As filed with the Securities and Exchange Commission on January 4, 2007

                      1933 Act Registration No. 333-138829

-------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

        [  ]     Pre-Effective             [X]      Post-Effective
                 Amendment No.                      Amendment No.1

                           MET INVESTORS SERIES TRUST
                        (BlackRock High Yield Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                            5 Park Plaza - Suite 1900
                            Irvine, California 92614
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006



        It is proposed that this filing will become effective

[x]  immediately on filing pursuant to paragraph (b)
[ ]  on __ pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on __ pursuant to paragraph (a)(1)
[ ]  75 days after pursuant to paragraph (a)(2)
[ ]  on __ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                December 18, 2006


Dear Contract Owner:

         As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut and Metropolitan Life Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Western Asset Management High Yield Bond Portfolio ("WAM High Yield") of the Metropolitan Series Fund, Inc. (the "Fund") at a Special Meeting of Shareholders to be held on February 27, 2007. Although you are not directly a shareholder of WAM High Yield, some or all of your Contract value is invested, as provided by your Contract, in WAM High Yield. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote WAM High Yield's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of WAM High Yield. All of the assets of WAM High Yield would be acquired by BlackRock High Yield Portfolio ("BlackRock High Yield"), a series of Met Investors Series Trust, in exchange for shares of BlackRock High Yield and the assumption by BlackRock High Yield of the liabilities of WAM High Yield. BlackRock High Yield's investment objective and investment strategies are similar to those of WAM High Yield.

     You will receive Class A shares of BlackRock High Yield having an aggregate net asset value equal to the aggregate net asset value of your WAM High Yield's shares. Details about BlackRock High Yield's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Directors has approved the proposal for BlackRock High Yield and recommends that you instruct the Insurance Company to vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Fund at 1-800-638-7732. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                            Sincerely,

                                            /s/ Elizabeth M. Forget
                                            Elizabeth M. Forget
                                            President
                                            Metropolitan Series Fund, Inc.

                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116

               Western Asset Management High Yield Bond Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 27, 2007

To the Shareholders of Metropolitan Series Fund, Inc.:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Western Asset Management High Yield Bond Portfolio of Metropolitan Series Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, Massachusetts 02116, on February 27, 2007 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Western Asset Management High Yield Bond Portfolio ("WAM High Yield") by BlackRock High Yield Portfolio ("BlackRock High Yield"), a series of Met Investors Series Trust, in exchange for shares of BlackRock High Yield and the assumption by BlackRock High Yield of the liabilities of WAM High Yield. The Plan also provides for distribution of these shares of BlackRock High Yield to shareholders of WAM High Yield in liquidation and subsequent termination of WAM High Yield. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of WAM High Yield.

         The Board of Directors has fixed the close of business on November 30, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                     By order of the Board of Directors

                                     /s/ Thomas M. Lenz
                                     ------------------
                                     Thomas M. Lenz
                                     Secretary
                                     Metropolitan Series Fund, Inc.





December 18, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:





  Registration                                                  Valid Signature

Corporate Accounts

  (1)  ABC Corp. . . . . . . . . . . . . . . . . .. ABC Corp.

  (2)  ABC Corp. . . . . . . . . . . . . . . . .  . John Doe, Treasurer

  (3)  ABC Corp.
           c/o John Doe, Treasurer . . . . . .   . .John Doe

  (4)  ABC Corp. Profit Sharing Plan . . . .. . . . John Doe, Trustee

Trust Accounts

  (1)  ABC Trust .  . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

  (2)  Jane B. Doe, Trustee
         u/t/d 12/28/78 . . . . . .  . . . . . . . .Jane B. Doe

Custodial or Estate Accounts

  (1)  John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA . . . . . . .John B. Smith

  (2)  Estate of John B. Smith . . . . . . . . . . .John B. Smith, Jr., Executor


INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                            ACQUISITION OF ASSETS OF

               WESTERN ASSET MANAGEMENT HIGH YIELD BOND PORTFOLIO
                                   a series of
                         Metropolitan Series Fund, Inc.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                        BY AND IN EXCHANGE FOR SHARES OF

                         BLACKROCK HIGH YIELD PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                           PROSPECTUS/PROXY STATEMENT

                             DATED DECEMBER 18, 2006


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Western Asset Management High Yield Bond Portfolio ("WAM High Yield") for consideration at a Special Meeting of Shareholders to be held on February 27, 2006 at 10:00 a.m. Eastern time at the offices of Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") has approved the proposed reorganization of WAM High Yield, which is a series of the Fund, into BlackRock High Yield Portfolio ("BlackRock High Yield") (formerly known as Federated High Yield Portfolio), a series of Met Investors Series Trust (the "Trust"). WAM High Yield and BlackRock High Yield are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         Metropolitan Life Insurance Company ("MetLife") (the successor of Citicorp Life Insurance Company and First Citicorp Life Insurance Company), MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (individually an "Insurance Company" and collectively the "Insurance Companies") are the record owners of WAM High Yield's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of WAM High Yield that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of WAM High Yield, you have this right because some or all of your Contract value is invested, as provided by your Contract, in WAM High Yield. For simplicity, in this Prospectus/Proxy Statement:

         o "Record Holder" of WAM High Yield refers to each Insurance Company which holds WAM High Yield's shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

         o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

         o  "shareholder" or "Contract Owner" refers to you.

         In the reorganization, all of the assets of WAM High Yield will be acquired by BlackRock High Yield in exchange for Class A shares of BlackRock High Yield and the assumption by BlackRock High Yield of the liabilities of WAM High Yield (the "Reorganization"). If the Reorganization is approved, Class A shares of BlackRock High Yield will be distributed to each Record Holder in liquidation of WAM High Yield, and WAM High Yield will be terminated as a series of the Fund. You will then hold that number of full and fractional shares of BlackRock High Yield which have an aggregate net asset value equal to the aggregate net asset value of your shares of WAM High Yield.

         WAM High Yield is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). BlackRock High Yield is a diversified series of the Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The primary investment objective of WAM High Yield is similar to that of BlackRock High Yield, as follows:


------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
WAM High Yield                                          High current income.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
BlackRock High Yield                                    Maximize total return
                                                        consistent with income
                                                        generation and prudent
                                                        investment management.

------------------------------------------------------- -------------------------------------------------------------


         Material Differences in the Funds' Investment Strategies

         The investment strategies for WAM High Yield are similar to those for BlackRock High Yield. There are some differences, however. WAM High Yield normally invests at least 80% of its assets in below investment grade bonds and debt securities. BlackRock High Yield normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. Further, with respect to WAM High Yield, there is no stated limit on the amount of foreign securities or securities rated in the lowest rating category, including securities in default, which can be held by the Portfolio. With respect to BlackRock High Yield, the Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the U.S., and up to 10% of its assets in distressed securities that are in default or the issuers of which are in bankruptcy. In addition, WAM High Yield normally maintains average portfolio duration of between three and seven years, while BlackRock High Yield normally invests in securities with maturities of ten years or less. As of September 30, 2006, the average durations of WAM High Yield and BlackRock High Yield were 4.6 years and 4.88 years, respectively.

         This Prospectus/Proxy Statement explains concisely the information about BlackRock High Yield that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- --------------------------------------------------
Information about WAM High Yield:                                     How to Obtain this Information:
---------------------------------                                     -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Fund relating to WAM High Yield,                    Copies are available upon request and
dated May 1, 2006                                                     without charge if you:


Statement of Additional Information of the Fund                       o  Write to the Fund at the address listed
relating to WAM High Yield, dated May 1, 2006                            on the cover page of this Prospectus/Proxy
                                                                         Statement; or
Annual Report of the High Yield Bond Trust, for the
year ended December 31, 2005                                          o  Call (800) 638-7732 toll-free.

Semi-Annual Report of the Fund relating to WAM
High Yield for the six month period ended June 30, 2006


--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about BlackRock High Yield:                               How to Obtain this Information:

Prospectus of the Trust relating to BlackRock High                    A copy is available upon request
Yield, dated May 1, 2006, as supplemented on                          and without charge if you:
August 21, 2006, which accompanies this Prospectus/Proxy
Statement                                                             o  Write to the Trust at the address
                                                                         listed on the cover of this
Statement of Additional Information of the Trust                         Prospectus/Proxy Statement; or
relating to  BlackRock High Yield, dated May 1, 2006,
as supplemented on August 21 and November 1, 2006

                                                                      o  Call (800) 848-3854 toll-free.
Annual Report of The Travelers Series Trust relating
to Federated High Yield Portfolio, for the period ended
December 31, 2005

Semi-Annual Report of the Trust relating to Federated
High Yield Portfolio (now known as BlackRock High Yield) for the six month period ended June 30, 2006


--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated                             A copy is available upon request and without
December 18, 2006, which  relates to this Prospectus/Proxy            charge if you:
Statement and the Reorganization

                                                                      o  Write to the Trust at the address
                                                                         listed on the cover page of this
                                                                         Prospectus/Proxy Statement; or

                                                                      o  Call (800) 848-3854 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to WAM High Yield contained in the Prospectus of the Fund dated May 1, 2006 (SEC File No. 811-03618) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to BlackRock High Yield contained in the Prospectus of the Trust dated May 1, 2006, as supplemented August 21, 2006 (SEC File No. 811-10183) also is incorporated by reference in this document. The Statement of Additional Information dated December 18, 2006 relating to this Prospectus/Proxy Statement and the Reorganization includes the financial statements of High Yield Bond Trust for the year ended December 31, 2005. The financial statements of The Travelers Series Trust relating to Federated High Yield Portfolio for the year ended December 31, 2005, the financial statements of the Fund relating to WAM High Yield for the six month period ended June 30, 2006, the financial statements of the Trust relating to Federated High Yield Portfolio (now known as BlackRock High Yield) for the six month period ended June 30, 2006, and pro forma financial statements of the Trust relating to BlackRock High Yield for the twelve month period ended June 30, 2006.

         An investment in BlackRock High Yield through a Contract:

o  is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency
o  is not endorsed by any bank or government agency
o involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS


                                                                                                               Page
SUMMARY...........................................................................................................7
         Why is the Reorganization being proposed?................................................................7
         What are the key features of the Reorganization?.........................................................7
         After the Reorganization, what shares of BlackRock High Yield will I own?................................8
         How will the Reorganization affect me?...................................................................8
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?..............................................................................9
         How do the Directors recommend that I vote?..............................................................9
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........9
         How do the Portfolios' fees and expenses compare?.......................................................13
         How do the Portfolios' performance records compare?.....................................................15


         What will be the primary federal tax consequences of the Reorganization?................................19
RISKS............................................................................................................20
         Are the risk factors for the Portfolios similar?........................................................20
         What are the primary risks of investing in each Portfolio?..............................................20
         Are there any other risks of investing in each Portfolio?...............................................24
INFORMATION ABOUT THE REORGANIZATION.............................................................................25
         Reasons for the Reorganization..........................................................................25
         Agreement and Plan of Reorganization....................................................................27
         Federal Income Tax Consequences.........................................................................29
         Pro Forma Capitalization................................................................................30
         Distribution of Shares..................................................................................31
         Purchase and Redemption Procedures......................................................................32
         Exchange Privileges.....................................................................................32
         Dividend Policy.........................................................................................32
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................33
         Form of Organization....................................................................................33
         Capitalization..........................................................................................33
         Shareholder Liability...................................................................................34
         Shareholder Meetings and Voting Rights..................................................................34
         Liquidation.............................................................................................35
         Liability and Indemnification of Trustees/Directors.....................................................35
VOTING INFORMATION CONCERNING THE MEETING........................................................................36
         Shareholder Information.................................................................................39
         Control Persons and Principal Holders of Securities.....................................................39
FINANCIAL STATEMENTS AND EXPERTS.................................................................................40
LEGAL MATTERS....................................................................................................40
ADDITIONAL INFORMATION...........................................................................................40
OTHER BUSINESS...................................................................................................40
Form of Agreement and Plan of Reorganization....................................................................A-1



                                     SUMMARY


THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

    Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those that have been unable to accumulate significant assets, and that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Further, the Reorganization is being proposed because of the Insurance Companies' decision to no longer offer WAM High Yield as part of their product offerings. As a result of this decision, WAM High Yield's assets are not expected to grow significantly, thereby preventing WAM High Yield from reaching a level of assets necessary to achieve certain operational efficiencies. Both Portfolios changed subadvisers during the last twelve months. Although the Reorganization is not being proposed because of performance issues, the performance record of the retail mutual fund on which BlackRock High Yield is modeled has been better than that of the retail mutual fund on which WAM High Yield is modeled for the one-, three- and five-year periods ended June 30, 2006. Therefore, the Directors believe that the Reorganization is in the best interests of WAM High Yield's shareholders.

    What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of WAM High Yield to BlackRock High Yield in exchange for Class A shares of BlackRock High Yield;

o the assumption by BlackRock High Yield of all of the liabilities of WAM High Yield;

o the liquidation of WAM High Yield by distribution of Class A shares of BlackRock High Yield to WAM High Yield's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about May 1, 2007.

    After the Reorganization, what shares of BlackRock High Yield will I own?

         If you own Class A shares of WAM High Yield, you will own Class A shares of BlackRock High Yield.

         The new shares you receive will have the same total value as your shares of WAM High Yield, as of the close of business on the day immediately prior to the Reorganization.

    How will the Reorganization affect me?

         It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

o COST SAVINGS: The management fee for BlackRock High Yield, effective as of November 1, 2006, is 0.60% of all assets levels as compared to the current management fee of WAM High Yield, effective May 1, 2006, of 0.48%. Total Operating Expenses for the twelve month period ended June 30, 2006 for each Portfolio, assuming that the current management fees for BlackRock High Yield and WAM High Yield had been in effect beginning July 1, 2005, were 0.81% for Class A shares of BlackRock High Yield and 0.60% for the Class A shares of WAM High Yield. As of September 30, 2006, based on the current assets of WAM High Yield, the Total Operating Expenses of WAM High Yield were 0.61%. It is anticipated that upon completion of the Reorganization, the Total Operating Expenses for BlackRock High Yield Portfolio will be 0.71%.

     However, each Insurance Company has agreed that, upon consummation of the Reorganization, it will permanently waive 0.11% of the Contract charges that apply to the value of your current investment in BlackRock High Yield as a result of the Reorganization. In addition, the operating expenses of BlackRock High Yield may potentially decrease over the long term in comparison to those of WAM High Yield due to the spreading of fixed costs over a larger pool of assets, although no assurances can be given.

o OPERATING EFFICIENCIES: Upon the reorganization of WAM High Yield into BlackRock High Yield, operating efficiencies may be achieved by BlackRock High Yield because it will have a greater level of assets. As of September 30, 2006, WAM High Yield's total net assets were approximately $95 million. BlackRock High Yield had total net assets of approximately $77 million as of September 30, 2006.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in BlackRock High Yield after the Reorganization. After the Reorganization your Contract values will depend on the performance of BlackRock High Yield rather than that of WAM High Yield. BlackRock High Yield will bear the costs of the Meeting, this proxy solicitation and any adjourned session. Such costs are ultimately borne by the Portfolio's shareholders.

         Like WAM High Yield, BlackRock High Yield will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of BlackRock High Yield.

    Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of BlackRock High Yield. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

    How do the Directors recommend that I vote?

         The Directors of the Fund, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interests of the shareholders of WAM High Yield, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of WAM High Yield.

      THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Trustees of the Trust have also approved the Plan on behalf of BlackRock High Yield.

         How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The investment objective of WAM High Yield is somewhat similar to that of BlackRock High Yield, and the principal investment strategies of each Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.

         The following tables summarize a comparison of WAM High Yield and BlackRock High Yield with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.










   ------------------- -------------------------------------------- ---------------------------------------------------
                       WAM High Yield                                 BlackRock High Yield
   ------------------- -------------------------------------------- ---------------------------------------------------
   ------------------- -------------------------------------------- ---------------------------------------------------
   Investment          High current income.                           Maximize total return, consistent with income
   Objective                                                          generation and prudent investment management.
   ------------------- -------------------------------------------- ---------------------------------------------------
   ------------------- -------------------------------------------- ---------------------------------------------------
   Principal           The Portfolio normally invests at least        Portfolio will normally invest at least 80% of
   Investment          80% of its assets in below investment          its assets in high yield bonds, including
   Strategies          grade bonds and debt securities.               convertible and preferred securities.

                       There is no minimum acceptable rating for      Portfolio will invest primarily in junk bonds
                       the Portfolio's investments, and the           with maturities of ten years or less.
                       Portfolio may purchase or hold securities
                       in default.                                    Portfolio may invest up to 10% of its assets in
                                                                      non-dollar denominated bonds of issuers located
                       The Portfolio may invest in many different     outside of the U.S. including issuers located in
                       industries.                                    emerging markets.

                       The Portfolio may invest up to 20%, in the     Portfolio may invest in a wide range of
                       aggregate, of its assets in equity             securities including corporate bonds, mezzanine
                       securities.                                    investments, collateralized bond obligations
                                                                      ("CBOs"), bank loans and mortgage-backed  and
                       The Portfolio may invest in foreign            asset-backed securities.
                       securities.
                                                                      Portfolio may invest in securities of any rating
                                                                      and may invest  up to 10% of its assets in
                       The Portfolio may invest in zero coupon,       distressed securities that are in default or the
                       payment-in-kind ("PIK") bonds,                 issuers of which are in bankruptcy.
                       mortgage-backed securities and derivatives.

                       The Portfolio normally maintains average       Portfolio may also invest in derivatives and may
                       portfolio duration of between 3 and 7 years.   use derivatives for leverage.
                       However, the Portfolio may invest in
                       individual securities of any duration.         Portfolio's average duration at September 30, 2006
                       At September 30, 2006, the portfolio's         was 4.88 years.
                       average duration 4.6 year

   ------------------- -------------------------------------------- ---------------------------------------------------



         The principal risks of investing in BlackRock High Yield are similar to those of investing in WAM High Yield. They include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

o High yield debt security risk - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risks than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities.

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

o Interest rate risk - the value of investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down.

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities. Investments in foreign securities are also subject to currency risks.

o Derivatives risk - The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counter party. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

o Mortgage-related securities risk - mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

FOR BLACKROCK HIGH YIELD ONLY

o Mezzanine securities risk - mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

o Bank loan risk - the market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

o CBO risk - the pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower trances, with greater risk, pay higher interest rates.

o Non-mortgage asset-backed securities risk - non-mortgage asset backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

         Although WAM High Yield and BlackRock High Yield have similar objectives and similar investment strategies, it is anticipated that the securities held by WAM High Yield may be sold in significant amounts in order to comply with the policies and investment practices of BlackRock High Yield in connection with the Reorganization. If such sales occur, the transaction costs will be borne by MetLife or one of its affiliates.

    How do the Portfolios' fees and expenses compare?

         WAM High Yield offers one class of shares (Class A shares). BlackRock High Yield offers one class of shares (Class A shares). You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A shares of each of the Portfolios. The table entitled "BlackRock High Yield (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A shares of WAM High Yield set forth in the following table and the example are based on the expenses for WAM High Yield's predecessor fund adjusted as if current fees for WAM High Yield had been in effect for the twelve-month period ended June 30, 2006, and the amounts for the Class A shares of BlackRock High Yield set forth in the following table and in the example are based on the expenses for BlackRock High Yield's predecessor fund as adjusted to reflect the Portfolio's current management fee for the twelve-month period ended June 30, 2006. The amounts for Class A shares of BlackRock High Yield (Pro Forma) set forth in the following table and in the example are based on what the expenses of BlackRock High Yield would have been for the twelve-month period ended June 30, 2006, had the Reorganization taken place as of July 1, 2005.

         Class A shares of WAM High Yield and Class A shares of BlackRock High Yield are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

Fees and Expenses (as a percentage of average daily net assets)


--------------------------------- ----------------------------- -------------------------
                                       WAM High Yield(1)        BlackRock High Yield(2)
--------------------------------- ----------------------------- -------------------------
--------------------------------- ----------------------------- -------------------------
                                            Class A                     Class A
--------------------------------- ----------------------------- -------------------------
--------------------------------- ----------------------------- -------------------------
Management Fees                              0.48%                       0.60%
--------------------------------- ----------------------------- -------------------------
--------------------------------- ----------------------------- -------------------------
Distribution and 12b-1 Fees                  0.00%                       0.00%
--------------------------------- ----------------------------- -------------------------
--------------------------------- ----------------------------- -------------------------
Other Expenses                               0.12%*                      0.21%
--------------------------------- ----------------------------- -------------------------
--------------------------------- ----------------------------- -------------------------
Total Annual Portfolio                       0.60%                       0.81%
Operating Expenses(3)
--------------------------------- ----------------------------- -------------------------



------------------------------------------- ------------------------------------
                                                   BlackRock High Yield
                                                        (Pro Forma)
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
                                                          Class A
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Management Fees                                            0.60%
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Distribution and 12b-1 Fees                                0.00%
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Other Expenses                                             0.11%
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
Total Annual Portfolio Operating Expenses                  0.71%
------------------------------------------- ------------------------------------


* Recalculated to reflect differences in the fee structure of the Fund and the Portfolio's predecessor.


(1) MetLife Advisers, LLC ("MetLife Advisers") and the Fund have contractually agreed, for the period May 1, 2006 through April 30, 2007, that MetLife Advisers will waive fees or pay all expenses of the Fund (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit total operating expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 1.25% for Class A shares.


(2) Met Investors Advisory LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the Total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.95% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

(3) Each Insurance Company has agreed that upon consummation of the Reorganization, it will permanently waive 0.11% of the Contract charges that apply to your investment in BlackRock High Yield, including reinvestment of dividends under existing Contracts. The Insurance Companies have agreed that the waiver will apply to additional investments in the Portfolio. As of September 30, 2006, based on the asset levels and expenses on that date, the management fee, other expenses and total annual portfolio operating expenses of WAM High Yield Class A shares were 0.49%, 0.12% and 0.61%, respectively.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in WAM High Yield versus BlackRock High Yield and BlackRock High Yield (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. The examples do not reflect the fact of the Insurance Companies waiver of certain Contract charges. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                      WAM High Yield
                         One Year          Three Years            Five Years            Ten Years
                         -------           -----------            ----------            ---------
          Class A          $61                $192                   $335                $750
          ----------------- -------------------- ------------------- -------------------- -------------------




         ---------------------------------------------------------------------------------------------------
                                                BlackRock High Yield
                         One Year          Three Years            Five Years            Ten Years
                         --------          -----------            ----------            ---------
         Class A            $83                $259                   $450              $1,002
         ------------- -------------- ----------------------- --------------------- ------------------------




         ------------ ------------------------------------------------------------------------------------
                                               BlackRock High Yield (Pro Forma)
                        One Year           Three Years            Five Years            Ten Years
                        --------           -----------            ----------            ---------
         Class A           $73                 $227                   $395                  $883
         ------------ ---------------- -------------------- ------------------------- --------------------


    How do the Portfolios' performance records compare?

         The following charts show how the Class A shares of each Portfolio have performed in the past. The historical performance shown for BlackRock High Yield's Class A shares is the performance of the Portfolio's predecessor fund, Federated High Yield Portfolio, a series of The Travelers Series Trust, which commenced operations on August 30, 1996. The assets of the predecessor fund were transferred to BlackRock High Yield on May 1, 2006. Prior to August 21, 2006, BlackRock High Yield was managed by a different investment adviser. The historical performance shown for WAM High Yield's Class A shares is the performance of the Portfolio's predecessor fund, High Yield Bond Trust, which commenced operations on May 16, 1983. The assets of the predecessor fund were transferred to WAM High Yield on May 1, 2006. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the Class A shares of BlackRock High Yield in each full calendar year since inception and the Class A shares of WAM High Yield for the last ten calendar years. These charts should give you a general idea of the risks of investing in WAM High Yield and BlackRock High Yield by showing how WAM High Yield's and BlackRock High Yield's returns, as applicable, have varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of WAM High Yield and BlackRock High Yield which may have occurred before your Contract began; accordingly, your investment results may differ. WAM High Yield and BlackRock High Yield can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                 WAM High Yield

  ------------ ---------- ---------- ---------- --------- ----------- ----------- ------------ ----------- ------------
     16.1%       16.6%      6.6%       4.4%       0.3%       9.6%        4.6%        29.2%        8.8%        1.3%






      96          97         98         99         00         01          02          03           04          05
  ------------ ---------- ---------- ---------- --------- ----------- ----------- ------------ ----------- ------------

                        High Quarter: 2nd - 2003 + 9.64%
                         Low Quarter: 3rd - 2001 - 4.27%

                              BlackRock High Yield

------------- ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
   15.45%       4.71%       3.14%      -8.15%      1.94%       3.72%      22.39%      10.38%      2.55%






     97           98          99         00          01          02         03          04          05
------------- ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------

                        High Quarter: 2nd - 2003 + 7.75%
                         Low Quarter: 4th - 2000 - 6.50%

         The next set of tables lists the average annual total return of the Class A shares of WAM High Yield for the one-, five- and ten-year periods ended December 31, 2005 and Class A shares of BlackRock High Yield for the one- and five-year periods and since inception (through December 31, 2005). These tables include the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2005)(1)



       ------------------------------ ---------------- ----------------- -----------------
                                       1 Year Ended     5 Years Ended     10 Years Ended
                                         12/31/05          12/31/05          12/31/05
       WAM High Yield
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class A shares                      1.31%            10.27%            9.50%
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       CSFB HY Index (2)                   2.26%            9.83%             7.14%
       ------------------------------ ---------------- ----------------- -----------------



       ------------------------------ ---------------- ----------------- ----------------- ----------------
       BlackRock High Yield)           1 Year Ended     5 Years Ended     From Inception
       ---------------------
                                         12/31/05          12/31/05        to 12/31/05     Inception Date
                                         --------          --------           --------          ----
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       Class A Shares                      2.55%            7.94%             6.50%            8/30/96
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       Lehman HY Index (2)                 2.74%            13.77%           6.46%(3)
       ------------------------------ ---------------- ----------------- ----------------- ----------------



         (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         (2) The definition of the indices is provided below.

         (3) Date of Index performance is from 09/1/96.


         The Credit Suisse First Boston High Yield Index ("CSFBHY Index") is representative of the lower rated debt (including non-convertible preferred stocks) in the Portfolio. The Lehman High Yield Bond-2% Issuer Cap Index ("Lehman HY Index") is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index.

         For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about BlackRock High Yield is also contained in management's discussion of BlackRock High Yield performance which appears in the most recent Annual Report of The Travelers Series Trust relating to Federated High Yield Portfolio, the predecessor fund of BlackRock High Yield.

         Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

Management of the Portfolios

         The overall management of WAM High Yield and of BlackRock High Yield is the responsibility of, and is supervised by, the Board of Directors of the Fund and the Board of Trustees of the Trust, respectively.

Manager

         Met Investors Advisory LLC (previously defined as the Manager) is the investment manager for BlackRock High Yield. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

Facts about the Manager:


--------------------------------------------------------------------------------

o    The Manager is an affiliate of MetLife.

o The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $25.9 billion as of September 30, 2006.

o    The Manager is located at 5 Park  Plaza,  Suite  1900,  Irvine,  California
     92614.
--------------------------------------------------------------------------------

Adviser

         BlackRock Financial Management, Inc. (the "Adviser") is the investment adviser to BlackRock High Yield. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Adviser:


--------------------------------------------------------------------------------

o    The Adviser has been an investment manager since 1982.

o The Adviser is a direct wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

o The Adviser and its affiliates had assets under management of approximately $1.075 trillion as of September 30, 2006.

o    The Adviser is located at 40 East 52nd  Street,  New York,  New York 10022.
--------------------------------------------------------------------------------

Portfolio Management

         The Portfolio is managed by a team of investment professionals at the Adviser including the following individuals who have day-to-day responsibility:

         Jeffrey Gary, Managing Director of the Adviser since 2003. Mr. Gary is head of the High Yield Team and member of the Investment Strategy Group. Prior to joining the Adviser in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

         Scott Amero, Managing Director of the Adviser since 1990. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of the Adviser's Management Committee and Investment Strategy Group.

Management Fees

         For its management and supervision of the daily business affairs of BlackRock High Yield, the Manager is entitled to receive a monthly fee at an annual rate of 0.60% of the Portfolio's average daily net assets.

Expense Limitation Agreement

         In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.95% of daily net assets for Class A shares of the Portfolio.

         The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

         The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

Advisory Fees

         Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to BlackRock High Yield. The Portfolio does not pay a fee to the Adviser.

        What will be the primary federal tax consequences of the Reorganization?

         Prior to or at the completion of the Reorganization, WAM High Yield and BlackRock High Yield will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by WAM High Yield or its Record Holders for federal income tax purposes as a result of receiving shares of BlackRock High Yield in connection with the Reorganization. The holding period and aggregate tax basis of the shares of BlackRock High Yield that are received by the Record Holders of WAM High Yield will be the same as the holding period and aggregate tax basis of the shares of WAM High Yield previously held by such Record Holders, provided that such shares of WAM High Yield are held as capital assets. In addition, the holding period and tax basis of the assets of WAM Asset Management in the hands of BlackRock High Yield as a result of the Reorganization will be the same as in the hands of WAM Asset Management immediately prior to the Reorganization, and no gain or loss will be recognized by BlackRock High Yield upon the receipt of the assets of WAM Asset Management in exchange for shares of BlackRock High Yield and the assumption by BlackRock High Yield of WAM Asset Management's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

    Are the risk factors for the Portfolios similar?

     Yes. The risk factors are similar due to the similar investment objectives and similar investment strategies of WAM Asset Management and BlackRock High Yield. The risks of BlackRock High Yield are described in greater detail in the Portfolio's Prospectus.

    What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Market Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
WAM High Yield                           Invests primarily in debt securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock High Yield                     Invests primarily in debt securities.

---------------------------------------- ------------------------------------------------------------------------


         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to High Yield Debt Security Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
WAM High Yield                           Normally invests at least
                                         80% of its assets in below investment
                                         grade bonds and debt securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock High Yield                     Normally invests at least
                                         80% of its assets in high yield bonds,
                                         including convertible and preferred
                                         securities.

---------------------------------------- ------------------------------------------------------------------------


         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

         If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios may be
                                         subject to Foreign Investment Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
WAM High Yield                           May invest in foreign securities, including emerging market securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock High Yield                     May invest up to 10% of net
                                         assets in non-dollar denominated
                                         foreign securities, including emerging
                                         market securities.

---------------------------------------- ------------------------------------------------------------------------


         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios may be
                                         subject to Interest Rate Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
WAM High Yield                           Invests at least 80% of its assets in below investment grade bonds and debt securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock High Yield                     Invests at least 80% of its
                                         assets in high yield bonds, including
                                         convertible and preferred securities.

---------------------------------------- ------------------------------------------------------------------------


         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio invests substantially all of its assets in debt securities or stocks purchased primarily for dividend income, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios may be
                                         subject to Credit Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
WAM High Yield                           Invests at least 80% of its assets in below investment grade bonds and debt securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock High Yield                     Invests at least 80% of its
                                         assets in high yield bonds, including
                                         convertible and preferred securities.

---------------------------------------- ------------------------------------------------------------------------


         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.


-------------------------------------- -----------------------------------------
                                       Each of the Portfolios is subject to
                                       Mortgage-Related Securities Risk.
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
WAM High Yield                        May invest in mortgage-related securities.
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
BlackRock High Yield                  May invest in mortgage-related securities.
-------------------------------------- -----------------------------------------


         Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Portfolio to a lower rate of return when it reinvests the principal. Further, a Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Portfolio's shares to fluctuate more.

    Are there any other risks of investing in each Portfolio?

         BlackRock High Yield is also subject to mezzanine securities risk. Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

         BlackRock High Yield is subject to bank loan risk. The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

         BlackRock High Yield is subject to CBO risk. The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

         BlackRock High Yield is subject to non-mortgage asset-backed security risk. Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

         Both Portfolios are subject to derivatives risk. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counter party. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

         Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the securities held by the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

         WAM High Yield is subject to PIK securities risk. The Portfolio may invest in PIK securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

         WAM High Yield is subject to zero coupon bond securities risk. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

         The portfolio turnover rate of both Portfolios may exceed 100%. High portfolio turnover rates generally mean greater brokerage costs which can adversely affect a Portfolio's performance.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

                      INFORMATION ABOUT THE REORGANIZATION

    Reasons for the Reorganization

         The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios. The Insurance Companies have decided to no longer offer WAM High Yield as part of their product offerings. As a result of this decision, WAM High Yield's assets are not expected to grow significantly, thereby preventing WAM High Yield from reaching a level of assets necessary to achieve certain operational efficiencies. Both Portfolios changed subadvisers during the last twelve months. Although the Reorganization is not being proposed because of performance issues, the performance record of the publicly available mutual fund on which BlackRock High Yield is modeled has been better than that of the retail mutual fund on which WAM High Yield is based for the one-, three- and five-year periods ended June 30, 2006.

         At a special meeting held on November 8, 2006, all of the Directors of the Fund, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of WAM High Yield, and that the interests of existing shareholders of WAM High Yield will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Directors evaluated extensive information provided by the management of the Fund and reviewed various factors about the Portfolios and the proposed Reorganization. The combination of the two Portfolios with similar investment objectives and similar investment strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved. The total operating costs of BlackRock High Yield are higher than those of WAM High Yield. However, upon consummation of the Reorganization, the Insurance Companies will permanently waive 0.11% of the Contract charges that apply to your Contract invested in BlackRock High Yield. The Directors noted that the historical performance of the publicly available mutual fund on which BlackRock High Yield is modeled (adjusted to reflect the expense ratio applicable to BlackRock High Yield) over the one-, three- and five-year periods ended September 30, 2006 had exceeded that of the retail mutual fund on which WAM High Yield is based.

         The Directors considered the potential economies of scale that might be achieved should WAM High Yield combine with another entity. As of September 30, 2006, WAM High Yield's assets were approximately $95 million, while BlackRock High Yield's total net assets were approximately $77 million. The Directors were informed that WAM High Yield's expense ratio was likely to increase over time in the absence of a fund merger because its assets were expected to decrease over time.

         In addition, the Directors considered, among other things:

o   the desire to eliminate duplicative high yield offerings;

o   the reputation of the Adviser as a fixed-income manager;

o   the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of WAM High Yield's interests;

o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

o the fact that BlackRock High Yield's Manager has contractually agreed to limit the total annual operating expenses of BlackRock High Yield through at least April 30, 2007;

o the fact that WAM High Yield and BlackRock High Yield have similar investment objectives and similar principal investment strategies;

o the fact that MetLife or one of its affiliates will bear portfolio transaction costs incurred by the Portfolios in connection with the Reorganization;

o the fact that BlackRock High Yield will bear all other expenses incurred by the Portfolios in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

o the fact that BlackRock High Yield will assume all of the liabilities of WAM High Yield;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of WAM High Yield, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

         During their consideration of the Reorganization, the Directors of the Fund met with counsel to the Independent Directors regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Fund concluded that the proposed Reorganization would be in the best interests of WAM High Yield and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of WAM High Yield for approval.

         The Trustees of the Trust have also approved the Plan on behalf of BlackRock High Yield.

    Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of WAM High Yield will be acquired by BlackRock High Yield in exchange for Class A shares of BlackRock High Yield and the assumption by BlackRock High Yield of all of the liabilities of WAM High Yield on or about May 1, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, WAM High Yield will endeavor to discharge all of its known liabilities and obligations. WAM High Yield will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, WAM High Yield will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of each class of BlackRock High Yield to be received by the Record Holders of WAM High Yield will be determined by multiplying the respective outstanding class of shares of WAM High Yield by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of WAM High Yield by the net asset value per share of the respective class of shares of BlackRock High Yield. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of BlackRock High Yield, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, WAM High Yield will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of BlackRock High Yield received by WAM High Yield. The liquidation and distribution will be accomplished by the establishment of accounts in the names of WAM High Yield's Record Holders on BlackRock High Yield's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of BlackRock High Yield due to WAM High Yield's Record Holders. All issued and outstanding shares of WAM High Yield will be canceled. The shares of BlackRock High Yield to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, WAM High Yield will be terminated as a series of the Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by WAM High Yield's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of WAM High Yield's shareholders, the Plan may be terminated (a) by the mutual agreement of WAM High Yield and BlackRock High Yield; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.
         If the Reorganization is consummated, BlackRock High Yield will pay the expenses (except transaction costs in connection with the transfer of assets) of the Reorganization (including the cost of any proxy-soliciting agent). MetLife or one of its affiliates will pay such transaction costs. If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by WAM High Yield, BlackRock High Yield or their shareholders. MetLife or one of its affiliates will pay such expenses.

         If WAM High Yield's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

    Federal Income Tax Consequences

         For purposes of this "Federal Income Tax Consequences" section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of WAM High Yield. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, BlackRock High Yield and WAM High Yield will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of WAM High Yield solely in exchange for shares of BlackRock High Yield and the assumption by BlackRock High Yield of the liabilities of WAM High Yield followed by the distribution of BlackRock High Yield's shares to the Record Holders of WAM High Yield in dissolution and liquidation of WAM High Yield, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and BlackRock High Yield and WAM High Yield will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by BlackRock High Yield upon the receipt of the assets of WAM High Yield solely in exchange for the shares of BlackRock High Yield and the assumption by BlackRock High Yield of the liabilities of WAM High Yield;

         (3) No gain or loss will be recognized by WAM High Yield on the transfer of its assets to BlackRock High Yield in exchange for BlackRock High Yield's shares and the assumption by BlackRock High Yield of the liabilities of WAM High Yield or upon the distribution (whether actual or constructive) of BlackRock High Yield's shares to WAM High Yield's Record Holders in exchange for their shares of WAM High Yield;

         (4) No gain or loss will be recognized by WAM High Yield's Record Holders upon the exchange of their shares of WAM High Yield for shares of BlackRock High Yield in liquidation of WAM High Yield;

         (5) The aggregate tax basis of the shares of BlackRock High Yield received by each Record Holder of WAM High Yield pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of WAM High Yield held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of BlackRock High Yield received by each Record Holder of WAM High Yield will include the period during which the shares of WAM High Yield exchanged therefor were held (provided that the shares of WAM High Yield were held as a capital asset on the date of the Reorganization);

         (6) The tax basis of the assets of WAM High Yield acquired by BlackRock High Yield will be the same as the tax basis of such assets to WAM High Yield immediately prior to the Reorganization, and the holding period of such assets in the hands of BlackRock High Yield will include the period during which the assets were held by WAM High Yield; and

         (7) BlackRock High Yield will succeed to and take into account the capital loss carryovers, if any, of WAM High Yield described in
                Section 381(c) of the Code. BlackRock High Yield will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of WAM High Yield would recognize a taxable gain or loss equal to the difference between its tax basis in its WAM High Yield shares and the fair market value of the shares of BlackRock High Yield it received.

         BlackRock High Yield's utilization after the Reorganization of any pre-Reorganization losses realized by WAM High Yield to offset gains realized by BlackRock High Yield could be subject to limitation in future years.

    Pro Forma Capitalization

         The following table sets forth the capitalization of WAM High Yield and BlackRock High Yield as of June 30, 2006 and the capitalization of BlackRock High Yield on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.14 Class A shares of BlackRock High Yield for each Class A share of WAM High Yield.



                     Capitalization of WAM High Yield, BlackRock High Yield and BlackRock High Yield (Pro Forma)*


       ------------------------- ------------------ ------------------ --------------------- ---------------------
                                                                                             BlackRock High Yield
                                                                                              Pro Forma (After
                                                                                               Reorganization)
                                  WAM High Yield     BlackRock High
                                                          Yield            Adjustments
       ------------------------- ------------------ ------------------ --------------------- ---------------------
       Net Assets
       Class A                         $93,626,454        $76,943,919             (53,000)*          $170,517,373
       Total Net Assets                $93,626,454        $76,943,919             (53,000)*          $170,517,373
       ------------------------- ------------------ ------------------ --------------------- ---------------------
       Net Asset Value Per
       Share
       Class A                               $9.51              $8.34                                       $8.34
       ------------------------- ------------------ ------------------ --------------------- ---------------------
       Shares Outstanding
       Class A                           9,850,164          9,222,750          1,376,030(a)            20,448,944
       ------------------------- ------------------ ------------------ --------------------- ---------------------
       Total Shares Outstanding          9,850,164          9,222,750          1,376,030(a)            20,448,944
       ------------------------- ------------------ ------------------ --------------------- ---------------------


     * Reflects merger related expenses of $53,000.

     (a) Reflects change in shares outstanding due to issuance of Class A shares of BlackRock High Yield in exchange for Class A shares of WAM High Yield based upon the net asset value of BlackRock High Yield's Class A shares at June 30, 2006.



         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

    Distribution of Shares

         All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of BlackRock High Yield are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) BlackRock High Yield may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

         MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and BlackRock High Yield's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries. BlackRock High Yield currently offers Class A shares. WAM High Yield currently offers Class A shares. Each Class has a separate distribution agreement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of WAM High Yield owning Class A shares will receive Class A shares of BlackRock High Yield. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of BlackRock High Yield.

         In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which BlackRock High Yield serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to BlackRock High Yield.

    Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of WAM High Yield. No fee is charged by WAM High Yield for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. WAM High Yield buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MID and its affiliates place orders for the purchase or redemption of shares of BlackRock High Yield based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

    Exchange Privileges

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

    Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and BlackRock High Yield intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         As a Maryland corporation, the operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law, rather than by the Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

    Form of Organization

         As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of WAM High Yield and other mutual funds of various asset classes; the series of the Trust consist of BlackRock High Yield and other mutual funds of various asset classes. The Fund and the Trust currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies and qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Delaware and federal law.

    Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in the Fund are represented by
4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of WAM High Yield are offered in one class (Class A) and represent an equal proportionate interest in the Portfolio. Shares of BlackRock High Yield are offered in one class (Class A). Shares of Class A of BlackRock High Yield represent an equal pro rata interest in the Portfolio. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

    Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

         Under Maryland law, shareholders of WAM High Yield have no personal liability as such for the acts or obligation of the Portfolio or the Fund, as the case may be.

    Shareholder Meetings and Voting Rights

         Neither the Fund on behalf of WAM High Yield nor the Trust on behalf of BlackRock High Yield is required to hold annual meetings of shareholders. However, in the case of the Fund and the Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Fund or of the Trust. In addition, the Fund and the Trust are each required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees then holding office were elected by shareholders. Neither the Fund nor the Trust currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust.

         The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the shares cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the shares cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders. With respect to the Fund, Maryland law would require a shareholder vote with respect to each such matter.

    Liquidation

         In the event of the liquidation of the Trust, a series, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Fund, the same provisions discussed above generally would apply.

    Liability and Indemnification of Trustees/Directors

         The By-Laws of the Fund provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund to the extent specifically approved by resolution adopted by the Board of Directors, provided that no indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of WAM High Yield in connection with a solicitation of voting instructions by the Directors of the Fund, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 27, 2007, at the offices of Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of WAM High Yield on or about January 2, 2007.

         The Board of Directors of the Fund has fixed the close of business on November 30, 2006 as the record date (the "Record Date") for determining the shareholders of WAM High Yield entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of WAM High Yield, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of WAM High Yield. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of WAM High Yield for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of WAM High Yield held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of WAM High Yield is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of common stock represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of the Reorganization will require the affirmative vote of a majority of the votes of WAM High Yield cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of WAM High Yield were the Insurance Companies. Since the Insurance Companies are the legal owner of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Fund.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about February 1, 2007 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of MetLife Advisers, LLC, its affiliates or other representatives of WAM High Yield (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Fund's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $53,000) will be paid by BlackRock High Yield.

         If shareholders of WAM High Yield do not vote to approve the Reorganization, the Directors of the Fund will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of WAM High Yield who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Fund, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund in a reasonable period of time prior to that meeting.

         The votes of the shareholders of BlackRock High Yield are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.


    Shareholder Information

         The Record Holders of WAM High Yield at the close of business on November 30, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of WAM High Yield owned as of the Record Date. As of the Record Date, the total number of shares of WAM High Yield outstanding and entitled to vote was as follows:

          ----------------------------------- ----------------------------------
                                                           Number of Shares
          ----------------------------------- ----------------------------------
          ----------------------------------- ----------------------------------
                   Class A                                   9,297,744.86



          ----------------------------------- ----------------------------------


         As of November 30, 2006, the officers and Trustees/Directors of the Trust and of the Fund beneficially owned as a group less than 1% of the outstanding shares of BlackRock High Yield and WAM High Yield, respectively.

    Control Persons and Principal Holders of Securities

         On November 30, 2006 to the knowledge of the Directors and management of the Fund, the following separate accounts of MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut and MetLife collectively owned of record 100% of the shares of WAM High Yield: MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Separate Account ABD for Variable Annuities, MetLife of CT Separate Account ABD II for Variable Annuities, MetLife of CT Fund UL II for Variable Life Insurance, MetLife Insurance Company of CT Variable Annuity
Separate Account 2002, MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002, MetLife of CT Fund U for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Separate Account PP for Variable Life Insurance, MetLife of CT Separate Account CPPVUL1, Metropolitan Life Variable Annuity Account I and Metropolitan Life Variable Annuity Account II.


         Each Insurance Company has advised the Fund and the Trust that as of November 30, 2006 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of WAM High Yield or BlackRock High Yield, respectively.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of the High Yield Bond Trust, the predecessor of WAM High Yield, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of The Travelers Series Trust relating to Federated High Yield Portfolio, the predecessor of BlackRock High Yield, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of BlackRock High Yield will be passed upon by Sullivan & Worcester LLP.


                             ADDITIONAL INFORMATION

         The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Directors of the Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


             THE DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE
                PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL
                  BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


December 18, 2006

                                                            Exhibit A


                        AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of December 11, 2006, by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of Western Asset Management High Yield Bond Portfolio (the "Acquired Fund"), a series of the Company, and (ii) Met Investors Series Trust (the "Acquiring Trust"), a Delaware statutory trust established under a Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof on behalf of BlackRock High Yield Portfolio (the "Acquiring Fund"), a series of the Acquiring Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets (i) the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class (Class A) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares  distributable  pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.       VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Company.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on May 1, 2007, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 200 Madison Avenue, 10th Floor New York, New York 10016, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for BlackRock High Yield Portfolio, a series of Met Investors Series Trust".

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

          (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The statement of assets and liabilities as of December 31, 2006, the statement of operations for the year ended December 31, 2006, the statement of changes in net assets for the year ended December 31, 2006, and the schedule of investments as of December 31, 2006, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which will be furnished to the Acquiring Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2006;

          (g) Since December 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which 30 million shares are authorized for the Acquired Fund. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, Class A shares having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
               Rico);

          (p) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2006, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

          (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The statement of assets and liabilities as of December 31, 2006, the statement of operations for the year ended December 31, 2006, the statement of changes in net assets for the year ended December 31, 2006, and the schedule of investments as of December 31, 2006, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which will be furnished to the Acquired Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2006;

          (h) Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

          (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, Class A shares having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

         The Acquiring Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of
          Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

     6.3 The Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Company, to the following effect:

          (a) The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Portfolio did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Trust's ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion from Ropes & Gray LLP counsel to the Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Company on behalf of the Acquiring Portfolio did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquired Fund is a party or by which either of them is bound;
               (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) to such counsel's knowledge there is no legal or governmental proceeding relating to the Company or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (g) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;
               (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquired Fund or any of their properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2006.

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2006 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2006 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

         The respective obligations of the Company and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Company or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Company and the Acquiring Trust shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Company and the Acquiring Trust substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
               Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

          (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

          (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          (g) The Acquiring Fund will succeed to and take into account capital loss carryover, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Company and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
          (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy
          Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.


     9.2 MetLife Advisers, LLC will bear any portfolio transaction costs incurred by the Acquiring Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund.

     9.3 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.4 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.5 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.      TERMINATION.

     This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Company. In addition, either the Acquiring Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date:

          (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b)  If  a  condition   herein   expressed  to  be  precedent  to  the
               obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

          (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Acquiring Trust; or

          (d) If the Board of Trustees of the Acquiring Fund or the Board of Directors of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12. AMENDMENTS.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13. NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irving, CA 92614, attn:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Company, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.



         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                      METROPOLITAN SERIES FUND, INC.,
                      on behalf of its Western Asset Management
                      High Yield Bond Portfolio

                      By:
                         --------------------------------------------------

                      Name:
                               --------------------------------------------

                      Title:
                               --------------------------------------------



                      MET INVESTORS SERIES TRUST,
                      on behalf of its BlackRock High Yield Portfolio


                      By:
                         --------------------------------------------------

                      Name:
                               --------------------------------------------

                      Title:
                               --------------------------------------------

                       Agreed and accepted as to paragraph 9 only:

                       METLIFE ADVISERS, LLC



                       By:
                            ------------------------------------------------

                       Name:
                            ------------------------------------------------

                       Title:
                            ------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

               WESTERN ASSET MANAGEMENT HIGH YIELD BOND PORTFOLIO

                                   a series of

                         METROPOLITAN SERIES FUND, INC.

                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732


                        By and In Exchange For Shares of

                         BLACKROCK HIGH YIELD PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854


         This Statement of Additional Information, dated December 18, 2006, relating specifically to the proposed transfer of the assets and liabilities of Western Asset Management High Yield Bond Portfolio ("WAM High Yield"), a series of Metropolitan Series Fund, Inc. (the "Fund"), to BlackRock High Yield Portfolio ("BlackRock High Yield"), a series of Met Investors Series Trust (the "Trust"), in exchange for Class A shares of BlackRock High Yield (to be issued to holders of shares of WAM High Yield), consists of the information set forth below pertaining to WAM High Yield and BlackRock High Yield and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) Statement of Additional Information of the Fund relating to WAM High Yield dated May 1, 2006;

         (2) Statement of Additional Information of the Trust relating to BlackRock High Yield dated May 1, 2006, as supplemented August 21 and November 1, 2006;

         (3) Annual Report of High Yield Bond Trust, the predecessor fund of WAM High Yield, for the year ended December 31, 2005;

         (4) Annual Report of The Travelers Series Trust relating to Federated High Yield Portfolio, the predecessor fund of BlackRock High Yield for the year ended December 31, 2005;

         (5) Semi-Annual Report of the Fund relating to WAM High Yield for the six month period ended June 30, 2006;

         (6) Semi-Annual Report of the Trust relating to Federated High Yield Portfolio, the predecessor fund of BlackRock High Yield for the six month period ended June 30, 2006; and

         (7)      Pro forma financial statements as of June 30, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of WAM High Yield and BlackRock High Yield dated December 18, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

                       METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2006

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2006, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2005 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.


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
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                                TABLE OF CONTENTS


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GENERAL                                                                                                           1
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INVESTMENT POLICIES                                                                                               1
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INVESTMENT RESTRICTIONS                                                                                           7
-----------------------

INVESTMENT PRACTICES                                                                                              9
--------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                                                                                 32
--------------------------------

RESOLVING MATERIAL CONFLICTS                                                                                     33
----------------------------

DETERMINATION OF NET ASSET VALUES                                                                                34
---------------------------------

EXPENSES                                                                                                         36
--------

DIRECTORS AND OFFICERS                                                                                           37
----------------------

ADVISORY ARRANGEMENTS                                                                                            44
---------------------

PORTFOLIO MANAGERS                                                                                               57
------------------

DISTRIBUTION AGREEMENTS                                                                                          90
-----------------------

OTHER SERVICES                                                                                                   93
--------------

PORTFOLIO TRANSACTIONS AND BROKERAGE                                                                             94
------------------------------------

CODE OF ETHICS                                                                                                   99
--------------

DESCRIPTION OF THE FUND                                                                                         100
-----------------------

TAXES                                                                                                           101
-----

TRANSFER AGENT                                                                                                  103
--------------

FINANCIAL STATEMENTS                                                                                            103
--------------------

INDEX SPONSORS                                                                                                  104
--------------

APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS                                                                      106
-------------------------------------------

APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS                                                          110
-------------------------------------------------------

APPENDIX B--INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES                                               111
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                                     GENERAL

      Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.
                               INVESTMENT POLICIES

      The investment objectives and principal investment strategies of each Portfolio (each, a "Portfolio," and, collectively, the "Portfolios") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under "Investment
Restrictions" and "Investment Practices" and the Prospectus.

      Each of MetLife Conservative Allocation Portfolio, MetLife Conservative to
Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife
Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation
Portfolio (each, an "Asset Allocation Portfolio," and, collectively, the "Asset
Allocation Portfolios") operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds advised by MetLife
Advisers, LLC ("MetLife Advisers") or its affiliates (each, an "Underlying
Portfolio," and, collectively, the "Underlying Portfolios"). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which each Asset Allocation Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to any information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices."
For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of Met Investors Series Trust
("MIST") (SEC File No. 811-10183).

      Except as otherwise indicated, each Portfolio's investment objective(s) and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

      The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

BlackRock Aggressive Growth Portfolio, BlackRock Investment Trust Portfolio, BlackRock Legacy Large Cap Growth
Portfolio, BlackRock Large Cap Value Portfolio and BlackRock Strategic Value Portfolio

      The Portfolio may invest without limitation in securities of non-U.S.
issuers directly, or indirectly in the form of American Depositary Receipts
("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts
("GDRs").

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standards & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor Services, Inc.

                                       -1-
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("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Bond Income Portfolio

      The Portfolio may lend securities it owns so long as such loans do not exceed 33 % of the Portfolio's total assets.

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Diversified Portfolio

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Money Market Portfolio

      In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

                                       -2-
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      The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the
U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a
U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

      All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

      In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The
Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

Davis Venture Value Portfolio

      The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

      The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

FI International Portfolio, FI Large Cap Portfolio and FI Value Leaders Portfolio

      As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

                                       -3-
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FI Mid Cap Opportunities Portfolio

      For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity
Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

      The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio

      The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

      Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the
Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 20% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices--Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

      Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices--Lower Rated Fixed-income
Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 20% of the Portfolio's total assets in high yield debt.

      Harris may engage in lending of portfolio securities (as defined in "Investment Practices--Lending of Portfolio Securities") with up to 33 (1)/3% of the Portfolio's total assets and in short sales (as defined in "Investment
Practices--Short Sales `Against the Box'") with up to 20% of its total assets.

      Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices--Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices--Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

Harris Oakmark Large Cap Value Portfolio

      The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

                                       -4-
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      As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

      The Portfolio may invest in forward foreign currency contracts.

Jennison Growth Portfolio

      Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American
Depositary Receipts ("ADRs") and other similar securities trading on U.S.
exchanges or markets. The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

      The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.
      The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange
Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

      As described in the Prospectus, the Portfolio normally invests at least
80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

Neuberger Berman Mid Cap Value Portfolio

      The Portfolio normally may invest up to 20% of its total assets in debt securities.

Oppenheimer Global Equity Portfolio

      Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

      The Portfolio will not enter into swaps with respect to more than 25% of its total assets.
      The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities. No more than 2% of the Portfolio's total assets may be invested in warrants that are not listed on either the New York
Stock Exchange or the American Stock Exchange.

T. Rowe Price Large Cap Growth Portfolio
      The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price
Reserve Investment or Government Reserve Investment Funds.

                                       -5-
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      The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

      The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio
      The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve
Investment Funds.

      The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

      The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Western Asset Management High Yield Bond Portfolio

      The Portfolio will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development
Bank or the Inter-American Development Bank. Additionally, the Portfolio does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

      The Portfolio's investments in commercial paper are limited to those rated
A-1 by S&P or PRIME-1 by Moody's.

      The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes.
      The Portfolio will not make investments that will result in more than 5% of total assets being invested in the securities of newly-formed companies and equity securities that are not readily marketable.

Western Asset Management Strategic Bond Opportunities Portfolio

      The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See
"Investment Practices--Loan Participations and Assignments" below.

      Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices--Lower
Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

      In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

      There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

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      The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities.
Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and
Development (the "World Bank"), the European Coal and Steel Community, the Asian
Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

      The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

      The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

      Although the Portfolio's investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The
Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Western Asset Management U.S. Government Portfolio

      Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

      Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S.
dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.


Zenith Equity Portfolio

      The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value
Leaders (the "Zenith Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks. For information regarding the investment strategies of the Zenith Underlying
Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Zenith Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."
                             INVESTMENT RESTRICTIONS

      The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the 38 Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests

                                       -7-
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regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
------------------------------------

      None of the Portfolios will:

     1.   Borrow money, except to the extent permitted by applicable law, regulation or order;

      . Underwrite securities issued by other persons except to the extent that, in connection with the 2 disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

      . Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in
     3 real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

      .   Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into
     4    swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

      . Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its 5 investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

      . Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks)
     6 if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. *Issue any senior securities except to the extent permitted by applicable law, regulation or order. * For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Non-Fundamental Investment Restrictions None of the Portfolios will:

     1.   Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

      . *Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities
          (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining
     2 maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

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     3.   Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

      .   **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities
     4    of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

      .   **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations
     5    issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices--Illiquid
Securities."

** The non-fundamental investment restrictions in (4) and (5) above do not apply to Harris Oakmark Focused Value, MetLife Conservative Allocation, MetLife
Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife
Moderate to Aggressive Allocation or MetLife Aggressive Allocation.

Insurance Law Restrictions
---------------------------

      The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions
--------------------------------------------------

      Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code" or the "Code"). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

      The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

      Each Asset Allocation Portfolio invests in shares of the Underlying
Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers' allocation among the Underlying Portfolios. Accordingly, each
Asset Allocation Portfolio's investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Asset
Allocation Portfolio allocates to the Underlying Portfolios utilizing such practices. Similar to the Asset Allocation Portfolios, Zenith Equity indirectly engages in the investment practices of the Zenith Underlying Portfolios.
Information in "Investment Company Securities" below also applies generally to direct investments that may be made by the Asset Allocation Portfolios and Zenith Equity.

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      A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Policies" or "Investment
Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed.
Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions."
The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan
Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman
Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices                                         Portfolios
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Equity Securities                                            All Portfolios other than Lehman Brothers Aggregate
                                                             Bond Index and BlackRock Money Market

Convertible Securities                                       All Portfolios other than BlackRock Money Market

Fixed-income Securities                                      All Portfolios

Money Market Instruments                                     All Portfolios

U.S. Government Securities All Portfolios

Mortgage-Related Securities                                  All Portfolios other than Equity Index Portfolios, FI
                                                             Mid Cap Opportunities, FI Value Leaders and FI
                                                             International Stock

Stripped Mortgage Securities                                 All Portfolios other than Equity Index Portfolios, FI
                                                             Mid Cap Opportunities, FI Value Leaders and FI
                                                             International Stock

Asset-backed Securities                                      All Portfolios other than Equity Index Portfolios, FI
                                                             Mid Cap Opportunities, FI Value Leaders and FI
                                                             International Stock

Zero Coupon Securities                                       All Portfolios other than BlackRock Money Market and
                                                             Equity Index Portfolios

Lower Rated Fixed-income Securities (High Yield Debt)        All Portfolios other than BlackRock Money Market and
                                                             Equity Index Portfolios

Foreign Securities                                           All Portfolios

High Yield/High Risk Foreign Sovereign Debt Securities       All Portfolios other than Equity Index Portfolios and
                                                             BlackRock Money Market

       Brady Bonds All Portfolios other than Equity Index Portfolios, FI
                 Mid Cap Opportunities, FI Value Leaders and FI
                               International Stock

Foreign Equity Depositary Receipts All Portfolios other than Lehman Brothers Aggregate
                      Bond Index and BlackRock Money Market

         Yankee Bonds All Portfolios other than BlackRock Money Market,
              Equity Index Portfolios, FI Mid Cap Opportunities, FI
               Value Leaders, FI International Stock and MFS Total
                                     Return

Foreign Currency Transactions, including Forward             All Portfolios other than BlackRock Money Market,
Contracts, Futures and Options                               Russell 2000 Index, MetLife Mid Cap Stock Index and
                                                             MetLife Stock Index
                                                             (except that
                                                             Neuberger Berman
                                                             Mid Cap Value may
                                                             not purchase
                                                             options on foreign
                                                             currencies)

                                      -10-
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Investment Practices                                         Portfolios
[GRAPHIC OMITTED]                                            [GRAPHIC OMITTED]

Emerging Markets                                             All Portfolios other than BlackRock Money Market

Obligations of Supranational Agencies                        All Portfolios other than Equity Index Portfolios and
                                                             MFS Total Return

Illiquid Securities                                          All Portfolios

Rule 144A Securities                                         All Portfolios

Real Estate Investment Trusts                                All Portfolios other than BlackRock Money Market and
                                                             MFS Total Return

Investment Company Securities                                All Portfolios

Exchange Traded Funds                                        All Portfolios other than BlackRock Money Market and
                                                             MFS Total Return

Repurchase Agreements                                        All Portfolios

Reverse Repurchase Agreements                                All Portfolios other than FI Mid Cap Opportunities,
                                                             FI Value Leaders and FI International Stock

Dollar Rolls                                                 All Portfolios other than FI Mid Cap Opportunities,
                                                             FI Value Leaders and FI International Stock

Purchasing and Selling Futures (and options thereon)         All Portfolios other than Neuberger Berman Mid Cap
                                                             Value, BlackRock Money Market and Harris Oakmark
                                                             Focused Value

Purchasing and Selling Options                               All Portfolios other than Neuberger Berman Mid Cap
                                                             Value and BlackRock Money Market

Eurodollar Futures and Options                               All Portfolios other than BlackRock Money Market,
                                                             Neuberger Berman Mid Cap Value, FI Mid Cap
                                                             Opportunities and FI Value Leaders

Loan Participations and Assignments                          All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                                             Value Leaders and FI International Stock

Swaps, Caps, Floors, Collars, Etc.                           All Portfolios other than BlackRock Money Market, FI
                                                             Mid Cap Opportunities, FI Value Leaders and FI
                                                             International Stock (Neuberger Berman Mid Cap Value
                                                             may not engage in swaps)

Inverse Floaters                                             All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                                             Value Leaders and FI International Stock

Structured Notes                                             All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                                             Value Leaders and FI International Stock

Capital Securities                                           All Portfolios other than BlackRock Money Market,
                                                             Equity Index

                                      -11-
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Investment Practices                                         Portfolios
[GRAPHIC OMITTED]                                            [GRAPHIC OMITTED]
                                                             Portfolios, FI Mid Cap Opportunities, FI Value
                                                             Leaders, FI International Stock and MFS Total Return

Payment-in-Kind securities ("PIKs")                          All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                                             Value Leaders and FI International Stock

Warrants                                                     All Portfolios other than BlackRock Money Market

Indexed Securities                                           All Portfolios other than BlackRock Money Market

When Issued Securities                                       All Portfolios

Forward Commitments                                          All Portfolios other than BlackRock Money Market

Hybrid Instruments                                           All Portfolios other than BlackRock Money Market and
                                                             MFS Total Return (up to 10% of total assets for T.
                                                             Rowe Price Large Cap Growth and T. Rowe Price Small
                                                             Cap Growth)

Short Sales "Against the Box"                                Harris Oakmark Focused Value, MFS Total Return,
                                                             BlackRock Legacy Large Cap Growth and BlackRock Bond
                                                             Income

Lending of Portfolio Securities                              All Portfolios

Equity Securities--The Portfolios listed above may invest in equity securities.
Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities--The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities--The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets
(such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally
                                      -12-
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involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

      Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

      Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities.
Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

      Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond--that is, one with no coupon or sinking-fund payments--has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

      The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low
(or no) coupon would have a duration of more than 15 years.

      There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

      Percent change in bond price = (Duration x Absolute change in yield).
      For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments--Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements
                                      -13-
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imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

      The following constitutes a description of the money market instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

      U.S. Government Securities--are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S.
Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

      Certificates of Deposit--are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Bankers' Acceptances--are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Eurodollar Obligations--are obligations of foreign branches of U.S. banks.

      Commercial Paper--refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities--The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

      U.S. Treasury Bills--Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

      U.S. Treasury Notes and Bonds--Direct obligations of the United States
Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

      "Ginnie Maes"--Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association
("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie
Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder
(such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

      "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie
Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

                                      -14-
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      "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a
corporate instrumentality of the United States Government. Freddie Macs are
participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie
Macs are not backed by the full faith and credit of the United States
Government.

      U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities--The Portfolios listed above may invest in the following types of mortgage-related securities:

      Privately Issued Mortgage Securities--These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

      Adjustable Rate Mortgage Securities--An Adjustable Rate Mortgage Security
("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

      Collateralized Mortgage Obligations --A Collateralized Mortgage Obligation
("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities--The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities.
Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types
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of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

      In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs,"
"Levered IOs" and "IOettes," all of which are more volatile than conventional
POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The
Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

      Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities--The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

      Types of Credit Support--Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support.
Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.
Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

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      Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and
"over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities--The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

      Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

      Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt)--The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below
"investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-1--Description of Bond Ratings."

Foreign Securities--The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

      Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S.
issuers. There may be

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less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S.
issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

      A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed.
Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

      In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

      Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each
Portfolio may, subject to the limitations stated above, invest in World Equity
Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices--Foreign
Equity Depositary Receipts." High Yield/High Risk Foreign Sovereign Debt
Securities--The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
      If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

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      A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds--The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady
Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady
Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World
Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.
Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S.
Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady
Bonds are to be viewed as speculative.

      Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may
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adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts--In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary
Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts
("GDRs") and International Depositary Receipts ("IDRs"). In addition, the
Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form.
EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

      Foreign Equity Depositary Receipts can be either "sponsored" or
"unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored
Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored
Foreign Equity Depositary Receipts.

      To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary
Receipts, such as ADRs that are quoted in U.S. dollars a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds--The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and
Options--The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

      Subject to the investment policies described above in "Investment
Policies" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets--The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market
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countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

      Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms
(including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests.
Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company
Securities" below.

      Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

      In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

      Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled.
There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A
Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies--The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian
Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities--Each Portfolio may invest up to 15% (10% in the case of BlackRock Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BlackRock Money Market) of the value of its net assets are invested in
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illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities--The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule
144A securities is liquid.

Real Estate Investment Trusts ("REITs")--The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.
REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities--The Portfolios listed above may invest in other investment companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

      Each of the Asset Allocation Portfolios and Zenith Equity pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of Zenith Equity, these other investment companies are FI Value Leaders, Jennison Growth and Capital Guardian U.S.
Equity. For more information about the investment companies in which the Asset
Allocation Portfolios may invest, please see the Prospectus.

      Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

      Exchange Traded Funds (see below) are investment company securities;
therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds--The Portfolios listed above may invest in Exchange Traded
Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which
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issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

      The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them.
Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements--The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

      The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls--The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

      Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

      A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds
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of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses.
Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment
Restrictions".

Purchasing and Selling Futures (and options thereon)--The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Policies" and "Investment
Restrictions".

      Futures Contracts--A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer
Municipal Bond Index.

      When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S.
Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

      Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

      Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

      MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices
(such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

      Options on Futures--An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract
(a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

      The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or
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regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below.

Purchasing and Selling Options--The Portfolios listed above may purchase and sell options, including options on securities and securities indices. An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

      Writing Covered Options--The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

      A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

      Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option.
Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

      A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

      Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced.
Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

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      Over-the-Counter Options--An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

      The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal
Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

      Risks Related to Futures and Options--The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

      The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

      There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

      Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity.
Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

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      Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity
Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.
However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

      An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing
Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

      The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

      Future Developments--This discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options--The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank
Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments--The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions
("Lenders").

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The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

      The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc.--The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest
(for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

      A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A
Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

      The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

      The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will
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segregate assets with a daily value at least equal to the excess, if any, of the
Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

      A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the
"premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters--The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes--The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors.
For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed
(as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S.
Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

      Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

      Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities--The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides
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tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs")--The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants--The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time.
The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities--The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The
Portfolios may also purchase indexed deposits with similar characteristics.
Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.
Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S.
Government-sponsored entities.

When-Issued Securities--The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments--The Portfolios listed above may purchase securities on a forward commitment basis; that is,
-------------------
make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A

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Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments--The Portfolios listed above may invest in hybrid instruments
(a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

      Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss
(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

      Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.
Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

      Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the
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secondary market may be smaller than that for more traditional debt securities.
In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

      Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Short Sales "Against the Box"--The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities--Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A
Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

      A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

      Only MetLife Advisers' or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Fund's service providers (e.g., custodian, distributors, counsel, independent registered public accounting firms) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties;
                                      -32-
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(iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services. Other service providers to whom portfolio information may be disseminated in accordance with the aforementioned procedures may include (a) financial printers and binding services; (b) document storage providers; (c) software vendors; (d) analytic tool providers; and (e) certain other law firms.

      In accordance with the aforementioned procedures, MetLife Advisers, the subadvisers and/or their affiliates periodically disclose the Fund's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which MetLife Advisers, the subadvisers and/or their affiliates may periodically disclose the Fund's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:



      o      Bloomberg L.P.                             o      Morningstar Associates, LLC

      o      CDS/ Computer                              o      MSCI BARRA, Inc.

      o      Checkfree                                  o      OMGEO LLC

      o      Deloitte & Touche LLP                      o      Edwards Angell Palmer and Dodge LLP

      o      Diversified Information                    o      Plexus
           Technologies, Inc.:

      o      Eagle Investment Systems Corp.             o      Radianz

      o      FactSet Research Systems Inc.              o      Ropes & Gray LLP

      o      Institutional Shareholder Services         o      RR Donnelley
           Inc.

      o      Investor Tools Perform                     o      Salomon Analytics, Inc.

      o      ITG, Inc.                                  o      Standard & Poor's Investment Advisory Services, LLC

      o      KPMG LLP                                   o      Standard and Poor's Securities Evaluation Services

      o      Loan Pricing Corp.                         o      State Street Bank and Trust Company

      o      Mark-It Partners                           o      State Street Global Markets

      o      Mathias & Carr                             o      Sullivan & Worcester LLP

      o      MFS Fund Distributors, Inc.                o      The MacGregor Group

      o      Morgan, Lewis & Bockius LLP                o      Wilshire Analytics/Axiom

      The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief
Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

      Dissemination of a Portfolio's nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

      It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                          RESOLVING MATERIAL CONFLICTS

      Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life
Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife
Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life

                                      -33-
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insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors or General American.

      A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners.
Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife
Investors or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

      The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Because foreign exchanges are not always closed at the same time that the New
York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

      If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

      Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)
---------------------------------------------------

      Each Portfolio other than BlackRock Money Market values its securities in the manner set forth below.
      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ
Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

                                      -34-
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Table of Contents

      If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

      The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife
Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

      The net asset value of each Asset Allocation Portfolio and the Zenith
Equity Portfolio is calculated based on the net asset values of the Underlying
Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of the MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market
----------------------

      The portfolio securities of BlackRock Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BlackRock Money
Market may at times be more or less than their market value.

      By using amortized cost valuation, BlackRock Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities.
The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each
                                      -35-
[GRAPHIC OMITTED]
Table of Contents

class of BlackRock Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio.
However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. BlackRock, subadviser to BlackRock Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BlackRock Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                    EXPENSES

Expense Agreement
-----------------

      Pursuant to an expense agreement relating to each class of FI Large Cap, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation,
MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife
Aggressive Allocation and Western Asset Management High Yield Bond, MetLife
Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. Pursuant to the expense agreement, no class of FI Large Cap or Western Asset Management High
Yield Bond is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are as follows:


Portfolio                                                      Expense Limit Agreement
[GRAPHIC OMITTED]                                                 [GRAPHIC OMITTED]
                                                           Class       Class        Class
                                                           [GRAPHIC OMI[GRAPHIC OMIT[GRAPHIC OMITTED]
FI Large Cap                                                 0.95%       1.30%        1.10%
MetLife Conservative Allocation                              0.10%       0.35%        0.25%
MetLife Conservative to Moderate Allocation                  0.10%       0.35%        0.25%
MetLife Moderate Allocation                                  0.10%       0.35%        0.25%
MetLife Moderate to Aggressive Allocation                    0.10%       0.35%        0.25%
MetLife Aggressive Allocation                                0.10%       0.35%        0.25%
Western Asset Management High Yield Bond                     1.25%       1.50%        1.40%

      Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1, 2006 to
April 30, 2007, a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled "Advisory Fee Waivers" under "Advisory Arrangements."

Additional Information About Expenses
-------------------------------------

      Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent registered public accounting firm and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and
                                      -36-
[GRAPHIC OMITTED]
Table of Contents

state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife
Advisers or its affiliates, other than affiliated registered investment companies.

      The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2005 and what each Portfolio's expenses would have been without the expense agreement for the same period.


                                                  otal Operating Expenses (as        otal Operating Expenses (as
                                                               a                                  a
                                                  percentage of average daily        percentage of average daily
                                                              net                                net
                                                            assets) assets)
without the expense
Portfolio                                              [GRAPHIC OMITTED]                      agreement
[GRAPHIC OMITTED]                                T                                  T     [GRAPHIC OMITTED]
                                                 Class       Class      Class       Class      Class       Class
BlackRock Large Cap Value                          0.83%       1.08%      0.98%       0.85%      1.10%       1.00%
Franklin Templeton Small Cap Growth                1.11%       1.36%      1.26%       1.13%      1.38%       1.28%
MetLife Conservative Allocation                    0.73%       0.98%      0.88%       0.73%      0.98%       0.88%
MetLife Conservative to Moderate Allocation        0.75%       1.00%      0.90%       0.75%      1.00%       0.90%
MetLife Moderate Allocation                        0.79%       1.04%      0.94%       0.79%      1.04%       0.94%
MetLife Moderate to Aggressive Allocation          0.81%       1.06%      0.96%       0.81%      1.06%       0.96%
MetLife Aggressive Allocation                      0.82%       1.07%      0.97%       0.82%      1.07%       0.97%

      These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

      In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each class of certain Portfolios to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than a certain number of years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2005, the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

                                                                         xpenses Deferred In
                                                                        E[GRAPHIC OMITTED]
                                                                          2002        2003
                                                                        [GRAPHIC OMI[GRAPHIC OMITTED]

                                                                         ubject to Repayment
                                                                         Until December 31,
                                                                        S[GRAPHIC OMITTED]
Portfolio                                                                 2007        2006
[GRAPHIC OMITTED]                                                       [GRAPHIC OMI[GRAPHIC OMITTED]
Franklin Templeton Small Cap Growth                                          --      $ 69,953
BlackRock Large Cap Value                                               $ 40,701         --

      For the year ended December 31, 2005, MetLife Advisers recovered $24,000 of deferred expenses from BlackRock Large Cap Value and $30,000 from Franklin
Templeton Small Cap Growth.

                             DIRECTORS AND OFFICERS

      The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the

                                      -37-
[GRAPHIC OMITTED]
Table of Contents

Fund's officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor.

Interested Directors (1)
-------------------------

      Each Director below is an "interested person" (as defined by the 1940 Act) in that Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.


                                      urrent      osition     Principal occupations over past five      Number of
                                     Cosition    Peld                        years,                    Portfolios in
         pith (s) hsince ) including other directorships(2) Fund Complex
          Name, Address              w Fund       GRAPHIC     TED]     [GRAPHIC OMITTED]               Overseen by
             and Age                  GRAPHIC    [TED]                                                 Director(3)
        [GRAPHIC OMITTED]            [        OMIT        OMIT                                         [GRAPHIC OMITTED]
Arthur G. Typermass                   irector      1998       ormerly, Senior Vice-President and            39
43 Chestnut Street                                            reasurer, MetLife.
Garden City, NY 11530                                        F
Age: 68                              D                       T

Non-Interested Directors(1)
----------------------------

      Each Director below is not an "interested person" (as defined by the 1940
Act).

                                      urrent      osition     Principal occupations over past five      Number of
                                     Cosition    Peld                        years,                    Portfolios in
         pith (s) hsince ) including other directorships(2) Fund Complex
          Name, Address              w Fund       GRAPHIC     TED]     [GRAPHIC OMITTED]               Overseen by
             and Age                  GRAPHIC    [TED]                                                 Director(3)
        [GRAPHIC OMITTED]            [        OMIT        OMIT                                         [GRAPHIC OMITTED]
Steve A. Garban+                      irector      1993      Formerly, Chief Financial Officer,                  39
226 Harris Drive                                             Senior Vice President Finance and
State College, PA 16801                                      Operations and Treasurer (Emeritus),
Age: 68                              D                       The Pennsylvania State University.
Linda B. Strumpf                      irector      2000       ice President and Chief Investment                 39
Ford Foundation                                               fficer, Ford Foundation.
320 E. 43rd Street
New York, NY 10017                                           V
Age: 58                              D                       O
Michael S. Scott Morton+              irector      1993       ay W. Forrester Professor of                       39
Massachusetts Institute of                                    anagement (Emeritus) at Sloan School
Technology ("MIT")                                            f Management, MIT.
50 Memorial Drive                                            J
Cambridge, MA 02138                                          M
Age: 68                              D                       o

                                      -38-
[GRAPHIC OMITTED]
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                                      urrent      osition     Principal occupations over past five      Number of
                                     Cosition    Peld                        years,                    Portfolios in
         pith (s) hsince ) including other directorships(2) Fund Complex
          Name, Address              w Fund       GRAPHIC     TED]     [GRAPHIC OMITTED]               Overseen by
             and Age                  GRAPHIC    [TED]                                                 Director(3)
        [GRAPHIC OMITTED]            [        OMIT        OMIT                                         [GRAPHIC OMITTED]
H. Jesse Arnelle                      irector        2001    Counsel, Womble Carlyle Sandrie &                   39
400 Urbano Drive                                             Rice; Director, Textron Inc. (global
San Francisco, CA 94127                                      multi-industry company)*; formerly,
Age: 72                                                      Director, Gannet Co. Inc.
                                                             (diversified news and information
                                                             company)*; formerly, Director,
                                                             Eastman Chemical Company (global
                                                             chemical company)*; formerly,
                                                             Director, Waste Management, Inc.*;
                                                             Director, Armstrong Holdings Inc.
                                                             (parent company of floor and ceiling
                                                             products business)*; Director, FPL
                                                             Group Inc. (public utility holding
                                                             company)*; Director, URS Corporation
                                     D                       (engineering design services firm)*.
Nancy Hawthorne                       irector        2003    Director and Chairman of the Board,                 39
60 Hyslop Road                                               Avid Technologies (computer software
Brookline, MA 02445                                          company)*; formerly, Board of
Age: 55                                                      Advisors, L. Knife & Sons, Inc.
                                                             (beverage
                                                             distributor); Chief
                                                             Executive Officer,
                                                             Clerestory LLC
                                                             (corporate
                                                             financial advisor);
                                                             formerly, Trustee,
                                                             Zenith Fund**;
                                                             formerly, Chief
                                                             Executive Officer
                                                             and Managing
                                                             Partner, Hawthorne,
                                                             Krauss and
                                                             Associates
                                                             (corporate
                                                             financial advisor);
                                                             formerly, Chief
                                                             Financial Officer
                                                             and Executive Vice
                                                             President,
                                                             Continental
                                                             Cablevision,
                                                             subsequently
                                                             renamed MediaOne
                                                             (cable television
                                                             company); formerly,
                                                             Director, Life F/X,
                                                             Inc.; formerly,
                                                             Chairman of the
                                                             Board, WorldClinic
                                                             (distance medicine
                                                             company); formerly,
                                                             Director, Perini
                                                             Corporation
                                                             (construction)*;
                                                             formerly, Director,
                                                             CGU (property and
                                                             casualty insurance
                                                             company); formerly,
                                                             Director, Beacon
                                                             Power
                                     D                       Corporation (energy)*.
John T. Ludes                         irector        2003    President, LFP Properties (consulting               39
57 Water Street                                              firm); Formerly, Trustee, Zenith
Marion, MA 02738                                             Fund**; formerly, Vice Chairman,
Age: 69                                                      President and Chief Operating
                                                             Officer, Fortune Brands/American
                                                             Brands (global conglomerate);
                                                             formerly, President and CEO, Acushnet
                                     D                       Company (athletic equipment).
Frances M. Hawk, CFA, CFP             irector        2006    Member, Board of Managers, six                      50
108 Oxford Hill Lane                                         variable annuity separate accounts of
Dowington, PA                                                The Travelers Insurance Company*;
Age: 58                                                      Trustee, five mutual funds sponsored
                                                             by The Travelers Insurance Company*.
                                                             Formerly, Principal and Portfolio
                                                             Manager, HLM Management Co., Inc.
                                                             (SEC registered investment adviser);
                                                             Formerly, Assistant Treasurer, United
                                                             Technologies Corp., Inc.,
                                     D                       (diversified manufacturing company).

                                      -39-
[GRAPHIC OMITTED]
Table of Contents

Officers(1)
------------


                                             ge     Current      Position  ) Principal occupations over past five
                                             GRAPposition(s) withheld                     years (2)
             Name and address               A         Fund        since               [GRAPHIC OMITTED]
            [GRAPHIC OMITTED]               [    [GRAPHIC OMITTED[GRAPHIC OMITTED]

Jeffrey P. Halperin                          38   nterim Chief       2005  Assistant Vice President (since 2003),
Metropolitan Life                                 ompliance                MetLife Group, Inc.; Assistant Vice
Insurance Company                                 fficer                   President (since 2002), MetLife; Chief
One MetLife Plaza                                I                         Compliance Officer (since 2005),
27-01 Queens Plaza North                         C                         MetLife Investment Funds Management
Long Island City, NY 11101                       O                         LLC.
John F. Guthrie, Jr.                         62   enior Vice         2002  Manager and Senior Vice President,
MetLife Advisers, LLC                             resident                 MetLife Advisers; Vice President,
501 Boylston Street                                                        MetLife; Vice President (since 2003),
Boston, MA 02116                                                           MetLife Group, Inc.; Vice President,

                                                                           NELICO; Vice President (since 2005),
                                                                           Met Investors Advisory, LLC; Vice
                                                                           President (since 2005), CitiStreet
                                                                           Funds, Inc.; Vice President (since
                                                                           2005), MetLife Investment Funds

                                                 S                         Management LLC; formerly, Senior Vice
                                                 P                         President, Zenith Fund**.

Alan C. Leland                               53   enior Vice         2005  Treasurer and Chief Financial Officer,
MetLife Advisers, LLC                             resident                 MetLife Advisers, LLC; Treasurer (since
501 Boylston Street                                                        2005), Met Investors Advisory, LLC;
Boston, MA 02116                                                           Vice President (since 2004), Met


                                                                           Investors
                                                                           Advisory,
                                                                           LLC;
                                                                           Vice
                                                                           President
                                                                           (since
                                                                           2003),
                                                                           MetLife
                                                                           Group,
                                                                           Inc.;
                                                                           Vice
                                                                           President,
                                                                           MetLife;
                                                                           Senior
                                                                           Vice
                                                                           President,
                                                                           NELICO;
                                                                           President
                                                                           (since
                                                                           2005),
                                                                           CitiStreet
                                                                           Funds,
                                                                           Inc.;
                                                                           Director
                                                                           and
                                                                           Vice
                                                                           President
                                                                           (since
                                                                           2005),
                                                                           MetLife
                                                                           Investment
                                                                           Funds
                                                                           Management
                                                                           LLC;
                                                                           Assistant
                                                                           Treasurer
                                                                           (since
                                                                           2005),
                                                                           Travelers
                                                                           Asset
                                                                           Management

                                                 S                         International Company LLC and Travelers
                                                 P                         Investment Adviser, Inc.
Peter Duffy                                  50   ice                2000  Senior Vice President, MetLife Advisers
MetLife Advisers, LLC                             resident and             (since 1998); Second Vice President
501 Boylston Street                               reasurer                 (since 2003), NELICO; Vice President,
Boston, MA 02116                                                           MetLife (since 2004); Vice President
                                                                           (since 2004), MetLife Group, Inc.; Vice
                                                                           President (since 2005), Travelers Asset
                                                                           Management International Company LLC
                                                                           and Travelers Investment Adviser, Inc.;
                                                                           Treasurer and Chief Financial Officer
                                                                           (since 2005), Travelers Series Trust;
                                                                           Treasurer, Chief Financial Officer and
                                                 V                         Chief Accounting Officer (since 2005),
                                                 P                         CitiStreet Funds, Inc.; formerly, Vice
                                                 T                         President and Treasurer, Zenith Fund**.

                                      -40-
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                                            ge      Current      Position  ) Principal occupations over past five
                                            GRAPHposition(s) withheld                      years (2)
            Name and address               A         Fund         since                [GRAPHIC OMITTED]
           [GRAPHIC OMITTED]               [     [GRAPHIC OMITTED[GRAPHIC OMITTED]
Thomas M. Lenz                              47    ice                2002   General Counsel and Secretary, MetLife
MetLife Advisers, LLC                             resident                  Advisers; Assistant General Counsel,
501 Boylston Street                              Vnd                        MetLife; Secretary and Chief Legal
Boston, MA 02116                                 Pecretary                  Officer (since 2005), CitiStreet
                                                 a                          Funds, Inc.; formerly, Vice President
                                                 S                          and Secretary, Zenith Fund**.
[GRAPHIC OMITTED]

     * Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities
          Exchange Act of 1934, as amended.

     ** Following the sale of all of its assets to the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the Securities and Exchange Commission ("SEC") on January 29, 2004


     Effective May 1, 2006, CitiStreet Funds Management LLC changed its name to
          MetLife Investment Funds Management LLC.


      +) Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January
          31, 2005: State Street Research Financial Trust, State Street Research
          Income Trust, State
     (    Street Research Money Market Trust, State Street Research
          Institutional Funds, State Street Research Capital Trust, State Street
          Research Master Investment Trust, State Street Research Equity Trust,
          State Street Research Securities Trust and State Street Research
          Exchange Trust (the "State Street Research Funds").

      1) Each Director of the Fund also serves as trustee of Metropolitan Series
     Fund II ("Met Series Fund II"), ( a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

     (2) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities
          Corporation are omitted if not materially different.

(3) The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), variable annuity separate accounts of The Travelers Insurance
     Company (6 accounts), mutual funds sponsored by the Travelers Insurance
     Company (5 funds) and CitiStreet Funds, Inc. (4 portfolios).

Director Beneficial Ownership
------------------------------

      The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.


                                                                                   Dollar Range of  Dollar Range of
                                                                                       Equity           Equity
                                                                                    Securities in     Securities
                     Director                            Name of Portfolio        the Portfolio(1)  In the Fund(1)
                [GRAPHIC OMITTED]                        [GRAPHIC OMITTED]        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Arthur G. Typermass                                BlackRock Aggressive Growth      Over $100,000     Over $100,000
                                    Portfolio
                                                   FI International Stock
                                                   Portfolio                       $10,001-$50,000
                                                   MetLife Stock Index Portfolio    Over $100,000

                                      -41-
[GRAPHIC OMITTED]
Table of Contents

(1) Represents ownership, as of December 31, 2005, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board
------------------------

      The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

      The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of
Ms. Nancy Hawthorne and Messrs. Garban and Scott Morton. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review
Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

      The Governance Committee is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Governance
Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

      The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne. Mr. Scott
Morton currently serves as chair of the Nominating Committee. The Nominating
Committee evaluates the qualifications of the Fund's candidates for Independent
Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board.
The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

      The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating
Committee. Recommendations must be in a writing submitted to the Fund's
Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),
(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule
14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange
Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent
Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant
Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

                                      -42-
[GRAPHIC OMITTED]
Table of Contents

      During 2005, the Audit Committee met three times, each Contract Review
Committee met one time and the Governance Committee met three times. The
Nominating Committee did not meet in 2005.

Directors Fees
---------------

      The officers and Directors of the Fund who are officers or employees of the MetLife Advisers, of any subadviser of the Fund or of MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate thereof for services rendered in those or other capacities.

      Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met
Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $56,000, plus aggregate attendance fees of $6,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead
Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund
II.

      The Fund provides no pension or retirement benefits to Directors.
      The following table sets forth information regarding compensation received by the Independent Directors of the Fund for the year ended December 31, 2005.


                                               ggregate Compensati         Total Compensation
                                                   From Fund               From Fund and Fund
                                               [GRAPHIC OMITTED]            Complex Paid to
           Name of Director                                                  Directors (c)
          [GRAPHIC OMITTED]                   A                            [GRAPHIC OMITTED]
H. Jesse Arnelle $ 91,093 $ 94,000 Steve A. Garban $ 98,361 $ 105,625 Nancy
Hawthorne $ 88,670 $ 91,500 Frances M. Hawk (a) $ 0 $ 0 John T. Ludes $ 93,515 $
96,500 Michael S. Scott Morton $ 103,206 $ 110,625 Toby Rosenblatt (b) $ 17,928
$ 22,250 Linda B. Strumpf $ 95,938 $ 99,000 Arthur G. Typermass $ 81,402 $
84,000 [GRAPHIC OMITTED] (a) Began service on the Fund's Board of Directors on
May 1, 2006. (b) Resigned from the Fund's Board of Directors on February 10,
2005. (c) As of January 30, 2005, the Fund and the Fund Complex included Met
Series Fund II and the State Street
     Research Funds. As of January 31, 2005, the State Street Research Funds,
     which comprised 19 portfolios, were no longer included in the Fund Complex.

      The Fund provides no pension or retirement benefits to Directors.
                                      -43-
[GRAPHIC OMITTED]
Table of Contents

      At February 28, 2006, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

      Advisory Structure. Pursuant to separate advisory agreements (the
"advisory agreements"), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than Zenith Equity and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

      In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

      MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

      Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements
(hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

      Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index
Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned
Delaware corporation.

      BlackRock, subadviser to BlackRock Aggressive Growth, BlackRock Strategic
Value, BlackRock Bond Income, BlackRock Diversified, BlackRock Investment Trust,
BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value and BlackRock Money
Market, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority-owned indirect subsidiary of The
PNC Financial Services Group, Inc. ("PNC"). BlackRock and Merrill Lynch & Co.,
Inc. ("Merrill Lynch") have reached an agreement to merge Merrill Lynch's investment management business and BlackRock to create a new company. Merrill
Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

      Harris, subadviser to Harris Oakmark Large Cap Value and Harris Oakmark
Focused Value, is a limited partnership managed by its general partner, Harris
Associates Inc., a wholly-owned subsidiary of IXIS Asset Management Holdings,
LLC. IXIS Asset Management Holdings, LLC is a wholly-owned subsidiary of IXIS
Asset Management North America, L.P. IXIS Asset Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset
Management US Corporation is a wholly-owned subsidiary of IXIS Asset Management
Participations 1. IXIS Asset Management Participations 1 is a wholly-owned subsidiary of IXIS Asset Management Group. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated
French financial services entities: the Caisse des Depots et Consignations
("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company.

      Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to
Neuberger Berman Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

                                       44
[GRAPHIC OMITTED]
Table of Contents

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe
Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

      Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin
Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

      Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in
1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles' investment approach is its emphasis on investment research. Recommendations and reports of Loomis Sayles' research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio.
Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS
Asset Management Holdings, LLC. IXIS Asset Management Holdings, LLC. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset
Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset
Management US Corporation is the sole limited partner of IXIS Asset Management
North America L.P. IXIS Asset Management US Corporation is a wholly-owned subsidiary of IXIS Asset Management Participations 1. IXIS Asset Management
Participations 1 is a wholly-owned subsidiary of IXIS Asset Management Group.
IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des
Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large
French life insurance company.

      Davis Selected Advisers, L.P. ("Davis"), subadviser to Davis Venture
Value, provides investment advisory services for mutual funds and other clients.
Davis Investments, LLC, the general partner of Davis, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected--NY, Inc. ("DSA-NY").

      MFS, subadviser to MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

      Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital
Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital
Guardian has been providing investment management services since 1968.

      Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of Prudential
Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

      FMR, subadviser to FI International Stock, FI Large Cap, FI Mid Cap
Opportunities and FI Value Leaders, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR
Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class
B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of
                                      -45-
[GRAPHIC OMITTED]
Table of Contents

that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

      OppenheimerFunds, Inc. ("Oppenheimer"), subadviser to Oppenheimer Global
Equity, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      Western Asset Management Company ("Western Asset"), subadviser to Western
Asset Management High Yield Bond, Western Asset Management Strategic Bond
Opportunities and Western Asset Management U.S. Government, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. Western
Asset Management Company may, with respect to Western Asset Management High
Yield Bond and Western Asset Management Strategic Bond Opportunities, delegate to its affiliate, Western Asset Management Company Limited ("Western Asset
Limited") any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset
Limited, which acts investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly owned subsidiary of Legg Mason, Inc.

Marketing Support Payments
---------------------------

      The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Advisory Fees
--------------

      The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses" and described below in the section entitled "Advisory Fee Waivers." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.


                                                                                 Annual          Average Daily Net
Portfolio                                                                     Percentage Rate   Asset Value Levels
[GRAPHIC OMITTED]                                                             [GRAPHIC OMITTED]  [GRAPHIC OMITTED]
BlackRock Aggressive Growth                                                   .75%              First $500 million
                                                                              .70%              Next $500 million
                                                                              .65%              Over $1 billion

BlackRock Strategic Value                                                     .85%              First $500 million
                                                                              .80%              Next $500 million
                                                                              .75%              Over $1 billion

BlackRock Bond Income                                                         .40%              First $1 billion
                                                                              .35%              Next $1 billion
                                                                              .30%              Next $1 billion
                                                                              .25%              Over $3 billion

BlackRock Diversified                                                         .50%              First $500 million
                                                                              .45%              Next $500 million
                                                                              .40%              Over $1 billion

BlackRock Investment Trust                                                    .55%              First $500 million
                                                                              .50%              Next $500 million
                                                                              .45%              Over $1 billion

                                      -46-
[GRAPHIC OMITTED]
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                                                                                Annual           Average Daily Net
Portfolio                                                                    Percentage Rate     Asset Value Levels
[GRAPHIC OMITTED]                                                            [GRAPHIC OMITTED]   [GRAPHIC OMITTED]
BlackRock Legacy Large Cap Growth (a)                                                  .73%      First $1 billion
                                                                                       .65%      Over $1 billion

BlackRock Large Cap Value                                                              .70%      First $250 million
                                                                                       .65%      Next $500 million
                                                                                       .60%      Over $750 million

BlackRock Money Market                                                                 .35%      First $1 billion
                                                                                       .30%      Next $1 billion
                                                                                       .25%      Over $2 billion

Capital Guardian U.S. Equity                                                           .70%      First $200 million
                                                                                       .65%      Next $300 million
                                                                                       .60%      Next $1.5 billion
                                                                                       .55%      Over $2 billion

Davis Venture Value (e)                                                                .75%      First $1 billion
                                                                                       .70%      Next $2 billion
                                                                                      .675%      Over $3 billion

FI International Stock                                                                 .86%      First $500 million
                                                                                       .80%      Next $500 million
                                                                                       .75%      Over $1 billion

FI Large Cap                                                                           .80%      First $250 million
                                                                                       .75%      Next $500 million
                                                                                       .70%      Over $750 million

FI Mid Cap Opportunities                                                               .75%      First $100 million
                                                                                       .70%      Next $400 million
                                                                                       .65%      Over $500 million

FI Value Leaders                                                                       .70%      First $200 million
                                                                                       .65%      Next $300 million
                                                                                       .60%      Next $1.5 billion
                                                                                       .55%      Over $2 billion

Franklin Templeton Small Cap Growth                                                    .90%      First $500 million
                                                                                       .85%      Over $500 million

Harris Oakmark Focused Value                                                           .75%      First $1 billion
                                                                                       .70%      Over $1 billion

Harris Oakmark Large Cap Value                                                         .75%      First $250 million
                                                                                       .70%      Over $250 million

Jennison Growth                                                                        .70%      First $200 million
                                                                                       .65%      Next $300 million
                                                                                       .60%      Next $1.5 billion
                                                                                       .55%      Over $2 billion

Lehman Brothers Aggregate Bond Index                                                   .25%      All Assets

Loomis Sayles Small Cap                                                                .90%      First $500 million
                                                                                       .85%      Over $500 million

MetLife Aggressive Allocation Portfolio (b)                                            .10%      All Assets

                                      -47-
[GRAPHIC OMITTED]
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                                                                                Annual           Average Daily Net
Portfolio                                                                    Percentage Rate     Asset Value Levels
[GRAPHIC OMITTED]                                                            [GRAPHIC OMITTED]   [GRAPHIC OMITTED]
MetLife Conservative Allocation Portfolio (b)                                          .10%      All Assets

MetLife Conservative to Moderate Allocation Portfolio (b)                              .10%      All Assets

MetLife Mid Cap Stock Index                                                            .25%      All Assets

MetLife Moderate Allocation Portfolio (b)                                              .10%      All Assets

MetLife Moderate to Aggressive Allocation Portfolio (b)                                .10%      All Assets

MetLife Stock Index                                                                    .25%      All Assets

MFS Total Return (h)                                                                   .60%      First $250 million
                                                                                       .55%      Next $500 million
                                                                                       .50%      Over $750 million

Morgan Stanley EAFE Index                                                              .30%      All Assets

Neuberger Berman Mid Cap Value                                                         .70%      First $100 million
                                                                                      .675%      Next $250 million
                                                                                       .65%      Next $500 million
                                                                                      .625%      Next $750 million
                                                                                       .60%      Over $1.6 billion

Oppenheimer Global Equity                                                              .90%      First $50 million
                                                                                       .55%      Next $50 million
                                                                                       .50%      Next $400 million
                                                                                      .475%      Over $500 million

Russell 2000 Index                                                                     .25%      All Assets

T. Rowe Price Large Cap Growth (c)                                                     .65%      First $50 million
                                                                                       .60%      Over $50 million

T. Rowe Price Small Cap Growth                                                         .55%      First $100 million
                                                                                       .50%      Next $300 million
                                                                                       .45%      Over $400 million

Western Asset Management High Yield Bond                                               .54%      First $50 million
                                                                                       .43%      Over $50 million

Western Asset Management Strategic Bond Opportunities (f)                              .65%      First $500 million
                                                                                       .55%      Over $500 million

Western Asset Management U.S. Government (g)                                           .55%      First $500 million
                                                                                       .45%      Over $500 million

Zenith Equity (d) N/A N/A [GRAPHIC OMITTED] (a) Prior to May 1, 2004, the advisory fee payable by BlackRock Legacy Large Cap Growth was at the annual rate of
     0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.

(b)  In addition to the advisory fees set out above for each Asset Allocation
     Portfolio, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an Asset Allocation
     Portfolio invests.

                                      -48-
[GRAPHIC OMITTED]
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(c)  Prior to August 5, 2004, the advisory fee rate for T. Rowe Price Large Cap
     Growth was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets and 0.60% of such assets over $50 million.

(d) There is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI
     Value Leaders and Jennison Growth through its investment in these underlying Portfolios.

(e) Prior to November 4, 2005, the advisory fee rate for Davis Venture Value was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets over $1 billion.

(f)  Prior to November 4, 2005, the advisory fee rate for Western Asset
     Management Strategic Bond Opportunities was at the annual rate of 0.65% of the Portfolio's average daily net assets.

(g)  Prior to November 4, 2005, the advisory fee rate for Western Asset
     Management U.S. Government was at the annual rate of 0.55% of the Portfolio's average daily net assets.

(h) Prior to May 1, 2006, the advisory fee rate for MFS Total Return was at the annual rate of 0.50% of the Portfolio's average daily net assets.

Advisory Fee Waivers
---------------------

      Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under "Advisory Fees" for each class of the Portfolios listed below as follows:


                                                      Annual Percenta     Average Daily Net
Portfolio                                             Rate Reduction     Asset Value Levels
[GRAPHIC OMITTED]                                     [GRAPHIC OMITTED]   [GRAPHIC OMITTED]
BlackRock Bond Income                                     0.025%          ver $1 billion and
                                                                            less than $2
                                                                         O     billion
BlackRock Money Market                                    0.005%         First $500 million
                                                          0.015%          Next $500 million
Loomis Sayles Small Cap                                    0.05%             All Assets
Lehman Brothers Aggregate Bond Index                      0.006%             All Assets
MetLife Mid Cap Stock Index                               0.007%             All Assets
MetLife Stock Index                                       0.007%             All Assets
Morgan Stanley EAFE Index                                 0.007%             All Assets
Russell 2000 Index                                        0.007%             All Assets
T. Rowe Price Large Cap Growth                            0.015%          First $50 million

      Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe
Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe
Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T.
Rowe Price Large Cap and T. Rowe Price Small Cap, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000.
Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

                                      -49-
[GRAPHIC OMITTED]
Table of Contents

                               Subadvisory Fees

      MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:


                                                                              Annual              verage Daily Net
                                                                         ercentage Rate Pai       sset Value Levels
                                                                         MetLife Advisers         GRAPHIC OMITTED]
                                                                              to the             A
Portfolio                                                                   Subadvisers    d by  A
[GRAPHIC OMITTED]                                                       P[GRAPHIC OMITTED]       [
BlackRock Aggressive Growth                                                    .45%              First $500 million
                                                                               .35%              Next $500 million
                                                                               .30%              Next $1.5 billion
                                                                               .25%              Over $2.5 billion

BlackRock Bond Income (a)                                                      .20%              First $250 million
                                                                               .15%              Next $750 million
                                                                               .10%              Over $1 billion

BlackRock Diversified                                                          .35%              First $250 million
                                                                               .30%              Next $250 million
                                                                               .25%              Over $500 million

BlackRock Investment Trust                                                     .40%              First $250 million
                                                                               .35%              Next $250 million
                                                                               .30%              Next $1.5 billion
                                                                               .25%              Over $2 billion

BlackRock Legacy Large Cap Growth (b)                                          .40%              First $300 million
                                                                               .35%              Next $700 million
                                                                               .30%              Over $1 billion

BlackRock Large Cap Value                                                      .45%              First $100 million
                                                                               .40%              Next $150 million
                                                                               .35%              Next $250 million
                                                                               .30%              Next $1.5 billion
                                                                               .25%              Over $2 billion

BlackRock Money Market (c)                                                     .08%              First $500 million
                                                                               .07%              Next $500 million
                                                                               .06%              Over $1 billion

BlackRock Strategic Value                                                      .55%              First $250 million
                                                                               .50%              Next $250 million
                                                                               .45%              Next $250 million
                                                                               .40%              Over $750 million

Capital Guardian U.S. Equity                                                   .45%              First $100 million
                                                                               .40%              Next $400 million
                                                                               .35%              Next $500 million
                                                                               .30%              Over $1 billion

Davis Venture Value (j)                                                        .45%              First $100 million
                                                                               .40%              Next $400 million
                                                                               .35%              Next $2.5 billion
                                                                               .325%             Over $3 billion

                                      -50-
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                                                                              Annual              verage Daily Net
                                                                         ercentage Rate Pai       sset Value Levels
                                                                         MetLife Advisers         GRAPHIC OMITTED]
                                                                              to the             A
Portfolio                                                                   Subadvisers    d by  A
[GRAPHIC OMITTED]                                                       P[GRAPHIC OMITTED]       [
FI International Stock (d)                                                     .55%              First $250 million
                                                                               .45%              Next $250 million
                                                                               .40%              Over $500 million

FI Large Cap                                                                   .45%              First $250 million
                                                                               .40%              Next $500 million
                                                                               .35%              Over $750 million

FI Mid Cap Opportunities (e)                                                   .50%              First $250 million
                                                                               .45%              Next $250 million
                                                                               .40%              Next $500 million
                                                                               .35%              Over $1 billion

FI Value Leaders (f)                                                           .50%              First $250 million
                                                                               .40%              Next $500 million
                                                                               .35%              Over $750 million

Franklin Templeton Small Cap Growth                                            .60%              First $200 million
                                                                               .52%              Next $300 million
                                                                               .50%              Over $500 million

Harris Oakmark Focused Value                                                   .45%              First $100 million
                                                                               .40%              Next $400 million
                                                                               .35%              Over $500 million

Harris Oakmark Large Cap Value                                                 .45%              First $100 million
                                                                               .40%              Next $400 million
                                                                               .35%              Over $500 million

Jennison Growth                                                                .45%              First $100 million
                                                                               .40%              Next $400 million
                                                                               .35%              Next $500 million
                                                                               .30%              Over $1 billion

Lehman Brothers Aggregate Bond Index                                             *

Loomis Sayles Small Cap                                                        .55%              First $25 million
                                                                               .50%              Next $75 million
                                                                               .45%              Next $100 million
                                                                               .40%              Over $200 million

MetLife Aggressive Allocation Portfolio                                         N/A                     N/A

MetLife Conservative Allocation Portfolio                                       N/A                     N/A

MetLife Conservative to Moderate Allocation Portfolio                           N/A                     N/A

MetLife Mid Cap Stock Index                                                      *

MetLife Moderate Allocation Portfolio                                           N/A                     N/A

MetLife Moderate to Aggressive Allocation Portfolio                             N/A                     N/A

MetLife Stock Index                                                              *

                                      -51-
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                                                                              Annual              verage Daily Net
                                                                        ercentage Rate Paid       sset Value Levels
                                                                        etLife Advisers to        GRAPHIC OMITTED]
                                                                               the               A
Portfolio                                                              P   Subadvisers      by   A
[GRAPHIC OMITTED]                                                      M[GRAPHIC OMITTED]        [
MFS Total Return (k)                                                           .35%              First $250 million
                                                                               .30%              Next $1 billion
                                                                               .25%              Next $250 million
                                                                               .20%              Over $1.5 billion

Morgan Stanley EAFE Index                                                       *

Neuberger Berman Mid Cap Value                                                 .45%              First $250 million
                                                                               .40%              Next $750 million
                                                                               .35%              Over $1 billion

Oppenheimer Global Equity (g)                                                  .50%              First $50 million
                                                                               .40%              Next $250 million
                                                                               .34%              Next $250 million
                                                                               .30%              Next $500 million
                                                                              .275%              Over $1.05 billion

Russell 2000 Index                                                              *

T. Rowe Price Large Cap Growth (h)                                             .40%              First $250 million
                                                                              .375%              Next $250 million
                                                                               .35%              Over $500 million

T. Rowe Price Small Cap Growth                                                 .35%              First $100 million
                                                                               .30%              Next $300 million
                                                                               .25%              Over $400 million

Western Asset Management High Yield Bond                                       .40%              All Assets

Western Asset Management Strategic Bond Opportunities                          .35%              First $50 million
                                                                               .30%              Next $150 million
                                                                               .25%              Next $300 million
                                                                               .20%              Over $500 million

Western Asset Management U.S. Government                                      .225%              First $200 million
                                                                              .150%              Next $300 million
                                                                              .100%              Over $500 million

Zenith Equity (i)                                                              N/A               N/A
[GRAPHIC OMITTED]
*    MetLife Advisers pays MetLife a subadvisory fee for each Index Portfolio equal to the costs incurred by
     MetLife in providing subadvisory services to the Portfolio.
(a)  Prior to February 3, 2005, the subadvisory fee rate for BlackRock Bond
     Income was at the annual rate of 0.20% of the first $250 million of the
     Portfolio's average daily net assets and 0.15% of such assets over $250 million.

(b) Prior to May 1, 2004, the subadviser to BlackRock Legacy Large Cap Growth was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.

(c) Prior to May 1, 2005, the subadvisory fee rate for BlackRock Money Market was at the annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets and 0.075% of such assets over $100 million.

                                      -52-
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(d)  Prior to December 16, 2003, the subadviser to FI International Stock was
     Putnam Investment Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million;
     and 0.45% of such assets in excess of $300 million.

(e)  Prior to May 1, 2004, the subadviser to FI Mid Cap Opportunities was Janus
     Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.

(f) FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio.

(g)  Prior to May 1, 2005, the subadviser to Oppenheimer Global Equity was
     Deutsche Investment Management Americas Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over $500 million.

(h)  Prior to February 3, 2005, the subadvisory fee rate for T. Rowe Price Large
     Cap Growth was at the annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets and 0.40% of such assets over $50 million.

(i) Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. (j) Prior to November 4, 2005, the subadvisory fee rate for Davis Venture Value was at the annual rate of 0.45%
     of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million and 0.35% of such assets over $500 million.

(k) Prior to May 1, 2006, the subadvisory fee rate for MFS Total Return was at the annual rate of 0.25% of the first $50 million of the Portfolio's average daily net assets and 0.20% of such assets over $50 million.

      In connection with Davis' service as subadviser to Davis Venture Value, Davis may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis.

      In connection with FMR's service as subadviser to FI International Stock, FI Large Cap, FI Value Leaders and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

      As described above, in connection with Western Asset's service as subadviser to Western Asset Management High Yield Bond and Western Asset
Management Strategic Bond Opportunities, Western Asset may delegate to its affiliate, Western Asset Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by MetLife
Advisers in proportion to the assets delegated to Western Asset Limited.

      For the fiscal years ended December 31, 2003, and 2004, and 2005, each Portfolio paid the following amounts in advisory fees to MetLife Advisers
(unless otherwise indicated).


                                                                                Amount Paid to MetLife Advisers
                                [GRAPHIC OMITTED]
Portfolio                                                                       2003         2004          2005
[GRAPHIC OMITTED]                                                            [GRAPHIC OMIT[GRAPHIC OMIT[GRAPHIC OMITTED]
BlackRock Aggressive Growth                                                  $ 5,836,591  $ 6,727,459  $  6,869,382
BlackRock Bond Income                                                        $ 4,082,181  $ 4,028,376  $  4,147,455
BlackRock Diversified                                                        $ 7,982,182  $ 8,551,135  $  8,285,784
BlackRock Investment Trust                                                   $ 8,408,511  $ 9,280,121  $  9,042,281
BlackRock Large Cap Value                                                    $   255,461  $   582,621  $    863,508
BlackRock Legacy Large Cap Growth                                            $ 3,832,839  $ 4,181,373  $  3,980,763

                                      -53-
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                                                                               Amount Paid to MetLife Advisers
                                [GRAPHIC OMITTED]
Portfolio                                                                     2003          2004          2005
[GRAPHIC OMITTED]                                                         [GRAPHIC OMITT[GRAPHIC OMITT[GRAPHIC OMITTED]
BlackRock Money Market                                                    $  2,292,997  $  2,014,603  $   2,303,372
BlackRock Strategic Value                                                 $  4,255,375  $  7,085,611  $   8,006,722
Capital Guardian U.S. Equity                                              $  2,258,386  $  2,664,106  $   3,372,518
Davis Venture Value                                                       $  8,511,064  $ 14,953,170  $  20,216,812
FI International Stock                                                    $  2,874,963  $  3,332,607  $   3,945,949
FI Large Cap (a)                                                          $  1,473,633  $  1,848,132  $   1,947,041
FI Mid Cap Opportunities                                                  $  5,370,713  $  6,357,009  $   6,730,379
FI Value Leaders                                                          $  3,427,742  $  3,745,210  $   3,856,709
Franklin Templeton Small Cap Growth                                       $    327,179  $    621,214  $     852,255
Harris Oakmark Focused Value                                              $  6,780,786  $ 11,142,455  $  12,936,021
Harris Oakmark Large Cap Value                                            $  2,273,216  $  3,306,121  $   4,028,986
Jennison Growth                                                           $  2,976,069  $  4,687,248  $   5,898,199
Lehman Brothers Aggregate Bond Index                                      $  1,485,428  $  1,973,303  $   2,508,950
Loomis Sayles Small Cap                                                   $  2,937,874  $  3,480,201  $   3,721,068
MetLife Aggressive Allocation                                                      N/A           N/A  $       2,325
MetLife Conservative Allocation                                                    N/A           N/A  $       4,197
MetLife Conservative to Moderate Allocation                                        N/A           N/A  $      15,111
MetLife Mid Cap Stock Index                                               $    462,683  $    726,464  $     902,019
MetLife Moderate Allocation                                                        N/A           N/A  $      29,279
MetLife Moderate to Aggressive Allocation                                          N/A           N/A  $      21,846
MetLife Stock Index                                                       $  8,732,170  $ 11,328,304  $  12,246,737
MFS Total Return                                                          $    782,221  $  1,697,055  $   2,460,950
Morgan Stanley EAFE Index                                                 $    534,872  $    902,258  $   1,195,152
Neuberger Berman Mid Cap Value                                            $  1,425,964  $  2,424,514  $   4,044,482
Oppenheimer Global Equity                                                 $  1,019,544  $  1,192,125  $   1,397,667
Russell 2000 Index                                                        $    512,787  $    831,185  $     989,178
T. Rowe Price Large Cap Growth                                            $    961,810  $  1,398,412  $   1,857,862
T. Rowe Price Small Cap Growth                                            $  1,300,675  $  1,661,490  $   1,777,161
Western Asset Management High Yield Bond (b)                              $    360,258  $    440,316  $     501,713
Western Asset Management Strategic Bond Opportunities                     $  1,269,439  $  1,951,356  $   2,634,095
Western Asset Management U.S. Government                                  $  1,516,747  $  1,525,319  $   2,890,435
Zenith Equity                                                                      N/A           N/A            N/A

      (a) Amounts shown were paid to Travelers Asset Management International
Company LLC ("TAMIC") by the Portfolio's predecessor portfolio, the Large Cap
Portfolio (the "FI Large Cap Predecessor Fund"), a former series of The
Travelers Series Trust, a Massachusetts business trust (the "TST"). The
Portfolio succeeded to the operations of the FI Large Cap Predecessor Fund on May 1, 2006.

      (b) Amounts shown were paid to TAMIC by the Portfolio's predecessor, the High Yield Bond Trust, a Massachusetts business trust (the "High Yield Bond
Predecessor Fund"). The Portfolio succeeded to the operations of the High Yield
Bond Trust on May 1, 2006.

      For the fiscal years ended December 31, 2003, and 2004, and 2005, MetLife
Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios:


                                                                               Amount Paid by MetLife Advisers to
                                                                                          Subadvisers
                                [GRAPHIC OMITTED]
Portfolio                                                                       2003         2004          2005
[GRAPHIC OMITTED]                                                            [GRAPHIC OMIT[GRAPHIC OMIT[GRAPHIC OMITTED]
BlackRock Aggressive Growth                                                  $ 3,293,296  $ 3,738,729  $  3,809,691
BlackRock Bond Income                                                        $ 1,660,227  $ 1,637,603  $  1,668,221

                                      -54-
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                                                                             Amount Paid by MetLife Advisers to
                                                                                         Subadvisers
                                [GRAPHIC OMITTED]
Portfolio                                                                    2003         2004           2005
[GRAPHIC OMITTED]                                                         [GRAPHIC OMIT[GRAPHIC OMIT[GRAPHIC OMITTED]
BlackRock Diversified                                                     $ 4,895,114  $ 5,250,710  $     5,084,865
BlackRock Investment Trust                                                $ 5,480,674  $ 6,061,732  $     5,903,187
BlackRock Large Cap Value                                                 $   164,225  $   374,071  $       543,433
BlackRock Legacy Large Cap Growth                                         $ 2,081,361  $ 2,185,832  $     2,058,584
BlackRock Money Market                                                    $   566,356  $   506,700  $       526,377
BlackRock Strategic Value                                                 $ 2,617,075  $ 4,167,782  $     4,628,866
Capital Guardian U.S. Equity                                              $ 1,378,238  $ 1,627,509  $     2,062,457
Davis Venture Value                                                       $ 4,312,237  $ 7,526,584  $    10,160,236
FI International Stock                                                    $ 1,871,173  $ 1,993,807  $     2,314,400
FI Large Cap (a)                                                          $   868,599  $ 1,092,489  $  1,166,187.81
FI Mid Cap Opportunities                                                  $ 3,609,358  $ 4,142,456  $     4,328,806
FI Value Leaders                                                          $ 2,304,837  $ 2,513,474  $     2,587,807
Franklin Templeton Small Cap Growth                                       $   218,119  $   414,142  $       568,170
Harris Oakmark Focused Value                                              $ 3,476,786  $ 5,621,228  $     6,518,011
Harris Oakmark Large Cap Value                                            $ 1,277,842  $ 1,866,869  $     2,251,993
Jennison Growth                                                           $ 1,817,705  $ 2,830,062  $     3,531,365
Lehman Brothers Aggregate Bond Index                                      $   178,251  $   189,437  $       240,859
Loomis Sayles Small Cap                                                   $ 1,468,221  $ 1,709,255  $     1,799,753
MetLife Mid Cap Stock Index                                               $    55,522  $    66,834  $        82,986
MetLife Stock Index                                                       $ 1,047,861  $ 1,042,204  $     1,126,700
MFS Total Return                                                          $   337,888  $   703,823  $     1,009,380
Morgan Stanley EAFE Index                                                 $    53,488  $    69,173  $        91,628
Neuberger Berman Mid Cap Value                                            $   932,960  $ 1,550,479  $     2,544,681
Oppenheimer Global Equity                                                 $   701,727  $   805,275  $       973,851
Russell 2000 Index                                                        $    61,534  $    76,469  $        91,004
T. Rowe Price Large Cap Growth                                            $   657,874  $   935,371  $     1,203,748
T. Rowe Price Small Cap Growth                                            $   800,405  $ 1,016,894  $     1,060,636
Western Asset Management High Yield Bond (b)                                      N/A          N/A
Western Asset Management Strategic Bond Opportunities (c)                 $   606,314  $   875,522  $     1,138,114
Western Asset Management U.S. Government (c)                              $   563,659  $   565,996  $       900,203
Zenith Equity                                                                     N/A          N/A              N/A

      (a) Amounts shown are for the Large Cap Portfolio of the TST, and were paid by TAMIC to FMR.
      (b) Amounts shown are for the High Yield Bond Trust for the period July 1,
2005 through December 31, 2005, and were paid by TAMIC to Salomon Brothers Asset
Management Inc, subadviser to the High Yield Bond Trust during such period.
Prior to July 1, 2005, the High Yield Bond Trust was managed directly by TAMIC without a subadviser.
      (c) Amounts shown were paid by MetLife Advisers to Salomon Brothers Asset
Management Inc, subadviser to the Portfolio prior to May 1, 2006.

Advisory Agreements and Subadvisory Agreements
-----------------------------------------------

      Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and
(ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

                                      -55-
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Table of Contents

      If required by law, subject to the SEC exemption obtained by MetLife
Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable
Portfolio's investment adviser or subadviser.

      Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

      Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

      For BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock
Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value
Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap,
MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western
Asset Management U.S. Government and Zenith Equity, the former series of the New
England Zenith Fund (collectively, the "Zenith Portfolios"), as well as
BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Investment Trust,
BlackRock Large Cap Value and BlackRock Strategic Value (together with BlackRock
Bond Income, BlackRock Legacy Large Cap Growth and BlackRock Money Market, the
"BlackRock Portfolios"), FI Large Cap, Western Asset Management High Yield Bond and each Asset Allocation Portfolio, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap,
Western Asset Management High Yield Bond and the Asset Allocation Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term
"expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

      Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap, Western Asset
Management High Yield Bond and the Asset Allocation Portfolios, provide that
MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios, the BlackRock
Portfolios, FI Large Cap, Western Asset Management High Yield Bond and the Asset
Allocation Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

      Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other
Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

      It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

      It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the
                                      -56-
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Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
----------------------

      The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

      MetLife Advisers votes proxies relating to shares of an Underlying
Portfolio held by Zenith Equity or an Asset Allocation Portfolio in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

      Information on how proxies relating to the Portfolios' voting securities were voted by MetLife Advisers or the subadvisers during the most recent
12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                               PORTFOLIO MANAGERS

      The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's
Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. Other than as set forth below, as of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

Davis Venture Value Portfolio

Other Accounts Managed


                                                                                     ccounts with respect to which the
                                                                                     advisory fee is based on the
 Name of Portfolio Manager                   Other Accounts Managed                   performance of the account
     [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]                    A      [GRAPHIC OMITTED]
                                   Category        Number of      Total Assets       Number of       Total Assets in
                                   f Account       Accounts in    Accounts in       Accounts in       Accounts in
                                  oGRAPHIC OMITTED]Category       Category (1)       Category           Category
                                  [                [GRAPHIC OMITTE[GRAPHIC OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]
Christopher Davis                 Registered              24       57 billion                 0                 N/A
                                  investment
                                  companies                       $

                                      -57-
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                                                                                     ccounts with respect to which the
                                                                                     advisory fee is based on the
  Name of Portfolio Manager                  Other Accounts Managed                   performance of the account
      [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]                   A      [GRAPHIC OMITTED]
                                   Category       Number of        Total Assets      Number of       Total Assets in
                                   f Account      Accounts in      Accounts in      Accounts in       Accounts in
                                  oGRAPHIC OMITTED]Category        Category (1)       Category          Category
                                  [               [GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

                                  Other                   10        1 billion                  0                N/A
                                  pooled
                                  investment
                                  vehicles                         $

                                  Other               30,000(2)     11.2 billio                0                N/A
                                  accounts                         $

Kenneth Feinberg                  Registered              24        57 billion                 0                N/A
                                  investment
                                  companies                        $

                                  Other                   10        1 billion                  0                N/A
                                  pooled
                                  investment
                                  vehicles                         $

                                  Other               30,000(2)     11.2 billio                0                N/A
                                  accounts                         $
[GRAPHIC OMITTED]
(1) Figures for "Total Assets in Accounts" in each category are approximate as of December 31, 2005. (2) Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of
     only $100,000.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

        The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers
     o focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

        If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to
     o an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

        With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be
     o limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

        Finally, substantial investment of Davis or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and
     o procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive-based fee on any account.

                                      -58-
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Compensation

Kenneth Feinberg's compensation as a Davis employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis' profits,
(iii) awards of equity ("Units") in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis's annual compensation as an employee and general partner of Davis consists of a base salary. Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth
Portfolio Other Accounts Managed


Name of Portfolio Manager and                                                          ccounts with respect to which the
Portfolio                                                                              dvisory fee is based on the
Managed                                           Other Accounts Managed              Aperformance of the account
[GRAPHIC OMITTED]                                   [GRAPHIC OMITTED]                 a     [GRAPHIC OMITTED]
                                         Category      Number of    Total Assets i     Number of     Total Assets in
                                         f Account     Accounts in   Accounts in      Accounts in     Accounts in
                                        oGRAPHIC OMITTECategory        Category        Category         Category
                                        [              [GRAPHIC OMIT[GRAPHIC OMITTED] [GRAPHIC OMITTE[GRAPHIC OMITTED]
Robert W. Smith,                        Registered            11     17.8 billion               0               N/A
T. Rowe Price Large Cap Growth          investment
   Portfolio                            companies                   $

                                        Other                  3     15.4 billion               0               N/A
                                        pooled
                                        investment
                                        vehicles                    $

                                        Other                  4     118.3 billion              0               N/A
                                        accounts                    $

Paul W. Wojcik,                         Registered             3                                0               N/A
T. Rowe Price Small Cap Growth          investment
   Portfolio                            companies

                                        Other                  0     /A                         0               N/A
                                        pooled
                                        investment
                                        vehicles                    N

                                        Other                  1                                0               N/A
                                        accounts

Material Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Portfolios and the investments of the other accounts included in the table above.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities,
                                      -59-
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foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase
(or sell) securities for one portfolio and not for another portfolio. T. Rowe
Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading
Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made:
(i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics
(e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance is over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution.
Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.
                                      -60-
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Harris Oakmark Focused Value Portfolio and Harris Oakmark Large Cap Value Portfolio

Other Accounts Managed


Name of Portfolio                                                                     ccounts with respect to which the
Manager and                                                                           advisory fee is based on the
Portfolio Managed                             Other Accounts Managed                   performance of the account
[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]                    A     [GRAPHIC OMITTED]
                                 Category       Number of        Total Assets in      Number of      Total Assets in
                                     of         Accounts in        Accounts in       Accounts in      Accounts in
                                  Account       Category            Category          Category          Category
                                 [GRAPHIC OMITTE[GRAPHIC OMITTED[GRAPHIC OMITTED]    [GRAPHIC OMITTED[GRAPHIC OMITTED]
Floyd J. Bellman,                Registered             4           1,042,062,146              0                N/A
Harris Oakmark Focused           investment
Value Portfolio                  companies                      $

                                 Other                  2             176,272,967              0                N/A
                                 pooled
                                 investment
                                 vehicles                       $

                                 Other                193             549,293,842              0                N/A
                                 accounts                       $

Robert M. Levy,                   egistered             4           1,023,859,019              0                N/A
Harris Oakmark Focused            nvestment
Value Portfolio, Harris          Rompanies
Oakmark Large Cap Value          i
Portfolio                        c                              $

                                 Other                  2             176,272,967              0                N/A
                                 pooled
                                 investment
                                 vehicles                       $

                                 Other                487(1)        2,739,194,864              0                N/A
                                 accounts                       $

William C. Nygren,                egistered             5          12,531,784,298              0                N/A
Harris Oakmark Focused            nvestment
Value Portfolio, Harris          Rompanies
Oakmark Large Cap Value          i
Portfolio                        c                              $

                                 Other                  0                     N/A              0                N/A
                                 pooled
                                 investment
                                 vehicles

                                 Other                  0                     N/A              0                N/A
                                 accounts

Michael J. Mangan,               Registered             5             531,703,351              0                N/A
Harris Oakmark Large Cap         investment
Value Portfolio                  companies                      $

                                 Other                  1              48,222,893              0                N/A
                                 pooled
                                 investment
                                 vehicles                       $

                                 Other                167           3,127,018,386              1          6,702,035
                                 accounts                       $                                    $

                                      -61-
[GRAPHIC OMITTED]
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(1)  Includes approximately 300 accounts managed pursuant to a "model portfolio"
     and involve no direct client communications.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Harris's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation

Harris's compensation of investment professionals, including the managers of the Portfolios, is based upon an assessment of each individual's long-term contribution to the investment success of Harris. Compensation for each of the managers of the Portfolios is structured as follows:

      (1) Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

      (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the senior level employees of each group and paid out annually.

      (3) Participation in a deferred compensation plan. The deferred compensation plan provides current compensation to certain key employees of Harris and deffered compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell
1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond
Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East)
Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions
                                      -62-
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include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Bond Income Portfolio,
-------------------------------------------------------------------------------------------------------------
BlackRock Diversified Portfolio, BlackRock Investment Trust Portfolio, BlackRock Legacy Large Cap Growth
---------------------------------------------------------------------------------------------------------
Portfolio, and BlackRock Large Cap Value Portfolio
---------------------------------------------------

The following information was provided by BlackRock as of January 31, 2005, the date when BlackRock became subadviser to these Portfolios.

Other Accounts Managed


                                                                                           ccounts with respect to
                                                                                                    which
                                                                                             the advisory fee is
                                                                                                based on the
Name of Portfolio Manager                                                                    performance of the
and Portfolio(s) Managed                            Other Accounts Managed                         account
[GRAPHIC OMITTED]                                     [GRAPHIC OMITTED]                   A   [GRAPHIC OMITTED]
                                          Category of      Number of    Total Assets i    Number of    Total Assets in
                                            Account        Accounts in   Accounts in      Accounts in  Accounts in
                                         GRAPHIC OMITTED]  Category        Category       Category       Category
                                        [                  [GRAPHIC OMIT[GRAPHIC OMITTED] [GRAPHIC OMIT[GRAPHIC OMITTED]
Keith Anderson,                         Registered                23     15.4 billion             0     /A
BlackRock Diversified                   investment
                                        companies                       $                              N
Portfolio and BlackRock Bond Income     Other pooled              40     14.2 billion             4     3.5 billion
Portfolio                               investment
                                        vehicles                        $                              $

                                        Other accounts           392    $112.4 billion           20    $6.1 billion

Scott Amero,                            Registered                28     17.8 billion             0     /A
BlackRock Diversified Portfolio and     investment
BlackRock Bond Income Portfolio         companies                       $                              N

                                        Other pooled              48     15.4 billion             4     3.5 billion
                                        investment
                                        vehicles                        $                              $

                                        Other accounts           410    $118.3 billion           21    $6.3 billion

David E. Byrket,                        Registered                14     7.142 billion            0     /A
BlackRock Diversified Portfolio,        investment
BlackRock Large Cap Value Portfolio,    companies                       $                              N

                                      -63-
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                                                                                         Accounts with respect to
                                                                                                   which
                                                                                         the advisory fee is based
Name of Portfolio Manager                                                                         on the
and Portfolio(s) Managed                         Other Accounts Managed                  erformance of the account
[GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]                    p    [GRAPHIC OMITTED]
                                      ategory of     Number of      Total Assets in     Number of      Total Assets in
                                     C Account       Accounts in      Accounts in       Accounts in    Accounts in
                                      GRAPHIC OMITTED]Category         Category          Category        Category
                                     [               [GRAPHIC OMITTE[GRAPHIC OMITTED]   [GRAPHIC OMITTE[GRAPHIC OMITTED]

BlackRock Investment Trust           Other                    1      123 million                 0      /A
   Portfolio                         pooled
                                     investment
                                     vehicles                       $                                  N

                                     Other                    7      216 million                 0      /A
                                     accounts                       $                                  N

Frederick W. Herrmann,                egistered              14      7.142 billion               0      /A
BlackRock Diversified                 nvestment
Portfolio, BlackRock Large Cap       Rompanies
Value Portfolio, BlackRock           i
Investment Trust Portfolio           c                              $                                  N

                                     Other                    1      123 million                 0      /A
                                     pooled
                                     investment
                                     vehicles                       $                                  N

                                     Other                    7      216 million                 0      /A
                                     accounts                       $                                  N

Eileen Leary,                        Registered               6      2.403 billion               0      /A
BlackRock Aggressive Growth          investment
Portfolio                            companies                      $                                  N

                                     Other                    1      15 million                  0      /A
                                     pooled
                                     investment
                                     vehicles                       $                                  N

                                     Other                    6      267 million                 0      /A
                                     accounts                       $                                  N

Neil Wagner,                         Registered               7      2.465 billion               0      /A
BlackRock Aggressive Growth          investment
Portfolio                            companies                      $                                  N

                                     Other                    1      15 million                  0      /A
                                     pooled
                                     investment
                                     vehicles                       $                                  N

                                     Other                    6      267 million                 0      /A
                                     accounts                       $                                  N

Anne Truesdale,                      Registered               2      1.413 million               0      /A
BlackRock Aggressive Growth          investment
Portfolio                            companies                      $                                  N

                                     Other                    1      15 million                  0      /A
                                     pooled
                                     investment
                                     vehicles                       $                                  N

                                     Other                    0      /A                          0      /A
                                     accounts                       N                                  N

Wayne Archambo,                      Registered              10      5.047 billion               0      /A
BlackRock                            investment
                                     companies                      $                                  N

                                      -64-
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                                                                                          Accounts with respect to
                                                                                                   which
                                                                                          he advisory fee is based
Name of Portfolio Manager                                                                t         on the
and Portfolio(s) Managed                         Other Accounts Managed                   erformance of the account
[GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]                     p   [GRAPHIC OMITTED]
                                      Category of       Number of     Total Assets i     Number of     Total Assets in
                                        Account         Accounts in    Accounts in       Accounts in   Accounts in
                                     GRAPHIC OMITTED]   Category         Category        Category        Category
                                    [                   [GRAPHIC OMITT[GRAPHIC OMITTED]  [GRAPHIC OMITT[GRAPHIC OMITTED]

Strategic Value Portfolio           Other pooled                0      /A                        0              N/A
                                    investment
                                    vehicles                          N

                                    Other accounts             18     $886 million               0              N/A

Kate O'Connor,                      Registered                  8      4.180 billion             0              N/A
BlackRock Strategic Value           investment
   Portfolio                        companies                         $

                                    Other pooled                0      /A                        0              N/A
                                    investment
                                    vehicles                          N

                                    Other accounts             13     $692 million               0              N/A

Jeffrey R. Lindsey                  Registered                  4      1.136 billion             0              N/A
BlackRock Legacy Large Cap          investment
Growth Portfolio                    companies                         $

                                    Other pooled                1      125 million               0              N/A
                                    investment
                                    vehicles                          $
                                    Other accounts              4     $745 million               0              N/A

Edward P. Dowd                      Registered                  4      1.136 billion             0              N/A
BlackRock Legacy Large Cap          investment
Growth Portfolio                    companies                         $
                                    Other pooled                1      125 million               0              N/A
                                    investment
                                    vehicles                          $

                                    Other accounts              4     $745 million               0              N/A

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts
(including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios.
Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the
                                      -65-
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officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. Finally, Mr. Anderson and Mr. Amero manage certain accounts (including hedge funds) that are subject to a performance fee.

Compensation

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive
Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

      Long-Term Retention and Incentive Plan (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Ms. Leary, Ms. Truesdale and Ms. O'Connor and Messrs.
      Archambo, Herrmann, Byrket, Lindsey, Dowd, Wagner, Anderson and Amero have received awards under the LTIP.

      Deferred Compensation Program--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including
      Ms. O'Connor and Messrs. Archambo, Herrmann, Byrket, Wagner, Anderson and
      Amero was mandatorily deferred in a similar manner for a number of years.
      Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Leary and Ms. O'Connor and Messrs. Archambo,
      Herrmann, Byrket, Lindsey, Dowd, Wagner, Anderson and Amero is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

      Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Archambo, Herrmann, Byrket, Wagner, Anderson and Amero have been granted stock options in prior years, and Messrs. Archambo, Lindsey, Anderson and Amero participate in BlackRock's restricted stock program.

                                      -66-
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      Incentive Savings Plans--The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.'s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP)
      and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is the Lehman Aggregate Bond Index. For Messrs. Byrket and Herrmann, the
relevant benchmark is the Standard & Poor's 500 Index for the Investment Trust Portfolio and the equity portion of the Diversified Portfolio, and the Russell 1000 Value for the Large Cap Value Portfolio. For Mr. Wagner, Ms.
Leary and Ms. Truesdale, the relevant benchmark is the Russell Midcap Growth Index. For Mr. Archambo and Ms.
O'Connor, the relevant benchmark is the Russell 2000 Value Index. For Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index. In addition, some of the annual incentive compensation of Mr.
Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities.
Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

As of December 31, 2005, the dollar range of securities beneficially owned by each of the aforementioned portfolio managers in a Portfolio for which he or she serves as portfolio manager is shown below:


                                                                                                  Dollar Range of
                                                                                                 Equity Securities
                                                                                                         of
                                                                                                  the Portfolio(s)
Portfolio Manager                                                Portfolio(s) Managed                  Owned*
[GRAPHIC OMITTED]                                                  [GRAPHIC OMITTED]             [GRAPHIC OMITTED]
Eileen M. Leary, CFA                                    BlackRock Aggressive Growth Portfolio    $ 10,001 - $50,000
[GRAPHIC OMITTED]
*  Includes securities attributable to the portfolio manager's participation in certain deferred compensation and retirement programs.

Jennison Growth Portfolio

Other Accounts Managed


                                                                                         Accounts with respect to
                                                                                                   which
                                                                                         the advisory fee is based
                                                                                                  on the
Name of Portfolio Manager                       Other Accounts Managed                   erformance of the account
[GRAPHIC OMITTED]                                 [GRAPHIC OMITTED]                     p    [GRAPHIC OMITTED]
                                    ategory of      Number of      Total Assets in      Number of      Total Assets in
                                   C Account        Accounts in      Accounts in        Accounts in    Accounts in
                                    GRAPHIC OMITTED] Category          Category          Category        Category
                                   [                [GRAPHIC OMITTE[GRAPHIC OMITTED]    [GRAPHIC OMITTE[GRAPHIC OMITTED]
Kathleen A. McCarragher            Registered               13        7,920,252,000              0              N/A
                                   investment
                                   companies                       $

                                      -67-
[GRAPHIC OMITTED]
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                                                                                          Accounts with respect to
                                                                                                   which
                                                                                          he advisory fee is based
                                                                                         t         on the
Name of Portfolio Manager                      Other Accounts Managed                     erformance of the account
[GRAPHIC OMITTED]                                 [GRAPHIC OMITTED]                      p   [GRAPHIC OMITTED]
                                   Category of         Number of     Total Assets in     Number of     Total Assets in
                                     Account           Accounts in     Accounts in       Accounts in   Accounts in
                                 GRAPHIC OMITTED]      Category         Category          Category       Category
                                [                      [GRAPHIC OMIT[GRAPHIC OMITTED]    [GRAPHIC OMITT[GRAPHIC OMITTED]

                                Other pooled                   5          639,981,000             0             N/A
                                investment
                                vehicles                            $

                                Other accounts                48    $   5,754,171,000             0             N/A

Spiros Segalas                  Registered                    16       19,936,298,000             0             N/A
                                investment
                                companies                           $

                                Other pooled                   2          305,556,000             0             N/A
                                investment
                                vehicles                            $

                                Other accounts                 9    $   2,903,424,000             0             N/A

Michael A. Del Balso            Registered                    16       10,534,245,000             0             N/A
                                investment
                                companies                           $

                                Other pooled                   5        1,561,670,000             0             N/A
                                investment
                                vehicles                            $

                                Other accounts (1)            17    $   1,452,230,000             0             N/A
[GRAPHIC OMITTED]
(1)  Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

Material Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts
(assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's
                                      -68-
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management have performance fees, some accounts have higher fees than others.
These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While
Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.
Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus.
In general, the cash bonus comprises the majority of the compensation for investment professionals.

The portfolio managers' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for the portfolio managers:
        One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to o pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

     o  Historical and long-term business potential of the product strategies;

     o  Qualitative factors such as teamwork and responsiveness; and

     o Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect a portfolio manager's total compensation.

Franklin Templeton Small Cap Growth Portfolio

Other Accounts Managed


                                                                                     ccounts with respect to which the
                                                                                     advisory fee is based on the
Name of Portfolio Manager                    Other Accounts Managed                   performance of the account
[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]                   A      [GRAPHIC OMITTED]
                                  ategory of    Number of       Total Assets in      Number of       Total Assets in
                                 C Account      Accounts in       Accounts in       Accounts in       Accounts in
                                  GRAPHIC OMITTEDCategory          Category           Category          Category
                                 [              [GRAPHIC OMITTE[GRAPHIC OMITTED]    [GRAPHIC OMITTED][GRAPHIC OMITTED]
Michael McCarthy                 Registered             11        11,583,300,000               0                N/A
                                 investment
                                 companies                     $

                                 Other                   4           712,500,000               0                N/A
                                 pooled
                                 investment
                                 vehicles                      $

                                 Other                   2           500,800,000               0                N/A
                                 accounts                      $

                                      -69-
[GRAPHIC OMITTED]
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Zachary Perry                                                    Registered               1,762,900,000         N/A
                                                                 investment
                                                                 companies         5   $                  0

                                                                 Other pooled               607,100,000         N/A
                                                                 investment
                                                                 vehicles          2   $                  0

                                                                 Other accounts    1   $    288,800,000   0     N/A

Brad Carris                                                      Registered               1,762,900,000         N/A
                                                                 investment
                                                                 companies         5   $                  0

                                                                 Other pooled               607,100,000         N/A
                                                                 investment
                                                                 vehicles          2   $                  0

                                                                 Other accounts    1   $    288,800,000   0     N/A

Edward B. Jamieson                                               Registered               8,495,100,000         N/A
                                                                 investment
                                                                 companies         4   $                  0

                                                                 Other pooled             1,430,800,000         N/A
                                                                 investment
                                                                 vehicles          3   $                  0

                                                                 Other accounts    1   $    212,000,000   0     N/A

Material Conflicts of Interest

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as each portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin
Advisers seeks to manage such potential conflicts by having adopted procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

                                      -70-
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Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Advisers has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.
Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      Base salary. Each portfolio manager is paid a base salary.
      Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin
      Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin
      Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

        Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer
     o  group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy)
        and securities market index (for example, the Russell 2000 Growth
        Index).

        Non-Investment Performance: The more qualitative contributions of a portfolio manager to Franklin Advisers' business and the investment management team, including professional knowledge, productivity,
     o responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

     o Responsibilities: The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

Additional long term equity-based compensation. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                      -71-
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FI Large Cap Portfolio, FI Value Leaders Portfolio, FI Mid Cap Opportunities Portfolio and FI International Stock
------------------------------------------------------------------------------------------------------------------
Portfolio
----------

Other Accounts Managed


                                                                                          Accounts with respect to
                                                                                                   which
Name of Portfolio Manager and                                                             he advisory fee is based
Portfolio                                                                                t         on the
Managed                                            Other Accounts Managed                 erformance of the account
[GRAPHIC OMITTED]                                    [GRAPHIC OMITTED]                   p   [GRAPHIC OMITTED]
                                         ategory of      umber of     otal Assets in      umber of    Total Assets in
                                          Account       Nccounts     T Accounts in       Nccounts in   Accounts in
                                        CGRAPHIC OM     Aategory in     Category         Aategory     Category (in
                                                   ITTEDCGRAPHIC      GRAPHIC OMITTE     CGRAPHIC OMITTEmillions)
                                        [               [        OMIT[              D]   [            [GRAPHIC OMITTED]
Brian Hogan,                            Registered              6     1.063 billion              1     213 million
FI Value Leaders Portfolio              investment
                                        companies                    $                                $

                                        Other                   1     560 million                0     /A
                                        pooled
                                        investment
                                        vehicles                     $                                N

                                        Other                   0     /A                         0     /A
                                        accounts                     N                                N

Peter Saperstone,                       Registered              5     10.531 billion             0     /A
FI Mid Cap Opportunities Portfolio      investment
                                        companies                    $                                N

                                        Other                   0     /A                         0     /A
                                        pooled
                                        investment
                                        vehicles                     N                                N

                                        Other                   1     155 million                0     /A
                                        accounts                     $                                N

Penny Dobkin,                           Registered              3     10.649 billion             0     /A
FI International Stock Portfolio        investment
                                        companies                    $                                N

                                        Other                   0      /A                        0     /A
                                        pooled
                                        investment
                                        vehicles                     N                                N

                                        Other                   0     /A                         0     /A
                                        accounts                     N                                N

Bahaa Fam,                              Registered              4     1.127 billion              2     364 million
FI Large Cap Portfolio                  investment
                                        companies                    $                                $

                                        Other                   7     1.280 billion              0     /A
                                        pooled
                                        investment
                                        vehicles                     $                                N

                                        Other                   6     788 million                0     /A
                                        accounts                     $                                N

                                      -72-
[GRAPHIC OMITTED]
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Material Conflicts of Interest

The portfolio managers' compensation plan (described below) may give rise to potential conflicts of interest. The portfolio managers' base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts
(including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR's code of ethics will adequately address such conflicts.

Compensation

As of December 31, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio managers' compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of each portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for each portfolio manager listed above are as follows:

      Brian Hogan: Russell 1000 Value Index and Lipper Large Cap Value Funds Classification
      Peter Saperstone: S&P Mid Cap 400 Index and Lipper Mid Cap Objective
      Penny Dobkin: MSCI EAFE Index and Lipper International Objective
      Bahaa Fam: Russell 1000 Growth Index

Each portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR.
The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR
Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

Loomis Sayles Small Cap Portfolio

Other Accounts Managed


                                                                                     ccounts with respect to which the
                                                                                     advisory fee is based on the
Name of Portfolio Manager                    Other Accounts Managed                   performance of the account
[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]                   A      [GRAPHIC OMITTED]
                                    ategory       Number of       Total Assets       Number of       Total Assets in
                                   CAccount       Accounts in     Accounts in       Accounts in       Accounts in
                                    GRAPHIC OMITTEDCategory         Category         Category           Category
                                   [              [GRAPHIC OMITTED[GRAPHIC OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                      -73-
[GRAPHIC OMITTED]
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John J. Slavik                                                Registered          4     373,829,922       0     N/A
                                                              investment
                                                              companies                $

                                                              Other pooled        0     /A                0     N/A
                                                              investment
                                                              vehicles                 N

                                                              Other accounts     15    $15,295,487        0     N/A

Mark F. Burns                                                 Registered          4     373,829,922       0     N/A
                                                              investment
                                                              companies                $

                                                              Other pooled        0     /A                0     N/A
                                                              investment
                                                              vehicles                 N

                                                              Other accounts      8    $14,929,975        0     N/A

Joseph R. Gatz                                                Registered          4     1,346,502,322     0     N/A
                                                              investment
                                                              companies                $

                                                              Other pooled        0     /A                0     N/A
                                                              investment
                                                              vehicles                 N

                                                              Other accounts     23    $856,618,337       1

Daniel G. Thelen                                              Registered          4     1,346,502,322     0     N/A
                                                              investment
                                                              companies                $

                                                              Other pooled        0     /A                0     N/A
                                                              investment
                                                              vehicles                 N

                                                              Other accounts     23    $161,379,094       0     N/A

Material Conflicts of Interest

The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies.
Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts
(including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

                                      -74-
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Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components--base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors--investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a customized peer group and, secondarily, an external benchmark. The benchmarks used for the investment styles utilized for the Loomis Small Cap Portfolio is the Russell
1000 Value (for the small cap value portion of the Portfolio) and the Russell
1000 Growth (for the small cap growth portion of the Portfolio). The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both a customized peer group and an external benchmark as measuring sticks for equity managers' performance because it believes they represent an appropriate combination of the equity product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     o the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
     o upon retirement a participant will receive a multi-year payout for his or her vested units; o participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.
Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

                                      -75-
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Neuberger Berman Mid Cap Value Portfolio

Other Accounts Managed


                                                                                      ccounts with respect to which the
Name of Portfolio                                                                     advisory fee is based on the
Manager                                         Other Accounts Managed                 performance of the account
[GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]                 A     [GRAPHIC OMITTED]
                                       ategory of     Number of    Total Assets i     Number of      Total Assets in
                                      C Account       Accounts in   Accounts in      Accounts in      Accounts in
                                       GRAPHIC OMITTEDCategory        Category         Category         Category
                                      [               [GRAPHIC OMIT[GRAPHIC OMITTED] [GRAPHIC OMITTED[GRAPHIC OMITTED]

S. Basu Mullick                       Registered             12     7.545 billion               0               N/A
                                      investment
                                      companies                    $

                                      Other                   0     /A                          0               N/A
                                      pooled
                                      investment
                                      vehicles                     N

                                      Other                   1     15 million                  0               N/A
                                      accounts                     $

Material Conflicts of Interest

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager's day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger
Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger
Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it.

Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and
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benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Oppenheimer Global Equity Portfolio

Other Accounts Managed


                                                                                         ccounts with respect to which
                                                                                        Athe advisory fee is based
                                                                                                  on the
Name of Portfolio Manager                         Other Accounts Managed                 erformance of the account
[GRAPHIC OMITTED]                                   [GRAPHIC OMITTED]                   p    [GRAPHIC OMITTED]
                                       ategory of     umber of      Total Assets in      umber of    Total Assets in
                                        Account      Nccounts i       Accounts in       Nccounts in   Accounts in
                                      CGRAPHIC OM    ACategory n       Category         Aategory        Category
                                                 ITTEDGRAPHIC O     GRAPHIC OMITTED]    CGRAPHIC OMIT(in]millions)
                                      [              [         MITT[                    [            [GRAPHIC OMITTED]

Rajeev Bhaman                         Registered      4             24,741,847,926                    144,920,481
                                      investment
                                      companies      1             $                    1            $

                                      Other                         177,678,062                       /A
                                      pooled
                                      investment
                                      vehicles       2             $                    0            N

                                      Other                         /A                                /A
                                      accounts       0             N                    0            N

Material Conflicts of Interest

As indicated above, each of the portfolio managers also manages other funds.
Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation

The Portfolio's portfolio managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and
                                      -77-
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accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.
As of December 31, 2005, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager's compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Capital Guardian U.S. Equity Portfolio

Other Accounts Managed

Under Capital Guardian's multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted above. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.


                                                                                         Accounts with respect to
                                                                                                which the
                                                                                        dvisory fee is based on the
    Name of Portfolio Manager                    Other Accounts Managed                 performance of the account
        [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]                  a    [GRAPHIC OMITTED]
                                       ategory of      umber of      otal Assets in                   Total Assets
                                        Account        ccounts i    T Accounts in       umber of           in
                                       GRAPHIC OMI    NCategory n    Category (in      Nccounts in    Accounts in
                                      C               AGRAPHIC O     D]billions)       ACategory  ITTECategory (in
                                                  TTED] MITTEGRAPHIC OMITTE
                                      GRAPHIC OM billions) [ [ [ D] [ [GRAPHIC
                                      OMITTED]
Michael Ericksen                      Registered              11     4.60 billion               0     /A
                                      investment
                                      companies                     $                                N

                                      Other                   23     17.61 billion              0     /A
                                      pooled
                                      investment
                                      vehicles                      $                                N

                                      Other                  390     109.14 billion            58     24.79 billion
                                      accounts                      $                                $

David Fisher                          Registered              22     21.50 billion              1     0.87 billion
                                      investment
                                      companies                     $                                $

                                      -78-
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                                                  Other pooled        33     46.79 billion       3     0.63 billion
                                   investment
                                                  vehicles                  $                         $

                                                  Other accounts     324    $103.73 billion     14    $9.39 billion

                                                  Registered          11     5.43 billion        0     /A
Theodore Samuels                                  investment
                                                  companies                 $                         N

                                                  Other pooled        10     5.35 billion        0     /A
                                   investment
                                                  vehicles                  $                         N

                                                  Other accounts     447    $35.07 billion       4    $3.01 billion

                                                  Registered          11     5.16 billion        0     /A
Eugene Stein                                      investment
                                                  companies                 $                         N

                                                  Other pooled        14     6.79 billion        0     /A
                                   investment
                                                  vehicles                  $                         N

                                                  Other accounts     141    $43.39 billion       8    $6.42 billion

                                                  Registered           7     3.84 billion        0     /A
Terry Berkemeier                                  investment
                                                  companies                 $                         N

                                                  Other pooled         9     5.49 billion        0     /A
                                   investment
                                                  vehicles                  $                         N

                                                  Other accounts     159    $47.29 billion      13    $7.22 billion

                                                  Registered          10     6.43 billion        0     /A
Alan J. Wilson                                    investment
                                                  companies                 $                         N

                                                  Other pooled         8     2.13 billion        0     /A
                                   investment
                                                  vehicles                  $                         N

                                                  Other accounts      97    $27.20 billion       6    $3.54 billion

                                                  Registered          13     5.58 billion        0     /A
Karen Miller                                      investment
                                                  companies                 $                         N

                                                  Other pooled        15     2.70 billion        0     /A
                                   investment
                                                  vehicles                  $                         N

                                      -79-
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                                                    Other accounts      101    $23.60 billion    3    $2.85 billion

Material Conflicts of Interest

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation

Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equity Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.
Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

MFS Total Return Portfolio

Other Accounts Managed


                                                                                          Accounts with respect to
Name of Portfolio                                                                                  which
Manager and                                                                               he advisory fee is based
Portfolio(s)                                                                             t         on the
Managed                                           Other Accounts Managed                  erformance of the account
[GRAPHIC OMITTED]                                    [GRAPHIC OMITTED]                   p   [GRAPHIC OMITTED]
                                       ategory of     Number of      Total Assets in     Number of     Total Assets in
                                      C Account       Accounts in      Accounts in       Accounts in   Accounts in
                                       GRAPHIC OMITTED]Category         Category         Category        Category
                                      [               [GRAPHIC OMITT[GRAPHIC OMITTED]    [GRAPHIC OMITT[GRAPHIC OMITTED]

Brooks A. Taylor,                     Registered               8     22,290,015,650              0              N/A
MFS Total Return                      investment
   Portfolio                          companies                     $

                                      Other                    0     /A                          0              N/A
                                      pooled
                                      investment
                                      vehicles                      N

                                      Other                    0     /A                          0              N/A
                                      accounts                      N

                                      -80-
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Kenneth J. Enright,                                   Registered        13      23,905,986,951                  N/A
MFS Total Return Portfolio                            investment
                                                      companies              $                   0

                                                      Other pooled       0                 N/A                  N/A
                                   investment
                                                      vehicles                                   0

                                                      Other accounts     2   $   1,338,777,677   0              N/A

Steven R. Gorham,                                     Registered        22      33,055,666,818                  N/A
MFS Total Return Portfolio                            investment
                                                      companies              $                   0

                                                      Other pooled       3         918,048,461                  N/A
                                   investment
                                                      vehicles               $                   0

                                                      Other accounts    24   $   3,654,470,011   1   $  424,980,003

Michael W. Roberge,                                   Registered        11      24,161,496,105                  N/A
MFS Total Return Portfolio                            investment
                                                      companies              $                   0

                                                      Other pooled       1          52,647,024                  N/A
                                   investment
                                                      vehicles               $                   0

                                                      Other accounts     2   $      64,676,685   0              N/A

Richard O. Hawkins,                                   Registered        11      24,418,041,768                  N/A
MFS Total Return Portfolio                            investment
                                                      companies              $                   0

                                                      Other pooled       0                 N/A                  N/A
                                   investment
                                                      vehicles                                   0

                                                      Other accounts     0                 N/A   0              N/A

Alan T. Langsner,                                     Registered        12      23,840,196,912                  N/A
MFS Total Return Portfolio                            investment
                                                      companies              $                   0

                                                      Other pooled       0                 N/A                  N/A
                                   investment
                                                      vehicles                                   0

                                                      Other accounts     1   $     125,323,419   0              N/A
William P. Douglas,                                   Registered         8      22,290,015,650                  N/A
MFS Total Return                                      investment
                                                      companies              $                   0

                                      -81-
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Portfolio                                             Other pooled       0                 N/A                  N/A
                                   investment
                                                      vehicles                                   0

                                                      Other accounts     0                 N/A   0              N/A

Nevin P. Chitkara                                     Registered        22      33,705,930,462                  N/A
MFS Total Return Portfolio                            investment
                                                      companies              $                   0

                                                      Other pooled       2         940,125,467                  N/A
                                   investment
                                                      vehicles               $                   0

                                                      Other accounts    23   $   4,106,749,739   1   $  445,737,751

Material Conflicts of Interest

MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolios as well as for accounts with similar investment objectives of MFS or its subsidiary. Securities transactions for the Portfolios and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

MFS does not receive a performance fee for its management of the Portfolios. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios--for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:
     o Base Salary--Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

        Performance Bonus--Generally, incentive compensation represents a majority of portfolio manager total cash o compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.
             The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolios and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group
        o universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

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             The qualitative portion is based on the results of an annual internal peer review process (conducted o by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance). Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Western Asset Management Strategic Bond Opportunities Portfolio, Western Asset Management U.S. Government
Portfolio and Western Asset Management High Yield Bond Portfolio

Other Accounts Managed


                                                                                        Accounts with respect to
                                                                                               which the
                                                                                      advisory fee is based on the
Name of Portfolio Manager                    Other Accounts Managed                    performance of the account
[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]                          [GRAPHIC OMITTED]
                                  ategory of     Number of     Total Assets in       Number of     Total Assets in
                                 C Account       Accounts in     Accounts in         Accounts in     Accounts in
                                  GRAPHIC OMITTEDCategory        Category (1)        Category         Category
                                 [               [GRAPHIC OMIT[GRAPHIC OMITTED]      [GRAPHIC OMIT[GRAPHIC OMITTED]
S. Kenneth Leech,                 egistered             36        23,611,545,735             0                  N/A
Strategic Bond Opportunities      nvestment
   Portfolio, U.S.               Rompanies
   Government Portfolio and      i
   High Yield Bond Portfolio     c                            $
                                 Other                  19        19,795,303,572             0                  N/A
                                 pooled
                                 investment
                                 vehicles                     $
                                 Other                 740       205,776,184,176            77       20,675,562,028
                                 accounts                     $                                   $
Stephen A. Walsh,                 egistered             36        23,611,545,735             0                  N/A
Strategic Bond Opportunities     Rnvestment
Portfolio, U.S. Government       iompanies
and High Yield Bond Portfolio    c                            $

                                 Other                  19        19,795,303,572             0                  N/A
                                 pooled
                                 investment
                                 vehicles                     $

                                 Other                 740       205,776,184,176            77       20,675,562,028
                                 accounts                     $                                   $

                                      -83-
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Edward A. Moody,                                  Registered          3         633,716,838    0                N/A
Strategic Bond Opportunities                      investment
                                                  companies               $

                                                  Other pooled        0                 N/A    0                N/A
                                   investment
                                    vehicles

                                                  Other accounts    109   $  20,218,156,228   11   $  3,027,749,985

Carl L. Eichstaedt,                               Registered          6       1,433,550,976    0                  0
Strategic Bond Opportunities                      investment
                                                  companies               $

                                                  Other pooled        0                 N/A    0                  0
                                   investment
                                    vehicles

                                                  Other accounts     87   $  20,560,792,871    3   $    931,390,787

Mark Lindbloom,                                   Registered          0                 N/A    0                N/A
Strategic Bond Opportunities, U.S. Government     investment
                                    companies

                                                  Other pooled        0                 N/A    0                N/A
                                   investment
                                    vehicles

                                                  Other accounts      0                 N/A    0                N/A

Frederick Marki,                                  Registered          0                 N/A    0                N/A
U.S. Government                                   investment
                                    companies

                                                  Other pooled        0                 N/A    0                N/A
                                   investment
                                    vehicles

                                                  Other accounts      0                 N/A    0                N/A
Ronald D. Mass,                                   Registered          1         173,295,157    0                N/A
U.S. Government                                   investment
                                                  companies               $

                                                  Other pooled        0                 N/A    0                N/A
                                   investment
                                    vehicles

                                                  Other accounts      9   $   4,851,646,657    0                N/A

Michael C. Buchanan                               Registered          3         743,675,226    0                N/A
High Yield Bond                                   investment
                                                  companies               $

                                      -84-
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Portfolio                                                       Other pooled       2      2,133,931,956         N/A
                                                                investment
                                                                vehicles               $                  0

                                                                Other accounts    10   $  1,405,273,133   0     N/A

Timothy J. Settel                                               Registered         0                N/A         N/A
High Yield Bond Portfolio                                       investment
                                                                companies                                 0

                                                                Other pooled       0                N/A         N/A
                                                                investment
                                                                vehicles                                  0

                                                                Other accounts     0                N/A   0     N/A

Ian R. Edmonds                                                  Registered         0                N/A         N/A
High Yield Bond Portfolio                                       investment
                                                                companies                                 0

                                                                Other pooled       0                N/A         N/A
                                                                investment
                                                                vehicles                                  0

                                                                Other accounts     1   $     46,053,233   0     N/A

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection.
Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts
                                      -85-
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(such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.
Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western
Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation

With respect to the compensation of the portfolio managers, Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks.
Because portfolio managers are generally responsible for multiple accounts
(including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.
These are determined based upon the factors described above and include Legg
Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios

Other Accounts Managed - Index Portfolios


Name of Portfolio                                                                    ccounts with respect to which the
Manager and                                                                          advisory fee is based on the
Portfolio(s) Other Accounts Managed performance of the account [GRAPHIC OMITTED]
[GRAPHIC OMITTED] A [GRAPHIC OMITTED]

                                      -86-
[GRAPHIC OMITTED]
Table of Contents


                                     ategory of      Number of      Total Assets in     Number of      Total Assets in
                                    Cccount          Accounts in      Accounts in       Accounts in    Accounts in
managed                             AGRAPHIC OMITTED]Category          Category          Category        Category
[GRAPHIC OMITTED]                   [                [GRAPHIC OMITTE[GRAPHIC OMITTED]   [GRAPHIC OMITTE[GRAPHIC OMITTED]

Stacey Lituchy,                      egistered               1       95,860,345                  0              N/A
                                     nvestment
MetLife Stock Index Portfolio,       ompanies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio, Lehman             R
Brothers Aggregate Bond Index       i
Portfolio                           c                               $
                                    Other                   19       9,519,293,817               0              N/A
                                    pooled
                                    investment
                                    vehicles                        $
                                    Other                    7       1,526,677,853               0              N/A
                                    accounts                        $

Urmil Shah,                          egistered               1       95,860,345                  0              N/A
                                     nvestment
MetLife Stock Index Portfolio,       ompanies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index       R
Portfolio, Morgan Stanley EAFE      i
Index Portfolio                     c                               $
                                    Other                   11       4,964,619,554               0              N/A
                                    pooled
                                    investment
                                    vehicles                        $
                                    Other                    6       1,453,887,853               0              N/A
                                    accounts                        $

Norman Hu                            egistered               1       95,860,345                  0              N/A
                                     nvestment
MetLife Stock Index Portfolio,       ompanies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index       R
Portfolio, Morgan Stanley EAFE      i
Index Portfolio                     c                               $
                                    Other                   11       4,964,619,554               0              N/A
                                    pooled
                                    investment
                                    vehicles                        $
                                    Other                    6       1,453,887,853               0              N/A
                                    accounts                        $

Mirsad Usejnoski                    Registered               1       95,860,345                  0              N/A
MetLife Stock Index Portfolio,      investment              11       4,964,619,554               0              N/A
MetLife Mid Cap Stock Index         companies
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE      Other
Index Portfolio                     pooled
                                    investment                      $
                                    vehicles                        $

                                    Other                    6       1,453,887,853               0              N/A
                                    accounts                        $

                                      -87-
[GRAPHIC OMITTED]
Table of Contents


Name of Portfolio                                                                     ccounts with respect to which the
Manager and                                                                           advisory fee is based on the
Portfolio(s)                                                                           performance of the account
managed                                       Other Accounts Managed                       [GRAPHIC OMITTED]
[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]                    A
                                   ategory of     Number of      Total Assets in      Number of      Total Assets in
                                  Cccount         Accounts in      Accounts in       Accounts in      Accounts in
                                  AGRAPHIC OMITTED]Category         Category          Category          Category
                                  [               [GRAPHIC OMITTE[GRAPHIC OMITTED]   [GRAPHIC OMITTED[GRAPHIC OMITTED]

Tresa Lau,                        Registered               0      /A                           0                N/A
Lehman Brothers Aggregate         investment
Bond Index Portfolio              companies                      N

                                  Other                    8      4,554,674,263                0                N/A
                                  pooled
                                  investment
                                  vehicles                       $

                                  Other                    1      72,790,000                   0                N/A
                                  accounts                       $

Material Conflicts of Interest--Index Portfolios

MetLife is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.

Other Accounts Managed--Zenith Equity Portfolio


                                                                                           ccounts with respect to
                                                                                                    which
                                                                                             the advisory fee is
                                                                                                based on the
Name of Portfolio Manager and Portfolio                                                      performance of the
managed                                                 Other Accounts Managed                     account
[GRAPHIC OMITTED]                                         [GRAPHIC OMITTED]               A   [GRAPHIC OMITTED]
                                                ategory     Number of   Total Assets in   Number of   Total Assets in
                                               Cf Account   Accounts in   Accounts in     Accounts in  Accounts in
                                               oGRAPHIC OMITCategory       Category        Category     Category
                                               [            [GRAPHIC OMI[GRAPHIC OMITTED] [GRAPHIC OMI[GRAPHIC OMITTED]
John F. Guthrie, Jr.,                          Registered           5    8,745,645,638             0            N/A
Zenith Equity Portfolio                        investment
                                               companies                $

                                               Other                0    /A                        0            N/A
                                               pooled
                                               investment
                                               vehicles                 N

                                               Other                0    /A                        0            N/A
                                               accounts                 N

Material Conflicts of Interest--Zenith Equity Portfolio

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Zenith Equity Portfolio and the management of the other accounts included in the table above.

Other Accounts Managed - Asset Allocation Portfolios


                                                                                           ccounts with respect to
                                                                                                    which
                                                                                             the advisory fee is
                                                                                                based on the
Name of Portfolio Manager and Portfolios                                                     performance of the
managed                                                 Other Accounts Managed                     account
[GRAPHIC OMITTED]                                         [GRAPHIC OMITTED]               A   [GRAPHIC OMITTED]
                                                  ategory o     umber of      Total       Number of     otal Assets in
                                                  Account      Nccounts in  Assets in     Accounts     Tccounts in
                                                 CGRAPHIC O    Aategory     Accounts in   Category in  A Category
                                                           MITTCGRAPHIC OMITCategory      [GRAPHIC      GRAPHIC OMITTED]
                                                 [             [            [GRAPHIC OMITTED]      OMIT[

                                      -88-
[GRAPHIC OMITTED]
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Elizabeth M. Forget,                                               Registered            8,745,645,638     0    N/A
                                                                   investment
Asset Allocation Portfolios                                        companies        5   $

                                                                   Other pooled          /A                0    N/A
                                                                   investment
                                                                   vehicles         0   N

                                                                   Other accounts   0   N/A                0    N/A

Alan Leland,                                                       Registered            8,745,645,638     0    N/A
                                                                   investment
Asset Allocation Portfolios                                        companies        5   $

                                                                   Other pooled          /A                0    N/A
                                                                   investment
                                                                   vehicles         0   N

                                                                   Other accounts   0   N/A                0    N/A

Jason M. Kezelman                                                  Registered            /A                0    N/A
                                                                   investment
Asset Allocation Portfolios                                        companies        0   N

                                                                   Other pooled          /A                0    N/A
                                                                   investment
                                                                   vehicles         0   N

                                                                   Other accounts   0   N/A                0    N/A

Darrel A. Olson,                                                   Registered            8,745,645,638     0    N/A
                                                                   investment
Asset Allocation Portfolios                                        companies        5   $

                                                                   Other pooled          /A                0    N/A
                                                                   investment
                                                                   vehicles         0   N

                                                                   Other accounts   0   N/A                0    N/A

Anthony J. Dufault,                                                Registered            8,745,645,638     0    N/A
                                                                   investment
Asset Allocation Portfolios                                        companies        5   $

                                                                   Other pooled          /A                0    N/A
                                                                   investment
                                                                   vehicles         0   N

                                                                   Other accounts   0   N/A                0    N/A

John F. Guthrie, Jr.,                                              Registered            8,745,645,638     0    N/A
                                                                   investment
Asset Allocation                                                   companies        5   $

                                      -89-
[GRAPHIC OMITTED]
Table of Contents



Portfolios                                                         Other pooled          /A                0    N/A
                                                                   investment
                                                                   vehicles         0   N

                                                                   Other accounts   0   N/A                0    N/A

Thomas C. McDevitt,                                                Registered            8,745,645,638     0    N/A
                                                                   investment
Asset Allocation Portfolios                                        companies        5   $

                                                                   Other pooled          /A                0    N/A
                                                                   investment
                                                                   vehicles         0   N

                                                                   Other accounts   0   N/A                0    N/A

Material Conflicts of Interest--Asset Allocation Portfolios

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

Compensation--Index Portfolios, Zenith Equity Portfolio and Asset Allocation
Portfolios The portfolio managers for the Index Portfolios, Zenith Equity
Portfolio, and Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

                             DISTRIBUTION AGREEMENTS

      MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New
York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a
                                      -90-
[GRAPHIC OMITTED]
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Portfolio's shares for acting as distributor of the Fund's Class A shares. The
Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

      In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios and the Asset Allocation Portfolios:

      Pursuant to a Class B, Class D, Class E and Class F Distribution and
Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee
(the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B, Class D, Class
E and Class F shares. The Distributor may pay all or any portion of the Service
Fee in respect of Class B, Class D, Class E or Class F shares of any such
Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

      The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B, Class D, Class
E and Class F shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B, Class D, Class E and Class F shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

      Under the Distribution Agreement for such Portfolios, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class
B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares and 0.20% of average daily net assets in the case of Class F shares.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios and the Asset Allocation Portfolios:

      Pursuant to the Class B, Class D, Class E and Class F Distribution Plan
(the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such
Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B, Class D, Class E and Class F shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

      The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B, Class D, Class E and/or Class F shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B, Class D, Class E and Class F shares for activities in connection with the distribution of those classes of shares. Under the Distribution
Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares, 0.10% for the Class D Shares, 0.15% for the Class
E Shares and 0.20% for the Class F Shares.

      Each of the Distribution Plan and the Distribution and Services Plan (the
"Plans") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E and Class F shares, including but not limited to the following:

                                      -91-
[GRAPHIC OMITTED]
Table of Contents

      a) printing and mailing of prospectuses, statements of additional information and reports for prospective ( purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified
          Plans investing indirectly in a class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E or Class F shares;

      d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment ( objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f)  compensating sales personnel in connection with the allocation of cash values and premiums of the
          Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E or Class F shares attributable to such accounts;

     (h)  compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

      The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B, Class D, Class E and Class F shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B, Class D, Class E shares and Class F shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E and Class F shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

      The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.
      The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plans for the year ended December 31, 2005:


                                                                                                     Total Fees Paid to
Portfolio                                                                                             Distributor
[GRAPHIC OMITTED]                                                                                    [GRAPHIC OMITTED]
BlackRock Aggressive Growth                                                                          $       44,516
BlackRock Bond Income                                                                                $      573,563
BlackRock Diversified                                                                                $      200,507

                                      -92-
[GRAPHIC OMITTED]
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                                                                                                     Total Fees Paid to
Portfolio                                                                                             Distributor
[GRAPHIC OMITTED]                                                                                    [GRAPHIC OMITTED]
BlackRock Investment Trust                                                                           $      147,071
BlackRock Large Cap Value                                                                            $      154,700
BlackRock Legacy Large Cap Growth                                                                    $      144,763
BlackRock Money Market                                                                               $      524,723
BlackRock Strategic Value                                                                            $      609,884
Capital Guardian U.S. Equity                                                                         $      193,051
Davis Venture Value                                                                                  $    1,947,699
FI International Stock                                                                               $      181,591
FI Large Cap                                                                                                    N/A
FI Mid Cap Opportunities                                                                             $      160,277
FI Value Leaders                                                                                     $       99,830
Franklin Templeton Small Cap Growth                                                                  $      143,222
Harris Oakmark Focused Value                                                                         $    1,830,578
Harris Oakmark Large Cap Value                                                                       $      407,434
Jennison Growth                                                                                      $      678,089
Lehman Brothers Aggregate Bond Index                                                                 $      962,529
Loomis Sayles Small Cap                                                                              $      110,349
MetLife Aggressive Allocation                                                                        $        4,145
MetLife Conservative Allocation                                                                      $        8,004
MetLife Conservative/Moderate Allocation                                                             $       30,125
MetLife Mid Cap Stock Index                                                                          $      311,825
MetLife Moderate Allocation                                                                          $       59,449
MetLife Moderate/Aggressive Allocation                                                               $       45,099
MetLife Stock Index                                                                                  $    2,016,032
MFS Total Return                                                                                     $      474,400
Morgan Stanley EAFE Index                                                                            $      371,622
Neuberger Berman Mid Cap Value                                                                       $      493,271
Oppenheimer Global Equity                                                                            $       55,432
Russell 2000 Index                                                                                   $      305,587
T. Rowe Price Large Cap Growth                                                                       $      235,854
T. Rowe Price Small Cap Growth                                                                       $       81,149
Western Asset Management High Yield Bond                                                                        N/A
Western Asset Management Strategic Bond Opportunities                                                $      407,027
Western Asset Management U.S. Government                                                             $      369,999
Zenith Equity*                                                                                                  N/A
[GRAPHIC OMITTED]
*    There were no Class B, Class D, Class E or Class F shares of this Portfolio outstanding during the year ended December 31, 2005.

      The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in
                                      -93-
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book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually approves an independent registered public accounting firm which is expert in accounting and auditing. Deloitte & Touche LLP ("D&T"), 200 Berkeley Street,
Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.
The Fund's financial statements for the 12 months ended December 31, 2005, incorporated by reference into this SAI, have been audited by D&T. The Fund relies on this firm's report which appears with the financial statements.

Portfolio Consultant. For each Asset Allocation Portfolio, MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio's investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers.
Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

      The Asset Allocation Portfolios invest primarily in the Underlying
Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Asset Allocation
Portfolios bear such costs indirectly through their investment in the Underlying
Portfolios. Similarly, Zenith Equity bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the Asset Allocation Portfolios, Zenith Equity and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of BlackRock Bond Income, BlackRock Diversified, BlackRock Money
Market, Lehman Brothers Aggregate Bond Index, MFS Total Return, Western Asset
Management Strategic Bond Opportunities, Western Asset Management U.S.
Government and Western Asset Management High Yield Bond in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of BlackRock Aggressive
Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Investment
Trust, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, Capital
Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth,
FI International Stock, FI Large Cap, FI Mid Cap Opportunities, FI Value
Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison
Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock
Index, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Mid Cap
Value, Oppenheimer Global Equity, Russell 2000 Index, T. Rowe Price Large Cap
Growth and T. Rowe Price Small Cap Growth selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and
                                      -94-
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execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

      The following services may be considered by subadvisers when selecting brokers:
     o Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

        Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets o and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;
        Access to research analysts, corporate management personnel, industry experts, economists, government o representatives, technical market measurement services and quotation services, and comparative performance evaluation;

     o Products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

     o Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

      Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

      The following table shows the brokerage commissions paid by the Fund
(unless otherwise indicated) for each of the Portfolios listed below for the years ended December 31, 2003, 2004 and 2005:


Portfolio                                                                       2003         2004          2005
[GRAPHIC OMITTED]                                                            [GRAPHIC OMIT[GRAPHIC OMIT[GRAPHIC OMITTED]
BlackRock Aggressive Growth                                                  $ 2,721,761  $ 2,920,804  $  1,995,398
BlackRock Bond Income                                                        $   110,432  $   305,426  $     48,651
BlackRock Diversified                                                        $ 3,039,083  $ 3,352,520  $  1,584,487
BlackRock Investment Trust                                                   $ 4,484,765  $ 4,706,249  $  2,326,025
BlackRock Large Cap Value                                                    $    82,110  $   143,984  $    174,939
BlackRock Legacy Large Cap Growth                                            $ 3,093,320  $ 2,357,146  $  1,068,435
BlackRock Money Market                                                               N/A          N/A           N/A
BlackRock Strategic Value                                                    $ 1,446,240  $ 1,641,069  $  5,930,728
Capital Guardian U.S. Equity                                                 $   345,062  $   287,977  $    298,566
Davis Venture Value                                                          $   519,422  $   812,095  $    688,681
FI International Stock                                                       $ 1,037,264  $ 1,096,618  $  1,046,525
FI Large Cap (a)                                                             $   374,572  $   382,463  $  1,224,059
FI Mid Cap Opportunities                                                     $   763,405  $ 5,192,681  $  3,656,726
FI Value Leaders                                                             $   754,678  $ 2,334,802  $  1,308,436
Franklin Templeton Small Cap Growth                                          $    88,126  $   132,226  $    166,727

                                      -95-
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Harris Oakmark Focused Value                                                 $ 1,288,300  $ 1,060,899  $  1,023,715
Harris Oakmark Large Cap Value                                               $   243,640  $   332,184  $    216,337
Jennison Growth                                                              $   914,737  $ 1,362,722  $  1,127,528
Lehman Brothers Aggregate Bond Index                                                 N/A          N/A           N/A
Loomis Sayles Small Cap                                                      $ 1,565,481  $ 1,836,272  $  1,411,841
MetLife Mid Cap Stock Index                                                  $    41,514  $    50,875           N/A
MetLife Stock Index                                                          $    82,395  $    45,026  $     33,519
MFS Total Return                                                             $   165,182  $   452,908  $    355,723
Morgan Stanley EAFE Index                                                    $   207,667  $   320,315  $    179,008
Neuberger Berman Mid Cap Value                                               $   482,554  $   699,205  $    826,818
Oppenheimer Global Equity                                                    $   464,677  $   453,803  $    219,685
Russell 2000 Index                                                           $    95,443  $    89,483  $     63,667
T. Rowe Price Large Cap Growth                                               $   176,814  $   262,549  $    309,267
T. Rowe Price Small Cap Growth                                               $   206,204  $   262,312  $    289,970
Western Asset Management High Yield Bond (b)                                 $         0  $       140  $        493
Western Asset Management Strategic Bond Opportunities                        $     1,442  $    20,293  $     14,408
Western Asset Management U.S. Government                                     $     1,278  $    16,898  $     25,351
Zenith Equity                                                                        N/A          N/A           N/A
[GRAPHIC OMITTED]
(a)  Amounts shown were paid by the Portfolio's predecessor portfolio, the Large Cap Portfolio, a former series of the TST.
(b) Amounts shown were paid by the Portfolio's predecessor, the High Yield Bond
Trust.
      Differences between the amount of brokerage commissions paid by a
Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio's subadviser or a Portfolio merger.

      For the fiscal year ending December 31, 2005, the following Portfolios paid commissions to brokers because of research services provided: BlackRock
Aggressive Growth paid $396,779 based on related transactions of $276,410,606;
BlackRock Diversified paid $442,758 based on related transactions of $654,203,484; BlackRock Investment Trust paid $710,148 based on related transactions of $1,049,243,644; BlackRock Legacy Large Cap Growth paid $230,431 based on related transactions of $180,456,899; BlackRock Strategic Value paid
$1,552,130 based on related transactions of $837,572,256; BlackRock Large Cap
Value paid $52,400 based on related transactions of $64,916,214; Franklin
Templeton Small Cap Growth paid $104,464 based on related transactions of $6,218,295,964; Harris Oakmark Focused Value paid $473,652 based on related transactions of $370,818,587; Harris Oakmark Large Cap Value paid $57,439 based on related transactions of $57,652,191; Jennison Growth paid $262,868 based on related transactions of $246,501,097; Loomis Sayles Small Cap paid $248,651 based on related transactions of $172,692,324; MFS Total Return paid $65,339 based on related transactions of $53,277,581; Oppenheimer Global Equity paid
$18,161 based on related transactions of $308,712,038; T. Rowe Price Large Cap
Growth paid $99,265 based on related transactions of $92,524,168; and T. Rowe
Price Small Cap Growth paid $123,421 based on related transactions of $55,217,798.

      The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

      The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

                                      -96-
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Affiliated Brokerage
---------------------

      A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed
"usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

      For the fiscal years ended December 31, 2003 and 2004, BlackRock Legacy
Large Cap Growth paid $2,265,957 and $668,675, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. There were no affiliated brokerage transactions in 2005.

      For the fiscal years ended December 31, 2004 and 2005 FI International
Stock paid $909 and $549, respectively, in brokerage commissions to Fidelity
Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2005, 0.053% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.349% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2003.

      For the fiscal years ended December 31, 2004 and 2005, FI Mid Cap
Opportunities paid $60,190 and $35,048, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended
December 31, 2005, 0.96% of the Portfolio's aggregate brokerage commissions were paid to this broker and 3.92% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2003.

      For the fiscal years ended December 31, 2003, 2004 and 2005, FI Value
Leaders paid $16,307, $71,290, and $39,329, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2005, 3.00% of the Portfolio's aggregate brokerage commissions were paid to this broker and 10.70% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2003, 2004, and 2005, Jennison
Growth paid a total of $7,400, $6,445, and $4,456, respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2005, 0.39% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.41% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2003, 2004, and 2005, Harris
Oakmark Focused Value paid $287,680, $83,865 and $4,824, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2005, 0.50% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.40% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2003, 2004, and 2005, Harris
Oakmark Large Cap Value paid a total of $78,596, $76,818, and $3,396, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2005, 1.40% of the Portfolio's aggregate brokerage commissions were paid to this broker and 2.30% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2003, 2004, and 2005, Neuberger
Berman Mid Cap Value paid a total of $216,437, $117,448, and $120,209 respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman
Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2005, 14.09% of the Portfolio's aggregate brokerage commissions were paid to these brokers and 51.95% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.

                                      -97-
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Regular Broker-Dealers
-----------------------

      For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2005, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2005 (unless otherwise indicated).


                                                                   egular Broker or Dealer      Aggregate Value of
                                                                     [GRAPHIC OMITTED]            Securities of
                                                                                                     Regular
                                                                                                roker-Dealer or Parent
                                                                                                Held by Portfolio
                                                                                                      as of
Portfolio                                                                                       December 31, 2005
[GRAPHIC OMITTED]                                                 R                            B[GRAPHIC OMITTED]
BlackRock Diversified                                             State Street                 $          9,269,568
                                                                  Citigroup                    $         12,020,881

BlackRock Investment Trust                                        State Street                 $         14,203,728
                                                                  Citigroup                    $         18,402,576
                                                                  Bear Stearns                 $         14,025,342

BlackRock Large Cap Value                                         State Street                 $            637,560
                                                                  Citigroup                    $          3,814,458
                                                                  Prudential Financial         $            849,004
                                                                  Bear Stearns                 $          1,201,512

Capital Guardian U.S. Equity                                      Goldman Sachs                $            881,000
                                                                  JPMorgan Chase & Co.         $         11,993,000

Davis Venture Value                                               Citigroup                    $         89,920,490

                                                                  Morgan Stanley               $         20,381,575

FI Value Leaders (a)                                              Bank of America              $          9,238,426
                                                                  Citigroup                    $          7,430,683
                                                                  Lehman Brothers              $          2,277,570
                                                                  Merrill Lynch                $          6,761,040
                                                                  Morgan Stanley               $          5,093,256
                                                                  UBS                          $          2,044,326

FI International Stock (a)                                        Credit Suisse Group          $          2,435,381
                                                                  UBS                          $          3,028,350

Harris Oakmark Large Cap Value                                    Citigroup                    $         14,253,261

Jennison Growth                                                   Goldman Sachs                $         12,298,473
                                                                  JPMorgan Chase & Co.         $         12,854,003
                                                                  Citigroup                    $         17,946,989
                                                                  Charles Schwab               $         19,167,822
                                                                  Lehman Brothers              $          6,305,694
                                                                  Merrill Lynch                $         19,465,602

Lehman Brothers Aggregate Bond Index                              Bank of America              $              7,447
                                                                  Bear Sterns                  $              4,933
                                                                  Citigroup                    $             11,591
                                                                  Countrywide                  $                507
                                                                  Credit Suisse Group          $              4,862
                                                                  Goldman Sachs                $              4,062
                                                                  Greenwich Capital            $              5,109
                                                                  HSBC                         $             11,018
                                                                  JPMorgan Chase & Co.         $             17,210
                                                                  Lehman Brothers              $             11,934
                                                                  Merrill Lynch                $                488
                                                                  Morgan Stanley               $              4,961

                                      -98-
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                                                                   egular Broker or Dealer      Aggregate Value of
                                                                     [GRAPHIC OMITTED]            Securities of
                                                                                                     Regular
                                                                                                roker-Dealer or Parent
                                                                                                Held by Portfolio
                                                                                                      as of
Portfolio                                                                                       December 31, 2005
[GRAPHIC OMITTED]                                                 R                            B[GRAPHIC OMITTED]
                                                                  UBS                          $                357
                                                                  Wachovia Securities          $             11,950

MetLife Stock Index                                               Bank of America              $         93,746,365
                                                                  Citigroup                    $        107,372,528
                                                                  Goldman Sachs                $         25,178,410
                                                                  JPMorgan Chase & Co.         $         60,736,972
                                                                  Lehman Brothers              $         15,017,423
                                                                  Morgan Stanley               $         26,748,314

MFS Total Return                                                  Goldman Sachs                $          3,107,184
                                                                  Lehman Brothers              $          2,213,496
                                                                  Merrill Lynch                $          3,642,519
                                                                  Morgan Stanley               $          1,395,237

Morgan Stanley EAFE Index Portfolio                               Deutsche Bank AG             $          2,091,942
                                                                  UBS AG                       $         4,4295,614
                                                                  Credit Suisse Group          $          2,705,994

Neuberger Berman Mid Cap Value                                    Bear Stearns                 $         10,513,230

Oppenheimer Global Equity                                         Credit Suisse Group          $          3,034,303

T. Rowe Price Large Cap Growth                                    Merrill Lynch                $          3,603,236
                                                                  UBS                          $          7,962,942
                                                                  Citigroup                    $          8,425,536
                                                                  Goldman Sachs                $          1,762,398

Western Asset Management Strategic Bond Opportunities             Lehman Brothers              $            832,179
                                                                  Morgan Stanley               $          2,589,481
                                                                  Bank of America              $          2,147,972
                                                                  HSBC Finance                 $          2,056,144
                                                                  MBNA                         $          1,323,309
                                                                  Countrywide Financial        $          2,422,915
                                                                  JP Morgan Chase              $          1,724,177
[GRAPHIC OMITTED]
(a)  The aggregate values of the securities of regular brokers or dealers (or parents) held by the Portfolio are given as of March 31, 2006.

Portfolio Turnover
-------------------

      The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial
Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                                      -99-
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                             DESCRIPTION OF THE FUND

      The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income, BlackRock Legacy Large Cap
Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture
Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis
Sayles Small Cap, MFS Total Return, Western Asset Management Strategic Bond
Opportunities, Western Asset Management U.S. Government and Zenith Equity was formerly a series of the New England Zenith Fund.

      On May 1, 2006, FI Large Cap succeeded to the operations of the Large Cap
Portfolio, a former series of the TST, which in turn is a Massachusetts business trust. Also on May 1, 2006, Western Asset Management High Yield Bond succeeded to the operations of the High Yield Bond Trust, a Massachusetts business trust.

      Each Portfolio is classified under the 1940 Act as "diversified" except
Harris Oakmark Focused Value and each Asset Allocation Portfolio, which are non-diversified.

      Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion
(divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

      Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

      MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.
      As of March 31, 2006, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company).
Therefore, as of March 31, 2006, MetLife, NELICO, MetLife Investors and General
American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights
--------------

      Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled.
Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

      Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be
                                      -100-
[GRAPHIC OMITTED]
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voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
---------------------

      Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications.
Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

      Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies.
This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

      The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

      For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

      Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets;
and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

      As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each
Portfolio intends to distribute substantially all of such income.

      If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section
817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be
                                      -101-
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eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

      A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

      The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS ruling in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over
                                      -102-
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individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury
Department in the summer of 2004 relating to ss. 817(h) and current published
IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

      In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

      Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

      Investment by a Portfolio in "passive foreign investment companies"
("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A
Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT

      The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                              FINANCIAL STATEMENTS

      The financial statements of each Portfolio (other than FI Large Cap and Western Asset Management High Yield Bond) and the related reports of an independent registered public accounting firm included in the annual reports for such Portfolios for the year ended December 31, 2005 are incorporated herein by reference to the Fund's Annual Report as filed with the SEC on February 23, 2006
(SEC Accession No. 0001193125-06-037602). The financial statements of the FI
Large Cap Predecessor Fund and the related report of an independent registered public accounting firm included in the annual report for the TST for the year ended December 31, 2005 are incorporated herein by reference to such annual report as filed with the SEC on February 24, 2006 (SEC Accession No.
0001193125-06-039020). The financial statements of the High Yield Bond
Predecessor Fund and the related report of an independent registered public accounting firm included in the annual report for the High Yield Bond
Predecessor Fund for the year ended December 31, 2005 are incorporated herein by reference to such annual report as filed with the SEC on February 24, 2006 (SEC
Accession No. 0001193125-06-039017).

                                      -103-
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                                 INDEX SPONSORS

      The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.
      With respect to Standard & Poor's, neither the MetLife Stock Index
Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P
400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap
Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500
INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL
HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES
NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE,
OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P
500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT
LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY
SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS),
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R)
Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley.
Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan
Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

      ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR
USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY
CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE
ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN.
NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND
COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE
USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS
LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER
PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY
OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE,
CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.

                                      -104-
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The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan
Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

      With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank
Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank
Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank
Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank
Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank
Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO
REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS,
RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK
RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE
RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR
COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER
EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND,
INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY
SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                      -105-
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                    APPENDIX A-1--DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge".
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                       Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Should no rating be assigned by Moody's, the reason may be one of the following:
     (1)  An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy. (3) There is a lack of essential data pertaining to the issue or issuer. (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA

This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

The rating C is reserved for income bonds on which no interest is being paid.
                                        D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Fitch, Inc.

   Long-Term Credit Ratings
   -------------------------

      Investment Grade
      -----------------

                                       AAA

Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                       AA

Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                        A

High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                       BBB

Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade
      ------------------

                                       BB

Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                        B

Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                   CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                                   DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.

                                      -108-
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      Short-Term Credit Ratings
      --------------------------

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                       F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                       F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                       F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                        B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions
                                        C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                        D

Default. Denotes actual or imminent payment default.
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."
"NR" indicates that Fitch does not rate the issuer or issue in question.
Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or
"Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are
"stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.
                                      -109-
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              APPENDIX A-2--DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated
"A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."
                                       A-2

Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
A-1.

Moody's Investors Service, Inc.

                                       P-1

The rating P-1 is the highest commercial paper rating assigned by Moody's.
                                       P-2

Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Among the factors considered by Moody's in assigning ratings are the following:
      (1) evaluation of the management of the issuer;
      (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
      (3) evaluation of the issuer's products in relation to competition and customer acceptance;
      (4) liquidity;
      (5) amount and quality of long-term debt;
      (6) trend of earnings over a period of ten years;
      (7) financial strength of a parent company and the relationships which exist with the issuer; and
      (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                      -110-
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                                   APPENDIX B

             INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, Inc.
Capital Guardian Trust Company
Davis Selected Advisers, L.P.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Harris Associates L.P.
Jennison Associates LLC
Loomis, Sayles & Company, L.P.
Massachusetts Financial Services Company
Metropolitan Life Insurance Company
Neuberger Berman Management Inc.
OppenheimerFunds, Inc.
T. Rowe Price Associates, Inc. Western Asset Management Company
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                            BlackRock Advisors, Inc.
[GRAPHIC OMITTED]
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                              PROXY VOTING POLICY

                                       For

                            BlackRock Advisors, Inc.
               and Its Affiliated Registered Investment Advisers

Introduction
--------------

      This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated in a manner designed to ensure decision-making consistent with these fiduciary responsibilities.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy for that client. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.
      Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

      Implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be supported only when we conclude that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable [GRAPHIC OMITTED] Table of Contents predisposition, we will assess management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that our continued confidence remains warranted. If we determine that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless we determine other mitigating circumstances are present.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, we seek to vote proxies based on our clients' best interests.

      This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, we will consider the facts we believe are relevant, and if we vote contrary to these guidelines we will record the reasons for this contrary vote.

      Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

      A. Social Issues,
      B. Financial/Corporate Issues, and
      C. Shareholder Rights.
Finally, Section III of the Policy describes the procedures we follow in casting votes pursuant to these guidelines.
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                                    SECTION I

                                ROUTINE MATTERS

      Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

     1.   They do not measurably change the structure, management control, or operation of the corporation.

     2.   They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                             Voting Recommendation

      BlackRock will normally support the following routine proposals:
     1.   To increase authorized common shares.

     2.   To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

     3.   To elect or re-elect directors, except as noted below.

     4.   To appoint or elect auditors.

     5.   To approve indemnification of directors and limitation of directors' liability.

     6.   To establish compensation levels.

     7.   To establish employee stock purchase or ownership plans.

     8.   To set time and location of annual meeting.

      BlackRock will withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, BlackRock will withhold its vote for all nominees standing for election to a board if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      BlackRock evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.
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                                   SECTION II

                             NON-ROUTINE PROPOSALS

A. Social Issues
      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                             Voting Recommendation

      If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

     1.   To enforce restrictive energy policies.

     2.   To place arbitrary restrictions on military contracting.

     3.   To bar or place arbitrary restrictions on trade with other countries.

     4.   To restrict the marketing of controversial products.

     5.   To limit corporate political activities.

     6.   To bar or restrict charitable contributions.

     7.   To enforce a general policy regarding human rights based on arbitrary parameters.

     8.   To enforce a general policy regarding employment practices based on arbitrary parameters.

     9.   To enforce a general policy regarding animal rights based on arbitrary parameters.

     10.  To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues
      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                             Voting Recommendation

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

     1.   To change the state of incorporation.

     2.   To approve mergers, acquisitions or dissolution.

     3.   To institute indenture changes.

     4.   To change capitalization.
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C. Shareholder Rights
      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines.
Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation

      We will generally vote for the following management proposals:
     1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.
     2.   To institute staggered board of directors.

     3.   To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

     4.   To eliminate cumulative voting.

     5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

     6.   To create a dividend reinvestment program.

     7.   To eliminate preemptive rights.

     8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

     9. To adopt or continue a stock option or restricted stock plan if all such plans for a particular company do not involve excessive dilution.

      We will generally vote against the following management proposals:
     1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

     2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

     3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

     4.   To prohibit replacement of existing members of the board of directors.

     5.   To eliminate shareholder action by written consent without a shareholder meeting.

     6.   To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.
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     7.   To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a
          "poison pill").

     8.   To limit the ability of shareholders to nominate directors.

     9.   To adopt or continue a stock option or restricted stock plan if plan contributes to excessive dilution.

      We will generally vote for the following shareholder proposals:
     1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

     2.   To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

     3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

     4.   To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

     5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

     6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

     7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

     8.   To create a dividend reinvestment program.

     9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

     10.  To require that "golden parachutes" be submitted for shareholder ratification.

     11.  To rescind a stock option or restricted stock plan if the plan contributes to excessive dilution.

      We will generally vote against the following shareholder proposals:
     1.   To restore preemptive rights.

     2.   To restore cumulative voting.

     3.   To require annual election of directors or to specify tenure.

     4.   To eliminate a staggered board of directors.

     5.   To require confidential voting.

     6.   To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

     7.   To dock director pay for failing to attend board meetings.

     8.   To rescind a stock option or restricted stock plan if the plan does not contribute to excessive dilution.

     9.   To prohibit the provision of any non-audit services by a company's auditors to the company.
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-----------------

                                   SECTION III

                                 VOTING PROCESS

      BlackRock has engaged an independent third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant BlackRock Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the BlackRock Operations Group (e-mail is deemed to be a writing). If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the third-party service provider recommendation, the reason for such differing vote shall be noted in the written approval form sent to the BlackRock Operations Group. The head of each relevant BlackRock Portfolio
Management Group team is responsible for making sure that proxies are voted in a timely manner. The BlackRock Equity Investment Policy Oversight Committee (or similar or successor committee, the "EIPOC") receives regular reports of votes cast that differ from recommendations made by the third-party service provider and votes cast that may have involved a material conflict of interest. The EIPOC also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

      Votes may involve a conflict of interest if (i) the vote is proposed to be cast in a manner that differs from the third-party service provider recommendation and (ii) the subject matter of the proxy involves a party that has a material relationship with BlackRock, or the issuer of the proxy has such a relationship, such as where the issuer soliciting the vote is a BlackRock client. The BlackRock Operations Group identifies potential conflicts of interest and then refers any potential conflict to BlackRock's Legal and Compliance Department for review prior to a vote being cast.

      With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other [GRAPHIC OMITTED] Table of Contents detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                       *        *        *        *        *

      Any questions regarding this Policy may be directed to the General Counsel of BlackRock.
Last Revised: November 29, 2005
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                         Capital Guardian Trust Company
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                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

Policy
-------

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies.
CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.
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Procedures
-----------

Proxy Review Process

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

        Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to
     o shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

        Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the
     o creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

        Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on
     o proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC

                                   Page 2 of 3
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           supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

     o Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special
Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients.
Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC's Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures Effective Date This policy is effective as of April 1, 2005.
                                   Page 3 of 3
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                          Davis Selected Advisers, L.P.
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                           Summary of Davis Advisors'
                      Proxy Voting Procedures and Policies
                                  April 1, 2004

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis
Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

      Davis Selected Advisers, L.P.
      Attn: Chief Compliance Officer
      2949 East Elvira Road, Suite 101
      Tucson, Arizona, 85706

A copy of Davis Advisors' Proxy Voting Procedures and Policies is also included in Davis Advisors' Form ADV Part II.

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value.
Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
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(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management. (c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients, Davis Advisors' Proxy
Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight
Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
     (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2)  Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                                        2
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                     Fidelity Management & Research Company
[GRAPHIC OMITTED]
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                      Fidelity Fund Proxy Voting Guidelines

                                  February 2006

I. General Principles
      . Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will A generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B.   Non-routine proposals will generally be voted in accordance with the guidelines.

      . Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as
     C    applicable, subject to review by the General Counsel or Compliance
          Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

      . Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner
     D consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

      . The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to
     E that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers.
          Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)
     A.   Large capitalization company - a company included in the Russell 1000 stock index.

     B.   Small capitalization company - a company not included in the Russell 1000 stock index.

      . Anti-takeover plan - includes fair price amendments; classified boards;
     "blank check" preferred stock; C golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

      . Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less D attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and
          value in the event of a take-over.
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      . Golden parachute - accelerated options and/or employment contracts for officers and directors that will E result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

     F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

     G.   Sunset provision - a condition in a charter or plan that specifies an expiration date.

     H.   Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors
     A.   Incumbent Directors

            FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

            FMR will also generally withhold authority on the election of directors if:
           . An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new 1 anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

                    With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

               a.   The poison pill includes a sunset provision of less than 5 years;

               b.   The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

               c.   Shareholder approval is required to reinstate the poison pill upon expiration.

                    FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

           . The company refuses, upon request by FMR, to amend a Poison Pill
          Plan to allow Fidelity to hold an 2 aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

           .   Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which,
          3    together with all other options repriced under the same stock option plan (whether held by officers, directors, or
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                    other employees) exceed 5% (for a large capitalization
                    company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

           . The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent
          4 compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

          5. The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

     B.   Indemnification

            FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

     C.   Independent Chairperson

            FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

     D.   Majority Director Elections

            FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV. Compensation
     A.   Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

            FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

           . (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization
          1 companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

           .   In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair
          2    market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing
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                    of underwater options; or (c) the Board/Committee has
                    repriced options outstanding under the plan in the past 2
                    years.

                    However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

                . The repricing is rarely used and, when used, is authorized by a compensation committee a composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

           . The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be
          3 issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

          4.   The granting of awards to non-employee directors is subject to management discretion.

          5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

            FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

          1.   The shares are granted by a compensation committee composed entirely of independent directors; and

          2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     B.   Equity Exchanges and Repricing

            FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

          1.   Whether the proposal excludes senior management and directors;

          2.   Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

          3.   Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

          4.   The company's relative performance compared to other companies within the relevant industry or industries;
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          5.   Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6.   Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

     C.   Employee Stock Purchase Plans

            FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     D.   Employee Stock Ownership Plans (ESOPs)

            FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

     E.   Executive Compensation

            FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V. Anti-Takeover Plans
      FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

     A.   The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

     B.   The anti-takeover plan includes the following:

          1.   the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

          2.   the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

          3.   shareholder approval is required to reinstate the anti-takeover plan upon expiration;
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          4.   the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

          5.   the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     C.   It is an anti-greenmail proposal that does not include other anti-takeover provisions.

     D.   It is a fair price amendment that considers a two-year price history or less.

            FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation
     A.   Increases in Common Stock

            FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

     B.   New Classes of Shares

            FMR will generally vote against the introduction of new classes of stock with differential voting rights.

     C.   Cumulative Voting Rights

            FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

     D.   Acquisition or Business Combination Statutes

            FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

     E.   Incorporation or Reincorporation in Another State or Country

            FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United
            States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under
            United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited
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            cases if, based upon particular facts and circumstances,
            reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors
      . FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon
     A particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

      . FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor
     B due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.Other

     A.   Voting Process

            FMR will generally vote in favor of proposals to adopt Confidential
            Voting and Independent Vote Tabulation practices.

     B.   Regulated Industries

            Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator
            (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.
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                             Franklin Advisers, Inc.
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                                   SUMMARY OF

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin
Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC
("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant
Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal
Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and [GRAPHIC OMITTED] Table of Contents relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The
Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change.
These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies.
However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports
Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site.
Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort
Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

As of October 5, 2004

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                             Harris Associates L.P.
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                             HARRIS ASSOCIATES L.P.

                      PROXY VOTING POLICIES AND PROCEDURES
                                    July 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues.
We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment.
Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular [GRAPHIC
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issue is not in the best interests of our clients, we will vote contrary to management's recommendation.
VOTING GUIDELINES
------------------

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2.   Harris will normally vote in favor of proposals to require a majority of directors to be independent.

      . Harris will normally vote in favor of proposals that audit, compensation and nominating committees 3 consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4.   Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5.   Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

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      . Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general 3 management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.
However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3.   Harris will normally vote in favor of proposals to require expensing of options.

     4.   Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1.   Harris will normally vote in favor of proposals to increase authorized shares.

     2.   Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3.   Harris will normally vote against proposals creating or expanding supermajority voting rights.

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     4.   Harris will normally vote against the issuance of poison pill preferred shares.

     5.   Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

Social Responsibility Issues

Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS
---------------------------------

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

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CONFLICTS OF INTEREST
----------------------

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders
(e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy
Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates
Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted.
Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES
------------------

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international
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research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy
Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy
Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all
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other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August
2004, on an annual basis, Harris will make available the voting record for The
Oakmark Funds for the previous one-year period ended June 30th.

                                        7
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                             Jennison Associates LLC
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               Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy
Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.
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                         Loomis, Sayles & Company, L.P.
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                            SUMMARY OF LOOMIS SAYLES
                      PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting
Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis
Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the
Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the
Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the
Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis
Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.
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                    Massachusetts Financial Services Company
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                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

      September 17, 2003, as revised on September 20, 2004 and March 15, 2005

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc.
and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS
Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

A. VOTING GUIDELINES
     1.   General Policy; Potential Conflicts of Interest
          -----------------------------------------------

            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

            MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

            As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions.

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      Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in
      MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

            From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

            These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy
      Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

B. ADMINISTRATIVE PROCEDURES
     1.   MFS Proxy Review Group
          ----------------------

            The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a.   Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

           . Determines whether any material conflicts of interest exist with respect to instances in which b (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines;
               and

          c.   Considers special proxy issues as they may arise from time to time.

            The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   Potential Conflicts of Interest
          -------------------------------

            The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review

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      Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

            In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or
      (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

           . Compare the name of the issuer of such proxy against a list of significant current and potential a (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

           . If the name of the issuer does not appear on the MFS Significant
          Client List, then no material b conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

           .   If the name of the issuer appears on the MFS Significant Client
               List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the
          c proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

           . For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes
          d ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

            The members of the MFS Proxy Review Group other than the Proxy
      Consultant are responsible for creating and maintaining the MFS
      Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS
      Significant Client List will be reviewed and updated periodically as appropriate.

     3.   Gathering Proxies
          -----------------

            Most proxies received by MFS and its clients originate at Automatic
      Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories.
      ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of

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      clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional
      Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts.
      The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy
      Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS
      Proxy Review Group.

     4.   Analyzing Proxies
          -----------------

            After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS
      Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

            Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy
      Review Group.

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(1)  Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following:
     (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

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            As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes
      (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS
      Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   Voting Proxies
          --------------

            After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review
      Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM
            It is the responsibility of the Proxy Administrator and MFS' Proxy
      Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy
      Administrator and are input into the Proxy Administrator's system.
      Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

            When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

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D. RECORDS RETENTION
            MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy
      Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy
      Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS
            All MFS Advisory Clients
            ------------------------

            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

            Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

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                       Metropolitan Life Insurance Company
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                            Metropolitan Life Insurance Company Proxy Voting Policies

      MetLife has adopted policies and procedures (the "Voting Policies") that it uses on the Portfolio's behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife's clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients' holdings.

      MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

      Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the "Committee"), comprised of senior investment personnel, and legal and compliance personnel.

      MetLife has retained Institutional Shareholder Services ("ISS") to handle the administrative aspects of voting proxies for the accounts of its clients.
ISS monitors the accounts and their holdings to be sure that proxies are received and votes are cast in accordance with the guidelines provided by MetLife. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines. In order to address that issue, MetLife has subscribed to a service offered by ISS called "Smart
Voter Plus." Under the Smart Voter Plus service, any proxy that is not governed by the Guidelines will be voted in accordance with ISS's guidelines which have been reviewed and approved by the Securities Investments Section of the MetLife
Law Department. In addition, the Administrative Manager of the Quantitative
Equity Strategies Unit of the Investment Department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the proxies.

      Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address most possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In connection with any such override, the Committee must first make a determination whether there is any material conflict of interest between MetLife, on the one hand, and the relevant advisory clients, on the other. Overrides are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest, as summarized below.

      Whenever a material conflict of interest between the Portfolio's shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override, a special meeting of the Committee will be called and the matter will be presented to the Committee for consideration. As part of its deliberations, the Committee will review, as appropriate, information pertinent to the proposed vote, the issuer, the material conflict of interest, and certain other relevant information. After reviewing this information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients' holdings.

      MetLife's Voting Policies are subject to change at any time without notice.
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                        Neuberger Berman Management Inc.
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Neuberger Berman Management, Inc.

Proxy summary

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures
("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger
Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy
Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger
Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger
Berman retains final authority and fiduciary responsibility for proxy voting.
Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between
Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
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                             OppenheimerFunds, Inc.
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                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMERFUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                            (as of December 5, 2005)

      These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. Funds for which OFI has Proxy Voting Responsibility
      OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI
(the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised
Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles
("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont
Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and
Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee
      OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The
Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.
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      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal
Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund
Boards.

C. Administration and Voting of Portfolio Proxies
     1.   Fiduciary Duty and Objective
          ----------------------------

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2.   Proxy Voting Agent
          ------------------

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3.   Material Conflicts of Interest
          ------------------------------

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

     o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

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     o  an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

     o  a company that is a significant selling agent of OFI's products and services solicits proxies;

     o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

     o OFI and the company have a lending or other financial-related relationship.
In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence
OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

        If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI o will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

        If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's
     o general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

        If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that
     o voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4.   Certain Foreign Securities
          --------------------------

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking."
Share-blocking would prevent OFI from selling
                                        3
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the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the
Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

     5.   Securities Lending Programs
          ---------------------------

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6.   Shares of Registered Investment Companies (Fund of Funds)
          ---------------------------------------------------------

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI
Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D. Fund Board Reports and Recordkeeping
      OFI will prepare periodic reports for submission to the Board describing:
        any issues arising under these Policies and Procedures since the last report to the Board and the o resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

     o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon
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OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers
Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

     o  these Policies and Procedures, as amended from time to time;

     o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

     o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

     o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures
      In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F. Proxy Voting Guidelines
      The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                        5
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                                                                                                        APPENDIX A

              Oppenheimer Funds Portfolio Proxy Voting Guidelines

1. OPERATIONAL ITEMS
     1.1  Amend Quorum Requirements.
          --------------------------

        o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     1.2  Amend Minor Bylaws.
          -------------------

        o Vote FOR bylaw or charter changes that are of a housekeeping nature
(updates or corrections).
     1.3  Change Company Name.
          --------------------

        o    Vote WITH Management

     1.4  Change Date, Time, or Location of Annual Meeting.
          -------------------------------------------------

        o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     1.5  Transact Other Business.
          ------------------------

        o Vote AGAINST proposals to approve other business when it appears as voting item.
      AUDITORS

     1.6  Ratifying Auditors
          ------------------

        o Vote FOR Proposals to ratify auditors, unless any of the following apply:
             o An auditor has a financial interest in or association with the company, and is therefore not independent.

             o  Fees for non-audit services are excessive.

             o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

        o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

        o Vote AGAINST shareholder proposals asking for audit firm rotation.
        o Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
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        o    Proposals are adequately covered under applicable provisions of
             Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

     2.1  Voting on Director Nominees
          ---------------------------

        o Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
             o  Composition of the board and key board committees

             o  Attendance at board meetings

             o  Corporate governance provisions and takeover activity

             o  Long-term company performance relative to a market index

             o  Directors' investment in the company

             o  Whether the chairman is also serving as CEO

             o  Whether a retired CEO sits on the board

        o    WITHHOLD VOTES: However, there are some actions by directors that should result in votes being
             WITHHELD. These instances include directors who:

             o Attend less than 75% of the board and committee meetings without a valid excuse.
             o  Implement or renew a dead-hand or modified dead-hand poison pill

             o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
             o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

             o Failed to act on takeover offers where the majority of the shareholders tendered their shares.
             o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

             o Are audit committee members; and the non-audit fees paid to the auditor are excessive.
             o Enacted egregious corporate governance policies or failed to replace management as appropriate.
             o Are inside directors or affiliated outside directors; and the full board is less than majority independent.

             o  Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

             o Sit on more than six public company boards.
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        o Additionally, the following should result in votes being WITHHELD
(except from new nominees):
                If the director(s) receive more than 50% withhold votes out of those cast and the issue that was o the underlying cause of the high level of withhold votes in the prior election has not been addressed.

                If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and
             o there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

     2.2  Board Size
          ----------

        o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

        o Vote FOR proposals seeking to fix the board size or designate a range for the board size.
        o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     2.3  Classification/Declassification of the Board
          --------------------------------------------

        o    Vote AGAINST proposals to classify the board.

             Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if o 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     2.4  Cumulative Voting
          -----------------

        o Vote FOR proposal to eliminate cumulative voting.
     2.5  Require Majority Vote for Approval of Directors
          -----------------------------------------------

        o    Vote AGAINST proposal to require majority vote approval for election of directors

     2.6  Director and Officer Indemnification and Liability Protection
          -------------------------------------------------------------

        o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using
             Delaware law as the standard.

        o Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

             Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, o such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

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        o    Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

             o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

             o Only if the director's legal expenses would be covered.
     2.7  Establish/Amend Nominee Qualifications
          --------------------------------------

        o Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
        o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        o Vote AGAINST shareholder proposals requiring two candidates per board seat.
     2.8  Filling Vacancies/Removal of Directors.
          ---------------------------------------

        o Vote AGAINST proposals that provide that directors may be removed only for cause.
        o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
        o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
     2.9  Independent Chairman (Separate Chairman/CEO)

             Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an o independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

             o  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

             o  Two-thirds independent board

             o  All-independent key committees

             o  Established governance guidelines

                The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time.
                Performance will be
             o  measured according to shareholder returns against index and peers from the performance summary table.

     2.10 Majority of Independent Directors/Establishment of Committees
          -------------------------------------------------------------

        o Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a

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                 majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

        o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     2.11 Open Access
          -----------

             Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms
        o of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

     2.12 Stock Ownership Requirements
          ----------------------------

             Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors o must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
             Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking
        o into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

     2.13 Age or Term Limits
          ------------------

        o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0  PROXY CONTESTS

     3.1  Voting for Director Nominees in Contested Elections
          ---------------------------------------------------

        o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

             o  Long-term financial performance of the target company relative to its industry

             o  Management's track record

             o  Background to the proxy contest

             o  Qualifications of director nominees (both slates)

             o  Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

             o  Stock ownership position

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     3.2  Reimbursing Proxy Solicitation Expenses
          ---------------------------------------

             Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, o which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

     3.3  Confidential Voting
          -------------------

        o Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

             If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with
        o the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.
          ------------------------------------------------------------------

             Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to o those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     4.2  Amend Bylaws without Shareholder Consent
          ----------------------------------------

        o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
        o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
     4.3  Poison Pills
          ------------

             Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive
             Retirement Plan agreements to a shareholder vote unless the company's
        o executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

        o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan
             (poison pill).

        o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

        o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
     4.4  Shareholder Ability to Act by Written Consent
          ---------------------------------------------

        o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
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        o Vote FOR proposals to allow or make easier shareholder action by written consent.
     4.5  Shareholder Ability to Call Special Meetings
          --------------------------------------------

        o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
        o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4.6  Establish Shareholder Advisory Committee
          ----------------------------------------

        o    Vote WITH Management

     4.7  Supermajority Vote Requirements
          -------------------------------

        o Vote AGAINST proposals to require a supermajority shareholder vote.
        o Vote FOR proposals to lower supermajority vote requirements.
5.0  MERGERS AND CORPORATE RESTRUCTURINGS

     5.1  Appraisal Rights
          ----------------

        o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
     5.2  Asset Purchases
          ---------------

        o Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
             o  Purchase price

             o  Fairness opinion

             o  Financial and strategic benefits

             o  How the deal was negotiated

             o  Conflicts of interest

             o  Other alternatives for the business

             o  Non-completion risk

     5.3  Asset Sales
          -----------

        o Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
             o  Impact on the balance sheet/working capital

             o  Potential elimination of diseconomies

             o  Anticipated financial and operating benefits

             o  Anticipated use of funds

             o  Value received for the asset

             o  Fairness opinion

             o  How the deal was negotiated

             o  Conflicts of interest

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     5.4  Bundled Proposals
          -----------------

             Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances
        o when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     5.5  Conversion of Securities
          ------------------------

             Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the
        o conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

     5.6  Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap
          Plans

        o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

             o  Dilution to existing shareholders' position

             o  Terms of the offer

             o  Financial issues

             o  Management's efforts to pursue other alternatives

             o  Control issues

             o  Conflicts of interest

        o Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     5.7  Formation of Holding Company
          ----------------------------

        o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

             o  The reasons for the change

             o  Any financial or tax benefits

             o  Regulatory benefits

             o  Increases in capital structure

             o  Changes to the articles of incorporation or bylaws of the company.

        o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

             o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure
                Model.

             o  Adverse changes in shareholder rights.

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     5.8  Going Private Transactions (LBOs and Minority Squeezeouts)
          ----------------------------------------------------------

        o Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
             o  Offer price/premium

             o  Fairness opinion

             o  How the deal was negotiated

             o  Conflicts of interests

             o  Other alternatives/offers considered

             o  Non-completion risk

     5.9  Joint Venture
          -------------

        o Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
             o  Percentage of assets/business contributed

             o  Percentage of ownership

             o  Financial and strategic benefits

             o  Governance structure

             o  Conflicts of interest

             o  Other alternatives

             o  Non-completion risk

     5.10 Liquidations
          ------------

             Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to o pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

        o Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

     5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
          -------------------------------------------------------------------------------

        o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

             o  Prospects of the combined company, anticipated financial and operating benefits

             o  Offer price (premium or discount)

             o  Fairness opinion

             o  How the deal was negotiated

             o  Changes in corporate governance

             o  Change in the capital structure

             o  Conflicts of interest

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     5.12 Private Placements/Warrants/Convertible Debenture
          -------------------------------------------------

        o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

             o  Dilution to existing shareholders' position

             o  Terms of the offer

             o  Financial issues

             o  Management's efforts to pursue other alternatives

             o  Control issues

             o  Conflicts of interest

     5.13 Spinoffs
          --------

        o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
             o  Tax and regulatory advantages

             o  Planned use of the sale proceeds

             o  Valuation of spinoff

             o  Fairness opinion

             o  Benefits to the parent company

             o  Conflicts of interest

             o  Managerial incentives

             o  Corporate governance changes

             o  Changes in the capital structure

     5.14 Value Maximization Proposals
          ----------------------------

             Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on
        o the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

     5.15 Severance Agreements that are Operative in Event of Change in Control
          ---------------------------------------------------------------------

        o    Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

     6.1  Control Share Acquisition Provisions
          ------------------------------------

        o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

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        o Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
        o Vote FOR proposals to restore voting rights to the control shares.
     6.2  Control Share Cashout Provisions
          --------------------------------

        o Vote FOR proposals to opt out of control share cashout statutes.
     6.3  Disgorgement Provisions
          -----------------------

        o Vote FOR proposals to opt out of state disgorgement provisions.
     6.4  Fair Price Provisions
          ---------------------

             Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the o vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

        o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     6.5  Freezeout Provisions
          --------------------

        o Vote FOR proposals to opt out of state freezeout provisions.
     6.6  Greenmail
          ---------

        o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     6.7  Reincorporation Proposals
          -------------------------

             Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for
        o    reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

        o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

     6.8  Stakeholder Provisions
          ----------------------

        o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     6.9  State Anti-takeover Statutes
          ----------------------------

             Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including o control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor

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                 contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0  CAPITAL STRUCTURE

     7.1  Adjustments to Par Value of Common Stock
          ----------------------------------------

        o Vote FOR management proposals to reduce the par value of common stock.
     7.2  Common Stock Authorization
          --------------------------

        o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

        o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

             Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in o danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     7.3  Dual-Class Stock
          ----------------

        o Vote AGAINST proposals to create a new class of common stock with superior voting rights.
        o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
             o  It is intended for financing purposes with minimal or no dilution to current shareholders

             o  It is not designed to preserve the voting power of an insider or significant shareholder

     7.4  Issue Stock for Use with Rights Plan
          ------------------------------------

        o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan
             (poison pill).

     7.5  Preemptive Rights
          -----------------

             Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating o proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

     7.6  Preferred Stock
          ---------------

        o Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.
        o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

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        o    Vote FOR proposals to create "declawed" blank check preferred stock
             (stock that cannot be used as a takeover defense)

             Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, o dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

             Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of o stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

     7.7  Pledge of Assets for Debt (Generally Foreign Issuers)
          -----------------------------------------------------

             OFI will consider these proposals on a CASE-BY-CASE basis.
        Generally, OFI will support increasing the o debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

                    In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

     7.8  Recapitalization
          ----------------

        o Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

             o  More simplified capital structure

             o  Enhanced liquidity

             o  Fairness of conversion terms

             o  Impact on voting power and dividends

             o  Reasons for the reclassification

             o  Conflicts of interest

             o  Other alternatives considered

     7.9  Reverse Stock Splits
          --------------------

        o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

        o Vote FOR management proposals to implement a reverse stock split to avoid delisting.
             Votes on proposals to implement a reverse stock split that do not proportionately reduce the number o of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

     7.10 Share Purchase Programs
          -----------------------

        o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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     7.11 Stock Distributions: Splits and Dividends
          -----------------------------------------

             Vote FOR management proposals to increase the common share authorization for a stock split or share o dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     7.12 Tracking Stock
          --------------

             Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive
        o increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

     8.1  Equity-based Compensation Plans
          -------------------------------

        o    Vote compensation proposals on a CASE-BY-CASE basis.

             In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their
        o dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

             Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in
        o performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation
             Committee members.

     8.2  Director Compensation
          ---------------------

            Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect.
            While we generally support management proposals, we oppose compensation

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            proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     8.3  Bonus for Retiring Director
          ---------------------------

             Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's o accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

     8.4  Cash Bonus Plan
          ---------------

             Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus o plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

     8.5  Stock Plans in Lieu of Cash
          ---------------------------

        o Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
                    In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

        o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

        o Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
        o    Vote FOR plans which do not

     8.6  Director Retirement Plans
          -------------------------

        o Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

             Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the o number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

     8.7  Management Proposals Seeking Approval to Reprice Options
          --------------------------------------------------------

        o Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

             o  Historic trading patterns

             o  Rationale for the repricing

             o  Value-for-value exchange

             o  Option vesting

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             o  Term of the option

             o  Exercise price

             o  Participation

     8.8  Employee Stock Purchase Plans
          -----------------------------

        o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
        o Votes FOR employee stock purchase plans where all of the following apply:
             o  Purchase price is at least 85% of fair market value

             o  Offering period is 27 months or less

             o  The number of shares allocated to the plan is 10% or less of the outstanding shares

        o Votes AGAINST employee stock purchase plans where any of the following apply:
             o  Purchase price is at least 85% of fair market value

             o  Offering period is greater than 27 months

             o  The number of shares allocated to the plan is more than 10% of the outstanding shares

     8.9  Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
          -------------------------------------------------------------------------------------------

             Vote FOR proposals that simply amend shareholder-approved compensation plans to include o administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

        o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

             Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment o under the provisions of Section
        162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

             Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the o purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

     8.10 Employee Stock Ownership Plans (ESOPs)
          --------------------------------------

        o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

     8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
          -------------------------------------------------------------------------

        o    Vote WITH MANAGEMENT

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     8.12 401(k) Employee Benefit Plans
          -----------------------------

        o Vote FOR proposals to implement a 401(k) savings plan for employees.
     8.13 Shareholder Proposals Regarding Executive and Director Pay
          ----------------------------------------------------------

        o Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

        o Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
        o Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.
        o Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.
     8.14 Performance-Based Stock Options
          -------------------------------

        o Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

                The proposal is overly restrictive (e.g., it mandates that awards to all employees must be
             o  performance-based or all awards to top executives must be a particular type, such as indexed options), or

             o  The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

     8.15 Golden Parachutes and Executive Severance Agreements
          ----------------------------------------------------

             Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be o submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

        o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

             o  The parachute should be less attractive than an ongoing employment opportunity with the firm

             o  The triggering mechanism should be beyond the control management

             o  The amount should not exceed three times base salary plus guaranteed benefits

     8.16 Pension Plan Income Accounting
          ------------------------------

        o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

     8.17 Supplemental Executive Retirement Plans (SERPs)
          -----------------------------------------------

        o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the

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                 company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

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                                          T. Rowe Price Associates, Inc.
[GRAPHIC OMITTED]
Table of Contents

                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                   T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                  T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

      T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe
Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services
Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price
Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price.
In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

      T. Rowe Price has adopted these Proxy Voting Policies and Procedures
("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

      Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

      Consideration Given Management Recommendations. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of [GRAPHIC OMITTED] Table of Contents management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

      Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The
Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

      Investment Support Group. The Investment Support Group ("Investment
Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

      Proxy Administrator. The Investment Support Group will assign a Proxy
Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

      In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

      T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for
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maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

      ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

      Portfolio managers may decide to vote their proxies consistent with T.
Rowe Price's policies as set by the Proxy Committee and instruct our Proxy
Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T.
Rowe Price guidelines are required to document the rationale for their vote. The
Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies
      Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe
Price policies:

      Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.
We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

        Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures
     o  since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

                                        3
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        Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders'
        long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as
     o  excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

        Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a
     o  company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

        o    Corporate environmental practices;

        o    Board diversity;

        o    Employment practices and employment opportunity;

        o    Military, nuclear power and related energy issues;

        o    Tobacco, alcohol, infant formula and safety in advertising practices;

        o    Economic conversion and diversification;

        o    International labor practices and operating policies;

        o    Genetically-modified foods;

        o    Animal rights; and

        o    Political contributions/activities and charitable contributions.

      Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile.
The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

      Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

      Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index
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account will default to the vote as determined by the actively managed proxy voting process.
      Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

      Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

      Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

      Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe
Price indicating that the votes were successfully transmitted.

      On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price
Fund has not yet been recorded in the computer system.

                                        5
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      Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest

      The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

      Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T.
Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

      Specific Conflict of Interest Situations - Voting of T. Rowe Price Group,
Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe
Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

      Vote Summary Reports will be generated for each client that requests T.
Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue.
Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

      T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                                        6
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                        Western Asset Management Company
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WESTERN ASSET MANAGEMENT COMPANY

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited
(together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule
206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare.
However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940
("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote
(such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
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PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees
("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate
Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients
(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate
Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:
     a.   Proxies are reviewed to determine accounts impacted.

     b.   Impacted accounts are checked to confirm Western Asset voting authority.

      . Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of c interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

      .   If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or
     d    permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
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      .   Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.
     e    For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and
          Compliance Department.

     f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c.   A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d.   Each written client request for proxy voting records and Western
          Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1.   Issuer name;

          2.   Exchange ticker symbol of the issuer's shares to be voted;

          3.   Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

          4.   A brief identification of the matter voted on;

          5.   Whether the matter was proposed by the issuer or by a shareholder of the issuer;

          6.   Whether a vote was cast on the matter;

          7.   A record of how the vote was cast; and

          8.   Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

Western Asset's proxy policies are described in the firm's Part II of Form ADV.
Clients will be provided a copy of these policies and procedures upon request.
In addition, upon request, clients may receive reports on how their proxies have been voted.
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Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1.   Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

      . Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a
     2 personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

     I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

     1.   Matters relating to the Board of Directors

      Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

           . Votes are withheld for the entire board of directors if the board does not have a majority of a independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b.   Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
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          c.   Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d.   Votes are cast on a case-by-case basis in contested elections of directors.

     2.   Matters relating to Executive Compensation

      Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

          a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

          b.   Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

          c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

           . Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under
          d the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3.   Matters relating to Capitalization

            The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

          a.   Western Asset votes for proposals relating to the authorization of additional common stock.

          b.   Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

          c.   Western Asset votes for proposals authorizing share repurchase programs.

     4.   Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

            Western Asset votes these issues on a case-by-case basis on board-approved transactions.
     5.   Matters relating to Anti-Takeover Measures

            Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a.   Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

          b.   Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
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-----------------

     6.   Other Business Matters

            Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

          a.   Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          b.   Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

     II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1.   Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

     III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

      . Western Asset votes on a case-by-case basis on proposals relating to changes in the investment 1 objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

      . Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses 2 (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers)
          taking into account comparable expenses for similar funds and the services to be provided.

     IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
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     1.   Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

      . Western Asset votes for shareholder proposals that implement corporate governance standards similar to 3 those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
      .   Western Asset votes on a case-by-case basis on proposals relating to
          (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights,
     4 or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western
Asset is presumed to have the responsibility to vote proxies for the client. The
Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement
Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western
Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b)
Western Asset is precluded from voting proxies on behalf of the client. If
Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.


                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST


         This Statement of Additional Information provides supplementary information pertaining to shares of forty-four investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2006 for, as applicable, the Class A, Class B and Class E shares of the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett America's Value Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio, PIMCO Inflation Protected Bond Portfolio, MFS(R) Research International Portfolio, Van Kampen Comstock Portfolio, Van Kampen Mid-Cap Growth Portfolio (formerly known as Lord Abbett Growth Opportunities Portfolio), Legg Mason Aggressive Growth Portfolio (formerly known as Janus Aggressive Growth Portfolio), Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Lazard Mid-Cap Portfolio (formerly the Met/AIM Mid Cap Core Equity Portfolio), Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Legg Mason Value Equity Portfolio, Met/AIM Capital Appreciation Portfolio, Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio, BlackRock High Yield Portfolio (formerly known as Federated High Yield Portfolio), Loomis Sayles Global Markets Portfolio, BlackRock Large-Cap Core Portfolio (formerly known as Mercury Large-Cap Core Portfolio), MFS(R) Emerging Markets Equity Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, Pioneer Strategic Income Portfolio, Pioneer Mid-Cap Value Portfolio, Dreman Small-Cap Value Portfolio, Janus Capital Appreciation Portfolio and Legg Mason Partners Managed Assets Portfolio, and the Prospectus dated November 1, 2006 for the Class B shares of the Strategic Growth Portfolio, Strategic Growth and Income Portfolio and Strategic Conservative Growth Portfolio which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Strategic Growth Portfolio, Strategic Growth and Income Portfolio and Strategic Conservative Growth Portfolio are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


         The date of this Statement of Additional Information is May 1, 2006 as supplemented on November 1, 2006.

         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2005 or October 31, 2005, as the case may be, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-10183), in the Travelers Series Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on December 20, 2005 and February 24, 2006 (File No. 811-06465), in the Capital Appreciation Fund Annual Report to Shareholders filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-03429), in Managed Assets Trust's Annual Report to Shareholders filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-03568) are incorporated by reference and made part of this document.


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



                                TABLE OF CONTENTS



                                                                                                                Page


        INVESTMENT OBJECTIVES AND POLICIES....................................................................... 5
         Asset-Backed Securities..................................................................................5
         Brady Bonds..............................................................................................6
         Collateralized Debt Obligations..........................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.................................................................................... 9
         Depositary Receipts  ....................................................................................9
         Dollar Roll Transactions ................................................................................9
         Event-Linked Bonds  ....................................................................................10
         Floaters ...............................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery.................................................. 19
         High Yield/High Risk Debt Securities....................................................................19
         Hybrid Instruments......................................................................................20
         Illiquid Securities  ...................................................................................21
         Inflation-Indexed Bonds.................................................................................21
         Interest Rate Transactions..............................................................................22
         Investment Grade Corporate Debt Securities............................................................. 24
         Loans and Other Direct Indebtedness.....................................................................24
         Money Market Securities.................................................................................24
         Mortgage-Backed Securities..............................................................................25
         Municipal Fixed Income Securities.......................................................................28
         Options and Futures Strategies..........................................................................29
         Other Investment Companies..............................................................................34
         Portfolio Turnover..................................................................................... 36
         Preferred Stocks........................................................................................36
         Real Estate Investment Trusts...........................................................................36
         Repurchase Agreements  .................................................................................37
         Reverse Repurchase Agreements...........................................................................37
         Rights and Warrants.....................................................................................38
         Securities Loans........................................................................................38
         Short Sales.............................................................................................39
         Structured Notes........................................................................................40
         Swaps ..................................................................................................40
         U.S. Government Securities..............................................................................42
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds ...............................................42
         INVESTMENT RESTRICTIONS.................................................................................43
         Fundamental Policies....................................................................................43
         Non-Fundamental Policies................................................................................44
         PERFORMANCE INFORMATION.................................................................................47
         Total Return............................................................................................47
         Yield...................................................................................................48
         Non-Standardized Performance............................................................................49
         PORTFOLIO TRANSACTIONS..................................................................................49
         MANAGEMENT OF THE TRUST.................................................................................54
         Trustees and Officers...................................................................................54
         Committees of the Board.................................................................................57
         Compensation of the Trustees............................................................................57
         Proxy Voting Procedures.................................................................................58
         Proxy Voting Records....................................................................................59
         Portfolio Holdings Disclosure Policy....................................................................59
         INVESTMENT ADVISORY AND OTHER SERVICES..................................................................60
         The Manager.............................................................................................60
         The Advisers............................................................................................73
         The Administrator.......................................................................................78
         The Distributor.........................................................................................79
         Code of Ethics..........................................................................................82
         Custodian...............................................................................................83
         Transfer Agent..........................................................................................83
         Legal Matters...........................................................................................83
         Independent Registered Public Accounting Firm...........................................................83
         REDEMPTION OF SHARES....................................................................................83
         NET ASSET VALUE.........................................................................................83
         FEDERAL INCOME TAXES....................................................................................85
         FINANCIAL STATEMENTS....................................................................................90
         APPENDIX A - SECURITIES RATINGS........................................................................A-1
         APPENDIX B- Proxy Voting Policies and Procedures.......................................................B-1
         APPENDIX C - Portfolio Manager Disclosure..............................................................C-1


         ------------------------------------
         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2006 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618).

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's or Adviser's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

Asset-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's Value, Legg Mason Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R) Value, Loomis Sayles Global Markets, Legg Mason Partners Managed Assets and Janus Capital Appreciation Portfolios).

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Brady Bonds (Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Dreman Small-Cap Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)


         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


Collateralized Debt Obligations (PIMCO Inflation Protected Bond, PIMCO Total Return, Legg Mason Value Equity, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Janus Capital Appreciation, BlackRock High Yield, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

         A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible   Securities   (All   Portfolios   except  Turner  Mid-Cap   Growth,
Batterymarch Growth and Income and Batterymarch Mid-Cap Stock Portfolios)

         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond, PIMCO Total Return, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap
Value, Janus Capital Appreciation, Lord Abbett Bond Debenture and Lord Abbett America's Value Portfolios)

         A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

         A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Depositary Receipts (All Portfolios except, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)
                  -

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the BlackRock High Yield, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, RCM Global Technology, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Batterymarch Growth and Income, Batterymarch Mid-Cap Stock , Legg Mason Aggressive Growth and Legg Mason Partners Managed Assets Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (BlackRock High Yield, Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Lazard Mid-Cap, Legg Mason Value Equity, MET/AIM Capital Appreciation, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

         The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

         A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios) Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Floaters (PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett America's Value, Legg Mason Aggressive Growth, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Janus Capital Appreciation, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (Harris Oakmark International, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Legg Mason Aggressive Growth, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Lazard Mid-Cap, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Dreman Small-Cap Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets, Janus Capital Appreciation and Van Kampen Mid-Cap Growth Portfolios)

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios)

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income Portfolios do not expect that more than 20%, 10%, 20%, and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

         The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.

         The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital Opportunities Portfolio does not expect that more than 20% of its total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 30% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio does not expect that more than 35% of its assets will be invested in foreign securities. The RCM Global Technology Portfolio will not invest more than 50% of its assets in foreign securities. The Met/AIM Small Cap Growth, Lazard Mid-Cap and Met/AIM Capital Appreciation Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 35% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Mid-Cap Value and the Van Kampen Comstock Portfolios may each invest up to 25% of their net assets in foreign securities. The Van Kampen Mid-Cap Growth Portfolio may invest up to 25% of their net assets in foreign securities, including emerging markets primarily through ADRs/GDRs. The Van Kampen Comstock and Van Kampen Mid-Cap Growth Portfolios do not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Legg Mason Value Equity Portfolio expects that not more than 25% of its total assets will be invested in foreign securities. The Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios do not expect to invest more than 25%, 85% and 25%, respectively, of their total assets in foreign securities. BlackRock High Yield and BlackRock Large-Cap Core Portfolio do not expect to invest more than 10% of its assets in foreign securities. The MFS(R) Value Portfolio does not expect to invest more than 35% of its assets in foreign securities. The Janus Capital Appreciation Portfolio does not expect to invest more than 25% of its assets in foreign securities. The Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio, and Legg Mason Partners Managed Assets Portfolio do not expect to invest more than 20% of their total assets in foreign securities. Securities of companies domiciled in Canada, Puerto Rico and Bermuda, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. The Dreman Small-Cap Value and Legg Mason Aggressive Growth Portfolios does not expect to invest more than 10% of their total assets in foreign securities.

         Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS(R) Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities. The Pioneer Fund and Pioneer Mid-Cap Portfolios do not expect that more than 5% of their total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Neuberger Berman Real Estate, Legg Mason Aggressive Growth and Turner Mid-Cap Growth Portfolios)


         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities (Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real
Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets, Dreman Small-Cap Value and Legg Mason Partners Managed Assets Portfolios)

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. The Legg Mason Value Equity expects that not more than 10% of its total assets will be invested in high yield debt securities. The Pioneer Fund and Pioneer Mid-Cap Value Portfolios each expects that no more than 5% of their total assets will be invested in high yield debt securities. Pioneer Strategic Income Portfolio expects that not more than 70% of its total assets may be invested in high yield debt securities and not more than 20% of its total assets will be invested in debt securities rated below CCC by Standard & Poor's or the equivalent by another nationally recognized statistical rating organization. The Janus Capital Appreciation Portfolio does not expect to invest more than 35% of its assets in high yield debt securities. The MFS(R) Emerging Markets Equity Portfolio will invest less than 10% of its net assets in high yield debt securities. The Legg Mason Partners Managed Assets Portfolio has adopted an operating policy that prohibits it from purchasing any securities rated lower than BBB by Standard & Poor's, Baa by Moody's or, if unrated by such services, are, in the Adviser's opinion, of equivalent quality, if as a result more than 10% of the Portfolio's assets that are invested in debt securities would be invested in such securities. Further, the Legg Mason Partners Managed Assets Portfolio does not purchase any debt securities rated B or lower by either service or their equivalent. The high yield securities acquired by BlackRock High Yield Portfolio will generally be in the lower rating categories of the major rating services (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the portfolio management team to be of similar quality. Split rated bonds will be considered to have a higher credit rating.

Hybrid Instruments (PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value, RCM Global Technology, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap
Value, Janus Capital Appreciation, Loomis Sayles Global Markets and BlackRock Large-Cap Core Portfolios)

         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Mid-Cap Growth and Pioneer Strategic Income Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid  Securities  (All  Portfolios  except Turner Mid-Cap Growth  Portfolio)

         Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Inflation-Indexed Bonds (BlackRock High Yield, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Capital Appreciation, Pioneer Strategic Income, Legg Mason Partners Managed Assets and Loomis Sayles Global Markets Portfolios)

         Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Interest Rate  Transactions  (BlackRock High Yield,  PIMCO  Inflation  Protected
Bond, PIMCO Total Return, Janus Capital Appreciation, Oppenheimer Capital Appreciation, Neuberger Berman Real Estate, Met/AIM Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets and Pioneer Strategic Income Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         Investment Grade Corporate Debt Securities (Lord Abbett Growth and Income, Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Legg Mason Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Met/AIM Small Cap Growth, Lazard Mid-Cap, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Van Kampen Comstock, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Dreman Small-Cap Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)


         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.


Loans and Other Direct Indebtedness (PIMCO Inflation Protected Bond, PIMCO Total Return, Oppenheimer Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R) Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The Legg Mason Aggressive Growth, Janus Capital Appreciation, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, PIMCO Total Return, Harris Oakmark International and Dreman Small-Cap Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

                  Mortgage-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, MFS(R) Research International, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, MFS(R) Value, Janus Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Fixed Income Securities (PIMCO Inflation Protected Bond, PIMCO Total Return, Legg Mason Partners Managed Assets, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value and Loomis Sayles Global Markets Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except Third Avenue Small Cap Value and Turner Mid-Cap Growth Portfolios)

         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett America's Value and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the Loomis Sayles Global Markets, RCM Global Technology, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Met/AIM Capital Appreciation, Janus Capital Appreciation and Dreman Small-Cap Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. The Met/AIM Capital Appreciation Portfolio may purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets. The Janus Capital Appreciation and Dreman Small-Cap Portfolios do not intend to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets. There are no specific limitations on the Loomis Sayles Global Markets Portfolio's, RCM Global Technology Portfolio's, PIMCO Inflation Protected Bond Portfolio's, PIMCO Total Return Portfolio's, Neuberger Berman Real Estate Portfolio's or Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.

         Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.


         Pioneer Fund and Pioneer Mid-Cap Value Portfolios may purchase put options, but not for speculative purposes, on the underlying stocks on no more than 10% of the value of their net assets. Pioneer Fund and Pioneer Mid-Cap Value Portfolios may write (sell) covered call options on individual stocks on no more than 50% of the value of the individual stock. Pioneer Strategic Income Portfolio may purchase call options or put options on bonds and bond futures, however the value of the securities underlying the options cannot exceed 10% of the Portfolio's net assets. Pioneer Strategic Income Portfolio may write (sell) covered call options on bonds and bond futures, however, the value of the securities underlying the options cannot exceed the value of the securities.


         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.
         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other  Investment   Companies  (All  Portfolios  except  Turner  Mid-Cap  Growth
Portfolio)

         Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.


         The T. Rowe Price Mid-Cap Growth Portfolio may invest in the shares of the T. Rowe Price Reserve Investment Fund and the Janus Capital AppreciationLegg Mason Aggressive Growth and Goldman Sachs Mid-Cap Value Portfolios may invest in money market funds for which the Advisers or any of their affiliates serves as investment adviser, administrator or distributor.


         The Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core and BlackRock High Yield Portfolios may invest in money market funds for which the Adviser serves as investment manager.

         The Van Kampen Mid-Cap Growth Portfolio may invest up to 25% of its assets in shares of other investment companies.

         Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover


         While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the Legg Mason Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Turner Mid-Cap Growth, Batterymarch Mid-Cap Stock, Batterymarch Growth and Income, BlackRock High Yield, MFS(R)Value, MFS(R) Emerging Markets Equity, BlackRock Large-Cap Core, Legg Mason Partners Managed Assets, Van Kampen Mid-Cap Growth and Dreman Small-Cap Value Portfolios, anticipate that portfolio turnover will generally not exceed 100% per year. The Advisers to the RCM Global Technology and Turner Mid-Cap Growth Portfolios anticipate that portfolio turnover generally will not exceed 300% per year. The Adviser to the Batterymarch Mid-Cap Stock Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Batterymarch Growth and Income, Van Kampen Mid-Cap Growth and Legg Mason Partners Managed Assets Portfolio anticipate that portfolio turnover generally will not exceed 200% per year. The Advisers to the Legg Mason Aggressive Growth, Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO Inflation Protected Bond, PIMCO Total Return, BlackRock High Yield, MFS(R)Value, MFS(R) Emerging Markets Equity, BlackRock Large-Cap Core, Dreman Small-Cap Value and Van Kampen Mid-Cap Growth Portfolios anticipate that portfolio turnover may exceed 100% per year.


Preferred Stocks (All Portfolios except Legg Mason Aggressive Growth and Turner Mid-Cap Growth Portfolios)

         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real  Estate   Investment   Trusts  (All   Portfolios   except  Harris   Oakmark
International, Legg Mason Aggressive Growth and Van Kampen Comstock Portfolios)


         A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Van Kampen Mid-Cap Growth and Dreman Small Cap Value Portfolios may invest up to 10% in REITS and Lazard Mid-Cap, Loomis Sayles Global Markets, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation and Legg Mason Value Equity Portfolios may each invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Pioneer Fund and Pioneer Mid-Cap Value Portfolios may invest up to 20% of their total assets in REITs. Pioneer Strategic Income Portfolio may invest up to 25% of its total assets in REITs. Van Kampen Mid-Cap Growth Portfolio may invest up to 10% of its assets in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


Repurchase Agreements (All Portfolios)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (All Portfolios except Legg Mason Aggressive Growth, T. Rowe Price Mid-Cap Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS(R) Research International, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Van Kampen Comstock, BlackRock Large-Cap Core, MFS(R)Value and MFS(R) Emerging Markets Equity Portfolios)

         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants (All Portfolios)

         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, RCM Global Technology, Met/Putnam Capital Opportunities, Legg Mason Value Equity, Met/AIM Capital Appreciation,
Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R)Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

         The PIMCO Total Return, PIMCO Inflation Protected Bond and RCM Global Technology Portfolios may each also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. The Janus Capital Appreciation Portfolio may make short sales of a security they do not own up to 8% of their total assets. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO Inflation Protected Bond, T. Rowe Price Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets, Legg Mason Partners Managed Assets, Janus Capital Appreciation, and MFS(R)Value Portfolios)

         Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

         The BlackRock High Yield, Pioneer Fund, Pioneer Mid-Cap Value, Pioneer Strategic Income, Janus Capital Appreciation and Loomis Sayles Global Markets Portfolios may also purchase credit linked notes ("CLN"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Swaps (Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Growth and Income, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Met/AIM Small Cap Growth, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R)Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

         Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities (All Portfolios)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, Oppenheimer Capital Appreciation, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Janus Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                               INVESTMENT RESTRICTIONS

Fundamental Policies

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Legg Mason Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy, MetLife Aggressive Strategy, Janus Capital Appreciation, Legg Mason Value Equity, Strategic Growth, Strategic Income and Growth and Strategic Conservative Growth Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

         3.       Concentration

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.


         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

         (4) Invest in companies for the purpose of exercising management or control.

         In addition, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Legg Mason Aggressive Growth and Van Kampen Comstock Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

         The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

         The Dreman Small-Cap Portfolio will not invest more than 5% of its net assets in warrants.

         The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Global Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Met/Putnam Research and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS. Pioneer Fund and Pioneer Mid-Cap Value Portfolio may not invest in real estate limited partnerships.

         With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Dreman Small-Cap, Van Kampen Mid-Cap Growth, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets and Van Kampen Comstock Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Lazard Mid-Cap and Met/AIM Small Cap Growth Portfolios may each invest up to an aggregate of 25% of their total assets in when-issued commitments. The Dreman Small-Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments. There is no current policy limiting the percentage of assets of the PIMCO Inflation Protected Bond, PIMCO Total Return, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Van Kampen Mid-Cap Growth, Van Kampen Comstock and Loomis Sayles Global Markets Portfolios which may be invested in when-issued commitments.

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

         With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Pioneer Fund, Pioneer Mid-Cap Value and Pioneer Strategic Income Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser. With respect to repurchase agreements, the Portfolio may invest up to 20% of its assets in securities subject to repurchase agreements.


     For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.


80% Investment Policy (Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lazard Mid-Cap, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, RCM Global Technology, Van Kampen Comstock, Legg Mason Value Equity, Batterymarch Mid-Cap Stock, BlackRock High Yield, BlackRock Large-Cap Core, Pioneer Mid-Cap Value, Pioneer Strategic Income, Dreman Small-Cap Value, Van Kampen Mid-Cap Growth and MFS(R) Emerging Markets Equity Portfolios)

         Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.

         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

         From time to time, the Trust may quote the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              YIELD = 2[a-b+1)6-1]
                                        ---
                                        cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursement)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                         PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive research services from many broker-dealers with which the Manager or Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or October 31, 2005, October 31, 2004 and October 31, 2003, as noted.




                          Portfolio                         2005            2004              2003
                          ---------                         ----            ----              ----


        Met/Putnam Capital Opportunities              $111,254        $ 124,095         $343,375
        Lord Abbett Bond Debenture                      50,597           45,894           21,318
        Lord Abbett Mid-Cap Value                      184,752          168,814          149,450
        Lord Abbett Growth and Income                2,376,453        2,110,960        2,279,597
        Van Kampen Mid-Cap Growth(1)                    92,819          142,121          144,432
        Lord Abbett America's Value                     25,713           19,635           15,168(2)
        Lazard Mid-Cap                                 590,125          514,229          269,906
        Met/AIM Small Cap Growth                       719,277        1,059,400          313,513
        Legg Mason Aggressive Growth(3)              1,412,300        1,035,197          455,351
        T. Rowe Price Mid-Cap Growth                   419,561          547,621          559,405
        MFS(R) International                         2,622,022        1,757,345          559,145
        Oppenheimer Capital Appreciation             1,462,139          958,876          587,084
        PIMCO Inflation Protected Bond                  33,366            7,784              563(5)
        PIMCO Total Return                             325,800          320,198          150,868
        RCM Global Technology                        1,688,027        1,332,268        1,154,611
        Harris Oakmark International                 1,242,073        1,245,587          765,776
        Third Avenue Small Cap Value                   983,289          754,558          758,783
        Goldman Sachs Mid-Cap Value Portfolio          451,945          309,129(4)        N/A
        Neuberger Berman Real Estate Portfolio       1,360,834          576,961(4)        N/A
        Turner Mid-Cap Growth Portfolio                561,064          560,452(4)        N/A
        Met/AIM Capital Appreciation Portfolio(6)      444,810          358,413          224,045
        Batterymarch Mid-Cap Stock Portfolio           528,953          478,109          266,453
        BlackRock High Yield Portfolio(9)              31                    31               87
        BlackRock Large-Cap Core Portfolio(10)          45,776           88,869          248,121
        MFS(R) Value Portfolio                          39,281           39,564           37,908
        Pioneer Fund Portfolio                          17,885           14,846           18,216
        Pioneer Mid-Cap Value Portfolio(6)               9,487              N/A              N/A
        Pioneer Strategic Income Portfolio(7)             0                 115            1,322
        Dreman Small Cap Value Portfolio(6)              6,495              N/A              N/A
        Janus Capital Appreciation Portfolio           531,600          455,866          643,341
        Legg Mason Partners Managed Assets Portfolio   117,608          216,447          240,618
        MetLife Defensive Strategy Portfolio           0                    0(5)              N/A
        MetLife Moderate Strategy Portfolio            0                    0(5)              N/A
        MetLife Balanced Strategy Portfolio            0                    0(5)              N/A
        MetLife Growth Strategy Portfolio              0                    0(5)              N/A
        MetLife Aggressive Strategy Portfolio          0                    0(5)              N/A
        Legg Mason Value Equity Portfolio(8)           6,202                 N/A              N/A
        Van Kampen Comstock Portfolio(6)               670,404               N/A              N/A
----------------------
(1)      Formerly Lord Abbett Growth Opportunities.
(2)      For the period from 5/1/03 through 12/31/03.
(3)      Formerly Janus Aggressive Growth.
(4)      For the period 5/1/04 through 12/31/04.
(5)      For the period 11/4/04 through 12/31/04.
(6)      For the period 5/1/05 through 12/31/05.
(7)      For the fiscal year ended October (31.)
(8)      For the period 11/1/05 through 12/31/05.
(9)      Formerly Federated High Yield.
(10)     Formerly Mercury Large-Cap Core.

In 2005, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:




                                                  Aggregate Brokerage
                                                   Commissions Paid           Percentage of         Percentage of
                                Affiliated                to                 Total Brokerage       Commissionable
         Portfolio              Broker-Dealer          Affiliate               Commissions          Transactions
        ---------              -------------         --------------             -----------          ------------


Goldman Sachs Mid-Cap       Goldman Sachs & Co.          $17,925                  3.97%                 5.70%
Value

Neuberger Berman Real       Lehman Brothers,             $277,709                20.41%                21.73%
Estate                      Inc.


Third Avenue Small Cap      M.L. Whitman LLC             $776,897                78.00%                83.11%
Value




                            MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."



The Trustees

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------
                                                                                             Number of
                                                                                            Portfolios
                                              Term of                                         in Fund           Other
                            Positions Held   Office and    Principal Occupation(s)           Complex       Directorships
                                 with         Length of         During Past                 overseen by       Held By
Name, Age and Address         Registrant     Time Served       Five Years                    Trustee          Trustee
---------------------       ------------     -----------   ----------------------           -----------    --------------



Elizabeth M. Forget*  (40)   President      Indefinite;  Since December 2000, President     46            Trustee,
                             and Trustee    From         of Met Investors Advisory LLC;                   Metropolitan Series
                                            December     since July 2000, Executive Vice                  Fund, Inc. and
                                            2000 to      President of MetLife Investors                   MetLife Investment
                                            present.     Group, Inc.                                      Funds, Inc. since
                                                                                                          August, 2006 and
                                                                                                          May, 2006,
                                                                                                          respectively.

-------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

Dawn M. Vroegop               Trustee      Indefinite;  From September 1999 to September   46            Director, Caywood
(40)                                       From         2003, Managing Director,                         Scholl Asset

                                           December     Dresdner RCM Global Investors.                   Management;
                                           2000 to                                                       Investment
                                           present.                                                      Committee Member of
                                                                                                         City College of San
                                                                                                         Francisco.
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

Stephen M. Alderman  (47)    Trustee       Indefinite;  Since November 1991, Shareholder   46            None

                                            From         in the law firm of Garfield and
                                            December     Merel, Ltd.
                                            2000 to
                                            present.

Jack R. Borsting  (77)       Trustee       Indefinite;  Since 2001, Professor of           46            Director, Whitman
                                           From         Business Administration and Dean                 Education Group,
                                           December     Emeritus, Marshall School of                     Ivax Diagnostics
                                           2000 to      Business, University of Southern                 and Los Angeles
                                           present.     California (USC); from 1995-2001                 Orthopedic

                                                        Executive Director, Center for                   Hospital.  Trustee,
                                                        Telecommunications Management.                   The Rose Hills
                                                                                                         Foundation.
                                                                                                         Member, Army
                                                                                                         Science Board

Theodore A. Myers  (76)      Trustee       Indefinite;  Since 1993, Financial              46            None
                                            From        Consultant.
                                            December
                                            2000 to
                                            present.


----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------



The Executive Officers
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Tupper             Chief         From August   Since February 2001, Assistant
(35)                          Financial     2002 to       Vice President of MetLife
                              Officer,      present       Investors Insurance Company;
                              Treasurer                   from 1997 to January 2001, Vice
                                                          President of PIMCO Advisors L.P.
Michael K. Farrell            Executive     From August   Since July 2002, Chief
(53)                          Vice          2002 to       Executive Officer of MetLife
                              President     present       Investors Group, Inc. and Met
                                                          Investors Advisory LLC; since
                                                          April 2001, Chief Executive
                                                          Officer of MetLife Resources
                                                          and Senior Vice President of
                                                          Metropolitan Life Insurance
                                                          Company; since January 1990,
                                                          President of Michael K. Farrell
                                                          Associates, Inc. (qualified
                                                          retirement plans for non-profit
                                                          organizations)

Richard C. Pearson  (63)     Vice          From          Since July 2002, President of
                             President     December      MetLife Investors Distribution
                             and           2000 to       Company; since January, 2002,
                             Secretary     present.      Secretary of Met Investors

                                                          Advisory LLC; since
                                                          January 2001, Senior
                                                          Vice President,
                                                          General Counsel and
                                                          Secretary of MetLife
                                                          Investors Group, Inc.;
                                                          since November 2000,
                                                          Vice President,
                                                          General Counsel and
                                                          Secretary of Met
                                                          Investors Advisory
                                                          LLC; from 1998 to
                                                          November 2000,
                                                          President, Security
                                                          First Group, Inc.


Mary Moran Zeven              Assistant     From August   Senior Vice President and
One Federal Street            Secretary     2001 to       Senior Managing Counsel (2002
Boston, Massachusetts 02110                 present       to present) and Vice President
                                                          and Associate Counsel (2000 to
(45)                                                      2002), State Street Bank and

                                                          Trust Company; Vice President
                                                          and Counsel, PFPC, Inc.
                                                          (1999-2000).

William C. Cox                Assistant     From          Since 1997, Vice President and
One Federal Street            Treasurer     November      Senior Director, Fund
Boston, Massachusetts                       2004 to       Administration Division, State
02110                                       present       Street Bank and Trust Company

(40)


* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2005.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held one meeting during the fiscal year ended December 31, 2005.

         The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault, Thomas McDevitt, Jason Kezelman and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. Dufault, Mr. McDevitt or Mr. Kezelman from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 14 meetings during the fiscal year ended December 31, 2005.

Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $60,000 ($15,000 per quarter) plus (i) an additional fee of $5,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $3,000 for each special meeting attended in person and (iii) $1,500 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental retainer of $15,000, $5,000 and $2,500, respectively.

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2005. The amounts set forth below were paid under a different compensation schedule.



                                                                 Total Compensation
                                          Aggregate               From Fund Complex
                                       Compensation from             Paid to
Name of Person, Position                    Trust                    Trustee
------------------------                 ---------------          -----------------

Elizabeth M. Forget, Trustee                 None                     None


---------------------------------------------- ------------------- --------------------


---------------------------------------------- ------------------- --------------------
Stephen M. Alderman                            $60,250             $60,250
Jack R. Borsting                               $50,250             $50,250
Theodore A. Myers                              $50,250             $50,250
Dawn M. Vroegop                                $50,250             $50,250
Roger T. Wickers*                              $49,500             $49,500
Tod H. Parrott**                               $50,250             $50,250
-----------------------

 *  Mr. Wickers resigned in May, 2006.
**  Mr. Parrot resigned in August, 2006.


         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of December 31, 2005, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

Proxy Voting Records

         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The following information is generally made available on one or more insurance company websites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Advisers have objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new posting s described above. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                      INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

         The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

         With respect to the Portfolios other than the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of the Allocation Portfolios, on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:





------------------------------------------------------------ ---------------------------------------------------------
                         Portfolio                                  Fee
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------


Lord Abbett Bond Debenture                                   0.60% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.55% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.50%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.45% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Mid-Cap Value                                    0.70% of
                                                             first $200 million
                                                             of such assets plus
                                                             0.65% of such
                                                             assets over $200
                                                             million up to $500
                                                             million plus 0.625%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett America's Value                                  0.65% of first $500 million of
                                                             such assets plus 0.60%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth and Income                                0.60% of
                                                             first $600 million
                                                             of such assets plus
                                                             0.55% of such
                                                             assets over $600
                                                             million up to $1.1
                                                             billion plus 0.50%
                                                             of such assets over
                                                             $1.1 billion up to
                                                             $1.5 billion plus
                                                             0.45% of such
                                                             assets over $1.5
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Van Kampen Mid-Cap Growth                                    0.70% of
                                                             first $200 million
                                                             of such assets plus
                                                             0.65% of such
                                                             assets over $200
                                                             million up to $500
                                                             million plus 0.625%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Total Return                                           0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
RCM Global Technology                                        0.90% of first $500 million of
                                                             such assets plus 0.85%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Inflation Protected Bond                               0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
T. Rowe Price Mid-Cap Growth 0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS(R) Research International                                0.80%
                                                             of first $200
                                                             million of such
                                                             assets plus 0.75%
                                                             of such assets over
                                                             $200 million up to
                                                             $500 million plus
                                                             0.70% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.65%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Legg Mason Aggressive Growth                                 0.65% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.60% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.55%
                                                             of such assets over
                                                             $1 billion up to $2
                                                             billion plus 0.50%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Capital Appreciation                             0.65%
                                                             of first $150
                                                             million of such
                                                             assets plus 0.625%
                                                             of such assets over
                                                             $150 million up to
                                                             $300 million plus
                                                             0.60% of such
                                                             assets over $300
                                                             million up to $500
                                                             million plus 0.55%
                                                             of such assets over
                                                             $500 million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Small Cap Growth                                     0.90% of first $500
                                                             million of such assets plus 0.85%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lazard Mid-Cap                                               0.70% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.675% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.60%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/Putnam Capital Opportunities                             0.85% of the first $200 million
                                                             of such assets plus
                                                             0.80% of such assets over
                                                             $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Harris Oakmark International                                 0.85%
                                                             of first $100
                                                             million of such
                                                             assets plus 0.80%
                                                             of such assets over
                                                             $100 million up to
                                                             $1 billion plus
                                                             0.75% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Third Avenue Small Cap Value                                 0.75% of first $1 billion of such
                                                             assets plus 0.70% of
                                                             such assets over $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Neuberger Berman Real Estate                                 0.70% of first $200
                                                             million of such
                                                             assets plus 0.65%
                                                             of such assets over
                                                             $200 million up to
                                                             $750 million plus
                                                             0.55% of such
                                                             assets over $750
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Turner Mid-Cap Growth                                        0.80% of first $300 million of
                                                             such assets plus 0.70%
                                                             of such assets over $300 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Goldman Sachs Mid-Cap Value                                  0.75% of first $200 million of such
                                                             assets plus 0.70%
                                                             of such assets over $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Van Kampen Comstock                                          0.65% of first $500
                                                             million of such
                                                             assets plus 0.60%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.525% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Defensive Strategy                                   0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Moderate Strategy                                    0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Balanced Strategy                                    0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Growth Strategy                                      0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Aggressive Allocation                                0.10% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.075% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.05%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Legg Mason Value Equity                                      0.70% of the first $350 million
                                                             of such assets.  On the
                                                             date that such assets reach
                                                             $350 million and each
                                                             subsequent day thereafter, whether
                                                             or not such assets
                                                             are above or below $350 million,
                                                             the fee schedule shall
                                                             be:  0.65% of the first $200 million
                                                             of such assets plus 0.63% of such
                                                             assets over $200 million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM  Capital Appreciation                                0.80%
                                                             of the first $100
                                                             million of such
                                                             assets plus 0.75%
                                                             of such assets over
                                                             $100 million up to
                                                             $200 million plus
                                                             0.70% of such
                                                             assets over $200
                                                             million up to $1
                                                             billion plus 0.65%
                                                             of such assets over
                                                             $1 billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Batterymarch Growth and Income                               0.65% of the first
                                                             $500 million of
                                                             such assets plus
                                                             0.55% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.50%
                                                             of such assets over
                                                             $1 billion up to
                                                             $1.5 billion plus
                                                             0.45% of such
                                                             assets over $1.5
                                                             billion up to $2
                                                             billion plus 0.40%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Batterymarch Mid-Cap Stock                                   0.70%



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
BlackRock High Yield                                         0.60%



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Loomis Sayles Global Markets                                 0.70% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.65% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.60%
                                                             of such assets over
                                                             $1 billion

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
BlackRock Large-Cap Core                                     0.775% of first
                                                             $250 million of
                                                             such assets plus
                                                             0.750% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.725%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.700% on such
                                                             assets over $1
                                                             billion up to $2
                                                             billion plus 0.650%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS(R) Emerging Markets Equity                               1.05% of
                                                             first $250 million
                                                             of such assets plus
                                                             1.00% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.85%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.75% of such
                                                             assets over $1
                                                             billion

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS(R) Value                                                 0.725% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.675% of such
                                                             assets over $250
                                                             million up to $1.25
                                                             billion plus 0.600%
                                                             of such assets over
                                                             $1.25 billion up to
                                                             $1.5 billion plus
                                                             0.500% of such
                                                             assets over $1.5
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Fund                                                 0.750% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.700% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.675%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.650% of such
                                                             assets over $1
                                                             billion up to $2
                                                             billion plus 0.600%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Strategic Income                                     0.75% of first $75
                                                             million of such
                                                             assets plus 0.70%
                                                             of such assets over
                                                             $75 million up to
                                                             $150 million plus
                                                             0.65% of such
                                                             assets over $150
                                                             million.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Mid-Cap Value                                        0.750% of first $250 million of
                                                             such assets plus 0.700%
                                                             of such assets over $250 million up
                                                             to $500 million
                                                             plus 0.675% of such assets over
                                                             $500 million up to $1
                                                             billion plus 0.650% of such assets
                                                             over $1 billion up
                                                             to $2 billion plus 0.600% of such
                                                             assets over $2 billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Dreman Small-Cap Value                                       0.825% of first $50 million of
                                                             such assets plus 0.800%
                                                             of such assets over $50 million up
                                                             to $100 million plus
                                                             0.775% of such assets over $100 million
                                                             up to $500  million plus 0.750% of
                                                             such assets over $500 million up
                                                             to $1 billion plus 0.725% on such assets over $1
                                                             billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Janus Capital Appreciation                                   0.65% on first $1 billion of such assets
                                                             plus 0.60% of
                                                             such assets over $1 billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Legg Mason Partners Managed Assets                           0.50%

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic Growth                                             0.15% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.125% of such
                                                             assets over $250
                                                             million up to $750
                                                             million plus 0.10%
                                                             of such assets over
                                                             $750 million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic Income and Growth                                  0.15% of first $250
                                                             million of such
                                                             assets plus 0.125%
                                                             of such assets over
                                                             $250 million up to
                                                             $750 million plus
                                                             0.10% of such
                                                             assets over $750
                                                             million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic  Conservative Growth                               0.15% of first $250
                                                             million of such
                                                             assets plus 0.125%
                                                             of such assets over
                                                             $250 million up to
                                                             $750 million plus
                                                             0.10% of such
                                                             assets over $750
                                                             million.
------------------------------------------------------------ ---------------------------------------------------------



See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or October 31, 2005, October 31, 2004 or October 31, 2003, as noted.

                                                                              2005
                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
                                              ----------         ----------         ----------        -------------
                Portfolio                        Paid              Waived


Met/Putnam Capital Opportunities               $393,889             $---              $---                $---
Lord Abbett America's Value Portfolio           350,909            40,862              ---                ---
Lord Abbett Bond Debenture                     7,382,524             ---               ---                ---
Lord Abbett Mid-Cap Value                      2,176,402             ---               ---                ---
Lord Abbett Growth and Income                 15,579,274             ---               ---                ---
Van Kampen Mid-Cap Growth*                      424,159            33,406              ---                ---
Legg Mason Value Equity(1)                       5,322              5,322            42,358               ---
Lazard Mid-Cap**                               2,171,692             ---               ---                ---
Met/AIM Small-Cap Growth                       4,065,172             ---               ---              186,470
Legg Mason Aggressive Growth***                4,470,882             ---               ---               55,811
T. Rowe Price Mid-Cap Growth                   4,367,844             ---               ---               2,646
MFS(R) Research International                    6,477,000             ---               ---              465,232
Oppenheimer Capital Appreciation               5,967,811             ---               ---              527,389
PIMCO Inflation Protected Bond Portfolio       4,472,486             ---               ---                ---
PIMCO Total Return                             9,764,321             ---               ---              232,938
RCM Global Technology                          1,874,614             973               ---              296,190
Harris Oakmark International                   8,535,923             ---               ---                ---
Goldman Sachs Mid-Cap                          2,377,124             ---               ---                ---
Value Portfolio
Neuberger Berman Real Estate                   2,760,936             ---               ---                ---
Portfolio
Third Avenue Small Cap Value Portfolio         5,688,594             ---               ---                ---
Turner Mid-Cap Growth Portfolio                1,478,543             ---               ---                ---
Van Kampen Comstock Portfolio(2)               3,209,721             ---               ---                ---
Met/AIM Capital Appreciation Portfolio(3)      1,932,760             ---               ---                ---
Batterymarch Mid-Cap Stock Portfolio           1,383,571
BlackRock High Yield Portfolio****              555,974              ---               ---                ---
BlackRock Large-Cap Core Portfolio*****         980,510              ---               ---                ---
MFS(R) Value Portfolio                            465,377             6,348              ---                ---
Pioneer Fund Portfolio                          283,477              ---               ---                ---
Pioneer Mid-Cap Value Portfolio                 22,433             22,433            39,872               ---
Pioneer Strategic Income Portfolio(3)          1,076,933             ---               ---                ---
Dreman Small-Cap Value Portfolio                22,380             22,380            51,727               ---
Janus Capital Appreciation Portfolio           7,347,893             ---               ---                ---
Legg Mason Partners Managed Assets             1,412,933             ---               ---                ---
Portfolio
MetLife Defensive Strategy Portfolio            274,780            130,573             ---                ---
MetLife Moderate Strategy Portfolio             822,266            45,545              ---                ---
MetLife Balanced Strategy Portfolio            1,366,679           47,538              ---                ---
MetLife Growth Strategy Portfolio              1,264,098           47,117              ---                ---
MetLife Aggressive Strategy                     510,587            122,410             ---                ---
Portfolio

*        Formerly the Lord Abbett Growth Opportunities Portfolio

**       Formerly the Met/AIM Mid Cap Core Equity Portfolio

***      Formerly the Janus Aggressive Growth Portfolio

****     Formerly the Federated High Yield Portfolio

*****    Formerly the Mercury Large-Cap Core Portfolio

(1) For the period from 11/1/05 through 12/31/05

(2) For the period from 5/105 through 12/31/05

(3) For the fiscal year ended October 31.

---------------------

                                                                              2004

                                           Investment      Investment            Other
                                        Management Fee    Management Fee        Expenses        Deferred Expense
              Portfolio                      Paid            Waived            Reimbursed        Reimbursement
              ---------                      ----            ------           -----------        -------------


Met/Putnam Capital Opportunities           $426,296             $---              $---                 $---
Lord Abbett America's Value Portfolio       127,243            98,677             ---                  ---
Lord Abbett Bond Debenture                 6,799,252            ---               ---                  ---
Lord Abbett Mid-Cap Value                  1,658,919            ---               ---                  ---
Lord Abbett Growth and Income             13,624,840            ---               ---                415,534
Van Kampen Mid-Cap Growth*                  396,571            29,475             ---                  ---
Lazard Mid-Cap**                           1,976,021            ---               ---                122,843
Met/AIM Small Cap Growth                   3,190,382            ---               ---                197,306
Legg Mason Aggressive Growth***            3,367,260            ---               ---                286,247
T. Rowe Price Mid-Cap Growth               3,146,034            ---               ---                352,377
MFS(R) Research International                3,514,055            ---               ---                617,855
Oppenheimer Capital Appreciation           4,327,515            ---               ---                239,658
PIMCO Inflation Protected Bond             3,079,040            ---               ---                  ---
Portfolio
PIMCO Total Return                         6,936,055            ---               ---                  ---
RCM Global Technology                      1,570,194            ---               ---                  ---
Harris Oakmark International               4,799,579            ---               ---                 70,893
Goldman Sachs Mid-Cap                       677,715             876               ---                  ---
Value Portfolio(1)
Neuberger Berman Real Estate                795,451             ---               ---                  ---
Portfolio(1)
Third Avenue Small Cap Value               3,556,948            ---               ---                  ---
Portfolio
Turner Mid-Cap Growth Portfolio(1)          596,531             ---               ---                  ---
Met/AIM Capital Appreciation               1,666,629            ---               ---                  ---
Portfolio(3)
Batterymarch Mid-Cap Stock Portfolio       1,237,113            ---               ---                  ---
BlackRock High Yield Portfolio****          520,768             ---               ---                  ---
BlackRock Large-Cap Core                    920,627             ---               ---                  ---
Portfolio*****
MFS(R) Value Portfolio                        293,439            55,171             ---                  ---
Pioneer Fund Portfolio                      217,848             ---               ---                  ---
Pioneer Strategic Income Portfolio(3)       739,126             ---               ---                  ---
Janus Capital Appreciation Portfolio       7,035,493            ---               ---                  ---
Legg Mason Partners Managed Assets         1,444,024            ---               ---                  ---
Portfolio
MetLife Defensive Strategy                   8,957             8,957             24,031                ---
Portfolio(2)
MetLife Moderate Strategy                   31,850             31,850            1,138                 ---
Portfolio(2)
MetLife Balanced Strategy                   97,618             32,988             ---                  ---
Portfolio(2)
MetLife Growth Strategy Portfolio(2)        86,163             32,988             ---                  ---
MetLife Aggressive Strategy                 19,094             19,094            13,894                ---
Portfolio(2)
---------------------


(1) For the period from 5/1/04 through 12/31/04.

(2) For the period from 11/4/04 through 12/31/04.

(3) For the fiscal year ended October 31.

*        Formerly the Lord Abbett Growth Opportunities Portfolio.

**       Formerly the Met/AIM Mid Cap Core Equity Portfolio.

***      Formerly the Janus Aggressive Growth Portfolio.

****     Formerly the Federated High Yield Portfolio.

              ***** Formerly the Mercury Large-Cap Core Portfolio.



                                                                         2003
                                       Investment         Investment                               Deferred
                                     Management Fee     Management Fee       Other Expenses        Expense
            Portfolio                     Paid              Waived             Reimbursed        Reimbursement
            ---------                     ----              ------             ----------         ------------

Lord Abbett Bond Debenture              3,971,116             ---                 ---                276,111
Lord Abbett Mid-Cap Value               1,028,597             ---                 ---                 24,528
Lord Abbett Growth and Income           9,092,357             ---                 ---                 96,442
Van Kampen Mid-Cap Growth*                269,004            78,081               ---                  ---
Lord Abbett America's Value(1)             20,896            20,896              56,089                ---
Lazard Mid-Cap**                          884,138              ---                 ---                79,198
Met/AIM Small Cap Growth                1,076,516            55,675                ---                  ---
Legg Mason Aggressive Growth***         1,101,773             ---                  ---                 7,791
T. Rowe Price Mid-Cap Growth            1,356,903             ---                  ---                36,100
MFS(R) Research International           1,262,462            82,173                ---                  ---
Oppenheimer Capital Appreciation        1,814,031             ---                  ---                70,030
PIMCO Inflation Protected Bond(1)         747,433             ---                  ---                  ---
PIMCO Total Return                      4,621,218             ---                  ---               133,278
RCM Global Technology                     623,323            6,135                 ---                  ---
Met/Putnam Capital Opportunities          409,728             ---                  ---                  ---
Harris Oakmark International            1,058,799             ---                  ---               134,866
Third Avenue Small Cap Value            1,061,936             ---                  ---                72,372
Met/AIM Capital Appreciation            1,325,641             ---                  ---                  ---
Portfolio(2)
Batterymarch Mid-Cap Stock                910,327             ---                  ---                  ---
Portfolio
BlackRock High Yield Portfolio****        404,314             ---                  ---                  ---
BlackRock Large-Cap Core                  858,205             ---                  ---                  ---
Portfolio*****
MFS(R) Value Portfolio                    252,534           26,185                 ---                  ---
Pioneer Fund Portfolio                    104,521              ---                 ---                  ---
Pioneer Strategic Income                  759,584              ---                 ---                  ---
Portfolio(2)
Janus Capital Appreciation              6,734,977              ---                 ---                  ---
Portfolio
Legg Mason Partners Managed             1,315,694              ---                 ---                  ---
Assets Portfolio


-----------------------

(1) For the period 5/1/03 through 12/31/03. (2) For the fiscal year ended
October 31.

*        Formerly the Lord Abbett Growth Opportunities Portfolio.

**       Formerly the Met/AIM Mid Cap Core Equity Portfolio.

***      Formerly the Janus Aggressive Growth Portfolio.

****     Formerly the Federated High Yield Portfolio

*****    Formerly the Mercury Large-Cap Core Portfolio.


The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Global Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid-Cap Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid-Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Aggressive Growth Portfolio. Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large-Cap Core Portfolio (now known as BlackRock Large-Cap Core Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

         Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value and Lord Abbett Growth and Income Portfolios.

     Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

     Pacific Investment Management Company LLC is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

     RCM Capital Management LLC is the Adviser to the RCM Global Technology Portfolio.

     Massachusetts  Financial  Services  Company  is the  Adviser  to the MFS(R)
Research  International,   MFS(R)  Value  and  MFS(R)  Emerging  Markets  Equity
Portfolios.

     Janus  Capital   Management  LLC  is  the  Adviser  to  the  Janus  Capital
Appreciation Portfolio.

     OppenheimerFunds,   Inc.  is  the  Adviser  to  the   Oppenheimer   Capital
Appreciation Portfolio.

     A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Capital Appreciation Portfolios.

     Putnam Investment Management, LLC is the Adviser to the Met/Putnam Capital Opportunities Portfolio.

     Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

         T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

     Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

     Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

     Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

     Morgan Stanley Investment Management, Inc., dba Van Kampen, is the Adviser to the Van Kampen Comstock and Van Kampen Mid-Cap Growth Portfolios.

     Legg Mason Capital Management, Inc. is the Adviser to the Legg Mason Value Equity Portfolio.

         Lazard Asset Management LLC is the Adviser to the Lazard Mid-Cap Portfolio.

     Batterymarch Financial Management, Inc. is the Adviser to the Batterymarch Growth and Income and Batterymarch Mid-Cap Stock Portfolios.

     Batterymarch Financial Management, Inc. and Western Asset Management Company are the Advisers to the Legg Mason Partners Managed Assets Portfolio.


         BlackRock Advisors, LLC is the Adviser to the BlackRock Large-Cap Core Portfolio.


     BlackRock Financial Management, Inc. is the Adviser to the BlackRock High Yield Portfolio.

     Loomis, Sayles & Company, L.P. is the Adviser to the Loomis Sayles Global Markets Portfolio.

     Pioneer Investment Management, Inc. is the Adviser to the Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios.

     Dreman Value Management LLC is the Adviser to the Dreman Small Cap Value Portfolio.

     ClearBridge Advisors, LLC is the Adviser to the Legg Mason Aggressive Growth Portfolio.

     Gallatin Asset Management, Inc. is the Adviser to the Strategic Growth, Strategic Income and Growth and Strategic Conservative Growth Portfolios.

         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or July 31, 2005, July 31, 2004 and July 31, 2003 as noted.




                  Portfolio                         2005               2004                 2003
                  ---------                         ----               ----                 ----

Met/Putnam Capital Opportunities                $254,871              $275,838            $265,118
Lord Abbett Bond Debenture                     3,267,233             2,756,543           1,698,705
Lord Abbett Mid-Cap Value                      1,377,786             1,059,263             661,241
Lord Abbett Growth and Income                  7,529,675             6,711,040           4,737,875
Van Kampen Mid-Cap Growth (formerly Lord         272,674               254,938             172,931
Abbett Growth Opportunities)
Lord Abbett America's Value                      215,944                78,303              12,859
Lazard Mid-Cap (formerly Met/AIM Mid Cap       1,279,000             1,247,085             589,425
Core Equity)
Met/AIM Small Cap Growth                       2,834,581             2,304,165             777,484
Legg Mason Aggressive Growth (formerly Janus   2,483,363             2,118,167             705,411
Aggressive Growth)
T. Rowe Price Mid-Cap Growth                   2,867,713             2,097,356             904,602
MFS(R) Research International                  4,287,870             2,370,057             870,184
Oppenheimer Capital Appreciation               3,374,156             2,525,236            ,111,282
PIMCO Inflation Protected Bond                 2,236,243             1,539,478             373,716
PIMCO Total Return                             4,882,160             3,468,028           2,310,609
RCM Global Technology                          1,284,865             1,074,363            426,484
Harris Oakmark International                   5,580,751             3,224,977             759,888
Third Avenue Small Cap Value                   3,663,156             2,359,964             707,957
Goldman Sachs Mid-Cap Value                    1,413,714              414,903                N/A
Neuberger Berman Real Estate                   1,532,812              452,972                N/A
Turner Mid-Cap Growth                            949,090              389,359                N/A
Legg Mason Value Equity                            3,422                N/A                  N/A
Van Kampen Comstock                            1,899,968                N/A                  N/A
Met/AIM Capital Appreciation Portfolio(1)        905,981              781,061              621,447
Batterymarch Mid-Cap Stock Portfolio             691,796              618,556              455,159
BlackRock High Yield Portfolio (formerly         342,138              316,717              239,353
Federated High Yield)
BlackRock Large-Cap Core Portfolio (formerly     442,811              425,500              385,946
Mercury Large-Cap Core)
MFS(R) Value Portfolio                           222,190              144,604              123,833
Pioneer Fund Portfolio                           141,738              107,093                N/A
Pioneer Mid-Cap Value Portfolio                   11,216                 N/A                 N/A
Pioneer Strategic Income Portfolio(1)            502,569                 N/A                 N/A
Dreman Small Cap Value Portfolio                  12,198                 N/A                 N/A
Janus Capital Appreciation Portfolio           3,967,827            4,482,969           4,313,143
Legg Mason Partners Managed Assets Portfolio     796,047              722,012             657,847
-----------------------

(1) For the fiscal year ended October (31.)


         Information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.04% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2006 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, an aggregate of, $8,147,009, $6,320,204 and $4,527,919, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

         Effective May 1, 2006, the Met/AIM Capital Appreciation, Batterymarch Mid-Cap Stock, BlackRock High Yield, MFS(R) Value, Pioneer Fund, Pioneer Mid-Cap Value, Pioneer Strategic Income, Dreman Small-Cap Value, Janus Capital Appreciation, BlackRock Large-Cap Core and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios paid administration, custody and transfer agent fees in 2005 in the aggregate amount of $1,548,174.

The Distributor


         The Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.


         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.


         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.


         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2005:*



                    Portfolio                           Total Distribution Fee Paid to Distributor
                    ---------                           ------------------------------------------


Met/Putnam Capital Opportunities                                           $10,896
Lord Abbett Bond Debenture                                               1,754,079
Lord Abbett Mid-Cap Value                                                  501,949
Lord Abbett Growth and Income                                            2,765,613
Van Kampen Mid-Cap Growth (formerly Lord Abbett                             92,971
Growth Opportunities)
Lord Abbett America's Value                                                134,965
Lazard Mid-Cap (formerly Met/AIM Mid Cap Core                              531,967
Equity)
Met/AIM Small Cap Growth                                                   712,935

Legg Mason Aggressive Growth (formerly Janus                               676,633
Aggressive Growth)
T. Rowe Price Mid-Cap Growth                                               925,887
MFS(R) Research International                                              966,119

Oppenheimer Capital Appreciation                                         1,251,641
PIMCO Inflation Protected Bond                                             978,180
PIMCO Total Return                                                       2,795,269
RCM Global Technology                                                      226,921
Harris Oakmark International                                             1,294,436
Third Avenue Small Cap Value                                               982,013
Goldman Sachs Mid-Cap Value                                                258,166
Neuberger Berman Real Estate                                               619,538
Turner Mid-Cap Growth                                                      134,167
MetLife Defensive Strategy                                                 686,931
MetLife Moderate Strategy                                                2,343,902
MetLife Balanced Strategy                                                6,838,148
MetLife Growth Strategy                                                  6,020,224
MetLife Aggressive Strategy                                              1,306,164
Legg Mason Value Equity                                                        573
Van Kampen Comstock                                                         47,771
         *The Trust currently does not offer Class C shares.


The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

         State Street Bank also serves as transfer agent for the Trust.

Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm


         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts, serves as the Trust's independent auditors.


                            REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                               NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.


                                FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

         Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio. Effective December 19, 2005 Met/AIM Mid-Cap Core Equity Portfolio changed its name to Lazard Mid-Cap Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid-Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Mercury Large-Cap Core Portfolio changed its name to BlackRock Large-Cap Core Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios to The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated forty-seven, forty-three of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not being offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Legg Mason Value Equity, Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Legg Mason Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Lazard Mid-Cap, Met/AIM Small Cap Growth, Harris Oakmark International, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (collectively, "MetLife"). As of December 31, 2005, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2005, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                FINANCIAL STATEMENTS


         The financial statements of the Met/Putnam Capital Opportunities, Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities (now known as Van Kampen Mid-Cap Growth), Legg Mason Value Equity, Lazard Mid-Cap, Met/AIM Small-Cap Growth, Janus Aggressive Growth (now known as Legg Mason Aggressive Growth), T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Harris Oakmark International, Goldman Sachs Mid-Cap Value, Neuberger Berman Real Estate, Third Avenue Small-Cap Value, Turner Mid-Cap Growth, Van Kampen Comstock, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy and MetLife Aggressive Strategy Portfolios for the year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of Disciplined Mid Cap Stock Portfolio (now known as Batterymarch Mid-Cap Stock), Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio), Mercury Large Cap Core Portfolio (now known as BlackRock Large-Cap Core Portfolio), MFS(R) Value Portfolio (now known as MFS(R) Value Portfolio), Pioneer Fund (now known as Pioneer Fund Portfolio), Pioneer Mid Cap Value Portfolio (now known as Pioneer Mid-Cap Value Portfolio) and Style Focus Series: Small Cap Value Portfolio (now known as Dreman Small-Cap Value Portfolio) for the year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of The Travelers Series Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of AIM Capital Appreciation Portfolio (now known as Met/AIM Capital Appreciation Portfolio) and Pioneer Strategic Income Portfolio (now known as Pioneer Strategic Income Portfolio) for the fiscal year ended October 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of The Travelers Series Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of the Managed Assets Trust (now known as Legg Mason Partners Managed Assets Portfolio) for the fiscal year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Managed Assets Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of Capital Appreciation Fund (now known as Janus Capital Appreciation Portfolio) for the year ended October 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Registered Public Accounting Firm, are included in the Annual Report of the Capital Appreciation Fund, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

                                APPENDIX A

                             SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                                        APPENDIX B

                         PROXY POLICIES AND PROCEDURES

                         AIM CAPITAL MANAGEMENT, INC.

                         PROXY POLICIES AND PROCEDURES

                         (As Amended October 1, 2005)

A. Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

..   Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

..   Attend less than 75 percent of the board and committee meetings without a valid excuse;

..   It is not clear that the director will be able to fulfill his function;

..   Implement or renew a dead-hand or modified dead-hand poison pill;

..   Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

..   Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

..   Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

..   Long-term financial performance of the target company relative to its industry; o Management's track record;

..   Portfolio manager's assessment;

..   Qualifications of director nominees (both slates);

..   Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

..   Background to the proxy contest.

II. Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

..   It is not clear that the auditors will be able to fulfill their function;

..   There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

..   The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

..   We will generally vote against equity-based plans where the total dilution
    (including all equity-based plans) is excessive.

..   We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

..   We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

..   We will vote for proposals to reprice options if there is a value-for-value
    (rather than a share-for-share) exchange.

..   We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

..   We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

..   We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

..   We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

..   We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

..   We will generally abstain from shareholder social and environmental proposals.

..   We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

..   We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

..   We will generally vote for proposals to lower barriers to shareholder action.

..   We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

..   We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

..   We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

..   We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. Restrictions Affecting Voting

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. Fund of Funds

When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. Conflict In These Policies

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                               [GRAPHIC OMITTED]

                    BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either
(a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

   By mail

   Batterymarch Financial Management, Inc.
   Attention: Compliance Department
   200 Clarendon Street, 49th Floor
   Boston, Massachusetts 02116
   USA

   By telephone

   (617) 266-8300

                        DREMAN VALUE MANAGEMENT L.L.C.

                     PROXY VOTING POLICIES AND PROCEDURES

I. Policy

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

    (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

         (1) Keep a record of each proxy received

         (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

         (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

         (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

         (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

         (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

   In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

    (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

    (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

    (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

    (2)  Whether the proposal acts to entrench existing management; and

    (3) Whether the proposal fairly compensates management for past and future performance.

   Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV. Conflicts of Interest

    (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

    (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V. Disclosure

      (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                       _________________
          information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

      (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

   The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

    (1) Copies of these proxy voting policies and procedures and any amendments thereto.

    (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

    (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

    (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

    (5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

FEDERATED INVESTORS

PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

   President of the Advisers (Keith Schappert)

   Vice Chairman of the Advisers (J. Thomas Madden)

   Chief Investment Officer for Global Equity (Stephen Auth)

   Director of Global Equity Research of the Advisers (Uri D. Landesman)

   Associate Director of Research (Curtis R. Gross)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

  . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

  . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

  . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

  . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

  . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

    1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

    2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

    3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

    4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

        . That the Advisers have a significant business relationship with the Interested Company;

        .   The proposals regarding which proxies were cast;

        . Any material communications between the Advisers and the Interested Company regarding the proposal; and

        . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

    5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the

Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

Federated Investors

Proxy Voting Policies and Practices

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

General Policy

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

Application to Specific Proposals

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

Corporate Governance

Generally, the Advisers will vote proxies:

  . In favor of the full slate of directors nominated in an uncontested election;

  . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

  . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

  . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

  . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

  . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

Capital Structure

Generally, the Advisers will vote proxies:

  . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

  . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

  . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

  .   In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans

Generally, the Advisers will vote proxies:

  . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

  . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

  . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

Corporate Transactions and Contested Elections

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

Shareholder Proposals

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

Cost/Benefit Analysis

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

  . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

  . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

  . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

  .   If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

PROXY VOTING

The Goldman Sachs Group, Inc.

   The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

   The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

   Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

   ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment

Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

   In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

   The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

   The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

   Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's website at http://www.sec.gov.

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                                                                     APPENDIX B

                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..   An auditor has a financial interest in or association with the company, and is therefore not independent,

..   Fees for non-audit services are excessive, or

..   There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


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2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6. Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..   It is intended for financing purposes with minimal or no dilution to current shareholders

..   It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..   Historic trading patterns

..   Rationale for the repricing

..   Value-for-value exchange

..   Option vesting

..   Term of the option

..   Exercise price

..   Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..   Purchase price is at least 85 percent of fair market value;

..   Offering period is 27 months or less; and

..   Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

                             HARRIS ASSOCIATES L.P.

                             PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES
_________________

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
                            ___

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

    6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

   CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to increase authorized shares.

    2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

    3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

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

    4. Harris will normally vote against the issuance of poison pill preferred shares.

    5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

   ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

   SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS
________________________________

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

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

CONFLICTS OF INTEREST
_____________________

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES
_________________

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and

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

confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

RECORDKEEPING AND REPORTING. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

                            Janus Capital Management
                Proxy Voting Procedures & Proxy Voting Guidelines
                          From 3/31/06 Form ADV Part II

                             Proxy Voting Procedures

The following represents the procedures for the Registrant with respect to the voting of proxies on behalf of all clients, including mutual funds advised by the Registrant, for which the Registrant has voting responsibility and the keeping of records relating to proxy voting.

General Policy. The Registrant votes proxies in the best interest of if its clients. The Registrant will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Registrant's Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, the Registrant seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. The Registrant recognizes that the exercise of voting rights on securities held by ERISA plans for which the Registrant has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, the Registrant will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed the Registrant as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee") develops the Registrant's positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to the Registrant's portfolio managers for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for the Registrant's portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes.
Annually the Registrant's Funds Board of Trustees, or a committee thereof, will review the Registrant's proxy voting process, policies and voting records.

Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. The Registrant has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Registrant upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. The Registrant also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of the Registrant (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Registrant's Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus "Fund of Funds." The Registrant advises certain portfolios or "fund of funds" that invest in other of the Registrant's funds. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested.
Accordingly, if an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as "echo-voting").

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if the Registrant has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, the Registrant will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, the Registrant will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on the Registrant's website.

The Registrant retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Registrant regarding votes cast in contradiction to the Registrant's guidelines. In addition, any document prepared by the Registrant that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


                             Proxy Voting Guidelines

The Registrant's Proxy Voting Guidelines (the "Guidelines") below summarize the Registrant's positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Registrant's Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all the Registrant's clients (including mutual funds) for which the Registrant has voting authority. The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

The Registrant has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides the Registrant with in-depth analysis and recommendations on complex proxy issues. While the Registrant attempts to apply the following Guidelines to proxy proposals, the Registrant reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by the Registrant.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Registrant may not vote in strict adherence to the Guidelines. In addition, the Registrant's portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of the Registrant' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Registrant will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. The Registrant will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where Registrant's funds held a security as of record date, but the Registrant sells its holdings prior to the shareholder meeting, the Registrant will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, the Registrant considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, the Registrant will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

2. After taking into consideration country-specific practices, the Registrant will generally vote in favor of uncontested director candidates, unless they:

o attend less than 75% of the board and committee meetings without a valid excuse;

o ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

o are non-independent directors and sit on the audit, compensation or nominating committees;

o are non-independent directors and the board does not have an audit, compensation, or nominating committees;

o are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service)

o are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

o serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service).

3. The Registrant will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. The Registrant will generally vote in favor of proposals to increase the minimum number of independent directors.

5. The Registrant believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, The Registrant will generally vote in favor of proposals regarding director indemnification arrangements.

6. The Registrant will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, the Registrant will generally vote against proposals relating to decreasing the size of a board of directors.

8. The Registrant will generally vote against proposals advocating classified or staggered boards of directors.

9. The Registrant will generally vote with management regarding proposals to declassify a board.

10. The Registrant will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11. The Registrant will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

12. The Registrant will evaluate proposals relating to contested auditors on a case-by case basis.*

13. The Registrant will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. The Registrant believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, the Registrant will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

The Registrant will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, the Registrant will generally vote against the plan.

In addition, the Registrant will generally oppose plans that:

o    provide for repricing of underwater options;

o    provide for automatic replenishment ("evergreen") or reload options; and/or

o create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

14. The Registrant will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

15. The Registrant will generally vote in favor of proposals requiring the expensing of options.

16. The Registrant will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. The Registrant will generally oppose proposals regarding the repricing of underwater options.

18. The Registrant will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. The Registrant will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

20. The Registrant will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. The Registrant will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22. The Registrant will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

o The parachute should be less attractive than an ongoing employment opportunity with the firm;

o    The triggering mechanism should be beyond the control of management; and

o The amount should not exceed three times base salary plus guaranteed benefits.

23. The Registrant will generally vote in favor of proposals intended to increase longterm stock ownership by executives, officers and directors. These may include: o requiring executive officers and directors to hold a minimum amount of stock in the company; o requiring stock acquired through exercised options to be held for a certain period of time; and o using restricted stock grants instead of options.

Other Corporate Matters

24. The Registrant will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25. The Registrant will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers). 26. The Registrant will generally oppose proposals for different classes of stock with different voting rights.

27. The Registrant will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.*

28. The Registrant will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

29. The Registrant will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, The Registrant will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.

30. The Registrant will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31. The Registrant will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

32. The Registrant will evaluate plans of reorganization on a case-by-case basis.*

33. The Registrant will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34. The Registrant will generally vote in favor of proposals regarding changes in company name.

35. The Registrant will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36. The Registrant will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37. The Registrant will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

38. The Registrant will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39. The Registrant will generally vote in favor of proposals to adopt cumulative voting.

40. The Registrant will generally vote in favor of proposals to require that voting be confidential.

41. The Registrant will generally oppose proposals requesting authorization of political contributions (mainly foreign). 42. The Registrant will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43. The Registrant will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

The Registrant is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. The Registrant will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44. The Registrant will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45. For shareholder proposals outside the scope of the Guidelines, the Registrant will solicit additional research and a recommendation from the Proxy Voting Service. The Registrant will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*


* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other the Registrant's relationships, business or otherwise.

                            PROXY VOTING POLICY OF
                            ______________________
                          LAZARD ASSET MANAGEMENT LLC
                          ___________________________

A. INTRODUCTION
   ____________

   As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

   Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

   This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES
   ______________________________

   Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION
   ______________________

   1. OVERVIEW
   ________

   Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for

Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

   2. ROLE OF THIRD PARTIES
   _____________________

   To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

   ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

   3. VOTING PROCESS
   ______________

   Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

   Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

   In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

   ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS
   ____________________

   Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

   1. ROUTINE ITEMS
   _____________

   Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     .   routine election or re-election of Directors;

     . appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     .   issues relating to the timing or conduct of annual meetings; and

     .   name changes.

   2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS
   ___________________________________________________

   Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

       A. BOARD OF DIRECTOR AND ITS COMMITTEES
          ____________________________________

   Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

     . FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

     . FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

     . ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

     . FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

     . FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

     . FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

     .   ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

     . AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

     . AGAINST shareholder proposals seeking union or special-interest representation on the Board;

     . AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

     . ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

     . AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

     . AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

       B. ANTI-TAKEOVER MEASURES
          ______________________

   Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

     . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

     . ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

     . AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

     .   AGAINST "blank check" preferred stock; and

     . ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

       C. CONDUCT OF SHAREHOLDER MEETINGS
          _______________________________

   Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

     .   AGAINST proposals to adjourn meetings;

     . AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

     .   FOR proposals providing for confidential voting;

     . AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

     . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

     .   ON A CASE-BY-CASE BASIS on changes to quorum requirements.

   3. CHANGES TO CAPITAL STRUCTURE
      ____________________________

   Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

        . FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

        .   FOR stock splits and reverse stock splits;

        . ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

        . ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

        . FOR management proposals to adopt or amend dividend reinvestment plans;

        . AGAINST changes in capital structure designed to be used in poison pill plans; and

        . ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

   4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES
      __________________________________________________________

   Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

        .   ON A CASE-BY-CASE BASIS regarding all stock option plans;

        . AGAINST restricted stock plans that do not involve any performance criteria;

        .   FOR employee stock purchase plans;

        .   ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

        .   FOR deferred compensation plans;

        .   AGAINST proposals to approve executive loans to exercise options;

        .   AGAINST proposals to re-price underwater options;

        . ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

        . AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

   5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS
      __________________________________________

   Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

   6. SOCIAL AND POLITICAL ISSUES
      ___________________________

   Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

   Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

   E. VOTING NON-U.S. SECURITIES
      _________________________

   Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST
   _____________________

   1. OVERVIEW
      ________

   Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

   Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

  . Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

  . Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

  . Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

  . A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

   2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS
      _____________________________________________

   All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.

   ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

   Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

   3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS
      ___________________________________________________________________

   Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

       A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST
          __________________________________________

   Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

   If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

       B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE
          ________________________________________

   In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a

Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

       G. REVIEW OF POLICY
          ________________

   The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

REVISED AS OF MAY 1,2005

                      LEGG MASON CAPITAL MANAGEMENT, INC.
                  LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                        PROXY PRINCIPLES AND PROCEDURES

OVERVIEW
________

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
__________

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE
- Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
__________

OVERSIGHT

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

   Compliance Review
   _________________

   A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

   1. IDENTIFYING POTENTIAL CONFLICTS. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

       (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

       (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

       (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

   2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

   If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

   If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

       (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

       (b) After the determination is made, the following procedures will apply:

             (i) If the final determination is that the potential conflict IS NOT MATERIAL, the proxy issue will be forwarded to the Proxy Officer for voting.

             (ii) If the final determination is that the potential conflict IS MATERIAL, LMCM will adhere to the following procedures:

              A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

              B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

   Proxy Officer Duties
   ____________________

   The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

   Proxy Administrator Duties
   __________________________

   The Proxy Administrator:

   1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

   2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

   3. Will use best efforts to obtain missing proxies from custodians;

   4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

   5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

   6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

   7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

   1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

   2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

   3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

   4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

   5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                  SCHEDULE A
                            PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)  Obligations of the Board of Directors

2)  Compensation of management and the Board of Directors

3)  Take-over protections

4)  Shareholders' rights

PROXY ISSUE                                                     LMCM GUIDELINE
-----------                                                     --------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated       For
directors, independent of management

NOMINATING PROCESS: independent nominating committee             For
seeking qualified candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must       For
be no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                  For

STAGGERED BOARDS                                                 Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/                   Case-by-Case
CHAIRMAN)

COMPENSATION REVIEW PROCESS: compensation committee              For
comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of      For
liability and provide indemnification

AUDIT PROCESS                                                    For

BOARD COMMITTEE STRUCTURE: audit, compensation, and              For
nominating and/or governance committee consisting entirely
of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal           For
board activities amts should be approved by a board of
independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                            Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and             For
material cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder        For
advisory committees, requirement that candidates be
nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                              For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING              For
CEO)

VOTES FOR SPECIFIC DIRECTORS                                     Case-by-Case

- CONTINUED -

PROXY ISSUE                                             LMCM GUIDELINE
-----------                                             ----------------------------------------
MANAGEMENT AND DIRECTOR
  COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:          Case-by-Case

FORM OF VEHICLE: grants of stock options, stock         Case-by-Case
appreciation rights, phantom shares and restricted
stock

PRICE                                                   Against plans whose underlying
                                                        securities are to be issued at less than
                                                        100% of the current market value

RE-PRICING: plans that allow the Board of Directors to Against lower the exercise price of options already granted if the stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than     Case-by-Case
ten years

EXPIRY: "evergreen" stock option plans                  Against

DILUTION:                                               Case-by-Case - taking into account
                                                        value creation, commitment to
                                                        shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested        Against
when granted

PERFORMANCE VESTING: link granting of options, or       For
vesting of options previously granted, to specific
performance targets

CONCENTRATION: authorization to allocate 20% or more    Against
of the available options to any one individual in any
one year

DIRECTOR ELIGIBILITY: stock option plans for directors Case-by-Case if terms and conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in    Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares

CHANGE IN CONTROL: change in control arrangements       Against
developed during a take-over fight specifically to
entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to       Against
outside directors in event of a change in control

BOARD DISCRETION: plans to give Board broad             Against
discretion in setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to          Against
employees to pay for stock or options

DIRECTOR COMPENSATION: % of directors'                  For
compensation in form of common shares

GOLDEN PARACHUTES                                       Case-by-Case

EXPENSE STOCK OPTIONS                                   For

SEVERANCE PACKAGES: must receive shareholder            For
approval

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED      Against
PLANS

RELOAD OPTIONS                                          Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR                Against
EMPLOYEES

EMPLOYEE STOCK PURCHASE PLANS                           Case-by-Case

- CONTINUED -

 PROXY ISSUE                                          LMCM GUIDELINE
 -----------                                          -------------------------
 TAKEOVER PROTECTIONS

 SHAREHOLDER RIGHTS PLANS: plans that go beyond       Against
 ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid

 GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS         Case-by-Case
 AND OTHER PURCHASE TRANSACTIONS

 LOCK-UP ARRANGEMENTS: "hard" lock-up                 Against
 arrangements that serve to prevent competing bids in a takeover situation

 CROWN JEWEL DEFENSES                                 Against

 PAYMENT OF GREENMAIL                                 Against

 "CONTINUING DIRECTOR" OR "DEFERRED                   Against
 REDEMPTION" PROVISIONS: provisions that seek to limit the discretion of a future board to redeem the plan

 CHANGE CORPORATION'S DOMICILE: if reason for         Against
 re-incorporation is to take advantage of protective statutes (anti-takeover)

 POISON PILLS: receive shareholder ratification       For

 REDEMPTION/RATIFICATION OF POISON PILL               For

 SHAREHOLDERS' RIGHTS

 CONFIDENTIAL VOTING BY SHAREHOLDERS                  For

 DUAL-CLASS SHARE STRUCTURES                          Against

 LINKED PROPOSALS: with the objective of making       Against
 one element of a proposal more acceptable

 BLANK CHECK PREFERRED SHARES: authorization of,      Against
 or an increase in, blank check preferred shares

 SUPERMAJORITY APPROVAL OF BUSINESS                   Against
 TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares

 INCREASE IN AUTHORIZED SHARES: provided the          For
 amount requested is necessary for sound business reasons

 SHAREHOLDER PROPOSALS                                Case-by-Case

 STAKEHOLDER PROPOSALS                                Case-by-Case

 ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH        Against
 VOTING RIGHTS TO BE DETERMINED BY THE BOARD
 WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

 "FAIR PRICE" PROVISIONS: Measures to limit ability   For
 to buy back shares from particular shareholder at higher-than-market prices

 PREEMPTIVE RIGHTS                                    For

 ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP      For
 REQUIRE PRIOR SHAREHOLDER APPROVAL (including
 "anti-takeover" measures)

 ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT          For

 ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS          For

 SOCIAL AND ENVIRONMENTAL ISSUES                      As recommended by Company
                                                      Management

 REIMBURSING PROXY SOLICITATION EXPENSES              Case-by-Case

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                         LOOMIS SAYLES & COMPANY, L.P.

                              Proxy Voting Policy

                             and Procedure Manual

                                 JUNE 30, 2004

                       AMENDED MARCH 31 AND MAY 16, 2005



CONTENTS

1   GENERAL                                                                B-77

    Introduction                                                           B-77
    General Guidelines                                                     B-78
    Proxy Committee                                                        B-80
    Conflicts of Interest                                                  B-82
    Recordkeeping and Disclosure                                           B-82

2   PROPOSALS USUALLY VOTED FOR                                            B-83

    Director Nominees in Uncontested Elections                             B-83
    Chairman and CEO are the Same Person                                   B-83
    Shareholder Ability to Remove Directors                                B-83
    Annual Election of Directors                                           B-83
    Shareholder Ability to Alter the Size of the Board                     B-84
    Independent Audit, Compensation and Nominating Committees              B-84
    Ratifying Auditors                                                     B-84
    Cumulative Voting                                                      B-84
    Majority Voting                                                        B-84
    Fair Price Provisions                                                  B-84
    White Squire Placements                                                B-84
    Equal Access                                                           B-84
    Stock Distributions: Splits and Dividends                              B-85
    Blank Check Preferred Authorization                                    B-85
    Adjustments to Par Value of Common Stock                               B-85
    Share Repurchase Programs                                              B-85
    OBRA-Related Compensation Proposals                                    B-85
    Appraisal Rights                                                       B-86
    Changing Corporate Name                                                B-86
    Confidential Voting                                                    B-86
    Golden and Tin Parachutes                                              B-86

3   PROPOSALS USUALLY VOTED AGAINST                                        B-86

    Shareholder Ability to Remove Directors                                B-87
    Staggered Director Elections                                           B-87
    Stock Ownership Requirements                                           B-87
    Term of Office                                                         B-87
    Director and Officer Indemnification and Liability Protection          B-87
    Shareholder Ability to Call Special Meetings                           B-87
    Shareholder Ability to Act by Written Consent                          B-87
    Unequal Voting Rights                                                  B-88
    Supermajority Shareholder Vote Requirements                            B-88
    Charitable and Political Contributions                                 B-88
    Common Stock Authorization                                             B-88


4   PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE     B-88

    Compensation Plans                                                     B-88
    Stock Option Plans                                                     B-88
    Employee Stock Ownership Plans                                         B-89
    401(k) Employee Benefit Plans                                          B-89

5   PROPOSALS REQUIRING SPECIAL CONSIDERATION                              B-89

    Director Nominees in Contested Elections                               B-89
    Proxy Contest Defenses                                                 B-89
    Reimburse Proxy Solicitation Expenses                                  B-89
    Tender Offer Defenses                                                  B-89
    Poison Pills                                                           B-90
    Greenmail                                                              B-90
    Bundled Proposals                                                      B-90
    Shareholder Advisory Committees                                        B-90
    Preemptive Rights                                                      B-90
    Debt Restructurings                                                    B-90
    Shareholder Proposals to Limit Executive and Director Pay              B-91
    State Takeover Statutes                                                B-91
    Reincorporation Proposals                                              B-91
    Mergers and Acquisitions                                               B-91
    Corporate Restructuring                                                B-91
    Spin-offs                                                              B-91
    Asset Sales                                                            B-91
    Liquidations                                                           B-92
    Environment and Social issues                                          B-92
       Energy and Environment                                              B-92
       Northern Ireland                                                    B-92
       Military Business                                                   B-92
       Maquiladora Standards and International Operations Policies         B-92
       Third World Debt Crisis                                             B-92
       Equal Employment Opportunity and Discrimination                     B-92
       Animal Rights                                                       B-92
       Product Integrity and Marketing                                     B-92
       Human Resource Issues                                               B-92
    Election of Mutual Fund Trustees                                       B-93
    Mutual Fund Investment Advisory Agreement                              B-93
    Mutual Fund Fundamental Investment Restrictions                        B-93
    Mutual Fund Distribution Agreements                                    B-93

1. GENERAL

A.  Introduction.

    Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
    1994).

    Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research.

    Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B.  General Guidelines.

    The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

     1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

     2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

     3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

     4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

     5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

     6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

     7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

     8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.  Proxy Committee.

     1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

     2.  Duties. The specific responsibilities of the Proxy Committee, include,

         a. to develop, authorize, implement and update these Proxy Voting Procedures, including

             (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

             (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

             (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

         b.  to oversee the proxy voting process, including;

             (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

             (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

             (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

         c. to engage and oversee third-party vendors, including Proxy Voting Services; and

         d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3.  Standards.

         a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

         b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

     4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.  Conflicts of Interest.

    Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps:
    (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.  Recordkeeping and Disclosure.

    Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
    (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

   Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

   Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

   2. PROPOSALS USUALLY VOTED FOR

   Proxies involving the issues set forth below generally will be voted FOR.

   Director Nominees in Uncontested Elections: A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee. B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no lead or presiding director or if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

   Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

   Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

   Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

    Shareholder Ability to Alter the Size of the Board:

    A. Vote for proposals that seek to fix the size of the board.

    B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

    Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

    Ratifying Auditors:

    A. Generally vote for proposals to ratify auditors.

    B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

    Cumulative Voting: Vote for proposals to permit cumulative voting.

    Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

    Fair Price Provisions:

    A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

    B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

    White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

    Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

    Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

    Blank Check Preferred Authorization:

    A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

    B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

    Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

    Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

    OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

    A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

    C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

    D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
    Section 162(m) should be evaluated on a case-by-case basis.

    Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

    Changing Corporate Name: Vote for changing the corporate name.

    Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

    Golden and Tin Parachutes:

    A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

    B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

    3. PROPOSALS USUALLY VOTED AGAINST

    Proxies involving the issues set forth below generally will be voted
    AGAINST.

    Shareholder Ability to Remove Directors:

    A. Vote against proposals that provide that directors may be removed only for cause.

    B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    Staggered Director Elections: Vote against proposals to classify or stagger the board.

    Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

    Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

    Director and Officer Indemnification and Liability Protection:

    A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

    B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if
    (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
    (ii) only if the director's legal expenses would be covered.

    Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

    Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

    Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

    Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

    Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

    Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

    4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

    Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

    Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

    Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote against plans which expressly permit repricing of underwater options.

    B. Vote against proposals to make all stock options performance based.

    C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

    D. Vote for proposals that request expensing of stock options.

    Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

    401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

    5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

    The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

    Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

    Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

    Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

    Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

    Poison Pills:

    A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

    B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

    C. Review on a case-by-case basis management proposals to ratify a poison pill.

    Greenmail:

    A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

    Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

    Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

    Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

    Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

    Shareholder Proposals to Limit Executive and Director Pay:

    A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

    B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

    State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

    Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

    Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

    Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

    Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

    Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

    Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
    (iv) is otherwise appropriate for the issuer.

         Energy and Environment: Proposals that request companies to file the CERES Principles.

         Northern Ireland: Proposals pertaining to the MacBride Principles.

         Military Business: Proposals on defense issues.

         Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

         Third World Debt Crisis: Proposals dealing with third world debt.

         Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

         Animal Rights: Proposals that deal with animal rights.

         Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

         Human Resources Issues: Proposals regarding human resources issues.

    Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

    Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

    Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

    Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

                             LORD, ABBETT & CO LLC
                      SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise with any institutional client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases), and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS
_____________________

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis.

Lord Abbett will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.

INCENTIVE COMPENSATION PLANS
____________________________

Lord Abbett usually votes with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.

Lord Abbett uses ISS for guidance on appropriate compensation ranges for various industries and company sizes. In large-cap companies, Lord Abbett would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Lord Abbett generally opposes cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

SHAREHOLDER RIGHTS
__________________

Cumulative Voting
___________________

We generally oppose cumulative voting proposals on the basis that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
___________________

On balance, Lord Abbett believes shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting
____________________

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.

TAKEOVER ISSUES
_______________

Votes on mergers and acquisitions must be considered on a case-by-case basis. It is Lord Abbett's policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that Lord Abbett supports, as long as they are not tied in with other measures that clearly entrench management, are:
Anti-greenmail provisions, Fair Price Amendments, Shareholder Rights Plans and "Chewable Pill" provisions.

SOCIAL ISSUES
_____________

It is Lord Abbett's general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.

CLIENT VOTING INSTRUCTIONS
__________________________

A client may instruct Lord Abbett how to vote a particular proxy or how to vote all proxies for securities held in its Lord Abbett account. Lord Abbett will accept such voting instructions from a client.

OBTAINING FURTHER INFORMATION
_____________________________

If a Lord Abbett institutional client would like a copy of Lord Abbett's complete proxy voting policies and procedures or information as to how Lord Abbett voted the securities in the client's account, the client should call
(201) 395-2467 and request such policies and procedures and/or such proxy voting information.

If a client of Lord Abbett's Separately Managed Accounts would like the complete policies and procedures or voting information, that client should contact their Program Sponsor and request their Program Sponsor to call Lord Abbett's Portfolio Specialist Group at (866) 772-3375 and request that information.

                                 Merrill Lynch
                      Summary of Proxy Voting Procedures


PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

   In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

   The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

   To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

   The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

   From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

   In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

   In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

   The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

   . Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

   . Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

  . Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

  . Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

  . Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

  . Routine proposals related to requests regarding the formalities of corporate meetings.

  . Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

  . Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                   MFS PROXY VOTING POLICIES AND PROCEDURES

SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

These policies and procedures include:

A. Voting Guidelines

B. Administrative Procedures

C. Monitoring System

D. Records Retention

E. Reports

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will

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consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

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CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

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FOREIGN ISSUERS - SHARE BLOCKING

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

    a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

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    b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and
       (ii) votes not clearly governed by these guidelines; and

    c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
(i) MFS is considering overriding these policies and guidelines, or
(ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

    a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
       (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

    b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

    c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

    d. For all potential material conflicts of interest identified under clause
       (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

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3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4. ANALYZING PROXIES

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)/1/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group./2/

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to

                                     B-107


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minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All

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proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS

Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following:
     (i) receiving financial statements or other reports from the board;
     (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs;
     (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/2/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

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                                                         [GRAPHIC APPEARS HERE]

                                                             COMPLIANCE PROGRAM

                          MET INVESTORS SERIES TRUST

                     PROXY VOTING POLICIES AND PROCEDURES
                     ____________________________________

I. TRUST'S POLICY STATEMENT

   Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

II. TRUST'S PROXY VOTING PROGRAM

   Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

   As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

   Met Investors Advisory, LLC ("MIA") serves as the sole investment adviser to the Asset Allocation Portfolios (each, a "Fund of Funds"), each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the "Underlying Portfolios"). MIA will vote proxies relating to share of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

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IV. ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

   Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

   A. Written Policies and Procedures: The Adviser must maintain written proxy
      _______________________________
   voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and the Manager upon request, copies of such policies and procedures.

   B. Fiduciary Duty: The Adviser's policies and procedures must be reasonably
      ______________
   designed to ensure that the Adviser votes client securities in the best interest of its clients.

   C. Conflicts of Interest: The Adviser's policies and procedures must include
      _____________________
   appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

   D. Voting Guidelines: The Adviser's policies and procedures must address
      _________________
   with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

   E. Monitoring Proxy Voting: The Adviser must have an established system
      _______________________
   and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

   F. Record Retention and Inspection: The Adviser must have an established
      _______________________________
   system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and the Manager such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or the Manager may reasonably request.

V. DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

   The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

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

VI. REPORTS TO TRUST'S BOARD OF TRUSTEES.

   The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

Adopted: November 19, 2003
Revised: December 31, 2005

                                     B-112

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                                                                     APPENDIX A

                     MORGAN STANLEY INVESTMENT MANAGEMENT
                      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT
   ________________

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
____________
procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in
_______________________
their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,

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consultants, and other institutional investors. The services provided to MSIM
Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is
___________________________________________
well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES
    ___________________________________

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES
     __________

A. MANAGEMENT PROPOSALS

    1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

       .  Selection or ratification of auditors.

       .  Approval of financial statements, director and auditor reports.

       .  General updating/corrective amendments to the charter.

       . Proposals to limit Directors' liability and/or broaden indemnification of Directors.

       . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

       . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       . Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

       .  Proposals to eliminate cumulative voting.

       .  Proposals to eliminate preemptive rights.

       . Proposals for confidential voting and independent tabulation of voting results.

       . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

             Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

         (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

         (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

         (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

    3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes
       ______________________

       . Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

       . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       .  Proposals for share repurchase plans.

       . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       .  Proposals to effect stock splits.

       . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation
       ____________

        . Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

        . Proposals for the establishment of employee stock option Plans and other employee ownership plans.

        . Proposals for the establishment of employee retirement and severance plans

       Anti-Takeover Matters
       _____________________

        . Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

        . Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).
       _______

        . Proposals to establish cumulative voting rights in the election of directors.

        . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

        . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        .   Proposals to create "blank check" preferred stock.

        .   Proposals relating to changes in capitalization by 100% or more.

        . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

        . Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

        .   Proposals to indemnify auditors.

    5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

       Corporate Transactions
       ______________________

        . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

        . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

        . Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

        . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

            (i)   The stock option plan should be incentive based;

            (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

            (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions
       ________________________

        .   Proposals requiring shareholder ratification of poison pills.

        . Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

    1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

       . Proposals requiring auditors to attend the annual meeting of shareholders.

        . Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

        . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

        . Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

        .   Proposals requiring confidential voting.

        .   Proposals to reduce or eliminate supermajority voting requirements.

        . Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

        .   Proposals to require the company to expense stock options.

    2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

        .   Proposals that limit tenure of directors.

        .   Proposals to limit golden parachutes.

        . Proposals requiring directors to own large amounts of stock to be eligible for election.

        . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

        .   Proposals that limit retirement benefits or executive compensation.

        . Proposals requiring shareholder approval for bylaw or charter amendments.

        .   Proposals requiring shareholder approval of executive compensation.

        .   Proposals requiring shareholder approval of golden parachutes.

        .   Proposals to eliminate certain anti-takeover related provisions.

        .   Proposals to prohibit payment of greenmail.

    3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

        . Proposals to declassify the Board of Directors (if management supports a classified board).

        . Proposals requiring a U.S. company to have a separate Chairman and CEO.

        . Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

        . Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        Proposals that require inappropriate endorsements or corporate actions.

        . Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A. PROXY REVIEW COMMITTEE

    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

       (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

       (c)   The Committee will meet at least monthly to (among other matters):
             (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and
             (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

       1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

       2. A material conflict of interest could exist in the following situations, among others:

       (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

       (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

       (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. PROXY VOTING REPORTS

       (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

       (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

1

NEUBERGER BERMAN, LLC
NEUBERGER BERMAN MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES
Non-Socially Responsive Clients

I. Introduction and General Principles

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;
(2) overseeing the proxy voting process; and
(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting

3

delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;
(2) vote and submit proxies in a timely manner;
(3) handle other administrative functions of proxy voting;
(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5) maintain records of votes cast; and
(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment

Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other

4

matters in a form adopted by the Proxy Committee from time to time. In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time. In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request;

5

(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);
(3) a record of each vote cast (which ISS maintains on NB's behalf);
(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;
(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records. Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy. Effective June 2003

EXHIBIT A

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

..   An auditor has a financial interest in or association with the company, and is therefore not independent

..   Fees for non-audit services are excessive, or

..   There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

2

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

3

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

..   It is intended for financing purposes with minimal or no dilution to current shareholders 4

..   It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..   Historic trading patterns

..   Rationale for the repricing

..   Value-for-value exchange

..   Option vesting

..   Term of the option

..   Exercise price

..   Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..   Purchase price is at least 85 percent of fair market value

..   Offering period is 27 months or less, and

..   Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

5

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

..   there are concerns about the accounts presented or audit procedures used; or

..   the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

..   there are serious concerns about the accounts presented or the audit procedures used;

..   the auditors are being changed without explanation; or

..   nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

..   there are serious concerns about the statutory reports presented or the audit procedures used;

..   questions exist concerning any of the statutory auditors being appointed; or

..   the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

..   the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

..   the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

2

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

..   there are clear concerns about the past performance of the company or the board; or

..   the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

..   there are serious questions about actions of the board or management for the year in question; or

..   legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

3

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

..   the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

..   the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

4

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

..   clear evidence of past abuse of the authority is available; or

..   the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

..   the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

5

..   the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EXHIBIT B

POLICIES, PROCEDURES AND PRACTICES REGARDING

POTENTIAL CONFLICTS OF INTEREST

Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

REGULATORY OVERSIGHT--ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940.

Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

BOARD POLICY--The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

OWNERSHIP--ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

TRANSPARENCY OF VOTING POLICIES--ISS makes its proxy voting policies readily available to issuers and investors. The ISS PROXY VOTING MANUAL, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

Potential Conflicts of Interest

FULL DISCLOSURE--Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

SEPARATE STAFFS/PHYSICAL SEPARATION--ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

NO GUARANTEES--Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

BLACKOUT PERIOD--Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

NO BACKROOM DEALS--ISS requires issuers to provide written documentation--signed by an executive level manager--before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request. We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

Updated: April 2003

OppenheimerFunds, Inc.
498 Seventh Avenue
New York, New York 10018

       Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures

                                August 1, 2003

   These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A. Accounts for which OFI has Proxy Voting Responsibility

   Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

   In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. Objective

  . OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

   When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

   In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. Proxy Voting Agent

   OFI has retained Institutional Shareholder Services ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

   ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

   ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

  .   The name of the issuer of the portfolio security;

  .   The exchange ticker symbol of the portfolio security;

  .   The CUSIP number for the portfolio security;

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the fund cast its vote on the matter;

  . How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

  .   Whether the fund cast its vote for or against management.

   The ISS reports also include the ISS recommended vote on each proposal.

D. Proxy Voting Coordinator

   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. Conflicts of Interest

   OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. Proxy Voting Guidelines

The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

              Oppenheimer Funds Portfolio Proxy Voting Guidelines

                                August 1, 2003

Summary

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

..   We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

..   In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

..   We support shareholder proposals to reduce a super-majority vote requirement.

..   We oppose management proposals to add a super-majority vote requirement.

..   We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class

..   We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

  .   We oppose re-pricing of stock options.

  . In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                               Oppenheimer Funds

                            Proxy Voting Guidelines

1.0  The Board of Directors

1.01 Voting on Director Nominees

Vote FOR each Director Nominee, except:

Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

Examples of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02 Elect Compensation Committee or Audit Committee

OPPOSE if Committee is not fully composed of Independent Directors.

An Independent Director is defined as a director that:

..   Has not been employed by the company or any affiliate in an executive capacity within the last five years.

..   Is not a member of a firm that is one of this company's paid advisors or consultants.

..   Is not employed by a significant customer or supplier of the company.

..   Does not have a personal services contract with the company.

..   Is not employed by a tax-exempt organization that receives significant contributions from the company.

..   Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

..   Has not had any business relationship that would be required to be disclosed under Regulation S-K.

..   a director's fees must be the sole compensation an audit committee member receives from the company.1

1.03 Establish a Nominating Committee

Oppose if less than all Directors on the Nominating Committee are Independent Directors.

1.04 Limit Composition of Committee(s) to Independent Directors

Review on a case-by-case basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05 Require that Directors' Fees be Paid in Stock

Vote WITH MANAGEMENT.

1.06 Approve Increase in Board Size

Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07 Approve Decrease in Board Size

SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08 Classify Board of Directors

Vote AGAINST proposal to classify the board of directors.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09 Officers/Directors Liability and Indemnification

SUPPORT proposal if it conforms to state law.

1.10 Director Age Restrictions

OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11 Establish Term Limits for Directors

Vote WITH MANAGEMENT.

1.12 Mandatory Retirement Age for Directors

OPPOSE provided there are term limits for Directors.

1.13 Separate CEO & Chairman Positions

Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14 Require Annual Election of Directors

Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15 Require that a Majority of Directors be Independent

Vote FOR proposal that a majority of Directors be Independent.

Consider proposals that more than a majority of Directors be Independent on a CASE-BY-CASE basis.

1.16 Establish Director Stock Ownership Requirements

Vote WITH MANAGEMENT

2.0  Auditors

2.01 Ratify Selection of Auditors

Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02 Approve Discharge of Auditors

Examine on a CASE-BY-CASE basis.

2.03 Audit Firm Rotation

Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  Proxy Contest Defenses

3.01 Eliminate Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02 Provide for Confidential Voting

OPPOSE.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  Tender Offer Defenses

4.01 Management Proposal to adopt shareholders rights plan ("poison pill")

These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02 Submit Poison Pill to Shareholder Vote

Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

OPPOSE.

4.04 Super-Majority Vote Requirements

Vote FOR shareholder proposal to reduce super-majority vote requirement.

Vote AGAINST management proposal to require supermajority vote.

4.05 Anti-Greenmail Amendments

Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  Corporate Governance

5.01 Establish Shareholder Advisory Committee

Vote WITH MANAGEMENT

5.02 Shareholders' Right to Call a Special Meeting

Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  Capital Structure

6.01 Increase Authorized Common Stock

SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02 Issue Tracking Stock

In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03 Submit Preferred Stock Issuance to Vote

SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04 Issue "Blank Check" Preferred Stock

OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05 Increase Authorization of "Blank Check" Preferred Stock

OPPOSE unless: (i) class of stock has already been approved by shareholders and
(ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  Compensation

We review compensation proposals on a CASE-BY-CASE basis.

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01 Employee Stock Purchase Plan

Vote FOR unless the offering period exceeds 12 months.

7.02 Cash Bonus Plan

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03 Non-Employee Director Stock Plans

Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04 Executive Stock Based Plans

OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.2

7.05 Bonus for Retiring Director

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06 Proposal to Re-price Stock Options

OPPOSE.

7.07 Submit Severance Agreement to Shareholder Vote

Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08 Shareholder Proposal to Limit Executive Compensation

Vote WITH MANAGEMENT

7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

Vote WITH MANAGEMENT

7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  State of Incorporation

8.01 Proposal to Change the Company's State of Incorporation

Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  Mergers and Restructuring

9.01 Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02 Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

9.03 Spin-offs

Votes on spin-offs should be considered on a case-by-case basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04 Asset Sales

Votes on asset sales should be made on a case-by-case basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05 Liquidations

Votes on liquidations should be made on a case-by-case basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06 Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07 Changing Corporate Name

Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08 Severance Agreements that are Operative in Event of Change of Control

Review case-by-case, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

--------
1   Per the proposed NYSE corporate governance standards for listed companies.

2 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

                                      PIMCO
                      PROXY VOTING POLICY AND PROCEDURES(1)



         The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(4)

         PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

         Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

         These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

         PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

         PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(6)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.


Reporting Requirements and the Availability of Proxy Voting Records

         Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

         PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

         Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

         PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

         Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

         In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         Board of Directors

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         Proxy Contests and Proxy Contest Defenses

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         Tender Offer Defenses

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         Capital Structure

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         Executive and Director Compensation

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         State of Incorporation

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         Mergers and Restructurings

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and
(v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         Miscellaneous Provisions

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                 * * * * *



--------
(1)     Revised as of Feb 14, 2006.


(2) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(3) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(4) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(5) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

(6) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                    PROXY VOTING POLICIES AND PROCEDURES OF
                      PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                            PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

  . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

  . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

  . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

  . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted
                                                   ___
when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

  . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

  .   Retains a record of the vote cast;

  . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

  . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

  .   A record memorializing the basis for each referral vote cast;

  . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

  . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

  .   Corporate name change.

  .   A change of corporate headquarters.

  .   Stock exchange listing.

  .   Establishment of time and place of annual meeting.

  .   Adjournment or postponement of annual meeting.

  .   Acceptance/approval of financial statements.

  . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

  .   Approval of minutes and other formalities.

  .   Authorization of the transferring of reserves and allocation of income.

  .   Amendments to authorized signatories.

  .   Approval of accounting method changes or change in fiscal year-end.

  .   Acceptance of labor agreements.

  .   Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

  . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

  .   Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

  .   Seek bids from other auditors.

  . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

  .   Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

  Pioneer will vote for:

  . Audit, compensation and nominating committees composed of independent directors exclusively.

  . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

  . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

  .   Election of an honorary director.

   We will vote against:

  .   Minimum stock ownership by directors.

  . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

  .   Requirements for union or special interest representation on the board.

  .   Requirements to provide two candidates for each board seat.

   We will vote on a case-by case basis on these issues:

  . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

  . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

  . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

   We will also vote against:

  . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

  . Directors who appear to lack independence or are associated with very poor corporate performance.

   We will vote on a case-by case basis on these issues:

  . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead "directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

  .   Contested election of directors.

  . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

  .   Mandatory retirement policies.

  . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

   Pioneer will vote for:

  .   Cumulative voting.

  .   Increase ability for shareholders to call special meetings.

  .   Increase ability for shareholders to act by written consent.

  .   Restrictions on the ability to make greenmail payments.

  .   Submitting rights plans to shareholder vote.

  .   Rescinding shareholder rights plans ("poison pills").

  .   Opting out of the following state takeover statutes:

     . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     . Control share cash-out provisions, which require large holders to acquire shares from other holders.

     . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     .   Fair price provisions.

     .   Authorization of shareholder rights plans.

     .   Labor protection provisions.

     .   Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:

  . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

  . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

  .   Proposals that allow shareholders to nominate directors.

   We will vote against:

  .   Classified boards, except in the case of closed-end mutual funds.

  . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

  .   Classes of shares with unequal voting rights.

  .   Supermajority vote requirements.

  . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

  . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

  .   Extension of advance notice requirements for shareholder proposals.

  . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

  . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

   Pioneer will vote for:

  .   Changes in par value.

  .   Reverse splits, if accompanied by a reduction in number of shares.

  . Share repurchase programs, if all shareholders may participate on equal terms.

  .   Bond issuance.

  .   Increases in "ordinary" preferred stock.

  . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

  .   Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:

  . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

  . Increase in authorized common stock. We will make a determination considering, among other factors:

     .   Number of shares currently available for issuance;

     . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     .   Proposed use of the additional shares; and

     . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

  . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

  .   Proposals to submit private placements to shareholder vote.

  .   Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

   Pioneer will vote for:

  .   401(k) benefit plans.

  . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

  . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     .   Amendments to performance plans to conform with OBRA;

     .   Caps on annual grants or amendments of administrative features;

     .   Adding performance goals; and

     .   Cash or cash-and-stock bonus plans.

  . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

  .   Require that option repricings be submitted to shareholders.

  .   Require the expensing of stock-option awards.

  . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

  . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

   We will vote on a case-by-case basis on the following issues:

  . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

     . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                 DILUTION = (A + B + C) / (A + B + C + D), WHERE
                 A = SHARES RESERVED FOR PLAN/AMENDMENT,
                 B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                 C = SHARES GRANTED BUT UNEXERCISED AND
                 D = SHARES OUTSTANDING.

     .   The plan must not:

        . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

        . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     . We are generally in favor of proposals that increase participation beyond executives.

  .   All other employee stock purchase plans.

  . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

  . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

   We will vote against:

  . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

  .   Elimination of stock option plans.

   We will vote on a case-by case basis on these issues:

  .   Limits on executive and director pay.

  .   Stock in lieu of cash compensation for directors.

Corporate Governance

   Pioneer will vote for:

  .   Confidential Voting.

  . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

  . Proposals requiring directors to disclose their ownership of shares in the company.

   We will vote on a case-by-case basis on the following issues:

  . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

  .   Bundled proposals. We will evaluate the overall impact of the proposal.

  .   Adopting or amending the charter, bylaws or articles of association.

  . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

   We will vote against:

  . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

  .   Limitations on stock ownership or voting rights.

  .   Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

   Pioneer will vote on the following and similar issues on a case-by-case basis:

  .   Mergers and acquisitions.

  . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

  .   Debt restructurings.

  .   Conversion of securities.

  .   Issuance of shares to facilitate a merger.

  .   Private placements, warrants, convertible debentures.

  . Proposals requiring management to inform shareholders of merger opportunities.

   We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

   Pioneer will vote for:

  .   Establishment of new classes or series of shares.

  .   Establishment of a master-feeder structure.

   Pioneer will vote on a case-by-case on:

  . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

  .   Approval of new or amended advisory contracts.

  .   Changes from closed-end to open-end format.

  .   Authorization for, or increase in, preferred shares.

  .   Disposition of assets, termination, liquidation, or mergers.

  . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

  .   Conduct studies regarding certain issues of public concern and interest;

  . Study the feasibility of the company taking certain actions with regard to such issues; or

  . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                                                January 3, 2005

                              PUTNAM INVESTMENTS

                            Proxy Voting Procedures
                            _______________________

INTRODUCTION AND SUMMARY
________________________

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

PROXY COMMITTEE
_______________

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2   considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION
___________________________

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.  prepares and distributes reports required by Putnam clients.

PROXY VOTING GUIDELINES
_______________________

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS
______________________

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST
_____________________

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

     1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

     2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

     3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

     4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

     5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING
_____________

The Legal and Compliance Department will retain copies of the following books and records:

     1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

     2. A copy of each proxy statement received with respect to securities in client accounts;

     3.  Records of each vote cast for each client;

     4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

     5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                  Exhibit A to Proxy Procedures
                                                  _____________________________

                  PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements.
Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:
                      ___

    A. MATTERS RELATING TO THE BOARD OF DIRECTORS
       __________________________________________

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the
                                                             ___
election of the company's nominees for directors and FOR board-approved
                                                     ___
proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

  .   Putnam will WITHHOLD VOTES for the entire board of directors if
                  ______________

  .   The board does not have a majority of independent directors,

  . The board does not have nominating, audit and compensation committees composed solely of independent directors,

  . The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

  . The board adopted or renewed a shareholder rights plan (commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.
                                                     __________________

  .   Putnam will WITHHOLD VOTES for any nominee for director who is considered
                  ______________
      an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

  .   Putnam will WITHHOLD VOTES for any nominee for director who attends less
                  ______________
      than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

  .   Putnam will WITHHOLD VOTES for the entire board of directors if the board
                  ______________
      has more than 19 members or fewer than five members, absent special
                    __                       ____
      circumstances.

  .   Putnam will vote on a CASE-BY-CASE BASIS in contested elections of
                            __________________
      directors.

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

        .   Putnam will WITHHOLD VOTES for any nominee for director of a public
                        ______________
            company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

        .   Putnam will WITHHOLD VOTES for any nominee for director who serves
                        ______________
            on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

  .   Putnam will vote AGAINST proposals to classify a board, absent special
                       _______
      circumstances indicating that shareholder interests would be better served by this structure.

       B. EXECUTIVE COMPENSATION
          ______________________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating
                      __________________
to executive compensation, except as follows:

  . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option and restricted
                                           ___
      stock plans that will result in an average annual dilution of 1.67% or
                                                 ______
      less (based on the disclosed term of the plan and including all equity-based plans).

  .   Putnam will vote AGAINST stock option and restricted stock plans that
                       _______
      will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

  .   Putnam will vote AGAINST any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

  .   Putnam will vote AGAINST stock option plans that permit replacing or
                       _______
      repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

  .   Putnam will vote AGAINST stock option plans that permit issuance of
                       _______
      options with an exercise price below the stock's current market price.

  . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans that
                                     ___
      have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

         C.  CAPITALIZATION
             ______________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving
                      __________________
changes to a company's capitalization.

  .   Putnam will vote FOR proposals relating to the authorization of
                       ___
      additional common stock (except where such proposals relate to a specific transaction).

  .   Putnam will vote FOR proposals to affect stock splits (excluding reverse
                       ___
      stock splits.)

  .   Putnam will vote FOR proposals authorizing share repurchase programs.
                       ___

       D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
          __________________________________________________________________
          TRANSACTIONS
          ____________

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as
                      __________________
acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

  .   Putnam will vote FOR mergers and reorganizations involving business
                       ___
      combinations designed solely to reincorporate a company in Delaware.

       E. ANTI-TAKEOVER MEASURES
          ______________________

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover
                 _______
measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or
                            __________________
      approve shareholder rights plans; and

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price
                            __________________
      provisions.

       F. OTHER BUSINESS MATTERS
          ______________________

Putnam will vote FOR board-approved proposals approving routine business
                 ___
matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a
                            __________________
      company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

  .   Putnam will vote AGAINST authorization to transact other unidentified,
                       _______
      substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD
                 ____________________________________________________________
OF DIRECTORS
____________
on all shareholder proposals, except as follows:

  .   Putnam will vote FOR shareholder proposals to declassify a board, absent
                       ___
      special circumstances which would indicate that shareholder interests are better served by a classified board structure.

  .   Putnam will vote FOR shareholder proposals to require shareholder
                       ___
      approval of shareholder rights plans.

  .   Putnam will vote FOR shareholder proposals that are consistent with
                       ___
      Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON-US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN
                                                                   __
ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:
_________________________________________________________

  .   Putnam will vote FOR shareholder proposals calling for a majority of the
                       ___
      directors to be independent of management.

  .   Putnam will vote FOR shareholder proposals seeking to increase the
  .                    ___
  .   independence of board nominating, audit and compensation committees.

  .   Putnam will vote FOR shareholder proposals that implement corporate
  .                    ___
  . governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

  .   Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1) the
  .                       __________________
  . issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

       (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

       (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

       (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Uncontested Election of Directors
_________________________________

   JAPAN

   A. MATTERS RELATING TO THE BOARD OF DIRECTORS
      __________________________________________

For companies that have established a U.S.-style corporate structure, Putnam will WITHHOLD VOTES for the entire board of directors if:
     ______________

  .   the board does not have a majority of outside directors,

  . the board has not established nominating and compensation committees composed of a majority of outside directors, or

  . the board has not established an audit committee composed of a majority of independent directors.

Putnam will WITHHOLD VOTES for the appointment of members of a company's board
            ______________
of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:
___________

BOARD STRUCTURE: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

DEFINITION OF OUTSIDE DIRECTOR AND INDEPENDENT DIRECTOR: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

       B. ARTICLE AMENDMENTS
          __________________

  .   Putnam will vote FOR article amendments seeking to adopt U.S.-Style
                       ___
      "Board with Committees" Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote AGAINST
                                                                     _______
      the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

  .   Putnam will vote AGAINST amendments to lower the quorum requirement,
                       _______
      unless Putnam believes it will not lead the company to slight its independent shareholders. However, where the company takes concrete steps to improve shareholder participation - such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet - or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam will vote FOR
                                                                      ___
      lowering the quorum requirement.

  .   Putnam will vote FOR amendments to reduce director's term in office
                       ___
      because Putnam supports annual elections for directors.

  .   Putnam will vote FOR amendments to extend internal auditors' term in
                       ___
      office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the board of internal auditors included in a recent amendment to the Commercial Code.

  .   Putnam will vote FOR requests to expand the board, unless the expansion
                       ___
      is clearly disproportionate to the growth in the scale of the business.

  .   Putnam will vote FOR amendments to introduce independent auditor
                       ___
      provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

  .   Putnam will vote FOR amendments to expand business lines. However, Putnam
                       ___
      will vote against where a company in financial difficulty proposed expansion into a risky field unrelated to its core business.

  .   Putnam will vote FOR amendments that seek to clarify director
                       ___
      authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

  .   Putnam will vote FOR amendments seeking to cancel year-end book closure.
                       ___
      As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be re-registered electronically in a matter of minutes.

  .   Putnam will vote FOR amendments seeking to introduce JASDEC provisions.
                       ___
      This allows the company to participate in Japan's automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

  . AUTHORIZING SHARE REPURCHASES AT BOARD'S DISCRETION: If there is any danger that a share repurchase program would lead to a creeping takeover, create concerns about liquidity and marketability for remaining shareholders, or the company generates insufficient cash flow, Putnam will vote AGAINST granting the board the authority to repurchase
                _______
      shares at its discretion. If none of those concerns apply, Putnam will vote for the article amendment granting the authority to the board (unless it's bundled with another amendment Putnam opposes).

       C. COMPENSATION RELATED MATTERS
          ____________________________

  .   Putnam will vote AGAINST option plans which allow the grant of options to
                       _______
       suppliers, customers, and other outsiders with little-to-no ability to impact the share price of the granting company.

  .   Putnam will vote AGAINST stock option grants to independent internal
                       _______
      statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

  . RETIREMENT BONUSES FOR DIRECTORS AND AUDITORS: When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, Putnam will vote AGAINST payment, particularly as the size of these payments are at
           _______
      the discretion of the board. Putnam will also vote AGAINST payment of
                                                         _______
      retirement bonuses to any statutory auditors who have been designated by the company as independent, regardless of the length of time they have served. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam's criteria, Putnam will vote AGAINST the entire item.
                                                        _______

       D. OTHER BUSINESS MATTERS
          ______________________

  .   MERGERS: Putnam votes FOR mergers by absorptions of wholly-owned
                            ___
      subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

  . SALE OF COMPANY ASSETS/ACQUISITION OF ASSETS OF ANOTHER COMPANY: Putnam will vote FOR the acquisition if it is between parent and wholly-owned
                ___
      subsidiary.

  .   FORMATION OF A HOLDING COMPANY: Putnam will vote FOR the formation of a
                                                       ___
      holding company, if routine. Holding companies, banned during the U.S. occupation of Japan after World War II, are once again legal in Japan, and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders' ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

      KOREA

Putnam will WITHHOLD VOTES for the entire board of directors if
            ______________

  .   the board does not have a majority of outside directors,

  . the board has not established a nominating committee composed of at least a majority of outside directors, or

  . the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an "outside director" is
__________
a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

       UNITED KINGDOM

Putnam will WITHHOLD VOTES for the entire board of directors if:
            ______________

  . the board does not have at least a majority of independent non-executive directors,

  . the board has not established nomination committees composed of a majority of independent non-executive directors, or

  . the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Putnam will WITHHOLD VOTES for any nominee for director who is considered an
            ______________
independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:
__________

APPLICATION OF GUIDELINES: Although the UK's Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

DEFINITION OF INDEPENDENCE: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director's independence.

SMALLER COMPANIES: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

   CANADA

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers IN ACCORDANCE WITH THE GUIDELINES APPLICABLE
                              ____________________________________________
TO U.S. ISSUERS.
________________

Commentary: Like the UK's Combined Code, the proposed policies on corporate
__________
governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

   HONG KONG

Proposal: Request for authority to issue shares without preemptive rights up to
________
20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote AGAINST the issuance of shares without preemptive rights
                 _______
unless the company provides specific language and terms that there will be
(1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section III. VOTING SHARES OF NON US ISSUERS.

                                                  Exhibit B to Proxy Procedures
                                                  _____________________________

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                             Proxy Recommendation

Company Name: XYZ INC.

From:Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting
firms regarding the proxy:      . NO RESPONSE WILL INDICATE THAT THERE HAVE
                          ______
BEEN NONE.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

..   Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced
                    _______________________
    below.

..   Please provide vote rationale when you believe additional information is
                   ______________
    necessary to explain your vote.

    Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:
_______________

1. [Description of item]
Rationale:
          ________

Proxy Service Analysis:

                                                  Exhibit C to Proxy Procedures
                                                  _____________________________

                              PUTNAM INVESTMENTS
                             PROXY VOTING CONFLICT
                          OF INTEREST DISCLOSURE FORM

1. COMPANY NAME:
                ______________________________________________

2. DATE OF MEETING:
                   ___________________________________________

3. REFERRAL ITEM(S):
                    __________________________________________

4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST: _______________________________________
   ___________________________________________________________________________

5. Describe procedures used to address any conflict of interest: Investment
                                                                 __________
   professional who was solicited to provide a recommendation was advised that
   ___________________________________________________________________________
   the recommendation must be provided without regard to any client or other
   _________________________________________________________________________
   business relationship between Putnam and the company. In addition, Putnam
   _________________________________________________________________________
   has made arrangements that, unless authorized by Putnam's Legal and
   ___________________________________________________________________
   Compliance Department, contacts from outside parties, except for
   ________________________________________________________________
   representatives of the issuing company, with respect to referral items will
   ___________________________________________________________________________
   be handled by Putnam's Legal and Compliance Department to prevent any
   _____________________________________________________________________
   influence on the investment process. In the case of contact between Putnam
   __________________________________________________________________________
   investment professionals and representatives of issuing companies, any such
   ___________________________________________________________________________
   contact will be documented and included in the proxy voting files.
   __________________________________________________________________

6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


-------------------------
Name: Victoria R. Card
Title: Assistant Vice President, Manager, Proxy Voting

                          RCM PROXY VOTING GUIDELINES
                                AND PROCEDURES

                                 JANUARY 2004

                               TABLE OF CONTENTS
                               _________________



POLICY STATEMENT AND VOTING PROCEDURE           PAGE B-204

RESOLVING CONFLICTS OF INTEREST                 PAGE B-205

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES  PAGE B-205

PROXY VOTING GUIDELINES                         PAGE B-206

ORDINARY BUSINESS MATTERS                       PAGE B-206

AUDITORS                                        PAGE B-206

BOARD OF DIRECTORS                              PAGE B-207

EXECUTIVE AND DIRECTOR COMPENSATION             PAGE B-209

CAPITAL STRUCTURE                               PAGE B-211

MERGERS AND CORPORATE RESTRUCTURING             PAGE B-212

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES PAGE B-213

SOCIAL AND ENVIRONMENTAL ISSUES                 PAGE B-215

                               POLICY STATEMENT

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                               VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                        RESOLVING CONFLICTS OF INTEREST

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                            PROXY VOTING GUIDELINES

                               ORDINARY BUSINESS
                               _________________

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                   AUDITORS
                                   ________

RATIFICATION OF AUDITORS: CASE-BY-CASE

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                              BOARD OF DIRECTORS
                              __________________

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                      EXECUTIVE AND DIRECTOR COMPENSATION
                      ___________________________________

STOCK INCENTIVE PLANS: CASE-BY-CASE

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                               CAPITAL STRUCTURE
                               _________________

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                      MERGERS AND CORPORATE RESTRUCTURING
                      ___________________________________

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

               ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
               ________________________________________________

POISON PILLS: CASE-BY-CASE

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                        SOCIAL AND ENVIRONMENTAL ISSUES
                        _______________________________

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

  .   Cost to implement proposed requirement
  .   Whether any actual abuses exist

  .   Whether the company has taken any action to address the problem
  . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

  . Whether any discrimination charges have been filed against the subject company within the past year;

  . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
  . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

                            THIRD AVENUE MANAGEMENT
                                 PROXY VOTING

As a buy and hold investor a primary consideration for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals.

The policy and procedures below describe how TAM votes proxies for its clients.

TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients, including the Funds. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management and reports to the Funds' Boards of Trustees. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

Corporate Governance Matters
____________________________

  .   Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

  .   State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

  .   Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

  .   Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

  .   Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

  .   Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

  .   Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

  .   Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

  .   Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

     .   Fees for non-audit services are excessive; or
     . The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

  .   Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

Equity-based Compensation Plans
_______________________________

  .   Approval of Plans or Plan Amendments

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

  .   Ability to re-price underwater options without shareholder approval.
  . Ability to issue options with an exercise price below the stock's current market price without shareholder approval.
  .   Ability to issue reload options.
  .   Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

  . Shareholder approval should be required in order to make any material change to the plan.
  . Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

Measures Relating to Takeovers
______________________________

  .   Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

  .   Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

  .   Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

  .   Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more.

  .   Greenmail

TAM will normally support proposals to restrict a company's ability to make greenmail payments.

  .   State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

Social Policy Issues
___________________

TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

Abstention From Voting
______________________

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

Foreign Securities
__________________

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets.

Securities Lending
__________________

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

Restrictions After Filing Form 13D
__________________________________

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10/th/ day after the Form 13D was filed.

Procedures
__________

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in the Funds.

Monitoring for Upcoming Votes
_____________________________

TAM's Accounting Department relies on the Funds' custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for the Funds. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

Proxy Voting Committee
______________________

The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends all meetings to present issues to be voted, field any conflict issues and document voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

Submitting the Vote
___________________

TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for the Funds in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for the Funds and provide the Legal Department with documentation that (and how) the shares have been voted.

Conflicts of Interest
_____________________

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

  . A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

  . TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

  . TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

  . TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

  .   Determine that there is no conflict or that it is immaterial.

  . Ensure that the proxy is voted in accordance with the policy guidelines stated above.

  . Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

  . Discuss the matter with the Funds' CCO who will present the conflict to the Board(s) of Trustees of the Funds, and obtain direction on how to vote the Funds' securities.

TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

  . Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

  . In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

Recordkeeping
_____________

TAM shall maintain all required records relating to its voting determinations.

1. TAM's Accounting Department shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for Fund accounts:

  . Proxy statements and other solicitation material received regarding securities held in Fund accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);
  .   Records of votes cast on behalf of the Funds; and
  .   Records of Fund shareholder requests for proxy voting information.

2. TAM's General Counsel shall maintain for six years (two in an easily accessible place):

  .   Proxy voting policies and procedures;
  . Written documentation supporting all determinations on matters not covered by the specific policy guidelines;
  .   Written documentation supporting all exceptions to the policy guidelines;
      and
  . Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

Fund Proxy Voting
_________________

The Trustees have delegated proxy voting authority to TAM, to vote generally in accordance with the Proxy Voting policies and procedures of TAM, which will be reviewed annually pursuant to the Annual Review requirements set forth herein.

Monitoring
__________

TAM's CCO will monitor TAM's proxy voting for conflicts of interest between the Funds' and other TAM clients. Where a conflict is detected the Funds' CCO will ensure that the proxies are voted in the best interest of the Funds' shareholders.

Fund Reporting
______________

The TAM Legal Department will file the Form N-PX required for each Fund pursuant to the 40 Act by August 31 of each year with respect to the year ended the previous June 30. The Legal Department will keep a record of information filed with the SEC for six years (two in an easily accessible place).

Form N-PX Procedures
____________________

The TAM Accounting Department will prepare the information required for the Form N-PX Filing. A separate Form N-PX is required for each Portfolio.

Specifically, the Accounting Department will report:

1. The name of the issuer;
2. The ticker symbol;

3. The security CUSIP number;
4. The shareholder meeting date;
5. A brief identification of the matter voted on;
6. Whether the matter is a shareholder or management proposal;
7. Whether TAM voted on the matter;
8. How TAM voted on the matter; and
9. Whether TAM voted with or against management.

The identification of the matter voted on should be consistent with the description in TAM's Proxy Voting Procedures or if the matter is not specifically addressed in the procedures, a description of the matter as provided in the proxy statement. All information will be prepared in a format provided by the Legal Department which will comply with the requirements of Form N-PX. The Funds' CCO will review the Form N-PX prior to filing for consistency with the Proxy Voting procedures. This report must contain the above information for all votes cast by each Fund for the 12 month period ending June 30 each year. The deadline for filing is the following August 31.

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.
T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

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VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

..   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

                                     B-228

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.. EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

.. SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  .   Corporate environmental practices;

  .   Board diversity;

  .   Employment practices and employment opportunity;

  .   Military, nuclear power and related energy issues;

  .   Tobacco, alcohol, infant formula and safety in advertising practices;

  .   Economic conversion and diversification;

  .   International labor practices and operating policies;

  .   Genetically-modified foods;

  .   Animal rights; and

  .   Political contributions/activities and charitable contributions.

   GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   Votes Against Company Management - Where ISS recommends a vote against
   _________________________________
management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

   INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

                                     B-229

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   DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

                                     B-230

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   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

   Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                                     B-231

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                       TURNER INVESTMENT PARTNERS, INC.
                       TURNER INVESTMENT MANAGEMENT, LLC
                        TURNER INVESTMENT ADVISORS, LLC

                      Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are:
(i) based upon an appropriate level of diligence and research, and
(ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or
(ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such

                                     B-233

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companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

   Andrew Mark, Director of Operations
    and Technology Administration
   C/o Turner Investment Partners, Inc.
   1205 Westlakes Drive, Suite 100
   Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

                                     B-234

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WESTERN ASSET MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

                                     B-235

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PROCEDURE

RESPONSIBILITY AND OVERSIGHT

THE WESTERN ASSET LEGAL AND COMPLIANCE DEPARTMENT ("COMPLIANCE DEPARTMENT") IS RESPONSIBLE FOR ADMINISTERING AND OVERSEEING THE PROXY VOTING PROCESS. THE GATHERING OF PROXIES IS COORDINATED THROUGH THE CORPORATE ACTIONS AREA OF INVESTMENT SUPPORT ("CORPORATE ACTIONS"). RESEARCH ANALYSTS AND PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING APPROPRIATE VOTING POSITIONS ON EACH PROXY UTILIZING ANY APPLICABLE GUIDELINES CONTAINED IN THESE PROCEDURES.

CLIENT AUTHORITY

AT ACCOUNT START-UP, OR UPON AMENDMENT OF AN IMA, THE APPLICABLE CLIENT IMA ARE SIMILARLY REVIEWED. IF AN AGREEMENT IS SILENT ON PROXY VOTING, BUT CONTAINS AN OVERALL DELEGATION OF DISCRETIONARY AUTHORITY OR IF THE ACCOUNT REPRESENTS ASSETS OF AN ERISA PLAN, WESTERN ASSET WILL ASSUME RESPONSIBILITY FOR PROXY VOTING. THE CLIENT ACCOUNT TRANSITION TEAM MAINTAINS A MATRIX OF PROXY VOTING AUTHORITY.

PROXY GATHERING

REGISTERED OWNERS OF RECORD, CLIENT CUSTODIANS, CLIENT BANKS AND TRUSTEES ("PROXY RECIPIENTS") THAT RECEIVE PROXY MATERIALS ON BEHALF OF CLIENTS SHOULD FORWARD THEM TO CORPORATE ACTIONS. PRIOR TO AUGUST 1, 2003, PROXY RECIPIENTS OF EXISTING CLIENTS WILL BE REMINDED OF THE APPROPRIATE ROUTING TO CORPORATE ACTIONS FOR PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. PROXY RECIPIENTS FOR NEW CLIENTS (OR, IF WESTERN ASSET BECOMES AWARE THAT THE APPLICABLE PROXY RECIPIENT FOR AN EXISTING CLIENT HAS CHANGED, THE PROXY RECIPIENT FOR THE EXISTING CLIENT) ARE NOTIFIED AT START-UP OF APPROPRIATE ROUTING TO CORPORATE ACTIONS OF PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. IF WESTERN ASSET PERSONNEL OTHER THAN CORPORATE ACTIONS RECEIVE PROXY MATERIALS, THEY SHOULD PROMPTLY FORWARD THE MATERIALS TO CORPORATE ACTIONS.

PROXY VOTING

ONCE PROXY MATERIALS ARE RECEIVED BY CORPORATE ACTIONS, THEY ARE FORWARDED TO THE COMPLIANCE DEPARTMENT FOR COORDINATION AND THE FOLLOWING ACTIONS:

    A. PROXIES ARE REVIEWED TO DETERMINE ACCOUNTS IMPACTED.

    B. IMPACTED ACCOUNTS ARE CHECKED TO CONFIRM WESTERN ASSET VOTING AUTHORITY.

    C. LEGAL AND COMPLIANCE DEPARTMENT STAFF REVIEWS PROXY ISSUES TO DETERMINE ANY MATERIAL CONFLICTS OF INTEREST. (SEE CONFLICTS OF INTEREST SECTION OF THESE PROCEDURES FOR FURTHER INFORMATION ON DETERMINING MATERIAL CONFLICTS OF INTEREST.)

    D. IF A MATERIAL CONFLICT OF INTEREST EXISTS, (I) TO THE EXTENT REASONABLY PRACTICABLE AND PERMITTED BY APPLICABLE LAW, THE CLIENT IS PROMPTLY NOTIFIED, THE CONFLICT IS DISCLOSED AND WESTERN ASSET OBTAINS THE CLIENT'S PROXY VOTING INSTRUCTIONS, AND (II)

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       TO THE EXTENT THAT IT IS NOT REASONABLY PRACTICABLE OR PERMITTED BY
       APPLICABLE LAW TO NOTIFY THE CLIENT AND OBTAIN SUCH INSTRUCTIONS (E.G., THE CLIENT IS A MUTUAL FUND OR OTHER COMMINGLED VEHICLE OR IS AN ERISA PLAN CLIENT), WESTERN ASSET SEEKS VOTING INSTRUCTIONS FROM AN INDEPENDENT THIRD PARTY.

    E. LEGAL AND COMPLIANCE DEPARTMENT STAFF PROVIDES PROXY MATERIAL TO THE APPROPRIATE RESEARCH ANALYST OR PORTFOLIO MANAGER TO OBTAIN THEIR RECOMMENDED VOTE. RESEARCH ANALYSTS AND PORTFOLIO MANAGERS DETERMINE VOTES ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE VOTING GUIDELINES CONTAINED IN THESE PROCEDURES. FOR AVOIDANCE OF DOUBT, DEPENDING ON THE BEST INTEREST OF EACH INDIVIDUAL CLIENT, WESTERN ASSET MAY VOTE THE SAME PROXY DIFFERENTLY FOR DIFFERENT CLIENTS. THE ANALYST'S OR PORTFOLIO MANAGER'S BASIS FOR THEIR DECISION IS DOCUMENTED AND MAINTAINED BY THE LEGAL AND COMPLIANCE DEPARTMENT.

    F. LEGAL AND COMPLIANCE DEPARTMENT STAFF VOTES THE PROXY PURSUANT TO THE INSTRUCTIONS RECEIVED IN (D) OR (E) AND RETURNS THE VOTED PROXY AS INDICATED IN THE PROXY MATERIALS.

TIMING

WESTERN ASSET PERSONNEL ACT IN SUCH A MANNER TO ENSURE THAT, ABSENT SPECIAL CIRCUMSTANCES, THE PROXY GATHERING AND PROXY VOTING STEPS NOTED ABOVE CAN BE COMPLETED BEFORE THE APPLICABLE DEADLINE FOR RETURNING PROXY VOTES.

RECORDKEEPING

WESTERN ASSET MAINTAINS RECORDS OF PROXIES VOTED PURSUANT TO SECTION 204-2 OF THE ADVISERS ACT AND ERISA DOL BULLETIN 94-2. THESE RECORDS INCLUDE:

    A. A COPY OF WESTERN ASSET'S POLICIES AND PROCEDURES.

    B. COPIES OF PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES.

    C. A COPY OF ANY DOCUMENT CREATED BY WESTERN ASSET THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES.

    D. EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND WESTERN ASSET'S WRITTEN RESPONSE TO BOTH VERBAL AND WRITTEN CLIENT REQUESTS.

    E. A PROXY LOG INCLUDING:

       1. ISSUER NAME;

       2. EXCHANGE TICKER SYMBOL OF THE ISSUER'S SHARES TO BE VOTED;

       3. COUNCIL ON UNIFORM SECURITIES IDENTIFICATION PROCEDURES ("CUSIP") NUMBER FOR THE SHARES TO BE VOTED;

       4. A BRIEF IDENTIFICATION OF THE MATTER VOTED ON;

       5. WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SHAREHOLDER OF THE ISSUER;

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       6. WHETHER A VOTE WAS CAST ON THE MATTER;

       7. A RECORD OF HOW THE VOTE WAS CAST; AND

       8. WHETHER THE VOTE WAS CAST FOR OR AGAINST THE RECOMMENDATION OF THE ISSUER'S MANAGEMENT TEAM.

RECORDS ARE MAINTAINED IN AN EASILY ACCESSIBLE PLACE FOR FIVE YEARS, THE FIRST TWO IN WESTERN ASSET'S OFFICES.

DISCLOSURE

WESTERN ASSET'S PROXY POLICIES ARE DESCRIBED IN THE FIRM'S PART II OF FORM ADV. CLIENTS WILL BE PROVIDED A COPY OF THESE POLICIES AND PROCEDURES UPON REQUEST. IN ADDITION, UPON REQUEST, CLIENTS MAY RECEIVE REPORTS ON HOW THEIR PROXIES HAVE BEEN VOTED.

CONFLICTS OF INTEREST

ALL PROXIES ARE REVIEWED BY THE COMPLIANCE DEPARTMENT FOR MATERIAL CONFLICTS OF INTEREST. ISSUES TO BE REVIEWED INCLUDE, BUT ARE NOT LIMITED TO:

       1. WHETHER WESTERN (OR, TO THE EXTENT REQUIRED TO BE CONSIDERED BY APPLICABLE LAW, ITS AFFILIATES) MANAGES ASSETS FOR THE COMPANY OR AN EMPLOYEE GROUP OF THE COMPANY OR OTHERWISE HAS AN INTEREST IN THE COMPANY;

       2. WHETHER WESTERN OR AN OFFICER OR DIRECTOR OF WESTERN OR THE APPLICABLE PORTFOLIO MANAGER OR ANALYST RESPONSIBLE FOR RECOMMENDING THE PROXY VOTE (TOGETHER, "VOTING PERSONS") IS A CLOSE RELATIVE OF OR HAS A PERSONAL OR BUSINESS RELATIONSHIP WITH AN EXECUTIVE, DIRECTOR OR PERSON WHO IS A CANDIDATE FOR DIRECTOR OF THE COMPANY OR IS A PARTICIPANT IN A PROXY CONTEST; AND

       3. WHETHER THERE IS ANY OTHER BUSINESS OR PERSONAL RELATIONSHIP WHERE A VOTING PERSON HAS A PERSONAL INTEREST IN THE OUTCOME OF THE MATTER BEFORE SHAREHOLDERS.

VOTING GUIDELINES

WESTERN ASSET'S SUBSTANTIVE VOTING DECISIONS TURN ON THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH PROXY VOTE AND ARE EVALUATED BY THE DESIGNATED RESEARCH ANALYST OR PORTFOLIO MANAGER. THE EXAMPLES OUTLINED BELOW ARE MEANT AS GUIDELINES TO AID IN THE DECISION MAKING PROCESS.

GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS WHICH HAVE BEEN APPROVED AND ARE RECOMMENDED BY A COMPANY'S BOARD OF DIRECTORS; PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN PROXY STATEMENTS; PART III ADDRESSES ISSUES RELATING TO VOTING SHARES OF INVESTMENT COMPANIES; AND PART IV ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO FOREIGN ISSUERS.

    I. Board Approved Proposals

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF THAT HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES, WESTERN ASSET GENERALLY VOTES IN SUPPORT OF DECISIONS REACHED BY INDEPENDENT BOARDS OF DIRECTORS. MORE SPECIFIC GUIDELINES RELATED TO CERTAIN BOARD-APPROVED PROPOSALS ARE AS FOLLOWS:

       1. Matters relating to the Board of Directors

       Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

       a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

       b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

       c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

       d. Votes are cast on a case-by-case basis in contested elections of directors.

       2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

           a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

           b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

           c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

           d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

       3. Matters relating to Capitalization

             The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

           a. Western Asset votes for proposals relating to the authorization of additional common stock.

           b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

           c. Western Asset votes for proposals authorizing share repurchase programs.

       4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

       5. Matters relating to Anti-Takeover Measures

             Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

           a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

           b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

       6. Other Business Matters

             Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

           a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

           b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

   II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

       1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

       2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

       3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

   III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

       1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

       2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

   IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

       1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

       2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

       3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

       4. Western Asset votes on a case-by-case basis on proposals relating to
       (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

   Retirement Accounts

   For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

   In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that:
(a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

                                                          Appendix C

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     MET/AIM CAPITAL APPRECIATION PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Kirk L. Anderson         13     $11,450,849,763      1      $68,417,684     212     $30,573,409
James G. Birdsall        13     $12,612,998,696      1      $68,417,684     212     $30,573,409
Robert J. Lloyd           7     $ 9,540,915,336      1      $68,417,684     212     $30,573,409
Lanny H. Sachnowitz      14     $18,429,265,426      1      $68,417,684     212     $30,573,409

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Kirk L. Anderson        None     None      None     None      None     None
James G. Birdsall       None     None      None     None      None     None
Robert J. Lloyd         None     None      None     None      None     None
Lanny H. Sachnowitz     None     None      None     None      None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                     OVER
 PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kirk L. Anderson       X
James G. Birdsall      X
Robert J. Lloyd        X
Lanny H. Sachnowitz    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

          . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

          . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

          . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

          . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

...    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

...    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

...    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

...    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

...    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       MET/AIM SMALL CAP GROWTH PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.



                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    -----------------------------------------------------------------
                               (A)                     (B)
                      REGISTERED INVESTMENT        OTHER POOLED            (C)
 (A)(1) PORTFOLIO           COMPANIES          INVESTMENT VEHICLES    OTHER ACCOUNTS
  MANAGER'S NAME    -------------------------  -------------------  -----------------
   (AS LISTED IN    NUMBER OF                  NUMBER OF   TOTAL    NUMBER OF   TOTAL
    PROSPECTUS)      ACCOUNTS   TOTAL ASSETS    ACCOUNTS  ASSETS     ACCOUNTS  ASSETS
- ------------------  ---------  --------------  ---------  --------  ---------  ------
Juliet S. Ellis         8      $2,488,194,889     None      None       None     None
Juan R. Hartsfield      6      $2,016,636,690     None      None       None     None

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                       ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                       RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                   PERFORMANCE OF THE ACCOUNT
                    -------------------------------------------------------
                           (A)                (B)
                        REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT            (C)
 (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
  MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN    NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)      ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- ------------------  ---------  ------  ---------  ------  ---------  ------
Juliet S. Ellis        None     None      None     None      None     None
Juan R. Hartsfield     None     None      None     None      None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Juliet S. Ellis       X
Juan R. Hartsfield    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

          . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

          . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

          . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

          . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

...    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

...    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

...    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

...    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

...    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- --------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
- --------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
- ---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
- --------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

...    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

...    Portfolio manager assistance in servicing clients; and

...    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  --------

Yu-Nien (Charles) Ko, CFA    X
Stephen A. Lanzendorf, CFA   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- --------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
- --------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
- ---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
- --------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

...    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

...    Portfolio manager assistance in servicing clients; and

...    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------

Yu-Nien (Charles)
Ko, CFA             X
Stephen A.
Lanzendorf, CFA     X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- --------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
- --------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
- ---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
- --------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

...    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

...    Portfolio manager assistance in servicing clients; and

...    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                      $100,001-    $500,001-      OVER
     PORTFOLIO MANAGER       NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
- --------------------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Yu-Nien (Charles) Ko, CFA      X
Stephen A. Lanzendorf, CFA     X

                           MET INVESTORS SERIES TRUST
                         BlackRock High Yield Portfolio
                      BlackRock Financial Management, Inc.



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Jeff Gary               4       $1.4 billion         10      $7.5 billion   11       $1.7 billion
Scott Amero             30      $18.3 billion        46      $14.8 billion  367      $108.7 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Jeff Gary               None     None      7        $2.9       None     None
                                                    billion
Scott Amero             None     None      4        $2.9       21       $6.1
                                                    billion             billion


(a)(4)  Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Gary and Amero currently manage certain accounts that are subject to performance fees. In addition, Messrs. Gary and Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(b) Compensation

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Gary and Amero have received awards under the LTIP.

Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Gary and Amero was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Mr. Amero is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Amero has been granted stock options in prior years, and Messrs. Gary and Amero participate in BlackRock's restricted stock program.

Incentive Savings Plans --The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.'s common stock as of the date of this supplement, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan
(ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Portfolio's portfolio managers, such benchmarks include the following:



------------------------------------- ----------------------------------- -----------------------------------

Portfolio Manager                    Portfolio Managed                   Benchmarks   Applicable   to  Each
                                                                         Manager
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Jeff Gary                             High Yield Bond                     A  combination   of   market-based
                                                                          indices    (e.g.,    The    Lehman
                                                                          Brothers   U.S.   Corporate   High
                                                                          Yield  2%   Issuer   Cap   Index),
                                                                          certain   customized  indices  and
                                                                          certain fund industry peer groups.
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Scott Amero                           High Yield Bond                     A  combination   of   market-based
                                                                          indices  (e.g.,   Lehman  Brothers
                                                                          U.S.   Corporate   High  Yield  2%
                                                                          Issuer  Cap  Index  and   others),
                                                                          certain   customized  indices  and
                                                                          certain fund industry peer groups.
------------------------------------- ----------------------------------- -----------------------------------

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.


(c) Ownership of Securities see attached list of insurance products offered by MetLife.


                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeff Gary             X
Scott Amero           X

                           Met Investors Series Trust
                     Legg Mason Aggressive Growth Portfolio
                            ClearBridge Advisors, LLC






                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Richard Freeman          12       $2.75 Billion    2          $0.4 Billion  122,889    $12.0 Billion

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Richard Freeman          0        0         0        0         0        0


(a)(4)  Description of any material conflicts

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager and its affiliates.



Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the fund's portfolio manager.

(b) Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, generally the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared) and its ranking among a "peer group" of non-CAM investment managers. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.


(c) Ownership of Securities see attached list of insurance products offered by MetLife.

                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Richard Freeman                                                           X




The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.


                                                         MET INVESTORS SERIES TRUST
                                                      DREMAN SMALL-CAP VALUE PORTFOLIO
                                                         DREMAN VALUE MANAGEMENT LLC
                 ---------------------------------------------------------------------------------------------------------------
(A)(1)           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
PORTFOLIO        CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
MANAGER'S        WITHIN EACH CATEGORY                                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
NAME                                                                      PERFORMANCE OF THE ACCOUNT
(AS LISTED IN
PROSPECTUS)
                 ---------------------------------------------------------------------------------------------------------------
                        (A)                  (B)              (C)                (A)               (B)               (C)
                     REGISTERED         OTHER POOLED     OTHER ACCOUNTS       REGISTERED      OTHER POOLED     OTHER ACCOUNTS
                     INVESTMENT          INVESTMENT                           INVESTMENT       INVESTMENT
                     COMPANIES            VEHICLES                            COMPANIES         VEHICLES
                 ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
                  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL  NUMBER OF  TOTAL
                  ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
DAVID DREMAN          18    $ 11.7       3      $ 4.8      108    $ 2.8        0      $ 0       0       $ 0       0       $ 0
                            BILLION             MILLION           BILLION
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
NELSON WOODARD        4     $ 3          0      $ 0        14     $ 94         0      $ 0       0       $ 0       0       $ 0
                            BILLION                               MILLION
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the advisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

(B) COMPENSATION

The Funds have been advised that the advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the advisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the advisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The advisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the advisor's profit sharing plan, a defined contribution plan that allows the advisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The advisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the advisor's profit sharing plan vest over a specified term. Finally all employees of the advisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

        (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

        (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

        (iii) Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

                (i) Ability to work well with other members of the investment professional team and mentor junior members

                (ii) Contributions to the organizational overall success with new product strategies

                (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE    $1-$10,000    $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-      OVER
                                                                                                    $1,000,000   $1,000,000
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
David Dreman        XXX
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
Nelson Woodard      XXX
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------


                                      -21-




The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                           Strategic Growth Portfolio
                         Gallatin Asset Management, Inc.





                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Mark A. Keller          0          $0                 1          $42.7    79,000(2) $10.4 billion
                                                                  million
Gregory W. Ellston      0          $0                 0          $0       70,000(2) $8 billion
Matthew R. Embleton     0          $0                 0          $0       70,000(2) $8 billion
Daniel T. Winter        0          $0                 0          $0       33,000(2) $5.6 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Mark A. Keller          0        N/A       0        N/A       0        N/A
Gregory W. Ellston      0        N/A       0        N/A       0        N/A
Matthew R. Embleton     0        N/A       0        N/A       0        N/A
Daniel T. Winter        0        N/A       0        N/A       0        N/A

---- ----------- -------- ----------- -------------
(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.


(a)(4)  Description of any material conflicts(3)

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.


(b) Compensation(4)

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

Base Salary. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

Annual Bonus. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

Annual Merit Bonus. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

Special Merit Stock. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

Long-term Equity-based Compensation. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

Retirement and Benefit Plan. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.



(c) Ownership of Securities(5) see attached list of insurance products offered by MetLife.



                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark Keller           X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                      Strategic Growth and Income Portfolio
                         Gallatin Asset Management, Inc.




                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Mark A. Keller          0          $0                 1          $42.7    79,000(2) $10.4 billion
                                                                  million
Gregory W. Ellston      0          $0                 0          $0       70,000(2) $8 billion
Matthew R. Embleton     0          $0                 0          $0       70,000(2) $8 billion
Daniel T. Winter        0          $0                 0          $0       33,000(2) $5.6 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Mark A. Keller          0        N/A       0        N/A       0        N/A
Gregory W. Ellston      0        N/A       0        N/A       0        N/A
Matthew R. Embleton     0        N/A       0        N/A       0        N/A
Daniel T. Winter        0        N/A       0        N/A       0        N/A

---------------------------------------------------------------------------
(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.


(a)(4)  Description of any material conflicts(8)

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.


(b) Compensation(9)

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

Base Salary. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

Annual Bonus. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

Annual Merit Bonus. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

Special Merit Stock. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

Long-term Equity-based Compensation. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

Retirement and Benefit Plan. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.


(c) Ownership of Securities(10) see attached list of insurance products offered by MetLife.


                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark Keller           X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                     Strategic Conservative Growth Portfolio
                         Gallatin Asset Management, Inc.



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Mark A. Keller          0          $0                 1          $42.7    79,000(2) $10.4 billion
                                                                  million
Gregory W. Ellston      0          $0                 0          $0       70,000(2) $8 billion
Matthew R. Embleton     0          $0                 0          $0       70,000(2) $8 billion
Daniel T. Winter        0          $0                 0          $0       33,000(2) $5.6 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Mark A. Keller          0        N/A       0        N/A       0        N/A
Gregory W. Ellston      0        N/A       0        N/A       0        N/A
Matthew R. Embleton     0        N/A       0        N/A       0        N/A
Daniel T. Winter        0        N/A       0        N/A       0        N/A

----- -------- ----------- -------------
(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(a)(4)  Description of any material conflicts(13)

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(b) Compensation(14)

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

Base Salary. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

Annual Bonus. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

Annual Merit Bonus. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

Special Merit Stock. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

Long-term Equity-based Compensation. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

Retirement and Benefit Plan. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(c) Ownership of Securities(15) see attached list of insurance products offered by MetLife.



                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark Keller           X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.





                           MET INVESTORS SERIES TRUST
                            LAZARD MID-CAP PORTFOLIO
                            LAZARD ASSET MANAGEMENT.



                                  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                        TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------------

                                        (A)                       (B)
                               REGISTERED INVESTMENT         OTHER POOLED                      (C)
                                     COMPANIES            INVESTMENT VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO       --------------------------  -----------------------  ---------------------------
      MANAGER'S NAME         NUMBER                      NUMBER                   NUMBER
       (AS LISTED IN           OF           TOTAL          OF         TOTAL         OF           TOTAL
        PROSPECTUS)         ACCOUNTS       ASSETS       ACCOUNTS     ASSETS      ACCOUNTS       ASSETS
- --------------------------  --------  ----------------  --------  -------------  --------  -----------------
Christopher Blake               6     3,317,801,957.53    2       55,208,186.37     90      1,863,129,560.37
Gary Buesser                    6     3,317,801,957.53    2       55,208,186.37     87      1,525,655,324.82
Robert A. Failla                6     3,317,801,957.53    2       55,208,186.37     84      1,139,540,137.58
Andrew D. Lacey                12     3,587,586,170.13    6       79,336,433.92   1258     12,434,101,835.74

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                         (A)                (B)
                                     REGISTERED        OTHER POOLED
                                     INVESTMENT         INVESTMENT            (C)
                                      COMPANIES          VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO              ----------------  ----------------  ----------------
      MANAGER'S NAME                NUMBER            NUMBER            NUMBER
       (AS LISTED IN                  OF      TOTAL     OF      TOTAL     OF      TOTAL
        PROSPECTUS)                ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------------         --------  ------  --------  ------  --------  ------
Christopher Blake                      0       $ 0               $ 0               $ 0
Gary Buesser                           0       $ 0               $ 0               $ 0
Robert A. Failla                       0       $ 0               $ 0               $ 0
Andrew D. Lacey                        0       $ 0               $ 0               $ 0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher Blake   X
Gary Buesser        X
Robert A. Failla    X
Andrew D. Lacey     X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

(C) COMPENSATION

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        LEGG MASON VALUE EQUITY PORTFOLIO
                       LEGG MASON CAPITAL MANAGEMENT, INC.

                  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                        TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  --------------------------------------------------------------------

                             (A)                     (B)
                    REGISTERED INVESTMENT       OTHER POOLED               (C)
                          COMPANIES          INVESTMENT VEHICLES     OTHER ACCOUNTS
(A)(1) PORTFOLIO  -----------------------  ---------------------  --------------------
 MANAGER'S NAME     NUMBER                   NUMBER                  NUMBER
  (AS LISTED IN       OF        TOTAL          OF        TOTAL         OF      TOTAL
   PROSPECTUS)     ACCOUNTS     ASSETS      ACCOUNTS    ASSETS      ACCOUNTS  ASSETS
- ----------------   --------  ------------   --------  ----------    --------  ------
Mary Chris Gay*        6     $2.4 billion      16     $8 billion                 $

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                  (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT                (C)
                       COMPANIES            VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   ----------------  ---------------------  --------------------
 MANAGER'S NAME     NUMBER            NUMBER                 NUMBER
  (AS LISTED IN       OF      TOTAL     OF        TOTAL        OF        TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS    ASSETS
- ----------------   --------  ------  --------  -----------  --------  ----------
Mary Chris Gay*    1     $289million

*Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

          The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

          In the opinion of the investment manager for the Fund, the Portfolio Manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

(B) COMPENSATION

          The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

          The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
Mary Chris Gay       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      GOLDMAN SACHS MID CAP VALUE PORTFOLIO
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.


                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   -------------------------------------------------------------------
                             (A)                    (B)
                         REGISTERED            OTHER POOLED
                         INVESTMENT             INVESTMENT                (C)
(A)(1) PORTFOLIO          COMPANIES              VEHICLES            OTHER ACCOUNTS
 MANAGER'S NAME    ---------------------   --------------------   --------------------
 (AS LISTED IN     NUMBER OF     TOTAL     NUMBER OF     TOTAL    NUMBER OF     TOTAL
   PROSPECTUS)      ACCOUNTS     ASSETS     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
- ----------------   ---------   ---------   ---------   --------   ---------   --------
Eileen Rominger        27      $13.2 bil       2       $290 mil      302      $6.8 bil
Andy Braun             19      $10.4 bil       2       $290 mil      271      $6.0 bil

                     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------------------
                           (A)                   (B)
                       REGISTERED           OTHER POOLED
                       INVESTMENT            INVESTMENT                (C)
(A)(1) PORTFOLIO        COMPANIES             VEHICLES            OTHER ACCOUNTS
 MANAGER'S NAME    ------------------   --------------------   --------------------
 (AS LISTED IN     NUMBER OF    TOTAL   NUMBER OF     TOTAL    NUMBER OF     TOTAL
   PROSPECTUS)      ACCOUNTS   ASSETS    ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
- ----------------   ---------   ------   ---------   --------   ---------   --------
Eileen Rominger        0         $0         2       $290 mil       2       $229 mil
Andy Braun             0         $0         2       $290 mil       1       $112 mil

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Goldman Sachs Asset Management, L.P. ("GSAM")'s s Portfolio Managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Mnager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for compliance with these policies.

(B) COMPENSATION

GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     .    Individual performance (relative, absolute)

     .    Team Performance (relative, absolute)

     .    Consistent performance that aligns with clients' objectives

     .    Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a
- -------------------
number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

(C) OWNERSHIP OF SECURITIES(i) SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Eileen Rominger    X
Andy Braun         X

DUE TO GSAM'S INTERNAL POLICIES, GSAM PORTFOLIO MANAGERS ARE GENERALLY PROHIBITED FROM PURCHASING SHARES OF SUB-ADVISED FUNDS FOR WHICH THEY HAVE PRIMARY RESPONSIBILITY.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                             HARRIS ASSOCIATES L.P.



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ----------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                    (C)
                          COMPANIES            INVESTMENT VEHICLES          OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ------------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
   (AS LISTED        OF          TOTAL         OF          TOTAL         OF          TOTAL
 IN PROSPECTUS)   ACCOUNTS      ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
- ----------------  --------  --------------  --------  --------------  --------  --------------
David G. Herro        6     $8,557,635,241      4     $4,914,778,412     14     $2,753,683,058
Robert A. Taylor      2     $2,346,444,340      4     $4,045,361,008      8     $1,146,150,220

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                      ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS
                        WITH RESPECT TO WHICH THE ADVISORY FEE IS
                         BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------
                         (A)               (B)
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT            (C)
                      COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------  ----------------
 MANAGER'S NAME    NUMBER            NUMBER            NUMBER
   (AS LISTED        OF      TOTAL     OF      TOTAL     OF      TOTAL
 IN PROSPECTUS)   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------  --------  ------  --------  ------  --------  ------
David G. Herro        0        $0       0       $0        0       $0
Robert A. Taylor      0        $0       0       $0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
David G. Herro      X
Robert A. Taylor    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

(C) COMPENSATION

David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:

     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.





                           MET INVESTORS SERIES TRUST
                      JANUS CAPITAL APPRECIATION PORTFOLIO
                          JANUS CAPITAL MANAGEMENT LLC

                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                         TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                 -------------------------------------------------------------------------
                            (A)                      (B)
     (A)(1)        REGISTERED INVESTMENT         OTHER POOLED                 (C)
   PORTFOLIO             COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S     -------------------------  ----------------------  ----------------------
     NAME         NUMBER                     NUMBER                  NUMBER
 (AS LISTED IN      OF                         OF                      OF
  PROSPECTUS)    ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
- ---------------  --------  ---------------  --------  ------------  --------  ------------
Scott Schoelzel     14     $14,967,221,942      1      $35,853,406     11     $167,783,944

                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                   TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                  BASED ON THE PERFORMANCE OF THE ACCOUNT
                 -------------------------------------------------------------------------
                            (A)                      (B)
     (A)(1)        REGISTERED INVESTMENT         OTHER POOLED                 (C)
   PORTFOLIO             COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S     -------------------------  ----------------------  ----------------------
     NAME         NUMBER                     NUMBER                  NUMBER
 (AS LISTED IN      OF                         OF                      OF
  PROSPECTUS)    ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
- ---------------  --------  ---------------  --------  ------------  --------  ------------
Scott Schoelzel      0            $0            0          $0           0          $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

(B) COMPENSATION

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                        $10,001-   $50,001-   $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Scott Schoelzel       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                             LORD, ABBETT & CO. LLC



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       -------------------------------------------------------------------
                                (A)
                             REGISTERED                 (B)
                             INVESTMENT            OTHER POOLED                (C)
  (A)(1) PORTFOLIO           COMPANIES          INVESTMENT VEHICLES      OTHER ACCOUNTS
   MANAGER'S NAME      ---------------------   --------------------   --------------------
   (AS LISTED IN       NUMBER OF     TOTAL     NUMBER OF    TOTAL     NUMBER OF    TOTAL
    PROSPECTUS)         ACCOUNTS     ASSETS     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
- --------------------   ---------   ---------   ---------   --------   ---------   --------
CHRISTOPHER J. TOWLE       13      $10,731.9       3       $1,165.9     5,356     $2,265.6

                          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                       ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                        TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF
                                               THE ACCOUNT
                       ------------------------------------------------------------
                              (A)                   (B)
                           REGISTERED          OTHER POOLED
                           INVESTMENT           INVESTMENT               (C)
  (A)(1) PORTFOLIO         COMPANIES             VEHICLES          OTHER ACCOUNTS
   MANAGER'S NAME      ------------------   ------------------   ------------------
   (AS LISTED IN       NUMBER OF    TOTAL   NUMBER OF    TOTAL   NUMBER OF    TOTAL
    PROSPECTUS)         ACCOUNTS   ASSETS    ACCOUNTS   ASSETS    ACCOUNTS   ASSETS
- --------------------   ---------   ------   ---------   ------   ---------   ------
CHRISTOPHER J. TOWLE       0         $0         0         $0         0         $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                      OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
CHRISTOPHER J. TOWLE  X

                           MET INVESTORS SERIES TRUST
                         LORD GROWTH & INCOME PORTFOLIO
                             LORD, ABBETT & CO. LLC


                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                        AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS MANAGED
                                          WITHIN EACH CATEGORY
                    ----------------------------------------------------------------
                             (A)                   (B)
                         REGISTERED           OTHER POOLED
                         INVESTMENT            INVESTMENT               (C)
                          COMPANIES             VEHICLES           OTHER ACCOUNTS
 (A)(1) PORTFOLIO   --------------------   -----------------   ---------------------
  MANAGER'S NAME     NUMBER                 NUMBER              NUMBER
  (AS LISTED IN        OF         TOTAL       OF       TOTAL      OF         TOTAL
   PROSPECTUS)      ACCOUNTS     ASSETS    ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
- -----------------   --------   ---------   --------   ------   --------   ----------
ELI SALZMANN           12      $22,003.5      10      $794.3    51,040*   $18,334.4*
SHOLOM DINSKY          12      $22,003.5      10      $794.3    51,040*   $18,334.4*

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS
                     WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                    ---------------------------------------------------------
                            (A)                 (B)
                        REGISTERED         OTHER POOLED
                        INVESTMENT          INVESTMENT             (C)
                         COMPANIES           VEHICLES         OTHER ACCOUNTS
 (A)(1) PORTFOLIO   -----------------   -----------------   -----------------
  MANAGER'S NAME     NUMBER              NUMBER              NUMBER
  (AS LISTED IN        OF       TOTAL      OF       TOTAL      OF       TOTAL
   PROSPECTUS)      ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
- -----------------   --------   ------   --------   ------   --------   ------
ELI SALZMANN            0        $0         0        $0         0        $0
SHOLOM DINSKY           0        $0         0        $0         0        $0

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $214 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

  PORTFOLIO                                                         $100,001-   $500,001-     OVER
   MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000   $500,000  $1,000,000  $1,000,000
- -------------  ----  ----------  ---------------  ----------------  ---------  ----------  ----------
ELI SALZMANN   X
SHOLOM DINSKY  X

                           MET INVESTORS SERIES TRUST
                          LORD MID-CAP VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC


                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                        AND THE TOTAL ASSETS MILLIONS IN THE ACCOUNTS MANAGED WITHIN
                                               EACH CATEGORY
                      ---------------------------------------------------------------
                                (A)
                            REGISTERED              (B)
                            INVESTMENT          OTHER POOLED              (C)
                            COMPANIES       INVESTMENT VEHICLES    OTHER ACCOUNTS
  (A)(1) PORTFOLIO     -------------------  -------------------  ------------------
   MANAGER'S NAME       NUMBER                 NUMBER              NUMBER
    (AS LISTED IN         OF        TOTAL        OF      TOTAL       OF      TOTAL
     PROSPECTUS)       ACCOUNTS    ASSETS     ACCOUNTS  ASSETS    ACCOUNTS  ASSETS
- --------------------   --------  ---------    --------  ------    --------  --------
EDWARD VON DER LINDE      11     $  14,806        1     $ 64.1      5,486   $2,852.8
HOWARD HANSEN             12     $16,712.9        2     $156.5      5,493*  $3,501.1*

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                       AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS WITH RESPECT
                        TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                                  ACCOUNT
                      ---------------------------------------------------------------
                                    (A)               (B)
                                REGISTERED       OTHER POOLED
                                INVESTMENT        INVESTMENT          (C)
                                 COMPANIES         VEHICLES      OTHER ACCOUNTS
  (A)(1) PORTFOLIO          ----------------  ----------------  ----------------
   MANAGER'S NAME            NUMBER            NUMBER            NUMBER
    (AS LISTED IN              OF      TOTAL     OF      TOTAL     OF      TOTAL
     PROSPECTUS)            ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------        --------  ------  --------  ------  --------  ------
EDWARD VON DER LINDE                  $       $         $                 $
HOWARD HANSEN                         $       $         $                 $

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $435 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                       OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ------------
EDWARD VON DER LINDE  X
HOWARD HANSEN         X

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT AMERICA'S VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC


                            (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN
                           EACH CATEGORY AND THE TOTAL ASSETS IN MILLIONS IN
                               THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                      -----------------------------------------------------------
                               (A)                 (B)
                           REGISTERED         OTHER POOLED
                           INVESTMENT          INVESTMENT              (C)
                            COMPANIES           VEHICLES         OTHER ACCOUNTS
  (A)(1) PORTFOLIO    -------------------  ------------------  ------------------
   MANAGER'S NAME      NUMBER               NUMBER              NUMBER
     (AS LISTED          OF        TOTAL      OF       TOTAL      OF       TOTAL
   IN PROSPECTUS)     ACCOUNTS    ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
- --------------------  --------  ---------  --------  --------  --------  --------
EDWARD VON DER LINDE     11     $15,076.4      1     $   64.1    5,486   $2,852.8
CHRISTOPHER J. TOWLE     13     $12,256.7      3     $1,165.9    5,356   $2,265.6

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER
                       OF ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE
                       ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                             BASED ON THE PERFORMANCE OF THE ACCOUNT
                      ----------------------------------------------------
                             (A)               (B)
                         REGISTERED       OTHER POOLED
                         INVESTMENT        INVESTMENT            (C)
                          COMPANIES         VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO    ----------------  ----------------  ----------------
   MANAGER'S NAME      NUMBER            NUMBER            NUMBER
     (AS LISTED          OF      TOTAL     OF      TOTAL     OF      TOTAL
   IN PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------  --------  ------  --------  ------  --------  ------
EDWARD VON DER LINDE      0        $0       0       $0        0       $0
CHRISTOPHER J. TOWLE      0        $0       0       $0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                      OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
EDWARD VON DER LINDE    X
CHRISTOPHER J. TOWLE    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

(C) COMPENSATION

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
                         LOOMIS, SAYLES & COMPANY, L.P.


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ----------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT    OTHER POOLED INVESTMENT             (C)
                          COMPANIES                 VEHICLES               OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ------------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
  (AS LISTED IN      OF          TOTAL         OF          TOTAL         OF          TOTAL
   PROSPECTUS)    ACCOUNTS      ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
- ----------------  --------  --------------  --------  --------------  --------  --------------
Mark B. Baribeau      8     $1,218,416,657      4     $1,806,654,241     152    $6,042,568,628
Daniel J. Fuss       12     $8,645,021,843      4     $  205,203,828      83    $8,799,793,627
Warren Koontz         3     $  119,481,539      0     $            0      36    $  684,869,499
David Rolley          3     $1,036,534,829      0     $            0      17    $    3,452,905

                   (A)(3) FOR EACH OF THE CATEGORIES IN (A)(2) NUMBER OF ACCOUNTS
                   AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------------------
                         (A)                  (B)
                     REGISTERED          OTHER POOLED
                     INVESTMENT           INVESTMENT                  (C)
                      COMPANIES            VEHICLES             OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER            NUMBER                  NUMBER
  (AS LISTED IN      OF      TOTAL     OF         TOTAL        OF         TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS  ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- ----------------  --------  ------  --------  ------------  --------  ------------
Mark B. Baribeau      0       $0        1     $141,403,237      0     $          0
Daniel J. Fuss        0       $0        0     $          0      4     $826,886,152
Warren Koontz         0       $0        0     $          0      0     $          0
David Rolley          0       $0        0     $          0      0     $          0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

(B) COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- - base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

EQUITY MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS. Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     . upon retirement a participant will receive a multi-year payout for his or her vested units;

     . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                     OVER
 PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark B. Baribeau       X
Daniel J. Fuss         X
Warren Koontz          X
David Rolley           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       BLACKROCK LARGE-CAP CORE PORTFOLIO
                      BLACKROCK INVESTMENT MANAGEMENT, LLC




                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------------------
                             (A)                        (B)
                    REGISTERED INVESTMENT           OTHER POOLED                  (C)
(A)(1) PORTFOLIO          COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
 MANAGER'S NAME   -------------------------  -------------------------  -----------------------
  (AS LISTED IN   NUMBER OF                  NUMBER OF                  NUMBER OF
   PROSPECTUS)     ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS  TOTAL ASSETS
- ----------------  ---------  --------------  ---------  --------------  ---------  ------------
Robert C. Doll        17     $8,800,779,260      6      $4,683,450,973      4      $818,275,271

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                 PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------
                         (A)                (B)
                      REGISTERED        OTHER POOLED
                      INVESTMENT         INVESTMENT            (C)
(A)(1) PORTFOLIO      COMPANIES           VEHICLES        OTHER ACCOUNTS
 MANAGER'S NAME   -----------------  -----------------  -----------------
  (AS LISTED IN   NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- ----------------  ---------  ------  ---------  ------  ---------  ------
Robert C. Doll        0        $0       0         $0        0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

(B) COMPENSATION

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

          COMPENSATION PROGRAM

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

          BASE SALARY

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

          PERFORMANCE-BASED COMPENSATION

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

          CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

          STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

          OTHER BENEFITS

Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------
Robert C. Doll                X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
   MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio,
                      MetLife Balanced Strategy Portfolio,
    MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio
                    (together "Asset Allocation Portfolios")

                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
                                 ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                (A)                      (B)
                       REGISTERED INVESTMENT        OTHER POOLED                  (C)
                             COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------------  ------------------------
   MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
   (AS LISTED IN        OF          TOTAL         OF         TOTAL        OF          TOTAL
    PROSPECTUS)      ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- -------------------  --------  --------------  --------  ------------  --------  --------------
Elizabeth M. Forget      5     $8,745,645,638      0          $0           0           $0
Alan Leland              5     $8,745,645,638      0          $0           0           $0
Jason M. Kezelman        0     $            0      0          $0           0           $0
Darell A. Olson          5     $8,745,645,638      0          $0           0           $0

                     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                     TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                       BASED ON THE PERFORMANCE OF THE ACCOUNT
                     --------------------------------------------------------------------------
                                (A)                      (B)
                       REGISTERED INVESTMENT        OTHER POOLED                  (C)
                             COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------------  ------------------------
   MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
   (AS LISTED IN        OF          TOTAL         OF         TOTAL        OF          TOTAL
    PROSPECTUS)      ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- -------------------  --------  --------------  --------  ------------  --------  --------------
Elizabeth M. Forget      0           $0            0          $0           0           $0
Alan Leland              0           $0            0          $0           0           $0
Jason M. Kezelman        0           $0            0          $0           0           $0
Darell A. Olson          0           $0            0          $0           0           $0

Anthony J. Dufault       5     $8,745,645,638      0          $0           0           $0
John F. Guthrie          5     $8,745,645,638      0          $0           0           $0
Thomas C. McDevitt       5     $8,745,645,638      0          $0           0           $0

Anthony J. Dufault       0           $0            0          $0           0           $0
John F. Guthrie          0           $0            0          $0           0           $0
Thomas C. McDevitt       0           $0            0          $0           0           $0

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

(B) COMPENSATION

The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------

Elizabeth M. Forget          X
Alan Leland                  X
Bradley D. Rhoads            X
Darell A. Olson              X
Anthony J. Dufault           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                             (A)(2) NUMBER
                        OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                       TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     ------------------------------------------------------------
                                                      (B)
                                (A)              OTHER POOLED
                       REGISTERED INVESTMENT      INVESTMENT           (C)
                             COMPANIES             VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------  ----------------
   MANAGER'S NAME     NUMBER                    NUMBER            NUMBER
    (AS LISTED IN       OF          TOTAL         OF      TOTAL     OF      TOTAL
     PROSPECTUS)     ACCOUNTS      ASSETS*     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- -------------------  --------  --------------  --------  ------  --------  ------
Nicholas D. Smithie     4      $969.8 million      0       $0       0        $0

                          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
                        NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE
                          ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY
                        FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                     ----------------------------------------------------
                            (A)               (B)
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT            (C)
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ----------------  ----------------  ----------------
   MANAGER'S NAME     NUMBER            NUMBER            NUMBER
    (AS LISTED IN       OF      TOTAL     OF      TOTAL     OF     TOTAL
     PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- -------------------  --------  ------  --------  ------  --------  ------
Nicholas D. Smithie     0        $0       0        $0       0        $0

*    Includes the portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of a portfolio manager's total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more disclose indices used with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Nicholas D. Smithie    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                          MET INVESTORS SERIES TRUST
                   MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
                   MASSACHUSETTS FINANCIAL SERVICES COMPANY


                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                             TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------------
                             (A)                        (B)
                    REGISTERED INVESTMENT          OTHER POOLED                    (C)
(A)(1) PORTFOLIO          COMPANIES             INVESTMENT VEHICLES           OTHER ACCOUNTS
 MANAGER'S NAME   -------------------------  -------------------------  -------------------------
 (AS LISTED IN    NUMBER OF       TOTAL      NUMBER OF       TOTAL      NUMBER OF       TOTAL
  PROSPECTUS)      ACCOUNTS      ASSETS*      ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
- ----------------  ---------  --------------  ---------  --------------  ---------  --------------
Jose Luiz Garcia      5      $3.830 billion      1      $318.6 million      9      $2.411 billion
Thomas Melendez       6      $4.462 billion      2      $586.2 million      9      $2.411 billion


                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                   TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                   BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------------
                            (A)                    (B)
                   REGISTERED INVESTMENT       OTHER POOLED               (C)
(A)(1) PORTFOLIO         COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -------------------  -------------------------
 (AS LISTED IN    NUMBER OF                NUMBER OF    TOTAL   NUMBER OF       TOTAL
  PROSPECTUS)      ACCOUNTS  TOTAL ASSETS   ACCOUNTS   ASSETS    ACCOUNTS      ASSETS
- ----------------  ---------  ------------  ---------  --------  ---------  --------------
Jose Luiz Garcia      0           $0           0         $0         2      $1.208 billion
Thomas Melendez       0           $0           0         $0         2      $1.208 billion

* Includes the Portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

          . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

          . PERFORMANCE BONUS - The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
Jose Luiz Garcia      X
Thomas Melendez       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             MFS(R) VALUE PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------------
                                (A)                        (B)
                       REGISTERED INVESTMENT          OTHER POOLED                     (C)
 (A)(1) PORTFOLIO            COMPANIES             INVESTMENT VEHICLES           OTHER ACCOUNTS
  MANAGER'S NAME     --------------------------  -------------------------  -------------------------
  (AS LISTED IN      NUMBER OF       TOTAL       NUMBER OF       TOTAL      NUMBER OF       TOTAL
   PROSPECTUS)        ACCOUNTS      ASSETS*       ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
- -------------------  ---------  ---------------  ---------  --------------  ---------  --------------
Steven R. Gorham         22     $33.055 billion      2      $918.0 million      24     $3.654 billion
Nevin P. Chitkara**      22     $33.628 billion      2      $949.2 million      22     $4.160 billion

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                      TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                     BASED ON THE PERFORMANCE OF THE ACCOUNT
                     -----------------------------------------------------------------------
                               (A)                    (B)
                      REGISTERED INVESTMENT      OTHER POOLED                 (C)
  (A)(1) PORTFOLIO          COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    -----------------------  -------------------  -------------------------
   (AS LISTED IN     NUMBER OF                 NUMBER OF   TOTAL   NUMBER OF       TOTAL
    PROSPECTUS)       ACCOUNTS  TOTAL ASSETS    ACCOUNTS  ASSETS    ACCOUNTS      ASSETS
- -------------------  ---------  ------------   ---------  ------   ---------  --------------
Steven R. Gorham         0           $0            0        $0         1      $424.9 million
Nevin P. Chitkara**      0           $0            0        $0         1      $446.8 million

*    Includes the portfolio

** Mr. Chitkara is a new portfolio manager recently promoted from the position of analyst. Assets of accounts managed by Mr. Chitkara in the table above are dated as of March 31, 2006.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of a portfolio manager's total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more disclose indices used with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                             $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Steven R. Gorham    X
Nevin P. Chitkara   X

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                       Van Kampen Mid-Cap Growth Portfolio
                   Morgan Stanley Investment Management, Inc.





                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Dennis Lynch            32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
David Cohen             32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
Sam Chainani            32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
Alexander Norton        32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
------------------ ----------- ---------------- ---------- ----- ----------- ---------- ------------



                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Dennis Lynch             0        $0        0       $0         1       $223,833,625
David Cohen              0        $0        0       $0         1       $223,833,625
Sam Chainani             0        $0        0       $0         1       $223,833,625
Alexander Norton         0        $0        0       $0         1       $223,833,625
------------------ ----------- ---------------- ----------- ----------- -------


(a)(4) Description of any material conflicts Since the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address conflicts of interest.

(b) Compensation Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu. The Fund currently is not included in the IMDCP fund menu.

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Subadviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.


(c) Ownership of Securities see attached list of insurance products offered by MetLife.


                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Dennis Lynch           X
David Cohen            X
Sam Chainani           X
Alexander Norton       X





The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                                                         MET INVESTORS SERIES TRUST
                                                      NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                                                       NEUBERGER BERMAN MANAGEMENT, INC.
                 ---------------------------------------------------------------------------------------------------------------
(A)(1)           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
PORTFOLIO        CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
MANAGER'S        WITHIN EACH CATEGORY                                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
NAME                                                                      PERFORMANCE OF THE ACCOUNT
(AS LISTED IN
PROSPECTUS)
                 ---------------------------------------------------------------------------------------------------------------
                        (A)                  (B)              (C)                (A)               (B)               (C)
                     REGISTERED         OTHER POOLED     OTHER ACCOUNTS       REGISTERED      OTHER POOLED     OTHER ACCOUNTS
                     INVESTMENT          INVESTMENT                           INVESTMENT       INVESTMENT
                     COMPANIES            VEHICLES                            COMPANIES         VEHICLES
                 ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
                  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL  NUMBER OF  TOTAL
                  ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
Steven Brown          5     $ 2,382M     0       $ 0       35      $ 9M        0      $ 0       0       $ 0       0       $ 0
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

None allocations of transactions is automatic through trading system.

(B) COMPENSATION

Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE    $1-$10,000    $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-      OVER
                                                                                                    $1,000,000   $1,000,000
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
Steven Brown        X
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                             OPPENHEIMER FUNDS, INC.


                            (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------

                                        (A)                       (B)
                               REGISTERED INVESTMENT         OTHER POOLED              (C)
                                     COMPANIES            INVESTMENT VEHICLES    OTHER ACCOUNTS*
     (A)(1) PORTFOLIO       --------------------------  ----------------------  ----------------
      MANAGER'S NAME         NUMBER                      NUMBER                  NUMBER
       (AS LISTED IN           OF           TOTAL          OF         TOTAL        OF      TOTAL
        PROSPECTUS)         ACCOUNTS       ASSETS       ACCOUNTS     ASSETS     ACCOUNTS  ASSETS
- --------------------------  --------  ----------------  --------  ------------  --------  ------
William L. Wilby                3     $12,150,318,718.      0          $0           0       $0
Marc Baylin                     3     $12,150,318,718.      0          $0           0       $0

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                          (A)               (B)
                                      REGISTERED       OTHER POOLED
                                      INVESTMENT        INVESTMENT            (C)
                                       COMPANIES         VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO              ----------------  ----------------  ----------------
      MANAGER'S NAME                NUMBER            NUMBER            NUMBER
       (AS LISTED IN                  OF      TOTAL     OF      TOTAL     OF      TOTAL
        PROSPECTUS)                ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------------         --------  ------  --------  ------  --------  ------
William L. Wilby                       0        $                 $                 $
Marc Baylin

* DOES NOT INCLUDE PERSONAL ACCOUNTS OF PORTFOLIO MANAGERS AND THEIR FAMILIES, WHICH ARE SUBJECT TO THE CODE OF ETHICS.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

(B) COMPENSATION

The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO                                                                                                         OVER
 MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
- ---------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
            X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          PIMCO TOTAL RETURN PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC


                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                      AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH
                                              CATEGORY
                   --------------------------------------------------------------
                           (A)                 (B)
                       REGISTERED         OTHER POOLED
                       INVESTMENT          INVESTMENT                (C)
                        COMPANIES           VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   -----------------   ------------------   ---------------------
 MANAGER'S NAME     NUMBER              NUMBER               NUMBER
 (AS LISTED IN        OF       TOTAL      OF        TOTAL      OF         TOTAL
   PROSPECTUS)     ACCOUNTS   ASSETS   ACCOUNTS    ASSETS   ACCOUNTS     ASSETS
- ----------------   --------   ------   --------   -------   --------   ----------
Pasi Hamalainen       10      $6,284       6      $618.49      185     $38,982.02

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                     TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF
                                            THE ACCOUNT
                   ------------------------------------------------------------
                           (A)                 (B)
                       REGISTERED         OTHER POOLED
                       INVESTMENT          INVESTMENT                (C)
                        COMPANIES           VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   -----------------   -----------------   --------------------
 MANAGER'S NAME     NUMBER              NUMBER              NUMBER
 (AS LISTED IN        OF       TOTAL      OF       TOTAL      OF         TOTAL
   PROSPECTUS)     ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
- ----------------   --------   ------   --------   ------   --------   ---------
Pasi Hamalainen        0        $0         0        $0        11      $4,722.30

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
Pasi Hamalainen     X

                           MET INVESTORS SERIES TRUST
                    PIMCO INFLATION PROTECTED BOND PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       -------------------------------------------------------------------
                                (A)                     (B)
                            REGISTERED             OTHER POOLED
                            INVESTMENT              INVESTMENT                 (C)
                             COMPANIES               VEHICLES            OTHER ACCOUNTS
  (A)(1) PORTFOLIO     ---------------------   --------------------   --------------------
   MANAGER'S NAME       NUMBER                  NUMBER                 NUMBER
   (AS LISTED IN          OF         TOTAL        OF         TOTAL       OF         TOTAL
    PROSPECTUS)        ACCOUNTS     ASSETS     ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------   --------   ----------   --------   ---------   --------   ---------
John B. Brynjolfsson      18      $35,967.64      16      $2,054.22      42      $9,459.03

                           (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                       TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                                  ACCOUNT
                       ------------------------------------------------------------
                               (A)                 (B)
                           REGISTERED         OTHER POOLED
                           INVESTMENT          INVESTMENT               (C)
                            COMPANIES           VEHICLES          OTHER ACCOUNTS
  (A)(1) PORTFOLIO     -----------------   -----------------   --------------------
   MANAGER'S NAME       NUMBER              NUMBER              NUMBER
   (AS LISTED IN          OF       TOTAL      OF       TOTAL      OF         TOTAL
    PROSPECTUS)        ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
- --------------------   --------   ------   --------   ------   --------   ---------
John B. Brynjolfsson       0        $0        0         $0        8       $3,691.15

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                     $500,001-      OVER
PORTFOLIO MANAGER      NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
- --------------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
John B. Brynjolfsson   X

(C) DESCRIPTION OF ANY MATERIAL CONFLICTS

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

(D) COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     . 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

     . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     .    Amount and nature of assets managed by the portfolio manager;

     . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     .    Contributions to asset retention, gathering and client satisfaction;

     .    Contributions to mentoring, coaching and/or supervising; and

     .    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B

Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             PIONEER FUND PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            ---------------------------------------------------------------------------

                                       (A)                        (B)
                              REGISTERED INVESTMENT          OTHER POOLED                   (C)
                                    COMPANIES             INVESTMENT VEHICLES         OTHER ACCOUNTS
     (A)(1) PORTFOLIO       -------------------------  ------------------------  ----------------------
      MANAGER'S NAME         NUMBER                     NUMBER                    NUMBER
       (AS LISTED IN           OF          TOTAL          OF         TOTAL          OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS       ACCOUNTS     ASSETS       ACCOUNTS      ASSETS
- --------------------------  --------  ---------------  --------  --------------  --------  ------------
John A. Carey                  8      $10,002,319,000     4      $1,076,207,000     3      $274,121,000
Walter Hunnewell, Jr.          8      $10,002,319,000     4      $1,076,207,000     3      $274,121,000

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                          (A)                   (B)
                                      REGISTERED           OTHER POOLED
                                      INVESTMENT            INVESTMENT            (C)
                                       COMPANIES             VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO          ------------------------  ----------------  ----------------
      MANAGER'S NAME            NUMBER                    NUMBER            NUMBER
       (AS LISTED IN              OF          TOTAL         OF      TOTAL     OF      TOTAL
        PROSPECTUS)            ACCOUNTS      ASSETS      ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------------     --------  --------------  --------  ------  --------  ------
John A. Carey                     1      $7,315,286,000     0        $0      0         $0
Walter Hunnewell, Jr.             1      $7,315,286,000     0        $0      0         $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

...    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the S&P 500 Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

...   QUALITATIVE PERFORMANCE. The qualitative performance component with respect
     to  all  of  the  accounts  managed  by  the  portfolio   manager  includes
     objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

...   PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- ---------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  --------------
John A. Carey           X
Walter Hunnewell, Jr.   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         PIONEER MID-CAP VALUE PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.



                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  --------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                 (C)
                          COMPANIES            INVESTMENT VEHICLES        OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ----------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
  (AS LISTED IN      OF                        OF                        OF         TOTAL
   PROSPECTUS)    ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS     ASSETS
- ----------------  --------  --------------  --------  --------------  --------  ------------
J. Rodman Wright      5     $7,787,289,000     2      $1,277.845,000     4      $761,374,000

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                   ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                  TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                            ACCOUNT
                  ------------------------------------------------------------
                                                   (B)
                             (A)              OTHER POOLED
                          REGISTERED           INVESTMENT            (C)
                    INVESTMENT COMPANIES        VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ----------------  ----------------
 MANAGER'S NAME    NUMBER                    NUMBER            NUMBER
  (AS LISTED IN      OF                        OF      TOTAL     OF      TOTAL
   PROSPECTUS)    ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------  --------  --------------  --------  ------  --------  ------
J. Rodman Wright     2      $7,334,938,000     0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

...    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the Russell Midcap Value Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

...   QUALITATIVE PERFORMANCE. The qualitative performance component with respect
     to  all  of  the  accounts  managed  by  the  portfolio   manager  includes
     objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

...   PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
J. Rodman Wright     X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       PIONEER STRATEGIC INCOME PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.



                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   ------------------------------------------------------------------

                              (A)                       (B)
                     REGISTERED INVESTMENT         OTHER POOLED            (C)
                           COMPANIES            INVESTMENT VEHICLES   OTHER ACCOUNTS
(A)(1) PORTFOLIO   ------------------------  ----------------------  ----------------
 MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
  (AS LISTED IN       OF                        OF                      OF      TOTAL
   PROSPECTUS)     ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  ASSETS
- ----------------   --------  --------------  --------  ------------  --------  ------
Kenneth J. Taubes      9     $2,801,947,000     1      $473,888,000     0        $0

                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------
                          (A)               (B)
                      REGISTERED       OTHER POOLED
                      INVESTMENT         INVESTMENT           (C)
                       COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO   ----------------  ----------------  ----------------
 MANAGER'S NAME     NUMBER            NUMBER            NUMBER
  (AS LISTED IN       OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------   --------  ------  --------  ------  --------  ------
Kenneth J. Taubes     0        $0       0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

...    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the Lehman Brothers U.S. Universal Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

...   QUALITATIVE PERFORMANCE. The qualitative performance component with respect
     to  all  of  the  accounts  managed  by  the  portfolio   manager  includes
     objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

...   PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kenneth J. Taubes    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                   MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                               PUTNAM INVESTMENTS



                       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                        THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------
                            (A)                      (B)
                   REGISTERED INVESTMENT         OTHER POOLED                 (C)
(A)(1) PORTFOLIO         COMPANIES           INVESTMENT VEHICLES         OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -----------------------  -----------------------
  (AS LISTED IN   NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS
   PROSPECTUS)     ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)
- ----------------  ---------  ------------  ---------  ------------  ---------  ------------
Joseph P. Joseph      5        $2,205.0        3          $79.1         3         $560.2
Tinh D. Bui           4        $1,184.8        1          $ 1.5         1         $125.6
Gerald I. Moore       4        $1,180.0        1          $ 1.5         1         $125.6
John A. Ferry         5        $2,189.8        2          $78.7         3         $560.2

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                    TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                   BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------------------------
                            (A)                      (B)
                         REGISTERED              OTHER POOLED
                         INVESTMENT               INVESTMENT                  (C)
(A)(1) PORTFOLIO         COMPANIESR                VEHICLES              OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -----------------------  -----------------------
  (AS LISTED IN   NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS
   PROSPECTUS)     ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)
- ----------------  ---------  ------------  ---------  ------------  ---------  ------------
Joseph P. Joseph      --           $            1         $77.3         --           $
Tinh D. Bui           --           $           --         $             --           $
Gerald I. Moore       --           $           --         $             --           $
John A. Ferry         --           $            1         $77.3         --           $

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS:

Like other investment professionals with multiple clients, the fund's Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts referenced above. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

          THE MANAGEMENT OF ACCOUNTS WITH DIFFERENT ADVISORY FEE RATES AND/OR FEE STRUCTURES, INCLUDING ACCOUNTS THAT PAY ADVISORY FEES BASED ON ACCOUNT PERFORMANCE ("PERFORMANCE FEE ACCOUNTS"), MAY RAISE POTENTIAL CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR HIGHER-FEE ACCOUNTS. THESE POTENTIAL CONFLICTS MAY INCLUDE, AMONG OTHERS:

...    THE MOST ATTRACTIVE INVESTMENTS COULD BE ALLOCATED TO HIGHER-FEE ACCOUNTS
     OR PERFORMANCE FEE ACCOUNTS.

...    THE TRADING OF HIGHER-FEE ACCOUNTS COULD BE FAVORED AS TO TIMING AND/OR
     EXECUTION PRICE. FOR EXAMPLE, HIGHER-FEE ACCOUNTS COULD BE PERMITTED TO SELL SECURITIES EARLIER THAN OTHER ACCOUNTS WHEN A PROMPT SALE IS DESIRABLE OR TO BUY SECURITIES AT AN EARLIER AND MORE OPPORTUNE TIME.

...    THE TRADING OF OTHER ACCOUNTS COULD BE USED TO BENEFIT HIGHER-FEE ACCOUNTS
     (FRONT- RUNNING).

...   THE INVESTMENT MANAGEMENT TEAM COULD FOCUS THEIR TIME AND EFFORTS PRIMARILY
     ON HIGHER-FEE ACCOUNTS DUE TO A PERSONAL STAKE IN COMPENSATION.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

...    PERFORMANCE FEE ACCOUNTS MUST BE INCLUDED IN ALL STANDARD TRADING AND
     ALLOCATION PROCEDURES WITH ALL OTHER ACCOUNTS.

...   ALL ACCOUNTS MUST BE ALLOCATED TO A SPECIFIC  CATEGORY OF ACCOUNT AND TRADE
     IN PARALLEL WITH ALLOCATIONS OF SIMILAR ACCOUNTS BASED ON THE PROCEDURES GENERALLY APPLICABLE TO ALL ACCOUNTS IN THOSE GROUPS (E.G., BASED ON RELATIVE RISK BUDGETS OF ACCOUNTS).

...    ALL TRADING MUST BE EFFECTED THROUGH PUTNAM'S TRADING DESKS AND NORMAL
     QUEUES AND PROCEDURES MUST BE FOLLOWED (I.E., NO SPECIAL TREATMENT IS PERMITTED FOR PERFORMANCE FEE ACCOUNTS OR HIGHER-FEE ACCOUNTS BASED ON ACCOUNT FEE STRUCTURE).

...    FRONT RUNNING IS STRICTLY PROHIBITED.

...    THE FUND'S PORTFOLIO LEADER(S) AND PORTFOLIO MEMBER(S) MAY NOT BE
     GUARANTEED OR SPECIFICALLY ALLOCATED ANY PORTION OF A PERFORMANCE FEE. ALL PERFORMANCE FEE REVENUES ARE PAID AND ALLOCATED UNDER THE SAME PROCESS AS OTHER PUTNAM REVENUES.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish "pilot" or "incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades could be seen to involve a potential conflict of interest if, for example, one account were permitted to sell a security to another account at a higher price than an independent third party would pay.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(B) COMPENSATION:

Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

     .    Consistent performance means being above median over one year.

     . Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     . Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Joseph P. Joseph     X
Tinh D. Bui          X
Gerald I. Moore      X
John A. Ferry        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         RCM GLOBAL TECHNOLOGY PORTFOLIO
                           RCM CAPITAL MANAGEMENT LLC


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                             (A)                   (B)
                  REGISTERED INVESTMENT      OTHER POOLED               (C)
                        COMPANIES         INVESTMENT VEHICLES     OTHER ACCOUNTS
(A)(1) PORTFOLIO  ---------------------  --------------------  --------------------
 MANAGER'S NAME     NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
  (AS LISTED IN       OF       ASSETS       OF       ASSETS       OF       ASSETS
   PROSPECTUS)     ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
- ----------------   --------  ----------  --------  ----------  --------  ----------
Walter Price          10       $2,150       1          $3         26       $205
Huachecn Chen         10       $2,150       1          $3         25       $205

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                   AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------------------
                           (A)                   (B)
                       REGISTERED           OTHER POOLED
                       INVESTMENT            INVESTMENT                (C)
                        COMPANIES             VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO  --------------------  --------------------  --------------------
 MANAGER'S NAME    NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
  (AS LISTED IN      OF       ASSETS       OF       ASSETS       OF       ASSETS
   PROSPECTUS)    ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
- ----------------  --------  ----------  --------  ----------  --------  ----------
Walter Price          0          0          0         $0          2         $14
Huachecn Chen         0          0          0         $0          0         $ 0

(A)(4) DESCRIPTION OF POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

          . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

          . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

          . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

(B) COMPENSATION

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program . RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock Appreciation Rights. Key members of RCM's investment staff are allocated Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program.
- ---------------

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                             $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Walter Price          X
Huachen Chen          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     T. ROWE PRICE MID CAP GROWTH PORTFOLIO
                         T. ROWE PRICE ASSOCIATES, INC.

                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ------------------------------------------------------------------
                              (A)                   (B)
                     REGISTERED INVESTMENT      OTHER POOLED            (C)
                           COMPANIES        INVESTMENT VEHICLES    OTHER ACCOUNTS
(A)(1) PORTFOLIO     ---------------------  -------------------  -----------------
 MANAGER'S NAME        NUMBER                 NUMBER              NUMBER
  (AS LISTED IN          OF       TOTAL         OF      TOTAL       OF      TOTAL
   PROSPECTUS)        ACCOUNTS    ASSETS     ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
- ----------------      --------  ---------    --------  -------   --------  -------
Brian Berghuis            7     $18,816.9        2      $311.2       4      $290.0
                                 million               million             million

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH
                   THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------------
                              (A)               (B)
                          REGISTERED       OTHER POOLED
                          INVESTMENT        INVESTMENT            (C)
                           COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO       ----------------  ----------------  ----------------
 MANAGER'S NAME         NUMBER            NUMBER            NUMBER
  (AS LISTED IN           OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)         ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------       --------  ------  --------  ------  --------  ------
Brian Berghuis             0        0        0        0        0        0

* PLEASE NOTE THE INFORMATION ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH T. ROWE PRICE SERVES AS SUBADVISER FOR MET INVESTORS ADVISORY LLC. THE ASSETS HAVE NOT YET BEEN RECONCILED, AND THEREFORE, ARE SUBJECT TO CHANGE.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

(B) COMPENSATION Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Brian Berghuis     [X]

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                     THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                           THIRD AVENUE MANAGEMENT LLC


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                            (A)
                        REGISTERED                    (B)
                        INVESTMENT                OTHER POOLED                    (C)
                        COMPANIES              INVESTMENT VEHICLES          OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------------  ------------------------   -------------------------
 MANAGER'S NAME    NUMBER                  NUMBER                     NUMBER
  (AS LISTED IN      OF         TOTAL        OF          TOTAL          OF           TOTAL
   PROSPECTUS)    ACCOUNTS     ASSETS     ACCOUNTS      ASSETS       ACCOUNTS       ASSETS
- ----------------  --------  ------------  --------  --------------   --------  ---------------
Curtis Jensen         4     $3.6 billion     None                      4*      Over $1 million
Ian Lapey             4     $1.4 billion     5      $120.2 million     None

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                 (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT              (C)
                       COMPANIES            VEHICLES         OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------------  ----------------
 MANAGER'S NAME    NUMBER            NUMBER                  NUMBER
  (AS LISTED IN      OF      TOTAL     OF         TOTAL        OF      TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS  ACCOUNTS     ASSETS     ACCOUNTS  ASSETS
- ----------------  --------  ------  --------  ------------  --------  ------
Curtis Jensen       N/a               N/a                   N/a
Ian Lapey           None              1       $1.3 million  N/a

* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

(B) COMPENSATION Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

(C) OWNERSHIP OF SECURITIES/II/ SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Curtis Jensen      X
Ian Lapey          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         TURNER MID CAP GROWTH PORTFOLIO
                        TURNER INVESTMENT PARTNERS, INC.


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                            (A)
                        REGISTERED                 (B)
                        INVESTMENT             OTHER POOLED                 (C)
                        COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER                  NUMBER                 NUMBER
  (AS LISTED IN      OF         TOTAL        OF         TOTAL        OF        TOTAL
   PROSPECTUS)    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS     ACCOUNTS    ASSETS
- ----------------  --------  ------------  --------  ------------  --------  ------------
Christopher
McHugh                17    $3.4 billion     29     $527 million   73       $4.5 billion
Bill McVail, CFA      15    $3.1 billion     17     $228 million   65       $3.7 billion
Robert E. Turner      22    4.0 billion      29     $609 million   92       $7.4 billion

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                       (B)
                      REGISTERED                OTHER POOLED
                      INVESTMENT                 INVESTMENT                (C)
                       COMPANIES                  VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------        ---------------------  ----------------------
 MANAGER'S NAME    NUMBER                  NUMBER                 NUMBER
  (AS LISTED IN      OF      TOTAL           OF         TOTAL       OF         TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS        ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- ----------------  --------  ------------  --------  -----------  --------  ------------
Christopher          4      $799 million     1      $13 million    3       $174 million
McHugh
Bill McVail, CFA     1      $33 million      1      $13 million    3       $174 million
Robert E. Turner     3      $787 million     0      $0             1       $19 million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(B) COMPENSATION

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher           X

McHugh
Bill McVail, CFA      X
Robert E. Turner      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          VAN KAMPEN COMSTOCK PORTFOLIO


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                 (C)
                          COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  -------------------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER                     NUMBER                  NUMBER
  (AS LISTED IN      OF          TOTAL          OF         TOTAL        OF          TOTAL
   PROSPECTUS)    ACCOUNTS      ASSETS       ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- ----------------  --------  ---------------  --------  ------------  --------  ------------
R. Robert Baker      16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion
Jason S. Leder       16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion
Kevin C. Holt        16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                                 (A)             (B)
                            REGISTERED       OTHER POOLED
                            INVESTMENT        INVESTMENT             (C)
                             COMPANIES         VEHICLES        OTHER ACCOUNTS
                               (SEE              (SEE               (SEE
                           FOOTNOTE II)      FOOTNOTE II)       FOOTNOTE II)
(A)(1) PORTFOLIO         ----------------  ----------------  -----------------
 MANAGER'S NAME           NUMBER            NUMBER            NUMBER
  (AS LISTED IN             OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)           ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------         --------  ------  --------  ------  --------  -------
R. Robert Baker              0       $0       0        $0       0        $0
Jason S. Leder               0       $0       0        $0       0        $0
Kevin C. Holt                0       $0       0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Since the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address conflicts of interest.

(B) COMPENSATION Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- - CASH BONUS;

- - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu. The Fund currently is not included in the IMDCP fund menu.

- - VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

... Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

... Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

... Contribution to the business objectives of the Subadviser.

... The dollar amount of assets managed by the portfolio manager.

... Market compensation survey research by independent third parties.

... Other qualitative factors, such as contributions to client objectives.

... Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
B. Robert Baker      X
Jason Leder          X
Kevin Holt           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                          WESTERN ASSET MANAGEMENT CO.


                          (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    -------------------------------------------------------------------------------

                               (A)                        (B)
                      REGISTERED INVESTMENT          OTHER POOLED                    (C)
                            COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
 (A)(1) PORTFOLIO   -------------------------  -------------------------  -------------------------
  MANAGER'S NAME     NUMBER                     NUMBER                     NUMBER
   (AS LISTED IN       OF          TOTAL          OF           TOTAL         OF          TOTAL
    PROSPECTUS)     ACCOUNTS      ASSETS       ACCOUNTS       ASSETS      ACCOUNTS      ASSETS
- ------------------  --------  ---------------  --------  ---------------  --------  ---------------
S. Kenneth Leech       36     $23,661,545,735    19      $19,795,303,572    740     $20,675,562,028
Stephen A. Walsh       36     $23,661,545,735    19      $19,795,303,572    740     $20,675,562,028
James J. Flick          2     $   303,350,218     4      $ 2,411,799,647     78     $27,762,151,053
Frederick Marki         0     $             0     0      $             0      0     $             0

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                      ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                    WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                    -----------------------------------------------------------------
                               (A)              (B)
                          REGISTERED        OTHER POOLED
                          INVESTMENT         INVESTMENT               (C)
                           COMPANIES          VEHICLES          OTHER ACCOUNTS
 (A)(1) PORTFOLIO      ----------------  ----------------  -------------------------
  MANAGER'S NAME        NUMBER            NUMBER            NUMBER
   (AS LISTED IN          OF      TOTAL     OF      TOTAL     OF         TOTAL
    PROSPECTUS)        ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS     ASSETS
- ------------------     --------  ------  --------  ------  --------  ---------------
S. Kenneth Leech          0        $0       0        $0      77      $20,675,562,028
Stephen A. Walsh          0        $0       0        $0      77      $20,675,562,028
James J. Flick            0        $0       0        $0       7      $ 2,212,897,045
Frederick Marki           0        $0       0        $0       0      $             0

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(B) COMPENSATION

With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
S. Kenneth Leech     X
Stephen A. Walsh     X
James J. Flick       X
Frederick Marki      X

                           Capital Appreciation Fund
                             High Yield Bond Trust
                             Managed Assets Trust
                            Money Market Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005


- -----------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S. stock market experienced moderate growth while non-U.S.
markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Capital Appreciation Fund
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio


- -----------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                           FOR THE YEAR ENDED 12/31/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC


- -----------------------------------------------------------------------------


PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2005, the Fund returned 18.19% while its benchmark, the S&P 500 Index, returned 4.91%.

The Fund's outperformance can be attributed in part to the strong results posted by several well-chosen stocks within the healthcare and information technology sectors. Meanwhile, there were only a few pockets of relative weakness, including consumer discretionary stocks, where we held an overweight position in this poor-performing sector, and financials, where select holdings turned in less-than-stellar results.

TOP CONTRIBUTORS INCLUDED TECHNOLOGY AND HEALTHCARE HOLDINGS

As for specific investments, some of the Fund's largest and longest-held securities contributed to the performance. Apple Computer, UnitedHealth and Genentech all made meaningfully positive contributions again this year. Our largest contributor, Apple Computer, continues to impress us with its pipeline of new products and operational excellence. Late in the third quarter the company announced its newest addition to the iPod line of digital music players, the "nano." The nano has been an instant hit with consumers, and many stores sold out within a few days of receiving their allotted shipments. The nano holds between 500 and 1,000 songs, has a color screen and is so small and lightweight that it will fit into the change pocket in a pair of blue jeans.
The success of Apple's iPod and iTunes music software has also contributed meaningfully to an increase in sales of Apple desktop and laptop computers as more consumers are opting to make Apple computers the nexus of their personal computing needs. While there is a minimal chance Apple will ever threaten
Microsoft's dominant position in PC operating system software, we continue to be impressed by the number of computer users who are, as Apple marketing implores, opting to make the "switch" to Apple.

DETRACTORS INCLUDED SELECT INTERNET RETAILERS

Of course, not everything went our way this year. In analyzing the Fund's performance, I am pleased to report that the few losses we sustained over the course of the year were quite small. One of the biggest detractors to the Fund's performance was our position in eBay, which occurred in the first half of the year. Since that time eBay has moved up nicely, and we believe the position is appropriately sized in the Fund. We were very disciplined about cutting losses quickly and, no doubt, this discipline has positively contributed to the Fund's performance.

Thank you for your investment and continued confidence in Janus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       11.90%
                      -----------------------------------
                      UnitedHealth Group, Inc.    8.10%
                      -----------------------------------
                      Genentech, Inc.             6.65%
                      -----------------------------------
                      Roche Holding AG            5.16%
                      -----------------------------------
                      Lowe's Cos., Inc.           5.03%
                      -----------------------------------
                      Murphy Oil Corp.            4.77%
                      -----------------------------------
                      Electronic Arts, Inc.       4.16%
                      -----------------------------------
                      NIKE, Inc.--Class B         4.01%
                      -----------------------------------
                      eBay, Inc.                  3.93%
                      -----------------------------------
                      Wells Fargo & Co.           3.92%
                      -----------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                           37.9%
Non-Cyclical                         13.1%
Cyclical                             10.2%
Industrials                           9.6%
Technology                            9.3%
Energy                                8.1%
Communications                        7.4%
Basic Materials                       4.1%
Convertible                           0.3%



- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                           FOR THE YEAR ENDED 12/31/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC


- ------------------------------------------------------------------------------


                     CAPITAL APPRECIATION FUND MANAGED BY
            JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/, AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]
              CAPITAL
         APPRECIATION FUND   S&P 500 INDEX     RUSSELL 2000
         -----------------   -------------     ------------
12/95        $10,000            $10,000           $10,000
12/96         12,821             12,295            11,649
12/97         16,173             16,395            14,255
12/98         26,140             21,084            13,892
12/99         40,128             25,518            16,845
12/00         31,349             23,196            16,336
12/01         23,171             20,441            16,742
12/02         17,358             15,925            13,313
12/03         21,682             20,490            19,603
12/04         25,916             22,718            23,196
12/05         30,632             23,834            24,252

    ------------------------------------------------------------
                            Average Annual Return/3/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------
    Capital
    Appreciation
- --  Fund         18.19% 20.84% -0.46% 11.84%       13.51%
    ------------------------------------------------------------
    S&P 500
- - - Index/1/      4.91% 14.39%  0.54%  9.07%       12.49%
    ------------------------------------------------------------
    Russell 2000
- --  Index/2/      4.55% 22.13%  8.22%  9.26%       13.36%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/19/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- -----------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


- -----------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE UPDATE

For the 12 months ended December 31, 2005, the High Yield Bond Trust returned 1.32%. The fund underperformed its unmanaged benchmark, the Credit Suisse First Boston High Yield Index, which returned 2.26% for the same period. It also underperformed the Lipper Variable High Current Yield funds category average, which was 2.56%.

Salomon Brothers Asset Management Inc. began managing the fund on July 1, 2005.

MARKET/ECONOMIC OVERVIEW

The high yield market returned 2.26% for the calendar year ended December 31, 2005, as represented by the CSFB High Yield Index. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors and Ford Motor Co., causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade in early May improved the market's tone, as the rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 12th consecutive rate hike (8 times in 2005) to 4.25% at the December Federal Open Markets Committee meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ended December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005's high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amount/1/ Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 42 basis points during 2005 to close at 388 basis points over U.S. Treasuries. Based on the 8.26% yield/i/ of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes./ii /However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

CONTRIBUTORS TO PERFORMANCE

Since takeover of this fund by the current management team, portfolio returns have been negatively impacted by the fund's security selection, specifically in the Automotive, Telecommunications and Energy sectors, and the higher-than-normal cash position. However, our sector overweight to Telecommunications and underweight to Automotive, as well as our security selection in Cable & Media and Utilities, helped make up some of the return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


- -----------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Targeted Return Index Securities Trust (7.651%, 06/15/15)   3.60%
      --------------------------------------------------------------------
      General Motors Acceptance Corp. (8.000%, 11/01/31)          1.95%
      --------------------------------------------------------------------
      Ford Motor Co. (7.450%, 07/16/31)                           1.88%
      --------------------------------------------------------------------
      Lyondell Chemical Co. (10.875%, 05/01/19)                   1.18%
      --------------------------------------------------------------------
      Tenet Healthcare Corp. (6.875%, 11/15/31)                   1.14%
      --------------------------------------------------------------------
      Ford Motor Credit Co. (6.625%, 6/16/08)                     1.08%
      --------------------------------------------------------------------
      CSC Holdings, Inc. Series B (7.625%, 04/01/11)              1.02%
      --------------------------------------------------------------------
      General Motors Corp. (8.375%, 07/15/33)                     1.01%
      --------------------------------------------------------------------
      D.R. Horton, Inc. (6.125%, 01/15/14)                        1.00%
      --------------------------------------------------------------------
      Houghton Miffin Co. (7.200%, 03/15/11)                      1.00%
      --------------------------------------------------------------------

/1/Source: Altman High Yield Bond Default ad Return Report, November 2, 2005.

/i/As measured by the yield on the Citigroup High Yield Market Index as of the period's close.

/ii/Yields are subject to change and will fluctuate.
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Domestic Bonds & Debt Securities        98.8%
Common Stocks                            0.8%
Convertible Preferred Stock              0.4%



- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


- -----------------------------------------------------------------------------


                       HIGH YIELD BOND TRUST MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
                CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       HIGH YIELD       CREDIT SUISSE
                       BOND TRUST        1ST BOSTON
                       ----------       -------------
   12/95                 $10,000           $10,000
   12/96                  11,605            11,242
   12/97                  13,527            12,662
   12/98                  14,414            12,735
   12/99                  15,051            13,153
   12/00                  15,197            12,468
   12/01                  16,649            13,191
   12/02                  17,410            13,600
   12/03                  22,485            17,400
   12/04                  24,452            19,479
   12/05                  24,773            19,919




    -------------------------------------------------------------
                             Average Annual Return/2/
                         (for the period ended 12/31/05)
    -------------------------------------------------------------
                  1 Year 3 Year 5 Year 10 Year Since Inception/3/
    -------------------------------------------------------------
    High Yield
- --  Bond Trust    1.32%  12.48% 10.27%  9.50%        9.54%
    -------------------------------------------------------------
    Credit Suisse
    First Boston
    High Yield
- - - Index/1/      2.26%  13.56%  9.82%  7.13%        9.44%
    -------------------------------------------------------------

/1/The Credit Suisse First Boston High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/19/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


- -----------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

During its fiscal year ended December 31, 2005, the Managed Assets Trust generated a return of 3.84%. In comparison, the Fund outperformed one of its unmanaged benchmarks, the Lehman Brothers Government/Credit Index,/v/ which advanced by 2.37%, and underperformed its other unmanaged benchmark, the S&P 500 Index, which gained 4.91% for the same period. The Fund underperformed its Lipper Variable Flexible Portfolio Funds Category Average,/vi/ which was up 4.88% over the same time frame.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE FUND'S REPORTING PERIOD?

The U.S. economy overcame a number of challenges during the year and continued to grow at a solid pace. Given the economy's strength and inflationary concerns triggered by record high oil prices, the Federal Reserve Board ("Fed")/i/ continued to raise short-term interest rates over the period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rate/ii/ thirteen times, bringing it from 1.00% to 4.25% at the end of 2005.

The U.S. financial markets generated positive, but modest returns during the reporting period. The overall stock market, as measured by the S&P 500 Index,/iii/ returned 4.91% in 2005. Strong corporate profits were often overshadowed by rising oil prices and interest rates. During the period, the overall bond market, as measured by the Lehman Aggregate Bond Index,/iv/ gained 2.43%. For the second year in a row, the bond market surprised many investors, as it rose in spite of the economy's expansion, higher interest rates, and inflationary pressures.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

In 2005, corporate profit growth was expected to exceed 10% for the third consecutive year. However, this did not translate into superior stock market returns. That said, there were areas of the U.S. market that generated strong results. For example, the equity portion of the Fund benefited from its exposure to the energy sector, as it returned more than 30% for the year, far outdistancing all other sectors. Elsewhere, the financial and healthcare sectors of the market both advanced roughly 6.5% in 2005.

The fixed income portion of the Fund's portfolio benefited from its holdings in select corporate securities. In particular, the Fund's industrial sector bonds enhanced results, as did our decision to lower the Fund's exposure to financials. The Fund's collateralized mortgage-backed securities also boosted returns. Elsewhere, our duration management techniques were positive for performance. By lengthening the Fund's overall duration in the second half of the year we benefited as longer-term interest rates fell.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

In terms of U.S. stocks, the Fund's holdings in the consumer discretionary and telecommunications sectors detracted from results, as they generated negative returns during the reporting period.

From a fixed income perspective, our underweight in Treasuries hurt returns. In addition, our yield curve positioning was a drag on relative performance over the reporting period. While the Fund's underweight in 1-3 year securities was beneficial, this was overshadowed by an overexposure to 5-7 year securities as the yield curve flattened. In addition, being short 20-30 year securities detracted from performance, as this was the best performing part of the yield curve during the year.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE FUND DURING THE REPORTING PERIOD?

Over the period, we increased the Fund's exposure to equities and lowered its exposure to fixed income securities. This was done to maintain a balanced portfolio.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/iv/The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.

/v/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 91 funds in the Fund's Lipper category, and excluding sales charges.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


- -----------------------------------------------------------------------------



SALOMON BROTHERS ASSET MANAGEMENT INC. COMMENTARY

ECONOMIC OVERVIEW:

The US economy ended 2005 on a stronger note as holiday sales appeared to meet expectations. Although the economy has been buffeted by several negative shocks
- - high-energy prices, hurricane losses, and rising interest rates - the full year 2005 results look to have been in line with the prior two years. Going forward, 2006 looks to be a watershed year for the U.S. economy as the recovery phase of the economic expansion finally moves the economy to full-employment.

While the economy still faces significant headwinds in the form of high home heating costs, rising interest rates, a cooling housing market; there are significant strengths as well. Among these strengths are very strong corporate profit trends, continued productivity growth, strong global growth, and an accelerating impetus from the New Orleans region rebuilding effort.

Stabilizing energy prices have helped overall inflation performance toward the end of 2005, but core CPI inflation continues to hover just over 2%. Although this has been very good news on the core CPI, there are reasons to expect increased pricing power among firms translates into higher core inflation in 2006. Chief among these factors is the economy's continued movement toward full-employment which looks to add pricing power and increase production bottlenecks. Shortages of construction materials and labor capacity due to the rebuilding of the Gulf region also look to add to price pressures in 2006.

While the stronger dollar in 2005 was a contributing factor to the moderation of goods price inflation and has also been reflected in stabilizing non-energy commodity prices, the dollar began to weaken again toward the end of 2005. Going forward, a weaker dollar looks to add modestly to inflation pressures in 2006.

While the Fed made it thirteen straight meetings followed by a 25 basis point tightening at the December Federal Open Markets Committee meeting, the language of the statement released following that meeting and the subsequent minutes of that same meeting made it clear that the sentiment of the committee is that the tightening job is nearly completed.

With the federal funds rate now at 4.25%, the Fed is expected to raise rates once again at the January 31 FOMC meeting and to indicate in statement and the minutes following that meeting that future policy moves could be in either direction and would depend on evolving economic data and circumstances. We anticipate that the Fed will hold the funds rate target steady at 4.5% through mid-year, at a minimum.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 08/15/08)         2.15%
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 08/15/10)         2.11%
             ------------------------------------------------------
             General Electric Co. (5.000%, 02/01/13)       2.07%
             ------------------------------------------------------
             Exxon Mobil Corp.                             1.99%
             ------------------------------------------------------
             PP&L Transition Bond LLC (7.050%, 06/25/09)   1.77%
             ------------------------------------------------------
             Microsoft Corp.                               1.41%
             ------------------------------------------------------
             Bank of America Corp.                         1.27%
             ------------------------------------------------------
             U.S. Treasury Note (3.250%, 08/15/08)         1.16%
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 05/15/15)         1.13%
             ------------------------------------------------------
             U.S. Treasury Note (3.625%, 07/15/09)         1.13%
             ------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Asset-Backed Securities                  2.0%
Collateralized Mortgage Obligations      2.1%
Domestic Bonds & Debt Securities        14.2%
Convertible Bonds                        5.3%
U.S. Government & Agency Obligations    11.8%
Foreign Bonds & Debt Securities          0.2%
Common Stock                            63.6%
Convertible Preferred Stock              0.8%


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


- -----------------------------------------------------------------------------


                        MANAGED ASSETS TRUST MANAGED BY
            SALOMON BROTHERS ASSET MANAGEMENT INC. AND TIMCO ASSET
                     MANAGEMENT, INC. VS. LEHMAN BROTHERS
             GOVERNMENT/CREDIT BOND INDEX/1/ AND S&P 500 INDEX/1/
                            Growth Based on $10,000

                           [CHART]

        MANAGED ASSETS     S&P 500     LEHMAN BROTHERS GOVERNMENT/
            TRUST           INDEX           CREDIT BOND INDEX
          ----------        -----           -----------------
12/95      $10,000         $10,000              $10,000
12/96       11,379          12,295               10,405
12/97       13,804          16,395               11,224
12/98       16,763          21,084               12,171
12/99       19,147          25,518               12,219
12/00       18,838          23,196               13,455
12/01       17,881          20,441               14,661
12/02       16,343          15,925               16,103
12/03       19,936          20,490               16,797
12/04       21,816          22,718               17,308
12/05       22,651          23,834               17,581


    ------------------------------------------------------------
                            Average Annual Return/3/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------
    Managed
- --  Assets Trust 3.84%  11.50% 3.76%   8.52%        8.93%
    ------------------------------------------------------------
    Lehman
    Brothers
    Government/
    Credit Bond
- --  Index/1/     1.58%   2.97% 5.50%   5.80%        8.70%
    ------------------------------------------------------------
    S&P 500
- - - Index/2/     4.91%  14.39% 0.54%   9.07%       13.12%
    ------------------------------------------------------------

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/3/Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 04/08/1983.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


- -----------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE UPDATE:

For the year ended December 31, 2005, the Money Market Portfolio returned 2.90%. The U.S. economy continued its steady growth in the fourth quarter, with strong manufacturing and industrial production data, low initial jobless claims and firm underlying corporate fundamentals. Consumer confidence, in particular, rebounded as declining gas prices improved sentiment ahead of the holiday season, rising to its highest level since Hurricanes Katrina and Rita. On the weaker side, the housing market began to exhibit signs of slowing as mortgage applications edged down, interest rates rose and home sales declined. Stabilizing energy prices helped overall inflation performance toward the end of 2005, but core CPI inflation continued to hover just over 2%.

Continuing its measured pace of rate increases and in line with market expectations, the Fed raised the federal funds rate by 25 basis points at both its November and December Federal Open Market Committee (FOMC) meetings, bringing the target rate to 4.25%. However, in an important departure from previous FOMC statements, the committee removed its characterization of monetary policy as "accommodative" at their December meeting. The overall sentiment of the text also reinforced the market's view that future monetary policy decisions will become more data dependent as the Fed's tightening cycle nears completion. In response, money market yields rose over the quarter as the economy continued to expand solidly and holiday sales appeared to meet expectations. Three-month LIBOR climbed 47 basis points, to 4.54%, while one-year LIBOR increased 40 basis points, to 4.84%. Three-month Treasury bill yields increased 54 basis points, to 4.07%, while six-month Treasury bill yields rose 45 basis points, to 4.37%.

ECONOMIC OVERVIEW:

The US economy ended 2005 on a stronger note as holiday sales appeared to meet expectations. Although the economy has been buffeted by several negative shocks--high-energy prices, hurricane losses, and rising interest rates--the full year 2005 results look to have been in line with the prior two years. Going forward, 2006 looks to be a watershed year for the U.S. economy as the recovery phase of the economic expansion finally moves the economy to full-employment.

While the economy still faces significant headwinds in the form of high home heating costs, rising interest rates, a cooling housing market; there are significant strengths as well. Among these strengths are very strong corporate profit trends, continued productivity growth, strong global growth, and an accelerating impetus from the New Orleans region rebuilding effort.

Stabilizing energy prices have helped overall inflation performance toward the end of 2005, but core CPI inflation continues to hover just over 2%. Although this has been very good news on the core CPI, there are reasons to expect increased pricing power among firms translates into higher core inflation in 2006. Chief among these factors is the economy's continued movement toward full-employment which looks to add pricing power and increase production bottlenecks. Shortages of construction materials and labor capacity due to the rebuilding of the Gulf region also look to add to price pressures in 2006.

While the stronger dollar in 2005 was a contributing factor to the moderation of goods price inflation and has also been reflected in stabilizing non-energy commodity prices, the dollar began to weaken again toward the end of 2005. Going forward, a weaker dollar looks to add modestly to inflation pressures in 2006.

While the Fed made it thirteen straight meetings followed by a 25 basis point tightening at the December FOMC meeting, the language of the statement released following that meeting and the subsequent minutes of that same meeting made it clear that the sentiment of the committee is that the tightening job is nearly completed.

With the federal funds rate now at 4.25%, the Fed is expected to raise rates once again at the January 31 FOMC meeting and to indicate in statement and the minutes following that meeting that future policy moves could be in either direction and would depend on evolving economic data and circumstances. We anticipate that the Fed will hold the funds rate target steady at 4.5% through mid-year, at a minimum.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- --------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Rabobank USA Financial Corp.     4.75%
                   -----------------------------------------
                   Goldman Sachs Group, Inc.        4.75%
                   -----------------------------------------
                   Dresdner U S Finance, Inc.       4.75%
                   -----------------------------------------
                   Societe Generale N.A.            4.75%
                   -----------------------------------------
                   General Electric Capital Corp.   4.75%
                   -----------------------------------------
                   Gannett Co., Inc.                4.75%
                   -----------------------------------------
                   Bank Ireland Governor & Co.      4.75%
                   -----------------------------------------
                   Atlantic Asset Security Corp.    4.75%
                   -----------------------------------------
                   Ormond Quay Funding LLC          4.75%
                   -----------------------------------------
                   Ebury Finance Ltd.               4.75%
                   -----------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financial - Diversified                 56.9%
Banks                                   23.5%
Media                                    4.7%
Foreign Government & Agency              4.7%
Health Care Equipment & Supplies         4.4%
Medium - Term Notes                      4.3%
Foreign Certificate of Deposit           1.5%



- ------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. Sales charges and redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CAPITAL APPRECIATION FUND                   ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,126.50        $4.18
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
HIGH YIELD BOND TRUST                       ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,013.10        $3.10
  Hypothetical (5% return before expenses)     1,000.00      1,022.13         3.11
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ASSETS TRUST                        ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,040.50        $3.14
  Hypothetical (5% return before expenses)     1,000.00      1,022.13         3.11
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONEY MARKET PORTFOLIO                      ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,017.10        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,023.19         2.04
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -----------------------------------------------------------------

         COMMON STOCKS - 92.7%
         BANKS - 5.8%
         Commerce Bancorp, Inc...............   636,190 $    21,891,298
         Wells Fargo & Co....................   709,220      44,560,293
                                                        ---------------
                                                             66,451,591
                                                        ---------------
         BIOTECHNOLOGY - 11.3%
         Genentech, Inc.*....................   818,045      75,669,162
         Gilead Sciences, Inc.*..............   714,505      37,604,398
         Invitrogen Corp.*...................   224,045      14,930,359
                                                        ---------------
                                                            128,203,919
                                                        ---------------
         CHEMICALS - 1.4%
         Huntsman Corp.*.....................   907,885      15,633,780
                                                        ---------------
         COMMUNICATIONS EQUIPMENT - 1.1%
         QUALCOMM, Inc.......................   287,440      12,382,915
                                                        ---------------
         COMPUTERS & PERIPHERALS - 13.5%
         Apple Computer, Inc.*............... 1,882,840     135,357,367
         Sun Microsystems, Inc.*............. 4,358,210      18,260,900
                                                        ---------------
                                                            153,618,267
                                                        ---------------
         ELECTRIC UTILITIES - 1.9%
         AES Corp.*.......................... 1,350,210      21,373,824
                                                        ---------------
         FINANCIAL - DIVERSIFIED - 4.3%
         American Express Co.................   285,470      14,690,286
         Ameriprise Financial, Inc...........    57,094       2,340,854
         Goldman Sachs Group, Inc. (The).....   172,875      22,077,866
         SLM Corp............................   183,095      10,086,704
                                                        ---------------
                                                             49,195,710
                                                        ---------------
         HEALTH CARE PROVIDERS & SERVICES - 8.1%
         UnitedHealth Group, Inc............. 1,482,960      92,151,134
                                                        ---------------
         INSURANCE - 1.0%
         Berkshire Hathaway, Inc. - Class B*.     3,901      11,451,386
                                                        ---------------
         INTERNET & CATALOG RETAIL - 3.9%
         eBay, Inc.*......................... 1,032,175      44,641,569
                                                        ---------------
         INTERNET SOFTWARE & SERVICES - 2.2%
         Yahoo!, Inc.*.......................   646,300      25,322,034
                                                        ---------------
         MEDIA - 3.8%
         XM Satellite Radio Holdings,
           Inc. - Class A*................... 1,568,785      42,796,455
                                                        ---------------
         OIL & GAS - 7.0%
         Murphy Oil Corp..................... 1,004,130      54,212,979
         Suncor Energy, Inc..................   397,580      25,099,225
                                                        ---------------
                                                             79,312,204
                                                        ---------------
         PHARMACEUTICALS - 8.7%
         Roche Holding AG....................   391,314      58,714,211
         Teva Pharmaceutical Industries, Ltd.
           (ADR).............................   946,100      40,691,761
                                                        ---------------
                                                             99,405,972
                                                        ---------------

       -------------------------------------------------------------------
       SECURITY                             SHARES/PAR       VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -------------------------------------------------------------------

       RETAIL - MULTILINE - 1.1%
       J.C. Penney Co., Inc................     232,800 $    12,943,680
                                                        ---------------
       RETAIL - SPECIALTY - 13.4%
       Advance Auto Parts*.................     692,647      30,102,439
       Coach, Inc.*........................     413,880      13,798,759
       Lowe's Cos., Inc....................     857,325      57,149,284
       NIKE, Inc. - Class B................     526,005      45,651,974
       Staples, Inc........................     236,670       5,374,776
                                                        ---------------
                                                            152,077,232
                                                        ---------------
       SOFTWARE - 4.2%
       Electronic Arts, Inc.*..............     904,725      47,326,165
                                                        ---------------
       Total Common Stocks
       (Cost $617,809,882)                                1,054,287,837
                                                        ---------------

       SHORT-TERM INVESTMENT - 7.6%
       State Street Bank & Trust Co.,
         Repurchased Agreement, dated
         12/30/05 at 2.800% to be
         repurchased at $86,411,875 on
         01/03/06 collateralized by
         78,740,000 U.S. Treasury Bond/Note
         5.250% due 02/15/29 with a value
         of $88,116,044
         (Cost $86,385,000)................ $86,385,000 $    86,385,000
                                                        ---------------

       TOTAL INVESTMENTS - 100.3%
       (Cost $704,194,882)                                1,140,672,837

       Other Assets and Liabilities (net) - (0.3%)           (3,405,776)
                                                        ---------------

       TOTAL NET ASSETS - 100.0%                        $ 1,137,267,061
                                                        ===============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

HIGH YIELD BOND TRUST

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 89.1%
       AEROSPACE & DEFENSE - 1.6%
       Argo-Tech Corp. 9.250%, due 06/01/11... $     75,000 $      77,250
       BE Aerospace, Inc., Series B 8.875%,
         due 05/01/11.........................      475,000       501,125
       Moog, Inc. 6.250%, due 01/15/15........      550,000       544,500
       Sequa Corp. Series B 8.875%,
         due 04/01/08.........................      725,000       759,437
                                                            -------------
                                                                1,882,312
                                                            -------------
       ASSET-BACKED SECURITY - 3.6%
       Targeted Return Index Securities Trust,
         Series HY-2005 7.651%, due 06/15/15
         (144A)(a)............................    4,104,880     4,224,693
                                                            -------------
       AUTO PARTS & EQUIPMENT - 0.0%
       Dura Operating Corp., Series B 8.625%,
         due 04/15/12.........................       57,000        47,310
                                                            -------------
       AUTOMOBILES - 3.2%
       Ford Motor Co.
         7.450%, due 07/16/31.................    3,225,000     2,209,125
        8.900%, due 01/15/32..................      275,000       202,812
       General Motors Corp.
         8.250%, due 07/15/23.................      175,000       113,313
        8.375%, due 07/15/33..................    1,775,000     1,180,375
                                                            -------------
                                                                3,705,625
                                                            -------------
       BUILDING MATERIALS - 0.7%
       Goodman Global Holding Co., Inc.
         7.491%, due 06/15/12
           (144A)(a)(b).......................      125,000       124,375
        7.875%, due 12/15/12 (144A)(a)........      290,000       271,150
       Nortek, Inc. 8.500%, due 09/01/14......      275,000       266,750
       Ply Gem Industries, Inc. 9.000%,
         due 02/15/12.........................      225,000       200,813
                                                            -------------
                                                                  863,088
                                                            -------------
       CHEMICALS - 5.1%
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%, due 07/15/14
         (144A)(a)............................      375,000       373,125
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/10.500%, due 10/01/14(c)......      163,000       119,397
       Foamex Cap Corp. 13.500%,
         due 08/15/06.........................      250,000        22,500
       Huntsman International LLC
         9.875%, due 03/01/09.................      450,000       477,000
        10.125%, due 07/01/09.................      289,000       299,837
       IMC Global, Inc., Series B 10.875%,
         due 06/01/08.........................       53,000        58,963
       Innophos, Inc. 9.625%, due 08/15/14
         (144A)(a)............................      100,000       101,250

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CHEMICALS - CONTINUED
      ISP Holdings, Inc., Series B 10.625%,
        due 12/15/09........................... $    275,000 $     290,125
      Lyondell Chemical Co. 10.875%,
        due 05/01/09...........................    1,325,000     1,382,969
      Nalco Co.
        7.750%, due 11/15/11...................       75,000        77,438
       8.875%, due 11/15/13....................      450,000       473,625
      NOVA Chemicals Corp. 6.500%,
        due 01/15/12...........................      425,000       413,844
      Resolution Performance Products LLC
        8.000%, due 12/15/09...................      325,000       333,125
       9.500%, due 04/15/10....................      325,000       330,687
      Rhodia SA
        7.625%, due 06/01/10...................      950,000       959,500
       8.875%, due 06/01/11....................      175,000       180,250
      Rockwood Specialties Group, Inc. 7.625%,
        due 11/15/14...........................       50,000        61,430
                                                             -------------
                                                                 5,955,065
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Alderwoods Group, Inc. 7.750%,
        due 09/15/12...........................      850,000       884,000
      Carriage Services, Inc. 7.875%,
        due 01/15/15...........................      125,000       127,813
      Iron Mountain, Inc. 7.750%,
        due 01/15/15...........................      295,000       298,687
                                                             -------------
                                                                 1,310,500
                                                             -------------
      CONTAINERS & PACKAGING - 3.0%
      Crown Cork & Seal Co., Inc. 7.375%,
        due 12/15/26...........................      850,000       782,000
      Crown Cork & Seal Finance PLC 7.000%,
        due 12/15/06...........................       75,000        76,125
      Graphic Packaging International Corp.
       8.500%, due 08/15/11....................       75,000        75,563
       9.500%, due 08/15/13....................      525,000       504,000
      Jefferson Smurfit Corp. 8.250%,
        due 10/01/12...........................      407,012       392,767
      Owens-Brockway Glass Container, Inc.
       8.875%, due 02/15/09....................      575,000       603,031
       7.750%, due 05/15/11....................      300,000       314,625
       6.750%, due 12/01/14....................      225,000       219,375
      Smurfit-Stone Container Enterprises, Inc.
        8.375%, due 07/01/12...................      225,000       218,812
      Solo Cup Co. 8.500%, due 02/15/14........      400,000       352,000
                                                             -------------
                                                                 3,538,298
                                                             -------------
      ELECTRIC UTILITIES - 1.5%
      AES Corp. 9.375%, due 09/15/10...........    1,025,000     1,124,937
      Calpine Corp. 8.500%,
        due 07/15/10 (144A)(a)(d)..............      225,000       185,625

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------------
       SECURITY                                    PAR            VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       ------------------------------------------------------------------------

       ELECTRIC UTILITIES - CONTINUED
       Calpine Generating Co. LLC 8.140%,
         due 04/01/09(b)(d)................... $    375,000    $     390,938
                                                               -------------
                                                                   1,701,500
                                                               -------------
       ELECTRIC UTILITIES - 0.8%
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(a)...............      375,000          381,094
       Reliant Energy, Inc.
        9.250%, due 07/15/10..................      150,000          150,750
        9.500%, due 07/15/13..................      425,000          428,187
                                                               -------------
                                                                     960,031
                                                               -------------
       ELECTRONICS - 1.3%
       L-3 Communications Corp. 6.375%,
         due 10/15/15 (144A)(a)...............    1,150,000        1,152,875
       Sanmina-SCI Corp. 6.750%,
         due 03/01/13.........................      150,000          143,438
       Thomas & Betts Corp. 7.250%,
         due 06/01/13.........................      175,000          186,316
                                                               -------------
                                                                   1,482,629
                                                               -------------
       ENERGY - 1.7%
       Dynegy Holdings, Inc.
        10.125%, due 07/15/13(a)..............      325,000          368,875
        7.125%, due 05/15/18..................      400,000          358,000
       NRG Energy, Inc. 8.000%, due 12/15/13..      876,000          981,120
       Reliant Energy, Inc. 6.750%,
         due 12/15/14.........................      300,000          263,250
                                                               -------------
                                                                   1,971,245
                                                               -------------
       ENTERTAINMENT & LEISURE - 3.6%
       AMC Entertainment, Inc.
        8.590%, due 08/15/10(b)...............      225,000          232,594
        9.500%, due 02/01/11..................      360,000          355,950
        8.000%, due 03/01/14..................      250,000          227,500
        Series B 8.625%, due 08/15/12.........      175,000          183,750
       Cinemark, Inc. 0.000%/9.750%,
         due 03/15/14(c)......................      325,000          242,125
       Gaylord Entertainment Co. 6.750%,
         due 11/15/14.........................      600,000          591,000
       Herbst Gaming, Inc. 7.000%,
         due 11/15/14.........................      550,000          550,000
       Isle of Capri Casinos, Inc. 7.000%,
         due 03/01/14.........................      550,000          539,000
       Mohegan Tribal Gaming Authority 7.125%,
         due 08/15/14.........................      175,000          180,031
       Penn National Gaming, Inc. 6.750%,
         due 03/01/15.........................      475,000          469,062
       Pinnacle Entertainment, Inc. 8.750%,
         due 10/01/13.........................      550,000          588,500
                                                               -------------
                                                                   4,159,512
                                                               -------------

      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.0%
      Allied Waste North America, Inc.
        6.500%, due 11/15/10................. $    825,000 $       820,875
       9.250%, due 09/01/12..................       83,000          90,263
       6.125%, due 02/15/14..................      225,000         213,187
                                                           ---------------
                                                                 1,124,325
                                                           ---------------
      FINANCIAL - DIVERSIFIED - 4.9%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(c).............       50,000          36,375
      Alamosa Delaware, Inc. 0.000%/
        12.000%, due 07/31/05(c).............      574,000         630,682
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14.........................      439,000         490,583
      CCM Merger, Inc. 8.000%, due 08/01/13
        (144A)(a)............................      275,000         265,375
      Ford Motor Credit Co. 6.625%,
        due 06/16/08.........................    1,400,000       1,270,569
      General Motors Acceptance Corp.
        8.000%, due 11/01/31.................    2,375,000       2,280,995
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(a)............................      275,000         273,625
      Vanguard Health Holdings II 9.000%,
        due 10/01/14.........................      500,000         533,750
                                                           ---------------
                                                                 5,781,954
                                                           ---------------
      FOOD PRODUCTS - 1.9%
      Del Monte Corp. 6.750%,
        due 02/15/15.........................      125,000         122,500
      Delhaize America, Inc. 9.000%,
        due 04/15/31.........................      425,000         501,763
      Doane Pet Care Co. 10.750%,
        due 03/01/10.........................      500,000         546,250
      Dole Food Co., Inc.
        8.875%, due 03/15/11.................       19,000          19,570
       8.750%, due 07/15/13..................      400,000         414,000
      Land O' Lakes, Inc. 9.000%,
        due 12/15/10.........................       50,000          54,500
      Smithfield Foods, Inc. 7.000%,
        due 08/01/11.........................      475,000         486,875
      Swift & Co. 10.125%, due 10/01/09......       50,000          51,875
                                                           ---------------
                                                                 2,197,333
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 3.6%
      Accellent, Inc. 10.500%, due 12/01/13
        (144A)(a)............................      375,000         386,250
      Community Health Systems, Inc. 6.500%,
        due 12/15/12.........................      150,000         146,813
      IASIS Healthcare LLC 8.750%,
        due 06/15/14.........................      550,000         580,250
      Radiologix, Inc., Series B 10.500%,
        due 12/15/08.........................      525,000         517,125

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      Select Medical Corp. 7.625%,
        due 02/01/15........................... $    425,000 $     411,187
      Tenet Healthcare Corp.
        7.375%, due 02/01/13...................      275,000       255,062
       6.875%, due 11/15/31....................    1,650,000     1,336,500
      Triad Hospitals, Inc. 7.000%,
        due 11/15/13...........................      550,000       554,125
                                                             -------------
                                                                 4,187,312
                                                             -------------
      HOMEBUILDERS - 3.0%
      D.R. Horton, Inc. 6.125%,
        due 01/15/14...........................    1,175,000     1,177,097
      K Hovnanian Enterprises, Inc. 6.375%,
        due 12/15/14...........................    1,150,000     1,093,474
      KB HOME
        8.625%, due 12/15/08...................      125,000       133,397
       9.500%, due 02/15/11....................      325,000       343,499
       6.375%, due 08/15/11....................      425,000       427,444
      William Lyon Homes, Inc. 10.750%,
        due 04/01/13...........................      350,000       363,125
                                                             -------------
                                                                 3,538,036
                                                             -------------

      HOTELS, RESTAURANTS & LEISURE - 5.4%
      Aztar Corp. 7.875%, due 06/15/14.........      250,000       263,125
      Boyd Gaming Corp. 6.750%,
        due 04/15/14...........................      725,000       723,187
      Denny's Corp. 1.000%, due 09/21/10.......       83,333        85,365
      Friendly Ice Cream Corp. 8.375%,
        due 06/15/12...........................      325,000       290,875
      HMH Properties, Inc., Series B 7.875%,
        due 08/01/08...........................       71,000        72,154
      Kerzner International, Ltd. 6.750%,
        due 10/01/15 (144A)(a).................      450,000       439,875
      Las Vegas Sands Corp 6.375%,
        due 02/15/15...........................      550,000       532,125
      Mandalay Resort Group 9.375%,
        due 02/15/10...........................       53,000        58,300
      MGM MIRAGE, Inc.
        8.375%, due 02/01/11...................      375,000       403,125
       6.750%, due 09/01/12....................      750,000       764,062
      Park Place Entertainment Corp. 7.875%,
        due 03/15/10...........................      800,000       864,000
      Station Casinos, Inc.
        6.000%, due 04/01/12...................      850,000       852,125
       6.500%, due 02/01/14....................      175,000       177,625
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14.............      800,000       782,000
                                                             -------------
                                                                 6,307,943
                                                             -------------

     -------------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     -------------------------------------------------------------------------

     HOUSEHOLD PRODUCTS - 1.9%
     Church & Dwight Co., Inc. 6.000%,
       due 12/15/12............................. $    125,000 $     123,750
     Home Products International, Inc. 9.625%,
       due 05/15/08.............................      150,000       115,500
     Norcraft Holdings LP/Norcraft Capital Corp.
       0.000%/9.750%, due 09/01/12(c)...........      400,000       286,000
     Playtex Products, Inc. 9.375%,
       due 06/01/11.............................      525,000       552,562
     Sealy Mattress Co. 8.250%,
       due 06/15/14.............................      475,000       491,625
     Spectrum Brands, Inc. 7.375%,
       due 02/01/15.............................      775,000       651,000
                                                              -------------
                                                                  2,220,437
                                                              -------------
     INDUSTRIAL - DIVERSIFIED - 0.5%
     BGF Industries, Inc., Series B 10.250%,
       due 01/15/09.............................      275,000       281,188
     Hexcel Corp. 6.750%, due 02/01/15..........      350,000       339,500
                                                              -------------
                                                                    620,688
                                                              -------------
     LEISURE EQUIPMENT & PRODUCTS - 0.2%
     Equinox Holdings, Inc. 9.000%,
       due 12/15/09.............................      250,000       268,438
                                                              -------------
     MACHINERY - 0.8%
     Case New Holland, Inc. 9.250%,
       due 08/01/11.............................      375,000       403,125
     Terex Corp. 7.375%, due 01/15/14...........      582,000       579,090
                                                              -------------
                                                                    982,215
                                                              -------------
     MEDIA - 9.6%
     Clear Channel Communications 8.000%,
       due 11/01/08.............................      200,000       212,764
     CCH I Holdings LLC 9.920%, due 04/01/14
       (144A)(a)................................      247,000       142,025
     CCH I LLC 11.000%, due 10/01/15
       (144A)(a)................................      197,000       166,465
     CCO Holdings LLC/CCO Holdings Capital
       Corp.
       8.616%, due 12/15/10(b)..................      300,000       294,750
      8.750%, due 11/15/13 (144A)(a)............    1,000,000       957,500
      8.750%, due 11/15/13......................       75,000        71,813
     Charter Communications Holdings LLC/
       Charter Communications Holdings
       Capital Corp. 8.375%, due 04/30/14
       (144A)(a)................................      550,000       550,000
     CSC Holdings, Inc., Series B 7.625%,
       due 04/01/11.............................    1,200,000     1,200,000
     Dex Media, Inc.
       8.000%, due 11/15/13.....................      625,000       640,625
      0.000%/9.000%, due 11/15/13(c)............      575,000       460,000

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     MEDIA - CONTINUED
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 03/15/13..................... $     81,000 $      87,480
      6.375%, due 06/15/15......................    1,050,000     1,031,625
     EchoStar DBS Corp. 6.625%,
       due 10/01/14.............................      575,000       554,156
     Houghton Mifflin Co.
      8.250%, due 02/01/11......................      175,000       181,563
      7.200%, due 03/15/11......................    1,125,000     1,170,000
     LIN Television Corp. 6.500%,
       due 05/15/13.............................      275,000       265,031
     LodgeNet Entertainment Corp. 9.500%,
       due 06/15/13.............................      200,000       218,500
     Mediacom LLC/Mediacom Capital Corp.
       9.500%, due 01/15/13.....................    1,025,000     1,005,781
     PRIMEDIA, Inc. 8.875%, due 05/15/11........      550,000       510,125
     Rogers Cable, Inc. 6.750%,
       due 03/15/15.............................       75,000        76,500
     Shaw Communications, Inc. 7.250%,
       due 04/06/11.............................      375,000       392,812
     Sinclair Broadcast Group, Inc. 8.000%,
       due 03/15/12.............................    1,000,000     1,035,000
                                                              -------------
                                                                 11,224,515
                                                              -------------
     METALS & MINING - 2.1%
     IPSCO, Inc. 8.750%, due 06/01/13...........      300,000       330,000
     Novelis, Inc. 7.500%, due 02/15/15.........      525,000       492,187
     Steel Dynamics, Inc. 9.500%,
       due 03/15/09.............................      175,000       185,063
     United States Steel LLC 10.750%,
       due 08/01/08.............................      504,000       559,440
     USEC, Inc. 6.625%, due 01/20/06............      775,000       775,000
     Wolverine Tube, Inc. 10.500%,
       due 04/01/09.............................      100,000        78,000
                                                              -------------
                                                                  2,419,690
                                                              -------------
     OFFICE FURNISHING & SUPPLIES - 0.5%
     IKON Office Solutions, Inc. 7.750%,
       due 09/15/15 (144A)(a)...................      200,000       196,000
     Xerox Capital Trust I 8.000%,
       due 02/01/27.............................      325,000       336,375
                                                              -------------
                                                                    532,375
                                                              -------------
     OIL & GAS - 5.1%
     Chesapeake Energy Corp 6.250%,
       due 01/15/18.............................    1,150,000     1,132,750
     Chesapeake Energy Corp. 6.875%,
       due 11/15/20 (144A)(a)...................      300,000       305,250
     Dresser-Rand Group, Inc. 7.625%,
       due 11/01/14 (144A)(a)...................      198,000       204,930
     El Paso CGP Co. 6.700%, due 02/15/27.......          930           939

       -----------------------------------------------------------------------
       SECURITY                                   PAR            VALUE
       DESCRIPTION                               AMOUNT         (NOTE 2)
       -----------------------------------------------------------------------

       OIL & GAS - CONTINUED
       El Paso Corp. 6.700%,
         due 02/15/27 (144A)(a).............. $     62,000    $      62,622
       El Paso Production Holding Co. 7.750%,
         due 06/01/13........................      650,000          677,625
       Forest Oil Corp. 8.000%, due 12/15/11.      150,000          164,625
       Kerr-McGee Corp. 7.000%,
         due 11/01/11........................      550,000          552,750
       Newfield Exploration Co. 6.625%,
         due 09/01/14........................      225,000          230,063
       Pogo Producing Co., Series B 8.250%,
         due 04/15/11........................      325,000          341,250
       Pride International, Inc. 7.375%,
         due 07/15/14........................      125,000          134,688
       Sonat, Inc. 6.625%, due 02/01/08......      275,000          276,719
       Southern Natural Gas Co. 7.350%,
         due 02/15/31........................      575,000          592,770
       Transcontinental Gas Pipe Line Corp.,
         Series B 8.875%, due 07/15/12.......      375,000          431,250
       Williams Companies., Inc. 7.125%,
         due 09/01/11........................      850,000          887,187
                                                              -------------
                                                                  5,995,418
                                                              -------------
       PAPER & FOREST PRODUCTS - 1.9%
       Abitibi-Consolidated, Inc. 7.750%,
         due 06/15/11........................      650,000          622,375
       Boise Cascade LLC
        7.025%, due 10/15/12(b)..............       50,000           49,000
        7.125%, due 10/15/14.................      550,000          515,625
       Buckeye Technologies, Inc. 8.000%,
         due 10/15/10........................      575,000          549,125
       Catalyst Paper Corp., Series D 8.625%,
         due 06/15/11........................      450,000          432,000
       Neenah Paper, Inc. 7.375%,
         due 11/15/14........................       50,000           45,375
       Catalyst Paper Corp. 7.375%,
         due 03/01/14........................       75,000           66,000
                                                              -------------
                                                                  2,279,500
                                                              -------------

       PHARMACEUTICALS - 0.6%
       Valeant Pharmaceuticals International
         7.000%, due 12/15/11................      575,000          567,813
       Warner Chilcott Corp. 8.750%,
         due 02/01/15 (144A)(a)..............      175,000          161,875
                                                              -------------
                                                                    729,688
                                                              -------------

       REAL ESTATE - 2.0%
       Felcor Lodging LP 9.000%, due 06/01/11
         (REIT)..............................      200,000          220,000
       Host Marriott LP (REIT)
        7.125%, due 11/01/13 (REIT)..........      100,000          104,500
        6.375%, due 03/15/15 (REIT)..........      900,000          902,250

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Series M 7.000%, due 08/15/12 (REIT).... $    100,000 $     103,000
      La Quinta Properties, Inc. 7.000%, due
        08/15/12 (REIT).......................       75,000        81,562
      MeriStar Hospitality Corp. (REIT)
       9.000%, due 01/15/08 (REIT)............      125,000       129,844
       9.125%, due 01/15/11 (REIT)............      725,000       793,875
                                                            -------------
                                                                2,335,031
                                                            -------------

      RETAIL - MULTILINE - 2.5%
      Carrols Corp. 9.000%, due 01/15/13......      550,000       537,625
      Denny's Corp. 1.000%, due 09/21/10......      416,665       424,479
      Harry & David Holdings, Inc. 9.000%,
        due 03/01/13..........................      375,000       377,813
      J.C. Penney Co., Inc. 8.125%,
        due 04/01/27..........................      380,000       399,950
      Jean Coutu Group PJC, Inc.
        7.625%, due 08/01/12..................      100,000        99,000
       8.500%, due 08/01/14...................      450,000       414,000
      Neiman Marcus Group, Inc. 10.375%,
        due 10/15/15 (144A)(a)................      200,000       204,250
      Rite Aid Corp.
       6.125%, due 12/15/08 (144A)(a).........      200,000       189,000
       8.125%, due 05/01/10...................      250,000       255,625
       7.500%, due 01/15/15...................       75,000        71,250
                                                            -------------
                                                                2,972,992
                                                            -------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
      Amkor Technologies, Inc.
       7.125%, due 03/15/11...................      500,000       442,500
       7.750%, due 05/15/13...................      157,000       137,375
      Freescale Semiconductor, Inc. 6.900%,
        due 07/15/09(b).......................      375,000       387,188
                                                            -------------
                                                                  967,063
                                                            -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 11.8%
      American Tower Escrow Corp. 12.250%,
        due 08/01/08(g).......................      300,000       236,250
      Calpoint Receivable Structured Trust
        7.440%, due 12/10/06 (144A)(a)........       59,648        60,096
      Centennial Communications Corp./Cellular
        Operating Co. LLC 10.125%,
        due 06/15/13..........................      700,000       764,750
      Cincinnati Bell, Inc.
       8.375%, due 01/15/14...................    1,025,000     1,013,469
       7.000%, due 02/15/15...................      650,000       640,250
      Citizens Communications Co. 6.250%,
        due 01/15/13..........................      500,000       486,250
      Dobson Cellular Systems, Inc. 8.375%,
        due 11/01/11..........................      275,000       293,219

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Inmarsat Finance II PLC 0.000%/
        10.375%, due 11/15/12(c).............. $    100,000 $      83,875
      Insight Midwest LP/Insight Capital, Inc.
        9.750%, due 10/01/09..................      725,000       750,250
      Intelsat Bermuda, Ltd. 8.250%, due
        01/15/13 (144A)(a)....................      675,000       685,125
      Intelsat Bermuda, Ltd. 8.695%, due
        01/15/12 (144A)(a)(b).................      175,000       178,719
      IWO Holdings, Inc.
       7.900%, due 01/15/12(b)................      100,000       104,250
       0.000%/10.750%, due
         01/15/15(c)..........................      400,000       291,000
      Lucent Technologies, Inc. 6.450%, due
        03/15/29..............................    1,325,000     1,142,812
      MCI, Inc.
       6.908%, due 05/01/07...................      951,000       960,510
       7.688%, due 05/01/09...................      176,000       182,160
       8.735%, due 05/01/14...................      225,000       249,469
      Nextel Communications, Inc.
       Series D 7.375%, due 08/01/15..........      950,000     1,003,335
       Series F 5.950%, due 03/15/14..........      650,000       654,243
      NTL Cable Plc 8.750%, due 04/15/14......      175,000       220,187
      PanAmSat Corp. 9.000%,
        due 08/15/14..........................      175,000       184,187
      Qwest Communications International, Inc.
        7.500%, due 02/15/14 (144A)(a)........      390,000       402,675
       7.500%, due 02/15/14...................       95,000        98,087
      Qwest Corp.
       7.875%, due 09/01/11...................      550,000       595,375
       7.500%, due 06/15/23...................      105,000       104,869
       6.875%, due 09/15/33...................      785,000       741,825
      Rogers Wireless Communications, Inc.
       7.250%, due 12/15/12...................      475,000       501,719
       8.000%, due 12/15/12...................      450,000       478,687
      Rural Cellular Corp. 8.250%,
        due 03/15/12..........................      700,000       742,000
                                                            -------------
                                                               13,849,643
                                                            -------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10..........................      500,000       442,500
      Levi Strauss & Co. 9.750%, due
        01/15/15..............................      825,000       862,125
      Quiksilver, Inc. 6.875%, due
        04/15/15..............................      275,000       266,063
      Simmons Co.
       7.875%, due 01/15/14...................      225,000       209,250
       0.000%/10.000%, due 12/15/14
         (144A)(a)(c).........................      175,000        95,375
                                                            -------------
                                                                1,875,313
                                                            -------------

                       See notes to financial statements

HIGH YIELD BOND TRUST PORTFOLIO

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       TRANSPORTATION - 0.2%
       CHC Helicopter Corp. 7.375%, due
         05/01/14............................ $    200,000 $     203,250
                                                           -------------
       Total Domestic Bonds & Debt Securities
         (Cost $103,954,962)                                 104,414,967
                                                           -------------
                                                 SHARES
       -----------------------------------------------------------------
       COMMON STOCKS - 0.7%
       ELECTRIC UTILITIES - 0.4%
       NorthWestern Corp.....................       17,382       540,059
                                                           -------------
       MEDIA - 0.0%
       Classic Holdco LLC*(e)(f).............        1,057        34,549
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
       MCI, Inc..............................        5,159       101,787
                                                           -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
       Dobson Communications Corp.
         Class A*............................       19,195       143,963
       iPCS, Inc.*...........................          957        46,175
                                                           -------------
                                                                 190,138
                                                           -------------
       Total Common Stocks
         (Cost $985,663)                                         866,533
                                                           -------------

       CONVERTIBLE PREFERRED STOCK - 0.3%
                                                  PAR
                                                 AMOUNT
       -----------------------------------------------------------------
       AUTO COMPONENTS - 0.0%
       HLI Operating Co., Inc., Series A*
         8.000%.............................. $         40         1,420
                                                           -------------
                                                 SHARES
       -----------------------------------------------------------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
       Alamosa Holdings, Inc., Series B
         7.500%..............................          284       389,470
                                                           -------------
       Total Convertible Preferred Stock
       (Cost $94,181)                                            390,890
                                                           -------------

       WARRANT - 0.0%
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
       Viasystems Group, Inc., Expires
       1/31/10*(e) (Cost $142,521)...........        9,411             0
                                                           -------------

      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 8.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $9,602,987 on
        01/03/06 collateralized by $9,930,000
        U.S Treasury Note 4.000% due 11/15/12
        with a value of $9,793,463
        (Cost - $9,600,000).................... $ 9,600,000 $   9,600,000
                                                            -------------

      TOTAL INVESTMENTS - 98.3%
      (Cost $114,777,327)                                     115,272,390

      Other Assets and Liabilities (net) - 1.7%                 1,944,284
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 117,216,674
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 11.185% of net assets.

(b) Variable rate securities. Coupon rates disclosed are those which are in effect at December 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(c) Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Security is in default.

(e) Illiquid securities. Representing in the aggregate 0.000% of net assets.

(f) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(g) Zero Coupon Bond. Interest rate represents current yield to maturity.

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 17.9%
      AEROSPACE & DEFENSE - 0.4%
      Lockheed Martin Corp.
        8.500%, due 12/01/29.................. $    400,000 $     546,827
      Northrop Grumman Corp.
       4.079%, due 11/16/06...................      500,000       496,242
       7.125%, due 02/15/11...................      100,000       109,086
                                                            -------------
                                                                1,152,155
                                                            -------------
      ASSET-BACKED SECURITIES - 1.9%
      Chase Funding Mortgage Loan Asset-Backed
        Certificates, Series 2002-2, Class 1A5
        5.833%, due 04/25/32..................      500,000       504,023
      PP&L Transition Bond LLC, Series 1999-1,
        Class A7 7.050%, due 06/25/09.........    4,816,528     4,910,883
                                                            -------------
                                                                5,414,906
                                                            -------------
      AUTOMOBILES - 0.0%
      Ford Motor Co. 7.450%, due 07/16/31.....      200,000       137,000
                                                            -------------
      AUTO MANUFACTURERS - 0.2%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 01/15/12............      600,000       648,196
                                                            -------------
      BANKS - 1.5%
      ABN AMRO Bank NV
        4.390%, due 05/11/07(a)...............      700,000       700,706
      Bank of America Corp.
        5.375%, due 06/15/14..................      500,000       509,112
      HSBC Bank USA 5.875%, due 11/01/34......      300,000       303,737
      Huntington National Bank
        4.650%, due 06/30/09..................      300,000       298,235
      Rabobank Capital Funding Trust III
        5.254%, due 12/31/16 (144A)(b)........      200,000       196,504
      RBS Capital Trust I 4.709%, due
        12/29/49..............................      300,000       285,573
      Royal Bank of Scotland Group Plc
        5.050%, due 01/08/15..................      300,000       298,366
      U.S. Bank North America
        4.950%, due 10/30/14..................      200,000       198,248
      Wachovia Bank North America
       4.800%, due 11/01/14...................      200,000       194,451
       4.641%, due 11/03/14(a)................      700,000       707,433
      Washington Mutual Bank FA.
        5.125%, due 01/15/15..................      400,000       391,516
                                                            -------------
                                                                4,083,881
                                                            -------------
      BEVERAGES - 0.3%
      Bottling Group LLC 4.625%, due
        11/15/12..............................      300,000       296,212
      PepsiAmericas, Inc.
        4.875%, due 01/15/15..................      600,000       592,593
                                                            -------------
                                                                  888,805
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
     Banc of America Commercial Mortgage,
       Inc., Series 2004-6, Class AJ
       4.870%, due 12/10/42..................... $  1,150,000 $   1,116,539
     Commercial Mortgage Pass Through
       Certificates 5.167%, due 06/10/44........    1,400,000     1,397,020
     JP Morgan Chase Commercial Mortgage
       Securities Corp.                             2,000,000     1,947,137
      Series 2004-C3, Class AJ
        4.922%, due 01/15/42....................
      Series 2005-CB124.948%, due
        09/12/37................................      950,000       930,759
      Series 2005-LDP4, Class AM
        4.999%, due 10/15/42....................      430,000       422,009
                                                              -------------
                                                                  5,813,464
                                                              -------------
     ELECTRIC UTILITIES - 1.1%
     Dominion Resources, Inc., Series F
       5.250%, due 08/01/33.....................      300,000       294,659
     PSEG Energy Holdings LLC
       8.500%, due 06/15/11.....................    2,000,000     2,150,000
     SP PowerAssets, Ltd. 5.000%, due 10/22/13
       (144A)(b)................................      700,000       700,575
                                                              -------------
                                                                  3,145,234
                                                              -------------
     FINANCIAL - DIVERSIFIED - 3.6%
     AIG SunAmerica Global Financing VII
       5.850%, due 08/01/08 (144A)(b)...........      400,000       408,655
     American General Finance Corp.
       3.875%, due 10/01/09.....................      800,000       766,878
     Capital One Bank 5.000%, due
       06/15/09.................................      520,000       518,184
     Capital One Financial Corp.
       5.500%, due 06/01/15.....................      300,000       298,786
     Caterpillar Financial Services
       4.700%, due 03/15/12.....................      700,000       694,107
     Countrywide Financial Corp., Series A
       4.500%, due 06/15/10.....................      500,000       485,822
     Countrywide Home Loans, Inc., Series L
       4.000%, due 03/22/11.....................      580,000       546,374
     Credit Suisse First Boston USA, Inc.
      3.875%, due 01/15/09......................      500,000       485,717
      6.125%, due 11/15/11......................      300,000       315,310
     Ford Motor Credit Co.
      6.500%, due 01/25/07......................      400,000       387,084
      5.700%, due 01/15/10......................      100,000        85,080
     Glencore Funding LLC 6.000%, due
       04/15/14 (144A)(b).......................      300,000       282,612
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34.....................      400,000       421,623
     HSBC Finance Corp. 6.375%, due
       10/15/11.................................    1,100,000     1,164,189

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      JP Morgan Chase & Co.
        5.250%, due 05/01/15.................. $    400,000 $     398,561
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................      500,000       489,012
      Merrill Lynch & Co., Inc., Series C
       4.125%, due 09/10/09...................      300,000       291,333
       4.250%, due 02/08/10...................      300,000       292,088
       5.000%, due 01/15/15...................      300,000       296,025
      Morgan Stanley 5.050%, due 01/21/11.....      600,000       600,840
      Principal Life Global Funding I
        6.125%, due 10/15/33 (144A)(b)........      600,000       648,962
                                                            -------------
                                                                9,877,242
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.1%
      WellPoint, Inc. 6.800%, due 08/01/12....      300,000       327,739
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Wyeth 6.500%, due 02/01/34..............      500,000       552,281
                                                            -------------
      INDUSTRIAL CONGLOMERATES - 0.4%
      General Electric Co. 5.000%, due
        02/01/13..............................    1,100,000     1,101,050
                                                            -------------
      INSURANCE - 0.3%
      Berkshire Hathaway Finance Corp.
       4.400%, due 05/16/08(a)................      200,000       200,152
       4.750%, due 05/15/12...................      400,000       395,953
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      100,000       112,733
                                                            -------------
                                                                  708,838
                                                            -------------
      MEDIA - 2.1%
      Comcast Cable Communications, Inc.
        8.875%, due 05/01/17..................    2,000,000     2,465,270
      COX Communications, Inc.
        7.125%, due 10/01/12..................      700,000       751,040
      Liberty Media Corp.
        5.991%, due 09/17/06(a)...............      352,000       354,485
      Time Warner, Inc. 7.625%, due
        04/15/31..............................    2,000,000     2,233,900
                                                            -------------
                                                                5,804,695
                                                            -------------
      OIL & GAS - 0.8%
      Anadarko Finance Co., Series B
        6.750%, due 05/01/11..................      300,000       324,944
      Consolidated Natural Gas Co., Series A
        5.000%, due 12/01/14..................      200,000       194,379
      Cooper Cameron Corp.
        2.650%, due 04/15/07..................      200,000       193,432
      Devon Financing Corp. ULC
        7.875%, due 09/30/31..................      400,000       509,873
      Duke Capital LLC 4.331%, due 11/16/06...      300,000       297,974
      Kinder Morgan Energy Partners LP
        5.125%, due 11/15/14..................      200,000       195,947

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Phelps Dodge Corp. 8.750%, due
       06/01/11................................ $    300,000 $     345,324
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      300,000       292,244
                                                             -------------
                                                                 2,354,117
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.1%
     International Paper Co.
       5.300%, due 04/01/15....................      200,000       192,975
                                                             -------------
     REAL ESTATE - 1.4%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP 4.750%, due
       02/01/10................................      200,000       194,989
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      200,000       204,201
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      300,000       304,952
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      100,000       100,106
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................    2,400,000     2,569,699
     Simon Property Group LP, (REIT)
      4.600%, due 06/15/10.....................      200,000       195,164
      5.100%, due 06/15/15.....................      200,000       193,788
                                                             -------------
                                                                 3,860,927
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
     Deutsche Telekom International Finance BV
       8.250%, due 06/15/30....................      400,000       510,267
     France Telecom S.A. 8.500%, due
       03/01/31................................    1,000,000     1,338,318
     SBC Communications, Inc.
       6.450%, due 06/15/34....................      300,000       313,208
     Sprint Capital Corp. 8.375%, due
       03/15/12................................      500,000       580,197
     Telecom Italia Capital S.A.
       4.000%, due 01/15/10....................      300,000       285,995
                                                             -------------
                                                                 3,027,985
                                                             -------------
     TOBACCO - 0.3%
     Altria Group, Inc. 5.625%, due
       11/04/08................................      700,000       710,050
                                                             -------------
     Total Domestic Bonds & Debt Securities
     (Cost $47,414,700)                                         49,801,540
                                                             -------------

     CONVERTIBLE BONDS - 5.2%
     AEROSPACE & DEFENSE - 0.3%
     Armor Holdings, Inc.,
       2.000%/0.000%, due 11/01/24(c)..........      200,000       198,750
     L-3 Communications Corp.
      3.000%, due 08/01/35 (144A)(b)...........      300,000       298,125
      3.000%, due 08/01/35.....................       50,000        49,688
     Lockheed Martin Corp.
       4.090%, due 08/15/33(a).................      275,000       294,629
                                                             -------------
                                                                   841,192
                                                             -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        AIRLINES - 0.2%
        Continental Airlines, Inc.
          4.500%, due 02/01/07............... $    125,000 $     117,188
        Frontier Airlines, Inc.
          5.000%, due 12/15/25...............      200,000       217,000
                                                           -------------
                                                                 334,188
                                                           -------------
        BIOTECHNOLOGY - 0.3%
        Amgen, Inc. 0.778%, due 03/01/32(d)..      625,000       490,625
        InterMune, Inc. 0.250%, due 03/01/11.      225,000       199,125
        Invitrogen Corp.
         3.250%, due 06/15/25................      200,000       192,500
         3.250%, due 06/15/25 (144A)(b)......       50,000        48,125
                                                           -------------
                                                                 930,375
                                                           -------------
        BUILDING MATERIALS - 0.2%
        Masco Corp., Series B
          2.017%, due 07/20/31(d)............      425,000       195,500
        NCI Building Systems, Inc.
          2.750%, due 11/15/24...............      225,000       266,625
                                                           -------------
                                                                 462,125
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.1%
        Euronet Worldwide, Inc.
          1.625%, due 12/15/24...............      300,000       307,875
                                                           -------------
        COMPUTERS & PERIPHERALS - 0.1%
        Electronics For Imaging, Inc.
          1.500%, due 06/01/23...............      175,000       194,469
        Silicon Graphics, Inc. 6.500%, due
          06/01/09...........................      125,000        85,937
                                                           -------------
                                                                 280,406
                                                           -------------
        ENVIRONMENTAL SERVICES - 0.2%
        Waste Connections, Inc.
          4.750%, due 05/01/22(a)............      375,000       416,738
                                                           -------------
        FINANCIAL - DIVERSIFIED - 0.0%
        Merrill Lynch & Co., Inc.
          0.000%, due 03/13/32(d)............      100,000       106,500
                                                           -------------
        FINANCIAL SERVICES - 0.1%
        Sealed Air Corp. 3.000%, due 06/30/33
          (144A)(b)..........................      350,000       350,875
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.4%
        LifePoint Hospitals, Inc.
         3.250%, due 08/15/25 (144A)(b)......      275,000       251,969
         3.250%, due 08/15/25................      225,000       206,156
        Omnicare, Inc. 3.250%, due 12/15/35..      200,000       199,500
        Pacificare Health Systems, Inc.
          3.000%, due 10/15/32...............      125,000       541,094
                                                           -------------
                                                               1,198,719
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 0.5%
        Actuant Corp. 2.000%, due 11/15/23...      275,000       401,500
        Danaher Corp. 1.407%, due
          01/22/21(d)........................      350,000       289,188

        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ---------------------------------------------------------------

        INDUSTRIAL - DIVERSIFIED - CONTINUED
        Roper Industries, Inc. 1.481%, due
          01/15/34.......................... $    525,000 $     290,062
        United Rentals Trust I 6.500%, due
          08/01/28..........................        8,100       346,275
                                                          -------------
                                                              1,327,025
                                                          -------------
        MEDIA - 0.3%
        Charter Communications, Inc.
          5.875%, due 11/16/09..............      275,000       205,907
        Liberty Media Corp.
         0.750%, due 03/30/23...............      250,000       268,750
         4.000%, due 11/15/29...............      325,000       192,156
                                                          -------------
                                                                666,813
                                                          -------------

        OIL & GAS - 0.4%
        Grey Wolf, Inc. 4.004%, due
          04/01/24(a).......................      125,000       172,437
        Halliburton Co. 3.125%, due 07/15/23      150,000       257,250
        Nabors Industries, Inc., Series B
          0.000%, due 06/15/23(d)...........      300,000       355,125
        Pride International, Inc.
          3.250%, due 05/01/33..............      250,000       330,625
                                                          -------------
                                                              1,115,437
                                                          -------------
        PHARMACEUTICALS - 0.6%
        BioMarin Pharmaceutical, Inc.
          3.500%, due 06/15/08..............      300,000       283,500
        CV Therapeutics, Inc. 2.750%, due
          05/16/12..........................      100,000       150,000
        Enzon Pharmaceuticals, Inc.
          4.500%, due 07/01/08..............      150,000       135,375
        Nektar Therapeutics, 3.250%, due
          09/28/12 (144A)(b)................      175,000       176,969
        NPS Pharmaceuticals, Inc.
          3.000%, due 06/15/08..............      325,000       281,937
        Oscient Pharmaceutical Corp.
          3.500%, due 04/15/11..............      250,000       193,750
        Sepracor, Inc. 0.156%, due
          10/15/24(d).......................      225,000       214,313
        Teva Pharmaceutical Industries, Ltd.
          0.250%, due 02/01/24..............      250,000       312,500
                                                          -------------
                                                              1,748,344
                                                          -------------
        RETAIL - MULTILINE - 0.5%
        Best Buy Co., Inc.
         2.250%, due 01/15/22 (144A)(b).....      175,000       186,812
         2.250%, due 01/15/22...............      125,000       133,437
        CBRL Group, Inc. 1.995%, due
          04/03/32(d).......................      950,000       441,750
        CKE Restaurants, Inc.
          4.000%, due 10/01/23..............       50,000        80,188
        Men's Wearhouse, Inc.
          3.125%, due 10/15/23..............      375,000       436,875
                                                          -------------
                                                              1,279,062
                                                          -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Amkor Technology, Inc.
         5.000%, due 03/15/07................ $    200,000 $     189,750
       Intel Corp.
         2.950%, due 12/15/35 (144A)(b)......      200,000       196,250
                                                           -------------
                                                                 386,000
                                                           -------------
       SOFTWARE - 0.3%
       Mentor Graphics Corp.
         5.941%, due 08/06/23(a).............      275,000       251,157
       Open Solutions, Inc.
         1.467%, due 02/02/35................      520,000       274,950
       SafeNet, Inc. (144A)
         2.500%, due 12/15/10(b).............      200,000       199,250
                                                           -------------
                                                                 725,357
                                                           -------------
       SOFTWARE - 0.1%
       RealNetworks, Inc.
         0.815%, due 07/01/10(d).............      175,000       171,937
       SINA Corp.
         0.000%, due 07/15/23(d).............      150,000       164,063
                                                           -------------
                                                                 336,000
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       ADC Telecommunications, Inc.
         5.045%, due 06/15/13(a).............      450,000       455,062
       Amdocs, Ltd.
         0.500%, due 03/15/24................      150,000       135,188
       Ciena Corp.
         3.750%, due 02/01/08................      300,000       276,750
       Dobson Communications Corp.
         1.500%, due 10/01/25 (144A)(b)......      200,000       186,250
       NII Holdings, Inc.,
         2.750%, due 08/15/25 (144A)(b)......      350,000       381,937
       RF Micro Devices, Inc.
         1.500%, due 07/01/10................       50,000        46,188
                                                           -------------
                                                               1,481,375
                                                           -------------
       Total Convertible Bonds
       (Cost $14,021,420)                                     14,294,406
                                                           -------------

       U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.8%
       Federal National Mortgage Assoc.
        1.750%, due 06/16/06.................    1,000,000       987,429
        6.000%, due 01/01/13 - 08/01/28......      783,876       797,535
        6.500%, due 12/01/27.................       24,092        24,833
        5.500%, due 08/01/28.................      262,524       260,838
       Government National Mortgage Assoc.
        9.000%, due 11/15/19.................       12,245        13,348
        9.500%, due 01/15/20.................        7,014         7,771
                                                           -------------
       Total U. S. Government Agency Mortgage
       Backed Securities
       (Cost $2,069,688)                                       2,091,754
                                                           -------------

       ---------------------------------------------------------------------
       SECURITY                                 SHARES/PAR        VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       ---------------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 10.8%
       Federal Home Loan Mortgage Corp.
        4.875%, due 11/15/13.................. $    500,000    $     503,179
        2.900%/7.000%, due 02/27/19(e)........      500,000          498,507
       U.S. Treasury Bond
        4.500%, due 11/15/15..................      200,000          201,703
        5.250%, due 11/15/28..................    2,100,000        2,291,134
       U.S. Treasury Bonds
         5.250%, due 02/15/29.................      100,000          109,152
       U.S. Treasury Note
         4.125%, due 05/15/15.................    3,200,000        3,130,877
       U.S. Treasury Notes
        4.000%, due 08/31/07..................    1,500,000        1,490,508
        5.625%, due 05/15/08..................    2,068,000        2,125,033
        3.250%, due 08/15/08..................    3,300,000        3,209,640
        4.125%, due 08/15/08 - 08/15/10.......   11,900,000       11,812,597
        3.625%, due 07/15/09..................    3,200,000        3,122,752
        4.250%, due 10/15/10 - 08/15/15.......    1,500,000        1,481,844
                                                               -------------
       Total U. S. Government & Agency
       Obligations
       (Cost $30,464,700)                                         29,976,926
                                                               -------------

       FOREIGN BONDS & DEBT SECURITIES - 0.2%
       CANADA - 0.2%
       Canada Mortgage & Housing Corp. 3.375%,
         due 12/01/08
         (Cost $499,200)...................... $    500,000          484,097
                                                               -------------
       COMMON STOCKS - 62.0%
       AEROSPACE & DEFENSE - 1.4%
       Boeing Co. (The).......................        9,566          671,916
       General Dynamics Corp..................        8,588          979,461
       Lockheed Martin Corp...................        9,950          633,118
       Northrop Grumman Corp..................       13,073          785,818
       United Technologies Corp...............       16,136          902,164
                                                               -------------
                                                                   3,972,477
                                                               -------------
       AIR FREIGHT & LOGISTICS - 0.5%
       United Parcel Service, Inc. - Class B..       18,020        1,354,203
                                                               -------------
       AUTOMOBILES - 0.1%
       Ford Motor Co..........................       16,282          125,697
       Harley-Davidson, Inc...................        4,682          241,076
                                                               -------------
                                                                     366,773
                                                               -------------
       BANKS - 4.2%
       Bank of America Corp...................       76,490        3,530,014
       Comerica, Inc..........................       10,732          609,148
       Commerce Bancorp, Inc..................       11,300          388,833
       First Horizon National Corp............           64            2,460
       KeyCorp................................        7,034          231,630
       Marshall & Ilsley Corp.................        6,017          258,972
       National City Corp.....................       21,813          732,263
       PNC Financial Services Group, Inc......        6,728          415,992
       SunTrust Banks, Inc....................       15,678        1,140,731

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        BANKS - CONTINUED
        U.S. Bancorp.........................      22,726 $     679,280
        Wachovia Corp........................      35,543     1,878,803
        Wells Fargo & Co.....................      27,175     1,707,405
                                                          -------------
                                                             11,575,531
                                                          -------------
        BEVERAGES - 1.4%
        Brown-Forman Corp. - Class B.........       4,150       287,678
        Coca-Cola Co.........................      26,965     1,086,959
        Coca-Cola Enterprises, Inc...........      24,287       465,582
        Molson Coors Brewing Co. - Class B...       5,665       379,498
        PepsiCo, Inc.........................      26,082     1,540,925
                                                          -------------
                                                              3,760,642
                                                          -------------
        BIOTECHNOLOGY - 1.3%
        Amgen, Inc.*.........................      20,822     1,642,023
        Biogen Idec, Inc.*...................      10,512       476,509
        Enzon Pharmaceuticals, Inc.*.........       8,100        59,940
        Genentech, Inc.*.....................       6,606       611,055
        Gilead Sciences, Inc.*...............      16,677       877,710
                                                          -------------
                                                              3,667,237
                                                          -------------
        BUILDING PRODUCTS - 0.2%
        Masco Corp...........................       6,494       196,054
        Pulte Homes, Inc.....................      11,472       451,538
                                                          -------------
                                                                647,592
                                                          -------------
        CHEMICALS - 0.5%
        Dow Chemical Co......................      18,551       812,905
        E.I. du Pont de Nemours & Co.........       6,923       294,227
        Monsanto Co..........................       4,104       318,183
                                                          -------------
                                                              1,425,315
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.3%
        Acco Brands Corp.*...................       2,119        51,916
        Cendant Corp.........................      17,480       301,530
        Fiserv, Inc.*........................       4,135       178,921
        Herman Miller, Inc...................      11,174       314,995
                                                          -------------
                                                                847,362
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 2.1%
        Cisco Systems, Inc.*.................     106,792     1,828,279
        Comverse Technology, Inc.*...........      27,725       737,208
        Corning, Inc.*.......................      31,037       610,188
        Motorola, Inc........................      37,175       839,783
        QUALCOMM, Inc........................      23,475     1,011,303
        Scientific-Atlanta, Inc..............      16,788       723,059
                                                          -------------
                                                              5,749,820
                                                          -------------
        COMPUTERS & PERIPHERALS - 2.5%
        Apple Computer, Inc.*................      17,297     1,243,481
        Dell, Inc.*..........................      39,528     1,185,445
        EMC Corp.*...........................      39,137       533,046
        Hewlett-Packard Co...................      48,109     1,377,361
        International Business Machines Corp.      28,323     2,328,150

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMPUTERS & PERIPHERALS - CONTINUED
        Lexmark International, Inc. - Class A*       2,045 $      91,677
        Sun Microsystems, Inc.*...............      55,652       233,182
                                                           -------------
                                                               6,992,342
                                                           -------------
        CONTAINERS & PACKAGING - 0.3%
        Ball Corp.............................       7,225       286,977
        Sealed Air Corp.*.....................       8,955       503,002
                                                           -------------
                                                                 789,979
                                                           -------------
        ELECTRIC UTILITIES - 1.6%
        AES Corp.*............................      42,990       680,532
        American Electric Power Co., Inc......      21,191       785,974
        Edison International..................      15,790       688,602
        Exelon Corp...........................       6,488       344,772
        FirstEnergy Corp......................      16,501       808,384
        Public Service Enterprise Group, Inc..       4,503       292,560
        Southern Co...........................       9,265       319,921
        TXU Corp..............................      12,202       612,418
                                                           -------------
                                                               4,533,163
                                                           -------------
        ELECTRICAL EQUIPMENT - 0.3%
        Energizer Holdings, Inc.*.............       4,270       212,603
        Thomas & Betts Corp.*.................      14,626       613,707
                                                           -------------
                                                                 826,310
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
        Jabil Circuit, Inc.*..................      15,466       573,634
        Waters Corp.*.........................       9,536       360,461
        Xerox Corp.*..........................      52,061       762,693
                                                           -------------
                                                               1,696,788
                                                           -------------
        ENERGY - 0.3%
        Constellation Energy Group, Inc.......      12,820       738,432
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Baker Hughes, Inc.....................       7,851       477,184
        Halliburton Co........................       6,627       410,609
        Rowan Companies, Inc..................       2,700        96,228
        Schlumberger Ltd......................      10,905     1,059,420
        Transocean, Inc.*.....................       7,171       499,747
                                                           -------------
                                                               2,543,188
                                                           -------------
        FINANCIAL - DIVERSIFIED - 5.9%
        American Express Co...................      23,907     1,230,254
        Ameriprise Financial, Inc.............       4,781       196,021
        Bank of New York Co., Inc. (The)......      11,670       371,690
        Bear Stearns Cos., Inc................       8,690     1,003,956
        Capital One Financial Corp............      11,982     1,035,245
        CIT Group, Inc........................      13,921       720,829
        Countrywide Financial Corp............      24,726       845,382
        E*TRADE Financial Corp.*..............      30,762       641,695
        Fannie Mae............................      17,834       870,478
        Franklin Resources, Inc...............       4,692       441,095
        Freddie Mac...........................       3,364       219,837

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        -------------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - CONTINUED
        Goldman Sachs Group, Inc. (The).......      11,198 $   1,430,097
        JP Morgan Chase & Co..................      65,916     2,616,206
        Lehman Brothers Holdings, Inc.........       9,878     1,266,063
        Marsh & McLennan Cos., Inc............       8,352       265,260
        MBNA Corp.............................       6,661       180,846
        Merrill Lynch & Co., Inc..............      17,137     1,160,689
        Morgan Stanley........................      19,664     1,115,735
        Principal Financial Group, Inc........       9,910       470,031
        State Street Corp.....................       7,466       413,915
                                                           -------------
                                                              16,495,324
                                                           -------------
        FOOD & DRUG RETAILING - 0.6%
        Albertson's, Inc......................      16,421       350,589
        CVS Corp..............................      21,786       575,586
        SUPERVALU, Inc........................      12,819       416,361
        Walgreen Co...........................       8,096       358,329
                                                           -------------
                                                               1,700,865
                                                           -------------
        FOOD PRODUCTS - 0.8%
        Archer-Daniels-Midland Co.............      25,467       628,016
        General Mills, Inc....................      10,770       531,177
        Hormel Foods Corp.....................       5,643       184,413
        Kellogg Co............................       3,323       143,620
        Sara Lee Corp.........................      12,413       234,606
        Smithfield Foods, Inc.*...............      18,655       570,843
                                                           -------------
                                                               2,292,675
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
        Becton, Dickinson & Co................       3,936       236,475
        Boston Scientific Corp.*..............      13,330       326,452
        Johnson & Johnson.....................      46,625     2,802,162
        Medtronic, Inc........................      19,145     1,102,178
        Zimmer Holdings, Inc.*................       8,265       557,391
                                                           -------------
                                                               5,024,658
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 2.1%
        Aetna, Inc............................       8,352       787,677
        AmerisourceBergen Corp................      11,242       465,419
        Cardinal Health, Inc..................       2,714       186,587
        Caremark Rx, Inc.*....................      10,134       524,840
        Humana, Inc.*.........................      16,326       886,992
        UnitedHealth Group, Inc...............      34,908     2,169,183
        WellPoint, Inc.*......................       8,918       711,567
                                                           -------------
                                                               5,732,265
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.0%
        Darden Restaurants, Inc...............      12,657       492,104
        Marriott International, Inc. - Class A      12,025       805,314
        McDonald's Corp.......................      31,752     1,070,677
        Starwood Hotels & Resorts Worldwide,
          Inc.................................       2,832       180,852
        Yum! Brands, Inc......................       4,404       206,460
                                                           -------------
                                                               2,755,407
                                                           -------------

       --------------------------------------------------------------------
       SECURITY                                                  VALUE
       DESCRIPTION                               SHARES         (NOTE 2)
       --------------------------------------------------------------------

       HOUSEHOLD DURABLES - 1.5%
       Black & Decker Corp....................       4,277    $     371,928
       Fortune Brands, Inc....................       9,018          703,584
       KB HOME................................       4,792          348,187
       Procter & Gamble Co....................      47,369        2,741,718
                                                              -------------
                                                                  4,165,417
                                                              -------------
       HOUSEHOLD PRODUCTS - 0.3%
       Colgate-Palmolive Co...................       5,385          295,367
       Kimberly-Clark Corp....................       8,064          481,018
                                                              -------------
                                                                    776,385
                                                              -------------
       INDUSTRIAL - DIVERSIFIED - 2.8%
       3M Co..................................       8,500          658,750
       General Electric Co....................     163,980        5,747,499
       Honeywell International, Inc...........      13,410          499,523
       Tyco International, Ltd................      33,463          965,742
                                                              -------------
                                                                  7,871,514
                                                              -------------
       INSURANCE - 3.5%
       ACE, Ltd...............................       4,729          252,718
       AFLAC, Inc.............................       8,569          397,773
       Allstate Corp. (The)...................      10,859          587,146
       Ambac Financial Group, Inc.............       9,237          711,803
       American International Group, Inc......      43,485        2,966,982
       Aon Corp...............................       4,883          175,544
       Chubb Corp. (The)......................      10,315        1,007,260
       CIGNA Corp.............................       6,162          688,295
       Hartford Financial Services Group, Inc.       3,415          293,314
       Jefferson-Pilot Corp...................       2,333          132,818
       Lincoln National Corp..................       3,117          165,295
       MGIC Investment Corp...................       5,934          390,576
       Progressive Corp. (The)................       7,216          842,684
       Prudential Financial, Inc..............      15,737        1,151,791
                                                              -------------
                                                                  9,763,999
                                                              -------------
       INTERNET & CATALOG RETAIL - 0.3%
       eBay, Inc.*............................      18,072          781,614
                                                              -------------
       INTERNET SOFTWARE & SERVICES - 0.3%
       Sohu.com, Inc.*........................       5,100           93,534
       Yahoo!, Inc.*..........................      20,955          821,017
                                                              -------------
                                                                    914,551
                                                              -------------
       IT CONSULTING & SERVICES - 0.1%
       Affiliated Computer Services, Inc. -
         Class A*.............................       6,700          396,506
                                                              -------------
       MACHINERY - 1.1%
       Danaher Corp...........................       3,559          198,521
       Deere & Co.............................       8,886          605,226
       Eaton Corp.............................       3,249          217,975
       Ingersoll-Rand Co., Ltd. - Class A.....      19,516          787,861
       Oshkosh Truck Corp.....................       8,760          390,608
       PACCAR, Inc............................      11,531          798,291
       Parker Hannifin Corp...................       1,906          125,720
                                                              -------------
                                                                  3,124,202
                                                              -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          -----------------------------------------------------------

          MEDIA - 2.0%
          Comcast Corp. - Class A*.........      33,766 $     876,566
          Gannett Co., Inc.................       7,544       456,940
          McGraw-Hill Cos., Inc............       5,711       294,859
          News Corp. - Class A.............      39,975       621,611
          Time Warner, Inc.................      97,173     1,694,697
          Viacom, Inc. - Class B...........      20,328       662,693
          Walt Disney Co. (The)............      37,356       895,423
                                                        -------------
                                                            5,502,789
                                                        -------------
          METALS & MINING - 0.9%
          Allegheny Technologies, Inc......      16,838       607,515
          Newmont Mining Corp..............       6,565       350,571
          Nucor Corp.......................      10,583       706,098
          Phelps Dodge Corp................       5,563       800,349
                                                        -------------
                                                            2,464,533
                                                        -------------
          OIL & GAS - 4.9%
          Anadarko Petroleum Corp..........       4,869       461,338
          Burlington Resources, Inc........      14,047     1,210,851
          Chevron Corp.....................      34,664     1,967,875
          ConocoPhillips...................      22,396     1,302,999
          Devon Energy Corp................       7,103       444,222
          Exxon Mobil Corp.................      98,265     5,519,545
          Marathon Oil Corp................      10,410       634,698
          National Fuel Gas Co.............       4,151       129,470
          Occidental Petroleum Corp........      12,047       962,314
          Sunoco, Inc......................       5,202       407,733
          Valero Energy Corp...............      12,320       635,712
                                                        -------------
                                                           13,676,757
                                                        -------------
          PAPER & FOREST PRODUCTS - 0.2%
          International Paper Co...........       7,990       268,544
          Weyerhaeuser Co..................       3,404       225,821
                                                        -------------
                                                              494,365
                                                        -------------
          PHARMACEUTICALS - 2.7%
          Abbott Laboratories..............      17,582       693,258
          Bristol-Myers Squibb Co..........      30,191       693,789
          Eli Lilly & Co...................      14,279       808,049
          Hospira, Inc.*...................       1,408        60,234
          Medco Health Solutions, Inc.*....       4,519       252,160
          Merck & Co., Inc.................      34,546     1,098,908
          Oscient Pharmaceuticals Corp.*...      20,000        45,400
          Pfizer, Inc......................     116,843     2,724,779
          Schering-Plough Corp.............      22,947       478,445
          Wyeth............................      14,856       684,416
                                                        -------------
                                                            7,539,438
                                                        -------------
          RETAIL - MULTILINE - 1.1%
          Costco Wholesale Corp............       7,322       362,219
          Federated Department Stores, Inc.       4,198       278,453
          Kohl's Corp.*....................      11,226       545,584
          Wal-Mart Stores, Inc.............      38,095     1,782,846
                                                        -------------
                                                            2,969,102
                                                        -------------

          -------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                           SHARES      (NOTE 2)
          -------------------------------------------------------------

          RETAIL - SPECIALTY - 2.3%
          Abercrombie & Fitch Co. - Class A..       5,822 $     379,478
          American Eagle Outfitters, Inc.....       9,019       207,257
          AutoZone, Inc.*....................       4,384       402,232
          Best Buy Co., Inc..................       8,772       381,407
          GameStop Corp. - Class B*..........       5,167       149,326
          Gap, Inc. (The)....................       8,758       154,491
          Home Depot, Inc. (The).............      30,256     1,224,763
          Lowe's Cos., Inc...................      15,525     1,034,897
          NIKE, Inc. - Class B...............       2,014       174,795
          Nordstrom, Inc.....................      15,546       581,420
          Office Depot, Inc.*................       4,801       150,751
          Staples, Inc.......................      18,049       409,893
          Target Corp........................      19,464     1,069,936
                                                          -------------
                                                              6,320,646
                                                          -------------
          ROAD & RAIL - 0.6%
          Burlington Northern Santa Fe Corp..      13,113       928,663
          CSX Corp...........................      12,041       611,321
                                                          -------------
                                                              1,539,984
                                                          -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.8%
          Advanced Micro Devices, Inc.*......      13,871       424,453
          Analog Devices, Inc................       6,075       217,910
          Intel Corp.........................     102,117     2,548,840
          KLA-Tencor Corp....................       3,210       158,349
          Maxim Integrated Products, Inc.....       5,030       182,287
          Micron Technology, Inc.*...........      33,834       450,331
          Texas Instruments, Inc.............      31,784     1,019,313
                                                          -------------
                                                              5,001,483
                                                          -------------
          SOFTWARE - 2.1%
          Autodesk, Inc......................       3,518       151,098
          Microsoft Corp.....................     149,807     3,917,453
          Oracle Corp.*......................      79,366       969,059
          Sybase, Inc.*......................      17,521       383,009
          Symantec Corp.*....................      20,539       359,433
                                                          -------------
                                                              5,780,052
                                                          -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
          AT&T, Inc.*........................      59,905     1,467,074
          BellSouth Corp.....................      25,199       682,893
          CenturyTel, Inc....................      18,365       608,983
          Sprint Nextel Corp.................      46,258     1,080,587
          Verizon Communications, Inc........      42,976     1,294,437
                                                          -------------
                                                              5,133,974
                                                          -------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.0%
          Jones Apparel Group, Inc...........       1,775        54,528
                                                          -------------
          TOBACCO - 0.9%
          Altria Group, Inc..................      32,372     2,418,836
                                                          -------------
          Total Common Stocks
          (Cost $147,249,923)                               172,179,023
                                                          -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CONVERTIBLE PREFERRED STOCK - 0.8%
      BANKS - 0.2%
      Sovereign Capital Trust IV
        4.375%, due 03/07/34...................        6,500 $     286,000
      Washington Mutual Capital Trust I
        5.375%, due 05/03/41...................        3,000       162,750
      Washington Mutual Capital Trust I
        (144A)(b) 5.375%, due 05/03/41.........        2,300       125,538
                                                             -------------
                                                                   574,288
                                                             -------------

      ELECTRIC UTILITIES - 0.0%
      NRG Energy, Inc..........................          175       227,916
                                                             -------------
      FINANCIAL - DIVERSIFIED - 0.1%
      Doral Financial Corp. 4.750%.............        1,200       188,550
                                                             -------------
      MEDIA - 0.1%
      Interpublic Group of Cos, Inc., Series B
        (144A)(b) 5.250%.......................          280       258,370
                                                             -------------
      OIL & GAS - 0.1%
      Chesapeake Energy Corp. 5.000%...........        1,300       178,588
                                                             -------------
      PHARMACEUTICALS - 0.1%
      Omnicare, Inc., Series B
        4.000%, due 06/15/33...................        3,200       237,664
                                                             -------------
      REAL ESTATE - 0.2%
      Host Marriott 6.750%, due 12/02/26.......        5,600       349,356
      Simon Property Group, Inc. 6.000%........        3,100       199,330
                                                             -------------
                                                                   548,686
                                                             -------------
      Total Convertible Preferred Stock
      (Cost $2,236,727)                                          2,214,062
                                                             -------------

      SHORT-TERM INVESTMENT - 2.0%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $5,519,717 on
        01/03/06 collateralized by 4,050,000
        U.S. Treasury Bond 8.125% due
        08/15/19 with a value of $5,634,563.
        (Cost $5,518,000)...................... $  5,518,000     5,518,000
                                                             -------------

      TOTAL INVESTMENTS - 99.7%
      (Cost $249,474,358)                                      276,559,808

      Other Assets and Liabilities (net) - 0.3%                    927,277
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 277,487,085
                                                             =============

* Non-income producing security.

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 1.77% of net assets.

(c) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(d) Zero coupon bond - Interest rate represents current yield to maturity,

(e) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Managed Assets Trust at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        16.78%
                  AA                                       1.17
                  A                                        5.88
                  BBB                                      6.86
                  BB                                       1.95
                  B                                        0.64
                  Below B                                  2.25
                  Equities/Other                          64.47
                                                         ------
                  Total:                                 100.00%
                                                         ======

MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



           ---------------------------------------------------------
           SECURITY                            PAR         VALUE
           DESCRIPTION                        AMOUNT      (NOTE 2)
           ---------------------------------------------------------

           SHORT-TERM INVESTMENTS - 100.2%

           COMMERCIAL PAPER - 89.7%

           BANKS - 23.6%
           Abbey National North America LLC
             4.260%, due 01/04/06.......... $ 2,000,000 $  1,999,290
           Fortis Funding LLC
             4.260%, due 01/30/06..........   4,426,000    4,410,811
           KFW International Finance, Inc.
             4.250%, due 01/26/06..........  16,000,000   15,952,778
           Rabobank USA Financial Corp.
             4.270%, due 01/04/06..........  16,000,000   15,994,307
           Societe Generale N.A.
             4.270%, due 01/10/06..........  16,000,000   15,982,920
           Toronto Dominion Holdings USA
             4.275%, due 01/23/06..........  16,000,000   15,958,200
           UBS Financial LLC
             4.190%, due 01/03/06..........   9,000,000    8,997,905
                                                        ------------
                                                          79,296,211
                                                        ------------

           FINANCIAL - DIVERSIFIED - 56.9%
           American Express Credit Corp.
             4.260%, due 01/25/06..........  16,000,000   15,954,560
           American General Finance Corp.
             4.280%, due 01/23/06..........  16,000,000   15,958,151
           Atlantic Asset Security Corp.
             4.320%, due 01/19/06..........  16,000,000   15,965,440
           Dresdner U S Finance, Inc.
             4.300%, due 01/09/06..........  16,000,000   15,984,711
           Ebury Finance Ltd.
             4.370%, due 01/19/06..........  16,000,000   15,965,040
           General Electric Capital Corp.
             4.250%, due 01/13/06..........  16,000,000   15,977,333
           Goldman Sachs Group, Inc.
             4.260%, due 01/09/06..........  16,000,000   15,984,853
           Hanover Funding Co. LLC
             4.330%, due 01/30/06..........  16,000,000   15,944,191
           HSBC Finance Corp.
             4.260%, due 02/02/06..........  16,000,000   15,939,413
           Koch Industries LLC
             4.260%, due 01/27/06..........  16,000,000   15,950,774
           Ormond Quay Funding LLC
             4.320%, due 01/19/06..........  16,000,000   15,965,440
           Toyota Motor Credit Corp.
             4.280%, due 02/01/06..........  16,000,000   15,941,031
                                                        ------------
                                                         191,530,937
                                                        ------------

           HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
           Becton Dickinson & Co.
             4.250%, due 01/24/06..........  15,000,000   14,959,271
                                                        ------------
                                                          14,959,271
                                                        ------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.7%
     Gannett Co., Inc.
       4.250%, due 01/18/06..................... $16,000,000 $ 15,967,889
                                                             ------------
                                                               15,967,889
                                                             ------------
                                                              301,754,308
                                                             ------------

     FOREIGN CERTIFICATE OF DEPOSIT - 1.5%
     Depfa Bank Plc
       4.250%, due 01/06/06.....................   5,000,000    4,997,049
                                                             ------------

     FOREIGN GOVERNMENT & AGENCY - 4.7%
     Bank Ireland Governor & Co.
       4.275%, due 01/18/06.....................  16,000,000   15,967,700
                                                             ------------

     MEDIUM-TERM NOTE - 4.3%
     Stanfield Victoria Finance Ltd.
       4.330%, due 01/17/06.....................  14,423,000   14,395,244
                                                             ------------
     Total Short-Term Investments
     (Cost $337,114,301)                                      337,114,301
                                                             ------------

     TOTAL INVESTMENTS - 100.2%
     (Cost $337,114,301)                                      337,114,301

     Other Assets and Liabilities (net) - (0.2)%                 (711,622)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $336,402,679
                                                             ============

                       See notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                Capital Appreciation  High Yield Bond Managed Assets
                                                                        Fund               Trust          Trust
                                                                --------------------  --------------- --------------
ASSETS
   Investments, at value (Note 2)*                                    $1,140,672,837     $115,272,390   $276,559,808
   Cash                                                                          216              230         76,100
   Cash denominated in foreign currencies**                                       --              123             10
   Receivable for investments sold                                                --               --        501,735
   Receivable for Trust shares sold                                           15,753           23,391         16,121
   Dividends receivable                                                      252,577            5,388        235,498
   Interest receivable                                                        13,438        2,225,070      1,006,229
   Receivable from investment adviser (Note 4)                                    --               --             --
   Other assets                                                               51,838            5,747         13,680
                                                                --------------------  --------------- --------------
       Total assets                                                    1,141,006,659      117,532,339    278,409,181
                                                                --------------------  --------------- --------------
LIABILITIES
   Payables for:
       Investments purchased                                                      --          159,830        476,457
       Trust shares redeemed                                               2,916,288           50,224        246,126
       Income distribution payable                                                --               --             --
       Investment advisory fee payable (Note 4)                              631,929           43,526        118,843
       Administration fee payable (Note 4)                                    60,814            5,892         14,261
       Custodian fees payable                                                     --           16,457          6,878
   Accrued expenses                                                          130,567           39,736         59,531
                                                                --------------------  --------------- --------------
       Total liabilities                                                   3,739,598          315,665        922,096
                                                                --------------------  --------------- --------------
NET ASSETS                                                            $1,137,267,061     $117,216,674   $277,487,085
                                                                ====================  =============== ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                    $1,000,454,001     $108,389,668   $236,679,484
   Accumulated net realized gain (loss)                                 (299,657,453)         584,692      7,638,125
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency                            436,470,658          495,049     27,085,452
   Accumulated undistributed (distributions in excess of)
       net investment income                                                    (145)       7,747,265      6,084,024
                                                                --------------------  --------------- --------------
NET ASSETS                                                            $1,137,267,061     $117,216,674   $277,487,085
                                                                ====================  =============== ==============
CAPITAL SHARES OUTSTANDING                                                14,528,622       11,669,983     16,134,334
                                                                ====================  =============== ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                          $        78.28     $      10.04   $      17.20
                                                                ====================  =============== ==============

- ---------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                 $  704,194,882     $114,777,327   $249,474,358
**Cost of cash denominated in foreign currencies                                  --              126              8

                                                                Money Market
                                                                 Portfolio
                                                                ------------
ASSETS
   Investments, at value (Note 2)*                              $337,114,301
   Cash                                                                  654
   Cash denominated in foreign currencies**                               --
   Receivable for investments sold                                        --
   Receivable for Trust shares sold                                   70,709
   Dividends receivable                                                   --
   Interest receivable                                                    --
   Receivable from investment adviser (Note 4)                        18,120
   Other assets                                                       14,153
                                                                ------------
       Total assets                                              337,217,937
                                                                ------------
LIABILITIES
   Payables for:
       Investments purchased                                              --
       Trust shares redeemed                                          66,974
       Income distribution payable                                   570,174
       Investment advisory fee payable (Note 4)                       90,207
       Administration fee payable (Note 4)                            16,736
       Custodian fees payable                                          6,112
   Accrued expenses                                                   65,055
                                                                ------------
       Total liabilities                                             815,258
                                                                ------------
NET ASSETS                                                      $336,402,679
                                                                ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                              $336,402,733
   Accumulated net realized gain (loss)                               (8,019)
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency                             --
   Accumulated undistributed (distributions in excess of)
       net investment income                                           7,965
                                                                ------------
NET ASSETS                                                      $336,402,679
                                                                ============
CAPITAL SHARES OUTSTANDING                                       336,402,733
                                                                ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                    $       1.00
                                                                ============

- -----------------------------------------------------------------------------
* Investments at cost                                           $337,114,301
**Cost of cash denominated in foreign currencies                          --

                       See notes to financial statements

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                          Capital      High Yield    Managed       Money
                                                                        Appreciation      Bond       Assets       Market
                                                                            Fund         Trust        Trust      Portfolio
                                                                        ------------  -----------  -----------  -----------
INVESTMENT INCOME:
    Dividends (1)                                                       $  5,547,953  $    57,101  $ 3,220,681  $        --
    Interest                                                               2,064,135    8,296,219    4,593,464   10,765,858
                                                                        ------------  -----------  -----------  -----------
       Total investment income                                             7,612,088    8,353,320    7,814,145   10,765,858
                                                                        ------------  -----------  -----------  -----------
EXPENSES:
    Investment advisory fee (Note 4)                                       7,347,893      501,713    1,412,933    1,064,045
    Administration fees (Note 4)                                             634,624       67,757      169,552      197,472
    Custody fees                                                              58,717       47,924       42,561       28,601
    Audit                                                                     29,333       21,543       27,923       20,941
    Legal                                                                     32,631       20,509       21,640       25,360
    Trustee fees and expenses                                                 12,245        9,000       10,315        9,009
    Shareholder reporting                                                    105,960       14,064       33,861       40,740
    Insurance                                                                 40,246        3,901       12,103       12,006
    Other                                                                      2,079        1,861        2,284           --
                                                                        ------------  -----------  -----------  -----------
       Total expenses                                                      8,263,728      688,272    1,733,172    1,398,174
       Less fees waived and expenses reimbursed by the adviser                    --           --           --      (81,761)
                                                                        ------------  -----------  -----------  -----------
    Net expenses                                                           8,263,728      688,272    1,733,172    1,316,413
                                                                        ------------  -----------  -----------  -----------
    Net investment income (loss)                                            (651,640)   7,665,048    6,080,973    9,449,445
                                                                        ------------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                       129,519,570    1,080,675    7,976,681         (214)
       Futures contracts                                                          --           --      (94,393)          --
       Foreign currency related transactions                                (153,161)          87           --           --
                                                                        ------------  -----------  -----------  -----------
          Net realized gain (loss) on investments, futures
            contracts and foreign currency related transactions          129,366,409    1,080,762    7,882,288         (214)
                                                                        ------------  -----------  -----------  -----------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                              386,491,310    7,613,711   30,719,411           --
          End of year                                                    436,470,658      495,049   27,085,452           --
                                                                        ------------  -----------  -----------  -----------
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                   49,979,348   (7,118,662)  (3,633,959)          --
                                                                        ------------  -----------  -----------  -----------
    Net realized and unrealized gain (loss) on investments, futures
       contracts and foreign currency related transactions               179,345,757   (6,037,900)   4,248,329         (214)
                                                                        ------------  -----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $178,694,117  $ 1,627,148  $10,329,302  $ 9,449,231
                                                                        ============  ===========  ===========  ===========

- ----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                      $     75,878  $        --  $       356  $        --

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENTS OF CHANGES IN NET ASSETS



                                                 Capital Appreciation Fund         High Yield Bond Trust
                                              ------------------------------    --------------------------
                                                Year Ended      Year Ended       Year Ended    Year Ended
                                               December 31,    December 31,     December 31,  December 31,
                                                   2005           2004*             2005         2004*
                                              --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $     (651,640) $   (1,463,757)   $  7,665,048  $  6,907,148
   Net realized gain (loss) on investments,
       futures contracts and foreign
       currency related transactions             129,366,409     (47,038,979)      1,080,762      (362,305)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              49,979,348     223,220,300      (7,118,662)    1,617,958
   Net increase from payment by affiliates
       (Note 4)                                           --              --              --        75,068
                                              --------------  --------------    ------------  ------------
   Net increase in net assets resulting from
       operations                                178,694,117     174,717,564       1,627,148     8,237,869
                                              --------------  --------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             --              --          (5,879)   (6,987,891)
   From net realized gains                                --              --              --       (65,843)
                                              --------------  --------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --              --          (5,879)   (7,053,734)
                                              --------------  --------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 7):
   Proceeds from shares sold                      17,215,233       4,387,734      23,441,319    19,629,157
   Net asset value of shares issued through
       dividend reinvestment                              --              --           5,879     7,053,734
   Cost of shares repurchased                   (100,985,962)   (122,503,664)    (14,390,752)  (17,180,397)
                                              --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           (83,770,729)   (118,115,930)      9,056,446     9,502,494
                                              --------------  --------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           94,923,388      56,601,634      10,677,715    10,686,629
   Net assets at beginning of year             1,042,343,673     985,742,039     106,538,959    95,852,330
                                              --------------  --------------    ------------  ------------
   Net assets at end of year                  $1,137,267,061  $1,042,343,673    $117,216,674  $106,538,959
                                              ==============  ==============    ============  ============
   Net assets at end of year includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $         (145) $           --    $  7,747,265  $    (28,233)
                                              ==============  ==============    ============  ============

* Audited by other Independent Registered Public Accounting Firm. (Note 11)

                       See notes to financial statements

   Managed Assets Trust          Money Market Portfolio
- ----------------------------  -----------------------------
 Year Ended    Year Ended       Year Ended     Year Ended
December 31,  December 31,     December 31,   December 31,
    2005         2004*             2005          2004*
- ----------------------------  -----------------------------
$  6,080,973  $  6,677,914    $   9,449,445  $   3,375,116

   7,882,288    11,807,350             (214)            16


  (3,633,959)    7,564,971               --             --
          --            --               --             --
- ------------  ------------    -------------  -------------
  10,329,302    26,050,235        9,449,231      3,375,132
- ------------  ------------    -------------  -------------
     (45,070)   (6,765,497)      (9,449,445)    (3,375,116)
  (1,756,536)   (2,452,309)              --             --
- ------------  ------------    -------------  -------------
  (1,801,606)   (9,217,806)      (9,449,445)    (3,375,116)
- ------------  ------------    -------------  -------------
   5,388,198     7,924,859      210,694,050    183,076,228
   1,801,606     9,217,806        9,113,502      3,223,605
 (35,479,366)  (26,600,443)    (186,351,355)  (229,178,505)
- ------------  ------------    -------------  -------------
 (28,289,562)   (9,457,778)      33,456,197    (42,878,672)
- ------------  ------------    -------------  -------------
 (19,761,866)    7,374,651       33,455,983    (42,878,656)
 297,248,951   289,874,300      302,946,696    345,825,352
- ------------  ------------    -------------  -------------
$277,487,085  $297,248,951    $ 336,402,679  $ 302,946,696
============  ============    =============  =============

$  6,084,024  $     48,121    $       7,965  $       7,965
============  ============    =============  =============

                       See notes to financial statements

FINANCIAL HIGHLIGHTS


                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
         CAPITAL APPRECIATION FUND          ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $66.23     $ (0.04)(a)    $ 12.09 (a)    $  12.05   $    --      $    --
           12/31/2004++                         55.41       (0.09)(a)      10.91 (a)       10.82        --           --
           12/31/2003++                         44.38        0.07 (a)      10.99 (a)       11.06    (0.03)           --
           12/31/2002++                         60.30        0.14 (a)     (15.24)(a)     (15.10)    (0.81)           --
           12/31/2001++                         82.01        0.61 (a)     (22.01)(a)     (21.40)    (0.31)           --
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         HIGH YIELD BOND TRUST              ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $ 9.91     $  0.67 (a)    $ (0.54)(a)    $   0.13   $   --+      $    --
           12/31/2004++                          9.76        0.70 (a)       0.16 (a)        0.86    (0.70)       (0.01)
           12/31/2003++                          8.11        0.77 (a)       1.59 (a)        2.36    (0.71)           --
           12/31/2002++                          9.04        0.78 (a)      (0.40)(a)        0.38    (1.31)           --
           12/31/2001++                          8.77        0.80 (a)       0.04 (a)        0.84    (0.57)           --
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         MANAGED ASSETS TRUST               ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $16.67     $  0.36 (a)    $  0.27 (a)    $   0.63   $   --+      $(0.10)
           12/31/2004++                         15.72        0.37 (a)       1.11 (a)        1.48    (0.39)       (0.14)
           12/31/2003++                         13.20            0.39           2.51        2.90    (0.38)           --
           12/31/2002++                         15.55            0.45         (1.79)      (1.34)    (0.92)       (0.09)
           12/31/2001++                         17.94        0.49 (a)      (1.40)(a)      (0.91)    (0.46)       (1.02)
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         MONEY MARKET PORTFOLIO             ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $ 1.00     $  0.03 (a)    $    -- (a)    $   0.03   $(0.03)      $    --
           12/31/2004++                          1.00            0.01         (0.01)          --        --           --
           12/31/2003++                          1.00           0.008        (0.008)          --        --           --
           12/31/2002++                          1.00           0.014        (0.014)          --        --           --
           12/31/2001++                          1.00           0.036        (0.036)          --        --           --
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

* Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The adviser fully reimbursed the Fund for losses incurred resulting from violations of the Fund's investment restrictions. Without this reimbursement, the Fund's total return would have been 8.64%.
++ Audited by other Independent Registered Public Accounting Firm. (Note 11)

                       See notes to financial statements

                                                                          RATIO OF      RATIO OF NET
                                                              RATIO OF    EXPENSES TO   INVESTMENT
                        NET ASSET               NET ASSETS    EXPENSES TO AVERAGE NET   INCOME (LOSS)
RETURN OF TOTAL         VALUE END               END OF YEAR   AVERAGE NET ASSETS BEFORE TO AVERAGE    PORTFOLIO
CAPITAL   DISTRIBUTIONS OF YEAR   TOTAL RETURN* (IN MILLIONS) ASSETS      REIMBURSEMENT NET ASSETS    TURNOVER RATE
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $    --     $78.28       18.19%       $1,137        0.78%        0.78%        (0.06)%          30%
 (0.00)+          --      66.23        19.53        1,042         0.81         0.82         (0.15)          16
  (0.01)      (0.03)      55.41        24.91          986         0.82         0.82           0.14          59
      --      (0.82)      44.38      (25.09)          864         0.84         0.84           0.27          52
      --      (0.31)      60.30      (26.09)        1,300         0.84         0.84           0.91          47
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $    --     $10.04        1.32%       $  117        0.61%        0.61%          6.79%         103%
      --      (0.71)       9.91      8.75(b)          107         0.60         0.63           7.08          79
      --      (0.71)       9.76        29.15           96         0.65         0.65           8.28          80
      --      (1.31)       8.11         4.57           61         0.71         0.71           8.81         100
      --      (0.57)       9.04         9.55           50         0.73         0.73           8.79         110
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $(0.10)     $17.20        3.84%       $  277        0.61%        0.61%          2.15%          56%
      --      (0.53)      16.67         9.44          297         0.60         0.61           2.31          64
      --      (0.38)      15.72        21.98          290         0.59         0.59           2.64          84
      --      (1.01)      13.20       (8.60)          251         0.61         0.61           2.80          39
      --      (1.48)      15.55       (5.08)          308         0.59         0.59           2.95          59
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $(0.03)     $ 1.00        2.90%       $  336        0.40%        0.42%          2.87%         N/A
      --          --       1.00         1.01          303         0.40         0.42           1.00         N/A
      --          --       1.00         0.78          346         0.40         0.42           0.78         N/A
      --          --       1.00         1.39          393         0.40         0.42           1.38         N/A
      --          --       1.00         3.71          353         0.40         0.42           3.46         N/A
- --------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

Capital Appreciation Fund ("CAF"), High Yield Bond Trust ("HYBT"), Managed Assets Trust ("MAT") and Money Market Portfolio ("MMP") (collectively, the "Funds") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Shares of the Funds are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with Accounting Principles generally accepted in the United States, hereinafter referred to as generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. INVESTMENT VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Boards of Trustees. For CAF, HYBT, and MAT, short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair market value. For MMP, money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates fair market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. MMP's use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

B. REPURCHASE AGREEMENTS - When entering into repurchase agreements, it is the Funds' policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

C. FINANCIAL FUTURES CONTRACTS - The Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

D. FORWARD FOREIGN CURRENCY CONTRACTS - Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income on foreign securities is recorded net of any applicable withholding tax. The cost of investments sold is determined by use of the specific identification method.

F. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income for CAF, HYBT and MAT, if any, are declared at least annually. Distributions from net investment income on shares of MMP are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

H. FEDERAL AND OTHER TAXES - It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds' financial statements. It is also the Funds' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a Fund will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked to market, and book/tax differences in premium amortization.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Funds were as follows:

                           Expiring    Expiring     Expiring    Expiring    Expiring
Portfolio                 12/31/2009  12/31/2010   12/31/2011  12/31/2012  12/31/2013    Total
- ---------                 ----------- ----------- ------------ ----------- ---------- ------------

Capital Appreciation Fund $66,292,199 $74,123,366 $104,924,615 $52,569,301    $ --    $297,909,481

High Yield Bond Trust              --          --           --          --      --              --

Managed Assets Trust               --          --           --          --      --              --

Money Market Portfolio             --       7,645          146          --     228           8,019

I. RECLASSIFICATION - GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

3. INVESTMENT RISK

HYBT invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield instruments reflect, among other things, perceived credit risk. HYBT's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT RISK - CONTINUED

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") acts as investment adviser to the Funds. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). Each Fund pays TAMIC an investment advisory fee calculated daily and paid monthly at the annual rate of their respective Fund's average daily net assets as follows:

                          Management Fees earned by
                          TAMIC for the Year ended
Portfolio                     December 31, 2005     % per annum Average Daily Assets
- ---------                 ------------------------- ----------- --------------------

Capital Appreciation Fund        $7,347,893            0.65%    First $1 Billion

                                                       0.60%    Over $1 Billion

High Yield Bond Trust               501,713            0.50%    First $50 Million

                                                       0.40%    Over $50 Million to $150 Million

                                                       0.30%    Over $150 Million to $250 Million

                                                       0.25%    Over $250 Million

Managed Assets Trust              1,412,933            0.50%    All

Money Market Portfolio            1,064,045           0.3233%   First $100 Million
                                                      0.3233%   Over $100 Million

TAMIC has entered into a sub-advisory agreement with TIMCO Asset Management, Inc. ("TIMCO") (formerly The Travelers Investment Management Company), an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for the equity portion of MAT and is compensated for such services by TAMIC at an annual rate of 0.30% of the average daily net assets of MAT. On July 1, 2005, TAMIC entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM"), an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for the fixed-income portion of MAT and is compensated for such services by TAMIC at an annual rate of 0.25% of the average daily net assets of MAT. Prior to July 1, 2005 the fixed-income portion of MAT was managed directly by TAMIC without a subadviser.

TAMIC has also entered into a sub-advisory agreement with Janus Capital Management LLC ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF and is compensated for such services by TAMIC at an annual rate of the Fund's average daily net assets as follows:

                 Average Daily Net Assets     Sub Advisory Fee
                 ------------------------     ----------------

                 First $50 Million                  0.40%

                 $50 Million to $150 Million       0.375%

                 $150 Million to $750 Million       0.35%

                 $750 Million to $1 Billion        0.325%

                 Over $1 Billion                   0.325%

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

On July 1, 2005, TAMIC entered into a sub-advisory agreement with SaBAM, an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was and indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day to day portfolio operations and investment decisions for the HYBT, and MMP and is compensated for such services by TAMIC. Prior to July 1, 2005, HYBT and MMP were managed directly by TAMIC without a subadviser.

                                   % per annum Average Daily Assets
            -                      ----------- --------------------

            High Yield Bond Trust      0.40%    All

            Money Market Portfolio     0.15%    First $100 Million

                                      0.075%    Over $100 Million

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Funds' administrator. As compensation for its services, the Funds pay TIC an administration fee calculated at the annual rate of 0.06% of each Fund's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Funds. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each respective Fund's average daily net assets.

PFPC Inc. acts as the transfer agent for the Funds. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Funds' transfer agent. For the year ended December 31, 2005, the Funds did not pay transfer agent fees to CTB.

During the year ended December 31, 2005, the Funds had a contractual expense limitation in place of 1.25% for MAT, HYBT and CAF and 0.40% for MMP. As a result, TIC has agreed to reimburse MMP for certain expenses in the amount of $81,761. This expense limitation is renewed annually and can be terminated at any time by TIC with 60 days' notice.

During the year ended December 31, 2004, TAMIC reimbursed HYBT in the amount of $75,068 for losses incurred resulting from violations of HYBT's investment restrictions.

Prior to July 1, 2005, all officers and one Trustee of the Funds were employees of Citigroup or its affiliates and did not receive compensation from the Funds.

5. INVESTMENTS

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

                                    Purchase                  Sales
                             ----------------------- -----------------------
   Portfolio                  US Gov't   Non-Gov't    US Gov't   Non-Gov't
   ---------                 ---------- ------------ ---------- ------------

   Capital Appreciation Fund         -- $291,891,393         -- $415,216,921

   High Yield Bond Trust             --  119,386,011         --  105,400,151

   Managed Assets Trust      53,949,967  100,301,638 50,037,011  126,825,221

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                            Gross        Gross      Net Unrealized
                          Federal Income  Unrealized   Unrealized   Appreciation/
Portfolio                    Tax Cost    Appreciation Depreciation  (Depreciation)
- ---------                 -------------- ------------ ------------  --------------
Capital Appreciation Fund  $705,942,854  $436,716,422 $ (1,986,439)  $434,729,983
High Yield Bond Trust       114,810,417     3,452,201   (2,990,228)       461,973
Managed Assets Trust        250,065,163    39,842,827  (13,348,182)    26,494,645
Money Market Portfolio      337,114,301            --           --             --

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2005 and 2004 were as follows:

                                                          Long Term  Long Term
                          Ordinary Income Ordinary Income Cap Gain   Cap Gain
Portfolio                      2005            2004         2005       2004     Total 2005 Total 2004
- ---------                 --------------- --------------- ---------- ---------- ---------- ----------
Capital Appreciation Fund   $       --      $       --    $       -- $       -- $       -- $       --
High Yield Bond Trust            5,879       6,987,891            --     65,843      5,879  7,053,734
Managed Assets Trust            45,070       6,765,497     1,756,536  2,452,309  1,801,606  9,217,806
Money Market Portfolio       9,449,445       3,375,116            --         --  9,449,445  3,375,116

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                          Undistributed Undistributed   Unrealized
                            Ordinary      Long-Term    Appreciation  Loss Carryforward
Portfolio                    Income         Gain      (Depreciation)   and Deferrals       Total
- ---------                 ------------- ------------- -------------- ----------------- ------------
Capital Appreciation Fund  $       --    $       --    $434,722,686    $(297,909,626)  $136,813,060
High Yield Bond Trust       7,747,265       617,782         461,959               --      8,827,006
Managed Assets Trust        6,698,506     7,614,448      26,494,647               --     40,807,601
Money Market Portfolio          7,965            --              --           (8,019)           (54)

7. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest. The shares of the Funds, with the exception of MMP, are authorized and issued without par value. MMP shares are authorized and issued with a par value of $0.10 per share. Transactions in shares of each Fund were as follows:

                                                   SHARES ISSUED               NET INCREASE
                                                   THROUGH                     (DECREASE)
                           BEGINNING   SHARES      DIVIDEND      SHARES        IN SHARES    ENDING
                           SHARES      SOLD        REINVESTMENT  REPURCHASED   OUTSTANDING  SHARES
CAPITAL APPRECIATION FUND  ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                15,738,433     240,764          --     (1,450,575)  (1,209,811)  14,528,622
  12/31/2004                17,790,470      76,603          --     (2,128,640)  (2,052,037)  15,738,433
- -------------------------  ----------- ----------- ------------- ------------- ------------ -----------
HIGH YIELD BOND TRUST      ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                10,751,548   2,368,775         595     (1,450,935)      918,435  11,669,983
  12/31/2004                 9,819,304   1,945,067     712,609     (1,725,432)      932,244  10,751,548
- -------------------------  ----------- ----------- ------------- ------------- ------------ -----------
MANAGED ASSETS TRUST       ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                17,832,560     322,952     108,990     (2,130,168)  (1,698,226)  16,134,334
  12/31/2004                18,436,722     494,356     553,631     (1,652,149)    (604,162)  17,832,560
- -------------------------  ----------- ----------- ------------- ------------- ------------ -----------
MONEY MARKET PORTFOLIO     ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005               302,946,536 210,694,050   9,113,502   (186,351,355)   33,456,197 336,402,733
  12/31/2004               345,825,208 183,076,228   3,223,605   (229,178,505) (42,878,672) 302,946,536
- -------------------------  ----------- ----------- ------------- ------------- ------------ -----------

8. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Funds ("TL&A Funds") until July 1, 2005.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes each Fund's sub-administrator, SBFM, had entered into a side

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



8. ADDITIONAL INFORMATION - CONTINUED

letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, Travelers Life & Annuity and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. OTHER MATTERS

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup, including TIC, The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Funds.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadviser to HYBT, MAT and MMP, and TIMCO, which also serves as subadviser for MAT, has each become a wholly-owned subsidiary of Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in automatic termination of the subadvisory agreements between SaBAM and TAMIC for HYBT, MAT and MMP, and TIMCO and TAMIC for MAT.

10. REORGANIZATIONS

The following Fund reorganization was approved by the Board of Trustees of the MMP on November 10, 2005. The reorganization will be presented to shareholders on or about March 14, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of MMP in exchange for shares of BlackRock Money Market Portfolio (a series of Metropolitan Series Fund, Inc.).

The following Fund reorganization was approved by the Board of Trustees of the CAF on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of CAF in exchange for shares of Janus Capital Appreciation Portfolio (a series of Met Investors Series Trust).

The following Fund reorganization was approved by the Board of Trustees of the HYBT on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of HYBT in exchange for shares of Western Asset Management High Yield Bond Portfolio (a series of Metropolitan Series Fund, Inc.).

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. REORGANIZATIONS - CONTINUED

The following Fund reorganization was approved by the Board of Trustees of MAT on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of MAT in exchange for shares of Legg Mason Partners Managed Assets Portfolio (a series of Met Investors Series Trust).

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Funds, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Funds' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Funds' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Funds' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

12. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the equity portion of MAT. The portfolio management team is dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005 manages approximately $15 billion of assets.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:
  Capital Appreciation Fund,
  High Yield Bond Trust,
  Managed Assets Trust, and
  Money Market Portfolio
  (individually a "Fund" and collectively the "Funds")

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the above referenced Funds, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Fund as of December 31, 2005, the results of their operations, the changes in their net assets and their financial highlights for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005
                                  (UNAUDITED)


FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Boards of Trustees, including the Independent Trustees (together, the "Board") of CAP, HYBT, MAT, and MMP approved the investment advisory agreements (the "Agreements") between TAMIC and each Fund. In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and Janus for CAF, between TAMIC and Salomon for HYBT, MAT and MMP, and between TAMIC and TIMCO for MAT. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Funds and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Funds requested certain information from TAMIC and from Janus, Salomon and TIMCO (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Funds and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Funds; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Fund grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL FUNDS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Funds, including oversight of the subadvisors' compliance with Fund policies and objectives, review of brokerage matters, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and long-term performance record with respect to each Fund; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Fund in light of fees paid to other investment managers by comparable funds and the method of computing each Fund's advisory and subadvisory fee. The Board considered the Funds' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Funds as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Fund, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Funds. The Board noted that TAMIC's revenues, and its resulting profitability, from each Fund is the difference between the amount TAMIC receives from the Fund and what it pays to the subadvisor for that Fund. The Board also considered that each Fund pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Fund was fair and reasonable.

The Board reviewed the Funds' performance record and TAMIC's and the subadvisors' management styles and long-term performance records with the Funds and comparable funds. The Board noted that it reviews on a quarterly basis detailed information about the Funds' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Fund's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Funds, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place for each Fund, the Board did not consider the potential economies of scale in the subadvisors' management of the Funds to be a substantial factor in its considerations.

The Board also considered the effect of the Funds' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. Specifically, the Board noted that if the Funds' assets increase over time, the Funds may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Funds.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund.

CAPITAL APPRECIATION FUND

The Board noted that the performance of the Fund over both the short and long term had been very good compared to similar funds. In light of certain legal issues faced by Janus (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Janus had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. The Board also requested that TAMIC monitor the financial health of Janus' parent company as it relates to Janus' ability to provide services to the Fund. The Board also noted that the Fund's actual advisory fees and total expenses were near the median for its expense group, although the Fund's subadvisory fees were somewhat above its subadviser expense group median. The Board further considered that the advisory and subadvisory fees for the Fund had been reduced during the past year, and that Janus had expressed willingness to agree to a further reduction in subadvisory fees that could be passed on to shareholders in a corresponding reduction of advisory fees, and requested that TAMIC pursue such a fee reduction. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Fund's size.

HIGH YIELD BOND TRUST

The Board noted that the performance of the Fund had been very good compared to similar funds, especially over the longer term. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon relating to its pending acquisition by Legg Mason might harm the Fund. The Board noted certain minor compliance problems that had occurred recently with respect to the Fund, but concluded that the appropriate steps had been taken to prevent these or similar problems from recurring. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Fund's size.

MANAGED ASSETS TRUST

The Board noted that the performance of the Fund had been above average compared to similar funds over the three-, five- and ten-year time periods. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon and TIMCO. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon and TIMCO relating to their pending acquisition by Legg Mason might harm the Fund. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Fund's relatively low advisory fees and its current assets.

MONEY MARKET PORTFOLIO

The Board noted that the performance of the Fund had generally been above average compared to similar funds. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon relating to its pending acquisition by Legg Mason might harm the Fund. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but noted that economies of scale may be less pronounced, and therefore that breakpoints may be less common, for money market fund than for other types of funds as fund assets increase.

CERTAIN MATTERS RELATING TO THE CAF, HYBT, MAT AND MMP On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the CAF, HYBT and MMP (collectively the "Trusts") while both SaBAM and TIMCO are subadvisers to the MAT, and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Trusts' and the MAT's subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Boards approved new subadvisory agreements between TAMIC and SaBAM for the Trusts and between TAMIC and both SaBAM and TIMCO for the MAT at a special meeting of the Boards held on November 10, 2005. In considering the new subadvisory agreements for the Trusts and the MAT, the Boards met with representatives from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Boards also took into consideration the factors they considered at a joint meeting held on July 20, 2005, where the Boards approved the previous subadvisory agreements with SaBAM and TIMCO, with respect to the Trusts and the MAT. In addition to these factors, the Boards also considered:

  . that the new subadvisory agreements are substantially similar to the Trusts' and the MAT's previous subadvisory agreements; and

  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Trusts and between TAMIC and both SaBAM and TIMCO for the MAT.

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
- ------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name Address and Age       Funds      Time Served            During Last Five Years          by Trustee** Held by Trustee
- --------------------   ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
- -------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
- ----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

                                                                                         Number of
                                                                                         Portfolios
                                                                                          in Fund     Other Public
                     Position(s) Term of Office                                           Complex        Company
                      Held with  and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age    Funds     Time Served            During Last Five Years          by Trustee  Held by Trustee
- -------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
- ------------------------------
Lewis Mandell          Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                 Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                     1998. Dean, School of Management                    Delaware North
Age 62                                          (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                Dean, College of Business                           business)
                                                Administration (1995-1998), Marquette
                                                University; Professor of Finance (1980-
                                                1995) and Associate Dean (1993-
                                                1995), School of Business
                                                Administration, and Director, Center for
                                                Research and Development in Financial
                                                Services (1980-1995), University of
                                                Connecticut; Member, Board of
                                                Managers (1990-present), six Variable
                                                Annuity Separate Accounts of The
                                                Travelers Insurance Company+; Trustee
                                                (1990-present), five Mutual Funds
                                                sponsored by The Travelers Insurance
                                                Company.++

Frances M. Hawk,       Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                            Management Company, Inc. (investment
Downingtown, PA                                 management); Assistant Treasurer,
Age 57                                          Pensions and Benefits. Management
                                                (1989-1992), United Technologies
                                                Corporation (broad-based designer and
                                                manufacturer of high technology
                                                products); Member, Board of Managers
                                                (1991-present), six Variable Annuity
                                                Separate Accounts of The Travelers
                                                Insurance Company+; Trustee (1991-
                                                present), five Mutual Funds sponsored
                                                by The Travelers Insurance Company.++

                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund    Other Public
                         Position(s)  Term of Office                                           Complex       Company
                          Held with   and Length of            Principal Occupation            Overseen   Directorships
Name Address and Age        Funds      Time Served            During Last Five Years          by Trustee Held by Trustee
- --------------------    ------------- -------------- ---------------------------------------- ---------- ---------------

Officers
- --------
Paul Cellupica          Secretary and   Since July   Chief Counsel, Securities Products and      N/A           N/A
MetLife, Inc.           Chief Legal     2005         Regulation, MetLife, Inc. (2004-
One MetLife Plaza       Officer                      present); Vice President and Chief Legal
27-01 Queens Plaza                                   Officer, TAMIC (July 2005-present);
North Long Island City,                              Assistant Director, Division of
NY 11101                                             Investment Management, U.S. Securities
Age 41                                               and Exchange Commission (2001-
                                                     2003), Senior Special Counsel, Division
                                                     of Investment Management, Securities
                                                     and Exchange Commission (2000-
                                                     2001).

Peter Duffy             Chief           Since July   Senior Vice President, MetLife Advisers,    N/A           N/A
MetLife Advisers LLC    Financial       2005         since December 1998; Senior Vice
501 Boylston Street     Officer and                  President; NELICO; Vice President,
Boston, MA 02116        Treasurer                    MetLife; Vice President, Travelers Asset
Age 50                                               Management International Company LLC
                                                     and Travelers Investment Adviser, Inc.,
                                                     since 2005; Treasurer and Chief
                                                     Financial Officer, Metropolitan Series
                                                     Fund, Inc., since 2000; Treasurer, Chief
                                                     Financial Officer and Chief Accounting
                                                     Officer, CitiStreet Funds, Inc., since
                                                     2005; formerly, Vice President and
                                                     Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim         Since        Assistant Vice President, Corporate         N/A           N/A
Metropolitan Life       Chief           November     Ethics and Compliance Department,
Insurance Company       Compliance      2005         MetLife, Inc. (October 2002-present);
One MetLife Plaza       Officer                      Interim Chief Compliance Officer of
27-01 Queens Plaza                                   funds sponsored by MetLife and its
North Long Island City,                              affiliates (November 2005-present);
NY 11101                                             Associate, Goldman Sachs & Co.
Age 37                                               (May 2000-July 2001).

- --------
* "Interested person" of the Funds (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five mutual Funds. The six variable annuity accounts and five mutual funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: CAF, HYBT, MAT, MMP and The Travelers Series
   Trust.

Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, and Money Market Portfolio are each a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, Money Market Portfolio and is not for use with the general public. All the funds contained in this report may not be available under your variable annuity or life contract.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9406.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406 and (2) on the SEC's website at www.sec.gov.

CAPITAL APPRECIATION FUND, HIGH YIELD BOND TRUST, MANAGED ASSETS TRUST, AND MONEY MARKET PORTFOLIO
TRUSTEES

Elizabeth M. Forget*
  CHAIRPERSON
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS*

Elizabeth M. Forget
PRESIDENT AND CHIEF
EXECUTIVE OFFICER

Peter H. Duffy
CHIEF FINANCIAL OFFICER AND TREASURER

Jeffrey Halperin
CHIEF COMPLIANCE OFFICER AND
CHIEF ANTI-MONEY LAUNDERING
COMPLIANCE OFFICER

Paul G. Cellupica
SECRETARY

Jack P. Huntington
ASSISTANT SECRETARY

* As of July 1, 2005

INVESTMENT MANAGER* AND ADVISERS

Travelers Asset Management International Company LLC

ADMINISTRATOR

Travelers Insurance Company

SUB-ADMINISTRATOR AND CUSTODIAN*

State Street Bank and Trust Company

TRANSFER AGENT*

PFPC Inc.

THE TRAVELERS SERIES TRUST

                       Convertible Securities Portfolio
                      Disciplined Mid Cap Stock Portfolio
                            Equity Income Portfolio
                        Federated High Yield Portfolio
                           Federated Stock Portfolio
                              Large Cap Portfolio
                Managed Allocation Series: Aggressive Portfolio
               Managed Allocation Series: Conservative Portfolio
                 Managed Allocation Series: Moderate Portfolio
           Managed Allocation Series: Moderate-Aggressive Portfolio
          Managed Allocation Series: Moderate-Conservative Portfolio
                       Mercury Large Cap Core Portfolio
               (formerly Merrill Lynch Large Cap Core Portfolio)
                         MFS Mid Cap Growth Portfolio
                              MFS Value Portfolio
                    Mondrian International Stock Portfolio
                (formerly Lazard International Stock Portfolio)
                            Pioneer Fund Portfolio
                        Pioneer Mid Cap Value Portfolio
                Style Focus Series: Small Cap Growth Portfolio
                 Style Focus Series: Small Cap Value Portfolio
                       Travelers Quality Bond Portfolio
                     U.S. Government Securities Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

- -----------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S.stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
The Travelers Series Trust

- ------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

CONVERTIBLE SECURITIES PORTFOLIO

For the 12 months ended December 31, 2005, the Travelers Convertible Securities Portfolio returned 0.34%. These shares underperformed the Portfolio's unmanaged benchmark, the Merrill Lynch Investment Grade Convertible Bonds Index,/i/ which returned 0.92% over the period. In comparison, the Lipper Variable Annuity Specialty/ Misc Funds Category Average returned 6.88% for the year ended December 31, 2005./ii/

For the period that the current manager has been managing the Portfolio (July 1, 2005 through December 31, 2005), the Portfolio returned 4.01%. This compares to returns of 5.09% for the Merrill Lynch Investment Grade Convertible Bonds Index and 10.11% for the Lipper Variable Annuity Specialty/ Misc funds category average./iii/

Q. WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

A. The most noteworthy feature of the U.S. convertible market during the year was the sharp decline in the market that took place in the first half of 2005 when, in a highly unusual circumstance, the convertible market actually underperformed a declining stock market (the convertible market, as represented by the Merrill Lynch Investment Grade Convertible Index, returned -3.97% for the six months, while the stock market as represented by the S&P 500 Index/iv/ returned -0.81%). Convertibles can normally be expected to lag behind a strongly rising equity market but also to decline by less than one that is falling. As widely reported in the financial press, it appears that the reason for the underperformance of convertibles in early 2005 may have been the convertible arbitrage strategy employed by some hedge funds. Returns in this particular hedge fund strategy had been relatively poor for about two years, leading to redemptions. Because the majority of positions in this arbitrage strategy involve being long the convertible and short the common stock into which it is convertible, with cash having to be raised to meet redemptions the positions had to be unwound--meaning that the common stocks were repurchased and the convertibles sold. This naturally led to a weakening of the prices of convertible securities relative to their underlying common stocks and resulted in the convertible market becoming, in our opinion, more attractively priced than it had been in some years.

With the selling pressure largely confined to the first half of the year, the second half saw more normal conditions in the convertible market, which gained 5.09% compared to the 5.77% gain in the S&P 500 Index. Meanwhile, the U.S. economy continued its fairly steady expansion despite rising energy prices, natural disasters and a persistent increase in short term interest rates by the Federal Reserve,/v/ which with core inflation remaining remarkably well contained, finally indicated that at least a pause in the tightening cycle may be close at hand.

It is important to note that the characteristics of the convertible market have changed significantly over the past several years as the rise in equity prices over that period has increased the sensitivity of convertible instruments to their underlying stock prices while decreasing their relative sensitivity to the interest rate movements.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

A. For the year ended December 31,2005 the more significant groups contributing to positive performance included the energy sector helped by holdings in the convertible bonds of Diamond Offshore Drilling, a contract driller of oil and gas wells offshore the U.S. Gulf Coast and other international locations and the convertible bonds of Halliburton a provider of engineering and construction services to the energy industry. The health care group was another positive contributor to performance for the year. The group saw strong performances from convertible bonds of Teva Pharmaceutical Industries, a manufacturer and marketer of generic and branded human pharmaceuticals and active pharmaceutical ingredients, and from the convertible bonds of Pacificare Health Systems, a managed health care services company, the acquisition of which Capital United Health Group, another managed health care services company, was announced during the year.

Q. WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

A. The detractors from performance for the year were largely the result of individual security situations rather than overall group movements in the market. Significant negative contributors included the convertible bonds of Calpine Corp., an owner and operator of electric generation stations and in the utility sector, a group which otherwise did quite well for the year. Another was the convertiblke bond position in Tyco International, a diversified manufacturing and service company which lowered earnings expectations during the year, and also the convertible bonds of Lear Corp., a supplier of automobile interior systems to automobile manufacturers worldwide which suffered from the travails of the U.S. Domestic automobile manufactuers."

Q. WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

A. Following the appointment of new management on July 1, 2005, a wider range of securities was introduced to the Fund. It is the view of current management that exposure to a fuller range of convertible securities available in the market, with prudent diversification, can lead to higher returns over time.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



/i/The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment grade. Please note that an investor cannot invest directly in an index.

/ii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005 including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from July 1, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iv/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/v/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pacificare Health Systems, Inc.      2.92%
                 ---------------------------------------------
                 Amgen, Inc.                          2.50%
                 ---------------------------------------------
                 ADC Telecommunications, Inc.         2.44%
                 ---------------------------------------------
                 Waste Connections, Inc.              2.25%
                 ---------------------------------------------
                 Men's Wearhouse, Inc.                2.25%
                 ---------------------------------------------
                 CBRL Group, Inc.                     2.24%
                 ---------------------------------------------
                 Actuant Corp.                        2.11%
                 ---------------------------------------------
                 Affiliated Computer Services, Inc.   2.05%
                 ---------------------------------------------
                 Commerce Bancorp, Inc.               2.01%
                 ---------------------------------------------
                 NII Holdings, Inc.                   2.00%
                 ---------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    26.6%
Communications                  18.2%
Industrials                     16.5%
Financials                      12.5%
Cyclical                         9.3%
Technology                       8.4%
Energy                           7.3%
Utilities                        1.2%



- ----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                  CONVERTIBLE SECURITIES PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
           MERRILL LYNCH INVESTMENT GRADE CONVERTIBLE BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       Convertible                     Mer Lynch Inv grade
                   Securities Portfolio                    Bond Index
                   --------------------                -------------------
  5/1/1998               $10,000                            $10,000
12/31/1998                10,098                             10,387
12/31/1999                11,987                             11,594
12/31/2000                13,486                             13,392
12/31/2001                13,376                             13,375
12/31/2002                12,440                             12,655
12/31/2003                15,707                             14,111
12/31/2004                16,695                             14,773
12/31/2005                16,752                             14,909



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Convertible Securities
- --  Portfolio                0.34%  10.43% 4.43%        6.96%
    ----------------------------------------------------------------
    Merrill Lynch Investment
    Grade Convertible Bond
- - - Index/1/                 0.92%   5.43% 1.98%        5.87%
    ----------------------------------------------------------------

/1/The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the 12-months ended December 31, 2005, Travelers Disciplined Mid Cap Stock Portfolio returned 12.42%. The Lipper variable mid-cap core funds category average/vi/ returned 11.77% and the Portfolio's unmanaged benchmark, the S&P Midcap 400 Index returned 11.60% for the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

Following a run up in the market after the November 2004 presidential elections, the equity markets moved sideways most of the year, finishing up slightly. The S&P 500 Index/i/ rose from 1,212 on December 31, 2004 to 1,254 at the end of year; a 3% gain. The S&P Midcap 400 Index/ii/ finished up 11.60%

The year was marked worldwide by natural disasters. A tsunami hit Indonesia in December of 2004, Hurricanes Katrina and Wilma devastated Louisiana and Florida, and earthquakes ravaged Afghanistan.

The war in Iraq continued, passing the 2000 casualty mark, and continuing to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regards to their effect on long-term growth.

The price of oil skyrocketed throughout the year, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather related supply interruptions. The price of crude oil rose from an already high price of $43 at the start of 2005 to a high of just under $70 at the end of August.

The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months. Year-over-year housing price index increases of over 10% continued, only beginning to cool in the last few months. This despite increasing short-term interest rates throughout the year and recent credit tightening from banks.

In the bond markets, the Federal Reserve Board ("Fed")/iii/ continued to raise rates at a "measured pace", as core inflation remained tame and productivity grew slowly. The Fed raised the fed funds rate/iv/ at each of its meetings throughout the year, from 1.75% to 4.0%. The yield curve has flattened throughout the year, as the spread between the 10-year Treasury Bond and 1-year T-Bill has decreased from 180 basis points to 18 basis points./v/

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our stock selection model's quintile spread showed positive results for the year. The quintile spread for our stock selection model was 314 basis points. The positive performance of our model's quintile spread was reflected in the mid-cap portfolio. 44 basis points of the mid-cap portfolio's outperformance is attributable to following our stock selection model. Our stock selection model was helped primarily by our value composite signal, and slightly by our earnings composite signal. Our technical price momentum signal also slightly added to our stock selection model performance.

On an individual stock basis, the biggest contributors to performance were Grant Prideco, which was up 120% over the year, and contributed 37 basis points to overall portfolio performance, and Western Digital, which was up 72% over the year, and contributed 32 basis points to overall portfolio performance. Omnicare (21 basis points) and Peabody Energy (20 basis points) were also portfolio holdings that contributed positively.

In terms of risk control, the investment process attempts to remain size (market cap), style (growth vs. value), and sector neutral, while loading up on our composite model signal. Our performance attribution analysis showed that over the year, size, sector and style market movements negligibly contributed to portfolio performance.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

SanDisk was the biggest detractor from performance, gaining 152% for the year, where our underweight position cost the portfolio 49 basis points. Whole Foods Market, up 64% for the year, and Arch Coal, up 125% for the year, were two underweight stocks that detracted from performance. They both cost the portfolio 19 basis points.

Aeropostale, which the portfolio owned throughout the year, was down 11% for the year, costing the portfolio 25 basis points. ArvinMeritor, which was down 33%, also cost the portfolio 19 basis points.

Finally, Legg Mason, which is restricted from being held in the portfolio but at the end of 2005 was the largest name in the S&P Midcap 400 Index at 1.3 %, was up 64% for the year. This only cost the portfolio 7 basis points for the year due to the fact that the restriction on Legg Mason began in the fourth quarter.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 64 THROUGH 67 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/ii/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



/iii/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/iv/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/v/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 77 funds in the Fund's Lipper category, and excluding sales charges.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Precision Castparts Corp.    1.19%
                     -------------------------------------
                     Barr Pharmaceuticals, Inc.   1.13%
                     -------------------------------------
                     Newfield Exploration Co.     1.11%
                     -------------------------------------
                     Peabody Energy Corp.         1.09%
                     -------------------------------------
                     Grant Prideco, Inc.          1.04%
                     -------------------------------------
                     Harris Corp.                 1.03%
                     -------------------------------------
                     Western Digital Corp.        1.03%
                     -------------------------------------
                     Questar Corp.                1.00%
                     -------------------------------------
                     Patterson-UTI Energy, Inc.   0.98%
                     -------------------------------------
                     Radian Group, Inc.           0.98%
                     -------------------------------------

------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Non-Cyclical               18.7%
Financials                 17.9%
Cyclical                   16.0%
Industrials                12.7%
Energy                     10.9%
Technology                  9.3%
Communications              5.8%
Utilities                   5.5%
Basic Materials             3.2%


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

-------------------------------------------------------------------------------


                DISCIPLINED MID CAP STOCK PORTFOLIO MANAGED BY
           TIMCO ASSET MANAGEMENT, INC. VS. S&P MIDCAP 400 INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                     Disciplined Mid Cap
                        Stock Portfolio           S&P Midcap 400 Index
                        ---------------           --------------------
  4/1/1997                 $10,000                     $10,000
12/31/1997                  13,438                      11,512
12/31/1998                  15,710                      12,603
12/31/1999                  17,826                      14,459
12/31/2000                  20,786                      16,989
12/31/2001                  19,950                      16,885
12/31/2002                  17,092                      14,913
12/31/2003                  22,862                      20,225
12/31/2004                  26,621                      23,558
12/31/2005                  29,929                      26,291



    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Disciplined Mid Cap
- --  Stock Portfolio     12.42% 20.53%  7.56%      13.34%
    -----------------------------------------------------------
    S&P Mid Cap 400
- - - Index/1/            11.60% 23.00% 12.38%      12.77%
    -----------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 04/01/1997.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

-------------------------------------------------------------------------------

- -------------------------------------------------------------------
----------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the year ended December 31, 2005, the Equity Income Portfolio returned 4.47%. The unmanaged benchmark, the Russell 3000 Value Index returned 6.85% over the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

For the 12 months ended December 31, 2005, equities posted modest total returns and saw the broad market's third consecutive calendar year of recovery. The economy demonstrated resiliency, the corporate profit cycle remained positive, and the core inflation rate remained subdued amid ongoing Fed interest rate hikes, dramatically higher energy prices, natural disasters and geopolitical problems. The yield curve flattened, and bonds registered small total returns, with relative strength in Treasuries. Energy was the equity market's best-performing sector, while telecommunications and consumer discretionary stocks fared the worst. Value stocks led growth stocks, and mid-cap stocks outpaced large- and small-cap stocks.

WHAT WERE THE LEADING CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE?

The Portfolio trailed the Russell 3000 Value Index and its peer group during the 12-month period. Among sectors, overexposure and below-average returns in the consumer discretionary sector--including several lagging media and retailing companies--weighed on the Portfolio's relative return. Consumer staples, including a leading food and staples retailer, also held back the Portfolio's relative performance amid investor concerns about pressure on consumer spending from the spike in energy prices. Although its positions posted good gains in absolute terms, the Portfolio's underexposure and below-average performance in the exceptionally strong energy sector worked against its relative return. On the other hand, health care added the most to the Portfolio's return versus the value index. Specifically, the Portfolio avoided some poor-performing pharmaceuticals and benefited from several biotechnology stocks with bright prospects for new products. The Portfolio's materials positions also did well, including several late-stage industrial chemicals producers with pricing power. An overweighting in information technology stocks, including rallying semiconductor companies, was another contributor to the portfolio's relative return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Citigroup, Inc.                          4.00%
               -------------------------------------------------
               American International Group, Inc.       3.99%
               -------------------------------------------------
               Wal-Mart Stores, Inc.                    3.73%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   3.21%
               -------------------------------------------------
               Bank of America Corp.                    2.98%
               -------------------------------------------------
               Exxon Mobil Corp.                        2.63%
               -------------------------------------------------
               Intel Corp.                              2.45%
               -------------------------------------------------
               Wyeth                                    2.39%
               -------------------------------------------------
               Merrill Lynch & Co., Inc.                1.93%
               -------------------------------------------------
               General Electric Co.                     1.83%
               -------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                    37.9%
Non-Cyclical                  13.1%
Cyclical                      10.2%
Industrials                    9.6%
Technology                     9.3%
Energy                         8.1%
Communications                 7.4%
Basic Materials                4.1%
Convertible Bonds              0.3%



- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                      EQUITY INCOME PORTFOLIO MANAGED BY
    FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 3000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                   Equity Income Portfolio           Russell 3000 Value Index
                   -----------------------           ------------------------
 8/30/1996                 $10,000                            $10,000
12/31/1996                  11,169                             11,421
12/31/1997                  14,749                             15,399
12/31/1998                  16,574                             17,478
12/31/1999                  17,389                             16,640
12/31/2000                  18,976                             20,139
12/31/2001                  17,722                             19,267
12/31/2002                  15,252                             16,342
12/31/2003                  20,006                             21,431
12/31/2004                  21,982                             25,061
12/31/2005                  22,965                             26,778


    ---------------------------------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
- --  Equity Income Portfolio 4.47%  14.62% 3.89%        9.31%
    ---------------------------------------------------------------
    Russell 3000 Value
- - - Index/1/                6.85%  17.89% 5.86%       11.57%
    ---------------------------------------------------------------

/1/The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

- --------------------------------------------------------------------------------


For the year ended December 31, 2005, the Federated High Yield Bond Portfolio returned 2.55%.

For the year ended December 31, 2005 the high yield market modestly outperformed the high quality bond market. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 2.43% versus a 2.74% return for the Lehman Brothers High Yield Bond Index (LBHYBI) and a 2.76% return for the Lehman Brothers 2% Issuer Constrained High Yield Bond Index. The latter is constrained against the full inclusion of General Motors and Ford, which were downgraded by S&P, placing them into various high yield indices.

MARKET CONDITIONS DURING THE PERIOD:

The period was characterized by strong economic performance and generally good corporate earnings. However, there were several factors which kept overall returns for most fixed income asset classes, including high yield, at relatively modest levels. The Federal Reserve hiked the overnight lending rate eight times in 2005 causing the yield on most maturities of US Treasury securities to rise and bond prices to decline. The Fed's impact was much more pronounced in the shorter maturities and yields on 30-year Treasury securities actually declined. The strong economic performance provided a relatively good environment for corporate issuers and typically would have led to better relative returns for high yield bonds but several factors tempered the overall performance of the high yield market. First, the Federal Reserve's aggressive rate hikes brought into question the ability of the economy to continue its recent strong performance. Second, strong global demand for energy and supply restrictions caused by September's hurricanes, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes and caused concerns that an energy induced increase in inflation could force the Federal Reserve to continue aggressively hiking interest rates. Also, several large high yield issuers filed for bankruptcy protection including Delphi, Delta Airlines, Northwest Air and Calpine. This pushed par value default rates up considerably although the actual number of companies defaulting was still quite modest. Finally, General Motors and Ford, two large bond issuers and important parts of the domestic economy, continued to struggle, impacting not only their credit quality but also the companies that supply them. Both auto manufacturers were downgraded to below investment grade during the year. These factors led the spread between the Credit Suisse First Boston High Yield Index and comparable Treasury securities to widen from 3.46% on December 31, 2004 to 3.88% as of December 31, 2005. The lowest quality sector, CCC and lower, generated the weakest performance. Major industries within the high yield market which underperformed include Automotive, Paper, Packaging, Building Materials, Media--Cable and Airlines. Major industries which outperformed include Financial Institutions, Utilities--Natural Gas, Energy, Telecommunications both Wireless and Wireline and Healthcare.

CONTRIBUTORS TO PERFORMANCE:

The Portfolio benefited from strong security selection in the Automotive, Chemical, Food and Beverage, Healthcare, Media--non Cable and Retail industry sectors. Specific issuers which substantially outperformed the overall market include Ardent Health Services, ASG Consolidated, Commonwealth Brands, Advanstar Inc., Medical Device Manufacturing, Reddy Ice, General Motors Acceptance Corp., Union Carbide, El Paso and AT&T. The portfolio also benefited from an overweight in the Food and Beverage sector and an underweight in the Utilities--Electric and Airline sectors.

DETRACTORS FROM PERFORMANCE:

The Portfolio was negatively impacted by poor security selection in the Consumer Product, Packaging and Telecommunication--Wireless sectors. Specific issuers which substantially underperformed the overall market would include Tembec, General Motors Corp., AMH Holdings, Allied Holdings, Calpine, Cooper Standard, Coleman Cable, Eagle Pincher, Pliant and Tekni-Plex. Underweight positions in the Energy, Financial Institutions and Telecommunications--Wireless sectors negatively impacted performance. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHYBI.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, 03/15/12)                                1.62%
     ----------------------------------------------------------------------
     AT&T Corp. (9.750%, 11/15/31)                                 1.01%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, 03/01/14)       0.93%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (6.875%, 09/15/11)            0.80%
     ----------------------------------------------------------------------
     Edison Mission Energy (9.875%, 04/15/11)                      0.77%
     ----------------------------------------------------------------------
     Nextel Communications Inc. (7.375%, 08/01/15)                 0.72%
     ----------------------------------------------------------------------
     Mandalay Resort Group, Series B (10.250%, 08/01/07)           0.70%
     ----------------------------------------------------------------------
     Kabel Deutschland GMBH (10.625%, 07/01/14)                    0.69%
     ----------------------------------------------------------------------
     J.C. Penny Co., Inc. (9.000%, 08/01/12)                       0.67%
     ----------------------------------------------------------------------
     Dex Media West LLC/Dex Media Finance Co. (9.875%, 08/15/13)   0.65%
     ----------------------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Domestic Bonds & Debt Securities         99.3%
Convertible Bonds                         0.2%
Escrowed Shares                           0.0%
Common Stocks                             0.2%
Preferred Stocks                          0.2%
Warrants                                  0.1%



- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                   FEDERATED HIGH YIELD PORTFOLIO MANAGED BY
  FEDERATED INVESTMENT MANAGEMENT COMPANY VS. LEHMAN BROTHERS HIGH-YIELD BOND
             INDEX/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Federated High     Lehman Brothers          Lehman Brothers
            Yield Portfolio   High Yield Bond Index    Aggregate Bond Index
            ---------------   ---------------------    --------------------
 8/30/1996     $10,000             $10,000                 $10,000
12/31/1996      10,761              10,599                  10,480
12/31/1997      12,394              11,952                  11,491
12/31/1998      12,978              12,161                  12,490
12/31/1999      13,380              12,452                  12,388
12/31/2000      12,289              11,723                  13,829
12/31/2001      12,528              12,342                  14,997
12/31/2002      12,994              12,788                  15,932
12/31/2003      15,904              16,493                  16,585
12/31/2004      17,555              18,328                  17,305
12/31/2005      18,003              18,834                  18,328




    ---------------------------------------------------------------
                                   Average Annual Return/3/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/4/
    ---------------------------------------------------------------
    Federated High Yield
- --  Portfolio               2.55%  11.48% 7.94%        6.50%
    ---------------------------------------------------------------
    Lehman Brothers High-
- - - Yield Bond Index/1/     2.74%  13.77% 8.86%        7.29%
    ---------------------------------------------------------------
    Lehman Brothers
- --  Aggregate Bond Index/2/ 2.43%   3.62% 5.87%        6.64%
    ---------------------------------------------------------------

/1/The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees and expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
--------------------------------------------------------------------------------

- -----------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE UPDATE

During the year ended December 31, 2005, the Federated Stock Portfolio returned 5.31%. In comparison, the portfolio's unmanaged benchmarks, the S&P 500/Citigroup Value Index and the S&P 500 Index, returned 5.85% and 4.91%, respectively, during the same period. The Portfolio outperformed its Lipper variable annuity large-cap value funds category average, which was 4.82% for the same period.

MARKET CONDITIONS AND IMPACT UPON PORTFOLIO'S PERFORMANCE:

The broad market S&P 500 Index (S&P 500) returned 4.91% during the reporting period. The best performing sectors of the market during the period were Energy (up 31%) and Utilities (up 17%). The worst performing sectors were Telecommunication Services (down 6%) and Consumer Discretionary (down 6%). Value strategies generally outperformed growth strategies during the reporting period which positively influenced portfolio performance. Mid-cap strategies outperformed large-cap strategies during the year which negatively impacted portfolio performance as the Portfolio followed its historical investment process and held a greater concentration of larger capitalization names.

SECTOR SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive sector selection influences upon performance relative to the S&P/Citigroup Value Index included overweight positions in Energy (contribution +1.31%) and Information Technology (contribution +0.21%) and underweight positions in Financials (contribution +0.16%) and Utilities (contribution +0.18%).

Negative sector selection influences upon relative performance included an overweight position in Consumer Staples (contribution (0.19)%) and underweight positions in Healthcare (contribution (0.18)%) and Materials (contribution (0.17)%).

SECURITY SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive influences on relative performance included favorable security selection in Financials (AON Corp. up 54% contributed +0.58%, Ace Ltd. up 27% contributed +0.57%, Hartford Financial Services up 26% contributed +0.38%), Information Technology (Hewlett Packard up 40% contributed +0.40%, Motorola up 32% contributed +0.35%, Sungard Data Systems up 21% contributed +0.22%), and Healthcare (McKesson Corp. up 65% contributed +0.81%, AmeriSource Bergen up 45% contributed +0.46%).

Negative influences on relative performance included unfavorable security selection in Energy (Exxon Mobil up 12% contributed +0.28%, BP PLC up 14% contributed +0.30%, Chevron Texaco up 12% contributed +0.35%), Industrials (Tyco Intl. down 18% contributed (0.60)%, Masco Corp. down 13% contributed (0.15)%, Pitney Bowes, Inc. down 6% contributed (0.10)%), and Consumer Discretionary (News Corp. Ltd down 21% contributed (0.40)%, Interpublic Group of Cos. down 28% contributed (0.39)%, Gannett Inc. down 17% contributed (0.26)%).

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Freddie Mac                          3.73%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    3.05%
                 ---------------------------------------------
                 Allstate Corp. (The)                 3.03%
                 ---------------------------------------------
                 Chevron Corp.                        2.94%
                 ---------------------------------------------
                 ACE, Ltd.                            2.82%
                 ---------------------------------------------
                 American International Group, Inc.   2.64%
                 ---------------------------------------------
                 Altria Group, Inc.                   2.62%
                 ---------------------------------------------
                 Morgan Stanley                       2.54%
                 ---------------------------------------------
                 Merrill Lynch & Co., Inc.            2.26%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.20%
                 ---------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                        33.5%
Non-Cyclical                      17.1%
Communications                    14.7%
Energy                            10.7%
Technology                         8.4%
Cyclical                           6.4%
Industrials                        6.2%
Utilities                          2.2%
Basic Materials                    0.8%



- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                     FEDERATED STOCK PORTFOLIO MANAGED BY
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA VS. S&P 500/CITIGROUP VALUE
                                   INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                 Federated Stock Portfolio          S&P 500 Index Citigroup
                 -------------------------          -----------------------
 8/30/1996              $10,000                            $10,000
12/31/1996               11,261                             11,416
12/31/1997               15,021                             14,839
12/31/1998               17,700                             17,015
12/31/1999               18,646                             19,180
12/31/2000               19,349                             20,346
12/31/2001               19,672                             17,963
12/31/2002               15,871                             14,218
12/31/2003               20,253                             18,738
12/31/2004               22,390                             21,682
12/31/2005               23,579                             22,950

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/05)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
- --  Federated Stock Portfolio 5.31%  14.11% 4.03%        9.62%
    -----------------------------------------------------------------
    S&P 500/Citigroup
- - - Value Index/1/*           5.85%  17.31% 2.44%        8.66%
    -----------------------------------------------------------------

/1/The S&P 500/Citigroup Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

*Prior to December 31, 2005 the index for the Portfolio was the S&P/Barra Value Index. The S&P/Barra style indexes ceased to be the official Standard & Poor's style indices on December 16, 2005.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PORTFOLIO PERFORMANCE:

During the year ended December 31, 2005, the Large Cap Portfolio returned 8.69%. The unmanaged benchmark, the Russell 1000 Growth Index returned 7.18% for the same period. The S&P 500 Index returned 4.91% for the same period.

MARKET CONDITIONS DURING THE PERIOD:

Stocks grinded their way through 2005 and managed only modest gains for the year. Compared to the fourth quarter, the themes for the year were similar and the equity markets were driven higher by an improved economy and stronger corporate earnings in the face of high energy prices, inflation worries and continued interest rate increases.

CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE:

In this environment, the Large Cap Portfolio outperformed the Russell 1000 Growth Index. Stock selection in the information technology sector contributed most to the Portfolio's relative performance for the period. As was the case for the quarter, the Portfolio's position in Apple Computer was the top contributor to relative performance. The Portfolio also was helped by security selection within the energy sector during the period. Strong global demand and tight supplies drove prices higher, leading to strong profit growth for energy related companies. On the flip side, the Portfolio was hurt most by its underweighting in heath care where positions in several pharmaceutical and biotechnology companies declined during the period. Also working against performance was weak stock selection in the financial sector. In particular, results were held back by the Portfolio's exposure to the insurance industry. Insurance stocks were under pressure early in the period when the New York State Attorney General opened an investigation into possible bid rigging. The Portfolio's performance was also hurt by its holdings in several retail brokerage companies that did not fare well during the year.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       3.65%
                      -----------------------------------
                      Gilead Sciences, Inc.      3.06%
                      -----------------------------------
                      Aetna, Inc.                2.95%
                      -----------------------------------
                      Hewlett-Packard Co.        2.88%
                      -----------------------------------
                      D.R. Horton, Inc.          2.83%
                      -----------------------------------
                      Johnson & Johnson          2.72%
                      -----------------------------------
                      Norfolk Southern Corp.     2.63%
                      -----------------------------------
                      Lennar Corp., Class A      2.59%
                      -----------------------------------
                      KB HOME                    2.58%
                      -----------------------------------
                      Ryland Group, Inc. (The)   2.45%
                      -----------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05


                             [CHART]


Non-cyclical                  27.9%
Technology                    26.7%
Industrials                   16.1%
Cyclical                      12.2%
Financials                     7.3%
Basic Materials                4.7%
Energy                         4.4%
Communications                 0.7%


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                        LARGE CAP PORTFOLIO MANAGED BY
FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 1000 GROWTH INDEX/1/ AND S&P
                                 500 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

               Large Cap         Russell 1000         S&P 500
               Portfolio         Growth Index          Index
               ---------         ------------        ---------
 8/30/1996      $10,000             $10,000           $10,000
12/31/1996       11,330              13,847            11,517
12/31/1997       13,982              18,272            14,977
12/31/1998       18,966              25,233            19,951
12/31/1999       24,513              33,797            26,419
12/31/2000       20,964              26,100            23,087
12/31/2001       17,332              21,977            19,900
12/31/2002       13,382              15,698            15,405
12/31/2003       16,682              19,719            19,499
12/31/2004       17,770              21,024            20,700
12/31/2005       19,313              22,533            20,945


    -----------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/4/
    -----------------------------------------------------------
- --  Large Cap Portfolio 8.69%  13.01% -1.63%       7.30%
    -----------------------------------------------------------
    Russell 1000
- - - Growth Index/1/*    7.18%  15.21%  0.98%       9.45%
    -----------------------------------------------------------
- - - S&P 500 Index/2/    4.91%  14.38%  0.54%       8.56%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

*Prior to May 1, 2005 the index for the portfolio was the S&P 500 Index.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PORTFOLIO REVIEW

The Travelers Managed Allocation Aggressive Portfolio outperformed its blended index by 46 basis points since its inception on May 2, 2005. The portfolio returned 12.52% and the benchmark returned 12.06% for the period. The Aggressive Blended Benchmark is 80% Russell 3000 Index and 20% MSCI EAFE.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Van Kampen Enterprise Portfolio, and the Style Focus Series: Small Cap Value and Growth Portfolios. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio and the Large Cap Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           23.52%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           20.41%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                  16.46%
           ---------------------------------------------------------
           Capital Appreciation Fund                        15.47%
           ---------------------------------------------------------
           Equity Income Portfolio                          13.80%
           ---------------------------------------------------------
           Large Cap Portfolio                               3.61%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        2.51%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    2.07%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     1.41%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.73%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.31%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.26%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.11%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.07%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.05%
           ---------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

------------------------------------------------------------------------------


          MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. AGGRESSIVE BLENDED
                BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/, AND
                    LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]
                 Managed
             Allocation Series  Aggressive     Wilshire    Lehman Brothers
                Aggressive        Blended      5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\    Bond Index\3\
             -----------------  ------------  -----------  ----------------
  5/2/2005      $10,000           $10,000      $10,000         $10,000
12/31/2005       11,252            11,206       11,140          10,210




    -----------------------------------------------------------------------
                                                 Cumulative Return/4/
                                            (for the period ended 12/31/05)
    -----------------------------------------------------------------------
                                                  Since Inception/5/
    -----------------------------------------------------------------------
    Managed Allocation Series:
- --  Aggressive Portfolio                                12.52%
    -----------------------------------------------------------------------
- - - Aggressive Blended Benchmark/1/                     12.06%
    -----------------------------------------------------------------------
- - - Wilshire 5000 Stock Index/2/                        11.40%
    -----------------------------------------------------------------------
- --  Lehman Brothers Universal Bond Index/3/              2.10%
    -----------------------------------------------------------------------

/1/Aggressive Blended Benchmark--Comprised of 80 % Russell 3000 Index, 20% MSCI EAFE Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Conservative Portfolio outperformed its blended index by 39 basis points since its inception on May 2, 2005. The portfolio returned 4.18% and the benchmark returned 3.79% for this period. The Conservative Blended Benchmark is 16% Russell 3000 Index, 4% MSCI EAFE, 66% Lehman Aggregate, 4% CSFB High Yield and 10% 90-Day T-Bills.

The largest contributors from the performance relative to the blended benchmark were the Pioneer Strategic Income Portfolio, Capital Appreciation Fund and U.S. Government Securities portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The Mondrian International Stock Portfolio and the Travelers Quality Bond Portfolio detracted from to the performance of the portfolio relative to the benchmark for the period. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                 27.72%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             23.49%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               13.32%
           ---------------------------------------------------------
           Money Market Portfolio                            9.98%
           ---------------------------------------------------------
           Capital Appreciation Fund                         6.77%
           ---------------------------------------------------------
           Equity Income Portfolio                           4.71%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio            4.25%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    3.09%
           ---------------------------------------------------------
           Pioneer Fund Portfolio                            2.80%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  1.25%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.95%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   0.63%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.46%
           ---------------------------------------------------------
           Large Cap Portfolio                               0.44%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        0.31%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.20%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.12%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.10%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.09%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.06%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.06%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.00%
           ---------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%


- --------------------------------------------------------------------------------

                                      17


- --------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- --------------------------------------------------------------------------------


         MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO MANAGED BY
               DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS.
       CONSERVATIVE BLENDED BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/,
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]



                                     [CHART]
                 Managed
             Allocation Series  Conservative    Wilshire      Lehman Brothers
              Conservative        Blended       5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\     Bond Index\3\
            ----------------   --------------  ------------  --------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,418           10,379        11,140           10,210




    -----------------------------------------------------------------
                                           Cumulative Return/4/
                                      (for the period ended 12/31/05)
    -----------------------------------------------------------------
                                            Since Inception/5/
    -----------------------------------------------------------------
    Managed Allocation Series:
- --  Conservative Portfolio                         4.18%
    -----------------------------------------------------------------
- - - Conservative Blended Benchmark/1/              3.79%
    -----------------------------------------------------------------
- - - Wilshire 5000 Stock Index/2/                  11.40%
    -----------------------------------------------------------------
    Lehman Brothers Universal Bond
- --  Index/3/                                       2.10%
    -----------------------------------------------------------------

/1/Conservative Blended Benchmark--Comprised 16% Russell 3000 Index, 4% MSCI EAFE Index, 66% Lehman Aggregate Index, 4% Credit Suisse First Boston High Yield Index, and 10% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------

PORTFOLIO REVIEW

The Managed Allocation Moderate Portfolio outperformed its blended index by 71 basis points since its inception on May 2, 2005. The portfolio returned 8.60% and the benchmark returned 7.89% for the period. The Moderate Blended Benchmark is 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% CSFB High Yield Index and 5% 90-Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Pioneer Strategic Income Portfolio, and Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio and the Pioneer Fund Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           15.18%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             12.68%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           12.30%
           ---------------------------------------------------------
           Capital Appreciation Fund                        11.31%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.30%
           ---------------------------------------------------------
           Equity Income Portfolio                           8.55%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  6.09%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.50%
           ---------------------------------------------------------
           Money Market Portfolio                            4.85%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   4.31%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  3.04%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    1.74%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.24%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.64%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.56%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.50%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.22%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.20%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.18%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.17%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.07%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.02%
           ---------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


           MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO MANAGED BY
      DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]


                 Managed
            Allocation Series:   Moderate       Wilshire     Lehman Brothers
                 Moderate        Blended       5000 Stock       Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,860           10,789        11,140           10,210


    -------------------------------------------------------------------
                                             Cumulative Return/4/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/5/
    -------------------------------------------------------------------
    Managed Allocation Series: Moderate
- --  Portfolio                                        8.60%
    -------------------------------------------------------------------
- - - Moderate Blended Benchmark/1/                    7.89%
    -------------------------------------------------------------------
- - - Wilshire 5000 Stock Index/2/                    11.40%
    -------------------------------------------------------------------
    Lehman Brothers Universal Bond
- --  Index/3/                                         2.10%
    -------------------------------------------------------------------

/1/Moderate Blended Benchmark--Comprised of 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


(base index equals1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Aggressive Portfolio outperformed its blended index by 80 basis points since its inception on May 2, 2005. The portfolio returned 9.77% and the benchmark returned 8.97% for the period. The Moderate-Aggressive Blended Benchmark is 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% CSFB High Yield Index and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Van Kampen Enterprise Portfolio, Pioneer Strategic Income Portfolio, and the Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio, and Equity Income Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           17.48%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           15.37%
           ---------------------------------------------------------
           Capital Appreciation Fund                        12.88%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.21%
           ---------------------------------------------------------
           Equity Income Portfolio                           9.87%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   7.50%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio              6.70%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.22%
           ---------------------------------------------------------
           Money Market Portfolio                            4.84%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  3.53%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  2.91%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.18%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    0.83%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.42%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.23%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.23%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.16%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.15%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.13%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.12%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.03%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.01%
           ---------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                 100.0%



- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ----------------------------------------------------------------------------


      MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE-AGGRESSIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]



                Managed          Moderate-
            Allocation Series:   Aggressive     Wilshire     Lehman Brothers
           Moderate-Aggressive    Blended       5000 Stock      Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,977           10,897        11,140           10,210




    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
- --  Aggressive Portfolio                              9.77%
    --------------------------------------------------------------------
    Moderate-Aggressive Blended
- - - Benchmark/1/                                      8.97%
    --------------------------------------------------------------------
- - - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
- --  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate-Aggressive Blended Benchmark--Comprised of 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Conservative Portfolio outperformed its blended index by 51 basis points since its inception on May 2, 2005. The portfolio returned 6.32% and the benchmark returned 5.81% for the period. The Moderate-Conservative Blended Benchmark is 32% Russell 3000 Index, 8% MSCI EAFE Index, 52% Lehman Aggregate Index, 3% CSFB High Yield Index, and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, the Large Cap Portfolio, and the Pioneer Strategic Income Portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, the Pioneer Fund Portfolio, Equity Income Portfolio, and Travelers Quality Bond Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                                 Percent of
Description                                                                      Net Assets
- -------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio                                               19.46%
- -------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                                   18.87%
- -------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio                                                 10.49%
- -------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                                                              9.98%
- -------------------------------------------------------------------------------------------
Capital Appreciation Fund                                                           8.98%
- -------------------------------------------------------------------------------------------
Mondrian International Stock Portfolio                                              8.42%
- -------------------------------------------------------------------------------------------
Equity Income Portfolio                                                             6.42%
- -------------------------------------------------------------------------------------------
Money Market Portfolio                                                              4.88%
- -------------------------------------------------------------------------------------------
Large Cap Portfolio                                                                 3.64%
- -------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                                      2.38%
- -------------------------------------------------------------------------------------------
Convertible Securities Portfolio                                                    2.26%
- -------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                                     1.41%
- -------------------------------------------------------------------------------------------
Strategic Equity Portfolio                                                          1.04%
- -------------------------------------------------------------------------------------------
High Yield Bond Trust                                                               0.62%
- -------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Value Portfolio                                       0.62%
- -------------------------------------------------------------------------------------------
Mercury Large Cap Core Portfolio                                                    0.42%
- -------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Growth Portfolio                                      0.36%
- -------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                                        0.18%
- -------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                                                 0.14%
- -------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Portfolio                                                     0.14%
- -------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                                  0.11%
- -------------------------------------------------------------------------------------------
MFS Value Portfolio                                                                 0.06%
- -------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



     MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE CONSERVATIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]




                Managed             Moderate
            Allocation Series:    Conservative     Wilshire     Lehman Brothers
           Moderate-Conservative    Blended       5000 Stock       Universal
                Portfolio          Benchmark\1\    Index\2\      Bond Index\3\
            ----------------       ----------     ----------     -------------
  5/2/2005       $10,000             $10,000        $10,000          $10,000
12/31/2005        10,632              10,581         11,140           10,210





    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
- --  Conservative Portfolio                            6.32%
    --------------------------------------------------------------------
    Moderate Conservative Blended
- - - Benchmark/1/                                      5.81%
    --------------------------------------------------------------------
- - - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
- --  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate Conservative Blended Benchmark--Comprised of 32% Russell 3000, 8% MSCI EAFE, 52% Lehman Aggregate, 3% Credit Suisse First Boston, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/ Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

- ----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.
(FORMERLY MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE SUMMARY

The Mercury Large Cap Core Portfolio outperformed the unmanaged Russell 1000 Index for both the year-ending 2005 and since inception (May 1998) returning 12.04% versus the index's 6.26% for the year and 1.56% versus the index's 4.02% since inception.

For the year-ending 2005, strong performance was largely attributable to good stock selection, particularly in the Financials and Health Care sectors. Diversified financial services and insurance companies and health care providers and equipment & supplies performed well and boosted returns. The combination of our stock selection and overweighting of the Energy sector, particularly in oil and gas fuels, enhanced returns and contributed 483 basis points to the Portfolio's absolute return. On an individual security basis, the largest contributors to return included Valero Energy, Apple Computer, Burlington Resources, Sunoco and Express Scripts. Negative contributors to return were Cree, Ford Motor, YRC Worldwide, Dell and Mercury Interactive. Additionally, not owning Verizon Communications and Fannie Mae boosted performance, as these were the largest negative contributors in the benchmark.

PORTFOLIO STRATEGY

During the year, we significantly increased our exposure to Health Care, Energy and Technology and reduced our weightings in Consumer Discretionary, Industrials, Materials and Utilities. The largest purchases for the period included Exxon Mobil, Best Buy, Amgen, Cisco Systems and UnitedHealth Group. The largest sales included Home Depot, TXU, Monsanto, Williams Companies and PacifiCare Health Systems.

MARKET COMMENTARY

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board, who have raised rates 13 consecutive times since June 2004. Energy prices, particularly crude oil and natural gas, fluctuated as production disruptions related to the hurricanes in the Gulf region pushed the price of crude oil to record highs and produced a large spike in gasoline prices for consumers in September. However, by November energy prices were declining and the U.S. economy showed its resiliency as reports involving manufacturing, new-housing starts and corporate and consumer spending were positive. Additionally, Gross Domestic Product (GDP) growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run that ended in March 1986.

OUTLOOK & STRATEGY

For some time now, we have enjoyed the benefits of a pro-cyclical bias in the portfolio--a focus we maintained throughout the reporting period. Our stock selection process continues to lead us to sectors and stocks positioned to benefit most in an improving economy.

Overall, we continue to identify companies with favorable growth characteristics and earnings developments that sell at attractive relative valuations. As a result of our bottom-up process, we increased the Portfolio's positions in Healthcare, Energy and Technology, and reduced the Portfolio's exposure to Financials, Consumer Staples and Consumer Discretionary.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Exxon Mobile Corp.         3.78%
                      -----------------------------------
                      Johnson & Johnson          2.30%
                      -----------------------------------
                      Intel Corp.                2.19%
                      -----------------------------------
                      Pfizer, Inc.               2.16%
                      -----------------------------------
                      General Electric Co.       1.98%
                      -----------------------------------
                      Cisco Systems, Inc.        1.87%
                      -----------------------------------
                      Amgen, Inc.                1.81%
                      -----------------------------------
                      Hewlett Packard Co.        1.71%
                      -----------------------------------
                      UnitedHealth Group, Inc.   1.66%
                      -----------------------------------
                      ConocoPhillips             1.56%
                      -----------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Technology                   20.0%
Non-Cyclical                 22.2%
Cyclical                      8.8%
Industrials                   4.8%
Financials                   13.3%
Communications                4.9%
Energy                       18.5%
Basic Materials               3.4%
Diversified                   3.1%
Utilities                     1.0%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                  MERCURY LARGE CAP CORE PORTFOLIO MANAGED BY
       MERRILL LYNCH INVESTMENT MANAGERS, L.P. VS. RUSSELL 1000 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Mercury Large Cap
                  Core Portfolio       Russell 1000 Index
                  --------------       ------------------
    3/28/1998          $10,000               $10,000
   12/31/1998           10,577                11,204
   12/31/1999           13,080                13,547
   12/31/2000           12,351                12,491
   12/31/2001            9,578                10,936
   12/31/2002            7,170                 8,569
   12/31/2003            8,687                11,130
   12/31/2004           10,067                12,399
   12/31/2005           11,280                13,175


    -------------------------------------------------------------
                                 Average Annual Return/2/
                             (for the period ended 12/31/05)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    Mercury Large Cap
- --  Core Portfolio        12.04% 16.30% -1.80%       1.56%
    -------------------------------------------------------------
- - - Russell 1000 Index/1/  6.26% 15.42%  1.07%       4.02%
    -------------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/23/1998.

Merrill Lynch became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Travelers MFS Mid Cap Growth Portfolio had a total return of 3.06%. In comparison, the Portfolio's benchmark, the Russell Midcap Growth Index returned 12.10%.

DETRACTORS FROM PERFORMANCE

Security selection in the retailing, technology, and leisure sectors was the primary detractor from the portfolio's relative performance over the period. In the retailing sector, deep-discount retailer 99 Cents Only Stores, which is not an index constituent, detracted from performance.

Several individual securities in the technology sector significantly hurt results including network security software company Symantec, which is not a benchmark constituent, business software company Mercury Interactive*, and semiconductor manufacturers PMC-Sierra and Xilinx.

In the leisure sector, radio broadcasting firm Citadel Broadcasting, media company Gemstar-TV Guide*, and cruise line operator Royal Caribbean Cruises*, which is not a benchmark constituent, held back results relative to the benchmark.

Other stocks that hurt performance included for-profit education company Apollo Group, which is not an index constituent, and dermatological treatment company Medicis Pharmaceutical.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector boosted relative performance as our holdings in investment management firm Legg Mason significantly outperformed the benchmark over the period.

Results were aided by our overweighted position in the strong-performing utilities and communications sector. Within utilities and communications, broadcast and communication tower management firm American Tower was a top contributor.

Although the technology and health care sectors detracted from overall relative performance, several individual holdings in these sectors were among the strongest contributors to returns. In technology, networking chip maker Marvell Technology Group, which is not a benchmark constituent, and flash memory storage products maker Sandisk bolstered results. Our positioning in multimedia and publishing software company Adobe Systems, which is not a benchmark constituent, also contributed as we added the stock to the portfolio prior to a run up in share price.

In health care, our holdings in biotech firm Gilead Sciences and medical device company Thoratec, neither of which are benchmark constituents, and non-urban hospital operator Community Health Systems* were among the portfolio's top contributors.

Other individual holdings which benefited portfolio performance included drilling rig operator GlobalSantaFe, which is not a benchmark constituent, and multimedia image provider Getty Images.

*Security was not held in the Portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The Portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    American Tower Corp.            3.21%
                    ----------------------------------------
                    Juniper Networks, Inc.          2.41%
                    ----------------------------------------
                    Xilinx, Inc.                    2.16%
                    ----------------------------------------
                    Analog Devices, Inc.            2.12%
                    ----------------------------------------
                    Amdocs, Ltd.                    2.10%
                    ----------------------------------------
                    Medicis Pharmaceutical Corp.    2.01%
                    ----------------------------------------
                    Smith International, Inc.       1.84%
                    ----------------------------------------
                    Corporate Executive Board Co.   1.84%
                    ----------------------------------------
                    PETsMART, Inc.                  1.80%
                    ----------------------------------------
                    Advanced Medical Optics, Inc.   1.74%
                    ----------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                    MFS MID CAP GROWTH PORTFOLIO MANAGED BY
MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL MIDCAP GROWTH INDEX/1/ AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Mid Cap       Russell Midcap      Russell
               Growth Portfolio      Growth Index      2000 Index
                 --------------      ------------      ----------
    3/28/1998        $10,000            $10,000          $10,000
   12/31/1998         10,050              9,935            8,981
   12/31/1999         16,499             11,747           10,891
   12/31/2000         18,031             12,716           10,562
   12/31/2001         13,772             10,154           10,824
   12/31/2002          7,048              7,372            8,607
   12/31/2003          9,659             10,520           12,674
   12/31/2004         11,021             12,149           14,997
   12/31/2005         11,358             13,619           15,679




    --------------------------------------------------------------
                                  Average Annual Return/3/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/4/
    --------------------------------------------------------------
    MFS Mid Cap Growth
- --  Portfolio               3.06% 17.24% -8.83%       1.65%
    --------------------------------------------------------------
    Russell Mid Cap Growth
- - - Index/1/               12.10% 22.70%  1.38%       4.51%
    --------------------------------------------------------------
- --  Russell 2000 Index/2/   4.55% 22.13%  8.22%       5.96%
    --------------------------------------------------------------

/1/The Russell Mid Cap Growth Index measures the Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/23/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the MFS Value Portfolio had a total return of 6.44%. In comparison, the portfolio's unmanaged benchmark, the Russell 1000 Value index returned 7.05%.

CONTRIBUTORS TO PERFORMANCE

Security selection within the industrial goods and services sector added to results over the period. Avoiding index constituent General Electric aided performance as the stock lagged the Russell 1000 Value Index.

A combination of stock selection and to a lesser extent underweighting the leisure sector added to results over the period. Within the leisure sector, an underweight position in cable television provider Comcast benefited the portfolio as the stock decreased markedly over the period.

Security selection within the energy sector drove results relative to the index. Overweighting energy firms Unocal*, ConocoPhillips, EOG Resources, and Noble Corp (not an index constituent) benefited the portfolio.

In other sectors, underweighting weak performing pharmaceutical giant Pfizer* bolstered performance as the stock lagged the broad market index. Our positioning in strong performing investment bank Goldman Sachs was also among the portfolio's top contributors. In the transportation sector the portfolio's positioning in Burlington Northern Santa Fe added to results as did our holding of consumer staples firm Altria Corp.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our overweighted position in the basic materials sector held back performance relative to the benchmark during the reporting period. Within the basic materials sector, overweighting chemicals company PPG Industries Inc and paper and packaging concern International Paper dampened results as both stocks lagged the broad equity index.

Stock selection among the retailing and utilities and communications sectors also detracted from results. Within the sectors our decision to hold shares of Gap and mobile telecommunications firm Vodafone Group PLC (neither of which is an index constituent) held back results.

Within other sectors our holding of underperforming mortgage giant Fannie Mae negatively impacted performance. Underweighting technology firm Hewlett-Packard* was a drag on results as its shares performed strongly during the period. Health care concern Johnson & Johnson (not an index constituent) also detracted from results, as the firm's stock underperformed the Russell 1000 Value index. Finally, not participating in the substantial run up in the shares of energy firms Burlington Resources and Valero Energy was detrimental to results.

The Portfolio's cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, our currency exposure detracted from the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

*Security was not held in the portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.25%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   3.91%
                   ------------------------------------------
                   Altria Group, Inc.                3.46%
                   ------------------------------------------
                   Allstate Corp. (The)              2.89%
                   ------------------------------------------
                   Lockheed Martin Corp.             2.74%
                   ------------------------------------------
                   Johnson & Johnson                 2.71%
                   ------------------------------------------
                   Dominion Resources, Inc.          2.62%
                   ------------------------------------------
                   Total S.A.                        2.27%
                   ------------------------------------------
                   SunTrust Banks, Inc.              2.26%
                   ------------------------------------------
                   Sprint Nextel Corp.               2.25%
                   ------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                         29.1%
Non-Cyclical                       18.4%
Industrials                        14.9%
Energy                             11.6%
Communications                      8.6%
Basic Materials                     7.6%
Utilities                           5.8%
Cyclical                            3.0%
Technology                          1.0%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                        MFS VALUE PORTFOLIO MANAGED BY
   MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Value Portfolio          Russell 1000 Index
                  -------------------          ------------------
    7/20/1998         $10,000                        $10,000
   12/31/1998           9,506                         10,495
   12/31/1999           9,979                         11,266
   12/31/2000          11,135                         12,057
   12/31/2001          11,247                         11,382
   12/31/2002           9,769                          9,614
   12/31/2003          12,173                         12,502
   12/31/2004          14,118                         14,563
   12/31/2005          15,037                         15,476


    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
- --  MFS Value Portfolio 6.44%  15.44% 6.18%        5.62%
    -----------------------------------------------------------
    Russell 1000 Value
- - - Index/1/            7.05%  15.42% 1.07%        5.97%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 07/20/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.
(FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE OVERVIEW

THE MARKETS

For the year ended December 31, 2005, the Mondrian International Stock Portfolio returned 9.52%.

In 2005 international equity prices made solid progress and the unmanaged benchmark MSCI EAFE Index returned 14.02% (for the same period returns in US dollars). All currencies represented in the EAFE index depreciated against the dollar.

Returns for the Portfolio were strong in Switzerland (+16.3%), mainly due to gains by financials and health care. An important contributor to Swiss healthcare returns was the gain by the pharmaceutical company Roche, which holds the patent on Tamiflu, the potential treatment for bird flu. Of the other larger economies, Germany and France both rose 9.9% and the UK was up 7.4%. In the Pacific, Japan is benefiting from strong international trade, particularly its exports to China and during 2005, the Japanese market rose 25.5%. Elsewhere in the region, Australia was ahead of the index (+16.0%) but the smaller Asian and New Zealand markets trailed it.

The following stocks outperformed the index over the year: On the back of strong results throughout the year, Matsushita Electric Industrial (MEI), the Japanese consumer electronics business, gained over 40%. Also in Japan, Toyota Motor, which gained 48.6%, was a beneficiary of the positive business environment and liquidity flows into the Japanese market. Despite the underperformance in the healthcare sector, the Japanese health care security, Takeda Pharmaceutical, rose more than 25% on the back of solid financial results and the improving expectations for its research pipeline. However, in spite of these high absolute returns from these Japanese stocks, the Japanese market performed strongly in 2005 and as a consequence the stock selection in Japan was negative.

In the materials sector, the UK-based international mining business Rio Tinto and Bayer AG, the global chemicals company, were both beneficiaries of continued strong resource prices, resulting in rises of 76.2% and 53.4%, respectively. Additionally, in the energy sector most energy stocks performed in line with the index reflecting the weaker oil price at year end.

In the telecommunications sector, Telefonica, the Spanish-based international telecommunications business, had its performance dampened by continuing increased competition. Also in this sector, Telstra in Australia underperformed in part due to ongoing regulatory concerns and the downgrading of future earnings forecasts by new management.

OUTLOOK/EXPECTATIONS FOR 2006

Japan has benefited from the strength of the global economy, especially activity levels in the US and China, which is supporting demand for Japanese products.

Increasingly, we are also seeing strong signs of a more stable growth pattern developing in the domestic economy. GDP growth is expected to exceed the economy's sustainable growth rate for the second consecutive year in fiscal year 2005. Our interviews with companies are supporting other statistical indicators that show companies finally beginning to undertake increased capital investment after fifteen years focused on asset reduction. Over the past fifteen years, we have monitored two key indicators: credit growth and inflation, which we have believed need to show stability before we would be confident that the economy has normalised. With companies now actively considering investment and expansion of assets, credit growth has recently turned positive. Inflation has not yet turned positive, but our models and most economic commentators expect that deflation will end sometime next year. Even taking into account all these positive and encouraging signs, the Japanese market is more expensive than most other major world markets, and with companies' increasing focus on capital investment and growth, investors must be wary that they are second-class stakeholder in the eyes of many Japanese corporate managements. The risk that all cash generated by operations could be re-invested at uncertain rates of return is significant, and this would potentially leave little cash left to return to shareholders. Fortunately, we also believe that overall the Japanese stock market is inefficient, and that opportunities exist for stock-pickers with a disciplined long-term investment horizon. It is our strategy to focus on companies with strong cash positions, positive cash generation even after re-investment, and a willingness to compensate shareholders through dividends and share buybacks.

The one Japanese asset that does look increasingly undervalued, however, is the yen. Our purchasing-power-parity analysis indicates that the depreciation against the US dollar in 2005 means that the currency is more than one standard deviation undervalued. While this is not a strong enough indication to cause us to expect immediate appreciation, it does signal to us, as long-term investors, that the yen is attractive. Indeed, a similar story unfolded for the euro last year also. Although the US dollar is close to fair value against these two other major world currencies, this is not a forecast of near-term exchange rate stability. The US dollar's strength in 2005 was surprising in part because of the mounting concern about the USA's very large trade deficit. In spite of the rise in the country's external liabilities, investors continued to be buyers of US assets, supporting the US dollar and allowing US consumers continued access to imported goods at bargain-basement prices. The benign economic environment and low mortgage rates encouraged households to borrow a lot more and save a lot less. These issues remain a concern one year on. Over the medium-to-long term such unsustainable trends are likely to return to sustainable levels. The period of transition will almost certainly entail a period of slower domestic demand which will may well see returns on real assets (such as, US equities or US real estate) weaken. With growth stabilising or improving in other areas, especially Europe and Japan, investors may be attracted to assets in these areas, reducing demand for US dollars.

Central banks are aware that a willingness to accommodate higher oil prices following past oil price spikes allowed higher prices to feed through into the wider economy, contributing to longer-term inflation problems. With Euro-zone unemployment running at 9%, compared with 5% in the US, we believe, however, that there is a lot of spare capacity in continental Europe. As a result, core inflation (which excludes volatile items, such as energy) is likely to remain subdued, as is the interest rate cycle.

The main highlights of the strategy being adopted for the fund are an underweight position in the overvalued Japanese market, an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive currency hedge out of sterling.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Toyota Motor Corp.               4.16%
                   -----------------------------------------
                   RWE AG                           4.08%
                   -----------------------------------------
                   ING Groep NV                     3.96%
                   -----------------------------------------
                   KDDI Corp.                       3.96%
                   -----------------------------------------
                   HBOS Plc                         3.77%
                   -----------------------------------------
                   Royal Dutch Shell Plc, Class A   3.64%
                   -----------------------------------------
                   GlaxoSmithKline Plc              3.62%
                   -----------------------------------------
                   Telefonica S.A.                  3.55%
                   -----------------------------------------
                   Canon, Inc.                      3.50%
                   -----------------------------------------
                   Aviva Plc                        3.49%
                   -----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     33.2%
Communications                 12.2%
Non-Cyclical                   10.6%
Energy                         10.3%
Cyclical                        9.7%
Basic Materials                 8.8%
Utilities                       8.4%
Technology                      3.5%
Industrials                     3.3%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


               MONDRIAN INTERNATIONAL STOCK PORTFOLIO MANAGED BY
           MONDRIAN INVESTMENT PARTNERS LTD. VS. MSCI EAFE INDEX/1/
                            Growth Based on $10,000

 LOGO

    --------------------------------------------------------------
                                  Average Annual Return/2/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------
    Mondrian International
- --  Stock Portfolio         9.52% 17.69% 0.93%        4.30%
    --------------------------------------------------------------
- - - MSCI EAFE Index/1/     14.02% 24.18% 4.78%       13.34%
    --------------------------------------------------------------

/1/The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/01/1996.

Mondrian Investment Partners Ltd. became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE:

For the year ended December 31, 2005, the Portfolio provided a total return of 5.99% compared to the S&P 500 Index, which returned 4.91% for the same period.

PORTFOLIO SPECIFICS:

The first six months of 2005 were lackluster ones for the blue-chip U.S. stock market. Given a result approximately the same as that of the market, there were neither particular problems in the Portfolio, nor any investments in particular stocks, industries, or sectors that did so well or so poorly as to throw the contest decisively one way or the other.

Our stock selections in consumer discretionary, information technology, and consumer staples were the biggest positive contributors to relative performance, while our selections in health care and industrials, as well as our overweight in materials, proved the largest negative contributors to performance.

The most striking sector performance came from energy and utilities. Investors responded to the high prices for oil and natural gas early in the year by piling into everything related to energy, including utilities. We noted, though, that changes were occurring beneath the surface and that other sectors appeared to be emerging as better values.

That came to pass particularly in the fourth quarter, when energy and utilities were the two worst performing sectors of the S & P 500, both showing declines versus an index rising overall. Being somewhat underweight in those two sectors was helpful to the Portfolio performance in the fourth quarter, as was our being overweight in the still strongly performing materials sector. Otherwise our good stock selection in both health care and industrials contributed positively. For the second six months of 2005, our investments in those same three sectors, materials, health care, and industrials, also provided the positive difference in our performance. Especially big contributors among individual stocks over the six months were Rio Tinto and Phelps Dodge in materials, Barr Pharmaceuticals in health care, and Norfolk Southern and Burlington Northern Santa Fe in industrials.

Our weakest second half performance was in consumer staples, where our holdings in Hershey and Sysco both declined. Within the energy sector, our de-emphasis of the energy equipment-and-services industry detracted, as that industry had superior returns to those of its sector.

With regard again to the investing environment in general in the second half, there were shifts underway as investors diversified their portfolios. High growth situations seemed especially to attract investors, as exemplified by the stunning upward move in the share price of Google, a stock we have not owned, from what we thought were already quite elevated levels in terms of price to earnings and sales. However, the persistently high energy and other commodity prices, as well as projections for increased capital spending in capacity-constrained industries, continued to provide firm support for the so-called "old economy." So it has been something of a bifurcated market and one in which one treads with care. It does seem, though, that an underlying "theme" to investor behavior has been a powerful attraction to potential for above-average earnings growth, whether from high tech or low tech. We take that as our cue to maintain our focus on companies with compelling fundamentals regardless of industry or sector.

CURRENT STRATEGY AND OUTLOOK:

Our outlook for 2006 is cautious. We do think that the moderate expectations for economic growth can be met, and we also look for higher earnings and dividends. The broad consensus estimate of roughly 3.5% real GDP growth looks reasonable to us, and we likewise think that 6-8% earnings growth for the S&P 500 is doable. However, there are powerful headwinds in the form of higher short-term interest rates, stubbornly high oil and natural gas prices, and a slowing housing market. And, as was certainly impressed on us in 2005, the weather and other natural disasters can throw quite a wrench in the works. The result of all those crosscurrents could be a more volatile market than we've seen in a while. We believe that another result might be defensive positioning by investors. Our emphasis in this environment will be on stocks with good earnings and dividend support. If it is a softer economy that lies ahead, the companies less vulnerable to large earnings declines may prove better bets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Rio Tinto PLC               2.39%
                      ------------------------------------
                      McGraw-Hill Cos., Inc.      2.30%
                      ------------------------------------
                      Norfolk Southern Corp.      2.23%
                      ------------------------------------
                      Target Corp.                2.03%
                      ------------------------------------
                      Chevron Corp.               2.01%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   2.01%
                      ------------------------------------
                      Reed Elsevier NV            1.93%
                      ------------------------------------
                      Johnson & Johnson           1.76%
                      ------------------------------------
                      Walgreen Co.                1.67%
                      ------------------------------------
                      Chubb Corp.                 1.52%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Consumer Cyclical               12.3%
Consumer Non-Cyclical           19.8%
Technology                      10.5%
Energy                           7.3%
Industrials                     10.5%
Financials                      17.6%
Communications                  13.1%
Basic Materials                  7.1%
Utilities                        1.8%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                       PIONEER FUND PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                               S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

        PIONEER FUND
         PORTFOLIO         S&P 500 INDEX
        ------------       -------------
12/95     $10,000             $10,000
12/96      11,121              12,295
12/97      13,933              16,395
12/98      16,470              21,084
12/99      16,456              25,518
12/00      20,449              23,196
12/01      15,747              20,441
12/02      10,989              15,925
12/03      13,603              20,490
12/04      19,567              22,718
12/05      20,737              23,834


    ------------------------------------------------------------
                            Average Annual Return/2/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ------------------------------------------------------------
    Pioneer Fund
- --  Portfolio    5.99%  13.39% -4.76%  4.84%        6.47%
    ------------------------------------------------------------
    S&P 500
- - - Index/1/     4.91%  14.38%  0.54%  9.07%       12.62%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE:

Mid caps dominated returns among the major stock capitalization ranges for the year and value stocks bested the returns of growth in each of the Russell large-, mid-, and small-cap style indices. Since its inception on May 1, 2005 through December 31, 2005, the Portfolio provided a total return of 9.84%, compared to the Russell Mid Cap Value Index, the portfolio's benchmark, which returned 12.7% for the same period.

PORTFOLIO SPECIFICS:

The economy and corporate profits surged in the final months of the year after a slow first half. But investors in the end showed their hesitancy about the underlying strength of the economy, choosing to take profits rather than wait for stocks to head higher. The broad US equity markets ended flat for the year, finishing essentially where they began.

Stock selection together with sector overweights in both Industrials and Information Technology benefited relative returns the most. In the Technology sector, data storage company Imation, up 46%, along with SunGuard and Scientific-Atlanta, both acquisition targets that delivered a premium, were especially strong contributors.

Stock selection in the Consumer Discretionary sector detracted from relative performance. Video rental franchise Blockbuster fell on slumping summer box office receipts which lowered same store comps in sales and video rentals. In the Energy sector, we did not own Valero Energy, a large constituent that was up over 140% in the year.

At the period's end, our largest sector overweights relative to the Russell Mid Cap Value Index were Health Care, Industrials, and Energy. Our largest underweights were Financials and Utilities. Within the Consumer Discretionary sector, Media remains our biggest overweight industry, where we still see plenty of individual stock ideas within the industry and valuations appear depressed while ad rates, especially in broadcasting, continue to be strong.

We continue to look at the portfolio in light of our primary focus, which is the selection of individual stocks based on their merit and valuation. Individual stock picks ultimately determine sector weightings. From a macro perspective, rising oil prices and interest rates in our view are a pre-cursor to economic slowdown. As such, the Portfolio is being positioned slightly more defensively. However, we expect to see heightened merger and acquisition activity, a plus for the kinds of stocks we look to own--quality companies with characteristics that we believe are undervalued--that may be attractive takeover targets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Foot Locker, Inc.           2.10%
                      ------------------------------------
                      Symbol Technologies, Inc.   2.10%
                      ------------------------------------
                      Federated Investors, Inc.   2.09%
                      ------------------------------------
                      W. W. Grainger, Inc.        2.01%
                      ------------------------------------
                      Republic Services, Inc.     1.97%
                      ------------------------------------
                      PMI Group, Inc.             1.91%
                      ------------------------------------
                      Safeway, Inc.               1.90%
                      ------------------------------------
                      Mellon Financial Corp.      1.90%
                      ------------------------------------
                      Ball Corp.                  1.85%
                      ------------------------------------
                      Xerox Corp.                 1.84%
                      ------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                             26.7%
Non-Cyclical                           19.6%
Industrials                            16.0%
Cyclical                               10.5%
Energy                                  8.2%
Communications                          7.3%
Basic Materials                         6.8%
Technology                              4.9%


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                  PIONEER MID CAP VALUE PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                        RUSSELL MID-CAP VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Pioneer Mid Cap        Russell Mid-Cap
                Value Portfolio             Index
                ---------------        ---------------
    5/2/2005        $10,000                 $10,000
   12/31/2005        10,984                  11,405




    ---------------------------------------------------------------
                                         Cumulative Return/2/
                                    (for the period ended 12/31/05)
    ---------------------------------------------------------------
                                          Since Inception/3/
    ---------------------------------------------------------------
- --  Pioneer Mid Cap Value Portfolio              9.84%
    ---------------------------------------------------------------
- - - Russell Mid-Cap Value Index/1/              12.70%
    ---------------------------------------------------------------

/1/The Russell Mid-Cap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forcasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005, the Portfolio returned 15.37% while its benchmark, the Russell 2000 Growth Index, returned 18.10%.

JANUS CAPITAL MANAGEMENT LLC COMMENTARY

DETRACTORS INCLUDED TECHNOLOGY-RELATED HOLDINGS

Stragglers included Infocrossing, a provider of information technology and business process outsourcing to U.S. businesses. In July, the company cut its second-quarter outlook and withdrew its 2005 guidance. Management attributed the shortfall in projected sales to lower-than-anticipated usage-based billings and delays in the start of new contracts. We continue to believe in the long-term potential of the company and therefore increased our position during the period.

Another detractor from performance was Greenfield Online, which provides Internet survey solutions to the marketing research industry. The company performs surveys, as well as provides survey programming, data collection and processing services, and manages the Greenfield Online panel, an Internet-based panel of individuals who participate in the company's surveys. Late this summer, the stock dropped after the company lowered its guidance and its CEO announced his resignation. We've since sold the position.

Workstream was another stock that hurt our relative results. We purchased the stock following what we felt was an unjustifiably sharp pullback in its price resulting from quarterly financial results that were below Wall Street's expectations. The solid, new customer base of this provider of services and Web-based software for Human Capital Management (HCM) has given us the confidence that the company is back on track, although the recovery has taken longer than we anticipated.

STANDOUTS INCLUDED SELECT CONSUMER DISCRETIONARY AND INFORMATION TECHNOLOGY HOLDINGS

Our top performer during the period was TALX, a business process outsourcer for payroll data-centric services. Our view that the stock was undervalued came to fruition when the rest of the street saw TALX continually beat Wall Street's earnings estimates. The company had consistently robust revenue and profit growth figures.

Documentation company American Reprographics also advanced as the market increasingly recognized the viability of its business plan. By digitizing the blueprint and document development process for the architectural and construction industries, among others, American Reprographics is streamlining a traditionally time- and labor-intensive process.

Customer service technology developer LivePerson was also a top 10 contributor. The company has benefited from increased acceptance by Wall Street for its solutions, which include connecting a Website visitor to a company representative via chat technology or a phone call. Building on an already solid base of business in the technology field, LivePerson made strong inroads into the financial services industry over the past two quarters, and we're pleased to see the company hit such an inflection point.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, as we remain optimistic about the small-cap universe, we'll continue to maintain a primary focus on investing in companies we believe have solid growth potential, while keeping an eye on macro developments.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the health care and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the health care sector, our overweight positions in Alpharma, Abgenix, and Cubist Pharmaceuticals contributed positively to performance. In the information technology sector, we were helped by our holdings in Blue Coat Systems, Intergraph, and Supertex.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Premiere Global Services, Golden Telecom, and Syniverse Holdings hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in NBTY, Gold Kist, and Longs Drug Stores.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 102 THROUGH 106 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    TALX Corp.                      1.66%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         1.36%
                    ----------------------------------------
                    World Fuel Services Corp.       1.22%
                    ----------------------------------------
                    Jarden Corp.                    1.12%
                    ----------------------------------------
                    Carter's, Inc.                  1.11%
                    ----------------------------------------
                    Quiksilver, Inc.                1.08%
                    ----------------------------------------
                    Western Oil Sands, Inc.         1.04%
                    ----------------------------------------
                    Ultimate Software Group, Inc.   1.02%
                    ----------------------------------------
                    CoStar Group, Inc.              0.97%
                    ----------------------------------------
                    Cubist Pharmaceuticals, Inc.    0.90%
                    ----------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    28.1%
Cyclical                        18.9%
Technology                      17.7%
Communications                  10.3%
Industrials                      9.7%
Financials                       7.5%
Energy                           6.4%
Basic Materials                  1.3%
Utilities                        0.1%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO MANAGED BY
       TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT LLC VS.
                         RUSSELL 2000 GROWTH INDEX/1/
                            Growth Based on $10,000

                             [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Growth Portfolio      Growth Index(1)
              -------------------------   --------------
  5/2/2005            $10,000                 $10,000
12/31/2005             11,537                  11,810

    --------------------------------------------------------------------
                                              Cumulative Return/2/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/3/
    --------------------------------------------------------------------
    Style Focus Series: Small Cap Growth
- --  Portfolio                                        15.37%
    --------------------------------------------------------------------
- - - Russell 2000 Growth Index/1/                     18.10%
    --------------------------------------------------------------------

/1/The Russell 2000 Growth Index offers investors access to the small cap growth segment of the U.S. equity universe. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small cap growth manager's opportunity set. The Index does not include fees and expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005 the Portfolio returned 13.56%. The unmanaged benchmark, the Russell 2000 Value Index returned 13.70% for the same period.

DREMAN VALUE MANAGEMENT COMMENTARY

For the year ended December 31, 2005, the Russell 2000 Value Index returned 4.69%, as small cap stocks took a bit of a breather after two stellar years. 2005 again saw equities in general post more subdued returns than 2004. We at Dreman Value Management started to manage The Travelers Series Trust: Style Focus Series: Small Cap Value Portfolio ("The Portfolio") in early May of this year. For the interim period of our management our sleeve of the portfolio returned 14.5% compared to the benchmark Russell 2000 Value index's return of 13.7% for the same period. Given the nature of the markets over this period we are satisfied with the performance thus far.

The US equity markets experienced returns over the past twelve months that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These mega storms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. While equity market returns were somewhat muted compared to last year, the fact that all equity market indices ended the year in positive territory is a testament to the resiliency of the US economy.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on US economic output, but we would not be surprised to see growth about 1/2% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15% of US refiner capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the US for many years, the disruption from the storms focused political attention on the issue as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity so increased imports helped to avert an even larger price spike.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21% of the natural gas supply and 29% of the oil supply in the US comes from the Gulf of Mexico. According to the Minerals Managements Service (MMS) approximately 65% of the natural gas production and 77% of the oil production in the Gulf remained shut-in as of early October. Our sources in the Energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the US can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

It appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50% more to heat their homes this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low by historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer term rates have continued to languish. The 10-year rate is still well below 4.5%. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

The combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers' budgets. In fact, we are already starting to see the effect on consumer spending. Car companies are reporting sharp decreases in sales of SUV's. During September, Ford and GM reported 30% decreases compared to the prior year. In New York City, the average sale price of apartments fell 13% during September. Finally, we are starting to see deterioration in credit quality as overdue payments on credit cards rose to 4.8% in the second quarter. It looks like the weakening of consumer demand that we have been expecting is finally at hand.

Even though consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006 we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This will provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



Turning to the portfolio, we continue to maintain overweight positions in the Energy, Basic Materials, Industrials, and Health Care sectors relative to the Russell 2000 Value Index. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain as underweights. During the quarter we pared back numerous positions that either had reached our valuation targets, had increased in price to such an extent that they were no longer small cap companies, or where fundamentals changed such that we were no longer confident in the fundamental outlook. The strong performance of small cap stocks over the last three years has added to the turnover as rapid advances in stock prices have meant that valuation targets can be reached in a matter of months. The portfolio's turnover is a consequence of our attempt to maintain the portfolio consistently invested in value stocks with strong fundamentals that, on average, have market capitalization under $2 billion.

Energy withstood a difficult final quarter to easily wind up as best performing sector during the past year with most of the positions appreciating substantially. At the end of December, energy stocks represented about 16% of the portfolio. Among the best performers were Parallel Petroleum and Carrizo Oil & Gas, which returned 64% and 61%, respectively. The portfolio has been overweight energy for more than three years, and given the fundamental outlook, we expect to overweight energy for the foreseeable future. The holdings in the Energy sector are split between exploration and production companies (E&P) and energy equipment and service companies.

On the E&P side, we continue to focus on companies with significant reserves of natural gas in North America. While many do not appear "cheap" when focusing on near-term earnings, our focus is on the value of gas reserves in the ground. For example, Parallel Petroleum currently trades at an approximate P/E of 20 based on 2006 earnings, hardly a low P/E stock. However, when we calculate the value of its gas reserves in Texas, New Mexico, and Utah, we come up with a value of better than $30 per share, more than twice the current stock price. More importantly, to get to this value, we assume natural gas prices of $6.50 per Mcf (thousand cubic feet), about half the current level.

Energy equipment and service stocks are poised for several years of strong growth as more effort is made to bring new production of oil and gas to the market. In order to just keep gas and oil supplies at current levels, it takes an ever-increasing amount of drilling because of the rate of depletion that is occurring in currently producing wells. It will take a significantly higher level of capital investment for the world to increase supplies from current levels, which bodes well for companies such as Grant Prideco, Patterson UTI, Cal Dive International, etc. Most of the equipment and service companies trade at P/E ratios in the mid-teens based on 2006 earnings estimates. What makes these companies so attractive is that their earnings growth rates over the next three years should exceed 25%. In our view, only a collapse in oil and gas prices to less than half their current levels will change their earnings outlook. Hence, the key question in assessing the attractiveness of energy investments is the future outlook for energy prices.

For some time we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. The futures market provides data on the outlook that investors and speculators have on oil and natural gas prices. As of early October, the 6-year futures on oil were trading just above $62 per barrel. Oil producers could lock in a sale price on oil above $60 for the next 6 years. The 6-year natural gas futures are trading over $8.80 per Mcf.

While the market is often wrong on the future outlook for prices (remember the technology bubble!), the futures market provides a hedging opportunity where energy companies can lock in the future sale price of their production. If we were running these companies, we would certainly look to take advantage of the opportunity to lock in future profits. The bottom line is that you do not need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of "hot" money chasing the sector where a long-term holding period might mean from breakfast until lunch.

Industrial stocks currently represent approximately 17% of the portfolio. A recent addition of note is Insteel, which produces concrete reinforcing products that are used in road building as well as commercial construction. It currently trades at just 6.2 times trailing earnings and has an excellent balance sheet. We expect Insteel to benefit in the coming years from the increased spending on road repair and construction as the US is forced to upgrade the long neglected infrastructure. In fact, several of the portfolio's holdings such as General Cable and Watts Water Technologies also stand to benefit from this trend.

We continue to like the aerospace and defense stocks and they represent about a third of the portfolio's industrial positions. Among our favorite names in this area are Aviall and DRS Technologies. Aviall trades at a P/E of 19 times, a little rich for our taste, but it has increased greatly since our initial foray. We still hold it because of its unique position as a sole supplier of parts for a large number of widely used jet engines and other key plane assemblies. Most of its focus is on after-market parts that have to be replaced on a regular basis. We see continued earnings growth in the low to mid-teens over the next five years. DRS Technologies focuses more on the defense area with a wide range of products in the intelligence, data gathering, and surveillance areas. Like Aviall, it should enjoy growth rates near the mid teens level for the next three to five years.

DHB Industries and Duratek were the two worst performing industrial stocks during the quarter. DHB Industries declined over 41% due to fears of serious financial consequences stemming from lawsuits that claim the company did not appropriately warn investors about problems with its products. Given that DHB produces body armor for police and the military, product quality and consumer confidence are extremely important. We decided to sell the stock rather than wait for the outcome of the lawsuits. Duratek which is in the business of cleaning up, transporting, and disposing of nuclear material fell over 30% after announcing poor quarterly results and was eliminated from the portfolio late in the year.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



The Portfolio's health care stocks currently account for 15% of the total portfolio. Lifepoint Hospitals declined slightly during the year as the impact of the hurricanes and fears of bad debts weighted on the stocks, again showing the far reaching of the fall's devastating series of storms. Biovail Corp., a pharmaceutical stock with a portfolio of products that aid in the oral delivery of drugs, was a standout with a return of over 28%. Biovail was added in August and sold in November so it did not take long to add value. In fact, this is an example of our earlier statement about how quickly small cap stock prices can change.

Financial stocks were hindered by the growing headwind of rising interest rates for much of the past year before rallying in the final quarter. The portfolio's holdings in the Real Estate industries were particularly weak. We have been concerned for some time about the outlook for financial stocks and have been underweight the sector for several quarters relative to the Russell 2000 Value. Doral Financial and R&G Financial, both thrifts, each declined approximately 20%. They have been under pressure due to write-offs arising from their mortgage portfolios. Longer term, we still think R&G Financial offers attractive return potential as it currently trades at a P/E of 6.5 with earnings growth of approximately 10%. While Doral is similarly valued, we have lost confidence in management and consequently sold the position shortly after the quarter ended.

Real Estate stocks also were hurt by weakness late in the year as investor concerns on interest rates caused interest in REITs to wane. We hold about 6.0% of the portfolio in REITs, about half of the small cap value benchmark, and remain confident on the long-term prospects for companies such as KKR
Financial, Newcastle Investment, and Novastar Financial. Novastar has been a favorite of short sellers who remain convinced that the sub-prime mortgage area is due for a major fall. At current levels, Novastar yields almost 20% based on its regular quarterly dividend and our analysis shows that the yield is safe unless extraordinary events roil the economy. In fact, between now and January 2007, Novastar should pay out almost $10 in dividends or 30% of the current stock price. We see little on the horizon that will put these dividends at risk.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the financials and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the financials sector, our overweight positions in Federal Agricultural Mortgage, Piper Jaffray, and Kilroy Realty contributed positively to performance. In the information technology sector, we were helped by our holdings in Talx, Nuance Communications, and United Online.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Price Communications, Cincinnati Bell, and Golden Telecom hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in Alliance One International, Chiquita Brands International, and NBTY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance returns shown above do not reflect the deduction of sales charges, which, if reflected, would reduce performance. The views

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------

expressed are opinions of the portfolio manager as of December 31, 2005 and are subject to change based on market and other conditions. These views may differ from those of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Portfolio allocation is subject to change at any time. The mention of any individual securities should neither constitute or be construed as a recommendation to purchase or sell securities and information provided regarding such individual securities is not a sufficient basis upon which to make an investment decision. Any statistics have been obtained from sources the portfolio manager believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. Portfolio allocations, holdings and characteristics are subject to change at any time. All investments involve risk including possible loss of principal.

PLEASE REFER TO PAGES 107 THROUGH 111 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   CommScope, Inc.                  1.27%
                   -----------------------------------------
                   Anixter International, Inc.      1.21%
                   -----------------------------------------
                   Oregon Steel Mills, Inc.         1.16%
                   -----------------------------------------
                   Southern Union Co.               1.15%
                   -----------------------------------------
                   RTI International Metals, Inc.   1.14%
                   -----------------------------------------
                   URS Corp.                        1.12%
                   -----------------------------------------
                   Kinetic Concepts, Inc.           1.12%
                   -----------------------------------------
                   Cameco Corp.                     1.07%
                   -----------------------------------------
                   EMCOR Group, Inc.                0.93%
                   -----------------------------------------
                   Terex Corp.                      0.93%
                   -----------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     26.4%
Industrials                    16.1%
Non-Cyclical                   13.9%
Energy                         11.0%
Cyclical                        9.5%
Communications                  7.7%
Basic Materials                 6.7%
Technology                      4.7%
Utilities                       4.0%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO MANAGED BY
      TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C. VS.
                          RUSSELL 2000 VALUE INDEX/1/
                            Growth Based on $10,000

                       [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Value Portfolio       Value Index(1)
              -------------------------   --------------
  5/2/2005             $10,000                $ 10,000
12/31/2005              11,357                  11,370

    -------------------------------------------------------------------
                                             Cumulative Return/2/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/3/
    -------------------------------------------------------------------
    Style Focus Series: Small Cap Value
- --  Portfolio                                       13.56%
    -------------------------------------------------------------------
- - - Russell 2000 Value Index/1/                     13.70%
    -------------------------------------------------------------------

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2005, the Travelers Quality Bond Portfolio returned 1.63%. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,/iv/ returned 1.58% for the same period while the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average/1/ was 1.62%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the federal funds rate/ii/ from 2.25% to 4.25% by period end. These measured, consecutive, rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year U.S. Treasury yields on stronger-than-expected housing starts.

As the market appeared to fully expect each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (FOMC) removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement, the also indicated that monetary policy decisions will become more data-dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected the financial markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through the economy, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Corporation were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004's 102.3 reading, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iii/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5% pace). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December-end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's apparent comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 183 funds in the Fund's Lipper category and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/iv/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed government and corporate debt issues that are (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                  Percent of
    Description                                                   Net Assets
    ------------------------------------------------------------------------
    U.S. Treasury Notes (2.875%, 11/30/06)                          11.57%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/08)                          10.00%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.000%, 08/31/07)                           6.66%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (3.375%, 11/15/08)                           3.54%
    ------------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                             2.04%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/10)                           1.94%
    ------------------------------------------------------------------------
    Commercial Mortgage Pass Through Certificates Series 2005-C6,
     Class A5B (5.167%, 06/10/44)                                    1.78%
    ------------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     Series 2004-C3, Class AJ (4.922%, 01/15/42)                     1.63%
    ------------------------------------------------------------------------
    Pepco Holdings, Inc. (5.500%, 08/15/07)                          1.57%
    ------------------------------------------------------------------------
    HSBC Finance Corp. (6.375%, 10/15/11)                            1.54%
    ------------------------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                  TRAVELERS QUALITY BOND PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Travelers Quality          Lehman Bro. Intermediate
                 Bond Portfolio            Gov/Credit Bond Interest
                 --------------            ------------------------
    8/30/1996         $10,000                      $10,000
   12/31/1996          10,356                       10,388
   12/31/1997          11,095                       11,624
   12/31/1998          12,036                       13,004
   12/31/1999          12,168                       13,055
   12/31/2000          13,015                       14,376
   12/31/2001          13,944                       15,664
   12/31/2002          14,753                       16,651
   12/31/2003          15,784                       17,369
   12/31/2004          16,303                       17,897
   12/31/2005          16,579                       18,180




    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers Quality Bond
- --  Portfolio                1.63%  3.94%  4.95%        5.56%
    ----------------------------------------------------------------
    Lehman Brothers
    Intermediate Government/
- - - Credit Bond Index/1/     1.58%  2.97%  5.50%        6.87%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the twelve months ended December 31, 2005, U.S. Government Securities Portfolio returned 4.33%. The Portfolio outperformed its unmanaged benchmark, the Merrill Lynch U.S. Treasury/Agency Master Index/v/, which returned 2.66% for the same period. The Portfolio underperformed its other unmanaged composite benchmark, the Merrill Lynch U.S. Treasuries 15+ Years/Merrill Lynch Mortgage Master Index/vi/, which returned 5.01%, for the same period. The Portfolio outperformed the Portfolio's Lipper General U.S. Government Funds Category Average/1/, which increased 2.05%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point/ii/ hikes during the period brought the federal funds rate/iii/ from 2.25% to 4.25% by period end. These rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed relatively low during the period, declining 29 basis points during the period. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen during the period and, near year-end, a brief yield curve inversion as 2-year U.S. Treasury note yields broke above 10-year yields on reports of stronger-than-expected housing starts.

As many market participants fully expected each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee ("FOMC") removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data-dependent as the Fed may shift from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven from month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Company and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged down headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus the December 2004 reading of 102.3, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iv/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of what many investors perceive to be the Fed's comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 166 funds in the Fund's Lipper category, and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/iii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iv/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/v/The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprised of U.S. Treasury and Agency securities.

/vi/The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.125%, 05/15/15)                        10.69%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (6.250%, 08/15/23)                        10.19%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (5.250%, 11/15/28)                         5.25%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.500%, 12/01/99)           5.16%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, 04/01/35)           4.48%
     ---------------------------------------------------------------------
     Tennessee Valley Authority, Series G (7.125%, 05/01/30)       4.45%
     ---------------------------------------------------------------------
     Financing Corp.(FICO) Strips, Series 13 (5.229%, 06/27/11)    4.11%
     ---------------------------------------------------------------------
     U.S. Treasury Strip (3.230%, 02/15/27)                        4.02%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (8.875%, 02/15/19)                         3.88%
     ---------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.000%, 10/01/35)           3.26%
     ---------------------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Collateralized Mortgage Obligations                   16.4%
U.S Government Agency Mortgage Backed Securities      35.0%
U.S Government & Agency Obligations                   48.6%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                U.S. GOVERNMENT SECURITIES PORTFOLIO MANAGED BY
                     SALOMON BROTHERS ASSET MANAGEMENT VS.
   MERRILL LYNCH U.S. TREASURY/AGENCY MASTER INDEX/1/ AND COMPOSITE INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                                        MERRILL LYNCH U.S.
                  U.S. GOVERNMENT        TREASURY/Agency        Composite
                SECURITIES PORTFOLIO     Master Index/1/         Index/2/
                --------------------     --------------         -----------
12/31/1994             10,000                10,000               10,000
12/31/1995             12,442                11,831               12,423
12/30/1996             12,623                12,158               12,684
12/30/1997             14,216                13,325               14,250
12/30/1998             15,666                14,637               15,745
12/31/1999             15,004                14,328               15,143
12/30/2000             17,185                16,207               17,588
12/30/2001             18,185                17,370               18,635
12/30/2002             20,663                19,328               21,106
12/31/2003             21,231                19,784               21,688
12/30/2004             22,532                20,460               23,103
12/30/2005             26,156                21,004               24,260


    --------------------------------------------------------------
                              Average Annual Return/3/
                          (for the period ended 12/31/05)
    --------------------------------------------------------------
                   1 Year 3 Year 5 Year 10 Year Since Inception/4/
    --------------------------------------------------------------
    U.S.
    Government
    Securities
- --  Portfolio      4.33%  4.39%  6.47%   6.57%        7.16%
    --------------------------------------------------------------
    Merrill Lynch
    U.S. Treasury/
    Agency Master
- - - Index/1/       2.66%  2.81%  5.33%   5.91%        5.91%
    --------------------------------------------------------------
    Composite
- --  Index/2/       5.01%  4.75%  6.62%   6.87%        6.92%
    --------------------------------------------------------------

/1/The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Index does not include fees and expenses and is not available for direct investment.

/2/Composite Index which is an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ years Index and the Merrill Lynch Mortgage Master Index

The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Index does not include fees and expenses and is not available for direct investment.

The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.) The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CONVERTIBLE SECURITIES PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,040.10        $3.86
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.82
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
DISCIPLINED MID CAP STOCK PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.90        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
EQUITY INCOME PORTFOLIO                     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,063.10        $4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.92         4.33
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED HIGH YIELD PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,025.50        $4.44
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.43
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.87% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED STOCK PORTFOLIO                   ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,046.80        $4.90
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LARGE CAP PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,089.20        $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.38
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.86% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 BEGINNING     ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                 6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                           $1,000.00     $1,086.00        $1.84
  Hypothetical (5% return before expenses)          1,000.00      1,023.44         1.79
- -----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   BEGINNING     ENDING        EXPENSES PAID
                                                   ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                   6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                             $1,000.00     $1,019.30        $1.78
  Hypothetical (5% return before expenses)            1,000.00      1,023.44         1.79
- -------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,054.40        $1.81
  Hypothetical (5% return before expenses)        1,000.00      1,023.44         1.79
- ---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          BEGINNING     ENDING        EXPENSES PAID
                                                          ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                          6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                    $1,000.00     $1,064.70        $1.82
  Hypothetical (5% return before expenses)                   1,000.00      1,023.44         1.79
- --------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                            BEGINNING     ENDING        EXPENSES PAID
                                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                      $1,000.00     $1,036.20        $1.80
  Hypothetical (5% return before expenses)                     1,000.00      1,023.44         1.79
- ----------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MERCURY LARGE CAP CORE PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,084.50        $4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS MID CAP GROWTH PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,077.20        $4.61
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS VALUE PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,052.50        $5.12
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONDRIAN INTERNATIONAL STOCK PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,113.10        $4.69
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER FUND PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,072.30        $5.28
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER MID CAP VALUE PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,034.20        $5.13
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                BEGINNING     ENDING        EXPENSES PAID
                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                          $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)         1,000.00      1,019.66         5.60
- ----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)        1,000.00      1,019.66         5.60
- ---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TRAVELERS QUALITY BOND PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  999.10        $2.27
  Hypothetical (5% return before expenses)     1,000.00      1,022.94         2.29
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.45% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
U.S. GOVERNMENT SECURITIES PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  988.80        $2.16
  Hypothetical (5% return before expenses)     1,000.00      1,023.04         2.19
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.43% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      CONVERTIBLE BONDS - 73.2%
      AEROSPACE & DEFENSE - 4.3%
      Armor Holdings, Inc., 2.000%/0.000%, due
        01/01/24(a)............................ $ 1,000,000 $     993,750
      L-3 Communications Corp.
        3.000%, due 08/01/35 (144A)(b).........   1,600,000     1,590,000
       3.000%, due 08/01/35....................     300,000       298,125
      Lockheed Martin Corp. 4.090%, due
        08/15/33(c)............................   1,500,000     1,607,070
                                                            -------------
                                                                4,488,945
                                                            -------------
      AIRLINES - 1.6%
      Continental Airlines, Inc. 4.500%, due
        02/01/07...............................     600,000       562,500
      Frontier Airlines, Inc. 5.000%, due
        12/15/25...............................   1,000,000     1,085,000
                                                            -------------
                                                                1,647,500
                                                            -------------
      BIOTECHNOLOGY - 4.8%
      Amgen, Inc. 0.098%, due 03/01/32(d)......   3,300,000     2,590,500
      InterMune, Inc. 0.250%, due 03/01/11.....   1,250,000     1,106,250
      Invitrogen Corp.
        3.250%, due 06/15/25...................   1,000,000       962,500
       3.250%, due 06/15/25 (144A)(b)..........     300,000       288,750
                                                            -------------
                                                                4,948,000
                                                            -------------
      BUILDING MATERIALS - 2.5%
      Masco Corp., Series B 2.096%, due
        07/20/31(d)............................   2,300,000     1,058,000
      NCI Building Systems, Inc. 2.125%, due
        11/15/24...............................   1,300,000     1,540,500
                                                            -------------
                                                                2,598,500
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.6%
      Euronet Worldwide, Inc. 1.625%, due
        12/15/24...............................   1,600,000     1,642,000
                                                            -------------
      COMPUTERS & PERIPHERALS - 1.4%
      Electronics For Imaging, Inc. 1.500%, due
        06/01/23...............................     900,000     1,000,125
      Silicon Graphics, Inc. 6.500%, due
        06/01/09...............................     700,000       481,250
                                                            -------------
                                                                1,481,375
                                                            -------------
      ENVIRONMENTAL SERVICES - 2.2%
      Waste Connections, Inc. 4.750%, due
        05/01/22(c)............................   2,100,000     2,333,730
                                                            -------------
      FINANCIAL - DIVERSIFIED - 0.5%
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(d)............................     500,000       532,500
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 6.4%
      LifePoint Hospitals, Inc.
        3.250%, due 08/15/25 (144A)(b).........   1,600,000     1,466,000
       3.250%, due 08/15/25....................   1,200,000     1,099,500

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Omnicare, Inc. 3.250%, due 12/15/35........ $ 1,000,000 $     997,500
     Pacificare Health Systems, Inc. 3.000%, due
       10/15/32.................................     700,000     3,030,125
                                                             -------------
                                                                 6,593,125
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 5.1%
     Actuant Corp. 2.000%, due 11/15/23.........   1,500,000     2,190,000
     Danaher Corp. 1.369%, due 01/22/21(d)......   1,900,000     1,569,875
     Roper Industries, Inc. 1.481%/0.000%, due
       01/15/34(a)..............................   2,800,000     1,547,000
                                                             -------------
                                                                 5,306,875
                                                             -------------
     MEDIA - 3.7%
     Charter Communications, Inc.
       5.875%, due 11/16/09.....................   1,050,000       786,187
      5.875%, due 11/16/09 (144A)(b)............     450,000       336,938
     Liberty Media Corp.
       0.750%, due 03/30/23.....................   1,000,000     1,075,000
      0.750%, due 03/30/23 (144A)(b)............     500,000       537,500
      4.000%, due 11/15/29......................   1,800,000     1,064,250
                                                             -------------
                                                                 3,799,875
                                                             -------------
     OIL & GAS - 5.6%
     Grey Wolf, Inc. 4.004%, due 04/01/24(c)....     800,000     1,103,600
     Halliburton Co. 3.125%, due 07/15/23.......     700,000     1,200,500
     Nabors Industries, Inc., Series B 0.000%,
       due 06/15/23(d)..........................   1,500,000     1,775,625
     Pride International, Inc. 3.250%, due
       05/01/33.................................   1,300,000     1,719,250
                                                             -------------
                                                                 5,798,975
                                                             -------------
     PACKAGING & CONTAINERS - 1.8%
     Sealed Air Corp. 3.000%, due 06/30/33
       (144A)(b)................................   1,900,000     1,904,750
                                                             -------------
     PHARMACEUTICALS - 9.4%
     BioMarin Pharmaceutical, Inc. 3.500%, due
       06/15/08.................................   1,700,000     1,606,500
     CV Therapeutics, Inc. 2.750%, due
       05/16/12.................................     600,000       900,000
     Enzon Pharmaceuticals, Inc. 4.500%, due
       07/01/08.................................     800,000       722,000
     Nektar Therapeutics, 3.250%, due
       09/28/12 (144A)(b).......................   1,000,000     1,011,250
     NPS Pharmaceuticals, Inc. 3.000%, due
       06/15/08.................................   1,700,000     1,474,750
     Oscient Pharmaceutical Corp. 3.500%, due
       04/15/11.................................   1,400,000     1,085,000
     Sepracor, Inc. 0.049%, due
       10/15/24(d)..............................   1,300,000     1,238,250
     Teva Pharmaceutical Industries, Ltd.
       0.250%, due 02/01/24.....................   1,400,000     1,750,000
                                                             -------------
                                                                 9,787,750
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 SHARES/PAR     VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - 6.7%
       Best Buy Co., Inc.
         2.250%, due 01/15/22.................. $ 1,500,000 $   1,601,250
        2.250%, due 01/15/22 (144A)(b).........     200,000       213,500
       CBRL Group, Inc. 1.953%, due
         04/03/32(d)...........................   5,000,000     2,325,000
       CKE Restaurants, Inc. 4.000%, due
         10/01/23..............................     275,000       441,031
       Men's Wearhouse, Inc. 3.125%, due
         10/15/23..............................   2,000,000     2,330,000
                                                            -------------
                                                                6,910,781
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
       Amkor Technology, Inc. 5.000%, due
         03/15/07..............................   1,200,000     1,138,500
       Intel Corp., 2.950%, due 12/15/35
         (144A)(b).............................   1,000,000       981,250
                                                            -------------
                                                                2,119,750
                                                            -------------
       SOFTWARE - 5.6%
       Mentor Graphics Corp. 5.941%, due
         08/06/23(c)...........................   1,400,000     1,278,620
       Open Solutions, Inc.
         1.467%/0.000%, due 02/02/35(a)........     575,000       304,031
        1.467%/0.000%, due 02/02/35
          (144A)(a)(b).........................   2,200,000     1,163,250
       RealNetworks, Inc. 1.585%, due
         07/01/10(d)...........................   1,000,000       982,500
       SafeNet, Inc. 2.500%, due 12/15/10
         (144A)(b).............................   1,000,000       996,250
       SINA Corp. 0.000%, due 07/15/23(d)......     950,000     1,039,063
                                                            -------------
                                                                5,763,714
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.0%
       ADC Telecommunications, Inc. 5.045%,
         due 06/15/13(c).......................   2,500,000     2,528,125
       Amdocs, Ltd. 0.500%, due 03/15/24.......     900,000       811,125
       Ciena Corp. 3.750%, due 02/01/08........   1,800,000     1,660,500
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b)................   1,000,000       931,250
       NII Holdings, Inc., 2.750%, due 08/15/25
         (144A)(b).............................   1,900,000     2,073,375
       RF Micro Devices, Inc. 1.500%, due
         07/01/10..............................     300,000       277,125
                                                            -------------
                                                                8,281,500
                                                            -------------
       Total Convertible Bonds
       (Cost $73,774,482)                                      75,939,645
                                                            -------------

       COMMON STOCKS - 10.4%
       BANKS - 2.0%
       Commerce Bancorp, Inc...................      60,659     2,087,276
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      BIOTECHNOLOGY - 0.3%
      Enzon Pharmaceuticals, Inc.*............. $    45,200 $     334,480
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 1.0%
      Corning, Inc.*...........................      50,000       983,000
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 0.5%
      Rowan Companies, Inc.....................      15,000       534,600
                                                            -------------
      FINANCIAL - DIVERSIFIED - 2.8%
      Capital One Financial Corp...............      12,000     1,036,800
      Countrywide Financial Corp...............      38,000     1,299,220
      Merrill Lynch & Co., Inc.................       9,000       609,570
                                                            -------------
                                                                2,945,590
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.5%
      Sohu.com, Inc.*..........................      28,100       515,354
                                                            -------------
      IT CONSULTING & SERVICES - 2.1%
      Affiliated Computer Services, Inc. -
        Class A*...............................      36,000     2,130,480
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Oscient Pharmaceuticals Corp.*...........     110,000       249,700
                                                            -------------
      RETAIL - SPECIALTY - 0.7%
      Staples, Inc.............................      34,000       772,140
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Sprint Nextel Corp.......................      11,000       256,960
                                                            -------------
      Total Common Stocks
      (Cost $10,162,255)                                       10,809,580
                                                            -------------

      CONVERTIBLE PREFERRED STOCK - 13.4%
      BANKS - 2.9%
      Sovereign Capital Trust IV 4.375%, due
        03/01/34...............................      33,000     1,452,000
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41 (144A)(b).................      25,000     1,364,550
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41...........................       4,000       217,000
                                                            -------------
                                                                3,033,550
                                                            -------------
      ELECTRIC UTILITIES - 1.1%
      NRG Energy, Inc. 4.000%..................         900     1,172,137
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.1%
      Doral Financial Corp. 4.750%.............       6,900     1,084,163
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.2%
      Omnicare, Inc., Series B 4.000%..........      17,000     1,262,590
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.9%
      United Rentals Trust I 6.500%............      46,000     1,966,500
                                                            -------------
      MEDIA - 1.4%
      Interpublic Group of Cos, Inc., Series B
        5.250%, (144A)(b)......................       1,540     1,421,035
                                                            -------------
      OIL & GAS - 1.0%
      Chesapeake Energy Corp. 5.000%...........       7,200       989,100
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - 2.8%
      Host Marriott Finance Trust 6.750%.......      30,000 $   1,871,550
      Simon Property Group, Inc. 6.000%........      16,000     1,028,800
                                                            -------------
                                                                2,900,350
                                                            -------------
      Total Convertible Preferred Stock
      (Cost $13,719,061)                                       13,829,425
                                                            -------------
      SHORT-TERM INVESTMENT - 1.9%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 12/30/05 at 2.000% to
        be repurchased at $1,998,444 on
        01/03/06 collateralized by $2,070,000
        U.S. Treasury Bond 4.000% due
        11/15/12 with a value of $2,041,538
        (Cost - $1,998,000).................... $ 1,998,000     1,998,000
                                                            -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $99,653,798)                                      102,576,650
      Other Assets and Liabilities (net) - 1.1%                 1,117,573
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 103,694,223
                                                            =============

* Non-income producing security.

(a) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 15.7% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

The following table summarizes the credit composition of the portfolio holdings of the Convertible Securities Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               7.70%
                           BBB                            12.40
                           BB                             12.20
                           B                               9.50
                           Below B                        33.70
                           Equities/Other                 24.50
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 97.9%
       AEROSPACE & DEFENSE - 0.1%
       L-3 Communications Holdings, Inc............  4,062 $     302,010
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.6%
       CNF, Inc.................................... 27,016     1,509,924
       Expeditors International of Washington, Inc.  8,393       566,612
       Ryder System, Inc........................... 29,203     1,197,907
                                                           -------------
                                                               3,274,443
                                                           -------------
       AIRLINES - 0.4%
       Alaska Air Group, Inc.*..................... 25,565       913,182
                                                           -------------
       AUTO COMPONENTS - 1.2%
       ArvinMeritor, Inc........................... 36,959       531,840
       BorgWarner, Inc............................. 25,061     1,519,448
       Lear Corp................................... 18,465       525,514
                                                           -------------
                                                               2,576,802
                                                           -------------
       BANKS - 3.3%
       BOK Financial Corp.......................... 14,699       667,775
       Colonial BancGroup, Inc. (The).............. 28,532       679,632
       Comerica, Inc...............................  9,889       561,300
       Cullen/Frost Bankers, Inc................... 12,807       687,480
       Mercantile Bankshares Corp.................. 14,899       840,899
       SVB Financial Group*........................ 16,907       791,924
       Westcorp.................................... 18,231     1,214,367
       Wilmington Trust Corp....................... 12,214       475,247
       Zions Bancorp............................... 12,778       965,506
                                                           -------------
                                                               6,884,130
                                                           -------------
       BIOTECHNOLOGY - 1.8%
       Cephalon, Inc.*............................. 10,819       700,422
       Invitrogen Corp.*........................... 11,690       779,022
       Millennium Pharmaceuticals, Inc.*........... 55,873       541,968
       Protein Design Labs, Inc.*.................. 19,826       563,455
       Techne Corp.*...............................  7,068       396,868
       Vertex Pharmaceuticals, Inc.*............... 27,647       764,992
                                                           -------------
                                                               3,746,727
                                                           -------------
       CHEMICALS - 2.6%
       Albemarle Corp.............................. 16,176       620,350
       Cytec Industries, Inc....................... 23,581     1,123,163
       FMC Corp.*.................................. 26,680     1,418,575
       Lubrizol Corp............................... 26,005     1,129,397
       Lyondell Chemical Co........................ 19,432       462,870
       Scotts Miracle-Gro Co. - Class A............ 15,878       718,321
                                                           -------------
                                                               5,472,676
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.0%
       Alliance Data System Corp.*................. 45,340     1,614,104
       Banta Corp.................................. 17,380       865,524
       Brink's Co. (The)........................... 16,953       812,218
       Career Education Corp.*..................... 45,878     1,547,006
       CheckFree Corp.*............................ 15,574       714,847

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES - CONTINUED
            Dun & Bradstreet Corp. (The)*.....  12,427 $     832,112
            Education Management Corp.*.......  12,436       416,730
            Fair Isaac Corp...................  35,788     1,580,756
            Korn/Ferry International*.........  52,206       975,730
            Manpower, Inc.....................   6,575       305,738
            MPS Group, Inc.*..................  91,612     1,252,336
            Navigant Consulting, Inc.*........  31,990       703,140
            Quanta Services, Inc.*............  60,520       797,048
            Republic Services, Inc............  23,236       872,512
            West Corp.*.......................  26,184     1,103,656
                                                       -------------
                                                          14,393,457
                                                       -------------
            COMMUNICATIONS EQUIPMENT - 2.1%
            CommScope, Inc.*..................  42,663       858,806
            Harris Corp.......................  49,704     2,137,769
            Powerwave Technologies, Inc.*..... 106,783     1,342,263
                                                       -------------
                                                           4,338,838
                                                       -------------
            COMPUTERS & PERIPHERALS - 1.7%
            SanDisk Corp.*....................  22,360     1,404,655
            Western Digital Corp.*............ 114,048     2,122,434
                                                       -------------
                                                           3,527,089
                                                       -------------
            CONSTRUCTION & ENGINEERING - 1.0%
            Beazer Homes USA, Inc.............   7,786       567,132
            Granite Construction, Inc.........  16,361       587,524
            Toll Brothers, Inc.*..............  28,902     1,001,165
                                                       -------------
                                                           2,155,821
                                                       -------------
            CONSTRUCTION MATERIALS - 0.3%
            Martin Marietta Materials, Inc....   6,722       515,712
                                                       -------------
            CONTAINERS & PACKAGING - 0.2%
            Sonoco Products Co................  14,233       418,450
                                                       -------------
            ELECTRIC UTILITIES - 4.1%
            Black Hills Corp..................  15,400       532,994
            Energy East Corp..................  51,088     1,164,807
            IDACORP, Inc......................  20,159       590,659
            NSTAR.............................  45,789     1,314,144
            Pepco Holdings, Inc...............  74,557     1,667,840
            Pinnacle West Capital Corp........  11,269       465,973
            PNM Resources, Inc................  43,681     1,069,748
            Westar Energy, Inc................  28,308       608,622
            Wisconsin Energy Corp.............  26,022     1,016,419
                                                       -------------
                                                           8,431,206
                                                       -------------
            ELECTRICAL EQUIPMENT - 1.3%
            AMETEK, Inc.......................  24,233     1,030,872
            Energizer Holdings, Inc.*.........  13,121       653,294
            Thomas & Betts Corp.*.............  24,058     1,009,474
                                                       -------------
                                                           2,693,640
                                                       -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
         Amphenol Corp. - Class A................. 30,667 $   1,357,321
         Arrow Electronics, Inc.*................. 32,969     1,055,997
         CDW Corp................................. 10,808       622,216
         Ingram Micro, Inc. - Class A*............ 41,677       830,623
         Jabil Circuit, Inc.*..................... 31,197     1,157,097
                                                          -------------
                                                              5,023,254
                                                          -------------
         FINANCIAL - DIVERSIFIED - 4.0%
         Affiliated Managers Group, Inc.*......... 12,342       990,445
         American Capital Strategies, Ltd......... 25,110       909,233
         Bear Stearns Cos., Inc................... 10,016     1,157,148
         Blackrock, Inc. - Class A................  8,339       904,615
         E*TRADE Financial Corp.*................. 60,142     1,254,562
         First Marblehead Corp. (The)............. 19,725       648,164
         IndyMac Bancorp, Inc..................... 22,748       887,627
         Leucadia National Corp................... 15,011       712,422
         SEI Investments Co....................... 24,542       908,054
                                                          -------------
                                                              8,372,270
                                                          -------------
         FOOD & DRUG RETAILING - 0.2%
         SUPERVALU, Inc........................... 12,286       399,049
                                                          -------------
         FOOD PRODUCTS - 1.2%
         Dean Foods Co............................ 27,922     1,051,543
         Pilgrim's Pride Corp..................... 22,746       754,257
         Smithfield Foods, Inc.*.................. 20,039       613,193
                                                          -------------
                                                              2,418,993
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
         Bausch & Lomb, Inc....................... 14,899     1,011,642
         Beckman Coulter, Inc..................... 10,686       608,033
         Dade Behring Holdings, Inc............... 17,492       715,248
         Fisher Scientific International, Inc.*... 10,538       651,881
         Intuitive Surgical, Inc.*................ 15,292     1,793,293
         STERIS Corp.............................. 31,627       791,308
         Thermo Electron Corp.*................... 26,758       806,218
         Varian Medical Systems, Inc.*............ 16,751       843,245
                                                          -------------
                                                              7,220,868
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.1%
         AmerisourceBergen Corp................... 15,490       641,286
         Community Health Systems, Inc.*.......... 33,294     1,276,492
         Coventry Health Care, Inc.*.............. 14,107       803,535
         Health Net, Inc.*........................ 14,518       748,403
         Lincare Holdings, Inc.*.................. 29,092     1,219,246
         Manor Care, Inc.......................... 12,838       510,567
         Omnicare, Inc............................ 34,252     1,959,899
         Triad Hospitals, Inc.*...................  8,315       326,198
         VCA Antech, Inc.*........................ 32,692       923,065
                                                          -------------
                                                              8,408,691
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 2.1%
         Bob Evans Farms, Inc..................... 36,569       843,281
         Darden Restaurants, Inc.................. 31,114     1,209,712

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         HOTELS, RESTAURANTS & LEISURE - CONTINUED
         GTECH Holdings Corp...................... 35,776 $   1,135,530
         International Speedway Corp. - Class A... 24,686     1,182,460
                                                          -------------
                                                              4,370,983
                                                          -------------
         HOUSEHOLD DURABLES - 1.3%
         Mohawk Industries, Inc.*................. 18,867     1,641,052
         Ryland Group, Inc. (The)................. 10,750       775,397
         Tupperware Corp.......................... 15,108       338,419
                                                          -------------
                                                              2,754,868
                                                          -------------
         HOUSEHOLD PRODUCTS - 0.6%
         American Greetings Corp. - Class A....... 26,403       580,074
         Church & Dwight Co., Inc................. 18,655       616,175
                                                          -------------
                                                              1,196,249
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 0.8%
         Crane Co................................. 12,724       448,776
         Teleflex, Inc............................ 16,895     1,097,837
                                                          -------------
                                                              1,546,613
                                                          -------------
         INSURANCE - 7.6%
         American Financial Group, Inc............ 28,901     1,107,197
         AmerUs Group Co.......................... 10,375       587,951
         Aon Corp................................. 10,002       359,572
         Everest Re Group, Ltd.................... 19,681     1,974,988
         Fidelity National Financial, Inc......... 25,401       934,503
         Fidelity National Title Group, Inc.......  3,549        86,418
         First American Corp...................... 29,859     1,352,613
         HCC Insurance Holdings, Inc.............. 53,696     1,593,697
         MGIC Investment Corp..................... 15,928     1,048,381
         Ohio Casualty Corp....................... 32,286       914,340
         Old Republic International Corp.......... 33,525       880,367
         PMI Group, Inc........................... 26,786     1,100,101
         Radian Group, Inc........................ 34,461     2,019,070
         W.R. Berkley Corp........................ 34,881     1,661,033
                                                          -------------
                                                             15,620,231
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.4%
         McAfee, Inc.*............................ 30,226       820,031
                                                          -------------
         IT CONSULTING & SERVICES - 1.0%
         Cognizant Technology Solutions
           Corp. - Class A*....................... 13,425       675,949
         Computer Sciences Corp.*.................  9,982       505,488
         DST Systems, Inc.*....................... 13,914       833,588
         Enterasys Networks, Inc.*................    216         2,868
                                                          -------------
                                                              2,017,893
                                                          -------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp........................... 16,350       664,791
                                                          -------------
         MACHINERY - 2.7%
         Cummins, Inc.............................  7,706       691,459
         Eaton Corp...............................  9,235       619,576
         Flowserve Corp.*......................... 17,714       700,766

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         MACHINERY - CONTINUED
         Harsco Corp.............................. 16,098 $   1,086,776
         Oshkosh Truck Corp....................... 24,358     1,086,123
         PACCAR, Inc..............................  9,867       683,093
         Timken Co. (The)......................... 25,345       811,547
                                                          -------------
                                                              5,679,340
                                                          -------------
         MEDIA - 1.4%
         Catalina Marketing Corp.................. 23,173       587,436
         Entercom Communications Corp.*........... 23,993       711,872
         Scholastic Corp.*........................ 35,840     1,021,798
         Univision Communications, Inc. - Class A* 20,126       591,503
                                                          -------------
                                                              2,912,609
                                                          -------------
         METALS & MINING - 3.0%
         Nucor Corp...............................  8,986       599,546
         Peabody Energy Corp...................... 27,392     2,257,649
         Precision Castparts Corp................. 47,599     2,466,104
         Southern Copper Corp.....................  6,559       439,322
         Worthington Industries, Inc.............. 23,734       455,930
                                                          -------------
                                                              6,218,551
                                                          -------------
         OFFICE FURNISHING & SUPPLIES - 0.3%
         HNI Corp.................................  9,525       523,208
                                                          -------------
         OIL & GAS - 10.9%
         ENSCO International, Inc................. 42,433     1,881,904
         Equitable Resources, Inc................. 22,022       807,987
         Forest Oil Corp.*........................ 10,264       467,731
         Grant Prideco, Inc.*..................... 48,739     2,150,365
         Helmerich & Payne, Inc................... 28,122     1,741,033
         MDU Resources Group, Inc................. 55,584     1,819,820
         National Fuel Gas Co..................... 23,851       743,913
         Newfield Exploration Co.*................ 45,830     2,294,708
         Noble Energy, Inc........................ 32,654     1,315,956
         ONEOK, Inc............................... 29,617       788,701
         Patterson-UTI Energy, Inc................ 61,614     2,030,181
         Pioneer Natural Resources Co............. 25,500     1,307,385
         Questar Corp............................. 27,342     2,069,789
         Smith International, Inc................. 15,995       593,574
         Southwestern Energy Co.*................. 40,702     1,462,830
         Tidewater, Inc........................... 23,598     1,049,167
                                                          -------------
                                                             22,525,044
                                                          -------------
         PAPER & FOREST PRODUCTS - 0.4%
         Glatfelter............................... 54,471       772,944
                                                          -------------
         PHARMACEUTICALS - 2.4%
         Barr Pharmaceuticals, Inc.*.............. 37,495     2,335,564
         Endo Pharmaceuticals Holdings, Inc.*..... 29,698       898,661
         King Pharmaceuticals, Inc.*.............. 71,048     1,202,132
         Kos Pharmaceuticals, Inc.*............... 10,519       544,148
                                                          -------------
                                                              4,980,505
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 3.0%
        AMB Property Corp. (REIT).................  15,485 $     761,397
        CBL & Associates Properties, Inc. (REIT)..  13,980       552,350
        Developers Diversified Realty Corp. (REIT)  18,188       855,200
        General Growth Properties, Inc. (REIT)....  27,209     1,278,551
        Highwoods Properties, Inc. (REIT).........  24,493       696,826
        Hospitality Properties Trust (REIT).......  21,559       864,516
        HRPT Properties Trust (REIT)..............  72,735       752,807
        Mack-Cali Realty Corp. (REIT).............  10,283       444,226
                                                           -------------
                                                               6,205,873
                                                           -------------
        RETAIL - MULTILINE - 0.9%
        BJ's Wholesale Club, Inc.*................  35,788     1,057,893
        Dollar Tree Stores, Inc.*.................  34,433       824,326
                                                           -------------
                                                               1,882,219
                                                           -------------
        RETAIL - SPECIALTY - 6.9%
        Abercrombie & Fitch Co. - Class A.........  15,598     1,016,678
        American Eagle Outfitters, Inc............  64,168     1,474,581
        AutoNation, Inc.*.........................  32,673       709,984
        Barnes & Noble, Inc.......................  39,819     1,699,077
        Chico's FAS, Inc.*........................  38,415     1,687,571
        Claire's Stores, Inc......................  57,239     1,672,523
        Foot Locker, Inc..........................  27,756       654,764
        Harman International Industries, Inc......   8,102       792,781
        Michaels Stores, Inc......................  45,224     1,599,573
        Pacific Sunwear of California, Inc.*......  55,517     1,383,484
        Rent-A-Center, Inc.*......................  40,977       772,826
        United Rentals, Inc.*.....................  32,021       748,971
                                                           -------------
                                                              14,212,813
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
        Avnet, Inc.*..............................  26,581       636,349
        Intersil Corp.............................  67,593     1,681,714
        Lam Research Corp.*.......................  51,742     1,846,155
        MEMC Electronic Materials, Inc.*..........  28,752       637,432
        Microchip Technology, Inc.................  21,405       688,171
        Micron Technology, Inc.*..................  83,506     1,111,465
        NVIDIA Corp.*.............................  19,315       706,156
        TriQuint Semiconductor, Inc.*............. 130,329       579,964
                                                           -------------
                                                               7,887,406
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*.........................  67,191       923,204
        Cadence Design Systems, Inc.*.............  64,245     1,087,025
        Transaction Systems
          Architects, Inc. - Class A*.............  22,464       646,739
                                                           -------------
                                                               2,656,968
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
        Cincinnati Bell, Inc.*.................... 135,025       473,938
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ----------------------------------------------------
              SECURITY                                   VALUE
              DESCRIPTION                      SHARES   (NOTE 2)
              ----------------------------------------------------

              TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
              NII Holdings, Inc.*............. 18,490 $    811,319
              RF Micro Devices, Inc.*......... 91,562      495,350
                                                      ------------
                                                         1,306,669
                                                      ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.8%
              Columbia Sportswear Co.*........ 16,895      806,398
              Polo Ralph Lauren Corp.......... 14,617      820,599
                                                      ------------
                                                         1,626,997
                                                      ------------
              TRANSPORTATION - 1.1%
              C.H. Robinson Worldwide, Inc.... 14,754      546,340
              GATX Corp....................... 18,973      684,546
              Overseas Shipholding Group, Inc. 11,636      586,338
              YRC Worldwide, Inc.*............ 10,811      482,279
                                                      ------------
                                                         2,299,503
                                                      ------------
              Total Common Stocks
              (Cost $177,481,168)                      202,643,554
                                                      ------------

     ---------------------------------------------------------------------
     SECURITY                                        PAR        VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.4%
     U.S. GOVERNMENT & AGENCY OBLIGATION - 0.1%
     United States Treasury Bill
       3.800%, due 03/16/06(a)................... $  200,000 $    198,438
                                                             ------------
     REPURCHASE AGREEMENT - 2.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to be
       repurchased at $4,704,045 on 01/03/06
       collateralized by $3,450,000 U.S. Treasury
       Bond at 8.125% due 08/15/19 with a
       value of $4,799,813.......................  4,703,000    4,703,000
                                                             ------------
     Total Short-Term Investments
     (Cost $4,901,438)                                          4,901,438
                                                             ------------

     TOTAL INVESTMENTS - 100.3%
     (Cost $182,382,606)                                      207,544,992

     Other Assets and Liabilities (Net) - (0.3)%                 (597,475)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $206,947,517
                                                             ============

* Non-income producing security.

(a) Zero Coupon Bond - Interest rate represents current yield to maturity.

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.7%
        AEROSPACE & DEFENSE - 1.1%
        Boeing Co. (The)..........................   8,900 $     625,136
        Rockwell Automation, Inc..................  32,300     1,910,868
        United Technologies Corp..................  31,000     1,733,210
                                                           -------------
                                                               4,269,214
                                                           -------------
        AIRLINES - 0.4%
        AirTran Holdings, Inc.*...................  70,500     1,130,115
        Continental Airlines, Inc. - Class B*.....  12,000       255,600
        JetBlue Airways Corp.*....................   4,200        64,596
                                                           -------------
                                                               1,450,311
                                                           -------------
        AUTO COMPONENTS - 0.8%
        Johnson Controls, Inc.....................  38,800     2,828,908
                                                           -------------
        AUTOMOBILES - 1.2%
        Monaco Coach Corp.........................  52,994       704,820
        Toyota Motor Corp. (ADR)..................  37,800     3,954,636
                                                           -------------
                                                               4,659,456
                                                           -------------
        BANKS - 9.6%
        Bank of America Corp...................... 241,400    11,140,610
        Cathay General Bancorp....................  18,500       664,890
        East West Bancorp., Inc...................  69,748     2,545,105
        Hudson City Bancorp, Inc..................  96,500     1,169,580
        Mitsubishi UFJ Financial Group, Inc. (ADR) 129,600     1,774,224
        Northern Trust Corp.......................  89,300     4,627,526
        U.S. Bancorp..............................  48,600     1,452,654
        UCBH Holdings, Inc........................  83,507     1,493,105
        UnionBanCal Corp..........................  26,100     1,793,592
        Wachovia Corp............................. 120,948     6,393,311
        Wells Fargo & Co..........................  46,350     2,912,170
                                                           -------------
                                                              35,966,767
                                                           -------------
        BEVERAGES - 0.9%
        Coca-Cola Co..............................  68,500     2,761,235
        Diageo Plc (ADR)..........................  10,300       600,490
                                                           -------------
                                                               3,361,725
                                                           -------------
        BIOTECHNOLOGY - 0.7%
        Biogen Idec, Inc.*........................  38,900     1,763,337
        Invitrogen Corp.*.........................  11,730       781,687
                                                           -------------
                                                               2,545,024
                                                           -------------
        CHEMICALS - 2.3%
        Airgas, Inc...............................  16,500       542,850
        Bayer AG (ADR)............................  40,200     1,678,752
        Chemtura Corp.............................  25,500       323,850
        FMC Corp.*................................  57,701     3,067,962
        Praxair, Inc..............................  26,900     1,424,624
        Sigma-Aldrich Corp........................  24,793     1,569,149
                                                           -------------
                                                               8,607,187
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.8%
      Automatic Data Processing, Inc................  32,500 $   1,491,425
      Brink's Co. (The).............................   6,900       330,579
      First Data Corp...............................  23,900     1,027,939
      Service Corporation International.............  17,200       140,696
                                                             -------------
                                                                 2,990,639
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 0.6%
      Cisco Systems, Inc.*..........................  85,800     1,468,896
      Motorola, Inc.................................  16,800       379,512
      Nortel Networks Corp.*........................ 125,200       383,112
                                                             -------------
                                                                 2,231,520
                                                             -------------
      COMPUTERS & PERIPHERALS - 2.3%
      EMC Corp.*....................................  34,000       463,080
      Hewlett-Packard Co............................ 150,800     4,317,404
      NCR Corp.*....................................  57,900     1,965,126
      Sun Microsystems, Inc.*....................... 377,400     1,581,306
      Symbol Technologies, Inc......................  22,200       284,604
                                                             -------------
                                                                 8,611,520
                                                             -------------
      CONTAINERS & PACKAGING - 0.4%
      Ball Corp.....................................  35,900     1,425,948
                                                             -------------
      ELECTRIC UTILITIES - 0.8%
      Edison International..........................  21,900       955,059
      Exelon Corp...................................  18,700       993,718
      Public Service Enterprise Group, Inc..........  13,200       857,604
                                                             -------------
                                                                 2,806,381
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.4%
      Directed Electronics, Inc.*...................   9,200       132,020
      Matsushita Electric Industrial Co., Ltd. (ADR)  76,900     1,490,322
                                                             -------------
                                                                 1,622,342
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Arrow Electronics, Inc.*......................  33,200     1,063,396
                                                             -------------
      FINANCIAL - DIVERSIFIED - 16.4%
      American Capital Strategies, Ltd..............  50,133     1,815,316
      Ameriprise Financial, Inc.....................  13,300       545,300
      CapitalSource, Inc.*..........................  59,200     1,326,080
      Citigroup, Inc................................ 308,200    14,956,946
      Federal Home Loan Mortgage Corp............... 102,300     6,685,305
      Federal National Mortgage Assoc............... 110,376     5,387,453
      Golden West Financial Corp....................  76,600     5,055,600
      Investors Financial Services Corp.............  28,444     1,047,592
      Janus Capital Group, Inc......................  26,600       495,558
      Lehman Brothers Holdings, Inc.................  11,500     1,473,955
      Marsh & McLennan Cos., Inc....................  28,300       898,808
      Merrill Lynch & Co., Inc...................... 106,600     7,220,018
      Nomura Holdings, Inc. (ADR)...................  74,300     1,428,046
      Nuveen Investments - Class A..................  45,700     1,947,734
      SLM Corp...................................... 117,400     6,467,566
      State Street Corp.............................  78,300     4,340,952
                                                             -------------
                                                                61,092,229
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        FOOD & DRUG RETAILING - 0.3%
        CVS Corp.................................  28,600 $     755,612
        Walgreen Co..............................  10,800       478,008
                                                          -------------
                                                              1,233,620
                                                          -------------
        FOOD PRODUCTS - 1.1%
        Nestle SA (ADR)..........................  40,600     3,026,730
        Sara Lee Corp............................  59,900     1,132,110
                                                          -------------
                                                              4,158,840
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
        Becton, Dickinson & Co...................  52,500     3,154,200
        IMS Health, Inc..........................  11,900       296,548
        Johnson & Johnson........................   6,700       402,670
        Varian, Inc.*............................  20,300       807,737
                                                          -------------
                                                              4,661,155
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Aetna, Inc...............................   8,300       782,773
        Cardinal Health, Inc.....................  53,800     3,698,750
        Health Net, Inc.*........................  13,000       670,150
        UnitedHealth Group, Inc..................  26,100     1,621,854
                                                          -------------
                                                              6,773,527
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        McDonald's Corp..........................  30,500     1,028,460
        Royal Caribbean Cruises, Ltd.............  45,600     2,054,736
        Starwood Hotels & Resorts Worldwide, Inc.   8,800       561,968
        Wynn Resorts Ltd.*.......................  24,100     1,321,885
                                                          -------------
                                                              4,967,049
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 2.8%
        3M Co....................................  19,200     1,488,000
        Crane Co.................................  16,000       564,320
        Eaton Corp...............................  24,100     1,616,869
        General Electric Co...................... 195,150     6,840,008
                                                          -------------
                                                             10,509,197
                                                          -------------
        INSURANCE - 7.3%
        Allstate Corp. (The).....................  36,100     1,951,927
        American International Group, Inc........ 218,300    14,894,609
        Aspen Insurance Holdings, Ltd............  20,800       492,336
        Genworth Financial, Inc. - Class A.......   9,130       315,715
        Hartford Financial Services Group, Inc...  38,600     3,315,354
        Manulife Financial Corp..................   7,900       464,520
        Prudential Financial, Inc................  50,100     3,666,819
        RenaissanceRe Holdings Ltd...............   9,700       427,867
        Swiss Reinsurance........................   8,174       597,999
        XL Capital, Ltd. - Class A...............  18,500     1,246,530
                                                          -------------
                                                             27,373,676
                                                          -------------
        MACHINERY - 0.3%
        Illinois Tool Works, Inc.................  13,900     1,223,061
                                                          -------------
        MEDIA - 3.4%
        aQuantive, Inc.*.........................   6,000       151,440
        Gannett Co., Inc.........................  62,300     3,773,511

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        New York Times Co.- Class A.............. 133,000 $   3,517,850
        News Corp. - Class B..................... 111,800     1,856,998
        Omnicom Group, Inc.......................  20,600     1,753,678
        Walt Disney Co. (The)....................  66,200     1,586,814
                                                          -------------
                                                             12,640,291
                                                          -------------
        METALS & MINING - 2.4%
        Alcoa, Inc...............................  29,900       884,143
        Mittal Steel Co. NV- Class A.............   7,400       194,842
        Newmont Mining Corp......................  68,700     3,668,580
        Peabody Energy Corp......................  30,400     2,505,568
        United States Steel Corp.................  34,086     1,638,514
                                                          -------------
                                                              8,891,647
                                                          -------------
        OIL & GAS - 6.4%
        Amerada Hess Corp........................  38,400     4,869,888
        Canadian Natural Resources, Ltd..........  70,400     3,493,248
        Canadian Natural Resources, Ltd. (CAD)...  27,100     1,339,485
        Exxon Mobil Corp......................... 175,110     9,835,929
        Talisman Energy Inc......................  16,300       861,944
        Talisman Energy, Inc. (CAD)..............   5,900       311,712
        Total S.A. (ADR).........................  25,100     3,172,640
                                                          -------------
                                                             23,884,846
                                                          -------------
        PERSONAL PRODUCTS - 0.5%
        Alberto-Culver Co........................  19,800       905,850
        Avon Products, Inc.......................  37,400     1,067,770
                                                          -------------
                                                              1,973,620
                                                          -------------
        PHARMACEUTICALS - 5.7%
        Amylin Pharmaceuticals, Inc.*............  23,800       950,096
        Eli Lilly & Co...........................   5,900       333,881
        Hospira, Inc.*...........................  56,300     2,408,514
        Merck & Co., Inc.........................  44,600     1,418,726
        Pfizer, Inc.............................. 233,230     5,438,923
        Roche Holding AG (ADR)...................  24,300     1,818,882
        Wyeth.................................... 193,800     8,928,366
                                                          -------------
                                                             21,297,388
                                                          -------------
        REAL ESTATE - 3.9%
        Brookdale Senior Living Inc..............   3,000        89,430
        Equity Lifestyle Properties, Inc. (REIT).  21,700       965,650
        Equity Residential (REIT)................  14,600       571,152
        General Growth Properties, Inc. (REIT)... 255,204    11,992,036
        Mitsui Fudosan Co., Ltd..................  13,000       264,125
        United Dominion Realty Trust, Inc. (REIT)  24,900       583,656
                                                          -------------
                                                             14,466,049
                                                          -------------
        RETAIL - MULTILINE - 4.2%
        Dollar General Corp......................  83,500     1,592,345
        Wal-Mart Stores, Inc..................... 297,800    13,937,040
                                                          -------------
                                                             15,529,385
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        RETAIL - SPECIALTY - 1.3%
        Abercrombie & Fitch Co. - Class A.....    22,200  $   1,446,996
        Home Depot, Inc. (The)................    62,270      2,520,690
        Staples, Inc..........................    29,100        660,861
        Under Armour, Inc. - Class A*.........     9,200        352,452
                                                          -------------
                                                              4,980,999
                                                          -------------
        ROAD & RAIL - 3.4%
        Burlington Northern Santa Fe Corp.....    82,700      5,856,814
        Canadian National Railway Co..........     9,800        783,902
        Canadian Natl Ry Co. (CAD)............     6,000        479,300
        Laidlaw International, Inc............    40,900        950,107
        Norfolk Southern Corp.................   102,980      4,616,594
                                                          -------------
                                                             12,686,717
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.2%
        Analog Devices, Inc...................    29,140      1,045,252
        Applied Materials, Inc................    76,800      1,377,792
        Avnet, Inc.*..........................   109,700      2,626,218
        FormFactor, Inc.*.....................    16,900        412,867
        Intel Corp............................   366,300      9,142,848
        KLA-Tencor Corp.......................    68,400      3,374,172
        Lam Research Corp.*...................    39,500      1,409,360
        MKS Instruments, Inc.*................   109,396      1,957,094
        National Semiconductor Corp...........    57,600      1,496,448
        Semtech Corp.*........................    14,700        268,422
                                                          -------------
                                                             23,110,473
                                                          -------------

        SOFTWARE - 0.7%
        Microsoft Corp........................    95,660      2,501,509
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
        ALLTEL Corp...........................    23,200      1,463,920
        AT&T, Inc.*...........................   113,400      2,777,166
        BellSouth Corp........................    96,400      2,612,440
        Qwest Communications International,
          Inc.*...............................   225,800      1,275,770
        Sprint Nextel Corp....................    80,700      1,885,152
        Verizon Communications, Inc...........    72,700      2,189,724
                                                          -------------
                                                             12,204,172
                                                          -------------
        TOBACCO - 1.1%
        Altria Group, Inc.....................    56,800      4,244,096
                                                          -------------
        Total Common Stocks
        (Cost $345,323,880)                                 364,843,884
                                                          -------------

        CONVERTIBLE BONDS - 0.3%
        AIRLINES - 0.2%
        AirTran Holdings, Inc. 7.000% due
          07/01/23............................  $100,000        161,125
        America West Airlines, Inc. 7.500% due
          01/18/09............................   270,000        344,925
        Continental Airlines, Inc. 4.500%, due
          02/01/07............................   290,000        271,875
                                                          -------------
                                                                777,925
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
     ASM International NV 4.250% due
       12/06/11(a).............................. $  180,000 $     173,925
                                                            -------------
     SOFTWARE - 0.0%
     SafeNet, Inc. (144A) 2.500% due
       12/15/10(a)..............................     60,000        59,775
                                                            -------------
     Total Convertible Bonds
     (Cost $883,900)                                            1,011,625
                                                            -------------

     PREFERRED STOCK - 0.1%
     ELECTRIC - 0.1%
     Entergy Corp. 7.625%, due 02/17/09.........      9,400       467,650
                                                            -------------
     INSURANCE - 0.0%
     Platinum Underwriters Holdings, Series A
       6.000%, due 02/15/09.....................      2,000        62,020
                                                            -------------
     Total Preferred Stock
     (Cost $531,980)                                              529,670
                                                            -------------
     SHORT-TERM INVESTMENT - 2.0%
     State Street Bank & Trust Co., Repurchased
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,350,286 on
       01/03/06 collateralized by 5,390,000 U.S.
       Treasury Bond at 8.125% due 08/15/19
       with a value of $7,498,838
       (Cost - $7,348,000)......................  7,348,000     7,348,000
                                                            -------------

     TOTAL INVESTMENTS - 100.1%
     (Cost $354,087,761)                                      373,733,179

     Other Assets and Liabilities (net) - (0.1)%                 (192,052)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 373,541,127
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 0.01% of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 95.8%
      ADVERTISING - 2.2%
      Advanstar Communications, Inc. 10.750%,
        due 08/15/10............................ $   125,000 $    137,656
       Series B 12.000%, due 02/15/11...........     250,000      264,063
      Advanstar, Inc., Series B 0.000%/ 15.000%,
        due 10/15/11(a).........................     175,000      183,969
      CDRV Investors, Inc. 0.000%/ 9.625%,
        due 01/01/15(a).........................     725,000      447,687
      Lamar Media Corp. 7.250%,
        due 01/01/13............................     175,000      182,438
      Vertis, Inc., Series B 10.875%,
        due 06/15/09............................     175,000      173,250
      WDAC Subsidiary Corp. 8.375%,
        due 12/01/14 (144A)(b)..................     475,000      462,531
                                                             ------------
                                                                1,851,594
                                                             ------------
      AEROSPACE & DEFENSE - 1.0%
      Alliant Techsystems, Inc. 8.500%,
        due 05/15/11............................     275,000      290,125
      Argo-Tech Corp. 9.250%, due 06/01/11......     150,000      154,500
      K&F Acquisition, Inc. 7.750%,
        due 11/15/14............................     125,000      126,875
      TransDigm, Inc. 8.375%, due 07/15/11......     225,000      237,937
                                                             ------------
                                                                  809,437
                                                             ------------
      AGRICULTURE - 0.5%
      Eurofresh, Inc. 11.500%,
        due 01/15/13 (144A)(b)..................     275,000      277,063
      Hines Nurseries, Inc. 10.250%,
        due 10/01/11............................     175,000      172,375
                                                             ------------
                                                                  449,438
                                                             ------------
      APPAREL & TEXTILES - 0.2%
      Phillips-Van Heusen Corp. 8.125%,
        due 05/01/13............................     150,000      159,000
                                                             ------------
      AUTO COMPONENTS - 2.4%
      Advanced Accessory Systems LLC 10.750%,
        due 06/15/11............................     225,000      182,250
      American Tire Distributors Holdings, Inc.
        10.750%, due 04/01/13...................     150,000      136,500
      Rexnord Corp. 10.125%, due 12/15/12.......     200,000      216,000
      Stanadyne Corp., Series 1 10.000%,
        due 08/15/14............................     250,000      241,250
      Stanadyne Holdings, Inc. 0.000%/ 12.000%,
        due 02/15/15(a).........................     125,000       63,750
      Stoneridge, Inc. 11.500%, due 05/01/12....     250,000      255,625
      Tenneco Automotive, Inc. 8.625%,
        due 11/15/14............................     250,000      237,500
      TRW Automotive, Inc.
        9.375%, due 02/15/13....................      75,000       81,562
       11.000%, due 02/15/13....................     310,000      349,525

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     AUTO COMPONENTS - CONTINUED
     United Components, Inc. 9.375%,
       due 06/15/13.............................. $   225,000 $    225,000
                                                              ------------
                                                                 1,988,962
                                                              ------------
     AUTOMOBILES - 1.4%
     Cooper-Standard Automotive, Inc. 8.375%,
       due 12/15/14..............................     350,000      267,750
     Ford Motor Co. 7.450%, due 07/16/31.........     775,000      530,875
     General Motors Corp.
       7.125%, due 07/15/13......................     275,000      182,875
      8.375%, due 07/15/33.......................     250,000      166,250
                                                              ------------
                                                                 1,147,750
                                                              ------------
     BEVERAGES - 0.5%
     Constellation Brands, Inc., Series B 8.000%,
       due 02/15/08..............................     150,000      157,125
     Cott Beverages USA, Inc. 8.000%,
       due 12/15/11..............................     250,000      257,500
                                                              ------------
                                                                   414,625
                                                              ------------
     BIOTECHNOLOGY - 0.3%
     Bio-Rad Laboratories, Inc. 6.125%,
       due 12/15/14..............................     225,000      223,313
                                                              ------------
     BUILDING MATERIALS - 2.1%
     Associated Materials, Inc.
       9.750%, due 04/15/12......................     125,000      121,250
      0.000%/11.250%, due 03/01/14(a)............     150,000       74,250
     Builders FirstSource, Inc. 8.590%,
       due 02/15/12(c)...........................     225,000      230,062
     Goodman Global Holding Co., Inc.
       7.491%, due 06/15/12 (144A)(b)(c).........     100,000       99,500
      7.875%, due 12/15/12 (144A)(b).............     300,000      280,500
     HydroChem Industrial Services, Inc.
       9.250%, due 02/15/13 (144A)(b)............     225,000      217,125
     Nortek, Inc. 8.500%, due 09/01/14...........     100,000       97,000
     NTK Holdings, Inc. 0.000%/ 10.750%,
       due 03/01/14(a)...........................     250,000      157,500
     Panolam Industries International, Inc.
       10.750%, due 10/01/13 (144A)(b)...........     175,000      169,313
     Ply Gem Industries, Inc. 9.000%,
       due 02/15/12..............................     100,000       89,250
     Texas Industries, Inc. 7.250%,
       due 07/15/13 (144A)(b)....................      50,000       52,125
     U.S. Concrete, Inc. 8.375%, due
       04/01/14..................................     200,000      200,500
                                                              ------------
                                                                 1,788,375
                                                              ------------
     BUSINESS SERVICES - 0.1%
     Lamar Media Corp. 6.625%, due
       08/15/15..................................     100,000      100,875
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - 3.9%
       Aventine Renewable Energy Holdings, Inc.
         10.491%, due 12/15/11
         (144A)(b)(c).......................... $   150,000 $    156,000
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%,
         due 07/15/14 (144A)(b)................     325,000      323,375
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/ 10.500%, due 10/01/14(a)......     600,000      439,500
       Equistar Chemicals LP 8.750%,
         due 02/15/09..........................     125,000      132,187
       Equistar Chemicals LP/Equistar Funding
         Corp. 10.125%, due 09/01/08...........     250,000      272,500
       Huntsman International LLC 10.125%,
         due 07/01/09..........................     258,000      267,675
       Lyondell Chemical Co.
         9.500%, due 12/15/08..................     162,000      170,505
        10.875%, due 05/01/09..................     250,000      260,937
        10.500%, due 06/01/13..................      50,000       57,063
       Series A9.625%, due 05/01/07............      75,000       78,656
       Nalco Co. 8.875%, due 11/15/13..........     275,000      289,437
       Polypore, Inc. 8.750%, due 05/15/12.....     250,000      221,250
       PQ Corp. 7.500%,
         due 02/15/13 (144A)(b)................     125,000      116,875
       UAP Holding Corp. 0.000%/ 10.750%,
         due 07/15/12(a).......................     300,000      261,375
       Union Carbide Chemicals & Plastics Co.,
         Inc. 7.875%, due 04/01/23.............     175,000      194,852
       Union Carbide Corp. 7.500%,
         due 06/01/25..........................      50,000       54,577
                                                            ------------
                                                               3,296,764
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 1.7%
       Brand Services, Inc. 12.000%,
         due 10/15/12..........................     325,000      342,875
       Brickman Group, Ltd., Series B 11.750%,
         due 12/15/09..........................     175,000      194,688
       Hertz Corp.
         8.875%, due 01/01/14 (144A)(b)........     175,000      179,156
        10.500%, due 01/01/16 (144A)(b)........     300,000      310,500
       Insurance Auto Auctions, Inc. 11.000%,
         due 04/01/13(b).......................     250,000      263,974
       NationsRent, Inc. 9.500%, due 10/15/10..     150,000      164,250
                                                            ------------
                                                               1,455,443
                                                            ------------
       COMPUTERS & PERIPHERALS - 1.2%
       Activant Solutions, Inc.
         10.054%, due 04/01/10(b)(c)...........     125,000      129,531
        10.500%, due 06/15/11..................     250,000      275,000
       Seagate Technology HDD Holdings 8.000%,
         due 05/15/09..........................     225,000      237,375

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       SMART Modular Technologies, Inc.
         9.554%, due 04/01/12(c)................ $   250,000 $    262,500
       Unisys Corp. 6.875%, due 03/15/10........     125,000      116,250
                                                             ------------
                                                                1,020,656
                                                             ------------
       CONTAINERS & PACKAGING - 3.2%
       Berry Plastics Corp. 10.750%,
         due 07/15/12...........................     325,000      351,000
       Crown Americas, LLC 7.750%,
         due 11/15/15 (144A)(b).................     175,000      182,000
       Graham Packaging Co. 8.500%,
         due 10/15/12...........................     150,000      148,500
       Graphic Packaging International Corp.
         9.500%, due 08/15/13...................     375,000      360,000
       Greif, Inc. 8.875%, due 08/01/12.........     250,000      267,500
       Jefferson Smurfit Corp. 8.250%,
         due 10/01/12...........................     300,000      289,500
       Owens-Brockway Glass Container, Inc.
         8.875%, due 02/15/09...................     250,000      262,187
        7.750%, due 05/15/11....................     150,000      157,313
        8.250%, due 05/15/13....................     100,000      103,750
       Owens-Illinois, Inc. 8.100%,
         due 05/15/07...........................     350,000      359,625
       Plastipak Holdings, Inc. 8.500%,
         due 12/15/15 (144A)(b).................     125,000      126,875
       Pliant Corp. 13.000%, due 06/01/10(d)....      50,000       10,000
       Russell-Stanley Holdings, Inc. 9.000%,
         due 11/30/08 (144A)(b)(e)(f)(g)........      18,258        8,545
       Smurfit-Stone Container Enterprises, Inc.
         9.750%, due 02/01/11...................      75,000       76,125
                                                             ------------
                                                                2,702,920
                                                             ------------
       ELECTRIC UTILITIES - 4.5%
       CMS Energy Corp. 7.500%, due
         01/15/09...............................     200,000      207,000
       Edison Mission Energy 9.875%,
         due 04/15/11...........................     550,000      644,187
       FPL Energy National Wind 6.125%,
         due 03/25/19 (144A)(b).................     121,738      119,382
       Inergy LP/Inergy Finance Corp. 6.875%,
         due 12/15/14...........................     275,000      251,625
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(b).................     225,000      228,656
       Nevada Power Co.
         9.000%, due 08/15/13...................     260,000      287,627
        5.875%, due 01/15/15....................      50,000       49,866
       Series I6.500%, due 04/15/12.............     300,000      309,000
       NorthWestern Corp. 5.875%,
         due 11/01/14...........................      75,000       75,516
       PSEG Energy Holdings LLC 10.000%,
         due 10/01/09...........................     250,000      276,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        ELECTRIC UTILITIES - CONTINUED
        Reliant Energy, Inc.
          9.250%, due 07/15/10................. $    75,000 $     75,375
         9.500%, due 07/15/13..................     325,000      327,438
        Sierra Pacific Resources 6.750%,
          due 08/15/17 (144A)(b)...............     200,000      200,000
        TECO Energy, Inc. 6.750%, due
          05/01/15.............................      75,000       78,000
        Texas Genco LLC/Texas Genco Financing
          Corp. 6.875%, due 12/15/14
          (144A)(b)............................     425,000      462,188
        VeraSun Energy 9.875%,
          due 12/15/12 (144A)(b)...............     175,000      178,500
                                                            ------------
                                                               3,770,610
                                                            ------------
        ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
        Coleman Cable, Inc. 9.875%,
          due 10/01/12.........................     175,000      142,625
        Superior Essex Communications LLC/Essex
          Group, Inc. 9.000%, due 04/15/12.....     300,000      297,000
                                                            ------------
                                                                 439,625
                                                            ------------
        ELECTRONICS - 0.7%
        L-3 Communications Corp.
          6.125%, due 01/15/14.................     425,000      422,875
         6.375%, due 10/15/15 (144A)(b)........     200,000      200,500
                                                            ------------
                                                                 623,375
                                                            ------------
        ENERGY - 0.3%
        NRG Energy, Inc. 8.000%, due 12/15/13..     237,000      265,440
                                                            ------------
        ENTERTAINMENT & LEISURE - 3.3%
        AMC Entertainment, Inc. 9.875%,
          due 02/01/12.........................     325,000      320,125
        Cinemark USA, Inc. 9.000%, due
          02/01/13.............................     150,000      159,375
        Cinemark, Inc. 0.000%/ 9.750%,
          due 03/15/14(a)......................     525,000      391,125
        Gaylord Entertainment Co. 6.750%,
          due 11/15/15.........................     275,000      270,875
        Herbst Gaming, Inc. 7.000%,
          due 11/15/14.........................     175,000      175,000
        Loews Cineplex Entertainment Corp.
          9.000%, due 08/01/14.................     325,000      329,875
        Mohegan Tribal Gaming Authority 8.000%,
          due 04/01/12.........................     175,000      185,063
        Penn National Gaming, Inc. 6.750%,
          due 03/01/15.........................     250,000      246,875
        Tunica-Biloxi Gaming Authority 9.000%,
          due 11/15/15 (144A)(b)...............     150,000      150,750
        Universal City Development Partners
          11.750%, due 04/01/10................     425,000      478,656
        Universal City Florida Holdings UCD
          9.000%, due 05/01/10(c)..............      75,000       75,750
                                                            ------------
                                                               2,783,469
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.2%
      Aleris International, Inc. 9.000%,
        due 11/15/14............................ $   100,000 $    103,500
      Allied Waste North America, Inc., Series B
        8.875%, due 04/01/08....................     450,000      477,000
      Clean Harbors, Inc. 11.250%,
        due 07/15/12............................     200,000      226,000
      IMCO Recycling, Inc. 10.375%,
        due 10/15/10............................     225,000      246,937
                                                             ------------
                                                                1,053,437
                                                             ------------
      FINANCIAL - DIVERSIFIED - 5.2%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(a)................     300,000      218,250
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%,
        due 02/15/13 (144A)(b)..................     300,000      301,500
      AMR HoldCo, Inc./EmCare HoldCo, Inc.
        10.000%, due 02/15/15 (144A)(b).........     100,000      107,250
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14............................     179,000      200,033
      Galaxy Entertainment Finance Co. Ltd.
        9.875%, due 12/15/12 (144A)(b)..........     275,000      280,500
      General Motors Acceptance Corp.
       6.875%, due 09/15/11.....................     550,000      502,142
       8.000%, due 11/01/31.....................     700,000      672,293
      Global Cash Access LLC/Global Cash Finance
        Corp. 8.750%, due 03/15/12..............     179,000      191,306
      JSG Funding PLC 9.625%, due 10/01/12......     250,000      251,250
      Nalco Finance Holdings LLC 0.000%/
        9.000%, due 02/01/14(a).................     216,000      163,080
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(b)...............................     275,000      273,625
      NSP Holdings/NSP Holdings Capital Corp.
        11.750%, due 01/01/12(f)................     184,938      193,260
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13............................     250,000      222,500
      UGS Corp. 10.000%, due 06/01/12...........     225,000      246,375
      Vanguard Health Holdings II 9.000%,
        due 10/01/14............................     250,000      266,875
      Visant Corp. 7.625%, due 10/01/12.........     250,000      252,500
                                                             ------------
                                                                4,342,739
                                                             ------------
      FOOD & DRUG RETAILING - 1.0%
      American Seafood Group LLC 10.125%,
        due 04/15/10............................     275,000      289,781
      ASG Consolidated LLC/ASG Finance, Inc.
        0.000%/ 11.500%, due 11/01/11(a)........     550,000      440,000
      Swift & Co. 12.500%, due 01/01/10.........     125,000      132,188
                                                             ------------
                                                                  861,969
                                                             ------------
      FOOD PRODUCTS - 3.6%
      B&G Foods, Inc. 8.000%, due 10/01/11......     225,000      230,625

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FOOD PRODUCTS - CONTINUED
     Birds Eye Foods, Inc. 11.875%,
       due 11/01/08............................... $    63,000 $     64,575
     Del Monte Corp. 6.750%, due 02/15/15.........     425,000      416,500
     Doane Pet Care Co. 10.625%,
       due 11/15/15 (144A)(b).....................     175,000      183,313
     Dole Foods Co., Inc. 8.625%,
       due 05/01/09...............................     200,000      206,000
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08...............................     125,000       95,000
     Michael Foods, Inc. 8.000%,
       due 11/15/13...............................     325,000      334,750
     National Beef Packing Co./NB Finance Corp.
       LLC 10.500%, due 08/01/11..................     200,000      208,000
     Pierre Foods, Inc. 9.875%,
       due 07/15/12...............................     275,000      280,500
     Pilgrim's Pride Corp.
      9.625%, due 09/15/11........................     100,000      107,000
      9.250%, due 11/15/13........................     175,000      187,687
     Smithfield Foods, Inc., Series B
      8.000%, due 10/15/09........................     250,000      265,000
      7.750%, due 05/15/13........................     325,000      345,312
     Swift & Co. 10.125%, due 10/01/09............     100,000      103,750
                                                               ------------
                                                                  3,028,012
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 3.9%
     Accellent, Inc. 10.500%, due 12/01/13
       (144A)(b)..................................     225,000      231,750
     AmeriPath, Inc. 10.500%, due 04/01/13........     400,000      426,000
     Concentra Operating Corp. 9.500%,
       due 08/15/10...............................     225,000      234,000
     HCA, Inc.
       8.750%, due 09/01/10.......................     375,000      416,624
      6.750%, due 07/15/13........................     300,000      310,826
      6.375%, due 01/15/15........................     400,000      406,334
      7.500%, due 11/06/33........................     275,000      285,317
     National Mentor, Inc. 9.625%,
       due 12/01/12...............................     250,000      262,500
     Omnicare, Inc. 6.875%, due 12/15/15..........     150,000      153,000
     Psychiatric Solutions, Inc. 7.750%,
       due 07/15/15...............................     275,000      285,312
     Tenet Healthcare Corp. 9.875%,
       due 07/01/14...............................     250,000      254,375
                                                               ------------
                                                                  3,266,038
                                                               ------------
     HEALTHCARE EQUIPMENT & SERVICES - 1.4%
     Fisher Scientific International, Inc. 6.125%,
       due 07/01/15 (144A)(b).....................     475,000      477,375
     Leiner Health Products, Inc. 11.000%,
       due 06/01/12...............................     150,000      141,750
     Safety Products Holdings, Inc. 11.750%,
       due 01/01/12 (144A)(b)(f)..................      75,000       78,375

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTHCARE EQUIPMENT & SERVICES - CONTINUED
     Sybron Dental Specialties, Inc. 8.125%,
       due 06/15/12.............................. $   150,000 $    158,250
     VWR International, Inc. 8.000%,
       due 04/15/14..............................     150,000      150,000
     WH Holdings Ltd./WH Capital Corp.
       9.500%, due 04/01/11......................     190,000      206,150
                                                              ------------
                                                                 1,211,900
                                                              ------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     155 East Tropicana LLC/155 East Tropicana
       Finance Corp. 8.750%, due 04/01/12........     225,000      217,688
     Boyd Gaming Corp.
      8.750%, due 04/15/12.......................     100,000      107,750
      7.750%, due 12/15/12.......................     175,000      184,188
     Caesars Entertainment, Inc. 8.125%,
       due 05/15/11..............................     300,000      332,625
     Domino's, Inc. 8.250%, due 07/01/11.........     128,000      134,400
     HMH Properties, Inc., Series B 7.875%,
       due 08/01/08..............................      28,000       28,455
     Interline Brands, Inc. 11.500%,
       due 05/15/11..............................     146,000      163,520
     Intrawest Corp. 7.500%, due 10/15/13........     275,000      279,812
     Kerzner International, Ltd. 6.750%,
       due 10/01/15 (144A)(b)....................     300,000      293,250
     Landry's Restaurants, Inc., Series B 7.500%,
       due 12/15/14..............................     225,000      211,500
     Majestic Star Casino LLC/ Majestic Star
       Casino Capital Corp. II 9.750%, due
       01/15/11 (144A)(b)........................     100,000      101,250
     Mandalay Resort Group
      9.500%, due 08/01/08.......................     125,000      136,094
      9.375%, due 02/15/10.......................      18,000       19,800
      8.500%, due 09/15/10.......................     150,000      163,313
     Series B 10.250%, due 08/01/07..............     550,000      589,187
     MGM MIRAGE, Inc. 9.750%,
       due 06/01/07..............................     500,000      529,375
     MTR Gaming Group, Inc., Series B 9.750%,
       due 04/01/10..............................     225,000      241,312
     Park Place Entertainment Corp. 7.875%,
       due 03/15/10..............................     275,000      297,000
     Royal Caribbean Cruises, Ltd. 8.000%,
       due 05/15/10..............................     175,000      190,945
     San Pasqual Casino 8.000%, due 09/15/13
       (144A)(b).................................     200,000      204,000
     Starwood Hotels & Resorts Worldwide, Inc.
      7.375%, due 05/01/07.......................     350,000      358,750
      7.875%, due 05/01/12.......................     100,000      110,750
     Station Casinos, Inc.
      6.000%, due 04/01/12.......................     125,000      125,313
      6.500%, due 02/01/14.......................     200,000      203,000

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14............... $   225,000 $    219,937
                                                              ------------
                                                                 5,443,214
                                                              ------------
      HOUSEHOLD PRODUCTS - 4.0%
      ALH Finance LLC/ALH Finance Corp.
        8.500%, due 01/15/13.....................     375,000      355,312
      American Achievement Corp. 8.250%,
        due 04/01/12.............................     175,000      178,500
      Ames True Temper, Inc. 10.000%,
        due 07/15/12.............................     300,000      237,000
      Church & Dwight Co., Inc. 6.000%,
        due 12/15/12.............................     250,000      247,500
      Glenoit Corp. 11.000%,
        due 04/15/07(d)(e)(g)(h).................      50,000            0
      Jarden Corp. 9.750%, due 05/01/12..........     225,000      232,875
      Norcraft Cos. LP/Norcraft Finance Corp.
        9.000%, due 11/01/11.....................     150,000      156,000
      Norcraft Holdings LP/Norcraft Capital Corp.
        0.000%/ 9.750%, due 09/01/12(a)..........     425,000      303,875
      Playtex Products, Inc. 9.375%,
        due 06/01/11.............................     325,000      342,063
      Sealy Mattress Co. 8.250%,
        due 06/15/14.............................     175,000      181,125
      Simmons Co.
        7.875%, due 01/15/14.....................     150,000      139,500
       0.000%/10.000%, due 12/15/14
         (144A)(a)(b)............................     275,000      149,875
      Spectrum Brands, Inc.
       8.500%, due 10/01/13......................     100,000       87,750
       7.375%, due 02/01/15......................     400,000      336,000
      Visant Holding Corp. 0.000%/ 10.250%,
        due 12/01/13.............................     550,000      409,750
                                                              ------------
                                                                 3,357,125
                                                              ------------
      INDUSTRIAL - DIVERSIFIED - 2.3%
      Aearo Co. I 8.250%, due 04/15/12...........     325,000      331,500
      Amsted Industries, Inc. 10.250%,
        due 10/15/11 (144A)(b)...................     100,000      107,500
      Da-Lite Screen Co., Inc. 9.500%,
        due 05/15/11.............................     250,000      263,750
      Koppers, Inc. 9.875%, due 10/15/13.........     150,000      163,500
      Neenah Co.
        11.000%, due 09/30/10 (144A)(b)..........     191,000      210,100
       13.000%, due 09/30/13 (144A)(b)...........     159,574      163,563
      Norcross Safety Products LLC/Norcoss
        Capital Co., Series B 9.875%, due
        08/15/11.................................     250,000      258,750
      Reddy Ice Holdings, Inc. 0.0000%/
        10.500%, due 11/01/12
        (144A)(a)(b).............................     325,000      260,000

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL - DIVERSIFIED - CONTINUED
       Ryerson Tull, Inc. 9.125%,
         due 07/15/06........................... $   150,000 $    152,813
                                                             ------------
                                                                1,911,476
                                                             ------------
       INTERNET & CATALOG RETAIL - 0.2%
       FTD, Inc. 7.750%, due 02/15/14...........     194,000      193,030
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 0.7%
       K2, Inc. 7.375%, due 07/01/14............     175,000      175,000
       Knowledge Learning Center, Inc. 7.750%,
         due 02/01/15 (144A)(b).................     400,000      382,000
                                                             ------------
                                                                  557,000
                                                             ------------
       MACHINERY - 0.4%
       Case New Holland, Inc. 9.250%,
         due 08/01/11...........................     275,000      295,625
       Clark Material Handling Company, Series D
         10.750%, due 11/15/06(d)(g)............     150,000            0
       Columbus McKinnon Corp. 10.000%,
         due 08/01/10...........................      33,000       36,713
                                                             ------------
                                                                  332,338
                                                             ------------
       MEDIA - 9.0%
       CBD Media Holdings LLC 9.250%,
         due 07/15/12...........................     425,000      427,125
       CCH I Holdings LLC 9.920%, due 04/01/14
         (144A)(b)..............................     210,000      120,750
       CCH I LLC 11.000%, due 10/01/15
         (144A)(b)..............................     167,000      141,115
       Charter Communications Holdings II LLC/
         Charter Communications Holdings II
         Capital Corp. 10.250%, due 09/15/10....     500,000      500,000
       CSC Holdings, Inc., Senior Notes 7.875%,
         due 12/15/07...........................     375,000      383,437
       Dex Media East LLC/Dex Media East Finance
         Co. 12.125%, due 11/15/12..............     276,000      324,300
       Dex Media West LLC/Dex Media Finance
         Co., Series B 9.875%, due 08/15/13.....     488,000      544,120
       Dex Media, Inc. 0.000%/9.000%,
         due 11/15/13(a)........................     500,000      400,000
       DirecTV Holdings LLC/DirectTV Financing
         Co. 8.375%, due 03/15/13...............     211,000      227,880
        6.375%, due 06/15/15....................     175,000      171,938
       EchoStar DBS Corp.
         5.750%, due 10/01/08...................     225,000      221,625
        6.375%, due 10/01/11....................     200,000      193,500
        6.625%, due 10/01/14....................     100,000       96,375
       Emmis Communications Corp. 10.366%,
         due 06/15/12(c)........................     125,000      126,094
       Houghton Mifflin Co. 0.000%/ 11.500%,
         due 10/15/13(a)........................     375,000      296,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       IESY Repository GMBH 10.375%,
         due 02/15/15 (144A)(b)................. $   400,000 $    418,000
       Kabel Deutschland GMBH 10.625%,
         due 07/01/14 (144A)(b).................     550,000      581,625
       LIN Television Corp. 6.500%,
         due 05/15/13...........................     275,000      265,031
       LodgeNet Entertainment Corp. 9.500%,
         due 06/15/13...........................     175,000      191,187
       Majestic Star Casino LLC 9.500%,
         due 10/15/10...........................      50,000       52,875
       NBC Aquisition Corp. 0.000%/ 11.000%,
         due 03/15/13(a)........................     175,000      129,938
       Nebraska Book Co., Inc. 8.625%,
         due 03/15/12...........................     200,000      185,000
       PRIMEDIA, Inc. 8.875%, due 05/15/11......     200,000      185,500
       Rainbow National Services LLC 10.375%,
         due 09/01/14 (144A)(b).................     325,000      365,625
       Reader's Digest Association, Inc. 6.500%,
         due 03/01/11...........................     200,000      196,500
       Sinclair Broadcast Group, Inc. 8.750%,
         due 12/15/11...........................     225,000      237,937
       Videotron Ltee 6.375%, due 12/15/15
         (144A)(b)..............................     175,000      174,781
       XM Satellite Radio, Inc. 12.000%,
         due 06/15/10...........................      82,000       92,455
       Yell Finance BV
         10.750%, due 08/01/11..................      97,000      105,245
        0.000%/13.500%, due 08/01/11(a).........     179,000      184,818
                                                             ------------
                                                                7,541,026
                                                             ------------
       METALS & MINING - 1.3%
       Compass Minerals International, Inc.
         0.000%/12.750%, due 12/15/12(a)........     150,000      136,500
       Series B 0.000%/12.000%,
         due 06/01/13(a)........................     275,000      239,250
       Hawk Corp. 8.750%, due 11/01/14..........     200,000      203,000
       Mueller Group, Inc. 10.000%,
         due 05/01/12...........................     175,000      186,812
       Republic Technologies International LLC/
         RTI Capital Corp. 13.750%,
         due 07/15/09(d)(e)(g)..................     150,000            0
       United States Steel Corp. 9.750%,
         due 05/15/10...........................     210,000      229,425
       Valmont Industries, Inc. 6.875%,
         due 05/01/14...........................     100,000      101,250
                                                             ------------
                                                                1,096,237
                                                             ------------
       OFFICE FURNISHING & SUPPLIES - 1.2%
       Danka Business Systems Plc 11.000%,
         due 06/15/10...........................     125,000      106,875

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      OFFICE FURNISHING & SUPPLIES - CONTINUED
      Tempur-Pedic, Inc./Tempur Production
        USA, Inc. 10.250%, due 08/15/10.......... $   135,000 $    146,644
      Xerox Corp.
        9.750%, due 01/15/09.....................     450,000      500,062
       7.625%, due 06/15/13......................     225,000      238,500
                                                              ------------
                                                                   992,081
                                                              ------------
      OIL & GAS - 6.2%
      Atlas Pipeline Partners, L.P. 8.125%,
        due 12/15/15 (144A)(b)...................     100,000      101,375
      Chesapeake Energy Corp. 6.875%,
        due 11/15/20 (144A)(b)...................     400,000      407,000
      El Paso Corp.
       6.950%, due 12/15/07......................     175,000      177,844
       6.750%, due 05/15/09......................     225,000      224,437
       8.050%, due 10/15/30......................     150,000      153,750
       7.800%, due 08/01/31......................     275,000      275,687
      El Paso Production Holding Co. 7.750%,
        due 06/01/13.............................     175,000      182,438
      Grant Prideco, Inc. 6.125%, due 08/15/15
        (144A)(b)................................      75,000       75,188
      Holly Energy Partners, L.P. 6.250%,
        due 03/01/15.............................     300,000      292,125
      Lone Star Technologies, Inc., Series B
        9.000%, due 06/01/11.....................      50,000       52,750
      Pacific Energy Partners LP / Pacific Energy
        Finance Corp. 6.250%, due 09/15/15
        (144A)(b)................................     175,000      173,250
      Pacific Energy Partners LP/Pacific Energy
        Finance Corp. 7.125%, due 06/15/14.......     175,000      181,125
      Pogo Producing Co.
        6.625%, due 03/15/15.....................     150,000      147,000
       6.875%, due 10/01/17 (144A)(b)............      75,000       73,500
      PSEG Energy Holdings LLC 8.625%,
        due 02/15/08.............................     200,000      209,000
      Range Resources Corp.
        7.375%, due 07/15/13.....................     200,000      208,000
       6.375%, due 03/15/15......................     125,000      123,125
      SEMCO Energy, Inc. 7.125%, due
        05/15/08.................................     125,000      127,658
      SemGroup LP 8.750%, due 11/15/15
        (144A)(b)................................     200,000      205,500
      Swift Energy Co. 9.375%, due 05/01/12......     250,000      270,000
      Tennessee Gas Pipeline Co.
       7.500%, due 04/01/17......................     150,000      161,372
       8.375%, due 06/15/32......................     450,000      512,822
      Transcontinental Gas Pipe Line Corp.,
        Series B 8.875%, due 07/15/12............     150,000      172,500
      Williams Companies, Inc.
       7.625%, due 07/15/19......................     200,000      215,500
       7.875%, due 09/01/21......................     425,000      462,187
                                                              ------------
                                                                 5,185,133
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.9%
        Abitibi-Consolidated, Inc. 8.375%,
          due 04/01/15......................... $   275,000 $    264,687
        Boise Cascade LLC
          7.025%, due 10/15/12(c)..............      75,000       73,500
         7.125%, due 10/15/14..................     100,000       93,750
        Georgia-Pacific Corp. 7.500%,
          due 05/15/06.........................     500,000      505,625
        Mercer International, Inc. 9.250%,
          due 02/15/13.........................     275,000      233,063
        Newpage Corp. 12.000%, due 05/01/13....     300,000      277,500
        Tembec Industries, Inc. 8.500%,
          due 02/01/11.........................     200,000      112,000
                                                            ------------
                                                               1,560,125
                                                            ------------
        REAL ESTATE - 1.2%
        CB Richard Ellis Services, Inc. 9.750%,
          due 05/15/10.........................     114,000      124,830
        Host Marriott LP
          7.125%, due 11/01/13.................     325,000      339,625
         6.375%, due 03/15/15..................     100,000      100,250
        Ventas Realty LP/Ventas Capital Corp.
         6.625%, due 10/15/14..................     250,000      256,875
         7.125%, due 06/01/15..................      75,000       79,125
         6.500%, due 06/01/16 (144A)(b)........     100,000      101,000
                                                            ------------
                                                               1,001,705
                                                            ------------

        RETAIL - MULTILINE - 2.5%
        Affinity Group, Inc.
          9.000%, due 02/15/12.................     150,000      150,563
         10.875%, due 02/15/12(f)..............     234,583      229,012
        Couche Tard U.S. LP/Couche-Tard Finance
          Corp. 7.500%, due 12/15/13...........     350,000      362,250
        EPL Finance Corp. 11.750%, due 11/15/13
          (144A)(b)............................     175,000      175,219
        J.C. Penney Co., Inc.
          7.600%, due 04/01/07.................      50,000       51,625
         9.000%, due 08/01/12..................     476,000      562,424
        R.H. Donnelley, Inc. 10.875%,
          due 12/15/12.........................     275,000      311,437
        SGS International, Inc. 12.000%,
          due 12/15/13 (144A)(b)...............     250,000      251,661
                                                            ------------
                                                               2,094,191
                                                            ------------
        RETAIL - SPECIALTY - 1.0%
        AmeriGas Partners, L.P. 7.250%,
          due 05/20/15.........................     175,000      179,375
        General Nutrition Centers, Inc. 8.500%,
          due 12/01/10.........................     200,000      173,000
        True Temper Sports, Inc. 8.375%,
          due 09/15/11.........................     350,000      316,750
        United Auto Group, Inc. 9.625%,
          due 03/15/12.........................     200,000      211,500
                                                            ------------
                                                                 880,625
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
       Freescale Semiconductor, Inc. 7.125%,
         due 07/15/14.......................... $   200,000 $    214,000
       MagnaChip Semiconductor 8.000%,
         due 12/15/14..........................     175,000      168,000
                                                            ------------
                                                                 382,000
                                                            ------------
       SOFTWARE - 1.0%
       SS&C Technologies, Inc. 11.750%,
         due 12/01/13 (144A)(b)................     200,000      206,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13 (144A)(b).........     350,000      364,000
        10.250%, due 08/15/15 (144A)(b)........     275,000      276,375
                                                            ------------
                                                                 846,375
                                                            ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.2%
       Alaska Communications Systems Holdings,
         Inc. 9.875%, due 08/15/11.............     163,000      178,077
       AT&T Corp. 9.750%, due 11/15/31.........     675,000      850,398
       Centennial Communications Corp.
         10.000%, due 01/01/13 (144A)(b).......     100,000      101,500
       Cincinnati Bell, Inc. 7.250%,
         due 07/15/13..........................     250,000      261,250
       Citizens Communications Co.
         9.250%, due 05/15/11..................      75,000       83,063
        6.250%, due 01/15/13...................     150,000      145,875
        9.000%, due 08/15/31...................     200,000      203,500
       Inmarsat Finance II PLC 0.000%/ 10.375%,
         due 11/15/12(a).......................     125,000      104,844
       Inmarsat Finance PLC 7.625%,
         due 06/30/12..........................      32,000       33,160
       Intelsat Bermuda, Ltd.
         8.695%, due 01/15/12 (144A)(b)(c).....     225,000      229,781
        8.625%, due 01/15/15 (144A)(b).........     175,000      177,625
       MCI, Inc. 8.735%, due 05/01/14..........     400,000      443,500
       New Skies Satellites NV 9.125%,
         due 11/01/12..........................     175,000      187,906
       Nextel Communications, Inc., Series D
         7.375%, due 08/01/15..................     575,000      607,282
       PanAmSat Corp. 9.000%, due 08/15/14.....     163,000      171,558
       PanAmSat Holding Corp. .000%/ 10.375%,
         due 11/01/14(a).......................     700,000      493,500
       Qwest Corp. 8.875%, due 03/15/12........   1,200,000    1,359,000
       Rogers Wireless Communications, Inc.
         6.375%, due 03/01/14..................     775,000      780,812
       U.S. Unwired, Inc., Series B 10.000%,
         due 06/15/12..........................     200,000      226,000
       Valor Telecommunications Enterprise
         7.750%, due 02/15/15..................     225,000      236,250
                                                            ------------
                                                               6,874,881
                                                            ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR     VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10............................. $   175,000 $    154,875
      INVISTA 9.250%, due 05/01/12
        (144A)(b)................................     250,000      268,125
      Warnaco, Inc. 8.875%, due 06/15/13.........     175,000      189,438
                                                              ------------
                                                                   612,438
                                                              ------------
      TRANSPORTATION - 0.7%
      Holt Group, Inc. 9.750%,
        due 01/15/06(d)(e)(g)....................     100,000            0
      Petroleum Helicopters, Inc., Series B
        9.375%, due 05/01/09.....................     150,000      158,813
      Stena AB
        9.625%, due 12/01/12.....................     250,000      272,812
       7.500%, due 11/01/13......................     150,000      144,750
                                                              ------------
                                                                   576,375
                                                              ------------
      Total Domestic Bonds & Debt Securities
      (Cost $79,726,403)                                        80,493,141
                                                              ------------

      CONVERTIBLE BONDS - 0.1%
      ENTERTAINMENT - 0.1%
      Magna Entertainment Corp. 7.250%,
        due 12/15/09 (Cost - $123,763)...........     125,000      129,219
                                                              ------------

      COMMON STOCKS - 0.2%
      CHEMICALS - 0.0%
      General Chemical Industrial Products,
        Inc.*(e)(g)..............................          45       14,352
                                                              ------------
      CONTAINERS & PACKAGING - 0.0%
      Russell-Stanley Holdings,
        Inc.*(e)(g)(h)...........................       2,000            0
                                                              ------------
      FOOD & DRUG RETAILING - 0.1%
      B&G Food, Inc., EIS........................       5,715       82,982
                                                              ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
      NTL, Inc.*.................................         710       48,337
      Viatel Holding Bermuda, Ltd.*..............       1,237           49
                                                              ------------
                                                                    48,386
                                                              ------------
      Total Common Stocks
      (Cost $588,225)                                              145,720
                                                              ------------

      PREFERRED STOCK - 0.2%
      RETAIL - SPECIALTY - 0.2%
      GNC Corp.*(f) (Cost - $201,200)............         200      164,500
                                                              ------------

      WARRANTS - 0.1%
      CHEMICALS - 0.0%
      General Chemical Industrial Products, Inc.,
        Series A, expires 04/30/11*(e)(g)........          26        3,211
      General Chemical Industrial Products, Inc.,
        Series B, expires 04/30/11*(e)(g)........          19            0
                                                              ------------
                                                                     3,211
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      MDP Acquisitions PLC Corp. expires
        10/01/13*(e)(h)(144A)......................        100 $     2,000
                                                               -----------
      CONTAINERS & PACKAGING - 0.0%
      Pliant Corp. expires
        06/01/10*(e)(g)(h).........................        100           1
                                                               -----------
      LEISURE EQUIPMENT & PRODUCTS - 0.0%
      AMF Bowling Worldwide, Inc. expires
        03/09/09*(e)...............................        901           0
                                                               -----------
      MEDIA - 0.0%
      Advanstar Holdings Corp. expires
        10/15/11*(g)(h)(144A)......................         75           1
      XM Satellite Radio Holdings, Inc., - Class A,
        expires 03/15/10*..........................        125       5,750
                                                               -----------
                                                                     5,751
                                                               -----------
      METALS & MINING - 0.1%
      ACP Holding Co. expires
        09/30/13*(g)(h)(144A)......................     30,652      59,005
                                                               -----------
      Total Warrants
      (Cost $105,554)                                               69,968
                                                               -----------
      SHORT-TERM INVESTMENT - 1.7%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at $1,444,321 on
        01/03/06 collateralized by 1,060,000
        U.S. Treasury Bond 8.125 due 08/15/19
        with a value of $1,474,725. 2.000%, due
        01/03/06 (Cost - $1,444,000)............... $1,444,000   1,444,000
                                                               -----------

      TOTAL INVESTMENTS - 98.1%
      (Cost $82,189,145)                                        82,446,548

      Other Assets and Liabilities (net) - 1.9%                  1,557,267
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $84,003,815
                                                               ===========

* Non-income producing security.

(a) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be liquid under the guidlines established by the Board of Trustees. These securities represent in the aggregate 14.65% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Illiquid securities. Representing in the aggregate 0.0% of net assets.

(h) Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Federated High Yield Portfolio may not invest more than 15% of its net assets in illiquid securities including restricted securities and does not have the right to demand that such securities be registered. At December 31, 2005 these securities represent 0.1% of net assets.

The following table summarizes the credit composition of the portfolio holdings of the Federated High Yield Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.80%
                           BBB                             0.59
                           BB                             26.53
                           B                              58.66
                           Below B                        11.41
                           Equities/Other                  1.01
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 99.4%
          AEROSPACE & DEFENSE - 1.7%
          Northrop Grumman Corp..................  7,834 $    470,902
                                                         ------------
          BANKS - 4.9%
          Bank of America Corp...................  6,800      313,820
          U.S. Bancorp........................... 16,300      487,207
          Wells Fargo & Co.......................  9,100      571,753
                                                         ------------
                                                            1,372,780
                                                         ------------
          BEVERAGES - 1.4%
          Coca-Cola Co........................... 10,000      403,100
                                                         ------------
          CHEMICALS - 0.8%
          PPG Industries, Inc....................  3,700      214,230
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Pitney Bowes, Inc......................  6,700      283,075
                                                         ------------
          COMMUNICATIONS EQUIPMENT - 1.0%
          Motorola, Inc.......................... 12,100      273,339
                                                         ------------
          COMPUTERS & PERIPHERALS - 2.0%
          Hewlett-Packard Co..................... 14,700      420,861
          International Business Machines Corp...  1,600      131,520
                                                         ------------
                                                              552,381
                                                         ------------
          ELECTRIC UTILITIES - 1.0%
          American Electric Power Co., Inc.......  7,500      278,175
                                                         ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          Xerox Corp.*........................... 14,400      210,960
                                                         ------------
          FINANCIAL - DIVERSIFIED - 16.1%
          Capital One Financial Corp.............  6,400      552,960
          Fannie Mae.............................  9,100      444,171
          Freddie Mac............................ 16,100    1,052,135
          Goldman Sachs Group, Inc. (The)........  2,700      344,817
          JPMorgan Chase & Co.................... 11,000      436,590
          MBNA Corp.............................. 13,600      369,240
          Merrill Lynch & Co., Inc...............  9,400      636,662
          Morgan Stanley......................... 12,600      714,924
                                                         ------------
                                                            4,551,499
                                                         ------------
          FOOD & DRUG RETAILING - 2.5%
          Albertson's, Inc....................... 15,400      328,790
          SUPERVALU, Inc......................... 11,700      380,016
                                                         ------------
                                                              708,806
                                                         ------------
          FOOD PRODUCTS - 2.4%
          Smithfield Foods, Inc.*................  9,300      284,580
          Tyson Foods, Inc., - Class A........... 23,400      400,140
                                                         ------------
                                                              684,720
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 4.5%
          AmerisourceBergen Corp................. 10,200      422,280
          HCA, Inc...............................  8,300      419,150
          McKesson Corp..........................  8,300      428,197
                                                         ------------
                                                            1,269,627
                                                         ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 2.1%
       McDonald's Corp............................... 17,500 $    590,100
                                                             ------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       Tyco International, Ltd....................... 19,991      576,940
                                                             ------------
       INSURANCE - 12.5%
       ACE, Ltd...................................... 14,900      796,256
       Allstate Corp. (The).......................... 15,800      854,306
       American International Group, Inc............. 10,900      743,707
       Aon Corp......................................  9,700      348,715
       Hartford Financial Services Group, Inc........  3,300      283,437
       Nationwide Financial Services, Inc., - Class A  6,400      281,600
       XL Capital, Ltd., - Class A...................  3,200      215,616
                                                             ------------
                                                                3,523,637
                                                             ------------
       IT CONSULTING & SERVICES - 1.8%
       Computer Sciences Corp.*......................  7,500      379,800
       Unisys Corp.*................................. 21,800      127,094
                                                             ------------
                                                                  506,894
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 1.3%
       Mattel, Inc................................... 23,300      368,606
                                                             ------------
       MACHINERY - 2.4%
       Deere & Co....................................  2,300      156,653
       Eaton Corp....................................  4,500      301,905
       Illinois Tool Works, Inc......................  2,600      228,774
                                                             ------------
                                                                  687,332
                                                             ------------
       MEDIA - 6.6%
       CCE Spinco, Inc.*.............................  1,987       26,030
       Clear Channel Communications, Inc............. 15,900      500,055
       Gannett Co., Inc..............................  7,100      430,047
       Interpublic Group of Cos., Inc.*.............. 30,700      296,255
       Time Warner, Inc.............................. 35,600      620,864
                                                             ------------
                                                                1,873,251
                                                             ------------
       OIL & GAS - 11.8%
       BP Plc, (ADR).................................  7,200      462,384
       Chevron Corp.................................. 14,602      828,955
       ConocoPhillips................................  8,200      477,076
       Exxon Mobil Corp.............................. 15,300      859,401
       Marathon Oil Corp.............................  6,000      365,820
       NiSource, Inc................................. 15,600      325,416
                                                             ------------
                                                                3,319,052
                                                             ------------
       PHARMACEUTICALS - 3.4%
       Johnson & Johnson.............................  6,000      360,600
       Pfizer, Inc................................... 25,400      592,328
                                                             ------------
                                                                  952,928
                                                             ------------
       RETAIL - MULTILINE - 0.8%
       Dollar General Corp........................... 11,200      213,584
                                                             ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          RETAIL - SPECIALTY - 1.5%
          Gap, Inc. (The)........................ 15,200 $    268,128
          Home Depot, Inc. (The).................  3,500      141,680
                                                         ------------
                                                              409,808
                                                         ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
          Applied Materials, Inc................. 11,700      209,898
          Intel Corp............................. 14,700      366,912
                                                         ------------
                                                              576,810
                                                         ------------
          SOFTWARE - 0.8%
          BMC Software, Inc.*.................... 10,800      221,292
                                                         ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.0%
          ALLTEL Corp............................  6,200      391,220
          AT&T, Inc.*............................ 25,200      617,148
          Sprint Nextel Corp..................... 12,300      287,328
          Verizon Communications, Inc............ 13,650      411,138
                                                         ------------
                                                            1,706,834
                                                         ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
          Vodafone Group Plc, (ADR).............. 13,100      281,257
                                                         ------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.8%
          Jones Apparel Group, Inc...............  7,100      218,112
                                                         ------------
          TOBACCO - 2.6%
          Altria Group, Inc......................  9,900      739,728
                                                         ------------
          Total Common Stocks
          (Cost $25,495,476)                               28,039,759
                                                         ------------

               -----------------------------------------------------
               SECURITY                                    VALUE
               DESCRIPTION                     SHARES     (NOTE 2)
               -----------------------------------------------------

               ESCROWED SHARES - 0.0%
               ESC Seagate Technology (a)(b)
                 (Cost - $0).................. $10,300   $         0
                                                         -----------

               TOTAL INVESTMENTS - 99.4%
               (Cost $25,495,476)                         28,039,759

               Other Assets and Liabilities (net) - 0.6%     167,818
                                                         -----------

               TOTAL NET ASSETS - 100.0%                 $28,207,577
                                                         ===========

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities. Representing in the aggregate 0.0% of net assets.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                       SHARES    (NOTE 2)
            -------------------------------------------------------

            COMMON STOCKS - 98.6%
            AEROSPACE & DEFENSE - 2.2%
            Boeing Co. (The).................  21,200 $   1,489,088
            L-3 Communications Holdings, Inc.  32,300     2,401,505
            United Technologies Corp.........  34,300     1,917,713
                                                      -------------
                                                          5,808,306
                                                      -------------
            BANKS - 1.0%
            Wells Fargo & Co.................  42,200     2,651,426
                                                      -------------
            BEVERAGES - 1.4%
            Hansen Natural Corp.*............  48,800     3,845,928
                                                      -------------
            BIOTECHNOLOGY - 9.5%
            Amgen, Inc.*.....................  46,100     3,635,446
            Biogen Idec, Inc.*............... 131,000     5,938,230
            Genentech, Inc.*.................  53,200     4,921,000
            Gilead Sciences, Inc.*........... 154,800     8,147,124
            United Therapeutics Corp.*.......  37,400     2,585,088
                                                      -------------
                                                         25,226,888
                                                      -------------
            BUILDING MATERIALS - 2.1%
            Building Material Holding Corp...  83,601     5,702,424
                                                      -------------
            BUILDING PRODUCTS - 2.5%
            Ryland Group, Inc. (The).........  90,200     6,506,126
                                                      -------------
            CHEMICALS - 0.4%
            Dow Chemical Co..................  27,100     1,187,522
                                                      -------------
            COMPUTERS & PERIPHERALS - 8.9%
            Apple Computer, Inc.*............ 135,100     9,712,339
            Dell, Inc.*......................  83,900     2,516,161
            Hewlett-Packard Co............... 267,200     7,649,936
            Western Digital Corp.*........... 202,000     3,759,220
                                                      -------------
                                                         23,637,656
                                                      -------------
            ELECTRIC UTILITIES - 0.6%
            TXU Corp.........................  34,000     1,706,460
                                                      -------------
            FINANCIAL - DIVERSIFIED - 1.3%
            American Express Co..............  56,000     2,881,760
            Golden West Financial Corp.......   9,200       607,200
                                                      -------------
                                                          3,488,960
                                                      -------------
            FOOD & DRUG RETAILING - 1.6%
            CVS Corp.........................  43,800     1,157,196
            Walgreen Co......................  72,700     3,217,702
                                                      -------------
                                                          4,374,898
                                                      -------------
            FOOD PRODUCTS - 4.2%
            General Mills, Inc...............  80,800     3,985,056
            Kellogg Co.......................  22,800       985,416
            Seabord Corp.....................   1,410     2,130,510
            Whole Foods Market, Inc..........  51,800     4,008,802
                                                      -------------
                                                         11,109,784
                                                      -------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
            Stryker Corp.....................  25,800     1,146,294
                                                      -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 5.6%
         Aetna, Inc.............................  83,200 $   7,846,592
         Community Health Systems, Inc.*........  45,200     1,732,968
         UnitedHealth Group, Inc................  85,300     5,300,542
                                                         -------------
                                                            14,880,102
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.8%
         Penn National Gaming, Inc.*............ 147,600     4,863,420
                                                         -------------
         HOUSEHOLD DURABLES - 8.5%
         D.R. Horton, Inc....................... 210,700     7,528,311
         KB HOME................................  94,500     6,866,370
         Lennar Corp. - Class A................. 113,000     6,895,260
         Procter & Gamble Co....................  22,175     1,283,489
                                                         -------------
                                                            22,573,430
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.4%
         General Electric Co.................... 178,800     6,266,940
                                                         -------------
         INSURANCE - 4.9%
         Chubb Corp. (The)......................  16,000     1,562,400
         CIGNA Corp.............................  12,000     1,340,400
         Fidelity National Financial, Inc....... 106,000     3,899,740
         MGIC Investment Corp...................  15,900     1,046,538
         Radian Group Inc.......................  86,500     5,068,035
                                                         -------------
                                                            12,917,113
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 3.5%
         Google, Inc., - Class A*...............   5,100     2,115,786
         McAfee, Inc.*.......................... 164,400     4,460,172
         Websense, Inc.*........................  39,700     2,605,908
                                                         -------------
                                                             9,181,866
                                                         -------------
         IT CONSULTING & SERVICES - 0.7%
         Cognizant Technology Solutions Corp. -
           Class A*.............................  35,900     1,807,565
                                                         -------------
         MACHINERY - 4.4%
         Deere & Co.............................  77,200     5,258,092
         Joy Global, Inc........................ 160,250     6,410,000
                                                         -------------
                                                            11,668,092
                                                         -------------
         METALS & MINING - 2.0%
         Allegheny Technologies, Inc............  26,900       970,552
         Cleveland-Cliffs, Inc..................   5,800       513,706
         Phelps Dodge Corp......................   3,700       532,319
         Precision Castparts Corp...............  26,800     1,388,508
         Quanex Corp............................  40,100     2,003,797
                                                         -------------
                                                             5,408,882
                                                         -------------
         OIL & GAS - 3.7%
         Devon Energy Corp......................  33,700     2,107,598
         Frontier Oil Corp......................  23,700       889,461
         Sunoco, Inc............................  49,500     3,879,810
         Valero Energy Corp.....................  59,400     3,065,040
                                                         -------------
                                                             9,941,909
                                                         -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            PHARMACEUTICALS - 2.7%
            Johnson & Johnson................. 120,300 $   7,230,030
                                                       -------------
            RETAIL - MULTILINE - 1.7%
            Costco Wholesale Corp.............  17,100       845,937
            Wal-Mart Stores, Inc..............  77,200     3,612,960
                                                       -------------
                                                           4,458,897
                                                       -------------
            RETAIL - SPECIALTY - 0.1%
            Nordstrom, Inc....................   6,200       231,880
                                                       -------------
            ROAD & RAIL - 4.5%
            Burlington Northern Santa Fe Corp.  30,400     2,152,928
            CSX Corp..........................  55,100     2,797,427
            Norfolk Southern Corp............. 155,900     6,988,997
                                                       -------------
                                                          11,939,352
                                                       -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.8%
            Cymer, Inc.*......................  49,900     1,771,949
            Intel Corp........................ 259,500     6,477,120
            Marvell Technology Group Ltd.*.... 111,100     6,231,599
            MEMC Electronic Materials, Inc.*..  37,300       826,941
            NVIDIA Corp.*.....................  22,700       829,912
            SiRF Technology Holdings, Inc.*...  69,000     2,056,200
            Texas Instruments, Inc............ 161,000     5,163,270
                                                       -------------
                                                          23,356,991
                                                       -------------
            SOFTWARE - 4.5%
            Activision, Inc.*................. 123,433     1,695,970
            Autodesk, Inc..................... 125,400     5,385,930
            Microsoft Corp.................... 122,500     3,203,375
            Quest Software, Inc.*............. 123,124     1,796,379
                                                       -------------
                                                          12,081,654
                                                       -------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
      Qwest Communications International,
        Inc.*....................................    182,600 $   1,031,690
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
      NII Holdings, Inc.*........................     16,900       738,192
                                                             -------------
      TOBACCO - 2.0%
      Altria Group, Inc..........................     71,400     5,335,008
                                                             -------------
      Total Common Stocks
      (Cost $249,864,842)                                      262,305,685
                                                             -------------
      SHORT-TERM INVESTMENT - 0.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05, at 2.000% to
        be repurchased at $2,304,512 on
        01/03/06 collateralized by 1,690,000 U.S.
        Treasury Bond at 8.125% due 08/15/19
        with a value of $2,351,213
        (Cost - $2,304,000)...................... $2,304,000     2,304,000
                                                             -------------

      TOTAL INVESTMENTS - 99.5%
      (Cost $252,168,842)                                      264,609,685

      Other Assets and Liabilities (Net) - 0.5%                  1,250,057
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 265,859,742
                                                             =============

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         INVESTMENT COMPANY SECURITIES - 100.8%
         AIM Capital Appreciation Portfolio.........    203 $    2,352
         Capital Appreciation Fund*.................  9,828    769,347
         Disciplined Mid Cap Stock Portfolio........    581     12,766
         Equity Income Portfolio.................... 38,833    686,574
         Large Cap Portfolio........................ 11,851    179,428
         Mondrian International Stock Portfolio..... 81,225  1,015,314
         Mercury Large Cap Portfolio................  3,580     36,300
         MFS Mid Cap Growth Portfolio...............  1,920     15,534
         MFS Value Portfolio........................    439      5,467
         Pioneer Fund Portfolio..................... 91,764  1,169,987
         Pioneer Mid Value Portfolio................    328      3,538
         Small Cap Growth Portfolio.................  9,109    103,115
         Small Cap Value Portfolio..................  6,261     70,062
         Strategic Equity Portfolio.................  7,017    124,834
         Van Kampen Enterprise Portfolio............ 64,317    818,753
                                                            ----------
         Total Investment Company Securities
         (Cost $4,705,624)                                   5,013,371
                                                            ----------

         TOTAL INVESTMENTS - 100.8%
         (Cost $4,705,624)                                   5,013,371

         Other Assets and Liabilities (net) - (0.8)%           (39,269)
                                                            ----------

         TOTAL NET ASSETS - 100.0%                          $4,974,102
                                                            ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.8%
       AIM Capital Appreciation Portfolio............       4 $       49
       Capital Appreciation Fund*....................   4,033    315,725
       Convertible Securities Portfolio..............   4,932     58,439
       Disciplined Mid Cap Stock Portfolio...........     121      2,664
       Equity Income Portfolio.......................  12,426    219,692
       Federated High Yield Portfolio................  16,281    143,924
       High Yield Bond Trust*........................   4,398     44,152
       Large Cap Portfolio...........................   1,369     20,723
       Mercury Large Cap Core Portfolio..............     899      9,118
       MFS Mid Cap Growth Portfolio..................     584      4,728
       MFS Value Portfolio...........................     239      2,968
       Mondrian International Stock Portfolio........  15,836    197,949
       Money Market Portfolio*....................... 465,093    465,093
       Pioneer Fund Portfolio........................  10,240    130,558
       Pioneer Mid Cap Value Portfolio...............     395      4,262
       Pioneer Strategic Income Portfolio............  66,565    621,053
       Strategic Equity Portfolio....................     818     14,549
       Style Focus Series: Small Cap Growth Portfolio     509      5,758
       Style Focus Series: Small Cap Value Portfolio.   1,911     21,385
       Travelers Quality Bond Portfolio.............. 115,284  1,292,330
       U.S. Government Securities Portfolio..........  82,402  1,095,127
       Van Kampen Enterprise Portfolio...............   2,310     29,412
                                                              ----------
       Total Investment Company Securities
       (Cost $4,650,876)                                       4,699,658
                                                              ----------

       TOTAL INVESTMENTS - 100.8%
       (Cost $4,650,876)                                       4,699,658

       Other Assets and Liabilities (net) - (0.8)%               (38,293)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,661,365
                                                              ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 99.7%
      AIM Capital Appreciation Portfolio...........     3,414 $    39,639
      Capital Appreciation Fund*...................    31,782   2,487,894
      Convertible Securities Portfolio.............    56,524     669,805
      Disciplined Mid Cap Stock Portfolio..........       731      16,060
      Equity Income Portfolio......................   106,385   1,880,893
      Federated High Yield Portfolio...............    43,363     383,326
      High Yield Bond Trust*.......................     4,782      48,009
      Large Cap Portfolio..........................    79,969   1,210,726
      Mercury Large Cap Core Portfolio.............    13,808     140,016
      MFS Mid Cap Growth Portfolio.................     4,683      37,889
      MFS Value Portfolio..........................     3,537      44,005
      Mondrian International Stock Portfolio.......   216,544   2,706,794
      Money Market Portfolio*...................... 1,068,152   1,068,152
      Pioneer Fund Portfolio.......................   261,981   3,340,264
      Pioneer Mid Cap Value Portfolio..............       473       5,096
      Pioneer Strategic Income Portfolio...........   243,018   2,267,356
      Strategic Equity Portfolio...................    15,328     272,688
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,684     109,620
      Style Focus Series: Small Cap Value Portfolio    10,999     123,083
      Travelers Quality Bond Portfolio.............   119,495   1,339,543
      U.S. Government Securities Portfolio.........   209,933   2,790,011
      Van Kampen Enterprise Portfolio..............    74,514     948,565
                                                              -----------
      Total Investment Company Securities
      (Cost $21,348,152)                                       21,929,434
                                                              -----------

      TOTAL INVESTMENTS - 99.7%
      (Cost $21,348,152)                                       21,929,434

      Other Assets and Liabilities (net) - 0.3%                    73,622
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $22,003,056
                                                              ===========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                   VALUE
      DESCRIPTION                                    SHARES     (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      AIM Capital Appreciation Portfolio...........       157 $     1,823
      Capital Appreciation Fund*...................    41,882   3,278,539
      Convertible Securities Portfolio.............    62,439     739,908
      Disciplined Mid Cap Stock Portfolio..........     1,507      33,101
      Equity Income Portfolio......................   142,116   2,512,615
      Federated High Yield Portfolio...............    23,995     212,116
      High Yield Bond Trust*.......................     3,766      37,806
      Large Cap Portfolio..........................    87,739   1,328,375
      Mercury Large Cap Core Portfolio.............     5,843      59,252
      MFS Mid Cap Growth Portfolio.................     3,917      31,690
      MFS Value Portfolio..........................     3,321      41,319
      Mondrian International Stock Portfolio.......   313,338   3,916,730
      Money Market Portfolio*...................... 1,232,952   1,232,952
      Pioneer Fund Portfolio.......................   349,208   4,452,396
      Pioneer Mid Cap Value Portfolio..............       949      10,230
      Pioneer Strategic Income Portfolio...........   278,553   2,598,899
      Strategic Equity Portfolio...................    16,944     301,442
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,341     105,740
      Style Focus Series: Small Cap Value Portfolio     5,327      59,605
      Travelers Quality Bond Portfolio.............    80,209     899,145
      U.S. Government Securities Portfolio.........   128,309   1,705,225
      Van Kampen Enterprise Portfolio..............   150,011   1,909,636
                                                              -----------
      Total Investment Company Securities
      (Cost $24,594,657)                                       25,468,544
                                                              -----------

      TOTAL INVESTMENTS - 100.0%
      (Cost $24,594,657)                                       25,468,544

      Other Assets and Liabilities (net) - 0.0%                    (5,997)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $25,462,547
                                                              ===========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.9%
       AIM Capital Appreciation Portfolio............     414 $    4,811
       Capital Appreciation Fund*....................   4,961    388,332
       Convertible Securities Portfolio..............   8,257     97,847
       Disciplined Mid Cap Stock Portfolio...........     279      6,119
       Equity Income Portfolio.......................  15,718    277,888
       Federated High Yield Portfolio................  11,639    102,886
       High Yield Bond Trust*........................   2,661     26,714
       Large Cap Portfolio...........................  10,391    157,316
       Mercury Large Cap Core Portfolio..............   1,789     18,144
       MFS Mid Cap Growth Portfolio..................     959      7,756
       MFS Value Portfolio...........................     206      2,568
       Mondrian International Stock Portfolio........  29,142    364,275
       Money Market Portfolio*....................... 211,322    211,322
       Pioneer Fund Portfolio........................  33,852    431,612
       Pioneer Mid Cap Value Portfolio...............     566      6,099
       Pioneer Strategic Income Portfolio............  48,628    453,698
       Strategic Equity Portfolio....................   2,520     44,831
       Style Focus Series: Small Cap Growth Portfolio   1,378     15,597
       Style Focus Series: Small Cap Value Portfolio.   2,387     26,710
       Travelers Quality Bond Portfolio..............  72,843    816,567
       U.S. Government Securities Portfolio..........  63,362    842,075
       Van Kampen Enterprise Portfolio...............   4,797     61,069
                                                              ----------
       Total Investment Company Securities
       (Cost $4,227,949)                                       4,364,236
                                                              ----------

       TOTAL INVESTMENTS - 100.9%
       (Cost $4,227,949)                                       4,364,236

       Other Assets and Liabilities (net) - (0.9%)               (37,785)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,326,451
                                                              ==========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 100.1%
          AEROSPACE & DEFENSE - 2.8%
          Lockheed Martin Corp.................  26,000 $   1,654,380
          Northrop Grumman Corp................   8,000       480,880
          Raytheon Co..........................  39,000     1,565,850
                                                        -------------
                                                            3,701,110
                                                        -------------
          AIRLINES - 1.0%
          AMR Corp.*...........................  61,000     1,356,030
                                                        -------------
          AUTOMOBILES - 0.6%
          Ford Motor Co........................  93,000       717,960
                                                        -------------
          BANKS - 0.5%
          Bank of America Corp.................  13,000       599,950
                                                        -------------
          BEVERAGES - 1.2%
          Coca-Cola Co.........................  38,000     1,531,780
                                                        -------------
          BIOTECHNOLOGY - 3.0%
          Amgen, Inc.*.........................  30,000     2,365,800
          Gilead Sciences, Inc.*...............  29,000     1,526,270
                                                        -------------
                                                            3,892,070
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Fiserv, Inc.*........................  31,000     1,341,370
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 3.3%
          Cisco Systems, Inc.*................. 143,000     2,448,160
          Motorola, Inc........................  84,000     1,897,560
                                                        -------------
                                                            4,345,720
                                                        -------------
          COMPUTERS & PERIPHERALS - 5.7%
          Apple Computer, Inc.*................  26,000     1,869,140
          Dell, Inc.*..........................  66,000     1,979,340
          Hewlett-Packard Co...................  78,000     2,233,140
          International Business Machines Corp.   2,000       164,400
          NCR Corp.*...........................  35,000     1,187,900
                                                        -------------
                                                            7,433,920
                                                        -------------
          ELECTRIC UTILITIES - 1.0%
          Edison International.................  31,000     1,351,910
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
          Agilent Technologies, Inc.*..........  18,000       599,220
          Jabil Circuit, Inc.*.................   5,000       185,450
          Solectron Corp.*..................... 119,000       435,540
                                                        -------------
                                                            1,220,210
                                                        -------------
          FINANCIAL - DIVERSIFIED - 4.0%
          Charles Schwab Corp. (The)...........  96,000     1,408,320
          Goldman Sachs Group, Inc. (The)......  14,000     1,787,940
          JP Morgan Chase & Co.................   3,000       119,070
          Lehman Brothers Holdings, Inc........  13,000     1,666,210
          Principal Financial Group, Inc.......   5,000       237,150
                                                        -------------
                                                            5,218,690
                                                        -------------
          FOOD PRODUCTS - 1.3%
          Pilgrim's Pride Corp.................  11,000       364,760
          Whole Foods Market, Inc..............  18,000     1,393,020
                                                        -------------
                                                            1,757,780
                                                        -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
       Becton, Dickinson & Co...................... 24,000 $   1,441,920
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 8.7%
       Aetna, Inc.................................. 17,000     1,603,270
       AmerisourceBergen Corp...................... 36,000     1,490,400
       Caremark Rx, Inc.*.......................... 30,000     1,553,700
       Express Scripts, Inc.*...................... 17,000     1,424,600
       HCA, Inc.................................... 30,000     1,515,000
       Humana, Inc.*...............................  3,000       162,990
       McKesson Corp............................... 28,000     1,444,520
       UnitedHealth Group, Inc..................... 35,000     2,174,900
                                                           -------------
                                                              11,369,380
                                                           -------------
       HOUSEHOLD DURABLES - 1.7%
       NVR, Inc.*..................................  2,000     1,404,000
       Procter & Gamble Co......................... 13,000       752,440
                                                           -------------
                                                               2,156,440
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 3.1%
       General Electric Co......................... 74,000     2,593,700
       Rockwell Automation, Inc.................... 24,000     1,419,840
                                                           -------------
                                                               4,013,540
                                                           -------------
       INSURANCE - 8.9%
       American International Group, Inc...........  4,000       272,920
       Aon Corp.................................... 40,000     1,438,000
       Chubb Corp. (The)........................... 15,000     1,464,750
       CIGNA Corp.................................. 13,000     1,452,100
       Loews Corp..................................  9,000       853,650
       Nationwide Financial Services, Inc., Class A 22,000       968,000
       Progressive Corp. (The)..................... 13,000     1,518,140
       Prudential Financial, Inc................... 24,000     1,756,560
       SAFECO Corp................................. 24,000     1,356,000
       UnumProvident Corp.......................... 23,000       523,250
                                                           -------------
                                                              11,603,370
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.9%
       McAfee, Inc.*............................... 44,000     1,193,720
                                                           -------------
       IT CONSULTING & SERVICES - 0.2%
       Computer Sciences Corp.*....................  6,000       303,840
       Enterasys Networks, Inc.*...................    259         3,439
                                                           -------------
                                                                 307,279
                                                           -------------
       MACHINERY - 1.0%
       ITT Industries, Inc......................... 13,000     1,336,660
                                                           -------------
       MEDIA - 1.3%
       Viacom, Inc., Class B....................... 53,000     1,727,800
                                                           -------------
       METALS & MINING - 3.4%
       Freeport-McMoRan Copper & Gold, Inc.,
         Class B................................... 27,000     1,452,600
       Nucor Corp.................................. 23,000     1,534,560
       Phelps Dodge Corp........................... 10,000     1,438,700
                                                           -------------
                                                               4,425,860
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             -----------------------------------------------------
             SECURITY                                   VALUE
             DESCRIPTION                     SHARES    (NOTE 2)
             -----------------------------------------------------

             OIL & GAS - 18.6%
             Amerada Hess Corp..............  11,000 $   1,395,020
             Anadarko Petroleum Corp........  17,000     1,610,750
             Apache Corp....................  16,000     1,096,320
             Burlington Resources, Inc......  19,000     1,637,800
             Chesapeake Energy Corp.........  42,000     1,332,660
             Chevron Corp...................  12,888       731,652
             ConocoPhillips.................  35,000     2,036,300
             Devon Energy Corp..............  25,000     1,563,500
             Exxon Mobil Corp...............  88,000     4,942,960
             Kerr-McGee Corp................  15,000     1,362,900
             Marathon Oil Corp..............  26,000     1,585,220
             Occidental Petroleum Corp......  20,000     1,597,600
             Sunoco, Inc....................  18,000     1,410,840
             Tesoro Corp....................   6,000       369,300
             Valero Energy Corp.............  31,000     1,599,600
                                                     -------------
                                                        24,272,422
                                                     -------------
             PHARMACEUTICALS - 5.7%
             Allergan, Inc..................  15,000     1,619,400
             Johnson & Johnson..............  50,000     3,005,000
             Pfizer, Inc.................... 121,000     2,821,720
                                                     -------------
                                                         7,446,120
                                                     -------------
             RETAIL - MULTILINE - 1.2%
             J.C. Penney Co., Inc...........  28,000     1,556,800
                                                     -------------
             RETAIL - SPECIALTY - 4.3%
             American Eagle Outfitters, Inc.   8,000       183,840
             Best Buy Co., Inc..............  30,000     1,304,400
             Chico's FAS, Inc.*.............  32,000     1,405,760
             Nordstrom, Inc.................  37,000     1,383,800
             Staples, Inc...................  62,000     1,408,020
                                                     -------------
                                                         5,685,820
                                                     -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
        Intel Corp.............................  115,000 $   2,870,400
        Lam Research Corp.*....................   37,000     1,320,160
        NVIDIA Corp.*..........................   38,000     1,389,280
        Texas Instruments, Inc.................   59,000     1,892,130
                                                         -------------
                                                             7,471,970
                                                         -------------
        SOFTWARE - 7.8%
        Autodesk, Inc..........................   32,000     1,374,400
        BEA Systems, Inc.*.....................  133,000     1,250,200
        Citrix Systems, Inc.*..................   19,000       546,820
        Computer Associates International, Inc.   44,090     1,242,897
        Intuit, Inc.*..........................   26,000     1,385,800
        Microsoft Corp.........................   49,000     1,281,350
        Oracle Corp.*..........................  130,000     1,587,300
        Red Hat, Inc.*.........................   54,000     1,470,960
                                                         -------------
                                                            10,139,727
                                                         -------------
        TOBACCO - 0.2%
        Altria Group, Inc......................    4,000       298,880
                                                         -------------
        Total Common Stocks
        (Cost $111,208,205)                                130,916,208
                                                         -------------
        ESCROWED SHARES - 0.0%
        ESC Seagate Technology (a)(b)*
          (Cost - $0).......................... $ 27,200             3
                                                         -------------

        TOTAL INVESTMENTS - 100.1%
        (Cost $111,208,205)                                130,916,211

        Other Assets and Liabilities (net) - (0.1)%            (87,506)
                                                         -------------

        TOTAL NET ASSETS - 100.0%                        $ 130,828,705
                                                         =============

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities representing in the aggregate 0.0% of net assets.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 98.1%
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington, Inc.  31,620 $   2,134,666
                                                            -------------
       AUTO COMPONENTS - 0.6%
       Gentex Corp................................. 101,000     1,969,500
                                                            -------------
       BANKS - 1.0%
       Commerce Bancorp, Inc....................... 101,200     3,482,292
                                                            -------------
       BIOTECHNOLOGY - 5.2%
       Gen-Probe, Inc.*............................  51,970     2,535,616
       Genzyme Corp.*..............................  61,550     4,356,509
       Gilead Sciences, Inc.*......................  93,510     4,921,431
       Human Genome Sciences, Inc.*................  63,000       539,280
       ImClone Systems, Inc.*......................  54,660     1,871,559
       MedImmune, Inc.*............................  88,180     3,088,064
                                                            -------------
                                                               17,312,459
                                                            -------------
       CHEMICALS - 1.0%
       Praxair, Inc................................  64,500     3,415,920
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 8.5%
       Alliance Data System Corp.*.................  99,420     3,539,352
       Apollo Group, Inc., - Class A*..............  79,700     4,818,662
       Bright Horizons Family Solutions, Inc.*.....  45,400     1,682,070
       Brink's Co. (The)...........................  42,100     2,017,011
       Corporate Executive Board Co................  68,790     6,170,463
       Employee Solutions, Inc.*(a)................     484             0
       ITT Educational Services, Inc.*.............  66,300     3,918,993
       Monster Worldwide, Inc.*....................  83,240     3,397,857
       Paychex, Inc................................  74,200     2,828,504
                                                            -------------
                                                               28,372,912
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 3.5%
       Comverse Technology, Inc.*.................. 134,060     3,564,655
       Juniper Networks, Inc.*..................... 362,700     8,088,210
                                                            -------------
                                                               11,652,865
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.1%
       M-Systems Flash Disk Pioneers, Ltd.*........  42,200     1,397,664
       SanDisk Corp.*..............................  92,100     5,785,722
                                                            -------------
                                                                7,183,386
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
       FLIR Systems, Inc.*.........................  65,400     1,460,382
       Roper Industries, Inc.......................  87,620     3,461,866
                                                            -------------
                                                                4,922,248
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 4.2%
       BJ Services Co..............................  52,800     1,936,176
       GlobalSantaFe Corp..........................  80,550     3,878,482
       National-Oilwell Varco, Inc.*...............  84,400     5,291,880
       Noble Corp..................................  41,900     2,955,626
                                                            -------------
                                                               14,062,164
                                                            -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - 4.5%
        Chicago Mercantile Exchange Holdings, Inc.  13,800 $   5,071,362
        Investors Financial Services Corp.........  58,000     2,136,140
        Legg Mason, Inc...........................  42,580     5,096,400
        Nelnet, Inc., - Class A*..................  25,200     1,025,136
        SLM Corp..................................  31,700     1,746,353
                                                           -------------
                                                              15,075,391
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 10.8%
        Advanced Medical Optics, Inc.*............ 139,100     5,814,380
        C.R. Bard, Inc............................  50,600     3,335,552
        Cytyc Corp.*.............................. 186,890     5,275,905
        DENTSPLY International, Inc...............  70,750     3,798,567
        Fisher Scientific International, Inc.*....  59,993     3,711,167
        Millipore Corp.*..........................  79,250     5,233,670
        ResMed, Inc.*.............................  51,800     1,984,458
        St. Jude Medical, Inc.*...................  98,100     4,924,620
        Thoratec Corp.*........................... 103,490     2,141,208
                                                           -------------
                                                              36,219,527
                                                           -------------

        HEALTH CARE PROVIDERS & SERVICES - 2.5%
        Health Net, Inc.*.........................  88,900     4,582,795
        Laboratory Corp. of America Holdings *....  69,300     3,731,805
                                                           -------------
                                                               8,314,600
                                                           -------------

        HOTELS, RESTAURANTS & LEISURE - 4.3%
        Cheesecake Factory, Inc.*................. 145,680     5,446,975
        International Game Technology............. 124,120     3,820,414
        RARE Hospitality International, Inc.*..... 115,100     3,497,889
        Station Casinos, Inc......................  25,500     1,728,900
                                                           -------------
                                                              14,494,178
                                                           -------------

        HOUSEHOLD DURABLES - 0.3%
        Tempur-Pedic International, Inc.*.........  99,800     1,147,700
                                                           -------------

        INSURANCE - 3.2%
        ACE, Ltd..................................  64,230     3,432,451
        Endurance Specialty Holdings, Ltd.........  77,300     2,771,205
        PartnerRe, Ltd............................  53,200     3,493,644
        Platinum Underwriters Holdings, Ltd.......  28,000       869,960
                                                           -------------
                                                              10,567,260
                                                           -------------

        INTERNET SOFTWARE & SERVICES - 0.7%
        Check Point Software Technologies, Ltd.*.. 118,850     2,388,885
                                                           -------------

        IT CONSULTING & SERVICES - 1.0%
        DST Systems, Inc.*........................  56,070     3,359,154
        Enterasys Networks, Inc.*.................   1,576        20,929
                                                           -------------
                                                               3,380,083
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 1.1%
      ITT Industries, Inc..........................  35,600 $   3,660,392
                                                            -------------
      MEDIA - 3.9%
      Citadel Broadcasting Co...................... 173,510     2,331,975
      Getty Images, Inc.*..........................  60,190     5,373,161
      Grupo Televisa S.A., (ADR)...................  54,960     4,424,280
      XM Satellite Radio Holdings, Inc., - Class A*  29,300       799,304
                                                            -------------
                                                               12,928,720
                                                            -------------
      METALS & MINING - 0.7%
      Aber Diamond.................................   4,500       165,380
      Precision Castparts Corp.....................  43,500     2,253,735
                                                            -------------
                                                                2,419,115
                                                            -------------
      OIL & GAS - 2.9%
      Amerada Hess Corp............................  28,600     3,627,052
      Smith International, Inc..................... 166,500     6,178,815
                                                            -------------
                                                                9,805,867
                                                            -------------
      PERSONAL PRODUCTS - 0.6%
      Estee Lauder Companies, Inc., - Class A......  64,700     2,166,156
                                                            -------------
      PHARMACEUTICALS - 4.2%
      Allergan, Inc................................  42,710     4,610,972
      Endo Pharmaceuticals Holdings, Inc.*.........  85,450     2,585,717
      Medicis Pharmaceutical Corp., - Class A...... 210,540     6,747,807
                                                            -------------
                                                               13,944,496
                                                            -------------
      RETAIL - MULTILINE - 1.3%
      99 Cents Only Stores *.......................  93,800       981,148
      Kohl's Corp.*................................  69,900     3,397,140
                                                            -------------
                                                                4,378,288
                                                            -------------
      RETAIL - SPECIALTY - 6.8%
      Aeropostale, Inc.*...........................  70,000     1,841,000
      Bed Bath & Beyond, Inc.*..................... 131,700     4,760,955
      Chico's FAS, Inc.*...........................  49,900     2,192,107
      Harman International Industries, Inc.........  33,500     3,277,975
      PETsMART, Inc................................ 235,620     6,046,009
      Urban Outfitters, Inc.*......................  90,400     2,288,024
      Williams-Sonoma, Inc.*.......................  58,300     2,515,645
                                                            -------------
                                                               22,921,715
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.2%
      Analog Devices, Inc.......................... 197,740     7,092,934
      KLA-Tencor Corp.............................. 104,550     5,157,451

      -------------------------------------------------------------------
      SECURITY                                   SHARES/PAR    VALUE
      DESCRIPTION                                  AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      Marvell Technology Group, Ltd.*........... $   87,910 $   4,930,872
      Novellus Systems, Inc.*...................     69,200     1,669,104
      PMC-Sierra, Inc.*.........................    430,010     3,315,377
      Tessera Technologies, Inc.*...............     61,500     1,589,775
      Xilinx, Inc...............................    286,770     7,229,472
                                                            -------------
                                                               30,984,985
                                                            -------------
      SOFTWARE - 6.8%
      Adobe Systems, Inc........................    136,000     5,026,560
      Amdocs, Ltd.*.............................    255,630     7,029,825
      Electronic Arts, Inc.*....................     86,800     4,540,508
      MICROS Systems, Inc.*.....................     35,300     1,705,696
      Symantec Corp.*...........................    265,058     4,638,515
                                                            -------------
                                                               22,941,104
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 3.2%
      American Tower Corp., - Class A*..........    396,867    10,755,096
                                                            -------------
      TRADING COMPANIES & DISTRIBUTORS - 1.7%
      MSC Industrial Direct Co., Inc., - Class A     66,800     2,686,696
      W. W. Grainger, Inc.......................     41,100     2,922,210
                                                            -------------
                                                                5,608,906
                                                            -------------
      Total Common Stocks
      (Cost $284,979,731)                                     328,610,876
                                                            -------------

      SHORT-TERM INVESTMENT - 1.9%
      COMMERCIAL PAPER - 1.9%
      Morgan Stanley Dean Witter, 2.099%,
        due 01/03/06 (Cost - $6,244,543)........ $6,246,000     6,244,543
                                                            -------------

      TOTAL INVESTMENTS - 99.9%
      (Cost $291,224,274)                                     334,855,419

      Other Assets and Liabilities (net) - 0.1%                   180,772
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 335,036,191
                                                            =============

* Non-income producing security.

(a) Security is in default.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                        SHARES   (NOTE 2)
             ------------------------------------------------------

             COMMON STOCKS - 97.2%
             AEROSPACE & DEFENSE - 6.3%
             Lockheed Martin Corp.............. 33,900 $  2,157,057
             Northrop Grumman Corp............. 28,750    1,728,163
             United Technologies Corp.......... 19,340    1,081,299
                                                       ------------
                                                          4,966,519
                                                       ------------
             AIR FREIGHT & LOGISTICS - 0.2%
             CNF, Inc..........................  3,370      188,349
                                                       ------------
             AUTO COMPONENTS - 0.0%
             Johnson Controls, Inc.............    400       29,164
                                                       ------------
             BANKS - 11.1%
             Bank of America Corp.............. 72,378    3,340,245
             Mellon Financial Corp............. 22,130      757,953
             PNC Financial Services Group, Inc. 19,340    1,195,792
             SunTrust Banks, Inc............... 24,390    1,774,616
             UBS AG............................  7,600      723,039
             Wells Fargo & Co.................. 14,840      932,397
                                                       ------------
                                                          8,724,042
                                                       ------------
             BEVERAGES - 1.4%
             Coca-Cola Co......................  4,570      184,217
             Diageo Plc........................ 37,540      543,565
             PepsiCo, Inc......................  6,500      384,020
                                                       ------------
                                                          1,111,802
                                                       ------------
             BUILDING PRODUCTS - 2.4%
             Masco Corp........................ 53,700    1,621,203
             Sherwin-Williams Co...............  5,510      250,264
                                                       ------------
                                                          1,871,467
                                                       ------------
             CHEMICALS - 5.9%
             Air Liquide S.A...................    420       80,822
             Air Products & Chemicals, Inc..... 12,890      762,959
             Dow Chemical Co................... 16,340      716,019
             E.I. du Pont de Nemours & Co...... 19,210      816,425
             Nalco Holding Co.*................  9,910      175,506
             PPG Industries, Inc............... 17,230      997,617
             Praxair, Inc......................  5,170      273,803
             Syngenta AG*......................  6,380      793,285
                                                       ------------
                                                          4,616,436
                                                       ------------
             COMMUNICATIONS EQUIPMENT - 0.5%
             Cisco Systems, Inc.*.............. 21,360      365,683
                                                       ------------
             CONTAINERS & PACKAGING - 0.3%
             Smurfit-Stone Container Corp.*.... 16,670      236,214
                                                       ------------
             ELECTRIC UTILITIES - 5.7%
             Allegheny Energy, Inc.*...........  3,500      110,775
             Dominion Resources, Inc........... 26,730    2,063,556
             Entergy Corp......................  4,500      308,925
             Exelon Corp.......................  5,280      280,579
             FPL Group, Inc.................... 12,230      508,279
             PPL Corp.......................... 13,840      406,896

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - CONTINUED
          Public Service Enterprise Group, Inc...  6,120 $    397,617
          TXU Corp...............................  7,760      389,474
                                                         ------------
                                                            4,466,101
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.7%
          Emerson Electric Co....................  1,030       76,941
          Noble Corp.............................  6,770      477,556
                                                         ------------
                                                              554,497
                                                         ------------
          FINANCIAL - DIVERSIFIED - 11.0%
          American Express Co.................... 29,940    1,540,712
          Ameriprise Financial, Inc..............  4,380      179,580
          Fannie Mae............................. 22,460    1,096,273
          Franklin Resources, Inc................  4,300      404,243
          Freddie Mac............................ 13,340      871,769
          Goldman Sachs Group, Inc. (The)........ 24,060    3,072,703
          Lehman Brothers Holdings, Inc..........  4,670      598,554
          MBNA Corp.............................. 15,610      423,811
          Merrill Lynch & Co., Inc...............  6,740      456,500
                                                         ------------
                                                            8,644,145
                                                         ------------
          FOOD PRODUCTS - 3.9%
          Archer-Daniels-Midland Co.............. 20,806      513,076
          H.J. Heinz Co.......................... 16,220      546,938
          Kellogg Co............................. 25,930    1,120,695
          Nestle S.A.............................  1,564      467,434
          Sara Lee Corp.......................... 20,580      388,962
                                                         ------------
                                                            3,037,105
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
          Johnson & Johnson...................... 35,530    2,135,353
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 0.2%
          Baxter International, Inc..............  3,950      148,718
                                                         ------------
          HOUSEHOLD PRODUCTS - 0.7%
          Kimberly-Clark Corp....................  9,210      549,377
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.0%
          Cooper Industries, Ltd., - Class A.....  8,630      629,990
          Tyco International, Ltd................  6,880      198,557
                                                         ------------
                                                              828,547
                                                         ------------
          INSURANCE - 6.2%
          AFLAC, Inc.............................  1,640       76,129
          Allstate Corp. (The)................... 42,090    2,275,806
          Chubb Corp. (The)......................  7,200      703,080
          CIGNA Corp.............................  2,820      314,994
          Hartford Financial Services Group, Inc. 14,260    1,224,791
          Lincoln National Corp..................  4,690      248,711
                                                         ------------
                                                            4,843,511
                                                         ------------
          IT CONSULTING & SERVICES - 1.6%
          Accenture, Ltd., - Class A............. 43,540    1,257,000
                                                         ------------
          LEISURE EQUIPMENT & PRODUCTS - 0.4%
          Hasbro, Inc............................ 15,480      312,386
                                                         ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               --------------------------------------------------
               SECURITY                                 VALUE
               DESCRIPTION                    SHARES   (NOTE 2)
               --------------------------------------------------

               MACHINERY - 2.9%
               Deere & Co.................... 22,420 $  1,527,026
               Finning International, Inc....  2,930       93,332
               Illinois Tool Works, Inc......  7,310      643,207
                                                     ------------
                                                        2,263,565
                                                     ------------
               MEDIA - 2.7%
               Reed Elsevier Plc............. 52,070      488,616
               Tribune Co.................... 11,070      334,978
               Viacom, Inc. - Class B........ 29,590      964,634
               Walt Disney Co. (The)......... 13,720      328,869
                                                     ------------
                                                        2,117,097
                                                     ------------
               OIL & GAS - 10.7%
               Amerada Hess Corp.............  4,960      629,027
               BP Plc, (ADR)................. 15,950    1,024,309
               Chevron Corp.................. 11,074      628,671
               ConocoPhillips................ 29,150    1,695,947
               Devon Energy Corp.............  9,830      614,768
               EOG Resources, Inc............  9,250      678,673
               Exxon Mobil Corp.............. 24,120    1,354,820
               Total S.A., (ADR)............. 14,140    1,787,296
                                                     ------------
                                                        8,413,511
                                                     ------------
               PAPER & FOREST PRODUCTS - 1.1%
               Bowater, Inc..................  3,800      116,736
               International Paper Co........ 23,190      779,416
                                                     ------------
                                                          896,152
                                                     ------------
               PHARMACEUTICALS - 3.9%
               Abbott Laboratories........... 19,430      766,125
               Eli Lilly & Co................  2,670      151,095
               Merck & Co., Inc.............. 36,510    1,161,383
               Wyeth......................... 21,130      973,459
                                                     ------------
                                                        3,052,062
                                                     ------------
               RETAIL - SPECIALTY - 1.9%
               Gap, Inc. (The)............... 45,020      794,153
               Lowe's Cos., Inc..............  6,300      419,958
               TJX Cos., Inc................. 13,590      315,695
                                                     ------------
                                                        1,529,806
                                                     ------------

        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        ROAD & RAIL - 1.6%
        Burlington Northern Santa Fe Corp.....     14,200 $  1,005,644
        Norfolk Southern Corp.................      5,360      240,289
                                                          ------------
                                                             1,245,933
                                                          ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
        Analog Devices, Inc...................      9,480      340,048
                                                          ------------
        SOFTWARE - 0.9%
        Oracle Corp.*.........................     37,320      455,677
        Symantec Corp.*.......................     15,630      273,525
                                                          ------------
                                                               729,202
                                                          ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.6%
        Sprint Nextel Corp....................     75,680    1,767,885
        Verizon Communications, Inc...........     36,660    1,104,199
                                                          ------------
                                                             2,872,084
                                                          ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
        Vodafone Group Plc....................    451,210      973,217
                                                          ------------
        TOBACCO - 3.5%
        Altria Group, Inc.....................     36,400    2,719,808
                                                          ------------
        TRADING COMPANIES & DISTRIBUTORS - 0.6%
        W. W. Grainger, Inc...................      6,250      444,375
                                                          ------------
        Total Common Stocks
        (Cost $68,274,554)                                  76,483,276
                                                          ------------
        SHORT-TERM INVESTMENT - 2.8%
        COMMERCIAL PAPER - 2.8%
        AIG Funding, Inc. 2.000%, due 01/03/06
          (Cost - $2,181,515)................. $2,182,000    2,181,515
                                                          ------------

        TOTAL INVESTMENTS - 100.0%
        (Cost $70,456,069)                                  78,664,791

        Other Assets and Liabilities (net) - 0.0%               (7,037)
                                                          ------------

        TOTAL NET ASSETS - 100.0%                         $ 78,657,754
                                                          ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.5%
        AUSTRALIA - 8.2%
        Coles Myer, Ltd.........................   264,800 $   1,984,855
        National Australia Bank, Ltd............   281,867     6,704,620
        Telstra Corp., Ltd...................... 1,740,014     5,020,307
        Wesfarmers, Ltd.........................   112,321     3,048,564
                                                           -------------
                                                              16,758,346
                                                           -------------
        BELGIUM - 3.2%
        Fortis..................................   202,500     6,448,235
                                                           -------------
        FINLAND - 1.4%
        UPM-Kymmene OYJ.........................   141,500     2,774,865
                                                           -------------
        FRANCE - 9.0%
        Compagnie de Saint-Gobain...............    60,300     3,588,215
        Societe Generale........................    54,400     6,693,287
        Suez S.A................................    34,800     1,083,003
        Total S.A...............................    27,639     6,945,328
                                                           -------------
                                                              18,309,833
                                                           -------------
        GERMANY - 6.9%
        Bayer AG................................   139,100     5,813,047
        RWE AG..................................   111,817     8,282,476
                                                           -------------
                                                              14,095,523
                                                           -------------
        HONG KONG - 1.1%
        HongKong Electric Holdings, Ltd.........   434,000     2,152,214
                                                           -------------
        ITALY - 3.0%
        Banca Intesa SpA........................ 1,165,600     6,176,858
                                                           -------------
        JAPAN - 18.5%
        Canon, Inc..............................   121,500     7,111,893
        KDDI Corp...............................     1,393     8,035,630
        Matsushita Electric Industrial Co., Ltd.   338,000     6,523,159
        Nintendo Co., Ltd.......................     6,600       797,845
        Takeda Pharmaceutical Co., Ltd..........   125,100     6,770,767
        Toyota Motor Corp.......................   162,600     8,441,737
                                                           -------------
                                                              37,681,031
                                                           -------------
        NETHERLANDS - 6.0%
        ING Groep NV............................   231,800     8,042,778
        Reed Elsevier NV........................   302,130     4,221,831
                                                           -------------
                                                              12,264,609
                                                           -------------
        SINGAPORE - 2.1%
        Overseas-Chinese Banking Corp., Ltd..... 1,048,320     4,223,284
                                                           -------------
        SOUTH KOREA - 1.2%
        POSCO (ADR).............................    48,000     2,376,480
                                                           -------------
        SPAIN - 9.4%
        Banco Santander Central Hispano S.A.....   514,400     6,792,050
        Iberdrola S.A...........................   190,845     5,218,308
        Telefonica S.A..........................   478,364     7,199,943
                                                           -------------
                                                              19,210,301
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       UNITED KINGDOM - 28.5%
       Aviva Plc................................    584,600 $  7,083,296
       Boots Group Plc..........................    155,800    1,619,982
       BP Plc...................................    602,300    6,407,535
       GlaxoSmithKline Plc......................    291,146    7,350,554
       HBOS Plc.................................    448,200    7,649,069
       Lloyds TSB Group Plc.....................    801,100    6,725,720
       Rio Tinto Plc............................    144,771    6,605,924
       Royal Dutch Shell Plc, - Class A.........    242,039    7,389,130
       Unilever Plc.............................    713,382    7,068,202
                                                            ------------
                                                              57,899,412
                                                            ------------
       Total Common Stocks
       (Cost $178,102,516)                                   200,370,991
                                                            ------------
       WARRANT - 0.0%
       FRANCE - 0.0%
       Suez Lyonn Eaux*
         (Cost - $624)..........................     34,800          412
                                                            ------------

       SHORT-TERM INVESTMENT - 1.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.000% to
         be repurchased at $3,307,735 on
         01/03/06 collateralized by $3,015,000
         U.S. Treasury Bond 5.250% due 02/15/29
         with a value of $3,374,014 2.000%, due
         01/03/06 (Cost - $3,307,000)........... $3,307,000    3,307,000
                                                            ------------

       TOTAL INVESTMENTS - 100.1%
       (Cost $181,410,140)                                   203,678,403

       Other Assets and Liabilities (net) - (0.1)%              (160,463)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $203,517,940
                                                            ============

* Non-income producing security.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



Summary of Total Common Stock by Industry Classification 12/31/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Automobiles............................. $  8,442     4.1%
          Banks...................................   44,965    22.1
          Building Products.......................    3,588     1.8
          Chemicals...............................    5,813     2.9
          Electric Utilities......................    7,371     3.6
          Financial - Diversified.................   14,491     7.1
          Food & Drug Retailing...................    3,605     1.8
          Food Products...........................    7,068     3.5
          Household Durables......................    7,321     3.6
          Industrial - Diversified................    3,049     1.5
          Insurance...............................    7,083     3.5
          Media...................................    4,222     2.1
          Metals & Mining.........................    8,982     4.4
          Office Furnishing & Supplies............    7,112     3.5
          Oil & Gas...............................   30,107    14.8
          Paper & Forest Products.................    2,775     1.4
          Pharmaceuticals.........................   14,121     6.9
          Telecommunication Services - Diversified   12,220     6.0
          Telecommunication Services - Wireless...    8,036     3.9
                                                   --------    ----
          Total................................... $200,371    98.5%
                                                   ========    ====

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ---------------------------------------------------
              SECURITY                                  VALUE
              DESCRIPTION                     SHARES   (NOTE 2)
              ---------------------------------------------------

              COMMON STOCKS - 97.8%
              AEROSPACE & DEFENSE - 2.7%
              General Dynamics Corp..........  4,133 $    471,369
              Rockwell Automation, Inc.......  2,829      167,363
              United Technologies Corp....... 11,400      637,374
                                                     ------------
                                                        1,276,106
                                                     ------------
              AIRLINES - 0.5%
              Southwest Airlines Co.......... 14,952      245,661
                                                     ------------
              AUTO COMPONENTS - 1.3%
              Johnson Controls, Inc..........  8,203      598,081
                                                     ------------
              AUTOMOBILES - 1.0%
              Ford Motor Co.................. 57,392      443,066
                                                     ------------
              BANKS - 6.7%
              Bank of America Corp...........  5,897      272,146
              Compass Bancshares, Inc........    966       46,648
              First Horizon National Corp....  4,942      189,970
              National City Corp............. 17,572      589,892
              SunTrust Banks, Inc............  7,496      545,409
              U.S. Bancorp................... 15,946      476,626
              Wachovia Corp..................  4,852      256,477
              Wells Fargo & Co...............  7,926      497,991
              Zions Bancorp..................  2,889      218,293
                                                     ------------
                                                        3,093,452
                                                     ------------
              BEVERAGES - 1.3%
              PepsiCo, Inc................... 10,026      592,336
                                                     ------------
              BIOTECHNOLOGY - 0.2%
              Amgen, Inc.*...................  1,077       84,932
                                                     ------------
              CHEMICALS - 2.5%
              Air Products & Chemicals, Inc..  3,224      190,829
              Dow Chemical Co................  6,456      282,902
              E.I. du Pont de Nemours & Co...  6,052      257,210
              Ecolab, Inc....................  4,278      155,163
              PPG Industries, Inc............  2,617      151,524
              Praxair, Inc...................  1,926      102,001
                                                     ------------
                                                        1,139,629
                                                     ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.0%
              Automatic Data Processing, Inc.  6,616      303,608
              Fiserv, Inc.*..................  3,587      155,210
                                                     ------------
                                                          458,818
                                                     ------------
              COMMUNICATIONS EQUIPMENT - 2.8%
              Cisco Systems, Inc.*........... 13,008      222,697
              Motorola, Inc.................. 28,890      652,625
              Nokia Oyj, (ADR)............... 23,691      433,545
                                                     ------------
                                                        1,308,867
                                                     ------------

              COMPUTERS & PERIPHERALS - 2.4%
              Dell, Inc.*.................... 10,939      328,061
              EMC Corp.*.....................  3,602       49,059

            -------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            -------------------------------------------------------

            COMPUTERS & PERIPHERALS - CONTINUED
            Hewlett-Packard Co................. 16,428 $    470,334
            Sun Microsystems, Inc.*............ 65,496      274,428
                                                       ------------
                                                          1,121,882
                                                       ------------
            ELECTRIC UTILITIES - 1.3%
            Consolidated Edison, Inc...........  4,873      225,766
            Exelon Corp........................    964       51,227
            PG&E Corp..........................  1,239       45,991
            Southern Co........................  7,790      268,989
                                                       ------------
                                                            591,973
                                                       ------------
            ENERGY - 0.0%
            Aqua America, Inc..................      1           18
                                                       ------------
            ENERGY EQUIPMENT & SERVICES - 0.8%
            Emerson Electric Co................  3,581      267,501
            Weatherford International, Ltd.*...  3,345      121,089
                                                       ------------
                                                            388,590
                                                       ------------
            FINANCIAL - DIVERSIFIED - 7.8%
            American Express Co................  6,994      359,911
            Ameriprise Financial, Inc..........  1,398       57,318
            Citigroup, Inc.....................  6,187      300,255
            Federated Investors, Inc. - Class B  6,653      246,427
            Golden West Financial Corp.........  3,247      214,302
            Merrill Lynch & Co., Inc...........  6,562      444,444
            State Street Corp.................. 10,589      587,054
            T. Rowe Price Group, Inc........... 12,979      934,878
            Washington Mutual, Inc............. 11,280      490,680
                                                       ------------
                                                          3,635,269
                                                       ------------
            FOOD & DRUG RETAILING - 3.7%
            CVS Corp...........................  7,542      199,260
            Hershey Co.........................  7,147      394,872
            Sysco Corp......................... 11,327      351,703
            Walgreen Co........................ 17,544      776,497
                                                       ------------
                                                          1,722,332
                                                       ------------
            FOOD PRODUCTS - 2.6%
            Campbell Soup Co................... 11,492      342,117
            General Mills, Inc.................  6,230      307,264
            H.J. Heinz Co......................  9,791      330,152
            Kellogg Co.........................  1,035       44,733
            Sara Lee Corp...................... 10,247      193,668
                                                       ------------
                                                          1,217,934
                                                       ------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
            Becton, Dickinson & Co............. 10,048      603,684
            Biomet, Inc........................  6,444      235,657
            C.R. Bard, Inc.....................  2,581      170,139
            Johnson & Johnson.................. 13,618      818,442
            Medtronic, Inc.....................  3,431      197,523
            St. Jude Medical, Inc.*............  1,945       97,639
            Stryker Corp.......................  2,991      132,890
                                                       ------------
                                                          2,255,974
                                                       ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          HOUSEHOLD PRODUCTS - 1.3%
          Clorox Co..............................  1,917 $    109,058
          Colgate-Palmolive Co...................  8,881      487,123
                                                         ------------
                                                              596,181
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.1%
          3M Co..................................    752       58,280
          General Electric Co.................... 13,038      456,982
                                                         ------------
                                                              515,262
                                                         ------------
          INSURANCE - 2.7%
          ACE, Ltd...............................  1,864       99,612
          Axis Capital Holdings, Ltd.............  3,716      116,237
          Chubb Corp. (The)......................  7,229      705,912
          Hartford Financial Services Group, Inc.  1,199      102,982
          SAFECO Corp............................  4,302      243,063
                                                         ------------
                                                            1,267,806
                                                         ------------
          IT CONSULTING & SERVICES - 0.5%
          DST Systems, Inc.*.....................  3,693      221,248
                                                         ------------
          MACHINERY - 3.9%
          Caterpillar, Inc.......................  8,587      496,071
          Deere & Co.............................  8,525      580,638
          PACCAR, Inc............................  8,746      605,485
          Parker Hannifin Corp...................  1,602      105,668
                                                         ------------
                                                            1,787,862
                                                         ------------
          MEDIA - 6.5%
          Gannett Co., Inc.......................  6,551      396,794
          McGraw-Hill Cos., Inc.................. 20,725    1,070,032
          Omnicom Group, Inc.....................  5,800      493,754
          Reed Elsevier NV, (ADR)................ 32,097      896,790
          Walt Disney Co. (The)..................  6,935      166,232
                                                         ------------
                                                            3,023,602
                                                         ------------
          METALS & MINING - 4.1%
          Alcoa, Inc.............................  6,555      193,831
          BHP Billiton, Ltd., (ADR)..............  3,317      110,854
          Inco, Ltd..............................  9,326      406,334
          Newmont Mining Corp....................  1,574       84,052
          Rio Tinto Plc, (ADR)...................  6,081    1,111,546
                                                         ------------
                                                            1,906,617
                                                         ------------
          OFFICE FURNISHING & SUPPLIES - 1.0%
          Canon, Inc., (ADR).....................  8,131      478,347
                                                         ------------
          OIL & GAS - 7.4%
          Apache Corp............................  3,837      262,911
          Chevron Corp........................... 16,470      935,002
          ConocoPhillips.........................  8,718      507,213
          Exxon Mobil Corp....................... 10,784      605,737
          KeySpan Corp...........................  6,929      247,296
          Occidental Petroleum Corp..............  5,677      453,479
          Pioneer Natural Resources Co...........  8,353      428,259
                                                         ------------
                                                            3,439,897
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PAPER & FOREST PRODUCTS - 0.4%
         MeadWestvaco Corp.........................  5,896 $    165,265
                                                           ------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc. - Class A....  2,948       98,699
                                                           ------------
         PHARMACEUTICALS - 7.3%
         Abbott Laboratories.......................  9,656      380,736
         Barr Pharmaceuticals, Inc.*...............  7,384      459,949
         Bristol-Myers Squibb Co................... 11,150      256,227
         Eli Lilly & Co............................  6,270      354,819
         Merck & Co., Inc..........................  8,525      271,180
         Novartis AG, (ADR)........................  7,864      412,703
         Pfizer, Inc...............................  9,704      226,297
         Roche Holding AG, (ADR)...................  5,011      375,079
         Schering-Plough Corp...................... 24,861      518,352
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,544      152,428
                                                           ------------
                                                              3,407,770
                                                           ------------
         RETAIL - MULTILINE - 0.9%
         Costco Wholesale Corp.....................  1,928       95,378
         Federated Department Stores, Inc..........  4,669      309,667
                                                           ------------
                                                                405,045
                                                           ------------
         RETAIL - SPECIALTY - 4.7%
         Barnes & Noble, Inc.......................  3,958      168,888
         GameStop Corp. - Class B*.................  1,681       48,581
         Gap, Inc. (The)...........................  7,882      139,039
         Home Depot, Inc. (The)....................  2,315       93,711
         Lowe's Cos., Inc..........................  6,557      437,090
         Nordstrom, Inc............................  6,095      227,953
         Staples, Inc..............................  6,357      144,367
         Target Corp............................... 17,129      941,581
                                                           ------------
                                                              2,201,210
                                                           ------------
         ROAD & RAIL - 3.3%
         Burlington Northern Santa Fe Corp.........  6,950      492,199
         Norfolk Southern Corp..................... 23,080    1,034,676
                                                           ------------
                                                              1,526,875
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
         Applied Materials, Inc....................  8,964      160,814
         Freescale Semiconductor, Inc. - Class B*..  3,187       80,217
         Intel Corp................................ 23,894      596,394
         Texas Instruments, Inc.................... 20,852      668,724
                                                           ------------
                                                              1,506,149
                                                           ------------
         SOFTWARE - 2.1%
         Adobe Systems, Inc........................ 12,024      444,407
         Microsoft Corp............................ 20,155      527,053
                                                           ------------
                                                                971,460
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.5%
         ALLTEL Corp...............................  3,308      208,735
         AT&T, Inc.*............................... 27,697      678,300
         BellSouth Corp............................ 20,011      542,298
         Verizon Communications, Inc...............  6,467      194,786
                                                           ------------
                                                              1,624,119
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      Liz Claiborne, Inc..........................     3,216  $    115,197
                                                              ------------
      Total Common Stocks
      (Cost $37,204,502)                                        45,433,531
                                                              ------------
      SHORT-TERM INVESTMENT - 2.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to
        be repurchased at $990,143 on 01/03/06
        collateralized by $1,025,000 U.S. Treasury
        Note 4.000% due 11/15/12 with a value of
        $1,010,906 (Cost - $990,000)..............  $990,000       990,000
                                                              ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $38,194,502)                                        46,423,531

      Other Assets and Liabilities (net) - 0.0%                     22,331
                                                              ------------

      TOTAL NET ASSETS - 100.0%                               $ 46,445,862
                                                              ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          BANKS - 7.8%
          City National Corp......................    950 $    68,818
          Hudson City Bancorp, Inc................  3,310      40,117
          KeyCorp.................................  2,325      76,562
          Marshall & Ilsley Corp..................  1,350      58,104
          Mellon Financial Corp...................  3,405     116,621
          North Fork Bancorporation, Inc..........  2,060      56,362
          Zions Bancorp...........................    830      62,715
                                                          -----------
                                                              479,299
                                                          -----------
          BEVERAGES - 1.4%
          Molson Coors Brewing Co. - Class B......  1,300      87,087
                                                          -----------
          BUILDING PRODUCTS - 1.2%
          American Standard Cos., Inc.............  1,800      71,910
                                                          -----------
          CHEMICALS - 5.0%
          Air Products & Chemicals, Inc...........  1,865     110,389
          Ashland, Inc............................  1,745     101,035
          International Flavors & Fragrances, Inc.  1,415      47,403
          PPG Industries, Inc.....................    870      50,373
                                                          -----------
                                                              309,200
                                                          -----------
          COMMERCIAL SERVICES & SUPPLIES - 4.1%
          CCE Spinco, Inc.*.......................    280       3,668
          Dun & Bradstreet Corp. (The)*...........    970      64,951
          R.R. Donnelley & Sons Co................  1,830      62,604
          Republic Services, Inc..................  3,225     121,099
                                                          -----------
                                                              252,322
                                                          -----------
          COMMUNICATIONS EQUIPMENT - 2.0%
          Scientific-Atlanta, Inc.................  1,290      55,560
          Tellabs, Inc.*..........................  6,090      66,381
                                                          -----------
                                                              121,941
                                                          -----------
          COMPUTERS & PERIPHERALS - 4.8%
          Imation Corp............................  1,770      81,544
          NCR Corp.*..............................  2,520      85,529
          Symbol Technologies, Inc................ 10,060     128,969
                                                          -----------
                                                              296,042
                                                          -----------
          CONTAINERS & PACKAGING - 1.9%
          Ball Corp...............................  2,860     113,599
                                                          -----------
          ELECTRIC UTILITIES - 6.3%
          Allegheny Energy, Inc.*.................  1,615      51,115
          Edison International....................  1,990      86,784
          Entergy Corp............................     50       3,433
          NRG Energy, Inc.*.......................  1,695      79,868
          NSTAR...................................  2,380      68,306
          PG&E Corp...............................  2,395      88,902
          Reliant Energy, Inc.*...................    660       6,811
                                                          -----------
                                                              385,219
                                                          -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
          Xerox Corp.*............................  7,725     113,171
                                                          -----------

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            ENERGY - 1.5%
            Constellation Energy Group, Inc...... 1,555  $    89,568
                                                         -----------
            ENERGY EQUIPMENT & SERVICES - 1.9%
            Nabors Industries, Ltd.*.............   475       35,981
            Transocean, Inc.*....................   630       43,905
            Weatherford International, Ltd.*..... 1,000       36,200
                                                         -----------
                                                             116,086
                                                         -----------
            FINANCIAL - DIVERSIFIED - 7.1%
            A.G. Edwards, Inc.................... 1,270       59,512
            Bear Stearns Cos., Inc...............   860       99,356
            BISYS Group, Inc.*................... 5,520       77,335
            Federated Investors, Inc. - Class B.. 3,475      128,714
            Marsh & McLennan Cos., Inc........... 2,290       72,731
                                                         -----------
                                                             437,648
                                                         -----------
            FOOD & DRUG RETAILING - 2.9%
            CVS Corp............................. 2,225       58,785
            Safeway, Inc......................... 4,935      116,762
                                                         -----------
                                                             175,547
                                                         -----------
            FOOD PRODUCTS - 0.9%
            H.J. Heinz Co........................ 1,650       55,638
                                                         -----------
            HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
            Boston Scientific Corp.*............. 3,690       90,368
            IMS Health, Inc...................... 2,850       71,022
                                                         -----------
                                                             161,390
                                                         -----------
            HEALTH CARE PROVIDERS & SERVICES - 3.8%
            Laboratory Corp. of America Holdings* 1,695       91,275
            McKesson Corp........................   610       31,470
            Tenet Healthcare Corp.*.............. 8,580       65,723
            Triad Hospitals, Inc.*............... 1,125       44,134
                                                         -----------
                                                             232,602
                                                         -----------
            HOTELS, RESTAURANTS & LEISURE - 3.8%
            Expedia, Inc.*....................... 3,885       93,085
            Harrah's Entertainment, Inc..........   870       62,022
            Royal Caribbean Cruises, Ltd......... 1,710       77,053
                                                         -----------
                                                             232,160
                                                         -----------
            INSURANCE - 11.1%
            Assurant, Inc........................ 1,740       75,673
            CIGNA Corp...........................   760       84,892
            Genworth Financial, Inc. - Class A... 1,500       51,870
            Platinum Underwriters Holdings, Ltd.. 1,920       59,654
            PMI Group, Inc....................... 2,865      117,666
            SAFECO Corp.......................... 1,265       71,472
            UnumProvident Corp................... 3,980       90,545
            White Mountains Insurance Group, Ltd.   105       58,648
            Willis Group Holdings, Ltd........... 2,030       74,988
                                                         -----------
                                                             685,408
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                         SHARES  (NOTE 2)
             ------------------------------------------------------

             LEISURE EQUIPMENT & PRODUCTS - 0.9%
             Eastman Kodak Co................... 2,420  $    56,628
                                                        -----------
             MACHINERY - 1.6%
             Deere & Co......................... 1,480      100,803
                                                        -----------
             MEDIA - 3.8%
             Clear Channel Communications, Inc.. 2,315       72,807
             Entercom Communications Corp.*..... 1,720       51,032
             Interpublic Group of Cos., Inc.*... 9,845       95,004
             Regal Entertainment Group - Class A   895       17,023
                                                        -----------
                                                            235,866
                                                        -----------
             METALS & MINING - 1.7%
             Freeport-McMoRan Copper & Gold,
               Inc. - Class B................... 1,060       57,028
             Novelis, Inc....................... 2,120       44,287
                                                        -----------
                                                            101,315
                                                        -----------
             OIL & GAS - 4.7%
             Apache Corp........................   755       51,733
             Devon Energy Corp.................. 1,160       72,546
             ENSCO International, Inc...........   820       36,367
             Occidental Petroleum Corp..........   960       76,685
             Tesoro Corp........................   820       50,471
                                                        -----------
                                                            287,802
                                                        -----------
             PHARMACEUTICALS - 2.2%
             Perrigo Co......................... 4,180       62,324
             Shire Pharmaceuticals Group Plc.... 1,930       74,865
                                                        -----------
                                                            137,189
                                                        -----------
             RETAIL - MULTILINE - 2.8%
             BJ's Wholesale Club, Inc.*......... 3,335       98,583
             Federated Department Stores, Inc... 1,135       75,284
                                                        -----------
                                                            173,867
                                                        -----------

      -------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - SPECIALTY - 2.1%
      Foot Locker, Inc...........................     5,480  $   129,273
                                                             -----------
      ROAD & RAIL - 0.8%
      Canadian National Railway Co...............       635       50,794
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
      CenturyTel, Inc............................       985       32,662
      Cincinnati Bell, Inc.*.....................    13,370       46,929
                                                             -----------
                                                                  79,591
                                                             -----------
      TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Liz Claiborne, Inc.........................     1,065       38,148
                                                             -----------
      TOBACCO - 1.2%
      UST, Inc...................................     1,745       71,248
                                                             -----------
      TRADING COMPANIES & DISTRIBUTORS - 2.0%
      W. W. Grainger, Inc........................     1,735      123,359
                                                             -----------
      Total Common Stocks
      (Cost $5,736,967)                                        6,001,720
                                                             -----------
      SHORT-TERM INVESTMENT - 3.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to be
        repurchased at $202,029 on 01/03/06
        collateralized by $150,000 U.S. Treasury
        Bond 8.125% due 08/15/19 with a value of
        $208,688 (Cost - $202,000)...............  $202,000      202,000
                                                             -----------

      TOTAL INVESTMENTS - 100.9%
      (Cost $5,938,967)                                        6,203,720

      Other Assets and Liabilities (net) - (0.9%)                (53,605)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $ 6,150,115
                                                             ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.0%
           AEROSPACE & DEFENSE - 2.5%
           Armor Holdings, Inc.*..................   216  $     9,212
           Ceradyne, Inc.*........................   738       32,324
           DRS Technologies, Inc..................   278       14,295
           Innovative Solutions & Support, Inc.*..   663        8,473
           K&F Industries Holdings, Inc.*.........   825       12,672
           World Fuel Services Corp............... 2,190       73,847
                                                          -----------
                                                              150,823
                                                          -----------
           AIR FREIGHT & LOGISTICS - 0.3%
           Hub Group, Inc. - Class A*.............   500       17,675
                                                          -----------
           AIRLINES - 0.4%
           SkyWest, Inc...........................   674       18,104
           WestJet Airlines Ltd.*.................   406        4,321
                                                          -----------
                                                               22,425
                                                          -----------
           AUTOMOBILES - 0.3%
           Thor Industries, Inc...................   373       14,946
                                                          -----------
           BANKS - 1.8%
           Accredited Home Lenders Holding Co.*...   125        6,198
           Boston Private Financial Holdings, Inc.   149        4,533
           Cascade Bancorp........................   196        4,510
           City Holding Co........................   131        4,709
           Corus Bankshares, Inc..................   153        8,609
           First Bancorp.......................... 1,028       12,757
           Frontier Financial Corp................   234        7,488
           Glacier Bancorp, Inc...................   374       11,239
           Hanmi Financial Corp...................   394        7,037
           Sandy Spring Bancorp, Inc..............   178        6,209
           TrustCo Bank Corp......................   915       11,364
           Virginia Commerce Bancorp, Inc.*.......   422       12,276
           Wilshire Bancorp, Inc..................   736       12,652
                                                          -----------
                                                              109,581
                                                          -----------
           BEVERAGES - 0.1%
           Hansen Natural Corp.*..................    61        4,807
                                                          -----------
           BIOTECHNOLOGY - 5.0%
           Abgenix, Inc.*......................... 1,239       26,651
           Alexion Pharmaceuticals, Inc.*......... 1,995       40,399
           Alkermes, Inc.*........................ 1,143       21,854
           Cotherix, Inc.*........................   589        6,255
           deCODE genetics, Inc.*.................   619        5,113
           Digene Corp.*..........................   422       12,310
           Geron Corp.*...........................   943        8,119
           LifeCell Corp.*........................   937       17,868
           Neurocrine Biosciences, Inc.*..........   700       43,911
           OraSure Technologies, Inc.*............   563        4,966
           PRA International*.....................   605       17,031
           Progenics Pharmaceuticals, Inc.*.......   400       10,004
           Serologicals Corp.*....................   335        6,613
           Tanox, Inc.*...........................   869       14,225

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          BIOTECHNOLOGY - CONTINUED
          Techne Corp.*............................   218  $    12,241
          United Therapeutics Corp.*...............   681       47,071
          ViaCell, Inc.*........................... 1,215        6,828
                                                           -----------
                                                               301,459
                                                           -----------
          BUILDING PRODUCTS - 0.4%
          Lennox International, Inc................   615       17,343
          Simpson Manufacturing Co., Inc...........   186        6,761
                                                           -----------
                                                                24,104
                                                           -----------
          CHEMICALS - 0.0%
          Westlake Chemical Corp...................    79        2,276
                                                           -----------
          COMMERCIAL SERVICES & SUPPLIES - 6.2%
          Aleris Intlernational, Inc.*.............   447       14,411
          Barrett Business Services, Inc.*.........   495       12,370
          Bright Horizons Family Solutions, Inc.*..   246        9,114
          Cogent, Inc.*............................   425        9,639
          CoStar Group, Inc.*...................... 1,370       59,143
          CSG Systems International, Inc.*.........   390        8,705
          eFunds Corp.*............................   700       16,408
          FTI Consulting, Inc.*....................   427       11,717
          Gevity HR, Inc...........................   298        7,664
          Headwaters, Inc.*........................   551       19,527
          Heartland Payment Systems, Inc.*.........   865       18,736
          Heidrick & Struggles International, Inc.*    54        1,731
          Huron Consulting Group, Inc.*............   740       17,753
          Intermap Technologies Corp.*............. 4,462       19,135
          John H. Harland Co.......................   164        6,166
          Kforce, Inc.*............................ 1,131       12,622
          Labor Ready, Inc.*.......................   707       14,720
          LECG Corp.*..............................   602       10,463
          Mobile Mini, Inc.*.......................   165        7,821
          MoneyGram International, Inc.............   358        9,337
          Navigant Consulting, Inc.*............... 1,100       24,178
          On Assignment, Inc.*..................... 1,395       15,219
          Resources Connection, Inc.*..............   878       22,881
          Sotheby's Holdings, Inc. - Class A*......   859       15,771
          Waste Services, Inc.*.................... 2,610        8,691
                                                           -----------
                                                               373,922
                                                           -----------
          COMMUNICATIONS EQUIPMENT - 1.9%
          ADTRAN, Inc..............................   613       18,231
          Arris Group, Inc.*....................... 2,961       28,041
          Avocent Corp.*...........................   557       15,145
          CommScope, Inc.*.........................   701       14,111
          Comtech Telecommunications Corp.*........   138        4,215
          Emulex Corp.*............................   688       13,615
          Ixia*.................................... 1,130       16,701
          Tekelec*.................................   507        7,047
                                                           -----------
                                                               117,106
                                                           -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMPUTERS & PERIPHERALS - 1.0%
          Intergraph Corp.*........................   436  $    21,717
          Mercury Computer Systems, Inc.*..........   359        7,406
          Palm, Inc.*..............................   441       14,024
          Presstek, Inc.*..........................   323        2,920
          TransAct Technologies, Inc.*............. 1,580       12,482
                                                           -----------
                                                                58,549
                                                           -----------
          CONSTRUCTION & ENGINEERING - 0.4%
          Perini Corp.*............................   409        9,877
          Walter Industries, Inc...................   248       12,331
                                                           -----------
                                                                22,208
                                                           -----------
          CONSTRUCTION MATERIALS - 0.2%
          Eagle Materials, Inc.....................   102       12,481
                                                           -----------
          CONTAINERS & PACKAGING - 1.3%
          Jarden Corp.*............................ 2,259       68,109
          Silgan Holdings, Inc.....................   338       12,208
                                                           -----------
                                                                80,317
                                                           -----------
          ELECTRIC UTILITIES - 0.1%
          Ormat Technologies, Inc..................   186        4,862
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.1%
          Directed Electronics, Inc.*.............. 1,250       17,938
          General Cable Corp.*.....................   784       15,445
          Metrologic Instruments, Inc.*............   700       13,482
          Paxar Corp.*.............................   369        7,243
          Regal-Beloit Corp........................   422       14,939
                                                           -----------
                                                                69,047
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
          Anixter International, Inc...............   363       14,201
          Hittite Microwave Corp.*.................   370        8,562
          Intevac, Inc.*........................... 1,100       14,520
          Itron, Inc.*.............................   337       13,493
          Optimal Group, Inc.*..................... 2,010       40,723
          Plexus Corp.*............................   188        4,275
          ScanSource, Inc.*........................   115        6,288
          ThermoGenesis Corp.*..................... 2,195       10,602
          Trimble Navigation Ltd.*.................   900       31,941
                                                           -----------
                                                               144,605
                                                           -----------
          ENERGY EQUIPMENT & SERVICES - 2.1%
          Basic Energy Services, Inc.*.............   515       10,274
          Cal Dive International, Inc.*............   882       31,655
          Global Industries Ltd.*..................   706        8,013
          Key Energy Services, Inc.*............... 1,335       17,983
          Oil States International, Inc.*..........   459       14,541
          Superior Energy Services, Inc.*..........   591       12,441
          TETRA Technologies, Inc.*................   539       16,450
          W-H Energy Services, Inc.*...............   441       14,588
                                                           -----------
                                                               125,945
                                                           -----------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          FINANCIAL - DIVERSIFIED - 4.4%
          Advanta Corp. - Class B.................   358  $    11,614
          Affiliated Managers Group, Inc.*........   248       19,902
          Calamos Asset Management, Inc. - Class A   970       30,507
          CompuCredit Corp.*......................   421       16,200
          Euronet Worldwide, Inc.*................ 2,975       82,705
          First Cash Financial Services, Inc.*....   140        4,082
          Gladstone Capital Corp..................   317        6,778
          IntercontinentalExchange, Inc.*.........   395       14,358
          International Securities Exchange, Inc.* 1,510       41,555
          Jackson Hewitt Tax Service, Inc.........   565       15,656
          optionsXpress Holdings, Inc.............   715       17,553
          Portfolio Recovery Associates, Inc.*....   180        8,359
                                                          -----------
                                                              269,269
                                                          -----------
          FOOD & DRUG RETAILING - 0.6%
          Central European Distribution Corp.*....    44        1,766
          Flowers Foods, Inc......................   354        9,756
          Longs Drug Stores Corp..................   388       14,120
          Provide Commerce, Inc.*.................   357       11,820
                                                          -----------
                                                               37,462
                                                          -----------
          FOOD PRODUCTS - 0.3%
          Gold Kist, Inc.*........................   374        5,591
          TreeHouse Foods, Inc.*..................   665       12,449
                                                          -----------
                                                               18,040
                                                          -----------
          HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
          Advanced Medical Optics, Inc.*..........   186        7,775
          ArthroCare Corp.*.......................   190        8,007
          AtriCure, Inc.*.........................   440        4,686
          Biosite, Inc.*..........................   232       13,059
          Dexcom, Inc.*...........................   530        7,908
          Encore Medical Corp.*................... 1,425        7,054
          Foxhollow Technologies, Inc.*...........   755       22,491
          Greatbatch, Inc.*.......................   538       13,993
          I-Flow Corp.*........................... 2,155       31,506
          Illumina, Inc.*.........................   375        5,288
          Intuitive Surgical, Inc.*...............    98       11,492
          Kyphon, Inc.*...........................   393       16,046
          Mentor Corp.............................   270       12,442
          Molecular Devices Corp.*................   296        8,563
          Palomar Medical Technologies, Inc.*.....   481       16,854
          SeraCare Life Sciences, Inc.*........... 2,135       19,322
          STERIS Corp.............................   211        5,279
          Sybron Dental Specialties, Inc.*........   421       16,760
          Symmetry Medical, Inc.*.................   380        7,368
          Thoratec Corp.*......................... 1,114       23,049
          TriPath Imaging, Inc.*..................   962        5,811
          Ventana Medical Systems, Inc.*..........   155        6,564
          Wright Medical Group, Inc.*.............   955       19,482
                                                          -----------
                                                              290,799
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 6.5%
        Advisory Board Co.*..........................    870 $    41,473
        Amedisys, Inc.*..............................     74       3,126
        Beverly Enterprises, Inc.*...................  1,346      15,708
        Centene Corp.*...............................  1,945      51,134
        ev3, Inc.*...................................    615       9,065
        First Horizon Pharmaceutical Corp.*..........    681      11,747
        Hythiam, Inc.*...............................  3,130      19,249
        LHC Group, Inc.*.............................  1,070      18,650
        Matria Healthcare, Inc.*.....................    372      14,419
        Odyssey HealthCare, Inc.*....................    797      14,856
        Omnicell, Inc.*..............................  2,905      34,715
        Per-Se Technologies, Inc.*...................    729      17,029
        PSS World Medical, Inc.*.....................  3,158      46,865
        Radiation Therapy Services, Inc.*............    795      28,071
        Sierra Health Services, Inc.*................    174      13,913
        Sunrise Senior Living, Inc.*.................     90       3,034
        United Surgical Partners International, Inc.*  1,277      41,056
        Ventiv Health, Inc.*.........................    561      13,251
                                                             -----------
                                                                 397,361
                                                             -----------
        HOTELS, RESTAURANTS & LEISURE - 3.1%
        Ambassadors Group, Inc.......................    567      12,979
        Bluegreen Corp.*.............................    707      11,171
        California Pizza Kitchen, Inc.*..............    472      15,090
        Century Casinos, Inc.*.......................  3,610      31,046
        Four Seasons Hotels, Inc.....................    305      15,174
        IHOP Corp....................................    300      14,073
        Mikohn Gaming Corp.*.........................  2,550      25,168
        Multimedia Games, Inc.*......................  1,157      10,702
        OneTravel Holdings, Inc.*....................  4,630       9,399
        Orient-Express Hotels, Ltd...................    935      29,471
        Papa John's International, Inc.*.............    278      16,488
                                                             -----------
                                                                 190,761
                                                             -----------
        HOUSEHOLD DURABLES - 0.8%
        Ethan Allen Interiors, Inc...................    335      12,237
        Knoll, Inc...................................    905      15,484
        Matthews International Corp. - Class A.......    107       3,896
        Stanley Furniture Co., Inc...................    215       4,984
        WCI Communities, Inc.*.......................    335       8,995
                                                             -----------
                                                                  45,596
                                                             -----------
        INSURANCE - 1.0%
        HealthExtras, Inc.*..........................  1,300      32,630
        ProAssurance Corp.*..........................    162       7,880
        Selective Insurance Group, Inc...............    236      12,531
        U.S.I. Holdings Corp.*.......................    525       7,229
                                                             -----------
                                                                  60,270
                                                             -----------
        INTERNET & CATALOG RETAIL - 2.8%
        Baby Universe, Inc.*.........................    180       1,509
        Blue Nile, Inc.*.............................    745      30,031
        DrugMax, Inc.*............................... 15,175      18,210

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            INTERNET & CATALOG RETAIL - CONTINUED
            Insight Enterprises, Inc.*........... 1,002  $    19,649
            NetFlix, Inc.*.......................   655       17,724
            Submarino SA*........................ 2,280       40,514
            ValueVision Media, Inc.*............. 3,475       43,785
                                                         -----------
                                                             171,422
                                                         -----------
            INTERNET SOFTWARE & SERVICES - 5.4%
            Arbinet-thexchange, Inc.*............    34          238
            Blue Coat Systems, Inc.*.............   339       15,499
            CNET Networks, Inc.*................. 1,474       21,653
            DealerTrack Holdings, Inc.*..........   685       14,371
            Digital Insight Corp.*...............   500       16,010
            Digitas, Inc.*....................... 1,236       15,475
            EarthLink, Inc.*.....................   699        7,766
            eCollege.com, Inc.*..................   436        7,861
            Equinix, Inc.*.......................   965       39,334
            GSI Commerce, Inc.*.................. 1,725       26,030
            Infocrossing, Inc.*.................. 4,849       41,750
            j2 Global Communications, Inc.*......   196        8,377
            LivePerson, Inc.*.................... 5,825       32,678
            NETGEAR, Inc.*.......................   521       10,029
            TechTeam Global, Inc.*............... 1,490       14,960
            United Online, Inc...................   494        7,025
            ValueClick, Inc.*.................... 2,300       41,653
            WebEx Communications, Inc.*..........   371        8,025
                                                         -----------
                                                             328,734
                                                         -----------
            IT CONSULTING & SERVICES - 0.8%
            Anteon International Corp.*..........   390       21,197
            Covansys Corp.*......................   615        8,370
            Perot Systems Corp. - Class A*.......   541        7,650
            Workstream, Inc.*.................... 8,475       13,975
                                                         -----------
                                                              51,192
                                                         -----------
            LEISURE EQUIPMENT & PRODUCTS - 1.9%
            Leapfrog Enterprises, Inc.*..........   242        2,819
            Marvel Entertainment, Inc.*.......... 2,195       35,954
            Oakley, Inc..........................   651        9,563
            Polaris Industries, Inc..............   580       29,116
            RC2 Corp.*...........................   296       10,514
            WMS Industries, Inc.*................ 1,165       29,230
                                                         -----------
                                                             117,196
                                                         -----------
            MACHINERY - 1.8%
            Applied Industrial Technologies, Inc.   421       14,184
            JLG Industries, Inc..................   255       11,643
            Joy Global, Inc......................   126        5,040
            Lincoln Electric Holdings, Inc.......   308       12,215
            Manitowoc Co., Inc. (The)............   362       18,180
            Reliance Steel & Aluminum Co.........   354       21,636
            Terex Corp.*.........................   183       10,870
            Wabtec Corp..........................   655       17,620
                                                         -----------
                                                             111,388
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            MARINE - 0.1%
            Kirby Corp.*.........................    108 $     5,634
                                                         -----------
            MEDIA - 2.6%
            Catalina Marketing Corp..............    600      15,210
            Genius Products, Inc.*............... 13,760      27,795
            Harris Interactive, Inc.*............  2,745      11,831
            Lions Gate Entertainment Corp.*......  5,585      42,893
            Playboy Enterprises, Inc. - Class B*.    840      11,668
            Sonic Solutions, Inc.*...............  1,725      26,065
            Thomas Nelson, Inc...................    527      12,990
            TiVo, Inc.*..........................  1,892       9,687
                                                         -----------
                                                             158,139
                                                         -----------
            METALS & MINING - 0.8%
            Allegheny Technologies, Inc..........    474      17,102
            Birch Mountain Resources, Ltd.*......  2,120      15,200
            Century Aluminum Co.*................    333       8,728
            Cleveland-Cliffs, Inc................     78       6,909
            Quanex Corp..........................     67       3,348
                                                         -----------
                                                              51,287
                                                         -----------
            OIL & GAS - 3.8%
            Bill Barrett Corp.*..................    285      11,004
            Callon Petroleum Co.*................    605      10,678
            Carrizo Oil & Gas, Inc.*.............    540      13,343
            Clayton Williams Energy, Inc.*.......    390      16,279
            Edge Petroleum Corp.*................    332       8,270
            Frontier Oil Corp....................    497      18,652
            Gasco Energy, Inc.*..................  2,195      14,333
            Helmerich & Payne, Inc...............    204      12,630
            Holly Corp...........................    121       7,123
            KCS Energy, Inc.*....................    784      18,989
            Remington Oil & Gas Corp.*...........    333      12,155
            Synenco Energy, Inc. - Class A*......    943      13,782
            W&T Offshore, Inc....................    386      11,348
            Western Oil Sands, Inc. - Class A*...  2,658      63,398
                                                         -----------
                                                             231,984
                                                         -----------
            PERSONAL PRODUCTS - 0.4%
            NBTY, Inc.*..........................    599       9,734
            Parlux Fragrances, Inc.*.............    400      12,212
                                                         -----------
                                                              21,946
                                                         -----------
            PHARMACEUTICALS - 3.5%
            Adams Respiratory Therapeutics, Inc.*    420      17,077
            Alpharma, Inc. - Class A.............    670      19,102
            Coley Pharmaceutical Group, Inc.*....    220       3,335
            Connetics Corp.*.....................    573       8,280
            Cubist Pharmaceuticals, Inc.*........  2,583      54,889
            Idenix Pharmaceuticals, Inc.*........    401       6,861
            K-V Pharmaceutical Co. - Class A*....    850      17,510
            Kos Pharmaceuticals, Inc.*...........    202      10,449
            MGI Pharma, Inc.*....................  1,375      23,595

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           MWI Veterinary Supply, Inc.*...........   385  $     9,937
           New River Pharmaceuticals, Inc.*.......   300       15,564
           Pharmion Corp.*........................   655       11,639
           Renovis, Inc.*.........................   263        4,024
           Salix Pharmaceuticals, Ltd.*...........   670       11,779
                                                          -----------
                                                              214,041
                                                          -----------
           REAL ESTATE - 1.8%
           Alexandria Real Estate Equities, Inc...    57        4,589
           American Home Mortgage Investment Corp.
             (REIT)...............................   192        6,253
           Brookfield Homes Corp..................   166        8,255
           Corrections Corporation of America*....    90        4,047
           Digital Realty Trust, Inc. (REIT)......   615       13,918
           Jones Lang LaSalle, Inc................   608       30,613
           Kilroy Realty Corp. (REIT).............   261       16,156
           RAIT Investment Trust (REIT)...........   421       10,912
           Sovran Self Storage, Inc. (REIT).......   240       11,273
                                                          -----------
                                                              106,016
                                                          -----------
           RETAIL - SPECIALTY - 3.6%
           Aaron Rents, Inc.......................   554       11,679
           America's Car-Mart, Inc.*..............   380        6,278
           Charlotte Russe Holding, Inc.*.........   210        4,374
           Children's Place Retail Stores, Inc.*..   341       16,852
           Guitar Center, Inc.*...................   178        8,902
           Gymboree Corp. (The)*.................. 2,228       52,135
           Hughes Supply, Inc.....................   122        4,374
           Jos. A. Bank Clothiers, Inc.*..........   390       16,930
           Pacific Sunwear of California, Inc.*...   900       22,428
           Rush Enterprises, Inc. Class A*........   189        2,812
           Select Comfort Corp.*..................   674       18,434
           Sports Authority, Inc.*................   371       11,549
           Talbots, Inc. (The)....................   210        5,842
           Under Armour, Inc. - Class A*..........   145        5,555
           Zumiez, Inc.*..........................   765       33,063
                                                          -----------
                                                              221,207
                                                          -----------
           ROAD & RAIL - 1.4%
           Genesee & Wyoming, Inc. - Class A*.....   318       11,941
           Landstar System, Inc...................   173        7,221
           Old Dominion Freight Line, Inc.*.......   507       13,679
           Pacer International, Inc............... 1,492       38,881
           Sirva, Inc.*........................... 1,282       10,256
                                                          -----------
                                                               81,978
                                                          -----------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
           Cohu, Inc..............................   527       12,052
           Cymer, Inc.*...........................   521       18,501
           Diodes, Inc.*..........................   509       15,804
           DSP Group, Inc.*.......................   563       14,109
           FormFactor, Inc.*......................   310        7,573

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Kulicke & Soffa Industries, Inc.*..............   732  $     6,471
       Microsemi Corp.*...............................   764       21,132
       Microtune, Inc.*...............................   729        3,040
       MIPS Technologies, Inc.*....................... 1,420        8,066
       MKS Instruments, Inc.*.........................   350        6,262
       ON Semiconductor Corp.*........................ 2,401       13,278
       PortalPlayer, Inc.*............................   519       14,698
       Rudolph Technologies, Inc.*.................... 1,095       14,104
       Silicon Storage Technology, Inc.*..............   743        3,752
       Sunpower Corp.*................................    90        3,059
       Supertex, Inc.*................................   218        9,646
       Varian Semiconductor Equipment Associates,
         Inc.*........................................   359       15,771
       Zoran Corp.*...................................   915       14,832
                                                              -----------
                                                                  202,150
                                                              -----------
       SOFTWARE - 9.1%
       Advent Software, Inc.*.........................   500       14,455
       American Reprographics Co.*.................... 1,040       26,426
       Blackbaud, Inc................................. 1,435       24,510
       Cerner Corp.*..................................   234       21,273
       Dendrite International, Inc.*..................   803       11,571
       Emageon, Inc.*.................................   655       10,415
       Epicor Software Corp.*......................... 1,179       16,659
       EPIQ Systems, Inc.*............................   700       12,978
       Inter-Tel, Inc.................................   558       10,920
       Intervoice, Inc.*..............................   518        4,123
       MapInfo Corp.*.................................   901       11,362
       Mentor Graphics Corp.*.........................   962        9,947
       Merge Technologies, Inc.*......................   497       12,445
       MICROS Systems, Inc.*..........................   670       32,374
       Microstrategy, Inc. - Class A*.................   192       15,886
       MRO Software, Inc.*............................   598        8,396
       Open Solutions, Inc.*.......................... 1,645       37,703
       Progress Software Corp.*.......................   395       11,210
       Quest Software, Inc.*.......................... 2,601       37,949
       Secure Computing Corp.*........................   674        8,263
       TALX Corp...................................... 2,212      101,111
       THQ, Inc.*.....................................   738       17,601
       Transaction Systems Architects, Inc. - Class A*   521       15,000
       Ultimate Software Group, Inc.*................. 3,245       61,882
       Vocus, Inc.*...................................   505        5,262
       Wind River Systems, Inc.*......................   965       14,253
                                                              -----------
                                                                  553,974
                                                              -----------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
          Golden Telecom, Inc......................   248  $     6,438
          Premiere Global Services, Inc.*..........   866        7,041
                                                           -----------
                                                                13,479
                                                           -----------

          TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
          Dobson Communications Corp. - Class A*... 1,130        8,475
          Syniverse Holdings, Inc.*................   351        7,336
          UbiquiTel, Inc.*......................... 2,545       25,170
                                                           -----------
                                                                40,981
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 3.4%
          Carter's, Inc.*.......................... 1,149       67,619
          Deckers Outdoor Corp.*...................   359        9,916
          Oxford Industries, Inc...................   219       11,979
          Phillips-Van Heusen Corp.................   437       14,159
          Quiksilver, Inc.*........................ 4,730       65,463
          Volcom, Inc.*............................ 1,125       38,261
                                                           -----------
                                                               207,397
                                                           -----------
          TRADING COMPANIES & DISTRIBUTORS - 0.6%
          Beacon Roofing Supply, Inc.*.............   675       19,393
          Navarre Corp.*...........................   391        2,162
          WESCO International, Inc.*...............   366       15,639
                                                           -----------
                                                                37,194
                                                           -----------
          Total Common Stocks
          (Cost $5,439,514)                                  5,894,035
                                                           -----------

          PREFERRED STOCK - 0.5%
          TRANSPORTATION - 0.5%
          All America Latina Logistica SA
            (Cost - $26,409).......................   700       29,897
                                                           -----------

          TOTAL INVESTMENTS - 97.5%
          (Cost $5,465,923)                                  5,923,932

          Other Assets and Liabilities (net) - 2.5%            151,037
                                                           -----------

          TOTAL NET ASSETS - 100.0%                        $ 6,074,969
                                                           ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.2%
         AEROSPACE & DEFENSE - 3.4%
         AAR Corp.*...............................      659 $    15,783
         Aeroflex, Inc.*..........................    4,435      47,676
         Applied Signal Technology, Inc...........    1,050      23,835
         Armor Holdings, Inc.*....................      388      16,548
         Curtiss-Wright Corp......................      450      24,570
         DRS Technologies, Inc....................      881      45,301
         Esterline Technologies Corp.*............      220       8,182
                                                            -----------
                                                                181,895
                                                            -----------
         AIRLINES - 0.5%
         Mesa Air Group, Inc.*....................    1,553      16,244
         Republic Airways Holdings, Inc.*.........      694      10,549
                                                            -----------
                                                                 26,793
                                                            -----------
         AUTO COMPONENTS - 0.9%
         Aftermarket Technology Corp.*............      686      13,336
         ArvinMeritor, Inc........................      621       8,936
         Commercial Vehicle Group, Inc.*..........      178       3,343
         Goodyear Tire & Rubber Co.*..............      855      14,860
         Noble International, Ltd.................      325       6,773
         Visteon Corp.*...........................      304       1,903
                                                            -----------
                                                                 49,151
                                                            -----------
         BANKS - 7.4%
         Accredited Home Lenders Holding Co.*.....       64       3,173
         AmericanWest Bancorp*....................      378       8,932
         BancFirst Corp...........................      136      10,744
         Berkshire Hills Bancorp, Inc.............      319      10,687
         Cardinal Financial Corp..................    1,066      11,726
         Central Pacific Financial Corp...........       71       2,550
         City Holding Co..........................      309      11,109
         Corus Bankshares, Inc....................      199      11,198
         First Bancorp............................      722       8,960
         First Citizens BancShares, Inc. - Class A       85      14,826
         First Community Bancorp of California....      268      14,571
         First Indiana Corp.......................      344      11,827
         First Niagara Financial Group, Inc.......    1,209      17,494
         First Republic Bank......................      357      13,213
         First State Bancorp......................      485      11,635
         FirstFed Financial Corp.*................      254      13,848
         Frontier Financial Corp..................       86       2,752
         Glacier Bancorp, Inc.....................      377      11,329
         Hanmi Financial Corp.....................      569      10,162
         Heartland Financial USA, Inc.............      547      11,870
         Independent Bank Corp....................      354       9,639
         ITLA Capital Corp.*......................       59       2,882
         Mercantile Bank Corp.....................      185       7,123
         Oriental Financial Group, Inc............      673       8,318
         Placer Sierra Bancshares.................      337       9,338
         Prosperity Bancshares, Inc...............      418      12,013
         R&G Financial Corp. - Class B............    1,850      24,420

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       Seacoast Banking Corp. of Florida..............   488  $    11,200
       Southwest Bancorp of Oklahoma, Inc.............   451        9,020
       Sterling Financial Corp. of Spokane............   600       14,988
       SVB Financial Group*...........................   192        8,993
       TierOne Corp...................................   418       12,293
       UMB Financial Corp.............................   217       13,869
       Umpqua Holdings Corp...........................   547       15,606
       Union Bankshares Corp..........................   266       11,465
       WesBanco, Inc..................................   408       12,407
                                                              -----------
                                                                  396,180
                                                              -----------
       BIOTECHNOLOGY - 1.0%
       Albany Molecular Research, Inc.*...............   253        3,074
       Applera Corp. - Celera Genomics Group*.........   784        8,593
       Charles River Laboratories International, Inc.*   550       23,303
       Savient Pharmaceuticals, Inc. *................ 1,893        7,080
       Tanox, Inc.*...................................   780       12,769
                                                              -----------
                                                                   54,819
                                                              -----------
       BUILDING PRODUCTS - 0.5%
       Beazer Homes USA, Inc..........................   118        8,595
       Griffon Corp.*.................................   200        4,762
       Lennox International, Inc......................   438       12,352
                                                              -----------
                                                                   25,709
                                                              -----------
       CHEMICALS - 1.2%
       Georgia Gulf Corp..............................   700       21,294
       H.B. Fuller Co.................................   430       13,790
       NewMarket Corp.*...............................   378        9,246
       PolyOne Corp.*................................. 1,442        9,272
       Silgan Holdings, Inc...........................    68        2,456
       Westlake Chemical Corp.........................   300        8,643
                                                              -----------
                                                                   64,701
                                                              -----------
       COMMERCIAL SERVICES & SUPPLIES - 6.3%
       Aleris International, Inc.*.................... 1,200       38,688
       Aviall, Inc.*.................................. 1,400       40,320
       CDI Corp.......................................   356        9,754
       Central Parking Corp...........................   704        9,659
       Clark, Inc.....................................   714        9,461
       Covanta Holding Corp.*......................... 1,100       16,566
       Electro Rent Corp.*............................   749       11,168
       Ennis, Inc.....................................   670       12,174
       Headwaters, Inc.*..............................   250        8,860
       HMS Holdings Corp.*............................ 5,650       43,222
       MAXIMUS, Inc...................................   338       12,401
       MoneyGram International, Inc...................   378        9,858
       Nobel Learning Communities, Inc.*.............. 3,600       33,984
       PHH Corp.*.....................................   440       12,329
       Quanta Services, Inc.*......................... 1,300       17,121
       SOURCECORP, Inc.*..............................   478       11,462
       WCA Waste Corp.*............................... 5,050       39,895
                                                              -----------
                                                                  336,922
                                                              -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMMUNICATIONS EQUIPMENT - 2.2%
          Avocent Corp.*...........................   330  $     8,973
          Black Box Corp...........................   101        4,785
          CommScope, Inc.*......................... 3,365       67,737
          Emulex Corp. *...........................   754       14,922
          Foundry Networks, Inc.*..................   341        4,709
          McData Corp.*............................   798        3,032
          Powerwave Technologies, Inc.*............   912       11,464
          UTStarcom, Inc.*.........................   163        1,314
                                                           -----------
                                                               116,936
                                                           -----------
          COMPUTERS & PERIPHERALS - 1.3%
          Electronics for Imaging, Inc.*...........   114        3,033
          Imation Corp.............................   370       17,046
          Intergraph Corp.*........................   302       15,043
          Komag, Inc.*.............................   926       32,095
                                                           -----------
                                                                67,217
                                                           -----------
          CONSTRUCTION & MATERIALS - 3.2%
          EMCOR Group, Inc.*.......................   736       49,702
          Perini Corp.*............................   500       12,075
          Texas Industries, Inc....................   254       12,659
          URS Corp.*............................... 1,588       59,725
          Walter Industries, Inc...................   700       34,804
                                                           -----------
                                                               168,965
                                                           -----------
          CONTAINERS & PACKAGING - 0.5%
          Crown Holdings, Inc.*....................   198        3,867
          Jarden Corp.*............................   289        8,713
          Myers Industrials, Inc...................   852       12,422
                                                           -----------
                                                                25,002
                                                           -----------
          ELECTRIC UTILITIES - 2.4%
          Allegheny Energy, Inc....................   800       25,320
          Avista Corp..............................   730       12,928
          Black Hills Corp.........................   328       11,352
          Cleco Corp...............................   608       12,677
          El Paso Electric Co.*....................   412        8,669
          NGP Capital Resources Co................. 1,517       19,918
          NorthWestern Corp........................   256        7,954
          Otter Tail Corp..........................   454       13,157
          Sierra Pacific Resources*................ 1,036       13,509
                                                           -----------
                                                               125,484
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.4%
          AO Smith Corp............................    38        1,334
          Encore Wire Corp.*.......................   267        6,077
          General Cable Corp.*..................... 1,900       37,430
          Regal-Beloit Corp........................   381       13,487
          Thomas & Betts Corp.*....................   340       14,267
                                                           -----------
                                                                72,595
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
          Anixter International, Inc............... 1,651       64,587
          Checkpoint Systems, Inc.*................   323        7,962

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        MTS System Corp..............................   114  $     3,949
        Park Electrochemical Corp....................   432       11,223
        PerkinElmer, Inc............................. 1,650       38,874
        ScanSource, Inc.*............................   500       27,340
        Veeco Instruments, Inc.*.....................   203        3,518
                                                             -----------
                                                                 157,453
                                                             -----------
        ENERGY EQUIPMENT & SERVICES - 2.6%
        Cal Dive International, Inc.*................   800       28,712
        Grey Wolf, Inc.*............................. 3,350       25,896
        Lufkin Industries, Inc.......................    74        3,690
        NATCO Group, Inc.*........................... 1,400       28,644
        NS Group, Inc.*..............................   500       20,905
        Oil States International, Inc.*..............   928       29,399
                                                             -----------
                                                                 137,246
                                                             -----------
        FINANCIAL - DIVERSIFIED - 3.5%
        Apollo Investment Corp.......................   777       13,932
        ASTA Funding, Inc............................   121        3,308
        Commercial Capital Bancorp, Inc..............   594       10,169
        CBIZ, Inc.*..................................   932        5,611
        CompuCredit Corp.*...........................   209        8,042
        Doral Financial Corp.........................   191        2,025
        Federal Agricultural Mortgage Corp. - Class C   505       15,115
        Jackson Hewitt Tax Service, Inc..............   112        3,103
        Labranche & Co., Inc.*.......................   565        5,712
        Piper Jaffray Cos.*..........................   420       16,968
        Prospect Energy Corp......................... 2,193       33,267
        Tortoise Energy Capital Corp................. 1,700       37,808
        Tortoise Energy Infrastructure Corp..........   824       22,273
        WSFS Financial Corp..........................   143        8,759
                                                             -----------
                                                                 186,092
                                                             -----------
        FOOD & DRUG RETAILING - 0.8%
        Casey's General Stores, Inc..................   628       15,574
        Longs Drug Stores Corp.......................    61        2,220
        Ruddick Corp.................................   485       10,321
        Smart & Final, Inc.*.........................   341        4,392
        Terra Industries, Inc.*...................... 1,573        8,809
                                                             -----------
                                                                  41,316
                                                             -----------
        FOOD PRODUCTS - 1.3%
        Central Garden and Pet Co.*..................   171        7,855
        Chiquita Brands International, Inc........... 1,483       29,675
        Corn Products International, Inc.............   700       16,723
        Hain Celestial Group, Inc.*..................   600       12,696
        J&J Snack Foods Corp.........................    58        3,446
                                                             -----------
                                                                  70,395
                                                             -----------
        GAS UTILITIES - 1.9%
        Energen Corp.................................   262        9,516
        Laclede Group Inc. (The).....................    86        2,512
        Northwest Natural Gas Co.....................    65        2,222

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         GAS UTILITIES - CONTINUED
         South Jersey Industries, Inc...............   404  $    11,772
         Southern Union Co.*........................ 2,600       61,438
         Southwest Gas Corp.........................   547       14,441
                                                            -----------
                                                                101,901
                                                            -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
         Adeza Biomedical Corp.*.................... 2,000       42,100
         Beckman Coulter, Inc.......................   600       34,140
         Cooper Cos., Inc. (The)....................   700       35,910
         DJ Orthopedics, Inc.*......................   330        9,102
         Greatbatch, Inc.*..........................   433       11,262
         Hanger Orthopedic Group, Inc.*............. 3,600       20,556
         Kinetic Concepts, Inc.*.................... 1,500       59,640
         Molecular Devices Corp.*...................   346       10,010
         STERIS Corp................................   209        5,229
                                                            -----------
                                                                227,949
                                                            -----------
         HEALTH CARE PROVIDERS & SERVICES - 1.7%
         Genesis HealthCare Corp.*..................    67        2,447
         Kindred Healthcare, Inc.*..................   250        6,440
         LifePoint Hospitals, Inc.*.................   850       31,875
         Odyssey HealthCare, Inc.*..................   149        2,777
         Option Care, Inc........................... 1,600       21,376
         Pediatrix Medical Group, Inc.*.............   131       11,603
         Radiation Therapy Services, Inc.*..........   208        7,345
         Stewart Enterprises, Inc................... 1,640        8,872
                                                            -----------
                                                                 92,735
                                                            -----------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Bluegreen Corp.*...........................   141        2,228
         Century Casinos, Inc.*..................... 3,000       25,800
         Dominos Pizza, Inc.........................   569       13,770
         Lakes Entertainment, Inc.*................. 3,200       21,280
         Lone Star Steakhouse & Saloon, Inc.........   347        8,238
         Multimedia Games, Inc.*.................... 1,048        9,694
         Sunterra Corp.*............................   600        8,532
         Vail Resorts, Inc.*........................   438       14,467
                                                            -----------
                                                                104,009
                                                            -----------
         HOUSEHOLD DURABLES - 0.6%
         CSS Industries, Inc........................   125        3,841
         Fleetwood Enterprises, Inc.*...............   720        8,892
         Stanley Furniture Co., Inc.................   266        6,166
         WCI Communities, Inc.*.....................   420       11,277
                                                            -----------
                                                                 30,176
                                                            -----------
         INDUSTRIAL - DIVERSIFIED - 0.2%
         Chemed Corp................................   246       12,221
                                                            -----------
         INSURANCE - 5.8%
         Alfa Corp..................................   729       11,737
         American Equity Investment Life Holding Co.   171        2,232
         AmerUs Group Co............................   113        6,404
         Arch Capital Group, Ltd.*..................   800       43,800

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          INSURANCE - CONTINUED
          Aspen Insurance Holdings, Ltd........... 1,100  $    26,037
          Delphi Financial Group - Class A........   241       11,088
          Endurance Specialty Holdings, Ltd.......   650       23,302
          FBL Financial Group, Inc. - Class A.....   253        8,301
          Harleysville Group, Inc.................   189        5,009
          Horace Mann Educators Corp..............   667       12,646
          Odyssey Re Holdings Corp................ 1,100       27,588
          Ohio Casualty Corp......................   360       10,195
          Philadelphia Consolidated Holding Corp.*    61        5,898
          Phoenix, Cos., Inc...................... 1,093       14,909
          Platinum Underwriters Holdings, Ltd.....   900       27,999
          ProAssurance Corp.*.....................    40        1,946
          Quanta Capital Holdings, Ltd.*.......... 6,900       35,190
          RLI Corp................................   154        7,680
          Safety Insurance Group, Inc.............   450       18,166
          U.S.I. Holdings Corp.*..................   998       13,742
                                                          -----------
                                                              313,869
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 1.2%
          Keynote Systems, Inc.*..................   505        6,489
          SonicWALL, Inc.*........................ 1,539       12,189
          United Online, Inc...................... 3,063       43,556
                                                          -----------
                                                               62,234
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 0.3%
          JAKKS Pacific, Inc.*....................   309        6,470
          MarineMax, Inc.*........................    89        2,810
          Oakley, Inc.............................   144        2,115
          RC2 Corp.*..............................   146        5,186
                                                          -----------
                                                               16,581
                                                          -----------
          MACHINERY - 4.5%
          AGCO Corp.*.............................   883       14,631
          Albany International Corp. - Class A....   404       14,609
          Applied Industrial Technologies, Inc....   140        4,717
          Barnes Group, Inc.......................   332       10,956
          Bucyrus International, Inc. - Class A...   350       18,445
          Gardner Denver, Inc.*...................   100        4,930
          Insteel Industries, Inc................. 2,400       39,744
          Lincoln Electric Holdings, Inc..........   411       16,300
          NACCO Industries Inc. - Class A.........    35        4,100
          Reliance Steel & Aluminum Co............   243       14,852
          Terex Corp.*............................   832       49,421
          Trinity Industries, Inc.................   378       16,659
          Watts Water Technologies, Inc. - Class A 1,100       33,319
                                                          -----------
                                                              242,683
                                                          -----------
          MEDIA - 0.8%
          Gray Television, Inc....................   656        6,442
          R.H. Donnelley Corp.*...................   135        8,319
          Radio One, Inc. - Class D*..............   772        7,990
          Scholastic Corp.*.......................   364       10,377
          World Wrestling Entertainment, Inc......   632        9,278
                                                          -----------
                                                               42,406
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           METALS & MINING - 6.0%
           AM Castle & Co.*.......................  1,200 $    26,208
           Cameco Corp............................    900      57,051
           Carpenter Technology Corp..............    125       8,809
           Commercial Metals Co...................    159       5,969
           Foundation Coal Holdings, Inc..........    339      12,882
           Northwest Pipe Co.*....................  1,000      26,800
           Oregon Steel Mills, Inc.*..............  2,100      61,782
           Quanex Corp............................    126       6,296
           RTI International Metals, Inc.*........  1,600      60,720
           Ryerson Tull, Inc......................    602      14,640
           Steel Dynamics, Inc....................     74       2,628
           Uranium Resources, Inc.*............... 25,300      16,698
           Yamana Gold Inc.*......................  2,600      17,186
                                                          -----------
                                                              317,669
                                                          -----------
           OIL & GAS - 7.8%
           Atwood Oceanics, Inc.*.................    300      23,409
           Carrizo Oil & Gas, Inc.*...............  1,000      24,710
           Cimarex Energy Co.*....................    440      18,924
           Denbury Resources, Inc.*...............    600      13,668
           Edge Petroleum Corp.*..................    451      11,234
           GMX Resources Inc.*....................    900      32,400
           Grant Prideco, Inc.*...................    600      26,472
           Helmerich & Payne, Inc.................    166      10,277
           Holly Corp.............................    400      23,548
           Oceaneering International, Inc.*.......    219      10,902
           Parallel Petroleum Corp.*..............  2,500      42,525
           Patterson-UTI Energy, Inc..............    800      26,360
           Petrohawk Energy Corp.*................  2,400      31,728
           Pioneer Drilling Co.*..................  1,400      25,102
           RPC, Inc...............................    509      13,394
           Stone Energy Corp.*....................    250      11,382
           Swift Energy Co.*......................    327      14,738
           Tidewater, Inc.........................    800      35,568
           TransMontaigne, Inc.*..................  1,138       7,511
           W&T Offshore, Inc......................    429      12,613
                                                          -----------
                                                              416,465
                                                          -----------
           PAPER & FOREST PRODUCTS - 0.2%
           Glatfelter.............................    777      11,026
                                                          -----------
           PERSONAL PRODUCTS - 0.1%
           NBTY, Inc.*............................    486       7,898
                                                          -----------
           PHARMACEUTICALS - 1.0%
           Alpharma, Inc., - Class A..............    515      14,683
           Par Pharmaceutical Cos., Inc.*.........  1,150      36,041
                                                          -----------
                                                               50,724
                                                          -----------
           REAL ESTATE - 8.2%
           Aames Investment Corp. (REIT)..........  2,900      18,734
           American Home Mortgage Investment Corp.
             (REIT)...............................    330      10,748

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          REAL ESTATE - CONTINUED
          Anthracite Capital, Inc. (REIT)......... 1,074  $    11,309
          Arbor Realty Trust, Inc. (REIT).........   352        9,124
          Ashford Hospitality Trust, Inc. (REIT)..   638        6,693
          BioMed Realty Trust, Inc. (REIT)........   101        2,464
          Brookfield Homes Corp...................   155        7,708
          Colonial Properties Trust (REIT)........   293       12,300
          Commercial Net Lease Realty, Inc. (REIT)   625       12,731
          Digital Realty Trust, Inc. (REIT).......   281        6,359
          Entertainment Properties Trust (REIT)...   284       11,573
          Equity Inns, Inc. (REIT)................   937       12,696
          Equity One, Inc. (REIT).................   598       13,826
          FelCor Lodging Trust, Inc. (REIT).......   865       14,887
          First Potomac Realty Trust (REIT).......   438       11,651
          GMH Communities Trust (REIT)............ 1,500       23,265
          Gramercy Capital Corp. (REIT)...........   456       10,388
          Impac Mortgage Holdings, Inc. (REIT)....   631        5,938
          Innkeepers USA Trust (REIT).............   849       13,584
          Kilroy Realty Corp. (REIT)..............   254       15,723
          KKR Financial Corp. (REIT).............. 1,300       31,187
          LaSalle Hotel Properties (REIT).........   380       13,954
          MeriStar Hospitality Corp. (REIT)*...... 1,542       14,495
          Newcastle Investment Corp. (REIT)....... 1,400       34,790
          Novastar Financial, Inc. (REIT)......... 1,700       47,787
          OMEGA Healthcare Investors, Inc. (REIT).   390        4,910
          RAIT Investment Trust (REIT)............   395       10,238
          Saxon Capital, Inc. (REIT)..............   378        4,283
          Sovran Self Storage, Inc. (REIT)........   261       12,259
          Strategic Hotel Capital, Inc. (REIT)....   182        3,745
          Sunstone Hotel Investors, Inc. (REIT)...   460       12,222
          Trammell Crow Co.*......................   547       14,030
                                                          -----------
                                                              435,601
                                                          -----------
          RETAIL - MULTILINE - 0.4%
          Bon-Ton Stores, Inc. (The)..............   600       11,478
          Burlington Coat Factory Warehouse Corp..   198        7,962
                                                          -----------
                                                               19,440
                                                          -----------
          RETAIL - SPECIALTY - 2.1%
          Buckle, Inc.............................   267        8,608
          Conn's, Inc.*...........................   300       11,061
          Genesco. Inc.*..........................   239        9,271
          Group 1 Automotive, Inc.*...............   424       13,326
          Hughes Supply, Inc...................... 1,099       39,399
          Lithia Motors, Inc. - Class A...........   327       10,281
          Men's Wearhouse, Inc.*..................   288        8,479
          Sports Authority, Inc.*.................   341       10,615
          United Rentals, Inc.*...................   113        2,643
                                                          -----------
                                                              113,683
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          ROAD & RAIL - 0.5%
          Arkansas Best Corp.......................   361  $    15,768
          Dollar Thrifty Automotive Group*.........    67        2,417
          Sirva, Inc.*............................. 1,030        8,240
                                                           -----------
                                                                26,425
                                                           -----------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
          Cohu, Inc................................   411        9,400
          Conexant System, Inc.*................... 2,678        6,052
          Credence Systems Corp.*.................. 1,103        7,677
          Entegris, Inc.*..........................   673        6,340
          Integrated Silicon Solutions, Inc.*...... 1,175        7,567
          MKS Instruments, Inc.*...................   651       11,646
          PortalPlayer, Inc.*......................   177        5,013
          Standard Microsystems Corp.*.............   215        6,168
          Zoran Corp.*.............................   761       12,336
                                                           -----------
                                                                72,199
                                                           -----------
          SOFTWARE - 0.8%
          Magma Design Automation, Inc*............   403        3,389
          Nuance Communications, Inc.*............. 1,919       14,642
          Open Solutions, Inc.*....................   113        2,590
          Progress Software Corp.*.................    93        2,639
          TALX Corp................................   380       17,370
          THQ, Inc.*...............................   134        3,196
                                                           -----------
                                                                43,826
                                                           -----------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
          Cincinnati Bell, Inc.*................... 2,451        8,603
          CT Communications, Inc...................   900       10,926
          Golden Telecom, Inc......................   378        9,813
          RCN Corp.*...............................   486       11,397
                                                           -----------
                                                                40,739
                                                           -----------
          TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
          InPhonic, Inc.*.......................... 1,900       16,511
          Price Communications Corp.*..............   783       11,643
          USA Mobility, Inc.*......................   169        4,685
                                                           -----------
                                                                32,839
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 0.7%
          Phillips-Van Heusen Corp.................   227        7,355
          Russell Corp.............................   573        7,713
          Steven Madden, Ltd.*.....................   184        5,378
          Stride Rite Corp.........................   749       10,156
          Wellman, Inc.............................   869        5,892
                                                           -----------
                                                                36,494
                                                           -----------
          TOBACCO - 0.1%
          Alliance One International, Inc.......... 1,948        7,597
                                                           -----------
          Total Common Stocks
          (Cost $4,847,041)                                  5,184,260
                                                           -----------

     ---------------------------------------------------------------------
     SECURITY                                         PAR        VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 6.9%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $121,017 on 01/03/06
       collateralized by 90,000 U.S. Treasury Bond
       7.875% due 02/15/21 with a value of
       $123,750 (Cost - $121,000).................. $ 121,000 $   121,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $248,036 on 01/03/06
       collateralized by 185,000 U.S. Treasury Bond
       8.125% due 08/15/19 with a value of
       $257,381 (Cost - $248,000)..................   248,000     248,000
                                                              -----------
     Total Short-Term Investment
     (Cost $369,000)                                              369,000
                                                              -----------

     TOTAL INVESTMENTS - 104.1%
     (Cost $5,216,041)                                          5,553,260

     Other Assets and Liabilities (net) - (4.1)%                 (220,758)
                                                              -----------

     TOTAL NET ASSETS - 100.0%                                $ 5,332,502
                                                              ===========

* Non-income producing security.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


   -------------------------------------------------------------------------
   SECURITY                                         PAR           VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   DOMESTIC BONDS & DEBT SECURITIES - 55.1%
   AEROSPACE & DEFENSE - 0.8%
   Northrop Grumman Corp.
     4.079%, due 11/16/06...................... $   1,100,000 $    1,091,733
    7.125%, due 02/15/11.......................       400,000        436,346
                                                              --------------
                                                                   1,528,079
                                                              --------------
   ASSET-BACKED SECURITIES - 2.1%
   California Infrastructure PG&E-1,
     Series 1997-1, Class A7
     6.420%, due 09/25/08......................       395,358        398,598
   Chase Funding Mortgage Loan Asset-Backed
     Certificates, Series 2002-2, Class 1A5
     5.833%, due 04/25/32(a)...................     1,000,000      1,008,045
   Chase Issuance Trust, Series 2005-A4,
     Class A4 4.230%, due 01/15/13(a)..........       750,000        733,042
   Discover Card Master Trust I, Series 1996-3,
     Class A 6.050%, due 08/18/08..............     1,700,000      1,703,987
                                                              --------------
                                                                   3,843,672
                                                              --------------
   AUTOMOBLIES - 0.9%
   DaimlerChrysler North America
     Holding Corp.
     7.300%, due 01/15/12......................     1,300,000      1,404,424
   Ford Motor Co.
     7.450%, due 07/16/31......................       200,000        137,000
                                                              --------------
                                                                   1,541,424
                                                              --------------
   BANKS - 6.3%
   ABN AMRO Bank NV
     4.390%, due 05/11/07(a)...................     1,720,000      1,721,735
   Bank of America Corp.
     5.375%, due 06/15/14......................     1,000,000      1,018,223
   HSBC Bank USA
     5.875%, due 11/01/34......................       700,000        708,719
   Huntington National Bank
     4.650%, due 06/30/09......................       700,000        695,881
   Rabobank Capital Funding Trust III
     5.254%, due 12/31/16
     (144A)(a)(b)..............................       300,000        294,756
   RBS Capital Trust I
     4.709%, due 12/29/49(a)...................       500,000        475,956
   Royal Bank of Scotland Group Plc
     5.050%, due 01/08/15......................       800,000        795,642
   U.S. Bank North America
     2.870%, due 02/01/07......................     1,800,000      1,761,701
    4.950%, due 10/30/14.......................     1,000,000        991,242
   Wachovia Bank North America
     4.800%, due 11/01/14......................       500,000        486,129
    4.641%, due 11/03/14(a)....................     1,400,000      1,414,865
   Washington Mutual Bank FA.
     5.125%, due 01/15/15......................       900,000        880,911
                                                              --------------
                                                                  11,245,760
                                                              --------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BEVERAGES - 1.0%
      Bottling Group LLC
        4.625%, due 11/15/12................... $    700,000 $     691,161
      PepsiAmericas, Inc.
        4.875%, due 01/15/15...................    1,200,000     1,185,186
                                                             -------------
                                                                 1,876,347
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ
        4.870%, due 12/10/42(a)................    2,800,000     2,718,529
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 06/10/44...................    3,200,000     3,193,188
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ
         4.922%, due 01/15/42(a)...............    3,000,000     2,920,706
       Series 2005-LDP3, Class A4B
         4.996%, due 08/15/42(a)...............      850,000       836,700
      JP Morgan Chase Commercial Mortgage
        Securities Corp., Series 2005-LDP4,
        Class AM 4.999%, due 10/15/42(a).......      950,000       932,346
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ
        4.806%, due 02/15/40(a)................      900,000       869,712
                                                             -------------
                                                                11,471,181
                                                             -------------
      ELECTRIC UTILITIES - 4.1%
      Dominion Resources, Inc., Series F
        5.250%, due 08/01/33...................      700,000       687,538
      Pepco Holdings, Inc.
        5.500%, due 08/15/07...................    2,800,000     2,818,021
      SP PowerAssets, Ltd.
        5.000%, due 10/22/13 (144A)(b).........    1,700,000     1,701,396
      Xcel Energy, Inc.
        3.400%, due 07/01/08...................    2,200,000     2,121,451
                                                             -------------
                                                                 7,328,406
                                                             -------------
      FINANCIAL - DIVERSIFIED - 12.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 08/01/08 (144A)(b).........    1,000,000     1,021,638
      American General Finance Corp.
        3.875%, due 10/01/09...................    1,700,000     1,629,617
      Capital One Bank 5.000%, due
        06/15/09...............................    1,170,000     1,165,913
      Capital One Financial Corp.
        5.500%, due 06/01/15...................      500,000       497,978
      Caterpillar Financial Services
        4.700%, due 03/15/12...................    1,500,000     1,487,373
      Countrywide Financial Corp., Series A
        4.500%, due 06/15/10...................      900,000       874,480
      Countrywide Home Loans, Inc., Series L
        4.000%, due 03/22/11...................    1,330,000     1,252,893

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      Credit Suisse First Boston USA, Inc.
        3.875%, due 01/15/09.................. $  1,100,000 $   1,068,578
       6.125%, due 11/15/11...................      600,000       630,619
      Ford Motor Credit Co.
        6.875%, due 02/01/06..................    1,900,000     1,895,951
       5.700%, due 01/15/10...................      200,000       170,159
      Glencore Funding LLC
        6.000%, due 04/15/14 (144A)(b)........      600,000       565,224
      Goldman Sachs Group, Inc.
        5.250%, due 10/15/13..................    2,100,000     2,102,814
      HSBC Finance Corp.
        6.375%, due 10/15/11..................    2,600,000     2,751,720
      JPMorgan Chase & Co.
        5.250%, due 05/01/15..................      800,000       797,122
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................    1,300,000     1,271,431
      Merrill Lynch & Co., Inc., Series C
        4.125%, due 09/10/09..................      700,000       679,776
       4.250%, due 02/08/10...................      700,000       681,538
       5.000%, due 01/15/15...................      700,000       690,724
      Morgan Stanley 5.050%, due 01/21/11.....    1,100,000     1,101,540
                                                            -------------
                                                               22,337,088
                                                            -------------
      FOOD & DRUG RETAILING - 1.8%
      Delhaize America, Inc.
        9.000%, due 04/15/31..................      300,000       354,185
      Fred Meyer, Inc. 7.450%, due 03/01/08...    1,300,000     1,355,247
      Safeway, Inc. 6.500%, due 03/01/11......    1,400,000     1,451,291
                                                            -------------
                                                                3,160,723
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 08/01/12....      700,000       764,724
                                                            -------------
      HOMEBUILDERS - 0.3%
      D.R. Horton, Inc.
        5.250%, due 02/15/15..................      600,000       564,683
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 2.4%
      General Electric Co.
        5.000%, due 02/01/13..................    2,400,000     2,402,292
      Tyco International Group S.A.
        6.125%, due 11/01/08..................    1,800,000     1,838,576
                                                            -------------
                                                                4,240,868
                                                            -------------
      INSURANCE - 1.7%
      Berkshire Hathaway Finance Corp.
        4.400%, due 05/16/08(a)...............      300,000       300,228
       4.750%, due 05/15/12...................      700,000       692,917
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      400,000       450,930
      MassMutual Global Funding II
        2.550%, due 07/15/08 (144A)(b)........    1,700,000     1,606,045
                                                            -------------
                                                                3,050,120
                                                            -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.2%
     Clear Channel Communications, Inc.
       4.400%, due 05/15/11.................... $    400,000 $     372,529
     Comcast Cable Communications, Inc.
       8.500%, due 05/01/27....................      900,000     1,107,066
     COX Communications, Inc.
       7.125%, due 10/01/12....................    1,500,000     1,609,371
     Liberty Media Corp.
       5.991%, due 09/17/06(a).................      879,000       885,206
     Time Warner, Inc.
       6.150%, due 05/01/07....................    3,600,000     3,645,821
                                                             -------------
                                                                 7,619,993
                                                             -------------
     OIL & GAS - 3.2%
     Anadarko Finance Co., Series B
       6.750%, due 05/01/11....................      700,000       758,203
     Consolidated Natural Gas Co.
       5.000%, due 12/01/14....................      300,000       291,568
     Cooper Cameron Corp.
       2.650%, due 04/15/07....................      400,000       386,865
     Devon Financing Corp. ULC
       6.875%, due 09/30/11....................    1,000,000     1,095,140
     Duke Capital LLC
       4.331%, due 11/16/06....................      700,000       695,272
     Kinder Morgan Energy Partners LP
       5.125%, due 11/15/14....................      300,000       293,920
     Phelps Dodge Corp.
       8.750%, due 06/01/11....................      600,000       690,649
     PSEG Energy Holdings LLC
       8.625%, due 02/15/08....................      750,000       783,750
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      700,000       681,903
                                                             -------------
                                                                 5,677,270
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.4%
     International Paper Co.
       5.300%, due 04/01/15....................      700,000       675,413
                                                             -------------
     PHARMACEUTICALS - 1.2%
     Wyeth 5.500%, due 02/01/14................    2,200,000     2,232,103
                                                             -------------
     REAL ESTATE - 1.6%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP
       4.750%, due 02/01/10....................      500,000       487,474
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      500,000       510,502
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      660,000       670,895
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      200,000       200,213
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................      250,000       267,677

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Simon Property Group LP, (REIT)
        4.600%, due 06/15/10................... $    300,000 $     292,745
       5.100%, due 06/15/15....................      300,000       290,682
                                                             -------------
                                                                 2,818,216
                                                             -------------
      SOFTWARE - 0.8%
      Computer Associates International, Inc.
        5.250%, due 12/01/09
        (144A)(a)(b)...........................    1,500,000     1,463,960
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/30(a)................      600,000       765,400
      SBC Communications, Inc.
        6.450%, due 06/15/34...................      700,000       730,819
      Sprint Capital Corp.
        6.125%, due 11/15/08...................    1,350,000     1,389,126
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10...................      700,000       667,323
                                                             -------------
                                                                 3,552,668
                                                             -------------
      TOBACCO - 1.0%
      Altria Group, Inc.
        5.625%, due 11/04/08...................    1,700,000     1,724,407
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $99,746,078)                                        98,717,105
                                                             -------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.8%
      Federal Home Loan Mortgage Corp.
        2.900%/7.000%, due 02/27/19(c).........    1,200,000     1,196,417
      Federal National Mortgage Assoc.
        1.750%, due 06/16/06...................    2,400,000     2,369,830
      Federal National Mortgage Assoc.
        2.000%/ 4.000%, due 02/09/07(c)........    2,600,000     2,579,226
      U.S. Treasury Bonds
        5.250%, due 02/15/29...................    1,100,000     1,200,676
      U.S. Treasury Notes
        2.875%, due 11/30/06...................   21,000,000    20,715,366
       2.750%, due 08/15/07....................    2,600,000     2,533,580
       4.000%, due 08/31/07....................   12,000,000    11,924,064
       4.125%, due 08/15/08 - 05/15/15.........   23,450,000    23,281,009
       3.375%, due 11/15/08....................    6,520,000     6,347,070
       3.875%, due 05/15/10....................      200,000       196,274
       4.250%, due 10/15/10 - 08/15/15.........    2,900,000     2,864,950
       4.500%, due 11/15/15....................    1,500,000     1,512,774
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $77,339,611)                                        76,721,236
                                                             -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 1.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at 2,041,454 on
        01/03/06 collateralized by 1,865,000
        U.S. Treasury Bond 5.250% due
        02/15/29 with a value $2,087,077
        (Cost - $2,041,000).................... $  2,041,000 $   2,041,000
                                                             -------------

      TOTAL INVESTMENTS - 99.1%
      (Cost $179,126,689)                                      177,479,341

      Other Assets and Liabilities (net) - 0.9%                  1,625,275
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 179,104,616
                                                             =============

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 3.71% of net assets.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Travelers Quality Bond Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        55.31%
                  AA                                       4.29
                  A                                       17.87
                  BBB                                     19.80
                  BB                                       2.73
                                                         ------
                  Total:                                 100.00%
                                                         ======


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 16.2%
      COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5,
        Class AJ 4.889%, due 11/15/37......... $  2,680,000 $   2,602,895
      Financing Corp. (FICO) Strips, Series 13
        5.229%, due 06/27/11..................   13,949,000    10,846,938
      GE Capital Commercial Mortgage Corp.
        5.333%, due 11/10/45..................    3,000,000     3,038,373
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-CBX, Class AJ
         4.951%, due 01/12/37.................    4,950,000     4,832,759
       Series 2005-CB12
         4.948%, due 09/12/37.................    6,350,000     6,221,389
       Series 2005-LDP4, Class AM
         4.999%, due 10/15/42.................    1,250,000     1,226,771
      LB-UBS Commercial Mortgage Trust, Series
        2004-C8, Class AJ
        4.858%, due 12/15/39..................    5,500,000     5,338,754
      Residential Funding Mortgage Securities
        4.750%, due 12/25/18..................    3,755,994     3,660,922
      Resolution Funding Corp. Strips
        3.447%, due 01/15/21..................   10,000,000     4,901,900
                                                            -------------
                                                               42,670,701
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $42,196,140)                                       42,670,701
                                                            -------------
      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.4%
      Federal Home Loan Mortgage Corp.
        4.000%, due 05/01/19..................      201,624       192,452
       5.000%, due 08/01/19-10/01/35..........   13,006,884    12,666,519
       8.500%, due 06/15/21...................      310,152       310,567
       8.000%, due 09/01/30...................       35,972        38,376
       7.500%, due 05/01/32...................      395,536       415,208
       4.500%, due 04/01/33-04/01/35..........    4,179,948     3,942,688
       5.500%, due 12/01/99(a)(b).............    2,800,000     2,774,626
      Federal National Mortgage Assoc.
        7.500%, due 02/01/16-11/01/29.........      282,620       296,956
       4.500%, due 05/01/19-04/01/20..........    5,924,070     5,774,316
       4.000%, due 08/01/19-05/01/33..........    2,510,684     2,357,356
       5.000%, due 10/01/20-11/01/35..........   16,787,292    16,285,237
       5.500%, due 09/01/24-12/01/35..........    5,691,257     5,677,234
       6.500%, due 12/01/27-05/01/32..........      769,896       790,987
       6.250%, due 05/15/29...................    3,000,000     3,545,580
       6.000%, due 04/01/35...................   11,683,728    11,804,822
       5.500%, due 12/01/99(a)(b).............   13,750,000    13,616,790
      Government National Mortgage Assoc.
        9.000%, due 08/15/08-09/15/09.........      203,813       213,897
       8.500%, due 03/15/18-05/15/18..........       55,247        59,908

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
     5.500%, due 09/15/34-12/15/35............. $  9,999,002 $  10,070,858
                                                             -------------
    Total U. S. Government Agency Mortgage
    Backed Securities
    (Cost $91,353,253)                                          90,834,377
                                                             -------------
    U. S. GOVERNMENT & AGENCY OBLIGATIONS - 47.8%
    National Archives Facility Trust, COP
      8.500%, due 09/01/19.....................    5,442,361     6,722,534
    Tennessee Valley Authority, 2000, Series G
      7.125%, due 05/01/30.....................    9,000,000    11,732,877
    U.S. Treasury Bond
      4.500%, due 11/15/15.....................    8,500,000     8,572,386
     8.875%, due 02/15/19......................    7,200,000    10,240,877
     6.250%, due 08/15/23......................   22,500,000    26,875,215
     6.875%, due 08/15/25......................    1,500,000     1,932,188
     5.250%, due 11/15/28......................   12,685,000    13,839,538
    U.S. Treasury Note
      4.125%, due 05/15/15.....................   28,800,000    28,177,891
    U.S. Treasury Strip
      3.725%, due 11/15/09.....................    7,500,000     6,317,797
     3.230%, due 02/15/27......................   28,000,000    10,605,700
     2.949%, due 11/15/27......................    3,000,000     1,102,521
                                                             -------------
    Total U. S. Government & Agency
    Obligations
    (Cost $123,570,120)                                        126,119,524
                                                             -------------
    SHORT-TERM INVESTMENT - 7.2%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/30/05 at 2.80% to
      be repurchased at $18,960,897 on
      01/03/06 collateralized by $17,265,000
      U.S. Treasury Bond 10.375% due
      11/15/12 with a value of $19,336,800
      (Cost - $18,955,000).....................   18,955,000    18,955,000
                                                             -------------

    TOTAL INVESTMENTS - 105.6%
    (Cost $276,074,513)                                        278,579,602

    Other Assets and Liabilities (net) - (5.6)%                (14,879,930)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 263,699,673
                                                             =============

(a) This security is traded on a "to-be-announced" basis.

(b) All or a portion of this security is acquired mortgage dollar roll agreement.

COP - Certificate of Participation

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



The following table summarizes the U.S. Government Securities Portfolio composition of the Portfolio's holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALIFY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        98.11%
                  Equities/Other                           1.89
                                                         ------
                  Total:                                 100.00%
                                                         ======

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                          Convertible   Disciplined    Equity
                                                                          Securities   Mid Cap Stock   Income
                                                                           Portfolio     Portfolio    Portfolio
                                                                         ------------  ------------- ------------
ASSETS
   Investments, at value (Note 2)*                                       $102,576,650   $207,544,992 $373,733,179
   Cash                                                                       112,945            441          705
   Cash denominated in foreign currencies**                                        --             --        3,091
   Receivable for investments sold                                          1,522,933     10,155,506      533,563
   Receivable for Trust shares sold                                            14,726         19,272       12,448
   Dividends receivable                                                        27,191        145,702      555,835
   Interest receivable                                                        414,321            523       64,650
   Receivable from investment adviser (Note 3)                                     --             --           --
   Other assets                                                                 4,049          9,111       15,844
                                                                         ------------  ------------- ------------
     Total assets                                                         104,672,815    217,875,547  374,919,315
                                                                         ------------  ------------- ------------
LIABILITIES
   Due to Bank                                                                     --             --           --
   Payables for:
     Investments purchased                                                    752,488     10,298,619      576,117
     Trust shares redeemed                                                    116,686        424,775      471,952
     Net variation margin on financial futures contracts (Note 7)                  --         13,750           --
     Investment advisory fee payable (Note 3)                                  51,485        124,109      217,894
     Administration fee payable                                                 7,047         10,638       35,268
     Custodian fees payable                                                     4,875          9,656       14,697
     Directors fee payable                                                      3,596          1,127        3,386
   Accrued expenses                                                            42,415         45,356       58,874
                                                                         ------------  ------------- ------------
     Total liabilities                                                        978,592     10,928,030    1,378,188
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $102,183,233   $145,659,179 $321,801,349
   Accumulated net realized gain (loss)                                    (1,397,406)    34,862,183   27,879,654
   Accumulated unrealized appreciation (depreciation) on investments,
    futures contracts and foreign currency                                  2,922,852     25,087,222   19,645,342
   Undistributed (distributions in excess of) net investment income           (14,456)     1,338,933    4,214,782
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
CAPITAL SHARES OUTSTANDING                                                  8,750,379      9,425,641   21,133,866
                                                                         ============  ============= ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                             $      11.85   $      21.96 $      17.68
                                                                         ============  ============= ============

- -----------------------------------------------------------------------------------------------------------------
* Investments at cost                                                    $ 99,653,798   $182,382,606 $354,087,761
**Cost of cash denominated in foreign currencies                                   --             --        3,096

                       See notes to financial statements

                                             Managed
 Federated     Federated      Large     Allocation Series:
 High Yield      Stock         Cap          Aggressive
 Portfolio     Portfolio    Portfolio       Portfolio
- ------------  ----------- ------------  ------------------
$ 82,446,548  $28,039,759 $264,609,685          $5,013,371
         245       21,947          980                  --
          --           --      251,171                  --
     127,007      363,715    5,178,338                  --
       2,214           --       30,633                  --
       2,437       44,094      256,589                  --
   1,624,296           --          256                  --
          --        5,521           --               6,088
       3,761        1,327       11,352                 153
- ------------  ----------- ------------  ------------------
  84,206,508   28,476,363  270,339,004           5,019,612
- ------------  ----------- ------------  ------------------
          --           --           --               2,389
          --      207,343    3,449,505                  --
      84,832        2,764      771,801               1,095
          --           --           --                  --
      46,455       13,586      158,111                  --
       4,288        3,196       26,806                 239
      24,403        4,376       16,381               4,680
       3,362        3,386        5,362               3,058
      39,353       34,135       51,296              34,049
- ------------  ----------- ------------  ------------------
     202,693      268,786    4,479,262              45,510
- ------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
$ 90,910,620  $22,347,263 $324,801,765          $4,664,363
 (13,292,629)   2,951,066  (71,642,843)              1,992
     257,402    2,544,283   12,421,832             307,747
   6,128,422      364,965      278,988                  --
- ------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
   9,506,138    1,617,284   17,554,212             442,447
============  =========== ============  ==================
$       8.84  $     17.44 $      15.15          $    11.24
============  =========== ============  ==================

- ----------------------------------------------------------
$ 82,189,145  $25,495,476 $252,168,842          $4,705,624
          --           --      270,038                  --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Managed            Managed
                                                                         Allocation Series: Allocation Series:
                                                                            Conservative         Moderate
                                                                             Portfolio          Portfolio
                                                                         ------------------ ------------------
ASSETS
   Investments, at value (Note 2)*                                               $4,699,658        $21,929,434
   Cash                                                                                  --                 --
   Cash denominated in foreign currencies**                                              --                 --
   Receivable for investments sold                                                      134                 --
   Receivable for Trust shares sold                                                      --            111,636
   Dividends receivable                                                                 826              1,918
   Receivable from investment adviser (Note 3)                                        6,734              4,786
   Other assets                                                                         142                404
                                                                         ------------------ ------------------
     Total assets                                                                 4,707,494         22,048,178
                                                                         ------------------ ------------------
LIABILITIES
   Due to Bank                                                                        1,274              1,139
   Payables for:
     Investments purchased                                                               --                 --
     Trust shares redeemed                                                            1,345                 --
     Investment advisory fee payable (Note 3)                                           548              2,636
     Administration fee payable                                                         219              1,054
     Custody fees payable                                                             4,388              1,935
     Directors fee payable                                                            3,058              3,058
   Accrued expenses                                                                  35,297             35,300
                                                                         ------------------ ------------------
     Total liabilities                                                               46,129             45,122
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $4,609,118        $21,392,748
   Accumulated net realized gain (loss)                                               3,465             29,026
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             48,782            581,282
   Undistributed (distributions in excess of) net investment income                      --                 --
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
CAPITAL SHARES OUTSTANDING                                                          450,896          2,036,511
                                                                         ================== ==================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $    10.34        $     10.80
                                                                         ================== ==================

- ---------------------------------------------------------------------------------------------------------------
* Investments at cost                                                            $4,650,876        $21,348,152
**Cost of cash denominated in foreign currencies                                         --                 --

                                                                               Managed
                                                                         Allocation Series:
                                                                         Moderate-Aggressive
                                                                              Portfolio
                                                                         -------------------
ASSETS
   Investments, at value (Note 2)*                                               $25,468,544
   Cash                                                                                   --
   Cash denominated in foreign currencies**                                               --
   Receivable for investments sold                                                        --
   Receivable for Trust shares sold                                                   32,109
   Dividends receivable                                                                2,214
   Receivable from investment adviser (Note 3)                                         4,394
   Other assets                                                                          666
                                                                         -------------------
     Total assets                                                                 25,507,927
                                                                         -------------------
LIABILITIES
   Due to Bank                                                                         2,389
   Payables for:
     Investments purchased                                                                --
     Trust shares redeemed                                                                --
     Investment advisory fee payable (Note 3)                                          3,056
     Administration fee payable                                                        1,223
     Custody fees payable                                                              1,605
     Directors fee payable                                                             3,058
   Accrued expenses                                                                   34,049
                                                                         -------------------
     Total liabilities                                                                45,380
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $24,569,004
   Accumulated net realized gain (loss)                                               19,656
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             873,887
   Undistributed (distributions in excess of) net investment income                       --
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
CAPITAL SHARES OUTSTANDING                                                         2,332,100
                                                                         ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $     10.92
                                                                         ===================

- --------------------------------------------------------------------------------------------
* Investments at cost                                                            $24,594,657
**Cost of cash denominated in foreign currencies                                          --

                       See notes to financial statements

       Managed
 Allocation Series:      Mercury           MFS            MFS
Moderate-Conservative Large Cap Core  Mid Cap Growth     Value
      Portfolio         Portfolio       Portfolio      Portfolio
- --------------------- --------------  --------------  -----------
           $4,364,236   $130,916,211   $ 334,855,419  $78,664,791
                   --         23,594              --          875
                   --          2,633             755          235
                   --             --       1,477,618        2,520
                   --         30,030             226       42,756
                  383        119,700         139,074      148,782
                6,741             --              --           --
                  163          5,527          14,937          102
- --------------------- --------------  --------------  -----------
            4,371,523    131,097,695     336,488,029   78,860,061
- --------------------- --------------  --------------  -----------
                1,139             --          53,333           --
                   --             --          29,520       82,424
                1,122        110,580         996,639        5,849
                  540         85,672         217,327       46,173
                  216          8,492          19,049        5,722
                3,698          5,725          19,900        8,077
                3,058          3,362           3,655        3,362
               35,299         55,159         112,415       50,700
- --------------------- --------------  --------------  -----------
               45,072        268,990       1,451,838      202,307
- --------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
           $4,188,153   $174,252,825   $ 671,431,380  $70,117,985
                2,011    (63,422,072)   (380,025,182)     331,424
              136,287     19,708,006      43,630,662    8,208,345
                   --        289,946            (669)          --
- --------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
              408,772     12,899,599      41,410,342    6,321,249
===================== ==============  ==============  ===========
           $    10.58   $      10.14   $        8.09  $     12.44
===================== ==============  ==============  ===========

- -----------------------------------------------------------------
           $4,227,949   $111,208,205   $ 291,224,274  $70,456,069
                   --          2,688              --          234

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Mondrian           Pioneer       Pioneer
                                                                         International Stock      Fund      Mid Cap Value
                                                                              Portfolio         Portfolio     Portfolio
                                                                         -------------------  ------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $203,678,403  $ 46,423,531     $6,203,720
   Cash                                                                                  303           818            492
   Cash denominated in foreign currencies**                                               --            --            116
   Receivable for investments sold                                                        --            --         10,804
   Receivable for Trust shares sold                                                   96,141        22,335         17,741
   Unrealized appreciation on forward currency contracts (Note 8)                    488,921            --             --
   Dividends receivable                                                              177,973        82,189          6,369
   Interest receivable                                                                   367            72             15
   Receivable from investment adviser (Note 3)                                            --            --         14,704
   Other assets                                                                        5,420         1,686            284
                                                                         -------------------  ------------  -------------
     Total assets                                                                204,447,528    46,530,631      6,254,245
                                                                         -------------------  ------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                                --            --         56,040
     Trust shares redeemed                                                           728,580        24,960              8
     Investment advisory fee payable (Note 3)                                        121,614        29,396          3,813
     Administration fee payable                                                       11,174         2,352            305
     Custodian fees payable                                                           17,645         2,646             --
     Directors fee payable                                                             2,580         2,046          3,058
   Accrued expenses                                                                   47,995        23,369         40,906
                                                                         -------------------  ------------  -------------
     Total liabilities                                                               929,588        84,769        104,130
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $190,803,824  $ 51,067,297     $5,894,007
   Accumulated net realized gain (loss)                                          (15,024,628)  (13,240,392)        (8,782)
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                          22,751,863     8,229,029        264,753
   Undistributed (distributions in excess of) net investment income                4,986,881       389,928            137
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
CAPITAL SHARES OUTSTANDING                                                        16,275,354     3,643,620        570,752
                                                                         ===================  ============  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                    $      12.50  $      12.75     $    10.78
                                                                         ===================  ============  =============

- --------------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                           $181,410,140  $ 38,194,502     $5,938,967
**Cost of cash denominated in foreign currencies                                          --            --            116

                       See notes to financial statements

Style Focus Series:  Style Focus Series:  Travelers    U.S. Government
 Small Cap Growth      Small Cap Value   Quality Bond    Securities
     Portfolio            Portfolio       Portfolio       Portfolio
- -------------------  ------------------- ------------  ---------------
         $5,923,932           $5,553,260 $177,479,341     $278,579,602
            167,592               25,484       12,247               99
                 --                   --           --               --
              3,351                   --           --               --
             10,603               11,631        8,925           16,495
              2,159                8,808           --               --
                 --                   27    1,997,532        1,841,288
              9,184                5,566           --               --
                303                  279        8,170           10,964
- -------------------  ------------------- ------------  ---------------
          6,117,124            5,605,055  179,506,215      280,448,448
- -------------------  ------------------- ------------  ---------------
              8,020              227,344           --       16,317,110
                 82                   74      272,777          285,339
              4,374                   --       49,105           71,444
                307                  265        8,812           13,237
              9,400                  792        9,996            6,128
              3,058                3,058        2,734            2,734
             16,914               41,020       58,175           52,783
- -------------------  ------------------- ------------  ---------------
             42,155              272,553      401,599       16,748,775
- -------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
         $5,619,057           $4,967,243 $178,071,754     $247,368,938
             13,861               25,524   (4,496,317)       3,262,948
            458,008              337,219   (1,647,348)       2,505,089
            (15,957)               2,516    7,176,527       10,562,698
- -------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
            536,576              476,328   15,980,535       19,846,722
===================  =================== ============  ===============
         $    11.32           $    11.20 $      11.21     $      13.29
===================  =================== ============  ===============

- ----------------------------------------------------------------------
         $5,465,923           $5,216,041 $179,126,689     $276,074,513
                 --                   --           --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                   Convertible   Disciplined      Equity
                                                                                   Securities   Mid Cap Stock     Income
                                                                                    Portfolio     Portfolio      Portfolio
                                                                                   -----------  -------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $   834,733   $  2,874,888  $  7,002,421
    Interest                                                                         2,579,219         78,697       213,086
                                                                                   -----------  -------------  ------------
       Total investment income                                                       3,413,952      2,953,585     7,215,507
                                                                                   -----------  -------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                   628,179      1,383,571     2,668,019
    Administration fees                                                                 62,818        118,592       217,973
    Custody and accounting fees                                                         20,933         32,145        79,928
    Audit                                                                               22,270         22,122        22,254
    Legal                                                                               17,930         20,167        28,353
    Trustee fees and expenses                                                            9,678          9,178        11,568
    Shareholder reporting                                                               19,810         22,325        30,492
    Insurance                                                                            4,505          7,928        13,988
    Other                                                                                   82            701         1,001
                                                                                   -----------  -------------  ------------
       Total expenses                                                                  786,205      1,616,729     3,073,576
       Less fees waived and expenses reimbursed by the adviser                              --             --            --
                                                                                   -----------  -------------  ------------
    Net expenses                                                                       786,205      1,616,729     3,073,576
                                                                                   -----------  -------------  ------------
    Net investment income (loss)                                                     2,627,747      1,336,856     4,141,931
                                                                                   -----------  -------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   1,646,578     34,704,113    28,154,562
       Futures contracts                                                                    --        238,621            --
       Foreign currency related transactions                                                --             --           230
                                                                                   -----------  -------------  ------------
          Net realized gain (loss) on investments, futures contracts and
            foreign currency related transactions                                    1,646,578     34,942,734    28,154,792
                                                                                   -----------  -------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                                          6,849,799     38,090,382    35,699,379
          End of year                                                                2,922,852     25,087,222    19,645,342
                                                                                   -----------  -------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                               (3,926,947)   (13,003,160)  (16,054,037)
                                                                                   -----------  -------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                        (2,280,369)    21,939,574    12,100,755
                                                                                   -----------  -------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   347,378   $ 23,276,430  $ 16,242,686
                                                                                   ===========  =============  ============

- ----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $     2,048   $        132  $     35,651
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.

                       See notes to financial statements

                                            Managed
 Federated    Federated      Large     Allocation Series:
 High Yield     Stock         Cap          Aggressive
 Portfolio    Portfolio    Portfolio       Portfolio*
- -----------  -----------  -----------  ------------------
$    27,124  $   647,734  $ 2,474,365            $  5,187(a)
  6,940,786        3,449       62,205                 101
- -----------  -----------  -----------  ------------------
  6,967,910      651,183    2,536,570               5,288
- -----------  -----------  -----------  ------------------
    555,974      188,301    1,947,041               2,962
     51,321       18,077      156,185               1,185
     58,153       15,344       54,677               7,967
     22,103       22,109       22,254              14,938
     22,895       24,674       24,590              15,040
      9,244        9,268       11,544               6,639
     17,305       12,533       23,913               9,960
      3,375        1,228        8,761                  --
        310          205           --               2,489
- -----------  -----------  -----------  ------------------
    740,680      291,739    2,248,965              61,180
         --       (5,521)          --             (54,268)
- -----------  -----------  -----------  ------------------
    740,680      286,218    2,248,965               6,912
- -----------  -----------  -----------  ------------------
  6,227,230      364,965      287,605              (1,624)
- -----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,957,564               8,791
         --           --           --                  --
         --           --        2,519                  --
- -----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,960,083               8,791
- -----------  -----------  -----------  ------------------
  3,693,290    5,134,178   20,929,735                  --
    257,402    2,544,283   12,421,832             307,747
- -----------  -----------  -----------  ------------------
 (3,435,888)  (2,589,895)  (8,507,903)            307,747
- -----------  -----------  -----------  ------------------
 (4,089,853)   1,147,937   21,452,180             316,538
- -----------  -----------  -----------  ------------------
$ 2,137,377  $ 1,512,902  $21,739,785            $314,914
===========  ===========  ===========  ==================

- ------------------------------------------------------------
$        --  $        --  $    11,631            $     --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                       Managed               Managed
                                                                                  Allocation Series:    Allocation Series:
                                                                                     Conservative            Moderate
                                                                                      Portfolio*            Portfolio*
                                                                                  ------------------    ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                           $ 31,388(a)           $125,647(a)
    Interest                                                                                     111                   422
                                                                                  ------------------    ------------------
       Total investment income                                                                31,499               126,069
                                                                                  ------------------    ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                           2,535                10,031
    Administration fees                                                                        1,014                 4,013
    Custody and accounting fees                                                                7,967                 7,967
    Audit                                                                                     14,938                14,938
    Legal                                                                                     15,040                15,040
    Trustee fees and expenses                                                                  6,639                 6,639
    Shareholder reporting                                                                      9,960                 9,960
    Insurance                                                                                     --                    --
    Other                                                                                      2,489                 2,489
                                                                                  ------------------    ------------------
       Total expenses                                                                         60,582                71,077
       Less fees waived and expenses reimbursed by the adviser                               (54,666)              (47,670)
                                                                                  ------------------    ------------------
    Net expenses                                                                               5,916                23,407
                                                                                  ------------------    ------------------
    Net investment income (loss)                                                              25,583               102,662
                                                                                  ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            11,874                45,618
       Foreign currency related transactions                                                      --                    --
                                                                                  ------------------    ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              11,874                45,618
                                                                                  ------------------    ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --                    --
          End of period                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                   60,656               626,900
                                                                                  ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 86,239              $729,562
                                                                                  ==================    ==================

- ------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                          $     --              $     --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                                                                                       Managed
                                                                                  Allocation Series:
                                                                                      Moderate-
                                                                                      Aggressive
                                                                                      Portfolio*
                                                                                  ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                         $  144,137(a)
    Interest                                                                                   1,068
                                                                                  ------------------
       Total investment income                                                               145,205
                                                                                  ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          12,733
    Administration fees                                                                        5,093
    Custody and accounting fees                                                                7,967
    Audit                                                                                     14,938
    Legal                                                                                     15,040
    Trustee fees and expenses                                                                  6,639
    Shareholder reporting                                                                      9,960
    Insurance                                                                                     --
    Other                                                                                      2,489
                                                                                  ------------------
       Total expenses                                                                         74,859
       Less fees waived and expenses reimbursed by the adviser                               (45,149)
                                                                                  ------------------
    Net expenses                                                                              29,710
                                                                                  ------------------
    Net investment income (loss)                                                             115,495
                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            32,305
       Foreign currency related transactions                                                      --
                                                                                  ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              32,305
                                                                                  ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --
          End of period                                                                      873,887
                                                                                  ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      873,887
                                                                                  ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                  906,192
                                                                                  ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $1,021,687
                                                                                  ==================

- -------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $       --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                       See notes to financial statements

     Managed
Allocation Series:
    Moderate-            Mercury           MFS
   Conservative       Large Cap Core  Mid Cap Growth     MFS Value
    Portfolio*          Portfolio       Portfolio        Portfolio
- ------------------    --------------  --------------    ----------
          $ 25,270(a)    $ 1,443,578    $  1,385,460    $1,450,221
               163             1,349         189,621        60,640
- ------------------    --------------  --------------    ----------
            25,433         1,444,927       1,575,081     1,510,861
- ------------------    --------------  --------------    ----------
             2,684           980,510       2,395,094       465,377
             1,074            75,910         191,049        38,619
             7,967            19,753          57,605        51,546
            14,938            22,071          22,240        21,774
            15,040            18,037          30,301        21,816
             6,639             9,444           9,537         9,544
             9,960            24,111          42,703        24,224
                --             5,028          12,641         2,398
             2,489               308          31,642         9,324
- ------------------    --------------  --------------    ----------
            60,791         1,155,172       2,792,812       644,622
           (54,527)               --              --        (6,348)
- ------------------    --------------  --------------    ----------
             6,264         1,155,172       2,792,812       638,274
- ------------------    --------------  --------------    ----------
            19,169           289,755      (1,217,731)      872,587
- ------------------    --------------  --------------    ----------
             3,779        14,200,937      37,460,773     3,413,463
                --               191         (26,509)        1,490
- ------------------    --------------  --------------    ----------
             3,779        14,201,128      37,434,264     3,414,953
- ------------------    --------------  --------------    ----------
                --        19,749,091      40,384,036     8,155,853
           136,287        19,708,006      18,862,117(b)  8,208,345
- ------------------    --------------  --------------    ----------
           136,287           (41,085)    (21,521,919)       52,492
- ------------------    --------------  --------------    ----------
           140,066        14,160,043      15,912,345     3,467,445
- ------------------    --------------  --------------    ----------
          $159,235       $14,449,798    $ 14,694,614    $4,340,032
==================    ==============  ==============    ==========

- -------------------------------------------------------------------
          $     --       $        --    $      8,771    $   14,335
                --                --              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                      Mondrian         Pioneer      Pioneer
                                                                                 International Stock    Fund     Mid Cap Value
                                                                                      Portfolio       Portfolio   Portfolio*
                                                                                 -------------------  ---------- -------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $ 5,970,098  $  742,957      $ 39,724
    Interest (2)                                                                             201,070      27,901         3,166
                                                                                 -------------------  ---------- -------------
       Total investment income                                                             6,171,168     770,858        42,890
                                                                                 -------------------  ---------- -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,410,238     283,477        22,433
    Administration fees                                                                      113,955      22,678         1,795
    Custody and accounting fees                                                              113,340      15,742        11,951
    Audit                                                                                     22,053      21,988        19,918
    Legal                                                                                     25,168      20,468        15,040
    Trustee fees and expenses                                                                  8,462       9,688         6,639
    Shareholder reporting                                                                     22,914       4,804        11,951
    Insurance                                                                                  7,750       1,532            --
    Other                                                                                     11,079         553         2,487
                                                                                 -------------------  ---------- -------------
       Total expenses                                                                      1,734,959     380,930        92,214
       Less fees waived and expenses reimbursed by the adviser                                    --          --       (62,305)
                                                                                 -------------------  ---------- -------------
    Net expenses                                                                           1,734,959     380,930        29,909
                                                                                 -------------------  ---------- -------------
    Net investment income (loss)                                                           4,436,209     389,928        12,981
                                                                                 -------------------  ---------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                        20,942,418     805,103        90,270
       Foreign currency related transactions                                                (161,358)         --            --
                                                                                 -------------------  ---------- -------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                          20,781,060     805,103        90,270
                                                                                 -------------------  ---------- -------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                             29,915,254   6,944,228            --
          End of period                                                                   22,751,863   8,229,029       264,753
                                                                                 -------------------  ---------- -------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                   (7,163,391)  1,284,801       264,753
                                                                                 -------------------  ---------- -------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                               13,617,669   2,089,904       355,023
                                                                                 -------------------  ---------- -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $18,053,878  $2,479,832      $368,004
                                                                                 ===================  ========== =============

- -------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $   739,494  $    7,038      $     89
(2)Interest income includes security lending income of:                                      113,461          --            --
 *For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

Style Focus Series:  Style Focus Series:   Travelers    U.S. Government
 Small Cap Growth      Small Cap Value    Quality Bond    Securities
    Portfolio*           Portfolio*        Portfolio       Portfolio
- -------------------  -------------------  ------------  ---------------
           $ 10,220             $ 51,131   $        --      $        --
              5,140                2,137     7,458,902       11,634,334
- -------------------  -------------------  ------------  ---------------
             15,360               53,268     7,458,902       11,634,334
- -------------------  -------------------  ------------  ---------------
             26,177               22,380       596,346          809,925
              1,848                1,628       110,674          150,311
             23,902               23,902        28,870           27,166
             19,918               19,918        22,004           22,048
             15,040               15,040        29,596           25,384
              6,639                6,639         8,915            8,615
             11,951               11,951        20,741           15,959
                 --                   --         8,676           11,569
              2,489                2,489           526              651
- -------------------  -------------------  ------------  ---------------
            107,964              103,947       826,348        1,071,628
            (74,088)             (74,107)           --               --
- -------------------  -------------------  ------------  ---------------
             33,876               29,840       826,348        1,071,628
- -------------------  -------------------  ------------  ---------------
            (18,516)              23,428     6,632,554       10,562,706
- -------------------  -------------------  ------------  ---------------
            130,603               81,224      (703,128)       3,263,108
                (83)                  --            --               --
- -------------------  -------------------  ------------  ---------------
            130,520               81,224      (703,128)       3,263,108
- -------------------  -------------------  ------------  ---------------
                 --                   --     1,269,180        6,322,679
            458,008              337,219    (1,647,348)       2,505,089
- -------------------  -------------------  ------------  ---------------
            458,008              337,219    (2,916,528)      (3,817,590)
- -------------------  -------------------  ------------  ---------------
            588,528              418,443    (3,619,656)        (554,482)
- -------------------  -------------------  ------------  ---------------
           $570,012             $441,871   $ 3,012,898      $10,008,224
===================  ===================  ============  ===============

- ------------------------------------------------------------------------
           $     29             $    155   $        --      $        --
                 --                   --            --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                         Convertible
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  2,627,747  $  2,342,782
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                1,646,578       976,485
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                 (3,926,947)    2,664,418
                                                                                 ------------  ------------  -
    Net increase in net assets resulting from operations                              347,378     5,983,685
                                                                                 ------------  ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                     (2,701,552)   (2,307,074)
    From net realized gains                                                        (1,863,687)           --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (4,565,239)   (2,307,074)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      12,333,791    33,647,713
    Net asset value of shares issued through dividend reinvestment                  4,565,239     2,307,074
    Cost of shares repurchased                                                    (18,294,511)   (6,655,212)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          (1,395,481)   29,299,575
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,613,342)   32,976,186
    Net assets at beginning of year                                               109,307,565    76,331,379
                                                                                 ------------  ------------
    Net assets at end of year                                                    $103,694,223  $109,307,565
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $    (14,456) $     40,111
                                                                                 ============  ============

- -----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                         Disciplined
                                                                                   Mid Cap Stock Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  1,336,856  $    497,527
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                               34,942,734    15,193,127
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                (13,003,160)   11,904,347
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           23,276,430    27,595,001
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --      (508,893)
    From net realized gains                                                        (2,217,847)   (5,360,391)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (2,217,847)   (5,869,284)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      16,734,545    24,387,730
    Net asset value of shares issued through dividend reinvestment                  2,217,847     5,869,284
    Cost of shares repurchased                                                    (30,891,516)  (19,071,361)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (11,939,124)   11,185,653
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             9,119,459    32,911,370
    Net assets at beginning of year                                               197,828,058   164,916,688
                                                                                 ------------  ------------
    Net assets at end of year                                                    $206,947,517  $197,828,058
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  1,338,933  $      7,623
                                                                                 ============  ============

- ------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Equity                         Federated
     Income Portfolio              High Yield Portfolio
- --------------------------      --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,  December 31,      December 31,  December 31,
    2005         2004*              2005         2004*
- ----------------------------    ---------------------------
$  4,141,931  $  4,306,673      $  6,227,230  $  5,946,244
  28,154,792    14,556,038          (653,965)    1,202,342
 (16,054,037)   13,069,565        (3,435,888)      749,397
- ------------  ------------  -   ------------  ------------
  16,242,686    31,932,276         2,137,377     7,897,983
- ------------  ------------  -   ------------  ------------
          --    (4,384,748)               --    (6,213,875)
  (5,182,603)  (15,860,220)               --            --
- ------------  ------------      ------------  ------------
  (5,182,603)  (20,244,968)               --    (6,213,875)
- ------------  ------------      ------------  ------------
  38,173,570    49,762,623         9,104,584    14,459,403
   5,182,603    20,244,968                --     6,213,875
 (39,717,590)  (20,346,265)      (14,175,437)  (11,216,237)
- ------------  ------------      ------------  ------------
   3,638,583    49,661,326        (5,070,853)    9,457,041
- ------------  ------------      ------------  ------------
  14,698,666    61,348,634        (2,933,476)   11,141,149
 358,842,461   297,493,827        86,937,291    75,796,142
- ------------  ------------      ------------  ------------
$373,541,127  $358,842,461      $ 84,003,815  $ 86,937,291
============  ============      ============  ============
$  4,214,782  $     78,439      $  6,128,422  $   (263,984)
============  ============      ============  ============

- -----------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005




                                                      Federated                    Large Cap
                                                   Stock Portfolio                 Portfolio
                                              ------------------------    --------------------------
                                               Year Ended   Year Ended     Year Ended    Year Ended
                                              December 31, December 31,   December 31,  December 31,
                                                  2005        2004*           2005         2004*
                                              --------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $   364,965  $   444,940    $    287,605  $  1,991,693
   Net realized gain on investments and
       foreign currency related transactions    3,737,832    1,268,513      29,960,083     7,905,466
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions   (2,589,895)   1,454,617      (8,507,903)    7,153,395
                                              -----------  -----------    ------------  ------------
   Net increase in net assets resulting from
       operations                               1,512,902    3,168,070      21,739,785    17,050,554
                                              -----------  -----------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          --     (451,992)             --    (2,103,304)
   From net realized gains                             --           --              --            --
                                              -----------  -----------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                   --     (451,992)             --    (2,103,304)
                                              -----------  -----------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
   Proceeds from shares sold                      931,671    2,342,984      15,406,305    54,371,360
   Net asset value of shares issued through
       dividend reinvestment                           --      451,992              --     2,103,304
   Cost of shares repurchased                  (6,775,891)  (4,775,545)    (39,446,770)  (31,061,137)
                                              -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions         (5,844,220)  (1,980,569)    (24,040,465)   25,413,527
                                              -----------  -----------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,331,318)     735,509      (2,300,680)   40,360,777
   Net assets at beginning of period           32,538,895   31,803,386     268,160,422   227,799,645
                                              -----------  -----------    ------------  ------------
   Net assets at end of period                $28,207,577  $32,538,895    $265,859,742  $268,160,422
                                              ===========  ===========    ============  ============
   Net assets at end of period includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $   364,965  $        --    $    278,988  $        135
                                              ===========  ===========    ============  ============

- -----------------------------------------------------------------------------------------------------
* Audited by other Independent Registered
  Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations)
  through December 31, 2005.

                       See notes to financial statements

     Managed             Managed               Managed              Managed
Allocation Series:  Allocation Series:    Allocation Series:  Allocation Series:
    Aggressive         Conservative            Moderate       Moderate-Aggressive
    Portfolio           Portfolio             Portfolio            Portfolio
- ------------------  ------------------    ------------------  -------------------
   Period Ended        Period Ended          Period Ended        Period Ended
   December 31,        December 31,          December 31,        December 31,
      2005**              2005**                2005**              2005**
- ------------------  ------------------    ------------------  -------------------
        $   (1,624)         $   25,583           $   102,662          $   115,495
             8,791              11,874                45,618               32,305
           307,747              48,782               581,282              873,887
        ----------          ----------           -----------          -----------
           314,914              86,239               729,562            1,021,687
        ----------          ----------           -----------          -----------
                --             (25,570)             (102,686)            (115,513)
            (5,175)             (8,422)              (16,568)             (12,631)
        ----------          ----------           -----------          -----------
            (5,175)            (33,992)             (119,254)            (128,144)
        ----------          ----------           -----------          -----------
         4,829,038           5,099,817            21,951,635           25,017,438
             5,175              33,992               119,254              128,144
          (169,850)           (524,691)             (678,141)            (576,578)
        ----------          ----------           -----------          -----------
         4,664,363           4,609,118            21,392,748           24,569,004
        ----------          ----------           -----------          -----------
         4,974,102           4,661,365            22,003,056           25,462,547
                --                  --                    --                   --
        ----------          ----------           -----------          -----------
        $4,974,102          $4,661,365           $22,003,056          $25,462,547
        ==========          ==========           ===========          ===========
        $       --          $       --           $        --          $        --
        ==========          ==========           ===========          ===========

- ----------------------------------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                        Managed Allocation Series:
                                                                                      Moderate-Conservative Portfolio
                                                                                      -------------------------------
                                                                                               Period Ended
                                                                                               December 31,
                                                                                                  2005**
                                                                                      --------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                $   19,169
    Net realized gain on investments and foreign currency related transactions                       3,779
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                               136,287
                                                                                                ----------
    Net increase in net assets resulting from operations                                           159,235
                                                                                                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                     (19,171)
    From net realized gains                                                                         (1,766)
                                                                                                ----------
    Net decrease in net assets resulting from distributions                                        (20,937)
                                                                                                ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                                    4,186,360
    Net asset value of shares issued through acquisition                                                --
    Net asset value of shares issued through dividend reinvestment                                  20,937
    Cost of shares repurchased                                                                     (19,144)
                                                                                                ----------
    Net increase (decrease) in net assets from capital share transactions                        4,188,153
                                                                                                ----------
TOTAL INCREASE IN NET ASSETS                                                                     4,326,451
    Net assets at beginning of period                                                                   --
                                                                                                ----------
    Net assets at end of period                                                                 $4,326,451
                                                                                                ==========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                                         $       --
                                                                                                ==========

- ------------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                                                                                                Mercury
                                                                                       Large Cap Core Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ---------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $    289,755  $    589,652
    Net realized gain on investments and foreign currency related transactions          14,201,128     3,315,382
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                       (41,085)   13,604,210
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                14,449,798    17,509,244
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                  --      (649,324)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                                     --      (649,324)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                            8,098,367     6,563,038
    Net asset value of shares issued through acquisition                                        --            --
    Net asset value of shares issued through dividend reinvestment                              --       649,324
    Cost of shares repurchased                                                         (17,219,174)  (13,772,846)
                                                                                      ------------  ------------
    Net increase (decrease) in net assets from capital share transactions               (9,120,807)   (6,560,484)
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                             5,328,991    10,299,436
    Net assets at beginning of period                                                  125,499,714   115,200,278
                                                                                      ------------  ------------
    Net assets at end of period                                                       $130,828,705  $125,499,714
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $    289,946  $         --
                                                                                      ============  ============

- -----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

            MFS                           MFS
 Mid Cap Growth Portfolio           Value Portfolio
- ----------------------------  ---------------------------
 Year Ended    Year Ended      Year Ended    Year Ended
December 31,  December 31,    December 31,  December 31,
    2005         2004*            2005         2004*
- ----------------------------  ---------------------------
$ (1,217,731) $ (1,280,375)    $   872,587   $   509,059
  37,434,264    21,210,374       3,414,953     2,337,323
 (21,521,919)    6,180,871          52,492     3,327,650
- ------------  ------------     -----------   -----------
  14,694,614    26,110,870       4,340,032     6,174,032
- ------------  ------------     -----------   -----------
          --            --        (869,869)     (510,816)
          --            --      (3,134,554)     (389,047)
- ------------  ------------     -----------   -----------
          --            --      (4,004,423)     (899,863)
- ------------  ------------     -----------   -----------
   7,809,074    16,179,515      31,389,149     9,087,552
 157,413,642            --              --            --
          --            --       4,004,423       899,863
 (55,470,667)  (24,308,636)     (4,323,830)   (8,137,170)
- ------------  ------------     -----------   -----------
 109,752,049    (8,129,121)     31,069,742     1,850,245
- ------------  ------------     -----------   -----------
 124,446,663    17,981,749      31,405,351     7,124,414
 210,589,528   192,607,779      47,252,403    40,127,989
- ------------  ------------     -----------   -----------
$335,036,191  $210,589,528     $78,657,754   $47,252,403
============  ============     ===========   ===========
$       (669) $         --     $        --   $       908
============  ============     ===========   ===========

- ---------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                               Mondrian
                                                                                          International Stock
                                                                                               Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ------------  ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $  4,436,209  $  2,138,466
    Net realized gain on investments and foreign currency related transactions          20,781,060    13,861,266
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            (7,163,391)    8,410,207
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                18,053,878    24,409,939
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                            (100,497)   (2,613,383)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                               (100,497)   (2,613,383)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                           28,572,300    53,475,176
    Net asset value of shares issued through dividend reinvestment                         100,497     2,613,383
    Cost of shares repurchased                                                         (24,282,412)  (24,585,856)
                                                                                      ------------  ------------
    Net increase in net assets from capital share transactions                           4,390,385    31,502,703
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                            22,343,766    53,299,259
    Net assets at beginning of period                                                  181,174,174   127,874,915
                                                                                      ------------  ------------
    Net assets at end of period                                                       $203,517,940  $181,174,174
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $  4,986,881  $   (547,069)
                                                                                      ============  ============

- ------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.


                                                                                       Pioneer Fund Portfolio
                                                                                      ------------------------
                                                                                       Year Ended   Year Ended
                                                                                      December 31, December 31,
                                                                                          2005        2004*
                                                                                      ------------ ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $   389,928  $   284,182
    Net realized gain on investments and foreign currency related transactions            805,103      655,645
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            1,284,801    2,315,841
                                                                                      -----------  -----------
    Net increase in net assets resulting from operations                                2,479,832    3,255,668
                                                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                 --     (285,115)
    From net realized gains                                                                    --           --
                                                                                      -----------  -----------
    Net decrease in net assets resulting from distributions                                    --     (285,115)
                                                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                          14,587,987    5,455,069
    Net asset value of shares issued through dividend reinvestment                             --      285,115
    Cost of shares repurchased                                                         (3,255,212)  (3,478,475)
                                                                                      -----------  -----------
    Net increase in net assets from capital share transactions                         11,332,775    2,261,709
                                                                                      -----------  -----------
TOTAL INCREASE IN NET ASSETS                                                           13,812,607    5,232,262
    Net assets at beginning of period                                                  32,633,255   27,400,993
                                                                                      -----------  -----------
    Net assets at end of period                                                       $46,445,862  $32,633,255
                                                                                      ===========  ===========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $   389,928  $        --
                                                                                      ===========  ===========

- ---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

   Pioneer    Style Focus Series: Style Focus Series:
Mid Cap Value  Small Cap Growth     Small Cap Value
  Portfolio        Portfolio           Portfolio
- ------------- ------------------- -------------------
Period Ended     Period Ended        Period Ended
December 31,     December 31,        December 31,
   2005**           2005**              2005**
- ------------- ------------------- -------------------
 $   12,981       $  (18,516)         $   23,428
     90,270          130,520              81,224

    264,753          458,008             337,219
 ----------       ----------          ----------
    368,004          570,012             441,871
 ----------       ----------          ----------
    (12,844)              --             (20,912)
    (99,052)        (114,100)            (55,700)
 ----------       ----------          ----------
   (111,896)        (114,100)            (76,612)
 ----------       ----------          ----------
  6,050,498        5,811,149           5,016,436
    111,896          114,100              76,612
   (268,387)        (306,192)           (125,805)
 ----------       ----------          ----------
  5,894,007        5,619,057           4,967,243
 ----------       ----------          ----------
  6,150,115        6,074,969           5,332,502
         --               --                  --
 ----------       ----------          ----------
 $6,150,115       $6,074,969          $5,332,502
 ==========       ==========          ==========
 $      137       $  (15,957)         $    2,516
 ==========       ==========          ==========

- -----------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                      Travelers Quality
                                                                                       Bond Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  6,632,554  $  7,188,168
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                  (703,128)      865,318
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (2,916,528)   (1,671,033)
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                            3,012,898     6,382,453
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --    (8,995,106)
    From net realized gains                                                                --            --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                                --    (8,995,106)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      19,925,046    16,645,993
    Net asset value of shares issued through dividend reinvestment                         --     8,995,106
    Cost of shares repurchased                                                    (33,148,315)  (42,786,580)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (13,223,269)  (17,145,481)
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (10,210,371)  (19,758,134)
    Net assets at beginning of year                                               189,314,987   209,073,121
                                                                                 ------------  ------------
    Net assets at end of year                                                    $179,104,616  $189,314,987
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  7,176,527  $ (1,564,284)
                                                                                 ============  ============

- ---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                       U.S. Government
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $ 10,562,706  $  9,421,050
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 3,263,108       409,444
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (3,817,590)    3,571,197
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           10,008,224    13,401,691
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                           (194)   (9,496,007)
    From net realized gains                                                          (239,219)     (413,800)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                          (239,413)   (9,909,807)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      65,826,941    33,869,285
    Net asset value of shares issued through dividend reinvestment                    239,413     9,909,807
    Cost of shares repurchased                                                    (28,456,411)  (40,832,013)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          37,609,943     2,947,079
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            47,378,754     6,438,963
    Net assets at beginning of year                                               216,320,919   209,881,956
                                                                                 ------------  ------------
    Net assets at end of year                                                    $263,699,673  $216,320,919
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $ 10,562,698  $        186
                                                                                 ============  ============

- ------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
    CONVERTIBLE SECURITIES PORTFOLIO        ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $12.35        $0.31 (a)        $(0.27)   $  0.04    $(0.32)      $(0.22)
      12/31/2004++                              11.87         0.27 (a)       0.48 (a)      0.75     (0.27)           --
      12/31/2003++                               9.67         0.39 (a)       2.15 (a)      2.54     (0.34)           --
      12/31/2002++                              11.32         0.45 (a)      (1.26)(a)    (0.81)     (0.77)       (0.07)
      12/31/2001++                              12.06      0.47 (a)(c)   (0.56)(a)(c)    (0.09)     (0.21)       (0.44)
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    DISCIPLINED MID CAP STOCK PORTFOLIO     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $19.76        $0.14 (a)     $ 2.29 (a)   $  2.43    $    --      $(0.23)
      12/31/2004++                              17.49         0.05 (a)       2.82 (a)      2.87     (0.05)       (0.55)
      12/31/2003++                              13.11             0.05           4.38      4.43     (0.05)           --
      12/31/2002++                              15.41             0.03         (2.23)    (2.20)     (0.08)       (0.02)
      12/31/2001++                              17.26         0.06 (a)      (0.78)(a)    (0.72)     (0.04)         1.09
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    EQUITY INCOME PORTFOLIO                 ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $17.17        $0.19 (a)     $ 0.56 (a)   $  0.75    $    --      $(0.24)
      12/31/2004++                              16.59             0.21           1.39      1.60     (0.22)       (0.80)
      12/31/2003++                              12.75             0.14           3.83      3.97     (0.13)           --
      12/31/2002++                              14.99         0.16 (a)      (2.25)(a)    (2.09)     (0.15)           --
      12/31/2001++                              16.26         0.20 (a)      (1.27)(a)    (1.07)     (0.16)       (0.04)
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED HIGH YIELD PORTFOLIO          ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $ 8.62        $0.63 (a)     $(0.41)(a)   $  0.22    $    --      $    --
      12/31/2004++                               8.41             0.64           0.23      0.87     (0.66)           --
      12/31/2003++                               7.37         0.65 (a)       1.00 (a)      1.65     (0.61)           --
      12/31/2002++                               8.55         0.74 (a)      (0.46)(a)      0.28     (1.46)           --
      12/31/2001++                               9.50      0.97 (a)(c)   (0.77)(a)(c)      0.20     (1.15)           --
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED STOCK PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $16.56        $0.20 (a)     $ 0.68 (a)   $  0.88    $    --      $    --
      12/31/2004++                              15.19             0.23           1.37      1.60     (0.23)           --
      12/31/2003++                              12.06             0.20           3.13      3.33     (0.20)           --
      12/31/2002++                              15.40             0.16         (3.13)    (2.97)     (0.37)           --
      12/31/2001++                              15.99             0.16           0.11      0.27     (0.20)       (0.66)
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    LARGE CAP PORTFOLIO                     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $13.93        $0.02 (a)     $ 1.20 (a)   $  1.22    $    --      $    --
      12/31/2004++                              13.18             0.10           0.76      0.86     (0.11)           --
      12/31/2003++                              10.61             0.05           2.57      2.62     (0.05)           --
      12/31/2002++                              13.82         0.05 (a)      (3.20)(a)    (3.15)     (0.06)           --
      12/31/2001++                              16.81         0.07 (a)      (2.98)(a)    (2.91)     (0.07)       (0.01)
- -------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. In addition, the impact of this change to net investment income and net unrealized loss was less than $0.01 per share for the Convertible Securities Portfolio. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Federated High Yield Portfolio.
++ Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF YEAR        AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.54)     $11.85       0.34 %          $104          0.75%       0.75%           2.51%         150%
    (0.27)      12.35         6.29           109        0.74(b)        0.75            2.50          32
    (0.34)      11.87        26.26            76           0.78        0.78            3.61          44
    (0.84)       9.67       (6.99)            49        0.80(b)        0.81            4.36          46
    (0.65)      11.32       (0.82)            50           0.79        0.79         3.95(c)          56
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.23)     $21.96      12.42 %          $207          0.82%       0.82%           0.68%         116%
    (0.60)      19.76        16.45           198        0.80(b)        0.82            0.28          91
    (0.05)      17.49        33.75           165           0.82        0.82            0.38          61
    (0.10)      13.11      (14.32)           111           0.85        0.85            0.23          67
    (1.13)      15.41       (4.02)           113           0.83        0.83            0.37          40
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.24)     $17.68       4.47 %          $374          0.85%       0.85%           1.14%         150%
    (1.02)      17.17         9.88           359        0.85(b)        0.86            1.35         119
    (0.13)      16.59        31.17           297           0.87        0.87            1.11         141
    (0.15)      12.75      (13.94)           191           0.84        0.84            1.14         131
    (0.20)      14.99       (6.61)           200           0.85        0.85            1.28         121
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.84       2.55 %          $ 84          0.87%       0.87%           7.28%          36%
    (0.66)       8.62        10.38            87        0.83(b)        0.87            7.42          38
    (0.61)       8.41        22.39            76           0.90        0.90            7.93          57
    (1.46)       7.37         3.72            48           0.89        0.89            9.09          58
    (1.15)       8.55         1.94            40           0.89        0.89        10.45(c)          44
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $17.44       5.31 %          $ 28          0.95%       0.97%           1.21%          44%
    (0.23)      16.56        10.55            33           0.83        0.94            1.42          31
    (0.20)      15.19        27.61            32           0.91        0.91            1.50          41
    (0.37)      12.06      (19.32)            27           0.84        0.84            1.14          13
    (0.86)      15.40         1.67            44           0.81        0.81            0.99          14
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $15.15       8.69 %          $266          0.86%       0.86%           0.11%         217%
    (0.11)      13.93         6.52           268        0.86(b)        0.86            0.81          56
    (0.05)      13.18        24.67           228           0.86        0.86            0.43          60
    (0.06)      10.61      (22.79)           180           0.85        0.85            0.44          95
    (0.08)      13.82      (17.33)           249           0.83        0.83            0.50         131
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                           NET ASSET                   NET REALIZED/             DIVIDENDS
                                                           VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                           BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $(0.01)(a)(d)    $ 1.26 (a)    $  1.25    $    --
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.30 (a)    $  0.42    $(0.06)
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.14 (a)(d)    $ 0.72 (a)    $  0.86    $(0.05)
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.86 (a)    $  0.98    $(0.05)
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.09 (a)(d)    $ 0.54 (a)    $  0.63    $(0.05)
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 9.05    $    0.02 (a)    $ 1.07 (a)    $  1.09    $    --
  12/31/2004++                                                  7.85             0.04          1.21       1.25     (0.05)
  12/31/2003++                                                  6.52             0.05          1.33       1.38     (0.05)
  12/31/2002++                                                  8.77         0.03 (a)     (2.23)(a)     (2.20)     (0.05)
  12/31/2001++                                                 12.15         0.01 (a)     (2.74)(a)     (2.73)        --+
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS MID CAP GROWTH PORTFOLIO                               ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 7.85    $   (0.03)(a)    $ 0.27 (a)    $  0.24    $    --
  12/31/2004++                                                  6.88        (0.05)(a)      1.02 (a)       0.97         --
  12/31/2003++                                                  5.02           (0.03)          1.89       1.86         --
  12/31/2002++                                                  9.81        (0.04)(a)     (4.75)(a)     (4.79)         --
  12/31/2001++                                                 16.75        (0.06)(a)     (3.90)(a)     (3.96)         --
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS VALUE PORTFOLIO                                        ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $12.32    $    0.17 (a)    $ 0.63 (a)    $  0.80    $(0.15)
  12/31/2004++                                                 10.83             0.14          1.59       1.73     (0.14)
  12/31/2003++                                                  8.80             0.13          2.04       2.17     (0.14)
  12/31/2002++                                                 10.83             0.12        (1.53)     (1.41)     (0.21)
  12/31/2001++                                                 10.89         0.11 (a)       -- +(a)       0.11     (0.08)
- -------------------------------------                      ------------ -------------- -------------- ---------- ----------

                                                           DISTRIBUTIONS
                                                           FROM NET
                                                           REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              CAPITAL GAINS
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
- -------------------------------------                      -------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.02)
- -------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
- -------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
- -------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO -------------

  05/01/2005 to 12/31/2005 (c)                                $    --
- -------------------------------------                      -------------
MERCURY LARGE CAP CORE PORTFOLIO                           -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                     --
- -------------------------------------                      -------------
MFS MID CAP GROWTH PORTFOLIO                               -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                 (2.98)
- -------------------------------------                      -------------
MFS VALUE PORTFOLIO                                        -------------

  12/31/2005                                                  $(0.53)
  12/31/2004++                                                 (0.10)
  12/31/2003++                                                     --
  12/31/2002++                                                 (0.41)
  12/31/2001++                                                 (0.09)
- -------------------------------------                      -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $11.24      12.52 %          $  5         0.35%*      3.10%*      (0.08)%*(d)          2%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.08)     $10.34       4.18 %          $  5         0.35%*      3.58%*       1.51 %*(d)         14%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.80       8.60 %          $ 22         0.35%*      1.06%*       1.54 %*(d)          5%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.92       9.77 %          $ 25         0.35%*      0.88%*       1.36 %*(d)          1%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.05)     $10.58       6.32 %          $  4         0.35%*      3.40%*       1.07 %*(d)          1%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $10.14      12.04 %          $131          0.91%       0.91%           0.23 %         79%
    (0.05)       9.05        15.89           126        0.92(b)        0.95             0.51        136
    (0.05)       7.85        21.16           115           0.99        0.99             0.67        182
    (0.05)       6.52      (25.14)           106           0.94        0.94             0.44        104
        --       8.77      (22.45)           166           0.92        0.92             0.10         98
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.09       3.06 %          $335          0.88%       0.88%          (0.38)%        104%
        --       7.85        14.10           211        0.91(b)        0.93           (0.64)         81
        --       6.88        37.05           193           0.92        0.92           (0.49)         98
        --       5.02      (48.83)           138           0.93        0.93           (0.56)        167
        --       9.81      (23.62)           279           0.92        0.92           (0.49)         96
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.68)     $12.44       6.44 %          $ 79          0.99%       1.00%           1.36 %         23%
    (0.24)      12.32        15.97            47           1.00        1.14             1.30         47
    (0.14)      10.83        24.61            40           1.00        1.08             1.44         57
    (0.62)       8.80      (13.14)            31           1.00        1.13             1.38         60
    (0.17)      10.83         1.00            32           1.00        1.11             1.01        123
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                               NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                               VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                               BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:  PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
MONDRIAN INTERNATIONAL STOCK PORTFOLIO         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.42       $ 0.27 (a)    $ 0.82 (a)    $  1.09    $(0.01)      $    --
  12/31/2004++                                     10.01         0.14 (a)      1.44 (a)       1.58     (0.17)           --
  12/31/2003++                                      7.91         0.15 (a)      2.11 (a)       2.26     (0.16)           --
  12/31/2002++                                      9.30         0.11 (a)     (1.31)(a)     (1.20)     (0.19)           --
  12/31/2001++                                     13.15         0.11 (a)     (3.50)(a)     (3.39)     (0.02)       (0.44)
- ----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER FUND PORTFOLIO                         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.03       $ 0.13 (a)    $ 0.59 (a)    $  0.72    $    --      $    --
  12/31/2004++                                     10.92         0.11 (a)      1.11 (a)       1.22     (0.11)           --
  12/31/2003++                                      8.94         0.15 (a)      1.98 (a)       2.13     (0.15)           --
  12/31/2002++                                     13.87         0.32 (a)     (4.47)(a)     (4.15)     (0.78)           --
  12/31/2001++                                     19.22         0.37 (a)     (4.65)(a)     (4.28)     (0.30)       (0.77)
- ----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER MID CAP VALUE PORTFOLIO                ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.03 (a)    $ 0.95 (a)    $  0.98    $(0.02)      $(0.18)
- ----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $(0.05)(a)    $ 1.59 (a)    $  1.54    $    --      $(0.22)
- ----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.07 (a)    $ 1.30 (a)    $  1.37    $(0.05)      $(0.12)
- ----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
TRAVELERS QUALITY BOND PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.03       $ 0.40 (a)    $(0.22)(a)    $  0.18    $    --      $    --
  12/31/2004++                                     11.21         0.41 (a)     (0.04)(a)       0.37     (0.55)           --
  12/31/2003++                                     11.03         0.48 (a)      0.29 (a)       0.77     (0.56)       (0.03)
  12/31/2002++                                     11.39         0.51 (a)      0.14 (a)       0.65     (0.85)       (0.16)
  12/31/2001++                                     11.00      0.59 (a)(c)   0.20 (a)(c)       0.79     (0.40)           --
- ----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
U.S. GOVERNMENT SECURITIES PORTFOLIO           ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.75            $0.55     $  -- (a)    $  0.55    $   -- +     $(0.01)
  12/31/2004++                                     12.59             0.58          0.18       0.76     (0.58)       (0.02)
  12/31/2003++                                     13.14         0.56 (a)     (0.20)(a)       0.36     (0.68)       (0.23)
  12/31/2002++                                     12.44         0.63 (a)      1.05 (a)       1.68     (0.89)       (0.09)
  12/31/2001++                                     12.22         0.69 (a)      0.02 (a)       0.71     (0.49)           --
- ----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Quality Bond Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 354%, 276% and 168% for the years ended December 31, 2005, 2004 and 2003, respectively.
(e) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $12.50       9.52 %          $204          0.91%       0.91%          2.34 %         101%
    (0.17)      11.42        15.75           181        0.99(b)        1.01            1.38          59
    (0.16)      10.01        28.60           128           1.00        1.00            1.79          44
    (0.19)       7.91      (12.96)            97           1.06        1.06            1.32          55
    (0.46)       9.30      (26.19)           120           1.01        1.01            1.01          81
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $12.75       5.99 %          $ 46          1.01%       1.01%          1.03 %          16%
    (0.11)      12.03        11.13            33        0.99(b)        1.12            0.98          19
    (0.15)      10.92        23.78            27           1.12        1.12            1.56          98
    (0.78)       8.94      (30.21)            22           0.90        0.90            2.88          25
    (1.07)      13.87      (23.00)            39           0.81        0.81            2.18          20
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.20)     $10.78       9.84 %          $  6         1.00%*      3.08%*         0.43 %*          44%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.22)     $11.32      15.37 %          $  6         1.10%*      3.51%*        (0.60)%*          58%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.17)     $11.20      13.56 %          $  5         1.10%*      3.83%*         0.86 %*          55%
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $11.21       1.63 %          $179          0.45%       0.45%          3.60 %          78%
    (0.55)      11.03         3.29           189        0.42(b)        0.44            3.62          90
    (0.59)      11.21         6.98           209           0.43        0.43            4.15         191
    (1.01)      11.03         5.81           206           0.44        0.44            4.48         176
    (0.40)      11.39         7.13           152           0.45        0.45         5.14(c)         225
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
- ------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $13.29       4.33 %          $264          0.43%       0.43%          4.22 %          99%(d)
    (0.60)      12.75         6.13           216        0.42(b)        0.43            4.47         150(d)
    (0.91)      12.59         2.75           210           0.42        0.42            4.23         143(d)
    (0.98)      13.14        13.63           244           0.44        0.44            4.82         165
    (0.49)      12.44         5.82           126           0.45        0.45            5.55         327
- -----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

The Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-eight portfolios, of which seven are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Portfolio, Managed Allocation Series: Aggressive Growth Portfolio, Managed Allocation Series: Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation Series: Moderate-Aggressive Portfolio, and Managed Allocation Series: Moderate-Conservative Portfolio. As of December 31, 2005, the twenty-one Portfolios included in this report are as follows:
Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Managed Allocation Series: Aggressive Growth Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Conservative Portfolio (commenced operations 05/01/2005), Managed Allocation Series:
Moderate Portfolio (commenced operations 05/01/2005), Managed Allocation
Series: Moderate-Aggressive Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Moderate-Conservative Portfolio (commenced operations 05/01/2005), Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core Portfolio), MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio), Pioneer Fund Portfolio, Pioneer Mid Cap Value Portfolio, Style Focus Series: Small Cap Growth Portfolio (commenced operations 05/01/2005), Style Focus Series: Small Cap Value Portfolio (commenced operations 05/01/2005), Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked-to-market and book/tax differences in premium amortization.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                        Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                              12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013    Total
- ---------                              ----------- ------------ ----------- ---------- ---------- ------------

Federated High Yield Portfolio         $ 4,648,588 $  6,217,956 $ 1,599,086  $     --  $  825,797 $ 13,291,427

Large Cap Portfolio                      4,567,057   52,058,326  14,415,260        --          --   71,040,643

Mercury Large Cap Core Portfolio        24,394,135   38,835,384          --        --          --   63,229,519

MFS Mid Cap Growth Portfolio            76,432,761  296,207,308   5,221,538        --          --  377,861,607

Mondrian International Stock Portfolio          --    7,425,827   7,456,114        --          --   14,881,941

Pioneer Fund Portfolio                          --   11,933,489   1,284,282        --          --   13,217,771

Travelers Quality Bond Portfolio                --           --   1,232,729   452,203   2,723,770    4,408,702

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) MORTGAGE DOLLAR ROLLS - U.S. Government Securities Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgos principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $49,938,210 for the U.S. Government Securities Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(M) FUND CONCENTRATION - The investments by Mondrian International Stock Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of Mondrian International Stock Portfolio. Foreign investments may also subject Mondrian International Stock Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(N) CREDIT AND MARKET RISK - Federated High Yield Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(O) LOAN PARTICIPATIONS - Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Pioneer Fund Portfolio, and MFS Value Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") manages the investment operations of each Portfolio pursuant to management agreements entered into by the Trust on behalf of each TAMIC Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of Metlife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TAMIC has entered into sub-advisory agreements with Janus Capital Management LLC, Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management Inc., TIMCO Asset Management, Inc. ("TIMCO"), Fidelity Management & Research Company, Federated Investment Management Company, Federated Equity Management Company of Pennsylvania, Deutsche Investment Management Americas, Inc., Massachusetts Financial Services Company, Mondrian Investment Partners Ltd., Pioneer Investment Management, Inc., and Dreman Value Management L.L.C., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

On July 1, 2005, Salomon Brothers Asset Management Inc. ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio. Prior to July 1, 2005, these Portfolios were managed directly by TAMIC without a subadviser. SaBAM is an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreements, SaBAM is responsible for the day to day portfolio operations and investment decisions for the Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio and is compensated for such services by TAMIC at an annual rate of 0.25%, 0.20%, and 0.20% respectively.

Subject to the supervision and direction of the Trustees of the Trust, TAMIC supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. TAMIC pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the TAMIC a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                    Management Fees earned by
                                    TAMIC for the year ended
Portfolio                               December 31, 2005     % per annum         Average Daily Assets
- ---------                           ------------------------- ----------- ------------------------------------

Convertible Securities Portfolio           $  628,179             0.60%   All

Disciplined Mid Cap Stock Portfolio         1,383,571             0.70%   All

Equity Income Portfolio                     2,668,019             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million up to $750 Million

                                                                  0.65%   Over $750 Million

Federated High Yield Portfolio                555,974             0.65%   All

Federated Stock Portfolio                     188,301            0.625%   All

Large Cap Portfolio                         1,947,041             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million to $750 Million

                                                                  0.65%   Over $750 Million

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                        Management Fees earned by
                                        TAMIC for the period ended
Portfolio                                   December 31, 2005      % per annum        Average Daily Assets
- ---------                               -------------------------- ----------- ----------------------------------

Managed Allocation Series: Aggressive
  Portfolio *(a)                                $    2,962             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Conservative
  Portfolio *(a)                                     2,535             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate
  Portfolio*(a)                                     10,031             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Aggressive Portfolio *(a)                         12,733             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Conservative Portfolio*(a)                         2,684             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Mercury Large Cap Core Portfolio                   980,510            0.775%   First $250 Million

                                                                       0.75%   Over $250 Million to $ 500 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                                                                       0.70%   Over $1 Billion to $2 Billion

                                                                      0.625%   Over $2 Billion

MFS Mid Cap Growth Portfolio                     2,395,094           0.7775%   First $600 Million

                                                                     0.7525%   Over $600 Million to $900 Million

                                                                     0.7275%   Over $900 Million to $1.5 Billion

                                                                     0.7025%   Over $1.5 Billion to $2.5 Billion

                                                                     0.6525%   Over $2.5 Billion

MFS Value Portfolio                                465,377             0.75%   First $600 Million

                                                                      0.725%   Over $600 Million to $ 900 Million

                                                                       0.70%   Over $900 Million to $1.5 Billion

                                                                      0.675%   Over $1.5 Billion to $2.5 Billion

                                                                      0.625%   Over $2.5 Billion

Mondrian International Stock Portfolio           1,410,238            0.775%   First $100 Million

                                                                       0.65%   Over $100 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                               Management Fees earned by
                                               TAMIC for the year ended
Portfolio                                          December 31, 2005     % per annum        Average Daily Assets
- ---------                                      ------------------------- ----------- ----------------------------------

Pioneer Fund Portfolio                                 $283,477              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Pioneer Mid Cap Value Portfolio*                         22,433              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $ 500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Style Focus Series: Small Cap Growth
  Portfolio*                                             26,177              0.85%   First $100 Million

                                                                             0.80%   Over $100 Million to $250 Million

                                                                            0.775%   Over $250 Million to $ 500 Million

                                                                             0.75%   Over $500 Million to $750 Million

                                                                            0.725%   Over $750 Million to $1 Billion

                                                                             0.70%   Over $1 Billion

Style Focus Series: Small Cap Value Portfolio*           22,380             0.825%   First $50 Million

                                                                             0.80%   Over $50 Million to $100 Million

                                                                            0.775%   Over $100 Million to $500 Million

                                                                             0.75%   Over $500 Million to $1 Billion

                                                                            0.725%   Over $2 Billion

Travelers Quality Bond Portfolio                        596,346            0.3233%   All

U.S. Government Securities Portfolio                    809,925            0.3233%   All

* For the period from 5/1/2005 (commencement of operations) through 12/31/2005.
(a) The Managed Allocation Series Portfolios operate as a fund of funds and indirectly pay TAMIC an additional advisory fee through investments in underlying Portfolios.

TAMIC has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio. This limitation can be terminated at any time by TAMIC. Pursuant to that Expense Limitation Agreement, TAMIC has agreed to waive or limit fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expense not incurred in the ordinary course of each Portfolio's business and are limited to the following respective expense ratios as a percentage of each Portfolios' average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
           Portfolio                           Limitation Agreement
           ---------                           ---------------------

           Convertible Securities Portfolio            0.80%

           Disciplined Mid Cap Stock Portfolio         0.95%

           Equity Income Portfolio                     0.95%

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                          Maximum Expense Ratio
                                                          under current Expense
Portfolio                                                 Limitation Agreement
- ---------                                                 ---------------------

Federated High Yield Portfolio                                    0.95%

Federated Stock Portfolio                                         0.95%

Large Cap Portfolio                                               0.95%

Managed Allocation Series: Aggressive Portfolio                   0.35%

Managed Allocation Series: Conservative Portfolio                 0.35%

Managed Allocation Series: Moderate Portfolio                     0.35%

Managed Allocation Series: Moderate-Aggressive Portfolio          0.35%

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       0.35%

Mercury Large Cap Core Portfolio                                  1.00%

MFS Mid Cap Growth Portfolio                                      1.00%

MFS Value Portfolio                                               1.00%

Mondrian International Stock Portfolio                            1.25%

Pioneer Fund Portfolio                                            1.25%

Pioneer Mid Cap Value Portfolio                                   1.00%

Style Focus Series: Small Cap Growth Portfolio                    1.10%

Style Focus Series: Small Cap Value Portfolio                     1.10%

Travelers Quality Bond Portfolio                                  0.75%

U.S. Government Securities Portfolio                              1.25%

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Portfolios' administrator. As compensation for its services, the Portfolios pay TIC an administration fee calculated at the annual rate of 0.06% of each Portfolio's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Portfolio, plus $30,000 per portfolio, subject to a maximum of 0.06% of each respective Portfolio's average daily net assets.

PFPC, Inc. acts as the transfer agent for the Portfolios. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Portfolios' transfer agent. For the year ended December 31, 2005, the Portfolios did not pay transfer agent fees to CTB.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended December 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

                 Portfolio                               Total
                 ---------                              -------

                 Equity Income Portfolio                $48,745

                 Federated Stock Portfolio                  685

                 Large Cap Portfolio                     51,470

                 Mercury Large Cap Core Portfolio           960

                 MFS Mid Cap Growth Portfolio            37,198

                 MFS Value Portfolio                        811

                 Mondrian International Stock Portfolio     362

                 Pioneer Mid Cap Value Portfolio            338

4. ACQUISITION

On February 25, 2005, MFS Mid Cap Growth Portfolio acquired the assets and certain liabilities of MFS Emerging Growth Portfolio pursuant to a plan of reorganization approved by MFS Emerging Growth Portfolio shareholders on February 18, 2005. Total shares issued by MFS Mid Cap Growth Portfolio, the total net assets of MFS Emerging Growth Portfolio and total net assets of MFS Mid Cap Growth Portfolio on the date of the transfer were as follows:

                                                   TOTAL NET    TOTAL NET
                                     SHARES ISSUED ASSETS OF    ASSETS OF
                                     BY MFS MID    MFS EMERGING MFS MID CAP
                                     CAP GROWTH    GROWTH       GROWTH
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO
   ACQUIRED FUND                     ------------- ------------ ------------

     MMFS Emerging Growth Portfolio   20,794,404   $157,413,642 $201,456,429
   --------------------------------  ------------- ------------ ------------

The total net assets of MFS Emerging Growth Portfolio before acquisition included unrealized appreciation of $24,768,545. Total net assets of MFS Mid Cap Growth Portfolio immediately after the transfer were $358,870,071. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

5. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                          SHARES ISSUED             NET INCREASE
                                                          THROUGH                   (DECREASE)
                                     BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                     SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
CONVERTIBLE SECURITIES PORTFOLIO     ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          8,853,796 1,030,266     385,240   (1,518,923)  (103,417)    8,750,379
  12/31/2004                          6,431,871 2,781,519     187,144     (546,738)  2,421,925    8,853,796
- -----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
DISCIPLINED MID CAP STOCK PORTFOLIO  ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,011,726   813,071     110,067   (1,509,223)  (586,085)    9,425,641
  12/31/2004                          9,428,466 1,329,948     297,265   (1,043,953)    583,260   10,011,726
- -----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
EQUITY INCOME PORTFOLIO              ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         20,903,670 2,237,689     311,267   (2,318,760)    230,196   21,133,866
  12/31/2004                         17,934,234 2,991,545   1,203,210   (1,225,319)  2,969,436   20,903,670
- -----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED HIGH YIELD PORTFOLIO       ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,090,819 1,055,705          --   (1,640,386)  (584,681)    9,506,138
  12/31/2004                          9,509,414 1,653,448     721,724   (1,793,767)    581,405   10,090,819
- -----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED STOCK PORTFOLIO            ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          1,965,275    55,542          --     (403,533)  (347,991)    1,617,284
  12/31/2004                          2,093,500   151,666      27,337     (307,228)  (128,225)    1,965,275
- -----------------------------------  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

5. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                                 SHARES ISSUED             NET INCREASE
                                                                                 THROUGH                   (DECREASE)
                                                           BEGINNING  SHARES     DIVIDEND      SHARES      IN SHARES
                                                           SHARES     SOLD       REINVESTMENT  REPURCHASED OUTSTANDING
LARGE CAP PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               19,247,574  1,093,920         --    (2,787,282) (1,693,362)
  12/31/2004                                               17,278,475  4,158,997    150,788    (2,340,686)   1,969,099
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    457,301        457       (15,311)     442,447
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    498,677      3,297       (51,078)     450,896
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,089,561     11,001       (64,051)   2,036,511
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,374,629     11,692       (54,221)   2,332,100
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    408,636      1,977        (1,841)     408,772
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MERCURY LARGE CAP CORE PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               13,864,753    863,303         --    (1,828,457)   (965,154)
  12/31/2004                                               14,669,066    798,563     72,126    (1,675,002)   (804,313)
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS MID CAP GROWTH PORTFOLIO*                              ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               26,829,852 21,809,093         --    (7,228,603)  14,580,490
  12/31/2004                                               27,980,923  2,230,189         --    (3,381,260) (1,151,071)
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS VALUE PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                3,835,283  2,507,613    320,433      (342,080)   2,485,966
  12/31/2004                                                3,706,378    783,205     72,951      (727,251)     128,905
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               15,868,394  2,473,625      8,973    (2,075,638)     406,960
  12/31/2004                                               12,774,101  5,246,816    228,579    (2,381,102)   3,094,293
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER FUND PORTFOLIO                                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                2,713,234  1,197,449         --      (267,063)     930,386
  12/31/2004                                                2,508,647    490,843     23,720      (309,976)     204,587
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER MID CAP VALUE PORTFOLIO                            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    585,656     10,399       (25,303)     570,752
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    553,702     10,134       (27,260)     536,576
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    480,791      6,846       (11,309)     476,328
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
TRAVELERS QUALITY BOND PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               17,169,941  1,794,098         --    (2,983,504) (1,189,406)
  12/31/2004                                               18,655,850  1,465,860    817,628    (3,769,397) (1,485,909)
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               16,961,234  5,043,713     17,800    (2,176,025)   2,885,488
  12/31/2004                                               16,666,618  2,694,130    782,509    (3,182,023)     294,616
- ----------------------------------                         ---------- ---------- ------------- ----------- ------------


                                                           ENDING
                                                           SHARES
LARGE CAP PORTFOLIO                                        ----------

  12/31/2005                                               17,554,212
  12/31/2004                                               19,247,574
- ----------------------------------                         ----------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ----------

  05/01/2005-12/31/2005                                       442,447
- ----------------------------------                         ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ----------

  05/01/2005-12/31/2005                                       450,896
- ----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                     2,036,511
- ----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ----------

  05/01/2005-12/31/2005                                     2,332,100
- ----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ----------

  05/01/2005-12/31/2005                                       408,772
- ----------------------------------                         ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ----------

  12/31/2005                                               12,899,599
  12/31/2004                                               13,864,753
- ----------------------------------                         ----------
MFS MID CAP GROWTH PORTFOLIO*                              ----------

  12/31/2005                                               41,410,342
  12/31/2004                                               26,829,852
- ----------------------------------                         ----------
MFS VALUE PORTFOLIO                                        ----------

  12/31/2005                                                6,321,249
  12/31/2004                                                3,835,283
- ----------------------------------                         ----------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ----------

  12/31/2005                                               16,275,354
  12/31/2004                                               15,868,394
- ----------------------------------                         ----------
PIONEER FUND PORTFOLIO                                     ----------

  12/31/2005                                                3,643,620
  12/31/2004                                                2,713,234
- ----------------------------------                         ----------
PIONEER MID CAP VALUE PORTFOLIO                            ----------

  05/01/2005-12/31/2005                                       570,752
- ----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ----------

  05/01/2005-12/31/2005                                       536,576
- ----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                       476,328
- ----------------------------------                         ----------
TRAVELERS QUALITY BOND PORTFOLIO                           ----------

  12/31/2005                                               15,980,535
  12/31/2004                                               17,169,941
- ----------------------------------                         ----------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ----------

  12/31/2005                                               19,846,722
  12/31/2004                                               16,961,234
- ----------------------------------                         ----------

* Shares sold includes shares issued in connection with acquisition. (Note 4)

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                            Purchase                    Sales
- -                                                   ------------------------- -------------------------
Portfolio                                             US Gov't    Non-Gov't     US Gov't    Non-Gov't
- ---------                                           ------------ ------------ ------------ ------------

Convertible Securities Portfolio                    $         -- $151,315,840 $         -- $148,077,477

Disciplined Mid Cap Stock Portfolio                           --  226,507,266           --  235,259,494

Equity Income Portfolio                                       --  539,275,663           --  536,193,424

Federated High Yield Portfolio                                --   30,755,246           --   29,597,639

Federated Stock Portfolio                                     --   13,139,334           --   18,527,076

Large Cap Portfolio                                           --  557,029,198           --  580,817,758

Managed Allocation: Aggressive Portfolio                      --    4,764,672           --       64,691

Managed Allocation: Conservative Portfolio                    --    5,038,314           --      397,564

Managed Allocation: Moderate Portfolio                        --   21,861,909           --      541,870

Managed Allocation: Moderate-Aggressive Portfolio             --   24,758,688           --      173,151

Managed Allocation: Moderate-Conservative Portfolio           --    4,241,251           --       13,819

Mercury Large Cap Core Portfolio                              --   99,795,852           --  107,879,641

MFS Mid Cap Growth Portfolio                                  --  325,795,744           --  373,589,582

MFS Value Portfolio                                           --   41,590,169           --   14,129,811

Mondrian International Stock Portfolio                        --  200,319,554           --  186,912,215

Pioneer Fund Portfolio                                        --   18,017,063           --    5,978,305

Pioneer Mid Cap Value Portfolio                               --    7,643,192           --    1,992,087

Style Focus Series: Small Cap Growth Portfolio                --    8,008,362           --    2,642,606

Style Focus Series: Small Cap Value Portfolio                 --    7,037,276           --    2,234,606

Travelers Quality Bond Portfolio                              --  139,909,396           --  133,730,390

U.S. Government Securities Portfolio                 302,553,855   22,568,342  222,517,227   18,524,348

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                             Gross        Gross     Net Unrealized
                                                           Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                                     Tax Cost    Appreciation Depreciation (Depreciation)
- ---------                                                  -------------- ------------ ------------ --------------

Convertible Securities Portfolio                            $ 99,850,253  $ 4,440,603  $(1,714,206)  $ 2,726,397

Disciplined Mid Cap Stock Portfolio                          182,480,756   29,002,895   (3,938,660)   25,064,235

Equity Income Portfolio                                      354,984,727   26,754,832   (8,006,380)   18,748,452

Federated High Yield Portfolio                                82,508,554    2,827,733   (2,889,739)      (62,006)

Federated Stock Portfolio                                     25,528,011    3,739,283   (1,227,535)    2,511,748

Large Cap Portfolio                                          252,771,044   21,607,485   (9,768,844)   11,838,641

Managed Allocation Series: Aggressive Portfolio                4,705,624      307,788          (41)      307,747

Managed Allocation Series: Conservative Portfolio              4,651,109       65,258      (16,709)       48,549

Managed Allocation Series: Moderate Portfolio                 21,348,711      654,162      (73,439)      580,723

Managed Allocation Series: Moderate-Aggressive Portfolio      24,594,762      945,329      (71,547)      873,782

Managed Allocation Series: Moderate-Conservative Portfolio     4,227,952      146,310      (10,026)      136,284

Mercury Large Cap Core Portfolio                             111,400,757   23,179,916   (3,664,462)   19,515,454

MFS Mid Cap Value Portfolio                                  293,387,849   50,741,226   (9,273,656)   41,467,570

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

6. INVESTMENT TRANSACTIONS - CONTINUED

                                                                 Gross        Gross     Net Unrealized
                                               Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                         Tax Cost    Appreciation Depreciation (Depreciation)
- ---------                                      -------------- ------------ ------------ --------------

MFS Value Portfolio                             $ 70,575,793  $ 9,865,112  $(1,776,114)  $ 8,088,998

Mondrian International Stock Portfolio           181,552,825   24,649,009   (2,523,431)   22,125,578

Pioneer Fund Portfolio                            38,217,123    8,872,888     (666,480)    8,206,408

Pioneer Mid Cap Value Portfolio                    5,946,106      377,737     (120,123)      257,614

Style Focus Series: Small Cap Growth Portfolio     5,483,202      668,369     (227,639)      440,730

Style Focus Series: Small Cap Value Portfolio      5,217,139      507,781     (171,660)      336,121

Travelers Quality Bond Portfolio                 179,756,064      904,100   (3,180,823)   (2,276,723)

U.S. Government Securities Portfolio             276,144,030    5,734,859   (3,299,287)    2,435,572

7. FUTURE CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

                                                                                 Unrealized
                                                          Number of  Notional   Appreciation
                            Description   Expiration Date Contracts   Value    (Depreciation)
                          --------------- --------------- --------- ---------- --------------

Disciplined Mid Cap Stock
  Portfolio               S&P 400 Mid Cap   March 2006       11     $4,087,600    $(75,164)
                                                                                  ========

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                          Net
                                            Value at      In Exchange  Unrealized
    Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  Appreciation
    --------------- ------------------- ----------------- ----------- ------------

       01/31/06     7,004,000    GBP       $12,035,702    12,524,623    $488,921
                                                                        ========

GBP - British Pound

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom Fidelity Management & Research ("FMR") places trades pay for certain expenses of Equity Income Portfolio and Large Cap Portfolio or provide other services. During the year ended December 31, 2005, Equity Income Portfolio and Large Cap Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                               Brokerage
                                                Service
                                              Arrangements
                                              ------------

                      Equity Income Portfolio   $225,161

                      Large Cap Portfolio        160,374

Certain amounts on the prior year statements of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended December 31, 2005 and 2004 were as follows:

                                                       Ordinary              Long Term
                                                        Income             Capital Gain              Total
- -                                               ---------------------- --------------------- ----------------------
Portfolio                                          2005       2004        2005       2004       2005       2004
- ---------                                       ---------- ----------- ---------- ---------- ---------- -----------

Convertible Securities Portfolio                $2,701,557 $ 2,307,074 $1,863,683 $       -- $4,565,240 $ 2,307,074

Disciplined Mid Cap Stock Portfolio                     --     508,893  2,217,847  5,360,391  2,217,847   5,869,284

Equity Income Portfolio                            881,377  12,673,525  4,301,226  7,571,443  5,182,603  20,244,968

Federated High Yield Portfolio                          --   6,213,875         --         --         --   6,213,875

Federated Stock Portfolio                               --     451,992         --         --         --     451,992

Large Cap Portfolio                                     --   2,103,304         --         --         --   2,103,304

Managed Allocation Series: Aggressive Portfolio      2,191          --      2,984         --      5,175          --

Managed Allocation Series: Conservative
  Portfolio                                         33,305          --        687         --     33,992          --

Managed Allocation Series: Moderate Portfolio      114,753          --      4,501         --    119,254          --

Managed Allocation Series: Moderate-Aggressive
  Portfolio                                        119,069          --      9,075         --    128,144          --

Managed Allocation Series: Moderate-
  Conservative Portfolio                            19,478          --      1,459         --     20,937          --

Mercury Large Cap Core Portfolio                        --     649,324         --         --         --     649,324

MFS Mid Cap Growth Portfolio                            --          --         --         --         --          --

MFS Value Portfolio                              1,312,624     510,816  2,691,799    389,047  4,004,423     899,863

Mondrian International Stock Portfolio             100,497   2,613,383         --         --    100,497   2,613,383

Pioneer Fund Portfolio                                  --     285,115         --         --         --     285,115

Pioneer Mid Cap Value Portfolio                    111,896          --         --         --    111,896          --

Style Focus Series: Small Cap Growth Portfolio     114,100          --         --         --    114,100          --

Style Focus Series: Small Cap Value Portfolio       76,612          --         --         --     76,612          --

Travelers Quality Bond Portfolio                        --   8,995,106         --         --         --   8,995,106

U.S. Government Securities Portfolio               239,413   9,527,237         --    382,570    239,413   9,909,807

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                  Undistributed Undistributed   Unrealized       Loss
                                                    Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                            Income         Gain      (Depreciation) and Deferrals     Total
- ---------                                         ------------- ------------- -------------- ------------- ------------

Convertible Securities Portfolio                   $    43,421   $        --   $ 2,726,397   $ (1,258,829) $  1,510,989

Disciplined Mid Cap Stock Portfolio                  9,018,223    27,205,882    25,064,235             --    61,288,340

Equity Income Portfolio                             16,794,635    16,196,767    18,748,376             --    51,739,778

Federated High Yield Portfolio                       6,446,628            --       (62,006)   (13,291,427)   (6,906,805)

Federated Stock Portfolio                              460,390     2,888,176     2,511,748             --     5,860,314

Large Cap Portfolio                                    278,988            --    11,819,630    (71,040,643)  (58,942,025)

Managed Allocation Series: Aggressive Portfolio          1,828           164       307,747             --       309,739

Managed Allocation Series: Conservative Portfolio        2,636         1,062        48,549             --        52,247

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


                                                         Undistributed Undistributed   Unrealized       Loss
                                                           Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                                   Income         Gain      (Depreciation) and Deferrals      Total
- ---------                                                ------------- ------------- -------------- -------------  -------------

Managed Allocation Series: Moderate Portfolio             $    16,582   $   13,003    $   580,723   $          --  $     610,308

Managed Allocation Series: Moderate-Aggressive Portfolio        5,651       14,110        873,782              --        893,543

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       211        1,803        136,284              --        138,298

Mercury Large Cap Core Portfolio                              289,946           --     19,515,454     (63,229,519)   (43,424,119)

MFS Mid Cap Growth Portfolio                                       --           --     41,466,418    (377,861,607)  (336,395,189)

MFS Value Portfolio                                            61,630      389,518      8,088,621              --      8,539,769

Mondrian International Stock Portfolio                      5,475,791           --     22,120,266     (14,881,941)    12,714,116

Pioneer Fund Portfolio                                        389,928           --      8,206,408     (13,217,771)    (4,621,435)

Pioneer Mid Cap Value Portfolio                                   137           --        257,614          (1,643)       256,108

Style Focus Series: Small Cap Growth Portfolio                 15,184           --        440,729              --        455,913

Style Focus Series: Small Cap Value Portfolio                  29,138           --        336,121              --        365,259

Travelers Quality Bond Portfolio                            7,757,136           --     (2,276,723)     (4,447,552)     1,032,861

U.S. Government Securities Portfolio                       11,599,163    2,496,348      2,435,572        (200,348)    16,330,735

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005 the Portfolios' manager TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

12. ADDITIONAL INFORMATION - CONTINUED

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The portfolios' net assets were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

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                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TAMIC for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 10, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

a. Federated Stock Portfolio in exchange for shares of Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust ("MIST");

b. MFS Mid Cap Growth Portfolio in exchange for shares of BlackRock Aggressive Growth Portfolio, a series of Metropolitan Series Fund, Inc. ("MSF");

c. Mondrian International Stock Portfolio in exchange for shares of Harris Oakmark International Portfolio, a series of MIST;

d. Travelers Quality Bond Portfolio in exchange for shares of BlackRock Bond Income Portfolio, a series of MSF;

e. Equity Income Portfolio in exchange for shares of FI Value Leaders Portfolio, a series of MSF;

f. Managed Allocation Series: Aggressive Portfolio in exchange for shares of MetLife Aggressive Allocation Portfolio, a series of MSF;

g. Managed Allocation Series: Conservative Portfolio in exchange for shares of MetLife Conservative Allocation Portfolio, a series of MSF;

h. Managed Allocation Series: Moderate Portfolio in exchange for shares of MetLife Moderate Allocation Portfolio, a series of MSF;

i. Managed Allocation Series: Moderate-Aggressive Portfolio in exchange for shares of MetLife Moderate to Aggressive Allocation Portfolio, a series of MSF; and

j. Managed Allocation Series: Moderate-Conservative Portfolio in exchange for shares of MetLife Conservative to Moderate Allocation Portfolio, a series of MSF.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 25, 2006. The reorganizations will be presented to the respective shareholders of the Portfolios on or about April 12, 2006. If approved by the shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

a. Disciplined Mid Cap Stock Portfolio in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a series of MIST;

b. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

c. Mercury Large Cap Core Portfolio in exchange for shares of Princeton Large-Cap Core Portfolio, a series of MIST;

d. MFS Value Portfolio in exchange for shares of MFS Value Portfolio, a series of MIST;

e. Pioneer Fund Portfolio in exchange for shares of Pioneer Fund Portfolio, a series of MIST;

f. Pioneer Mid Cap Value Portfolio in exchange for shares of Pioneer Mid-Cap Value Portfolio, a series of MIST;

g. Style Focus Series: Small Cap Value Portfolio in exchange for shares of Dreman Small-Cap Value Portfolio, a series of MIST;

h. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

i. Large Cap Portfolio in exchange for shares of FI Large Cap Portfolio, a series of MSF;

j. U.S. Government Securities Portfolio in exchange for shares of Salomon Brothers U.S. Government Portfolio, a series of MSF;

k. Convertible Securities Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

l. Style Focus Series: Met/AIM Small Cap Growth Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

m. AIM Capital Appreciation Portfolio in exchange for shares of Met/AIM Capital Appreciation Portfolio, a series of MIST; and

n. Pioneer Strategic Income Portfolio in exchange for shares of Pioneer Strategic Income Portfolio, a series of MIST.

17. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio, and Style Focus Series: Small Cap Value Portfolio. The portfolio management teams are dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005, manages approximately $15 billion of assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Convertible Securities Portfolio
Disciplined Mid Cap Stock Portfolio
Equity Income Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Managed Allocation Series: Aggressive Portfolio
Managed Allocation Series: Conservative Portfolio
Managed Allocation Series: Moderate Portfolio
Managed Allocation Series: Moderate-Aggressive Portfolio
Managed Allocation Series: Moderate-Conservative Portfolio
Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core
Portfolio)
MFS Mid Cap Growth Portfolio
MFS Value Portfolio
Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio)
Pioneer Fund Portfolio
Pioneer Mid Cap Value Portfolio
Style Focus Series: Small Cap Growth Portfolio
Style Focus Series: Small Cap Value Portfolio
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
(individually a "Portfolio" and collectively the "Portfolios")

To the Board of Trustees and shareholders of the Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Portfolios, each of which is a series of the Travelers Series Trust, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

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                                  (UNAUDITED)



FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of The Travelers Series Trust (the "Trust") approved the investment advisory agreements (the "Agreements") between TAMIC and the following Portfolios of the Trust: Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Mondrian International Stock Portfolio, Mercury Large Cap Core Portfolio, MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Pioneer Fund Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (the "Portfolios"). In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio, TAMIC and TIMCO Asset Management Inc. ("TIMCO") for Disciplined Mid Cap Stock Portfolio, TAMIC and Fidelity Management & Research Company ("FMR") (and between FMR and Fidelity Management & Research Company (UK) Inc. and Fidelity Management & Research Company (Far East) Inc.) for Equity Income Portfolio and Large Cap Portfolio, TAMIC and Federated Investment Management Company ("Federated") for Federated High Yield Portfolio, TAMIC and Federated Equity Management Company of Pennsylvania ("FEMCOPA") for Federated Stock Portfolio, TAMIC and Merrill Lynch Investment Managers, LP ("MLIM") for Mercury Large Cap Core Portfolio, TAMIC and Massachusetts Financial Services Company ("MFS") for MFS Mid Cap Growth Portfolio and MFS Value Portfolio, and TAMIC and Pioneer Investment Management, Inc. ("Pioneer") for Pioneer Fund Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Trust requested certain information from TAMIC and from SaBAM, TIMCO, FMR, FMR (UK), FMR (Far East), Federated, FEMCOPA, MLIM, MFS and Pioneer (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Portfolio, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Portfolios, although total expenses for most of the

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Portfolios are below the applicable limitations, and TAMIC is therefore not currently waiving advisory fees or reimbursing Portfolio expenses for those Portfolios. The Board noted that TAMIC's revenues, and its resulting profitability, from each Portfolio is the difference between the amount TAMIC receives from the Portfolio and what it pays to the subadvisor for that Portfolio. The Board also considered that each Portfolio pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Portfolio was fair and reasonable.

The Board reviewed the Portfolios' performance record and TAMIC's and the subadvisors' management styles and performance records with the Portfolios. The Board noted that it reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Portfolios, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place or should be pursued for certain Portfolios, the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations.

The Board also considered the effect of the Portfolios' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Specifically, the Board noted that if the Portfolios' assets increase over time, the Portfolios may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

CONVERTIBLE SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term appeared to be good, although, given the small number of convertible securities funds available in connection with variable insurance products, the Portfolio did not appear to have an appropriate peer group with which to compare Portfolio performance. Subject to a similar concern about the availability of useful comparative fund information, the Board concluded that the Portfolio's advisory fees and total expenses were reasonable. While the Board requested that TAMIC assess whether a convertible securities fund was still appropriate in light of changes in the convertible securities markets, the Board determined that the Agreement and Subadvisory Agreement for the Portfolio should be re-approved in light of the Portfolio's performance and fees. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Portfolio's relatively low advisory fees and its current assets.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been average compared to similar funds, although its longer term performance was somewhat below average. The Board also noted that the Portfolio's advisory fees and total expenses were quite low compared to its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by TIMCO. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board also considered the important space that the Portfolio fills among the funds available under Travelers' variable insurance products. The Board requested, however, that TAMIC monitor whether personnel changes at TIMCO relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and asked TAMIC to explore whether the institution of breakpoints in the Portfolio's fees would be appropriate in light of the Portfolio's current assets and fees and any changes in the fees generally charged by TIMCO after its acquisition by Legg Mason.

EQUITY INCOME PORTFOLIO

The Board noted that the performance of the Portfolio was not good for the most recent one-year period compared to similar funds, although longer-term performance (including the most recent period) was somewhat better, and performance before the most recent period had generally been good. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio closely.

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FEDERATED HIGH YIELD PORTFOLIO

The Board noted that the performance of the Portfolio had generally been above average compared to similar funds. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were above the median of its expense group, but were within the range of reasonableness. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary at the time in light of the Portfolio's small size. In light of the certain legal issues faced by Federated (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Federated had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board asked TAMIC to consider whether the Portfolio continued to be necessary in light of the availability of another high yield bond fund under Travelers' variable insurance products with performance even better than that of the Portfolio.

FEDERATED STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were near the median of its expense group. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary in light of the Portfolio's small size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but requested that TIMCO consider and recommend to the Board possible changes to the Portfolio in light of its disappointing performance and low assets, including the possible merger of the Portfolio into another fund.

LARGE CAP PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted, however, that a new portfolio manager had recently become responsible for the Portfolio's management, and that the Board was impressed by the presentation made by such portfolio manager at the meeting. The Board also considered how the Portfolio's management style differed from the comparable funds to which the Portfolio's performance was compared. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC continue to monitor the performance of the Portfolio closely.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Initially, the Board noted that Mondrian had recently taken over as of May 1, 2005 as the Portfolio's subadvisor, so re-approval of the subadvisory agreement between TAMIC and Mondrian was not necessary at the meeting. As to the Agreement for the Portfolio, the Board noted the disappointing historical performance of the Portfolio, but also noted TAMIC's action in replacing the Portfolio's subadviser and the good performance of the Portfolio in the short period since the subadviser change. The Board noted that Mondrian's subadvisory fee was lower than that of the Portfolio's prior subadvisor, which permitted a corresponding reduction in the Portfolio's advisory fee, and the Board concluded that the new advisory fee was reasonable. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

MERCURY LARGE CAP CORE PORTFOLIO

The Board noted that the performance of the Portfolio was for the one- and three-year periods was above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Merrill had become subadviser for the Portfolio on November 17, 2003. The Board also noted, however, that the Portfolio's advisory and subadvisory fees and total expenses were above average, although the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that appeared to be appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio to assess whether the performance continues to justify the above average fees.

MFS MID CAP GROWTH PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well below average compared to similar funds, although the Board expressed confidence in the abilities of MFS as a subadvisor generally. The Board also noted that the Portfolio's advisory fees and total expenses were near the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but asked TAMIC to develop a specific recommendation for changes to the Portfolio designed to address its poor performance.

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MFS VALUE PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well above average compared to similar funds. The Board also noted that the Portfolio's advisory and subadvisory fees and total expenses were below the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

PIONEER FUND PORTFOLIO

The Board noted that the performance of the Portfolio during the short term had been well above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Pioneer had become subadviser for the Portfolio as of May 1, 2003. The Board expressed confidence in Pioneer generally. The Board also noted that the Portfolio's advisory and subadvisory fees appeared to be reasonable, and noted that such fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

TRAVELERS QUALITY BOND PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board noted that the portfolio managers of the Portfolio had not changed, even though the Portfolio had been managed by TAMIC directly prior to its acquisition by MetLife, and was now managed by SaBAM as subadvisor. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not imperative in light of the low advisory fee.

U.S. GOVERNMENT SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and were informed by TAMIC representatives that SaBAMwas the subadvisor to a similar fund advised by another MetLife affiliate, and that the subadvisory fee in that case included breakpoints. In light of this, the Board asked TAMIC to pursue instituting advisory and subadvisory fee breakpoints for the Portfolio.

CERTAIN MATTERS RELATING TO THE CONVERTIBLE SERIES PORTFOLIO, TRAVELERS QUALITY BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, DISCIPLINED MID CAP STOCK PORTFOLIO, STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND STYLE FOCUS
SERIES: SMALL CAP VALUE PORTFOLIO On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the Trust's Convertible Series Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (collectively, the "Salomon Brothers Portfolios") and TIMCO is the subadviser to the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio and Style Focus
Series: Small Cap Value Portfolio (collectively, the "TIMCO Portfolios"), and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Salomon Brothers Portfolios' and the TIMCO Portfolios' subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Board approved new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO with respect to the TIMCO Portfolios at a special meeting of the Board held on November 10, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios and the TIMCO Portfolios, the Board met with a representative from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Board also took into consideration the factors they considered at a meeting held on July 20, 2005, where the Board approved the previous subadvisory agreements with SaBAM, with respect to the Salomon Brothers Portfolios and TIMCO with respect to the TIMCO Portfolios. In addition to these factors, the Board also considered:

  . that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios' and the TIMCO Portfolios' previous subadvisory agreements; and

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO for the TIMCO Portfolios.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees.

The Trustees
- ------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name, Address and Age    the Trust    Time Served            During Last Five Years          by Trustee** Held by Trustee
- ---------------------  ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
- -------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
- ----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund     Other Public
                      Position(s) Term of Office                                           Complex        Company
                       Held with  and Length of            Principal Occupation            Overseen    Directorships
Name, Address and Age  the Trust   Time Served            During Last Five Years          by Trustee  Held by Trustee
- --------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
- ------------------------------
Lewis Mandell           Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                  Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                      1998. Dean, School of Management                    Delaware North
Age 62                                           (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                 Dean, College of Business                           business)
                                                 Administration (1995-1998), Marquette
                                                 University; Professor of Finance (1980-
                                                 1995) and Associate Dean (1993-
                                                 1995), School of Business
                                                 Administration, and Director, Center for
                                                 Research and Development in Financial
                                                 Services (1980-1995), University of
                                                 Connecticut; Member, Board of
                                                 Managers (1990-present), six Variable
                                                 Annuity Separate Accounts of The
                                                 Travelers Insurance Company+; Trustee
                                                 (1990-present), five Mutual Funds
                                                 sponsored by The Travelers Insurance
                                                 Company.++

Frances M. Hawk,        Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                         Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                             Management Company, Inc. (investment
Downingtown, PA                                  management); Assistant Treasurer,
Age 57                                           Pensions and Benefits. Management
                                                 (1989-1992), United Technologies
                                                 Corporation (broad-based designer and
                                                 manufacturer of high technology
                                                 products); Member, Board of Managers
                                                 (1991-present), six Variable Annuity
                                                 Separate Accounts of The Travelers
                                                 Insurance Company+; Trustee (1991-
                                                 present), five Mutual Funds sponsored
                                                 by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                 Number of
                                        Term of                                                  Portfolios Other Public
                                        Office                                                    in Fund      Company
                         Position(s)  and Length                                                  Complex   Directorships
                          Held with       of                   Principal Occupation               Overseen     Held by
Name, Address and Age     the Trust   Time Served             During Last Five Years             by Trustee    Trustee
- ---------------------   ------------- ----------- ---------------------------------------------- ---------- -------------

Officers
- --------
Paul Cellupica          Secretary     Since July  Chief Counsel, Securities Products and            N/A          N/A
MetLife, Inc.           and Chief     2005        Regulation, MetLife, Inc. (2004-present); Vice
One MetLife Plaza       Legal Officer             President and Chief Legal Officer, TAMIC
27-01 Queens Plaza                                (July 2005-present); Assistant Director,
North Long Island City,                           Division of Investment Management, U.S.
NY 11101                                          Securities and Exchange Commission (2001-
Age 41                                            2003), Senior Special Counsel, Division of
                                                  Investment Management, Securities and
                                                  Exchange Commission (2000-2001).

Peter Duffy             Chief         Since July  Senior Vice President, MetLife Advisers, since    N/A          N/A
MetLife Advisers LLC    Financial     2005        December 1998; Senior Vice President;
501 Boylston Street     Officer and               NELICO; Vice President, MetLife; Vice
Boston, MA 02116        Treasurer                 President, Travelers Asset Management
Age 50                                            International Company LLC and Travelers
                                                  Investment Adviser, Inc., since 2000;
                                                  Treasurer and Chief Financial Officer,
                                                  Metropolitan Series Fund, Inc., since 2005;
                                                  Treasurer, Chief Financial Officer and Chief
                                                  Accounting Officer, CitiStreet Funds, Inc.,
                                                  since 2005; formerly, Vice President and
                                                  Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim       Since       Assistant Vice President, Corporate Ethics and    N/A          N/A
Metropolitan Life       Chief         November    Compliance Department, MetLife, Inc.
Insurance Company       Compliance    2005        (October 2002-present); Interim Chief
One MetLife Plaza       Officer                   Compliance Officer of funds sponsored by
27-01 Queens Plaza                                MetLife and its affiliates (November 2005-
North Long Island City,                           present); Associate, Goldman Sachs & Co.
NY 11101                                          (May 2000-July 2001).
Age 37

- --------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five Mutual Funds. The six variable annuity accounts and five Mutual Funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, High Yield Bond Trust,
   Managed Assets Trust, Money Market Portfolio and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 842-9406.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 842-9406 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.



Metropolitan Series Fund, Inc.

Table of Contents

Semiannual Report--June 30, 2006



Letter from the President...........................                                                         MSF-1
Portfolio Management Commentary

      MetLife Conservative Allocation Portfolio.....                                                         MSF-2

      MetLife Conservative to Moderate Allocation Portfolio                                                  MSF-4

      MetLife Moderate Allocation Portfolio.........                                                         MSF-6

      MetLife Moderate to Aggressive Allocation Portfolio                                                    MSF-8

      MetLife Aggressive Allocation Portfolio.......                                                         MSF-10


      BlackRock Investment Trust Portfolio..........                                                         MSF-12

      BlackRock Large Cap Value Portfolio...........                                                         MSF-14

      BlackRock Legacy Large Cap Growth Portfolio...                                                         MSF-16

      Capital Guardian U.S. Equity Portfolio........                                                         MSF-18

      Davis Venture Value Portfolio.................                                                         MSF-20

      FI Large Cap Portfolio........................                                                         MSF-22

      FI Value Leaders Portfolio....................                                                         MSF-24

      Harris Oakmark Large Cap Value Portfolio......                                                         MSF-26

      Jennison Growth Portfolio.....................                                                         MSF-28

      MetLife Stock Index Portfolio.................                                                         MSF-30

      T. Rowe Price Large Cap Growth Portfolio......                                                         MSF-32

      Zenith Equity Portfolio.......................                                                         MSF-34


      BlackRock Aggressive Growth Portfolio.........                                                         MSF-36

      FI Mid Cap Opportunities Portfolio............                                                         MSF-38

      Harris Oakmark Focused Value Portfolio........                                                         MSF-40

      MetLife Mid Cap Stock Index Portfolio.........                                                         MSF-42

      Neuberger Berman Mid Cap Value Portfolio......                                                         MSF-44


      BlackRock Strategic Value Portfolio...........                                                         MSF-46

      Franklin Templeton Small Cap Growth Portfolio.                                                         MSF-48

      Loomis Sayles Small Cap Portfolio.............                                                         MSF-50

      Russell 2000 Index Portfolio..................                                                         MSF-52

      T. Rowe Price Small Cap Growth Portfolio......                                                         MSF-54


      FI International Stock Portfolio..............                                                         MSF-56

      Morgan Stanley EAFE Index Portfolio...........                                                         MSF-58

      Oppenheimer Global Equity Portfolio...........                                                         MSF-60


      BlackRock Diversified Portfolio...............                                                         MSF-62

      MFS Total Return Portfolio....................                                                         MSF-64


      BlackRock Bond Income Portfolio...............                                                         MSF-66

      Lehman Brothers Aggregate Bond Index Portfolio                                                         MSF-68

      Western Asset Management High Yield Bond Portfolio                                                     MSF-70

      Western Asset Management Strategic Bond Opportunities Portfolio                                        MSF-72

      Western Asset Management U.S. Government Portfolio                                                     MSF-74


      BlackRock Money Market Portfolio..............                                                         MSF-76


Shareholder Expense Example.........................                                                         MSF-77








Financial Statements

      MetLife Conservative Allocation Portfolio....                                                         MSF-83

      MetLife Conservative to Moderate Allocation Portfolio                                                 MSF-87

      MetLife Moderate Allocation Portfolio........                                                         MSF-91

      MetLife Moderate to Aggressive Allocation Portfolio                                                   MSF-95

      MetLife Aggressive Allocation Portfolio......                                                         MSF-99


      BlackRock Investment Trust Portfolio.........                                                         MSF-103

      BlackRock Large Cap Value Portfolio..........                                                         MSF-110

      BlackRock Legacy Large Cap Growth Portfolio..                                                         MSF-117

      Capital Guardian U.S. Equity Portfolio.......                                                         MSF-123

      Davis Venture Value Portfolio................                                                         MSF-130

      FI Large Cap Portfolio.......................                                                         MSF-136

      FI Value Leaders Portfolio...................                                                         MSF-143

      Harris Oakmark Large Cap Value Portfolio.....                                                         MSF-152

      Jennison Growth Portfolio....................                                                         MSF-158

      MetLife Stock Index Portfolio................                                                         MSF-164

      T. Rowe Price Large Cap Growth Portfolio.....                                                         MSF-175

      Zenith Equity Portfolio......................                                                         MSF-182


      BlackRock Aggressive Growth Portfolio........                                                         MSF-186

      FI Mid Cap Opportunities Portfolio...........                                                         MSF-192

      Harris Oakmark Focused Value Portfolio.......                                                         MSF-199

      MetLife Mid Cap Stock Index Portfolio........                                                         MSF-204

      Neuberger Berman Mid Cap Value Portfolio.....                                                         MSF-214


      BlackRock Strategic Value Portfolio..........                                                         MSF-220

      Franklin Templeton Small Cap Growth Portfolio                                                         MSF-226

      Loomis Sayles Small Cap Portfolio............                                                         MSF-233

      Russell 2000 Index Portfolio.................                                                         MSF-241

      T. Rowe Price Small Cap Growth Portfolio.....                                                         MSF-263


      FI International Stock Portfolio.............                                                         MSF-272

      Morgan Stanley EAFE Index Portfolio..........                                                         MSF-280

      Oppenheimer Global Equity Portfolio..........                                                         MSF-294


      BlackRock Diversified Portfolio..............                                                         MSF-300

      MFS Total Return Portfolio...................                                                         MSF-313


      BlackRock Bond Income Portfolio..............                                                         MSF-327

      Lehman Brothers Aggregate Bond Index Portfolio                                                        MSF-339

      Western Asset Management High Yield Bond Portfolio                                                    MSF-352

      Western Asset Management Strategic Bond Opportunities Portfolio                                       MSF-362

      Western Asset Management U.S. Government Portfolio                                                    MSF-377


      BlackRock Money Market Portfolio.............                                                         MSF-384


Notes to Financial Statements......................                                                         MSF-390


Shareholder Vote...................................                                                         MSF-404


Board Approval of Agreements.......................                                                         MSF-423

                   Not all Portfolios are available under every product Please refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as the "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc,'s (the "Fund's") Portfolios (the "Portfolios") or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Fund's Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

Letter from the President


August 2006

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2006 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment and insurance needs.

You have the opportunity to join other policyholder and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.
Sincerely,


Elizabeth Forget
President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MetLife Conservative Allocation Portfolio returned 0.8% compared to the 3.5% return of the Wilshire 5000 Stock Index(1) and the -0.5% return of the Lehman Brothers Universal Bond Index(2). Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index(3), a 64% allocation to the Lehman Brothers Universal Bond Index, a 16% allocation to the Wilshire 5000 Stock Index, and a 4% allocation to the Morgan Stanley Capital International EAFE Index(4). During the six months ended June 30, 2006, the blended benchmark returned 0.9%.

PORTFOLIO REVIEW
The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor's 500 Index(5), were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index's 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Conservative Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc., (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the Fund's five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 12% to 10% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio's bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

(2) The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

(3) The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

(5) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                          WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------



                                                                        Wilshire 5000              Lehman Brothers
                       MetLife Conservative Allocation Portfolio         Stock Index             Universal Bond Index
                            Class A                Class B
6 Months                             0.8%                   0.6%                    3.5%                           -0.5%

1 Year                               2.6%                   2.3%                   10.0%                           -0.3%
Since Inception                      4.2%                   3.9%                   13.0%                            1.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.
This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                                % of Total
                                                                                                                Net Assets
                                                                                                               -------------
                                                                                                              -

Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)............................................       27.3%

Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A).....       18.1%

Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A).....................................       17.2%

Metropolitan Series Fund, Inc., Western Asset Management U.S. Government Portfolio (Class A)..................       12.2%

Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)....................................        5.0%

Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A).......................................        3.0%

Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A).......................................        2.0%

Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)............................        2.0%

Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)..................................        1.9%

Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)............................        1.9%


Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MetLife Conservative to Moderate Allocation Portfolio returned 1.7% compared to the 3.5% return of the Wilshire 5000 Stock Index(1) and the -0.5% return of the Lehman Brothers Universal Bond Index(2). Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index(3), a 48% allocation to the Lehman Brothers Universal Bond Index, a 32% allocation to the Wilshire 5000 Stock Index, and an 8% allocation to the Morgan Stanley Capital International EAFE Index(4). During the six months ended June 30, 2006, the blended benchmark returned 1.9%.

PORTFOLIO REVIEW
The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor's 500 Index(5), were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index's 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Conservative to Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the Fund's five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 9% to 7% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio's bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

(2) The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

(3) The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

(5) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

                                             A $10,000 INVESTMENT COMPARED TO THE
                          WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX




---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                          Wilshire 5000            Lehman Brothers
                MetLife Conservative to Moderate Allocation Portfolio      Stock Index           Universal Bond Index
                         Class A                      Class B

6 Months                            1.7%                         1.7%               3.5%                           -0.5%

1 Year                              5.3%                         5.1%              10.0%                           -0.3%
Since Inception                     7.1%                         6.8%              13.0%                            1.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.
This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                    PORTFOLIO COMPOSITION as of June 30, 2006

                                  Top Holdings


                                                                                                                % of Total
                                                                                                                Net Assets
                                                                                                               -------------
                                                                                                              -

Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)............................................       22.4%

Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A).....       15.2%

Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A).....................................       11.2%

Metropolitan Series Fund, Inc., Western Asset Management U.S. Government Portfolio (Class A)..................        7.1%

Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A).......................................        5.0%

Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)....................................        4.0%

Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)..................................        3.9%

Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)............................        3.9%

Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)....................................        3.8%

Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A).......................................        3.0%


Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MetLife Moderate Allocation Portfolio returned 2.7% compared to the 3.5% return of the Wilshire 5000 Stock Index(1) and the -0.5% return of the Lehman Brothers Universal Bond Index(2). Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index(3), a 32% allocation to the Lehman Brothers Universal Bond Index, a 48% allocation to the Wilshire 5000 Stock Index, and a 12% allocation to the Morgan Stanley Capital International EAFE Index(4). During the six months ended June 30, 2006, the blended benchmark returned 2.9%.

PORTFOLIO REVIEW
The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor's 500 Index(5), were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index's 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the "middle" of the Fund's five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 6% to 5% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio's bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

(2) The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

(3) The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

(5) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                          WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                        Wilshire 5000              Lehman Brothers
                          MetLife Moderate Allocation Portfolio          Stock Index             Universal Bond Index
                              Class A               Class B

6 Months                              2.7%                  2.6%                    3.5%                           -0.5%

1 Year                                8.1%                  7.9%                   10.0%                           -0.3%
Since Inception                       9.9%                  9.6%                   13.0%                            1.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.
This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                    PORTFOLIO COMPOSITION as of June 30, 2006

                                  Top Holdings


                                                                                                                % of Total
                                                                                                                Net Assets
                                                                                                               -------------

                                                                                                              -

Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)............................................       21.5%

Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A).....       12.3%

Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A).......................................        7.1%

Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A).......................................        6.0%

Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)..................................        5.9%

Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)............................        5.8%

Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)....................................        5.7%

Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)............................        5.0%

Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A).......................................        4.0%

Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)............................        4.0%


Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 3.8% compared to the 3.5% return of the Wilshire 5000 Stock Index(1) and the -0.5% return of the Lehman Brothers Universal Bond Index(2). Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index(3), a 16% allocation to the Lehman Brothers Universal Bond Index, a 64% allocation to the Wilshire 5000 Stock Index, and a 16% allocation to the Morgan Stanley Capital International EAFE(4) Index. During the six months ended June 30, 2006, the blended benchmark returned 3.8%.

PORTFOLIO REVIEW
The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor's 500 Index(5), were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index's 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Moderate to Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the Fund's five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 3% to 2% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio's bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

(2) The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

(3) The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

(5) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio



                                        A $10,000 INVESTMENT COMPARED TO THE
                          WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                          Wilshire 5000            Lehman Brothers
                 MetLife Moderate to Aggressive Allocation Portfolio       Stock Index           Universal Bond Index
                         Class A                     Class B

6 Months                            3.8%                        3.6%               3.5%                            -0.5%

1 Year                             10.9%                       10.6%              10.0%                            -0.3%
Since Inception                    12.8%                       12.6%              13.0%                             1.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.
This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                    PORTFOLIO COMPOSITION as of June 30, 2006

                                  Top Holdings


                                                                                                                % of Total
                                                                                                                Net Assets
                                                                                                               -------------
                                                                                                              -

Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)............................................       13.4%

Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A).......................................       10.2%

Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)..................................        7.9%

Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)....................................        7.6%

Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A).......................................        7.0%

Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)............................        7.0%

Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)............................        6.9%

Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A).......................................        6.0%

Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A).....        5.1%

Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)............................        5.0%


Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MetLife Aggressive Allocation Portfolio returned 4.1% compared to the 3.5% return of the Wilshire 5000 Stock Index(1) and the -0.5% return of the Lehman Brothers Universal Bond Index(2). Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Stock Index and a 20% allocation to the Morgan Stanley Capital International EAFE Index(3). During the six months ended June 30, 2006, the blended benchmark returned 4.8%.

PORTFOLIO REVIEW
The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor's 500 Index(4), were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index's 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity funds. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the Fund's five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was an adjustment to the targets for the underlying portfolios as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio's large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

(2) The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

(3) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

(4) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio



                                           A $10,000 INVESTMENT COMPARED TO THE
                          WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                        Wilshire 5000              Lehman Brothers
                        MetLife Aggressive Allocation Portfolio          Stock Index             Universal Bond Index
                             Class A                Class B
6 Months                             4.1%                   3.8%                    3.5%                           -0.5%

1 Year                              12.6%                  12.2%                   10.0%                           -0.3%
Since Inception                     14.7%                  14.3%                   13.0%                            1.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.
This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                                % of Total
                                                                                                                Net Assets
                                                                                                               -------------
                                                                                                              -

Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A).......................................       12.3%

Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)..................................       10.0%

Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)....................................        9.7%

Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)............................        9.1%

Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)............................        8.9%

Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A).......................................        8.1%

Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A).......................................        7.1%

Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)............................        7.1%

Metropolitan Series Fund, Inc., Lazard Mid Cap Portfolio (Class A)............................................        6.1%

Met Investors Series Trust, Dreman Small Cap Value Portfolio (Class A)........................................        5.0%


Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock Investment Trust Portfolio returned 1.5%, compared to its benchmark, the Standard & Poor's 500 Index(1), which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe(2), was 1.3% over the same period.

PORTFOLIO REVIEW
The first half of 2006 was a volatile period for domestic equity markets. Although the S&P 500 finished the first half of the year with a modest 2.7% return, there were two distinct themes that dominated headlines within this timeframe. The first was dictated by a continued bullish sentiment that fueled investors' risk appetites, driving all equity indices up for the first four-plus months of the year. However, by mid-May, investors became concerned about slowing economic growth and inflation fears, as well as the continuation of the Fed's interest rate hikes. Equities sold off sharply, especially riskier small cap names that had exhibited strong momentum over the last few years. After a 7.5% correction in the S&P 500 from mid-May to mid-June, the stock market stabilized towards the end of June. All in all, the sell-off erased much, but not all, of the S&P 500's gains earned earlier in the year.

From a size and style perspective, the first half of the year showed a continuance of the trends exhibited over the last few years, although the sell-off in May and June tempered these results a bit. Small cap names (as measured by the Russell 2000 Index(3)) sharply outperformed large cap names (as measured by the Russell 1000 Index(4)) by 5.4%. Within both of these indices, value names outperformed their growth counterparts. The Russell 1000 Value Index(5) outperformed the Russell 1000 Growth Index(6) by 7.5%, and the Russell 2000 Value Index(7) outperformed the Russell 2000 Growth Index(8) by 4.3%. Analyzing the sectors within the S&P 500, energy, telecommunications and transportation, all up between 13 and 14%, were the strongest sectors. The weakest sectors were health care (down 5%) and technology (down 4%).

Across the large cap core universe, the aforementioned change in investor risk appetite was evident in several metrics. In the first quarter, low quality stocks (ranked B and below by S&P) outperformed high quality stocks, low dividend-yielding stocks outperformed high dividend-yielding stocks, and high beta stocks outperformed low beta stocks. However, all three of these metrics reversed in the second quarter as investors demonstrated a "flight-to-quality" during the sell-off.

The quantitative model used by the Portfolio demonstrated little predictive power in the first quarter, and then displayed modestly predictive power during the second quarter. The Earnings Expectation and Valuation factor groups both exhibited predictive power, although the Earnings Expectations factors' strength was more powerful. However, in the second quarter, very poor model performance in the finance sector, as well as poor performance from several highly ranked individual holdings, led to overall portfolio underperformance in the first half of the year. Overall, the best performing factors from the model were Revisions Up, Book-to-Price and Earnings Surprise. The weakest factor was Forecast Estimate Dispersion.

From a relative return perspective, health care and consumer non-cyclicals were the strongest sectors over the first half of 2006. Positions that helped performance included an underweight position in UnitedHealth Group (down 28%) and an overweight position in Archer-Daniels-Midland (up 66%). Unfortunately, this strength was overwhelmed by poor relative performance in the technology sector over the first half. Also impacting performance was weak second-quarter performance in the finance sector, as well as several other highly ranked names across the universe that underperformed despite positive model performance. Positions such as highly ranked Bank of America, Citigroup, and Lehman Brothers hurt relative performance in the finance sector. In other sectors, highly ranked overweight positions such as Advanced Micro Devices (down 19%), Jabil Circuit (down 31%), Patterson-UTI Energy (down 16%), Louisiana Pacific (down 19%) and Microsoft (down 10%) were a drag on performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(5) The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(6) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(7) The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(8) The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                                  S&P 500 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                             S&P 500
                                                            BlackRock Investment Trust Portfolio              Index
                                                          Class A         Class B         Class E

6 Months                                                       1.5%            1.4%            1.5%                  2.7%

1 Year                                                         5.8%            5.5%            5.7%                  8.6%
5 Years                                                        0.8%            0.5%            0.6%                  2.5%
10 Years                                                       6.5%            N/A             N/A                   8.3%
Since Inception                                                  --            -0.3%           -0.2%                    --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01 and 5/01/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

General Electric Co..............................                                                       4.0%

Citigroup, Inc...................................                                                       2.8%

Bank of America Corp.............................                                                       2.4%

Pfizer, Inc......................................                                                       2.3%

Exxon Mobil Corp.................................                                                       2.3%

JPMorgan Chase & Co..............................                                                       2.1%

Chevron Corp.....................................                                                       2.0%

International Business Machines Corp.............                                                       1.9%

Cisco Systems, Inc...............................                                                       1.7%

The Walt Disney Co...............................                                                       1.5%





                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      21.3%

Information Technology.........................                                                      16.8%

Health Care....................................                                                      12.1%

Energy.........................................                                                       9.9%

Consumer (non-cyclical)........................                                                       7.9%

Consumer (cyclical)............................                                                       6.7%

Industrials....................................                                                       6.3%

Consumer Services..............................                                                       5.3%

Utilities......................................                                                       3.7%

Telecommunications.............................                                                       3.3%


Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock Large Cap Value Portfolio returned 5.4%, compared to its benchmark, the Russell 1000 Value Index(1), which returned 6.6%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe(2), was 4.7% over the same period.

PORTFOLIO REVIEW
The first half of 2006 was a volatile period for domestic equity markets. Although the S&P 500 Index(3) finished the first half of the year with a modest 2.7% return, there were two distinct themes that dominated headlines within this timeframe. The first was dictated by a continued bullish sentiment that fueled investors' risk appetites, driving all equity indices up for the first four-plus months of the year. However, by mid-May, investors became concerned about slowing economic growth and inflation fears, as well as the continuation of the Fed's interest rate hikes. Equities sold off sharply, especially riskier small cap names that had exhibited strong momentum over the last few years. After a 7.5% correction in the S&P 500 from mid-May to mid-June, the stock market stabilized towards the end of June. All in all, the sell-off erased much, but not all, of the S&P 500's gains earned earlier in the year.

From a size and style perspective, the first half of the year showed a continuance of the trends exhibited over the last few years, although the sell-off in May and June tempered these results a bit. Small cap names (as measured by the Russell 2000 Index)(4) sharply outperformed large cap names (as measured by the Russell 1000 Index)(5) by 5.4%. Within both of these indices, value names outperformed their growth counterparts. The Russell 1000 Value Index outperformed the Russell 1000 Growth Index(6) by 7.5%, and the Russell 2000 Value Index(7) outperformed the Russell 2000 Growth Index(8) by 4.3%. Analyzing the sectors within the S&P 500, energy, telecommunications and transportation, all up between 13% and 14%, were the strongest sectors. The weakest sectors were health care (down 5%) and technology (down 4%).

Across the large cap core universe, the aforementioned change in investor risk appetite was evident in several metrics. In the first quarter, low quality stocks (ranked B and below by S&P) outperformed high quality stocks, low dividend-yielding stocks outperformed high dividend-yielding stocks, and high beta stocks outperformed low beta stocks. However, all three of these metrics reversed in the second quarter as investors demonstrated a "flight-to-quality" during the sell-off.

The quantitative model used by the Portfolio demonstrated little predictive power in the first quarter, and then displayed modestly predictive power during the second quarter. The Earnings Expectation and Valuation factor groups both exhibited predictive power, although the Earnings Expectations factors' strength was more powerful. However, in the second quarter, very poor model performance in the finance sector, as well as poor performance from several highly ranked individual holdings, led to overall portfolio underperformance in the first half of the year. Overall, the best performing factors were Revisions Up, Revisions Down and Earnings-to-Price. The weakest factor was Forecast Estimate Dispersion.

From a relative return perspective, the utilities and consumer non-cyclicals sectors were strong over the first half of 2006. Within these sectors, an overweight position in PPL Corp. (up 10%) and an overweight position in Archer-Daniels-Midland (up 66%) drove the excess performance. Unfortunately, this strength was overwhelmed by poor relative performance in technology over the first half. Also impacting performance was weak second-quarter performance in the finance sector, as well as several other highly ranked names across the universe that underperformed, despite positive model performance. Positions such as highly ranked Bank of America, Citigroup, Lehman Brothers, and Affiliated Managers Group hurt relative performance in finance. In other sectors, highly ranked overweight positions such as Jabil Circuit (down 31%), CMS Energy (down 11%) and Louisiana Pacific (down 19%) were a drag on performance.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(5) The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(6) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(7) The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(8) The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 1000 VALUE INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                         Russell 1000
                                                         BlackRock Large Cap Value Portfolio             Value Index
                                                       Class A        Class B         Class E

6 Months                                                    5.4%           5.4%            5.4%                      6.6%

1 Year                                                     10.8%          10.6%           10.8%                     12.1%
Since Inception                                             8.0%          13.4%            7.8%                      9.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/01/02, 7/30/02 and 5/01/02 respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.





                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Citigroup, Inc...................................                                                       4.6%

Exxon Mobil Corp.................................                                                       4.6%

Bank of America Corp.............................                                                       4.5%

JPMorgan Chase & Co..............................                                                       3.6%

Chevron Corp.....................................                                                       3.2%

Pfizer, Inc......................................                                                       3.1%

ConocoPhillips...................................                                                       2.6%

AT&T, Inc........................................                                                       2.5%

General Electric Co..............................                                                       2.1%

The Walt Disney Co...............................                                                       1.9%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      35.7%

Energy.........................................                                                      13.7%

Consumer (non-cyclical)........................                                                       7.6%

Health Care....................................                                                       6.9%

Utilities......................................                                                       6.5%

Telecommunications.............................                                                       5.7%

Consumer Services..............................                                                       5.4%

Information Technology.........................                                                       4.9%

Industrials....................................                                                       4.2%

Basic Materials................................                                                       4.0%


Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned -2.0%, compared to its benchmark, the Russell 1000 Growth Index(1), which returned -0.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe(2), was -2.4% over the same period.

PORTFOLIO REVIEW
After posting strong gains in the first quarter, domestic equity markets sold off in the second quarter as investors grew increasingly concerned about rising inflation, increasing interest rates, and a slowing domestic economy.

For the semiannual period, the Russell 1000 Growth Index ended modestly negative, declining 0.9%. After favoring the more cyclical groups during the first four months of the year, investors sought refuge from volatility during May and June, rotating to more defensive areas like utilities and consumer staples. Strong stock selection in energy and financials could not offset weakness within the consumer discretionary and health care sectors.

Stock selection in the consumer discretionary sector for the Portfolio created a substantial drag on return comparisons versus the benchmark during the period. At the stock level, our position in specialty retailer Chico's FAS was the most notable detractor. Chico's first quarter sales comparisons disappointed investors, coming in well below historical averages, and raising concerns over the company's ability to keep up with changing fashion trends. We reduced our position in Chico during the period. Other detractors within consumer discretionary included positions in Kohl's and Cheesecake Factory.

Within health care, the majority of the Portfolio's relative underperformance was due to stock-specific reasons. Medical device maker St. Jude Medical was the largest individual detractor from both absolute and relative returns during the period. The stock traded down during the period amid concerns of decelerating growth in the implantable cardiac defibrillator (ICD) market, which has been a key growth area for the firm. We have eliminated the stock from the Portfolio.

Despite the choppy market conditions, the Portfolio's financial services holdings held up better than benchmark positions, resulting in favorable return comparisons. Our holdings in Chicago Mercantile Exchange and Goldman Sachs made key contributions, while stable growth holding American Express also added value in this environment.

Although the energy sector has continued to exhibit some volatile swings, it proved to be one of the best performers in the Index. Solid stock selection and being overweight to the group had a positive impact on returns. Portfolio holding CONSOL Energy experienced strong gains over the period, particularly during the second quarter. Shares of CONSOL rose after the firm announced a 20-year coal supply agreement with electric utility FirstEnergy Generation Corp. Additionally, investors reacted positively to news that CONSOL will replace Knight-Ridder in the S&P 500 Index(3).

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 1000 GROWTH INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                        Russell 1000
                                               BlackRock Legacy Large Cap Growth Portfolio              Growth Index
                                               Class A            Class B           Class E
6 Months                                            -2.0%              -2.1%              -2.1%                    -0.9%

1 Year                                               7.0%               6.8%               6.9%                     6.1%
5 Years                                             -0.9%               N/A               -1.1%                    -0.8%
10 Years                                             7.7%               N/A                N/A                      5.4%
Since Inception                                        --                9.6%              -2.0%                       --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/01/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

United Technologies Corp.........................                                                       4.0%

The Procter & Gamble Co..........................                                                       4.0%

Honeywell International, Inc.....................                                                       3.8%

Yahoo!, Inc......................................                                                       3.6%

Google, Inc. (Class A)...........................                                                       3.3%

PepsiCo, Inc.....................................                                                       3.3%

CONSOL Energy, Inc...............................                                                       3.2%

American Express Co..............................                                                       2.8%

GlobalSantaFe Corp...............................                                                       2.6%

Corning, Inc.....................................                                                       2.6%







                                   Top Sectors


                                                                                                          % of
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Information Technology.........................                                                      22.6%

Industrials....................................                                                      18.5%

Health Care....................................                                                      14.8%

Consumer Staples...............................                                                      12.2%

Financials.....................................                                                      11.2%

Energy.........................................                                                       9.4%

Consumer Discretionary.........................                                                       5.0%

Telecommunications.............................                                                       2.0%

Materials......................................                                                       1.8%


Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 2.1%, compared to its benchmark, the Standard & Poor's 500 Index(1), which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe(2), was 3.2% over the same period.

PORTFOLIO REVIEW
After touching a five-year high, stocks tumbled from mid-May to mid-June, ending the first six months of the year up a little over 2%. The shift in market sentiment appears to have been triggered by rising core inflation figures and the Federal Reserve's increasingly hawkish tone (though comments by the Fed after the June 29 Federal Open Market Committee meeting were more accommodating and suggested that a pause in the tightening cycle was possible). The Fed raised short-term interest rates twice during the quarter and long-term interest rates also trended higher.

The telecommunication services sector had very strong gains. Global wireless subscriber growth has been faster than anticipated, leading to spending on wireless equipment to improve capacity and quality. Meanwhile, wireline companies have begun rebuilding their networks to accommodate "triple-play" opportunities to provide customers with voice, data, and video services over broadband networks. Energy stocks, especially those in the equipment and services area, were resilient, benefiting from increasing oil prices.

The information technology sector, which tends to be more volatile than the rest of the market, experienced the largest decline year-to-date among the major sectors. Earnings disappointments from several industry leaders contributed to the sell-off. Communications equipment stocks were especially hard hit; gains made in the first half of the year, which were based on spending by telecom operators to upgrade their networks and a wave of industry consolidation, were nearly erased by the end of June. The health care sector had the second worst performance. Investors sold holdings in subsectors such as managed care providers for reasons that included less earnings upside, allegations of backdating options, and weaker underwriting margins following 2005's strong performance.

Stock selection in the information technology sector was a positive contributor to the Portfolio's results. Information technology represents the Portfolio's largest sector concentration as well as its largest overweight relative to the S&P 500 Index. Several years ago, our technology holdings were concentrated in the semiconductor equipment area; the Portfolio's exposure was much broader, with significant investments in communications equipment, and software. Valuations for many technology stocks fell and appeared attractive to both growth-oriented and value-oriented portfolio managers on our multiple portfolio manager team. Despite the negative sentiment on the industry, fundamentals for many of these companies have been underpinned by strong global consumer demand for next-generation technology products and services. The Portfolio also benefited from stock selection within the health care, energy and industrial sectors.

The major detractors from relative performance for the period were stock selection in the financial and consumer discretionary sectors. While stock selection in both energy and health care sectors was helpful, the Portfolio's overweight position in health care and underweight position in the energy sector relative to the benchmark detracted from results.

In terms of market capitalization, the Portfolio emphasizes the smaller stocks within the large-cap universe, while the largest ones are underrepresented. This allocation helped returns during the period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                                  S&P 500 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                             S&P 500
                                                           Capital Guardian U.S. Equity Portfolio             Index
                                                               Class A                Class B

6 Months                                                               2.1%                   2.0%                  2.7%

1 Year                                                                10.0%                   9.7%                  8.6%
Since Inception                                                        6.2%                   5.9%                  5.9%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

SLM Corp.........................................                                                       2.9%

General Electric Co..............................                                                       2.9%

AstraZeneca, Plc. (ADR)..........................                                                       2.6%

Forest Laboratories, Inc.........................                                                       2.4%

Microsoft Corp...................................                                                       2.3%

Washington Mutual, Inc...........................                                                       2.3%

Lowe's Cos., Inc.................................                                                       2.0%

United Technologies Corp.........................                                                       1.9%

Royal Dutch Shell, Plc. (ADR) (A Shares).........                                                       1.9%

Cisco Systems....................................                                                       1.8%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Information Technology.........................                                                      23.0%

Financials.....................................                                                      17.1%

Health Care....................................                                                      15.2%

Industrials....................................                                                      11.6%

Consumer Discretionary.........................                                                       9.4%

Energy.........................................                                                       8.1%

Consumer Staples...............................                                                       6.7%

Materials......................................                                                       3.6%

Telecommunications.............................                                                       2.6%

Utilities......................................                                                       1.1%


Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Davis Venture Value Portfolio returned 2.9%, compared to its benchmark, the Standard & Poor's 500 Index(1), which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe(2), was 4.7% over the same period.

PORTFOLIO REVIEW
During the six month period ended June 30, 2006, the stock market, as measured by the Standard & Poor's 500 Index, increased by 2.7%. U.S. economic activity, as measured by the gross domestic product ("GDP"), increased at an annualized rate of between 1.7% and 4.1% over each of the last three calendar quarters of 2005, and increased by 5.6% during the first quarter of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, and ended the second quarter at about 5.1%.

Banking companies were the most important contributors to the Portfolio's performance over the six-month period. The Portfolio held a significant investment in these companies and this sector out-performed the Index. HSBC Holdings, Wells Fargo, and Golden West Financial were among the top contributors to performance.

Energy and consumer staple companies made important contributions to performance. Two energy companies, Occidental Petroleum and ConocoPhillips, and two consumer staples companies, Costco and Diageo, were among the top contributors to performance.

Insurance companies were the largest detractors from the Portfolio's relative performance over the six-month period. The Portfolio holds a significant investment in insurance companies and this sector under-performed the Index. While Loews was among the Portfolio's top contributors to performance, American International Group, Progressive, and Transatlantic Holdings were among the top detractors from performance.

Information technology and health care companies also detracted from performance. Three information technology companies, Microsoft, Iron Mountain, and Dell, and one health care company, HCA, were among the top detractors from performance.

Individual companies making important positive contributions to performance included Comcast, a consumer discretionary company, and JPMorgan Chase, a diversified financial company. Individual companies detracting from performance included Sprint Nextel (added in March 2006), a telecommunication services company, Moody's, a diversified financial company, and Tyco International, an industrial company.

The Portfolio had approximately 10% of its assets invested in foreign companies at June 30, 2006. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500 Index over the six-month period.

Consistent with our low-turnover strategy, there was very little change among the Portfolio's top 10 holdings during the period. HSBC Holdings and ConocoPhillips, which had been the Fund's 11th and 13th largest holdings, respectively, at the end of last year moved up to the top 10 due to both price appreciation and the purchase of additional shares. Progressive and Berkshire Hathaway were bumped out of the top 10 holdings, but are still listed among the Fund's top 12 holdings.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1)The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2)The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                                  S&P 500 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                             S&P 500
                                                                  Davis Venture Value Portfolio               Index
                                                               Class A       Class B       Class E

6 Months                                                            2.9%          2.8%         2.9%                  2.7%

1 Year                                                             11.5%         11.2%        11.3%                  8.6%
5 Years                                                             6.0%          N/A          5.8%                  2.5%
10 Years                                                           11.0%          N/A          N/A                   8.3%
Since Inception                                                       --          13.3%         4.7%                    --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01 respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more of less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

American Express Co..............................                                                       5.1%

Altria Group, Inc................................                                                       4.9%

ConocoPhillips...................................                                                       4.2%

American International Group, Inc................                                                       4.0%

Costco Wholesale Corp............................                                                       3.7%

Tyco International, Ltd..........................                                                       3.6%

JPMorgan Chase & Co..............................                                                       3.5%

Golden West Financial Corp.......................                                                       3.4%

HSBC Holdings, Plc...............................                                                       2.9%

Wells Fargo & Co.................................                                                       2.9%







                                   Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Financials....................................                                                       40.5%

Consumer Staples..............................                                                       14.5%

Energy........................................                                                       11.6%

Consumer Discretionary........................                                                        9.9%

Industrials...................................                                                        6.1%

Information Technology........................                                                        4.7%

Materials.....................................                                                        4.2%

Health Care...................................                                                        3.0%

Telecommunications............................                                                        1.8%


Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Managed by Fidelity Management & Research Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
The Portfolio is the successor Portfolio from two Travelers Series Trusts'
Portfolios: Travelers Large Cap Portfolio and Travelers Strategic Equity Portfolio. The performance shown in the following paragraph and elsewhere in this Report includes the performance of the predecessor fund Travelers Large Cap Portfolio prior to May 1, 2006 and that of the Portfolio thereafter.

For the six months ended June 30, 2006, the Class A shares of the FI Large Cap Portfolio returned -2.4%, compared to its benchmark, the Russell 1000 Growth Index(1), which returned -0.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe(2), was -2.4% over the same period.

PORTFOLIO REVIEW
The U.S. equity markets finished the six month period ending June 30, 2006 in positive territory, despite a broad market sell-off in early May that erased much of the gains achieved earlier in the year. The Federal Reserve continued raising short-term interest rates to combat inflationary pressures, such as a weak dollar, rising commodity prices, and strong economic growth. Against this backdrop, investors worried about the Fed's ability to stem inflation without sending the domestic economy into a recession by slowing growth too quickly.

During the six-month period, Small Cap stocks outperformed Large Cap and Mid Cap stocks, in a return to the predominant recent trend. Value stocks also outperformed Growth stocks by a wide margin. The broad market, as measured by the S&P 500 Index(3), returned 2.7%, with 8 of the 10 sectors producing positive returns. The Russell 2000 Index(4) outperformed the S&P 500 Index by over 5.5%, and outperformed the Russell Mid Cap Index(5) as well. The Russell 3000 Value Index(6) outperformed the Russell 3000 Growth Index(7), reflecting the negative overall performance of Information Technology and Health Care stocks, which dominate the Growth Index.

Top performing sectors included Energy, Industrials, Telecommunication Services, and Financials. Within the Energy sector, Integrated Oil companies and Refiners led the returns due to the high commodity price environment and a shortage of refining capacity in the market. Industrial stocks were also strong performers, as continued growth within the non-residential construction market and demand for mining equipment drove positive returns within the sector. Within the Telecommunication Services sector, merger activity amongst the remaining regional bell operating companies drove share prices higher, and strong consumer acceptance of advanced video and data services helped propel wireless companies to strong performance.

The Information Technology and Health Care sectors were the hardest hit during the period, as many investors shifted exposures into more defensive securities. The Information Technology sector's negative return was led by a steep decline in Intel's stock price, as competitor Advanced Micro Devices posted solid earnings results and demonstrated market share gains that investors felt would continue into 2006 and 2007. Health Care Providers were the prime reason for the Health Care sector underperforming the broad market. Share prices were pressured by investor worries of a weaker pricing environment, driven by increased competition from not-for-profit providers that could potentially affect earnings across the industry, in addition to concerns over reported back-dating of stock options by a major holding within the industry.

For the six month period, the Consumer Discretionary, Health Care, and Information Technology sectors finished as the Portfolio's largest detractors from relative return. Consumer Discretionary's negative return was largely attributed to the Household Durables industry, where holdings of national homebuilders, such as Ryland Group, D.R. Horton, and KB Home, accounted for the underperformance. Housing inventory increased due to a decline in new orders and a rise in cancellation rates, which led to downward revisions to 2006 and 2007 earnings estimates for the homebuilders. The second largest detractor was Health Care, due in large part to the Health Care Provider industry. Within this industry, Aetna Inc., a diversified health care benefits provider, ended as one of the Portfolio's largest security detractors, stemming from investor fears over a competitive pricing environment adversely affecting the overall industry. Additionally, the Information Technology sector suffered from holdings within the Computers & Peripherals and Software industries.

The Industrials and Consumer Staples sectors proved to be the two largest contributors to relative return. Industrials offered the greatest contribution to return within the Portfolio, due to stock selection within the Machinery industry. Outperformance within the industry stemmed largely from our overweight position in Joy Global, a manufacturer of mining equipment. Joy Global's stock appreciated during the period as increased capital spending on mining due to strong global demand for coal and minerals benefited the firm. The Consumer Staples sector was also a positive contributor to the Portfolio, due largely to our holdings of Hansen Natural Corp., an alternative beverage producer. Hansen Natural gained on the news that increased demand for its energy drink boosted first quarter sales and increased their market share.

Position changes during the period occurred mainly within the Consumer Discretionary and Industrials sectors. Within Consumer Discretionary, we shifted our stance in the Specialty Retail industry to an overweight position. Our holdings within the industry focus on retailers that we believe will benefit from improved inventory management and greater product differentiation. Additionally, we decreased the Portfolio's weighting in Aerospace & Defense stocks, as we believe high valuations within these securities limit further opportunities for share price appreciation. Within Industrials, we purchased shares of Machinery stocks that we believe will benefit from continued strength in the non-residential construction and mining markets. Conversely, we decreased our exposure to the Road & Rail industry and shifted those assets into the Airlines industry.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(5) The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(6) The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Direct investment in the Index is not possible.

(7) The Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

FI Large Cap Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 1000 GROWTH INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                        Russell 1000
                                                                 FI Large Cap Portfolio                 Growth Index
                                                          Class A       Class B       Class E

6 Months                                                      -2.4%          N/A          N/A                      -0.9%

1 Year                                                         6.3%          N/A          N/A                       6.1%
5 Years                                                       -0.3%          N/A          N/A                      -0.8%
Since Inception                                                6.7%         -5.8%        -5.8%                      5.9%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/30/96, 5/01/06 and 5/01/06, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006


                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Apple Computer, Inc..............................                                                       3.5%

Altria Group, Inc................................                                                       2.8%

Gilead Sciences, Inc.............................                                                       2.5%

Joy Global, Inc..................................                                                       2.5%

The Manitowoc Co., Inc...........................                                                       2.4%

Western Digital Corp.............................                                                       2.3%

Aetna, Inc.......................................                                                       2.3%

AMR Corp.........................................                                                       2.3%

Komag, Inc.......................................                                                       2.3%

Johnson & Johnson................................                                                       2.2%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Information Technology.........................                                                      23.4%

Health Care....................................                                                      19.3%

Industrials....................................                                                      14.7%

Consumer Discretionary.........................                                                      12.1%

Consumer Staples...............................                                                      10.3%

Financials.....................................                                                       8.9%

Energy.........................................                                                       4.1%

Materials......................................                                                       3.1%

Telecommunications.............................                                                       2.0%

Utilities......................................                                                       0.7%


Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the FI Value Leaders Portfolio returned 3.4%, compared to its benchmark, the Russell 1000 Value Index(1), which returned 6.6%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe(2), was 4.5% over the same period.

PORTFOLIO REVIEW
U.S. stocks posted positive returns during the first six months of 2006 despite concerns about inflation, a softening in the housing market and higher short-term interest rates. Strong corporate earnings, and healthy economic growth fueled U.S. stocks. The impact from energy prices was mixed, but oil prices increased and pushed gasoline prices higher. The Federal Reserve Board has hiked interest rates 17 times since mid 2004. With respect to market performance by capitalization, the first half of 2006 was similar to six of the previous seven years with small-cap stocks outperforming large-caps (as measured by the Russell 2000(3) and Russell 1000(4) indexes, respectively). In terms of style, the Russell 3000(5) Value Index topped the Russell 3000(6) Growth Index during the first six months of this year, just as it had in the previous six calendar years. In this environment, FI Value Leaders Portfolio posted a positive return, but underperformed the Russell 1000 Value Index.

Contributing to the Portfolio's performance relative to the benchmark was strong security selection within the Consumer Discretionary sector, where the Portfolio was overweight. Also helping performance was an underweighting in Utilities and good stock selection within the Energy sector. Hurting the Portfolio's performance during the period was negative security selection within the Information Technology and Financials sectors. As of June 30, 2006, the Portfolio was overweight in Information Technology and underweight in Financials. Within Financials, the Portfolio's positions narrowly trailed their segment of the index, as certain insurance and bank stocks were negatively impacted by downward earnings estimate revisions. The Portfolio's higher than index exposure to industrials and health care stocks was a detractor to the Portfolio's performance during the period.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(5) The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Direct investment in the Index is not possible.

(6) The Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 1000 VALUE INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                         Russell 1000
                                                          FI Value Leaders Portfolio                     Value Index
                                               Class A      Class B       Class D       Class E

6 Months                                            3.4%         3.2%          N/A          3.3%                     6.6%

1 Year                                             13.3%        13.0%          N/A         13.1%                    12.1%
5 Years                                             4.1%         N/A           N/A          4.0%                     6.9%
10 Years                                            8.3%         N/A           N/A          N/A                     10.9%
Since Inception                                       --         13.2%         -4.2%         3.0%                       --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are:
4/30/93, 7/30/02, 5/01/06 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.





                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------

                                                                                                -

Honeywell International, Inc.....................                                                       4.0%

General Electric Co..............................                                                       3.8%

American International Group, Inc................                                                       3.5%

AT&T, Inc........................................                                                       2.5%

Exxon Mobil Corp.................................                                                       2.5%

JPMorgan Chase & Co..............................                                                       2.4%

Bank of America Corp.............................                                                       2.1%

Citigroup, Inc...................................                                                       1.7%

Pfizer, Inc......................................                                                       1.7%

Halliburton Co...................................                                                       1.7%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      23.3%

Industrials....................................                                                      15.6%

Energy.........................................                                                      12.6%

Health Care....................................                                                      11.1%

Consumer Discretionary.........................                                                      10.5%

Information Technology.........................                                                       8.1%

Consumer Staples...............................                                                       6.1%

Materials......................................                                                       5.1%

Telecommunications.............................                                                       4.9%

Utilities......................................                                                       1.6%


Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Managed by Harris Associates, L.P.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 3.3%, compared to its benchmark, the Russell 1000 Value Index(1), which returned 6.6%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe(2), was 4.7% over the same period.

PORTFOLIO REVIEW
For the first time in several years, risk and volatility are emerging as more prominent features of the investment landscape. This was clearly shown during May and June when many of the hottest commodities and emerging markets suffered sharp reversals.

We would argue that today's compressed market fails to differentiate among businesses of varying quality and risk: we see what we believe are high quality businesses with dominant franchises priced, in our opinion, at parity with second-tier alternatives. Many of our trades during the period were designed to take advantage of this opportunity--to own businesses with reliable cash earnings power, good growth prospects and solid balance sheets--without paying a premium to do so. Broader market data supports the notion of this opportunity: according to ISI Group, the P/E ratio of the S&P 500(3) (a large company index) has declined by 50% over the past five years, rivaling the P/E ratio compression during the bear market of 1973-74. As stock prices have continued their stall, the price compression has only become more severe.

At June 30, 2006, the Portfolio held 52 securities across a variety of industries. During the period, we initiated positions in Coca-Cola, Dell, and Schering-Plough. Coca-Cola, best known for its flagship beverage Coca-Cola, sells approximately 400 drink brands throughout the world. The company just had another quarter of progress and is now operating at or above management's long-term volume, revenue, and earnings growth goals. Dell provides computer solutions to both consumers and businesses. The firm is the world's number one direct seller of computers and related equipment and also has a services unit that offers system integration, training, and computer support. Schering-Plough develops and markets prescription and over-the-counter drugs, along with personal care and animal health products. The company is best known for its allergy medications, Clarinex and Nasonex, but also specializes in anti-infective and cancer drugs.

Additionally, Liberty Media split into two separate entities in May: Liberty Capital Group and Liberty Interactive Group. As Liberty Media itself is no longer a publicly traded entity, both of these new stocks are now held in the Portfolio in its place.

We eliminated our positions in Burlington Resources, Coca-Cola Enterprises (a bottler of Coca-Cola products), and Knight Ridder during the period.

Walt Disney, Comcast, and Kohl's had the most positive impact on performance during the period. Walt Disney has been solid this year with total earnings up 7%, driven by a 20% rise in earnings from Media Networks (chiefly ABC) and 17% growth in Parks & Resorts. While expensive, the Pixar acquisition is expected to solidify the company's animation franchise, and we continue to see improving fundamentals. Comcast's strong subscriber growth has led to growing revenues, profitability, and free cash flow generation. In our view, the firm's triple play offering (cable, internet, and voice) has led to improved fundamentals. While the threat to cable providers from phone companies is a real one, we believe that it will be several more years before they will be able to build up the scale needed to compete with Comcast. Kohl's profitability and comparable store sales have been very strong as a result of new marketing strategies and cost cutting initiatives. All product lines, new brands, and geographies performed well.

Pulte Homes, Dell, and Intel had the most negative impact on performance during the period. Pulte lowered guidance for the year to reflect recently weaker business conditions. We still hold this stock and consider it to be a high quality business trading at an attractive valuation. Dell's reported earnings were down 11% from last year, which was a disappointment. We believe Dell's low-cost model will continue to drive healthy long-term profitability, albeit at a reduced rate. The PC industry remains large and growing and Dell should remain a dominant player. At an adjusted P/E of less than 14 times 2006 estimated earnings, the stock appears very inexpensive. Intel announced that revenue would be below prior guidance levels. The company cited weaker than expected demand and a slight market segment share loss as its competitor, Advanced Micro Devices, has been taking market share, especially in servers.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 1000 VALUE INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                         Russell 1000
                                                    Harris Oakmark Large Cap Value Portfolio             Value Index
                                                   Class A          Class B           Class E

6 Months                                                 3.3%             3.2%              3.2%                     6.6%

1 Year                                                   4.3%             4.0%              4.1%                    12.1%
5 Years                                                  4.4%             N/A               4.3%                     6.9%
Since Inception                                          5.2%             8.2%              4.8%                     6.8%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

McDonald's Corp..................................                                                       2.9%

Yum! Brands, Inc.................................                                                       2.7%

Washington Mutual, Inc...........................                                                       2.5%

First Data Corp..................................                                                       2.4%

JPMorgan Chase & Co..............................                                                       2.4%

Time Warner, Inc.................................                                                       2.3%

Citigroup, Inc...................................                                                       2.3%

Kohl's Corp......................................                                                       2.3%

Raytheon Co......................................                                                       2.2%

Harley-Davidson, Inc.............................                                                       2.2%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Consumer Discretionary.........................                                                      42.1%

Financials.....................................                                                      14.7%

Information Technology.........................                                                      13.2%

Consumer Staples...............................                                                      12.5%

Health Care....................................                                                       8.0%

Industrials....................................                                                       7.9%

Energy.........................................                                                       1.6%






Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC
Portfolio Manager Commentary*


GGPORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Jennison Growth Portfolio returned -6.2%, compared to its benchmark, the Russell 1000 Growth Index(1), which returned -0.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe(2), was -2.4% over the same period.

PORTFOLIO REVIEW
While the headline rate of economic growth in the US appeared to weaken in the final quarter of 2005, special factors proved to be the cause, as the economy rebounded strongly during first quarter 2006, posting solid and balanced growth across almost all fronts. As a result, the Federal Reserve raised the Fed Funds rate a quarter-point twice during the first quarter, to 4.75%. Whether in response to interest-rate movements or because of sustained strength over a long period, housing demand, as measured by the inventory of unsold homes and the issuance of building permits, began to show signs of weakening in the first quarter. With continued strong labor markets and modest income growth, consumers remained steady and willing to spend. American corporations remained strong as well, with continued profit gains, revenue and cash flow growth, and resultant balance sheet strength. Capital spending showed signs of acceleration across many sectors, most notably in the telecommunications and technology industries.

Higher commodity prices and inflation concerns combined with rising interest rates to produce a difficult second quarter for many asset classes and markets. Despite these headwinds, the US economy maintained positive momentum, although growth cooled from the first quarter's 5.6% annualized growth rate in the Gross Domestic Product. Signs of softness in consumer spending emerged, job growth moderated, and housing prices and residential construction continued to weaken. The Fed continued to adjust monetary policy in two quarter-point increments, leading to a Fed Funds rate of 5.25% at the end of June. The industrial, manufacturing, and service components demonstrated persistent vigor through first-half 2006. Continued revenue growth and strong profitability are leading to record corporate profits across many sectors, most notably within the crude raw materials and industrial manufacturing segments. While inflationary expectations continue to appear restrained, more manufacturers are successfully passing along raw material price increases to their customers. These increases appear to be affecting final prices to consumers only modestly at this stage. However, these harbingers of future price trends drew greater attention, prompting tougher talk from the Fed about the need to take steps to curb inflation pressures.

The Federal Reserve's May meeting statement, which offered the possibility of a pause in further rate hikes, touched off a sharp and severe jump in the prices of raw materials such as copper and zinc. While a portion of this strength was ascribed to supply/demand imbalances partially due to the ongoing strength of the global economy, the attendant spike in gold prices raised the specter of something more troublesome. Gold soared swiftly above $700 an ounce during this period before retreating in the face of tougher policy talk from various members of the Federal Reserve that served to dispel any notion that the Fed was going soft on inflation. An immediate response was seen in the value of the US dollar, which had weakened in the face of soaring gold. By quarter end the dollar regained some of the ground it had lost during the prior quarter, eventually ending approximately 3% lower than its level at the beginning of 2006.

Stocks had a difficult time amid the rapidly changing perceptions of where growth, inflation, and interest rates were headed. A struggle ensued between those with their hopes pinned on sustained growth worrying about the likelihood of higher interest rates and those who felt that signs of economic moderation were already foreshadowing a slowdown and that recession was now the greater risk.

While the first quarter's strength left the S&P 500(3) with a year-to-date gain of +2.7%, the Russell 1000 Growth eventually drifted into negative territory during the first six months of 2006 (-0.9%), as the diminished appetite for risk weighed heavily on the valuations of rapidly growing companies. Among the major Russell 1000 Growth sectors, Utilities, Energy, and Industrials made the greatest advances. Information Technology lost the most ground, followed by Health Care. The Portfolio's strongest absolute returns--by a substantial margin--were provided by Energy, trailed by Financials. Information Technology, Health Care, and Consumer Discretionary holdings posted the most significant losses. The Portfolio underperformed the Russell 1000 Growth benchmark, as well as the S&P 500.

Stock selection in the Energy sector contributed most to the Portfolio relative performance. Schlumberger and Occidental Petroleum both posted solid gains, as the price for crude oil continued to climb, reflecting the persistence of global supply/demand imbalances. Schlumberger's fourth-quarter 2005 and first-quarter 2006 results beat Wall Street estimates, spurred by the company's largest operating margin expansion in more than 20 years. Occidental Petroleum has delivered what we consider a great combination of returns, organic production growth, and free cash flow yields. The company is particularly competitive in lower-risk exploration in enhanced oil recovery projects.

In the Financials sector, stock selection and an overweight allocation also proved beneficial to the Portfolio's relative and absolute performance, as Goldman Sachs, Charles Schwab, and UBS all performed well. Goldman's February-quarter earnings exceeded even the most optimistic forecasts, as fixed income, currency, and commodities trading helped boost results; merger advisory and fees from other capital markets activities contributed, as well. Schwab continued to enjoy the fruits of its repositioned individual investor and institutional asset management services activities. Brand enhancements and investments in distribution networks helped to drive an increase in assets under management at UBS.

Other individual contributors to positive portfolio performance included Consumer Discretionary holdings Walt Disney and Marriott International, and Health Care companies Gilead Sciences and Roche Holding. Disney's March-quarter revenues and operating income surpassed projections, the result of strong ratings at the ABC television network and cable channels as well as increased attendance at theme parks. Marriott benefited from strong business-client demand and room growth, which facilitated increases in revenue per room. In addition, the company is experiencing an upswing in management and incentive fees, and rising occupancy rates allowed prices and incremental profit to rise. Gilead Sciences experienced strong prescription growth in HIV treatment, while Roche, the world's largest producer of cancer drugs, bolstered sales of its cancer treatments by expanding their use to other cancer and non-cancer conditions.

In the Information Technology and Consumer Discretionary sectors, stock selection proved to be a major detractor from the Portfolio's relative performance. eBay, the Portfolio's single greatest disappointment, suffered from worries about signs of maturity in its core U.S. auctions business, serious competition for PayPal, and the impact on core profitability of the embryonic eBay Express, a shopping-cart feature that permits buyers to select multiple items from multiple sellers and pay for them all at once by credit card or PayPal. Semiconductor holdings Broadcom and Marvell Technology were hit hard by general growth outlook concerns and restricted stock options issues, which have plagued a number of companies in the technology and other sectors. Marvell also suffered a precipitous late-second-quarter decline on news of its intentions to acquire the wireless communications semiconductor activities of Intel. Weak comparable-store sales made specialty retailer Chico's the chief detractor in the portfolio's Consumer Discretionary sector.

In the Health Care sector, St. Jude Medical and UnitedHealth Group (UNH) were performance detractors of note. Allegations of options backdating and concerns about potential meaningful disruptions to the senior management team led to UNH's decline. St. Jude fell on lower-than-expected revenue, Earnings Per Share, and implantable cardiac defibrillator sales. The U.S. ICD (implantable cardioverter defibrillators) market has slowed as last year's Guidant recalls are having residual effects on the entire defibrillator market. St. Jude is responding by increasing its sales force, but the competitive environment has intensified. An underweight position in the relatively strong Industrials sector also hurt relative performance, although United Technologies and Boeing, added to the portfolio in the second quarter, performed well.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

Jennison Growth Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 1000 GROWTH INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                        Russell 1000
                                                               Jennison Growth Portfolio                Growth Index
                                                          Class A       Class B       Class E

6 Months                                                      -6.2%         -6.3%        -6.2%                     -0.9%

1 Year                                                         6.5%          6.2%         6.3%                      6.1%
Since Inception                                                3.8%          3.6%        11.9%                      3.6%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                              PORTFOLIO COMPOSITION
                               as of June 30, 2006


                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Google, Inc. (Class A)...........................                                                       3.7%

General Electric Co..............................                                                       2.6%

The Walt Disney Co...............................                                                       2.6%

Roche Holding AG (ADR)...........................                                                       2.6%

Gilead Sciences, Inc.............................                                                       2.5%

PepsiCo, Inc.....................................                                                       2.5%

UBS AG...........................................                                                       2.5%

Novartis AG (ADR)................................                                                       2.4%

Schlumberger, Ltd................................                                                       2.3%

Adobe Systems, Inc...............................                                                       2.2%







                                   Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Information Technology........................                                                         31%

Health Care...................................                                                         19%

Consumer Discretionary........................                                                         15%

Financials....................................                                                         13%

Industrials...................................                                                          7%

Consumer Staples..............................                                                          6%

Energy........................................                                                          5%

Telecommunications............................                                                          1%



Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by Metropolitan Life Insurance Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MetLife Stock Index Portfolio returned 2.6%, compared to its benchmark, the Standard & Poor's 500 Index(1), which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe(2), was 2.5% over the same period.

PORTFOLIO REVIEW
Despite mixed earnings and macroeconomic reports, the S&P 500 Index closed at its highest level in five years on May 5 with a year-to-date return of 6.9%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the earlier gains, resulting in only a 2.7% six-month return. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points since the beginning of the year to 5.25%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half, up approximately 21% from year-end 2005. Some of the various factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Eight of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2006. The energy sector, which had a beginning-of-year weight of 9.3%, was the second best-performing sector, up 13.5%, providing the largest positive impact to the benchmark's six-month return. The telecomm services sector (3.0% beginning weight) was the best-performing sector, up 13.9%. The next best-performing sectors were industrials (11.3% beginning weight, up 7.0%); materials (3.0% beginning weight, up 6.9%); and consumer staples (9.5% beginning weight, up 4.5%). Financials, the largest sector with a beginning-of-year weight of 21.2%, was up 3.1% during the first half of 2006. The two worst-performing sectors within the index were information technology (15.1% beginning weight, down 5.8%) and health care (13.3% beginning weight, down 3.8%.) The stocks with the largest positive impact on the benchmark return for the first half of the year were BellSouth, up 36.2%; Schlumberger, up 34.6%; and ExxonMobil, up 10.4%. The stocks with the largest negative impact were UnitedHealth Group, down 27.9%; Intel, down 23.3%; and Microsoft, down 10.3%. There were fifteen additions and fifteen deletions to the benchmark in the first six months of 2006. * The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary. (1) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible. (2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.




Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                                  S&P 500 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                             S&P 500
                                                                  MetLife Stock Index Portfolio               Index
                                                               Class A       Class B       Class E

6 Months                                                            2.6%          2.5%         2.5%                  2.7%

1 Year                                                              8.4%          8.1%         8.2%                  8.6%
5 Years                                                             2.2%          1.9%         2.1%                  2.5%
10 Years                                                            8.0%          N/A          N/A                   8.3%
Since Inception                                                       --           1.0%         1.4%                    --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Exxon Mobil Corp.................................                                                       3.2%

General Electric Co..............................                                                       3.0%

Citigroup, Inc...................................                                                       2.1%

Bank of America Corp.............................                                                       1.9%

Microsoft Corp...................................                                                       1.8%

The Procter & Gamble Co..........................                                                       1.6%

Johnson & Johnson................................                                                       1.5%

Pfizer, Inc......................................                                                       1.5%

American International Group, Inc................                                                       1.3%

Altria Group, Inc................................                                                       1.3%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      21.4%

Information Technology.........................                                                      14.9%

Health Care....................................                                                      12.3%

Industrials....................................                                                      11.7%

Energy.........................................                                                      10.2%

Consumer Discretionary.........................                                                      10.2%

Consumer Staples...............................                                                       9.6%

Utilities......................................                                                       3.4%

Telecomm Services..............................                                                       3.3%

Materials......................................                                                       3.1%


Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 0.6%, compared to its benchmark, the Standard & Poor's 500 Index(1), which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe(2), was -2.4% over the same period.

PORTFOLIO REVIEW
U.S. stocks rose in the first half of 2006, but sharp declines in May and June erased most of the market's early gains. Energy and telecommunication services stocks produced strong gains amid high oil prices and industry consolidation, respectively. Industrials and materials stocks also did well, buoyed by the strong economy. Most other sectors generated milder gains, but the information technology and health care sectors declined.

Stock selection in health care detracted significantly from the Portfolio's relative results. Weakness was led by health care services, which declined on worries about Medicare-related cost pressures and slowing enrollment growth. The industrials and business services sectors also detracted from the Portfolio's relative performance due to our lighter exposure to areas such as aerospace and defense and air freight and logistics. We remained underweight in these cyclical sectors, but held selectively large positions in high-quality companies that generate durable earnings and free cash flow growth, such as General Electric and Danaher. While our significant overweight in the weak information technology sector detracted from the Portfolio's relative performance, strong stock selection offset some of the weakness.

The materials sector provided the Portfolio's best relative results, largely due to strong stock selection, as metal and mining company BHP Billiton benefited from increased demand for metals. Although few companies in the sector meet our growth criteria, we continue to find select opportunities. Good stock selection in consumer discretionary also aided relative performance. Solid contributors included Garmin (maker of handheld Global Positioning System devices) and Kohl's, whose earnings rose on strong sales and margin performance in the moderate retail segment. International Game Technology and Amazon.com also provided positive returns. The energy sector aided results due to good stock selection, though underweighting the sector detracted from relative performance.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                                  S&P 500 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                             S&P 500
                                                        T. Rowe Price Large Cap Growth Portfolio              Index
                                                       Class A          Class B           Class E

6 Months                                                     0.6%             0.5%              0.5%                 2.7%

1 Year                                                       8.3%             8.1%              8.2%                 8.6%
5 Years                                                      2.9%             N/A               2.8%                 2.5%
Since Inception                                              4.8%            11.3%              2.1%                 3.0%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                    PORTFOLIO COMPOSITION as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

General Electric Co..............................                                                       3.8%

UnitedHealth Group, Inc..........................                                                       2.2%

UBS AG...........................................                                                       2.1%

Microsoft Corp...................................                                                       2.1%

Wal-Mart Stores, Inc.............................                                                       2.1%

Schlumberger, Ltd................................                                                       2.0%

Caremark Rx, Inc.................................                                                       1.9%

Citigroup, Inc...................................                                                       1.8%

Danaher Corp.....................................                                                       1.8%

American International Group, Inc................                                                       1.8%







                                   Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Information Technology........................                                                       22.9%

Financials....................................                                                       19.8%

Health Care...................................                                                       17.3%

Consumer Discretionary........................                                                       13.6%

Industrials...................................                                                        7.3%

Energy........................................                                                        6.2%

Consumer Staples..............................                                                        6.0%

Telecommunications............................                                                        3.6%

Materials.....................................                                                        1.8%

Cash/Other....................................                                                        1.5%


Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Zenith Equity Portfolio returned -0.3%, compared to its benchmark, the Standard & Poor's 500 Index(1), which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe(2), was 1.3% over the same period.

PORTFOLIO REVIEW
The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. U.S. stocks, as measured by the Standard & Poor's 500 Index, were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index's(3) 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which makes foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.


* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.



Metropolitan Series Fund, Inc.

Zenith Equity Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                                  S&P 500 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                    Zenith Equity            S&P 500

                                                                                      Portfolio               Index

6 Months                                                                                    -0.3%                   2.7%

1 Year                                                                                      10.0%                   8.6%
5 Years                                                                                      3.3%                   2.5%
10 Years                                                                                     8.2%                   8.3%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                    PORTFOLIO COMPOSITION as of June 30, 2006


                                  Top Holdings


                                                                                                                % of Total
                                                                                                                Net Assets
                                                                                                               -------------
                                                                                                              -

Metropolitan Series Fund, Inc., Capital Guardian U.S. Equity Portfolio, (Class A).............................       33.7%

Metropolitan Series Fund, Inc., FI Value Leaders Portfolio, (Class A).........................................       33.4%

Metropolitan Series Fund, Inc., Jennison Growth Portfolio, (Class A)..........................................       32.9%


Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 1.8%, compared to its benchmark, the Russell Midcap Growth Index(1), which returned 2.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe(2), was 2.8% over the same period.

PORTFOLIO REVIEW
After rising substantially during the first quarter of 2006, the mid-cap growth market fell in the second quarter, giving up much of its earlier gains. Investor fears of inflation and continued interest rate increases, combined with signs of a softening real estate market and slowing economic growth, prompted the market decline in May and early June.

The Portfolio demonstrated strong stock selection in the energy and information technology sectors during the semiannual period. The Portfolio's top semiconductor positions, Freescale Semiconductor and Lam Research, both posted double-digit gains during this period. Other highlights in technology included:
Alliance Data Systems, Akamai Technologies, and Amdocs. In energy, coal producer CONSOL Energy delivered excellent performance and led to the outperformance in the sector. At June 30, 2006, we continued to hold an overweight position in energy.

The materials sector within the Index posted an excellent 15% return during the period, with metals & mining stocks leading the ascent. Though they pulled back sharply at the end of the period, these stocks appreciated substantially on global industrialization trends, especially in China and India. The Portfolio's underexposure to this segment of the materials industry detracted from relative returns during the period. Weak stock selection in industrials also contributed to the relative shortfall, with underperformance in both the aerospace & defense and air freight & logistics segments.

Sector positioning had a modestly negative effect during the first half of the year. While the underweight positioning in the consumer discretionary sector served the Portfolio well as investors feared a slowdown in consumer spending, the Portfolio's overweights in information technology and health care hindered overall performance. In addition, relative underexposure to industrials and materials, two of the top-performing sectors, also detracted slightly.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL MIDCAP GROWTH INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                       Russell MidCap
                                                  BlackRock Aggressive Growth Portfolio                 Growth Index

                                            Class A       Class B       Class D       Class E

6 Months                                         1.8%          1.7%          N/A          1.8%                       2.6%

1 Year                                          10.2%          9.9%          N/A         10.0%                      13.0%
5 Years                                          2.7%          N/A           N/A          2.6%                       4.8%
10 Years                                         3.2%          N/A           N/A          N/A                        8.5%
Since Inception                                    --           9.0%         -5.8%         1.9%                         --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are:
4/29/88, 4/26/04, 5/01/06 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                    PORTFOLIO COMPOSITION as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Amdocs, Ltd......................................                                                       2.5%

CONSOL Energy, Inc...............................                                                       2.5%

Ceridian Corp....................................                                                       2.2%

Fisher Scientific International, Inc.............                                                       2.1%

Caremark Rx, Inc.................................                                                       2.1%

Freescale Semiconductor, Inc. (Class B)..........                                                       2.1%

Harris Corp......................................                                                       2.0%

Massey Energy Co.................................                                                       2.0%

Shire, Plc. (ADR)................................                                                       1.9%

Advanced Medical Optics, Inc.....................                                                       1.9%






                                   Top Sectors


                                                                                                          % of
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Information Technology.........................                                                      26.7%

Health Care....................................                                                      18.8%

Consumer Discretionary.........................                                                      16.2%

Industrials....................................                                                      14.1%

Energy.........................................                                                      13.0%

Financials.....................................                                                       6.3%

Materials......................................                                                       3.5%

Telecommunications.............................                                                       1.1%

Cash/Other.....................................                                                       0.3%


Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 1.6%, compared to its benchmark, the Standard & Poor's MidCap 400 Index(1), which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe(2), was 2.8% over the same period.

PORTFOLIO REVIEW
The setback in the second quarter notwithstanding, equity markets posted gains for the six-month period that ended June 30, 2006. The last six months were marked by soaring energy prices and interest rate increases by the Federal Reserve. The Federal Reserve indicated further tightening may be needed and officials in Europe and Japan echoed those same sentiments, giving rise to investor concerns about stagnating global economic growth. Meanwhile, corporate profits remained robust. Small-cap and mid-cap stocks outperformed large-cap stocks, continuing their multi-year leadership of the broader market (as measured by the Russell 2000(3), S&P 400 and S&P 500 Indexes(4), respectively). Outside of the U.S., international stocks performed well, led by emerging-market countries. U.S. and global equity markets declined in the second quarter of 2006 as investor appetite for risk waned amid the prospect of increasing global interest rates. In this environment, FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index for the six-month period that ended June 30, 2006.

Astute stock selection in the Consumer Discretionary sector contributed the most to the Portfolio's relative return. Favorable security selection and an overweight in Materials was the second largest contributor to the Portfolio's relative return. On the negative side, the Portfolio's exposure to the Information Technology sector detracted the most from relative results. There, both sector selection and security selection detracted from results. Unfavorable security selection in the Health Care sector was the second largest detractor from relative results. In Health Care, a biotechnology company was one of the largest detractors. It experienced a sharp decline when the FDA indicated they may not approve a key drug. Top holding Harman International (down 12.7% for the period) also detracted from relative results. The Portfolio also suffered from a large overweight and poor stock selection in the Telecommunication Services sector.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                              S&P MIDCAP 400 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                      S&P MidCap 400
                                                      FI Mid Cap Opportunities Portfolio                  Index
                                                     Class A        Class B        Class E

6 Months                                                 1.6%           1.4%           1.5%                         4.2%

1 Year                                                  11.7%          11.4%          11.5%                        13.0%
5 Years                                                  0.0%          -0.3%          -0.2%                         9.3%
Since Inception                                          8.0%          -3.7%          -1.5%                        13.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Harman International Industries, Inc.............                                                       6.5%

AT&T, Inc........................................                                                       4.3%

Sprint Nextel Corp...............................                                                       3.5%

Electronic Arts, Inc.............................                                                       2.4%

Flowserve Corp...................................                                                       2.4%

Advanced Medical Optics, Inc.....................                                                       2.2%

DeVry, Inc.......................................                                                       2.0%

First Data Corp..................................                                                       2.0%

American Tower Corp. (Class A)...................                                                       1.9%

Safeway, Inc.....................................                                                       1.9%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Consumer Discretionary.........................                                                      20.1%

Industrials....................................                                                      17.2%

Information Technology.........................                                                      14.8%

Energy.........................................                                                      11.7%

Telecommunications.............................                                                      11.6%

Materials......................................                                                       7.9%

Health Care....................................                                                       6.1%

Consumer Staples...............................                                                       4.0%

Financials.....................................                                                       3.2%

Utilities......................................                                                       0.3%


Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 0.4%, compared to its benchmark, the Russell Midcap Index(1), which returned 4.8%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe(2), was 3.8% over the same period.

PORTFOLIO REVIEW
For the first time in several years, risk and volatility are emerging as more prominent features of the investment landscape. This was clearly shown during May and June when many of the hottest commodities and emerging markets suffered sharp reversals.

We would argue that today's compressed market fails to differentiate among businesses of varying quality and risk: we see high quality businesses with dominant franchises priced at parity with second-tier alternatives. Many of our trades during the period were designed to take advantage of this opportunity--to own businesses with reliable cash earnings power, good growth prospects and solid balance sheets--without paying a premium to do so. Broader market data supports the notion of this opportunity: according to ISI Group, the P/E ratio of the S&P 500(3) (a large company index) has declined by 50% over the past five years, rivaling the P/E ratio compression during the bear market of 1973-74. As stock prices have continued their stall, the price compression has only become more severe.

At June 30, 2006, the Portfolio held 30 securities across a variety of industries. During the period, we initiated positions in PartnerRe, Ltd., EnCana Corporation, Bausch & Lomb, Inc., D. R. Horton, Inc., International Rectifier, International Flavors and Fragrances, Molson Coors, Smithfield Foods, and Tyco International.

PartnerRe writes treaty and facultative reinsurance for such primary coverage as property/casualty, life, credit and surety, aviation, marine, and other insurance. The firm, with subsidiaries in Asia, Europe, South America, and the U.S., has expanded both its operations and geographic coverage largely through acquisitions.

EnCana is a Canadian-based energy company and is one of North America's largest independent gas and oil producers. In addition to Canada, the firm has interests in several of the world's oil patches including the Gulf of Mexico and the North Sea.

Bausch & Lomb is a leading maker of contact lenses and lens care solutions and markets its products in more than 100 countries worldwide. In addition to these products, the firm's pharmaceutical division makes prescription and over-the-counter ophthalmic drugs, and its surgical unit makes equipment for cataract and other ophthalmic surgery.

Homebuilder D.R. Horton is the top residential builder by units in the U.S. The firm specializes in single-family homes designed for the entry-level and move-up markets. Horton has more than 40 divisions and builds in 74 metropolitan markets in 25 states.

International Rectifier is a top maker of power semiconductors that refine the electricity flowing into a device from a battery or power grid, which enables more efficient operation. The firm's products are widely used in consumer appliances, cars, computers, communication devices, lighting systems, and military equipment.

International Flavors creates and manufactures artificial aromas and flavors. This industry leader sells its flavors principally to producers of prepared and dairy foods, beverages, confections, and pharmaceuticals. Its fragrances are used in the production of perfumes, cosmetics, soaps, and other personal care items.

Molson Coors, the result of a merger between Adolph Coors Company and Canadian brewer Molson, is the fifth largest brewer by volume in the world. Brands marketed by the firm include Coors Light, George Killian's Irish Red Lager, and Zima.

Smithfield Foods is the world's largest pork processor and hog producer. The company's long-term strategy focuses on growing the processed meats business and taking advantage of growth opportunities in European and other overseas markets.

Tyco is a manufacturing conglomerate whose five main businesses are fire and security, electronics, healthcare, engineered products and services, and plastic and adhesives. The firm's fire and security unit is the world leader in security and fire-protection systems.

We eliminated our positions in ARAMARK, Baxter International, Burlington Resources, ConocoPhillips, Equifax, First Data, Hospira, Knight Ridder, Mattel, and Xerox during the period.

Cablevision Systems, ARAMARK, and Estee Lauder had the most positive impact on performance during the period. Cablevision benefited from the effectiveness in reducing customer churn through its "triple-play" bundle (cable, internet, and phone service). ARAMARK's CEO, Joe Neubauer, and several private equity investors have agreed to take the company private at $32 per share. The stock traded above that level in hopes that the firm's management would raise their bid. We used that opportunity to exit our position in the name, as we felt it was fully valued. Estee Lauder experienced growth in all of its product categories and in every geographic region. The company saw progress in newer channels, such as international markets, and is becoming less dependent on U.S. department stores.

Intel, Timberland, and Omnicare had the most negative impact on performance during the period. Intel announced that revenue would be below prior guidance levels. The company cited weaker than expected demand and a slight market segment share loss as its competitor, Advanced Micro Devices, has been taking market share, especially in servers. Timberland recently lowered guidance for this year's performance. The company wants to clear inventory out of its retail channel and ramp up spending on its brands. Omnicare filed a lawsuit to prevent a large customer from withdrawing from a signed contract. If the outcome of the lawsuit is not favorable to Omnicare, it could have a negative impact on the company's operating earnings.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell Midcap(R) Index is an unmanaged measure of performance of those Russell Midcap companies (the 1,000 smallest companies in the Russell 2000 Index). The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

                      A $10,000 INVESTMENT COMPARED TO THE
                              RUSSELL MIDCAP INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                           Russell
                                                    Harris Oakmark Focused Value Portfolio              MidCap Index
                                                   Class A          Class B          Class E

6 Months                                                0.4%             0.3%             0.3%                       4.8%

1 Year                                                  3.7%             3.4%             3.5%                      13.7%
5 Years                                                 9.3%             9.0%             9.1%                       9.9%
10 Years                                               10.3%             N/A              N/A                       12.1%
Since Inception                                           --             10.2%            10.1%                         --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Sovereign Bancorp, Inc...........................                                                       6.7%

Washington Mutual, Inc...........................                                                       5.0%

Intel Corp.......................................                                                       4.4%

Liz Claiborne, Inc...............................                                                       4.1%

Yum! Brands, Inc.................................                                                       4.1%

National Semiconductor Corp......................                                                       4.1%

The E.W. Scripps Co. (Class A)...................                                                       3.8%

CDW Corp.........................................                                                       3.7%

The Timberland Co. (Class A).....................                                                       3.6%

McDonald's Corp..................................                                                       3.4%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Consumer Discretionary.........................                                                      34.9%

Financials.....................................                                                      20.6%

Consumer Staples...............................                                                      11.7%

Information Technology.........................                                                      15.3%

Industrials....................................                                                       9.4%

Health Care....................................                                                       5.3%

Materials......................................                                                       2.2%

Energy.........................................                                                       0.6%






Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by Metropolitan Life Insurance Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 4.2%, compared to its benchmark, the Standard & Poor's MidCap 400 Index(1), which returned 4.2%.

PORTFOLIO REVIEW
Despite mixed earnings and macroeconomic reports, the MidCap 400 Index closed at an all-time high on May 8 with a year-to-date return of 11.3%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the earlier gains, resulting in a 4.2% six-month return. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points since the beginning of the year to 5.25%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half, up approximately 21% from year-end 2005. Some of the various factors driving the equity markets during the period included geopolitical concerns, energy prices, corporate earnings, Federal Reserve interest rate policy, and unemployment rates.

Eight of the ten sectors comprising the S&P MidCap 400 Index, experienced positive returns for the first six months of the year. The industrials sector, which had a beginning-of-year weight of 13.4%, had the largest positive contribution to the index with its 14.1% return. The telecom services sector (0.4% beginning weight) was the absolute best-performing sector, up 15.7%. The next best-performing sectors were energy (9.7% beginning weight, up 9.6%); utilities (7.4% beginning weight, up 6.8%); and information technology (15.7% beginning weight, up 6.1%). Financials, the largest sector with a beginning-of-year weight of 18.7%, was up 5.7% during the first half of 2006.

The two worst-performing sectors were consumer discretionary (16.3% beginning weight), down 7.4%, and health care (11.8% beginning weight), down 3.5%. The three names with the largest positive impact on performance were Expeditors International of Washington, up 66.3%; C.H. Robinson Worldwide, up 44.8%; and Peabody Energy Corp., up 35.6% for the first half of the year. The three names with the largest negative impact on performance were Affymetrix, down 46.4%; Chico's FAS, down 38.6%; and Advance Auto Parts, down 33.3%.

There were thirteen additions and thirteen deletions to the benchmark in the first six months of 2006. * The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

                      A $10,000 INVESTMENT COMPARED TO THE
                              S&P MIDCAP 400 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                      S&P MidCap 400
                                                   MetLife Mid Cap Stock Index Portfolio                  Index
                                                  Class A         Class B         Class E

6 Months                                                4.2%            4.1%            4.1%                        4.2%

1 Year                                                 12.7%           12.5%           12.5%                       13.0%
5 Year                                                  8.9%            8.6%            8.8%                        9.3%
Since Inception                                         8.7%            8.8%            8.7%                        8.8%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

MidCap SPDR Trust, Series 1......................                                                       4.0%

Peabody Energy Corp..............................                                                       1.2%

Expeditors International of Washington, Inc......                                                       1.0%

Cognizant Technology Solutions Corp. (Class A)...                                                       0.8%

C.H. Robinson Worldwide..........................                                                       0.8%

Smith International, Inc.........................                                                       0.7%

Noble Energy, Inc................................                                                       0.7%

Precision Castparts Corp.........................                                                       0.7%

Microchip Technology, Inc........................                                                       0.6%

ENSCO International, Inc.........................                                                       0.6%








                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      17.5%

Industrials....................................                                                      16.3%

Information Technology.........................                                                      15.8%

Consumer Discretionary.........................                                                      14.3%

Energy.........................................                                                      10.5%

Health Care....................................                                                      10.3%

Utilities......................................                                                       7.9%

Materials......................................                                                       5.0%

Consumer Staples...............................                                                       1.9%

Telecommunications.............................                                                       0.5%


Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 2.2%, compared to its benchmark, the Russell Midcap Value Index(1), which returned 7.0%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe(2), was 3.8% over the same period.

PORTFOLIO REVIEW
Domestic equity market indices generally posted positive returns in the six-month period, with the exception of the Russell large-cap growth indices. Small-cap value stocks were the leaders, followed by the broad-based Russell 2000 Index(3) and then mid-cap value and large-cap value indices. After a solid beginning to the year, the stock market peaked in May, as volatility increased and investors shifted away from riskier assets. This volatility and pressure on prices was fueled in part by concerns about monetary tightening and elevated energy and select commodity prices. Ongoing geopolitical concerns, particularly involving Iran and North Korea, also pressured the market.

During the period, the Portfolio's Consumer Discretionary holdings, and in particular our homebuilding stocks, were negatively affected by the market environment and were largely responsible for the Portfolio's underperformance of the index. The Federal Reserve's continued rate increases and an apparent loss of investor confidence in the Fed's ability to fight inflation without causing a significant slowdown in the U.S. economy weighed heavily on the homebuilding industry. Although the underlying level of housing demand weakened from very robust 2005 levels, we believe it is sustained, and still stronger than in 2001 and 2002. The Portfolio's underweight allocation to Financials and Consumer Staples also dampened performance relative to the Russell Midcap Value Index. We continue to be underweight both sectors.

On the other hand, the outperformance of our selection of Industrial stocks and our overweight allocation to Energy boosted the Portfolio's relative return. We continue to be overweight these sectors. On an absolute basis, holdings within Industrials, Financials and Energy made the largest contributions to total return over the period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell Midcap(R) Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL MIDCAP VALUE INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                      Russell MidCap
                                                Neuberger Berman Mid Cap Value Portfolio                Value Index
                                               Class A           Class B           Class E

6 Months                                             2.2%              2.1%              2.1%                       7.0%

1 Year                                              10.9%             10.6%             10.7%                      14.3%
5 Years                                             11.3%             11.0%             11.2%                      13.0%
Since Inception                                     14.2%             10.7%             10.9%                      11.7%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006


                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Terex Corp.......................................                                                       2.6%

TXU Corp.........................................                                                       2.5%

Canadian Natural Resources, Ltd..................                                                       2.3%

Arch Coal, Inc...................................                                                       2.2%

Joy Global, Inc..................................                                                       2.2%

Peabody Energy Corp..............................                                                       2.2%

Coventry Health Care, Inc........................                                                       2.1%

Denbury Resources, Inc...........................                                                       2.1%

Phelps Dodge Corp................................                                                       2.1%

The Timkin Co....................................                                                       1.9%







                                   Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Consumer Discretionary........................                                                       21.2%

Energy........................................                                                       20.4%

Industrials...................................                                                       13.3%

Financials....................................                                                        9.7%

Health Care...................................                                                        8.8%

Information Technology........................                                                        8.7%

Utilities.....................................                                                        8.6%

Materials.....................................                                                        3.3%

Consumer Staples..............................                                                        2.8%


Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock Strategic Value Portfolio returned 5.6%, compared to its benchmark, the Russell 2000 Value Index(1), which returned 10.4%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe(2), was 8.1% over the same period.

PORTFOLIO REVIEW
After posting strong gains in the first quarter, domestic equity markets sold off in the second quarter as investors grew increasingly concerned about rising inflation, increasing interest rates, and a slowing domestic economy. On June 29th, the Federal Reserve raised its target for short-term interest rates to 5.25%, marking the seventeenth consecutive 25 basis point increase since June 2004. In this environment, small cap stocks outperformed their large cap counterparts, while value outperformed growth across the market capitalization spectrum. Within the benchmark Russell 2000 Value Index, all major sectors ended the period in positive territory, with materials, industrials, and energy the most notable performers among the sectors. The Portfolio underperformed on a relative basis as relative gains in industrials and consumer discretionary were overshadowed by weakness in materials and financials.

Industrials stocks posted significant gains since the beginning of the year, fueled largely by an expanding domestic economy. However, mounting fears of an economic slowdown put downward pressure on the sector in May and June. Within the sector, overweights in shippers and electrical equipment names were the most notable contributors to the Portfolio's relative performance. For example, the Portfolio holding American Commercial Lines added value as the marine shipper posted solid gains. The company manufactures barges, towboats, and other vessels and provides barge transportation and related services. In June, management significantly raised its earnings outlook for 2006 and announced a new wage and benefit package for its employees. The market responded favorably, pushing the stock up over 27% in the second quarter. Since its initial public offering last October, the share price appreciated over 113%.

Although consumer discretionary stocks ended the period in positive territory, investors grew increasingly concerned about the sustainability of consumer spending in an environment of rising interest rates, $3 a gallon gasoline, and a slowing domestic economy. Within this sector, good stock selection gains offset the negative impact of an overweight in an otherwise weak sector. Key areas of strength included media, auto components and leisure holdings. Exposure to Marvel Entertainment was a key driver of relative performance. In late February, management reported better-than-expected earnings and raised guidance for 2006. Investors reacted favorably, pushing shares up over 22% during the period.

The materials sector proved to be the most significant source of underperformance as disappointing stock selection and an underweight in a relatively strong sector combined to dampen return comparisons. From an allocation standpoint, an underweight in metals and mining names was the most notable detractor. Within the benchmark Russell 2000 Value Index, these stocks were up over 46% during the period. Stock selection, particularly among chemicals manufacturers and containers & packaging names, also detracted from relative sector performance.

In financials, an underweight in Real Estate Investment Trusts (REITs), which make up over 10% of the Russell 2000 Value Index, hampered relative performance. Additionally, weakness from select insurance holdings detracted from return comparisons. In particular, National Financial Partners, which operates as a bridge between large financial service product manufacturers and a network of independent financial service distributors, reported first quarter earnings that fell short of expectations.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 2000 VALUE INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                        Russell 2000
                                                        BlackRock Strategic Value Portfolio              Value Index
                                                       Class A        Class B         Class E

6 Months                                                    5.6%           5.5%            5.6%                     10.4%

1 Year                                                      9.5%           9.2%            9.3%                     14.6%
5 Years                                                     7.9%           7.7%            7.7%                     13.1%
Since Inception                                            13.6%           7.9%            8.0%                     15.5%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                    PORTFOLIO COMPOSITION as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

The Brinks Co....................................                                                       3.4%

Piper Jaffray Co.................................                                                       3.1%

DJ Orthopedics, Inc..............................                                                       2.3%

Walter Industries, Inc...........................                                                       2.2%

Hanover Insurance Group, Inc.....................                                                       2.1%

Sterling Financial Corp. (Washington)............                                                       2.0%

Phillips-Van Heusen Corp.........................                                                       1.7%

National Financial Partners Corp.................                                                       1.7%

Hain Celestial Group, Inc........................                                                       1.7%

Per-Se Technologies, Inc.........................                                                       1.6%







                                   Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Financials....................................                                                       28.1%

Consumer Discretionary........................                                                       20.8%

Industrials...................................                                                       16.8%

Health Care...................................                                                       11.0%

Information Technology........................                                                        8.8%

Energy........................................                                                        4.5%

Utilities.....................................                                                        3.5%

Consumer Staples..............................                                                        2.9%

Materials.....................................                                                        2.5%


Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 5.4%, compared to its benchmark, the Russell 2000 Growth Index(1), which returned 6.1%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe(2), was 5.3% over the same period.

PORTFOLIO REVIEW
During the six months ended June 30, 2006, domestic equity markets were mixed, with most major market indexes up moderately. For example, the Standard & Poor's 500 Index (S&P 500)(3) was up 2.7%, while the Russell 1000 Growth Index(4), composed primarily of larger cap growth stocks, posted a -0.9% return. Small cap stocks, especially small cap value stocks, led the market, with the Russell 2000 Growth Index rising 6.1% and the Russell 2000 Value Index(5) gaining 10.4%.

The U.S. economy showed signs of growth during the period, supported by solid consumer confidence and a strengthening labor market. However, toward period-end, inflation concerns increased as the Consumer Price Index (CPI), including food and energy costs, was up 0.5% in May. Core CPI, which excludes food and energy costs, rose 0.1% in May from a month earlier and was 2.4% higher than the same period a year earlier. In addition, crude oil increased to a high of nearly $75 a barrel in early May and ended the period at almost $74 a barrel. The Federal Reserve Board (Fed) raised the federal funds target rate to 5.25% in June, the 17th consecutive quarter-point increase. The Fed cited continued inflation concerns, but was not particularly clear in its guidance for future rate actions. The combination of higher short-term interest rates and energy costs, as well as higher long-term bond yields, put downward pressure on the housing market. Although May sales of new homes unexpectedly rose 4.6% from April, there was evidence of a slowing housing market as new home sales declined 6.6% and sales of previously owned homes fell 1.2% from a year earlier. Despite rising interest rates and a weakening housing market, job growth and stabilizing gasoline prices positively affected confidence measures. For example, the Conference Board's consumer confidence index rose to 105.7 in June from 104.7 in May. The unemployment rate fell to an estimated 4.6% in June, down from 4.9% in December 2005.

During the period, the most significant contributor to the Portfolio's performance relative to the Russell 2000 Growth Index came from our industrial services sector investments, where our overweighted oilfield services and equipment industry exposure benefited performance. In addition, stock selection in the finance sector helped relative performance. In particular, our holdings in real estate development, real estate investment trusts, and regional banks performed well. Stock selection in the health services sector also helped the Portfolio's relative performance.

One of the most significant detractors from performance during the period was stock selection in the technology services sector, as our Internet software and services and packaged software holdings generally performed poorly. The Portfolio had no exposure to the strong non-energy minerals sector, particularly metals-related stocks, which also hindered relative performance. In addition, stock selection in the process industries sector negatively impacted relative performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(5) The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.
 Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 2000 GROWTH INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                        Russell 2000
                                              Franklin Templeton Small Cap Growth Portfolio             Growth Index
                                              Class A            Class B            Class E

6 Months                                            5.4%               5.2%               5.3%                      6.1%

1 Year                                             11.7%              11.4%              11.4%                     14.6%
5 Years                                             3.4%               3.2%               3.3%                      3.5%
Since Inception                                     2.6%               2.4%               2.5%                      4.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.





                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Varian Semiconductor Equipment, Inc..............                                                       2.0%

Helix Energy Solutions Group, Inc................                                                       1.9%

Penn National Gaming, Inc........................                                                       1.7%

Superior Energy Services, Inc....................                                                       1.6%

Forward Air Corp.................................                                                       1.4%

FMC Technologies, Inc............................                                                       1.4%

Orient- Express Hotels, Ltd. (Class A)...........                                                       1.4%

ViaSat, Inc......................................                                                       1.4%

Knight Transportation, Inc.......................                                                       1.4%

Trimble Navigation, Ltd..........................                                                       1.4%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Information Technology.........................                                                        32%

Health Care....................................                                                        17%

Industrials....................................                                                        13%

Financials.....................................                                                        12%

Consumer Discretionary.........................                                                        12%

Energy.........................................                                                        10%

Materials......................................                                                         4%





Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 9.4%, compared to its benchmark, the Russell 2000 Index(1), which returned 8.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe(2), was 6.5% over the same period.

PORTFOLIO REVIEW
We continued to emphasize high-quality investments with prospects for above-average capital appreciation across the spectrum of both small cap growth and small cap value stocks. As of June 30, the Portfolio was close to evenly balanced between small companies we believe are misunderstood or undiscovered and represent attractive values, and small companies we believe have the potential for significant growth. Our holdings in the consumer discretionary sector were reduced during the quarter to below the benchmark weight, given headwinds this sector is facing from higher energy prices and a diminishing stimulus from mortgage refinance activity. We modestly increased our holdings in financial services and utilities.

Stock selection was broadly positive during the six-month period, driving the Portfolio's performance above the small cap core indices and peer group. The strongest contributing sectors included financial services, materials and processing, and industrials with no sectors lagging materially during the period. Sector allocation was a neutral factor. Three of our best stocks for the period were Chaparral Steel, American Commercial Lines, and FMC Technologies. Our top performer was Chaparral Steel, a manufacturer of structural steel products and steel bars. The stock has nearly tripled since we purchased shares in July 2005 when the company was spun-off from Texas Industries, another long-standing holding of the Portfolio. Chaparral has clearly benefited from the strong commercial construction environment and the ability to raise prices, as the supply of steel remains relatively tight. American Commercial Lines operates freight barges and towboats on inland waterways in North and South America. Solid unit growth in grain and coal shipments, price increases stemming from tight barge capacity, and improved fleet utilization have generated strong earnings growth - driving the stock price up over 150% since it was added to the Portfolio in October of 2005. FMC Technologies Inc. is an energy services company specializing in offshore exploration and production of crude oil and natural gas. With oil prices at high levels, demand for deepwater and sub-sea drilling equipment has been strong. One disappointing holding during the period was Sunterra Corp., an operator of vacation ownership resorts. The company encountered an accounting problem at a small European subsidiary that prevented it from filing its financial statements with the SEC, leading to the departure of key members of senior management. The stock was sold as we could not ascertain when the company could remedy the accounting issues and realize the value of the underlying assets.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                               RUSSELL 2000 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                         Russell 2000
                                                          Loomis Sayles Small Cap Portfolio                 Index
                                                        Class A         Class B        Class E


6 Months                                                     9.4%            9.3%           9.3%                     8.2%

1 Year                                                      16.4%           16.1%          16.2%                    14.6%
5 Years                                                      6.7%            N/A            6.6%                     8.5%
10 Years                                                     9.8%            N/A            N/A                      9.1%
Since Inception                                                --            15.6%           7.2%                       --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.





                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

East West Bancorp, Inc...........................                                                       1.0%

UGI Corp.........................................                                                       1.0%

RBC Bearings, Inc................................                                                       0.8%

Chaparral Steel Co...............................                                                       0.8%

Wright Express Corp..............................                                                       0.8%

Helix Energy Solutions Group, Inc................                                                       0.8%

Universal Compression Holdings, Inc..............                                                       0.8%

CommScope, Inc...................................                                                       0.7%

CARBO Ceramics, Inc..............................                                                       0.7%

PeopleSupport, Inc...............................                                                       0.7%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      20.3%

Industrials....................................                                                      19.9%

Information Technology.........................                                                      19.3%

Consumer Discretionary.........................                                                      12.0%

Health Care....................................                                                       9.2%

Energy.........................................                                                       6.3%

Materials......................................                                                       3.9%

Utilities......................................                                                       2.7%

Consumer Staples...............................                                                       1.2%

Telecommunications.............................                                                       1.2%


Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by Metropolitan Life Insurance Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Russell 2000 Index Portfolio returned 8.2%, compared to its benchmark, the Russell 2000 Index(1), which returned 8.2%. The Portfolio's performance cannot exactly duplicate the Russell 2000 Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
Despite mixed earnings and macroeconomic reports, the Russell 2000 Index closed at an all-time high on May 5 with a year-to-date return of 16.5%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the gains resulting in an 8.2% six-month return. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points since the beginning of the year to a level of 5.3%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half of the year, up approximately 21% from year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

All twelve Russell 2000 sectors experienced positive returns for the first six months of 2006. The financial services sector, the largest sector with a beginning-of-year benchmark weight of 23.4%, was up 9.1%, and had the largest positive impact on the benchmark return. The best-performing sectors on an absolute basis were materials & processing (9.7% beginning weight, up 17.6%); other energy (5.5% beginning weight, up 15.9%); and producer durables (7.5% beginning weight, up 15.3%).

Health care (11.9% beginning weight, up only 0.3%) was the weakest-performing sector and had the smallest positive impact to the benchmark return. The next weakest-performing sectors were consumer discretionary (18.2% beginning weight, up 2.7%) and technology (13.9% beginning weight, up 4.7%).

The stocks with the largest positive impact to the benchmark return during the first six months of 2006 were Hansen Natural, up 141.6%; Jones Lang LaSalle, up 74.4%; and Frontier Oil, up 73.0%. The stocks with the largest negative impact to the benchmark return were Neurocrine Biosciences, down 83.1%; CNET Networks, down 45.7%; and Websense, down 37.4%.

On June 30, 2006 Frank Russell underwent their annual reconstitution. In total, 287 companies were added to the Russell 2000 Index and 267 were deleted. The difference of 20 names is due to IPO additions on a quarterly basis and attrition throughout the period between annual reconstitutions. The post rebalance average market cap of a Russell 2000 constituent is roughly $1 billion. The annual Russell 2000 reconstitution generated approximately 35% turnover.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.



Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                               RUSSELL 2000 INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                         Russell 2000
                                                               Russell 2000 Index Portfolio                 Index
                                                           Class A       Class B       Class E

6 Months                                                        8.2%          8.1%         8.1%                      8.2%

1 Year                                                         14.3%         14.1%        14.2%                     14.6%
5 Years                                                         8.0%          7.8%         8.0%                      8.5%
Since Inception                                                 9.1%          9.1%         8.6%                      9.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

iShares Russell 2000 Index Fund..................                                                       4.8%

Maverick Tube Co.................................                                                       0.2%

Hologic, Inc.....................................                                                       0.2%

RSA Security.....................................                                                       0.2%

Phillips-Van Heusen Corp.........................                                                       0.2%

JetBlue Airways Corp.............................                                                       0.2%

FormFactor, Inc..................................                                                       0.1%

Alexandria Real Estate Equities, Inc. (REIT).....                                                       0.1%

3Com Corp........................................                                                       0.1%

Big Lots, Inc....................................                                                       0.1%








                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financial Services.............................                                                      23.9%

Consumer Discretionary.........................                                                      19.0%

Technology.....................................                                                      13.6%

Health Care....................................                                                      11.6%

Materials & Processing.........................                                                       9.2%

Producer Durables..............................                                                       7.3%

Other Energy...................................                                                       4.8%

Auto & Transportation..........................                                                       4.2%

Utilities......................................                                                       3.9%

Consumer Staples...............................                                                       1.9%


Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 0.2%, compared to its benchmark, the Russell 2000 Growth Index(1), which returned 6.1%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe(2), was 5.3% over the same period.

PORTFOLIO REVIEW
Small-cap growth stocks generally rose in the first half of 2006, but a sharp stock market decline from mid-May to mid-June erased a large portion of their earlier gains. Investor sentiment deteriorated rapidly in mid-May amid concerns that rising inflation would force the Federal Reserve to raise interest rates more than investors had expected, which, in turn, could crimp economic and corporate profit growth. In response, investors became risk averse and shunned traditional growth stocks.

The economy accelerated at the beginning of 2006, but the growth showed signs of moderating in the second quarter. Although inflation has been mostly contained, Federal Reserve officials have increasingly noted that certain measures of inflation are at or above the upper end of their comfort zone. In response, the central bank raised the federal funds target rate in the last six months from 4.25% to 5.25%, a level not seen in five years.

Small-cap shares surpassed their larger peers in the first half, but value stocks did better than growth across all market capitalizations. In the small-cap growth universe, industrials and business services companies did very well, buoyed by the strong economy. Energy and materials stocks also produced excellent returns as some commodity prices reached their highest levels in a generation, though these sectors have relatively low representation in our opportunity set. Most other segments generated moderate gains, but the information technology and health care sectors declined slightly.

The industrials and business services sector contributed the most to the Portfolio's absolute performance. Despite high fuel costs, road and rail stocks did best, particularly trucking company Old Dominion Freight Line, which surged nearly 40% amid increased shipping volume and higher prices. Commercial services and supply companies also did well. On the downside, air freight and logistics company UTi Worldwide, which is not in our Russell benchmark, struggled amid declining profit margins and high fuel costs.

Our consumer discretionary holdings generally produced gains. Education-related companies performed well, as did specialty retailers Zumiez (which sells sports apparel), Gymboree, and Christopher & Banks and Internet and catalog retailers Coldwater Creek and Sportsman's Guide. Media stocks continued to disappoint, and we eliminated several broadcasters as it became clear that the industry was facing significant long-term challenges.

The energy sector also contributed to the Portfolio's performance in absolute terms. Unfortunately, weak stock selection limited our gains. Specifically, owning non-benchmark stocks that fell substantially, such as Patterson-UTI Energy and Bill Barrett, hurt our relative performance. Not owning companies that rose strongly was also disadvantageous.

Information technology stocks generally detracted from our absolute performance, though electronic equipment and instrument companies bucked the negative trend. Makers of computers and peripherals did worst, led by Avid Technology, which tumbled nearly 40% due to weaker-than-expected earnings amid slackening sales. In the communications equipment and semiconductor segments, our lack of exposure to stocks that performed very well and poor performance of various non-benchmark holdings hurt our relative results.

The health care sector detracted the most from the Portfolio's performance in absolute terms and, due to poor stock selection, substantially hurt our relative performance. Most underlying industries declined, led by providers and service companies, particularly Matria Healthcare and Omnicare. Equipment and supply companies contributed substantially to our underperformance, with Aspect Medical Systems and Thoratec among our weakest holdings in the entire Portfolio.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-tobook ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
                            RUSSELL 2000 GROWTH INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                        Russell 2000
                                                   T. Rowe Price Small Cap Growth Portfolio             Growth Index
                                                  Class A           Class B          Class E
6 Months                                                0.2%              0.1%             0.1%                     6.1%

1 Year                                                  9.1%              8.8%             8.9%                    14.6%
5 Years                                                 3.8%              N/A              3.7%                     3.5%
Since Inception                                         5.6%             14.8%             4.0%                     4.9%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -
The Corporate Executive Board Co.................                                                       1.4%

Computer Programs & Systems, Inc.................                                                       1.1%

The Advisory Board Co............................                                                       1.1%

SkyWest, Inc.....................................                                                       1.0%

Ceradyne, Inc....................................                                                       1.0%

Old Dominion Freight Line, Inc...................                                                       0.9%

Hologic, Inc.....................................                                                       0.9%

Kenexa Corp......................................                                                       0.8%

Coldwater Creek, Inc.............................                                                       0.8%

Oshkosh Truck Corp...............................                                                       0.8%







                                   Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Information Technology........................                                                       25.3%

Health Care...................................                                                       19.3%

Industrials...................................                                                       18.0%

Consumer Discretionary........................                                                       16.9%

Energy........................................                                                       10.1%

Financials....................................                                                        6.1%

Consumer Staples..............................                                                        1.5%

Materials.....................................                                                        1.0%

Telecommunications............................                                                        0.8%






Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Managed by Fidelity Management & Research Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the FI International Stock Portfolio returned 5.7%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index(1), which returned 10.2%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe(2), was 9.0% over the same period PORTFOLIO REVIEW Encouraged by better-than-expected corporate earnings and improved economic indicators and undaunted by higher energy prices, equity markets around the world continued to deliver broad-based gains in the first half of the year. During the first quarter of 2006, global economies rallied despite continued interest rate increases, investor concerns about employment growth, and the negative impact of high oil prices on consumer spending. The emerging markets, especially in Latin America, were among the best performing regions, as interest rates there were either reduced or rose more slowly than expected and domestic demand remained strong. European equities also delivered positive returns during the period, largely fueled by strong economic growth--particularly in Germany, a strengthening euro, and increased merger activity. The second quarter was the opposite of the first quarter as global economies sank. The emerging markets, especially in Europe and Latin America, were among the poorest performing regions, as higher U.S. interest rates made riskier foreign stocks less attractive to U.S. investors. Developed markets, such as Japan, also stumbled during the period, largely fueled by concerns of slower economic growth and higher borrowing costs worldwide. In this environment, FI International Stock Portfolio underperformed the MSCI EAFE Index. Astute stock selection within Industrials was the largest contributor to Portfolio performance versus the index, as key out-of-benchmark capital goods-related names were top performers. Favorable stock selection in the Energy sector through key out-of-benchmark oil & gas-related companies also contributed to the relative performance of the Portfolio. Conversely, disappointing stock selection in the Financials arena detracted the most from the Portfolio's relative return, as certain diversified financial stocks suffered declines. Additionally, poor stock selection in the Consumer Discretionary and Materials sectors, as well as an overweighting in the Information Technology arena, further diminished Portfolio returns, most notably in key retail-related names. * The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary. (1) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment. (2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

FI International Stock Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                                 MSCI EAFE INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                           MSCI EAFE
                                                              FI International Stock Portfolio               Index
                                                            Class A       Class B       Class E

6 Months                                                         5.7%          5.6%         5.6%                   10.2%

1 Year                                                          25.7%         25.4%        25.5%                   26.6%
5 Years                                                          7.6%          N/A          7.4%                   10.0%
10 Years                                                         4.2%          N/A          N/A                     6.4%
Since Inception                                                    --          10.8%         5.8%                      --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.





                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------

Roche Holding AG.................................                                                       1.9%

Allianz AG.......................................                                                       1.8%

BP, Plc. (ADR)...................................                                                       1.8%

AXA S.A..........................................                                                       1.8%

Total S.A........................................                                                       1.7%

Novartis AG......................................                                                       1.4%

HSBC Holdings, Plc...............................                                                       1.3%

Sanofi-Aventis (ADR).............................                                                       1.3%

Sumitomo Mitsui Financial Group, Inc.............                                                       1.2%

GlaxoSmithKline, Plc.............................                                                       1.2%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      34.0%

Industrials....................................                                                      13.8%

Information Technology.........................                                                      11.1%

Consumer Discretionary.........................                                                       9.6%

Energy.........................................                                                       9.4%

Health Care....................................                                                       8.4%

Materials......................................                                                       5.9%

Consumer Staples...............................                                                       3.6%

Utilities......................................                                                       2.2%

Telecommunications.............................                                                       1.4%


Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by Metropolitan Life Insurance Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 9.9%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index(1), which returned 10.2%. The Portfolio's performance cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
Despite mixed earnings and macroeconomic reports, the MSCI EAFE Index closed at an all-time high on May 9 with a year-to-date return of 19.1%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the gains, resulting in only a 10.2% six-month return. The weakening U.S. Dollar positively impacted the U.S. investors' MSCI EAFE Index return versus the local currency return by approximately 6.6%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half, up approximately 21% from year-end. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

For the first half of the year, twenty of the twenty-one EAFE countries experienced positive returns. The United Kingdom, which had a beginning-of-year weight of 24.0%, had the largest positive contribution to the index, up 13.8%. The three countries with the largest absolute positive returns were Norway (0.7% beginning weight, up 23.1%); France (9.3% beginning weight, up 17.4%); and Spain (3.7% beginning weight, up 16.5%.) New Zealand (0.2% beginning weight) had the only negative contribution to the index, down 11.3%, but had negligible impact on the Portfolio because of its small weight. Japan (25.7% beginning weight), the largest weight of the index, returned 2.0% for the first two quarters of 2006. Three stocks, AstraZeneca, up 26.8%; HSBC Holdings, up 12.8%; and BP, up 11.5%, had the largest positive impact on the index return during the period. BHP Billiton Limited, up 30.3%, had the highest return for the period, but less impact because of its small weight. The three largest negative impacts came from Softbank Corp., down 46.8%; Telecom Corporation of New Zealand Limited, down 36.3%; and Seven & I Holdings, down 22.5%. * The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary. (1) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.



Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                                 MSCI EAFE INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                           MSCI EAFE
                                                          Morgan Stanley EAFE Index Portfolio                Index
                                                        Class A         Class B         Class E

6 Months                                                     9.9%            9.8%            9.9%                  10.2%

1 Year                                                      26.6%           26.4%           26.5%                  26.6%
5 Years                                                      9.4%            9.1%            9.2%                  10.0%
Since Inception                                              5.9%            5.2%            7.1%                   6.3%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------

iShares MSCI EAFE Index Fund.....................                                                       3.6%

BP, Plc..........................................                                                       1.5%

HSBC Holdings, Plc...............................                                                       1.3%

GlaxoSmithKline, Plc.............................                                                       1.3%

Toyota Motor Corp................................                                                       0.8%

Total S.A........................................                                                       0.8%

Royal Dutch Shell (A Shares).....................                                                       0.9%

Vodafone Group, Plc..............................                                                       0.9%

Nestle S.A.......................................                                                       0.8%

Novartis AG......................................                                                       0.8%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      29.6%

Consumer Discretionary.........................                                                      11.5%

Industrials....................................                                                      10.7%

Materials......................................                                                       8.8%

Energy.........................................                                                       8.1%

Health Care....................................                                                       7.7%

Consumer Staples...............................                                                       7.5%

Information Technology.........................                                                       5.6%

Telecommunications.............................                                                       5.4%

Utilities......................................                                                       5.3%



Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Oppenheimer Global Equity Portfolio returned 3.0%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index(1), which returned 6.1%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe(2), was 5.2% over the same period.

PORTFOLIO REVIEW
The six-month period ended June 30, 2006 was characterized by significant global monetary tightening, as the U.S. and Europe increased interest rates and Japan positioned for possible rate hikes despite 0% inflation. Emerging markets, characteristic producers of commodities, benefited from rising commodity prices; however, liquidity concerns during May and June led to significant declines in their stock prices. Currencies remained relatively stable, with the U.S. dollar appreciating in the market sell-off, though still down for the year-to-date against the Euro. Concerns about oil prices still persisted, as did worries about the decline of housing prices in the U.S. and their consequent impact on consumption.

In contrast, we believe other global indicators supported continued economic growth. Confidence levels in Europe and Japan were fairly high, with consumers and corporations resuming spending after a hiatus of several years. Also, though pockets of weakness were beginning to show, the U.S. consumer continued to drive the current economic expansion.

The stocks in the Portfolio's oil and gas sector outperformed as a whole, with Husky Energy, Inc., a long-standing Canadian oil and gas holding of the Portfolio, being one of the largest contributors to returns in the first half of 2006. Significant contributions to return were also delivered by Transocean, Inc., a provider of offshore contract drilling services for oil and gas wells; Hyundai Heavy Industries Co. Ltd., the world's leading tanker manufacturer in Korea; and Zee Telefilms Ltd., one of the leading television channels in India.

A number of our larger holdings, including Ebay, Inc., Advanced Micro Devices, Inc., and Carnival Corp., which operates Carnival Cruise Lines, had a disappointing half-year as economic concerns, particularly those relating to competition, increased.

We were also finding more opportunities in the U.S., where valuations looked attractive compared to international markets. Wal-Mart Stores, Inc., a recent purchase and the world's largest retailer, was available during the period at approximately 15 times forward earnings, the cheapest valuation in its history. Although the market is concerned about the company's labor practices, Wal-Mart still exhibited an ability to grow earnings faster than GDP, efficient use of capital, great franchise, and availability at a reasonable price.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Morgan Stanley Capital International (MSCI) World(R) Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio



                      A $10,000 INVESTMENT COMPARED TO THE
                                MSCI WORLD INDEX



---------------------------------------------------------------------------------------------------------------------------

                   Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                          MSCI World
                                                         Oppenheimer Global Equity Portfolio                 Index
                                                       Class A         Class B         Class E

6 Months                                                    3.0%            2.9%            2.9%                     6.1%

1 Year                                                     17.6%           17.3%           17.4%                    16.9%
5 Years                                                     7.1%            N/A             7.0%                     5.7%
Since Inception                                             7.8%           14.5%            6.0%                     6.5%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.






                              PORTFOLIO COMPOSITION
                               as of June 30, 2006

                                  Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Telefonaktiebolaget LM Ericsson (Class B)........                                                       3.3%

eBay, Inc........................................                                                       2.2%

Vodafone Group, Plc..............................                                                       2.2%

Sanofi-Aventis...................................                                                       1.8%

Reckitt Benckiser, Plc...........................                                                       1.7%

Hennes & Mauritz AB (Series B)...................                                                       1.6%

Microsoft Corp...................................                                                       1.6%

Royal Bank of Scotland Group, Plc................                                                       1.5%

Advanced Micro Devices, Inc......................                                                       1.4%

Sony Corp........................................                                                       1.3%







                                   Top Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Information Technology.........................                                                      25.4%

Consumer Discretionary.........................                                                      17.9%

Financials.....................................                                                      14.5%

Health Care....................................                                                      12.4%

Industrials....................................                                                       9.3%

Consumer Staples...............................                                                       8.6%

Energy.........................................                                                       6.5%

Telecommunications.............................                                                       4.5%

Utilities......................................                                                       0.5%

Materials......................................                                                       0.4%


Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock Diversified Portfolio returned 0.9%, compared to its benchmark, a blend of the Standard & Poor's 500 Index(1) (60%) and the Lehman Brothers Aggregate Bond Index(2) (40%), which returned 1.4%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe(3), was 2.1% over the same period.

PORTFOLIO REVIEW
For the period ended June 30, 2006, we maintained an allocation of 65% equities and 35% bonds. We continued to hold our moderately overweight allocation in equity, as company earnings continued to be quite solid and capital spending and strong exports in the U.S. have compensated for a slowdown in consumer spending. Equity market valuation is in line with averages over the past 25 years.

The first half of 2006 was a volatile period for domestic equity markets. Although the S&P 500 finished the first half of the year with a modest 2.7% return, there were two distinct themes that dominated headlines within this timeframe. The first was dictated by a continued bullish sentiment that fueled investors' risk appetites, driving all equity indices up for the first four-plus months of the year. However, by mid-May investors became concerned about slowing economic growth and inflation fears, as well as the continuation of the Federal Reserve's interest rate hikes. Equities sold off sharply during late May and June, especially riskier small cap names that had exhibited strong momentum over the last few years. After a 7.5% correction in the S&P 500 from mid-May to mid-June, stock prices stabilized toward the end of June. All in all, the sell-off erased much, but not all, of the S&P 500's gains early in the year.

For the equity portion of the Portfolio, the quantitative model demonstrated little predictive power in the first quarter, and then displayed modestly predictive power during the second quarter. The Earnings Expectation and Valuation factor groups both exhibited predictive power, although the Earnings Expectation factor's strength was more powerful. However, in the second quarter, very poor model performance in the Finance sector, as well as poor performance from several highly ranked individual holdings, led to overall portfolio underperformance in the first half of the year. Overall, the best performing factors were Revisions Up, Book-to-Price and Earnings Surprise. The weakest factor was Forecast Estimate Dispersion.

From a relative return perspective, Health Care and Consumer Non-Cyclicals were the strongest sectors over the first half of 2006. Positions that helped performance included an underweight position in UnitedHealth Group (down 28%) and an overweight position in Archer-Daniels-Midland (up 66%). Unfortunately, this strength was overwhelmed by poor relative performance in the Technology sector over the first half. Also impacting performance was weak second-quarter performance in the Finance sector, as well as several other highly ranked names across the universe that underperformed, despite positive model performance. Positions such as highly ranked Bank of America, Citigroup, and Lehman Brothers hurt relative performance in Finance. In other sectors, highly ranked overweight positions such as Advanced Micro Devices (down 19%), Jabil Circuit (down 31%), Patterson-UTI Energy (down 16%), Louisiana Pacific (down 19%) and Microsoft (down 10%) were a drag on performance.

For the bond portion of the Portfolio, a short duration position relative to its benchmark benefited performance in a rising interest rate environment. During the period, the Portfolio was underweight corporate securities with a bias toward higher quality credits and financials. Security selection within corporate securities was beneficial to performance. Within the Corporate sector, the Portfolio maintained a barbell strategy: overweight both the shorter maturity front-end and longer maturity 30-year issues. The Portfolio reduced its underweight to Mortgage-Backed Securities in the second quarter and security selection within that sector was beneficial to performance. Within the Mortgage sector, the Portfolio favored allocations to collateralized mortgage obligations and hybrid adjustable rate mortgages. The Portfolio maintained an underweight to agency securities. Within this sector, holdings were focused in callable debentures. The Portfolio's high yield and non-dollar allocations contributed to performance over the period. The Portfolio's overweight position to Asset-Backed securities was also a positive contributor. Within this sector the Portfolio maintained holdings concentrated in credit card and home equity issues.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(3) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.



Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio



                                A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE
                                           LEHMAN BROTHERS AGGREGATE BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                                        Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                      Lehman Brothers
                                                                                                      Aggregate Bond
                                   BlackRock Diversified Portfolio                                         Index
                                 Class A       Class B      Class E         S&P 500 Index
6 Months                              0.9%          0.7%        0.8%                    2.7%                         -0.7%

1 Year                                3.6%          3.4%        3.5%                    8.6%                         -0.8%
5 Years                               2.8%          N/A         2.7%                    2.5%                          5.0%
10 Years                              6.5%          N/A         N/A                     8.3%                          6.2%
Since Inception                         --           4.9%        2.2%                      --                             --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                                         PORTFOLIO COMPOSITION as of June 30, 2006

                                                                    Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Federal National Mortgage Association............                                                       9.1%

Federal Home Loan Mortgage Corp..................                                                       2.8%

General Electric Co..............................                                                       2.5%

Citigroup, Inc...................................                                                       1.9%

Federal Home Loan Bank...........................                                                       1.7%

Bank of America Corp.............................                                                       1.6%

Pfizer, Inc......................................                                                       1.5%

Exxon Mobil Corp.................................                                                       1.5%

Chevron Corp.....................................                                                       1.3%

JPMorgan Chase & Co..............................                                                       1.3%







                                                              Top Equity Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financials.....................................                                                      21.4%

Information Technology.........................                                                      16.8%

Health Care....................................                                                      12.1%

Energy.........................................                                                       9.9%

Consumer (non-cyclical)........................                                                       7.9%

                                                        Top Fixed Income Sectors


                                                                                              % of Fixed Income
                                                                                                 Market Value
                                                                                   -----------------------------------------
                                                                                  -

Mortgages.................................                                                      32.7%

Investment Grade Corporate................                                                      21.6%

Commercial Mortgage Backed Securities.....                                                      16.9%

Asset Backed Securities...................                                                      16.5%

U.S. Treasury.............................                                                       5.4%






Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the MFS Total
Return Portfolio returned 1.9%, compared to its benchmark, a blend of the Standard & Poor's 500 Index(1) (60%) and the Lehman Brothers Aggregate Bond
Index ("Lehman Index") (40%)(2), which returned 1.4%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation
Moderate Funds Universe(3), was 1.6% over the same period.

PORTFOLIO REVIEW
Global economies continued to expand during the six-month period ended June 30, 2006. At the same time, fears of accelerating inflation plagued financial markets and prompted central bankers around the world to tighten monetary policy. The Federal Reserve "Fed", which began raising interest rates in June
2004, continued to boost interest rates at a measured pace throughout the six-month period. By the period end on June 30, 2006, the federal funds target rate had climbed to 5.25%. This rise in interest rates led to a decline in most segments of the bond market.

Oil was a wild card throughout the period. The aftermath of last fall's hurricanes, political tensions in the Middle East, supply interruption in Nigeria, and the consideration of sanctions against Iran drove oil prices higher. The price increases put pressure on consumers and businesses around the world by cutting into disposable income, pushing input costs higher, and spurring inflation. In response, central bankers raised interest rates in an effort to maintain growth while keeping inflation in check.

Most major global stock indices rose over the six-month period, despite higher oil prices, faster inflation, and tighter monetary policy. The gains were led by a rise in corporate profits, which continued to grow--albeit at a slower pace than they did in 2004 and 2005. From a valuation standpoint, markets looked solid. Corporate restructuring efforts and structural reforms in many countries continued to create a more stable investment environment. Over the period, international markets dramatically outperformed the U.S. markets, as they have over the past few years.

U.S. stocks fell again in June and the first weeks of July and hit a low in mid-June after the Consumer Price Index, a measure of the average change in prices of goods and services over time, was released. While the Fed's less aggressive stance on future interest-rate moves gave stocks room to recoup some gains later in the month, most stock indices still finished in negative territory. Since the beginning of May through July 14, 2006, the S&P 500 Index had fallen 4.9%, while the Dow Jones Industrial Average(4) was down 4.6%, and the NASDAQ Composite Index(5) was off 11.6%.

CONTRIBUTORS TO PERFORMANCE
Within the equity portion of the Portfolio, the health care, financial services, and retailing sectors boosted performance relative to the Portfolio's benchmark, the S&P 500.

Strong relative performance in the health care sector was primarily driven by stock selection, and was also supported by our decision to underweight this weak-performing sector. Pharmaceutical company Merck was among the Portfolio's top contributors. Our decisions to avoid benchmark constituent UnitedHealth
Group and to underweight biotechnology company Amgen also helped as these stocks trailed performance of the benchmark by a considerable margin.

A strong showing in the financial services and retailing sectors also resulted from security selection. Within the financial services sector, PNC Financial
Services Group was the top relative performer. Not owning the poor-performing insurance company American International Group also proved favorable to results.
In the retailing sector, office products retailer OfficeMax was the largest contributor to relative returns.

Underweighting several stocks in other sectors further strengthened relative performance, including software giant Microsoft (not owned by Portfolio at period-end), semiconductor company Intel, and industrial conglomerate General
Electric. Our decision to invest in drilling rig operator GlobalSantaFe, which is not a constituent of the S&P 500 Index, also bolstered results.

During the reporting period, currency exposure within the equity portion of the Portfolio was a contributor to relative performance. MFS' equity investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our Portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the Portfolio, our overweighted positions in "BBB"- rated securities and our holdings in out of index "BB"- rated securities added to performance relative to the Lehman Index. (The Lehman Index does not include bonds rated lower than "BBB"). Our exposure to Government Agency and Inflation-Linked securities also helped relative returns. Additionally, the Portfolio generated higher yields than the Lehman Index over the period.

DETRACTORS FROM PERFORMANCE
Within the equity portion of the Portfolio, stock selection in the basic materials and energy sectors detracted from performance relative to the S&P 500
Index. In basic materials, packaging manufacturer Owens-Illinois and newsprint maker Bowater (neither of which is a constituent of the Index) were among the Portfolio's top detractors. In energy, not owning strong-performing oil field services company Schlumberger and our underweighted positions in integrated oil and gas company ExxonMobil held back relative returns.

Elsewhere, global telecom equipment company and non-index constituent Nortel
Networks, network security software company Symantec, software developer
Compuware, global communications company Sprint Nextel, and pharmaceutical company Wyeth dampened results. Not holding communications service provider
BellSouth also detracted as it outperformed the S&P 500 Index.

Within the fixed income portion of the Portfolio, our positions in long-maturity corporate issues held back returns relative to the Lehman Index.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions.
Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) Lehman Brothers(R) Aggregate Bond Index includes most obligations of the
U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(3) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(4) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally regarded to the leade Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately
$944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million. Direct investment in the Index is not possible.

(5) NASDAQ Composite Index is a market-weighted index of all common stocks traded over-the-counter that are included in the NASDAQ quotation system. It excludes those listed on an exchange and those with only one market maker. It is an index of predominantly smaller capitalization companies. This is a total return index with dividends reinvested, as calculated by Wilshire Associates.
Direct investment in the Index is not possible.





Metropolitan Series Fund, Inc.

MFS Total Return Portfolio



                                           A $10,000 INVESTMENT COMPARED TO THE
                                S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                                        Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                             S&P 500               Lehman Brothers
                                MFS Total Return Portfolio                    Index              Aggregate Bond Index
                     Class A       Class B       Class E      Class F

6 Months                  1.9%          1.8%         1.8%         N/A               2.7%                            -0.7%

1 Year                    4.2%          3.9%         4.0%         N/A               8.6%                            -0.8%
5 Years                   5.1%          N/A          N/A          N/A               2.5%                             5.0%
10 Years                  8.2%          N/A          N/A          N/A               8.3%                             6.2%
Since Inception             --           5.5%         6.2%        -1.8%                --                                --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87,
5/1/02, 4/26/04 and 5/1/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                                                           PORTFOLIO COMPOSITION
                                                             as of June 30, 2006

                                                                    Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Federal National Mortgage Association............                                                     10.80%

United States Treasury Notes.....................                                                     10.70%
Bank of America Corp.............................                                                      2.60%
Federal Home Loan Bank...........................                                                      2.50%
Merck & Co., Inc.................................                                                      1.50%

Federal Home Loan Mortgage Corp..................                                                      1.40%

Wyeth Pharmaceuticals............................                                                      1.40%

JPMorgan Chase & Co..............................                                                      1.30%

United States Treasury Bonds.....................                                                      1.30%

Sprint Nextel Corp...............................                                                      1.30%







                                                              Top Equity Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Financial Services.............................                                                      26.5%

Energy.........................................                                                      11.5%

Utilities......................................                                                      11.0%

Health Care....................................                                                       9.2%

Information Technology.........................                                                       8.5%

                                                        Top Fixed Income Sectors


                                                                                              % of Fixed Income
                                                                                                 Market Value
                                                                                   -----------------------------------------
                                                                                  -

Mortgage Backed Securities................                                                      34.9%

Government................................                                                      31.7%

Corporate.................................                                                      19.7%

Agency....................................                                                       5.7%

Commercial Mortgage Backed Securities.....                                                       4.9%






Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock Bond
Income Portfolio returned -0.3%, compared to its benchmark, the Lehman Brothers
Aggregate Bond Index(1), which returned -0.7%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds
Universe(2), was -0.7% over the same period.

PORTFOLIO REVIEW
During the six-month period ended June 30, 2006, the Federal Open Market
Committee (FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in four consecutive 25 basis point increments at each of their scheduled meetings in the first half of the year. These actions, combined with thirteen previous increases of identical amounts orchestrated over the past two years, brought the target to its period-end level of 5.25%. The FOMC stated that it believes that economic growth is moderating due to a cooling of the housing market and the lagged effects of increases in interest rates and energy prices. That being said, the Committee also noted that core inflation readings have been elevated in recent months and some inflation risks remain.

As the Fed continued to focus on inflation risk, bond investors were implementing significant risk reduction in the second quarter of 2006. April saw the continuation of the first quarter's excess returns for the major spread sectors, but during both May and June, the Lehman Agency, Credit, Asset Backed
Securities (ABS), Mortgage Backed Securities (MBS), Commercial Mortgage Backed
Securities (CMBS), High Yield, and Emerging Market Indices all underperformed duration-adjusted Treasury Securities. This flight to quality subsided following the FOMC's late June statement announcing a bias to pause further rate hikes, and spreads tightened over the second quarter's last two days.

The U.S. dollar decline we saw at the end of the first quarter accelerated through the first two months of the second quarter. Stronger central bank language and improving economic indicators out of both Japan and the Euro-zone continued to fuel this decline, as did growing concern that the FOMC would pause or even ease (lower interest rates) in the near future. As a result, the U.S.
dollar posted its biggest quarterly loss since 2004.

The Portfolio's short duration position relative to its benchmark benefited relative performance in a rising interest rates environment. During the period, the Portfolio was underweight in the Corporate Bond sector with a bias toward higher quality credits and financials. Security selection within corporate securities was beneficial to performance. Within Corporates, the Portfolio maintained a barbell strategy, overweighting both short-term bonds and longer maturity, 30-year issues. The Portfolio reduced its underweight to Mortgage-Backed Securities in the second quarter and security selection in that sector was beneficial to performance. Within the Mortgage sector, the Portfolio favored allocations to collateralized mortgage obligations and hybrid adjustable rate mortgages. The Portfolio maintained an underweight to Agencies. Within this sector, holdings were focused in callable debentures. The Portfolio's High Yield and Non-Dollar bond allocations contributed to performance over the period. The
Portfolio's overweight position to Asset-Backed Securities was a positive contributor. Within this sector, the Portfolio maintained holdings concentrated in credit card and home equity issues.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions.
Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) Lehman Brothers(R) Aggregate Bond Index includes most obligations of the
U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.






Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio



                                           A $10,000 INVESTMENT COMPARED TO THE
                                           LEHMAN BROTHERS AGGREGATE BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                                        Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                   Lehman Brothers
                                                   BlackRock Bond Income Portfolio              Aggregate Bond Index
                                                Class A        Class B        Class E

6 Months                                           -0.3%          -0.5%          -0.4%                             -0.7%

1 Year                                             -0.2%          -0.5%          -0.3%                             -0.8%
5 Years                                             5.1%           4.8%           N/A                               5.0%
10 Years                                            6.3%           N/A            N/A                               6.2%
Since Inception                                       --            4.8%           4.4%                                --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                                         PORTFOLIO COMPOSITION as of June 30, 2006

                                                                    Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Federal National Mortgage Association............                                                      24.2%

United States Treasury Notes.....................                                                       8.3%

Federal Home Loan Mortgage Corp..................                                                       5.2%

Federal Home Loan Bank...........................                                                       1.8%

Ford Credit Auto Owner Trust.....................                                                       1.6%

Citigroup, Inc...................................                                                       1.4%

General Electric Co..............................                                                       1.4%

GMAC Commercial Mortgage Services................                                                       1.3%

Government National Mortgage Association.........                                                       1.2%

CWABS, Inc.......................................                                                       0.8%







                                                                     Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Mortgages.....................................                                                       31.1%

Investment Grade Corporate....................                                                       20.4%

Asset Backed Securities.......................                                                       15.0%

Commercial Mortgage Backed Securities.........                                                       14.1%

U.S. Treasury.................................                                                       12.2%

Agencies......................................                                                        5.0%

High Yield Corporate..........................                                                        2.1%





Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by Metropolitan Life Insurance Company
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Lehman
Brothers Aggregate Bond Index Portfolio returned -0.8%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index(1), which returned -0.7% over the same period.

PORTFOLIO REVIEW
Interest rate volatility was high during the six-month period ending June 30, 2006. Interest rates were up an average of 0.77% along the yield curve. This was the result of the Federal Reserve raising interest rates four times, by 0.25% each time, during the period. At June 30, 2006, the Fed Funds rate was 5.25%.
The 2-year Treasury finished at 5.15% (up from 4.40% at the end of 2005), and the 30-year Treasury finished at 5.19% (up from 4.54% at year-end).
Additionally, the yield curve was flatter by 0.10% (from the 2 - 30 year treasury) at the end of June compared to the end of December. The six-month period contained some noteworthy events: January saw the change in Fed
Chairmanship, as Ben Bernanke assumed the post following the departure of Alan
Greenspan; and February marked the reintroduction of the 30-year Treasury Bond.

The CMBS (Commercial Mortgage Backed Security) sector was the top performer on an excess return basis (excess return is a bond's return over that of a comparable duration Treasury). CMBS spreads were relatively tight, in spite of the strong supply in the primary CMBS market for the first half of 2006.
Year-to-date issuance at the end of June surpassed the issuance posted for the first half of 2005.

The MBS (Mortgage Backed Securities) sector lost ground in the second quarter due to interest rate volatility and spread widening, after posting its strongest quarterly excess return since 2002 in the first quarter. However, the sector ended the half-year term with an excess return of 0.31%, the second strongest performer for the period.

With increased merger and acquisition activity, growing inflation concerns, and Fed tightenings, investors seemed uncertain, and thus the Corporate sector struggled. For the first half of 2006, the sector ranked as the second weakest performing sector on an excess return basis.

While the Government-Related sector reported the weakest excess return for the first half of 2006, the excess return results among its sub-sectors were mixed.
The Agency sub-sector was the strongest performer on an excess return basis within the sector (0.22% versus 0.04% for Local Authorities, -0.17% for Supranationals, and -0.44% for Sovereigns). Sovereigns faltered because of the volatile performance of Mexico, whose debt widened amid the whirlwind of a presidential election and weakness in the international equity markets.

Effective April 1, Lehman Brothers added a new Health Insurance sub-sector to its family of indices. As a result, 26 U.S. dollar-denominated corporate bonds moved from the Healthcare sub-sector within Industrial (Consumer Non-Cyclical) to a new Health Insurance sub-sector within Financial Institutions (Insurance).
The Healthcare sub-sector still resides in Industrial (Consumer Non-Cyclical).


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions.
Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) Lehman Brothers(R) Aggregate Bond Index includes most obligations of the
U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.





Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

                                           A $10,000 INVESTMENT COMPARED TO THE
                                           LEHMAN BROTHERS AGGREGATE BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                                        Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                     Lehman Brothers
                                                                                                        Aggregate
                                         Lehman Brothers Aggregate Bond Index Portfolio                 Bond Index
                                         Class A            Class B             Class E

6 Months                                       -0.8%              -1.0%               -1.0%                         -0.7%

1 Year                                         -1.1%              -1.4%               -1.2%                         -0.8%
5 Years                                         4.6%               4.3%                4.5%                          5.0%
Since Inception                                 4.9%               4.3%                4.5%                          5.4%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index inception date is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                                                           PORTFOLIO COMPOSITION
                                                             as of June 30, 2006

                                                                    Top Holdings


                                                                                                          % of Total
                                                                                                          Net Assets
                                                                                                   -------------------------
                                                                                                  -

Federal National Mortgage Association............                                                        22.6%

United States Treasury Notes.....................                                                        18.5%

Federal Home Loan Mortgage Corp..................                                                        12.9%

Federal Home Loan Bank...........................                                                         7.4%

United States Treasury Bonds.....................                                                         5.4%

Government National Mortgage Association.........                                                         3.3%

JPMorgan Chase Commercial Mortgage Securities Corp.                                                       0.9%

Republic of Italy................................                                                         0.9%

United Mexican States............................                                                         0.7%

Sprint Capital Corp..............................                                                         0.6%







                                                                     Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Mortgage Backed Securities....................                                                       34.6%

U.S. Treasury.................................                                                       24.1%

Government Related............................                                                       15.2%

Industrials...................................                                                        9.0%

Finance.......................................                                                        8.4%

Commercial Mortgage Backed Securities.........                                                        4.3%

Utility.......................................                                                        2.1%

Asset Backed Securities.......................                                                        1.2%





Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Managed by Western Asset Management Company
Portfolio Manager Commentary*


On May 1, 2006, the Western Asset Management High Yield Bond Portfolio succeeded to the operations of the predecessor fund, the Travelers High Yield Bond Trust.
On that same date, MetLife Advisers, LLC succeeded Travelers Asset Management
International Company, LLC as the Portfolio's adviser and Western Asset
Management Company became the Portfolio's subadviser.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Western Asset
Management High Yield Bond Portfolio returned 1.8%, compared to its benchmark, the Credit Suisse First Boston High Yield Index(1), which returned 3.5%. The average return of its peer group, the Lipper Variable Insurance Products High
Yield Funds Universe(2), was 2.4% over the same period.

PORTFOLIO REVIEW
Interest rates moved broadly higher across the yield curve during the period, driven by a tighter-than-expected Federal Reserve, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points (bps) at each of its four meetings, exceeding the market's expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with growth of over 5% in the first quarter. Headline inflation (including food and energy) registered within the range of 3% to 4%, core inflation also drifted slightly higher, and TIPS' (Treasury Inflation Protection Securities) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations and federal and state tax revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle.
Mortgage rates have risen about 55 bps so far this year, and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker's
Association Index of new mortgage applications has fallen almost 20%, and refinancing activity has dropped about 50% from last summer's highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profit growth. Mortgage spreads were also relatively stable as volatility remained low.

The high-yield sector's performance was driven in large part by lower quality issuers. For example, BB rated issuers returned 1.87%, B rated issuers returned
2.90% and CCC issuers returned 6.64%. The Portfolio's higher quality bias was the major reason for underperforming its benchmark. The Portfolio had an average quality of B1/BB- when it transitioned to Western Asset on March 31, 2006. As part of the transition, Western Asset sold a number of higher quality issues to the extent that by the end of June the average quality was B2/B. Transaction costs associated with transitioning the Portfolio from the prior manager to Western Asset was the other major source of underperformance.

During the period, the Portfolio increased exposure to Aerospace/Defense and Home Building as valuations in these industries became attractive. In
Aerospace/Defense the manager increased exposure to L-3 Communications and BE
Aerospace. Home Building exposure was increased by taking new positions in U.S.
Concrete and Jacuzzi Brands. During the second quarter, the Portfolio's 5% position in cash was used to increase exposure to the Energy and Transportation sectors. The manager also believed that valuations in the Shipping sector were attractive and added exposure in that area. Finally, the Portfolio held a position in a high yield index product that was later sold. Approximately 1.00% of the proceeds were used to take exposure in the Emerging Market Debt sector.
Issue selection aided relative performance for the period. For example, the Portfolio was overweight GM, Charter, and Ford (3 of the top 4 performers for the period), which returned 12.52%, 9.72%, and 8.58% respectively.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions.
Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Credit Suisse First BostonTM High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.
Results assume the reinvestment of all capital gain and dividend distributions.
An investment cannot be made directly into an index.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.





Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

                                           A $10,000 INVESTMENT COMPARED TO THE
                                     CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                                        Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                                  Credit Suisse First
                                                              Western Asset Management             Boston High Yield
                                                              High Yield Bond Portfolio               Bond Index
                                                                         Class A

6 Months                                                                          1.8%                             3.5%

1 Year                                                                            3.1%                             5.0%
5 Years                                                                           9.2%                             9.7%
10 Years                                                                          8.9%                             7.1%
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                                                           PORTFOLIO COMPOSITION
                                                             as of June 30, 2006

                                                                    Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

General Motors Acceptance Corp...................                                                       3.1%

Ford Motor Co....................................                                                       2.7%

Tenet Healthcare Corp............................                                                       1.7%

General Motors Corp..............................                                                       1.7%

Chesapeake Energy Corp...........................                                                       1.5%

Houghton Mifflin Co..............................                                                       1.4%

Ford Motor Credit Co.............................                                                       1.3%

R.H. Donnelley Corp. (144A)......................                                                       1.3%

EchoStar DBS Corp................................                                                       1.3%

NRG Energy, Inc..................................                                                       1.2%







                                                                     Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

U.S. High Yield...............................                                                       96.0%

U.S. Investment Grade.........................                                                        1.7%

Emerging Market...............................                                                        1.3%

Non U.S. Investment Grade.....................                                                        0.3%





Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio (formerly Salomon Brothers Strategic Bond Opportunities
Portfolio)

Managed by Western Asset Management Company
Portfolio Manager Commentary*


On May 1, 2006, Western Asset Management Company succeeded Salomon Brothers
Asset Management Inc as the subadviser of the Portfolio, and the Portfolio's name was changed from Salomon Brothers Strategic Bond Opportunities Portfolio to
Western Asset Management Strategic Bond Opportunities Portfolio.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Western Asset
Management Strategic Bond Opportunities Portfolio returned -0.5%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index(1), which returned
-0.7%. The average return of its peer group, the Lipper Variable Insurance
Products General Bond Funds Universe(2), was 0.1% over the same period.

PORTFOLIO REVIEW
Interest rates moved broadly higher across the yield curve during the period, driven by a tighter-than-expected Federal Reserve, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points (bps) at each of its four meetings, exceeding the market's expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter, with growth of over 5% in the first quarter. Headline inflation (including food and energy) registered within the range of 3% to 4%, core inflation also drifted slightly higher, and TIPS' (Treasury Inflation Protection Securities) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations and federal and state tax revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle.
Mortgage rates have risen about 55 bps so far this year, and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker's
Association Index of new mortgage applications has fallen almost 20%, and refinancing activity has dropped about 50% from last summer's highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profit growth. Mortgage spreads were also relatively stable as volatility remained low.

An underweight (shorter) duration position benefited during the beginning of the period, but a shift to an overweight (longer) duration posture suffered as yields continued to rise and mitigated much of the earlier gains. A heavier exposure to short rates detracted from performance on the margin as the front end of the yield curve shifted up more than the long end as the curve flattened.
A moderate exposure to corporate bonds was a small benefit, but advantageous issue selection and an emphasis on lower quality corporate bonds contributed significantly to relative performance. An overweight to the mortgage-backed sector was, on net, a small positive mainly through the collection of higher yields compared to Treasuries. Emerging market debt (EMD) performed extremely well in the first half of the period, but corrected later in the period. The
Portfolio's overall performance was enhanced by a paring back of exposure to EMD following spread tightening in that sector. Inflation expectations picked up over the period and a modest exposure to TIPS benefited the Portfolio.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions.
Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) Lehman Brothers(R) Aggregate Bond Index includes most obligations of the
U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.





Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio



                                           A $10,000 INVESTMENT COMPARED TO THE
                                           LEHMAN BROTHERS AGGREGATE BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                                        Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                    Western Asset Management                       Lehman Brothers
                                             Strategic Bond Opportunities Portfolio             Aggregate Bond Index
                                            Class A          Class B         Class E

6 Months                                         -0.5%           -0.6%            -0.6%                            -0.7%

1 Year                                            0.2%           -0.1%             0.1%                            -0.8%
5 Years                                           6.8%            N/A              6.7%                             5.0%
10 Years                                          6.8%            N/A              N/A                              6.2%
Since Inception                                     --             7.6%             6.6%                               --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94,
7/30/02 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                                                           PORTFOLIO COMPOSITION
                                                             as of June 30, 2006

                                                                    Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Federal National Mortgage Association............                                                      36.6%

Government National Mortgage Association.........                                                       6.2%

U.S. Treasury Notes..............................                                                       6.0%

Washington Mutual, Inc...........................                                                       3.6%

U.S. Treasury Bonds..............................                                                       3.0%

GSAMP Trust......................................                                                       2.0%

General Motors Acceptance Corp...................                                                       2.0%

U.S. Treasury Inflation Indexed Bonds............                                                       1.9%

GMAC Mortgage Corp. Loan Trust...................                                                       1.9%

SLM Student Loan Trust...........................                                                       1.9%








                                                                     Top Sectors


                                                                                                          % of
                                                                                                      Market Value
                                                                                             -------------------------------
                                                                                            -

Real Estate Mortgage Backed Securities.........                                                      52.6%

U.S. Investment Grade..........................                                                      15.7%

U.S. High Yield................................                                                      15.0%

Treasury.......................................                                                      11.0%

Commercial Mortgage Backed Securities..........                                                       1.9%

Emerging Market................................                                                       1.3%

Agency.........................................                                                       0.7%

Asset Backed Securities........................                                                       0.1%

Equity.........................................                                                       0.1%





Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio (formerly Salomon Brothers U.S. Government Portfolio)

Managed by Western Asset Management Company
Portfolio Manager Commentary*


On May 1, 2006, Western Asset Management Company ("Western Asset") succeeded Salomon Brothers Asset Management Inc as the subadviser of the Portfolio, and the Portfolio's name was changed from Salomon Brothers U.S. Government Portfolio to
Western Asset Management U.S. Government Portfolio.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the Western Asset
Management U.S. Government Portfolio returned -0.2%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index(1), which returned 0.0%.
The average return of its peer group, a universe of twenty-two (22) short-term and intermediate term mutual and variable funds tracked by Morningstar, was -0.2% over the same period.

PORTFOLIO REVIEW
Interest rates moved broadly higher across the yield curve during the period, driven by a tighter-than-expected Federal Reserve, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points (bps) at each of its four meetings, exceeding the market's expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter, with growth of over 5% in the first quarter. Headline inflation (including food and energy) registered within the range of 3% to 4%, core inflation also drifted slightly higher, and TIPS' (Treasury Inflation Protection Securities) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations and federal and state tax revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle.
Mortgage rates have risen about 55 bps so far this year and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker's Association
Index of new mortgage applications has fallen almost 20% and refinancing activity has dropped about 50% from last summer's highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profit growth. Mortgage spreads were also relatively stable as volatility remained low.

An overweight (longer) duration position for much of the period detracted from performance as yields rose. However, a heavier exposure to longer-term interest rates benefited the Portfolio as short rates rose more than long rates. A substantial overweight to the mortgage-backed and asset-backed sectors benefited the Portfolio because of the higher yield these bonds offer compared to Treasuries. Further, a preference for FNMA (Federal National Mortgage
Association) sponsored issues over GNMA (Government National Mortgage
Association) sponsored issues was an advantage as the former significantly outperformed the latter within the mortgage-backed sector.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions.
Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) The Lehman Brothers Intermediate Government Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.





Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio



                                           A $10,000 INVESTMENT COMPARED TO THE
                                  LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX



---------------------------------------------------------------------------------------------------------------------------

                                        Average Annual Returns as of June 30, 2006
---------------------------------------------------------------------------------------------------------------------------


                                                                                            Lehman Brothers Intermediate
                                 Western Asset Management U.S. Government Portfolio          U.S. Government Bond Index
                                  Class A             Class B              Class E

6 Months                                -0.2%                -0.3%               -0.4%                               0.0%

1 Year                                  -0.2%                -0.4%               -0.4%                               0.1%
5 Years                                  3.6%                 N/A                 3.4%                               4.1%
10 Years                                 5.2%                 N/A                 N/A                                5.5%
Since Inception                            --                  2.3%                3.4%                                 --
---------------------------------------------------------------------------------------------------------------------------


Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94,
7/30/02 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                                                           PORTFOLIO COMPOSITION
                                                             as of June 30, 2006

                                                                    Top Holdings


                                                                                                         % of Total
                                                                                                         Net Assets
                                                                                                 ---------------------------
                                                                                                -

Federal National Mortgage Association............                                                      45.9%

U.S. Treasury Notes..............................                                                      12.4%

Government National Mortgage Association.........                                                       8.7%

U.S. Treasury Bonds..............................                                                       3.6%

Morgan Stanley Mortgage Loan Trust...............                                                       2.8%

Countrywide Alternative Loan Trust...............                                                       2.0%

Federal Home Loan Mortgage Corp..................                                                       1.9%

Federal Home Loan Bank...........................                                                       1.2%

JPMorgan Commercial Mortgage Finance Corp........                                                       1.1%

Financing Corp. (FICO) Strips....................                                                       1.0%







                                                                     Top Sectors


                                                                                                         % of
                                                                                                     Market Value
                                                                                            --------------------------------
                                                                                           -

Mortgage......................................                                                       66.1%

Treasury......................................                                                       16.2%

Asset Backed Securities.......................                                                        8.4%

Agency........................................                                                        3.0%

Commercial Mortgage Backed Securities.........                                                        2.1%

Cash/Other....................................                                                        4.2%





Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2006, the Class A shares of the BlackRock
Money Market Portfolio returned 2.2%; the Class B shares returned 2.1%; and the
Class E shares returned 2.1%. The average return of its peer group, the Lipper
Variable Insurance Products Money Market Funds Universe(1), was 2.1% over the same period.

PORTFOLIO REVIEW
During the six-month period ended June 30, 2006, the Federal Open Market
Committee (FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in four consecutive 25 basis point increments at each of their scheduled meetings in the first half of the year. These actions, combined with thirteen previous increases of identical amounts orchestrated over the past two years, brought the target to 5.25% by the end of the period. The FOMC stated that it believes that economic growth is moderating due to a cooling of the housing market and the lagged effects of increases in interest rates and energy prices. That being said, the Committee noted that core inflation readings have been elevated in recent months and some inflation risks remain. The money market yield curve shifted up and flattened slightly during the six-month period. Specifically, the spread between the one-month and twelve-month London Interbank Offered Rate
(LIBOR) stood at 36 basis points at June 30, while Fed Funds futures contracts were indicating a terminal target rate of between 5.50-5.75% over the next six months.

The Portfolio assumed a relatively defensive posture during the semi-annual period, as the majority of money market securities purchased bore maturity dates at or prior to the next two to three FOMC meetings. The strategy employed maintained the Portfolio maturity in the 30-55 day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates.
Such investments typically offered a 5-25 basis point yield premium over the applicable federal funds target rate. As of June 30, 2006, we believe that the Portfolio was well positioned for higher short-term rates with 92% of the Portfolio maturing within 90 days.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions.
Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

(1) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service. The Portfolio is neither insured nor guaranteed by the U.S. Government.
The Portfolio seeks but cannot assure a stable share price of $100.00.
Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.







Metropolitan Series Fund, Inc.

Shareholder Expense Example (Unaudited)


As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars)
(referred to as "expenses") of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 through June 30, 2006.

Actual Expenses

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan.
Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.








                                                 Annualized                              Ending
                                                  Expense                             Account Value       Expenses paid
                                                   Ratio            Beginning           June 30,          during period*
                                              -----------------   Account Value           2006           January 1, 2006
                                                                    January 1,      ------------------          to
Portfolio                                                              2006                               June 30, 2006
----------------------------------           -                 ---------------------                  ----------------------
                                                                         1,000.00                                     4.00
BlackRock Aggressive Growth--Class
   A..............................Actual                0.80%  $                   $         1,018.30 $
                                  Hypothetical          0.80%  $         1,000.00  $         1,020.77 $               4.01

                                                                         1,000.00                                     5.25
BlackRock Aggressive Growth--Class
   B..............................Actual                1.05%  $                   $         1,016.80 $
                                  Hypothetical          1.05%  $         1,000.00  $         1,019.52 $               5.26

                                                                         1,000.00                                     1.46
BlackRock Aggressive Growth--Class
   D(a)...........................Actual                0.90%  $                   $           943.80 $
                                  Hypothetical          0.90%  $         1,000.00  $         1,006.85 $               1.51

                                                                         1,000.00                                     4.75
BlackRock Aggressive Growth--Class
   E..............................Actual                0.95%  $                   $         1,017.50 $
                                  Hypothetical          0.95%  $         1,000.00  $         1,020.02 $               4.76

                                                                         1,000.00                                     2.33
BlackRock Bond Income--Class A.....Actual                0.47%  $                   $           996.90 $
                                  Hypothetical          0.47%  $         1,000.00  $         1,022.43 $               2.36

                                                                         1,000.00                                     3.56
BlackRock Bond Income--Class B.....Actual                0.72%  $                   $           995.50 $
                                  Hypothetical          0.72%  $         1,000.00  $         1,021.18 $               3.61

                                                                         1,000.00                                     3.07
BlackRock Bond Income--Class E.....Actual                0.62%  $                   $           996.20 $
                                  Hypothetical          0.62%  $         1,000.00  $         1,021.68 $               3.11

                                                                         1,000.00                                     2.59
BlackRock Diversified--Class A.....Actual                0.52%  $                   $         1,008.70 $
                                  Hypothetical          0.52%  $         1,000.00  $         1,022.18 $               2.61

                                                                         1,000.00                                     3.83
BlackRock Diversified--Class B.....Actual                0.77%  $                   $         1,007.40 $
                                  Hypothetical          0.77%  $         1,000.00  $         1,020.92 $               3.86

                                                                         1,000.00                                     3.34
BlackRock Diversified--Class E.....Actual                0.67%  $                   $         1,007.80 $
                                  Hypothetical          0.67%  $         1,000.00  $         1,021.43 $               3.36

                                                                         1,000.00                                     2.80
BlackRock Investment Trust--Class AActual                0.56%  $                   $         1,015.40 $
                                  Hypothetical          0.56%  $         1,000.00  $         1,021.98 $               2.81

                                                                         1,000.00                                     4.05
BlackRock Investment Trust--Class BActual                0.81%  $                   $         1,014.30 $
                                  Hypothetical          0.81%  $         1,000.00  $         1,020.72 $               4.06







Metropolitan Series Fund, Inc.

Shareholder Expense Example--(Unaudited)(Continued)



                                                 Annualized                              Ending
                                                  Expense                             Account Value       Expenses paid
                                                   Ratio            Beginning           June 30,          during period*
                                              -----------------   Account Value           2006           January 1, 2006
                                                                    January 1,      ------------------          to
Portfolio                                                              2006                               June 30, 2006
----------------------------------           -                 ---------------------                  ----------------------
                                                                         1,000.00                                     3.55
BlackRock Investment Trust--Class EActual                0.71%  $                   $         1,014.50 $
                                  Hypothetical          0.71%  $         1,000.00  $         1,021.23 $               3.56

                                                                         1,000.00                                     3.98
BlackRock Legacy Large Cap
   Growth--Class A.................Actual                0.81%  $                   $           979.90 $
                                  Hypothetical          0.81%  $         1,000.00  $         1,020.72 $               4.06

                                                                         1,000.00                                     5.20
BlackRock Legacy Large Cap
   Growth--Class B.................Actual                1.06%  $                   $           978.90 $
                                  Hypothetical          1.06%  $         1,000.00  $         1,019.47 $               5.31

                                                                         1,000.00                                     4.71
BlackRock Legacy Large Cap
   Growth--Class E.................Actual                0.96%  $                   $           979.50 $
                                  Hypothetical          0.96%  $         1,000.00  $         1,019.97 $               4.81

                                                                         1,000.00                                     4.33
BlackRock Large Cap Value--Class A.Actual                0.85%  $                   $         1,054.10 $
                                  Hypothetical          0.85%  $         1,000.00  $         1,020.52 $               4.26

                                                                         1,000.00                                     5.60
BlackRock Large Cap Value--Class B.Actual                1.10%  $                   $         1,053.50 $
                                  Hypothetical          1.10%  $         1,000.00  $         1,019.27 $               5.51

                                                                         1,000.00                                     5.09
BlackRock Large Cap Value--Class E.Actual                1.00%  $                   $         1,054.40 $
                                  Hypothetical          1.00%  $         1,000.00  $         1,019.77 $               5.01

                                                                         1,000.00                                     1.86
BlackRock Money Market--Class A....Actual                0.37%  $                   $         1,022.10 $
                                  Hypothetical          0.37%  $         1,000.00  $         1,022.93 $               1.86

                                                                         1,000.00                                     3.11
BlackRock Money Market--Class B....Actual                0.62%  $                   $         1,020.90 $
                                  Hypothetical          0.62%  $         1,000.00  $         1,021.68 $               3.11

                                                                         1,000.00                                     2.61
BlackRock Money Market--Class E....Actual                0.52%  $                   $         1,021.40 $
                                  Hypothetical          0.52%  $         1,000.00  $         1,022.18 $               2.61

                                                                         1,000.00                                     4.59
BlackRock Strategic Value--Class A.Actual                0.90%  $                   $         1,056.10 $
                                  Hypothetical          0.90%  $         1,000.00  $         1,020.27 $               4.51

                                                                         1,000.00                                     5.86
BlackRock Strategic Value--Class B.Actual                1.15%  $                   $         1,054.70 $
                                  Hypothetical          1.15%  $         1,000.00  $         1,019.02 $               5.76

                                                                         1,000.00                                     5.35
BlackRock Strategic Value--Class E.Actual                1.05%  $                   $         1,055.60 $
                                  Hypothetical          1.05%  $         1,000.00  $         1,019.52 $               5.26

                                                                         1,000.00                                     3.71
Capital Guardian U.S.
   Equity--Class A.................Actual                0.74%  $                   $         1,020.90 $
                                  Hypothetical          0.74%  $         1,000.00  $         1,021.07 $               3.71

                                                                         1,000.00                                     4.96
Capital Guardian U.S.
   Equity--Class B.................Actual                0.99%  $                   $         1,019.50 $
                                  Hypothetical          0.99%  $         1,000.00  $         1,019.82 $               4.96

                                                                         1,000.00                                     3.82
Davis Venture Value--Class A.......Actual                0.76%  $                   $         1,029.30 $
                                  Hypothetical          0.76%  $         1,000.00  $         1,020.97 $               3.81

                                                                         1,000.00                                     5.08
Davis Venture Value--Class B.......Actual                1.01%  $                   $         1,028.20 $
                                  Hypothetical          1.01%  $         1,000.00  $         1,019.72 $               5.06

                                                                         1,000.00                                     4.58
Davis Venture Value--Class E.......Actual                0.91%  $                   $         1,028.50 $
                                  Hypothetical          0.91%  $         1,000.00  $         1,020.22 $               4.56

                                                                         1,000.00                                     5.41
FI International Stock--Class A....Actual                1.06%  $                   $         1,056.60 $
                                  Hypothetical          1.06%  $         1,000.00  $         1,019.47 $               5.31

                                                                         1,000.00                                     6.68
FI International Stock--Class B....Actual                1.31%  $                   $         1,055.90 $
                                  Hypothetical          1.31%  $         1,000.00  $         1,018.21 $               6.56

                                                                         1,000.00                                     6.17
FI International Stock--Class E....Actual                1.21%  $                   $         1,055.80 $
                                  Hypothetical          1.21%  $         1,000.00  $         1,018.72 $               6.06

                                                                         1,000.00                                     4.12
FI Large Cap--Class A(b)...........Actual                0.84%  $                   $           975.80 $
                                  Hypothetical          0.84%  $         1,000.00  $         1,024.79 $               4.22

                                                                         1,000.00                                     1.77
FI Large Cap--Class B(a)(b)........Actual                1.09%  $                   $           942.10 $
                                  Hypothetical          1.09%  $         1,000.00  $         1,006.53 $               1.83

                                                                         1,000.00                                     1.61
FI Large Cap--Class E(a)(b)........Actual                0.99%  $                   $           941.70 $
                                  Hypothetical          0.99%  $         1,000.00  $         1,006.70 $               1.66







Metropolitan Series Fund, Inc.

Shareholder Expense Example--(Unaudited)(Continued)



                                                 Annualized                              Ending
                                                  Expense                             Account Value       Expenses paid
                                                   Ratio            Beginning           June 30,          during period*
                                              -----------------   Account Value           2006           January 1, 2006
                                                                    January 1,      ------------------          to
Portfolio                                                              2006                               June 30, 2006
----------------------------------           -                 ---------------------                  ----------------------
                                                                         1,000.00                                     3.80
FI Mid Cap Opportunities--Class A..Actual                0.76%  $                   $         1,015.50 $
                                  Hypothetical          0.76%  $         1,000.00  $         1,020.97 $               3.81

                                                                         1,000.00                                     5.04
FI Mid Cap Opportunities--Class B..Actual                1.01%  $                   $         1,014.00 $
                                  Hypothetical          1.01%  $         1,000.00  $         1,019.72 $               5.06

                                                                         1,000.00                                     4.55
FI Mid Cap Opportunities--Class E..Actual                0.91%  $                   $         1,015.00 $
                                  Hypothetical          0.91%  $         1,000.00  $         1,020.22 $               4.56

                                                                         1,000.00                                     3.68
FI Value Leaders--Class A..........Actual                0.73%  $                   $         1,033.50 $
                                  Hypothetical          0.73%  $         1,000.00  $         1,021.13 $               3.66

                                                                         1,000.00                                     4.94
FI Value Leaders--Class B..........Actual                0.98%  $                   $         1,032.30 $
                                  Hypothetical          0.98%  $         1,000.00  $         1,019.87 $               4.91

                                                                         1,000.00                                     1.36
FI Value Leaders--Class D(a).......Actual                0.83%  $                   $           957.90 $
                                  Hypothetical          0.83%  $         1,000.00  $         1,006.97 $               1.39

                                                                         1,000.00                                     4.44
FI Value Leaders--Class E..........Actual                0.88%  $                   $         1,032.70 $
                                  Hypothetical          0.88%  $         1,000.00  $         1,020.37 $               4.41

                                                                         1,000.00                                     5.75
Franklin Templeton Small Cap
   Growth--Class A.................Actual                1.13%  $                   $         1,053.90 $
                                  Hypothetical          1.13%  $         1,000.00  $         1,019.12 $               5.66

                                                                         1,000.00                                     7.02
Franklin Templeton Small Cap
   Growth--Class B.................Actual                1.38%  $                   $         1,052.50 $
                                  Hypothetical          1.38%  $         1,000.00  $         1,017.86 $               6.90

                                                                         1,000.00                                     6.52
Franklin Templeton Small Cap
   Growth--Class E.................Actual                1.28%  $                   $         1,053.20 $
                                  Hypothetical          1.28%  $         1,000.00  $         1,018.36 $               6.41

                                                                         1,000.00                                     3.88
Harris Oakmark Focused
   Value--Class A..................Actual                0.78%  $                   $         1,003.90 $
                                  Hypothetical          0.78%  $         1,000.00  $         1,020.87 $               3.91

                                                                         1,000.00                                     5.11
Harris Oakmark Focused
   Value--Class B..................Actual                1.03%  $                   $         1,002.60 $
                                  Hypothetical          1.03%  $         1,000.00  $         1,019.62 $               5.16

                                                                         1,000.00                                     4.62
Harris Oakmark Focused
   Value--Class E..................Actual                0.93%  $                   $         1,003.10 $
                                  Hypothetical          0.93%  $         1,000.00  $         1,020.12 $               4.66

                                                                         1,000.00                                     3.98
Harris Oakmark Large Cap
   Value--Class A..................Actual                0.79%  $                   $         1,033.30 $
                                  Hypothetical          0.79%  $         1,000.00  $         1,020.82 $               3.96

                                                                         1,000.00                                     5.24
Harris Oakmark Large Cap
   Value--Class B..................Actual                1.04%  $                   $         1,031.70 $
                                  Hypothetical          1.04%  $         1,000.00  $         1,019.57 $               5.21

                                                                         1,000.00                                     4.74
Harris Oakmark Large Cap
   Value--Class E..................Actual                0.94%  $                   $         1,031.90 $
                                  Hypothetical          0.94%  $         1,000.00  $         1,020.07 $               4.71

                                                                         1,000.00                                     3.32
Jennison Growth--Class A...........Actual                0.69%  $                   $           937.80 $
                                  Hypothetical          0.69%  $         1,000.00  $         1,021.33 $               3.46

                                                                         1,000.00                                     4.51
Jennison Growth--Class B...........Actual                0.94%  $                   $           936.80 $
                                  Hypothetical          0.94%  $         1,000.00  $         1,020.07 $               4.71

                                                                         1,000.00                                     4.04
Jennison Growth--Class E...........Actual                0.84%  $                   $           937.70 $
                                  Hypothetical          0.84%  $         1,000.00  $         1,020.57 $               4.21

                                                                         1,000.00                                     1.58
Lehman Brothers Aggregate Bond
   Index--Class A..................Actual                0.32%  $                   $           991.90 $
                                  Hypothetical          0.32%  $         1,000.00  $         1,023.18 $               1.61

                                                                         1,000.00                                     2.81
Lehman Brothers Aggregate Bond
   Index--Class B..................Actual                0.57%  $                   $           990.10 $
                                  Hypothetical          0.57%  $         1,000.00  $         1,021.93 $               2.86

                                                                         1,000.00                                     2.32
Lehman Brothers Aggregate Bond
   Index--Class E..................Actual                0.47%  $                   $           990.30 $
                                  Hypothetical          0.47%  $         1,000.00  $         1,022.43 $               2.36

                                                                         1,000.00                                     4.83
Loomis Sayles Small Cap--Class A...Actual                0.93%  $                   $         1,094.10 $
                                  Hypothetical          0.93%  $         1,000.00  $         1,020.12 $               4.66

                                                                         1,000.00                                     6.12
Loomis Sayles Small Cap--Class B...Actual                1.18%  $                   $         1,092.80 $
                                  Hypothetical          1.18%  $         1,000.00  $         1,018.87 $               5.91







Metropolitan Series Fund, Inc.

Shareholder Expense Example--(Unaudited)(Continued)



                                                 Annualized                              Ending
                                                  Expense                             Account Value       Expenses paid
                                                   Ratio            Beginning           June 30,          during period*
                                              -----------------   Account Value           2006           January 1, 2006
                                                                    January 1,      ------------------          to
Portfolio                                                              2006                               June 30, 2006
----------------------------------           -                 ---------------------                  ----------------------
                                                                         1,000.00                                     5.61
Loomis Sayles Small Cap--Class E...Actual                1.08%  $                   $         1,093.30 $
                                  Hypothetical          1.08%  $         1,000.00  $         1,019.37 $               5.41

                                                                         1,000.00                                     4.30
Metlife Aggressive
   Allocation--Class A(b)(c).......Actual                0.85%  $                   $         1,040.70 $
                                  Hypothetical          0.85%  $         1,000.00  $         1,020.52 $               4.26

                                                                         1,000.00                                     5.56
Metlife Aggressive
   Allocation--Class B(b)(c).......Actual                1.10%  $                   $         1,038.50 $
                                  Hypothetical          1.10%  $         1,000.00  $         1,019.27 $               5.51

                                                                         1,000.00                                     3.58
Metlife Conservative
   Allocation--Class A(b)(c) ......Actual                0.72%  $                   $         1,007.70 $
                                  Hypothetical          0.72%  $         1,000.00  $         1,021.18 $               3.61

                                                                         1,000.00                                     4.82
Metlife Conservative
   Allocation--Class B(b)(c).......Actual                0.97%  $                   $         1,006.00 $
                                  Hypothetical          0.97%  $         1,000.00  $         1,019.92 $               4.86

                                                                         1,000.00                                     3.80
Metlife Conservative to Moderate
   Allocation--Class A(b)(c).......Actual                0.76%  $                   $         1,017.30 $
                                  Hypothetical          0.76%  $         1,000.00  $         1,020.97 $               3.81

                                                                         1,000.00                                     5.05
Metlife Conservative to Moderate
   Allocation--Class B(b)(c).......Actual                1.01%  $                   $         1,016.80 $
                                  Hypothetical          1.01%  $         1,000.00  $         1,019.72 $               5.06

                                                                         1,000.00                                     3.97
Metlife Moderate Allocation--Class
   A(b)(c)........................Actual                0.79%  $                   $         1,027.40 $
                                  Hypothetical          0.79%  $         1,000.00  $         1,020.82 $               3.96

                                                                         1,000.00                                     5.22
Metlife Moderate Allocation--Class
   B(b)(c)........................Actual                1.04%  $                   $         1,025.80 $
                                  Hypothetical          1.04%  $         1,000.00  $         1,019.57 $               5.21

                                                                         1,000.00                                     4.14
Metlife Moderate to Aggressive
   Allocation--Class A(b)(c).......Actual                0.82%  $                   $         1,037.50 $
                                  Hypothetical          0.82%  $         1,000.00  $         1,020.67 $               4.11

                                                                         1,000.00                                     5.40
Metlife Moderate to Aggressive
   Allocation--Class B(b)(c) ......Actual                1.07%  $                   $         1,036.00 $
                                  Hypothetical          1.07%  $         1,000.00  $         1,019.42 $               5.36

                                                                         1,000.00                                     1.72
MetLife Mid Cap Stock Index--Class
   A..............................Actual                0.34%  $                   $         1,041.60 $
                                  Hypothetical          0.34%  $         1,000.00  $         1,023.08 $               1.71

                                                                         1,000.00                                     2.99
MetLife Mid Cap Stock Index--Class
   B..............................Actual                0.59%  $                   $         1,040.80 $
                                  Hypothetical          0.59%  $         1,000.00  $         1,021.83 $               2.96

                                                                         1,000.00                                     2.48
MetLife Mid Cap Stock Index--Class
   E..............................Actual                0.49%  $                   $         1,040.50 $
                                  Hypothetical          0.49%  $         1,000.00  $         1,022.33 $               2.46

                                                                         1,000.00                                     1.51
MetLife Stock Index--Class A.......Actual                0.30%  $                   $         1,026.00 $
                                  Hypothetical          0.30%  $         1,000.00  $         1,023.28 $               1.50

                                                                         1,000.00                                     2.76
MetLife Stock Index--Class B.......Actual                0.55%  $                   $         1,024.60 $
                                  Hypothetical          0.55%  $         1,000.00  $         1,022.03 $               2.76

                                                                         1,000.00                                     2.26
MetLife Stock Index--Class E.......Actual                0.45%  $                   $         1,025.10 $
                                  Hypothetical          0.45%  $         1,000.00  $         1,022.53 $               2.26

                                                                         1,000.00                                     2.95
MFS Total Return--Class A..........Actual                0.59%  $                   $         1,019.20 $
                                  Hypothetical          0.59%  $         1,000.00  $         1,021.83 $               2.96

                                                                         1,000.00                                     4.20
MFS Total Return--Class B..........Actual                0.84%  $                   $         1,018.00 $
                                  Hypothetical          0.84%  $         1,000.00  $         1,020.57 $               4.21

                                                                         1,000.00                                     3.70
MFS Total Return--Class E..........Actual                0.74%  $                   $         1,018.40 $
                                  Hypothetical          0.74%  $         1,000.00  $         1,021.07 $               3.71

                                                                         1,000.00                                     1.31
MFS Total Return--Class F(a).......Actual                0.79%  $                   $           982.50 $
                                  Hypothetical          0.79%  $         1,000.00  $         1,007.03 $               1.32

                                                                         1,000.00                                     2.55
Morgan Stanley EAFE Index--Class A.Actual                0.49%  $                   $         1,099.20 $
                                  Hypothetical          0.49%  $         1,000.00  $         1,022.33 $               2.46

                                                                         1,000.00                                     3.85
Morgan Stanley EAFE Index--Class B.Actual                0.74%  $                   $         1,098.40 $
                                  Hypothetical          0.74%  $         1,000.00  $         1,021.07 $               3.71







Metropolitan Series Fund, Inc.

Shareholder Expense Example--(Unaudited)(Continued)



                                                 Annualized                              Ending
                                                  Expense                             Account Value       Expenses paid
                                                   Ratio            Beginning           June 30,          during period*
                                              -----------------   Account Value           2006           January 1, 2006
                                                                    January 1,      ------------------          to
Portfolio                                                              2006                               June 30, 2006
----------------------------------           -                 ---------------------                  ----------------------
                                                                         1,000.00                                     3.33
Morgan Stanley EAFE Index--Class E.Actual                0.64%  $                   $         1,099.10 $
                                  Hypothetical          0.64%  $         1,000.00  $         1,021.58 $               3.21

                                                                         1,000.00                                     3.61
Neuberger Berman Mid Cap
   Value--Class A..................Actual                0.72%  $                   $         1,021.80 $
                                  Hypothetical          0.72%  $         1,000.00  $         1,021.18 $               3.61

                                                                         1,000.00                                     4.86
Neuberger Berman Mid Cap
   Value--Class B..................Actual                0.97%  $                   $         1,020.60 $
                                  Hypothetical          0.97%  $         1,000.00  $         1,019.92 $               4.86

                                                                         1,000.00                                     4.36
Neuberger Berman Mid Cap
   Value--Class E..................Actual                0.87%  $                   $         1,020.90 $
                                  Hypothetical          0.87%  $         1,000.00  $         1,020.42 $               4.36

                                                                         1,000.00                                     1.81
Russell 2000 Index--Class A........Actual                0.35%  $                   $         1,081.80 $
                                  Hypothetical          0.35%  $         1,000.00  $         1,023.03 $               1.76

                                                                         1,000.00                                     3.10
Russell 2000 Index--Class B........Actual                0.60%  $                   $         1,080.60 $
                                  Hypothetical          0.60%  $         1,000.00  $         1,021.78 $               3.01

                                                                         1,000.00                                     2.58
Russell 2000 Index--Class E........Actual                0.50%  $                   $         1,080.70 $
                                  Hypothetical          0.50%  $         1,000.00  $         1,022.28 $               2.51

                                                                         1,000.00                                     3.37
Oppenheimer Global Equity--Class A.Actual                0.67%  $                   $         1,029.70 $
                                  Hypothetical          0.67%  $         1,000.00  $         1,021.43 $               3.36

                                                                         1,000.00                                     4.63
Oppenheimer Global Equity--Class B.Actual                0.92%  $                   $         1,029.20 $
                                  Hypothetical          0.92%  $         1,000.00  $         1,020.17 $               4.61

                                                                         1,000.00                                     4.13
Oppenheimer Global Equity--Class E.Actual                0.82%  $                   $         1,029.20 $
                                  Hypothetical          0.82%  $         1,000.00  $         1,020.67 $               4.11

                                                                         1,000.00                                     3.43
T. Rowe Price Large Cap
   Growth--Class A.................Actual                0.69%  $                   $         1,005.60 $
                                  Hypothetical          0.69%  $         1,000.00  $         1,021.33 $               3.46

                                                                         1,000.00                                     4.67
T. Rowe Price Large Cap
   Growth--Class B.................Actual                0.94%  $                   $         1,004.70 $
                                  Hypothetical          0.94%  $         1,000.00  $         1,020.07 $               4.71

                                                                         1,000.00                                     4.18
T. Rowe Price Large Cap
   Growth--Class E.................Actual                0.84%  $                   $         1,005.00 $
                                  Hypothetical          0.84%  $         1,000.00  $         1,020.57 $               4.21

                                                                         1,000.00                                     2.93
T. Rowe Price Small Cap
   Growth--Class A.................Actual                0.59%  $                   $         1,002.00 $
                                  Hypothetical          0.59%  $         1,000.00  $         1,021.83 $               2.96

                                                                         1,000.00                                     4.17
T. Rowe Price Small Cap
   Growth--Class B.................Actual                0.84%  $                   $         1,000.70 $
                                  Hypothetical          0.84%  $         1,000.00  $         1,020.57 $               4.21

                                                                         1,000.00                                     3.67
T. Rowe Price Small Cap
   Growth--Class E.................Actual                0.74%  $                   $         1,000.70 $
                                  Hypothetical          0.74%  $         1,000.00  $         1,021.07 $               3.71

                                                                         1,000.00                                     3.15
Western Asset Management High
   Yield Bond--Class A(b)..........Actual                0.63%  $                   $         1,018.10 $
                                  Hypothetical          0.63%  $         1,000.00  $         1,021.63 $               3.16

                                                                         1,000.00                                     3.61
Western Asset Management
   Strategic Bond
   Opportunities--Class A..........Actual                0.73%  $                   $           994.60 $
                                  Hypothetical          0.73%  $         1,000.00  $         1,021.13 $               3.66

                                                                         1,000.00                                     4.84
Western Asset Management
   Strategic Bond
   Opportunities--Class B..........Actual                0.98%  $                   $           993.90 $
                                  Hypothetical          0.98%  $         1,000.00  $         1,019.87 $               4.91

                                                                         1,000.00                                     4.35
Western Asset Management
   Strategic Bond
   Opportunities--Class E..........Actual                0.88%  $                   $           994.20 $
                                  Hypothetical          0.88%  $         1,000.00  $         1,020.37 $               4.41

                                                                         1,000.00                                     2.87
Western Asset Management U.S.
   Government--Class A.............Actual                0.58%  $                   $           997.60 $
                                  Hypothetical          0.58%  $         1,000.00  $         1,021.88 $               2.91

                                                                         1,000.00                                     4.11
Western Asset Management U.S.
   Government--Class B.............Actual                0.83%  $                   $           996.70 $
                                  Hypothetical          0.83%  $         1,000.00  $         1,020.62 $               4.16







Metropolitan Series Fund, Inc.

Shareholder Expense Example--(Unaudited)(Continued)



                                                 Annualized                              Ending
                                                  Expense                             Account Value       Expenses paid
                                                   Ratio            Beginning           June 30,          during period*
                                              -----------------   Account Value           2006           January 1, 2006
                                                                    January 1,      ------------------          to
Portfolio                                                              2006                               June 30, 2006
----------------------------------           -                 ---------------------                  ----------------------
                                                                         1,000.00                                     3.61
Western Asset Management U.S.
   Government--Class E.............Actual                0.73%  $                   $           996.50 $
                                  Hypothetical          0.73%  $         1,000.00  $         1,021.13 $               3.66

                                                                         1,000.00                                     3.61
Zenith Equity(c)..................Actual                0.73%  $                   $           996.90 $
                                  Hypothetical          0.73%  $         1,000.00  $         1,021.13 $               3.66

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) Expenses paid are equal to the Class's annualized expense ratio for the most recent two month period (inception date of the class was 5/1/2006), multiplied by the average account value over the period, multiplied by the number of days in the two month period, divided by 365.

(b) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in
Note 3 to the Financial Statements. (c) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.





Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds--100.2%




Security Description                    Shares      Value*
---------------------------------------------------------------



Investment Companies--100.2%
                                                                         359,340
Met Investors Series Trust--Dreman
   Small Cap Value Portfolio, (Class
   A).................................   28,724 $

Met Investors Series Trust--Harris
   Oakmark International Portfolio,
   (Class A)..........................   43,538      716,197

Met Investors Series Trust--Lazard Mid
   Cap
   Portfolio, (Class A)...............   29,423      363,079

Met Investors Series Trust--Legg Mason
   Value Equity Portfolio, (Class A)..   35,873      364,111

Met Investors Series Trust--Lord
   Abbett Bond Debenture Portfolio,
   (Class A)..........................  157,133    1,836,881

Met Investors Series Trust--PIMCO
   Total Return Portfolio, (Class A)..  894,251   10,042,444

Metropolitan Series Fund,
   Inc.--BlackRock Bond Income
   Portfolio, (Class A)...............   61,140    6,340,258

Metropolitan Series Fund, Inc.--Davis
   Venture Value Portfolio, (Class A).   34,897    1,100,996

Metropolitan Series Fund, Inc.--FI
   International Stock Portfolio,
   (Class A)..........................   49,178      690,956

Metropolitan Series Fund, Inc.--FI Mid
   Cap Opportunities Portfolio,
   (Class A)..........................   19,700      349,482

Metropolitan Series Fund, Inc.--Harris
   Oakmark Large Cap Value Portfolio,
   (Class A)..........................   27,116      363,901

Metropolitan Series Fund,
   Inc.--Jennison Growth Portfolio,
   (Class A)..........................   30,396      352,589

Security Description                    Shares      Value*
---------------------------------------------------------------


Investment Companies--(Continued)
                                                                         726,061
Metropolitan Series Fund,
   Inc.--MetLife Stock Index
   Portfolio, (Class A)...............   22,534 $

Metropolitan Series Fund,
   Inc.--Neuberger Berman Mid Cap
   Value Portfolio, (Class A).........   36,362      709,063

Metropolitan Series Fund,
   Inc.--Russell 2000 Index Portfolio,
   (Class A)..........................   24,604      353,803

Metropolitan Series Fund, Inc.--T.
   Rowe Price Large Cap Growth
   Portfolio, (Class A)...............   53,254      722,120

Metropolitan Series Fund, Inc.--T.
   Rowe Price Small Cap Portfolio,
   (Class A)..........................   22,790      345,494

Metropolitan Series Fund,
   Inc.--Western Asset Management
   Strategic Bond Opportunities
   Portfolio, (Class A)...............  561,248    6,684,460

Metropolitan Series Fund,
   Inc.--Western Asset Management U.S.
   Government Portfolio, (Class A)....  380,301    4,479,945

Total Mutual Funds
   (Identified Cost $38,170,896)......            36,901,180
                                                 -------------
                                                -

Total Investments--100.2%
   (Identified Cost $38,170,896) (a)..            36,901,180

Liabilities in excess of other assets.               (58,125)
                                                 -------------
                                                -
                                                                      36,843,055
Total Net Assets--100%.................          $
                                                 =============
                                                =

(a) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $38,170,896 and the composition of unrealized appreciation and depreciation of investment securities was $21,357 and $(1,291,073), respectively.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                               36,901,180
   Investments at value...............                                                                      $

   Cash...............................                                                                                682

   Receivable for:

      Securities sold.................                                                                            317,562

      Fund shares sold................                                                                             88,306

      Due from Investment Adviser.....                                                                              5,886
                                                                                                             ---------------
                                                                                                            -

         Total Assets.................                                                                         37,313,616

Liabilities

   Payable for:

      Fund shares redeemed............                                                        $  405,868

   Accrued expenses:

      Service and distribution fees...                                                             5,869

      Other expenses..................                                                            58,824
                                                                                               -------------
                                                                                              -

         Total Liabilities............                                                                            470,561
                                                                                                             ---------------
                                                                                                            -
                                                                                                               36,843,055
Net Assets............................                                                                      $
                                                                                                             ===============
                                                                                                            =

   Net assets consists of:
                                                                                                               38,152,181
      Capital paid in.................                                                                      $

      Overdistributed net investment income                                                                       (18,238)

      Accumulated net realized losses.                                                                            (21,172)

      Unrealized depreciation on investments                                                                   (1,269,716)
                                                                                                             ---------------
                                                                                                            -
                                                                                                               36,843,055
Net Assets............................                                                                      $
                                                                                                             ===============
                                                                                                            =
Computation of offering price:

Class A
                                                                                                                     9.94
Net asset value and redemption price per share ($6,982,637 divided by 702,786 shares
   outstanding).......................                                                                      $
                                                                                                             ===============
                                                                                                            =

Class B
                                                                                                                     9.92
Net asset value and redemption price per share ($29,860,418 divided by 3,011,623 shares
   outstanding).......................                                                                      $
                                                                                                             ===============
                                                                                                            =
                                                                                                               38,170,896
Identified cost of investments........                                                                      $
                                                                                                             ===============
                                                                                                            =

Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                        897,802
   Dividends from underlying Portfolios                                                            $

Expenses

   Management fees....................                                       $   12,032

   Service and distribution fees--Class B                                         24,108

   Directors' fees and expenses.......                                              365

   Custodian..........................                                           11,969

   Audit and tax services.............                                            7,693

   Legal..............................                                            2,464

   Miscellaneous......................                                            1,227
                                                                              ---------------------
                                                                             -

   Total expenses.....................                                           59,858

   Expense reimbursements.............                                          (23,718)                 36,140
                                                                              ---------------------
                                                                             -                     -------------------------

Net Investment Income.................                                                                  861,662
                                                                                                    ------------------------
                                                                                                   -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net....................                                           24,988

   Capital gain distribution from underlying Portfolios                         251,063                 276,051
                                                                              ---------------------
                                                                             -
Unrealized depreciation on:

   Investments--net....................                                                               (1,346,701)
                                                                                                    ------------------------
                                                                                                   -

Net loss..............................                                                               (1,070,650)
                                                                                                    ------------------------
                                                                                                   -
                                                                                                       (208,988)
Net Decrease in Net Assets From Operations                                                         $
                                                                                                    ========================
                                                                                                   =

                                      See accompanying notes to financial
statements.
 Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                 ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                             --------------     2005(a)
                                                                                            -              -----------------

From Operations
                                                                                                                    41,502
   Net investment income....................................................................$     861,662  $

   Net realized gain........................................................................      276,051           60,924

   Unrealized appreciation (depreciation)...................................................   (1,346,701)          76,985
                                                                                             --------------
                                                                                            -              -----------------

   Increase (decrease) in net assets from operations........................................     (208,988)         179,411
                                                                                             --------------
                                                                                            -              -----------------

   From Distributions to Shareholders

      Net investment income

         Class A............................................................................     (199,657)          (9,949)

         Class B............................................................................     (680,243)         (33,556)
                                                                                             --------------
                                                                                            -              -----------------
                                                                                                 (879,900)         (43,505)
                                                                                             --------------
                                                                                            -              -----------------

      Net realized gain

         Class A............................................................................      (76,625)          (2,633)

         Class B............................................................................     (266,100)         (10,786)
                                                                                             --------------
                                                                                            -              -----------------
                                                                                                 (342,725)         (13,419)
                                                                                             --------------
                                                                                            -              -----------------

   Total distributions......................................................................   (1,222,625)         (56,924)
                                                                                             --------------
                                                                                            -              -----------------

   Increase in net assets from capital share transactions...................................   22,852,289       15,299,892
                                                                                             --------------
                                                                                            -              -----------------

   Total increase in net assets.............................................................   21,420,676       15,422,379


Net Assets

   Beginning of the period..................................................................   15,422,379                0
                                                                                             --------------
                                                                                            -              -----------------
                                                                                                                15,422,379
   End of the period........................................................................$  36,843,055  $
                                                                                             ==============
                                                                                            =              =================

Overdistributed Net Investment Income
                                                                                                                         0
   End of the period........................................................................$     (18,238) $
                                                                                             ==============
                                                                                            =              =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                              Six months ended
                                                                               June 30, 2006                 Year ended
                --------------------------- December 31, 2005(a)
                                                                        -                           ----------------------------
                                                                           Shares                      Shares
                                                                         ------------       $        ------------       $
                                                                        -            ----------------            ---------------

Class A
                                                                                         6,637,202                   4,830,736
   Sales................................................................    645,773  $                  470,206  $

   Reinvestments........................................................     27,656        276,282        1,211         12,582

   Redemptions..........................................................   (239,094)    (2,444,019)    (202,966)    (2,089,738)
                                                                         ------------
                                                                        -            ---------------
                                                                                         4,469,465                   2,753,580
   Net increase.........................................................    434,335  $                  268,451  $
                                                                         ============
                                                                        =            ===============

Class B
                                                                                        17,898,686                  13,853,831
   Sales................................................................  1,755,434  $                1,347,494  $

   Shares issued through acquisition....................................    466,162      4,871,173            0              0

   Reinvestments........................................................     94,919        946,343        4,276         44,342

   Redemptions..........................................................   (524,849)    (5,333,378)    (131,814)    (1,351,861)
                                                                         ------------
                                                                        -            ---------------
                                                                                        18,382,824                  12,546,312
   Net increase.........................................................  1,791,666  $                1,219,956  $
                                                                         ============
                                                                        =            ===============
                                                                                        22,852,289                  15,299,892
   Increase derived from capital share transactions.....................  2,226,001  $                1,488,408  $
                                                                         ============
                                                                        =            ===============

(a) Commencement of operations was May 2, 2005.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)



                                                                         Class A
                                                      --------------------------------------               Class B
                                                     -                                      --------------------------------------
                                                          Six months                            Six months
                                                            ended            Year ended            ended           Year ended
                                                        June 30, 2006       December 31,       June 30, 2006      December 31,
                                                      -------------------      2005(a)       ------------------      2005(a)
                                                     -                   --------------------                  -------------------
                                                                                   10.00                                 10.00
Net Asset Value, Beginning of Period.................$         10.37     $                  $         10.36    $
                                                      -------------------                    ------------------
                                                     -                                      -

Income From Investment Operations

   Net investment income.............................           0.36                0.03               0.36               0.03

   Net realized and unrealized gain (loss) on
      investments....................................          (0.28)               0.38              (0.30)              0.37
                                                      -------------------
                                                     -                   -------------------

   Total from investment operations..................           0.08                0.41               0.06               0.40
                                                      -------------------
                                                     -                   -------------------

Less Distributions

   Distributions from net investment income..........          (0.37)              (0.03)             (0.36)             (0.03)

   Distributions from net realized capital gains.....          (0.14)              (0.01)             (0.14)             (0.01)
                                                      -------------------
                                                     -                   -------------------

   Total distributions...............................          (0.51)              (0.04)             (0.50)             (0.04)
                                                      -------------------
                                                     -                   -------------------
                                                                                   10.37                                 10.36
Net Asset Value, End of Period.......................$          9.94     $                  $          9.92    $
                                                      ===================
                                                     =                   ===================

Total Return (%).....................................            0.8 (b)             4.1 (b)            0.6 (b)            4.0 (b)

Ratio of operating expenses to average net assets (%)           0.10 (c)            0.10 (c)           0.35 (c)           0.35 (c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%).....................           0.30 (c)            1.05 (c)           0.55 (c)           1.30 (c)

Ratio of net investment income to average net assets
   (%) (d)...........................................           8.15 (c)            0.96 (c)           6.92 (c)           1.00 (c)

Portfolio turnover rate (%)..........................             39 (c)              32 (c)             39 (c)             32 (c)
                                                                                   2,785                                12,638
Net assets, end of period (000)......................$         6,983     $                  $        29,860    $

(a)  Commencement of operations was May 2, 2005.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds--100.1%


Security Description                  Shares       Value*
---------------------------------------------------------------



Investment Companies--100.1%
                                                                       2,882,608
Met Investors Series Trust--Dreman
   Small Cap Value Portfolio,
   (Class A).......................   230,424  $

Met Investors Series Trust--Harris
   Oakmark International
   Portfolio, (Class A)............   349,575      5,750,504

Met Investors Series Trust--Lazard
   Mid Cap Portfolio, (Class A)....   236,080      2,913,225

Met Investors Series Trust--Legg
   Mason Value Equity Portfolio,
   (Class A).......................   431,980      4,384,594

Met Investors Series Trust--Lord
   Abbett Bond Debenture
   Portfolio, (Class A)............   504,757      5,900,614

Met Investors Series
   Trust--Neuberger Berman Real
   Estate Portfolio, (Class A).....   101,648      1,552,158

Met Investors Series Trust--PIMCO
   Total Return Portfolio, (Class
   A).............................. 2,926,054     32,859,590

Metropolitan Series Fund,
   Inc.--BlackRock Bond Income
   Portfolio, (Class A)............   158,842     16,471,923

Metropolitan Series Fund,
   Inc.--Davis Venture Value
   Portfolio, (Class A)............   233,335      7,361,732

Metropolitan Series Fund, Inc.--FI
   International Stock Portfolio,
   (Class A).......................   394,509      5,542,850

Metropolitan Series Fund, Inc.--FI
   Mid Cap Opportunities
   Portfolio, (Class A)............   158,128      2,805,198

Metropolitan Series Fund,
   Inc.--Harris Oakmark Large Cap
   Value Portfolio, (Class A)......   326,488      4,381,474

Metropolitan Series Fund,
   Inc.--Jennison Growth Portfolio,
   (Class A).......................   243,953      2,829,854

Metropolitan Series Fund,
   Inc.--MetLife Stock Index
   Portfolio, (Class A)............   135,628      4,369,940


Security Description                  Shares       Value*
---------------------------------------------------------------



Investment Companies--(Continued)
                                                                       5,687,774
Metropolitan Series Fund,
   Inc.--Neuberger Berman Mid Cap
   Value Portfolio, (Class A)......   291,681  $

Metropolitan Series Fund,
   Inc.--Russell 2000 Index
   Portfolio, (Class A)............    98,738      1,419,853

Metropolitan Series Fund, Inc.--T.
   Rowe Price Large Cap Growth
   Portfolio, (Class A)............   320,513      4,346,158

Metropolitan Series Fund, Inc.--T.
   Rowe Price Small Cap Portfolio,
   (Class A).......................   182,984      2,774,037

Metropolitan Series Fund,
   Inc.--Western Asset Management
   Strategic Bond Opportunities
   Portfolio, (Class A)............ 1,878,229     22,369,710

Metropolitan Series Fund,
   Inc.--Western Asset Management
   U.S. Government Portfolio,
   (Class A).......................   890,721     10,492,698
                                                --------------
                                               -

Total Mutual Funds
   (Identified Cost $151,498,437)..              147,096,494
                                                --------------
                                               -

Total Investments--100.1%
   (Identified Cost $151,498,437)
   (a).............................              147,096,494

Liabilities in excess of other
   assets..........................                  (96,805)
                                                --------------
                                               -
                                                                     146,999,689
Total Net Assets--100%..............            $
                                                ==============
                                               =

(a) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $151,498,437 and the composition of unrealized appreciation and depreciation of investment securities was $383,609 and $(4,785,552), respectively.

                                     *See accompanying notes to financial
statements.
 Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              147,096,494
   Investments at value..............                                                                      $

   Cash..............................                                                                                 682

   Receivable for:

      Fund shares sold...............                                                                             340,690
                                                                                                            ----------------
                                                                                                           -

         Total Assets................                                                                         147,437,866

Liabilities

   Payable for:

      Fund shares redeemed...........                                                         $  160,936

      Securities purchased...........                                                            179,754

   Accrued expenses:

      Management fees................                                                             15,845

      Service and distribution fees..                                                             23,136

      Other expenses.................                                                             58,506
                                                                                               ------------
                                                                                              -

         Total Liabilities...........                                                                             438,177
                                                                                                            ----------------
                                                                                                           -
                                                                                                              146,999,689
Net Assets...........................                                                                      $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              150,996,450
      Capital paid in................                                                                      $

      Overdistributed net investment income                                                                       (70,262)

      Accumulated net realized gains.                                                                             475,444

      Unrealized depreciation on investments                                                                   (4,401,943)
                                                                                                            ----------------
                                                                                                           -
                                                                                                              146,999,689
Net Assets...........................                                                                      $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    10.26
Net asset value and redemption price per share ($23,566,419 divided by 2,295,879 shares
   outstanding)......................                                                                      $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    10.24
Net asset value and redemption price per share ($123,433,270 divided by 12,057,864 shares
   outstanding)......................                                                                      $
                                                                                                            ================
                                                                                                           =
                                                                                                              151,498,437
Identified cost of investments.......                                                                      $
                                                                                                            ================
                                                                                                           =
Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                         3,204,412
   Dividends from underlying Portfolios                                                               $

Expenses

   Management fees...................                                            $     49,389

   Service and distribution fees--Class B                                              101,456

   Directors' fees and expenses......                                                     370

   Custodian.........................                                                  11,955

   Audit and tax services............                                                   7,693

   Legal.............................                                                   3,637

   Miscellaneous.....................                                                   1,269
                                                                                  --------------------
                                                                                 -

   Total expenses....................                                                 175,769

   Expense reimbursements............                                                 (24,924)             150,845
                                                                                  --------------------
                                                                                 -                    ----------------------

Net Investment Income................                                                                    3,053,567
                                                                                                       ---------------------
                                                                                                      -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net...................                                                 633,348

   Capital gain distributions from underlying Portfolios                            1,835,065            2,468,413
                                                                                  --------------------
                                                                                 -
Unrealized depreciation on:

   Investments--net...................                                                                   (5,071,308)
                                                                                                       ---------------------
                                                                                                      -

Net loss.............................                                                                   (2,602,895)
                                                                                                       ---------------------
                                                                                                      -
                                                                                                           450,672
Net Increase in Net Assets From Operations                                                            $
                                                                                                       =====================
                                                                                                      =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------     2005(a)
                                                                                           -               -----------------

From Operations
                                                                                                                   191,753
   Net investment income...................................................................$    3,053,567  $

   Net realized gain.......................................................................     2,468,413          206,535

   Unrealized appreciation (depreciation)..................................................    (5,071,308)         669,365
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................       450,672        1,067,653
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................      (590,104)         (39,826)

         Class B...........................................................................    (2,533,725)        (158,869)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (3,123,829)        (198,695)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................      (404,643)          (1,943)

         Class B...........................................................................    (1,776,898)          (9,078)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (2,181,541)         (11,021)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................    (5,305,370)        (209,716)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................    93,009,140       57,987,310
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    88,154,442       58,845,247


Net Assets

   Beginning of the period.................................................................    58,845,247                0
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                                58,845,247
   End of the period.......................................................................$  146,999,689  $
                                                                                            ===============
                                                                                           =               =================

Overdistributed Net Investment Income
                                                                                                                         0
   End of the period.......................................................................$      (70,262) $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                              Six months ended
                                                                               June 30, 2006                 Year ended
                --------------------------- December 31, 2005(a)
                                                                        -                           ----------------------------
                                                                           Shares                      Shares
                                                                         ------------       $        ------------       $
                                                                        -            ----------------            ---------------

Class A
                                                                                        16,921,962                  12,763,078
   Sales................................................................  1,591,921  $                1,226,378  $

   Reinvestments........................................................     95,649        994,747        3,933         41,769

   Redemptions..........................................................   (377,962)    (3,913,893)    (244,040)    (2,544,902)
                                                                         ------------
                                                                        -            ---------------
                                                                                        14,002,816                  10,259,945
   Net increase.........................................................  1,309,608  $                  986,271  $
                                                                         ============
                                                                        =            ===============

Class B
                                                                                        78,115,668                  50,819,795
   Sales................................................................  7,409,820  $                4,869,411  $

   Shares issued through acquisition....................................    546,716      5,940,202            0              0

   Reinvestments........................................................    415,682      4,310,623       15,844        167,947

   Redemptions..........................................................   (887,349)    (9,360,169)    (312,261)    (3,260,377)
                                                                         ------------
                                                                        -            ---------------
                                                                                        79,006,324                  47,727,365
   Net increase.........................................................  7,484,869  $                4,572,994  $
                                                                         ============
                                                                        =            ===============
                                                                                        93,009,140                  57,987,310
   Increase derived from capital share transactions.....................  8,794,477  $                5,559,265  $
                                                                         ============
                                                                        =            ===============

(a) Commencement of operations was on May 2, 2005.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)



                                                                         Class A
                                                            ----------------------------------              Class B
                                                           -                                  ------------------------------------
                                                              Six months                         Six months
                                                                 ended          Year ended          ended
                                                               June 30,        December 31,       June 30,         Year ended
                                                                 2006            2005(a)            2006          December 31,
                                                            ---------------------------------- ----------------      2005(a)
                                                           -                                  -                -------------------
                                                                                      10.00                              10.00
Net Asset Value, Beginning of Period.......................$      10.60     $                 $      10.58     $
                                                            ----------------
                                                           -                ------------------

Income From Investment Operations

   Net investment income...................................        0.31                0.04           0.30                0.03

   Net realized and unrealized gain (loss) of investments..       (0.11)               0.60          (0.11)               0.59
                                                            ----------------
                                                           -                ------------------

   Total from investment operations........................        0.20                0.64           0.19                0.62
                                                            ----------------
                                                           -                ------------------

Less Distributions

   Distributions from net investment income................       (0.32)              (0.04)         (0.31)              (0.04)

   Distributions from net realized capital gains...........       (0.22)               0.00          (0.22)               0.00
                                                            ----------------
                                                           -                ------------------

   Total distributions.....................................       (0.54)              (0.04)         (0.53)              (0.04)
                                                            ----------------
                                                           -                ------------------
                                                                                      10.60                              10.58
Net Asset Value, End of Period.............................$      10.26     $                 $      10.24     $
                                                            ================
                                                           =                ==================

Total Return (%)...........................................         1.7 (b)             6.4            1.7 (b)             6.2 (b)
                                                                                                      0.35 (c)
Ratio of operating expenses to average net assets (%)......        0.10 (c)            0.10 (c)                           0.35 (c)
                                                                                                      0.40 (c)
Ratio of operating expenses to average net assets without
   giving effect to the contractual expense agreement
   would have been (%).....................................        0.15 (c)            0.41 (c)                           0.66 (c)
                                                                                                      6.08 (c)
Ratio of net investment income to average net assets
   (%) (d).................................................        6.66 (c)            1.28 (c)                           1.27 (c)
                                                                                                        43 (c)
Portfolio turnover rate (%)................................          43 (c)               3 (c)                              3 (c)
                                                                                     10,457                             48,388
Net assets, end of period (000)............................$     23,566     $                 $    123,433     $

(a)  Commencement of operations was May 1, 2005.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds--100.0%




Security Description                  Shares       Value*
---------------------------------------------------------------



Investment Companies--100.0%
                                                                      10,455,463
Met Investors Series Trust--Dreman
   Small Cap Value Portfolio,
   (Class A).......................   835,768  $

Met Investors Series Trust--Harris
   Oakmark International
   Portfolio, (Class A)............ 1,266,955     20,841,409

Met Investors Series Trust--Lazard
   Mid Cap Portfolio, (Class A).... 1,141,475     14,085,798

Met Investors Series Trust--Legg
   Mason Value Equity Portfolio,
   (Class A)....................... 1,392,173     14,130,556

Met Investors Series Trust--Lord
   Abbett Bond Debenture
   Portfolio, (Class A)............   914,785     10,693,836

Met Investors Series
   Trust--Neuberger Berman Real
   Estate Portfolio, (Class A).....   245,581      3,750,016

Met Investors Series Trust--PIMCO
   Total Return Portfolio, (Class
   A).............................. 6,747,914     75,779,072

Metropolitan Series Fund,
   Inc.--Davis Venture Value
   Portfolio, (Class A)............   789,516     24,909,243

Metropolitan Series Fund, Inc.--FI
   International Stock Portfolio,
   (Class A)....................... 1,431,007     20,105,645

Metropolitan Series Fund, Inc.--FI
   Mid Cap Opportunities
   Portfolio, (Class A)............   382,491      6,785,387

Metropolitan Series Fund,
   Inc.--Harris Oakmark Large Cap
   Value Portfolio, (Class A)...... 1,051,971     14,117,453

Metropolitan Series Fund,
   Inc.--Jennison Growth Portfolio,
   (Class A).......................   884,905     10,264,900

Metropolitan Series Fund,
   Inc.--MetLife Stock Index
   Portfolio, (Class A)............   655,686     21,126,196

Security Description                  Shares       Value*
---------------------------------------------------------------


Investment Companies--(Continued)
                                                                      20,625,599
Metropolitan Series Fund,
   Inc.--Neuberger Berman Mid Cap
   Value Portfolio, (Class A)...... 1,057,723  $

Metropolitan Series Fund,
   Inc.--Russell 2000 Index
   Portfolio, (Class A)............   477,612      6,868,056

Metropolitan Series Fund, Inc.--T.
   Rowe Price Large Cap Growth
   Portfolio, (Class A)............ 1,291,187     17,508,492

Metropolitan Series Fund, Inc.--T.
   Rowe Price Small Cap Portfolio,
   (Class A).......................   442,523      6,708,646

Metropolitan Series Fund,
   Inc.--Western Asset Management
   Strategic Bond Opportunities
   Portfolio, (Class A)............ 3,630,342     43,237,371

Metropolitan Series Fund,
   Inc.--Western Asset Management
   U.S. Government Portfolio,
   (Class A).......................   922,286     10,864,523
                                                --------------
                                               -

Total Mutual Funds
   (Identified Cost $363,472,690)..              352,857,661
                                                --------------
                                               -

Total Investments--100.0%
   (Identified Cost $363,472,690)
   (a).............................              352,857,661

Liabilities in excess of other
   assets..........................                 (166,968)
                                                --------------
                                               -
                                                                     352,690,693
Total Net Assets--100%..............            $
                                                ==============
                                               =

(a) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $363,472,690 and the composition of unrealized appreciation and depreciation of investment securities was $806,873 and $(11,421,902), respectively.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              352,857,661
   Investments at value..............                                                                      $

   Cash..............................                                                                                 680

   Receivable for:

      Fund shares sold...............                                                                           1,606,190
                                                                                                            ----------------
                                                                                                           -

         Total Assets................                                                                         354,464,531

Liabilities

   Payable for:

      Fund shares redeemed...........                                                         $  880,348

      Securities purchased...........                                                            725,842

   Accrued expenses:

      Management fees................                                                             53,422

      Service and distribution fees..                                                             56,180

      Other expenses.................                                                             58,046
                                                                                               ------------
                                                                                              -

         Total Liabilities...........                                                                           1,773,838
                                                                                                            ----------------
                                                                                                           -
                                                                                                              352,690,693
Net Assets...........................                                                                      $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              361,948,209
      Capital paid in................                                                                      $

      Overdistributed net investment income                                                                      (176,758)

      Accumulated net realized gains.                                                                           1,534,271

      Unrealized depreciation on investments                                                                  (10,615,029)
                                                                                                            ----------------
                                                                                                           -
                                                                                                              352,690,693
Net Assets...........................                                                                      $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    10.55
Net asset value and redemption price per share ($53,687,416 divided by 5,089,310 shares
   outstanding)......................                                                                      $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    10.53
Net asset value and redemption price per share ($299,003,277 divided by 28,394,211 shares
   outstanding)......................                                                                      $
                                                                                                            ================
                                                                                                           =
                                                                                                              363,472,690
Identified cost of investments.......                                                                      $
                                                                                                            ================
                                                                                                           =
Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                         5,038,036
   Dividends from underlying Portfolios                                                              $

Expenses

   Management fees..................                                            $    109,580

   Service and distribution fees--Class B                                             225,788

   Directors' fees and expenses.....                                                     370

   Custodian........................                                                  11,955

   Audit and tax services...........                                                   7,693

   Legal............................                                                   5,356

   Miscellaneous....................                                                   1,713
                                                                                 --------------------
                                                                                -

   Total expenses...................                                                 362,455

   Expense reimbursements...........                                                 (27,087)              335,368
                                                                                 --------------------
                                                                                -                    -----------------------

Net Investment Income...............                                                                     4,702,668
                                                                                                      ----------------------
                                                                                                     -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net..................                                               1,822,488

   Capital gain distributions from underlying Portfolios                           6,139,076             7,961,564
                                                                                 --------------------
                                                                                -
Unrealized depreciation on:

   Investments--net..................                                                                   (12,448,302)
                                                                                                      ----------------------
                                                                                                     -

Net loss............................                                                                    (4,486,738)
                                                                                                      ----------------------
                                                                                                     -
                                                                                                           215,930
Net Increase in Net Assets From Operations                                                           $
                                                                                                      ======================
                                                                                                     =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------     2005(a)
                                                                                           -               -----------------

From Operations
                                                                                                                   432,346
   Net investment income...................................................................$    4,702,668  $

   Net realized gain.......................................................................     7,961,564          581,171

   Unrealized appreciation (depreciation)..................................................   (12,448,302)       1,833,273
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................       215,930        2,846,790
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................      (951,464)         (86,505)

         Class B...........................................................................    (3,927,962)        (355,851)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (4,879,426)        (442,356)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................    (1,330,470)          (1,922)

         Class B...........................................................................    (5,656,937)          (9,125)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (6,987,407)         (11,047)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (11,866,833)        (453,403)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................   242,078,993      119,869,216
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................   230,428,090      122,262,603


Net Assets

   Beginning of the period.................................................................   122,262,603                0
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               122,262,603
   End of the period.......................................................................$  352,690,693  $
                                                                                            ===============
                                                                                           =               =================

Overdistributed Net Investment Income
                                                                                                                         0
   End of the period.......................................................................$     (176,758) $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                            June 30, 2006                   Year ended
                                                                     -----------------------------     December 31, 2005(a)
                                                                    -                             ------------------------------
                                                                        Shares                        Shares
                                                                     -------------       $         -------------       $
                                                                    -             -----------------             ----------------

Class A
                                                                                      40,722,518                    22,592,320
   Sales............................................................   3,724,640  $                  2,135,800  $

   Reinvestments....................................................     211,879       2,281,934         8,150          88,427

   Redemptions......................................................    (810,046)     (8,747,202)     (181,113)     (1,924,299)
                                                                     -------------
                                                                    -             ----------------
                                                                                      34,257,250                    20,756,448
   Net increase.....................................................   3,126,473  $                  1,962,837  $
                                                                     =============
                                                                    =             ================

Class B
                                                                                     178,476,682                   104,696,467
   Sales............................................................  16,467,826  $                  9,868,295  $

   Shares issued through acquisition................................   3,184,564      35,900,995             0               0

   Reinvestments....................................................     891,619       9,584,900        33,669         364,976

   Redemptions......................................................  (1,492,861)    (16,140,834)     (558,901)     (5,948,675)
                                                                     -------------
                                                                    -             ----------------
                                                                                     207,821,743                    99,112,768
   Net increase.....................................................  19,051,148  $                  9,343,063  $
                                                                     =============
                                                                    =             ================
                                                                                     242,078,993                   119,869,216
   Increase derived from capital share transactions.................  22,177,621  $                 11,305,900  $
                                                                     =============
                                                                    =             ================

(a) Commencement of operations was on May 2, 2005.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)


                                                                         Class A
                                                            -----------------------------------              Class B
                                                           -                                   -----------------------------------
                                                              Six months                          Six months
                                                                 ended          Year ended          ended
                                                               June 30,        December 31,        June 30,        Year ended
                                                                 2006             2005(a)            2006         December 31,
                                                            ----------------------------------- ---------------      2005(a)
                                                           -                                   -               -------------------
                                                                                      10.00                              10.00
Net Asset Value, Beginning of Period.......................$      10.82     $                  $      10.81    $
                                                            ----------------
                                                           -                -------------------

Income From Investment Operations

   Net investment income...................................        0.24                0.04            0.23               0.04

   Net realized and unrealized gain on investments.........        0.07                0.83            0.06               0.81
                                                            ----------------
                                                           -                -------------------

   Total from investment operations........................        0.31                0.87            0.29               0.85
                                                            ----------------
                                                           -                -------------------

Less Distributions

   Distributions from net investment income................       (0.24)              (0.05)          (0.23)             (0.04)

   Distributions from net realized capital gains...........       (0.34)               0.00           (0.34)              0.00
                                                            ----------------
                                                           -                -------------------

   Total distributions.....................................       (0.58)              (0.05)          (0.57)             (0.04)
                                                            ----------------
                                                           -                -------------------
                                                                                      10.82                              10.81
Net Asset Value, End of Period.............................$      10.55     $                  $      10.53    $
                                                            ================
                                                           =                ===================

Total Return (%)...........................................         2.7 (b)             8.7 (b)         2.6 (b)            8.5 (b)

Ratio of operating expenses to average net assets (%)......        0.10 (c)            0.10 (c)        0.35 (c)           0.35 (c)

Ratio of operating expenses to average net assets without
   giving effect to the contractual expense agreement
   would have been (%).....................................        0.12 (c)            0.29 (c)        0.37 (c)           0.54 (c)

Ratio of net investment income to average net assets
   (%) (d).................................................        4.90 (c)            1.57 (c)        4.16 (c)           1.45 (c)

Portfolio turnover rate (%)................................          55 (c)               1 (c)          55 (c)              1 (c)
                                                                                     21,245                            101,018
Net assets, end of period (000)............................$     53,687     $                  $    299,003    $

(a)  Commencement of operations was May 2, 2005.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds--100.0%




Security Description                  Shares       Value*
---------------------------------------------------------------



Investment Companies--100.0%
                                                                      11,525,646
Met Investors Series Trust--Dreman
   Small Cap Value Portfolio,
   (Class A).......................   921,315  $

Met Investors Series Trust--Harris
   Oakmark International
   Portfolio, (Class A)............ 1,396,591     22,973,914

Met Investors Series Trust--Lazard
   Mid Cap Portfolio, (Class A).... 1,180,015     14,561,386

Met Investors Series Trust--Legg
   Mason Value Equity Portfolio,
   (Class A)....................... 1,727,013     17,529,182

Met Investors Series Trust--Lord
   Abbett Bond Debenture
   Portfolio, (Class A)............   252,250      2,948,803

Met Investors Series
   Trust--Neuberger Berman Real
   Estate Portfolio, (Class A).....   406,333      6,204,711

Met Investors Series Trust--PIMCO
   Total Return Portfolio, (Class
   A).............................. 3,456,017     38,811,066

Metropolitan Series Fund,
   Inc.--Davis Venture Value
   Portfolio, (Class A)............   932,778     29,429,157

Metropolitan Series Fund, Inc.--FI
   International Stock Portfolio,
   (Class A)....................... 1,576,779     22,153,740

Metropolitan Series Fund, Inc.--FI
   Mid Cap Opportunities
   Portfolio, (Class A)............   474,267      8,413,495

Metropolitan Series Fund,
   Inc.--Harris Oakmark Large Cap
   Value Portfolio, (Class A)...... 1,087,582     14,595,354

Metropolitan Series Fund,
   Inc.--Jennison Growth Portfolio,
   (Class A).......................   975,529     11,316,137

Security Description                  Shares       Value*
---------------------------------------------------------------


Investment Companies--(Continued)
                                                                      20,383,329
Metropolitan Series Fund,
   Inc.--MetLife Stock Index
   Portfolio, (Class A)............   632,630  $

Metropolitan Series Fund,
   Inc.--Neuberger Berman Mid Cap
   Value Portfolio, (Class A)...... 1,020,118     19,892,300

Metropolitan Series Fund,
   Inc.--Russell 2000 Index
   Portfolio, (Class A)............   394,756      5,676,584

Metropolitan Series Fund, Inc.--T.
   Rowe Price Large Cap Growth
   Portfolio, (Class A)............ 1,494,878     20,270,540

Metropolitan Series Fund, Inc.--T.
   Rowe Price Small Cap Portfolio,
   (Class A).......................   548,667      8,317,791

Metropolitan Series Fund,
   Inc.--Western Asset Management
   Strategic Bond Opportunities
   Portfolio, (Class A)............ 1,251,464     14,904,931

Total Mutual Funds
   (Identified Cost $298,878,478)..              289,908,066
                                                --------------
                                               -

Total Investments 100.0%
   (Identified Cost $298,878,478)
   (a).............................              289,908,066

Liabilities in excess of other
   assets..........................                 (143,567)
                                                --------------
                                               -
                                                                     289,764,499
Total Net Assets--100%..............            $
                                                ==============
                                               =

(a) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $298,878,478 and the composition of unrealized appreciation and depreciation of investment securities was $554,079 and $(9,524,491), respectively.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              289,908,066
   Investments at value............                                                                        $

   Cash............................                                                                                   682

   Receivable for:

      Fund shares sold.............                                                                             1,611,411
                                                                                                            ----------------
                                                                                                           -

         Total Assets..............                                                                           291,520,159

Liabilities

   Payable for:

      Fund shares redeemed.........                                                          $    289,278

      Securities purchased.........                                                             1,322,133

   Accrued expenses:

      Management fees..............                                                                41,219

      Service and distribution fees                                                                47,372

      Other expenses...............                                                                55,658
                                                                                              -------------
                                                                                             -

         Total Liabilities.........                                                                             1,755,660
                                                                                                            ----------------
                                                                                                           -
                                                                                                              289,764,499
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              297,716,776
      Capital paid in..............                                                                        $

      Overdistributed net investment income                                                                      (142,456)

      Accumulated net realized gains                                                                            1,160,591

      Unrealized depreciation on investments                                                                   (8,970,412)
                                                                                                            ----------------
                                                                                                           -
                                                                                                              289,764,499
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    10.85
Net asset value and redemption price per share ($38,888,654 divided by 3,585,561 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    10.83
Net asset value and redemption price per share ($250,875,845 divided by 23,168,809 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =
                                                                                                              298,878,478
Identified cost of investments.....                                                                        $
                                                                                                            ================
                                                                                                           =
Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                         2,800,026
   Dividends from underlying Portfolios                                                              $

Expenses

   Management fees..................                                            $     85,841

   Service and distribution fees--Class B                                             181,809

   Directors' fees and expenses.....                                                     370

   Custodian........................                                                  11,955

   Audit and tax services...........                                                   7,693

   Legal............................                                                   4,582

   Miscellaneous....................                                                   1,243
                                                                                 --------------------
                                                                                -

   Total expenses...................                                                 293,493

   Expense reimbursements...........                                                 (25,843)              267,650
                                                                                 --------------------
                                                                                -                    -----------------------

Net Investment Income...............                                                                     2,532,376
                                                                                                      ----------------------
                                                                                                     -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net..................                                               1,372,539

   Capital gain distributions from underlying Portfolios                           6,353,773             7,726,312
                                                                                 --------------------
                                                                                -
Unrealized depreciation on:

   Investments--net..................                                                                   (10,753,068)
                                                                                                      ----------------------
                                                                                                     -

Net loss............................                                                                    (3,026,756)
                                                                                                      ----------------------
                                                                                                     -
                                                                                                          (494,380)
Net Decrease in Net Assets From Operations                                                           $
                                                                                                      ======================
                                                                                                     =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------     2005(a)
                                                                                           -               -----------------

From Operations
                                                                                                                   290,696
   Net investment income...................................................................$    2,532,376  $

   Net realized gain.......................................................................     7,726,312          487,222

   Unrealized appreciation (depreciation)..................................................   (10,753,068)       1,782,656
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from operations.......................................      (494,380)       2,560,574
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................      (475,092)         (51,614)

         Class B...........................................................................    (2,199,740)        (247,668)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (2,674,832)        (299,282)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................    (1,209,082)          (1,200)

         Class B...........................................................................    (5,827,381)          (6,694)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (7,036,463)          (7,894)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................    (9,711,295)        (307,176)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................   211,683,779       86,032,997
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................   201,478,104       88,286,395


Net Assets

   Beginning of the period.................................................................    88,286,395                0
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                                88,286,395
   End of the period.......................................................................$  289,764,499  $
                                                                                            ===============
                                                                                           =               =================

Overdistributed Net Investment Income
                                                                                                                         0
   End of the period.......................................................................$     (142,456) $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                             Six months ended
                                                                              June 30, 2006                  Year ended
               ----------------------------- December 31, 2005(a)
                                                                      -                             ----------------------------
                                                                          Shares                       Shares
                                                                       -------------       $         ------------       $
                                                                      -             -----------------            ---------------

Class A
                                                                                        31,256,074                  14,177,411
   Sales..............................................................   2,772,820  $                 1,320,122  $

   Reinvestments......................................................     151,047       1,684,174        4,762         52,814

   Redemptions........................................................    (549,665)     (6,108,122)    (113,525)    (1,229,144)
                                                                       -------------                 ------------
                                                                      -             -----------------            ---------------
                                                                                        26,832,126                  13,001,081
   Net increase.......................................................   2,374,202  $                 1,211,359  $
                                                                       =============
                                                                      =             ================

Class B
                                                                                       147,659,411                  76,457,396
   Sales..............................................................  13,235,544  $                 7,101,186  $

   Shares issued through acquisition..................................   3,452,195      40,373,398            0              0

   Reinvestments......................................................     721,215       8,027,121       22,957        254,362

   Redemptions........................................................  (1,022,696)    (11,208,277)    (341,592)    (3,679,842)
                                                                       -------------
                                                                      -             ----------------
                                                                                       184,851,653                  73,031,916
   Net increase.......................................................  16,386,258  $                 6,782,551  $
                                                                       =============                 ============
                                                                      =             =================            ===============
                                                                                       211,683,779                  86,032,997
   Increase derived from capital share transactions...................  18,760,460  $                 7,993,910  $
                                                                       =============
                                                                      =             ================

(a) Commencement of operations was on May 2, 2005.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)



                                                                         Class A
                                                      --------------------------------------               Class B
                                                     -                                      --------------------------------------
                                                          Six months                            Six months
                                                            ended            Year ended            ended           Year ended
                                                        June 30, 2006       December 31,       June 30, 2006      December 31,
                                                      -------------------      2005(a)       ------------------      2005(a)
                                                     -                   --------------------                  -------------------
                                                                                   10.00                                 10.00
Net Asset Value, Beginning of Period.................$         11.05     $                  $         11.04    $
                                                      -------------------                    ------------------
                                                     -                                      -

Income From Investment Operations

   Net investment income.............................           0.17                0.04               0.17               0.04

   Net realized and unrealized gain of investments...           0.26                1.05               0.24               1.05
                                                      -------------------
                                                     -                   -------------------

   Total from investment operations..................           0.43                1.09               0.41               1.09
                                                      -------------------
                                                     -                   -------------------

Less Distributions

   Distributions from net investment income..........          (0.18)              (0.04)             (0.17)             (0.05)

   Distributions from net realized capital gains.....          (0.45)               0.00              (0.45)              0.00
                                                      -------------------
                                                     -                   -------------------

   Total distributions...............................          (0.63)              (0.04)             (0.62)             (0.05)
                                                      -------------------
                                                     -                   -------------------
                                                                                   11.05                                 11.04
Net Asset Value, End of Period.......................$         10.85     $                  $         10.83    $
                                                      ===================
                                                     =                   ===================

Total Return (%).....................................            3.8 (b)            10.9 (b)            3.6 (b)           10.8 (b)

Ratio of operating expenses to average net assets (%)           0.10 (c)            0.10 (c)           0.35 (c)           0.35 (c)

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would
   have been (%).....................................           0.13 (c)            0.34 (c)           0.38 (c)           0.59 (c)

Ratio of net investment income to average net assets
   (%) (d)...........................................           3.51 (c)            1.34 (c)           2.85 (c)           1.33 (c)

Portfolio turnover rate (%)..........................             77 (c)               2 (c)             77 (c)              2 (c)
                                                                                  13,388                                74,899
Net assets, end of period (000)......................$        38,889     $                  $       250,876    $

(a)  Commencement of operations was May 2, 2005.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds--100.1%




Security Description                    Shares      Value*
---------------------------------------------------------------


Investment Companies--100.1%
                                                                       2,400,523
Met Investors Series Trust--Dreman
   Small Cap Value Portfolio,
   (Class A)..........................  191,888 $

Met Investors Series Trust--Harris
   Oakmark International Portfolio,
   (Class A)..........................  290,387    4,776,871

Met Investors Series Trust--Lazard Mid
   Cap Portfolio, (Class A)...........  235,691    2,908,427

Met Investors Series Trust--Legg Mason
   Value Equity Portfolio, (Class A)..  335,119    3,401,455

Met Investors Series Trust--Neuberger
   Berman Real Estate Portfolio,
   (Class A)..........................   67,475    1,030,342

Metropolitan Series Fund, Inc.--Davis
   Venture Value Portfolio, (Class A).  186,170    5,873,679

Metropolitan Series Fund, Inc.--FI
   International Stock Portfolio,
   (Class A)..........................  328,538    4,615,956

Metropolitan Series Fund, Inc.--FI Mid
   Cap Opportunities Portfolio,
   (Class A)..........................  105,392    1,869,649

Metropolitan Series Fund, Inc.--Harris
   Oakmark Large Cap Value Portfolio,
   (Class A)..........................  217,052    2,912,843

Metropolitan Series Fund,
   Inc.--Jennison Growth Portfolio,
   (Class A)..........................  203,046    2,355,339

Security Description                    Shares      Value*
---------------------------------------------------------------


Investment Companies--(Continued)
                                                                       3,875,066
Metropolitan Series Fund,
   Inc.--MetLife Stock Index
   Portfolio, (Class A)...............  120,269 $

Metropolitan Series Fund,
   Inc.--Neuberger Berman Mid Cap
   Value Portfolio, (Class A).........  218,625    4,263,187

Metropolitan Series Fund,
   Inc.--Russell 2000 Index Portfolio,
   (Class A)..........................   98,663    1,418,771

Metropolitan Series Fund, Inc.--T.
   Rowe Price Large Cap Growth
   Portfolio, (Class A)...............  319,853    4,337,205

Metropolitan Series Fund, Inc.--T.
   Rowe Price Small Cap Portfolio,
   (Class A)..........................  121,924    1,848,371

Total Mutual Funds
   (Identified Cost $49,466,669)......            47,887,684
                                                 -------------
                                                -

Total Investments 100.1%
   (Identified Cost $49,466,669) (a)..            47,887,684

Liabilities in excess of other assets.               (59,729)
                                                 -------------
                                                -
                                                                      47,827,955
Total Net Assets--100%.................          $
                                                 =============
                                                =

(a) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $49,466,669 and the composition of unrealized appreciation and depreciation of investment securities was $24,326 and $(1,603,311), respectively.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                               47,887,684
   Investments at value...............                                                                      $

   Cash...............................                                                                                681

   Receivable for:

      Fund shares sold................                                                                            168,021

      Due from Investment Adviser.....                                                                              4,311
                                                                                                             ---------------
                                                                                                            -

         Total Assets.................                                                                         48,060,697

Liabilities

   Payable for:

      Fund shares redeemed............                                                        $  147,035

      Securities purchased............                                                            20,986

   Accrued expenses:

      Service and distribution fees...                                                             6,886

      Other expenses..................                                                            57,835
                                                                                               -------------
                                                                                              -

         Total Liabilities............                                                                            232,742
                                                                                                             ---------------
                                                                                                            -
                                                                                                               47,827,955
Net Assets............................                                                                      $
                                                                                                             ===============
                                                                                                            =

   Net assets consists of:
                                                                                                               49,416,507
      Capital paid in.................                                                                      $

      Overdistributed net investment income                                                                       (22,374)

      Accumulated net realized gains..                                                                             12,807

      Unrealized depreciation on investments                                                                   (1,578,985)
                                                                                                             ---------------
                                                                                                            -
                                                                                                               47,827,955
Net Assets............................                                                                      $
                                                                                                             ===============
                                                                                                            =
Computation of offering price:

Class A
                                                                                                                    11.02
Net asset value and redemption price per share ($10,890,885 divided by 988,037 shares
   outstanding).......................                                                                      $
                                                                                                             ===============
                                                                                                            =

Class B
                                                                                                                    10.99
Net asset value and redemption price per share ($36,937,070 divided by 3,359,678 shares
   outstanding).......................                                                                      $
                                                                                                             ===============
                                                                                                            =
                                                                                                               49,466,669
Identified cost of investments........                                                                      $
                                                                                                             ===============
                                                                                                            =

Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                           305,245
   Dividends from underlying Portfolios                                                               $

Expenses

   Management fees...................                                            $     13,166

   Service and distribution fees--Class B                                               23,480

   Directors' fees and expenses......                                                     370

   Custodian.........................                                                  11,955

   Audit and tax services............                                                   7,693

   Legal.............................                                                   2,501

   Miscellaneous.....................                                                   1,232
                                                                                  --------------------
                                                                                 -

   Total expenses....................                                                  60,397

   Expense reimbursements............                                                 (23,751)              36,646
                                                                                  --------------------
                                                                                 -                    ----------------------

Net Investment Income................                                                                      268,599
                                                                                                       ---------------------
                                                                                                      -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net...................                                                  86,810

   Capital gain distributions from underlying Portfolios                            1,121,554            1,208,364
                                                                                  --------------------
                                                                                 -
Unrealized depreciation on:

   Investments--net...................                                                                   (1,802,605)
                                                                                                       ---------------------
                                                                                                      -

Net loss.............................                                                                     (594,241)
                                                                                                       ---------------------
                                                                                                      -
                                                                                                          (325,642)
Net Decrease in Net Assets From Operations                                                            $
                                                                                                       =====================
                                                                                                      =

                                      See accompanying notes to financial
statements.
 Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                 ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                             --------------     2005(a)
                                                                                            -              -----------------

From Operations
                                                                                                                    31,665
   Net investment income....................................................................$     268,599  $

   Net realized gain........................................................................    1,208,364           95,515

   Unrealized appreciation (depreciation)...................................................   (1,802,605)         223,620
                                                                                             --------------
                                                                                            -              -----------------

   Increase (decrease) in net assets from operations........................................     (325,642)         350,800
                                                                                             --------------
                                                                                            -              -----------------

   From Distributions to Shareholders

      Net investment income

         Class A............................................................................      (95,705)         (10,536)

         Class B............................................................................     (195,268)         (22,499)
                                                                                             --------------
                                                                                            -              -----------------
                                                                                                 (290,973)         (33,035)
                                                                                             --------------
                                                                                            -              -----------------

      Net realized gain

         Class A............................................................................     (401,661)          (7,966)

         Class B............................................................................     (860,147)         (19,928)
                                                                                             --------------
                                                                                            -              -----------------
                                                                                               (1,261,808)         (27,894)
                                                                                             --------------
                                                                                            -              -----------------

   Total distributions......................................................................   (1,552,781)         (60,929)
                                                                                             --------------
                                                                                            -              -----------------

   Increase in net assets from capital share transactions...................................   39,455,939        9,960,568
                                                                                             --------------
                                                                                            -              -----------------

   Total increase in net assets.............................................................   37,577,516       10,250,439


Net Assets

   Beginning of the period..................................................................   10,250,439                0
                                                                                             --------------
                                                                                            -              -----------------
                                                                                                                10,250,439
   End of the period........................................................................$  47,827,955  $
                                                                                             ==============
                                                                                            =              =================

Overdistributed Net Investment Income
                                                                                                                         0
   End of the period........................................................................$     (22,374) $
                                                                                             ==============
                                                                                            =              =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                                Six months ended
                                                                                 June 30, 2006                Year ended
                --------------------------- December 31, 2005(a)
                                                                          -                           --------------------------
                                                                             Shares                      Shares
                                                                           ------------       $        -----------      $
                                                                          -            ----------------           --------------

Class A
                                                                                          12,240,369                 3,587,263
   Sales..................................................................  1,068,578  $                 331,583  $

   Reinvestments..........................................................     43,514        497,366       1,645        18,502

   Redemptions............................................................   (379,887)    (4,305,321)    (77,395)     (845,021)
                                                                           ------------                -----------
                                                                          -            ----------------           --------------
                                                                                           8,432,414                 2,760,744
   Net increase...........................................................    732,205  $                 255,833  $
                                                                           ============
                                                                          =            ===============

Class B
                                                                                          26,193,327                 9,182,446
   Sales..................................................................  2,315,960  $                 843,456  $

   Shares issued through acquisition......................................    631,555      7,571,212           0             0

   Reinvestments..........................................................     92,580      1,055,415       3,778        42,427

   Redemptions............................................................   (340,458)    (3,796,429)   (187,194)   (2,025,049)
                                                                           ------------
                                                                          -            ---------------
                                                                                          31,023,525                 7,199,824
   Net increase...........................................................  2,699,637  $                 660,040  $
                                                                           ============                ===========
                                                                          =            ================           ==============
                                                                                          39,455,939                 9,960,568
   Increase derived from capital share transactions.......................  3,431,842  $                 915,873  $
                                                                           ============
                                                                          =            ===============

(a) Commencement of operations was on May 2, 2005.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights (Unaudited)



                                                                         Class A
                                                            -----------------------------------              Class B
                                                           -                                   -----------------------------------
                                                              Six months                          Six months
                                                                 ended          Year ended          ended
                                                               June 30,        December 31,        June 30,        Year ended
                                                                 2006             2005(a)            2006         December 31,
                                                            ----------------------------------- ---------------      2005(a)
                                                           -                                   -               -------------------
                                                                                      10.00                              10.00
Net Asset Value, Beginning of Period.......................$      11.21     $                  $      11.19    $
                                                            ----------------
                                                           -                -------------------

Income From Investment Operations

   Net investment income...................................        0.12                0.04            0.12               0.03

   Net realized and unrealized gain on investments.........        0.35                1.24            0.33               1.23
                                                            ----------------
                                                           -                -------------------

   Total from Investment Operations........................        0.47                1.28            0.45               1.26
                                                            ----------------
                                                           -                -------------------

Less Distributions

   Distributions from net investment income................       (0.13)              (0.04)          (0.12)             (0.04)

   Distributions from net realized capital gains...........       (0.53)              (0.03)          (0.53)             (0.03)
                                                            ----------------
                                                           -                -------------------

   Total distributions.....................................       (0.66)              (0.07)          (0.65)             (0.07)
                                                            ----------------
                                                           -                -------------------
                                                                                      11.21                              11.19
Net Asset Value, End of Period.............................$      11.02     $                  $      10.99    $
                                                            ================
                                                           =                ===================

Total Return (%)...........................................         4.1 (b)            12.7 (b)         3.8 (b)           12.6 (b)

Ratio of operating expenses to average net assets (%)......        0.10 (c)            0.10 (c)        0.35 (c)           0.35 (c)

Ratio of operating expenses to average net assets without
   giving effect to the contractual expense agreement
   would have been (%).....................................        0.28 (c)            1.76 (c)        0.53 (c)           2.01 (c)

Ratio of net investment income to average net assets
   (%) (d).................................................        2.47 (c)            1.53 (c)        1.87 (c)           1.29 (c)

Portfolio turnover rate (%)................................         103 (c)              57 (c)         103 (c)             57 (c)
                                                                                      2,867                              7,384
Net assets, end of period (000)............................$     10,891     $                  $     36,937    $

(a)  Commencement of operations was May 2, 2005.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.8% of Total Net Assets




Security Description                 Shares        Value*
---------------------------------------------------------------



Aerospace & Defense--1.7%
                                                                      14,548,518
L-3 Communications Holdings, Inc.
   (a)............................   192,900  $

Raytheon Co.......................   330,600       14,734,842
                                               ---------------
                                              -
                                                                      29,283,360
                                               ---------------
                                              -


Air Freight & Logistics--0.7%

Ryder System, Inc.................   212,600       12,422,218
                                               ---------------
                                              -


Automobiles--0.7%

Harley-Davidson, Inc. (a).........   202,000       11,087,780
                                               ---------------
                                              -


Beverages--1.8%

PepsiCo, Inc......................   316,000       18,972,640

The Pepsi Bottling Group, Inc.....   334,800       10,763,820
                                               ---------------
                                              -
                                                                      29,736,460
                                               ---------------
                                              -


Biotechnology--0.5%

Amgen, Inc. (b)...................   138,100        9,008,263
                                               ---------------
                                              -


Capital Markets--3.3%

Lehman Brothers Holdings, Inc.....   201,500       13,127,725

State Street Corp.................   234,600       13,627,914

The Bear Stearns Co., Inc.........    93,400       13,083,472

The Goldman Sachs Group, Inc......   110,500       16,622,515
                                               ---------------
                                              -
                                                                      56,461,626
                                               ---------------
                                              -


Chemicals--1.5%

The Dow Chemical Co...............   410,100       16,006,203

The Lubrizol Corp.................   235,400        9,380,690
                                               ---------------
                                              -
                                                                      25,386,893
                                               ---------------
                                              -


Commercial Banks--2.0%

KeyCorp...........................   379,800       13,551,264

U.S. Bancorp......................   644,300       19,895,984
                                               ---------------
                                              -
                                                                      33,447,248
                                               ---------------
                                              -


Communications Equipment--2.8%

Cisco Systems, Inc. (b)........... 1,479,600       28,896,588

Motorola, Inc.....................   910,200       18,340,530
                                               ---------------
                                              -
                                                                      47,237,118
                                               ---------------
                                              -


Computers & Peripherals--3.0%

Hewlett-Packard Co................   600,000       19,008,000

International Business Machines
   Corp...........................   419,600       32,233,672
                                               ---------------
                                              -
                                                                      51,241,672
                                               ---------------
                                              -


Consumer Finance--1.0%

American Express Co...............   307,200       16,349,184
                                               ---------------
                                              -


Containers & Packaging--0.5%

Temple-Inland, Inc................   203,900        8,741,193
                                               ---------------
                                              -


Diversified Financial
   Services--8.2%

Bank of America Corp..............   856,200       41,183,220

CIT Group, Inc....................   284,200       14,860,818

Security Description                 Shares        Value*
---------------------------------------------------------------



Diversified Financial
   Services--(Continued)
                                                                      48,071,160
Citigroup, Inc.....................  996,500  $

JPMorgan Chase & Co................  828,100       34,780,200
                                               ---------------
                                              -
                                                                     138,895,398
                                               ---------------
                                              -


Diversified Telecommunication Services--2.6%

AT&T, Inc..........................  847,500       23,636,775

Embarq Corp........................   26,959        1,105,049

Verizon Communications, Inc........  556,928       18,651,519
                                               ---------------
                                              -
                                                                      43,393,343
                                               ---------------
                                              -


Electric Utilities--1.9%

FirstEnergy Corp...................  227,400       12,327,354

PPL Corp...........................  631,200       20,387,760
                                               ---------------
                                              -
                                                                      32,715,114
                                               ---------------
                                              -


Electrical Equipment--0.8%

Emerson Electric Co................  155,200       13,007,312
                                               ---------------
                                              -


Electronic Equipment &
   Instruments--0.5%

Vishay Intertechnology, Inc. (b)...  542,700        8,536,671
                                               ---------------
                                              -


Energy Equipment & Services--1.9%

BJ Services Co.....................  236,700        8,819,442

Nabors Industries, Ltd. (b)........  270,100        9,126,679

Patterson-UTI Energy, Inc. (a).....  502,100       14,214,451
                                               ---------------
                                              -
                                                                      32,160,572
                                               ---------------
                                              -


Food & Staples Retailing--0.5%

The Kroger Co. (b).................  399,400        8,730,884
                                               ---------------
                                              -


Food Products--1.4%

Archer-Daniels-Midland Co..........  294,000       12,136,320

General Mills, Inc.................  225,900       11,669,994
                                               ---------------
                                              -
                                                                      23,806,314
                                               ---------------
                                              -


Health Care Equipment &
   Supplies--3.0%

Beckman Coulter, Inc...............  192,800       10,710,040

Becton, Dickinson & Co.............  186,400       11,394,632

Dade Behring Holdings, Inc.........  210,000        8,744,400

Invitrogen Corp. (b)...............  149,300        9,864,251

Waters Corp. (b)...................  223,200        9,910,080
                                               ---------------
                                              -
                                                                      50,623,403
                                               ---------------
                                              -


Health Care Providers &
   Services--2.8%

Aetna, Inc.........................  334,100       13,340,613

Coventry Health Care, Inc. (b).....  271,043       14,891,102

HCA, Inc...........................  210,200        9,070,130

McKesson Corp......................  194,000        9,172,320
                                               ---------------
                                              -
                                                                      46,474,165
                                               ---------------
                                              -


Hotels, Restaurants & Leisure--1.3%

McDonald's Corp....................  398,800       13,399,680

MGM MIRAGE (a) (b).................  219,700        8,963,760
                                               ---------------
                                              -
                                                                      22,363,440
                                               ---------------
                                              -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                 Shares        Value*
---------------------------------------------------------------



Household Durables--1.7%
                                                                      11,574,630
Fortune Brands, Inc...............   163,000  $

Newell Rubbermaid, Inc. (a).......   333,500        8,614,305

The Black & Decker Corp...........    98,000        8,277,080
                                               ---------------
                                              -
                                                                      28,466,015
                                               ---------------
                                              -


Household Products--1.3%

Colgate-Palmolive Co..............   254,900       15,268,510

The Procter & Gamble Co...........   122,650        6,819,340
                                               ---------------
                                              -
                                                                      22,087,850
                                               ---------------
                                              -


Industrial Conglomerates--4.6%

General Electric Co............... 2,042,500       67,320,800

Textron, Inc......................   105,400        9,715,772
                                               ---------------
                                              -
                                                                      77,036,572
                                               ---------------
                                              -


Insurance--4.8%

American International Group, Inc.   168,700        9,961,735

Genworth Financial, Inc. (Class A)   292,100       10,176,764

Prudential Financial, Inc.........   164,200       12,758,340

The Allstate Corp.................   237,700       13,009,321

The Chubb Corp....................   255,000       12,724,500

The St. Paul Travelers Cos., Inc..   340,600       15,183,948

W.R. Berkley Corp.................   224,600        7,665,598
                                               ---------------
                                              -
                                                                      81,480,206
                                               ---------------
                                              -


Internet Software & Services--1.4%

eBay, Inc. (b)....................   245,100        7,178,979

Google, Inc. (Class A) (b)........    15,300        6,415,749

VeriSign, Inc. (a) (b)............   444,400       10,296,748
                                               ---------------
                                              -
                                                                      23,891,476
                                               ---------------
                                              -


IT Services--1.1%

Computer Sciences Corp. (b).......   185,400        8,980,776

Sabre Holdings Corp. (Class A)....   449,300        9,884,600
                                               ---------------
                                              -
                                                                      18,865,376
                                               ---------------
                                              -


Machinery--2.3%

Caterpillar, Inc..................   185,200       13,793,696

Ingersoll-Rand Co., Ltd. (Class A)   249,800       10,686,444

PACCAR, Inc.......................   170,100       14,012,838
                                               ---------------
                                              -
                                                                      38,492,978
                                               ---------------
                                              -


Media--3.2%

The McGraw-Hill Cos., Inc.........   176,200        8,850,526

The Walt Disney Co................   867,600       26,028,000

Time Warner, Inc.................. 1,123,386       19,434,578
                                               ---------------
                                              -
                                                                      54,313,104
                                               ---------------
                                              -


Metals & Mining--1.0%

Nucor Corp........................   309,100       16,768,675
                                               ---------------
                                              -


Multi-Utilities--1.7%

PG&E Corp. (a)....................   469,100       18,426,248

Sempra Energy.....................   217,500        9,891,900
                                               ---------------
                                              -
                                                                      28,318,148
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Multiline Retail--1.5%
                                                                      10,934,105
Dillard's, Inc. (Class A) (a).....   343,300  $

J.C. Penney Co., Inc..............   213,800       14,433,638
                                               ---------------
                                              -
                                                                      25,367,743
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--7.8%

Chevron Corp......................   555,100       34,449,506

ConocoPhillips....................   322,700       21,146,531

Devon Energy Corp.................   226,000       13,652,660

Exxon Mobil Corp..................   621,100       38,104,485

Marathon Oil Corp.................   154,900       12,903,170

Valero Energy Corp................   185,100       12,312,852
                                               ---------------
                                              -
                                                                     132,569,204
                                               ---------------
                                              -


Pharmaceuticals--6.3%

Abbott Laboratories...............   229,900       10,025,939

Johnson & Johnson.................   144,900        8,682,408

Merck & Co., Inc..................   676,200       24,633,966

Pfizer, Inc....................... 1,641,925       38,535,980

Wyeth Pharmaceuticals.............   536,200       23,812,642
                                               ---------------
                                              -
                                                                     105,690,935
                                               ---------------
                                              -


Real Estate--0.6%

Simon Property Group, Inc. (REIT).   122,500       10,160,150
                                               ---------------
                                              -


Road & Rail--1.9%

Con-way, Inc......................   234,100       13,561,413

Union Pacific Corp................   195,400       18,164,384
                                               ---------------
                                              -
                                                                      31,725,797
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--2.9%

Advanced Micro Devices, Inc. (b)..   224,900        5,492,058

Freescale Semiconductor, Inc.
   (Class A) (b)..................   264,100        7,658,900

Freescale Semiconductor, Inc.
   (Class B) (b)..................   264,100        7,764,540

Lam Research Corp. (b)............   183,000        8,531,460

MEMC Electronic Materials, Inc.
   (b)............................   277,600       10,410,000

Texas Instruments, Inc............   272,600        8,257,054
                                               ---------------
                                              -
                                                                      48,114,012
                                               ---------------
                                              -


Software--3.1%

Amdocs, Ltd. (b)..................   272,800        9,984,480

McAfee, Inc. (b)..................   388,400        9,426,468

Microsoft Corp....................   667,200       15,545,760

Oracle Corp. (b).................. 1,244,000       18,025,560
                                               ---------------
                                              -
                                                                      52,982,268
                                               ---------------
                                              -


Specialty Retail--3.4%

American Eagle Outfitters, Inc....   453,500       15,437,140

Barnes & Noble, Inc. (b)..........   184,490        6,733,885

Limited Brands, Inc...............   611,600       15,650,844

The Home Depot, Inc...............   525,100       18,793,329
                                               ---------------
                                              -
                                                                      56,615,198
                                               ---------------
                                              -


Textiles, Apparel & Luxury
   Goods--0.5%

NIKE, Inc. (Class B)..............    95,100        7,703,100
                                               ---------------
                                              -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                 Shares        Value*
---------------------------------------------------------------



Thrifts & Mortgage Finance--1.1%
                                                                       8,746,976
Countrywide Financial Corp.........  229,700  $

Washington Mutual, Inc.............  231,300       10,542,654
                                               ---------------
                                              -
                                                                      19,289,630
                                               ---------------
                                              -


Tobacco--1.6%

Altria Group, Inc..................  174,300       12,798,849

Reynolds American, Inc. (a)........  125,900       14,516,270
                                               ---------------
                                              -
                                                                      27,315,119
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------


Wireless Telecommunication Services--0.6%
                                                                      10,780,427
Sprint Nextel Corp.................  539,291  $
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost $1,573,531,474)             1,669,143,614
                                               ---------------
                                              -

Total Investments--98.8%
   (Identified Cost
   $1,573,531,474) (c).............             1,669,143,614

Other assets less liabilities......                20,860,608
                                               ---------------
                                              -
                                                                   1,690,004,222
Total Net Assets--100%..............           $
                                               ===============
                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 55,022,913 and the collateral received consisted of cash in the amount of $ 55,874,134.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,573,531,474 and the composition of unrealized appreciation and depreciation of investment securities was $138,434,333 and $(42,822,193), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.


Futures Contracts

                                                      Expiration                                Valuation
                                                         Date        Number      Contract         as of           Net
Futures Contracts Long                               -------------     of         Amount        6/30/2006      Unrealized
----------------------------------------------------               Contracts   -------------- --------------  Appreciation
                                                    -             -------------              -              ----------------
                                                                                 23,133,795                        215,255
S&P 500 Index Futures...............................   9/14/2006           73 $              $  23,349,050  $
                                                                                                             ===============
                                                                                                            =

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,669,143,614
   Investments at value.........                                                                          $

   Collateral for securities loaned                                                                             55,874,135

   Receivable for:

      Securities sold...........                                                                                21,623,347

      Fund shares sold..........                                                                                 1,106,435

      Accrued interest and dividends                                                                             2,607,184

      Foreign taxes.............                                                                                     1,507
                                                                                                           -----------------
                                                                                                          -

         Total Assets...........                                                                             1,750,356,222

Liabilities

   Payable for:

      Fund shares redeemed......                                                          $   1,747,856

      Futures variation margin..                                                                 72,054

      Return of collateral for securities loaned                                             55,874,135

      Due to custodian bank.....                                                              1,537,007

   Accrued expenses:

      Management fees...........                                                                681,755

      Service and distribution fees                                                              12,102

      Other expenses............                                                                427,091
                                                                                           ---------------
                                                                                          -

         Total Liabilities......                                                                                60,352,000
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,690,004,222
Net Assets......................                                                                          $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,855,772,762
      Capital paid in...........                                                                          $

      Undistributed net investment income                                                                       11,541,587

      Accumulated net realized losses                                                                         (273,137,522)

      Unrealized appreciation on investments and futures contracts                                              95,827,395
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,690,004,222
Net Assets......................                                                                          $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     27.86
Net asset value and redemption price per share ($1,613,700,766 divided by 57,922,804
   shares outstanding)..........                                                                          $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     27.55
Net asset value and redemption price per share ($34,756,585 divided by 1,261,610 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     27.66
Net asset value and redemption price per share ($41,546,871 divided by 1,502,081 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,573,531,474
Identified cost of investments..                                                                          $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                   15,953,016
   Dividends......................                                                              $

   Interest.......................                                                                    210,180(a)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   16,163,196

Expenses

   Management fees................                                      $   4,328,243

   Service and distribution fees--Class B                                       43,428

   Service and distribution fees--Class E                                       32,907

   Directors' fees and expenses...                                             10,573

   Custodian......................                                            191,284

   Audit and tax services.........                                             13,760

   Legal..........................                                             25,862

   Printing.......................                                            307,884

   Insurance......................                                             16,596

   Miscellaneous..................                                             20,667
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          4,991,204

   Expense reductions.............                                           (182,979)              4,808,225
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Income.............                                                                 11,354,971
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net................                                         50,399,798

   Futures contracts--net..........                                           (566,735)             49,833,063
                                                                         -----------------------
                                                                        -
Unrealized appreciation (depreciation) on:

   Investments--net................                                        (32,598,672)

   Futures contracts--net..........                                            307,962             (32,290,710)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net gain..........................                                                                 17,542,353
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   28,897,324
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $19,143.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                23,522,403
   Net investment income.................................................................$     11,354,971 $

   Net realized gain.....................................................................      49,833,063      187,075,344

   Unrealized depreciation...............................................................     (32,290,710)    (148,479,731)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from operations................................................      28,897,324       62,118,016
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (22,120,023)     (19,890,110)

         Class B.........................................................................        (381,997)        (264,556)

         Class E.........................................................................        (521,088)        (466,636)
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................     (23,023,108)     (20,621,302)
                                                                                          ----------------
                                                                                         -                ------------------

   Decrease in net assets from capital share transactions................................    (106,755,404)    (206,323,663)
                                                                                          ----------------
                                                                                         -                ------------------

   Total (decrease) in net assets........................................................    (100,881,188)    (164,826,949)


Net Assets

   Beginning of the period...............................................................   1,790,885,410    1,955,712,359
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             1,790,885,410
   End of the period.....................................................................$  1,690,004,222 $
                                                                                          ================
                                                                                         =                ==================

Undistributed Net Investment Income
                                                                                                                23,209,724
   End of the period.....................................................................$     11,541,587 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                           June 30, 2006                   Year ended
                                                                    -----------------------------       December 31, 2005
                                                                   -                             -------------------------------
                                                                       Shares                        Shares
                                                                    -------------       $         -------------        $
                                                                   -             -----------------             -----------------

Class A
                                                                                      33,792,478                    69,601,355
   Sales...........................................................  1,188,864   $                  2,577,721  $

   Reinvestments...................................................    775,325        22,120,023      776,048       19,890,110

   Redemptions..................................................... (5,607,615)     (159,371,216) (10,956,114)    (295,454,296)
                                                                    -------------
                                                                   -             ----------------
                                                                                    (103,458,715)                 (205,962,831)
   Net decrease.................................................... (3,643,426)  $                 (7,602,345) $
                                                                    =============                 =============
                                                                   =             =================             =================

Class B
                                                                                       6,508,347                    11,174,376
   Sales...........................................................    231,774   $                    420,244  $

   Reinvestments...................................................     13,536           381,997       10,428          264,556

   Redemptions.....................................................   (208,003)       (5,873,983)    (205,813)      (5,472,786)
                                                                    -------------
                                                                   -             ----------------
                                                                                       1,016,361                     5,966,146
   Net increase....................................................     37,307   $                    224,859  $
                                                                    =============                 =============
                                                                   =             =================             =================

Class E
                                                                                       1,971,138                     3,799,271
   Sales...........................................................     69,661   $                    142,097  $

   Reinvestments...................................................     18,394           521,088       18,328          466,636

   Redemptions.....................................................   (241,692)       (6,805,276)    (394,790)     (10,592,885)
                                                                    -------------
                                                                   -             ----------------
                                                                                      (4,313,050)                   (6,326,978)
   Net decrease....................................................   (153,637)  $                   (234,365) $
                                                                    =============                 =============
                                                                   =             =================             =================
                                                                                    (106,755,404)                 (206,323,663)
   Decrease derived from capital share transactions................ (3,759,756)  $                 (7,611,851) $
                                                                    =============                 =============
                                                                   =                             =

                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights (Unaudited)



                                                                                 Class A
                                           ------------------------------------------------------------------------------------
                                          -
                                             Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                           ---------------                       Year ended December 31,
                                          -               ---------------------------------------------------------------------
                                                               2005                       2003                        2001
                                                           -------------     2004      ------------     2002      -------------
                                                          -             ---------------            ---------------
                                                                 27.15                       19.12                      36.34
Net Asset Value, Beginning of Period......$      27.80    $             $      24.67  $            $      26.01  $
                                           ---------------
                                          -               --------------

Income From Investment Operations

   Net investment income..................        0.21            0.38          0.29          0.19         0.19          0.18

   Net realized and unrealized gain
      (loss) on investments...............        0.23            0.57          2.37          5.54        (6.96)        (6.00)
                                           ---------------
                                          -               --------------

   Total from investment operations.......        0.44            0.95          2.66          5.73        (6.77)        (5.82)
                                           ---------------
                                          -               --------------

Less Distributions

   Distributions from net investment
      income..............................       (0.38)          (0.30)        (0.18)        (0.18)       (0.12)        (0.25)

   Distributions from net realized
      capital gains.......................        0.00            0.00          0.00          0.00         0.00         (4.26)
                                           ---------------
                                          -               --------------

   Total distributions....................       (0.38)          (0.30)        (0.18)        (0.18)       (0.12)        (4.51)
                                           ---------------
                                          -               --------------
                                                                 27.80                       24.67                      26.01
Net Asset Value, End of Period............$      27.86    $             $      27.15  $            $      19.12  $
                                           ===============
                                          =               ==============

Total Return (%)..........................        1.5 (b)          3.6          10.9          30.2        (26.1)        (17.0)

Ratio of operating expenses to average
   net assets before expense
   reductions (%).........................       0.56 (c)         0.55          0.54          0.56         0.54          0.53

Ratio of operating expenses to average
   net assets after expense
   reductions (%) (d).....................       0.54 (c)         0.53          0.53          0.55         0.52          0.50

Ratio of net investment income to average
   net assets (%).........................       1.30 (c)         1.28          1.09          0.83         0.79          0.58

Portfolio turnover rate (%)...............         84 (c)           93            89            75           79           101
                                                             1,711,587                   1,886,744                  2,457,339
Net assets, end of period (000)...........$ 1,613,701     $             $  1,877,980  $            $  1,564,635  $


                                                                                  Class B
                                           ---------------------------------------------------------------------------------------
                                          -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                           -----------------                       Year ended December 31,
                                          -                 ----------------------------------------------------------------------
                                                                 2005                       2003                      2001(a)
                                                             -------------    2004      -------------    2002      ---------------
                                                            -             --------------             --------------
                                                                  26.83                       18.93                     29.14
Net Asset Value, Beginning of Period......$        27.46    $             $      24.40 $             $     25.80  $
                                           -----------------                                          ------------
                                          -                 --------------                           -            ----------------

Income From Investment Operations

   Net investment income..................          0.15           0.27           0.24         0.14         0.12         0.02

   Net realized and unrealized gain
      (loss) on investments...............          0.25           0.60           2.33         5.48        (6.87)       (3.36)
                                           -----------------                                          ------------
                                          -                 --------------                           -            ----------------

   Total from investment operations.......          0.40           0.87           2.57         5.62        (6.75)       (3.34)
                                           -----------------                                          ------------
                                          -                 --------------                           -            ----------------

Less Distributions

   Distributions from net investment
      income..............................         (0.31)         (0.24)         (0.14)       (0.15)       (0.12)        0.00
                                           -----------------                                          ------------
                                          -                 --------------                           -            ----------------

   Total distributions....................         (0.31)         (0.24)         (0.14)       (0.15)       (0.12)        0.00
                                           -----------------                                          ------------
                                          -                 --------------                           -            ----------------
                                                                  27.46                       24.40                     25.80
Net Asset Value, End of Period............$        27.55    $             $      26.83 $             $     18.93  $
                                           =================                                          ============
                                          =                 ==============                           =            ================

Total Return (%)..........................           1.4 (b)        3.3           10.6         29.9        (26.3)       (11.5)(b)

Ratio of operating expenses to average
   net assets before expense
   reductions (%).........................          0.81 (c)       0.80           0.79         0.81         0.79         0.78 (c)

Ratio of operating expenses to average
   net assets after expense
   reductions (%) (d).....................          0.79 (c)       0.78           0.78         0.80         0.77         0.75 (c)

Ratio of net investment income to average
   net assets (%).........................          1.06 (c)       1.06           0.98         0.59         0.61         0.45 (c)

Portfolio turnover rate (%)...............            84 (c)         93             89           75           79          101
                                                                 33,624                      14,219                     2,849
Net assets, end of period (000)...........$       34,757    $             $     26,815 $             $     6,486  $

(a)  Commencement of operations was May 1,2001 for Classes B and E.
(b) Periods less than one year are not computed on an annualized basis. (c)
Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights (Unaudited)



                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              26.94                  19.01               29.23
Net Asset Value, Beginning of Period....................$      27.59     $          $    24.50  $          $   25.89 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income................................        0.17           0.32       0.24        0.16      0.16      0.01

   Net realized and unrealized gain (loss) of
      investments.......................................        0.24           0.59       2.37        5.51     (6.92)    (3.35)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        0.41           0.91       2.61        5.67     (6.76)    (3.34)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net investment income.............       (0.34)         (0.26)     (0.17)      (0.18)    (0.12)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (0.34)         (0.26)     (0.17)      (0.18)    (0.12)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              27.59                  24.50               25.89
Net Asset Value, End of Period..........................$      27.66     $          $    26.94  $          $   19.01 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         1.5 (b)        3.5       10.7        30.0     (26.2)    (11.4)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        0.71 (c)       0.70       0.69        0.71      0.69      0.68 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        0.69 (c)       0.68       0.68        0.70      0.67      0.65 (c)

Ratio of net investment income to average net assets (%)        1.15 (c)       1.13       0.98        0.71      0.79      0.43 (c)

Portfolio turnover rate (%).............................          84 (c)         93         89          75        79       101
                                                                             45,674                 35,008                  11
Net assets, end of period (000).........................$     41,547     $          $   50,917  $          $   7,575 $

(a)  Commencement of operations was May 1,2001 for Classes B and E.
(b) Periods less than one year are not computed on an annualized basis. (c)
Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.3% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--1.5%
                                                                         761,742
L-3 Communications Holdings, Inc.....   10,100 $

Lockheed Martin Corp.................   10,700       767,618

Raytheon Co..........................   19,800       882,486
                                                --------------
                                               -
                                                                       2,411,846
                                                --------------
                                               -


Beverages--1.1%

Anheuser-Busch Cos., Inc.............   17,800       811,502

The Pepsi Bottling Group, Inc........   26,700       858,405
                                                --------------
                                               -
                                                                       1,669,907
                                                --------------
                                               -


Capital Markets--4.2%

Capital One Financial Corp...........   11,100       948,495

Lehman Brothers Holdings, Inc........   31,200     2,032,680

State Street Corp....................   12,600       731,934

The Bear Stearns Co., Inc............   11,500     1,610,920

The Goldman Sachs Group, Inc.........    8,400     1,263,612
                                                --------------
                                               -
                                                                       6,587,641
                                                --------------
                                               -


Chemicals--1.7%

Rohm & Haas Co.......................   20,400     1,022,448

The Dow Chemical Co..................   23,500       917,205

The Lubrizol Corp....................   16,500       657,525
                                                --------------
                                               -
                                                                       2,597,178
                                                --------------
                                               -


Commercial Banks--4.5%

BB&T Corp............................   22,700       944,093

KeyCorp..............................   39,300     1,402,224

SunTrust Banks, Inc..................   19,200     1,464,192

The Colonial BancGroup, Inc..........   44,500     1,142,760

U.S. Bancorp.........................   70,000     2,161,600
                                                --------------
                                               -
                                                                       7,114,869
                                                --------------
                                               -


Communications Equipment--0.5%

Motorola, Inc........................   36,800       741,520
                                                --------------
                                               -


Computers & Peripherals--1.7%

Hewlett-Packard Co...................   43,000     1,362,240

International Business Machines Corp.    7,427       570,542

Western Digital Corp. (a)............   39,800       788,438
                                                --------------
                                               -
                                                                       2,721,220
                                                --------------
                                               -


Containers & Packaging--1.0%

Temple-Inland, Inc...................   38,100     1,633,347
                                                --------------
                                               -


Diversified Financial Services--13.4%

Bank of America Corp.................  144,900     6,969,690

CIT Group, Inc.......................   21,800     1,139,922

Citigroup, Inc.......................  150,956     7,282,117

JPMorgan Chase & Co..................  134,500     5,649,000
                                                --------------
                                               -
                                                                      21,040,729
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Diversified Telecommunication Services--4.9%
                                                                       1,008,514
ALLTEL Corp..........................   15,800 $

AT&T, Inc............................  139,900     3,901,811

Embarq Corp..........................    2,867       117,518

Verizon Communications, Inc..........   79,290     2,655,422
                                                --------------
                                               -
                                                                       7,683,265
                                                --------------
                                               -


Electric Utilities--3.2%

CenterPoint Energy, Inc..............  117,500     1,468,750

FirstEnergy Corp.....................   27,900     1,512,459

PPL Corp.............................   60,360     1,949,628
                                                --------------
                                               -
                                                                       4,930,837
                                                --------------
                                               -


Food & Staples Retailing--0.6%

The Kroger Co. (a)...................   41,700       911,562
                                                --------------
                                               -


Food Products--1.6%

Archer-Daniels-Midland Co............   38,100     1,572,768

General Mills, Inc...................   16,800       867,888
                                                --------------
                                               -
                                                                       2,440,656
                                                --------------
                                               -


Gas Utilities--0.7%

AGL Resources, Inc...................   29,700     1,132,164
                                                --------------
                                               -


Health Care Providers & Services--1.1%

Community Health Systems, Inc. (a)...   23,700       870,975

Coventry Health Care, Inc. (a).......   15,800       868,052
                                                --------------
                                               -
                                                                       1,739,027
                                                --------------
                                               -


Hotels, Restaurants & Leisure--1.1%

McDonald's Corp......................   50,412     1,693,843
                                                --------------
                                               -


Household Durables--1.6%

Fortune Brands, Inc..................   13,100       930,231

Newell Rubbermaid, Inc...............   35,900       930,144

The Black & Decker Corp..............    7,700       650,342
                                                --------------
                                               -
                                                                       2,510,717
                                                --------------
                                               -


Household Products--1.4%

The Procter & Gamble Co..............   38,400     2,155,369
                                                --------------
                                               -


Independent Power Producers & Energy Traders--0.6%

TXU Corp.............................   15,600       932,724
                                                --------------
                                               -


Industrial Conglomerates--2.1%

General Electric Co..................   98,800     3,256,448
                                                --------------
                                               -


Insurance--7.8%

ACE, Ltd.............................   15,300       774,027

American International Group, Inc....   24,960     1,473,888

Genworth Financial, Inc. (Class A)...   34,500     1,201,980

Nationwide Financial Services, Inc...   19,500       859,560

Prudential Financial, Inc............   12,800       994,560

The Allstate Corp....................   38,000     2,079,740

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Insurance--(Continued)
                                                                       1,576,840
The Chubb Corp.......................   31,600 $

The St. Paul Travelers Cos., Inc.....   51,300     2,286,954

W.R. Berkley Corp....................   28,750       981,238
                                                --------------
                                               -
                                                                      12,228,787
                                                --------------
                                               -


IT Services--0.9%

Computer Sciences Corp. (a)..........   15,800       765,352

Sabre Holdings Corp. (Class A).......   31,300       688,600
                                                --------------
                                               -
                                                                       1,453,952
                                                --------------
                                               -


Machinery--2.9%

Caterpillar, Inc.....................   14,800     1,102,674

Cummins, Inc.........................   10,600     1,295,850

Ingersoll-Rand Co., Ltd. (Class A)...   27,800     1,189,481

Parker-Hannifin Corp.................   12,000       931,200
                                                --------------
                                               -
                                                                       4,519,205
                                                --------------
                                               -


Media--4.3%

The McGraw-Hill Cos., Inc............   18,700       939,301

The Walt Disney Co...................   97,590     2,927,700

Time Warner, Inc.....................  161,600     2,795,680
                                                --------------
                                               -
                                                                       6,662,681
                                                --------------
                                               -


Metals & Mining--1.3%

Nucor Corp...........................   19,900     1,079,575

Phelps Dodge Corp....................   10,900       895,544
                                                --------------
                                               -
                                                                       1,975,119
                                                --------------
                                               -


Multi-Utilities--1.9%

PG&E Corp............................   40,900     1,606,552

Sempra Energy........................   31,000     1,409,880
                                                --------------
                                               -
                                                                       3,016,432
                                                --------------
                                               -


Multiline Retail--0.7%

J.C. Penney Co., Inc.................   17,300     1,167,923
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--13.4%

Chevron Corp.........................   81,286     5,044,609

ConocoPhillips.......................   62,400     4,089,072

Devon Energy Corp....................   21,700     1,310,897

Exxon Mobil Corp.....................  117,500     7,208,625

Hess Corp............................   30,200     1,596,070

Valero Energy Corp...................   26,900     1,789,388
                                                --------------
                                               -
                                                                      21,038,661
                                                --------------
                                               -


Pharmaceuticals--5.7%

Merck & Co., Inc.....................   67,100     2,444,453

Pfizer, Inc..........................  209,100     4,907,577

Wyeth Pharmaceuticals................   35,470     1,575,223
                                                --------------
                                               -
                                                                       8,927,253
                                                --------------
                                               -


Real Estate--3.4%

CB Richard Ellis Group, Inc. (a).....   24,000       597,600

Host Hotels & Resorts, Inc. (REIT)...   78,200     1,710,234

Security Description                 Shares        Value*
---------------------------------------------------------------



Real Estate--(Continued)
                                                                       1,026,528
HRPT Properties Trust (REIT)......     88,800  $

Simon Property Group, Inc. (REIT).     23,700      1,965,678
                                                --------------
                                               -
                                                                       5,300,040
                                                --------------
                                               -


Road & Rail--1.0%

Burlington Northern Santa Fe Corp.     10,200        808,350

Union Pacific Corp................      8,700        808,752
                                                --------------
                                               -
                                                                       1,617,102
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--0.6%

Freescale Semiconductor, Inc.
   (Class A) (a)..................     20,600        597,400

Freescale Semiconductor, Inc.
   (Class B) (a)..................     10,500        308,700
                                                --------------
                                               -
                                                                         906,100
                                                --------------
                                               -


Software--0.5%

McAfee, Inc. (a)..................     31,800        771,786
                                                --------------
                                               -


Specialty Retail--0.9%

Barnes & Noble, Inc. (a)..........     16,061        586,227

The Home Depot, Inc...............     22,200        794,538
                                                --------------
                                               -
                                                                       1,380,765
                                                --------------
                                               -


Thrifts & Mortgage Finance--2.1%

Countrywide Financial Corp........     22,800        868,224

Federal National Mortgage
   Association....................     13,120        631,072

Washington Mutual, Inc............     37,500      1,709,250
                                                --------------
                                               -
                                                                       3,208,546
                                                --------------
                                               -


Tobacco--1.7%

Altria Group, Inc.................     18,800      1,380,484

Reynolds American, Inc............     10,800      1,245,240
                                                --------------
                                               -
                                                                       2,625,724
                                                --------------
                                               -


Wireless Telecommunication Services--0.7%

Sprint Nextel Corp................     57,054      1,140,509
                                                --------------
                                               -

Total Common Stock
   (Identified Cost--$142,133,860).               153,845,454
                                                --------------
                                               -

Short Term Investments--1.7%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Discount Notes--1.7%

Federal Home Loan Bank
   4.750, 07/03/06................$ 2,700,000      2,699,288
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost--$2,699,288)...                 2,699,288
                                                --------------
                                               -

Total Investments--100.0%
   (Identified Cost $144,833,148)
   (b)............................               156,544,742

Liabilities in excess of other
   assets.........................                   (50,542)
                                                --------------
                                               -
                                                                     156,494,200
Total Net Assets--100%.............             $
                                                ==============
                                               =

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited) (a) Non-Income
Producing.
(b) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $144,833,148 and the composition of unrealized appreciation and depreciation of investment securities was $14,345,596 and $(2,634,002), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.


Futures Contracts
                                                         Expiration                             Valuation
                                                            Date       Number      Contract       as of           Net
Futures Contracts Long                                   ------------    of         Amount      6/30/2006      Unrealized
--------------------------------------------------------              Contracts  ------------- -------------  Appreciation
                                                        -            ------------             -             ----------------
                                                                                   2,539,100                        19,700
S&P 500 Index Futures...................................   9/14/2006          8 $             $   2,558,800 $
                                                                                                             ===============
                                                                                                            =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets

   Investments at value............                                                                        $  156,544,742

   Cash............................                                                                                12,764

   Receivable for:

      Securities sold..............                                                                             6,860,408

      Fund shares sold.............                                                                               397,730

      Accrued interest and dividends                                                                              239,673
                                                                                                            ----------------
                                                                                                           -

         Total Assets..............                                                                           164,055,317

Liabilities

   Payable for:

      Fund shares redeemed.........                                                          $    494,410

      Securities purchased.........                                                             6,888,682

      Futures variation margin.....                                                                 9,613

   Accrued expenses:

      Management fees..............                                                                86,813

      Service and distribution fees                                                                18,114

      Other expenses...............                                                                63,485
                                                                                              -------------
                                                                                             -

         Total Liabilities.........                                                                             7,561,117
                                                                                                            ----------------
                                                                                                           -
                                                                                                              156,494,200
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:

      Capital paid in..............                                                                        $  140,843,047

      Undistributed net investment income                                                                       1,084,119

      Accumulated net realized gains                                                                            2,835,740

      Unrealized appreciation on investments and futures contracts                                             11,731,294
                                                                                                            ----------------
                                                                                                           -

Net Assets.........................                                                                        $  156,494,200
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A

Net asset value and redemption price per share ($38,664,322 divided by 3,168,432 shares
   outstanding)....................                                                                        $        12.20
                                                                                                            ================
                                                                                                           =

Class B

Net asset value and redemption price per share ($54,605,598 divided by 4,490,443 shares
   outstanding)....................                                                                        $        12.16
                                                                                                            ================
                                                                                                           =

Class E

Net asset value and redemption price per share ($63,224,280 divided by 5,192,007 shares
   outstanding)....................                                                                        $        12.18
                                                                                                            ================
                                                                                                           =

Identified cost of investments.....                                                                        $  144,833,148
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                       1,687,845
   Dividends.........................                                                               $

   Interest..........................                                                                     71,191
                                                                                                     -----------------------
                                                                                                    -
                                                                                                       1,759,036

Expenses

   Management fees...................                                       $    498,219

   Service and distribution fees--Class B                                          54,980

   Service and distribution fees--Class E                                          45,256

   Directors' fees and expenses......                                             10,573

   Custodian.........................                                             40,425

   Audit and tax services............                                             13,760

   Legal.............................                                              2,082

   Printing..........................                                             23,873

   Insurance.........................                                              1,160

   Miscellaneous.....................                                             14,888
                                                                             -----------------------
                                                                            -

   Total expenses....................                                            705,216

   Expense reductions................                                            (14,370)                690,846
                                                                             -----------------------
                                                                            -                       ------------------------

Net Investment Income................                                                                  1,068,190
                                                                                                     -----------------------
                                                                                                    -

Realized and Unrealized Gain Realized gain (loss) on:

   Investments--net...................                                          5,114,253

   Futures contracts--net.............                                           (117,349)              4,996,904
                                                                             -----------------------
                                                                            -
Unrealized appreciation on:

   Investments--net...................                                          1,109,313

   Futures contracts--net.............                                             41,152               1,150,465
                                                                             -----------------------
                                                                            -                       ------------------------

Net gain.............................                                                                  6,147,369
                                                                                                     -----------------------
                                                                                                    -
                                                                                                       7,215,559
Net Increase in Net Assets From Operations                                                          $
                                                                                                     =======================
                                                                                                    =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 1,815,706
   Net investment income...................................................................$    1,068,190  $

   Net realized gain.......................................................................     4,996,904       11,494,440

   Unrealized appreciation (depreciation)..................................................     1,150,465       (6,010,308)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................     7,215,559        7,299,838
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................      (515,159)        (368,702)

         Class B...........................................................................      (516,442)        (183,294)

         Class E...........................................................................      (736,583)        (506,615)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (1,768,184)      (1,058,611)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................    (2,523,701)        (397,064)

         Class B...........................................................................    (3,063,517)        (240,573)

         Class E...........................................................................    (4,039,624)        (625,819)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (9,626,842)      (1,263,456)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (11,395,026)      (2,322,067)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................    26,828,945       16,279,118
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    22,649,478       21,256,889


Net Assets

   Beginning of the period.................................................................   133,844,722      112,587,833
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               133,844,722
   End of the period.......................................................................$  156,494,200  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 1,784,113
   End of the period.......................................................................$    1,084,119  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                             Six months ended
                                                                              June 30, 2006                 Year ended
                                                                        ---------------------------      December 31, 2005
                                                                       -                           -----------------------------
                                                                          Shares                      Shares
                                                                        ------------       $        ------------       $
                                                                       -            ----------------            ----------------

Class A
                                                                                        5,622,835                   9,144,105
   Sales...............................................................    440,133  $                  756,813  $

   Reinvestments.......................................................    246,661      3,038,861       66,243        765,766

   Redemptions.........................................................   (612,176)    (7,880,069)    (806,644)    (9,794,697)
                                                                        ------------
                                                                       -            ---------------
                                                                                          781,627                     115,174
   Net increase........................................................     74,618  $                   16,412  $
                                                                        ============                ============
                                                                       =            ================            ================

Class B
                                                                                       19,138,096                  22,826,855
   Sales...............................................................  1,518,218  $                1,891,148  $

   Reinvestments.......................................................    291,528      3,579,959       36,762        423,867

   Redemptions.........................................................   (256,481)    (3,265,448)    (306,813)    (3,727,418)
                                                                        ------------
                                                                       -            ---------------
                                                                                       19,452,607                  19,523,304
   Net increase........................................................  1,553,265  $                1,621,097  $
                                                                        ============                ============
                                                                       =            ================            ================

Class E
                                                                                       12,217,768                  13,633,205
   Sales...............................................................    968,470  $                1,129,889  $

   Reinvestments.......................................................    388,309      4,776,206       98,131      1,132,434

   Redemptions.........................................................   (817,475)   (10,399,263)  (1,497,577)   (18,124,999)
                                                                        ------------
                                                                       -            ---------------
                                                                                        6,594,711                  (3,359,360)
   Net increase (decrease).............................................    539,304  $                 (269,557) $
                                                                        ============                ============
                                                                       =            ================            ================
                                                                                       26,828,945                  16,279,118
   Increase derived from capital share transactions....................  2,167,187  $                1,367,952  $
                                                                        ============                ============
                                                                       =                           =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)


                                                                                            Class A
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ----------------                  Year ended
                                                                -                -----------------------------------------------
                                                                                    2005                   2003
                                                                                  ----------   2004     -----------   2002(a)
                                                                                 -          ------------           -------------
                                                                                      12.11                  7.95
Net Asset Value, Beginning of Period............................$      12.56     $          $    10.67 $           $   10.00
                                                                 ----------------
                                                                -                -----------

Income From Investment Operations

   Net investment income........................................        0.11           0.19       0.15       0.11       0.06

   Net realized and unrealized gain (loss) on investments.......        0.58           0.51       1.29       2.71      (2.06)
                                                                 ----------------
                                                                -                -----------

   Total from investment operations.............................        0.69           0.70       1.44       2.82      (2.00)
                                                                 ----------------
                                                                -                -----------

Less Distributions

   Distributions from net investment income.....................       (0.18)         (0.12)      0.00      (0.10)     (0.05)

   Distributions from net realized capital gains................       (0.87)         (0.13)      0.00       0.00       0.00
                                                                 ----------------
                                                                -                -----------

   Total distributions..........................................       (1.05)         (0.25)      0.00      (0.10)     (0.05)
                                                                 ----------------
                                                                -                -----------
                                                                                      12.56                 10.67
Net Asset Value, End of Period..................................$      12.20     $          $    12.11 $           $    7.95
                                                                 ================
                                                                =                ===========

Total Return (%)................................................         5.4 (b)        6.0       13.4       35.7      (20.0)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%).......................................        0.85 (c)       0.85       0.93       0.94       0.85 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)...........................................        0.83 (c)       0.83       0.89        N/A        N/A

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would
   have been (%)................................................         N/A            N/A        N/A       1.05       2.33 (c)

Ratio of net investment income to average net assets (%)........        1.64 (c)       1.59       1.31       1.28       1.18 (c)

Portfolio turnover rate (%).....................................          69 (c)        109         31         51         84 (c)
                                                                                     38,850                33,113
Net assets, end of period (000).................................$     38,664     $          $   37,259 $           $   4,642


                                                                                                 Class B
                                                                  ------------------------------------------------------------------
                                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                  ----------------               Year ended December 31,
                                                                 -                -------------------------------------------------
                                                                                     2005                  2003
                                                                                   ----------   2004     ----------       2002(a)
                                                                                  -          ------------          -----------------
                                                                                       12.07                 7.95
Net Asset Value, Beginning of Period.............................$      12.50     $          $    10.66 $          $    8.30
                                                                  ----------------
                                                                 -                -----------

Income From Investment Operations

   Net investment income.........................................        0.07           0.13       0.08      0.04       0.03

   Net realized and unrealized gain (loss) on investments........        0.61           0.53       1.33      2.76      (0.36)
                                                                  ----------------
                                                                 -                -----------

   Total from investment operations..............................        0.68           0.66       1.41      2.80      (0.33)
                                                                  ----------------
                                                                 -                -----------

Less Distributions

   Distributions from net investment income......................       (0.15)         (0.10)      0.00     (0.09)     (0.02)

   Distributions from net realized capital gains.................       (0.87)         (0.13)      0.00      0.00       0.00
                                                                  ----------------
                                                                 -                -----------

   Total distributions...........................................       (1.02)         (0.23)      0.00     (0.09)     (0.02)
                                                                  ----------------
                                                                 -                -----------
                                                                                       12.50                10.66
Net Asset Value, End of Period...................................$      12.16     $          $    12.07 $          $    7.95
                                                                  ================
                                                                 =                ===========

Total Return (%).................................................         5.4 (b)        5.6       13.2      35.4       (4.0)(b)

Ratio of operating expenses to average net assets before expense
   reductions (%)................................................        1.10 (c)       1.10       1.18      1.19      1.10 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)............................................        1.08 (c)       1.08       1.14       N/A        N/A

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been
   (%)...........................................................         N/A            N/A        N/A      1.30      2.58 (c)

Ratio of net investment income to average net assets (%).........        1.40 (c)       1.38       1.46      1.02      0.93 (c)

Portfolio turnover rate (%)......................................          69 (c)        109         31        51        84 (c)
                                                                                      36,725                   61
Net assets, end of period (000)..................................$     54,606     $          $   15,880 $          $       1

(a)  Commencement of operations was May 1, 2002 for Classes A and E and July 30, 2002 for Class B .
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)


                                                                                            Class E
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ----------------            Year ended December 31,
                                                                -                -----------------------------------------------
                                                                                    2005                   2003
                                                                                  ----------   2004     -----------   2002(a)
                                                                                 -          ------------           -------------
                                                                                      12.08                  7.95
Net Asset Value, Beginning of Period............................$      12.52     $          $    10.66 $           $   10.00
                                                                 ----------------
                                                                -                -----------

Income From Investment Operations

   Net investment income........................................        0.09           0.18       0.12       0.08       0.04

   Net realized and unrealized gain (loss) on investments.......        0.60           0.49       1.30       2.72      (2.04)
                                                                 ----------------
                                                                -                -----------

   Total from investment operations.............................        0.69           0.67       1.42       2.80      (2.00)
                                                                 ----------------
                                                                -                -----------

Less Distributions

   Distributions from net investment income.....................       (0.16)         (0.10)      0.00      (0.09)     (0.05)

   Distributions from net realized capital gains................       (0.87)         (0.13)      0.00       0.00       0.00
                                                                 ----------------
                                                                -                -----------

   Total distributions..........................................       (1.03)         (0.23)      0.00      (0.09)     (0.05)
                                                                 ----------------
                                                                -                -----------
                                                                                      12.52                 10.66
Net Asset Value, End of Period..................................$      12.18     $          $    12.08 $           $    7.95
                                                                 ================
                                                                =                ===========

Total Return (%)................................................         5.4 (b)        5.7       13.3       35.4      (20.0)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%).......................................        1.00 (c)       1.00       1.08       1.09       1.00 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)...........................................        0.98 (c)       0.98       1.04        N/A        N/A

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would
   have been (%)................................................         N/A            N/A        N/A       1.20       2.48 (c)

Ratio of net investment income to average net assets (%)........        1.49 (c)       1.44       1.21       1.14       1.03 (c)

Portfolio turnover rate (%).....................................          69 (c)        109         31         51         84 (c)
                                                                                     58,269                29,051
Net assets, end of period (000).................................$     63,224     $          $   59,449 $           $   4,911

(a)  Commencement of operations was May 1, 2002 for Classes A and E and July 30, 2002 for Class B .
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--97.6% of Total Net Assets



Security Description                   Shares      Value*
---------------------------------------------------------------




Aerospace & Defense--10.7%
                                                                       4,726,207
Boeing Co............................   57,700 $

General Dynamics Corp................  145,000     9,491,700

Honeywell International, Inc.........  477,500    19,243,250

United Technologies Corp.............  317,200    20,116,824
                                                --------------
                                               -
                                                                      53,577,981
                                                --------------
                                               -


Beverages--3.3%

PepsiCo, Inc.........................  273,500    16,420,940
                                                --------------
                                               -


Biotechnology--2.2%

Amylin Pharmaceuticals, Inc. (a)(b)..  117,200     5,786,164

Genzyme Corp. (b)....................   51,800     3,162,390

MedImmune, Inc. (b)..................   77,713     2,106,022
                                                --------------
                                               -
                                                                      11,054,576
                                                --------------
                                               -


Capital Markets--3.9%

Legg Mason, Inc......................   42,800     4,259,456

Morgan Stanley ......................   74,700     4,721,787

The Goldman Sachs Group, Inc.........   71,000    10,680,530
                                                --------------
                                               -
                                                                      19,661,773
                                                --------------
                                               -


Chemicals--1.8%

Monsanto Co..........................  107,846     9,079,555
                                                --------------
                                               -


Communications Equipment--3.8%

Corning, Inc. (b)....................  539,500    13,050,505

Qualcomm, Inc........................  153,000     6,130,710
                                                --------------
                                               -
                                                                      19,181,215
                                                --------------
                                               -


Computers & Peripherals--5.7%

Apple Computer, Inc. (b).............   80,400     4,592,448

EMC Corp. (b)........................  893,495     9,801,640

Hewlett-Packard Co...................  383,300    12,142,944

Sun Microsystems, Inc. (b)...........  509,700     2,115,255
                                                --------------
                                               -
                                                                      28,652,287
                                                --------------
                                               -


Consumer Finance--5.0%

American Express Co..................  268,000    14,262,960

SLM Corp.............................  204,600    10,827,432
                                                --------------
                                               -
                                                                      25,090,392
                                                --------------
                                               -


Diversified Financial Services--2.3%

NYSE Group, Inc. (a).................   71,220     4,877,146

The Chicago Mercantile Exchange......   13,708     6,732,684
                                                --------------
                                               -
                                                                      11,609,830
                                                --------------
                                               -


Electrical Equipment--2.3%

Cooper Industries, Ltd. (Class A)....  126,800    11,782,256
                                                --------------
                                               -


Energy Equipment & Services--5.6%

GlobalSantaFe Corp...................  229,400    13,247,850

Schlumberger, Ltd....................  157,600    10,261,336

Weatherford International, Ltd. (b)..   95,000     4,713,900
                                                --------------
                                               -
                                                                      28,223,086
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Food & Staples Retailing--5.0%
                                                                      11,395,840
CVS Corp.............................  371,200 $

Walgreen Co..........................  180,200     8,080,168

Whole Foods Market, Inc..............   84,300     5,449,152
                                                --------------
                                               -
                                                                      24,925,160
                                                --------------
                                               -


Health Care Equipment & Supplies--1.2%

Advanced Medical Optics, Inc. (a) (b)  121,000     6,134,700
                                                --------------
                                               -


Health Care Providers & Services--2.2%

Caremark Rx, Inc. (b)................  101,900     5,081,753

Medco Health Solutions, Inc. (b).....  100,200     5,739,456
                                                --------------
                                               -
                                                                      10,821,209
                                                --------------
                                               -


Household Durables--0.9%

Harman International Industries, Inc.   53,800     4,592,906
                                                --------------
                                               -


Household Products--4.0%

The Procter & Gamble Co..............  360,700    20,054,920
                                                --------------
                                               -


Industrial Conglomerates--3.1%

General Electric Co..................  143,700     4,736,352

Textron, Inc.........................  119,300    10,997,074
                                                --------------
                                               -
                                                                      15,733,426
                                                --------------
                                               -


Internet Software & Services--6.9%

Google, Inc. (Class A) (b)...........   39,406    16,524,118

Yahoo!, Inc. (b).....................  543,345    17,930,385
                                                --------------
                                               -
                                                                      34,454,503
                                                --------------
                                               -


IT Services--1.3%

Cognizant Technology Solutions Corp.
   (Class A) (b).....................  100,200     6,750,474
                                                --------------
                                               -


Machinery--2.4%

Danaher Corp.........................  189,200    12,169,344
                                                --------------
                                               -


Metals & Mining--3.2%

CONSOL Energy, Inc. (b)..............  344,100    16,076,352
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--0.5%

Newfield Expolration Co. (b).........   55,500     2,716,170
                                                --------------
                                               -


Pharmaceuticals--9.3%

Allergan, Inc........................   88,983     9,544,317

Eli Lilly & Co.......................  139,900     7,732,273

Johnson & Johnson....................  195,400    11,708,368

Merck & Co., Inc.....................  337,600    12,298,768

Novartis AG (ADR)....................   98,500     5,311,120
                                                --------------
                                               -
                                                                      46,594,846
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--2.7%

Broadcom Corp. (b)...................   37,600     1,129,880

Freescale Semiconductor, Inc.
   (Class A) (b).....................  265,000     7,685,000

Marvell Technology Group, Ltd. (b)...   32,700     1,449,591

PMC-Sierra, Inc. (a) (b).............  372,500     3,501,500
                                                --------------
                                               -
                                                                      13,765,971
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Software--2.2%
                                                                       5,898,948
Adobe Systems, Inc. (b)..............  194,300 $

Salesforce.com, Inc. (a) (b).........  192,800     5,140,048
                                                --------------
                                               -
                                                                      11,038,996
                                                --------------
                                               -


Specialty Retail--2.0%

Chico's FAS, Inc. (b)................   70,600     1,904,788

Staples, Inc.........................  330,650     8,041,408
                                                --------------
                                               -
                                                                       9,946,196
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--2.1%

Coach, Inc. (b)......................  118,700     3,549,130

Polo Ralph Lauren Corp...............  125,800     6,906,420
                                                --------------
                                               -
                                                                      10,455,550
                                                --------------
                                               -


Wireless Telecommunication Services--2.0%

American Tower Corp. (Class A) (b)...   76,900     2,393,128

NII Holdings, Inc. (Class B) (b).....  136,807     7,713,178
                                                --------------
                                               -
                                                                      10,106,306
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $447,482,421)....            490,670,920
                                                --------------
                                               -


Short Term Investments--1.0%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Discount Notes--1.0%
                                                                       4,698,760
Federal Home Loan Bank
   4.750, 07/03/06................$ 4,700,000  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $4,698,760)...                 4,698,760
                                                --------------
                                               -

Total Investments--98.6%
   (Identified Cost $452,181,181)
   (c)............................               495,369,680

Other assets less liabilities.....                 7,240,171
                                                --------------
                                               -
                                                                     502,609,851
Total Net Assets--100%.............             $
                                                ==============
                                               =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 27,485,055 and the collateral received consisted of cash in the amount of $ 27,592,305.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $452,181,181 and the composition of unrealized appreciation and depreciation of investment securities was $ 56,737,950 and $(13,549,451), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                               495,369,680
   Investments at value..........                                                                          $

   Cash..........................                                                                                   87,610

   Collateral for securities loaned                                                                             27,592,305

   Receivable for:

      Securities sold............                                                                                7,202,831

      Fund shares sold...........                                                                                1,045,564

      Accrued interest and dividends                                                                               391,069
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                              531,689,059

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $   1,005,960

      Return of collateral for securities loaned                                              27,592,305

   Accrued expenses:

      Management fees............                                                                294,054

      Service and distribution fees                                                               12,976

      Deferred directors' fees...                                                                 24,597

      Other expenses.............                                                                149,316
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                               29,079,208
                                                                                                            ----------------
                                                                                                           -
                                                                                                               502,609,851
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                               654,262,263
      Capital paid in............                                                                          $

      Undistributed net investment income                                                                          412,756

      Accumulated net realized losses                                                                         (195,253,667)

      Unrealized appreciation on investments                                                                    43,188,499
                                                                                                            ----------------
                                                                                                           -
                                                                                                               502,609,851
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                     21.24
Net asset value and redemption price per share ($420,034,032 divided by 19,775,109 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                     20.91
Net asset value and redemption price per share ($39,935,515 divided by 1,910,058 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                     21.07
Net asset value and redemption price per share ($42,640,304 divided by 2,023,967 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                               452,181,181
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                       2,351,144(a)
   Dividends........................                                                               $

   Interest.........................                                                                     184,003(b)
                                                                                                    ------------------------
                                                                                                   -
                                                                                                       2,535,147

Expenses

   Management fees..................                                          $  1,931,047

   Service and distribution fees--Class B                                            48,021

   Service and distribution fees--Class E                                            33,007

   Directors' fees and expenses.....                                                10,573

   Custodian........................                                                66,962

   Audit and tax services...........                                                13,760

   Legal............................                                                 7,862

   Printing.........................                                                99,732

   Insurance........................                                                 4,934

   Miscellaneous....................                                                 3,970
                                                                               --------------------
                                                                              -

   Total expenses...................                                             2,219,868

   Expense reductions...............                                              (130,851)            2,089,017
                                                                               --------------------
                                                                              -                    -------------------------

Net Investment Income...............                                                                     446,130
                                                                                                    ------------------------
                                                                                                   -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net..................                                                                  29,712,229
Unrealized depreciation on:

   Investments--net..................                                                                 (40,149,301)
                                                                                                    ------------------------
                                                                                                   -

Net gain (loss).....................                                                                 (10,437,072)
                                                                                                    ------------------------
                                                                                                   -
                                                                                                      (9,990,942)
Net Increase (Decrease) in Net Assets From Operations                                              $
                                                                                                    ========================
                                                                                                   =

(a) Net of foreign taxes of $14,331. (b) Includes income on securities loaned of $19,705.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                   684,665
   Net investment income...................................................................$      446,130  $

   Net realized gain.......................................................................    29,712,229       30,874,540

   Unrealized appreciation (depreciation)..................................................   (40,149,301)       3,691,656
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from operations.......................................    (9,990,942)      35,250,861
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................      (527,711)      (2,005,932)

         Class B...........................................................................             0          (43,513)

         Class E...........................................................................             0         (125,307)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................      (527,711)      (2,174,752)
                                                                                            ---------------
                                                                                           -               -----------------

   Decrease in net assets from capital share transactions..................................   (37,364,401)     (69,424,051)
                                                                                            ---------------
                                                                                           -               -----------------

   Total (decrease) in net assets..........................................................   (47,883,054)     (36,347,942)


Net Assets

   Beginning of the period.................................................................   550,492,905      586,840,847
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               550,492,905
   End of the period.......................................................................$  502,609,851  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                   494,337
   End of the period.......................................................................$      412,756  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                             June 30, 2006                  Year ended
                                                                      ----------------------------      December 31, 2005
                                                                     -                            ------------------------------
                                                                         Shares                      Shares
                                                                      -------------       $        ------------        $
                                                                     -             ----------------            -----------------

Class A
                                                                                      31,446,377                    67,343,900
   Sales.............................................................  1,443,031   $                3,340,014  $

   Reinvestments.....................................................     23,696         527,711      106,303        2,005,932

   Redemptions....................................................... (3,283,088)    (71,726,519)  (6,932,487)    (139,604,414)
                                                                      -------------
                                                                     -             ---------------
                                                                                     (39,752,431)                  (70,254,582)
   Net decrease...................................................... (1,816,361)  $               (3,486,170) $
                                                                      =============
                                                                     =             ===============

Class B
                                                                                       9,099,256                    11,891,655
   Sales.............................................................    424,756   $                  598,836  $

   Reinvestments.....................................................          0               0        2,339           43,513

   Redemptions.......................................................   (237,337)     (5,086,032)    (316,406)      (6,251,547)
                                                                      -------------
                                                                     -             ---------------
                                                                                       4,013,224                     5,683,621
   Net increase......................................................    187,419   $                  284,769  $
                                                                      =============
                                                                     =             ===============

Class E
                                                                                       4,487,530                     6,021,019
   Sales.............................................................    206,790   $                  303,301  $

   Reinvestments.....................................................          0               0        6,694          125,307

   Redemptions.......................................................   (282,050)     (6,112,724)    (550,750)     (10,999,416)
                                                                      -------------
                                                                     -             ---------------
                                                                                      (1,625,194)                   (4,853,090)
   Net decrease......................................................    (75,260)  $                 (240,755) $
                                                                      =============
                                                                     =             ===============
                                                                                     (37,364,401)                  (69,424,051)
   Decrease derived from capital share transactions.................. (1,704,202)  $               (3,442,156) $
                                                                      =============
                                                                     =             ===============

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       20.37                    13.86                   25.06
Net Asset Value, Beginning of Period.............$      21.70     $           $    18.72   $           $    20.74  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.02           0.04        0.08         0.00        0.01        0.00

   Net realized and unrealized gain (loss) on
      investments................................       (0.45)          1.37        1.57         4.87       (6.89)      (2.91)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............       (0.43)          1.41        1.65         4.87       (6.88)      (2.91)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.03)         (0.08)       0.00        (0.01)       0.00       (0.07)

   Distributions from net realized capital gains.        0.00           0.00        0.00         0.00        0.00       (1.34)
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (0.03)         (0.08)       0.00        (0.01)       0.00       (1.41)
                                                  ----------------
                                                 -                ------------
                                                                       21.70                    18.72                   20.74
Net Asset Value, End of Period...................$      21.24     $           $    20.37   $           $    13.86  $
                                                  ================
                                                 =                ============

Total Return (%).................................        (2.0)(b)        7.0         8.8         35.2       (33.2)      (12.0)

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.81 (c)       0.80        0.80         0.82        0.79        0.84

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.76 (c)       0.76        0.76         0.80         N/A         N/A

Ratio of net investment income to average net
   assets (%)....................................        0.20 (c)       0.15        0.39         0.00        0.05        0.00

Portfolio turnover rate (%)......................         109 (c)         76         190          167         243          88
                                                                     468,532                  539,840                 788,097
Net assets, end of period (000)..................$    420,034     $           $  510,771   $           $  449,676  $


                                                                                             Class B
                                                                  --------------------------------------------------------------
                                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                  ----------------           Year ended December 31,
                                                                 -                ----------------------------------------------
                                                                                     2005                   2003
                                                                                   ----------    2004     ---------   2002(a)
                                                                                  -          -------------         -------------
                                                                                       20.04                 13.65
Net Asset Value, Beginning of Period.............................$      21.36     $          $    18.46  $         $   14.64
                                                                  ----------------
                                                                 -                -----------

Income From Investment Operations

   Net investment income (loss)..................................        0.00          (0.03)      0.07       0.00     (0.01)

   Net realized and unrealized gain (loss) on investments........       (0.45)          1.38       1.51       4.81     (0.98)
                                                                  ----------------
                                                                 -                -----------

   Total from investment operations..............................       (0.45)          1.35       1.58       4.81     (0.99)
                                                                  ----------------
                                                                 -                -----------

Less Distributions

   Distributions from net investment income......................        0.00          (0.03)      0.00       0.00      0.00
                                                                  ----------------
                                                                 -                -----------

   Total distributions...........................................        0.00          (0.03)      0.00       0.00      0.00
                                                                  ----------------
                                                                 -                -----------
                                                                                       21.36                 18.46
Net Asset Value, End of Period...................................$      20.91     $          $    20.04  $         $   13.65
                                                                  ================
                                                                 =                ===========

Total Return (%).................................................        (2.1)(b)        6.8        8.6       35.2      (6.8)(b)

Ratio of operating expenses to average net assets before expense
   reductions (%)................................................        1.06 (c)       1.05       1.05       1.07      1.04 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)............................................        1.01 (c)       1.01       1.01       1.05       N/A

Ratio of net investment income (loss) to average net assets (%)..       (0.04)(c)      (0.10)      0.59      (0.04)    (0.24)(c)

Portfolio turnover rate (%)......................................         109 (c)         76        190        167       243
                                                                                      36,798                    89
Net assets, end of period (000)..................................$     39,936     $          $   28,818  $         $       1

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)


                                                                                         Class E
                                                        --------------------------------------------------------------------------
                                                       -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                        ----------------                  Year ended December 31
                                                       -                ----------------------------------------------------------
                                                                           2005                   2003                  2001(a)
                                                                         ----------    2004     ----------   2002     ------------
                                                                        -          -------------          ------------
                                                                             20.19                  13.78                23.50
Net Asset Value, Beginning of Period...................$      21.51     $          $    18.59  $          $    20.64 $
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

Income From Investment Operations

   Net investment income (loss)........................        0.00           0.00       0.06       (0.02)     (0.01)     0.00

   Net realized and unrealized gain (loss) on
      investments......................................       (0.44)          1.38       1.54        4.83      (6.85)    (2.86)
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

   Total from investment operations....................       (0.44)          1.38       1.60        4.81      (6.86)    (2.86)
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

Less Distributions

   Distributions from net investment income............        0.00          (0.06)      0.00        0.00       0.00      0.00
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

   Total distributions.................................        0.00          (0.06)      0.00        0.00       0.00      0.00
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------
                                                                             21.51                  18.59                20.64
Net Asset Value, End of Period.........................$      21.07     $          $    20.19  $          $    13.78 $
                                                        ================                                   ==========
                                                       =                ===========                       =          =============

Total Return (%).......................................        (2.1)(b)        6.9        8.6        34.9      (33.2)    (12.2)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%).......................       0.96 (c)        0.95       0.95        0.97       0.94      0.99 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)....................       0.91 (c)        0.91       0.91        0.95        N/A       N/A

Ratio of net investment income (loss) to average net
   assets (%)..........................................       0.05 (c)        0.00       0.29       (0.14)     (0.06)     0.00 (c)

Portfolio turnover rate (%)............................        109 (c)          76        190         167        243        88
                                                                            45,163                 37,288                4,994
Net assets, end of period (000)........................$     42,640     $          $   47,251  $          $   15,218 $

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.6% of Total Net Assets



Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--2.0%
                                                                         234,654
Rockwell Collins, Inc................    4,200 $

United Technologies Corp.............  170,490    10,812,476
                                                --------------
                                               -
                                                                      11,047,130
                                                --------------
                                               -


Air Freight & Logistics--1.3%

FedEx Corp...........................    5,980       698,823

United Parcel Service, Inc. (Class B)   81,800     6,734,594
                                                --------------
                                               -
                                                                       7,433,417
                                                --------------
                                               -


Automobiles--0.3%

General Motors Corp..................   59,600     1,775,484
                                                --------------
                                               -


Beverages--2.2%

Anheuser-Busch Cos., Inc.............   29,400     1,340,346

PepsiCo, Inc.........................  125,080     7,509,803

The Coca-Cola Co.....................   43,200     1,858,464

The Pepsi Bottling Group, Inc........   40,440     1,300,146
                                                --------------
                                               -
                                                                      12,008,759
                                                --------------
                                               -


Biotechnology--1.1%

Amgen, Inc. (a)......................   23,650     1,542,690

ImClone Systems, Inc. (a)............   80,200     3,098,928

Millennium Pharmaceuticals, Inc. (a).  125,400     1,250,238
                                                --------------
                                               -
                                                                       5,891,856
                                                --------------
                                               -


Building Products--0.9%

American Standard Cos., Inc..........  120,000     5,192,400
                                                --------------
                                               -


Capital Markets--0.6%

Capital One Financial Corp...........   20,700     1,768,815

The Goldman Sachs Group, Inc.........   11,780     1,772,065
                                                --------------
                                               -
                                                                       3,540,880
                                                --------------
                                               -


Chemicals--1.6%

E. I. du Pont de Nemours & Co........   12,600       524,160

Huntsman Corp. (a)...................  160,400     2,778,128

Methanex Corp........................   49,700     1,052,646

Potash Corp. of Saskatchewan, Inc....   14,300     1,229,371

Rohm & Haas Co.......................    9,500       476,140

The Dow Chemical Co..................   57,700     2,252,031

The Scotts Miracle-Gro Co............   15,100       639,032
                                                --------------
                                               -
                                                                       8,951,508
                                                --------------
                                               -


Commercial Banks--2.9%

Fifth Third Bancorp..................   62,300     2,301,985

Golden West Financial Corp...........   16,600     1,231,720

Wachovia Corp........................   89,400     4,834,752

Wells Fargo & Co.....................  116,000     7,781,280
                                                --------------
                                               -
                                                                      16,149,737
                                                --------------
                                               -


Communications Equipment--3.2%

Cisco Systems, Inc. (a)..............  519,540    10,146,616

Corning, Inc. (a)....................  261,750     6,331,733

Security Description                   Shares      Value*
---------------------------------------------------------------



Communications Equipment--(Continued)
                                                                       1,609,211
Qualcomm, Inc........................   40,160 $
                                                --------------
                                               -
                                                                      18,087,560
                                                --------------
                                               -


Computers & Peripherals--3.1%

Dell, Inc. (a).......................  101,600     2,480,056

EMC Corp. (a)........................   27,770       304,637

Hewlett-Packard Co...................   51,020     1,616,314

SanDisk Corp. (a)....................  129,300     6,591,714

Seagate Technology (a)...............  138,200     3,128,848

Sun Microsystems, Inc. (a)...........  689,100     2,859,765
                                                --------------
                                               -
                                                                      16,981,334
                                                --------------
                                               -


Construction & Engineering--1.7%

Fluor Corp...........................  103,800     9,646,134
                                                --------------
                                               -


Consumer Finance--2.9%

SLM Corp.............................  305,300    16,156,476
                                                --------------
                                               -


Diversified Financial Services--2.0%

AmeriCredit Corp. (a)................   42,600     1,189,392

JPMorgan Chase & Co..................  235,972     9,910,824
                                                --------------
                                               -
                                                                      11,100,216
                                                --------------
                                               -


Diversified Telecommunication Services--1.1%

AT&T, Inc............................   52,077     1,452,428

Qwest Communications International,
   Inc. (a)..........................  174,600     1,412,514

Verizon Communications, Inc..........   91,438     3,062,259
                                                --------------
                                               -
                                                                       5,927,201
                                                --------------
                                               -


Electric Utilities--0.2%

Exelon Corp..........................   23,200     1,318,456
                                                --------------
                                               -


Electrical Equipment--0.7%

Cooper Industries, Ltd. (Class A)....   23,200     2,155,744

Emerson Electric Co..................   20,000     1,676,200
                                                --------------
                                               -
                                                                       3,831,944
                                                --------------
                                               -


Electronic Equipment & Instruments--1.6%

Agilent Technologies, Inc. (a).......   35,305     1,114,226

Avnet, Inc. (a)......................   10,180       203,804

Flextronics International, Ltd. (a)..  409,700     4,351,014

Jabil Circuit, Inc...................   77,110     1,974,016

Thermo Electron Corp. (a)............   38,600     1,398,864
                                                --------------
                                               -
                                                                       9,041,924
                                                --------------
                                               -


Energy Equipment & Services--3.9%

Baker Hughes, Inc....................   46,610     3,815,029

BJ Services Co.......................   44,100     1,643,166

Halliburton Co.......................   25,300     1,877,513

Patterson-UTI Energy, Inc............    8,470       239,786

Schlumberger, Ltd....................  126,200     8,216,882

Transocean, Inc. (a).................   15,100     1,212,832

Weatherford International, Ltd. (a)..   95,800     4,753,596
                                                --------------
                                               -
                                                                      21,758,804
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                   Shares      Value*
---------------------------------------------------------------



Food & Staples Retailing--0.4%
                                                                       2,178,928
Sysco Corp...........................   71,300 $
                                                --------------
                                               -


Food Products--2.0%

Campbell Soup Co.....................   88,200     3,273,102

H.J. Heinz Co........................   29,600     1,220,112

Kraft Foods, Inc. (Class A)..........  107,100     3,309,390

Sara Lee Corp........................  126,100     2,020,122

Unilever NV (ADR)....................   63,600     1,434,180
                                                --------------
                                               -
                                                                      11,256,906
                                                --------------
                                               -


Health Care Equipment & Supplies--1.2%

Baxter International, Inc............  110,200     4,050,952

Lumenis, Ltd. (a)....................      520           546

Medtronic, Inc.......................   55,800     2,618,136

St. Jude Medical, Inc. (a)...........    4,740       153,671
                                                --------------
                                               -
                                                                       6,823,305
                                                --------------
                                               -


Health Care Providers & Services--4.0%

Caremark Rx, Inc.....................    9,180       457,807

DaVita, Inc. (a).....................   46,300     2,301,110

Lincare Holdings, Inc. (a)...........   37,000     1,400,080

McKesson Corp. (a)...................   59,300     2,803,704

Medco Health Solutions, Inc. (a).....   66,210     3,792,509

Triad Hospitals, Inc. (a)............   20,500       811,390

UnitedHealth Group, Inc..............  107,600     4,818,328

WellPoint, Inc. (a)..................   82,104     5,974,708
                                                --------------
                                               -
                                                                      22,359,636
                                                --------------
                                               -


Hotels, Restaurants & Leisure--1.6%

Carnival Corp........................   33,900     1,414,986

Las Vegas Sands Corp. (a)............   44,500     3,464,770

Marriott International, Inc. (Class
   A)................................   13,020       496,322

McDonald's Corp......................   23,600       792,960

Starwood Hotels & Resorts Worldwide,
   Inc. (a)..........................   27,235     1,643,360

The Cheesecake Factory, Inc. (a).....   32,000       862,400
                                                --------------
                                               -
                                                                       8,674,798
                                                --------------
                                               -


Household Durables--0.7%

Energizer Holdings, Inc. (a).........   17,400     1,019,118

Fortune Brands, Inc..................    3,400       241,434

Jarden Corp..........................   31,900       971,355

Leggett & Platt, Inc.................   57,300     1,431,354
                                                --------------
                                               -
                                                                       3,663,261
                                                --------------
                                               -


Independent Power Producers & Energy Traders--0.5%

The AES Corp. (a)....................  154,200     2,844,990
                                                --------------
                                               -


Industrial Conglomerates--3.1%

General Electric Co..................  484,600    15,972,416

Siemens AG (ADR).....................   13,000     1,128,660
                                                --------------
                                               -
                                                                      17,101,076
                                                --------------
                                               -


Insurance--3.2%

AFLAC, Inc...........................   24,800     1,149,480

Security Description                   Shares      Value*
---------------------------------------------------------------



Insurance--(Continued)
                                                                       3,985,875
American International Group, Inc....   67,500 $

Berkshire Hathaway, Inc. (Class A)
   (a)...............................       52     4,766,268

Marsh & McLennan Cos., Inc...........  123,700     3,326,293

RenaissanceRe Holdings, Ltd..........    5,400       261,684

The Chubb Corp.......................   44,200     2,205,580

XL Capital, Ltd. (Class A)...........   32,800     2,010,640
                                                --------------
                                               -
                                                                      17,705,820
                                                --------------
                                               -


Internet Software & Services--2.1%

eBay, Inc. (a).......................   79,020     2,314,496

Google, Inc. (Class A) (a)...........   17,530     7,350,855

Yahoo!, Inc. (a).....................   62,480     2,061,840
                                                --------------
                                               -
                                                                      11,727,191
                                                --------------
                                               -


IT Services--1.2%

Accenture, Ltd. (Class A)............   20,750       587,640

Affiliated Computer Services, Inc.
   (Class A) (a).....................   57,300     2,957,253

Automatic Data Processing, Inc.......   36,270     1,644,845

CheckFree Corp. (a)..................   10,500       520,380

First Data Corp......................    6,210       279,698

Paychex, Inc.........................   22,200       865,356
                                                --------------
                                               -
                                                                       6,855,172
                                                --------------
                                               -


Machinery--1.8%

Danaher Corp.........................   80,100     5,152,032

Illinois Tool Works, Inc.............   96,800     4,598,000
                                                --------------
                                               -
                                                                       9,750,032
                                                --------------
                                               -


Media--3.5%

Cablevision Systems Corp. (Class A)
   (a)...............................   54,032     1,158,986

CBS Corp. (Class B)..................   47,850     1,294,343

Clear Channel Communications, Inc....   76,500     2,367,675

Comcast Corp. (Class A) (a)..........   33,400     1,093,516

Getty Images, Inc. (a)...............   65,000     4,128,150

News Corp. (Class A).................   28,770       551,809

Omnicom Group, Inc...................   14,300     1,273,987

The Walt Disney Co...................  152,400     4,572,000

Time Warner, Inc.....................   64,000     1,107,200

Viacom, Inc. (Class B) (a)...........   49,750     1,783,040
                                                --------------
                                               -
                                                                      19,330,706
                                                --------------
                                               -


Metals & Mining--1.8%

Alcoa, Inc...........................  190,616     6,168,334

Barrick Gold Corp....................   65,400     1,935,840

Freeport-McMoRan Copper & Gold, Inc.
   (Class B).........................    4,990       276,496

Newmont Mining Corp..................   33,000     1,746,690
                                                --------------
                                               -
                                                                      10,127,360
                                                --------------
                                               -


Multi-Utilities--0.4%

CMS Energy Corp. (a).................   91,700     1,186,598

NiSource, Inc........................   48,800     1,065,792
                                                --------------
                                               -
                                                                       2,252,390
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                   Shares      Value*
---------------------------------------------------------------



Multiline Retail--1.4%
                                                                       2,398,250
Dollar Tree Stores, Inc. (a).........   90,500 $

Target Corp..........................  105,900     5,175,333
                                                --------------
                                               -
                                                                       7,573,583
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--4.2%

Anadarko Petroleum Corp..............   32,000     1,526,080

Arch Coal, Inc.......................   25,800     1,093,146

Chevron Corp.........................   45,773     2,840,672

Exxon Mobil Corp.....................   56,699     3,478,484

Kinder Morgan, Inc...................   19,766     1,974,426

Plains Exploration & Prodcution Co.
   (a)...............................   31,500     1,277,010

Royal Dutch Shell, Plc. (ADR) (A
   Shares)...........................  149,400    10,006,812

Royal Dutch Shell, Plc. (ADR) (B
   Shares)...........................   11,107       776,046

XTO Energy, Inc......................    7,480       331,140
                                                --------------
                                               -
                                                                      23,303,816
                                                --------------
                                               -


Paper & Forest Products--0.3%

International Paper Co...............   51,900     1,676,370
                                                --------------
                                               -


Personal Products--0.3%

Avon Products, Inc...................   48,200     1,494,200
                                                --------------
                                               -


Pharmaceuticals--8.6%

Allergan, Inc........................   68,880     7,388,069

AstraZeneca, Plc. (ADR)..............  245,200    14,667,864

Eli Lilly & Co.......................   23,600     1,304,372

Endo Pharmaceuticals Holdings(a).....   39,970     1,318,211

Forest Laboratories, Inc. (a)........  349,660    13,528,345

Merck & Co., Inc.....................    9,530       347,178

Novartis AG (ADR)....................    9,400       506,848

Pfizer, Inc..........................  102,200     2,398,634

Sepracor, Inc. (a)...................   34,290     1,959,331

Teva Pharmaceutical Industries, Ltd.
   (ADR).............................  139,700     4,413,123
                                                --------------
                                               -
                                                                      47,831,975
                                                --------------
                                               -


Real Estate--0.3%

General Growth Properties, Inc.
   (REIT)............................   30,880     1,391,453

Host Hotels & Resorts, Inc. (REIT)...   16,676       364,704
                                                --------------
                                               -
                                                                       1,756,157
                                                --------------
                                               -


Road & Rail--0.2%

Burlington Northern Santa Fe Corp....    3,730       295,603

Norfolk Southern Corp................   12,130       645,559

Union Pacific Corp...................    3,060       284,458
                                                --------------
                                               -
                                                                       1,225,620
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--8.3%

Advanced Micro Devices, Inc. (a).....    8,290       202,442

Altera Corp. (a).....................  343,800     6,033,690

Applied Materials, Inc...............  433,301     7,054,140

ASML Holding NV (a)..................   67,810     1,371,118

ATI Technologies, Inc. (a)...........  212,400     3,101,040

Fairchild Semiconductor
   International, Inc. (a)...........   76,400     1,388,188

Freescale Semiconductor, Inc. (Class
   A) (a)............................   78,100     2,264,900

Intel Corp...........................  435,300     8,248,935

Security Description                 Shares        Value*
---------------------------------------------------------------



Semiconductors & Semiconductor Equipment--(Continued)
                                                                       4,029,148
International Rectifier Corp. (a).    103,100  $

KLA-Tencor Corp...................    136,300      5,665,991

Linear Technology Corp............     49,500      1,657,755

Teradyne, Inc. (a)................     80,000      1,114,400

Xilinx, Inc.......................    174,300      3,947,895
                                                --------------
                                               -
                                                                      46,079,642
                                                --------------
                                               -


Software--3.7%

Adobe Systems, Inc. (a)...........     36,500      1,108,140

Compuware Corp. (a)...............    125,000        837,500

Microsoft Corp....................    556,830     12,974,131

SAP AG (ADR)......................    105,755      5,554,253
                                                --------------
                                               -
                                                                      20,474,024
                                                --------------
                                               -


Specialty Retail--2.3%

Lowe's Cos., Inc..................    178,900     10,853,863

The Home Depot, Inc...............     27,458        982,722

Williams-Sonoma, Inc..............     35,700      1,215,585
                                                --------------
                                               -
                                                                      13,052,170
                                                --------------
                                               -


Thrifts & Mortgage Finance--5.1%

Federal Home Loan Mortgage Corp...     89,200      5,085,292

Federal National Mortgage
   Association....................    131,500      6,325,150

Hudson City Bancorp, Inc..........    256,800      3,423,144

IndyMac Bancorp, Inc..............     24,800      1,137,080

Washington Mutual, Inc............    277,800     12,662,124
                                                --------------
                                               -
                                                                      28,632,790
                                                --------------
                                               -


Tobacco--1.7%

Altria Group, Inc.................    127,500      9,362,325
                                                --------------
                                               -


Wireless Telecommunication Services--1.4%

American Tower Corp. (Class A) (a)     34,670      1,078,930

Sprint Nextel Corp................    334,550      6,687,655
                                                --------------
                                               -
                                                                       7,766,585
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $487,077,516).               548,722,048
                                                --------------
                                               -

Short Term Investments--0.6%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Repurchase Agreement--0.6%

State Street Corp. Repurchase
   Agreement dated 06/30/06 at
   2.50% to be repurchased at
   $3,064,638 on 07/03/06,
   collateralized by $3,135,000
   U.S. Treasury Note 5.125% due
   06/30/08 with a value of
   $3,127,163.....................$ 3,064,000      3,064,000
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $3,064,000)...                 3,064,000
                                                --------------
                                               -

Total Investments--99.2%
   (Identified Cost $490,141,516)
   (b)............................               551,786,048

Other assets less liabilities.....                 4,503,679
                                                --------------
                                               -
                                                                     556,289,727
Total Net Assets--100%.............             $
                                                ==============
                                               =

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited) (a) Non-Income
Producing.
(b) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $490,141,516 and the composition of unrealized appreciation and depreciation of investment securities was $ 80,013,182 and $(18,368,650), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              551,786,048
   Investments at value............                                                                        $

   Cash............................                                                                                   762

   Receivable for:

      Securities sold..............                                                                             5,863,400

      Fund shares sold.............                                                                                74,021

      Accrued interest and dividends                                                                              479,534

      Foreign taxes................                                                                                19,999
                                                                                                            ----------------
                                                                                                           -

         Total Assets..............                                                                           558,223,764

Liabilities

   Payable for:

      Fund shares redeemed.........                                                          $    402,117

      Securities purchased.........                                                             1,011,951

   Accrued expenses:

      Management fees..............                                                               301,117

      Service and distribution fees                                                                19,904

      Deferred directors' fees.....                                                                 3,605

      Other expenses...............                                                               195,343
                                                                                              -------------
                                                                                             -

         Total Liabilities.........                                                                             1,934,037
                                                                                                            ----------------
                                                                                                           -
                                                                                                              556,289,727
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              481,598,843
      Capital paid in..............                                                                        $

      Undistributed net investment income                                                                         402,833

      Accumulated net realized gains                                                                           12,643,519

      Unrealized appreciation on investments                                                                   61,644,532
                                                                                                            ----------------
                                                                                                           -
                                                                                                              556,289,727
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    12.33
Net asset value and redemption price per share ($457,690,715 divided by 37,131,159 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    12.28
Net asset value and redemption price per share ($98,599,012 divided by 8,031,589 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =
                                                                                                              490,141,516
Identified cost of investments.....                                                                        $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    3,919,973(a)
   Dividends........................                                                            $

   Interest.........................                                                                   68,879
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    3,988,852

Expenses

   Management fees..................                                     $  1,779,358

   Service and distribution fees--Class B                                      119,998

   Directors' fees and expenses.....                                           10,573

   Custodian........................                                           54,602

   Audit and tax services...........                                           13,760

   Legal............................                                           10,804

   Printing.........................                                           91,001

   Insurance........................                                            4,551

   Miscellaneous....................                                            4,018
                                                                          ----------------------
                                                                         -

   Total expenses...................                                        2,088,665

   Expense reductions...............                                          (23,178)              2,065,487
                                                                          ----------------------
                                                                         -                      ----------------------------

Net Investment Income...............                                                                1,923,365
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain
Realized gain on:

   Investments--net..................                                                               22,566,097

Unrealized depreciation on:

   Investments--net..................                                                               (5,209,061)
                                                                                                 ---------------------------
                                                                                                -

Net gain............................                                                               17,357,036
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   19,280,401
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Net of foreign taxes of $43,178.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 3,486,700
   Net investment income...................................................................$    1,923,365  $

   Net realized gain.......................................................................    22,566,097       26,588,995

   Unrealized depreciation.................................................................    (5,209,061)      (2,013,059)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................    19,280,401       28,062,636
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................    (4,202,600)        (112,272)

         Class B...........................................................................      (767,845)               0
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (4,970,445)        (112,272)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................    (4,498,095)               0

         Class B...........................................................................    (1,062,574)               0
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (5,560,669)               0
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (10,531,114)        (112,272)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from capital share transactions.......................    30,844,547      (35,632,836)
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase (decrease) in net assets.................................................    39,593,834       (7,682,472)


Net Assets

   Beginning of the period.................................................................   516,695,893      524,378,365
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               516,695,893
   End of the period.......................................................................$  556,289,727  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 3,449,913
   End of the period.......................................................................$      402,833  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                              June 30, 2006                 Year ended
                                                                       ----------------------------      December 31, 2005
                                                                      -                            -----------------------------
                                                                          Shares                      Shares
                                                                       -------------       $        ------------       $
                                                                      -             ----------------            ----------------

Class A
                                                                                        2,121,497                  18,923,772
   Sales..............................................................    167,765   $                1,616,243  $

   Shares issued through acquisition..................................  5,107,411      54,542,071            0              0

   Reinvestments......................................................    685,094       8,700,695       10,216        112,272

   Redemptions........................................................ (3,446,854)    (43,617,118)  (6,118,776)   (71,141,702)
                                                                       -------------
                                                                      -             ---------------
                                                                                       21,747,145                 (52,105,658)
   Net increase (decrease)............................................  2,513,416   $               (4,492,317) $
                                                                       =============
                                                                      =             ===============

Class B
                                                                                       12,665,804                  28,478,625
   Sales..............................................................  1,004,671   $                2,457,946  $

   Reinvestments......................................................    144,583       1,830,419            0              0

   Redemptions........................................................   (429,151)     (5,398,821)  (1,033,651)   (12,005,803)
                                                                       -------------
                                                                      -             ---------------
                                                                                        9,097,402                  16,472,822
   Net increase.......................................................    720,103   $                1,424,295  $
                                                                       =============
                                                                      =             ===============
                                                                                       30,844,547                 (35,632,836)
   Increase (decrease) derived from capital share transactions........  3,233,519   $               (3,068,022) $
                                                                       =============
                                                                      =             ===============

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights (Unaudited)



                                                                                           Class A
                                                             ---------------------------------------------------------------------
                                                            -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                             ---------------               Year ended December 31,
                                                            -               ------------------------------------------------------
                                                                                 2005                      2003
                                                                             --------------    2004     ------------   2002(a)
                                                                            -              -------------            --------------
                                                                                 11.66                       7.90
Net Asset Value, Beginning of Period........................$      12.33    $              $    10.81  $            $    10.00
                                                             ---------------
                                                            -               ---------------

Income From Investment Operations

   Net investment income....................................        0.05          0.09           0.09        0.07         0.05

   Net realized and unrealized gain (loss) on investments...        0.22          0.58           0.91        2.89        (2.15)
                                                             ---------------
                                                            -               ---------------

   Total from investment operations.........................        0.27          0.67           1.00        2.96        (2.10)
                                                             ---------------
                                                            -               ---------------

Less Distributions

   Distributions from net investment income.................       (0.13)        (0.00)(e)      (0.15)      (0.05)        0.00

   Distributions from net realized capital gains............       (0.14)         0.00           0.00        0.00         0.00
                                                             ---------------
                                                            -               ---------------

   Total distributions......................................       (0.27)         0.00          (0.15)      (0.05)        0.00
                                                             ---------------
                                                            -               ---------------
                                                                                 12.33                      10.81
Net Asset Value, End of Period..............................$      12.33    $              $    11.66  $            $     7.90
                                                             ===============
                                                            =               ===============

Total Return (%)............................................         2.1 (b)       5.8            9.3        37.7        (21.0)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%)...................................        0.74 (c)      0.73           0.75        0.76         0.74 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...............................        0.73 (c)      0.73           0.74        0.74         0.60 (c)

Ratio of net investment income to average net assets (%)....        0.76 (c)      0.73           0.77        0.65         0.88 (c)

Portfolio turnover rate (%).................................          52 (c)        29             45          27           30 (c)
                                                                               426,968                    351,867
Net assets, end of period (000).............................$    457,691    $              $  455,938  $            $  309,078


                                                                                            Class B
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ----------------            Year ended December 31,
                                                                -                -----------------------------------------------
                                                                                    2005                   2003
                                                                                  ----------   2004     -----------   2002(a)
                                                                                 -          ------------           -------------
                                                                                      11.63                  7.89
Net Asset Value, Beginning of Period............................$      12.27     $          $    10.78 $           $   10.00
                                                                 ----------------
                                                                -                -----------

Income From Investment Operations

   Net investment income........................................        0.03           0.06       0.07       0.04       0.02

   Net realized and unrealized gain (loss) on investments.......        0.22           0.58       0.90       2.90      (2.13)
                                                                 ----------------
                                                                -                -----------

   Total from investment operations.............................        0.25           0.64       0.97       2.94      (2.11)
                                                                 ----------------
                                                                -                -----------

Less Distributions

   Distributions from net investment income.....................       (0.10)          0.00      (0.12)     (0.05)      0.00

   Distributions from net realized capital gains................       (0.14)          0.00       0.00       0.00       0.00
                                                                 ----------------
                                                                -                -----------

   Total distributions..........................................       (0.24)          0.00      (0.12)     (0.05)      0.00
                                                                 ----------------
                                                                -                -----------
                                                                                      12.27                 10.78
Net Asset Value, End of Period..................................$      12.28     $          $    11.63 $           $    7.89
                                                                 ================
                                                                =                ===========

Total Return (%)................................................         2.0 (b)        5.5        9.0       37.4      (21.1)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%).......................................        0.99 (c)       0.98       1.00       1.01       0.99 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)...........................................        0.98 (c)       0.98       0.99       0.99       0.85 (c)

Ratio of net investment income to average net assets (%)........        0.51 (c)       0.48       0.56       0.39       0.63 (c)

Portfolio turnover rate (%).....................................          52 (c)         29         45         27         30 (c)
                                                                                     89,728                28,420
Net assets, end of period (000).................................$     98,599     $          $   68,440 $           $   9,157

(a)  Commencement of operations was May 1, 2002 for Classes A and B.
(b) Periods less than one year are not computed on an annualized basis. (c)
Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses. (e) Distributions for the period were less than $0.01.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--96.4% of Total Net Assets



Security Description                                                            Shares                    Value*
-----------------------------------------------------------------------------------------------------------------------------


Air Freight & Logistics--0.6%
                                                                                                    22,484,323
United Parcel Service, Inc. (Class B)                                        273,100          $
                                                                                               -----------------------------
                                                                                              -


Automobiles--1.2%

Harley-Davidson, Inc. (a)..........                                          803,900                44,126,071
                                                                                               -----------------------------
                                                                                              -


Beverages--2.0%

Diageo, Plc. (ADR).................                                          686,700                46,386,585

Heineken Holding (EUR).............                                          660,443                24,319,963
                                                                                               -----------------------------
                                                                                              -
                                                                                                    70,706,548
                                                                                               -----------------------------
                                                                                              -


Capital Markets--2.0%

Ameriprise Financial, Inc..........                                          801,780                35,815,513

Morgan Stanley.....................                                          359,210                22,705,664

State Street Corp..................                                          189,100                10,984,819
                                                                                               -----------------------------
                                                                                              -
                                                                                                    69,505,996
                                                                                               -----------------------------
                                                                                              -


Commercial Banks--10.5%

Commerce Bancorp, Inc. (a).........                                          539,600                19,247,532

Golden West Financial Corp.........                                        1,617,700               120,033,340

HSBC Holdings, Plc. (GBP)..........                                        5,768,647               101,830,400

Lloyds TSB Group, Plc. (ADR) (a)...                                          713,600                28,165,792

Wells Fargo & Co...................                                        1,509,400               101,250,552
                                                                                               -----------------------------
                                                                                              -
                                                                                                   370,527,616
                                                                                               -----------------------------
                                                                                              -


Commercial Services & Supplies--1.8%

Iron Mountain, Inc. (a) (b)........                                        1,105,900                41,338,542

The Dun & Bradstreet Corp. (b).....                                          333,800                23,259,184
                                                                                               -----------------------------
                                                                                              -
                                                                                                    64,597,726
                                                                                               -----------------------------
                                                                                              -


Communications Equipment--0.3%

Nokia Corp. (ADR)..................                                          459,000                 9,299,340
                                                                                               -----------------------------
                                                                                              -


Computers & Peripherals--1.2%

Dell, Inc. (b).....................                                          953,400                23,272,494

Hewlett-Packard Co.................                                          631,800                20,015,424
                                                                                               -----------------------------
                                                                                              -
                                                                                                    43,287,918
                                                                                               -----------------------------
                                                                                              -


Construction Materials--1.9%

Martin Marietta Materials, Inc.....                                          366,200                33,379,130

Vulcan Materials Co................                                          409,300                31,925,400
                                                                                               -----------------------------
                                                                                              -
                                                                                                    65,304,530
                                                                                               -----------------------------
                                                                                              -


Consumer Finance--5.1%

American Express Co................                                        3,345,900               178,068,798
                                                                                               -----------------------------
                                                                                              -


Containers & Packaging--1.8%

Sealed Air Corp....................                                        1,240,700                64,615,656
                                                                                               -----------------------------
                                                                                              -


Diversified Consumer Services--1.5%

Apollo Group, Inc. (Class A) (b)...                                          266,500                13,770,055

H&R Block, Inc. (a)................                                        1,691,600                40,361,576
                                                                                               -----------------------------
                                                                                              -
                                                                                                    54,131,631
                                                                                               -----------------------------
                                                                                              -

Security Description                                                            Shares                    Value*
-----------------------------------------------------------------------------------------------------------------------------


Diversified Financial Services--7.3%
                                                                                                    87,395,106
Citigroup, Inc.....................                                        1,811,673          $

JPMorgan Chase & Co................                                        2,931,308               123,114,936

Moody's Corp.......................                                          834,400                45,441,424
                                                                                               -----------------------------
                                                                                              -
                                                                                                   255,951,466
                                                                                               -----------------------------
                                                                                              -


Energy Equipment & Services--0.9%

Transocean, Inc. (b)...............                                          409,700                32,907,104
                                                                                               -----------------------------
                                                                                              -


Food & Staples Retailing--5.3%

Costco Wholesale Corp..............                                        2,311,300               132,044,569

Wal-Mart Stores, Inc...............                                        1,133,300                54,591,061
                                                                                               -----------------------------
                                                                                              -
                                                                                                   186,635,630
                                                                                               -----------------------------
                                                                                              -


Food Products--0.8%

Hershey Co.........................                                          493,100                27,155,017
                                                                                               -----------------------------
                                                                                              -


Health Care Providers & Services--3.0%

Cardinal Health, Inc...............                                          484,100                31,142,153

Caremark Rx, Inc...................                                          867,600                43,267,212

HCA, Inc...........................                                          750,400                32,379,760
                                                                                               -----------------------------
                                                                                              -
                                                                                                   106,789,125
                                                                                               -----------------------------
                                                                                              -


Household Durables--0.2%

Hunter Douglas NV (EUR)............                                          112,851                 7,593,586
                                                                                               -----------------------------
                                                                                              -


Household Products--1.1%

The Procter & Gamble Co............                                          671,200                37,318,720
                                                                                               -----------------------------
                                                                                              -


Industrial Conglomerates--3.6%

Tyco International, Ltd............                                        4,584,989               126,087,198
                                                                                               -----------------------------
                                                                                              -


Insurance--14.6%

American International Group, Inc..                                        2,377,607               140,397,693

Aon Corp. (a)......................                                          807,700                28,124,114

Berkshire Hathaway, Inc. (Class A) (b)                                         1,049                96,150,291

Berkshire Hathaway, Inc. (Class B) (b)                                         1,256                 3,822,008

Everest Re Group, Ltd..............                                           56,900                 4,925,833

Loews Corp.........................                                        2,072,100                73,455,945

Markel Corp. (a) (b)...............                                            7,550                 2,619,850

Principal Financial Group, Inc. (a)                                          240,600                13,389,390

Sun Life Financial, Inc............                                          139,300                 5,562,249

The Chubb Corp.....................                                          316,800                15,808,320

The Progressive Corp...............                                        3,716,000                95,538,360

Transatlantic Holdings, Inc. (a)...                                          593,256                33,163,010
                                                                                               -----------------------------
                                                                                              -
                                                                                                   512,957,063
                                                                                               -----------------------------
                                                                                              -


Internet & Catalog Retail--0.3%

Liberty Media Holding Corp.--Interactive (Class A) (b)                        595,950                10,286,097
                                                                                               -----------------------------
                                                                                              -


Internet Software & Services--0.3%

Expedia, Inc. (a) (b)..............                                          220,899                 3,306,858

IAC/InterActiveCorp (a) (b)........                                          220,899                 5,851,615
                                                                                               -----------------------------
                                                                                              -
                                                                                                     9,158,473
                                                                                               -----------------------------
                                                                                              -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                                                            Shares                    Value*
-----------------------------------------------------------------------------------------------------------------------------



Marine--0.8%
                                                                                                    19,705,386
China Merchants Holdings International (HKD)                               6,465,500          $

Cosco Pacific, Ltd. (HKD)..........                                        4,487,900                 9,955,397
                                                                                               -----------------------------
                                                                                              -
                                                                                                    29,660,783
                                                                                               -----------------------------
                                                                                              -


Media--6.0%

Comcast Corp. (Special Class A) (b)                                        2,575,955                84,439,805

Gannett Co., Inc...................                                          152,500                 8,529,325

Lagardere S.C.A. (EUR).............                                          401,577                29,569,128

Liberty Media Holding Corp.--Capital (Series A) (b)                           119,190                 9,984,546

News Corp. (Class A)...............                                        2,745,100                52,651,018

NTL, Inc...........................                                          724,057                18,029,019

WPP Group, Plc. (ADR)..............                                          166,200                10,020,198
                                                                                               -----------------------------
                                                                                              -
                                                                                                   213,223,039
                                                                                               -----------------------------
                                                                                              -


Metals & Mining--0.5%

BHP Billiton, Plc. (GBP)...........                                          438,822                 8,588,029

Rio Tinto, Plc. (GBP)..............                                          155,400                 8,150,679
                                                                                               -----------------------------
                                                                                              -
                                                                                                    16,738,708
                                                                                               -----------------------------
                                                                                              -


Oil, Gas & Consumable Fuels--10.6%

ConocoPhillips.....................                                        2,249,608               147,416,812

Devon Energy Corp..................                                        1,388,616                83,886,293

EOG Resources, Inc.................                                        1,099,000                76,204,660

Occidental Petroleum Corp..........                                          651,000                66,760,050
                                                                                               -----------------------------
                                                                                              -
                                                                                                   374,267,815
                                                                                               -----------------------------
                                                                                              -


Personal Products--0.5%

Avon Products, Inc.................                                          515,800                15,989,800
                                                                                               -----------------------------
                                                                                              -


Real Estate--1.3%

General Growth Properties, Inc. (REIT)                                     1,024,578                46,167,485
                                                                                               -----------------------------
                                                                                              -


Road & Rail--0.4%

Kuehne & Nagel International AG (CHF)                                        177,555                12,901,197
                                                                                               -----------------------------
                                                                                              -

Security Description                                                          Shares                      Value*
-----------------------------------------------------------------------------------------------------------------------------



Software--2.0%
                                                                                                    70,559,390
Microsoft Corp..................                                         3,028,300            $
                                                                                               -----------------------------
                                                                                              -


Specialty Retail--0.3%

Bed Bath & Beyond, Inc. (b).....                                           284,200                   9,426,914
                                                                                               -----------------------------
                                                                                              -


Tobacco--4.9%

Altria Group, Inc...............                                         2,352,900                 172,773,447
                                                                                               -----------------------------
                                                                                              -


Wireless Telecommunication Services--1.8%

SK Telecom Co., Ltd. (ADR)......                                           780,600                  18,281,652

Sprint Nextel Corp..............                                         2,233,500                  44,647,663
                                                                                               -----------------------------
                                                                                              -
                                                                                                    62,929,315
                                                                                               -----------------------------
                                                                                              -

Total Common Stock
   (Identified Cost $2,548,894,033)                                                              3,394,133,525
                                                                                               -----------------------------
                                                                                              -

Short Term Investments--3.6%
                                                                               Face
Security Description                                                          Amount                      Value*
-----------------------------------------------------------------------------------------------------------------------------


Commercial Paper--3.6%

Fountain Square Commercial Funding (144A) 5.290%, 07/05/06           $  27,000,000                  26,984,130

San Paolo U.S. Financial

   5.280%, 07/03/06.............                                        31,790,000                  31,780,675

   5.280%, 07/05/06.............                                        50,000,000                  49,970,667

Societe Generale

   5.250%, 07/06/06.............                                        20,000,000                  19,985,417
                                                                                               -----------------------------
                                                                                              -

Total Short Term Investments
   (Identified Cost $128,720,889)                                                                  128,720,889
                                                                                               -----------------------------
                                                                                              -

Total Investments--100.0%
   (Identified Cost $2,677,614,922) (c)                                                          3,522,854,414

Liabilities in excess of other assets                                                                 (739,207)
                                                                                               -----------------------------
                                                                                              -

Total Net Assets--100%...........                                                              $  3,522,115,207
                                                                                               =============================
                                                                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $143,235,312 and the collateral received consisted of cash in the amount of $146,060,451.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $2,677,614,922 and the composition of unrealized appreciation and depreciation of investment securities was $877,011,214 and $(31,771,722), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CHF)--   Swiss Franc
(EUR)--   Euro
(GBP)--   British Pound
(HKD)--   Hong Kong Dollar

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                            3,522,854,414
   Investments at value..........                                                                         $

   Cash..........................                                                                                     204

   Collateral for securities loaned                                                                           146,060,451

   Receivable for:

      Securities sold............                                                                               1,780,792

      Fund shares sold...........                                                                               3,265,977

      Accrued interest and dividends                                                                            4,738,327

      Foreign taxes..............                                                                                  48,528
                                                                                                           -----------------
                                                                                                          -

         Total Assets............                                                                           3,678,748,693

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $   4,760,232

      Securities purchased.......                                                              2,847,484

      Withholding taxes..........                                                                 60,327

      Return of collateral for securities loaned                                             146,060,451

   Accrued expenses:

      Management fees............                                                              2,009,220

      Service and distribution fees                                                              204,736

      Deferred directors' fees...                                                                 35,166

      Other expenses.............                                                                655,870
                                                                                            --------------
                                                                                           -

         Total Liabilities.......                                                                             156,633,486
                                                                                                           -----------------
                                                                                                          -
                                                                                                            3,522,115,207
Net Assets.......................                                                                         $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                            2,815,154,695
      Capital paid in............                                                                         $

      Undistributed net investment income                                                                      16,876,001

      Accumulated net realized losses                                                                        (155,159,959)

      Unrealized appreciation on investments and foreign currency                                             845,244,470
                                                                                                           -----------------
                                                                                                          -
                                                                                                            3,522,115,207
Net Assets.......................                                                                         $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                    31.55
Net asset value and redemption price per share ($2,014,408,745 divided by 63,853,012
   shares outstanding)...........                                                                         $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                    31.38
Net asset value and redemption price per share ($287,444,017 divided by 9,159,363 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                    31.41
Net asset value and redemption price per share ($1,220,262,445 divided by 38,845,999
   shares outstanding)...........                                                                         $
                                                                                                           =================
                                                                                                          =
                                                                                                            2,677,614,922
Identified cost of investments...                                                                         $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    27,653,885(a)
   Dividends.....................                                                               $

   Interest......................                                                                    2,552,865(b)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    30,206,750

Expenses

   Management fees...............                                     $   11,850,445

   Service and distribution fees--Class B                                     306,008

   Service and distribution fees--Class E                                     902,799

   Directors' fees and expenses..                                             11,289

   Custodian.....................                                            232,205

   Audit and tax services........                                             13,760

   Legal.........................                                             49,534

   Printing......................                                            506,210

   Insurance.....................                                             25,370

   Miscellaneous.................                                             17,692
                                                                       -------------------------
                                                                      -

   Total expenses................                                         13,915,312

   Expense reductions............                                            (22,305)               13,893,007
                                                                       -------------------------
                                                                      -                         ----------------------------

Net Investment Income............                                                                   16,313,743
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain Realized gain (loss) on:

   Investments--net...............                                        (29,552,785)

   Foreign currency transactions--net                                          25,184               (29,527,601)
                                                                       -------------------------
                                                                      -
Unrealized appreciation on:

   Investments--net...............                                        106,001,290

   Foreign currency transactions--net                                           4,977               106,006,267
                                                                       -------------------------
                                                                      -                         ----------------------------

Net gain.........................                                                                   76,478,666
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    92,792,409
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Net of foreign taxes of $223,588. (b) Includes income on securities loaned of $181,152.

                                      See accompanying notes to financial
statements.



Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                27,364,641
   Net investment income.................................................................$     16,313,743 $

   Net realized gain (loss)..............................................................     (29,527,601)      59,311,201

   Unrealized appreciation...............................................................     106,006,267      188,489,135
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from operations................................................      92,792,409      275,164,977
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (16,267,052)     (12,161,501)

         Class B.........................................................................      (1,627,642)        (488,729)

         Class E.........................................................................      (8,798,448)      (5,843,078)
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................     (26,693,142)     (18,493,308)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from capital share transactions................................     314,898,586      225,072,169
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase in net assets..........................................................     380,997,853      481,743,838


Net Assets

   Beginning of the period...............................................................   3,141,117,354    2,659,373,516
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             3,141,117,354
   End of the period.....................................................................$  3,522,115,207 $
                                                                                          ================
                                                                                         =                ==================

Undistributed Net Investment Income
                                                                                                                27,255,400
   End of the period.....................................................................$     16,876,001 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                           June 30, 2006                   Year ended
                                                                    -----------------------------       December 31, 2005
                                                                   -                             -------------------------------
                                                                       Shares                        Shares
                                                                    -------------       $         -------------        $
                                                                   -             -----------------             -----------------

Class A
                                                                                     360,578,733                   696,702,444
   Sales...........................................................  11,430,593  $                 24,267,256  $

   Reinvestments...................................................     512,671       16,267,052      443,850       12,161,501

   Redemptions.....................................................  (5,022,488)    (158,432,686) (17,871,273)    (505,915,641)
                                                                    -------------
                                                                   -             ----------------
                                                                                     218,413,099                   202,948,304
   Net increase....................................................   6,920,776  $                  6,839,833  $
                                                                    =============                 =============
                                                                   =             =================             =================

Class B
                                                                                      92,681,525                   142,580,985
   Sales...........................................................   2,959,481  $                  4,936,488  $

   Reinvestments...................................................      51,540        1,627,642       17,922          488,729

   Redemptions.....................................................    (435,733)     (13,655,631)    (376,267)     (10,934,192)
                                                                    -------------
                                                                   -             ----------------
                                                                                      80,653,536                   132,135,522
   Net increase....................................................   2,575,288  $                  4,578,143  $
                                                                    =============                 =============
                                                                   =             =================             =================

Class E
                                                                                     115,477,470                   211,746,726
   Sales...........................................................   3,681,852  $                  7,342,613  $

   Reinvestments...................................................     278,432        8,798,448      214,111        5,843,078

   Redemptions.....................................................  (3,459,700)    (108,443,967) (11,543,168)    (327,601,461)
                                                                    -------------
                                                                   -             ----------------
                                                                                      15,831,951                  (110,011,657)
   Net increase (decrease).........................................     500,584  $                 (3,986,444) $
                                                                    =============                 =============
                                                                   =             =================             =================
                                                                                     314,898,586                   225,072,169
   Increase derived from capital share transactions................   9,996,648  $                  7,431,532  $
                                                                    =============                 =============
                                                                   =                             =

                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ---------------                    Year ended December 31,
                                                 -               ---------------------------------------------------------------
                                                                      2005                      2003                    2001
                                                                  -------------    2004      -----------    2002     -----------
                                                                 -             --------------           -------------
                                                                       28.23                     19.39                   29.20
Net Asset Value, Beginning of Period.............$      30.91    $             $     25.27  $           $    23.39  $
                                                  ---------------                                        -----------
                                                 -               --------------                         -           ------------

Income from Investment Operations

   Net investment income.........................        0.14           0.25          0.15        0.21        0.17        0.12

   Net realized and unrealized gain (loss) on
      investments................................        0.77           2.63          2.96        5.75       (3.98)      (3.07)
                                                  ---------------                                        -----------
                                                 -               --------------                         -           ------------

   Total from Investment Operations..............        0.91           2.88          3.11        5.96       (3.81)      (2.95)
                                                  ---------------                                        -----------
                                                 -               --------------                         -           ------------

Less Distributions

   Distributions from net investment income......       (0.27)         (0.20)        (0.15)      (0.08)      (0.19)      (0.15)

   Distributions from net realized capital gains.        0.00           0.00          0.00        0.00        0.00       (2.71)
                                                  ---------------                                        -----------
                                                 -               --------------                         -           ------------

   Total Distributions...........................       (0.27)         (0.20)        (0.15)      (0.08)      (0.19)      (2.86)
                                                  ---------------                                        -----------
                                                 -               --------------                         -           ------------
                                                                       30.91                     25.27                   23.39
Net Asset Value, End of Period...................$      31.55    $             $     28.23  $           $    19.39  $
                                                  ===============                                        ===========
                                                 =               ==============                         =           ============

Total Return (%).................................         2.9 (b)       10.3          12.4        30.9       (16.4)      (11.1)

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.76 (c)       0.76          0.78        0.79        0.80        0.83

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.76 (c)       0.76          0.77        0.79        0.78        0.82

Ratio of net investment income to average net
   assets (%)....................................        1.05 (c)       1.05          0.97        0.95        0.79        0.55

Portfolio turnover rate (%)......................          22 (c)         27             5          12          24          21
                                                                   1,759,491                   844,547                 878,630
Net assets, end of period (000)..................$  2,014,409    $             $ 1,413,953  $           $  675,704  $


                                                                                               Class B
                                                                      ----------------------------------------------------------
                                                                     -
                                                                       Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                      --------------          Year ended December 31,
                                                                     -              --------------------------------------------
                                                                                       2005                 2003
                                                                                     ----------   2004     --------   2002(a)
                                                                                    -          ------------        -------------
                                                                                         28.07               19.33
Net Asset Value, Beginning of Period.................................$     30.71    $          $   25.18  $        $   19.64
                                                                      --------------
                                                                     -              -----------

Income from Investment Operations

   Net investment income.............................................       0.10          0.17      0.14      0.07      0.04

   Net realized and unrealized gain (loss) on investments............       0.77          2.62      2.86      5.85     (0.35)
                                                                      --------------
                                                                     -              -----------

   Total from Investment Operations..................................       0.87          2.79      3.00      5.92     (0.31)
                                                                      --------------
                                                                     -              -----------

Less Distributions

   Distributions from net investment income..........................      (0.20)        (0.15)    (0.11)    (0.07)     0.00
                                                                      --------------
                                                                     -              -----------

   Total Distributions...............................................      (0.20)        (0.15)    (0.11)    (0.07)     0.00
                                                                      --------------
                                                                     -              -----------
                                                                                         30.71               25.18
Net Asset Value, End of Period.......................................$     31.38    $          $   28.07  $        $   19.33
                                                                      ==============
                                                                     =              ===========

Total Return (%).....................................................        2.8 (b)      10.0      12.0      30.7      (1.6)(b)

Ratio of operating expenses to average net assets before expense
   reductions (%)....................................................       1.01 (c)      1.02      1.03      1.04      1.05 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)................................................       1.01 (c)      1.01      1.02      1.04      1.03 (c)

Ratio of net investment income to average net assets (%).............       0.81 (c)      0.77      0.92      0.73      0.52 (c)

Portfolio turnover rate (%)..........................................         22 (c)        27         5        12        24
                                                                                       202,221                 547
Net assets, end of period (000)......................................$   287,444    $          $  56,301  $        $       1

(a)  Commencement of operations was July 30, 2002 and February 20, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)



                                                                                        Class E
                                                      ----------------------------------------------------------------------------
                                                     -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                      ---------------                   Year ended December 31,
                                                     -               -------------------------------------------------------------
                                                                         2005                     2003                  2001(a)
                                                                      -----------    2004      -----------   2002     ------------
                                                                     -           --------------           ------------
                                                                           28.09                   19.33                 25.29
Net Asset Value, Beginning of Period.................$     30.76     $           $     25.18  $           $    23.35 $
                                                      ---------------                                      ----------
                                                     -               ------------                         -          -------------

Income from Investment Operations

   Net investment income.............................       0.14            0.27        0.23        0.14        0.16      0.02

   Net realized and unrealized gain (loss) of
      investments....................................       0.74            2.56        2.82        5.78       (4.01)    (1.96)
                                                      ---------------                                      ----------
                                                     -               ------------                         -          -------------

   Total from Investment Operations..................       0.88            2.83        3.05        5.92       (3.85)    (1.94)
                                                      ---------------                                      ----------
                                                     -               ------------                         -          -------------

Less Distributions

   Distributions from net investment income..........      (0.23)          (0.16)      (0.14)      (0.07)      (0.17)     0.00
                                                      ---------------                                      ----------
                                                     -               ------------                         -          -------------

   Total Distributions...............................      (0.23)          (0.16)      (0.14)      (0.07)      (0.17)     0.00
                                                      ---------------                                      ----------
                                                     -               ------------                         -          -------------
                                                                           30.76                   25.18                 23.35
Net Asset Value, End of Period.......................$     31.41     $           $     28.09  $           $    19.33 $
                                                      ===============                                      ==========
                                                     =               ============                         =          =============

Total Return (%).....................................        2.9 (b)        10.1        12.1        30.7       (16.6)     (7.7)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%).....................       0.91 (c)        0.91        0.93        0.94        0.95      0.98 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)..................       0.91 (c)        0.91        0.92        0.94        0.93      0.97 (c)

Ratio of net investment income to average net assets
   (%)...............................................       0.90 (c)        0.88        0.85        0.81        0.64      0.47 (c)

Portfolio turnover rate (%)..........................         22 (c)          27           5          12          24        21
                                                                       1,179,405                 754,011                42,132
Net assets, end of period (000)......................$ 1,220,262     $           $ 1,189,119  $           $  223,228 $

(a)  Commencement of operations was July 30, 2002 and February 20, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.9% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--0.9%
                                                                       3,449,453
Ceradyne, Inc. (a) (b)...............   69,700 $

Honeywell International, Inc.........   26,300     1,059,890

Raytheon Co..........................   21,200       944,884
                                                --------------
                                               -
                                                                       5,454,227
                                                --------------
                                               -


Airlines--2.7%

AMR Corp. (a)........................  543,700    13,820,853

Southwest Airlines Co................  142,677     2,335,622
                                                --------------
                                               -
                                                                      16,156,475
                                                --------------
                                               -


Auto Components--0.0%

Gentex Corp. (a).....................    9,900       138,600
                                                --------------
                                               -


Beverages--1.6%

Coca-Cola Enterprises, Inc...........  149,900     3,053,463

Hansen Natural Corp. (a).............   10,360     1,972,233

PepsiCo, Inc.........................   60,600     3,638,424

The Coca-Cola Co.....................   24,900     1,071,198
                                                --------------
                                               -
                                                                       9,735,318
                                                --------------
                                               -


Biotechnology--6.6%

Actelion, Ltd. (CHF).................      485        48,782

Amgen, Inc. (b)......................   16,300     1,063,249

Biogen Idec, Inc. (b)................  133,800     6,198,954

Cephalon, Inc. (a) (b)...............    3,600       216,360

Charles River Laboratories
   International, Inc. (b)...........   52,200     1,920,960

Genentech, Inc. (b)..................   94,700     7,746,460

Gilead Sciences, Inc. (b)............  257,800    15,251,448

ICOS Corp. (a) (b)...................    4,700       103,353

United Therapeutics Corp. (a)........  132,300     7,642,971
                                                --------------
                                               -
                                                                      40,192,537
                                                --------------
                                               -


Capital Markets--0.7%

Northern Trust Corp..................      600        33,180

TD Ameritrade Holding Corp...........  294,000     4,354,140
                                                --------------
                                               -
                                                                       4,387,320
                                                --------------
                                               -


Commercial Banks--0.6%

Boston Private Financial Holdings,
   Inc...............................      800        22,320

Unibanco-Uniao de Banco Brasileiros
   S.A. (GDR)........................    8,300       551,037

Wachovia Corp........................   17,800       962,624

Wells Fargo & Co.....................   36,000     2,414,880
                                                --------------
                                               -
                                                                       3,950,861
                                                --------------
                                               -


Commercial Services & Supplies--0.2%

Allied Waste Industries, Inc. (b)....   23,500       266,960

Monster Worldwide, Inc. (b)..........      200         8,532

Tele Atlas N.V. (EUR)................   13,600       288,764

Waste Management, Inc................   14,200       509,496
                                                --------------
                                               -
                                                                       1,073,752
                                                --------------
                                               -


Communications Equipment--2.0%

Ciena Corp. (a) (b)..................  899,500     4,326,595

Corning, Inc. (b)....................   28,400       686,996

Security Description                   Shares      Value*
---------------------------------------------------------------



Communications Equipment--(Continued)
                                                                         620,853
CSR, Plc. (GBP)......................   26,700 $

Harris Corp..........................    9,600       398,496

Motorola, Inc........................   72,500     1,462,281

NMS Communications Corp. (a).........   73,700       266,794

Qualcomm, Inc........................  108,100     4,331,567
                                                --------------
                                               -
                                                                      12,093,582
                                                --------------
                                               -


Computers & Peripherals--12.2%

Apple Computer, Inc. (b).............  375,100    21,425,712

EMC Corp. (b)........................   64,600       708,662

Hewlett-Packard Co...................  404,700    12,820,896

Komag, Inc. (a)......................  295,554    13,648,684

NCR Corp. (b)........................   14,100       516,624

Seagate Technology (a) (b)...........  491,500    11,127,560

Western Digital Corp. (b)............  702,300    13,912,563
                                                --------------
                                               -
                                                                      74,160,701
                                                --------------
                                               -


Construction & Engineering--0.0%

Chicago Building & Iron Co., NV......      700        16,905

Jacobs Engineering Group, Inc. (b)...    2,600       207,064
                                                --------------
                                               -
                                                                         223,969
                                                --------------
                                               -


Consumer Finance--0.9%

SLM Corp.............................  100,400     5,313,168
                                                --------------
                                               -


Distributors--0.7%

Building Materials Holdings Corp. (a)  161,402     4,498,274
                                                --------------
                                               -


Diversified Financial Services--2.1%

Bank of America Corp.................  126,900     6,103,890

Chicago Mercantile Exchange
   Holdings, Inc.....................   13,300     6,532,295
                                                --------------
                                               -
                                                                      12,636,185
                                                --------------
                                               -


Diversified Telecommunication Services--1.5%

AT&T, Inc............................   51,100     1,425,179

Qwest Communications International,
   Inc. (a) (b)......................  598,900     4,845,101

Verizon Communications, Inc..........   84,500     2,829,905
                                                --------------
                                               -
                                                                       9,100,185
                                                --------------
                                               -


Electrical Equipment--0.8%

Energy Conversion Devices, Inc. (a)..  128,200     4,670,326
                                                --------------
                                               -


Electronic Equipment & Instruments--0.0%

Universal Display Corp. (a)..........    7,400        98,494
                                                --------------
                                               -


Energy Equipment & Services--0.0%

Halliburton Co.......................      400        29,684
                                                --------------
                                               -


Food & Staples Retailing--3.2%

BJ's Wholesale Club, Inc. (b)........   34,600       980,910

CVS Corp.............................  150,700     4,626,490

Wal-Mart Stores, Inc.................  178,600     8,603,162

Walgreen Co..........................  113,000     5,066,920
                                                --------------
                                               -
                                                                      19,277,482
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Food Products--2.2%
                                                                       8,203,608
General Mills, Inc...................  158,800 $

McCormick & Co., Inc.................    8,600       288,530

Nestle S.A. (CHF)....................    2,474       774,780

Nestle S.A. (ADR)....................   25,500     1,986,450

Seabord Corp. (a)....................    1,811     2,318,080
                                                --------------
                                               -
                                                                      13,571,448
                                                --------------
                                               -


Health Care Equipment & Supplies--1.7%

Advanced Medical Optics, Inc. (a) (b)   12,300       623,610

Alcon, Inc...........................   10,600     1,044,630

Boston Scientific Corp. (b)..........   62,200     1,047,448

C.R. Bard, Inc.......................   16,000     1,172,160

Cerner Corp. (a).....................   28,900     1,072,479

Inverness Medical Innovations, Inc.
   (a)...............................    4,700       132,681

Invitrogen Corp. (b).................    6,800       449,276

Phonak Holding AG (CHF)..............    6,743       419,983

Stryker Corp.........................  101,500     4,274,165

Syneron Medical, Ltd.................   19,700       411,336
                                                --------------
                                               -
                                                                      10,647,768
                                                --------------
                                               -


Health Care Providers & Services--6.2%

Aetna, Inc...........................  346,900    13,851,717

Cardinal Health, Inc.................   17,200     1,106,476

CIGNA Corp...........................   58,300     5,743,133

Humana, Inc. (b).....................   90,100     4,838,370

UnitedHealth Group, Inc..............  274,200    12,278,676
                                                --------------
                                               -
                                                                      37,818,372
                                                --------------
                                               -


Hotels, Restaurants & Leisure--1.5%

Boyd Gaming Corp. (a)................   14,500       585,220

Dominos Pizza, Inc...................   28,800       712,512

McDonald's Corp......................   28,200       947,520

Penn National Gaming, Inc. (b).......   89,500     3,470,810

Pinnacle Entertainment, Inc. (a) (b).   89,300     2,737,045

WMS Industries, Inc. (a) (b).........   18,900       517,671
                                                --------------
                                               -
                                                                       8,970,778
                                                --------------
                                               -


Household Durables--4.9%

D.R. Horton, Inc.....................  406,600     9,685,212

KB Home..............................  114,500     5,249,825

Lennar Corp. (Class A)...............  137,500     6,100,875

Nintendo Co., Ltd. (JPY).............    5,900       992,716

Ryland Group, Inc. (a)...............  155,900     6,792,563

Toro Co..............................   18,200       849,940
                                                --------------
                                               -
                                                                      29,671,131
                                                --------------
                                               -


Household Products--0.5%

Colgate-Palmolive Co.................   26,100     1,563,390

The Procter & Gamble Co..............   26,975     1,499,810
                                                --------------
                                               -
                                                                       3,063,200
                                                --------------
                                               -


Independent Power Producers & Energy Traders--0.7%

The AES Corp. (b)....................   54,800     1,011,060

TXU Corp.............................   55,000     3,288,450
                                                --------------
                                               -
                                                                       4,299,510
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Industrial Conglomerates--2.0%
                                                                         145,386
3M Co................................    1,800 $

General Electric Co..................  333,800    11,002,048

Tyco International, Ltd..............   29,300       805,750
                                                --------------
                                               -
                                                                      11,953,184
                                                --------------
                                               -


Insurance--3.5%

ACE, Ltd.............................   27,100     1,370,989

AFLAC, Inc...........................   32,000     1,483,200

American International Group, Inc....   63,200     3,731,960

Aspen Insurance Holdings, Ltd........    3,500        81,515

Fidelity National Financial, Inc.....  189,000     7,361,550

Platinum Underwriters Holdings, Ltd..    3,100        86,738

Prudential Financial, Inc............   32,300     2,509,710

The Chubb Corp.......................   61,200     3,053,880

The St. Paul Travelers Cos., Inc.....   31,700     1,413,186
                                                --------------
                                               -
                                                                      21,092,728
                                                --------------
                                               -


Internet Software & Services--0.3%

Google, Inc. (Class A) (b)...........    4,500     1,886,985
                                                --------------
                                               -


IT Services--0.0%

NCI, Inc. (Class A) (b)..............    3,900        51,090
                                                --------------
                                               -


Leisure Equipment & Products--0.1%

Marvel Entertainment, Inc. (a) (b)...   31,500       630,000
                                                --------------
                                               -


Machinery--6.5%

Caterpillar, Inc.....................   64,500     4,803,960

JLG Industries, Inc..................  199,412     4,486,770

Joy Global, Inc......................  290,709    15,143,032

The Manitowoc Co., Inc...............  332,900    14,814,050
                                                --------------
                                               -
                                                                      39,247,812
                                                --------------
                                               -


Media--0.4%

DreamWorks Animation SKG, Inc........   53,500     1,225,150

News Corp., Inc......................    2,400        48,432

The McGraw-Hill Cos., Inc............    2,400       120,552

The Walt Disney Co...................   33,520     1,005,600
                                                --------------
                                               -
                                                                       2,399,734
                                                --------------
                                               -


Metals & Mining--3.1%

Alcoa, Inc...........................   31,200     1,009,632

Allegheny Technologies, Inc..........  148,000    10,247,520

Titanium Metals Corp. (a)............  219,410     7,543,316
                                                --------------
                                               -
                                                                      18,800,468
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--4.1%

BP, Plc. (ADR).......................    3,400       236,674

Chevron Corp.........................   11,100       688,866

ConocoPhillips.......................   14,100       923,973

Devon Energy Corp....................   64,300     3,884,363

EOG Resources, Inc...................   87,800     6,088,052

Exxon Mobil Corp.....................  174,900    10,730,115

Occidental Petroleum Corp............      800        82,040

Sunoco, Inc..........................   16,800     1,164,072

Tesoro Petroleum Corp................    1,800       133,848

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Oil, Gas & Consumable
   Fuels--(Continued)
                                                                         349,693
Ultra Petroleum Corp. (b)............    5,900 $

Valero Energy Corp...................   12,400       824,848
                                                --------------
                                               -
                                                                      25,106,544
                                                --------------
                                               -


Pharmaceuticals--4.8%

Allergan, Inc........................    6,300       675,738

Barr Pharmaceuticals, Inc. (b).......   25,700     1,225,633

Endo Pharmaceuticals Holdings (b)....   97,600     3,218,848

Johnson & Johnson....................  219,500    13,152,440

Novartis AG (ADR)....................   17,200       927,424

Pfizer, Inc..........................   52,800     1,239,216

Roche Holding AG (CHF)...............   20,977     3,457,885

Teva Pharmaceutical Industries, Ltd.
   (ADR).............................   20,600       650,754

Wyeth Pharmaceuticals................  104,300     4,631,963
                                                --------------
                                               -
                                                                      29,179,901
                                                --------------
                                               -


Road & Rail--1.7%

Burlington Northern Santa Fe Corp....   55,700     4,414,225

CSX Corp.............................   11,900       838,236

Norfolk Southern Corp................   96,200     5,119,764
                                                --------------
                                               -
                                                                      10,372,225
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--6.3%

Applied Micro Circuits Corp. (b).....  134,800       368,004

Arm Holdings, Plc....................    4,700        29,422

ASML Holding NV (a) (b)..............      200         4,044

ATI Technologies, Inc. (a) (b).......  108,100     1,578,260

Cymer, Inc. (b)......................  252,200    11,717,212

Exar Corp. (b).......................   18,100       240,187

Integrated Device Technology, Inc.
   (b)...............................   18,700       265,166

Intel Corp...........................      200         3,790

Linear Technology Corp...............    6,500       217,685

Marvell Technology Group, Ltd. (b)...  116,000     5,142,280

MEMC Electronic Materials, Inc. (b)..  223,600     8,385,000

NVIDIA Corp. (b).....................  411,500     8,760,835

SiRF Technology Holdings, Inc. (a)...    7,300       235,206

Texas Instruments, Inc...............   43,600     1,320,644

Trident Microsystems, Inc. (b).......      900        17,082
                                                --------------
                                               -
                                                                      38,284,817
                                                --------------
                                               -


Software--2.4%

Activision, Inc. (b).................  106,800     1,215,384

Autodesk, Inc........................   76,535     2,637,396

Cadence Design Systems, Inc. (b).....   22,300       382,445

Electronic Arts, Inc. (b)............    4,700       202,288

Microsoft Corp.......................  421,400     9,818,620

NDS Group, Plc.......................    8,100       377,055

THQ, Inc. (b)........................    2,400        51,840
                                                --------------
                                               -
                                                                      14,685,028
                                                --------------
                                               -


Specialty Retail--4.9%

AnnTaylor Stores Corp. (b)...........   94,800     4,112,424

Best Buy Co., Inc....................  219,200    12,020,928

Circuit City Stores, Inc.............  199,600     5,433,112

Game Group, Plc. (GBP)...............  343,800       519,601

Security Description                 Shares        Value*
---------------------------------------------------------------



Specialty Retail--(Continued)
                                                                         917,900
Gamestop Corp.....................     26,800  $

GameStop Corp. (Class A) (b)......     18,300        768,600

Lowe's Cos., Inc..................     82,200      4,987,074

Staples, Inc......................     36,300        882,816
                                                --------------
                                               -
                                                                      29,642,455
                                                --------------
                                               -


Thrifts & Mortgage Finance--1.1%

Radian Group, Inc.................    110,800      6,845,224
                                                --------------
                                               -


Tobacco--2.8%

Altria Group, Inc.................    234,500     17,219,335
                                                --------------
                                               -


Wireless Telecommunication Services--0.5%

American Tower Corp. (Class A) (b)     25,800        802,896

Sprint Nextel Corp................    110,400      2,206,896
                                                --------------
                                               -
                                                                       3,009,792
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $640,916,882).               601,640,669
                                                --------------
                                               -

Fixed Income--Convertible--0.1%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Communications Equipment--0.1%

Cienna Corp.
   3.750%, 02/01/08 (a)...........$   850,000        812,813
                                                --------------
                                               -

Total Fixed Income--Convertible
   (Identified Cost $813,452).....                   812,813
                                                --------------
                                               -

Short Term Investments--1.6%
---------------------------------------------------------------


Repurchase Agreement--1.6%

State Street Repurchase Agreement dated 6/30/06 at 3.400% to be repurchased at
   $9,705,000 on 07/03/06, collateralized by $9,950,000 U.S. Treasury Note
   4.125% due 08/15/08 with a
   value of $9,900,250............  9,705,000      9,705,000
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $9,705,000)...                 9,705,000
                                                --------------
                                               -

Total Investments--100.6%
   (Identified Cost $651,435,333)
   (c)............................               612,158,482

Liabilities in excess of other
   assets.........................                (3,701,115)
                                                --------------
                                               -
                                                                     608,457,367
Total Net Assets--100%.............             $
                                                ==============
                                               =

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $80,433,265 and the collateral received consisted of cash in the amount of $81,105,787.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $651,435,333 and the composition of unrealized appreciation and depreciation of investment securities was $14,255,685 and $(53,532,536), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)--   Global Depository Receipt.
(CHF)--   Swiss Franc
(EUR)--   Euro
(GBP)--   British Pound
(JPY)--   Japanese Yen

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Large Cap Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              612,158,482
   Investments at value...........                                                                         $

   Cash...........................                                                                                    497

   Foreign cash at value..........                                                                                116,847

   Collateral for securities loaned                                                                            81,105,787

   Receivable for:

      Securities sold.............                                                                              7,249,043

      Fund shares sold............                                                                                 12,127

      Accrued interest and dividends                                                                              534,199

      Foreign taxes...............                                                                                 20,706
                                                                                                            ----------------
                                                                                                           -

         Total Assets.............                                                                            701,197,688

Liabilities

   Payable for:

      Fund shares redeemed........                                                          $   1,924,929

      Securities purchased........                                                              9,153,704

      Withholding taxes...........                                                                  3,130

      Return of collateral for securities loaned                                               81,105,787

   Accrued expenses:

      Management fees.............                                                                381,346

      Service and distribution fees                                                                   138

      Other expenses..............                                                                171,287
                                                                                             --------------
                                                                                            -

         Total Liabilities........                                                                             92,740,321
                                                                                                            ----------------
                                                                                                           -
                                                                                                              608,457,367
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              690,244,887
      Capital paid in.............                                                                         $

      Undistributed net investment income                                                                         851,445

      Accumulated net realized losses                                                                         (43,359,131)

      Unrealized depreciation on investments and foreign currency                                             (39,279,834)
                                                                                                            ----------------
                                                                                                           -
                                                                                                              608,457,367
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    13.90
Net asset value and redemption price per share ($607,516,737 divided by 43,709,586 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    13.83
Net asset value and redemption price per share ($732,633 divided by 52,981 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    13.88
Net asset value and redemption price per share ($207,997 divided by 14,984 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =
                                                                                                              651,435,333
Identified cost of investments....                                                                         $
                                                                                                            ================
                                                                                                           =
                                                                                                                  121,702
Identified cost of foreign cash...                                                                         $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    3,211,396(a)
   Dividends......................                                                              $

   Interest.......................                                                                     49,213(b)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    3,260,609

Expenses

   Management fees................                                      $   1,464,471

   Administration fees............                                             53,122

   Service and distribution fees--Class B                                          142

   Service and distribution fees--Class E                                           35

   Directors' fees and expenses...                                              8,322

   Custodian......................                                             40,524

   Audit and tax services.........                                              9,116

   Legal..........................                                             15,691

   Printing.......................                                              8,919

   Miscellaneous..................                                             13,563
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          1,613,905

   Expense reductions.............                                            (78,213)              1,535,692
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Income.............                                                                  1,724,917
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net................                                         42,419,114

   Foreign currency transactions--net                                          (32,018)             42,387,096
                                                                         -----------------------
                                                                        -
Unrealized appreciation (depreciation) on:

   Investments--net................                                        (51,703,682)

   Foreign currency transactions--net                                            2,016             (51,701,666)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net loss..........................                                                                 (9,314,570)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   (7,589,653)
Net Decrease in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Net of foreign taxes of $4,466. (b) Includes income on securities loaned of $13,371.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------     2005(a)
                                                                                           -               -----------------

From Operations
                                                                                                                   287,605
   Net investment income...................................................................$    1,724,917  $

   Net realized gain.......................................................................    42,387,096       29,960,083

   Unrealized depreciation.................................................................   (51,701,666)      (8,507,903)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from operations.......................................    (7,589,653)      21,739,785
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................    (1,152,460)               0
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................   (14,103,384)               0
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (15,255,844)               0
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from capital share transactions.......................   365,443,122      (24,040,465)
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase (decrease) in net assets.................................................   342,597,625       (2,300,680)


Net Assets

   Beginning of the period.................................................................   265,859,742      268,160,422
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               265,859,742
   End of the period.......................................................................$  608,457,367  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                   278,988
   End of the period.......................................................................$      851,445  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                             June 30, 2006                  Year ended
               ----------------------------- December 31, 2005(a)
                                                                     -                             -----------------------------
                                                                         Shares                       Shares
                                                                      -------------       $         ------------       $
                                                                     -             -----------------            ----------------

Class A
                                                                                       19,417,404                  15,406,305
   Sales.............................................................   1,298,462  $                 1,093,920  $

   Shares issued through acquisition.................................  29,696,833     416,455,408            0              0

   Reinvestments.....................................................   1,026,638      15,255,844            0              0

   Redemptions.......................................................  (5,866,559)    (86,628,921)  (2,787,282)   (39,446,770)
                                                                      -------------
                                                                     -             ----------------
                                                                                      364,499,735                 (24,040,465)
   Net increase (decrease)...........................................  26,155,374  $                (1,693,362) $
                                                                      =============                 ============
                                                                     =             =================            ================

Class B
                                                                                          745,883                           0
   Sales.............................................................      54,144  $                         0  $

   Redemptions.......................................................      (1,163)        (16,352)           0              0
                                                                      -------------
                                                                     -             ----------------
                                                                                          729,531                           0
   Net increase......................................................      52,981  $                         0  $
                                                                      =============                 ============
                                                                     =             =================            ================

Class E
                                                                                          407,074                           0
   Sales.............................................................      28,883  $                         0  $

   Redemptions.......................................................     (13,899)       (193,218)           0              0
                                                                      -------------
                                                                     -             ----------------
                                                                                          213,856                           0
   Net increase......................................................      14,984  $                         0  $
                                                                      =============                 ============
                                                                     =             =================            ================
                                                                                      365,443,122                           0
   Increase derived from capital share transactions..................  26,223,339  $                         0  $
                                                                      =============
                                                                     =             ================

(a) Commencement of operations was May 1, 2006.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       13.93                    10.61                   16.81
Net Asset Value, Beginning of Period.............$      15.15     $           $    13.18   $           $    13.82  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.07           0.02        0.10         0.05        0.05        0.07

   Net realized and unrealized gain (loss) on
      investments................................       (0.39)          1.20        0.76         2.57       (3.20)      (2.98)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............       (0.32)          1.22        0.86         2.62       (3.15)      (2.91)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.07)          0.00       (0.11)       (0.05)      (0.06)      (0.07)

   Distributions from net realized capital gains.       (0.86)          0.00        0.00         0.00        0.00       (0.01)
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (0.93)          0.00       (0.11)       (0.05)      (0.06)      (0.08)
                                                  ----------------
                                                 -                ------------
                                                                       15.15                    13.18                   13.82
Net Asset Value, End of Period...................$      13.90     $           $    13.93   $           $    10.61  $
                                                  ================
                                                 =                ============

Total Return (%).................................        (2.4)(b)        8.7         6.5         24.7       (22.8)      (17.3)

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.84 (c)       0.86        0.86         0.86        0.85        0.83

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.82 (c)       0.86        0.86         0.86        0.85        0.83

Ratio of net investment income to average net
   assets (%)....................................        0.89 (c)       0.11        0.81         0.43        0.44        0.50

Portfolio turnover rate (%)......................         285 (c)        217          56           60          95         131
                                                                     265,860                  227,800                 249,000
Net assets, end of period (000)..................$    607,517     $           $  268,160   $           $  180,000  $


                                                                                            Class B
                                                                                        -----------------      Class E
                                                                                       -                 -------------------
                                                                                          Period ended
                                                                                            June 30,        Period ended
                                                                                            2006(a)           June 30,
                                                                                        -----------------      2006(a)
                                                                                       -                 -------------------
                                                                                                                  14.74
Net Asset Value, Beginning of Period...................................................$        14.68    $
                                                                                        -----------------
                                                                                       -                 -------------------

Income From Investment Operations

   Net investment income...............................................................          0.00              0.01

   Net realized and unrealized loss on investments.....................................         (0.85)            (0.87)
                                                                                        -----------------
                                                                                       -                 -------------------

   Total from investment operations....................................................         (0.85)            (0.86)
                                                                                        -----------------
                                                                                       -                 -------------------

Less distributions
                                                                                                                  13.88
Net Asset Value, End of Period.........................................................$        13.83    $
                                                                                        =================
                                                                                       =                 ===================

Total Return (%).......................................................................          (5.8)(b)          (5.8)(b)

Ratio of operating expenses to average net assets before expense reductions (%)........          1.07 (c)          0.97 (c)

Ratio of operating expenses to average net assets after expense reductions (%) (d).....          1.05 (c)          0.95 (c)

Ratio of net investment income to average net assets (%)...............................          0.12 (c)          0.18 (c)

Portfolio turnover rate (%)............................................................           285 (c)           285 (c)
                                                                                                                    208
Net assets, end of period (000)........................................................$          733    $

(a)  Commencement of operations was May 1, 2006 for Classes B and E.
(b) Periods less than one year are not computed on an annualized basis. (c)
Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--99.0% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--5.8%
                                                                       1,153,337
European Aeronautic Defense & Space
   Co. (EUR).........................   40,300 $

General Dynamics Corp................   51,900     3,397,374

Goodrich Corp........................   54,600     2,199,834

Hexcel Corp. (a).....................  229,300     3,602,303

Honeywell International, Inc.........  951,800    38,357,539

L-3 Communications Holdings, Inc.....   13,600     1,025,712

Raytheon Co..........................   59,100     2,634,087

Rockwell Collins, Inc................   29,500     1,648,165

United Technologies Corp.............   30,900     1,959,678
                                                --------------
                                               -
                                                                      55,978,029
                                                --------------
                                               -


Air Freight & Logistics--0.1%

EGL, Inc.............................   21,400     1,074,280
                                                --------------
                                               -


Airlines--0.7%

ACE Aviation Holdings, Inc. (CAD) (b)   52,900     1,477,879

AirTran Holdings, Inc. (a) (b).......  134,400     1,997,184

JetBlue Airways Corp. (a) (b)........   55,400       672,556

Southwest Airlines Co................  123,600     2,023,332

UAL Corp. (a) (b)....................   24,095       747,427
                                                --------------
                                               -
                                                                       6,918,378
                                                --------------
                                               -


Auto Components--0.1%

Tenneco, Inc.........................   29,400       764,400
                                                --------------
                                               -


Automobiles--0.5%

General Motors Corp. (a).............  105,900     3,154,761

Hyundai Motor Corp. (KRW)............   11,550       985,057

Renault S.A. (EUR)...................    3,400       363,851
                                                --------------
                                               -
                                                                       4,503,669
                                                --------------
                                               -


Beverages--0.5%

Diageo, Plc. (ADR)...................   19,400     1,310,470

The Coca-Cola Co.....................   90,100     3,876,102
                                                --------------
                                               -
                                                                       5,186,572
                                                --------------
                                               -


Biotechnology--1.2%

Alkermes, Inc. (a) (b)...............   10,600       200,552

Amgen, Inc. (b)......................    7,300       476,179

Biogen Idec, Inc. (b)................   54,400     2,520,352

Cephalon, Inc. (a) (b)...............  122,081     7,337,068

ImClone Systems, Inc. (a) (b)........    8,500       328,440

Neurocrine Biosciences, Inc. (a) (b).   43,800       464,280
                                                --------------
                                               -
                                                                      11,326,871
                                                --------------
                                               -


Building Products--0.6%

Masco Corp. (a)......................  179,300     5,314,452

Watsco, Inc..........................   14,400       861,408
                                                --------------
                                               -
                                                                       6,175,860
                                                --------------
                                               -


Capital Markets--3.7%

Capital One Financial Corp...........   44,600     3,811,070

IntercontinentalExchange, Inc. (a)
   (b)...............................    1,500        86,910

Investors Financial Services Corp.
   (a)...............................   27,200     1,221,280

Security Description                   Shares      Value*
---------------------------------------------------------------



Capital Markets--(Continued)
                                                                       3,492,040
Lehman Brothers Holdings, Inc........   53,600 $

Merrill Lynch & Co., Inc.............   24,351     1,693,856

Morgan Stanley.......................  159,300    10,069,353

Nomura Holdings, Inc. (JPY)..........  193,200     3,631,748

Nuveen Investments, Inc. (Class A)...    8,500       365,925

State Street Corp....................   78,700     4,571,683

The Bear Stearns Co., Inc............    9,750     1,365,780

The Charles Schwab Corp..............  115,749     1,849,669

UBS AG...............................   30,400     3,334,880
                                                --------------
                                               -
                                                                      35,494,194
                                                --------------
                                               -


Chemicals--2.4%

Ashland, Inc.........................   17,600     1,173,920

Chemtura Corp........................   82,800       773,352

Cytec Industries, Inc................   35,500     1,904,930

E. I. du Pont de Nemours & Co........  190,000     7,904,000

Ecolab, Inc..........................   88,300     3,583,214

Georgia Gulf Corp. (a)...............   23,200       580,464

Lyondell Chemical Co.................   76,615     1,736,096

NOVA Chemicals Corp..................   11,400       328,206

NOVA Chemicals Corp. (Toronto) (CAD).   48,400     1,391,663

Praxair, Inc.........................   79,650     4,301,100
                                                --------------
                                               -
                                                                      23,676,945
                                                --------------
                                               -


Commercial Banks--2.3%

Bank of China, Ltd. (HKD)............  753,000       341,744

Golden West Financial Corp...........   25,100     1,862,420

Kookmin Bank.........................   31,800     2,641,308

Mizuho Financial Group, Inc. (JPY)...      251     2,133,203

Standard Chartered (GBP).............   42,500     1,035,695

UCBH Holdings, Inc. (a)..............   75,400     1,247,116

W Holding Co., Inc...................   73,988       492,020

Wachovia Corp........................  159,374     8,618,946

Wells Fargo & Co.....................   64,700     4,340,076
                                                --------------
                                               -
                                                                      22,712,528
                                                --------------
                                               -


Commercial Services & Supplies--1.3%

Allied Waste Industries, Inc. (b)....   92,600     1,051,936

Cendant Corp.........................  187,300     3,051,117

Cintas Corp..........................   35,500     1,411,480

Robert Half International, Inc.......   91,600     3,847,200

The Brinks Co........................   56,100     3,164,601
                                                --------------
                                               -
                                                                      12,526,334
                                                --------------
                                               -


Communications Equipment--1.0%

Alcatel S.A..........................  150,600     1,899,066

Comverse Technology, Inc. (b)........   30,100       595,077

Lucent Technologies, Inc. (b)........  539,400     1,305,348

Motorola, Inc........................   40,800       822,120

Nokia Corp. (ADR)....................  173,700     3,519,162

Nortel Networks Corp. (b)............  395,600       886,144

Nortel Networks Corp. (CAD)..........  431,700       960,194
                                                --------------
                                               -
                                                                       9,987,111
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Computers & Peripherals--1.8%
                                                                      13,562,208
Hewlett-Packard Co...................  428,100 $

Imation Corp.........................   34,600     1,420,330

Seagate Technology (a) (b)...........  114,300     2,587,752
                                                --------------
                                               -
                                                                      17,570,290
                                                --------------
                                               -


Construction & Engineering--0.9%

Chicago Building & Iron Co., N.V.....   29,500       712,425

Dycom Industries, Inc. (a) (b).......   62,900     1,339,141

Fluor Corp...........................   38,600     3,587,098

Jacobs Engineering Group, Inc. (b)...   29,700     2,365,308

MasTec, Inc. (a) (b).................   90,000     1,188,900
                                                --------------
                                               -
                                                                       9,192,872
                                                --------------
                                               -


Containers & Packaging--0.7%

Ball Corp............................   22,700       840,808

Owens-Illinois, Inc. (b).............   72,200     1,210,072

Packaging Corp. of America...........   91,100     2,006,022

Smurfit-Stone Container Corp. (a) (b)  231,483     2,532,424
                                                --------------
                                               -
                                                                       6,589,326
                                                --------------
                                               -


Distributors--0.1%

WESCO International, Inc.............    7,700       531,300
                                                --------------
                                               -


Diversified Consumer Services--0.2%

Apollo Group, Inc. (Class A) (b).....   42,900     2,216,643
                                                --------------
                                               -


Diversified Financial Services--6.2%

Bank of America Corp.................  416,804    20,048,272

Citigroup, Inc.......................  350,266    16,896,832

JPMorgan Chase & Co..................  551,128    23,147,376
                                                --------------
                                               -
                                                                      60,092,480
                                                --------------
                                               -


Diversified Telecommunication Services--3.8%

AT&T, Inc............................  862,700    24,060,703

Covad Communications Group, Inc. (a).  400,000       804,000

Telus Corp. (CAD)....................   42,100     1,737,994

Verizon Communications, Inc..........  296,900     9,943,181
                                                --------------
                                               -
                                                                      36,545,878
                                                --------------
                                               -


Electric Utilities--1.1%

CMS Energy Corp. (a) (b).............  221,700     2,868,798

Exelon Corp..........................   83,400     4,739,622

PPL Corp.............................  104,800     3,385,040
                                                --------------
                                               -
                                                                      10,993,460
                                                --------------
                                               -


Electrical Equipment--0.6%

ABB, Ltd. (ADR)......................  135,600     1,757,376

Cooper Industries, Ltd. (Class A)....   17,100     1,588,932

Rockwell Automation, Inc.............   31,800     2,289,918
                                                --------------
                                               -
                                                                       5,636,226
                                                --------------
                                               -


Electronic Equipment &
   Instruments--1.9%

Agilent Technologies, Inc. (b).......   90,300     2,849,868

Jabil Circuit, Inc. (b)..............   27,100       693,760

Security Description                   Shares      Value*
---------------------------------------------------------------



Electronic Equipment & Instruments--(Continued)
                                                                       1,765,782
Molex, Inc. (a)......................   52,600 $

PerkinElmer, Inc.....................   71,600     1,496,440

Symbol Technologies, Inc. (a)........  309,500     3,339,505

Thermo Electron Corp. (b)............  168,400     6,102,816

Vishay Intertechnology, Inc. (b).....  118,100     1,857,713
                                                --------------
                                               -
                                                                      18,105,884
                                                --------------
                                               -


Energy Equipment & Services--5.1%

BJ Services Co.......................   41,600     1,550,016

FMC Technologies, Inc. (b)...........   43,800     2,954,748

GlobalSantaFe Corp...................   54,900     3,170,475

Halliburton Co.......................  216,900    16,096,149

National-Oilwell Varco, Inc. (b).....  146,987     9,307,217

Noble Corp...........................   27,200     2,024,224

Pride International, Inc. (b)........  105,600     3,297,888

Schlumberger, Ltd....................   97,300     6,335,203

Smith International, Inc. (b)........   99,000     4,402,530
                                                --------------
                                               -
                                                                      49,138,450
                                                --------------
                                               -


Food & Staples Retailing--1.8%

Carrefour S.A. (EUR).................   14,000       818,931

CVS Corp.............................   90,800     2,787,560

Safeway, Inc. (b)....................   59,700     1,552,200

The Kroger Co. (b)...................  372,200     8,136,292

Wal-Mart Stores, Inc.................   75,600     3,641,652
                                                --------------
                                               -
                                                                      16,936,635
                                                --------------
                                               -


Food Products--0.5%

McCormick & Co., Inc.................   70,200     2,355,210

Nestle S.A. (CHF)....................    5,580     1,747,482

Tyson Foods, Inc. (Class A)..........   63,100       937,666
                                                --------------
                                               -
                                                                       5,040,358
                                                --------------
                                               -


Health Care Equipment & Supplies--3.1%

Baxter International, Inc............  327,500    12,038,900

C.R. Bard, Inc.......................   26,447     1,937,507

Cooper Cos., Inc. (a)................    9,200       407,468

Dionex Corp. (b).....................   26,900     1,470,354

Hologic, Inc. (a) (b)................    6,900       340,584

Illumina, Inc........................   26,100       774,126

IMS Health, Inc......................   29,500       792,075

Inverness Medical Innovations, Inc.
   (a)...............................   52,000     1,467,960

Medtronic, Inc.......................   19,600       919,632

Varian Medical Systems, Inc. (b).....   20,300       961,205

Varian, Inc. (b).....................   52,400     2,175,124

Waters Corp. (b).....................  147,700     6,557,880
                                                --------------
                                               -
                                                                      29,842,815
                                                --------------
                                               -


Health Care Providers & Services--0.6%

Chemed Corp. (a).....................   24,030     1,310,356

Emdeon Corp. (b).....................   82,700     1,026,307

HCA, Inc.............................    8,100       349,515

Service Corp. International (a)......  164,300     1,337,402

UnitedHealth Group, Inc..............   20,600       922,468

WebMD Health Corp. (a) (b)...........   13,600       643,280
                                                --------------
                                               -
                                                                       5,589,328
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                  Shares       Value*
---------------------------------------------------------------



Hotels, Restaurants & Leisure--0.7%
                                                                       1,854,700
Gaylord Entertainment Co. (b)......    42,500  $

McDonald's Corp....................   139,000      4,670,400
                                                --------------
                                               -
                                                                       6,525,100
                                                --------------
                                               -


Household Durables--0.7%

Sony Corp. (ADR)...................   120,200      5,293,608

Whirlpool Corp. (a)................    21,800      1,801,770
                                                --------------
                                               -
                                                                       7,095,378
                                                --------------
                                               -


Household Products--1.3%

Colgate-Palmolive Co...............   210,400     12,602,960
                                                --------------
                                               -


Independent Power Producers & Energy Traders--0.4%

Mirant Corp. (b)...................   112,500      3,015,000

The AES Corp. (b)..................    67,400      1,243,530
                                                --------------
                                               -
                                                                       4,258,530
                                                --------------
                                               -


Industrial Conglomerates--5.0%

General Electric Co................ 1,105,300     36,430,688

Smiths Group, Plc. (GBP)...........   123,000      2,024,137

Textron, Inc.......................    26,500      2,442,770

Tyco International, Ltd............   255,400      7,023,500
                                                --------------
                                               -
                                                                      47,921,095
                                                --------------
                                               -


Insurance--8.2%

ACE, Ltd...........................   198,300     10,031,997

American International Group, Inc..   569,700     33,640,785

Aspen Insurance Holdings, Ltd......    49,000      1,141,210

Endurance Specialty Holdings, Ltd..    18,500        592,000

Hilb, Rogal & Hamilton Co..........    40,900      1,524,343

Munchener
   Ruckversicherungs-Gesellschaft
   AG (EUR)........................    13,100      1,784,875

PartnerRe, Ltd. (a)................   105,700      6,770,085

Platinum Underwriters Holdings,
   Ltd.............................    73,400      2,053,732

Scottish Re Group, Ltd.............    34,800        580,464

Swiss Reinsurance Co. (CHF)........    22,000      1,532,604

The Hartford Financial Services
   Group, Inc......................   127,250     10,765,350

The Navigators Group, Inc. (b).....    11,800        517,076

W.R. Berkley Corp..................   161,175      5,500,903

XL Capital, Ltd. (Class A).........    48,200      2,954,660
                                                --------------
                                               -
                                                                      79,390,084
                                                --------------
                                               -


Internet & Catalog Retail--0.2%

Coldwater Creek, Inc. (b)..........    83,550      2,235,798
                                                --------------
                                               -


Internet Software & Services--0.7%

eBay, Inc. (b).....................    37,000      1,083,730

Expedia, Inc. (a) (b)..............    29,600        443,112

Google, Inc. (Class A) (b).........    13,150      5,514,190
                                                --------------
                                               -
                                                                       7,041,032
                                                --------------
                                               -


IT Services--0.7%

First Data Corp....................    63,000      2,837,520

Infosys Technologies Ltd. (a)......    14,400      1,100,304

Security Description                   Shares      Value*
---------------------------------------------------------------



IT Services--(Continued)
                                                                         974,400
Mastercard, Inc......................   20,300 $

Paychex, Inc.........................   36,600     1,426,668

Satyam Computer Services Ltd. (a)....   11,300       374,482
                                                --------------
                                               -
                                                                       6,713,374
                                                --------------
                                               -


Leisure Equipment & Products--1.0%

Eastman Kodak Co. (a)................  387,300     9,209,994

Leapfrog Enterprises, Inc. (a).......   33,300       336,330
                                                --------------
                                               -
                                                                       9,546,324
                                                --------------
                                               -


Machinery--0.6%

Atlas Copco AB (Series A) (SEK)......   18,800       521,126

Deere & Co...........................   48,100     4,015,869

Flowserve Corp. (b)..................   16,000       910,400
                                                --------------
                                               -
                                                                       5,447,395
                                                --------------
                                               -


Media--3.2%

CBS Corp. (Class B)..................   44,666     1,208,215

Clear Channel Communications, Inc....   83,100     2,571,945

Clear Channel Outdoor Holdings, Inc.
   (b)...............................   31,800       666,528

Comcast Corp. (Class A) (b)..........  149,400     4,891,356

Lamar Advertising Co. (Class A) (a)..   24,300     1,308,798

Live Nation, Inc. (b)................   23,100       470,316

News Corp. (Class A).................  189,522     3,635,032

The Walt Disney Co...................  280,300     8,409,000

Time Warner, Inc.....................  179,500     3,105,350

Univision Communications, Inc.
   (Class A) (b).....................   95,800     3,209,300

Viacom, Inc. (Class B) (b)...........   33,166     1,188,669
                                                --------------
                                               -
                                                                      30,664,509
                                                --------------
                                               -


Metals & Mining--2.2%

Alcoa, Inc...........................  152,800     4,944,608

Allegheny Technologies, Inc..........    6,600       456,984

CONSOL Energy, Inc. (b)..............   51,400     2,401,408

Freeport-McMoRan Copper & Gold, Inc.
   (Class B).........................   22,800     1,263,348

Mittal Steel Co. N.V. (a)............   84,500     2,578,095

Newmont Mining Corp..................  134,800     7,134,964

Oregon Steel Mills, Inc. (a).........   54,600     2,766,036
                                                --------------
                                               -
                                                                      21,545,443
                                                --------------
                                               -


Multiline Retail--1.6%

99 Cents Only Stores (a) (b).........   90,800       949,768

Family Dollar Stores, Inc............   78,500     1,917,755

Federated Department Stores, Inc.....  157,200     5,753,520

Kohl's Corp. (b).....................   64,700     3,825,064

Lotte Shopping Co. (b)...............   67,400     1,291,384

Saks, Inc............................   79,200     1,280,664
                                                --------------
                                               -
                                                                      15,018,155
                                                --------------
                                               -


Office Electronics--0.2%

Xerox Corp. (b)......................   70,900       986,219

Zebra Technologies Corp. (Class A)
   (b)...............................   25,100       857,416
                                                --------------
                                               -
                                                                       1,843,635
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--7.3%
                                                                       3,548,136
Anadarko Petroleum Corp..............   74,400 $

Chevron Corp.........................  147,600     9,160,056

ConocoPhillips.......................   51,344     3,364,572

El Paso Corp.........................  241,700     3,625,500

EOG Resources, Inc...................   34,400     2,385,296

Exxon Mobil Corp.....................  391,900    24,043,065

Hess Corp............................   60,900     3,218,565

Hugoton Royalty Trust (a)............    4,661       138,425

Massey Energy Co. (a)................   53,950     1,942,200

Occidental Petroleum Corp............   36,700     3,763,585

OMI Corp. (a)........................   56,300     1,218,895

Quicksilver Resources, Inc. (a) (b)..  138,800     5,109,228

Ultra Petroleum Corp. (b)............   23,900     1,416,553

Valero Energy Corp...................   80,100     5,328,252

XTO Energy, Inc......................   48,200     2,133,814
                                                --------------
                                               -
                                                                      70,396,142
                                                --------------
                                               -


Personal Products--1.0%

Alberto-Culver Co. (Class B).........   21,000     1,023,120

Avon Products, Inc...................  270,200     8,376,200
                                                --------------
                                               -
                                                                       9,399,320
                                                --------------
                                               -


Pharmaceuticals--5.7%

Allergan, Inc........................    7,000       750,820

Alnylam Pharmaceuticals, Inc. (a)....   95,400     1,438,632

Bristol-Myers Squibb Co. (a).........  230,100     5,950,386

Johnson & Johnson....................   64,600     3,870,832

Merck & Co., Inc.....................  404,100    14,721,363

Pfizer, Inc..........................  718,000    16,851,460

Schering-Plough Corp.................  299,800     5,705,194

Teva Pharmaceutical Industries, Ltd.
   (ADR).............................   20,500       647,595

Wyeth Pharmaceuticals................  107,900     4,791,839
                                                --------------
                                               -
                                                                      54,728,121
                                                --------------
                                               -


Real Estate--1.1%

Annaly Mortgage Management, Inc.
   (REIT) (a)........................   65,500       839,055

Equity Lifestyle Properties, Inc.
   (REIT)............................   23,500     1,030,005

Equity Office Properties Trust (REIT)   54,100     1,975,191

Equity Residential (REIT)............   96,800     4,329,864

General Growth Properties, Inc.
   (REIT)............................   54,350     2,449,011
                                                --------------
                                               -
                                                                      10,623,126
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--1.4%

Applied Materials, Inc...............   65,700     1,069,596

Freescale Semiconductor, Inc. (Class
   A) (b)............................   75,300     2,183,700

Intel Corp...........................   81,200     1,538,740

Marvell Technology Group, Ltd. (b)...   22,453       995,341

Micron Technology, Inc. (b)..........  294,500     4,435,170

Samsung Electronics Co., Ltd. (KRW)..    2,680     1,710,318

Spansion, Inc. (Class A) (b).........   18,200       290,108

Teradyne, Inc. (a) (b)...............   56,100       781,473

Xilinx, Inc..........................   30,700       695,355
                                                --------------
                                               -
                                                                      13,699,801
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Software--1.0%
                                                                       1,949,101
BEA Systems, Inc.....................  148,900 $

Electronic Arts, Inc. (b)............   20,100       865,104

Macrovision Corp. (b)................   53,000     1,140,560

NAVTEQ, Inc. (b).....................   24,300     1,085,724

Symantec Corp. (b)...................  262,300     4,076,142

TradeStation Group, Inc. (a).........   75,500       956,585
                                                --------------
                                               -
                                                                      10,073,216
                                                --------------
                                               -


Specialty Retail--2.0%

Best Buy Co., Inc....................  104,700     5,741,748

Casual Male Retail Group, Inc. (a)...   56,300       565,815

Circuit City Stores, Inc.............   49,100     1,336,502

Eddie Bauer Holdings, Inc. (b).......   25,500       293,250

OfficeMax, Inc.......................    8,600       350,450

Staples, Inc.........................   98,800     2,402,816

The Gymboree Corp. (b)...............   40,900     1,421,684

The Home Depot, Inc..................  151,350     5,416,817

TJX Cos., Inc........................   37,700       861,822

Tween Brands, Inc....................   26,900     1,032,691
                                                --------------
                                               -
                                                                      19,423,595
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--0.2%

Deckers Outdoor Corp. (a)............   33,600     1,295,616

VF Corp..............................    8,100       550,152
                                                --------------
                                               -
                                                                       1,845,768
                                                --------------
                                               -


Thrifts & Mortgage Finance--1.7%

Doral Financial Corp. (a)............  175,200     1,123,032

Federal Home Loan Mortgage Corp......   53,200     3,032,932

Federal National Mortgage Association  194,900     9,374,690

Hudson City Bancorp, Inc.............  184,900     2,464,717
                                                --------------
                                               -
                                                                      15,995,371
                                                --------------
                                               -


Tobacco--1.0%

Altria Group, Inc....................  130,800     9,604,644
                                                --------------
                                               -


Trading Companies & Distributors--0.1%

Interline Brands, Inc. (b)...........   59,600     1,393,448
                                                --------------
                                               -


Transportation Infrastructure--0.1%

Grupo Aeroportuario del Pacifico
   S.A. de C.V. (b)..................   31,700     1,009,645
                                                --------------
                                               -


Wireless Telecommunication Services--1.1%

American Tower Corp. (Class A) (b)...  125,600     3,908,672

Leap Wireless International, Inc.....    8,200       389,090

Sprint Nextel Corp...................  306,670     6,130,333
                                                --------------
                                               -
                                                                      10,428,095
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $928,891,238)....            956,816,220
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments--1.3%


                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Repurchase Agreement--1.3%
                                                                      12,450,000
State Street Corp. Repurchase
   Agreement dated 6/30/06 at
   2.500% to be repurchased at
   $12,450,000 on 07/03/06,
   collateralized by $9,385,000
   U.S. Treasury Bond 9.875% due
   11/15/15 with a value of
   $12,700,542...................$ 12,450,000  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $12,450,000).                 12,450,000
                                                --------------
                                               -

Total Investments--100.3%
   (Identified Cost
   $941,341,224) (c).............                969,266,220

Liabilities in excess of other
   assets........................                 (3,281,403)
                                                --------------
                                               -
                                                                     965,984,817
Total Net Assets--100%............              $
                                                ==============
                                               =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $81,179,798 and the collateral received consisted of cash in the amount of $82,389,648 and securities with a market value of $37,700.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $941,341,224 and the composition of unrealized appreciation and depreciation of investment securities was $52,927,649 and $(25,002,653), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CAD)--   Canadian Dollar
(CHF)--   Swiss Franc
(EUR)--   Euro
(GBP)--   British Pound
(HKD)--   Hong Kong Dollar
(JPY)--   Japanese Yen
(KRW)--   South Korean Won
(SEK)--   Swedish Krona

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                               969,266,220
   Investments at value.........                                                                          $

   Cash.........................                                                                                       196

   Foreign cash at value........                                                                                 4,437,723

   Collateral for securities loaned                                                                             82,389,649

   Receivable for:

      Securities sold...........                                                                                 2,469,341

      Fund shares sold..........                                                                                   507,168

      Accrued interest and dividends                                                                             1,151,590

      Foreign taxes.............                                                                                    36,201
                                                                                                           -----------------
                                                                                                          -

         Total Assets...........                                                                             1,060,258,088

Liabilities

   Payable for:

      Fund shares redeemed......                                                           $   1,439,785

      Securities purchased......                                                               9,583,633

      Withholding taxes.........                                                                   3,455

      Return of collateral for securities loaned                                              82,389,649

   Accrued expenses:

      Management fees...........                                                                 498,600

      Service and distribution fees                                                               45,579

      Other expenses............                                                                 312,570
                                                                                            --------------
                                                                                           -

         Total Liabilities......                                                                                94,273,271
                                                                                                           -----------------
                                                                                                          -
                                                                                                               965,984,817
Net Assets......................                                                                          $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                               894,862,965
      Capital paid in...........                                                                          $

      Undistributed net investment income                                                                        2,232,878

      Accumulated net realized gains                                                                            40,912,609

      Unrealized appreciation on investments and foreign currency                                               27,976,365
                                                                                                           -----------------
                                                                                                          -
                                                                                                               965,984,817
Net Assets......................                                                                          $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                    192.38
Net asset value and redemption price per share ($503,634,106 divided by 2,617,950 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                    191.90
Net asset value and redemption price per share ($49,941,159 divided by 260,250 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =

Class D
                                                                                                                    192.10
Net asset value and redemption price per share ($351,776,280 divided by 1,831,236 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                    191.90
Net asset value and redemption price per share ($60,633,272 divided by 315,959 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =
                                                                                                               941,341,224
Identified cost of investments..                                                                          $
                                                                                                           =================
                                                                                                          =
                                                                                                                 4,387,226
Identified cost of foreign cash. $
                                                                                                           =================
                                                                                                          =







Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    6,446,269(a)
   Dividends......................                                                              $

   Interest.......................                                                                     59,103(b)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    6,505,372

Expenses

   Management fees................                                      $   2,395,289

   Service and distribution fees--Class B                                       47,343

   Service and distribution fees--Class D                                       59,572

   Service and distribution fees--Class E                                       40,685

   Directors' fees and expenses...                                             10,502

   Custodian......................                                            118,556

   Audit and tax services.........                                             23,663

   Legal..........................                                             34,387

   Printing.......................                                            118,732

   Insurance......................                                              5,276

   Miscellaneous..................                                              4,860
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          2,858,865

   Expense reductions.............                                            (87,321)              2,771,544
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Income.............                                                                  3,733,828
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net................                                         70,811,492

   Foreign currency transactions--net                                           45,071              70,856,563
                                                                         -----------------------
                                                                        -
Unrealized appreciation (depreciation) on:

   Investments--net................                                        (39,695,209)

   Foreign currency transactions--net                                              872             (39,694,337)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net gain..........................                                                                 31,162,226
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   34,896,054
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Net of foreign taxes of $54,823. (b) Includes income on securities loaned of $15,546.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 5,311,639
   Net investment income...................................................................$    3,733,828  $

   Net realized gain.......................................................................    70,856,563       61,709,664

   Unrealized depreciation.................................................................   (39,694,337)      (7,766,702)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................    34,896,054       59,254,601
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................    (5,909,431)      (6,047,937)

         Class B...........................................................................      (334,265)        (120,604)

         Class E...........................................................................      (526,931)        (413,560)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (6,770,627)      (6,582,101)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................   (13,648,284)               0

         Class B...........................................................................    (1,065,905)               0

         Class E...........................................................................    (1,464,953)               0
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                              (16,179,142)               0
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (22,949,769)      (6,582,101)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from capital share transactions.......................   346,313,667      (33,772,938)
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................   358,259,952       18,899,562


Net Assets

   Beginning of the period.................................................................   607,724,865      588,825,303
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               607,724,865
   End of the period.......................................................................$  965,984,817  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 5,269,677
   End of the period.......................................................................$    2,232,878  $
                                                                                            ===============
                                                                                           =               =================







Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                             Six months ended
                                                                               June 30, 2006                 Year ended
                                                                        ----------------------------     December 31, 2005
                                                                       -                            ----------------------------
                                                                          Shares                      Shares
                                                                        ------------       $         ----------        $
                                                                       -            -----------------          -----------------

Class A
                                                                                        12,718,768                  32,996,068
   Sales...............................................................     63,953  $                  181,830 $

   Reinvestments.......................................................     97,980      19,557,715      35,587       6,047,937

   Redemptions.........................................................   (308,294)    (61,573,767)   (581,749)   (104,361,516)
                                                                        ------------                 ----------
                                                                       -            -----------------          -----------------
                                                                                       (29,297,284)                (65,317,511)
   Net decrease........................................................   (146,361) $                 (364,332)$
                                                                        ============
                                                                       =            ================

Class B
                                                                                        25,004,363                  23,756,181
   Sales...............................................................    126,047  $                  132,163 $

   Reinvestments.......................................................      7,029       1,400,170         711         120,604

   Redemptions.........................................................    (13,994)     (2,760,959)    (21,899)     (3,949,132)
                                                                        ------------                 ----------
                                                                       -            -----------------          -----------------
                                                                                        23,643,574                  19,927,653
   Net increase........................................................    119,082  $                  110,975 $
                                                                        ============
                                                                       =            ================

Class D
                                                                                        29,279,586                           0
   Sales...............................................................    146,183  $                        0 $

   Shares issued through acquisition...................................  1,873,171     345,711,293           0               0

   Redemptions.........................................................   (188,118)    (37,488,152)          0               0
                                                                        ------------                 ----------
                                                                       -            -----------------          -----------------
                                                                                       337,502,727                           0
   Net increase........................................................  1,831,236  $                        0 $
                                                                        ============
                                                                       =            ================

Class E
                                                                                        20,523,774                  23,750,185
   Sales...............................................................    103,110  $                  133,411 $

   Reinvestments.......................................................     10,001       1,991,884       2,439         413,560

   Redemptions.........................................................    (40,677)     (8,051,008)    (69,624)    (12,546,825)
                                                                        ------------                 ----------
                                                                       -            -----------------          -----------------
                                                                                        14,464,650                  11,616,920
   Net increase........................................................     72,434  $                   66,226 $
                                                                        ============
                                                                       =            ================
                                                                                       346,313,667                 (33,772,938)
   Increase (decrease) derived from capital share transactions.........  1,876,391  $                 (187,131)$
                                                                        ============
                                                                       =            ================

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                      176.54                   124.89                  183.39
Net Asset Value, Beginning of Period.............$     193.08     $           $   157.24   $           $   156.51  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        1.10           1.92        2.21         2.13        1.53        1.06

   Net realized and unrealized gain (loss) of
      investments................................        5.64          16.67       19.15        31.23      (31.88)     (26.45)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        6.74          18.59       21.36        33.36      (30.35)     (25.39)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (2.25)         (2.05)      (2.06)       (1.01)      (1.27)      (1.49)

   Distributions from net realized capital gains.       (5.19)          0.00        0.00         0.00        0.00        0.00
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (7.44)         (2.05)      (2.06)       (1.01)      (1.27)      (1.49)
                                                  ----------------
                                                 -                ------------
                                                                      193.08                   157.24                  156.51
Net Asset Value, End of Period...................$     192.38     $           $   176.54   $           $   124.89  $
                                                  ================
                                                 =                ============

Total Return (%).................................         3.4 (b)       10.7        13.7         26.9       (19.5)      (13.9)

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.73 (c)       0.73        0.74         0.74        0.72        0.78

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.71 (c)       0.69        0.72          N/A        0.71        0.74

Ratio of net investment income to average net
   assets (%)....................................        0.99 (c)       0.92        1.23         1.49        1.30        0.60

Portfolio turnover rate (%)......................         160 (c)         94         161           53         142         154
                                                                     533,729                  563,979                 298,982
Net assets, end of period (000)..................$    503,634     $           $  552,323   $           $  491,124  $


                                                                                 Class B
                                                     ----------------------------------------------------------------    Class D
                                                    -                                                                ---------------
                                                       Six months                                                        Period
                                                          ended                  Year ended December 31,                  ended
                                                        June 30,     ------------------------------------------------   June 30,
                                                          2006                                                           2006(a)
                                                     ----------------                                                 --------------
                                                    -                                                                -
                                                                        2005                   2003
                                                                      ----------    2004     ----------   2002(a)
                                                                     -          -------------          --------------
                                                                         175.91                 124.47                     200.55
Net Asset Value, Beginning of Period................$     192.26     $          $   156.72  $          $   125.90    $
                                                     ----------------                                   -------------
                                                    -                -----------                       -             ---------------

Income From Investment Operations

   Net investment income............................        0.94           1.26       1.88        1.22       0.18            0.40

   Net realized and unrealized gain (loss) of
      investments...................................        5.52          16.86      19.12       31.95      (1.61)          (8.85)
                                                     ----------------                                   -------------
                                                    -                -----------                       -             ---------------

   Total from investment operations.................        6.46          18.12      21.00       33.17      (1.43)          (8.45)
                                                     ----------------                                   -------------
                                                    -                -----------                       -             ---------------

Less Distributions

   Distributions from net investment income.........       (1.63)         (1.77)     (1.81)      (0.92)      0.00            0.00

   Distributions from net realized capital gains....       (5.19)          0.00       0.00        0.00       0.00            0.00
                                                     ----------------                                   -------------
                                                    -                -----------                       -             ---------------

   Total distributions..............................       (6.82)         (1.77)     (1.81)      (0.92)      0.00            0.00
                                                     ----------------                                   -------------
                                                    -                -----------                       -             ---------------
                                                                         192.26                 156.72                     192.10
Net Asset Value, End of Period......................$     191.90     $          $   175.91  $          $   124.47    $
                                                     ================                                   =============
                                                    =                ===========                       =             ===============

Total Return (%)....................................         3.2 (b)       10.4       13.5        26.9       (1.1)(b)       (4.2)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)....................        0.98 (c)       0.98       0.99        0.99       0.97 (c)       0.82 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d).................        0.96 (c)       0.94       0.97         N/A       0.96 (c)       0.80 (c)

Ratio of net investment income to average net
   assets (%).......................................        0.79 (c)       0.70       1.41        1.15       1.36 (c)       1.23 (c)

Portfolio turnover rate (%).........................         160 (c)         94        161          53        142            160 (c)
                                                                         27,141                    128                    351,776
Net assets, end of period (000).....................$     49,941     $          $    5,311  $          $        6    $

(a)  Commencement of operations was July 30, 2002, May 1, 2006 and May 1, 2001 for Classes B, D and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)



                                                                                         Class E
                                                        --------------------------------------------------------------------------
                                                       -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                        ---------------                  Year ended December 31,
                                                       -               -----------------------------------------------------------
                                                                          2005                   2003                   2001(a)
                                                                        ----------    2004     ----------    2002     ------------
                                                                       -          -------------          -------------
                                                                           175.93                 124.66                 177.17
Net Asset Value, Beginning of Period...................$     192.40    $          $   156.83  $          $   156.28  $
                                                        ---------------
                                                       -               -----------

Income From Investment Operations

   Net investment income...............................        1.00          1.29       1.58        1.41       1.35        0.14

   Net realized and unrealized gain (loss) of
      investments......................................        5.56         16.98      19.48       31.68     (31.80)     (21.03)
                                                        ---------------
                                                       -               -----------

   Total from investment operations....................        6.56         18.27      21.06       33.09     (30.45)     (20.89)
                                                        ---------------
                                                       -               -----------

Less Distributions

   Distributions from net investment income............       (1.87)        (1.80)     (1.96)      (0.92)     (1.17)       0.00

   Distributions from net realized capital gains.......       (5.19)         0.00       0.00        0.00       0.00        0.00
                                                        ---------------
                                                       -               -----------

   Total distributions.................................       (7.06)        (1.80)     (1.96)      (0.92)     (1.17)       0.00
                                                        ---------------
                                                       -               -----------
                                                                           192.40                 156.83                 156.28
Net Asset Value, End of Period.........................$     191.90    $          $   175.93  $          $   124.66  $
                                                        ===============
                                                       =               ===========

Total Return (%).......................................         3.3 (b)      10.5       13.6        26.7      (19.6)      (11.8)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%).......................        0.88 (c)      0.88       0.89        0.89       0.87        0.93 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)....................        0.86 (c)      0.84       0.87         N/A       0.86        0.89 (c)

Ratio of net investment income to average net
   assets (%)..........................................        0.86 (c)      0.78       1.12        1.31       1.15        0.61 (c)

Portfolio turnover rate (%)............................         160 (c)        94        161          53        142         154
                                                                           46,855                 18,891                  1,527
Net assets, end of period (000)........................$     60,633    $          $   31,192  $          $    5,619  $

(a)  Commencement of operations was July 30, 2002, May 1, 2006 and May 1, 2001 for Classes B, D and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock -- 94.6% of Total Net Assets




Security Description                  Shares       Value*
---------------------------------------------------------------




Aerospace & Defense--3.9%
                                                                      10,254,335
Honeywell International, Inc.......   254,450  $

Raytheon Co........................   308,000     13,727,560
                                                --------------
                                               -
                                                                      23,981,895
                                                --------------
                                               -


Automobiles--2.2%

Harley-Davidson, Inc...............   249,300     13,684,077
                                                --------------
                                               -


Beverages--6.2%

Anheuser-Busch Cos., Inc...........   297,700     13,572,143

Diageo, Plc. (ADR).................   153,200     10,348,660

InBev NV (EUR).....................   198,100      9,696,161

The Coca-Cola Co...................    94,000      4,043,880
                                                --------------
                                               -
                                                                      37,660,844
                                                --------------
                                               -


Building Products--2.1%

Masco Corp.........................   425,500     12,611,820
                                                --------------
                                               -


Capital Markets--1.3%

The Bank of New York Co., Inc......   240,300      7,737,660
                                                --------------
                                               -


Commercial Banks--2.1%

U.S. Bancorp.......................   414,800     12,809,024
                                                --------------
                                               -


Computers & Peripherals--5.2%

Dell, Inc. (a).....................   447,000     10,911,270

Hewlett-Packard Co.................   358,000     11,341,440

Sun Microsystems, Inc. (a)......... 2,269,200      9,417,180
                                                --------------
                                               -
                                                                      31,669,890
                                                --------------
                                               -


Diversified Consumer Services--1.8%

H&R Block, Inc.....................   447,000     10,665,420
                                                --------------
                                               -


Diversified Financial Services--4.7%

Citigroup, Inc.....................   293,700     14,168,088

JPMorgan Chase & Co................   345,600     14,515,200
                                                --------------
                                               -
                                                                      28,683,288
                                                --------------
                                               -


Food & Staples Retailing--2.2%

Wal-Mart Stores, Inc...............   278,500     13,415,345
                                                --------------
                                               -


Food Products--3.4%

General Mills, Inc.................   201,800     10,424,988

H.J. Heinz Co......................   253,750     10,459,575
                                                --------------
                                               -
                                                                      20,884,563
                                                --------------
                                               -


Health Care Equipment & Supplies--2.0%

Baxter International, Inc..........   330,800     12,160,208
                                                --------------
                                               -


Hotels, Restaurants & Leisure--5.6%

McDonald's Corp....................   514,700     17,293,920

Yum! Brands, Inc...................   328,300     16,503,641
                                                --------------
                                               -
                                                                      33,797,561
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Household Durables--5.4%
                                                                      10,914,237
Fortune Brands, Inc..................  153,700 $

Pulte Homes, Inc.....................  394,600    11,360,534

The Black & Decker Corp..............  122,800    10,371,688
                                                --------------
                                               -
                                                                      32,646,459
                                                --------------
                                               -


Industrial Conglomerates--1.4%

Tyco International, Ltd..............  315,000     8,662,500
                                                --------------
                                               -


Insurance--3.3%

AFLAC, Inc...........................  248,700    11,527,245

MGIC Investment Corp.................  127,500     8,287,500
                                                --------------
                                               -
                                                                      19,814,745
                                                --------------
                                               -


Internet & Catalog Retail--1.2%

Liberty Media Holding
   Corp.--Interactive (Class A) (a)...  412,225     7,115,004
                                                --------------
                                               -


IT Services--2.4%

First Data Corp......................  324,500    14,615,480
                                                --------------
                                               -


Leisure Equipment & Products--0.8%

Mattel, Inc..........................  285,900     4,720,209
                                                --------------
                                               -


Media--14.9%

Comcast Corp. (Special Class A) (a)..  416,000    13,636,480

Discovery Holding Co. (Class A) (a)..  129,100     1,888,733

EchoStar Communications Corp. (Class
   A)................................  314,300     9,683,583

Gannett Co., Inc.....................  157,400     8,803,382

Liberty Media Holding Corp. (a)......   82,445     6,906,418

The DIRECTV Group, Inc. (a)..........  743,572    12,268,938

The Walt Disney Co...................  397,700    11,931,000

Time Warner, Inc.....................  822,100    14,222,330

Viacom, Inc. (Class B) (a)...........  317,700    11,386,368
                                                --------------
                                               -
                                                                      90,727,232
                                                --------------
                                               -


Multiline Retail--2.3%

Kohl's Corp. (a).....................  234,500    13,863,640
                                                --------------
                                               -


Office Electronics--1.3%

Xerox Corp. (a)......................  572,500     7,963,475
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--1.5%

ConocoPhillips.......................  140,887     9,232,325
                                                --------------
                                               -


Pharmaceuticals--5.5%

Abbott Laboratories..................  283,600    12,367,796

Bristol-Myers Squibb Co..............  495,300    12,808,458

Schering-Plough Corp.................  450,000     8,563,500
                                                --------------
                                               -
                                                                      33,739,754
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--3.6%

Intel Corp...........................  636,700    12,065,465

Texas Instruments, Inc...............  315,700     9,562,553
                                                --------------
                                               -
                                                                      21,628,018
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)




Security Description                   Shares      Value*
---------------------------------------------------------------



Specialty Retail--5.8%
                                                                      11,008,818
Limited Brands, Inc..................  430,200 $

The Gap, Inc.........................  644,700    11,217,780

The Home Depot, Inc..................  365,200    13,070,508
                                                --------------
                                               -
                                                                      35,297,106
                                                --------------
                                               -


Thrifts & Mortgage Finance--2.5%

Washington Mutual, Inc...............  333,100    15,182,698
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $493,034,488)....            574,970,240
                                                --------------
                                               -


Short Term Investments--6.2%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Repurchase Agreement--6.2%
                                                                      37,409,000
State Street Repurchase Agreement dated 6/30/06 at 1.700% to be repurchased at
   $37,409,000 on 07/03/06, collateralized by $38,580,000 U.S. Treasury Note
   4.500% due 02/15/09 with a value of
   $38,531,775...................$ 37,409,000  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $37,409,000).                 37,409,000
                                                --------------
                                               -

Total Investments--100.8%
   (Identified Cost
   $530,443,490) (b).............                612,379,239

Liabilities in excess of other
   assets........................                 (4,713,974)
                                                --------------
                                               -
                                                                     607,665,265
Total Net Assets--100%............              $
                                                ==============
                                               =

(a)      Non-Income Producing.
(b) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $530,443,490 and the composition of unrealized appreciation and depreciation of investment securities was $94,860,128 and $(12,924,379), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)--   Euro

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              612,379,239
   Investments at value............                                                                        $

   Cash............................                                                                                   247

   Receivable for:

      Fund shares sold.............                                                                             1,019,122

      Accrued interest and dividends                                                                              472,975

      Foreign taxes................                                                                                12,150
                                                                                                            ----------------
                                                                                                           -

         Total Assets..............                                                                           613,883,733

Liabilities

   Payable for:

      Fund shares redeemed.........                                                          $  1,582,409

      Securities purchased.........                                                             4,078,989

   Accrued expenses:

      Management fees..............                                                               357,689

      Service and distribution fees                                                                40,836

      Other expenses...............                                                               158,545
                                                                                              -------------
                                                                                             -

         Total Liabilities.........                                                                             6,218,468
                                                                                                            ----------------
                                                                                                           -
                                                                                                              607,665,265
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =

   Net Assets Consists of:
                                                                                                              513,016,587
      Capital paid in..............                                                                        $

      Undistributed net investment income                                                                       2,062,103

      Accumulated net realized gains                                                                           10,650,506

      Unrealized appreciation on investments and foreign currency                                              81,936,069
                                                                                                            ----------------
                                                                                                           -
                                                                                                              607,665,265
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    13.42
Net asset value and redemption price per share ($356,582,772 divided by 26,578,458 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    13.36
Net asset value and redemption price per share ($124,607,885 divided by 9,325,679 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    13.37
Net asset value and redemption price per share ($126,474,608 divided by 9,457,572 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =
                                                                                                              530,443,490
Identified cost of investments.....                                                                        $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     4,502,795(a)
   Dividends.......................                                                              $

   Interest........................                                                                    245,275
                                                                                                  --------------------------
                                                                                                 -
                                                                                                     4,748,070

Expenses

   Management fees.................                                     $   2,193,824

   Service and distribution fees--Class B                                      145,712

   Service and distribution fees--Class E                                      100,173

   Directors' fees and expenses....                                            10,574

   Custodian.......................                                            60,561

   Audit and tax services..........                                            13,759

   Legal...........................                                            15,780

   Printing........................                                           104,026

   Insurance.......................                                             5,189

   Miscellaneous...................                                             4,455
                                                                         ------------------------
                                                                        -

   Total expenses..................                                         2,654,053

   Expense reductions..............                                           (10,018)               2,644,035
                                                                         ------------------------
                                                                        -                        ---------------------------

Net Investment Income..............                                                                  2,104,035
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain Realized gain (loss) on:

   Investments--net.................                                        13,011,780

   Foreign currency transactions--net                                           (2,188)              13,009,592
                                                                         ------------------------
                                                                        -
Unrealized appreciation on:

   Investments--net.................                                         4,692,392

   Foreign currency transactions--net                                              320                4,692,712
                                                                         ------------------------
                                                                        -                        ---------------------------

Net gain...........................                                                                 17,702,304
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    19,806,339
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $17,746.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 4,408,275
   Net investment income...................................................................$    2,104,035  $

   Net realized gain.......................................................................    13,009,592       12,091,507

   Unrealized appreciation (depreciation)..................................................     4,692,712      (24,104,899)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from operations.......................................    19,806,339       (7,605,117)
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................    (2,908,650)      (2,367,986)

         Class B...........................................................................      (650,225)        (345,158)

         Class E...........................................................................      (857,581)        (787,432)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................    (4,416,456)      (3,500,576)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from capital share transactions.......................    (9,384,415)      80,620,910
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................     6,005,468       69,515,217


Net Assets

   Beginning of the period.................................................................   601,659,797      532,144,580
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               601,659,797
   End of the period.......................................................................$  607,665,265  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 4,374,524
   End of the period.......................................................................$    2,062,103  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                            June 30, 2006                  Year ended
                                                                     ----------------------------       December 31, 2005
                                                                    -                            -------------------------------
                                                                        Shares                       Shares
                                                                     -------------       $        -------------        $
                                                                    -             ----------------             -----------------

Class A
                                                                                     54,316,309                    155,829,206
   Sales............................................................  4,031,351   $                11,878,287  $

   Reinvestments....................................................    214,502       2,908,650       187,341        2,367,986

   Redemptions...................................................... (4,841,715)    (65,374,732)  (10,444,752)    (136,809,125)
                                                                     -------------                -------------
                                                                    -             ----------------             -----------------
                                                                                     (8,149,773)                    21,388,069
   Net increase (decrease)..........................................   (595,862)  $                 1,620,876  $
                                                                     =============
                                                                    =             ===============

Class B
                                                                                     24,387,755                     75,344,107
   Sales............................................................  1,824,194   $                 5,802,518  $

   Reinvestments....................................................     48,094         650,225        27,415          345,158

   Redemptions......................................................   (857,523)    (11,479,993)     (760,700)      (9,854,984)
                                                                     -------------                -------------
                                                                    -             ----------------             -----------------
                                                                                     13,557,987                     65,834,281
   Net increase.....................................................  1,014,765   $                 5,069,233  $
                                                                     =============
                                                                    =             ===============

Class E
                                                                                      5,158,295                     18,989,749
   Sales............................................................    385,825   $                 1,460,773  $

   Reinvestments....................................................     63,431         857,581        62,495          787,432

   Redemptions...................................................... (1,555,639)    (20,808,505)   (2,026,432)     (26,378,619)
                                                                     -------------                -------------
                                                                    -             ----------------             -----------------
                                                                                    (14,792,629)                    (6,601,438)
   Net decrease..................................................... (1,106,383)  $                  (503,164) $
                                                                     =============
                                                                    =             ===============
                                                                                     (9,384,415)                    80,620,910
   Increase (decrease) derived from capital share transactions......   (687,480)  $                 6,186,945  $
                                                                     =============
                                                                    =             ===============

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       13.37                     9.61                    9.79
Net Asset Value, Beginning of Period.............$      13.09     $           $    12.06   $           $    11.56  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.05           0.11        0.10         0.07        0.06        0.08

   Net realized and unrealized gain (loss) of
      investments................................        0.39          (0.30)       1.27         2.38       (1.66)       1.72
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        0.44          (0.19)       1.37         2.45       (1.60)       1.80
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.11)         (0.09)      (0.06)        0.00       (0.09)      (0.03)

   Distributions from net realized capital gains.        0.00           0.00        0.00         0.00       (0.16)       0.00

   Distributions in excess of net realized
      capital gains..............................        0.00           0.00        0.00         0.00       (0.10)       0.00
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------

   Total distributions...........................       (0.11)         (0.09)      (0.06)        0.00       (0.35)      (0.03)
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------
                                                                       13.09                    12.06                   11.56
Net Asset Value, End of Period...................$      13.42     $           $    13.37   $           $     9.61  $
                                                  ================                                      ===========
                                                 =                ============                         =           =============

Total Return (%).................................         3.3 (b)       (1.4)       11.4         25.5       (14.2)       18.4

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.79 (c)       0.78        0.79         0.83        0.83        0.86

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.79 (c)       0.78        0.78         0.81        0.82        0.84

Ratio of net investment income to average net
   assets (%)....................................        0.77 (c)       0.86        0.80         0.70        0.68        0.98

Portfolio turnover rate (%)......................          16 (c)         13          16           13          30          33
                                                                     355,707                  296,728                 213,758
Net assets, end of period (000)..................$    356,583     $           $  341,632   $           $  228,544  $


                                                                                            Class B
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ----------------            Year ended December 31,
                                                                -                -----------------------------------------------
                                                                                     2005                   2003
                                                                                  -----------    2004     ---------   2002(a)
                                                                                 -           -------------         -------------
                                                                                      13.31                   9.59
Net Asset Value, Beginning of Period............................$      13.02     $           $    12.01  $         $    9.96
                                                                 ----------------
                                                                -                ------------

Income From Investment Operations

   Net investment income........................................        0.03           0.06        0.05       0.02      0.01

   Net realized and unrealized gain (loss) of investments.......        0.38          (0.28)       1.29       2.40     (0.38)
                                                                 ----------------
                                                                -                ------------

   Total from investment operations.............................        0.41          (0.22)       1.34       2.42     (0.37)
                                                                 ----------------
                                                                -                ------------

Less Distributions

   Distributions from net investment income.....................       (0.07)         (0.07)      (0.04)      0.00      0.00
                                                                 ----------------
                                                                -                ------------

   Total distributions..........................................       (0.07)         (0.07)      (0.04)      0.00      0.00
                                                                 ----------------
                                                                -                ------------
                                                                                      13.02                  12.01
Net Asset Value, End of Period..................................$      13.36     $           $    13.31  $         $    9.59
                                                                 ================
                                                                =                ============

Total Return (%)................................................         3.2 (b)       (1.7)       11.2       25.2      (3.7)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%).......................................        1.04 (c)       1.03        1.04       1.08      1.08 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)...........................................        1.04 (c)       1.03        1.03       1.06      1.07 (c)

Ratio of net investment income to average net assets (%)........        0.52 (c)       0.66        1.07       0.55      0.61 (c)

Portfolio turnover rate (%).....................................          16 (c)         13          16         13        30
                                                                                    108,214                  1,138
Net assets, end of period (000).................................$    124,608     $           $   43,136  $         $       9

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights (Unaudited)



                                                                                        Class E
                                                      ----------------------------------------------------------------------------
                                                     -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                      ----------------                  Year ended December 31,
                                                     -                ------------------------------------------------------------
                                                                          2005                    2003                  2001(a)
                                                                       -----------    2004      ----------   2002     ------------
                                                                      -           --------------          ------------
                                                                           13.32                     9.59                11.00
Net Asset Value, Beginning of Period.................$      13.04     $           $    12.02   $          $    11.55 $
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

Income From Investment Operations

   Net investment income.............................        0.05           0.09        0.07         0.04       0.09      0.00

   Net realized and unrealized gain (loss) of
      investments....................................        0.37          (0.30)       1.28         2.39      (1.71)     0.55
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

   Total from investment operations..................        0.42          (0.21)       1.35         2.43      (1.62)     0.55
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

Less Distributions

   Distributions from net investment income..........       (0.09)         (0.07)      (0.05)        0.00      (0.08)     0.00

   Distributions from net realized capital gains.....        0.00           0.00        0.00         0.00      (0.16)     0.00

   Distributions in excess of net realized capital
      gains..........................................        0.00           0.00        0.00         0.00      (0.10)     0.00
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

   Total distributions...............................       (0.09)         (0.07)      (0.05)        0.00      (0.34)     0.00
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------
                                                                           13.04                    12.02                11.55
Net Asset Value, End of Period.......................$      13.37     $           $    13.32   $          $     9.59 $
                                                      ================                                     ==========
                                                     =                ============                        =          =============

Total Return (%).....................................         3.2 (b)       (1.5)       11.3         25.3      (14.3)      5.0(b)

Ratio of operating expenses to average net assets
   before expense reductions (%).....................        0.94 (c)       0.93        0.94         0.98       0.98      1.01(c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)..................        0.94 (c)       0.93        0.93         0.96       0.97      0.98(c)

Ratio of net investment income to average net assets
   (%)...............................................        0.62 (c)       0.70        0.68         0.60       0.67      1.28(c)

Portfolio turnover rate (%)..........................          16 (c)         13          16           13         30        33
                                                                         137,739                   99,196                  185
Net assets, end of period (000)......................$    126,475     $           $  147,376   $          $   24,936 $

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.7% of Total Net Assets




Security Description                 Shares        Value*
---------------------------------------------------------------



Aerospace & Defense--3.2%
                                                                      17,020,898
Boeing Co.........................   207,800  $

United Technologies Corp..........   312,900       19,844,118
                                               ---------------
                                              -
                                                                      36,865,016
                                               ---------------
                                              -


Beverages--2.5%

PepsiCo, Inc......................   473,900       28,452,956
                                               ---------------
                                              -


Biotechnology--6.9%

Amgen, Inc. (a)...................   388,700       25,354,901

Genentech, Inc. (a)...............   302,400       24,736,320

Gilead Sciences, Inc. (a).........   481,400       28,479,624
                                               ---------------
                                              -
                                                                      78,570,845
                                               ---------------
                                              -


Capital Markets--7.9%

Lehman Brothers Holdings, Inc.....   107,200        6,984,080

Merrill Lynch & Co., Inc..........   252,500       17,563,900

The Charles Schwab Corp........... 1,211,500       19,359,770

The Goldman Sachs Group, Inc......   118,900       17,886,127

UBS AG............................   254,000       27,863,800
                                               ---------------
                                              -
                                                                      89,657,677
                                               ---------------
                                              -


Communications Equipment--8.6%

Cisco Systems, Inc. (a)........... 1,291,700       25,226,901

Corning, Inc. (a).................   795,700       19,247,983

Motorola, Inc.....................   673,700       13,575,055

Nokia Corp. (ADR).................   887,900       17,988,854

Qualcomm, Inc.....................   555,300       22,250,871
                                               ---------------
                                              -
                                                                      98,289,664
                                               ---------------
                                              -


Computers & Peripherals--1.9%

Apple Computer, Inc. (a)..........   370,400       21,157,248
                                               ---------------
                                              -


Consumer Finance--2.1%

American Express Co...............   439,800       23,406,156
                                               ---------------
                                              -


Diversified Financial
   Services--2.3%

KKR Private Equity Investors, LLP
   (144A) (RDU) (a)...............   425,100        9,309,690

NYSE Group, Inc. (a) (b)..........   247,200       16,928,256
                                               ---------------
                                              -
                                                                      26,237,946
                                               ---------------
                                              -


Electronic Equipment & Instruments--1.6%

Agilent Technologies, Inc. (a)....   566,400       17,875,584
                                               ---------------
                                              -


Energy Equipment & Services--2.3%

Schlumberger, Ltd.................   408,700       26,610,457
                                               ---------------
                                              -


Food & Staples Retailing--1.9%

Whole Foods Market, Inc...........   338,800       21,900,032
                                               ---------------
                                              -


Health Care Equipment & Supplies--3.2%

Alcon, Inc........................   229,100       22,577,805

St. Jude Medical, Inc. (a)........   425,900       13,807,678
                                               ---------------
                                              -
                                                                      36,385,483
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Health Care Providers & Services--3.0%
                                                                      20,242,233
Caremark Rx, Inc. .................  405,900  $

WellPoint, Inc. (a)................  198,000       14,408,460
                                               ---------------
                                              -
                                                                      34,650,693
                                               ---------------
                                              -


Hotels, Restaurants & Leisure--3.3%

Chipolte Mexican Grill, Inc.
   (Class A) (a) (b)...............   42,000        2,559,900

Marriott International, Inc.
   (Class A).......................  526,900       20,085,428

Starbucks Corp. (a)................  255,500        9,647,680

The Cheesecake Factory, Inc. (a)
   (b).............................  201,800        5,438,510
                                               ---------------
                                              -
                                                                      37,731,518
                                               ---------------
                                              -


Household Products--1.6%

The Procter & Gamble Co............  317,682       17,663,119
                                               ---------------
                                              -


Industrial Conglomerates--4.1%

3M Co..............................  205,300       16,582,081

General Electric Co................  911,200       30,033,152
                                               ---------------
                                              -
                                                                      46,615,233
                                               ---------------
                                              -


Insurance--1.3%

American International Group, Inc..  252,000       14,880,600
                                               ---------------
                                              -


Internet Software & Services--6.4%

eBay, Inc. (a).....................  278,600        8,160,194

Google, Inc. (Class A) (a).........  100,100       41,974,932

Yahoo!, Inc. (a)...................  693,700       22,892,100
                                               ---------------
                                              -
                                                                      73,027,226
                                               ---------------
                                              -


Media--3.8%

News Corp. (Class A)...............  717,500       13,761,650

The Walt Disney Co.................  989,900       29,697,000
                                               ---------------
                                              -
                                                                      43,458,650
                                               ---------------
                                              -


Multiline Retail--4.3%

Federated Department Stores, Inc...  579,400       21,206,040

Kohl's Corp. (a)...................  192,100       11,356,952

Target Corp........................  340,200       16,625,574
                                               ---------------
                                              -
                                                                      49,188,566
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--2.5%

Apache Corp........................  175,000       11,943,750

Occidental Petroleum Corp..........  157,100       16,110,605
                                               ---------------
                                              -
                                                                      28,054,355
                                               ---------------
                                              -


Pharmaceuticals--6.2%

Novartis AG (ADR)..................  506,500       27,310,480

Roche Holding AG (ADR).............  356,500       29,407,614

Sanofi-Aventis (ADR)...............  289,800       14,113,260
                                               ---------------
                                              -
                                                                      70,831,354
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--6.8%

Broadcom Corp. (Class A) (a).......  700,050       21,036,503

Marvell Technology Group, Ltd. (a).  462,400       20,498,192

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)




Security Description                 Shares        Value*
---------------------------------------------------------------



Semiconductors & Semiconductor Equipment--(Continued)
                                                                      18,321,966
Maxim Integrated Products, Inc.....  570,600  $

Texas Instruments, Inc.............  568,700       17,225,923
                                               ---------------
                                              -
                                                                      77,082,584
                                               ---------------
                                              -


Software--5.7%

Adobe Systems, Inc. (a)............  838,200       25,447,752

Electronic Arts, Inc. (a)..........  267,200       11,500,288

Microsoft Corp.....................  256,000        5,964,800

SAP AG (ADR).......................  428,600       22,510,072
                                               ---------------
                                              -
                                                                      65,422,912
                                               ---------------
                                              -


Specialty Retail--1.1%

Urban Outfitters, Inc. (a).........  285,600        4,995,144

Williams-Sonoma, Inc. .............  206,000        7,014,300
                                               ---------------
                                              -
                                                                      12,009,444
                                               ---------------
                                              -


Textiles, Apparel & Luxury
   Goods--3.0%

Coach, Inc. (a)....................  552,700       16,525,730

NIKE, Inc. (Class B)...............  212,600       17,220,600
                                               ---------------
                                              -
                                                                      33,746,330
                                               ---------------
                                              -


Security Description                Shares         Value*
---------------------------------------------------------------


Wireless Telecommunication Services--1.2%
                                                                      13,503,010
NII Holdings, Inc. (a)..........     239,500  $
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost
   $1,043,847,627)..............                1,123,274,658
                                               ---------------
                                              -

Short Term Investments--2.0%
                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------


Commercial Paper--2.0%
                                                                      22,559,000
General Electric Capital Corp.
   5.150%, 07/03/06.............$ 22,559,000  $
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $22,559,000)                   22,559,000
                                               ---------------
                                              -

Total Investments--100.7%
   (Identified Cost
   $1,066,406,627) (c)..........                1,145,833,658

Liabilities in excess of other
   assets.......................                   (8,421,831)
                                               ---------------
                                              -
                                                                   1,137,411,827
Total Net Assets--100%...........              $
                                               ===============
                                              =







(a)      Non-Income Producing.
(b) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $18,818,367 and the collateral received consisted of cash in the amount of $18,509,361.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,066,406,627 and the composition of unrealized appreciation and depreciation of investment securities was $118,500,722 and $(39,073,691), respectively.
(RDU)--   Restricted Depositary Unit
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June
         30, 2006, the market value of 144A securities was $9,309,690 which is 0.8% of total net assets.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Jennison Growth Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,145,833,658
   Investments at value.........                                                                          $

   Cash.........................                                                                                       112

   Collateral for securities loaned                                                                             18,509,361

   Receivable for:

      Securities sold...........                                                                                 2,966,675

      Fund shares sold..........                                                                                 1,044,770

      Accrued interest and dividends                                                                               819,373

      Foreign taxes.............                                                                                   135,127
                                                                                                           -----------------
                                                                                                          -

         Total Assets...........                                                                             1,169,309,076

Liabilities

   Payable for:

      Fund shares redeemed......                                                           $     559,766

      Securities purchased......                                                              11,907,410

      Withholding taxes.........                                                                  41,364

      Return of collateral for securities loaned                                              18,509,361

   Accrued expenses:

      Management fees...........                                                                 578,132

      Service and distribution fees                                                               61,931

      Deferred directors' fees..                                                                   3,641

      Other expenses............                                                                 235,644
                                                                                            --------------
                                                                                           -

         Total Liabilities......                                                                                31,897,249
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,137,411,827
Net Assets......................                                                                          $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,017,613,098
      Capital paid in...........                                                                          $

      Undistributed net investment income                                                                        2,179,098

      Accumulated net realized gains                                                                            38,192,600

      Unrealized appreciation on investments                                                                    79,427,031
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,137,411,827
Net Assets......................                                                                          $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     11.60
Net asset value and redemption price per share ($826,337,178 divided by 71,231,588 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     11.54
Net asset value and redemption price per share ($298,520,990 divided by 25,859,761 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     11.58
Net asset value and redemption price per share ($12,553,659 divided by 1,084,444 shares
   outstanding).................                                                                          $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,066,406,627
Identified cost of investments..                                                                          $
                                                                                                           =================
                                                                                                          =







Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    5,465,138(a)
   Dividends.......................                                                           $

   Interest........................                                                                   795,588(b)
                                                                                               -----------------------------
                                                                                              -
                                                                                                    6,260,726

Expenses

   Management fees.................                                     $  3,492,191

   Service and distribution fees--Class B                                     377,878

   Service and distribution fees--Class E                                       9,610

   Directors' fees and expenses....                                           10,329

   Custodian.......................                                           72,706

   Audit and tax services..........                                           13,759

   Legal...........................                                           16,360

   Printing........................                                          178,769

   Insurance.......................                                            9,043

   Miscellaneous...................                                            6,612
                                                                         ---------------------
                                                                        -

   Total expenses..................                                        4,187,257

   Expense reductions..............                                         (110,428)               4,076,829
                                                                         ---------------------
                                                                        -                     ------------------------------

Net Investment Income..............                                                                 2,183,897
                                                                                               -----------------------------
                                                                                              -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net.................                                                                40,857,572
Unrealized depreciation on:

   Investments--net.................                                                              (117,453,665)
                                                                                               -----------------------------
                                                                                              -

Net loss...........................                                                               (76,596,093)
                                                                                               -----------------------------
                                                                                              -
                                                                                                  (74,412,196)
Net Decrease in Net Assets From Operations                                                    $
                                                                                               =============================
                                                                                              =

(a) Net of foreign taxes of $342,634. (b) Includes income on securities loaned of $60,145.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                  (291,564)
   Net investment income (loss)..........................................................$      2,183,897 $

   Net realized gain.....................................................................      40,857,572       81,924,147

   Unrealized appreciation (depreciation)................................................    (117,453,665)      53,622,680
                                                                                          ----------------
                                                                                         -                ------------------

   Increase (decrease) in net assets from operations.....................................     (74,412,196)     135,255,263
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................               0       (2,574,179)
                                                                                          ----------------
                                                                                         -                ------------------

      Net realized gain

         Class A.........................................................................        (707,216)               0

         Class B.........................................................................        (274,942)               0

         Class E.........................................................................         (11,628)               0
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                 (993,786)               0
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................        (993,786)      (2,574,179)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from capital share transactions................................     145,564,934       99,282,826
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase in net assets..........................................................      70,158,952      231,963,910


Net Assets

   Beginning of the period...............................................................   1,067,252,875      835,288,965
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             1,067,252,875
   End of the period.....................................................................$  1,137,411,827 $
                                                                                          ================
                                                                                         =                ==================

Undistributed (Overdistributed) Net Investment Income
                                                                                                                    (4,799)
   End of the period.....................................................................$      2,179,098 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                           June 30, 2006                   Year ended
                                                                    -----------------------------       December 31, 2005
                                                                   -                             -------------------------------
                                                                       Shares                        Shares
                                                                    -------------       $         -------------        $
                                                                   -             -----------------             -----------------

Class A
                                                                                    160,724,660                    210,233,950
   Sales...........................................................  13,095,541  $                 19,312,734  $

   Shares issued through acquisition...............................           0               0     4,750,559       48,020,246

   Reinvestments...................................................      56,896         707,216       253,864        2,574,179

   Redemptions.....................................................  (3,185,820)    (39,245,408)   (9,302,078)    (105,820,987)
                                                                    -------------
                                                                   -             ----------------
                                                                                    122,186,468                    155,007,388
   Net increase....................................................   9,966,617  $                 15,015,079  $
                                                                    =============                 =============
                                                                   =             =================             =================

Class B
                                                                                     57,385,905                     59,532,135
   Sales...........................................................   4,687,981  $                  5,282,443  $

   Shares issued through acquisition...............................           0               0       860,671        9,446,761

   Reinvestments...................................................      22,209         274,942             0                0

   Redemptions.....................................................  (2,866,659)    (34,919,038)  (12,556,952)    (134,368,070)
                                                                    -------------
                                                                   -             ----------------
                                                                                     22,741,809                    (65,389,174)
   Net increase (decrease).........................................   1,843,531  $                 (6,413,838) $
                                                                    =============                 =============
                                                                   =             =================             =================

Class E
                                                                                      2,637,674                      3,251,480
   Sales...........................................................     216,132  $                    277,389  $

   Shares issued through acquisition...............................           0               0     1,035,812        9,729,050

   Reinvestments...................................................         937          11,628             0                0

   Redemptions.....................................................    (164,787)     (2,012,645)     (281,039)      (3,315,918)
                                                                    -------------
                                                                   -             ----------------
                                                                                        636,657                      9,664,612
   Net increase....................................................      52,282  $                  1,032,162  $
                                                                    =============                 =============
                                                                   =             =================             =================
                                                                                    145,564,934                     99,282,826
   Increase derived from capital share transactions................  11,862,430  $                  9,633,403  $
                                                                    =============
                                                                   =             ================

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)



                                                                                          Class A
                                                             -------------------------------------------------------------------
                                                            -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                             ---------------              Year ended December 31,
                                                            -               ----------------------------------------------------
                                                                                2005                     2003
                                                                             ------------    2004     -----------    2002(a)
                                                                            -            -------------           ---------------
                                                                                 10.92                     7.71
Net Asset Value, Beginning of Period........................$      12.38    $            $    10.01  $           $    10.00
                                                             ---------------
                                                            -               -------------

Income From Investment Operations

   Net investment income....................................        0.03          0.00         0.03        0.02        0.02

   Net realized and unrealized gain (loss) of investments...       (0.80)         1.51         0.89        2.30       (2.31)
                                                             ---------------
                                                            -               -------------

   Total from investment operations.........................       (0.77)         1.51         0.92        2.32       (2.29)
                                                             ---------------
                                                            -               -------------

Less Distributions

   Distributions from net investment income.................        0.00         (0.05)       (0.01)      (0.02)       0.00

   Distributions from net realized capital gains............       (0.01)         0.00         0.00        0.00        0.00
                                                             ---------------
                                                            -               -------------

   Total distributions......................................       (0.01)        (0.05)       (0.01)      (0.02)       0.00
                                                             ---------------
                                                            -               -------------
                                                                                 12.38                    10.01
Net Asset Value, End of Period..............................$      11.60    $            $    10.92  $           $     7.71
                                                             ===============
                                                            =               =============

Total Return (%)............................................        (6.2)(b)      13.9          9.2        30.1       (22.9)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%)...................................        0.69 (c)      0.69         0.71        0.73        0.74 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...............................        0.67 (c)      0.68         0.69        0.70        0.68 (c)

Ratio of net investment income to average net assets (%)....        0.46 (c)      0.04         0.41        0.17        0.31 (c)

Portfolio turnover rate (%).................................          73 (c)        60           68          68          82 (c)
                                                                               758,316                  343,253
Net assets, end of period (000).............................$    826,337    $            $  504,940  $           $  283,320


                                                                                           Class B
                                                              ------------------------------------------------------------------
                                                             -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                              ---------------              Year ended December 31,
                                                             -               ---------------------------------------------------
                                                                                 2005                     2003
                                                                              ------------    2004     -----------   2002(a)
                                                                             -            -------------           --------------
                                                                                  10.86                     7.70
Net Asset Value, Beginning of Period.........................$      12.33    $            $     9.97  $           $    10.00
                                                              ---------------
                                                             -               -------------

Income From Investment Operations

   Net investment income (loss)..............................        0.01         (0.02)        0.04        0.00        0.00

   Net realized and unrealized gain (loss) of investments....       (0.79)         1.49         0.85        2.28       (2.30)
                                                              ---------------
                                                             -               -------------

   Total from investment operations..........................       (0.78)         1.47         0.89        2.28       (2.30)
                                                              ---------------
                                                             -               -------------

Less Distributions

   Distributions from net investment income..................        0.00          0.00         0.00       (0.01)       0.00

   Distributions from net realized capital gains.............       (0.01)         0.00         0.00        0.00        0.00
                                                              ---------------
                                                             -               -------------

   Total distributions.......................................       (0.01)         0.00         0.00       (0.01)       0.00
                                                              ---------------
                                                             -               -------------
                                                                                  12.33                     9.97
Net Asset Value, End of Period...............................$      11.54    $            $    10.86  $           $     7.70
                                                              ===============
                                                             =               =============

Total Return (%).............................................        (6.3)(b)      13.5          8.9        29.7       (23.0)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%)....................................        0.94 (c)      0.94         0.96        0.98        0.99 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)................................        0.92 (c)      0.93         0.94        0.95        0.93 (c)

Ratio of net investment income (loss) to average net assets
   (%).......................................................        0.22 (c)     (0.21)        0.29       (0.11)       0.06 (c)

Portfolio turnover rate (%)..................................          73 (c)        60           68          68          82 (c)
                                                                                296,178                  256,079
Net assets, end of period (000)..............................$    298,521    $            $  330,349  $           $   57,259

(a)  Commencement of operations was May 1, 2002 for Classes A and B; and April 27, 2005 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)


                                                                                                      Class E
                                                                                         -----------------------------------
                                                                                        -
                                                                                           Six months
                                                                                              ended
                                                                                            June 30,         Year ended
                                                                                              2006          December 31,
                                                                                         ----------------      2005(a)
                                                                                        -                -------------------
                                                                                                                   10.16
Net Asset Value, Beginning of Period....................................................$      12.36     $
                                                                                         ----------------
                                                                                        -                -------------------

Income From Investment Operations

   Net investment income (loss).........................................................        0.02               (0.01)

   Net realized and unrealized gain (loss) of investments...............................       (0.79)               2.21
                                                                                         ----------------
                                                                                        -                -------------------

   Total from investment operations.....................................................       (0.77)               2.20
                                                                                         ----------------
                                                                                        -                -------------------

Less Distributions

   Distributions from net realized capital gains........................................       (0.01)               0.00
                                                                                         ----------------
                                                                                        -                -------------------

   Total distributions..................................................................       (0.01)               0.00
                                                                                         ----------------
                                                                                        -                -------------------
                                                                                                                   12.36
Net Asset Value, End of Period..........................................................$      11.58     $
                                                                                         ================
                                                                                        =                ===================

Total Return (%)........................................................................        (6.2)(b)             3.0 (b)

Ratio of operating expenses to average net assets before expense reductions (%).........        0.84 (c)            0.84 (c)

Ratio of operating expenses to average net assets after expense reductions (%) (d)......        0.82 (c)            0.82 (c)

Ratio of net investment income (loss) to average net assets (%).........................        0.32 (c)           (0.15)(c)

Portfolio turnover rate (%).............................................................          73 (c)              60
                                                                                                                  12,758
Net assets, end of period (000).........................................................$     12,554     $

(a)  Commencement of operations was May 1, 2002 for Classes A and B; and April 27, 2005 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--99.7% of Total Net Assets



Security Description                 Shares        Value*
---------------------------------------------------------------



Aerospace & Defense--2.4%
                                                                      28,082,270
Boeing Co..........................  342,843  $

General Dynamics Corp..............  173,090       11,330,471

Goodrich Corp......................   53,129        2,140,567

Honeywell International, Inc.......  355,002       14,306,581

L-3 Communications Holdings, Inc...   52,296        3,944,164

Lockheed Martin Corp...............  151,849       10,893,647

Northrop Grumman Corp..............  147,399        9,442,380

Raytheon Co........................  191,311        8,526,731

Rockwell Collins, Inc..............   73,360        4,098,623

United Technologies Corp...........  433,439       27,488,701
                                               ---------------
                                              -
                                                                     120,254,135
                                               ---------------
                                              -


Air Freight & Logistics--1.1%

FedEx Corp.........................  130,828       15,288,560

Ryder System, Inc..................   26,155        1,528,237

United Parcel Service, Inc. (Class
   B)..............................  465,079       38,289,954
                                               ---------------
                                              -
                                                                      55,106,751
                                               ---------------
                                              -


Airlines--0.1%

Southwest Airlines Co..............  302,829        4,957,311
                                               ---------------
                                              -


Auto Components--0.2%

Cooper Tire & Rubber Co. (a).......   26,300          292,982

Johnson Controls, Inc..............   83,595        6,873,181

The Goodyear Tire & Rubber Co. (a).   75,982          843,400
                                               ---------------
                                              -
                                                                       8,009,563
                                               ---------------
                                              -


Automobiles--0.4%

Ford Motor Co. (a) (b).............  804,368        5,574,270

General Motors Corp. (a)...........  242,500        7,224,075

Harley-Davidson, Inc...............  115,191        6,322,834
                                               ---------------
                                              -
                                                                      19,121,179
                                               ---------------
                                              -


Beverages--2.1%

Anheuser-Busch Cos., Inc...........  331,360       15,106,702

Brown-Forman Corp. (Class B).......   35,657        2,547,693

Coca-Cola Enterprises, Inc.........  130,135        2,650,850

Constellation Brands, Inc. (b).....   85,280        2,132,000

Molson Coors Brewing Co............   24,696        1,676,364

PepsiCo, Inc.......................  708,553       42,541,522

The Coca-Cola Co...................  878,792       37,805,632

The Pepsi Bottling Group, Inc......   57,499        1,848,593
                                               ---------------
                                              -
                                                                     106,309,356
                                               ---------------
                                              -


Biotechnology--1.2%

Amgen, Inc. (b)....................  505,623       32,981,788

Biogen Idec, Inc. (b)..............  147,441        6,830,942

Genzyme Corp. (b)..................  111,630        6,815,012

Gilead Sciences, Inc. (b)..........  195,101       11,542,175

MedImmune, Inc. (b)................  106,660        2,890,486
                                               ---------------
                                              -
                                                                      61,060,403
                                               ---------------
                                              -


Building Products--0.2%

American Standard Cos., Inc. (b)...   75,858        3,282,376

Masco Corp.........................  170,311        5,048,018
                                               ---------------
                                              -
                                                                       8,330,394
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Capital Markets--3.6%
                                                                       4,680,791
Ameriprise Financial, Inc..........  104,786  $

Capital One Financial Corp.........  129,939       11,103,288

E*TRADE Financial Corp. (b)........  182,844        4,172,500

Franklin Resources, Inc............   65,767        5,709,233

Janus Capital Group, Inc...........   90,745        1,624,336

Legg Mason, Inc....................   56,621        5,634,922

Lehman Brothers Holdings, Inc......  229,580       14,957,137

Mellon Financial Corp..............  177,324        6,105,265

Merrill Lynch & Co., Inc...........  396,194       27,559,255

Morgan Stanley Group, Inc..........  459,263       29,030,014

Northern Trust Corp................   79,470        4,394,691

State Street Corp..................  142,504        8,278,057

T. Rowe Price Group, Inc...........  113,871        4,305,463

The Bank of New York Co., Inc......  330,916       10,655,495

The Bear Stearns Co., Inc..........   51,714        7,244,097

The Charles Schwab Corp............  442,403        7,069,600

The Goldman Sachs Group, Inc.......  185,253       27,867,609
                                               ---------------
                                              -
                                                                     180,391,753
                                               ---------------
                                              -


Chemicals--1.5%

Air Products & Chemicals, Inc......   96,122        6,144,118

Ashland, Inc.......................   30,471        2,032,416

E. I. du Pont de Nemours & Co......  395,022       16,432,915

Eastman Chemical Co................   35,057        1,893,078

Ecolab, Inc........................   78,087        3,168,770

Hercules, Inc. (b).................   48,719          743,452

International Flavours &
   Fragrances, Inc.................   33,886        1,194,143

Monsanto Co........................  116,016        9,767,387

PPG Industries, Inc................   71,020        4,687,320

Praxair, Inc.......................  138,546        7,481,484

Rohm & Haas Co.....................   62,315        3,123,228

Sigma-Aldrich Corp. (a)............   28,706        2,085,204

The Dow Chemical Co................  412,362       16,094,489
                                               ---------------
                                              -
                                                                      74,848,004
                                               ---------------
                                              -


Commercial Banks--4.3%

AmSouth Bancorp....................  148,388        3,924,863

BB&T Corp..........................  235,834        9,808,336

Comerica, Inc......................   69,646        3,620,896

Commerce Bancorp, Inc. (a).........   78,976        2,817,074

Compass Bancshares, Inc............   55,368        3,078,461

Fifth Third Bancorp................  238,616        8,816,861

First Horizon National Corp. (a)...   52,838        2,124,088

Golden West Financial Corp.........  109,822        8,148,792

Huntington Bancshares, Inc.........  105,169        2,479,885

KeyCorp............................  173,309        6,183,665

M&T Bank Corp......................   33,842        3,990,649

Marshall & Ilsley Corp. (a)........   96,603        4,418,621

National City Corp.................  232,597        8,417,685

PNC Financial Services Group, Inc..  126,916        8,905,696

Regions Financial Corp.............  195,573        6,477,378

SunTrust Banks, Inc................  155,916       11,890,154

Synovus Financial Corp.............  138,384        3,705,924

U.S. Bancorp.......................  763,177       23,566,906

Wachovia Corp......................  689,687       37,298,273

Wells Fargo & Co...................  720,355       48,321,413

Zions Bancorp......................   45,498        3,546,114
                                               ---------------
                                              -
                                                                     211,541,734
                                               ---------------
                                              -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                 Shares        Value*
---------------------------------------------------------------



Commercial Services & Supplies--0.7%
                                                                       1,178,146
Allied Waste Industries, Inc. (a)
   (b)............................   103,710  $

Avery Dennison Corp...............    47,066        2,732,652

Cendant Corp......................   428,881        6,986,471

Cintas Corp.......................    59,121        2,350,651

Convergys Corp. (b)...............    60,083        1,171,619

Equifax, Inc......................    55,129        1,893,130

Monster Worldwide, Inc. (b).......    55,042        2,348,092

Pitney Bowes, Inc.................    95,179        3,930,893

R.R. Donnelley & Sons Co..........    92,659        2,960,455

Robert Half International, Inc....    73,660        3,093,720

Waste Management, Inc.............   233,736        8,386,448
                                               ---------------
                                              -
                                                                      37,032,277
                                               ---------------
                                              -


Communications Equipment--2.8%

ADC Telecommunications, Inc. (b)..    50,268          847,518

Andrew Corp. (b)..................    68,445          606,423

Avaya, Inc. (a) (b)...............   176,237        2,012,627

Ciena Corp. (a) (b)...............   251,984        1,212,043

Cisco Systems, Inc. (b)........... 2,617,535       51,120,459

Comverse Technology, Inc. (b).....    86,615        1,712,379

Corning, Inc. (b).................   667,846       16,155,195

JDS Uniphase Corp. (b)............   722,436        1,827,763

Juniper Networks, Inc. (b)........   242,581        3,878,870

Lucent Technologies, Inc. (a) (b). 1,920,894        4,648,563

Motorola, Inc..................... 1,059,061       21,340,079

Qualcomm, Inc.....................   718,705       28,798,509

Tellabs, Inc. (b).................   192,135        2,557,317
                                               ---------------
                                              -
                                                                     136,717,745
                                               ---------------
                                              -


Computers & Peripherals--3.4%

Apple Computer, Inc. (b)..........   364,680       20,830,522

Dell, Inc. (b)....................   974,020       23,775,828

EMC Corp. (b)..................... 1,013,884       11,122,307

Gateway, Inc. (a) (b).............   113,308          215,285

Hewlett-Packard Co................ 1,196,104       37,892,575

International Business Machines
   Corp...........................   664,777       51,068,169

Lexmark International, Inc.
   (Class A) (b)..................    45,158        2,521,171

NCR Corp. (b).....................    78,038        2,859,312

Network Appliance, Inc. (b).......   160,434        5,663,320

SanDisk Corp. (b).................    83,754        4,269,779

Sun Microsystems, Inc. (b)........ 1,499,749        6,223,958
                                               ---------------
                                              -
                                                                     166,442,226
                                               ---------------
                                              -


Construction & Engineering--0.1%

Fluor Corp........................    37,542        3,488,778
                                               ---------------
                                              -


Construction Materials--0.1%

Vulcan Materials Co...............    43,139        3,364,842
                                               ---------------
                                              -


Consumer Finance--0.8%

American Express Co...............   529,043       28,155,668

SLM Corp..........................   176,171        9,322,969
                                               ---------------
                                              -
                                                                      37,478,637
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Containers & Packaging--0.2%
                                                                       1,662,763
Ball Corp.........................    44,891  $

Bemis Co., Inc....................    44,950        1,376,369

Pactiv Corp. (b)..................    60,522        1,497,920

Sealed Air Corp...................    34,980        1,821,758

Temple-Inland, Inc................    47,376        2,031,009
                                               ---------------
                                              -
                                                                       8,389,819
                                               ---------------
                                              -


Diversified Consumer Services--0.1%

Apollo Group, Inc. (Class A) (b)..    60,006        3,100,510

H&R Block, Inc....................   140,817        3,359,894
                                               ---------------
                                              -
                                                                       6,460,404
                                               ---------------
                                              -


Diversified Financial
   Services--5.6%

Bank of America Corp.............. 1,956,735       94,118,954

CIT Group, Inc....................    85,474        4,469,435

Citigroup, Inc.................... 2,131,565      102,826,696

Federated Investors, Inc. (Class
   B).............................    36,193        1,140,080

JPMorgan Chase & Co............... 1,489,816       62,572,272

Moody's Corp......................   104,739        5,704,086

Principal Financial Group, Inc.
   (a)............................   118,761        6,609,050
                                               ---------------
                                              -
                                                                     277,440,573
                                               ---------------
                                              -


Diversified Telecommunication Services--2.8%

ALLTEL Corp.......................   166,841       10,649,461

AT&T, Inc......................... 1,667,069       46,494,557

BellSouth Corp....................   775,577       28,075,887

CenturyTel, Inc...................    49,806        1,850,293

Citizens Communications Co........   139,336        1,818,335

Embarq Corp.......................    63,920        2,620,079

Qwest Communications
   International, Inc. (a) (b)....   671,198        5,429,992

Verizon Communications, Inc....... 1,250,844       41,890,766
                                               ---------------
                                              -
                                                                     138,829,370
                                               ---------------
                                              -


Electric Utilities--2.3%

Allegheny Energy, Inc. (b)........    70,037        2,596,272

Ameren Corp. (a)..................    88,049        4,446,475

American Electric Power Co., Inc..   168,902        5,784,894

CenterPoint Energy, Inc. (a)......   133,512        1,668,900

CMS Energy Corp. (b)..............    94,823        1,227,010

Consolidated Edison, Inc. (a).....   105,384        4,683,265

Constellation Energy Group, Inc...    76,730        4,183,320

Dominion Resources, Inc...........   149,019       11,145,131

Edison International..............   139,701        5,448,339

Entergy Corp......................    89,161        6,308,141

Exelon Corp.......................   286,638       16,289,638

FirstEnergy Corp..................   141,427        7,666,758

FPL Group, Inc....................   173,337        7,172,685

Pinnacle West Capital Corp........    42,534        1,697,532

PPL Corp..........................   163,148        5,269,680

Progress Energy, Inc. (a).........   108,468        4,650,023

Public Service Enterprise Group,
   Inc............................   107,825        7,129,389

TECO Energy, Inc..................    89,513        1,337,324

The Southern Co...................   318,174       10,197,477

Xcel Energy, Inc. (a).............   173,863        3,334,692
                                               ---------------
                                              -
                                                                     112,236,945
                                               ---------------
                                              -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                 Shares        Value*
---------------------------------------------------------------



Electrical Equipment--0.5%
                                                                       1,417,644
American Power Conversion Corp....    72,737  $

Cooper Industries, Ltd. (Class A).    39,621        3,681,583

Emerson Electric Co...............   175,998       14,750,392

Rockwell Automation, Inc..........    76,114        5,480,969
                                               ---------------
                                              -
                                                                      25,330,588
                                               ---------------
                                              -


Electronic Equipment & Instruments--0.4%

Agilent Technologies, Inc. (b)....   182,581        5,762,256

Jabil Circuit, Inc. (b)...........    76,349        1,954,534

Molex, Inc........................    60,865        2,043,238

PerkinElmer, Inc..................    54,292        1,134,703

Sanmina-SCI Corp. (b).............   228,467        1,050,948

Solectron Corp. (b)...............   392,088        1,340,941

Symbol Technologies, Inc..........   108,807        1,174,028

Tektronix, Inc....................    35,863        1,055,089

Thermo Electron Corp. (b).........    70,186        2,543,541
                                               ---------------
                                              -
                                                                      18,059,278
                                               ---------------
                                              -


Energy Equipment & Services--2.0%

Baker Hughes, Inc.................   146,112       11,959,267

BJ Services Co....................   137,852        5,136,366

Halliburton Co....................   221,331       16,424,974

Nabors Industries, Ltd. (b).......   133,090        4,497,111

National-Oilwell Varco, Inc. (b)..    75,023        4,750,456

Noble Corp........................    59,070        4,395,989

Rowan Cos., Inc. (a) (b)..........    47,260        1,681,983

Schlumberger, Ltd.................   505,904       32,939,409

Transocean, Inc. (b)..............   139,312       11,189,540

Weatherford International, Ltd.
   (b)............................   149,503        7,418,339
                                               ---------------
                                              -
                                                                     100,393,434
                                               ---------------
                                              -


Food & Staples Retailing--2.4%

Costco Wholesale Corp.............   202,055       11,543,402

CVS Corp..........................   350,916       10,773,121

Safeway, Inc. (b).................   192,993        5,017,818

Supervalu, Inc....................    87,697        2,692,297

Sysco Corp........................   265,212        8,104,879

The Kroger Co. (b)................   310,209        6,781,169

Wal-Mart Stores, Inc.............. 1,072,094       51,642,768

Walgreen Co.......................   433,126       19,421,370

Whole Foods Market, Inc...........    60,065        3,882,602
                                               ---------------
                                              -
                                                                     119,859,426
                                               ---------------
                                              -


Food Products--1.2%

Archer-Daniels-Midland Co.........   280,609       11,583,540

Campbell Soup Co..................    79,459        2,948,723

ConAgra Foods, Inc................   222,691        4,923,698

Dean Foods Co. (b)................    58,319        2,168,884

General Mills, Inc................   152,617        7,884,194

H.J. Heinz Co.....................   143,646        5,921,088

Hershey Co. (a)...................    76,152        4,193,691

Kellogg Co........................   104,561        5,063,889

McCormick & Co., Inc..............    56,805        1,905,808

Sara Lee Corp.....................   325,930        5,221,399

Tyson Foods, Inc. (Class A).......   108,020        1,605,177

Wm. Wrigley Jr., Co...............    95,189        4,317,773
                                               ---------------
                                              -
                                                                      57,737,864
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Gas Utilities--0.1%
                                                                       3,030,768
KeySpan Corp.......................   75,019  $

Nicor, Inc. (a)....................   19,029          789,704

Peoples Energy Corp. (a)...........   16,469          591,402
                                               ---------------
                                              -
                                                                       4,411,874
                                               ---------------
                                              -


Health Care Equipment &
   Supplies--1.7%

Applera Corp.--Applied Biosystems
   Group...........................   79,346        2,566,843

Bausch & Lomb, Inc. (a)............   23,055        1,130,617

Baxter International, Inc..........  280,766       10,320,958

Becton, Dickinson & Co.............  106,045        6,482,531

Biomet, Inc........................  105,510        3,301,408

Boston Scientific Corp. (b)........  520,984        8,773,371

C.R. Bard, Inc.....................   44,402        3,252,891

Fisher Scientific International,
   Inc. (b)........................   53,232        3,888,598

IMS Health, Inc....................   85,629        2,299,139

Medtronic, Inc. (a)................  517,542       24,283,071

Millipore Corp. (b)................   22,798        1,436,046

St. Jude Medical, Inc. (b).........  154,771        5,017,676

Stryker Corp.......................  125,383        5,279,878

Waters Corp. (b)...................   44,381        1,970,516

Zimmer Holdings, Inc. (b)..........  106,396        6,034,781
                                               ---------------
                                              -
                                                                      86,038,324
                                               ---------------
                                              -


Health Care Providers &
   Services--2.7%

Aetna, Inc.........................  243,118        9,707,702

AmerisourceBergen Corp.............   90,001        3,772,842

Cardinal Health, Inc...............  179,092       11,520,988

Caremark Rx, Inc. (b)..............  189,703        9,460,489

CIGNA Corp.........................   51,350        5,058,489

Coventry Health Care, Inc. (b).....   68,820        3,780,971

Express Scripts, Inc. (b)..........   63,043        4,522,705

HCA, Inc...........................  174,968        7,549,869

Health Management Associates, Inc.
   (Class A).......................  103,236        2,034,782

Humana, Inc. (b)...................   70,598        3,791,113

Laboratory Corp. of America
   Holdings (b)....................   53,469        3,327,376

Manor Care, Inc. (a)...............   33,878        1,589,556

McKesson Corp......................  130,400        6,165,312

Medco Health Solutions, Inc. (b)...  129,346        7,408,939

Patterson Cos., Inc. (b)...........   59,447        2,076,484

Quest Diagnostics, Inc. (a)........   69,676        4,174,986

Tenet Healthcare Corp. (b).........  201,806        1,408,606

UnitedHealth Group, Inc............  577,564       25,863,316

WellPoint, Inc. (b)................  273,316       19,889,205
                                               ---------------
                                              -
                                                                     133,103,730
                                               ---------------
                                              -


Hotels, Restaurants & Leisure--1.5%

Carnival Corp......................  186,236        7,773,491

Darden Restaurants, Inc............   55,289        2,178,387

Harrah's Entertainment, Inc........   79,217        5,638,666

Hilton Hotels Corp.................  141,827        4,010,868

International Game Technology......  145,393        5,516,210

Marriott International, Inc.
   (Class A).......................  140,205        5,344,615

McDonald's Corp....................  534,291       17,952,178

Starbucks Corp. (b)................  329,084       12,426,212

Starwood Hotels & Resorts
   Worldwide, Inc..................   93,147        5,620,490

Wendy's International, Inc.........   50,004        2,914,733

Yum! Brands, Inc...................  116,607        5,861,834
                                               ---------------
                                              -
                                                                      75,237,684
                                               ---------------
                                              -

                                     *See accompanying notes to financial
statements.

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                 Shares        Value*
---------------------------------------------------------------



Household Durables--0.6%
                                                                       2,617,612
Centex Corp.......................    52,040  $

D.R. Horton, Inc..................   116,638        2,778,317

Fortune Brands, Inc...............    62,874        4,464,683

Harman International Industries,
   Inc............................    28,688        2,449,095

KB Home...........................    32,317        1,481,734

Leggett & Platt, Inc..............    78,169        1,952,662

Lennar Corp. (Class A)............    59,785        2,652,660

Newell Rubbermaid, Inc............   118,686        3,065,659

Pulte Homes, Inc..................    91,320        2,629,103

Snap-On, Inc......................    24,915        1,007,064

The Black & Decker Corp...........    32,586        2,752,214

The Stanley Works.................    30,312        1,431,333

Whirlpool Corp. (a)...............    33,437        2,763,568
                                               ---------------
                                              -
                                                                      32,045,704
                                               ---------------
                                              -


Household Products--2.2%

Colgate-Palmolive Co..............   220,679       13,218,672

Kimberly-Clark Corp...............   197,132       12,163,044

The Clorox Co.....................    64,688        3,944,027

The Procter & Gamble Co........... 1,407,026       78,230,646
                                               ---------------
                                              -
                                                                     107,556,389
                                               ---------------
                                              -


Independent Power Producers & Energy Traders--0.3%

The AES Corp. (b).................   282,274        5,207,955

TXU Corp..........................   198,274       11,854,802
                                               ---------------
                                              -
                                                                      17,062,757
                                               ---------------
                                              -


Industrial Conglomerates--4.1%

3M Co.............................   323,271       26,110,599

General Electric Co............... 4,458,616      146,955,983

Textron, Inc......................    55,783        5,142,077

Tyco International, Ltd...........   873,252       24,014,430
                                               ---------------
                                              -
                                                                     202,223,089
                                               ---------------
                                              -


Insurance--4.6%

ACE, Ltd..........................   139,433        7,053,915

AFLAC, Inc........................   213,801        9,909,676

Ambac Financial Group, Inc........    45,331        3,676,344

American International Group, Inc. 1,113,741       65,766,406

Aon Corp..........................   136,633        4,757,561

Cincinnati Financial Corp.........    74,297        3,492,702

Genworth Financial, Inc. (Class A)   156,424        5,449,812

Lincoln National Corp.............   123,116        6,948,667

Loews Corp........................   174,092        6,171,561

Marsh & McLennan Cos., Inc........   235,581        6,334,773

MBIA, Inc. (a)....................    57,769        3,382,375

MetLife, Inc......................   325,288       16,657,998

MGIC Investment Corp. (a).........    37,490        2,436,850

Prudential Financial, Inc.........   210,960       16,391,592

Safeco Corp.......................    51,109        2,879,992

The Allstate Corp.................   272,433       14,910,258

The Chubb Corp....................   177,905        8,877,460

The Hartford Financial Services
   Group, Inc.....................   129,960       10,994,616

The Progressive Corp..............   335,518        8,626,168

The St. Paul Travelers Cos., Inc..   298,539       13,308,869

Security Description                 Shares        Value*
---------------------------------------------------------------


Insurance--(Continued)

                                                                       2,612,842
Torchmark Corp.....................   43,031  $

UnumProvident Corp. (a)............  128,384        2,327,602

XL Capital, Ltd. (Class A).........   77,306        4,738,858
                                               ---------------
                                              -
                                                                     227,706,897
                                               ---------------
                                              -


Internet & Catalog Retail--0.1%

Amazon.com, Inc. (a) (b)...........  132,587        5,128,465
                                               ---------------
                                              -


Internet Software & Services--1.4%

eBay, Inc. (b).....................  495,792       14,521,748

Google, Inc. (Class A) (b).........   88,371       37,056,611

VeriSign, Inc. (a) (b).............  105,110        2,435,399

Yahoo!, Inc. (b)...................  537,618       17,741,394
                                               ---------------
                                              -
                                                                      71,755,152
                                               ---------------
                                              -


IT Services--1.0%

Affiliated Computer Services, Inc.
   (Class A) (b)...................   50,841        2,623,904

Automatic Data Processing, Inc.....  247,138       11,207,708

Computer Sciences Corp. (b)........   80,531        3,900,922

Electronic Data Systems Corp.......  222,295        5,348,418

First Data Corp....................  328,257       14,784,695

Fiserv, Inc. (b)...................   75,334        3,417,150

Paychex, Inc.......................  143,298        5,585,756

Sabre Holdings Corp. (Class A).....   56,919        1,252,218

Unisys Corp. (b)...................  147,076          923,637
                                               ---------------
                                              -
                                                                      49,044,408
                                               ---------------
                                              -


Leisure Equipment & Products--0.2%

Brunswick Corp. (a)................   40,558        1,348,554

Eastman Kodak Co. (a)..............  123,162        2,928,792

Hasbro, Inc........................   73,815        1,336,790

Mattel, Inc........................  166,996        2,757,104
                                               ---------------
                                              -
                                                                       8,371,240
                                               ---------------
                                              -


Machinery--1.6%

Caterpillar, Inc...................  287,124       21,384,996

Cummins, Inc.......................   19,912        2,434,242

Danaher Corp.......................  101,161        6,506,676

Deere & Co.........................  100,579        8,397,341

Dover Corp.........................   87,424        4,321,368

Eaton Corp.........................   64,403        4,855,986

Illinois Tool Works, Inc...........  177,582        8,435,145

Ingersoll-Rand Co., Ltd. (Class A).  141,076        6,035,231

ITT Industries, Inc................   79,309        3,925,796

Navistar International Corp. (b)...   26,453          651,008

PACCAR, Inc........................   71,486        5,889,017

Pall Corp..........................   53,525        1,498,700

Parker-Hannifin Corp...............   51,590        4,003,384
                                               ---------------
                                              -
                                                                      78,338,890
                                               ---------------
                                              -


Media--3.4%

CBS Corp. (Class B)................  331,227        8,959,690

Clear Channel Communications, Inc..  215,788        6,678,639

Comcast Corp. (Class A) (a) (b)....  905,949       29,660,770

Dow Jones & Co., Inc. (a)..........   25,339          887,118

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                 Shares        Value*
---------------------------------------------------------------



Media--(Continued)
                                                                       5,703,238
Gannett Co., Inc. (a).............   101,971  $


Meredith Corp.....................    18,128          898,061

New York Times Co. (Class A) (a)..    62,107        1,524,106

News Corp. (Class A).............. 1,014,289       19,454,063

Omnicom Group, Inc................    73,151        6,517,023

The E.W. Scripps Co. (Class A)....    36,467        1,573,186

The Interpublic Group of Cos.,
   Inc. (a) (b)...................   187,049        1,561,859

The McGraw-Hill Cos., Inc.........   153,417        7,706,136

The Walt Disney Co................   941,097       28,232,910

Time Warner, Inc.................. 1,836,081       31,764,201

Tribune Co. (a)...................    93,896        3,045,047

Univision Communications, Inc.
   (Class A) (b)..................    95,636        3,203,806

Viacom, Inc. (Class B) (b)........   309,167       11,080,545
                                               ---------------
                                              -
                                                                     168,450,398
                                               ---------------
                                              -


Metals & Mining--1.0%

Alcoa, Inc........................   373,081       12,072,901

Allegheny Technologies, Inc.......    37,404        2,589,853

CONSOL Energy, Inc. (b)...........    78,549        3,669,809

Freeport-McMoRan Copper & Gold,
   Inc. (Class B).................    80,810        4,477,682

Newmont Mining Corp...............   192,479       10,187,913

Nucor Corp........................   133,606        7,248,126

Phelps Dodge Corp.................    87,391        7,180,045

United States Steel Corp..........    53,553        3,755,136
                                               ---------------
                                              -
                                                                      51,181,465
                                               ---------------
                                              -


Multi-Utilities--0.7%

DTE Energy Co.....................    76,224        3,105,366

Duke Energy Holding Corp..........   529,534       15,552,414

Dynegy, Inc. (Class A) (b)........   158,258          865,671

NiSource, Inc.....................   116,913        2,553,380

PG&E Corp. (a)....................   148,858        5,847,142

Sempra Energy.....................   111,090        5,052,373
                                               ---------------
                                              -
                                                                      32,976,346
                                               ---------------
                                              -


Multiline Retail--1.1%

Big Lots, Inc. (b)................    48,883          834,922

Dillard's, Inc. (Class A) (a).....    26,504          844,152

Dollar General Corp...............   133,674        1,868,763

Family Dollar Stores, Inc.........    66,600        1,627,038

Federated Department Stores, Inc..   237,208        8,681,813

J.C. Penney Co., Inc..............   100,694        6,797,852

Kohl's Corp. (b)..................   145,975        8,630,042

Nordstrom, Inc....................    92,338        3,370,337

Sears Holdings Corp. (b)..........    41,587        6,439,331

Target Corp.......................   370,210       18,092,163
                                               ---------------
                                              -
                                                                      57,186,413
                                               ---------------
                                              -


Mutual Funds--0.3%

SPDR Trust Series 1 (a)...........   117,200       14,917,216
                                               ---------------
                                              -


Office Electronics--0.1%

Xerox Corp. (a) (b)...............   393,740        5,476,923
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--8.0%
                                                                       9,376,092
Anadarko Petroleum Corp...........   196,605  $

Apache Corp.......................   141,643        9,667,135

Chesapeake Energy Corp. (a).......   176,742        5,346,446

Chevron Corp......................   950,405       58,982,134

ConocoPhillips....................   707,762       46,379,644

Devon Energy Corp.................   188,657       11,396,769

El Paso Corp. (a).................   298,311        4,474,665

EOG Resources, Inc................   104,014        7,212,331

Exxon Mobil Corp.................. 2,594,253      159,157,406

Hess Corp.........................   103,394        5,464,373

Kerr-McGee Corp...................    97,336        6,750,252

Kinder Morgan, Inc................    44,692        4,464,284

Marathon Oil Corp.................   155,405       12,945,237

Murphy Oil Corp. (a)..............    71,222        3,978,461

Occidental Petroleum Corp.........   183,633       18,831,564

Sunoco, Inc.......................    56,864        3,940,107

Valero Energy Corp................   263,894       17,554,229

Williams Cos., Inc................   255,190        5,961,238

XTO Energy, Inc...................   156,132        6,911,964
                                               ---------------
                                              -
                                                                     398,794,331
                                               ---------------
                                              -


Paper & Forest Products--0.3%

International Paper Co............   211,364        6,827,057

Louisiana-Pacific Corp............    45,534          997,195

MeadWestvaco Corp.................    77,672        2,169,379

Weyerhaeuser Co...................   105,577        6,572,168
                                               ---------------
                                              -
                                                                      16,565,799
                                               ---------------
                                              -


Personal Products--0.2%

Alberto-Culver Co. (Class B)......    32,613        1,588,905

Avon Products, Inc................   193,071        5,985,201

The Estee Lauder Cos., Inc.
   (Class A)......................    50,950        1,970,237
                                               ---------------
                                              -
                                                                       9,544,343
                                               ---------------
                                              -


Pharmaceuticals--6.5%

Abbott Laboratories...............   654,410       28,538,820

Allergan, Inc.....................    65,457        7,020,918

Barr Pharmaceuticals, Inc. (b)....    45,523        2,170,992

Bristol-Myers Squibb Co...........   843,114       21,802,928

Eli Lilly & Co....................   484,577       26,782,571

Forest Laboratories, Inc. (b).....   139,735        5,406,347

Hospira, Inc. (b).................    66,980        2,876,121

Johnson & Johnson................. 1,269,626       76,075,990

King Pharmaceuticals, Inc. (b)....   103,853        1,765,501

Merck & Co., Inc..................   935,813       34,091,668

Mylan Laboratories, Inc...........    90,142        1,802,840

Pfizer, Inc....................... 3,141,831       73,738,774

Schering-Plough Corp..............   635,043       12,084,868

Watson Pharmaceuticals, Inc. (b)..    43,739        1,018,244

Wyeth Pharmaceuticals.............   577,115       25,629,677
                                               ---------------
                                              -
                                                                     320,806,259
                                               ---------------
                                              -


Real Estate--1.0%

Apartment Investment & Management
   Co. (REIT) (Class A)...........    41,674        1,810,735

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                 Shares        Value*
---------------------------------------------------------------



Real Estate--(Continued)
                                                                       4,662,032
Archstone-Smith Trust (REIT)......    91,646  $

Boston Properties, Inc. (REIT)....    39,157        3,539,793

Equity Office Properties Trust
   (REIT).........................   156,989        5,731,668

Equity Residential (REIT).........   124,879        5,585,838

Kimco Realty Corp. (REIT).........    90,727        3,310,628

Plum Creek Timber Co., Inc. (REIT)    79,041        2,805,956

ProLogis (REIT)...................   105,041        5,474,737

Public Storage, Inc. (REIT).......    35,485        2,693,312

Simon Property Group, Inc. (REIT).    78,602        6,519,250

Vornado Realty Trust (REIT).......    50,993        4,974,367
                                               ---------------
                                              -
                                                                      47,108,316
                                               ---------------
                                              -


Road & Rail--0.8%

Burlington Northern Santa Fe Corp.   156,359       12,391,451

CSX Corp..........................    95,012        6,692,645

Norfolk Southern Corp.............   177,811        9,463,101

Union Pacific Corp................   115,323       10,720,426
                                               ---------------
                                              -
                                                                      39,267,623
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--2.7%

Advanced Micro Devices, Inc. (b)..   207,574        5,068,957

Altera Corp. (b)..................   154,059        2,703,735

Analog Devices, Inc...............   154,857        4,977,104

Applied Materials, Inc............   670,520       10,916,066

Broadcom Corp. (b)................   196,403        5,901,910

Freescale Semiconductor, Inc.
   (Class B) (b)..................   173,982        5,115,071

Intel Corp........................ 2,494,208       47,265,242

KLA-Tencor Corp...................    85,364        3,548,581

Linear Technology Corp............   130,191        4,360,097

LSI Logic Corp. (a) (b)...........   170,105        1,522,440

Maxim Integrated Products, Inc....   137,505        4,415,286

Micron Technology, Inc. (b).......   310,918        4,682,425

National Semiconductor Corp.......   144,760        3,452,526

Novellus Systems, Inc. (b)........    54,559        1,347,607

NVIDIA Corp. (b)..................   151,150        3,217,984

PMC-Sierra, Inc. (a) (b)..........    88,532          832,201

QLogic Corp. (b)..................    69,132        1,191,836

Teradyne, Inc. (a) (b)............    84,992        1,183,939

Texas Instruments, Inc............   668,054       20,235,356

Xilinx, Inc.......................   147,284        3,335,983
                                               ---------------
                                              -
                                                                     135,274,346
                                               ---------------
                                              -


Software--3.1%

Adobe Systems, Inc. (b)...........   256,718        7,793,958

Autodesk, Inc.....................    99,348        3,423,532

BMC Software, Inc. (b)............    91,254        2,180,971

CA, Inc. (a)......................   195,637        4,020,340

Citrix Systems, Inc. (b)..........    78,102        3,135,014

Compuware Corp. (b)...............   161,806        1,084,100

Electronic Arts, Inc. (b).........   131,274        5,650,033

Intuit, Inc. (b)..................    73,256        4,423,930

Microsoft Corp.................... 3,761,694       87,647,470

Novell, Inc. (b)..................   145,360          963,737

Oracle Corp. (b).................. 1,669,796       24,195,344

Parametric Technology Corp........    47,765          607,093

Security Description                 Shares        Value*
---------------------------------------------------------------



Software--(Continued)
                                                                       6,897,165
Symantec Corp. (b)................   443,833  $
                                               ---------------
                                              -
                                                                     152,022,687
                                               ---------------
                                              -


Specialty Retail--2.0%

AutoNation, Inc. (b)..............    63,593        1,363,434

AutoZone, Inc. (b)................    22,936        2,022,955

Bed Bath & Beyond, Inc. (b).......   121,015        4,014,068

Best Buy Co., Inc.................   172,622        9,466,590

Circuit City Stores, Inc..........    64,562        1,757,378

Limited Brands, Inc...............   147,093        3,764,110

Lowe's Cos., Inc..................   332,650       20,181,876

Office Depot, Inc. (b)............   123,364        4,687,832

OfficeMax, Inc....................    30,499        1,242,834

RadioShack Corp. (a)..............    58,022          812,308

Staples, Inc......................   312,201        7,592,716

The Gap, Inc......................   235,836        4,103,546

The Home Depot, Inc...............   886,273       31,719,711

The Sherwin-Williams Co...........    47,769        2,268,072

Tiffany & Co......................    60,303        1,991,205

TJX Cos., Inc.....................   195,963        4,479,714
                                               ---------------
                                              -
                                                                     101,468,349
                                               ---------------
                                              -


Textiles, Apparel & Luxury Goods--0.3%

Coach, Inc. (b)...................   165,060        4,935,294

Jones Apparel Group, Inc..........    48,264        1,534,313

Liz Claiborne, Inc................    44,812        1,660,733

NIKE, Inc. (Class B)..............    80,950        6,556,950

VF Corp...........................    37,653        2,557,392
                                               ---------------
                                              -
                                                                      17,244,682
                                               ---------------
                                              -


Thrifts & Mortgage Finance--1.5%

Countrywide Financial Corp........   260,532        9,921,059

Federal Home Loan Mortgage Corp...   296,286       16,891,265

Federal National Mortgage
   Association....................   415,017       19,962,318

North Fork Bancorp, Inc...........   199,460        6,017,708

Sovereign Bancorp, Inc............   161,361        3,277,241

Washington Mutual, Inc............   411,950       18,776,681
                                               ---------------
                                              -
                                                                      74,846,272
                                               ---------------
                                              -


Tobacco--1.5%

Altria Group, Inc.................   895,345       65,745,183

Reynolds American, Inc. (a).......    36,749        4,237,160

UST, Inc. (a).....................    69,203        3,127,284
                                               ---------------
                                              -
                                                                      73,109,627
                                               ---------------
                                              -


Trading Companies & Distributors--0.1%

Genuine Parts Co..................    74,041        3,084,548

W.W. Grainger, Inc................    32,718        2,461,375
                                               ---------------
                                              -
                                                                       5,545,923
                                               ---------------
                                              -


Wireless Telecommunication Services--0.5%

Sprint Nextel Corp................ 1,277,343       25,534,087
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost
   $4,099,769,986)................              4,944,538,797
                                               ---------------
                                              -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments--0.1%


                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Discount Notes--0.1%
                                                                       2,591,120
Federal Home Loan Bank
   5.280%, 09/27/06..............$ 2,625,000  $
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $2,591,120)..                   2,591,120
                                               ---------------
                                              -

Total Investments--99.8%
   (Identified Cost
   $4,102,361,106) (c)...........               4,947,129,917

Other assets less liabilities....                  11,128,820
                                               ---------------
                                              -
                                                                   4,958,258,737
Total Net Assets--100%............             $
                                               ===============
                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $149,255,378 and the collateral received consisted of cash in the amount of $151,778,155.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $4,102,361,106 and the composition of unrealized appreciation and depreciation of investment securities was $1,321,457,717 and $(476,688,906), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.


Futures Contracts

                                                      Expiration                                Valuation
                                                         Date        Number      Contract         as of           Net
Futures Contracts Long                               -------------     of         Amount        06/30/06       Unrealized
----------------------------------------------------               Contracts   -------------- --------------  Appreciation
                                                    -             -------------              -              ----------------
                                                                                 11,248,905                        265,695
S&P 500 Index Futures...............................    09/14/06           36 $              $  11,514,600  $

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             4,947,129,917
   Investments at value........                                                                           $

   Collateral for securities loaned                                                                            151,778,155

   Receivable for:

      Securities sold..........                                                                                 11,071,831

      Fund shares sold.........                                                                                  7,718,725

      Accrued interest and dividends                                                                             5,651,008
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              5,123,349,636

Liabilities

   Payable for:

      Fund shares redeemed.....                                                           $    5,893,147

      Securities purchased.....                                                                3,306,489

      Futures variation margin.                                                                   28,800

      Return of collateral for securities loaned                                             151,778,155

      Due to custodian bank....                                                                1,829,108

   Accrued expenses:

      Management fees..........                                                                  980,535

      Service and distribution fees                                                              203,459

      Other expenses...........                                                                1,071,206
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                165,090,899
                                                                                                           -----------------
                                                                                                          -
                                                                                                             4,958,258,737
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             4,067,196,071
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                       15,038,543

      Accumulated net realized gains                                                                            30,989,617

      Unrealized appreciation on investments and futures contracts                                             845,034,506
                                                                                                           -----------------
                                                                                                          -
                                                                                                             4,958,258,737
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     32.22
Net asset value and redemption price per share ($3,832,961,822 divided by 118,978,538
   shares outstanding).........                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     31.47
Net asset value and redemption price per share ($848,595,537 divided by 26,965,892 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     32.08
Net asset value and redemption price per share ($276,701,378 divided by 8,624,049 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                             4,102,361,106
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =







Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    47,759,295
   Dividends.....................                                                               $

   Interest......................                                                                      276,789(a)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    48,036,084

Expenses

   Management fees...............                                     $    6,282,940

   Service and distribution fees--Class B                                   1,016,338

   Service and distribution fees--Class E                                     212,511

   Directors' fees and expenses..                                             10,574

   Custodian.....................                                            301,455

   Audit and tax services........                                             13,759

   Legal.........................                                             74,362

   Printing......................                                            874,962

   Insurance.....................                                             44,789

   Miscellaneous.................                                             76,742
                                                                       -------------------------
                                                                      -

   Total expenses................                                          8,908,432

   Management fee waivers........                                           (175,922)                8,732,510
                                                                       -------------------------
                                                                      -                         ----------------------------

Net Investment Income............                                                                   39,303,574
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net...............                                        104,924,658

   Futures contracts--net.........                                            470,087               105,394,745
                                                                       -------------------------
                                                                      -
Unrealized appreciation (depreciation) on:

   Investments--net...............                                        (16,058,841)

   Futures contracts--net.........                                            618,355               (15,440,486)
                                                                       -------------------------
                                                                      -                         ----------------------------

Net gain.........................                                                                   89,954,259
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   129,257,833
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $86,019.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                75,976,568
   Net investment income.................................................................$     39,303,574 $

   Net realized gain.....................................................................     105,394,745      113,344,030

   Unrealized appreciation (depreciation)................................................     (15,440,486)      33,268,388
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from operations................................................     129,257,833      222,588,986
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (80,522,773)     (64,940,610)

         Class B.........................................................................     (14,529,078)      (8,290,412)

         Class E.........................................................................      (5,220,974)      (4,221,091)
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                             (100,272,825)     (77,452,113)
                                                                                          ----------------
                                                                                         -                ------------------

      Net realized gain

         Class A.........................................................................    (137,410,085)               0

         Class B.........................................................................     (29,305,249)               0

         Class E.........................................................................      (9,828,692)               0
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                             (176,544,026)               0
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................    (276,816,851)     (77,452,113)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase (decrease) in net assets from capital share transactions.....................     110,340,173      (91,725,843)
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase (decrease) in net assets...............................................     (37,218,845)      53,411,030


Net Assets

   Beginning of the period...............................................................   4,995,477,582    4,942,066,552
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             4,995,477,582
   End of the period.....................................................................$  4,958,258,737 $
                                                                                          ================
                                                                                         =                ==================

Undistributed Net Investment Income
                                                                                                                76,007,794
   End of the period.....................................................................$     15,038,543 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                         Six months ended
                                                                           June 30, 2006                   Year ended
                                                                   ------------------------------       December 31, 2005
                                                                  -                              -------------------------------
                                                                      Shares                         Shares
                                                                   --------------       $         -------------        $
                                                                  -              -----------------             -----------------

Class A
                                                                                     266,869,385                   448,361,856
   Sales..........................................................   7,909,103   $                 13,995,651  $

   Shares issued through acquisition..............................      94,991         3,147,991            0                0

   Reinvestments..................................................   6,624,099       217,932,858    2,143,962       64,940,610

   Redemptions.................................................... (14,392,022)     (482,698,600) (25,686,049)    (822,977,332)
                                                                   --------------
                                                                  -              ----------------
                                                                                       5,251,634                  (309,674,866)
   Net increase (decrease)........................................     236,171   $                 (9,546,436) $
                                                                   ==============
                                                                  =              ================

Class B
                                                                                     202,624,902                   360,936,529
   Sales..........................................................   6,230,846   $                 11,564,331  $

   Reinvestments..................................................   1,363,008        43,834,327      279,892        8,290,412

   Redemptions....................................................  (4,244,155)     (138,230,427)  (4,374,267)    (137,242,753)
                                                                   --------------
                                                                  -              ----------------
                                                                                     108,228,802                   231,984,188
   Net increase...................................................   3,349,699   $                  7,469,956  $
                                                                   ==============
                                                                  =              ================

Class E
                                                                                      15,747,134                    32,427,764
   Sales..........................................................     471,707   $                  1,020,487  $

   Reinvestments..................................................     459,111        15,049,666      139,910        4,221,091

   Redemptions....................................................  (1,011,367)      (33,937,063)  (1,589,809)     (50,684,020)
                                                                   --------------
                                                                  -              ----------------
                                                                                      (3,140,263)                  (14,035,165)
   Net decrease...................................................     (80,549)  $                   (429,412) $
                                                                   ==============
                                                                  =              ================
                                                                                     110,340,173                   (91,725,843)
   Increase (decrease) derived from capital share transactions....   3,505,321   $                 (2,505,892) $
                                                                   ==============
                                                                  =              ================

                                      See accompanying notes to financial
statements.
 Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)


                                                                                 Class A
                                           -------------------------------------------------------------------------------------
                                          -
                                             Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                           ---------------                       Year ended December 31,
                                          -               ----------------------------------------------------------------------
                                                               2005                        2003                        2001
                                                           -------------     2004      -------------     2002      -------------
                                                          -             ---------------             ---------------
                                                                 32.27                       23.41                       35.26
Net Asset Value, Beginning of Period......$      33.20    $             $      29.45  $             $      30.60  $
                                           ---------------
                                          -               --------------

Income From Investment Operations

   Net investment income..................        0.28            0.55          0.54          0.38          0.35          0.33

   Net realized and unrealized gain
      (loss) on investments...............        0.63            0.90          2.54          6.11         (7.09)        (4.59)
                                           ---------------
                                          -               --------------

   Total from investment operations.......        0.91            1.45          3.08          6.49         (6.74)        (4.26)
                                           ---------------
                                          -               --------------

Less Distributions

   Distributions from net investment
      income..............................       (0.70)          (0.52)        (0.26)        (0.45)        (0.23)        (0.09)

   Distributions from net realized
      capital gains.......................       (1.19)           0.00          0.00          0.00         (0.22)        (0.31)
                                           ---------------
                                          -               --------------

   Total distributions....................       (1.89)          (0.52)        (0.26)        (0.45)        (0.45)        (0.40)
                                           ---------------
                                          -               --------------
                                                                 33.20                       29.45                       30.60
Net Asset Value, End of Period............$      32.22    $             $      32.27  $             $      23.41  $
                                           ===============
                                          =               ==============

Total Return (%)..........................         2.6 (b)         4.6          10.5          28.2         (22.3)        (12.2)

Ratio of operating expenses to average
   net assets (%).........................        0.30 (c)        0.29          0.30          0.31          0.31          0.31

Ratio of net investment income to average
   net assets (%).........................        1.61 (c)        1.59          1.73          1.48          1.30          1.02

Portfolio turnover rate (%)...............          11 (c)           8             3             1             7             5
                                                             3,942,484                   3,931,839                   3,665,168
Net assets, end of period (000)...........$  3,832,962    $             $  4,139,893  $             $  2,725,874  $


                                                                                       Class B
                                                     -----------------------------------------------------------------------------
                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                     ---------------                   Year ended December 31,
                                                    -               --------------------------------------------------------------
                                                                        2005                     2003                   2001(a)
                                                                     -----------    2004      -----------    2002     ------------
                                                                    -           --------------           -------------
                                                                         31.52                    22.92                   33.71
Net Asset Value, Beginning of Period................$      32.41    $           $    28.80   $           $    30.03  $
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

Income From Investment Operations

   Net investment income............................        0.24          0.39        0.41         0.34        0.23        0.17

   Net realized and unrealized gain (loss) on
      investments...................................        0.60          0.95        2.53         5.95       (6.90)      (3.45)
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

   Total from investment operations.................        0.84          1.34        2.94         6.29       (6.67)      (3.28)
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

Less Distributions

   Distributions from net investment income.........       (0.59)        (0.45)      (0.22)       (0.41)      (0.22)      (0.09)

   Distributions from net realized capital gains....       (1.19)         0.00        0.00         0.00       (0.22)      (0.31)
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

   Total distributions..............................       (1.78)        (0.45)      (0.22)       (0.41)      (0.44)      (0.40)
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------
                                                                         32.41                    28.80                   30.03
Net Asset Value, End of Period......................$      31.47    $           $    31.52   $           $    22.92  $
                                                     ===============                                      ===========
                                                    =               ============                         =           =============

Total Return (%)....................................         2.5 (b)       4.4        10.3         27.9       (22.5)       (9.8)(b)

Ratio of operating expenses to average net assets
   (%)..............................................        0.55 (c)      0.54        0.55         0.56        0.56        0.56 (c)

Ratio of net investment income to average net
   assets (%).......................................        1.37 (c)      1.36        1.59         1.24        1.17        0.83 (c)

Portfolio turnover rate (%).........................          11 (c)         8           3            1           7           5
                                                                       765,425                  251,793                  17,421
Net assets, end of period (000).....................$    848,596    $           $  508,908   $           $   88,517  $

(a)  Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)


                                                                                       Class E
                                                     -----------------------------------------------------------------------------
                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                     ----------------                   Year ended December 31,
                                                    -                -------------------------------------------------------------
                                                                         2005                    2003                   2001(a)
                                                                      -----------    2004     ------------   2002     ------------
                                                                     -           -------------            ------------
                                                                          32.11                   23.34                  33.45
Net Asset Value, Beginning of Period................$      33.04     $           $    29.33  $            $    30.54 $
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

Income From Investment Operations

   Net investment income............................        0.27           0.47        0.47        0.40         0.31      0.00

   Net realized and unrealized gain (loss) on
      investments...................................        0.59           0.93        2.56        6.02        (7.06)    (2.91)
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

   Total from investment operations.................        0.86           1.40        3.03        6.42        (6.75)    (2.91)
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

Less Distributions

   Distributions from net investment income.........       (0.63)         (0.47)      (0.25)      (0.43)       (0.23)     0.00

   Distributions from net realized capital gains....       (1.19)          0.00        0.00        0.00        (0.22)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

   Total distributions..............................       (1.82)         (0.47)      (0.25)      (0.43)       (0.45)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------
                                                                          33.04                   29.33                  30.54
Net Asset Value, End of Period......................$      32.08     $           $    32.11  $            $    23.34 $
                                                     ================                                      ==========
                                                    =                ============                         =          =============

Total Return (%)....................................         2.5 (b)        4.5        10.4        28.0        (22.4)     (8.7)(b)

Ratio of operating expenses to average net assets
   (%)..............................................        0.45 (c)       0.44        0.45        0.46         0.46      0.46 (c)

Ratio of net investment income to average net
   assets (%).......................................        1.46 (c)       1.44        1.67        1.34         1.36      0.93 (c)

Portfolio turnover rate (%).........................          11 (c)          8           3           1            7         5
                                                                        287,568                 142,284                     33
Net assets, end of period (000).....................$    276,701     $           $  293,266  $            $   25,624 $

(a)  Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.6% of Total Net Assets



Security Description                  Shares       Value*
---------------------------------------------------------------



Aerospace & Defense--0.5%
                                                                       2,788,596
General Dynamics Corp..............    42,600  $
                                                --------------
                                               -


Airlines--0.7%

Southwest Airlines Co..............   248,300      4,064,671
                                                --------------
                                               -


Beverages--1.0%

PepsiCo, Inc.......................    90,300      5,421,612
                                                --------------
                                               -


Biotechnology--3.1%

Amgen, Inc. (a)....................   131,600      8,584,268

Genentech, Inc. (a)................    64,800      5,300,640

Gilead Sciences, Inc. (a)..........    68,400      4,046,544
                                                --------------
                                               -
                                                                      17,931,452
                                                --------------
                                               -


Capital Markets--8.5%

E*TRADE Financial Corp. (a)........   154,600      3,527,972

Franklin Resources, Inc............    34,700      3,012,307

Legg Mason, Inc....................    49,300      4,906,336

Merrill Lynch & Co., Inc...........    69,100      4,806,596

Northern Trust Corp................    78,200      4,324,460

State Street Corp..................    98,900      5,745,101

TD Ameritrade Holding Corp.........   122,900      1,820,149

The Charles Schwab Corp............   259,300      4,143,614

The Goldman Sachs Group, Inc.......    28,000      4,212,040

UBS AG (CHF).......................   111,700     12,193,738
                                                --------------
                                               -
                                                                      48,692,313
                                                --------------
                                               -


Chemicals--0.7%

Monsanto Co........................    44,000      3,704,360
                                                --------------
                                               -


Commercial Banks--2.2%

Anglo Irish Bank Corp., Plc. (EUR).    70,400      1,095,920

Anglo Irish Bank Corp., Plc.
   (London Listed Shares) (EUR)....   214,300      3,321,422

Erste Bank der oesterreichischen
   Sparkassen AG (EUR).............    76,500      4,295,362

UniCredito Italiano S.p.A. (EUR)...   515,500      4,023,853
                                                --------------
                                               -
                                                                      12,736,557
                                                --------------
                                               -


Communications Equipment--4.2%

Cisco Systems, Inc. (a)............   222,700      4,349,331

Corning, Inc. (a)..................   206,900      5,004,911

Juniper Networks, Inc. (a).........   179,700      2,873,403

Nokia Oyj (EUR)....................   251,400      5,081,976

Qualcomm, Inc......................    32,000      1,282,240

Telefonaktiebolaget LM Ericsson
   (Class B) (SEK)................. 1,644,500      5,421,005
                                                --------------
                                               -
                                                                      24,012,866
                                                --------------
                                               -


Computers & Peripherals--1.8%

Apple Computer, Inc. (a)...........    44,500      2,541,840

Dell, Inc. (a).....................   138,200      3,373,462

EMC Corp. (a)......................   393,400      4,315,598
                                                --------------
                                               -
                                                                      10,230,900
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Consumer Finance--3.2%
                                                                       9,414,618
American Express Co..................  176,900 $

SLM Corp.............................  171,900     9,096,948
                                                --------------
                                               -
                                                                      18,511,566
                                                --------------
                                               -


Diversified Financial Services--1.8%

Citigroup, Inc.......................  212,215    10,237,252
                                                --------------
                                               -


Diversified Telecommunication Services--0.7%

Telus Corp. (CAD)....................   27,500     1,135,269

Telus Corp...........................   71,800     2,899,284
                                                --------------
                                               -
                                                                       4,034,553
                                                --------------
                                               -


Energy Equipment & Services--3.2%

Baker Hughes, Inc....................   84,300     6,899,955

Schlumberger, Ltd....................  172,900    11,257,519
                                                --------------
                                               -
                                                                      18,157,474
                                                --------------
                                               -


Food & Staples Retailing--3.6%

Sysco Corp...........................   72,000     2,200,320

Wal-Mart de Mexico S.A. de CV (ADR)..   48,100     1,350,831

Wal-Mart Stores, Inc.................  244,900    11,796,833

Walgreen Co..........................  109,300     4,901,012
                                                --------------
                                               -
                                                                      20,248,996
                                                --------------
                                               -


Health Care Equipment & Supplies--2.9%

Alcon, Inc...........................   10,100       995,355

Medtronic, Inc.......................  137,200     6,437,424

St. Jude Medical, Inc. (a)...........   81,100     2,629,262

Stryker Corp.........................   67,600     2,846,636

Zimmer Holdings, Inc. (a)............   67,800     3,845,616
                                                --------------
                                               -
                                                                      16,754,293
                                                --------------
                                               -


Health Care Providers & Services--7.4%

Caremark Rx, Inc. (a)................  216,200    10,781,894

Humana, Inc. (a).....................  103,100     5,536,470

Medco Health Solutions, Inc. (a).....   64,800     3,711,744

Quest Diagnostics, Inc...............   74,100     4,440,072

UnitedHealth Group, Inc..............  280,000    12,538,400

WellPoint, Inc. (a)..................   70,200     5,108,454
                                                --------------
                                               -
                                                                      42,117,034
                                                --------------
                                               -


Hotels, Restaurants & Leisure--2.3%

Carnival Corp........................  119,700     4,996,278

International Game Technology........   63,500     2,409,190

MGM MIRAGE (a).......................   48,800     1,991,040

Wynn Resorts, Ltd. (a)...............   51,800     3,796,940
                                                --------------
                                               -
                                                                      13,193,448
                                                --------------
                                               -


Household Durables--1.9%

Garmin, Ltd..........................   28,700     3,026,128

Harman International Industries, Inc.   43,100     3,679,447

Lennar Corp. (Class A)...............   92,800     4,117,536
                                                --------------
                                               -
                                                                      10,823,111
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                   Shares      Value*
---------------------------------------------------------------



Household Products--1.5%
                                                                       3,120,511
Reckitt Benckiser, Plc. (GBP)........   83,700 $

The Procter & Gamble Co..............   98,005     5,449,078
                                                --------------
                                               -
                                                                       8,569,589
                                                --------------
                                               -


Industrial Conglomerates--3.8%

General Electric Co..................  658,500    21,704,156
                                                --------------
                                               -


Insurance--3.3%

American International Group, Inc....  170,200    10,050,310

Marsh & McLennan Cos., Inc...........   61,300     1,648,357

Prudential Financial, Inc............   46,800     3,636,360

The Hartford Financial Services
   Group, Inc........................   40,800     3,451,680
                                                --------------
                                               -
                                                                      18,786,707
                                                --------------
                                               -


Internet & Catalog Retail--1.1%

Amazon.com, Inc. (a).................   71,500     2,765,620

Liberty Media Holding
   Corp.--Interactive (Class A) (a)...  191,453     3,304,479
                                                --------------
                                               -
                                                                       6,070,099
                                                --------------
                                               -


Internet Software & Services--2.8%

eBay, Inc. (a).......................   86,900     2,545,301

Google, Inc. (Class A) (a)...........   14,500     6,080,285

Yahoo!, Inc. (a).....................  227,700     7,514,100
                                                --------------
                                               -
                                                                      16,139,686
                                                --------------
                                               -


IT Services--3.8%

Accenture, Ltd. (Class A)............  312,800     8,858,496

Affiliated Computer Services, Inc.
   (Class A) (a).....................   43,800     2,260,518

Automatic Data Processing, Inc.......  161,700     7,333,095

First Data Corp......................   76,000     3,423,040
                                                --------------
                                               -
                                                                      21,875,149
                                                --------------
                                               -


Machinery--2.3%

Danaher Corp.........................  157,400    10,123,968

Deere & Co...........................   37,200     3,105,828
                                                --------------
                                               -
                                                                      13,229,796
                                                --------------
                                               -


Media--3.5%

EchoStar Communications Corp. (Class
   A) (a)............................   36,700     1,130,727

Grupo Televisa S.A. (ADR)............  159,100     3,072,221

Liberty Media Holding Corp.--Capital
   (Series A) (a)....................   42,990     3,601,272

Rogers Communications, Inc. (Class B)   97,900     3,955,160

Time Warner, Inc.....................   59,200     1,024,160

Univision Communications, Inc.
   (Class A) (a).....................   67,000     2,244,500

Viacom, Inc. (Class B) (a)...........  131,400     4,709,376
                                                --------------
                                               -
                                                                      19,737,416
                                                --------------
                                               -


Metals & Mining--1.1%

BHP Billiton, Ltd. (AUD).............  304,300     6,546,197
                                                --------------
                                               -


Multiline Retail--2.5%

Kohl's Corp. (a).....................  158,500     9,370,520

Target Corp..........................   95,100     4,647,537
                                                --------------
                                               -
                                                                      14,018,057
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--3.1%
                                                                       6,228,007
Exxon Mobil Corp.....................  101,516 $

Murphy Oil Corp......................   70,100     3,915,786

Total S.A. (EUR).....................  112,400     7,365,222
                                                --------------
                                               -
                                                                      17,509,015
                                                --------------
                                               -


Pharmaceuticals--3.9%

Johnson & Johnson....................   42,000     2,516,640

Novartis AG (CHF)....................  117,400     6,337,967

Pfizer, Inc..........................   90,563     2,125,514

Roche Holding AG (CHF)...............   30,000     4,945,252

Sepracor, Inc. (a)...................   57,500     3,285,550

Wyeth Pharmaceuticals................   64,800     2,877,768
                                                --------------
                                               -
                                                                      22,088,691
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--5.4%

Analog Devices, Inc..................  130,900     4,207,126

Applied Materials, Inc...............  195,500     3,182,740

Intel Corp...........................  165,100     3,128,645

Marvell Technology Group, Ltd. (a)...  123,100     5,457,023

Maxim Integrated Products, Inc.......  189,500     6,084,845

Samsung Electronics Co., Ltd. (KRW)..    4,106     2,620,360

Texas Instruments, Inc...............   77,000     2,332,330

Xilinx, Inc..........................  173,900     3,938,835
                                                --------------
                                               -
                                                                      30,951,904
                                                --------------
                                               -


Software--4.8%

Adobe Systems, Inc. (a)..............   94,400     2,865,984

Amdocs, Ltd. (a).....................  123,000     4,501,800

Intuit, Inc. (a).....................   65,100     3,931,389

Microsoft Corp.......................  514,000    11,976,200

Oracle Corp. (a).....................  286,700     4,154,283
                                                --------------
                                               -
                                                                      27,429,656
                                                --------------
                                               -


Specialty Retail--2.2%

Best Buy Co., Inc....................   34,300     1,881,012

PETsMART, Inc........................  166,800     4,270,080

The Home Depot, Inc..................  180,950     6,476,201
                                                --------------
                                               -
                                                                      12,627,293
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--0.9%

NIKE, Inc. (Class B).................   62,200     5,038,200
                                                --------------
                                               -


Thrifts & Mortgage Finance--0.7%

Countrywide Financial Corp...........  109,400     4,165,952
                                                --------------
                                               -


Wireless Telecommunication Services--2.2%

America Movil S.A. de C.V. (ADR).....  181,800     6,046,668

Crown Castle International Corp. (a).  187,500     6,476,250
                                                --------------
                                               -
                                                                      12,522,918
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $538,871,949)....            562,671,535
                                                --------------
                                               -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments--1.6%




Security Description                  Shares       Value*
---------------------------------------------------------------



Mutual Funds--1.6%
                                                                       8,888,318
T. Rowe Price Reserve Investment
   Fund............................ 8,888,318  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $8,888,318)....                8,888,318
                                                --------------
                                               -

Total Investments--100.2%
   (Identified Cost $547,760,267)
   (b).............................              571,559,853

Liabilities in excess of other
   assets..........................                 (866,577)
                                                --------------
                                               -
                                                                     570,693,276
Total Net Assets--100%..............            $
                                                ==============
                                               =

(a)      Non-Income Producing.
(b) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $547,760,267 and the composition of unrealized appreciation and depreciation of investment securities was $43,014,875 and $(19,215,289), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)--   Australian Dollar
(CAD)--   Canadian Dollar
(CHF)--   Swiss Franc
(EUR)--   Euro
(GBP)--   British Pound
(KRW)--   South Korean Won
(SEK)--   Swedish Krona

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              571,559,853
   Investments at value............                                                                        $

   Foreign cash at value...........                                                                                     6

   Receivable for:

      Securities sold..............                                                                               755,626

      Fund shares sold.............                                                                               546,701

      Accrued interest and dividends                                                                              437,854

      Foreign taxes................                                                                                79,188
                                                                                                            ----------------
                                                                                                           -

         Total Assets..............                                                                           573,379,228

Liabilities

   Payable for:

      Fund shares redeemed.........                                                          $    580,981

      Securities purchased.........                                                             1,629,555

      Withholding taxes............                                                                 4,661

   Accrued expenses:

      Management fees..............                                                               271,160

      Service and distribution fees                                                                62,452

      Other expenses...............                                                               137,143
                                                                                              -------------
                                                                                             -

         Total Liabilities.........                                                                             2,685,952
                                                                                                            ----------------
                                                                                                           -
                                                                                                              570,693,276
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              555,306,126
      Capital paid in..............                                                                        $

      Undistributed net investment income                                                                       1,579,228

      Accumulated net realized losses                                                                          (9,994,815)

      Unrealized appreciation on investments and foreign currency                                              23,802,737
                                                                                                            ----------------
                                                                                                           -
                                                                                                              570,693,276
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    13.56
Net asset value and redemption price per share ($250,787,523 divided by 18,488,218 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    13.52
Net asset value and redemption price per share ($292,189,847 divided by 21,614,976 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    13.53
Net asset value and redemption price per share ($27,715,906 divided by 2,048,605 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =
                                                                                                              547,760,267
Identified cost of investments.....                                                                        $
                                                                                                            ================
                                                                                                           =
                                                                                                                        6
Identified cost of foreign cash....                                                                        $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    3,100,334(a)
   Dividends......................                                                              $

   Interest.......................                                                                    299,873
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    3,400,207

Expenses

   Management fees................                                      $   1,375,523

   Service and distribution fees--Class B                                      217,863

   Service and distribution fees--Class E                                       21,486

   Directors' fees and expenses...                                             10,574

   Custodian......................                                            119,669

   Audit and tax services.........                                             13,759

   Legal..........................                                              6,089

   Printing.......................                                             61,058

   Insurance......................                                              2,939

   Miscellaneous..................                                              2,792
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          1,831,752

   Expense reductions.............                                            (16,930)

   Management fee waivers.........                                            (31,805)              1,783,017
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Income.............                                                                  1,617,190
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net................                                         16,237,315

   Futures contracts--net..........                                           (229,727)

   Foreign currency transactions--net                                          (42,482)             15,965,106
                                                                         -----------------------
                                                                        -
Unrealized appreciation (depreciation) on:

   Investments--net................                                        (22,401,767)

   Foreign currency transactions--net                                            6,101             (22,395,666)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net loss..........................                                                                 (6,430,560)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   (4,813,370)
Net Decrease in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Net of foreign taxes of $125,603.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio Statement of Changes in Net Assets
(Unaudited)


                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 1,142,354
   Net investment income...................................................................$    1,617,190  $

   Net realized gain.......................................................................    15,965,106       13,366,786

   Unrealized appreciation (depreciation)..................................................   (22,395,666)       7,863,767
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from operations.......................................    (4,813,370)      22,372,907
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................      (937,824)      (1,114,593)

         Class B...........................................................................      (122,146)        (257,787)

         Class E...........................................................................       (58,204)        (115,166)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................    (1,118,174)      (1,487,546)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................   205,962,902       74,567,333
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................   200,031,358       95,452,694


Net Assets

   Beginning of the period.................................................................   370,661,918      275,209,224
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               370,661,918
   End of the period.......................................................................$  570,693,276  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 1,080,212
   End of the period.......................................................................$    1,579,228  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                             June 30, 2006                  Year ended
                                                                      -----------------------------      December 31, 2005
                                                                     -                             -----------------------------
                                                                         Shares                       Shares
                                                                      -------------       $         ------------       $
                                                                     -             -----------------            ----------------

Class A
                                                                                       81,856,643                  65,065,629
   Sales.............................................................   5,878,262  $                 5,063,456  $

   Reinvestments.....................................................      66,797         937,824       94,217      1,114,593

   Redemptions.......................................................  (4,859,045)    (67,906,344)  (3,331,873)   (42,272,321)
                                                                      -------------                 ------------
                                                                     -             -----------------            ----------------
                                                                                       14,888,123                  23,907,901
   Net increase......................................................   1,086,014  $                 1,825,800  $
                                                                      =============
                                                                     =             ================

Class B
                                                                                      240,532,768                  58,967,959
   Sales.............................................................  17,188,284  $                 4,676,569  $

   Reinvestments.....................................................       8,725         122,146       21,846        257,787

   Redemptions.......................................................  (3,463,275)    (48,208,786)    (665,744)    (8,461,504)
                                                                      -------------                 ------------
                                                                     -             -----------------            ----------------
                                                                                      192,446,128                  50,764,242
   Net increase......................................................  13,733,734  $                 4,032,671  $
                                                                      =============
                                                                     =             ================

Class E
                                                                                        2,872,428                   4,922,562
   Sales.............................................................     209,870  $                   391,640  $

   Reinvestments.....................................................       4,157          58,204        9,752        115,166

   Redemptions.......................................................    (312,735)     (4,301,981)    (402,094)    (5,142,538)
                                                                      -------------                 ------------
                                                                     -             -----------------            ----------------
                                                                                       (1,371,349)                   (104,810)
   Net decrease......................................................     (98,708) $                      (702) $
                                                                      =============
                                                                     =             ================
                                                                                      205,962,902                  74,567,333
   Increase derived from capital share transactions..................  14,721,040  $                 5,857,769  $
                                                                      =============
                                                                     =             ================

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio Financial Highlights (Unaudited)


                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       12.77                     8.91                   12.93
Net Asset Value, Beginning of Period.............$      13.53     $           $    11.64   $           $    11.64  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.05           0.05        0.08         0.03        0.02        0.03

   Net realized and unrealized gain (loss) on
      investments................................        0.03           0.78        1.07         2.71       (2.72)      (1.31)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        0.08           0.83        1.15         2.74       (2.70)      (1.28)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.05)         (0.07)      (0.02)       (0.01)      (0.03)      (0.01)
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------

   Total distributions...........................       (0.05)         (0.07)      (0.02)       (0.01)      (0.03)      (0.01)
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------
                                                                       13.53                    11.64                   11.64
Net Asset Value, End of Period...................$      13.56     $           $    12.77   $           $     8.91  $
                                                  ================                                      ===========
                                                 =                ============                         =           =============

Total Return (%).................................         0.6 (b)        6.6         9.9         30.8       (23.2)       (9.9)

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.69 (c)       0.71        0.74         0.79        0.77        0.76

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.68 (c)       0.70        0.73         0.77        0.76        0.75

Ratio of net investment income to average net
   assets (%)....................................        0.83 (c)       0.44        0.68         0.28        0.22        0.27

Portfolio turnover rate (%)......................          72 (c)         35          37           37          49          67
                                                                     235,513                  172,315                 173,218
Net assets, end of period (000)..................$    250,788     $           $  198,913   $           $  127,939  $


                                                                                            Class B
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ----------------            Year ended December 31,
                                                                -                -----------------------------------------------
                                                                                     2005                   2003
                                                                                  -----------    2004     ---------   2002(a)
                                                                                 -           -------------         -------------
                                                                                      12.72                   8.88
Net Asset Value, Beginning of Period............................$      13.47     $           $    11.60  $         $    8.96
                                                                 ----------------
                                                                -                ------------

Income From Investment Operations

   Net investment income........................................        0.03           0.01        0.05       0.01      0.00

   Net realized and unrealized gain (loss) on investments.......        0.03           0.79        1.08       2.72     (0.08)
                                                                 ----------------
                                                                -                ------------

   Total from investment operations.............................        0.06           0.80        1.13       2.73     (0.08)
                                                                 ----------------
                                                                -                ------------

Less Distributions

   Distributions from net investment income.....................       (0.01)         (0.05)      (0.01)     (0.01)     0.00
                                                                 ----------------
                                                                -                ------------

   Total distributions..........................................       (0.01)         (0.05)      (0.01)     (0.01)     0.00
                                                                 ----------------
                                                                -                ------------
                                                                                      13.47                  11.60
Net Asset Value, End of Period..................................$      13.52     $           $    12.72  $         $    8.88
                                                                 ================
                                                                =                ============

Total Return (%)................................................         0.5 (b)        6.3         9.7       30.8      (0.9)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%).......................................        0.94 (c)       0.96        0.99       1.04      1.02 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)...........................................        0.93 (c)       0.95        0.98       1.02      1.01 (c)

Ratio of net investment income to average net assets (%)........        0.54 (c)       0.20        0.93       0.06      0.00 (c)

Portfolio turnover rate (%).....................................          72 (c)         35          37         37        49
                                                                                    106,181                    325
Net assets, end of period (000).................................$    292,190     $           $   48,955  $         $       1

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio Financial Highlights (Unaudited)


                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              12.73                   8.90               12.32
Net Asset Value, Beginning of Period....................$      13.49     $          $    11.61  $          $   11.63 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income................................        0.05           0.04       0.06        0.01      0.03      0.00

   Net realized and unrealized gain (loss) on
      investments.......................................        0.02           0.77       1.08        2.71     (2.73)    (0.69)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        0.07           0.81       1.14        2.72     (2.70)    (0.69)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net investment income.............       (0.03)         (0.05)     (0.02)      (0.01)    (0.03)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (0.03)         (0.05)     (0.02)      (0.01)    (0.03)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              13.49                  11.61               11.63
Net Asset Value, End of Period..........................$      13.53     $          $    12.73  $          $    8.90 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         0.5 (b)        6.4        9.8        30.6     (23.3)     (5.6)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        0.84 (c)       0.86       0.89        0.94      0.92      0.91 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        0.83 (c)       0.85       0.88        0.92      0.91      0.90 (c)

Ratio of net investment income to average net assets (%)        0.68 (c)       0.29       0.56        0.14      0.07      0.75 (c)

Portfolio turnover rate (%).............................          72 (c)         35         37          37        49        67
                                                                             28,968                 16,646                  23
Net assets, end of period (000).........................$     27,716     $          $   27,341  $          $   3,119 $

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds--100.0%



Security Description                 Shares        Value*
---------------------------------------------------------------


Investment Companies--100.0%
                                                                     307,029,152
Metropolitan Series Fund,
   Inc.--Jennison Growth
   Portfolio, (Class A)........... 26,468,030  $

Metropolitan Series Fund,
   Inc.--Capital Guardian U.S.
   Equity Portfolio, (Class A).... 25,447,888    313,772,460

Metropolitan Series Fund, Inc.--FI
   Value Leaders Portfolio,
   (Class A)......................  1,617,341    311,144,113
                                                --------------
                                               -

Total Mutual Funds
   (Identified Cost $762,010,753).               931,945,725
                                                --------------
                                               -

Total Investments 100.0%
   (Identified Cost $762,010,753)
   (a)............................               931,945,725

Liabilities in excess of other
   assets.........................                  (116,056)
                                                --------------
                                               -
                                                                     931,829,669
Total Net Assets--100%.............             $
                                                ==============
                                               =

(a) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $762,010,753 and the composition of unrealized appreciation of investment securities was $169,934,972.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Zenith Equity Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets

   Investments at value............
                                                                                                              931,945,725
   Receivable for:                                                                                        $

      Securities sold..............

      Fund shares sold.............                                                                               906,611

         Total Assets..............                                                                               285,705
                                                                                                           -----------------
                                                                                                          -

Liabilities                                                                                                   933,138,041

   Payable for:

      Fund shares redeemed.........                                                         $  1,192,316

   Accrued expenses:

      Deferred directors' fees.....                                                               96,586

      Other expenses...............                                                               19,470
                                                                                             -------------
                                                                                            -

         Total Liabilities.........                                                                             1,308,372
                                                                                                           -----------------
                                                                                                          -
                                                                                                              931,829,669
Net Assets.........................                                                                       $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                              863,125,334
      Capital paid in..............                                                                       $

      Undistributed net investment income                                                                       6,903,646

      Accumulated net realized losses                                                                        (108,134,283)

      Unrealized appreciation on
         investments...............                                                                           169,934,972
                                                                                                           -----------------
                                                                                                          -
                                                                                                              931,829,669
Net Assets.........................                                                                       $
                                                                                                           =================
                                                                                                          =
Computation of offering price:
                                                                                                                   413.25
Net asset value and redemption price per share ($931,829,669 divided by 2,254,858 shares
   outstanding)....................                                                                       $
                                                                                                           =================
                                                                                                          =
                                                                                                              762,010,753
Identified cost of investments.....                                                                       $
                                                                                                           =================
                                                                                                          =

Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                  6,991,119
   Dividends from underlying Portfolios                                                       $
                                                                                               -----------------------------
                                                                                              -

Expenses

   Custodian...........................                                        8,192

   Audit and tax services..............                                        7,818

   Legal...............................                                       14,535

   Miscellaneous.......................                                        1,737
                                                                            ------------------
                                                                           -

   Total expenses......................                                                              32,282
                                                                                               -----------------------------
                                                                                              -

Net Investment Income..................                                                           6,958,837
                                                                                               -----------------------------
                                                                                              -

Realized and Unrealized Gain (Loss)

Realized gain on:

   Investments--net.....................                                                          30,981,380

Unrealized depreciation on:

   Investments--net.....................                                                         (39,316,079)
                                                                                               -----------------------------
                                                                                              -

Net loss...............................                                                          (8,334,699)
                                                                                               -----------------------------
                                                                                              -
                                                                                                 (1,375,862)
Net Decrease in Net Assets
   From Operations.....................                                                       $
                                                                                               =============================
                                                                                              =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                           ---------------       2005
                                                                                          -               ------------------

From Operations
                                                                                                                 5,149,625
   Net investment income..................................................................$    6,958,837  $

   Net realized gain......................................................................    30,981,380        22,293,595

   Unrealized appreciation (depreciation).................................................   (39,316,079)       66,442,705
                                                                                           ---------------
                                                                                          -               ------------------

   Increase (decrease) in net assets from operations......................................    (1,375,862)       93,885,925
                                                                                           ---------------
                                                                                          -               ------------------

   From Distributions to Shareholders

      Net Investment Income...............................................................    (5,148,684)       (9,105,003)
                                                                                           ---------------
                                                                                          -               ------------------

   Total distributions....................................................................    (5,148,684)       (9,105,003)
                                                                                           ---------------
                                                                                          -               ------------------

   Decrease in net assets from capital share transactions.................................   (58,500,458)     (117,309,190)
                                                                                           ---------------
                                                                                          -               ------------------

   Total decrease in net assets...........................................................   (65,025,004)      (32,528,268)

Net Assets

   Beginning of the period................................................................   996,854,673     1,029,382,941
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                                               996,854,673
   End of the period......................................................................$  931,829,669  $
                                                                                           ===============
                                                                                          =               ==================

Undistributed Net Investment Income
                                                                                                                 5,093,493
   End of the period......................................................................$    6,903,646  $
                                                                                           ===============
                                                                                          =               ==================

Other Information:
Capital Shares


                                                                             Six months ended
                                                                               June 30, 2006                 Year ended
                                                                        ----------------------------     December 31, 2005
                                                                       -                            ----------------------------
                                                                          Shares                       Shares
                                                                        -----------        $         -----------       $
                                                                       -           ------------------           ----------------
                                                                                        53,214,153                  112,602,224
   Sales...............................................................   124,962  $                   291,246  $

   Reinvestments.......................................................    11,885        5,148,684      25,337        9,105,003

   Redemptions.........................................................  (274,385)    (116,863,295)   (619,086)    (239,016,417)
                                                                        -----------                  -----------
                                                                       -           ------------------           ----------------
                                                                                       (58,500,458)                (117,309,190)
   Net decrease........................................................  (137,538) $                  (302,503) $
                                                                        ===========                  ===========
                                                                       =                            =

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights (Unaudited)



                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                           --------------------                         Year ended December 31,
                                          -                    --------------------------------------------------------------------
                                                                    2005                            2003                       2001
                                                                --------------      2004       ---------------    2002     ---------
                                                               -              -----------------               -------------
                                                                   381.97                           263.54                   411.89
Net Asset Value, Beginning of Period......$        416.68      $              $     345.68    $               $   338.82  $
                                           --------------------                                                -----------
                                          -                    ---------------                                -           ----------

Income From Investment Operations

   Net investment income..................           3.17            2.29             3.44            1.57          0.79       1.37

   Net realized and unrealized gain
      (loss) on investments...............          (4.36)          35.94            34.45           81.36        (75.01)    (68.85)
                                           --------------------                                                -----------
                                          -                    ---------------                                -           ---------

   Total from investment operations.......          (1.19)          38.23            37.89           82.93        (74.22)    (67.48)
                                           --------------------                                                -----------
                                          -                    ---------------                                -           ---------

Less Distributions

   Distributions from net investment
      income..............................          (2.24)          (3.52)           (1.60)          (0.79)        (1.06)    (5.59)
                                           --------------------                                                -----------
                                          -                    ---------------                                -           ---------

   Total distributions....................          (2.24)          (3.52)           (1.60)          (0.79)        (1.06)    (5.59)
                                           --------------------                                                -----------
                                          -                    ---------------                                -           ---------
                                                                   416.68                           345.68                  338.82
Net Asset Value, End of Period............$        413.25      $              $     381.97    $               $   263.54  $
                                           ====================                                                ===========
                                          =                    ===============                                =           =========

Total Return (%)..........................           (0.3)(b)        10.2             11.0            31.5         (22.0)    (16.4)
                                                                        0.01 (a)
Ratio of operating expenses to average
   net assets before expense
   reductions (%).........................           0.01 (a)(c)                      0.01 (a)        0.01 (a)      0.26       0.69

Ratio of operating expenses to average
   net assets after expense
   reductions (%) (d).....................           0.01 (c)        0.01             0.01            0.01          0.25       0.68

Ratio of net investment income to average
   net assets (%).........................           1.42 (c)        0.52             0.91            0.50          0.23       0.33

Portfolio turnover rate (%)...............              8 (c)           5                4               6           302        245
                                                                  996,855                        1,042,983                1,310,358
Net assets, end of period (000)...........$       931,830      $              $  1,029,383    $               $  888,712  $

(a)  The Ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--99.7% of Total Net Assets



Security Description                 Shares        Value*
---------------------------------------------------------------



Aerospace & Defense--1.3%
                                                                      13,235,265
Goodrich Corp......................  328,500  $

Precision Castparts Corp...........   42,680        2,550,557
                                               ---------------
                                              -
                                                                      15,785,822
                                               ---------------
                                              -


Biotechnology--1.0%

Martek Biosciences Corp. (a) (b)...  430,400       12,460,080
                                               ---------------
                                              -


Building Products--0.5%

Lennox International, Inc. (a).....  238,700        6,320,776
                                               ---------------
                                              -


Capital Markets--2.1%

Greenhill & Co., Inc. (a)..........   46,600        2,831,416

Investors Financial Services Corp.
   (a).............................  204,360        9,175,764

T. Rowe Price Group, Inc...........  377,600       14,277,056
                                               ---------------
                                              -
                                                                      26,284,236
                                               ---------------
                                              -


Chemicals--2.6%

Air Products & Chemicals, Inc......  214,400       13,704,448

Airgas, Inc........................  500,100       18,628,725
                                               ---------------
                                              -
                                                                      32,333,173
                                               ---------------
                                              -


Commercial Services & Supplies--3.9%

ChoicePoint, Inc. (b)..............  188,200        7,861,114

IHS, Inc...........................  400,400       11,863,852

Monster Worldwide, Inc. (b)........   93,100        3,971,646

Stericycle, Inc. (b)...............  158,900       10,344,390

The Corporate Executive Board Co...  140,230       14,051,046
                                               ---------------
                                              -
                                                                      48,092,048
                                               ---------------
                                              -


Communications Equipment--5.0%

Comverse Technology, Inc. (b)......  468,000        9,252,360

Foundry Networks, Inc. (b).........  701,600        7,479,056

Harris Corp........................  586,020       24,325,690

Polycom, Inc. (b)..................  917,700       20,115,984
                                               ---------------
                                              -
                                                                      61,173,090
                                               ---------------
                                              -


Diversified Consumer Services--0.9%

Laureate Education, Inc. (a) (b)...  246,400       10,504,032
                                               ---------------
                                              -


Diversified Financial Services--2.7%

Chicago Mercantile Exchange
   Holdings, Inc...................   39,630       19,464,275

NYSE Group, Inc. (a)...............  197,200       13,504,256
                                               ---------------
                                              -
                                                                      32,968,531
                                               ---------------
                                              -


Electrical Equipment--2.8%

AMETEK, Inc........................  447,100       21,183,598

Cogent, Inc. (a) (b)...............  663,600       10,000,452

Rockwell Automation, Inc...........   47,140        3,394,551
                                               ---------------
                                              -
                                                                      34,578,601
                                               ---------------
                                              -


Electronic Equipment & Instruments--4.0%

Amphenol Corp. (Class A)...........  349,800       19,574,808

FLIR Systems, Inc. (a) (b).........  722,800       15,944,968

Ingram Micro, Inc..................  730,500       13,243,965
                                               ---------------
                                              -
                                                                      48,763,741
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Energy Equipment & Services--4.3%
                                                                       9,764,460
Acergy S.A. (ADR) (a) (b).........   638,200  $

ENSCO International, Inc..........   364,100       16,755,882

GlobalSantaFe Corp................   220,720       12,746,580

Grant Prideco, Inc. (b)...........   283,700       12,695,575
                                               ---------------
                                              -
                                                                      51,962,497
                                               ---------------
                                              -


Health Care Equipment & Supplies--8.1%

Advanced Medical Optics, Inc. (a)
   (b)............................   450,720       22,851,504

Cytyc Corp. (a) (b)...............   511,750       12,977,980

DENTSPLY International, Inc.......    96,390        5,841,234

Fisher Scientific International,
   Inc. (b).......................   348,500       25,457,925

Kinetic Concepts, Inc. (b)........   234,800       10,366,420

Varian Medical Systems, Inc. (b)..   448,800       21,250,680
                                               ---------------
                                              -
                                                                      98,745,743
                                               ---------------
                                              -


Health Care Providers & Services--6.2%

Caremark Rx, Inc..................   507,400       25,304,038

Community Health Systems, Inc. (b)   375,200       13,788,600

Coventry Health Care, Inc. (b)....   138,900        7,631,166

Medco Health Solutions, Inc. (b)..   243,500       13,947,680

Omnicare, Inc.....................   323,200       15,326,144
                                               ---------------
                                              -
                                                                      75,997,628
                                               ---------------
                                              -


Hotels, Restaurants & Leisure--5.5%

Hilton Hotels Corp................   321,700        9,097,676

International Game Technology.....   167,840        6,367,850

Orient-Express Hotels, Ltd.
   (Class A) (a)..................   356,000       13,827,040

Ruby Tuesday, Inc. (a)............   466,800       11,394,588

Scientific Games Corp. (a) (b)....   563,400       20,068,308

Station Casinos, Inc. (a).........    86,620        5,897,090
                                               ---------------
                                              -
                                                                      66,652,552
                                               ---------------
                                              -


Household Durables--1.0%

Fortune Brands, Inc...............   165,600       11,759,256
                                               ---------------
                                              -


Insurance--1.5%

AXIS Capital Holdings, Ltd........   225,900        6,462,999

Endurance Specialty Holdings, Ltd.   363,200       11,622,400
                                               ---------------
                                              -
                                                                      18,085,399
                                               ---------------
                                              -


Internet Software & Services--0.2%

Akamai Technologies, Inc. (a).....    52,600        1,903,594
                                               ---------------
                                              -


IT Services--7.4%

Alliance Data Systems Co. (a) (b).   308,310       18,134,794

CACI International, Inc. (Class
   A) (b).........................   334,200       19,493,886

Ceridian Corp. (b)................ 1,094,900       26,759,356

CheckFree Corp. (b)...............   253,530       12,564,947

Verifone Holdings, Inc. (a).......   437,300       13,328,904
                                               ---------------
                                              -
                                                                      90,281,887
                                               ---------------
                                              -


Machinery--4.0%

IDEX Corp.........................   451,500       21,310,800

Joy Global, Inc...................   185,300        9,652,277

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                 Shares        Value*
---------------------------------------------------------------



Machinery--(Continued)
                                                                       6,847,353
Mueller Water Products, Inc. (a)..   393,300  $

Oshkosh Truck Corp................   233,900       11,114,928
                                               ---------------
                                              -
                                                                      48,925,358
                                               ---------------
                                              -


Media--2.2%

CKX, Inc. (a).....................   678,800        9,211,316

Univision Communications, Inc.
   (Class A) (b)..................   515,200       17,259,200
                                               ---------------
                                              -
                                                                      26,470,516
                                               ---------------
                                              -


Metals & Mining--3.2%

Century Aluminum Co. (a)..........   243,800        8,701,222

CONSOL Energy, Inc. (a) (b).......   643,400       30,059,648
                                               ---------------
                                              -
                                                                      38,760,870
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--6.3%

Chesapeake Energy Corp. (a).......   319,800        9,673,950

EOG Resources, Inc................   271,200       18,805,008

Hess Corp.........................   210,870       11,144,480

Massey Energy Co. (a).............   663,800       23,896,800

Newfield Exploration Co. (b)......   270,339       13,230,391
                                               ---------------
                                              -
                                                                      76,750,629
                                               ---------------
                                              -


Paper & Forest Products--0.1%

Aracruz Celulose S.A. (ADR) (a)...    22,060        1,156,385
                                               ---------------
                                              -


Pharmaceuticals--3.4%

Endo Pharmaceuticals Holdings (b).   548,800       18,099,424

Shire, Plc. (ADR).................   544,200       24,069,966
                                               ---------------
                                              -
                                                                      42,169,390
                                               ---------------
                                              -


Road & Rail--1.3%

Landstar System, Inc..............   338,300       15,977,909
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--5.3%

Analog Devices, Inc...............   180,470        5,800,306

Freescale Semiconductor, Inc.
   (Class B) (b)..................   848,500       24,945,900

KLA-Tencor Corp...................    31,810        1,322,342

Lam Research Corp. (b)............   369,200       17,212,104

PMC-Sierra, Inc. (a) (b).......... 1,588,490       14,931,806
                                               ---------------
                                              -
                                                                      64,212,458
                                               ---------------
                                              -

Security Description                Shares         Value*
---------------------------------------------------------------



Software--4.1%
                                                                       2,997,492
Activision, Inc. (b).............    263,400  $

Adobe Systems, Inc. (b)..........    532,540       16,167,914

Amdocs, Ltd. (b).................    830,950       30,412,770
                                               ---------------
                                              -
                                                                      49,578,176
                                               ---------------
                                              -


Specialty Retail--5.7%

Chico's FAS, Inc. (b)............    429,100       11,577,118

GameStop Corp. (Class A) (b).....    438,100       18,400,200

Staples, Inc.....................    511,249       12,433,576

TJX Cos., Inc. (a)...............    826,200       18,886,932

Williams-Sonoma, Inc.............    246,790        8,403,200
                                               ---------------
                                              -
                                                                      69,701,026
                                               ---------------
                                              -


Textiles, Apparel & Luxury Goods--1.0%

Coach, Inc. (b)..................    415,300       12,417,470
                                               ---------------
                                              -


Trading Companies & Distributors--1.1%

MSC Industrial Direct Co. (Class
   A)............................    208,780        9,931,665

W.W. Grainger, Inc...............     40,300        3,031,769
                                               ---------------
                                              -
                                                                      12,963,434
                                               ---------------
                                              -


Wireless Telecommunication Services--1.0%

American Tower Corp. (Class A)
   (b)...........................    413,227       12,859,622
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost
   $1,072,960,419)...............               1,216,595,929
                                               ---------------
                                              -

Short Term Investments--0.3%
                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------


Discount Notes--0.3%

Federal Home Loan Bank
   4.750%, 07/03/06..............$ 3,500,000        3,499,076
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $3,499,076)..                   3,499,076
                                               ---------------
                                              -

Total Investments--100.0%
   (Identified Cost
   $1,076,459,495) (c)...........               1,220,095,005

Other assets less liabilities....                     515,607
                                               ---------------
                                              -
                                                                   1,220,610,612
Total Net Assets--100%............             $
                                               ===============
                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $187,288,392 and the collateral received consisted of cash in the amount of $188,807,492 and securities with a market value of $942,357.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,076,459,495 and the composition of unrealized appreciation and depreciation of investment securities was $182,306,560 and $(38,671,050), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

                                     *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                            1,220,095,005
   Investments at value..........                                                                         $

   Cash..........................                                                                                  65,303

   Collateral for securities loaned                                                                           189,749,849

   Receivable for:

      Securities sold............                                                                               1,349,110

      Fund shares sold...........                                                                               1,868,486

      Accrued interest and dividends                                                                              418,374

      Foreign taxes..............                                                                                      18
                                                                                                           -----------------
                                                                                                          -

         Total Assets............                                                                           1,413,546,145

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $   1,505,118

      Securities purchased.......                                                                544,000

      Return of collateral for securities loaned                                             189,749,849

   Accrued expenses:

      Management fees............                                                                697,131

      Service and distribution fees                                                               28,701

      Other expenses.............                                                                410,734
                                                                                            --------------
                                                                                           -

         Total Liabilities.......                                                                             192,935,533
                                                                                                           -----------------
                                                                                                          -
                                                                                                            1,220,610,612
Net Assets.......................                                                                         $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                            1,290,780,385
      Capital paid in............                                                                         $

      Undistributed net investment loss                                                                        (1,620,347)

      Accumulated net realized losses                                                                        (212,184,938)

      Unrealized appreciation on investments and foreign currency                                             143,635,512
                                                                                                           -----------------
                                                                                                          -
                                                                                                            1,220,610,612
Net Assets.......................                                                                         $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                    22.86
Net asset value and redemption price per share ($898,303,547 divided by 39,301,392 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                    21.85
Net asset value and redemption price per share ($17,525,791 divided by 802,098 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =

Class D
                                                                                                                    22.71
Net asset value and redemption price per share ($287,826,213 divided by 12,671,956 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                    22.71
Net asset value and redemption price per share ($16,955,061 divided by 746,431 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =
                                                                                                            1,076,459,495
Identified cost of investments...                                                                         $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    2,262,549
   Dividends......................                                                              $

   Interest.......................                                                                    333,042(a)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    2,595,591

Expenses

   Management fees................                                      $   3,858,033

   Service and distribution fees--Class B                                       18,445

   Service and distribution fees--Class D                                       49,763

   Service and distribution fees--Class E                                       13,268

   Directors' fees and expenses...                                             10,573

   Custodian......................                                            102,212

   Audit and tax services.........                                             25,637

   Legal..........................                                             43,404

   Printing.......................                                            220,499

   Insurance......................                                              8,746

   Miscellaneous..................                                              7,526
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          4,358,106

   Expense reductions.............                                           (142,168)              4,215,938
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Loss...............                                                                 (1,620,347)
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain
Realized gain on:

   Investments--net................                                         97,608,565

   Foreign currency transactions--net                                          123,515              97,732,080
                                                                         -----------------------
                                                                        -
Unrealized depreciation on:

   Investments--net................                                        (44,055,958)            (44,055,958)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net gain..........................                                                                 53,676,122
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   52,055,775
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $104,185.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                          -----------------      2005
                                                                                         -                 -----------------

From Operations
                                                                                                                (3,138,689)
   Net investment loss...................................................................$     (1,620,347) $

   Net realized gain.....................................................................      97,732,080       98,876,010

   Unrealized appreciation (depreciation)................................................     (44,055,958)          41,184
                                                                                          -----------------
                                                                                         -                 -----------------

   Increase in net assets from operations................................................      52,055,775       95,778,505
                                                                                          -----------------
                                                                                         -                 -----------------

   Increase (decrease) in net assets from capital share transactions.....................     200,589,913     (104,607,222)
                                                                                          -----------------
                                                                                         -                 -----------------

   Total increase (decrease) in net assets...............................................     252,645,688       (8,828,717)


Net Assets

   Beginning of the period...............................................................     967,964,924      976,793,641
                                                                                          -----------------
                                                                                         -                 -----------------
                                                                                                               967,964,924
   End of the period.....................................................................$  1,220,610,612  $
                                                                                          =================
                                                                                         =                 =================

Net Loss on Investment Income
                                                                                                                         0
   End of the period.....................................................................$     (1,620,347) $
                                                                                          =================
                                                                                         =                 =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                            June 30, 2006                   Year ended
                                                                     -----------------------------      December 31, 2005
                                                                    -                             ------------------------------
                                                                        Shares                       Shares
                                                                     -------------       $         ------------        $
                                                                    -             -----------------            -----------------

Class A
                                                                                      37,091,246                    57,684,339
   Sales............................................................   1,585,827  $                 2,771,433  $

   Redemptions......................................................  (4,089,612)    (95,982,900)  (8,040,608)    (166,999,995)
                                                                     -------------
                                                                    -             ----------------
                                                                                     (58,891,654)                 (109,315,654)
   Net decrease.....................................................  (2,503,785) $                (5,269,175) $
                                                                     =============                 ============
                                                                    =             =================            =================

Class B
                                                                                       7,338,172                     8,839,793
   Sales............................................................     327,423  $                   441,418  $

   Redemptions......................................................     (72,682)     (1,639,670)    (108,065)      (2,196,074)
                                                                     -------------
                                                                    -             ----------------
                                                                                       5,698,502                     6,643,719
   Net increase.....................................................     254,741  $                   333,353  $
                                                                     =============                 ============
                                                                    =             =================            =================

Class D
                                                                                       6,215,472                             0
   Sales............................................................     262,153  $                         0  $

   Shares issued through acquisition................................  13,830,963     282,269,375            0                0

   Redemptions......................................................  (1,421,160)    (33,671,079)           0                0
                                                                     -------------                 ------------
                                                                    -             -----------------            -----------------
                                                                                     254,813,768                             0
   Net increase.....................................................  12,671,956  $                         0  $
                                                                     =============
                                                                    =             ================

Class E
                                                                                       2,312,622                     3,439,010
   Sales............................................................     100,028  $                   164,891  $

   Redemptions......................................................    (144,247)     (3,343,325)    (260,008)      (5,374,295)
                                                                     -------------
                                                                    -             ----------------
                                                                                      (1,030,703)                   (1,935,285)
   Net decrease.....................................................     (44,219) $                   (95,117) $
                                                                     =============                 ============
                                                                    =             =================            =================
                                                                                     200,589,913                  (104,607,222)
   Increase (decrease) derived from capital share transactions......  10,378,693  $                (5,030,939) $
                                                                     =============
                                                                    =             ================

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)



                                                                                              Class A
                                                                     -----------------------------------------------------------
                                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                     -----------            Year ended December 31,
                                                                    -           ------------------------------------------------
                                                                                  2005               2003               2001
                                                                                 --------  2004    ---------  2002    ----------
                                                                                -        ----------         ----------

Net Asset Value, Beginning of Period                                     $ 22.45  $ 20.28  $ 17.95   $ 12.75  $ 17.88    $ 31.59
                                                                     -----------                             --------
                                                                    -           ---------                   -        -----------

Income From Investment Operations

   Net investment loss                                                    (0.04)   (0.07)   (0.07)    (0.06)   (0.03)     (0.02)

   Net realized and unrealized gain (loss) on investments                   0.45     2.24     2.40      5.26   (5.10)     (6.73)
                                                                     -----------                             --------
                                                                    -           ---------                   -        -----------

   Total from investment operations                                         0.41     2.17     2.33      5.20   (5.13)     (6.75)
                                                                     -----------                             --------
                                                                    -           ---------                   -        -----------

Less Distributions

   Distributions from net investment income                                 0.00     0.00     0.00      0.00     0.00     (0.01)

   Distributions from net realized capital gains                            0.00     0.00     0.00      0.00     0.00     (6.95)
                                                                     -----------                             --------
                                                                    -           ---------                   -        -----------

   Total distributions                                                      0.00     0.00     0.00      0.00     0.00     (6.96)
                                                                     -----------                             --------
                                                                    -           ---------                   -        -----------

Net Asset Value, End of Period                                            $22.86   $22.45   $20.28    $17.95   $12.75     $17.88
                                                                     ===========                             ========
                                                                    =           =========                   =        ===========

Total Return (%)                                                         1.8 (b)     10.7     13.0      40.8   (28.7)     (23.8)

Ratio of operating expenses to average net assets before expense
   reductions (%)                                                       0.80 (c)     0.79     0.79      0.81     0.79       0.77

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)                                                   0.77 (c)     0.77     0.78      0.79     0.77       0.76

Ratio of net investment loss to average net assets (%)                 (0.30)(c)   (0.33)   (0.38)    (0.38)   (0.18)     (0.11)

Portfolio turnover rate (%)                                              107 (c)       71       95        98      134        150
                                                                                 938,550           926,897            1,069,246
Net assets, end of period (000)                                     $898,304    $        $954,736 $         $687,325 $


                                                                                                       Class B
                                                                     ----------------------------------------    Class D
                                                                    -                                        ---------------
                                                                       Six months                                Period
                                                                          ended             Year ended            ended
                         June 30, December 31, June 30,
                      2006 ------------------------ 2006(a)
                                                                     ----------------                         --------------
                                                                    -                                        -
                                                                                        2005
                                                                                      ----------   2004(a)
                                                                                     -          -------------
                                                                                          19.46                    24.12
Net Asset Value, Beginning of Period................................$      21.49     $          $   18.12    $
                                                                     ----------------            ------------
                                                                    -                ------------            ---------------

Income From Investment Operations

   Net investment loss..............................................       (0.04)         (0.08)    (0.03)         (0.01)

   Net realized and unrealized gain (loss) on investments...........        0.40           2.11      1.37          (1.40)
                                                                     ----------------
                                                                    -                -----------

   Total from investment operations.................................        0.36           2.03      1.34          (1.41)
                                                                     ----------------            ------------
                                                                    -                ------------            ---------------
                                                                                          21.49                    22.71
Net Asset Value, End of Period......................................$      21.85     $          $   19.46    $
                                                                     ================
                                                                    =                ===========

Total Return (%)....................................................         1.7 (b)       10.4       7.4 (b)       (5.8)(b)

Ratio of operating expenses to average net assets before
 expense reductions (%).......                                               1.05 (c)       1.04      1.04 (c)       0.89 (c)

Ratio of operating expenses to average net assets
after expense reductions (%)(d)....                                          1.02 (c)       1.01      1.03 (c)       0.87 (c)

Ratio of net investment loss to average net assets (%)........
.........................                                                     (0.53)(c)      (0.56)    (0.56)(c)      (0.29)(c)

Portfolio turnover rate (%)..........................................
..................                                                              107 (c)         71        95            107 (c)

Net assets, end of period (000)........................................$     17,526         $11,761    $   4,165    $287,826

(a) Commencement of operations was April 26, 2004 for Class B, May 1, 2006 for Class D and May 1,2001 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)


                                                                                                       Class E
                                                                       ------------------------------------------------------------
                                                                      -
                                                                         Six months
                                                                            ended
                                                                          June 30,
                                                                            2006
                                                                       ----------------                 Year ended December 31,
                                                                      -                --------------------------------------------
                                                                      2005                   2003                 2001(a)
                                                                     ----------    2004     ----------   2002    ------------
                                                                                       -          -------------          --------
                                                                      20.20                  12.74               20.66
Net Asset Value, Beginning of Period..............$      22.33     $          $    17.90  $          $   17.88 $
                                                   ----------------                                   ---------
                                                  -                -----------                       -         -------------

Income From Investment Operations

   Net investment loss............................       (0.06)         (0.11)     (0.09)      (0.04)    (0.01)    (0.02)

   Net realized and unrealized gain (loss)
    on investments...                                     0.44           2.24       2.39        5.20     (5.13)    (2.76)
                                                   ----------------                                   ---------
                                                  -                -----------                       -         -------------

   Total from investment operations...............        0.38           2.13       2.30        5.16     (5.14)    (2.78)
                                                   ----------------                                   ---------
                                                  -                -----------                       -         -------------
                                                                        22.33                  17.90               17.88
Net Asset Value, End of Period....................$      22.71     $          $    20.20  $          $   12.74 $
                                                   ================                                   =========
                                                  =                ===========                       =         =============

Total Return (%)..................................         1.8 (b)       10.5       12.8        40.6     (28.8)    (13.4)(b)

Ratio of operating expenses to average net
assets before expense reductions (%).........
..................                                         0.95 (c)       0.94       0.94        0.96      0.94      0.92 (c)

Ratio of operating expenses to average
net assets after expense reductions (%)  (d)......        0.92 (c)       0.92       0.93        0.94      0.92      0.91 (c)

Ratio of net investment loss to
average net assets (%)................                    (0.45)(c)      (0.48)     (0.52)      (0.52)    (0.24)    (0.12)(c)

Portfolio turnover rate (%).......................         107 (c)         71         95          98       134       150

Net assets, end of period (000)..........................$  16,955     $ 17,653   $   17,893   $11,286   $1,361      0.1

(a)  Commencement of operations was April 26, 2004 for Class B,
     May 1, 2006 for Class D and May 1,2001 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--96.7% of Total Net Assets



Security Description                 Shares        Value*
---------------------------------------------------------------



Aerospace & Defense--0.6%
                                                                       6,174,964
Argon, Inc. (a) (b)...............   231,880  $
                                               ---------------
                                              -


Airlines--2.3%

UAL Corp. (a) (b).................   372,755       11,562,860

US Airways Group, Inc. (a)........   225,000       11,371,500
                                               ---------------
                                              -
                                                                      22,934,360
                                               ---------------
                                              -


Beverages--1.4%

Molson Coors Brewing Co...........   204,200       13,861,096
                                               ---------------
                                              -


Biotechnology--0.4%

Neurocrine Biosciences, Inc. (a)
   (b)............................   399,528        4,234,997
                                               ---------------
                                              -


Capital Markets--3.2%

Greenhill & Co., Inc. (a).........    88,300        5,365,108

Intercontinental Exchange, Inc.
   (a) (b)........................   181,900       10,539,286

Jefferies Group, Inc. (a).........    97,900        2,900,777

Lazard, Ltd. (a) (b)..............   258,300       10,435,320

Thomas Weisel Partners Group,
   Inc. (a).......................   171,500        3,260,215
                                               ---------------
                                              -
                                                                      32,500,706
                                               ---------------
                                              -


Chemicals--2.9%

Ashland, Inc......................   182,417       12,167,214

Mosaic Co. (a) (b)................   245,311        3,839,117

Potash Corp. of Saskatchewan, Inc.    86,030        7,395,999

Potash Corp. of Saskatchewan,
   Inc. (CAD).....................    66,870        5,733,428
                                               ---------------
                                              -
                                                                      29,135,758
                                               ---------------
                                              -


Commercial Services &
   Supplies--2.4%

Allied Waste Industries, Inc. (a)
   (b)............................   810,100        9,202,736

Global Cash Access, Inc. (b)......   294,300        4,599,909

Monster Worldwide, Inc. (b).......   190,661        8,133,598

Steelcase, Inc. (a)...............   182,787        3,006,846
                                               ---------------
                                              -
                                                                      24,943,089
                                               ---------------
                                              -


Communications Equipment--6.0%

Alcatel S.A....................... 1,183,300       14,921,413

Harris Corp.......................   406,400       16,869,664

Juniper Networks, Inc. (b)........   154,900        2,476,851

Lucent Technologies, Inc. (a) (b). 4,031,925        9,757,259

Nokia Corp. (ADR).................   872,200       17,670,772
                                               ---------------
                                              -
                                                                      61,695,959
                                               ---------------
                                              -


Computers & Peripherals--0.9%

NCR Corp. (b).....................   261,800        9,592,352
                                               ---------------
                                              -


Construction & Engineering--3.2%

Chicago Building & Iron Co., NV...     4,600          111,090

Fluor Corp........................   195,900       18,204,986

Foster Wheeler, Ltd...............   131,400        5,676,480

Quanta Services, Inc. (a) (b).....   337,000        5,840,210

Williams Scotsman International,
   Inc............................   107,197        2,341,182
                                               ---------------
                                              -
                                                                      32,173,948
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Construction Materials--1.5%
                                                                      14,968,890
Texas Industries, Inc. (a)........   281,900  $
                                               ---------------
                                              -


Containers & Packaging--1.7%

Pactiv Corp. (b)..................   716,200       17,725,950
                                               ---------------
                                              -


Diversified Consumer Services--2.9%

DeVry, Inc. (a) (b)...............   945,300       20,768,241

Universal Technical Institute,
   Inc. (a) (b)...................   179,100        3,943,782

Weight Watchers International,
   Inc............................   119,000        4,865,910
                                               ---------------
                                              -
                                                                      29,577,933
                                               ---------------
                                              -


Diversified Telecommunication Services--6.0%

AT&T, Inc......................... 1,567,708       43,723,376

Broadwing Corp. (a)...............   222,084        2,298,569

Global Crossing, Ltd. (a).........   340,800        6,056,016

NeuStar, Inc. (Class A) (b).......    17,500          590,625

Philippine Long Distance
   Telephone Co. (ADR) (a) (b)....   246,500        8,509,180
                                               ---------------
                                              -
                                                                      61,177,766
                                               ---------------
                                              -


Electrical Equipment--0.1%

ABB, Ltd. (ADR)...................    80,200        1,034,008
                                               ---------------
                                              -


Electronic Equipment & Instruments--0.5%

Symbol Technologies, Inc..........   458,997        4,952,578
                                               ---------------
                                              -


Energy Equipment & Services--7.3%

Cameron International Corp........    87,300        4,170,321

Diamond Offshore Drilling, Inc.
   (a)............................   167,300       14,041,489

ENSCO International, Inc..........   161,700        7,441,434

FMC Technologies, Inc. (b)........    65,900        4,445,614

GlobalSantaFe Corp................   243,500       14,062,125

National-Oilwell Varco, Inc. (b)..   208,344       13,192,342

SEACOR Holdings, Inc. (b).........   201,900       16,575,990
                                               ---------------
                                              -
                                                                      73,929,315
                                               ---------------
                                              -


Food & Staples Retailing--1.9%

Safeway, Inc. (a) (b).............   748,910       19,471,660
                                               ---------------
                                              -


Gas Utilities--0.3%

Questar Corp......................    33,000        2,656,170
                                               ---------------
                                              -


Health Care Equipment & Supplies--4.1%

Advanced Medical Optics, Inc. (a)
   (b)............................   446,900       22,657,830

Cytyc Corp. (b)...................   743,709       18,860,460
                                               ---------------
                                              -
                                                                      41,518,290
                                               ---------------
                                              -


Health Care Providers &
   Services--1.1%

Chemed Corp.......................    29,000        1,581,370

Patterson Cos., Inc. (a) (b)......   132,400        4,624,732

Service Corp. International.......   617,600        5,027,264
                                               ---------------
                                              -
                                                                      11,233,366
                                               ---------------
                                              -

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                 Shares        Value*
---------------------------------------------------------------



Hotels, Restaurants & Leisure--1.7%
                                                                       6,263,894
International Game Technology......  165,100  $

Las Vegas Sands Corp. (b)..........   88,714        6,907,272

Ruth's Chris Steak House, Inc......   51,028        1,041,992

Shuffle Master, Inc. (a) (b).......   40,500        1,327,590

Wynn Resorts, Ltd. (a) (b).........   24,464        1,793,211
                                               ---------------
                                              -
                                                                      17,333,959
                                               ---------------
                                              -


Household Durables--8.2%

Harman International Industries,
   Inc.............................  773,299       66,016,536

Knoll, Inc. (b)....................  549,000       10,079,640

Nintendo Co., Ltd. (JPY)...........   43,900        7,386,479
                                               ---------------
                                              -
                                                                      83,482,655
                                               ---------------
                                              -


Industrial Conglomerates--1.7%

Mcdermott International, Inc.......  387,150       17,603,711
                                               ---------------
                                              -


Internet Software & Services--1.5%

Arbinet-thexchange, Inc. (b).......  184,442        1,034,720

Openwave Systems, Inc. (a) (b).....  737,053        8,505,592

VeriSign, Inc. (b).................  246,200        5,704,454
                                               ---------------
                                              -
                                                                      15,244,766
                                               ---------------
                                              -


IT Services--2.6%

First Data Corp....................  447,600       20,159,904

MoneyGram International, Inc.......  194,750        6,611,763
                                               ---------------
                                              -
                                                                      26,771,667
                                               ---------------
                                              -


Leisure Equipment & Products--0.3%

Eastman Kodak Co. (a)..............  146,770        3,490,191
                                               ---------------
                                              -


Machinery--3.4%

Deere & Co.........................  124,358       10,382,649

Flowserve Corp. (b)................  420,202       23,909,494
                                               ---------------
                                              -
                                                                      34,292,143
                                               ---------------
                                              -


Marine--0.6%

Horizon Lines, Inc. (a)............  368,700        5,906,574
                                               ---------------
                                              -


Media--1.5%

The Walt Disney Co.................  498,730       14,961,900
                                               ---------------
                                              -


Metals & Mining--1.5%

Novelis, Inc.......................  259,762        5,605,664

Novelis, Inc. (CAD)................  459,900        9,841,448
                                               ---------------
                                              -
                                                                      15,447,112
                                               ---------------
                                              -


Multiline Retail--1.6%

Federated Department Stores, Inc...  454,700       16,642,020
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--4.4%

EOG Resources, Inc.................   72,700        5,041,018

EXCO Resources, Inc. (b)...........  390,900        4,456,260

Goodrich Petroleum Corp. (a) (b)...  108,500        3,080,315

Hess Corp..........................  108,600        5,739,510

Noble Energy, Inc..................   59,800        2,802,228

Security Description                Shares         Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--(Continued)
                                                                      18,374,356
Tesoro Petroleum Corp...........     247,100  $

XTO Energy, Inc.................     113,200        5,011,364
                                               ---------------
                                              -
                                                                      44,505,051
                                               ---------------
                                              -


Personal Products--0.7%

Avon Products, Inc..............     230,900        7,157,900
                                               ---------------
                                              -


Pharmaceuticals--1.0%

Allergan, Inc...................      95,000       10,189,700
                                               ---------------
                                              -


Real Estate--0.3%

Sinochem Hong Kong Holdings,
   Ltd. (HKD)...................   7,580,200        2,975,000
                                               ---------------
                                              -


Road & Rail--1.9%

Norfolk Southern Corp...........     360,200       19,169,844
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--0.2%

Applied Micro Circuits Corp. (b)     728,100        1,987,713
                                               ---------------
                                              -


Software--2.4%

Electronic Arts, Inc. (b).......     556,600       23,956,064
                                               ---------------
                                              -


Specialty Retail--3.7%

Aeropostale, Inc. (a) (b).......     376,100       10,865,529

GameStop Corp. (Class A) (b)....     392,867       16,500,414

TJX Cos., Inc...................     426,900        9,758,934
                                               ---------------
                                              -
                                                                      37,124,877
                                               ---------------
                                              -


Textiles, Apparel & Luxury Goods--1.4%

Phillips-Van Heusen Corp........     366,000       13,966,560
                                               ---------------
                                              -


Wireless Telecommunication Services--5.4%

American Tower Corp. (Class A)
   (b)..........................     637,800       19,848,336

Sprint Nextel Corp..............   1,766,358       35,309,496
                                               ---------------
                                              -
                                                                      55,157,832
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost
   $946,692,092)................                  982,860,394
                                               ---------------
                                              -

Short Term Investments--3.2%
                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------


Repurchase Agreement--3.2%

State Street Repurchase Agreement dated 06/30/06 at 1.700% to be repurchased at
   $31,840,000 on 07/03/06, collateralized by $32,520,000 U.S. Treasury Note
   3.375% due 02/28/07
   with a value of $32,481,166..$ 31,840,000       31,840,000
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $31,840,000)                   31,840,000
                                               ---------------
                                              -

Total Investments 99.9%
   (Identified Cost
   $978,532,092) (c)............                1,014,700,394

Other assets less liabilities...                    1,449,014
                                               ---------------
                                              -
                                                                   1,016,149,408
Total Net Assets--100%...........              $
                                               ===============
                                              =

                                     *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)


(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $160,780,600 and the collateral received consisted of cash in the amount of $162,256,240.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $978,532,092 and the composition of unrealized appreciation and depreciation of investment securities was $76,910,890 and $(40,742,588), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)--   Canadian Dollar
(HKD)--   Hong Kong Dollar
(JPY)--   Japanese Yen

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,014,700,394
   Investments at value........                                                                           $

   Cash........................                                                                                        360

   Foreign cash at value.......                                                                                     47,172

   Collateral for securities loaned                                                                            162,256,240

   Receivable for:

      Securities sold..........                                                                                 11,035,674

      Fund shares sold.........                                                                                  3,601,705

      Accrued interest and dividends                                                                               453,432

      Foreign taxes............                                                                                         11
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              1,192,094,988

Liabilities

   Payable for:

      Fund shares redeemed.....                                                           $      691,616

      Securities purchased.....                                                               12,129,647

      Return of collateral for securities loaned                                             162,256,240

   Accrued expenses:

      Management fees..........                                                                  553,355

      Service and distribution fees                                                               16,246

      Deferred Directors' fees.                                                                    1,725

      Other expenses...........                                                                  296,751
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                175,945,580
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,016,149,408
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,635,166,337
      Capital paid in..........                                                                           $

      Overdistributed net investment income                                                                        (40,490)

      Accumulated net realized losses                                                                         (655,144,846)

      Unrealized appreciation on investments and foreign currency                                               36,168,407
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,016,149,408
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     17.74
Net asset value and redemption price per share ($918,651,978 divided by 51,784,470 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     17.37
Net asset value and redemption price per share ($58,693,425 divided by 3,378,279 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     17.54
Net asset value and redemption price per share ($38,804,005 divided by 2,211,707 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                               978,532,092
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                                    47,067
Identified cost of foreign cash                                                                           $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    3,281,453(a)
   Dividends......................                                                              $

   Interest.......................                                                                    557,915(b)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    3,839,368

Expenses

   Management fees................                                      $   3,538,288

   Service and distribution fees--Class B                                       67,395

   Service and distribution fees--Class E                                       29,847

   Directors' fees and expenses...                                             10,600

   Custodian......................                                            164,890

   Audit and tax services.........                                             25,556

   Legal..........................                                             15,818

   Printing.......................                                            178,389

   Insurance......................                                              9,037

   Miscellaneous..................                                              7,108
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          4,046,928

   Expense reductions.............                                           (264,269)              3,782,659
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Income.............                                                                     56,709
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net................                                         57,881,359

   Foreign currency transactions--net                                          250,142              58,131,501
                                                                         -----------------------
                                                                        -
Unrealized appreciation (depreciation) on:

   Investments--net................                                        (43,214,755)

   Foreign currency transactions--net                                               81             (43,214,674)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net gain..........................                                                                 14,916,827
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   14,973,536
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Net of foreign taxes of $137,846. (b) Includes income on securities loaned of $368,554.

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                   916,940
   Net investment income.................................................................$         56,709 $

   Net realized gain.....................................................................      58,131,501      110,597,538

   Unrealized depreciation...............................................................     (43,214,674)     (46,388,741)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from operations................................................      14,973,536       65,125,737
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................         (51,396)               0
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................         (51,396)               0
                                                                                          ----------------
                                                                                         -                ------------------

   Decrease in net assets from capital share transactions................................      (9,267,026)     (94,926,891)
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase (decrease) in net assets...............................................       5,655,114      (29,801,154)


Net Assets

   Beginning of the period...............................................................   1,010,494,294    1,040,295,448
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             1,010,494,294
   End of the period.....................................................................$  1,016,149,408 $
                                                                                          ================
                                                                                         =                ==================

Overdistributed Net Investment Income
                                                                                                                   (45,803)
   End of the period.....................................................................$        (40,490)$
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                            June 30, 2006                  Year ended
                                                                     ----------------------------       December 31, 2005
                                                                    -                            -------------------------------
                                                                        Shares                       Shares
                                                                     -------------       $        -------------        $
                                                                    -             ----------------             -----------------

Class A
                                                                                     69,303,890                     74,350,783
   Sales............................................................  3,726,727   $                 4,587,181  $

   Reinvestments....................................................      2,664          51,396             0                0

   Redemptions...................................................... (4,862,024)    (89,632,767)  (10,612,982)    (172,375,638)
                                                                     -------------                -------------
                                                                    -             ----------------             -----------------
                                                                                    (20,277,481)                   (98,024,855)
   Net decrease..................................................... (1,132,633)  $                (6,025,801) $
                                                                     =============
                                                                    =             ===============

Class B
                                                                                     16,593,023                     17,083,347
   Sales............................................................    913,307   $                 1,076,411  $

   Redemptions......................................................   (319,248)     (5,728,653)     (584,699)      (9,352,144)
                                                                     -------------
                                                                    -             ---------------
                                                                                     10,864,370                      7,731,203
   Net increase.....................................................    594,059   $                   491,712  $
                                                                     =============                =============
                                                                    =             ================             =================

Class E
                                                                                      4,147,880                      5,210,689
   Sales............................................................    224,298   $                   323,932  $

   Redemptions......................................................   (221,239)     (4,001,795)     (610,026)      (9,843,928)
                                                                     -------------
                                                                    -             ---------------
                                                                                        146,085                     (4,633,239)
   Net increase (decrease)..........................................      3,059   $                  (286,094) $
                                                                     =============                =============
                                                                    =             ================             =================
                                                                                     (9,267,026)                   (94,926,891)
   Decrease derived from capital share transactions.................   (535,515)  $                (5,820,183) $
                                                                     =============
                                                                    =             ===============

                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)


                                                                                    Class A
                                                 ------------------------------------------------------------------------------
                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                 ---------------                    Year ended December 31,
                                                -               ---------------------------------------------------------------
                                                                    2005                     2003                     2001
                                                                 -----------    2004      -----------    2002     -------------
                                                                -           --------------           -------------
                                                                     16.34                    10.41                     23.38
Net Asset Value, Beginning of Period............$      17.47    $           $    14.01   $           $    14.66  $
                                                 ---------------                                      -----------
                                                -               ------------                         -           --------------

Income From Investment Operations

   Net investment income (loss).................        0.00          0.02        0.08        (0.03)      (0.03)        (0.03)

   Net realized and unrealized gain (loss) on
      investments...............................        0.27          1.11        2.33         3.63       (4.22)        (8.69)
                                                 ---------------                                      -----------
                                                -               ------------                         -           --------------

   Total from investment operations.............        0.27          1.13        2.41         3.60       (4.25)        (8.72)
                                                 ---------------                                      -----------
                                                -               ------------                         -           --------------

Less Distributions

   Distributions from net investment income.....        0.00          0.00       (0.08)        0.00        0.00          0.00
                                                 ---------------                                      -----------
                                                -               ------------                         -           --------------

   Total distributions..........................        0.00          0.00       (0.08)        0.00        0.00          0.00
                                                 ---------------                                      -----------
                                                -               ------------                         -           --------------
                                                                     17.47                    14.01                     14.66
Net Asset Value, End of Period..................$      17.74    $           $    16.34   $           $    10.41  $
                                                 ===============                                      ===========
                                                =               ============                         =           ==============

Total Return (%)................................         1.6(b)        6.9        17.2         34.6       (29.0)        (37.3)

Ratio of operating expenses to average net
   assets before expense reductions (%).........        0.76(c)       0.75        0.75         0.77        0.75          0.74

Ratio of operating expenses to average net
   assets after expense reductions (%) (d)......        0.71(c)       0.68        0.70         0.76         N/A           N/A

Ratio of net investment income (loss) to
   average net assets (%).......................        0.03(c)       0.11        0.53        (0.24)      (0.27)        (0.17)

Portfolio turnover rate (%).....................         164(c)        149         217           39          78           105
                                                                   924,602                  873,202                 1,067,259
Net assets, end of period (000).................$    918,652    $           $  963,074   $           $  681,221  $


                                                                                         Class B
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ---------------                 Year ended December 31,
                                                        -               ----------------------------------------------------------
                                                                            2005                  2003                  2001(a)
                                                                         -----------   2004     ----------   2002     ------------
                                                                        -           ------------          ------------
                                                                             16.06                  10.27                 21.47
Net Asset Value, Beginning of Period....................$      17.13    $           $    13.79 $          $   14.50  $
                                                         ---------------                                   ----------
                                                        -               ------------                      -          -------------

Income From Investment Operations

   Net investment income (loss).........................       (0.01)        (0.01)       0.09      (0.05)    (0.06)      (0.04)

   Net realized and unrealized gain (loss) on
      investments.......................................        0.25          1.08        2.23       3.57     (4.17)      (6.93)
                                                         ---------------                                   ----------
                                                        -               ------------                      -          -------------

   Total from investment operations.....................        0.24          1.07        2.32       3.52     (4.23)      (6.97)
                                                         ---------------                                   ----------
                                                        -               ------------                      -          -------------

Less Distributions

   Distributions from net investment income.............        0.00          0.00       (0.05)      0.00      0.00        0.00
                                                         ---------------                                   ----------
                                                        -               ------------                      -          -------------

   Total distributions..................................        0.00          0.00       (0.05)      0.00      0.00        0.00
                                                         ---------------                                   ----------
                                                        -               ------------                      -          -------------
                                                                             17.13                  13.79                 14.50
Net Asset Value, End of Period..........................$      17.37    $           $    16.06 $          $   10.27  $
                                                         ===============                                   ==========
                                                        =               ============                      =          =============

Total Return (%)........................................         1.4 (b)       6.7        16.8       34.2     (29.2)      (32.5)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        1.01 (c)      1.00        1.00       1.02      1.00        0.99 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        0.96 (c)      0.93        0.95       1.01       N/A         N/A

Ratio of net investment income (loss) to average net
   assets (%)...........................................       (0.22)(c)     (0.13)       0.44      (0.48)    (0.52)      (0.40)(c)

Portfolio turnover rate (%).............................         164 (c)       149         217         39        78         105
                                                                            47,699                 13,849                12,334
Net assets, end of period (000).........................$     58,693    $           $   36,819 $          $   9,037  $

(a)  Commencement of operations was January 2, 2001 for Classes B and E.
(b) Periods less than one year are not computed on an annualized basis. (c)
Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)


                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              16.19                  10.33               19.02
Net Asset Value, Beginning of Period....................$      17.29     $          $    13.90  $          $   14.58 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income (loss).........................       (0.01)         (0.01)      0.07       (0.03)    (0.01)     0.00

   Net realized and unrealized gain (loss) on
      investments.......................................        0.26           1.11       2.28        3.60     (4.24)    (4.44)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        0.25           1.10       2.35        3.57     (4.25)    (4.44)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net investment income.............        0.00           0.00      (0.06)       0.00      0.00      0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................        0.00           0.00      (0.06)       0.00      0.00      0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              17.29                  13.90               14.58
Net Asset Value, End of Period..........................$      17.54     $          $    16.19  $          $   10.33 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         1.5 (b)        6.7       17.0        34.6     (29.2)    (23.3)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        0.91 (c)       0.90       0.90        0.92      0.90      0.89 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        0.86 (c)       0.83       0.85        0.91       N/A       N/A

Ratio of net investment income (loss) to average net
   assets (%)...........................................       (0.12)(c)      (0.04)      0.55       (0.37)    (0.34)    (0.22)(c)

Portfolio turnover rate (%).............................         164 (c)        149        217          39        78       105
                                                                             38,193                 12,991                  28
Net assets, end of period (000).........................$     38,804     $          $   40,402  $          $   3,605 $

(a)  Commencement of operations was January 2, 2001 for classes B and E.
(b) Periods less than one year are not computed on an annualized basis. (c)
Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--92.6% of Total Net Assets



Security Description                 Shares        Value*
---------------------------------------------------------------



Beverages--5.6%
                                                                      46,362,040
Molson Coors Brewing Co...........   683,000  $

The Pepsi Bottling Group, Inc. (a) 1,989,500       63,962,425
                                               ---------------
                                              -
                                                                     110,324,465
                                               ---------------
                                              -


Capital Markets--3.1%

Morgan Stanley Group, Inc.........   967,000       61,124,070
                                               ---------------
                                              -


Chemicals--2.1%

International Flavours &
   Fragrances, Inc................ 1,155,000       40,702,200
                                               ---------------
                                              -


Commercial Services & Supplies--5.6%

R.R. Donnelley & Sons Co.......... 1,972,500       63,021,376

The Dun & Bradstreet Corp. (b)....   685,800       47,786,544
                                               ---------------
                                              -
                                                                     110,807,920
                                               ---------------
                                              -


Diversified Consumer Services--3.5%

H&R Block, Inc.................... 2,873,600       68,564,096
                                               ---------------
                                              -


Food Products--1.8%

Smithfield Foods, Inc. (a) (b).... 1,255,000       36,181,650
                                               ---------------
                                              -


Health Care Equipment & Supplies--1.5%

Bausch & Lomb, Inc. (a)...........   609,000       29,865,360
                                               ---------------
                                              -


Health Care Providers & Services--3.4%

Omnicare, Inc..................... 1,434,200       68,009,764
                                               ---------------
                                              -


Hotels, Restaurants & Leisure--7.5%

McDonald's Corp................... 2,042,000       68,611,200

Yum! Brands, Inc. (a)............. 1,612,400       81,055,348
                                               ---------------
                                              -
                                                                     149,666,548
                                               ---------------
                                              -


Household Durables--2.6%

D.R. Horton, Inc.................. 2,184,000       52,022,880
                                               ---------------
                                              -


Industrial Conglomerates--3.1%

Tyco International, Ltd. (a)...... 2,206,000       60,665,000
                                               ---------------
                                              -


Insurance--4.5%

Conseco, Inc. (a) (b)............. 2,807,000       64,841,700

PartnerRe, Ltd....................   394,500       25,267,725
                                               ---------------
                                              -
                                                                      90,109,425
                                               ---------------
                                              -


Media--10.1%

Cablevision Systems Corp. (Class
   A) (a) (b)..................... 2,759,400       59,189,130

The E.W. Scripps Co. (Class A) (a) 1,774,000       76,530,360

Time Warner, Inc.................. 3,755,200       64,964,960
                                               ---------------
                                              -
                                                                     200,684,450
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--0.5%

EnCana Corp. (a)..................   205,100       10,796,464
                                               ---------------
                                              -


Personal Products--3.4%

The Estee Lauder Cos., Inc.
   (Class A)...................... 1,768,000       68,368,560
                                               ---------------
                                              -

Security Description               Shares          Value*
---------------------------------------------------------------


Semiconductors & Semiconductor Equipment--10.5%
                                                                      88,505,975
Intel Corp.....................    4,670,500  $

International Rectifier Corp.
   (a) (b).....................    1,009,000       39,431,720

National Semiconductor Corp....    3,383,000       80,684,550
                                               ---------------
                                              -
                                                                     208,622,245
                                               ---------------
                                              -


Specialty Retail--4.4%

AutoNation, Inc. (a) (b).......      690,098       14,795,701

CDW Corp. (a)..................    1,332,000       72,793,800
                                               ---------------
                                              -
                                                                      87,589,501
                                               ---------------
                                              -


Textiles, Apparel & Luxury Goods--7.7%

Liz Claiborne, Inc.............    2,221,000       82,310,260

The Timberland Co. (Class A)
   (b).........................    2,726,800       71,169,480
                                               ---------------
                                              -
                                                                     153,479,740
                                               ---------------
                                              -


Thrifts & Mortgage Finance--11.7%

Sovereign Bancorp, Inc.........    6,548,010      132,990,083

Washington Mutual, Inc. (a)....    2,204,400      100,476,552
                                               ---------------
                                              -
                                                                     233,466,635
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost
   $1,636,834,221).............                 1,841,050,973
                                               ---------------
                                              -

Short Term Investments--8.0%
                                    Face
Security Description               Amount          Value*
---------------------------------------------------------------


Repurchase Agreement--8.0%

State Street Repurchase Agreement dated 06/30/06 at 2.500% to be repurchased at
   $158,791,000 on 07/03/06, collateralized by $440,000 U.S. Treasury Note
   4.000% due 02/15/14 with a value of $413,600; by $108,060,000 U.S. Treasury
   Note 4.125% due 08/15/08 with a value of $107,519,700; and by $54,310,000
   U.S. Treasury Note 4.875% due 04/30/11
   with a value of $54,038,450.$ 158,791,000      158,791,000
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost
   $158,791,000)...............                   158,791,000
                                               ---------------
                                              -

Total Investments--100.6%
   (Identified Cost
   $1,795,625,221) (c).........                 1,999,841,973

Liabilities in excess of other
   assets......................                   (12,347,194)
                                               ---------------
                                              -
                                                                   1,987,494,779
Total Net Assets--100%..........               $
                                               ===============
                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $136,422,291 and the collateral received consisted of cash in the amount of $140,589,037.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,795,625,221 and the composition of unrealized appreciation and depreciation of investment securities was $265,496,589 and $(61,279,837), respectively.

              *See accompanying notes to financial statements.




Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,999,841,973
   Investments at value........                                                                           $

   Cash........................                                                                                        715

   Collateral for securities loaned                                                                            140,589,037

   Receivable for:

      Fund shares sold.........                                                                                  2,191,391

      Accrued interest and dividends                                                                             1,014,395
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              2,143,637,511

Liabilities

   Payable for:

      Fund shares redeemed.....                                                           $    1,946,612

      Securities purchased.....                                                               11,811,160

      Return of collateral for securities loaned                                             140,589,037

   Accrued expenses:

      Management fees..........                                                                1,179,595

      Service and distribution fees                                                              160,169

      Deferred directors' fees.                                                                   23,435

      Other expenses...........                                                                  432,724
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                156,142,732
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,987,494,779
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,613,631,149
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                        3,903,055

      Accumulated net realized gains                                                                           165,743,823

      Unrealized appreciation on investments                                                                   204,216,752
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,987,494,779
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                    240.34
Net asset value and redemption price per share ($1,097,449,061 divided by 4,566,298
   shares outstanding).........                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                    235.75
Net asset value and redemption price per share ($619,574,007 divided by 2,628,143 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                    237.92
Net asset value and redemption price per share ($270,471,711 divided by 1,136,801 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,795,625,221
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                   10,506,495
   Dividends.......................                                                           $

   Interest........................                                                                 2,062,460(a)
                                                                                               -----------------------------
                                                                                              -
                                                                                                   12,568,955

Expenses

   Management fees.................                                     $  7,111,479

   Service and distribution fees--Class B                                     778,349

   Service and distribution fees--Class E                                     211,806

   Directors' fees and expenses....                                            8,153

   Custodian.......................                                          106,678

   Audit and tax services..........                                           13,759

   Legal...........................                                           28,801

   Printing........................                                          354,317

   Insurance.......................                                           16,718

   Miscellaneous...................                                           11,486
                                                                         ---------------------
                                                                        -

   Total expenses..................                                        8,641,546

   Expense reductions..............                                          (52,347)               8,589,199
                                                                         ---------------------
                                                                        -                     ------------------------------

Net Investment Income..............                                                                 3,979,756
                                                                                               -----------------------------
                                                                                              -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net.................                                                               165,760,046
Unrealized depreciation on:

   Investments--net.................                                                              (165,273,478)
                                                                                               -----------------------------
                                                                                              -

Net gain...........................                                                                   486,568
                                                                                               -----------------------------
                                                                                              -
                                                                                                    4,466,324
Net Increase in Net Assets From Operations                                                    $
                                                                                               =============================
                                                                                              =

(a) Includes income on securities loaned of $44,985.
                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                 4,357,748
   Net investment income.................................................................$      3,979,756 $

   Net realized gain.....................................................................     165,760,046      187,580,838

   Unrealized depreciation...............................................................    (165,273,478)     (25,151,648)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from operations................................................       4,466,324      166,786,938
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................      (3,223,554)        (395,501)

         Class B.........................................................................        (577,292)               0

         Class E.........................................................................        (480,243)               0
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                               (4,281,089)        (395,501)
                                                                                          ----------------
                                                                                         -                ------------------

      Net realized gain

         Class A.........................................................................     (99,464,113)      (9,502,828)

         Class B.........................................................................     (61,092,741)      (5,693,453)

         Class E.........................................................................     (27,150,150)      (2,990,330)
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                             (187,707,004)     (18,186,611)
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................    (191,988,093)     (18,582,112)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from capital share transactions................................     246,922,077      110,136,840
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase in net assets..........................................................      59,400,308      258,341,666


Net Assets

   Beginning of the period...............................................................   1,928,094,471    1,669,752,805
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             1,928,094,471
   End of the period.....................................................................$  1,987,494,779 $
                                                                                          ================
                                                                                         =                ==================

Undistributed Net Investment Income
                                                                                                                 4,204,388
   End of the period.....................................................................$      3,903,055 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                             June 30, 2006                  Year ended
                                                                      -----------------------------      December 31, 2005
                                                                     -                             -----------------------------
                                                                        Shares                        Shares
                                                                      ------------        $         -----------        $
                                                                     -            ------------------           -----------------

Class A
                                                                                      198,350,405                  317,259,651
   Sales.............................................................    773,393  $                  1,256,909 $

   Reinvestments.....................................................    417,633      102,687,667       41,204       9,898,329

   Redemptions.......................................................   (488,739)    (127,214,156)    (755,228)   (192,380,713)
                                                                      ------------
                                                                     -            -----------------
                                                                                      173,823,916                  134,777,267
   Net increase......................................................    702,287  $                    542,885 $
                                                                      ============
                                                                     =            =================

Class B
                                                                                       79,454,797                  164,311,754
   Sales.............................................................    311,563  $                    657,655 $

   Reinvestments.....................................................    255,585       61,670,033       24,099       5,693,453

   Redemptions.......................................................   (294,488)     (74,683,349)    (739,172)   (180,388,097)
                                                                      ------------
                                                                     -            -----------------
                                                                                       66,441,481                  (10,382,890)
   Net increase (decrease)...........................................    272,660  $                    (57,418)$
                                                                      ============
                                                                     =            =================

Class E
                                                                                       12,449,296                   26,321,380
   Sales.............................................................     48,107  $                    104,365 $

   Reinvestments.....................................................    113,481       27,630,393       12,557       2,990,330

   Redemptions.......................................................   (130,184)     (33,423,009)    (173,197)    (43,569,247)
                                                                      ------------
                                                                     -            -----------------
                                                                                        6,656,680                  (14,257,537)
   Net increase (decrease)...........................................     31,404  $                    (56,275)$
                                                                      ============
                                                                     =            =================
                                                                                      246,922,077                  110,136,840
   Increase derived from capital share transactions..................  1,006,351  $                    429,192 $
                                                                      ============
                                                                     =            =================

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)


                                                                                    Class A
                                                 -------------------------------------------------------------------------------
                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                 ---------------                    Year ended December 31,
                                                -               ----------------------------------------------------------------
                                                                     2005                      2003                    2001
                                                                 -------------    2004      -----------    2002     ------------
                                                                -             --------------           -------------
                                                                      243.86                   169.33                  146.67
Net Asset Value, Beginning of Period............$     265.37    $             $   224.26   $           $   186.12  $
                                                 ---------------                                        -----------
                                                -               --------------                         -           -------------

Income From Investment Operations

   Net investment income........................        0.53            0.78        0.23         0.24        0.27        0.42

   Net realized and unrealized gain (loss) on
      investments...............................        0.88           23.48       21.85        54.97      (16.70)      40.09
                                                 ---------------                                        -----------
                                                -               --------------                         -           -------------

   Total from investment operations.............        1.41           24.26       22.08        55.21      (16.43)      40.51
                                                 ---------------                                        -----------
                                                -               --------------                         -           -------------

Less Distributions

   Distributions from net investment income.....       (0.83)          (0.11)      (0.10)       (0.28)      (0.36)      (1.06)

   Distributions from net realized capital gains      (25.61)          (2.64)      (2.38)        0.00        0.00        0.00
                                                 ---------------                                        -----------
                                                -               --------------                         -           -------------

   Total distributions..........................      (26.44)          (2.75)      (2.48)       (0.28)      (0.36)      (1.06)
                                                 ---------------                                        -----------
                                                -               --------------                         -           -------------
                                                                      265.37                   224.26                  186.12
Net Asset Value, End of Period..................$     240.34    $             $   243.86   $           $   169.33  $
                                                 ===============                                        ===========
                                                =               ==============                         =           =============

Total Return (%)................................         0.4 (b)        10.0         9.9         32.7        (8.8)       27.8

Ratio of operating expenses to average net
   assets before expense reductions (%).........        0.78 (c)        0.77        0.78         0.80        0.82        0.87

Ratio of operating expenses to average net
   assets after expense reductions (%) (d)......        0.78 (c)        0.77        0.78         0.78        0.82        0.84

Ratio of net investment income to average net
   assets (%)...................................        0.51 (c)        0.35        0.15         0.14        0.22        0.43

Portfolio turnover rate (%).....................          60 (c)          25          16           16          11          28
                                                                   1,024,615                  614,742                 370,959
Net assets, end of period (000).................$  1,097,449    $             $  809,906   $           $  438,359  $


                                                                                       Class B
                                                    ------------------------------------------------------------------------------
                                                   -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                    ---------------                    Year ended December 31,
                                                   -               ---------------------------------------------------------------
                                                                       2005                     2003                    2001(a)
                                                                    ------------    2004     -----------    2002      ------------
                                                                   -            -------------           --------------
                                                                       239.96                   167.26                   159.20
Net Asset Value, Beginning of Period...............$     260.34    $            $   221.17  $           $   184.25   $
                                                    ---------------                                      ------------
                                                   -               -------------                        -            -------------

Income From Investment Operations

   Net investment income (loss)....................        0.36          0.22        (0.24)       0.01        0.16         0.01

   Net realized and unrealized gain (loss) on
      investments..................................        0.90         22.80        21.41       54.02      (16.83)       25.04
                                                    ---------------                                      ------------
                                                   -               -------------                        -            -------------

   Total from investment operations................        1.26         23.02        21.17       54.03      (16.67)       25.05
                                                    ---------------                                      ------------
                                                   -               -------------                        -            -------------

Less Distributions

   Distributions from net investment income........       (0.24)         0.00         0.00       (0.12)      (0.32)        0.00

   Distributions from net realized capital gains...      (25.61)        (2.64)       (2.38)       0.00        0.00         0.00
                                                    ---------------                                      ------------
                                                   -               -------------                        -            -------------

   Total distributions.............................      (25.85)        (2.64)       (2.38)      (0.12)      (0.32)        0.00
                                                    ---------------                                      ------------
                                                   -               -------------                        -            -------------
                                                                       260.34                   221.17                   184.25
Net Asset Value, End of Period.....................$     235.75    $            $   239.96  $           $   167.26   $
                                                    ===============                                      ============
                                                   =               =============                        =            =============

Total Return (%)...................................         0.3 (b)       9.7          9.7        32.3        (9.1)        15.7(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)...................        1.03 (c)      1.02         1.03        1.05        1.07         1.12(c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)................        1.03 (c)      1.02         1.03        1.03        1.07         1.09(c)

Ratio of net investment income (loss) to average
   net assets (%)..................................        0.26 (c)      0.10        (0.09)      (0.13)      (0.06)        0.02(c)

Portfolio turnover rate (%)........................          60 (c)        25           16          16          11           28
                                                                      613,215                  540,656                   24,082
Net assets, end of period (000)....................$    619,574    $            $  578,991  $           $  140,273   $

(a)  Commencement of operations was February 20, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d)  The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)


                                                                                       Class E
                                                     -----------------------------------------------------------------------------
                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                     ---------------                   Year ended December 31,
                                                    -               --------------------------------------------------------------
                                                                        2005                     2003                   2001(a)
                                                                     -----------    2004      -----------    2002     ------------
                                                                    -           --------------           -------------
                                                                        241.77                   168.22                  164.26
Net Asset Value, Beginning of Period................$     262.59    $           $   222.60   $           $   185.17  $
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

Income From Investment Operations

   Net investment income............................        0.46          0.49        0.04         0.07        0.25        0.02

   Net realized and unrealized gain (loss) on
      investments...................................        0.93         22.97       21.51        54.47      (16.85)      20.89
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

   Total from investment operations.................        1.39         23.46       21.55        54.54      (16.60)      20.91
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

Less Distributions

   Distributions from net investment income.........       (0.45)         0.00        0.00        (0.16)      (0.35)       0.00

   Distributions from net realized capital gains....      (25.61)        (2.64)      (2.38)        0.00        0.00        0.00
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------

   Total distributions..............................      (26.06)        (2.64)      (2.38)       (0.16)      (0.35)       0.00
                                                     ---------------                                      -----------
                                                    -               ------------                         -           -------------
                                                                        262.59                   222.60                  185.17
Net Asset Value, End of Period......................$     237.92    $           $   241.77   $           $   168.22  $
                                                     ===============                                      ===========
                                                    =               ============                         =           =============

Total Return (%)....................................         0.3 (b)       9.8         9.8         32.5        (9.0)       12.7(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)....................        0.93 (c)      0.92        0.93         0.95        0.97        1.02(c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d).................        0.93 (c)      0.92        0.93         0.93        0.97        0.99(c)

Ratio of net investment income (loss) to average
   net assets (%)...................................        0.35 (c)      0.19        0.00        (0.03)       0.05        0.09(c)

Portfolio turnover rate (%).........................          60 (c)        25          16           16          11          28
                                                                       290,264                  204,755                  10,416
Net assets, end of period (000).....................$    270,472    $           $  280,856   $           $   74,818  $

(a)  Commencement of operations was February 20, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d)  The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--96.2% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--1.1%
                                                                       1,017,364
Alliant Techsystems, Inc. (a)........   13,325 $

DRS Technologies, Inc................   15,104       736,320

Precision Castparts Corp.............   50,709     3,030,370

Sequa Corp. (Class A) (a) (b)........    2,553       208,070
                                                --------------
                                               -
                                                                       4,992,124
                                                --------------
                                               -


Air Freight & Logistics--1.0%

Expeditors International of
   Washington, Inc...................   80,708     4,520,455
                                                --------------
                                               -


Airlines--0.4%

AirTran Holdings, Inc. (a) (b).......   34,334       510,203

Alaska Air Group, Inc. (a)...........   14,856       585,624

JetBlue Airways Corp. (a) (b)........   58,480       709,941
                                                --------------
                                               -
                                                                       1,805,768
                                                --------------
                                               -


Auto Components--0.9%

ArvinMeritor, Inc. (b)...............   26,655       458,199

Bandag, Inc. (b).....................    4,425       161,911

BorgWarner, Inc......................   21,652     1,409,545

Federal Signal Corp..................   18,253       276,350

Gentex Corp. (b).....................   58,161       814,254

Lear Corp. (a) (b)...................   25,470       565,689

Modine Manufacturing Co..............   12,699       296,649
                                                --------------
                                               -
                                                                       3,982,597
                                                --------------
                                               -


Automobiles--0.1%

Thor Industries, Inc. (b)............   13,079       633,678
                                                --------------
                                               -


Beverages--0.1%

PepsiAmericas, Inc...................   22,669       501,212
                                                --------------
                                               -


Biotechnology--1.7%

Affymetrix, Inc. (b).................   25,518       653,261

Cephalon, Inc. (a) (b)...............   22,976     1,380,858

Charles River Laboratories
   International, Inc. (a)...........   27,283     1,004,014

Martek Biosciences Corp. (a) (b).....   12,156       351,916

Millennium Pharmaceuticals, Inc. (a).  119,075     1,187,178

PDL BioPharma, Inc. (a) (b)..........   43,298       797,116

Techne Corp. (a).....................   14,893       758,352

Vertex Pharmaceuticals, Inc. (a) (b).   41,672     1,529,779
                                                --------------
                                               -
                                                                       7,662,474
                                                --------------
                                               -


Capital Markets--1.0%

Eaton Vance Corp.....................   48,389     1,207,789

Investors Financial Services Corp.
   (b)...............................   24,873     1,116,798

Jefferies Group, Inc.................   38,109     1,129,170

Raymond James Financial, Inc.........   33,704     1,020,220
                                                --------------
                                               -
                                                                       4,473,977
                                                --------------
                                               -


Chemicals--2.6%

Airgas, Inc..........................   25,467       948,646

Albemarle Corp.......................   14,679       702,831

Cabot Corp...........................   23,990       828,135

Chemtura Corp........................   90,891       848,922

Cytec Industries, Inc................   15,334       822,822

Security Description                   Shares      Value*
---------------------------------------------------------------



Chemicals--(Continued)
                                                                         256,621
Ferro Corp............................  16,079 $

FMC Corp. (a).........................  14,793       952,521

Lyondell Chemical Co..................  77,646     1,759,458

Minerals Technologies, Inc. (b).......   7,522       391,144

Olin Corp. (b)........................  27,352       490,421

RPM International, Inc................  44,845       807,210

The Lubrizol Corp.....................  25,864     1,030,680

The Scotts Miracle-Gro Co.............  17,060       721,979

Valspar Corp..........................  38,558     1,018,317
                                                --------------
                                               -
                                                                      11,579,707
                                                --------------
                                               -


Commercial Banks--3.9%

Associated Banc-Corp..................  50,021     1,577,162

Bank Hawaii Corp......................  19,238       954,205

Cathay General Bancorp (a) (b)........  19,479       708,646

City National Corp....................  15,700     1,021,913

Cullen/Frost Bankers, Inc.............  18,135     1,039,136

First Niagara Financial Group, Inc....  42,038       589,373

FirstMerit Corp.......................  30,175       631,865

Greater Bay Bancorp...................  19,048       547,630

Mercantile Bankshares Corp............  46,608     1,662,490

New York Community Bancorp, Inc. (b)..  99,285     1,639,195

SVB Financial Group (a) (b)...........  13,441       611,028

TCF Financial Corp....................  42,408     1,121,692

Texas Regional Bancshares, Inc. (b)...  17,195       652,034

The Colonial BancGroup, Inc...........  58,478     1,501,715

Washington Federal, Inc. (b)..........  32,992       765,084

Webster Finanical Corp................  19,967       947,234

WestAmerica Bancorp (b)...............  11,889       582,204

Wilmington Trust Corp.................  25,801     1,088,286
                                                --------------
                                               -
                                                                      17,640,892
                                                --------------
                                               -


Commercial Services & Supplies--4.5%

Adesa, Inc............................  33,991       755,960

Banta Corp............................   9,081       420,723

C. H. Robinson Worldwide, Inc.........  65,706     3,502,130

ChoicePoint, Inc. (a).................  32,560     1,360,031

Copart, Inc. (a)......................  26,324       646,517

CSG Systems International, Inc. (a)...  18,045       446,433

Deluxe Corp...........................  19,405       339,199

DST Systems, Inc. (a).................  23,203     1,380,579

Herman Miller, Inc....................  25,094       646,672

Kelly Services, Inc. (Class A)........   7,336       199,319

Korn/Ferry International, Inc. (a) (b)  16,030       314,028

Manpower, Inc.........................  33,156     2,141,878

Mine Safety Appliances Co. (b)........   9,955       400,191

Navigant Consulting, Inc. (a) (b).....  19,783       448,085

Republic Sevices, Inc.................  45,517     1,836,156

Rollins, Inc. (b).....................  11,135       218,691

Stericycle, Inc. (a) (b)..............  16,743     1,089,969

The Brinks Co.........................  18,288     1,031,626

The Corporate Executive Board Co......  15,139     1,516,928

The Dun & Bradstreet Corp. (a)........  25,073     1,747,087
                                                --------------
                                               -
                                                                      20,442,202
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Communications Equipment--1.6%
                                                                         758,016
3Com Corp. (a).......................  148,050 $

ADTRAN, Inc..........................   25,842       579,636

Avocent Corp. (a) (b)................   18,527       486,334

CommScope, Inc. (a)..................   21,945       689,512

F5 Networks, Inc. (a)................   15,338       820,276

Harris Corp..........................   50,788     2,108,210

Plantronics, Inc. (b)................   17,988       399,513

Polycom, Inc. (a)....................   33,002       723,404

Powerwave Technologies, Inc. (a) (b).   42,415       386,825

UTStarcom, Inc. (a) (b)..............   39,756       309,699
                                                --------------
                                               -
                                                                       7,261,425
                                                --------------
                                               -


Computers & Peripherals--0.9%

Diebold, Inc.........................   25,479     1,034,957

Imation Corp.........................   13,194       541,614

McDATA Corp. (Class A) (a) (b).......   60,155       245,432

Palm, Inc. (b).......................   34,667       558,139

Western Digital Corp. (a)............   83,482     1,653,778
                                                --------------
                                               -
                                                                       4,033,920
                                                --------------
                                               -


Construction & Engineering--0.8%

Dycom Industries, Inc. (a) (b).......   15,250       324,673

Granite Construction, Inc. (b).......   12,502       565,966

Jacobs Engineering Group, Inc. (a)...   22,168     1,765,460

Quanta Services, Inc. (a) (b)........   44,830       776,904
                                                --------------
                                               -
                                                                       3,433,003
                                                --------------
                                               -


Construction Materials--0.6%

Florida Rock Industries, Inc.........   17,911       889,639

Martin Marietta Materials, Inc.......   17,298     1,576,713
                                                --------------
                                               -
                                                                       2,466,352
                                                --------------
                                               -


Containers & Packaging--0.5%

Longview Fibre Co....................   19,320       368,819

Packaging Corp. of America...........   22,774       501,483

Sonoco Products Co...................   37,464     1,185,736
                                                --------------
                                               -
                                                                       2,056,038
                                                --------------
                                               -


Diversified Consumer Services--1.1%

Career Education Corp. (a)...........   36,940     1,104,137

Corinthian Colleges, Inc. (a) (b)....   32,584       467,906

DeVry, Inc. (a) (b)..................   22,209       487,932

ITT Educational Services, Inc. (a)...   13,569       892,976

Laureate Education, Inc. (a).........   19,409       827,406

Regis Corp...........................   17,271       615,020

Sotheby's Holdings, Inc. (Class A)
   (a)...............................   17,834       468,143
                                                --------------
                                               -
                                                                       4,863,520
                                                --------------
                                               -


Diversified Financial Services--1.3%

A.G. Edwards, Inc....................   28,593     1,581,765

AmeriCredit Corp. (a)................   49,337     1,377,489

Fidelity National Information
   Services, Inc.....................   35,675     1,262,895

SEI Investments Co...................   23,843     1,165,446

Waddell & Reed Financial, Inc.
   (Class A).........................   32,056       659,071
                                                --------------
                                               -
                                                                       6,046,666
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Diversified Telecommunication Services--0.1%
                                                                         382,948
Cincinnati Bell, Inc. (a).............  93,402 $
                                                --------------
                                               -


Electric Utilities--3.8%

Alliant Energy Corp...................  44,461     1,525,012

Black Hills Corp. (b).................  12,576       431,734

DPL, Inc. (b).........................  45,991     1,232,559

Duquesne Light Holdings, Inc. (b).....  29,642       487,314

Energy East Corp......................  55,861     1,336,754

Great Plains Energy, Inc. (b).........  30,062       837,527

Hawaiian Electric Industries, Inc. (b)  30,685       856,418

IDACORP, Inc. (b).....................  16,187       555,052

Northeast Utilities...................  58,087     1,200,658

NSTAR (b).............................  40,401     1,155,469

OGE Energy Corp.......................  34,336     1,202,790

Pepco Holdings, Inc...................  72,009     1,697,972

Puget Energy, Inc.....................  43,890       942,757

Sierra Pacific Resources (a)..........  75,985     1,063,790

Wisconsin Energy Corp.................  44,250     1,783,275

WPS Resources Corp. (b)...............  15,246       756,202
                                                --------------
                                               -
                                                                      17,065,283
                                                --------------
                                               -


Electrical Equipment--0.8%

AMETEK, Inc...........................  26,813     1,270,400

Hubbell, Inc. (Class B)...............  22,997     1,095,807

Tecumseh Products Co. (Class A) (b)...   6,990       134,208

Thomas & Betts Corp. (a)..............  20,540     1,053,702
                                                --------------
                                               -
                                                                       3,554,117
                                                --------------
                                               -


Electronic Equipment &
   Instruments--2.2%

Amphenol Corp. (Class A)..............  33,888     1,896,372

Arrow Electronics, Inc. (a)...........  46,083     1,483,873

Avnet, Inc. (a).......................  55,402     1,109,148

Ingram Micro, Inc.....................  44,837       812,895

Kemet Corp. (a).......................  32,821       302,610

Newport Corp. (a).....................  15,370       247,764

Plexus Corp. (a)......................  17,304       591,970

Roper Industries, Inc.................  32,851     1,535,784

Technologies Data Corp. (a)...........  21,010       804,893

Vishay Intertechnology, Inc. (a)......  69,760     1,097,325
                                                --------------
                                               -
                                                                       9,882,634
                                                --------------
                                               -


Energy Equipment & Services--4.2%

Cameron International Corp............  43,690     2,087,071

ENSCO International, Inc..............  58,166     2,676,799

FMC Technologies, Inc. (a)............  25,860     1,744,516

Grant Prideco, Inc. (a)...............  49,525     2,216,244

Hanover Compressor Co. (a) (b)........  34,834       654,183

Helmerich & Payne, Inc................  19,834     1,195,197

Patterson-UTI Energy, Inc.............  64,872     1,836,526

Pride International, Inc. (a).........  61,253     1,912,931

Smith International, inc. (a).........  75,828     3,372,071

Tidewater, Inc........................  22,813     1,122,400
                                                --------------
                                               -
                                                                      18,817,938
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Food & Staples Retailing--0.2%
                                                                         714,675
BJ's Wholesale Club, Inc. (a).........  25,209 $

Ruddick Corp..........................  13,096       320,983
                                                --------------
                                               -
                                                                       1,035,658
                                                --------------
                                               -


Food Products--0.8%

Hormel Foods Corp.....................  27,636     1,026,401

Sensient Technologies Corp. (b).......  17,531       366,573

Smithfield Foods, Inc. (a)............  37,421     1,078,847

The J. M. Smucker Co..................  22,017       984,160

Tootsie Roll Industries, Inc. (b).....   9,710       282,852
                                                --------------
                                               -
                                                                       3,738,833
                                                --------------
                                               -


Gas Utilities--1.9%

AGL Resources, Inc....................  29,479     1,123,739

MDU Resources Group, Inc..............  45,380     1,661,362

National Fuel Gas Co. (b).............  31,765     1,116,222

ONEOK, Inc............................  44,406     1,511,580

Questar Corp..........................  32,362     2,604,817

WGL Holdings, Inc. (b)................  18,445       533,983
                                                --------------
                                               -
                                                                       8,551,703
                                                --------------
                                               -


Health Care Equipment & Supplies--3.4%

Advanced Medical Optics, Inc. (a) (b).  25,980     1,317,186

Beckman Coulter, Inc..................  23,879     1,326,478

Cytyc Corp. (a).......................  43,249     1,096,795

DENTSPLY International, Inc...........  29,864     1,809,758

Edwards Lifesciences Corp. (a) (b)....  22,298     1,012,998

Gen-Probe, Inc. (a)...................  19,514     1,053,366

Hillenbrand Industries, Inc. (b)......  23,208     1,125,588

Intuitive Surgical, Inc. (a)..........  13,831     1,631,643

Invitrogen Corp. (a)..................  20,127     1,329,791

STERIS Corp...........................  24,899       569,191

Varian Medical Systems, Inc. (a)......  49,699     2,353,248

Varian, Inc. (a)......................  11,688       485,169
                                                --------------
                                               -
                                                                      15,111,211
                                                --------------
                                               -


Health Care Providers & Services--3.5%

Apria Healthcare Group, Inc. (a) (b)..  16,039       303,137

Community Health Systems, Inc. (a)....  37,181     1,366,402

Covance, Inc. (a).....................  24,042     1,471,851

Health Net, Inc. (a)..................  43,623     1,970,451

Henry Schein, Inc. (a)................  33,407     1,561,109

LifePoint Hospitals, Inc. (a).........  21,746       698,699

Lincare Holdings, Inc. (a)............  36,170     1,368,673

Omnicare, Inc. (b)....................  45,824     2,172,974

Pharmaceutical Product Development,
   Inc................................  38,381     1,347,941

Triad Hospitals, Inc. (a).............  33,116     1,310,731

Universal Health Services, Inc.
   (Class B) (b)......................  20,494     1,030,028

VCA Antech, Inc. (a)..................  31,428     1,003,496
                                                --------------
                                               -
                                                                      15,605,492
                                                --------------
                                               -


Hotels, Restaurants & Leisure--1.9%

Applebee's International, Inc.........  28,095       539,986

Bob Evans Farms, Inc..................  13,563       407,026

Boyd Gaming Corp. (b).................  16,594       669,734

Security Description                   Shares      Value*
---------------------------------------------------------------



Hotels, Restaurants &
   Leisure--(Continued)
                                                                       1,164,504
Brinker International, Inc. (a).......  32,080 $

CBRL Group, Inc.......................  11,695       396,694

GTECH Holdings Corp...................  48,157     1,674,900

International Speedway Corp. (Class A)  13,312       617,277

OSI Resturant Partners, Inc. (b)......  24,934       862,716

Ruby Tuesday, Inc. (b)................  22,327       545,002

Scientific Games Corp. (a)............  24,823       884,195

The Cheesecake Factory, Inc. (a) (b)..  29,916       806,236
                                                --------------
                                               -
                                                                       8,568,270
                                                --------------
                                               -


Household Durables--2.0%

Amereican Greetings Corp. (Class A)
   (b)................................  21,776       457,514

Beazer Homes USA, Inc. (b)............  15,274       700,618

Blyth, Inc............................   9,947       183,622

Energizer Holdings, Inc. (a)..........  23,375     1,369,074

Furniture Brands International, Inc.
   (b)................................  18,527       386,103

HNI Corp..............................  19,598       888,769

Hovnanian Enterprises, Inc. (Class A)
   (a) (b)............................  13,541       407,313

Lancaster Colony Corp. (b)............   9,295       366,874

M.D.C. Holdings, Inc. (b).............  12,407       644,296

Mohawk Industries, Inc. (a) (b).......  20,229     1,423,110

Ryland Group, Inc. (b)................  17,249       751,539

Toll Brothers, Inc. (a) (b)...........  44,221     1,130,731

Tupperware Corp.......................  20,415       401,971
                                                --------------
                                               -
                                                                       9,111,534
                                                --------------
                                               -


Household Products--0.2%

Church & Dwight, Inc..................  24,454       890,615
                                                --------------
                                               -


Industrial Conglomerates--0.4%

Carisle Cos., Inc.....................  11,628       922,100

Teleflex, Inc.........................  15,228       822,617
                                                --------------
                                               -
                                                                       1,744,717
                                                --------------
                                               -


Insurance--5.4%

American Financial Group, Inc.........  17,826       764,735

AmerUs Group Co.......................  14,679       859,455

Arthur J. Gallagher & Co. (b).........  36,578       926,887

Brown & Brown, Inc....................  42,225     1,233,815

Everest Re Group, Ltd.................  24,555     2,125,726

Fidelity National Financial, Inc......  66,108     2,574,907

First American Corp...................  36,557     1,545,264

Hanover Insurance Group, Inc..........  19,211       911,754

HCC Insurance Holdings, Inc...........  42,063     1,238,335

Horace Mann Educators Corp............  16,265       275,692

Leucadia National Corp. (b)...........  62,150     1,814,159

Mercury General Corp..................  13,434       757,275

Ohio Casualty Corp. (a)...............  24,051       715,036

Old Republic International Corp.......  86,942     1,857,951

Protective Life Corp..................  26,437     1,232,493

StanCorp Financial Group, Inc.........  20,691     1,053,379

The PMI Group, Inc. (b)...............  33,814     1,507,428

Unitrin, Inc..........................  17,123       746,392

W.R. Berkley Corp.....................  64,030     2,185,344
                                                --------------
                                               -
                                                                      24,326,027
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



IT Services--2.4%
                                                                         729,850
Acxiom Corp. (b)......................  29,194 $

Alliance Data Systems Co. (a) (b).....  25,498     1,499,792

Ceridian Corp. (a)....................  55,573     1,358,204

CheckFree Corp. (a)...................  34,569     1,713,240

Cognizant Technology Solutions Corp.
   (Class A) (a)......................  53,107     3,577,819

MoneyGram International, Inc..........  32,049     1,088,064

SRA International, Inc. (a) (b).......  14,342       381,927

The BISYS Group, Inc. (a).............  45,558       624,145
                                                --------------
                                               -
                                                                      10,973,041
                                                --------------
                                               -


Leisure Equipment & Products--0.1%

Callaway Golf Co......................  24,619       319,801
                                                --------------
                                               -


Machinery--3.8%

AGCO Corp. (a) (b)....................  34,246       901,355

Crane Co..............................  19,080       793,728

Donaldson Co., Inc. (b)...............  25,680       869,782

Flowserve Corp. (a)...................  21,265     1,209,979

Graco, Inc............................  25,882     1,190,054

Harsco Corp...........................  15,870     1,237,225

Joy Global, Inc.......................  46,757     2,435,572

Kennametal, Inc.......................  14,975       932,194

Lincoln Electric Holdings, Inc. (b)...  16,051     1,005,595

Nordson Corp..........................  12,766       627,832

Oshkosh Truck Corp....................  27,848     1,323,337

Pentair, Inc..........................  38,458     1,314,879

SPX Corp..............................  22,610     1,265,030

The Timkin Co.........................  31,848     1,067,226

Trinity Industries, Inc. (b)..........  26,802     1,082,781
                                                --------------
                                               -
                                                                      17,256,569
                                                --------------
                                               -


Marine--0.2%

Alexander & Baldwin, Inc. (b).........  16,733       740,770
                                                --------------
                                               -


Media--1.4%

Belo Corp. (Class A)..................  34,117       532,225

Catalina Marketing Corp. (b)..........  14,319       407,519

Emmis Communications Corp. (Class A)
   (a) (b)............................  14,065       219,977

Entercom Communications Corp. (b).....  12,593       329,433

Harte-Hanks, Inc......................  21,093       540,825

Lee Enterprises, Inc..................  17,302       466,289

Media General, Inc.(Class A)..........   9,101       381,241

Scholastic Corp. (a) (b)..............  13,621       353,737

The Reader's Digest Association, Inc.
   (Class A) (b)......................  36,453       508,884

The Washington Post Co. (Class B).....   2,216     1,728,502

Valassis Communications, Inc. (a).....  18,075       426,389

Westwood One, Inc. (a)................  24,222       181,665
                                                --------------
                                               -
                                                                       6,076,686
                                                --------------
                                               -


Metals & Mining--0.8%

Commercial Metals Co..................  45,513     1,169,684

Reliance Steel & Aluminum Co..........  11,962       992,248

Steel Dynamics, Inc. (b)..............  16,387     1,077,281

Worthington Industries, Inc. (b)......  27,143       568,646
                                                --------------
                                               -
                                                                       3,807,859
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Multi-Utilities--1.0%
                                                                         595,323
Aquila, Inc. (a).....................  141,407 $

PNM Resources, Inc...................   26,032       649,759

SCANA Corp...........................   43,683     1,685,290

Venctren Corp........................   28,818       785,291

Westar Energry, Inc..................   32,956       693,724
                                                --------------
                                               -
                                                                       4,409,387
                                                --------------
                                               -


Multiline Retail--0.5%

99 Cents Only Stores (a) (b).........   18,158       189,933

Dollar Tree Stores, Inc. (a).........   39,550     1,048,075

Saks, Inc............................   51,785       837,363
                                                --------------
                                               -
                                                                       2,075,371
                                                --------------
                                               -


Mutual Funds--4.0%

MidCap SPDR Trust, Series 1 (b)......  127,800    17,785,930
                                                --------------
                                               -


Office Electronics--0.2%

Zebra Technologies Corp. (Class A)
   (a)...............................   26,769       914,429
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--5.9%

Arch Coal, Inc.......................   54,092     2,291,878

Denbury Resources, Inc. (a)..........   45,034     1,426,227

Equitable Resources, Inc.............   45,610     1,527,935

Forest Oil Corp. (a).................   20,904       693,177

Newfield Exploration Co. (a).........   48,649     2,380,882

Noble Energy, Inc....................   67,010     3,140,089

Overseas Shipholding Group, Inc......   11,216       663,426

Peabody Energy Corp..................  100,140     5,582,805

Pioneer Natural Resources Co. (b)....   48,910     2,269,913

Plains Exploration & Prodcution Co.
   (a)...............................   29,769     1,206,835

Pogo Producing Co. (b)...............   21,925     1,010,743

Quicksilver Resources, Inc. (a) (b)..   25,610       942,704

Southwestern Energy Co. (a)..........   63,414     1,975,980

Western Gas Resources, Inc. (b)......   22,139     1,325,019
                                                --------------
                                               -
                                                                      26,437,613
                                                --------------
                                               -


Paper & Forest Products--0.2%

Bowater, Inc. (b)....................   21,154       481,254

Glatfelter...........................   16,813       266,822
                                                --------------
                                               -
                                                                         748,076
                                                --------------
                                               -


Pharmaceuticals--0.9%

Medicis Pharmaceutical Corp. (Class
   A) (b)............................   20,590       494,160

Par Pharmaceutical Companies, Inc.
   (a) (b)...........................   13,257       244,724

Perrigo Co. (b)......................   31,659       509,710

Sepracor, Inc. (a) (b)...............   41,136     2,350,511

Valeant Pharmaceuticals
   International, Inc. (b)...........   35,102       593,926
                                                --------------
                                               -
                                                                       4,193,031
                                                --------------
                                               -


Real Estate - 3.8%

AMB Property Corp. (REIT)............   33,288     1,682,708

Developers Diversified Realty Corp.
   (REIT)............................   41,492     2,165,053

Highwoods Properties, Inc. (REIT)....   20,478       740,894

Hospitality Porperties Trust (REIT)..   27,218     1,195,415

Liberty Property Trust (REIT) (b)....   33,744     1,491,485

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Real Estate--(Continued)
                                                                       1,082,426
Mack-Cali Realty Corp. (REIT)........   23,572 $

New Plan Excel Realty Trust (REIT)
   (b)...............................   39,568       976,934

Potlatch Corp. (REIT) (b)............   14,613       551,641

Rayonier, Inc. (REIT)................   28,945     1,097,305

Regency Centers Corp. (REIT).........   25,942     1,612,295

The Macerich Co. (REIT)..............   27,155     1,906,281

United Dominion Realty Trust, Inc.
   (REIT)............................   50,794     1,422,740

Weingarten Realty Investors (REIT)...   30,510     1,167,923
                                                --------------
                                               -
                                                                      17,093,100
                                                --------------
                                               -


Road & Rail--1.1%

Con-way, Inc.........................   18,150     1,051,430

GATX Corp. (b).......................   19,253       818,253

J.B. Hunt Transport Services, Inc....   46,725     1,163,920

Swift Transportation Co., Inc. (a)
   (b)...............................   20,339       645,967

Werner Enterprises, Inc. (b).........   19,290       391,008

YRC Worldwide, Inc. (b)..............   21,733       915,177
                                                --------------
                                               -
                                                                       4,985,755
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--3.8%

Atmel Corp. (a)......................  162,041       899,328

Cabot Microelectronics Corp. (a) (b).    9,156       277,518

Credence Systems Corp. (a) (b).......   37,833       132,416

Cree, Inc. (a) (b)...................   29,148       692,556

Cypress Semiconductor Corp. (a) (b)..   52,833       768,192

Fairchild Semiconductor
   International, Inc. (a)...........   45,996       835,747

Integrated Device Technology, Inc.
   (a)...............................   75,748     1,074,112

International Rectifier Corp. (a) (b)   27,060     1,057,505

Intersil Corp. (Class A).............   53,612     1,246,479

Lam Research Corp. (a)...............   53,197     2,480,044

Lattice Semiconductor Corp. (a)......   43,166       266,766

MEMC Electronic Materials, Inc. (a)..   62,474     2,342,775

Micrel, Inc. (a) (b).................   24,008       240,320

Microchip Technology, Inc............   81,092     2,720,637

MPS Group, Inc. (a) (b)..............   39,027       587,747

RF Micro Devices, Inc. (a) (b).......   71,976       429,697

Semtech Corp. (a)....................   27,554       398,155

Silicon Laboratories, Inc. (a).......   17,453       613,473

TriQuint Semiconductor, Inc. (a).....   52,835       235,644
                                                --------------
                                               -
                                                                      17,299,111
                                                --------------
                                               -


Software--2.6%

Activision, Inc. (a).................  105,111     1,196,163

Advent Software, Inc. (a) (b)........    5,941       214,292

Cadence Design Systems, Inc. (a).....  106,861     1,832,666

Fair Isaac Corp......................   24,690       896,494

Gartner, Inc. (Class A) (a) (b)......   22,014       312,599

Jack Henry & Associates, Inc.........   28,746       565,146

Macrovision Corp. (a)................   19,558       420,888

McAfee, Inc. (a).....................   60,342     1,464,500

Mentor Graphics Corp. (a)............   30,367       394,164

National Instruments Corp............   21,084       577,702

RSA Security, Inc. (a) (b)...........   28,551       776,302

Sybase, Inc. (a) (b).................   34,043       660,434

Synopsys, Inc. (a)...................   54,284     1,018,911

Security Description                   Shares      Value*
---------------------------------------------------------------



Software--(Continued)
                                                                         606,254
The Reynolds & Reynolds Co. (Class A).  19,767 $

Transaction Systems Architects, Inc.
   (Class A) (a)......................  14,144       589,663

Wind River Systems, Inc. (a)..........  28,570       254,273
                                                --------------
                                               -
                                                                      11,780,451
                                                --------------
                                               -


Specialty Retail--5.8%

Abercrombie & Fitch Co. (Class A).....  33,287     1,845,098

Advance Auto Parts, Inc. (a)..........  40,873     1,181,230

Aeropostale, Inc. (a).................  20,623       595,798

American Eagle Outfitters, Inc........  49,853     1,696,996

AnnTaylor Stores Corp. (a)............  27,751     1,203,838

Barnes & Noble, Inc. (a)..............  19,997       729,891

Borders Group, Inc....................  24,272       448,061

Carmax, Inc. (a) (b)..................  39,737     1,409,074

CDW Corp..............................  23,428     1,280,340

Chico's FAS, Inc. (a).................  68,847     1,857,492

Claire's Stores, Inc..................  37,088       946,115

Foot Locker, Inc......................  58,757     1,438,959

GameStop Corp. (Class A) (a)..........  22,437       942,354

Michaels Stores, Inc..................  49,983     2,061,299

O'Reilly Automotive, Inc. (a).........  42,819     1,335,525

Pacific Sunwear of California, Inc.
   (a) (b)............................  27,250       488,593

Payless Shoesource, Inc. (a)..........  25,481       692,319

PETsMART, Inc.........................  52,995     1,356,672

Pier 1 Imports, Inc. (b)..............  32,940       229,921

Rent-A-Center, Inc. (a)...............  26,263       652,898

Ross Stores, Inc......................  54,044     1,515,934

Urban Outfitters, Inc. (a)............  41,882       732,516

Williams-Sonoma, Inc..................  43,568     1,483,490
                                                --------------
                                               -
                                                                      26,124,413
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--0.4%

Polo Ralph Lauren Corp................  23,020     1,263,798

The Timberland Co. (Class A) (a)......  20,062       523,618
                                                --------------
                                               -
                                                                       1,787,416
                                                --------------
                                               -


Thrifts & Mortgage Finance--0.9%

Astoria Financial Corp................  32,062       976,288

IndyMac Bancorp, Inc. (b).............  24,785     1,136,392

Radian Group, Inc.....................  31,172     1,925,795
                                                --------------
                                               -
                                                                       4,038,475
                                                --------------
                                               -


Tobacco--0.1%

Universal Corp........................   9,730       362,151
                                                --------------
                                               -


Trading Companies & Distributors--0.8%

Fastenal Co. (b)......................  46,854     1,887,748

MSC Industrial Direct Co. (Class A)...  20,612       980,513

United Rentals, Inc. (a) (b)..........  25,806       825,276
                                                --------------
                                               -
                                                                       3,693,537
                                                --------------
                                               -


Water Utilities--0.2%

Aqua America, Inc. (b)................  48,990     1,116,482
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)




Security Description                   Shares      Value*
---------------------------------------------------------------



Wireless Telecommunication Services--0.4%
                                                                       1,609,632
Telephone & Data Systems, Inc........  38,880  $
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $358,597,550)....            432,412,076
                                                --------------
                                               -


Short Term Investments--3.8%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Discount Notes--3.8%
                                                                       1,174,690
Federal Home Loan Bank
   4.750%, 07/03/06..............$  1,175,000  $

   5.220%, 08/25/06..............   1,800,000      1,785,645

   5.339%, 09/27/06..............  14,500,000     14,312,853
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $17,273,188).                 17,273,188
                                                --------------
                                               -

Total Investments--100.0%
   (Identified Cost
   $375,870,738) (c).............                449,685,264

Liabilities in excess of other
   assets........................                     (7,265)
                                                --------------
                                               -
                                                                     449,677,999
Total Net Assets--100%............              $
                                                ==============
                                               =

(a)      Non-Income Producing.
(b) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 91,679,149 and the collateral received consisted of cash in the amount of $ 93,185,984.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $375,870,738 and the composition of unrealized appreciation and depreciation of investment securities was $92,764,143 and $(18,949,617), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.


Futures Contracts
                                                      Expiration                                Valuation
                                                         Date        Number      Contract         as of           Net
Futures Contracts Long                               -------------     of         Amount        06/30/06       Unrealized
----------------------------------------------------               Contracts   -------------- --------------  Appreciation
                                                    -             -------------              -              ----------------
                                                                                 16,521,120                        454,080
S&P 400 Index Futures...............................    09/14/06           44 $              $  16,975,200  $

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              449,685,264
   Investments at value...........                                                                         $

   Cash...........................                                                                                  2,402

   Collateral for securities loaned                                                                            93,185,984

   Receivable for:

      Fund shares sold............                                                                              1,637,394

      Accrued interest and dividends                                                                              450,575

      Futures variation margin....                                                                                 96,800
                                                                                                            ----------------
                                                                                                           -

         Total Assets.............                                                                            545,058,419

Liabilities

   Payable for:

      Fund shares redeemed........                                                          $     442,254

      Securities purchased........                                                              1,508,764

      Return of collateral for securities loaned                                               93,185,984

   Accrued expenses:

      Management fees.............                                                                 87,280

      Service and distribution fees                                                                34,705

      Other expenses..............                                                                121,433
                                                                                             --------------
                                                                                            -

         Total Liabilities........                                                                             95,380,420
                                                                                                            ----------------
                                                                                                           -
                                                                                                              449,677,999
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              369,294,570
      Capital paid in.............                                                                         $

      Undistributed net investment income                                                                       1,279,595

      Accumulated net realized gains                                                                            4,835,228

      Unrealized appreciation on investments and futures contracts                                             74,268,606
                                                                                                            ----------------
                                                                                                           -
                                                                                                              449,677,999
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    13.85
Net asset value and redemption price per share ($248,203,429 divided by 17,917,617 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    13.77
Net asset value and redemption price per share ($134,009,653 divided by 9,734,598 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    13.80
Net asset value and redemption price per share ($67,464,917 divided by 4,888,023 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =
                                                                                                              375,870,738
Identified cost of investments....                                                                         $
                                                                                                            ================
                                                                                                           =







Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     3,135,679
   Dividends.......................                                                              $

   Interest........................                                                                    463,736(a)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                     3,599,415

Expenses

   Management fees.................                                     $     548,666

   Service and distribution fees--Class B                                      156,039

   Service and distribution fees--Class E                                       51,357

   Directors' fees and expenses....                                            10,574

   Custodian.......................                                            78,481

   Audit and tax services..........                                            13,759

   Legal...........................                                             6,648

   Printing........................                                            68,289

   Insurance.......................                                             3,452

   Miscellaneous...................                                            28,066
                                                                         ------------------------
                                                                        -

   Total expenses..................                                           965,331

   Management fee waivers..........                                           (15,363)                 949,968
                                                                         ------------------------
                                                                        -                        ---------------------------

Net Investment Income..............                                                                  2,649,447
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net.................                                        14,356,862

   Futures contracts--net...........                                          (357,565)              13,999,297
                                                                         ------------------------
                                                                        -

Unrealized appreciation (depreciation) on:

   Investments--net.................                                          (777,669)

   Futures contracts--net...........                                           530,340                 (247,329)
                                                                         ------------------------
                                                                        -                        ---------------------------

Net gain...........................                                                                 13,751,968
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    16,401,415
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Includes income on securities loaned of $57,004.
                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 3,966,044
   Net investment income...................................................................$    2,649,447  $

   Net realized gain.......................................................................    13,999,297       24,822,590

   Unrealized appreciation (depreciation)..................................................      (247,329)      14,518,665
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................    16,401,415       43,307,299
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................    (3,033,150)      (1,458,624)

         Class B...........................................................................    (1,184,116)        (389,047)

         Class E...........................................................................      (707,784)        (359,618)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (4,925,050)      (2,207,289)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................   (17,215,175)     (10,681,839)

         Class B...........................................................................    (9,009,575)      (4,087,811)

         Class E...........................................................................    (4,763,930)      (3,300,297)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                              (30,988,680)     (18,069,947)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (35,913,730)     (20,277,236)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................    58,656,942       63,123,964
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    39,144,627       86,154,027


Net Assets

   Beginning of the period.................................................................   410,533,372      324,379,345
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               410,533,372
   End of the period.......................................................................$  449,677,999  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 3,555,198
   End of the period.......................................................................$    1,279,595  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                              June 30, 2006                 Year ended
                                                                       ----------------------------      December 31, 2005
                                                                      -                            -----------------------------
                                                                          Shares                      Shares
                                                                       -------------       $        ------------       $
                                                                      -             ----------------            ----------------

Class A
                                                                                       38,780,019                  59,530,036
   Sales..............................................................  2,626,239   $                4,348,162  $

   Shares issued through acquisition..................................    263,230       3,819,469            0              0

   Reinvestments......................................................  1,396,436      20,248,325      983,033     12,140,463

   Redemptions........................................................ (2,473,983)    (36,266,539)  (3,643,624)   (49,774,072)
                                                                       -------------
                                                                      -             ---------------
                                                                                       26,581,274                  21,896,427
   Net increase.......................................................  1,811,922   $                1,687,571  $
                                                                       =============
                                                                      =             ===============

Class B
                                                                                       29,754,505                  52,145,073
   Sales..............................................................  2,040,097   $                3,862,084  $

   Reinvestments......................................................    706,913      10,193,691      364,565      4,476,858

   Redemptions........................................................   (786,411)    (11,363,305)  (1,169,425)   (15,858,271)
                                                                       -------------
                                                                      -             ---------------
                                                                                       28,584,891                  40,763,660
   Net increase.......................................................  1,960,599   $                3,057,224  $
                                                                       =============
                                                                      =             ===============

Class E
                                                                                        5,161,597                   8,852,544
   Sales..............................................................    351,597   $                  652,625  $

   Reinvestments......................................................    378,665       5,471,714      297,312      3,659,915

   Redemptions........................................................   (485,057)     (7,142,534)    (888,419)   (12,048,582)
                                                                       -------------
                                                                      -             ---------------
                                                                                        3,490,777                     463,877
   Net increase.......................................................    245,205   $                   61,518  $
                                                                       =============
                                                                      =             ===============
                                                                                       58,656,942                  63,123,964
   Increase derived from capital share transactions...................  4,017,726   $                4,806,313  $
                                                                       =============
                                                                      =             ===============

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)


                                                                                        Class A
                                                    -------------------------------------------------------------------------------
                                                   -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                    --------------------                   Year ended December 31,
                                                   -                    ----------------------------------------------------------
                                                                            2005                     2003                    2001
                                                                         ------------    2004     -----------    2002      -------
                                                                        -            -------------           --------------
                                                                             13.71                     8.87                    10.64
Net Asset Value, Beginning of Period...............$      14.43         $            $    11.90  $           $    10.46   $
                                                    --------------------                                      ------------
                                                   -                    -------------                        -            ---------

Income From Investment Operations

   Net investment income...........................        0.09               0.15         0.11        0.08        0.05         0.06

   Net realized and unrealized gain (loss) on
      investments..................................        0.57               1.40         1.79        3.00       (1.60)      (0.19)
                                                    --------------------                                      ------------
                                                   -                    -------------                        -            ---------

   Total from investment operations................        0.66               1.55         1.90        3.08       (1.55)      (0.13)
                                                    --------------------                                      ------------
                                                   -                    -------------                        -            ---------

Less Distributions

   Distributions from net investment income........       (0.19)             (0.10)       (0.06)      (0.05)      (0.04)     (0.02)

   Distributions from net realized capital gains...       (1.05)             (0.73)       (0.03)       0.00        0.00      (0.03)
                                                    --------------------                                      ------------
                                                   -                    -------------                        -            ---------

   Total distributions.............................       (1.24)             (0.83)       (0.09)      (0.05)      (0.04)     (0.05)
                                                    --------------------                                      ------------
                                                   -                    -------------                        -            ---------
                                                                             14.43                    11.90                   10.46
Net Asset Value, End of Period.....................$      13.85         $            $    13.71  $           $     8.87   $
                                                    ====================                                      ============
                                                   =                    =============                        =            =========

Total Return (%)...................................        4.2 (b)            12.3         16.0        35.0       (14.9)      (1.2)

Ratio of operating expenses to average net assets
   (%).............................................       0.34 (c)            0.34         0.35        0.40        0.43        0.45

Ratio of operating expenses to average net assets
   without giving effect to the contractual
   expense agreement would have been (%)...........         N/A                N/A          N/A        0.40        0.43        0.52

Ratio of net investment income to average net
   assets (%)......................................       1.30 (c)            1.18         0.85        0.85        0.70        0.71

Portfolio turnover rate (%)........................         35 (c)              33           42          22          46           45
                                                                           232,461                  180,211                   97,505
Net assets, end of period (000)....................$    248,203         $            $  197,642  $           $  117,340   $


                                                                                        Class B
                                                       ---------------------------------------------------------------------------
                                                      -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                       ----------------                  Year ended December 31,
                                                      -                -----------------------------------------------------------
                                                                           2005                   2003                  2001(a)
                                                                        -----------    2004     ----------   2002     ------------
                                                                       -           -------------          ------------
                                                                            13.61                    8.83                10.54
Net Asset Value, Beginning of Period..................$      14.32     $           $    11.83  $          $    10.43 $
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

Income From Investment Operations

   Net investment income..............................        0.07           0.11        0.06        0.05       0.03      0.04

   Net realized and unrealized gain (loss) on
      investments.....................................        0.57           1.40        1.79        2.99      (1.60)    (0.10)
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

   Total from investment operations...................        0.64           1.51        1.85        3.04      (1.57)    (0.06)
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

Less Distributions

   Distributions from net investment income...........       (0.14)         (0.07)      (0.04)      (0.04)     (0.03)    (0.02)

   Distributions from net realized capital gains......       (1.05)         (0.73)      (0.03)       0.00       0.00     (0.03)
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

   Total distributions................................       (1.19)         (0.80)      (0.07)      (0.04)     (0.03)    (0.05)
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------
                                                                            14.32                   11.83                10.43
Net Asset Value, End of Period........................$      13.77     $           $    13.61  $          $     8.83 $
                                                       ================                                    ==========
                                                      =                ============                       =          =============

Total Return (%)......................................         4.1 (b)       12.0        15.7        34.5      (15.1)      3.1 (b)

Ratio of operating expenses to average net assets (%).        0.59 (c)       0.59        0.60        0.65       0.68      0.70 (c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)......................         N/A            N/A         N/A        0.65       0.68      0.77 (c)

Ratio of net investment income to average net assets
   (%)................................................        1.06 (c)       0.94        0.61        0.61       0.46      0.48 (c)

Portfolio turnover rate (%)...........................          35 (c)         33          42          22         46        45
                                                                          111,361                  31,858                5,895
Net assets, end of period (000).......................$    134,010     $           $   64,207  $          $   12,790 $

(a)  Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)



                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              13.65                   8.85               10.54
Net Asset Value, Beginning of Period....................$      14.37     $          $    11.86  $          $   10.45 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income................................        0.09           0.14       0.08        0.06      0.05      0.00

   Net realized and unrealized gain (loss) on
      investments.......................................        0.55           1.39       1.79        3.00     (1.61)    (0.09)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        0.64           1.53       1.87        3.06     (1.56)    (0.09)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net investment income.............       (0.16)         (0.08)     (0.05)      (0.05)    (0.04)     0.00

   Distributions from net realized capital gains........       (1.05)         (0.73)     (0.03)       0.00      0.00      0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (1.21)         (0.81)     (0.08)      (0.05)    (0.04)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              14.37                  11.86               10.45
Net Asset Value, End of Period..........................$      13.80     $          $    13.65  $          $    8.85 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         4.1 (b)       12.2       15.9        34.8     (15.0)     (0.9)(b)

Ratio of operating expenses to average net assets (%)...        0.49 (c)       0.49       0.50        0.55      0.58      0.60 (c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)........................         N/A            N/A        N/A        0.55      0.58      0.67 (c)

Ratio of net investment income to average net assets (%)        1.15 (c)       1.03       0.71        0.71      0.62      0.00 (c)

Portfolio turnover rate (%).............................          35 (c)         33         42          22        46        45
                                                                             66,712                 49,881                 0.1
Net assets, end of period (000).........................$     67,465     $          $   62,530  $          $   9,804 $

(a)  Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--95.9% of Total Net Assets



Security Description                  Shares       Value*
---------------------------------------------------------------



Auto Components--1.6%
                                                                      12,916,762
Johnson Controls, Inc..............   157,100  $
                                                --------------
                                               -


Automobiles--1.7%

Harley-Davidson, Inc. (a)..........   251,800     13,821,302
                                                --------------
                                               -


Beverages--1.2%

Constellation Brands, Inc. (b).....   409,400     10,235,000
                                                --------------
                                               -


Capital Markets--1.5%

The Bear Stearns Co., Inc..........    90,800     12,719,264
                                                --------------
                                               -


Communications Equipment--2.4%

Arris Group, Inc. (a) (b).......... 1,005,100     13,186,912

Avaya, Inc. (b)....................   601,000      6,863,420
                                                --------------
                                               -
                                                                      20,050,332
                                                --------------
                                               -


Computers & Peripherals--1.5%

Lexmark International, Inc. (Class
   A) (b)..........................   223,700     12,489,171
                                                --------------
                                               -


Construction & Engineering--1.5%

Chicago Building & Iron Co., NV (a)   506,900     12,241,635
                                                --------------
                                               -


Diversified Consumer Services--0.9%

Career Education Corp. (b).........   249,800      7,466,522
                                                --------------
                                               -


Electric Utilities--2.3%

DPL, Inc. (a)......................   365,200      9,787,360

Edison International...............   246,200      9,601,800
                                                --------------
                                               -
                                                                      19,389,160
                                                --------------
                                               -


Gas Utilities--1.2%

National Fuel Gas Co...............   272,300      9,568,622
                                                --------------
                                               -


Health Care Providers & Services--7.4%

Aetna, Inc.........................   372,100     14,857,953

Coventry Health Care, Inc. (b).....   320,950     17,632,993

LifePoint Hospitals, Inc. (b)......   368,700     11,846,331

Omnicare, Inc......................   324,500     15,387,790

Triad Hospitals, Inc. (b)..........    32,100      1,270,518
                                                --------------
                                               -
                                                                      60,995,585
                                                --------------
                                               -


Household Durables--11.6%

Beazer Homes USA, Inc. (a).........   128,400      5,889,708

Centex Corp........................   252,600     12,705,780

Hovnanian Enterprises, Inc. (Class
   A) (a) (b)......................   439,200     13,211,136

Jarden Corp. (a)...................   212,200      6,461,490

KB Home............................   230,100     10,550,085

Lennar Corp. (Class A).............   255,100     11,318,787

Meritage Homes Corp. (a) (b).......    78,400      3,704,400

NVR, Inc...........................    15,500      7,614,375

Pulte Homes, Inc...................   397,000     11,429,630

Whirlpool Corp. (a)................   160,600     13,273,590
                                                --------------
                                               -
                                                                      96,158,981
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Independent Power Producers & Energy Traders--5.1%
                                                                      11,540,080
Mirant Corp. (b).....................  430,600 $

NRG Energy, Inc. (b).................  195,200     9,404,736

TXU Corp.............................  348,600    20,842,794
                                                --------------
                                               -
                                                                      41,787,610
                                                --------------
                                               -


Insurance--1.1%

The PMI Group, Inc...................  209,400     9,335,052
                                                --------------
                                               -


Machinery--9.7%

Eaton Corp...........................  156,300    11,785,020

Joy Global, Inc......................  353,600    18,419,024

Terex Corp. (b)......................  213,800    21,102,060

The Manitowoc Co., Inc...............  290,100    12,909,450

The Timkin Co........................  474,800    15,910,548
                                                --------------
                                               -
                                                                      80,126,102
                                                --------------
                                               -


Metals & Mining--3.2%

Cleveland-Cliffs, Inc. (a)...........  120,700     9,570,303

Phelps Dodge Corp....................  210,400    17,286,464
                                                --------------
                                               -
                                                                      26,856,767
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--20.5%

Arch Coal, Inc. (a)..................  435,200    18,439,424

Canadian Natural Resources, Ltd......  343,700    19,034,106

Denbury Resources, Inc. (b)..........  547,400    17,336,158

Foundation Coal Holdings, Inc........  213,000     9,996,090

Frontline, Ltd. (a)..................  198,000     7,494,300

General Maritime Corp. (a)...........  111,900     4,135,824

Peabody Energy Corp..................  326,000    18,174,500

Quicksilver Resources, Inc. (a) (b)..  326,350    12,012,944

Ship Finance International, Ltd. (a).   33,700       583,347

Southwestern Energy Co. (b)..........  345,100    10,753,316

Sunoco, Inc..........................  104,200     7,220,018

Talisman Energy, Inc.................  760,200    13,288,296

Williams Cos., Inc...................  651,700    15,223,712

XTO Energy, Inc......................  348,008    15,406,314
                                                --------------
                                               -
                                                                     169,098,349
                                                --------------
                                               -


Personal Products--1.6%

NBTY, Inc. (b).......................  553,400    13,231,794
                                                --------------
                                               -


Pharmaceuticals--1.4%

Shire, Plc. (ADR)....................  267,600    11,835,948
                                                --------------
                                               -


Real Estate--4.0%

Colonial Properties Trust (REIT).....  167,500     8,274,500

Developers Diversified Realty Corp.
   (REIT)............................  191,700    10,002,906

First Industrial Realty Trust, Inc.
   (REIT) (a)........................   61,900     2,348,486

iStar Financial, Inc. (REIT).........  214,400     8,093,600

Trizec Properties, Inc. (REIT).......  138,700     3,972,368
                                                --------------
                                               -
                                                                      32,691,860
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--1.0%

International Rectifier Corp. (b)....  212,300     8,296,684
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)




Security Description                   Shares      Value*
---------------------------------------------------------------



Software--3.8%
                                                                       8,620,350
Activision, Inc. (b).................  757,500 $
                                       478,106
Check Point Software Technologies, Ltd. (b) 8,405,103

McAfee, Inc. (b).....................  242,900     5,895,183

Take-Two Interactive Software, Inc.
   (a)...............................  781,200     8,327,592
                                                --------------
                                               -
                                                                      31,248,228
                                                --------------
                                               -


Specialty Retail--5.4%

Advance Auto Parts, Inc. (b).........  370,750    10,714,675

Aeropostale, Inc. (b)................  254,600     7,355,394

Hot Topic, Inc. (a) (b)..............  526,700     6,062,317

Ross Stores, Inc.....................  348,700     9,781,035

TJX Cos., Inc........................  473,600    10,826,496
                                                --------------
                                               -
                                                                      44,739,917
                                                --------------
                                               -


Thrifts & Mortgage Finance--3.1%

Hudson City Bancorp, Inc.............  915,800    12,207,614

IndyMac Bancorp, Inc. (a)............  285,300    13,081,005
                                                --------------
                                               -
                                                                      25,288,619
                                                --------------
                                               -


Trading Companies & Distributors--1.2%

United Rentals, Inc. (a) (b).........  324,300    10,371,114
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $720,775,818)....            792,960,380
                                                --------------
                                               -

Preferred Stock--0.8%
---------------------------------------------------------------


Aerospace & Defense--0.8%

Empresa Brasileira de Aeronautica
   S.A. (ADR) (a)....................  182,700     6,663,069
                                                --------------
                                               -

Total Preferred Stock
   (Identified Cost $6,272,258)......              6,663,069
                                                --------------
                                               -


Short Term Investments--3.4%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Repurchase Agreement--3.4%
                                                                      27,500,000
State Street Corp. Repurchase
   Agreement dated 06/30/06 at
   1.700% to be repurchased at
   $27,503,896 on 07/03/06
   collateralized by $28,400,000
   U.S. Treasury Note 5.125% due
   06/30/11 with a value of
   $28,329,000...................$ 27,500,000  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $27,500,000).                 27,500,000
                                                --------------
                                               -

Total Investments--100.1%
   (Identified Cost
   $754,548,076) (c).............                827,123,449

Liabilities in excess of other
   assets........................                   (471,853)
                                                --------------
                                               -
                                                                     826,651,596
Total Net Assets--100%............              $
                                                ==============
                                               =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 98,558,531 and the collateral received consisted of cash in the amount of $101,327,901.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $754,548,076 and the composition of unrealized appreciation and depreciation of investment securities was $121,691,354 and $(49,115,981), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              827,123,449
   Investments at value..........                                                                          $

   Cash..........................                                                                                     844

   Collateral for securities loaned                                                                           101,327,901

   Receivable for:

      Securities sold............                                                                                 583,257

      Fund shares sold...........                                                                               2,163,390

      Accrued interest and dividends                                                                              680,757

      Foreign taxes..............                                                                                   1,702
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                             931,881,300

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $    1,077,859

      Securities purchased.......                                                               2,134,213

      Withholding taxes..........                                                                  18,558

      Return of collateral for securities loaned                                              101,327,901

   Accrued expenses:

      Management fees............                                                                 436,546

      Service and distribution fees                                                                63,008

      Other expenses.............                                                                 171,619
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                             105,229,704
                                                                                                            ----------------
                                                                                                           -
                                                                                                              826,651,596
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              738,978,089
      Capital paid in............                                                                          $

      Undistributed net investment income                                                                       4,023,811

      Accumulated net realized gains                                                                           11,074,951

      Unrealized appreciation on investments and foreign currency                                              72,574,745
                                                                                                            ----------------
                                                                                                           -
                                                                                                              826,651,596
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    19.50
Net asset value and redemption price per share ($471,336,413 divided by 24,175,688 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    19.32
Net asset value and redemption price per share ($264,439,549 divided by 13,687,995 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    19.44
Net asset value and redemption price per share ($90,875,634 divided by 4,675,327 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                              754,548,076
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     6,517,090(a)
   Dividends.......................                                                              $

   Interest........................                                                                    436,951(b)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                     6,954,041

Expenses

   Management fees.................                                     $   2,631,098

   Service and distribution fees--Class B                                      302,305

   Service and distribution fees--Class E                                       71,053

   Directors' fees and expenses....                                            10,574

   Custodian.......................                                            77,098

   Audit and tax services..........                                            13,759

   Legal...........................                                            11,882

   Printing........................                                           115,794

   Insurance.......................                                             5,890

   Miscellaneous...................                                             4,359
                                                                         ------------------------
                                                                        -

   Total expenses..................                                         3,243,812

   Expense reductions..............                                           (88,456)               3,155,356
                                                                         ------------------------
                                                                        -                        ---------------------------

Net Investment Income..............                                                                  3,798,685
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net.................                                        11,703,727

   Foreign currency transactions--net                                             (356)              11,703,371
                                                                         ------------------------
                                                                        -
Unrealized depreciation on:

   Investments--net.................                                        (2,259,464)

   Foreign currency transactions--net                                             (628)              (2,260,092)
                                                                         ------------------------
                                                                        -                        ---------------------------

Net gain...........................                                                                  9,443,279
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    13,241,964
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $26,483. (b) Includes income on securities loaned of $170,987.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 3,639,844
   Net investment income...................................................................$    3,798,685  $

   Net realized gain.......................................................................    11,703,371       72,027,591

   Unrealized depreciation.................................................................    (2,260,092)      (2,077,328)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................    13,241,964       73,590,107
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................    (2,278,227)      (1,093,272)

         Class B...........................................................................      (662,115)        (154,056)

         Class E...........................................................................      (335,325)        (131,834)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (3,275,667)      (1,379,162)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................   (41,155,752)     (31,397,414)

         Class B...........................................................................   (22,662,908)     (11,326,185)

         Class E...........................................................................    (8,496,350)      (6,923,173)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                              (72,315,010)     (49,646,772)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (75,590,677)     (51,025,934)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................   157,959,989      214,706,022
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    95,611,276      237,270,195


Net Assets

   Beginning of the period.................................................................   731,040,320      493,770,125
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               731,040,320
   End of the period.......................................................................$  826,651,596  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 3,500,793
   End of the period.......................................................................$    4,023,811  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                            June 30, 2006                   Year ended
                                                                     -----------------------------      December 31, 2005
                                                                    -                             ------------------------------
                                                                        Shares                       Shares
                                                                     -------------       $         ------------        $
                                                                    -             -----------------            -----------------

Class A
                                                                                     103,302,397                   177,372,794
   Sales............................................................  4,898,796   $                  8,737,915 $

   Reinvestments....................................................  2,095,223       43,433,979     1,812,085      32,490,686

   Redemptions...................................................... (3,267,464)     (68,835,780)   (5,956,353)   (121,309,235)
                                                                     -------------                 ------------
                                                                    -             -----------------            -----------------
                                                                                      77,900,596                    88,554,245
   Net increase.....................................................  3,726,555   $                  4,593,647 $
                                                                     =============
                                                                    =             ================

Class B
                                                                                      76,774,889                   123,832,063
   Sales............................................................  3,682,043   $                  6,217,998 $

   Reinvestments....................................................  1,135,038       23,325,023       645,320      11,480,241

   Redemptions...................................................... (1,209,262)     (25,101,588)   (1,334,921)    (26,627,523)
                                                                     -------------                 ------------
                                                                    -             -----------------            -----------------
                                                                                      74,998,324                   108,684,781
   Net increase.....................................................  3,607,819   $                  5,528,397 $
                                                                     =============
                                                                    =             ================

Class E
                                                                                      12,327,969                    29,390,220
   Sales............................................................    580,616   $                  1,463,500 $

   Reinvestments....................................................    427,270        8,831,675       394,355       7,055,007

   Redemptions......................................................   (767,113)     (16,098,575)     (948,685)    (18,978,231)
                                                                     -------------                 ------------
                                                                    -             -----------------            -----------------
                                                                                       5,061,069                    17,466,996
   Net increase.....................................................    240,773   $                    909,170 $
                                                                     =============
                                                                    =             ================
                                                                                     157,959,989                   214,706,022
   Increase derived from capital share transactions.................  7,575,147   $                 11,031,214 $
                                                                     =============
                                                                    =             ================

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)


                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       20.67                    12.76                   14.82
Net Asset Value, Beginning of Period.............$      20.97     $           $    17.35   $           $    14.16  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.09           0.12        0.07         0.06        0.06        0.13

   Net realized and unrealized gain (loss) on
      investments................................        0.50           2.08        3.82         4.58       (1.42)      (0.50)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        0.59           2.20        3.89         4.64       (1.36)      (0.37)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.11)         (0.06)      (0.05)       (0.05)      (0.01)      (0.03)

   Distributions from net realized capital gains.       (1.95)         (1.84)      (0.52)        0.00       (0.03)      (0.26)
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (2.06)         (1.90)      (0.57)       (0.05)      (0.04)      (0.29)
                                                  ----------------
                                                 -                ------------
                                                                       20.97                    17.35                   14.16
Net Asset Value, End of Period...................$      19.50     $           $    20.67   $           $    12.76  $
                                                  ================
                                                 =                ============

Total Return (%).................................         2.2 (b)       12.3        22.9         36.5        (9.6)       (2.5)

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.72 (c)       0.76        0.76         0.80        0.80        0.81

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.70 (c)       0.75        0.73         0.77        0.77        0.69

Ratio of net investment income to average net
   assets (%)....................................        1.05 (c)       0.67        0.43         0.41        0.43        0.90

Portfolio turnover rate (%)......................          46 (c)         90          55           61          84         212
                                                                     428,897                  222,050                 160,074
Net assets, end of period (000)..................$    471,336     $           $  327,782   $           $  156,117  $


                                                                                        Class B
                                                       ---------------------------------------------------------------------------
                                                      -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                       ----------------                  Year ended December 31,
                                                      -                -----------------------------------------------------------
                                                                           2005                   2003                  2001(a)
                                                                        -----------    2004     ----------   2002     ------------
                                                                       -           -------------          ------------
                                                                            20.51                   12.69                14.36
Net Asset Value, Beginning of Period..................$      20.78     $           $    17.23  $          $    14.12 $
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

Income From Investment Operations

   Net investment income..............................        0.07           0.07        0.03        0.03       0.01      0.04

   Net realized and unrealized gain (loss) on
      investments.....................................        0.48           2.06        3.79        4.55      (1.40)    (0.28)
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

   Total from investment operations...................        0.55           2.13        3.82        4.58      (1.39)    (0.24)
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

Less Distributions

   Distributions from net investment income...........       (0.06)         (0.02)      (0.02)      (0.04)     (0.01)     0.00

   Distributions from net realized capital gains......       (1.95)         (1.84)      (0.52)       0.00      (0.03)     0.00
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

   Total distributions................................       (2.01)         (1.86)      (0.54)      (0.04)     (0.04)     0.00
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------
                                                                            20.78                   17.23                14.12
Net Asset Value, End of Period........................$      19.32     $           $    20.51  $          $    12.69 $
                                                       ================                                    ==========
                                                      =                ============                       =          =============

Total Return (%)......................................         2.1 (b)       11.9        22.7        36.2       (9.9)     (1.7)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)......................        0.97 (c)       1.01        1.01        1.05       1.05      1.06 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)...................        0.95 (c)       0.99        0.98        1.02       1.02      0.97 (c)

Ratio of net investment income to average net assets
   (%)................................................        0.81 (c)       0.46        0.17        0.18       0.17      0.77 (c)

Portfolio turnover rate (%)...........................          46 (c)         90          55          61         84       212
                                                                          209,448                  27,173                2,410
Net assets, end of period (000).......................$    264,440     $           $   93,366  $          $   11,113 $

(a)  Commencement of operations was May 1, 2001 for Classes B and E.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)



                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              20.61                  12.74               14.37
Net Asset Value, Beginning of Period....................$      20.90     $          $    17.31  $          $   14.15 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income................................        0.09           0.10       0.05        0.05      0.03      0.00

   Net realized and unrealized gain (loss) on
      investments.......................................        0.48           2.06       3.81        4.57     (1.40)    (0.22)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        0.57           2.16       3.86        4.62     (1.37)    (0.22)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net investment income.............       (0.08)         (0.03)     (0.04)      (0.05)    (0.01)     0.00

   Distributions from net realized capital gains........       (1.95)         (1.84)     (0.52)       0.00     (0.03)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (2.03)         (1.87)     (0.56)      (0.05)    (0.04)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              20.90                  17.31               14.15
Net Asset Value, End of Period..........................$      19.44     $          $    20.61  $          $   12.74 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         2.1 (b)       12.1       22.8        36.4      (9.7)     (1.5)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        0.87 (c)       0.91       0.91        0.95      0.95      0.96 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        0.85 (c)       0.90       0.88        0.92      0.92      0.87 (c)

Ratio of net investment income to average net assets (%)        0.90 (c)       0.52       0.28        0.29      0.29      0.67 (c)

Portfolio turnover rate (%).............................          46 (c)         90         55          61        84       212
                                                                             92,695                 28,400                  32
Net assets, end of period (000).........................$     90,876     $          $   72,652  $          $   5,735 $

(a)  Commencement of operations was May 1, 2001 for Classes B and E.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.9% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--0.6%
                                                                       5,937,777
K&F Industries Holdings, Inc. (a)....  334,900 $
                                                --------------
                                               -


Biotechnology--0.6%

PRA International (a)................  255,424     5,688,292
                                                --------------
                                               -


Building Products--0.6%

Goodman Global, Inc..................  389,100     5,906,538
                                                --------------
                                               -


Capital Markets--4.2%

Jefferies Group, Inc.................  356,500    10,563,095

Piper Jaffray Co. (a)................  497,500    30,451,975
                                                --------------
                                               -
                                                                      41,015,070
                                                --------------
                                               -


Commercial Banks--13.6%

Boston Private Financial Holdings,
   Inc. (a)..........................  475,000    13,252,500

Cathay General Bancorp (a) (b).......  245,100     8,916,738

Central Pacific Financial Corp. (a)..  189,200     7,322,040

First Midwest Bancorp, Inc. (a)......  401,900    14,902,452

First Niagara Financial Group, Inc.
   (a)...............................  486,700     6,823,534

Harbor Florida Bancshares, Inc. (a)..   34,300     1,273,902

Sterling Bancshares, Inc. (a)........  566,300    10,618,125

Sterling Financial Corp.
   (Washington) (a)..................  623,600    19,026,036

Taylor Capital Group, Inc. (a).......  312,800    12,765,368

Trustmark Corp. (a)..................  309,300     9,579,021

Umpqua Holdings Corp. (a)............  320,100     8,210,565

WestAmerica Bancorp (a)..............  122,300     5,989,031

Wintrust Financial Corp. (a).........  268,900    13,673,565
                                                --------------
                                               -
                                                                     132,352,877
                                                --------------
                                               -


Commercial Services & Supplies--8.1%

Copart, Inc. (b).....................  347,300     8,529,688

Pike Electric Corp. (a)..............  438,700     8,449,362

The Brinks Co. (a)...................  590,100    33,287,541

Waste Connections, Inc. (a) (b)......  381,800    13,897,520

Watson Wyatt & Co. Holdings (a) (b)..  407,000    14,301,980
                                                --------------
                                               -
                                                                      78,466,091
                                                --------------
                                               -


Communications Equipment--1.2%

Polycom, Inc. (a) (b)................  548,100    12,014,352
                                                --------------
                                               -


Computers & Peripherals--2.4%

Electronics for Imaging, Inc. (a)....  447,600     9,345,888

Imation Corp.........................  345,600    14,186,880
                                                --------------
                                               -
                                                                      23,532,768
                                                --------------
                                               -


Construction & Engineering--1.3%

Washington Group International, Inc.
   (b)...............................  232,900    12,422,886
                                                --------------
                                               -


Containers & Packaging--2.5%

AptarGroup, Inc......................  144,100     7,148,801

Silgan Holdings, Inc.................  195,900     7,250,259

Smurfit-Stone Container Corp. (a) (b)  885,200     9,684,088
                                                --------------
                                               -
                                                                      24,083,148
                                                --------------
                                               -


Diversified Consumer Services--1.8%

Jackson Hewitt Tax Service, Inc......  215,800     6,765,330

Regis Corp. (a)......................  300,600    10,704,366
                                                --------------
                                               -
                                                                      17,469,696
                                                --------------
                                               -

Security Description                  Shares       Value*
---------------------------------------------------------------



Electric Utilities--2.5%
                                                                      13,103,761
Black Hills Corp. (a)..............   381,700  $

El Paso Electric Co. (a)...........   538,000     10,846,080
                                                --------------
                                               -
                                                                      23,949,841
                                                --------------
                                               -


Electronic Equipment & Instruments--0.7%

Thermo Electron Corp. (b)..........   187,800      6,805,872
                                                --------------
                                               -


Energy Equipment & Services--0.6%

CARBO Ceramics, Inc. (a)...........   113,200      5,561,516
                                                --------------
                                               -


Food & Staples Retailing--0.4%

BJ's Wholesale Club, Inc. (a) (b)..   149,700      4,243,995
                                                --------------
                                               -


Food Products--2.5%

Chiquita Brands International,
   Inc. (a)........................   583,200      8,036,496

Hain Celestial Group, Inc. (a) (b).   622,200     16,027,872
                                                --------------
                                               -
                                                                      24,064,368
                                                --------------
                                               -


Health Care Equipment & Supplies--2.5%

DJ Orthopedics, Inc. (a)...........   613,400     22,591,522

Polymedica Corp....................    59,100      2,125,236
                                                --------------
                                               -
                                                                      24,716,758
                                                --------------
                                               -


Health Care Providers & Services--5.8%

AmSurg Corp. (a) (b)...............   345,800      7,866,950

HMS Holdings Corp..................   830,600      8,904,032

Magellan Health Services, Inc. (a).   325,500     14,748,405

Per-Se Technologies, Inc. (a)......   611,400     15,395,052

Radiation Therapy Services, Inc.
   (a) (b).........................   356,247      9,586,607
                                                --------------
                                               -
                                                                      56,501,046
                                                --------------
                                               -


Hotels, Restaurants & Leisure--6.4%

Gaylord Entertainment Co. (a) (b)..   339,200     14,802,688

Landry's Restaurants, Inc. (a).....   312,100     10,127,645

Orient-Express Hotels, Ltd. (Class
   A) (a)..........................   340,400     13,221,136

Riviera Holdings Corp. (a).........   274,900      5,552,980

Ryan's Restaurant Group, Inc. (a)..   498,700      5,939,517

Vail Resorts, Inc. (a).............   338,800     12,569,480
                                                --------------
                                               -
                                                                      62,213,446
                                                --------------
                                               -


Household Durables--1.9%

Directed Electronics, Inc..........   475,383      6,237,025

Jarden Corp. (a)...................   414,049     12,607,792
                                                --------------
                                               -
                                                                      18,844,817
                                                --------------
                                               -


Industrial Conglomerates--2.2%

Walter Industries, Inc. (a)........   375,300     21,636,045
                                                --------------
                                               -


Insurance--6.6%

Aspen Insurance Holdings, Ltd. (a).   515,300     12,001,337

Endurance Specialty Holdings, Ltd..   200,300      6,409,600

Hanover Insurance Group, Inc.......   432,700     20,535,942

National Financial Partners Corp.
   (a).............................   363,300     16,097,823

Platinum Underwriters Holdings,
   Ltd. (a)........................   313,400      8,768,932
                                                --------------
                                               -
                                                                      63,813,634
                                                --------------
                                               -


Internet Software & Services--1.0%

SkillSoft, Plc. (ADR) (a) (b)...... 1,649,300     10,093,716
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                    Shares      Value*
---------------------------------------------------------------



IT Services--2.9%

CACI International, Inc. (Class A)
   (a) (b)............................  167,200    9,752,776

Forrester Research, Inc. (a) (b)......  319,100    8,928,418

The BISYS Group, Inc. (b).............  710,300    9,731,110
                                                 -------------
                                                -
                                                                      28,412,304
                                                 -------------
                                                -


Leisure Equipment & Products--1.3%

Marvel Entertainment, Inc. (a) (b)....  399,800    7,996,000

RC2 Corp. (a) (b).....................  116,000    4,484,560
                                                 -------------
                                                -
                                                                      12,480,560
                                                 -------------
                                                -


Machinery--2.9%

IDEX Corp. (a)........................  176,800    8,344,960

Kennametal, Inc.......................  110,700    6,891,075

The Timkin Co.........................  210,800    7,063,908

Watts Industries, Inc. (a)............  175,600    5,891,380
                                                 -------------
                                                -
                                                                      28,191,323
                                                 -------------
                                                -


Marine--0.6%

American Commercial Lines, Inc. (a)
   (b)................................   93,200    5,615,300
                                                 -------------
                                                -


Media--1.8%

Regal Entertainment Group (a).........  569,400   11,570,208

Scholastic Corp. (b)..................  238,800    6,201,636
                                                 -------------
                                                -
                                                                      17,771,844
                                                 -------------
                                                -


Multi-Utilities--1.0%

PNM Resources, Inc. (a)...............  388,700    9,701,952
                                                 -------------
                                                -


Multiline Retail--0.7%

Saks, Inc. (a)........................  418,100    6,760,677
                                                 -------------
                                                -


Oil, Gas & Consumable Fuels--3.9%

Comstock Resources, Inc. (b)..........  252,000    7,524,720

Foundation Coal Holdings, Inc.........  111,000    5,209,230

Goodrich Petroleum Corp. (a) (b)......  191,600    5,439,524

Massey Energy Co. (a).................  364,423   13,119,228

Whiting Petroleum Corp. (a)...........  153,800    6,439,606
                                                 -------------
                                                -
                                                                      37,732,308
                                                 -------------
                                                -


Pharmaceuticals--1.4%

Andrx Corp. (b).......................  447,700   10,382,163

Valeant Pharmaceuticals
   International, Inc. (a)............  184,200    3,116,664
                                                 -------------
                                                -
                                                                      13,498,827
                                                 -------------
                                                -

Security Description                 Shares         Value*
----------------------------------------------------------------



Real Estate--2.9%
                                       184,100
Corporate                              Office Properties Trust (REIT) $
                                       7,746,928 346,400
Education Realty Trust, Inc. (REIT) (a)            5,767,560

Innkeepers USA Trust (REIT) (a)...     377,200     6,518,016
                                       407,900
Strategic Hotel Capital, Inc. (REIT) (a)           8,459,846
                                                ---------------
                                               -
                                                                      28,492,350
                                                ---------------
                                               -


Road & Rail--0.6%

Vitran Corp., Inc.................     239,700     5,630,553
                                                ---------------
                                               -


Semiconductors & Semiconductor Equipment--0.5%

PMC-Sierra, Inc. (a) (b)..........     551,200     5,181,280
                                                ---------------
                                               -


Software--0.7%

FileNET Corp. (a) (b).............     233,200     6,280,076
                                                ---------------
                                               -


Specialty Retail--4.2%

OfficeMax, Inc....................     233,900     9,531,425

PETCO Animal Supplies, Inc. (a)...     498,600    10,186,398

Stage Stores, Inc. (a)............     289,449     9,551,817

The Finish Line, Inc. (Class A)
   (a)............................     407,800     4,824,274

The Talbots, Inc. (a).............     360,272     6,647,018
                                                ---------------
                                               -
                                                                      40,740,932
                                                ---------------
                                               -


Textiles, Apparel & Luxury Goods--2.7%

Phillips-Van Heusen Corp. (a).....     430,300    16,420,248

The Warnaco Group, Inc. (a) (b)...     536,900    10,029,292
                                                ---------------
                                               -
                                                                      26,449,540
                                                ---------------
                                               -


Thrifts & Mortgage Finance--0.8%

WSFS Financial Corp. (a)..........     131,270     8,066,542
                                                ---------------
                                               -

Total Common Stock
   (Identified Cost $934,398,966).               962,340,917
                                                ---------------
                                               -

Short Term Investments--1.4%
                                      Face
Security Description                 Amount         Value*
----------------------------------------------------------------


Discount Notes--1.4%

Federal Home Loan Bank
   4.750%, 07/03/06...............$ 14,000,000    13,996,306
                                                ---------------
                                               -

Total Short Term Investments
   (Identified Cost $13,996,306)..                13,996,306
                                                ---------------
                                               -

Total Investments--100.3%
   (Identified Cost $948,395,272)
   (c)............................               976,337,223

Liabilities in excess of other
   assets.........................                (3,183,500)
                                                ---------------
                                               -
                                                                     973,153,723
Total Net Assets--100%.............             $
                                                ===============
                                               =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $228,132,937 and the collateral received consisted of cash in the amount of $232,734,391.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $948,395,272 and the composition of unrealized appreciation and depreciation of investment securities was $ 62,985,959 and $(35,044,008), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                               976,337,223
   Investments at value........                                                                           $

   Cash........................                                                                                     56,689

   Collateral for securities loaned                                                                            232,734,391

   Receivable for:

      Securities sold..........                                                                                 11,715,226

      Fund shares sold.........                                                                                  1,395,949

      Accrued interest and dividends                                                                               605,743
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              1,222,845,221

Liabilities

   Payable for:

      Fund shares redeemed.....                                                           $    1,214,075

      Securities purchased.....                                                               14,739,215

      Return of collateral for securities loaned                                             232,734,391

   Accrued expenses:

      Management fees..........                                                                  659,192

      Service and distribution fees                                                               57,716

      Other expenses...........                                                                  286,909
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                249,691,498
                                                                                                           -----------------
                                                                                                          -
                                                                                                               973,153,723
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                               871,166,443
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                        1,859,132

      Accumulated net realized gains                                                                            72,186,198

      Unrealized appreciation on investments                                                                    27,941,950
                                                                                                           -----------------
                                                                                                          -
                                                                                                               973,153,723
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     16.04
Net asset value and redemption price per share ($586,701,328 divided by 36,567,836 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     15.86
Net asset value and redemption price per share ($140,163,847 divided by 8,839,336 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     15.91
Net asset value and redemption price per share ($246,288,548 divided by 15,482,808 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                               948,395,272
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    5,190,513(a)
   Dividends........................                                                            $

   Interest.........................                                                                  732,311
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    5,922,824

Expenses

   Management fees..................                                     $  4,104,909

   Service and distribution fees--Class B                                      162,771

   Service and distribution fees--Class E                                      192,128

   Directors' fees and expenses.....                                           10,573

   Custodian........................                                           95,841

   Audit and tax services...........                                           13,760

   Legal............................                                           15,035

   Printing.........................                                          227,282

   Insurance........................                                            9,079

   Miscellaneous....................                                            7,001
                                                                          ----------------------
                                                                         -

   Total expenses...................                                        4,838,379

   Expense reductions...............                                         (262,195)              4,576,184
                                                                          ----------------------
                                                                         -                      ----------------------------

Net Investment Income...............                                                                1,346,640
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain
Realized gain on:

   Investments--net..................                                                               72,757,300
Unrealized depreciation on:

   Investments--net..................                                                              (18,976,251)
                                                                                                 ---------------------------
                                                                                                -

Net gain............................                                                               53,781,049
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   55,127,689
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $127,370.
                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                             Six months
                                                                                                ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                           ----------------      2005
                                                                                          -                -----------------

From Operations
                                                                                                                 3,502,100
   Net investment income..................................................................$     1,346,640  $

   Net realized gain......................................................................     72,757,300      188,560,892

   Unrealized depreciation................................................................    (18,976,251)    (152,734,201)
                                                                                           ----------------
                                                                                          -                -----------------

   Increase in net assets from operations.................................................     55,127,689       39,328,791
                                                                                           ----------------
                                                                                          -                -----------------

   From Distributions to Shareholders

      Net investment income

         Class A..........................................................................     (1,945,245)               0

         Class B..........................................................................       (102,941)               0

         Class E..........................................................................       (458,488)               0
                                                                                           ----------------
                                                                                          -                -----------------
                                                                                               (2,506,674)               0
                                                                                           ----------------
                                                                                          -                -----------------

      Net realized gain

         Class A..........................................................................   (115,020,430)     (42,516,221)

         Class B..........................................................................    (25,158,754)      (5,460,595)

         Class E..........................................................................    (48,023,370)     (17,557,622)
                                                                                           ----------------
                                                                                          -                -----------------
                                                                                             (188,202,554)     (65,534,438)
                                                                                           ----------------
                                                                                          -                -----------------

   Total distributions....................................................................   (190,709,228)     (65,534,438)
                                                                                           ----------------
                                                                                          -                -----------------

   Increase in net assets from capital share transactions.................................    134,267,322        1,426,644
                                                                                           ----------------
                                                                                          -                -----------------

   Total (decrease) in net assets.........................................................     (1,314,217)     (24,779,003)


Net Assets

   Beginning of the period................................................................    974,467,940      999,246,943
                                                                                           ----------------
                                                                                          -                -----------------
                                                                                                               974,467,940
   End of the period......................................................................$   973,153,723  $
                                                                                           ================
                                                                                          =                =================

Undistributed Net Investment Income
                                                                                                                 3,019,166
   End of the period......................................................................$     1,859,132  $
                                                                                           ================
                                                                                          =                =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                           June 30, 2006                   Year ended
                                                                    -----------------------------       December 31, 2005
                                                                   -                             -------------------------------
                                                                       Shares                        Shares
                                                                    -------------       $         -------------        $
                                                                   -             -----------------             -----------------

Class A
                                                                                      52,674,654                    99,439,133
   Sales...........................................................  2,849,400   $                  5,458,141  $

   Reinvestments...................................................  6,941,583       116,965,675    2,538,282       42,516,221

   Redemptions..................................................... (5,783,431)     (104,639,534) (10,228,100)    (186,914,961)
                                                                    -------------
                                                                   -             ----------------
                                                                                      65,000,795                   (44,959,607)
   Net increase (decrease).........................................  4,007,552   $                 (2,231,677) $
                                                                    =============                 =============
                                                                   =             =================             =================

Class B
                                                                                      28,502,750                    66,518,582
   Sales...........................................................  1,593,220   $                  3,682,166  $

   Reinvestments...................................................  1,516,308        25,261,695      328,952        5,460,595

   Redemptions.....................................................   (636,586)      (11,519,364)    (729,889)     (13,169,328)
                                                                    -------------
                                                                   -             ----------------
                                                                                      42,245,081                    58,809,849
   Net increase....................................................  2,472,942   $                  3,281,229  $
                                                                    =============                 =============
                                                                   =             =================             =================

Class E
                                                                                       9,602,406                    20,092,410
   Sales...........................................................    523,719   $                  1,110,787  $

   Reinvestments...................................................  2,901,368        48,481,858    1,055,146       17,557,622

   Redemptions..................................................... (1,712,382)      (31,062,818)  (2,761,705)     (50,073,630)
                                                                    -------------
                                                                   -             ----------------
                                                                                      27,021,446                   (12,423,598)
   Net increase (decrease).........................................  1,712,705   $                   (595,772) $
                                                                    =============                 =============
                                                                   =             =================             =================
                                                                                     134,267,322                     1,426,644
   Increase derived from capital share transactions................  8,193,199   $                    453,780  $
                                                                    =============                 =============
                                                                   =                             =

                                   See accompanying notes to financial
statements.
 Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)


                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       19.17                    11.07                   12.24
Net Asset Value, Beginning of Period.............$      18.55     $           $    16.62   $           $    14.13  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income (loss)..................        0.03           0.08        0.00        (0.01)      (0.04)       0.02

   Net realized and unrealized gain (loss) on
      investments................................        1.19           0.57        2.55         5.56       (2.95)       1.94
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        1.22           0.65        2.55         5.55       (2.99)       1.96
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.06)          0.00        0.00         0.00       (0.01)      (0.01)

   Distributions from net realized capital gains.       (3.67)         (1.27)       0.00         0.00       (0.06)      (0.06)
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (3.73)         (1.27)       0.00         0.00       (0.07)      (0.07)
                                                  ----------------
                                                 -                ------------
                                                                       18.55                    16.62                   14.13
Net Asset Value, End of Period...................$      16.04     $           $    19.17   $           $    11.07  $
                                                  ================
                                                 =                ============

Total Return (%).................................         5.6 (b)        4.2        15.3         50.1       (21.3)       16.0

Ratio of operating expenses to average net
   assets before expense reductions (%)..........        0.90 (c)       0.89        0.89         0.93        0.95        0.98

Ratio of operating expenses to average net
   assets after expense reductions (%) (d).......        0.85 (c)       0.84        0.87          N/A         N/A         N/A

Ratio of net investment income (loss) to average
   net assets (%)................................        0.34 (c)       0.42       (0.03)       (0.10)      (0.28)       0.18

Portfolio turnover rate (%)......................         162 (c)        175          33           44          27          15
                                                                     604,086                  561,245                 291,426
Net assets, end of period (000)..................$    586,701     $           $  666,800   $           $  319,202  $


                                                                                         Class B
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                             2005                   2003                2001(a)
                                                                          -----------    2004     ---------   2002    ------------
                                                                         -           -------------         -----------
                                                                              19.02                  11.04               14.12
Net Asset Value, Beginning of Period....................$      18.35     $           $    16.53  $         $   14.12 $
                                                         ----------------                                   ---------
                                                        -                ------------                      -         -------------

Income From Investment Operations

   Net investment income (loss).........................        0.01           0.03        0.00      (0.01)     0.00      0.00

   Net realized and unrealized gain (loss) on
      investments.......................................        1.19           0.57        2.49       5.50     (3.01)     0.00
                                                         ----------------                                   ---------
                                                        -                ------------                      -         -------------

   Total from investment operations.....................        1.20           0.60        2.49       5.49     (3.01)     0.00
                                                         ----------------                                   ---------
                                                        -                ------------                      -         -------------

Less Distributions

   Distributions from net investment income.............       (0.02)          0.00        0.00       0.00     (0.01)     0.00

   Distributions from net realized capital gains........       (3.67)         (1.27)       0.00       0.00     (0.06)     0.00
                                                         ----------------                                   ---------
                                                        -                ------------                      -         -------------

   Total distributions..................................       (3.69)         (1.27)       0.00       0.00     (0.07)     0.00
                                                         ----------------                                   ---------
                                                        -                ------------                      -         -------------
                                                                              18.35                  16.53               14.12
Net Asset Value, End of Period..........................$      15.86     $           $    19.02  $         $   11.04 $
                                                         ================                                   =========
                                                        =                ============                      =         =============

Total Return (%)........................................         5.5 (b)        3.9        15.1       49.7     (21.5)     0.00(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        1.15 (c)       1.14        1.14       1.18      1.20      1.23(c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        1.10 (c)       1.09        1.12        N/A       N/A       N/A

Ratio of net investment income (loss) to average net
   assets (%)...........................................        0.10 (c)       0.20       (0.09)     (0.26)    (0.53)     0.00(c)

Portfolio turnover rate (%).............................         162 (c)        175          33         44        27        15
                                                                            116,849                  1,120                 0.1
Net assets, end of period (000).........................$    140,164     $           $   58,676  $         $      10 $

(a)  Commencement of operations was May 1, 2001 for Classes B and E.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)


                                                                                       Class E
                                                     -----------------------------------------------------------------------------
                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                     ----------------                   Year ended December 31,
                                                    -                -------------------------------------------------------------
                                                                         2005                    2003                   2001(a)
                                                                      -----------    2004     ------------   2002     ------------
                                                                     -           -------------            ------------
                                                                          19.06                   11.04                  14.12
Net Asset Value, Beginning of Period................$      18.41     $           $    16.55  $            $    14.12 $
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

Income From Investment Operations

   Net investment income (loss).....................        0.02           0.05       (0.02)      (0.02)       (0.01)    (0.01)

   Net realized and unrealized gain (loss) on
      investments...................................        1.19           0.57        2.53        5.53        (3.00)     0.01
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

   Total from investment operations.................        1.21           0.62        2.51        5.51        (3.01)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

Less Distributions

   Distributions from net investment income.........       (0.04)          0.00        0.00        0.00        (0.01)     0.00

   Distributions from net realized capital gains....       (3.67)         (1.27)       0.00        0.00        (0.06)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------

   Total distributions..............................       (3.71)         (1.27)       0.00        0.00        (0.07)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          -------------
                                                                          18.41                   16.55                  14.12
Net Asset Value, End of Period......................$      15.91     $           $    19.06  $            $    11.04 $
                                                     ================                                      ==========
                                                    =                ============                         =          =============

Total Return (%)....................................         5.6 (b)        4.0        15.2        49.9        (21.5)     0.00 (b)

Ratio of operating expenses to average net assets
   before expense reductions (%)....................        1.05 (c)       1.04        1.04        1.08         1.10      1.13 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d).................        1.00 (c)       0.99        1.02         N/A          N/A       N/A

Ratio of net investment income (loss) to average
   net assets (%)...................................        0.19 (c)       0.27       (0.16)      (0.22)       (0.43)    (0.25)(c)

Portfolio turnover rate (%).........................         162 (c)        175          33          44           27        15
                                                                        253,532                 178,240                  6,720
Net assets, end of period (000).....................$    246,289     $           $  273,771  $            $   56,055 $

(a)  Commencement of operations was May 1, 2001 for Classes B and E.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--99.3% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--2.1%
                                                                       1,593,806
Argon, Inc. (a).......................  59,850 $

Essex Corp. (a).......................  36,100       664,962

K&F Industries Holdings, Inc..........  19,400       343,962
                                                --------------
                                               -
                                                                       2,602,730
                                                --------------
                                               -


Air Freight & Logistics--1.4%

Forward Air Corp......................  44,700     1,820,631
                                                --------------
                                               -


Airlines--1.6%

JetBlue Airways Corp. (a).............  75,700       918,998

Republic Airways Holdings, Inc. (a)...  61,900     1,053,538
                                                --------------
                                               -
                                                                       1,972,536
                                                --------------
                                               -


Auto Components--1.7%

Drew Industries, Inc. (a).............  39,200     1,270,080

Tenneco, Inc..........................  35,240       916,240
                                                --------------
                                               -
                                                                       2,186,320
                                                --------------
                                               -


Biotechnology--3.8%

Digene Corp. (a)......................  23,800       922,012

Keryx Biopharmaceuticals, Inc. (a)....  50,400       715,680

Myogen, Inc. (a)......................  28,100       814,900

Myriad Genetics, Inc..................  50,500     1,275,125

Panacos Pharmaceuticals, Inc. (a).....  30,200       166,704

Telik, Inc. (a).......................  55,800       920,700
                                                --------------
                                               -
                                                                       4,815,121
                                                --------------
                                               -


Building Products--0.4%

Goodman Global, Inc...................  35,000       531,300
                                                --------------
                                               -


Capital Markets--1.4%

Ares Capital Corp.....................  41,738       706,624

GFI Group, Inc. (a)...................  18,700     1,008,865
                                                --------------
                                               -
                                                                       1,715,489
                                                --------------
                                               -


Chemicals--2.2%

Cabot Corp............................  19,600       676,592

FMC Corp. (a).........................  20,100     1,294,239

Minerals Technologies, Inc............  15,700       816,400
                                                --------------
                                               -
                                                                       2,787,231
                                                --------------
                                               -


Commercial Banks--4.1%

East West Bancorp, Inc................  13,100       496,621

First Republic Bank...................   9,000       412,200

First State Bancorp...................  20,518       487,918

Franklin Bank Corp. (a)...............  22,000       444,180

Hancock Holding Co....................  10,700       599,200

Signature Bank (a)....................  15,100       488,938

UCBH Holdings, Inc....................  51,300       848,502

UMB Financial Corp....................   9,400       313,396

Whitney Holdings Corp.................  29,700     1,050,489
                                                --------------
                                               -
                                                                       5,141,444
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Commercial Services & Supplies--3.6%
                                                                         773,514
Advance America Cash Advance
   Centers, Inc......................   44,100 $

CDI Corp.............................   32,700       948,300

Global Cash Access, Inc. (a).........   40,400       631,452

Headwaters, Inc. (a).................   34,400       879,264

LECG Corp. (a).......................   31,900       589,193

Resources Connection, Inc. (a).......   30,600       765,612
                                                --------------
                                               -
                                                                       4,587,335
                                                --------------
                                               -


Communications Equipment--4.5%

Arris Group, Inc. (a)................   96,700     1,268,704

F5 Networks, Inc. (a)................   13,500       721,980

Ixia (a).............................   88,100       792,900

Netgear, Inc. (a)....................   26,900       582,385

Redback Networks, Inc. (a)...........   31,400       575,876

ViaSat, Inc. (a).....................   68,300     1,753,944
                                                --------------
                                               -
                                                                       5,695,789
                                                --------------
                                               -


Computers & Peripherals--0.5%

Xyratex, Ltd.........................   21,700       573,965
                                                --------------
                                               -


Diversified Consumer Services--1.6%

Jackson Hewitt Tax Service, Inc......   27,400       858,990

Lincoln Educational Services (a).....   20,900       357,181

Strayer Education, Inc...............    8,600       835,232
                                                --------------
                                               -
                                                                       2,051,403
                                                --------------
                                               -


Electronic Equipment &
   Instruments--4.1%

FLIR Systems, Inc. (a)...............   71,200     1,570,672

Greatbatch, Inc. (a).................   21,500       507,400

Tektronix, Inc.......................   45,500     1,338,610

Trimble Navigation, Ltd. (a).........   38,180     1,704,355
                                                --------------
                                               -
                                                                       5,121,037
                                                --------------
                                               -


Energy Equipment & Services--5.8%

FMC Technologies, Inc. (a)...........   26,800     1,807,928

Helix Energy Solutions Group, Inc.
   (a)...............................   60,000     2,421,600

Oil States International, Inc. (a)...   19,100       654,748

Seitel, Inc..........................  145,200       516,912

Superior Energy Services, Inc. (a)...   57,500     1,949,250
                                                --------------
                                               -
                                                                       7,350,438
                                                --------------
                                               -


Health Care Equipment & Supplies--4.3%

Allscripts Heathcare Solutions, Inc..   53,100       931,905

American Medical Systems Holdings,
   Inc. (a)..........................   51,000       849,150

DexCom, Inc..........................   37,100       503,818

Molecular Devices Corp. (a)..........   38,700     1,182,672

Trizetto Group.......................   56,100       829,719

Varian, Inc. (a).....................   28,600     1,187,186
                                                --------------
                                               -
                                                                       5,484,450
                                                --------------
                                               -


Health Care Providers & Services--3.9%

Parexel International Corp. (a)......   45,500     1,312,675

Psychiatric Solutions, Inc. (a)......   36,200     1,037,492

RehabCare Group, Inc. (a)............   33,700       585,706

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Health Care Providers & Services--(Continued)
                                                                         962,240
United Surgical Partners
   International, Inc. (a)...........   32,000 $

VCA Antech, Inc. (a).................   33,900     1,082,427
                                                --------------
                                               -
                                                                       4,980,540
                                                --------------
                                               -


Hotels, Restaurants & Leisure--6.4%

BJ's Restaurants, Inc. (a)...........   31,300       699,242

Four Seasons Hotels, Inc.............   18,300     1,124,352

Gaylord Entertainment Co. (a)........   22,200       968,808

Orient-Express Hotels, Ltd. (Class A)   45,600     1,771,104

Panera Bread Co. (a).................   13,900       934,636

Penn National Gaming, Inc. (a).......   55,900     2,167,802

Red Lion Hotels Corp.................   38,100       417,195
                                                --------------
                                               -
                                                                       8,083,139
                                                --------------
                                               -


Insurance--1.2%

Aspen Insurance Holdings, Ltd........    3,700        86,173

Max Re Capital, Ltd..................   27,100       591,864

National Financial Partners Corp.....   18,500       819,735
                                                --------------
                                               -
                                                                       1,497,772
                                                --------------
                                               -


Internet Software & Services--2.5%

aQuantive, Inc. (a)..................    6,600       167,178

Ariba, Inc...........................  102,200       841,106

Marchex, Inc. (a)....................   78,400     1,288,112

ValueClick, Inc. (a).................   55,000       844,250
                                                --------------
                                               -
                                                                       3,140,646
                                                --------------
                                               -


IT Services--4.3%

BearingPoint, Inc. (a)...............  119,600     1,001,052

Euronet Worldwide, Inc...............   32,500     1,247,025

Heartland Payment Systems, Inc. (a)..   28,100       783,428

RightNow Technologies, Inc. (a)......   55,000       917,400

Sapient Corp. (a)....................  281,600     1,492,480
                                                --------------
                                               -
                                                                       5,441,385
                                                --------------
                                               -


Machinery--2.1%

Flowserve Corp. (a)..................   24,800     1,411,120

The Manitowoc Co., Inc...............   28,500     1,268,250
                                                --------------
                                               -
                                                                       2,679,370
                                                --------------
                                               -


Marine--0.8%

American Commercial Lines, Inc. (a)..   16,600     1,000,150
                                                --------------
                                               -


Metals & Mining--1.4%

Alpha Natural Resources, Inc. (a)....   29,200       572,904

RTI International Metals, Inc........   20,700     1,155,888
                                                --------------
                                               -
                                                                       1,728,792
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--3.4%

Bill Barrett Corp. (a)...............   30,200       894,222

Denbury Resources, Inc. (a)..........   51,000     1,615,170

Mariner Energy, Inc. (a).............   39,200       720,104

Western Refining, Inc................   50,400     1,087,632
                                                --------------
                                               -
                                                                       4,317,128
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Pharmaceuticals--4.4%
                                                                       1,102,114
Adams Respiratory Therapeutics, Inc.
   (a)...............................   24,700 $

Angiotech Pharmaceuticals, Inc. (a)..   43,200       507,600

Coley Pharmaceutical Group, Inc. (a).   47,900       553,245

Impax Laboratories, Inc. (a).........   61,700       385,625

Penwest Pharmaceuticals Co. (a)......   43,800       956,154

The Medicines Co. (a)................   52,000     1,016,600

Trimeris, Inc. (a)...................   62,500       718,125

Vanda Pharmaceuticals, Inc...........   38,600       321,538
                                                --------------
                                               -
                                                                       5,561,001
                                                --------------
                                               -


Real Estate--3.4%

CapitalSource, Inc. (REIT)...........   48,800     1,144,848

FelCor Lodging Trust, Inc. (REIT)....   51,900     1,128,306

Innkeepers USA Trust (REIT)..........   55,000       950,400

LaSalle Hotel Properties (REIT)......   22,000     1,018,600
                                                --------------
                                               -
                                                                       4,242,154
                                                --------------
                                               -


Road & Rail--1.4%

Knight Transportation, Inc...........   84,575     1,708,415
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--10.3%

Actel Corp. (a)......................   29,900       429,065

Atheros Communications, Inc..........   37,800       716,688

FormFactor, Inc. (a).................   37,000     1,651,310

Microsemi Corp. (a)..................   63,520     1,548,618

Microtune, Inc. (a)..................  106,800       668,568

Netlogic Microsystems, Inc. (a)......   40,900     1,319,025

Power Integrations, Inc. (a).........   70,700     1,235,836

Silicon Laboratories, Inc. (a).......   41,700     1,465,755

SiRF Technology Holdings, Inc........   34,200     1,101,924

Trident Microsystems, Inc. (a).......   23,100       438,438

Varian Semiconductor Equipment, Inc.
   (a)...............................   76,900     2,507,709
                                                --------------
                                               -
                                                                      13,082,936
                                                --------------
                                               -


Software--6.2%

Blackbaud, Inc.......................   17,500       397,250

Entrust, Inc. (a)....................  142,900       487,289

FileNET Corp. (a)....................   22,800       614,004

MICROS Systems, Inc. (a).............   24,900     1,087,632

National Instruments Corp............   41,500     1,137,100

Nuance Communications, Inc...........  130,700     1,314,842

Quest Software, Inc. (a).............   82,000     1,151,280

THQ, Inc. (a)........................   38,150       824,040

Witness Systems, Inc. (a)............   43,600       879,412
                                                --------------
                                               -
                                                                       7,892,849
                                                --------------
                                               -


Specialty Retail--2.5%

Christopher & Banks Corp.............   15,000       435,000

Cost Plus, Inc. (a)..................   40,400       592,264

Hot Topic, Inc. (a)..................   49,400       568,594

J. Crew Group, Inc...................   16,900       463,905

Tractor Supply Co. (a)...............   20,900     1,155,143
                                                --------------
                                               -
                                                                       3,214,906
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)




Security Description                   Shares      Value*
---------------------------------------------------------------



Thrifts & Mortgage Finance--1.3%
                                                                         619,875
Clayton Holdings, Inc. (a)...........  47,500  $

Doral Financial Corp.................  34,500        221,145

Financial Federal Corp...............  30,800        856,548
                                                --------------
                                               -
                                                                       1,697,568
                                                --------------
                                               -


Trading Companies & Distributors--0.7%

Beacon Roofing Supply, Inc. (a)......  37,800        831,978
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $114,011,940)....            125,537,948
                                                --------------
                                               -


Short Term Investments--3.9%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Discount Notes--3.9%
                                                                       4,998,639
Federal Home Loan Bank
   4.900%, 07/03/06...............$ 5,000,000  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $4,998,639)...                 4,998,639
                                                --------------
                                               -

Total Investments--103.2%
   (Identified Cost $119,010,579)
   (b)............................               130,536,587

Liabilities in excess of other
   assets.........................                (4,073,814)
                                                --------------
                                               -
                                                                     126,462,773
Total Net Assets--100%.............             $
                                                ==============
                                               =

(a)      Non-Income Producing.
(b) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $119,010,579 and the composition of unrealized appreciation and depreciation of investment securities was $17,155,016 and $(5,629,008), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.


                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              130,536,587
   Investments at value............                                                                        $

   Cash............................                                                                                 5,412

   Receivable for:

      Securities sold..............                                                                               579,421

      Fund shares sold.............                                                                               296,693

      Accrued interest and dividends                                                                               35,835
                                                                                                            ----------------
                                                                                                           -

         Total Assets..............                                                                           131,453,948

Liabilities

   Payable for:

      Fund shares redeemed.........                                                          $    199,103

      Securities purchased.........                                                             4,607,693

      Withholding taxes............                                                                   131

   Accrued expenses:

      Management fees..............                                                               104,197

      Service and distribution fees                                                                16,652

      Other expenses...............                                                                63,399
                                                                                              -------------
                                                                                             -

         Total Liabilities.........                                                                             4,991,175
                                                                                                            ----------------
                                                                                                           -
                                                                                                              126,462,773
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              107,851,937
      Capital paid in..............                                                                        $

      Undistributed net investment loss                                                                          (383,348)

      Accumulated net realized gains                                                                            7,468,170

      Unrealized appreciation on investments and foreign currency                                              11,526,014
                                                                                                            ----------------
                                                                                                           -
                                                                                                              126,462,773
Net Assets.........................                                                                        $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    10.48
Net asset value and redemption price per share ($35,902,530 divided by 3,425,870 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    10.35
Net asset value and redemption price per share ($76,146,737 divided by 7,358,424 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    10.41
Net asset value and redemption price per share ($14,413,506 divided by 1,384,298 shares
   outstanding)....................                                                                        $
                                                                                                            ================
                                                                                                           =
                                                                                                              119,010,579
Identified cost of investments.....                                                                        $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                      273,239(a)
   Dividends........................                                                             $

   Interest.........................                                                                  115,910
                                                                                                  --------------------------
                                                                                                 -
                                                                                                      389,149

Expenses

   Management fees..................                                     $    544,967

   Deferred expense reimbursement...                                           39,505

   Service and distribution fees--Class B                                       88,413

   Service and distribution fees--Class E                                       11,073

   Directors' fees and expenses.....                                           10,574

   Custodian........................                                           51,529

   Audit and tax services...........                                           13,759

   Legal............................                                            1,867

   Printing.........................                                           19,558

   Insurance........................                                              927

   Miscellaneous....................                                            1,550
                                                                          -----------------------
                                                                         -

   Total expenses...................                                          783,722

   Expense reductions...............                                          (11,225)                772,497
                                                                          -----------------------
                                                                         -                       ---------------------------

Net Investment Loss.................                                                                 (383,348)
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net..................                                                                7,648,339
Unrealized appreciation (depreciation) on:

   Investments--net..................                                       (1,784,964)

   Foreign currency transactions--net                                                6              (1,784,958)
                                                                          -----------------------
                                                                         -                       ---------------------------

Net gain............................                                                                5,863,381
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    5,480,033
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $387.
                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                  (615,027)
   Net investment loss.....................................................................$     (383,348) $

   Net realized gain.......................................................................     7,648,339        6,499,422

   Unrealized depreciation.................................................................    (1,784,958)        (526,903)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................     5,480,033        5,357,492
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

   Net realized gain

      Class A..............................................................................    (1,777,360)      (1,092,133)

      Class B..............................................................................    (3,557,737)      (1,500,258)

      Class E..............................................................................      (727,182)        (501,060)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................    (6,062,279)      (3,093,451)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................    18,192,640       25,487,835
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    17,610,394       27,751,876


Net Assets

   Beginning of the period.................................................................   108,852,379       81,100,503
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               108,852,379
   End of the period.......................................................................$  126,462,773  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Loss
                                                                                                                         0
   End of the period.......................................................................$     (383,348) $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                              Six months ended
                                                                               June 30, 2006                 Year ended
                                                                         ---------------------------     December 31, 2005
                                                                        -                           ----------------------------
                                                                           Shares                      Shares
                                                                         ------------       $        ------------       $
                                                                        -            ----------------            ---------------

Class A
                                                                                         7,033,254                   9,623,280
   Sales................................................................    633,900  $                  962,709  $

   Reinvestments........................................................    158,977      1,777,360      120,147      1,092,133

   Redemptions..........................................................   (534,847)    (5,858,445)    (996,343)    (9,952,683)
                                                                         ------------
                                                                        -            ---------------
                                                                                         2,952,169                     762,730
   Net increase.........................................................    258,030  $                   86,513  $
                                                                         ============
                                                                        =            ===============

Class B
                                                                                        17,833,467                  33,830,167
   Sales................................................................  1,649,004  $                3,436,232  $

   Reinvestments........................................................    321,967      3,557,737      166,510      1,500,258

   Redemptions..........................................................   (598,013)    (6,487,159)    (993,396)    (9,917,236)
                                                                         ------------
                                                                        -            ---------------
                                                                                        14,904,045                  25,413,189
   Net increase.........................................................  1,372,958  $                2,609,346  $
                                                                         ============
                                                                        =            ===============

Class E
                                                                                         2,179,163                   3,096,915
   Sales................................................................    196,952  $                  312,152  $

   Reinvestments........................................................     65,453        727,182       55,366        501,060

   Redemptions..........................................................   (232,715)    (2,569,919)    (423,532)    (4,286,059)
                                                                         ------------
                                                                        -            ---------------
                                                                                           336,426                    (688,084)
   Net increase (decrease)..............................................     29,690  $                  (56,014) $
                                                                         ============
                                                                        =            ===============
                                                                                        18,192,640                  25,487,835
   Increase derived from capital share transactions.....................  1,660,678  $                2,639,845  $
                                                                         ============
                                                                        =            ===============

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)



                                                                                         Class A
                                                        --------------------------------------------------------------------------
                                                       -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                        ----------------                 Year ended December 31,
                                                       -                ----------------------------------------------------------
                                                                           2005                   2003                  2001(a)
                                                                         ----------    2004     ----------   2002     ------------
                                                                        -          -------------          ------------
                                                                             10.35                   6.41                10.00
Net Asset Value, Beginning of Period...................$      10.43     $          $     9.29  $          $     8.88 $
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

Income From Investment Operations

   Net investment income (loss)........................       (0.03)         (0.05)     (0.08)      (0.04)     (0.04)     0.00

   Net realized and unrealized gain (loss) on
      investments......................................        0.63           0.48       1.14        2.92      (2.43)    (1.12)
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

   Total from investment operations....................        0.60           0.43       1.06        2.88      (2.47)    (1.12)
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

Less Distributions

   Distributions from net realized capital gains.......       (0.55)         (0.35)      0.00        0.00       0.00      0.00
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

   Total distributions.................................       (0.55)         (0.35)      0.00        0.00       0.00      0.00
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------
                                                                             10.43                   9.29                 8.88
Net Asset Value, End of Period.........................$      10.48     $          $    10.35  $          $     6.41 $
                                                        ================                                   ==========
                                                       =                ===========                       =          =============

Total Return (%).......................................         5.4 (b)        4.7       11.4        44.9      (27.8)    (11.2)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%).......................        1.13 (c)       1.13       1.15        1.13       1.05      1.05 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)....................        1.11 (c)       1.11       1.15         N/A        N/A       N/A

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%).......................        1.13 (c)       1.13        N/A        1.32       1.51      2.69 (c)

Ratio of net investment income (loss) to average net
   assets (%)..........................................       (0.47)(c)      (0.52)     (0.80)      (0.68)     (0.60)     0.00 (c)

Portfolio turnover rate (%)............................          79 (c)         52         50          38         33        67 (c)
                                                                            33,042                 25,762                7,468
Net assets, end of period (000)........................$     35,903     $          $   31,892  $          $   12,079 $


                                                                                         Class B
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              10.27                   6.39               10.00
Net Asset Value, Beginning of Period....................$      10.32     $          $     9.24  $          $    8.88 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment loss..................................       (0.03)         (0.05)     (0.08)      (0.05)    (0.04)    (0.01)

   Net realized and unrealized gain (loss) on
      investments.......................................        0.61           0.45       1.11        2.90     (2.45)    (1.11)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        0.58           0.40       1.03        2.85     (2.49)    (1.12)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net realized capital gains........       (0.55)         (0.35)      0.00        0.00      0.00      0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (0.55)         (0.35)      0.00        0.00      0.00      0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              10.32                   9.24                8.88
Net Asset Value, End of Period..........................$      10.35     $          $    10.27  $          $    6.39 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         5.2 (b)        4.4       11.1        44.6     (28.0)    (11.2)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        1.38 (c)       1.38       1.40        1.38      1.30      1.30 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        1.36 (c)       1.36       1.40         N/A       N/A       N/A

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)........................        1.38 (c)       1.38        N/A        1.57      1.76      2.94 (c)

Ratio of net investment loss to average net assets (%)..       (0.72)(c)      (0.73)     (1.05)      (0.93)    (0.85)    (0.51)(c)

Portfolio turnover rate (%).............................          79 (c)         52         50          38        33        67 (c)
                                                                             61,758                 22,385               4,493
Net assets, end of period (000).........................$     76,147     $          $   34,664  $          $   9,403 $

(a)  Commencement of operations was May 1, 2001.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)



                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              10.31                   6.41               10.00
Net Asset Value, Beginning of Period....................$      10.37     $          $     9.27  $          $    8.88 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income (loss).........................       (0.03)         (0.07)     (0.09)      (0.04)    (0.01)     0.00

   Net realized and unrealized gain (loss) on
      investments.......................................        0.62           0.48       1.13        2.90     (2.46)    (1.12)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        0.59           0.41       1.04        2.86     (2.47)    (1.12)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net realized capital gains........       (0.55)         (0.35)      0.00        0.00      0.00      0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (0.55)         (0.35)      0.00        0.00      0.00      0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              10.37                   9.27                8.88
Net Asset Value, End of Period..........................$      10.41     $          $    10.31  $          $    6.41 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         5.3 (b)        4.5       11.2        44.6     (27.8)    (11.2)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%)........................        1.28 (c)       1.28       1.30        1.28      1.20      1.20 (c)

Ratio of operating expenses to average net assets after
   expense reductions (%) (d)...........................        1.26 (c)       1.26       1.30         N/A       N/A       N/A

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)........................        1.28 (c)       1.28        N/A        1.47      1.66      2.84 (c)

Ratio of net investment loss to average net assets (%)..       (0.63)(c)      (0.67)     (0.95)      (0.84)    (0.72)    (0.41)(c)

Portfolio turnover rate (%).............................          79 (c)         52         50          38        33        67 (c)
                                                                             14,052                 10,029                   6
Net assets, end of period (000).........................$     14,414     $          $   14,545  $          $   2,235 $

(a)  Commencement of operations was May 1, 2001.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--95.8% of Total Net Assets



Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--1.2%
                                                                       1,809,305
Essex Corp. (a) (b)..................   98,225 $

Ladish, Inc. (a).....................   30,225     1,132,531

Moog, Inc. (b).......................   78,950     2,701,669
                                                --------------
                                               -
                                                                       5,643,505
                                                --------------
                                               -


Automobiles--0.2%

Winnebago Industries, Inc. (a).......   31,800       987,072
                                                --------------
                                               -


Biotechnology--1.0%

BioMarin Pharmaceutical, Inc. (b)....   95,375     1,370,539

Cubist Pharmaceuticals, Inc..........   44,775     1,127,435

Keryx Biopharmaceuticals, Inc. (a)
   (b)...............................   66,475       943,945

Nuvelo, Inc. (a) (b).................   83,150     1,384,448
                                                --------------
                                               -
                                                                       4,826,367
                                                --------------
                                               -


Building Products--0.7%

Griffon Corp. (a)....................   87,250     2,277,225

Lennox International, Inc............   36,250       959,900
                                                --------------
                                               -
                                                                       3,237,125
                                                --------------
                                               -


Capital Markets--1.4%

Affiliated Managers Group, Inc. (a)
   (b)...............................   18,150     1,577,054

GFI Group, Inc. (a) (b)..............   37,675     2,032,566

Investment Technology Group, Inc.....   39,725     2,020,414

Stifel Financial Corp. (a)...........   26,200       925,122
                                                --------------
                                               -
                                                                       6,555,156
                                                --------------
                                               -


Chemicals--2.0%

Cytec Industries, Inc................   44,525     2,389,212

FMC Corp. (b)........................   19,400     1,249,166

MacDermid, Inc.......................   49,250     1,418,400

Minerals Technologies, Inc. (a)......   19,425     1,010,100

Spartech Corp. (a)...................   75,750     1,711,950

The Scotts Miracle-Gro Co............   44,375     1,877,950
                                                --------------
                                               -
                                                                       9,656,778
                                                --------------
                                               -


Commercial Banks--6.7%

Alabama National Bancorp (a).........   30,075     2,049,611

Capital Corp. of the West............   23,975       767,200

Centerstate Banks of Florida, Inc.
   (a)...............................   63,400     1,299,700

Community Bancorp (a) (b)............   37,450     1,163,946

CVB Financial Corp. (a)..............  114,788     1,797,580

East West Bancorp, Inc...............  123,175     4,669,526

First Charter Corp...................   59,050     1,448,497

First Midwest Bancorp, Inc...........   67,375     2,498,265

First State Bancorp..................   74,582     1,773,560

IBERIABANK Corp. (a).................   40,649     2,338,943

Independent Bank Corp. (a)...........   39,313     1,033,929

Midwest Banc Holdings, Inc. (a)......   35,600       792,100

Pennsylvania Commerce Bancorp, Inc.
   (a) (b)...........................   34,100     1,091,200

PrivateBancorp, Inc. (a).............   55,600     2,302,396

Seacoast Banking Corp. (a)...........   53,850     1,434,026

Signature Bank (b)...................   70,250     2,274,695

Sterling Bancshares, Inc.............   61,725     1,157,344

Texas Regional Bancshares, Inc. (a)..   50,818     1,927,019
                                                --------------
                                               -
                                                                      31,819,537
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Commercial Services & Supplies--7.5%
                                                                         965,772
Adesa, Inc...........................   43,425 $

American Ecology Corp. (a)...........   27,225       721,463

American Reprographics Co............   59,900     2,171,375

CRA International, Inc. (a) (b)......   68,975     3,113,532

Dollar Financial Corp................   95,275     1,714,950

Electro Rent Corp....................   50,925       815,819

Huron Consulting Group, Inc..........   59,300     2,080,837

ICT Group, Inc.......................   55,025     1,349,763

Kenexa Corp. (b).....................   33,800     1,076,530

Labor Ready, Inc.....................   83,025     1,880,516

McGrath Rentcorp.....................   84,950     2,362,460

Mobile Mini, Inc. (a) (b)............   65,750     1,923,845

Navigant Consulting, Inc. (a) (b)....   97,825     2,215,736

On Assignment, Inc. (b)..............  154,825     1,422,842

PeopleSupport, Inc. (b)..............  233,175     3,138,536

Rollins, Inc.........................   69,125     1,357,615

The Advisory Board Co. (b)...........   59,550     2,863,760

The Corporate Executive Board Co.....   22,875     2,292,075

Waste Connections, Inc. (b)..........   55,674     2,026,534
                                                --------------
                                               -
                                                                      35,493,960
                                                --------------
                                               -


Communications Equipment--3.9%

ADTRAN, Inc..........................   94,075     2,110,102

Anaren, Inc. (b).....................   56,225     1,152,050

CommScope, Inc. (a) (b)..............  111,000     3,487,620

Comtech Telecommunications Corp. (a).   45,050     1,318,614

Exfo Electro Optical Engineering,
   Inc. (b)..........................  193,625     1,192,730

Foundry Networks, Inc. (b)...........  169,575     1,807,670

Oplink Communications, Inc. (b)......   91,325     1,672,161

Plantronics, Inc. (a)................   49,250     1,093,843

Polycom, Inc. (b)....................   58,325     1,278,484

Redback Networks, Inc. (a) (b).......   64,075     1,175,136

Sonus Networks, Inc. (a).............  268,775     1,330,436

Tekelec, Inc. (a)....................   69,450       857,708
                                                --------------
                                               -
                                                                      18,476,554
                                                --------------
                                               -


Computers & Peripherals--0.9%

Electronics for Imaging, Inc. (a)....   50,000     1,044,000

Hutchinson Technology, Inc. (a)......   42,475       918,734

Imation Corp.........................   29,075     1,193,529

McDATA Corp. (Class A) (a) (b).......  259,450     1,058,556
                                                --------------
                                               -
                                                                       4,214,819
                                                --------------
                                               -


Construction & Engineering--1.3%

Insituform Technologies, Inc. (a) (b)   87,500     2,002,875

Michael Baker Corp. (b)..............   28,225       612,483

Washington Group International, Inc.
   (b)...............................   25,800     1,376,172

Williams Scotsman International, Inc.   89,800     1,961,232
                                                --------------
                                               -
                                                                       5,952,762
                                                --------------
                                               -


Construction Materials--0.6%

Eagle Materials, Inc.................   19,725       936,938

Texas Industries, Inc. (a)...........   35,175     1,867,793
                                                --------------
                                               -
                                                                       2,804,731
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Consumer Finance--1.5%
                                                                       3,121,467
Advanta Corp. (Class B)..............   86,828 $

First Cash Financial Services........  102,600     2,026,350

United PanAm Financial Corp. (b).....   71,200     2,164,480
                                                --------------
                                               -
                                                                       7,312,297
                                                --------------
                                               -


Diversified Consumer Services--1.8%

                       Bright Horizons Family Solutions,
   Inc. (a) (b)......................   75,225     2,835,230

Sotheby's Holdings, Inc. (Class A)
   (b)...............................   82,625     2,168,906

Steiner Leisure, Ltd.................   53,450     2,112,879

Vertrue, Inc. (a) (b)................   36,825     1,584,580
                                                --------------
                                               -
                                                                       8,701,595
                                                --------------
                                               -


Diversified Financial Services--0.1%

Medallion Financial Corp.............   43,125       558,900
                                                --------------
                                               -


Diversified Telecommunication Services--0.7%

Cogent Communications Group, Inc.....  107,775     1,009,852

Commonwealth Telephone Enterprises,
   Inc. (b)..........................   24,350       807,446

Iowa Telecommunications Services,
   Inc. (a)..........................   82,525     1,561,373
                                                --------------
                                               -
                                                                       3,378,671
                                                --------------
                                               -


Electric Utilities--0.5%

ALLETE, Inc..........................   24,350     1,152,973

Portland General Electric Co. (a)....   50,250     1,254,743
                                                --------------
                                               -
                                                                       2,407,716
                                                --------------
                                               -


Electrical Equipment--1.8%

AMETEK, Inc..........................   43,925     2,081,167

General Cable Corp. (a) (b)..........   79,525     2,783,375

II-VI, Inc. (b)......................  127,900     2,340,570

The Lamson & Sessions Co. (a)........   44,175     1,252,803
                                                --------------
                                               -
                                                                       8,457,915
                                                --------------
                                               -


Electronic Equipment &
   Instruments--1.8%

Anixter International, Inc. (b)......   42,775     2,030,102

Excel Technology, Inc. (b)...........   60,325     1,804,924

Intermagnetics General Corp. (a) (b).   74,962     2,022,475

Keithley Instruments, Inc............   75,750       964,298

Rofin-Sinar Technologies, Inc. (b)...   30,850     1,772,950
                                                --------------
                                               -
                                                                       8,594,749
                                                --------------
                                               -


Energy Equipment & Services--5.0%

Allis-Chalmers Energy, Inc. (a) (b)..   81,825     1,112,002

CARBO Ceramics, Inc. (a).............   68,087     3,345,114

Dril-Quip, Inc. (a)..................   29,575     2,438,163

FMC Technologies, Inc. (b)...........   44,525     3,003,657

Helix Energy Solutions Group, Inc.
   (a) (b)...........................   92,925     3,750,453

Natural Gas Services Group, Inc. (a)
   (b)...............................   87,875     1,315,489

Oil States International, Inc. (b)...   65,275     2,237,627

Unit Corp. (b).......................   34,700     1,974,083

Universal Compression Holdings, Inc.
   (b)...............................   58,825     3,704,210

Warrior Energy Services Corp.........   39,975       972,592
                                                --------------
                                               -
                                                                      23,853,390
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Food & Staples Retailing--0.7%
                                                                       1,318,027
Casey's General Stores, Inc..........   52,700 $

Smart & Final, Inc. (a) (b)..........  117,425     1,977,437
                                                --------------
                                               -
                                                                       3,295,464
                                                --------------
                                               -


Food Products--0.5%

J & J Snack Foods Corp...............   38,026     1,257,520

Ralcorp Holdings, Inc. (b)...........   21,275       904,826
                                                --------------
                                               -
                                                                       2,162,346
                                                --------------
                                               -


Gas Utilities--1.3%

ONEOK, Inc...........................   46,875     1,595,625

UGI Corp.............................  189,175     4,657,489
                                                --------------
                                               -
                                                                       6,253,114
                                                --------------
                                               -


Health Care Equipment & Supplies--3.6%

American Medical Systems Holdings,
   Inc. (a) (b)......................  104,150     1,734,098

Arrow International, Inc. (a)........   42,900     1,410,123

ArthroCare Corp. (a) (b).............   46,550     1,955,566

Conor Medsystems, Inc. (a) (b).......   57,375     1,582,976

Hologic, Inc. (a) (b)................   35,425     1,748,578

Meridian Bioscience, Inc.............   59,450     1,483,278

NuVasive, Inc. (a) (b)...............   94,675     1,725,925

Spectranetics Corp...................  124,025     1,329,548

Symmetry Medical, Inc. (a) (b).......   58,600       902,440

Viasys Healthcare, Inc...............   70,600     1,807,360

West Pharmaceutical Services, Inc....   40,875     1,482,945
                                                --------------
                                               -
                                                                      17,162,837
                                                --------------
                                               -


Health Care Providers & Services--1.9%

Chemed Corp. (a).....................   34,975     1,907,187

Computer Programs & Systems, Inc.....   41,625     1,663,335

Healthspring, Inc. (b)...............   77,450     1,452,188

inVentiv Health, Inc.................   75,925     2,185,122

NovaMed, Inc. (b)....................  233,800     1,578,150
                                                --------------
                                               -
                                                                       8,785,982
                                                --------------
                                               -


Hotels, Restaurants & Leisure--2.3%

Bob Evans Farms, Inc.................   67,350     2,021,174

CEC Entertainment, Inc. (b)..........   51,025     1,638,923

McCormick & Schmick's Seafood
   Restaurants, Inc. (b).............   97,225     2,313,955

Morton's Restaurant Group, Inc. (a)
   (b)...............................   66,950     1,025,674

Pinnacle Entertainment, Inc. (b).....   68,825     2,109,486

Trump Entertainment Resorts, Inc.
   (a) (b)...........................   82,950     1,671,443
                                                --------------
                                               -
                                                                      10,780,655
                                                --------------
                                               -


Household Durables--0.7%

Lifetime Brands, Inc. (a)............   88,150     1,910,211

Sealy Corp...........................   92,300     1,224,821
                                                --------------
                                               -
                                                                       3,135,032
                                                --------------
                                               -


Insurance--5.5%

American Equity Investment Life (a)..  163,475     1,742,644

AmerUs Group Co. (a).................   21,125     1,236,869

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Insurance--(Continued)
                                                                       2,357,589
Arch Capital Group, Ltd. (b).........   39,650 $

Argonaut Group, Inc. (a).............   46,550     1,398,362

Delphi Financial Group, Inc..........   77,268     2,809,464

Endurance Specialty Holdings, Ltd....   42,375     1,356,000

HealthExtras, Inc. (a) (b)...........   70,650     2,135,043

KMG America Corp. (a) (b)............  114,375     1,014,506

Midland Co...........................   27,755     1,054,135

National Financial Partners Corp. (a)   52,375     2,320,736

ProAssurance Corp. (b)...............   40,625     1,957,313

Protective Life Corp.................   21,225       989,510

RLI Corp.............................   42,975     2,070,536

The Navigators Group, Inc. (b).......   41,700     1,827,294

United Fire & Casualty Co............   55,050     1,658,657
                                                --------------
                                               -
                                                                      25,928,658
                                                --------------
                                               -


Internet & Catalog Retail--0.7%

Alloy, Inc. (a)......................   99,412     1,042,832

Coldwater Creek, Inc. (a) (b)........   56,567     1,513,733

FTD Group, Inc. (b)..................   59,000       796,500
                                                --------------
                                               -
                                                                       3,353,065
                                                --------------
                                               -


Internet Software & Services--3.4%

Akamai Technologies, Inc.............   69,625     2,519,729

aQuantive, Inc. (a) (b)..............   87,175     2,208,143

Digital Insight Corp. (b)............   79,275     2,718,340

Digitas, Inc. (b)....................  117,400     1,364,188

eCollege.com, Inc. (a)...............   99,775     2,109,244

j2 Global Communications, Inc. (a)
   (b)...............................   63,725     1,989,495

Online Resources Corp. (b)...........  165,675     1,713,080

Websense, Inc. (a) (b)...............   63,500     1,304,290
                                                --------------
                                               -
                                                                      15,926,509
                                                --------------
                                               -


IT Services--2.5%

Heartland Payment Systems, Inc. (a)
   (b)...............................   88,550     2,468,774

Lightbridge, Inc. (b)................  118,150     1,530,043

Perot Systems Corp. (Class A) (b)....  141,450     2,048,196

SRA International, Inc. (a) (b)......   74,350     1,979,941

Wright Express Corp. (b).............  130,750     3,757,755
                                                --------------
                                               -
                                                                      11,784,709
                                                --------------
                                               -


Machinery--5.2%

Actuant Corp. (a)....................   47,225     2,358,889

Albany International Corp. (Class A)
   (a)...............................   71,250     3,020,288

American Science & Engineering, Inc.
   (a) (b)...........................   34,950     2,024,304

Barnes Group, Inc....................   94,800     1,891,260

Commercial Vehicle Group, Inc. (b)...   67,200     1,389,696

ESCO Technologies, Inc. (a) (b)......   19,550     1,044,948

Flow International Corp. (a) (b).....  166,050     2,336,324

Harsco Corp..........................   26,700     2,081,532

IDEX Corp............................   51,787     2,444,346

Lincoln Electric Holdings, Inc. (a)..    9,475       593,609

Nordson Corp.........................   35,425     1,742,202

RBC Bearings, Inc. (b)...............  174,974     3,971,910
                                                --------------
                                               -
                                                                      24,899,308
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Marine--0.5%
                                                                       2,184,063
American Commercial Lines, Inc. (a)
   (b)...............................   36,250 $
                                                --------------
                                               -


Media--2.0%

Harte-Hanks, Inc.....................   97,175     2,491,567

John Wiley & Sons, Inc...............   56,200     1,865,840

Journal Communications, Inc..........  122,075     1,372,123

Live Nation, Inc. (b)................  140,125     2,852,945

Valassis Communications, Inc. (b)....   40,675       959,523
                                                --------------
                                               -
                                                                       9,541,998
                                                --------------
                                               -


Metals & Mining--1.5%

Alpha Natural Resources, Inc. (a) (b)   57,725     1,132,565

Chaparral Steel Co. (b)..............   52,225     3,761,245

Reliance Steel & Aluminum Co.........   24,550     2,036,423
                                                --------------
                                               -
                                                                       6,930,233
                                                --------------
                                               -


Multi-Utilities--0.6%

NorthWestern Corp....................   82,475     2,833,016
                                                --------------
                                               -


Multiline Retail--0.5%

Big Lots, Inc. (b)...................   50,675       865,529

Dollar Tree Stores, Inc. (b).........   41,525     1,100,413

Tuesday Morning Corp. (a)............   39,625       521,069
                                                --------------
                                               -
                                                                       2,487,011
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--1.0%

ATP Oil & Gas Corp. (b)..............   31,750     1,331,278

Denbury Resources, Inc. (b)..........   66,775     2,114,764

Remington Oil & Gas Corp. (a) (b)....   32,575     1,432,323
                                                --------------
                                               -
                                                                       4,878,365
                                                --------------
                                               -


Pharmaceuticals--1.4%

Adams Respiratory Therapeutics, Inc.
   (a) (b)...........................   50,675     2,261,119

Nektar Therapeutics (a)..............   51,475       944,052

Perrigo Co. (a)......................   71,300     1,147,930

Santarus, Inc. (a) (b)...............  207,100     1,377,215

Theravance, Inc. (b).................   43,775     1,001,572
                                                --------------
                                               -
                                                                       6,731,888
                                                --------------
                                               -


Real Estate--4.8%

BioMed Realty Trust, Inc. (REIT).....   86,900     2,601,786

CBL & Associates Properties, Inc.
   (REIT)............................   49,475     1,926,062

Corporate Office Properties Trust
   (REIT)............................   60,175     2,532,164

First Potomac Realty Trust (REIT)....   86,025     2,562,685

Jones Lang LaSalle, Inc..............   35,700     3,125,535

Kite Realty Group Trust (REIT).......  126,775     1,976,422

LaSalle Hotel Properties (REIT)......   61,175     2,832,403

Newcastle Investment Corp. (REIT) (a)   64,400     1,630,608

Potlatch Corp. (REIT) (a)............   25,742       971,761

Trammell Crow Co. (a)................   53,700     1,888,629

Windrose Medical Properties Trust
   (REIT)............................   65,200       951,920
                                                --------------
                                               -
                                                                      22,999,975
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Road & Rail--1.7%
                                                                       2,638,968
Genesee & Wyoming, Inc. (b)..........   74,400 $

Laidlaw International, Inc. (b)......  108,825     2,742,390

Landstar System, Inc.................   27,600     1,303,548

Marten Transport, Ltd. (b)...........   63,562     1,381,838
                                                --------------
                                               -
                                                                       8,066,744
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--4.3%

ATMI, Inc. (b).......................   84,800     2,087,776

Cognex Corp. (a).....................   26,350       685,891

Diodes, Inc. (a) (b).................   39,512     1,637,377

DSP Group, Inc. (b)..................   61,150     1,519,578

Entegris, Inc. (b)...................  204,100     1,945,073

Fairchild Semiconductor
   International, Inc. (b)...........  126,975     2,307,136

Integrated Device Technology, Inc.
   (b)...............................   95,875     1,359,508

Microsemi Corp. (b)..................   89,575     2,183,839

Netlogic Microsystems, Inc. (a) (b)..   51,150     1,649,588

PMC-Sierra, Inc. (a) (b).............  236,275     2,220,985

Tessera Technologies, Inc. (b).......   60,450     1,662,375

Volterra Semiconductor Corp. (a) (b).   75,525     1,152,512
                                                --------------
                                               -
                                                                      20,411,638
                                                --------------
                                               -


Software--3.3%

Blackboard, Inc. (a) (b).............   62,725     1,816,516

Emageon, Inc. (a)....................  128,725     1,878,098

Hyperion Solutions Corp. (b).........   70,225     1,938,210

Informatica Corp. (a) (b)............  164,100     2,159,556

MapInfo Corp. (b)....................   84,575     1,103,704

Progress Software Corp. (b)..........   35,125       822,276

Quest Software, Inc. (b).............  191,125     2,683,395

SPSS, Inc............................   59,750     1,920,365

The Ultimate Software Group, Inc.
   (a) (b)...........................   80,025     1,533,279
                                                --------------
                                               -
                                                                      15,855,399
                                                --------------
                                               -


Specialty Retail--1.3%

Dick's Sporting Goods, Inc. (a) (b)..   61,575     2,438,370

Guitar Center, Inc. (a) (b)..........   28,800     1,280,736

Rent-A-Center, Inc. (b)..............   66,750     1,659,405

The Men's Wearhouse, Inc. (b)........   24,912       754,834
                                                --------------
                                               -
                                                                       6,133,345
                                                --------------
                                               -

Security Description                 Shares        Value*
---------------------------------------------------------------



Textiles, Apparel & Luxury
   Goods--2.5%
                                                                       2,155,367
Carter's, Inc. (a) (b)...........      81,550  $

Fossil, Inc. (a) (b).............      79,525      1,432,245

Guess?, Inc. (b).................      36,875      1,539,531

Phillips-Van Heusen Corp.........      65,475      2,498,526

Quiksilver, Inc. (b).............     149,625      1,822,433

Under Armour, Inc. (a) (b).......      31,775      1,354,251

UniFirst Corp. (a)...............      24,700        852,150
                                                --------------
                                               -
                                                                      11,654,503
                                                --------------
                                               -


Thrifts & Mortgage Finance--0.3%

PFF Bancorp, Inc.................      45,750      1,517,070
                                                --------------
                                               -


Trading Companies &
   Distributors--0.4%

NuCo2, Inc. (a) (b)..............      88,150      2,119,126
                                                --------------
                                               -


Water Utilities--0.3%

American State Water Co. (a).....      35,450      1,263,793
                                                --------------
                                               -


Wireless Telecommunication Services--0.5%

SBA Communications Corp. (b).....      90,325      2,361,096
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $376,608,056)                454,370,541
                                                --------------
                                               -

Short Term Investments--4.5%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Commercial Paper--4.5%

San Paolo U.S. Financial Co.
   3.750%, 07/03/06..............$ 21,344,000     21,339,553
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $21,339,553).                 21,339,553
                                                --------------
                                               -

Total Investments--100.3%
   (Identified Cost
   $397,947,609) (c).............                475,710,094

Liabilities in excess of other
   assets........................                 (1,446,146)
                                                --------------
                                               -
                                                                     474,263,948
Total Net Assets--100%............              $
                                                ==============
                                               =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $118,501,835 and the collateral received consisted of cash in the amount of $120,488,179.
(b)      Non-Income Producing.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $397,947,609 and the composition of unrealized appreciation and depreciation of investment securities was $89,041,673 and $(11,279,188), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              475,710,094
   Investments at value..........                                                                          $

   Cash..........................                                                                                   1,242

   Collateral for securities loaned                                                                           120,488,179

   Receivable for:

      Securities sold............                                                                               1,268,332

      Fund shares sold...........                                                                                 781,375

      Accrued interest and dividends                                                                              305,473
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                             598,554,695

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $      797,694

      Securities purchased.......                                                               2,504,639

      Return of collateral for securities loaned                                              120,488,179

   Accrued expenses:

      Management fees............                                                                 324,280

      Service and distribution fees                                                                15,910

      Deferred directors' fees...                                                                  22,319

      Other expenses.............                                                                 137,726
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                             124,290,747
                                                                                                            ----------------
                                                                                                           -
                                                                                                              474,263,948
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              358,095,970
      Capital paid in............                                                                          $

      Undistributed net investment income                                                                          86,364

      Accumulated net realized gains                                                                           38,319,129

      Unrealized appreciation on investments                                                                   77,762,485
                                                                                                            ----------------
                                                                                                           -
                                                                                                              474,263,948
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                   233.84
Net asset value and redemption price per share ($370,786,446 divided by 1,585,658 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                   231.30
Net asset value and redemption price per share ($45,369,931 divided by 196,149 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                   232.06
Net asset value and redemption price per share ($58,107,571 divided by 250,395 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                              397,947,609
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    1,953,320
   Dividends........................                                                            $

   Interest.........................                                                                  393,197(a)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    2,346,517

Expenses

   Management fees..................                                     $  2,104,035

   Service and distribution fees--Class B                                       44,839

   Service and distribution fees--Class E                                       42,671

   Directors' fees and expenses.....                                           10,674

   Custodian........................                                           79,003

   Audit and tax services...........                                           13,759

   Legal............................                                            7,151

   Printing.........................                                           80,297

   Insurance........................                                            3,883

   Miscellaneous....................                                            3,695
                                                                          ----------------------
                                                                         -

   Total expenses...................                                        2,390,007

   Expense reductions...............                                          (35,353)

   Management fee waivers...........                                         (116,898)              2,237,756
                                                                          ----------------------
                                                                         -                      ----------------------------

Net Investment Income...............                                                                  108,761
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain
Realized gain on:

   Investments--net..................                                                               38,909,511
Unrealized appreciation on:

   Investments--net..................                                                                  347,663
                                                                                                 ---------------------------
                                                                                                -

Net gain............................                                                               39,257,174
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   39,365,935
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $58,303.
                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                    86,849
   Net investment income...................................................................$      108,761  $

   Net realized gain.......................................................................    38,909,511       40,861,910

   Unrealized appreciation (depreciation)..................................................       347,663      (13,364,724)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................    39,365,935       27,584,035
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net realized gain

         Class A...........................................................................   (32,197,782)      (4,334,645)

         Class B...........................................................................    (3,394,432)        (148,451)

         Class E...........................................................................    (5,098,161)        (595,461)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (40,690,375)      (5,078,557)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from capital share transactions.......................    48,391,458      (17,545,140)
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    47,067,018        4,960,338


Net Assets

   Beginning of the period.................................................................   427,196,930      422,236,592
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               427,196,930
   End of the period.......................................................................$  474,263,948  $
                                                                                            ===============
                                                                                           =               =================

Undistributed (Overdistributed) Net Investment Income
                                                                                                                   (22,397)
   End of the period.......................................................................$       86,364  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                              Six months ended
                                                                               June 30, 2006                 Year ended
                                                                         ---------------------------     December 31, 2005
                                                                        -                           ----------------------------
                                                                           Shares                     Shares
                                                                         -----------       $         ----------        $
                                                                        -           -----------------          -----------------

Class A
                                                                                       46,767,622                   63,039,143
   Sales................................................................   188,003  $                  286,902 $

   Reinvestments........................................................   131,468     32,197,782       21,414       4,334,645

   Redemptions..........................................................  (242,773)   (60,025,598)    (470,538)   (103,203,556)
                                                                         -----------
                                                                        -           ----------------
                                                                                       18,939,806                  (35,829,768)
   Net increase (decrease)..............................................    76,698  $                 (162,222)$
                                                                         ===========
                                                                        =           ================

Class B
                                                                                       21,978,159                   19,357,914
   Sales................................................................    89,144  $                   88,665 $

   Reinvestments........................................................    14,005      3,394,432          739         148,451

   Redemptions..........................................................   (16,918)    (4,054,190)      (8,868)     (1,965,852)
                                                                         -----------
                                                                        -           ----------------
                                                                                       21,318,401                   17,540,513
   Net increase.........................................................    86,231  $                   80,536 $
                                                                         ===========
                                                                        =           ================

Class E
                                                                                       10,054,722                    7,239,106
   Sales................................................................    39,987  $                   33,265 $

   Reinvestments........................................................    20,970      5,098,161        2,957         595,461

   Redemptions..........................................................   (29,090)    (7,019,632)     (32,346)     (7,090,452)
                                                                         -----------
                                                                        -           ----------------
                                                                                        8,133,251                      744,115
   Net increase.........................................................    31,867  $                    3,876 $
                                                                         ===========
                                                                        =           ================
                                                                                       48,391,458                  (17,545,140)
   Increase (decrease) derived from capital share transactions..........   194,796  $                  (77,810)$
                                                                         ===========
                                                                        =           ================

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)



                                                                                                             Class A
                                                                                       ---------------------------------------------
                                                                                      -
                                                                                       ix months
                                                                      S  ended
                                                                       June 30,
                                                                         2006
                                                                       ----------         Year ended December 31,
                                                                      -          ------------------------------------------
                                                                                    2005               2003               2001
                                                                                  ---------   2004    --------   2002    --------
                                                                                 -         -----------        -----------

Net Asset Value, Beginning of Period                                     $ 232.80  $ 220.60  $ 189.55 $ 138.89  $ 177.25 $ 210.41
                                                                       ----------                     --------
                                                                      -          ----------          -        ----------

Income From Investment Operations

   Net investment income (loss)                                              0.09      0.11    (0.27)   (0.34)      0.14     0.34

   Net realized and unrealized gain (loss) on investments                   22.80     14.79     31.32    51.00   (38.32)  (19.28)
                                                                       ----------                     --------
                                                                      -          ----------          -        ----------

   Total from investment operations                                         22.89     14.90     31.05    50.66   (38.18)  (18.94)
                                                                       ----------                     --------
                                                                      -          ----------          -        ----------

Less Distributions

   Distributions from net investment income                                  0.00      0.00      0.00     0.00    (0.18)   (0.53)

   Distributions from net realized capital gains                          (21.85)    (2.70)      0.00     0.00      0.00  (12.67)

   Distributions in excess of net realized capital gains                     0.00      0.00      0.00     0.00      0.00   (1.02)
                                                                       ----------                     --------
                                                                      -          ----------          -        ----------

   Total distributions                                                    (21.85)    (2.70)      0.00     0.00    (0.18)  (14.22)
                                                                       ----------                     --------
                                                                      -          ----------          -        ----------

Net Asset Value, End of Period                                            $233.84   $232.80   $220.60  $189.55   $138.89  $177.25
                                                                       ==========                     ========
                                                                      =          ==========          =        ==========

Total Return (%)                                                          9.4 (b)       6.9      16.4     36.5    (21.6)    (8.8)

Ratio of operating expenses to average net
assets before expense reductions (%)                                     0.94 (c)      0.94      0.98     0.99      0.97     1.00

Ratio of operating expenses to average
net assets after expense reductions (%) (d)                              0.92 (c)      0.91      0.95      N/A      0.97     1.00

Ratio of operating expenses to average net
assets without giving effect to the
contractual expense agreement would have been (%)                           N/A       N/A       N/A      N/A       N/A     1.00

Ratio of net investment income (loss)
to average net assets (%)                                                  0.08 (c)      0.05    (0.13)   (0.21)      0.14     0.18

Portfolio turnover rate (%)                                                  78 (c)       101       135      118        99      111

Net assets, end of period (000)                                           $370,786  $351,279  $368,666 $348,406  $281,477 $406,525


                                                                                            Class B
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ---------------            Year ended December 31,
                                                                -               ------------------------------------------------
                                                                                    2005                  2003
                                                                                 -----------   2004     ----------   2002(a)
                                                                                -           ------------          --------------
                                                                                    219.20                 138.20
Net Asset Value, Beginning of Period............................$     230.75    $           $   188.59 $          $   144.89
                                                                 ---------------
                                                                -               ------------

Income From Investment Operations

   Net investment income (loss).................................       (0.04)        (0.25)       0.08      (0.24)      0.00

   Net realized and unrealized gain (loss) on investments.......       22.44         14.50       30.53      50.63      (6.69)
                                                                 ---------------
                                                                -               ------------

   Total from investment operations.............................       22.40         14.25       30.61      50.39      (6.69)
                                                                 ---------------
                                                                -               ------------

Less Distributions

   Distributions from net realized capital gains................      (21.85)        (2.70)       0.00       0.00       0.00
                                                                 ---------------
                                                                -               ------------

   Total distributions..........................................      (21.85)        (2.70)       0.00       0.00       0.00
                                                                 ---------------
                                                                -               ------------
                                                                                    230.75                 188.59
Net Asset Value, End of Period..................................$     231.30    $           $   219.20 $          $   138.20
                                                                 ===============
                                                                =               ============

Total Return (%)................................................         9.3 (b)       6.7        16.2       36.5       (4.6)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%).......................................        1.19 (c)      1.19        1.23       1.24       1.22 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)...........................................        1.17 (c)      1.17        1.20        N/A       1.22 (c)

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would
   have been (%)................................................         N/A           N/A         N/A        N/A       1.22 (c)

Ratio of net investment income (loss) to average net assets (%).       (0.17)(c)     (0.16)      (0.07)     (0.46)      0.00 (c)

Portfolio turnover rate (%).....................................          78 (c)       101         135        118         99
                                                                                    25,364                     98
Net assets, end of period (000).................................$     45,370    $           $    6,440 $          $        1

(a)  Commencement of operations was July 29, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d)  The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)



                                                                                                       Class E
                                                                                 --------------------------------------------------
                                                                                -
                                                                                 Six months
                                                                   ended
                                                                  June 30,
                                                                    2006
                                                                 -----------         Year ended December 31,
                                                                -           ------------------------------------------
                                                                              2005            2003            2001(a)
                                                                             -------  2004   --------  2002   --------
                                                                            -       ---------        ---------

Net Asset Value, Beginning of Period                                 $231.34 $219.57 $188.95  $138.65 $177.03  $179.40
                                                                 -----------                          -------
                                                                -           --------                 -       ---------

Income From Investment Operations

   Net investment income (loss)                                         0.01  (0.21)  (0.45)   (0.37)    0.03     0.07

   Net realized and unrealized gain (loss) on investments              22.56   14.68   31.07    50.67 (38.32)   (2.44)
                                                                 -----------                          -------
                                                                -           --------                 -       ---------

   Total from investment operations                                    22.57   14.47   30.62    50.30 (38.29)   (2.37)
                                                                 -----------                          -------
                                                                -           --------                 -       ---------

Less Distributions

   Distributions from net investment income                             0.00    0.00    0.00     0.00  (0.09)     0.00

   Distributions from net realized capital gains                     (21.85)  (2.70)    0.00     0.00    0.00     0.00
                                                                 -----------                          -------
                                                                -           --------                 -       ---------

   Total distributions                                               (21.85)  (2.70)    0.00     0.00  (0.09)     0.00
                                                                 -----------                          -------
                                                                -           --------                 -       ---------

Net Asset Value, End of Period                                       $232.06 $231.34 $219.57  $188.95 $138.65  $177.03
                                                                 ===========                          =======
                                                                =           ========                 =       =========

Total Return (%)                                                     9.3 (b)     6.8    16.2     36.3  (21.6) (1.3)(b)

Ratio of operating expenses to average
net assets before expense reductions (%)                           1.09 (c)    1.09    1.13     1.14    1.12 1.15 (c)

Ratio of operating expenses to average
net assets after expense reductions  (%) (d)                       1.07 (c)    1.06    1.10      N/A    1.12 1.15 (c)

Ratio of operating expenses to average net
assets without giving effect to the contractual expense
agreement would have been (%)                                           N/A     N/A     N/A      N/A     N/A 1.15 (c)

Ratio of net investment income (loss) to
average net assets (%)                                              (0.07)(c)  (0.10)  (0.26)   (0.37)  (0.01) 0.03 (c)

Portfolio turnover rate (%)                                           78 (c)     101     135      118      99      111

Net assets, end of period (000)                                      $58,108 $50,554 $47,131  $31,759 $10,242   $2,142

(a)  Commencement of operations was July 29, 2002 and
     May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--95.0% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--1.4%
                                                                         312,332
AAR Corp. (a).........................  14,050 $

Argon, Inc. (a) (b)...................   4,467       118,956

Aviall, Inc. (b)......................  11,862       563,682

BE Aerospace, Inc.....................  25,315       578,701

Ceradyne, Inc. (a) (b)................   9,065       448,627

Cubic Corp............................   5,113       100,266

Curtiss Wright Corp...................  15,488       478,269

DynCorp. International, Inc...........   9,367        97,229

EDO Corp. (a).........................   5,132       124,913

Essex Corp. (a) (b)...................   5,739       105,712

Esterline Technologies Corp...........   9,672       402,258

GenCorp, Inc. (a).....................  17,581       281,823

HEICO Corp. (Class A).................     371         8,800

HEICO Corp. (Class B) (a).............   8,239       233,576

Hexcel Corp. (a)......................  31,586       496,216

K&F Industries Holdings, Inc. (a).....   5,316        94,253

Ladish, Inc...........................   4,826       180,830

Moog, Inc. (a) (b)....................  12,547       429,358

MTC Technologies, Inc. (a) (b)........   3,316        78,357

Orbital Sciences Corp. (b)............  17,639       284,693

Sequa Corp. (Class A) (a) (b).........   2,518       205,217

Taser International, Inc. (a).........  19,871       157,180

Teledyne Technologies, Inc. (a) (b)...  11,430       374,447

Triumph Group, Inc. (a)...............   5,638       270,624

United Industrial Corp. (a)...........   4,197       189,914
                                                --------------
                                               -
                                                                       6,616,233
                                                --------------
                                               -


Air Freight & Logistics--0.4%

ABX Air, Inc. (a).....................  19,408       117,224

Dynamex, Inc. (a).....................   4,083        89,050

EGL, Inc. (a).........................  10,629       533,576

Forward Air Corp......................  11,946       486,561

Hub Group, Inc. (Class A).............  12,966       318,056

Pacer International, Inc..............  12,033       392,035
                                                --------------
                                               -
                                                                       1,936,502
                                                --------------
                                               -


Airlines--0.6%

AirTran Holdings, Inc. (a) (b)........  29,552       439,143

Alaska Air Group, Inc. (b)............  13,391       527,873

ExpressJet Holdings, Inc..............  15,961       110,291

Frontier Airlines Holdings, Inc. (a)..  12,420        89,548

JetBlue Airways Corp. (a) (b).........  58,437       709,425

Mesa Air Group, Inc. (a)..............  14,947       147,228

Republic Airways Holdings, Inc. (a)
   (b)................................  11,258       191,611

SkyWest, Inc. (a).....................  20,389       505,647
                                                --------------
                                               -
                                                                       2,720,766
                                                --------------
                                               -


Auto Components--0.8%

Aftermarket Technology Corp...........   7,198       178,870

American Axle & Manufacturing
   Holdings, Inc. (a).................  17,721       303,206

ArvinMeritor, Inc. (a)................  26,037       447,576

Bandag, Inc. (a)......................   4,766       174,388

Cooper Tire & Rubber Co. (a)..........  21,039       234,374

Drew Industries, Inc. (a) (b).........   6,424       208,138

GenTek, Inc...........................   3,403        91,371

IMPCO Technologies, Inc. (a)..........   8,154        87,003

Security Description                   Shares      Value*
---------------------------------------------------------------



Auto Components--(Continued)
                                                                         505,166
Lear Corp. (a) (b)....................  22,745 $

LKQ Corp. (a) (b).....................  15,508       294,652

Modine Manufacturing Co...............  13,136       306,857

Sauer-Danfoss, Inc. (a)...............   3,084        78,395

Superior Industries International,
   Inc. (a)...........................   7,938       145,186

Tenneco, Inc..........................  15,670       407,420

Visteon Corp..........................  41,307       297,823
                                                --------------
                                               -
                                                                       3,760,425
                                                --------------
                                               -


Automobiles--0.1%

Fleetwood Enterprises, Inc. (a).......  23,099       174,166

Monaco Coach Corp. (a) (b)............   9,051       114,948

Winnebago Industries, Inc. (a)........  11,901       369,407
                                                --------------
                                               -
                                                                         658,521
                                                --------------
                                               -


Beverages--0.1%

Boston Beer, Inc. (a) (b).............   4,833       141,559

Coca-Cola Bottling Co.................   2,580       130,987

Peet's Coffee & Tea, Inc. (a) (b).....   5,683       171,570
                                                --------------
                                               -
                                                                         444,116
                                                --------------
                                               -


Biotechnology--2.9%

Affymetrix, Inc.......................  23,115       591,744

Albany Molecular Research, Inc........   8,652        92,403

Alexion Pharmaceuticals, Inc. (a).....  10,417       376,262

Alkermes, Inc. (a) (b)................  32,024       605,894

Applera Corp.--Celera Genomics (a).....  25,586       331,339

Arena Pharmaceuticals, Inc............  16,001       185,292

Array Biopharma, Inc..................  20,217       173,866

BioCryst Pharmaceuticals, Inc. (a)....   8,872       127,136

BioMarin Pharmaceutical, Inc. (a) (b).  29,613       425,539

Cell Genesys, Inc. (a)................  14,634        73,463

Cepheid, Inc. (a).....................  20,040       194,588

Connetics Corp. (a)...................  11,816       138,956

Cubist Pharmaceuticals, Inc. (a)......  19,499       490,985

CV Therapeutics, Inc. (a).............  15,971       223,115

deCODE genetics, Inc. (a) (b).........  23,851       147,638

Dendreon Corp. (a)....................  26,010       125,888

Digene Corp. (a) (b)..................   5,915       229,147

Diversa Corp..........................  12,014       116,055

Encysive Pharmaceuticals, Inc. (a) (b)  24,646       170,797

Enzo Biochem, Inc. (a)................  10,914       164,583

Enzon Pharmaceuticals, Inc. (a).......  15,476       116,689

Exelixis, Inc. (a) (b)................  27,242       273,782

Genta, Inc. (a).......................       1             2

Geron Corp. (a).......................  19,708       135,985

Human Genome Sciences, Inc. (a) (b)...  44,018       470,993

ICOS Corp. (b)........................  22,238       489,014

Incyte Corp. (a) (b)..................  27,378       125,939

Indevus Pharmaceuticals, Inc. (a).....  19,151       104,756

InterMune, Inc. (a) (b)...............  10,030       164,994

ISIS Pharmaceuticals, Inc. (a)........  26,008       157,348

Kendle International, Inc.............   4,547       167,011

Keryx Biopharmaceuticals, Inc. (a) (b)  15,693       222,841

Lexicon Genetics, Inc. (a)............  20,699        90,869

Luminex Corp. (a).....................  11,692       203,324

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Biotechnology--(Continued)
                                                                         357,793
Martek Biosciences Corp. (b)..........  12,359 $

Medarex, Inc. (a).....................  46,835       450,084

Momenta Pharmaceuticals, Inc. (a).....   8,618       109,535

Monogram Biosciences, Inc. (a)........  40,442        80,075

Myogen, Inc. (a) (b)..................  14,784       428,736

Myriad Genetics, Inc. (a).............  13,728       346,632

Nabi Biopharmaceuticals (a) (b).......  19,772       113,491

Neurocrine Biosciences, Inc. (b)......  12,908       136,825

Northfield Laboratories, Inc. (a).....   8,731        86,350

Novavax, Inc. (a).....................  23,794       119,922

Nuvelo, Inc. (a) (b)..................  17,277       287,662

Onyx Pharmaceuticals, Inc. (a) (b)....  14,156       238,245

OSI Pharmaceuticals, Inc..............  19,467       641,632

Panacos Pharmaceuticals, Inc. (a) (b).  19,898       109,837

Peregrine Pharmaceuticals, Inc. (a)...  68,383       108,729

PRA International (a).................   6,738       150,055

Progenics Pharmaceuticals, Inc........   8,091       194,669

Regeneron Pharmaceuticals, Inc. (a)...  16,549       212,158

Savient Pharmaceuticals, Inc. (a).....  20,981       110,150

Serologicals Corp. (a) (b)............  13,979       439,500

Sirna Therapeutics, Inc. (a)..........  16,389        93,417

Tanox, Inc. (a).......................   7,862       108,731

Telik, Inc. (a) (b)...................  19,117       315,431

United Therapeutics Corp. (a).........   8,930       515,886

Zymogenetics, Inc. (a)................  12,336       234,014
                                                --------------
                                               -
                                                                      13,697,796
                                                --------------
                                               -


Building Products--0.6%

American Woodmark Corp. (a)...........   3,650       127,896

Apogee Enterprises, Inc. (a)..........  10,965       161,186

Builders Firstsource, Inc.............   3,888        79,160

Elk Corp. (a).........................   6,570       182,449

Goodman Global, Inc. (a)..............   8,577       130,199

Griffon Corp. (a).....................  11,786       307,615

Insteel Industries, Inc...............   4,954       119,887

Jacuzzi Brands, Inc. (a)..............  23,923       210,522

NCI Building Systems, Inc. (a)........   6,863       364,906

PW Eagle, Inc. (a)....................   3,763       113,793

Simpson Manufacturing, Inc. (a).......  13,456       485,089

Trex Co., Inc. (a) (b)................   3,357        86,913

Universal Forest Products, Inc........   5,221       327,513
                                                --------------
                                               -
                                                                       2,697,128
                                                --------------
                                               -


Capital Markets--1.0%

Apollo Investment Corp. (a)...........  27,478       507,793

Ares Capital Corp.....................  12,924       218,803

Calamos Asset Management, Inc.........   7,563       219,251

Capital Southwest Corp. (a)...........     913        95,363

Cohen & Steers, Inc. (a)..............   4,670       110,212

GFI Group, Inc. (a) (b)...............   4,137       223,191

Gladstone Capital Corp. (a)...........   3,939        84,255

Greenhill & Co., Inc. (a).............   6,013       365,350

Knight Capital Group, Inc.............  37,025       563,891

LaBranche & Co., Inc. (a) (b).........  17,128       207,420

MarketAxess Holdings, Inc. (a)........   7,823        86,131

MCG Capital Corp. (a).................  18,618       296,026

Security Description                   Shares      Value*
---------------------------------------------------------------



Capital Markets--(Continued)
                                                                         163,636
optionsXpress Holdings, Inc. (a)......   7,020 $

Piper Jaffray Co. (a).................   7,865       481,417

Stifel Financial Corp. (a)............   4,207       148,549

SWS Group, Inc........................   4,630       111,676

Technology Investment Capital Corp....   4,616        67,624

TradeStation Group, Inc. (a)..........   7,150        90,591

Waddell & Reed Financial, Inc. (Class
   A) (a).............................  28,626       588,551
                                                --------------
                                               -
                                                                       4,629,730
                                                --------------
                                               -


Chemicals--1.5%

A. Schulman, Inc. (a).................  10,504       240,437

American Vanguard Corp. (a)...........   4,992        77,276

Arch Chemicals, Inc. (a)..............   7,821       281,947

Balchem Corp. (a).....................   3,922        88,245

Calgon Carbon Corp. (a)...............  11,412        69,499

Cambrex Corp..........................   9,629       200,572

CF Industries Holdings, Inc...........  18,892       269,400

Ferro Corp............................  15,010       239,560

Georgia Gulf Corp.....................  11,035       276,096

H.B. Fuller Co. (a)...................  10,183       443,673

Hercules, Inc. (b)....................  39,017       595,399

Innospec, Inc. (a)....................   3,588        91,207

MacDermid, Inc........................   9,830       283,104

Minerals Technologies, Inc............   6,658       346,216

NewMarket Corp........................   5,976       293,183

Olin Corp.............................  24,554       440,253

OM Group, Inc.........................   8,796       271,357

Omnova Solutions, Inc. (a)............  15,030        85,370

Pioneer Companies, Inc................   4,217       115,040

PolyOne Corp. (a).....................  28,510       250,318

Rockwood Holdings, Inc................  12,049       277,247

Sensient Technologies Corp. (a).......  17,198       359,610

Spartech Corp.........................  10,539       238,181

Symyx Technologies, Inc. (b)..........  10,589       255,724

Terra Industries, Inc. (a)............  30,353       193,349

Tronox, Inc. (a)......................  13,666       179,981

W.R. Grace & Co. (a) (c)..............  21,867       255,844

Zoltek Companies, Inc. (a)............   4,505       134,654
                                                --------------
                                               -
                                                                       6,852,742
                                                --------------
                                               -


Commercial Banks--8.6%

1st Source Corp. (a)..................   3,335       112,823

Accredited Home Lenders Holding Co.
   (a)................................   6,732       321,857

Alabama National Bancorp..............   5,141       350,359

Amcore Financial, Inc.................   8,213       240,723

Americanwest Bancorp..................   3,389        76,761

Ameris Bancorp (a)....................   5,673       131,273

Anchor Bancorp Wisconsin, Inc. (a)....   6,242       188,321

Arrow Financial Corp. (a).............   3,518        96,499

Bancfirst Corp........................   3,574       159,937

Bank Mutual Corp......................  18,775       229,431

Bank of Granite Corp. (a).............   5,282       110,024

Bank of the Ozarks, Inc. (a)..........   4,816       160,373

BankAtlantic Bancorp, Inc. (Class A)
   (a)................................  14,201       210,743

BankFinancial Corp. (a)...............   7,767       134,369

BankUnited Financial Corp. (a) (b)....  10,883       332,149

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                                         138,012
Banner Corp...........................   3,581 $

Berkshire Hill Bancorp, Inc. (a)......   2,446        86,784

Boston Private Financial Holdings,
   Inc................................  11,538       321,910

Brookline Bancorp, Inc. (a)...........  19,909       274,147

Cadence Financial Corp................       1            22

Camden National Corp..................   3,268       130,393

Capital City Bank Group, Inc. (a).....   5,262       158,912

Capital Corp. of the West.............   3,036        97,152

Capitol Bancorp, Ltd..................   5,117       199,307

Cardinal Financial Corp...............   7,941        92,274

Cascade Bancorp. (a)..................   7,795       222,235

Cathay General Bancorp (a) (b)........  17,374       632,066

Centennial Bank Holdings, Inc. (a)....  20,017       206,976

Center Financial Corp.................   3,217        76,050

Central Pacific Financial Corp........  10,034       388,316

Chemical Financial Corp. (a)..........   8,203       251,012

Chittenden Corp. (a)..................  16,114       416,547

Citizens Banking Corp.................  15,545       379,453

Citizens First BanCorp, Inc...........   3,084        82,374

City Bank.............................   2,666       124,396

City Holdings Co. (a).................   6,400       231,296

Cobiz, Inc. (a).......................   4,270        96,160

Columbia BanCorp......................   3,598        90,202

Columbia Banking Systems, Inc. (a)....   6,690       250,072

Community Bank Systems, Inc. (a)......  10,287       207,489

Community Bank, Inc. (a)..............   8,852       230,152

Community Trust Bancorp, Inc. (a).....   4,810       168,013

Corus Bankshares, Inc. (a)............  14,466       378,720

CVB Financial Corp....................  22,684       355,231

Dime Community Bancorp, Inc. (a)......  10,912       148,076

Downey Financial Corp. (a)............   7,123       483,296

Enterprise Financial Services Corp.
   (a)................................   2,974        75,688

F.N.B. Corp. (a)......................  18,785       296,239

F.N.B. Corp. (Virginia) (a)...........   2,623        97,051

Fidelity Bankshares, Inc. (a).........   9,025       287,176

First Bancorp (a).....................   4,498        94,458

First Bancorp (Puerto Rico)...........  24,029       223,470

First Busey Corp. (a).................   4,770        97,642

First Charter Corp. (a)...............   9,752       239,217

First Commonwealth Financial Corp. (a)  24,741       314,211

First Community Bancorp, Inc..........   6,580       388,746

First Community Bancshares, Inc. (a)..   3,168       104,512

First Financial Bancorp (a)...........  11,494       171,376

First Financial Bankshares, Inc. (a)..   7,129       260,494

First Financial Corp. (a).............   4,482       134,505

First Financial Holdings, Inc. (a)....   4,175       133,600

First Indiana Corp. (a)...............   5,860       152,536

First Merchants Corp. (a).............   7,299       177,439

First Midwest Bancorp, Inc. (a).......  16,199       600,659

First Niagara Financial Group, Inc.
   (a)................................  37,343       523,549

First Oak Brook Bancshares, Inc. (a)..   2,411        89,207

First Place Financial Corp............   5,245       120,687

First Regional Bancorp................     928        81,664

First Republic Bank...................   7,313       334,935

First South BanCorp, Inc..............   2,989       102,313

First State Bancorp...................   4,936       117,378

FirstMerit Corp.......................  26,930       563,914

Security Description                   Shares      Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                                          98,670
Flag Financial Corp. (a)..............   5,073 $

Flagstar Bancorp, Inc. (a)............  14,886       237,581

Flushing Financial Corp...............   8,744       157,042

Franklin Bank Corp. (a) (b)...........   6,748       136,242

Frontier Financial Corp. (a)..........   8,158       277,290

GB&T Bancshares, Inc. (a).............   6,632       144,312

Glacier Bancorp, Inc. (a).............  12,170       356,216

Great Southern Bancorp, Inc. (a)......   5,384       164,374

Greater Bay Bancorp (a)...............  17,767       510,801

Greene County Bancshares, Inc.........   2,273        70,372

Hancock Holding Co....................   9,534       533,904

Hanmi Financial Corp. (a).............  13,067       254,022

Harbor Florida Bancshares, Inc. (a)...   6,820       253,295

Harleysville National Corp. (a).......   9,341       198,123

Heartland Financial USA, Inc. (a).....   5,150       137,248

Heritage Commerce Corp................   4,076       101,044

Horizon Financial Corp. (a)...........   3,556        97,541

IBERIABANK Corp.......................   4,181       240,575

Independent Bank Corp. (a)............   7,554       198,670

Independent Bank Corp.
   (Massachusetts) (a)................   4,782       155,272

Integra Bank Corp.....................   5,066       110,186

Interchange Financial Services Corp.
   (a)................................   7,059       158,828

International Bancshares Corp. (a)....  15,772       433,415

Investors Bancorp, Inc................  17,402       235,797

Irwin Financial Corp. (a).............   6,221       120,625

ITLA Capital Corp.....................   1,943       102,163

Kearny Financial Corp. (a)............   7,535       111,518

Lakeland Bancorp, Inc. (a)............   7,976       124,984

Lakeland Financial Corp...............   4,806       116,738

Macatawa Bank Corp. (a)...............   5,290       123,743

MAF Bancorp, Inc......................  11,809       505,898

Mainsource Financial Group, Inc. (a)..   3,554        61,946

MB Financial, Inc. (a)................   7,154       252,965

MBT Financial Corp. (a)...............   5,287        84,592

Mercantile Bankcorp...................   2,457        97,911

Mid-State Bancshares..................   8,118       227,304

Midwest Banc Holdings, Inc. (a).......   6,195       137,839

Nara Bancorp, Inc.....................   9,629       180,544

National Penn Bancshares, Inc. (a)....  16,844       334,522

NBT Bancorp, Inc. (a).................  10,769       250,164

Net.Bank, Inc.........................  16,110       106,809

NewAlliance Bancshares, Inc. (a)......  39,521       565,546

Northwest Bancorp, Inc. (a)...........   6,125       162,313

Old National Bancorp (a)..............  23,710       473,489

Old Second Bancorp, Inc. (a)..........   4,900       151,900

Omega Financial Corp. (a).............   5,833       182,631

Oriental Financial Group, Inc. (a)....   6,400        81,664

Pacific Capital Bancorp...............  15,303       476,229

Park National Corp. (a)...............   3,808       376,268

Partners Trust Financial Group, Inc.
   (a)................................  16,463       187,843

People's Bancorp, Inc.................   3,541       105,663

Pinnacle Financial Partners, Inc. (a)
   (b)................................   5,384       163,835

Placer Sierra Bancshares..............   4,266        98,929

Premierwest Bancorp (a)...............       --             5

PrivateBancorp, Inc. (a)..............   6,351       262,995

Prosperity Bancshares, Inc. (a).......   8,772       288,511

Provident Bancorp, Inc. (a)...........  15,103       199,662

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                                         437,808
Provident Bankshares Corp. (a)........  12,031 $

Provident Financial Services, Inc.....  23,670       424,877

Renasant Corp. (a)....................   3,265       131,743

Republic Bancorp, Inc. (a)............  23,897       296,084

S&T Bancorp, Inc. (a).................   8,184       271,954

S.Y. Bancorp, Inc. (a)................   4,911       134,954

Sandy Spring Bancorp, Inc. (a)........   5,744       207,129

SCBT Financial Corp. (a)..............   3,327       118,608

Seacoast Banking Corp. (a)............   4,108       109,396

Security Bank Corp. (a)...............   5,076       113,043

Shore Bancshares, Inc.................   3,063        83,099

Signature Bank (a) (b)................  10,022       324,512

Simmons First National Corp. (a)......   4,677       135,680

Sound Federal Bancorp, Inc............   3,887        80,811

Southside Bancshares, Inc. (a)........   2,727        60,867

Southwest Bancorp, Inc. (Oklahoma) (a)   6,952       177,276

State National Bancshares, Inc. (a)...   3,721       141,807

Sterling Bancorp......................   8,328       162,396

Sterling Bancshares, Inc..............  17,892       335,475

Sterling Financial Corp.
   (Pennsylvania).....................  10,781       236,104

Sterling Financial Corp. (Washington).  11,455       349,492

Suffolk Bancorp (a)...................   3,640       119,210

Sun Bancorp, Inc. (New Jersey) (a)....   3,561        57,831

Susquehanna Bancshares, Inc. (a)......  17,213       411,391

SVB Financial Group (b)...............  11,847       538,565

Taylor Capital Group, Inc.............   2,186        89,211

Texas Capital Bancshares, Inc. (a)....   6,970       162,401

Texas Regional Bancshares, Inc. (a)...  15,127       573,616

Texas United Bancshares, Inc..........   3,356        94,471

The Bancorp, Inc. (a).................   3,585        89,661

TierOne Corp..........................   7,148       241,388

Tompkins Trustco, Inc. (a)............   3,247       139,630

TriCo Bancshares (a)..................   4,816       131,862

TrustCo Bank Corp. (a)................  24,286       267,632

Trustmark Corp........................  15,840       490,565

UCBH Holdings, Inc. (a)...............  31,678       523,954

UMB Financial Corp....................  11,482       382,810

Umpqua Holdings Corp. (a).............  20,952       537,409

Union Bankshares Corp. (a)............   3,102       133,820

United Bankshares, Inc. (a)...........  13,511       494,908

United Community Bank, Inc. (a).......  11,809       359,466

United Community Financial Corp. (a)..   9,993       119,916

Univest Corp. (a).....................   3,709       102,443

USB Holding, Inc. (a).................   3,609        81,203

Vineyard National Bancorp (a).........   2,650        71,285

Virginia Commerce Bancorp, Inc. (a)
   (b)................................   4,270       102,053

Virginia Financial Group, Inc. (a)....   2,581       108,970

W Holding Co., Inc. (a)...............  35,463       235,829

Washington Trust Bancorp, Inc. (a)....   4,321       119,778

WesBanco, Inc. (a)....................   7,824       242,466

West Bancorp, Inc. (a)................   5,573       104,048

West Coast Bancorp....................   5,829       171,781

WestAmerica Bancorp (a)...............  11,650       570,501

Western Alliance BanCorp (a)..........   4,611       160,371

Willow Grove BanCorp, Inc.............   5,444        86,614

Wilshire Bancorp, Inc. (a)............   4,762        85,811

Wintrust Financial Corp. (a)..........   8,841       449,565

Yardville National Bancorp (a)........   2,780        99,329
                                                --------------
                                               -
                                                                      40,618,800
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Commercial Services & Supplies--3.7%
                                                                         236,100
ABM Industries, Inc. (a)..............  13,807 $

Acco Brands Corp......................  15,248       333,613

Administaff, Inc......................   7,106       254,466

American Ecology Corp. (a)............   4,069       107,829

American Reprographics Co.............   8,945       324,256

Atlas Air Worldwide Holdings, Inc. (a)   6,791       333,031

Banta Corp. (a).......................   8,393       388,848

Bowne & Co., Inc. (a).................  13,220       189,046

Brady Corp. (a).......................  15,144       557,905

Casella Waste Systems, Inc............   6,512        85,242

CDI Corp..............................   4,048       117,392

Cenveo, Inc...........................  18,733       336,257

Clean Harbors, Inc. (a)...............   6,693       269,795

Coinstar, Inc. (a)....................  10,718       256,589

COMSYS IT Partners, Inc...............   6,067        91,733

Consolidated Graphics, Inc. (a).......   3,708       193,038

CoStar Group, Inc. (a)................   6,563       392,664

CRA International, Inc. (a) (b).......   3,858       174,150

Deluxe Corp...........................  17,469       305,358

DiamondCluster International, Inc.....   9,770        77,378

Ennis Business Forms, Inc. (a)........   8,338       164,092

Exponent, Inc. (a)....................   8,272       139,797

FTI Consulting, Inc. (a)..............  14,750       394,858

G&K Services, Inc.....................   8,006       274,606

Global Cash Access, Inc. (a) (b)......  11,612       181,496

Healthcare Services Group, Inc. (a)...   9,604       201,204

Heidrick & Struggles International,
   Inc. (b)...........................   7,652       258,944

Herman Miller, Inc. (a)...............  22,289       574,388

Hudson Highland Group, Inc. (a) (b)...   8,850        95,492

Huron Consulting Group, Inc...........   6,034       211,733

IHS, Inc. (a).........................   8,101       240,033

IKON Office Solutions, Inc............  37,318       470,207

Interpool, Inc........................   4,367        97,035

John H. Harland Co. (a)...............   9,491       412,859

Kelly Services, Inc. (Class A)........   6,631       180,164

Kenexa Corp. (b)......................   5,603       178,456

Kforce, Inc. (a)......................  11,332       175,533

Knoll, Inc. (b).......................  11,328       207,982

Korn/Ferry International, Inc. (a) (b)  14,696       287,895

Labor Ready, Inc. (a).................  19,496       441,584

Layne Christensen Co. (a).............   3,372        95,596

LECG Corp. (b)........................   8,724       161,132

McGrath Rentcorp......................   8,769       243,866

Mine Safety Appliances Co. (a)........  10,995       441,999

Mobile Mini, Inc. (a) (b).............  11,370       332,686

Navigant Consulting, Inc. (a) (b).....  16,584       375,628

NCO Group, Inc. (a) (b)...............  10,496       277,514

On Assignment, Inc. (b)...............   9,863        90,641

PeopleSupport, Inc. (b)...............   7,007        94,314

PHH Corp..............................  18,910       520,781

Pike Electric Corp. (a)...............   4,285        82,529

Resources Connection, Inc. (a) (b)....  17,185       429,969

Rollins, Inc..........................  10,521       206,632

Schawk, Inc. (a)......................   6,595       115,413

School Specialty, Inc. (a)............   8,915       283,943

SIRVA, Inc. (a).......................  18,208       117,806

Sitel Corp............................  22,069        86,510

Sourcecorp, Inc. (a)..................   5,056       125,338

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Commercial Services &
   Supplies--(Continued)
                                                                         216,509
Spherion Corp. (a)...................   23,740 $

Synagro Technologies, Inc. (a).......   23,225        91,274

Teletech Holdings, Inc. (a)..........   12,520       158,503

Tetra Technologies, Inc..............   17,868       316,978

The Advisory Board Co. (b)...........    6,513       313,210

The Geo Group, Inc...................    4,644       162,772

United Stationers, Inc...............   10,645       525,011

Viad Corp. (a).......................    7,266       227,426

Volt Information Sciences, Inc. (a)..    3,184       148,374

Waste Connections, Inc. (b)..........   16,002       582,473

Waste Services, Inc. (a).............    7,102        63,847

Watson Wyatt & Co. Holdings (b)......   14,195       498,812
                                                --------------
                                               -
                                                                      17,600,534
                                                --------------
                                               -


Communications Equipment--2.4%

3Com Corp. (a) (b)...................  132,349       677,627

ADTRAN, Inc. (a).....................   23,237       521,206

Anaren, Inc. (a) (b).................    8,998       184,369

Andrew Corp. (b).....................   53,781       476,500

Arris Group, Inc. (a) (b)............   35,727       468,738

Avanex Corp. (a).....................   59,807       105,260

Avocent Corp. (a) (b)................   17,916       470,295

Bel Fuse, Inc. (Class B) (a).........    3,876       127,172

Black Box Corp. (a)..................    5,584       214,035

Blue Coat Systems, Inc. (a) (b)......    3,656        61,640

C-COR.net Corp. (a)..................   13,999       108,072

CommScope, Inc. (a) (b)..............   18,589       584,066

Comtech Telecommunications Corp......    7,443       217,857

CT Communications, Inc. (a)..........    5,790       132,417

Digi International, Inc. (a).........    7,205        90,279

Dycom Industries, Inc. (a) (b).......   17,175       365,656

Echelon Corp. (a)....................    9,320        69,807

EMS Technologies, Inc................    5,492        98,691

Extreme Networks, Inc................   41,400       172,224

Finisar Corp. (a)....................   75,250       246,068

Foundry Networks, Inc. (a) (b).......   49,349       526,060

Harmonic, Inc. (a)...................   24,790       111,059

Inter-Tel, Inc.......................    7,313       154,012

Interdigital Commerce Corp. (a)......   17,752       619,722

Ixia (a) (b).........................   14,919       134,271

Loral Space & Communications, Inc....    4,175       118,403

MRV Communications, Inc. (a).........   37,106       115,400

Netgear, Inc. (a)....................   10,411       225,398

Oplink Communications, Inc. (a) (b)..    5,294        96,933

Packeteer, Inc. (b)..................   10,674       121,043

Plantronics, Inc. (a)................   16,838       373,972

Polycom, Inc. (b)....................   29,322       642,738

Powerwave Technologies, Inc. (a) (b).   36,417       332,123

Redback Networks, Inc. (a) (b).......   18,945       347,451

SafeNet, Inc. (a) (b)................    8,748       155,015

Sonus Networks, Inc. (a).............   80,309       397,530

Stratex Networks, Inc. (a)...........   34,185       115,887

Sycamore Networks, Inc...............   56,314       228,635

Symmetricom, Inc. (a)................   18,002       127,274

Tekelec, Inc. (a)....................   18,063       223,078

UTStarcom, Inc. (a) (b)..............   41,391       322,436

ViaSat, Inc. (b).....................    8,138       208,984
                                                --------------
                                               -
                                                                      11,089,403
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Computers & Peripherals--1.3%
                                                                         165,128
Adaptec, Inc. (a).....................  38,048 $

Advanced Digital Information Corp. (a)  21,975       258,646

Avid Technology, Inc. (a) (b).........  14,314       477,086

Brocade Communications Systems, Inc.
   (a)................................  99,715       612,250

Concurrent Computer Corp..............       1             3

Electronics for Imaging, Inc. (a).....  21,767       454,495

Emulex Corp. (b)......................  27,562       448,434

Gateway, Inc. (a) (b).................  82,964       157,632

Hutchinson Technology, Inc. (a).......  10,438       225,774

Hypercom Corp.........................  16,588       155,098

Imation Corp..........................  12,404       509,184

Intermec, Inc. (a)....................  16,327       374,541

Komag, Inc. (a).......................  10,860       501,515

McDATA Corp. (Class A) (a) (b)........  49,252       200,948

Neoware, Inc..........................   7,010        86,153

Novatel Wireless, Inc. (a) (b)........   9,676       100,437

Palm, Inc. (a)........................  30,306       487,927

Presstek, Inc. (a)....................   8,252        76,826

Quantum Corp. (a).....................  58,375       152,943

Rackable Systems, Inc. (a) (b)........   9,441       372,825

Stratasys, Inc. (a)...................   3,679       108,383

Synaptics, Inc. (a)...................   9,134       195,468
                                                --------------
                                               -
                                                                       6,121,696
                                                --------------
                                               -


Construction & Engineering--0.5%

Comfort Systems USA, Inc..............  12,729       181,897

EMCOR Group, Inc......................  10,614       516,583

Granite Construction, Inc.............  11,649       527,350

Infrasource Services, Inc. (a)........   9,285       169,080

Insituform Technologies, Inc. (a) (b).   8,726       199,738

Integrated Electrical Services, Inc.
   (a)................................   5,516        96,365

MasTec, Inc. (a)(b)...................  11,985       158,322

Perini Corp...........................   6,452       145,170

Sterling Construction Co., Inc. (a)...   3,169        87,464

Williams Scotsman International, Inc.
   (a)................................  10,303       225,018
                                                --------------
                                               -
                                                                       2,306,987
                                                --------------
                                               -


Construction Materials--0.3%

Ameron International Corp.............   3,679       246,567

Headwaters, Inc. (a) (b)..............  15,089       385,675

Texas Industries, Inc. (a)............   8,457       449,067

U.S. Concrete, Inc. (a)...............  11,824       130,655
                                                --------------
                                               -
                                                                       1,211,964
                                                --------------
                                               -


Consumer Finance--0.5%

Advance America Cash Advance Centers,
   Inc. (a)...........................  22,152       388,546

Advanta Corp. (Class B) (a)...........   7,251       260,673

ASTA Funding, Inc. (a)................   3,146       117,818

Cash America International, Inc.......   9,980       319,360

CompuCredit Corp. (a).................   7,564       290,760

Credit Acceptance Corp. (a)...........   3,520        95,533

Dollar Financial Corp.................   4,535        81,630

EzCorp., Inc. (a).....................   4,249       160,145

First Cash Financial Services.........   7,822       154,485

United PanAm Financial Corp. (b)......   3,687       112,085

World Acceptance Corp. (a)............   6,270       222,710
                                                --------------
                                               -
                                                                       2,203,745
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Containers & Packaging--0.4%
                                                                          87,059
AEP Industries, Inc...................   2,605 $

AptarGroup, Inc.......................  11,849       587,829

Buckeye Technologies, Inc. (a)........   8,960        68,454

Caraustar Industries, Inc. (a)........  11,215       100,935

Graphic Packaging Corp................  27,357       103,683

Greif Brothers Corp...................   5,597       419,551

Myers Industries, Inc.................   8,698       149,519

Rock Tennessee Co. (a)................  11,409       181,974

Silgan Holdings, Inc..................   7,176       265,584
                                                --------------
                                               -
                                                                       1,964,588
                                                --------------
                                               -


Distributors--0.2%

Building Materials Holdings Corp. (a).  10,850       302,390

Core-Mark Holding Co., Inc. (b).......   3,709       132,782

Keystone Automotive Industries, Inc...   5,150       217,433

Source Interlink Cos., Inc. (a).......  10,894       129,639
                                                --------------
                                               -
                                                                         782,244
                                                --------------
                                               -


Diversified Consumer Services--1.0%

Alderwoods Group, Inc. (a)............  13,386       260,492

Bright Horizons Family Solutions,
   Inc. (b)...........................   9,300       350,517

Coinmach Service Corp.................   9,959       102,080

Corinthian Colleges, Inc. (a) (b).....  29,341       421,337

DeVry, Inc. (b).......................  20,314       446,299

Home Solutions of America, Inc. (a)...  13,387        82,598

INVESTools, Inc.......................  16,036       127,326

Jackson Hewitt Tax Service, Inc.......  12,008       376,451

Mathews International Corp. (a).......  11,672       402,334

PrePaid Legal Services, Inc. (a)......   3,127       107,882

Regis Corp............................  15,984       569,190

Sotheby's Holdings, Inc. (Class A) (b)  20,466       537,233

Stewart Enterprises, Inc. (a).........  34,589       198,887

Strayer Education, Inc................   4,933       479,093

Universal Technical Institute, Inc.
   (a) (b)............................   6,976       153,612

Vertrue, Inc. (a) (b).................   2,518       108,350
                                                --------------
                                               -
                                                                       4,723,681
                                                --------------
                                               -


Diversified Financial Services--0.7%

Ace Cash Express, Inc. (a)............   5,698       166,780

Asset Acceptence Capital Corp. (a)....   5,980       118,404

CBIZ, Inc. (a)........................  20,992       155,551

Charter Municipal Mortgage Acceptance
   Co. (a)............................  17,803       333,094

Commercial Capital Bancorp, Inc.......  14,476       227,997

Federal Agricultural Mortgage Corp.
   (a)................................   4,977       137,863

Financial Federal Corp. (a)...........   9,727       270,508

Fremont General Corp. (a).............  22,507       417,730

International Securities Exchange,
   Inc. (a)...........................  12,872       490,037

KNBT Bancorp. (a).....................   9,880       163,218

Marlin Business Services Corp.........   4,312        97,279

Ocwen Financial Corp. (a).............  13,008       165,332

Pico Holdings, Inc. (a)...............   2,706        87,269

Portfolio Recovery Associates, Inc.
   (a)................................   5,116       233,801

Resource America, Inc. (a)............   5,263       100,260

Rewards Network, Inc. (a).............   9,744        79,608
                                                --------------
                                               -
                                                                       3,244,731
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Diversified Telecommunication Services--0.8%
                                                                         183,185
Alaska Air Group, Inc................   14,481 $

Broadwing Corp. (a)..................   27,848       288,227

Cbeyond Communications, Inc..........    5,845       127,479

Cincinnati Bell, Inc. (a) (b)........   77,730       318,693

Commonwealth Telephone Enterprises,
   Inc. (a) (b)......................    7,216       239,283

Consolidated Communications
   Holdings, Inc. (a)................    8,134       135,268

Covad Communications Group, Inc. (a).  101,601       204,218

Ditech Networks, Inc.................    9,747        84,994

Fairpoint Communications, Inc. (a)...    8,550       123,120

General Communication, Inc...........   17,909       220,639

Golden Telecom, Inc. (a).............    6,960       176,436

IDT Corp. (Class B) (a)..............   18,747       258,521

Iowa Telecommunications Services,
   Inc. (a)..........................    9,545       180,591

North Pittsburgh Systems, Inc. (a)...    5,925       163,293

Premiere Global Services, Inc. (a)...   23,180       175,009

Shenandoah Telecommunications Co. (a)    3,196       150,212

SureWest Communications (a)..........    6,370       123,068

Time Warner Telecom, Inc. (a)........   25,636       380,695

Valor Communications Group, Inc. (a).   14,277       163,472

Vonage Holdings Corp. (a)............   20,351       174,815
                                                --------------
                                               -
                                                                       3,871,218
                                                --------------
                                               -


Electric Utilities--0.9%

ALLETE, Inc..........................    8,140       385,429

Cleco Corp...........................   18,372       427,149

Duquesne Light Holdings, Inc. (a)....   25,718       422,804

El Paso Electric Co..................   15,956       321,673

Empire District Electric Co. (a).....    9,579       196,848

IDACORP, Inc. (a)....................   15,650       536,639

ITC Holdings Corp. (a)...............    4,070       108,181

NGP Capital Resources Co. (a)........    4,928        72,097

Otter Tail Corp......................   11,441       312,683

Portland General Electric Co. (a)....    9,183       229,300

UIL Holdings Corp....................    4,716       265,464

Unisource Energy Corp................   11,123       346,481

Westar Energy, Inc. (a)..............   29,287       616,491
                                                --------------
                                               -
                                                                       4,241,239
                                                --------------
                                               -


Electrical Equipment--1.5%

A.O. Smith Corp......................    6,942       321,831

Acuity Brands, Inc...................   15,774       613,766

American Superconductor Corp. (a)....   12,644       111,647

Baldor Electric Co. (a)..............   11,435       357,801

Belden CDT, Inc. (a).................   15,657       517,464

Capstone Turbine Corp. (a)...........   37,341        85,137

Encore Wire Corp. (a)................    7,971       286,478

Energy Conversion Devices, Inc. (a)..   13,214       481,386

EnerSys (a)..........................   15,059       314,733

Evergreen Solar, Inc. (a)............   22,834       296,385

Franklin Electric, Inc. (a)..........    7,196       371,601

FuelCell Energy, Inc. (a)............   14,608       139,945

General Cable Corp. (a) (b)..........   17,007       595,245

Genlyte Group, Inc...................    8,552       619,421

GrafTech International, Ltd. (a).....   29,803       172,857

II-VI, Inc. (b)......................    7,274       133,114

LSI Industries, Inc. (a).............    6,410       108,906

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Electrical Equipment--(Continued)
                                                                         146,888
Medis Technologies, Ltd. (a)..........   7,243 $

Plug Power, Inc. (a)..................  25,654       119,804

Power-One, Inc. (a)...................  21,131       139,465

Regal Beloit Corp. (a)................  10,368       457,747

Superior Essex, Inc...................   5,734       171,619

The Lamson & Sessions Co..............   4,907       139,163

Vicor Corp. (a).......................   6,862       113,703

Woodward Governor Co. (a).............  10,446       318,707
                                                --------------
                                               -
                                                                       7,134,813
                                                --------------
                                               -


Electronic Equipment &
   Instruments--2.5%

Acacia Research Corp..................   9,889       139,039

Aeroflex, Inc. (b)....................  25,179       293,839

Agilysys, Inc.........................   9,974       179,532

Anixter International, Inc. (b).......  11,633       552,102

Applied Films Corp. (b)...............   5,226       148,889

Benchmark Electronics, Inc. (a).......  23,157       558,547

Brightpoint, Inc......................  17,395       235,354

Checkpoint Systems, Inc...............  13,610       302,278

Cognex Corp. (a)......................  15,740       409,712

Coherent, Inc. (a) (b)................  10,406       350,994

CTS Corp. (a).........................  11,406       169,835

Daktronics, Inc. (a)..................  13,217       381,575

Digital Theater Systems, Inc. (a) (b).   5,471       106,575

Electro Scientific Industries, Inc.
   (b)................................  10,869       195,533

Excel Technology, Inc. (a) (b)........   3,926       117,466

Fargo Electronics, Inc................   4,293       108,999

FLIR Systems, Inc. (b)................  23,395       535,746

Gerber Scientific, Inc................   8,160       106,162

Global Imaging Systems, Inc. (a)......   7,763       320,457

Identix, Inc. (a).....................  28,078       196,265

Insight Enterprises, Inc. (a) (b).....  16,452       313,411

International DisplayWorks, Inc. (a)..  16,248        84,490

Itron, Inc. (a) (b)...................   8,516       504,658

Kemet Corp. (a) (b)...................  30,579       281,938

Littelfuse, Inc. (b)..................   7,349       252,659

LoJack Corp. (a)......................   5,656       106,672

Maxwell Technologies, Inc. (a)........   5,235       102,763

Measurement Specialties, Inc. (a).....   3,555        79,170

Mercury Computer Systems, Inc. (a) (b)   7,510       115,579

Methode Electronics, Inc. (a).........  14,807       155,622

MTS Systems Corp......................   7,526       297,352

Multi Fineline Electronix, Inc. (a)...   2,550        84,635

Newport Corp. (a) (b).................  13,731       221,344

OSI Systems, Inc. (a).................   6,662       118,384

OYO Geospace Corp.....................   1,414        80,754

Park Electrochemical Corp. (a)........   8,044       207,133

Paxar Corp............................  13,947       286,890

Photon Dynamics, Inc. (a).............   6,134        76,798

Plexus Corp. (b)......................  16,083       550,199

RadiSys Corp. (a).....................   9,234       202,779

Rofin-Sinar Technologies, Inc. (b)....   5,108       293,557

Rogers Corp. (a)......................   5,669       319,391

ScanSource, Inc. (a) (b)..............  10,344       303,286

Sirenza Microdevices, Inc. (a)........   9,013       109,418

SunPower Corp. (a)....................   2,858        80,081

SYNNEX Corp. (a)......................   4,600        87,216

Security Description                   Shares      Value*
---------------------------------------------------------------



Electronic Equipment & Instruments--(Continued)
                                                                         330,351
Technitrol, Inc.......................  14,270 $

TTM Technologies, Inc. (a) (b)........  13,244       191,641

Universal Display Corp. (a)...........   8,227       109,501

Viisage Technology, Inc. (a)..........   7,803       118,290

X-Rite, Inc. (a)......................   6,734        74,007

Zygo Corp. (a)........................   6,353       104,126
                                                --------------
                                               -
                                                                      11,652,994
                                                --------------
                                               -


Energy Equipment & Services--2.3%

Atwood Oceanics, Inc. (a) (b).........   8,832       438,067

Basic Energy Services, Inc. (a) (b)...   4,220       129,005

Bristow Group, Inc....................   7,703       277,308

Bronco Drilling Co., Inc. (a) (b).....   4,908       102,528

CARBO Ceramics, Inc. (a)..............   6,497       319,198

Cogent, Inc. (a) (b)..................  15,177       228,717

Color Kinetics, Inc. (a) (b)..........   4,601        87,005

Complete Production Services, Inc.....   8,993       212,595

Dril-Quip, Inc. (a)...................   3,442       283,758

Grey Wolf, Inc. (a) (b)...............  66,019       508,346

Gulf Islands Fabrication, Inc. (a)....   3,421        68,557

Gulfmark Offshore, Inc. (a)...........   6,358       164,227

Hanover Compressor Co. (a) (b)........  34,459       647,140

Hercules Offshore, Inc. (a) (b).......   6,970       243,950

Hornbeck Offshore Services, Inc.......   8,397       298,261

Hydril (b)............................   6,035       473,868

Input/Output, Inc. (a) (b)............  29,280       276,696

Lone Star Technologies, Inc. (b)......  10,665       576,123

Lufkin Industries, Inc. (a)...........   5,378       319,615

Matrix Service Co. (a)................   7,572        86,624

Maverick Tube Corp. (a)...............  12,463       787,537

Metretek Technologies, Inc. (a).......   5,569        95,675

NATCO Group, Inc. (a).................   5,054       203,171

Newpark Resources, Inc. (a)...........  32,711       201,173

NS Group, Inc. (b)....................   7,243       398,944

Oil States International, Inc. (a) (b)  16,711       572,853

Parker Drilling Co. (a)...............  31,977       229,595

PHI, Inc..............................   4,788       158,962

Pioneer Drilling Co. (a) (b)..........  14,250       220,020

RPC, Inc. (a).........................   7,209       175,035

Sulphco, Inc. (a).....................  12,650        90,574

Superior Well Services, Inc...........   3,937        98,031

Trico Marine Services, Inc. (a).......   4,163       141,542

Universal Compression Holdings, Inc.
   (b)................................  10,156       639,523

Veritas DGC, Inc......................  12,528       646,194

W-H Energy Services, Inc..............  10,795       548,710

Warrior Energy Services Corp..........   3,527        85,812
                                                --------------
                                               -
                                                                      11,034,939
                                                --------------
                                               -


Food & Staples Retailing--0.9%

Casey's General Stores, Inc. (a)......  18,712       467,987

Central European Distribution Corp.
   (a)................................  10,316       259,538

Flowers Foods, Inc. (a)...............  19,002       544,217

Great Atlantic & Pacific Tea Co.,
   Inc. (a)...........................   6,118       139,001

Longs Drug Stores Corp. (a)...........  10,129       462,085

Nash Finch Co. (a)....................   6,075       129,337

Pathmark Stores, Inc..................  22,620       212,854

Performance Food Group Co. (a) (b)....  11,525       350,130

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Food & Staples Retailing--(Continued)
                                                                         340,542
Ruddick Corp. (a).....................  13,894 $

Smart & Final, Inc. (a) (b)...........   5,192        87,433

Spartan Stores, Inc. (a)..............   7,601       111,203

The Andersons, Inc. (a)...............   4,644       193,237

The Topps Co., Inc. (a)...............   9,888        81,279

United Natural Foods, Inc. (a) (b)....  14,937       493,220

Weis Markets, Inc. (a)................   3,019       124,383

Wild Oats Markets, Inc. (a)...........  10,328       202,429
                                                --------------
                                               -
                                                                       4,198,875
                                                --------------
                                               -


Food Products--0.9%

Central Garden & Pet Co. (a) (b)......   7,608       327,524

Chiquita Brands International, Inc.
   (a)................................  15,323       211,151

Darling International, Inc. (a).......  18,375        83,239

Delta & Pine Land Co. (a).............  13,252       389,609

Diamond Foods, Inc. (a)...............   6,188        99,441

Gold Kist, Inc. (a)...................  16,661       222,758

Hain Celestial Group, Inc. (b)........  10,793       278,028

Imperial Sugar Co. (a)................   4,412       104,653

J & J Snack Foods Corp................   4,302       142,267

Lancaster Colony Corp. (a)............   8,557       337,745

Lance, Inc. (a).......................  10,266       236,323

Pilgrim's Pride Corp. (a).............  14,058       362,696

Ralcorp Holdings, Inc. (a) (b)........   8,839       375,923

Reddy Ice Holdings, Inc. (a)..........   6,316       128,531

Sanderson Farms, Inc. (a).............   6,025       168,640

Seabord Corp. (a).....................     140       179,200

Tootsie Roll Industries, Inc..........  12,362       360,105

Treehouse Foods, Inc. (a) (b).........  10,964       261,930
                                                --------------
                                               -
                                                                       4,269,763
                                                --------------
                                               -


Gas Utilities--0.8%

Cascade Natural Gas Corp. (a).........   4,390        92,585

Laclede Group, Inc. (a)...............   7,405       254,436

New Jersey Resources Corp. (a)........   9,103       425,838

Nicor, Inc. (a).......................  14,678       609,137

Northwest Natural Gas Co. (a).........   9,122       337,788

Peoples Energy Corp. (a)..............  12,510       449,234

Piedmont Natural Gas Co. (a)..........  25,665       623,660

South Jersey Industries, Inc. (a).....   9,712       266,012

Southwest Gas Corp. (a)...............  12,477       391,029

WGL Holdings, Inc. (a)................  16,218       469,511
                                                --------------
                                               -
                                                                       3,919,230
                                                --------------
                                               -


Health Care Equipment & Supplies--3.9%

Abaxis, Inc. (a)......................   6,884       153,995

ABIOMED, Inc. (a).....................   7,543        97,833

Advanced Magnetics, Inc. (a)..........   3,222        97,369

Align Technology, Inc. (a)............  20,358       150,446

Allscripts Healthcare Solutions, Inc.
   (a)................................  16,425       288,259

American Medical Systems Holdings,
   Inc. (a) (b).......................  24,069       400,749

Analogic Corp.........................   4,515       210,444

Angiodynamics, Inc....................   4,745       128,352

Arrow International, Inc..............   7,257       238,538

ArthroCare Corp. (a) (b)..............   9,400       394,894

Aspect Medical Systems, Inc. (a) (b)..   5,497        95,868

Security Description                   Shares      Value*
---------------------------------------------------------------



Health Care Equipment & Supplies--(Continued)
                                                                         426,071
Bio-Rad Laboratories, Inc.............   6,561 $

Biosite Diagnostics, Inc. (a).........   5,516       251,861

Candela Corp..........................   9,102       144,358

Conceptus, Inc. (a)...................   8,798       120,005

Conmed Corp...........................  10,292       213,044

Conor Medsystems, Inc. (a) (b)........   9,643       266,050

Cyberonics, Inc. (a)..................   6,939       147,939

Datascope Corp. (a)...................   6,246       192,627

Dendrite International, Inc...........  13,945       128,852

Diagnostic Products Corp..............   8,564       498,168

Dionex Corp. (b)......................   6,793       371,305

DJ Orthopedics, Inc. (a)..............   9,247       340,567

Eclipsys Corp.........................  16,059       291,631

Emageon, Inc. (a).....................  10,301       150,292

Encore Medical Corp. (a)..............  18,840        90,620

ev3, Inc. (a) (b).....................   5,272        78,078

Foxhollow Technologies, Inc. (a) (b)..   6,870       187,688

Greatbatch, Inc. (a) (b)..............   7,075       166,970

Haemonetics Corp......................   9,698       451,054

HealthTronics, Inc. (a) (b)...........  11,300        86,445

Hologic, Inc. (a) (b).................  15,543       767,202

I Flow Corp. (a)......................  12,765       138,117

ICU Medical, Inc. (a) (b).............   4,620       195,149

Illumina, Inc. (a)....................  14,483       429,566

Immucor, Inc. (b).....................  22,692       436,367

Integra LifeSciences Holdings (a) (b).   7,005       271,864

Intermagnetics General Corp. (a) (b)..  13,983       377,261

IntraLase Corp. (a)...................   8,195       137,184

Invacare Corp. (a)....................  11,989       298,286

Inverness Medical Innovations, Inc.
   (a)................................   9,832       277,557

Kensey Nash Corp. (a).................   5,896       173,932

Kyphon, Inc. (b)......................  15,192       582,765

Laserscope (a)........................   8,601       264,997

Lifecell Corp. (a)....................  12,585       389,128

Mentor Corp. (a)......................  12,505       543,968

Merge Technologies, Inc. (a)..........   6,036        74,303

Meridian Bioscience, Inc..............   7,708       192,315

Merit Medical Systems, Inc. (a) (b)...  11,890       163,606

Molecular Devices Corp. (b)...........   5,790       176,942

Neurometrix, Inc. (a).................   4,803       146,299

NuVasive, Inc. (a) (b)................  12,015       219,033

OraSure Technologies, Inc. (a) (b)....  13,839       131,747

Palomar Medical Technologies, Inc.
   (a) (b)............................   5,660       258,266

Polymedica Corp. (a)..................   9,490       341,260

Quidel Corp...........................  11,820       112,290

Sirona Dental Systems, Inc. (a).......   6,289       249,170

SonoSite, Inc. (a) (b)................   6,353       248,021

Spectranetics Corp. (a)...............  11,727       125,713

Stereotaxis, Inc. (a).................   6,668        71,948

STERIS Corp...........................  23,487       536,913

SurModics, Inc. (a)...................   6,054       218,610

Symmetry Medical, Inc. (a) (b)........  12,723       195,934

Thoratec Corp. (a) (b)................  22,194       307,831

Trizetto Group (a)....................  13,889       205,418

Varian, Inc. (a) (b)..................  10,830       449,553

Ventana Medical Systems, Inc. (a).....  10,493       495,060

Viasys Healthcare, Inc. (a)...........  10,621       271,898

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Health Care Equipment & Supplies--(Continued)
                                                                         131,354
Vital Signs, Inc......................   2,652 $

West Pharmaceutical Services, Inc.....  11,942       433,256

Wright Medical Group, Inc. (a) (b)....  11,673       244,316

Zoll Medical Corp.....................   5,263       172,416
                                                --------------
                                               -
                                                                      18,317,187
                                                --------------
                                               -


Health Care Providers & Services--2.5%

Adeza Biomedical Corp.................   6,129        85,929

Air Methods Corp......................   4,119       107,835

Amedisys, Inc. (a) (b)................   5,310       201,249

American Retirement Corp..............  12,271       402,121

AMERIGROUP Corp.......................  17,759       551,239

AMN Healthcare Services, Inc. (a).....  11,363       230,669

AmSurg Corp. (a) (b)..................   9,913       225,521

Apria Healthcare Group, Inc. (a) (b)..  16,827       318,030

Capital Senior Living Corp............   8,842        90,896

Centene Corp. (a) (b).................  15,935       374,951

Chemed Corp. (a)......................   8,490       462,960

Computer Programs & Systems, Inc......   3,571       142,697

Cross Country Healthcare, Inc. (a)....  11,102       201,945

eResearch Technology, Inc. (a)........  16,605       151,106

Five Star Quality Care, Inc...........  12,026       133,128

Genesis HealthCare Corp. (a)..........   6,463       306,152

Gentiva Health Services, Inc. (b).....   8,301       133,065

HealthExtras, Inc. (a) (b)............   9,336       282,134

Healthspring, Inc. (b)................   6,344       118,950

Healthways, Inc.......................  12,125       638,260

Horizon Health Corp. (a) (b)..........   5,842       121,981

inVentiv Health, Inc..................  11,095       319,314

Kindred Healthcare, Inc. (a) (b)......  11,830       307,580

Landauer, Inc. (a)....................   3,870       185,373

LCA-Vision, Inc. (a)..................   8,091       428,095

LHC Group, Inc........................   4,496        89,560

Magellan Health Services, Inc. (a)....  12,702       575,528

Matria Healthcare, Inc. (a) (b).......   7,881       168,811

Molina Healthcare, Inc. (a) (b).......   4,534       172,519

National Healthcare Corp. (a).........   2,378       105,940

Odyssey Healthcare, Inc. (a)..........  11,365       199,683

Omnicell, Inc. (a)....................  10,254       141,710

Option Care, Inc. (a).................   9,739       116,673

Owens & Minor, Inc....................  15,073       431,088

Parexel International Corp. (a) (b)...  11,174       322,370

Per-Se Technologies, Inc. (a).........  12,237       308,128

Phase Forward, Inc....................  12,878       148,355

Providence Service Corp. (a)..........   3,195        87,000

PSS World Medical, Inc................  23,469       414,228

Psychiatric Solutions, Inc. (b).......  18,154       520,294

Radiation Therapy Services, Inc. (a)
   (b)................................   3,764       101,289

RehabCare Group, Inc. (a) (b).........   5,686        98,823

Res-Care, Inc.........................   9,560       191,200

Sunrise Assisted Living, Inc. (a).....  15,417       426,280

Symbion, Inc. (a) (b).................   5,800       120,408

United Surgical Partners
   International, Inc. (a) (b)........  16,160       485,931

Vital Images, Inc. (b)................   4,292       106,012
                                                --------------
                                               -
                                                                      11,853,010
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Hotels, Restaurants & Leisure--3.0%
                                                                          84,864
AFC Enterprises, Inc. (a).............   6,656 $

Ambassadors Group, Inc................   7,264       209,784

Ameristar Casinos, Inc. (a)...........   8,422       163,808

Applebee's International, Inc.........  25,299       486,247

Aztar Corp. (a).......................  12,995       675,220

Bally Technologies, Inc. (a)..........  17,576       289,477

Bally Total Fitness Holding Corp......  13,819        93,693

BJ's Restaurants, Inc. (a) (b)........   5,028       112,326

Bluegreen Corp. (a)...................   9,075       104,000

Bob Evans Farms, Inc..................  12,675       380,377

Buffalo Wild Wings, Inc. (a)..........   3,743       143,394

California Pizza Kitchen, Inc.........   7,481       205,578

CBRL Group, Inc.......................  10,610       359,891

CEC Entertainment, Inc. (a) (b).......  12,863       413,160

Century Casinos Inc...................   7,774        83,260

Chipolte Mexican Grill, Inc. (a)......   2,655       161,822

Churchill Downs, Inc. (a).............   2,600        97,370

CKE Restaurants, Inc. (a).............  23,101       383,708

Denny's Corp..........................  29,921       110,408

Dominos Pizza, Inc....................  13,090       323,847

Dover Downs Gaming & Entertainment,
   Inc. (a)...........................   5,426       106,567

Gaylord Entertainment Co. (a) (b).....  14,338       625,710

Great Wolf Resorts, Inc. (a) (b)......   7,057        84,755

IHOP Corp. (a)........................   7,076       340,214

Isle of Capri Casinos, Inc. (a).......   5,448       139,741

Jack in the Box, Inc. (a).............  11,884       465,853

Krispy Kreme Doughnuts, Inc. (a) (b)..  17,552       142,873

Landry's Restaurants, Inc. (a)........   5,380       174,581

Life Time Fitness, Inc. (a)...........  10,371       479,866

Lodgian, Inc..........................   8,228       117,249

Lone Star Steakhouse & Saloon, Inc....   7,698       201,919

Marcus Corp. (a)......................   6,399       133,611

McCormick & Schmick's Seafood
   Restaurants, Inc. (b)..............   4,456       106,053

Monarch Casino & Resort, Inc. (a).....   3,152        88,634

Morgans Hotel Group Co................   6,796       105,746

Multimedia Games, Inc. (a)............  10,372       105,068

Navigant International, Inc...........   5,853        93,824

O'Charleys, Inc.......................  10,491       178,347

P.F. Chang's China Bistro, Inc. (a)
   (b)................................   8,813       335,070

Papa John's International, Inc. (a)...   8,708       289,106

Pinnacle Entertainment, Inc. (b)......  16,399       502,629

Progressive Gaming International
   Corp. (a)..........................  14,302       111,556

RARE Hospitality International, Inc.
   (a) (b)............................  11,393       327,663

Red Robin Gourmet Burgers, Inc. (a)
   (b)................................   5,773       245,699

Ruby Tuesday, Inc. (a)................  20,181       492,618

Ruth's Chris Steak House, Inc. (a)....   6,362       129,912

Ryan's Restaurant Group, Inc..........  14,640       174,362

Shuffle Master, Inc. (a) (b)..........  13,355       437,777

Six Flags, Inc. (a)...................  22,677       127,445

Sonic Corp. (a) (b)...................  29,103       605,051

Speedway Motorsports, Inc.............   5,630       212,476

Texas Roadhouse, Inc. (a).............  18,181       245,807

The Steak N Shake Co. (a) (b).........   8,968       135,776

Triarc Cos., Inc. (a).................  21,241       331,997

Trump Entertainment Resorts, Inc. (b).   9,906       199,606

Vail Resorts, Inc. (a)................   9,860       365,806

WMS Industries, Inc. (a) (b)..........   9,408       257,685
                                                --------------
                                               -
                                                                      14,100,886
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Household Durables--1.3%
                                                                         382,676
Amereican Greetings Corp. (Class A)...  18,214 $

Avatar Holding, Inc. (a)..............   2,006       114,282

Blount International, Inc.............  13,097       157,426

Blyth, Inc............................   8,456       156,098

Brookfield Homes Corp. (a)............   5,206       171,538

California Coastal Communities, Inc.
   (a)................................   2,667        85,344

Cavco Industries Inc..................   2,236        99,368

Champion Enterprises, Inc. (a)........  25,302       279,334

China BAK Battery Inc. (a)............  10,251        87,236

Ethan Allen Interiors, Inc. (a).......  11,770       430,194

Furniture Brands International, Inc.
   (a)................................  16,624       346,444

Hovnanian Enterprises, Inc. (Class A)
   (a) (b)............................  16,791       505,073

Interface, Inc. (a)...................  15,557       178,128

iRobot Corp. (a) (b)..................   4,131       102,779

Kimball International, Inc. (Class B)
   (a)................................   7,262       143,134

La-Z-Boy, Inc. (a)....................  16,845       235,830

Levitt Corp. (Class A) (a) (b)........   5,017        80,272

Lifetime Brands, Inc..................   4,264        92,401

M/I Schottenstein Homes, Inc. (a).....   4,052       142,144

Meritage Homes Corp. (a) (b)..........   7,648       361,368

National Presto Industries, Inc.......   1,747        91,333

Sealy Corp............................   7,574       100,507

Skyline Corp. (a).....................   2,168        92,747

Stanley Furniture, Inc................   5,050       121,049

Technical Olympic USA, Inc. (a).......   5,446        78,205

Tempur-Pedic International, Inc. (a)
   (b)................................  17,516       236,641

The Yankee Candle Co., Inc. (a).......  15,360       384,154

Tupperware Corp.......................  20,769       408,942

Universal Electronics, Inc............   7,533       133,409

WCI Communities, Inc. (a) (b).........  13,224       266,331
                                                --------------
                                               -
                                                                       6,064,387
                                                --------------
                                               -


Household Products--0.1%

Spectrum Brands, Inc. (a) (b).........  13,179       170,273

WD-40 Co. (a).........................   6,572       220,622
                                                --------------
                                               -
                                                                         390,895
                                                --------------
                                               -


Independent Power Producers & Energy Traders--0.1%

Black Hills Corp. (a).................  11,578       397,473

Ormat Technologies, Inc. (a)..........   2,629       100,296
                                                --------------
                                               -
                                                                         497,769
                                                --------------
                                               -


Industrial Conglomerates--0.1%

Raven Industries, Inc. (a)............   6,403       201,695

Standex International Corp............   3,627       110,079

Tredegar Industries, Inc..............  10,102       159,814
                                                --------------
                                               -
                                                                         471,588
                                                --------------
                                               -


Insurance--2.3%

21st Century Insurance Group (a)......  10,646       153,302

Alfa Corp. (a)........................  11,623       192,477

American Equity Investment Life (a)...  16,135       171,999

American Physicians Capital, Inc......   2,659       139,837

Argonaut Group, Inc. (a)..............  10,151       304,936

Security Description                   Shares      Value*
---------------------------------------------------------------



Insurance--(Continued)
                                                                          79,712
Bristol West Holdings, Inc............   4,982 $

Citizens, Inc. (b)....................       1             5

Clark, Inc............................   6,682        88,202

CNA Surety Corp. (a)..................   4,378        75,652

Commerce Group, Inc...................  18,369       542,620

Delphi Financial Group, Inc...........  14,004       509,185

Direct General Corp. (a)..............   5,117        86,580

Donega Group, Inc. (a)................   3,957        76,805

Enstar Group, Inc. (a)................   1,068        98,459

FBL Financial Group, Inc. (a).........   5,878       190,447

FPIC Insurance Group, Inc. (a)........   3,519       136,361

Harleysville Group, Inc...............   4,300       136,396

Hilb, Rogal & Hamilton Co. (a)........  12,272       457,377

Horace Mann Educators Corp............  13,954       236,520

Infinity Property & Casualty Corp.....   8,320       341,120

James River Group, Inc................   3,364        83,764

Landamerica Financial Group, Inc. (a).   6,365       411,179

Midland Co. (a).......................   4,564       173,341

National Financial Partners Corp. (a).  12,627       559,502

National Interstate Corp. (a).........   5,577       151,248

National Western Life Insurance Co....     717       171,829

Odyssey Re Holdings Corp. (a).........   3,992       105,189

Ohio Casualty Corp. (b)...............  20,908       621,595

Phoenix Cos., Inc.....................  38,099       536,434

PMA Capital Corp......................  10,782       111,055

Presidential Life Corp. (a)...........   6,818       167,586

ProAssurance Corp. (a) (b)............  10,560       508,781

RLI Corp..............................   8,244       397,196

Safety Insurance Group, Inc. (a)......   4,914       233,661

SCPIE Holdings, Inc. (a)..............   3,692        85,839

SeaBright Insurance Holdings, Inc. (a)   5,807        93,551

Selective Insurance Group, Inc. (a)...  10,056       561,829

State Auto Financial Corp. (a)........   6,342       206,369

Stewart Information Services Corp. (a)   5,777       209,763

The Navigators Group, Inc. (a) (b)....   3,750       164,325

Tower Group, Inc. (a).................   5,189       156,967

U.S.I. Holdings Corp. (a).............  14,907       199,903

United Fire & Casualty Co. (a)........   7,145       215,279

Universal American Financial Corp.
   (a) (b)............................  13,303       174,934

Zenith National Insurance Corp. (a)...  12,505       496,073
                                                --------------
                                               -
                                                                      10,815,184
                                                --------------
                                               -


Internet & Catalog Retail--0.3%

Blue Nile, Inc. (a) (b)...............   4,860       156,298

Gaiam, Inc............................   6,150        86,223

GSI Commerce, Inc. (a) (b)............  14,377       194,521

Netflix, Inc..........................  13,528       368,097

Overstock.com, Inc. (a)...............   3,885        82,595

Priceline.com, Inc....................   8,672       258,946

Stamps.com, Inc. (a)..................   6,134       170,648

The Sportsman's Guide, Inc. (b).......   2,804        85,522

ValueVision Media, Inc. (a)...........   9,144       100,858
                                                --------------
                                               -
                                                                       1,503,708
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Internet Software & Services - 2.1%
                                                                         153,369
24/7 Real Media, Inc. (a)............   17,468 $

aQuantive, Inc. (a) (b)..............   25,804       653,615

Ariba, Inc. (a)......................   23,239       191,257

Art Technology Group, Inc. (a).......   39,952       119,057

Bankrate, Inc. (a)...................    3,010       113,658

Chordiant Software, Inc..............   28,968        87,773

CMG Information Services, Inc. (a)...  172,668       208,928

CNET Networks, Inc. (a) (b)..........   51,345       409,733

Cybersource Corp. (a) (b)............    9,466       110,752

DealerTrack Holdings, Inc. (a).......    3,948        87,290

Digital Insight Corp. (a) (b)........   13,076       448,376

Digital River, Inc. (a) (b)..........   13,364       539,772

Digitas, Inc. (b)....................   33,848       393,314

EarthLink, Inc. (a) (b)..............   41,991       363,642

eCollege.com, Inc. (a)...............    8,414       177,872

Equinix, Inc. (a)....................    9,690       531,593

InfoSpace, Inc. (a) (b)..............   12,446       282,151

Internap Network Services Corp.......  113,897       119,592

Internet Capital Group, Inc..........   12,665       113,985

Interwoven, Inc. (a) (b).............   14,801       126,993

iPass, Inc. (a)......................   19,820       110,992

j2 Global Communications, Inc. (a)
   (b)...............................   18,330       572,263

Jupitermedia Corp. (a) (b)...........    9,114       118,482

Marchex, Inc. (a) (b)................    6,604       108,504

NIC, Inc. (a) (b)....................   10,636        76,898

Openwave Systems, Inc. (a) (b).......   30,626       353,424

RealNetworks, Inc. (a)...............   36,443       389,940

S1 Corp. (a).........................   21,159       101,563

SAVVIS, Inc..........................    3,089        91,465

Sohu.com, Inc........................    8,121       209,441

SonicWall, Inc.......................   22,444       201,772

Stellent, Inc. (a)...................    9,279        88,614

The Knot, Inc. (a)...................    5,389       112,792

United Online, Inc. (a)..............   19,949       239,388

ValueClick, Inc. (a) (b).............   34,897       535,669

Vignette Corp........................    9,405       137,125

WebEx Communications, Inc. (a).......   14,177       503,851

webMethods, Inc. (a).................   23,896       235,854

Websense, Inc. (a) (b)...............   17,000       349,180
                                                --------------
                                               -
                                                                       9,769,939
                                                --------------
                                               -


IT Services--1.7%

BearingPoint, Inc. (a) (b)...........   63,366       530,373

CACI International, Inc. (Class A)
   (b)...............................   10,312       601,499

Ciber, Inc. (a)......................   16,935       111,602

Covansys Corp. (a)...................   10,222       128,491

CSG Systems International, Inc. (a)
   (b)...............................   16,867       417,290

eFunds Corp. (a).....................   15,597       343,914

Euronet Worldwide, Inc. (a)..........   11,993       460,171

Forrester Research, Inc. (b).........    5,604       156,800

Gartner, Inc. (Class A) (a) (b)......   21,483       305,059

Gevity HR, Inc. (a)..................    9,435       250,499

Heartland Payment Systems, Inc. (a)
   (b)...............................    4,945       137,867

InfoUSA, Inc. (a)....................    9,915       102,224

Integral Systems, Inc................    3,532        94,764

Kanbay International, Inc. (a) (b)...   11,636       169,187

Security Description                   Shares      Value*
---------------------------------------------------------------



IT Services--(Continued)
                                                                         225,888
Keane, Inc. (a) (b)...................  18,071 $

Lightbridge, Inc. (b).................   9,854       127,609

Lionbridge Technologies, Inc. (a).....  29,217       161,570

Mantech International Corp............   5,770       178,062

MAXIMUS, Inc..........................   7,015       162,397

MPS Group, Inc. (b)...................  36,087       543,470

Ness Technologies, Inc. (a)...........  10,051       108,048

Perot Systems Corp. (Class A) (a) (b).  28,389       411,073

RightNow Technologies, Inc. (a) (b)...   5,555        92,657

Safeguard Scientifics, Inc. (a).......  43,746        94,491

Sapient Corp. (a) (b).................  25,464       134,959

SI International, Inc. (a) (b)........   5,807       178,043

SRA International, Inc. (b)...........  13,063       347,868

Sykes Enterprises, Inc................   9,126       147,476

TALX Corp. (a)........................  10,098       220,843

The BISYS Group, Inc. (b).............  40,679       557,302

TNS, Inc. (b).........................   8,428       174,375

Tyler Technologies, Inc. (a)..........  13,466       150,819

Wright Express Corp. (a) (b)..........  13,508       388,220
                                                --------------
                                               -
                                                                       8,214,910
                                                --------------
                                               -


Leisure Equipment & Products--0.6%

Arctic Cat, Inc. (a)..................   5,294       103,286

Callaway Golf Co. (a).................  25,755       334,557

JAKKS Pacific, Inc. (a)...............   8,157       163,874

K2, Inc. (a) (b)......................  15,520       169,789

Leapfrog Enterprises, Inc. (a)........  11,354       114,675

MarineMax, Inc. (a) (b)...............   6,019       157,878

Marvel Entertainment, Inc. (b)........  16,237       324,740

Nautilus Group, Inc. (a)..............  10,789       169,495

Oakley, Inc. (a)......................   8,234       138,743

Polaris Industries, Inc. (a)..........  13,937       603,472

RC2 Corp. (a) (b).....................   7,234       279,666

Smith & Wesson Holding Corp. (a)......  10,386        85,373
                                                --------------
                                               -
                                                                       2,645,548
                                                --------------
                                               -


Machinery--2.3%

3D Systems Corp. (a)..................   4,081        81,987

Accuride Corp.........................   8,161       101,768

Actuant Corp. (a).....................   9,699       484,465

Albany International Corp. (Class A)
   (a)................................   9,539       404,358

American Railcar Industries, Inc......   3,251       107,641

American Science & Engineering, Inc.
   (a) (b)............................   2,762       159,975

Astec Industries, Inc. (a)............   6,009       205,027

ASV, Inc. (a).........................   7,026       161,879

Badger Meter, Inc. (a)................   3,762       101,574

Barnes Group, Inc.....................  11,412       227,669

Briggs & Stratton Corp. (a)...........  18,295       569,157

Bucyrus International, Inc. (a).......  11,418       576,609

Cascade Corp. (a).....................   4,127       163,223

Circor International, Inc.............   6,251       190,593

CLARCOR, Inc. (a).....................  17,418       518,882

Columbus McKinnon Corp./NY............   6,349       138,027

Commercial Vehicle Group, Inc. (b)....   5,540       114,567

Dynamic Materials Corp. (a)...........   4,172       140,722

Enpro Industries, Inc. (a)............   6,808       228,749

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Machinery--(Continued)
                                                                         455,501
ESCO Technologies, Inc. (a) (b)......    8,522 $

Federal Signal Corp. (a).............   17,277       261,574

Flow International Corp. (a) (b).....   12,041       169,417

Freightcar America, Inc. (a).........    4,322       239,914

Gehl Co. (a).........................    3,366        85,934

Gorman-Rupp Co. (a)..................    4,175       111,055

Kadant, Inc. (a) (b).................    4,243        97,589

Kaydon Corp. (a).....................   10,850       404,814

LB Foster Co. (a)....................    3,708        89,993

Lindsay Manufacturing Co. (a)........    3,885       105,361

Middleby Corp. (a)...................    2,244       194,241

Mueller Industries, Inc. (a).........   12,475       412,049

Mueller Water Products, Inc..........   13,331       232,093

NACCO Industries, Inc................    2,067       284,026

Navistar International Corp. (b).....   20,979       516,293

Nordson Corp. (a)....................    9,920       487,866

RBC Bearings, Inc. (a) (b)...........    7,150       162,305

Robbins & Myers, Inc. (a)............    3,590        93,843

Tecumseh Products Co. (Class A) (a)..    5,738       110,170

Tennant Co...........................    3,300       165,924

The Greenbrier Cos., Inc. (a)........    4,736       155,057

Titan International, Inc. (a)........    4,637        86,758

Valmont Industries, Inc..............    5,834       271,223

Wabash National Corp. (a)............   11,061       169,897

Wabtec Corp..........................   16,509       617,437

Watts Industries, Inc. (a)...........    9,829       329,763
                                                --------------
                                               -
                                                                      10,986,969
                                                --------------
                                               -


Marine--0.2%

American Commercial Lines, Inc. (a)
   (b)...............................   10,366       624,552

Horizon Lines, Inc...................    5,211        83,480
                                                --------------
                                               -
                                                                         708,032
                                                --------------
                                               -


Media--2.0%

ADVO, Inc. (a).......................   12,207       300,414

Arbitron, Inc. (a)...................   11,686       447,924

Belo Corp. (Class A).................   30,931       482,524

Carmike Cinemas, Inc. (a)............    4,069        85,775

Catalina Marketing Corp. (a).........   16,724       475,965

Charter Communications, Inc. (a).....  144,751       163,569

Citadel Broadcasting Corp. (a).......   14,362       127,822

CKX, Inc. (a)........................   17,825       241,885

Courier Corp. (a)....................    3,534       141,431

Cox Radio, Inc. (Class A) (a) (b)....   15,827       228,225

Cumulus Media, Inc. (a)..............   18,571       198,153

Emmis Communications Corp. (Class A)
   (a) (b)...........................   10,202       159,559

Entercom Communications Corp. (a)....   11,650       304,764

Entravision Communications Corp.
   (Class A) (b).....................   25,008       214,319

Fisher Communications, Inc. (a)......    2,146        90,411

Gemstar-TV Guide International, Inc.
   (a)...............................   79,853       281,083

Gray Television, Inc. (a)............   14,290        82,739

Harris Interactive, Inc. (a).........   17,526        99,898

Hollinger International, Inc. (a)....   26,346       211,558

Interactive Data Corp................   12,327       247,649

Journal Communications, Inc..........   15,562       174,917

Journal Register Co. (a) (b).........   13,471       120,700

Security Description                   Shares      Value*
---------------------------------------------------------------



Media--(Continued)
                                                                         103,104
Lakes Entertainment, Inc. (a)........    8,528 $

Lee Enterprises, Inc.................   15,635       421,363

Live Nation, Inc. (b)................   21,770       443,237

LodgeNet Entertainment Corp..........    4,834        90,154

Martha Stewart Living Omnimedia,
   Inc. (a)..........................    7,312       122,184

Media General, Inc. (Class A)........    8,060       337,633

Mediacom Communications Corp. (a)....   21,028       131,004

Morningstar, Inc. (a)................    4,893       202,962

Primedia, Inc. (a) (b)...............   72,114       131,969

ProQuest Co. (a) (b).................    8,496       104,416

Radio One, Inc. (Class D) (a) (b)....   27,058       200,229

RCN Corp. (a)........................    9,950       248,054

Scholastic Corp. (a) (b).............   12,825       333,065

Sinclair Broadcast Group, Inc. (a)...   14,985       128,272

Spanish Broadcasting Systems, Inc.
   (a) (b)...........................   11,410        58,305

The Reader's Digest Association,
   Inc. (Class A) (a)................   33,004       460,736

TiVo, Inc. (a).......................   27,186       194,380

Valassis Communications, Inc. (b)....   17,716       417,920

Westwood One, Inc. (b)...............   24,836       186,270

World Wrestling Entertainment, Inc.
   (a)...............................    7,379       124,631
                                                --------------
                                               -
                                                                       9,321,172
                                                --------------
                                               -


Metals & Mining--1.7%

A.M. Castle & Co. (a)................    3,723       120,067

AK Steel Holding Corp. (a)...........   37,889       524,005

Aleris International, Inc............   11,594       531,585

AMCOL International Corp. (a)........    6,834       180,076

Brush Engineered Material, Inc. (a)..    6,088       126,935

Century Aluminum Co. (a).............    9,357       333,951

Chaparral Steel Co. (b)..............    8,810       634,496

Cleveland-Cliffs, Inc. (a)...........    7,412       587,697

Coeur D'Alene Mines Corp. (a)........   94,346       453,804

Compass Minerals International, Inc.
   (a)...............................   10,947       273,128

Gibraltar Industries, Inc............    7,619       220,951

Hecla Mining Co. (a).................   38,880       204,120

Metal Management, Inc. (a)...........    8,936       273,620

Olympic Steel, Inc...................    3,011       106,559

Oregon Steel Mills, Inc. (a).........   12,218       618,964

Quanex Corp. (a).....................   13,566       584,288

Royal Gold, Inc. (a).................    7,873       219,027

RTI International Metals, Inc. (a)...    8,553       477,600

Ryerson Tull, Inc. (a)...............    7,775       209,925

Schnitzer Steel Industries, Inc. (a).    7,387       262,091

Steel Dynamics, Inc. (a).............        1            39

Stillwater Mining Co.................   12,963       164,371

USEC, Inc. (a).......................   29,883       354,114

Worthington Industries, Inc. (a).....   25,829       541,118
                                                --------------
                                               -
                                                                       8,002,531
                                                --------------
                                               -


Multi-Utilities--0.5%

Aquila, Inc. (a) (b).................  127,747       537,815

Avista Corp. (a).....................   16,123       368,088

CH Energy Group, Inc. (a)............    5,113       245,424

NorthWestern Corp....................   13,494       463,519

PNM Resources, Inc...................   23,150       577,824
                                                --------------
                                               -
                                                                       2,192,670
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Multiline Retail--0.3%
                                                                         165,027
99 Cents Only Stores (a) (b).........   15,777 $

Big Lots, Inc. (a) (b)...............   39,555       675,599

Fred's, Inc. (a).....................   13,765       183,763

Retail Ventures, Inc. (a) (b)........    5,647       100,630

Tuesday Morning Corp. (a)............   11,348       149,226
                                                --------------
                                               -
                                                                       1,274,245
                                                --------------
                                               -


Mutual Funds--4.8%

iShares Russell 2000 Index Fund (a)..  312,100    22,439,990

MVC Capital, Inc.....................    6,310        84,806
                                                --------------
                                               -
                                                                      22,524,796
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--2.9%

Alon USA Energy, Inc. (a)............    3,353       105,519

Alpha Natural Resources, Inc. (a) (b)   17,612       345,547

Arena Resources, Inc. (a)............    3,797       130,199

Atlas America, Inc...................    7,192       322,274

ATP Oil & Gas Corp. (b)..............    6,906       289,569

Aurora Oil & Gas Corp................   23,839        95,356

Berry Petroleum Co. (a)..............   11,254       373,070

Bill Barrett Corp. (a) (b)...........    9,732       288,165

Bois d'Arc Energy, Inc. (b)..........    6,095       100,385

Brigham Exploration Co. (a)..........   16,082       127,209

Callon Petroleum Co..................    7,197       139,190

Carrizo Oil & Gas, Inc. (a)..........    6,126       191,805

Comstock Resources, Inc. (b).........   15,563       464,711

Crosstex Energy, Inc.................    3,012       286,381

Delta Petroleum Corp. (a)............   17,617       301,779

Edge Petroleum Corp. (a).............    5,435       108,591

Encore Aquisition Co. (a)............   17,020       456,647

Energy Partners, Ltd. (a) (b)........   13,144       249,079

EXCO Resources, Inc. (b).............   16,880       192,432

Gasco Energy, Inc. (a)...............   21,137        94,060

Giant Industries, Inc................    4,579       304,732

GMX Resources, Inc. (a)..............    2,675        82,711

Goodrich Petroleum Corp. (a) (b).....    3,368        95,618

Harvest Natural Resources, Inc. (a)..   12,513       169,426

Houston Exploration Co...............   10,315       631,175

International Coal Group, Inc. (a)
   (b)...............................   38,803       278,994

James River Coal Co. (a).............    5,816       154,066

KCS Energy, Inc. (a) (b).............   16,452       488,624

KFX, Inc. (a)........................   23,991       366,582

Mariner Energy, Inc. (b).............   24,775       455,117

Maritrans, Inc.......................    4,703       117,105

McMoran Exploration Co. (a)..........    8,378       147,453

Meridian Resource Corp. (a)..........   28,080        98,280

MGE Energy, Inc. (a).................    7,993       248,982

Pacific Ethanol, Inc. (a)............    7,487       173,099

Parallel Petroleum Corp. (a).........   14,228       351,574

Penn Virginia Corp...................    6,863       479,586

Petrohawk Energy Corp. (a)...........   17,225       217,035

Petroleum Development Corp. (a) (b)..    5,229       197,133

PetroQuest Energy, Inc...............   13,340       163,815

Quest Resource Corp..................    7,057        95,622

Rentech, Inc. (a)....................   47,664       221,638

Security Description                   Shares      Value*
---------------------------------------------------------------



Oil, Gas & Consumable
   Fuels--(Continued)
                                                                         283,670
Rosetta Resources, Inc. (a)...........  17,068 $

Stone Energy Corp. (b)................   9,235       429,889

Swift Energy Co. (a) (b)..............  10,119       434,409

The Exploration Co. of Delaware, Inc..  10,407       110,939

Toreador Resources Corp. (a)..........   6,866       193,141

Transmeridian Exploration, Inc. (a)...  24,338       138,727

TransMontaigne, Inc...................  15,524       174,024

Vaalco Energy, Inc. (a)...............  19,181       187,207

Warren Resources, Inc. (a)............  18,312       262,960

Western Refining, Inc. (a)............   7,604       164,094

Whiting Petroleum Corp. (a)...........  11,960       500,765

World Fuel Services Corp..............  10,220       466,952
                                                --------------
                                               -
                                                                      13,547,112
                                                --------------
                                               -


Paper & Forest Products--0.3%

Bowater, Inc. (a).....................  19,305       439,189

Chesapeake Corp. (a)..................   6,265       102,809

Deltic Timber Corp. (a)...............   3,743       210,993

Glatfelter (a)........................  14,400       228,528

Neenah Paper, Inc. (a)................   4,857       147,896

Schweitzer-Mauduit International,
   Inc. (a)...........................   5,245       113,554

Wausau-Mosinee Paper Corp.............  14,665       182,579
                                                --------------
                                               -
                                                                       1,425,548
                                                --------------
                                               -


Personal Products--0.4%

American Oriental Bioengineering, Inc.  16,408        90,736

Chattem, Inc. (a).....................   7,156       217,328

Elizabeth Arden, Inc. (a).............   8,835       157,970

NBTY, Inc. (a) (b)....................  19,829       474,111

NU Skin Enterprises, Inc..............  21,921       325,527

Playtex Products, Inc. (a)............  19,687       205,335

Prestige Brands Holdings, Inc. (a)....   9,847        98,175

USANA Health Sciences, Inc. (a).......   3,582       135,758
                                                --------------
                                               -
                                                                       1,704,940
                                                --------------
                                               -


Pharmaceuticals--1.7%

Adams Respiratory Therapeutics, Inc.
   (a) (b)............................  10,476       467,439

Adolor Corp. (a)......................  15,450       386,405

Alnylam Pharmaceuticals, Inc. (a).....  11,811       178,110

Alpharma, Inc.........................  13,761       330,814

Andrx Corp. (b).......................  25,499       591,322

Ariad Pharmaceuticals, Inc. (a).......  21,812        98,372

AtheroGenics, Inc. (a) (b)............  12,957       169,089

Bentley Pharmaceuticals, Inc. (a).....       1            11

CNS, Inc..............................   4,796       117,502

Hana Biosciences, Inc.................  10,463        94,899

K-V Pharmaceutical Co. (Class A)......  12,272       228,996

MannKind Corp. (a) (b)................   8,062       171,801

Medicis Pharmaceutical Corp. (Class
   A) (a).............................  18,877       453,048

MGI Pharma, Inc.......................  25,788       554,442

Nastech Pharmaceutical, Inc. (a)......  11,251       177,766

Nektar Therapeutics...................  29,517       541,342

New River Pharmaceuticals, Inc. (a)...   5,901       168,179

Noven Pharmaceuticals, Inc. (a) (b)...  11,212       200,695

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Pharmaceuticals--(Continued)
                                                                          88,118
Pain Therapeutics, Inc. (a)...........  10,553 $

Palatin Technologies, Inc.............       1             2

Par Pharmaceutical Companies, Inc.
   (a) (b)............................  12,917       238,448

Penwest Pharmaceuticals Co. (a) (b)...   9,561       208,717

Perrigo Co............................  26,930       433,573

Pharmion Corp. (a) (b)................   8,108       138,079

Renovis, Inc. (a).....................   8,182       125,266

Salix Pharmaceuticals, Ltd. (a) (b)...  17,032       209,494

Santarus, Inc. (a) (b)................  18,070       120,166

Sciele Pharma, Inc. (a)...............  11,808       273,828

Senomyx, Inc. (a) (b).................  10,540       152,092

SFBC International, Inc. (a) (b)......   6,279        95,190

The Medicines Co. (a) (b).............  16,504       322,653

Valeant Pharmaceuticals
   International, Inc. (a)............  31,871       539,257

ViroPharma, Inc. (a) (b)..............  24,786       213,655

Xenoport, Inc.........................   7,697       139,393
                                                --------------
                                               -
                                                                       8,228,163
                                                --------------
                                               -


Real Estate--6.7%

Aames Investment Corp. (REIT) (a).....  16,861        84,136

Acadia Realty Trust (REIT)............  11,009       260,363

Affordable Residential Communities,
   Inc. (REIT) (a)....................  12,120       130,290

Agree Realty Corp. (REIT) (a).........   2,629        89,307

Alexander's, Inc. (REIT) (a)..........     712       193,493

Alexandria Real Estate Equities, Inc.
   (REIT) (a).........................   7,762       688,334

American Campus Communities, Inc.
   (REIT) (a).........................   5,731       142,415

American Financial Realty Trust (REIT)  43,960       425,533

American Home Mortgage Investment
   Corp.
   (REIT) (a).........................  14,561       536,718

Anthracite Capital, Inc. (REIT).......  17,065       207,510

Anworth Mortgage Asset Corp. (REIT)...  18,814       156,156

Arbor Realty Trust, Inc. (REIT).......   4,285       107,339

Ashford Hospitality Trust, Inc.
   (REIT) (a).........................  16,130       203,561

BioMed Realty Trust, Inc. (REIT)......  18,884       565,387

Capital Lease Funding, Inc. (REIT) (a)  11,797       134,604

Capital Trust, Inc. (REIT) (a)........   4,803       171,083

Cedar Shopping Centers, Inc. (REIT)
   (a)................................   9,345       137,558

Consolidated Tomoka Land Co. (a)......   2,042       112,596

Corporate Office Properties Trust
   (REIT) (a).........................  10,762       452,865

Correctional Properties Trust (REIT)
   (a)................................   3,708        91,773

Cousins Properties, Inc. (REIT) (a)...  12,379       382,882

Crescent Real Estate EQT Co. (REIT)...  26,696       495,478

Deerfield Triarc Capital Corp. (REIT).  17,826       231,381

Diamondrock Hospitality Co. (REIT)....  21,904       324,398

Digital Realty Trust, Inc. (REIT) (a).   6,453       159,325

EastGroup Properties, Inc. (REIT) (a).   7,662       357,662

Education Realty Trust, Inc. (REIT)
   (a)................................   9,565       159,257

Entertainment Properties Trust (REIT)
   (a)................................   9,373       403,508

Equity Inns, Inc. (REIT) (a)..........  18,940       313,646

Equity Lifestyle Properties, Inc.
   (REIT).............................   6,932       303,830

Equity One, Inc. (REIT) (a)...........  12,479       260,811

Extra Space Storage, Inc. (REIT) (a)..  18,196       295,503

FelCor Lodging Trust, Inc. (REIT) (a).  20,677       449,518

Fieldstone Investment Corp. (REIT) (a)  16,134       147,787

First Industrial Realty Trust, Inc.
   (REIT) (a).........................  14,343       544,173

Security Description                   Shares      Value*
---------------------------------------------------------------



Real Estate--(Continued)
                                                                         199,891
First Potomac Realty Trust (REIT) (a).   6,710 $

Franklin Street Properties Corp.
   (REIT) (a).........................  16,809       330,801

Friedman Billings Ramsey Group, Inc.
   (a)................................  49,596       544,068

Getty Realty Corp. (REIT).............   6,406       182,187

Glenborough Realty Trust, Inc. (REIT)
   (a)................................  10,576       227,807

Glimcher Realty Trust (REIT) (a)......  12,905       320,173

GMH Communities Trust (REIT) (a)......  13,528       178,299

Gramercy Capital Corp. (REIT) (a).....   7,178       185,910

Healthcare Realty Trust, Inc. (REIT)
   (a)................................  16,172       515,078

Heritage Property Investment Trust,
   Inc. (REIT) (a)....................   9,607       335,476

Hersha Hospitality Trust (REIT).......  10,176        94,535

Highland Hospitality Corp. (REIT).....  20,487       288,457

Highwoods Properties, Inc. (REIT).....  17,652       638,649

Home Properties of New York, Inc.
   (REIT).............................  11,644       646,358

HomeBanc Corp. (REIT) (a).............  18,606       147,732

IMPAC Mortgage Holdings, Inc. (REIT)
   (a)................................  24,160       270,109

Inland Real Estate Corp. (REIT) (a)...  21,831       324,845

Innkeepers USA Trust (REIT) (a).......  14,497       250,508

Investors Real Estate Trust (REIT) (a)  17,823       160,942

JER Investors Trust, Inc. (a).........   9,090       141,350

Kite Realty Group Trust (REIT)........   9,572       149,227

KKR Financial Corp. (REIT)............  27,142       564,825

LaSalle Hotel Properties (REIT) (a)...  13,491       624,633

Lexington Corporate Properties Trust
   (REIT).............................  17,179       371,066

Longview Fibre Co.....................  18,248       348,354

LTC Properties, Inc. (REIT) (a).......  10,133       226,473

Luminent Mortgage Capital, Inc. (REIT)  11,837       109,611

Maguire Properties, Inc. (REIT) (a)...  12,924       454,537

Medical Properties Trust, Inc. (REIT).  14,072       155,355

MFA Mortgage Investment, Inc. (REIT)..  29,829       205,224

Mid-America Apartment Communities,
   Inc. (REIT)........................   8,014       446,781

MortgageIT Holdings, Inc. (a).........   7,540        90,932

Move, Inc. (a)........................  31,747       173,974

National Health Investors, Inc.
   (REIT) (a).........................   8,588       230,931

National Retail Properties, Inc.
   (REIT).............................  18,295       364,985

Nationwide Health Properties, Inc.
   (REIT) (a).........................  25,089       564,753

Newcastle Investment Corp. (REIT) (a).  16,840       426,389

Newkirk Realty Trust, Inc. (REIT) (a).   5,476        95,063

NorthStar Realty Finance Corp. (REIT).  14,799       177,736

Novastar Financial, Inc. (REIT) (a)...  10,990       347,394

Omega Healthcare Investors, Inc.
   (REIT).............................  19,318       255,384

Parkway Properties, Inc. (REIT) (a)...   4,727       215,079

Pennsylvania Real Estate Investment
   Trust (REIT) (a)...................  12,648       510,600

Post Properties, Inc. (REIT)..........  14,108       639,657

Potlatch Corp. (REIT) (a).............  13,081       493,808

PS Business Parks, Inc. (REIT)........   6,192       365,328

RAIT Investment Trust (REIT)..........   9,571       279,473

Ramco-Gershenson Property Trust
   (REIT) (a).........................   4,666       125,655

Realty, Income Corp. (REIT) (a).......  28,033       613,923

Redwood Trust, Inc. (REIT) (a)........   7,551       368,715

Republic Property Trust (REIT) (a)....   9,495        93,811

Saul Centers, Inc. (REIT).............   3,616       147,460

Saxon Capital, Inc. (REIT) (a)........  17,480       199,971

Senior Housing Properties Trust
   (REIT) (a).........................  22,943       410,909

Sizeler Property Investments, Inc.
   (REIT).............................   6,314       101,403

Sovran Self Storage, Inc. (REIT)......   6,174       313,577

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Real Estate--(Continued)
                                                                         315,190
Spirit Finance Corp. (REIT) (a)......   27,992 $

Strategic Hotel Capital, Inc. (REIT)
   (a)...............................   24,769       513,709

Sun Communities, Inc. (REIT).........    6,120       199,084

Sunstone Hotel Investors, Inc.
   (REIT) (a)........................   19,567       568,617

Tanger Factory Outlet Centers, Inc.
   (REIT) (a)........................   10,384       336,130

Tejon Ranch Co. (a)..................    3,818       157,149

The Mills Corp. (REIT)...............   19,148       512,209

Trammell Crow Co. (a)................   13,351       469,555

Trustreet Properties, Inc. (REIT) (a)   23,190       305,876

U-Store-It Trust (REIT) (a)..........   16,089       303,439

Universal Health Realty Income
   Trust, Inc. (REIT) (a)............    5,436       170,419

Urstadt Biddle Properties, Inc.
   (REIT) (a)........................    6,696       109,078

Washington Real Estate Investment
   Trust (REIT) (a)..................   15,625       573,438

Windrose Medical Properties Trust
   (REIT)............................    7,339       107,149

Winston Hotels, Inc. (REIT) (a)......    7,812        95,697
                                                --------------
                                               -
                                                                      31,703,090
                                                --------------
                                               -


Road & Rail--0.9%

AMERCO...............................    4,098       412,505

Arkansas Best Corp. (a)..............    8,714       437,530

Celadon Group, Inc...................    7,990       176,100

Dollar Thrifty Automotive Group,
   Inc. (b)..........................    8,318       374,892

Florida East Coast Indiana, Inc. (a).   11,922       623,878

Genesee & Wyoming, Inc. (a) (b)......   13,674       485,017

Heartland Express, Inc. (a)..........   19,259       344,544

Knight Transportation, Inc. (a)......   19,575       395,415

Marten Transport, Ltd. (a) (b).......    4,728       102,787

Old Dominion Freight Line, Inc. (a)
   (b)...............................    9,838       369,810

RailAmerica, Inc. (a) (b)............   12,004       125,562

SCS Transportation, Inc..............    4,969       136,797

U.S. Xpress Enterprises, Inc. (b)....    3,350        90,517

Werner Enterprises, Inc..............   17,606       356,874
                                                --------------
                                               -
                                                                       4,432,228
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--3.4%

Actel Corp. (a) (b)..................    8,453       121,301

ADE Corp. (a) (b)....................    3,170       102,993

Advanced Analogic Technologies, Inc.
   (a)...............................   13,085       137,131

Advanced Energy Industries, Inc. (a)
   (b)...............................   10,550       139,682

AMIS Holdings, Inc. (a) (b)..........   14,418       144,180

Amkor Technology, Inc. (a)...........   33,013       312,303

Anadigics, Inc. (a)..................   16,990       114,173

Applied Micro Circuits Corp. (a) (b).  100,216       273,590

Asyst Technologies, Inc. (a).........   16,323       122,912

Atheros Communications, Inc. (a).....   17,641       334,473

ATMI, Inc. (a) (b)...................   14,262       351,130

Axcelis Technologies, Inc. (a) (b)...   34,912       205,981

Brooks Automation, Inc. (b)..........   25,649       302,658

Cabot Microelectronics Corp. (a) (b).    7,983       241,965

Cirrus Logic, Inc. (a)...............   34,721       282,629

Cohu, Inc. (a).......................    6,914       121,341

Conexant Systems, Inc................  153,507       383,768

Credence Systems Corp. (a) (b).......   30,021       105,074

Cymer, Inc. (a) (b)..................   13,051       606,349

Diodes, Inc. (a) (b).................    6,792       281,460

Security Description                   Shares      Value*
---------------------------------------------------------------



Semiconductors & Semiconductor Equipment--(Continued)
                                                                         242,138
DSP Group, Inc. (a) (b)...............   9,744 $

Emcore Corp. (a)......................  11,756       112,858

Entegris, Inc. (a) (b)................  44,216       421,378

Exar Corp. (a) (b)....................  14,200       188,434

FEI Co. (a)...........................   7,395       167,719

FormFactor, Inc. (a) (b)..............  15,457       689,846

Genesis Microchip, Inc. (a)...........  12,064       139,460

Hittite Microwave Corp................   4,580       165,613

Ikanos Communications, Inc............   7,431       112,877

Intevac, Inc. (a).....................   5,969       129,408

IXYS Corp.............................   6,862        65,875

Kopin Corp. (a).......................  22,880        82,597

Kulicke & Soffa Industries, Inc. (a)..  17,667       130,912

Lattice Semiconductor Corp. (b).......  35,882       221,751

LTX Corp. (a) (b).....................  20,347       142,632

Mattson Technology, Inc. (b)..........  18,097       176,808

Micrel, Inc. (a) (b)..................  29,690       297,197

Microsemi Corp. (a) (b)...............  25,495       621,568

Microtune, Inc. (a) (b)...............  16,160       101,162

Mindspeed Technologies, Inc. (a)......  40,152        96,766

MIPS Technologies, Inc. (a)...........  13,635        82,764

MKS Instruments, Inc..................  12,399       249,468

Monolithic Power Systems..............   6,010        71,098

Netlogic Microsystems, Inc. (a) (b)...   5,587       180,181

OmniVision Technologies, Inc. (a) (b).  18,388       388,355

ON Semiconductor Corp. (a) (b)........  60,725       357,063

PDF Solutions, Inc. (a)...............   9,005       111,752

Photronics, Inc. (a) (b)..............  12,688       187,782

PLX Technology, Inc. (a)..............   8,321       101,683

PortalPlayer, Inc. (a) (b)............   9,083        89,104

Power Integrations, Inc. (a) (b)......  11,827       206,736

RF Micro Devices, Inc. (a) (b)........  60,946       363,848

Rudolph Technologies, Inc. (a) (b)....   8,418       122,058

Semtech Corp. (a) (b).................  27,415       396,147

Silicon Image, Inc....................  27,633       297,884

Silicon Storage Technology, Inc. (a)
   (b)................................  28,215       114,553

SiRF Technology Holdings, Inc. (a)....  17,374       559,790

Skyworks Solutions, Inc. (a) (b)......  53,229       293,292

Standard Microsystems Corp. (a).......   7,078       154,513

Supertex, Inc. (a)....................   4,216       168,387

Tessera Technologies, Inc. (a) (b)....  16,290       447,975

Transmeta Corp........................  70,336       115,351

Transwitch Corp. (a)..................  42,586        89,856

Trident Microsystems, Inc. (a) (b)....  18,824       357,280

TriQuint Semiconductor, Inc. (a) (b)..  47,255       210,757

Ultratech Stepper, Inc. (a)...........   7,164       112,761

Varian Semiconductor Equipment, Inc.
   (a) (b)............................  19,224       626,895

Veeco Instruments, Inc. (a)...........  10,317       245,957

Volterra Semiconductor Corp. (a) (b)..   5,501        83,945

Zoran Corp. (b).......................  16,683       406,064
                                                --------------
                                               -
                                                                      16,185,391
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Software--3.3%
                                                                          83,769
Actuate Corp. (a) (b).................  20,735 $

Advent Software, Inc. (a) (b).........   7,677       276,909

Agile Software Corp. (a) (b)..........  16,292       103,291

Altiris, Inc. (b).....................   9,946       179,426

Ansoft Corp. (a)......................   4,640        95,027

ANSYS, Inc. (a) (b)...................  10,936       522,960

Aspen Technology, Inc. (a)............  15,202       199,450

Blackbaud, Inc........................  14,934       339,002

Blackboard, Inc. (a)..................   9,535       276,134

Borland Software Corp. (a) (b)........  30,430       160,670

Concur Technologies, Inc. (a).........  12,754       197,304

Epicor Software Corp. (a) (b).........  17,286       182,022

EPIQ System, Inc. (a).................   4,544        75,612

FalconStor Software, Inc. (a).........  19,785       137,901

FileNET Corp. (b).....................  13,639       367,298

Hyperion Solutions Corp. (b)..........  20,041       553,132

Informatica Corp. (a) (b).............  30,066       395,669

Intergraph Corp. (a)..................  10,860       341,981

Internet Security Systems, Inc........  15,185       286,237

Intervoice, Inc. (a) (b)..............  11,469        81,659

Jack Henry & Associates, Inc. (a).....  25,119       493,840

JDA Software Group, Inc. (a)..........   9,424       132,219

Kronos, Inc. (a)......................  10,723       388,280

Lawson Software, Inc. (a).............  42,668       285,876

Macrovision Corp. (b).................  17,819       383,465

Magma Design Automation, Inc. (a).....  11,783        86,605

Manhattan Associates, Inc. (a)........   9,679       196,387

MapInfo Corp..........................   6,753        88,127

Mentor Graphics Corp. (a) (b).........  27,351       355,016

MICROS Systems, Inc. (b)..............  13,491       589,287

MicroStrategy, Inc....................   3,431       334,591

Midway Games, Inc. (a)................  13,454       108,843

MRO Software, Inc. (b)................   6,430       129,050

Net 1 UEPS Technologies, Inc..........  16,294       445,641

Nuance Communications, Inc. (a).......  45,245       455,165

Open Solutions, Inc. (a) (b)..........   6,470       172,167

Opsware, Inc. (a).....................  26,470       218,113

Parametric Technology Corp............  36,000       457,560

Progress Software Corp. (b)...........  13,295       311,236

Quality Systems, Inc. (a).............   6,110       224,970

Quest Software, Inc. (a) (b)..........  20,843       292,636

Radiant Systems, Inc. (b).............   7,742        81,833

RSA Security, Inc. (a) (b)............  26,867       730,514

Saflink Corp..........................       1             0

Secure Computing Corp. (a)............  15,870       136,482

Smith Micro Software, Inc. (a)........   7,257       116,257

Sonic Solutions (a) (b)...............   7,967       131,456

SPSS, Inc.............................   6,730       216,302

Sybase, Inc. (a) (b)..................  30,383       589,430

Take-Two Interactive Software, Inc.
   (a)................................  24,854       268,920

The Ultimate Software Group, Inc. (a)
   (b)................................   7,564       144,926

THQ, Inc. (a) (b).....................  20,838       450,101

TIBCO Software, Inc. (a) (b)..........  74,412       524,605

Transaction Systems Architects, Inc.
   (Class A) (b)......................  13,394       558,396

VA Software Corp. (a).................  22,937        88,996

Security Description                   Shares      Value*
---------------------------------------------------------------



Software--(Continued)
                                                                         157,042
Verint Systems, Inc...................   5,380 $

Wind River Systems, Inc. (a) (b)......  24,645       219,341

Witness Systems, Inc. (a) (b).........  11,231       226,529
                                                --------------
                                               -
                                                                      15,645,657
                                                --------------
                                               -


Specialty Retail--3.1%

A.C. Moore Arts & Crafts, Inc. (a) (b)   4,205        68,584

Aaron Rents, Inc. (Class B) (a).......  14,998       403,146

Aeropostale, Inc. (a) (b).............  18,078       522,273

Asbury Automotive Group, Inc. (a).....   3,985        83,446

Bebe Stores, Inc......................   8,606       132,705

Big 5 Sporting Goods Corp. (a)........   6,591       128,525

Blockbuster, Inc. (a).................  61,306       305,304

Books-A-Million, Inc. (a).............   5,343        89,121

Borders Group, Inc. (a)...............  22,137       413,962

Buckle, Inc...........................   3,295       137,962

Build-A-Bear-Workshop, Inc. (a).......   5,004       107,636

Cabelas, Inc. (a).....................  10,048       193,524

Casual Male Retail Group, Inc. (a)....  10,145       101,957

Cato Corp.............................  10,150       262,378

Charlotte Russe Holding, Inc. (a) (b).   7,708       184,530

Charming Shoppes, Inc. (a)............  40,240       452,298

Christopher & Banks Corp. (a).........  11,991       347,739

Citi Trends, Inc. (a) (b).............   2,405       102,669

Cost Plus, Inc. (a) (b)...............   7,641       112,017

CSK Auto Corp.........................  14,942       178,856

Dress Barn, Inc. (a)..................  16,336       414,118

DSW, Inc. (a).........................   5,706       207,813

Genesco, Inc. (a).....................   8,778       297,311

Group 1 Automotive, Inc. (a) (b)......   8,472       477,312

Guess?, Inc. (b)......................   6,927       289,202

Guitar Center, Inc. (a) (b)...........   8,639       384,176

Haverty Furniture Cos., Inc. (a)......  10,024       157,277

Hibbett Sporting Goods, Inc. (b)......  13,482       322,220

Hot Topic, Inc. (a) (b)...............  18,608       214,178

Jo Ann Stores, Inc. (a)...............   6,543        95,855

JoS. A. Bank Clothiers, Inc. (a)......   5,486       131,445

Lithia Motors, Inc. (a)...............   6,487       196,686

Midas, Inc............................   7,869       144,790

Monro Muffler Brake, Inc. (a).........   4,966       161,693

Pacific Sunwear of California, Inc.
   (a) (b)............................  26,586       476,687

Pantry, Inc. (a)......................   7,750       445,935

Payless Shoesource, Inc. (b)..........  22,806       619,639

Pep Boys-Manny Moe & Jack (a).........  18,411       215,961

PETCO Animal Supplies, Inc. (a).......  20,178       412,237

Pier 1 Imports, Inc. (a)..............  27,800       194,044

Rent-A-Center, Inc. (b)...............  23,567       585,876

Select Comfort Corp. (a)..............  18,908       434,305

Sonic Automotive, Inc. (a)............   9,745       216,144

Stage Stores, Inc. (a)................   9,046       298,518

Stein Mart, Inc. (a)..................   9,522       140,926

The Children's Place Retail Stores,
   Inc. (b)...........................   8,051       483,463

The Finish Line, Inc. (Class A) (a)...  13,612       161,030

The Gymboree Corp. (b)................  11,085       385,315

The Men's Wearhouse, Inc. (b).........  16,209       491,133

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                   Shares      Value*
---------------------------------------------------------------



Specialty Retail--(Continued)
                                                                         137,508
The Talbots, Inc. (a).................   7,453 $

Tween Brands, Inc. (a)................  12,243       470,009

Wet Seal, Inc.........................  22,629       110,430

Zale Corp. (a)........................  18,118       436,463

Zumiez, Inc. (a) (b)..................   5,156       193,711
                                                --------------
                                               -
                                                                      14,732,042
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--1.4%

Brown Shoe Co., Inc...................   9,537       325,021

Carter's, Inc. (b)....................  16,606       438,897

Cherokee, Inc. (a)....................   2,327        96,245

Columbia BanCorp (a)..................   4,630       209,554

CROCS, Inc. (a) (b)...................   3,770        94,816

Deckers Outdoor Corp. (a).............   4,895       188,751

Fossil, Inc. (a) (b)..................  15,664       282,109

Hartmarx Corp. (a)....................   7,913        47,478

Iconix Brand Group, Inc. (a)..........  12,408       202,747

K-Swiss, Inc. (a).....................   9,537       254,638

Kellwood Co. (a)......................   9,059       265,157

Movado Group, Inc. (a)................   6,074       139,398

Oxford Industries, Inc. (a)...........   5,594       220,460

Phillips-Van Heusen Corp. (a).........  18,689       713,172

Quiksilver, Inc. (a) (b)..............  41,539       505,945

Russell Corp..........................  13,512       245,378

Skechers U. S. A., Inc................   4,057        97,814

Steven Madden, Ltd....................   6,902       204,422

Stride Rite Corp......................  13,783       181,798

The Timberland Co. (Class A) (b)......  17,079       445,762

The Warnaco Group, Inc. (a) (b).......  17,294       323,052

Under Armour, Inc. (a) (b)............   7,211       307,333

UniFirst Corp.........................   3,018       104,121

Volcom, Inc. (a) (b)..................   4,755       152,112

Wolverine World Wide, Inc.............  19,941       465,224
                                                --------------
                                               -
                                                                       6,511,404
                                                --------------
                                               -


Thrifts & Mortgage Finance--0.2%

Doral Financial Corp. (a).............  27,884       178,736

FirstFed Financial Corp. (a) (b)......   6,033       347,923

PFF Bancorp, Inc. (a).................   8,404       278,677

Triad Guaranty, Inc. (a) (b)..........   4,001       195,569

WSFS Financial Corp...................   2,138       131,380
                                                --------------
                                               -
                                                                       1,132,285
                                                --------------
                                               -


Tobacco--0.1%

Alliance One International, Inc. (a)..  28,481       126,456

Universal Corp........................   8,916       331,854

Vector Group, Ltd. (a)................  11,506       186,973
                                                --------------
                                               -
                                                                         645,283
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Trading Companies & Distributors--0.7%
                                                                         366,984
Applied Industrial Technologies, Inc.
   (a)................................  15,096 $

Beacon Roofing Supply, Inc. (a) (b)...  14,944       328,906

Electro Rent Corp. (a)................   5,559        89,055

H & E Equipment Services, Inc. (a) (b)   4,241       124,897

Interline Brands, Inc. (a) (b)........   9,367       219,000

Kaman Corp............................   7,959       144,854

NuCo2, Inc. (a) (b)...................   5,122       123,133

Rush Enterprises, Inc. (a)............   6,903       125,428

Tal International Group, Inc. (a).....   5,611       135,225

TransDigm Group, Inc..................   3,898        93,357

UAP Holdings Corp. (a) (b)............  17,299       377,291

Washington Group International, Inc.
   (b)................................   9,366       499,582

Watsco, Inc. (a)......................   9,411       562,966
                                                --------------
                                               -
                                                                       3,190,678
                                                --------------
                                               -


Water Utilities--0.1%

American State Water Co. (a)..........   6,801       242,456

California Water Service Group........   5,594       199,930

SJW Corp. (a).........................   4,620       117,579

Southwest Water Co. (a)...............   9,749       116,696
                                                --------------
                                               -
                                                                         676,661
                                                --------------
                                               -


Wireless Telecommunication
   Services--0.4%

AT Road Inc (a).......................  22,036       121,639

Dobson Communications Corp. (a).......  48,586       375,570

First Avenue Networks, Inc. (a).......  18,748       203,978

iPCS, Inc. (b)........................   5,685       274,586

Pegasus Wireless Corp. (a)............  19,389       173,338

Price Communications Corp.............  14,751       250,029

Syniverse Holdings, Inc. (b)..........  11,208       164,758

UbiquiTel, Inc. (b)...................  26,106       269,936

USA Mobility, Inc. (a)................   8,939       148,387
                                                --------------
                                               -
                                                                       1,982,221
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $379,247,728).....           447,603,554
                                                --------------
                                               -

Rights--0.0%
---------------------------------------------------------------


Commercial Banks--0.0%

Bank United Corp. (d).................   4,713             0
                                                --------------
                                               -

Total Rights
   (Identified Cost $1,602)...........                     0
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments--3.9%


                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Discount Notes--3.9%

Federal Home Loan Bank
                                                                       1,924,492
   4.718%, 07/03/06..............$  1,925,000  $

   5.339%, 09/27/06..............  11,000,000     10,858,027

Federal National Mortgage
   Association
   5.285%, 08/21/06..............   5,500,000      5,461,392

Total Short Term Investments
   (Identified Cost $18,243,911).                 18,243,911
                                                --------------
                                               -

Total Investments--98.9%
   (Identified Cost
   $397,493,241) (e).............                465,847,465

Other assets less liabilities....                  5,168,998
                                                --------------
                                               -
                                                                     471,016,463
Total Net Assets--100%............              $
                                                ==============
                                               =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $116,744,472 and the collateral received consisted of cash in the amount of $118,735,910 and securities with a market value of $8,379.
(b)      Non-Income Producing. (c) Non-Income Producing; Defaulted Bond. (d)
         Zero Valued Security; Non-Income Producing.
(e) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $418,369,586 and the composition of unrealized appreciation and depreciation of investment securities was $93,333,767 and $(24,979,610), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.


Futures Contracts
                                               Expiration                   Contract                        Net Unrealized
Futures Contracts Long                            Date       Number of       Amount      Valuation as of     Appreciation
---------------------------------------------- ------------  Contracts    --------------    6/30/2006      -----------------
                                              -            ---------------              -------------------
                                                                            20,876,345                             702,905
Russell 2000 Index............................   9/14/2006           59  $              $     21,579,250  $
                                                                                                           -----------------
                                                                                                          -

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              465,847,398
   Investments at value..........                                                                          $

   Collateral for securities loaned                                                                           118,744,289

   Receivable for:

      Securities sold............                                                                              76,783,313

      Fund shares sold...........                                                                               2,213,883

      Accrued interest and dividends                                                                              583,460

      Futures variation margin...                                                                                 272,705
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                             664,445,048

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $      498,951

      Securities purchased.......                                                              73,672,362

      Withholding taxes..........                                                                     146

      Return of collateral for securities loaned                                              118,744,289

      Due to custodian bank......                                                                 232,904

   Accrued expenses:

      Management fees............                                                                  90,355

      Service and distribution fees                                                                31,570

      Other expenses.............                                                                 158,008
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                             193,428,585
                                                                                                            ----------------
                                                                                                           -
                                                                                                              471,016,463
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              363,135,779
      Capital paid in............                                                                          $

      Undistributed net investment income                                                                       2,381,499

      Accumulated net realized gains                                                                           36,442,123

      Unrealized appreciation on investments and futures contracts                                             69,057,062
                                                                                                            ----------------
                                                                                                           -
                                                                                                              471,016,463
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    14.39
Net asset value and redemption price per share ($290,595,824 divided by 20,196,731 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    14.19
Net asset value and redemption price per share ($129,399,170 divided by 9,119,322 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    14.34
Net asset value and redemption price per share ($51,021,469 divided by 3,557,981 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                              397,493,241
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     2,782,808(a)
   Dividends.......................                                                              $

   Interest........................                                                                    637,704(b)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                     3,420,512

Expenses

   Management fees.................                                     $     578,281

   Service and distribution fees--Class B                                      153,436

   Service and distribution fees--Class E                                       38,670

   Directors' fees and expenses....                                            10,574

   Custodian.......................                                           123,731

   Audit and tax services..........                                            13,759

   Legal...........................                                             7,148

   Printing........................                                            72,610

   Insurance.......................                                             3,796

   Miscellaneous...................                                            10,409
                                                                         ------------------------
                                                                        -

   Total Expenses..................                                         1,012,414

   Management fee waivers..........                                           (16,192)                 996,222
                                                                         ------------------------
                                                                        -                        ---------------------------

Net Investment Income..............                                                                  2,424,290
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net.................                                        35,812,331

   Futures contracts--net...........                                           247,825               36,060,156
                                                                         ------------------------
                                                                        -
Unrealized appreciation (depreciation) on:

   Investments--net.................                                        (4,522,438)

   Futures contracts--net...........                                         1,002,340               (3,520,098)
                                                                         ------------------------
                                                                        -                        ---------------------------

Net gain...........................                                                                 32,540,058
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    34,964,348
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $1,170. (b) Includes income on securities loaned of $202,526.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                           ---------------       2005
                                                                                          -               ------------------

From Operations
                                                                                                                4,061,761
   Net investment income..................................................................$    2,424,290  $

   Net realized gain......................................................................    36,060,156       18,852,703

   Unrealized depreciation................................................................    (3,520,098)      (3,782,675)
                                                                                           ---------------
                                                                                          -               ------------------

   Increase in net assets from operations.................................................    34,964,348       19,131,789
                                                                                           ---------------
                                                                                          -               ------------------

   From Distributions to Shareholders

      Net investment income

         Class A..........................................................................    (2,492,950)      (1,954,701)

         Class B..........................................................................      (779,273)        (488,212)

         Class E..........................................................................      (362,193)        (312,859)
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                              (3,634,416)      (2,755,772)
                                                                                           ---------------
                                                                                          -               ------------------

      Net realized gain

         Class A..........................................................................   (11,542,164)      (9,570,659)

         Class B..........................................................................    (4,927,018)      (3,378,427)

         Class E..........................................................................    (2,009,144)      (1,910,282)
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                             (18,478,326)     (14,859,368)
                                                                                           ---------------
                                                                                          -               ------------------

   Total distributions....................................................................   (22,112,742)     (17,615,140)
                                                                                           ---------------
                                                                                          -               ------------------

   Increase in net assets from capital share transactions.................................    33,519,969       40,847,816
                                                                                           ---------------
                                                                                          -               ------------------

   Total increase in net assets...........................................................    46,371,575       42,364,465


Net Assets

   Beginning of the period................................................................   424,644,888      382,280,423
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                                              424,644,888
   End of the period......................................................................$  471,016,463  $
                                                                                           ===============
                                                                                          =               ==================

Undistributed Net Investment Income
                                                                                                                3,591,625
   End of the period......................................................................$    2,381,499  $
                                                                                           ===============
                                                                                          =               ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                              June 30, 2006                 Year ended
                                                                       ----------------------------      December 31, 2005
                                                                      -                            -----------------------------
                                                                          Shares                      Shares
                                                                       -------------       $        ------------       $
                                                                      -             ----------------            ----------------

Class A
                                                                                       53,823,498                  75,005,236
   Sales..............................................................  3,587,054   $                5,597,156  $

   Reinvestments......................................................    927,022      14,035,114      954,877     11,525,360

   Redemptions........................................................ (3,456,500)    (51,823,431)  (5,607,025)   (75,079,788)
                                                                       -------------
                                                                      -             ---------------
                                                                                       16,035,181                  11,450,808
   Net increase.......................................................  1,057,576   $                  945,008  $
                                                                       =============
                                                                      =             ===============

Class B
                                                                                       30,050,460                  48,607,976
   Sales..............................................................  2,053,631   $                3,691,555  $

   Reinvestments......................................................    381,947       5,706,291      324,382      3,866,639

   Redemptions........................................................ (1,234,295)    (18,183,258)  (1,619,780)   (21,494,922)
                                                                       -------------
                                                                      -             ---------------
                                                                                       17,573,493                  30,979,693
   Net increase.......................................................  1,201,283   $                2,396,157  $
                                                                       =============
                                                                      =             ===============

Class E
                                                                                        4,628,520                  10,769,340
   Sales..............................................................    310,586   $                  806,060  $

   Reinvestments......................................................    157,042       2,371,337      184,800      2,223,141

   Redemptions........................................................   (478,405)     (7,088,562)  (1,081,292)   (14,575,166)
                                                                       -------------
                                                                      -             ---------------
                                                                                          (88,705)                 (1,582,685)
   Net decrease.......................................................    (10,777)  $                  (90,432) $
                                                                       =============
                                                                      =             ===============
                                                                                       33,519,969                  40,847,816
   Increase derived from capital share transactions...................  2,248,082   $                3,250,733  $
                                                                       =============
                                                                      =             ===============

                 See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)



                                                                                      Class A
                                                    ----------------------------------------------------------------------------
                                                   -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                    ---------------                   Year ended December 31,
                                                   -               -------------------------------------------------------------
                                                                       2005                    2003                     2001
                                                                    ------------    2004     ----------    2002      -----------
                                                                   -            -------------          --------------
                                                                        14.01                     8.25                   10.37
Net Asset Value, Beginning of Period...............$      13.92    $            $    11.95  $          $    10.43   $
                                                    ---------------                                     ------------
                                                   -               -------------                       -            ------------

Income From Investment Operations

   Net investment income...........................        0.08          0.14         0.12        0.08       0.08         0.10

   Net realized and unrealized gain (loss) on
      investments..................................        1.11          0.40         2.00        3.69      (2.20)       (0.01)
                                                    ---------------                                     ------------
                                                   -               -------------                       -            ------------

   Total from investment operations................        1.19          0.54         2.12        3.77      (2.12)       (0.09)
                                                    ---------------                                     ------------
                                                   -               -------------                       -            ------------

Less Distributions

   Distributions from net investment income........       (0.13)        (0.11)       (0.06)      (0.07)     (0.05)       (0.03)

   Distributions from net realized capital gains...       (0.59)        (0.52)        0.00        0.00      (0.01)        0.00
                                                    ---------------                                     ------------
                                                   -               -------------                       -            ------------

   Total distributions.............................       (0.72)        (0.63)       (0.06)      (0.07)     (0.06)       (0.03)
                                                    ---------------                                     ------------
                                                   -               -------------                       -            ------------
                                                                        13.92                    11.95                   10.43
Net Asset Value, End of Period.....................$      14.39    $            $    14.01  $          $     8.25   $
                                                    ===============                                     ============
                                                   =               =============                       =            ============

Total Return (%)...................................         8.2 (b)       4.5         17.8        46.1      (20.5)         0.9

Ratio of operating expenses to average net assets
   (%).............................................        0.35 (c)      0.35         0.37        0.47       0.49         0.55

Ratio of operating expenses to average net assets
   without giving effect to the contractual
   expense agreement would have been (%)...........         N/A          0.36          N/A         N/A        N/A         0.56

Ratio of net investment income to average net
   assets (%)......................................        1.13 (c)      1.10         0.97        0.89       0.99         1.03

Portfolio turnover rate (%)........................          57 (c)        39           39          42         53           47
                                                                      266,467                   16,744                 141,958
Net assets, end of period (000)....................$    290,596    $            $  254,898  $          $  131,184   $


                                                                                        Class B
                                                       ---------------------------------------------------------------------------
                                                      -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                       ----------------                  Year ended December 31,
                                                      -                -----------------------------------------------------------
                                                                           2005                   2003                  2001(a)
                                                                        -----------    2004     ----------   2002     ------------
                                                                       -           -------------          ------------
                                                                            13.82                    8.16                 9.84
Net Asset Value, Beginning of Period..................$      13.73     $           $    11.80  $          $    10.33 $
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

Income From Investment Operations

   Net investment income..............................        0.06           0.10        0.08        0.05       0.05      0.06

   Net realized and unrealized gain (loss) on
      investments.....................................        1.08           0.41        1.98        3.65      (2.17)     0.46
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

   Total from investment operations...................        1.14           0.51        2.06        3.70      (2.12)     0.52
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

Less Distributions

   Distributions from net investment income...........       (0.09)         (0.08)      (0.04)      (0.06)     (0.04)    (0.03)

   Distributions from net realized capital gains......       (0.59)         (0.52)       0.00        0.00      (0.01)     0.00
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------

   Total distributions................................       (0.68)         (0.60)      (0.04)      (0.06)     (0.05)    (0.03)
                                                       ----------------                                    ----------
                                                      -                ------------                       -          -------------
                                                                            13.73                   11.80                10.33
Net Asset Value, End of Period........................$      14.19     $           $    13.82  $          $     8.16 $
                                                       ================                                    ==========
                                                      =                ============                       =          =============

Total Return (%)......................................         8.1 (b)        4.3        17.4        45.7      (20.6)      5.3 (b)

Ratio of operating expenses to average net assets (%).        0.60 (c)       0.60        0.62        0.72       0.74      0.80 (c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)......................         N/A           0.61         N/A         N/A        N/A      0.81 (c)

Ratio of net investment income to average net assets
   (%)................................................        0.89 (c)       0.87        0.77        0.64       0.79      0.83 (c)

Portfolio turnover rate (%)...........................          57 (c)         39          39          42         53        47
                                                                          108,689                  39,911                7,292
Net assets, end of period (000).......................$    129,399     $           $   76,322  $          $   13,267 $

(a) Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)



                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              13.95                   8.23               10.46
Net Asset Value, Beginning of Period....................$      13.87     $          $    11.92  $          $   10.42 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income................................        0.08           0.13       0.09        0.07      0.07      0.01

   Net realized and unrealized gain (loss) on
      investments.......................................        1.09           0.40       1.99        3.69     (2.20)    (0.05)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        1.17           0.53       2.08        3.76     (2.13)    (0.04)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net investment income.............       (0.11)         (0.09)     (0.05)      (0.07)    (0.05)     0.00

   Distributions from net realized capital gains........       (0.59)         (0.52)      0.00        0.00     (0.01)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (0.70)         (0.61)     (0.05)      (0.07)    (0.06)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              13.87                  11.92               10.42
Net Asset Value, End of Period..........................$      14.34     $          $    13.95  $          $    8.23 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         8.1 (b)        4.4       17.5        46.0     (20.6)     (0.4)(b)

Ratio of operating expenses to average net assets (%)...        0.50 (c)       0.50       0.52        0.62      0.64      0.70 (c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)........................         N/A           0.51        N/A         N/A       N/A      0.71 (c)

Ratio of net investment income to average net assets (%)        0.98 (c)       0.95       0.82        0.74      1.08      1.58 (c)

Portfolio turnover rate (%).............................          57 (c)         39         39          42        53        47
                                                                             49,489                 38,059                   8
Net assets, end of period (000).........................$     51,021     $          $   51,061  $          $   6,259 $

(a) Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Schedule of Investments as of June 30,
2006 (Unaudited)

Common Stock--98.6% of Total Net Assets




Security Description                   Shares      Value*
---------------------------------------------------------------



Aerospace & Defense--2.5%
                                                                       1,995,812
Armor Holdings, Inc. (a).............   36,400 $

Ceradyne, Inc. (a) (b)...............   79,400     3,929,506

DRS Technologies, Inc. (b)...........   17,179       837,476

Herley Industries, Inc. (a) (b)......   17,800       199,538

MTC Technologies, Inc. (a) (b).......   52,500     1,240,575

Teledyne Technologies, Inc. (a)......   28,800       943,488

United Industrial Corp. (b)..........   14,500       656,125
                                                --------------
                                               -
                                                                       9,802,520
                                                --------------
                                               -


Air Freight & Logistics--1.3%

Forward Air Corp.....................   50,900     2,073,157

UTi Worldwide, Inc. (b)..............  127,800     3,224,394
                                                --------------
                                               -
                                                                       5,297,551
                                                --------------
                                               -


Airlines--1.8%

AirTran Holdings, Inc. (a) (b).......   26,100       387,846

Republic Airways Holdings, Inc. (a)..  165,000     2,808,300

SkyWest, Inc.........................  161,000     3,992,800
                                                --------------
                                               -
                                                                       7,188,946
                                                --------------
                                               -


Auto Components--0.5%

Drew Industries, Inc. (a)............   11,500       372,600

Gentex Corp. (b).....................   84,300     1,180,200

LKQ Corp. (a)........................   28,400       539,600
                                                --------------
                                               -
                                                                       2,092,400
                                                --------------
                                               -


Automobiles--0.4%

Thor Industries, Inc. (b)............   36,000     1,744,200
                                                --------------
                                               -


Beverages--0.2%

Boston Beer, Inc. (a) (b)............   32,000       937,280
                                                --------------
                                               -


Biotechnology--3.6%

Alkermes, Inc. (a) (b)...............   41,400       783,288

BioMarin Pharmaceutical, Inc. (a)....   73,700     1,059,069

Cephalon, Inc. (a) (b)...............    8,973       539,277

Charles River Laboratories
   International, Inc. (a) (b).......   14,500       533,600

deCODE genetics, Inc. (a) (b)........   49,600       307,024

Digene Corp. (a) (b).................   65,600     2,541,344

Exelixis, Inc. (a) (b)...............   48,200       484,410

Human Genome Sciences, Inc. (a) (b)..   38,400       410,880

Martek Biosciences Corp. (a) (b).....   12,000       347,400

Myogen, Inc. (a) (b).................   63,400     1,838,600

Neurocrine Biosciences, Inc. (a) (b).   11,400       120,840

Onyx Pharmaceuticals, Inc. (a) (b)...   32,100       540,243

Panacos Pharmaceuticals, Inc. (a) (b)  222,600     1,228,752

PDL BioPharma, Inc. (a) (b)..........   85,700     1,577,737

Rigel Pharmaceuticals, Inc. (a) (b)..    1,800        17,514

Techne Corp. (a).....................   24,300     1,237,356

Vertex Pharmaceuticals, Inc. (a) (b).   16,970       622,969
                                                --------------
                                               -
                                                                      14,190,303
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



Building Products--0.5%
                                                                       1,283,380
Simpson Manufacturing, Inc. (b)......   35,600 $

Trex Co., Inc. (a) (b)...............   29,000       750,810
                                                --------------
                                               -
                                                                       2,034,190
                                                --------------
                                               -


Capital Markets--2.8%

Affiliated Managers Group, Inc. (a)
   (b)...............................   36,349     3,158,365

Eaton Vance Corp.....................   41,400     1,033,344

Greenhill & Co., Inc. (b)............   32,800     1,992,928

Harris & Harris Group, Inc. (a) (b)..   22,600       249,504

IntercontinentalExchange, Inc. (a)
   (b)...............................   24,200     1,402,148

Investors Financial Services Corp.
   (b)...............................   18,800       844,120

optionsXpress Holdings, Inc. (b).....   28,100       655,011

Raymond James Financial, Inc. (b)....   62,400     1,888,848
                                                --------------
                                               -
                                                                      11,224,268
                                                --------------
                                               -


Chemicals--0.6%

Senomyx, Inc. (a) (b)................   53,800       776,334

Symyx Technologies, Inc. (a).........   65,800     1,589,070
                                                --------------
                                               -
                                                                       2,365,404
                                                --------------
                                               -


Commercial Banks--2.0%

Boston Private Financial Holdings,
   Inc. (b)..........................   42,200     1,177,380

East West Bancorp, Inc...............   63,000     2,388,330

Pinnacle Financial Partners, Inc.
   (a) (b)...........................   21,200       645,116

PrivateBancorp, Inc. (b).............   14,700       608,727

SVB Financial Group (a) (b)..........   15,300       695,538

UCBH Holdings, Inc. (b)..............  103,800     1,716,852

Virginia Commerce Bancorp, Inc. (a)
   (b)...............................   22,649       541,311
                                                --------------
                                               -
                                                                       7,773,254
                                                --------------
                                               -


Commercial Services & Supplies--7.2%

Administaff, Inc.....................   21,000       752,010

ChoicePoint, Inc. (a)................   48,133     2,010,515

Global Cash Access, Inc. (a).........   45,100       704,913

Iron Mountain, Inc. (a) (b)..........   29,375     1,098,038

Kenexa Corp. (a) (b).................  105,700     3,366,545

Mine Safety Appliances Co. (b).......   45,200     1,817,040

Navigant Consulting, Inc. (a) (b)....   76,100     1,723,665

Resources Connection, Inc. (a) (b)...  111,300     2,784,726

Stericycle, Inc. (a) (b).............   32,400     2,109,240

Taleo Corp. (a) (b)..................   84,000       990,360

The Advisory Board Co. (a)...........   87,100     4,188,639

The Corporate Executive Board Co.....   53,500     5,360,700

Waste Connections, Inc. (a)..........   43,800     1,594,320
                                                --------------
                                               -
                                                                      28,500,711
                                                --------------
                                               -


Communications Equipment--1.7%

ADTRAN, Inc..........................   42,000       942,060

Anaren, Inc. (a).....................   16,500       338,085

Avocent Corp. (a)....................   22,525       591,281

F5 Networks, Inc. (a)................   35,700     1,909,236

Inter-Tel, Inc.......................   75,500     1,590,030

Plantronics, Inc. (b)................   41,000       910,610

Polycom, Inc. (a)....................   17,393       381,255
                                                --------------
                                               -
                                                                       6,662,557
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Schedule of Investments as of June 30,
2006 (Unaudited)

Common Stock--(Continued)




Security Description                   Shares      Value*
---------------------------------------------------------------



Computers & Peripherals--0.9%
                                                                       2,753,725
Avid Technology, Inc. (a) (b)........   82,620 $

Rackable Systems, Inc. (a) (b).......   18,200       718,718
                                                --------------
                                               -
                                                                       3,472,443
                                                --------------
                                               -


Construction & Engineering--0.2%

Insituform Technologies, Inc. (a) (b)   29,000       663,810
                                                --------------
                                               -


Construction Materials--0.1%

Florida Rock Industries, Inc.........    8,200       407,294
                                                --------------
                                               -


Diversified Consumer Services--2.0%

                       Bright Horizons Family Solutions,
   Inc. (a)..........................   58,400     2,201,096

ITT Educational Services, Inc. (a)...   49,500     3,257,595

Jackson Hewitt Tax Service, Inc......   81,000     2,539,350
                                                --------------
                                               -
                                                                       7,998,041
                                                --------------
                                               -


Diversified Financial Services--0.2%

                       International Securities Exchange,
   Inc...............................   20,100       765,207

Nasdaq Stock Market, Inc. (a) (b)....    6,700       200,330
                                                --------------
                                               -
                                                                         965,537
                                                --------------
                                               -


Diversified Telecommunication Services--0.0%

NTELOS Holdings Corp. (a)............   11,500       166,175
                                                --------------
                                               -


Electrical Equipment--0.8%

Color Kinetics, Inc. (a) (b).........  125,300     2,369,423

II-VI, Inc. (a)......................   44,400       812,520
                                                --------------
                                               -
                                                                       3,181,943
                                                --------------
                                               -


Electronic Equipment & Instruments--4.0%

Aeroflex, Inc. (a)...................  201,500     2,351,505

Applied Films Corp. (a)..............   18,500       527,065

CyberOptics Corp. (a) (b)............  175,237     2,267,567

Dolby Laboratories, Inc. (Class A)
   (a)...............................   48,200     1,123,060

FLIR Systems, Inc. (a) (b)...........   82,200     1,813,332

Itron, Inc. (a) (b)..................   37,000     2,192,620

Orbotech, Ltd. (a) (b)...............   37,700       864,461

ScanSource, Inc. (a) (b).............   54,200     1,589,144

Symbol Technologies, Inc.............   57,900       624,741

TTM Technologies, Inc. (a)...........  181,500     2,626,305
                                                --------------
                                               -
                                                                      15,979,800
                                                --------------
                                               -


Energy Equipment & Services--6.2%

Acergy S.A. (ADR) (a) (b)............   30,700       469,710

Atwood Oceanics, Inc. (a)............   17,500       868,000

Bronco Drilling Co., Inc. (a) (b)....   83,600     1,746,404

FMC Technologies, Inc. (a)...........   20,900     1,409,914

Global Industries, Inc. (a) (b)......  106,900     1,785,230

Grey Wolf, Inc. (a) (b)..............   83,400       642,180

Helix Energy Solutions Group, Inc.
   (a) (b)...........................   73,600     2,970,496

Helmerich & Payne, Inc...............   13,900       837,614

Input/Output, Inc. (a) (b)...........   79,200       748,440

Lone Star Technologies, Inc. (a).....   12,000       648,240

NS Group, Inc. (a)...................   14,300       787,644

Oil States International, Inc. (a)...   70,200     2,406,456

Security Description                   Shares      Value*
---------------------------------------------------------------



Energy Equipment & Services--(Continued)
                                                                       1,517,416
Patterson-UTI Energy, Inc............   53,600 $

SEACOR Holdings, Inc. (a)............    8,600       706,060

TETRA Technologies, Inc. (a).........   89,600     2,713,984

Todco (Class A) (a)..................   33,500     1,368,475

Unit Corp. (a).......................   47,800     2,719,342
                                                --------------
                                               -
                                                                      24,345,605
                                                --------------
                                               -


Food & Staples Retailing--0.7%

United Natural Foods, Inc. (a) (b)...   79,000     2,608,580
                                                --------------
                                               -


Food Products--0.4%

SunOpta, Inc. (a) (b)................  179,800     1,668,544
                                                --------------
                                               -


Health Care Equipment & Supplies--7.5%

American Medical Systems Holdings,
   Inc. (a) (b)......................   65,100     1,083,915

ArthroCare Corp. (a) (b).............   36,500     1,533,365

Aspect Medical Systems, Inc. (a) (b).   78,400     1,367,296

Cytyc Corp. (a) (b)..................   63,000     1,597,680

DENTSPLY International, Inc. (b).....   18,650     1,130,190

Dionex Corp. (a).....................    7,000       382,620

Gen-Probe, Inc. (a)..................   41,100     2,218,578

Hologic, Inc. (a) (b)................   76,500     3,776,040

ICU Medical, Inc. (a) (b)............   33,600     1,419,264

IDEXX Laboratories, Inc. (a) (b).....   10,400       781,352

Immucor, Inc. (a)....................   61,650     1,185,530

Integra LifeSciences Holdings (a) (b)   10,000       388,100

Invitrogen Corp. (a) (b).............   27,100     1,790,497

Kyphon, Inc. (a).....................   62,700     2,405,172

Mentor Corp. (b).....................   15,100       656,850

Meridian Bioscience, Inc. (b)........   47,300     1,180,135

Respironics, Inc. (a)................   85,000     2,908,700

SonoSite, Inc. (a) (b)...............   10,300       402,112

STERIS Corp..........................   70,600     1,613,916

Thoratec Corp. (a) (b)...............   72,300     1,002,801

Varian, Inc. (a).....................   16,600       689,066
                                                --------------
                                               -
                                                                      29,513,179
                                                --------------
                                               -


Health Care Providers & Services--6.2%

Amedisys, Inc. (a) (b)...............   16,900       640,510

AmSurg Corp. (a) (b).................   34,600       787,150

Community Health Systems, Inc. (a)...   24,900       915,075

Computer Programs & Systems, Inc. (b)  107,500     4,295,695

Coventry Health Care, Inc. (a).......   41,475     2,278,637

DaVita, Inc. (a).....................   58,400     2,902,480

Gentiva Health Services, Inc. (a) (b)   42,000       673,260

Healthspring, Inc. (a)...............   15,900       298,125

Henry Schein, Inc. (a) (b)...........   12,400       579,452

LCA-Vision, Inc. (b).................    5,300       280,423

LifePoint Hospitals, Inc. (a) (b)....   24,800       796,824

Manor Care, Inc. (b).................   23,800     1,116,696

Matria Healthcare, Inc. (a) (b)......   41,649       892,122

Omnicare, Inc. (b)...................   41,100     1,948,962

Option Care, Inc. (b)................   20,800       249,184

Patterson Cos., Inc. (a) (b).........   15,400       537,922

Pharmaceutical Product Development,
   Inc...............................   65,000     2,282,800

Symbion, Inc. (a) (b)................   63,700     1,322,412

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Schedule of Investments as of June 30,
2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Health Care Providers & Services--(Continued)
                                                                         716,398
Triad Hospitals, Inc. (a) (b)........   18,100 $

United Surgical Partners
   International, Inc. (a) (b).......   39,000     1,172,730
                                                --------------
                                               -
                                                                      24,686,857
                                                --------------
                                               -


Hotels, Restaurants & Leisure--3.5%

BJ's Restaurants, Inc. (a) (b).......   66,700     1,490,078

CEC Entertainment, Inc. (a)..........   16,450       528,374

International Speedway Corp. (Class
   A) (b)............................    6,200       287,494

Orient-Express Hotels, Ltd. (Class A)   22,600       877,784

P.F. Chang's China Bistro, Inc. (a)
   (b)...............................   14,500       551,290

RARE Hospitality International, Inc.
   (a)...............................   67,675     1,946,333

Scientific Games Corp. (a) (b).......    5,100       181,662

Shuffle Master, Inc. (a) (b).........   65,950     2,161,841

Sonic Corp. (a) (b)..................   71,362     1,483,616

Station Casinos, Inc.................   33,700     2,294,296

The Cheesecake Factory, Inc. (a) (b).   29,749       801,736

WMS Industries, Inc. (a) (b).........   46,600     1,276,374
                                                --------------
                                               -
                                                                      13,880,878
                                                --------------
                                               -


Household Durables--0.6%

Harman International Industries, Inc.    7,400       631,738

iRobot Corp. (a) (b).................   20,000       497,600

M.D.C. Holdings, Inc. (b)............   18,683       970,208

Toll Brothers, Inc. (a) (b)..........   16,500       421,905
                                                --------------
                                               -
                                                                       2,521,451
                                                --------------
                                               -


Insurance--0.9%

Brown & Brown, Inc. (b)..............   27,700       809,394

Max Re Capital, Ltd. (b).............   30,600       668,304

StanCorp Financial Group, Inc........   40,100     2,041,491
                                                --------------
                                               -
                                                                       3,519,189
                                                --------------
                                               -


Internet & Catalog Retail--1.5%

Coldwater Creek, Inc. (a) (b)........  123,300     3,299,508

drugstore.com, Inc. (a) (b)..........  215,200       624,080

Insight Enterprises, Inc. (a) (b)....   41,636       793,166

Nutri/System, Inc. (a) (b)...........   18,500     1,149,405
                                                --------------
                                               -
                                                                       5,866,159
                                                --------------
                                               -


Internet Software & Services--2.1%

CNET Networks, Inc. (a) (b)..........  109,000       869,820

Cybersource Corp. (a) (b)............  121,500     1,421,550

Digital Insight Corp. (a)............   47,200     1,618,488

Digital River, Inc. (a) (b)..........   22,600       912,814

Digitas, Inc. (a)....................   70,700       821,534

Jupitermedia Corp. (a) (b)...........   30,900       401,700

Ninetowns Digital World Trade
   Holdings, Ltd. (ADR) (a)..........   75,800       381,274

Websense, Inc. (a) (b)...............   72,800     1,495,312

WebSideStory, Inc. (a) (b)...........   44,800       546,560
                                                --------------
                                               -
                                                                       8,469,052
                                                --------------
                                               -

Security Description                   Shares      Value*
---------------------------------------------------------------



IT Services--3.7%
                                                                       1,895,725
CACI International, Inc. (Class A)
   (a) (b)...........................   32,500 $

Cognizant Technology Solutions Corp.
   (Class A) (a).....................   34,400     2,317,528

Global Payments, Inc.................   38,720     1,879,856

Heartland Payment Systems, Inc. (a)
   (b)...............................    7,900       220,252

Inforte Corp. (a)....................  235,400     1,115,796

MoneyGram International, Inc.........   68,700     2,332,365

NCI, Inc. (Class A) (a)..............  120,800     1,582,480

RightNow Technologies, Inc. (a) (b)..   74,900     1,249,332

SI International, Inc. (a) (b).......    5,100       156,366

SRA International, Inc. (a) (b)......   68,200     1,816,166
                                                --------------
                                               -
                                                                      14,565,866
                                                --------------
                                               -


Leisure Equipment & Products--0.9%

MarineMax, Inc. (a) (b)..............   64,200     1,683,966

Pool Corp............................   45,325     1,977,530
                                                --------------
                                               -
                                                                       3,661,496
                                                --------------
                                               -


Machinery--2.3%

Actuant Corp. (b)....................   57,500     2,872,125

Bucyrus International, Inc. (b)......    4,600       232,300

Kaydon Corp. (b).....................   35,900     1,339,429

Kennametal, Inc......................    9,500       591,375

Oshkosh Truck Corp...................   68,600     3,259,872

The Manitowoc Co., Inc...............   16,700       743,150
                                                --------------
                                               -
                                                                       9,038,251
                                                --------------
                                               -


Media--0.5%

Getty Images, Inc. (a) (b)...........   24,500     1,555,995

Gray Television, Inc.................   42,500       246,075

Triple Crown Media, Inc. (a) (b).....    4,250        36,848
                                                --------------
                                               -
                                                                       1,838,918
                                                --------------
                                               -


Metals & Mining--0.5%

Reliance Steel & Aluminum Co.........    4,200       348,390

Steel Dynamics, Inc. (b).............   25,400     1,669,796
                                                --------------
                                               -
                                                                       2,018,186
                                                --------------
                                               -


Multiline Retail--0.1%

Fred's, Inc. (b).....................   25,850       345,098
                                                --------------
                                               -


Office Electronics--0.4%

Zebra Technologies Corp. (Class A)
   (a) (b)...........................   50,842     1,736,763
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--4.0%

Bill Barrett Corp. (a) (b)...........   78,500     2,324,385

Bois d'Arc Energy, Inc. (a) (b)......   86,600     1,426,302

Cabot Oil & Gas Corp.................   55,200     2,704,800

Comstock Resources, Inc. (a).........  108,900     3,251,754

Forest Oil Corp. (a) (b).............   29,700       984,852

Foundation Coal Holdings, Inc........   27,100     1,271,803

KCS Energy, Inc. (a).................   36,100     1,072,170

Mariner Energy, Inc. (a).............   35,436       650,959

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Schedule of Investments as of June 30,
2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Oil, Gas & Consumable
   Fuels--(Continued)
                                                                         927,420
Petroleum Development Corp. (a)......   24,600 $

Stone Energy Corp. (a)...............   18,200       847,210

VeraSun Energy (a) (b)...............    8,000       209,920
                                                --------------
                                               -
                                                                      15,671,575
                                                --------------
                                               -


Personal Products--0.2%

Parlux Fragrances, Inc. (a) (b)......   58,800       569,772
                                                --------------
                                               -


Pharmaceuticals--1.7%

Medicis Pharmaceutical Corp.
   (Class A) (b).....................   70,200     1,684,800

Noven Pharmaceuticals, Inc. (a) (b)..   87,800     1,571,620

Salix Pharmaceuticals, Ltd. (a) (b)..  103,260     1,270,098

The Medicines Co. (a) (b)............   98,700     1,929,585

Valeant Pharmaceuticals
   International, Inc. (b)...........   22,000       372,240
                                                --------------
                                               -
                                                                       6,828,343
                                                --------------
                                               -


Real Estate--0.1%

CapitalSource, Inc. (REIT) (b).......   16,366       383,946
                                                --------------
                                               -


Road & Rail--2.0%

Dollar Thrifty Automotive Group,
   Inc. (a)..........................   34,400     1,550,408

Old Dominion Freight Line, Inc. (a)..  101,950     3,832,301

U.S. Xpress Enterprises, Inc. (a)....   72,200     1,950,844

Werner Enterprises, Inc. (b).........   33,600       681,072
                                                --------------
                                               -
                                                                       8,014,625
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--6.6%

Advanced Energy Industries, Inc. (a).  154,300     2,042,932

ATMI, Inc. (a) (b)...................   43,800     1,078,356

Cognex Corp. (b).....................   62,500     1,626,875

Cohu, Inc. (b).......................   44,000       772,200

Cymer, Inc. (a) (b)..................   53,300     2,476,318

Entegris, Inc. (a) (b)...............  102,400       975,872

Exar Corp. (a).......................   45,700       606,439

Integrated Device Technology, Inc.
   (a)...............................  100,650     1,427,217

Intersil Corp. (Class A).............   76,864     1,787,088

Micrel, Inc. (a) (b).................   82,300       823,823

Microchip Technology, Inc............    7,350       246,593

Microsemi Corp. (a)..................   74,800     1,823,624

OmniVision Technologies, Inc. (a) (b)   34,200       722,304

ON Semiconductor Corp. (a) (b).......  329,100     1,935,108

Pericom Semiconductor Corp. (a)......   32,400       268,920

Semtech Corp. (a)....................   96,600     1,395,870

Spansion, Inc. (Class A) (a).........   52,900       843,226

TriQuint Semiconductor, Inc. (a) (b).   67,420       300,693

Varian Semiconductor Equipment, Inc.
   (a) (b)...........................   75,000     2,445,750

Virage Logic Corp. (a) (b)...........   68,700       645,093

Zoran Corp. (a)......................   78,591     1,912,905
                                                --------------
                                               -
                                                                      26,157,206
                                                --------------
                                               -


Software--5.0%

Activision, Inc. (a) (b).............   82,377       937,450

Actuate Corp. (a)....................  211,000       852,440

Agile Software Corp. (a).............   86,100       545,874

ANSYS, Inc. (a)......................   15,500       741,210

Security Description                   Shares      Value*
---------------------------------------------------------------



Software--(Continued)
                                                                         597,051
Epicor Software Corp. (a) (b)........   56,700 $

FactSet Research Systems, Inc. (b)...   32,100     1,518,330

Fair Isaac Corp. (b).................   40,619     1,474,877

FileNET Corp. (a)....................   27,400       737,882

Hyperion Solutions Corp. (a) (b).....   78,112     2,155,891

Informatica Corp. (a) (b)............  179,600     2,363,536

Jack Henry & Associates, Inc. (b)....   31,200       613,392

Macrovision Corp. (a) (b)............   47,000     1,011,440

NAVTEQ, Inc. (a) (b).................   25,100     1,121,468

Open Solutions, Inc. (a).............   32,500       864,825

Quest Software, Inc. (a).............   53,900       756,756

Radiant Systems, Inc. (a) (b)........  133,250     1,408,453

Red Hat, Inc. (a) (b)................   51,900     1,214,460

Sonic Solutions (a) (b)..............   36,200       597,300

Witness Systems, Inc. (a)............    7,200       145,224
                                                --------------
                                               -
                                                                      19,657,859
                                                --------------
                                               -


Specialty Retail--6.0%

A.C. Moore Arts & Crafts, Inc. (a)
   (b)...............................  120,900     1,971,879

Charlotte Russe Holding, Inc. (a) (b)   35,600       852,264

Christopher & Banks Corp. (b)........   50,350     1,460,150

Citi Trends, Inc. (a) (b)............   38,700     1,652,103

GameStop Corp. (Class A) (a) (b).....   12,900       541,800

Hibbett Sporting Goods, Inc. (a) (b).   81,850     1,956,215

Michaels Stores, Inc.................   13,400       552,616

O'Reilly Automotive, Inc. (a) (b)....   94,200     2,938,098

Pacific Sunwear of California, Inc.
   (a) (b)...........................   65,555     1,175,401

Ross Stores, Inc.....................   28,100       788,205

The Gymboree Corp. (a)...............   61,600     2,141,216

Tractor Supply Co. (a)...............   43,100     2,382,137

Urban Outfitters, Inc. (a)...........   64,700     1,131,603

Williams-Sonoma, Inc.................   25,800       878,490

Zumiez, Inc. (a) (b).................   84,600     3,178,422
                                                --------------
                                               -
                                                                      23,600,599
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--0.7%

Fossil, Inc. (a) (b).................   29,149       524,973

Quiksilver, Inc. (a) (b).............  123,500     1,504,230

The Timberland Co. (Class A) (a).....   24,600       642,060
                                                --------------
                                               -
                                                                       2,671,263
                                                --------------
                                               -


Trading Companies & Distributors--0.2%

Beacon Roofing Supply, Inc. (a) (b)..   33,300       732,933

Interline Brands, Inc. (a)...........    8,800       205,744
                                                --------------
                                               -
                                                                         938,677
                                                --------------
                                               -


Wireless Telecommunication Services--0.8%

NII Holdings, Inc. (Class B) (a) (b).   33,000     1,860,540

Syniverse Holdings, Inc. (a).........   37,000       543,900

Wireless Facilities, Inc. (a) (b)....  266,400       732,600
                                                --------------
                                               -
                                                                       3,137,040
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $308,797,498)....            390,563,604
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Schedule of Investments as of June 30,
2006 (Unaudited)

Short Term Investments--1.0%



Security Description                  Shares       Value*
---------------------------------------------------------------


Mutual Funds -1.0%
                                                                       4,060,802
T. Rowe Price Reserve Investment
   Fund............................ 4,060,802  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $4,060,802)....                4,060,802
                                                --------------
                                               -

Total Investments--99.6%
   (Identified Cost $312,858,300)
   (c).............................              394,624,406

Other assets less liabilities......                1,419,636
                                                --------------
                                               -
                                                                     396,044,042
Total Net Assets--100%..............            $
                                                ==============
                                               =

(a)      Non-Income Producing.
(b) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 98,701,741 and the collateral received consisted of cash in the amount of $100,169,132.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $312,858,300 and the composition of unrealized appreciation and depreciation of investment securities was $100,211,348 and $(18,445,242), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              394,624,406
   Investments at value..........                                                                          $

   Collateral for securities loaned                                                                           100,169,132

   Receivable for:

      Fund shares sold...........                                                                               1,974,680

      Accrued interest and dividends                                                                               76,685
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                             496,844,903

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $      342,156

      Return of collateral for securities loaned                                              100,169,132

   Accrued expenses:

      Management fees............                                                                 158,423

      Service and distribution fees                                                                10,839

      Other expenses.............                                                                 120,311
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                             100,800,861
                                                                                                            ----------------
                                                                                                           -
                                                                                                              396,044,042
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              338,528,860
      Capital paid in............                                                                          $

      Undistributed net investment loss                                                                          (471,162)

      Accumulated net realized losses                                                                         (23,779,762)

      Unrealized appreciation on investments                                                                   81,766,106
                                                                                                            ----------------
                                                                                                           -
                                                                                                              396,044,042
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    15.16
Net asset value and redemption price per share ($332,902,324 divided by 21,957,613 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    14.89
Net asset value and redemption price per share ($42,657,889 divided by 2,865,093 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    14.96
Net asset value and redemption price per share ($20,483,829 divided by 1,369,099 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                              312,858,300
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                   485,976
   Dividends.........................                                                         $

   Interest..........................                                                              255,818(a)
                                                                                               -----------------------------
                                                                                              -
                                                                                                   741,794

Expenses

   Management fees...................                               $  1,007,903

   Service and distribution fees--Class B                                  47,293

   Service and distribution fees--Class E                                  15,927

   Directors' fees and expenses......                                     10,574

   Custodian.........................                                     75,642

   Audit and tax services............                                     13,759

   Legal.............................                                      6,007

   Printing..........................                                     66,417

   Insurance.........................                                      3,238

   Miscellaneous.....................                                      3,110
                                                                     -------------------------
                                                                    -

   Total expenses....................                                  1,249,870

   Expense reductions................                                    (12,978)

   Management fee waivers............                                    (23,936)                1,212,956
                                                                     -------------------------
                                                                    -                         ------------------------------

Net Investment Loss..................                                                             (471,162)
                                                                                               -----------------------------
                                                                                              -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net...................                                                            6,011,023
Unrealized depreciation on:

   Investments--net...................                                                           (6,857,655)
                                                                                               -----------------------------
                                                                                              -

Net loss.............................                                                             (846,632)
                                                                                               -----------------------------
                                                                                              -
                                                                                                (1,317,794)
Net Decrease in Net Assets
   From Operations...................                                                         $
                                                                                               =============================
                                                                                              =

(a)                                Includes income on securities loaned of
                                   $79,485. See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Statement of Changes in Net Assets
(Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                  (582,067)
   Net investment loss.....................................................................$     (471,162) $

   Net realized gain.......................................................................     6,011,023       26,182,307

   Unrealized appreciation (depreciation)..................................................    (6,857,655)      10,826,102
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from operations.......................................    (1,317,794)      36,426,342
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from capital share transactions.......................    28,249,492      (13,985,171)
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    26,931,698       22,441,171


Net Assets

   Beginning of the period.................................................................   369,112,344      346,671,173
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               369,112,344
   End of the period.......................................................................$  396,044,042  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Loss
                                                                                                                         0
   End of the period.......................................................................$     (471,162) $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                              June 30, 2006                 Year ended
                                                                       ----------------------------      December 31, 2005
                                                                      -                            -----------------------------
                                                                          Shares                      Shares
                                                                       -------------       $        ------------       $
                                                                      -             ----------------            ----------------

Class A
                                                                                       47,901,814                  34,917,352
   Sales..............................................................  2,983,071   $                2,482,008  $

   Redemptions........................................................ (2,093,138)    (33,138,431)  (4,358,048)   (60,850,447)
                                                                       -------------
                                                                      -             ---------------
                                                                                       14,763,383                 (25,933,095)
   Net increase (decrease)............................................    889,933   $               (1,876,040) $
                                                                       =============
                                                                      =             ===============

Class B
                                                                                       16,240,029                  16,375,307
   Sales..............................................................  1,040,962   $                1,181,972  $

   Redemptions........................................................   (215,861)     (3,343,139)    (296,491)    (4,116,561)
                                                                       -------------
                                                                      -             ---------------
                                                                                       12,896,890                  12,258,746
   Net increase.......................................................    825,101   $                  885,481  $
                                                                       =============
                                                                      =             ===============

Class E
                                                                                        3,862,348                   4,126,882
   Sales..............................................................    246,962   $                  296,321  $

   Redemptions........................................................   (209,984)     (3,273,129)    (322,762)    (4,437,704)
                                                                       -------------
                                                                      -             ---------------
                                                                                          589,219                    (310,822)
   Net increase (decrease)............................................     36,978   $                  (26,441) $
                                                                       =============
                                                                      =             ===============
                                                                                       28,249,492                 (13,985,171)
   Increase (decrease) derived from capital share transactions........  1,752,012   $               (1,017,000) $
                                                                       =============
                                                                      =             ===============

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Financial Highlights (Unaudited)



                                                                                              Class A
                                                                     ----------------------------------------------------------
                                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                     -----------            Year ended December 31,
                                                                    -           -----------------------------------------------
                                                                                  2005               2003               2001
                                                                                 --------  2004    ---------  2002    ---------
                                                                                -        ----------         ----------

Net Asset Value, Beginning of Period                                     $ 15.13  $ 13.63  $ 12.27    $ 8.71  $ 11.89   $ 14.30
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

Income From Investment Operations

   Net investment loss                                                    (0.02)   (0.02)   (0.04)    (0.04)   (0.04)    (0.04)

   Net realized and unrealized gain (loss) on investments                   0.05     1.52     1.40      3.60   (3.14)    (1.27)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

   Total from investment operations                                         0.03     1.50     1.36      3.56   (3.18)    (1.31)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

Less Distributions

   Distributions from net realized capital gains                            0.00     0.00     0.00      0.00     0.00    (1.10)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

   Total distributions                                                      0.00     0.00     0.00      0.00     0.00    (1.10)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

Net Asset Value, End of Period                                            $15.16   $15.13   $13.63    $12.27    $8.71    $11.89
                                                                     ===========                             ========
                                                                    =           =========                   =        ==========

Total Return (%)                                                         0.2 (b)     11.0     11.1      40.9   (26.7)     (9.0)

Ratio of operating expenses to average net assets before expense
   reductions (%)                                                       0.59 (c)     0.60     0.60      0.63     0.61      0.61

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)                                                   0.58 (c)     0.59     0.60      0.63      N/A       N/A

Ratio of net investment loss to average net assets (%)                 (0.21)(c)   (0.14)   (0.31)    (0.39)   (0.38)    (0.34)

Portfolio turnover rate (%)                                               40 (c)       31       28        25       44        38

Net assets, end of period (000)                                         $332,902 $318,845 $312,834  $297,728 $210,410  $298,699


                                                                                             Class B
                                                                  --------------------------------------------------------------
                                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                  ----------------           Year ended December 31,
                                                                 -                ----------------------------------------------
                                                                                     2005                   2003
                                                                                   ----------    2004     ---------   2002(a)
                                                                                  -          -------------         -------------
                                                                                       13.44                  8.59
Net Asset Value, Beginning of Period.............................$      14.88     $          $    12.11  $         $    8.67
                                                                  ----------------
                                                                 -                -----------

Income From Investment Operations

   Net investment loss...........................................       (0.02)         (0.04)     (0.03)     (0.01)    (0.01)

   Net realized and unrealized gain (loss) on investments........        0.03           1.48       1.36       3.53     (0.07)
                                                                  ----------------
                                                                 -                -----------

   Total from investment operations..............................        0.01           1.44       1.33       3.52     (0.08)
                                                                  ----------------
                                                                 -                -----------
                                                                                       14.88                 12.11
Net Asset Value, End of Period...................................$      14.89     $          $    13.44  $         $    8.59
                                                                  ================
                                                                 =                ===========

Total Return (%).................................................         0.1 (b)       10.7       11.0       41.0      (0.9)(b)

Ratio of operating expenses to average net assets before expense
   reductions (%)................................................        0.84 (c)       0.84       0.85       0.88      0.86 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)............................................        0.83 (c)       0.84       0.85       0.88       N/A

Ratio of net investment loss to average net assets (%)...........       (0.45)(c)      (0.40)     (0.52)     (0.59)    (0.63)(c)

Portfolio turnover rate (%)......................................          40 (c)         31         28         25        44
                                                                                      30,357                   152
Net assets, end of period (000)..................................$     42,658     $          $   15,516  $         $       3

(a) Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio Financial Highlights (Unaudited)



                                                                                              Class E
                                                              ------------------------------------------------------------
                                                             -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                              ----------------                 Year ended December 31,
                                                             -                ------------------------------------------------------
                                                                                 2005                   2003                 2001(a)
                                                                               ----------    2004     ----------   2002------------
                                                                              -          -------------          -----------
                                                                                   13.49                   8.64               12.22
Net Asset Value, Beginning of Period.........................$      14.95     $          $    12.15  $          $   11.80 $
                                                              ----------------                                   ---------
                                                             -                -----------                       -      ------------

Income From Investment Operations

   Net investment income (loss)..............................       (0.03)         (0.04)     (0.05)      (0.03)    (0.02)     0.00

   Net realized and unrealized gain (loss) on investments....        0.04           1.50       1.39        3.54      3.14     (0.42)
                                                              ----------------                                   ---------
                                                             -                -----------                       -      ------------

   Total from investment operations..........................        0.01           1.46       1.34        3.51     (3.16)    (0.42)
                                                              ----------------                                   ---------
                                                             -                -----------                       -      -------------
                                                                                   14.95                  12.15               11.80
Net Asset Value, End of Period...............................$      14.96     $          $    13.49  $          $    8.64 $
                                                              ================                                   =========


Total Return (%).............................................         0.1 (b)       10.8       11.0        40.6     (26.8)  (3.4)(b)

Ratio of operating expenses to average net
assets before expense reductions (%).........................        0.74 (c)       0.74       0.75        0.78      0.76   0.76 (c)

Ratio of operating expenses to average
net assets after expense reductions (%) (d)..................        0.73 (c)       0.74       0.75        0.78       N/A       N/A

Ratio of net investment income (loss) to
average net assets (%).......                                        (0.36)(c)      (0.30)     (0.45)      (0.52)    (0.53) 0.00 (c)

Portfolio turnover rate (%)........................ ..........          40 (c)         31         28          25        44      38

Net assets, end of period (000)...............................$     20,484        $19,910      $   18,321  $11,353    $1,809 $0.1

(a) Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--99.1% of Total Net Assets




Security Description                  Shares       Value*
---------------------------------------------------------------



Australia--0.7%
                                                                       1,793,252
Computershare, Ltd.................   308,300  $

Zinifex, Ltd.......................   313,400      2,350,441
                                                --------------
                                               -
                                                                       4,143,693
                                                --------------
                                               -


Austria--0.1%

Verbund-Oesterreichische
   Elektrizitaetswirtschafts AG....    13,700        656,665
                                                --------------
                                               -


Bermuda--0.1%

Esprit Holdings, Ltd...............    54,000        442,913

Regal Hotels International
   Holdings, Ltd................... 4,704,000        363,230
                                                --------------
                                               -
                                                                         806,143
                                                --------------
                                               -


Brazil--0.4%

Banco Bradesco S.A. (ADR)..........    20,700        643,563

Banco Nossa Caixa S.A. (a).........    63,200      1,342,508

Unibanco-Uniao de Banco
   Brasileiros S.A. (GDR)..........     9,600        637,344
                                                --------------
                                               -
                                                                       2,623,415
                                                --------------
                                               -


Canada--1.1%

ACE Aviation Holdings, Inc. (a)....    27,800        776,655

Canadian Natural Resources, Ltd....    56,900      3,149,657

Canadian Natural Resources, Ltd.
   (USD)...........................     1,700         94,146

EnCana Corp........................    15,400        811,849

Teck Cominco, Ltd..................    25,900      1,555,858
                                                --------------
                                               -
                                                                       6,388,165
                                                --------------
                                               -


Cayman Islands--0.3%

GlobalSantaFe Corp.................    20,300      1,172,325

Suntech Power Holdings Co., Ltd.
   (a) (b).........................     8,700        245,775

Transocean, Inc. (a)...............     2,200        176,704
                                                --------------
                                               -
                                                                       1,594,804
                                                --------------
                                               -


Finland--2.4%

Fortum Oyj.........................   115,400      2,945,558

Metso Oyj..........................    76,800      2,784,088

Neste Oil, Oyj (a).................    52,300      1,838,781

Nokia Corp. (ADR)..................   316,704      6,416,423

Nokia Oyj..........................    38,400        776,245
                                                --------------
                                               -
                                                                      14,761,095
                                                --------------
                                               -


France--14.6%

Accor S.A..........................    29,800      1,809,235

Air Liquide........................    11,440      2,226,415

Air Liquide S.A....................     2,420        470,246

Alcatel S.A........................   199,400      2,514,434

Altran Technologies S.A............   126,900      1,560,702

AXA S.A............................   327,077     10,700,610

BNP Paribas S.A....................    65,973      6,299,319

Carrefour S.A......................    52,900      3,094,390

CNP Assurances S.A.................     3,600        341,422

Compagnie Generale de Geophysique
   S.A. (b)........................   127,000      4,385,310

Lagardere S.C.A....................    50,200      3,696,353

Nexity.............................    48,600      2,815,161

Orpea (a)..........................    29,046      2,004,204

Security Description                   Shares      Value*
---------------------------------------------------------------



France--(Continued)
                                                                       5,468,460
Renault S.A..........................   51,100 $

S.O.I.T.E.C. (a).....................   27,200       800,770

Sanofi-Aventis (ADR).................  157,000     7,645,900

Societe Television Francaise 1 S.A...   40,000     1,301,320

Societe Generale.....................   43,100     6,320,481

Suez S.A.............................   59,400     2,462,418

Total S.A............................  162,204    10,628,723

Total S.A. (ADR).....................   88,800     5,818,176

Vinci S.A............................   39,118     4,020,777

Vivendi Universal S.A. (ADR).........   69,200     2,415,772
                                                --------------
                                               -
                                                                      88,800,598
                                                --------------
                                               -


Germany--14.8%

Aareal Bank AG.......................   31,242     1,176,992

Allianz AG...........................   71,029    11,188,187

Bayer AG.............................   27,700     1,270,419

Bayer AG (ADR).......................   87,400     4,012,534

Bilfinger & Berger Bau AG............   62,700     3,400,028

DAB Bank AG..........................  147,910     1,270,218

Deutche Postbank AG..................   30,300     2,174,906

Duetz AG.............................   48,000       377,214

E.ON AG..............................   35,500     4,077,143

E.ON AG (ADR)........................   75,200     2,883,920

GFK AG...............................      300        10,926

Heidelberger Druckmaschinen AG.......  142,700     6,466,823

Hochtief AG..........................  110,943     6,156,410

Hypo Real Estate Holding AG..........   95,008     5,753,166

Infineon Technologies AG (b).........  295,700     3,300,012

Interhyp AG..........................    3,200       281,510

IWKA Group AG........................   84,100     2,193,330

KarstadtQuele AG.....................   43,800     1,158,726

Linde AG.............................   16,500     1,268,867

MAN AG...............................   52,855     3,812,669

MTU Aero Engines Holding AG (a)......   31,200     1,035,755

Munchener
   Ruckversicherungs-Gesellschaft AG.   40,700     5,545,376

Patrizia Immo AG.....................   36,800       898,931

Pfleiderer AG (a)....................   46,700     1,307,845

Q-Cells AG (a).......................   31,650     2,651,330

RWE AG...............................    4,081       338,585

SAP AG (ADR).........................   73,800     3,875,976

SGL Carbon AG........................  178,800     3,577,781

Siemens AG (ADR).....................   24,300     2,109,726

SolarWorld AG........................   33,600     2,099,120

United Internet AG...................  198,188     2,843,266

Wacker Chemie AG.....................   11,500     1,233,331

Wincor Nixdorf AG....................    1,400       178,585
                                                --------------
                                               -
                                                                      89,929,607
                                                --------------
                                               -


Greece--0.4%

OPAP S.A.............................   58,530     2,117,071
                                                --------------
                                               -


Hong Kong--0.4%

Cheung Kong Holdings, Ltd............   30,000       325,126

Hutchison Whampoa, Ltd...............  111,000     1,014,248

The Wharf Holdings, Ltd..............  246,000       876,330
                                                --------------
                                               -
                                                                       2,215,704
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



India--0.1%
                                                                         719,551
Satyam Computer Services, Ltd........   46,392 $
                                                --------------
                                               -


Ireland--0.8%

AgCert International.................  151,600       544,927

Allied Irish Banks, Plc..............   72,900     1,757,712

C & C Group, Plc.....................  270,625     2,346,193
                                                --------------
                                               -
                                                                       4,648,832
                                                --------------
                                               -


Israel--1.1%

Bank Hapoalim B.M....................  529,400     2,279,364

Bank Leumi Le Israel.................  593,600     2,132,757

Mizrahi Tefahot Bank, Ltd............  117,600       691,200

Teva Pharmaceutical Industries, Ltd..   11,900       377,232

Teva Pharmaceutical Industries, Ltd.
   (ADR) (b).........................   32,800     1,036,152
                                                --------------
                                               -
                                                                       6,516,705
                                                --------------
                                               -


Italy--4.1%

Banca Intesa S.p.A.- RNC.............  741,898     4,020,391

Banche Popolari Unite S.c.ar.l.......   95,300     2,460,262

Banco Popolare di Verona e Novara
   S.c.ar.l..........................   52,300     1,398,426

Eni S.p.A. (ADR).....................   41,700     2,449,875

Fastweb (a)..........................   40,700     1,765,410

FIAT S.p.A...........................   78,300     1,039,253

Lottomatica S.p.A. (a)...............   48,800     1,849,967

Mediobanca S.p.A.....................   91,000     1,777,870

Milano Assicurazioni S.p.A...........  259,200     1,887,306

Pirelli & C Real Estate S.p.A........   29,800     1,998,992

UniCredito Italiano S.p.A............  469,000     3,660,887

UniCredito Italiano S.p.A.
   (Non-Convertible).................   98,100       762,486
                                                --------------
                                               -
                                                                      25,071,125
                                                --------------
                                               -


Japan--23.4%

Alpen Co., Ltd.......................   12,200       395,786

Aoyama Trading Co., Ltd..............   63,400     1,988,656

Asahi Breweries, Ltd.................  116,600     1,634,911

Bank of Nagoya.......................  163,000     1,116,579

Canon Finetech, Inc..................   23,100       388,492

Canon, Inc...........................  125,400     6,129,838

Credit Saison Co., Ltd...............   88,900     4,224,251

Daihatsu Motor Co., Ltd..............  197,000     1,758,298

Daiwa House Industry Co., Ltd........  109,000     1,750,718

Daiwa Securities Group, Inc..........  254,000     3,045,796

E*Trade Securities...................      639       851,221

East Japan Railway Co................      411     3,060,398

Fujitsu, Ltd.........................  325,000     2,528,290

Hokugin Financial Group, Inc.........  195,900       821,999

Isetan Co., Ltd......................   54,500       926,148

JFE Holding, Inc.....................   45,300     1,922,943

JSR Corp.............................  104,500     2,650,583

Juroku Bank..........................  336,000     1,973,740

Kahma Co., Ltd.......................   26,100       707,966

Kansai Paint Co......................  124,000       991,638

Kayaba Industry Co., Ltd.............   64,000       250,515

Konica Minolta Holdings, Inc.........   10,000       126,788

Matsushita Electric Industrial Co.,
   Ltd...............................   72,000     1,522,697

Security Description                   Shares      Value*
---------------------------------------------------------------



Japan--(Continued)
                                                                       2,020,005
Mazda Motor Corp.....................  321,000 $

Millea Holdings, Inc.................       99     1,851,082

Mitsubishi Estate Co., Ltd...........  184,000     3,930,290

Mitsui & Co., Ltd....................   25,000       352,348

Mitsui Fudosan Co., Ltd..............  173,000     3,775,756

Mitsui Trust Holdings, Inc...........  191,000     2,305,694

Mizuho Financial Group, Inc..........      335     2,847,104

Murata Manufacturing Co., Ltd........   16,000     1,044,644

Nidec Corp...........................   36,200     2,605,395

Nikko Cordial Corp...................  555,000     7,138,361

Nintendo Co., Ltd....................    3,500       591,007

Nippon Chemi-Con Corp................  211,000     1,347,448

Nippon Electronic, Inc...............  104,200     2,098,281

Nitto Denko Corp.....................   48,100     3,428,057

Nomura Holdings, Inc.................  218,100     4,099,814

NSK, Ltd.............................  204,000     1,699,169

NTT DoCoMo, Inc......................    2,120     3,107,729

NTT Urban Development Corp...........      239     1,870,093

Okamura Corp.........................  136,000     1,407,119

OMC Card, Inc........................  144,000     2,057,544

Omron Corp...........................   95,200     2,425,258

ORIX Corp............................   19,750     4,816,149

Ricoh Co., Ltd.......................   82,000     1,615,224

Sekisui House, Ltd...................  142,000     1,955,373

Seven & I Holdings Co., Ltd..........   70,700     2,336,998

SFCG Co., Ltd........................    7,760     1,766,898

Shimizu Corp.........................  351,000     1,973,087

Sompo Japan Insurance, Inc...........  329,000     4,618,676

Sony Corp............................    4,800       211,466

Sony Corp. (ADR).....................   55,000     2,422,200

Sumco Corp...........................   18,900     1,082,047

Sumitomo Corp........................  113,000     1,496,646

Sumitomo Electric Industries, Ltd....  278,000     4,088,903

Sumitomo Metal Industries, Ltd.......  244,000     1,009,878

Sumitomo Mitsui Financial Group, Inc.      697     7,394,006

Sumitomo Osaka Cement Co., Ltd.......  686,000     2,117,642

T&D Holdings, Inc....................   10,600       861,198

Taiheiyo Cement Corp.................  313,000     1,159,196

The Bank of Fukuoka, Ltd.............   85,000       630,787

The Daiei, Inc.......................   53,550     1,124,591

The Nishi-Nippon Bank, Ltd...........  248,000     1,190,649

Tokai Carbon Co......................   66,000       367,967

Tokuyama Corp........................   38,000       568,498

Tokyo Electron, Ltd..................   20,900     1,467,654

Tokyo Star Bank, Ltd.................      111       357,811

Tokyo Tomin Bank.....................   35,300     1,509,979

Toyota Industries Corp...............   28,200     1,117,896

Toyota Motor Corp....................    4,400       230,072
                                                --------------
                                               -
                                                                     142,261,940
                                                --------------
                                               -


Luxembourg--0.5%

SES Global (FDR).....................  210,761     3,012,771
                                                --------------
                                               -


Mexico--0.2%

Fomento Economico Mexicano S.A. de
   C.V. (ADR) (b)....................   13,300     1,113,476
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Netherlands--3.2%
                                                                         554,011
ABN AMRO Holdings NV.................   20,300 $

ASM International NV (b).............   53,500       836,740

ING Groep NV.........................  132,492     5,193,758

ING Groep NV (ADR)...................   38,800     1,525,616

Koninklijke Philips Electronics NV
   (ADR).............................  174,000     5,418,360

Koninklijke Wessanen NV..............   19,268       261,780

Reed Elsevier NV (ADR)...............   97,600     2,928,000

Rodamco Europe NV....................   24,800     2,426,488

Telegraaf Media Groep NV.............   18,900       510,297
                                                --------------
                                               -
                                                                      19,655,050
                                                --------------
                                               -


Netherlands Antilles--0.5%

Schlumberger, Ltd....................   48,800     3,177,368
                                                --------------
                                               -


Norway--2.7%

Aker Kvaerner ASA....................    8,750       822,442

DnB NOR ASA..........................  152,600     1,891,517

Fred Olsen Energy ASA................   64,500     2,937,374

Odfjell ASA..........................   68,550       987,264

Odfjell ASA (Series A)...............    2,500        38,143

Petrojari ASA........................   15,150        99,768

Petroleum Geo-Services ASA...........   15,150       855,081

Prosafe ASA..........................   33,400     2,041,251

Renewable Energy Corp. ASA...........   54,600       780,507

Statoil ASA..........................  146,000     4,163,920

Tandberg ASA.........................  223,200     1,842,896
                                                --------------
                                               -
                                                                      16,460,163
                                                --------------
                                               -


Singapore--0.5%

ASE Test, Ltd. (a) (b)...............  175,100     1,589,908

STATS ChipPAC, Ltd. (ADR)............  257,500     1,611,950
                                                --------------
                                               -
                                                                       3,201,858
                                                --------------
                                               -


South Africa--0.8%

ABSA Group, Ltd......................   40,100       559,876

FirstRand............................  411,300       967,436

Massmart Holdings, Ltd...............  194,745     1,276,120

Nedbank Group, Ltd...................  107,300     1,688,579

Steinhoff International Holdings,
   Inc...............................  181,200       538,509
                                                --------------
                                               -
                                                                       5,030,520
                                                --------------
                                               -


South Korea--0.9%

Daegu Bank...........................  162,590     2,931,174

Kookmin Bank.........................   31,290     2,589,866
                                                --------------
                                               -
                                                                       5,521,040
                                                --------------
                                               -


Spain--1.5%

Antena 3 TV..........................    5,100       116,184

Banco Bilbao Vizcaya Argentaria S.A.
   (b)...............................  174,100     3,586,460

Banco Santander Central Hispano S.A..   64,400       941,288

Banco Santander Central Hispano S.A.
   (ADR).............................  128,400     1,877,208

Gestevision Telecino S.A.............   37,000       885,304

Telefonica S.A. (ADR)................   30,367     1,510,455
                                                --------------
                                               -
                                                                       8,916,899
                                                --------------
                                               -

Security Description                  Shares       Value*
---------------------------------------------------------------



Sweden--2.2%
                                                                       2,366,291
Atlas Copco AB (Series B)..........    91,300  $

Boliden AB (a).....................   123,000      2,247,904

Securitas AB.......................   122,400      2,336,184

Tele2 AB...........................   149,600      1,505,807

Telefonakitebolaget LM Ericsson
   (ADR)...........................   149,500      4,939,480
                                                --------------
                                               -
                                                                      13,395,666
                                                --------------
                                               -


Switzerland--8.8%

ABB, Ltd...........................   240,458      3,121,282

Actelion, Ltd......................     5,740        577,337

Baloise Holdings AG................    21,367      1,636,355

Credit Suisse Group................    61,957      3,454,378

Nestle S.A.........................    20,637      6,462,866

Novartis AG........................   155,702      8,405,742

Novartis AG (ADR)..................    46,800      2,523,456

Roche Holding AG...................    68,802     11,341,440

SGS S.A............................     2,219      2,101,456

Straumann Holding AG...............       731        186,048

Swiss Life Holding.................    16,151      3,771,431

Swiss Reinsurance Co...............    14,072        980,309

Syngenta AG (ADR)..................    92,700      2,462,112

UBS AG.............................    27,553      3,007,825

UBS AG.............................     1,100        120,670

Zurich Financial Services AG.......    13,970      3,051,304
                                                --------------
                                               -
                                                                      53,204,011
                                                --------------
                                               -


Taiwan--1.1%

Advanced Semicondtuctor, Inc....... 3,301,149      3,251,626

AU Optronics Corp..................    88,000        124,740

AU Optronics Corp. (ADR) (b).......   125,200      1,782,848

Nan Ya Printed Circuit Board Corp..   157,000      1,212,103

Yuanta Core Pacific Securities Co..   524,000        345,811
                                                --------------
                                               -
                                                                       6,717,128
                                                --------------
                                               -


Thailand--0.5%

Bangkok Bank PCL...................   433,300      1,202,693

Krung Thai Bank, Ltd............... 6,091,700      1,636,266
                                                --------------
                                               -
                                                                       2,838,959
                                                --------------
                                               -


Turkey--0.6%

Akbank TAS.........................   448,666      2,139,408

Tupras Turkiye Petrol Rafine.......    24,000        399,522

Turkiye Garanti Bankasi AS.........   500,000      1,235,022
                                                --------------
                                               -
                                                                       3,773,952
                                                --------------
                                               -


United Kingdom--8.5%

Babcock International Group........   212,900      1,298,849

BAE Systems, Plc...................   608,391      4,152,884

BP, Plc. (ADR).....................   156,200     10,873,084

Cookson Group, Plc.................   153,500      1,490,528

Dawnay Day Treveria, Plc. (a)...... 1,113,400      1,565,025

GlaxoSmithKline, Plc...............   129,400      7,220,520

HSBC Holdings, Plc.................   442,200      7,740,884

HSBC Holdings, Plc. (ADR) (b)......    14,600      1,289,910

NETeller, Plc. (a).................   160,700      1,768,340

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



United Kingdom--(Continued)
                                                                       1,656,269
Rentokil Initial, Plc................  574,300 $

Rolls-Royce Group, Plc...............  402,385     3,079,694

Serco Group, Plc.....................  399,300     2,362,204

T&F Informa Plc......................   74,500       593,094

Tesco, Plc...........................  290,100     1,789,558

Unilever, Plc. (ADR).................   69,120     1,557,965

Vendeta Resources, Plc...............  103,000     2,584,876

Vodafone Group, Plc. (ADR)...........   42,000       894,734
                                                --------------
                                               -
                                                                      51,918,418
                                                --------------
                                               -


United States--1.8%

Affiliated Computer Services, Inc.
   (Class A) (a).....................   22,000     1,135,420

Halliburton Co.......................   16,700     1,239,307

Occidental Petroleum Corp............    3,000       307,650

Synthes, Inc. (a)....................   54,474     6,550,858

Wyeth Pharmaceuticals................   42,900     1,905,189
                                                --------------
                                               -
                                                                      11,138,424
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $515,494,044)....            602,330,816
                                                --------------
                                               -

Preferred Stock--0.4%
---------------------------------------------------------------


Germany--0.4%

Fresenius Medical Care AG............    8,600     1,429,635

ProSiebensat.1 Media AG (a)..........   51,500     1,283,882
                                                --------------
                                               -
                                                                       2,713,517
                                                --------------
                                               -


South Korea--0.0%

Samsung SDI Co., Ltd.................    1,540        65,092
                                                --------------
                                               -

Total Preferred Stock
   (Identified Cost $2,090,222)......              2,778,609
                                                --------------
                                               -


Rights--0.0%
Security Description                 Shares        Value*
---------------------------------------------------------------



Germany--0.0%
                                                                          63,675
Linde AG..........................     16,500  $
                                                --------------
                                               -

Total Rights
   (Identified Cost $0)...........                    63,675
                                                --------------
                                               -

Short Term Investments--1.5%
                                      Face
                                     Amount
---------------------------------------------------------------


United States--1.5%

State Street Repurchase Agreement dated 06/30/06 at 1.700% to be repurchased at
   $8,885,000 on 07/03/06, collateralized by $9,500,000 U.S. Treasury Note
   3.875% due 9/15/10 with a
   value of $9,154,305............$ 8,885,000      8,885,000
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $8,885,000)...                 8,885,000
                                                --------------
                                               -

Total Investments--101.0%
   (Identified Cost
   $526,469,266) (c)..............               614,058,100

Liabilities in excess of other
   assets.........................                (6,127,996)
                                                --------------
                                               -
                                                                     607,930,104
Total Net Assets--100%.............             $
                                                ==============
                                               =
(a)      Non-Income Producing.
(b)      A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $105,208,898 and the collateral received consisted of cash in the amount of $108,744,687.
(c)      The aggregate cost of investments for federal income tax purposes as of
         June 30, 2006 was $526,469,266 and the composition of unrealized appreciation and depreciation of investment securities was $99,508,993 and $(11,920,159), respectively.
(ADR)--  An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or
         Canada significantly influences the value of ADRs.
(FDR)--   Fiduciary Depository Receipt
(GDR)--   Global Depository Receipt.
(USD)--   United States Dollar


                                                                   Percentage of
Ten Largest Industries as of                Total Net Assets
June 30, 2006                               ------------------
--------------------------------------------

Commercial Banks...........................            15.0%

Insurance..................................             7.5%

Oil, Gas & Consumable Fuels................             7.6%

Diversified Financial Services.............             6.8%

Pharmaceuticals............................             6.7%

Machinery..................................             3.7%

Real Estate................................             3.0%

Energy Equipment & Services................             2.8%

Media......................................             2.8%

Construction & Engineering.................             2.7%

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI International Stock Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              614,058,100
   Investments at value..........                                                                          $

   Cash..........................                                                                                      80

   Foreign cash at value.........                                                                               3,197,580

   Collateral for securities loaned                                                                           108,744,687

   Receivable for:

      Securities sold............                                                                               3,628,942

      Fund shares sold...........                                                                               1,192,081

      Accrued interest and dividends                                                                              470,754

      Foreign taxes..............                                                                                 114,486
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                             731,406,710

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $      916,497

      Securities purchased.......                                                              12,997,207

      Withholding taxes..........                                                                  33,941

      Return of collateral for securities loaned                                              108,744,687

   Accrued expenses:

      Management fees............                                                                 408,859

      Service and distribution fees                                                                23,099

      Other expenses.............                                                                 352,316
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                             123,476,606
                                                                                                            ----------------
                                                                                                           -
                                                                                                              607,930,104
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              514,578,480
      Capital paid in............                                                                          $

      Undistributed net investment income                                                                       2,479,843

      Accumulated net realized gains                                                                            3,341,491

      Unrealized appreciation on investments and foreign currency                                              87,530,290
                                                                                                            ----------------
                                                                                                           -
                                                                                                              607,930,104
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    14.05
Net asset value and redemption price per share ($462,252,871 divided by 32,902,970 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    13.90
Net asset value and redemption price per share ($75,793,070 divided by 5,454,145 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    13.94
Net asset value and redemption price per share ($69,884,163 divided by 5,013,668 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                              526,469,266
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                                3,214,494
Identified cost of foreign cash.. $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     8,503,602(a)
   Dividends.......................                                                              $

   Interest........................                                                                    362,247(b)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                     8,865,849

Expenses

   Management fees.................                                     $   2,506,950

   Service and distribution fees--Class B                                       84,157

   Service and distribution fees--Class E                                       53,161

   Directors' fees and expenses....                                            10,574

   Custodian.......................                                           480,483

   Audit and tax services..........                                            15,842

   Legal...........................                                             9,017

   Printing........................                                            96,411

   Insurance.......................                                             4,148

   Miscellaneous...................                                             3,773
                                                                         ------------------------
                                                                        -

   Total expenses..................                                         3,264,516

   Expense reductions..............                                          (174,957)               3,089,559
                                                                         ------------------------
                                                                        -                        ---------------------------

Net Investment Income..............                                                                  5,776,290
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net.................                                        34,694,755

   Foreign currency transactions--net                                       (1,410,700)              33,284,055
                                                                         ------------------------
                                                                        -
Unrealized depreciation on:

   Investments--net.................                                        (9,665,408)

   Foreign currency transactions--net                                          (37,285)              (9,702,693)
                                                                         ------------------------
                                                                        -                        ---------------------------

Net gain...........................                                                                 23,581,362
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    29,357,652
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $1,188,828. (b) Includes income on securities loaned of $316,801.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                           ---------------       2005
                                                                                          -               ------------------

From Operations
                                                                                                                5,429,728
   Net investment income..................................................................$    5,776,290  $

   Net realized gain......................................................................    33,284,055       44,612,595

   Unrealized appreciation (depreciation).................................................    (9,702,693)      30,469,023
                                                                                           ---------------
                                                                                          -               ------------------

   Increase in net assets from operations.................................................    29,357,652       80,511,346
                                                                                           ---------------
                                                                                          -               ------------------

   From Distributions to Shareholders

   Net investment income

      Class A.............................................................................    (6,634,593)      (2,301,454)

      Class B.............................................................................      (880,784)        (141,111)

      Class E.............................................................................      (943,442)        (300,332)
                                                                                           ---------------
                                                                                          -               ------------------

   Total distributions....................................................................    (8,458,819)      (2,742,897)
                                                                                           ---------------
                                                                                          -               ------------------

   Increase in net assets from capital share transactions.................................    52,610,822       28,988,684
                                                                                           ---------------
                                                                                          -               ------------------

   Total increase in net assets...........................................................    73,509,655      106,757,133


Net Assets

   Beginning of the period................................................................   534,420,449      427,663,316
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                                              534,420,449
   End of the period......................................................................$  607,930,104  $
                                                                                           ===============
                                                                                          =               ==================

Undistributed Net Investment Income
                                                                                                                5,162,372
   End of the period......................................................................$    2,479,843  $
                                                                                           ===============
                                                                                          =               ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                              June 30, 2006                 Year ended
                                                                       ----------------------------      December 31, 2005
                                                                      -                            -----------------------------
                                                                          Shares                      Shares
                                                                       -------------       $        ------------       $
                                                                      -             ----------------            ----------------

Class A
                                                                                       83,980,933                  80,921,158
   Sales..............................................................  5,833,166   $                6,776,782  $

   Reinvestments......................................................    442,306       6,634,593      205,487      2,301,454

   Redemptions........................................................ (4,031,981)    (57,990,538)  (6,255,844)   (74,914,831)
                                                                       -------------
                                                                      -             ---------------
                                                                                       32,624,988                   8,307,781
   Net increase.......................................................  2,243,491   $                  726,425  $
                                                                       =============
                                                                      =             ===============

Class B
                                                                                       32,948,829                  30,523,623
   Sales..............................................................  2,335,234   $                2,583,128  $

   Reinvestments......................................................     59,352         880,784       12,724        141,111

   Redemptions........................................................ (1,032,300)    (14,447,388)    (667,349)    (8,060,069)
                                                                       -------------
                                                                      -             ---------------
                                                                                       19,382,225                  22,604,665
   Net increase.......................................................  1,362,286   $                1,928,503  $
                                                                       =============
                                                                      =             ===============

Class E
                                                                                        9,466,336                   8,658,669
   Sales..............................................................    665,039   $                  725,367  $

   Reinvestments......................................................     63,403         943,442       27,008        300,332

   Redemptions........................................................   (693,465)     (9,806,169)    (918,856)   (10,882,763)
                                                                       -------------
                                                                      -             ---------------
                                                                                          603,609                  (1,923,762)
   Net increase (decrease)............................................     34,977   $                 (166,481) $
                                                                       =============
                                                                      =             ===============
                                                                                       52,610,822                  28,988,684
   Increase derived from capital share transactions...................  3,640,754   $                2,488,447  $
                                                                       =============
                                                                      =             ===============

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

FI International Stock Portfolio

                        Financial Highlights (Unaudited)



                                                                                              Class A
                                                                     ----------------------------------------------------------
                                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                     -----------            Year ended December 31,
                                                                    -           -----------------------------------------------
                                                                                  2005               2003               2001
                                                                                 --------  2004    ---------  2002    ---------
                                                                                -        ----------         ----------

Net Asset Value, Beginning of Period                                      $13.48   $11.50    $9.86     $7.76    $9.49    $12.39
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

Income From Investment Operations

   Net investment income                                                    0.13     0.14     0.10      0.11     0.08      0.08

   Net realized and unrealized gain (loss) on investments                   0.65     1.92     1.68      2.05   (1.73)    (2.57)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

   Total from investment operations                                         0.78     2.06     1.78      2.16   (1.65)    (2.49)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

Less Distributions

   Distributions from net investment income                               (0.21)   (0.08)   (0.14)    (0.06)   (0.08)    (0.03)

   Distributions from net realized capital gains                            0.00     0.00     0.00      0.00     0.00    (0.38)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

   Total distributions                                                    (0.21)   (0.08)   (0.14)    (0.06)   (0.08)    (0.41)
                                                                     -----------                             --------
                                                                    -           ---------                   -        ----------

Net Asset Value, End of Period                                            $14.05   $13.48   $11.50     $9.86    $7.76     $9.49
                                                                     ===========                             ========
                                                                    =           =========                   =        ==========

Total Return (%)                                                         5.7 (b)     18.0     18.2      28.0   (17.5)    (20.6)

Ratio of operating expenses to average net assets before expense
   reductions (%)                                                       1.06 (c)     1.06     1.08      1.13     1.12      1.16

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)                                                   1.00 (c)     1.01     1.06      1.11     1.12      1.14

Ratio of net investment income to average net assets (%)                2.00 (c)     1.23     0.85      1.21     0.90      0.73

Portfolio turnover rate (%)                                               82 (c)       69       90       148       50        68
                                                                                 413,322           318,996            340,426
Net assets, end of period (000)                                     $462,253    $        $344,340 $         $271,015 $


                                                                                            Class B
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ----------------            Year ended December 31,
                                                                -                -----------------------------------------------
                                                                                    2005                   2003
                                                                                  ----------    2004     ----------   2002(a)
                                                                                 -          -------------          -------------
                                                                                      11.38                   7.69
Net Asset Value, Beginning of Period............................$      13.33     $          $     9.76  $          $    9.39
                                                                 ----------------
                                                                -                -----------

Income From Investment Operations

   Net investment income........................................        0.12           0.12       0.07        0.03      0.02

   Net realized and unrealized gain (loss) on investments.......        0.63           1.88       1.67        2.09     (1.72)
                                                                 ----------------
                                                                -                -----------

   Total from investment operations.............................        0.75           2.00       1.74        2.12     (1.70)
                                                                 ----------------
                                                                -                -----------

Less Distributions

   Distributions from net investment income.....................       (0.18)         (0.05)     (0.12)      (0.05)     0.00
                                                                 ----------------
                                                                -                -----------

   Total distributions..........................................       (0.18)         (0.05)     (0.12)      (0.05)     0.00
                                                                 ----------------
                                                                -                -----------
                                                                                      13.33                   9.76
Net Asset Value, End of Period..................................$      13.90     $          $    11.38  $          $    7.69
                                                                 ================
                                                                =                ===========

Total Return (%)................................................         5.6 (b)       17.6       18.0        27.8     (18.1)(b)

Ratio of operating expenses to average net assets before
   expense reductions (%).......................................        1.31 (c)       1.31       1.33        1.38      1.37 (c)

Ratio of operating expenses to average net assets after expense
   reductions (%) (d)...........................................        1.25 (c)       1.26       1.31        1.36      1.37 (c)

Ratio of net investment income (loss) to average net assets (%).        1.84 (c)       0.89       0.56       (0.04)     0.35 (c)

Portfolio turnover rate (%).....................................          82 (c)         69         90         148        50
                                                                                     54,530                 14,859
Net assets, end of period (000).................................$     75,793     $          $   24,612  $          $       1

(a) Commencement of operations was May 1, 2002 and May 1, 2001 for Classes B and E, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

FI International Stock Portfolio

                        Financial Highlights (Unaudited)



                                                                                                       Class E
                                                           -------------------------------------------------------------
                                                          -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                           ----------------                 Year ended December 31,
                                                          -                --------------------------------------------------------
                                                                              2005                   2003                  2001(a)
                                                                            ----------    2004     ----------   2002     ----------
                                                                           -          -------------          ------------
                                                                                11.41                   7.71                10.91
Net Asset Value, Beginning of Period......................$      13.37     $          $     9.79  $          $     9.43 $
                                                           ----------------                                   ----------
                                                          -                -----------                       -          -----------

Income From Investment Operations

   Net investment income..................................        0.13           0.13       0.07        0.08       0.08      0.00

   Net realized and unrealized gain (loss) on investments.        0.63           1.89       1.68        2.05      (1.73)    (1.48)
                                                           ----------------                                   ----------
                                                          -                -----------                       -          -----------

   Total from investment operations.......................        0.76           2.02       1.75        2.13      (1.65)    (1.48)
                                                           ----------------                                   ----------
                                                          -                -----------                       -          -----------

Less Distributions

   Distributions from net investment income...............       (0.19)         (0.06)     (0.13)      (0.05)     (0.07)     0.00
                                                           ----------------                                   ----------
                                                          -                -----------                       -          -----------

   Total distributions....................................       (0.19)         (0.06)     (0.13)      (0.05)     (0.07)     0.00
                                                           ----------------                                   ----------
                                                          -                -----------                       -          -----------
                                                                                13.37                   9.79                 9.43
Net Asset Value, End of Period............................$      13.94     $          $    11.41  $          $     7.71 $
                                                           ================                                   ==========
                                                          =                ===========                       =          ===========

Total Return (%)..........................................         5.6 (b)       17.8       18.0        27.9      (17.6)  (13.6)(b)

Ratio of operating expenses to average
net assets before expense reductions (%)..................        1.21 (c)       1.21       1.23        1.28       1.27    1.31 (c)

Ratio of operating expenses to average
net assets after expense reductions (%) (d)...............        1.15 (c)       1.16       1.21        1.26       1.27    1.30 (c)

Ratio of net investment income (loss)
to average net assets (%)......                                   1.83 (c)       1.08       0.70        0.93       0.57   (0.17)(c)

Portfolio turnover rate (%)................. .............          82 (c)         69         90         148         50        68

Net assets, end of period (000)..........................     $     69,884     $66,569      $   58,712  $47,619 $   17,262 $2,194

(a) Commencement of operations was May 1, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis. (c)
     Computed on an annualized basis. (d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

              See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--98.6% of Total Net Assets



Security Description                   Shares      Value*
---------------------------------------------------------------



Australia--4.7%
                                                                          91,474
Alinta, Ltd..........................   11,816 $

Alumina, Ltd.........................   61,038       306,066

Amcor, Ltd...........................   44,742       221,828

AMP, Ltd. (a)........................   82,208       558,984

Ansell, Ltd..........................        1             7

Aristocrat Leisure, Ltd. (a).........   18,360       175,355

Australia & New Zealand Banking
   Group, Ltd........................   82,917     1,642,041

Australia Gas & Light Co., Ltd.......   21,537       280,630

Australian Stock Exchange, Ltd. (a)..    4,340       104,981

AXA Asia Pacific Holdings, Ltd.......   39,352       184,037

Babcock & Brown, Ltd.................    7,537       121,223

BHP Billiton, Ltd....................  157,179     3,384,472

Billabong International, Ltd.........    9,132       104,237

BlueScope Steel, Ltd.................   43,053       254,744

Boral, Ltd. (a)......................   26,326       159,595

Brambles Industries, Ltd. (a)........   43,436       355,842

Caltex Australia.....................    6,631       116,373

Coca-Cola Amatil, Ltd................   24,265       127,831

Cochlear, Ltd........................    2,300        93,632

Coles Myer, Ltd. (a).................   53,075       447,606

Commonwealth Bank of Australia.......   58,227     1,918,861

Computershare, Ltd...................   23,234       135,270

CSL, Ltd.............................    8,128       325,657

CSR, Ltd.............................   61,958       153,984

DB RREEF Trust (a)...................  161,255       175,406

Downer Group.........................   15,192        84,035

Foster's Group, Ltd..................   89,550       364,055

Futuris Corp., Ltd...................        1             2

Insurance Australia Group, Ltd. (a)..   77,348       307,202

John Fairfax Holdings, Ltd...........   42,720       118,752

Leighton Holdings, Ltd...............    7,660        98,867

Lend Lease Corp., Ltd................   15,118       156,954

Lion Nathan, Ltd.....................   20,419       118,142

Macquarie Bank, Ltd. (a).............   11,350       581,067

Macquarie Goodman Co. (a)............   62,824       279,532

Mirvac Group.........................   35,667       115,177

National Australia Bank, Ltd. (a)....   72,168     1,880,528

Newcrest Mining, Ltd.................   16,271       255,202

Orica, Ltd. (a)......................   16,819       299,286

Origin Energy, Ltd...................   40,383       220,605

Perpetual Trustees Australia, Ltd.
   (a)...............................    1,660        90,257

Publishing & Broadcasting, Ltd.......    5,684        76,791

Qantas Airways.......................   66,091       145,549

QBE Insurance Group, Ltd.............   37,666       572,716

Rinker Group, Ltd....................   44,300       540,808

Rio Tinto, Ltd. (a)..................   13,419       777,522

Santos, Ltd..........................   26,929       242,174

Sonic Healthcare, Ltd................   11,475       120,953

Suncorp-Metway, Ltd..................   24,726       355,081

TABCORP Holdings, Ltd. (a)...........   23,353       263,508

Telstra Corp., Ltd. (a)..............  116,776       319,541

Toll Holdings, Ltd. (a)..............   10,122       105,448

Transurban Group (a).................   32,744       168,979

Wesfarmers, Ltd......................   16,547       434,080

Westfield Group (a)..................   68,545       882,116

Westpac Banking Corp.................   82,258     1,420,770

Woodside Petroleum, Ltd..............   22,246       728,290

Security Description                   Shares      Value*
---------------------------------------------------------------



Australia--(Continued)
                                                                         843,446
Woolworths, Ltd.......................  56,385 $

WorleyParsoms, Ltd....................   7,584       113,083

Zinifex, Ltd..........................  24,347       182,770
                                                --------------
                                               -
                                                                      24,703,424
                                                --------------
                                               -


Austria--0.5%

BETandWIN.com Interactive
   Entertainment AG (a)...............   1,156        91,379

Boehler-Uddeholm AG...................   2,316       126,825

Erste Bank der oesterreichischen
   Sparkassen AG (a)..................   8,350       469,133

IMMOFINANZ Immobilien Anlagen AG......  21,646       240,106

Meinl European Land...................   6,971       141,992

OMV AG (a)............................   7,170       426,381

Raiffenis International Bank-Holdings
   AG (a).............................   1,705       147,589

Telekom Austria AG....................  18,234       405,424

Verbund-Oesterreichische
   Elektrizitaetswirtschafts AG.......   3,640       174,581

Voestalpine AG (a)....................   1,121       169,753

Wiener Stadtische Allgemeine
   Versicherung AG....................   1,576        92,696

Wienerberger AG.......................   3,825       181,691
                                                --------------
                                               -
                                                                       2,667,550
                                                --------------
                                               -


Belgium--0.8%

AGFA-Gevaert NV.......................   4,172       101,034

Belgacom S.A..........................   8,360       276,923

Colruyt S.A...........................     850       132,577

Delhaize Group, Plc. (a)..............   3,500       242,300

Dexia S.A.............................  24,396       585,764

Fortis Banque S.A. (a) (b)............       5             0

Groupe Bruxelles Lambert S.A. (a).....   3,574       374,266

InBev NV..............................   8,674       424,821

KBC Bancassurance Holding NV (a)......   8,478       908,416

Mobistar S.A..........................   2,284       180,988

Solvay S.A. (a).......................   3,422       393,269

UCB S.A...............................   3,879       209,679

Umicore S.A...........................   1,128       150,348
                                                --------------
                                               -
                                                                       3,980,385
                                                --------------
                                               -


Bermuda--0.1%

Esprit Holdings, Ltd..................  48,500       397,801

Li & Fung, Ltd........................  96,800       197,060

Shangri-La Asia, Ltd..................  78,000       150,114

Ship Finance International, Ltd. (a)..     134         2,320
                                                --------------
                                               -
                                                                         747,295
                                                --------------
                                               -


Cayman Islands--0.1%

Foxconn International Holdings, Ltd...  93,000       198,063

Hutchison Tellecommunications.........  70,000       114,385
                                                --------------
                                               -
                                                                         312,448
                                                --------------
                                               -


Denmark--0.7%

AP Moller-Maersk A/S..................      56       434,625

Carlsberg A/S (Class B) (a)...........   1,550       113,114

Coloplast (a).........................   1,600       118,553

Danisco A/S (a).......................   2,600       189,007

Danske Bank A/S.......................  20,400       774,510

DSV A/S...............................   1,100       183,211

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Denmark--(Continued)
                                                                         148,932
GN Store Nord A/S (a)................   13,000 $

Jyske Bank A/S.......................    3,125       180,590

Novo Nordisk A/S.....................   11,075       704,272

Novozymes A/S (Series B) (a).........    2,515       169,452

Sydbank A/S..........................    3,650       120,900

Topdanmark A/S (a)...................      900       125,108

Vestas Wind Systems A/S (a)..........    9,300       253,266

William Demant Holdings A/S..........    1,600       119,376
                                                --------------
                                               -
                                                                       3,634,916
                                                --------------
                                               -


Finland--1.4%

Elisa Oyj............................   10,300       195,848

Fortum Oyj...........................   22,700       579,774

Kesko Oyj............................    3,500       134,015

Kone Oyj (a).........................    3,800       157,600

Metso Oyj............................    6,432       233,313

Neste Oil, Oyj (c)...................    5,874       206,649

Nokia Oyj............................  189,050     3,823,979

Orion-Yhtyma Oyj (Class B)...........    4,000        79,426

Outokumpu Oyj (a)....................    5,000       116,685

Rautaruukki Oyj......................    4,200       126,369

Sampo Oyj............................   19,500       371,526

Stora Enso Oyj.......................   31,700       441,763

Tietoenator Oyj (a)..................    4,080       117,568

UPM-Kymmene Oyj......................   24,200       519,697

Wartsila Oyj.........................    3,251       137,172

YIT Corp.............................    5,900       144,289
                                                --------------
                                               -
                                                                       7,385,673
                                                --------------
                                               -


France--9.0%

Accor S.A. (a).......................    8,527       518,020

Air France S.A.......................    4,923       115,552

Air Liquide S.A. (a).................    5,397     1,049,381

Alcatel S.A..........................   60,515       763,164

Alstom...............................    4,640       423,886

Arkema (c)...........................    2,471        96,398

Atos Origin S.A......................    2,917       190,508

Autoroutes Paris.....................    1,415        96,978

AXA S.A. (a).........................   67,023     2,194,087

BNP Paribas S.A. (a).................   37,130     3,547,511

Bouygues S.A. (a)....................    9,041       463,835

Business Objects S.A.................    4,284       116,507

Cap Gemini S.A.......................    5,888       335,192

Carrefour S.A. (a)...................   26,707     1,563,205

Casino Guichard-Perrachon S.A. (a)...    2,418       183,379

CNP Assurances S.A. (a)..............    2,058       195,301

Compagnie de Saint-Gobain S.A. (a)...   13,912       992,549

Compagnie Generale des
   Etablissements Michelin (Class B).    6,187       371,080

Credit Agricole S.A. (a).............   27,336     1,037,936

Dassault Systemes S.A. (a)...........    3,191       170,107

Essilor International S.A............    4,786       481,110

France Telecom S.A...................   75,661     1,623,808

Gaz de France (a)....................    8,597       288,150

Groupe Danone (a)....................   10,645     1,350,095

Hermes International S.C.A. (a)......    2,910       257,112

Security Description                   Shares      Value*
---------------------------------------------------------------



France--(Continued)
                                                                         161,904
Imerys S.A. (a)......................    2,027 $

Klepierre S.A. (a)...................      705        81,543

L'Oreal S.A. (a).....................   13,007     1,225,831

Lafarge S.A. (a).....................    6,672       836,309

Lagardere S.C.A. (a).................    5,410       398,601

LVMH Moet Hennessy Louis Vuitton
   S.A. (a)..........................   11,069     1,098,267

Metropole Television (M6) (a)........    2,973        92,890

Neopost S.A..........................    1,324       150,674

Pagesjaunes Groupe (a)...............    5,214       163,505

Pernod Ricard S.A. (a)...............    3,264       646,365

Peugoet S.A. (a).....................    6,652       413,152

Pinault-Printemps-Redoute S.A. (a)...    3,195       406,647

Publicis Groupe (a)..................    6,168       237,900

Renault S.A. (a).....................    8,293       888,029

Sagem S.A............................    6,773       147,394

Sanofi-Aventis (a)...................   45,258     4,415,304

Schneider Electric S.A. (a)..........   10,126     1,055,202

Scor.................................   29,144        63,721

Societe Television Francaise 1 S.A...    4,636       150,917

Societe BIC S.A......................    1,148        74,230

Societe Generale (a).................   15,288     2,243,339

Sodexho Alliance S.A. (a)............    5,334       255,947

Suez S.A. (a)........................   45,321     1,879,950

Suez S.A. (VVPR Strip) (c)...........    4,872            62

Technip S.A. (a).....................    3,935       217,449

Thales S.A. (a)......................    3,003       117,265

Thomson S.A. (a).....................   10,757       177,594

Total S.A. (a).......................   98,876     6,483,087

Unibail S.A..........................    1,978       344,397

Valeo S.A. (a).......................    2,738        97,390

Vallourec S.A. (a)...................      332       399,012

Veolia Environnement S.A. (a)........   12,734       657,025

Vinci S.A. (a).......................    8,796       904,670

Vivendi Universal S.A. (a)...........   51,610     1,805,414

Zodiac S.A. (a)......................    1,406        78,901
                                                --------------
                                               -
                                                                      46,794,738
                                                --------------
                                               -


Germany--6.4%

Adidas-Salomon AG (a)................    9,744       464,909

Allianz AG...........................   18,127     2,857,074

Altana AG (a)........................    2,783       154,834

BASF AG..............................   22,947     1,839,851

Bayer AG.............................   31,049     1,424,906

Beiersdorf AG (a)....................      653        98,221

Bilfinger & Berger Bau AG............    1,747        94,794

Celesio AG...........................    2,068       187,718

Commerzbank AG.......................   27,966     1,014,915

Continental AG.......................    5,723       583,601

DaimlerChrysler AG...................   40,855     2,014,456

Deutche Postbank AG (a)..............    2,597       186,527

Deutsche Bank AG (a).................   22,975     2,579,748

Deutsche Boerse AG (a)...............    4,770       648,361

Deutsche Lufthansa AG (a)............    9,290       170,777

Deutsche Post AG (a).................   28,205       754,844

Deutsche Post AG.....................    2,993        79,548

Deutsche Telekom AG..................  121,449     1,951,934

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)


Security Description                   Shares      Value*
---------------------------------------------------------------



Germany--(Continued)
                                                                       3,206,179
E.ON AG..............................   27,899 $

Fresenius Medical Care AG............    2,813       323,002

Heidelberger Druckmaschinen AG (a)...    2,301       104,341

Hochtief AG..........................    2,617       145,312

Hypo Real Estate Holding AG..........    6,570       398,092

Infineon Technologies AG (c).........   38,071       423,332

IVG Immobilen AG.....................    3,305        99,646

Linde AG (a).........................    3,930       302,410

MAN AG (a)...........................    5,741       414,383

Merck KGaA (a).......................    2,490       226,113

Metro AG (a).........................    6,117       346,157

Munchener
   Ruckversicherungs-Gesellschaft AG.    9,063     1,235,606

Puma AG..............................      499       193,554

Rheinmetall AG (a)...................    1,694       117,937

RWE AG...............................   19,893     1,651,480

Salzgitter AG........................    1,910       161,520

SAP AG (a)...........................    9,924     2,090,145

Siemens AG...........................   37,781     3,286,245

SolarWorld AG (a)....................    1,720       107,522

ThyssenKrupp AG......................   17,414       594,458

TUI AG (a)...........................   10,215       202,059

Volkswagen AG (a)....................    7,827       547,700

Wincor Nixdorf AG....................      730        93,178
                                                --------------
                                               -
                                                                      33,377,389
                                                --------------
                                               -


Gibraltar--0.0%

PartyGaming, Plc.....................   46,202        98,560
                                                --------------
                                               -


Greece--0.6%

Alpha Bank A.E.......................   19,896       494,195

Coca-Cola Hellenic Bottling Co. S.A..    5,100       152,440

Commercial Bank of Greece............    4,328       149,459

COSMOTE Mobile Telecommunications
   S.A...............................    9,090       204,581

EFG Eurobank Ergasias S.A............   12,660       349,923

Hellenic Telecommunications
   Organization S.A..................   15,910       348,973

National Bank of Greece S.A..........   12,345       485,345

OPAP S.A.............................   10,390       376,049

Piraeus Bank S.A.....................   10,312       244,405

Public Power Corp....................    4,890       115,664

Titan Cement Co. S.A.................    3,060       143,489
                                                --------------
                                               -
                                                                       3,064,523
                                                --------------
                                               -


Hong Kong--1.3%

Bank of East Asia, Ltd...............   79,200       325,998

BOC Hong Kong Holdings, Ltd. (a).....  173,500       339,473

Cheung Kong Holdings, Ltd............   73,000       791,140

CLP Holdings, Ltd....................   87,100       509,637

Hang Lung Properties, Ltd............   85,000       154,222

Hang Seng Bank, Ltd. (a).............   37,200       472,487

Henderson Land Development Co. (a)...   40,000       206,962

Hong Kong & China Gas Co., Ltd. (a)..  183,046       402,527

Hong Kong Exchanges & Clearing, Ltd.
   (a)...............................   56,000       160,080

HongKong Electric Holdings (a).......   72,500       327,593

Hutchison Whampoa, Ltd. (a)..........   98,000       895,462

MTR Corp. (a)........................   84,000       203,791

Security Description                   Shares      Value*
---------------------------------------------------------------



Hong Kong--(Continued)
                                                                         223,070
New World Development Co., Ltd. (a)..  136,000 $

PCCW, Ltd. (a).......................  249,340       179,163

Sino Land Co. (a)....................   80,000       127,652

Sun Hung Kai Properties, Ltd.........   65,000       662,580

Swire Pacific, Ltd...................   45,500       468,714

Television Broadcasts, Ltd...........   19,000       117,456

The Link.............................  115,641       231,432

The Wharf Holdings, Ltd. (a).........   59,000       210,177
                                                --------------
                                               -
                                                                       7,009,616
                                                --------------
                                               -


Ireland--0.8%

Allied Irish Banks, Plc..............   39,961       964,113

Bank of Ireland......................   46,480       831,766

C&C Group............................   14,200       123,284

CRH, Plc.............................   24,654       800,235

DCC, Plc.............................    5,274       126,778

Depfa Bank, Plc......................   14,333       237,525

Elan Corp., Plc......................   18,987       316,418

Iaws Group A.........................    4,977        87,723

Irish Life & Permanent, Plc..........   15,000       356,246

Kerry Group, Plc.....................    6,210       133,397

Kingspan Group.......................   10,074       175,826
                                                --------------
                                               -
                                                                       4,153,311
                                                --------------
                                               -


Italy--3.6%

Alleanza Assicurazioni S.p.A. (a)....   19,805       224,167

Assicuraziono Generali S.p.A. (a)....   42,422     1,542,219

Autostrade S.p.A. (a)................   13,205       370,682

Banca Intesa S.p.A. (a)..............  170,414       996,675

Banca Intesa S.p.A.- RNC.............   37,628       204,036

Banca Monte dei Paschi di Siena
   S.p.A.............................   59,270       355,648

Banca Popolare di Milano S.p.A.......   21,594       274,670

Banche Popolari Unite S.c.ar.l. (a)..   16,379       423,104

Banco Popolare di Verona e Novara
   S.c.ar.l..........................   18,247       488,203

Capitalia S.p.A......................   81,151       664,471

Enel S.p.A. (a)......................  193,020     1,661,190

Eni S.p.A............................  116,834     3,435,692

FIAT S.p.A. (a)......................   24,790       329,236

Finmeccanica S.p.A. (a)..............   12,746       282,912

Fondiaria-Sai S.p.A..................    3,566       145,448

Italcementi S.p.A. (a)...............    3,545        89,508

Lottomatica S.p.A. (c)...............    2,921       110,802

Luxottica Group S.p.A. (a)...........    7,313       198,155

Mediaset S.p.A. (a)..................   34,780       409,500

Mediobanca S.p.A. (a)................   23,327       456,025

Mediolanum S.p.A. (a)................    8,934        62,602

Pirelli & Co. S.p.A..................  110,803        96,303

San Paolo IMI S.p.A. (a).............   50,438       890,595

Seat Pagine Gialle S.p.A. (a)........  174,380        81,017

Snam Rete Gas S.p.A. (a).............   41,749       183,380

T.E.R.N.A (a)........................   52,360       139,478

Telecom Italia S.p.A. (a)............  482,246     1,341,096

Telecom Italia S.p.A.-RNC............  261,869       675,725

UniCredito Italiano S.p.A............  349,394     2,728,980
                                                --------------
                                               -
                                                                      18,861,519
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Japan--23.7%
                                                                          78,653
Access Co., Ltd. (a)..................      11 $

Acom Co., Ltd.........................   3,130       169,827

Advantest Corp. (a)...................   3,700       379,100

AEON Co., Ltd.........................  26,500       583,790

Aeon Credit Service Co., Ltd..........   5,400       131,904

Aiful Corp............................   3,750       200,048

Aisin Seiki Co., Ltd..................   8,500       253,993

Ajinomoto Co., Inc....................  28,000       310,760

All Nippon Airways Co., Ltd...........  32,000       123,079

Alps Electric Co., Ltd. (a)...........   8,000       100,464

Amada Co., Ltd........................  21,000       220,113

Aoyama Trading Co., Ltd...............   2,600        81,689

Asahi Breweries, Ltd. (a).............  18,500       259,830

Asahi Glass Co., Ltd. (a).............  47,000       597,787

Asahi Kasei Corp......................  62,000       406,722

Asics Corp. (a).......................   9,000        91,742

Astellas Pharma, Inc..................  24,700       909,795

Bank of Kyoto (a).....................  12,000       129,993

Benesse Corp..........................   3,900       134,431

Bridgestone Corp. (a).................  30,000       581,402

Canon, Inc. (a).......................  47,850     2,342,905

Casio Computer Co., Ltd. (a)..........   9,800       188,121

Central Japan Railway Co..............      72       719,036

Chiyoda Corp. (a).....................   7,000       144,237

Chubu Electric Power Co., Inc. (a)....  28,500       769,762

Chugai Pharmaceutical Co., Ltd. (a)...  12,900       264,197

Citizen Watch Co., Ltd. (a)...........  21,100       190,529

Credit Saison Co., Ltd................   8,200       390,286

CSK Corp. (a).........................   4,000       182,113

Dai Nippon Printing Co., Ltd..........  31,000       481,141

Daicel Chemical Industries, Ltd.......  14,000       114,996

Daido Steel Co........................  17,000       133,236

Daiichi Sankyo........................  33,200       913,989

Daikin Industries, Ltd. (a)...........  10,300       358,678

Daimaru, Inc..........................  11,000       146,306

Dainippon Ink & Chemicals, Inc. (a)...  41,000       154,534

Dainippon Screen Manufacturing Co.,
   Ltd................................   9,000        82,331

Daito Trust Construction Co., Ltd.....   3,400       189,250

Daiwa House Industry Co., Ltd.........  25,000       402,208

Daiwa Securities Group, Inc. (a)......  56,000       672,630

Denki Kagaku Kogyo K.K................  23,000        96,159

Denso Corp............................  24,700       811,786

Dentsu, Inc. (a)......................      80       221,839

Dowa Mining Co., Ltd. (a).............  16,000       142,542

E Trade Securities (a)................      66        88,066

East Japan Railway Co.................     150     1,118,790

EBARA Corp. (a).......................  20,000        85,676

Eisai Co., Ltd........................  11,200       504,091

Electric Power Development Co., Ltd...   7,200       275,181

Elpida Memory, Inc. (a)...............   3,100       117,432

FamilyMart Co., Ltd...................   2,300        66,312

Fanuc, Ltd............................   8,000       722,775

Fast Retailing Co., Ltd...............   2,400       195,643

Fuji Electric Holdings Co., Ltd.......  24,000       126,333

Fuji Photo Film Co., Ltd..............  22,400       753,778

Fujikura, Ltd. (a)....................  15,000       166,700

Fujitsu, Ltd..........................  81,000       631,175

Security Description                           Shares      Value*
-----------------------------------------------------------------------



Japan--(Continued)
                                                                          88,276
Hakuhodo Dy Holdings (a)................         1,200 $

Hanshin Electric Railway Co., Ltd. (a)..        11,000        78,401

Haseko Corp. (a)........................        38,000       129,917

Hirose Electric Co., Ltd................         1,700       206,200

Hitachi Chemical Co., Ltd...............         4,300       112,621

Hitachi Construction Machinary, Ltd.....         5,000       121,324

Hitachi High-Technologies Corp..........         3,300       100,981

Hitachi, Ltd............................       152,000     1,006,514

Hokkaido Electric Power Co., Inc........        10,800       256,330

Hokugin Financial Group, Inc............        60,000       252,179

Honda Motor Co., Ltd....................        71,000     2,246,520

Hoya Corp...............................        19,000       679,980

Ibiden Co. (a)..........................         6,000       288,766

INPEX Holdings, Inc.....................            39       343,554

Isetan Co., Ltd.........................        10,300       175,324

Ishikawajima-Harima Heavy Industries Co.,
   Ltd. (a).............................        46,000       145,942

ITO EN, Ltd. (a)........................         3,000       110,176

Itochu Corp.............................        74,000       654,166

JAFCO Co., Ltd. (a).....................         1,300        78,547

Japan Airlines System Corp. (a).........        39,000        97,870

Japan Real Estate Investment Corp. (REIT) (a)       14       124,980

Japan Retail Fund Investment Corp. (REIT) (a)       18       141,793

Japan Tobacco, Inc......................           217       790,507

JFE Holding, Inc. (a)...................        24,700     1,050,235

JGC Corp. (a)...........................        10,000       173,330

JS Group Corp...........................        12,300       258,232

JSR Corp................................         8,400       213,415

JTEKT Corp..............................         8,900       172,836

Kajima Corp. (a)........................        39,000       179,994

Kamigumi Co., Ltd.......................        10,000        76,089

Kaneka Corp.............................        16,000       146,069

Kansai Paint Co. (a)....................        12,000        96,125

Kao Corp................................        23,000       604,081

Kawasaki Heavy Industries, Ltd. (a).....        53,000       179,513

Kawasaki Kisen Kaisha, Ltd. (a).........        32,000       185,848

KDDI Corp...............................           108       667,158

Keihin Electric Express Railway Co., Ltd. (a)   20,000       142,035

Keio Electric Railway Co., Ltd..........        26,000       168,545

Keyence Corp............................         1,700       435,226

Kikkoman Corp. (a)......................         8,000       100,074

Kintetsu Corp. (a)......................        80,120       267,598

Kirin Brewery Co., Ltd. (a).............        34,000       534,636

Kobe Steel, Ltd.........................       130,000       409,095

KOMATSU, Ltd............................        42,000       842,331

Konami Corp. (a)........................         6,500       143,516

Konica Minolta Holdings, Inc............        20,500       260,348

Kubota Corp.............................        48,000       456,546

Kuraray Co., Ltd........................        19,000       213,502

Kurita Water Industries, Ltd............         5,500       113,067

Kyocera Corp............................         7,100       552,449

Kyowa Hakko Kogyo Co., Ltd..............        16,000       108,173

Kyushu Electric Power Co., Inc..........        16,600       386,769

Lawson, Inc.............................         2,400        87,668

Leopalace21 Corp........................         6,600       227,375

Makita Corp. (a)........................         4,500       142,212

Marubeni Corp...........................        69,000       370,293

Marui Co., Ltd..........................        14,000       218,980

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Japan--(Continued)
                                                                       1,864,167
Matsushita Electric Industrial Co.,
   Ltd...............................   88,000 $

Matsushita Electric Works, Ltd. (a)..   19,000       211,910

Mediceo Paltac Holdings Co., Ltd. (a)    6,400       114,830

Meiji Dairies Corp. (a)..............   13,000        90,725

Millea Holdings, Inc.................       66     1,236,105

Mineba Co., Ltd......................   18,000        98,681

Mitsubishi Chemical Holdings (a).....   53,500       334,357

Mitsubishi Corp......................   60,700     1,220,808

Mitsubishi Electric Corp.............   86,000       692,966

Mitsubishi Estate Co., Ltd...........   51,000     1,091,185

Mitsubishi Gas & Chemical Co., Inc...   18,000       207,762

Mitsubishi Heavy Industries, Ltd.....  148,000       642,583

Mitsubishi Logistics Corp. (a).......    6,000        93,907

Mitsubishi Materials Corp. (a).......   52,000       223,228

Mitsubishi Rayon Co., Ltd............   23,000       188,493

Mitsubishi Securities................   14,000       181,912

Mitsubishi UFJ Financial Group, Inc..      389     5,433,373

Mitsui & Co., Ltd....................   68,000       966,371

Mitsui Chemicals, Inc................   29,000       190,231

Mitsui Engineering & Shipbuilding
   Co., Ltd. (a).....................   32,000        98,131

Mitsui Fudosan Co., Ltd..............   38,000       830,735

Mitsui Mining & Smelting Co., Ltd....   30,000       178,236

Mitsui OSK Lines, Ltd................   47,000       320,977

Mitsui Sumitomo Insurance Co., Ltd...   53,000       664,596

Mitsui Trust Holdings, Inc...........   24,000       290,202

Mitsukoshi, Ltd. (a).................   18,000        82,608

Mizuho Financial Group, Inc..........      431     3,669,078

Murata Manufacturing Co., Ltd........    8,900       582,049

Namco Bandai Holdings................    9,800       149,342

NEC Corp.............................   93,000       498,826

NGK Insulators, Ltd. (a).............   13,000       152,847

NGK Spark Plug Co., Ltd..............    8,000       160,827

NHK Spring Co., Ltd. (a).............    8,000        92,509

Nidec Corp. (a)......................    4,600       331,623

Nikko Cordial Corp. (a)..............   38,000       489,565

Nikon Corp. (a)......................   14,000       246,161

Nintendo Co., Ltd....................    4,400       741,561

Nippon Building Fund, Inc. (REIT)....       21       203,792

Nippon Electronic, Inc...............    9,000       181,535

Nippon Express Co., Ltd. (a).........   38,000       206,011

Nippon Meat Packers, Inc. (a)........   11,000       127,935

Nippon Mining Holdings, Inc..........   36,000       304,845

Nippon Oil Corp......................   57,000       418,382

Nippon Sheet Glass Co., Ltd. (a).....   24,000       134,087

Nippon Steel Corp....................  289,000     1,096,970

Nippon Telephone & Telegraph Corp....      236     1,157,184

Nippon Unipac Holding................       49       201,064

Nippon Yusen Kabushiki Kaisha (a)....   45,000       293,455

Nissan Chemical Industries, Ltd. (a).    8,000       100,395

Nissan Motor Co., Ltd................  102,400     1,126,231

Nisshin Seifun Group, Inc............   13,000       144,924

Nisshin Steel Co., Ltd. (a)..........   54,000       174,667

Nisshinbo Industries, Inc............    8,000        87,919

Nissin Food Products Co., Ltd........    5,000       176,599

Nitori Co., Ltd......................    1,850        89,959

Nitto Denko Corp.....................    7,800       556,825

NOK Corp. (a)........................    6,100       177,759

Security Description                   Shares      Value*
---------------------------------------------------------------



Japan--(Continued)
                                                                       1,500,680
Nomura Holdings, Inc. (a)............   79,700 $

Nomura Research Institute, Ltd.......      900       111,261

NSK, Ltd.............................   18,000       150,176

NTN Corp. (a)........................   20,000       158,926

NTT Data Corp. (a)...................       62       269,405

NTT DoCoMo, Inc......................      843     1,237,816

NTT Urban Development Corp. (a)......       12        94,052

Obayashi Corp. (a)...................   28,000       192,462

Odakyu Electric Railway Co., Ltd. (a)   27,000       174,579

OJI Paper Co., Ltd...................   39,000       222,738

Okuma Holdings, Inc..................    8,000        91,011

Olympus Corp. (a)....................   12,000       322,107

Omron Corp...........................   10,600       270,488

Onward Kashiyama Co., Ltd............    9,000       138,674

Oriental Land Co., Ltd. (a)..........    2,600       146,644

ORIX Corp............................    3,970       969,716

Osaka Gas Co., Ltd...................  105,000       338,702

Otsuka Corp..........................      800        90,164

Pioneer Corp. (a)....................    6,600       106,610

Promise Co., Ltd.....................    3,750       218,188

Rakuten, Inc. (a)....................      301       179,975

Resona Holdings, Inc. (a)............      200       635,014

Ricoh Co., Ltd.......................   30,000       591,918

Rohm Co., Ltd........................    4,700       422,481

Ryohin Keikaku Co., Ltd..............    1,200        98,874

Sankyo Co., Ltd......................    2,800       178,648

Santen Pharm Co......................    3,600        85,749

Sanyo Electric Co., Ltd. (a).........   70,000       148,064

Sapporo Hokuyo Holdings, Inc.........       15       158,010

SBI Holdings, Inc. (a)...............      356       156,959

Secom Co., Ltd.......................   10,500       498,714

Sega Sammy Holdings, Inc.............    8,600       318,438

Seiko Epson Corp. (a)................    6,700       182,534

Sekisui Chemical Co., Ltd............   20,000       173,622

Sekisui House, Ltd...................   24,000       331,035

Seven & I Holdings Co., Ltd..........   36,500     1,208,518

Sharp Corp...........................   45,000       715,253

Shimamura Co., Ltd. (a)..............      900        98,558

Shimano, Inc. (a)....................    4,600       141,141

Shimizu Corp.........................   29,000       163,290

Shin-Etsu Chemical Co., Ltd..........   18,400     1,006,201

Shinko Electric Industries Co., Ltd..    3,600       103,994

Shinko Securities....................   24,000       102,223

Shinsei Bank, Ltd....................   63,000       400,748

Shionogi & Co., Ltd..................   15,000       267,236

Shiseido Co., Ltd. (a)...............   16,000       315,303

Showa Denko K.K. (a).................   52,000       231,119

Showa Shell Sekiyu K.K. (a)..........    9,900       116,533

SMC Corp.............................    2,600       369,099

Softbank Corp. (a)...................   32,900       734,769

Sojitz Corp..........................   16,800        66,756

Sompo Japan Insurance, Inc...........   41,000       576,536

Sony Corp. (a).......................   45,100     1,990,202

Stanley Electric Co., Ltd............    9,200       189,966

Sumco Corp. (a)......................    2,300       131,897

Sumitomo Chemical Co., Ltd...........   68,000       569,990

Sumitomo Corp........................   47,000       623,534

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Japan--(Continued)
                                                                         525,959
Sumitomo Electric Industries, Ltd....   35,700 $

Sumitomo Heavy Industries, Ltd.......   25,000       232,731

Sumitomo Metal Industries, Ltd.......  186,000       771,104

Sumitomo Metal Mining Co., Ltd.......   27,000       355,039

Sumitomo Mitsui Financial Group,
   Inc. (a)..........................      266     2,826,506

Sumitomo Realty & Development Co.,
   Ltd. (a)..........................   19,000       471,264

Sumitomo Rubber (a)..................    8,000        88,544

Suzuken Co., Ltd.....................    3,500       138,844

T&D Holdings, Inc....................   10,400       846,353

Taiheiyo Cement Corp. (a)............   42,000       155,806

Taisei Corp..........................   39,000       143,178

Taisho Pharmaceutical Co., Ltd. (a)..    8,000       156,947

Taiyo Nippon Sanso Corp. (a).........   14,000       111,006

Takashimaya Co., Ltd. (a)............   12,000       151,376

Takeda Pharmaceutical Co., Ltd.......   40,000     2,496,760

Takefuji Corp........................    5,820       348,069

Tanabe Seiyaku Co....................   11,000       135,672

TDK Corp.............................    5,800       439,614

Teijin, Ltd..........................   36,000       229,712

Terumo Corp..........................    8,100       269,865

The 77 Bank, Ltd.....................   16,000       111,369

The Bank of Fukuoka, Ltd.............   23,000       175,994

The Bank of Yokohama, Ltd............   54,000       420,235

The Chiba Bank, Ltd..................   37,000       347,680

The Furukawa Electric Co., Ltd.......   30,000       195,497

The Gunma Bank, Ltd..................   21,000       156,678

The Japan Steel Works, Ltd. (a)......   17,000       116,623

The Joyo Bank, Ltd...................   32,000       193,919

The Kansai Electric Power Co., Inc...   35,300       789,848

The Nishi-Nippon Bank, Ltd...........   22,000       105,798

The Shizuoka Bank, Ltd. (a)..........   27,000       292,759

The Sumitomo Trust & Banking Co.,
   Ltd...............................   56,000       616,163

The Suruga Bank, Ltd. (a)............   13,000       176,307

The Tokyo Electric Power, Ltd........   52,000     1,435,642

THK Co., Ltd. (a)....................    6,000       179,876

Tobu Railway Co., Ltd. (a)...........   38,000       181,061

Toho Co., Ltd. (a)...................    8,000       160,621

Tohoku Electric Power Co., Inc.......   20,300       446,544

Tokuyama Corp. (a)...................   10,000       149,853

Tokyo Electron, Ltd..................    7,700       541,613

Tokyo Gas Co., Ltd. (a)..............  101,000       478,037

Tokyo Seimitsu Co....................    1,800        93,127

Tokyo Steel Manufacturing Co., Ltd...    5,400       118,568

Tokyo Tatemono Co....................   11,000       118,679

Tokyu Corp...........................   47,000       275,915

Tokyu Land Corp. (a).................   23,000       178,801

TonenGeneral Sekiyu K.K. (a).........   12,000       123,730

Toppan Printing Co., Ltd.............   25,000       282,125

Toray Industries, Inc................   58,000       506,692

Toshiba Corp. (a)....................  128,000       840,887

Tosoh Corp...........................   27,000       108,111

Toto, Ltd. (a).......................   12,000       114,856

Toyo Seikan Kaisha, Ltd. (a).........    8,000       145,516

Toyobo Co., Ltd. (a).................   27,000        76,796

Toyota Industries Corp...............    9,800       389,134

Toyota Motor Corp....................  129,400     6,777,450

Security Description                   Shares      Value*
---------------------------------------------------------------



Japan--(Continued)
                                                                         217,336
Toyota Tsusho Corp. (a)...............   9,000 $

Trend Micro, Inc. (a).................   4,000       135,602

Ube Industries, Ltd...................  39,000       113,481

Uni-Charm Corp........................   2,400       133,087

UNY Co., Ltd..........................  11,000       162,929

Ushio, Inc. (a).......................   7,000       148,391

USS Co., Ltd..........................   1,300        86,162

West Japan Railway Co.................      77       320,439

Yahoo! Japan Corp. (a)................     672       355,500

Yakult Honsha Co., Ltd. (a)...........   7,000       190,861

Yamada Denki Co., Ltd.................   3,500       356,576

Yamaha Corp. (a)......................   8,100       151,993

Yamaha Motor Co., Ltd. (a)............  10,200       266,732

Yamato Holdings Co., Ltd..............  17,000       302,629

Yaskawa Electric Corp. (a)............  10,000       116,949

Yokogawa Electric Corp. (a)...........   8,100       116,234

Zeon Corp.............................   8,000        95,737
                                                --------------
                                               -
                                                                     123,422,912
                                                --------------
                                               -


Luxembourg--0.3%

Arcelor S.A...........................  24,248     1,170,099

Stolt Offshore Co.....................   9,600       146,511
                                                --------------
                                               -
                                                                       1,316,610
                                                --------------
                                               -


Netherlands--3.4%

ABN AMRO Holdings NV..................  80,082     2,186,897

Aegon NV..............................  64,660     1,103,402

Akzo Nobel NV (a).....................  12,776       689,358

ASML Holding NV (c)...................  21,896       442,609

Corio NV..............................   2,452       152,363

DSM NV................................   6,294       261,810

Euronext NV...........................   4,024       376,095

European Aeronautic Defense & Space
   Co.................................  14,622       418,726

Fugro NV..............................   2,795       120,464

Hagemeyer NV (a)......................  22,992       105,890

Heineken NV...........................  10,728       454,371

ING Groep NV..........................  83,957     3,293,217

James Hardie Industries NV............  27,250       156,086

Koninklijke Ahold NV..................  70,215       608,440

Koninklijke KPN NV....................  84,260       945,978

Koninklijke Numico NV.................   8,481       380,228

Koninklijke Philips Electronics NV....  55,952     1,748,762

Qiagen NV.............................   4,617        62,289

Randstad Holding NV...................   1,866       109,422

Reed Elsevier NV......................  30,654       460,505

Rodamco Europe NV.....................   2,482       242,996

SBM Offshore NV.......................   7,684       204,670

STMicroelectronics NV.................  29,883       480,038

TNT NV................................  18,198       651,288

Unilever NV (a).......................  76,923     1,742,352

Vedior NV.............................   6,643       139,531

Wereldhave NV.........................   1,209       117,522

Wolters Kluwer NV.....................  14,000       330,289
                                                --------------
                                               -
                                                                      17,985,598
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



New Zealand--0.1%
                                                                         320,771
Fletcher Building, Ltd...............   57,403 $

Telecom Corp. of New Zealand, Ltd.
   (a)...............................  157,163       387,950
                                                --------------
                                               -
                                                                         708,721
                                                --------------
                                               -


Norway--0.8%

Aker Kvaerner ASA....................    1,620       152,351

DnB NOR ASA..........................   32,130       398,474

Norsk Hydro ASA (a)..................   33,000       880,124

Norske Skogindustrier ASA (a)........    9,200       135,246

Orkla ASA (a)........................   10,150       469,774

Petrojari ASA........................    3,340        22,007

Petroleum Geo-Services ASA (a).......    3,340       188,614

Prosafe ASA (a)......................    1,950       119,239

SeaDrill, Ltd........................   11,400       150,696

Statoil ASA (a)......................   30,500       866,384

Storebrand ASA (a)...................   11,400       117,521

Telenor ASA..........................   40,300       486,964

TGS Nopec Geophysical Co. ASA........    6,640       117,082

Yara International ASA (a)...........   10,000       133,155
                                                --------------
                                               -
                                                                       4,237,631
                                                --------------
                                               -


Portugal--0.3%

Banco BPI S.A........................   19,546       148,372

Banco Comercial Portugues S.A. (a)...  108,547       307,869

Banco Espirito Santo S.A. (a)........    9,261       124,775

Brisa-Auto Estradas de Portugal S.A.
   (a)...............................   19,503       203,384

Energias de Portugal S.A. (a)........   93,497       366,779

Portugal Telecom, SGPS, S.A..........   36,975       446,039
                                                --------------
                                               -
                                                                       1,597,218
                                                --------------
                                               -


Singapore--0.8%

Capitaland, Ltd......................   93,000       265,474

City Developments, Ltd...............   28,000       165,277

DBS Group Holdings, Inc..............   59,978       685,552

Fraser & Neave, Ltd..................   82,000       207,418

Keppel Corp., Ltd....................   29,000       269,622

Overseas Chinese Bank................  122,880       511,533

Singapore Airlines, Ltd..............   34,000       272,257

Singapore Exchange, Ltd. (a).........   57,000       126,041

Singapore Press Holdings, Ltd........   93,250       242,758

Singapore Technologies Engineering,
   Ltd...............................   79,000       144,257

Singapore Telecommunications, Ltd....  376,650       604,313

United Overseas Bank, Ltd............   55,392       546,002

Venture Corp., Ltd. (a)..............   19,000       126,820
                                                --------------
                                               -
                                                                       4,167,324
                                                --------------
                                               -


Spain--3.7%

Abertis Infraestructuras S.A. (a)....    9,909       231,804

Acciona S.A..........................    1,601       248,129

Acerinox S.A. (a)....................    7,712       133,551

ACS, Actividades de Construccion &
   Servicios S.A.....................   10,808       450,100

Altadis S.A..........................   12,473       588,781

Antena 3 TV (a)......................    3,400        77,505

Banco Bilbao Vizcaya Argentaria S.A..  152,518     3,141,024

Security Description                   Shares      Value*
---------------------------------------------------------------



Spain--(Continued)
                                                                         560,257
Banco Popular Espanol S.A. (a).......   37,649 $

Banco Santander Central Hispano S.A..  266,973     3,904,590

Cintra Conces, Plc. (a)..............    8,063       105,363

Corporacion Mapfre S.A...............    4,847        89,314

Endesa S.A. (a)......................   42,491     1,477,249

Fadesa Inmobiliar S.A................    2,699        92,392

Fomento de Construcciones &
   Contratas S.A.....................    1,824       138,426

Gamesa Corporacion Tecnologica S.A.
   (a)...............................    8,235       176,472

Gas Natural SDG S.A. (a).............    7,655       233,330

Grupo Ferrovial S.A. (a).............    3,394       258,640

Iberdrola S.A. (a)...................   37,378     1,285,582

Indra Sistemas S.A. (a)..............    7,404       145,060

Industria de Diseno Textil S.A.......    9,525       401,382

Inmobilia Colonial...................    1,359       107,910

Metrovacesa S.A. (a).................    2,474       223,131

Repsol YPF S.A. (a)..................   42,166     1,188,410

Sacyr Vallehermoso S.A. (a)..........    6,221       207,496

Telefonica Publica de Informacion
   S.A. (a)..........................    8,660        93,789

Telefonica S.A.......................  200,626     3,335,523

Union Fenosa S.A. (a)................    6,470       250,103
                                                --------------
                                               -
                                                                      19,145,313
                                                --------------
                                               -


Sweden--2.3%

Alfa Laval AB (a)....................    4,300       128,633

Assa Abloy AB (Series B) (a).........   15,700       263,711

Atlas Copco AB (Series A) (a)........   16,100       446,987

Atlas Copco AB (Series B)............   10,200       264,778

Boliden AB (c).......................   14,600       267,245

Capio AB.............................    5,800       103,729

Electrolux AB (a)....................   13,400       193,077

Eniro AB (a).........................   10,300       108,162

Getinge AB (Class B) (a).............    9,500       161,547

Hennes & Mauritz AB (Series B) (a)...   22,550       872,052

Holmen AB (Series B) (a).............    2,500       100,861

Husqvarna AB (a).....................   13,400       161,374

Lundin Petroleum (a).................    9,000       108,810

Modern Times Group (a)...............    2,450         8,380

Modern Times Group AB................    2,450       128,428

Nordea Bank AB (a)...................   97,162     1,158,275

Sandvik AB (a).......................   46,750       543,510

Scania AB (Series B) (a).............    4,300       194,945

Securitas AB (a).....................   16,800       321,158

Skandinaviska Enskilda Banken AB (a).   23,100       548,859

Skanska AB...........................   19,700       302,757

SKF AB (a)...........................   22,600       354,923

Svenska Cellulosa AB (a).............    9,100       375,319

Svenska Handelsbanken AB (a).........   24,300       624,772

Svenskt Stal AB......................    9,000       178,703

Swedish Match AB (a).................   20,100       323,382

Tele2 AB (a).........................   18,100       182,474

Telefonaktiebolaget LM Ericsson
   (Class B).........................  670,800     2,214,740

TeliaSonera AB.......................   86,764       491,849

Volvo AB.............................    4,500       216,460

Volvo AB (Series B) (a)..............   10,200       499,277
                                                --------------
                                               -
                                                                      11,849,177
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



Switzerland--6.3%
                                                                       1,127,951
ABB, Ltd.............................   86,906 $

Adecco S.A. (a)......................    6,735       397,130

Ciba Specialty Chemicals AG (a)......    3,545       197,337

Clariant AG..........................   12,901       182,441

Credit Suisse Group..................   52,948     2,951,725

Geberit AG...........................      184       212,167

Givaudan AG..........................      317       248,789

Holcim, Ltd..........................    8,646       661,815

Kuehne & Nagel International AG......    2,545       184,898

Logitech International S.A...........    3,100       119,275

Lonza Group AG.......................    1,509       103,167

Nestle S.A...........................   18,074     5,659,521

Nobel Biocare Holding AG.............    1,257       297,481

Novartis AG..........................  104,275     5,628,710

Phonak Holding AG....................    1,750       108,984

PSP Swiss Property...................    1,740        89,770

Roche Holding AG.....................   31,475     5,187,758

Serono S.A. (Class B)................      303       208,507

SGS S.A..............................      176       166,657

Straumann Holding AG.................      318        80,925

Sulzer AG............................      153       114,266

Swatch Group AG (a)..................    3,574       124,389

Swatch Group AG (Class B)............    1,638       275,747

Swiss Reinsurance Co.................   15,312     1,066,562

Swisscom AG..........................      826       271,149

Syngenta AG..........................    4,682       621,610

UBS AG...............................   46,297     5,053,396

Unaxis Holdings AG (a)...............      272        75,383

Zurich Financial Services AG (a).....    6,473     1,413,649
                                                --------------
                                               -
                                                                      32,831,159
                                                --------------
                                               -


United Kingdom--23.3%

3i Group, Plc........................   25,081       417,744

Aegis Group, Plc.....................   38,895        93,501

Alliance Unichem, Plc................    9,863       186,231

AMEC, Plc............................   19,748       116,379

Amvescap, Plc........................   36,666       335,234

Anglo American, Plc..................   63,585     2,602,491

ARM Holdings, Plc....................   54,960       114,791

Arriva, Plc..........................    7,903        87,187

Associated British Portfolios
   Holdings, Plc.....................   14,900       248,850

AstraZeneca, Plc.....................   70,967     4,256,797

Aviva, Plc...........................  105,133     1,486,319

BAA, Plc.............................   46,286       798,966

BAE Systems, Plc.....................  144,303       985,440

Balfour Beatty, Plc..................   23,744       150,510

Barclays, Plc........................  289,388     3,283,858

Barratt Developments, Plc............   11,202       196,004

BBA Group, Plc.......................   25,670       125,455

Bellway, Plc.........................    4,518        96,806

Berkeley Group Holdings..............    4,020        90,008

BG Group, Plc........................  159,007     2,127,303

BHP Billiton, Plc....................  110,627     2,165,979

BOC Group, Plc.......................   22,444       656,291

Boots Group, Plc.....................   20,213       287,466

Bovis Homes Group....................    5,148        76,379

BP, Plc..............................  920,418    10,689,400

Security Description                   Shares      Value*
---------------------------------------------------------------



United Kingdom--(Continued)
                                                                         234,029
Brambles Industries, Plc.............   29,427 $

British Airways, Plc.................   21,657       136,954

British America Tobacco, Plc.........   71,050     1,787,791

British Land Co., Plc................   24,653       575,049

British Sky Broadcasting, Plc........   49,851       528,282

Brixton, Plc.........................   11,049        97,794

BT Group, Plc........................  377,680     1,672,437

Bunzl, Plc...........................   17,535       200,260

Burberry Group, Plc..................   21,038       166,989

Cable & Wireless, Plc................  102,250       217,218

Cadbury Schweppes, Plc...............   92,853       894,138

Capita Group, Plc....................   31,881       271,758

Carnival, Plc........................    7,379       300,338

Cattles, Plc.........................   11,534        70,151

Centrica, Plc........................  162,561       856,278

Charter, Plc.........................    7,626       113,750

Close Brothers Group, Plc............    5,056        85,048

Cobham, Plc..........................   45,040       139,113

Collins Stewart Tullett, Plc.........    9,755       136,779

Compass Group, Plc...................  100,636       488,118

Cookson Group, Plc...................    8,787        85,361

Corus Group, Plc.....................   44,869       377,958

CSR, Plc.............................    5,867       136,484

Daily Mail & General Trust, Plc......   11,302       128,129

Diageo, Plc..........................  129,531     2,176,763

Dixons Group, Plc....................   76,665       270,823

Electrocomponents, Plc...............   16,808        72,042

EMAP, Plc............................    9,884       155,362

EMI Group, Plc.......................   31,155       174,749

Enterprise Inns, Plc.................   16,706       292,595

First Choice Holidays................   19,553        82,620

FirstGroup, Plc......................   14,542       125,801

Friends Provident, Plc...............   71,291       235,380

Gallaher Group.......................   27,537       429,731

George Wimpey, Plc...................   20,896       175,253

GKN, Plc.............................   39,679       199,916

GlaxoSmithKline, Plc.................  260,781     7,282,511

Group for Securicor, Inc.............   65,041       201,788

GUS, Plc.............................   40,206       717,638

Hammerson, Plc.......................   13,769       301,039

Hanson, Plc..........................   35,035       425,726

Hays, Plc............................   70,144       175,137

HBOS, Plc............................  171,943     2,986,124

HSBC Holdings, Plc...................  505,674     8,930,217

ICAP, Plc............................   18,682       171,625

IMI, Plc.............................   19,184       176,713

Imperial Chemical Industries, Plc....   58,839       394,426

Imperial Tobacco Group, Plc..........   32,827     1,012,143

Inchcape, Plc........................   18,228       158,852

InterContinental Hotels Group, Plc...   16,117       281,534

International Power, Plc.............   73,371       385,549

Intertek Group, Plc..................    6,257        81,006

Invensys, Plc........................  256,503        91,119

Investec, Plc........................    3,068       146,063

Johnson Matthey, Plc.................   11,394       279,259

Kelda Group, Plc.....................   19,060       269,423

Kesa Electricals, Plc................   27,443       146,409

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                   Shares      Value*
---------------------------------------------------------------



United Kingdom--(Continued)
                                                                         444,752
Kingfisher, Plc......................  100,939 $

Ladbrokes, Plc.......................   25,731       193,674

Land Securities Group, Plc...........   20,412       676,391

Legal & General Group, Plc...........  280,862       665,182

Liberty International, Plc...........   13,045       256,656

Lloyds TSB Group, Plc................  250,996     2,471,716

LogicaCMG, Plc.......................   51,317       165,278

London Stock Exchange Group, Plc.....    8,694       182,988

Man Group, Plc.......................   13,407       630,707

Marks & Spencer Group, Plc...........   72,166       782,691

Meggitt, Plc.........................   22,314       131,558

Michael Page International, Plc......   15,380        99,701

Misys, Plc...........................   21,309        84,733

Mitchells & Butlers, Plc.............   21,601       205,565

National Express Group, Plc..........    5,547        91,100

National Grid, Plc...................  119,454     1,291,371

Next, Plc............................   10,683       322,061

Old Mutual, Plc......................  237,600       716,378

Pearson, Plc.........................   37,340       507,890

Persimmon, Plc.......................   11,884       270,843

Provident Financial, Plc.............   13,879       157,431

Prudential, Plc......................  108,297     1,221,887

Punch Taverns, Plc...................   10,117       163,725

Rank Group, Plc......................   33,378       122,937

Reckitt Benckiser, Plc...............   28,616     1,067,326

Reed Elsevier, Plc...................   55,180       556,562

Rentokil Initial, Plc. (a)...........   76,753       221,450

Resolution, Plc......................    8,490       105,002

Reuters Group, Plc...................   62,100       441,623

Rexam, Plc...........................   27,877       271,908

Rio Tinto, Plc.......................   47,936     2,515,316

Rolls-Royce Group, Plc...............   79,318       607,331

Royal & Sun Alliance Insurance
   Group, Plc........................  119,554       299,062

Royal Bank of Scotland Group, Plc....  142,502     4,679,468

Royal Dutch Shell (A Shares).........  174,528     5,874,929

Royal Dutch Shell, Plc. (Class B)....  123,556     4,320,208

SABMiller, Plc.......................   40,378       727,006

Sage Group, Ltd......................   61,607       262,513

Sainsbury Co.........................   61,769       381,523

Schroders, Plc.......................    4,373        81,563

Scottish & Newcastle, Plc............   35,871       337,764

Scottish & Southern Energy, Plc......   38,647       821,873

Scottish Power, Plc..................   68,866       742,563

Serco Group, Plc.....................   26,863       158,987

Severn Trent, Plc. (a)...............   16,848       364,579

Signet Group, Plc....................   90,531       161,372

Slough Estates, Plc..................   21,877       246,876

Smith & Nephew, Plc..................   43,712       336,273

Smiths Group, Plc....................   25,283       416,247

Sportingbet, Plc.....................   17,454       126,900

Tate & Lyle, Plc.....................   20,205       226,050

Taylor Woodrow, Plc..................   30,813       189,912

Tesco, Plc...........................  351,860     2,171,480

The Carphone Warehouse, Plc..........   18,370       107,680

TI Automotive, Ltd. (b)..............   11,100             0

Tomkins, Plc.........................   43,005       228,868

Security Description                  Shares       Value*
---------------------------------------------------------------



United Kingdom--(Continued)
                                                                         135,035
Travis Perkins.....................     4,822  $

Trinity Mirror, Plc................    11,804        106,329

Unilever, Plc......................    55,243      1,241,044

United Utilities, Plc..............    40,354        478,170

UTD Business Media.................    10,472        125,185

Vodafone Group, Plc................ 2,690,750      5,725,015

Whitbread, Plc.....................     8,636        185,895

William Hill, Plc..................    16,542        191,355

Wolseley, Plc......................    25,957        571,821

WPP Group, Plc.....................    51,215        619,226

Xstrata, Plc.......................    20,513        775,670

Yell Group, Plc....................    35,479        335,200
                                                --------------
                                               -
                                                                     121,778,305
                                                --------------
                                               -


United States--3.6%

iShares MSCI EAFE Index Fund (a)...   283,700     18,551,136

Synthes, Inc. (c)..................     1,887        226,896
                                                --------------
                                               -
                                                                      18,778,032
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $371,405,840)..              514,609,347
                                                --------------
                                               -

Preferred Stock--0.5%
---------------------------------------------------------------


Australia--0.3%

Centro Properties Group............    48,752        242,085

CFS Gandel Retail Trust............   100,244        138,277

General Property Trust.............    81,936        264,357

Investa Property Group.............    66,456        108,015

Macquarie Infrastructure Group.....   107,767        268,695

Stockland..........................    63,872        333,388
                                                --------------
                                               -
                                                                       1,354,817
                                                --------------
                                               -


Germany--0.2%

Henkel KGAA........................     2,804        320,023

Porsche AG.........................       387        373,321

ProSiebensat.1 Media AG (c)........     3,839         95,765

RWE AG.............................     2,334        175,548

Volkswagen AG......................     4,726        238,373
                                                --------------
                                               -
                                                                       1,203,030
                                                --------------
                                               -


Italy--0.0%

Unipol S.p.A.......................    44,653        129,761
                                                --------------
                                               -


Switzerland--0.0%

Schindler Holdings AG..............     1,940        100,256
                                                --------------
                                               -

Total Preferred Stock
   (Identified Cost $2,030,249)....                2,787,864
                                                --------------
                                               -

Rights--0.4%
---------------------------------------------------------------


Belgium--0.4%

Fortis S.A.........................    53,026      1,802,441
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Rights--(Continued)




Security Description                   Shares      Value*
---------------------------------------------------------------



Germany--0.0%
                                                                          15,176
Linde AG.............................    3,930 $
                                                --------------
                                               -


Greece--0.0%

National Bank of Greece..............   12,345        38,989
                                                --------------
                                               -


Portugal--0.0%

Banco Espirito Santo, S.A............    3,846         8,639
                                                --------------
                                               -


Spain--0.0%

Sacyr Vallehermoso S.A...............    1,860         2,302
                                                --------------
                                               -


Sweden--0.0%

SSAB Scenskt Stal AB (b).............    2,850         1,622
                                                --------------
                                               -


United Kingdom--0.0%

Invensys, Plc........................  102,601         7,686
                                                --------------
                                               -

Total Rights
   (Identified Cost $1,275,773)......              1,876,855
                                                --------------
                                               -

Units--0.3%
---------------------------------------------------------------


Australia--0.0%

Macquarie Office Trust...............  101,599       104,104
                                                --------------
                                               -


Ireland--0.1%

Grafton Group, Plc...................   10,061       126,604
                                                --------------
                                               -


Switzerland--0.2%

Compagnie Financiere Richemont AG....   23,438     1,068,963
                                                --------------
                                               -

Total Units
   (Identified Cost $742,427)........              1,299,671
                                                --------------
                                               -


Short Term Investments--0.2%
                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


United States--0.2%
                                                                       1,249,670
Federal Home Loan Bank
   4.750%, 07/03/06...............$ 1,250,000  $
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $1,249,670)...                 1,249,670
                                                --------------
                                               -

Total Investments100.0%
   (Identified Cost $376,703,945)
   (d)............................               521,823,407

Liabilities in excess of other
   assets.........................                   (42,432)
                                                --------------
                                               -
                                                                     521,780,975
Total Net Assets--100%.............             $
                                                ==============
                                               =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $103,116,786 and the collateral received consisted of cash in the amount of $106,525,972.
(b) Zero Valued Security. (c) Non-Income Producing. (d) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $376,703,945 and the composition of unrealized appreciation and depreciation of investment securities was $151,916,200 and $(6,796,738), respectively.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(VVPR Strip)-- The VVPR strip is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.


                                                                   Percentage of
Ten Largest Industries as of                 Total Net Assets
June 30, 2006                                -----------------
---------------------------------------------

Commercial Banks............................            17.1%

Oil, Gas & Consumable Fuels.................             7.7%

Pharmaceuticals.............................             6.6%

Insurance...................................             4.4%

Metals & Mining.............................             4.2%

Mutual Funds................................             3.6%

Diversified Telecommunication Services......             3.4%

Electric Utilities..........................             3.0%

Diversified Financial Services..............             3.0%

Automobiles.................................             2.9%

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              521,823,407
   Investments at value..........                                                                          $

   Cash..........................                                                                                  22,390

   Foreign cash at value.........                                                                               2,327,354

   Collateral for securities loaned                                                                           106,525,972

   Receivable for:

      Securities sold............                                                                                 212,867

      Fund shares sold...........                                                                                 845,682

      Accrued interest and dividends                                                                              905,697

      Foreign taxes..............                                                                                 111,638
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                             632,775,007

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $    2,745,564

      Securities purchased.......                                                               1,247,447

      Withholding taxes..........                                                                  31,670

      Return of collateral for securities loaned                                              106,525,972

   Accrued expenses:

      Management fees............                                                                 121,594

      Service and distribution fees                                                                43,212

      Other expenses.............                                                                 278,573
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                             110,994,032
                                                                                                            ----------------
                                                                                                           -
                                                                                                              521,780,975
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              370,146,897
      Capital paid in............                                                                          $

      Undistributed net investment income                                                                       6,434,396

      Accumulated net realized gains                                                                               39,151

      Unrealized appreciation on investments and foreign currency                                             145,160,531
                                                                                                            ----------------
                                                                                                           -
                                                                                                              521,780,975
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    13.99
Net asset value and redemption price per share ($273,920,067 divided by 19,581,772 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    13.80
Net asset value and redemption price per share ($174,609,439 divided by 12,656,180 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    13.94
Net asset value and redemption price per share ($73,251,469 divided by 5,256,273 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                              376,703,945
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                                2,296,855
Identified cost of foreign cash.. $
                                                                                                            ================
                                                                                                           =







Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     9,154,765(a)
   Dividends.......................                                                              $

   Interest........................                                                                    275,500(b)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                     9,430,265

Expenses

   Management fees.................                                     $     752,818

   Service and distribution fees--Class B                                      203,603

   Service and distribution fees--Class E                                       56,619

   Directors' fees and expenses....                                            10,574

   Custodian.......................                                           371,841

   Audit and tax services..........                                            15,842

   Legal...........................                                             7,502

   Printing........................                                            76,992

   Insurance.......................                                             3,678

   Miscellaneous...................                                             3,427
                                                                         ------------------------
                                                                        -

   Total expenses..................                                         1,502,896

   Management fee waivers..........                                           (17,566)               1,485,330
                                                                         ------------------------
                                                                        -                        ---------------------------

Net Investment Income..............                                                                  7,944,935
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain Realized gain (loss) on:

   Investments--net.................                                         4,730,098

   Foreign currency transactions--net                                           (6,324)               4,723,774
                                                                         ------------------------
                                                                        -                        ---------------------------
Unrealized appreciation on:

   Investments--net.................                                        32,819,018

   Foreign currency transactions--net                                           10,570               32,829,588
                                                                         ------------------------
                                                                        -                        ---------------------------

Net gain...........................                                                                 37,553,362
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    45,498,297
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $884,541. (b) Includes income on securities loaned of $244,080.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                 8,270,823
   Net investment income...................................................................$    7,944,935  $

   Net realized gain.......................................................................     4,723,774        2,613,590

   Unrealized appreciation.................................................................    32,829,588       42,594,204
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from operations..................................................    45,498,297       53,478,617
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................    (4,873,215)      (3,703,883)

         Class B...........................................................................    (2,705,444)      (1,426,756)

         Class E...........................................................................    (1,274,235)      (1,116,278)
                                                                                            ---------------
                                                                                           -               -----------------

   Total Distributions.....................................................................    (8,852,894)      (6,246,917)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................    22,947,017       57,766,866
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................    59,592,420      104,998,566


Net Assets

   Beginning of the period.................................................................   462,188,555      357,189,989
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               462,188,555
   End of the period.......................................................................$  521,780,975  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                 7,342,356
   End of the period.......................................................................$    6,434,396  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                              June 30, 2006                 Year ended
                                                                       ----------------------------      December 31, 2005
                                                                      -                            -----------------------------
                                                                          Shares                      Shares
                                                                       -------------       $        ------------       $
                                                                      -             ----------------            ----------------

Class A
                                                                                       38,597,208                  52,400,159
   Sales..............................................................  2,747,817   $                4,463,238  $

   Reinvestments......................................................    337,714       4,873,215      331,295      3,703,883

   Redemptions........................................................ (2,239,054)    (31,155,209)  (4,100,027)   (48,753,325)
                                                                       -------------
                                                                      -             ---------------
                                                                                       12,315,214                   7,350,717
   Net increase.......................................................    846,477   $                  694,506  $
                                                                       =============
                                                                      =             ===============

Class B
                                                                                       39,507,115                  74,509,829
   Sales..............................................................  2,894,745   $                6,415,006  $

   Reinvestments......................................................    189,989       2,705,444      129,235      1,426,756

   Redemptions........................................................ (1,794,288)    (24,498,119)  (1,596,614)   (18,873,166)
                                                                       -------------
                                                                      -             ---------------
                                                                                       17,714,440                  57,063,419
   Net increase.......................................................  1,290,446   $                4,947,627  $
                                                                       =============
                                                                      =             ===============

Class E
                                                                                        4,373,885                  11,121,676
   Sales..............................................................    315,438   $                  942,419  $

   Reinvestments......................................................     88,612       1,274,235      100,204      1,116,278

   Redemptions........................................................   (924,028)    (12,730,757)  (1,601,666)   (18,885,225)
                                                                       -------------
                                                                      -             ---------------
                                                                                       (7,082,637)                 (6,647,271)
   Net decrease.......................................................   (519,978)  $                 (559,042) $
                                                                       =============
                                                                      =             ===============
                                                                                       22,947,017                  57,766,865
   Increase derived from capital share transactions...................  1,616,945   $                5,083,091  $
                                                                       =============
                                                                      =             ===============

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       11.64                     7.26                   11.22
Net Asset Value, Beginning of Period.............$      12.95     $           $     9.80   $           $     8.75  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.21           0.25        0.21         0.14        0.10        0.09

   Net realized and unrealized gain (loss) on
      investments................................        1.08           1.26        1.70         2.54       (1.55)      (2.52)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        1.29           1.51        1.91         2.68       (1.45)      (2.43)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.25)         (0.20)      (0.07)       (0.14)      (0.04)      (0.03)

   Distributions from net realized capital gains.        0.00           0.00        0.00         0.00        0.00       (0.01)
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (0.25)         (0.20)      (0.07)       (0.14)      (0.04)      (0.04)
                                                  ----------------
                                                 -                ------------
                                                                       12.95                     9.80                    8.75
Net Asset Value, End of Period...................$      13.99     $           $    11.64   $           $     7.26  $
                                                  ================
                                                 =                ============

Total Return (%).................................         9.9 (b)       13.2        19.6         37.6       (16.6)      (21.7)

Ratio of operating expenses to average net
   assets (%)....................................        0.49 (c)       0.51        0.59         0.71        0.73        0.70

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been
   (%)...........................................         N/A            N/A         N/A          N/A        0.79        0.82

Ratio of net investment income to average net
   assets (%)....................................        3.27 (c)       2.19        2.01         1.85        1.43        1.00

Portfolio turnover rate (%)......................          26 (c)         22          38           43          23           9
                                                                     242,623                  176,835                 112,775
Net assets, end of period (000)..................$    273,920     $           $  210,034   $           $  112,325  $


                                                                                         Class B
                                                        --------------------------------------------------------------------------
                                                       -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                        ----------------                 Year ended December 31,
                                                       -                ----------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                         -----------    2004     ----------   2002    ------------
                                                                        -           -------------          -----------
                                                                             11.48                    7.18               11.12
Net Asset Value, Beginning of Period...................$      12.76     $           $     9.68  $          $    8.66 $
                                                        ----------------                                    ---------
                                                       -                ------------                       -         -------------

Income From Investment Operations

   Net investment income...............................        0.20           0.19        0.12        0.11      0.06      0.04

   Net realized and unrealized gain (loss) on
      investments......................................        1.06           1.27        1.74        2.51     (1.50)    (2.46)
                                                        ----------------                                    ---------
                                                       -                ------------                       -         -------------

   Total from investment operations....................        1.26           1.46        1.86        2.62     (1.44)    (2.42)
                                                        ----------------                                    ---------
                                                       -                ------------                       -         -------------

Less Distributions

   Distributions from net investment income............       (0.22)         (0.18)      (0.06)      (0.12)    (0.04)    (0.03)

   Distributions from net realized capital gains.......        0.00           0.00        0.00        0.00      0.00     (0.01)
                                                        ----------------                                    ---------
                                                       -                ------------                       -         -------------

   Total distributions.................................       (0.22)         (0.18)      (0.06)      (0.12)    (0.04)    (0.04)
                                                        ----------------                                    ---------
                                                       -                ------------                       -         -------------
                                                                             12.76                    9.68                8.66
Net Asset Value, End of Period.........................$      13.80     $           $    11.48  $          $    7.18 $
                                                        ================                                    =========
                                                       =                ============                       =         =============

Total Return (%).......................................         9.8 (b)       12.9        19.3        37.2     (16.8)    (21.8)(b)

Ratio of operating expenses to average net assets (%)..        0.74 (c)       0.76        0.84        0.96      0.98      0.95 (c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%).......................         N/A            N/A         N/A         N/A      1.04      1.07 (c)

Ratio of net investment income to average net assets
   (%).................................................        3.04 (c)       1.86        1.60        1.45      1.11      0.46 (c)

Portfolio turnover rate (%)............................          26 (c)         22          38          43        23         9
                                                                           145,077                  27,933               4,099
Net assets, end of period (000)........................$    174,609     $           $   73,707  $          $   9,654 $

(a) Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)



                                                                                         Class E
                                                         -------------------------------------------------------------------------
                                                        -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                         ----------------                 Year ended December 31,
                                                        -                ---------------------------------------------------------
                                                                            2005                   2003                 2001(a)
                                                                          ----------    2004     ----------   2002    ------------
                                                                         -          -------------          -----------
                                                                              11.59                   7.25               10.43
Net Asset Value, Beginning of Period....................$      12.90     $          $     9.77  $          $    8.74 $
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Income From Investment Operations

   Net investment income................................        0.23           0.26       0.19        0.13      0.06      0.00

   Net realized and unrealized gain (loss) on
      investments.......................................        1.05           1.23       1.70        2.52     (1.51)    (1.69)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total from investment operations.....................        1.28           1.49       1.89        2.65     (1.45)    (1.69)
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

Less Distributions

   Distributions from net investment income.............       (0.24)         (0.18)     (0.07)      (0.13)    (0.04)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------

   Total distributions..................................       (0.24)         (0.18)     (0.07)      (0.13)    (0.04)     0.00
                                                         ----------------                                   ---------
                                                        -                -----------                       -         -------------
                                                                              12.90                   9.77                8.74
Net Asset Value, End of Period..........................$      13.94     $          $    11.59  $          $    7.25 $
                                                         ================                                   =========
                                                        =                ===========                       =         =============

Total Return (%)........................................         9.9 (b)       13.0       19.4        37.3     (16.7)    (16.2)(b)

Ratio of operating expenses to average net assets (%)...        0.64 (c)       0.66       0.74        0.86      0.88      0.85 (c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)........................         N/A            N/A        N/A         N/A      0.94      0.97 (c)

Ratio of net investment income to average net assets (%)        3.06 (c)       2.05       1.91        1.42      1.02      0.00 (c)

Portfolio turnover rate (%).............................          26 (c)         22         38          43        23         9
                                                                             74,489                 54,269                  61
Net assets, end of period (000).........................$     73,251     $          $   73,449  $          $   9,838 $

(a) Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--95.0% of Total Net Assets




Security Description                  Shares       Value*
---------------------------------------------------------------



Australia--0.3%
                                                                       2,025,176
Macquarie Airports.................   889,601  $
                                                --------------
                                               -


Bermuda--0.3%

Everest Re Group, Ltd..............    24,300      2,103,651
                                                --------------
                                               -


Canada--1.6%

Husky Energy, Inc..................   139,100      8,740,221

Manulife Financial Corp............   129,800      4,117,512
                                                --------------
                                               -
                                                                      12,857,733
                                                --------------
                                               -


Cayman Islands--3.2%

ACE, Ltd...........................    88,300      4,467,097

GlobalSantaFe Corp.................   124,400      7,184,100

Transocean, Inc. (a)...............   120,100      9,646,432

XL Capital, Ltd. (Class A).........    60,500      3,708,650
                                                --------------
                                               -
                                                                      25,006,279
                                                --------------
                                               -


Denmark--0.3%

Novo Nordisk A/S...................    31,800      2,021,056
                                                --------------
                                               -


Finland--0.5%

Fortum Oyj.........................   153,600      3,920,603
                                                --------------
                                               -


France--5.7%

Arkema (a) (b).....................    30,608      1,193,321

JC Decaux S.A. (b).................    17,119        450,922

LVMH Moet Hennessy Louis Vuitton
   S.A.............................    93,661      9,287,242

NicOx S.A. (a).....................    15,070        201,802

Sanofi-Aventis (b).................   145,062     14,143,197

Societe Generale (b)...............    54,771      8,031,996

Technip S.A........................   150,280      8,299,318

Total S.A. (b).....................    51,528      3,376,469
                                                --------------
                                               -
                                                                      44,984,267
                                                --------------
                                               -


Germany--4.3%

Allianz AG.........................    52,682      8,298,245

Bayerische Motoren Werke AG (b)....   144,252      7,188,725

SAP AG.............................    40,542      8,533,425

Siemens AG.........................   110,365      9,593,705
                                                --------------
                                               -
                                                                      33,614,100
                                                --------------
                                               -


Hong Kong--0.4%

Hutchison Whampoa, Ltd.............   314,000      2,869,133
                                                --------------
                                               -


India--2.6%

Hindustan Lever, Ltd...............   906,900      4,539,213

ICICI Bank, Ltd. (ADR) (b).........    74,100      1,752,465

Infosys Technologies, Ltd..........   133,600      9,019,617

Zee Telefilms, Ltd................. 1,007,600      5,310,456
                                                --------------
                                               -
                                                                      20,621,751
                                                --------------
                                               -


Italy--0.4%

Bulgari S.p.A. (b).................   304,400      3,445,137
                                                --------------
                                               -

Security Description                  Shares       Value*
---------------------------------------------------------------



Japan--10.9%
                                                                       2,910,940
Canon, Inc. (b)....................    59,550  $

Chugai Pharmaceutical Co., Ltd. (b)   149,000      3,046,518

Credit Saison Co., Ltd.............    93,300      4,433,326

Fanuc, Ltd.........................    24,600      2,218,846

Hoya Corp..........................   126,900      4,534,013

JGC Corp. (b)......................    96,000      1,661,202

Kao Corp...........................   105,000      2,753,184

KDDI Corp..........................     1,449      8,936,187

Keyence Corp.......................    16,000      4,089,450

Kyocera Corp.......................    28,300      2,198,362

Murata Manufacturing Co., Ltd......    96,300      6,287,450

Nidec Corp. (b)....................    32,100      2,310,309

Nintendo Co., Ltd..................    20,600      3,466,093

Resona Holdings, Inc. (b)..........     1,139      3,610,403

Shionogi & Co., Ltd. (b)...........   301,000      5,353,643

Shiseido Co., Ltd. (b).............   204,130      4,016,003

Sony Corp..........................   226,928      9,997,409

Square Enix Co., Ltd. (b)..........   140,000      2,917,893

Takeda Pharmaceutical Co., Ltd.....    64,000      3,988,188

Toyota Motor Corp..................   130,100      6,802,806
                                                --------------
                                               -
                                                                      85,532,225
                                                --------------
                                               -


Mexico--1.9%

Fomento Economico Mexicano S.A. de
   C.V.............................   549,400      4,623,924

Grupo Modelo S.A. de C.V...........   755,000      2,899,576

Grupo Televisa S.A. (ADR)..........   371,700      7,177,527
                                                --------------
                                               -
                                                                      14,701,027
                                                --------------
                                               -


Netherlands--2.1%

European Aeronautic Defense &
   Space Co........................   284,367      8,138,239

Koninklijke Philips Electronics NV.   265,808      8,302,555
                                                --------------
                                               -
                                                                      16,440,794
                                                --------------
                                               -


Norway--0.3%

Tandberg ASA (b)...................   250,200      2,065,827
                                                --------------
                                               -


Panama--1.2%

Carnival Corp......................   226,700      9,462,458
                                                --------------
                                               -


Singapore--0.1%

Singapore Press Holdings, Ltd......   383,000        995,709
                                                --------------
                                               -


South Korea--2.4%

Hyundai Heavy Industries Co., Ltd..    36,328      4,081,102

Samsung Electronics Co., Ltd.......    11,829      7,549,012

SK Telecom Co., Ltd. (ADR).........   301,300      7,056,446
                                                --------------
                                               -
                                                                      18,686,560
                                                --------------
                                               -


Spain--0.8%

Industria de Diseno Textil S.A.....   148,700      6,262,279
                                                --------------
                                               -


Sweden--5.2%

Hennes & Mauritz AB (Series B) (b).   326,900     12,621,960

Investor AB........................   160,686      2,932,229

Telefonaktiebolaget LM Ericsson
   (Class B)....................... 7,760,600     25,582,389
                                                --------------
                                               -
                                                                      41,136,578
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                  Shares       Value*
---------------------------------------------------------------



Switzerland--3.1%
                                                                       9,037,796
Credit Suisse Group................   162,100  $

Novartis AG........................    76,771      4,144,566

Roche Holding AG...................    59,404      9,792,258

Syngenta AG........................    10,689      1,419,309
                                                --------------
                                               -
                                                                      24,393,929
                                                --------------
                                               -


Taiwan--1.2%

MediaTek, Inc......................   501,000      4,635,227

Taiwan Semiconductor Manufacturing
   Co., Ltd........................ 2,458,685      4,427,607
                                                --------------
                                               -
                                                                       9,062,834
                                                --------------
                                               -


United Kingdom--12.5%

3i Group, Plc......................   216,775      3,609,000

BP, Plc. (ADR).....................    99,100      6,898,351

Burberry Group, Plc................   297,843      2,363,099

Cadbury Schweppes, Plc.............   782,081      7,527,873

Diageo, Plc........................   249,858      4,197,036

GUS, Plc...........................   133,133      2,375,266

HSBC Holdings, Plc.................   456,492      7,991,071

Pearson, Plc.......................   246,782      3,355,222

Prudential, Plc....................   575,732      6,493,024

Reckitt Benckiser, Plc.............   348,878     13,006,900

Royal Bank of Scotland Group, Plc..   353,535     11,604,329

RT Group, Plc. (c) (d).............   282,264              0

Smith & Nephew, Plc................   433,728      3,335,189

Tesco, Plc.........................   865,320      5,337,953

Vodafone Group, Plc................ 8,075,722     17,174,999

WPP Group, Plc.....................   211,865      2,560,492
                                                --------------
                                               -
                                                                      97,829,804
                                                --------------
                                               -


United States--33.7%

3M Co..............................   101,900      8,230,463

Adobe Systems, Inc. (a)............   216,000      6,557,760

Advanced Micro Devices, Inc. (a)...   439,500     10,732,590

Affymetrix, Inc. (b)...............    74,500      1,907,200

Altera Corp. (a)...................   232,200      4,075,110

Amgen, Inc. (a)....................    87,000      5,675,010

AtheroGenics, Inc. (a) (b).........   127,600      1,665,180

Automatic Data Processing, Inc.....   184,400      8,362,540

Avon Products, Inc.................   111,900      3,468,900

Berkshire Hathaway, Inc. (Class B)
   (a).............................     1,550      4,716,650

Biomet, Inc........................   127,500      3,989,475

Boeing Co..........................    63,500      5,201,285

Boston Scientific Corp. (a)........   338,291      5,696,820

Cendant Corp.......................   253,000      4,121,370

Chevron Corp.......................    78,500      4,871,710

Cisco Systems, Inc. (a)............   216,300      4,224,339

Coach, Inc. (a)....................   113,600      3,396,640

Conor Medsystems, Inc. (a) (b).....    46,400      1,280,176

Corning, Inc. (a)..................   342,900      8,294,751

Cree, Inc. (a) (b).................   131,800      3,131,568

eBay, Inc. (a).....................   597,700     17,506,633

Emerson Electric Co................    60,600      5,078,886

Express Scripts, Inc. (a)..........    41,000      2,941,340

Genentech, Inc. (a)................    42,300      3,460,140

Security Description                  Shares       Value*
---------------------------------------------------------------



United States--(Continued)
                                                                       1,695,717
Getty Images, Inc. (a) (b).........    26,700  $

Gilead Sciences, Inc. (a)..........    97,600      5,774,016

International Game Technology......   146,600      5,562,004

International Rectifier Corp. (a)..    94,200      3,681,336

Intuit, Inc. (a)...................   121,600      7,343,424

Johnson & Johnson..................    32,400      1,941,408

JPMorgan Chase & Co................   136,400      5,728,800

Juniper Networks, Inc. (a).........   340,700      5,447,793

Linear Technology Corp.............    48,600      1,627,614

Lockheed Martin Corp...............    51,800      3,716,132

Maxim Integrated Products, Inc.....   114,700      3,683,017

Medtronic, Inc.....................    59,000      2,768,280

Microsoft Corp.....................   525,900     12,253,470

Morgan Stanley.....................   135,800      8,583,918

Nektar Therapeutics (b)............    18,300        335,622

Northern Trust Corp................   135,100      7,471,030

Northrop Grumman Corp..............    57,900      3,709,074

Novell, Inc. (a)...................   526,800      3,492,684

Nuvelo, Inc. (a) (b)...............    57,400        955,710

Qualcomm, Inc......................    97,100      3,890,797

Quest Diagnostics, Inc.............    67,600      4,050,592

Raytheon Co........................    97,100      4,327,747

Sirius Satellite Radio, Inc. (b)... 1,664,270      7,905,283

Starbucks Corp. (a)................   111,200      4,198,912

The Walt Disney Co.................   170,800      5,124,000

Theravance, Inc. (a) (b)...........    62,200      1,423,136

Tiffany & Co.......................    79,700      2,631,694

Wal-Mart Stores, Inc...............   168,200      8,102,194

Wyeth Pharmaceuticals..............    70,700      3,139,787

Xilinx, Inc........................   103,300      2,339,745

Yahoo!, Inc. (a)...................    57,700      1,904,100
                                                --------------
                                               -
                                                                     263,395,572
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $742,589,496)..              743,434,482
                                                --------------
                                               -

Preferred Stock--2.0%
---------------------------------------------------------------


Brazil--0.9%

Empresa Brasileira de Aeronautica
   S.A. (ADR)......................   185,000      6,746,950
                                                --------------
                                               -


Germany--0.5%

Porsche AG.........................     4,454      4,293,883
                                                --------------
                                               -


Mexico--0.6%

Companhia de Bebidas das Americas
   (ADR)...........................   109,100      4,500,375
                                                --------------
                                               -

Total Preferred Stock
   (Identified Cost $14,534,482)...               15,541,208
                                                --------------
                                               -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments--2.5%



                                      Face
Security Description                 Amount        Value*
---------------------------------------------------------------


United States--2.5%
                                                                       3,693,003
Federal National Mortgage
   Association
   4.908%, 07/05/06..............$  3,695,000  $

State Street Corp. Repurchase
   Agreement dated 06/30/06 at
   3.000% to be repurchased at
   $15,573,893 on 07/03/06
   collateralized by $15,925,000
   U.S. Treasury Note 5.125% due
   06/30/11 with a value of
   $15,885,188...................  15,570,000     15,570,000
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $19,263,003).                 19,263,003
                                                --------------
                                               -

Total Investments--99.5%
   (Identified Cost
   $776,386,981) (e).............                778,238,693

Other assets less liabilities....                  4,238,435
                                                --------------
                                               -
                                                                     782,477,128
Total Net Assets--100%............              $
                                                ==============
                                               =

(a)      Non-Income Producing.
(b) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $63,580,175 and the collateral received consisted of cash in the amount of $65,981,080.
(c)      Non-Income Producing; issuer filed under Chapter 11 of the Federal
         Bankruptcy Code. (d) Zero Valued Security. (e) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $776,386,981 and the composition of unrealized appreciation and depreciation of investment securities was $30,608,402 and $(28,756,690), respectively.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.


                                                                   Percentage of
Ten Largest Industries as of                Total Net Assets
June 30, 2006                               ------------------
--------------------------------------------

Semiconductors & Semiconductor Equipment...             6.6%

Pharmaceuticals............................             6.5%

Communications Equipment...................             6.1%

Software...................................             5.3%

Commercial Banks...........................             5.1%

Insurance..................................             4.3%

Wireless Telecommunication Services........             4.2%

Media......................................             4.1%

Aerospace & Defense........................             4.1%

Oil, Gas & Consumable Fuels................             3.6%

                                  *See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              778,238,693
   Investments at value...........                                                                         $

   Cash...........................                                                                                    937

   Foreign cash at value..........                                                                              2,636,217

   Collateral for securities loaned                                                                            65,981,080

   Receivable for:

      Securities sold.............                                                                                265,651

      Fund shares sold............                                                                                810,681

      Accrued interest and dividends                                                                            1,403,241

      Foreign taxes...............                                                                                100,226
                                                                                                            ----------------
                                                                                                           -

         Total Assets.............                                                                            849,436,726

Liabilities

   Payable for:

      Fund shares redeemed........                                                          $     355,619

      Withholding taxes...........                                                                 82,868

      Return of collateral for securities loaned                                               65,981,080

   Accrued expenses:

      Management fees.............                                                                327,057

      Service and distribution fees                                                                37,742

      Other expenses..............                                                                175,232
                                                                                             --------------
                                                                                            -

         Total Liabilities........                                                                             66,959,598
                                                                                                            ----------------
                                                                                                           -
                                                                                                              782,477,128
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              768,200,617
      Capital paid in.............                                                                         $

      Undistributed net investment income                                                                       3,507,340

      Accumulated net realized gains                                                                            8,906,023

      Unrealized appreciation on investments and foreign currency                                               1,863,148
                                                                                                            ----------------
                                                                                                           -
                                                                                                              782,477,128
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    14.89
Net asset value and redemption price per share ($582,898,425 divided by 39,145,852 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    14.86
Net asset value and redemption price per share ($176,822,621 divided by 11,898,017 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    14.85
Net asset value and redemption price per share ($22,756,082 divided by 1,532,021 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =
                                                                                                              776,386,981
Identified cost of investments....                                                                         $
                                                                                                            ================
                                                                                                           =
                                                                                                                2,626,675
Identified cost of foreign cash...                                                                         $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                    5,299,998(a)
   Dividends......................                                                              $

   Interest.......................                                                                    249,151(b)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                    5,549,149

Expenses

   Management fees................                                      $   1,245,929

   Service and distribution fees--Class B                                      102,928

   Service and distribution fees--Class E                                       16,846

   Directors' fees and expenses...                                             10,574

   Custodian......................                                            164,168

   Audit and tax services.........                                             15,842

   Legal..........................                                              4,579

   Printing.......................                                             80,242

   Insurance......................                                              2,162

   Miscellaneous..................                                              2,257
                                                                         -----------------------
                                                                        -

   Total Expenses.................                                                                  1,645,527
                                                                                                 ---------------------------
                                                                                                -

Net Investment Income.............                                                                  3,903,622
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net................                                          8,343,198

   Futures contracts--net..........                                            (35,824)

   Foreign currency transactions--net                                          697,432               9,004,806
                                                                         -----------------------
                                                                        -
Unrealized appreciation (depreciation) on:

   Investments--net................                                        (33,877,754)

   Foreign currency transactions--net                                            2,421             (33,875,333)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net loss..........................                                                                (24,870,527)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                  (20,966,905)
Net Decrease in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Net of foreign taxes of $517,482. (b) Includes income on securities loaned of $84,287.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                           ---------------       2005
                                                                                          -               ------------------

From Operations
                                                                                                                1,974,347
   Net investment income..................................................................$    3,903,622  $

   Net realized gain......................................................................     9,004,806       31,727,129

   Unrealized appreciation (depreciation).................................................   (33,875,333)       2,587,913
                                                                                           ---------------
                                                                                          -               ------------------

   Increase (decrease) in net assets from operations......................................   (20,966,905)      36,289,389
                                                                                           ---------------
                                                                                          -               ------------------

   From Distributions to Shareholders

      Net investment income

         Class A..........................................................................    (6,101,747)      (1,195,708)

         Class B..........................................................................    (1,075,045)         (28,384)

         Class E..........................................................................      (559,487)         (72,970)
                                                                                           ---------------
                                                                                          -               ------------------

(7,736,279) (1,297,062)
                                                                                           ---------------
                                                                                          -               ------------------

      Net realized gain

         Class A..........................................................................    (4,715,671)               0

         Class B..........................................................................      (926,967)               0

         Class E..........................................................................      (454,856)               0
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                              (6,097,494)               0
                                                                                           ---------------
                                                                                          -               ------------------

   Total distributions....................................................................   (13,833,773)      (1,297,062)
                                                                                           ---------------
                                                                                          -               ------------------

   Increase in net assets from capital share transactions.................................   542,776,733       25,378,718
                                                                                           ---------------
                                                                                          -               ------------------

   Total increase in net assets...........................................................   507,976,055       60,371,045


Net Assets

   Beginning of the period................................................................   274,501,073      214,130,028
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                                              274,501,073
   End of the period......................................................................$  782,477,128  $
                                                                                           ===============
                                                                                          =               ==================

Undistributed Net Investment Income
                                                                                                                7,339,997
   End of the period......................................................................$    3,507,340  $
                                                                                           ===============
                                                                                          =               ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                             June 30, 2006                  Year ended
                                                                      -----------------------------      December 31, 2005
                                                                     -                             -----------------------------
                                                                         Shares                       Shares
                                                                      -------------       $         ------------       $
                                                                     -             -----------------            ----------------

Class A
                                                                                      402,358,877                  40,627,131
   Sales.............................................................  25,510,611  $                 2,951,153  $

   Reinvestments.....................................................     687,257      10,817,418       93,269      1,195,708

   Redemptions.......................................................  (2,012,414)    (31,098,681)  (2,999,866)   (41,159,654)
                                                                      -------------                 ------------
                                                                     -             -----------------            ----------------
                                                                                      382,077,614                     663,185
   Net increase......................................................  24,185,454  $                   44,556  $
                                                                      =============
                                                                     =             ================

Class B
                                                                                      163,467,619                  24,687,695
   Sales.............................................................  10,407,180  $                 1,767,004  $

   Reinvestments.....................................................     127,354       2,002,012        2,219         28,384

   Redemptions.......................................................    (482,212)     (7,290,533)    (203,081)    (2,819,690)
                                                                      -------------                 ------------
                                                                     -             -----------------            ----------------
                                                                                      158,179,098                  21,896,389
   Net increase......................................................  10,052,322  $                 1,566,142  $
                                                                      =============
                                                                     =             ================

Class E
                                                                                        4,557,593                   7,300,604
   Sales.............................................................     291,836  $                   525,760  $

   Reinvestments.....................................................      64,608       1,014,343        5,705         72,970

   Redemptions.......................................................    (197,294)     (3,051,915)    (331,933)    (4,554,430)
                                                                      -------------                 ------------
                                                                     -             -----------------            ----------------

   Net increase......................................................     159,150  $  2,520,021        199,532  $2,819,144
                                                                      =============
                                                                     =             ================

   Increase derived from capital share transactions..................  34,396,926  $542,776,733       1,810,230  $25,378,718
                                                                      =============
                                                                     =             ================

                                   See accompanying notes to financial
statements.








Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       13.09                     8.98                   14.62
Net Asset Value, Beginning of Period.............$      15.11     $           $    11.43   $           $    10.86  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.05           0.12        0.11         0.14        0.13        0.35

   Net realized and unrealized gain (loss) on
      investments................................        0.45           1.98        1.74         2.52       (1.84)      (2.55)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        0.50           2.10        1.85         2.66       (1.71)      (2.20)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.41)         (0.08)      (0.19)       (0.21)      (0.17)      (0.31)

   Distributions from net realized capital gains.       (0.31)          0.00        0.00         0.00        0.00       (1.25)
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (0.72)         (0.08)      (0.19)       (0.21)      (0.17)      (1.56)
                                                  ----------------
                                                 -                ------------
                                                                       15.11                    11.43                   10.86
Net Asset Value, End of Period...................$      14.89     $           $    13.09   $           $     8.98  $
                                                  ================
                                                 =                ============

Total Return (%).................................         3.0 (b)       16.2        16.4         30.5       (16.0)      (16.1)

Ratio of operating expenses to average net
   assets (%)....................................        0.67 (c)       0.93        0.81         0.84        0.81        0.80

Ratio of net investment income to average net
   assets (%)....................................        1.73 (c)       0.87        0.95         1.35        1.27        2.90

Portfolio turnover rate (%)......................         159 (c)        115          79           65          45          36
                                                                     226,037                  179,334                 183,296
Net assets, end of period (000)..................$    582,898     $           $  195,181   $           $  143,518  $






                                                                         Class B
                                    ------------------------------------
                                   -
                                      Six months
                                        ended
                                       June 30,
                                         2006           Year ended
                                    ---------------    December 31,
                                   -               ---------------------
                                                                            2005
                                                              ---------  2004(a)
                                                   -         -----------
                                                                           13.04
Net Asset Value, Beginning of
   Period..........................$     15.06     $         $  11.59
                                    ---------------
                                   -               ----------

Income From Investment Operations

   Net investment income...........       0.18          0.05     0.02

   Net realized and unrealized
      gain (loss) on investments...       0.29          2.02     1.43
                                    ---------------
                                   -               ----------

   Total from investment operations       0.47          2.07     1.45
                                    ---------------
                                   -               ----------

Less Distributions

   Distributions from net
      investment income............      (0.36)        (0.05)    0.00

   Distributions from net realized
      capital gains................      (0.31)         0.00     0.00
                                    ---------------
                                   -               ----------

   Total distributions.............      (0.67)        (0.05)    0.00
                                    ---------------
                                   -               ----------
                                                                           15.06
Net Asset Value, End of Period.....$     14.86     $         $  13.04
                                    ===============
                                   =               ==========

Total Return (%)...................        2.9 (b)      16.0     12.5(b)

Ratio of operating expenses to
   average net assets (%)..........       0.92 (c)      1.18     1.06(c)

Ratio of net investment income to
   average net assets (%)..........       1.70 (c)      0.53     0.54(c)

Portfolio turnover rate (%)........        159 (c)       115       79
                                                                          27,790
Net assets, end of period (000)....$   176,823     $         $  3,646





                                                                         Class E
                                          -------------------------------------------------------------------
                                         -
                                           Six months
                                                                           ended
                                            June 30,
                                                                            2006
                                          --------------               Year ended December 31,
                                         -              -----------------------------------------------------
                                                           2005                  2003              2001(a)
                                                         ----------   2004     ---------  2002    -----------
                                                        -          ------------         ----------
                                                            13.04                  8.96             12.21
Net Asset Value, Beginning of Period.....$     15.06    $          $   11.40  $         $  10.85 $
                                          --------------
                                         -              -----------

Income From Investment Operations

   Net investment income.................       0.08         0.11       0.11       0.13     0.19     0.00

   Net realized and unrealized gain
      (loss) on investments..............       0.41         1.97       1.71       2.52    (1.91)   (1.36)
                                          --------------
                                         -              -----------

   Total from investment operations......       0.49         2.08       1.82       2.65    (1.72)   (1.36)
                                          --------------
                                         -              -----------

Less Distributions

   Distributions from net investment
      income.............................      (0.39)       (0.06)     (0.18)     (0.21)   (0.17)    0.00

   Distributions from net realized
      capital gains......................      (0.31)        0.00       0.00       0.00     0.00     0.00
                                          --------------
                                         -              -----------

   Total distributions...................      (0.70)       (0.06)     (0.18)     (0.21)   (0.17)    0.00
                                          --------------
                                         -              -----------
                                                            15.06                 11.40             10.85
Net Asset Value, End of Period...........$     14.85    $          $   13.04  $         $   8.96 $
                                          ==============
                                         =              ===========

Total Return (%).........................        2.9 (b)     16.1       16.1       30.4    (16.1)   (11.1)(b)

Ratio of operating expenses to average
   net assets (%)........................       0.82 (c)     1.08       0.96       0.99     0.96     0.95 (c)

Ratio of net investment income to
   average net assets (%)................       1.26 (c)     0.71       0.81       1.08     1.18     0.95 (c)

Portfolio turnover rate (%)..............        159 (c)      115         79         65       45       36
                                                           20,674                10,515                47
Net assets, end of period (000)..........$    22,756    $          $  15,303  $         $  2,870 $

(a)  Commencement of operations was April 26, 2004 and May 1, 2001 for Classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d)  The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.






Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)






Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--64.0% of Total Net Assets




Security Description                 Shares        Value*
---------------------------------------------------------------



Aerospace & Defense--1.1%
                                                                       9,736,722
L-3 Communications Holdings, Inc...  129,100  $

Raytheon Co........................  217,700        9,702,889
                                               ---------------
                                              -
                                                                      19,439,611
                                               ---------------
                                              -


Air Freight & Logistics--0.5%

Ryder System, Inc..................  140,800        8,226,944
                                               ---------------
                                              -


Automobiles--0.4%

Harley-Davidson, Inc. (a)..........  134,700        7,393,683
                                               ---------------
                                              -


Beverages--1.1%

PepsiCo, Inc.......................  211,000       12,668,440

The Pepsi Bottling Group, Inc......  223,200        7,175,880
                                               ---------------
                                              -
                                                                      19,844,320
                                               ---------------
                                              -


Biotechnology--0.3%

Amgen, Inc. (b)....................   91,900        5,994,637
                                               ---------------
                                              -


Capital Markets--2.2%

Lehman Brothers Holdings, Inc......  133,600        8,704,040

State Street Corp..................  155,000        9,003,950

The Bear Stearns Co., Inc..........   61,900        8,670,952

The Goldman Sachs Group, Inc.......   73,400       11,041,562
                                               ---------------
                                              -
                                                                      37,420,504
                                               ---------------
                                              -


Chemicals--1.0%

The Dow Chemical Co................  272,700       10,643,481

The Lubrizol Corp..................  155,600        6,200,660
                                               ---------------
                                              -
                                                                      16,844,141
                                               ---------------
                                              -


Commercial Banks--1.3%

KeyCorp............................  251,400        8,969,952

U.S. Bancorp.......................  426,200       13,161,056
                                               ---------------
                                              -
                                                                      22,131,008
                                               ---------------
                                              -


Communications Equipment--1.8%

Cisco Systems, Inc. (b)............  982,500       19,188,225

Motorola, Inc......................  609,900       12,289,485
                                               ---------------
                                              -
                                                                      31,477,710
                                               ---------------
                                              -


Computers & Peripherals--2.0%

Hewlett-Packard Co.................  399,500       12,656,160

International Business Machines
   Corp............................  278,000       21,355,960
                                               ---------------
                                              -
                                                                      34,012,120
                                               ---------------
                                              -


Consumer Finance--0.6%

American Express Co................  203,800       10,846,236
                                               ---------------
                                              -


Containers & Packaging--0.3%

Temple-Inland, Inc.................  135,600        5,813,172
                                               ---------------
                                              -


Diversified Financial Services--5.4%

Bank of America Corp...............  573,600       27,590,160

CIT Group, Inc.....................  187,000        9,778,230

Security Description                 Shares        Value*
---------------------------------------------------------------



Diversified Financial
   Services--(Continued)
                                                                      32,200,200
Citigroup, Inc.....................  667,500  $

JPMorgan Chase & Co................  548,300       23,028,600
                                               ---------------
                                              -
                                                                      92,597,190
                                               ---------------
                                              -


Diversified Telecommunication Services--1.7%

AT&T, Inc..........................  556,200       15,512,418

Embarq Corp........................   17,868          732,409

Verizon Communications, Inc........  368,807       12,351,346
                                               ---------------
                                              -
                                                                      28,596,173
                                               ---------------
                                              -


Electric Utilities--1.3%

FirstEnergy Corp...................  151,400        8,207,394

PPL Corp...........................  416,700       13,459,410
                                               ---------------
                                              -
                                                                      21,666,804
                                               ---------------
                                              -


Electrical Equipment--0.5%

Emerson Electric Co................  102,900        8,624,049
                                               ---------------
                                              -


Electronic Equipment &
   Instruments--0.3%

Vishay Intertechnology, Inc. (b)...  360,900        5,676,957
                                               ---------------
                                              -


Energy Equipment & Services--1.2%

BJ Services Co.....................  158,600        5,909,436

Nabors Industries, Ltd. (a) (b)....  177,800        6,007,862

Patterson-UTI Energy, Inc..........  335,100        9,486,681
                                               ---------------
                                              -
                                                                      21,403,979
                                               ---------------
                                              -


Food & Staples Retailing--0.3%

The Kroger Co. (b).................  263,700        5,764,482
                                               ---------------
                                              -


Food Products--0.9%

Archer-Daniels-Midland Co..........  194,700        8,037,216

General Mills, Inc.................  149,600        7,728,336
                                               ---------------
                                              -
                                                                      15,765,552
                                               ---------------
                                              -


Health Care Equipment &
   Supplies--1.9%

Beckman Coulter, Inc...............  127,700        7,093,735

Becton, Dickinson & Co.............  122,900        7,512,877

Dade Behring Holdings, Inc.........  139,400        5,804,616

Invitrogen Corp. (b)...............   99,000        6,540,930

Waters Corp. (b)...................  148,100        6,575,640
                                               ---------------
                                              -
                                                                      33,527,798
                                               ---------------
                                              -


Health Care Providers &
   Services--1.8%

Aetna, Inc.........................  221,000        8,824,530

Coventry Health Care, Inc. (b).....  177,911        9,774,430

HCA, Inc...........................  140,900        6,079,835

McKesson Corp......................  128,600        6,080,208
                                               ---------------
                                              -
                                                                      30,759,003
                                               ---------------
                                              -


Hotels, Restaurants & Leisure--0.9%

McDonald's Corp....................  279,900        9,404,640

MGM MIRAGE (b).....................  145,500        5,936,400
                                               ---------------
                                              -
                                                                      15,341,040
                                               ---------------
                                              -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                 Shares        Value*
---------------------------------------------------------------



Household Durables--1.1%
                                                                       7,661,979
Fortune Brands, Inc...............   107,900  $

Newell Rubbermaid, Inc. (a).......   221,600        5,723,928

The Black & Decker Corp...........    65,000        5,489,900
                                               ---------------
                                              -
                                                                      18,875,807
                                               ---------------
                                              -


Household Products--0.8%

Colgate-Palmolive Co..............   168,800       10,111,120

The Procter & Gamble Co...........    81,200        4,514,720
                                               ---------------
                                              -
                                                                      14,625,840
                                               ---------------
                                              -


Industrial Conglomerates--2.9%

Anacomp, Inc. (Class B) (b).......         1               10

General Electric Co............... 1,351,030       44,529,949

Textron, Inc......................    70,100        6,461,818
                                               ---------------
                                              -
                                                                      50,991,777
                                               ---------------
                                              -


Insurance--3.1%

American International Group, Inc.   112,200        6,625,410

Genworth Financial, Inc. (Class A)   195,900        6,825,156

Prudential Financial, Inc.........   107,600        8,360,520

The Allstate Corp.................   157,300        8,609,029

The Chubb Corp....................   170,700        8,517,930

The St. Paul Travelers Cos., Inc..   226,500       10,097,370

W.R. Berkley Corp.................   149,675        5,108,408
                                               ---------------
                                              -
                                                                      54,143,823
                                               ---------------
                                              -


Internet Software & Services--0.9%

eBay, Inc. (b)....................   161,400        4,727,406

Google, Inc. (Class A) (b)........    10,100        4,235,233

VeriSign, Inc. (b)................   294,800        6,830,516
                                               ---------------
                                              -
                                                                      15,793,155
                                               ---------------
                                              -


IT Services--0.7%

Computer Sciences Corp. (b).......   122,800        5,948,432

Sabre Holdings Corp. (Class A) (a)   297,500        6,545,000
                                               ---------------
                                              -
                                                                      12,493,432
                                               ---------------
                                              -


Machinery--1.5%

Caterpillar, Inc..................   122,900        9,153,592

Ingersoll-Rand Co., Ltd. (Class A)   163,900        7,011,642

PACCAR, Inc.......................   112,500        9,267,750
                                               ---------------
                                              -
                                                                      25,432,984
                                               ---------------
                                              -


Media--2.1%

The McGraw-Hill Cos., Inc.........   116,700        5,861,841

The Walt Disney Co................   577,400       17,322,000

Time Warner, Inc..................   747,714       12,935,452
                                               ---------------
                                              -
                                                                      36,119,293
                                               ---------------
                                              -


Metals & Mining--0.6%

Nucor Corp........................   204,300       11,083,275
                                               ---------------
                                              -


Multi-Utilities--1.1%

PG&E Corp.........................   309,200       12,145,376

Sempra Energy.....................   145,200        6,603,696
                                               ---------------
                                              -
                                                                      18,749,072
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Multiline Retail--1.0%
                                                                       7,271,355
Dillard's, Inc. (Class A) (a).....   228,300  $

J.C. Penney Co., Inc..............   141,200        9,532,412
                                               ---------------
                                              -
                                                                      16,803,767
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--5.1%

Chevron Corp......................   371,900       23,080,114

ConocoPhillips....................   213,000       13,957,890

Devon Energy Corp.................   149,600        9,037,336

Exxon Mobil Corp..................   409,800       25,141,230

Marathon Oil Corp.................   102,600        8,546,580

Valero Energy Corp................   123,300        8,201,916
                                               ---------------
                                              -
                                                                      87,965,066
                                               ---------------
                                              -


Pharmaceuticals--4.1%

Abbott Laboratories...............   152,200        6,637,442

Johnson & Johnson.................    96,000        5,752,320

Merck & Co., Inc..................   447,100       16,287,853

Pfizer, Inc....................... 1,088,825       25,554,723

Wyeth Pharmaceuticals.............   372,100       16,524,961
                                               ---------------
                                              -
                                                                      70,757,299
                                               ---------------
                                              -


Real Estate--0.4%

Simon Property Group, Inc. (REIT).    81,100        6,726,434
                                               ---------------
                                              -


Road & Rail--1.2%

Con-way, Inc......................   155,000        8,979,150

Union Pacific Corp................   129,500       12,038,320
                                               ---------------
                                              -
                                                                      21,017,470
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--1.9%

Advanced Micro Devices, Inc. (b)..   149,100        3,641,022

Freescale Semiconductor, Inc.
   (Class A) (b)..................   175,250        5,082,250

Freescale Semiconductor, Inc.
   (Class B) (b)..................   175,250        5,152,350

Lam Research Corp. (b)............   121,400        5,659,668

MEMC Electronic Materials, Inc.
   (b)............................   184,100        6,903,750

Texas Instruments, Inc............   182,600        5,530,954
                                               ---------------
                                              -
                                                                      31,969,994
                                               ---------------
                                              -


Software--2.0%

Amdocs, Ltd. (b)..................   182,700        6,686,820

McAfee, Inc. (b)..................   260,100        6,312,627

Microsoft Corp....................   441,700       10,291,610

Oracle Corp. (b)..................   823,600       11,933,964
                                               ---------------
                                              -
                                                                      35,225,021
                                               ---------------
                                              -


Specialty Retail--2.2%

American Eagle Outfitters, Inc....   298,700       10,167,748

Barnes & Noble, Inc. (b)..........   121,720        4,442,780

Limited Brands, Inc...............   405,700       10,381,863

The Home Depot, Inc...............   346,400       12,397,656
                                               ---------------
                                              -
                                                                      37,390,047
                                               ---------------
                                              -


Textiles, Apparel & Luxury Goods--0.3%

NIKE, Inc. (Class B)..............    63,500        5,143,500
                                               ---------------
                                              -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)




Security Description                Shares         Value*
---------------------------------------------------------------



Thrifts & Mortgage Finance--0.7%
                                                                       5,784,352
Countrywide Financial Corp......     151,900  $

Washington Mutual, Inc..........     155,000        7,064,900
                                               ---------------
                                              -
                                                                      12,849,252
                                               ---------------
                                              -


Tobacco--1.1%

Altria Group, Inc...............     115,700        8,495,851

Reynolds American, Inc. (a).....      83,500        9,627,550
                                               ---------------
                                              -
                                                                      18,123,401
                                               ---------------
                                              -


Wireless Telecommunication Services--0.4%

Sprint Nextel Corp..............     357,061        7,137,649
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost
   $1,044,532,359)..............                1,108,584,471
                                               ---------------
                                              -

Fixed Income--38.2%
                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Aerospace & Defense--0.0%

L-3 Communications Holdings,
   Inc.
   6.375%, 10/15/15.............$     75,000           71,625

United Technologies Corp.
   8.875%, 11/15/19.............     250,000          312,532
                                               ---------------
                                              -
                                                                         384,157
                                               ---------------
                                              -


Asset Backed--6.0%

Ares VIII CLO, Ltd. (144A)
   7.864%, 02/26/16 (c).........   1,150,000        1,166,997

Bank One Credit Card Issuance
   Trust
   4.859%, 12/15/10.............   4,300,000        4,307,884

BMW Vehicle Owner Trust
   4.040%, 02/25/09 (c).........   5,450,000        5,389,339

Capital Auto Receivables Asset
   4.050%, 07/15/09 (c).........   4,950,000        4,875,800

Capital Transition Funding, LLC
   5.010%, 01/15/10.............   2,673,604        2,656,706

Chase Credit Card Issuance Trust
   5.071%, 07/15/11.............   4,125,000        4,123,721

Chase Credit Card Owner Trust
   5.309%, 02/15/11 (c).........   6,000,000        6,013,992

Citibank Credit Card Issuance
   Trust
   2.550%, 01/20/09.............   5,341,000        5,255,821

Credit Suisse First Boston
   3.938%, 05/15/38 (c).........   4,000,000        3,581,188

CWABS, Inc.
   7.048%, 12/25/31 (c).........     256,797          257,012

DaimlerChrysler Auto Owner Trust
   3.490%, 12/08/08.............   6,900,000        6,825,449

   5.330%, 08/08/10.............   4,450,000        4,434,003

Discover Card Master Trust
   5.229%, 04/16/10 (c).........   6,550,000        6,553,106

Ford Credit Auto Owner Trust
   4.170%, 01/15/09 (c).........   4,975,000        4,923,585

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Asset Backed--(Continued)
                                                                         821,999
GE Business Loan Trust (144A)
   6.499%, 04/15/31 (c).........$    804,052  $

Hedged Mutual Fund Fee Trust
   (144A)
   5.220%, 11/30/10.............     248,234          246,993

Knollwood CDO, Ltd. (144A)
   8.223%, 02/08/39 (c).........     749,872          738,781

Long Beach Mortgage Loan Trust
   6.423%, 03/25/34 (c).........   1,375,000        1,385,138

MBNA Credit Card Master Note
   Trust
   3.300%, 07/15/10.............   4,475,000        4,320,250

   4.900%, 07/15/11.............   4,800,000        4,730,569

   5.071%, 09/15/11 (c).........   6,275,000        6,275,000

   6.550%, 12/15/08.............   3,325,000        3,326,801

Nissan Auto Receivables
   2.700%, 12/17/07.............   2,416,289        2,399,343

Residential Asset Securities
   Corp.
   5.413%, 01/25/36 (c).........   3,793,342        3,794,209

   5.423%, 10/25/28 (c).........   3,866,572        3,867,373

Structured Asset Investment
   Loan Trust
   7.273%, 04/25/33 (c).........   1,425,000        1,426,944

Structured Asset Securities
   Corp.
   6.423%, 06/25/32 (c).........     459,861          465,526

USAA Auto Owner Trust
   5.320%, 09/15/10.............   5,700,000        5,678,673

Washington Mutual Assets
   Securities Corp.
   4.240%, 05/25/36.............   4,025,788        3,924,984
                                               ---------------
                                              -
                                                                     103,767,186
                                               ---------------
                                              -


Automobiles--0.0%

DaimlerChrysler N.A. Holding
   Corp.
   8.500%, 01/18/31.............     395,000          447,249
                                               ---------------
                                              -


Capital Markets--0.8%

JPMorgan Chase & Co.
   5.350%, 03/01/07.............   4,285,000        4,276,254

Morgan Stanley
   5.050%, 01/21/11.............   1,580,000        1,532,316

   5.286%, 03/07/08 (c).........   7,470,000        7,470,105

   6.750%, 04/15/11.............     550,000          571,024
                                               ---------------
                                              -
                                                                      13,849,699
                                               ---------------
                                              -


Commercial Banks--1.3%

Bank of America Corp.
   4.960%, 03/24/09 (c).........   4,925,000        4,926,630

Bank of New York
   3.800%, 02/01/08.............     775,000          754,149

First National Bank of Boston
   7.375%, 09/15/06.............     800,000          802,613

HBOS, Plc.
   3.750%, 09/30/08.............   1,780,000        1,710,496

HSBC Bank, N.A.
   3.870%, 06/07/07.............   3,850,000        3,786,113

RBS Capital Trust I
   4.709%, 12/29/49 (a) (c).....     230,000          207,891

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                                       1,386,455
U.S. Bank N.A.
   2.850%, 11/15/06..............$ 1,400,000  $

   4.400%, 08/15/08..............  1,375,000       1,344,856

USB Capital IX
   6.189%, 03/29/49 (c)..........    680,000         664,965

Wachovia Corp.
   4.375%, 08/15/08..............    835,000         814,037

   5.489%, 03/23/09 (c)..........  2,875,000       2,872,962

Wells Fargo & Co.
   4.200%, 01/15/10..............    855,000         817,055

   4.625%, 08/09/10 (a)..........  1,710,000       1,649,591

   4.875%, 01/12/11..............    590,000         571,632
                                               ---------------
                                              -
                                                                      22,309,445
                                               ---------------
                                              -


Commercial Mortgage-Backed Securities--6.7%

Bank of America Commercial
   Mortgage, Inc.
   4.894%, 11/10/42 (c)..........  3,630,000       3,507,974

   5.118%, 07/11/43..............  5,365,000       5,199,818

   7.333%, 10/15/09..............  3,785,000       3,954,581

Bear Stearns Commercial Mortgage
   Securities, Inc.
   4.361%, 06/11/41..............  3,347,282       3,251,343

   4.674%, 06/11/41..............    930,000         851,838

   5.920%, 10/15/36..............  1,897,930       1,906,248

Chase Commerical Mortgage
   Security Corp.
   7.319%, 10/15/32..............  1,575,000       1,653,635

Credit Suisse First Boston
   Mortgage Trust
   4.940%, 12/15/35..............  4,405,000       4,201,889

   5.603%, 07/15/35..............  3,850,000       3,815,688

   5.183%, 11/15/36..............  4,205,000       4,079,648

   7.325%, 04/15/62..............  3,097,835       3,129,377

CWABS, Inc.
   5.443%, 12/25/35..............  4,737,358       4,738,141

First United National Bank
   Commercial Mortgage Trust
   6.663%, 01/12/43..............  3,710,000       3,837,133

GE Capital Commercial Mortgage
   Corp.
   4.578%, 06/10/48..............  3,480,000       3,292,140

   4.996%, 12/10/37..............  4,340,000       4,174,654

   6.269%, 12/10/35..............  3,440,000       3,521,954

GGP Mall Properties Trust (144A)
   5.558%, 11/15/11..............  2,573,263       2,570,734

GMAC Commercial Mortgage
   Services, Inc.
   7.455%, 08/16/33..............  3,302,893       3,473,579

GS Mortgage Securities Corp. II
   5.553%, 04/10/38..............  1,440,000       1,405,198

Harborview Mortgage Loan Trust
   5.562%, 11/19/35 (c)..........  3,837,192       3,849,517

IMPAC CMB Trust
   7.692%, 01/25/33 (c)..........    160,980         161,218

Indymac MBS, Inc.
   6.103%, 09/25/35 (c)..........  5,009,744       5,057,386

JPMorgan Chase Commercial
   Mortgage Trust
   4.738%, 07/15/42..............  1,590,000       1,462,597

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)
                                                                         178,306
JPMorgan Commercial Mortgage
   Finance Corp.
   6.658%, 10/15/35 (c).........$    175,000  $

   7.239%, 09/15/29.............   6,869,000        7,028,914

JPMorgan Commercial Mortgage
   Trust
   7.351%, 09/15/29.............   3,945,000        4,153,641

LB-UBS Commercial Mortgage Trust
   3.636%, 08/15/08.............   2,375,316        2,294,773

   4.023%, 09/15/26.............   2,650,000        2,573,016

   4.071%, 09/15/26.............   2,512,072        2,413,608

   5.642%, 12/15/25 (c).........   3,447,162        3,445,422

   5.934%, 12/15/25.............   1,600,000        1,613,484

   7.950%, 05/15/25 (c).........   3,660,000        3,909,847

Morgan Stanley Capital I, Inc.
   6.630%, 07/15/30.............   1,025,000        1,041,442

Salomon Brothers Mortgage
   Securities VII, Inc.
   6.499%, 10/13/11.............   3,920,000        4,036,034

Salomon Brothers Mortgage
   Securities VII, Inc. (144A)
   6.134%, 02/18/34.............     500,464          499,984

UBS Westfield Trust (144A)
   6.155%, 07/14/16.............   3,278,621        3,320,273

Washington Mutual, Inc.
   3.423%, 04/25/33 (c).........   3,703,256        3,593,269

   3.695%, 05/25/33 (c).........   2,700,000        2,590,736
                                               ---------------
                                              -
                                                                     115,789,039
                                               ---------------
                                              -


Commercial Services &
   Supplies--0.0%

United Rentals, Inc.
   6.500%, 02/15/12.............      75,000           70,875
                                               ---------------
                                              -


Computers & Peripherals--0.0%

Sungard Data Systems, Inc.
   (144A)
   9.431%, 08/15/13 (c).........      40,000           41,850
                                               ---------------
                                              -


Containers & Packaging--0.0%

Ball Corp.
   6.875%, 12/15/12.............     530,000          519,400
                                               ---------------
                                              -


Diversified Financial
   Services--2.0%

AES Ironwood, LLC
   8.857%, 11/30/25.............     129,247          139,587

American Real Estate Partners
   7.125%, 02/15/13.............      80,000           76,800

   8.125%, 06/01/12.............     145,000          144,638

BCP Crystal U.S. Holdings Corp.
   9.625%, 06/15/14 (a).........      10,000           10,850

Citigroup, Inc.
   3.500%, 02/01/08.............   9,835,000        9,524,076

   4.125%, 02/22/10.............   3,150,000        2,994,822

   5.500%, 08/09/06.............   3,710,000        3,710,382

General Electric Capital Corp.
   3.450%, 07/16/07.............   6,125,000        5,992,578

   4.125%, 09/01/09 (a).........   2,265,000        2,169,521

   5.000%, 11/15/11 (a).........   7,320,000        7,079,545

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Diversified Financial Services--(Continued)
                                                                       2,011,404
Household Finance Corp.
   6.400%, 06/17/08.............$  1,985,000  $

Sprint Capital Corp.
   8.750%, 03/15/32.............      85,000          102,502

Wind Acquisition Finance, Inc.
   10.750%, 12/01/15............     295,000          313,438
                                               ---------------
                                              -
                                                                      34,270,143
                                               ---------------
                                              -


Diversified Telecommunication Services--0.4%

AT&T Broadband Corp.
   8.375%, 03/15/13.............     650,000          721,916

Cincinnati Bell, Inc.
   7.250%, 07/15/13.............      50,000           49,250

GTE Corp.
   6.940%, 04/15/28.............     100,000           97,695

QWEST Corp.
   8.579%, 06/15/13 (c).........     285,000          301,388

SBC Communications, Inc. (144A)
   4.389%, 06/05/21.............   4,000,000        3,944,840

Windstream Corp. (144A)
   8.125%, 08/01/13.............     410,000          418,200

   8.625%, 08/01/16.............     470,000          480,575
                                               ---------------
                                              -
                                                                       6,013,864
                                               ---------------
                                              -


Electric Utilities--0.2%

Centerpoint Energy, Inc.
   7.250%, 09/01/10.............     345,000          359,195

Dominion Resources, Inc.
   7.195%, 09/15/14.............     625,000          656,661

   8.125%, 06/15/10.............   1,200,000        1,287,834

Elwood Energy, LLC
   8.159%, 07/05/26.............     174,773          189,113

Florida Power & Light Co.
   5.625%, 04/01/34 (a).........     300,000          275,447

Peco Energy Co.
   4.750%, 10/01/12.............     650,000          611,120

Tenaska Alabama Partners, L.P.
   (144A)
   7.000%, 06/30/21.............      49,263           48,013
                                               ---------------
                                              -
                                                                       3,427,383
                                               ---------------
                                              -


Energy Equipment & Services--0.0%

Northwest Pipeline Corp.
   8.125%, 03/01/10.............     220,000          228,800

Targa Resources, Inc. (144A)
   8.500%, 11/01/13.............      20,000           19,300

Transcontinental Gas Pipe Line
   Corp.
   8.875%, 07/15/12.............     100,000          110,250
                                               ---------------
                                              -
                                                                         358,350
                                               ---------------
                                              -


Federal Agencies--15.7%

Federal Home Loan Bank
   3.924%, 06/01/34 (c).........   8,105,404        7,819,603

   4.500%, 05/01/18.............   5,141,132        4,865,211

   4.500%, 05/01/19.............   1,916,021        1,811,177

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                         807,350
Federal Home Loan Bank
   4.500%, 12/01/19             $    854,085  $

   4.500%, 03/01/20.............     898,935          848,695

   4.500%, 04/01/20.............     284,073          268,197

   4.500%, 05/01/20.............     211,617          199,790

   4.500%, 01/01/21.............   1,185,433        1,119,181

   5.000%, 10/01/20.............     823,095          792,464

   5.000%, 11/01/20 (c).........   3,160,684        3,043,061

   5.000%, 11/01/20.............     229,181          220,652

   5.500%, 04/15/26.............   4,420,804        4,394,134

   5.500%, 07/01/33.............   3,947,626        3,807,687

   5.500%, 10/01/35.............     860,811          827,339

Federal Home Loan Mortgage Corp.
   3.150%, 06/04/08.............   7,200,000        6,897,341

   4.500%, 08/01/20.............   2,937,688        2,776,939

   4.500%, TBA..................     300,000          283,125

   5.000%, 12/15/17.............   4,190,000        4,013,865

   5.000%, 04/01/20.............     655,699          631,298

   5.000%, 05/01/20.............     979,097          942,661

   5.000%, 07/01/20.............   2,428,933        2,338,541

   5.000%, 09/01/20 (c).........  21,064,103       20,280,212

   5.000%, 06/01/36.............     999,900          933,886

   5.500%, 10/15/33.............   3,156,849        3,121,901

   5.500%, 03/15/34.............   5,470,148        5,406,907

   5.500%, 05/15/34.............   4,751,062        4,690,965

Federal National Mortgage
   Association
   3.000%, 03/02/07.............   2,745,000        2,699,697

   4.000%, 01/26/09.............  10,000,000        9,656,910

   4.000%, 06/01/19.............   5,000,000        4,619,045

   4.500%, 10/01/18.............   1,342,153        1,271,543

   4.500%, 09/01/35.............     685,157          621,152

   4.500%, TBA..................   5,500,000        4,982,659

   5.000%, 06/01/18.............   1,702,143        1,643,004

   5.000%, 01/01/21.............   4,717,151        4,553,258

   5.000%, 06/01/23.............   1,945,353        1,849,695

   5.000%, 11/01/33.............  11,033,467       10,363,742

   5.000%, 07/01/35.............     255,035          238,553

   5.000%, 08/01/35.............   5,402,817        1,427,598

   5.000%, 12/01/35.............     381,272          356,632

   5.000%, TBA..................     300,000          288,844

   5.500%, 10/01/18.............     142,035          139,627

   5.500%, 03/01/19.............      36,944           36,318

   5.500%, 09/01/19.............  17,000,000       16,718,639

   5.500%, 07/01/20.............     128,177          125,838

   5.500%, 09/01/20.............     711,453          698,473

   5.500%, 01/01/21.............     142,588          139,963

   5.500%, 02/01/21.............     244,050          239,558

   5.500%, 01/01/24.............   1,144,932        1,114,696

   5.500%, 02/15/27.............   4,954,243        4,921,258

   5.500%, 05/25/27.............   1,736,484        1,726,741

   5.500%, 04/25/30.............   3,274,096        3,252,233

   5.500%, 04/01/33.............   2,533,546        2,444,113

   5.500%, 11/01/33.............   3,301,369        3,184,832

   5.500%, 02/01/34.............   7,088,581        6,838,357

   5.500%, 04/01/34.............     699,488          674,796

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                         662,835
   5.500%, 07/01/20.............$    674,265  $

   5.500%, 05/25/34.............   3,368,793        3,322,937

   5.500%, 11/01/34.............   6,835,538        6,582,981

   5.500%, 02/01/35.............   7,909,163        7,631,082

   5.500%, 04/01/35.............   2,114,255        2,032,163

   5.500%, 06/01/35.............   2,238,866        2,151,936

   5.500%, 08/01/35.............   1,646,876        1,582,932

   5.500%, 11/01/35.............   6,098,222        1,707,807

   5.500%, 12/01/35.............   6,139,549        5,912,707

   5.500%, 01/25/36.............   6,525,460        1,819,535

   5.500%, TBA..................  14,700,000       14,338,529

   6.000%, 04/01/16.............     701,996          705,554

   6.000%, 06/01/20.............     869,911          873,470

   6.000%, 03/01/21.............   1,130,088        1,134,407

   6.000%, 04/01/21.............   1,727,391        1,734,520

   6.000%, 05/01/21.............   4,559,412        4,578,229

   6.000%, 06/01/21.............   7,584,006        7,615,306

   6.000%, 07/01/21.............     127,185          127,710

   6.000%, 02/01/34.............   3,306,413        3,264,462

   6.000%, 08/01/34.............   1,982,458        1,957,305

   6.000%, TBA..................  15,500,000       15,466,095

   6.500%, 01/01/14.............     587,656          595,727

   6.500%, 08/01/16.............       3,261            3,309

   6.500%, 09/01/16.............     471,750          478,552

   6.500%, 02/01/17.............      94,025           95,381

   6.500%, 12/01/29 (c).........   1,213,778        1,226,539

   7.000%, 12/01/07.............      46,675           46,719

   7.250%, 09/01/07.............       9,147            9,179

   8.500%, 02/01/09.............      66,736           68,026

   9.000%, 04/01/16.............       2,618            2,716

Government National Mortgage
   Association
   5.000%, 10/20/33.............   7,205,585        6,783,595

   5.500%, 04/15/33.............     579,156          562,070

   6.000%, 02/15/09.............     109,239          109,276

   6.000%, 09/20/33.............   1,206,973        1,195,892

   6.000%, 10/20/33.............   1,940,599        1,929,424

   6.000%, 11/20/33.............   2,675,688        2,651,123

   6.500%, 07/15/14.............      49,372           50,229

   7.500%, 12/15/14.............     771,619          805,384

   7.500%, 03/15/32.............     368,793          385,575
                                               ---------------
                                              -
                                                                     272,171,174
                                               ---------------
                                              -


Foreign Government--0.6%

Federal Republic of Germany
   4.500%, 08/18/06 (EUR).......   3,200,000        4,096,176

State of Israel
   5.500%, 12/04/23.............   3,175,000        3,150,603

United Mexican States
   5.625%, 01/15/17 (a).........   2,050,000        1,906,500

   6.625%, 03/03/15 (a).........     200,000          202,500

   8.000%, 12/19/13 (MXN).......     730,000           61,239

   8.300%, 08/15/31.............     650,000          750,750

   9.000%, 12/22/11 (MXN).......   1,780,000          160,975
                                               ---------------
                                              -
                                                                      10,328,743
                                               ---------------
                                              -

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Health Care Providers & Services--0.1%
                                                                         376,875
Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13.............$    375,000  $

UnitedHealth Group, Inc.
   5.800%, 03/15/36.............     625,000          559,433

WellPoint, Inc.
   5.850%, 01/15/36.............     335,000          296,693
                                               ---------------
                                              -
                                                                       1,233,001
                                               ---------------
                                              -


Hotels, Restaurants &
   Leisure--0.1%

Caesars Entertainment, Inc.
   7.875%, 03/15/10.............     950,000          985,625

Mashantucket Western Pequot
   (144A)
   5.912%, 09/01/21.............     100,000           92,842

Mohegan Tribal Gaming Authority
   6.125%, 02/15/13.............     125,000          117,656
                                               ---------------
                                              -
                                                                       1,196,123
                                               ---------------
                                              -


Household Durables--0.1%

Beazer Homes USA, Inc.
   8.375%, 04/15/12.............     175,000          175,000

D.R. Horton, Inc.
   8.500%, 04/15/12.............     675,000          710,190
                                               ---------------
                                              -
                                                                         885,190
                                               ---------------
                                              -


Independent Power Producers & Energy Traders--0.1%

Colorado Interstate Gas Co.
   6.800%, 11/15/15.............      90,000           86,746

NRG Energy, Inc.
   7.250%, 02/01/14.............      50,000           48,750

   7.375%, 02/01/16.............     170,000          165,750

Reliant Energy, Inc.
   6.750%, 12/15/14.............     165,000          151,800

TXU Corp.
   4.800%, 11/15/09 (c).........   2,075,000        1,974,064
                                               ---------------
                                              -
                                                                       2,427,110
                                               ---------------
                                              -


Industrial Conglomerates--0.0%

                         Tyco International Group, Ltd.
   6.375%, 10/15/11.............     550,000          561,207
                                               ---------------
                                              -


Insurance--0.3%

Aetna, Inc.
   6.625%, 06/15/36 (a).........   1,185,000        1,172,145

Berkshire Hathaway Financial
   Corp.
   3.375%, 10/15/08.............   2,850,000        2,713,248

Lincoln National Corp., Inc.
   7.000%, 05/17/66 (a) (c).....     995,000          987,283
                                               ---------------
                                              -
                                                                       4,872,676
                                               ---------------
                                              -


Machinery--0.0%

Briggs & Stratton Corp.
   8.875%, 03/15/11.............     100,000          108,000
                                               ---------------
                                              -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)


                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Media--0.4%
                                                                         523,904
Comcast Corp.
   6.500%, 11/15/35.............$    555,000  $

   7.050%, 03/15/33 (a).........     275,000          278,984

EchoStar DBS Corp.
   5.750%, 10/01/08.............   1,000,000          977,500

EchoStar DBS Corp. (144A)
   7.125%, 02/01/16.............     130,000          125,125

News America Holdings, Inc.
   6.200%, 12/15/34.............     640,000          580,794

PanAmSat Corp. (144A)
   9.000%, 06/15/16.............     145,000          147,175

TCI Communications, Inc.
   7.875%, 02/15/26.............   1,725,000        1,857,501

Time Warner Entertainment Co.,
   L.P.
   8.375%, 03/15/23.............     350,000          389,190

Time Warner, Inc.
   6.875%, 05/01/12.............   1,875,000        1,937,758

   6.950%, 01/15/28 (a).........     365,000          363,819

   7.625%, 04/15/31 (a).........     375,000          403,772
                                               ---------------
                                              -
                                                                       7,585,522
                                               ---------------
                                              -


Multiline Retail--0.1%

Federated Department Stores,
   Inc.
   6.790%, 07/15/27.............     160,000          157,535

The May Department Stores Co.
   6.650%, 07/15/24.............     145,000          142,020

   6.700%, 07/15/34.............     105,000          102,535

   7.875%, 03/01/30 (a).........     125,000          137,383

   8.500%, 06/01/19.............     250,000          289,383
                                               ---------------
                                              -
                                                                         828,856
                                               ---------------
                                              -


Office Electronics--0.1%

Xerox Corp.
   6.875%, 08/15/11.............     975,000          968,906
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--0.1%

Chesapeake Energy Corp.
   6.250%, 01/15/18.............     290,000          264,625

   6.375%, 06/15/15.............     120,000          111,300

   6.875%, 11/15/20.............      95,000           87,875

KCS Energy, Inc.
   7.125%, 04/01/12.............      70,000           65,975

Massey Energy Co. (144A)
   6.875%, 12/15/13 (a).........     460,000          427,800

Newfield Exploration Co.
   6.625%, 09/01/14.............     395,000          376,238

   7.625%, 03/01/11.............     375,000          379,688
                                               ---------------
                                              -
                                                                       1,713,501
                                               ---------------
                                              -


Pharmaceuticals--0.0%

Omnicare, Inc.
   6.875%, 12/15/15 (a).........     155,000          147,250
                                               ---------------
                                              -

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Real Estate--0.3%
                                                                       3,063,459
EOP Operating, LP
   6.800%, 01/15/09.............$  3,000,000  $

ProLogis (REIT)
   5.500%, 04/01/12.............     630,000          613,322

Rouse Co., L.P.
   5.375%, 11/26/13.............   1,635,000        1,467,125

Rouse Co., L.P. (144A)
   6.750%, 05/01/13.............     350,000          340,867
                                               ---------------
                                              -
                                                                       5,484,773
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--0.0%

MagnaChip Semiconductor S.A.
   8.579%, 12/15/11 (c).........      30,000           28,500
                                               ---------------
                                              -


Software--0.0%

Oracle Corp.
   5.250%, 01/15/16.............     375,000          351,191
                                               ---------------
                                              -


U.S. Treasury--1.0%

U.S. Treasury Bonds Strips
   Zero Coupon, 11/15/27 (f)....  12,025,000        3,924,419

U.S. Treasury Notes
   4.125%, 08/15/08.............   1,025,000        1,004,941

   4.875%, 05/31/08.............  11,850,000       11,783,806
                                               ---------------
                                              -
                                                                      16,713,166
                                               ---------------
                                              -


Yankee--1.8%

Barclays Bank, Plc.
   5.320%, 03/13/09 (c).........   8,460,000        8,454,180

BSkyB Finance, Plc. (144A)
   6.500%, 10/15/35 (c).........     110,000          101,907

Compton Pete Financial Corp.
   7.625%, 12/01/13.............      80,000           76,400

Deutsche Bank AG
   3.843%, 03/15/07 (c).........   1,475,000        1,451,400

Deutsche Telekom International
   Finance
   8.250%, 06/15/30 (c).........   1,150,000        1,327,733

Intelsat Bermuda, Ltd. (144A)
   9.250%, 06/15/16.............     195,000          201,338

Ispat Inland, U.L.C.
   9.750%, 04/01/14.............     155,000          170,888

Landeskreditbank Baden
   4.250%, 09/15/10.............   2,575,000        2,463,387

Rabobank
   5.010%, 04/06/09 (c).........   9,450,000        9,449,131

Rogers Wireless Communications,
   Inc.
   6.375%, 03/01/14.............     550,000          523,875

   7.500%, 03/15/15.............     340,000          343,400

Talisman Energy, Inc.
   5.850%, 02/01/37.............     195,000          171,974

Telefonica Emisiones, S.A.
   6.421%, 06/20/16.............     525,000          523,911

   7.045%, 06/20/36.............   1,525,000        1,524,169

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Yankee--(Continued)
                                                                         901,533
Tyco International Group, S.A.
   6.000%, 11/15/13.............$    910,000  $

Vodafone Airtouch, Plc.
   7.750%, 02/15/10.............   1,675,000        1,770,351

Vodafone Group, Plc.
   5.590%, 12/28/07 (c).........   2,500,000        2,499,433
                                               ---------------
                                              -
                                                                      31,955,010
                                               ---------------
                                              -

Total Fixed Income
   (Identified Cost
   $674,282,652)................                  660,808,539
                                               ---------------
                                              -

Warrants--0.0%

Security Description                Shares         Value*
---------------------------------------------------------------


Industrial Conglomorates--0.0%

Anacomp, Inc. (Class B) (b).....         316                6
                                               ---------------
                                              -

Total Warrants
   (Identified Cost $0).........                            6
                                               ---------------
                                              -


Short Term Investments--0.1%
                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Discount Notes--0.1%
                                                                       1,896,931
Federal Home Loan Bank
   5.045%, 07/12/06.............$  1,900,000  $
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $1,896,931).                    1,896,931
                                               ---------------
                                              -

Total Investments 102.3%
   (Identified Cost
   $1,720,711,942) (d)..........                1,771,289,947

Liabilities in excess of other
   assets.......................                  (39,413,639)
                                               ---------------
                                              -
                                                                   1,731,876,308
Total Net Assets--100%...........              $
                                               ===============
                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 37,382,607 and the collateral received consisted of cash in the amount of $ 37,999,393.
(b)      Non-Income Producing.
(c)      Variable or Floating Rate Security. Rate disclosed is as of June 30,
         2006.
(d) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,720,711,942 and the composition of unrealized appreciation and depreciation of investment securities was $ 95,228,299 and $(44,650,294), respectively.
(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(f) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June
         30, 2006, the market value of 144A securities was $15,755,593, which is 0.9% of total net assets.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)--   Euro
(MXN)--   Mexican Peso

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)


Forward Contracts

                                                         Delivery Date                 Aggregate                  Unrealized
                                                        ----------------    Local        Face       Valuation    Appreciation/
                                                                          Currency       Value        as of     (Depreciation)
Forward Currency Contracts                                                 Amount     ------------  06/30/06    ----------------
--------------------------------------------------------                --------------            --------------
                                                                                          117,918                        1,316
Euro (bought)..........................................       07/20/06       93,170  $            $   119,234  $

Euro (bought)..........................................       07/20/06      707,962       890,846     906,014           15,168

Euro (sold)............................................       07/20/06       93,170       117,973     119,234           (1,261)

Euro (sold)............................................       07/20/06      707,962       891,332     906,014          (14,682)

Mexican Peso (sold)....................................       07/20/06    5,370,279       467,800     475,221           (7,421)
                                                                                                                ----------------
                                                                                                               -

Net Unrealized Depreciation....................................................................................$        (6,880)
                                                                                                                ================
                                                                                                               =


Futures Contracts

                                                    Expiration                                 Valuation
                                                       Date        Number       Contract         as of        Unrealized
Futures Contracts Long                             -------------     of          Amount        06/30/06      Appreciation/
--------------------------------------------------               Contracts   --------------- -------------- (Depreciation)
                                                  -             -------------               -              -----------------
                                                                                8,677,122                         (110,434)
Interest Rate Swap 10 Year Futures................    09/18/06           84 $               $   8,566,688  $

S&P 500 Index Futures.............................    09/14/06           47    14,899,571      15,032,950          133,379

U.S. Treasury Bonds Futures.......................    09/20/06          717    76,993,148      76,472,531         (520,617)

U.S. Treasury Notes 10 Year Futures...............    09/20/06          459    48,275,016      48,130,453         (144,563)


Futures Contracts Short
--------------------------------------------------

U.S. Treasury Notes 5 Year Futures................    09/29/06         (305)  (31,648,250)    (31,538,906)         109,344
                                                                                                            ----------------
                                                                                                           -

Net Unrealized Depreciation................................................................................$      (532,891)
                                                                                                            ================
                                                                                                           =


TBA Sales Commitments

                                                                                                  Face
Federal Agencies                                                                                 Amount
--------------------------------------------------------------------------------------------- --------------     Value
                                                                                             -              ----------------

Federal Home Loan Mortgage Corp.
                                                                                                               (5,379,375)
      4.500%, (15 Year TBA)..................................................................$  (5,700,000) $

      5.000%, (15 Year TBA)..................................................................   (6,400,000)    (6,158,003)

      5.500%, (30 Year TBA)..................................................................   (4,000,000)    (3,841,248)

Federal National Mortgage Association

      5.000%, (15 Year TBA)..................................................................   (5,800,000)    (5,584,310)

      5.000%, (30 Year TBA)..................................................................   (4,000,000)    (3,738,752)

      5.500%, (30 Year TBA)..................................................................  (43,000,000)   (41,293,416)

      6.500%, (30 Year TBA)..................................................................   (1,000,000)    (1,005,000)
                                                                                                             ---------------
                                                                                                            -
                                                                                                              (67,000,104)
Total TBA Sales Commitments (Proceeds $(67,422,000)).........................................               $
                                                                                                             ===============
                                                                                                            =

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,771,289,947
   Investments at value........                                                                           $

   Cash........................                                                                                  3,845,663

   Foreign cash at value.......                                                                                  7,542,548

   Collateral for securities loaned                                                                             37,999,393

   Receivable for:

      Securities sold..........                                                                                148,824,956

      Fund shares sold.........                                                                                    966,085

      Accrued interest and dividends                                                                             6,086,044

      Foreign taxes............                                                                                      1,628

      Futures variation margin.                                                                                    684,856
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              1,977,241,120

Liabilities

   TBA sales commitments at value                                                         $   67,000,104

   Payable for:

      Fund shares redeemed.....                                                                1,572,104

      Securities purchased.....                                                              137,525,479

      Open forward currency contracts-net                                                          6,880

      Return of collateral for securities loaned                                              37,999,393

      Interest (Short).........                                                                  135,918

   Accrued expenses:

      Management fees..........                                                                  629,462

      Service and distribution fees                                                               19,324

      Other expenses...........                                                                  476,148
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                245,364,812
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,731,876,308
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,767,134,604
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                       21,596,829

      Accumulated net realized losses                                                                         (107,251,042)

      Unrealized appreciation on investments, futures contracts, and foreign currency                           50,395,917
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,731,876,308
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     16.07
Net asset value and redemption price per share ($1,606,769,549 divided by 99,981,154
   shares outstanding).........                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     16.01
Net asset value and redemption price per share ($50,755,135 divided by 3,170,862 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     16.05
Net asset value and redemption price per share ($74,351,624 divided by 4,633,511 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,720,711,942
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                                 7,587,808
Identified cost of foreign cash                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                               (67,422,000)
Proceeds of TBA sales commitments                                                                         $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                   10,513,417
   Dividends......................                                                              $

   Interest.......................                                                                 15,744,007(a)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   26,257,424

Expenses

   Management fees................                                      $   3,942,665

   Service and distribution fees--Class B                                       57,288

   Service and distribution fees--Class E                                       58,168

   Directors' fees and expenses...                                             10,574

   Custodian......................                                            251,283

   Audit and tax services.........                                             15,843

   Legal..........................                                             26,200

   Printing.......................                                            324,295

   Insurance......................                                             16,845

   Miscellaneous..................                                             12,930
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          4,716,091

   Expense reductions.............                                           (118,873)              4,597,218
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Income.............                                                                 21,660,206
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net................                                         30,749,363

   Futures contracts--net..........                                         (2,881,096)

   Foreign currency transactions--net                                         (228,993)             27,639,274
                                                                         -----------------------
                                                                        -
Unrealized depreciation on:

   Investments--net................                                        (32,047,144)

   Futures contracts--net..........                                         (1,173,915)

   Foreign currency transactions--net                                         (116,971)            (33,338,030)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net (loss)........................                                                                 (5,698,756)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   15,961,450
Net Increase in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a)                                Includes income on securities loaned of
                                   $53,182. See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                41,603,672
   Net investment income.................................................................$     21,660,206 $

   Net realized gain.....................................................................      27,639,274      123,813,886

   Unrealized depreciation...............................................................     (33,338,030)    (109,540,548)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from operations................................................      15,961,450       55,877,010
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (40,698,763)     (28,678,892)

         Class B.........................................................................      (1,066,750)        (391,826)

         Class E.........................................................................      (1,779,204)      (1,177,698)
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................     (43,544,717)     (30,248,416)
                                                                                          ----------------
                                                                                         -                ------------------

   Decrease in net assets from capital share transactions................................     (67,078,240)    (179,922,534)
                                                                                          ----------------
                                                                                         -                ------------------

   Total (decrease) in net assets........................................................     (94,661,507)    (154,293,940)


Net Assets

   Beginning of the period...............................................................   1,826,537,815    1,980,831,755
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             1,826,537,815
   End of the period.....................................................................$  1,731,876,308 $
                                                                                          ================
                                                                                         =                ==================

Undistributed Net Investment Income
                                                                                                                43,481,340
   End of the period.....................................................................$     21,596,829 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                           June 30, 2006                   Year ended
                                                                    -----------------------------       December 31, 2005
                                                                   -                             -------------------------------
                                                                       Shares                        Shares
                                                                    -------------       $         -------------        $
                                                                   -             -----------------             -----------------

Class A
                                                                                      37,530,168                    77,586,285
   Sales...........................................................  2,281,335   $                  4,850,377  $

   Reinvestments...................................................  2,496,857        40,698,763    1,861,057       28,678,892

   Redemptions..................................................... (9,195,308)     (151,189,907) (18,741,641)    (299,844,456)
                                                                    -------------
                                                                   -             ----------------
                                                                                     (72,960,976)                 (193,579,279)
   Net decrease.................................................... (4,417,116)  $                (12,030,207) $
                                                                    =============                 =============
                                                                   =             =================             =================

Class B
                                                                                      14,472,513                    24,544,623
   Sales...........................................................    883,533   $                  1,543,192  $

   Reinvestments...................................................     65,687         1,066,750       25,526          391,826

   Redemptions.....................................................   (285,787)       (4,664,228)    (335,054)      (5,357,103)
                                                                    -------------
                                                                   -             ----------------
                                                                                      10,875,035                    19,579,346
   Net increase....................................................    663,433   $                  1,233,664  $
                                                                    =============                 =============
                                                                   =             =================             =================

Class E
                                                                                       3,165,155                     7,687,529
   Sales...........................................................    192,873   $                    481,004  $

   Reinvestments...................................................    109,288         1,779,204       76,524        1,177,698

   Redemptions.....................................................   (604,053)       (9,936,658)    (925,763)     (14,787,828)
                                                                    -------------
                                                                   -             ----------------
                                                                                      (4,992,299)                   (5,922,601)
   Net decrease....................................................   (301,892)  $                   (368,235) $
                                                                    =============                 =============
                                                                   =             =================             =================
                                                                                     (67,078,240)                 (179,922,534)
   Decrease derived from capital share transactions................ (4,055,575)  $                (11,164,778) $
                                                                    =============                 =============
                                                                   =                             =

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

                        Financial Highlights (Unaudited)



                                                                                 Class A
                                           -------------------------------------------------------------------------------------
                                          -
                                             Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                           ---------------                       Year ended December 31,
                                          -               ----------------------------------------------------------------------
                                                               2005                        2003                        2001
                                                           -------------     2004      -------------     2002      -------------
                                                          -             ---------------             ---------------
                                                                 16.11                       13.07                       18.38
Net Asset Value, Beginning of Period......$      16.33    $             $      15.13  $             $      15.51  $
                                           ---------------
                                          -               --------------

Income From Investment Operations

   Net investment income..................        0.22            0.39          0.32          0.30          0.42          0.49

   Net realized and unrealized gain
      (loss) on investments...............       (0.07)           0.09          0.95          2.30         (2.53)        (1.62)
                                           ---------------
                                          -               --------------

   Total from investment operations.......        0.15            0.48          1.27          2.60         (2.11)        (1.13)
                                           ---------------
                                          -               --------------

Less Distributions

   Distributions from net investment
      income..............................       (0.41)          (0.26)        (0.29)        (0.54)        (0.33)        (0.78)

   Distributions from net realized
      capital gains.......................        0.00            0.00          0.00          0.00          0.00         (0.96)
                                           ---------------
                                          -               --------------

   Total distributions....................       (0.41)          (0.26)        (0.29)        (0.54)        (0.33)        (1.74)
                                           ---------------
                                          -               --------------
                                                                 16.33                       15.13                       15.51
Net Asset Value, End of Period............$      16.07    $             $      16.11  $             $      13.07  $
                                           ===============
                                          =               ==============

Total Return (%)..........................         0.9 (b)         3.1           8.5          20.6         (13.9)         (6.3)

Ratio of operating expenses to average
   net assets before expense
   reductions (%).........................        0.52 (c)        0.50          0.50          0.51          0.49          0.49

Ratio of operating expenses to average
   net assets after expense
   reductions (%) (d).....................        0.50 (c)        0.49          0.49          0.50          0.48          0.47

Ratio of net investment income to average
   net assets (%).........................        2.44 (c)        2.22          1.99          2.00          2.68          2.73

Portfolio turnover rate (%)...............         267 (c)         443           232           211           112           131
                                                             1,705,344                   1,922,067                   2,345,064
Net assets, end of period (000)...........$  1,606,770    $             $  1,875,196  $             $  1,688,913  $


                                                                                                    Class B
                                                                                    ----------------------------------------
                                                                                   -
                                                                                      Six months
                                                                                        ended
                                                                                       June 30,
                                                                                         2006             Year ended
                                                                                    ---------------      December 31,
                                                                                   -               -------------------------
                                                                                                       2005
                                                                                                    -----------   2004(a)
                                                                                                   -           -------------
                                                                                                        16.03
Net Asset Value, Beginning of Period...............................................$      16.25    $           $    14.97
                                                                                    ---------------
                                                                                   -               ------------

Income From Investment Operations

   Net investment income...........................................................        0.15          0.25        0.11

   Net realized and unrealized gain (loss) on investments..........................       (0.02)         0.19        0.95
                                                                                    ---------------
                                                                                   -               ------------

   Total from investment operations................................................        0.13          0.44        1.06
                                                                                    ---------------
                                                                                   -               ------------

Less Distributions

   Distributions from net investment income........................................       (0.37)        (0.22)       0.00
                                                                                    ---------------
                                                                                   -               ------------

   Total distributions.............................................................       (0.37)        (0.22)       0.00
                                                                                    ---------------
                                                                                   -               ------------
                                                                                                        16.25
Net Asset Value, End of Period.....................................................$      16.01    $           $    16.03
                                                                                    ===============
                                                                                   =               ============

Total Return (%)...................................................................        0.70 (b)       2.8         7.1(b)

Ratio of operating expenses to average net assets before expense reductions (%)....        0.77 (c)      0.75        0.75(c)

Ratio of operating expenses to average net assets after expense reductions (%) (d).        0.75 (c)      0.74        0.74(c)

Ratio of net investment income to average net assets (%)...........................        2.21 (c)      2.01        2.27(c)

Portfolio turnover rate (%)........................................................         267 (c)       443         232
                                                                                                       40,749
Net assets, end of period (000)....................................................$     50,755    $           $   20,413

(a) Commencement of operations was April 26, 2004 for Class B and May 1, 2001 for Class E. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.


                                   See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

                        Financial Highlights (Unaudited)



                                                                                         Class E
                                                        --------------------------------------------------------------------------
                                                       -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                        ----------------                 Year ended December 31,
                                                       -                ----------------------------------------------------------
                                                                           2005                   2003                  2001(a)
                                                                         ----------    2004     ----------   2002     ------------
                                                                        -          -------------          ------------
                                                                             16.07                  13.06                16.18
Net Asset Value, Beginning of Period...................$      16.30     $          $    15.11  $          $    15.51 $
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

Income From Investment Operations

   Net investment income...............................        0.20           0.33       0.29        0.41       0.40      0.01

   Net realized and unrealized gain (loss) on
      investments......................................       (0.07)          0.13       0.94        2.17      (2.52)    (0.68)
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

   Total from investment operations....................        0.13           0.46       1.23        2.58      (2.12)    (0.67)
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

Less Distributions

   Distributions from net investment income............       (0.38)         (0.23)     (0.27)      (0.53)     (0.33)     0.00
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------

   Total distributions.................................       (0.38)         (0.23)     (0.27)      (0.53)     (0.33)     0.00
                                                        ----------------                                   ----------
                                                       -                -----------                       -          -------------
                                                                             16.30                  15.11                15.51
Net Asset Value, End of Period.........................$      16.05     $          $    16.07  $          $    13.06 $
                                                        ================                                   ==========
                                                       =                ===========                       =          =============

Total Return (%).......................................         0.8 (b)        3.0        8.3        20.4      (13.9)     (4.1)(b)

Ratio of operating expenses to average net assets
   before expense reductions (%).......................        0.67 (c)       0.65       0.65        0.66       0.64      0.64 (c)

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)....................        0.65 (c)       0.64       0.64        0.65       0.63      0.62 (c)

Ratio of net investment income to average net assets
   (%).................................................        2.29 (c)       2.07       1.88        1.80       2.53      2.58 (c)

Portfolio turnover rate (%)............................         267 (c)        443        232         211        112       131
                                                                            80,444                 52,609                   22
Net assets, end of period (000)........................$     74,352     $          $   85,223  $          $   11,490 $

(a) Commencement of operations was April 26, 2004 for Class B and May 1, 2001 for Class E. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                   See accompanying notes to financial
statements.





Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--58.8% of Total Net Assets




Security Description                 Shares        Value*
---------------------------------------------------------------



Aerospace & Defense--1.9%
                                                                      15,657,901
Lockheed Martin Corp..............   218,259  $

Northrop Grumman Corp.............   127,766        8,184,690

United Technologies Corp..........   181,520       11,511,998
                                               ---------------
                                              -
                                                                      35,354,589
                                               ---------------
                                              -


Auto Components--0.2%

Johnson Controls, Inc.............    50,430        4,146,355
                                               ---------------
                                              -


Beverages--1.0%

Diageo, Plc. (GBP)................   476,316        8,001,006

Molson Coors Brewing Co. (a)......    34,250        2,324,890

PepsiCo, Inc......................    76,175        4,573,547

The Coca-Cola Co..................    82,360        3,543,127
                                               ---------------
                                              -
                                                                      18,442,570
                                               ---------------
                                              -


Biotechnology--0.1%

Amgen, Inc. (b)...................    15,900        1,037,157
                                               ---------------
                                              -


Building Products--1.2%

Masco Corp. (a)...................   751,330       22,269,421
                                               ---------------
                                              -


Capital Markets--4.1%

Capital One Financial Corp........    63,350        5,413,258

Franklin Resources, Inc...........    54,080        4,694,685

Lehman Brothers Holdings, Inc.....   110,660        7,209,499

Mellon Financial Corp.............   606,770       20,891,091

Merrill Lynch & Co., Inc..........   125,180        8,707,521

Morgan Stanley....................    71,010        4,488,542

The Bank of New York Co., Inc.....   266,320        8,575,504

The Goldman Sachs Group, Inc......    74,600       11,222,078

UBS AG (CHF)......................    39,138        4,272,502
                                               ---------------
                                              -
                                                                      75,474,680
                                               ---------------
                                              -


Chemicals--1.6%

Air Products & Chemicals, Inc.....    70,324        4,495,110

E. I. du Pont de Nemours & Co.....   127,851        5,318,602

Nalco Holding Co. (b).............   230,360        4,061,247

PPG Industries, Inc...............   122,560        8,088,960

Praxair, Inc......................    40,280        2,175,120

Syngenta AG (CHF).................    26,837        3,563,476

The Dow Chemical Co...............    69,008        2,693,382
                                               ---------------
                                              -
                                                                      30,395,897
                                               ---------------
                                              -


Commercial Banks--2.0%

PNC Financial Services Group, Inc.   313,390       21,990,576

SunTrust Banks, Inc...............   164,550       12,548,583

Wells Fargo & Co..................    36,170        2,426,284
                                               ---------------
                                              -
                                                                      36,965,443
                                               ---------------
                                              -


Communications Equipment--1.3%

Cisco Systems, Inc. (b)...........   348,380        6,803,861

Nortel Networks Corp. (b)......... 7,568,700       16,953,888
                                               ---------------
                                              -
                                                                      23,757,749
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Computers & Peripherals--1.0%
                                                                      12,336,082
Dell, Inc. (b)....................   505,370  $

Hewlett-Packard Co................    54,300        1,720,224

Sun Microsystems, Inc. (b)........ 1,206,910        5,008,677
                                               ---------------
                                              -
                                                                      19,064,983
                                               ---------------
                                              -


Consumer Finance--0.3%

American Express Co...............   117,350        6,245,367
                                               ---------------
                                              -


Containers & Packaging--1.0%

Owens-Illinois, Inc. (b).......... 1,025,500       17,187,380

Smurfit-Stone Container Corp. (a)
   (b)............................    63,695          696,823
                                               ---------------
                                              -
                                                                      17,884,203
                                               ---------------
                                              -


Diversified Financial
   Services--5.1%

Bank of America Corp..............   992,914       47,759,163

Citigroup, Inc....................   420,988       20,308,461

JPMorgan Chase & Co...............   619,100       26,002,200

KKR Private Equity Investors, L.P.    65,160        1,427,004
                                               ---------------
                                              -
                                                                      95,496,828
                                               ---------------
                                              -


Diversified Telecommunication Services--1.9%

AT&T, Inc.........................   196,154        5,470,735

Embarq Corp.......................    95,808        3,927,170

Telus Corp. (CAD).................    87,980        3,632,035

Verizon Communications, Inc.......   680,237       22,781,137
                                               ---------------
                                              -
                                                                      35,811,077
                                               ---------------
                                              -


Electric Utilities--2.8%

Dominion Resources, Inc...........   162,570       12,158,610

Edison International..............    65,700        2,562,300

Entergy Corp......................    18,748        1,326,421

Exelon Corp.......................    98,670        5,607,416

FirstEnergy Corp..................    49,880        2,703,995

FPL Group, Inc....................   549,270       22,728,793

PPL Corp..........................   111,230        3,592,729

Public Service Enterprise Group,
   Inc............................    30,260        2,000,791
                                               ---------------
                                              -
                                                                      52,681,055
                                               ---------------
                                              -


Electrical Equipment--0.2%

Cooper Industries, Ltd. (Class A).    32,910        3,057,997
                                               ---------------
                                              -


Energy Equipment & Services--1.3%

GlobalSantaFe Corp................   218,175       12,599,606

Noble Corp........................   162,670       12,105,901
                                               ---------------
                                              -
                                                                      24,705,507
                                               ---------------
                                              -


Food & Staples Retailing--0.6%

Wal-Mart Stores, Inc..............   243,050       11,707,719
                                               ---------------
                                              -


Food Products--0.9%

Archer-Daniels-Midland Co.........    31,321        1,292,931

Kellogg Co........................   185,430        8,980,375

Nestle S.A. (CHF).................    15,626        4,893,577

Sara Lee Corp.....................   102,560        1,643,011
                                               ---------------
                                              -
                                                                      16,809,894
                                               ---------------
                                              -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)



Security Description                 Shares        Value*
---------------------------------------------------------------



Health Care Equipment &
   Supplies--0.0%
                                                                         625,398
Baxter International, Inc..........   17,013  $
                                               ---------------
                                              -


Health Care Providers &
   Services--0.6%

CIGNA Corp.........................   16,230        1,598,817

Tenet Healthcare Corp. (b).........  720,390        5,028,322

WellPoint, Inc. (b)................   54,800        3,987,796
                                               ---------------
                                              -
                                                                      10,614,935
                                               ---------------
                                              -


Household Durables--0.1%

D.R. Horton, Inc...................   74,200        1,767,444
                                               ---------------
                                              -


Independent Power Producers & Energy Traders--0.2%

NRG Energy, Inc. (a) (b)...........   41,070        1,978,753

TXU Corp...........................   34,950        2,089,661
                                               ---------------
                                              -
                                                                       4,068,414
                                               ---------------
                                              -


Industrial Conglomerates--2.0%

3M Co..............................   55,860        4,511,812

General Electric Co................  346,025       11,404,984

Tyco International, Ltd............  800,969       22,026,648
                                               ---------------
                                              -
                                                                      37,943,444
                                               ---------------
                                              -


Insurance--3.6%

ACE, Ltd...........................   55,780        2,821,910

AFLAC, Inc.........................   53,880        2,497,338

Conseco, Inc. (b)..................  500,470       11,560,857

Genworth Financial, Inc. (Class A).  326,460       11,373,866

Safeco Corp........................   48,200        2,716,070

The Allstate Corp..................  417,596       22,855,029

The Chubb Corp.....................   61,320        3,059,868

The Hartford Financial Services
   Group, Inc......................  125,307       10,600,972
                                               ---------------
                                              -
                                                                      67,485,910
                                               ---------------
                                              -


IT Services--0.3%

Accenture, Ltd. (Class A)..........  197,530        5,594,050
                                               ---------------
                                              -


Leisure Equipment & Products--0.4%

Hasbro, Inc........................   63,920        1,157,591

Mattel, Inc........................  387,660        6,400,267
                                               ---------------
                                              -
                                                                       7,557,858
                                               ---------------
                                              -


Machinery--1.1%

Deere & Co.........................   97,750        8,161,148

Illinois Tool Works, Inc...........   80,000        3,800,000

Ingersoll-Rand Co., Ltd. (Class A)
   (a).............................   64,540        2,761,021

Pall Corp. (a).....................  174,000        4,872,000
                                               ---------------
                                              -
                                                                      19,594,169
                                               ---------------
                                              -


Media--1.5%

CBS Corp. (Class B)................  458,176       12,393,661

Grupo Televisa S.A. (ADR)..........   59,500        1,148,945

New York Times Co. (Class A) (a)...  347,500        8,527,650

The Walt Disney Co.................   47,050        1,411,500

Viacom, Inc. (Class B) (b).........  112,874        4,045,404
                                               ---------------
                                              -
                                                                      27,527,160
                                               ---------------
                                              -

Security Description                 Shares        Value*
---------------------------------------------------------------



Metals & Mining--0.1%
                                                                       2,449,658
BHP Billiton, Plc. (GBP)..........   125,170  $
                                               ---------------
                                              -


Multiline Retail--0.6%

Federated Department Stores, Inc..    51,440        1,882,704

Saks, Inc. (a)....................   517,000        8,359,890
                                               ---------------
                                              -
                                                                      10,242,594
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--5.6%

Apache Corp.......................   231,250       15,782,813

BP, Plc. (ADR)....................    57,921        4,031,881

Chevron Corp......................   101,406        6,293,256

ConocoPhillips....................   210,600       13,800,618

Devon Energy Corp.................   264,280       15,965,155

EOG Resources, Inc................    37,210        2,580,141

Exxon Mobil Corp..................   404,904       24,840,860

Hess Corp.........................   145,440        7,686,504

Total S.A. (ADR)..................   186,940       12,248,309

Williams Cos., Inc................    24,500          572,320
                                               ---------------
                                              -
                                                                     103,801,857
                                               ---------------
                                              -


Paper & Forest Products--0.6%

Bowater, Inc. (a).................   328,370        7,470,418

International Paper Co............    60,090        1,940,907

MeadWestvaco Corp.................    74,530        2,081,623
                                               ---------------
                                              -
                                                                      11,492,948
                                               ---------------
                                              -


Personal Products--0.5%

Alberto-Culver Co. (Class B)......    48,270        2,351,714

The Estee Lauder Cos., Inc.
   (Class A)......................   180,390        6,975,681
                                               ---------------
                                              -
                                                                       9,327,395
                                               ---------------
                                              -


Pharmaceuticals--4.6%

Abbott Laboratories...............    55,998        2,442,073

Eli Lilly & Co....................   133,160        7,359,753

Johnson & Johnson.................   319,378       19,137,130

Merck & Co., Inc..................   787,588       28,691,831

Wyeth Pharmaceuticals.............   630,210       27,987,626
                                               ---------------
                                              -
                                                                      85,618,413
                                               ---------------
                                              -


Road & Rail--0.6%

Burlington Northern Santa Fe Corp.    84,685        6,711,286

Con-way, Inc......................     6,270          363,221

Norfolk Southern Corp.............    87,280        4,645,042
                                               ---------------
                                              -
                                                                      11,719,549
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--0.5%

Analog Devices, Inc...............    79,550        2,556,737

Intel Corp........................   310,310        5,880,375

Xilinx, Inc.......................    72,690        1,646,429
                                               ---------------
                                              -
                                                                      10,083,541
                                               ---------------
                                              -


Software--2.3%

Compuware Corp. (a) (b)........... 1,278,740        8,567,558

Oracle Corp. (b)..................   790,560       11,455,214

Symantec Corp. (b)................ 1,411,590       21,936,109
                                               ---------------
                                              -
                                                                      41,958,881
                                               ---------------
                                              -

                                  *See accompanying notes to financial
statements.

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock--(Continued)




Security Description                Shares         Value*
---------------------------------------------------------------



Specialty Retail--1.0%
                                                                      10,465,008
OfficeMax, Inc. (a)..............    256,810  $

The Gap, Inc.....................    198,130        3,447,462

The Home Depot, Inc..............     92,460        3,309,143

The Sherwin-Williams Co..........     24,190        1,148,541
                                               ---------------
                                              -
                                                                      18,370,154
                                               ---------------
                                              -


Textiles, Apparel & Luxury Goods--0.3%

NIKE, Inc. (Class B).............     74,600        6,042,600
                                               ---------------
                                              -


Thrifts & Mortgage Finance--0.7%

Countrywide Financial Corp.......    122,380        4,660,230

Federal Home Loan Mortgage Corp..     27,430        1,563,784

Federal National Mortgage
   Association...................    157,618        7,581,426
                                               ---------------
                                              -
                                                                      13,805,440
                                               ---------------
                                              -


Tobacco--1.3%

Altria Group, Inc................    314,920       23,124,576
                                               ---------------
                                              -


Trading Companies & Distributors--0.2%

Finning International, Inc. (CAD)        120            4,004

Finning International, Inc.
   (Restricted Shares) (CAD).....      3,900          130,117

W.W. Grainger, Inc...............     35,510        2,671,417
                                               ---------------
                                              -
                                                                       2,805,538
                                               ---------------
                                              -


Wireless Telecommunication Services--1.6%

Sprint Nextel Corp...............  1,257,470       25,136,825

Vodafone Group, Plc. (ADR).......    201,124        4,283,941
                                               ---------------
                                              -
                                                                      29,420,766
                                               ---------------
                                              -

Total Common Stock
   (Identified Cost
   $1,000,462,445)...............               1,094,351,183
                                               ---------------
                                              -

Fixed Income--39.5%
                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------


Aerospace & Defense--0.3%

BAE Systems Holdings, Inc. (144A)
   5.200%, 08/15/15..............$ 1,718,000        1,599,680

Boeing Capital Corp.
   6.500%, 02/15/12 (a)..........  2,339,000        2,419,352

Raytheon Co.
   6.150%, 11/01/08 (a)..........    840,000          848,211
                                               ---------------
                                              -
                                                                       4,867,243
                                               ---------------
                                              -


Asset Backed--0.4%

AESOP Funding, LLC (144A)
   2.860%, 08/20/09..............    220,000          208,817

AmeriCredit Automobile
   Receivables Co.
   2.180%, 07/07/08..............     43,282           43,141

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Asset Backed--(Continued)
                                                                       1,511,399
Bayview Financial
   5.891%, 12/28/40 (c).........$  1,510,000  $

Capital Trust, Ltd.
   5.160%, 06/25/35.............   1,600,000        1,522,750

Connecticut RRB Special Purpose
   Trust
   6.210%, 12/30/11 (c).........     300,000          305,533

Continental Airlines Pass
   Through
   6.648%, 09/15/17.............   1,368,468        1,360,738

Countrywide Asset-Backed
   Certificates
   4.575%, 07/25/35.............      20,000           19,749

   4.823%, 08/25/35.............     185,000          182,933

Falcon Franchise Loan, LLC
   (144A)
   7.382%, 05/05/10.............     347,269          354,107

Jet Equipment Trust
   11.440%, 11/01/14 (d)........     300,000                0

Residential Asset Mortgage
   Products, Inc.
   3.800%, 07/25/30.............     117,770          117,265

   4.109%, 01/25/29.............     226,211          221,289

Residential Funding Mortgage
   Securities II, Inc.
   5.320%, 12/25/35.............   1,190,000        1,168,971
                                               ---------------
                                              -
                                                                       7,016,692
                                               ---------------
                                              -


Auto Components--0.1%

Johnson Controls, Inc.
   5.500%, 01/15/16.............     408,000          387,116

   6.000%, 01/15/36.............   1,031,000          951,029
                                               ---------------
                                              -
                                                                       1,338,145
                                               ---------------
                                              -


Beverages--0.2%

Cadbury Schweppes U.S. Finance
   (144A)
   5.125%, 10/01/13.............   2,185,000        2,052,504

Miller Brewing Co. (144A)
   5.500%, 08/15/13.............   2,421,000        2,322,904
                                               ---------------
                                              -
                                                                       4,375,408
                                               ---------------
                                              -


Building Products--0.1%

Home Depot, Inc.
   5.400%, 03/01/16 (a).........   1,892,000        1,813,635
                                               ---------------
                                              -


Capital Markets--0.6%

Credit Suisse First Boston USA,
   Inc.
   4.125%, 01/15/10.............   2,919,000        2,773,269

Credit Suisse USA, Inc.
   4.875%, 08/15/10.............     306,000          296,591

Lehman Brothers Holdings, Inc.
   5.500%, 04/04/16.............     375,000          358,331

   8.250%, 06/15/07.............     771,000          789,232

Merrill Lynch & Co., Inc.
   5.450%, 07/15/14 (a).........   1,724,000        1,664,269

   6.050%, 05/16/16.............   1,384,000        1,374,884

Morgan Stanley
   4.750%, 04/01/14.............     830,000          760,961

   6.750%, 04/15/11.............   1,180,000        1,225,107

The Goldman Sachs Group, Inc.
   5.700%, 09/01/12.............   1,449,000        1,434,930
                                               ---------------
                                              -
                                                                      10,677,574
                                               ---------------
                                              -

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)
Fixed Income--(Continued)

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Banks--0.9%
                                                                       1,396,469
Abbey National Capital Trust
   8.963%, 12/29/49.............$  1,151,000  $

Bank of America Corp.
   5.375%, 06/15/14.............   1,230,000        1,190,612

   7.400%, 01/15/11.............   2,006,000        2,134,418

Bank One Corp.
   8.000%, 04/29/27.............     100,000          117,222

HBOS Capital Funding, L.P.
   6.071%, 06/30/49 (a).........     550,000          535,841

Nordea Bank
   5.424%, 12/29/49.............     610,000          559,749

RBS Capital Trust II
   6.425%, 12/29/49 (c).........   2,300,000        2,147,726

U.S. Bancorp
   7.500%, 06/01/26.............     400,000          455,518

Unicredito Italiano Capital
   Trust
   9.200%, 10/05/49.............   1,412,000        1,570,601

Wachovia Bank Commercial
   Mortage Trust
   5.491%, 12/15/44.............   1,437,000        1,376,499

Wachovia Corp.
   5.250%, 08/01/14.............   2,834,000        2,702,953

Wells Fargo & Co.
   5.125%, 09/15/16 (a).........     834,000          778,297

Wells Fargo Bank N.A.
   4.750%, 02/09/15.............   1,950,000        1,800,363
                                               ---------------
                                              -
                                                                      16,766,268
                                               ---------------
                                              -


Commercial Mortgage-Backed Securities--1.9%

Greenwich Capital Commercial
   Funding Corp.
   5.224%, 04/10/37.............   1,313,869        1,253,227

Banc of America Commercial
   Mortgage, Inc.
   4.857%, 07/10/42.............   1,750,000        1,627,665

   5.354%, 09/10/47.............   1,449,133        1,382,379

BlackRock Capital Finance, L.P.
   7.750%, 09/25/26.............     138,617          134,131

Chase Commercial Mortgage
   Securities Corp.
   7.543%, 07/15/32.............     166,481          169,217

Citigroup/Deutsche Bank
   Commercial Mortgage Trust
   5.400%, 07/15/44.............   1,200,000        1,164,822

Countrywide Commercial Mortgage
   Trust
   5.670%, 02/12/39.............     560,000          544,423

Criimi Mae CMBS Corp.
   6.701%, 06/20/30 (c).........     420,000          420,625

Criimi Mae Commercial Mortgage
   Trust (144A)
   7.000%, 06/02/33.............   1,492,488        1,493,654

CS First Boston Mortgage
   Securities Corp.
   6.550%, 01/17/35.............     241,459          243,560

Deutsche Mortgage & Asset
   Receiving Corp.
   6.538%, 06/15/31.............     768,545          775,137

GE Capital Commercial Mortgage
   Corp.
   5.519%, 03/10/44 (c).........   1,000,000          961,001

General Electric Capital
   Assurance Co. (144A)
   5.743%, 05/12/35.............      35,000           34,326

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)
                                                                         313,203
Greenwich Capital Commercial
   Funding Corp.
   4.305%, 08/10/42.............$    326,945  $

   4.915%, 01/05/36 (c).........     500,000          472,951

   5.317%, 06/10/36 (c).........   1,341,434        1,295,398

   6.110%, 06/10/16.............   1,125,000        1,131,152

JPMorgan Chase Commercial
   Mortgage Securities Corp.
   4.948%, 09/12/37 (c).........   1,400,000        1,303,384

   5.038%, 03/15/46.............     480,060          452,630

   5.382%, 05/15/41 (c).........   1,292,933        1,243,170

   5.472%, 01/12/43 (c).........   1,855,000        1,783,918

JPMorgan Commercial Mortgage
   Finance Corp.
   4.780%, 07/15/42.............   1,384,000        1,273,490

Lehman Brothers Commercial
   Conduit Mortgage Trust
   6.480%, 02/18/30.............     223,943          225,346

Merrill Lynch Mortgage Trust
   5.844%, 05/12/39.............   2,010,000        1,982,094

Morgan Stanley Capital I, Inc.
   5.150%, 06/13/41.............     250,000          239,821

   5.168%, 01/14/42.............     199,571          190,061

Morgan Stanley Capital I, Inc.
   (144A)
   0.726%, 11/15/30 (c) (f).....  36,473,350          561,784

Multi-Family Capital Access
   One, Inc.
   6.650%, 01/15/24.............     286,848          290,795

Residential Asset Mortgage
   Products, Inc.
   4.971%, 09/25/34.............     752,000          724,419

Spirit Master Funding, LLC
   (144A)
   5.050%, 07/20/23.............   1,441,082        1,339,564

Structured Asset Securities
   Corp.
   4.670%, 03/25/35.............     794,929          782,053

The Bear Stearns Commercial
   Mortgage Securities, Inc.
   4.680%, 08/13/39.............     150,000          140,183

   5.116%, 02/11/41.............   1,332,663        1,263,149

TIAA Retail Commercial Mortgage
   Trust (144A)
   7.170%, 01/15/32.............     111,531          112,396

Wachovia Bank Commercial
   Mortgage Trust
   4.847%, 10/15/41.............   2,245,000        2,089,516

   4.935%, 04/15/42.............   1,750,000        1,636,103

   5.083%, 03/15/42 (c).........   1,748,241        1,650,961

   5.370%, 10/15/44 (c).........   1,347,000        1,282,521

   5.962%, 06/15/45 (c).........   1,530,000        1,538,247
                                               ---------------
                                              -
                                                                      35,522,476
                                               ---------------
                                              -


Commercial Services &
   Supplies--0.2%

Cendant Corp.
   6.875%, 08/15/06.............   1,566,000        1,567,539

USA Waste Services, Inc.
   7.000%, 07/15/28.............   1,464,000        1,517,596

Waste Management, Inc.
   7.375%, 08/01/10.............   1,061,000        1,119,173
                                               ---------------
                                              -
                                                                       4,204,308
                                               ---------------
                                              -


Communications Equipment--0.1%

Cisco Systems, Inc.
   5.500%, 02/22/16.............   1,229,000        1,180,119
                                               ---------------
                                              -


Construction & Engineering--0.0%

CRH America, Inc.
   6.950%, 03/15/12.............     309,000          320,489
                                               ---------------
                                              -

                                  *See accompanying notes to financial
statements.

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Consumer Finance--0.0%
                                                                         267,966
Dean Witter Discover & Co.
   6.750%, 01/01/16 (a).........$    260,000  $
                                               ---------------
                                              -


Diversified Financial
   Services--0.2%

Citigroup, Inc.
   5.000%, 09/15/14.............   1,192,000        1,115,673

General Electric Capital Corp.
   5.450%, 01/15/13.............     572,000          562,235

   6.750%, 03/15/32 (a).........     424,000          452,588

   8.500%, 07/24/08 (a).........     553,000          581,886

   8.750%, 05/21/07.............     313,000          321,064

HSBC Finance Corp.
   5.250%, 01/14/11 (a).........   1,300,000        1,269,685
                                               ---------------
                                              -
                                                                       4,303,131
                                               ---------------
                                              -


Diversified Telecommunication Services--0.3%

BellSouth Corp.
   6.550%, 06/15/34.............   1,212,000        1,154,087

SBC Communications, Inc.
   6.150%, 09/15/34.............     612,000          561,664

Telefonica Europe
   7.750%, 09/15/10.............     650,000          689,550

Verizon New York, Inc.
   6.875%, 04/01/12 (a).........   3,102,000        3,143,235
                                               ---------------
                                              -
                                                                       5,548,536
                                               ---------------
                                              -


Electric Utilities--0.7%

Duke Capital, LLC
   8.000%, 10/01/19.............     753,000          851,376

Entergy Louisiana, LLC
   8.090%, 01/02/17.............     712,313          725,462

Exelon Generation Co., LLC
   6.950%, 06/15/11.............   1,499,000        1,562,943

FirstEnergy Corp.
   6.450%, 11/15/11 (a).........   1,926,000        1,959,747

MidAmerican Energy Holdings Co.
   3.500%, 05/15/08.............     694,000          665,836

   5.875%, 10/01/12.............     768,000          761,844

   6.125%, 04/01/36.............     602,000          562,738

MidAmerican Funding, LLC
   6.927%, 03/01/29.............     699,000          740,928

Northeast Utilities
   8.580%, 12/01/06.............     104,880          105,178

Oncor Electric Delivery Co.
   7.000%, 09/01/22.............   1,325,000        1,373,133

PPL Energy Supply, LLC
   6.400%, 11/01/11.............     100,000          101,289

Progress Energy, Inc.
   7.100%, 03/01/11 (a).........   1,893,000        1,974,689

PSE&G Power, LLC
   5.500%, 12/01/15 (a).........     727,000          685,713

   6.950%, 06/01/12.............     560,000          581,040

System Energy Resources, Inc.
   (144A) 5.129%, 01/15/14......     769,894          740,600

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Electric Utilities--(Continued)
                                                                          47,880
United Energy Distribution
   Holdings, Ltd. (144A)
   5.450%, 04/15/16.............$     50,000  $

Virginia Electric & Power Co.
   5.375%, 02/01/07.............      45,000           44,879
                                               ---------------
                                              -
                                                                      13,485,275
                                               ---------------
                                              -


Energy Equipment & Services--0.2%

Halliburton Co.
   5.500%, 10/15/10.............   1,447,000        1,433,320

Kinder Morgan Energy Partners,
   L.P. 5.125%, 11/15/14........     412,000          376,122

   6.750%, 03/15/11.............   1,202,000        1,227,924

   7.125%, 03/15/12.............     150,000          155,296

   7.750%, 03/15/32 (a).........     625,000          672,589
                                               ---------------
                                              -
                                                                       3,865,251
                                               ---------------
                                              -


Federal Agencies--15.1%

Federal Home Loan Bank
   3.250%, 07/21/06.............   2,725,000        2,721,929

   3.750%, 09/28/06.............   8,475,000        8,440,744

   3.900%, 02/25/08.............   1,025,000          999,638

   4.500%, 05/01/18.............     545,035          515,518

   4.500%, 08/01/18.............     853,492          807,270

   4.500%, 11/01/18.............     813,564          769,505

   4.500%, 01/01/19.............   1,479,443        1,399,323

   4.500%, 02/01/20.............   1,360,605        1,286,154

   5.000%, 06/01/18.............      56,282           54,299

   5.000%, 12/01/18.............     132,857          128,175

   5.000%, 02/01/19.............     934,516          900,852

   5.000%, 05/01/19.............     732,001          705,931

   5.000%, 06/01/19.............     399,592          385,197

   5.000%, 03/01/34.............     502,834          471,107

   5.000%, 04/01/34.............     527,469          494,187

   5.000%, 08/01/35.............     977,426          913,529

   5.000%, 09/01/35.............     966,631          903,440

   5.000%, 10/01/35.............   2,382,742        2,226,976

   5.500%, 01/01/19.............     177,567          174,333

   5.500%, 04/01/19.............      90,834           89,238

   5.500%, 06/01/19.............      69,693           68,424

   5.500%, 07/01/19.............     257,856          253,160

   5.500%, 12/01/19.............      99,080           97,276

   5.500%, 12/01/20.............     156,261          153,316

   5.500%, 08/01/25.............   1,064,449        1,033,006

   5.500%, 09/01/25.............     952,304          924,174

   5.500%, 12/01/33.............   2,417,104        2,331,848

   5.500%, 01/01/34.............   2,369,127        2,285,564

   5.500%, 04/01/34.............     351,707          338,703

   5.500%, 10/01/34.............     224,436          216,137

   5.500%, 11/01/34.............     314,518          302,889

   5.500%, 12/01/34.............     433,970          417,924

   5.500%, 10/01/35.............     852,167          819,031

   6.000%, 04/01/16.............     164,060          164,361

   5.500%, 05/01/33.............      70,844           68,343

   5.500%, 06/01/33.............   5,461,411        5,268,626

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                         283,537
   6.000%, 04/01/17.............$    282,982  $

   6.000%, 07/01/17.............     161,880          162,197

   6.000%, 10/01/17.............     209,854          210,265

   6.000%, 08/01/19.............   1,164,367        1,166,927

   6.000%, 09/01/19.............     349,824          350,593

   6.000%, 11/01/19.............     192,004          192,423

   6.000%, 05/01/21.............     597,973          599,300

   6.000%, 02/01/23.............   1,101,560        1,097,679

   6.000%, 12/01/25.............     477,014          473,962

   6.000%, 02/01/26.............     504,614          501,386

   6.000%, 04/01/34.............     315,115          310,887

   6.000%, 07/01/34.............     907,281          895,106

   6.000%, 08/01/34.............   5,259,442        5,188,864

   6.000%, 09/01/34.............      97,326           96,020

   6.000%, 03/01/36.............     779,742          767,827

   6.500%, 05/01/34.............     229,861          231,307

   6.500%, 06/01/34.............     309,327          311,273

   6.500%, 08/01/34.............   1,025,291        1,031,740

   6.500%, 10/01/34.............   1,114,365        1,124,841

Federal Home Loan Mortgage Corp.
   3.750%, 11/15/06.............   3,082,000        3,063,086

   4.125%, 11/18/09.............   3,100,000        2,974,462

   4.125%, 07/12/10 (a).........     787,000          748,653

   4.500%, 08/01/19.............      81,108           76,670

   4.500%, 04/01/35.............   1,484,545        1,348,738

   5.000%, 12/01/17.............      41,146           39,697

   5.000%, 05/01/18.............     380,511          367,101

   5.000%, 09/01/33.............   3,562,624        3,343,172

   5.000%, 11/01/33.............   1,727,376        1,620,973

   5.000%, 05/01/35.............     656,161          613,266

   5.000%, 08/01/35.............     691,145          645,963

   5.000%, 10/01/35.............   2,923,951        2,732,804

   5.500%, 08/01/19.............      86,489           84,914

   5.500%, 02/01/20.............      39,154           38,416

   5.500%, 06/01/25.............   1,569,933        1,523,069

   5.500%, 07/01/25.............     695,246          674,492

   5.500%, 05/01/33.............   3,384,006        3,264,646

   5.500%, 05/01/35.............     190,280          182,881

   5.500%, 07/01/35.............   1,371,305        1,317,983

   5.500%, 09/01/35.............     526,515          506,042

   6.000%, 07/01/35.............     489,256          482,013

   6.000%, 08/01/35.............     611,691          602,636

   6.500%, 11/01/34.............     474,606          477,591

Federal National Mortgage
   Association
   3.000%, 03/02/07.............   2,118,000        2,083,045

   3.250%, 07/31/06.............   3,350,000        3,344,359

   4.010%, 08/01/13.............     153,275          139,498

   4.019%, 08/01/13.............     758,872          692,291

   4.500%, 04/01/18.............     697,251          660,569

   4.500%, 06/01/18.............   1,483,631        1,405,578

   4.500%, 07/01/18.............   1,939,815        1,837,763

   4.500%, 03/01/19.............     967,528          915,681

   4.500%, 06/01/19.............   3,400,457        3,218,238

   4.500%, 04/01/20.............     802,453          759,452

   4.500%, 05/01/20.............     323,275          305,573

   4.500%, 07/01/20.............     423,055          400,385

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                         522,223
   4.500%, 02/01/35.............$    574,604  $

   4.500%, 03/01/35.............   2,300,494        2,085,590

   4.518%, 05/01/14 (c).........   1,340,474        1,249,587

   4.621%, 04/01/13.............     113,199          107,135

   4.630%, 04/01/14.............     379,647          355,753

   4.760%, 10/01/15.............     178,366          166,229

   4.845%, 06/01/13.............      95,656           91,216

   4.847%, 08/01/14 (c).........     810,927          769,999

   4.880%, 03/01/20.............     509,493          492,476

   4.925%, 04/01/15 (c).........   2,401,750        2,283,353

   4.940%, 08/01/15.............      50,000           47,661

   4.980%, 09/01/15.............      59,429           56,560

   5.000%, 11/01/17.............   1,071,654        1,034,470

   5.000%, 02/01/18.............   4,017,826        3,878,415

   5.000%, 11/01/18.............      83,770           80,859

   5.000%, 12/01/18.............   2,588,752        2,498,808

   5.000%, 06/01/19.............   1,954,244        1,885,045

   5.000%, 07/01/19.............   1,605,707        1,548,850

   5.000%, 09/01/19.............   1,096,137        1,057,323

   5.000%, 11/01/19.............     289,507          279,256

   5.000%, 12/01/19.............      86,012           82,967

   5.000%, 01/01/20.............     107,167          103,245

   5.000%, 03/01/20.............     410,371          395,351

   5.000%, 05/01/20.............     676,024          651,281

   5.000%, 07/01/20.............   2,041,785        1,967,054

   5.000%, 11/01/33.............     529,234          497,110

   5.000%, 03/01/34.............   1,710,981        1,606,416

   5.000%, 04/01/34.............     518,782          486,490

   5.000%, 05/01/34.............     554,587          520,067

   5.000%, 06/01/34.............     522,321          489,810

   5.000%, 08/01/34.............     587,342          550,784

   5.000%, 09/01/34.............   2,068,187        1,939,456

   5.000%, 11/01/34.............     342,047          320,757

   5.000%, 12/01/34.............     250,106          234,539

   5.000%, 06/01/35.............   1,070,841        1,001,782


   5.000%, 07/01/35.............   6,922,335        6,475,117

   5.000%, 08/01/35.............   1,343,907        1,257,057

   5.250%, 04/15/07 (a).........   1,866,000        1,861,602

   5.370%, 02/01/13.............     394,205          386,875

   5.480%, 11/01/15.............     487,290          479,082

   5.500%, 11/01/17.............   1,712,909        1,684,559

   5.500%, 12/01/17.............     291,934          287,103

   5.500%, 01/01/18.............     957,318          941,473

   5.500%, 02/01/18.............     930,085          914,317

   5.500%, 12/01/18.............     388,412          381,827

   5.500%, 06/01/19.............   1,554,361        1,526,994

   5.500%, 07/01/19.............   2,198,229        2,159,523

   5.500%, 08/01/19.............     526,735          517,461

   5.500%, 09/01/19.............   1,299,146        1,276,270

   5.500%, 11/01/19.............     271,843          267,057

   5.500%, 12/01/19.............     270,341          265,581

   5.500%, 01/01/21.............     670,400          658,169

   5.500%, 05/01/25.............     930,269          902,549

   5.500%, 06/01/25.............     631,734          612,909

   5.500%, 02/01/33.............     937,628          904,530

   5.500%, 04/01/33.............     310,564          299,601

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                       3,249,200
   5.500%, 07/01/33.............$  3,368,092  $

   5.500%, 11/01/33.............   2,028,736        1,957,122

   5.500%, 12/01/33.............     434,364          419,031

   5.500%, 01/01/34.............   1,526,285        1,472,408

   5.500%, 02/01/34.............   2,208,348        2,129,598

   5.500%, 03/01/34.............     256,504          247,240

   5.500%, 04/01/34.............     746,622          719,152

   5.500%, 05/01/34.............   3,045,333        2,932,814

   5.500%, 06/01/34.............   3,986,375        3,839,088

   5.500%, 07/01/34.............   3,508,719        3,379,080

   5.500%, 08/01/34.............   1,461,142        1,407,156

   5.500%, 09/01/34.............   8,211,132        7,907,751

   5.500%, 10/01/34.............   6,114,131        5,888,228

   5.500%, 11/01/34.............  10,744,044       10,347,078

   5.500%, 12/01/34.............   5,532,091        5,327,695

   5.500%, 01/01/35.............   7,091,126        6,829,126

   5.500%, 02/01/35.............   2,580,080        2,482,034

   5.500%, 03/01/35.............   4,017,748        3,861,748

   5.500%, 04/01/35.............   2,540,795        2,442,142

   5.500%, 05/01/35.............     136,823          131,510

   5.500%, 07/01/35.............     499,994          480,580

   5.500%, 08/01/35.............   2,115,747        2,033,598

   5.500%, 09/01/35.............   2,047,069        1,967,619

   5.500%, 10/01/35.............     326,656          313,999

   5.500%, 04/01/36.............   1,394,571        1,340,423

   5.722%, 02/01/09.............   1,400,000        1,394,097

   6.000%, 05/15/08 (a).........   4,179,000        4,216,920

   6.000%, 05/15/11 (a).........   1,473,000        1,504,748

   6.000%, 07/01/16.............     644,953          647,293

   6.000%, 01/01/17.............     712,854          715,578

   6.000%, 02/01/17.............     695,679          698,202

   6.000%, 07/01/17.............   1,092,335        1,096,297

   6.000%, 08/01/17.............     115,629          116,071

   6.000%, 09/01/17.............     526,571          528,583

   6.000%, 03/01/18.............      94,863           95,225

   6.000%, 11/01/18.............     589,012          591,148

   6.000%, 01/01/21.............     759,773          762,909

   6.000%, 02/01/21.............     909,618          913,372

   6.000%, 05/01/21.............   1,154,923        1,159,689

   6.000%, 01/01/23.............     124,280          123,802

   6.000%, 11/01/25.............     832,941          827,469

   6.000%, 02/01/32.............   2,006,235        1,983,245

   6.000%, 03/01/34.............     187,789          185,925

   6.000%, 04/01/34.............   2,672,782        2,636,693

   6.000%, 05/01/34.............     221,389          218,340

   6.000%, 06/01/34.............   2,961,548        2,920,758

   6.000%, 07/01/34.............   3,168,756        3,125,111

   6.000%, 08/01/34.............   7,588,591        7,484,069

   6.000%, 10/01/34.............     178,186          175,732

   6.000%, 11/01/34.............     371,505          366,387

   6.000%, 12/01/34.............     189,826          187,211

   6.000%, 04/01/35.............      78,299           77,126

   6.000%, 12/01/35.............   1,150,479        1,133,251

   6.000%, 02/01/36.............   2,613,753        2,574,229

   6.000%, 04/01/36.............   1,904,815        1,875,112

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                         184,565
   6.330%, 03/01/11.............$    181,456  $

   6.500%, 05/01/08.............     634,277          638,011

   6.500%, 06/01/31.............     537,069          541,968

   6.500%, 07/01/31.............     245,563          247,802

   6.500%, 08/01/31.............     171,235          172,797

   6.500%, 09/01/31.............     753,647          760,521

   6.500%, 02/01/32.............     611,661          617,240

   6.500%, 05/01/32.............     238,612          240,718

   6.500%, 07/01/32.............   1,227,865        1,239,324

   6.500%, 08/01/32.............   1,072,365        1,081,829

   6.500%, 01/01/33.............     489,619          493,940

   6.500%, 04/01/34.............     920,348          926,914

   6.500%, 06/01/34.............     281,428          283,078

   6.500%, 08/01/34.............     379,896          382,123

   6.500%, 03/01/36.............   1,094,450        1,100,299

   6.500%, 04/01/36.............     599,290          602,493

   6.500%, 05/01/36.............     747,460          751,454

   6.625%, 09/15/09 (a).........   3,886,000        4,017,533

   7.500%, 10/01/29.............     130,794          135,601

   7.500%, 02/01/30.............      84,385           87,562

   7.500%, 11/01/31.............     335,062          346,570

   7.500%, 02/01/32.............      86,472           89,442
                                               ---------------
                                              -
                                                                     280,397,330
                                               ---------------
                                              -


Food & Staples Retailing--0.1%

Wal-Mart Stores, Inc.
   5.250%, 09/01/35.............   1,830,000        1,596,726
                                               ---------------
                                              -


Food Products--0.0%

General Mills, Inc.
   6.000%, 02/15/12 (a).........      23,000           23,135
                                               ---------------
                                              -


Foreign Government--0.1%

Arab Republic of Egypt
   4.450%, 09/15/15.............     403,000          373,033

State of Israel
   4.625%, 06/15/13.............      95,000           87,979

United Mexican States
   5.625%, 01/15/17.............     908,000          844,440

   6.375%, 01/16/13.............   1,018,000        1,020,545

   6.625%, 03/03/15.............      90,000           91,125

   7.500%, 04/08/33.............     527,000          559,938
                                               ---------------
                                              -
                                                                       2,977,060
                                               ---------------
                                              -


Government Agency--1.2%

Financing Corp.
   9.650%, 11/02/18.............     430,000          582,284

Government National Mortgage
   Association
   4.500%, 07/20/33.............     172,987          157,351

   4.500%, 09/15/33.............     684,454          629,643

   4.500%, 09/20/33.............      87,938           79,989

   4.500%, 12/20/34.............      86,325           78,460

   4.500%, 03/20/35.............     452,245          410,662

   5.000%, 07/20/33.............     350,291          329,776

   5.500%, 09/15/34.............   1,101,402        1,068,499

                                  *See accompanying notes to financial
statements.







Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Government Agency--(Continued)
                                                                         321,751
   5.000%, 03/15/34.............$    339,562  $

   5.000%, 06/15/34.............     552,296          523,326

   5.000%, 12/15/34.............     332,056          314,638

   5.000%, 06/15/35.............     113,474          107,429

   5.500%, 11/15/32.............   1,001,528          972,258

   5.500%, 08/15/33.............   4,974,278        4,827,528

   5.500%, 09/15/34.............     247,789          240,387

   5.500%, 02/15/35.............     108,141          104,868

   5.500%, 10/15/35.............     679,173          658,618

   6.000%, 12/15/28.............     249,067          247,819

   6.000%, 12/15/31.............     283,805          281,964

   6.000%, 03/15/32.............      11,628           11,551

   6.000%, 10/15/32.............   1,056,664        1,049,751

   6.000%, 01/15/33.............     230,024          228,487

   6.000%, 02/15/33.............      12,401           12,318

   6.000%, 04/15/33.............   1,099,499        1,092,153

   6.000%, 08/15/33.............      11,598           11,521

   6.000%, 07/15/34.............     916,598          910,250

   6.000%, 09/15/34.............     612,013          607,774

   6.000%, 02/20/35.............     697,376          690,188

   6.000%, 04/20/35.............     384,175          380,216

   6.500%, 11/20/35.............     614,548          620,046

   6.500%, 02/20/36.............     396,969          400,472

Small Business Administration
   Participation Certificates
   4.350%, 07/01/23 (c).........   1,852,185        1,702,482

   4.770%, 04/01/24.............      97,026           91,246

   4.950%, 03/01/25.............     571,963          549,813

   4.990%, 09/01/24 (c).........     307,269          292,669

   5.090%, 10/01/25.............     244,228          232,910

   5.110%, 08/01/25 (c).........     747,425          714,638

   5.180%, 05/01/24 (c).........     158,586          153,045

   5.390%, 12/01/25.............     931,932          905,880

   5.520%, 06/01/24 (c).........     505,135          497,444

U.S. Department of Housing & Urban Development
   7.498%, 08/01/11.............      98,000          103,301
                                               ---------------
                                              -
                                                                      23,195,405
                                               ---------------
                                              -


Health Care Providers & Services--0.1%

HCA, Inc.
   6.950%, 05/01/12.............   1,142,000        1,114,739

   8.750%, 09/01/10.............     294,000          309,954
                                               ---------------
                                              -
                                                                       1,424,693
                                               ---------------
                                              -


Hotels, Restaurants &
   Leisure--0.1%

Marriot International, Inc.
   6.200%, 06/15/16.............   1,481,000        1,455,117
                                               ---------------
                                              -


Independent Power Producers & Energy Traders--0.1%

TXU Energy Co.
   7.000%, 03/15/13.............   1,297,000        1,323,897
                                               ---------------
                                              -

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Insurance--0.4%
                                                                       1,958,031
American International Group,
   Inc.
   4.250%, 05/15/13.............$  2,154,000  $

   5.050%, 10/01/15.............   1,400,000        1,306,067

Everest Reinsurance Holdings,
   Inc.
   8.750%, 03/15/10.............     100,000          108,832

Fund American Cos., Inc.
   5.875%, 05/15/13.............     735,000          705,230

SunAmerica Institutional Funding
   5.750%, 02/16/09.............     816,000          816,464

The Allstate Corp.
   5.550%, 05/09/35.............   1,326,000        1,158,501

The St. Paul Travelers Cos.,
   Inc.
   5.500%, 12/01/15.............     938,000          885,970

   5.750%, 03/15/07.............      85,000           85,024
                                               ---------------
                                              -
                                                                       7,024,119
                                               ---------------
                                              -


Machinery--0.1%

Kennametal, Inc.
   7.200%, 06/15/12.............   1,284,000        1,339,156
                                               ---------------
                                              -


Media--0.5%

Cox Communications, Inc.
   4.625%, 06/01/13 (a).........   1,473,000        1,322,121

Hearst-Argyle Television, Inc.
   7.500%, 11/15/27.............     200,000          197,875

News America Holdings, Inc.
   6.200%, 12/15/34.............     438,000          397,481

   8.500%, 02/23/25.............     722,000          815,954

TCI Communications Financing
   III 9.650%, 03/31/27.........   3,627,000        3,867,307

The Walt Disney Co.
   6.375%, 03/01/12.............   1,670,000        1,713,679
                                               ---------------
                                              -
                                                                       8,314,417
                                               ---------------
                                              -


Metals & Mining--0.0%

Alcan, Inc.
   5.000%, 06/01/15.............     322,000          297,507
                                               ---------------
                                              -


Multi-Utilities--0.1%

Centerpoint Energy Resources
   Corp.
   7.875%, 04/01/13.............     693,000          753,290

Dominion Resources, Inc.
   5.150%, 07/15/15.............   1,506,000        1,384,329

Pacific Gas & Electric Co.
   4.800%, 03/01/14.............     397,000          369,946
                                               ---------------
                                              -
                                                                       2,507,565
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--0.3%

Devon Financing Corp.
   6.875%, 09/30/11.............     460,000          478,263

Ocean Energy, Inc.
   7.250%, 10/01/11.............   1,486,000        1,566,348

              *See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--(Continued)
                                                                       2,099,453
Valero Energy Corp.
   6.875%, 04/15/12.............$  2,023,000  $

XTO Energy, Inc.
   5.650%, 04/01/16.............   1,830,000        1,735,279
                                               ---------------
                                              -
                                                                       5,879,343
                                               ---------------
                                              -


Paper & Forest Products--0.0%

MeadWestvaco Corp.
   6.800%, 11/15/32 (a).........     607,000          568,693

   6.850%, 04/01/12.............      35,000           35,620
                                               ---------------
                                              -
                                                                         604,313
                                               ---------------
                                              -


Pharmaceuticals--0.2%

Allergan, Inc.
   5.750%, 04/01/16.............   1,430,000        1,389,460

Cardinal Health, Inc.
   5.850%, 12/15/17.............   1,443,000        1,375,866

Wyeth
   5.500%, 03/15/13 (c).........   1,417,000        1,379,486
                                               ---------------
                                              -
                                                                       4,144,812
                                               ---------------
                                              -


Real Estate--0.7%

Boston Properties, Inc. (REIT)
   5.000%, 06/01/15.............     200,000          183,473

EOP Operating, LP
   6.763%, 06/15/07.............     175,000          176,379

   6.800%, 01/15/09.............   2,386,000        2,436,471

   8.100%, 08/01/10.............   1,000,000        1,075,329

HRPT Properties Trust (REIT)
   6.250%, 08/15/16.............   1,379,000        1,351,740

Prologis (REIT)
   5.750%, 04/01/16.............   1,743,000        1,680,217

Simon Property Group, L.P.
   (REIT)
   5.100%, 06/15/15.............     602,000          556,376

   6.375%, 11/15/07.............   1,152,000        1,156,795

Socgen Real Estate Co., LLC
   7.640%, 12/29/49.............   1,555,000        1,587,958

Vornado Realty, L.P. (REIT)
   4.750%, 12/01/10.............     530,000          503,602

   5.625%, 06/15/07.............   2,454,000        2,443,602
                                               ---------------
                                              -
                                                   13,151,942
                                               ---------------
                                              -


Road & Rail--0.1%

CSX Corp.
   6.750%, 03/15/11.............     574,000          595,578

Norfolk Southern Corp.
   7.050%, 05/01/37.............     360,000          393,391

Union Pacific Corp.
   6.125%, 01/15/12.............     400,000          404,354
                                               ---------------
                                              -
                                                                       1,393,323
                                               ---------------
                                              -

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Specialty Retail--0.2%
                                                                       1,374,363
Fortune Brands, Inc.
   5.125%, 01/15/11.............$  1,435,000  $

Limited Brands
   5.250%, 11/01/14 (a).........   1,727,000        1,577,324

May Department Stores Co.
   5.750%, 07/15/14 (a).........   1,400,000        1,359,750
                                               ---------------
                                              -
                                                                       4,311,437
                                               ---------------
                                              -


Thrifts & Mortgage Finance--0.1%

Countrywide Financial Corp.
   6.250%, 05/15/16.............   1,648,000        1,615,262

Countrywide Home Loans, Inc.
   5.500%, 08/01/06.............     167,000          167,013
                                               ---------------
                                              -
                                                                       1,782,275
                                               ---------------
                                              -


U.S. Treasury--12.6%

United States Treasury Bonds
   5.375%, 02/15/31 (a).........  15,984,000       16,259,980

   6.250%, 08/15/23 (a).........   3,748,000        4,133,635

   7.875%, 02/15/21 (a).........     350,000          440,398

   8.000%, 11/15/21 (a).........     434,000          555,045

   8.875%, 02/15/19 (a).........     281,000          373,379

   9.875%, 11/15/15 (a).........   1,615,000        2,173,625

   10.375%, 11/15/12............   1,221,000        1,303,132

United States Treasury Notes
   3.000%, 11/15/07 (a).........   3,677,000        3,569,992

   3.125%, 04/15/09 (a).........  21,753,000       20,633,069

   3.250%, 08/15/07 (a).........   3,344,000        3,271,763

   3.500%, 11/15/06 (a).........     315,000          312,994

   3.875%, 02/15/13 (a).........   1,294,000        1,204,532

   4.000%, 06/15/09 (a).........     203,000          196,759

   4.000%, 11/15/12 (a).........   3,625,000        3,407,217

   4.125%, 05/15/15 (a).........   2,461,000        2,285,174

   4.250%, 11/15/13 (a).........   5,704,000        5,397,855

   4.250%, 08/15/15 (a).........   4,077,000        3,814,702

   4.375%, 05/15/07 (a).........   2,305,000        2,287,353

   4.500%, 02/15/16 (a).........   1,474,000        1,402,372

   4.750%, 11/15/08 (a).........  10,722,000       10,626,092

   4.750%, 05/15/14 (a).........   1,341,000        1,308,156

   5.000%, 02/15/11 (a).........  19,097,000       19,050,002

   5.500%, 02/15/08 (a).........     753,000          756,941

   5.625%, 05/15/08 (a).........  53,502,998       53,925,190

   6.000%, 02/15/26 (a).........  21,935,000       23,760,058

   6.500%, 02/15/10.............  42,303,000       44,198,386

   6.625%, 05/15/07.............   1,292,000        1,305,979

United States Treasury Notes
   (TII)
   4.250%, 01/15/10 (a).........   6,241,629        6,630,757
                                               ---------------
                                              -
                                                  234,584,537
                                               ---------------
                                              -


Wireless Telecommunication Services--0.1%

Cingular Wireless, LLC
   6.500%, 12/15/11.............     900,000          922,262
                                               ---------------
                                              -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Yankee--1.1%
                                                                       1,325,001
Barclays Bank, Plc. (144A)
   6.860%, 09/29/49.............$  1,325,000  $

Consumers International, Inc.
   10.250%, 04/01/49 (d) (e)....      50,000                0

DBS Capital Funding Corp. (144A)
   7.657%, 03/31/49 (c).........   1,190,000        1,267,631

Diageo, Plc.
   5.500%, 04/01/13 (a).........   1,710,000        1,664,372

France Telecom S.A.
   7.750%, 03/01/11 (c).........     346,000          371,675

Hydro-Quebec
   6.300%, 05/11/11.............   1,600,000        1,646,144

ING Groep NV
   5.775%, 12/29/49 (a).........   2,310,000        2,191,987

Mizuho, Ltd.
   6.686%, 03/31/49.............   1,740,000        1,651,124

MUFG Capital Finance
   6.346%, 07/29/49.............   1,211,000        1,168,118

Natexis AMBS Company, LLC
   8.440%, 12/29/49.............     280,000          293,172

Nexen, Inc.
   5.875%, 03/10/35.............   1,050,000          926,964

Norsk Hydro A/S
   7.750%, 06/15/23.............     100,000          116,931

PCCW-HKTC Capital, Ltd. (144A)
   6.000%, 07/15/13.............     568,000          538,723

Pemex Project Funding Master
   Trust
   8.625%, 02/01/22.............     280,000          313,040

   9.125%, 10/13/10.............     125,000          136,875

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Yankee--(Continued)
                                                                         696,124
Telecom Italia Capital S.A.
   5.250%, 11/15/13.............$    753,000  $

   6.000%, 09/30/34.............     864,000          745,993

UBS Preferred Funding Trust V
   6.243%, 05/12/49 (a).........   1,930,000        1,901,384

UFJ Finance Aruba AEC
   6.750%, 07/15/13 (a).........   1,320,000        1,375,151

WOORI Bank
   6.125%, 05/03/16.............   2,120,000        2,089,854
                                               ---------------
                                              -
                                                   20,420,263
                                               ---------------
                                              -

Total Fixed Income
   (Identified Cost
   $758,840,053)................                  734,623,150
                                               ---------------
                                              -

Short Term Investments--0.9%
---------------------------------------------------------------


Commercial Paper--0.9%

Falcon Asset Securitization
   5.280%, 07/03/06.............   2,062,000        2,061,395

Yorktown Capital, LLC
   5.270%, 07/03/06.............  14,704,000       14,699,695
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $16,761,090)                   16,761,090
                                               ---------------
                                              -

Total Investments--99.2%
   (Identified Cost
   $1,776,063,588) (g)..........                1,845,735,423

Other assets less liabilities...                   15,128,242
                                               ---------------
                                              -
                                                                   1,860,863,665
Total Net Assets--100%...........              $
                                               ===============
                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $229,411,620 and the collateral received consisted of cash in the amount of $192,913,334 and securities with a market value of $ 40,563,492.
(b)      Non-Income Producing.
(c)      Variable or Floating Rate Security. Rate disclosed is as of June 30,
         2006. (d) Zero Valued Security. (e) Non-Income Producing; Defaulted
         Bond.
(f) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,776,063,588 and the composition of unrealized appreciation and depreciation of investment securities was $135,446,236 and $(65,774,401), respectively.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June
         30, 2006, the market value of 144A securities was $13,999,571, which is 0.8% of total net assets.
(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TII)-- A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)--   Canadian Dollar
(CHF)--   Swiss Franc
(GBP)--   British Pound

                                     *See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

MFS Total Return Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,845,735,423
   Investments at value........                                                                           $

   Cash........................                                                                                      7,345

   Foreign cash at value.......                                                                                        308

   Collateral for securities loaned                                                                            233,476,826

   Receivable for:

      Securities sold..........                                                                                 12,563,480

      Fund shares sold.........                                                                                  1,849,986

      Accrued interest and dividends                                                                             9,323,831

      Foreign taxes............                                                                                     33,246
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              2,102,990,445

Liabilities

   Payable for:

      Fund shares redeemed.....                                                           $    2,516,575

      Securities purchased.....                                                                4,664,364

      Withholding taxes........                                                                    3,313

      Return of collateral for securities loaned                                             233,476,826

   Accrued expenses:

      Management fees..........                                                                  801,007

      Service and distribution fees                                                              264,191

      Deferred directors' fees.                                                                   64,690

      Other expenses...........                                                                  335,814
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                242,126,780
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,860,863,665
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,801,118,132
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                        5,432,888

      Accumulated net realized losses                                                                          (15,367,133)

      Unrealized appreciation on investments and foreign currency                                               69,679,778
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,860,863,665
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                    142.12
Net asset value and redemption price per share ($267,337,201 divided by 1,881,069 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                    141.00
Net asset value and redemption price per share ($182,607,683 divided by 1,295,131 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                    141.67
Net asset value and redemption price per share ($84,478,538 divided by 596,303 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class F
                                                                                                                    141.30
Net asset value and redemption price per share ($1,326,440,243 divided by 9,387,568
   shares outstanding).........                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,776,063,588
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                                       311
Identified cost of foreign cash                                                                           $
                                                                                                           =================
                                                                                                          =







Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     6,491,256(a)
   Dividends.......................                                                              $

   Interest........................                                                                  7,064,462(b)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    13,555,718

Expenses

   Management fees.................                                     $   2,496,700

   Service and distribution fees--Class B                                      211,436

   Service and distribution fees--Class E                                       65,923

   Service and distribution fees--Class F                                      445,495

   Directors' fees and expenses....                                             7,847

   Custodian.......................                                           179,401

   Audit and tax services..........                                            15,842

   Legal...........................                                             9,640

   Printing........................                                            92,887

   Insurance.......................                                             4,484

   Miscellaneous...................                                             5,316
                                                                         ------------------------
                                                                        -

   Total expenses..................                                         3,534,971

   Expense reductions..............                                           (16,759)               3,518,212
                                                                         ------------------------
                                                                        -                        ---------------------------

Net Investment Income..............                                                                 10,037,506
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain
Realized gain on:

   Investments--net.................                                        16,298,191

   Foreign currency transactions--net                                           19,192               16,317,383
                                                                         ------------------------
                                                                        -
Unrealized appreciation on:

   Investments--net.................                                        44,390,272

   Foreign currency transactions--net                                            8,569               44,398,841
                                                                         ------------------------
                                                                        -                        ---------------------------

Net gain...........................                                                                 60,716,224
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    70,753,730
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $42,676. (b) Includes income on securities loaned of $22,694.

                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                          -----------------      2005
                                                                                         -                 -----------------

From Operations
                                                                                                                11,998,973
   Net investment income.................................................................$     10,037,506  $

   Net realized gain.....................................................................      16,317,383       15,553,882

   Unrealized appreciation (depreciation)................................................      44,398,841      (12,764,606)
                                                                                          -----------------
                                                                                         -                 -----------------

   Increase in net assets from operations................................................      70,753,730       14,788,249
                                                                                          -----------------
                                                                                         -                 -----------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................      (9,353,948)      (4,703,791)

         Class B.........................................................................      (5,663,220)      (1,973,530)

         Class E.........................................................................      (3,000,726)      (1,482,414)
                                                                                          -----------------
                                                                                         -                 -----------------
                                                                                              (18,017,894)      (8,159,735)
                                                                                          -----------------
                                                                                         -                 -----------------

      Net realized gain

         Class A.........................................................................      (5,851,759)      (2,982,672)

         Class B.........................................................................      (3,895,024)      (1,444,579)

         Class E.........................................................................      (1,986,975)      (1,051,155)
                                                                                          -----------------
                                                                                         -                 -----------------
                                                                                              (11,733,758)      (5,478,406)
                                                                                          -----------------
                                                                                         -                 -----------------

   Total distributions...................................................................     (29,751,652)     (13,638,141)
                                                                                          -----------------
                                                                                         -                 -----------------

   Increase in net assets from capital share transactions................................   1,309,043,243       47,905,874
                                                                                          -----------------
                                                                                         -                 -----------------

   Total increase in net assets..........................................................   1,350,045,321       49,055,982


Net Assets

   Beginning of the period...............................................................     510,818,344      461,762,362
                                                                                          -----------------
                                                                                         -                 -----------------
                                                                                                               510,818,344
   End of the period.....................................................................$  1,860,863,665  $
                                                                                          =================
                                                                                         =                 =================


Undistributed Net Investment Income
                                                                                                                13,413,276
   End of the period.....................................................................$      5,432,888  $
                                                                                          =================
                                                                                         =                 =================







Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                             Six months ended
                                                                               June 30, 2006                 Year ended
                                                                       ------------------------------     December 31, 2005
                                                                      -                              ---------------------------
                                                                         Shares                        Shares
                                                                       ------------        $          ----------       $
                                                                      -            -------------------          ----------------

Class A
                                                                                         34,936,653                48,468,815
   Sales..............................................................    238,737  $                    331,621 $

   Reinvestments......................................................    105,911        15,205,707      54,421     7,686,463

   Redemptions........................................................   (231,657)      (34,265,431)   (435,176)  (63,611,821)
                                                                       ------------                   ----------
                                                                      -            -------------------          ----------------
                                                                                         15,876,929                (7,456,543)
   Net increase (decrease)............................................    112,991  $                    (49,134)$
                                                                       ============
                                                                      =            ==================

Class B
                                                                                         39,311,874                82,389,685
   Sales..............................................................    269,306  $                    568,687 $

   Reinvestments......................................................     67,075         9,558,244      24,392     3,418,109

   Redemptions........................................................   (122,736)      (18,049,832)   (216,764)  (31,402,693)
                                                                       ------------                   ----------
                                                                      -            -------------------          ----------------
                                                                                         30,820,286                54,405,101
   Net increase.......................................................    213,645  $                    376,315 $
                                                                       ============
                                                                      =            ==================

Class E
                                                                                          8,610,599                26,041,200
   Sales..............................................................     58,605  $                    178,877 $

   Reinvestments......................................................     34,840         4,987,701      17,995     2,533,569

   Redemptions........................................................   (112,214)      (16,504,723)   (189,586)  (27,617,453)
                                                                       ------------                   ----------
                                                                      -            -------------------          ----------------
                                                                                         (2,906,423)                  957,316
   Net increase (decrease)............................................    (18,769) $                      7,286 $
                                                                       ============
                                                                      =            ==================

Class F
                                                                                        131,849,079                         0
   Sales..............................................................    918,305  $                          0 $

   Shares issued through acquisition..................................  8,939,066     1,200,395,074           0             0

   Redemptions........................................................   (469,803)      (66,991,702)          0             0
                                                                       ------------                   ----------
                                                                      -            -------------------          ----------------
                                                                                      1,265,252,451                         0
   Net increase.......................................................  9,387,568  $                          0 $
                                                                       ============
                                                                      =            ==================
                                                                                      1,309,043,243                47,905,874
   Increase derived from capital share transactions...................  9,695,435  $                    334,467 $
                                                                       ============
                                                                      =            ==================

                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                      147.96                   119.83                  185.92
Net Asset Value, Beginning of Period.............$     147.99     $           $   138.13   $           $   141.92  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        1.71           3.84        3.60         3.30        3.89        4.60

   Net realized and unrealized gain (loss) on
      investments................................        1.34           0.46       11.53        16.79      (10.18)     (11.61)
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............        3.05           4.30       15.13        20.09       (6.29)      (7.01)
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (5.49)         (2.61)      (4.52)       (1.79)      (4.47)      (6.60)

   Distributions from net realized capital gains.       (3.43)         (1.66)      (0.78)        0.00      (11.33)     (30.39)
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (8.92)         (4.27)      (5.30)       (1.79)     (15.80)     (36.99)
                                                  ----------------
                                                 -                ------------
                                                                      147.99                   138.13                  141.92
Net Asset Value, End of Period...................$     142.12     $           $   147.96   $           $   119.83  $
                                                  ================
                                                 =                ============

Total Return (%).................................         1.9 (b)        3.1        11.3         17.0        (5.4)       (3.8)

   Ratio of operating expenses to average net
      assets before expense reductions (%).......        0.59 (c)       0.66        0.64         0.69        0.66        0.63

   Ratio of operating expenses to average net
      assets after expense reductions (%) (d)....        0.58 (c)       0.65        0.63         0.69         N/A         N/A

   Ratio of net investment income to average net
      assets (%).................................        2.11 (c)       2.53        2.60         2.55        2.98        2.96

   Portfolio turnover rate (%)...................          53 (c)         47          89           62          91         160
                                                                     261,653                  148,601                 157,716
   Net assets, end of period (000)...............$    267,337     $           $  268,870   $           $  133,092  $


                                                                                           Class B
                                                               -----------------------------------------------------------------
                                                              -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                               ---------------             Year ended December 31,
                                                              -               --------------------------------------------------
                                                                                  2005                    2003
                                                                               -----------    2004      ----------   2002(a)
                                                                              -           --------------          --------------
                                                                                  146.59                   119.01
Net Asset Value, Beginning of Period..........................$     146.58    $           $   136.93   $          $   129.24
                                                               ---------------
                                                              -               ------------

Income From Investment Operations

   Net investment income......................................        1.44          2.75        3.64         2.53       0.99

   Net realized and unrealized gain (loss) on investments.....        1.40          1.16       11.01        17.11     (11.22)
                                                               ---------------
                                                              -               ------------

   Total from investment operations...........................        2.84          3.91       14.65        19.64     (10.23)
                                                               ---------------
                                                              -               ------------

Less Distributions

   Distributions from net investment income...................       (4.99)        (2.26)      (4.21)       (1.72)      0.00

   Distributions from net realized capital gains..............       (3.43)        (1.66)      (0.78)        0.00       0.00
                                                               ---------------
                                                              -               ------------

   Total distributions........................................       (8.42)        (3.92)      (4.99)       (1.72)      0.00
                                                               ---------------
                                                              -               ------------
                                                                                  146.58                   136.93
Net Asset Value, End of Period................................$     141.00    $           $   146.59   $          $   119.01
                                                               ===============
                                                              =               ============

Total Return (%)..............................................         1.8 (b)       2.9        11.0         16.7       (7.9)(b)

   Ratio of operating expenses to average net assets before
      expense reductions (%)..................................        0.84 (c)      0.91        0.89         0.94       0.91 (c)

   Ratio of operating expenses to average net assets after
      expense reductions (%) (d)..............................        0.83 (c)      0.90        0.88         0.94        N/A

   Ratio of net investment income to average net assets (%)...        1.87 (c)      2.29        2.39         2.30       2.75 (c)

   Portfolio turnover rate (%)................................          53 (c)        47          89           62         91
   Net assets, end of period (000)............................                   158,528                   29,582
                                                              $    182,608    $           $  103,373   $          $    7,168
(a) Commencement of operations was May 1, 2002, April 26, 2004 and May 1, 2006 for classes B, E and F, respectively. (b) Periods less than one year are not computed on an annualized basis. (c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)



                                                                                                 Class E
                                                                               ---------------------------------------------
                                                                              -
                                                                                 Six months
                                                                                   ended
                                                                                  June 30,
                                                                                    2006                Year ended
                                                                               ---------------         December 31,
                                                                              -               ------------------------------
                                                                                                   2005
                                                                                               -------------    2004(a)
                                                                                              -             ----------------
                                                                                                    147.29
Net Asset Value, Beginning of Period..........................................$     147.36    $             $     135.61
                                                                               ---------------
                                                                              -               --------------

Income From Investment Operations

   Net investment income......................................................        1.72            3.46          2.33

   Net realized and unrealized gain on investments............................        1.20            0.60          9.35
                                                                               ---------------
                                                                              -               --------------

   Total from investment operations...........................................        2.92            4.06         11.68
                                                                               ---------------
                                                                              -               --------------

Less Distributions

   Distributions from net investment income...................................       (5.18)          (2.33)         0.00

   Distributions from net realized capital gains..............................       (3.43)          (1.66)         0.00
                                                                               ---------------
                                                                              -               --------------

   Total distributions........................................................       (8.61)          (3.99)         0.00
                                                                               ---------------
                                                                              -               --------------
                                                                                                    147.36
Net Asset Value, End of Period................................................$     141.67    $             $     147.29
                                                                               ===============
                                                                              =               ==============

Total Return (%)..............................................................         1.8 (b)         3.0           8.6(b)

   Ratio of operating expenses to average net assets before expense
      reductions (%)..........................................................        0.74 (c)        0.81          0.79(c)

   Ratio of operating expenses to average net assets after expense reductions
      (%) (d).................................................................        0.74 (c)        0.80          0.78(c)

   Ratio of net investment income to average net assets (%)...................        1.95 (c)        2.38          2.57(c)

   Portfolio turnover rate (%)................................................          53 (c)          47            89
                                                                                                    90,637
   Net assets, end of period (000)............................................$     84,479    $             $     89,519


                                                                                                               Class F
                                                                                                          ------------------
                                                                                                         -
                                                                                                            Period ended
                                                                                                              June 30,
                                                                                                               2006(a)
                                                                                                          ------------------
                                                                                                         -

Net Asset Value, Beginning of Period.....................................................................$       143.80
                                                                                                          ------------------
                                                                                                         -

Income From Investment Operations

   Net investment income.................................................................................          0.51

   Net realized and unrealized loss on investments.......................................................         (3.01)
                                                                                                          ------------------
                                                                                                         -

   Total from investment operations......................................................................         (2.50)
                                                                                                          ------------------
                                                                                                         -

Net Asset Value, End of Period...........................................................................$       141.30
                                                                                                          ==================
                                                                                                         =

Total Return (%).........................................................................................          (1.8)(b)

   Ratio of operating expenses to average net assets before expense reductions (%).......................          0.78 (c)

   Ratio of operating expenses to average net assets after expense reductions (%) (d)....................          0.77 (c)

   Ratio of net investment income to average net assets (%)..............................................          2.17 (c)

   Portfolio turnover rate (%)...........................................................................            53 (c)

   Net assets, end of period (000).......................................................................$    1,326,440

(a)  Commencement of operations was May 1, 2002, April 26, 2004 and May 1, 2006 for classes B, E and F, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--104.8% of Total Net Assets


                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Aerospace & Defense--0.3%
                                                                          95,500
L-3 Communications Holdings,
   Inc.
   6.375%, 10/15/15.............$    100,000  $

Northrop Grumman Corp.

   4.079%, 11/16/06.............   3,900,000        3,877,731

   7.125%, 02/15/11.............   1,000,000        1,052,279
                                               ---------------
                                              -
                                                                       5,025,510
                                               ---------------
                                              -


Asset Backed--16.3%

Ares VIII CLO, Ltd. (144A)
   7.864%, 02/26/16 (a).........   1,600,000        1,623,648

Bank of America Alternate Loan
   Trust 5.500%, 10/25/35.......  11,422,724       11,243,946

Bank One Credit Card Issuance
   Trust 4.859%, 12/15/10 (a)...   9,175,000        9,191,821

BMW Vehicle Owner Trust
   4.040%, 02/25/09 (a).........   8,250,000        8,158,174

California Infrastructure
   Development Corp. 6.420%,
   09/25/08.....................     224,204          224,712

Capital Auto Receivables Asset
   4.050%, 07/15/09 (a).........   7,775,000        7,658,454

Capital One Mutli-Asset
   Execution Trust
   5.261%, 09/15/11 (a).........   1,000,000        1,004,005

Capital Transition Funding, LLC
   5.010%, 01/15/10.............   4,010,406        3,985,059

Centex Home Equity Loan Trust
   7.373%, 12/25/32 (a).........   1,838,249        1,843,579

Chase Auto Owner Trust
   5.340%, 07/15/10.............  12,000,000       11,960,093

Chase Credit Card Issuance Trust
   5.071%, 07/15/11 (a).........  11,380,000       11,376,472

Chase Funding Trust
   5.833%, 04/25/32 (a).........   2,600,000        2,591,729

Citibank Credit Card Issuance
   Trust 4.850%, 11/22/10         10,675,000       10,689,080

   4.850%, 02/10/11.............   8,000,000        7,858,236

Credit Suisse First Boston
   3.936%, 05/15/38 (a).........  10,000,000        8,952,969

CWABS, Inc.
   5.423%, 04/25/36 (a).........   6,152,887        6,153,984

DaimlerChrysler Auto Owner
   Trust 3.490%, 12/08/08.......  10,350,000       10,238,173

First USA Credit Card Master
   Trust 5.402%, 05/17/10 (a)...  10,169,000       10,186,729

Ford Credit Auto Owner Trust
   3.480%, 11/15/08.............   8,843,937        8,750,435

   4.170%, 01/15/09 (a).........   7,700,000        7,620,424

   4.300%, 08/15/09.............  10,665,000       10,476,872

Hedged Mutual Fund Fee Trust
   (144A) 5.220%, 11/30/10 (a)..     380,627          378,724

Knollwood CDO, Ltd. (144A)
   8.220%, 02/08/39 (a).........   1,033,607        1,018,320

MBNA Credit Card Master Note
   Trust

   3.300%, 07/15/10.............   6,715,000        6,482,789

   4.950%, 06/15/09.............   4,000,000        3,991,682

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Asset Backed--(Continued)
                                                                      15,750,000
   5.071%, 09/15/11 (a).........$ 15,750,000  $

   5.403%, 01/25/36 (a).........   6,146,830        6,148,049

   6.550%, 12/15/08.............   1,350,000        1,350,731

   7.000%, 02/15/12.............   1,125,000        1,174,116

Nissan Auto Receivables Owner
   Trust 5.160%, 02/15/10.......  13,000,000       12,913,131

Option One Mortgage Loan Trust
   6.073%, 01/25/33 (a).........   2,013,526        2,017,811

Residential Asset Securities
   Corp.
   5.413%, 01/25/36 (a).........   6,104,910        6,106,305

SLM Corp.
   5.070%, 04/25/12 (a).........   6,309,610        6,308,033

Structured Asset Investment
   Loan Trust
   7.273%, 04/25/33 (a).........   3,900,000        3,909,932

USAA Auto Owner Trust
   3.160%, 02/17/09                3,375,956        3,334,859

   4.630%, 05/15/12 (a).........   7,875,000        7,694,427

Wachovia Auto Owner Trust
   5.380%, 03/20/13.............  11,425,000       11,421,458

Wachovia Capital Corp.
   5.800%, 03/15/42 (a).........   2,540,000        2,464,821

Washington Mutual Asset
   Securities Corp. (144A)
   5.150%, 05/25/36.............   7,380,000        7,225,501
                                               ---------------
                                              -
                                                  251,479,283
                                               ---------------
                                              -


Automobiles--0.3%

DaimlerChrysler N.A. Holding
   Corp. 7.300%, 01/15/12.......   3,800,000        3,954,367

   8.500%, 01/18/31.............     590,000          668,043
                                               ---------------
                                              -
                                                                       4,622,410
                                               ---------------
                                              -


Capital Markets--1.5%

                             AIG SunAmerica (144A)
   5.850%, 08/01/08.............   2,900,000        2,910,339

JPMorgan Chase & Co.
   5.350%, 03/01/07.............   6,520,000        6,506,693

Lehman Brothers Holdings, Inc.
   4.800%, 03/13/14 (b).........   3,700,000        3,420,720

MassMutual Global Funding II
   (144A)
   2.550%, 07/15/08.............   4,400,000        4,139,186

Morgan Stanley
   5.050%, 01/21/11.............   6,800,000        6,594,776
                                               ---------------
                                              -
                                                   23,571,714
                                               ---------------
                                              -


Commercial Banks--4.2%

Atlantic Marine Corp. (144A)
   5.343%, 12/01/50.............     150,000          132,893

Bank of America Corp.
   5.375%, 06/15/14.............   3,100,000        3,000,729

   5.470%, 03/24/09 (a).........   8,225,000        8,227,722

Bank of New York
   3.800%, 02/01/08.............   1,250,000        1,216,369

First National Bank of Boston
   7.375%, 09/15/06.............   1,750,000        1,755,716

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                                       6,637,991
HSBC Bank N.A.
   3.870%, 06/07/07.............$  6,750,000  $

   5.875%, 11/01/34.............   2,300,000        2,100,930

Huntington National Bank
   2.750%, 10/16/06.............     675,000          669,689

Nationwide Building Society
   2.625%, 01/30/07.............   1,325,000        1,302,731

Nationwide Building Society
   (144A)
   4.250%, 02/01/10.............   1,370,000        1,304,402

Rabobank Capital Funding Trust
   (144A)
   5.254%, 12/29/49 (a).........   1,000,000          916,089

RBS Capital Trust I
   4.709%, 12/29/49 (a).........   1,975,000        1,785,155

Royal Bank of Scotland Group,
   Plc.
   5.050%, 01/08/15.............   2,300,000        2,171,253

Simon Debartolo Group, L.P.
   6.875%, 11/15/06.............   4,150,000        4,164,442

U.S. Bank, N.A.
   2.850%, 11/15/06.............   2,200,000        2,178,715

   2.870%, 02/01/07.............   4,800,000        4,721,654

   4.400%, 08/15/08.............   2,290,000        2,239,796

   4.950%, 10/30/14 (b).........   2,300,000        2,154,458

USB Capital IX
   6.189%, 03/29/49 (a).........   1,195,000        1,168,579

Wachovia Bank National
   Association
   4.800%, 11/01/14.............   1,500,000        1,385,183

Wachovia Corp.
   4.375%, 08/15/08.............   1,365,000        1,330,732

   5.489%, 03/23/09 (a).........   4,800,000        4,796,597

   5.510%, 11/03/14 (a).........   4,100,000        4,132,706

Wells Fargo & Co.
   4.200%, 01/15/10.............   1,335,000        1,275,753

   4.625%, 08/09/10.............   2,765,000        2,667,321

   4.875%, 01/12/11.............     940,000          910,735
                                               ---------------
                                              -
                                                   64,348,340
                                               ---------------
                                              -


Commercial Mortgage-Backed Securities--15.4%

Bank of America Commercial
   Mortgage, Inc.
   4.621%, 07/10/43.............   5,225,000        4,927,356

   4.870%, 12/10/42 (a).........   8,450,000        7,848,883

   6.186%, 06/11/35.............   5,530,000        5,629,995

   7.333%, 10/15/09.............   6,315,000        6,597,933

Bear Stearns Commercial
   Mortgage Securities, Inc.
   4.361%, 06/11/41.............   4,958,936        4,816,804

   7.080%, 06/15/09.............   2,075,000        2,144,973

Chase Commerical Mortgage
   Security Corp.
   7.319%, 10/15/32.............   2,370,000        2,488,327

Chase Issuance Trust
   4.230%, 01/15/13 (a).........   2,100,000        2,005,736

Commercial Mortgage Pass
   Through Certificates
   5.167%, 06/10/44 (a).........   7,050,000        6,677,945

Credit Suisse First Boston
   Mortgage Trust
   4.940%, 12/15/35.............   7,295,000        6,958,633

CS First Boston Mortgage
   Securities Corp.
   4.889%, 11/15/37 (a).........   2,220,000        2,061,751

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)
                                                                       7,595,775
CWABS, Inc.
   5.443%, 12/25/35 (c).........$  7,594,519  $

DLJ Commercial Mortgage Corp.
   7.180%, 11/10/33.............   6,707,137        7,011,845

GE Capital Commercial Mortgage
   Corp.
   4.578%, 06/10/48.............   5,200,000        4,919,290

GGP Mall Properties Trust (144A)
   5.558%, 11/15/11.............   3,905,845        3,902,008

GMAC Commercial Mortgage
   Services, Inc.
   5.134%, 08/10/38 (a).........   3,000,000        2,886,784

   6.465%, 04/15/34.............   6,505,000        6,690,709

   6.957%, 09/15/35.............   7,345,000        7,662,239

   7.455%, 08/16/33.............   4,930,405        5,185,198

GS Mortgage Securities Corp.
   4.751%, 07/10/39.............   1,850,000        1,709,784

GS Mortgage Securities Corp. II
   5.553%, 04/10/38.............   2,400,000        2,341,997

Harborview Mortgage Loan Trust
   5.562%, 11/19/35 (a).........   6,209,274        6,229,219

Indymac MBS, Inc.
   6.103%, 09/25/35 (a).........   8,696,569        8,779,271

Irwin Land, LLC
   5.400%, 12/15/47.............   1,650,000        1,456,092

JPMorgan Chase Commercial
   Mortgage Securities Corp.
   4.922%, 01/15/42 (a).........   8,600,000        8,005,692

   4.996%, 08/15/42 (a).........   2,300,000        2,150,203

JPMorgan Commercial Mortgage
   Finance Corp.
   4.780%, 07/15/42.............   3,000,000        2,760,456

   4.999%, 10/15/42 (a).........   2,580,000        2,408,420

   5.857%, 10/12/35.............   5,710,000        5,720,731

   6.507%, 10/15/35.............   4,604,295        4,662,787

   7.239%, 09/15/29.............   2,300,000        2,353,545

LB-UBS Commercial Mortgage Trust
   3.881%, 08/15/29 (a).........   3,775,276        3,646,006

   4.071%, 09/15/26.............   4,537,936        4,360,066

   4.559%, 07/17/12 (a).........   4,075,000        3,891,332

   4.806%, 02/15/40 (a).........   3,600,000        3,326,133

   5.642%, 12/15/25.............   7,266,991        7,263,322

   7.950%, 05/15/25.............   5,480,000        5,854,088

Lehman Brothers Commercial
   Conduit Mortgage Trust
   6.480%, 02/18/30.............  13,650,852       13,736,351

Morgan Stanley Capital I, Inc.
   (144A)
   7.220%, 05/15/07.............     709,567          712,166

Morgan Stanley Capital, Inc.
   6.210%, 11/15/31.............   1,417,310        1,428,756

Mortgage Capital Funding, Inc.
   6.423%, 06/18/30.............   4,677,160        4,721,508

NationsLink Funding Corp.
   6.476%, 08/20/30.............   1,385,205        1,399,437

   6.795%, 08/20/30.............   1,325,000        1,351,125

Nomura Asset Securities Corp.
   6.590%, 03/15/30.............   4,825,000        4,891,120

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)
                                                                       5,904,404
Salomon Brothers Commercial
   Mortgage Trust 6.592%,
   12/18/33.....................$  5,750,000  $

Salomon Brothers Mortgage
   Securities VII, Inc. 6.499%,
   10/13/11.....................   5,860,000        6,033,460

Salomon Brothers Mortgage
   Securities VII, Inc. (144A)
   6.134%, 02/18/34.............     292,069          291,789

UBS Westfield Trust (144A)
   6.155%, 07/14/16.............   2,786,058        2,821,452

Wachovia Bank Commercial
   Mortgage Trust 3.477%,
   08/15/41 (a).................   3,387,805        3,276,666

   4.935%, 04/15/42.............   4,950,000        4,627,834

Washington Mutual, Inc.
   3.423%, 04/25/33 (a).........   5,149,498        4,996,558

   3.695%, 05/25/33 (a).........   4,750,000        4,557,777

   4.505%, 06/25/33 (a).........   1,519,593        1,497,041
                                               ---------------
                                              -
                                                  237,178,772
                                               ---------------
                                              -


Commercial Services & Supplies--0.0%

United Rentals, Inc.
   6.500%, 02/15/12.............     125,000          118,125
                                               ---------------
                                              -


Computers & Peripherals--0.0%

Sungard Data Systems, Inc.
   (144A)
   9.431%, 08/15/13 (a).........      40,000           41,850
                                               ---------------
                                              -


Containers & Packaging--0.1%

Ball Corp.
   6.875%, 12/15/12.............     815,000          798,700
                                               ---------------
                                              -


Diversified Financial Services--4.7%

AES Ironwood, LLC
   8.857%, 11/30/25.............     184,639          199,410

Allstate Financial Global
   Funding, LLC (144A) 5.250%,
   02/01/07.....................   1,500,000        1,496,850

American Real Estate Partners
   7.125%, 02/15/13.............     125,000          120,000

   8.125%, 06/01/12.............     225,000          224,438

Citigroup, Inc.
   3.500%, 02/01/08.............  17,715,000       17,154,958

   4.125%, 02/22/10.............   2,500,000        2,376,843

   5.500%, 08/09/06.............   6,065,000        6,065,625

Credit Suisse USA, Inc.
   3.875%, 01/15/09.............   3,600,000        3,453,311

   6.125%, 11/15/11.............   1,600,000        1,621,398

Devon Financing Corp.
   6.875%, 09/30/11.............   2,800,000        2,911,166

   7.875%, 09/30/31.............     375,000          428,237

Ford Motor Credit Co.
   5.700%, 01/15/10.............     600,000          525,562

General Electric Capital Corp.
   3.125%, 11/09/06.............   4,850,000        4,808,925

   4.125%, 09/01/09.............   4,480,000        4,291,150

   5.000%, 11/15/11.............  16,940,000       16,383,538

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Diversified Financial Services--(Continued)
                                                                         487,981
General Motors Acceptance Corp.
   6.125%, 02/01/07 (b).........$    490,000  $

   6.125%, 08/28/07.............     340,000          336,444

   6.150%, 04/05/07 (b).........     490,000          487,134

Household Finance Corp.
   6.400%, 06/17/08.............   3,010,000        3,050,039

JPMorgan Chase & Co.
   5.250%, 05/01/15.............   2,100,000        1,979,435

Sprint Capital Corp.
   6.125%, 11/15/08.............   3,900,000        3,930,549

   8.375%, 03/15/12.............     200,000          220,980

   8.750%, 03/15/32.............     195,000          235,151
                                               ---------------
                                              -
                                                   72,789,124
                                               ---------------
                                              -


Diversified Telecommunication Services--1.1%

AT&T Broadband Corp.
   8.375%, 03/15/13.............   1,330,000        1,477,151

Cincinnati Bell, Inc.
   7.250%, 07/15/13 (b).........      80,000           78,800

QWEST Corp.
   8.579%, 06/15/13 (a).........     415,000          438,863

SBC Communications, Inc.
   6.450%, 06/15/34 (b).........   2,100,000        1,996,180

SBC Communications, Inc. (144A)
   4.389%, 06/05/21.............   3,900,000        3,846,219

Vodafone Group, Plc.
   5.560%, 06/29/07 (a).........   6,615,000        6,612,936

Wind Acquisition Finance, Inc.
   10.750%, 12/01/15............     475,000          504,688

Windstream Corp. (144A)
   8.125%, 08/01/13.............   1,030,000        1,050,600

   8.625%, 08/01/16.............   1,190,000        1,216,775
                                               ---------------
                                              -
                                                   17,222,212
                                               ---------------
                                              -


Electric Utilities--0.7%

                            Dominion Resources, Inc.
   7.195%, 09/15/14.............     875,000          919,325

   8.125%, 06/15/10.............   1,900,000        2,039,071

Elwood Energy, LLC
   8.159%, 07/05/26.............     307,933          333,200

Florida Power & Light Co.
   5.625%, 04/01/34.............     475,000          436,124

Peco Energy Co.
   4.750%, 10/01/12.............     947,000          890,355

PSEG Energy Holdings, LLC
   8.625%, 02/15/08.............   2,000,000        2,050,000

SP PowerAssets Ltd. (144A)
   5.000%, 10/22/13.............   4,600,000        4,328,701

Tenaska Alabama Partners, L.P.
   (144A)
   7.000%, 06/30/21.............      83,747           81,621
                                               ---------------
                                              -
                                                   11,078,397
                                               ---------------
                                              -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)


                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Electronic Equipment & Instruments--0.1%
                                                                       1,263,032
Loral Corp.
   7.000%, 09/15/23.............$  1,175,000  $
                                               ---------------
                                              -


Energy Equipment & Services--0.1%

Consolidated Natural Gas Co.
   5.000%, 12/01/14.............   1,000,000          919,861

Kinder Morgan Energy Partners,
   L.P.
   5.125%, 11/15/14.............   1,000,000          912,917

Northwest Pipeline Corp.
   8.125%, 03/01/10.............     340,000          353,600

Targa Resources, Inc. (144A)
   8.500%, 11/01/13.............      10,000            9,650

Transcontinental Gas Pipe Line
   Corp.
   8.875%, 07/15/12.............     155,000          170,888
                                               ---------------
                                              -
                                                                       2,366,916
                                               ---------------
                                              -


Federal Agencies--39.5%

Federal Home Loan Bank
   4.500%, 05/01/18.............   8,543,351        8,084,836

   4.500%, 03/01/19.............     129,347          122,269

   4.500%, 05/01/19.............   2,329,005        2,202,333

   4.500%, 07/01/19.............   1,718,179        1,624,161

   4.500%, 12/01/19.............   2,461,487        2,326,795

   5.000%, 08/01/20.............   1,370,194        1,319,203

   5.000%, 09/01/20.............      94,170           90,665

   5.000%, 10/01/20 (a).........   3,302,754        3,179,843

   5.000%, 10/01/20.............   1,011,383          973,744

   5.000%, 11/01/20 (a).........   7,717,921        7,430,702

   5.500%, 07/01/33.............   5,760,973        5,556,753

Federal Home Loan Mortgage Corp.
   3.150%, 06/04/08.............  10,775,000       10,322,062

   4.500%, 08/01/20.............   5,074,188        4,796,531

   4.764%, 03/01/35 (a).........  14,083,873       13,743,757

   5.000%, 03/15/18.............   4,200,000        3,961,244

   5.000%, 04/01/20.............     600,955          578,590

   5.000%, 05/01/20.............   1,157,115        1,114,053

   5.000%, 07/01/20.............   3,508,458        3,377,893

   5.000%, 09/01/20 (a).........  27,539,195       26,514,335

   5.000%, TBA..................   1,000,000          933,750

   5.500%, 06/25/28.............   3,270,000        3,243,623

   5.500%, 03/15/34.............   8,222,689        8,127,626

   5.500%, 05/15/34.............   7,131,206        7,041,001

   6.000%, 03/25/27.............  10,214,512       10,243,922

   9.000%, 12/01/09.............      33,659           34,362

Federal National Mortgage
   Association
   2.750%, 07/23/07.............   9,575,000        9,305,875

   3.000%, 03/02/07.............   4,235,000        4,165,106

   4.000%, 10/16/06.............  18,275,000       18,197,423

   4.000%, 02/09/07 (a).........   7,450,000        7,381,736

   4.000%, 01/26/09 (b).........  14,975,000       14,461,223

   4.000%, 05/01/19.............   4,434,496        4,096,627

   4.000%, 06/01/19.............   6,565,505        6,065,273

   4.500%, 10/01/18.............   1,964,126        1,860,794

   4.500%, 02/01/35.............   1,312,216        1,189,634

   4.500%, 03/01/35.............     826,609          749,390

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                       1,038,775
   4.500%, 09/01/35.............$  1,145,813  $

   4.500%, TBA..................  15,400,000       14,107,693

   5.000%, 01/01/18.............   1,579,526        1,524,720

   5.000%, 06/01/18.............   2,501,635        2,414,718

   5.000%, 01/01/21.............  12,873,890       12,426,600

   5.000%, 06/01/23.............   2,796,445        2,658,937

   5.000%, 11/01/33.............  11,902,809       11,180,324

   5.000%, 04/25/35 (d).........   3,400,000        3,324,113

   5.000%, 07/01/35.............     463,715          433,748

   5.000%, 08/01/35.............  13,518,737        3,572,085

   5.000%, 12/01/35.............   4,289,308        4,012,111

   5.000%, TBA..................  22,000,000       20,900,624

   5.125%, 01/02/14.............   7,600,000        7,293,918

   5.500%, 04/01/17.............     138,004          135,720

   5.500%, 05/01/19.............  39,999,998       39,337,974

   5.500%, 08/01/19.............      21,267           20,893

   5.500%, 03/01/20.............     717,888          704,790

   5.500%, 05/01/20.............     139,487          136,942

   5.500%, 10/01/20.............     497,913          488,829

   5.500%, 02/01/21.............     137,506          134,997

   5.500%, 03/01/21.............     853,217          837,514

   5.500%, 01/01/24.............   1,635,618        1,592,423

   5.500%, 09/25/24.............  13,666,262       13,593,791

   5.500%, 02/15/27.............  12,430,916       12,348,150

   5.500%, 05/25/27.............   2,870,675        2,854,567

   5.500%, 04/25/30.............   5,386,416        5,350,447

   5.500%, 04/01/33.............   3,554,389        3,428,920

   5.500%, 11/01/33.............   3,506,848        3,383,058

   5.500%, 02/01/34.............  11,410,887       11,008,087

   5.500%, 04/01/34.............   1,066,935        1,029,273

   5.500%, 05/25/34.............   5,085,671        5,016,445

   5.500%, 11/01/34.............   5,480,746        5,278,246

   5.500%, 02/01/35.............  18,128,867       17,491,468

   5.500%, 05/01/35.............   2,349,989        2,258,744

   5.500%, 06/01/35.............   3,295,643        3,167,681

   5.500%, 07/25/35.............   4,276,833        4,224,542

   5.500%, 08/01/35.............   5,871,444        5,643,469

   5.500%, 11/01/35 (d).........  10,004,896        2,801,871

   5.500%, 11/01/35.............   2,243,630        2,156,515

   5.500%, 12/01/35.............  16,404,107       15,798,015

   5.500%, 01/25/36 (d).........  11,297,811        3,150,240

   5.500%, 06/01/36.............     239,288          229,846

   5.500%, TBA..................  26,400,000       25,905,000

   6.000%, 04/01/16.............   1,000,000        1,005,067

   6.000%, 07/01/16.............     676,063          678,727

   6.000%, 10/01/19.............   2,999,999        3,010,263

   6.000%, 06/01/20.............   1,000,000        1,004,091

   6.000%, 10/01/20.............     999,999        1,004,090

   6.000%, 03/01/21.............  32,503,143       32,601,666

   6.000%, 05/01/21.............   1,000,000        1,004,127

   6.000%, 06/01/21.............     999,999        1,004,126

   6.000%, 07/01/21.............   1,000,000        1,004,127

   6.000%, 02/25/27.............  12,512,319       12,542,271

   6.000%, 02/01/34.............   3,896,843        3,847,401

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                       3,245,006
Federal National Mortgage
   Association
   6.000%, 08/01/34.............$  3,286,707  $

   6.000%, TBA..................  49,300,000       49,018,033

   6.500%, 07/01/14.............     274,564          278,335

   6.500%, 04/01/17.............   3,963,069        4,020,539

   6.500%, 11/01/27.............     259,355          261,993

   6.500%, 12/01/29 (a).........   1,683,105        1,700,801

   6.500%, TBA..................   2,000,000        2,010,000

   7.750%, 03/01/08.............      12,843           12,907

   7.750%, 04/01/08.............       1,022            1,027

   8.250%, 07/01/08.............      30,985           31,198

   8.500%, 02/01/09.............      42,372           43,191

   8.500%, 09/01/09.............       5,566            5,653

   9.000%, 04/01/16.............       7,853            8,149

Government National Mortgage
   Association 5.000%, 10/20/33.  10,194,077        9,597,068

   5.500%, 04/15/33.............     534,419          518,653

   6.000%, 09/20/33.............   1,678,789        1,663,376

   6.000%, 10/20/33.............   2,732,452        2,716,718

   6.000%, 11/20/33.............   3,764,906        3,730,341

   6.500%, 07/15/28.............     150,828          153,160

   6.500%, 05/15/29.............     302,739          307,409

   6.500%, 12/15/29.............       5,867            5,957

   6.500%, 07/15/32.............     114,415          115,940

   6.500%, 02/15/33.............     652,911          661,423

   6.500%, 04/15/33.............     681,419          690,303

   6.500%, 09/15/34.............      49,114           49,743

   6.500%, 07/15/35.............     793,842          803,920

   7.500%, 05/15/07.............       1,389            1,398

   7.500%, 12/15/14.............     432,756          451,693

   8.000%, 11/15/29.............      48,346           51,383

   8.500%, 01/15/17.............      18,338           19,609

   8.500%, 02/15/17.............      12,936           13,833

   8.500%, 03/15/17.............      24,648           26,356

   8.500%, 05/15/17.............      17,715           18,943

   8.500%, 10/15/21.............       2,321            2,498

   8.500%, 11/15/21.............       4,516            4,859

   8.500%, 05/15/22.............       4,285            4,617

   9.000%, 10/15/16.............       9,186            9,832
                                               ---------------
                                              -
                                                  609,775,777
                                               ---------------
                                              -


Food & Staples Retailing--0.1%

Delhaize America, Inc.
   9.000%, 04/15/31.............   1,000,000        1,096,610
                                               ---------------
                                              -


Foreign Government--0.8%

State of Israel
   5.500%, 12/04/23.............   4,725,000        4,688,693

United Mexican States
   6.375%, 01/16/13.............     850,000          852,125

   6.625%, 03/03/15.............   5,255,000        5,320,688

   6.750%, 09/27/34 (b).........     600,000          583,500

   8.300%, 08/15/31.............     975,000        1,126,125
                                               ---------------
                                              -
                                                   12,571,131
                                               ---------------
                                              -

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Health Care Providers & Services--0.1%
                                                                         587,925
Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13.............$    585,000  $

UnitedHealth Group, Inc.
   5.800%, 03/15/36.............   1,050,000          939,847

WellPoint, Inc.
   5.850%, 01/15/36.............     840,000          743,946
                                               ---------------
                                              -
                                                                       2,271,718
                                               ---------------
                                              -


Hotels, Restaurants & Leisure--0.0%

Mashantucket Western Pequot
   (144A)
   5.912%, 09/01/21.............     220,000          204,252

Mohegan Tribal Gaming Authority
   6.125%, 02/15/13.............     195,000          183,544
                                               ---------------
                                              -
                                                                         387,796
                                               ---------------
                                              -


Household Durables--0.1%

                             Beazer Homes USA, Inc.
   8.375%, 04/15/12.............     235,000          235,000

D.R. Horton, Inc.
   8.500%, 04/15/12.............     750,000          789,100
                                               ---------------
                                              -
                                                                       1,024,100
                                               ---------------
                                              -


Independent Power Producers & Energy Traders--0.2%

Colorado Interstate Gas Co.
   6.800%, 11/15/15.............     145,000          139,758

NRG Energy, Inc.
   7.250%, 02/01/14.............      80,000           78,000

   7.375%, 02/01/16.............     275,000          268,125

Reliant Energy, Inc.
   6.750%, 12/15/14.............     260,000          239,200

TXU Corp.
   4.800%, 11/15/09.............   3,400,000        3,234,610
                                               ---------------
                                              -
                                                                       3,959,693
                                               ---------------
                                              -


Industrial Conglomerates--0.1%

Tyco International Group, Ltd.
   6.375%, 10/15/11.............     925,000          943,849
                                               ---------------
                                              -


Insurance--0.6%

Aetna, Inc.
   6.625%, 06/15/36.............   2,975,000        2,942,727

Berkshire Hathaway Finance Corp.
   4.125%, 01/15/10.............   3,170,000        3,015,884

   4.750%, 05/15/12.............   2,100,000        1,988,406

   5.230%, 05/16/08 (a).........   1,000,000        1,001,248
                                               ---------------
                                              -
                                                                       8,948,265
                                               ---------------
                                              -


Machinery--0.1%

Briggs & Stratton Corp.
   8.875%, 03/15/11.............   1,100,000        1,188,000
                                               ---------------
                                              -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Media--2.0%
                                                                      10,034,300
AOL Time Warner, Inc.
   6.150%, 05/01/07.............$ 10,000,000  $

Comcast Cable Communications,
   Inc.
   8.500%, 05/01/27.............   2,400,000        2,806,075

Comcast Corp.
   6.450%, 03/15/37.............     715,000          671,589

   6.500%, 11/15/35.............   1,525,000        1,439,556

   7.050%, 03/15/33 (b).........   1,775,000        1,800,713

COX Communications, Inc.
   7.125%, 10/01/12.............   4,600,000        4,757,886

EchoStar DBS Corp.
   5.750%, 10/01/08.............   1,375,000        1,344,063

EchoStar DBS Corp. (144A)
   7.125%, 02/01/16.............     210,000          202,125

Liberty Media Corp.
   6.829%, 09/17/06 (a).........   2,418,000        2,423,078

News America Holdings, Inc.
   6.200%, 12/15/34.............   1,500,000        1,361,237

PanAmSat Corp. (144A)
   9.000%, 06/15/16.............     365,000          370,475

Time Warner Entertainment Co.,
   L.P.
   8.375%, 03/15/23.............     590,000          656,063

Time Warner, Inc.
   6.950%, 01/15/28.............     565,000          563,172

   7.700%, 05/01/32.............   1,810,000        1,967,202
                                               ---------------
                                              -
                                                   30,397,534
                                               ---------------
                                              -


Multiline Retail--0.1%

Federated Department Stores,
   Inc.
   6.790%, 07/15/27.............     270,000          265,840

The May Department Stores Co.
   6.650%, 07/15/24.............     220,000          215,479

   6.700%, 07/15/34.............     165,000          161,127

   7.875%, 03/01/30.............     235,000          258,281

   8.500%, 06/01/19.............     400,000          463,012
                                               ---------------
                                              -
                                                                       1,363,739
                                               ---------------
                                              -


Office Electronics--0.1%

Xerox Corp.
   6.875%, 08/15/11.............   1,450,000        1,440,938
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--0.3%

Anadarko Finance Co.
   6.750%, 05/01/11.............   1,900,000        1,952,275

Chesapeake Energy Corp.
   6.250%, 01/15/18.............     450,000          410,625

   6.375%, 06/15/15.............     185,000          171,588

   6.875%, 11/15/20.............     150,000          138,750

Enterprise Products Partners,
   L.P.
   4.950%, 06/01/10.............      25,000           23,962

KCS Energy, Inc.
   7.125%, 04/01/12.............     105,000           98,963

Massey Energy Co. (144A)
   6.875%, 12/15/13 (b).........     760,000          706,800

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--(Continued)
                                                                         561,975
Newfield Exploration Co.
   6.625%, 09/01/14.............$    590,000  $

   7.625%, 03/01/11.............     555,000          561,938
                                               ---------------
                                              -
                                                                       4,626,876
                                               ---------------
                                              -


Pharmaceuticals--0.4%

Omnicare, Inc.
   6.875%, 12/15/15 (b).........     250,000          237,500

Wyeth
   5.500%, 02/01/14.............   6,000,000        5,797,464
                                               ---------------
                                              -
                                                                       6,034,964
                                               ---------------
                                              -


Real Estate--0.6%

AvalonBay Communities, Inc.
   (REIT)
   4.950%, 03/15/13.............     400,000          375,871

Belvoir Land LLC (144A)
   5.270%, 12/15/47.............     900,000          780,948

EOP Operating, L.P.
   7.250%, 06/15/28.............     670,000          684,808

Kimco Reality Corp. (REIT)
   5.349%, 08/01/06 (a).........     600,000          599,890

ProLogis (REIT)
   5.500%, 04/01/12.............   1,060,000        1,031,939

Rouse Co., L.P.
   5.375%, 11/26/13.............   2,505,000        2,247,797

Rouse Co., L.P. (144A)
   6.750%, 05/01/13.............   2,525,000        2,459,110

Simon Property Group, L.P.
   (REIT)
   4.600%, 06/15/10.............   1,000,000          958,336

   5.100%, 06/15/15.............   1,000,000          924,212
                                               ---------------
                                              -
                                                   10,062,911
                                               ---------------
                                              -


Semiconductors & Semiconductor Equipment--0.0%

MagnaChip Semiconductor, S.A.
   8.579%, 12/15/11 (a).........      50,000           47,500
                                               ---------------
                                              -


Software--0.1%

Oracle Corp.
   5.250%, 01/15/16.............     940,000          880,319
                                               ---------------
                                              -


U.S. Treasury--11.0%

U.S. Treasury Bonds
   5.375%, 02/15/31 (b).........   2,500,000        2,543,165

U.S. Treasury Bonds Strips

   Zero Coupon, 11/15/21 (b)(d).   5,875,000        2,594,535

   Zero Coupon, 11/15/27 (b)(d).  45,135,000       14,730,033

U.S. Treasury Notes
   2.750%, 08/15/07 (b).........   2,400,000        2,334,938

   3.000%, 02/15/08 (b).........  58,500,000       56,523,344

   3.375%, 11/15/08 (b).........   6,520,000        6,263,784

   4.000%, 08/31/07 (b).........  20,000,000       19,717,960

   4.125%, 08/15/10 (b).........   3,700,000        3,567,322

   4.250%, 08/15/15 (b).........   6,400,000        5,988,250

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



U.S. Treasury--(Continued)
                                                                      19,186,032
   4.375%, 11/15/08 (b).........$ 19,520,000  $

   4.500%, 11/15/15 (b).........  11,900,000       11,334,750

   5.625%, 05/15/08 (b).........  24,000,000       24,189,384
                                               ---------------
                                              -
                                                  168,973,497
                                               ---------------
                                              -


Yankee--3.8%

ABN Amro Bank NV
   5.222%, 05/11/07 (a).........   4,930,000        4,932,618

America Movil S.A. de C.V.
   6.375%, 03/01/35.............     325,000          282,497

Barclays Bank, Plc.
   5.320%, 03/13/09 (a).........  14,095,000       14,085,303

BSkyB Finance, Plc. (144A)
   6.500%, 10/15/35.............     175,000          162,125

Compton Pete Financial Corp.
   7.625%, 12/01/13.............     215,000          205,325

DEPFA ACS Bank (144A)
   4.250%, 08/16/10.............   3,250,000        3,110,014

Deutsche Bank AG
   3.843%, 03/15/07 (a).........   2,225,000        2,189,400

Deutsche Telekom International
   Finance 8.250%, 06/15/30 (a).   2,335,000        2,695,874

HBOS, Plc. (144A)
   3.500%, 11/30/07.............   1,850,000        1,798,766

   5.920%, 09/29/49 (a).........   1,530,000        1,409,545

Intelsat Bermuda, Ltd. (144A)
   9.250%, 06/15/16.............     495,000          511,088

Ispat Inland, U.L.C.
   9.750%, 04/01/14.............     235,000          259,088

Landeskreditbank Baden
   4.250%, 09/15/10.............   4,125,000        3,946,202

Rogers Wireless Communications,
   Inc. 6.375%, 03/01/14........     775,000          738,188

   7.500%, 03/15/15.............     560,000          565,600

Talisman Energy, Inc.
   5.850%, 02/01/37.............     330,000          291,033

Telecom Italia Capital, S.A.
   4.000%, 01/15/10.............   2,000,000        1,871,552

   5.250%, 10/01/15.............     700,000          633,588

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Yankee--(Continued)
                                                                       1,422,043
Telefonica Emisiones, S.A.
   6.421%, 06/20/16.............$  1,425,000  $

   7.045%, 06/20/36.............   3,850,000        3,847,902

Tyco International Group, S.A.
   6.000%, 11/15/13.............   1,460,000        1,446,416

   6.125%, 11/01/08.............   5,100,000        5,130,641

Vodafone Airtouch, Plc.
   7.750%, 02/15/10.............   2,570,000        2,716,300

Vodafone Group, Plc.
   5.590%, 12/28/07 (a).........   4,170,000        4,169,053
                                               ---------------
                                              -
                                                   58,420,161
                                               ---------------
                                              -

Total Fixed Income
   (Identified Cost
   $1,649,402,815)..............                1,616,319,763
                                               ---------------
                                              -

Warrants--0.0%

Security Description                Shares         Value*
---------------------------------------------------------------


Communications Equipment--0.0%

Loral Orion Network Systems,
   Inc. (e).....................         150                0
                                               ---------------
                                              -

Total Warrants
   (Identified Cost $105).......                            0
                                               ---------------
                                              -

Short Term Investments--3.5%
                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------


Discount Notes--2.7%

Federal Home Loan Bank
   4.750%, 07/03/06.............$ 41,500,000       41,489,049
                                               ---------------
                                              -


Foreign Government--0.8%

France Treasury Bill
   Zero Coupon, 07/13/06 (EUR)..   9,684,400       12,365,318
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $53,371,573)                   53,854,367
                                               ---------------
                                              -

Total Investments 108.3%
   (Identified Cost
   $1,702,774,493) (f)..........                1,670,174,130

Liabilities in excess of other
   assets.......................                 (128,422,341)
                                               ---------------
                                              -
                                                                   1,541,751,789
Total Net Assets--100%...........              $
                                               ===============
                                              =

(a)      Variable or Floating Rate Security. Rate disclosed is as of June 30,
         2006.
(b) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $178,698,080 and the collateral received consisted of cash in the amount of $179,007,376 and securities with a market value of $2,595,390.
(c) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(e)      Zero Valued Security; Non Income Producing.
(f) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,702,774,493 and the composition of unrealized appreciation and depreciation of investment securities was $ 3,260,179 and $(35,860,542), respectively.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June
         30, 2006, the market value of 144A securities was $51,164,031, which is 3.3% of total net assets.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)--   Euro

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)


Forward Contracts

                                                         Delivery Date                 Aggregate                   Unrealized
                                                         ---------------    Local         Face       Valuation   Appreciation/
                                                                          Currency       Value         as of      Depreciation
Forward Currency Contracts                                                 Amount     -------------  06/30/06    ---------------
---------------------------------------------------------               --------------             --------------
                                                                                        1,576,851                       26,773
Euro (bought)...........................................       07/20/06   1,253,136  $             $  1,603,624 $

Euro (bought)...........................................       07/20/06      45,534        57,629        58,269            640

Euro (sold).............................................       07/20/06   1,253,136     1,577,712     1,603,624        (25,912)

Euro (sold).............................................       07/20/06      45,534        57,656        58,269           (613)
                                                                                                                 ---------------
                                                                                                                -

Net Unrealized Appreciation.....................................................................................$          888
                                                                                                                 ===============
                                                                                                                =

Futures Contracts
                                                  Expiration                                   Valuation
                                                     Date        Number        Contract          as of         Unrealized
Futures Contracts Long                            ------------     of           Amount         06/30/06      Appreciation/
-------------------------------------------------               Contracts   --------------- ----------------  Depreciation
                                                 -            --------------               -                ----------------
                                                                                 5,474,851                         (69,679)
Interest Rate Swap 10 Year Futures...............    09/18/06          53  $               $     5,405,172  $

U.S. Treasury Bonds Futures......................    09/29/06        1390      149,563,526     148,252,188      (1,311,338)

U.S. Treasury Notes 2 Year Futures...............    09/29/06         258       52,398,755      52,317,563         (81,192)

U.S. Treasury Notes 10 Year Futures..............    09/20/06        1075      113,386,164     112,723,828        (662,336)


Futures Contracts Short
-------------------------------------------------

U.S. Treasury Notes 5 Year Futures...............    09/29/06      (1,107)    (115,017,907)   (114,470,719)        547,188
                                                                                                             ---------------
                                                                                                            -

Net Unrealized Depreciation.................................................................................$   (1,577,357)
                                                                                                             ===============
                                                                                                            =

Options Written
                                                            Expiration                          Valuation
                                                               Date       Number    Contract      as of        Unrealized
Options Written-Calls                                       ------------    of       Amount      06/30/06    Appreciation/
-----------------------------------------------------------              Contracts  ---------- -------------  Depreciation
                                                           -            ------------          -             ----------------
                                                                         89)                       (1,391)
U.S. Treasury Notes 10 Year Futures 110....................    08/28/06 (          $  (44,360)$             $       42,969


Options Written-Puts
-----------------------------------------------------------
                                                                             89)
U.S. Treasury Notes 10 Year Futures 106....................    08/28/06 (             (56,516)   (125,156)         (68,640)
                                                                                                             ---------------
                                                                                                            -

Net Unrealized Depreciation.................................................................................$      (25,671)
                                                                                                             ===============
                                                                                                            =


TBA Sales Commitments
                                                                                                  Face
Federal Agencies                                                                                 Amount
--------------------------------------------------------------------------------------------- --------------     Value
                                                                                             -              ----------------

Federal Home Loan Mortgage Corp.
                                                                                                               (6,700,625)
4.500%, (15 Year TBA)........................................................................$  (7,100,000) $

5.500%, (30 Year TBA)........................................................................   (5,100,000)    (4,897,591)


Federal National Mortgage Association

5.000%, (15 Year TBA)........................................................................  (28,100,000)   (27,055,017)

5.500%, (30 Year TBA)........................................................................  (61,000,000)   (58,579,032)
                                                                                                             ---------------
                                                                                                            -
                                                                                                              (97,232,265)
Total TBA Sales Commitments (Proceeeds $(97,850,234))........................................               $
                                                                                                             ===============
                                                                                                            =

                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,670,174,130
   Investments at value........                                                                           $

   Cash........................                                                                                    195,654

   Foreign cash at value.......                                                                                 17,144,880

   Collateral for securities loaned                                                                            181,602,766

   Receivable for:

      Securities sold..........                                                                                179,666,028

      Fund shares sold.........                                                                                  1,654,440

      Open forward currency contracts-net                                                                              888

      Accrued interest and dividends                                                                            11,082,937

      Futures variation margin.                                                                                  1,376,266
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              2,062,897,989

Liabilities

   TBA sales commitments at value                                                         $   97,232,265

   Payable for:

      Fund shares redeemed.....                                                                3,111,110

      Securities purchased.....                                                              237,805,498

      Return of collateral for securities loaned                                             181,602,766

      Options written, at fair value                                                             126,547

      Interest (Short).........                                                                  202,618

   Accrued expenses:

      Management fees..........                                                                  497,866

      Service and distribution fees                                                               93,548

      Deferred directors' fees.                                                                   51,644

      Other expenses...........                                                                  422,338
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                521,146,200
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,541,751,789
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,587,681,246
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                        7,166,933

      Accumulated net realized losses                                                                          (19,505,650)

      Unrealized depreciation on investments, futures contracts, options and foreign
         currency..............                                                                                (33,590,740)
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,541,751,789
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                    103.70
Net asset value and redemption price per share ($958,254,515 divided by 9,240,489 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                    102.63
Net asset value and redemption price per share ($269,464,335 divided by 2,625,638 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                    103.09
Net asset value and redemption price per share ($314,032,939 divided by 3,046,317 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,702,774,493
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                                17,155,656
Identified cost of foreign cash                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                               (97,850,234)
Proceeds of TBA sales commitments                                                                         $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                   26,697,886(a)
   Interest.......................                                                              $
                                                                                                 ---------------------------
                                                                                                -

Expenses

   Management fees................                                      $   2,376,417

   Service and distribution fees--Class B                                      312,683

   Service and distribution fees--Class E                                      111,142

   Directors' fees and expenses...                                              7,193

   Custodian......................                                            156,439

   Audit and tax services.........                                             34,657

   Legal..........................                                             79,988

   Printing.......................                                            224,903

   Insurance......................                                              9,353

   Miscellaneous..................                                              7,229
                                                                         -----------------------
                                                                        -

   Total expenses.................                                          3,320,004

   Management fee waivers.........                                            (28,062)              3,291,942
                                                                         -----------------------
                                                                        -                       ----------------------------

Net Investment Income.............                                                                 23,405,944
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Gain (Loss)
Realized loss on:

   Investments--net                                                        (11,041,589)

   Futures contracts--net..........                                         (3,139,037)

   Foreign currency transactions--net                                         (422,884)

   Options--net....................                                            177,204             (14,426,306)
                                                                         -----------------------
                                                                        -
Unrealized depreciation on:

   Investments--net................                                        (23,851,236)

   Futures contracts--net..........                                         (2,945,986)

   Foreign currency transactions--net                                         (231,051)

   Options--net....................                                            (89,305)            (27,117,578)
                                                                         -----------------------
                                                                        -                       ----------------------------

Net loss..........................                                                                (41,543,884)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                  (18,137,940)
Net (Decrease) in Net Assets From Operations                                                    $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $102,478.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                40,751,499
   Net investment income.................................................................$     23,405,944 $

   Net realized gain (loss)..............................................................     (14,426,306)       2,288,123

   Unrealized depreciation...............................................................     (27,117,578)     (18,894,285)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase (decrease) in net assets from operations.....................................     (18,137,940)      24,145,337
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (42,386,161)     (31,613,861)

         Class B.........................................................................     (14,020,445)      (6,590,078)

         Class E.........................................................................      (3,473,175)      (2,475,382)
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                              (59,879,781)     (40,679,321)
                                                                                          ----------------
                                                                                         -                ------------------

      Net realized gain

         Class A.........................................................................        (725,124)      (9,133,664)

         Class B.........................................................................        (254,703)      (2,022,515)

         Class E.........................................................................         (61,563)        (744,936)
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                               (1,041,390)     (11,901,115)
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................     (60,921,171)     (52,580,436)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from capital share transactions................................     558,152,719       68,151,248
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase in net assets..........................................................     479,093,608       39,716,149


Net Assets

   Beginning of the period...............................................................   1,062,658,181    1,022,942,032
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             1,062,658,181
   End of the period.....................................................................$  1,541,751,789 $
                                                                                          ================
                                                                                         =                ==================

Undistributed Net Investment Income
                                                                                                                43,640,770
   End of the period.....................................................................$      7,166,933 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                            June 30, 2006                   Year ended
                                                                     -----------------------------      December 31, 2005
                                                                    -                             ------------------------------
                                                                        Shares                       Shares
                                                                     -------------       $         ------------        $
                                                                    -             -----------------            -----------------

Class A
                                                                                       70,323,563                  103,999,742
   Sales............................................................   3,013,531  $                   938,783  $

   Shares issued through acquisition................................   2,439,488      259,417,258           0                0

   Reinvestments....................................................     417,583       43,111,285     375,277       40,747,525

   Redemptions......................................................  (1,098,481)    (117,320,348) (1,568,910)    (174,014,700)
                                                                     -------------                 ------------
                                                                    -             -----------------            -----------------
                                                                                      255,531,758                  (29,267,433)
   Net increase (decrease)..........................................   4,772,121  $                  (254,850) $
                                                                     =============                 ============
                                                                    =                             =

Class B
                                                                                       59,101,707                  116,546,998
   Sales............................................................     555,133  $                 1,061,631  $

   Reinvestments....................................................     139,651       14,275,148      80,125        8,612,593

   Redemptions......................................................    (221,706)     (23,565,831)   (261,643)     (28,652,441)
                                                                     -------------
                                                                    -             ----------------
                                                                                       49,811,024                   96,507,150
   Net increase.....................................................     473,078  $                   880,113  $
                                                                     =============                 ============
                                                                    =             =================            =================

Class E
                                                                                        7,024,184                    8,972,668
   Sales............................................................   2,592,707  $                    81,194  $

   Shares issued through acquisition................................   2,526,230      259,797,530           0                0

   Reinvestments....................................................      34,435        3,534,738      29,834        3,220,318

   Redemptions......................................................    (167,694)     (17,546,515)   (101,987)     (11,281,455)
                                                                     -------------                 ------------
                                                                    -             -----------------            -----------------
                                                                                      252,809,937                      911,531
   Net increase.....................................................   4,985,678  $                     9,041  $
                                                                     -------------                 ------------
                                                                    -                             -
                                                                                      558,152,719                   68,151,248
   Increase derived from capital share transactions.................  10,230,877  $                   634,304  $
                                                                     =============                 ============
                                                                    =                             =

                                      See accompanying notes to financial statements.
 Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                      113.72                   112.74                  109.66
Net Asset Value, Beginning of Period.............$     110.48     $           $   115.62   $           $   109.33  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        1.99           4.69        4.44         4.55        5.30        5.92

   Net realized and unrealized gain (loss) on
      investments................................       (2.35)         (2.06)       0.41         1.93        3.57        3.20
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............       (0.36)          2.63        4.85         6.48        8.87        9.12
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (6.31)         (4.55)      (4.76)       (3.60)      (5.46)      (9.45)

   Distributions from net realized capital gains.       (0.11)         (1.32)      (1.99)        0.00        0.00        0.00
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (6.42)         (5.87)      (6.75)       (3.60)      (5.46)      (9.45)
                                                  ----------------
                                                 -                ------------
                                                                      110.48                   115.62                  109.33
Net Asset Value, End of Period...................$     103.70     $           $   113.72   $           $   112.74  $
                                                  ================
                                                 =                ============

Total Return (%).................................        (0.3)(b)        2.4         4.4          5.9         8.5         8.8

Ratio of operating expenses to average net
   assets (%)....................................        0.47 (c)       0.47        0.46         0.47        0.51        0.49

Ratio of net investment income to average net
   assets (%)....................................        3.92 (c)       3.96        3.57         3.69        4.53        5.99

Portfolio turnover rate (%)......................         576 (c)        890         458          428         356         271
                                                                     763,205                  881,513                 349,417
Net assets, end of period (000)..................$    958,255     $           $  814,560   $           $  939,369  $


                                                                                        Class B
                                                      ----------------------------------------------------------------------------
                                                     -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                      ---------------                   Year ended December 31,
                                                     -               -------------------------------------------------------------
                                                                         2005                    2003                   2001(a)
                                                                      ------------    2004     ----------    2002     ------------
                                                                     -            -------------          -------------
                                                                         112.47                   111.84                 103.37
Net Asset Value, Beginning of Period.................$     109.20    $            $   114.51  $          $   108.70  $
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

Income From Investment Operations

   Net investment income.............................        2.15          4.06         3.78        3.57       5.41        0.84

   Net realized and unrealized gain (loss) on
      investments....................................       (2.66)        (1.72)        0.73        2.58       3.11        4.49
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

   Total from investment operations..................       (0.51)         2.34         4.51        6.15       8.52        5.33
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

Less Distributions

   Distributions from net investment income..........       (5.95)        (4.29)       (4.56)      (3.48)     (5.38)       0.00

   Distributions from net realized capital gains.....       (0.11)        (1.32)       (1.99)       0.00       0.00        0.00
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

   Total distributions...............................       (6.06)        (5.61)       (6.55)      (3.48)     (5.38)       0.00
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------
                                                                         109.20                   114.51                 108.70
Net Asset Value, End of Period                       $     102.63    $            $   112.47  $          $   111.84  $
                                                      ===============                                     ===========
                                                     =               =============                       =           =============

Total Return (%).....................................        (0.5)(b)       2.2          4.2         5.6        8.2         5.2(b)

Ratio of operating expenses to average net assets (%)        0.72 (c)      0.72         0.71        0.72       0.76        0.74(c)

Ratio of net investment income to average net assets
   (%)...............................................        3.68 (c)      3.73         3.35        3.40       4.28        5.07(c)

Portfolio turnover rate (%)..........................         576 (c)       890          458         428        356         271
                                                                        235,057                   91,135                  7,931
Net assets, end of period (000)......................$    269,464    $            $  143,107  $          $   47,690  $

(a)  Commencement of operations was May 1, 2001 for Class B and April 23, 2002 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)



                                                                                            Class E
                                                                 ---------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ---------------            Year ended December 31,
                                                                -               ------------------------------------------------
                                                                                    2005                   2003
                                                                                 -----------   2004     -----------   2002(a)
                                                                                -           ------------           -------------
                                                                                    112.97                 112.26
Net Asset Value, Beginning of Period............................$     109.73    $           $   114.98 $           $   105.14
                                                                 ---------------
                                                                -               ------------

Income From Investment Operations

   Net investment income........................................        4.68          4.34        3.52       3.19        1.70

   Net realized and unrealized gain (loss) on investments.......       (5.12)        (1.89)       1.12       3.09        5.42
                                                                 ---------------
                                                                -               ------------

   Total from investment operations.............................       (0.44)         2.45        4.64       6.28        7.12
                                                                 ---------------
                                                                -               ------------

Less Distributions

   Distributions from net investment income.....................       (6.09)        (4.37)      (4.66)     (3.56)       0.00

   Distributions from net realized capital gains................       (0.11)        (1.32)      (1.99)      0.00        0.00
                                                                 ---------------
                                                                -               ------------

   Total distributions..........................................       (6.20)        (5.69)      (6.65)     (3.56)       0.00
                                                                 ---------------
                                                                -               ------------
                                                                                    109.73                 114.98
Net Asset Value, End of Period..................................$     103.09    $           $   112.97 $           $   112.26
                                                                 ===============
                                                                =               ============

Total Return (%)................................................        (0.4)(b)       2.3         4.3        5.7         6.8(b)

Ratio of operating expenses to average net assets (%)...........        0.62 (c)      0.62        0.61       0.62        0.66(c)

Ratio of net investment income to average net assets (%)........        3.77 (c)      3.81        3.44       3.48        4.25(c)

Portfolio turnover rate (%).....................................         576 (c)       890         458        428         356
                                                                                    64,396                 45,534
Net assets, end of period (000).................................$    314,033    $           $   65,275 $           $   18,318

(a)  Commencement of operations was May 1, 2001 for Class B and April 23, 2002 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--98.2% of Total Net Assets



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Aerospace & Defense--0.4%
                                                                         972,355
Lockheed Martin Corp.
   7.375%, 04/15/13.............$    900,000  $

   8.200%, 12/01/09 (a).........     700,000          752,267

Raytheon Co.
   6.150%, 11/01/08.............   1,925,000        1,943,895

   6.750%, 08/15/07.............     233,000          235,545

The Boeing Co.
   7.250%, 06/15/25.............     460,000          518,352

United Technologies Corp.
   7.500%, 09/15/29.............     200,000          231,850
                                               ---------------
                                              -
                                                                       4,654,264
                                               ---------------
                                              -


Airlines--0.1%

Southwest Airlines Co.
   6.500%, 03/01/12.............     750,000          764,887
                                               ---------------
                                              -


Asset Backed--1.2%

BMW Vehicle Owner Trust
   3.320%, 02/25/09.............   1,500,000        1,468,857

   4.280%, 02/25/10.............   2,700,000        2,638,967

California
   Infrastructure-Pacific Gas &
   Electric Co. 6.480%, 12/26/09     190,000          191,831

Capital One Master Trust
   4.900%, 03/15/10.............   3,000,000        2,982,767

CenterPoint Energy Transition
   Bond Co., LLC 5.160%,
   09/15/11.....................     500,000          494,241

Centex Home Equity Loan Trust
   3.750%, 12/25/31.............      93,701           91,741

Chase Funding Mortgage Loan
   3.303%, 11/25/29.............     396,703          389,121

   4.585%, 05/25/15.............   2,000,000        1,900,790

   6.550%, 03/25/13.............     176,284          175,958

Detroit Edison Co.
   6.190%, 03/01/13.............     435,000          443,206

MBNA Credit Card Master Trust
   4.200%, 09/15/10.............   2,300,000        2,248,773
                                               ---------------
                                              -
                                                   13,026,252
                                               ---------------
                                              -


Automobiles--0.3%

DaimlerChrysler North America
   Holdings Corp. 7.750%,
   01/18/11.....................   2,600,000        2,744,492

   8.000%, 06/15/10.............     350,000          372,935
                                               ---------------
                                              -
                                                                       3,117,427
                                               ---------------
                                              -


Beverages--0.2%

Anheuser Busch Cos., Inc.
   5.000%, 01/15/15 (a).........   1,950,000        1,838,732

Coca-Cola Enterprises, Inc.
   6.950%, 11/15/26.............     300,000          319,814

Pepsi Bottling Group, Inc.
   7.000%, 03/01/29.............     300,000          323,001
                                               ---------------
                                              -
                                                                       2,481,547
                                               ---------------
                                              -

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Capital Markets--0.9%
                                                                         304,102
Donaldson Lufkin & Jenrette
   6.500%, 06/01/08.............$    300,000  $

JPMorgan Chase & Co.
   5.250%, 05/30/07.............     500,000          497,680

   5.350%, 03/01/07.............     350,000          349,286

   6.750%, 02/01/11.............     250,000          259,334

Lehman Brothers Holdings, Inc.
   3.600%, 03/13/09.............   4,250,000        4,030,445

Merrill Lynch & Co.

   6.050%, 05/16/16.............   3,000,000        2,980,239

   6.375%, 10/15/08.............     250,000          253,758

   6.500%, 07/15/18.............     200,000          204,376

Morgan Stanley
   7.250%, 04/01/32.............   1,150,000        1,257,587

Paine Webber Group, Inc.
   6.550%, 04/15/08.............     340,000          344,737
                                               ---------------
                                              -
                                                   10,481,544
                                               ---------------
                                              -


Chemicals--0.3%

Chevron Phillips Chemical Co.,
   LLC
   5.375%, 06/15/07.............   2,000,000        1,987,845

E. I. du Pont de Nemours
   6.875%, 10/15/09.............     300,000          309,688

Praxair, Inc.
   6.625%, 10/15/07.............     500,000          505,270

Rohm & Haas Co.
   7.400%, 07/15/09.............      60,000           62,926
                                               ---------------
                                              -
                                                                       2,865,729
                                               ---------------
                                              -


Commercial Banks--3.1%

ABN-AMRO Bank NV (New York
   Branch)
   7.125%, 10/15/93.............     500,000          533,925

   7.750%, 05/15/23.............     230,000          268,386

Bank of America Corp.
   4.750%, 08/15/13.............   1,000,000          934,483

   5.125%, 11/15/14.............   1,000,000          947,505

   5.250%, 02/01/07.............     500,000          498,785

   7.400%, 01/15/11.............     300,000          319,535

   7.800%, 02/15/10.............     150,000          160,170

Bank One Corp.
   2.625%, 06/30/08.............   3,575,000        3,372,598

   5.500%, 03/26/07.............     500,000          499,340

   7.600%, 05/01/07.............   1,500,000        1,522,319

Bank One Texas
   6.250%, 02/15/08.............     800,000          806,749

Chase Manhattan Corp.
   7.125%, 02/01/07.............     151,000          152,221

Equitable Cos., Inc.
   6.500%, 04/01/08.............     250,000          252,790

Fleet National Bank
   5.750%, 01/15/09.............     500,000          500,797

FleetBoston Financial Corp.
   4.875%, 12/01/06.............     500,000          498,496

HSBC Holdings, Plc.
   5.250%, 12/12/12.............   5,050,000        4,876,301

   7.500%, 07/15/09.............   2,200,000        2,308,968

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                                       1,065,366
MBNA America National Bank
   7.125%, 11/15/12.............$  1,000,000  $

Mellon Funding Corp.
   6.400%, 05/14/11.............     250,000          256,916

RBS Capital Trust II
   6.425%, 12/29/49 (b).........   1,375,000        1,276,560

SunTrust Bank (Atlanta)
   7.250%, 09/15/06.............     500,000          501,376

Wachovia Bank National
   Association
   4.800%, 11/01/14.............   3,100,000        2,856,971

   4.875%, 02/01/15 (a).........   3,000,000        2,770,609

Wachovia Corp.
   4.950%, 11/01/06.............     500,000          498,723

Wells Fargo & Co.
   5.000%, 11/15/14.............   2,000,000        1,882,558

   5.125%, 02/15/07.............     500,000          498,494

   5.125%, 09/01/12.............     500,000          482,208

Wells Fargo Bank, N.A.
   4.750%, 02/09/15.............   3,065,000        2,824,087
                                               ---------------
                                              -
                                                   33,367,236
                                               ---------------
                                              -


Commercial Mortgage-Backed Securities--4.3%

Bear Stearns Commercial
   Mortgage Securities, Inc.
   5.610%, 11/15/33.............     500,000          497,788

   6.480%, 02/15/35.............     500,000          513,912

   7.080%, 06/15/09.............     800,000          825,098

   7.780%, 02/15/32.............     200,000          211,440

Chase Commercial Mortgage
   Securities Corp.
   6.390%, 11/18/30.............     235,781          238,586

Citigroup Commercial Mortage
   Trust
   5.226%, 07/15/44 (b).........   2,000,000        1,917,301

   5.291%, 04/15/40 (b).........   1,000,000          973,811

   5.362%, 01/15/46.............   4,000,000        3,864,220

Credit Suisse First Boston
   Mortgage
   3.382%, 05/15/38.............   2,000,000        1,849,788

   5.100%, 08/15/15.............   3,000,000        2,835,331

First Union Commercial Mortgage
   Trust
   6.070%, 10/15/35.............     468,297          471,119

First Union Lehman Brothers
   Commercial Mortgage Trust
   6.560%, 11/18/35.............     380,127          384,102

Greenwich Capital Commercial
   Funding Corp. 4.022%,
   01/05/36.....................   2,210,000        2,117,190

   4.305%, 08/10/42.............   2,000,000        1,913,925

   5.317%, 06/10/36 (b).........   1,000,000          965,845

JPMorgan Chase Commercial
   Mortgage Securities Corp.
   3.972%, 05/12/35.............   4,418,841        4,228,586

   4.275%, 01/12/37.............   1,246,726        1,196,735

   4.393%, 07/12/37.............   3,943,768        3,778,017

   6.044%, 11/15/35.............     860,050          865,363

LB-UBS Commercial Mortgage Trust
   4.254%, 07/15/27 (b).........   1,650,000        1,553,290

   4.367%, 03/15/36.............   3,000,000        2,727,844

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)
                                                                         515,976
   6.462%, 03/15/31.............$    500,000  $

   6.653%, 11/15/27.............   2,000,000        2,074,432

Lehman Brothers Commercial
   Conduit Mortgage Trust
   6.210%, 10/15/35.............     248,140          250,403

Morgan Stanley Capital I, Inc.
   4.989%, 08/13/42.............   1,000,000          938,631

   6.540%, 07/15/30.............     696,738          704,728

   6.550%, 03/15/30.............     299,929          301,993

Morgan Stanley Dean Witter
   Capital I Trust
   4.800%, 09/15/37.............     500,000          484,899

   7.200%, 10/15/33.............     700,000          730,903

Salomon Brothers Commercial
   Mortgage Trust
   5.045%, 03/18/36.............     500,000          479,356

   6.428%, 12/18/35.............   1,000,000        1,023,886

Structured Asset Securities
   Corp.
   6.950%, 03/12/07.............     400,000          403,511

Wachovia Bank Commercial
   Mortgage Trust
   5.083%, 03/15/42 (b).........   3,000,000        2,834,967

   6.287%, 04/15/34.............   1,445,000        1,477,279
                                               ---------------
                                              -
                                                   46,150,255
                                               ---------------
                                              -


Commercial Services &
   Supplies--0.1%

USA Waste Services, Inc.
   7.000%, 07/15/28.............   1,265,000        1,316,384
                                               ---------------
                                              -


Communications Equipment--0.1%

Motorola, Inc.
   6.500%, 11/15/28.............     900,000          903,508

   7.625%, 11/15/10.............     135,000          144,603
                                               ---------------
                                              -
                                                                       1,048,111
                                               ---------------
                                              -


Consumer Finance--0.5%

                            Household Finance Corp.
   4.750%, 05/15/09.............   2,500,000        2,441,050

   5.750%, 01/30/07.............     500,000          500,443

   7.000%, 05/15/12.............     100,000          105,088

   8.000%, 07/15/10.............     300,000          323,020

SLM Corp.
   5.050%, 11/14/14.............   1,950,000        1,816,179
                                               ---------------
                                              -
                                                                       5,185,780
                                               ---------------
                                              -


Diversified Financial
   Services--4.3%

American General Finance Corp.
   5.375%, 10/01/12.............   6,500,000        6,293,850

Associates Corp. North America
   6.250%, 11/01/08.............     600,000          607,835

   6.950%, 11/01/18.............   1,700,000        1,822,506

AXA Financial, Inc.
   7.750%, 08/01/10.............     500,000          533,866

Bear Stearns Co., Inc.
   5.700%, 01/15/07.............     500,000          499,989

   5.700%, 11/15/14.............     900,000          878,412

   7.800%, 08/15/07.............     250,000          255,733






Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Diversified Financial Services--(Continued)
                                                                         303,695
Bell Atlantic Financial
   Services, Inc.
   7.600%, 03/15/07.............$    300,000  $

BellSouth Capital Funding Corp.
   7.750%, 02/15/10.............     750,000          794,867

   7.875%, 02/15/30.............     250,000          272,433

CIT Group, Inc.
   7.750%, 04/02/12.............   2,050,000        2,221,180

Citigroup, Inc.
   3.500%, 02/01/08.............     500,000          484,193

   6.200%, 03/15/09.............     750,000          760,693

   7.250%, 10/01/10.............     250,000          264,040

Countrywide Funding Corp.
   5.625%, 05/15/07.............     500,000          499,425

Devon Financing Corp.
   6.875%, 09/30/11.............   1,900,000        1,978,964

Duke Capital
   7.500%, 10/01/09.............   3,925,000        4,092,410

General Electric Capital Corp.
   5.000%, 11/15/11.............   4,000,000        3,868,604

   5.375%, 03/15/07.............     400,000          399,512

   5.450%, 01/15/13.............   1,800,000        1,769,270

   6.000%, 06/15/12.............   1,000,000        1,010,998

   6.750%, 03/15/32.............   2,300,000        2,450,193

   7.500%, 08/21/35.............     100,000          116,270

Heller Financial, Inc.
   7.375%, 11/01/09.............     350,000          367,635

National Rural Utilities
   Cooperative Finance Corp.
   6.200%, 02/01/08.............   1,000,000        1,011,280

   8.000%, 03/01/32.............     300,000          366,385

Southern Co. Capital Funding
   5.300%, 02/01/07.............     500,000          497,680

Sprint Capital Corp.
   6.900%, 05/01/19.............   1,500,000        1,545,125

   7.625%, 01/30/11.............     400,000          425,525

   8.375%, 03/15/12.............   3,350,000        3,703,908

The Goldman Sachs Group, Inc.
   5.700%, 09/01/12.............   1,000,000          986,227

   6.125%, 02/15/33.............   2,075,000        1,938,199

   6.650%, 05/15/09.............     750,000          768,559

Unilever Capital Corp.
   7.125%, 11/01/10.............     300,000          314,787

Verizon Global Funding Corp.
   7.750%, 12/01/30.............   1,560,000        1,679,344
                                               ---------------
                                              -
                                                   45,783,592
                                               ---------------
                                              -


Diversified Telecommunication Services--0.7%

Alltel Corp.
   6.800%, 05/01/29.............     500,000          505,980

   7.875%, 07/01/32.............     500,000          568,773

AT&T Broadband Corp.
   8.375%, 03/15/13.............     976,000        1,083,071

BellSouth Corp.
   6.550%, 06/15/34.............   1,850,000        1,760,091

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Diversified Telecommunication
   Services--(Continued)
                                                                       2,387,098
SBC Communications, Inc.
   5.875%, 02/01/12.............$  2,400,000  $

Verizon New England, Inc.
   6.500%, 09/15/11.............     400,000          398,059

Verizon New York, Inc.
   7.375%, 04/01/32.............     500,000          495,876
                                               ---------------
                                              -
                                                                       7,198,948
                                               ---------------
                                              -


Electric Utilities--0.9%

Consolidated Edison Co. of New
   York, Inc.
   6.450%, 12/01/07.............     150,000          152,106

   7.500%, 09/01/10.............   1,000,000        1,074,667

Duke Energy Co.
   6.250%, 01/15/12.............     500,000          507,247

Exelon Corp.
   5.625%, 06/15/35.............   1,500,000        1,325,114

Exelon Generation Co., LLC
   6.950%, 06/15/11.............     300,000          312,587

Oncor Electric Delivery Co.
   7.000%, 05/01/32.............     950,000          988,735

Progress Energy, Inc.
   7.100%, 03/01/11.............   2,600,000        2,712,198

PSE&G Power, LLC
   7.750%, 04/15/11.............     500,000          534,630

   8.625%, 04/15/31.............   1,000,000        1,224,588

Virginia Electric & Power Co.
   5.375%, 02/01/07.............     400,000          398,926
                                               ---------------
                                              -
                                                                       9,230,798
                                               ---------------
                                              -


Energy Equipment & Services--0.1%

Kinder Morgan Energy Partners,
   L.P.
   6.750%, 03/15/11.............     750,000          763,200
                                               ---------------
                                              -


Federal Agencies--45.3%

Federal Home Loan Bank
   4.125%, 04/18/08 (a).........  36,050,000       35,245,223

   4.250%, 11/13/09.............   1,500,000        1,442,948

   4.375%, 03/17/10 (a).........   3,000,000        2,897,203

   5.000%, 08/01/35.............   8,695,064        8,127,609

   5.000%, 09/01/35.............   4,807,216        4,493,903

   5.250%, 06/18/14 (a).........   9,500,000        9,359,760

   5.500%, 12/01/35.............   7,348,910        7,065,914

Federal Home Loan Mortgage Corp.
   3.500%, 09/15/07.............   6,500,000        6,353,710

   3.875%, 06/15/08.............   4,000,000        3,884,434

   4.000%, 08/17/07 (a).........   9,000,000        8,850,730

   4.000%, 12/15/09 (a).........   2,000,000        1,909,512

   4.000%, 06/01/19.............   2,289,551        2,113,261

   4.250%, 07/15/09 (a).........   8,630,000        8,350,138

   4.500%, 01/15/15 (a).........   3,000,000        2,806,354

   4.500%, 09/01/18.............   3,292,260        3,118,947

   4.500%, 10/01/18.............   4,933,881        4,666,683

   4.500%, 04/01/19.............   7,227,782        6,837,585

   4.500%, 06/01/19.............   3,942,335        3,729,661

   4.500%, 08/01/19.............   1,097,545        1,037,489

   4.500%, 11/01/35 (b).........   2,925,543        2,652,041

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                       8,680,359
   5.000%, 05/01/18.............$  8,987,541  $

   5.000%, 12/01/18.............   2,019,444        1,950,422

   5.000%, 06/01/19.............   3,406,370        3,285,661

   5.000%, 10/01/33.............   4,187,152        3,929,229

   5.000%, 03/01/34.............   2,333,939        2,186,675

   5.000%, 10/01/35.............   3,800,487        3,552,788

   5.000%, 01/01/36.............   7,884,744        7,370,460

   5.500%, 11/01/17.............   1,421,669        1,400,168

   5.500%, 05/01/29.............   1,608,003        1,552,352

   5.500%, 06/01/34.............   4,832,070        4,658,423

   5.500%, 10/01/35.............   4,732,191        4,549,962

   5.500%, 01/01/36.............   8,341,789        8,019,080

   5.500%, TBA..................   5,500,000        5,284,297

   6.000%, 04/01/16.............      93,472           93,645

   6.000%, 05/01/17.............   1,323,400        1,325,859

   6.000%, 11/01/28.............     114,096          113,074

   6.000%, 12/01/28.............      78,514           77,811

   6.000%, 02/01/29.............     245,797          243,448

   6.000%, 04/01/29.............      61,358           60,772

   6.000%, 05/01/29.............      20,096           19,904

   6.000%, 06/01/31.............      33,515           33,173

   6.000%, 07/01/31.............      12,502           12,374

   6.000%, 08/01/31.............     207,089          204,981

   6.000%, 09/01/31.............     598,989          592,890

   6.000%, 04/01/32.............   1,408,232        1,393,029

   6.000%, 11/01/32.............     454,792          449,882

   6.000%, 06/01/34.............   1,575,674        1,556,742

   6.000%, 11/01/35.............   1,883,851        1,855,355

   6.000%, 02/01/36.............   2,929,113        2,884,507

   6.250%, 07/15/32.............   3,250,000        3,543,586

   6.500%, 10/01/29.............      38,746           39,183

   6.500%, 02/01/30.............      67,212           67,970

   6.500%, 08/01/31.............     116,631          117,801

   6.500%, 10/01/31.............      44,893           45,344

   6.500%, 11/01/31.............     259,783          262,389

   6.500%, 03/01/32.............   3,092,552        3,121,722

   6.500%, 04/01/32.............   2,443,525        2,466,574

   6.750%, 03/15/31.............     965,000        1,113,159

   7.000%, 03/15/10.............   2,875,000        3,019,424

   7.000%, 06/01/11.............      45,650           46,575

   7.000%, 12/01/15.............      51,220           52,151

   7.000%, 12/01/27.............      12,084           12,422

   7.000%, 11/01/28.............      34,538           35,496

   7.000%, 04/01/29.............      27,962           28,714

   7.000%, 05/01/29.............      10,576           10,860

   7.000%, 06/01/29.............      43,678           44,851

   7.000%, 07/01/29.............      16,997           17,453

   7.000%, 01/01/31.............     384,669          394,424

   7.000%, 12/01/31.............      52,448           53,778

   7.500%, 03/01/16.............     122,539          127,649

   7.500%, 08/01/24.............     117,192          121,681

   7.500%, 11/01/24.............      35,219           36,569

   7.500%, 10/01/27.............      70,803           73,158

   7.500%, 10/01/29.............     104,202          107,930

   7.500%, 05/01/30.............      60,581           62,598

   8.000%, 02/01/27.............      21,016           22,229

   8.000%, 10/01/28.............      40,616           42,960

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                       2,893,482
Federal National Mortgage
   Association
   3.250%, 08/15/08.............$  3,025,000  $

   3.250%, 02/15/09.............   6,000,000        5,684,576

   4.000%, 04/01/19.............   2,341,588        2,163,181

   4.000%, 05/01/19.............   4,472,538        4,130,244

   4.000%, 01/01/20.............   2,943,308        2,721,238

   4.125%, 04/15/14.............   7,350,000        6,716,130

   4.500%, 07/01/18.............   5,626,541        5,339,392

   4.500%, 05/01/19.............   1,450,020        1,372,318

   4.500%, 08/01/33.............   1,628,836        1,484,608

   4.500%, 10/01/33.............   3,162,528        2,881,697

   4.500%, 04/01/34.............   2,443,964        2,222,455

   5.000%, 06/01/18.............   1,494,589        1,444,149

   5.000%, 01/01/19.............   1,992,669        1,923,436

   5.000%, 02/01/20.............   3,333,913        3,210,750

   5.000%, 02/01/24.............   2,915,818        2,758,609

   5.000%, 09/01/25.............   2,844,257        2,690,475

   5.000%, 07/01/33.............   2,304,805        2,165,400

   5.000%, 08/01/33.............   3,707,558        3,483,308

   5.000%, 09/01/33.............   2,972,937        2,792,484

   5.000%, 10/01/33.............  10,897,057       10,239,397

   5.000%, 03/01/34.............   3,335,464        3,133,720

   5.000%, 04/01/34.............   8,129,805        7,629,634

   5.000%, 05/01/34.............   2,568,235        2,408,379

   5.000%, 09/01/34.............   5,890,204        5,526,456

   5.000%, 02/01/35.............   4,812,343        4,502,173

   5.000%, 04/01/35.............   2,752,594        2,573,890

   5.000%, 05/01/35.............   1,905,909        1,782,915

   5.000%, 11/01/35.............   2,909,601        2,721,835

   5.500%, 03/15/11.............     950,000          951,383

   5.500%, 11/01/17.............   1,946,762        1,916,215

   5.500%, 02/01/18.............     725,633          714,021

   5.500%, 04/01/18.............   3,754,379        3,694,299

   5.500%, 07/01/23.............   1,710,399        1,665,230

   5.500%, 01/01/24.............     895,251          867,372

   5.500%, 07/01/24.............   2,892,821        2,811,950

   5.500%, 10/01/32.............   1,007,838          973,001

   5.500%, 02/01/33.............   2,586,866        2,495,914

   5.500%, 03/01/33.............   4,508,878        4,350,349

   5.500%, 05/01/33.............   9,504,303        9,170,138

   5.500%, 08/01/33.............   6,728,873        6,492,290

   5.500%, 10/01/33.............     943,107          909,816

   5.500%, 12/01/33.............   8,316,298        8,023,902

   5.500%, 02/01/34.............   4,391,457        4,229,203

   5.500%, 03/01/34.............   2,347,723        2,260,980

   5.500%, 04/01/34.............   1,752,260        1,687,518

   5.500%, 05/01/34.............   2,653,304        2,555,271

   5.500%, 09/01/34.............   3,239,642        3,120,759

   5.500%, 12/01/34.............   8,694,157        8,373,523

   5.500%, 01/01/35.............   2,418,598        2,329,845

   5.500%, 02/01/35.............   5,235,444        5,042,007

   5.500%, 04/01/35.............   3,363,535        3,232,937

   5.500%, 06/01/35.............   9,828,143        9,445,076

   5.500%, 06/13/35 (b).........   2,659,872        2,576,757

   6.000%, 09/01/13.............   1,522,960        1,528,230

   6.000%, 10/01/13.............     813,610          816,425

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                         174,047
   6.000%, 03/01/14.............$    173,443  $

   6.000%, 06/01/14.............      27,540           27,636

   6.000%, 07/01/14.............     110,577          110,962

   6.000%, 09/01/14.............      53,492           53,678

   6.000%, 09/01/17.............   1,519,250        1,524,568

   6.000%, 08/01/28.............      80,045           79,258

   6.000%, 11/01/28.............      15,476           15,323

   6.000%, 12/01/28.............      14,514           14,371

   6.000%, 06/01/31.............     208,496          206,256

   6.000%, 09/01/32.............   1,417,905        1,401,792

   6.000%, 01/01/33.............     559,776          553,415

   6.000%, 02/01/33.............   1,066,326        1,053,248

   6.000%, 03/01/33.............   2,427,952        2,398,176

   6.000%, 04/01/33.............   1,647,460        1,627,255

   6.000%, 05/01/33.............   2,999,101        2,962,321

   6.000%, 05/01/34.............   3,308,985        3,267,002

   6.000%, 09/01/34.............   3,521,109        3,474,717

   6.000%, 11/01/34.............   6,450,777        6,365,786

   6.000%, 01/01/35.............   2,245,278        2,210,102

   6.210%, 08/06/38.............     300,000          325,577

   6.500%, 01/01/13.............      17,620           17,862

   6.500%, 04/01/13.............       2,470            2,504

   6.500%, 06/01/13.............     111,245          112,776

   6.500%, 07/01/13.............       1,730            1,754

   6.500%, 06/01/14.............      56,206           56,982

   6.500%, 04/01/17.............   4,413,784        4,474,905

   6.500%, 05/01/28.............     575,309          581,245

   6.500%, 12/01/28.............     981,283          991,408

   6.500%, 03/01/29.............      40,897           41,320

   6.500%, 04/01/29.............     231,118          233,507

   6.500%, 05/01/29.............      26,226           26,497

   6.500%, 08/01/29.............       8,344            8,430

   6.500%, 05/01/30.............     318,799          322,093

   6.500%, 09/01/31.............     134,841          136,107

   6.500%, 02/01/32.............      46,409           47,052

   6.500%, 06/01/32.............     422,142          425,977

   6.500%, 09/01/33.............   1,036,055        1,043,837

   6.500%, 10/01/33.............     877,154          883,743

   6.500%, 10/01/34.............   3,045,302        3,068,176

   6.625%, 11/15/10.............   3,400,000        3,549,448

   6.625%, 11/15/30 (a).........   2,450,000        2,779,785

   7.000%, 04/01/12.............      49,567           50,489

   7.000%, 02/01/14.............      50,081           51,012

   7.000%, 10/01/21.............     126,364          129,857

   7.000%, 06/01/26.............       3,218            3,306

   7.000%, 06/01/28.............     109,265          112,321

   7.000%, 09/01/29.............     101,086          103,761

   7.000%, 10/01/29.............      85,738           88,007

   7.000%, 12/01/29.............       7,497            7,695

   7.000%, 01/01/32.............     786,839          806,490

   7.000%, 04/01/32.............     120,055          123,012

   7.000%, 06/01/32.............     645,603          661,504

   7.250%, 05/15/30.............   2,675,000        3,253,082

   7.500%, 08/01/15.............      42,517           44,125

   7.500%, 09/01/25.............      30,820           31,851

   7.500%, 06/01/26.............      36,012           37,210

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                           4,554
   7.500%, 09/01/27.............$      4,407  $

   7.500%, 11/01/27.............       2,014            2,081

   7.500%, 03/01/28.............      27,680           28,602

   7.500%, 08/01/28.............       1,291            1,334

   7.500%, 07/01/29.............      86,367           89,247

   7.500%, 10/01/29.............      28,357           29,297

   7.500%, 07/01/30.............       7,136            7,372

   8.000%, 10/01/26.............       1,803            1,903

   8.000%, 11/01/29.............       1,263            1,335

   8.000%, 05/01/30.............      39,588           41,751

   8.000%, 11/01/30.............      28,252           29,796

   8.000%, 01/01/31.............      23,303           24,593

   8.000%, 02/01/31.............      44,224           46,673

Government National Mortgage
   Association
   5.000%, 10/15/20.............   3,049,244        2,956,631

   5.000%, 01/15/21.............   2,934,112        2,844,995

   5.000%, 12/15/35.............   2,980,203        2,820,551

   5.500%, 03/15/36.............   3,990,770        3,866,723

   6.000%, 01/15/29.............      57,464           57,196

   6.000%, 01/15/33.............   1,662,337        1,652,927

   6.000%, 03/15/35.............   2,855,945        2,832,667

   6.000%, 12/15/35.............   2,975,021        2,950,772

   6.000%, 06/15/36.............   5,000,000        4,958,961

   6.500%, 05/15/23.............      15,305           15,557

   6.500%, 02/15/27.............     233,105          236,800

   6.500%, 07/15/28.............      53,667           54,488

   6.500%, 08/15/28.............      88,546           89,900

   6.500%, 11/15/28.............      58,548           59,444

   6.500%, 12/15/28.............      14,408           14,628

   6.500%, 07/15/29.............      25,434           25,792

   6.500%, 06/20/31.............     182,151          184,248

   6.500%, 07/15/32.............     350,132          354,290

   6.500%, 05/15/36.............   4,995,186        5,058,003

   7.000%, 01/15/28.............      14,952           15,404

   7.000%, 04/15/28.............      14,777           15,223

   7.000%, 05/15/28.............      38,829           40,003

   7.000%, 06/15/28.............      35,546           36,620

   7.000%, 10/15/28.............      28,667           29,533

   7.000%, 06/15/29.............      20,576           21,199

   7.000%, 09/15/29.............      46,046           47,439

   7.000%, 01/15/31.............       1,684            1,735

   7.000%, 03/15/31.............      54,004           55,633

   7.000%, 07/15/31.............   2,968,874        3,058,332

   7.000%, 08/15/31.............     382,320          393,840

   7.000%, 02/15/32.............     292,167          300,952

   7.000%, 07/15/32.............     205,210          211,380

   7.500%, 02/20/28.............      19,968           20,758

   7.500%, 08/15/29.............      40,296           41,822

   7.500%, 04/15/30.............      30,669           31,829

   8.000%, 09/15/16.............       6,441            6,762

   8.000%, 08/15/26.............       9,979           10,593

   8.000%, 09/15/26.............      21,612           22,942

   8.000%, 05/15/27.............      12,859           13,647

   8.000%, 06/15/29.............      84,772           89,951

   9.000%, 11/15/24.............      64,955           69,870

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                       1,026,636
Tennessee Valley Authority
   6.000%, 03/15/13.............$  1,000,000  $
                                               ---------------
                                              -
                                                  487,259,653
                                               ---------------
                                              -


Food & Staples Retailing--0.3%

Kroger Co.
   5.500%, 02/01/13.............     950,000          906,628

Wal-Mart Stores, Inc.
   4.550%, 05/01/13.............   2,075,000        1,933,727

   6.875%, 08/10/09.............     500,000          517,192
                                               ---------------
                                              -
                                                                       3,357,547
                                               ---------------
                                              -


Food Products--0.7%

Archer-Daniels-Midland Co.
   8.875%, 04/15/11.............     200,000          225,200

Campbell Soup Co.
   5.500%, 03/15/07 (a).........     400,000          399,751

Fred Meyer, Inc.
   7.450%, 03/01/08.............     300,000          307,468

General Mills, Inc.
   5.125%, 02/15/07.............     400,000          398,677

   6.000%, 02/15/12.............   2,000,000        2,007,546

Kellogg Co.
   6.600%, 04/01/11.............   2,700,000        2,789,151

Kraft Foods, Inc.
   6.250%, 06/01/12.............     900,000          910,190
                                               ---------------
                                              -
                                                                       7,037,983
                                               ---------------
                                              -


Foreign Government--1.8%

Government of Canada
   6.750%, 08/28/06.............   1,500,000        1,503,787

Province of Nova Scotia
   9.250%, 03/01/20.............     250,000          329,865

Province of Ontario
   5.125%, 07/17/12 (a).........   2,000,000        1,959,935

   5.500%, 10/01/08.............     300,000          300,221

Province of Quebec
   4.875%, 05/05/14.............   1,925,000        1,831,554

   7.500%, 07/15/23 (a).........     350,000          410,661

Republic of Italy
   4.500%, 01/21/15 (a).........   2,975,000        2,749,425

   5.625%, 06/15/12.............   3,650,000        3,647,152

   6.000%, 05/29/08.............     300,000          302,431

Republic of Korea
   8.875%, 04/15/08.............     200,000          211,054

United Mexican States
   8.000%, 09/24/22 (a).........   2,200,000        2,453,000

   8.375%, 01/14/11.............     250,000          273,393

   9.875%, 01/15/07 (a).........   3,100,000        3,166,650

   9.875%, 02/01/10.............     500,000          562,250
                                               ---------------
                                              -
                                                   19,701,378
                                               ---------------
                                              -

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Health Care Providers & Services--0.4%
                                                                       2,295,453
Anthem, Inc.
   6.800%, 08/01/12.............$  2,200,000  $

Bristol Myers Squibb Co.
   5.750%, 10/01/11.............   1,900,000        1,898,214
                                               ---------------
                                              -
                                                                       4,193,667
                                               ---------------
                                              -


Household Durables--0.0%

Centex Corp.
   7.500%, 01/15/12.............     500,000          516,178
                                               ---------------
                                              -


Industrial Conglomerates--0.1%

General Electric Co.
   5.000%, 02/01/13.............     930,000          889,795

Honeywell International, Inc.
   7.500%, 03/01/10.............     300,000          317,925
                                               ---------------
                                              -
                                                                       1,207,720
                                               ---------------
                                              -


Insurance--0.5%

                                 Allstate Corp.
   6.125%, 02/15/12.............   2,750,000        2,795,290

   6.900%, 05/15/38.............     150,000          153,994

American General Capital II
   8.500%, 07/01/30.............     250,000          300,079

Chubb Corp.
   6.000%, 11/15/11 (a).........     350,000          352,382

GE Global Insurance Holding
   Corp.
   7.500%, 06/15/10.............     500,000          529,484

Hartford Financial Services
   Group, Inc.
   6.375%, 11/01/08.............     105,000          106,493

Hartford Life, Inc.
   7.650%, 06/15/27.............     780,000          879,331
                                               ---------------
                                              -
                                                                       5,117,053
                                               ---------------
                                              -


Leisure Equipment &
   Products--0.0%

Carnival Corp.
   6.150%, 04/15/08.............     500,000          502,267
                                               ---------------
                                              -


Machinery--0.1%

Caterpillar, Inc.
   7.250%, 09/15/09.............     250,000          260,593

Deere & Co.
   6.950%, 04/25/14.............     850,000          903,053

   7.850%, 05/15/10.............     300,000          321,147
                                               ---------------
                                              -
                                                                       1,484,793
                                               ---------------
                                              -


Media--1.1%

AOL Time Warner, Inc.
   6.150%, 05/01/07.............   4,650,000        4,665,950

Belo Corp.
   8.000%, 11/01/08.............     500,000          519,395

Clear Channel Communications,
   Inc.
   6.000%, 11/01/06.............     600,000          600,005

Comcast Cable Communications
   8.375%, 05/01/07.............     250,000          255,261

                                     *See accompanying notes to financial statements.






Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Media--(Continued)
                                                                       1,356,119
Comcast Corp.
   5.300%, 01/15/14.............$  1,445,000  $

   5.650%, 06/15/35.............   1,500,000        1,275,214

Cox Communications, Inc.
   7.750%, 11/01/10.............     250,000          264,995

News America, Inc.
   6.550%, 03/15/33.............   1,950,000        1,817,747

The Walt Disney Co.
   6.375%, 03/01/12.............     200,000          205,288

Time Warner Entertainment Co.,
   L.P.
   7.250%, 09/01/08.............     250,000          256,421

Time Warner, Inc.
   7.625%, 04/15/31.............     300,000          323,136

   9.125%, 01/15/13.............     418,000          478,347
                                               ---------------
                                              -
                                                   12,017,878
                                               ---------------
                                              -


Metals & Mining--0.2%

Alcoa, Inc.
   5.375%, 01/15/13 (a).........   1,000,000          968,230

   6.000%, 01/15/12.............     400,000          401,691

   6.500%, 06/01/11.............     300,000          308,483
                                               ---------------
                                              -
                                                                       1,678,404
                                               ---------------
                                              -


Multi-Utilities--0.3%

Pacific Gas & Electric Co.
   4.800%, 03/01/14.............   3,125,000        2,912,044
                                               ---------------
                                              -


Multiline Retail--0.2%

Target Corp.
   6.350%, 11/01/32.............   2,300,000        2,360,604
                                               ---------------
                                              -


Office Electronics--0.2%

International Business Machines
   Corp.
   4.750%, 11/29/12.............   1,000,000          948,065

   7.500%, 06/15/13.............   1,000,000        1,093,835

   8.375%, 11/01/19.............     425,000          512,377
                                               ---------------
                                              -
                                                                       2,554,277
                                               ---------------
                                              -


Oil, Gas & Consumable Fuels--0.8%

Atlantic Richfield Co.
   5.900%, 04/15/09.............     300,000          303,263

ConocoPhillips Holding Co.
   6.950%, 04/15/29.............     300,000          326,222

Enterprise Products Operations,
   L.P.
   5.000%, 03/01/15 (a).........   2,000,000        1,804,832

PEMEX Master Trust
   5.750%, 12/15/15 (a).........   3,600,000        3,342,348

   9.250%, 03/30/18 (b).........   1,000,000        1,160,000

Phillips Petroleum Co.
   6.375%, 03/30/09.............     300,000          306,497

Southern California Gas Co.
   4.800%, 10/01/12.............   1,000,000          948,757

Transocean Sedco Forex, Inc.
   7.500%, 04/15/31.............     300,000          336,819
                                               ---------------
                                              -
                                                                       8,528,738
                                               ---------------
                                              -

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Paper & Forest Products--0.2%
                                                                         241,880
International Paper Co.
   6.875%, 04/15/29.............$    250,000  $

MeadWestvaco Corp.
   6.850%, 04/01/12.............   1,000,000        1,016,989

Weyerhaeuser Co.
   7.375%, 03/15/32.............     500,000          505,642
                                               ---------------
                                              -
                                                                       1,764,511
                                               ---------------
                                              -


Personal Products--0.3%

                              Procter & Gamble Co.
   4.950%, 08/15/14.............   2,000,000        1,899,881

   6.450%, 01/15/26.............     200,000          209,891

   6.875%, 09/15/09.............     850,000          882,049
                                               ---------------
                                              -
                                                                       2,991,821
                                               ---------------
                                              -


Pharmaceuticals--0.4%

Abbott Laboratories
   5.625%, 07/01/06.............     300,000          300,000

Johnson & Johnson
   6.950%, 09/01/29.............     250,000          286,152

Merck & Co., Inc.
   5.950%, 12/01/28.............     300,000          281,790

Wyeth
   5.500%, 02/01/14.............   3,000,000        2,899,168
                                               ---------------
                                              -
                                                                       3,767,110
                                               ---------------
                                              -


Real Estate--0.5%

EOP Operating, L.P.
   4.750%, 03/15/14.............   4,050,000        3,696,856

   5.875%, 01/15/13.............   1,500,000        1,476,561
                                               ---------------
                                              -
                                                                       5,173,417
                                               ---------------
                                              -


Road & Rail--0.3%

Burlington Northern Santa Fe
   Corp.
   5.900%, 07/01/12.............   1,000,000        1,004,585

CSX Corp.
   6.750%, 03/15/11.............     200,000          207,548

   7.450%, 05/01/07.............     300,000          303,989

   7.900%, 05/01/17.............     500,000          564,653

Norfolk Southern Corp.
   5.590%, 05/17/25.............     144,000          133,301

   6.200%, 04/15/09.............     350,000          354,593

   7.250%, 02/15/31.............     156,000          173,226
                                               ---------------
                                              -
                                                                       2,741,895
                                               ---------------
                                              -


Specialty Retail--0.1%

Lowe's Cos., Inc.
   6.875%, 02/15/28.............   1,000,000        1,092,816
                                               ---------------
                                              -


Thrifts & Mortgage Finance--0.0%

Washington Mutual, Inc.
   5.625%, 01/15/07.............     500,000          499,568
                                               ---------------
                                              -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



U.S. Treasury--23.8%
                                                                       4,932,785
United States Treasury Bonds
   4.500%, 02/15/36 (a).........$  5,500,000  $

   5.250%, 11/15/28 (a).........   2,700,000        2,688,201

   5.375%, 02/15/31 (a).........   2,225,000        2,264,293

   5.500%, 08/15/28 (a).........   2,420,000        2,486,477

   6.125%, 11/15/27 (a).........   3,950,000        4,364,868

   6.250%, 08/15/23 (a).........   7,750,000        8,549,257

   6.500%, 11/15/26.............   1,000,000        1,147,570

   7.125%, 02/15/23 (a).........   3,030,000        3,625,668

   7.250%, 08/15/22 (a).........   2,000,000        2,413,400

   7.875%, 02/15/21 (a).........   2,650,000        3,334,972

   8.125%, 08/15/19 (a).........   1,895,000        2,399,752

   8.500%, 02/15/20 (a).........   1,400,000        1,831,256

   8.875%, 02/15/19 (a).........  10,215,000       13,577,267

   9.125%, 05/15/18 (a).........   1,600,000        2,142,992

   9.250%, 02/15/16 (a).........   1,375,000        1,795,049

United States Treasury Notes
   3.250%, 08/15/08 (a).........   3,000,000        2,887,200

   3.375%, 02/15/08 (a).........  20,730,000       20,149,352

   3.375%, 11/15/08 (a).........  15,820,000       15,198,321

   3.375%, 10/15/09 (a).........   5,000,000        4,739,500

   3.500%, 11/15/09 (a).........   4,000,000        3,801,880

   3.500%, 12/15/09.............   4,000,000        3,798,200

   3.625%, 06/30/07 (a).........   6,000,000        5,904,120

   3.625%, 07/15/09 (a).........   4,420,000        4,235,377

   3.625%, 01/15/10 (a).........   4,000,000        3,808,480

   3.625%, 06/15/10 (a).........  16,200,000       15,354,522

   3.875%, 05/15/09 (a).........   4,000,000        3,866,720

   4.000%, 04/15/10 (a).........   6,000,000        5,771,580

   4.000%, 11/15/12 (a).........   7,250,000        6,814,435

   4.250%, 10/15/10 (a).........   5,000,000        4,839,200

   4.250%, 08/15/13 (a).........  14,380,000       13,644,607

   4.250%, 11/15/13 (a).........   1,600,000        1,514,304

   4.250%, 08/15/14 (a).........  17,930,000       16,889,164

   4.250%, 11/15/14 (a).........   5,200,000        4,890,964

   4.250%, 08/15/15 (a).........   3,000,000        2,807,580

   4.375%, 08/15/12 (a).........   5,000,000        4,811,350

   4.500%, 02/15/09 (a).........  12,000,000       11,810,520

   4.750%, 05/15/14 (a).........   5,900,000        5,756,040

   4.875%, 05/31/08 (a).........  13,000,000       12,927,330

   4.875%, 02/15/12 (a).........   4,500,000        4,450,770

   5.000%, 08/15/11 (a).........   3,500,000        3,489,500

   5.625%, 05/15/08 (a).........   5,580,000        5,624,305

   5.750%, 08/15/10 (a).........   7,120,000        7,294,938

   6.500%, 02/15/10 (a).........   1,710,000        1,786,676
                                               ---------------
                                              -
                                                  256,420,742
                                               ---------------
                                              -


Wireless Telecommunication Services--0.1%

AT&T Wireless Services, Inc.
   8.125%, 05/01/12.............     500,000          551,109

   8.750%, 03/01/31.............     300,000          365,873

Cingular Wireless, LLC
   7.125%, 12/15/31.............     100,000          104,576
                                               ---------------
                                              -
                                                                       1,021,558
                                               ---------------
                                              -

                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Yankee--3.0%
                                                                         351,028
Apache Finance Canada Corp.
   7.750%, 12/15/29.............$    300,000  $

Asian Development Bank
   4.875%, 02/05/07.............   4,650,000        4,632,437

BP Canada Finance Co.
   3.375%, 10/31/07.............     500,000          486,315

British Telecommunications, Plc.
   8.875%, 12/15/30 (b).........   1,000,000        1,229,491

Burlington Resources Finance Co.
   5.700%, 03/01/07.............     600,000          598,544

Conoco Funding Co.
   6.350%, 10/15/11.............     500,000          512,118

Deutsche Telekom International
   Finance
   8.250%, 06/15/30 (b).........   1,000,000        1,154,550

Encana Corp.
   4.750%, 10/15/13.............   2,000,000        1,858,611

European Investment Bank
   3.375%, 03/16/09.............   4,200,000        3,990,105

Hydro-Quebec
   7.500%, 04/01/16.............   1,350,000        1,523,377

   8.400%, 01/15/22.............   1,000,000        1,243,124

Intermediate American
   Development Bank
   5.375%, 11/18/08.............     700,000          699,754

   6.800%, 10/15/25.............     500,000          553,303

   7.000%, 06/15/25.............     200,000          226,974

   8.875%, 06/01/09.............     400,000          435,326

International Bank for
   Reconstruction & Development
   4.375%, 09/28/06.............   1,000,000          997,559

   8.875%, 03/01/26.............     535,000          726,926

KFW International Finance, Inc.
   4.750%, 01/24/07.............     500,000          497,325

   8.000%, 02/15/10.............   1,000,000        1,080,365

Korea Development Bank
   5.750%, 09/10/13 (a).........   2,000,000        1,968,818

Kreditanstalt Fuer Wiederaufbank
   3.375%, 01/23/08.............   2,475,000        2,398,783

National Australia Bank, Ltd.
   6.600%, 12/10/07.............     350,000          354,222

Norsk Hydro A/S
   6.700%, 01/15/18.............     300,000          312,012

   6.800%, 01/15/28.............   1,350,000        1,429,590

Telefonica Europe BV
   8.250%, 09/15/30 (a).........   1,000,000        1,127,341

Tyco International Group S.A.
   6.875%, 01/15/29.............   1,275,000        1,310,331

Vodafone Airtouch, Plc.
   7.750%, 02/15/10.............   1,150,000        1,214,583
                                               ---------------
                                              -
                                                   32,912,912
                                               ---------------
                                              -

Total Fixed Income
   (Identified Cost
   $1,091,918,154)..............                1,056,252,438
                                               ---------------
                                              -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments--1.0%





                                                                            Face
Security Description                Amount         Value*
---------------------------------------------------------------



Discount Notes--1.0%
                                                                      10,697,176
Federal Home Loan Bank
   4.750%, 07/03/06.............$ 10,700,000  $
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost $10,697,176)                   10,697,176
                                               ---------------
                                              -

Total Investments--99.2%
   (Identified Cost
   $1,102,615,330) (c)..........                1,066,949,614

Other assets less liabilities...                    8,767,702
                                               ---------------
                                              -
                                                                   1,075,717,316
Total Net Assets--100%...........              $
                                               ===============
                                              =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $267,758,112 and the collateral received consisted of cash in the amount of $259,939,160 and securities with a market value of $ 12,481,847.
(b)      Variable or Floating Rate Security. Rate disclosed is as of June 30,
         2006.
(c) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,102,615,330 and the composition of unrealized appreciation and depreciation of investment securities was $2,566,829 and $(38,232,545), respectively.
(TBA)-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                                     *See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,066,949,614
   Investments at value........                                                                           $

   Cash........................                                                                                     89,420

   Collateral for securities loaned                                                                            272,421,007

   Receivable for:

      Securities sold..........                                                                                  3,981,562

      Fund shares sold.........                                                                                  2,903,263

      Accrued interest and dividends                                                                            10,526,918
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              1,356,871,784

Liabilities

   Payable for:

      Fund shares redeemed.....                                                           $    2,839,256

      Securities purchased.....                                                                5,290,513

      Return of collateral for securities loaned                                             272,421,007

   Accrued expenses:

      Management fees..........                                                                  216,608

      Service and distribution fees                                                              104,068

      Other expenses...........                                                                  283,016
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                281,154,468
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,075,717,316
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,101,727,059
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                       24,337,662

      Accumulated net realized losses                                                                          (14,681,689)

      Unrealized depreciation on investments                                                                   (35,665,716)
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,075,717,316
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     10.25
Net asset value and redemption price per share ($496,989,366 divided by 48,485,390 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     10.11
Net asset value and redemption price per share ($404,150,286 divided by 39,964,446 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     10.21
Net asset value and redemption price per share ($174,577,664 divided by 17,095,384 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,102,615,330
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                   26,675,188(a)
   Interest.........................                                                            $
                                                                                                 ---------------------------
                                                                                                -

Expenses

   Management fees..................                                     $  1,334,106

   Service and distribution fees--Class B                                      473,788

   Service and distribution fees--Class E                                      135,978

   Directors' fees and expenses.....                                           10,574

   Custodian........................                                          135,784

   Audit and tax services...........                                           13,759

   Legal............................                                           15,514

   Printing.........................                                          194,621

   Insurance........................                                            9,201

   Miscellaneous....................                                            6,920
                                                                          ----------------------
                                                                         -

   Total expenses...................                                        2,330,245

   Management fee waivers...........                                          (32,019)              2,298,226
                                                                          ----------------------
                                                                         -                      ----------------------------

Net Investment Income...............                                                               24,376,962
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Loss
Realized loss on:

   Investments--net..................                                                               (2,188,191)
Unrealized depreciation on:

   Investments--net..................                                                              (31,766,802)
                                                                                                 ---------------------------
                                                                                                -

Net loss............................                                                              (33,954,993)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   (9,578,031)
Net (Decrease) in Net Assets From Operations                                                    $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $124,943.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                                42,244,277
   Net investment income.................................................................$     24,376,962 $

   Net realized loss.....................................................................      (2,188,191)        (829,022)

   Unrealized depreciation...............................................................     (31,766,802)     (21,296,430)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase (decrease) in net assets from operations.....................................      (9,578,031)      20,118,825
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (22,640,441)     (21,425,965)

         Class B.........................................................................     (16,460,107)      (8,685,574)

         Class E.........................................................................      (7,653,204)      (7,465,846)
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................     (46,753,752)     (37,577,385)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from capital share transactions................................      61,679,245      166,143,938
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase in net assets..........................................................       5,347,462      148,685,378


Net Assets

   Beginning of the period...............................................................   1,070,369,854      921,684,476
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                             1,070,369,854
   End of the period.....................................................................$  1,075,717,316 $
                                                                                          ================
                                                                                         =                ==================

Undistributed Net Investment Income
                                                                                                                46,714,452
   End of the period.....................................................................$     24,337,662 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                          Six months ended
                                                                            June 30, 2006                  Year ended
                                                                     ----------------------------       December 31, 2005
                                                                    -                            -------------------------------
                                                                        Shares                       Shares
                                                                     -------------       $        -------------        $
                                                                    -             ----------------             -----------------

Class A
                                                                                     60,010,807                    106,886,054
   Sales............................................................  5,639,745   $                 9,866,764  $

   Reinvestments....................................................  2,215,307      22,640,441     2,011,828       21,425,965

   Redemptions...................................................... (7,911,124)    (83,666,286)  (13,294,212)    (143,962,582)
                                                                     -------------                -------------
                                                                    -             ----------------             -----------------
                                                                                     (1,015,038)                   (15,650,563)
   Net decrease.....................................................    (56,072)  $                (1,415,620) $
                                                                     =============
                                                                    =             ===============

Class B
                                                                                     92,130,880                    223,146,587
   Sales............................................................  8,806,939   $                20,869,536  $

   Reinvestments....................................................  1,631,329      16,460,107       825,625        8,685,574

   Redemptions...................................................... (3,745,516)    (38,966,121)   (4,151,285)     (44,267,125)
                                                                     -------------                -------------
                                                                    -             ----------------             -----------------
                                                                                     69,624,866                    187,565,036
   Net increase.....................................................  6,692,752   $                17,543,876  $
                                                                     =============
                                                                    =             ===============

Class E
                                                                                      9,653,367                     22,064,654
   Sales............................................................    914,229   $                 2,038,741  $

   Reinvestments....................................................    751,050       7,653,204       703,661        7,465,846

   Redemptions...................................................... (2,296,504)    (24,237,154)   (3,270,738)     (35,301,035)
                                                                     -------------                -------------
                                                                    -             ----------------             -----------------
                                                                                     (6,930,583)                    (5,770,535)
   Net decrease.....................................................   (631,225)  $                  (528,336) $
                                                                     =============
                                                                    =             ===============
                                                                                     61,679,245                    166,143,938
   Increase derived from capital share transactions.................  6,005,455   $                15,599,920  $
                                                                     =============
                                                                    =             ===============

                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       11.02                    11.17                    9.90
Net Asset Value, Beginning of Period.............$      10.81     $           $    10.93   $           $    10.46  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.25           0.49        0.46         0.45        0.47        0.54

   Net realized and unrealized gain (loss) on
      investments................................       (0.34)         (0.27)      (0.02)       (0.06)       0.57        0.19
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............       (0.09)          0.22        0.44         0.39        1.04        0.73
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.47)         (0.43)      (0.35)       (0.63)      (0.33)      (0.17)
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------

   Total distributions...........................       (0.47)         (0.43)      (0.35)       (0.63)      (0.33)      (0.17)
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------
                                                                       10.81                    10.93                   10.46
Net Asset Value, End of Period...................$      10.25     $           $    11.02   $           $    11.17  $
                                                  ================                                      ===========
                                                 =                ============                         =           =============

Total Return (%).................................        (0.8)(b)        2.1         4.1          3.6        10.2         7.4

Ratio of operating expenses to average net
   assets (%)....................................        0.32 (c)       0.31        0.32         0.34        0.34        0.38

Ratio of net investment income to average net
   assets (%)....................................        4.68 (c)       4.30        4.42         4.44        5.14        5.66

Portfolio turnover rate (%)......................          32 (c)         23          27           46          48          18
                                                                     524,878                  500,629                 254,357
Net assets, end of period (000)..................$    496,989     $           $  550,456   $           $  346,774  $


                                                                                        Class B
                                                      ----------------------------------------------------------------------------
                                                     -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                      ---------------                   Year ended December 31,
                                                     -               -------------------------------------------------------------
                                                                         2005                    2003                   2001(a)
                                                                      ------------    2004     ----------    2002     ------------
                                                                     -            -------------          -------------
                                                                          10.87                    11.04                   9.93
Net Asset Value, Beginning of Period.................$      10.66    $            $    10.79  $          $    10.37  $
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

Income From Investment Operations

   Net investment income.............................        0.21          0.36         0.36        0.40       0.38        0.38

   Net realized and unrealized gain (loss) on
      investments....................................       (0.32)        (0.16)        0.04       (0.04)      0.61        0.23
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

   Total from investment operations..................       (0.11)         0.20         0.40        0.36       0.99        0.61
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

Less Distributions

   Distributions from net investment income..........       (0.44)        (0.41)       (0.32)      (0.61)     (0.32)      (0.17)
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------

   Total distributions...............................       (0.44)        (0.41)       (0.32)      (0.61)     (0.32)      (0.17)
                                                      ---------------                                     -----------
                                                     -               -------------                       -           -------------
                                                                          10.66                    10.79                  10.37
Net Asset Value, End of Period.......................$      10.11    $            $    10.87  $          $    11.04  $
                                                      ===============                                     ===========
                                                     =               =============                       =           =============

Total Return (%).....................................        (1.0)(b)       1.9          3.8         3.4        9.9         6.1 (b)

Ratio of operating expenses to average net assets (%)        0.57 (c)      0.56         0.57        0.59       0.59        0.63 (c)

Ratio of net investment income to average net assets
   (%)...............................................        4.44 (c)      4.06         4.16        4.20       4.89        5.33 (c)

Portfolio turnover rate (%)..........................          32 (c)        23           27          46         48          18 (c)
                                                                        354,652                   73,938                 16,276
Net assets, end of period (000)......................$    404,150    $            $  170,958  $          $   45,788  $

(a)  Commencement of operations was January 2, 2001 and May 1, 2001 for classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                      See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)



                                                                                       Class E
                                                     ----------------------------------------------------------------------------
                                                    -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                     ----------------                  Year ended December 31,
                                                    -                ------------------------------------------------------------
                                                                         2005                    2003                  2001(a)
                                                                      -----------    2004     ------------   2002     -----------
                                                                     -           -------------            ------------
                                                                          10.97                   11.14                   9.97
Net Asset Value, Beginning of Period................$      10.77     $           $    10.89  $            $    10.45 $
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

Income From Investment Operations

   Net investment income............................        0.26           0.46        0.44        0.52         0.45      0.02

   Net realized and unrealized gain (loss) on
      investments...................................       (0.36)         (0.25)      (0.02)      (0.15)        0.57      0.46
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

   Total from investment operations.................       (0.10)          0.21        0.42        0.37         1.02      0.48
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

Less Distributions

   Distributions from net investment income.........       (0.46)         (0.41)      (0.34)      (0.62)       (0.33)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

   Total distributions..............................       (0.46)         (0.41)      (0.34)      (0.62)       (0.33)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------
                                                                          10.77                   10.89                  10.45
Net Asset Value, End of Period......................$      10.21     $           $    10.97  $            $    11.14 $
                                                     ================                                      ==========
                                                    =                ============                         =          ============

Total Return (%)....................................        (1.0)(b)        2.0         3.9         3.5         10.1       4.8(b)

Ratio of operating expenses to average net assets
   (%)..............................................        0.47 (c)       0.46        0.47        0.49         0.49      0.53(c)

Ratio of net investment income to average net
   assets (%).......................................        4.53 (c)       4.15        4.26        4.29         4.90      5.74(c)

Portfolio turnover rate (%).........................          32 (c)         23          27          46           48        18(c)
                                                                        190,840                 115,749                     87
Net assets, end of period (000).....................$    174,578     $           $  200,270  $            $   32,511 $

(a)  Commencement of operations was January 2, 2001 and May 1, 2001 for classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--97.8% of Total Net Assets



                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Aerospace & Defense--3.4%
                                                                         182,875
Alliant Techsystems, Inc.
   6.750%, 04/01/16.................$   190,000 $

Argo-Tech Corp.
   9.250%, 06/01/11.................     75,000       77,250

BE Aerospace, Inc.
   8.875%, 05/01/11.................    475,000      491,625

DRS Technologies, Inc.
   6.625%, 02/01/16.................     90,000       87,075

   7.625%, 02/01/18.................    400,000      398,000

L-3 Communications Holdings, Inc.
   6.375%, 10/15/15.................  1,150,000    1,098,250

Moog, Inc.
   6.250%, 01/15/15.................    550,000      517,000

TransDigm, Inc. (144A)
   7.750%, 07/15/14.................    290,000      288,550
                                                 -------------
                                                -
                                                                       3,140,625
                                                 -------------
                                                -


Auto Components--1.0%

Commercial Vehicle Group, Inc.
   8.000%, 07/01/13.................     35,000       33,513

Keystone Automotive Operations, Inc.
   9.750%, 11/01/13.................    235,000      222,075

TRW Automotive, Inc.
   9.375%, 02/15/13.................    160,000      170,000

Visteon Corp.
   8.250%, 08/01/10 (a).............    520,000      486,200
                                                 -------------
                                                -
                                                                         911,788
                                                 -------------
                                                -


Automobiles--4.4%

Ford Motor Co.
   7.450%, 07/16/31 (a).............  3,225,000    2,330,063

   8.900%, 01/15/32.................    275,000      219,313

General Motors Corp.
   8.250%, 07/15/23 (a).............    175,000      137,813

   8.375%, 07/15/33 (a).............  1,775,000    1,428,875
                                                 -------------
                                                -
                                                                       4,116,064
                                                 -------------
                                                -


Building Products--2.1%

Associated Materials, Inc.
   0/11.250%, 03/01/14 (b)..........     55,000       33,138

   9.750%, 04/15/12.................    515,000      512,425

Norcraft Holdings, L.P.
   0/9.750%, 09/01/12 (b)...........    400,000      324,000

Nortek, Inc.
   8.500%, 09/01/14.................    755,000      730,463

NTK Holdings, Inc.
   0/10.750%%, 03/01/14 (b).........    140,000      101,325

Ply Gem Industries, Inc.
   9.000%, 02/15/12.................    225,000      204,750

U.S. Concrete, Inc. (144A)
   8.375%, 04/01/14.................     50,000       50,500
                                                 -------------
                                                -
                                                                       1,956,601
                                                 -------------
                                                -

                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Capital Markets--0.1%
                                                                         102,500
E*Trade Financial Corp.
   7.875%, 12/01/15.................$   100,000 $
                                                 -------------
                                                -


Chemicals--1.0%

Huntsman International, LLC
   9.875%, 03/01/09.................    450,000      468,000

   10.125%, 07/01/09 (a)............    289,000      293,335

IMC Global, Inc.
   10.875%, 06/01/08................     53,000       56,445

Innophos, Inc.
   8.875%, 08/15/14.................    100,000       98,500

Rockwood Specialties Group, Inc.
   7.625%, 11/15/14 (EUR)...........     50,000       64,851
                                                 -------------
                                                -
                                                                         981,131
                                                 -------------
                                                -


Commercial Services & Supplies--2.7%

Alderwoods Group, Inc.
   7.750%, 09/15/12.................    850,000      896,750

Allied Waste North America, Inc.
   6.125%, 02/15/14 (a).............    225,000      202,500

   9.250%, 09/01/12.................     83,000       87,980

Avis Budget Car Rental, LLC (144A)
   7.625%, 05/15/14.................     80,000       77,600

Carriage Services, Inc.
   7.875%, 01/15/15.................    125,000      121,875

Hertz Corp. (144A)
   10.500%, 01/01/16 (a)............    915,000      969,900

NationsRent Cos., Inc.
   9.500%, 05/01/15.................    145,000      153,338
                                                 -------------
                                                -
                                                                       2,509,943
                                                 -------------
                                                -


Communications Equipment--0.2%

PanAmSat Corp.
   9.000%, 08/15/14.................    175,000      177,625
                                                 -------------
                                                -


Computers & Peripherals--1.1%

Activant Solutions, Inc. (144A)
   9.500%, 05/01/16.................    275,000      266,063

Sungard Data Systems, Inc. (144A)
   10.250%, 08/15/15................    715,000      739,131
                                                 -------------
                                                -
                                                                       1,005,194
                                                 -------------
                                                -


Containers & Packaging--3.5%

Crown Cork & Seal Co., Inc.
   7.375%, 12/15/26 (a).............    850,000      745,875

Graham Packaging Co., Inc.
   9.875%, 10/15/14 (a).............    450,000      445,500

Graphic Packaging International
   Corp.
   8.500%, 08/15/11 (a).............     75,000       74,813

   9.500%, 08/15/13 (a).............    525,000      519,750

Jefferson Smurfit Corp.
   8.250%, 10/01/12.................         12           11

Owens-Brockway Glass Container, Inc.
   6.750%, 12/01/14 (a).............    225,000      208,688

   7.750%, 05/15/11.................    300,000      302,250

   8.875%, 02/15/09.................    575,000      592,250

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)


                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Containers & Packaging--(Continued)
                                                                         180,000
Plastipak Holdings, Inc. (144A)
   8.500%, 12/15/15.................$   180,000 $

Smurfit-Stone Container
   Enterprises, Inc.
   8.375%, 07/01/12.................    225,000      212,625
                                                 -------------
                                                -
                                                                       3,281,762
                                                 -------------
                                                -


Diversified Consumer Services--0.2%

Education Management Corp. (144A)
   8.750%, 06/01/14.................    240,000      237,600
                                                 -------------
                                                -


Diversified Financial Services--7.5%

AAC Group Holding Corp.
   0/10.250%, 10/01/12 (b)..........     50,000       39,000

Calpoint Receivable Structured
   Trust 2001 (144A)
   7.440%, 12/10/06.................     30,357       30,433

CCM Merger, Inc. (144A)
   8.000%, 08/01/13.................    275,000      259,875

CitiSteel USA, Inc.
   12.490%, 09/01/10 (c)............    120,000      123,900

CitiSteel USA, Inc. (144A)
   15.000%, 10/01/10................     90,000       90,000

Crystal U.S. Holdings 3, LLC
   0/10.500%, 10/01/14 (b)..........    163,000      127,548

EPL Finance Corp. (144A)
   11.750%, 11/15/13................     85,000       97,113

Foamex Capital Corp. (144A)
   13.500%, 08/15/06................    250,000      222,500

Ford Motor Credit Co.
   7.000%, 10/01/13.................    670,000      576,627

Ford Motor Credit Co. (144A)
   10.486%, 06/15/11 (a) (c)........    677,663      679,987

General Motors Acceptance Corp.
   6.875%, 08/28/12.................    450,000      423,976

   8.000%, 11/01/31 (a).............  2,555,000    2,455,714

H&E Finance Corp.
   11.125%, 06/15/12................     30,000       33,129

Hexion U.S. Finance Corp.
   9.000%, 07/15/14 (a).............    375,000      379,688

HNS Finance Corp. (144A)
   9.500%, 04/15/14.................    220,000      215,600

Inergy Finance Corp.
   8.250%, 03/01/16.................    300,000      303,000

Rainbow National Services, LLC
   (144A)
   8.750%, 09/01/12.................    100,000      105,000

Ucar Finance, Inc.
   10.250%, 02/15/12................     40,000       42,200

UGS Capital Corp. II (144A)
   10.380%, 06/01/11 (c)............    340,000      336,600

Xerox Capital Trust I
   8.000%, 02/01/27.................    525,000      526,969
                                                 -------------
                                                -
                                                                       7,068,859
                                                 -------------
                                                -

                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Diversified Telecommunication Services--4.7%
                                                                         612,625
Cincinnati Bell, Inc.
   7.000%, 02/15/15.................$   650,000 $

Citizens Communications Co.
   6.250%, 01/15/13.................    500,000      472,500

Hawaiian Telcom Communications, Inc.
   12.500%, 05/01/15 (a)............    265,000      277,588

Insight Midwest, L.P.
   9.750%, 10/01/09.................    725,000      739,500

IWO Holdings, Inc.
   8.818%, 01/15/12 (c).............    100,000      103,500

Mediacom Broadband, LLC
   9.500%, 01/15/13 (a).............     65,000       64,675

Qwest Communications International,
   Inc.
   7.500%, 02/15/14.................     95,000       92,625

Qwest Communications International,
   Inc. (Series B)
   7.500%, 02/15/14 (a).............    390,000      380,250

Qwest Corp.
   6.875%, 09/15/33.................    785,000      679,025

   7.500%, 06/15/23 (a).............    105,000       98,438

   7.875%, 09/01/11.................    348,000      352,350

Windstream Corp. (144A)
   8.625%, 08/01/16.................    540,000      552,150
                                                 -------------
                                                -
                                                                       4,425,226
                                                 -------------
                                                -


Electric Utilities--2.0%

Edison Mission Energy (144A)
   7.500%, 06/15/13.................     60,000       58,800

   7.750%, 06/15/16.................    320,000      314,400

Midwest Generation, LLC
   8.560%, 01/02/16.................    258,095      270,999

Mirant Americas Generation, LLC
   9.125%, 05/01/31.................    365,000      354,050

Williams Cos., Inc.
   7.125%, 09/01/11.................    850,000      850,000
                                                 -------------
                                                -
                                                                       1,848,249
                                                 -------------
                                                -


Energy Equipment & Services--1.5%

Northwest Pipeline Corp. (144A)
   7.000%, 06/15/16.................     60,000       59,625

SESI, LLC (144A)
   6.875%, 06/01/14.................     20,000       19,250

Sonat, Inc.
   6.625%, 02/01/08.................    275,000      273,281

   7.625%, 07/15/11.................    675,000      681,750

Transcontinental Gas Pipe Line Corp.
   8.875%, 07/15/12.................    375,000      413,438
                                                 -------------
                                                -
                                                                       1,447,344
                                                 -------------
                                                -


Food & Staples Retailing--0.5%

Delhaize America, Inc.
   9.000%, 04/15/31.................    425,000      466,059
                                                 -------------
                                                -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)


                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Food Products--0.6%
                                                                         115,938
Del Monte Corp.
   6.750%, 02/15/15.................$   125,000 $

Dole Food Co., Inc.
   8.875%, 03/15/11 (a).............    279,000      261,563

Nutro Products, Inc. (144A)
   9.230%, 10/15/13 (c).............     65,000       66,219

   10.750%, 04/15/14................    130,000      133,738
                                                 -------------
                                                -
                                                                         577,458
                                                 -------------
                                                -


Foreign Government--0.2%

Federative Republic of Brazil
   8.000%, 01/15/18.................    190,000      200,450
                                                 -------------
                                                -


Health Care Providers &
   Services--4.7%

DaVita, Inc.
   7.250%, 03/15/15 (a).............    640,000      614,400

HCA, Inc.
   6.500%, 02/15/16.................    675,000      624,123

   7.500%, 11/15/95.................     20,000       16,574

IASIS Healthcare, LLC
   8.750%, 06/15/14.................    550,000      539,000

Tenet Healthcare Corp.
   6.875%, 11/15/31.................  1,650,000    1,320,000

   7.375%, 02/01/13 (a).............    275,000      250,938

   9.875%, 07/01/14 (a).............     35,000       35,000

Triad Hospitals, Inc.
   7.000%, 11/15/13.................    550,000      534,875

Vanguard Health Holdings Co. II, LLC
   9.000%, 10/01/14.................    500,000      498,750
                                                 -------------
                                                -
                                                                       4,433,660
                                                 -------------
                                                -


Hotels, Restaurants & Leisure--5.6%

Aztar Corp.
   7.875%, 06/15/14.................    250,000      264,375

Boyd Gaming Corp.
   6.750%, 04/15/14 (a).............    725,000      687,844

Caesars Entertainment, Inc.
   7.875%, 03/15/10.................    300,000      311,250

Carrols Corp.
   9.000%, 01/15/13.................    550,000      551,375

Gaylord Entertainment Co.
   6.750%, 11/15/14.................    600,000      562,500

Inn of the Mountain Gods Resort &
   Casino
   12.000%, 11/15/10................    270,000      286,875

Isle of Capri Casinos, Inc.
   7.000%, 03/01/14.................    550,000      519,063

Las Vegas Sands Corp.
   6.375%, 02/15/15.................    550,000      510,125

Mohegan Tribal Gaming Authority
   7.125%, 08/15/14.................    175,000      169,313

Penn National Gaming, Inc.
   6.750%, 03/01/15.................    475,000      442,938

River Rock Entertainment Authority
   9.750%, 11/01/11.................     45,000       47,363

                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Hotels, Restaurants &
   Leisure--(Continued)
                                                                         162,750
Station Casinos, Inc.
   6.500%, 02/01/14.................$   175,000 $

Wynn Las Vegas, LLC
   6.625%, 12/01/14.................    800,000      754,000
                                                 -------------
                                                -
                                                                       5,269,771
                                                 -------------
                                                -


Household Durables--3.8%

                             Beazer Homes USA, Inc.
   6.875%, 07/15/15.................     35,000       31,850

Beazer Homes USA, Inc. (144A)
   8.125%, 06/15/16 (a).............    335,000      322,019

Hovnanian Enterprises, Inc.
   6.375%, 12/15/14.................  1,150,000    1,017,750

Jacuzzi Brands, Inc.
   9.625%, 07/01/10.................    155,000      163,719

KB Home
   6.375%, 08/15/11 (a).............    425,000      404,801

   8.625%, 12/15/08 (a).............    125,000      129,532

   9.500%, 02/15/11 (a).............    325,000      339,625

Sealy Mattress Co.
   8.250%, 06/15/14 (a).............    475,000      475,000

Simmons Bedding Co.

   0/10.000%, 12/15/14 (b)..........    175,000      116,375

   7.875%, 01/15/14.................    225,000      210,375

William Lyon Homes, Inc.
   10.750%, 04/01/13................    350,000      336,000
                                                 -------------
                                                -
                                                                       3,547,046
                                                 -------------
                                                -


Household Products--0.9%

                            American Greetings Corp.
   7.375%, 06/01/16.................     40,000       40,200

Church & Dwight Co., Inc.
   6.000%, 12/15/12 (a).............    125,000      115,625

Spectrum Brands, Inc.
   7.375%, 02/01/15.................    832,000      676,000
                                                 -------------
                                                -
                                                                         831,825
                                                 -------------
                                                -


Independent Power Producers & Energy
   Traders--1.4%

                                NRG Energy, Inc.
   7.250%, 02/01/14 (a).............    200,000      195,000

   7.375%, 02/01/16.................    970,000      945,750

Reliant Energy, Inc.
   9.250%, 07/15/10.................    150,000      150,000
                                                 -------------
                                                -
                                                                       1,290,750
                                                 -------------
                                                -


Insurance--0.4%

Crum & Forster Holdings Corp.
   10.375%, 06/15/13 (a)............    410,000      417,175
                                                 -------------
                                                -


Internet & Catalog Retail--0.3%

FTD, Inc.
   7.750%, 02/15/14.................    300,000      295,500
                                                 -------------
                                                -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)


                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Leisure Equipment & Products--1.2%
                                                                         522,500
Herbst Gaming, Inc.
   7.000%, 11/15/14.................$   550,000 $

Pinnacle Entertainment, Inc.
   8.750%, 10/01/13.................    550,000      573,375
                                                 -------------
                                                -
                                                                       1,095,875
                                                 -------------
                                                -


Machinery--1.5%

BGF Industries, Inc.
   10.250%, 01/15/09................    275,000      257,125

Case New Holland, Inc.
   9.250%, 08/01/11.................    375,000      394,688

Hexcel Corp.
   6.750%, 02/01/15.................    350,000      327,250

Terex Corp.
   7.375%, 01/15/14.................    467,000      464,665
                                                 -------------
                                                -
                                                                       1,443,728
                                                 -------------
                                                -


Media--12.1%

Affinion Group, Inc. (144A)
   10.125%, 10/15/13 (a)............    375,000      376,875

AM/FM, Inc.
   8.000%, 11/01/08 (a).............    200,000      207,940

AMC Entertainment, Inc.
   8.625%, 08/15/12.................    195,000      200,363

   9.420%, 08/15/10 (c).............    225,000      231,750

   11.000%, 02/01/16................    240,000      256,800

CCH I Holdings, LLC
   9.920%, 04/01/14.................    247,000      148,200

   11.000%, 10/01/15................    197,000      172,375

CCH II Holdings, LLC
   10.250%, 09/15/10................    220,000      220,550

CCO Holdings, LLC
   9.454%, 12/15/10 (c).............    300,000      306,000

Charter Communications Holdings, LLC
   8.625%, 04/01/09.................    150,000      115,500

   9.625%, 11/15/09.................    170,000      130,900

   10.750%, 10/01/09................     80,000       63,200

Charter Communications Operating,
   LLC (144A)
   8.375%, 04/30/14.................    550,000      550,688

CMP Susquehanna Corp. (144A)
   9.875%, 05/15/14.................     95,000       88,350

CSC Holdings, Inc.
   7.625%, 04/01/11.................  1,010,000    1,010,000

   7.625%, 07/15/18 (a).............    100,000       99,000

Dex Media, Inc.
   8.000%, 11/15/13.................    625,000      628,125

EchoStar DBS Corp.
   6.625%, 10/01/14.................  1,175,000    1,104,500

EchoStar DBS Corp. (144A)
   7.125%, 02/01/16.................     90,000       86,625

Houghton Mifflin Co.
   7.200%, 03/15/11.................  1,125,000    1,130,625

   8.250%, 02/01/11.................    175,000      177,188

Lamar Media Corp.
   6.625%, 08/15/15.................    210,000      194,250

                                                                            Face
Security Description                  Amount        Value*
---------------------------------------------------------------



Media--(Continued)
                                                                         250,938
LIN Television Corp.
   6.500%, 05/15/13................$   275,000  $

Lodgenet Entertainment Corp.
   9.500%, 06/15/13................    475,000       505,875

NTL Cable, Plc.
   8.750%, 04/15/14 (EUR)..........    175,000       227,817

Primedia, Inc.
   8.875%, 05/15/11 (a)............    550,000       528,000

R.H. Donnelley Corp. (144A)
   6.875%, 01/15/13................    500,000       460,000

   8.875%, 01/15/16................    750,000       756,563

Radio One, Inc.
   6.375%, 02/15/13................    150,000       137,250

Sinclair Broadcast Group, Inc.
   8.000%, 03/15/12................    535,000       543,025

XM Satellite Radio, Inc. (144A)
   9.649%, 05/01/13 (c)............    125,000       114,688

   9.750%, 05/01/14 (a)............    310,000       283,650
                                                 -------------
                                                -
                                                  11,307,610
                                                 -------------
                                                -


Metals & Mining--2.3%

International Coal Group, Inc.
   (144A)
   10.250%, 07/15/14...............    250,000       249,688

Metals USA, Inc. (144A)
   11.125%, 12/01/15...............    410,000       448,950

Mueller Group, Inc.
   0/14.750%, 04/15/14 (b).........    460,000       386,400

RathGibson, Inc. (144A)
   11.250%, 02/15/14...............    300,000       309,000

Steel Dynamics, Inc.
   9.500%, 03/15/09 (a)............    175,000       180,250

United States Steel Corp.
   10.750%, 08/01/08...............    504,000       541,800
                                                 -------------
                                                -
                                                                       2,116,088
                                                 -------------
                                                -


Multi-Utilities--1.5%

Calpine Generating Co., LLC
   9.096%, 04/01/09 (c) (d)........    375,000       383,906

Dynegy Holdings, Inc.
   7.125%, 05/15/18................    400,000       350,000

Dynegy Holdings, Inc. (144A)
   8.375%, 05/01/16................    500,000       492,500

The AES Corp.
   8.875%, 02/15/11................     50,000        52,500

The AES Corp. (144A)
   9.000%, 05/15/15................    110,000       118,250
                                                 -------------
                                                -
                                                                       1,397,156
                                                 -------------
                                                -


Office Electronics--0.8%

IKON Office Solutions, Inc.
   7.750%, 09/15/15 (a)............    200,000       198,000

Xerox Corp.
   6.400%, 03/15/16................    550,000       519,063
                                                 -------------
                                                -
                                                                         717,063
                                                 -------------
                                                -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)


                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--5.1%
                                                                         345,100
Belden & Blake Corp.
   8.750%, 07/15/12.................$   340,000 $

Chesapeake Energy Corp.
   6.250%, 01/15/18.................  1,150,000    1,049,375

   6.500%, 08/15/17.................    300,000      273,750

Dresser-Rand Group, Inc.
   7.375%, 11/01/14 (c).............    198,000      189,090

El Paso CGP Co.
   6.700%, 02/15/27.................        930          929

El Paso Corp. (144A)
   6.700%, 02/15/27.................     62,000       62,049

El Paso Production Holding Co.
   7.750%, 06/01/13.................    650,000      654,875

Exco Resources, Inc.
   7.250%, 01/15/11.................    340,000      326,400

Forest Oil Corp.
   8.000%, 12/15/11.................    150,000      153,375

Mariner Energy, Inc. (144A)
   7.500%, 04/15/13.................    210,000      202,125

Newfield Exploration Co.
   6.625%, 09/01/14.................    225,000      214,313

PetroHawk Energy Corp. (144A)
   9.125%, 07/15/13.................    230,000      228,850

Pogo Producing Co.
   8.250%, 04/15/11.................    325,000      334,750

Pogo Producing Co. (144A)
   7.875%, 05/01/13.................     90,000       90,225

Pride International, Inc.
   7.375%, 07/15/14.................    125,000      125,625

Whiting Peteroleum Corp.
   7.250%, 05/01/12.................    575,000      552,000
                                                 -------------
                                                -
                                                                       4,802,831
                                                 -------------
                                                -


Paper & Forest Products--1.6%

Appleton Papers, Inc.
   9.750%, 06/15/14.................    540,000      545,400

Boise Cascade, LLC
   7.125%, 10/15/14.................    550,000      486,750

   7.943%, 10/15/12 (c).............     50,000       49,750

Glatfelter (144A)
   7.125%, 05/01/16.................    115,000      113,519

Neenah Paper, Inc.
   7.375%, 11/15/14.................     50,000       46,000

NewPage Corp.
   11.399%, 05/01/12 (c)............     95,000      103,550

   12.000%, 05/01/13 (a)............    140,000      144,900
                                                 -------------
                                                -
                                                                       1,489,869
                                                 -------------
                                                -


Pharmaceuticals--1.2%

Leiner Health Products, Inc.
   11.000%, 06/01/12................    385,000      364,306

Valeant Pharmaceuticals
   International
   7.000%, 12/15/11.................    575,000      546,250

Warner Chilcott Corp.
   9.250%, 02/01/15.................    175,000      180,250
                                                 -------------
                                                -
                                                                       1,090,806
                                                 -------------
                                                -

                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Real Estate--1.1%
                                                                         212,000
Felcor Lodging, L.P. (REIT)
   8.500%, 06/01/11.................$   200,000 $

Forest City Enterprises, Inc.
   7.625%, 06/01/15.................     15,000       15,113

Host Marriott, L.P. (REIT)
   6.375%, 03/15/15.................    300,000      282,000

   7.000%, 08/15/12.................    100,000       99,125

   7.125%, 11/01/13.................    100,000       99,625

Host Marriott, L.P. (REIT) (144A)
   6.750%, 06/01/16.................     75,000       71,531

Kimball Hill, Inc.
   10.500%, 12/15/12................    190,000      175,750

Ventas Realty, L.P. (REIT)
   6.500%, 06/01/16.................     80,000       76,700
                                                 -------------
                                                -
                                                                       1,031,844
                                                 -------------
                                                -


Semiconductors & Semiconductor Equipment--1.1%

Amkor Technologies, Inc.
   2.500%, 05/15/11.................    455,000      419,169

   9.250%, 06/01/16.................    240,000      227,400

Freescale Semiconductor, Inc.
   7.818%, 07/15/09 (c).............    375,000      382,500
                                                 -------------
                                                -
                                                                       1,029,069
                                                 -------------
                                                -


Software--0.2%

UGS Corp.
   10.000%, 06/01/12................    200,000      215,000
                                                 -------------
                                                -


Specialty Retail--1.7%

                            Autonation, Inc. (144A)
   7.000%, 04/15/14.................    125,000      123,125

   7.045%, 04/15/13 (c).............    100,000       99,500

Blockbuster, Inc.
   9.000%, 09/01/12 (a).............     80,000       74,600

Blockbuster, Inc. (144A)
   9.000%, 09/01/12.................    140,000      130,550

Brookstone Co., Inc. (144A)
   12.000%, 10/15/12................     95,000       83,600

Harry & David Holdings, Inc.
   9.000%, 03/01/13.................    375,000      339,375

Neiman-Marcus Group, Inc. (144A)
   9.000%, 10/15/15.................     25,000       26,125

   10.375%, 10/15/15 (a)............    405,000      430,313

Suburban Propane Partners, L.P.
   6.875%, 12/15/13 (a).............    265,000      247,775
                                                 -------------
                                                -
                                                                       1,554,963
                                                 -------------
                                                -


Textiles, Apparel & Luxury
   Goods--1.0%

                               Levi Strauss & Co.
   9.750%, 01/15/15.................    825,000      825,000

Playtex Products, Inc.
   8.000%, 03/01/11.................    140,000      144,900
                                                 -------------
                                                -
                                                                         969,900
                                                 -------------
                                                -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)


                                                                            Face
Security Description                   Amount       Value*
---------------------------------------------------------------



Wireless Telecommunication Services--1.9%
                                                                         736,750
Centennial Communications Corp.
   10.125%, 06/15/13................$   700,000 $

Dobson Cellular Systems
   8.375%, 11/01/11.................    275,000      282,563

Rural Cellular Corp.
   8.250%, 03/15/12.................    700,000      718,375
                                                 -------------
                                                -
                                                                       1,737,688
                                                 -------------
                                                -


Yankee--9.7%

Abitibi-Consolidated, Inc.
   7.750%, 06/15/11 (a).............    650,000      596,375

AES China Generating Co., Ltd.
   8.250%, 06/26/10.................    500,000      495,021

Angiotech Pharmaceuticals, Inc.
   (144A)
   7.750%, 04/01/14.................     35,000       33,425

Basell AF SCA (144A)
   8.375%, 08/15/15 (a).............    295,000      283,569

Catalyst Paper Corp.
   7.375%, 03/01/14.................     75,000       67,125

   8.625%, 06/15/11 (a).............    450,000      438,750

CHC Helicopter Corp.
   7.375%, 05/01/14.................    200,000      192,000

Compagnie Generale de Geophysique
   S.A.
   7.500%, 05/15/15.................     25,000       24,438

Compagnie Generale de Geophysique
   S.A. (144A)
   7.500%, 05/15/15.................     60,000       58,650

Crown Cork & Seal Finance, Plc.
   7.000%, 12/15/06.................     75,000       75,094

Grupo Transportacion Ferroviaria
   Mexicana S.A. de C.V. 9.375%,
   05/01/12.........................    385,000      410,025

   10.250%, 06/15/07................     80,000       82,400

   12.500%, 06/15/12................     20,000       22,050

Inmarsat Finance, Plc.
   Zero Coupon, 11/15/12 (b)........    100,000       85,125

Intelsat Bermuda, Ltd. (144A)
   9.250%, 06/15/16.................    395,000      407,838

   11.250%, 06/15/16................    705,000      722,625

Intelsat Subsidiary Holding Co.,
   Ltd.
   8.500%, 01/15/13.................    675,000      669,938

IPSCO, Inc.
   8.750%, 06/01/13.................    300,000      321,750

Kabel Deutschland GmbH (144A)
   10.625%, 07/01/14................    155,000      163,525

Kerzner International, Ltd.
   6.750%, 10/01/15.................    450,000      469,688

MagnaChip Semiconductor S.A.
   8.000%, 12/15/14 (a).............    450,000      373,500

Montell Finance Co., BV
   8.100%, 03/15/27.................    155,000      140,275

Nordic Telephone Co., Holdings ApS
   (144A)
   8.875%, 05/01/16.................    270,000      277,425

Rhodia S.A.
   7.625%, 06/01/10.................    950,000      940,500

   10.250%, 06/01/10................    137,000      146,248

                                                                            Face
Security Description                  Amount        Value*
---------------------------------------------------------------



Yankee--(Continued)
                                                                          71,438
Rogers Cable, Inc.
   6.750%, 03/15/15................$    75,000  $

Rogers Wireless, Inc.
   7.250%, 12/15/12................    475,000       478,563

   8.000%, 12/15/12................    620,000       633,950

Shaw Communications, Inc.
   7.250%, 04/06/11................    375,000       374,063
                                                 -------------
                                                -
                                                                       9,055,373
                                                 -------------
                                                -

Total Fixed Income
   (Identified Cost $93,183,678)...               91,595,068
                                                 -------------
                                                -

Common Stock--0.7%

Security Description                  Shares        Value*
---------------------------------------------------------------


Diversified Financial Services--0.0%

Classic Holding Co., LLC (e).......      1,057        34,549
                                                 -------------
                                                -


Multi-Utilities--0.6%

NorthWestern Corp. (a).............     17,382       597,072
                                                 -------------
                                                -


Wireless Telecommunication
   Services--0.1%

iPCS, Inc. (e).....................        957        46,223
                                                 -------------
                                                -

Total Common Stock
   (Identified Cost $782,438)......                  677,844
                                                 -------------
                                                -

Term Loans--0.6%
                                                                            Face
Security Description                  Amount        Value*
---------------------------------------------------------------


Hotels, Restaurants & Leisure--0.6%

Denny's Corp. (144A)
   10.438%, 09/21/10 (c)...........$    83,333        84,792

   10.204%, 09/21/10 (c)...........     83,333        84,792

   10.330%, 09/21/10 (c)...........     83,333        84,792

   10.065%, 09/21/10 (c)...........     83,333        83,854

   10.750%, 09/21/10 (c)...........     83,333        83,854

   9.845%, 09/21/10 (c)............     83,333        83,854
                                                 -------------
                                                -

Total Term Loans
   (Identified Cost $499,998)......                  505,938
                                                 -------------
                                                -

Preferred Stock--0.1%

Security Description                  Shares        Value*
---------------------------------------------------------------


Auto Components--0.0%

HLI Operating Co., Inc.............         40         1,400
                                                 -------------
                                                -


Oil, Gas & Consumable Fuels--0.1%

Chesapeake Energy Corp.............        395       101,918
                                                 -------------
                                                -

Total Preferred Stock
   (Identified Cost $100,631)......                  103,318
                                                 -------------
                                                -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Warrants--0.0%


Security Description                   Shares       Value*
---------------------------------------------------------------



Electronic Equipment & Instruments
   - 0.0%
                                                                               0
Viasystems Group, Inc. (e) (f)......     9,411  $
                                                 -------------
                                                -

Total Warrants
   (Identified Cost $142,521).......                       0
                                                 -------------
                                                -

Total Investments--99.2%
   (Identified Cost $94,709,266) (g)              92,882,168

Other assets less liabilities.......                 744,286
                                                 -------------
                                                -
                                                                      93,626,454
Total Net Assets--100%...............            $
                                                 =============
                                                =

(a) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $18,784,290 and the collateral received consisted of cash in the amount of $18,913,860.
(b) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(c)      Variable or Floating Rate Security. Rate disclosed is as of June 30,
         2006. (d) Non-Income Producing; Defaulted Bond. (e) Non-Income
         Producing.
(f)      Zero Valued Security.
(g) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $94,709,266 and the composition of unrealized appreciation and depreciation of investment securities was $1,581,904 and $(3,409,002), respectively.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June
         30, 2006, the market value of 144A securities was $15,162,362, which is 16% of total net assets.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(EUR)--   Euro

                                     *See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                               92,882,168
   Investments at value...........                                                                         $

   Cash...........................                                                                              1,187,143

   Foreign cash at value..........                                                                                 12,219

   Collateral for securities loaned                                                                            18,913,860

   Receivable for:

      Securities sold.............                                                                                171,697

      Fund shares sold............                                                                                     10

      Accrued interest and dividends                                                                            1,933,946
                                                                                                            ----------------
                                                                                                           -

         Total Assets.............                                                                            115,101,043

Liabilities

   Payable for:

      Fund shares redeemed........                                                          $     126,612

      Securities purchased........                                                              2,319,083

      Withholding taxes...........                                                                     74

      Return of collateral for securities loaned                                               18,913,860

   Accrued expenses:

      Management fees.............                                                                 39,009

      Other expenses..............                                                                 75,951
                                                                                             --------------
                                                                                            -

         Total Liabilities........                                                                             21,474,589
                                                                                                            ----------------
                                                                                                           -
                                                                                                               93,626,454
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                               91,023,519
      Capital paid in.............                                                                         $

      Undistributed net investment income                                                                       3,926,965

      Accumulated net realized gains                                                                              502,510

      Unrealized depreciation on investments and foreign currency                                              (1,826,540)
                                                                                                            ----------------
                                                                                                           -
                                                                                                               93,626,454
Net Assets........................                                                                         $
                                                                                                            ================
                                                                                                           =
Computation of offering price:
                                                                                                                     9.51
Net asset value and redemption price per share ($93,626,454 divided by 9,850,164 shares
   outstanding)...................                                                                         $
                                                                                                            ================
                                                                                                           =
                                                                                                               94,709,266
Identified cost of investments....                                                                         $
                                                                                                            ================
                                                                                                           =
                                                                                                                   11,707
Identified cost of foreign cash...                                                                         $
                                                                                                            ================
                                                                                                           =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                       14,507(a)
   Dividends........................                                                             $

   Interest.........................                                                                4,263,375(b)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    4,277,882

Expenses

   Management fees..................                                     $    253,127

   Administration fees..............                                           23,194

   Directors' fees and expenses.....                                           12,919

   Custodian........................                                           18,707

   Audit and tax services...........                                           16,410

   Legal............................                                           14,344

   Printing.........................                                            6,260

   Insurance........................                                            5,747

   Miscellaneous....................                                              209
                                                                          -----------------------
                                                                         -

   Total expenses...................                                                                  350,917
                                                                                                  --------------------------
                                                                                                 -

Net Investment Income...............                                                                3,926,965
                                                                                                  --------------------------
                                                                                                 -

Realized and Unrealized Gain (Loss)
Realized gain on:

   Investments--net..................                                          535,599

   Foreign currency transactions--net                                                1                 535,600
                                                                          -----------------------
                                                                         -

Unrealized appreciation (depreciation) on:

   Investments--net..................                                       (2,321,635)

   Foreign currency transactions--net                                               46              (2,321,589)
                                                                          -----------------------
                                                                         -                       ---------------------------

Net loss............................                                                               (1,785,989)
                                                                                                  --------------------------
                                                                                                 -
                                                                                                    2,140,976
Net Increase in Net Assets From Operations                                                       $
                                                                                                  ==========================
                                                                                                 =

(a) Net of foreign taxes of $74. (b) Includes income on securities loaned of $35,141.

                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Statement of Changes in Net Assets (Unaudited)


                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                           ---------------       2005
                                                                                          -               ------------------

From Operations
                                                                                                                7,665,048
   Net investment income..................................................................$    3,926,965  $

   Net realized gain......................................................................       535,600        1,080,762

   Unrealized depreciation................................................................    (2,321,589)      (7,118,662)
                                                                                           ---------------
                                                                                          -               ------------------

   Increase in net assets from operations.................................................     2,140,976        1,627,148
                                                                                           ---------------
                                                                                          -               ------------------

   From Distributions to Shareholders

      Net investment income...............................................................    (7,747,265)          (5,879)

      Net realized gain...................................................................      (617,782)               0
                                                                                           ---------------
                                                                                          -               ------------------

   Total distributions....................................................................    (8,365,047)          (5,879)
                                                                                           ---------------
                                                                                          -               ------------------

   Increase (decrease) in net assets from capital share transactions......................   (17,366,149)       9,056,446
                                                                                           ---------------
                                                                                          -               ------------------

   Total increase (decrease) in net assets................................................   (23,590,220)      10,677,715


Net Assets

   Beginning of the period................................................................   117,216,674      106,538,959
                                                                                           ---------------
                                                                                          -               ------------------
                                                                                                              117,216,674
   End of the period......................................................................$   93,626,454  $
                                                                                           ===============
                                                                                          =               ==================

Undistributed Net Investment Income
                                                                                                                7,747,265
   End of the period......................................................................$    3,926,965  $
                                                                                           ===============
                                                                                          =               ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                            Six months ended
                                                                              June 30, 2006                 Year ended
                                                                       ----------------------------      December 31, 2005
                                                                      -                            -----------------------------
                                                                          Shares                      Shares
                                                                       -------------       $        ------------       $
                                                                      -             ----------------            ----------------

Class A
                                                                                        9,540,608                  23,441,319
   Sales..............................................................    949,125   $                2,368,775  $

   Reinvestments......................................................    869,549       8,365,047          595          5,879

   Redemptions........................................................ (3,638,492)    (35,271,804)  (1,450,935)   (14,390,752)
                                                                       -------------
                                                                      -             ---------------
                                                                                      (17,366,149)                  9,056,446
   Net increase (decrease)............................................ (1,819,818)  $                  918,435  $
                                                                       =============
                                                                      =             ===============

                                      See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Financial Highlights (Unaudited)



                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                      ---------------                   Year ended December 31,
                                                     -               -------------------------------------------------------------
                                                                         2005                      2003                   2001
                                                                      -----------     2004       ----------    2002     ----------
                                                                     -           ----------------          -------------
                                                                           9.91                       8.11                   8.77
Net Asset Value, Beginning of Period.................$      10.04    $           $     9.76     $          $     9.04  $
                                                      ---------------                                       -----------
                                                     -               ------------                          -           -----------

Income From Investment Operations

   Net investment income.............................        0.40          0.67        0.70           0.77       0.78        0.80

   Net realized and unrealized gain (loss) on
      investments....................................       (0.21)        (0.54)       0.16           1.59      (0.40)       0.04
                                                      ---------------                                       -----------
                                                     -               ------------                          -           -----------

   Total from investment operations..................        0.19          0.13        0.86           2.36       0.38        0.84
                                                      ---------------                                       -----------
                                                     -               ------------                          -           -----------

Less Distributions

   Distributions from net investment income..........       (0.67)         0.00       (0.70)         (0.71)     (1.31)      (0.57)

   Distributions from net realized capital gains.....       (0.05)         0.00       (0.01)          0.00       0.00        0.00
                                                      ---------------                                       -----------
                                                     -               ------------                          -           -----------

   Total distributions...............................       (0.72)         0.00       (0.71)         (0.71)     (1.31)      (0.57)
                                                      ---------------                                       -----------
                                                     -               ------------                          -           -----------
                                                                          10.04                       9.76                   9.04
Net Asset Value, End of Period.......................$       9.51    $           $     9.91     $          $     8.11  $
                                                      ===============                                       ===========
                                                     =               ============                          =           ===========

Total Return (%).....................................         1.8 (a)       1.3         8.8 (d)       29.2        4.6         9.6

Ratio of operating expenses to average net assets
   before expense reductions (%).....................        0.63 (b)      0.61        0.63           0.65       0.71        0.73

Ratio of operating expenses to average net assets
   after expense reductions (%) (c)..................        0.63 (b)      0.61        0.60           0.65       0.71        0.73

Ratio of net investment income to average net assets
   (%)...............................................        7.07 (b)      6.79        7.08           8.28       8.81        8.79

Portfolio turnover rate (%)..........................         101 (b)       103          79             80        100         110
                                                                        117,217                     95,852                 50,016
Net assets, end of period (000)......................$     93,626    $           $  106,539     $          $   60,818  $

(a)  Periods less than one year are not computed on an annualized basis.
(b) Computed on an annualized basis.
(c) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses. (d) The adviser fully reimbursed the Fund for losses incurred resulting from violations of the Fund's investment restrictions. Without this reimbursement, the Fund's total return would have been 8.6%.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--127.1% of Total Net Assets



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Aerospace & Defense--0.3%
                                                                         360,938
DRS Technologies, Inc.
   6.875%, 11/01/13..............$    375,000  $

   7.625%, 02/01/18..............      55,000         54,725

L-3 Communications Holdings, Inc.
   6.375%, 10/15/15..............     250,000        238,750

   7.625%, 06/15/12..............     400,000        406,000

Moog, Inc.
   6.250%, 01/15/15..............     225,000        211,500

Sequa Corp.
   9.000%, 08/01/09..............     390,000        411,450
                                                --------------
                                               -
                                                                       1,683,363
                                                --------------
                                               -


Airlines--0.0%

Continental Airlines, Inc.
   6.541%, 09/15/08..............      32,716         30,999
                                                --------------
                                               -


Asset Backed--16.1%

                              ACE Securities Corp.
   5.453%, 02/25/31 (a)..........   5,633,575      5,633,459

Airplane Pass Through Trust
   10.875%, 03/15/19 (b) (c).....     246,925              0

Ameriquest Mortgage Securities,
   Inc.
   6.523%, 11/25/34 (a)..........     590,000        602,420

Argent Securities, Inc.
   5.383%, 05/25/36 (a)..........   5,018,931      5,018,834

Asset Backed Securities Corp.
   7.099%, 04/15/33 (a)..........     473,066        474,568

Bear Stearns Asset Backed
   Securities, Inc.
   5.693%, 01/25/34 (a)..........     164,724        165,188

Countrywide Asset Backed
   Certificates
   6.573%, 06/25/34 (a)..........     850,000        863,746

Countrywide Home Equity Loan
   Trust
   5.351%, 07/15/36 (a)..........   5,800,000      5,799,246

First Franklin Mortgage Loan
   Asset Backed Cettificates
   5.723%, 12/25/32 (a)..........     796,055        797,990

GMAC Mortgage Corp. Loan Trust
   5.533%, 11/25/36 (a)..........  11,400,000     11,399,736

Green Tree Financial Corp.
   7.070%, 01/15/29..............     619,482        627,525

GSAMP Trust
   5.240%, 05/25/36 (a)..........   5,800,000      5,798,666

GSAMP Trust (144A)
   5.433%, 05/25/46 (a)..........   6,286,670      6,284,092

GSRPM Mortgage Loan Trust (144A)
   5.623%, 03/25/35 (a)..........   4,661,413      4,659,875

Indymac Seconds Asset Backed
   Trust
   5.453%, 06/25/36 (a)..........   5,544,938      5,544,829

Long Beach Mortgage Loan Trust
   5.799%, 01/21/31 (a)..........      81,352         81,363

Merrill Lynch Mortgage
   Investors, Inc. (144A)
   5.000%, 09/25/35..............     117,826        117,152

Mid-State Trust
   7.340%, 07/01/35..............     667,851        694,364

Morgan Stanley IXIS Real Estate
   Capital Trust
   5.380%, 07/25/36 (a)..........   5,800,000      5,799,652

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Asset Backed--(Continued)
                                                                       5,207,764
Morgan Stanley Mortgage Loan
   Trust
   5.473%, 03/25/36 (a)..........$  5,206,262  $

Novastar Finance, Inc.
   6.298%, 06/25/34 (a)..........     580,000        584,748

RAAC Series (144A)
   5.573%, 08/25/35 (a)..........   5,515,131      5,514,249

Residential Asset Mortgage
   Products, Inc.
   5.793%, 05/25/34 (a)..........   1,100,000      1,109,457

Residential Asset Securities
   Corp.
   6.423%, 04/25/32 (a)..........      78,746         78,781

SACO I, Inc.
   5.453%, 06/25/36 (a)..........   5,497,566      5,478,929

Sail Net Interest Margin Notes
   (144A)
   5.000%, 12/27/34..............     101,979        101,770

   5.500%, 03/27/34..............      36,646         25,974

   7.750%, 04/27/33..............         783            720

SLM Student Loan Trust
   5.087%, 04/25/18 (a)..........   5,300,000      5,299,894

   5.429%, 07/25/17 (a)..........   5,800,000      5,799,478

Structured Asset Securities
   Corp. (144A)
   5.433%, 02/25/36 (a)..........   5,800,000      5,799,304

Varick Structured Asset Fund,
   Ltd. (144A)
   6.529%, 11/01/35 (a) (b)......   1,104,898              0
                                                --------------
                                               -
                                                  95,363,773
                                                --------------
                                               -


Auto Components--0.0%

BREED Technologies, Inc.
   9.250%, 04/15/08 (b) (c)......     250,000              0

Key Plastics Holdings, Inc.
   10.250%, 03/15/07.............     250,000            250

Tenneco Automotive, Inc.
   10.250%, 07/15/13.............     100,000        109,625
                                                --------------
                                               -
                                                                         109,875
                                                --------------
                                               -


Automobiles--0.7%

DaimlerChrysler North America
   Holdings Corp.
   4.050%, 06/04/08..............   2,053,000      1,984,957

Ford Motor Co.
   6.625%, 10/01/28..............     135,000         93,150

   7.450%, 07/16/31 (d)..........   2,045,000      1,477,513

   8.900%, 01/15/32..............     105,000         83,738

General Motors Corp.
   8.250%, 07/15/23 (d)..........     685,000        539,438

   8.375%, 07/15/33 (d)..........      35,000         28,175
                                                --------------
                                               -
                                                                       4,206,971
                                                --------------
                                               -


Beverages--0.1%

Constellation Brands, Inc.
   8.125%, 01/15/12..............     275,000        282,563
                                                --------------
                                               -


Building Products--0.2%

Associated Materials, Inc.
   0/11.250%, 03/01/14 (e).......     450,000        271,125

Collins & Aikman Floorcovering
   Corp.
   10.000%, 01/15/07.............     250,000        251,650

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Building Products--(Continued)
                                                                         182,250
Norcraft Holdings, L.P.
   0/9.750%, 09/01/12 (e)........$    225,000  $

Nortek, Inc.
   8.500%, 09/01/14..............     150,000        145,125

Texas Industries, Inc.
   7.250%, 07/15/13..............     150,000        148,500
                                                --------------
                                               -
                                                                         998,650
                                                --------------
                                               -


Capital Markets--1.8%

Credit Suisse USA, Inc.
   4.875%, 08/15/10..............     550,000        533,088

Goldman Sachs Group, L.P.
   4.500%, 06/15/10..............   1,110,000      1,061,237

JPMorgan Chase & Co.
   5.125%, 09/15/14..............   4,170,000      3,938,774

   6.625%, 03/15/12..............      70,000         72,478

Lehman Brothers Holdings, Inc.
   4.500%, 07/26/10..............   3,050,000      2,913,653

Morgan Stanley
   3.625%, 04/01/08..............   2,200,000      2,129,107
                                                --------------
                                               -
                                                  10,648,337
                                                --------------
                                               -


Chemicals--0.3%

Borden Chemicals & Plastics, L.P.
   9.500%, 05/01/49 (c)..........     140,000          2,450

Equistar Chemicals, L.P.
   10.625%, 05/01/11.............     225,000        241,594

Huntsman International, LLC
   9.875%, 03/01/09..............     375,000        390,000

   10.125%, 07/01/09 (d).........      44,000         44,660

Lyondell Chemical Co.
   9.500%, 12/15/08..............      59,000         60,623

   11.125%, 07/15/12.............     175,000        189,875

Methanex Corp.
   8.750%, 08/15/12..............     225,000        241,594

Millennium America, Inc.
   9.250%, 06/15/08..............     200,000        205,000

Westlake Chemicals Corp.
   6.625%, 01/15/16..............     200,000        184,750
                                                --------------
                                               -
                                                                       1,560,546
                                                --------------
                                               -


Commercial Banks--1.7%

                             Bank of America Corp.
   7.400%, 01/15/11..............   2,015,000      2,143,994

Capital One Bank
   5.750%, 09/15/10..............      50,000         49,882

HSBC Finance Corp.
   4.625%, 01/15/08..............   2,700,000      2,661,431

Standard Chartered Bank (144A)
   8.000%, 05/30/31..............      50,000         59,048

Wachovia Corp.
   5.250%, 08/01/14..............   3,110,000      2,966,190

Wells Fargo & Co.
   4.200%, 01/15/10..............   2,500,000      2,389,050
                                                --------------
                                               -
                                                  10,269,595
                                                --------------
                                               -

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Commercial Mortgage-Backed Securities--23.8%
                                                                       6,015,985
American Home Mortgage
   Investment Trust
   5.294%, 06/25/45 (a)..........$  6,131,788  $

Amortizing Residential
   Collateral Trust
   6.523%, 08/25/32 (a)..........     306,136        307,915

Banc of America Funding Corp.
   5.437%, 05/20/36 (a)..........   3,214,023      3,210,379

Banc of America Mortgage
   Securities
   4.832%, 09/25/35 (a)..........   3,344,817      3,252,988

Bank of America Large Loan, Inc.
   (144A)
   6.099%, 11/15/15 (a)..........   1,250,000      1,253,175

Citigroup Mortgage Loan Trust,
   Inc.
   5.701%, 12/25/35 (a)..........   9,196,389      9,153,800

Commerce 2001 J2 (144A)
   5.447%, 07/16/34..............     745,645        738,350

Commercial Mortgage Asset Trust
   7.350%, 01/17/32..............     475,000        514,672

Commercial Mortgage Pass-Through
   Certificate (144A)
   6.199%, 11/15/15 (a)..........     298,977        299,304

Countrywide Alternative Loan
   Trust
   5.523%, 05/25/36 (a)..........   5,191,295      5,188,855

Countrywide Alternative Loan
   Trust (Class 1)
   5.467%, 07/25/36 (a)..........   5,793,527      5,793,122

Credit Suisse Mortgage Capital
   Certificates
   5.609%, 02/15/39 (a)..........   3,000,000      2,927,224

Crusade Global Trust
   5.586%, 09/18/34 (a)..........     985,473        987,309

First Union National Bank
   Commercial Mortgage
   0.776%, 05/17/32 (a) (f)......  11,182,266        276,174

GSMPS Mortgage Loan Trust (144A)
   5.673%, 01/25/35 (a)..........   2,452,014      2,462,525

GSR Mortgage Loan Trust
   4.606%, 10/25/35 (a)..........     470,130        463,232

   5.203%, 01/25/36 (a)..........   5,591,942      5,523,743

Harborview Mortgage Loan Trust
   5.502%, 01/19/36 (a)..........   5,699,066      5,716,137

Impac Secured Assets CMN Owner
   Trust
   5.643%, 03/25/36 (a)..........   5,339,995      5,351,357

Indymac Index Mortgage Loan Trust
   5.286%, 03/25/35 (a)..........   4,874,030      4,855,947

   5.683%, 01/25/35 (a)..........   5,862,059      5,889,218

JPMorgan Chase Commercial
   Mortgage Securities Corp.
   5.814%, 06/12/43..............   4,700,000      4,664,609

Luminent Mortgage Trust
   5.513%, 05/25/46 (a)..........   5,722,585      5,722,184

Mastr Seasoned Securities Trust
   5.901%, 10/25/32 (a)..........   2,133,961      2,151,161

Merit Securities Corp. (144A)
   6.841%, 09/28/32 (a)..........   1,849,779      1,581,778

Merrill Lynch Mortgage Trust
   5.844%, 05/12/39 (a)..........   1,890,000      1,870,536

Morgan Stanley ABS Capital I,
   Inc. (144A)
   6.623%, 05/25/34 (a)..........   2,000,000      1,999,948

Morgan Stanley Mortgage Loan
   Trust
   5.452%, 06/26/36 (a)..........   5,099,418      5,056,633

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Commercial Mortgage-Backed
   Securities--(Continued)
                                                                       5,798,675
Novastar Mortgage-Backed Notes
   5.513%, 06/25/36 (a)..........$  5,799,893  $

Structured Adjustable Rate
   Mortgage Loan Trust
   5.220%, 01/25/35 (a)..........   3,064,995      3,015,450

Structured Asset Mortgage
   Investments II, Inc.
   6.513%, 08/25/35 (a)..........   1,383,852      1,410,664

Thornburg Mortgage Securities
   Trust
   5.553%, 12/25/35 (a)..........   1,465,020      1,463,518

Washington Mutual, Inc.
   5.258%, 12/25/45 (a)..........   6,425,375      6,443,688

   5.593%, 12/25/45 (a)..........   4,890,298      4,903,697

   5.613%, 10/25/45 (a)..........   4,817,751      4,845,862

   5.997%, 08/25/36 (a)..........   5,200,000      5,171,400

Wells Fargo Mortgage Backed
   Securities Trust 4.547%,
   02/25/35 (a)..................   6,952,591      6,742,174

   5.240%, 05/25/36 (a)..........   1,998,852      1,974,886

Zuni Mortgage Loan Trust
   5.407%, 08/25/36 (a)..........   5,800,000      5,800,290
                                                --------------
                                               -
                                                 140,798,564
                                                --------------
                                               -


Commercial Services &
   Supplies--0.6%

Allied Waste North America, Inc.
   6.375%, 04/15/11..............     100,000         96,000

   7.250%, 03/15/15..............     275,000        262,625

   7.875%, 04/15/13..............      75,000         75,000

   8.500%, 12/01/08..............      75,000         77,625

   9.250%, 09/01/12..............     200,000        212,000

Corrections Corp. of America
   6.250%, 03/15/13..............     150,000        141,000

   6.750%, 01/31/14..............     275,000        264,000

Interface, Inc.
   10.375%, 02/01/10.............     150,000        164,063

Iron Mountain, Inc.
   6.625%, 01/01/16..............     600,000        540,000

   8.250%, 07/01/11..............     125,000        125,000

Safety-Kleen Services, Inc.
   9.250%, 06/01/08 (c)..........     250,000            250

Waste Management, Inc.
   6.375%, 11/15/12..............   1,290,000      1,315,986
                                                --------------
                                               -
                                                                       3,273,549
                                                --------------
                                               -


Communications Equipment--0.1%

Lucent Technologies, Inc.
   6.450%, 03/15/29..............     900,000        765,000

PanAmSat Corp.
   9.000%, 08/15/14..............      81,000         82,215
                                                --------------
                                               -
                                                                         847,215
                                                --------------
                                               -


Computers & Peripherals--0.0%

Seagate Technology HDD Holdings
   8.000%, 05/15/09..............     180,000        184,500
                                                --------------
                                               -


Containers & Packaging--0.3%

Berry Plastics Corp.
   10.750%, 07/15/12.............     350,000        378,875

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Containers &
   Packaging--(Continued)
                                                                          99,750
Graphic Packaging International
   Corp.
   8.500%, 08/15/11..............$    100,000  $

   9.500%, 08/15/13 (d)..........     310,000        306,900

Jefferson Smurfit Corp.
   8.250%, 10/01/12..............     206,000        193,125

Owens-Brockway Glass Container,
   Inc.
   7.750%, 05/15/11..............     225,000        226,688

   8.250%, 05/15/13..............      50,000         50,125

Owens-Illinois, Inc.
   7.350%, 05/15/08..............     275,000        277,063

Plastipak Holdings, Inc. (144A)
   8.500%, 12/15/15..............     200,000        200,000

Pliant Corp.
   11.125%, 09/01/09 (c) (d).....      70,000         73,850

Radnor Holdings Corp.
   11.000%, 03/15/10 (d).........     175,000         68,250

Stone Container Corp.
   9.750%, 02/01/11..............      75,000         77,063
                                                --------------
                                               -
                                                                       1,951,689
                                                --------------
                                               -


Diversified Financial
   Services--5.0%

Alamosa Delaware, Inc.
   0/12.000%, 07/31/09 (e).......     118,000        125,375

   11.000%, 07/31/10.............     153,000        167,535

BCP Crystal U.S. Holdings Corp.
   9.625%, 06/15/14..............     243,000        263,655

Chukchansi Economic Development
   Authority
   8.000%, 11/15/13..............     100,000        100,625

CIT Group, Inc.
   7.750%, 04/02/12..............      75,000         81,302

Citigroup, Inc.
   4.125%, 02/22/10..............   2,790,000      2,652,556

Devon Financing Corp.
   6.875%, 09/30/11..............      50,000         51,985

Ford Motor Credit Co.
   7.375%, 10/28/09..............   4,300,000      3,975,513

   7.875%, 06/15/10..............   1,975,000      1,821,922

Ford Motor Credit Co. (144A)
   10.487%, 06/15/11 (a) (d).....     904,825        907,929

General Electric Capital Corp.
   4.125%, 09/01/09..............   2,770,000      2,653,233

General Motors Acceptance Corp.
   4.375%, 12/10/07..............     680,000        652,261

   5.625%, 05/15/09..............   3,700,000      3,519,292

   5.850%, 01/14/09..............     370,000        354,683

   6.125%, 08/28/07 (d)..........   5,450,000      5,393,004

   6.750%, 12/01/14 (d)..........     670,000        622,309

   6.875%, 09/15/11..............   1,325,000      1,264,262

   7.250%, 03/02/11..............      40,000         38,780

   8.000%, 11/01/31..............      80,000         76,892

Hexion U.S. Finance Corp.
   9.000%, 07/15/14..............     140,000        141,750

HSBC Finance Capital Trust IX
   5.911%, 11/30/35 (a)..........      50,000         47,716

ILFC E-Capital Trust I (144A)
   5.900%, 12/21/65 (d)..........     500,000        487,403

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Diversified Financial Services--(Continued)
                                                                         372,000
Inergy Finance Corp.
   6.875%, 12/15/14..............$    400,000  $

International Lease Finance Corp.
   5.875%, 05/01/13..............      50,000         49,624

Residential Capital Corp.
   6.000%, 02/22/11..............   1,350,000      1,308,116

Sprint Capital Corp.
   8.375%, 03/15/12..............   1,725,000      1,905,949

Xerox Capital Trust I
   8.000%, 02/01/27..............     535,000        537,006

Zeus Special Subsidiary, Ltd.
   (144A)
   0/9.250%, 02/01/15 (e)........      60,000         41,400
                                                --------------
                                               -
                                                  29,614,077
                                                --------------
                                               -


Diversified Telecommunication Services--0.4%

Advanstar Communications, Inc.
   10.750%, 08/15/10.............     200,000        214,500

AT&T Broadband Corp.
   8.375%, 03/15/13..............      50,000         55,532

Mediacom Broadband, LLC
   8.500%, 10/15/15..............     150,000        144,000

   9.500%, 01/15/13..............      75,000         74,625

   11.000%, 07/15/13.............     175,000        184,844

Qwest Communications
   International, Inc.
   7.500%, 02/15/14 (d)..........      93,000         90,675

Qwest Communications
   International, Inc. (Series B)
   7.500%, 02/15/14..............     303,000        295,425

Qwest Corp.
   6.875%, 09/15/33..............     716,000        619,340

   7.500%, 06/15/23 (d)..........     158,000        148,125

   8.875%, 03/15/12..............     275,000        290,125

Telefonos de Mexico S.A. de CV
   8.750%, 01/31/16(MXN) (a).....   2,000,000        164,075

Verizon Florida, Inc.
   6.125%, 01/15/13 (d)..........      70,000         68,370
                                                --------------
                                               -
                                                                       2,349,636
                                                --------------
                                               -


Electric Utilities--1.3%

                             Appalachian Power Co.
   5.950%, 05/15/33..............      50,000         45,704

Dominion Resources, Inc.
   5.700%, 09/17/12..............   1,350,000      1,321,048

Edison Mission Energy
   7.730%, 06/15/09..............      25,000         25,250

Exelon Corp.
   5.625%, 06/15/35..............   1,470,000      1,289,512

FirstEnergy Corp.
   6.450%, 11/15/11..............     770,000        783,492

   7.375%, 11/15/31..............   1,680,000      1,802,390

Mirant Americas Generation, LLC
   9.125%, 05/01/31..............      25,000         24,250

TXU Electric Delivery Co.
   6.375%, 01/15/15..............     280,000        280,649

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Electric Utilities--(Continued)
                                                                          50,000
Williams Cos., Inc.
   7.125%, 09/01/11..............$     50,000  $

   7.500%, 01/15/31..............     760,000        733,400

   7.625%, 07/15/19..............     125,000        126,875

   7.750%, 06/15/31..............     420,000        413,700

   7.875%, 09/01/21..............     125,000        126,875

   8.750%, 03/15/32..............     325,000        353,438
                                                --------------
                                               -
                                                                       7,376,583
                                                --------------
                                               -


Energy Equipment & Services--0.2%

Kinder Morgan Energy Partners,
   L.P.
   6.300%, 02/01/09..............     200,000        200,894

   6.750%, 03/15/11..............     870,000        888,763

Universal Compression, Inc.
   7.250%, 05/15/10..............     275,000        274,313
                                                --------------
                                               -
                                                                       1,363,970
                                                --------------
                                               -


Federal Agencies--43.5%

Federal Home Loan Bank
   5.375%, 05/18/16..............   3,900,000      3,849,054

Federal Home Loan Mortgage Corp.
   1,156.500%, 06/15/21 (a) (f)..         127            243

Federal National Mortgage
   Association
   5.000%, TBA...................  91,900,000     86,241,795

   5.500%, TBA...................  83,900,000     81,087,348

   6.000%, TBA...................  49,300,000     48,514,259

   6.500%, 03/01/26..............      30,193         30,505

   7.000%, 05/01/26..............       4,163          4,277

   7.500%, 12/01/29..............       8,889          9,184

   7.500%, 06/01/30..............      24,289         25,100

   7.500%, 08/01/30..............       1,221          1,261

   7.500%, 11/01/30..............      53,544         55,473

   7.500%, 01/01/31..............       7,739          7,997

   7.500%, 02/01/31..............       4,281          4,435

   7.500%, 03/01/31..............      15,097         15,597

   8.000%, 08/01/27..............       5,810          6,140

   8.000%, 01/01/31..............     329,422        348,059

   8.500%, 08/01/19..............     169,556        180,390

   10.400%, 04/25/19.............       5,993          6,430

Government National Mortgage
   Association
   5.500%, TBA...................  12,500,000     12,113,276

   6.000%, TBA...................  24,500,000     24,293,270
                                                --------------
                                               -
                                                 256,794,093
                                                --------------
                                               -


Food & Staples Retailing--0.0%

Safeway, Inc.
   7.250%, 02/01/31 (d)..........      50,000         50,745
                                                --------------
                                               -


Food Products--0.2%

del Monte Corp.
   8.625%, 12/15/12..............     375,000        386,250

Dole Food Co., Inc.
   7.250%, 06/15/10..............     285,000        255,075

   8.750%, 07/15/13..............     125,000        112,500

   8.875%, 03/15/11 (d)..........     150,000        140,625

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Food Products--(Continued)
                                                                         192,000
Hines Nurseries, Inc.
   10.250%, 10/01/11.............$    200,000  $

Pinnacle Foods Holding Corp.
   8.250%, 12/01/13..............     225,000        221,063
                                                --------------
                                               -
                                                                       1,307,513
                                                --------------
                                               -


Foreign Government--2.7%

Federative Republic of Brazil
   8.000%, 01/15/18..............   2,240,000      2,363,200

   8.750%, 02/04/25..............   1,450,000      1,591,375

   8.875%, 10/14/19..............     875,000        974,750

Republic of Columbia
   8.125%, 05/21/24 (d)..........     374,000        378,675

   10.000%, 01/23/12.............     225,000        254,250

   10.750%, 01/15/13.............     425,000        500,438

Republic of Panama
   6.700%, 01/26/36..............     235,000        215,025

   7.250%, 03/15/15..............     590,000        595,900

   9.375%, 04/01/29..............      73,000         86,140

Russian Federation
   5.000%, 03/31/30 (a)..........   1,880,000      2,000,884

   8.250%, 03/31/10..............     844,450        877,046

   11.000%, 07/24/18.............     950,000      1,311,760

United Mexican States
   5.625%, 01/15/17 (d)..........   1,260,000      1,171,800

   5.875%, 01/15/14..............   1,240,000      1,202,800

   6.375%, 01/16/13..............   1,197,000      1,199,993

   7.500%, 04/08/33..............      20,000         21,250

   8.125%, 12/30/19..............     725,000        819,250

   8.300%, 08/15/31..............      25,000         28,875

   10.375%, 02/17/09 (d).........     238,000        263,704
                                                --------------
                                               -
                                                  15,857,115
                                                --------------
                                               -


Gas Utilities--0.1%

El Paso Natural Gas Co.
   8.375%, 06/15/32..............     590,000        627,538
                                                --------------
                                               -


Government Agency--1.0%

Virginia Housing Development
   Authority
   6.000%, 06/25/34..............   6,210,000      6,070,027
                                                --------------
                                               -


Health Care Providers &
   Services--0.8%

Ameripath, Inc.
   10.500%, 04/01/13.............     275,000        288,406

DaVita, Inc.
   7.250%, 03/15/15 (d)..........     250,000        240,000

Extendicare Health Services, Inc.
   9.500%, 07/01/10..............     250,000        260,938

Genesis Healthcare Corp.
   8.000%, 10/15/13..............     400,000        418,500

HCA, Inc.
   6.375%, 01/15/15..............     275,000        254,801

   6.500%, 02/15/16..............     595,000        550,152

IASIS Healthcare, LLC
   8.750%, 06/15/14..............     350,000        343,000

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Health Care Providers & Services--(Continued)
                                                                         195,750
Psychiatric Solutions, Inc.
   7.750%, 07/15/15..............$    200,000  $

   10.625%, 06/15/13.............     133,000        144,970

Tenet Healthcare Corp.
   6.875%, 11/15/31..............     125,000        100,000

   7.375%, 02/01/13..............     325,000        296,563

   9.875%, 07/01/14..............      75,000         75,000

Tenet Healthcare Corp. (144A)
   9.750%, 02/01/15..............     200,000        196,500

Triad Hospitals, Inc.
   7.000%, 11/15/13..............     350,000        340,375

Vanguard Health Holdings Co. II,
   LLC
   9.000%, 10/01/14..............     580,000        578,550

Vanguard Health Holdings Co., LLC
   0/11.250%, 10/01/15 (e).......     210,000        148,050
                                                --------------
                                               -
                                                                       4,431,555
                                                --------------
                                               -


Hotels, Restaurants &
   Leisure--0.9%

                               Boyd Gaming Corp.
   6.750%, 04/15/14 (d)..........     400,000        379,500

Caesars Entertainment, Inc.
   8.125%, 05/15/11..............      50,000         52,688

Carrols Corp.
   9.000%, 01/15/13..............     250,000        250,625

Chumash Casino & Resort
   Enterprises
   9.520%, 07/15/10..............      75,000         78,281

Gaylord Entertainment Co.
   6.750%, 11/15/14..............     235,000        220,313

Inn of the Mountain Gods Resort
   & Casino
   12.000%, 11/15/10.............     300,000        318,750

Isle of Capri Casinos, Inc.
   7.000%, 03/01/14..............     325,000        306,719

Las Vegas Sands Corp.
   6.375%, 02/15/15..............     225,000        208,688

MGM Mirage, Inc.
   6.750%, 09/01/12..............     600,000        577,500

Mohegan Tribal Gaming Authority
   6.875%, 02/15/15..............     150,000        141,375

   7.125%, 08/15/14..............     125,000        120,938

Park Place Entertainment Corp.
   9.375%, 02/15/07..............     225,000        228,938

Penn National Gaming, Inc.
   6.750%, 03/01/15..............     300,000        279,750

   6.875%, 12/01/11..............     100,000         97,750

Sbarro, Inc.
   11.000%, 09/15/09 (d).........     275,000        280,156

Starwood Hotels & Resorts
   Worldwide, Inc.
   7.875%, 05/01/12..............     350,000        365,313

Station Casinos, Inc.
   6.500%, 02/01/14..............     125,000        116,250

   6.625%, 03/15/18..............     500,000        452,500

   6.875%, 03/01/16..............     300,000        279,750

Turning Stone Casino Resort
   Enterprise (144A)
   9.125%, 12/15/10..............     275,000        277,750
                                                --------------
                                               -
                                                                       5,033,534
                                                --------------
                                               -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Household Durables--0.1%
                                                                         225,000
Sealy Mattress Co.
   8.250%, 06/15/14..............$    225,000  $

Simmons Bedding Co.
   7.875%, 01/15/14 (d)..........     175,000        163,625

Tempur-Pedic, Inc.
   10.250%, 08/15/10.............     179,000        188,845
                                                --------------
                                               -
                                                                         577,470
                                                --------------
                                               -


Household Products--0.0%

                             Spectrum Brands, Inc.
   7.375%, 02/01/15..............      99,000         80,438
                                                --------------
                                               -


Independent Power Producers & Energy Traders--0.5%

Duke Energy Corp.
   4.200%, 10/01/08..............      50,000         48,297

   5.625%, 11/30/12..............   1,600,000      1,580,990

NRG Energy, Inc.
   7.250%, 02/01/14..............     155,000        151,125

   7.375%, 02/01/16..............     715,000        697,125

TXU Corp.
   5.550%, 11/15/14..............     240,000        217,684

   6.550%, 11/15/34..............     460,000        404,103
                                                --------------
                                               -
                                                                       3,099,324
                                                --------------
                                               -


IT Services--0.2%

Electronic Data Systems Corp.
   7.125%, 10/15/09..............   1,270,000      1,311,593
                                                --------------
                                               -


Leisure Equipment & Products--0.1%

Herbst Gaming, Inc.
   8.125%, 06/01/12..............     225,000        226,688

Pinnacle Entertainment, Inc.
   8.750%, 10/01/13..............     375,000        390,938

Seneca Gaming Corp.
   7.250%, 05/01/12..............     225,000        217,969
                                                --------------
                                               -
                                                                         835,595
                                                --------------
                                               -


Machinery--0.1%

Blount International, Inc.
   8.875%, 08/01/12..............     100,000         99,500

Brand Services, Inc.
   12.000%, 10/15/12.............     125,000        141,250

Case New Holland, Inc.
   9.250%, 08/01/11..............      50,000         52,625

Terex Corp.
   10.375%, 04/01/11.............     167,000        176,603
                                                --------------
                                               -
                                                                         469,978
                                                --------------
                                               -


Media--2.7%

AMC Entertainment, Inc.
   11.000%, 02/01/16 (d).........     105,000        112,350

Block Communications, Inc. (144A)
   8.250%, 12/15/15..............      30,000         28,800

Cadmus Communications Corp.
   8.375%, 06/15/14..............     250,000        247,500

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Media--(Continued)
                                                                         379,929
CanWest Media, Inc.
   8.000%, 09/15/12..............$    383,767  $

CBD Media Holdings, LLC
   9.250%, 07/15/12..............     250,000        248,750

CCH I Holdings, LLC
   0/12.125%, 01/15/15 (d) (e)...      75,000         39,750

   10.000%, 05/15/14 (d).........      40,000         24,000

   11.000%, 10/01/15.............     984,000        861,000

Charter Communications
   Operating, LLC (144A) 8.375%,
   04/30/14......................     250,000        250,313

Comcast Corp.
   6.500%, 01/15/15..............   2,870,000      2,892,495

CSC Holdings, Inc.
   8.125%, 08/15/09..............     200,000        203,500

CSC Holdings, Inc. (144A)
   7.000%, 04/15/12..............     350,000        337,750

Dex Media West, LLC
   9.875%, 08/15/13..............     267,000        289,360

Dex Media, Inc.
   0/9.000%, 11/15/13 (d) (e)....     425,000        358,063

DirecTV Holdings, LLC
   6.375%, 06/15/15..............     240,000        221,400

   8.375%, 03/15/13..............     162,000        169,695

EchoStar DBS Corp.
   6.625%, 10/01/14..............     845,000        794,300

EchoStar DBS Corp. (144A)
   7.125%, 02/01/16..............      30,000         28,875

Houghton Mifflin Co.
   0/11.500%, 10/15/13 (e).......     150,000        123,750

Insight Midwest, L.P.
   10.500%, 11/01/10.............     265,000        276,263

Interep National Radio Sales,
   Inc.
   10.000%, 07/01/08.............     150,000        126,000

Lamar Media Corp.
   6.625%, 08/15/15..............     455,000        420,875

Liberty Media Corp.
   7.875%, 07/15/09..............   2,540,000      2,629,604

Lodgenet Entertainment Corp.
   9.500%, 06/15/13..............     250,000        266,250

R.H. Donnelley Corp. (144A)
   6.875%, 01/15/13..............     350,000        322,000

   8.875%, 01/15/16..............     550,000        554,813

   10.875%, 12/15/12.............     225,000        246,938

Radio One, Inc.
   6.375%, 02/15/13..............     200,000        183,000

   8.875%, 07/01/11..............     200,000        207,250

Rainbow National Services, LLC
   (144A)
   10.375%, 09/01/14.............     175,000        193,813

Sinclair Broadcast Group, Inc.
   8.000%, 03/15/12..............      55,000         55,825

Time Warner Entertainment Co.,
   L.P.
   8.375%, 07/15/33..............     700,000        791,925

Time Warner, Inc.
   6.875%, 05/01/12..............   1,270,000      1,312,508

   7.625%, 04/15/31..............      50,000         53,836

   7.700%, 05/01/32..............     480,000        521,689
                                                --------------
                                               -
                                                  15,774,169
                                                --------------
                                               -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Metals & Mining--0.1%
                                                                         270,000
Imco Recycling, Inc.
   10.375%, 10/15/10.............$    250,000  $

Mueller Group, Inc.
   0/14.750%, 04/15/14 (e).......     375,000        315,000

   10.000%, 05/01/12.............      25,000         26,875

RathGibson, Inc. (144A)
   11.250%, 02/15/14.............     200,000        206,000

Republic Technologies
   International, LLC 13.750%,
   07/15/49 (b) (c)..............     200,000              0
                                                --------------
                                               -
                                                                         817,875
                                                --------------
                                               -


Multi-Utilities--0.5%

Calpine Generating Co., LLC
   14.120%, 04/01/11(c)..........     200,000        209,500

Dynegy Holdings, Inc.
   7.125%, 05/15/18..............     250,000        218,750

   7.625%, 10/15/26..............     575,000        503,125

Dynegy Holdings, Inc. (144A)
   8.375%, 05/01/16..............      15,000         14,775

Pacific Gas & Electric Co.
   6.050%, 03/01/34..............     920,000        868,310

The AES Corp.
   7.750%, 03/01/14..............     200,000        201,000

   8.875%, 02/15/11..............     150,000        157,500

   9.375%, 09/15/10..............     425,000        454,750

   9.500%, 06/01/09 (d)..........     100,000        106,000
                                                --------------
                                               -
                                                                       2,733,710
                                                --------------
                                               -


Mutual Funds--1.2%

Targeted Return Index Securities
   Trust (144A) 7.548%,
   05/01/16(d)...................   7,204,000      7,059,920
                                                --------------
                                               -


Office Electronics--0.1%

IKON Office Solutions, Inc.
   7.750%, 09/15/15 (d)..........     150,000        148,500

Sungard Data Systems, Inc. (144A)
   9.125%, 08/15/13..............     280,000        290,500

Xerox Corp.
   6.400%, 03/15/16..............     360,000        339,750
                                                --------------
                                               -
                                                                         778,750
                                                --------------
                                               -


Oil, Gas & Consumable Fuels--2.8%

Chaparral Energy, Inc. (144A)
   8.500%, 12/01/15..............     350,000        348,250

Chesapeake Energy Corp.
   6.250%, 01/15/18..............      25,000         22,813

   6.375%, 06/15/15..............     425,000        394,188

   6.500%, 08/15/17..............     450,000        410,625

ConocoPhillips Holding Co.
   6.950%, 04/15/29..............   2,600,000      2,829,180

Devon Energy Corp.
   7.950%, 04/15/32..............   1,530,000      1,762,982

Dresser-Rand Group, Inc.
   7.375%, 11/01/14..............     394,000        376,270

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Oil, Gas & Consumable Fuels--(Continued)
                                                                          49,625
El Paso Corp.
   7.375%, 12/15/12 (d)..........$     50,000  $

   7.750%, 01/15/32 (d)..........     865,000        842,294

   7.800%, 08/01/31..............      75,000         72,844

   7.875%, 06/15/12 (d)..........     575,000        585,063

Entergy Gulf Systems, Inc.
   6.200%, 07/01/33..............      75,000         68,104

Exco Resources, Inc.
   7.250%, 01/15/11..............     465,000        446,400

Forest Oil Corp.
   8.000%, 12/15/11..............     325,000        332,313

Hess Corp.
   7.300%, 08/15/31..............   1,200,000      1,271,647

Houston Exploration Co.
   7.000%, 06/15/13..............     200,000        197,000

Kerr-McGee Corp.
   7.875%, 09/15/31..............   2,340,000      2,641,238

Magnum Hunter Resources, Inc.
   9.600%, 03/15/12..............     276,000        291,870

Pemex Project Funding Master
   Trust (144A)
   5.750%, 12/15/15..............     300,000        276,300

   6.625%, 06/15/35..............     150,000        135,750

Plains Exploration & Production
   Co.
   7.125%, 06/15/14 (d)..........     250,000        246,250

Pogo Producing Co.
   6.875%, 10/01/17 (d)..........     200,000        185,250

Quicksilver Resources, Inc.
   7.125%, 04/01/16..............     250,000        234,375

Stone Energy Corp.
   8.250%, 12/15/11 (d)..........     425,000        429,250

Swift Energy Co.
   7.625%, 07/15/11..............     350,000        348,250

Valero Energy Corp.
   4.750%, 06/15/13..............      50,000         45,917

Whiting Peteroleum Corp.
   7.000%, 02/01/14..............     205,000        193,725

   7.250%, 05/01/12..............      50,000         48,000

XTO Energy, Inc.
   6.250%, 04/15/13..............   1,290,000      1,290,842

   7.500%, 04/15/12..............     390,000        414,592
                                                --------------
                                               -
                                                  16,791,207
                                                --------------
                                               -


Paper & Forest Products--0.5%

Appleton Papers, Inc.
   9.750%, 06/15/14..............     150,000        151,500

Boise Cascade, LLC
   7.125%, 10/15/14..............     300,000        265,500

Weyerhaeuser Co.
   6.750%, 03/15/12..............   2,310,000      2,360,037
                                                --------------
                                               -
                                                                       2,777,037
                                                --------------
                                               -


Personal Products--0.0%

Jafra Cosmetics International,
   Inc.
   10.750%, 05/15/11.............     163,000        174,818
                                                --------------
                                               -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Pharmaceuticals--0.2%
                                                                         190,000
Omnicare, Inc.
   6.875%, 12/15/15..............$    200,000  $

Valeant Pharmaceuticals
   International
   7.000%, 12/15/11..............     460,000        437,000

Warner Chilcott Corp.
   8.750%, 02/01/15..............     250,000        257,500

Wyeth
   5.500%, 03/15/13..............      50,000         48,676
                                                --------------
                                               -
                                                                         933,176
                                                --------------
                                               -


Real Estate--0.2%

Boston Properties, L.P. (REIT)
   6.250%, 01/15/13..............      65,000         65,577

Felcor Lodging, L.P. (REIT)
   8.500%, 06/01/11..............     225,000        238,500

Host Marriott, L.P. (REIT)
   6.375%, 03/15/15..............     350,000        329,000

   7.125%, 11/01/13..............      25,000         24,906

   9.500%, 01/15/07..............     100,000        102,500

iStar Financial, Inc. (REIT)
   5.150%, 03/01/12..............      50,000         47,540

Omega Healthcare Investors, Inc.
   (REIT)
   7.000%, 01/15/16..............     400,000        381,000
                                                --------------
                                               -
                                                                       1,189,023
                                                --------------
                                               -


Road & Rail--0.1%

                               Hertz Corp. (144A)
   8.875%, 01/01/14..............     275,000        281,875
                                                --------------
                                               -


Semiconductors & Semiconductor Equipment--0.0%

Amkor Technologies, Inc.
   10.500%, 05/01/09 (d).........     198,000        202,455
                                                --------------
                                               -


Specialty Retail--0.1%

NEBCO Evans Holdings Co.
   12.375%, 07/15/07 (b) (c) (g).     350,000              0

Neiman-Marcus Group, Inc. (144A)
   10.375%, 10/15/15 (d).........     155,000        164,688

PETCO Animal Supplies, Inc.
   10.750%, 11/01/11.............     150,000        158,250

The Limited, Inc.
   6.950%, 03/01/33..............      60,000         57,204
                                                --------------
                                               -
                                                                         380,142
                                                --------------
                                               -


Textiles, Apparel & Luxury
   Goods--0.1%

                               Levi Strauss & Co.
   9.750%, 01/15/15..............     250,000        250,000

   12.250%, 12/15/12.............      60,000         66,300

Oxford Industries, Inc.
   8.875%, 06/01/11..............     150,000        150,000
                                                --------------
                                               -
                                                                         466,300
                                                --------------
                                               -


Thrifts & Mortgage Finance--0.0%

Countrywide Funding Corp.
   4.000%, 03/22/11..............      75,000         69,002
                                                --------------
                                               -

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Tobacco--0.4%
                                                                       2,099,450
Altria Group, Inc.
   7.000%, 11/04/13..............$  1,990,000  $
                                                --------------
                                               -


Trading Companies &
   Distributors--0.0%

Holt Group, Inc.
   9.750%, 01/15/49 (b) (c)......     200,000              0
                                                --------------
                                               -


U.S. Treasury--10.9%

United States Treasury Bonds
   4.500%, 02/15/36 (d)..........  17,852,000     16,006,835

   5.500%, 08/15/28..............     500,000        513,711

   6.125%, 11/15/27..............     200,000        220,984

   6.250%, 08/15/23 (d)..........     660,000        727,908

United States Treasury Inflation
   Indexed Bonds (TII)
   2.000%, 01/15/16 (d)..........   7,551,154      7,211,057

   2.000%, 01/15/26 (d)..........   4,607,828      4,218,683

United States Treasury Notes
   3.500%, 02/15/10 (d)..........   3,400,000      3,220,171

   3.625%, 01/15/10 (d)..........   4,800,000      4,570,123

   4.000%, 03/15/10 (d)..........   3,530,000      3,399,143

   4.000%, 04/15/10 (d)..........  12,500,000     12,027,350

   4.000%, 02/15/14 (d)..........     205,000        190,442

   4.250%, 11/15/14 (d)..........   2,330,000      2,191,293

   4.250%, 08/15/15 (d)..........     500,000        467,832

   4.500%, 02/28/11 (d)..........   1,810,000      1,764,891

   4.500%, 11/15/15..............     970,000        923,925

   4.500%, 02/15/16 (d)..........   1,480,000      1,408,081

   4.750%, 03/31/11 (d)..........   3,010,000      2,964,733

   5.125%, 05/15/16 (d)..........   2,600,000      2,596,953
                                                --------------
                                               -
                                                  64,624,115
                                                --------------
                                               -


Wireless Telecommunication Services--0.4%

American Tower Corp.
   7.500%, 05/01/12 (d)..........     150,000        151,500

AT&T Wireless Services, Inc.
   8.750%, 03/01/31..............      50,000         61,301

Centennial Communications Corp.
   8.125%, 02/01/14..............     125,000        120,313

   10.000%, 01/01/13.............     125,000        123,750

   10.125%, 06/15/13.............     250,000        263,125

iPCS, Inc.
   11.500%, 05/01/12.............     225,000        250,875

Nextel Communications, Inc.
   6.875%, 10/31/13..............     275,000        276,612

   7.375%, 08/01/15..............     800,000        814,302

UbiquiTel Operating Co.
   9.875%, 03/01/11..............     225,000        244,688
                                                --------------
                                               -
                                                                       2,306,466
                                                --------------
                                               -


Yankee--3.7%

Abitibi-Consolidated Co. of
   Canada
   8.375%, 04/01/15 (d)..........      30,000         27,375

Abitibi-Consolidated, Inc.
   7.750%, 06/15/11 (d)..........     225,000        206,438

   8.550%, 08/01/10 (d)..........     175,000        165,813

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--(Continued)



                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------



Yankee--(Continued)
                                                                         760,716
Aiful Corp. (144A)
   5.000%, 08/10/10..............$    800,000  $

Anadarko Finance Co.
   7.500%, 05/01/31..............   1,150,000      1,235,567

Basell AF SCA (144A)
   8.375%, 08/15/15 (d)..........     230,000        221,088

Bowater Canada Finance Corp.
   7.950%, 11/15/11..............     175,000        166,250

Catalyst Paper Corp.
   8.625%, 06/15/11..............     200,000        195,000

ChevronTexaco Capital Co.
   3.500%, 09/17/07..............     820,000        799,968

Corporacion Andina de Fomento
   6.875%, 03/15/12..............   2,900,000      3,033,406

Deutsche Telekom International
   Finance BV
   5.750%, 03/23/16..............     820,000        773,923

EnCana Holdings Finance Corp.
   5.800%, 05/01/14 (d)..........      50,000         48,894

Gaz Capital for Gazprom (144A)
   8.625%, 04/28/34..............     800,000        913,840

Glitnir Banki HF (144A)
   6.693%, 06/15/16 (a)..........   1,400,000      1,391,988

Intelsat Subsidiary Holding Co.,
   Ltd.
   9.609%, 01/15/12 (a)..........     100,000        101,000

JSG Funding, Plc.
   9.625%, 10/01/12..............     250,000        257,500

Kaupthing Bank Hf (144A)
   5.400%, 04/12/11 (a)..........   2,040,000      2,040,710

   7.125%, 05/19/16..............     450,000        450,135

Kerzner International, Ltd.
   6.750%, 10/01/15..............     310,000        323,563

Lombardy Region
   5.804%, 10/25/32..............     925,000        919,353

Morgan Stanley Bank AG for OAO
   Gazprom
   9.625%, 03/01/13..............     170,000        194,293

Rhodia S.A.
   7.625%, 06/01/10 (d)..........     275,000        272,250

   8.875%, 06/01/11..............      70,000         69,738

Rogers Cable, Inc.
   8.750%, 05/01/32..............     375,000        404,063

Royal KPN NV
   8.000%, 10/01/10..............     990,000      1,050,069

Shinsei Finance Cayman, Ltd.
   (144A)
   6.418%, 01/29/49 (a)..........   1,100,000      1,033,101

Smurfit Capital
   7.500%, 11/20/25..............     275,000        250,250

Telecom Italia Capital, S.A.
   5.250%, 10/01/15..............   2,100,000      1,904,139

Tyco International Group, S.A.
   6.000%, 11/15/13..............   2,660,000      2,635,251

   6.125%, 11/01/08..............      50,000         50,300

Videotron Ltee
   6.375%, 12/15/15..............     250,000        228,125
                                                --------------
                                               -
                                                  22,124,106
                                                --------------
                                               -

Total Fixed Income
   (Identified Cost $761,335,425)                751,044,569
                                                --------------
                                               -


Common Stock--0.1%

Security Description                 Shares        Value*
---------------------------------------------------------------



Chemicals--0.0%
                                                                          15,756
Applied Extrusion Technologies,
   Inc.
   (Class B) (h)..................      2,424  $
                                                --------------
                                               -


Commercial Services &
   Supplies--0.0%

Continental AFA Dispensing Co. (i)      8,621         47,416
                                                --------------
                                               -


Diversified Financial
   Services--0.0%

ContiFinancial Corp. (Liquidating
   Unit Trust) (i)................    229,692             72
                                                --------------
                                               -


Food Products--0.0%

Imperial Sugar Co. (d)............        172          4,080
                                                --------------
                                               -


Household Products--0.0%

Home Interiors & Gifts, Inc.
   (Restricted Shares) (h)........    674,618          6,746
                                                --------------
                                               -


Wireless Telecommunication Services--0.1%

American Tower Corp. (Class A) (h)     19,202        597,555
                                                --------------
                                               -

Total Common Stock
   (Identified Cost $737,835).....                   671,625
                                                --------------
                                               -

Preferred Stock--0.1%
---------------------------------------------------------------


Diversified Financial
   Services--0.1%

Resona Preferred Global
   Securities Cayman, Ltd.
   (144A) 7.191%..................    770,000        772,379

TCR Holdings (Class B) (h)........        840              1

TCR Holdings (Class C) (b) (h)....        462              0

TCR Holdings (Class D) (h)........      1,219              1

TCR Holdings (Class E) (h)........      2,521              3
                                                --------------
                                               -

Total Preferred Stock
   (Identified Cost $796,426).....                   772,384
                                                --------------
                                               -

Escrow Shares--0.0%
---------------------------------------------------------------


Food Products--0.0%

Vlasic Foods, Inc. (Escrow
   Receipt) (j)...................    105,922          2,118
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--0.0%

Pillowtex Corp. (b) (h)...........    250,000              0
                                                --------------
                                               -

Total Escrow Shares
   (Identified Cost $0)...........                     2,118
                                                --------------
                                               -

Warrants--0.0%
---------------------------------------------------------------


Household Durables--0.0%

Winsloew Furniture, Inc. (144A)
   (h)............................        200              2
                                                --------------
                                               -


Textiles, Apparel & Luxury Goods--0.0%

Pillowtex Corp. (b) (h)...........      1,701              0
                                                --------------
                                               -


Wireless Telecommunication Services--0.0%

Leap Wireless International, Inc.
   (144A) (b) (h).................        125              0
                                                --------------
                                               -

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Warrants--(Continued)



Security Description                 Shares        Value*
---------------------------------------------------------------


Yankee--0.0%
                                                                         133,125
Republic of Venezuela (g) (h).....      3,750  $

United Mexican States (h).........      5,000         19,000
                                                --------------
                                               -
                                                                         152,125
                                                --------------
                                               -

Total Warrants
   (Identified Cost $56,182)......                   152,127
                                                --------------
                                               -

Short Term Investments--16.0%
                                                                            Face
                                                                          Amount
---------------------------------------------------------------


Commercial Paper--0.6%

Canadian Government
   4.780%, 09/20/06...............$ 3,500,000      3,461,728
                                                --------------
                                               -

                                                                            Face
Security Description                 Amount        Value*
---------------------------------------------------------------


Repurchase Agreements--15.4%
                                                                      65,100,000
Merrill Lynch Repurchase Agreement dated 06/30/06 at 5.140% to be repurchased at
   $65,127,885 on 07/03/06 collateralized by $61,490,000 FNSM 3.250% due
   08/15/08 with a value of $59,491,575; and by $7,000,000 FNSM 3.875% due
   07/15/05 with a value of
   $6,912,500....................$ 65,100,000  $

State Street Corp. Repurchase
   Agreement dated 06/30/06 at
   4.080% to be repurchased at
   $25,982,831 on 07/03/06
   collateralized by $26,701,000
   U.S. Treasury Note 3.625% due
   04/30/07 with a value of
   $26,498,468...................  25,974,000      25,974,000
                                                --------------
                                               -
                                                   91,074,000
                                                --------------
                                               -

Total Short Term Investments
   (Identified Cost $94,535,728).                  94,535,728
                                                --------------
                                               -

Total Investments--143.3%
   (Identified Cost
   $857,461,596) (k).............                 847,178,551

Liabilities in excess of other
   assets........................                (256,114,377)
                                                --------------
                                               -
                                                                     591,064,174
Total Net Assets--100%............              $
                                                ==============
                                               =

(a)      Variable or Floating Rate Security. Rate disclosed is as of June 30,
         2006. (b) Zero Valued Security. (c) Non-Income Producing; Defaulted
         Bond.
(d) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $75,241,094 and the collateral received consisted of cash in the amount of $65,453,195 and securities with a market value of $10,852,690.
(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(f) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g) Security was valued in good faith under procedures established by the Board of Directors. (h) Non-Income Producing. (i) Non-Income Producing;
         issuer filed under Chapter 11 of the Federal Bankruptcy Code. (j)
         Escrow Receipt is a certificate which guarantees that the securities underlying an option contract are on deposit and will be delivered in the event that the option is exercised.
(k) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $857,461,596 and the composition of unrealized appreciation and depreciation of investment securities was $3,158,969 and $(13,442,014), respectively.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June
         30, 2006, the market value of 144A securities was $51,333,565, which is 8.7% of total net assets.
(REIT)-- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)-- A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(MXN)--   Mexican Peso

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Managment Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)


Futures Contracts
                                                     Expiration                                 Valuation
                                                        Date        Number       Contract         as of        Unrealized
Futures Contracts Long                              -------------     of          Amount        06/30/06     Appreciation/
---------------------------------------------------               Contracts   --------------- --------------  Depreciation
                                                   -             -------------               -              ----------------
                                                                                37,439,172                        (127,422)
U.S. Treasury Notes 2 Year Futures.................    09/29/06          184 $               $  37,311,750  $

U.S. Treasury Notes 5 Year Futures.................    09/29/06          719    74,541,487      74,349,094        (192,393)


Futures Contracts Short
---------------------------------------------------

U.S. Treasury Bond Futures.........................    09/20/06          (13)   (1,390,779)     (1,386,531)          4,248

U.S. Treasury Notes 10 Year Futures................    09/20/06         (269)  (28,416,710)    (28,207,172)        209,538
                                                                                                             ---------------
                                                                                                            -

Net Unrealized Depreciation.................................................................................$     (106,029)
                                                                                                             ===============
                                                                                                            =
Options Written

                                                     Expiration                                 Valuation
                                                        Date        Number       Contract         as of
Options Written-Calls                               -------------     of          Amount        06/30/06       Unrealized
---------------------------------------------------               Contracts   --------------- --------------  Appreciation
                                                   -             -------------               -              ----------------
                                                                                   (15,470)                              0
U.S. Treasury Notes 10 Year Futures 107............    11/21/06          (56)$               $     (15,470) $

U.S. Treasury Notes 10 Year Futures 108............    11/21/06          (56)       (8,126)         (7,595)            531


Options Written-Puts
---------------------------------------------------

U.S. Treasury Notes 10 Year Futures 101............    11/21/06          (56)      (11,095)        (11,095)              0

U.S. Treasury Notes 10 Year Futures 102............    11/21/06          (56)      (18,971)        (18,971)              0
                                                                                                             ---------------
                                                                                                            -

Net Unrealized Appreciation.................................................................................$          531
                                                                                                             ===============
                                                                                                            =

                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                              756,104,551
   Investments at value..........                                                                          $

   Investment in repurchase agreements                                                                         91,074,000

   Cash..........................                                                                                   3,611

   Foreign cash at value.........                                                                                     597

   Collateral for securities loaned                                                                            76,305,885

   Receivable for:

      Securities sold............                                                                              16,212,910

      Fund shares sold...........                                                                               1,103,512

      Accrued interest and dividends                                                                            5,078,530

      Futures variation margin...                                                                                  65,219
                                                                                                            ----------------
                                                                                                           -

         Total Assets............                                                                             945,948,815

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $    1,367,827

      Securities purchased.......                                                             276,590,742

      Withholding taxes..........                                                                   1,567

      Return of collateral for securities loaned                                               76,305,885

      Options written, at fair value                                                               53,131

      Deferred dollar roll income                                                                   1,701

   Accrued expenses:

      Management fees............                                                                 305,359

      Service and distribution fees                                                                51,960

      Deferred directors' fees...                                                                  13,042

      Other expenses.............                                                                 193,427
                                                                                            ---------------
                                                                                           -

         Total Liabilities.......                                                                             354,884,641
                                                                                                            ----------------
                                                                                                           -
                                                                                                              591,064,174
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =

   Net assets consists of:
                                                                                                              605,196,936
      Capital paid in............                                                                          $

      Undistributed net investment income                                                                       4,628,877

      Accumulated net realized losses                                                                          (8,372,922)

      Unrealized depreciation on investments, futures contracts, options and foreign
         currency................                                                                             (10,388,717)
                                                                                                            ----------------
                                                                                                           -
                                                                                                              591,064,174
Net Assets.......................                                                                          $
                                                                                                            ================
                                                                                                           =
Computation of offering price:

Class A
                                                                                                                    11.91
Net asset value and redemption price per share ($278,668,249 divided by 23,389,697 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class B
                                                                                                                    11.88
Net asset value and redemption price per share ($166,479,569 divided by 14,013,466 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =

Class E
                                                                                                                    11.89
Net asset value and redemption price per share ($145,916,356 divided by 12,271,311 shares
   outstanding)..................                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                              857,461,596
Identified cost of investments...                                                                          $
                                                                                                            ================
                                                                                                           =
                                                                                                                      565
Identified cost of foreign cash.. $
                                                                                                            ================
                                                                                                           =







Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                        8,302
   Dividends.......................                                                             $

   Interest........................                                                                14,987,008(a)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   14,995,310

Expenses

   Management fees.................                                      $  1,716,991

   Service and distribution fees--Class B                                      180,430

   Service and distribution fees--Class E                                      111,584

   Directors' fees and expenses....                                             9,687

   Custodian.......................                                           110,982

   Audit and tax services..........                                            15,842

   Legal...........................                                            10,396

   Printing........................                                            78,337

   Insurance.......................                                             3,785

   Miscellaneous...................                                             4,991
                                                                          ----------------------
                                                                         -

   Total expenses..................                                                                 2,243,025
                                                                                                 ---------------------------
                                                                                                -

Net Investment Income..............                                                                12,752,285
                                                                                                 ---------------------------
                                                                                                -

Realized and Unrealized Loss Realized gain (loss) on:

   Investments--net.................                                        (6,446,806)

   Futures contracts--net...........                                           124,864

   Foreign currency transactions--net                                          (18,648)

   Options--net.....................                                            66,638              (6,273,952)
                                                                          ----------------------
                                                                         -
Unrealized appreciation (depreciation) on:

   Investments--net.................                                        (9,488,141)

   Futures contracts--net...........                                          (224,704)

   Foreign currency transactions--net                                             (206)

   Options--net.....................                                               531              (9,712,520)
                                                                          ----------------------
                                                                         -                      ----------------------------

Net loss...........................                                                               (15,986,472)
                                                                                                 ---------------------------
                                                                                                -
                                                                                                   (3,234,187)
Net Decrease in Net Assets From Operations                                                      $
                                                                                                 ===========================
                                                                                                =

(a) Includes income on securities loaned of $118,325.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                              Six months
                                                                                                ended
                                                                                               June 30,       Year ended
                                                                                                 2006        December 31,
                                                                                            ---------------      2005
                                                                                           -               -----------------

From Operations
                                                                                                                16,268,202
   Net investment income...................................................................$   12,752,285  $

   Net realized gain (loss)................................................................    (6,273,952)       5,712,405

   Unrealized depreciation.................................................................    (9,712,520)     (10,849,659)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase (decrease) in net assets from operations.......................................    (3,234,187)      11,130,948
                                                                                            ---------------
                                                                                           -               -----------------

   From Distributions to Shareholders

      Net investment income

         Class A...........................................................................   (12,580,267)      (5,423,779)

         Class B...........................................................................    (7,306,479)      (1,713,034)

         Class E...........................................................................    (7,255,957)      (4,417,235)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                              (27,142,703)     (11,554,048)
                                                                                            ---------------
                                                                                           -               -----------------

      Net realized gain

         Class A...........................................................................    (2,004,980)      (3,345,753)

         Class B...........................................................................    (1,240,035)      (1,124,453)

         Class E...........................................................................    (1,203,427)      (2,870,082)
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                               (4,448,442)      (7,340,288)
                                                                                            ---------------
                                                                                           -               -----------------

   Total distributions.....................................................................   (31,591,145)     (18,894,336)
                                                                                            ---------------
                                                                                           -               -----------------

   Increase in net assets from capital share transactions..................................   139,513,062      148,976,048
                                                                                            ---------------
                                                                                           -               -----------------

   Total increase in net assets............................................................   104,687,730      141,212,660


Net Assets

   Beginning of the period.................................................................   486,376,444      345,163,784
                                                                                            ---------------
                                                                                           -               -----------------
                                                                                                               486,376,444
   End of the period.......................................................................$  591,064,174  $
                                                                                            ===============
                                                                                           =               =================

Undistributed Net Investment Income
                                                                                                                19,019,295
   End of the period.......................................................................$    4,628,877  $
                                                                                            ===============
                                                                                           =               =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                            June 30, 2006                   Year ended
                                                                     -----------------------------      December 31, 2005
                                                                    -                             ------------------------------
                                                                        Shares                        Shares
                                                                     -------------       $         -------------       $
                                                                    -             -----------------             ----------------

Class A
                                                                                      87,370,739                    93,430,873
   Sales............................................................   8,018,801  $                  7,365,345  $

   Shares issued through acquisition................................     984,206      11,895,886             0               0

   Reinvestments....................................................   1,223,595      14,585,247       708,363       8,769,532

   Redemptions......................................................  (2,674,121)    (33,088,164)   (3,847,414)    (48,916,740)
                                                                     -------------
                                                                    -             ----------------
                                                                                      80,763,708                    53,283,665
   Net increase.....................................................   7,552,481  $                  4,226,294  $
                                                                     =============
                                                                    =             ================

Class B
                                                                                      58,972,070                    91,416,951
   Sales............................................................   4,748,822  $                  7,228,893  $

   Reinvestments....................................................     718,798       8,546,514       229,942       2,837,487

   Redemptions......................................................    (980,946)    (12,073,764)     (730,461)     (9,224,205)
                                                                     -------------
                                                                    -             ----------------
                                                                                      55,444,820                    85,030,233
   Net increase.....................................................   4,486,674  $                  6,728,374  $
                                                                     =============
                                                                    =             ================

Class E
                                                                                      13,600,498                    26,862,474
   Sales............................................................   1,094,946  $                  2,115,532  $

   Reinvestments....................................................     710,873       8,459,384       590,066       7,287,317

   Redemptions......................................................  (1,515,640)    (18,755,348)   (1,850,232)    (23,487,641)
                                                                     -------------
                                                                    -             ----------------
                                                                                       3,304,534                    10,662,150
   Net increase.....................................................     290,179  $                    855,366  $
                                                                     =============
                                                                    =             ================
                                                                                     139,513,062                   148,976,048
   Increase derived from capital share transactions.................  12,329,334  $                 11,810,034  $
                                                                     =============
                                                                    =             ================

                                      See accompanying notes to financial statements.
 Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       13.04                    11.44                   11.42
Net Asset Value, Beginning of Period.............$      12.72     $           $    12.61   $           $    11.20  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.16           0.36        0.46         0.51        0.69        0.70

   Net realized and unrealized gain (loss) on
      investments................................       (0.23)         (0.01)       0.35         0.92        0.35        0.04
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............       (0.07)          0.35        0.81         1.43        1.04        0.74
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.64)         (0.41)      (0.38)       (0.26)      (0.80)      (0.96)

   Distributions from net realized capital gains.       (0.10)         (0.26)       0.00         0.00        0.00        0.00
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (0.74)         (0.67)      (0.38)       (0.26)      (0.80)      (0.96)
                                                  ----------------
                                                 -                ------------
                                                                       12.72                    12.61                   11.20
Net Asset Value, End of Period...................$      11.91     $           $    13.04   $           $    11.44  $
                                                  ================
                                                 =                ============

Total Return (%).................................        (0.5)(b)        2.8         6.6         12.6         9.6         6.6

Ratio of operating expenses to average net
   assets (%)....................................        0.73 (c)       0.75        0.77         0.81        0.85        0.84

Ratio of net investment income to average net
   assets (%)....................................        4.89 (c)       4.11        3.79         4.66        6.25        6.44

Portfolio turnover rate (%)......................         913 (c)        507         393          329         239         248
                                                                     213,906                  153,549                 109,448
Net assets, end of period (000)..................$    278,668     $           $  164,213   $           $  122,023  $


                                                                                            Class B
                                                                 --------------------------------------------------------------
                                                                -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                                 ----------------           Year ended December 31,
                                                                -                ----------------------------------------------
                                                                                     2005                   2003
                                                                                  -----------    2004     ---------  2002(a)
                                                                                 -           -------------         ------------
                                                                                      12.99                  11.41
Net Asset Value, Beginning of Period............................$      12.66     $           $    12.58  $         $   10.43
                                                                 ----------------
                                                                -                ------------

Income From Investment Operations

   Net investment income........................................        0.25           0.40        0.39       0.23      0.14

   Net realized and unrealized gain (loss) on investments.......       (0.33)         (0.08)       0.38       1.19      0.84
                                                                 ----------------
                                                                -                ------------

   Total from investment operations.............................       (0.08)          0.32        0.77       1.42      0.98
                                                                 ----------------
                                                                -                ------------

Less Distributions

   Distributions from net investment income.....................       (0.60)         (0.39)      (0.36)     (0.25)     0.00

   Distributions from net realized capital gains................       (0.10)         (0.26)       0.00       0.00      0.00
                                                                 ----------------
                                                                -                ------------

   Total distributions..........................................       (0.70)         (0.65)      (0.36)     (0.25)     0.00
                                                                 ----------------
                                                                -                ------------
                                                                                      12.66                  12.58
Net Asset Value, End of Period..................................$      11.88     $           $    12.99  $         $   11.41
                                                                 ================
                                                                =                ============

Total Return (%)................................................        (0.6)(b)        2.6         6.3       12.6       9.4(b)

Ratio of operating expenses to average net assets (%)...........        0.98 (c)       1.00        1.02       1.06      1.10(c)

Ratio of net investment income to average net assets (%)........        4.65 (c)       3.92        3.66       3.95      5.66(c)

Portfolio turnover rate (%).....................................         913 (c)        507         393        329       239
                                                                                    120,590                    268
Net assets, end of period (000).................................$    166,480     $           $   36,346  $         $       2

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                                      See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)



                                                                                        Class E
                                                      ----------------------------------------------------------------------------
                                                     -
                                                                      Six months
                                                                           ended
                                                                        June 30,
                                                                            2006
                                                      ----------------                  Year ended December 31,
                                                     -                ------------------------------------------------------------
                                                                          2005                    2003                  2001(a)
                                                                       -----------    2004      ----------   2002     ------------
                                                                      -           --------------          ------------
                                                                           13.00                    11.42                10.80
Net Asset Value, Beginning of Period.................$      12.68     $           $    12.58   $          $    11.20 $
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

Income From Investment Operations

   Net investment income.............................        0.30           0.50        0.38         0.42       0.73      0.10

   Net realized and unrealized gain (loss) on
      investments....................................       (0.37)         (0.17)       0.41         0.99       0.29      0.30
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

   Total from investment operations..................       (0.07)          0.33        0.79         1.41       1.02      0.40
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

Less Distributions

   Distributions from net investment income..........       (0.62)         (0.39)      (0.37)       (0.25)     (0.80)     0.00

   Distributions from net realized capital gains.....       (0.10)         (0.26)       0.00         0.00       0.00      0.00
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------

   Total distributions...............................       (0.72)         (0.65)      (0.37)       (0.25)     (0.80)     0.00
                                                      ----------------                                     ----------
                                                     -                ------------                        -          -------------
                                                                           12.68                    12.58                11.20
Net Asset Value, End of Period.......................$      11.89     $           $    13.00   $          $    11.42 $
                                                      ================                                     ==========
                                                     =                ============                        =          =============

Total Return (%).....................................        (0.6)(b)        2.7         6.5         12.5        9.4       3.7(b)

Ratio of operating expenses to average net assets (%)        0.88 (c)       0.90        0.92         0.96       1.00      0.99(c)

Ratio of net investment income to average net assets
   (%)...............................................        4.71 (c)       3.95        3.64         4.34       6.03      5.50(c)

Portfolio turnover rate (%)..........................         913 (c)        507         393          329        239       248
                                                                         151,881                   96,026                2,476
Net assets, end of period (000)......................$    145,916     $           $  144,605   $          $   26,060 $

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                                      See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income--95.7% of Total Net Assets



                                                                            Face
Security Description               Amount          Value*
---------------------------------------------------------------



Asset Backed--10.3%
                                                                       9,907,117
ACE Securities Corp.
   5.453%, 02/25/31 (a)........$   9,907,322  $

Countrywide Home Equity Loan
   Trust
   5.351%, 07/15/36 (a)........   10,300,000       10,298,661

GMAC Mortgage Corp. Loan Trust
   5.291%, 11/25/36 (a)........   10,300,000       10,299,761

GSAMP Trust
   5.240%, 05/25/36 (a)........    9,200,000        9,197,884

Indymac Seconds Asset Backed
   Trust
   5.453%, 06/25/36 (a)........    9,825,241        9,825,048

Morgan Stanley ABS Capital I
   5.583%, 03/25/35 (a)........    8,798,054        8,800,781

Morgan Stanley IXIS Real
   Estate Capital Trust
   5.340%, 07/25/36 (a)........   10,300,000       10,299,382

Morgan Stanley Mortgage Loan
   Trust
   5.473%, 03/25/36 (a)........    9,155,839        9,158,481

SACO I, Inc.
   5.453%, 06/25/36 (a)........    9,741,301        9,708,278

SLM Student Loan Trust
   5.429%, 07/25/17 (a)........   10,300,000       10,299,073

Structured Asset Securities
   Corp. (144A)
   5.433%, 02/25/36 (a)........    9,200,000        9,198,896
                                               ---------------
                                              -
                                                  106,993,362
                                               ---------------
                                              -


Commercial Mortgage-Backed Securities--10.1%

Countrywide Alternative Loan
   Trust (Class 1)
   5.467%, 07/25/36 (a)........   10,724,019       10,723,268

Countrywide Alternative Loan
   Trust (Class 2)
   5.467%, 07/25/36 (a)........    9,966,579        9,978,140

CS First Boston Mortgage
   Securities Corp.
   4.889%, 11/15/37 (a)........    2,680,000        2,488,961

GE Capital Commercial Mortgage
   Corp.
   5.511%, 11/10/45 (a)........    3,000,000        2,931,243

Impac Secured Assets CMN Owner
   Trust
   5.643%, 03/25/36 (a)........    9,391,026        9,411,007

JPMorgan Chase Commercial
   Mortgage Securities Corp.
   4.948%, 09/12/37 (a)........    6,350,000        5,907,808

   4.951%, 01/12/37 (a)........    4,950,000        4,622,591

JPMorgan Commercial Mortgage
   Finance Corp.
   4.999%, 10/15/42 (a)........    1,250,000        1,166,870

LB-UBS Commercial Mortgage
   Trust
   4.858%, 12/15/39 (a)........    5,500,000        5,107,550

Luminent Mortgage Trust
   5.513%, 05/25/46 (a)........   10,063,856       10,063,152

Morgan Stanley Mortgage Loan
   Trust
   5.393%, 06/25/36 (a)........   11,210,455       11,209,783

   5.452%, 06/26/36 (a)........    8,998,972        8,923,471

Novastar Mortgage-Backed Notes
   5.513%, 09/25/46 (a)........   10,199,813       10,197,671

Residential Funding Mortgage
   Securities I, Inc.
   4.750%, 12/25/18............    3,547,429        3,346,780

Washington Mutual, Inc.
   5.593%, 12/25/45 (a)........    9,405,258        9,432,065
                                               ---------------
                                              -
                                                  105,510,360
                                               ---------------
                                              -

                                                                            Face
Security Description               Amount          Value*
---------------------------------------------------------------



Federal Agencies--57.7%
                                                                      11,463,864
Federal Home Loan Bank
   5.250%, 12/11/20............$  12,000,000  $

   5.800%, 09/02/08 (b)........    1,000,000        1,004,350

Federal Home Loan Mortgage
   Corp.
   4.000%, 05/01/19............      190,023          175,392

   4.500%, 04/15/32............      182,747          157,861

   4.500%, 04/01/33............    2,238,656        2,041,253

   4.500%, 04/01/35............    1,819,352        1,650,556

   5.000%, 08/01/19............    2,924,190        2,818,852

   5.000%, 10/01/35............    9,645,135        9,014,608

   5.500%, 01/15/23 (c)........    4,413,011          196,525

   5.500%, 07/01/35............    2,653,971        2,550,774

   6.000%, 10/01/10............          375              375

   6.000%, 10/01/28............      115,022          113,992

   6.000%, 11/01/28............      134,907          133,461

   6.500%, 08/01/13............       25,086           25,386

   6.500%, 03/01/26............        2,148            2,171

   6.500%, 07/01/26............       53,715           54,282

   7.000%, 07/01/11............        9,320            9,508

   7.500%, 05/01/07............        1,447            1,458

   7.500%, 05/01/32............      340,035          351,875

   8.000%, 12/01/19............       14,828           15,406

   8.000%, 07/01/20............       43,826           45,562

   8.000%, 09/01/30............       29,453           31,068

   8.250%, 04/01/17............        1,453            1,531

   8.500%, 06/15/21............      265,190          265,177

   9.000%, 10/01/17............        9,614            9,859

Federal National Mortgage
   Association
   4.000%, 08/01/19............      110,324          101,918

   4.000%, 08/01/20............    1,392,742        1,285,091

   4.000%, 05/01/33............      929,978          819,711

   4.500%, 05/01/19............    1,508,394        1,427,565

   4.500%, 09/01/19............    3,422,064        3,238,688

   4.500%, 03/01/20............      601,368          568,437

   4.500%, 04/01/20............       23,016           21,756

   4.503%, 02/17/09 (a)........    2,000,000        1,941,260

   5.000%, 10/01/20............    2,712,209        2,612,941

   5.000%, 08/01/35............    8,676,936        8,116,187

   5.000%, TBA.................  185,000,000      173,468,490

   5.260%, 01/25/43 (a)........    1,541,066        1,558,665

   5.500%, 09/01/24............    4,317,721        4,197,016

   5.500%, 04/01/35............    4,391,671        4,221,152

   5.500%, 09/01/35............   13,228,559       12,714,925

   5.500%, 12/01/35............      983,151          944,978

   5.500%, TBA.................  155,000,000      149,890,268

   6.000%, 04/01/35............   10,383,236       10,247,070

   6.000%, TBA.................   95,000,000       93,485,890

   6.500%, 06/01/08............        7,112            7,207

   6.500%, 12/01/10............        4,196            4,235

   6.500%, 04/01/13............       73,264           74,273

   6.500%, 07/01/13............       45,667           46,296

   6.500%, 06/01/17............      682,084          691,975

   6.500%, 03/01/26............        7,221            7,295

   6.500%, 12/01/27............       57,968           58,570

   6.500%, 04/01/29............      302,589          305,715

                                     *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)
Fixed Income--(Continued)

                                                                            Face
Security Description               Amount          Value*
---------------------------------------------------------------



Federal Agencies--(Continued)
                                                                         652,553
Federal National Mortgage
   Association
   6.500%, 05/01/32............$     648,900  $

   6.500%, 07/01/32............    3,316,413        3,371,846

   6.527%, 05/25/30 (a)........      418,885          420,131

   7.000%, 12/01/14............       40,637           41,700

   7.000%, 07/01/15............        7,066            7,199

   7.000%, 11/01/23............        5,653            5,821

   7.000%, 02/01/28............       26,443           27,186

   7.000%, 10/01/28............      134,215          137,969

   7.000%, 11/01/28............       10,594           10,890

   7.000%, 02/01/29............       45,083           46,241

   7.000%, 01/01/30............       13,865           14,214

   7.000%, 01/01/34............    1,105,553        1,132,561

   7.500%, 02/01/16............      104,198          108,417

   7.500%, 11/01/29............      105,221          109,089

   7.500%, 11/01/30............       40,158           41,605

   7.500%, 01/01/31............       19,772           20,485

   8.000%, 05/01/28............       11,942           12,633

   8.000%, 07/01/30............        1,842            1,944

   8.000%, 08/01/30............       25,410           26,817

   8.000%, 10/01/30............       18,331           19,346

   8.000%, 02/01/31............      522,442          551,961

   8.000%, 08/01/31............        5,068            5,350

   8.000%, 07/01/32............        2,280            2,407

   11.500%, 09/01/19...........          855              927

   12.000%, 10/01/15...........       45,095           50,453

   12.000%, 01/15/16...........        2,931            3,255

   12.500%, 09/20/15...........        4,551            4,969

   12.500%, 01/15/16...........       39,290           42,902

Government National Mortgage
   Association
   5.500%, 09/15/34............    2,814,437        2,730,361

   5.500%, 06/15/35............      930,894          902,720

   5.500%, 12/15/35............    5,927,302        5,747,911

   5.500%, TBA.................   20,000,000       19,381,240

   6.000%, TBA.................   61,000,000       60,485,282

   6.500%, 08/15/34............      950,076          962,238

   7.500%, 01/15/29............       26,369           27,373

   7.500%, 09/15/29............       21,109           22,077

   7.500%, 02/15/30............       23,634           24,529

   7.500%, 04/15/30............       31,376           32,563

   7.500%, 05/15/30............       13,962           14,596

   7.500%, 09/15/30............       31,094           32,271

   8.500%, 03/15/18............       24,992           26,786

   8.500%, 05/15/18............       28,300           30,331

   8.500%, 06/15/25............      180,982          195,375

   9.000%, 08/15/08............        3,061            3,137

   9.000%, 09/15/08............        5,353            5,485

   9.000%, 10/15/08............       36,677           37,585

   9.000%, 12/15/08............       12,203           12,506

   9.000%, 01/15/09............       19,933           20,601

   9.000%, 02/15/09............        5,014            5,182

   9.000%, 03/15/09............       14,511           14,997

   9.000%, 04/15/09............       25,928           26,766

   9.000%, 05/15/09............       10,525           10,878

   9.000%, 09/15/09............       11,138           11,511

   9.000%, 12/15/16............       31,880           34,122
                                               ---------------
                                              -
                                                  601,862,014
                                               ---------------
                                              -

                                                                            Face
Security Description               Amount          Value*
---------------------------------------------------------------



Government Agency--1.6%
                                                                      10,763,718
Financing Corp. (FICO) Strips
   Zero Coupon, 06/27/11.......$  13,949,000  $

National Archives Facility
   Trust
   8.500%, 09/01/19............    5,337,568        6,218,961
                                               ---------------
                                              -
                                                   16,982,679
                                               ---------------
                                              -


U.S. Treasury--16.0%

United States Treasury Bond
   Strips
   Zero Coupon, 11/15/09.......    7,500,000        6,325,155

United States Treasury Bonds
   6.250%, 08/15/23 (b)........   20,000,000       22,057,820

   8.875%, 02/15/19 (b)........    7,200,000        9,567,000

United States Treasury Notes
   4.000%, 04/15/10 (b)........  112,360,000      108,111,444

   4.125%, 05/15/15 (b)........   22,510,000       20,901,773
                                               ---------------
                                              -
                                                  166,963,192
                                               ---------------
                                              -

Total Fixed Income
   (Identified Cost
   $1,012,348,984).............                   998,311,607
                                               ---------------
                                              -

Short Term Investments--52.2%
---------------------------------------------------------------


Repurchase Agreement--52.2%

Deutsche Bank Repurchase Agreement dated 06/30/06 at 5.125% to be repurchased at
   $339,344,867 on 07/03/06 collateralized by $260,000,000 Federal National
   Mortgage Association 7.125% due 06/15/10 with a value of $275,535,520; and by
   $73,885,000 Federal Home Loan Mortgage Corp. 4.500% due 01/15/15 with a value
   of $70,513,221..............  339,200,000      339,200,000

Lehman Brothers Repurchase Agreement dated 06/30/06 at 5.050% to be repurchased at $204,586,060 on 07/03/06 collateralized by $95,040,000 Federal Home Loan
   Mortgage Corp. 4.750% due 10/17/08 with a value of $94,442,198; by
   $95,575,000 Federal Home Loan Mortgage Corp. 5.050% due 01/26/15 with a value of $93,177,023; and by $21,240,000 Federal Home Loan Mortgage Corp. 4.000%
   due 03/10/08 with a value
   of $20,971,102..............  204,500,000      204,500,000

State Street Repurchase
   Agreement dated 06/30/06 at
   4.080% to be repurchased at
   $324,110 on 07/03/06
   collateralized by $335,000
   U.S. Treasury Note
   5.125% due 06/30/11 with a
   value of $334,163...........      324,000          324,000
                                               ---------------
                                              -

Total Short Term Investments
   (Identified Cost
   $544,024,000)...............                   544,024,000
                                               ---------------
                                              -

Total Investments--147.9%
   (Identified Cost
   $1,556,372,984) (d).........                 1,542,335,607

Liabilities in excess of other
   assets......................                  (499,455,049)
                                               ---------------
                                              -
                                                                   1,042,880,558
Total Net Assets--100%..........               $
                                               ===============
                                              =

                                     *See accompanying notes to financial statements.

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

(a)      Variable or Floating Rate Security. Rate disclosed is as of June 30,
         2006.
(b) A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $93,318,573 and the collateral received consisted of cash in the amount of $94,631,209.
(c) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(d) The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,556,372,984 and the composition of unrealized appreciation and depreciation of investment securities was $1,343,421 and $(15,380,798), respectively.
(TBA)-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.


Futures Contracts
                                                    Expiration                                  Valuation
                                                       Date        Number        Contract         as of        Unrealized
Futures Contracts Long                             -------------     of           Amount        06/30/06     Appreciation/
--------------------------------------------------                Contracts   --------------- --------------  Depreciation
                                                  -             --------------               -              ----------------
                                                                                 5,950,588                         (84,494)
U.S. Treasury Bond Futures........................    09/20/06           55  $               $   5,866,094  $


Futures Contracts Short
--------------------------------------------------

U.S. Treasury Notes 5 Year Futures................    09/29/06         (660)   (68,616,075)    (68,248,125)        367,950
                                                                                                             ---------------
                                                                                                            -

Net Unrealized Appreciation.................................................................................$      283,456
                                                                                                             ===============
                                                                                                            =

                                      See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                               998,311,607
   Investments at value........                                                                           $

   Investment in repurchase agreements                                                                         544,024,000

   Cash........................                                                                                        966

   Collateral for securities loaned                                                                             94,631,209

   Receivable for:

      Securities sold..........                                                                                 24,380,313

      Fund shares sold.........                                                                                  1,418,444

      Accrued interest and dividends                                                                             2,839,787
                                                                                                           -----------------
                                                                                                          -

         Total Assets..........                                                                              1,665,606,326

Liabilities

   Payable for:

      Fund shares redeemed.....                                                           $    1,776,092

      Securities purchased.....                                                              525,470,939

      Futures variation margin.                                                                  111,719

      Return of collateral for securities loaned                                              94,631,209

   Accrued expenses:

      Management fees..........                                                                  423,098

      Service and distribution fees                                                               42,838

      Deferred directors' fees.                                                                   11,092

      Other expenses...........                                                                  258,781
                                                                                           ---------------
                                                                                          -

         Total Liabilities.....                                                                                622,725,768
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,042,880,558
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,069,798,169
      Capital paid in..........                                                                           $

      Undistributed net investment income                                                                        7,310,419

      Accumulated net realized losses                                                                          (20,474,109)

      Unrealized depreciation on investments and futures contracts                                             (13,753,921)
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,042,880,558
Net Assets.....................                                                                           $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                     11.78
Net asset value and redemption price per share ($788,666,150 divided by 66,932,677 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                     11.75
Net asset value and redemption price per share ($147,064,455 divided by 12,518,610 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                     11.75
Net asset value and redemption price per share ($107,149,953 divided by 9,117,100 shares
   outstanding)................                                                                           $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,556,372,984
Identified cost of investments.                                                                           $
                                                                                                           =================
                                                                                                          =






Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                19,500,789(a)
   Interest.......................                                                           $
                                                                                              ------------------------------
                                                                                             -

Expenses

   Management fees................                               $   2,113,380

   Service and distribution fees--Class B                               163,686

   Service and distribution fees--Class E                                84,137

   Directors' fees and expenses...                                      10,159

   Custodian......................                                      73,036

   Audit and tax services.........                                      23,842

   Legal..........................                                      32,655

   Printing.......................                                     144,272

   Insurance......................                                       5,599

   Miscellaneous..................                                       4,274
                                                                  ---------------------------
                                                                 -

   Total expenses.................                                                               2,655,040
                                                                                              ------------------------------
                                                                                             -

Net Investment Income.............                                                              16,845,749
                                                                                              ------------------------------
                                                                                             -

Realized and Unrealized Loss Realized gain (loss) on:

   Investments--net................                                 (11,958,809)

   Futures contracts--net..........                                     515,355                 (11,443,454)
                                                                  ---------------------------
                                                                 -
Unrealized appreciation (depreciation) on:

   Investments--net................                                 (15,644,828)

   Futures contracts--net..........                                     477,158                 (15,167,670)
                                                                  ---------------------------
                                                                 -                           -------------------------------

Net loss..........................                                                             (26,611,124)
                                                                                              ------------------------------
                                                                                             -
                                                                                                (9,765,375)
Net Decrease in Net Assets
   From Operations................                                                           $
                                                                                              ==============================
                                                                                             =

(a) Includes income on securities loaned of $9,790.
                 See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                             Six months
                                                                                               ended
                                                                                              June 30,        Year ended
                                                                                                2006         December 31,
                                                                                          -----------------      2005
                                                                                         -                 -----------------

From Operations
                                                                                                                15,433,108
   Net investment income.................................................................$     16,845,749  $

   Net realized (loss)...................................................................     (11,443,454)      (8,373,187)

   Unrealized appreciation (depreciation)................................................     (15,167,670)       1,228,254
                                                                                          -----------------
                                                                                         -                 -----------------

   Increase (decrease) in net assets from operations.....................................      (9,765,375)       8,288,175
                                                                                          -----------------
                                                                                         -                 -----------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (17,449,874)      (2,064,428)

         Class B.........................................................................      (4,169,148)        (723,628)

         Class E.........................................................................      (3,561,866)      (1,518,429)
                                                                                          -----------------
                                                                                         -                 -----------------
                                                                                              (25,180,888)      (4,306,485)
                                                                                          -----------------
                                                                                         -                 -----------------

      Net realized gain

         Class A.........................................................................               0       (2,816,213)

         Class B.........................................................................               0       (1,123,528)

         Class E.........................................................................               0       (2,311,931)
                                                                                          -----------------
                                                                                         -                 -----------------
                                                                                                        0       (6,251,672)
                                                                                          -----------------
                                                                                         -                 -----------------

   Total distributions...................................................................     (25,180,888)     (10,558,157)
                                                                                          -----------------
                                                                                         -                 -----------------

   Increase in net assets from capital share transactions................................     371,456,955      402,065,193
                                                                                          -----------------
                                                                                         -                 -----------------

   Total increase in net assets..........................................................     336,510,692      399,795,211


Net Assets

   Beginning of the period...............................................................     706,369,866      306,574,655
                                                                                          -----------------
                                                                                         -                 -----------------
                                                                                                               706,369,866
   End of the period.....................................................................$  1,042,880,558  $
                                                                                          =================
                                                                                         =                 =================

Undistributed Net Investment Income
                                                                                                                15,645,558
   End of the period.....................................................................$      7,310,419  $
                                                                                          =================
                                                                                         =                 =================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                            June 30, 2006                   Year ended
                                                                     -----------------------------      December 31, 2005
                                                                    -                             ------------------------------
                                                                        Shares                        Shares
                                                                     -------------       $         -------------       $
                                                                    -             -----------------             ----------------

Class A
                                                                                     139,714,594                   378,680,852
   Sales............................................................  31,886,123  $                 31,209,963  $

   Shares issued through acquisition................................  20,242,397     246,020,250             0               0

   Reinvestments....................................................   1,486,361      17,449,874       404,361       4,880,641

   Redemptions......................................................  (5,025,181)    (59,933,922)   (4,944,025)    (60,383,842)
                                                                     -------------
                                                                    -             ----------------
                                                                                     343,250,796                   323,177,651
   Net increase.....................................................  48,589,700  $                 26,670,299  $
                                                                     =============
                                                                    =             ================

Class B
                                                                                      48,136,455                    91,490,409
   Sales............................................................   4,008,329  $                  7,506,965  $

   Reinvestments....................................................     356,033       4,169,148       153,546       1,847,156

   Redemptions......................................................  (1,485,319)    (17,796,316)     (854,703)    (10,390,388)
                                                                     -------------
                                                                    -             ----------------
                                                                                      34,509,287                    82,947,177
   Net increase.....................................................   2,879,043  $                  6,805,808  $
                                                                     =============
                                                                    =             ================

Class E
                                                                                       8,005,806                    15,501,720
   Sales............................................................     664,082  $                  1,266,995  $

   Reinvestments....................................................     304,173       3,561,866       318,136       3,830,360

   Redemptions......................................................  (1,488,871)    (17,870,800)   (1,915,941)    (23,391,715)
                                                                     -------------
                                                                    -             ----------------
                                                                                      (6,303,128)                   (4,059,635)
   Net decrease.....................................................    (520,616) $                   (330,810) $
                                                                     =============
                                                                    =             ================
                                                                                     371,456,955                   402,065,193
   Increase derived from capital share transactions.................  50,948,127  $                 33,145,297  $
                                                                     =============
                                                                    =             ================

                 See accompanying notes to financial statements.
 Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                    Six months
                                      ended
                                                     June 30,
                                                       2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                       12.43                    12.34                   11.94
Net Asset Value, Beginning of Period.............$      12.22     $           $    12.34   $           $    11.97  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        0.20           0.19        0.20         0.18        0.38        0.37

   Net realized and unrealized gain (loss) on
      investments................................       (0.23)          0.01        0.18         0.02        0.54        0.41
                                                  ----------------
                                                 -                ------------

   Total from investment operations..............       (0.03)          0.20        0.38         0.20        0.92        0.78
                                                  ----------------
                                                 -                ------------

Less Distributions

   Distributions from net investment income......       (0.41)         (0.17)      (0.16)       (0.08)      (0.38)      (0.75)

   Distributions from net realized capital gains.        0.00          (0.24)      (0.13)       (0.12)      (0.17)       0.00
                                                  ----------------
                                                 -                ------------

   Total distributions...........................       (0.41)         (0.41)      (0.29)       (0.20)      (0.55)      (0.75)
                                                  ----------------
                                                 -                ------------
                                                                       12.22                    12.34                   11.97
Net Asset Value, End of Period...................$      11.78     $           $    12.43   $           $    12.34  $
                                                  ================
                                                 =                ============

Total Return (%).................................        (0.2)(b)        1.7         3.0          1.7         7.9         6.7

Ratio of operating expenses to average net
   assets (%)....................................        0.58 (c)       0.61        0.64         0.65        0.70        0.70

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been
   (%)...........................................       0.58 (c)        0.61        0.64         0.65        0.70        0.73

Ratio of net investment income to average net
   assets (%)....................................       4.14 (c)        3.00        1.56         1.22        2.20        4.49

Portfolio turnover rate (%)......................      1,125 (c)         964         977          882         672         362
                                                                     471,703                  154,010                 102,066
Net assets, end of period (000)..................$   788,666      $           $  148,047   $           $  180,989  $


                                                                                            Class B
                                                                 --------------------------------------------------------------
                                                                -
                                                                   Six months
                                                                      ended
                                                                    June 30,
                                                                      2006
                                                                 ----------------           Year ended December 31,
                                                                -                ----------------------------------------------
                                                                                     2005                   2003
                                                                                  -----------    2004     ---------  2002(a)
                                                                                 -           -------------         ------------
                                                                                      12.38                  12.31
Net Asset Value, Beginning of Period............................$      12.16     $           $    12.31  $         $   11.88
                                                                 ----------------
                                                                -                ------------

Income From Investment Operations

   Net investment income........................................        0.20           0.25        0.16       0.06      0.04

   Net realized and unrealized gain (loss) on investments.......       (0.24)         (0.08)       0.17       0.14      0.39
                                                                 ----------------
                                                                -                ------------

   Total from investment operations.............................       (0.04)          0.17        0.33       0.20      0.43
                                                                 ----------------
                                                                -                ------------

Less Distributions

   Distributions from net investment income.....................       (0.37)         (0.15)      (0.13)     (0.08)     0.00

   Distributions from net realized capital gains................        0.00          (0.24)      (0.13)     (0.12)     0.00
                                                                 ----------------
                                                                -                ------------

   Total distributions..........................................       (0.37)         (0.39)      (0.26)     (0.20)     0.00
                                                                 ----------------
                                                                -                ------------
                                                                                      12.16                  12.31
Net Asset Value, End of Period..................................$      11.75     $           $    12.38  $         $   12.31
                                                                 ================
                                                                =                ============

Total Return (%)................................................        (0.3)(b)        1.4         2.7        1.6       3.6(b)

Ratio of operating expenses to average net assets (%)...........        0.83 (c)       0.86        0.89       0.90      0.95(c)

Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would
   have been (%)................................................        0.83 (c)       0.86        0.89       0.90      0.95(c)

Ratio of net investment income to average net assets (%)........        3.85 (c)       2.76        1.81       0.79      1.34(c)

Portfolio turnover rate (%).....................................       1,125 (c)        964         977        882       672
                                                                                    117,258                    347
Net assets, end of period (000).................................$    147,064     $           $   35,073  $         $       2

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                 See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)


                                                                                       Class E
                                                     ----------------------------------------------------------------------------
                                                    -
                                   Six months
                                      ended
                                    June 30,
                                      2006
                                                     ----------------                  Year ended December 31,
                                                    -                ------------------------------------------------------------
                                                                         2005                    2003                  2001(a)
                                                                      -----------    2004     ------------   2002     -----------
                                                                     -           -------------            ------------
                                                                          12.38                   12.32                  11.45
Net Asset Value, Beginning of Period................$      12.18     $           $    12.31  $            $    11.96 $
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

Income from Investment Operations

   Net investment income............................        0.25           0.34        0.17        0.12         0.31      0.07

   Net realized and unrealized gain (loss) on
      investments...................................       (0.29)         (0.15)       0.17        0.07         0.42      0.44
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

   Total from investment operations.................       (0.04)          0.19        0.34        0.19         0.73      0.51
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

Less Distributions

   Distributions from net investment income.........       (0.39)         (0.15)      (0.14)      (0.08)       (0.20)     0.00

   Distributions from net realized capital gains....        0.00          (0.24)      (0.13)      (0.12)       (0.17)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------

   Total distributions..............................       (0.39)         (0.39)      (0.27)      (0.20)       (0.37)     0.00
                                                     ----------------                                      ----------
                                                    -                ------------                         -          ------------
                                                                          12.18                   12.31                  11.96
Net Asset Value, End of Period......................$      11.75     $           $    12.38  $            $    12.32 $
                                                     ================                                      ==========
                                                    =                ============                         =          ============

Total Return (%)....................................        (0.4)(b)        1.6         2.8         1.5          7.7       4.5(b)

Ratio of operating expenses to average net assets
   (%)..............................................        0.73 (c)       0.76        0.79        0.80         0.85      0.85(c)

Ratio of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)....................        0.73 (c)       0.76        0.79        0.80         0.85      0.88(c)

Ratio of net investment income to average net
   assets (%).......................................        3.91 (c)       2.74        1.42        1.03         2.05      3.39(c)

Portfolio turnover rate (%).........................       1,125 (c)        964         977         882          672       362
                                                                        117,409                 114,450                  6,289
Net assets, end of period (000).....................$    107,150     $           $  123,455  $            $   67,262 $

(a)  Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                 See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Commercial Paper--92.7% of Total Net Assets



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Asset Backed--32.8%
                                                   17,781,760
Amstel Funding Corp.
   4.960%, 09/27/06.............$ 18,000,000  $

Atlantis One Funding Corp.
   5.280%, 08/03/06.............  60,000,000       59,709,600

Atomium Funding Corp.
   5.190%, 08/07/06.............   1,800,000        1,790,399

Beethoven Funding Corp.
   5.280%, 07/31/06.............  12,250,000       12,196,100

   5.250%, 08/01/06.............  50,094,000       49,867,533

Canadian Asset Security Corp.
   5.160%, 08/11/06.............  13,287,000       13,208,917

Citibank Credit Card Issuance
   Trust
   5.280%, 08/01/06.............  37,000,000       36,831,773

CRC Funding, LLC
   5.300%, 08/03/06.............   1,833,000        1,824,095

Giro Funding Corp.
   5.310%, 07/27/06.............  33,900,000       33,769,994

   5.320%, 08/03/06.............  20,000,000       19,902,467

Liberty Street Funding Corp.
   5.290%, 07/26/06.............  24,350,000       24,260,548

Sheffield Receivables Corp.
   5.300%, 08/02/06.............  62,000,000       61,707,911

Solitaire Funding, LLC
   5.260%, 07/21/06.............  50,000,000       49,853,889

Thunder Bay Funding, Inc.
   5.250%, 08/08/06.............  17,888,000       17,788,871
                                               ---------------
                                              -
                                                  400,493,857
                                               ---------------
                                              -


Capital Markets--9.8%

Lehman Brothers Holdings, Inc.
   5.319%, 02/23/07 (a).........  40,000,000       40,077,613

Merrill Lynch & Co., Inc.
   5.596%, 09/18/06 (a).........   5,425,000        5,427,441

   5.280%, 10/27/06 (a).........  10,000,000       10,020,290

   5.183%, 05/29/07 (a).........  30,000,000       30,000,000

Morgan Stanley Group, Inc.
   5.205%, 08/04/06 (a).........  35,000,000       35,000,000
                                               ---------------
                                              -
                                                  120,525,344
                                               ---------------
                                              -


Commercial Banks--18.7%

Credit Suisse First Boston
   5.075%, 07/10/06.............  49,865,000       49,865,000

DEPFA Bank, Plc.
   4.900%, 07/11/06.............   3,000,000        2,995,917

Deutsche Bank, LLC
   4.795%, 02/21/07.............  17,000,000       16,467,888

DnB nor Bank ASA
   5.313%, 06/25/07 (a).........  28,425,000       28,425,000

Landesbank Baden Wurtt
   5.350%, 09/19/06.............  12,276,000       12,130,052

Natexis Banque
   4.555%, 07/31/06.............  25,000,000       24,905,104

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                    5,999,991
National City Bank (144A)
   5.080%, 07/07/06.............$  6,000,000  $

Rabobank USA Financial Corp.
   5.250%, 07/03/06.............  52,430,000       52,414,708

Restructured Asset Certificates
   5.209%, 08/21/06 (a).........  15,000,000       15,000,000

Sumitomo Mitsui Banking Corp.
   5.150%, 07/10/06.............   8,900,000        8,900,000

U.S. Bank National Association
   5.283%, 09/29/06 (a).........  12,000,000       11,999,336
                                               ---------------
                                              -
                                                  229,102,996
                                               ---------------
                                              -


Diversified Financial
   Services--26.1%

Check Point Charlie, Inc.
   5.330%, 07/25/06.............  14,400,000       14,348,832

   5.330%, 07/27/06.............  13,930,000       13,876,377

Concord Minutemen
   5.230%, 07/10/06.............  60,000,000       59,921,550

Cullinan Financial, Ltd.
   5.283%, 06/25/07 (a).........  26,000,000       25,994,324

Cullinan Financial, Ltd. (144A)
   5.294%, 09/15/06 (a).........  25,000,000       24,999,227

Davis Square Funding, Ltd.
   4.940%, 07/05/06.............  18,000,000       17,990,120

Lexington Parker Capital Corp.
   5.280%, 07/17/06.............  62,000,000       61,854,507

Scaldis & Scaldis, NV
   5.300%, 07/28/06.............  29,000,000       28,884,725

Sedna Finance Corp.
   5.320%, 07/13/06.............  37,900,000       37,832,791

Stanfield Victoria Finance, Ltd.
   4.960%, 09/27/06.............  16,000,000       15,806,008

Transamerica IDEX
   5.370%, 07/17/06.............  18,193,000       18,149,579
                                               ---------------
                                              -
                                                  319,658,040
                                               ---------------
                                              -


Federal Agencies--2.8%

Federal Home Loan Mortgage Corp.
   4.720%, 02/06/07.............  19,500,000       18,937,533

Federal National Mortgage
   Association
   4.815%, 02/23/07.............  16,000,000       15,492,820
                                               ---------------
                                              -
                                                   34,430,353
                                               ---------------
                                              -


Insurance--2.5%

Allstate Life Global Funding II
   (144A)
   3.010%, 06/27/07.............  10,000,000       10,000,000

Irish Life & Permanent, Plc.
   5.294%, 12/22/06 (a).........  20,000,000       20,000,000
                                               ---------------
                                              -
                                                   30,000,000
                                               ---------------
                                              -

Total Commercial Paper
   (Identified Cost
   $1,134,210,590)..............                1,134,210,590
                                               ---------------
                                              -

                *See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Certificate of Deposit--7.3%



                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Banks--7.3%
                                                    7,500,000
BNP Paribas
   4.505%, 10/19/06.............$  7,500,000  $

DEPFA Bank, Plc.
   4.525%, 10/16/06.............   8,300,000        8,300,000

Royal Bank of Scotland, Plc.
   4.518%, 10/20/06.............   4,400,000        4,400,032

   4.870%, 02/02/07.............   6,100,000        6,100,000

Societe Generale
   4.780%, 12/06/06.............   7,000,000        7,000,000

   4.800%, 12/06/06.............   8,000,000        8,001,106

                                     Face
Security Description                Amount         Value*
---------------------------------------------------------------



Commercial Banks--(Continued)
                                                   40,250,000
Washington Mutual Bank, F.A.
   5.310%, 08/03/06.............$ 40,250,000  $

Wells Fargo Bank, N.A.
   4.865%, 01/31/07.............   8,500,000        8,500,412
                                               ---------------
                                              -

Total Certificate of Deposit
   (Identified Cost $90,051,550)                   90,051,550
                                               ---------------
                                              -

Total Investments--100.0%
   (Identified Cost
   $1,224,262,140) (b)..........                1,224,262,140

Liabilities in excess of other
   assets.......................                     (329,256)
                                               ---------------
                                              -
                                                1,223,932,884
Total Net Assets--100%...........              $
                                               ===============
                                              =

(a) Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(b) The aggregate cost of investments for federal income tax purposes as of June
30, 2006 was $1,224,262,140. (144A)-- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $40,999,218, which is 3.4% of total net assets.

                *See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio


Statement of Assets & Liabilities
---------------------------------------------------------------------------------------------------------------------------

June 30, 2006 (Unaudited)



Assets
                                                                                                             1,224,262,140
   Investments at value..........                                                                         $

   Cash..........................                                                                                        2

   Receivable for:

      Fund shares sold...........                                                                                3,865,875

      Accrued interest and dividends                                                                             2,595,277

      Due from Investment Adviser                                                                                   10,354
                                                                                                           -----------------
                                                                                                          -

         Total Assets............                                                                            1,230,733,648

Liabilities

   Payable for:

      Fund shares redeemed.......                                                          $  6,168,942

   Accrued expenses:

      Management fees............                                                               333,375

      Service and distribution fees                                                             111,138

      Deferred directors' fees...                                                                96,189

      Other expenses.............                                                                91,120
                                                                                            --------------
                                                                                           -

         Total Liabilities.......                                                                                6,800,764
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,223,932,884
Net Assets.......................                                                                         $
                                                                                                           =================
                                                                                                          =

   Net assets consists of:
                                                                                                             1,223,938,337
      Capital paid in............                                                                         $

      Accumulated net realized losses                                                                               (5,453)
                                                                                                           -----------------
                                                                                                          -
                                                                                                             1,223,932,884
Net Assets.......................                                                                         $
                                                                                                           =================
                                                                                                          =
Computation of offering price:

Class A
                                                                                                                    100.00
Net asset value and redemption price per share ($835,495,639 divided by 8,355,101 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =

Class B
                                                                                                                    100.00
Net asset value and redemption price per share ($378,030,323 divided by 3,780,396 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =

Class E
                                                                                                                    100.00
Net asset value and redemption price per share ($10,406,922 divided by 104,070 shares
   outstanding)..................                                                                         $
                                                                                                           =================
                                                                                                          =
                                                                                                             1,224,262,140
Identified cost of investments...                                                                         $
                                                                                                           =================
                                                                                                          =
Statement of Operations
---------------------------------------------------------------------------------------------------------------------------

Six months ended June 30, 2006 (Unaudited)



Investment Income
                                                                                                     21,126,880
   Interest.........................                                                              $
                                                                                                   -------------------------
                                                                                                  -

Expenses

   Management fees..................                                       $  1,510,093

   Service and distribution fees--Class B                                        381,869

   Service and distribution fees--Class E                                          6,869

   Directors' fees and expenses.....                                             12,655

   Custodian........................                                             35,008

   Audit and tax services...........                                             16,720

   Legal............................                                             27,303

   Printing.........................                                             35,569

   Insurance........................                                              6,263

   Miscellaneous....................                                              2,207
                                                                            ----------------------
                                                                           -

   Total expenses...................                                          2,034,556

   Management fee waivers...........                                            (35,801)              1,998,755
                                                                            ----------------------
                                                                           -                      --------------------------

Net Investment Income...............                                                                 19,128,125
                                                                                                   -------------------------
                                                                                                  -
                                                                                                     19,128,125
Net Increase in Net Assets From Operations                                                        $
                                                                                                   =========================
                                                                                                  =

                 See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Changes in Net Assets (Unaudited)



                                                                                            Six months
                                                                                               ended
                                                                                             June 30,         Year ended
                                                                                               2006          December 31,
                                                                                          ----------------       2005
                                                                                         -                ------------------

From Operations
                                                                                                               18,582,641
   Net investment income.................................................................$     19,128,125 $

   Net realized gain (loss)..............................................................               0          (5,442)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from operations................................................      19,128,125      18,577,199
                                                                                          ----------------
                                                                                         -                ------------------

   From Distributions to Shareholders

      Net investment income

         Class A.........................................................................     (12,511,635)    (12,538,591)

         Class B.........................................................................      (6,419,770)     (5,788,298)

         Class E.........................................................................        (196,720)       (255,753)
                                                                                          ----------------
                                                                                         -                ------------------

   Total distributions...................................................................     (19,128,125)    (18,582,641)
                                                                                          ----------------
                                                                                         -                ------------------

   Increase in net assets from capital share transactions................................     513,293,068     150,543,141
                                                                                          ----------------
                                                                                         -                ------------------

   Total increase in net assets..........................................................     513,293,068     150,537,699


Net Assets

   Beginning of the period...............................................................     710,639,816     560,102,117
                                                                                          ----------------
                                                                                         -                ------------------
                                                                                                              710,639,816
   End of the period.....................................................................$  1,223,932,884 $
                                                                                          ================
                                                                                         =                ==================

Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                           Six months ended
                                                                            June 30, 2006                   Year ended
                                                                     -----------------------------      December 31, 2005
                                                                    -                             ------------------------------
                                                                        Shares                       Shares
                                                                     -------------       $         ------------        $
                                                                    -             -----------------            -----------------

Class A
                                                                                      360,357,593                  451,759,744
   Sales............................................................  3,603,576   $                 4,517,531  $

   Shares issued through acquisition................................  4,077,220       407,713,843      31,414        3,141,378

   Reinvestments....................................................    137,970        13,797,025     125,453       12,538,591

   Redemptions...................................................... (3,753,917)     (375,391,691) (5,080,912)    (508,091,177)
                                                                     -------------
                                                                    -             ----------------
                                                                                      406,476,770                  (40,651,464)
   Net increase (decrease)..........................................  4,064,849   $                  (406,514) $
                                                                     =============
                                                                    =             ================

Class B
                                                                                      316,686,780                  292,561,401
   Sales............................................................  3,166,868   $                 2,922,644  $

   Shares issued through acquisition................................          0                 0   1,944,828      194,482,841

   Reinvestments....................................................     64,198         6,419,770      60,927        5,788,298

   Redemptions...................................................... (2,181,283)     (218,128,341) (2,985,875)    (298,587,522)
                                                                     -------------
                                                                    -             ----------------
                                                                                      104,978,209                  194,245,018
   Net increase.....................................................  1,049,783   $                 1,942,524  $
                                                                     =============
                                                                    =             ================

Class E
                                                                                        3,925,339                    3,284,948
   Sales............................................................     39,253   $                    32,849  $

   Reinvestments....................................................      1,967           196,720       2,558          255,753

   Redemptions......................................................    (22,840)       (2,283,970)    (65,911)      (6,591,114)
                                                                     -------------
                                                                    -             ----------------
                                                                                        1,838,089                   (3,050,413)
   Net increase (decrease)..........................................     18,380   $                   (30,504) $
                                                                     =============
                                                                    =             ================
                                                                                      513,293,068                  150,543,141
   Increase derived from capital share transactions.................  5,133,012   $                 1,505,506  $
                                                                     =============
                                                                    =             ================

                 See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)



                                                                                     Class A
                                                  ------------------------------------------------------------------------------
                                                 -
                                                    Six months
                                      ended
                                                     June 30,
                                                       2006
                                                  ----------------                   Year ended December 31,
                                                 -                --------------------------------------------------------------
                                                                      2005                     2003                    2001
                                                                   -----------    2004      -----------    2002     ------------
                                                                  -           --------------           -------------
                                                                      100.00                   100.00                  100.00
Net Asset Value, Beginning of Period.............$     100.00     $           $   100.00   $           $   100.00  $
                                                  ----------------
                                                 -                ------------

Income From Investment Operations

   Net investment income.........................        2.85           2.85        0.98         0.80        1.41        3.88
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------

   Total from investment operations..............        2.85           2.85        0.98         0.80        1.41        3.88
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------

Less Distributions

   Distributions from net investment income......       (2.85)         (2.85)      (0.98)       (0.80)      (1.41)      (3.88)
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------

   Total distributions...........................       (2.85)         (2.85)      (0.98)       (0.80)      (1.41)      (3.88)
                                                  ----------------                                      -----------
                                                 -                ------------                         -           -------------
                                                                      100.00                   100.00                  100.00
Net Asset Value, End of Period...................$     100.00     $           $   100.00   $           $   100.00  $
                                                  ================                                      ===========
                                                 =                ============                         =           =============

Total Return (%).................................         2.2 (b)        2.9         1.0          0.8         1.4         4.0

Ratio of operating expenses to average net
   assets (%)....................................        0.37 (c)       0.41        0.42         0.40        0.43        0.42

Ratio of net investment income to average net
   assets (%)....................................        4.49 (c)       2.83        0.97         0.78        1.40        3.80
                                                                     429,019                  610,419                 277,381
Net assets, end of period (000)..................$    835,496     $           $  469,674   $           $  332,151  $


                                                                                        Class B
                                                       ---------------------------------------------------------------------------
                                                      -
                                   Six months
                                      ended
                                    June 30,
                                      2006
                                                       ---------------                  Year ended December 31,
                                                      -               ------------------------------------------------------------
                                                                          2005                   2003                   2001(a)
                                                                       -----------    2004     ----------    2002     ------------
                                                                      -           -------------          -------------
                                                                          100.00                  100.00                 100.00
Net Asset Value, Beginning of Period..................$     100.00    $           $   100.00  $          $   100.00  $
                                                       ---------------                                    -----------
                                                      -               ------------                       -           -------------

Income From Investment Operations

   Net investment income..............................        2.60          2.60        0.73        0.55       1.16        1.95
                                                       ---------------                                    -----------
                                                      -               ------------                       -           -------------

   Total from investment operations...................        2.60          2.60        0.73        0.55       1.16        1.95
                                                       ---------------                                    -----------
                                                      -               ------------                       -           -------------

Less Distributions

   Distributions from net investment income...........       (2.60)        (2.60)      (0.73)      (0.55)     (1.16)      (1.95)
                                                       ---------------                                    -----------
                                                      -               ------------                       -           -------------

   Total distributions................................       (2.60)        (2.60)      (0.73)      (0.55)     (1.16)      (1.95)
                                                       ---------------                                    -----------
                                                      -               ------------                       -           -------------
                                                                          100.00                  100.00                 100.00
Net Asset Value, End of Period........................$     100.00    $           $   100.00  $          $   100.00  $
                                                       ===============                                    ===========
                                                      =               ============                       =           =============

Total Return (%)......................................         2.1 (b)       2.6         0.7         0.6        1.2         2.0 (b)

Ratio of operating expenses to average net assets (%).        0.62 (c)      0.66        0.67        0.65       0.68        0.67 (c)

Ratio of net investment income to average net assets
   (%)................................................        4.20 (c)      2.84        0.74        0.65       1.15        1.65 (c)
                                                                         273,052                  75,083                 15,407
Net assets, end of period (000).......................$    378,030    $           $   78,809  $          $   57,260  $

(a)  Commencement of operations was May 1, 2001 for Class B and April 23, 2003 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                 See accompanying notes to financial statements.







Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)



                                                                                                Class E
                                                                          ----------------------------------------------------
                                                                         -
                                                                            Six months
                                                                              ended
                                                                             June 30,
                                                                               2006
                                                                          ---------------       Year ended December 31,
                                                                         -               -------------------------------------
                                                                                             2005                  2003(a)
                                                                                          -----------   2004     -------------
                                                                                         -           ------------
                                                                                             100.00                 100.00
Net Asset Value, Beginning of Period.....................................$     100.00    $           $   100.00 $
                                                                          ---------------
                                                                         -               ------------

Income from Investment Operations

   Net investment income.................................................        2.70          2.70        0.83       0.42
                                                                          ---------------
                                                                         -               ------------

   Total from investment operations......................................        2.70          2.70        0.83       0.42
                                                                          ---------------
                                                                         -               ------------

Less Distributions

   Distributions from net investment income..............................       (2.70)        (2.70)      (0.83)     (0.42)
                                                                          ---------------
                                                                         -               ------------

   Total distributions...................................................       (2.70)        (2.70)      (0.83)     (0.42)
                                                                          ---------------
                                                                         -               ------------
                                                                                             100.00                 100.00
Net Asset Value, End of Period...........................................$     100.00    $           $   100.00 $
                                                                          ===============
                                                                         =               ============

Total Return (%).........................................................         2.1 (b)       2.7         0.8        0.4 (b)

Ratio of operating expenses to average net assets (%)....................        0.52 (c)      0.56        0.57       0.55 (c)

Ratio of net investment income to average net assets (%).................        4.30 (c)      2.66        0.88       0.58 (c)
                                                                                              8,569                  6,858
Net assets, end of period (000)..........................................$     10,407    $           $   11,619 $

(a)  Commencement of operations was May 1, 2001 for Class B and April 23, 2003 for Class E.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
                 See accompanying notes to financial statements.





Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES:
      Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company
      Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused
      Value and each of the Fund's five Asset Allocation Portfolios (each, an "Asset Allocation Portfolio," and, collectively, the "Asset Allocation
      Portfolios") is diversified. Harris Oakmark Focused Value and the Asset
      Allocation Portfolios are non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio").
      Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan
      Life Insurance Company ("MetLife"), New England Life Insurance Company,
      General American Life Insurance Company ("General American"), The MetLife
      Investors Group of Insurance Companies, MetLife Insurance Company of
      Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, Class D, Class E and Class F. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net asset of each class to the total net assets of each Portfolio. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

      Investment Valuation:

      As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds (1)/2 of 1%, the Board will consider what action, if any, should be initiated.

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.
      Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National
      Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

      If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board.
      When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

      The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.
      As a general matter, futures contracts are marked-to-market daily.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC
      ("MetLife Advisers" or the "Adviser") or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

      The net asset value of each Asset Allocation Portfolio and the Zenith
      Equity Portfolio is calculated based on the net asset values of the underlying portfolios in which such Portfolios invest. The underlying portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the underlying portfolios that are Portfolios of Met Investors Series Trust ("MIST"), please refer to the prospectus for such underlying portfolios.

      Investment Transactions and Related Investment Income:

      Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

      Repurchase Agreements:

      Each participating Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

      Foreign Currency Translation:

      The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S.
      dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)


      Forward Foreign Currency Exchange Contracts:

      Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

      Futures Contracts:

      Certain Portfolios may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Options:

      Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other
      Portfolio investments. For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.
      For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trusts may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trusts may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trusts risk not being able to enter into a closing transaction for the written option as the result of an illiquid market.

      Mortgage Dollar Rolls:

      The Western Asset Management Strategic Bond Opportunities Portfolio,
      Western Asset Management U.S. Government Portfolio and BlackRock Bond
      Income Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
      (same type, coupon and maturity) securities on a specified future date.
      Dollar rolls are accounted for as purchase and sale transactions;
      gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the period ended June 30, 2006 was approximately $312,467,540, $536,405,484 and
      $285,177,252 for the Western Asset Management Strategic Bond Opportunities
      Portfolio, Western Asset Management U.S. Government Portfolio and
      BlackRock Bond Income Portfolio, respectively.

      Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)


      "When-Issued" Securities:

      Purchasing securities "when-issued" is a forward commitment by a Portfolio to buy a security. The estimated amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

      Fund Concentration:

      The investments by FI International Stock Portfolio, Morgan Stanley EAFE
      Index Portfolio and Oppenheimer Global Equity Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of FI International Stock Portfolio, Morgan Stanley EAFE Index
      Portfolio and Oppenheimer Global Equity Portfolio. Foreign investments may also subject FI International Stock Portfolio, Morgan Stanley EAFE Index
      Portfolio and Oppenheimer Global Equity Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

      Credit and Market Risk:

      Western Asset Management High Yield Bond Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

      Estimates and Assumptions:

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes:

      It is the Fund's policy to comply with the requirements of the Internal
      Revenue Code of 1986, as amended, and regulations there-under, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the following Portfolios had capital loss carryovers.








              Total                 Expiring                   Expiring                     Expiring                 Expiring
           ------------- Expiring   12/31/12     Expiring      12/31/10       Expiring      12/31/08     Expiring    12/31/06
Portfolio                12/31/13   ----------   12/31/11    --------------   12/31/09    -------------  12/31/07    ----------
-----------             ------------          ---------------              ---------------             --------------

BlackRock $ 309,086,773                    0                  201,096,876                  104,064,382                      0
   Aggress                      0                        0                    1,188,639                  2,736,876
   Growth.ive           $          $          $             $              $             $             $            $
            129,763,906
BlackRock
   Diversified                  0          0             0    125,483,248     4,280,658              0           0          0

BlackRock   321,551,043
   Investm
   Trust..ent                   0          0    14,588,867    306,962,176             0              0           0          0

BlackRock
   Large
   Cap
   Value..    1,937,297         0          0             0        557,986     1,379,311              0           0          0

BlackRock
   Legacy
   Large
   Cap
   Growth.  224,315,221         0          0             0    205,405,850    18,909,371              0           0          0

BlackRock
   Money
   Market.       27,589     5,353      3,013           946          1,430        16,281            474          32         60

Capital
   Guardia   23,472,193
   U.S.
   Equity.n                     0          0             0     11,190,563    12,281,630              0           0          0







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)



                Total                     Expiring                   Expiring                     Expiring              Expiring
             -------------   Expiring     12/31/12     Expiring      12/31/10       Expiring      12/31/08   Expiring   12/31/06
Portfolio                    12/31/13    -----------   12/31/11    --------------   12/31/09     ----------- 12/31/07   ----------
-------------             ---------------           ---------------              ----------------           ------------
                            13,892,996                25,334,924                    30,063,873                      0
Davis
   Venture
   Value....$ 124,069,852 $             $ 4,821,033 $             $  49,957,026  $              $         0 $          $       0

FI             29,254,477
   Internati
   Stock....onal                     0            0            0     29,254,477              0            0         0          0
              706,797,053
FI Mid Cap
   Opportunities                     0            0   16,477,953    376,464,857    313,854,243            0         0          0

FI Value
   Leaders..    9,192,088            0            0    9,192,088              0              0            0         0          0

Harris
   Oakmark
   Large
   Cap Value    2,217,415            0      723,150    1,494,265              0              0            0         0          0

Lehman
   Brothers
   Aggregate
   Bond
   Index....    5,614,476    3,790,866      499,465            0        449,093        612,878      223,967    38,207          0

MFS Total
   Return...   23,435,321            0            0            0      5,467,027     13,005,887    4,962,407         0          0

Morgan
   Stanley
   EAFE
   Index....    1,410,854            0            0            0      1,410,854              0            0         0          0

T. Rowe
   Price
   Large
   Cap
   Growth...   24,763,122            0            0    4,593,031     16,388,306      3,781,785            0         0          0

T. Rowe
   Price
   Small
   Cap
   Growth...   29,159,749            0            0    9,886,767     19,272,982              0            0         0          0
                3,234,233
Western
   Asset
   Management
   U.S.
   Government                3,234,233            0            0              0              0            0         0          0

Zenith
   Equity...  149,347,303            0            0   14,363,795              0    134,983,508            0         0          0

      Dividends and Distributions to Shareholders:

      BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other
      Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.
      Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

      Expense Reductions:

      Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2. PURCHASES AND SALES:
      For the six months ended June 30, 2006, purchases and sales of securities
      (excluding short term investments) for each of the Portfolios were as follows:


                                              Purchases
                    ----------------------------------- Sales
                                 -                                   ------------------------------------
                                    U.S. U.S.
Portfolio                            Government           Other          Government
--------------------------------- ----------------------------------- ------------------      Other
                                 -                                   -                  -----------------
                                                        798,118,471                         589,094,522
BlackRock Aggressive Growth......$               0  $                $               0  $

BlackRock Bond Income............    3,628,079,976      548,648,013      3,419,531,279      233,749,425

BlackRock Diversified............    1,786,406,663      613,386,339      1,897,423,812      614,627,683

BlackRock Investment Trust.......                0      733,071,885                  0      868,138,494

BlackRock Large Cap Value........                0       64,077,021                  0       48,725,081

BlackRock Legacy Large Cap Growth                0      284,615,309                  0      326,690,069

BlackRock Strategic Value........                0      794,069,213                  0      832,522,359

Capital Guardian U.S. Equity.....                0      163,207,254                  0      139,063,962

Davis Venture Value..............                0      634,941,580                  0      355,139,561

FI International Stock...........                0      292,832,837                  0      243,310,483

FI Large Cap.....................                0      940,269,682                  0      590,771,412

FI Mid Cap Opportunities.........                0      842,216,919                  0      879,394,036

FI Value Leaders.................                0      939,046,551                  0      619,091,646

Franklin Templeton Small Cap
   Growth........................                0       60,131,862                  0       46,679,070

Harris Oakmark Focused Value.....                0      611,208,889                  0      546,248,048

Harris Oakmark Large Cap Value...                0       58,374,807                  0       46,826,644







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)



                                              Purchases
                   ------------------------------------ Sales
                                -                                    ------------------------------------
                                    U.S. U.S.
Portfolio                           Government           Other           Government
-------------------------------- ------------------------------------ ------------------      Other
                                -                                    -                  -----------------
                                                         548,928,405                        396,528,004
Jennison Growth.................$               0  $                 $               0  $

Lehman Brothers Aggregate Bond
   Index........................      137,355,795         33,994,344       122,763,121       14,246,591

Loomis Sayles Small Cap.........                0        177,084,104                 0      180,234,770

MetLife Aggressive Allocation...                0         53,464,466                 0       14,093,799

MetLife Conservative Allocation.                0         27,634,189                 0        4,817,374

MetLife Conservative to
   Moderate Allocation..........                0        114,218,460                 0       21,523,310

MetLife Moderate Allocation.....                0        303,488,105                 0       62,276,970

MetLife Moderate to Aggressive
   Allocation...................                0        280,549,857                 0       69,548,294

MetLife Mid Cap Stock Index.....                0         53,464,466                 0       14,093,799

MetLife Stock Index.............                0        273,809,840                 0      370,479,085

MFS Total Return................      502,023,975      1,049,674,960        84,742,429      197,156,522

Morgan Stanley EAFE Index.......                0         63,954,878                 0       41,845,871

Neuberger Berman Mid Cap Value..                0        277,547,196                 0      176,770,446

Oppenheimer Global Equity.......                0        911,836,390                 0      394,753,838

Russell 2000 Index..............                0        139,425,641                 0      127,413,590

T. Rowe Price Large Cap Growth..                0        373,608,456                 0      162,356,095

T. Rowe Price Small Cap Growth..                0        107,329,807                 0       77,448,424

Western Asset Management High
   Yield Bond ..................                0         53,311,107                 0       64,430,210

Western Asset Management
   Strategic Bond Opportunities.    2,422,658,752        449,213,530     2,398,626,461      161,881,569

Western Asset Management U.S.
   Government...................    4,343,867,223        471,185,713     4,431,155,242        2,733,236

Zenith Equity...................                0         40,137,204                 0       84,511,562

      Options Written:

      The BlackRock Bond Income Portfolio transactions in options written during the six months ended June 30, 2006 were as follows:


                                                                             Number of
Call Options                                                                 contracts      Premiums
-------------------------------------------------------------------------- --------------   received
                                                                          -              ---------------
                                                                                                51,195
Options outstanding December 31, 2005.....................................           94  $

Options written...........................................................          191         92,512

Options closed............................................................          (94)       (51,195)

Options expired...........................................................         (102)       (48,152)
                                                                           --------------
                                                                          -              ---------------
                                                                                                44,360
Options outstanding June 30, 2006.........................................           89  $
                                                                           ==============
                                                                          =              ===============

                                                                             Number of
Put Options                                                                  contracts      Premiums
-------------------------------------------------------------------------- --------------   received
                                                                          -              ---------------
                                                                                                50,628
Options outstanding December 31, 2005.....................................           94  $

Options written...........................................................          191         99,230

Options closed............................................................          (94)       (50,628)

Options expired...........................................................         (102)       (42,714)
                                                                           --------------
                                                                          -              ---------------
                                                                                                56,516
Options outstanding June 30, 2006.........................................           89  $
                                                                           ==============
                                                                          =              ===============







      The Western Asset Management Strategic Bond Opportunities Portfolio transactions in options written during the six months ended June 30, 2006 were as follows:


                                                                             Number of
Call Options                                                                 contracts      Premiums
-------------------------------------------------------------------------- --------------   received
                                                                          -              ---------------
                                                                                                     0
Options outstanding December 31, 2005.....................................            0  $

Options written...........................................................          470        114,214

Options closed............................................................         (358)       (90,618)

Options expired...........................................................            0              0
                                                                           --------------
                                                                          -              ---------------
                                                                                                23,596
Options outstanding June 30, 2006.........................................          112  $
                                                                           ==============
                                                                          =              ===============

                                                                             Number of
Put Options                                                                  contracts      Premiums
-------------------------------------------------------------------------- --------------   received
                                                                          -              ---------------
                                                                                                     0
Options outstanding December 31, 2005.....................................            0  $

Options written...........................................................          470        125,057

Options closed............................................................         (358)       (94,991)

Options expired...........................................................            0              0
                                                                           --------------
                                                                          -              ---------------
                                                                                                30,066
Options outstanding June 30, 2006.........................................          112  $
                                                                           ==============
                                                                          =              ===============







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)


3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
      Investment Management Agreements:

      MetLife Advisers is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates:


                                   Management
                  Portfolio Fees earned by Based on Portfolios
----------------------------------------------- MetLife Advisers Annual average daily net asset
                                                for the period ended       percentage                value levels
                                                    June 30, 2006        rates paid to     ---------------------------------
                                                ----------------------  MetLife Advisers
                                               -                      ---------------------
                                                                                           f the first $500 million
BlackRock Aggressive Growth.................   $           3,858,033              0.750%  O
                                                                                  0.700%  Of the next $500 million
                                                                                  0.650%  On amounts in excess of $1 billion
                                                                                           f the first $1 billion
BlackRock Bond Income.......................               2,376,417              0.400%  O
                                                                                  0.350%  Of the next $1 billion
                                                                                  0.300%  Of the next $1 billion
                                                                                  0.250%  On amounts in excess of $3 billion
                                                                                           f the first $500 million
BlackRock Diversified.......................               3,942,665              0.500%  O
                                                                                  0.450%  Of the next $500 million
                                                                                  0.400%  On amounts in excess of $1 billion
                                                                                           f the first $500 million
BlackRock Investment Trust..................               4,328,243              0.550%  O
                                                                                  0.500%  Of the next $500 million
                                                                                  0.450%  On amounts in excess of $1 billion
                                                                                           f the first $250 million
BlackRock Large Cap Value...................                 498,219              0.700%  O
                                                                                  0.650%  Of the next $500 million
                                                                                  0.600%  On amounts in excess of $750
                                                                                          million
                                                                                           f the first $1 billion
BlackRock Legacy Large Cap Growth...........               1,931,047              0.730%  O
                                                                                  0.650%  On amounts in excess of $1 billion
                                                                                           f the first $1 billion
BlackRock Money Market......................               1,510,093              0.350%  O
                                                                                  0.300%  Of the next $1 billion
                                                                                  0.250%  On amounts in excess of $2 billion
                                                                                           f the first $500 million
BlackRock Strategic Value...................               4,104,909              0.850%  O
                                                                                  0.800%  Of the next $500 million
                                                                                  0.750%  On amounts in excess of $1 billion
                                                                                           f the first $200 million
Capital Guardian U.S. Equity................               1,779,358              0.700%  O
                                                                                  0.650%  Of the next $300 million
                                                                                  0.600%  Of the next $1.5 billion
                                                                                  0.550%  On amounts in excess of $2 billion
                                                                                           f the first $1 billion
Davis Venture Value.........................              11,850,445              0.750%  O
                                                                                  0.700%  Of the next $2 billion
                                                                                  0.675%  On amounts in excess of $3 billion
                                                                                           f the first $500 million
FI International Stock......................               2,506,950              0.860%  O
                                                                                  0.800%  Of the next $500 million
                                                                                  0.750%  On amounts in excess of $1 billion
                                                                                           f the first $100 million
FI Mid Cap Opportunities....................               3,538,288              0.750%  O
                                                                                  0.700%  Of the next $400 million
                                                                                  0.650%  On amounts in excess of $500
                                                                                          million
                                                                                           f the first $200 million
FI Value Leaders............................               2,395,289              0.700%  O
                                                                                  0.650%  Of the next $300 million
                                                                                  0.600%  Of the next $1.5 billion
                                                                                  0.550%  On amounts in excess of $2 billion
                                                                                           f the first $250 million
FI Large Cap(a).............................                 810,773              0.800%  O
                                                                                  0.750%  Of the next $500 million
                                                                                  0.700%  On amounts in excess of $750
                                                                                          million
                                                                                           f the first $500 million
Franklin Templeton Small Cap Growth.........                 544,967              0.900%  O
                                                                                  0.850%  On amounts in excess of $500
                                                                                          million
                                                                                           f the first $1 billion
Harris Oakmark Focused Value................               7,111,479              0.750%  O
                                                                                  0.700%  On amounts in excess of $1 billion
                                                                                           f the first $250 million
Harris Oakmark Large Cap Value..............               2,193,824              0.750%  O
                                                                                  0.700%  On amounts in excess of $250
                                                                                          million

Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)



                                   Management
                  Portfolio Fees earned by Based on Portfolios
----------------------------------------------- MetLife Advisers Annual average daily net asset
                                                for the period ended       percentage                value levels
                                                    June 30, 2006        rates paid to     ---------------------------------
                                                ----------------------  MetLife Advisers
                                               -                      ---------------------
                                                                                           f the first $200 million
Jennison Growth.............................   $           3,492,191              0.700%  O
                                                                                  0.650%  Of the next $300 million
                                                                                  0.600%  Of the next $1.5 billion
                                                                                  0.550%  On amounts in excess of $2 billion
                                                                                           f all assets
Lehman Brothers Aggregate Bond Index........               1,334,106              0.250%  O
                                                                                           f the first $500 million
Loomis Sayles Small Cap.....................               2,104,035              0.900%  O
                                                                                  0.850%  On amounts in excess of $500
                                                                                          million
                                                                                           f all assets
MetLife Aggressive Allocation(b)............                  13,166              0.100%  O
                                                                                           f all assets
MetLife Conservative Allocation(b)..........                  12,032              0.100%  O
                                                                                           f all assets
MetLife Conservative to Moderate Allocation(b)                49,389              0.100%  O
                                                                                           f all assets
MetLife Moderate Allocation(b)..............                 109,580              0.100%  O
                                                                                           f all assets
MetLife Moderate to Aggressive Allocation(b)                  85,841              0.100%  O
                                                                                           f all assets
MetLife Mid Cap Stock Index.................                 548,666              0.250%  O
                                                                                           f all assets
MetLife Stock Index.........................               6,282,940              0.250%  O
                                                                                           f the first $250 million
MFS Total Return(c).........................               2,496,700              0.600%  O
                                                                                  0.550%  Of the next $500 million
                                                                                  0.500%  On amounts in excess of $750
                                                                                          million
                                                                                           f all assets
Morgan Stanley EAFE Index...................                 752,818              0.300%  O
                                                                                           f the first $100 million
Neuberger Berman Mid Cap Value..............               2,631,098              0.700%  O
                                                                                  0.675%  Of the next $250 million
                                                                                  0.650%  Of the next $500 million
                                                                                  0.625%  Of the next $750 million
                                                                                  0.600%  On amounts in excess of $1.6
                                                                                          billion
                                                                                           f the first $50 million
Oppenheimer Global Equity...................               1,245,929              0.900%  O
                                                                                  0.550%  Of the next $50 million
                                                                                  0.500%  Of the next $400 million
                                                                                  0.475%  On amounts in excess of $500
                                                                                          million
                                                                                           f all assets
Russell 2000 Index..........................                 578,281              0.250%  O
                                                                                           f the first $50 million
T. Rowe Price Large Cap Growth..............               1,375,523              0.650%  O
                                                                                  0.600%  On amounts in excess of $50
                                                                                          million
                                                                                           f the first $100 million
T. Rowe Price Small Cap Growth..............               1,007,903              0.550%  O
                                                                                  0.500%  Of the next $300 million
                                                                                  0.450%  On amounts in excess of $400
                                                                                          million
                                                                                           f the first $50 million
Western Asset Management High Yield Bond(d).                  82,064              0.540%  O
                                                                                  0.430%  On amounts in excess of $50
                                                                                          million
                                                                                           f the first $500 million
Western Asset Management Strategic Bond
   Opportunities............................               1,716,991              0.650%  O
                                                                                  0.550%  On amounts in excess of $500
                                                                                          million
                                                                                           f the first $500 million
Western Asset Management U.S. Government....               2,113,380              0.550%  O
                                                                                  0.450%  On amounts in excess of $500
                                                                                          million
                                                                                           f all assets
Zenith Equity(e)............................                       0              0.000%  O

            (a) Prior to May 1, 2006, $653,698 was paid to Travelers Asset
            Management International Company LLC, ("TAMIC"), the previous adviser.

            (b) The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund and Series of Met Investors
            Series Trust (the "Underlying Portfolios"). In addition to the above
            Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

            (c) Prior to May 1, 2006, the advisory fee rate for MFS Total Return was at the annual rate of 0.50% of the Portfolio's average daily net assets.

            (d) Prior to May 1, 2006, $171,063 was paid to TAMIC, the previous adviser.
            (e) The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund (the "Zenith Underlying
            Portfolios"). The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays
            MetLife Advisers an investment advisory fee through its investments in the Zenith Underlying Portfolios.

      Certain officers and directors of the Fund may also be officers of MetLife
      Advisers; however, such officers and directors receive no compensation from the Fund.

      MetLife Advisers has entered into an investment subadvisory agreement with MetLife the investment subadviser for MetLife Stock Index, Lehman Brothers
      Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index and
      MetLife Mid Cap Stock Index (the "Index Portfolios"). MetLife Advisers pays MetLife an investment subadvisory fee for each such Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)




                                                                                                    Fees earned by
Portfolio                                                                                          MetLife for the
------------------------------------------------------------------------------------------  six months ended June 30, 2006
                                                                                           ---------------------------------
                                                                                          -

Lehman Brothers Aggregate Bond Index.................................................     $                       128,074

MetLife Mid Cap Stock Index..........................................................                              50,477

MetLife Stock Index..................................................................                             578,030

Morgan Stanley EAFE Index............................................................                              57,716

Russell 2000 Index...................................................................                              53,202

      MetLife Advisors has entered into subadvisory contracts with other investment management firms. Please refer to the Fund's Prospectus for information relating to these contracts.

      From January 1, 2006 through April 30, 2006, the Travelers Insurance
      Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acted as the Portfolio administrator for the FI Large Cap and Western Asset
      Management High Yield Portfolios. As compensation for its services, the Portfolios paid TIC an administration fee calculated at the annual rate of 0.06% of each Portfolio's average daily net assets. The fee was calculated daily and paid monthly.

      Service and Distribution Fees:

      The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund's Class B, D, E and F shares. Under the Distribution Plans, the Class B, D, E and F shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting or selling, and servicing, the Class B, D, E and F shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio's shares are calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% per year for Class
      D shares, 0.15% per year for the Class E shares and 0.20% per year for the Class F shares. Amounts paid by each Portfolio for the six months ended
      June 30, 2006 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

      Expense Agreement:

      Pursuant to an expense agreement relating to each class of FI Large Cap, MetLife Conservative Allocation, MetLife Conservative to Moderate
      Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive
      Allocation, MetLife Aggressive Allocation and Western Asset Management
      High Yield Bond, MetLife Advisers has agreed, from May 1, 2006 to April
      30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset
      Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. Pursuant to the expense agreement, no class of FI Large Cap or Western Asset Management High Yield
      Bond is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are as follows:







                                                                           Expense Limit Agreement
                                                                    --------------------------------------
                                                                   -
                                                                      Class A                   Class E
Portfolio                                                           ------------   Class B    ------------
--------------------------------------------------------------------            --------------

FI Large Cap.......................................................      0.95%        1.30%        1.10%

MetLife Conservative Allocation....................................      0.10%        0.35%        0.25%

MetLife Conservative to Moderate Allocation........................      0.10%        0.35%        0.25%

MetLife Moderate Allocation........................................      0.10%        0.35%        0.25%

MetLife Moderate to Aggressive Allocation..........................      0.10%        0.35%        0.25%

MetLife Aggressive Allocation......................................      0.10%        0.35%        0.25%

Western Asset Management High Yield Bond...........................      1.25%        1.50%        1.40%







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)


      As of June 30, 2006, the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:


                                                                           Expenses Deferred in
                                                                   -------------------------------------
                                                                  -
                                                                      2002                     2005
                                                                   ------------    2003     ------------
                                                                  -            -------------

                                                                       (Subject to repayment until
                                                                              December 31,)
                                                                   -------------------------------------
                                                                  -
                                                                      2007                     2010
Portfolio                                                          ------------    2006     ------------
-------------------------------------------------------------------            -------------
                                                                                    39,953
Franklin Templeton Small Cap Growth...............................          --  $                     --

BlackRock Large Cap Value.........................................$    40,701            --           --
                                                                                                39,997
MetLife Conservative Allocation...................................          --            -- $

MetLife Conservative to Moderate Allocation.......................          --            --      47,344

MetLife Moderate Allocation.......................................          --            --      55,419

MetLife Moderate to Aggressive Allocation.........................          --            --      52,400

MetLife Aggressive Allocation.....................................          --            --      38,508

      For the six months ended June 30, 2006, MetLife Advisers recovered $13,000 from BlackRock Large Cap Value and $39,505 from Franklin Templeton Small
      Cap Growth.

      Management Fee Waivers:

      Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under "Investment Management Agreements" for each class of the Portfolios listed below as follows:


                                                                  Annual Percentage
                                                                    Rate Reduction     Average Daily Net
Portfolio                                                       -----------------------   Asset Value
---------------------------------------------------------------                             Levels
                                                               -                       -----------------
                                                                              0.025%   Over $1 billion and
BlackRock Bond Income..........................................                        less than $2 billion
                                                                              0.005%   First $500
BlackRock Money Market.........................................                        million
                                                                              0.015%   Next $500 million
                                                                                        ll Assets
Loomis Sayles Small Cap........................................               0.050%   A
                                                                                        ll Assets
Lehman Brothers Aggregate Bond Index...........................               0.006%   A
                                                                                        ll Assets
MetLife Mid Cap Stock Index....................................               0.007%   A
                                                                                        ll Assets
MetLife Stock Index............................................               0.007%   A
                                                                                        ll Assets
Morgan Stanley EAFE Index......................................               0.007%   A
                                                                                        ll Assets
Russell 2000 Index.............................................               0.007%   A
                                                                                        irst $50 million
T. Rowe Price Large Cap Growth.................................               0.015%   F

      Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T.
      Rowe Price for the Fund and Met Investor Series Trust ("MIST"), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife
      Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe
      Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

      If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next
      $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.
      Amounts waived for the period ended June 30, 2006 are shown as management fee waiver in the Statement of Operations of the respective Portfolios.







4. SECURITIES LENDING:
      The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios' behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception.
      Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio an affiliate of the custodian, which invests in a variety of high quality U.S.
      dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 2006 are footnoted in the Schedule of Investments.

5. REGULATORY MATTERS:
      Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company ("General American").
      As previously reported, in May 2004, General American received a so-called
      "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells
      Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6. ACQUISITIONS:
      On May 1, 2006, MFS Total Return acquired all of the assets of the MFS
      Total Return Portfolio ("TST MFS Total Return"), a series of the Travelers
      Series Trust (the "TST"), pursuant to a certain plan of reorganization.
      The acquisition was accomplished by a tax free exchange of 8,939,065 Class
      F shares of MFS Total Return (valued at $1.3 billion) in exchange for 77,490,667 shares of TST MFS Total Return (valued at $1.3 billion).

      The Aggregate net assets of MFS Total Return and TST MFS Total Return immediately before the acquisition were $522,485,998 and $1,285,437,558, respectively. The aggregate net assets of MFS Total Return immediately after the acquisition were $1,807,923,556, which includes $85,034,684 of acquired net unrealized appreciation on investments.

      On May 1, 2006, FI Value Leaders acquired all of the assets of the Equity
      Income Portfolio ("TST Equity Income"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 1,873,171 Class D shares of FI Value Leaders (valued at
      $375.7 million) in exchange for 22,734,712 shares of TST Equity Income
      (valued at $375.7 million).

      The Aggregate net assets of FI Value Leaders and TST Equity Income immediately before the acquisition were $649,755,952 and $375,664,416, respectively. The aggregate net assets of FI Value Leaders immediately after the acquisition were $1,025,420,368, which includes $29,953,123 of acquired net unrealized appreciation on investments.

      On May 1, 2006, BlackRock Aggressive Growth acquired all of the assets of the MFS Mid Cap Growth Portfolio ("TST MFS Mid Cap Growth"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 13,830,963 Class D shares of BlackRock Aggressive Growth (valued at $333.6 million) in exchange for 40,994,723 shares of TST MFS Mid Cap Growth (valued at $333.6 million).

      The Aggregate net assets of BlackRock Aggressive Growth and TST MFS Mid
      Cap Growth immediately before the acquisition were $1,006,282,507 and $333,602,824, respectively. The aggregate net assets of BlackRock
      Aggressive Growth immediately after the acquisition were $1,339,885,331, which includes $51,333,449 of acquired net unrealized appreciation on investments.

      On May 1, 2006, Western Asset Management Strategic Bond Opportunities acquired all of the assets of the Salomon Brothers Strategic Total Return
      Bond Portfolio ("TST Salomon Brothers Strategic Total Return Bond"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 984,206 Class A shares of Western Asset Management Strategic Bond Opportunities (valued at
      $11.8 million) in exchange for 1,154,284 shares of TST Salomon Brothers
      Strategic Total Return Bond (valued at $11.8 million).

      The Aggregate net assets of Western Asset Management Strategic Bond
      Opportunities and TST Salomon Brothers Strategic Total Return Bond immediately before the acquisition were $553,599,853 and $11,751,423, respectively. The aggregate net assets of Western Asset Management
      Strategic Bond Opportunities immediately after the acquisition were $565,351,276, which includes $144,463 of acquired net unrealized depreciation on investments.

      On May 1, 2006, Western Asset Management U.S. Government acquired all of the assets of the U.S. Government Securities Portfolio ("TST U.S.
      Government Securities"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 20,242,397 Class A shares of Western Asset Management U.S. Government
      (valued at $238.3 million) in exchange for 20,015,014 shares of TST U.S.
      Government Securities (valued at $238.3 million).

      The Aggregate net assets of Western Asset Management U.S. Government and
      TST U.S. Government Securities immediately before the acquisition were $770,014,490 and $238,253,010, respectively. The aggregate net assets of Western Asset Management U.S. Government immediately after the acquisition were $1,008,267,500, which includes $7,767,240 of acquired net unrealized depreciation on investments.

      On May 1, 2006, Capital Guardian U.S. Equity acquired all of the assets of the Van Kampen Enterprise Portfolio ("TST Van Kampen Enterprise"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 5,107,411 Class A shares of Capital Guardian U.S. Equity (valued at $65.4 million) in exchange for 5,056,286 shares of TST Van Kampen Enterprise (valued at
      $65.4 million).

      The Aggregate net assets of Capital Guardian U.S. Equity and TST Van
      Kampen Enterprise immediately before the acquisition were $529,189,220 and $65,374,861, respectively. The aggregate net assets of Capital Guardian
      U.S. Equity immediately after the acquisition were $594,564,081, which includes $10,832,789 of acquired net unrealized appreciation on investments.

      On May 1, 2006, MetLife Aggressive Allocation acquired all of the assets of the Managed Allocation Series: Aggressive Portfolio ("TST Managed
      Allocation Series Aggressive"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 631,555 Class B shares of MetLife Aggressive Allocation
      (valued at $7.2 million) in exchange for 704,820 shares of TST Managed
      Allocation Series Aggressive (valued at $7.2 million).

      The Aggregate net assets of MetLife Aggressive Allocation and TST Managed
      Allocation Series Aggressive immediately before the acquisition were $28,961,817 and $7,224,995, respectively. The aggregate net assets of MetLife Aggressive Allocation immediately after the acquisition were $36,186,812, which includes $346,217 of acquired net unrealized depreciation on investments.

      On May 1, 2006, MetLife Conservative Allocation acquired all of the assets of the Managed Allocation Series: Conservative Portfolio ("TST Managed
      Allocation Series Conservative"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 466,162 Class B shares of MetLife Conservative Allocation
      (valued at $4.7 million) in exchange for 476,617 shares of TST Managed
      Allocation Series Conservative (valued at $4.7 million).

      The Aggregate net assets of MetLife Conservative Allocation and TST
      Managed Allocation Series Conservative immediately before the acquisition were $25,277,058 and $4,666,278, respectively. The aggregate net assets of MetLife Conservative Allocation immediately after the acquisition were $29,943,336, which includes $204,895 of acquired net unrealized depreciation on investments.

      On May 1, 2006, MetLife Conservative to Moderate Allocation acquired all of the assets of TST Managed Allocation Series: Moderate-Conservative
      Portfolio ("TST Managed Allocation Series Moderate-Conservative"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 546,716 Class B shares of MetLife Conservative to Moderate Allocation (valued at $5.7 million) in exchange for 576,108 shares of TST Managed Allocation Series
      Moderate-Conservative (valued at $5.7 million).

      The Aggregate net assets of MetLife Conservative to Moderate Allocation and TST Managed Allocation Series Moderate-Conservative immediately before the acquisition were $111,144,843 and $5,691,315, respectively. The aggregate net assets of MetLife Conservative to Moderate Allocation immediately after the acquisition were $116,836,158, which includes
      $248,887 of acquired net unrealized depreciation on investments.

      On May 1, 2006, MetLife Moderate Allocation acquired all of the assets of
      Managed Allocation Series: Moderate Portfolio ("TST Managed Allocation
      Series Moderate"), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 3,184,564 Class B shares of MetLife Moderate Allocation (valued at $34.4 million) in exchange for 3,378,059 shares of TST Managed Allocation Series
      Moderate (valued at $34.4 million).

      The Aggregate net assets of MetLife Moderate Allocation and TST Managed
      Allocation Series Moderate immediately before the acquisition were $237,713,082 and $34,361,445, respectively. The aggregate net assets of MetLife Moderate Allocation immediately after the acquisition were $272,074,527, which includes $1,539,550 of acquired net unrealized depreciation on investments.

      On May 1, 2006, MetLife Moderate to Aggressive Allocation acquired all of the assets of Managed Allocation Series: Moderate-Aggressive Portfolio
      ("TST Managed Allocation Series Moderate-Aggressive"), a series of the
      TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 3,452,195 Class B shares of MetLife
      Moderate to Aggressive Allocation (valued at $38.6 million) in exchange for 3,783,396 shares of TST Managed Allocation Series Moderate-Aggressive
      (valued at $38.6 million).

      The Aggregate net assets of MetLife Moderate to Aggressive Allocation and
      TST Managed Allocation Series Moderate-Aggressive immediately before the acquisition were $185,436,672 and $38,561,019, respectively. The aggregate net assets of MetLife Moderate to Aggressive Allocation immediately after the acquisition were $223,997,691, which includes $1,812,380 of acquired net unrealized depreciation on investments.

      On May 1, 2006, MetLife Mid Cap Stock Index acquired all of the assets of
      Tactical Aggressive Stock Account for Variable Annuities ("Tactical
      Aggressive Stock Account"), a stand-alone managed separate account, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 263,230 Class A shares of MetLife
      Mid Cap Stock Index (valued at $3.8 million) in exchange for 527,703 units of Tactical Aggressive Stock Account (valued at $3.8 million).

      The Aggregate net assets of MetLife Mid Cap Stock Index and Tactical
      Aggressive Stock Account immediately before the acquisition were $464,394,626 and $3,819,469, respectively. The aggregate net assets of MetLife Mid Cap Stock Index immediately after the acquisition were $468,214,095.

      On May 1, 2006, MetLife Stock Index acquired all of the assets of Tactical
      Growth & Income Stock Account for Variable Annuities ("Tactical Growth &
      Income Stock Account"), a stand-alone managed separate account, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 94,991 Class A shares of MetLife Stock Index (valued at $3.1 million) in exchange for 682,989 units of Tactical Growth & Income
      Stock Account (valued at $3.1 million).

      The Aggregate net assets of MetLife Stock Index and Tactical Growth &
      Income Stock Account immediately before the acquisition were $5,185,087,947 and $3,147,991, respectively. The aggregate net assets of MetLife Stock Index immediately after the acquisition were $5,188,235,938.

      On May 1, 2006, BlackRock Bond Income acquired all of the assets of the Travelers Managed Income Portfolio ("TST Managed Income") and Travelers
      Quality Bond Portfolio ("TST Quality Bond"), each a series of the TST, and
      Travelers Quality Bond Account for Variable Annuities ("Travelers Quality
      Bond Account"), a stand-alone managed separate account, pursuant to certain plans of reorganization. The acquisitions were accomplished by tax free exchanges of 2,439,488 Class A shares of BlackRock Bond Income
      (valued at $252.3 million) and 2,526,230 Class E shares of BlackRock Bond
      Income (valued at $259.8 million) in exchange for 24,172,179 shares of TST
      Managed Income (valued at $259.8 million); 15,934,504 shares of TST
      Quality Bond (valued at $167.0 million); and 11,764,315 units of Travelers
      Quality Bond Account (valued at $85.3 million).

      The Aggregate net assets of BlackRock Bond Income, TST Managed Income, TST
      Quality Bond and Travelers Quality Bond Account immediately before the acquisition were $1,054,585,463; $259,797,530; $166,977,575 and
      $85,338,711, respectively. The aggregate net assets of BlackRock Bond
      Income immediately after the acquisition were $1,566,699,279, which includes $17,849,047 of acquired net unrealized depreciation on investments.

      On May 1, 2006, BlackRock Money Market acquired all of the assets of the Money Market Portfolio ("Money Market"), a stand-alone open-end investment company, and the Travelers Money Market Account for Variable Annuities
      ("Travelers Money Market Account") and Tactical Short-Term Bond Account for Variable Annuities ("Tactical Short-Term Bond Account"), each a stand-alone managed separate account, pursuant to certain plans of reorganization. The acquisitions were accomplished by tax free exchanges of 4,077,138 Class A shares of BlackRock Money Market (valued at $407.7 million) in exchange for 341,139,656 shares of Money Market (valued at $341.1 million); 22,750,456 units of Travelers Money Market Account
      (valued at $63.6 million) and 2,004,149 units of Tactical Short-Term Bond
      Account (valued at $3.0 million).

      The Aggregate net assets of BlackRock Money Market, Money Market,
      Travelers Money Market Account and Tactical Short-Term Bond Account immediately before the acquisition were $745,722,395; $341,139,656;
      $63,550,864 and $3,023,323, respectively. The aggregate net assets of BlackRock Money Market immediately after the acquisition were $1,153,436,238.







Metropolitan Series Fund, Inc.

Notes to Financial Statements--June 30, 2006--(Unaudited)(Continued)

      On May 1, 2006, FI Large Cap succeeded to the operations of the Large Cap
      Portfolio, a former series of the TST, pursuant to a certain plan of reorganization. In addition, on May 1, 2006, FI Large Cap acquired all of the assets of Strategic Equity Portfolio ("TST Strategic Equity"), a series of the TST, also pursuant to such plan of reorganization. The aforementioned reorganizations were accomplished by a tax free exchange of 47,037,145 Class A shares of FI Large Cap (valued at $694.2 million) in exchange for 17,347,354 shares of the Large Cap Portfolio (valued at $256.0 million) and 29,689,791 shares of TST Strategic Equity (valued at
      $438.2 million).

      The Aggregate net assets of FI Large Cap, Large Cap Portfolio and TST
      Strategic Equity immediately before the aforementioned reorganizations were $0, $255,984,315 and $438,221,310, respectively. The aggregate net assets of FI Large Cap immediately after the aforementioned reorganizations were $694,205,625, which includes $21,765,902 of acquired net unrealized appreciation on investments.

      On May 1, 2006, Western Asset Management High Yield Bond succeeded to the operations of the High Yield Bond Trust, a stand-alone open-end investment company. The reorganization was accomplished by a tax free exchange of 12,501,517 Class A shares of Western Asset Management High Yield Bond
      (valued at $120.0 million) in exchange for 12,501,517 shares of High Yield
      Bond Trust (valued at $120.0 million).

      The Aggregate net assets of Western Asset Management High Yield Bond and
      High Yield Bond Trust immediately before the reorganization were $0 and $120,017,036, respectively. The aggregate net assets of Western Asset
      Management High Yield Bond immediately after the reorganization were $120,017,036 , which includes $652,267 of acquired net unrealized appreciation on investments.

7. SUBSEQUENT EVENT:
      On February 15, 2006, BlackRock, Inc. ("BlackRock"), the parent company of
      BlackRock Advisors, Inc., and Merrill Lynch & Co., Inc. ("Merrill Lynch"), announced that they had reached an agreement pursuant to which Merrill
      Lynch will contribute its investment management business, Merrill Lynch
      Investment Managers ("MLIM"), to BlackRock. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, BlackRock and Merrill Lynch expect the transaction to be completed on or about October 2, 2006. Under the Investment Company Act of
      1940, consummation of the transaction may be deemed to be a change of control of BlackRock, which would result in the assignment of BlackRock
      Advisors, Inc.'s subadvisory agreements with BlackRock Investment Trust
      Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap
      Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic
      Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income
      Portfolio and BlackRock Money Market Portfolio (the "BlackRock
      Portfolios"), and the termination of those agreements. Therefore, in connection with the transaction, the Board will be asked to approve new subadvisory agreements for the BlackRock Portfolios.





Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)


At a Special Meeting of Shareholders of the MFS Investors Trust Portfolio, held on April 12, 2006 the Portfolio's shareholders voted for the following proposal:


                                                                For                           Abstain
                                                          -----------------    Against     ---------------      Total
                                                         -                 ----------------               ------------------
                                                           12,279,801.201     222,422.355    497,597.136    12,999,820.692
 1.  To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of MFS Investors Trust Portfolio by Legg
     Mason Value Equity Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Legg Mason Value Equity and the assumption by
     Legg Mason Value Equity of the liabilities of MFS Investors Trust. The Plan also provides for distribution of these shares of Legg Mason Value Equity to shareholders of MFS Investors Trust in liquidation and subsequent termination of MFS Investors Trust.

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the
Fund's shareholders voted for the following proposals:


                                                             For                              Abstain
                                                      -------------------      Against       ----------        Total
                                                     -                   --------------------          ---------------------
                                                       1,162,507,515.434   36,975,992.620        0.000   1,199,483,508.054
 1.  To elect Hugh C. McHaffie as a member of the Board of Directors of the
     Fund.
                                                       1,162,516,556.250   36,966,951.804        0.000   1,199,483,508.054
 2.  To elect Arthur G. Typermass as a member of the Board of Directors of the
     Fund.
                                                       1,162,529,651.302   36,953,856.752        0.000   1,199,483,508.054
 3.  To elect Steve A. Garban as a member of the Board of Directors of the Fund.
                                                       1,163,128,395.649   36,358,112.405        0.000   1,199,483,508.054
 4.  To elect Linda B. Strumpf as a member of the Board of Directors of the
     Fund.
                                                       1,162,548,688.911   36,934,810.143        0.000   1,199,483,508.054
 5.  To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.
                                                       1,160,935,132.749   38,548,375.305        0.000   1,199,483,508.054
 6.  To elect H. Jesse Arnelle as a member of the Board of Directors of the
     Fund.
                                                       1,163,057,994.683   36,425,513.371        0.000   1,199,483,508.054
 7.  To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.
                                                       1,162,429,534.962   37,053,973.092        0.000   1,199,483,508.054
 8.  To elect John T. Ludes as a member of the Board of Directors of the Fund.
                                                       1,163,069,195.905   36,414,312.149        0.000   1,199,483,508.054
 9.  To elect Frances M. Hawk as a member of the Board of Directors of the Fund.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of BlackRock Aggressive Growth Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       39,584,660.901    1,424,054.780    1,599,682.298     42,608,397.979
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       40,046,079.650    1,180,748.821    1,381,569.508     42,608,397.979
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       39,972,866.361    1,356,213.204    1,279,318.414     42,608,397.979
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       39,802,405.658    1,466,797.062    1,339,195.259     42,608,397.979
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       39,873,188.603    1,408,934.096    1,326,275.280     42,608,397.979
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       40,028,389.252    1,258,096.068    1,321,912.659     42,608,397.979
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       39,976,713.564    1,263,160.095    1,368,524.320     42,608,397.979
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       39,951,619.288    1,354,755.559    1,302,023.132     42,608,397.979
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                       39,824,761.804    1,449,519.674    1,334,116.501     42,608,397.979
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of BlackRock Diversified Portfolio, held on
April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                           For                              Abstain
                                                    ------------------     Against      ----------------       Total
                                                   -                  ------------------                --------------------
                                                      102,030,148.834   3,412,399.059    4,111,941.779     109,554,489.672
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                      103,078,915.269   2,807,163.183    3,668,411.220     109,554,489.672
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                      102,906,049.918   3,053,499.898    3,594,939.856     109,554,489.672
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                      102,491,143.128   3,478,038.629    3,585,307.915     109,554,489.672
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                      102,594,977.644   3,311,688.141    3,647,823.887     109,554,489.672
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                      103,124,092.528   2,887,780.507    3,542,616.637     109,554,489.672
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                      103,138,580.173   2,811,139.783    3,604,769.716     109,554,489.672
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                      102,613,138.232   3,392,511.791    3,548,839.649     109,554,489.672
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                      102,727,005.644   3,275,304.954    3,552,179.074     109,554,489.672
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of BlackRock Investment Trust Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       57,970,044.672    2,333,184.574    2,824,085.623     63,127,314.869
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       58,647,612.693    2,020,133.023    2,459,569.153     63,127,314.869
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       58,700,928.309    2,006,061.663    2,420,324.897     63,127,314.869
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       58,320,466.105    2,337,676.988    2,469,171.776     63,127,314.869
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       58,467,330.289    2,205,367.650    2,454,616.930     63,127,314.869
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       58,681,972.061    1,995,499.541    2,449,843.267     63,127,314.869
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       58,621,412.940    2,045,825.889    2,460,076.040     63,127,314.869
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       58,325,341.826    2,385,854.703    2,416,118.340     63,127,314.869
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                       58,394,353.429    2,198,123.898    2,534,837.542     63,127,314.869
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of BlackRock Large Cap Value Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                                 For                          Abstain
                                                           ----------------    Against     ---------------      Total
                                                          -                ----------------               ------------------
                                                            9,859,620.934     437,649.552    236,208.871    10,533,479.357
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                            9,937,064.273     328,439.998    267,975.086    10,533,479.357
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                            9,852,597.562     412,906.709    267,975.086    10,533,479.357
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                            9,847,968.068     424,561.537    260,949.752    10,533,479.357
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                            9,897,232.444     394,369.785    241,877.128    10,533,479.357
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                            9,894,966.269     386,500.704    252,012.384    10,533,479.357
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                            9,913,434.664     368,032.309    252,012.384    10,533,479.357
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                            9,862,463.929     416,774.703    254,240.725    10,533,479.357
 8.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of BlackRock Strategic Value Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       48,811,888.644    1,665,778.900    1,232,313.243     51,709,980.787
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       49,250,368.929    1,302,959.486    1,156,652.372     51,709,980.787
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       49,198,531.607    1,410,559.959    1,100,889.221     51,709,980.787
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       48,911,424.483    1,655,036.323    1,143,519.981     51,709,980.787
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       49,093,900.469    1,498,718.210    1,117,362.108     51,709,980.787
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       49,236,191.291    1,357,213.378    1,116,576.118     51,709,980.787
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       49,214,152.932    1,357,392.758    1,138,435.097     51,709,980.787
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       49,026,180.040    1,555,311.652    1,128,489.095     51,709,980.787
 8.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of FI International Stock Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       38,015,683.339    1,320,238.392    1,291,083.590     40,627,005.321
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       38,436,358.991    1,064,770.419    1,125,875.911     40,627,005.321
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       38,319,742.713    1,146,315.273    1,160,947.335     40,627,005.321
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       38,259,002.020    1,208,399.405    1,159,603.896     40,627,005.321
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       38,320,141.499    1,150,620.394    1,156,243.428     40,627,005.321
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       38,522,563.054    1,002,931.402    1,101,510.865     40,627,005.321
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       38,510,000.093    1,053,551.308    1,063,453.920     40,627,005.321
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       38,292,618.676    1,226,912.382    1,107,474.263     40,627,005.321
 8.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of FI Mid Cap Opportunities Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       53,419,673.412    2,269,776.441    1,879,582.674     57,569,032.527
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       53,837,143.132    1,909,800.613    1,822,088.782     57,569,032.527
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       53,536,903.780    2,222,681.852    1,809,446.895     57,569,032.527
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       53,452,218.565    2,322,047.299    1,794,766.663     57,569,032.527
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       53,631,355.517    2,146,483.982    1,791,193.028     57,569,032.527
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       54,008,448.451    1,808,271.874    1,752,312.202     57,569,032.527
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       53,987,722.550    1,694,134.303    1,887,175.674     57,569,032.527
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       54,083,622.196    1,742,097.132    1,743,313.199     57,569,032.527
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                       53,822,980.259    1,894,063.363    1,851,988.905     57,569,032.527
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of Franklin Templeton Small Cap Growth
Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                                For                           Abstain
                                                          -----------------    Against     ---------------      Total
                                                         -                 ----------------               ------------------
                                                           10,185,770.887     240,755.926    258,004.650    10,684,531.463
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                           10,194,269.249     142,028.331    348,233.883    10,684,531.463
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                           10,189,503.519     146,794.061    348,233.883    10,684,531.463
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                           10,153,713.664     190,230.346    340,587.453    10,684,531.463
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                           10,203,581.881     124,857.904    356,091.678    10,684,531.463
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                           10,242,124.780      86,792.450    355,614.233    10,684,531.463
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                           10,234,194.701     104,407.439    345,929.323    10,684,531.463
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                           10,200,923.566     109,747.760    373,860.137    10,684,531.463
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                           10,228,645.556     118,632.845    337,253.062    10,684,531.463
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of Harris Oakmark Large Cap Value
Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       41,915,053.143    1,236,429.725    1,004,890.890     44,156,373.758
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       42,166,338.898    1,089,392.995      900,641.865     44,156,373.758
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       42,213,095.529    1,057,758.225      885,520.004     44,156,373.758
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       41,961,726.965    1,317,084.443      877,562.350     44,156,373.758
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       42,067,509.790    1,218,537.882      870,326.086     44,156,373.758
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       42,240,022.137    1,042,073.704      874,277.917     44,156,373.758
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       42,171,066.207    1,050,563.549      934,744.002     44,156,373.758
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       42,134,126.113    1,111,608.903      910,638.742     44,156,373.758
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                       42,064,107.055    1,199,026.988      893,239.715     44,156,373.758
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of Lehman Brothers Aggregate Bond Index
Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       89,988,377.019    3,088,030.078    2,575,339.981     95,651,747.078
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       91,210,643.905    2,241,480.349    2,199,622.824     95,651,747.078
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       90,886,745.054    2,420,956.301    2,344,045.723     95,651,747.078
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       90,393,042.752    2,796,835.189    2,461,869.137     95,651,747.078
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       90,893,515.903    2,647,029.872    2,111,201.303     95,651,747.078
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       91,138,997.819    2,318,907.736    2,193,841.523     95,651,747.078
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       91,320,784.703    2,171,783.488    2,159,178.887     95,651,747.078
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       90,555,916.534    2,599,639.778    2,496,190.766     95,651,747.078
 8.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of MetLife Mid Cap Stock Index Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                                For                           Abstain
                                                          -----------------    Against     ---------------      Total
                                                         -                 ----------------               ------------------
                                                           27,335,862.484     973,167.901    614,891.882    28,923,922.267
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                           27,578,809.121     792,176.240    552,936.906    28,923,922.267
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                           27,528,959.138     868,279.070    526,684.059    28,923,922.267
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                           27,438,919.558     924,299.769    560,702.940    28,923,922.267
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                           27,496,102.396     923,949.156    503,870.715    28,923,922.267
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                           27,501,701.421     889,675.260    532,545.586    28,923,922.267
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                           27,662,543.926     732,351.165    529,027.176    28,923,922.267
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                           27,564,129.640     829,310.983    530,481.644    28,923,922.267
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                           27,423,513.369     931,767.262    568,641.636    28,923,922.267
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of MetLife Stock Index Portfolio, held on
April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                           For                              Abstain
                                                    ------------------     Against      ----------------       Total
                                                   -                  ------------------                --------------------
                                                      139,008,519.335   5,902,876.125    4,464,190.075     149,375,585.535
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                      140,228,925.590   5,110,940.239    4,035,719.706     149,375,585.535
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                      140,074,199.453   5,331,605.252    3,969,780.830     149,375,585.535
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                      139,580,241.158   5,732,641.567    4,062,702.810     149,375,585.535
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                      139,799,477.079   5,663,554.980    3,912,553.476     149,375,585.535
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                      140,477,927.045   4,977,473.690    3,920,184.800     149,375,585.535
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                      140,410,167.309   4,947,700.609    4,017,717.617     149,375,585.535
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                      139,765,688.791   5,765,228.961    3,844,667.783     149,375,585.535
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                      139,786,592.980   5,529,741.068    4,059,251.487     149,375,585.535
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of MFS Total Return Portfolio, held on
April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                                   For                         Abstain
                                                             ----------------   Against     --------------      Total
                                                            -                ---------------              ------------------
                                                              3,224,746.009     67,159.352    121,532.961   3,413,438.322
 1.  To approve an amendment to the Advisory Agreement between the Fund, on behalf of MFS Total Return, and the Manager.

At a Special Meeting of Shareholders of Morgan Stanley EAFE Index Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                              For                             Abstain
                                                        -----------------     Against      ---------------      Total
                                                       -                 ------------------               ------------------
                                                         33,885,302.139    1,197,071.446     978,553.515    36,060,927.100
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                         34,119,513.353    1,051,180.495     890,233.252    36,060,927.100
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                         34,063,200.068    1,123,241.613     874,485.419    36,060,927.100
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                         34,042,606.249    1,171,651.568     846,669.283    36,060,927.100
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                         34,106,475.256    1,127,270.898     827,180.946    36,060,927.100
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                         34,156,734.703    1,057,519.764     846,672.633    36,060,927.100
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                         34,247,816.132      981,842.054     831,268.914    36,060,927.100
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                         34,145,564.715    1,055,233.531     860,128.854    36,060,927.100
 8.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of Neuberger Berman Mid Cap Value
Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       32,826,673.991    1,264,266.872    1,130,943.224     35,221,884.087
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       33,096,693.292    1,034,260.092    1,090,930.703     35,221,884.087
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       33,027,550.521    1,115,262.629    1,079,070.937     35,221,884.087
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       32,952,220.325    1,165,382.807    1,104,280.955     35,221,884.087
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       33,043,539.298    1,147,735.821    1,030,608.968     35,221,884.087
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       33,191,126.756      963,745.191    1,067,012.140     35,221,884.087
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       33,160,975.174      997,488.910    1,063,420.003     35,221,884.087
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       33,046,709.303    1,092,776.397    1,082,398.387     35,221,884.087
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                       32,968,523.276    1,169,876.170    1,083,484.641     35,221,884.087
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of Oppenheimer Global Equity Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                                For                           Abstain
                                                          -----------------    Against     ---------------      Total
                                                         -                 ----------------               ------------------
                                                           17,552,313.089     608,753.932    618,304.290    18,779,371.311
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                           17,695,612.057     550,463.334    533,295.920    18,779,371.311
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                           17,625,989.484     600,495.273    552,886.554    18,779,371.311
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                           17,518,429.998     684,128.057    576,813.256    18,779,371.311
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                           17,599,414.090     618,354.882    561,602.339    18,779,371.311
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                           17,716,069.733     521,769.476    541,532.102    18,779,371.311
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                           17,684,247.271     534,470.250    560,653.790    18,779,371.311
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                           17,596,251.479     590,024.326    593,095.506    18,779,371.311
 8.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of Russell 2000 Index Portfolio, held on
April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                            For                              Abstain
                                                      -----------------     Against      -----------------      Total
                                                     -                 ------------------                 ------------------
                                                       27,510,599.149    1,106,417.902    1,235,167.339     29,852,184.390
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                       27,897,659.982      844,065.154    1,110,459.254     29,852,184.390
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                       27,855,391.342      854,794.724    1,141,998.324     29,852,184.390
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                       27,646,499.555    1,053,526.122    1,152,158.713     29,852,184.390
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                       27,797,903.020      965,742.083    1,088,539.287     29,852,184.390
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                       27,917,474.625      805,984.981    1,128,724.784     29,852,184.390
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                       27,892,986.042      803,802.559    1,155,395.789     29,852,184.390
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                       27,847,643.085      885,890.507    1,118,650.798     29,852,184.390
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                       27,731,634.931      941,309.904    1,179,239.555     29,852,184.390
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of T. Rowe Price Large Cap Growth
Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                              For                            Abstain
                                                        -----------------    Against     -----------------      Total
                                                       -                 ----------------                 ------------------
                                                         23,352,746.500     779,372.419   1,012,026.251     25,144,145.170
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                         23,752,845.318     492,280.202     899,019.650     25,144,145.170
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                         23,566,227.796     677,710.602     900,206.772     25,144,145.170
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                         23,556,910.193     682,822.118     904,412.859     25,144,145.170
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                         23,546,384.104     659,134.328     938,626.738     25,144,145.170
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                         23,819,513.305     409,984.625     914,647.240     25,144,145.170
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                         23,768,544.362     433,672.729     941,928.079     25,144,145.170
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                         23,573,070.208     648,619.100     922,455.862     25,144,145.170
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                         23,675,272.251     511,067.871     957,805.048     25,144,145.170
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.







Metropolitan Series Fund, Inc.

Shareholder Votes--(Unaudited)(Continued)


At a Special Meeting of Shareholders of T. Rowe Price Small Cap Growth
Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                                For                           Abstain
                                                          -----------------    Against     ---------------      Total
                                                         -                 ----------------               ------------------
                                                           22,736,338.536     945,238.003    812,469.582    24,494,046.121
 1.  To revise the Fundamental Investment Restrictions relating to Borrowing.
                                                           22,921,225.770     712,055.352    860,764.999    24,494,046.121
 2.  To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.
                                                           22,877,882.490     760,909.525    855,254.106    24,494,046.121
 3.  To revise the Fundamental Investment Restrictions relating to Issuance of
     Senior Securities.
                                                           22,818,824.169     860,461.868    814,760.084    24,494,046.121
 4.  To eliminate the Fundamental Investment Restrictions relating to Options.
                                                           22,862,491.903     823,393.185    808,161.033    24,494,046.121
 5.  To revise the Fundamental Investment Restrictions relating to Making Loans.
                                                           23,119,912.017     579,284.090    794,850.014    24,494,046.121
 6.  To revise the Fundamental Investment Restrictions relating to Real Estate.
                                                           23,003,966.277     629,245.486    860,834.358    24,494,046.121
 7.  To revise the Fundamental Investment Restrictions relating to Industry
     Concentration.
                                                           22,963,857.485     716,170.578    814,018.058    24,494,046.121
 8.  To eliminate the Fundamental Investment Restrictions relating to Foreign
     Securities.
                                                           22,926,165.718     731,354.861    836,525.542    24,494,046.121
 9.  To revise the Fundamental Investment Restrictions relating to Commodities.





Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements--(Unaudited)


      At meetings of the Board of Directors of the Fund (the "Board") held during the period, the Board approved the following Advisory, Subadvisory and Sub-Subadvisory Agreements ("each, an "Agreement," and, collectively, the "Agreements") relating the Portfolios specified below (together with, when context requires, the New Portfolios' (as defined below) predecessor funds, the "Considered Portfolios"):

              1. With respect to MFS Total Return, an amendment to the Subadvisory Agreement between MetLife Advisers and
                    Massachusetts Financial Services Company ("MFS").
              2. With respect to Salomon Brothers U.S. Government (now known as Western Asset Management U.S. Government) and Salomon
                    Brothers Strategic Bond Opportunities (now known as Western
                    Asset Management Strategic Bond Opportunities) (together with Western Asset Management High Yield Bond, the "Western
                    Asset Portfolios"), new Subadvisory Agreements between
                    MetLife Advisers and Western Asset Management Company
                    ("Western Asset") and, in the case of Salomon Brothers
                    Strategic Bond Opportunities, Western Asset Management
                    Company Limited ("WAMCL").
              3.    With respect to FI Large Cap and Western Asset Management
                    High Yield Bond (each, a "New Portfolio," and, collectively, the "New Portfolios"), (i) new Advisory Agreements between the Fund, with respect to the New Portfolios, and MetLife
                    Advisers, (ii) new Subadvisory Agreements between, for FI
                    Large Cap, MetLife Advisers and Fidelity Management &
                    Research Company ("FMR"), and for Western Asset Management
                    High Yield Bond, MetLife Advisers, Western Asset and WAMCL and (iii) with respect to FI Large Cap, the addition of provisions relating to FI Large Cap to the Sub-Subadvisory
                    Agreement in place for the Fund between FMR and FMR Co., Inc.

      In addition, at a meeting held on November 3, 2005, the Board considered information relating to certain of the Considered Portfolios and the relevant Subadvisers.

      The Directors received all materials that they or MetLife Advisers, the Funds' investment adviser, believed to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the Agreements. These materials included, where relevant and among other items, (i) information on the investment performance of the Considered
      Portfolios and the performance of their performance benchmarks and peer groups of funds, (ii) information on the Considered Portfolios' advisory and subadvisory fees and other expenses, including information comparing such Portfolios' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and, where relevant and/or obtainable, the Subadvisers, and potential "fall-out" or ancillary benefits, if any, that MetLife Advisers, the relevant Subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the Subadvisers' responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers' responses to requests from the Directors. The Directors also considered other information, where relevant and among other items, such as (vi) MetLife
      Advisers' and the relevant Subadvisers' financial results and condition,
      (vii) the Considered Portfolios' investment objective(s) and strategies and the size, education and experience of the investment staffs of MetLife
      Advisers and the relevant Subadvisers and their use of technology and external research, (viii) the allocation of the Considered Portfolios' brokerage, if any, including allocations to brokers affiliated with the relevant Subadvisers and the use of "soft" commission dollars to pay
      Portfolio expenses and to pay for research and other similar services,
      (ix) the resources devoted to, and the record of compliance with, the Considered Portfolios' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, certain relevant Subadvisers and/or their affiliates to certain legal and regulatory matters and (xi) the economic outlook generally and for the mutual fund industry in particular.
      Throughout the process, the Directors had the opportunity to ask questions of and request additional materials from MetLife Advisers and the relevant
      Subadvisers.

      In considering whether to approve the Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Agreements:

      The nature, extent and quality of the services provided to the Considered
      Portfolios under the Agreements. The Directors considered the nature, extent and quality of the services to be provided by MetLife Advisers, the relevant Subadvisers and their affiliates (each, an "Adviser," and, collectively, the "Advisers") to the Considered Portfolios pursuant to the Agreements and the resources to be dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers' abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife
      Advisers is (i) ultimately responsible for the performance of the Considered Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Considered Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of Subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of Subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the Subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Considered Portfolios involving all aspects of such Portfolios' day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the approval of these Agreements.

      Investment performance of the Considered Portfolios and/or Certain Other
      Funds. The Directors reviewed information about the performance of the Considered Portfolios over various time periods, including information prepared by an independent third party that compared the performance of such Considered Portfolios to the performance of peer groups of funds and performance benchmarks. In the case of the Western Asset Portfolios, the Directors also considered the performance of certain other funds managed by Western Asset over various time periods, including information from an independent third party that rated such funds and ranked their performance against peer groups of funds.

      The Directors also considered the investment performance of the Advisers and their reputations generally. In addition, for MFS and FMR, the Directors considered the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.(1)

      After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the investment performance of each Considered Portfolio and/or
      Adviser was sufficient, in light of other considerations, to warrant approval of the Agreements.

      The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Considered
      Portfolios. The Directors considered the fees to be charged by MetLife
      Advisers to the relevant Considered Portfolios for advisory services and by the relevant Subadvisers to MetLife Advisers for subadvisory services
      (such advisory and subadvisory fees (if any), collectively, "Fees"), as well as the total expense levels of the Considered Portfolios. This information included comparisons of the Considered Portfolios' advisory fees and total expense levels to those of their peer groups. In evaluating
      Fees for the Considered Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to such Portfolios. The Directors considered MetLife Advisers' recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and expense caps.

      The Directors also considered the compensation directly or indirectly to be received by the Advisers and their affiliates from their relationships with the Considered Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the relevant Subadvisers and their affiliates as a result of their relationships with the relevant Considered Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Considered Portfolios, the expense levels of such Portfolios, and whether the relevant Advisers had implemented breakpoints, Fee waivers and/or expense caps with respect to such Portfolios.

      After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the Fees to be charged to each of the Considered Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally and, where applicable, the related profitability to the relevant Advisers of their relationships with the relevant Considered
      Portfolios, supported the approval of the Agreements.

      Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the relevant Considered
      Portfolios through breakpoints in their advisory fees or other means, such as expense caps or fee waivers. The Directors noted that the Considered
      Portfolios benefited or will benefit from breakpoints and/or expense caps.
      In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers and, where relevant and/or provided by the Subadvisers, the relevant Subadvisers and each of their affiliates, of their relationships with the Considered Portfolios, as discussed above.

      After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale may be shared with the Considered Portfolios supported the approval of the Agreements.


------------------------------------

(1)Because Western Asset is a new subadviser, the Directors did not consider such information with respect to Western Asset.







Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements--(Unaudited)


      Other Factors. The Directors also considered other factors, which included but were not limited to the following:

                 o the extent to which each Considered Portfolio (other than the New Portfolios) operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates would provide to the Considered Portfolios;

                 o the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the relevant Advisory Agreements; and

                 o so-called "fall-out benefits" to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant
                    Advisers and by reason of brokerage commissions generated by the relevant Portfolios' securities transactions. The
                    Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor these possible conflicts of interest.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above and below, and assisted by the advice of independent counsel, the Directors, including the Independent
      Directors, concluded that each of the Agreements should be approved.

      Certain Matters Relating to MFS Total Return. On December 13, 2005, the
      Board approved the proposed reorganization of the MFS Total Return
      Portfolio (the "TST Portfolio") of the TST into the Fund's MFS Total
      Return Portfolio (the "Acquiring Portfolio") (the "MFS Total Return
      Reorganization"). The TST's Board of Trustees approved the MFS Total
      Return Reorganization on behalf of the TST Portfolio at a meeting held on November 10, 2005 and recommended that the MFS Total Return Reorganization be submitted to the TST Portfolio's shareholders for approval. The TST
      Portfolio's shareholders approved the MFS Total Return Reorganization on
      April 28, 2006, and the MFS Total Return Reorganization closed on May 1,
      2006. The Acquiring Portfolio's shareholders were not required to approve the MFS Total Return Reorganization.

      Prior to the Fund's Board of Director's November 3, 2005 meeting, MFS, subadviser to both the TST Portfolio and the Acquiring Portfolio, informed the Fund that it was not willing to subadvise the Acquiring Portfolio at its then-current subadvisory fee schedule past May 1, 2006. In connection therewith, MFS informed the Fund that, should the MFS Total Return
      Reorganization be consummated, it would be willing to continue to subadvise the Acquiring Portfolio after May 1, 2006 at the new subadvisory fee rates shown in the table below. At the same time, MetLife Advisers informed the Fund that, should the subadvisory fee schedule for the Acquiring Portfolio be increased as described below, MetLife Advisers would seek an increase in the advisory fee schedule for the Acquiring
      Portfolio after May 1, 2006 to the levels shown below.



                                                                       Subadvisory Fee Schedule
               Subadvisory Fee Schedule                                Effective May 1, 2006(1)
                 Prior to May 1, 2006                   -------------------------------------------------------
--------------------------------------------------------

                       Average Daily Net Asset Value          Annual
Annual                            Levels                 Percentage Rate    verage Daily Net Asset Value Levels
Percentage Rate      ---------------------------------- -------------------A-----------------------------------
---------------------                                  -                   -
          .25%      First $50 million                                .35%  First $250 million
          .20%      Over $50 million                                 .30%  Next $1 billion
                                                                     .25%  Next $250 million
                                                                     .20%  Over $1.5 billion


                                                                        Advisory Fee Schedule
                 Advisory Fee Schedule                                 Effective May 1, 2006(2)
                 Prior to May 1, 2006                   -------------------------------------------------------
--------------------------------------------------------

                       Average Daily Net Asset Value          Annual
Annual                            Levels                 Percentage Rate    verage Daily Net Asset Value Levels
Percentage Rate      ---------------------------------- -------------------A-----------------------------------
---------------------                                  -                   -
          .50%      All Assets                                       .60%  First $250 million
                                                                     .55%  Next $500 million
                                                                     .50%  Over $750 million

      (1)      Subject to consummation of the MFS Total Return Reorganization.
      (2)      Subject to consummation of the MFS Total Return Reorganization and shareholder approval of the advisory fee increase.

      In order to retain MFS as subadviser to the Acquiring Portfolio, at meetings held on November 3, 2005 and February 1, 2006, the Board approved the subadvisory fee increase and, subject to the approval of shareholders of the Acquiring Portfolio, the advisory fee increase, for the Acquiring
      Portfolio, as described above. On April 28, 2006, the shareholders of the Acquiring Portfolio approved an amendment to the Advisory Agreement between the Fund, on behalf the Acquiring Portfolio, and MetLife Advisers providing for the increase in advisory fee, effective May 1, 2006.







Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements--(Unaudited)


      In approving the amended subadvisory agreement for the Acquiring
      Portfolio, which included the increased subadvisory fee schedule and under which MFS continued to act as subadviser to the Acquiring Portfolio, the Board considered the factors described above with respect to the Considered Portfolios, as relevant. In addition to these factors, the Board also considered that:

                 o  in order to retain MFS as subadviser to the Acquiring
                    Portfolio following the consummation of the MFS Total Return
                    Reorganization, the subadvisory fee increase was necessary;

                 o  the subadvisory fee schedule under the Acquiring Portfolio's then-current subadvisory agreement was below market levels; and

                 o other than the fee schedule change, the amended subadvisory agreement was substantially similar to the Acquiring
                    Portfolio's then-current subadvisory agreement.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amended subadvisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to consummation of the MFS Total Return Reorganization.





Metropolitan Series Fund, Inc.



      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and
      (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2005 is available (i) without charge, upon request, by calling (800)
      638-7732 and (ii) on the SEC's website at http://www.sec.gov.

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference
      Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)



                                 MET INVESTORS
                                 SERIES TRUST


                      Met/AIM Small Cap Growth Portfolio
                   Batterymarch Growth and Income Portfolio
                     Batterymarch Mid-Cap Stock Portfolio
                       Dreman Small-Cap Value Portfolio
                        Federated High Yield Portfolio
                         Cyclical Growth ETF Portfolio
                   Cyclical Growth and Income ETF Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                     Janus Capital Appreciation Portfolio
                           Lazard Mid-Cap Portfolio
                 Legg Mason Partners Managed Assets Portfolio
                       Legg Mason Value Equity Portfolio
                    Loomis Sayles Global Markets Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                       Mercury Large-Cap Core Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                   MFS(R) Emerging Markets Equity Portfolio
                    MFS(R) Research International Portfolio
                            MFS(R) Value Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                            Pioneer Fund Portfolio
                        Pioneer Mid-Cap Value Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                        RCM Global Technology Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio
                         Van Kampen Comstock Portfolio


                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2006

- -----------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

After posting strong performance during the first four months of 2006, domestic equities retreated during May and June as investors became increasingly concerned about inflation and the likelihood of future interest rate hikes by the Federal Reserve Board, and the possibility that higher rates might hinder continued economic expansion. While small-capitalization stocks were the hardest hit during this recent market pullback, they outperformed mid- and large-cap stocks during the six month reporting period. Positive performance was broad among the Russell 2000(R) Index's economic sectors, with the best returns found in the materials, telecom and energy sectors.

PORTFOLIO OVERVIEW

From January 1 through June 30, 2006, the Met/AIM Small Cap Growth Portfolio (Class B) posted a return of 6.72%, underperforming its benchmark, the Russell 2000(R) Index, which posted a return of 8.21%. Underperformance versus the benchmark index was driven primarily by underperformance in two sectors--information technology and healthcare.

In the information technology sector, stock selection in several industry groups negatively impacted performance, including technology hardware & equipment and software/services. Additionally, an overweight position in the overall sector detracted from performance. Underperformance in the healthcare sector was also driven largely by stock selection in the healthcare equipment and services industry group.

The Portfolio outperformed the Russell 2000(R) Index in eight out the ten economic sectors, with the widest margin of outperformance in the industrials, energy and materials sectors. In the industrials sector, specific areas of strength included holdings in the capital goods and transportation industry groups. An overweight position and stock selection drove performance in the energy sector. Solid stock selection in the materials sector also drove outperformance versus the Russell 2000(R) Index.

While overall positioning of the Portfolio was little changed during the period, the largest additions were made to retailing stocks in the consumer discretionary sector and capital goods stocks in the industrials sector. The largest reductions were made in the materials sector, commercial services/supplies holdings in the industrials sector and consumer durables and apparel holdings in the consumer discretionary sector. All changes to the Portfolio were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

JULIET ELLIS
JUAN HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.
The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Euronet Worldwide, Inc.          1.25%
                   -----------------------------------------
                   SBA Communications Corp.         1.20%
                   -----------------------------------------
                   Thomas & Betts Corp.             1.19%
                   -----------------------------------------
                   FMC Technologies, Inc.           1.16%
                   -----------------------------------------
                   WESCO International, Inc.        1.15%
                   -----------------------------------------
                   Swift Transportation Co., Inc.   1.14%
                   -----------------------------------------
                   VCA Antech, Inc.                 1.10%
                   -----------------------------------------
                   Microsemi Corp.                  1.06%
                   -----------------------------------------
                   Unit Corp.                       1.03%
                   -----------------------------------------
                   Polycom, Inc.                    1.02%
                   -----------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Basic Materials               1.3%
Communications                8.6%
Cyclical                     15.9%
Non-Cyclical                 25.1%
Energy                        9.6%
Financials                    8.0%
Industrials                  16.0%
Technology                   14.8%
Utilities                     0.7%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
 AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL 2000(R)
                                GROWTH INDEX/4/
                           Growth Based on $10,000+

                                     [CHART]

                                                Russell 2000
                    Russell 2000      Fund      Growth Index
                    ------------      ----      ------------
     10/9/2001         $10,000      $10,000       $10,000
    12/31/2001          11,891       11,890        12,671
     3/31/2002          12,365       11,540
     6/30/2002          11,333       10,040
     9/30/2002           8,908        8,190
    12/31/2002           9,456        8,620         8,837
     3/31/2003           9,031        8,290
     6/30/2003          11,146       10,010        10,545
     9/30/2003          12,158       10,749
    12/31/2003          13,923       11,969        13,126
     3/31/2004          14,795       12,229
     6/30/2004          14,865       12,380
     9/30/2004          14,439       11,279
    12/31/2004          16,474       12,739        15,005
     3/31/2005          15,594       12,409
     6/30/2005          16,268       12,968        14,467
     9/30/2005          17,031       13,538
    12/31/2005          17,223       13,791        15,629
     3/31/2006          19,624       15,435        17,874
     6/30/2006          18,639       14,718        16,578



    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                    (for the period ended 6/30/06)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A              13.31% 13.82%       5.12%
- --  Class B                         13.49% 13.72%       8.52%
    Class E                         13.57% 13.83%       6.05%
    ----------------------------------------------------------------
- - - Russell 2000(R) Index/1/        14.58% 18.70%      14.44%
    ----------------------------------------------------------------
- --  Russell 2000(R) Growth Index/4/ 14.58% 16.27%      11.17%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had a market capitalization of $2.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

/4/The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE

During the two month period ended June 30, 2006, the Portfolio returned -2.75% versus -2.75% for the S&P 500(R) Index.

YOUR PORTFOLIO

Positive stock selection during the May and June, especially in software & services, financials-diversified and retailers was offset by overall negative sector allocation, primarily due to the overweight in technology. Technology was the worst performing sector during the two-month period.

Our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall and for each of the dimensions during the first half of 2006. The same was true for the second quarter with the exception of the Technical dimension, which was negative.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

During the first quarter the US economy continued to grow at a steady pace, with job growth, employment rates and consumer sentiment suggesting a relatively healthy economy. The Fed boosted short term rates for the fifteenth time, the longest sustained tightening in history, and left the door open for further tightening, implying that the economy has adequate strength.

US equities began the year with strong absolute returns, continuing into early May, as the economy appeared to be strong. Returns were generally positive for the April through May 9 period, using the Russell 3000(R) Index as a proxy for the US market to illustrate sector reversals. The strongest sector for this index during this period was energy services while the weakest was health care-services.

On May 10, the Fed signaled that inflation was of increasing concern; investors reacted globally to a re-assessment of prospects for inflation and global growth. Central banks internationally joined the US Fed in tightening monetary policy, draining the global system of liquidity. Such actions had a cumulative effect, causing hedge funds and institutional players to unwind sizeable positions in an effort to control risk exposures. Risk aversion worldwide increased sharply, and stocks that had the best returns early in the year sold off the most sharply.

For the period May 9 to June 13, US sector returns were negative, led down by energy services, which declined significantly for the period, falling 19.4%, followed by materials and technology. While health care-services sector was the only sector with positive returns, utilities and telecommunications also outperformed.
After weeks of price declines within the US sectors, returns stabilized towards the end of June, and leadership returned to the energy-related stocks. All 20 sectors were positive during the recovery. Following energy and energy services, the strongest sectors were transportation, materials and software & services.

OUTLOOK

As the Fed has overshot the mark in the past with respect to both tightening and loosening cycles, there are investor concerns that the Fed raised rates one time too many with the rise in June to 5.25%. In part, that concern contributed to the recent rise in market volatility.

Whether or not there are signs of inflation depends on the basket of goods used in a CPI calculation. One can declare either little sign of inflation if wages are included or definite signs of inflation if energy prices are included. In addition, commodity prices suggest that tight supply and robust demand are adding to inflation. Supply remains tight, bolstering the outlook for a strong pricing environment. If world economies continue to grow although at a more tempered pace, demand should remain at elevated levels with little dampening effect on prices.

Many investors feel that, ultimately, the US consumer will largely dictate what happens to the global economy. Given the record-high debt-to-disposable-income ratio, coupled with seventeen interest rate hikes, the typical consumer is in a precarious position. Our models point to the relative attractiveness of stocks in the energy services and technology sectors while stocks in the consumer sectors and financials-banks appear less attractive.

INVESTMENT RESEARCH UPDATE

Our US, International and Emerging Markets investment teams introduced a new technical factor during the first quarter. Known as the Golden Cross, this factor is predictive of intermediate-term stock price movements and has proven effective for both our long-only portfolios and our long-short strategies. Consisting of two components, the Golden Cross factor signals a security's upward or downward price momentum as well as the magnitude of the trend.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       4.49%
                ------------------------------------------------
                Citigroup, Inc.                         2.86%
                ------------------------------------------------
                Chevron Corp.                           1.65%
                ------------------------------------------------
                Bank of America Corp.                   1.61%
                ------------------------------------------------
                AT&T, Inc.                              1.47%
                ------------------------------------------------
                General Electric Co.                    1.44%
                ------------------------------------------------
                ConocoPhillips                          1.42%
                ------------------------------------------------
                Verizon Communications, Inc.            1.32%
                ------------------------------------------------
                Raytheon Co.                            1.32%
                ------------------------------------------------
                International Business Machines Corp.   1.26%
                ------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]


Basic Materials                  3.3%
Communications                   9.1%
Cyclical                         8.1%
Non-Cyclical                    15.5%
Energy                          15.4%
Financials                      21.1%
Industrials                     14.3%
Technology                      10.3%
Utilities                        2.9%




- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


              BATTERYMARCH GROWTH AND INCOME PORTFOLIO MANAGED BY
        BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                       S&P 500 Index      Fund
                       -------------      ----
     6/30/1996           $10,000        $10,000
    12/31/1996            11,169         11,028
    12/31/1997            14,895         14,504
    12/31/1998            19,152         18,671
    12/31/1999            23,182         22,728
    12/30/2000            21,070         19,878
     6/30/2001            19,658         18,149
    12/31/2001            18,565         16,724
    12/31/2002            14,462         13,088
     6/30/2003            16,163         14,439
    12/31/2003            18,610         16,514
    12/30/2004            20,635         18,332
     6/30/2005            20,468         18,035
    12/31/2005            21,649         19,159
     3/31/2006            22,560         19,848
     6/30/2006            22,235         19,551



    ------------------------------------------------------------
                               Average Annual Return/3/
                            (for the period ended 6/30/06)
    ------------------------------------------------------------
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/4/
    ------------------------------------------------------------
    Batterymarch
    Growth and Income
- --  Portfolio--Class A 8.40%  10.63% 1.50%   6.93%     8.98%
    ------------------------------------------------------------
- - - S&P 500 Index      8.63%  11.22% 2.49%   8.32%    12.21%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio. The historical performance prior to this period is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Advisor in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio's performance will not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE

During the semi-annual period ended June 30, 2006, the Portfolio returned 3.61% versus 4.24% for the S&P MidCap 400(R) Index.

YOUR PORTFOLIO

Positive stock selection and sector allocation in the second quarter were not enough to offset negative results during the first quarter and resulted in overall negative performance, relative to the S&P 400. Both sector allocation and stock selection were negative during February and March. The overweights in energy and energy services were the most negative sector allocation decisions while stock selection in health care was the primary reason for negative overall selection during the two-month period.

Our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall and for each of the dimensions during the first half of 2006. The same was true for the second quarter with the exception of the technical dimension, which was negative.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

During the first quarter the US economy continued to grow at a steady pace, with job growth, employment rates and consumer sentiment suggesting a relatively healthy economy. The Fed boosted short term rates for the fifteenth time, the longest sustained tightening in history, and left the door open for further tightening, implying that the economy has adequate strength.

US equities began the year with strong absolute returns, continuing into early May, as the economy appeared to be strong. Returns were generally positive for the April through May 9 period, using the Russell 3000(R) Index as a proxy for the US market to illustrate sector reversals. The strongest sector for this index during this period was energy services while the weakest was health care-services.

On May 10, the Fed signaled that inflation was of increasing concern; investors reacted globally to a re-assessment of prospects for inflation and global growth. Central banks internationally joined the US Fed in tightening monetary policy, draining the global system of liquidity. Such actions had a cumulative effect, causing hedge funds and institutional players to unwind sizeable positions in an effort to control risk exposures. Risk aversion worldwide increased sharply, and stocks that had the best returns early in the year sold off the most sharply.

For the period May 9 to June 13, US sector returns were negative, led down by energy services, which declined significantly for the period, falling 19.4%, followed by materials and technology. While health care-services sector was the only sector with positive returns, utilities and telecommunications also outperformed.

After weeks of price declines within the US sectors, returns stabilized towards the end of June, and leadership returned to the energy-related stocks. All 20 sectors were positive during the recovery. Following energy and energy services, the strongest sectors were transportation, materials and software & services.

OUTLOOK

As the Fed has overshot the mark in the past with respect to both tightening and loosening cycles, there are investor concerns that the Fed raised rates one time too many with the rise in June to 5.25%. In part, that concern contributed to the recent rise in market volatility.

Whether or not there are signs of inflation depends on the basket of goods used in a CPI calculation. One can declare either little sign of inflation if wages are included or definite signs of inflation if energy prices are included. In addition, commodity prices suggest that tight supply and robust demand are adding to inflation. Supply remains tight, bolstering the outlook for a strong pricing environment. If world economies continue to grow although at a more tempered pace, demand should remain at elevated levels with little dampening effect on prices.

Many investors feel that, ultimately, the US consumer will largely dictate what happens to the global economy. Given the record-high debt-to-disposable-income ratio, coupled with seventeen interest rate hikes, the typical consumer is in a precarious position. Our models point to the relative attractiveness of stocks in the Industrials, Energy Services and Technology sectors while stocks in the consumer sectors and Financials-Banks appear less attractive.

INVESTMENT RESEARCH UPDATE

Our US, International and Emerging Markets investment teams introduced a new Technical factor during the first quarter. Known as the Golden Cross, this factor is predictive of intermediate-term stock price movements and has proven effective for both our long-only portfolios and our long-short strategies. Consisting of two components, the Golden Cross factor signals a security's upward or downward price momentum as well as the magnitude of the trend.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Cummins, Inc.           2.00%
                        --------------------------------
                        Con-way, Inc.           1.90%
                        --------------------------------
                        Tidewater, Inc.         1.80%
                        --------------------------------
                        Radian Group, Inc.      1.65%
                        --------------------------------
                        CSX Corp.               1.60%
                        --------------------------------
                        Millipore Corp.         1.52%
                        --------------------------------
                        Questar Corp.           1.51%
                        --------------------------------
                        Peabody Energy Corp.    1.50%
                        --------------------------------
                        Western Digital Corp.   1.47%
                        --------------------------------
                        Harris Corp.            1.30%
                        --------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Consumer Discretionary                         11.6%
Consumer Staples                                1.1%
Energy                                         11.3%
Financials                                     17.7%
Health Care                                     6.9%
Industrials                                    21.5%
Information Technology                         13.5%
Materials                                      10.0%
Telecommunication Services                      0.5%
Utilities                                       5.9%




- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                BATTERYMARCH MID-CAP STOCK PORTFOLIO MANAGED BY
    BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P MIDCAP 400(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                        S&P Midcap
                        400 Index           Fund
                        ---------           ----
      4/1/1997         $10,000            $10,000
    12/31/1997          13,425             13,438
    12/31/1998          15,989             15,710
    12/31/1999          18,343             17,827
    12/31/2000          21,555             20,788
     6/30/2001          21,764             20,511
    12/31/2001          21,424             19,951
    12/31/2002          18,316             17,094
     6/30/2003          20,588             19,128
    12/31/2003          24,838             22,994
    12/31/2004          28,931             26,777
     6/30/2005          30,045             28,006
    12/31/2005          32,563             30,103
     3/31/2006          35,047             32,174
     6/30/2006          33,947             31,190


    ----------------------------------------------------------
                              Average Annual Return/2/
                           (for the period ended 6/30/06)
    ----------------------------------------------------------
    ----------------------------------------------------------
                       1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------
    Batterymarch
    Mid-Cap Stock
- --  Portfolio--Class A 11.36% 17.48% 8.62%       13.02%
    ----------------------------------------------------------
    S&P MidCap 400(R)
- - - Index/1/           12.98% 18.14% 9.30%       14.13%
    ----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P MidCap 400(R) Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 04/01/1997. Index returns are based on an inception date of 3/31/1997.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


The first half of 2006 has been a very interesting one for investors with each of the first two quarters having posted quite different results. The first quarter of 2006 saw all major domestic stock indices post strong returns led by small cap stocks, which were by far the best performers. Small caps regardless of style posted spectacular returns with the Russell 2000(R) Growth Index returning 14.4% and the Russell 2000(R) Value Index returning 13.5%.

The second quarter of 2006 saw a complete change in fortunes as almost all major domestic stock indices posted negative returns. In fact, in looking at the Russell family of indices only the Russell 1000 Value index was able to post a positive return for the quarter, albeit a small one (+0.59%). Small cap stocks once again were the leaders, only it was on the downside this quarter, with the Russell 2000(R) Value Index posting a -2.7% return compared to the
- -7.3% return for the Russell 2000(R) Growth Index.

Even with the downdraft of the second quarter, small cap stocks are still the best performers on a year to date basis. The Portfolio has outperformed the benchmark Russell 2000(R) Value in each quarter this year. For the semi-annual period ending June 30, 2006 the Portfolio has posted a 12.1% return compared to the 10.4% return of the benchmark Russell 2000(R) Value Index.

Currently the Portfolio is over weighted (compared to the benchmark Russell 2000 Value Index) in healthcare, industrials, and basic materials as well as energy. The Portfolio also currently has fairly large under weights in financials, consumer discretionary and technology. The remaining sector weights (utilities, consumer staples and telecommunication services) are all relatively in-line with the benchmark (+/- 2% of the index). It is important to note, that at Dreman Value Management, LLC we are "benchmark aware" but not benchmark driven as such that we are not afraid to over or under weight a sector based on our decision making process. Equally, we do not avoid any one sector but select individual equities that possess the metrics we seek.

The Portfolio's outperformance relative to the benchmark Russell 2000 Value Index was largely due to our investments in the industrials and basic materials sectors. We have felt for sometime that the US as a country has vastly under-invested in infrastructure i.e. roads, bridges, electrical power, water pipelines. Some of the Portfolio's best performers for the last six months are related to this theme. Insteel Industries (IIIN), a maker of wire mesh used in concrete road construction, was up almost 200% since purchase. We have begun to pare back the position as its valuation has increased. Oregon Steel Mills (OS), a maker of steel pipes and other products, has returned over 72% in the past six months. Also in this vein Commscope (CTV), a manufacturer of cables for communications networks, and General Cable (BGC), a producer of high and low voltage electrical cables, were also strong performers over the past six months with returns of 56% and 77% respectively.

In what had been a very good six months of performance for the Fund, owing in large part to the stellar first quarter, there have not been many disappointments. Consumer staples is a fairly small weighting in the Portfolio but has had its share of laggards over the past six months. Chiquita Brands
(CQB) a grower and distributor of bananas and other fresh produce, has had a difficult six months declining over 30%. In this sector Nash Finch Co. (NAFC), a food distributor and retailer, has also been a disappointment so far this year declining 16%. Apart from the consumer staples sector Par Pharmaceutical Company (PRX), a generic drug and specialty pharmaceutical manufacturer, has also performed poorly so far this year.

The Portfolio's strong performance over the first six months of 2006 does not leave us without concerns about the US economy. We have been wary for sometime that high energy and commodity prices, tight labor markets, and an excess of credit will lead to higher inflation. While the core inflation (the inflation rate with food and energy prices taken out) has been well contained recently, tracking around 2%, the Producer Price Index has recently been increasing at an approximate annual rate of 4%.

Oil prices continue to be a source of concern. While $70 per barrel does not yet appear high enough to cause significant declines in overall economic activity, there is a level at which oil prices will have a considerable negative impact on discretionary spending by consumers. Since most of the world's oil supplies are located in unstable parts of the globe, significant supply disruptions cannot be ruled out.

Equity market investors have been focused on Federal Reserve policy under the new Fed Chairman Ben Bernanke. The short-term interest rate, as measured by the Federal Funds rate, is currently at 5.25%. The Fed has raised rates by a quarter of one percent at each of their last seventeen meetings. The latest buzzwords are that the Fed decisions are "data dependent," meaning that as long as the economy produces strong growth and inflation trends higher they will raise rates. Conventional wisdom states that once the Fed stops raising rates, the equity markets will commence a strong rally; we are not so sure.

So, while we are optimistic that the US will continue to produce solid economic growth over the near term, we expect growth to moderate by year-end. Absent a major geopolitical eruption from the likes of Iran or a super spike in oil prices, the slowdown we anticipate will be a result of the slowing housing market due to higher rates. Given the speculative excesses that have gripped parts of the housing market, a period of slack housing activity is probably good for long-term growth prospects.

TEAM MANAGED

Messrs. David M. Dreman and Nelson Woodward have served as the day-to-day portfolio managers of the portion of the Portfolio's assets allocated to Dreman since the Portfolio's inception in May 2005. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman. Mr. Woodward is a Managing Director and Senior Portfolio Manager of Dreman since 2001.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Foster Wheeler Ltd.                    2.44%
                -----------------------------------------------
                Southern Union Co.                     2.42%
                -----------------------------------------------
                CommScope, Inc.                        2.39%
                -----------------------------------------------
                Kinetic Concepts, Inc.                 2.24%
                -----------------------------------------------
                HMS Holdings Corp.                     2.15%
                -----------------------------------------------
                Atwood Oceanics, Inc.                  1.90%
                -----------------------------------------------
                RTI International Metals, Inc.         1.74%
                -----------------------------------------------
                Agrium, Inc.                           1.71%
                -----------------------------------------------
                General Cable Corp.                    1.69%
                -----------------------------------------------
                Washington Group International, Inc.   1.62%
                -----------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                     [CHART]


Basic Materials                 10.2%
Communications                   8.4%
Cyclical                         6.6%
Non-Cyclical                    16.3%
Energy                          10.1%
Financials                      20.3%
Industrials                     22.1%
Technology                       1.5%
Utilities                        4.5%



- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                  DREMAN SMALL-CAP VALUE PORTFOLIO MANAGED BY
        DREMAN VALUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                         Russell 2000
                         Value Index           Fund
                         -----------           ----
      5/2/2005              $10,000          $10,000
     6/30/2005               11,079           10,860
    12/31/2005               11,498           11,355
     3/31/2006               13,051           12,979
     6/30/2006               12,699           12,734

    --------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the period ended 6/30/06)
    --------------------------------------------------------------
    --------------------------------------------------------------
                                   1 Year    Since Inception/3/
    --------------------------------------------------------------
    Dreman Small-Cap Value
- --  Portfolio--Class A             17.25%         23.07%
    --------------------------------------------------------------
- - - Russell 2000(R) Value Index/1/ 14.61%         22.72%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividend and capital gains distributions.

/3/Inception of Class A shares is 05/01/2005. Index returns are based on an inception date of 4/30/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                     FOR THE PERIOD ENDED 6/30/06
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------

The Portfolio's total return, based on net asset value, for the 6-month reporting period was 2.67%. The total return of the Lehman Brothers US High Yield 2% Issuer Constrained Index (LBHY2%ICI), a broad-based securities market index, was 2.53% during the 6 month reporting period. The Portfolio's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

HIGH YIELD MARKET OVERVIEW

The dominant theme in the fixed income markets during the 6 months ending June 30, 2006 was the rise in interest rates across all maturities of the government yield curve (the risk free rate). The Federal Reserve (the Fed) continued its measured policy of steady 25 basis points increases in the Fed Funds rate at every policy meeting. The Fed was reacting to above trend growth in GDP and concerns about rising inflation driven by high commodity costs. This rise in the risk free rate negatively impacted the price of high yield bonds although they were relatively less impacted than higher quality bonds. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned (.72%) versus the 2.53% return for the LBHY2%ICI. The strong relative performance for the high yield sector was a result of the higher income earned on high yield bonds as well as tightening credit spreads and low default experience for high yield bonds which was driven by the strong performance of the US economy and a good corporate earnings environment. This is illustrated by the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities which tightened from 3.88% on December 31, 2005 to 3.59% on June 30, 2006. Reflective of the strong economic and earnings environment, the lower quality segments of the high yield market (securities rated CCC or lower) outperformed the higher quality more interest rate sensitive sectors of the high yield market. From an industry standpoint, major sectors which outperformed included the automotive, media--cable, building material, industrial--other, retail and transportation. Major industry sectors which underperformed included the energy, healthcare, home construction, lodging and supermarket sectors.

PORTFOLIO PERFORMANCE

The Portfolio had a total return of 2.67%, outperforming the LBHY2%ICI which returned 2.53%. Several factors benefited performance. The Portfolio was helped by strong overall security selection especially in the media--non cable, industrial--other, healthcare, paper and retail industry sectors. Specific holdings which substantially outperformed the overall market included General Nutrition Centers, Doane Pet Care, Advanced Accessory Systems, General Motors and El Pollo Loco. The Portfolio also benefited from being underweight the underperforming energy sector and overweight the outperforming industrial--other sector. The Portfolio also benefited from a shorter duration than the overall market which helped mitigate the overall rising interest rate trend. Finally, the Portfolio benefited from its overweight in the strong performing lower rated sectors (CCC or lower) of the high yield market and its underweight in the poor performing higher quality sector (BB-rated).

Several factors negatively impacted performance. The Portfolio had poor security selection in the media--cable, packaging and wireline communication sectors. Specific holdings in MagnaChip Semiconductor, Magna Entertainment, Iesy Repository Gmbh, XM Satellite Radio and long duration securities of HCA and AT&T substantially underperformed the overall market. The Portfolio was also negatively impacted by its underweight in the strong performing Automotive sector. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHY2% ICI, the Portfolio's benchmark.

TEAM MANAGED

Mark E. Durbaino and Nathan H. Kehm serve as the portfolio managers. Mr. Durbaino has been portfolio manager since 1996 and is Senior Vice President and a Chartered Financial Analyst. Mr. Durbaino joined Federated in 1982 and has served as a portfolio manager and Vice President. He is a Chartered Financial Analyst. Mr. Kehm became portfolio manager in 2001 and is an Assistant Vice President and Senior Investment Analyst. Mr. Kehm joined Federated in 1997 as an investment Analyst. Mr. Kehm is a Chartered Financial Analyst.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, due 03/15/11)                            1.48%
     ----------------------------------------------------------------------
     Ford Motor Credit Co. (7.250%, due 10/25/11)                  1.04%
     ----------------------------------------------------------------------
     Intelsat Bermuda Ltd. (11.250%, due 06/15/16)                 1.04%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, due 03/01/14)   1.00%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (8.000%, due 08/01/15)        0.88%
     ----------------------------------------------------------------------
     Nextel Communications, Inc. (7.375%, due 08/01/15)            0.76%
     ----------------------------------------------------------------------
     Kabel Deutschland GMBH (10.625%, due 07/01/14)                0.76%
     ----------------------------------------------------------------------
     MGM MIRAGE, Inc. (10.250%, due 08/01/07)                      0.74%
     ----------------------------------------------------------------------
     Dex Media West--Series B (9.000%, due 11/15/13)               0.69%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (6.875%, due 09/15/11)        0.68%
     ----------------------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                       [CHART]

Domestic Bonds & Debt Securities                 99.1%
Convertible Bonds                                 0.3%
Stocks Common                                     0.3%
Preferred Stock                                   0.2%
Warrants                                          0.1%

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                     FOR THE PERIOD ENDED 6/30/06
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------

                   FEDERATED HIGH YIELD PORTFOLIO MANAGED BY
                  FEDERATED INVESTMENT MANAGEMENT COMPANY VS.
        LEHMAN BROTHERS US HIGH YIELD - 2% ISSUER CONSTRAINED INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Fund      Lehman HY Index
                 ----      ---------------
  9/1/1996      10,000         10,000
12/31/1996      12,408         10,599
12/31/1997      13,878         11,951
12/31/1998      14,231         12,175
12/31/1999      14,336         12,466
12/31/2000      13,284         11,735
 6/30/2001      13,981         11,888
12/31/2001      13,830         12,516
12/31/2002      14,162         12,339
 6/30/2003      16,049         13,431
12/31/2003      17,498         17,322
12/31/2004      19,066         19,250
 6/30/2005      19,089         19,464
12/31/2005      19,575         19,777
 3/31/2006      20,063         20,349
 6/30/2006      20,099         20,400

    --------------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/06)
    --------------------------------------------------------------
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------
    Federated High Yield
- --  Portfolio--Class A     5.29%  7.92%  8.21%        6.45%
    --------------------------------------------------------------
    Lehman Brothers US
    High Yield - 2% Issuer
- - - Constrained Index/1/   4.80%  8.63%  8.70%        6.46%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This currently the only active Class in the Portfolio.

/1/The Lehman Brothers US High Yield - 2% Issuer Constrained Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 08/30/1996. Index returns are based on an inception date of 8/31/1996.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


MARKET OVERVIEW

The first half of 2006 was a tale of two quarters. In the first quarter, stocks posted significant gains, particularly small cap and foreign equities. The market reversed course in May with most major domestic stock indexes posting losses in the second quarter. Despite the pullback, the S&P 500 Index gained 2.71% in the first half of 2006. From a market capitalization standpoint, small cap stocks were the best performers followed by mid cap stocks and then large cap stocks. Energy and telecommunication services were the top performing sectors in the S&P 500 Index during the first half, while the information technology and health care sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE Index returned 10.16% during the year-to-date period. Bonds underperformed equities during the first half of the year with the Lehman Brothers Aggregate Bond Index losing 0.72%.

PORTFOLIO PERFORMANCE

For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 3.00% versus 4.85% for its benchmark, the S&P 500(R) Index and 6.55% for its Blended Benchmark.

The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

From an asset class perspective, overweighting equities versus bonds relative to the blended benchmark contributed to performance. On the stock side, underweighting small cap weighed on performance in the first half as small cap stocks outperformed. In fact, the Portfolio did not own a small cap ETF, despite small caps representing 15% of the blended benchmark. However, the Portfolio was overweight mid caps, which contributed to relative performance. The Portfolio was slightly overweight foreign stocks (roughly 12% of the portfolio during the first half of the year versus 10% in the blended benchmark), which aided relative results as foreign stocks outperformed domestic.

With regards to the sector allocation in the large cap segment of the Portfolio, an overweight position in health care detracted from performance as the sector was one of the worst performing sectors in the S&P 500 Index during the first half of the year. An underweight position in materials also weighed on relative results. On the positive side, an overweight to consumer staples contributed to relative performance.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. Although there are attractive opportunities in both bonds and stocks, we believe the return/risk posture of stocks is somewhat more attractive relative to bonds, given current valuations. The equity allocation is dominated by U.S. large cap stocks, which appear to have both attractive valuations and solid business fundamentals. While we continue to include foreign investments to help diversify the portfolio, we continue to favor domestic equities. We believe continuing U.S. dollar weakness is less likely and that U.S. economic growth is likely to set the pace for global growth. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Therefore, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     iShares S&P 500 Index Fund/1/                                 36.15%
     ----------------------------------------------------------------------
     iShares S&P MidCap 400 Index Fund                             20.13%
     ----------------------------------------------------------------------
     iShares MSCI EAFE Index Fund                                  10.20%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Healthcare Sector Index Fund            6.18%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Consumer Goods Sector Index Fund        4.16%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Industrial Sector Index Fund            3.20%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Financial Sector Index Fund             2.98%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Telecommunications Sector Index Fund    2.21%
     ----------------------------------------------------------------------
     iShares GS $ InvesTop Corporate Bond Fund                      1.98%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Technology Sector Index Fund            1.81%
     ----------------------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company                   100.0%

- --------
/1/ As of July 5, 2006, the Portfolio owned less than 25% of the Fund.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                      [CHART]

                  Fund      S&P 500       Blended Benchmark
                  ----      -------       -----------------
 10/1/2005      $10,000     $10,000           $10,000
12/31/2005       10,204      10,209            10,231
 3/31/2006       10,717      10,639            10,867
 6/30/2006       10,510      10,486            10,654




    ---------------------------------------------------
                             Cumulative Return/3,4/
                         (for the period ended 6/30/06)
    ---------------------------------------------------
    ---------------------------------------------------
                                Since Inception
    ---------------------------------------------------
    Cyclical Growth ETF
    Portfolio--Class A               -3.07%
- --  Class B                           5.10%
    Class E                          -3.07%
    ---------------------------------------------------
- - - S&P 500(R) Index/1/               4.85%
    ---------------------------------------------------
- --  Blended Benchmark/2/              6.55%
    ---------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The Performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/1/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


MARKET OVERVIEW

The first half of 2006 was a tale of two quarters. In the first quarter, stocks posted significant gains, particularly small cap and foreign equities. The market reversed course in May with most major domestic stock indexes posting losses in the second quarter. Despite the pullback, the S&P 500 Index gained 2.71% in the first half of 2006. From a market capitalization standpoint, small cap stocks were the best performers followed by mid cap stocks and then large cap stocks. Energy and telecommunication services were the top performing sectors in the S&P 500 Index during the first half, while the information technology and health care sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE Index returned 10.16% during the year-to-date period. Bonds underperformed equities during the first half of the year with the Lehman Brothers Aggregate Bond Index losing 0.72%.

PORTFOLIO PERFORMANCE

For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 1.99% versus 4.85% for its benchmark, the S&P 500(R) Index and 5.29% for its Blended Benchmark.

The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

From an asset class perspective, overweighting equities versus bonds relative to the blended benchmark contributed to performance. We maintained roughly a 19% weighting in bond ETFs during the first half, compared to a fixed income weighting of 38% in the blended benchmark. On the stock side, overweighting large cap stocks hurt relative performance in the first half as small cap stocks outperformed. The Portfolio did not own a small cap ETF despite small caps representing 10% of the blended benchmark. However, the Portfolio was overweight mid caps, which contributed to relative performance. The Portfolio was slightly overweight foreign stocks, which aided relative results as foreign stocks outperformed domestic.

Our ETF selection in fixed income detracted from performance, as our largest fixed income ETF holding in the Portfolio, the iShares GS $ InvesTop Corporate Bond Fund, underperformed our fixed income benchmark during the first half of the year. With regards to the sector allocation in the large cap segment of the Portfolio, an overweight position in health care detracted from performance as the sector was one of the worst performing sectors in the S&P 500 Index during the first half of the year. An underweight position in materials also weighed on relative results. On the positive side, an overweight to consumer staples contributed to relative performance.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. Although there are attractive opportunities in both bonds and stocks, we believe the return/risk posture of stocks is somewhat more attractive relative to bonds, given current valuations. The equity allocation is dominated by U.S. large cap stocks, which appear to have both attractive valuations and solid business fundamentals. While we continue to include foreign investments to help diversify the portfolio, we continue to favor domestic equities. We believe continuing U.S. dollar weakness is less likely and that U.S. economic growth is likely to set the pace for global growth. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Therefore, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- -----------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                21.20%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                         20.15%
       ------------------------------------------------------------------
       iShares GS $ InvesTop Corporate Bond Fund                 13.67%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                               6.19%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Healthcare Sector Index Fund        6.10%
       ------------------------------------------------------------------
       iShares Lehman 1-3 Year Treasury Bond Fund                 5.13%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    3.70%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         3.69%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Industrial Sector Index Fund        3.38%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Technology Sector Index Fund        2.15%
       ------------------------------------------------------------------

- -----------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company                       100.0%


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                          [CHART]

                  Fund       S&P 500     Blended Benchmark
                  ----       -------     -----------------
 10/1/2005      $10,000     $10,000          $10,000
12/31/2005       10,165      10,209           10,208
 3/31/2006       10,557      10,639           10,727
 6/30/2006       10,367      10,486           10,529



    -------------------------------------------------------------
                                       Cumulative Return/3,4/
                                   (for the period ended 6/30/06)
    -------------------------------------------------------------
    Cyclical Growth and Income ETF
    Portfolio--Class A                         -2.56%
- --  Class B                                     3.68%
    Class E                                    -2.56%
    -------------------------------------------------------------
- - - S&P 500(R) Index/1/                         4.85%
    -------------------------------------------------------------
- --  Blended Benchmark/2/                        5.29%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/1/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


PERFORMANCE REVIEW

For the six month period ended June 30, 2006, the Portfolio Class A shares had a net return of 4.69% versus 7.02% for its benchmark, the Russell Midcap(R) Value Index.

MARKET REVIEW

During the first half of 2006, the overall U.S. equity markets finished in positive territory, with the S&P 500 Index returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Federal Reserve Board rate hikes tempered returns. Within the S&P 500 Index, Energy and Utility companies continued to be favored by investors, producing significant returns over the six month period. Conversely, sectors such as Healthcare and Technology lagged during the period.

PORTFOLIO POSITIONING

During the six month reporting period, the Portfolio generated positive returns, but trailed the returns of the Russell Midcap(R) Value Index. The Portfolio's stocks in the Basic Materials and Financials sectors led performers while its holdings in the Energy and Consumer Cyclicals sectors detracted from results.

Performance in the first half of the year was driven by a combination of adverse stock selection and macro headwinds. Several of the Portfolio's large Energy holdings, such as EOG Resources, Inc. (2.2% of the Portfolio) lagged the market due to weather related pressure on natural gas fundamentals. We continue to favor Energy companies with a mix of low cost structures, positive reserve trends and disciplined management teams. In Technology, weak investor sentiment pressured shares of Activision, Inc. (1.4%) and Seagate Technology (1.1%), but we remain positive on the long term fundamentals for both companies. Other stocks that endured a challenging reporting period included Lennar Corp. (1.3%) and MedImmune, Inc. (0.9%).

Across the Portfolio, several individual stocks ranked as top performers. JC Penney, Inc. (2.4%) a top holding, continues to perform strongly due to the company's vastly improved profitability and leadership. Improved fundamentals at Allegheny Technologies, Inc. (0.6%) also aided to results. In Consumer Cyclicals, auto safety provider Autoliv (0.7%) contributed to performance, despite troubles at U.S. automakers. We believe Autoliv has benefited from its low cost labor structure and excellent capital stewardship, as well as its limited exposure to the U.S. automakers. Additionally, the company had used recent free cash flow to improve its debt structure, as well as to repurchase its own shares.

OUTLOOK

As we move into the second half of 2006, we remain firmly committed to our quality focused investment style. We think management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory and operating costs. The merger and acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. Over time, we believe our keen attention to fundamental analysis and disciplined valuation will serve our shareholders well despite short-term swings in market trends.

The Portfolio invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Range Resources Corp.                   3.06%
                ------------------------------------------------
                Entergy Corp.                           2.53%
                ------------------------------------------------
                J. C. Penny Co., Inc.                   2.43%
                ------------------------------------------------
                Ambac Financial Group, Inc.             2.37%
                ------------------------------------------------
                PPL Corp.                               2.21%
                ------------------------------------------------
                EOG Resources, Inc.                     2.18%
                ------------------------------------------------
                Harrah's Entertainment, Inc.            2.16%
                ------------------------------------------------
                Bear Stearns Cos., Inc. (The)           2.12%
                ------------------------------------------------
                PG&E Corp.                              2.05%
                ------------------------------------------------
                Apartment Investment & Management Co.   1.88%
                ------------------------------------------------

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------



PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Financial                                                   30.3%
Utilities                                                   13.6%
Industrial                                                  13.0%
Energy                                                      10.5%
Non-Cyclical                                                10.1%
Cyclical                                                     9.7%
Technology                                                   5.6%
Basic Materials                                              4.2%
Communications                                               3.0%


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
   GOLDMAN SACHS ASSET MANAGEMENT L.P. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                     Fund         Russell Midcap Value Index
                     ----         --------------------------
     4/30/2004      $10,000               $10,000
     6/30/2004       10,620                10,622
     9/30/2004       10,740                10,807
    12/31/2004       12,098                12,262
     3/31/2005       12,350                12,357
     6/30/2005       12,836                12,938
     9/30/2005       13,544                13,630
    12/31/2005       13,613                13,813
     3/31/2006       14,427                14,865
     6/30/2006       14,230                14,782


    ----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 6/30/06)
    ----------------------------------------------------------------
    ----------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ----------------------------------------------------------------
    Goldman Sachs Mid-Cap Value
- --  Portfolio--Class A               11.15%         17.87%
    Class B                          10.85%         17.62%
    ----------------------------------------------------------------
- - - Russell Midcap(R) Value Index/1/ 14.25%         19.77%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value(R) Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


- -----------------------------------------------------------------------------

- ------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
HAUNTED MARKETS

A strong whiff of fear floated through the global equity markets over the past quarter as investors' and speculators' attention turned to rising interest rates and fears of inflation. Those sectors that rode a strong wave of upward momentum over the past few years were hit especially hard, including emerging markets stocks, small caps, cyclicals, and resources. Indeed, many of these sectors were looking very pricey. A correction was to be expected as recent performance was unsustainable and because many companies were selling at valuation levels that were not consistent with their long-term growth prospects.

Overall, despite weakened share prices, foreign companies continue to generate profit and cash flow growth, and we believe investment opportunities for long-term value investors have improved. We welcome market instability and weakness because they make quality companies selling at low prices easier to find.

PORTFOLIO PERFORMANCE REVIEW

Despite volatile equity markets during the past six months the Portfolio performed well, outpacing comparable international market indices both for the quarter and year-to-date. For the six months ending June 30, 2006, the gross return for the Portfolio Class B was 11.5% compared to a 10.2% return for the MSCI EAFE(R) Index.

We continue to be relatively underweight in the Japanese market not because we don't like Japan in general, but because we haven't found sufficient companies and management teams in the country that meet our quantitative and qualitative criteria. The Portfolio's underweighting in Japan was the largest contributor to performance for the period. Other large contributors to performance for the period were our positions in Japan, the Netherlands and Switzerland and a relative overweight allocation in South Korea. The greatest detractors from relative performance were the positions in Hong Kong and an underweight allocation to Spain.

Individual securities that contributed to performance most significantly during the first half of 2006 were British Sky Broadcasting ("BskyB"), SK Telecom and BMW AG. We added BSkyB a UK provider of pay/satellite TV last year. Initially the stock underperformed as concerns on competition and subscriber churn hit the share price. We believe BSkyB is executing well in a fairly competitive market and was successful in bidding on the UK Premier soccer rights. South Korean SK Telecom was a strong performer early in the 2nd quarter due to a solid outlook and lower than expected capital spending. In May however, SK Telecom's price fell after the company announced a $1 billion transaction that will eventually lead to a 6.7% stake in China Unicom. The valuation appears reasonable at less than 5x earnings before interest tax depreciation and amortization in a leading player in one of the fastest growing markets in the world. It remains unclear what kind of say SK Telecom's management will have in its investment that is also majority owned by the Chinese government. The company lost almost $2 billion in market value, which seems too harsh given what is known about this deal. Though much of the auto industry is in trouble, Munich-based BMW continues to grow its business with updated lines like the 3 Series and 7 Series, which are fueling very strong unit growth. Because the newly wealthy often showcase their economic success via "The Ultimate Driving Machine," BMW is also profiting from emerging market prosperity.

In other sectors, our holdings in the European exchanges Euronext and Deutsche Boerse continued their ascent with increased talk of global consolidation, resulting in two large contributors' to returns for the period. In fact, we sold both stocks as each reached their respective sell targets. Associated British Ports is the owner operator of a number of large ports throughout the UK and has been a long-term holding of the Portfolio. We sold this strong performer during the year because it reached its sell target, which was close to an initial bid price for the company.

The largest detractor from performance during the period was new holding DaimlerChrysler. Shares in the company have been hurt from trouble in the U.S. auto sector. However, we continue to build our position because we believe that the market is overlooking CEO Dieter Zetsche's potential to turn the company around, especially in their Mercedes autos and commercial vehicle divisions. Japanese securities Rohm and NTT DoCoMo also lagged. We believe fears of an overly competitive market and slowing mobile phone usage continue to plague NTT and negatively affect its share price. However, with a 50% plus market share, a new 3G network, and its newly formed alliances with "down stream" services, NTT is very well positioned for future growth, in our view.

We added a number of names during the period: French tire manufacturer Michelin, Swiss-headquartered Adecco, one of the largest temporary employment agencies in the world, and German automaker DaimlerChrysler are three of the new holdings. We have long admired the Adecco franchise, but management's capital allocation decisions had limited our interest. Apparently, the company's Board came to a similar conclusion. Adecco recently completed the acquisition of DIS, a German temporary help agency, and installed the DIS management team at the helm of Adecco. We view this change to be very positive as DIS had produced industry-leading margins and demonstrated a strong shareholder orientation.

OUTLOOK

As we often say, "Weak share price breeds opportunity." This holds true for our former portfolio holding Mexican media company Grupo Televisa S.A., which were selling out of at the end of the year as it hit our estimate of fair value. Months later, due to a greater than 20% share price decline and improved value creation, we bought shares again. We continue to watch closely for other such opportunities.

We remain excited about the value and quality of the names in the Portfolio.

Thank you for your continued confidence and support.

DAVID G. HERRO
ROBERT A. TAYLOR
Portfolio Managers
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               GlaxoSmithKline Plc                      4.36%
               -------------------------------------------------
               British Sky Broadcasting Group Plc       3.59%
               -------------------------------------------------
               NTT DoCoMo, Inc.                         3.42%
               -------------------------------------------------
               DaimlerChrysler AG                       3.40%
               -------------------------------------------------
               Bayerische Motoren Werke (BMW) AG        3.12%
               -------------------------------------------------
               Vodafone Group Plc                       3.11%
               -------------------------------------------------
               Chinatrust Financial Holding Co., Ltd.   3.04%
               -------------------------------------------------
               SK Telecom Co., Ltd.                     2.95%
               -------------------------------------------------
               Diageo Plc                               2.85%
               -------------------------------------------------
               Nestle S.A.                              2.60%
               -------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

France                                          7.8%
Germany                                        11.2%
Ireland                                         2.6%
Japan                                          14.0%
Mexico                                          0.4%
Netherlands                                     5.0%
South Korea                                     5.6%
Switzerland                                    15.9%
Taiwan                                          3.1%
United Kingdom                                 30.2%
Others                                          4.2%



- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
               HARRIS ASSOCIATES L.P. VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

               [CHART]

                  MSCI EAFE*      Fund
                  ----------      ----
 10/9/2001         $10,000      $10,000
12/31/2001          10,391       10,969
 3/31/2002          10,450       10,787
 6/30/2002          10,249       10,473
 9/30/2002           8,231        8,713
12/31/2002           8,765        8,984
 3/31/2003           8,052        7,890
 6/30/2003           9,627        9,855
 9/30/2003          10,415       10,534
12/31/2003          12,196       12,124
 3/31/2004          12,733       12,585
 6/30/2004          12,789       12,882
 9/30/2004          12,760       12,903
12/31/2004          14,720       14,612
 3/31/2005          14,705       14,929
 6/30/2005          14,595       14,878
 9/30/2005          16,118       16,302
12/31/2005          16,782       16,694
 3/31/2006          18,372       18,321
 6/30/2006          18,544       18,614



    -------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           25.41% 23.95%      12.86%
- --        Class B                25.10% 23.61%      14.06%
          Class E                25.24% 23.77%      13.72%
    -------------------------------------------------------------
- - - MSCI EAFE(R) Index/1/        27.07% 24.43%      14.59%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- -----------------------------------------------------------------------------


In the first quarter of 2006, equity markets posted solid gains, supported by healthy earnings reports, retreating energy prices and resilient economic growth. Indeed, the performance of the economy remained impressive, especially this late into a Federal Reserve (Fed) credit tightening cycle. Consumer spending and housing market activity continued at a healthy, albeit more moderate pace and corporations projected increases in capital investment. During the second quarter, however, signs of inflation, which had remained relatively benign by historic standards despite spikes in fuel prices both at the end of last year, began to creep into the picture with core prices rising for three consecutive months. As a result, the Federal Reserve pushed short-term lending rates higher to 5.25%. The resilience of the housing market and consumer also seemed to thin with uneven home and retail sales and recently weak job data. On the last day of the period, hope was resurrected on the rate front with the latest inflation reading showing no change.

For the six months ended June 30, 2006, the Portfolio declined 2.11%, underperforming its benchmark, the S&P 500(R) Index, which returned 2.71%.

On the downside, high-end grocery chain Whole Foods Market stumbled as recent operating performance was stunted by costs associated with the rollout of its new higher-volume, higher-margin stores. The company is refining its store model to a larger, "higher return-on-investment" format with unique prepared food offerings that attempt to generate excitement and intense loyalty among its customers. We expect these new venues to bolster the company's profitability going forward. With only 3% market share of total U.S. grocery sales, we believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

Also detracting from performance was Internet search and media company Yahoo!, which lost favor with investors after reporting fourth-quarter financial results that only met expectations. However, Yahoo! has benefited from the ongoing migration of advertising dollars from traditional media into the growing Internet space, which allows advertisers to better target and track media spending. We remain confident in the underlying fundamentals supporting Yahoo!, and we will continue to closely monitor their valuations.

Biotechnology company Celgene was the Portfolio's strongest contributor, reflecting the expanding market opportunities tied to its cancer drug, Revlimid. Originally formulated as a drug for blood-borne cancers, Revlimid has shown potential in the treatment of leukemia and non-Hodgkin's lymphoma. Specifically, Revlimid has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved for these additional uses by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another standout was Deutsche Boerse, owner of the Frankfurt Stock Exchange. The German company continues to capitalize on growth in the European financial derivatives market, and recently reported a 45% surge in quarterly earnings. Deutsche Boerse has also benefited from consolidation in the European exchange market, and we believe its hybrid floor-and-electronic trading operation may prove to be the model for other exchanges around the world. We are impressed with the company's business prospects, positioning and valuation, as well as its commitment to returning cash to shareholders in the form of stock repurchase and dividends.

Though the Portfolio's overweighting in information technology detracted from performance on a relative basis, we benefited from our stake in Germany's SAP, the world's largest seller of business applications software. SAP continues to project double-digit growth in licensing revenues and earnings, and recently captured investor attention with its plans to enter the fast-growing market for on-demand, subscription-based business applications software. Such online software has become a popular alternative with end-users, given the minimal upfront investment and quick turnaround time.

We also benefited from a rebound in shares of Research in Motion, maker of the BlackBerry wireless email system. The company was able to settle a patent infringement suit brought by rival NTP, avoiding an injunction on sales of its popular BlackBerry device. We anticipate investor subscriber growth to rebound now that uncertainty over the future of the BlackBerry service has lifted.

Looking ahead, in our opinion the economy has remained surprisingly robust despite many headwinds--high budget deficits that at some point will impact monetary policy, moderating consumer demand due to high oil prices and slowing house price appreciation, and corporate profit squeezes from rising raw material prices and weak end-user pricing ability. We remain cautiously optimistic on the economic and market outlook and believe that the economy will continue to grow, albeit at a slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. In this environment, we expect to see the market continue to favor companies that provide strong earnings growth despite these impediments, so the Portfolio remains invested predominantly in stocks that we believe can grow organically and have specific catalysts to improve shareholder value.

Thank you for your continued investment.

ED KEELY
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Yahoo!, Inc.                     4.98%
                   -----------------------------------------
                   Celgene Corp.                    4.96%
                   -----------------------------------------
                   Roche Holding AG                 4.92%
                   -----------------------------------------
                   Whole Foods Market, Inc.         3.12%
                   -----------------------------------------
                   Varian Medical Systems, Inc.     2.84%
                   -----------------------------------------
                   Lamar Advertising Co.--Class A   2.71%
                   -----------------------------------------
                   Coventry Health Care, Inc.       2.67%
                   -----------------------------------------
                   Google, Inc.--Class A            2.56%
                   -----------------------------------------
                   QUALCOMM, Inc.                   2.46%
                   -----------------------------------------
                   NAVTEQ Corp.                     2.38%
                   -----------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Information Technology             26.1%
Health Care                        24.4%
Financials                         14.1%
Consumer Discretionary             11.8%
Industrials                        10.2%
consumer Staples                    6.1%
Energy                              3.2%
Telecommunication Services          2.5%
Materials                           1.6%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                 JANUS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
             JANUS CAPITAL MANAGEMENT LLC VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                   S&P 500        Fund
                   -------      -------
     2/12/2001     $10,000      $10,000
     3/31/2001       8,512        7,970
     6/30/2001       9,010        8,300
     9/30/2001       7,687        6,220
    12/31/2001       8,509        7,400
     3/31/2002       8,533        7,430
     6/30/2002       7,389        6,260
     9/30/2002       6,113        5,250
    12/31/2002       6,628        5,341
     3/31/2003       6,420        5,351
     6/30/2003       7,408        6,041
     9/30/2003       7,605        6,251
    12/31/2003       8,531        6,991
     3/31/2004       8,675        7,042
     6/30/2004       8,824        7,242
     9/30/2004       8,659        6,832
    12/31/2004       9,458        7,582
     3/31/2005       9,255        7,312
     6/30/2005       9,382        7,622
     9/30/2005       9,720        8,182
    12/31/2005       9,923        8,611
     3/31/2006      10,341        9,031
     6/30/2006      10,192        8,429


    ---------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the period ended 6/30/06)
    ---------------------------------------------------------------
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      10.88% 12.04%    --         3.12%
- --  Class B                 10.60% 11.74%  0.31%       -3.13%
    Class E                 10.57% 11.83%    --        13.37%
    ---------------------------------------------------------------
- - - S&P 500(R) Index/1/      8.63% 11.22%  2.49%        0.35%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE SUMMARY

The Portfolio underperformed the S&P 500(R) Index during the first half of 2006, and was down (8.02%) versus the 2.71% return for the benchmark.

DETRACTORS FROM PERFORMANCE

From a sector perspective, the three weakest sectors in the Portfolio were consumer discretionary, information technology and healthcare.

Within consumer discretionary, an overweight position and the weak performance of select stocks within this group negatively impacted performance during the time period. XM Satellite Radio declined after it reported that its cost per gross acquisition (CPGA) had increased due to inventory issues in the automobile industry. In addition, the financial woes of its largest partner, General Motors, has weighed on the stock. In addition to these issues, the stock was sold from the Portfolio after we became increasingly concerned about the caliber of the programming. Advanced Auto Parts fell at the end of the reporting period after guiding down estimates due to slower-than-expected store traffic. The position size was aggressively trimmed on the news.

An overweight position and poor stock selection in the information technology sector as well as the disappointing near-term results posted by some of our tech holdings also detracted from performance during the first half of 2006. Apple Computer declined on concern that the transition to Intel-based Mac PCs in next-generation computers might not be as smooth as expected. In addition, there has been some concern that iPod sales might be soft. We began to trim the stock on valuation concerns after it hit an all-time high early in the year, as we became concerned that the stock price had gotten ahead of the near-term fundamental outlook. The stock remains a core holding in the Portfolio, as we believe the long-term growth opportunities for Apple are still not well understood by the market.

Staying within the information technology sector, eBay declined and was sold out of the Portfolio. We became concerned about increased competitive threats to its core auction business and have chosen to take profits in the name and move to the sidelines. Likewise, we chose to exit our position in Yahoo! after becoming frustrated with its difficulties monetizing search inquiries.

An overweight position and underperformance by certain healthcare holdings also had a negative impact on performance. Following its strong performance in 2005, UnitedHealth Group declined after the SEC announced an investigation regarding back-dating of executive options. Further weighing on the stock were concerns about rising medical costs negatively impacting margins. The position was trimmed on valuation discipline, harvesting gains we have made in the name over the past few years. Teva Pharmaceuticals declined after Merck decided to cut the price of its cholesterol drug, Zocor, to generic price levels. This was done in an attempt to maintain market share in front of Teva's launch of a generic equivalent.

CONTRIBUTORS TO PERFORMANCE

On the positive side, the financial and material sectors made a positive contribution to performance. Goldman Sachs was the top performer in the financial group, benefiting from the continued strengthening of global financial markets. Goldman Sachs is well positioned in fast-growing capital markets like Japan and China, and its proprietary trading desk remains a powerful driver of its business model. Wells Fargo's stock benefited from solid execution, as its cross-sell driven model has enabled the top and bottom line to grow at 9%.

Suncor, the Canadian-based oil sands company, made the largest contribution to performance, aided by strength in oil prices and continued recognition that we are in an energy-constrained world. It is clear that the gap between worldwide energy production and consumption is very narrow. The conversion technology that Suncor employs to transform oil sands into marketable oil is becoming more efficient, which is helping to drive down costs. During the period, we initiated positions in energy companies that have exposure to natural gas on the pullback in the price of the underlying commodity.

Despite weakness in the aforementioned healthcare holdings, our biotechnology holdings performed well. Roche, whose underlying execution remains solid, made the second largest positive contribution to performance. All of the key franchises are showing strong growth, with Avastin and Herceptin each growing almost 100% year-over-year in both the U.S. and Europe. Additionally, eight of Roche's top 10 drugs reported double-digit growth rates in the most recent quarter. Gilead moved ahead during the period and its franchise HIV drug, Truvada, continues to gain market share versus the competitive therapy. We remain optimistic about the fundamental outlook for Gilead's HIV franchise over the next few years, believing that management has been conservative in its guidance.

CURRENT POSITIONING

The Portfolio was overweight the consumer discretionary, information technology and healthcare sectors, while it was underweight the industrials and financials sectors. Exposure to the consumer discretionary, healthcare and information technology sectors declined during the period, while exposure to financials and energy increased. We remain focused on identifying single-purpose business models selling compelling products into large total addressable markets.

SCOTT SCHOELZEL
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Apple Computer, Inc.                8.19%
                  --------------------------------------------
                  Lowe's Cos., Inc.                   5.34%
                  --------------------------------------------
                  Wells Fargo & Co.                   4.89%
                  --------------------------------------------
                  Roche Holdings AG                   4.85%
                  --------------------------------------------
                  American Express Co.                4.65%
                  --------------------------------------------
                  Gilead Sciences, Inc.               4.34%
                  --------------------------------------------
                  Federated Department Stores, Inc.   4.14%
                  --------------------------------------------
                  Electronic Arts, Inc.               4.00%
                  --------------------------------------------
                  KKR Private Equity Investment LP    3.90%
                  --------------------------------------------
                  Genentech, Inc.                     3.60%
                  --------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]
Health Care                                        20.3%
Financials                                         24.3%
Consumer Discretionary                             18.6%
Information Technology                             17.3%
Energy                                             11.0%
Utilities                                           2.8%
Consumer Staples                                    2.7%
Materials                                           2.5%
Telecommunication Services                          0.5%



- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                JANUS CAPITAL APPRECIATION PORTFOLIO MANAGED BY
   JANUS CAPITAL MANAGEMENT LLC VS S&P 500(R) INDEX/1/, AND RUSSELL 2000(R)
                                   INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                        Russell Value
               Fund     S&P 500 Index    2000 Index
             -------    -------------    ----------
 6/30/1996   $10,000       $10,000        $10,000
12/31/1996    12,821        12,296         12,137
12/31/1997    16,172        16,398         15,995
12/31/1998    26,139        21,084         14,964
12/31/1999    40,082        25,521         14,741
12/30/2000    31,356        23,196         18,106
 6/30/2001    26,471        21,642         15,803
12/31/2001    23,178        20,438         15,985
12/31/2002    17,377        15,921         14,159
 3/31/2003                                 13,440
 6/30/2003    18,841        17,794         16,493
12/31/2003    21,705        20,488         20,676
12/30/2004    25,836        22,717         25,277
 6/30/2005    27,107        22,533         25,504
12/31/2005    30,536        23,833         26,468
 3/31/2006    30,353        24,836         30,044
 6/30/2006    28,085        24,479         29,233

    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Janus Capital
    Appreciation
- --  Portfolio--Class A   3.61% 14.39% 1.26%   9.20%    12.82%
    -------------------------------------------------------------
- - - S&P 500(R) Index/1/  8.63% 11.22% 2.49%   8.32%    13.60%
    -------------------------------------------------------------
    Russell 2000(R)
- --  Index/2/            14.58% 18.70% 8.50%   9.05%    12.28%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had a market capitalization of $2.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 03/19/1982. Index returns are based on an inception date of 3/31/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 3.09% versus 5.06% for its benchmark, the Russell Midcap(R) Index.

A sharp rally in U.S. stocks marked the first quarter of 2006. Stocks then flattened out in a mid-quarter sell-off before bouncing back in mid-March and advancing to levels that had not been reached since 2000. The mid-quarter sell-off was attributed to concerns about the sustainability of U.S. economic growth and worries that the continued monetary tightening by the U.S. Federal Reserve and central banks around the world would lead to a reduction in investor risk tolerance. However, a continuation of strong profit growth, coupled with robust merger and acquisition activity, aided the overall rally and U.S. stocks had their best performance in five quarters. In fact, the first quarter witnessed significant merger and acquisition activity, with the largest deal being AT&T's $67 billion offer for BellSouth. The ongoing rally in equities persisted through the first half of the second quarter, before stocks fell sharply amid concerns over a potential acceleration in inflation and its implications for future monetary policy. Comments from the newly installed Federal Reserve Chairman, Ben Bernanke, regarding the "unwelcome" increase in prices called into question the prevailing belief that the cycle of monetary tightening in the United States was nearing an end. Concerns that the Federal Reserve would continue to aggressively raise rates fueled fears of a material global economic slowdown and a sharp contraction in liquidity, as central banks around the world tightened monetary policy.

The first quarter of 2006 was disappointing. Although the Portfolio had two stock-specific issues (discussed below), much of the underperformance was related to the markets gravitation toward the more speculative asset classes. Specifically, stock selection in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues for the first quarter would be lower than had previously been forecasted, due to a weaker advertising market and greater competitive pressure. In addition, increased investment spending in 2006 is likely to further depress earnings relative to prior expectations. We have subsequently sold our holdings in Westwood One. Expedia shares also declined, after the company released its earnings report. Although revenue growth was in line with our expectations, the company announced that it had increased general and administrative expenses and technology spending. In addition, our Expedia holdings have since been sold from the Portfolio. In financials, the Portfolio's underweight position in REITs detracted from performance, as this sector rose sharply despite rising interest rates. In addition, a large weighting in insurance stocks also hurt returns, as this group underperformed. The Portfolio's underweight position in utilities benefited performance, as this sector declined after performing well in 2005.

During the second quarter, investors' risk appetite moved away from the deeper cyclicals providing a more compelling backdrop favoring Lazard's investment style. Strong performance, relative to the benchmark, can be attributed to broad stock selection during the second quarter. Performance benefited from stock selection in industrials, as shares of food-services company, Aramark Corp., rose sharply. The company received a takeover offer from a private equity group led by its Chairman and Goldman Sachs. The $32 cash offer was at a 13 percent premium to the previous day's closing price. However, the stock has been trading higher, as investors believe that the company could eventually receive a higher bid. Overseas Shipholding also performed well, after the company announced a $300 million share repurchase program representing approximately 15 percent of its outstanding shares. This announcement underscores the company's solid cash-flow generation and its commitment to enhancing shareholder value. Stock selection in health care also helped performance, after shares of Sepracor rose, due to positive news that the FDA did not approve a potential competitive sleep aid. This decision gives the company a competitive advantage in the growing insomnia treatment market. Subsequently, the stock rose based on speculation of a takeover, given that it is likely that one of the largest competitive threats to the company's insomnia drug has been eliminated. An underweight position in utilities detracted from performance, as this normally defensive sector held up well in the downturn.

While the equity markets were volatile during the quarter, the economic backdrop continues to appear solid, with interest rates low by historical standards and corporate profits quite robust. In addition, mid-cap equity valuations appear reasonable, particularly among higher quality, less-volatile stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for equities is positive, although, we would expect investor risk tolerance to continue to wane, as the effects of the earlier Federal Reserve rate hikes, which tend to trail the announcements, are experienced.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Avaya, Inc.                         2.99%
                  --------------------------------------------
                  Protective Life Corp.               2.86%
                  --------------------------------------------
                  Williams Cos., Inc. (The)           2.38%
                  --------------------------------------------
                  ALLTEL Corp.                        2.20%
                  --------------------------------------------
                  Liz Claiborne, Inc.                 2.17%
                  --------------------------------------------
                  Dollar Tree Stores, Inc.            2.14%
                  --------------------------------------------
                  Mellon Financial Corp.              2.07%
                  --------------------------------------------
                  PartnerRe, Ltd.                     2.05%
                  --------------------------------------------
                  Service Corporation International   2.04%
                  --------------------------------------------
                  Triad Hospitals, Inc.               2.01%
                  --------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Industrials                                   28.8%
Financials                                    18.8%
Non-cyclical                                  15.0%
Cyclical                                       9.7%
Communications                                 8.0%
Technology                                     7.8%
Basic Materials                                6.0%
Energy                                         5.9%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

                      LAZARD MID-CAP PORTFOLIO MANAGED BY
          LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP(R) INDEX/1/
                           Growth Based on $10,000+

                           [CHART]

  Date             Fund           Russell Midcap
- ----------        -------         --------------
 10/9/2001        $10,000            $10,000
12/31/2001         11,026             11,463
 3/31/2002         11,606             11,950
 6/30/2002         10,826             10,809
 9/30/2002          9,275              8,903
12/31/2002          9,843              9,608
 3/31/2003          9,402              9,381
 6/30/2003         10,874             11,094
 9/30/2003         11,314             11,807
12/31/2003         12,406             13,457
 3/31/2004         12,840             14,148
 6/30/2004         13,456             14,354
 9/30/2004         13,073             14,233
12/31/2004         14,183             16,177
 3/31/2005         14,293             16,137
 6/30/2005         14,475             16,811
 9/30/2005         15,050             17,806
12/31/2005         15,336             18,225
 3/31/2006         15,878             19,612
 6/30/2006         15,810             19,106




    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/06)
    -----------------------------------------------------------
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    Lazard Mid-Cap
    Portfolio--Class A          9.44% 13.58%       8.68%
- --  Class B                     9.22% 13.29%      10.18%
    Class E                     9.33% 13.42%       7.67%
    -----------------------------------------------------------
- - - Russell Midcap(R) Index/1/ 13.66% 19.87%      15.14%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------

PERFORMANCE

During the semi-annual period ended June 30, 2006, the Portfolio had a net return of 1.49%, versus (1.13%) for its benchmark, the Lehman Government/Credit Bond Index and 4.85% for its benchmark S&P 500(R) Index.

FIXED INCOME:
MARKET REVIEW

Interest rates moved broadly higher across the yield curve this year, driven by a tighter-than-expected Fed, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points at each of its four meetings, exceeding the market's expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter, with growth of over 5% in the first quarter, while headline inflation registered 3-4%, core inflation drifted slightly higher, and Treasury Inflation Protected Securities (TIPS) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle. Mortgage rates have risen about 55 bps so far this year, and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker's Association index of new mortgage applications has fallen almost 20%, and refinancing activity has dropped about 50% from last summer's highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profits growth. Mortgage spreads were also relatively stable as volatility remained low.

CONTRIBUTORS TO PERFORMANCE

Strategies produced mixed results last quarter. Overweight duration detracted somewhat from performance as interest rates rose, and a modestly bulleted yield curve exposure suffered as the curve flattened. Underweight exposure to the corporate bond sector benefited from wider spreads, but an emphasis on lower quality issues was penalized as those sectors underperformed. High yield debt exposure detracted somewhat from returns as spreads widened, but our emphasis on the auto sector benefited from a significant tightening in GM spreads, thanks to positive restructuring news. Overweight exposure to the mortgage-backed sector was a modest negative for performance as spreads widened marginally. TIPS exposure contributed to performance, thanks mainly to an outsized inflation adjustment for the period and a rise in breakeven spreads.

OUTLOOK AND STRATEGY

The Fed is now prepared to take a breather for the first time in two years, having judged that monetary policy is no longer accommodative and the economy is slowing. This means that the future strength of the economy and the behavior of inflation become critical determinants of the future course of interest rates. The economy does look to be slowing, but for now inflation pressures remain "elevated." The Fed and the bond market assume that a slower economy plus the lagged effects of a 425 bps rise in short-term interest rates will result in reduced inflation pressures, but the proof will be in the pudding, as they say.

Arguing for slower growth is evidence of a significant slowdown in the residential housing market. Over the past year, new applications for mortgages have declined 25%; mortgage refinancing activity has slumped fully 50%; housing starts are down approximately 10%; and the equities of major home builders have declined some 30%. Moreover, car sales have been flat to down over the past year, and rising gasoline prices have taken a bite out of retail sales. Jobs growth, meanwhile, is proceeding at a fairly modest pace.

Arguing against a full-scale slowdown in the economy, we have the evidence of strong growth in after-tax corporate profits and booming state and federal tax revenues. Corporate profit margins are at record-high levels, and some 50% above long-term average levels. In addition, state and local tax receipts have exceeded expectations by wide margins, suggesting that underlying income gains may be stronger than official statistics suggest. The global backdrop is also favorable, with prices of most industrial commodities trading at or near all-time highs, reflecting robust global demand. Meanwhile, credit spreads remain relatively low, suggesting an absence of systemic risk.

We don't anticipate a major slowdown, but we remain concerned that the economy is more vulnerable to downside, rather than upside risks, stemming primarily from the degree to which housing slows and how this impacts the rest of the economy. For the time being, we believe the Fed is likely to be on hold, pending the accumulation of more data. They have plenty of latitude to lower rates should any significant slowdown in growth develop, but they would likely continue raising rates if inflation pressures fail to recede.

Globally, the Fed is not alone in responding to inflation pressures. Gold as well as most industrial commodity prices have risen significantly against all major currencies in the past year. The Bank of Japan has ended its quantitative easing program, and will likely soon raise short-term interest rates since it no longer sees the need to fight deflationary pressures. The ECB has indicated that it will most likely continue to raise rates since, like the Fed, it views European inflation to be somewhat elevated. The Bank of China has taken out some disinflationary insurance by allowing the yuan to appreciate relative to the dollar. In the end, while elevated inflation may be a near-term concern for many central banks, it is unlikely to become a permanent fixture of the global landscape.

Central banks' vigilance against the threat of inflation argues against a sustained secular uptrend in inflation and interest rates, and in favor of a

- ------------------------------------------------------------------------------

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- ------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


relatively flat interest rate trend over the next several years. Thus, we continue to follow a tactical duration strategy that calls for duration to rise as rates rise, and to fall as rates fall. We have a modest exposure to a steeper yield curve, in the belief that a stabilization of short-term interest rates is likely to allow a more normal term premium to reestablish itself with time. Our primary sector overweight is to mortgage-backed securities, since they should benefit from continued low volatility; even if the Fed ends up raising rates by more than the market expects, they are likely to do so at a measured pace, and this should go a long way to preserving the bond market's relative calm. With credit spreads generally low, we are targeting a neutral to underweight exposure to the corporate sector, with overweights concentrated in the auto and select high-yield sectors. Since breakeven spreads are lower than current inflation, we still think a moderate exposure to TIPS is a prudent hedge against higher-than-expected inflation, but as real yields move higher TIPS become quite attractive as standalone investments.

CONVERTIBLE:

Telecommunications Services, one of the smaller groups in the convertible market and in the convertible portion of the Portfolio, was the largest group contributor to returns for the first quarter of 2006 led by the convertible bonds of NII Holdings Inc., a provider of mobile communications services in Latin America, and by those of Level 3 Communications Inc., a global provider of telecommunications and information services.

Second best group contributor to returns for the convertible portion during the period was the Utilities sector, also one of the smaller sectors in the convertible market and in the convertible section of the Portfolio, where the entire contribution came from our single holding in the sector, that being the convertible preferred shares of NRG Energy Inc., an owner and operator of a diverse portfolio of power-generation facilities primarily in the U. S. and which was the subject of a takeover offer during the period.

Healthcare, one of the largest sectors in the convertible market and the largest in convertible portion of the Portfolio, was the poorest group contributor to the convertible section in the Portfolio returns in the quarter, again led on the downside by the convertible bonds of United Health Group Inc., a large provider of managed healthcare services that fell under the cloud of options backdating investigations, and by those of CV Therapeutics Inc., a biopharmaceutical company whose drug for the treatment of angina had a disappointing initial reception in the marketplace.

The second worst contributor to the returns of the convertible portion of the Portfolio for the period was also one of the larger sectors in the convertible market and second largest in this section, that being Information Technology. This group was led on the downside by our holding of the convertible bonds of ADC Telecommunications Inc., a supplier of voice, video and data systems for a variety of communications networks which announced an acquisition during the quarter that was viewed very unfavorably by the market, and by the convertible bonds of Openwave Systems, Inc., a provider of internet based communication infrastructure software and applications which failed to meet earnings expectations for the quarter.

EQUITY:

Positive stock selection in the second quarter offset negative sector allocation and negative stock selection during February and March.

Our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall and for each of the dimensions during the first half of 2006. The same was true for the second quarter with the exception of the Technical dimension, which was negative.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

During the first quarter, the US economy continued to grow at a steady pace, with job growth, employment rates and consumer sentiment suggesting a relatively healthy economy. The Fed boosted short term rates for the fifteenth time, the longest sustained tightening in history, and left the door open for further tightening, implying that the economy has adequate strength.

US equities began the year with strong absolute returns, continuing into early May, as the economy appeared to be strong. Returns were generally positive for the April through May 9 period, using the Russell 3000(R) Index as a proxy for the US market to illustrate sector reversals. The strongest sector for this index during this period was energy services while the weakest was health care-services.

On May 10, the Fed signaled that inflation was of increasing concern; investors reacted globally to a re-assessment of prospects for inflation and global growth. Central banks internationally joined the US Fed in tightening monetary policy, draining the global system of liquidity. Such actions had a cumulative effect, causing hedge funds and institutional players to unwind sizeable positions in an effort to control risk exposures. Risk aversion worldwide increased sharply, and stocks that had the best returns early in the year sold off the most sharply.

For the period May 9 to June 13, US sector returns were negative, led down by energy services, which declined significantly for the period, falling 19.4%, followed by materials and technology. While health care-services sector was the only sector with positive returns, utilities and telecommunications also outperformed.

After weeks of price declines within the US sectors, returns stabilized towards the end of June, and leadership returned to the energy-related stocks. All 20 sectors were positive during the recovery. Following energy and energy services, the strongest sectors were transportation, materials and software & services.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



OUTLOOK

As the Fed has overshot the mark in the past with respect to both tightening and loosening cycles, there are investor concerns that the Fed raised rates one time too many with the rise in June to 5.25%. In part, that concern contributed to the recent rise in market volatility.

Whether or not there are signs of inflation depends on the basket of goods used in a CPI calculation. One can declare either little sign of inflation if wages are included or definite signs of inflation if energy prices are included. In addition, commodity prices suggest that tight supply and robust demand are adding to inflation. Supply remains tight, bolstering the outlook for a strong pricing environment. If world economies continue to grow although at a more tempered pace, demand should remain at elevated levels with little dampening effect on prices.

Many investors feel that, ultimately, the US consumer will largely dictate what happens to the global economy. Given the record-high debt-to-disposable-income ratio, coupled with seventeen interest rate hikes, the typical consumer is in a precarious position. Our models point to the relative attractiveness of stocks in the Energy Services and Technology sectors while stocks in the consumer sectors and Financials-Banks appear less attractive.

INVESTMENT RESEARCH UPDATE

Our US, International and Emerging Markets investment teams introduced a new Technical factor during the first quarter. Known as the Golden Cross, this factor is predictive of intermediate-term stock price movements and has proven effective for both our long-only portfolios and our long-short strategies. Consisting of two components, the Golden Cross factor signals a security's upward or downward price momentum as well as the magnitude of the trend.

TEAM MANAGED
BATTERYMARCH FINANCIAL MANAGEMENT, INC.

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 22 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

CAM NORTH AMERICA LLC

Mr. Kent Bailey and Mr. Peter D. Luke are responsible for managing the investment of the Portfolio's assets in convertible securities. Mr. Bailey, who is a co-portfolio manager for U.S. convertible strategies for Batterymarch, joined Salomon Brothers Asset Management, an affiliate of Batterymarch and CAM North America in 2001. Prior to that time he was a convertible analyst for Morgan Stanley Dean Witter Advisors.

Mr. Peter D. Luke is a senior portfolio manager for U.S. convertible strategies for Batterymarch and a sector manager for flexible strategies. Mr. Luke has over 33 years of industry experience and joined Salomon Brothers Asset Management in 2001, currently an affiliate of Batterymarch. Prior to that time, he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

Mr. Steven Bleiberg, Managing Director and senior portfolio manager of CAM North America LLC, is head of global investment strategy. Mr. Bleiberg joined CAM North America LLC in 2003 and has 22 years of industry experience. Prior to that time he was Managing Director and Chairman of Global Equity Strategy Group for Credit Suisse Asset Management from 1991 to 2003.

Mr. Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies for CAM North America LLC. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy joined Citibank Global Asset Management, formerly a unit of Citibank, N.A. and an affiliate of CAM North America LLC, in 1998 and has 13 years of investment experience.

WESTERN ASSET MANAGEMENT COMPANY

A team of investment professionals at Western Asset manages the portion of the Portfolio's assets allocated to Western Asset. The team includes portfolio managers, sector specialists and other investment professionals. Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

S. Kenneth Leech has been employed as a portfolio manager for Western Asset for the past five years and has been the Chief Investment Officer of Western Asset since 1990.

Stephen A. Walsh has been employed as a portfolio manager of Western Asset for the past five years. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

Carl L. Eichstaedt has been a portfolio manager for Western Asset since 1991.

Mark Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup, Inc. or its predecessor companies since 1986.

Frederick Marki joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Marki was a director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      U.S. Treasury Note (4.875%, due 05/31/11)                   5.63%
      --------------------------------------------------------------------
      Federal National Mortgage Assoc. (5.000%, TBA)              2.84%
      --------------------------------------------------------------------
      Exxon Mobil Corp.                                           2.47%
      --------------------------------------------------------------------
      U.S. Treasury Note (4.500%, due 11/15/15)                   2.33%
      --------------------------------------------------------------------
      U.S. Treasury Note (3.625%, due 07/15/09)                   1.89%
      --------------------------------------------------------------------
      Government National Mortgage Assoc. (6.00%, due 06/15/36)   1.69%
      --------------------------------------------------------------------
      Citigroup, Inc. (4.125%, due 02/22/10)                      1.67%
      --------------------------------------------------------------------
      PP&L Transition Bond LLC (7.05%, due 06/25/09)              1.21%
      --------------------------------------------------------------------
      U.S. Treasury Note (3.250%, due 08/15/08)                   1.20%
      --------------------------------------------------------------------
      Chevron Corp.                                               1.12%
      --------------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                            [CHART]

Common Stock                                              57.7%
U.S. Government & Agency Obligation                       15.4%
Domestic Bonds & Debt Securities                          15.3%
U.S. Government Agency Mortgage Backed Securities          5.5%
Convertible Bonds                                          4.8%
Convertible Preferred Stocks                               0.6%
Foreign Bond & Debt Securities                             0.4%
Asset-Backed Secutiry                                      0.3%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


            LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO MANAGED BY
  BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY VS. LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX/1/ AND
                              S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                       [CHART]

                           Lehman Gov't /     S&P 500
                Fund     Credit Bond Index     Index
                ----     -----------------     -----
 6/30/1996    $10,000       $10,000           $10,000
12/31/1996     10,000        10,291            12,296
12/31/1997     11,717        11,294            16,398
12/31/1998     14,070        12,364            21,084
12/31/1999     16,065        12,098            25,521
12/30/2000     15,806        13,531            23,196
 6/30/2001     15,419        13,056            21,642
12/31/2001     14,986        13,685            20,438
12/31/2002     13,673        15,193            15,921
 6/30/2003     15,226        15,988            17,794
12/31/2003     16,796        15,904            20,488
12/30/2004     18,210        16,574            22,717
 6/30/2005     18,170        17,028            22,533
12/31/2005     18,906        16,963            23,833
 3/31/2006     19,456        16,792            24,836
 6/30/2006     19,188        16,772            24,479

    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Legg Mason Partners
    Managed Assets
- --  Portfolio--Class A   5.60%  8.10% 4.58%   8.18%     8.80%
    -------------------------------------------------------------
    Lehman Brothers
    Government/Credit
- --  Bond Index/1/       -1.51%  1.60% 5.13%   6.25%     8.46%
    -------------------------------------------------------------
- - - S&P 500(R) Index/2/  8.63% 11.22% 2.49%   8.32%    12.44%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 4/08/1983. Index returns are based on an inception date of 4/30/1983.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET COMMENTARY

The year began on an upbeat note as stocks advanced strongly following the release of the Federal Reserve's December meeting minutes and began to price in the likelihood of an eventual conclusion to the Fed's interest rate tightening campaign. Nevertheless, sensitivity to inflationary indicators and a focus on the Fed remained elevated during the first quarter, which saw the S&P 500 post its best quarterly showing since 1999. The market pulled back over the subsequent three months, as hawkish comments from Chairman Ben Bernanke and other Fed officials left investors concerned the Federal Reserve might boost short-term interest rates too far and precipitate an economic downturn, although a softer tone in the last Fed statement sparked a late-June rally that made up much of the second quarter's lost ground. The Bank of Japan and European Central Bank also tightened monetary policy in recent months, beginning a global liquidity drain that helped large cap stocks assume leadership from the previously red-hot small and mid cap segments of the market during the downturn that began in early May.

PERFORMANCE REVIEW

During the first six months of 2006, the Portfolio generated a total return of
- -4.69% versus a +2.71% return for the benchmark S&P 500(R) Index. Our underperformance versus the benchmark was caused by a combination of weak sector allocation and poor security selection. Our significantly overweight position in the index-lagging consumer discretionary sector, which was exacerbated by the poor returns of our individual securities, was a major detractor. Our absence from the energy sector, which dramatically outperformed the overall index, also notably hindered performance.

From a security selection standpoint, our underperformance during the year-to-date period was largely attributable to weakness among our managed care and Internet holdings. The stock sell-off suffered by the managed care industry reflected investors' concerns that the industry's rising profitability in previous years will be followed by a period of irrational pricing to grab market share, and that the trend of medical cost inflation will jeopardize earnings growth. So far, these concerns have found little support from industry data or company developments. Furthermore, there are significant contextual differences (such as technology, consolidation, and financial discipline of the current leaders) between the current period and the mid-'90s, when the last underwriting cycle downturn occurred. We believe that the combination of mid-teens long-term earnings growth, ROE in the high-teens to mid-twenties, strong free cash flow generation equal or greater than net income, and valuation multiples below that of the general market (based on our 2007 earnings estimates) make these stocks compelling investment opportunities.

Pressure on Internet stocks came primarily from heightened competitive concerns. As the growth of the US and European online markets moderate and as the booming Asian market has yet to become large enough to make a major contribution, many Internet companies have proposed significant capital investments to enhance their competitive positions and prepare for the future. Nevertheless, some investors became concerned that the high returns on incremental invested capital at these companies would evaporate in a destructive "arms race." We believe these companies' stock prices have incorrectly embedded an overly pessimistic view of perpetually elevated spending, increasing their appeal to long-term investors.

OUTLOOK

We believe the market weakness experienced from early May to mid June was a correction rather than the start of a bear market. Although the Fed is likely near the end of its tightening regime, it will probably bump the Fed funds rate one more time by 25 basis points to 5.50% in August. In our view, the economy is likely to slow, but not collapse, and we expect earnings growth to moderate, but hold up well enough to support higher stock prices once it becomes apparent that the Fed is done tightening. The current environment of healthy corporate profits and decent valuations underpins our view that the market is undervalued by roughly 10% based on next year's earnings, and that broad market performance over the next twelve months will most likely match the level of corporate earnings growth. In addition, we believe that the superior performance of large cap stocks exhibited during the second quarter may mark the beginning of a more extended period of improved relative returns for large cap stocks after six-and-a-half years of relative underperformance versus small and mid caps.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sprint Nextel Corp.                        5.68%
              ---------------------------------------------------
              Tyco International, Ltd.                   5.21%
              ---------------------------------------------------
              AES Corp.                                  5.00%
              ---------------------------------------------------
              Amazon.com, Inc.                           4.73%
              ---------------------------------------------------
              Qwest Communications International, Inc.   4.72%
              ---------------------------------------------------
              Google, Inc.--Class A                      4.42%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                   4.21%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       4.15%
              ---------------------------------------------------
              Sears Holdings Corp.                       3.99%
              ---------------------------------------------------
              Countrywide Financial Corp.                3.00%
              ---------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Technology                                      20.5%
Industrials                                     17.5%
Communications                                  17.2%
Financials                                      15.4%
Cyclical                                        13.7%
Non-Cyclical                                    12.2%
Basic Materials                                  3.5%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
          LEGG MASON CAPITAL MANAGEMENT, INC. VS S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                   [CHART]

                                    Blended
   Date             Fund           Benchmark
- ----------        -------          ---------
 11/1/2005        $10,000           $10,000
12/31/2005         10,650            10,382
 3/31/2006         10,730            10,819
 6/30/2006         10,150            10,663




    ------------------------------------------------------
                                 Cumulative Return/2/
                            (for the period ended 6/30/06)
    ------------------------------------------------------
                                  Since Inception/3/
    ------------------------------------------------------
    Legg Mason Value Equity
    Portfolio--Class A                   1.51%
- --        Class B                        1.50%
          Class E                       -3.79%
    ------------------------------------------------------
- - - S&P 500(R) Index/1/                  6.63%
    ------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 11/1/05. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 10/31/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


EQUITY OVERVIEW
MARKET & ECONOMIC REVIEW AND OUTLOOK

Returns for the equity portion of the Portfolio are (9.92%) since inception. This underperformed the benchmark, the MSCI World Index/SM/, which returned (4.02%) for the period.

In the second quarter, the stock market experienced a volatility surge not seen since the start of the Iraq war in March, 2003. Equity markets sold off sharply on a global basis, and the equity portion of the Portfolio underperformed as a result. We believe that this reflects uncertainty surrounding broader economic factors and a shift in consensus on the health of company and industry fundamentals. The economic factors affecting markets have predominantly been centered around inflation pressures and rising interest rates. Market pessimism was rooted in the fear that higher energy prices or a further tightening by the Fed might disrupt the ability of companies to sustain their current growth rates. Additionally, the overall weakness seen in the markets has made isolating stock-specific issues a challenge.

PORTFOLIO PERFORMANCE REVIEW

The consumer staples and healthcare sectors were the strongest contributors to return since inception. Over the past three months, consumer staples has outperformed the overall market as investors have sought more defensive investments. Rising interest rates have caused rethinking of earnings growth rates for many investors and consumer staples stocks are generally less sensitive to interest rate changes relative to the overall market.

Stock specific outperformance can be attributed to GENENTECH and ROCHE HOLDINGS as they both boosted the Healthcare sector's contribution to return. GENENTECH beat consensus as they realized gains on their biotech investments. ROCHE, a Swiss-based pharmaceutical company, continued to benefit from a strong franchise of leading pharmaceutical products. The company's leading products are AVASTIN, a colorectal cancer drug, TAMIFLU, an influenza drug and HERCEPTIN, a leading drug for the treatment of breast cancer.

GOOGLE shares also rose as the company continued to grab search-market share from its peers and announced deals with ADOBE and DELL to distribute its toolbar, which provides a search engine for the Internet without going to GOOGLE'S website. Positioning within this sector requires patience as macro concerns may be driving stock market performance in the near-term.

Laggards included CHICAGO MERCANTILE shares benefited from the announcement of a foreign exchange joint venture with REUTERS PLC. Shares of QUALCOMM fell after the company announced it would cut development and production of handsets using code division multiple access (CDMA) technology. BROADCOM also fell after a Merrill Lynch study reported that BROADCOM had generated excess returns during the 20-day period following option grants from 1997 to 2002.

FIXED OVERVIEW
MARKET & ECONOMIC REVIEW AND OUTLOOK

As of June 30, returns for the fixed income portion of the Portfolio are (1.71%) since inception. This outperformed the benchmark, the MSCI World Index/SM/, which returned (3.44%) for the period. However, the fixed income segment underperformed the WGBI Global Bond Index, which rose 0.30%. At the total portfolio level, the Portfolio remained heavily tilted towards equities. Fixed income gains in the quarter were led by non-dollar securities, notably in Swedish Krona, the Euro and the Australian dollar.

Looking ahead, we believe that global economic growth appears strong. Momentum may be shifting towards Europe and Asia, and away from the US, though this remains debatable. We are not convinced that inflation is accelerating; the recent reversal in commodity prices and still-robust productivity growth lean against excessively bearish conclusions. US policy rates and bond yields are likely near peaks. In contrast, Japan may soon begin to hike rates.

PORTFOLIO PERFORMANCE REVIEW

Returns by currency did well in the developed country non-dollar segment led by Swedish Krona and the Euro. Returns for Emerging Market currency were on the weak side with Argentina, Colombia and South Africa being hardest hit during the May-June commodity/emerging market sell-off. These last two positions were added during the review period on weakness, but lost further value. Non-dollar securities comprised some 45% of the fixed income portion of the Portfolio on June 30. As the WBGI Global Bond Index is some 80% non-dollar, the index outperformed the Portfolio in the two-month period that combined US dollar weakness with underperformance of emerging market, investment grade corporate, and high yield securities. Ranked by country, returns were dominated by Australia, the UK and New Zealand while laggards included Argentina, Colombia and South Africa. Duration negatively impacted performance in a quarter in which most global bond markets sold off sharply.

Individual issue returns were driven by relative currency movements and by performance of specific corporate issues. Top-performers in local currency included US, DUTCH and GERMAN GOVERNMENTS. Worst-performers included PULTE and REPUBLIC OF COLOMBIA (in Colombian pesos).

TEAM MANAGED

Mark B. Baribeau, CFA, a Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

Daniel J. Fuss, CFA, CIC, Executive Vice President, Vice Chairman and Director of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

Warren Koontz, CFA, a Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------




The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Roche Holding AG                           1.94%
              ---------------------------------------------------
              America Movil S.A. de C.V.                 1.88%
              ---------------------------------------------------
              ABB Ltd.                                   1.83%
              ---------------------------------------------------
              U.S. Treasury Bond (4.50%, due 02/15/16)   1.81%
              ---------------------------------------------------
              Google, Inc.--Class A                      1.79%
              ---------------------------------------------------
              Piraeus Bank S.A.                          1.76%
              ---------------------------------------------------
              Procter & Gamble Co. (The)                 1.62%
              ---------------------------------------------------
              Goldman Sachs Group, Inc. (The)            1.61%
              ---------------------------------------------------
              Bank of America Corp.                      1.55%
              ---------------------------------------------------
              Hewlett-Packard Co.                        1.50%
              ---------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                    [CHART]

Asset-Backed Securities                   0.2%
Basic Materials                           4.7%
Communications                           15.6%
Consumer, Cyclical                        9.5%
Consumer, Non-cyclical                   15.7%
Diversified                               0.2%
Energy                                    5.0%
Financial                                22.3%
US Government                             4.0%
Foreign Government                        9.1%
Industrial                                9.1%
Technology                                4.1%
Utilities                                 0.5%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


               LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO MANAGED BY
            LOOMIS, SAYLES & COMPANY, L.P. VS MSCI WORLD INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                             MSCI World
  Date            Fund          Index
  ----            ----       ----------
 5/1/2006       $10,000       $10,000
6/30/2006         9,330         9,669




    -----------------------------------------------------------
                                      Cumulative Return/2/
                                 (for the period ended 6/30/06)
    -----------------------------------------------------------
                                       Since Inception/3/
    -----------------------------------------------------------
    Loomis Sayles Global Markets
- --  Portfolio--Class A                       -6.70%
    Class B                                  -6.90%
    -----------------------------------------------------------
- - - MSCI World Index/SM1/                    -3.31%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The MSCI World Index/SM/ is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


EQUITY MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

FIXED INCOME MARKET REVIEW

The Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in January, March, May, and June, bringing the rate to 5.25% at the end of the six-month period. The June 29, 2006 interest rate hike marked the seventeenth quarter-point increase since June 2004. Longer-term rates rose also, with the 30-year Government yield reaching its highest level in nearly two years on higher energy costs and fears of increasing inflation.

Despite a weak bond market, high yield and convertible securities managed to advance. These securities tend to be less sensitive to interest rate movements than more traditional fixed income investments, and thus were less impacted by the bond market's decline. Convertible and high yield securities do tend to be more sensitive to economic activity, and these securities benefited from the continued economic strength and low credit default rates of the past two quarters.

PORTFOLIO REVIEW
EQUITY PORTION

For the six month period ended June 30, 2006, the Portfolio outperformed the S&P 500(R) Index, returning 2.95% for the period versus the 2.71% return of the Index. The Portfolio's relative performance was helped by having minimal exposure to the information technology sector, which was the worst performing sector within the Index during the period.

The Portfolio also benefited from the strong performance by one of its largest holdings, OfficeMax Inc. This stock was the largest contributor to portfolio returns for the period as investors reacted favorably to the strong quarterly earnings report that exceeded analysts' expectations. Operational improvements and improved promotional strategies drove margins to expand.

Stock selection within the materials and consumer discretionary sectors detracted from portfolio performance relative to the Index. Within paper & forest products industry of the materials sector, shares of Bowater Inc., a producer of newsprint and coated mechanical papers, declined following the announcement of first quarter earnings that were below consensus estimates, particularly in its two main businesses: newsprint and coated/specialty papers. In the newsprint segment, the shortfall was attributed to higher labor costs and the higher Canadian dollar. In the coated/specialty segment, the shortfall was attributed to prices declines due to mix shifts and increases in operational costs.

Within the consumer discretionary sector, Dana Corp. detracted from portfolio performance relative to the Index. Shares of the auto parts supplier slid after it reported lower-than-expected quarterly earnings. The company experienced reduced margins as a result of higher steel costs coupled with production inefficiencies in the heavy truck division. The auto part supplier continued to experience operational difficulties in its heavy truck business as well as in its light vehicle business. As the situation with Dana continued to deteriorate, the holdings were liquidated from the Portfolio.

FIXED INCOME PORTION

The Portfolio's holdings of convertible and high yield securities added to performance. These assets performed much better than investment grade bonds. Additionally, our preference for mortgages within the investment grade space helped. Mortgages outperformed both investment grade corporates and treasuries.

Rail operator, CSX Corporation, also added to performance. The company benefited from a combination of strong demand for railroad and container transport services and an improved cost structure. Auto loan company, General Motors Acceptance Corporation, also did well, benefiting from the strong performance of its parent company, General Motors Corporation. Additionally, the news that General Motors Corporation may be selling a majority stake in General Motors Acceptance Corporation also boosted the holding.


- ------------------------------------------------------------------------------
                                      44

- ------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



Within the high yield holdings, detracting from performance was the Portfolio's underweight position in CCC-rated securities and preference for higher rated securities. Triple C's outperformed both double and single B securities during the period.

Pharmaceutical holding, CV Therapeutics, Inc., also detracted from performance as the company experienced weak prescription rates on a new cardiovascular drug. CMS Energy Corp., a natural gas utility, also detracted from performance as the company reported a net loss for the first quarter.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. EDWARD
K. VON DER LINDE AND CHRISTOPHER J. TOWLE HEAD THE TEAM AND ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MESSRS. VON DER LINDE AND TOWLE, PARTNERS OF LORD ABBETT, HAVE BEEN WITH LORD ABBETT SINCE 1988 AND 1987 RESPECTIVELY

The views of Lord, Abbett & Co. LLC and the portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                              Percent of
       Description                                            Net Assets
       -----------------------------------------------------------------
       AT&T, Inc.                                               2.60%
       -----------------------------------------------------------------
       Eastman Chemical Co.                                     2.57%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.75%, due 04/15/08)   2.43%
       -----------------------------------------------------------------
       Clear Channel Communications, Inc.                       2.40%
       -----------------------------------------------------------------
       Bristol-Myers Squibb Co.                                 2.40%
       -----------------------------------------------------------------
       NiSource, Inc.                                           2.25%
       -----------------------------------------------------------------
       R. R. Donnelley & Sons Co.                               2.22%
       -----------------------------------------------------------------
       Chevron Corp.                                            2.22%
       -----------------------------------------------------------------
       Puget Energy, Inc.                                       2.17%
       -----------------------------------------------------------------
       MeadWestvaco Corp.                                       2.16%
       -----------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Common Stocks                                      71.7%
Convertible Bonds                                   3.8%
Domestic Bonds & Debt Securities                   22.3%
Preferred Stocks                                    2.2%



- ------------------------------------------------------------------------------
                                      45

- ------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                   500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

  Date             Fund           S&P 500           Blended Russ / ML
  ----             ----           -------           -----------------
  5/1/2003        $10,000         $10,000               $10,000
 6/30/2003         10,440          10,662                10,768
 9/30/2003         10,770          10,945
12/31/2003         12,104          12,278                12,532
 3/31/2004         12,524          12,485
 6/30/2004         12,781          12,700
 9/30/2004         13,069          12,462
12/31/2004         14,251          13,613                14,588
 3/31/2005         14,105          13,320
 6/30/2005         14,388          13,502                14,828
 9/30/2005         14,766          13,989
12/31/2005         14,814          14,281                15,536
 3/31/2006         15,151          14,882                16,514
 6/30/2006         15,251          14,668                16,560


    ------------------------------------------------------------
                                   Average Annual Return/3/
                                (for the period ended 6/30/06)
    ------------------------------------------------------------
    ------------------------------------------------------------
                                1 Year 3 Year Since Inception/4/
    ------------------------------------------------------------
    Lord Abbett America's Value
- --  Portfolio                    6.00% 13.58%      14.26%
    ------------------------------------------------------------
- - - S&P 500(R) Index/1/          8.63% 11.22%      12.86%
    ------------------------------------------------------------
- --  Blended Benchmark/2/        11.68% 15.43%      17.27%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is 65% Russell 3000(R) Value Index and 35% Merrill Lynch High Yield Master II Index. The indexes does not include fees or expenses and is not available for direct investment.

The Russell 3000(R) Value Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stock in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value Indexes.

Merrill Lynch U.S. High Yield Master II Index is a broad-based index consisting of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET REVIEW

The Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in January, March, May, and June, bringing the rate to 5.25% at the end of the six-month period. The June 29, 2006 interest rate hike marked the seventeenth quarter-point increase since June 2004. Longer-term rates rose also, with the 30-year Government yield reaching its highest level in nearly two years on higher energy costs and fears of increasing inflation.

Despite a weak bond market, high yield and convertible securities managed to advance. These securities tend to be less sensitive to interest rate movements than more traditional fixed income investments, and thus were less impacted by the bond market's decline. Convertible and high yield securities do tend to be more sensitive to economic activity, and these securities benefited from the continued economic strength and low credit default rates of the past two quarters.

PORTFOLIO REVIEW

The Portfolio underperformed the Credit Suisse First Boston High Yield Index for the six month period ended June 30, 2006. Detracting from performance were holdings within the energy exploration and production, pharmaceutical, and wholesale food industries. Pharmaceutical holding, Teva Pharmaceutical Finance, declined on increasing price competition over generic drugs, while CV Therapeutics, Inc. experienced weak prescription rates on a new cardiovascular drug. Dole Food Company also weighed on performance, as the company faced increased price pressure due to increasing European tariffs on bananas and elevated commodity costs.

Additionally, within the high yield holdings, detracting from performance relative to the benchmark was the Portfolio's underweight position in CCC-rated securities and preference for higher rated securities. Triple C's outperformed both double and single B securities during the period.

The Portfolio's holdings of convertible and high yield securities added to performance. These assets performed much better than investment grade bonds. Additionally, our preference for mortgages within the investment grade space helped. Mortgages outperformed both investment grade corporates and treasuries.

Automotive company, General Motors, and auto loan company, General Motors Acceptance Corporation, were also large contributors to performance. General Motors announced that it has made progress toward addressing legacy costs, such as healthcare, and received good traction in some new truck and SUV lines. Also serving as a boost to General Motors is its pending sale of a majority stake in General Motors Acceptance Corporation, which many expect will help strengthen its balance sheet. Rail operator, CSX Corporation, also added to performance. The company benefited from a combination of strong demand for railroad and container transport services and an improved cost structure.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.72%
       ------------------------------------------------------------------
       General Motors Acceptance Corp. (7.250%, due 03/2/11)     1.46%
       ------------------------------------------------------------------
       Cincinnati Bell, Inc. (8.375%, due 01/15/14)              0.95%
       ------------------------------------------------------------------
       El Paso Corp. (7.000%, due 05/15/11)                      0.89%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 04/1/35)    0.77%
       ------------------------------------------------------------------
       Qwest Capital Funding, Inc. (7.900%, due 08/15/10)        0.75%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 11/1/34)    0.65%
       ------------------------------------------------------------------
       Crown Cork & Seal, Inc. (7.375%, due 12/15/26)            0.64%
       ------------------------------------------------------------------
       Hanover Compressor Co. (8.625%, due 12/15/10)             0.60%
       ------------------------------------------------------------------
       PNM Resources, Inc. (6.75%, due 05/16/08)                 0.59%
       ------------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Convertible Bonds                                          18.8%
Common Stocks                                               1.0%
Preferred Stocks                                            4.9%
Corporate Bonds                                            68.8%
U.S Government & Agency Obligations                         6.5%



- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/2/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Credit Suisse
                                 First Boston High       Lehman Bros.
    Date            Fund         Yield Index/(*)/         Bond Index
- ----------        -------        -----------------       ------------
  6/1/1996        $10,000            $10,000               $10,000
 6/30/1996         10,201             10,103                10,114
 9/30/1996         10,790             10,482                10,300
12/31/1996         11,288             10,945                10,609
 3/31/1997         11,432             11,106                10,550
 6/30/1997         12,147             11,585                10,938
 9/30/1997         12,778             12,130                11,302
12/31/1997         13,052             12,326                11,636
 3/31/1998         13,709             12,697                11,815
 6/30/1998         13,791             12,857                12,091
 9/30/1998         13,197             12,067                12,603
12/31/1998         13,869             12,397                12,646
 3/31/1999         14,082             12,601                12,581
 6/30/1999         14,004             12,747                12,470
 9/30/1999         13,812             12,543                12,555
12/31/1999         14,341             12,804                12,540
 3/31/2000         14,479             12,639                12,817
 6/30/2000         14,551             12,695                13,039
 9/30/2000         14,871             12,782                13,433
12/31/2000         14,465             12,135                13,998
 3/31/2001         14,859             12,733                14,422
 6/30/2001         14,782             12,654                14,503
 9/30/2001         14,180             12,151                15,173
12/31/2001         15,010             12,837                15,179
 3/31/2002         15,089             13,159                15,194
 6/30/2002         14,585             12,857                15,757
 9/30/2002         14,264             12,494                16,480
12/31/2002         14,950             13,234                16,739
 3/31/2003         15,505             14,148                16,971
 6/30/2003         16,629             15,526                17,396
 9/30/2003         16,950             15,998                17,371
12/31/2003         17,867             16,931                17,427
 3/31/2004         18,194             17,383                17,889
 6/30/2004         18,001             17,350                17,452
 9/30/2004         18,595             18,131                18,011
12/31/2004         19,374             18,958                18,182
 3/31/2005         18,975             18,745                18,096
 6/30/2005         19,328             19,101                18,641
 9/30/2005         19,635             19,275                18,514
12/31/2005         19,726             19,385                18,623
 3/31/2006         20,256             19,984                18,504
 6/30/2006         20,157             20,062                18,489




    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Lord Abbett Bond
    Debenture
- --  Portfolio--Class A   4.28%  6.62%  6.40%  7.05%     7.14%
    Class B              3.89%  6.35%  6.13%    --      5.74%
    Class E              4.13%  6.46%    --     --      6.89%
    -------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
- - - Index/2/            -0.81%  2.05%  4.97%  6.22%     6.23%
    -------------------------------------------------------------
    Credit Suisse First
    Boston High Yield
- --  Index/1/             5.03%  8.91%  9.65%  6.69%     7.09%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

PORTFOLIO REVIEW

The Portfolio's underweight within the technology sector relative to the S&P 500(R) Index contributed to the Portfolio's positive performance of 5.56%, as this was the worst performing sector for the benchmark, which returned 2.71% during the six month period. Stock selection within the producer durables sector also contributed to performance relative to the benchmark. Caterpillar, a farm and construction machinery company, and Parker Hannifin and Emerson Electric, both industrial equipment companies, performed well during the six month period as a result of increased demand for their respective products. In addition, stock selection within the consumer staples sector contributed to relative performance, with major food manufacturer Campbell Soup and grocery store chain Kroger leading the way. Campbell reported better than expected results for the first quarter of 2006, which were primarily driven by strong soup sales in the United States. Kroger's sales were solid early in the six month period, outpacing its biggest competitors.

Lastly, stock selection within the other energy sector contributed to the Portfolio's positive relative performance. Demand for Schlumberger and Baker Hughes' oil services strengthened during the semi-annual period as exploration and production increased throughout the world.

Stock selection within the financial services sector detracted from performance relative to the benchmark, as the Portfolio lacked a position in two well performing financial institutions, Goldman Sachs and Wells Fargo. These companies benefited from healthy capital markets activity and low credit costs. In addition, the Portfolio's lack of exposure to Chevron and Conocophillips, major integrated oil and gas companies, detracted from performance as rising oil prices boosted related stocks. The Portfolio's underweight within the integrated oils sector relative to the benchmark also hurt performance as a result of elevated oil prices. Finally, in the materials and processing sector, the Portfolio's lack of exposure to Archer Daniels Midland, an agricultural services company detracted from relative performance, as it posted strong returns for the period. The company benefited from investor speculation surrounding ethanol, an alternative fuel source that could help alleviate the United States' dependence on foreign oil.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. ELI M. SALZMANN AND SHOLOM DINSKY HEAD THE TEAM AND HAVE THE JOINT AND PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE OTHER SENIOR MEMBER OF THE TEAM IS KENNETH G. FULLER. MESSRS. DINSKY AND SALZMANN ARE PARTNERS OF LORD ABBETT. MESSRS. SALZMANN, DINSKY, AND FULLER HAVE BEEN WITH LORD ABBETT SINCE 1997, 2000 AND 2002, RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Exxon Mobil Corp.            4.61%
                     -------------------------------------
                     Procter & Gamble Co. (The)   3.59%
                     -------------------------------------
                     Wyeth                        2.51%
                     -------------------------------------
                     Novartis AG, (ADR)           2.39%
                     -------------------------------------
                     Kraft Foods, Inc.--Class A   2.33%
                     -------------------------------------
                     Schlumberger, Ltd.           2.22%
                     -------------------------------------
                     Pfizer, Inc.                 2.12%
                     -------------------------------------
                     Newmont Mining Corp.         2.08%
                     -------------------------------------
                     AT&T, Inc.                   2.04%
                     -------------------------------------
                     General Electric Co.         1.97%
                     -------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                      [CHART]

Industrials                                 18.3%
Consumer Staples                            17.8%
Health Care                                 16.9%
Financials                                  14.9%
Energy                                       8.7%
Materials                                    7.2%
Telecommunication Services                   4.4%
Utilities                                    4.2%
Consumer Discretionary                       3.6%
Information Technology                       2.5%
Investment Company Securities                1.5%
Escrowed Shares                              0.0%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                LORD, ABBETT & CO. LLC VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]

                     S&P 500               Fund
                     -------             --------
6/30/1996           $10,000              $10,000
9/30/1996            10,309               10,380
12/31/1996           11,169               11,312
3/31/1997            11,468               11,564
6/30/1997            13,470               13,198
9/30/1997            14,479               14,095
12/31/1997           14,895               14,095
3/31/1998            16,973               15,576
6/30/1998            17,533               15,497
9/30/1998            15,788               13,597
12/31/1998           19,151               15,911
3/31/1999            20,105               16,366
6/30/1999            21,522               18,246
9/30/1999            20,177               16,790
12/31/1999           23,180               18,546
3/31/2000            23,710               18,469
6/30/2000            23,080               18,144
9/30/2000            22,856               19,611
12/31/2000           21,066               21,269
3/31/2001            18,568               19,286
6/30/2001            19,654               20,386
9/30/2001            16,769               17,593
12/31/2001           18,561               20,042
3/31/2002            18,613               20,841
6/30/2002            16,119               18,578
9/30/2002            13,334               14,900
12/31/2002           14,459               16,445
3/31/2003            14,004               15,581
6/30/2003            16,160               18,355
9/30/2003            16,588               18,920
12/31/2003           18,609               21,552
3/31/2004            18,923               22,065
6/30/2004            19,249               22,365
9/30/2004            18,889               21,933
12/31/2004           20,632               24,339
3/31/2005            20,189               23,728
6/30/2005            20,465               23,631
9/30/2005            21,202               24,617
12/31/2005           21,645               25,237
3/31/2006            22,557               26,764
6/30/2006            22,232               26,641




    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Lord Abbett Growth
    and Income
- --  Portfolio--Class A  12.73% 13.20% 5.50%  10.15%    11.98%
    Class B             12.48% 12.93% 5.25%      --     6.68%
    -------------------------------------------------------------
- - - S&P 500(R) Index/1/  8.63% 11.22% 2.49%   8.32%    10.50%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

PORTFOLIO REVIEW

The Portfolio Class B underperformed its benchmark for the six month period ended June 30, 2006, returning 2.45% versus the Russell Midcap(R) Growth Index, which returned 2.56%.

Detracting from performance relative during the six months ended June 30, 2006 was stock selection within the healthcare sector. Managed care companies, such as Unitedhealth Group, Inc., declined during the reporting period over concerns surrounding Medicare reimbursement levels in future years as well as on concerns regarding its option pricing policies. Stock selection within the technology sector also detracted from relative performance. In particular, Websense, Inc., a global leader in web security and web filtering productivity software, underperformed as slowing growth concerns mounted. Shares of Comverse Technology, Inc., a maker of communications software and equipment, fell upon news that it may have to restate past earnings and review the accounting of stock options.

The greatest contributor to performance relative to the benchmark was stock selection within the energy sector. Oil service companies outperformed during the first half of 2006 due to greater demand for their services, as well as higher oil prices. These holdings included Weatherford International Ltd., a supplier of equipment and services for the oil and gas drilling industries, and Halliburton Co., a provider of products and services to the oil and gas industries. Also benefiting relative performance was stock selection within the consumer discretionary sector. Tween Brands, Inc, formerly known as Too, Inc., a specialty retailer for young girls, posted strong first quarter earnings as a result of increased same-store sales.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. DURING THE SIX MONTH PERIOD ENDED JUNE 30, 2006, THE INVESTMENT MANAGEMENT TEAM WAS HEADED BY KEVIN P. FERGUSON WHO WAS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MR. FERGUSON, PARTNER AND MID CAP GROWTH INVESTMENT MANAGER, JOINED LORD ABBETT IN 1999. FREDERICK J. RUVKUN CURRENTLY HEADS THE INVESTMENT MANAGEMENT TEAM AND IS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND. MR. RUVKUN, MID CAP GROWTH INVESTMENT MANAGER, JOINED LORD ABBETT IN 2006 FROM J. & W. SELIGMAN & CO., WHERE HE SERVED AS A MANAGING DIRECTOR AND LEADER OF THE SMALL CAP GROWTH TEAM AND A PORTFOLIO MANAGER OF SMID CAP GROWTH ASSETS. MR. RUVKUN HAS BEEN IN THE INVESTMENT MANAGEMENT BUSINESS SINCE 1983.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                        Percent of
              Description                               Net Assets
              ----------------------------------------------------
              Lamar Advertising Co.--Class A              2.81%
              ----------------------------------------------------
              Weatherford International, Ltd.             2.47%
              ----------------------------------------------------
              Dover Corp.                                 2.24%
              ----------------------------------------------------
              Landstar System, Inc.                       2.07%
              ----------------------------------------------------
              Alliance Data Systems Corp.                 2.06%
              ----------------------------------------------------
              Mastercard, Inc.--Class A                   2.05%
              ----------------------------------------------------
              Cullen/Frost Bankers, Inc.                  2.00%
              ----------------------------------------------------
              Starwood Hotels & Resorts Worldwide, Inc.   1.95%
              ----------------------------------------------------
              Too, Inc.                                   1.89%
              ----------------------------------------------------
              Fisher Scientific International, Inc.       1.82%
              ----------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                 [CHART]

Cyclical                           17.3%
Non-Cyclical                        1.1%
Energy                             11.7%
Financials                          9.3%
Health Care                        13.0%
Industrials                        21.4%
Information Technology             22.8%
Basic Materials                     3.4%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



             LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO MANAGED BY
         LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Russell Midcap Growth          Fund
                    ---------------------        --------
  2/12/2001               $10,000                $ 10,000
  3/31/2001                 7,729                   8,440
  6/30/2001                 8,979                   9,640
  9/30/2001                 6,483                   7,710
 12/31/2001                 8,237                   8,930
  3/31/2002                 8,092                   8,720
  6/30/2002                 6,614                   7,800
  9/30/2002                 5,478                   6,570
 12/31/2002                 5,980                   6,750
  3/31/2003                 5,979                   6,770
  6/30/2003                 7,101                   7,950
  9/30/2003                 7,609                   8,160
 12/31/2003                 8,535                   9,160
  3/31/2004                 8,948                   9,460
  6/30/2004                 9,042                   9,471
  9/30/2004                 8,650                   9,030
 12/31/2004                 9,856                  10,300
  3/31/2005                 9,691                  10,020
  6/30/2005                10,024                  10,180
  9/30/2005                10,680                  10,560
 12/31/2005                11,048                  10,772
  3/31/2006                11,889                  11,706
   6/3/2006                11,331                  11,037



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Lord Abbett Growth
    Opportunities
    Portfolio--Class A        8.59% 11.84% 3.04%        3.08%
- --       Class B              8.41% 11.55% 2.74%        1.85%
    ----------------------------------------------------------------
    Russell Midcap(R) Growth
- - - Index/1/                 13.04% 16.86% 4.76%        0.71%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

PORTFOLIO REVIEW

(R)For the six month period ended June 30, 2006, the Portfolio underperformed the Russell Midcap(R) Index, returning 0.79% compared to the Index return of 4.84%. Specific stocks within the auto & transportation and consumer discretionary sectors detracted from relative performance. Within the auto & transportation sector, Dana Corp. detracted from portfolio performance. Shares of the auto parts supplier slid after it reported lower-than-expected quarterly earnings. The company experienced reduced margins as a result of higher steel costs coupled with production inefficiencies in the heavy truck division. The auto part supplier continued to experience operational difficulties in its heavy truck business as well as in its light vehicle business. As the situation with Dana continued to deteriorate, the holdings were liquidated.

Shares of Westwood One Inc., the provider of radio and television programming and information services, fell following the release of quarterly earnings. Revenue and earnings were below analysts' expectations due to higher expenses and softening demand. Additionally, guidance provided for the first quarter 2006 was significantly worse than analysts' expectations. As the stock continued to decline, the stock was liquidated from the Portfolio.

On the positive side, specific stocks within the consumer discretionary and utilities sectors were the major contributors to portfolio performance. While the consumer discretionary sector experienced weak relative exposure, shares of OfficeMax Inc. added to returns as investors reacted favorably to strong quarterly earnings. Operational improvements and improved promotional strategies drove margins to expand.

Within the utilities sector, Qwest Communications Inc. also added to returns. Shares of the telecommunications services provider rose following its announcement that it was acquiring OnFiber Communications. The acquisition is expected to generate synergies as a result of the elimination of overlapping facilities and reducing out-of-region access costs. The deal fits well with Qwest's strategy of reducing out-of-area facilities costs in order to grow margins.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. EDWARD K. VON DER LINDE, PARTNER AND INVESTMENT MANAGER, LEADS THE TEAM. THE OTHER SENIOR MEMBERS ARE EILEEN BANKO, HOWARD E. HANSEN, AND DAVID G. BUILDER. MR. VON DER LINDE AND MR. HANSEN ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sabre Holdings Corp.                       2.50%
              ---------------------------------------------------
              Qwest Communications International, Inc.   2.41%
              ---------------------------------------------------
              Eastman Chemical Co.                       2.36%
              ---------------------------------------------------
              R. R. Donnelley & Sons Co.                 2.27%
              ---------------------------------------------------
              Pactiv Corp.                               2.23%
              ---------------------------------------------------
              Timken Co.                                 2.14%
              ---------------------------------------------------
              R.H. Donnelley Corp.                       2.13%
              ---------------------------------------------------
              King Pharmaceuticals, Inc.                 2.07%
              ---------------------------------------------------
              Ameren Corp.                               2.00%
              ---------------------------------------------------
              Interpublic Group of Cos., Inc.            1.99%
              ---------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                     [CHART]

Consumer Discretionary                   19.2%
Consumer Staples                          1.1%
Energy                                    5.7%
Financials                               12.6%
Health Care                               6.2%
Industrials                              15.5%
Information Technology                   10.6%
Materials                                15.2%
Telecommunication Services                4.6%
Utilities                                 9.3%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
   LORD, ABBETT & CO. LLC VS. S&P MIDCAP(R) 400/CITIGROUP VALUE INDEX/1/ AND
                          RUSSELL MIDCAP(R) INDEX/2/
                           Growth Based on $10,000+

                              [CHART]

                                             S&P 400 Mid Cap /
               Russell Midcap    Fund        Barra Value Index
               --------------    ----        -----------------
  8/1/1997        $10,000      $10,000             $10,000
 9/30/1997         10,561       10,440              10,630
12/31/1997         10,678       10,490              11,204
 3/31/1998         11,833       11,361              12,306
 6/30/1998         11,654       11,308              11,797
 9/30/1998          9,927        9,383              10,169
12/31/1998         11,757       10,606              11,727
 3/31/1999         11,702       10,125              10,783
 6/30/1999         12,973       11,829              12,392
 9/30/1999         11,858       10,940              11,185
12/31/1999         13,902       11,211              12,000
 3/31/2000         15,304       12,366              12,752
 6/30/2000         14,614       13,198              12,413
 9/30/2000         15,609       14,890              14,033
12/31/2000         15,049       17,139              15,341
 3/31/2001         13,470       16,703              14,811
 6/30/2001         14,754       17,659              16,497
 9/30/2001         12,119       16,267              14,351
12/31/2001         14,203       18,527              16,436
 3/31/2002         14,807       19,674              18,068
 6/30/2002         13,393       18,472              17,007
 9/30/2002         11,031       15,754              13,864
12/31/2002         11,904       16,802              14,775
 3/31/2003         11,623       15,426              13,918
 6/30/2003         13,746       17,910              16,588
 9/30/2003         14,631       18,796              17,782
12/31/2003         16,675       21,196              20,716
 3/31/2004         17,532       22,625              21,862
 6/30/2004         17,786       23,245              22,122
 9/30/2004         17,637       23,317              21,949
12/31/2004         20,046       26,458              24,638
 3/31/2005         19,996       26,458              24,463
 6/30/2005         20,831       27,082              25,652
 9/30/2005         22,065       28,220              27,040
12/31/2005         22,583       28,649              27,494
 3/31/2006         24,302       29,663              29,507
 6/30/2006         23,675       28,797              29,049


    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/06)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Mid-Cap
- --  Value Portfolio--Class A    6.63% 17.26% 10.34%      12.71%
         Class B                6.36% 16.97% 10.06%      10.84%
    ------------------------------------------------------------------
    S&P MidCap(R) 400/
- - - Citigroup Value Index/1/   13.25% 20.54% 11.98%      12.70%
    ------------------------------------------------------------------
- --  Russell Midcap(R) Index/2/ 13.66% 19.87%  9.92%      10.26%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P MidCap(R) 400/Citigroup Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/Citigroup Value Index returns are based on an inception date of 8/1/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MERCURY LARGE-CAP CORE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

U.S. equities generally posted modest gains during the first six months of 2006, as the domestic broad-market S&P 500 Index was up 2.71%. Shares of large-cap value companies significantly outperformed large-cap growth stocks, as the Russell 1000(R) Value Index rose 6.56% while the Russell 1000(R) Growth Index declined 0.93%. In addition, the returns of small- and mid-cap stocks generally exceeded those of their large-cap counterparts.

Financial markets have been volatile, reflecting concerns that rising inflation will force the Federal Reserve Board (Fed) to overshoot on the side of restraint. Such fears are understandable; historically, inflation and tight money have been the primary cause of most equity bear markets and recessions. Recent statements by Fed officials have been on the hawkish side because policymakers are keen to reinforce their hard-won credibility on fighting inflation. We maintain our view that inflation is less of a problem than widely believed, and it will not require a tough monetary response. The recent pickup in inflation reflects earlier strength in the economy and the peculiarities of the rent component. There are no indications that a self-feeding wage-price spiral is developing. It should not require much of a deceleration in growth to cap cyclical inflation pressures. The U.S. economy has already begun to slow but investors will need reassurance that the Fed truly has ended its tightening campaign. Until then, markets may trade nervously for a few more months. But we believe that much of the damage to risky assets has now been done.

We believe that current unsettled market conditions are likely to persist for as long as investors fear a monetary squeeze. Expectations of how high rates will climb before the Fed finishes tightening have been moving up steadily, with some commentators suggesting that the target federal funds rate will exceed 6% at the peak. We are not that pessimistic because we believe that the economy is already slowing, and inflation fears should soon subside. Of course, we believe there is a danger that the Fed will end up tightening too much, inflicting excessive damage to the economy and asset markets. Monetary policy has always been a blunt instrument and the Fed is reacting to lagging data with a policy tool (interest rates) that takes a long time to fully affect the economy. It is impossible for policymakers to know in advance at what point rates will reach an appropriate level. It often requires either a financial scare or market turbulence to signal that policy has done enough. However, there is a good chance of avoiding a violent end to the current monetary cycle. Financial accidents are typically related to the areas of greatest excess during the preceding boom. That points to housing being a source of risk, and that sector requires careful monitoring. The housing slowdown has been gradual thus far, but we are still at an early stage in the process. From a technical perspective, the equity market correction looks far advanced, and the underlying fundamentals are reasonably solid. The equity market may struggle for another few months, but stock prices should rally before year-end as fears of a monetary overshoot diminish.

PORTFOLIO OVERVIEW

For the six-month period ended June 30, 2006, the Portfolio gained 2.72%, while its benchmark, the Russell 1000(R) Index, was up 2.76%. The portfolio manager held overweight positions relative to the benchmark in energy, information technology, healthcare and materials. There were underweights in the consumer staples, financial, telecommunication services, consumer discretionary and industrial sectors. The Portfolio had no exposure to utility stocks during the period.

Both stock selection and an overweight position in the energy sector had a positive effect on the Portfolio's performance versus the benchmark for the first six months of 2006. The relative return also benefited somewhat from security selection in the materials, consumer discretionary and industrial sectors. Conversely, stock selection and an overweight allocation to healthcare, security selection in information technology and an underweight in consumer staples detracted from the relative performance.

The investment objective of the Portfolio is to seek long-term growth of capital through investment primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The Portfolio uses an investment approach that blends growth and value.

TEAM MANAGED

The Portfolio is managed by a team of investment professionals who participate in the team's research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio's investment strategy and the day-to-day management of its portfolio. He has been the Portfolio's portfolio manager since inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. since 2001.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       4.06%
                ------------------------------------------------
                Pfizer, Inc.                            2.21%
                ------------------------------------------------
                JPMorgan Chase & Co.                    2.16%
                ------------------------------------------------
                Cisco Systems, Inc.                     1.96%
                ------------------------------------------------
                International Business Machines Corp.   1.91%
                ------------------------------------------------
                ConocoPhillips                          1.89%
                ------------------------------------------------
                General Electric Co.                    1.82%
                ------------------------------------------------
                Merck & Co., Inc.                       1.67%
                ------------------------------------------------
                Morgan Stanley                          1.67%
                ------------------------------------------------
                Hewlett-Packard Co.                     1.65%
                ------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                            5.9%
Cyclical                                  9.6%
Non-Cyclical                             15.6%
Energy                                   19.6%
Financials                               14.8%
Industrials                              10.4%
Basic Materials                           6.3%
Technology                               17.8%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MERCURY LARGE-CAP CORE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                  MERCURY LARGE-CAP CORE PORTFOLIO MANAGED BY
     MERRILL LYNCH INVESTMENT MANAGERS, L.P. VS. RUSSELL 1000(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                Fund     Russell 1000 Index
              -------    -----------------
  4/1/98      $10,000        $10,000
12/31/98       10,577         11,204
12/31/99       12,720         13,547
12/31/00       12,010         12,491
 6/30/01       10,300         11,611
12/31/01        9,313         10,936
12/31/02        6,972          8,569
 6/30/03        7,645          9,626
12/31/03        8,447         11,130
12/31/04        9,789         12,399
 6/30/04       10,113         12,413
12/31/04       10,967         13,176
 3/31/04       11,659         13,768
 6/30/06       11,265         13,539


    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Mercury Large-Cap Core
- --  Portfolio--Class A       11.40% 13.80% 1.81%        1.80%
    ----------------------------------------------------------------
- - - Russell 1000(R) Index/1/  9.08% 12.04% 3.12%        3.74%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of latest reconstitution, the average market capitalization was approximately $13.9 billion; the median market capitalization was approximately $4.9 billion. The smallest company in the index had an approximate market capitalization of $2.0 billion. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 3/23/1998. Index returns are based on an inception date of 3/31/1998. Merrill Lynch became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


The Portfolio's Class B 3.12% gain lagged the 4.66% return of its blended benchmark for the six months ended June 30, 2006 (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000 Index, 19% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 3.38% return of the Wilshire 5000 Equity Index for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class allocations and underlying portfolio allocation changes. Specifically, on the international equity side, the Portfolio added an allocation to the MFS(R) Emerging Markets Equity Portfolio. In light of the new 4% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the domestic equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value investment philosophy. In light of the new 8% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income, Janus Aggressive Growth, Van Kampen Comstock and Oppenheimer Capital Appreciation Portfolios were all reduced.

In terms of relative performance for the six months ended June 30, 2006, the Portfolio's more aggressive portfolios struggled versus their benchmarks and proved to be the main reason for the lag in performance. The Jennison Growth Portfolio returned -6.22% for the first half of 2006 and the Janus Aggressive Growth Portfolio returned -1.96% for the same time period versus the -0.93% return of the Russell 1000(R) Growth Index/1/. In addition, the Legg Mason Value Equity Portfolio also struggled after seeing many of its technology holdings sharply decline in value. The Portfolio's allocation to large value portfolios did not perform well either during the period. The Lord Abbett Growth and Income Portfolio's six month return of 5.56% lagged the Russell 1000(R) Value Index/2/ by 100 basis points and the Van Kampen Comstock Portfolio's year-to-date return of 3.78% also lagged the Russell 1000 Value Index by 278 basis points. On the positive side, holdings in the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter. In terms of small cap exposure, holdings in the Met/AIM Small Cap Growth Portfolio proved positive for returns as the Portfolio's bested the Russell 2000(R) Growth Index/3/ by over 200 basis points. The Portfolio's small allocation to the RCM Global Technology Portfolio also detracted from performance with a negative 12.39% return for the period, lagging the Goldman Sachs Technology Index by 316 basis points.

On the international side, the new modest position in the MFS(R) Emerging Markets Equity Portfolio hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the 2/nd/ quarter, weighing on year-to-date results.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Van Kampen Comstock Portfolio (Class A)              11.33%
         -------------------------------------------------------------
         Davis Venture Value Portfolio (Class A)              11.33%
         -------------------------------------------------------------
         Lord Abbett Growth and Income Portfolio (Class A)    10.16%
         -------------------------------------------------------------
         Janus Aggressive Growth Portfolio (Class A)           9.85%
         -------------------------------------------------------------
         Third Avenue Small Cap Value Portfolio (Class A)      9.15%
         -------------------------------------------------------------
         Legg Mason Value Equity Portfolio (Class A)           8.18%
         -------------------------------------------------------------
         Harris Oakmark Focused Value Portfolio (Class A)      7.07%
         -------------------------------------------------------------
         Harris Oakmark International Portfolio (Class A)      6.02%
         -------------------------------------------------------------
         Jennison Growth Portfolio (Class A)                   5.91%
         -------------------------------------------------------------
         MFS(R) Research International Portfolio (Class A)     4.90%
         -------------------------------------------------------------
         Met/AIM Small Cap Growth Portfolio (Class A)          3.89%
         -------------------------------------------------------------
         MFS(R) Emerging Markets Equity Portfolio (Class A)    3.65%
         -------------------------------------------------------------
         RCM Global Technology Portfolio (Class A)             3.62%
         -------------------------------------------------------------
         Turner Mid-Cap Growth Portfolio (Class A)             2.90%
         -------------------------------------------------------------
         Goldman Sachs Mid-Cap Value Portfolio (Class A)       2.04%
         -------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company                   100.0%

- --------
/1/Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

/2/Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

/3/Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


  METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. WILSHIRE 5000 EQUITY INDEX/1/ AND
                        AGGRESSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund     Aggressive Benchmark      Benchmark: Wilshire 5000
                  ----     --------------------      ------------------------
 11/3/2004      $10,000          $10,000                   $10,000
12/31/2004       10,715           10,713                    10,843
 3/31/2005       10,555           10,533                    10,602
 6/30/2005       10,776           10,709                    10,848
 9/30/2005       11,428           11,253                    11,285
12/31/2005       11,828           11,537                    11,535
 3/31/2006       12,516           12,228                    12,162
 6/30/2006       12,197           12,075                    11,924



    ---------------------------------------------------------------
                                    Average Annual Return/3/
                                    (for the period ended 6/30/06)
    ---------------------------------------------------------------
                                    1 Year    Since Inception/4/
    ---------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A              13.61%         16.01%
- --      --Class B                   13.19%         12.73%
    ---------------------------------------------------------------
- --  Wilshire 5000 Equity Index/1/    9.92%         11.14%
    ---------------------------------------------------------------
- - - Aggressive Blended Benchmark/2/ 12.74%         11.96%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Aggressive Blended Benchmark is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


The Portfolio's 2.66% return lagged the 3.10% return of its blended benchmark for the six months ended June 30, 2006 (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. The Portfolio also added an allocation to the MFS(R) Emerging Markets Equity Portfolio to help broaden the Portfolio's international exposure. In light of the new 2% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 5% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income and Oppenheimer Capital Appreciation Portfolios were reduced.

In terms of relative performance for the six month period ended 6/30/06, the fixed income component of the Balanced Strategy Portfolio performed well versus the underlying Portfolio's respective benchmarks. The Western Asset Management U.S. Government Portfolio performed admirably over the first half of the year as its weighting in mortgage backed securities added to returns. The PIMCO Total Return Portfolio added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers U.S. TIPS Index/1/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Investment Committee continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The equity side of the Portfolio proved to be the largest detractor from returns for the first half of the year, as the Portfolio's technology, growth and small cap exposure all weighed heavily on performance. Most of the underperformance in these areas occurred in the second quarter of 2006 due to the difficult global equity market environment. The Portfolio's most aggressive holdings were hit the hardest as the Jennison Growth Portfolio lagged because of its higher-growth technology holdings, while the new position in the Legg Mason Value Equity Portfolio also hurt performance due to its large technology exposure. In addition, two of the Portfolio's large-cap value managers lagged for the six month period as well, as the Lord Abbett Growth and Income Portfolio and the Van Kampen Comstock Portfolio posted relatively poor short-term performance. On the positive side though, holdings of the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter. In terms of small cap exposure, holdings in the Met/AIM Small Cap Growth Portfolio proved positive for returns as the Portfolio's bested the Russell 2000(R) Growth Index/2/ by over 200 basis points.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. In addition, the new modest position in the MFS(R) Emerging Markets Equity Portfolio also hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/3/ benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
- --------
/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher growth forecasted growth values.

/3/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       8.25%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                      8.09%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           7.28%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)               7.11%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                      7.08%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                  6.02%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)            5.98%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)   5.17%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)             4.99%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)         4.89%
     ---------------------------------------------------------------------
     Harris Oakmark Focused Value Portfolio (Class A)             3.96%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)             3.94%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)             3.84%
     ---------------------------------------------------------------------
     Lazard Mid-Cap Portfolio (Class A)                           3.00%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                          2.90%
     ---------------------------------------------------------------------
     Janus Aggressive Growth Portfolio (Class A)                  2.90%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)            2.89%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)             2.14%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-Cap Value Portfolio (Class A)              2.01%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)             1.95%
     ---------------------------------------------------------------------
     Met/AIM Small Cap Growth Portfolio (Class A)                 1.91%
     ---------------------------------------------------------------------
     Turner Mid-Cap Growth Portfolio (Class A)                    1.90%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)           1.80%
     ---------------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company         100%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


METLIFE BALANCED STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                       AND BALANCED BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]
                  MSCI GLOBAL
                CAPITAL MARKETS        Fund          Balanced Benchmark
                ---------------       -------        ------------------
  11/3/2004           $10,000         $10,000            $10,000
 12/31/2004            10,701          10,419             10,501
  3/31/2005            10,567          10,298             10,350
  6/30/2005            10,590          10,490             10,578
  9/30/2005            10,990          10,915             10,934
 12/31/2005            11,136          11,161             11,144
  3/31/2006            11,576          11,641             11,591
  6/30/2006            11,648          11,458             11,490



    -------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the period ended 6/30/06)/3/
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                                           1 Year      Since Inception/4/
    -------------------------------------------------------------------------
    MetLife Balanced
    Strategy Portfolio--Class A             9.63%           11.42%
- --  Class B                                 9.24%            8.56%
    -------------------------------------------------------------------------
- --  MSCI Global Capital Markets Index/SM1/ 10.20%            9.66%
    -------------------------------------------------------------------------
- - - Balanced Blended Benchmark/2/           8.62%            8.69%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index/SM/ includes 49 country indices. The MSCI Global Total Bond Index/SM/ an unmanaged index which is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Balanced Blended Benchmark is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market Values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.


Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


For the six months ended June 30, 2006, the MetLife Defensive Strategy Portfolio's 1.38% gain lagged the 1.66% return for its blended benchmark (the Defensive Blended Equity Benchmark is comprised of the following mix: 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% MSCI EAFE(R) Index, and 10% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 4% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income, Davis Venture Value and Oppenheimer Capital Appreciation Portfolios were reduced accordingly.

In terms of relative performance for the six month period ended 6/30/06, the fixed income component of the Defensive Strategy Portfolio performed well versus the underlying Portfolio's respective benchmarks. The Western Asset Management U.S. Government Portfolio performed admirably over the first half of the year as its weighting in mortgage backed securities added to returns. The PIMCO Total Return Portfolio added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers U.S. TIPS Index/1/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Investment Committee continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The equity side of the Portfolio proved to be the largest detractor from returns for the first half of the year, as the Portfolio's technology, growth and small cap exposure all weighed heavily on performance. Most of the underperformance in these areas occurred in the second quarter of 2006 due to the difficult global equity market environment. The Portfolio's most aggressive holdings were hit the hardest as the Jennison Growth Portfolio lagged because of its higher-growth technology holdings, while the new position in the Legg Mason Value Equity Portfolio also hurt performance due to its large technology exposure. In addition, two of the Portfolio's large-cap value managers lagged for the six month period as well, as the Lord Abbett Growth and Income Portfolio and the Van Kampen Comstock Portfolio posted relatively poor short-term performance.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/2/ benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


- --------
/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       19.23%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           16.31%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)   15.23%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                7.99%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             4.91%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       3.99%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   3.96%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              3.95%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             3.83%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)              3.81%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          2.91%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)              2.11%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       2.00%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-Cap Value Portfolio (Class A)               1.99%
     ---------------------------------------------------------------------
     Met/AIM Mid-Cap Equity Portfolio (Class A)                    1.98%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              1.95%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)              1.93%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           1.92%
     ---------------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company         100%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


     METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS
                 INDEX/SM1/ AND DEFENSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Fund    MSCI GLOBAL CAPITAL MARKETS     Defensive Benchmark
                   ----    ---------------------------     -------------------
   11/3/2004     $10,000            $10,000                     $10,000
  12/31/2004      10,134             10,701                      10,289
   3/31/2005      10,032             10,567                      10,199
   6/30/2005      10,225             10,590                      10,440
   9/30/2005      10,459             10,990                      10,618
  12/31/2005      10,587             11,136                      10,762
   3/31/2006      10,814             11,576                      10,986
   6/30/2006      10,732             11,648                      10,940



    -------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the period ended 6/30/06)/3/
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                                           1 Year      Since Inception/4/
    -------------------------------------------------------------------------
    MetLife Defensive Strategy
    Portfolio--Class A                      5.35%            6.66%
- --  Class B                                 4.97%            4.36%
    -------------------------------------------------------------------------
- --  MSCI Global Capital Markets Index/SM1/ 10.20%            9.66%
    -------------------------------------------------------------------------
- - - Defensive Blended Benchmark/2/          4.79%            5.54%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ an unmanaged index which measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Defensive Blended Benchmark is comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


The Portfolio's 3.09% return lagged the 4.14% return of its blended benchmark for the six months ended June 30, 2006 (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000 Equity Index , 10% Lehman Brothers Universal Index, 17% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. The Portfolio also added an allocation to the MFS(R) Emerging Markets Equity Portfolio to help broaden the Portfolio's international exposure. In light of the new 2% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 5% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income and Oppenheimer Capital Appreciation Portfolios were reduced.

In terms of relative performance for the six months ended June 30, 2006, the equity components of the Portfolio proved to be the main reason for the lag in performance, as the Portfolio's more aggressive portfolios struggled versus their benchmarks. The Jennison Growth Portfolio returned -6.22% for the first half of 2006 and the Janus Aggressive Growth Portfolio returned -1.96% for the same time period versus the -0.93% return of the Russell 1000(R) Growth Index/1/. In addition, the Legg Mason Value Equity Portfolio also struggled after seeing many of its technology holdings sharply decline in value. The Portfolio's allocation to large value portfolios did not perform well either during the period. The Lord Abbett Growth and Income Portfolio's six month return of 5.56% lagged the Russell 1000(R) Value Index/2/ by 100 basis points and the Van Kampen Comstock Portfolio's year-to-date return of 3.78% also lagged the Russell 1000(R) Value Index/2/ by 278 basis points. On the positive side, holdings of the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter. In terms of small cap exposure, holdings in the Met/AIM Small Cap Growth Portfolio proved positive for returns as the Portfolio's bested the Russell 2000(R) Growth Index/3/ by over 200 basis points. The Portfolio's small allocation to the RCM Global Technology Portfolio also detracted from performance with a negative 12.39% return for the period, lagging the Goldman Sachs Technology Index/4/ by 316 basis points.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. In addition, the new modest position in the MFS(R) Emerging Markets Equity Portfolio also hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/5/ benchmark.

The relatively small fixed income component of the Growth Strategy Portfolio (approximately 15%) performed relatively well during the first half of 2006. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers U.S. TIPS Index/6/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


- --------
/1/Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

/2/Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

/3/Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Standard & Poor's 500 Stock Index (S&P
500) is an unmanaged index generally representative of the U.S. Stock Market.

/5/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/6/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Davis Venture Value Portfolio (Class A)                11.24%
        ---------------------------------------------------------------
        Van Kampen Comstock Portfolio (Class A)                11.24%
        ---------------------------------------------------------------
        Lord Abbett Growth and Income Portfolio (Class A)      10.07%
        ---------------------------------------------------------------
        Third Avenue Small Cap Value Portfolio (Class A)        8.07%
        ---------------------------------------------------------------
        Legg Mason Value Equity Portfolio (Class A)             6.08%
        ---------------------------------------------------------------
        Janus Aggressive Growth Portfolio (Class A)             5.86%
        ---------------------------------------------------------------
        PIMCO Inflation Protected Bond Portfolio (Class A)      5.24%
        ---------------------------------------------------------------
        Harris Oakmark Focused Value Portfolio (Class A)        5.01%
        ---------------------------------------------------------------
        Harris Oakmark International Portfolio (Class A)        4.98%
        ---------------------------------------------------------------
        Jennison Growth Portfolio (Class A)                     4.89%
        ---------------------------------------------------------------
        MFS(R) Research International Portfolio (Class A)       3.90%
        ---------------------------------------------------------------
        Loomis Sayles Global Markets Portfolio (Class A)        3.88%
        ---------------------------------------------------------------
        Met/AIM Small Cap Growth Portfolio (Class A)            2.90%
        ---------------------------------------------------------------
        MFS(R) Emerging Markets Equity Portfolio (Class A)      2.73%
        ---------------------------------------------------------------
        Neuberger Berman Real Estate Portfolio (Class A)        2.16%
        ---------------------------------------------------------------
        Lord Abbett Bond Debenture Portfolio (Class A)          2.05%
        ---------------------------------------------------------------
        Goldman Sachs Mid-Cap Value Portfolio (Class A)         2.03%
        ---------------------------------------------------------------
        Oppenheimer Capital Appreciation Portfolio (Class A)    1.98%
        ---------------------------------------------------------------
        T. Rowe Price Mid-Cap Growth Portfolio (Class A)        1.97%
        ---------------------------------------------------------------
        Turner Mid-Cap Growth Portfolio (Class A)               1.92%
        ---------------------------------------------------------------
        RCM Global Technology Portfolio (Class A)               1.80%
        ---------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company         100%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


 METLIFE GROWTH STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                        AND GROWTH BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                          [CHART]

                                               GLOBAL CAPITAL
                 Fund     Growth Benchmark        MARKETS
                 ----     ----------------     --------------
 11/3/2004     $10,000         $10,000             $10,000
12/31/2004      10,630          10,643              10,701
 3/31/2005      10,479          10,477              10,567
 6/30/2005      10,691          10,665              10,590
 9/30/2005      11,254          11,146              10,990
12/31/2005      11,600          11,404              11,136
 3/31/2006      12,231          12,012              11,576
 6/30/2006      11,958          11,878              11,648



    ----------------------------------------------------------------------
                                           Average Annual Return/3/
                                           (for the period ended 6/30/06)
    ----------------------------------------------------------------------
                                           1 Year    Since Inception/4/
    ----------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A                     12.34%         14.46%
- --  Class B                                11.86%         11.39%
    ----------------------------------------------------------------------
- --  MSCI Global Capital Markets Index/SM1/ 10.20%          9.66%
    ----------------------------------------------------------------------
- - - Growth Blended Benchmark/2/            11.36%         10.87%
    ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measures the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index which measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Growth Blended Benchmark is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


The Portfolio's Class B 1.94% return lagged the 2.32% return of blended benchmark for the six months ended June 30, 2006 (the Moderate Blended Benchmark is comprised of the following mix: 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. The Portfolio also added an allocation to the MFS(R) Emerging Markets Equity Portfolio to help broaden the Portfolio's international exposure. In light of the new 2% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 5% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income and Oppenheimer Capital Appreciation Portfolios were reduced.

In terms of relative performance for the six month period ended 6/30/06, the fixed income component of the Moderate Strategy Portfolio performed well versus the underlying Portfolio's respective benchmarks. The Western Asset Management U.S. Government Portfolio performed admirably over the first half of the year as it's weighting in mortgage backed securities added to returns. The PIMCO Total Return Portfolio added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index/1/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Investment Committee continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The equity side of the Portfolio proved to be the largest detractor from returns for the first half of the year, as the Portfolio's technology, growth and small cap exposure all weighed heavily on performance. Most of the underperformance in these areas occurred in the second quarter of 2006 due to the difficult global equity market environment. The Portfolio's most aggressive holdings were hit the hardest as the Jennison Growth Portfolio lagged because of its higher-growth technology holdings, while the new position in the Legg Mason Value Equity Portfolio also hurt performance due to its large technology exposure. In addition, two of the Portfolio's large-cap value managers lagged for the six month period as well, as the Lord Abbett Growth and Income Portfolio and the Van Kampen Comstock Portfolio posted relatively poor short-term performance. On the positive side though, holdings of the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. In addition, the new modest position in the MFS(R) Emerging Markets Equity Portfolio also hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/2/ benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       15.32%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           12.38%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)    8.22%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                8.07%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             6.93%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       6.03%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   4.98%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       4.02%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              3.97%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          3.89%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           3.85%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)              3.82%
     ---------------------------------------------------------------------
     Lazard Mid-Cap Portfolio (Class A)                            2.98%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)              2.91%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             2.87%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)              2.13%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-Cap Value Portfolio (Class A)               1.99%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              1.96%
     ---------------------------------------------------------------------
     Turner Mid-Cap Growth Portfolio (Class A)                     1.89%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)            1.79%
     ---------------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06
                                    [CHART]

Registered Investment Company                   100.0%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


   METLIFE MODERATE STRATEGY PORTFOLIO VS. MSCI GLOBAL MARKETS INDEX/1/ AND
                         MODERATE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

              [CHART]

                Fund     MSCI GLOBAL CAPITAL MARKETS    Moderate Benchmark
                ----     ---------------------------    ------------------
 11/3/2004  $10,000              $10,000                   $10,000
12/31/2004   10,255               10,701                    10,394
 3/31/2005   10,133               10,567                    10,277
 6/30/2005   10,325               10,590                    10,512
 9/30/2005   10,660               10,990                    10,775
12/31/2005   10,851               11,136                    10,951
 3/31/2006   11,210               11,576                    11,281
 6/30/2006   11,061               11,648                    11,205


    ----------------------------------------------------------------
                                   Average Annual Return
                                  (for the period ended 6/30/06)/3/
    ----------------------------------------------------------------
    ----------------------------------------------------------------
                                  1 Year      Since Inception/4/
    ----------------------------------------------------------------
    MetLife Moderate Strategy
    Portfolio--Class A             7.52%            8.98%
- --  Class B                        7.12%            6.27%
    ----------------------------------------------------------------
- --  MSCI Global Markets Index/1/  10.20%            9.66%
    ----------------------------------------------------------------
- - - Moderate Blended Benchmark/2/  6.59%            7.06%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Moderate Blended Benchmark is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


For the two month period ended June 30, 2006, the Portfolio Class A shares had a net return of (12.60%) versus (10.64%) for its benchmark, the MSCI Emerging Markets Free Index.

DETRACTORS FROM PERFORMANCE

Over the reporting period, stock selection in the financial services sector detracted from performance relative to the portfolio's benchmark, the MSCI Emerging Markets Index. Our holdings in banking firms Akbank (Turkey) and ABSA Group+ (South Africa), financial services firms OTP Bank+ (Hungary) and Standard Bank Group (South Africa), consumer lending firm African Bank Investments*, and credit card administration services provider CSU CardSystem+ (Brazil) were among the top detractors from results. Not owning China Life Insurance (Hong Kong) also hurt relative returns as the stock performed better than the broad benchmark.

Stocks in other sectors that held back relative returns included nickel and palladium miner MMC Norilsk Nickel (Russia), wireless telecommunications company Indosat* (Indonesia), and natural gas producer Gazprom+ (Russia).

The Portfolio's inception date was May 1, 2006. For the period May 5, 2006 through May 9, 2006, the Portfolio's assets (approximately valued at $263 million and excluding the $3 million that seeded the account at inception on May 1, 2006) were managed by a transition manager and not by MFS. The performance figures shown on page 79 include the effect of transition management performance for this five-day period and, according to the custodian bank, lowered the Portfolio's total reporting period performance by approximately 1.4%.

CONTRIBUTORS TO PERFORMANCE

The technology sector boosted returns relative to the Portfolio's benchmark, the MSCI Emerging Markets Index/SM/, driven primarily by our strong stock selection in this sector. Top contributors within the sector included Taiwan Semiconductor and electronics manufacturer Samsung Electronics (South Korea).

Security selection in the energy sector further enhanced results, as did our overweighted stance in this strong-performing sector. Within the sector, petrochemical firm Reliance Industries (India), integrated oil company LUKOIL (Russia), and oil and gas exploration and production company Addax Petroleum Corp+ (Canada) bolstered relative performance. Although stock selection in the autos and housing sector also added to relative returns, no individual stocks within this sector were among the top contributors.

Elsewhere, our positions in railroad-based logistics operator ALL America Latina Logistica (Brazil), wireless communications operator China Mobile (Hong
Kong), and mining and natural resources company Anglo American+ (UK) contributed to relative returns.

The Portfolio's cash position also added to relative performance. The portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the Portfolio's benchmark, holding cash helps performance versus the benchmark, which has no cash position.

NICHOLAS SMITHIE
Portfolio Manager, Vice President
MASSACHUSETTS FINANCIAL SERVICES COMPANY

Mr. Smithie joined MFS in 1998 as an equity research analyst and has managed the portfolio since its inception. Prior to joining MFS, he worked for two-and-a-half years as a Global Emerging Markets Portfolio Manager for Gartmore Investment Management, two years as an Assistant Manager in the Developing Country Finance Group for West Merchant Bank, one year as a Consultant for Republic National Bank of New York, and four years as a Chartered Account for Coopers & Lybrand.

*Security was not held in the Portfolio at period end.

+Security is not a benchmark constituent.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Samsung Electronics Co., Ltd.                        6.68%
         -------------------------------------------------------------
         Petroleo Brasileiro S.A. (ADR)                       5.70%
         -------------------------------------------------------------
         LUKOIL (ADR)                                         4.24%
         -------------------------------------------------------------
         Companhia Vale do Rio Doce (ADR)                     3.40%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   3.22%
         -------------------------------------------------------------
         Kookmin Bank                                         2.90%
         -------------------------------------------------------------
         China Mobile (Hong Kong), Ltd.                       2.73%
         -------------------------------------------------------------
         Hon Hai Precision Industry Co., Ltd.                 2.12%
         -------------------------------------------------------------
         PetroChina Co., Ltd.                                 2.11%
         -------------------------------------------------------------
         AIG Funding, Inc.                                    2.07%
         -------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Brazil                     18.6%
South Korea                17.0%
Taiwan                      9.7%
Hong Kong                   9.4%
Other                       9.3%
Mexico                      9.2%
Russia                      8.1%
South Africa                6.3%
United Kingdom              2.9%
Thailand                    2.9%
India                       2.5%
Turkey                      2.1%
Israel                      2.0%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


              MFS(R) EMERGING MARKETS EQUITY PORTFOLIO MANAGED BY
    MASSACHUSETTS FINANCIAL SERVICES COMPANY VS MSCI EMERGING MARKETS FREE
                                  INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                Fund        MSCI EMF
               ------       --------
 5/1/2006      10,000        10,000
6/30/2006       8,740         8,936


    --------------------------------------------------------------------
                                               Cumulative Return/2/
                                          (for the period ended 6/30/06)
    --------------------------------------------------------------------
                                                Since Inception/3/
    --------------------------------------------------------------------
    MFS(R) Emerging Markets Equity
- --  Portfolio--Class A                               -12.60%
    Class B                                          -12.70%
    --------------------------------------------------------------------
- - - MSCI Emerging Markets Free Index/SM1/            -10.64%
    --------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index/SM/ is an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 9.89% versus 10.20% for its benchmark, MSCI EAFE(R) Index.

CONTRIBUTORS TO PERFORMANCE

Security selection in the energy, basic materials, and utilities and communications sectors was the primary contributor to performance relative to the Portfolio's benchmark, the MSCI EAFE(R) Index, over the period. In energy, oil company LUKOIL* (Russia), which is not a benchmark constituent, steel tubing manufacturer Vallourec (France), and oil and gas company Statoil (Norway) boosted results.

Within the basic materials sector, several strong-performing stocks benefited portfolio performance including global steel giant Arcelor*, chemical firm Bayer (Germany), and steel producer Companhia Siderurgica Nacional+ (Brazil).

Performance in the utilities and communications was driven primarily by our holdings in public utility service provider SUEZ (France), which had strong returns over the period.

In other sectors, our holdings in cement producer Italcementi (Italy) and industrial equipment manufacturer Schneider Electric (France), and our avoidance of telecom service and content provider Softbank (Japan) boosted relative results for the period.

DETRACTORS FROM PERFORMANCE

Security selection in the financial services and health care sectors hurt benchmark relative performance. Several individual holdings within financial services were among the Portfolio's top detractors including Japanese consumer financing firms Aiful and Takefuji, real estate consulting company K.K. Davinci Advisors (Japan), banking firm Akbank+ (Turkey), and credit card issuer Aeon Credit Service Company (Hong Kong). Within health care, our position in pharmaceutical company Astellas Pharma (Japan) dampened results.

Stock selection in the technology sector also dampened performance, with our holdings in electronics manufacturer Samsung+ (South Korea) detracting from relative returns.

Elsewhere, chemical company Kaneka* (Japan) and auto parts maker Hyundai Mobis+ (South Korea) held back relative results.

During the reporting period, our currency exposure was a detractor from the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

TEAM MANAGED

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

*Security was not held in the Portfolio at period-end.

+Security is not an index constituent.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    GlaxoSmithKline Plc             2.82%
                    ----------------------------------------
                    Samsung Electronics Co., Ltd.   2.79%
                    ----------------------------------------
                    Royal Dutch Shell Plc           2.55%
                    ----------------------------------------
                    Total S.A.                      2.36%
                    ----------------------------------------
                    Nestle S.A.                     2.13%
                    ----------------------------------------
                    UBS AG                          1.95%
                    ----------------------------------------
                    E.On AG                         1.88%
                    ----------------------------------------
                    BNP Paribas S.A.                1.81%
                    ----------------------------------------
                    BHP Billiton Plc                1.80%
                    ----------------------------------------
                    Novartis AG                     1.75%
                    ----------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Japan                                   15.9%
United Kingdom                          15.8%
France                                  11.1%
Switzerland                             10.8%
Germany                                  6.4%
Korea                                    6.1%
Brazil                                   5.0%
Netherlands                              4.5%
Italy                                    4.4%
Others                                  20.0%



- ------------------------------------------------------------------------------
                                      80

- ------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


              MFS(R) RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
      MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                         MSCI EAFE*                Fund
                         ----------               -------
  2/12/2001               $10,000                 $10,000
  3/31/2001                 8,991                   8,830
  6/30/2001                 8,913                   9,150
  9/30/2001                 7,669                   8,040
 12/31/2001                 8,205                   8,486
  3/31/2002                 8,251                   8,516
  6/30/2002                 8,092                   8,375
  9/30/2002                 6,499                   7,154
 12/31/2002                 6,920                   7,484
  3/31/2003                 6,357                   6,993
  6/30/2003                 7,601                   8,018
  9/30/2003                 8,223                   8,521
 12/31/2003                 9,630                   9,882
  3/31/2004                10,053                  10,306
  6/30/2004                10,097                  10,335
  9/30/2004                10,074                  10,477
 12/31/2004                11,622                  11,814
  3/31/2005                11,610                  11,692
  6/30/2005                11,523                  11,510
  9/30/2005                12,726                  13,077
 12/31/2005                13,251                  13,754
  3/31/2006                14,505                  15,284
  6/30/2006                14,642                  15,113



    -------------------------------------------------------------
                                  Average Annual Return
                            (for the period ended 6/30/06)/2/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    MFS(R) Research
    International
    Portfolio--Class A    31.73% 23.83% 10.83%       9.55%
- --  Class B               31.30% 23.53% 10.56%       7.98%
    Class E               31.48% 23.66%     --      14.31%
    -------------------------------------------------------------
- - - MSCI EAFE(R) Index/1/ 27.07% 24.43% 10.44%       6.51%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


For the six month period ended June 30, 2006, the Portfolio had a net return of 6.23% versus 6.65% for its benchmark, the Russell Value(R) 1000 Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the industrial goods and services sector aided performance relative to the Portfolio's benchmark, the Russell 1000(R) Value Index. Our holdings in agricultural equipment manufacturer Deere & Co., defense contractor Lockheed Martin+, electrical products manufacturer Cooper Industries+, and industrial products manufacturer United Technologies+ contributed to relative returns.

Security selection and, to a lesser extent, our underweighted position in the financial services sector boosted relative performance. Within this sector, investment banking firm Goldman Sachs was the top contributor. Avoiding weak-performing insurance firm American International Group and diversified financial services company Citigroup also helped results.

Elsewhere, our holdings in agricultural commodities processor Archer Daniels Midland and oil and gas producer and distributor Hess positively impacted relative performance.

During the reporting period, our currency exposure was a contributor to the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

Stock selection among the utilities and communications, energy, and retailing sectors detracted from performance relative to the Portfolio's benchmark, the Russell 1000(R) Value Index. In the utilities and communications sector, not owning certain strong-performing telecommunications companies negatively impacted results. Our holdings in electricity and natural gas distributor Dominion Resources and communications company Sprint also held back relative returns.

In the energy sector, our underweighted position in strong-performing oil and gas giant Exxon Mobil dampened relative results. Not owning certain standout performers also hindered relative performance.

Stocks in other sectors that hurt results included health care products maker Johnson & Johnson+, home improvement products company Masco, and plastic and fiber manufacturer Dow Chemical.

TEAM MANAGED

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is a Vice President of MFS and has been in the investment management area of MFS since 1997. Mr. Gorham is a Senior Vice President of MFS and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS since 1992.

*Security was not held in the Portfolio at period-end.

+Security is not a benchmark constituent.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.38%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   4.33%
                   ------------------------------------------
                   Altria Group, Inc.                3.52%
                   ------------------------------------------
                   Allstate Corp. (The)              3.42%
                   ------------------------------------------
                   Lockheed Martin Corp.             2.98%
                   ------------------------------------------
                   Johnson & Johnson                 2.65%
                   ------------------------------------------
                   Total S.A.                        2.60%
                   ------------------------------------------
                   Dominion Resources, Inc.          2.32%
                   ------------------------------------------
                   Deere & Co.                       2.30%
                   ------------------------------------------
                   SunTrust Banks, Inc.              2.28%
                   ------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Financial                         30.1%
Non-Cyclical                      16.9%
Industrial                        15.3%
Energy                            12.6%
Basic Materials                    6.4%
Communications                     6.4%
Utilities                          6.2%
Cyclical                           4.0%
Technology                         2.1%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

                       MFS(R) VALUE PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund       Russel 1000 Value Index
                  ----       -----------------------
 7/20/1998      $10,000            $10,000
12/31/1998        9,506             10,495
12/31/1999        9,978             11,266
12/30/2000       11,136             12,057
 6/30/2001       11,520             11,905
12/31/2001       11,194             11,383
12/31/2002        9,727              9,616
 6/30/2003       10,412             10,729
12/31/2003       12,121             12,504
12/30/2004       14,058             14,566
 6/30/2005       14,217             14,823
12/31/2005       14,963             15,593
 3/31/2006       15,770             16,518
 6/30/2006       15,896             16,616

    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    MFS(R) Value Portfolio--
- --  Class A                  11.81% 15.14% 6.64%        6.06%
    ----------------------------------------------------------------
    Russell Value(R) 1000
- - - Index/1/                 12.10% 15.70% 6.90%        6.62%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 7/20/1998. Index returns are based on an inception due of 7/31/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS

Domestic equity investments produced mixed performance over the first six months of 2006. Most major and well-known equity markets generated positive returns, of varying degree; while, large-cap and broad-cap growth indices (measured by the Russell 1000(R) Growth Index and Russell 3000(R) Growth Index) as well as the NASDAQ market posted minor declines. Smaller-cap and value-oriented equity markets demonstrated the strongest returns among these traditional equity segments. Real Estate Investment Trusts (REITs) produced returns in excess of even the strongest domestic equity indices. In this environment, the Portfolio (Class A) generated a total return of 16.14% which surpassed the 12.92% return of the NAREIT Equity REIT Index.

In terms of REIT performance, the six-month period can be broken down into three major segments. First, the year started on a strong note, when REITs, as measured by the NAREIT Equity REIT Index, enjoyed exceptional performance--gaining 14.74% over the first three months of 2006, easily outpacing all major domestic equity markets and chalking up the third best quarterly returns for REITs since late 1996. This was followed by a two month period (April and May) characterized by negative returns; and, finally a strong last month to the 2/nd/ quarter with a 5.2% total return that substantially outpaced all other investments--equity or fixed income.

Over the course of the year-to-date period all but one property type sector within the NAREIT Equity REIT Index generated positive returns. The top performing property sectors were office and apartments--beneficiaries of strong demand and limited capacity. Continued economic growth has driven increased demand for office space and helped to move rents higher in select markets. In terms of apartments, the persistent increase in interest rates and mortgage costs, as well as a peaking in residential home prices has pressured housing affordability, resulting in increased demand for apartments. Shopping centers, diversified and lodging/resort sectors also added materially to the Index's total return. The lone sector to decline, and at just a marginal level, was manufactured homes.

For the Portfolio absolute performance was driven primarily by Office, apartment and diversified (mostly office-type) properties. No portfolio sectors declined, with the weakest returns posted by mixed properties owing to a very small portfolio allocation.

In terms of relative returns, stock selection and sector allocation provided positive contribution. The sectors that provided the largest contributions were office and apartments--both added primarily through the impact of strong stock selection as holdings outpaced those of the benchmark and also sector allocation, as the Portfolio maintained an overweight allocation to both of these strong performing sectors. Conversely, Regional Mall investments detracted the most from relative returns--mostly from negative sector selection effects as the Portfolio was overweight this "weaker" property segment as well as trailing the benchmark's return.

OUTLOOK

Our outlook for REITs remains positive. Strong fundamentals persist for most property types, and we expect earnings and dividend growth to continue. This should drive investment demand in an environment where yields remain low by historic measure. Continued economic expansion should foster favorable demand dynamics; and, combined with the limited amount of capacity that has been built over recent years should support the outlook for segments we most favor--office, apartments, diversified and lodging/resorts. We are maintaining a selective stance toward those regional mall properties which appear insulated from consumer-related issues; however, we continue to avoid interest rate-sensitive, over-capacity prone sectors.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                SL Green Realty Corp. (REIT)            4.56%
                ------------------------------------------------
                AvalonBay Communities, Inc. (REIT)      4.34%
                ------------------------------------------------
                Equity Office Properties Trust (REIT)   4.31%
                ------------------------------------------------
                Host Hotels & Resorts, Inc. (REIT)      4.20%
                ------------------------------------------------
                Simon Property Group, Inc. (REIT)       4.05%
                ------------------------------------------------
                ProLogis (REIT)                         3.92%
                ------------------------------------------------
                Archstone-Smith Trust (REIT)            3.90%
                ------------------------------------------------
                Equity Residential (REIT)               3.86%
                ------------------------------------------------
                Colonial Properties Trust (REIT)        3.69%
                ------------------------------------------------
                Vornado Realty Trust (REIT)             3.53%
                ------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Apartments                                25.2%
Community Centers                          5.4%
Diversified                               12.6%
Health Care Providers & Services           5.0%
Industrials                                6.1%
Lodging                                    8.1%
Office                                    22.5%
Regional Malls                            15.1%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
       NEUBERGER BERMAN MANAGEMENT, INC. VS. NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                  [CHART]

   Date             Fund       NAREIT REITS
- ----------        -------      ------------
  5/1/2004        $10,000        $10,000
 6/30/2004         10,350         11,027
 9/30/2004         11,130         11,935
12/31/2004         12,975         13,751
 3/31/2005         12,090         12,777
 6/30/2005         13,848         14,624
 9/30/2005         14,337         15,184
12/31/2005         14,739         15,418
 3/31/2006         16,937         17,690
 6/30/2006         17,118         17,347



    ------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
    Neuberger Berman Real Estate
- --  Portfolio--Class A           23.62%         28.16%
    Class B                      23.23%         27.84%
    Class E                      23.39%         27.98%
    ------------------------------------------------------------
- - - NAREIT Equity REIT Index/1/  18.63%         28.95%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


The Portfolio turned in solid results during the past six months, even during a challenging second half of the reporting period for equity investments. For the six month period ended June 30, 2006, the Portfolio Class B had a net return of
- -0.22%. The Portfolio underperformed its primary benchmark, the S&P 500(R) Index, which returned 2.71% for the six-month period ended June 30, 2006, but outperformed the Russell 1000(R) Growth Index/1/, which returned -0.93% for the period. The Portfolio's results were driven by strong performance in the technology and health care sectors. In contrast, the consumer discretionary and industrial sectors lagged during the past six months.

The reporting period consisted of two very different market environments. Stock prices trended upward for roughly the first four months, but the market began to lose significant ground in May. Investors had previously been confident that inflation would be manageable, allowing the Federal Reserve Board (the Fed) to pause its series of interest rate hikes dating back two years. As the period progressed, however, continued economic strength coupled with several potential worrisome inflation reports weighed heavily on stock valuations as expectations for more Fed rate hikes grew.

Although our investment approach is "bottom up"--meaning that we select stocks based on their individual fundamentals--we also consider broad-based secular trends when deciding whether or not to make a purchase. For example, in the technology sector, Google, Inc. and Yahoo!, Inc. are two top holdings that have benefited greatly from the Internet's continued rapid growth as spending on online advertising--a market category that barely existed five years ago--has skyrocketed in recent years.

In the energy sector, we reduced the Portfolio's exposure to integrated energy companies while adding to the Portfolio's weighting in energy services. As oil prices remain at historically high levels, integrated energy firms as of period end have some of the strongest balance sheets in their history. In our view, this balance-sheet strength is likely to translate into increased capital investment, which in turn could directly benefit service companies such as Halliburton Co., Schlumberger Ltd. and Transocean, Inc., three names which we added to the Portfolio during the period.

Our top contributor to performance was also our largest holding at period end, network communications equipment maker Cisco Systems, Inc. This performance was driven by a favorable business environment for Cisco as well as our ability to purchase the stock at what we believe was an attractive valuation. Another recent standout was Expeditors International of Washington, Inc., a global logistics services business that generated strong earnings and gained on growth in global trade. The Chicago Mercantile Exchange, (CME), the world's largest futures exchange, also did well. As financial markets have become more global, CME has directly benefited from the increased use of hedging
- --------
/1/The Russell 1000(R) Growth Index is an unmanaged index of common stocks. Indices cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of the Portfolio.
and derivatives strategies. Our position in consumer electronics retailer Best Buy Co., Inc., was a fourth notable positive. This consumer electronics retailer continued to take advantage of the highly profitable trend toward newer, larger flat-screen television sets.

One notable disappointment was the leading online auction house, eBay, Inc., whose shares fell steadily throughout the period. Investors were concerned that increasing competition and slowing earnings growth could lead to potentially undesirable changes in eBay's business model. Also lagging was XM Satellite Radio Holdings, Inc., one of two major players in the burgeoning satellite radio market. XM's shares fell on fears of increasing competition from rival Sirius along with other company-specific concerns. In health care, the HMO UnitedHealth Group, Inc., was hurt by corporate governance questions--specifically, the treatment of stock options for the company's top executives. We subsequently reduced our position in UnitedHealth, but maintained a smaller stake in the stock as greater detail surrounding became available. Another laggard was software giant Microsoft Corp., whose shares fell in response to competitive pressures as well as further delays in Vista, the company's long-anticipated update to its Windows operating system.

With the recent decline in company valuations, the market is now pricing in a much higher potential for a recession than we believe is warranted, based on the strength of corporate balance sheets and our conversations with company management teams. Instead, we believe we've entered the tail end of a cycle in which growth stocks could be poised to outperform their value counterparts for the first time in a number of years.

Against this backdrop, we will continue to invest on a stock-by-stock basis, looking for companies that we believe can grow in almost any type of market environment and benefit from secular trends likely to last over the next three to five years. No matter what happens in the economy or broader market, our basic management approach will normally remain the same, with the Portfolio continuing to be focused on a broad-based, conservative core growth objective.

WILLIAM L. WILBY, CFA AND MARC L. BAYLIN, CFA
Portfolio Manager
OPPENHEIMER FUNDS, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             Cisco Systems, Inc.                           3.11%
             ------------------------------------------------------
             Yahoo!, Inc.                                  2.29%
             ------------------------------------------------------
             Google, Inc.                                  2.06%
             ------------------------------------------------------
             Monsanto Co.                                  1.98%
             ------------------------------------------------------
             Automatic Data Processing, Inc.               1.74%
             ------------------------------------------------------
             Procter & Gamble Co.                          1.68%
             ------------------------------------------------------
             eBay, Inc.                                    1.67%
             ------------------------------------------------------
             Chicago Merchantile Exchange Holdings, Inc.   1.58%
             ------------------------------------------------------
             Affiliated Computer Services, Inc.            1.52%
             ------------------------------------------------------
             General Electric Co.                          1.42%
             ------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Non-Cyclical                              24.3%
Communications                            18.4%
Technology                                16.4%
Cyclical                                  12.0%
Financial                                  9.9%
Industrial                                 8.2%
Energy                                     7.3%
Basic Materials                            3.5%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                OPPENHEIMERFUNDS, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                   [CHART]

   Date            Fund       S&P 500
- ----------        -------     -------
 2/12/2001        $10,000     $10,000
 3/31/2001          8,740       8,512
 6/30/2001          9,350       9,010
 9/30/2001          7,750       7,687
12/31/2001          8,573       8,509
 3/31/2002          8,314       8,533
 6/30/2002          7,023       7,389
 9/30/2002          6,013       6,113
12/31/2002          6,453       6,628
 3/31/2003          6,263       6,420
 6/30/2003          7,174       7,408
 9/30/2003          7,463       7,605
12/31/2003          8,294       8,531
 3/31/2004          8,354       8,675
 6/30/2004          8,464       8,824
 9/30/2004          8,144       8,659
12/31/2004          8,825       9,458
 3/31/2005          8,581       9,255
 6/30/2005          8,612       9,382
 9/30/2005          8,921       9,720
12/31/2005          9,241       9,923
 3/31/2006          9,670      10,341
 6/30/2006          9,220      10,192



    -----------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/06)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Oppenheimer Capital
    Appreciation
    Portfolio--Class A   7.21%  9.00%    --         1.88%
- --  Class B              7.06%  8.73% -0.28%       -1.50%
    Class E              7.06%    --     --         8.30%
    -----------------------------------------------------------
- - - S&P 500(R) Index/1/  8.63% 11.22%  2.49%        0.35%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE

For the six months ended June 30, 2006, Class A shares of the Portfolio posted a return of (0.85%), versus (1.77%) for its benchmark, the Lehman Brothers U.S. TIPS Index.
MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Most fixed income sectors, including inflation-linked bonds (ILBs), lost ground during the first half of 2006. The Lehman Brothers U.S. TIPS Index returned
- -1.77 percent for the first six months of the year. Treasury Inflation Protected securities (TIPs) lagged Treasuries for the six-month period as real yields rose sharply in response to Fed tightening. The Federal Reserve continued tightening during the period, bringing the federal funds rate to 5.25 percent. The last federal funds increase at the end of the period was the Fed's 17/th/ consecutive rate hike since the start of its tightening cycle in 2004. The Fed was not alone, as central banks in Europe, India and China tightened credit in unison for the first time since 2000. The Bank of Japan, whose zero interest rate policy has flooded global markets with liquidity, appeared set to join their ranks in the coming months.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

With interest rates on the rise, higher yielding bond sectors, such as mortgage-backed and corporate bonds, that provide a cushion against price erosion tended to outperform during the first six months of the year. Interest rate strategies have detracted from the Portfolio's performance year-to-date. During the first quarter, an above-benchmark duration from TIPS hurt returns as U.S. real yields rose, and below benchmark duration for much of the second quarter was positive for performance as real rates rose less than nominal yields. A short-to-intermediate maturity focus on U.S. nominal bonds was a negative for performance during the six-month period, as the yield curve flattened. High inflation accruals driven by high CPI prints and rising energy prices led to outperformance of TIPS versus U.S. Treasuries for the first half of 2006. Short exposure to European nominal bonds was positive due to rising nominal rates, as business sentiment improved and demand for the region's imports picked up. Mortgage coupon and security selection added value during the period. Exposure to the euro and yen currencies helped performance, which gained vs. the U.S. dollar.

MARKET/PORTFOLIO OUTLOOK

Global economic growth is seen as strong but vulnerable. The combination of robust U.S. consumption, massive Chinese investment spending and positive feedback effects in Japan and emerging economies produced growth over the last year. This expansion prompted tightening by central banks to contain inflation that has been mild but accelerating. The Bank of Japan, the European Central Bank and perhaps still the Federal Reserve are embarked on an uncertain path of interest rate hikes that could, if pursued too aggressively, derail the global expansion. Inflation expectations should ease given the benign core inflation outlook and the nominal yield curve should revert to a more typical positive slope, as markets begin to anticipate Fed easing. Risk premiums and volatility should expand to more normal levels as central banks withdraw liquidity from markets.

STRATEGY

In this environment we plan to retain a defensive posture in portfolios. Key strategies will include:

  . REAL DURATION--We plan to target real duration slightly above the index but retain tactical flexibility, moving duration above the index as real interest rates near the top of our forecasted range but below the index when rates approach the lower end of the range. We plan to also emphasize shorter and longer maturities (versus intermediates) in the U.S. Longer dated TIPS offer more value than short dated issues, but shorter maturities should benefit more in the event inflation unexpectedly rises.

  . NOMINAL DURATION--We plan to continue to emphasize U.S. nominal bonds, which should gain against ILBs with falling inflation expectations as the Fed eventually tempers economic growth. We will have exposure in shorter maturities in the U.S., which should gain as markets begin to anticipate an end to Fed tightening. We will also take positions that should gain in response to an expected increase in short to intermediate maturity European rates.

  . YIELD CURVE--focusing on the short end of the U.S. yield curve and higher quality assets. This approach is in keeping with our forecast that the shape of the yield curve and valuations of riskier assets are poised to revert to more normal levels.

  . MORTGAGE-BACKED BONDS--In an environment where prices of riskier assets will remain under pressure, mortgages continue to be a potential source of incremental yield for portfolios. We will also seek to add value in this sector via our expertise in mortgage security selection.

  . CORPORATES/EMERGING MARKETS--Sectors that fared well when liquidity was abundant--such as corporate and emerging market bonds--present the most risk once liquidity becomes tighter. We plan to therefore retain its underweight to corporates and continue to de-emphasize emerging markets.

  . MUNICIPAL BONDS--Among higher quality bonds, we will hold modest levels of municipal bonds. Municipal bonds offer value, as their yields remain relatively attractive compared to taxable bonds. Munis should also perform relatively well in the event that interest rates move higher. A stable base of retail investors allows munis to hold their value better than taxable bonds when rates rise.

  . CURRENCY--The U.S. dollar is expected to be weak over a cyclical and secular time horizon. Cyclically, the end of Fed tightening could result in flows of capital out of the dollar toward markets in Europe and Japan with higher or rising yields. Over a longer time frame, a weaker dollar will be needed to help reverse the massive U.S. trade deficit. We plan to take positions in the yen, emerging market currencies and the euro to hedge against dollar weakness.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This report contains the current opinions of the manager and such opinions are subject to change without notice. This report has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Past performance is no guarantee of future results. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Note (2.00%, due 07/15/14)       14.73%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Bond (2.375%, due 01/15/25)      10.06%
    -----------------------------------------------------------------------
    U.S. Treasury Note (1.875%, due 07/15/15)                       9.28%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Bond (3.875%, due 04/15/29)       8.19%
    -----------------------------------------------------------------------
    U.S. Treasury Note (3.00%, due 07/15/12)                        7.41%
    -----------------------------------------------------------------------
    Federal Home Loan Bank Discount Notes (5.147%, due 07/14/06)    7.01%
    -----------------------------------------------------------------------
    U.S. Treasury Note (0.875%, due 04/15/10)                       6.57%
    -----------------------------------------------------------------------
    Government of France (2.345%, due 07/13/06)                     6.13%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Note (3.875%, due 01/15/09)       5.64%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Note (3.625%, due 01/15/08)       5.64%
    -----------------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Asset-Backed Securities                                  6.3%
Corporate Bonds & Debt Securities                        2.7%
Collateralized Mortgage Obligations                      3.8%
Foreign Bonds & Debt Securities                          9.7%
Municipals                                               0.2%
Other                                                    0.0%
U.S. Government & Agency Obligations                    77.3%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
  PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS
                                 BOND INDEX/1/
                           Growth Based on $10,000+

                 [CHART]

                                Lehman Global
                               Real:  U.S. TIPS
    Date            Fund          Bond Index
- ----------        -------       -------------
  5/1/2003        $10,000          $10,000
 6/30/2003         10,360           10,367
 9/30/2003         10,460           10,398
12/31/2003         10,547           10,568
 3/31/2004         11,173           11,111
 6/30/2004         10,855           10,766
 9/30/2004         11,215           11,180
12/31/2004         11,541           11,460
 3/31/2005         11,541           11,423
 6/30/2005         11,768           11,771
 9/30/2005         11,833           11,773
12/31/2005         11,711           11,785
 3/31/2006         11,538           11,520
 6/30/2006         11,613           11,576




    ------------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ------------------------------------------------------------------
    ------------------------------------------------------------------
                                                         Cumulative
                                                       Return (for the
                                             Since      period ended
                            1 Year 3 Year Inception/3/   6/30/06)/4/
    ------------------------------------------------------------------
    PIMCO Inflation
    Protected Bond
- --  Portfolio--Class A      -1.33% 3.88%     4.83%             --
    Class B                 -1.58% 3.62%     4.58%             --
    Class E                     --    --        --          0.30%
    ------------------------------------------------------------------
    Lehman Global Real:
- - - U.S. TIPS Bond Index/1/ -1.65% 3.75%     4.74%             --
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 4/30/03.

/4/"Cumulative Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE

For the six months ended June 30, 2006, Class A shares of the Portfolio posted a return of (0.34%), versus (.72%) for its benchmark, the Lehman Brothers Aggregate Bond Index.

MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Most fixed income sectors lost ground during the first half of 2006, as concern about accelerating inflation and central bank tightening pushed interest rates higher worldwide. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade bonds, returned -0.72 percent for the first six months of the year. On June 30 the benchmark ten-year Treasury yielded 5.14 percent, 75 basis points higher than at the start of the year. The U.S. yield curve remained flat as shorter maturity yields rose by a comparable amount. The Federal Reserve continued tightening during the period, bringing the federal funds rate to 5.25 percent. The last federal funds increase at the end of the period was the Fed's 17/th/ consecutive rate hike since the start of its tightening cycle in 2004. The Fed was not alone, as central banks in Europe, India and China tightened credit in unison for the first time since 2000. The Bank of Japan, whose zero interest rate policy has flooded global markets with liquidity, appeared set to join their ranks in the coming months.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

With interest rates on the rise, higher yielding bond sectors, such as mortgage-backed and corporate bonds, that provide a cushion against price erosion tended to outperform during the first six months of the year. Interest rate strategies have detracted from the Portfolio's performance year-to-date. Above-index duration hurt performance over the six-month period as interest rates rose. An emphasis on shorter maturities was a negative as the yield curve continued to flatten as the Fed continued to raise the Federal Funds rate. Treasury Inflation Protected securities (TIPS) lagged Treasuries for the year-to-date as real yields rose sharply in response to Fed tightening and modest holdings detracted from performance. Municipal securities helped performance, as they usually outperform as rates rise because of their stable retail investor base. Holding emerging market bonds added to performance, as they outperformed Treasuries for the first half of 2006. Government bonds of developed economies performed poorly year-to-date, as most of these bonds posted losses as rates moved higher in response to stronger growth and concern about central bank tightening.

MARKET/PORTFOLIO OUTLOOK

Global economic growth is seen as strong but vulnerable. The combination of robust U.S. consumption, massive Chinese investment spending and positive feedback effects in Japan and emerging economies produced growth over the last year. This expansion prompted tightening by central banks to contain inflation that has been mild but accelerating. The Bank of Japan, the European Central Bank and perhaps still the Federal Reserve are embarked on an uncertain path of interest rate hikes that could, if pursued too aggressively, derail the global expansion. Inflation expectations should ease given the benign core inflation outlook and the nominal yield curve should revert to a more typical positive slope, as markets begin to anticipate Fed easing. Risk premiums and volatility should expand to more normal levels as central banks withdraw liquidity from markets.

STRATEGY

In this environment we plan to retain a defensive posture in portfolios. Key strategies will include:

  . INTEREST RATE STRATEGIES--We plan to target duration near the index but retain tactical flexibility, moving duration above the index as rates near the top of our forecasted range but below the index when rates approach the lower end of the range. We plan to continue to emphasize shorter maturities in the U.S., which should gain as markets begin to anticipate an end to Fed tightening. Where permitted, we will likely take positions that should gain in response to an expected increase in short to intermediate maturity European rates.

  . MORTGAGE-BACKED BONDS--In an environment where prices of riskier assets will remain under pressure, mortgages continue to be a potential source of incremental yield for portfolios. We plan to also seek to add value in this sector via our expertise in mortgage security selection.

  . CORPORATES/EMERGING MARKETS--Sectors that fared well when liquidity was abundant--such as corporate and emerging market bonds--present the most risk once liquidity becomes tighter. We plan to therefore retain its underweight to corporates and continue to de-emphasize emerging markets.

  . TIPS AND MUNICIPAL SECURITIES--Among higher quality bonds, we plan to hold modest levels of TIPS and municipal bonds. While TIPS valuations are not especially compelling, TIPS still serve as an effective hedge in case inflation unexpectedly rises. Municipal bonds offer better value than TIPS, as their yields remain relatively attractive compared to taxable bonds. Munis should also perform relatively well in the event that interest rates move higher. A stable base of retail investors allows munis to hold their value better than taxable bonds when rates rise.

  . CURRENCY--The U.S. dollar is expected to be weak over a cyclical and secular time horizon. Cyclically, the end of Fed tightening could result in flows of capital out of the dollar toward markets in Europe and Japan with higher or rising yields. Over a longer time frame, a weaker dollar will likely be needed to help reverse the massive U.S. trade deficit. We plan to take positions in the yen, emerging market currencies and the euro to hedge against dollar weakness.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This report contains the current opinions of the manager and such opinions are subject to change without notice. This report has been


- ------------------------------------------------------------------------------
                                      92

- ------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Past performance is no guarantee of future results. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                              Percent of
       Description                                            Net Assets
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (5.50%, TBA)            6.84%
       -----------------------------------------------------------------
       U.S. Treasury Bond (6.625%, due 02/15/27)                4.04%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (5.00%, TBA)            4.03%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (5.50%, due 02/01/35)   3.70%
       -----------------------------------------------------------------
       U.S. Treasury Note (4.50%, due 02/28/11)                 2.00%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, TBA)            1.91%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.00%, due 12/15/23)   1.66%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.41%, due 07/25/44)   1.58%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.50%, due 05/01/35)   1.44%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (4.19%, due 11/01/34)   1.00%
       -----------------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

U.S. Agencies                                 56.9%
Foreign Bonds & Debt Securities               18.6%
Collateralized Mortgage Obligations           10.7%
U.S. Treasuries                                7.8%
Domestic Bonds & Debt Securities               4.4%
Municipals                                     1.3%
Asset-Backed Securities                        0.3%


- ------------------------------------------------------------------------------
                                      93

- ------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]


                              Lehman Bros
                               Aggregate
  Date             Fund       Bond Index
- ---------         -------     -----------
 2/12/2001        $10,000        $10,000
 3/31/2001         10,100         10,137
 6/30/2001         10,110         10,194
 9/30/2001         10,640         10,664
12/31/2001         10,669         10,669
 3/31/2002         10,669         10,680
 6/30/2002         11,041         11,075
 9/30/2002         11,444         11,583
12/31/2002         11,661         11,765
 3/31/2003         11,837         11,929
 6/30/2003         12,117         12,227
 9/30/2003         12,158         12,210
12/31/2003         12,186         12,249
 3/31/2004         12,481         12,573
 6/30/2004         12,228         12,267
 9/30/2004         12,597         12,659
12/31/2004         12,771         12,779
 3/31/2005         12,703         12,719
 6/30/2005         13,087         13,102
 9/30/2005         13,019         13,013
12/31/2005         13,058         13,090
 3/31/2006         13,001         13,006
 6/30/2006         12,983         12,996




    ---------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the period ended 6/30/06)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A      -0.51% 2.61%  5.39%        5.41%
- --  Class B                 -0.79% 2.36%  5.12%        4.97%
    Class E                 -0.72% 2.45%     --        3.99%
    ---------------------------------------------------------------
    Lehman Brothers
- - - Aggregate Bond Index/1/ -0.81% 2.05%  4.97%        4.95%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE:

The Portfolio returned 4.43% at net asset value in the 6 months ended June 30, 2006, compared to the 2.7% return of its benchmark, the S&P 500(R) Index.

Over the first six months of the year, the S&P 500 was led by the telecom services and energy sectors (each up 14%), and industrials (+7%). Information technology and health care (each down roughly 4%) were the index's worst performing sectors.

Supported by solid economic and employment growth, the US stock market posted a strongly positive first quarter and continued to add to those gains in the first part of the second quarter, but gave back all year-to-date gains in a sharp one-month sell-off before recovering somewhat in the final two weeks of the half. The S&P 500(R) Index finished up 2.7% for the 6 months ended June 30, 2006, the Dow Industrials gained 5.2%, and the NASDAQ finished in negative territory at -1.1%.

PORTFOLIO SPECIFICS:

Security selection was the key to above-index first half returns. Returns benefited most from stock selection in the industrials and materials sectors, but portfolio holdings outperformed the corresponding benchmark sector holdings in every sector except consumer discretionary and energy.

Returns in the industrials sector benefited from our emphasis on "old economy" firms which are beneficiaries of strong economic growth. Caterpillar returned roughly 30%, while railroad Norfolk Southern, truck manufacturer PACCAR, and farm equipment maker Deere each returned roughly 20%. Similarly, materials sector returns were boosted by exposure to mining companies Inco (up over 50% on strong fundamentals and takeover bids) and Rio Tinto.

Other notable first-half contributors included office equipment maker Canon, up 25% on growth in its printer business, telecom utility BellSouth, up 36%, as it is being acquired by SBC/ATT, and Campbell Soup, up 25% on good business execution under the management team which took over a few years ago.

Avoiding companies with corporate governance issues is a central element of our investment discipline. In the first half, avoiding AIG and UnitedHealth Group notably helped benchmark-relative returns.

Returns in the consumer discretionary sector were held back by retailer Target, which saw some slowdown attributable to higher gasoline prices. Below-index returns in energy reflected the Portfolio's lack of exposure to the very strong oilfield equipment & services group.

CURRENT OUTLOOK AND POSITIONING:

Our outlook on the rest of the year is cautious. We believe that higher interest rates will have the effect of slowing the economy into next year, and anticipate a drag on consumer spending from the softening housing market, higher gasoline and fuel oil prices, and, consequently, a reduction in corporate profitability. Finally, the international situation with the recent issues surrounding Iran and North Korea remains quite unsettled. In addition, the coming November elections in the U.S. add an element of uncertainty, which the market never likes. While economic growth at the moment remains robust, we feel that investors in the quarters to come will increasingly discount a slower economy and that additional near-term advances in share prices could be quite limited.

At the end of the second quarter, portfolio sector weights were, as they typically are, generally in line with those of the S&P 500. The Portfolio remains most overweighted in the Consumer Discretionary, Materials, and Industrials sectors and most underweighted in Financials, Energy, and Information Technology.

The emphasis in the consumer discretionary sector is on media (McGraw-Hill, Reed Elsevier) and retail (Target, Nordstrom, Federated) companies. In materials, the emphasis remains on metals & mining (Rio Tinto, Inco) companies. The emphasis in the industrial sector is on industrial cyclicals (Norfolk Southern, Deere, PACCAR).

Within the financials sector, we favor regional commercial banks (National City, SunTrust, U.S. Bancorp) and capital markets companies (T. Rowe Price Group, State Street) while underweighting money center banks, insurers and real estate companies.

JOHN CAREY
WALTER HUNNEWELL
Portfolio Managers
PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Norfolk Southern Corp.      2.33%
                      ------------------------------------
                      McGraw-Hill Cos., Inc.      2.23%
                      ------------------------------------
                      Chevron Corp.               2.19%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   2.10%
                      ------------------------------------
                      Reed Elsevier NV            2.06%
                      ------------------------------------
                      Chubb Corp. (The)           1.80%
                      ------------------------------------
                      Walgreen Co.                1.68%
                      ------------------------------------
                      AT&T, Inc.                  1.65%
                      ------------------------------------
                      BellSouth Corp.             1.55%
                      ------------------------------------
                      PACCAR, Inc.                1.54%
                      ------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Basic Materials                      5.0%
Communications                      13.8%
Cyclical                            11.7%
Non-Cyclical                        19.8%
Energy                               8.0%
Financials                          18.2%
Healthcare                           0.9%
Industrials                         11.5%
Technology                           9.9%
Utilities                            1.2%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

                       PIONEER FUND PORTFOLIO MANAGED BY
          PIONEER INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                    [CHART]

                   Fund     S&P 500 Index
                   ----     -------------
6/30/1996        $10,000      $10,000
12/31/1996        10,640       11,168
12/31/1997        13,331       14,894
12/31/1998        15,758       18,703
12/31/1999        15,746       22,639
12/30/2000        19,566       20,576
6/30/2001         18,679       19,198
12/31/2001        15,067       18,130
12/31/2002        10,515       14,123
6/30/2003         11,338       15,784
12/31/2003        13,017       18,174
12/30/2004        14,465       20,152
6/30/2005         14,297       19,988
12/31/2005        15,331       21,142
3/31/2006         16,076       22,032



    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Pioneer Fund
- --  Portfolio--Class A  11.99% 12.19% -3.04%  4.82%     6.57%
    -------------------------------------------------------------
- - - S&P 500(R) Index/1/  8.63% 11.22%  2.49%  8.32%    11.14%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 12/31/1994. Index returns are based on an inception date of 12/31/1994.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE:

The Portfolio at net asset value returned 1.48% in the 6 months ended June 30, 2006, lagging the 7.0% return of its benchmark, the Russell Midcap(R) Value Index.

The Russell Midcap(R) Value Index was an above-average performer compared to the other major Russell Indices for the 1/st/ half. By May 10, the index had reached a year-to-date return of 10%, but then fell 4% in the next four weeks, bottoming on June 13, before recovering to end the half with a return of 7.0%. The index was led by the telecom services (up 26%), consumer staples
(+17%) energy (+15%), and industrials (+14%). Health care (down 2%) and information technology (-1%) were the worst performing sectors.

Supported by solid economic and employment growth, the US stock market posted a strongly positive first quarter and continued to add to those gains in the first part of the second quarter, but gave back all year-to-date gains in a sharp one-month sell-off before recovering somewhat in the final two weeks of the half. The S&P 500(R) Index finished up 2.7% for the 6 months ended June 30, 2006, the Dow Industrials gained 5.2%, and the NASDAQ finished in negative territory at -1.1%.

PORTFOLIO SPECIFICS:

Returns benefited primarily from our underweight in Utilities and our overweight in energy. In addition, several individual holdings contributed materially. Laboratory Corp. of America, whose main business is clinical laboratory tests for patient diagnosis, gained 16% due to solid fundamentals, and drilling equipment company Weatherford International was up 37% due to increased oil prices. Tractor and farm equipment maker Deere & Co. benefited from strong demand for new model introductions of its equipment and market enthusiasm for future gains associated with ethanol production from corn. We continue to like the stock because of its significant cash generation, attractive valuation and management's commitment to shareholders.

Just as it has been true in the bond markets, lower quality has outperformed higher quality over the last several months in the equity markets, a by-product of the strong economy and investor appetite for more risk. We believe a major factor negatively impacting benchmark-relative performance is the disparity in performance between what we define as high- versus low-quality businesses. The Portfolio's lower comparative returns to the benchmark reflect this disparity, in our opinion, as the benchmark contains many companies that we consider lower quality.

Portfolio returns for the 1/st/ half were hurt most by security selection in the financials, consumer discretionary, and materials sectors. Insurer UnumProvident was off due to operational issues surrounding a backlog in claims in its group-long-term disability business. The company established higher reserves for restructuring its business that caused its stock to underperform in recent months, but we believe the company has "cleared the decks" of most of this overhang and will continue to be a leader in this kind of insurance. Federated Investors, a large money manager with a focus on money market funds, was down over confusion about its treatment of fees as well as timing with the quarter's end.

The greatest individual negative impact for the period came from online travel company Expedia. Although expenditures to make longer-term profitability goals explained its weakness earlier in the year, its price declined further after first quarter profits missed estimates and chairman Barry Diller remarked that the company was in for a "rough year" due to competitive pressures. We exited the position completely and the stock subsequently declined further.

Changes to the portfolio included the addition of Regions Financial Bank. Located in the Southeast, Regions is in a growing part of the country with opportunities to generate higher returns through the integration of its recent acquisition, Union Planters. We also added Juniper Networks, which designs and sells internet and enterprise routing products. We eliminated BJ's Wholesale Club after it reached our price target, Constellation Energy due to its merger, Occidental Petroleum for its price as well as increased capitalization size, and IMS Health and American Standard to pursue better ideas.

Several holdings which grew out of our capitalization range and were eliminated such as energy firm Apache Corp., railroad Norfolk Southern, investment company Bear Stearns, and mining company Phelps Dodge. Other securities sold included Century Tel and insurer Marsh & McLennan, for better opportunities elsewhere, telecommunications firm Tellabs, offshore drilling company Ensco International and data storage device and technology company Imation, which each met our price targets, and Health Management Associates to reduce our exposure in the sector.

CURRENT OUTLOOK AND POSITIONING:

Our approach to stock selection is based on fundamental research to identify companies selling at a significant discount to their intrinsic value.

Sector weights in the portfolio are driven by bottom up stock analysis, not by the sector weightings of the benchmark. At the period's end, our largest sector overweights relative to the Russell Midcap(R) Value Index were information technology and health care. Within the health care sector our emphasis is upon emphasizing providers & service companies where we believe the demographics of an aging society should support steady growth in consumption. Our largest underweights were in financials and utilities, sectors we view as highly interest-rate sensitive and deserving of wariness given that rates in the US and globally are rising.

While we continue to adhere to our high-conviction approach in the stocks we hold, we are making two changes at the margin in the portfolio. First, we continue to upgrade the quality of our holdings in order to be ahead of the curve when lower quality retracts. The current environment allows us to skew towards even higher quality balance sheets at attractive relative values in pursuit of earnings gains, while stock price declines have kept price earnings multiples reasonably

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

attractive. Secondly, we are concentrating the portfolio somewhat more. In concert with the opportunity to upgrade, we are narrowing down the number of our holdings, moving from a range of 85-95 names to approximately 75-85 names, further increasing position sizes in the names we like the most, while eliminating marginal names. We remain committed to an overall diversified fund.

The Portfolio's focus and process of buying higher quality companies at attractive valuations will not change. We strive to own companies that have superior operating characteristics, with better-than-average growth, profitability, returns on invested capital, market position and management. Our end aim is to select those companies with favorable risk-reward ratios.

ROD WRIGHT
Portfolio Manager
PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Safeway, Inc.                        2.44%
                 ---------------------------------------------
                 Xerox Corp.                          2.42%
                 ---------------------------------------------
                 W.W. Grainger, Inc.                  2.36%
                 ---------------------------------------------
                 CIGNA Corp.                          2.30%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   2.29%
                 ---------------------------------------------
                 NCR Corp.                            2.18%
                 ---------------------------------------------
                 UST, Inc.                            2.17%
                 ---------------------------------------------
                 UnumProvident Corp.                  2.05%
                 ---------------------------------------------
                 Molson Coors Brewing Co.--Class B    1.88%
                 ---------------------------------------------
                 PMI Group, Inc. (The)                1.80%
                 ---------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                          5.6%
Cyclical                               10.5%
Non-Cyclical                           14.7%
Energy                                  6.9%
Financials                             26.4%
Industrials                            10.4%
Basic Materials                         7.4%
Utilities                               8.6%
Technology                              9.5%

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                  PIONEER MID-CAP VALUE PORTFOLIO MANAGED BY
   PIONEER INVESTMENT MANAGEMENT, INC. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]


                       Russell Mid-Cap
              Fund       Value Index
              ----     ---------------
  5/1/2005  $10,000        $10,000
 6/30/2005   10,620         10,754
 9/30/2005   10,799         10,754
12/31/2005   10,983         11,481
 3/31/2006   11,503         12,356
 6/30/2006   11,146         12,287


    ----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 6/30/06)
    ----------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ----------------------------------------------------------------
    Pioneer Mid-Cap Value
- --  Portfolio--Class A                4.96%          9.77%
    ----------------------------------------------------------------
- - - Russell Midcap(R) Value Index/1/ 14.25%         19.31%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell Midcap(R) Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                                                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE

For the six-month period ended June 30, 2006, the Portfolio's Class A shares returned 6.52% (net of fees) versus 8.21% for its benchmark, the Russell 2000 Index(R), and 6.32% for the Russell 2500(TM) Index. U.S. equity markets advanced substantially in the first quarter, stringing together three months of significant rallies and dips. Encouraging economic indicators sometimes caused markets to advance and sometimes raised investors' fears that economic strength would lead to inflation and a continuation of the Federal Reserve Board's (Fed) series of interest rate increases. Conversely the second quarter was a challenging one for U.S. equity markets, as concerns about the long-term effects of continuing interest-rate increases by the Fed, under its new leader Ben Bernanke, took a toll.

Excellent stock selection in the metals industry (Steel Dynamics, A.K. Steel Holdings) made the basic materials sector the Portfolio's largest relative contributor. Our overweight position in Steel Dynamics, which owns and operates a flat-rolled steel mini-mill, proved to be the portfolio's leading individual contributor to performance, as shares of the firm surged 85 percent higher during the first half of the year. The stock initially jumped late in January after the firm posted higher-than-expected fourth-quarter earnings results. The company also benefited late in the first quarter from favorable investor sentiment on an expected modest rise in steel prices, and again late in the first half on steel stocks turning positive, as a stock market surge pointed to higher construction spending. A second steel company, A.K. Steel Holdings, was also among the Portfolio's leading contributors to results. A.K. Steel also benefited from better-than-expected earnings early in the period after reporting a narrower fourth-quarter loss on a year-over-year basis. The stock again surged early in March after a published report reported that it was in discussions with a larger U.S. steel company regarding a possible acquisition.

Select positions in machinery (Terex) and trucks & parts (Autoliv) coupled with our avoidance of the container industry, helped relative performance in the capital goods sector. Shares of Terex, a diversified global manufacturer, were up 66 percent during the period, driven initially by the January announcement of an organizational realignment to streamline operations and improve customer service. The company posted record revenues of $6.4B for 2005 due to strong demand and beat Wall Street's first-quarter expectations when it reported that quarterly profits more than doubled on improved cash management. Our overweight in automobile safety system manufacturer Autoliv also proved favorable, as its stock traded higher on favorable investor sentiment following quarterly earnings results that showed a strong rise in margins.

Select holdings in technology also benefited returns. Within the technology sector, positive selection due to our positions in Citrix Systems (software) and Brocade Communications Systems (computers) accounted for most of the sector's outperformance.

Communications services was the Portfolio's largest relative detractor in sector terms, owing to unfavorable selection. In particular, our overweight allocation to EarthLink hurt results. Shares of the Internet service provider traded down mainly during the first quarter of 2006, due largely to unfavorable investor sentiment following the firm's 2006 forecast. The firm announced that it expects its subscriber count to remain level with its 2005 year-end numbers, mainly because of a decline in premium narrowband subscriptions.

Within financials, select positions in banking (Corus Bankshares) and real estate (Mills Corporation) hindered performance. Corus Bankshares, a bank holding company for Corus Bank, proved to be the leading detractor in financials during the period. The stock fell due to profit-taking, as investors looked to lock in gains following a strong run-up in April. Shares of Mills Corporation, which develops strip malls, fell on concerns over accounting irregularities, as the firm announced it would restate financial statements from 2000 through the first three quarters of 2005. Mills also announced that the SEC had begun a formal investigation into the company.

OUTLOOK: U.S. EQUITY MARKETS

Over the next several months, our asset-allocation specialists anticipate that returns from U.S. stocks will be more competitive with international markets based on the robust health of the U.S. corporate sector. The odds of solid relative performance seem particularly good for companies having attractive growth and profitability characteristics and below-market valuations.

PORTFOLIO STRATEGY

The Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the Portfolio with a 12- to 18-month time horizon and have positioned it for a gradual economic recovery.

The technology sector is now our largest overweight relative to the benchmark (+4.6%). Within the sector, the bulk of our overweight is in software (Citrix Systems, BMC Software, MicroStrategy) and computers (Brocade Communication Systems, Emulex).

The basic materials sector (+2.6%) remains the Portfolio's second-largest overweight, followed by financials (+2.5%). Our overweight in the basic materials sector is focused in the metals industry (Steel Dynamics, Quanex, A.K. Steel Holding). Within the financial sector, we hold overweight positions in insurance (AmerUs Group, HCC Insurance, W.R. Berkley) and consumer finance (Accredited Home Lenders Holding, CompuCredit).

Our greatest sector underweights versus the benchmark are utilities (-4.5%) and capital goods (-3.8%). The Portfolio is underweight electric utilities and natural gas in utilities and underweight the machinery and manufacturing industries in the capital goods sector.

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

TEAM MANAGED
PUTNAM INVESTMENT MANAGEMENT, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Citrix Systems, Inc.                   2.55%
                -----------------------------------------------
                BMC Software, Inc.                     2.45%
                -----------------------------------------------
                Steel Dynamics, Inc.                   2.42%
                -----------------------------------------------
                Autoliv, Inc.                          2.19%
                -----------------------------------------------
                Manor Care, Inc.                       2.06%
                -----------------------------------------------
                Emulex Corp.                           2.03%
                -----------------------------------------------
                W.R. Berkley Corp.                     2.01%
                -----------------------------------------------
                MicroStrategy, Inc.                    1.97%
                -----------------------------------------------
                Brocade Communications Systems, Inc.   1.96%
                -----------------------------------------------
                AmerUs Group Co.                       1.89%
                -----------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                                                      4.7%
Cyclical                                                           16.3%
Non-Cyclical                                                       18.5%
Registered Investment Company                                       2.1%
Energy                                                              5.5%
Financials                                                         24.4%
Industrials                                                         6.5%
Technology                                                         15.7%
Utilities                                                           0.3%
Basic Materials                                                     6.0%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
  PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL
                               2500/TM/ INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

   Date             Fund       Russell 2000      Russell 2500
- ----------        -------      ------------      ------------
  5/1/1996        $10,000        $10,000            $10,000
 6/30/1996          9,977          9,967             10,416
 9/30/1996         10,149         10,001             10,650
12/31/1996         10,859         10,521             11,244
 3/31/1997         10,083          9,977             10,867
 6/30/1997         11,623         11,594             12,509
 9/30/1997         13,363         13,320             14,304
12/31/1997         13,128         12,873             13,982
 3/31/1998         14,730         14,168             15,415
 6/30/1998         13,746         13,508             14,772
 9/30/1998         10,791         10,786             11,955
12/31/1998         12,419         12,545             14,036
 3/31/1999         11,828         11,865             13,370
 6/30/1999         13,165         13,711             15,563
 9/30/1999         13,285         12,844             14,559
12/31/1999         17,953         15,213             17,423
 3/31/2000         19,471         16,290             19,183
 6/30/2000         18,097         15,674             18,415
 9/30/2000         18,484         15,848             18,857
12/31/2000         16,058         14,753             18,167
 3/31/2001         13,599         13,792             16,592
 6/30/2001         15,845         15,763             18,865
 9/30/2001         12,201         12,486             15,319
12/31/2001         14,706         15,119             18,390
 3/31/2002         15,232         15,721             19,078
 6/30/2002         13,654         14,408             17,431
 9/30/2002         11,112         11,325             14,177
12/31/2002         11,612         12,023             15,118
 3/31/2003         10,559         11,483             14,500
 6/30/2003         12,652         14,172             17,677
 9/30/2003         13,329         15,459             19,224
12/31/2003         14,947         17,704             21,998
 3/31/2004         15,587         18,812             23,293
 6/30/2004         15,826         18,900             23,372
 9/30/2004         15,612         18,360             22,783
12/31/2004         17,718         20,947             26,023
 3/31/2005         17,266         19,828             25,206
 6/30/2005         17,793         20,685             26,345
 9/30/2005         18,958         21,655             27,634
12/31/2005         19,502         21,899             28,134
 3/31/2006         21,640         24,952             31,268
 6/30/2006         20,774         23,700             29,911




    -------------------------------------------------------------------
                                       Average Annual Return
                                 (for the period ended 6/30/06)/3/
    -------------------------------------------------------------------
                                                              Since
                              1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
- --  Portfolio--Class A        16.76% 17.98% 5.57%   7.61%     7.46%
    Class B                   16.40% 17.66% 5.30%      --     8.64%
    -------------------------------------------------------------------
- - - Russell 2000(R) Index/1/  14.58% 18.70% 8.50%   9.05%     8.86%
    -------------------------------------------------------------------
- --  Russell 2500/TM/ Index/2/ 13.53% 19.16% 9.65%  11.13%    10.89%
    -------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had an approximate market capitalization of $2.0 billion and a smallest of $218.4 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500/TM/ Index is an unmanaged index which measures the performance of 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.2 billion; the median market capitalization was approximately $814.6 million. The largest company in the Index had an approximate market capitalization of $4.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MANAGEMENT'S PERFORMANCE REVIEW

For the six months ending in June, 2006, the Portfolio, Class A Shares decreased by 5.87%. The Portfolio underperformed its primary benchmark, the S&P 500(R) Index, which increased by 2.71%.

MARKET ENVIRONMENT

This period consisted of two contrasting periods. During the first, which lasted from January until early May, technology stocks did reasonably well, as did the RCM Global Technology Portfolio. Investors anticipated that the economy would have a slowing period and that the US Federal Reserve would soon be able to stop raising interest rates. Capital spending seemed about to reaccelerate and lead the economy. But after early May, technology stocks began a period where they significantly underperformed the broad market. There were many issues that affected the technology sector, but one of the greatest reasons for the underperformance was the Fed's comments about interest rates and inflation in mid-May. The concern that interest rates would continue to be raised past the point of slowing the economy, until inflation slowed significantly, led many investors to fear that the Fed might go too far and throw the US economy into a recession in 2007. At the least, the level of interest rates would be somewhat higher than most investors were hoping for before that announcement. As a result, many of the risky assets were sold aggressively, and technology stocks underperformed the broad market. In addition, concerns about improper options pricing also hurt technology stocks. Investors sold risk: stocks with higher valuations, smaller capitalizations, and any concern about options pricing issues significantly underperformed the Index. The Portfolio was positioned for a continued growth in the economy and holds stocks with higher growth prospects than most companies, but these stocks also have somewhat higher valuations and were caught in the downdraft of all technology stocks in May and June. As a result, the Portfolio underperformed.

PORTFOLIO REVIEW

The largest negative contributors to performance were several of the Portfolio's holdings that reported earnings or orders that were not as good as hoped for, such as Red Hat Inc., eBay Inc., and Cerner Corp. Companies with earnings more skewed to the future or exposed to concerns about options pricing were also impacted. The Portfolio also had a company whose drug was not approved, Neurocrine, that has since sold, but that performed poorly during the period.

On the positive side, the Portfolio gained from those companies that seem to be doing well despite the environment, and we have tried to buy more of that type of stock. Examples include internet advertising stocks such as the outsourcing companies Cognizant Technology Solutions and Amdocs Ltd. The Portfolio also benefited from several Chinese technology holdings such as Tencent Holdings and Ctrip.com, where concerns about the US Fed's actions were less relevant.

OUTLOOK

We have been reducing the Portfolio's holdings in companies with economic sensitivity, since it seems that investors may continue to sell these stocks until they report some slowing in their businesses. We have also eliminated companies from the Portfolio that are exposed to the slowing mobile market but have not yet suggested a slowdown, in addition to companies where we believe fundamentals are deteriorating.

Within the Portfolio we have been reducing our holdings in those companies with economic sensitivity, since it seems that investors may continue to sell these stocks until they report some slowing in their businesses. Additionally, we have sold others that are exposed to the slowing mobile market but have not yet suggested a slowdown. We are buying some stocks that seem to be expecting the slowdown in their prices such as those in the semi area, where that sector has significantly underperformed already. We remain optimistic about technology spending for the next few years, but think that investors will be reluctant to buy these stocks until they have discounted and preferably discussed a slowdown in their businesses. We are trying to select those companies that we believe will be minimally affected such as Google or Yahoo, or where analysts are already forecasting mediocre results.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


- ------------------------------------------------------------------------------
                                      104

- ------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                          Percent of
            Description                                   Net Assets
            --------------------------------------------------------
            Google, Inc.--Class A                           5.90%
            --------------------------------------------------------
            Amdocs, Ltd.                                    4.77%
            --------------------------------------------------------
            Red Hat, Inc.                                   4.44%
            --------------------------------------------------------
            Comverse Technology, Inc.                       3.78%
            --------------------------------------------------------
            Cognizant Technology Solutions Corp.--Class A   3.52%
            --------------------------------------------------------
            Cisco Systems, Inc.                             3.32%
            --------------------------------------------------------
            Tencent Holdings, Ltd.                          3.13%
            --------------------------------------------------------
            Chartered Semiconductor Manufacturing, Ltd.     2.86%
            --------------------------------------------------------
            Ciena Corp.                                     2.68%
            --------------------------------------------------------
            Nintendo Co., Ltd.                              2.64%
            --------------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                  [CHART]

Communications              38.4%
Technology                  37.5%
Energy                       9.4%
Non-Cyclical                 5.1%
Cyclical                     4.3%
Financial                    3.8%
Industrials                  1.5%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                  RCM GLOBAL TECHNOLOGY PORTFOLIO MANAGED BY
RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/1/ AND S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

    Date            Fund        NASDAQ      S&P 500
  ---------        -------     -------      -------
  2/12/2001        $10,000     $10,000      $10,000
  3/31/2001          7,070       6,650        8,512
  6/30/2001          7,590       7,817        9,010
  9/30/2001          4,210       5,466        7,687
 12/31/2001          6,160       7,120        8,509
  3/31/2002          5,880       6,747        8,533
  6/30/2002          3,850       5,356        7,389
  9/30/2002          2,510       4,297        6,113
 12/31/2002          3,040       4,903        6,628
  3/31/2003          3,070       4,935        6,420
  6/30/2003          3,730       5,977        7,408
  9/30/2003          4,250       6,588        7,605
 12/31/2003          4,790       7,401        8,531
  3/31/2004          4,870       7,375        8,675
  6/30/2004          4,740       7,581        8,824
  9/30/2004          3,971       7,033        8,659
 12/31/2004          4,584       8,078        9,458
  3/31/2005          4,184       7,436        9,255
  6/30/2005          4,374       7,664        9,382
  9/30/2005          4,865       8,030        9,720
 12/31/2005          5,089       8,249        9,923
  3/31/2006          5,462       8,775       10,341
  6/30/2006          4,787       8,160       10,192



    -------------------------------------------------------------------
                                       Average Annual Return/3/
                                    (for the period ended 6/30/06)
    -------------------------------------------------------------------
                                1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A          9.81%   8.92% -8.61%       -9.38%
- --        Class B               9.44%   8.67% -8.81%      -12.80%
          Class E               9.64%   8.72%     --       -1.84%
    -------------------------------------------------------------------
    NASDAQ Composite
- - - Index/1/                    6.48%  10.94%  0.87%       -3.69%
    -------------------------------------------------------------------
- --  S&P 500(R) Index/2/         8.63%  11.22%  2.49%        0.35%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

The Adviser for the Portfolio changed in January 2005. The Portfolio changed its name effective May 1, 2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PORTFOLIO

During the first six months of 2006, the Portfolio appreciated by 5.80%, compared to increases of 2.71%, 8.21%, and 10.44% for the S&P 500(R)/1/, Russell 2000(R)/2/, and Russell 2000(R) Value Indices, respectively. The positive absolute performance during the period was driven by meaningful appreciation from various holdings, including Maverick Tube Corp. (up 59%), CommScope (up 56%), Trammell Crow (up 37%), Forest City Enterprises (up 32%), and Jones Lang LaSalle (up 74%). These positive contributions to performance were partially offset by declines in other holdings, including The St. Joe Company (down 31%), Superior Industries (down 18%), Electro Scientific Industries (down 26%), Handleman Company (down 34%), and Alexander and Baldwin (down 18%). In each case, we remain comfortable with the financial position and long-term outlook of the company.

During the six months ended June 30, 2006, we acquired eight new positions and eliminated five positions, increasing the number of holdings in the Portfolio to 83. We continued to focus on individual opportunities in various industries that met our "Safe and Cheap/3/" investment criteria. One new position acquired during the period was Vail Resorts, Inc. common stock. Vail Resorts owns and operates five ski resorts, including Vail, Beaver Creek, Breckenridge and Keystone in Colorado, plus Heavenly Valley in California/Nevada. The company also owns and operates over 800 hotel rooms and six golf course resorts as of this writing. Additionally, the company manages approximately 3,800 hotel and condominium rooms in seven states. Vail has extensive real estate holdings at its resorts in Colorado and in Teton County, Wyoming. Vail has significantly strengthened its balance sheet over the past two years, through the sale of non-core assets and retention of its substantial free cash flow. By applying market multiples to the company's ski resort and hotel operations, it appeared that the market price for Vail common stock placed very little value on the company's future real estate developments. We acquired Vail common stock at a substantial discount to our estimate of net asset value.

Positions in Kearny Financial Corp., Rockville Financial, and Wauwatosa Holdings were established as part of a recently initiated program of purchasing the common stocks of a basket of well-financed thrifts whose most common characteristic is their genesis as Mutual Holding Companies. Mutual Holding Companies ("MHCs"), a once common form of ownership in the thrift industry in which depositors contribute the initial capital to and own the thrift, become "stock" companies when ownership of the company transfers from depositors to outside shareholders via the conversion process that coincides with a public offering. Though often not particularly liquid, shares of partially converted MHCs, such as the ones purchased by the Portfolio, can be attractive--assuming a second step conversion--in as much as they are: i) generally overlooked by Wall Street analysts; ii) traded at meaningful discounts to underlying Net Asset Values ("NAVs"); and iii) connected to overcapitalized institutions.

Three positions eliminated during the first six months of 2006 were involved in "resource conversions" (I.E., going private or selling to a strategic buyer). A cash offer was made by NutriAsia Pacific Ltd. for the outstanding shares of Del Monte Pacific Ltd. and we tendered the Portfolio's holding, thereby eliminating its position. The tender price at which the offer took place produced a mildly satisfactory return on our investment. The Portfolio's position in GEAC Computer Corp. ("GEAC"), a Canadian software concern, was eliminated as GEAC entered into an agreement to go private in a cash transaction, while our position in Scientific-Atlanta, Inc. was eliminated when Cisco Systems, Inc. acquired the company for $43 per share in cash. In these two cases, the transactions took place at prices that represented significant premiums to our cost.

OUR ENERGY INVESTMENTS: WHERE TO FROM HERE?

The recent startling news that Bolivian President Evo Morales had ordered his army to seize that country's natural gas fields--effectively nationalizing the energy industry--not only caused a stir in already skittish commodities markets, but also capped a long series of equally troubling developments occurring in other energy rich countries with similarly dark implications for the stability of global energy supplies.

The news out of Bolivia also coincided with several quarterly earnings announcements from the Portfolio's holdings in the oil and gas sector, and heightened interest about our energy investment thesis that, taken together, have prompted us to more closely assess these investments, and where we might go from here. At June 30, 2006, roughly 17% of the Portfolio's assets were invested in energy-related companies.

If one can count unrealized appreciation as success, then we can count some measure of success in this area. To date, the Portfolio's positions have contributed a significant amount in unrealized appreciation. With surging commodity prices in the past two years, this group of companies/4/ clearly has enjoyed the wind at its back. However, the Exploration and Production ("E&P") companies, in particular, have reported alarming trends with respect to the cost side of their businesses as average production per well sags, labor markets and rig


- --------
/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had an approximate market capitalization of $2.0 billion and a smallest of 218.4 million.

/3/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/4/Includes E&P companies: Comstock Resources, Pogo Producing, St. Mary Land, and Whiting Petroleum; and services/materials companies: Maverick Tube, Tidewater, and Willbros.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


availability continue to tighten, and rig utilization and day rates spiral upward. Almost without exception, "cost inflation" has exploded across the oil patch, and now stands as the biggest threat to profit margins and to returns on the capital employed by E&P companies, including the ones owned by the Portfolio. Might the specter of margin compression and deteriorating profitability associated with these higher costs create weakness in the companies' share prices, implying the Portfolio would give back some of its unrealized appreciation? The short answer is "perhaps."

However, it appears that sufficient conditions for a sale of these securities--as defined by Third Avenue Management--do not yet exist:

  . The shares, as a whole, do not appear to be grossly overpriced relative to asset values, or earning and cash generation ability. In most cases, the shares continue to trade at discounts to Third Avenue's estimates of Net Asset Values. Paradoxically perhaps, asset values, as viewed through the lens of merger and acquisition activity, continue to climb, despite the near-term pressure on earnings;

  . The businesses are not permanently impaired, nor is the cost inflation, as we view it today, likely to PERMANENTLY damage the businesses. Were commodity prices to undergo a sustained period of softness, E&P companies would likely pull back on their capital expenditures, mitigating or reversing, to some degree and with some lag, the adverse cost trends;

  . Managements, for the most part, have not dissipated their company's resources (E.G., leveraging a balance sheet for a bad acquisition);

  . Not insignificantly, the vast majority of the oil and gas reserves owned by companies in the Portfolio reside within North America. While relatively high cost, those reserves come with the very meaningful advantage of security, which is not true for a large chunk of the world's reserves and production.

The most we can say at this juncture is that the E&P business may be retreating from a period marked by unsustainably high profitability--a period that made oil and gas exploration and production an obscenely good business--to a period of more modest profitability. At Third Avenue, we are lousy at market outlooks, and we pay scant attention to how stock prices might, or might not, behave in future periods. We, thus, find ourselves distinctly out of step with those pundits and observers who believe that current conditions in the E&P business foreshadow a decline in common stock prices, and are, therefore, to be avoided. We do spend an extraordinary amount of time, however, trying to minimize the investment or business risk around a particular company and its securities. In this vein, it is highly probable that we will continue to sit with, and perhaps add to, what are, in our opinion, well-financed, under-valued and increasingly scarce assets, even as the near-term economic prospects of those assets might be softening.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Pogo Producing Co.                        2.93%
               --------------------------------------------------
               Cimarex Energy Co.                        2.80%
               --------------------------------------------------
               Maverick Tube Corp.                       2.78%
               --------------------------------------------------
               Superior Industries International, Inc.   2.58%
               --------------------------------------------------
               Comstock Resources, Inc.                  2.19%
               --------------------------------------------------
               Whiting Petroleum Corp.                   2.18%
               --------------------------------------------------
               Canfor Corp.                              2.14%
               --------------------------------------------------
               Bandag, Inc.                              2.01%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           1.99%
               --------------------------------------------------
               Leapfrog Enterprises, Inc.                1.79%
               --------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                              [CHART]

Communications               7.5%
Cyclical                    22.0%
Non-Cyclical                 3.0%
Diversified                  1.1%
Energy                      21.5%
Financials                  22.2%
Industrials                 11.6%
Technology                   5.4%
Basic Materials              5.7%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
        THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]
                                 Russell
                    Fund       2000 Value
                  -------      -----------
  5/1/2002        $10,000       $10,000
 6/30/2002          9,240         9,455
 9/30/2002          7,380         7,442
12/31/2002          8,322         7,808
 3/31/2003          8,040         7,412
 6/30/2003          9,506         9,096
 9/30/2003         10,490         9,799
12/31/2003         11,777        11,403
 3/31/2004         12,690        12,192
 6/30/2004         13,186        12,295
 9/30/2004         13,429        12,314
12/31/2004         14,933        13,940
 3/31/2005         15,183        13,385
 6/30/2005         15,805        14,065
 9/30/2005         16,885        14,500
12/31/2005         17,295        14,595
 3/31/2006         18,732        16,567
 6/30/2006         18,298        16,120



    --------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the period ended 6/30/06)
    --------------------------------------------------------------
    --------------------------------------------------------------
                                                        Since
                                   1 year   3 Year   Inception/3/
    --------------------------------------------------------------
    Third Avenue Small Cap Value
- --  Portfolio--Class A             15.77%   24.40%     15.61%
    Class B                        15.43%   24.09%     15.36%
    --------------------------------------------------------------
- - - Russell 2000(R) Value Index/1/ 14.61%   21.01%     12.14%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE

The Portfolio Class B returned 0.86%* versus the Russell Midcap(R) Growth Index (2.56%) and the Lipper Mid-Cap Growth Fund Index (4.40%) in the first half of 2006. Stock selections in the information technology sector and among industrials and business services companies were the most significant detractors from relative performance. Stock selection in the consumer discretionary and energy sectors boosted relative returns.

MARKET ENVIRONMENT

Investors seem to be taking notice of the risks to the market--moderation in economic growth, continued high commodity prices and global interest rate increases, all with a dramatic decline in risk premiums in recent years. As a result, the second quarter witnessed a behavioral shift from risk-seeking to risk-aversion. Traditional growth sectors like consumer discretionary, health care, and information technology fared poorly in the second quarter and in the first half.

Cyclical and commodity-oriented stocks led the market in the first quarter and the early part of the second quarter. The continuation of Fed rate increases and the kindling of inflation fears then sent the U.S. equity market tumbling following the FOMC's May 10/th/ meeting. However, the Fed's language from its June 29/th/ meeting--suggesting a near end to its recent tightening campaign--led to a rally at the end of the quarter, with growth stocks participating.

PORTFOLIO REVIEW

Weak stock selection in electronic equipment and instruments, computers and peripherals, and Internet software and services all weighed on relative performance in the information technology sector. Further dampening the sector were investigations by the SEC and the Department of Justice into the practices of technology companies in granting stock options to executives. Our positions in Jabil Circuit, CNET Networks, and Juniper Networks were notable detractors (relative and absolute) in the period for these and other company-specific reasons.

Within industrials and business services, weak stock selection in the air freight and logistics industry and among machinery companies sapped relative performance. JetBlue Airways and Southwest Airlines were key detractors.

Holdings in the consumer discretionary sector produced the largest boost to relative performance, on the strength of stock selection in household durables and media. Positions in Garmin, Best Buy, Wynn Resorts, and Lamar Advertising were notable gainers. Garmin, a maker of handheld Global Positioning System devices, has performed well as positioning technology continues to penetrate the consumer market and the company continues to exceed estimates.

Stock selection in energy equipment and services companies benefited relative results within the energy sector. We maintain our positive view on the energy sector, believing that the long-term demand for energy far outweighs supply. Our sector weighting is similar to that of the index.

OUTLOOK

While the economy will likely soften from its rapid pace in recent years, growth should remain solid. Valuations are reasonable and the market's recent weakness provided us with opportunities to further upgrade the Portfolio.

It is not yet clear if the turn to large-caps has occurred. Edging one's investment program toward larger-capitalization companies makes sense today, but we still believe that there is a place for mid-caps within one's portfolio.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

*Source: State Street Bank. Past performance cannot guarantee future results.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Roper Industries, Inc.             1.58%
                  -------------------------------------------
                  BJ Services Co.                    1.51%
                  -------------------------------------------
                  Crown Castle International Corp.   1.40%
                  -------------------------------------------
                  Rockwell Collins, Inc.             1.36%
                  -------------------------------------------
                  EOG Resources, Inc.                1.35%
                  -------------------------------------------
                  Smith International, Inc.          1.28%
                  -------------------------------------------
                  Lamar Advertising Co.--Class A     1.25%
                  -------------------------------------------
                  Cephalon, Inc.                     1.22%
                  -------------------------------------------
                  Manpower, Inc.                     1.21%
                  -------------------------------------------
                  FMC Technologies, Inc.             1.20%
                  -------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                           16.9%
Cyclical                                 11.5%
Non-Cyclical                             23.2%
Energy                                   10.7%
Financials                                6.1%
Industrials                              15.2%
Technology                               15.3%
Basic Materials                           1.1%


- ------------------------------------------------------------------------------
                                      110

- ------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
     T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                 Russell
                                 Mid Cap
   Date             Fund          Growth
- ----------        -------        -------
 2/12/2001        $10,000        $10,000
 3/31/2001          7,950          7,729
 6/30/2001          9,500          8,980
 9/30/2001          6,570          6,483
12/31/2001          8,340          8,238
 3/31/2002          7,701          8,092
 6/30/2002          5,340          6,614
 9/30/2002          4,350          5,478
12/31/2002          4,668          5,981
 3/31/2003          4,577          5,979
 6/30/2003          5,463          7,101
 9/30/2003          5,684          7,609
12/31/2003          6,378          8,535
 3/31/2004          6,589          8,947
 6/30/2004          6,851          9,041
 9/30/2004          6,700          8,649
12/31/2004          7,515          9,855
 3/31/2005          7,343          9,691
 6/30/2005          7,645         10,023
 9/30/2005          8,259         10,680
12/31/2005          8,613         11,047
 3/31/2006          9,138         11,047
 6/30/2006          8,688         11,047



    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/06)
    -----------------------------------------------------------
    -----------------------------------------------------------
                                                      Since
                              1 year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------
    T. Rowe Price Mid-Cap
    Growth Portfolio--Class A 14.01% 17.10% -1.50%   -1.94%
- --  Class B                   13.64% 16.73% -1.77%   -2.58%
    Class E                   13.70% 16.88%     --    3.57%
    -----------------------------------------------------------
    Russell Midcap(R) Growth
- - - Index/1/                  13.04% 16.86%  4.76%    0.71%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET REVIEW

For the first half of 2006 the Portfolio Class A gained 4.13% versus a 2.56% increase in the Russell Midcap(R) Growth Index. The market, as represented by the S&P 500, lost 1.44% during the second quarter, lowering its year-to-date performance to 2.71%.

After a very strong first quarter, the equity markets gave ground during the second quarter due largely to concerns that continued Fed tightening would lead to lower economic growth. During the second quarter, the Federal Reserve raised rates for the 16/th/ and 17/th/ times since June 2004. The apparent fear among investors is that rising rates and accelerating inflation will stifle economic growth, which would in turn likely hurt corporate profits and stocks.

PORTFOLIO REVIEW

For the six-month period ending June 30, 2006, stock selection was strongest in the producer durables, consumer staples, and financial sectors while holdings in healthcare and autos and transportation detracted from performance. Overall, seven of the portfolio's ten sector positions beat their corresponding index sectors.

Growth-oriented holdings in the producer durables, consumer staples, and financial sectors, a 22% weighting contributed the most to performance. Semiconductor-capital-equipment, industrial-equipment, food-processing, beverage, and food-retailing shares brokerage, real-estate, investment-exchange, and diversified financial-services performed best.

The greatest detractors from performance were healthcare and autos and transportation stocks, which amounted to a 19% weighting. Biotechnology, pharmaceutical, medical-instrument, air freight/couriers, and railroad transportation share recorded significant losses.

For our part, our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

OUTLOOK

From our bottom-up perspective (which focuses on the business fundamentals of individual companies, not economic trends), we see a healthy rate of earnings growth continuing, a synchronized global economic expansion, and productivity gains keeping inflation low--all of which should be good for stocks. In our estimation, if the market has a safety net now, it's the skepticism of a large number of investors. We think the earnings outlook is especially promising: the companies in the Russell Midcap Growth Index are expected to increase their earnings per share by 18.6% over the next 12 months, according to a consensus of Wall Street analysts (whose earnings estimates have tended to be conservative in recent years).

Looking ahead, the market is likely to wait and see if the Fed is finally done boosting rates before making any sustained move upward. On the plus side, four catalysts have been helping to support the market, and may power any future rally. First, corporate earnings remain strong. Companies will begin reporting their earnings for the second quarter this month, and Wall Street analysts expect operating earnings to rise by a double-digit percentage for the 12/th/ consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies' prospects and the return potential of their companies' shares.

TEAM MANAGED

THE PORTFOLIO IS MANAGED BY A COMMITTEE COMPOSED OF CHRISTOPHER K. MCHUGH, BILL MCVAIL, CFA, AND ROBERT E. TURNER, CFA. MR. MCHUGH, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, CO-FOUNDED TURNER IN 1990 AND IS THE PORTFOLIO'S LEAD MANAGER. MR. MCVAIL, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, JOINED TURNER IN 1998. MR. TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--GROWTH EQUITIES, CO-FOUNDED TURNER IN 1990.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                        Percent of
              Description                               Net Assets
              ----------------------------------------------------
              International Game Technology               2.17%
              ----------------------------------------------------
              NII Holdings, Inc.                          2.03%
              ----------------------------------------------------
              Starwood Hotels & Resorts Worldwide, Inc.   1.94%
              ----------------------------------------------------
              Quest Diagnostics, Inc.                     1.91%
              ----------------------------------------------------
              Coach, Inc.                                 1.83%
              ----------------------------------------------------
              Akamai Technologies, Inc.                   1.49%
              ----------------------------------------------------
              Hansen Natural Corp.                        1.47%
              ----------------------------------------------------
              Whole Foods Market, Inc.                    1.47%
              ----------------------------------------------------
              Precision Castparts Corp.                   1.42%
              ----------------------------------------------------
              AMETEK, Inc.                                1.40%
              ----------------------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Technology                           19.8%
Non-cyclical                         18.7%
Cyclical                             17.6%
Industrials                          16.4%
Financials                            9.6%
Energy                                7.7%
Basic Materials                       5.2%
Communications                        5.0%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
    TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                 Russell
                                 Mid Cap
   Date             Fund       Growth Index
- ----------        -------      ------------
 4/30/2004        $10,000        $10,000
 6/30/2004         10,410         10,399
 9/30/2004          9,700          9,949
12/31/2004         11,230         11,336
 3/31/2005         10,960         11,146
 6/30/2005         11,341         11,529
 9/30/2005         12,131         12,284
12/31/2005         12,535         12,706
 3/31/2006         14,013         13,673
 6/30/2006         13,053         13,032




    -----------------------------------------------------------------
                                      Average Annual Return/2/
                                      (for the period ended 6/30/06)
    -----------------------------------------------------------------
                                      1 Year    Since Inception/3/
    -----------------------------------------------------------------
    Turner Mid-Cap Growth
- --  Portfolio--Class A                15.10%         13.08%
          Class B                     14.96%         12.88%
    -----------------------------------------------------------------
- - - Russell Midcap(R) Growth Index/1/ 13.04%         13.00%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET CONDITIONS

During the six-month period ended June 30, 2006, conditions in the stock market exhibited a pronounced shift. The relatively tame volatility of the past few years gave way to an increasingly turbulent environment, as investors' uncertainties about rising inflation and a slowing economy intensified. Exceptionally strong gross domestic product growth in the first quarter of 2006 coupled with lofty commodity prices fueled speculation that the Federal Open Market Committee (the "Fed') would continue to raise the federal funds target rate. With consumer spending and housing data beginning to decelerate, investors increasingly acknowledged the possibility that the Fed could overshoot its target and potentially stifle economic growth. This declining sentiment led to a market correction in the final months of the period, despite generally healthy corporate profits and decent earnings growth. Against this backdrop, large-cap value stocks (in which the Portfolio primarily invests) held their ground better than their large-cap growth counterparts. As measured by the S&P 500(R) Index, the broad market's best performing sectors were telecommunication services, energy, and industrials, while information technology was the weakest performing sector.

PERFORMANCE ANALYSIS

For the six-month period ended June 30, 2006, the Portfolio's Class A shares returned 3.78 percent and B shares returned 3.68 percent. In comparison, the benchmark S&P 500 Index returned 2.71 percent for the same period. Relative to the benchmark, the largest positive contributor to the Portfolio's outperformance was in the health care sector. Our stock selection in large-cap pharmaceuticals proved advantageous, as favorable patent news and declining litigation risks helped bolster the group's valuations during the period. The Portfolio also benefited from a significant underweight relative to the S&P 500 Index in the languishing information technology sector. Consumer discretionary holdings added to relative gains, due to the improved performance of select media stocks. In contrast, the Portfolio was hampered by its considerable underweights in the energy and industrials sectors. Although these sectors have remained in investors' favor for some time, we believe the expensive valuations and unattractive risk-reward profiles of many energy and industrials stocks do not meet our strict investment criteria.

MANAGEMENT STRATEGY

At its current valuation levels, the stock market has not presented many new investment opportunities lately. Nonetheless, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The Portfolio's positioning has remained largely unchanged since we assumed management in May 2005. Accordingly, resulting from our bottom-up stock selection process, the Portfolio's most significant underweights relative to the S&P 500(R) Index were in energy, industrials, and information technology, while health care (primarily pharmaceuticals stocks) and telecommunication services were relative overweights.
PORTFOLIO MANAGEMENT

The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    AT&T, Inc.                     4.42%
                    ---------------------------------------
                    GlaxoSmithKline Plc (ADR)      4.07%
                    ---------------------------------------
                    International Paper Co.        3.79%
                    ---------------------------------------
                    Freddie Mac                    3.71%
                    ---------------------------------------
                    Verizon Communications, Inc.   3.67%
                    ---------------------------------------
                    Bristol-Myers Squibb Co.       3.41%
                    ---------------------------------------
                    Bank of America Corp.          3.36%
                    ---------------------------------------
                    Citigroup, Inc.                3.31%
                    ---------------------------------------
                    Alcoa, Inc.                    2.59%
                    ---------------------------------------
                    Wells Fargo & Co.              2.42%
                    ---------------------------------------

- ------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Financials                                    27.1%
Health Care                                   18.7%
Consumer Discretionary                        14.5%
Telecommunication Services                    11.4%
Materials                                     10.0%
Consumer Staples                               9.6%
Information Technology                         4.9%
Industrials                                    1.7%
Utilities                                      1.1%
Energy                                         1.0%


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND RUSSELL
                            1000(R) VALUE INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                          Russell 1000
   Date             Fund      S&P 500      Value Index
- ----------        -------     -------     -------------
 4/30/2005        $10,000     $10,000       $10,000
 6/30/2005         10,060      10,333        10,353
 9/30/2005         10,180      10,705
12/31/2005         10,593      10,929        10,891
 3/31/2006         10,909      11,389        11,537
 6/30/2006         10,994      11,225        11,605


    --------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 6/30/06)
    --------------------------------------------------------------
                                   1 Year    Since Inception/4/
    --------------------------------------------------------------
    Van Kampen Comstock
- --  Portfolio--Class A              9.28%           8.46%
          Class B                   8.98%           8.20%
    --------------------------------------------------------------
- - - S&P 500(R)/1/ Index             8.63%          10.41%
    --------------------------------------------------------------
- --  Russell 1000(R) Value Index/2/ 12.10%          13.61%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A and Class B shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2006 through June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,063.77       $4.81
  Hypothetical (5% return before expenses)     1,000.00      1,020.13        4.71
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,067.21        6.10
  Hypothetical (5% return before expenses)     1,000.00      1,018.89        5.96
- ------------------------------------------  ------------- ------------- --------------
  Class E
  Actual                                       1,000.00      1,066.72        5.59
  Hypothetical (5% return before expenses)     1,000.00      1,019.39        5.46
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94%, 1.19%, and 1.09% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            5/1/06*       6/30/06       5/1/06-6/30/06
BATTERYMARCH GROWTH AND INCOME PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  972.50        $1.07
  Hypothetical (5% return before expenses)     1,000.00      1,007.27         1.09
- ------------------------------------------  ------------- ------------- ---------------

*  Portfolio Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
BATTERYMARCH MID-CAP STOCK PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,036.10       $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,020.58        4.26
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
DREMAN SMALL-CAP VALUE PORTFOLIO            ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,121.40       $5.79
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
FEDERATED HIGH YIELD PORTFOLIO              ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,026.70       $4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.43        4.41
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- ---------------

  Class A*
  Actual                                      $1,000.00     $  969.30        $0.91
  Hypothetical (5% return before expenses)     1,000.00      1,007.44         0.92
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,030.00         3.93
  Hypothetical (5% return before expenses)     1,000.00      1,020.93         3.91
- ------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00        969.30         1.22
  Hypothetical (5% return before expenses)     1,000.00      1,007.12         1.24
- ------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.78%, and 0.74% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 61/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- ---------------

  Class A*
  Actual                                      $1,000.00     $  974.40        $0.91
  Hypothetical (5% return before expenses)     1,000.00      1,007.44         0.92
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,019.90         3.96
  Hypothetical (5% return before expenses)     1,000.00      1,020.88         3.96
- ------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00        974.40         1.25
  Hypothetical (5% return before expenses)     1,000.00      1,007.09         1.27
- ------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.79%, and 0.76% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 61/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,046.90       $3.96
  Hypothetical (5% return before expenses)     1,000.00      1,020.93        3.91
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,045.20        5.22
  Hypothetical (5% return before expenses)     1,000.00      1,019.69        5.16
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.03% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,116.80       $4.99
  Hypothetical (5% return before expenses)     1,000.00      1,020.08        4.76
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,115.00        6.35
  Hypothetical (5% return before expenses)     1,000.00      1,018.79        6.06
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,115.90        5.82
  Hypothetical (5% return before expenses)     1,000.00      1,019.29        5.56
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.21%, and 1.11% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  980.40       $3.68
  Hypothetical (5% return before expenses)     1,000.00      1,021.08        3.76
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        978.90        4.91
  Hypothetical (5% return before expenses)     1,000.00      1,019.84        5.01
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        979.00        4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75%, 1.00%, and 0.90% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
JANUS CAPITAL APPRECIATION PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  919.80       $3.57
  Hypothetical (5% return before expenses)     1,000.00      1,021.08        3.76
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LAZARD MID-CAP PORTFOLIO                    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,031.70       $3.88
  Hypothetical (5% return before expenses)     1,000.00      1,020.98        3.86
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,030.90        5.14
  Hypothetical (5% return before expenses)     1,000.00      1,019.74        5.11
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,013.00        4.63
  Hypothetical (5% return before expenses)     1,000.00      1,020.23        4.61
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77%, 1.02% and 0.92% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                              BEGINNING     ENDING        EXPENSES PAID
                                              ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                              1/1/06        6/30/06       1/1/06-6/30/06
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                        $1,000.00     $1,014.90        $3.25
  Hypothetical (5% return before expenses)       1,000.00      1,021.57         3.26
- --------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  953.10        $3.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.41
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        953.10         4.65
  Hypothetical (5% return before expenses)     1,000.00      1,020.03         4.81
- ------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00        962.10         1.36
  Hypothetical (5% return before expenses)     1,000.00      1,006.97         1.39
- ------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.96%, and 0.83% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            5/1/06*       6/30/06       5/1/06-6/30/06
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,000.00        $1.44
  Hypothetical (5% return before expenses)     1,000.00      1,006.92         1.44
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,000.00         1.91
  Hypothetical (5% return before expenses)     1,000.00      1,006.45         1.91
- ------------------------------------------  ------------- ------------- ---------------

*  Portfolio Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.86% and 1.14% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,029.50       $5.54
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,021.90       $2.76
  Hypothetical (5% return before expenses)     1,000.00      1,022.07        2.76
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,020.30        4.01
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,021.60        3.51
  Hypothetical (5% return before expenses)     1,000.00      1,021.32        3.51
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80% and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,055.60       $2.70
  Hypothetical (5% return before expenses)     1,000.00      1,022.17        2.66
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,054.80        3.97
  Hypothetical (5% return before expenses)     1,000.00      1,020.93        3.91
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,026.10       $4.52
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,024.50        5.77
  Hypothetical (5% return before expenses)     1,000.00      1,019.09        5.76
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,007.90       $3.78
  Hypothetical (5% return before expenses)     1,000.00      1,021.03        3.81
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,006.40        5.02
  Hypothetical (5% return before expenses)     1,000.00      1,019.79        5.06
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MERCURY LARGE-CAP CORE PORTFOLIO            ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,027.20       $4.72
  Hypothetical (5% return before expenses)     1,000.00      1,020.13        4.71
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,033.00       $0.50
  Hypothetical (5% return before expenses)     1,000.00      1,024.30        0.50
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,031.20        1.76
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,029.30       $0.40
  Hypothetical (5% return before expenses)     1,000.00      1,024.40        0.40
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,026.70        1.71
  Hypothetical (5% return before expenses)     1,000.00      1,023.11        1.71
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.08% and 0.34% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,016.50       $0.45
  Hypothetical (5% return before expenses)     1,000.00      1,024.35        0.45
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,013.80        1.75
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,034.30       $0.45
  Hypothetical (5% return before expenses)     1,000.00      1,024.35        0.45
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,030.90        1.71
  Hypothetical (5% return before expenses)     1,000.00      1,023.11        1.71
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.34% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,022.10       $0.50
  Hypothetical (5% return before expenses)     1,000.00      1,024.30        0.50
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,019.40        1.70
  Hypothetical (5% return before expenses)     1,000.00      1,023.11        1.71
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.34% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            5/1/06*       6/30/06       5/1/06-6/30/06
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  874.00        $2.04
  Hypothetical (5% return before expenses)     1,000.00      1,006.18         2.18
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        873.00         2.46
  Hypothetical (5% return before expenses)     1,000.00      1,005.73         2.63
- ------------------------------------------  ------------- ------------- ---------------

*  Portfolio Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 1.30% and 1.57% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,101.20       $4.85
  Hypothetical (5% return before expenses)     1,000.00      1,020.18        4.66
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,098.90        6.14
  Hypothetical (5% return before expenses)     1,000.00      1,018.94        5.91
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,100.40        5.62
  Hypothetical (5% return before expenses)     1,000.00      1,019.44        5.41
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.93%, 1.18%, and 1.08% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MFS(R) VALUE PORTFOLIO                      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,062.30       $5.06
  Hypothetical (5% return before expenses)     1,000.00      1,019.89        4.96
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,161.40       $3.64
  Hypothetical (5% return before expenses)     1,000.00      1,021.42        3.41
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,160.20        4.98
  Hypothetical (5% return before expenses)     1,000.00      1,020.18        4.66
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,160.00        4.45
  Hypothetical (5% return before expenses)     1,000.00      1,020.68        4.16
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.93%, and 0.83% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  997.90       $3.17
  Hypothetical (5% return before expenses)     1,000.00      1,021.62        3.21
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        997.80        4.46
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        997.70        3.96
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.64%, 0.90%, and 0.80% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  991.50        $2.72
  Hypothetical (5% return before expenses)     1,000.00      1,022.07         2.76
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        989.94         3.95
  Hypothetical (5% return before expenses)     1,000.00      1,020.83         4.01
- ------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00      1,001.51         1.21
  Hypothetical (5% return before expenses)     1,000.00      1,007.29         1.21
- ------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80%, and 0.73% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  996.60       $2.82
  Hypothetical (5% return before expenses)     1,000.00      1,021.97        2.86
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        994.30        4.05
  Hypothetical (5% return before expenses)     1,000.00      1,020.73        4.11
- ------------------------------------------  ------------- ------------- --------------

  Class C
  Actual                                       1,000.00        995.00        3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.22        3.61
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 0.82%, and 0.72% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIONEER FUND PORTFOLIO                      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,044.30       $5.88
  Hypothetical (5% return before expenses)     1,000.00      1,019.04        5.81
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIONEER MID-CAP VALUE PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,014.90       $5.00
  Hypothetical (5% return before expenses)     1,000.00      1,019.84        5.01
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,065.20       $6.96
  Hypothetical (5% return before expenses)     1,000.00      1,018.05        6.80
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,063.20        8.29
  Hypothetical (5% return before expenses)     1,000.00      1,016.76        8.10
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.36% and 1.62% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  941.29       $5.10
  Hypothetical (5% return before expenses)     1,000.00      1,019.54        5.31
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        940.59        6.35
  Hypothetical (5% return before expenses)     1,000.00      1,018.25        6.61
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        940.83        5.87
  Hypothetical (5% return before expenses)     1,000.00      1,018.74        6.11
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.06% , 1.32% , and 1.22%. for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,058.00       $4.08
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,056.60        5.35
  Hypothetical (5% return before expenses)     1,000.00      1,019.59        5.26
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,010.90       $3.99
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,008.60        5.23
  Hypothetical (5% return before expenses)     1,000.00      1,019.59        5.26
- ------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,009.80        4.73
  Hypothetical (5% return before expenses)     1,000.00      1,020.08        4.76
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05%, and 0.95% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,041.30       $4.45
  Hypothetical (5% return before expenses)     1,000.00      1,020.43        4.41
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,040.70        5.72
  Hypothetical (5% return before expenses)     1,000.00      1,019.19        5.66
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% and 1.13% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,037.80       $3.44
  Hypothetical (5% return before expenses)     1,000.00      1,021.42        3.41
- ------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,036.80        4.70
  Hypothetical (5% return before expenses)     1,000.00      1,020.18        4.66
- ------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68% and 0.93% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.8%
       ADVERTISING - 0.0%
       inVentiv Health, Inc.*(a).................      257 $       7,396
                                                           -------------
       AEROSPACE & DEFENSE - 1.8%
       Aeroflex, Inc.*(a)........................  336,370     3,925,438
       Armor Holdings, Inc.*(a)..................       86         4,715
       DRS Technologies, Inc.....................      113         5,509
       Innovative Solutions & Support, Inc.*(a)..      297         4,176
       TransDigm Group, Inc.*....................  120,073     2,875,748
       United Industrial Corp.(a)................   72,989     3,302,752
       World Fuel Services Corp.(a)..............    1,079        49,300
                                                           -------------
                                                              10,167,638
                                                           -------------
       AIRLINES - 0.0%
       Continental Airlines, Inc., Class B*(a)...      507        15,109
       SkyWest, Inc.(a)..........................      304         7,539
                                                           -------------
                                                                  22,648
                                                           -------------
       AUTO COMPONENTS - 0.0%
       Wabtec Corp.(a)...........................      294        10,996
                                                           -------------
       AUTOMOBILES - 0.0%
       Thor Industries, Inc.(a)..................      221        10,707
                                                           -------------
       BANKS - 3.9%
       Boston Private Financial Holdings, Inc.(a)       60         1,674
       Cascade Bancorp(a)........................       79         2,252
       City Holding Co...........................       53         1,916
       Corus Bankshares, Inc.(a).................      124         3,246
       East West Bancorp, Inc.(a)................  133,429     5,058,294
       First Bancorp.............................      408         3,795
       Frontier Financial Corp.(a)...............       93         3,161
       Hanmi Financial Corp.(a)..................      157         3,052
       PrivateBancorp, Inc.(a)...................   73,057     3,025,290
       Sandy Spring Bancorp, Inc.(a).............       71         2,560
       SVB Financial Group*(a)...................   93,889     4,268,194
       Texas Capital Bancshares, Inc.*(a)........  121,674     2,835,004
       Texas Regional Bancshares, Inc. -
         Class A(a)..............................   91,899     3,484,810
       UCBH Holdings, Inc.(a)....................  228,980     3,787,329
       Virginia Commerce Bancorp*(a).............      247         5,915
       Westamerica Bancorporation(a).............      228        11,165
       Wilshire Bancorp, Inc.(a).................      325         5,857
                                                           -------------
                                                              22,503,514
                                                           -------------
       BEVERAGES - 0.0%
       Hansen Natural Corp.*(a)..................       24         4,569
                                                           -------------
       BIOTECHNOLOGY - 1.6%
       Cotherix, Inc.*(a)........................      269         2,316
       CV Therapeutics, Inc.*(a).................   97,548     1,362,746
       deCODE genetics, Inc.*(a).................      280         1,733
       Digene Corp.*(a)..........................      165         6,392
       ICOS Corp.*(a)............................      370         8,136
       LifeCell Corp.*(a)........................      410        12,677

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         BIOTECHNOLOGY - CONTINUED
         Millipore Corp.*(a)....................   48,113 $   3,030,638
         Myogen, Inc.*(a).......................   63,194     1,832,626
         Myriad Genetics, Inc.*(a)..............  122,690     3,097,922
         OraSure Technologies, Inc.*(a).........      258         2,456
         PRA International*(a)..................      336         7,483
         Progenics Pharmaceuticals, Inc.*(a)....      159         3,826
         Serologicals Corp.*(a).................      132         4,150
         Tanox, Inc.*(a)........................      379         5,242
         Techne Corp.*(a).......................       87         4,430
         ViaCell, Inc.*(a)......................      432         1,966
                                                          -------------
                                                              9,384,739
                                                          -------------
         BUILDING MATERIALS - 0.0%
         Beacon Roofing Supply, Inc.*(a)........      360         7,924
                                                          -------------
         BUILDING PRODUCTS - 0.0%
         Drew Industries, Inc.*(a)..............      232         7,517
         Lennox International, Inc.(a)..........      279         7,388
         Simpson Manufacturing Co., Inc.(a).....       72         2,595
                                                          -------------
                                                                 17,500
                                                          -------------
         CHEMICALS - 0.3%
         Rockwood Holdings, Inc.*...............   70,450     1,621,054
         Westlake Chemical Corp.................       31           924
                                                          -------------
                                                              1,621,978
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 7.9%
         Advisory Board Co.*(a).................   91,228     4,387,154
         Aleris International, Inc.*............      159         7,290
         aQuantive, Inc.*(a)....................  175,037     4,433,687
         Barrett Business Services, Inc.*.......      308         5,652
         Bright Horizons Family Solutions, Inc.*       98         3,694
         Cogent, Inc.*(a).......................  161,067     2,427,280
         CoStar Group, Inc.*(a).................   90,979     5,443,274
         CSG Systems International, Inc.*(a)....      156         3,859
         eFunds Corp.*..........................      312         6,880
         Euronet Worldwide, Inc.*(a)............  185,564     7,120,091
         Gevity HR, Inc.(a).....................      118         3,133
         Global Payments, Inc.(a)...............   66,412     3,224,303
         Heartland Payment Systems, Inc.*(a)....      308         8,587
         Heidrick & Struggles International,
           Inc.*(a).............................       23           778
         Huron Consulting Group, Inc.*(a).......      706        24,774
         Jarden Corp.*(a).......................    1,129        34,378
         Kenexa Corp.*(a).......................      319        10,160
         Kforce, Inc.*(a).......................      491         7,606
         Korn/Ferry International*(a)...........  223,866     4,385,535
         Labor Ready, Inc.*(a)..................      477        10,804
         LECG Corp.*(a).........................      249         4,599
         Liquidity Services, Inc.*..............      208         3,239
         Mobile Mini, Inc.*(a)..................      130         3,804
         MoneyGram International, Inc.(a).......      144         4,889
         MPS Group, Inc.*(a)....................  301,951     4,547,382

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES - CONTINUED
         Navarre Corp.*(a).....................      156 $         777
         Navigant Consulting, Inc.*(a).........      391         8,856
         On Assignment, Inc.*(a)...............      550         5,054
         Pediatrix Medical Group, Inc.*(a).....  108,450     4,912,785
         Providence Service Corp.*(a)..........      128         3,485
         Resources Connection, Inc.*(a)........      317         7,931
         Sotheby's Holdings, Inc. - Class A*(a)      885        23,231
         Traffic.com, Inc.*(a).................      294         1,643
         United Rentals, Inc.*(a)..............  129,954     4,155,929
                                                         -------------
                                                            45,232,523
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.9%
         Arris Group, Inc.*(a).................    1,497        19,641
         CommScope, Inc.*(a)...................      312         9,803
         Comtech Telecommunications Corp.*.....       56         1,639
         DSP Group, Inc.*......................      258         6,411
         NETGEAR, Inc.*(a).....................  222,832     4,824,313
         Polycom, Inc.*(a).....................  265,759     5,825,437
         Spectralink Corp.(a)..................      589         5,195
                                                         -------------
                                                            10,692,439
                                                         -------------
         COMPUTERS & PERIPHERALS - 0.7%
         Intergraph Corp.*.....................      174         5,479
         Mercury Computer Systems, Inc.*(a)....      144         2,216
         MICROS Systems, Inc.*(a)..............   95,715     4,180,831
         Palm, Inc.*(a)........................      347         5,587
                                                         -------------
                                                             4,194,113
                                                         -------------
         CONSTRUCTION MATERIALS - 0.9%
         Eagle Materials, Inc.(a)..............  108,285     5,143,537
         Perini Corp.*(a)......................      163         3,668
         Walter Industries, Inc.(a)............       98         5,650
                                                         -------------
                                                             5,152,855
                                                         -------------
         CONTAINERS & PACKAGING - 0.0%
         Silgan Holdings, Inc..................      133         4,922
                                                         -------------
         ELECTRIC UTILITIES - 0.7%
         Pike Electric Corp.*(a)...............  209,947     4,043,579
                                                         -------------
         ELECTRICAL EQUIPMENT & SERVICES - 3.8%
         Actuant Corp. - Class A(a)............   71,810     3,586,909
         Acuity Brands, Inc.(a)................  108,958     4,239,556
         Coherent, Inc.*(a)....................  132,548     4,470,844
         General Cable Corp.*(a)...............  141,800     4,963,000
         Metrologic Instruments, Inc.*(a)......      278         4,173
         Paxar Corp.*(a).......................      148         3,044
         Regal-Beloit Corp.(a).................   93,551     4,130,277
                                                         -------------
                                                            21,397,803
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.8%
         Anixter International, Inc.(a)........      146         6,929
         Greatbatch, Inc.*(a)..................      249         5,876
         Hittite Microwave Corp.*(a)...........      132         4,773
         Intevac, Inc.*(a).....................      478        10,363

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       Itron, Inc.*...............................      133 $       7,882
       Optimal Group, Inc.*.......................      986        13,321
       Orbotech, Ltd.*(a).........................  108,543     2,488,891
       Plexus Corp.*(a)...........................       73         2,497
       ScanSource, Inc.*(a).......................       96         2,815
       ThermoGenesis Corp.*(a)....................      737         3,036
       Thomas & Betts Corp.*......................  131,919     6,767,445
       Trimble Navigation, Ltd.*..................  128,856     5,752,132
       WESCO International, Inc.*(a)..............   95,102     6,562,038
                                                            -------------
                                                               21,627,998
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 2.1%
       FMC Technologies, Inc.*(a).................   97,973     6,609,259
       Global Industries, Ltd.*...................      314         5,244
       Key Energy Services, Inc.*.................      475         7,244
       Oil States International, Inc.*(a).........      216         7,405
       TETRA Technologies, Inc.*..................      498        15,084
       Veritas DGC, Inc.*(a)......................  100,278     5,172,339
       W-H Energy Services, Inc.*(a)..............      210        10,674
                                                            -------------
                                                               11,827,249
                                                            -------------
       FINANCIAL - DIVERSIFIED - 1.4%
       Advanta Corp. - Class B(a).................      144         5,177
       Bankrate, Inc.*(a).........................      335        12,649
       First Cash Financial Services, Inc.*.......      113         2,232
       Gladstone Capital Corp.(a).................      125         2,674
       Greenhill & Co., Inc.(a)...................   44,600     2,709,896
       IntercontinentalExchange, Inc.*(a).........       34         1,970
       International Securities Exchange, Inc.(a).      710        27,030
       Jackson Hewitt Tax Service, Inc............   93,785     2,940,160
       National Financial Partners Corp.(a).......   53,176     2,356,228
       optionsXpress Holdings, Inc................      793        18,485
       Portfolio Recovery Associates, Inc.*(a)....       70         3,199
                                                            -------------
                                                                8,079,700
                                                            -------------
       FINANCIAL SERVICES - 0.9%
       Accredited Home Lenders Holding Co.*.......       51         2,438
       Affiliated Managers Group, Inc.*(a)........   56,065     4,871,488
       Calamos Asset Management, Inc. - Class A(a)      345        10,002
       CompuCredit Corp.*(a)......................       87         3,344
                                                            -------------
                                                                4,887,272
                                                            -------------
       FOOD & DRUG RETAILING - 1.5%
       Longs Drug Stores Corp.(a).................   97,115     4,430,387
       Performance Food Group Co.*(a).............  138,919     4,220,359
                                                            -------------
                                                                8,650,746
                                                            -------------
       FOOD PRODUCTS - 0.5%
       Delta & Pine Land Co.(a)...................  102,606     3,016,616
       Gold Kist, Inc.*(a)........................       70           936
       TreeHouse Foods, Inc.*(a)..................      237         5,662
                                                            -------------
                                                                3,023,214
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
         Advanced Medical Optics, Inc.*(a)......       72 $       3,650
         American Medical Systems Holdings,
           Inc.*(a).............................  246,642     4,106,606
         ArthroCare Corp.*(a)...................       73         3,067
         Cyberonics, Inc.*(a)...................  135,661     2,892,292
         Dexcom, Inc.*(a).......................      189         2,567
         Encore Medical Corp.*(a)...............      621         2,987
         ev3, Inc.*(a)..........................      219         3,243
         Foxhollow Technologies, Inc.*(a).......      269         7,349
         Gen-Probe, Inc.*.......................   80,219     4,330,222
         Haemonetics Corp.*.....................      422        19,627
         I-Flow Corp.*(a).......................      767         8,299
         Immucor, Inc.*.........................        1            10
         Integra LifeSciences Holdings*(a)......  106,500     4,133,265
         Intuitive Surgical, Inc.*(a)...........      136        16,044
         Kyphon, Inc.*..........................       68         2,608
         LCA-Vision, Inc........................      117         6,190
         Mentor Corp.(a)........................  106,370     4,627,095
         Molecular Devices Corp.*(a)............      117         3,576
         NuVasive, Inc.*(a).....................  235,855     4,299,637
         Palomar Medical Technologies, Inc.*(a).   14,948       682,077
         STERIS Corp.(a)........................       85         1,943
         Thoratec Corp.*(a).....................      487         6,755
         Varian, Inc.*(a).......................  106,277     4,411,558
         Ventana Medical Systems, Inc.*(a)......       98         4,624
         Wright Medical Group, Inc.*(a).........  181,798     3,805,032
                                                          -------------
                                                             33,380,323
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.6%
         Amedisys, Inc.*........................       25           948
         America Service Group, Inc.*...........      381         5,913
         Amsurg Corp.*(a).......................  120,531     2,742,080
         Bio-Reference Laboratories, Inc.*(a)...      123         2,676
         Centene Corp.*.........................    1,025        24,118
         Dialysis Corp. Of America*(a)..........       12           133
         Genesis HealthCare Corp.*(a)...........   93,880     4,447,096
         Hythiam, Inc.*(a)......................    1,929        13,445
         LHC Group, Inc.*(a)....................      573        11,414
         LifePoint Hospitals, Inc.*(a)..........  118,443     3,805,574
         Magellan Health Services, Inc.*........   85,899     3,892,084
         Matria Healthcare, Inc.*(a)............      149         3,192
         Odyssey Healthcare, Inc.*(a)...........      351         6,167
         Omnicell, Inc.*(a).....................    2,247        31,054
         Per-Se Technologies, Inc.*(a)..........  187,690     4,726,034
         PSS World Medical, Inc.*...............    1,495        26,387
         Radiation Therapy Services, Inc.*(a)...      941        25,322
         Sierra Health Services, Inc.*(a).......      137         6,169
         United Surgical Partners International,
           Inc.*(a).............................      698        20,989
         VCA Antech, Inc.*(a)...................  196,250     6,266,262
         WellCare Health Plans, Inc.*(a)........      310        15,206
                                                          -------------
                                                             26,072,263
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - 4.0%
        Ambassadors Group, Inc.(a)...............      258 $       7,451
        Applebee's International, Inc.(a)........  143,576     2,759,531
        Bluegreen Corp.*(a)......................      315         3,610
        California Pizza Kitchen, Inc.*(a).......      221         6,073
        Century Casinos, Inc.*...................    1,619        17,339
        Choice Hotels International, Inc.(a).....   86,312     5,230,507
        Four Seasons Hotels, Inc.................   55,671     3,420,426
        IHOP Corp.(a)............................      119         5,721
        Intrawest Corp...........................      212         6,754
        Jack in the Box, Inc.*(a)................  106,960     4,192,832
        Multimedia Games, Inc.*(a)...............      505         5,116
        Orient-Express Hotels Ltd.(a)............      450        17,478
        P.F. Chang's China Bistro, Inc.*(a)......   96,332     3,662,543
        Papa John's International, Inc.*(a)......      256         8,499
        RARE Hospitality International, Inc.*(a).  129,889     3,735,608
        Speedway Motorsports, Inc................       78         2,944
        WMS Industries, Inc.*(a).................      415        11,367
                                                           -------------
                                                              23,093,799
                                                           -------------
        HOUSEHOLD DURABLES - 0.8%
        Champion Enterprises, Inc.*(a)...........      676         7,463
        Ethan Allen Interiors, Inc.(a)...........      132         4,825
        Knoll, Inc.(a)...........................      322         5,912
        Matthews International Corp. - Class A(a)       41         1,413
        Select Comfort Corp.*(a).................      456        10,474
        Stanley Furniture Co., Inc.(a)...........       86         2,061
        Tempur-Pedic International, Inc.*(a).....  337,763     4,563,178
        WCI Communities, Inc.*(a)................      119         2,397
                                                           -------------
                                                               4,597,723
                                                           -------------
        HOUSEHOLD PRODUCTS - 0.7%
        Church & Dwight, Inc.(a).................  116,331     4,236,775
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 0.8%
        Ceradyne, Inc.*(a).......................   92,451     4,575,400
                                                           -------------
        INFORMATION SERVICES - 0.1%
        Merge Technologies, Inc.*(a).............   63,991       787,729
                                                           -------------
        INSURANCE - 1.4%
        HCC Insurance Holdings, Inc..............  142,087     4,183,041
        HealthExtras, Inc.*(a)...................      463        13,992
        ProAssurance Corp.*(a)...................   81,645     3,933,656
        Selective Insurance Group, Inc.(a).......       94         5,252
        U.S.I. Holdings Corp. *..................      244         3,272
                                                           -------------
                                                               8,139,213
                                                           -------------
        INTERNET & CATALOG RETAIL - 0.9%
        Baby Universe, Inc.*(a)..................       16           134
        Blue Nile, Inc.*(a)......................      265         8,522
        Coldwater Creek, Inc.*(a)................  195,204     5,223,659
        DrugMax, Inc.*...........................    5,401         3,079
        GSI Commerce, Inc.*(a)...................      614         8,307

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        INTERNET & CATALOG RETAIL - CONTINUED
        Insight Enterprises, Inc.*(a)............      410 $       7,810
        ValueVision Media, Inc*(a)...............    2,192        24,178
                                                           -------------
                                                               5,275,689
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 2.6%
        Acxiom Corp.(a)..........................      422        10,550
        Allscripts Healthcare Solutions, Inc.*(a)  189,048     3,317,792
        Avocent Corp.*(a)........................      256         6,720
        CNET Networks, Inc.*(a)..................      644         5,139
        DealerTrack Holdings, Inc.*(a)...........      303         6,699
        Digitas, Inc.*(a)........................  310,558     3,608,684
        Equinix, Inc.*(a)........................      523        28,692
        F5 Networks, Inc.*(a)....................   89,407     4,781,486
        Infocrossing, Inc.*(a)...................    2,329        26,900
        j2 Global Communications, Inc.*(a).......      158         4,933
        John H. Harland Co.(a)...................       65         2,828
        LivePerson, Inc.*........................    3,134        15,200
        United Online, Inc.(a)...................      229         2,748
        ValueClick, Inc.*(a).....................  192,418     2,953,616
        Vocus, Inc.*(a)..........................      180         2,565
                                                           -------------
                                                              14,774,552
                                                           -------------
        IT CONSULTING & SERVICES - 0.0%
        Covansys Corp.*..........................      279         3,507
        FTI Consulting, Inc.*(a).................      167         4,471
        MarketAxess Holdings, Inc.*(a)...........      797         8,775
        Perot Systems Corp. - Class A*(a)........      215         3,113
        Workstream, Inc.*........................    3,016         4,464
                                                           -------------
                                                                  24,330
                                                           -------------
        LEISURE EQUIPMENT & PRODUCTS - 0.8%
        Marvel Entertainment, Inc.*(a)...........  218,023     4,360,460
        Oakley, Inc.(a)..........................      292         4,920
        Polaris Industries, Inc.(a)..............      206         8,920
                                                           -------------
                                                               4,374,300
                                                           -------------
        MACHINERY - 1.6%
        American Railcar Industries, Inc.........      505        16,721
        Applied Industrial Technologies, Inc.(a).      248         6,017
        JLG Industries, Inc.(a)..................  186,954     4,206,465
        Joy Global, Inc..........................       52         2,709
        Lincoln Electric Holdings, Inc.(a).......   73,379     4,597,194
        Manitowoc Co., Inc. (The)(a).............      290        12,905
        Terex Corp.*.............................       65         6,415
                                                           -------------
                                                               8,848,426
                                                           -------------
        MEDIA - 0.0%
        Catalina Marketing Corp.(a)..............      274         7,798
        Genius Products, Inc.*...................    6,831        12,159
        Harris Interactive, Inc.*(a).............      977         5,569
        Lions Gate Entertainment Corp.*..........    3,121        26,684
        NetFlix, Inc.*(a)........................      294         8,000
        Playboy Enterprises, Inc. - Class B*(a)..      369         3,683
        Sonic Solutions, Inc.*(a)................      802        13,233
                                                           -------------
                                                                  77,126
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - 1.0%
        Allegheny Technologies, Inc.............      222 $      15,371
        Birch Mountain Resources Ltd.*(a).......      755         3,760
        Carpenter Technology Corp.(a)...........   48,357     5,585,234
        Century Aluminum Co.*(a)................      131         4,675
        Cleveland-Cliffs, Inc.(a)...............       30         2,379
        Quanex Corp.(a).........................       41         1,744
        Reliance Steel & Aluminum Co............      142        11,779
                                                          -------------
                                                              5,624,942
                                                          -------------
        OIL & GAS - 7.1%
        Basic Energy Services, Inc.*(a).........      183         5,594
        Bill Barrett Corp.*(a)..................  117,540     3,480,359
        Callon Petroleum Co.*(a)................      275         5,319
        Carrizo Oil & Gas, Inc.*(a).............      192         6,012
        Clayton Williams Energy, Inc.*(a).......      156         5,388
        Core Laboratories N.V.*.................   88,320     5,391,053
        Edge Petroleum Corp.*...................      131         2,617
        Encore Acquisition Co.*(a)..............  181,225     4,862,267
        Frontier Oil Corp.(a)...................      350        11,340
        Gasco Energy, Inc.*(a)..................      781         3,475
        Grey Wolf, Inc.*(a).....................  507,197     3,905,417
        Helix Energy Solutions Group, Inc.*(a)..      384        15,498
        Helmerich & Payne, Inc..................       82         4,941
        Holly Corp.(a)..........................      100         4,820
        Hydril*(a)..............................   63,833     5,012,167
        KCS Energy, Inc.*(a)....................      346        10,276
        Parker Drilling Co.*(a).................      803         5,766
        Pioneer Drilling Co.*(a)................      343         5,296
        Range Resources Corp.(a)................  164,009     4,459,405
        Remington Oil & Gas Corp.*(a)...........      131         5,760
        St. Mary Land & Exploration Co.(a)......      589        23,707
        Superior Energy Services, Inc.*(a)......  141,334     4,791,223
        Unit Corp.*(a)..........................  102,712     5,843,286
        W&T Offshore, Inc.(a)...................      154         5,989
        Whiting Petroleum Corp.*(a).............   59,398     2,486,994
                                                          -------------
                                                             40,353,969
                                                          -------------
        PERSONAL PRODUCTS - 0.0%
        NBTY, Inc.*.............................      273         6,528
        Parlux Fragrances, Inc.*(a).............      318         3,081
                                                          -------------
                                                                  9,609
                                                          -------------
        PHARMACEUTICALS - 4.7%
        Adams Respiratory Therapeutics, Inc.*(a)      149         6,648
        Adolor Corp.*(a)........................      584        14,606
        Alkermes, Inc.*(a)......................  170,776     3,231,082
        Alpharma, Inc. - Class A................      303         7,284
        Amylin Pharmaceuticals, Inc.*(a)........      240        11,849
        Coley Pharmaceutical Group, Inc.*.......       78           901
        Cubist Pharmaceuticals, Inc.*(a)........    1,196        30,115
        Encysive Pharmaceuticals, Inc.*(a)......  233,445     1,617,774
        Human Genome Sciences, Inc.*(a).........  193,179     2,067,015

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Idenix Pharmaceuticals, Inc.*(a).........       421 $       3,957
       Kos Pharmaceuticals, Inc.*(a)............        81         3,047
       Medicines Co. (The)*(a)..................   149,502     2,922,764
       Medicis Pharmaceutical Corp. - Class A(a)   116,691     2,800,584
       MGI Pharma, Inc.*(a).....................   168,191     3,616,107
       MWI Veterinary Supply, Inc.*(a)..........       251         9,144
       Nektar Therapeutics*(a)..................   149,433     2,740,601
       Neurocrine Biosciences, Inc.*(a).........       337         3,572
       New River Pharmaceuticals, Inc.*(a)......       274         7,809
       Pharmion Corp.*(a).......................       294         5,007
       Salix Pharmaceuticals, Ltd.*(a)..........       303         3,727
       Sciele Pharma, Inc.*(a)..................   179,389     4,160,031
       United Therapeutics Corp.*(a)............    61,131     3,531,538
                                                           -------------
                                                              26,795,162
                                                           -------------
       REAL ESTATE - 0.6%
       BioMed Realty Trust, Inc. (REIT)(a)......   105,007     3,143,910
       Corrections Corporation of America*(a)...       304        16,094
       Digital Realty Trust, Inc. (REIT)(a).....       279         6,888
       Jones Lang LaSalle, Inc.(a)..............       226        19,786
       RAIT Investment Trust (REIT)(a)..........       165         4,818
       Sovran Self Storage, Inc. (REIT)(a)......        95         4,825
                                                           -------------
                                                               3,196,321
                                                           -------------
       RETAIL - SPECIALTY - 6.2%
       Aaron Rents, Inc.(a).....................       255         6,854
       America's Car-Mart, Inc.*(a).............       152         3,087
       Charlotte Russe Holding, Inc.*(a)........   235,130     5,629,012
       Children's Place Retail Stores, Inc.*(a).    90,822     5,453,861
       Christopher & Banks Corp.(a).............       422        12,238
       Dick's Sporting Goods, Inc.*(a)..........   111,726     4,424,350
       DSW, Inc.*(a)............................    96,275     3,506,336
       Gymboree Corp. (The)*....................       212         7,369
       HOT Topic, Inc.*(a)......................   332,163     3,823,196
       Jos. A. Bank Clothiers, Inc.*(a).........    94,229     2,257,727
       New York & Co., Inc.*(a).................   240,003     2,344,829
       Pacific Sunwear of California, Inc.*(a)..       391         7,011
       RC2 Corp.*...............................   119,150     4,606,339
       Regis Corp.(a)...........................    82,623     2,942,205
       Rush Enterprises, Inc. - Class A*(a).....        73         1,326
       Stage Stores, Inc........................       263         8,679
       Talbots, Inc. (The)(a)...................        84         1,550
       Too, Inc.*(a)............................       263        10,097
       Yankee Candle Co., Inc. (The)(a).........       381         9,529
       Zumiez, Inc.*(a).........................       488        18,334
                                                           -------------
                                                              35,073,929
                                                           -------------
       ROAD & RAIL - 0.0%
       Genesee & Wyoming, Inc. - Class A*(a)....       223         7,910
       Pacer International, Inc.................       619        20,167
       Sirva, Inc.*(a)..........................       556         3,597
                                                           -------------
                                                                  31,674
                                                           -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.5%
       Cirrus Logic, Inc.*(a)....................  508,286 $   4,137,448
       Cymer, Inc.*(a)...........................      243        11,290
       Diodes, Inc.*(a)..........................      238         9,863
       Emulex Corp.*.............................  329,152     5,355,303
       FormFactor, Inc.*(a)......................  110,560     4,934,293
       Kulicke & Soffa Industries, Inc.*(a)......      324         2,401
       Microsemi Corp.*(a).......................  248,638     6,061,794
       MIPS Technologies, Inc.*(a)...............      505         3,065
       OmniVision Technologies, Inc.*(a).........      347         7,329
       ON Semiconductor Corp.*(a)................    1,048         6,162
       PortalPlayer, Inc.*(a)....................      208         2,040
       Power Integrations, Inc.*(a)..............  160,247     2,801,118
       Supertex, Inc.*(a)........................       87         3,475
       Tessera Technologies, Inc.*(a)............  140,708     3,869,470
       Varian Semiconductor Equipment Associates,
         Inc.*(a)................................  122,550     3,996,355
                                                           -------------
                                                              31,201,406
                                                           -------------
       SOFTWARE - 6.0%
       American Reprographics Co.*(a)............      521        18,886
       ANSYS, Inc.*(a)...........................   92,132     4,405,752
       Blackbaud, Inc.(a)........................      511        11,600
       Blackboard, Inc.*(a)......................  172,779     5,003,680
       Cerner Corp.*(a)..........................      220         8,164
       Dendrite International, Inc.*.............      352         3,252
       Eclipsys Corp.*(a)........................  213,974     3,885,768
       Emageon, Inc.*(a).........................      233         3,399
       Epicor Software Corp.*(a).................  287,744     3,029,944
       EPIQ Systems, Inc.*(a)....................      312         5,192
       Informatica Corp.*(a).....................  289,398     3,808,478
       Intervoice, Inc.*(a)......................      242         1,723
       Kronos, Inc.*(a)..........................   99,681     3,609,449
       MapInfo Corp.*............................      391         5,103
       Mentor Graphics Corp.*(a).................      419         5,439
       MicroStrategy, Inc. - Class A*(a).........   47,929     4,674,036
       MRO Software, Inc.*(a)....................      472         9,473
       Open Solutions, Inc.*(a)..................    1,014        26,983
       Parametric Technology Corp.*..............      632         8,033
       Progress Software Corp.*..................      346         8,100
       Quest Software, Inc.*(a)..................    1,009        14,166
       Secure Computing Corp.*(a)................      304         2,614
       TALX Corp.(a).............................    1,364        29,831
       THQ, Inc.*(a).............................  250,077     5,401,663
       Transaction Systems Architects, Inc. -
         Class A*(a).............................      243        10,131
       Ultimate Software Group, Inc.*(a).........    1,646        31,537
                                                           -------------
                                                              34,022,396
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
       ADTRAN, Inc...............................      278         6,236
       Golden Telecom, Inc.(a)...................       98         2,484

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
           Nice Systems, Ltd. (ADR)*..........  182,510 $   5,135,831
           Premiere Global Services, Inc.*(a).      378         2,854
           Tekelec*(a)........................      234         2,890
                                                        -------------
                                                            5,150,295
                                                        -------------
           TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
           Dobson Communications Corp. -
             Class A*(a)......................      447         3,455
           NeuStar, Inc. - Class A*(a)........  134,030     4,523,513
           SBA Communications Corp.*..........  261,144     6,826,304
           Syniverse Holdings, Inc.*(a).......      141         2,073
                                                        -------------
                                                           11,355,345
                                                        -------------
           TEXTILES, APPAREL & LUXURY GOODS - 0.6%
           Carter's, Inc.*....................    1,002        26,483
           CROCS, Inc.*(a)....................      139         3,496
           Deckers Outdoor Corp.*(a)..........      144         5,552
           Oxford Industries, Inc.(a).........       88         3,468
           Phillips-Van Heusen Corp.(a).......      155         5,915
           Quiksilver, Inc.*(a)...............    1,683        20,499
           Volcom, Inc.*(a)...................      566        18,106
           Warnaco Group, Inc. (The)*(a)......  170,726     3,189,162
                                                        -------------
                                                            3,272,681
                                                        -------------
           TRANSPORTATION - 3.3%
           Forward Air Corp...................  112,490     4,581,718
           Hub Group, Inc. - Class A*.........  127,190     3,119,971
           Kirby Corp.*(a)....................  122,116     4,823,582
           Knight Transportation, Inc.(a).....      226         4,565
           Old Dominion Freight Line, Inc.*...      213         8,007
           Swift Transportation Co., Inc.*(a).  203,731     6,470,496
           TAL International Group, Inc.*.....      507        12,219
                                                        -------------
                                                           19,020,558
                                                        -------------
           TRUCKING & FREIGHT FORWARDING - 0.0%
           Landstar System, Inc.(a)...........       69         3,259
                                                        -------------
           Total Common Stocks
           (Cost $484,900,591)                            545,943,216
                                                        -------------
           INVESTMENT COMPANY SECURITIES - 0.0%
           iShares Russell 2000 Growth Index
             Fund(a)..........................      623        45,797
           iShares Russell 2000 Index Fund(a).      653        46,951
                                                        -------------
           Total Investment Company Securities
           (Cost $100,796)                                     92,748
                                                        -------------

         -------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         -------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 29.3%
         State Street Bank & Trust Co.,
           Repurchase Agreement dated
           06/30/06 at 4.880% to be
           repurchased at $22,120,992 on
           07/03/06 collateralized by
           $23,060,000 FHLMC 3.875% due
           01/12/09 with a value of
           $22,554,594.................... $ 22,112,000 $  22,112,000
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  144,964,425   144,964,425
                                                        -------------
         Total Short-Term Investments
         (Cost $167,076,425)                              167,076,425
                                                        -------------

         TOTAL INVESTMENTS - 125.1%
         (Cost $652,077,812)                              713,112,389

         Other Assets and Liabilities (net) - (25.1%)    (143,075,813)
                                                        -------------

         TOTAL NET ASSETS - 100.0%                      $ 570,036,576
                                                        =============

PORTFOLIO FOOTNOTES

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 99.2%
        AEROSPACE & DEFENSE - 4.1%
        Boeing Co. (The).........................   27,091 $   2,219,024
        General Dynamics Corp....................   28,616     1,873,203
        Honeywell International, Inc.............   37,966     1,530,030
        Lockheed Martin Corp.....................   28,163     2,020,414
        Northrop Grumman Corp....................   36,648     2,347,671
        Raytheon Co..............................  137,700     6,137,289
        United Technologies Corp.................   45,681     2,897,089
                                                           -------------
                                                              19,024,720
                                                           -------------
        AIR FREIGHT & LOGISTICS - 1.4%
        FedEx Corp...............................   18,800     2,196,968
        Ryder System, Inc........................   53,800     3,143,534
        United Parcel Service, Inc. - Class B....   12,910     1,062,880
                                                           -------------
                                                               6,403,382
                                                           -------------
        BANKS - 5.1%
        AmSouth Bancorporation...................   60,200     1,592,290
        Bank of America Corp.....................  155,457     7,477,482
        Bank of New York Co., Inc. (The).........   15,325       493,465
        BOK Financial Corp.(a)...................    2,800       139,076
        Comerica, Inc............................   29,477     1,532,509
        Commerce Bancshares, Inc.(a).............   14,800       740,740
        Cullen/Frost Bankers, Inc................   18,100     1,037,130
        Northern Trust Corp......................   60,400     3,340,120
        U.S. Bancorp.............................   35,929     1,109,488
        Wachovia Corp............................   33,303     1,801,026
        Wells Fargo & Co.........................   34,617     2,322,108
        Zions Bancorporation.....................   28,900     2,252,466
                                                           -------------
                                                              23,837,900
                                                           -------------
        BEVERAGES - 1.6%
        Pepsi Bottling Group, Inc................   96,000     3,086,400
        PepsiCo, Inc.............................   73,792     4,430,472
                                                           -------------
                                                               7,516,872
                                                           -------------
        BIOTECHNOLOGY - 1.4%
        Amgen, Inc.*.............................   25,041     1,633,425
        Charles River Laboratories International,
          Inc.*..................................   31,500     1,159,200
        Gilead Sciences, Inc.*...................    9,113       539,125
        Invitrogen Corp.*........................   30,000     1,982,100
        Millipore Corp.*(a)......................   19,700     1,240,903
                                                           -------------
                                                               6,554,753
                                                           -------------
        CHEMICALS - 0.8%
        Dow Chemical Co., (The)..................   58,017     2,264,403
        E.I. du Pont de Nemours & Co.............   18,496       769,434
        PPG Industries, Inc......................    7,500       495,000
                                                           -------------
                                                               3,528,837
                                                           -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMERCIAL SERVICES & SUPPLIES - 1.7%
          Career Education Corp.*..............   11,600 $     346,724
          Herman Miller, Inc...................   31,614       814,693
          Manpower, Inc........................   62,700     4,050,420
          Temple-Inland, Inc...................   59,400     2,546,478
                                                         -------------
                                                             7,758,315
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 1.5%
          Cisco Systems, Inc.*.................  126,735     2,475,134
          Motorola, Inc........................  149,405     3,010,511
          QUALCOMM, Inc........................   32,752     1,312,373
                                                         -------------
                                                             6,798,018
                                                         -------------
          COMPUTERS & PERIPHERALS - 3.7%
          Apple Computer, Inc.*................   17,162       980,293
          Dell, Inc.*..........................   47,204     1,152,250
          EMC Corp.*...........................  145,909     1,600,622
          Hewlett-Packard Co...................  172,696     5,471,009
          International Business Machines Corp.   76,093     5,845,464
          Western Digital Corp.*...............  110,300     2,185,043
                                                         -------------
                                                            17,234,681
                                                         -------------
          CONTAINERS & PACKAGING - 0.2%
          Bemis Co., Inc.......................   38,600     1,181,932
                                                         -------------
          ELECTRIC UTILITIES - 2.9%
          American Electric Power Co., Inc.....   99,186     3,397,121
          Edison International.................   44,687     1,742,793
          Exelon Corp..........................   14,260       810,396
          FirstEnergy Corp.....................   89,400     4,846,374
          Southern Co. (The)(a)................   14,940       478,827
          TXU Corp.............................   34,531     2,064,608
                                                         -------------
                                                            13,340,119
                                                         -------------
          ELECTRICAL EQUIPMENT - 0.5%
          Arrow Electronics, Inc.*.............   73,200     2,357,040
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
          Jabil Circuit, Inc...................  114,679     2,935,782
          Sanmina-SCI Corp.*...................  305,800     1,406,680
          Solectron Corp.*.....................  147,600       504,792
          Thomas & Betts Corp.*................   41,399     2,123,769
          WESCO International, Inc.*...........   24,700     1,704,300
                                                         -------------
                                                             8,675,323
                                                         -------------
          FINANCIAL - DIVERSIFIED - 10.1%
          Ameriprise Financial, Inc............   24,400     1,089,948
          Capital One Financial Corp...........   27,683     2,365,512
          Citigroup, Inc.......................  276,200    13,323,888
          Franklin Resources, Inc..............   13,279     1,152,750
          Freddie Mac..........................    9,519       542,678
          Goldman Sachs Group, Inc. (The)......   31,696     4,768,029
          Jeffries Group, Inc..................    7,300       216,299
          JPMorgan Chase & Co..................  105,341     4,424,322

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         FINANCIAL - DIVERSIFIED - CONTINUED
         Lehman Brothers Holdings, Inc.........   46,532 $   3,031,560
         Merrill Lynch & Co., Inc..............   44,262     3,078,865
         Morgan Stanley........................   67,157     4,244,994
         PNC Financial Services Group, Inc.....   19,041     1,336,107
         Prudential Financial, Inc.............   44,536     3,460,447
         Raymond James Financial, Inc.(a)......  134,100     4,059,207
                                                         -------------
                                                            47,094,606
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         Safeway, Inc..........................   94,200     2,449,200
                                                         -------------
         FOOD PRODUCTS - 0.3%
         Archer-Daniels-Midland Co.............   30,300     1,250,784
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
         Applera Corp..........................  114,000     3,687,900
         Dade Behring Holdings, Inc............   15,900       662,076
         Johnson & Johnson.....................   59,304     3,553,496
         Kinetic Concepts, Inc.*(a)............   14,600       644,590
         Medtronic, Inc........................   24,500     1,149,540
                                                         -------------
                                                             9,697,602
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.4%
         Aetna, Inc............................   47,288     1,888,210
         Cardinal Health, Inc..................    7,681       494,119
         Humana, Inc.*.........................   46,206     2,481,262
         UnitedHealth Group, Inc...............   85,135     3,812,345
         WellPoint, Inc.*......................   34,043     2,477,309
                                                         -------------
                                                            11,153,245
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.8%
         Darden Restaurants, Inc...............   78,921     3,109,487
         Hilton Hotels Corp....................   51,500     1,456,420
         Marriott International, Inc. - Class A   68,082     2,595,286
         McDonald's Corp.......................   38,258     1,285,469
                                                         -------------
                                                             8,446,662
                                                         -------------
         HOUSEHOLD DURABLES - 0.1%
         Newell Rubbermaid, Inc................   27,900       720,657
                                                         -------------
         HOUSEHOLD PRODUCTS - 0.9%
         Kimberly-Clark Corp...................    9,326       575,414
         Procter & Gamble Co...................   64,032     3,560,179
                                                         -------------
                                                             4,135,593
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 1.9%
         3M Co.................................   14,961     1,208,400
         General Electric Co...................  202,849     6,685,903
         Tyco International, Ltd...............   40,129     1,103,548
                                                         -------------
                                                             8,997,851
                                                         -------------
         INSURANCE - 4.5%
         AFLAC, Inc............................   10,450       484,358
         American International Group, Inc.....   81,188     4,794,151
         Chubb Corp. (The).....................   43,504     2,170,850

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         INSURANCE - CONTINUED
         CIGNA Corp.............................   17,440 $   1,718,014
         Hartford Financial Services Group, Inc.
           (The)................................   19,167     1,621,528
         Lincoln National Corp..................   64,721     3,652,853
         Loews Corp.............................  125,910     4,463,510
         St. Paul Travelers Cos., Inc., (The)...   42,300     1,885,734
                                                          -------------
                                                             20,790,998
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.7%
         eBay, Inc.*............................   28,147       824,426
         Google, Inc. - Class A*................    3,400     1,425,722
         Yahoo!, Inc.*..........................   28,224       931,392
                                                          -------------
                                                              3,181,540
                                                          -------------
         MACHINERY - 1.2%
         Caterpillar, Inc.......................   35,200     2,621,696
         Ingersoll-Rand Co. - Class A...........   55,258     2,363,937
         Parker Hannifin Corp...................    5,394       418,575
                                                          -------------
                                                              5,404,208
                                                          -------------
         MEDIA - 1.0%
         News Corp. - Class A...................  113,136     2,169,948
         Time Warner, Inc.......................  140,055     2,422,952
                                                          -------------
                                                              4,592,900
                                                          -------------
         METALS & MINING - 1.9%
         Nucor Corp.............................   82,286     4,464,015
         Phelps Dodge Corp......................   55,280     4,541,805
                                                          -------------
                                                              9,005,820
                                                          -------------
         OIL & GAS - 15.2%
         Anadarko Petroleum Corp................   29,340     1,399,225
         Baker Hughes, Inc......................   22,218     1,818,543
         Chevron Corp...........................  124,099     7,701,584
         ConocoPhillips.........................  100,628     6,594,153
         Devon Energy Corp......................   27,602     1,667,437
         ENSCO International, Inc.(a)...........   86,900     3,999,138
         Exxon Mobil Corp.......................  341,009    20,920,902
         Halliburton Co.........................   32,258     2,393,866
         Marathon Oil Corp......................   29,466     2,454,518
         Nabors Industries, Ltd.*(a)............   46,600     1,574,614
         Occidental Petroleum Corp..............   34,093     3,496,237
         Petro-Canada...........................   20,100       952,941
         Schlumberger, Ltd......................   70,786     4,608,876
         Sunoco, Inc............................   27,327     1,893,488
         Talisman Energy, Inc...................  213,300     3,728,484
         Tidewater, Inc.........................   18,900       929,880
         Transocean, Inc.*......................   20,298     1,630,335
         Valero Energy Corp.....................   37,873     2,519,312
         XTO Energy, Inc........................   16,700       739,309
                                                          -------------
                                                             71,022,842
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        PERSONAL PRODUCTS - 0.4%
        Alberto-Culver Co.......................    4,400 $     214,368
        Estee Lauder Companies, Inc. - Class A..   44,200     1,709,214
                                                          -------------
                                                              1,923,582
                                                          -------------
        PHARMACEUTICALS - 4.5%
        Abbott Laboratories.....................   31,359     1,367,566
        Biovail Corp............................   19,100       447,131
        Caremark Rx, Inc........................   28,691     1,430,820
        Eli Lilly & Co..........................   22,526     1,245,012
        Forest Laboratories, Inc.*..............   29,800     1,152,962
        King Pharmaceuticals, Inc.*.............   94,000     1,598,000
        Merck & Co., Inc........................   97,810     3,563,218
        Mylan Laboratories, Inc.(a).............  107,300     2,146,000
        Pfizer, Inc.............................  234,476     5,503,152
        Schering-Plough Corp....................   64,964     1,236,265
        Wyeth...................................   27,251     1,210,217
                                                          -------------
                                                             20,900,343
                                                          -------------
        REAL ESTATE - 1.3%
        Hospitality Properties Trust (REIT).....   52,700     2,314,584
        Host Hotels & Resorts, Inc. (REIT)......  175,800     3,844,746
                                                          -------------
                                                              6,159,330
                                                          -------------
        RETAIL - MULTILINE - 3.3%
        Costco Wholesale Corp...................    9,427       538,564
        CVS Corp................................   61,672     1,893,330
        J.C. Penney Co., Inc....................   75,600     5,103,756
        Target Corp.............................   55,087     2,692,102
        Wal-Mart Stores, Inc....................  108,910     5,246,195
                                                          -------------
                                                             15,473,947
                                                          -------------
        RETAIL - SPECIALTY - 2.2%
        American Eagle Outfitters, Inc..........   25,526       868,905
        Best Buy Co., Inc.......................   24,825     1,361,403
        Home Depot, Inc. (The)..................  112,928     4,041,693
        Lowe's Cos., Inc........................   48,337     2,932,606
        NIKE, Inc. - Class B....................   10,899       882,819
        Sears Holdings Corp.*...................      900       139,356
                                                          -------------
                                                             10,226,782
                                                          -------------
        ROAD & RAIL - 1.7%
        Burlington Northern Santa Fe Corp.......   31,717     2,513,572
        CSX Corp................................   55,083     3,880,047
        Union Pacific Corp......................   15,800     1,468,768
                                                          -------------
                                                              7,862,387
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.6%
        Advanced Micro Devices, Inc.*...........   39,255       958,607
        Agere Systems, Inc.*....................  121,900     1,791,930
        Atmel Corp.*(a).........................  218,900     1,214,895
        Avnet, Inc.*(a).........................  111,887     2,239,978
        Freescale Semiconductor, Inc. - Class B*  168,700     4,959,780
        Intel Corp..............................  113,999     2,160,281

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
        Lam Research Corp.*.....................   19,300 $     899,766
        Novellus Systems, Inc.*(a)..............   65,000     1,605,500
        QLogic Corp.*...........................  146,200     2,520,488
        Texas Instruments, Inc..................   98,574     2,985,806
                                                          -------------
                                                             21,337,031
                                                          -------------
        SOFTWARE - 2.4%
        BMC Software, Inc.*.....................  222,400     5,315,360
        Microsoft Corp..........................  204,135     4,756,345
        Sybase, Inc.*...........................   49,572       961,697
                                                          -------------
                                                             11,033,402
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 5.8%
        Amdocs, Ltd.*...........................   57,200     2,093,520
        AT&T, Inc...............................  244,933     6,831,181
        BCE, Inc................................   14,400       340,560
        BellSouth Corp..........................   71,527     2,589,277
        Citizens Communications Co.(a)..........  225,700     2,945,385
        Corning, Inc.*..........................   30,864       746,600
        Harris Corp.............................   61,070     2,535,016
        Qwest Communications International,
          Inc.*(a)..............................   34,600       279,914
        Sprint Nextel Corp......................  125,251     2,503,768
        Verizon Communications, Inc.............  183,740     6,153,453
                                                          -------------
                                                             27,018,674
                                                          -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
        Millicom International Cellular S.A.*(a)    7,200       327,096
        NII Holdings, Inc.*.....................    3,800       214,244
                                                          -------------
                                                                541,340
                                                          -------------
        TOBACCO - 1.1%
        Altria Group, Inc.......................   69,935     5,135,327
        Reynolds American, Inc.(a)..............    1,900       219,070
                                                          -------------
                                                              5,354,397
                                                          -------------
        TRANSPORTATION - 0.4%
        Laidlaw International, Inc..............   67,200     1,693,440
                                                          -------------
        Total Common Stocks
        (Cost $404,163,525)                                 461,681,055
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/06 at 2.550% to
       be repurchased at $2,126,452 on
       07/03/06 collateralized by $2,170,000
       FHLMC 6.000% due 06/27/11 with a value
       of $2,170,000............................ $ 2,126,000 $   2,126,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................   7,102,254     7,102,254
                                                             -------------
     Total Short-Term Investments
     (Cost $9,228,254)                                           9,228,254
                                                             -------------

     TOTAL INVESTMENTS - 101.2%
     (Cost $413,391,779)                                       470,909,309

     Other Assets and Liabilities (net) - (1.2%)                (5,386,850)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 465,522,459
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.8%
           AIR FREIGHT & LOGISTICS - 0.8%
           Ryder System, Inc.(a)..............   25,703 $   1,501,826
                                                        -------------
           AUTO COMPONENTS - 0.8%
           Johnson Controls, Inc..............   16,900     1,389,518
                                                        -------------
           AUTOMOTIVE - 0.6%
           Oshkosh Truck Corp.................   21,378     1,015,883
                                                        -------------
           BANKS - 2.2%
           Colonial BancGroup, Inc. (The).....   25,032       642,822
           Cullen/Frost Bankers, Inc.(a)......   11,307       647,891
           Wilmington Trust Corp..............   10,714       451,917
           Zions Bancorporation...............   28,478     2,219,575
                                                        -------------
                                                            3,962,205
                                                        -------------
           BEVERAGES - 0.7%
           Pepsi Bottling Group, Inc..........   39,200     1,260,280
                                                        -------------
           BIOTECHNOLOGY - 2.5%
           BioMarin Pharmaceuticals, Inc.*....   59,500       855,015
           Illumina, Inc.*....................   17,750       526,465
           ImClone Systems, Inc.*(a)..........   13,080       505,411
           Millipore Corp.*...................   44,200     2,784,158
                                                        -------------
                                                            4,671,049
                                                        -------------
           BUILDING PRODUCTS - 0.2%
           Watsco, Inc........................    6,800       406,776
                                                        -------------
           CHEMICALS - 3.8%
           Airgas, Inc........................   51,000     1,899,750
           FMC Corp...........................   16,384     1,054,966
           Lyondell Chemical Co.(a)...........   32,820       743,701
           Rohm & Haas Co.....................   25,600     1,283,072
           Valspar Corp.......................   72,900     1,925,289
                                                        -------------
                                                            6,906,778
                                                        -------------
           COMMERCIAL SERVICES & SUPPLIES - 5.2%
           Brink's Co. (The)..................   16,000       902,560
           CSG Systems International, Inc.*(a)   22,450       555,413
           Fair Isaac Corp.(a)................   22,588       820,170
           Herman Miller, Inc.................   43,600     1,123,572
           Korn/Ferry International*..........   45,806       897,339
           Manpower, Inc......................   31,575     2,039,745
           MPS Group, Inc.*...................   80,412     1,211,005
           Quanta Services, Inc.*(a)..........   53,120       920,570
           Republic Services, Inc.............   14,736       594,450
           United Rentals, Inc.*(a)...........   17,300       553,254
                                                        -------------
                                                            9,618,078
                                                        -------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 0.6%
           CommScope, Inc.*...................   37,463     1,177,088
                                                        -------------
           COMMUNICATIONS SERVICES - 0.5%
           Alliance Data Systems Corp.*(a)....   16,344       961,354
                                                        -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMPUTERS & PERIPHERALS - 2.6%
        Seagate Technology*(a)..................   94,600 $   2,141,744
        Western Digital Corp.*(a)...............  136,248     2,699,073
                                                          -------------
                                                              4,840,817
                                                          -------------
        CONSTRUCTION & ENGINEERING - 0.9%
        Beazer Homes USA, Inc.(a)...............    6,886       315,861
        Granite Construction, Inc...............   27,700     1,253,979
                                                          -------------
                                                              1,569,840
                                                          -------------
        CONSTRUCTION MATERIALS - 0.9%
        Martin Marietta Materials, Inc..........   17,122     1,560,670
                                                          -------------
        CONTAINERS & PACKAGING - 0.6%
        Pactiv Corp.*...........................   25,400       628,650
        Sonoco Products Co......................   12,433       393,505
                                                          -------------
                                                              1,022,155
                                                          -------------
        ELECTRIC UTILITIES - 2.9%
        Allegheny Energy, Inc.*.................   32,700     1,212,189
        NSTAR...................................   28,053       802,316
        Pepco Holdings, Inc.....................   65,457     1,543,476
        Wisconsin Energy Corp...................   44,900     1,809,470
                                                          -------------
                                                              5,367,451
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.1%
        Arrow Electronics, Inc.*................   70,669     2,275,542
        Kemet Corp.*(a).........................  107,520       991,334
        Plexus Corp.*...........................   41,700     1,426,557
        Thomas & Betts Corp.*...................   35,258     1,808,736
        Vishay Intertechnology, Inc.*...........  132,700     2,087,371
        WESCO International, Inc.*..............   11,700       807,300
                                                          -------------
                                                              9,396,840
                                                          -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Cameron International Corp.*............   12,151       580,453
        Veritas DGC, Inc.*......................   19,600     1,010,968
                                                          -------------
                                                              1,591,421
                                                          -------------
        FINANCIAL - DIVERSIFIED - 4.6%
        A.G. Edwards, Inc.(a)...................   33,500     1,853,220
        Bear Stearns Cos., Inc..................    8,716     1,220,937
        Blackrock, Inc. - Class A(a)............   10,519     1,463,929
        First Marblehead Corp. (The)(a).........   17,225       980,792
        Jeffries Group, Inc.....................   50,400     1,493,352
        Raymond James Financial, Inc............   45,500     1,377,285
                                                          -------------
                                                              8,389,515
                                                          -------------
        FOOD PRODUCTS - 0.4%
        J.M. Smucker Co. (The)..................   15,800       706,260
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
        Applera Corp. - Applied Biosystems Group   41,400     1,339,290
        Dade Behring Holdings, Inc..............   15,292       636,759
        West Pharmaceutical Services, Inc.......   22,310       809,407
                                                          -------------
                                                              2,785,456
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - 1.0%
      Health Net, Inc.*............................   28,218 $   1,274,607
      Manor Care, Inc.(a)..........................   11,338       531,979
                                                             -------------
                                                                 1,806,586
                                                             -------------
      HOTELS, RESTAURANTS & LEISURE - 1.6%
      Bob Evans Farms, Inc.........................   32,069       962,391
      Darden Restaurants, Inc......................   27,314     1,076,171
      Pinnacle Entertainment, Inc.*(a).............   29,100       891,915
                                                             -------------
                                                                 2,930,477
                                                             -------------

      HOUSEHOLD DURABLES - 0.5%
      Newell Rubbermaid, Inc.......................   33,600       867,888
                                                             -------------
      INDUSTRIAL - DIVERSIFIED - 1.3%
      Crane Co.....................................   11,224       466,918
      Trinity Industries, Inc.(a)..................   47,100     1,902,840
                                                             -------------
                                                                 2,369,758
                                                             -------------
      INSURANCE - 6.3%
      American Financial Group, Inc................   25,401     1,089,703
      Assurant, Inc................................   42,600     2,061,840
      Fidelity National Financial, Inc.............   34,790     1,355,070
      Nationwide Financial Services, Inc. - Class A   20,100       886,008
      Ohio Casualty Corp...........................   28,286       840,943
      Old Republic International Corp..............   36,806       786,544
      Radian Group, Inc............................   49,161     3,037,167
      W.R. Berkley Corp............................   45,921     1,567,284
                                                             -------------
                                                                11,624,559
                                                             -------------
      INTERNET SOFTWARE & SERVICES - 1.0%
      CheckFree Corp.*.............................   31,874     1,579,675
      RealNetworks, Inc.*(a).......................   30,280       323,996
                                                             -------------
                                                                 1,903,671
                                                             -------------
      IT CONSULTING & SERVICES - 0.2%
      Computer Sciences Corp.*.....................    8,682       420,556
                                                             -------------
      MACHINERY - 5.2%
      Cummins, Inc.(a).............................   30,106     3,680,459
      Dover Corp...................................   17,400       860,082
      JLG Industries, Inc..........................   59,600     1,341,000
      Manitowoc Co., Inc. (The)....................   19,100       849,950
      Terex Corp.*.................................    9,700       957,390
      Timken Co....................................   53,695     1,799,319
                                                             -------------
                                                                 9,488,200
                                                             -------------
      MEDIA - 0.4%
      Washington Post Co. (The) - Class B..........      900       702,009
                                                             -------------
      METALS & MINING - 6.3%
      Arch Coal, Inc.(a)...........................   37,100     1,571,927
      Commercial Metals Co.........................   34,800       894,360
      Mueller Industries, Inc......................   15,200       502,056
      Nucor Corp...................................   35,572     1,929,781
      Peabody Energy Corp..........................   49,408     2,754,496

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         METALS & MINING - CONTINUED
         Phelps Dodge Corp......................    8,900 $     731,224
         Precision Castparts Corp...............   29,399     1,756,884
         Reliance Steel & Aluminum Co...........   12,100     1,003,695
         Southern Copper Corp.(a)...............    5,759       513,300
                                                          -------------
                                                             11,657,723
                                                          -------------
         OIL & GAS - 13.0%
         ENSCO International, Inc...............   40,901     1,882,264
         Frontier Oil Corp.(a)..................   26,560       860,544
         Grant Prideco, Inc.*...................   23,580     1,055,205
         Helmerich & Payne, Inc.................   25,571     1,540,908
         Hess Corp..............................   19,925     1,053,036
         Holly Corp.............................   15,050       725,410
         Hugoton Royalty Trust(a)...............    1,514        44,966
         MDU Resources Group, Inc...............   48,784     1,785,982
         National Fuel Gas Co.(a)...............   21,051       739,732
         Noble Energy, Inc......................   41,454     1,942,534
         Pride International, Inc.*.............   57,325     1,790,260
         Questar Corp...........................   34,442     2,772,237
         Smith International, Inc...............   38,870     1,728,549
         Tidewater, Inc.........................   67,198     3,306,142
         Unit Corp.*............................   16,600       944,374
         Valero Energy Corp.....................   27,000     1,796,040
                                                          -------------
                                                             23,968,183
                                                          -------------
         PHARMACEUTICALS - 1.7%
         Barr Pharmaceuticals, Inc.*............   20,726       988,423
         Endo Pharmaceuticals Holdings, Inc.*...   26,098       860,712
         King Pharmaceuticals, Inc.*(a).........   70,400     1,196,800
                                                          -------------
                                                              3,045,935
                                                          -------------
         REAL ESTATE - 4.3%
         AMB Property Corp. (REIT)..............   29,585     1,495,522
         BRE Properties, Inc. - Class A (REIT)..    9,300       511,500
         CB Richard Ellis Group, Inc. - Class A*   53,697     1,337,055
         FelCor Lodging Trust, Inc. (REIT)......   35,500       771,770
         Hospitality Properties Trust (REIT)....   18,959       832,679
         Jones Lang LaSalle, Inc.(a)............   13,520     1,183,676
         New Century Financial Corp. (REIT)(a)..   23,100     1,056,825
         Regency Centers Corp. (REIT)...........   11,300       702,295
                                                          -------------
                                                              7,891,322
                                                          -------------
         RETAIL - MULTILINE - 1.2%
         BJ's Wholesale Club, Inc.*(a)..........   31,388       889,850
         J.C. Penney Co., Inc...................   20,100     1,356,951
                                                          -------------
                                                              2,246,801
                                                          -------------
         RETAIL - SPECIALTY - 5.8%
         American Eagle Outfitters, Inc.........   55,568     1,891,535
         AnnTaylor Stores Corp.*................   45,400     1,969,452
         AutoNation, Inc.*......................   28,573       612,605
         Barnes & Noble, Inc....................   34,919     1,274,543

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - SPECIALTY - CONTINUED
      Circuit City Stores, Inc....................   26,800 $     729,496
      Dollar Tree Stores, Inc.*...................   30,233       801,175
      Men's Wearhouse, Inc. (The).................   23,900       724,170
      MSC Industrial Direct Co., Inc. - Class A...   17,400       827,718
      Polo Ralph Lauren Corp......................   20,617     1,131,873
      Ross Stores, Inc............................   26,200       734,910
                                                            -------------
                                                               10,697,477
                                                            -------------
      ROAD & RAIL - 1.6%
      CSX Corp....................................   41,800     2,944,392
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.2%
      Fairchild Semiconductor International, Inc.*   79,150     1,438,155
      Lam Research Corp.*.........................   33,342     1,554,404
      ON Semiconductor Corp.*(a)..................  109,400       643,272
      TriQuint Semiconductor, Inc.*...............  110,580       493,187
                                                            -------------
                                                                4,129,018
                                                            -------------
      SOFTWARE - 0.4%
      Transaction Systems Architects, Inc. -
        Class A*..................................   19,664       819,792
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
      Amdocs, Ltd.*...............................   38,700     1,416,420
      Harris Corp.................................   57,704     2,395,293
                                                            -------------
                                                                3,811,713
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.5%
      NII Holdings, Inc.*.........................   16,290       918,430
                                                            -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Brown Shoe Co., Inc.........................   15,550       529,944
      Carter's, Inc.*.............................   22,000       581,460
                                                            -------------
                                                                1,111,404
                                                            -------------
      TRANSPORTATION - 1.9%
      Con-way, Inc................................   60,416     3,499,899
                                                            -------------
      TRUCKING & FREIGHT FORWARDING - 0.4%
      Landstar System, Inc........................   15,500       732,065
                                                            -------------
      Total Common Stocks
      (Cost $163,840,689)                                     179,689,118
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 15.2%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 3.400% to
        be repurchased at $7,657,169 on
        07/03/06 collateralized by $7,810,000
        FHLMC, due 06/27/11 with a value of
        $7,810,000............................. $ 7,655,000 $  7,655,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  20,328,906   20,328,906
                                                            ------------
      Total Short-Term Investments
      (Cost $27,983,906)                                      27,983,906
                                                            ------------

      TOTAL INVESTMENTS - 113.0%
      (Cost $191,824,595)                                    207,673,024

      Other Assets and Liabilities (net) - (13.0%)           (23,949,832)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $183,723,192
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 94.3%
      AEROSPACE & DEFENSE - 3.0%
      Aeroflex, Inc.*................................ 31,600 $     368,772
      Curtiss-Wright Corp............................  8,400       259,392
      DRS Technologies, Inc.......................... 11,100       541,125
                                                             -------------
                                                                 1,169,289
                                                             -------------
      BANKS - 2.1%
      Beverly Hills Bancorp, Inc..................... 36,500       351,130
      Sterling Financial Corp. of Spokane............  3,500       106,785
      UCBH Holdings, Inc............................. 22,200       367,188
                                                             -------------
                                                                   825,103
                                                             -------------
      BIOTECHNOLOGY - 0.8%
      Charles River Laboratories International, Inc.*  8,250       303,600
                                                             -------------
      CHEMICALS - 1.7%
      Agrium, Inc.................................... 28,600       664,092
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 6.7%
      Aleris International, Inc.*.................... 10,700       490,595
      Aviall, Inc.*..................................  9,700       460,944
      HMS Holdings Corp.*............................ 77,850       834,552
      Nobel Learning Communities, Inc.*..............  3,600        36,000
      Pediatrix Medical Group, Inc.*.................  5,900       267,270
      WCA Waste Corp.*............................... 62,100       512,325
                                                             -------------
                                                                 2,601,686
                                                             -------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 2.4%
      CommScope, Inc.*............................... 29,600       930,032
                                                             -------------
      CONSTRUCTION & ENGINEERING - 6.1%
      Chicago Bridge & Iron Co. N.V.................. 16,100       388,815
      Foster Wheeler Ltd.*........................... 21,900       946,080
      Insituform Technologies, Inc.*................. 17,500       400,575
      Washington Group International, Inc............ 11,800       629,412
                                                             -------------
                                                                 2,364,882
                                                             -------------
      CONSTRUCTION MATERIALS - 0.9%
      EMCOR Group, Inc.*.............................  7,100       345,557
                                                             -------------
      ELECTRIC UTILITIES - 1.7%
      NGP Capital Resources Co....................... 16,900       247,247
      Pike Electric Corp.*........................... 22,400       431,424
                                                             -------------
                                                                   678,671
                                                             -------------
      ELECTRICAL EQUIPMENT & SERVICES - 2.6%
      General Cable Corp.*........................... 18,700       654,500
      Regal-Beloit Corp..............................  8,400       370,860
                                                             -------------
                                                                 1,025,360
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
      Anixter International, Inc..................... 12,400       588,504
                                                             -------------
      ENERGY EQUIPMENT & SERVICES - 1.6%
      Mirant Corp.*.................................. 10,000       268,000
      Oil States International, Inc.*................ 10,400       356,512
                                                             -------------
                                                                   624,512
                                                             -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         FINANCIAL - DIVERSIFIED - 3.9%
         MCG Capital Corp........................  22,300 $     354,570
         Prospect Energy Corp....................  24,200       411,158
         Tortoise Energy Capital Corp............  16,000       344,800
         Tortoise Energy Infrastructure Corp.....  13,800       394,818
                                                          -------------
                                                              1,505,346
                                                          -------------
         FOOD PRODUCTS - 0.7%
         Chiquita Brands International, Inc......  19,600       270,088
                                                          -------------
         FOOD RETAILERS - 1.0%
         Nash Finch Co...........................  17,600       374,704
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
         Beckman Coulter, Inc....................   3,100       172,205
         Cooper Cos., Inc. (The).................   9,400       416,326
         Hanger Orthopedic Group, Inc.*..........  25,800       215,688
         Kinetic Concepts, Inc.*.................  19,700       869,755
         Laserscope*.............................   7,600       234,156
         PerkinElmer, Inc........................  19,050       398,145
                                                          -------------
                                                              2,306,275
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 3.9%
         Healthspring, Inc.*.....................  31,700       594,375
         Inyx, Inc.*............................. 101,200       263,120
         LifePoint Hospitals, Inc.*..............  10,500       337,365
         Option Care, Inc........................  27,700       331,846
                                                          -------------
                                                              1,526,706
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 3.9%
         Century Casinos, Inc.*..................  41,100       440,181
         Lakes Entertainment, Inc.*..............  49,300       596,037
         Penn National Gaming, Inc.*.............  11,900       461,482
                                                          -------------
                                                              1,497,700
                                                          -------------
         INSURANCE - 4.2%
         Arch Capital Group, Ltd.*...............   7,300       434,058
         Endurance Specialty Holdings, Ltd.......   7,150       228,800
         Odyssey Re Holdings Corp................  23,200       611,320
         Platinum Underwriters Holdings, Ltd.....   8,000       223,840
         Safety Insurance Group, Inc.............   2,450       116,498
                                                          -------------
                                                              1,614,516
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 2.1%
         Corillian Corp.*........................ 186,400       557,336
         Openwave Systems, Inc.*.................  12,000       138,480
         United Online, Inc......................  11,000       132,000
                                                          -------------
                                                                827,816
                                                          -------------
         MACHINERY - 4.6%
         AGCO Corp.*.............................  23,500       618,520
         Bucyrus International, Inc. - Class A...   5,225       263,862
         Insteel Industries, Inc.................   5,600       135,520
         Terex Corp.*............................   3,400       335,580
         Watts Water Technologies, Inc. - Class A  13,300       446,215
                                                          -------------
                                                              1,799,697
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          -------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          -------------------------------------------------------------

          METALS & MINING - 8.1%
          Cameco Corp............................. 11,600 $     463,652
          Century Aluminum Co.*...................  9,300       331,917
          Northern Orion Resources, Inc.*......... 61,900       300,834
          Northwest Pipe Co.*.....................  3,800        96,140
          Novamerican Steel, Inc.*................  4,500       182,115
          Oregon Steel Mills, Inc.*...............  9,900       501,534
          RTI International Metals, Inc.*......... 12,100       675,664
          Uranium Resources, Inc.*................ 89,200       455,812
          Yamana Gold, Inc.*...................... 15,200       150,024
                                                          -------------
                                                              3,157,692
                                                          -------------
          OIL & GAS - 11.1%
          Atwood Oceanics, Inc.*.................. 14,900       739,040
          Helix Energy Solutions Group, Inc.*..... 14,500       585,220
          McMoRan Exploration Co.*................ 28,200       496,320
          Parallel Petroleum Corp.*............... 15,200       375,592
          Petrohawk Energy Corp.*................. 29,700       374,220
          Southern Union Co....................... 34,700       938,982
          Superior Energy Services, Inc.*.........  6,600       223,740
          Willbros Group, Inc.*................... 29,500       558,730
                                                          -------------
                                                              4,291,844
                                                          -------------
          PHARMACEUTICALS - 1.2%
          Par Pharmaceutical Cos., Inc.*.......... 18,350       338,741
          SFBC International, Inc.*...............  8,400       127,344
                                                          -------------
                                                                466,085
                                                          -------------
          REAL ESTATE - 8.3%
          Annaly Mortgage Management, Inc. (REIT). 18,500       236,985
          Fieldstone Investment Corp. (REIT)...... 38,100       348,996
          GMH Communities Trust (REIT)............  9,100       119,938
          JER Investors Trust, Inc. (REIT)........ 24,500       380,975
          KKR Financial Corp. (REIT).............. 22,700       472,387
          MFA Mortgage Investments, Inc. (REIT)... 37,700       259,376
          MortgageIT Holdings, Inc. (REIT)........ 37,100       447,426
          Newcastle Investment Corp. (REIT)....... 14,000       354,480
          Novastar Financial, Inc. (REIT)......... 19,400       613,234
                                                          -------------
                                                              3,233,797
                                                          -------------
          RETAIL - MULTILINE - 1.2%
          Stein Mart, Inc......................... 21,400       316,720
          Tuesday Morning Corp....................  9,900       130,185
                                                          -------------
                                                                446,905
                                                          -------------
          SOFTWARE - 1.5%
          Applix, Inc.*........................... 28,400       209,592
          Lawson Software, Inc.*.................. 53,100       355,770
                                                          -------------
                                                                565,362
                                                          -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
          Fairpoint Communications, Inc........... 23,900       344,160
                                                          -------------

      -------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      TRANSPORTATION - 0.7%
      Old Dominion Freight Line, Inc.*...........      7,600 $   285,684
                                                             -----------
      Total Common Stocks
      (Cost $37,180,441)                                      36,635,665
                                                             -----------

      SHORT-TERM INVESTMENT - 7.1%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 2.550% to
        be repurchased at $2,745,583 on
        07/03/06 collateralized by $ 2,800,000
        FHLMC 5.375% due 05/2/08 with a value
        of $2,800,000
        (Cost $2,745,000)........................ $2,745,000   2,745,000
                                                             -----------

      TOTAL INVESTMENTS - 101.4%
      (Cost $39,925,441)                                      39,380,665

      Other Assets and Liabilities (net) - (1.4%)               (544,071)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $38,836,594
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 94.2%
       ADVERTISING - 1.4%
       Advanstar Communications, Inc.
         10.750%, due 08/15/10.................. $   125,000 $    134,688
        Series B 12.000%, due 02/15/11..........     175,000      185,062
       Advanstar, Inc., Series B 0.000%/15.000%,
         due 10/15/11(a)........................     175,000      184,188
       Lamar Media Corp. 6.625%, due 08/15/15...     100,000       93,000
       WDAC Subsidiary Corp. 8.375%, due
         12/01/14(b)............................     475,000      469,062
                                                             ------------
                                                                1,066,000
                                                             ------------
       AEROSPACE & DEFENSE - 1.7%
       Alliant Techsystems, Inc. 6.750%, due
         04/01/16...............................     275,000      265,375
       DRS Technologies, Inc. 6.625%, due
         02/01/16...............................     300,000      291,750
       K&F Acquisition, Inc. 7.750%, due
         11/15/14...............................     125,000      123,750
       L-3 Communications Corp.
         6.125%, due 01/15/14...................     425,000      405,875
        6.375%, due 10/15/15....................     200,000      192,000
                                                             ------------
                                                                1,278,750
                                                             ------------
       AGRICULTURE - 0.8%
       Eurofresh, Inc. 11.500%, due 01/15/13
         (144A)(b)..............................     275,000      270,875
       Reynolds American, Inc. 7.750%, due
         06/01/18(b)............................     350,000      337,750
                                                             ------------
                                                                  608,625
                                                             ------------
       APPAREL & TEXTILES - 0.1%
       Phillips-Van Heusen Corp. 8.125%, due
         05/01/13...............................     100,000      102,750
                                                             ------------
       AUTO COMPONENTS - 3.1%
       Advanced Accessory Systems LLC 10.750%,
         due 06/15/11...........................     200,000      206,500
       American Tire Distributors Holdings, Inc.
         10.750%, due 04/01/13..................     150,000      137,250
       Cooper Standard Automotive, Inc. 8.375%,
         due 12/15/14...........................     350,000      277,812
       Hertz Corp. 8.875%, due 01/01/14
         (144A)(b)..............................     175,000      180,250
       Rexnord Corp. 10.125%, due 12/15/12......     200,000      221,468
       Stanadyne Corp. Series 1 10.000%, due
         08/15/14...............................     250,000      235,000
       Stanadyne Holdings, Inc. 0.000%/12.000%,
         due 02/15/15(a)........................     125,000       63,125
       Stoneridge, Inc. 11.500%, due 05/01/12...     200,000      193,000
       Tenneco Automotive, Inc. 8.625%, due
         11/15/14...............................     200,000      200,500

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     AUTO COMPONENTS - CONTINUED
     TRW Automotive, Inc.
       9.375%, due 02/15/13....................... $    75,000 $     80,063
      11.000%, due 02/15/13.......................     285,000      312,787
     United Components, Inc. 9.375%, due
       06/15/13...................................     250,000      247,500
                                                               ------------
                                                                  2,355,255
                                                               ------------
     AUTOMOBILES - 0.5%
     General Motors Corp.
       7.125%, due 07/15/13.......................     200,000      165,500
      8.375%, due 07/15/33........................     250,000      202,500
                                                               ------------
                                                                    368,000
                                                               ------------
     AUTOMOTIVE LOANS - 1.6%
     Ford Motor Credit Co.
       7.250%, due 10/25/11.......................     900,000      799,212
      7.450%, due 07/16/31........................     550,000      400,125
                                                               ------------
                                                                  1,199,337
                                                               ------------
     BEVERAGES - 0.5%
     Constellation Brands, Inc., Series B 8.000%,
       due 02/15/08...............................     150,000      153,375
     Cott Beverages USA, Inc.
       8.000%, due 12/15/11.......................     250,000      250,625
                                                               ------------
                                                                    404,000
                                                               ------------
     BIOTECHNOLOGY - 0.6%
     Fisher Scientific International, Inc. 6.125%,
       due 07/01/15...............................     475,000      460,156
                                                               ------------
     BUILDING MATERIALS - 1.7%
     Goodman Global Holding Co., Inc.
       8.329%, due 06/15/12(c)....................      72,000       72,360
      7.875%, due 12/15/12........................     250,000      240,000
     Interline Brands, Inc. 8.125%, due
       06/15/14...................................     175,000      175,437
     Nortek, Inc. 8.500%, due 09/01/14............     100,000       97,250
     NTK Holdings, Inc.
       0.000%/ 10.750%, due 03/01/14(a)...........     200,000      145,750
     Panolam Industries International, Inc.
       10.750%, due 10/01/13 (144A)(b)............     275,000      268,125
     Texas Industries, Inc. 7.250%, due
       07/15/13...................................      50,000       49,750
     U.S. Concrete, Inc. 8.375%, due 04/01/14.....     250,000      253,750
                                                               ------------
                                                                  1,302,422
                                                               ------------
     BUSINESS SERVICES - 0.8%
     Lamar Media Corp. 7.250%, due 01/01/13.......     175,000      171,937
     RH Donnelley Corp.
       6.875%, due 01/15/13(b)....................     300,000      277,500
      8.875%, due 01/15/16 (144A)(b)..............     200,000      202,750
                                                               ------------
                                                                    652,187
                                                               ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CHEMICALS - 1.9%
     Equistar Chemicals LP/Equistar Funding Corp.
       10.125%, due 09/01/08..................... $   250,000 $    264,375
     Huntsman International LLC
       10.125%, due 07/01/09.....................     258,000      263,160
     Lyondell Chemical Co.
       9.500%, due 12/15/08......................     162,000      167,265
      Series A 9.625%, due 05/01/07..............      75,000       76,500
     Nalco Co. 8.875%, due 11/15/13..............     275,000      278,437
     PQ Corp. 7.500%, due 02/15/13...............     175,000      165,375
     Union Carbide Chemicals & Plastics Co., Inc.
       7.875%, due 04/01/23......................     175,000      183,251
     Union Carbide Corp. 7.500%, due
       06/01/25..................................      50,000       51,063
                                                              ------------
                                                                 1,449,426
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 2.0%
     Brand Services, Inc. 12.000%, due
       10/15/12..................................     325,000      368,062
     Education Management LLC 10.250%, due
       06/01/16(b)...............................     250,000      250,000
     Hertz Corp. 10.500%, due 01/01/16
       (144A)(b).................................     350,000      372,750
     Insurance Auto Auctions, Inc. 11.000%, due
       04/01/13..................................     275,000      272,250
     iPayment, Inc. 9.750%, due 05/15/14
       (144A)(b).................................     150,000      150,000
     NationsRent, Inc. 9.500%, due 10/15/10......     150,000      160,500
                                                              ------------
                                                                 1,573,562
                                                              ------------
     COMPUTERS & PERIPHERALS - 0.6%
     Activant Solutions, Inc. 9.500%, due
       05/01/16(b)...............................      75,000       72,938
     Seagate Technology HDD Holdings 8.000%,
       due 05/15/09..............................     225,000      231,750
     SMART Modular Technologies, Inc. 11.008%,
       due 04/01/12(c)...........................     162,000      172,327
                                                              ------------
                                                                   477,015
                                                              ------------
     CONTAINERS & PACKAGING - 2.4%
     Ball Corp. 6.625%, due 03/15/18.............     150,000      140,250
     Berry Plastics Corp. 10.750%, due
       07/15/12..................................     325,000      353,437
     Crown Americas, LLC 7.750%, due 11/15/15
       (144A)(b).................................     175,000      173,250
     Graphic Packaging International Corp.
       9.500%, due 08/15/13......................     375,000      373,125
     Greif, Inc. 8.875%, due 08/01/12............     225,000      237,938
     Owens-Illinois, Inc. 8.100%, due 05/15/07...     350,000      353,500
     Plastipak Holdings, Inc.
       8.500%, due 12/15/15 (144A)(b)............     125,000      125,625

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CONTAINERS & PACKAGING - CONTINUED
     Russell-Stanley Holdings, Inc. 9.000%, due
       11/30/08 (144A)*(d)(f)(i)................. $    18,258 $      5,079
     Smurfit-Stone Container Enterprises, Inc.
       9.750%, due 02/01/11......................      75,000       77,438
                                                              ------------
                                                                 1,839,642
                                                              ------------
     ELECTRIC UTILITIES - 4.2%
     CMS Energy Corp. 7.500%, due 01/15/09.......     200,000      203,500
     Edison Mission Energy
       7.730%, due 06/15/09......................     225,000      228,375
      7.750%, due 06/15/16 (144A)(b).............     400,000      395,000
     FPL Energy National Wind 6.125%, due
       03/25/19 (144A)(b)........................     117,738      114,256
     Inergy LP/Inergy Finance Corp. 6.875%, due
       12/15/14..................................     275,000      257,125
     Nevada Power Co.
       9.000%, due 08/15/13......................     260,000      282,710
      5.875%, due 01/15/15.......................      50,000       47,668
      Series I6.500%, due 04/15/12...............     300,000      299,898
     NorthWestern Corp. 5.875%, due
       11/01/14..................................      75,000       73,854
     NRG Energy, Inc.
       7.250%, due 02/01/14......................     125,000      122,187
      7.375%, due 02/01/16.......................     250,000      244,375
     PSEG Energy Holdings LLC
       8.625%, due 02/15/08......................     200,000      206,000
      10.000%, due 10/01/09......................     250,000      271,250
     Sierra Pacific Resources 6.750%, due
       08/15/17..................................     200,000      189,964
     TECO Energy, Inc. 6.750%, due 05/01/15......      75,000       73,313
     VeraSun Energy 9.875%, due 12/15/12(b)......     175,000      185,500
                                                              ------------
                                                                 3,194,975
                                                              ------------
     ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
     Superior Essex Communications LLC/Essex
       Group, Inc. 9.000%, due 04/15/12..........     250,000      255,000
                                                              ------------
     ENERGY - 0.8%
     Atlas Pipeline Partners, L.P. 8.125%, due
       12/15/15 (144A)(b)........................     100,000      100,125
     Pacific Energy Partners LP / Pacific Energy
       Finance Corp. 6.250%, due 09/15/15........     175,000      170,625
     SemGroup LP 8.750%, due 11/15/15
       (144A)(b).................................     200,000      200,000
     Transcontinental Gas Pipe Line Corp. 6.400%,
       due 04/15/16 (144A)(b)....................     125,000      120,313
                                                              ------------
                                                                   591,063
                                                              ------------
     ENTERTAINMENT & LEISURE - 2.8%
     AMC Entertainment, Inc. 9.875%, due
       02/01/12..................................     225,000      225,000
     Cinemark USA, Inc. 9.000%, due 02/01/13.....     150,000      158,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     ENTERTAINMENT & LEISURE - CONTINUED
     Cinemark, Inc. 0.000%/ 9.750%, due
       03/15/14(a)................................ $   500,000 $    390,000
     Herbst Gaming, Inc. 7.000%, due
       11/15/14...................................     175,000      167,125
     HRP Myrtle Beach Operations LLC/HRP Myrtle
       Beach Capital Corp. 9.818%, due 04/01/12
       (144A)(b)(c)...............................     200,000      199,000
     Jacobs Entertainment, Inc. 9.750%, due
       06/15/14 (144A)(b).........................     175,000      176,750
     Penn National Gaming, Inc. 6.750%, due
       03/01/15...................................     250,000      234,375
     Steinway Musical Instruments, Inc. 7.000%,
       due 03/01/14 (144A)(b).....................      75,000       72,938
     Tunica-Biloxi Gaming Authority 9.000%, due
       11/15/15 (144A)(b).........................     175,000      180,250
     Universal City Development Partners 11.750%,
       due 04/01/10...............................     375,000      410,156
                                                               ------------
                                                                  2,213,844
                                                               ------------
     ENVIRONMENTAL SERVICES - 0.8%
     Allied Waste North America, Inc. 7.125%, due
       05/15/16 (144A)(b).........................     200,000      189,500
     Clean Harbors, Inc. 11.250%, due
       07/15/12...................................     130,000      146,900
     IMCO Recycling, Inc. 10.375%, due
       10/15/10...................................     225,000      244,125
                                                               ------------
                                                                    580,525
                                                               ------------
     FINANCIAL - DIVERSIFIED - 6.5%
     AAC Group Holding Corp.
       0.000%/10.250%, due 10/01/12(a)............     300,000      235,500
      12.750%, due 10/01/12 (144A)(b)(d)..........      75,000       75,375
     AMR HoldCo, Inc./EmCare HoldCo, Inc.
       10.000%, due 02/15/15......................     150,000      157,875
     BCP Crystal U.S. Holdings Corp. 9.625%, due
       06/15/14...................................     179,000      195,110
     Crystal U.S. Holdings 3 LLC, Series B 0.000%/
       10.500%, due 10/01/14(a)...................     600,000      472,500
     Galaxy Entertainment Finance Co., Ltd.
       9.875%, due 12/15/12 (144A)(b).............     275,000      287,375
     General Motors Acceptance Corp.
       6.875%, due 09/15/11.......................     550,000      525,348
      8.000%, due 11/01/31........................     700,000      674,580
     Global Cash Access LLC/Global Cash Finance
       Corp. 8.750%, due 03/15/12.................     179,000      189,516
     Hexion US Finance Corp./Hexion Nova Scotia
       Finance ULC 9.000%, due 07/15/14...........     400,000      407,000
     JSG Funding 9.625%, due 10/01/12.............     250,000      258,750
     Nalco Finance Holdings LLC 0.000%/ 9.000%,
       due 02/01/14(a)............................     216,000      163,080

     ------------------------------------------------------------------------
     SECURITY                                        PAR            VALUE
     DESCRIPTION                                    AMOUNT         (NOTE 2)
     ------------------------------------------------------------------------

     FINANCIAL - DIVERSIFIED - CONTINUED
     Nell AF SARL 8.375%, due 08/15/15
       (144A)(b)................................. $   375,000    $    362,344
     Southern Star Central Corp. 6.750%, due
       03/01/16 (144A)(b)........................      50,000          48,250
     UGS Corp. 10.000%, due 06/01/12.............     225,000         243,000
     Visant Corp. 7.625%, due 10/01/12...........     250,000         243,750
     Visant Holding Corp. 0.000%/ 10.250%, due
       12/01/13(a)...............................     625,000         493,750
                                                                 ------------
                                                                    5,033,103
                                                                 ------------
     FOOD & DRUG RETAILING - 0.6%
     ASG Consolidated LLC/ASG Finance, Inc.
       0.000%/11.500%, due 11/01/11(a)...........     525,000         444,938
                                                                 ------------
     FOOD PRODUCTS - 2.2%
     B&G Foods, Inc. 8.000%, due 10/01/11........     225,000         226,125
     Birds Eye Foods, Inc. 11.875%, due
       11/01/08..................................      63,000          64,496
     Del Monte Corp. 6.750%, due 02/15/15........     425,000         396,312
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08..............................     125,000         101,563
     Michael Foods, Inc. 8.000%, due 11/15/13....     325,000         320,938
     Pierre Foods, Inc. 9.875%, due 07/15/12.....     300,000         306,750
     Pilgrim's Pride Corp. 9.250%, due 11/15/13..     100,000         100,250
     Smithfield Foods, Inc., Series B 7.750%, due
       05/15/13..................................     150,000         147,750
                                                                 ------------
                                                                    1,664,184
                                                                 ------------
     FOOD RETAILERS - 0.5%
     Couch-Tard US LP/Couche-Tard Finance Corp.
       7.500%, due 12/15/13......................     350,000         350,000
                                                                 ------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
     CDRV Investors, Inc. 9.625%, due
       01/01/15(a)...............................     725,000         493,000
     Leiner Health Products, Inc. 11.000%, due
       06/01/12..................................     175,000         166,469
     Safety Products Holdings, Inc. 11.750%, due
       01/01/12(d)...............................     275,209         287,593
     Vanguard Health Holding Co. II 9.000%, due
       10/01/14..................................     250,000         250,625
     VWR International, Inc. 8.000%, due
       04/15/14..................................     250,000         244,063
     WH Holdings Ltd./WH Capital Corp. 9.500%,
       due 04/01/11..............................     190,000         209,000
                                                                 ------------
                                                                    1,650,750
                                                                 ------------
     HEALTH CARE PROVIDERS & SERVICES - 4.2%
     Accellent, Inc. 10.500%, due 12/01/13.......     225,000         231,187
     Ameripath, Inc. 10.500%, due 04/01/13.......     400,000         421,500
     Bio-Rad Laboratories, Inc. 6.125%, due
       12/15/14..................................     225,000         207,563
     Concentra Operating Corp. 9.500%, due
       08/15/10..................................     225,000         234,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      CRC Health Corp. 10.750%, due 02/01/16
        (144A)(b)................................ $   225,000 $    230,062
      HCA, Inc.
        8.750%, due 09/01/10.....................     375,000      397,224
       6.750%, due 07/15/13......................     300,000      287,978
       7.500%, due 11/06/33......................     275,000      252,721
       6.375%, due 01/15/15......................     400,000      372,620
      National Mentor Holdings, Inc. 11.250%, due
        07/01/14 (144A)(b).......................     225,000      230,062
      Omnicare, Inc. 6.875%, due 12/15/15........     250,000      238,750
      Psychiatric Solutions, Inc. 7.750%, due
        07/15/15.................................     150,000      147,563
                                                              ------------
                                                                 3,251,230
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 7.1%
      155 East Tropicana LLC/155 East Tropicana
        Finance Corp. 8.750%, due 04/01/12.......     250,000      239,375
      Boyd Gaming Corp.
        7.750%, due 12/15/12.....................     175,000      177,406
       8.750%, due 04/15/12......................     100,000      105,250
      Caesars Entertainment, Inc. 8.125%, due
        05/15/11.................................     300,000      317,625
      Dave & Buster's, Inc. 11.250%, due 03/15/14
        (144A)(b)................................     150,000      144,750
      Gaylord Entertainment Co. 6.750%, due
        11/15/14.................................     175,000      164,938
      Intrawest Corp. 7.500%, due 10/15/13.......     275,000      275,000
      Kerzner International, Ltd. 6.750%, due
        10/01/15.................................     300,000      314,625
      Landry's Restaurants, Inc. 7.500%, due
        12/15/14.................................     225,000      207,563
      Majestic Star Casino LLC 9.500%, due
        10/15/10.................................      50,000       52,625
      Mandalay Resort Group
        9.500%, due 08/01/08.....................     125,000      132,813
       8.500%, due 09/15/10......................     150,000      156,563
       9.375%, due 02/15/10......................      18,000       19,035
      MGM MIRAGE, Inc.
        9.750%, due 06/01/07.....................     500,000      516,250
       Series B 10.250%, due 08/01/07............     550,000      572,687
      MTR Gaming Group, Inc.
        9.000%, due 06/01/12 (144A)(b)...........     100,000      100,875
       Series B 9.750%, due 04/01/10.............     225,000      238,781
      Park Place Entertainment Corp. 7.875%, due
        03/15/10.................................     275,000      286,687
      Royal Caribbean Cruises, Ltd.
        7.250%, due 06/15/16.....................      75,000       74,645
       8.000%, due 05/15/10......................     175,000      183,837
      San Pasqual Casino 8.000%, due 09/15/13
        (144A)(b)................................     200,000      200,500

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE - CONTINUED
     Starwood Hotels & Resorts Worldwide, Inc.
       7.375%, due 05/01/07...................... $   350,000 $    353,937
      7.875%, due 05/01/12.......................     100,000      104,875
     Station Casinos, Inc.
       6.000%, due 04/01/12......................     125,000      117,656
      6.500%, due 02/01/14.......................     200,000      187,000
     Wynn Las Vegas LLC/Wynn Las Vegas Capital
       6.625%, due 12/01/14......................     225,000      213,188
                                                              ------------
                                                                 5,458,486
                                                              ------------
     HOUSEHOLD PRODUCTS - 3.5%
     ALH Finance LLC/ALH Finance Corp. 8.500%,
       due 01/15/13..............................     400,000      388,000
     American Achievement Corp. 8.250%, due
       04/01/12..................................     175,000      173,250
     Ames True Temper, Inc. 10.000%, due
       07/15/12..................................     275,000      225,500
     Church & Dwight Co., Inc. 6.000%, due
       12/15/12..................................     250,000      232,500
     Glenoit Corp. 11.000%, due
       04/15/07*(f)(g)(h)........................      50,000            0
     Jarden Corp. 9.750%, due 05/01/12...........     250,000      256,250
     Norcraft Cos. LP/Norcraft Finance Corp.
       9.000%, due 11/01/11......................     150,000      153,375
     Norcraft Holdings LP/Norcraft Capital Corp.
       0.000%/ 9.750%, due 09/01/12(a)...........     400,000      326,000
     Sealy Mattress Co. 8.250%, due 06/15/14.....     175,000      175,875
     Spectrum Brands, Inc.
       7.375%, due 02/01/15......................     400,000      327,000
      8.500%, due 10/01/13.......................     100,000       86,000
     Visant Holdings Corp. 8.750%, due 12/01/13
       (144A)(b).................................     350,000      339,500
                                                              ------------
                                                                 2,683,250
                                                              ------------
     HOUSEHOLD PRODUCTS/WARES - 0.2%
     American Greetings 7.375%, due 06/01/16.....     175,000      176,750
                                                              ------------
     INDUSTRIAL - DIVERSIFIED - 2.5%
     Amsted Industries, Inc. 10.250%, due
       10/15/11 (144A)(b)........................     100,000      107,500
     Covalence Specialty Materials Corp. 10.250%,
       due 03/01/16 (144A)(b)....................     300,000      289,500
     Da-Lite Screen Co., Inc. 9.500%, due
       05/15/11..................................     250,000      266,250
     Koppers, Inc. 9.875%, due 10/15/13..........     152,000      163,780
     Neenah Co. 11.000%, due 09/30/10
       (144A)(b).................................     191,000      207,235
     Norcross Safety Products LLC/Norcoss Capital
       Co., Series B 9.875%, due 08/15/11........     250,000      260,625
     Nutro Products, Inc. 10.750%, due 04/15/14
       (144A)(b).................................     125,000      129,219

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     INDUSTRIAL - DIVERSIFIED - CONTINUED
     Reddy Ice Holdings, Inc. 0.0000%/10.500%,
       due 11/01/12(a)........................... $   325,000 $    263,250
     Ryerson Tull, Inc. 9.125%, due 07/15/06.....     150,000      150,000
     Stena AB 7.000%, due 12/01/16...............     125,000      115,625
                                                              ------------
                                                                 1,952,984
                                                              ------------
     INTERNET & CATALOG RETAIL - 0.3%
     FTD, Inc. 7.750%, due 02/15/14..............     194,000      192,060
                                                              ------------
     LEISURE EQUIPMENT & PRODUCTS - 0.5%
     Knowledge Learning Center, Inc. 7.750%, due
       02/01/15 (144A)(b)........................     425,000      391,000
                                                              ------------
     MACHINERY - 0.4%
     Case New Holland, Inc. 9.250%, due
       08/01/11..................................     275,000      290,813
     Clark Material Handling Company, Series D
       10.750%, due 11/15/06*(f)(h)..............     150,000            0
                                                              ------------
                                                                   290,813
                                                              ------------
     MEDIA - 6.9%
     CBD Media Holdings LLC 9.250%, due
       07/15/12..................................     425,000      425,000
     CCH I Holdings LLC 9.920%, due 04/01/14.....     135,000       81,675
     CCH I LLC 11.000%, due 10/01/15.............     167,000      146,960
     Charter Communications 10.250%, due
       09/15/10..................................     500,000      503,750
     CSC Holdings, Inc. 7.250%, due 07/15/08.....     175,000      176,094
     CSC Holdings, Inc., Senior Notes 7.875%, due
       12/15/07..................................     200,000      203,000
     Dex Media, Inc. 0.000%/ 9.000%, due
       11/15/13(a)...............................     225,000      190,687
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 03/15/13......................     211,000      222,077
      6.375%, due 06/15/15.......................     175,000      162,312
     EchoStar DBS Corp.
       5.750%, due 10/01/08......................     225,000      220,500
      6.375%, due 10/01/11.......................     200,000      192,000
     Houghton Mifflin Co. 0.000%/11.500%, due
       10/15/13(a)...............................     225,000      186,750
     IESY Repository GMBH 10.375%, due
       02/15/15 (144A)(b)........................     200,000      192,000
     Kabel Deutschland GMBH 10.625%, due
       07/01/14 (144A)(b)........................     550,000      583,000
     LodgeNet Entertainment Corp. 9.500%, due
       06/15/13..................................     175,000      187,250
     NBC Acquisition Corp. 0.000%/11.000%, due
       03/15/13(a)...............................     175,000      129,938
     Nebraska Book Co., Inc. 8.625%, due
       03/15/12..................................     250,000      233,750
     Quebecor Media, Inc. 7.750%, due 03/15/16
       (144A)(b).................................     100,000       98,500

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     MEDIA - CONTINUED
     Rainbow National Services LLC 10.375%, due
       09/01/14 (144A)(b)......................... $   325,000 $    361,562
     Reader's Digest Association, Inc. 6.500%, due
       03/01/11...................................     200,000      194,000
     Sirius Satellite Radio, Inc. 9.625%, due
       08/01/13...................................     125,000      117,813
     Videotron 6.375%, due 12/15/15...............     175,000      160,563
     XM Satellite Radio, Inc. 9.750%, due
       05/01/14 (144A)(b).........................     350,000      322,000
                                                               ------------
                                                                  5,291,181
                                                               ------------
     METALS & MINING - 0.8%
     Hawk Corp. 8.750%, due 11/01/14..............     200,000      202,000
     Mueller Group, Inc. 10.000%, due
       05/01/12...................................     175,000      189,000
     Republic Technologies International LLC/RTI
       Capital Corp. 13.750%, due
       07/15/09(f)................................     150,000            0
     United States Steel Corp. 9.750%, due
       05/15/10...................................     150,000      160,500
     Valmont Industries, Inc. 6.875%, due
       05/01/14...................................     100,000       97,000
                                                               ------------
                                                                    648,500
                                                               ------------
     MINING - 0.5%
     Compass Minerals International, Inc.
       0.000%/12.750%, due 12/15/12(a)............     150,000      143,250
      Series B 0.000%/12.000%, due
        06/01/13(a)...............................     275,000      251,625
                                                               ------------
                                                                    394,875
                                                               ------------
     OFFICE FURNISHING & SUPPLIES - 1.2%
     Danka Business Systems PLC 11.000%, due
       06/15/10...................................     125,000      104,375
     Tempur-Pedic, Inc./Tempur Production USA,
       Inc. 10.250%, due 08/15/10.................     135,000      143,100
     Xerox Corp.
      9.750%, due 01/15/09........................     400,000      429,000
      7.625%, due 06/15/13........................     225,000      227,812
                                                               ------------
                                                                    904,287
                                                               ------------
     OIL & GAS - 4.5%
     El Paso Corp.
       6.950%, due 12/15/07.......................     175,000      176,312
      8.050%, due 10/15/30........................     150,000      151,125
      7.800%, due 08/01/31........................     275,000      268,469
     El Paso Production Holding Co. 7.750%, due
       06/01/13...................................     175,000      177,187
     Grant Prideco, Inc. 6.125%, due 08/15/15.....      75,000       70,313
     Holly Energy Partners, L.P. 6.250%, due
       03/01/15...................................     300,000      276,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Pacific Energy Partners LP / Pacific Energy
       Finance Corp. 7.125%, due 06/15/14........ $   175,000 $    177,625
     Pogo Producing Co. 6.625%, due
       03/15/15..................................      75,000       69,656
     Range Resources Corp.
       6.375%, due 03/15/15......................     125,000      115,938
      7.375%, due 07/15/13.......................     200,000      199,500
     SEMCO Energy, Inc. 7.125%, due
       05/15/08..................................     125,000      124,733
     Tennessee Gas Pipeline Co.
       7.500%, due 04/01/17......................     150,000      150,844
      8.375%, due 06/15/32.......................     450,000      483,508
     Transcontinental Gas Pipe Line Corp. 8.875%,
       due 07/15/12..............................     150,000      166,125
     Williams Companies, Inc.
       7.625%, due 07/15/19......................     425,000      433,500
      7.875%, due 09/01/21.......................     425,000      433,500
                                                              ------------
                                                                 3,474,335
                                                              ------------
     OIL & GAS EXPLORATION & PRODUCTION - 1.2%
     Basic Energy Services, Inc. 7.125%, due
       04/15/16 (144A)(b)........................     175,000      163,625
     Chesapeake Energy Corp. 6.875%, due
       11/15/20..................................     400,000      372,000
     Hilcorp Energy I/Hilcorp Finance Co. 9.000%,
       due 06/01/16 (144A)(b)....................     100,000      101,250
     Pioneer Natural Resources Co. 6.875%, due
       05/01/18..................................     250,000      242,151
     Range Resources Corp. 7.500%, due
       05/15/16..................................      75,000       74,438
                                                              ------------
                                                                   953,464
                                                              ------------
     PAPER & FOREST PRODUCTS - 1.6%
     Abitibi-Consolidated, Inc. 8.375%, due
       04/01/15..................................     275,000      252,312
     Graham Packaging Co. 8.500%, due
       10/15/12..................................     100,000       98,500
     Jefferson Smurfit Corp. 8.250%, due
       10/01/12..................................     300,000      282,750
     Mercer International, Inc. 9.250%, due
       02/15/13..................................     250,000      223,750
     Newpage Corp. 12.000%, due 05/01/13.........     300,000      312,000
     Tembec Industries, Inc. 8.500%, due
       02/01/11..................................     175,000       92,750
                                                              ------------
                                                                 1,262,062
                                                              ------------
     PERSONAL PRODUCTS - 0.4%
     Playtex Products, Inc. 9.375%, due
       06/01/11..................................     325,000      340,031
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      PUBLISHING - 0.9%
      Dex Media West - Series B 9.875%, due
        08/15/13................................. $   488,000 $    531,308
      PRIMEDIA, Inc. 8.875%, due 05/15/11........     175,000      168,875
                                                              ------------
                                                                   700,183
                                                              ------------
      REAL ESTATE - 1.6%
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%, due
        02/15/13.................................     250,000      241,250
      CB Richard Ellis Services, Inc. 9.750%, due
        05/15/10.................................     114,000      122,550
      Host Marriott LP (REIT)
        7.125%, due 11/01/13.....................     325,000      325,406
       6.375%, due 03/15/15......................     100,000       94,500
      Ventas Realty LP/Ventas Capital Corp.
        6.625%, due 10/15/14.....................     250,000      243,750
       7.125%, due 06/01/15......................      75,000       75,375
       6.500%, due 06/01/16......................     100,000       96,375
                                                              ------------
                                                                 1,199,206
                                                              ------------
      RETAIL - MULTILINE - 2.7%
      Affinity Group, Inc.
        9.000%, due 02/15/12.....................     150,000      150,000
       10.875%, due 02/15/12(d)..................     247,338      242,391
      AmeriGas Partners LP/AmeriGas Eagle Finance
        Corp. 7.125%, due 05/20/16...............     125,000      117,813
      Autonation, Inc.
        7.000%, due 04/15/14 (144A)(b)...........      75,000       74,250
       7.045%, due 04/15/13 (144A)(b)(c).........     100,000      100,000
      Baker & Taylor, Inc. 11.500%, due 07/01/13
        (144A)(b)................................     225,000      226,125
      EPL Finance Corp. 11.750%, due 11/15/13
        (144A)(b)................................     150,000      172,125
      J.C. Penney Co., Inc. 9.000%, due
        08/01/12.................................     351,000      402,794
      R.H. Donnelley, Inc. 10.875%, due
        12/15/12.................................     275,000      303,187
      SGS International, Inc. 12.000%, due
        12/15/13 (144A)(b).......................     250,000      251,250
                                                              ------------
                                                                 2,039,935
                                                              ------------
      RETAIL - SPECIALTY - 1.2%
      AmeriGas Partners, L.P. 7.250%, due
        05/20/15.................................     175,000      166,250
      General Nutrition Centers, Inc. 8.500%, due
        12/01/10.................................     200,000      194,500
      True Temper Sports, Inc. 8.375%, due
        09/15/11.................................     375,000      343,125
      United Auto Group, Inc. 9.625%, due
        03/15/12.................................     200,000      210,000
                                                              ------------
                                                                   913,875
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
     Freescale Semiconductor 7.125%, due
       07/15/14.................................. $   200,000 $    203,000
     MagnaChip Semiconductor 8.000%, due
       12/15/14..................................     175,000      146,125
                                                              ------------
                                                                   349,125
                                                              ------------
     SOFTWARE - 1.6%
     Sensus Metering Systems, Inc. 8.625%, due
       12/15/13..................................     250,000      245,000
     Serena Software, Inc. 10.375%, due 03/15/16
       (144A)(b).................................     100,000      100,750
     SS&C Technologies, Inc. 11.750%, due
       12/01/13 (144A)(b)........................     225,000      234,000
     Sungard Data Systems, Inc.
      9.125%, due 08/15/13 (144A)(b).............     350,000      364,875
      10.250%, due 08/15/15 (144A)(b)............     275,000      285,656
                                                              ------------
                                                                 1,230,281
                                                              ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.9%
     AT&T Corp. 8.000%, due 11/15/31.............     350,000      403,012
     Citizens Communications Co. 9.000%, due
       08/15/31..................................     200,000      203,500
     Intelsat Bermuda, Ltd. 11.250%, due
       06/15/16 (144A)(b)........................     775,000      798,250
     Intelsat Subsidiary Holding Co., Ltd.
       9.614%, due 01/15/12(c)...................     225,000      228,375
      8.625%, due 01/15/15.......................     175,000      176,313
     New Skies Satellites NV 9.125%, due
       11/01/12..................................     175,000      185,937
     Nordic Telephone Holdings Co. 8.875%, due
       05/01/16 (144A)(b)........................     175,000      180,688
     PanAmSat Corp. 9.000%, due 08/15/14.........     163,000      166,260
     PanAmSat Holding Corp. 0.000%/ 10.375%,
       due 11/01/14(a)...........................     375,000      279,071
     Qwest Corp. 8.875%, due 03/15/12............   1,075,000    1,139,500
     Rogers Wireless Communications, Inc.
       6.375%, due 03/01/14......................     800,000      766,000
     U.S. Unwired, Inc., Series B 10.000%, due
       06/15/12..................................     200,000      223,000
     Valor Telecommunications Enterprise
       7.750%, due 02/15/15......................     200,000      207,500
     Windstream Corp. 8.625%, due 08/01/16
       (144A)(b).................................     100,000      102,750
     Zeus Special Subsidiary, Ltd. 0.000%/9.250%,
       due 02/01/15 (144A)(a)(b).................     325,000      225,875
                                                              ------------
                                                                 5,286,031
                                                              ------------
     TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
     Centennial Communications Corp.
       10.000%, due 01/01/13.....................     200,000      199,000
      11.258%, due 01/01/13(c)...................     125,000      128,125

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
     Nextel Communications, Inc. 7.375%, due
       08/01/15.................................. $   575,000 $    585,676
                                                              ------------
                                                                   912,801
                                                              ------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.8%
     Collins & Aikman, Inc., Series B 9.750%, due
       02/15/10..................................     125,000      123,437
     INVISTA, Inc. 9.250%, due 05/01/12
       (144A)(b).................................     325,000      342,875
     Pillowtex Corp. 9.000%, due
       12/15/49*(h)..............................     175,000            0
     Warnaco, Inc. 8.875%, due 06/15/13..........     175,000      178,500
                                                              ------------
                                                                   644,812
                                                              ------------
     TRANSPORTATION - 0.5%
     Holt Group, Inc. 9.750%, due
       01/15/06*(f)(h)...........................     100,000            0
     Stena AB
       9.625%, due 12/01/12......................     250,000      266,875
      7.500%, due 11/01/13.......................     150,000      146,250
                                                              ------------
                                                                   413,125
                                                              ------------
     Total Domestic Bonds & Debt Securities
     (Cost $72,850,941)                                         72,470,191
                                                              ------------

     CONVERTIBLE BONDS - 0.2%
     ENTERTAINMENT - 0.2%
     Magna Entertainment Corp. 7.250%, due
       12/15/09 (Cost $124,661)..................     125,000      120,000
                                                              ------------
     COMMON STOCKS - 0.3%
     CHEMICALS - 0.1%
     General Chemical Industrial Products,
       Inc.*(g)(h)...............................          45       43,112
                                                              ------------
     CONTAINERS & PACKAGING - 0.0%
     Russell-Stanley Holdings, Inc.
       (144A)*(b)(e)(g)(h).......................       2,000            0
                                                              ------------
     FOOD & DRUG RETAILING - 0.1%
     B&G Food, Inc., EIS.........................       5,715       92,640
                                                              ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
     NTL, Inc....................................       1,775       44,197
     Viatel Holding Bermuda, Ltd.*...............       1,237           87
                                                              ------------
                                                                    44,284
                                                              ------------
     Total Common Stocks
     (Cost $588,225)                                               180,036
                                                              ------------

     PREFERRED STOCK - 0.3%
     RETAIL - SPECIALTY - 0.3%
     GNC Corp. Series A 12.000%*(d)
       (Cost $201,200)...........................         200      240,500
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     WARRANTS - 0.1%
     CHEMICALS - 0.0%
     General Chemical Industrial Products, Inc.,
       Series A expires 04/30/11 *(f)(h)(g)...... $        26 $     19,828
     General Chemical Industrial Products, Inc.,
       Series B expires 04/30/11*(f)(h)(g).......          19       11,058
                                                              ------------
                                                                    30,886
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.0%
     MDP Acquisitions PLC Corp.
       (144A)*(e)(f)(i)..........................         100        2,050
                                                              ------------
     CONTAINERS & PACKAGING - 0.0%
     Pliant Corp., expires 06/01/11
       (144A)*(e)(f)(h)(i).......................         100            1
                                                              ------------
     LEISURE EQUIPMENT & PRODUCTS - 0.0%
     AMF Bowling Worldwide, Inc., expires
       03/09/09*(f)(h)...........................         901            0
                                                              ------------
     MEDIA - 0.0%
     Advanstar Holdings Corp., expires 10/15/11
       (144A)*(e)(f)(h)(i).......................          75            1
     XM Satellite Radio Holdings, Inc. - Class A,
       expires 03/15/10*.........................         125        1,062
                                                              ------------
                                                                     1,063
                                                              ------------
     METALS & MINING - 0.1%
     ACP Holding Co., expires 09/30/13
       (144A)*(e)(h)(i)..........................      30,652       52,875
                                                              ------------
     Total Warrants
     (Cost $105,554)                                                86,875
                                                              ------------
     SHORT-TERM INVESTMENT - 4.5%
     State Street Bank & Trust Co., Repurchase
       Agreement dated 06/30/06 at 2.550% to be
       repurchased at $3,492,742 on 07/03/06
       collateralized by $3,565,000 FHLMC
       5.375% due 05/22/08 with a value
       of $3,565,000
       (Cost $3,492,000).........................   3,492,000    3,492,000
                                                              ------------

     TOTAL INVESTMENTS - 99.6%
     (Cost $77,362,581)                                         76,589,602
                                                              ------------

     Other Assets and Liabilities (net) - 0.4%                     354,317
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 76,943,919
                                                              ============

PORTFOLIO FOOTNOTES:

* Non Income producing security.

(a) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser.

(c) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(d) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At June 30, 2006 these securities amounted to $54,927 which represents 0.07% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $0 which represents 0.00% of net assets.

(f) Security is in default.

(g) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(h) Illiquid Securities. Representing in aggregate 0.16% of net assets.

(i) Securities that may be resold to 'qualified institutional buyers' under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.08% of net assets.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2006 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.66%
                           BBB                             1.60
                           BB                             25.33
                           B                              28.41
                           Below B                        41.19
                           Equities/Other                  1.81
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 98.0%
      iShares Dow Jones U.S. Consumer Goods Sector
        Index Fund(a)............................... 158,739 $  8,486,187
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund(a)........................  45,159    2,738,893
      iShares Dow Jones U.S. Financial Sector Index
        Fund(a).....................................  58,264    6,063,535
      iShares Dow Jones U.S. Healthcare Sector Index
        Fund(a)..................................... 208,457   12,597,057
      iShares Dow Jones U.S. Industrial Sector Index
        Fund(a)..................................... 104,909    6,514,849
      iShares Dow Jones U.S. Technology Sector Index
        Fund........................................  77,557    3,680,855
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund(a)........................ 175,318    4,496,907
      iShares Dow Jones U.S. Utilities Sector Index
        Fund(a).....................................  23,013    1,816,876
      iShares GS $ InvesTop Corporate Bond
        Fund(a).....................................  38,941    4,029,225
      iShares MSCI EAFE Index Fund(a)............... 318,035   20,796,309
      iShares S&P 500 Index Fund.................... 577,657   73,680,150
      iShares S&P MidCap 400 Index Fund(a).......... 536,928   41,021,299
      Vanguard Consumer Discretionary VIPERs........  20,755    1,106,864
      Vanguard Consumer Staples VIPERs(a)...........  48,686    2,871,500
      Vanguard Energy VIPERs........................  40,467    3,318,294
      Vanguard Financials VIPERs....................  35,682    2,058,138
      Vanguard Industrials VIPERs...................  14,945      933,764
      Vanguard Information Technology VIPERs........  78,523    3,630,118
                                                             ------------
      Total Investment Company Securities
      (Cost $197,694,310)                                     199,840,820
                                                             ------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 25.0%
     Metropolitan Series Fund, Inc.: BlackRock
       Money Market Portfolio.................... $   216,045 $    216,045
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/06 at 2.550% to
       be repurchased at $4,657,990 on
       07/03/06 collateralized by $4,880,000
       FNMA 4.250% due 05/15/09 with a value
       of $4,750,377.............................   4,657,000    4,657,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  46,033,873   46,033,873
                                                              ------------
     Total Short-Term Investments
     (Cost $50,906,918)                                         50,906,918
                                                              ------------

     TOTAL INVESTMENTS - 123.0%
     (Cost $248,601,228)                                       250,747,738

     Other Assets and Liabilities (net) - (23.0)%              (46,937,769)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $203,809,969
                                                              ============

PORTFOLIO FOOTNOTES:

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 98.0%
      iShares Dow Jones U.S. Consumer Goods Sector
        Index Fund(a)............................... 124,771 $  6,670,258
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund...........................  53,603    3,251,022
      iShares Dow Jones U.S. Financial Sector Index
        Fund(a).....................................  63,878    6,647,784
      iShares Dow Jones U.S. Healthcare Sector Index
        Fund........................................ 181,792   10,985,691
      iShares Dow Jones U.S. Industrial Sector Index
        Fund(a).....................................  98,077    6,090,582
      iShares Dow Jones U.S. Technology Sector Index
        Fund........................................  81,564    3,871,027
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund(a)........................ 140,440    3,602,286
      iShares Dow Jones U.S. Utilities Sector Index
        Fund(a).....................................  22,355    1,764,927
      iShares GS $ InvesTop Corporate Bond
        Fund(a)..................................... 238,005   24,626,377
      iShares Lehman 1-3 Year Treasury Bond
        Fund(a)..................................... 115,889    9,235,194
      iShares MSCI EAFE Index Fund(a)............... 170,412   11,143,241
      iShares S&P 500 Index Fund.................... 299,335   38,180,179
      iShares S&P MidCap 400 Index Fund............. 475,033   36,292,521
      Vanguard Consumer Discretionary VIPERs........  19,255    1,026,869
      Vanguard Consumer Staples VIPERs..............  48,665    2,870,262
      Vanguard Energy VIPERs........................  44,350    3,636,700
      Vanguard Financials VIPERs....................  37,382    2,156,194
      Vanguard Industrials VIPERs...................  13,945      871,284
      Vanguard Information Technology VIPERs........  76,223    3,523,788
                                                             ------------
      Total Investment Company Securities
      (Cost $176,306,456)                                     176,446,186
                                                             ------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 20.4%
     Metropolitan Series Fund, Inc.: BlackRock
       Money Market Portfolio.................... $   106,854 $    106,854
     State Street Bank & Trust Co., Repurchase
       Agreement dated 06/30/06 at 2.550% to
       be repurchased at $3,562,757 on
       07/03/06 collateralized by $3,735,000
       FNMA 4.250% due 05/15/09 with a value
       of $3,635,791.............................   3,562,000    3,562,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  33,055,432   33,055,432
                                                              ------------
     Total Short-Term Investments
     (Cost $36,724,286)                                         36,724,286
                                                              ------------

     TOTAL INVESTMENTS - 118.4%
     (Cost $213,030,742)                                       213,170,472

     Other Assets and Liabilities (net) - (18.4)%              (33,075,673)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $180,094,799
                                                              ============

PORTFOLIO FOOTNOTES:

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 96.9%
          AEROSPACE & DEFENSE - 1.9%
          Alliant Techsystems, Inc.*(a)........   44,353 $   3,386,352
          Rockwell Collins, Inc................   70,554     3,941,852
                                                         -------------
                                                             7,328,204
                                                         -------------
          AUTOMOBILES - 0.6%
          Autoliv, Inc.........................   45,046     2,548,252
                                                         -------------
          BANKS - 7.6%
          City National Corp...................   23,590     1,535,473
          Commerce Bancshares, Inc.............   28,326     1,417,716
          FirstMerit Corp......................   22,507       471,297
          Hudson City Bancorp, Inc.............  235,105     3,133,950
          Keycorp..............................  189,927     6,776,595
          M&T Bank Corp........................   54,515     6,428,409
          Northern Trust Corp..................   76,114     4,209,104
          Zions Bancorporation.................   76,077     5,929,441
                                                         -------------
                                                            29,901,985
                                                         -------------
          BEVERAGES - 0.5%
          Pepsi Bottling Group, Inc............   62,511     2,009,729
                                                         -------------
          BIOTECHNOLOGY - 1.1%
          Charles River Laboratories
            International, Inc.*...............  113,049     4,160,203
                                                         -------------
          CHEMICALS - 2.2%
          Ashland, Inc.........................   33,630     2,243,121
          Carlisle Cos., Inc...................   36,089     2,861,858
          Rohm & Haas Co.......................   66,688     3,342,402
                                                         -------------
                                                             8,447,381
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.4%
          Allied Waste Industries, Inc.*.......  188,568     2,142,132
          Republic Services, Inc...............   82,125     3,312,923
                                                         -------------
                                                             5,455,055
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 0.8%
          American Standard Cos., Inc..........   73,105     3,163,253
                                                         -------------
          COMPUTERS & PERIPHERALS - 2.1%
          NCR Corp.*...........................    4,020       147,293
          Seagate Technology*..................  197,577     4,473,143
          Zebra Technologies Corp. - Class A*..  107,092     3,658,263
                                                         -------------
                                                             8,278,699
                                                         -------------
          ELECTRIC UTILITIES - 11.8%
          CMS Energy Corp.*....................   73,915       956,460
          DPL, Inc.(a).........................  120,895     3,239,986
          Edison International.................  184,177     7,182,903
          Entergy Corp.........................  139,526     9,871,465
          FirstEnergy Corp.....................   46,263     2,507,917
          Northeast Utilities..................   78,272     1,617,882
          PG&E Corp............................  204,249     8,022,901
          PPL Corp.............................  267,436     8,638,183

         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         ----------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         Public Service Enterprise Group, Inc..   14,361 $     949,549
         Sierra Pacific Resources*.............   18,760       262,640
         Wisconsin Energy Corp.(a).............   75,698     3,050,629
                                                         -------------
                                                            46,300,515
                                                         -------------
         ELECTRICAL EQUIPMENT & SERVICES - 1.9%
         Arrow Electronics, Inc.*..............   66,790     2,150,638
         Cooper Industries, Ltd. - Class A.....   55,977     5,201,383
                                                         -------------
                                                             7,352,021
                                                         -------------
         FINANCIAL - DIVERSIFIED - 2.8%
         American Capital Strategies, Ltd.(a)..   44,899     1,503,218
         Bear Stearns Cos., Inc................   59,025     8,268,222
         E*TRADE Financial Corp.*..............   43,980     1,003,624
                                                         -------------
                                                            10,775,064
                                                         -------------
         FINANCIAL SERVICES - 1.9%
         CIT Group, Inc........................   94,640     4,948,726
         Eaton Vance Corp......................  104,801     2,615,833
                                                         -------------
                                                             7,564,559
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         Safeway, Inc..........................   77,650     2,018,900
                                                         -------------
         FOOD PRODUCTS - 1.0%
         Smithfield Foods, Inc.*...............  132,898     3,831,449
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
         IMS Health, Inc.......................  184,633     4,957,396
         PerkinElmer, Inc......................   34,330       717,497
                                                         -------------
                                                             5,674,893
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.4%
         Apria Healthcare Group, Inc.*.........  110,039     2,079,737
         Coventry Health Care, Inc.*...........   64,969     3,569,397
         Health Net, Inc.*.....................   86,096     3,888,956
                                                         -------------
                                                             9,538,090
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Harrah's Entertainment, Inc.(a).......  118,750     8,452,625
                                                         -------------
         HOUSEHOLD DURABLES - 3.2%
         Lennar Corp. - Class A................  112,584     4,995,352
         Mohawk Industries, Inc.*(a)...........   19,320     1,359,162
         Newell Rubbermaid, Inc................  237,321     6,130,002
                                                         -------------
                                                            12,484,516
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.2%
         Clorox Co.............................   76,839     4,684,874
                                                         -------------
         INSURANCE - 8.2%
         Ambac Financial Group, Inc............  113,959     9,242,075
         Assurant, Inc.........................   42,703     2,066,825
         Everest Reinsurance Group, Ltd........   53,378     4,620,933
         Lincoln National Corp.................   68,890     3,888,152
         PartnerRe, Ltd........................   67,896     4,348,739

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - CONTINUED
       PMI Group, Inc. (The)(a)..................   71,419 $   3,183,859
       RenaissanceRe Holdings, Ltd...............   53,953     2,614,562
       Torchmark Corp............................   34,864     2,116,942
                                                           -------------
                                                              32,082,087
                                                           -------------
       IT CONSULTING & SERVICES - 1.5%
       BearingPoint, Inc.*(a)....................  487,883     4,083,580
       Unisys Corp.*.............................  283,742     1,781,900
                                                           -------------
                                                               5,865,480
                                                           -------------
       MEDIA - 1.6%
       Dow Jones & Co., Inc.(a)..................   81,476     2,852,475
       Lamar Advertising Co. - Class A*(a).......   66,774     3,596,447
                                                           -------------
                                                               6,448,922
                                                           -------------
       METALS & MINING - 1.5%
       Allegheny Technologies, Inc...............   35,383     2,449,919
       Commercial Metals Co......................  140,524     3,611,467
                                                           -------------
                                                               6,061,386
                                                           -------------
       OIL & GAS - 11.6%
       AGL Resources, Inc........................  139,572     5,320,485
       BJ Services Co............................  176,502     6,576,465
       EOG Resources, Inc........................  122,604     8,501,361
       Range Resources Corp......................  439,828    11,958,923
       Ultra Petroleum Corp.*....................  102,183     6,056,387
       Williams Cos., Inc. (The).................  291,690     6,813,878
                                                           -------------
                                                              45,227,499
                                                           -------------
       PAPER & FOREST PRODUCTS - 0.8%
       MeadWestvaco Corp.........................  107,448     3,001,023
                                                           -------------
       PAPER & PACKAGING - 0.9%
       Packaging Corp. of America................  159,055     3,502,391
                                                           -------------
       PHARMACEUTICALS - 0.9%
       MedImmune, Inc.*..........................  127,652     3,459,369
                                                           -------------
       REAL ESTATE - 10.0%
       Apartment Investment & Management Co.
         (REIT) - Class A........................  168,914     7,339,313
       Brandywine Realty Trust (REIT)............   28,584       919,547
       Developers Diversified Realty Corp. (REIT)   94,180     4,914,312
       Equity Office Properties Trust (REIT).....  184,909     6,751,028
       Equity Residential (REIT).................   64,004     2,862,899
       Healthcare Realty Trust, Inc. (REIT)(a)...   59,148     1,883,864
       Home Properties, Inc. (REIT)..............   55,540     3,083,025
       iStar Financial, Inc. (REIT)..............  122,186     4,612,522
       Liberty Property Trust (REIT)(a)..........   43,035     1,902,147
       Plum Creek Timber Co., Inc. (REIT)........  136,069     4,830,450
                                                           -------------
                                                              39,099,107
                                                           -------------
       RETAIL - MULTILINE - 2.4%
       J.C. Penney Co., Inc......................  140,687     9,497,779
                                                           -------------

                ------------------------------------------------
                SECURITY                              VALUE
                DESCRIPTION                SHARES    (NOTE 2)
                ------------------------------------------------

                RETAIL - SPECIALTY - 1.0%
                Ross Stores, Inc.........  135,995 $   3,814,660
                                                   -------------

          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.4%
          Amphenol Corp. - Class A................  90,210   5,048,152
          Freescale Semiconductor, Inc. - Class A*  56,248   1,631,192
          National Semiconductor Corp.............  28,610     682,348
          Tessera Technologies, Inc.*(a)..........  73,292   2,015,530
                                                           -----------
                                                             9,377,222
                                                           -----------
          SOFTWARE - 1.4%
          Activision, Inc.*....................... 476,155   5,418,644
                                                           -----------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
          ADC Telecommunications, Inc.*........... 116,622   1,966,247
          Embarq Corp.*...........................  70,928   2,907,339
                                                           -----------
                                                             4,873,586
                                                           -----------
          TOBACCO - 1.2%
          Reynolds American, Inc.(a)..............  39,772   4,585,712
                                                           -----------

          TRANSPORTATION - 1.7%
          Norfolk Southern Corp................... 106,073   5,645,205
          Swift Transportation Co., Inc.*.........  26,236     833,255
                                                           -----------
                                                             6,478,460
                                                           -----------
          Total Common Stocks
          (Cost $354,114,435)                              378,763,594
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 11.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.40% to
        be repurchased at $11,499,257 on
        07/03/06 collateralized by $12,235,000
        FNMA at 3.25% due 02/15/09 with a
        value of $11,728,398................... $11,496,000 $ 11,496,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  32,074,430   32,074,430
                                                            ------------
      Total Short-Term Investments
      (Cost $43,570,430)                                      43,570,430
                                                            ------------

      TOTAL INVESTMENTS - 108.1%
      (Cost $397,684,865)                                    422,334,024

      Other Assets and Liabilities (net) - (8.1)%            (31,552,556)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $390,781,468
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                               SHARES       (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 98.6%
      AUSTRALIA - 2.2%
      Australia and New Zealand Banking
        Group, Ltd.(a)......................    1,208,000 $    23,900,016
      National Australia Bank, Ltd.(a)......      259,757       6,762,280
      Telstra Corp., Ltd.(a)................    1,740,014       4,756,820
                                                          ---------------
                                                               35,419,116
                                                          ---------------
      FRANCE - 7.7%
      BNP Paribas(a)........................      131,200      12,527,407
      Compagnie Generale des Establissements
        Michelin - Class B(a)...............      303,000      18,161,786
      Neopost S.A.(a).......................       70,100       7,972,530
      Publicis Groupe(a)....................      805,000      31,029,421
      Sanofi-Aventis(a).....................      118,035      11,508,126
      Societe Television Francaise 1........      243,000       7,905,517
      Total S.A.............................      113,632       7,445,951
      Vivendi(a)............................      802,200      28,044,909
                                                          ---------------
                                                              124,595,647
                                                          ---------------
      GERMANY - 11.1%
      Bayer AG..............................      128,346       5,886,397
      Bayerische Motoren Werke (BMW)
        AG(a)...............................    1,014,000      50,532,171
      DaimlerChrysler AG(a).................    1,117,000      55,042,010
      Hannover Rueckversicherung AG(a)......      585,000      20,419,204
      Henkel KGaA...........................      256,000      26,576,849
      Metro AG(a)...........................      373,500      21,122,933
                                                          ---------------
                                                              179,579,564
                                                          ---------------
      HONG KONG - 0.8%
      Giordano International, Ltd.(a).......   28,034,000      13,145,741
                                                          ---------------
      IRELAND - 2.6%
      Bank of Ireland.......................    2,351,000      42,045,174
                                                          ---------------
      ISRAEL - 0.4%
      Orbotech, Ltd.*.......................      265,000       6,076,450
                                                          ---------------
      ITALY - 0.5%
      Bulgari S.p.A.(a).....................      737,000       8,341,215
                                                          ---------------
      JAPAN - 13.8%
      Daiwa Securities Group, Inc.(a).......    2,813,000      33,731,593
      Honda Motor Co., Ltd..................      895,600      28,290,772
      Kao Corp..............................      295,000       7,735,136
      KDDI Corp.............................        1,433       8,837,512
      Meitec Corp.(a).......................      432,800      14,132,394
      NTT DoCoMo, Inc.......................       37,850      55,484,688
      Rohm Co., Ltd.........................      283,000      25,396,542
      Takeda Pharmaceutical Co., Ltd........      370,500      23,087,869
      Uni-Charm Corp.(a)....................      490,000      27,126,757
                                                          ---------------
                                                              223,823,263
                                                          ---------------
      MEXICO - 0.4%
      Grupo Televisa S.A. (ADR).............      301,500       5,821,965
                                                          ---------------

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                               SHARES       (NOTE 2)
      -------------------------------------------------------------------

      NETHERLANDS - 5.0%
      Akzo Nobel N.V.(a)....................      511,000 $    27,554,927
      Heineken Holding N.V..................      523,000      19,258,801
      Koninklijke (Royal) Philips
        Electronics N.V.....................    1,081,000      33,765,206
                                                          ---------------
                                                               80,578,934
                                                          ---------------
      SINGAPORE - 1.2%
      United Overseas Bank, Ltd.............    1,914,400      18,844,730
      UOL Group, Ltd.(a)....................      126,040         227,352
                                                          ---------------
                                                               19,072,082
                                                          ---------------
      SOUTH KOREA - 5.5%
      KT&G Corp.............................      284,650      16,599,536
      Lotte Chilsung Beverage Co., Ltd......       16,930      20,558,581
      SK Telecom Co., Ltd...................      221,752      47,824,964
      SK Telecom Co., Ltd. (ADR)(a).........      167,200       3,915,824
                                                          ---------------
                                                               88,898,905
                                                          ---------------
      SPAIN - 1.3%
      Gestevision Telecinco S.A.(a).........      849,500      20,326,106
                                                          ---------------
      SWITZERLAND - 15.6%
      Adecco S.A.(a)........................      711,500      41,958,769
      Credit Suisse Group(a)................      688,000      38,359,059
      Givaudan S.A.(a)......................       29,650      23,272,883
      Lonza Group AG(a).....................      281,300      19,234,178
      Nestle S.A............................      134,500      42,121,214
      Novartis AG...........................      716,000      38,654,041
      Swatch Group AG(a)....................      914,200      31,821,573
      Syngenta AG...........................      135,200      17,952,155
                                                          ---------------
                                                              253,373,872
                                                          ---------------
      TAIWAN - 3.0%
      Chinatrust Financial Holding Co., Ltd.   59,467,513      49,266,316
                                                          ---------------
      UNITED KINGDOM - 27.5%
      BP Plc................................      622,069       7,221,358
      British Sky Broadcasting Group Plc....    5,494,600      58,202,243
      Cadbury Schweppes Plc.................    3,774,500      36,331,222
      Compass Group Plc.....................    6,990,000      33,889,170
      Diageo Plc............................    2,747,900      46,158,361
      GlaxoSmithKline Plc...................    2,528,146      70,569,886
      HBOS Plc..............................      400,701       6,955,941
      Johnston Press Plc....................    2,821,000      21,578,757
      Lloyds TSB Group Plc..................    3,003,935      29,568,844
      Michael Page International Plc........      772,000       5,002,319
      Royal Bank of Scotland Group Plc......      168,399       5,527,479
      Signet Group Plc......................   20,819,000      37,094,012
      Trinity Mirror Plc....................    3,317,000      29,866,154
      Vodafone Group Plc....................   23,697,000      50,397,471
      Willis Group Holdings, Ltd.(a)........      244,000       7,832,400
                                                          ---------------
                                                              446,195,617
                                                          ---------------
      Total Common Stocks
      (Cost $1,359,972,571)                                 1,596,559,967
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                      PAR            VALUE
    DESCRIPTION                                  AMOUNT         (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 18.0%
    State Street Bank & Trust Co.,
      Repurchase Agreement dated
      06/30/06 at 3.400% to be
      repurchased at $21,165,995 on
      07/03/06 collateralized by
      $22,520,000 FNMA 3.250% due
      02/15/09 with a value of
      $21,587,537............................ $  21,160,000 $    21,160,000
    State Street Navigator Securities Lending
      Prime(b)...............................   270,969,911     270,969,911
                                                            ---------------
    Total Short-Term Investments
    (Cost $292,129,911)                                         292,129,911
                                                            ---------------

    TOTAL INVESTMENTS - 116.6%
    (Cost $1,652,102,482)                                     1,888,689,878

    Other Assets and Liabilities (net) - (16.6%)               (268,343,610)
                                                            ---------------

    TOTAL NET ASSETS - 100.0%                               $ 1,620,346,268
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

Summary of Total Foreign Securities by Industry Classification at 06/30/2006.

                                                    VALUE    PERCENT OF
         INDUSTRY                                   (000)    NET ASSETS
         --------------------------------------------------------------
         Automobiles............................. $  133,865     8.3%
         Banks...................................    160,591     9.9
         Beverages...............................     85,976     5.3
         Biotechnology...........................     19,234     1.2
         Chemicals...............................     74,666     4.6
         Commercial Services & Supplies..........     46,961     2.9
         Electronic Equipment & Instruments......     65,238     4.0
         Financial - Diversified.................    106,898     6.6
         Food Products...........................     78,453     4.9
         Hotels, Restaurants & Leisure...........     33,889     2.1
         Household Products......................     61,439     3.8
         Insurance...............................     28,252     1.7
         Media...................................    202,775    12.5
         Office Furnishing & Supplies............      7,973     0.5
         Oil & Gas...............................     32,829     2.0
         Pharmaceuticals.........................    143,820     8.9
         Retail - Multiline......................     21,123     1.3
         Retail - Specialty......................     82,061     5.1
         IT Consulting & Services................     14,132     0.9
         Telecommunication Services - Diversified      4,757     0.3
         Telecommunication Services - Wireless...    166,460    10.3
         Textiles, Apparel & Luxury Goods........      8,341     0.5
         Tobacco.................................     16,600     1.0
                                                  ----------    ----
                                                  $1,596,560    98.6%
                                                  ==========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 94.2%
       AEROSPACE & DEFENSE - 1.4%
       Boeing Co. (The)......................      135,730 $  11,117,644
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.4%
       United Parcel Service, Inc. - Class B.      135,310    11,140,072
                                                           -------------
       AUTOMOBILES - 1.6%
       Bayerische Motoren Werke (BMW) AG.....      143,529     7,152,694
       Nissan Motor Co., Ltd.................      494,400     5,428,561
                                                           -------------
                                                              12,581,255
                                                           -------------
       BANKS - 1.2%
       UBS AG................................       87,201     9,519,303
                                                           -------------
       CHEMICALS - 1.5%
       Potash Corp. of Saskatchewan, Inc.....      130,395    11,210,058
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 4.3%
       Ceridian Corp.*(a)....................      472,585    11,549,977
       CoStar Group, Inc.*(a)................       98,865     5,915,093
       Iron Mountain, Inc.*(a)...............      100,000     3,738,000
       Park24 Co., Ltd.......................      201,000     5,900,593
       Stericycle, Inc.*(a)..................       99,375     6,469,313
                                                           -------------
                                                              33,572,976
                                                           -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 3.8%
       Cisco Systems, Inc.*..................      550,100    10,743,453
       QUALCOMM, Inc.........................      473,395    18,968,938
                                                           -------------
                                                              29,712,391
                                                           -------------
       COMPUTERS & PERIPHERALS - 4.2%
       Apple Computer, Inc.*.................      292,355    16,592,491
       EMC Corp.*............................      609,305     6,684,076
       SanDisk Corp.*........................      183,775     9,368,850
                                                           -------------
                                                              32,645,417
                                                           -------------
       ELECTRICAL EQUIPMENT & INSTRUMENTS - 1.0%
       Samsung Electronics Co., Ltd..........       15,590     7,586,302
                                                           -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
       Trimble Navigation, Ltd.*.............      105,250     4,698,360
                                                           -------------
       FINANCIAL-DIVERSIFIED - 8.8%
       American Express Co...................      143,165     7,619,241
       Chicago Merchantile Exchange Holdings,
         Inc.................................       31,275    15,360,716
       Goldman Sachs Group, Inc. (The).......       56,820     8,547,433
       Merrill Lynch & Co., Inc..............      127,965     8,901,245
       Moody's Corp..........................      137,935     7,511,940
       optionsXpress Holdings, Inc.(a).......      221,755     5,169,109
       Singapore Exchange, Ltd...............    1,379,000     3,045,171
       SLM Corp..............................      217,260    11,525,470
                                                           -------------
                                                              67,680,325
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        FINANCIAL SERVICES - 3.3%
        Credit Saison Co., Ltd..............      197,800 $   9,398,840
        Mitsubishi UFJ Securities Co., Ltd..      416,000     5,396,413
        Mizuho Financial Group, Inc.........        1,266    10,759,502
                                                          -------------
                                                             25,554,755
                                                          -------------
        FOOD & DRUG RETAILING - 5.0%
        Sysco Corp..........................      470,800    14,387,648
        Whole Foods Market, Inc.............      373,450    24,139,808
                                                          -------------
                                                             38,527,456
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 6.5%
        Dade Behring Holdings, Inc..........      249,663    10,395,967
        Intuitive Surgical, Inc.*(a)........       81,380     9,600,399
        Synthes, Inc........................       66,082     7,909,848
        Varian Medical Systems, Inc.*.......      463,515    21,947,435
                                                          -------------
                                                             49,853,649
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 2.7%
        Coventry Health Care, Inc.*.........      376,097    20,662,769
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 4.3%
        Four Seasons Hotels, Inc.(a)........      139,465     8,568,730
        Harrah's Entertainment, Inc.........      241,645    17,200,291
        Scientific Games Corp. - Class A*(a)      215,950     7,692,139
                                                          -------------
                                                             33,461,160
                                                          -------------
        HOUSEHOLD PRODUCTS - 0.8%
        Reckitt Benckiser Plc...............      157,701     5,879,422
                                                          -------------
        INTERNET & CATALOG RETAIL - 0.6%
        Submarino S.A. (GDR) (144A)(c)......      106,400     4,277,142
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 7.9%
        Google, Inc. - Class A*.............       47,770    19,759,148
        McAfee, Inc.*(a)....................      114,980     2,790,565
        Yahoo!, Inc.*.......................    1,165,190    38,451,270
                                                          -------------
                                                             61,000,983
                                                          -------------
        MEDIA - 2.7%
        Lamar Advertising Co. - Class A*(a).      388,680    20,934,305
                                                          -------------
        OIL & GAS - 3.0%
        EOG Resources, Inc..................       81,695     5,664,731
        Valero Energy Corp..................      261,185    17,287,783
                                                          -------------
                                                             22,952,514
                                                          -------------
        PHARMACEUTICALS - 13.9%
        Celgene Corp.*(a)...................      808,750    38,359,012
        Merck & Co., Inc....................      274,575    10,002,767
        Roche Holding AG....................      230,512    37,997,996
        Sepracor, Inc.*(a)..................       59,835     3,418,972
        Teva Pharmaceutical Industries, Ltd.
          (ADR)(a)..........................      352,205    11,126,156
        United Therapeutics Corp.*(a).......      110,415     6,378,675
                                                          -------------
                                                            107,283,578
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR       VALUE
     DESCRIPTION                                  AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     RETAIL - SPECIALTY - 1.9%
     Abercrombie & Fitch Co. - Class A........       139,085 $   7,709,482
     Nordstrom, Inc...........................       187,035     6,826,777
                                                             -------------
                                                                14,536,259
                                                             -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
     Cypress Semiconductor Corp.*(a)..........       253,250     3,682,255
                                                             -------------
     SOFTWARE - 7.0%
     Adobe Systems, Inc.*.....................       310,240     9,418,886
     Citrix Systems, Inc.*....................        78,605     3,155,205
     Electronic Arts, Inc.*...................       191,465     8,240,654
     NAVTEQ Corp.*(a).........................       410,855    18,357,001
     SAP AG (ADR).............................       281,215    14,769,412
                                                             -------------
                                                                53,941,158
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
     Amdocs, Ltd.*............................       121,100     4,411,576
     Time Warner Telecom, Inc.*(a)............       156,720     2,327,292
                                                             -------------
                                                                 6,738,868
                                                             -------------
     TELECOMMUNICATION SERVICES-WIRELESS - 2.0%
     China Mobile (Hong Kong), Ltd............       840,500     4,807,999
     Crown Castle International Corp.*........       319,150    11,023,441
                                                             -------------
                                                                15,831,440
                                                             -------------
     TRANSPORTATION - 1.4%
     C.H. Robinson Worldwide, Inc.(a).........       207,040    11,035,232
                                                             -------------
     Total Common Stocks
     (Cost $657,436,152)                                       727,617,048
                                                             -------------

     SHORT-TERM INVESTMENTS - 25.1%
     Federal National Mortgage Association
       5.141%, due 09/13/06(d)................ $  50,000,000    49,464,528
     Federal Home Loan Mortgage Corp.
       5.160%, due 09/19/06(d)................    25,000,000    24,709,722
     Prudential Funding LLC
       3.433%, due 07/03/06...................     5,400,000     5,398,455
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................   114,470,419   114,470,419
                                                             -------------
     Total Short-Term Investments
     (Cost $194,043,124)                                       194,043,124
                                                             -------------

     TOTAL INVESTMENTS - 119.3%
     (Cost $851,479,275)                                       921,660,172

     Other Assets and Liabilities (net) - (19.3%)             (149,069,217)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 772,590,955
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be lliquid under guidelines established by the Board of Trustees. These securities represent in the aggregate 0.55% of net assets.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

FNMA - Federal National Mortgage Association

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 90.1%
          AUTO COMPONENTS - 1.1%
          Advance Auto Parts, Inc.............   367,375 $  10,617,138
                                                         -------------
          BANKS - 7.8%
          Commerce Bancorp, Inc.(a)...........   798,185    28,471,259
          Wells Fargo & Co....................   709,220    47,574,478
                                                         -------------
                                                            76,045,737
                                                         -------------
          BIOTECHNOLOGY - 5.9%
          Gilead Sciences, Inc.(*)............   714,505    42,270,116
          Invitrogen Corp.(*).................   224,045    14,802,653
                                                         -------------
                                                            57,072,769
                                                         -------------
          CHEMICALS - 2.3%
          Monsanto Co.........................   124,880    10,513,647
          Syngenta AG.........................    87,469    11,614,327
                                                         -------------
                                                            22,127,974
                                                         -------------
          COMPUTERS & PERIPHERALS - 10.0%
          Apple Computer, Inc.(*)............. 1,395,230    79,695,538
          Sun Microsystems, Inc.(*)........... 4,358,210    18,086,571
                                                         -------------
                                                            97,782,109
                                                         -------------
          ELECTRIC UTILITIES - 2.6%
          AES Corp.(*)........................ 1,350,210    24,911,374
                                                         -------------
          FINANCIAL - DIVERSIFIED - 14.0%
          American Express Co.................   851,205    45,301,130
          Ameriprise Financial, Inc...........    57,094     2,550,389
          Goldman Sachs Group, Inc. (The).....   200,940    30,227,404
          KKR Private Equity Investment LP.... 1,733,757    37,969,278
          Moody's Corp........................   376,290    20,492,754
                                                         -------------
                                                           136,540,955
                                                         -------------
          FOOD & DRUG RETAILING - 2.4%
          Whole Foods Market, Inc.............   361,355    23,357,987
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 1.0%
          UnitedHealth Group, Inc.............   221,280     9,908,918
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 2.9%
          Harrah's Entertainment, Inc.........   400,100    28,479,118
                                                         -------------
          OIL & GAS - 9.9%
          ConocoPhillips......................   142,440     9,334,093
          EOG Resources, Inc..................   161,015    11,164,780
          Hess Corp...........................   243,360    12,861,576
          Occidental Petroleum Corp...........   128,335    13,160,754
          Suncor Energy, Inc..................   397,580    32,207,956
          Valero Energy Corp..................   261,230    17,377,020
                                                         -------------
                                                            96,106,179
                                                         -------------
          PHARMACEUTICALS - 11.4%
          Alcon, Inc..........................   138,225    13,622,074
          Genentech, Inc.(*)(a)...............   428,350    35,039,030
          Roche Holdings AG...................   286,126    47,165,504
          Teva Pharmaceutical Industries, Ltd.
            (ADR).............................   473,050    14,943,649
                                                         -------------
                                                           110,770,257
                                                         -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - MULTILINE - 5.8%
      Federated Department Stores, Inc.........   1,101,730 $ 40,323,318
      J.C. Penney Co., Inc.....................     232,800   15,716,328
                                                            ------------
                                                              56,039,646
                                                            ------------
      RETAIL - SPECIALTY - 6.6%
      Coach, Inc.(*)...........................     413,880   12,375,012
      Lowe's Cos., Inc.........................     857,325   52,013,908
                                                            ------------
                                                              64,388,920
                                                            ------------
      SOFTWARE - 4.0%
      Electronic Arts, Inc.(*).................     904,725   38,939,364
                                                            ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
      Level 3 Communications, Inc.(*)..........   1,137,585    5,050,877
                                                            ------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.5%
      QUALCOMM, Inc............................     369,650   14,811,876
                                                            ------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      NIKE, Inc. - Class B.....................      45,230    3,663,630
                                                            ------------
      Total Common Stocks
      (Cost $698,185,286)                                    876,614,828
                                                            ------------

      SHORT-TERM INVESTMENTS - 11.1%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 3.400%
        to be repurchased at $77,256,883 on
        07/03/06 collateralized by
        $84,035,000 FNMA 5.750% due
        03/07/22 with a value of
        $78,782,813............................ $77,235,000   77,235,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  31,106,774   31,106,774
                                                            ------------
      Total Short-Term Investments
      (Cost $108,341,774)                                    108,341,774
                                                            ------------

      TOTAL INVESTMENTS - 101.2%
      (Cost $806,527,060)                                    984,956,602

      Other Assets and Liabilities (net) - (1.2%)            (11,632,054)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $973,324,548
                                                            ============

PORTFOLIO FOOTNOTES:

(*) Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt.

FNMA - Federal National Mortgage Association.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.4%
        BANKS - 1.9%
        City National Corp..................       68,600 $   4,465,174
        Hudson City Bancorp, Inc............      330,700     4,408,231
                                                          -------------
                                                              8,873,405
                                                          -------------

        BEVERAGES - 2.9%
        Coca-Cola Enterprises, Inc..........      426,700     8,691,879
        Pepsi Bottling Group, Inc...........      141,300     4,542,795
                                                          -------------
                                                             13,234,674
                                                          -------------

        BIOTECHNOLOGY - 1.5%
        Invitrogen Corp.*(a)................      103,200     6,818,424
                                                          -------------

        BUILDING PRODUCTS - 0.8%
        Louisiana-Pacific Corp..............      166,000     3,635,400
                                                          -------------

        CHEMICALS - 4.1%
        Cabot Corp.(a)......................      201,800     6,966,136
        Celanese Corp.......................      286,500     5,850,330
        Sigma-Aldrich Corp.(a)..............       83,200     6,043,648
                                                          -------------
                                                             18,860,114
                                                          -------------

        COMMERCIAL SERVICES & SUPPLIES - 12.2%
        ARAMARK Corp. - Class B.............      194,000     6,423,340
        CDW Corp.(a)........................      117,400     6,415,910
        MasterCard, Inc. - Class A*(a)......      118,100     5,668,800
        Pitney Bowes, Inc...................      216,600     8,945,580
        R.H. Donnelley Corp.(a).............      161,822     8,749,716
        Republic Services, Inc..............      144,495     5,828,928
        Service Corporation International(a)    1,136,700     9,252,738
        Temple-Inland, Inc..................       96,300     4,128,381
                                                          -------------
                                                             55,413,393
                                                          -------------

        COMMUNICATIONS EQUIPMENT & SERVICES - 3.0%
        Avaya, Inc.*........................    1,187,400    13,560,108
                                                          -------------

        COMPUTERS & PERIPHERALS - 2.4%
        Ingram Micro, Inc. - Class A*.......      361,700     6,557,621
        Sun Microsystems, Inc.*.............    1,015,200     4,213,080
                                                          -------------
                                                             10,770,701
                                                          -------------

        CONTAINERS & PACKAGING - 1.5%
        Ball Corp...........................      183,700     6,804,248
                                                          -------------

        ELECTRICAL EQUIPMENT & SERVICES - 1.0%
        Arrow Electronics, Inc.*............      140,600     4,527,320
                                                          -------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.3%
        Flextronics International, Ltd.*(a).      668,000     7,094,160
        Solectron Corp.*....................    1,619,900     5,540,058
        Vishay Intertechnology, Inc.*.......      437,500     6,881,875
                                                          -------------
                                                             19,516,093
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL-DIVERSIFIED - 4.9%
        A.G. Edwards, Inc....................       87,800 $   4,857,096
        Ameriprise Financial, Inc............      179,600     8,022,732
        Mellon Financial Corp................      272,200     9,371,846
                                                           -------------
                                                              22,251,674
                                                           -------------

        FOOD PRODUCTS - 1.4%
        Pilgrim's Pride Corp.(a).............      242,300     6,251,340
                                                           -------------
        FOOD RETAILERS - 1.7%
        Kroger Co. (The).....................      350,100     7,653,186
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.9%
        Laboratory Corp. of America Holdings*      138,100     8,593,963
        Triad Hospitals, Inc.*(a)............      230,400     9,119,232
                                                           -------------
                                                              17,713,195
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.4%
        Royal Caribbean Cruises, Ltd.(a).....      169,700     6,491,025
                                                           -------------
        HOUSEHOLD DURABLES - 2.0%
        Stanley Works (The)(a)...............      192,600     9,094,572
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.7%
        Fortune Brands, Inc.(a)..............      107,800     7,654,878
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 1.3%
        Hubbell, Inc. - Class B(a)...........      120,600     5,746,590
                                                           -------------
        INSURANCE - 10.1%
        Lincoln National Corp................      148,505     8,381,644
        PartnerRe, Ltd.(a)...................      145,300     9,306,465
        Protective Life Corp.................      278,200    12,969,684
        RenaissanceRe Holdings, Ltd.(a)......      181,100     8,776,106
        Willis Group Holdings, Ltd...........      193,600     6,214,560
                                                           -------------
                                                              45,648,459
                                                           -------------
        IT CONSULTING & SERVICES - 2.0%
        DST Systems, Inc.*(a)................      149,400     8,889,300
                                                           -------------
        MACHINERY - 1.8%
        Dover Corp...........................      164,300     8,121,349
                                                           -------------
        MEDIA - 1.6%
        Belo Corp.(a)........................      469,000     7,316,400
                                                           -------------
        METALS & MINING - 1.6%
        Massey Energy Co.(a).................      204,700     7,369,200
                                                           -------------
        OIL & GAS - 5.6%
        BJ Services Co.......................      128,300     4,780,458
        Smith International, Inc.(a).........      115,300     5,127,391
        Sunoco, Inc..........................       69,600     4,822,584
        Williams Cos., Inc. (The)............      463,100    10,818,016
                                                           -------------
                                                              25,548,449
                                                           -------------
        PHARMACEUTICALS - 1.4%
        Sepracor, Inc.*(a)...................      109,700     6,268,258
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        REAL ESTATE - 1.2%
        CBL & Associates Properties, Inc.
          (REIT)............................       24,700 $     961,571
        Health Care Property Investors, Inc.
          (REIT)(a).........................      170,500     4,559,170
                                                          -------------
                                                              5,520,741
                                                          -------------
        RETAIL - SPECIALTY - 5.9%
        Dollar Tree Stores, Inc.*...........      366,600     9,714,900
        Foot Locker, Inc....................      291,800     7,146,182
        Liz Claiborne, Inc..................      266,000     9,857,960
                                                          -------------
                                                             26,719,042
                                                          -------------
        SOFTWARE - 2.2%
        Compuware Corp.*....................      730,500     4,894,350
        Hyperion Solutions Corp.*...........      184,700     5,097,720
                                                          -------------
                                                              9,992,070
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.2%
        ALLTEL Corp.........................      156,400     9,983,012
        Citizens Communications Co..........      686,400     8,957,520
                                                          -------------
                                                             18,940,532
                                                          -------------
        TRANSPORTATION - 4.9%
        Laidlaw International, Inc..........      268,300     6,761,160
        Overseas Shipholding Group, Inc.(a).       90,500     5,353,075
        Teekay Shipping Corp.(a)............       84,800     3,548,032
        YRC Worldwide, Inc.*(a).............      152,600     6,425,986
                                                          -------------
                                                             22,088,253
                                                          -------------
        Total Common Stocks
        (Cost $433,102,160)                                 437,292,393
                                                          -------------

                                                              -------------
    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 20.8%
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $19,178,432 on
      07/03/06 collateralized by $19,055,000
      FNMA 6.000% due 05/15/11 with a value
      of $19,558,166............................ $ 19,173,000 $  19,173,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................   75,442,658    75,442,658
                                                              -------------
    Total Short-Term Investments
    (Cost $94,615,658)                                           94,615,658
                                                              -------------

    TOTAL INVESTMENTS - 117.2%
    (Cost $527,717,818)                                         531,908,051

    Other Assets and Liabilities (net) - (17.2%)                (78,195,426)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 453,712,625
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 15.6%
      AEROSPACE & DEFENSE - 0.2%
      Northrop Grumman Corp. 4.079%, due
        11/16/06............................... $    500,000 $     497,190
                                                             -------------
      ASSET-BACKED SECURITIES - 1.4%
      Chase Funding Mortgage Loan Asset-Backed
        Certificates, Series 2002-2, Class 1A 5
        5.833%, due 04/25/32...................      500,000       498,722
      PP&L Transition Bond LLC, Series 1999-1,
        Class A7 7.050%, due 06/25/09..........    3,161,158     3,190,389
                                                             -------------
                                                                 3,689,111
                                                             -------------
      AUTOMOBILES - 0.8%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 01/15/12(a)..........      600,000       625,080
      Ford Motor Credit Co. 7.450%, due
        07/16/31(a)............................      530,000       385,575
      General Motors Acceptance Corp.
        6.125%, due 08/28/07...................    1,100,000     1,088,791
       4.375%, due 12/10/07....................       60,000        56,812
       5.850%, due 01/14/09....................       50,000        48,000
                                                             -------------
                                                                 2,204,258
                                                             -------------
      BANKS - 1.8%
      ABN AMRO Bank NV 5.222%, due
        05/11/07(b)............................      700,000       700,545
      Bank of America Corp.
        5.375%, due 06/15/14...................      250,000       242,379
       3.875%, due 01/15/08....................      520,000       507,261
      Glitnir Banki HF 6.693%, due
        06/15/16 (144A)(c).....................      230,000       228,921
      Huntington National Bank 4.650%, due
        06/30/09...............................      300,000       291,108
      Kaupthing Bank 5.400%, due 04/12/11......      290,000       290,458
      Rabobank Capital Fund Trust III 5.254%,
        due 12/31/16 (144A)(c).................      200,000       183,572
      RBS Capital Trust I 4.709%, due
        12/29/49(a)............................      300,000       271,555
      Royal Bank of Scotland Group Plc 5.050%,
        due 01/08/15(a)........................      300,000       283,687
      Shinsei Finance Cayman Ltd. 6.418%, due
        01/29/49 (144A)(c).....................      200,000       188,171
      U.S. Bank North America 4.950%, due
        10/30/14(a)............................      200,000       187,657
      Wachovia Bank North America
        4.800%, due 11/01/14...................      200,000       185,000
       5.510%, due 11/03/14(b).................      700,000       706,973
      Washington Mutual Bank FA. 5.125%, due
        01/15/15(a)............................      400,000       371,974
                                                             -------------
                                                                 4,639,261
                                                             -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
     Banc of America Commercial Mortgage,
       Inc., Series 2004-6, Class AJ 4.870%,
       due 12/10/42............................. $    450,000 $     418,269
     Commercial Mortgage Pass Through
       Certificates 5.167%, due 06/10/44........      650,000       616,103
     Indymac Index Mortgage Loan Trust
       5.442%, due 10/25/35.....................      531,672       520,698
     JP Morgan Chase Commercial Mortgage
       Securities Corp. Series 2004-C3, Class AJ
        4.922%, due 01/15/42....................      600,000       558,912
      Series 2005-CB12 4.948%, due
        09/12/37................................      450,000       418,945
      Series 2005-LDP4, Class AM 4.999%,
        due 10/15/42............................      430,000       401,672
     Washington Mutual, Inc. 5.997%, due
       08/25/36(b)..............................      700,000       696,150
                                                              -------------
                                                                  3,630,749
                                                              -------------
     ELECTRIC UTILITIES - 1.0%
     Dominion Resources, Inc., Series F
       5.250%, due 08/01/33.....................      300,000       279,572
     Duke Energy Corp. 5.625%, due
       11/30/12(a)..............................      210,000       207,780
     Exelon Corp. 5.625%, due 06/15/35..........      350,000       308,047
     FirstEnergy Corp.
       6.450%, due 11/15/11.....................      250,000       254,666
      7.375%, due 11/15/31......................      580,000       624,101
     Pacific Gas & Electric Co. 6.050%, due
       03/01/34.................................      260,000       246,188
     SP PowerAssets, Ltd. 5.000%, due 10/22/13
       (144A)(c)................................      700,000       659,899
     TXU Corp.
       5.550%, due 11/15/14.....................       40,000        36,481
      6.550%, due 11/15/34......................       70,000        61,844
     TXU Electric Delivery Co. 6.375%, due
       01/15/15(a)..............................       40,000        40,158
                                                              -------------
                                                                  2,718,736
                                                              -------------
     ENERGY - 0.1%
     Kinder Morgan Energy Partners LP
       6.300%, due 02/01/09.....................       10,000        10,050
      6.750%, due 03/15/11......................       30,000        30,678
     Williams Cos., Inc. 7.750%, due
       06/15/31.................................      220,000       217,800
                                                              -------------
                                                                    258,528
                                                              -------------
     ENVIRONMENTAL SERVICES - 0.2%
     Waste Management, Inc. 6.375%, due
       11/15/12(a)..............................      370,000       377,943
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FINANCIAL - DIVERSIFIED - 3.9%
     Aiful Corp. 5.000%, due
       08/10/10 (144A)(c)....................... $    200,000 $     190,352
     AIG SunAmerica Global Financing VII
       5.850%, due 08/01/08 (144A)(c)...........      400,000       401,619
     American General Finance Corp. 3.875%,
       due 10/01/09.............................      800,000       757,151
     Capital One Bank 5.000%, due
       06/15/09.................................      310,000       303,848
     Capital One Financial Corp. 5.500%, due
       06/01/15(a)..............................       80,000        75,792
     Citigroup, Inc. 4.125%, due 02/22/10.......      930,000       884,916
     Credit Suisse First Boston USA, Inc.
       3.875%, due 01/15/09.....................      250,000       239,955
      6.125%, due 11/15/11......................      140,000       142,033
     Ford Motor Credit Co.
       5.700%, due 01/15/10.....................      100,000        87,661
      7.375%, due 10/28/09......................    1,400,000     1,295,273
      10.486%, due 06/15/11
        (144A)(b)(c)............................      270,000       264,128
     General Electric Capital Corp. 4.125%,
       due 09/01/09.............................      350,000       335,490
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34(a)..................      200,000       187,035
     Goldman Sachs Group L.P. 4.500%, due
       06/15/10.................................      130,000       124,399
     HSBC Finance Corp. 6.375%, due
       10/15/11.................................    1,100,000     1,125,384
     JP Morgan Chase & Co.
       5.250%, due 05/01/15.....................      400,000       377,687
      5.125%, due 09/15/14......................      790,000       747,418
     Lehman Brothers Holdings, Inc., Series G
       4.800%, due 03/13/14(a)..................      500,000       462,985
     Merrill Lynch & Co., Inc., Series C
       4.250%, due 02/08/10.....................      170,000       161,708
      5.000%, due 01/15/15......................      170,000       158,512
     Morgan Stanley 5.050%, due 01/21/11........      600,000       582,473
     Residential Capital Corp. 6.000%, due
       02/22/11.................................      400,000       387,974
     Resona Preferred Global Securities Cayman,
       Ltd. 7.191%, due 12/29/49 (144A)(c)......      120,000       120,566
     Wells Fargo & Co. 4.200%, due
       01/15/10.................................      780,000       745,983
                                                              -------------
                                                                 10,160,342
                                                              -------------
     HEALTH CARE PROVIDERS & SERVICES - 0.1%
     HCA Inc. 5.750%, due 03/15/14..............      420,000       377,660
                                                              -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      INDUSTRIAL - DIVERSIFIED - 0.4%
      General Electric Co. 5.000%, due
        02/01/13............................... $    550,000 $     527,536
      Tyco International Group SA 6.000%, due
        11/15/13(a)............................      630,000       625,055
                                                             -------------
                                                                 1,152,591
                                                             -------------
      INSURANCE - 0.1%
      Berkshire Hathaway Finance Corp. 4.750%,
        due 05/15/12(a)........................      230,000       218,051
                                                             -------------
      INTERNET SOFTWARE & SERVICES - 0.0%
      Electronic Data Systems Corp. 7.125%, due
        10/15/09...............................       10,000        10,335
                                                             -------------
      MEDIA - 0.9%
      Comcast Cable Communications, Inc.
        8.875%, due 05/01/17...................      880,000     1,026,685
      Liberty Media Corp. 6.829%, due
        09/17/06(b)............................      352,000       353,179
      News America Inc. 6.200%, due
        12/15/34...............................      120,000       109,242
      Time Warner Cos, Inc. 7.625%,
        due 04/15/31(a)........................      900,000       971,852
                                                             -------------
                                                                 2,460,958
                                                             -------------
      OIL & GAS - 1.3%
      Anadarko Finance Co.
        Series B 7.500%, due 05/01/31..........       60,000        64,652
       Series B 6.750%, due 05/01/11...........      300,000       308,569
      ConocoPhillips Holding Co. 6.950%, due
        04/15/29(a)............................      800,000       873,097
      Consolidated Natural Gas Co., Series A
        5.000%, due 12/01/14...................      200,000       184,280
      Cooper Cameron Corp. 2.650%, due
        04/15/07...............................      200,000       194,442
      Devon Energy Corp. 7.950%, due
        04/15/32...............................      140,000       161,796
      Devon Financing Corp. 6.875%, due
        09/30/11...............................      140,000       145,717
      Devon Financing Corp. ULC 7.875%, due
        09/30/31(a)............................      400,000       458,129
      Duke Capital LLC 4.331%, due 11/16/06....      300,000       298,714
      Kerr-McGee Corp. 7.875%, due
        09/15/31...............................       50,000        56,687
      Kinder Morgan Energy Partners LP 5.125%,
        due 11/15/14(a)........................      200,000       182,885
      Pemex Project Funding Master Trust
        6.625%, due 06/15/35 (144A)(c)(a)......      162,000       146,813
      XTO Energy, Inc.
       6.100%, due 04/01/36....................      240,000       217,940
       6.250%, due 04/15/13....................      150,000       150,303
                                                             -------------
                                                                 3,444,024
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                       PAR          VALUE
      DESCRIPTION                                   AMOUNT       (NOTE 2)
      ----------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - 0.3%
      Weyerhaeuser Co. 6.750%, due
        03/15/12................................ $    740,000  $     756,916
                                                               -------------
      PHARMACEUTICALS - 0.2%
      Wyeth 6.500%, due 02/01/34(a).............      500,000        502,208
                                                               -------------
      REAL ESTATE - 0.2%
      iStar Financial, Inc., (REIT) 6.000%, due
        12/15/10(a).............................      300,000        299,193
      Simon Property Group LP, (REIT)
        4.600%, due 06/15/10....................      120,000        115,102
       5.100%, due 06/15/15.....................      200,000        185,166
                                                               -------------
                                                                     599,461
                                                               -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/30(a).................      330,000        382,075
      France Telecom S.A. 8.500%, due
        03/01/31(a).............................      150,000        181,007
      Royal KPN NV 8.000%, due 10/01/10.........      350,000        371,569
      SBC Communications, Inc. 6.450%, due
        06/15/34................................      300,000        286,063
      Sprint Capital Corp. 8.375%, due
        03/15/12................................      560,000        619,449
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10....................      300,000        280,959
       5.250%, due 10/01/15.....................      200,000        181,347
       6.000%, due 09/30/34.....................      240,000        207,868
      Verizon Global Funding Corp. 7.375%, due
        09/01/12(a).............................      120,000        127,712
                                                               -------------
                                                                   2,638,049
                                                               -------------
      TOBACCO - 0.3%
      Altria Group, Inc. 5.625%, due
        11/04/08................................      700,000        698,057
                                                               -------------
      Total Domestic Bonds & Debt Securities
      (Cost $41,506,065)                                          41,034,428
                                                               -------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 5.6%
      Federal National Mortgage Assoc.
        6.000%, due 01/01/13-08/01/28...........      358,164        354,381
       6.500%, due 12/01/27.....................       19,323         19,529
       5.500%, due 08/01/28.....................      200,916        194,042
       5.000%, due 09/01/35-11/01/35............    1,968,447      1,841,851
       5.000% due TBA(d)........................    8,000,000      7,480,000
       6.000% due TBA(d)........................      320,000        320,900
      Government National Mortgage Assoc.
        9.000%, due 11/15/19....................       12,027         12,944
       9.500%, due 01/15/20.....................        6,893          7,555
       6.000%, due 06/15/36.....................    4,500,000      4,466,056
                                                               -------------
      Total U. S. Government Agency Mortgage Backed Securities
      (Cost $14,794,955)                                          14,697,258
                                                               -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     U. S. GOVERNMENT & AGENCY OBLIGATIONS - 15.6%
     Federal Home Loan Bank 5.375%, due
       05/18/16................................ $    500,000 $     494,403
     Federal Home Loan Mortgage Corp.
       4.875%, due 11/15/13....................      500,000       481,838
     U.S. Treasury Bond
       6.250%, due 08/15/23....................       80,000        88,256
      4.500%, due 02/15/16-02/15/36............    2,930,000     2,667,506
     U.S. Treasury Inflation Index Bond 2.000%,
       due 01/15/26(a).........................      608,964       557,726
     U.S. Treasury Inflation Index Note 2.000%,
       due 01/15/16(a).........................      690,159       659,291
     U.S. Treasury Note
       5.625%, due 05/15/08....................        8,000         8,066
      3.250%, due 08/15/08.....................    3,300,000     3,176,253
      3.625%, due 07/15/09.....................    5,200,000     4,984,486
      4.125%, due 05/15/15.....................    2,060,000     1,913,468
      3.000%, due 02/15/08.....................    3,000,000     2,899,572
      4.500%, due 02/15/09-11/15/15............    6,920,000     6,608,356
      4.750%, due 03/31/11.....................    1,770,000     1,743,935
      4.875%, due 04/30/11-05/31/11............   15,030,000    14,877,363
                                                             -------------
     Total U. S. Government & Agency Obligations
     (Cost $41,791,019)                                         41,160,519
                                                             -------------

     FOREIGN BONDS & DEBT SECURITIES - 0.4%
     MEXICO - 0.2%
     United Mexican States 7.500%, due
       04/08/33(a).............................      554,000       590,010
                                                             -------------
     RUSSIA - 0.2%
     Russian Federation 5.000%, due
       03/31/30................................      545,000       581,276
                                                             -------------
     Total Foreign Bonds & Debt Securities
     (Cost $1,215,896)                                           1,171,286
                                                             -------------

     CONVERTIBLE BONDS - 4.8%
     AEROSPACE & DEFENSE - 0.3%
     AAR Corp.
       1.750%, due 02/01/26 (144A)(c)..........      150,000       144,562
      1.750%, due 02/01/26.....................      150,000       144,563
     L-3 Communications Corp.
       3.000%, due 08/01/35 (144A)(c)..........      225,000       220,500
      3.000%, due 08/01/35.....................      100,000        98,000
     Lockheed Martin Corp. 4.920%, due
       08/15/33(b).............................      200,000       228,312
                                                             -------------
                                                                   835,937
                                                             -------------
     AIRLINES - 0.1%
     Frontier Airlines, Inc. 5.000%, due
       12/15/25................................      175,000       164,281
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                          PAR         VALUE
    DESCRIPTION                                      AMOUNT      (NOTE 2)
    ------------------------------------------------------------------------

    BIOTECHNOLOGY - 0.4%
    Amgen, Inc. 0.375%, due 02/01/13
      (144A)(c).................................. $    300,000 $     280,125
    Genzyme Corp. 1.250%, due
      12/01/23(a)................................      300,000       313,125
    InterMune, Inc. 0.250%, due 03/01/11.........      175,000       156,406
    Invitrogen Corp. 1.500%, due 02/15/24........      300,000       252,750
                                                               -------------
                                                                   1,002,406
                                                               -------------
    BUILDING MATERIALS - 0.1%
    Masco Corp., Series B 2.118%, due
      07/20/31(e)................................      700,000       324,625
                                                               -------------
    COMMERCIAL SERVICES & SUPPLIES - 0.1%
    Euronet Worldwide, Inc. 3.500%, due
      10/15/25...................................      175,000       208,031
                                                               -------------
    COMPUTERS & PERIPHERALS - 0.1%
    Electronics For Imaging, Inc. 1.500%, due
      06/01/23...................................      200,000       196,000
    Mentor Graphics Corp. 6.250%, due
      03/01/26 (144A)(c).........................      125,000       136,875
    Silicon Graphics, Inc. 6.500%, due
      06/01/09...................................      100,000        73,500
                                                               -------------
                                                                     406,375
                                                               -------------
    FINANCE - DIVERSIFIED - 0.2%
    Merrill Lynch & Co., Inc. 0.000%, due
      03/13/32(e)................................      425,000       465,375
                                                               -------------
    HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
    Fisher Scientific International, Inc. 3.250%,
      due 03/01/24(a)............................      150,000       167,625
    Medtronic, Inc. 1.500%, due 04/15/11
      (144A)(c)..................................      325,000       312,406
                                                               -------------
                                                                     480,031
                                                               -------------
    HEALTH CARE PROVIDERS & SERVICES - 0.2%
    Pacificare Health Systems, Inc. 3.000%, due
      10/15/32...................................      145,000       488,469
                                                               -------------
    HOTELS, RESTAURANTS & LEISURE - 0.1%
    Host Marriott LP 3.250%, due 04/15/24
      (144A)(c)..................................      125,000       166,250
                                                               -------------
    INDUSTRIAL - DIVERSIFIED - 0.3%
    3M Co. 0.407%, due 11/21/32(e)(a)............      175,000       158,813
    Actuant Corp. 2.000%, due 11/15/23...........      225,000       302,062
    Danaher Corp. 1.440%, due
      01/22/21(e)................................      250,000       236,562
    Roper Industries, Inc. 1.481%, due
      01/15/34...................................      325,000       199,063
                                                               -------------
                                                                     896,500
                                                               -------------
    LEISURE EQUIPMENT & PRODUCTS - 0.1%
    Carnival Corp. 2.000%, due 04/15/21..........      150,000       171,000
                                                               -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      MEDIA - 0.1%
      Charter Communications, Inc. 5.875%, due
        11/16/09............................... $    300,000 $     223,875
                                                             -------------
      OIL & GAS - 0.3%
      Diamond Offshore Drilling, Inc. 1.500%,
        due 04/15/31...........................       80,000       138,700
      Halliburton Co. 3.125%, due 07/15/23.....      125,000       251,250
      Pride International, Inc. 3.250%, due
        05/01/33...............................      250,000       336,250
                                                             -------------
                                                                   726,200
                                                             -------------
      PHARMACEUTICALS - 0.6%
      Alexion Pharmaceuticals, Inc. 1.375%, due
        02/01/12...............................      125,000       164,063
      BioMarin Pharmaceutical, Inc.
        3.500%, due 06/15/08...................      225,000       239,062
       2.500%, due 03/29/13....................      100,000       110,750
      CV Therapeutics, Inc. 2.750%, due
        05/16/12...............................      150,000       150,188
      Enzon Pharmaceuticals, Inc. 4.500%, due
        07/01/08...............................      175,000       168,656
      Nektar Therapeutics 3.250%, due
        09/28/12 (144A)(c).....................      150,000       163,875
      NPS Pharmaceuticals, Inc. 3.000%, due
        06/15/08...............................      275,000       234,438
      Oscient Pharmaceutical Corp. 3.500%, due
        04/15/11...............................      225,000       149,906
      Teva Pharmaceutical Industries, Ltd.
        0.250%, due 02/01/24...................      325,000       338,000
                                                             -------------
                                                                 1,718,938
                                                             -------------
      RETAIL - MULTILINE - 0.4%
      CBRL Group, Inc. 3.137%, due
        04/03/32(e)............................      575,000       263,781
      Lowe's Cos., Inc. 0.861%, due 10/19/21...      150,000       158,625
      Men's Wearhouse, Inc. 3.125%, due
        10/15/23...............................      250,000       306,563
      Pier 1 Imports, Inc. 6.375%/6.125%, due
        02/15/36 (144A)(c)(f)..................      175,000       160,344
      WESCO International, Inc. 2.625%, due
        10/15/25 (144A)(c).....................      150,000       265,875
                                                             -------------
                                                                 1,155,188
                                                             -------------
      SOFTWARE - 0.5%
      Mentor Graphics Corp. 6.810%, due
        08/06/23(b)............................      150,000       148,500
      Open Solutions, Inc. 1.467%, due
        02/02/35(a)............................      400,000       235,500
      Openwave Systems, Inc. 2.750%, due
        09/09/08...............................      275,000       278,781
      RealNetworks, Inc. 0.800%, due
        07/01/10(e)(a).........................      150,000       184,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SOFTWARE - CONTINUED
      SafeNet, Inc. 2.500%, due
        12/15/10 (144A)(c).................... $    350,000 $     305,375
      SINA Corp. 0.000%, due 07/15/23(e)......      200,000       226,250
                                                            -------------
                                                                1,378,906
                                                            -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
      ADC Telecommunications, Inc. 5.795%,
        due 06/15/13(b)(a)....................      500,000       480,000
      Amdocs, Ltd. 0.500%, due 03/15/24(a)....      150,000       152,625
      Ciena Corp. 3.750%, due 02/01/08(a).....      250,000       240,312
      Dobson Communications Corp. 1.500%,
        due 10/01/25 (144A)(c)................      150,000       150,187
      Juniper Networks, Inc. 0.000%, due
        06/15/08(e)...........................      225,000       225,844
      Level 3 Communications, Inc. 6.000%, due
        03/15/10..............................      150,000       125,063
      NII Holdings, Inc
        2.750%, due 08/15/25 (144A)(c)........      225,000       299,250
       2.750%, due 08/15/25...................       75,000        99,750
      RF Micro Devices, Inc. 1.500%, due
        07/01/10..............................      150,000       149,250
                                                            -------------
                                                                1,922,281
                                                            -------------
      Total Convertible Bonds
      (Cost $12,577,977)                                       12,734,668
                                                            -------------

      ASSET-BACKED SECURITY - 0.3%
      American Home Mortgage Investment Trust
        5.294%, due 06/25/45(b)
        (Cost $837,174).......................      845,764       829,791
                                                            -------------

      COMMON STOCKS - 58.6%
      AEROSPACE & DEFENSE - 2.5%
      Boeing Co. (The)........................       12,966     1,062,045
      General Dynamics Corp...................       10,276       672,667
      Honeywell International, Inc............       12,110       488,033
      Lockheed Martin Corp....................        8,950       642,073
      Northrop Grumman Corp...................       11,773       754,179
      Raytheon Co.............................       44,700     1,992,279
      United Technologies Corp................       14,536       921,873
                                                            -------------
                                                                6,533,149
                                                            -------------
      AIR FREIGHT & LOGISTICS - 1.2%
      FedEx Corp..............................        5,900       689,474
      Ryder System, Inc.......................       36,800     2,150,224
      United Parcel Service, Inc. - Class B...        4,220       347,433
                                                            -------------
                                                                3,187,131
                                                            -------------
      BANKS - 2.5%
      Bank of America Corp....................       48,926     2,353,341
      Comerica, Inc...........................        9,732       505,967
      Commerce Bancorp, Inc.(a)...............        8,100       288,927
      M&T Bank Corp...........................        1,600       188,672
      Northern Trust Corp.....................       24,600     1,360,380

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        BANKS - CONTINUED
        SunTrust Banks, Inc..................       2,278 $     173,720
        U.S. Bancorp.........................      11,726       362,099
        Wachovia Corp........................      10,943       591,797
        Wells Fargo & Co.....................      11,375       763,035
                                                          -------------
                                                              6,587,938
                                                          -------------
        BEVERAGES - 1.0%
        Coca-Cola Co.........................      15,365       661,003
        Pepsi Bottling Group, Inc............      19,700       633,355
        PepsiCo, Inc.........................      23,582     1,415,863
                                                          -------------
                                                              2,710,221
                                                          -------------
        BIOTECHNOLOGY - 0.8%
        Amgen, Inc.*.........................       8,022       523,275
        Gilead Sciences, Inc.*...............       3,077       182,035
        Invitrogen Corp.*....................       8,000       528,560
        Millipore Corp.*.....................      15,600       982,644
                                                          -------------
                                                              2,216,514
                                                          -------------
        CHEMICALS - 0.7%
        Airgas, Inc..........................      12,400       461,900
        Dow Chemical Co......................      16,751       653,791
        E.I. du Pont de Nemours & Co.........       6,023       250,557
        Lyondell Chemical Co.................      13,200       299,112
        Monsanto Co..........................       1,704       143,460
                                                          -------------
                                                              1,808,820
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 1.0%
        Herman Miller, Inc...................      10,074       259,607
        Manpower, Inc........................      24,100     1,556,860
        Temple-Inland, Inc...................      16,300       698,781
                                                          -------------
                                                              2,515,248
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
        Cisco Systems, Inc.*.................      41,992       820,104
        Motorola, Inc........................      50,375     1,015,056
        QUALCOMM, Inc........................      10,675       427,747
        SafeNet, Inc.*(a)....................       2,400        42,528
                                                          -------------
                                                              2,305,435
                                                          -------------
        COMPUTERS & PERIPHERALS - 2.1%
        Apple Computer, Inc.*................       5,717       326,555
        Dell, Inc.*..........................      15,528       379,038
        EMC Corp.*...........................      46,037       505,026
        Hewlett-Packard Co...................      54,509     1,726,845
        Ingram Micro, Inc. - Class A*........      10,200       184,926
        International Business Machines Corp.      25,023     1,922,267
        Seagate Technology*(a)...............      26,300       595,432
                                                          -------------
                                                              5,640,089
                                                          -------------
        CONSTRUCTION MATERIALS - 0.2%
        Martin Marietta Materials, Inc.......       6,200       565,130
                                                          -------------
        CONTAINERS & PACKAGING - 0.2%
        Bemis Co., Inc.......................      19,400       594,028
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                          SHARES      (NOTE 2)
          ------------------------------------------------------------

          ELECTRIC SERVICES - 0.1%
          Southern Co.......................       4,865 $     155,923
                                                         -------------
          ELECTRIC UTILITIES - 1.3%
          American Electric Power Co., Inc..      19,091       653,867
          Edison International..............      14,290       557,310
          Exelon Corp.......................       4,688       266,419
          FirstEnergy Corp..................      22,501     1,219,779
          TXU Corp..........................      11,002       657,810
                                                         -------------
                                                             3,355,185
                                                         -------------
          ELECTRICAL EQUIPMENT & SERVICES - 1.0%
          Arrow Electronics, Inc.*..........      31,100     1,001,420
          Schlumberger, Ltd.................      24,010     1,563,291
                                                         -------------
                                                             2,564,711
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
          Jabil Circuit, Inc................      55,966     1,432,729
          Sanmina-SCI Corp.*................       9,500        43,700
          Thomas & Betts Corp.*.............      13,226       678,494
          WESCO International, Inc.*(a).....      10,400       717,600
                                                         -------------
                                                             2,872,523
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 0.2%
          Baker Hughes, Inc.................       7,051       577,124
          Rowan Companies, Inc..............       2,100        74,739
                                                         -------------
                                                               651,863
                                                         -------------
          FINANCIAL - DIVERSIFIED - 6.3%
          American Express Co...............       7,907       420,811
          Ameriprise Financial, Inc.........      10,520       469,928
          Bank of New York Co., Inc.........       5,070       163,254
          Capital One Financial Corp........      10,582       904,232
          Citigroup, Inc....................      91,400     4,409,136
          Countrywide Financial Corp........       5,500       209,440
          Fannie Mae........................       6,234       299,855
          Franklin Resources, Inc...........       4,792       415,994
          Freddie Mac.......................       3,064       174,679
          Goldman Sachs Group, Inc. (The)...       8,398     1,263,311
          Investment Technology Group, Inc.*      12,600       640,836
          JP Morgan Chase & Co..............      52,716     2,214,072
          Lehman Brothers Holdings, Inc.....      14,956       974,383
          Merrill Lynch & Co., Inc..........      14,837     1,032,062
          Morgan Stanley....................      22,164     1,400,986
          PNC Financial Services Group, Inc.       6,028       422,985
          Prudential Financial, Inc.........      14,237     1,106,215
                                                         -------------
                                                            16,522,179
                                                         -------------
          FOOD & DRUG RETAILING - 0.4%
          Kraft Foods, Inc. - Class A(a)....       5,500       169,950
          Safeway, Inc......................      27,700       720,200
          Walgreen Co.......................       6,496       291,281
                                                         -------------
                                                             1,181,431
                                                         -------------
          FOOD RETAILERS - 0.2%
          Kroger Co. (The)..................      25,400       555,244
                                                         -------------

    -----------------------------------------------------------------------
    SECURITY                                                     VALUE
    DESCRIPTION                                     SHARES      (NOTE 2)
    -----------------------------------------------------------------------

    HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
    Applera Corp.................................      41,200 $   1,332,820
    Dade Behring Holdings, Inc...................       6,600       274,824
    Kinetic Concepts, Inc.*......................       1,000        44,150
    Medtronic, Inc...............................       7,945       372,779
                                                              -------------
                                                                  2,024,573
                                                              -------------
    HEALTH CARE PROVIDERS & SERVICES - 1.3%
    Aetna, Inc...................................      15,104       603,103
    Humana, Inc.*................................      14,726       790,786
    UnitedHealth Group, Inc......................      27,308     1,222,852
    WellPoint, Inc.*.............................      12,318       896,381
                                                              -------------
                                                                  3,513,122
                                                              -------------
    HOTELS, RESTAURANTS & LEISURE - 0.9%
    Darden Restaurants, Inc......................      22,357       880,866
    Hilton Hotels Corp...........................     125,000       164,688
    Marriott International, Inc. - Class A.......      21,650       825,298
    McDonald's Corp..............................      12,252       411,667
                                                              -------------
                                                                  2,282,519
                                                              -------------
    HOUSEHOLD PRODUCTS - 0.6%
    Colgate-Palmolive Co.........................       3,285       196,772
    Kimberly-Clark Corp..........................       3,064       189,049
    Procter & Gamble Co. (The)...................      20,969     1,165,876
                                                              -------------
                                                                  1,551,697
                                                              -------------
    INDUSTRIAL - DIVERSIFIED - 1.1%
    3M Co........................................       4,900       395,773
    General Electric Co..........................      66,280     2,184,589
    Tyco International, Ltd......................      13,063       359,232
                                                              -------------
                                                                  2,939,594
                                                              -------------
    INSURANCE - 2.5%
    AFLAC, Inc...................................       3,469       160,788
    Allstate Corp. (The).........................       4,159       227,622
    American International Group, Inc............      25,985     1,534,414
    Assurant, Inc.(a)............................      14,600       706,640
    Chubb Corp. (The)............................      15,715       784,179
    CIGNA Corp...................................       7,562       744,933
    Hartford Financial Services Group, Inc.......       4,915       415,809
    Lincoln National Corp........................      22,217     1,253,927
    Loews Corp...................................      23,500       833,075
                                                              -------------
                                                                  6,661,387
                                                              -------------
    INTERNET SOFTWARE & SERVICES - 0.5%
    eBay, Inc.*..................................       9,372       274,506
    Google, Inc. - Class A*......................       1,400       587,062
    Sohu.com, Inc.*..............................       4,500       116,055
    Yahoo!, Inc.*................................       9,355       308,715
                                                              -------------
                                                                  1,286,338
                                                              -------------
    IT CONSULTING & SERVICES - 0.1%
    Affiliated Computer Services, Inc. - Class A*       2,700       139,347
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        MACHINERY - 0.7%
        Caterpillar, Inc......................       2,700 $     201,096
        Ingersoll-Rand Co., Ltd. - Class A....      27,216     1,164,300
        JLG Industries, Inc...................       4,300        96,750
        Parker Hannifin Corp..................       3,300       256,080
                                                           -------------
                                                               1,718,226
                                                           -------------
        MEDIA - 1.0%
        Comcast Corp. - Class A*..............       8,766       286,999
        News Corp. - Class A..................      39,975       766,720
        Time Warner, Inc......................      65,573     1,134,413
        Viacom, Inc. - Class B*...............       4,164       149,238
        Walt Disney Co. (The).................      12,456       373,680
                                                           -------------
                                                               2,711,050
                                                           -------------
        METALS & MINING - 0.8%
        Nucor Corp............................      23,566     1,278,456
        Phelps Dodge Corp.....................      11,126       914,112
                                                           -------------
                                                               2,192,568
                                                           -------------
        OIL & GAS - 8.5%
        Anadarko Petroleum Corp...............       9,138       435,791
        BJ Services Co........................      22,800       849,528
        Chevron Corp..........................      47,564     2,951,822
        ConocoPhillips........................      36,529     2,393,745
        Devon Energy Corp.....................       9,803       592,199
        EnCana Corp...........................       2,900       152,656
        ENSCO International, Inc..............       6,900       317,538
        EOG Resources, Inc....................       8,000       554,720
        Exxon Mobil Corp......................     106,165     6,513,223
        Halliburton Co........................      10,527       781,209
        Marathon Oil Corp.....................      10,410       867,153
        MDU Resources Group, Inc..............      16,600       607,726
        Nabors Industries, Ltd.*(a)...........      31,100     1,050,869
        Occidental Petroleum Corp.............      10,847     1,112,360
        Petro-Canada..........................       9,100       431,431
        Sunoco, Inc...........................       4,702       325,802
        Talisman Energy, Inc..................      63,100     1,102,988
        Transocean, Inc.*.....................       6,471       519,751
        Valero Energy Corp....................      11,220       746,354
        XTO Energy, Inc.......................       5,500       243,485
                                                           -------------
                                                              22,550,350
                                                           -------------
        PERSONAL PRODUCTS - 0.1%
        Alberto-Culver Co.....................       2,300       112,056
        Estee Lauder Companies, Inc. - Class A       3,400       131,478
                                                           -------------
                                                                 243,534
                                                           -------------
        PHARMACEUTICALS - 3.1%
        Abbott Laboratories...................      10,382       452,759
        Biovail Corp..........................      14,500       339,445
        Bristol-Myers Squibb Co...............      12,591       325,603
        Eli Lilly & Co........................       7,379       407,837
        Forest Laboratories, Inc.*............      20,500       793,145

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Johnson & Johnson.......................      19,625 $   1,175,930
       King Pharmaceuticals, Inc.*.............      24,400       414,800
       Merck & Co., Inc........................      31,246     1,138,292
       Mylan Laboratories, Inc.................      29,700       594,000
       Oscient Pharmaceuticals Corp.*..........      13,000        11,180
       Pfizer, Inc.............................      76,943     1,805,852
       Schering-Plough Corp....................      20,747       394,816
       Wyeth...................................       8,756       388,854
                                                            -------------
                                                                8,242,513
                                                            -------------
       REAL ESTATE - 1.0%
       Hospitality Properties Trust (REIT).....       6,900       303,048
       Host Hotels & Resorts, Inc. (REIT)......      18,100       395,847
       iStar Financial, Inc. (REIT)............      33,600     1,268,400
       Jones Lang LaSalle, Inc.................       6,800       595,340
                                                            -------------
                                                                2,562,635
                                                            -------------
       RETAIL - MULTILINE - 1.9%
       Costco Wholesale Corp...................       3,122       178,360
       CVS Corp................................      19,686       604,360
       J.C. Penney Co., Inc....................      23,700     1,599,987
       Target Corp.............................      17,564       858,353
       Wal-Mart Stores, Inc....................      37,795     1,820,585
                                                            -------------
                                                                5,061,645
                                                            -------------
       RETAIL - SPECIALTY - 1.4%
       American Eagle Outfitters, Inc..........       8,119       276,371
       Best Buy Co., Inc.......................       7,872       431,700
       Home Depot, Inc. (The)..................      36,856     1,319,076
       Lowe's Cos., Inc........................      15,525       941,902
       NIKE, Inc. - Class B....................       1,814       146,934
       Nordstrom, Inc..........................      14,500       529,250
       Staples, Inc............................       5,100       124,032
                                                            -------------
                                                                3,769,265
                                                            -------------
       ROAD & RAIL - 0.8%
       Burlington Northern Santa Fe Corp.......      10,413       825,230
       Canadian National Railway Co............       2,500       109,375
       CSX Corp................................      11,141       784,772
       Union Pacific Corp......................       3,700       343,952
                                                            -------------
                                                                2,063,329
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.3%
       Advanced Micro Devices, Inc.*...........      12,571       306,984
       Agere Systems, Inc.*....................      48,900       718,830
       Atmel Corp.*(a).........................      62,300       345,765
       Avnet, Inc.*............................      35,000       700,700
       Freescale Semiconductor, Inc. - Class B*      50,500     1,484,700
       Intel Corp..............................      37,217       705,262
       Lam Research Corp.*.....................      18,000       839,160
       Texas Instruments, Inc..................      28,884       874,896
                                                            -------------
                                                                5,976,297
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                  SHARES      (NOTE 2)
      --------------------------------------------------------------------

      SOFTWARE - 1.2%
      BMC Software, Inc.*.......................      27,900 $     666,810
      Intuit, Inc.*.............................       1,400        84,546
      Microsoft Corp............................      67,607     1,575,243
      Oracle Corp.*.............................      33,966       492,167
      Sybase, Inc.*(a)..........................      15,821       306,928
                                                             -------------
                                                                 3,125,694
                                                             -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
      Amdocs, Ltd.*.............................      13,700       501,420
      AT&T, Inc.................................      81,605     2,275,964
      BCE, Inc..................................       8,500       201,025
      BellSouth Corp............................      22,799       825,324
      Citizens Communications Co................      74,300       969,615
      Corning, Inc.*............................      16,237       392,773
      Harris Corp...............................      13,300       552,083
      Sprint Nextel Corp........................      39,958       798,760
      Verizon Communications, Inc...............      55,476     1,857,891
                                                             -------------
                                                                 8,374,855
                                                             -------------

      TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
      NII Holdings, Inc.*.......................       6,800       383,384
                                                             -------------
      TOBACCO - 0.6%
      Altria Group, Inc.........................      23,172     1,701,520
                                                             -------------
      TRANSPORTATION - 0.4%
      Laidlaw International, Inc................      37,200       937,440
                                                             -------------
      Total Common Stocks
      (Cost $135,653,937)                                      154,535,644
                                                             -------------

      CONVERTIBLE PREFERRED STOCKS - 0.6%
      BANKS - 0.1%
      Sovereign Capital Trust IV 4.375%,
        due 03/01/34............................       5,200       236,600
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 0.1%
      United Rentals Trust I 6.500%,
        due 08/01/28............................       6,800       323,000
                                                             -------------
      ELECTRIC UTILITIES - 0.1%
      NRG Energy, Inc. 4.000%...................         125       163,484
                                                             -------------
      FINANCE - DIVERSIFIED - 0.0%
      Doral Financial Corp. 4.750%..............       1,000       124,125
                                                             -------------
      MEDIA - 0.1%
      Interpublic Group of Cos., Inc. - Series B
        5.250% (144A)(c)........................         225       190,688
                                                             -------------
      PHARMACEUTICALS - 0.1%
      Omnicare, Inc., Series B 4.000%,
        due 06/15/33............................       5,200       327,912
                                                             -------------
      REAL ESTATE - 0.1%
      Simon Property Group, Inc. 6.000%.........       2,400       164,400
                                                             -------------
      Total Convertible Preferred Stocks
      (Cost $1,574,230)                                          1,530,209
                                                             -------------

     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 21.8%
     State Street Bank & Trust Co. Repurchase
       Agreement dated 06/30/06 at 1.50% to
       be repurchased at $780,098 on
       07/03/06 collateralized by $620,000
       U.S. Treasury Bond at 8.125% due
       05/15/21 with a value of $798,638...... $    780,000 $     780,000
     State Street Bank & Trust Co. Repurchase
       Agreement dated 06/30/06 at 2.55% to
       be repurchased at $4,531,963 on
       07/03/06 collateralized by $4,625,000
       FHLMC at 5.375% due 05/22/08 with a
       value of $4,625,000....................    4,531,000     4,531,000
     State Street Navigator Securities Lending
       Prime Portfolio(g).....................   52,124,610    52,124,610
                                                            -------------
     Total Short-Term Investments
     (Cost $57,435,610)                                        57,435,610
                                                            -------------

     TOTAL INVESTMENTS - 123.3%
     (Cost $307,386,863)                                      325,129,413

     Other Assets and Liabilities (net) - (23.3)%             (61,365,510)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 263,763,903
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(e) Zero coupon bond - Interest rate represents current yield to maturity.

(f) Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

(g) Represents investment of collateral received from securities lending transactions

ADR - American International Guaranty

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 98.1%
         BUILDING PRODUCTS - 1.0%
         Masco Corp...........................    170,200 $   5,044,728
         Ryland Group, Inc. (The).............     89,000     3,877,730
                                                          -------------
                                                              8,922,458
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 6.5%
         Cisco Systems, Inc.*.................    544,500    10,634,085
         Expedia, Inc.*.......................    875,800    13,110,726
         Waste Management, Inc................    433,000    15,536,040
         WPP Group Plc........................  1,478,700    17,870,811
                                                          -------------
                                                             57,151,662
                                                          -------------
         COMPUTERS & PERIPHERALS - 5.7%
         Dell, Inc.*..........................    581,800    14,201,738
         Hewlett-Packard Co...................    388,300    12,301,344
         International Business Machines Corp.    135,800    10,432,156
         Seagate Technology*..................    560,300    12,685,192
                                                          -------------
                                                             49,620,430
                                                          -------------
         ELECTRIC UTILITIES - 5.0%
         AES Corp.*...........................  2,368,000    43,689,600
                                                          -------------
         FINANCIAL - DIVERSIFIED - 11.8%
         Capital One Financial Corp...........    202,825    17,331,396
         Citigroup, Inc.......................    480,100    23,160,024
         Countrywide Financial Corp...........    688,800    26,229,504
         JPMorgan Chase & Co..................    864,600    36,313,200
                                                          -------------
                                                            103,034,124
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 10.5%
         Aetna, Inc...........................    623,400    24,892,362
         Health Net, Inc.*....................    452,600    20,443,942
         McKesson Corp........................    197,700     9,347,256
         UnitedHealth Group, Inc..............    821,700    36,795,726
                                                          -------------
                                                             91,479,286
                                                          -------------
         HOMEBUILDERS - 3.4%
         Beazer Homes USA, Inc................     92,150     4,226,920
         Centex Corp..........................    250,350    12,592,605
         Pulte Homes, Inc.....................    459,400    13,226,126
                                                          -------------
                                                             30,045,651
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 5.8%
         General Electric Co..................    160,900     5,303,264
         Tyco International, Ltd..............  1,655,000    45,512,500
                                                          -------------
                                                             50,815,764
                                                          -------------
         INSURANCE - 3.4%
         American International Group, Inc....     90,250     5,329,263
         MGIC Investment Corp.................    106,000     6,890,000
         St. Paul Travelers Cos., Inc. (The)..    386,500    17,230,170
                                                          -------------
                                                             29,449,433
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          INTERNET SOFTWARE & SERVICES - 17.0%
          Amazon.com, Inc.*..................  1,069,900 $  41,383,732
          eBay, Inc.*........................    708,400    20,749,036
          Google, Inc. - Class A*............     92,100    38,620,293
          IAC/InterActiveCorp.*..............    828,300    21,941,667
          Symantec Corp.*....................     88,000     1,367,520
          Yahoo!, Inc.*......................    753,200    24,855,600
                                                         -------------
                                                           148,917,848
                                                         -------------
          LEISURE EQUIPMENT & PRODUCTS - 2.9%
          Eastman Kodak Co...................  1,052,500    25,028,450
                                                         -------------
          MEDIA - 4.7%
          DIRECTV Group, Inc. (The)*.........  1,319,000    21,763,500
          Time Warner, Inc...................  1,101,900    19,062,870
                                                         -------------
                                                            40,826,370
                                                         -------------
          PHARMACEUTICALS - 1.5%
          Pfizer, Inc........................    554,300    13,009,421
                                                         -------------
          RETAIL - SPECIALTY - 5.8%
          Home Depot, Inc. (The).............    457,100    16,359,609
          Sears Holdings Corp.*..............    225,200    34,869,968
                                                         -------------
                                                            51,229,577
                                                         -------------
          SOFTWARE - 2.1%
          CA, Inc............................    271,950     5,588,573
          Electronic Arts, Inc.*.............    302,100    13,002,384
                                                         -------------
                                                            18,590,957
                                                         -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 11.0%
          Embarq Corp.*......................    122,610     5,025,784
          Qwest Communications International,
            Inc.*............................  5,102,100    41,275,989
          Sprint Nextel Corp.................  2,484,600    49,667,154
                                                         -------------
                                                            95,968,927
                                                         -------------
          Total Common Stocks
          (Cost $884,840,785)                              857,779,958
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENT - 2.0%
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $37,692 on 07/03/06
      collateralized by $40,000 FHLB 4.375%
      due 09/17/10 with a value of
      $38,925.................................. $     37,681 $      37,681
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $14,520,816 on
      07/03/06 collateralized by $15,410,000
      FNMA 3.250% due 02/15/09 with a value
      of $14,771,934...........................   14,516,703    14,516,703
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $2,883,433 on
      07/03/06 collateralized by $3,060,000
      FNMA 4.250% due 05/15/09 with a value
      of $2,978,720............................    2,882,616     2,882,616
                                                             -------------
    Total Short-Term Investments
    (Cost $17,437,000)                                          17,437,000
                                                             -------------

    TOTAL INVESTMENTS - 100.1%
    (Cost $902,277,785)                                        875,216,958

    Other Assets and Liabilities (net) - (0.1%)                 (1,190,651)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 874,026,307
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 16.4%
      APPAREL & TEXTILES - 0.3%
      Kellwood Co. 7.625%, due
        10/15/17........................... $     1,250,000 $   1,132,615
                                                            -------------
      ASSET-BACKED SECURITIES - 0.4%
      Citibank Credit Card Issuance Trust
        5.375%, due 04/10/13...............         600,000       806,549
      MBNA Credit Card Master Note
        4.150%, due 04/19/10...............         665,000       851,931
                                                            -------------
                                                                1,658,480
                                                            -------------
      AUTO COMPONENTS - 0.2%
      Goodyear Tire & Rubber Co. 7.000%,
        due 03/15/28(a)....................         978,000       777,510
                                                            -------------
      CHEMICALS - 0.3%
      LPG International, Inc. 7.250%, due
        12/20/15...........................       1,465,000     1,355,125
                                                            -------------
      ELECTRIC - 0.2%
      Empresa Nacional de Electricidad S.A.
        8.350%, due 08/01/13...............         910,000       981,245
                                                            -------------
      ENERGY - 1.0%
      Tennessee Gas Pipeline Co. 7.000%,
        due 10/15/28.......................       4,400,000     4,096,048
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.3%
      BNP Paribas S.A. 7.732%, due
        06/13/11 (144A)(b)(c)..............   8,241,755,000       523,483
      Ford Motor Credit Co. 8.625%, due
        11/01/10(a)........................       2,000,000     1,870,834
      Goldman Sachs Co. 3.246%, due
        05/23/16...........................         650,000       825,231
      Morgan Stanley 5.375%, due
        11/14/13...........................         510,000       936,357
      SLM Corp. 6.500%, due 06/15/10.......       1,500,000       902,271
                                                            -------------
                                                                5,058,176
                                                            -------------
      FOOD & DRUG RETAILING - 1.2%
      Albertson's, Inc. 7.450%, due
        08/01/29...........................       5,470,000     4,725,659
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.1%
      HCA, Inc. 7.500%, due 11/06/33.......       4,750,000     4,365,174
                                                            -------------
      HOMEBUILDERS - 1.0%
      Desarrolladora Homex S.A. de C.V.
        7.500%, due 09/28/15...............         985,000       930,825
      K Hovnanian Enterprises, Inc.
        6.250%, due 01/15/16(a)............       1,000,000       867,500
      Pulte Homes, Inc.
       6.375%, due 05/15/33................         565,000       489,594
       6.000%, due 02/15/35(a).............       1,900,000     1,591,144
                                                            -------------
                                                                3,879,063
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL - DIVERSIFIED - 0.7%
       Borden, Inc. 8.375%, due
         04/15/16.......................... $     3,000,000 $   2,692,500
                                                            -------------
       IRON/STEEL - 0.2%
       CSN Islands IX Corp. 10.500%, due
         01/15/15 (144A)(c)................         775,000       856,375
                                                            -------------
       MINING - 0.2%
       Vale Overseas, Ltd. 8.250%, due
         01/17/34..........................         850,000       921,187
                                                            -------------
       MULTI-NATIONAL - 0.0%
       Inter-American Development Bank
         1.900%, due 07/08/09..............      19,000,000       170,478
                                                            -------------
       OIL & GAS EXPLORATION & PRODUCTION - 0.6%
       Cerro Negro Finance Ltd. 7.900%, due
         12/01/20 (144A)(c)................         785,000       706,500
       Pemex Project Funding Master Trust
         5.750%, due 12/15/15(a)...........         900,000       830,025
       Petrozuata Finance, Inc. 8.220%, due
         04/01/17 (144A)(c)................         735,000       694,575
                                                            -------------
                                                                2,231,100
                                                            -------------
       PAPER & FOREST PRODUCTS - 1.1%
       Advance Agro Public Co. 11.000%,
         due 12/19/12 (144A)(c)............         825,000       831,187
       Georgia-Pacific Corp.
        8.000%, due 01/15/24...............         425,000       403,750
        7.375%, due 12/01/25...............         415,000       377,650
        7.750%, due 11/15/29...............       1,920,000     1,766,400
        8.875%, due 05/15/31...............       1,270,000     1,270,000
                                                            -------------
                                                                4,648,987
                                                            -------------
       SOFTWARE - 0.2%
       Hanarotelecom, Inc. 7.000%, due
         02/01/12 (144A)(c)................         965,000       913,155
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
       Excelcomindo Finance Co. BV 7.125%,
         due 01/18/13 (144A)(c)............         955,000       913,219
       GTE Corp. 6.940%, due 04/15/28......          55,000        53,732
       New England Telephone and
         Telegraph Co. 7.875%, due
         11/15/29..........................         415,000       429,686
       Northern Telecom Capital 7.875%,
         due 06/15/26......................         960,000       792,000
       Qwest Capital Funding, Inc. 6.500%,
         due 11/15/18......................         740,000       651,200
       Rogers Wireless, Inc. 7.625%, due
         12/15/11..........................         985,000       915,476
       Shaw Communications, Inc. 6.150%,
         due 05/09/16......................       1,070,000       904,807
       Telefonica Emisones SAU 6.421%, due
         06/20/16..........................         660,000       659,829
       Telestra Corp. Ltd. 6.250%, due
         11/15/13..........................       1,265,000       911,434

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
     Verizon Communications 5.850%, due
       09/15/35(a).......................... $       390,000 $     340,375
     Verizon Maryland, Inc. 5.125%, due
       06/15/33.............................         130,000        99,364
     Verizon New York, Inc. - Series B
       7.375%, due 04/01/32(a)..............       3,400,000     3,361,206
                                                             -------------
                                                                10,032,328
                                                             -------------
     TRANSPORTATION - 0.2%
     Stena AB 7.500%, due 11/01/13..........         715,000       697,125
                                                             -------------
     U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.7%
     Federal Home Loan Mortgage Corp.
       5.125%, due 01/15/12.................       1,400,000     1,884,178
     Federal National Mortgage Assoc.
       1.750%, due 03/26/08.................     180,000,000     1,598,471
     U.S. Treasury Bond
      4.500%, due 02/15/16(a)...............       7,695,000     7,323,478
      5.375%, due 02/15/31(a)...............       4,185,000     4,258,568
                                                             -------------
                                                                15,064,695
                                                             -------------
     Total Domestic Bonds & Debt Securities
     (Cost $67,890,435)                                         66,257,025
                                                             -------------

     FOREIGN BONDS & DEBT SECURITIES - 13.1%
     ARGENTINA - 0.3%
     Argentina Bonos
      4.889%, due 08/03/12..................         540,000       447,390
      2.000%, due 09/30/14..................       2,820,000       873,320
                                                             -------------
                                                                 1,320,710
                                                             -------------
     BRAZIL - 0.2%
     Brazilian Government International
       Bond 8.250%, due 01/20/34............         665,000       699,912
                                                             -------------
     COLOMBIA - 0.6%
     Colombia Government International
       Bond
      11.750%, due 03/01/10.................     489,000,000       196,227
      12.000%, due 10/22/15.................   5,179,000,000     2,256,751
      8.125%, due 05/21/24..................         115,000       117,013
                                                             -------------
                                                                 2,569,991
                                                             -------------
     GERMANY - 2.1%
     Eurohypo AG Europaische
       Hypothekenbank der Deutschen
       Bank 4.000%, due 02/01/07............       1,470,000     1,885,766
     Hypothekenbank in Essen AG 5.250%,
       due 01/22/08.........................       1,440,000     1,884,912
     Kreditanstalt fuer Wiederaufbau 2.500%,
       due 10/11/10.........................       2,335,000     2,826,262
     Muenchener Hypothekenbank 5.000%,
       due 01/16/12.........................       1,405,000     1,880,869
                                                             -------------
                                                                 8,477,809
                                                             -------------

      ----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------

      IRELAND - 1.9%
      Depfa ACS Bank
       0.750%, due 09/22/08................ $   420,000,000 $   3,660,443
       4.875%, due 05/21/19................         700,000       932,943
      Ireland Government Bond 4.600%, due
        04/18/16...........................       2,260,000     3,010,923
                                                            -------------
                                                                7,604,309
                                                            -------------
      JAPAN - 2.3%
      Japan Government Ten Year Bond
        1.000%, due 06/20/13...............     330,000,000     2,752,541
      Japan Government Two Year Bond
        0.200%, due 09/20/07...............     420,000,000     3,649,575
      Oesterreichische Kontrollbank AG
        1.800%, due 03/22/10...............     315,000,000     2,811,768
                                                            -------------
                                                                9,213,884
                                                            -------------
      MEXICO - 1.5%
      America Movil S.A. de C.V.
       5.500%, due 03/01/14................         755,000       699,466
       9.000%, due 01/15/16................       5,100,000       437,365
      Mexican Bonos 9.000%, due
        12/20/12...........................      26,500,000     2,371,890
      Mexico Government International Bond
       4.250%, due 06/16/15................       1,535,000     1,840,280
       6.750%, due 09/27/34................         880,000       858,000
                                                            -------------
                                                                6,207,001
                                                            -------------
      NORWAY - 0.4%
      Government of Norway 5.500%, due
        05/15/09...........................      11,000,000     1,839,356
                                                            -------------
      PERU - 0.4%
      Peru Government International Bond
        5.000%, due 03/07/17...............       1,726,600     1,644,586
                                                            -------------
      SINGAPORE - 1.4%
      Singapore Government Bond 4.625%,
        due 07/01/10.......................       8,445,000     5,588,595
                                                            -------------
      SOUTH AFRICA - 0.8%
      South Africa Government Bond
        13.000%, due 08/31/10..............       7,975,000     1,282,874
      South Africa Government International
        Bond 4.500%, due 04/05/16..........       1,520,000     1,820,821
                                                            -------------
                                                                3,103,695
                                                            -------------
      SWEDEN - 0.5%
      Kingdom of Sweden
        5.250%, due 03/15/11...............       6,460,000       950,358
      Sweden Government Bond
        6.500%, due 05/05/08...............       6,485,000       950,063
                                                            -------------
                                                                1,900,421
                                                            -------------
      TURKEY - 0.0%
      Turkey Government International Bond
        7.250%, due 03/15/15...............         110,000       103,813
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                SHARES/PAR       VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      UNITED KINGDOM - 0.7%
      BSkyB Finance UK Plc 5.750%, due
        10/20/17........................... $       510,000 $     920,856
      Scottish Power UK Plc 6.625%, due
        01/14/10...........................         485,000       932,120
      United Kingdom Gilt
       6.250%, due 11/25/10................         285,000       557,459
       5.000%, due 03/07/25................         190,000       371,004
                                                            -------------
                                                                2,781,439
                                                            -------------
      Total Foreign Bonds & Debt Securities
      (Cost $54,437,223)                                       53,055,521
                                                            -------------

      CONVERTIBLE BONDS - 0.8%
      PHARMACEUTICALS - 0.5%
      Enzon Pharmaceuticals, Inc. 4.500%,
        due 07/01/08.......................       1,000,000       963,750
      Valeant Pharmaceuticals 3.000%, due
        08/16/10...........................       1,150,000     1,007,687
                                                            -------------
                                                                1,971,437
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Level 3 Communications, Inc.
       6.000%, due 09/15/09................         125,000       109,063
       2.875%, due 07/15/10................       1,310,000     1,192,100
                                                            -------------
                                                                1,301,163
                                                            -------------
      Total Convertible Bonds
      (Cost $3,266,641)                                         3,272,600
                                                            -------------

      COMMON STOCKS - 63.5%
      AEROSPACE & DEFENSE - 1.3%
      United Technologies Corp.............          82,825     5,252,761
                                                            -------------
      AUTOMOBILES - 2.1%
      Toyota Motor Corp....................          91,800     4,800,135
      Yamaha Motor Co., Ltd.(a)............         143,100     3,735,877
                                                            -------------
                                                                8,536,012
                                                            -------------
      BANKS - 6.5%
      Anglo Irish Bank Corp. Plc...........         379,710     5,885,100
      Bank of America Corp.................         130,550     6,279,455
      Mitsubishi UFJ Financial Group, Inc..             184     2,565,763
      Piraeus Bank S.A.....................         300,543     7,118,726
      UBS AG...............................          41,785     4,561,462
                                                            -------------
                                                               26,410,506
                                                            -------------
      BEVERAGES - 2.2%
      Hansen Natural Corp.*(a).............          15,625     2,974,531
      Heineken N.V.........................         137,450     5,817,886
                                                            -------------
                                                                8,792,417
                                                            -------------
      BIOTECHNOLOGY - 1.1%
      Gilead Sciences, Inc.*...............          72,460     4,286,734
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                SHARES       (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 2.4%
      Capita Group Plc......................        678,860 $   5,784,184
      Randstad Holdings N.V.................         66,500     3,897,122
                                                            -------------
                                                                9,681,306
                                                            -------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
      Cisco Systems, Inc.*..................        198,410     3,874,947
                                                            -------------
      COMPUTERS & PERIPHERALS - 3.2%
      Apple Computer, Inc.*.................         82,970     4,739,246
      Hewlett-Packard Co....................        191,255     6,058,958
      SanDisk Corp.*........................         43,420     2,213,552
                                                            -------------
                                                               13,011,756
                                                            -------------
      ELECTRICAL EQUIPMENT & SERVICES - 2.6%
      ABB Ltd...............................        571,150     7,381,650
      Emerson Electric Co...................         35,705     2,992,436
                                                            -------------
                                                               10,374,086
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 1.2%
      Tenaris S.A. (ADR)....................        115,000     4,656,350
                                                            -------------
      FINANCIAL - DIVERSIFIED - 7.3%
      Bank of China Ltd.*...................      8,551,000     3,880,813
      Chicago Merchantile Exchange Holdings,
        Inc.................................         10,970     5,387,915
      Goldman Sachs Group, Inc. (The).......         43,275     6,509,858
      Lehman Brothers Holdings, Inc.........         52,845     3,442,852
      Man Group Plc.........................         85,350     4,098,657
      ORIX Corp.............................         10,970     2,675,097
      Shinhan Financial Group Co., Ltd......         75,760     3,571,766
                                                            -------------
                                                               29,566,958
                                                            -------------
      HOTELS, RESTAURANTS & LEISURE - 0.7%
      McDonald's Corp.......................         88,475     2,972,760
                                                            -------------
      HOUSEHOLD DURABLES - 0.7%
      Samsung Electronics Co., Ltd..........          4,225     2,696,303
                                                            -------------
      HOUSEHOLD PRODUCTS - 1.6%
      Procter & Gamble Co. (The)............        117,900     6,555,240
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.2%
      General Electric Co...................        145,375     4,791,560
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 2.7%
      Google, Inc. - Class A*...............         17,215     7,218,766
      Monster Worldwide, Inc.*..............         90,255     3,850,278
                                                            -------------
                                                               11,069,044
                                                            -------------
      MACHINERY - 1.9%
      Caterpillar, Inc......................         37,360     2,782,573
      Komatsu Ltd...........................        237,000     4,745,267
                                                            -------------
                                                                7,527,840
                                                            -------------
      MEDIA - 2.8%
      Comcast Corp. - Class A*..............        171,025     5,599,359
      News Corp. - Class B(a)...............        279,395     5,638,191
                                                            -------------
                                                               11,237,550
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                            SHARES       (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - 1.3%
        BHP Billiton Plc..................        273,475 $   5,352,082
                                                          -------------
        OIL & GAS - 3.1%
        Exxon Mobil Corp..................         57,025     3,498,484
        GlobalSantaFe Corp................         45,880     2,649,570
        Ultra Petroleum Corp.*............         48,645     2,883,189
        XTO Energy, Inc...................         77,455     3,428,933
                                                          -------------
                                                             12,460,176
                                                          -------------
        PHARMACEUTICALS - 3.8%
        Genentech, Inc.*..................         38,215     3,125,987
        Johnson & Johnson.................         74,875     4,486,510
        Roche Holdings AG.................         47,570     7,841,521
                                                          -------------
                                                             15,454,018
                                                          -------------
        REAL ESTATE - 1.7%
        CB Richard Ellis Group, Inc. -
          Class A*........................        155,850     3,880,665
        Sumitomo Realty & Development
          Co. Ltd.........................        114,000     2,822,895
                                                          -------------
                                                              6,703,560
                                                          -------------
        RETAIL - MULTILINE - 2.5%
        Marks & Spencer Group Plc.........        472,255     5,119,720
        Wal-Mart Stores, Inc..............        104,225     5,020,518
                                                          -------------
                                                             10,140,238
                                                          -------------
        RETAIL - SPECIALTY - 0.7%
        Starbucks Corp.*..................         76,730     2,897,325
                                                          -------------
        ROAD & RAIL - 0.9%
        Burlington Northern Santa Fe Corp.         48,055     3,808,359
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.7%
        BellSouth Corp....................        124,850     4,519,570
        Corning, Inc.*....................        100,100     2,421,419
                                                          -------------
                                                              6,940,989
                                                          -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 3.9%
        America Movil S.A. de C.V.........      4,520,200     7,588,663
        China Mobile (Hong Kong), Ltd.....        762,500     4,361,807
        QUALCOMM, Inc.....................         92,565     3,709,080
                                                          -------------
                                                             15,659,550
                                                          -------------
        TEXTILES, APPAREL & LUXURY GOODS - 1.4%
        Puma AG Rudolf Dassler Sport......         15,050     5,834,018
                                                          -------------
        Total Common Stocks
        (Cost $271,908,644)                                 256,544,445
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                               PAR            VALUE
        DESCRIPTION                           AMOUNT         (NOTE 2)
        ----------------------------------------------------------------

        SHORT-TERM INVESTMENTS - 14.1%
        State Street Bank & Trust Co.,
          Repurchase Agreement dated
          06/30/06 at 3.400% to be
          repurchased at $220,650 on
          07/03/06 collateralized by
          $225,000 FHLMC, due 06/27/11
          with a value of $225,000....... $       220,588 $     220,588
        State Street Bank & Trust Co.,
          Repurchase Agreement dated
          06/30/06 at 3.400% to be
          repurchased at $26,318,867 on
          07/03/06 collateralized by
          $26,150,000 FNMA 6.000% due
          05/15/11 with a value of
          $26,840,517....................      26,311,412    26,311,412
        State Street Navigator Securities
          Lending Prime Portfolio(d).....      30,571,869    30,571,869
                                                          -------------
        Total Short-Term Investments
        (Cost $57,103,869)                                   57,103,869
                                                          -------------

        TOTAL INVESTMENTS - 107.9%
        (Cost $454,606,812)                                 436,233,460

        Other Assets and Liabilities (net) - (7.9%)         (31,979,720)
                                                          -------------

        TOTAL NET ASSETS - 100.0%                         $ 404,253,740
                                                          =============

PORTFOLIO FOOTNOTES:

*  Non-income producing security.

(a) All or a portion of security out on loan.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(d) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 21.7%
       AEROSPACE & DEFENSE - 0.1%
       DRS Technologies, Inc. 7.625%, due
         02/01/18.............................. $  100,000 $     100,000
                                                           -------------
       AUTO COMPONENTS - 0.4%
       Cooper Standard Automotive, Inc. 8.375%,
         due 12/15/14..........................    100,000        79,375
       Hertz Corp. 8.875%, due 01/01/14
         (144A)(a).............................    150,000       154,500
       Stanadyne Corp. Series 1 10.000%, due
         08/15/14..............................     75,000        70,500
                                                           -------------
                                                                 304,375
                                                           -------------
       BUSINESS SERVICES - 0.3%
       RH Donnelley Corp. 8.875%, due
         01/15/16 (144A)(a)....................    225,000       228,094
                                                           -------------
       CHEMICALS - 0.6%
       Crompton Corp. 9.875%, due 08/01/12.....    125,000       141,250
       Equistar Chemicals LP 7.550%, due
         02/15/26..............................    200,000       195,000
       Ineos Group Holdings Plc 8.500%, due
         02/15/16 (144A)(a)....................    150,000       141,187
                                                           -------------
                                                                 477,437
                                                           -------------

       CONTAINERS & PACKAGING - 0.4%
       Crown Cork & Seal, Inc. 7.375%, due
         12/15/26..............................    150,000       132,375
       Stone Container Finance Co. 7.375%, due
         07/15/14..............................    200,000       178,000
                                                           -------------
                                                                 310,375
                                                           -------------

       ELECTRIC - 0.3%
       Mirant Americas General LLC 9.125%, due
         05/01/31..............................    250,000       243,750
                                                           -------------
       ELECTRIC UTILITIES - 0.5%
       Edison Mission Energy 7.750%, due
         06/15/16 (144A)(a)....................    150,000       148,125
       Reliant Energy, Inc. 9.500%, due
         07/15/13..............................    300,000       303,000
                                                           -------------
                                                                 451,125
                                                           -------------
       ENERGY EQUIPMENT & SERVICES - 0.2%
       Hornbeck Offshore Services, Inc. 6.125%,
         due 12/01/14..........................    150,000       139,875
                                                           -------------
       ENTERTAINMENT & LEISURE - 0.1%
       AMC Entertainment, Inc. 11.000%, due
         02/01/16..............................     75,000        80,625
                                                           -------------
       FINANCIAL - DIVERSIFIED - 1.4%
       Ford Motor Credit Co. 7.375%, due
         10/28/09..............................    300,000       277,558

       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - CONTINUED
       General Motors Acceptance Corp. 7.250%,
         due 03/02/11.......................... $  650,000 $     630,790
       Hughes Network Systems/HNS Finance
         Corp. 9.500%, due 04/15/14
         (144A)(a).............................    250,000       246,250
                                                           -------------
                                                               1,154,598
                                                           -------------
       FOOD RETAILERS - 0.4%
       Stater Brothers Holdings, Inc. 8.125%,
         due 06/15/12..........................    300,000       297,750
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 0.4%
       DaVita, Inc. 7.250%, due 03/15/15.......    125,000       120,625
       Tenet Healthcare Corp. 9.500%, due
         02/01/15 (144A) (a)...................    250,000       246,250
                                                           -------------
                                                                 366,875
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 0.5%
       Gaylord Entertainment Co. 8.000%, due
         11/15/13..............................    175,000       175,656
       Landry's Restaurants, Inc. 7.500%, due
         12/15/14..............................    200,000       184,500
       River Rock Entertainment Authority
         9.750%, due 11/01/11..................     50,000        52,875
                                                           -------------
                                                                 413,031
                                                           -------------
       HOUSEHOLD PRODUCTS - 0.1%
       Spectrum Brands, Inc. 8.500%, due
         10/01/13..............................    125,000       107,500
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 0.3%
       Park Ohio Industries, Inc. 8.375%, due
         11/15/14..............................    250,000       221,250
                                                           -------------
       INDUSTRIAL CONGLOMERATES - 0.3%
       Allied Waste North America, Inc. 6.125%,
         due 02/15/14..........................    300,000       271,500
                                                           -------------
       MEDIA - 0.5%
       Mediacom Broadband LLC 8.500%, due
         10/15/15..............................    300,000       289,500
       Mediacom LLC 9.500%, due 01/15/13.......    160,000       160,000
                                                           -------------
                                                                 449,500
                                                           -------------
       METALS & MINING - 0.4%
       Allegheny Ludlum Corp. 6.950%, due
         12/15/25..............................    120,000       123,000
       Novelis, Inc. 7.250%, due 02/15/15
         (144A) (a)............................    200,000       193,000
                                                           -------------
                                                                 316,000
                                                           -------------
       OFFICE FURNISHINGS & SUPPLIES - 0.2%
       ACCO Brands Corp. 7.625%, due
         08/15/15..............................    200,000       186,500
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - 1.6%
       Colorado Interstate Gas Co. 6.800%, due
         11/15/15.............................. $  200,000 $     193,769
       Dynegy Holdings, Inc.
        6.875%, due 04/01/11...................    150,000       142,500
        8.375%, due 05/01/16 (144A)(a).........    125,000       123,750
       El Paso Corp. 7.000%, due 05/15/11......    350,000       346,938
       Foundation Pennsylvania Coal Co. 7.250%,
         due 08/01/14..........................    100,000        98,000
       Kerr-McGee Corp. 6.950%, due
         07/01/24..............................    100,000       101,019
       Williams Companies, Inc. 7.875%, due
         09/01/21..............................    300,000       306,000
                                                           -------------
                                                               1,311,976
                                                           -------------
       OIL & GAS EXPLORATION & PRODUCTION - 0.5%
       Chesapeake Energy Corp. 7.625%, due
         07/15/13..............................    250,000       252,813
       Houston Exploration Co. 7.000%, due
         06/15/13..............................    150,000       148,500
                                                           -------------
                                                                 401,313
                                                           -------------
       PAPER & FOREST PRODUCTS - 0.9%
       Abitibi-Consolidated, Inc. 8.550%, due
         08/01/10..............................    250,000       238,125
       Bowater, Inc. 6.500%, due 06/15/13......    225,000       196,875
       Buckeye Technologies, Inc. 8.000%, due
         10/15/10..............................    125,000       115,000
       Domtar, Inc. 7.875%, due 10/15/11.......    175,000       165,375
                                                           -------------
                                                                 715,375
                                                           -------------
       PHARMACEUTICALS - 0.5%
       Mylan Laboratories, Inc. 6.375%, due
         08/15/15..............................    200,000       192,000
       Warner Chilcott Corp. 8.750%, due
         02/01/15..............................    225,000       232,875
                                                           -------------
                                                                 424,875
                                                           -------------
       SOFTWARE - 0.2%
       Sungard Data Systems, Inc. 9.125%, due
         08/15/13 (144A)(a)....................    175,000       182,438
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
       Cincinnati Bell, Inc. 7.000%, due
         02/15/15..............................    800,000       758,000
       Intelsat Bermuda Ltd. 9.250%, due
         06/15/16 (144A)(a)....................    150,000       155,625
       Qwest Capital Funding, Inc. 7.900%, due
         08/15/10..............................    600,000       600,000
       Syniverse Technologies, Inc. 7.750%, due
         08/15/13..............................    250,000       244,375
                                                           -------------
                                                               1,758,000
                                                           -------------

       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       Elizabeth Arden, Inc. 7.750%, due
         01/15/14.............................. $  200,000 $     197,500
       INVISTA, Inc. 9.250%, due 05/01/12
         (144A)(a).............................    100,000       105,500
                                                           -------------
                                                                 303,000
                                                           -------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.1%
       Federal Home Loan Mortgage Corp.
         5.750%, due 04/15/08..................  2,000,000     2,009,628
       Federal National Mortgage Assoc.
        6.000%, due 02/01/34-04/01/36..........  2,297,651     2,266,661
        5.500%, due 11/01/34...................    361,220       347,987
        6.500%, due 07/01/35...................    391,870       394,289
       U.S. Treasury Note 5.000%, due
         02/15/11..............................  1,700,000     1,696,348
                                                           -------------
                                                               6,714,913
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $18,319,941)                                     17,932,050
                                                           -------------

       CONVERTIBLE BONDS - 4.0%
       AEROSPACE & DEFENSE - 0.3%
       EDO Corp. 4.000%, due 11/15/25..........    300,000       293,625
                                                           -------------
       COMPUTERS & PERIPHERALS - 0.4%
       Cadence Design Systems, Inc. 0.000%, due
         08/15/23+.............................    300,000       344,250
                                                           -------------
       ELECTRICAL EQUIPMENT & INSTRUMENTS - 0.2%
       LSI Logic Corp. 4.000%, due 05/15/10....    150,000       153,187
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 0.3%
       Hilton Hotels Corp. 3.375%, due
         04/15/23..............................    200,000       263,500
                                                           -------------
       MACHINERY - 0.2%
       AGCO Corp 1.750%, due 12/31/33..........    125,000       163,750
                                                           -------------
       MEDIA - 0.1%
       Liberty Media Corp. 3.250%, due
         03/15/31..............................    125,000        95,313
                                                           -------------
       OIL & GAS - 0.9%
       Devon Energy Corp. 4.900%, due
         08/15/08..............................    300,000       365,625
       Hanover Compressor Co. 4.750%, due
         01/15/14..............................    250,000       357,500
                                                           -------------
                                                                 723,125
                                                           -------------
       PHARMACEUTICALS - 0.6%
       CV Therapeutics, Inc. 3.250%, due
         08/16/13..............................    250,000       211,562
       MGI Pharma, Inc. 1.682%/0.00%, due
         03/02/24(b)...........................    400,000       270,000
                                                           -------------
                                                                 481,562
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                 SHARES/PAR    VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       ROAD & RAIL - 0.5%
       CSX Corp. 0.508%, due 10/30/21+......... $  300,000 $     378,750
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       Qwest Communications International, Inc.
         3.500%, due 11/15/25..................    275,000       418,000
                                                           -------------
       Total Convertible Bonds
       (Cost $3,005,531)                                       3,315,062
                                                           -------------

       COMMON STOCKS - 69.3%
       BANKS - 1.6%
       Bank of America Corp....................     17,000       817,700
       Royal Bank of Scotland Group Plc........     14,710       482,837
                                                           -------------
                                                               1,300,537
                                                           -------------
       BEVERAGES - 0.6%
       Coca-Cola Amatil, Ltd...................     91,132       479,642
                                                           -------------
       CHEMICALS - 7.3%
       Chemtura Corp...........................    105,800       988,172
       Dow Chemical Co.........................     32,700     1,276,281
       Eastman Chemical Co.....................     39,400     2,127,600
       Monsanto Co.............................     15,800     1,330,202
       Mosaic Co.*.............................     18,900       295,785
                                                           -------------
                                                               6,018,040
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 5.2%
       R. R. Donnelley & Sons Co...............     57,500     1,837,125
       The ServiceMaster Co....................    157,500     1,626,975
       Waste Management, Inc...................     24,500       879,060
                                                           -------------
                                                               4,343,160
                                                           -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 0.7%
       Avaya, Inc.*............................     54,221       619,204
                                                           -------------
       CONTAINERS & PACKAGING - 1.2%
       Ball Corp...............................     27,700     1,026,008
                                                           -------------
       ELECTRIC SERVICES - 2.2%
       Puget Energy, Inc.......................     83,600     1,795,728
                                                           -------------
       ELECTRIC UTILITIES - 2.9%
       Ameren Corp.............................     34,200     1,727,100
       Northeast Utilities.....................     31,500       651,105
                                                           -------------
                                                               2,378,205
                                                           -------------
       ELECTRICAL EQUIPMENT & SERVICES - 1.2%
       Hubbell, Inc. - Class B.................     20,100       957,765
                                                           -------------
       FINANCE - DIVERSIFIED - 0.2%
       Franklin Resources, Inc.................      2,340       203,135
                                                           -------------
       FOOD & DRUG RETAILING - 1.9%
       H.J. Heinz Co...........................     38,600     1,591,092
                                                           -------------
       FOOD PRODUCTS - 2.0%
       Kellogg Co..............................     34,000     1,646,620
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 1.0%
       McDonald's Corp.........................     25,300       850,080
                                                           -------------

           -------------------------------------------------------------
           SECURITY                                           VALUE
           DESCRIPTION                           SHARES      (NOTE 2)
           -------------------------------------------------------------

           HOUSEHOLD DURABLES - 5.8%
           Newell Rubbermaid, Inc..............   69,000   $   1,782,270
           Snap-On, Inc........................   30,800       1,244,936
           Tupperware Corp.....................   89,000       1,752,410
                                                           -------------
                                                               4,779,616
                                                           -------------
           INSURANCE - 5.4%
           ACE, Ltd............................   24,700       1,249,573
           PartnerRe, Ltd......................   15,100         967,155
           SAFECO Corp.........................   17,500         986,125
           XL Capital, Ltd. - Class A..........   20,200       1,238,260
                                                           -------------
                                                               4,441,113
                                                           -------------
           MACHINERY - 1.1%
           Timken Co...........................   27,900         934,929
                                                           -------------
           MEDIA - 2.4%
           Clear Channel Communications, Inc...   64,100       1,983,895
                                                           -------------
           OIL & GAS - 8.3%
           Chevron Corp........................   29,600       1,836,976
           EOG Resources, Inc..................    8,000         554,720
           GlobalSantaFe Corp..................   20,200       1,166,550
           Halliburton Co......................   19,700       1,461,937
           NiSource, Inc.......................   85,300       1,862,952
                                                           -------------
                                                               6,883,135
                                                           -------------
           PAPER & FOREST PRODUCTS - 3.6%
           Bowater, Inc........................   53,800       1,223,950
           MeadWestvaco Corp...................   64,100       1,790,313
                                                           -------------
                                                               3,014,263
                                                           -------------
           PHARMACEUTICALS - 3.2%
           Bristol-Myers Squibb Co.............   76,700       1,983,462
           Mylan Laboratories, Inc.............   32,650         653,000
                                                           -------------
                                                               2,636,462
                                                           -------------
           RETAIL - MULTILINE - 1.0%
           Federated Department Stores, Inc....   22,470         822,402
                                                           -------------
           RETAIL - SPECIALTY - 2.5%
           Kesa Electricals Plc................   87,924         468,874
           OfficeMax, Inc......................   39,100       1,593,325
                                                           -------------
                                                               2,062,199
                                                           -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.5%
           AT&T, Inc...........................   77,100       2,150,319
           BellSouth Corp......................   26,500         959,300
           PanAmSat Holding Corp...............   64,600       1,613,708
           Verizon Communications, Inc.........   19,600         656,404
                                                           -------------
                                                               5,379,731
                                                           -------------
           TRADING COMPANIES & DISTRIBUTORS - 1.5%
           Genuine Parts Co....................   29,600       1,233,136
                                                           -------------
           Total Common Stocks
           (Cost $53,034,964)                                 57,380,097
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       PREFERRED STOCKS - 2.2%
       ELECTRICAL EQUIPMENT & SERVICES - 0.4%
       CMS Energy Corp. 4.500%, due
         12/31/49...............................      5,000 $    355,000
                                                            ------------
       INSURANCE - 0.7%
       Chubb Corp. 7.000%, due 08/16/06.........      4,000      140,920
       Fortis Insurance N.V. 7.750%, due
         01/26/06 (144A)(a).....................        150      194,667
       XL Capital, Ltd. 6.500%, due 05/15/07....     12,000      250,440
                                                            ------------
                                                                 586,027
                                                            ------------
       MEDIA - 0.3%
       Interpublic Group of Cos., Inc. 5.375%,
         due 12/15/06...........................      6,000      192,000
                                                            ------------
       OIL & GAS - 0.8%
       El Paso Corp. 4.990%, due 12/31/49.......        500      646,313
                                                            ------------
       Total Preferred Stocks
       (Cost $1,659,984)                                       1,779,340
                                                            ------------

       SHORT-TERM INVESTMENT - 2.6%
       State Street Bank & Trust Co.,
         Repurchase Agreement dated 06/30/06
         at 2.550% to be repurchased at
         $2,144,456 on 07/03/06 collateralized
         by $2,250,000 FNMA 4.250% due
         05/15/09 with a value of $2,190,236
         (Cost $2,144,000)                       $2,144,000    2,144,000
                                                            ------------

       TOTAL INVESTMENTS - 99.8%
       (Cost $78,164,420)                                     82,550,549

       Other Assets and Liabilities (net) - 0.2%                 198,076
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $ 82,748,625
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(b) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 70.4%
      AEROSPACE & DEFENSE - 1.2%
      Armor Holdings, Inc. 8.250%, due
        08/15/13(a)........................ $   2,000,000 $     2,080,000
      DRS Technologies, Inc.
       7.625%, due 02/01/18................       525,000         525,000
       6.875%, due 11/01/13................     6,000,000       5,805,000
      Esterline Technologies Corp. 7.750%,
        due 06/15/13.......................     3,000,000       3,052,500
      L-3 Communications Corp.
       6.125%, due 01/15/14................     6,000,000       5,730,000
       6.375%, due 10/15/15................     2,725,000       2,616,000
                                                          ---------------
                                                               19,808,500
                                                          ---------------
      APPAREL & TEXTILES - 0.4%
      Quiksilver, Inc. 6.875%, due
        04/15/15(a)........................     6,500,000       6,077,500
                                                          ---------------
      AUTO COMPONENTS - 1.5%
      Accuride Corp. 8.500%, due
        02/01/15...........................     1,500,000       1,447,500
      Cooper Standard Automotive, Inc.
        8.375%, due 12/15/14(a)............     4,000,000       3,175,000
      Cummins, Inc. 9.500%, due
        12/01/10...........................     2,500,000       2,646,060
      Hertz Corp. 8.875%, due 01/01/14
        (144A)(b)..........................     6,000,000       6,180,000
      Stanadyne Corp. Series 1 10.000%, due
        08/15/14...........................     2,000,000       1,880,000
      Stanadyne Holdings, Inc. 0.000%/
        12.000%, due 02/15/15(c)...........     2,750,000       1,388,750
      Tenneco Automotive, Inc. 8.625%, due
        11/15/14(a)........................     3,375,000       3,383,437
      United Rentals North America, Inc.
        7.750%, due 11/15/13(a)............     5,500,000       5,252,500
                                                          ---------------
                                                               25,353,247
                                                          ---------------
      AUTOMOBILES - 0.9%
      General Motors Corp. 7.200%, due
        01/15/11(a)........................     9,060,000       8,063,400
      Williams Scotsman, Inc. 8.500%, due
        10/01/15...........................     7,500,000       7,443,750
                                                          ---------------
                                                               15,507,150
                                                          ---------------
      AUTOMOTIVE LOANS - 0.3%
      Ford Motor Credit Co. 7.250%, due
        10/25/11...........................     3,000,000       2,664,039
      General Motors Acceptance Corp.
        6.750%, due 12/01/14(a)............     2,350,000       2,186,127
                                                          ---------------
                                                                4,850,166
                                                          ---------------
      BUILDING MATERIALS - 0.1%
      Interline Brands, Inc. 8.125%, due
        06/15/14...........................     1,800,000       1,795,500
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      BUILDING PRODUCTS - 0.3%
      Ainsworth Lumber Co., Ltd. 7.250%,
        due 10/01/12........................ $   6,500,000 $     5,362,500
                                                           ---------------
      BUSINESS SERVICES - 0.4%
      Affinion Group, Inc. 11.500%, due
        10/15/15 (144A)(b)..................     1,700,000       1,674,500
      RH Donnelley Corp. 8.875%, due
        01/15/16 (144A)(b)..................     5,475,000       5,550,281
                                                           ---------------
                                                                 7,224,781
                                                           ---------------
      CHEMICALS - 3.1%
      Crompton Corp. 9.875%, due
        08/01/12(a).........................     5,000,000       5,650,000
      Equistar Chemicals LP 7.550%, due
        02/15/26............................     7,615,000       7,424,625
      Hercules, Inc. 6.750%, due
        10/15/29............................     5,000,000       4,750,000
      Huntsman LLC 11.500%, due
        07/15/12............................     1,320,000       1,481,700
      IMC Global, Inc.
       7.300%, due 01/15/28(a)..............       550,000         497,750
       Series B 11.250%, due 06/01/11.......     4,000,000       4,240,000
      Ineos Group Holdings Plc 8.500%, due
        02/15/16 (144A)(b)..................     6,500,000       6,118,125
      Lyondell Chemical Co., Series A
        9.625%, due 05/01/07................     1,500,000       1,530,000
      Nalco Co. 8.875%, due 11/15/13(a).....     5,500,000       5,568,750
      Nova Chemicals Corp. 6.500%, due
        01/15/12(a).........................     4,000,000       3,700,000
      Rhodia 8.875%, due 06/01/11(a)........     3,916,000       3,920,895
      Rockwood Specialties Group, Inc.
        7.500%, due 11/15/14................     4,500,000       4,432,500
      Terra Capital, Inc. 11.500%, due
        06/01/10............................     1,950,000       2,135,250
                                                           ---------------
                                                                51,449,595
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.9%
      Avis Budget Car Rental LLC/Avis Budget
        Finance Inc. 7.625%, due 05/15/14
        (144A)(b)...........................     2,125,000       2,071,875
      iPayment, Inc. 9.750%, due 05/15/14
        (144A)(b)...........................     1,225,000       1,225,000
      Iron Mountain, Inc.
       8.625%, due 04/01/13.................     3,000,000       3,015,000
       7.750%, due 01/15/15(a)..............     9,000,000       8,640,000
                                                           ---------------
                                                                14,951,875
                                                           ---------------
      COMMUNICATIONS EQUIPMENT - 0.2%
      Ubiquitel Operating Co. 9.875%, due
        03/01/11............................     2,650,000       2,895,125
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      COMPUTER SOFTWARE & PROCESSING - 0.4%
      Electronic Data Systems Corp.,
        Series B 6.500%, due 08/01/13...... $   5,000,000 $     4,939,465
      Unisys Corp. 8.000%, due
        10/15/12(a)........................     1,200,000       1,122,000
                                                          ---------------
                                                                6,061,465
                                                          ---------------
      CONTAINERS & PACKAGING - 1.7%
      Crown Cork & Seal, Inc. 7.375%, due
        12/15/26(a)........................    12,000,000      10,590,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,000,000       3,105,000
       7.750%, due 05/15/11................     5,500,000       5,568,750
      Owens-Illinois, Inc. 7.500%, due
        05/15/10(a)........................     7,000,000       6,877,500
      Stone Container Finance Co. 7.375%,
        due 07/15/14.......................     2,000,000       1,780,000
                                                          ---------------
                                                               27,921,250
                                                          ---------------
      ELECTRIC - 0.6%
      Mirant Americas General LLC 9.125%,
        due 05/01/31.......................     2,350,000       2,279,500
      Mission Energy Holding Co. 13.500%,
        due 07/15/08.......................     2,000,000       2,240,000
      Reliant Energy, Inc. 6.750%, due
        12/15/14...........................     5,400,000       4,995,000
                                                          ---------------
                                                                9,514,500
                                                          ---------------
      ELECTRIC SERVICES - 1.5%
      Duke Energy Co. 5.375%, due
        01/01/09...........................     6,500,000       6,437,411
      Midwest Generation LLC 8.750%, due
        05/01/34...........................     5,000,000       5,325,000
      Pacific Gas & Electric 4.800%, due
        03/01/14(a)........................     2,500,000       2,333,285
      PSEG Energy Holdings LLC 8.500%, due
        06/15/11...........................     5,500,000       5,802,500
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10.......................     5,000,000       4,732,585
                                                          ---------------
                                                               24,630,781
                                                          ---------------
      ELECTRIC UTILITIES - 1.2%
      Edison Mission Energy 7.750%, due
        06/15/16 (144A)(b).................     5,650,000       5,579,375
      Nevada Power Co. 5.875%, due
        01/15/15...........................     3,500,000       3,336,739
      NRG Energy, Inc. 7.250%, due
        02/01/14...........................     5,000,000       4,887,500
      Reliant Energy, Inc. 9.500%, due
        07/15/13...........................     5,500,000       5,555,000
                                                          ---------------
                                                               19,358,614
                                                          ---------------

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       ELECTRICAL EQUIPMENT & INSTRUMENTS - 0.1%
       Communications & Power Industries,
         Inc. 8.000%, due 02/01/12......... $   1,600,000 $     1,624,000
                                                          ---------------

       ENERGY - 0.1%
       Pacific Energy Partners LP/Pacific
         Energy Finance Corp. 6.250%, due
         09/15/15..........................     1,000,000         975,000
                                                          ---------------
       ENERGY EQUIPMENT & SERVICES - 0.6%
       Hornbeck Offshore Services, Inc.
         6.125%, due 12/01/14..............     3,500,000       3,263,750
       Mirant North America LLC 7.375%, due
         12/31/13 (144A)(b)................     4,500,000       4,365,000
       PPL Corp. 6.400%, due 11/01/11......     2,000,000       2,028,046
                                                          ---------------
                                                                9,656,796
                                                          ---------------
       ENTERTAINMENT & LEISURE - 0.8%
       AMC Entertainment, Inc.
        8.000%, due 03/01/14...............     8,000,000       7,370,000
        11.000%, due 02/01/16..............     2,275,000       2,445,625
       Cinemark USA, Inc. 9.000%, due
         02/01/13..........................     2,275,000       2,400,125
       Seneca Gaming Corp. 7.250%, due
         05/01/12..........................     2,000,000       1,947,500
                                                          ---------------
                                                               14,163,250
                                                          ---------------
       ENVIRONMENTAL SERVICES - 1.0%
       Allied Waste North America, Inc.
        5.750%, due 02/15/11(a)............     4,000,000       3,750,000
        7.875%, due 04/15/13(a)............     5,000,000       5,025,000
        7.250%, due 03/15/15...............     7,500,000       7,200,000
                                                          ---------------
                                                               15,975,000
                                                          ---------------
       FINANCIAL - DIVERSIFIED - 2.3%
       Alamosa Delaware, Inc. 11.000%, due
         07/31/10..........................     1,500,000       1,650,000
       Ford Motor Credit Co. 7.375%, due
         10/28/09..........................     8,500,000       7,864,157
       General Motors Acceptance Corp.
         7.250%, due 03/02/11(a)...........    25,000,000      24,261,150
       Hughes Network Systems/HNS Finance
         Corp. 9.500%, due 04/15/14
         (144A)(b).........................     2,175,000       2,142,375
       JSG Funding 9.625%, due 10/01/12....     1,850,000       1,914,750
                                                          ---------------
                                                               37,832,432
                                                          ---------------
       FOOD PRODUCTS - 0.5%
       Chiquita Brands International, Inc.
         7.500%, due 11/01/14(a)...........     1,150,000         966,000
       Dole Food Co., Inc. 8.750%, due
         07/15/13..........................     6,200,000       5,611,000
       Land O Lakes, Inc. 9.000%, due
         12/15/10..........................     1,900,000       1,985,500
                                                          ---------------
                                                                8,562,500
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 1.2%
      Couch-Tard US LP/Couche-Tard
        Finance Corp. 7.500%, due
        12/15/13............................ $   2,725,000 $     2,725,000
      Dominos, Inc. 8.250%, due
        07/01/11(a).........................     4,183,000       4,360,778
      Ingles Markets, Inc. 8.875%, due
        12/01/11............................     5,000,000       5,256,250
      Stater Brothers Holdings, Inc. 8.125%,
        due 06/15/12........................     7,500,000       7,443,750
                                                           ---------------
                                                                19,785,778
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
      Alliance Imaging 7.250%, due
        12/15/12(a).........................     2,975,000       2,662,625
      CDRV Investors, Inc. 0.000%/9.625%,
        due 01/01/15(c).....................     2,575,000       1,751,000
      Fresenius Med Cap Trust II 7.875%,
        due 02/01/08........................     1,050,000       1,065,750
      Hanger Orthopedic Group, Inc. 10.250%,
        due 06/01/14 (144A)(b)..............     2,450,000       2,437,750
      Vanguard Health Holding Co. II
        9.000%, due 10/01/14................     5,000,000       5,012,500
                                                           ---------------
                                                                12,929,625
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 2.3%
      Ameripath, Inc. 10.500%, due
        04/01/13............................     5,500,000       5,795,625
      Bio-Rad Laboratories, Inc. 6.125%, due
        12/15/14............................     3,000,000       2,767,500
      DaVita, Inc. 7.250%, due
        03/15/15(a).........................     7,500,000       7,237,500
      HCA, Inc. 6.375%, due 01/15/15(a).....     5,500,000       5,123,519
      Select Medical Corp. 7.625%, due
        02/01/15............................     3,600,000       3,150,000
      Tenet Healthcare Corp.
       7.375%, due 02/01/13(a)..............     3,525,000       3,234,188
       9.875%, due 07/01/14(a)..............     3,000,000       3,015,000
       9.500%, due 02/01/15
         (144A)(b)..........................     3,500,000       3,447,500
      Triad Hospitals, Inc. 7.000%, due
        11/15/13(a).........................     1,700,000       1,661,750
      UnitedHealth Group, Inc. 4.875%, due
        04/01/13............................     3,000,000       2,832,408
                                                           ---------------
                                                                38,264,990
                                                           ---------------
      HOMEBUILDERS - 0.4%
      Beazer Homes USA, Inc. 6.500%, due
        11/15/13............................     5,000,000       4,550,000
      William Lyon Homes, Inc. 10.750%,
        due 04/01/13........................     1,500,000       1,447,500
                                                           ---------------
                                                                 5,997,500
                                                           ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - 5.2%
      Boyd Gaming Corp. 8.750%, due
        04/15/12............................ $   2,625,000 $     2,762,812
      Dennys Holdings, Inc. 10.000%, due
        10/01/12(a).........................     5,000,000       5,000,000
      Friendly Ice Cream Corp. 8.375%, due
        06/15/12(a).........................     2,000,000       1,730,000
      Gaylord Entertainment Co.
       8.000%, due 11/15/13.................     7,500,000       7,528,125
       6.750%, due 11/15/14.................     5,000,000       4,712,500
      Hard Rock Hotel, Inc. 8.875%, due
        06/01/13............................     6,000,000       6,472,500
      Harrah's Operation Co., Inc. 5.375%,
        due 12/15/13(a).....................     2,000,000       1,851,650
      Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................     3,000,000       3,146,250
       7.000%, due 03/01/14.................     9,000,000       8,538,750
      Landry's Restaurants, Inc. 7.500%, due
        12/15/14............................     6,500,000       5,996,250
      Las Vegas Sands Corp. 6.375%, due
        02/15/15(a).........................     6,000,000       5,595,000
      Mandalay Resort Group 9.375%, due
        02/15/10(a).........................     2,000,000       2,115,000
      MGM Mirage, Inc. 6.750%, due
        09/01/12............................     8,000,000       7,740,000
      Park Place Entertainment Corp.
        9.375%, due 02/15/07................     1,750,000       1,785,000
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12...............     3,100,000       3,216,250
      River Rock Entertainment Authority
        9.750%, due 11/01/11................     4,800,000       5,076,000
      Scientific Games Corp. 6.250%, due
        12/15/12............................     1,750,000       1,645,000
      Station Casinos, Inc. 6.500%, due
        02/01/14............................     4,500,000       4,207,500
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10
        (144A)(b)...........................     3,000,000       3,045,000
      Wynn Las Vegas LLC/Wynn Las Vegas
        Capital 6.625%, due 12/01/14........     5,000,000       4,737,500
                                                           ---------------
                                                                86,901,087
                                                           ---------------
      HOUSEHOLD DURABLES - 0.3%
      Standard Pacific Corp. 7.000%, due
        08/15/15(a).........................     6,000,000       5,355,000
                                                           ---------------
      HOUSEHOLD PRODUCTS - 0.1%
      Spectrum Brands, Inc. 8.500%, due
        10/01/13(a).........................     2,750,000       2,365,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     INDUSTRIAL - DIVERSIFIED - 0.4%
     Clarke American Corp. 11.750%, due
       12/15/13............................. $   3,500,000 $     3,622,500
     Park Ohio Industries, Inc. 8.375%, due
       11/15/14.............................     3,350,000       2,964,750
                                                           ---------------
                                                                 6,587,250
                                                           ---------------
     MACHINERY - 0.5%
     Gardner Denver, Inc. 8.000%, due
       05/01/13.............................     3,600,000       3,798,000
     JLG Industries, Inc. 8.250%, due
       05/01/08.............................     2,000,000       2,075,000
     Manitowoc Co., Inc. 7.125%, due
       11/01/13.............................     2,500,000       2,462,500
                                                           ---------------
                                                                 8,335,500
                                                           ---------------
     MEDIA - 4.7%
     Allbritton Communications Co. 7.750%,
       due 12/15/12.........................     7,500,000       7,462,500
     CCH I LLC 11.000%, due 10/01/15........    10,500,000       9,240,000
     Century Communications Corp. - Class A
       9.500%, due 03/01/05(d)(a)...........     1,850,000       1,859,250
     Charter Communications 10.250%, due
       09/15/10.............................     4,000,000       4,030,000
     DirecTV Holdings LLC/DirecTV
       Financing Co.
      8.375%, due 03/15/13..................     1,625,000       1,710,312
      6.375%, due 06/15/15..................    10,000,000       9,275,000
     EchoStar DBS Corp.
      6.375%, due 10/01/11(a)...............     6,000,000       5,760,000
      7.125%, due 02/01/16 (144A)(b)........     6,000,000       5,805,000
     FrontierVision Operating Partners LP,
       Series B 11.875%, due
       09/15/07(d)(a).......................     1,000,000       1,213,750
     Interpublic Group of Cos., Inc. 6.250%,
       due 11/15/14.........................     2,485,000       2,037,700
     Lin Television Corp. 6.500%, due
       05/15/13(a)..........................     6,000,000       5,505,000
     Mediacom Broadband LLC 8.500%, due
       10/15/15(a)..........................     4,100,000       3,956,500
     Mediacom LLC 9.500%, due
       01/15/13(a)..........................     6,500,000       6,500,000
     Paxson Communications Corp.
       11.318%, due 01/15/13
       (144A)(b)............................     2,000,000       2,015,000
     Radio One, Inc. 6.375%, due
       02/15/13.............................     2,000,000       1,840,000
     Sinclair Broadcast Group, Inc. 8.750%,
       due 12/15/11.........................     2,000,000       2,100,000
     Warner Music Group 7.375%, due
       04/15/14.............................     7,500,000       7,312,500
                                                           ---------------
                                                                77,622,512
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     METALS & MINING - 1.4%
     AK Steel Corp. 7.750%, due
       06/15/12............................. $   4,000,000 $     3,940,000
     Allegheny Ludlum Corp. 6.950%, due
       12/15/25.............................     4,000,000       4,100,000
     Century Aluminum Co. 7.500%, due
       08/15/14(a)..........................     3,500,000       3,517,500
     Novelis, Inc. 7.250%, due 02/15/15
       (144A)(b)(a).........................     6,000,000       5,790,000
     Peabody Energy Corp. 5.875%, due
       04/15/16(a)..........................     4,500,000       4,140,000
     Timken Co. 5.750%, due 02/15/10........     1,500,000       1,469,267
                                                           ---------------
                                                                22,956,767
                                                           ---------------
     OFFICE FURNISHINGS & SUPPLIES - 0.3%
     ACCO Brands Corp. 7.625%, due
       08/15/15(a)..........................     4,525,000       4,219,563
                                                           ---------------
     OIL & GAS - 7.2%
     Airgas, Inc. 6.250%, due 07/15/14......     4,000,000       3,760,000
     Chesapeake Energy Corp. 6.250%, due
       01/15/18.............................    10,000,000       9,175,000
     Dynegy Holdings, Inc.
      6.875%, due 04/01/11..................     5,500,000       5,225,000
      8.375%, due 05/01/16
        (144A)(a)(b)........................     4,500,000       4,455,000
     El Paso Corp.
      7.000%, due 05/15/11(a)...............    15,000,000      14,868,750
      7.750%, due 01/15/32(a)...............     4,500,000       4,404,375
     El Paso Production Holding Co. 7.750%,
       due 06/01/13.........................     3,000,000       3,037,500
     Ferrellgas LP 6.750%, due
       05/01/14.............................     5,500,000       5,238,750
     Ferrellgas Partners LLP 8.750%, due
       06/15/12.............................     4,000,000       4,080,000
     Foundation Pennsylvania Coal Co.
       7.250%, due 08/01/14.................     4,000,000       3,920,000
     Grant Prideco, Inc. 6.125%, due
       08/15/15.............................     3,000,000       2,812,500
     Hanover Compressor Co. 8.625%, due
       12/15/10.............................     3,000,000       3,120,000
     KCS Energy, Inc. 7.125%, due
       04/01/12.............................     5,000,000       4,737,500
     Kerr-McGee Corp. 6.950%, due
       07/01/24.............................     6,000,000       6,061,164
     MarkWest Energy Partners LP/MarkWest
       Energy Finance Corp.
      6.875%, due 11/01/14..................     5,000,000       4,625,000
      8.500%, due 07/15/16 (144A)(b)........       825,000         811,388
     Pioneer Natural Resources Co., Series A
       7.200%, due 01/15/28.................     1,510,000       1,423,870

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Pogo Producing Co. 6.625%, due
        03/15/15............................ $   8,500,000 $     7,894,375
      Pride International, Inc. 7.375%, due
        07/15/14............................     1,500,000       1,515,000
      Range Resources Corp. 7.375%, due
        07/15/13............................     2,575,000       2,568,562
      Schlumberger, Ltd. (Convertible)
        1.500%, due 06/01/23(a).............     4,750,000       8,645,000
      SEMCO Energy, Inc. 7.125%, due
        05/15/08............................     8,000,000       7,982,896
      Sonat, Inc. 7.625%, due 07/15/11......     1,500,000       1,522,500
      Williams Companies, Inc. 7.875%, due
        09/01/21............................     8,000,000       8,160,000
                                                           ---------------
                                                               120,044,130
                                                           ---------------
      OIL & GAS EXPLORATION & PRODUCTION - 0.9%
      Dresser-Rand Group, Inc. 7.375%, due
        11/01/14............................     4,750,000       4,560,000
      Forest Oil Corp. 8.000%, due
        06/15/08............................     1,500,000       1,539,375
      Hanover Compressor Co. 7.500%, due
        04/15/13............................       850,000         837,250
      Houston Exploration Co. 7.000%, due
        06/15/13............................     6,025,000       5,964,750
      Quicksilver Resources, Inc. 7.125%,
        due 04/01/16........................     2,400,000       2,262,000
                                                           ---------------
                                                                15,163,375
                                                           ---------------
      PAPER & FOREST PRODUCTS - 2.5%
      Abitibi-Consolidated, Inc. 8.550%, due
        08/01/10(a).........................     6,502,000       6,193,155
      Boise Cascade LLC 7.125%, due
        10/15/14............................     3,000,000       2,670,000
      Bowater, Inc.
       6.500%, due 06/15/13(a)..............     4,000,000       3,500,000
       9.500%, due 10/15/12.................     4,000,000       4,010,000
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     5,400,000       4,968,000
      Domtar, Inc. 7.875%, due 10/15/11.....     4,000,000       3,780,000
      Jefferson Smurfit Corp.
       8.250%, due 10/01/12(a)..............     1,750,000       1,649,375
       7.500%, due 06/01/13.................     4,000,000       3,600,000
      Norske Skog Canada 7.375%, due
        03/01/14............................     6,500,000       5,850,000
      Rock-Tenn Co. 8.200%, due
        08/15/11............................     3,175,000       3,190,875
      Tembec Industries, Inc. 7.750%, due
        03/15/12(a).........................     2,000,000       1,030,000
      Tembec Industries, Inc. (Yankee)
        8.625%, due 06/30/09(a).............     2,350,000       1,298,375
                                                           ---------------
                                                                41,739,780
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     PERSONAL PRODUCTS - 0.3%
     Playtex Products, Inc. 9.375%, due
       06/01/11(a).......................... $   5,000,000 $     5,231,250
                                                           ---------------
     PHARMACEUTICALS - 1.1%
     Angiotech Pharmaceuticals, Inc.
       7.750%, due 04/01/14
       (144A)(b)............................     4,000,000       3,840,000
     Mylan Laboratories, Inc. 6.375%, due
       08/15/15.............................     6,500,000       6,240,000
     Warner Chilcott Corp. 8.750%, due
       02/01/15.............................     8,500,000       8,797,500
                                                           ---------------
                                                                18,877,500
                                                           ---------------
     PUBLISHING - 0.7%
     Dex Media West - Series B 9.875%, due
       08/15/13.............................     3,418,000       3,721,330
     Houghton Mifflin Co. 8.250%, due
       02/01/11.............................     7,000,000       7,122,500
     PRIMEDIA, Inc. 8.875%, due
       05/15/11(a)..........................     1,500,000       1,447,500
                                                           ---------------
                                                                12,291,330
                                                           ---------------
     REAL ESTATE - 0.8%
     Felcor Lodging LP (REIT) 8.500%, due
       06/01/11.............................     2,260,000       2,406,900
     Host Marriott LP (REIT)
      9.250%, due 10/01/07..................     2,250,000       2,331,563
      7.000%, due 08/15/12..................     6,150,000       6,126,937
      6.375%, due 03/15/15..................     3,000,000       2,835,000
                                                           ---------------
                                                                13,700,400
                                                           ---------------
     RETAIL - MULTILINE - 0.7%
     Inergy LP/Inergy Finance Corp. 8.250%,
       due 03/01/16.........................     1,500,000       1,522,500
     JC Penney, Inc. 6.875%, due
       10/15/15(a)..........................     1,750,000       1,807,857
     Rite Aid Corp.
      8.125%, due 05/01/10..................     6,000,000       6,060,000
      6.875%, due 08/15/13(a)...............     2,200,000       1,914,000
                                                           ---------------
                                                                11,304,357
                                                           ---------------
     RETAIL - SPECIALTY - 0.7%
     Bon-Ton Dept Stores, Inc. (The)
       10.250%, due 03/15/14
        (144A)(b)(a)........................     5,000,000       4,662,500
     General Nutrition Centers, Inc. 8.500%,
       due 12/01/10.........................     4,000,000       3,890,000
     Neiman Marcus Group, Inc. 9.000%,
       due 10/15/15 (144A)(b)...............     3,650,000       3,832,500
                                                           ---------------
                                                                12,385,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
     Amkor Technology, Inc. 9.250%, due
       06/01/16............................. $   2,025,000 $     1,928,813
     Freescale Semiconductor 7.125%, due
       07/15/14.............................     1,750,000       1,776,250
                                                           ---------------
                                                                 3,705,063
                                                           ---------------
     SOFTWARE - 1.1%
     Sensus Metering Systems, Inc. 8.625%,
       due 12/15/13.........................     4,000,000       3,920,000
     Serena Software, Inc. 10.375%, due
       03/15/16 (144A)(b)...................     1,975,000       1,989,813
     Sungard Data Systems, Inc.
      9.125%, due 08/15/13
        (144A)(b)...........................     5,500,000       5,733,750
      10.250%, due 08/15/15
        (144A)(b)...........................     6,400,000       6,648,000
                                                           ---------------
                                                                18,291,563
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.7%
     Cincinnati Bell, Inc. 8.375%, due
       01/15/14(a)..........................    16,000,000      15,840,000
     Intelsat Bermuda Ltd. 9.250%, due
       06/15/16 (144A)(b)...................     1,250,000       1,296,875
     Intelsat Subsidiary Holding Co. Ltd.
       8.250%, due 01/15/13.................     7,000,000       6,982,500
     Level 3 Financing, Inc. 10.750%, due
       10/15/11(a)..........................     3,000,000       3,097,500
     Nordic Telephone Holdings Co.
       8.875%, due 05/01/16
        (144A)(b)...........................     4,425,000       4,568,812
     Nortel Networks Ltd. 10.125%, due
       07/15/13 (144A)(b)...................     1,575,000       1,602,563
     Qwest Capital Funding, Inc. 7.900%,
       due 08/15/10(a)......................    12,500,000      12,500,000
     Qwest Communications International,
       Inc. 7.250%, due 02/15/11............     7,500,000       7,312,500
     Qwest Corp. 7.625%, due
       06/15/15.............................     2,000,000       1,985,000
     Syniverse Technologies, Inc. 7.750%,
       due 08/15/13.........................     5,000,000       4,887,500
     Wind Acquisition Finance S. A. 10.750%,
       due 12/01/15 (144A)(b)...............     1,850,000       1,974,875
                                                           ---------------
                                                                62,048,125
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 1.4%
     Airgate PCS, Inc. 8.827%, due
       10/15/11.............................     4,150,000       4,264,125
     Centennial Communications Corp.
       10.125%, due 06/15/13................     2,375,000       2,511,562
     Dobson Communications Corp.
       8.875%, due 10/01/13(a)..............     1,525,000       1,505,938

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
      Nextel Communications, Inc. 7.375%,
        due 08/01/15........................ $   6,000,000 $     6,111,402
      Nextel Partners, Inc. 8.125%, due
        07/01/11............................     5,900,000       6,202,375
      Rogers Wireless Communications, Inc.
        7.250%, due 12/15/12................     2,000,000       2,015,000
                                                           ---------------
                                                                22,610,402
                                                           ---------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      Elizabeth Arden, Inc. 7.750%, due
        01/15/14............................     8,500,000       8,393,750
      INVISTA, Inc. 9.250%, due 05/01/12
        (144A)(b)...........................     5,000,000       5,275,000
                                                           ---------------
                                                                13,668,750
                                                           ---------------
      TRANSPORTATION - 0.7%
      Bristow Group, Inc. 6.125%, due
        06/15/13............................     6,700,000       6,214,250
      CHC Helicopter Corp. 7.375%, due
        05/01/14............................     6,000,000       5,790,000
                                                           ---------------
                                                                12,004,250
                                                           ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
      Federal Home Loan Mortgage Corp.
        5.750%, due 04/15/08(a).............    45,000,000      45,216,630
      Federal National Mortgage Assoc.
       6.000%, due
         11/01/32-04/01/36..................    95,718,920      94,417,039
       6.500%, due
         05/01/35-02/01/36..................    25,618,325      25,767,938
                                                           ---------------
                                                               165,401,607
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,194,495,111)                                  1,171,338,981
                                                           ---------------

      CONVERTIBLE BONDS - 17.6%
      AEROSPACE & DEFENSE - 1.5%
      AAR Corp. 1.750%, due 02/01/26
        (144A)(b)...........................       900,000         867,375
      Alliant Techsystems, Inc. 2.750%, due
        02/15/24............................     2,000,000       2,152,500
      Armor Holdings, Inc. 2.000%, due
        11/01/24............................       800,000         956,000
      EDO Corp. 4.000%, due 11/15/25........     5,500,000       5,383,125
      L-3 Communications Corp.
       3.000%, due 08/01/35
         (144A)(b)..........................     1,500,000       1,470,000
       3.000%, due 08/01/35(a)..............     3,800,000       3,724,000
      Lockheed Martin Corp. 4.920%, due
        08/15/33............................     8,400,000       9,589,104
                                                           ---------------
                                                                24,142,104
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      AIRLINES - 0.1%
      Frontier Airlines, Inc. 5.000%, due
        12/15/25............................ $   1,000,000 $       938,750
                                                           ---------------
      BIOTECHNOLOGY - 1.1%
      Amgen, Inc.
       0.977%, due 03/01/32 (144A)(e).......     4,000,000       2,960,000
       0.125%, due 02/01/11 (144A)(b).......     3,500,000       3,290,000
      Genzyme Corp. 1.250%, due
        12/01/23(a).........................     4,500,000       4,696,875
      InterMune, Inc. 0.250%, due
        03/01/11(a).........................     1,000,000         893,750
      Invitrogen Corp. 1.500%, due 02/15/24.     1,800,000       1,516,500
      Millipore Corp. 3.750%, due 06/01/26
        (144A)(b)...........................     4,125,000       4,088,906
                                                           ---------------
                                                                17,446,031
                                                           ---------------
      BUILDING MATERIALS - 0.1%
      Masco Corp., Series B 2.115%, due
        07/20/31(e).........................     4,500,000       2,086,875
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.4%
      Charles River Associates, Inc. 2.875%,
        due 06/15/34........................     4,500,000       5,911,875
      Euronet Worldwide, Inc. 3.500%, due
        10/15/25(a).........................     1,100,000       1,307,625
                                                           ---------------
                                                                 7,219,500
                                                           ---------------
      COMPUTERS & PERIPHERALS - 0.4%
      Cadence Design Systems, Inc. 0.000%,
        due 08/15/23(e).....................     5,000,000       5,737,500
      Electronics For Imaging, Inc. 1.500%,
        due 06/01/23........................       800,000         784,000
      Mentor Graphics Corp. 6.250%, due
        03/01/26 (144A)(b)..................       800,000         876,000
                                                           ---------------
                                                                 7,397,500
                                                           ---------------
      CONSTRUCTION MATERIALS - 0.5%
      Fluor Corp. 1.500%, due 02/15/24......     5,000,000       8,468,750
                                                           ---------------
      ELECTRICAL EQUIPMENT & INSTRUMENTS - 0.8%
      Flir Systems, Inc. 3.000%, due
        06/01/23(a).........................     5,000,000       6,025,000
      LSI Logic Corp. 4.000%, due
        05/15/10(a).........................     7,000,000       7,148,750
                                                           ---------------
                                                                13,173,750
                                                           ---------------
      FINANCE - DIVERSIFIED - 0.1%
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(e).........................     1,500,000       1,642,500
                                                           ---------------
      FINANCIAL SERVICES - 0.7%
      American Express Co. 1.850%/0.000%,
        due 12/01/33(f).....................     7,500,000       7,715,625
      Morgan Stanley Group, Inc. 1.000%,
        due 03/30/12 (144A)(b)..............     3,780,000       4,054,428
                                                           ---------------
                                                                11,770,053
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
     American Medical Systems Holdings,
       Inc. 3.250%, due 07/01/36............ $   1,750,000 $     1,870,313
     Cytyc Corp. 2.250%, due
       03/15/24(a)..........................     3,000,000       3,138,750
     Invitrogen Corp. 3.250%, due
       06/15/25.............................     6,500,000       6,126,250
     Medtronic, Inc. 1.500%, due 04/15/11
       (144A)(b)............................     1,300,000       1,249,625
     St. Jude Medical, Inc. 2.800%, due
       12/15/35(a)..........................     6,500,000       6,435,000
                                                           ---------------
                                                                18,819,938
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 1.1%
     Alza Corp. 0.556%, due
       07/28/20(e)(a).......................     8,000,000       6,620,000
     LifePoint Hospitals, Inc. 3.250%, due
       08/15/25 (144A)(a)(b)                     1,400,000       1,197,000
      3.250%, due 08/15/25..................     1,800,000       1,539,000
     Manor Care, Inc. 2.125%/1.875%, due
       08/01/35(f)..........................     5,000,000       5,625,000
     Omnicare, Inc. 3.250%, due
       12/15/35(a)..........................       875,000         797,344
     Pacificare Health Systems, Inc. 3.000%,
       due 10/15/32.........................       700,000       2,358,125
                                                           ---------------
                                                                18,136,469
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 0.7%
     Hilton Hotels Corp. 3.375%, due
       04/15/23.............................     6,800,000       8,959,000
     Host Marriott LP 3.250%, due 04/15/24
       (144A)(b)............................       800,000       1,064,000
     International Game Technology 0.981%,
       due 01/29/33(e)......................     3,000,000       2,422,500
                                                           ---------------
                                                                12,445,500
                                                           ---------------
     INDUSTRIAL - DIVERSIFIED - 0.6%
     3M Co. 0.407%, due
       11/21/32(e)(a).......................     1,200,000       1,089,000
     Actuant Corp. 2.000%, due
       11/15/23.............................     1,400,000       1,879,500
     Danaher Corp. 1.398%, due
       01/22/21(e)(a).......................     1,600,000       1,514,000
     Roper Industries, Inc. 1.481%, due
       01/15/34.............................     8,180,000       5,010,250
                                                           ---------------
                                                                 9,492,750
                                                           ---------------
     LEISURE EQUIPMENT & PRODUCTS - 0.0%
     Carnival Corp. 1.132%, due
       04/29/33.............................       700,000         459,375
                                                           ---------------
     MACHINERY - 0.3%
     AGCO Corp. 1.750%, due
       12/31/33(a)..........................     4,000,000       5,240,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - 1.5%
      Charter Communications, Inc.
       5.875%, due 11/16/09................ $   1,400,000 $     1,044,750
       5.875%, due 11/16/09
         (144A)(b).........................       450,000         335,812
      Liberty Media Corp.
       4.000%, due 11/15/29(a).............     1,700,000       1,054,000
       3.500%, due 01/15/31................     5,500,000       5,245,625
       3.250%, due 03/15/31................     8,250,000       6,290,625
      Sinclair Broadcast Group, Inc.
       6.000%, due 09/15/12................     4,000,000       3,480,000
       4.875%/2.000%, due
         07/15/18(f).......................     3,000,000       2,617,500
      Walt Disney Co. 2.125%, due
        04/15/23(a)........................     5,000,000       5,531,250
                                                          ---------------
                                                               25,599,562
                                                          ---------------
      METALS & MINING - 0.4%
      Placer Dome, Inc. 2.750%, due
        10/15/23...........................     5,550,000       7,381,500
                                                          ---------------

      OIL & GAS - 1.4%
      Devon Energy Corp. 4.900%, due
        08/15/08(a)........................     4,000,000       4,875,000
      Halliburton Co. 3.125%, due
        07/15/23(a)........................       600,000       1,206,000
      Hanover Compressor Co. 4.750%, due
        01/15/14...........................     7,000,000      10,010,000
      Pride International, Inc. 3.250%, due
        05/01/33(a)........................     1,600,000       2,152,000
      Quicksilver Resources, Inc. 1.875%,
        due 11/01/24.......................     3,000,000       4,241,250
                                                          ---------------
                                                               22,484,250
                                                          ---------------
      PHARMACEUTICALS - 1.8%
      Alexion Pharmaceuticals, Inc. 1.375%,
        due 02/01/12(a)....................       500,000         656,250
      BioMarin Pharmaceutical, Inc.
       3.500%, due 06/15/08................     1,300,000       1,381,250
       2.500%, due 03/29/13(a).............       500,000         553,750
      CV Therapeutics, Inc.
       2.750%, due 05/16/12(a).............       700,000         700,875
       3.250%, due 08/16/13................     4,000,000       3,385,000
      Decode Genetics, Inc. 3.500%, due
        04/15/11...........................     4,750,000       3,586,250
      MGI Pharma, Inc. 1.682%, due
        03/02/24...........................     8,500,000       5,737,500
      Nektar Therapeutics 3.250%, due
        09/28/12 (144A)(b).................       900,000         983,250
      SFBC International, Inc. 2.250%, due
        08/15/24...........................     2,000,000       1,707,500

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      PHARMACEUTICALS - CONTINUED
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22............... $   2,500,000 $     3,681,250
      Teva Pharmaceutical Industries, Ltd.
        0.250%, due 02/01/24(a)............     1,600,000       1,664,000
      Wyeth 4.239%, due 01/15/24(a)........     4,975,000       5,203,850
                                                          ---------------
                                                               29,240,725
                                                          ---------------
      RETAIL - MULTILINE - 0.2%
      Best Buy Co., Inc. 2.250%, due
        01/15/22(a)........................       900,000       1,114,875
      Pier 1 Imports, Inc. 6.375%/6.125%,
        due 02/15/36 (144A)(b)(f)..........       900,000         824,625
      WESCO International, Inc. 2.625%, due
        10/15/25 (144A)(b).................       500,000         886,250
                                                          ---------------
                                                                2,825,750
                                                          ---------------
      ROAD & RAIL - 0.6%
      CSX Corp. 0.624%, due
        10/30/21(e)........................     7,500,000       9,468,750
                                                          ---------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
      Amkor Technology, Inc. 5.000%, due
        03/15/07(a)........................     1,100,000       1,089,000
      Cypress Semiconductor Corp. 1.250%,
        due 06/15/08.......................     2,830,000       3,229,738
      Intel Corp. 2.950%, due
        12/15/35(a)........................     6,000,000       5,077,500
                                                          ---------------
                                                                9,396,238
                                                          ---------------
      SOFTWARE - 0.5%
      Mentor Graphics Corp. 6.810%, due
        08/06/23(a)........................       800,000         792,000
      Open Solutions, Inc.
       1.467%, due 02/02/35(a).............       575,000         338,531
       1.467%, due 02/02/35
         (144A)(b).........................     1,925,000       1,133,344
      Openwave Systems, Inc. 2.750%, due
        09/09/08 (a).......................     2,900,000       2,939,875
      SafeNet, Inc. 2.500%, due 12/15/10
        (144A)(b)(a).......................     2,100,000       1,832,250
      SINA Corp. 0.000%, due
        07/15/23(e)........................     1,200,000       1,357,500
                                                          ---------------
                                                                8,393,500
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
      ADC Telecommunications, Inc. 5.795%,
        due 06/15/13(a)....................     2,400,000       2,304,000
      Amdocs, Ltd. 0.500%, due
        03/15/24(a)........................     1,100,000       1,119,250
      Comverse Technology, Inc. 0.000%, due
        05/15/23(e)(a).....................     3,000,000       3,633,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                              SHARES/PAR          VALUE
       DESCRIPTION                             AMOUNT           (NOTE 2)
       ---------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b)............ $     900,000    $       901,125
       Juniper Networks, Inc. 0.000%, due
         06/15/08(e)(a)....................     1,200,000          1,204,500
       NII Holdings, Inc. 2.750%, due
         08/15/25 (144A)(b)................     1,600,000          2,128,000
       Qwest Communications International,
         Inc. 3.500%, due 11/15/25.........     3,000,000          4,560,000
       RF Micro Devices, Inc. 1.500%, due
         07/01/10(a).......................       900,000            895,500
                                                             ---------------
                                                                  16,746,125
                                                             ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
       Nextel Communications, Inc. 5.250%,
         due 01/15/10(a)...................     2,500,000          2,428,125
                                                             ---------------
       Total Convertible Bonds
       (Cost $285,363,932)                                       292,844,370
                                                             ---------------

       COMMON STOCKS - 0.9%
       BANKS - 0.1%
       Commerce Bancorp, Inc.(a)...........        49,400          1,762,098
                                                             ---------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
       Avaya, Inc.*(a).....................       215,301          2,458,737
                                                             ---------------
       ENERGY EQUIPMENT & SERVICES - 0.0%
       Rowan Companies, Inc................        14,200            505,378
                                                             ---------------
       FINANCE - DIVERSIFIED - 0.3%
       Franklin Resources, Inc.............        65,522          5,687,965
                                                             ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.1%
       Starwood Hotels & Resorts Worldwide,
         Inc.(a)...........................        37,227          2,246,277
                                                             ---------------
       IT CONSULTING & SERVICES - 0.1%
       Affiliated Computer Services, Inc. -
         Class A*(a).......................        16,100            830,921
                                                             ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       PT Indah Kiat Pulp & Paper Corp.*...     1,867,500            177,149
                                                             ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
       Corning, Inc.*......................        38,000            919,220
       Embarq Corp.*(a)....................         1,050             43,039
       Sprint Nextel Corp.(a)..............        21,000            419,790
                                                             ---------------
                                                                   1,382,049
                                                             ---------------
       Total Common Stocks
       (Cost $15,692,818)                                         15,050,574
                                                             ---------------

       PREFERRED STOCKS - 4.6%
       AUTOMOBILES - 0.1%
       Ford Motor Co. 6.500%, due
         01/15/32..........................        60,000          1,668,000
                                                             ---------------

    -----------------------------------------------------------------------
    SECURITY                                                    VALUE
    DESCRIPTION                                   SHARES       (NOTE 2)
    -----------------------------------------------------------------------

    BANKS - 0.6%
    Marshall & Ilsley Corp. 6.500%, due
      08/15/07(a).............................      300,000 $     8,061,000
    Sovereign Capital Trust IV 4.375%, due
      03/01/34(a).............................       31,400       1,428,700
                                                            ---------------
                                                                  9,489,700
                                                            ---------------
    BEVERAGE, FOOD & TOBACCO - 0.2%
    Constellation Brands, Inc. 5.750%, due
      09/01/06(a).............................      100,000       3,715,000
                                                            ---------------
    COMMERCIAL SERVICES & SUPPLIES - 0.1%
    United Rentals Trust I 6.500%, due
      08/01/28................................       43,700       2,075,750
                                                            ---------------
    ELECTRIC UTILITIES - 0.4%
    NRG Energy, Inc. 4.000%, due
      12/31/49(a).............................          900       1,177,087
    NRG Energy, Inc. 5.750%, due
      03/16/09................................       25,000       6,171,875
                                                            ---------------
                                                                  7,348,962
                                                            ---------------
    FINANCIAL - DIVERSIFIED - 0.3%
    Annaly Mortgage Management Inc.
      6.000%, due 12/31/49(a).................       19,500         524,063
    Morgan Stanley 9.500%, due 05/12/07
      (144A)(b)...............................       60,000       4,005,000
                                                            ---------------
                                                                  4,529,063
                                                            ---------------
    FINANCIAL SERVICES - 0.2%
    Lehman Brothers Holdings, Inc. 6.250%,
      due 10/15/07(a).........................      140,000       3,656,800
                                                            ---------------
    INSURANCE - 0.3%
    Chubb Corp. 7.000%, due 08/16/06..........      100,000       3,523,000
    XL Capital, Ltd. 6.500%, due
      05/15/07(a).............................       45,000         939,150
                                                            ---------------
                                                                  4,462,150
                                                            ---------------
    MEDIA - 0.2%
    Interpublic Group of Cos., Inc. - Series B
      5.250%, due 12/31/49 (144A)(b)..........        1,440       1,220,400
    Interpublic Group of Cos., Inc. 5.375%,
      due 12/15/06(a).........................       80,000       2,560,000
                                                            ---------------
                                                                  3,780,400
                                                            ---------------
    OIL & GAS - 1.0%
    Chesapeake Energy Corp. 4.500%, due
      12/31/49(a).............................       45,000       4,213,125
    El Paso Corp. 4.990%, due 12/31/49........        4,000       5,170,500
    Williams Cos., Inc. 5.500%, due
      06/01/33................................       65,000       7,182,500
                                                            ---------------
                                                                 16,566,125
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                   SHARES/PAR        VALUE
    DESCRIPTION                                  AMOUNT         (NOTE 2)
    ------------------------------------------------------------------------

    PHARMACEUTICALS - 0.4%
    Omnicare, Inc., Series B 4.000%, due
      06/15/33...............................        15,300 $       964,818
    Schering Plough Corp. 6.000%, due
      09/14/07(a)............................       120,000       6,039,600
                                                            ---------------
                                                                  7,004,418
                                                            ---------------
    REAL ESTATE - 0.1%
    Simon Property Group, Inc. (REIT)
      6.000%, due 12/31/49...................        15,200       1,041,200
                                                            ---------------
    U.S. GOVERNMENT & AGENCY
    OBLIGATIONS - 0.1%
    Federal National Mortgage Assoc.
      5.375%, due 12/31/49...................            15       1,393,149
                                                            ---------------
    UTILITIES - 0.6%
    PNM Resources, Inc. 6.750%, due
      05/16/08(a)............................       200,000       9,820,000
                                                            ---------------
    Total Preferred Stocks
    (Cost $76,427,234)                                           76,550,717
                                                            ---------------
    SHORT-TERM INVESTMENTS - 21.5%
    State Street Bank & Trust Co.,
      Repurchase Agreement dated
      06/30/06 at 3.40% to be repurchased
      at $82,359,329 on 07/03/06
      collateralized by $ 87,615,000 FNMA
      3.250% due 02/15/09 with a value of
      $83,987,213............................ $  82,336,000      82,336,000
    State Street Navigator Securities Lending
      Prime Portfolio(g).....................   275,403,619     275,403,619
                                                            ---------------
    Total Short-Term Investments
      (Cost $357,739,619)                                       357,739,619
                                                            ---------------

    TOTAL INVESTMENTS - 115.0%
    (Cost $1,929,718,714)                                     1,913,524,261

    Other Assets and Liabilities (net) - (15.0%)               (250,101,671)
                                                            ---------------

    TOTAL NET ASSETS - 100.0%                               $ 1,663,422,590
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Security is in default.

(e) Zero coupon bond - Interest rate represents current yield to maturity.

(f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(g) Represents investment of collateral received from securities lending transactions

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

The following table summarizes the credit composition of the Portfolio's holdings at June 30, 2006, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                          AAA                            11.06%
                          AA                              0.35
                          A                               6.50
                          BBB                             7.43
                          BB                             18.29
                          B                              42.09
                          Below B                         7.53
                          Equities/Other                  6.75
                                                        ------
                          Total:                        100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.4%
         AEROSPACE & DEFENSE - 4.2%
         Boeing Co. (The).....................   153,277 $  12,554,919
         General Dynamics Corp................   413,380    27,059,855
         Honeywell International, Inc.(a).....   465,254    18,749,736
         Lockheed Martin Corp.................   156,900    11,256,006
         Northrop Grumman Corp................   334,013    21,396,873
         Raytheon Co.......................... 1,065,059    47,469,680
         Rockwell Collins, Inc................   107,476     6,004,684
                                                         -------------
                                                           144,491,753
                                                         -------------
         AUTOMOBILES - 0.4%
         Honda Motor Co., Ltd. (ADR)..........   432,595    13,765,173
                                                         -------------
         BANKS - 4.1%
         Bank of America Corp................. 1,313,386    63,173,867
         BB&T Corp............................    24,150     1,004,398
         Commerce Bancorp, Inc.(a)............   426,279    15,205,372
         Marshall & Ilsley Corp.(a)...........   274,020    12,533,675
         Mitsubishi UFJ Financial Group, Inc.
           (ADR).............................. 1,271,421    17,736,323
         National City Corp...................   151,700     5,490,023
         SunTrust Banks, Inc..................   352,549    26,885,387
                                                         -------------
                                                           142,029,045
                                                         -------------
         BEVERAGES - 5.0%
         Anheuser-Busch Cos., Inc.............   395,685    18,039,279
         Coca-Cola Co.........................   961,028    41,343,425
         Coca-Cola Enterprises, Inc...........   713,531    14,534,626
         Diageo Plc (ADR).....................   765,561    51,713,646
         PepsiCo, Inc.........................   761,954    45,747,718
                                                         -------------
                                                           171,378,694
                                                         -------------
         CHEMICALS - 1.5%
         Monsanto Co..........................   274,810    23,136,254
         Praxair, Inc.(a).....................   545,054    29,432,916
                                                         -------------
                                                            52,569,170
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 3.0%
         Automatic Data Processing, Inc....... 1,150,081    52,156,173
         Waste Management, Inc................ 1,439,421    51,646,426
                                                         -------------
                                                           103,802,599
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.0%
         Motorola, Inc........................    14,600       294,190
                                                         -------------
         COMPUTERS & PERIPHERALS - 1.7%
         Hewlett-Packard Co................... 1,221,300    38,690,784
         Sun Microsystems, Inc.*(a)........... 4,965,099    20,605,161
                                                         -------------
                                                            59,295,945
                                                         -------------
         CONSTRUCTION & ENGINEERING - 1.2%
         Fluor Corp.(a).......................   443,502    41,214,641
                                                         -------------
         ELECTRIC SERVICES - 1.3%
         Progress Energy, Inc.(a).............   379,147    16,254,032
         Southern Co.(a)......................   834,890    26,758,224
                                                         -------------
                                                            43,012,256
                                                         -------------

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                         SHARES     (NOTE 2)
           ----------------------------------------------------------

           ELECTRIC UTILITIES - 2.9%
           Ameren Corp.(a)...................   282,441 $  14,263,271
           Consolidated Edison, Inc.(a)......   112,800     5,012,832
           Dominion Resources, Inc...........    92,200     6,895,638
           Entergy Corp......................    78,700     5,568,025
           FPL Group, Inc....................   379,029    15,684,220
           PG&E Corp......................... 1,053,475    41,380,498
           PPL Corp..........................   288,800     9,328,240
                                                        -------------
                                                           98,132,724
                                                        -------------
           ENERGY EQUIPMENT & SERVICES - 5.0%
           Baker Hughes, Inc.(a).............   425,829    34,854,104
           Emerson Electric Co...............   730,994    61,264,607
           Schlumberger, Ltd................. 1,168,286    76,067,101
                                                        -------------
                                                          172,185,812
                                                        -------------
           FINANCIAL - DIVERSIFIED - 6.6%
           Bank of New York Co., Inc......... 1,580,687    50,898,121
           Citigroup, Inc.................... 1,314,949    63,433,140
           Fannie Mae........................   367,382    17,671,074
           Freddie Mac.......................   266,305    15,182,048
           JPMorgan Chase & Co............... 1,300,051    54,602,142
           Morgan Stanley....................    12,100       764,841
           PNC Financial Services Group, Inc.   238,144    16,710,565
           Washington Mutual, Inc............   125,600     5,724,848
                                                        -------------
                                                          224,986,779
                                                        -------------
           FOOD & DRUG RETAILING - 2.3%
           Kraft Foods, Inc. - Class A(a).... 2,581,599    79,771,409
                                                        -------------
           FOOD PRODUCTS - 2.1%
           Campbell Soup Co.(a).............. 1,558,719    57,844,062
           Kellogg Co........................   278,735    13,499,136
                                                        -------------
                                                           71,343,198
                                                        -------------
           FOOD RETAILERS - 1.8%
           Kroger Co. (The).................. 2,878,701    62,928,404
                                                        -------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
           Boston Scientific Corp.*.......... 2,331,879    39,268,842
           Medtronic, Inc....................   347,062    16,284,149
                                                        -------------
                                                           55,552,991
                                                        -------------
           HEALTH CARE PROVIDERS & SERVICES - 1.5%
           Baxter International, Inc......... 1,241,291    45,629,857
           Medco Health Solutions, Inc.*.....    78,024     4,469,215
                                                        -------------
                                                           50,099,072
                                                        -------------
           HOUSEHOLD PRODUCTS - 6.2%
           Clorox Co.(a).....................   609,941    37,188,103
           Kimberly-Clark Corp...............   833,711    51,439,968
           Procter & Gamble Co. (The)........ 2,207,565   122,740,614
                                                        -------------
                                                          211,368,685
                                                        -------------
           INDUSTRIAL - DIVERSIFIED - 2.0%
           General Electric Co............... 2,047,715    67,492,686
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          INSURANCE - 3.9%
          ACE, Ltd............................   289,724 $  14,657,137
          AFLAC, Inc..........................   838,678    38,872,725
          Allstate Corp. (The)................   247,652    13,553,994
          American International Group, Inc...   717,351    42,359,577
          Chubb Corp. (The)(a)................    33,400     1,666,660
          XL Capital, Ltd. - Class A(a).......   350,900    21,510,170
                                                         -------------
                                                           132,620,263
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 0.7%
          IAC/InterActiveCorp.*...............   850,507    22,529,930
                                                         -------------
          MACHINERY - 4.5%
          Caterpillar, Inc....................   641,523    47,780,633
          Deere & Co.(a)......................   367,500    30,682,575
          Dover Corp.(a)......................    60,500     2,990,515
          Eaton Corp..........................   255,052    19,230,921
          Illinois Tool Works, Inc............   119,900     5,695,250
          Pall Corp...........................   303,097     8,486,716
          Parker Hannifin Corp................   486,627    37,762,255
                                                         -------------
                                                           152,628,865
                                                         -------------
          MEDIA - 2.1%
          Comcast Corp. - Class A*(a)......... 1,730,906    56,739,099
          Tribune Co.(a)......................   450,685    14,615,714
                                                         -------------
                                                            71,354,813
                                                         -------------
          METALS & MINING - 3.6%
          Barrick Gold Corp................... 1,741,755    51,555,948
          Newmont Mining Corp................. 1,343,298    71,100,763
                                                         -------------
                                                           122,656,711
                                                         -------------
          OIL & GAS - 5.3%
          El Paso Corp.(a).................... 1,563,206    23,448,090
          Exxon Mobil Corp.................... 2,574,100   157,921,035
                                                         -------------
                                                           181,369,125
                                                         -------------
          PAPER & FOREST PRODUCTS - 1.9%
          International Paper Co.............. 2,056,818    66,435,221
                                                         -------------
          PHARMACEUTICALS - 13.5%
          Abbott Laboratories.................   404,700    17,648,967
          AstraZeneca Plc (ADR)...............   464,190    27,767,846
          GlaxoSmithKline Plc (ADR)(a)........   810,606    45,231,815
          Johnson & Johnson...................   422,649    25,325,128
          MedImmune, Inc.*....................   548,114    14,853,889
          Merck & Co., Inc....................   581,260    21,175,302
          Novartis AG (ADR)................... 1,516,759    81,783,645
          Pfizer, Inc......................... 3,099,466    72,744,467
          Sanofi-Aventis (ADR)(a).............   440,500    21,452,350
          Schering-Plough Corp.(a)............ 1,049,259    19,967,399
          Teva Pharmaceutical Industries, Ltd.
            (ADR).............................   856,284    27,050,012
          Wyeth............................... 1,935,010    85,933,794
                                                         -------------
                                                           460,934,614
                                                         -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - MULTILINE - 1.1%
       Federated Department Stores, Inc.......    243,632 $    8,916,931
       Wal-Mart Stores, Inc...................    575,400     27,717,018
                                                          --------------
                                                              36,633,949
                                                          --------------
       ROAD & RAIL - 1.1%
       Union Pacific Corp.(a).................    418,859     38,937,133
                                                          --------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.3%
       AT&T, Inc..............................  2,504,017     69,837,034
       BellSouth Corp.........................    913,967     33,085,606
       Embarq Corp.*..........................        575         23,569
       Sprint Nextel Corp.....................    570,483     11,403,955
       Verizon Communications, Inc............  1,025,414     34,341,115
                                                          --------------
                                                             148,691,279
                                                          --------------
       Total Common Stocks
       (Cost $2,927,098,026)                               3,300,507,129
                                                          --------------
       ESCROWED SHARES - 0.0%
       ESC Seagate Technology(c)
       (Cost$0)............................... $   10,300             10
                                                          --------------
       INVESTMENT COMPANY SECURITIES(A) - 1.5%
       iShares Dow Jones U.S. Utilities Sector
         Index Fund...........................     31,800      2,510,610
       iShares MSCI Japan Index Fund..........  2,803,600     38,241,104
       Utilities Select Sector SPDR Fund......    258,200      8,337,278
                                                          --------------
       Total Investment Company Securities
       (Cost $42,889,378)                                     49,088,992
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 10.0%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/06 at 3.400% to be
           repurchased at $57,493,045 on
           07/03/06 collateralized by
           $59,940,000 FHLMC at 3.875% due
           01/12/09 with a value of
           $58,626,295.................... $ 57,476,760 $   57,476,760
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/06 at 3.40% to be
           repurchased at $22,162,518 on
           07/03/06 collateralized by
           $22,095,000 FHLB at 5.800% due
           09/02/08 with a value
           of $22,601,351.................   22,156,240     22,156,240
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  263,206,164    263,206,164
                                                        --------------
         Total Short-Term Investments
         (Cost $342,839,164)                               342,839,164
                                                        --------------

         TOTAL INVESTMENTS - 107.9%
         (Cost $3,312,826,568)                           3,692,435,295

         Other Assets and Liabilities (net) - (7.9%)      (269,084,366)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $3,423,350,929
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Illiquid securities. Representing in the aggregate 0.0% of net assets.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                            SHARES   (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 93.6%
           AEROSPACE & DEFENSE - 2.2%
           BE Aerospace, Inc.*................... 29,500 $    674,370
           Rockwell Collins, Inc................. 14,900      832,463
                                                         ------------
                                                            1,506,833
                                                         ------------
           BANKS - 5.0%
           Cullen/Frost Bankers, Inc............. 24,000    1,375,200
           Hudson City Bancorp, Inc.............. 49,800      663,834
           Northern Trust Corp................... 12,800      707,840
           SVB Financial Group*(a)............... 15,000      681,900
                                                         ------------
                                                            3,428,774
                                                         ------------
           BIOTECHNOLOGY - 0.8%
           Genzyme Corp.*........................  9,500      579,975
                                                         ------------
           CHEMICALS - 2.4%
           Ecolab, Inc.(a)....................... 14,900      604,642
           Monsanto Co........................... 12,400    1,043,956
                                                         ------------
                                                            1,648,598
                                                         ------------
           COMMERCIAL SERVICES & SUPPLIES - 5.9%
           ITT Educational Services, Inc.*....... 12,800      842,368
           Labor Ready, Inc.*(a)................. 16,100      364,665
           MasterCard, Inc. - Class A*(a)........ 29,400    1,411,200
           Pediatrix Medical Group, Inc.*(a).....  3,800      172,140
           Robert Half International, Inc........ 16,900      709,800
           United Rentals, Inc.*(a).............. 17,100      546,858
                                                         ------------
                                                            4,047,031
                                                         ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 1.3%
           Tellabs, Inc.*........................ 69,000      918,390
                                                         ------------
           COMMUNICATIONS SERVICES - 2.1%
           Alliance Data Systems Corp.*(a)....... 24,100    1,417,562
                                                         ------------
           COMPUTERS & PERIPHERALS - 1.4%
           Network Appliance, Inc.*(a)........... 28,100      991,930
                                                         ------------
           CONSTRUCTION & ENGINEERING - 1.5%
           Fluor Corp............................  5,700      529,701
           Jacobs Engineering Group, Inc.*.......  6,400      509,696
                                                         ------------
                                                            1,039,397
                                                         ------------
           ELECTRICAL EQUIPMENT & INSTRUMENTS - 1.8%
           Fisher Scientific International, Inc.* 17,100    1,249,155
                                                         ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
           Broadcom Corp. - Class A*............. 15,750      473,288
           Danaher Corp.(a)...................... 10,500      675,360
           FMC Technologies, Inc.*(a)............  6,200      418,252
                                                         ------------
                                                            1,566,900
                                                         ------------
           ENERGY EQUIPMENT & SERVICES - 3.2%
           Cameron International Corp.*(a)....... 18,900      902,853
           Complete Production Services, Inc.*(a) 22,300      527,172
           Dril-Quip, Inc.*(a)...................  9,500      783,180
                                                         ------------
                                                            2,213,205
                                                         ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - 1.4%
      IntercontinentalExchange, Inc.*(a).............  4,000 $    231,760
      Investment Technology Group, Inc.*............. 14,300      727,298
                                                             ------------
                                                                  959,058
                                                             ------------
      FINANCIAL SERVICES - 1.6%
      CIT Group, Inc................................. 14,100      737,289
      Lazard Ltd. - Class A(a).......................  8,500      343,400
                                                             ------------
                                                                1,080,689
                                                             ------------
      FOOD & DRUG RETAILING - 1.9%
      Omnicare, Inc.(a).............................. 11,400      540,588
      Safeway, Inc................................... 28,200      733,200
                                                             ------------
                                                                1,273,788
                                                             ------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%
      Cytyc Corp.*................................... 10,400      263,744
      DENTSPLY International, Inc.................... 16,400      993,840
      Henry Schein, Inc.*............................ 22,000    1,028,060
      Ventana Medical Systems, Inc.*(a).............. 12,400      585,032
                                                             ------------
                                                                2,870,676
                                                             ------------
      HEALTH CARE PROVIDERS & SERVICES - 2.0%
      Community Health Systems, Inc.*(a)............. 10,600      389,550
      DaVita, Inc.*..................................  7,900      392,630
      Healthways, Inc.*(a)........................... 11,400      600,096
                                                             ------------
                                                                1,382,276
                                                             ------------
      HOTELS, RESTAURANTS & LEISURE - 5.9%
      Hilton Hotels Corp............................. 21,300      602,364
      Penn National Gaming, Inc.*(a)................. 22,600      876,428
      Scientific Games Corp. - Class A*(a)........... 29,000    1,032,980
      Starwood Hotels & Resorts Worldwide, Inc....... 22,200    1,339,548
      Tim Hortons, Inc.*(a)..........................  6,900      177,675
                                                             ------------
                                                                4,028,995
                                                             ------------
      HOUSEHOLD DURABLES - 0.8%
      Knoll, Inc.(a)................................. 29,400      539,784
                                                             ------------
      INDUSTRIAL CONGLOMERATES - 0.9%
      ITT Industries, Inc............................ 13,200      653,400
                                                             ------------
      INSURANCE - 0.7%
      HealthExtras, Inc.*(a)......................... 16,800      507,696
                                                             ------------
      INTERNET SOFTWARE & SERVICES - 4.4%
      Akamai Technologies, Inc.*(a).................. 32,500    1,176,175
      Equinix, Inc.*(a)..............................  9,100      499,226
      Sohu.com, Inc.*(a)............................. 21,300      549,327
      WebEx Communications, Inc.*(a)................. 21,900      778,326
                                                             ------------
                                                                3,003,054
                                                             ------------
      IT CONSULTING & SERVICES - 2.9%
      CACI International, Inc. - Class A*(a).........  9,400      548,302
      Cognizant Technology Solutions Corp. - Class A* 13,700      922,969
      FTI Consulting, Inc.*(a)....................... 20,200      540,754
                                                             ------------
                                                                2,012,025
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        ----------------------------------------------------------------

        MACHINERY - 3.3%
        Dover Corp.................................. 31,200 $  1,542,216
        Ingersoll-Rand Co. - Class A................ 16,700      714,426
                                                            ------------
                                                               2,256,642
                                                            ------------
        MEDIA - 4.9%
        Lamar Advertising Co. - Class A*(a)......... 35,900    1,933,574
        Rogers Communications, Inc. - Class B....... 19,500      787,800
        Univision Communications, Inc. - Class A*(a) 20,300      680,050
                                                            ------------
                                                               3,401,424
                                                            ------------
        METALS & MINING - 0.8%
        Nucor Corp..................................  9,800      531,650
                                                            ------------
        OIL & GAS - 6.1%
        Halliburton Co..............................  9,100      675,311
        Smith International, Inc.(a)................ 17,100      760,437
        Weatherford International, Ltd.*............ 34,200    1,697,004
        Western Refining, Inc.(a)................... 12,800      276,224
        XTO Energy, Inc............................. 17,653      781,498
                                                            ------------
                                                               4,190,474
                                                            ------------
        PHARMACEUTICALS - 2.3%
        Covance, Inc.*.............................. 14,400      881,568
        Nektar Therapeutics*(a)..................... 29,200      535,528
        Shire Plc (ADR).............................  4,500      199,035
                                                            ------------
                                                               1,616,131
                                                            ------------
        RETAIL - SPECIALTY - 4.7%
        MSC Industrial Direct Co., Inc. - Class A... 13,300      632,681
        Nordstrom, Inc..............................  7,900      288,350
        O' Reilly Automotive, Inc.*................. 19,500      608,205
        Too, Inc.*(a)............................... 33,800    1,297,582
        Tractor Supply Co.*(a)......................  7,500      414,525
                                                            ------------
                                                               3,241,343
                                                            ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.8%
        Freescale Semiconductor, Inc. - Class A*(a). 24,000      696,000
        Intersil Corp. - Class A.................... 34,700      806,775
        MEMC Electronic Materials, Inc.*............ 19,100      716,250
        Microchip Technology, Inc................... 26,600      892,430
        National Semiconductor Corp................. 33,500      798,975
        NVIDIA Corp.*............................... 27,200      579,088
        PMC-Sierra, Inc.*(a)........................ 21,400      201,160
                                                            ------------
                                                               4,690,678
                                                            ------------
        SOFTWARE - 3.4%
        Autodesk, Inc.*.............................  4,700      161,962
        Citrix Systems, Inc.*....................... 27,700    1,111,878
        Informatica Corp.*(a)....................... 44,500      585,620
        Red Hat, Inc.*(a)........................... 19,100      446,940
                                                            ------------
                                                               2,306,400
                                                            ------------

     ----------------------------------------------------------------------
     SECURITY                                     SHARES/PAR     VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
     Harris Corp.................................      20,300 $    842,653
                                                              ------------
     TRANSPORTATION - 1.4%
     Heartland Express, Inc.(a)..................      16,366      292,788
     SEACOR Holdings, Inc.*(a)...................       8,300      681,430
                                                              ------------
                                                                   974,218
                                                              ------------
     TRUCKING & FREIGHT FORWARDING - 2.1%
     Landstar System, Inc........................      30,100    1,421,623
                                                              ------------
     Total Common Stocks
     (Cost $59,293,876)                                         64,392,427
                                                              ------------

     SHORT-TERM INVESTMENTS - 35.4%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/06 at 3.400% to
       be repurchased at $6,795,925 on
       07/03/06 collateralized by $7,120,000
       FNMA 4.250% due 05/15/09 with a value
       of $6,930,879............................. $ 6,794,000    6,794,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  17,566,553   17,566,553
                                                              ------------
     Total Short-Term Investments
     (Cost $24,360,553)                                         24,360,553
                                                              ------------

     TOTAL INVESTMENTS - 129.0%
     (Cost $83,654,429)                                         88,752,980

     Other Assets and Liabilities (net) - (29.0%)              (19,951,098)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 68,801,882
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.9%
         CHEMICALS - 7.5%
         Chemtura Corp........................   435,200 $   4,064,768
         Eastman Chemical Co..................   151,500     8,181,000
         Monsanto Co..........................    58,800     4,950,372
         Mosaic Co.*(a).......................   390,400     6,109,760
         Potash Corp. of Saskatchewan, Inc....    31,036     2,668,165
                                                         -------------
                                                            25,974,065
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 7.6%
         Allied Waste Industries, Inc.*(a)....   214,100     2,432,176
         R. R. Donnelley & Sons Co............   246,324     7,870,052
         R.H. Donnelley Corp.(a)..............   136,700     7,391,369
         Sabre Holdings Corp..................   394,600     8,681,200
                                                         -------------
                                                            26,374,797
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 3.9%
         Avaya, Inc.*(a)......................   497,100     5,676,882
         JDS Uniphase Corp.*.................. 1,242,000     3,142,260
         Tellabs, Inc.*.......................   358,200     4,767,642
                                                         -------------
                                                            13,586,784
                                                         -------------
         CONTAINERS & PACKAGING - 4.1%
         Ball Corp............................   179,700     6,656,088
         Pactiv Corp.*........................   312,200     7,726,950
                                                         -------------
                                                            14,383,038
                                                         -------------
         ELECTRIC UTILITIES - 6.2%
         Ameren Corp.(a)......................   137,200     6,928,600
         CMS Energy Corp.*....................   452,700     5,857,938
         Northeast Utilities(a)...............   303,900     6,281,613
         Puget Energy, Inc....................   112,100     2,407,908
                                                         -------------
                                                            21,476,059
                                                         -------------
         FOOD & DRUG RETAILING - 1.0%
         Safeway, Inc.........................   138,800     3,608,800
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
         Bausch & Lomb, Inc.(a)...............    70,400     3,452,416
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.1%
         Aetna, Inc...........................    93,300     3,725,469
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.5%
         Brinker International, Inc...........   133,800     4,856,940
         OSI Restaurant Partners, Inc.(a).....    87,700     3,034,420
         Yum! Brands, Inc.....................    13,900       698,753
                                                         -------------
                                                             8,590,113
                                                         -------------
         HOUSEHOLD DURABLES - 4.9%
         American Greetings Corp. - Class A(a)   193,300     4,061,233
         Newell Rubbermaid, Inc...............   165,400     4,272,282
         Snap-On, Inc.........................   146,400     5,917,488
         Tupperware Corp.(a)..................   135,400     2,666,026
                                                         -------------
                                                            16,917,029
                                                         -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          INDUSTRIAL CONGLOMERATES - 1.8%
          Hubbell, Inc. - Class B.............. 131,200 $   6,251,680
                                                        -------------
          INSURANCE - 10.3%
          ACE, Ltd.............................  50,100     2,534,559
          Conseco, Inc.*....................... 260,200     6,010,620
          Everest Reinsurance Group, Ltd.......  40,300     3,488,771
          Genworth Financial, Inc. - Class A... 111,900     3,898,596
          PartnerRe, Ltd.(a)................... 105,500     6,757,275
          PMI Group, Inc. (The)(a).............  55,500     2,474,190
          SAFECO Corp..........................  85,500     4,817,925
          XL Capital, Ltd. - Class A...........  93,800     5,749,940
                                                        -------------
                                                           35,731,876
                                                        -------------
          INTERNET SOFTWARE & SERVICES - 1.9%
          McAfee, Inc.*........................ 273,600     6,640,272
                                                        -------------
          MACHINERY - 4.0%
          CNH Global N.V.......................  67,300     1,609,816
          Cummins, Inc.........................  40,700     4,975,575
          Timken Co............................ 221,500     7,422,465
                                                        -------------
                                                           14,007,856
                                                        -------------
          MEDIA - 3.9%
          Clear Channel Communications, Inc.(a) 214,300     6,632,585
          Interpublic Group of Cos., Inc.*(a).. 827,400     6,908,790
                                                        -------------
                                                           13,541,375
                                                        -------------
          OIL & GAS - 8.3%
          EOG Resources, Inc...................  86,100     5,970,174
          GlobalSantaFe Corp................... 116,300     6,716,325
          Halliburton Co.......................  86,400     6,411,744
          NiSource, Inc........................ 304,600     6,652,464
          Southwest Gas Corp.(a)............... 100,900     3,162,206
                                                        -------------
                                                           28,912,913
                                                        -------------
          PAPER & FOREST PRODUCTS - 3.1%
          Bowater, Inc.(a)..................... 176,700     4,019,925
          MeadWestvaco Corp.................... 242,000     6,759,060
                                                        -------------
                                                           10,778,985
                                                        -------------
          PHARMACEUTICALS - 4.0%
          King Pharmaceuticals, Inc.*.......... 423,000     7,191,000
          Mylan Laboratories, Inc.............. 330,375     6,607,500
                                                        -------------
                                                           13,798,500
                                                        -------------
          REAL ESTATE - 2.0%
          Host Hotels & Resorts, Inc. (REIT)... 308,900     6,755,643
                                                        -------------
          RETAIL - MULTILINE - 1.4%
          Federated Department Stores, Inc..... 133,788     4,896,641
                                                        -------------
          RETAIL - SPECIALTY - 3.8%
          Foot Locker, Inc..................... 274,600     6,724,954
          OfficeMax, Inc.(a)................... 160,700     6,548,525
                                                        -------------
                                                           13,273,479
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SOFTWARE - 3.2%
    Cadence Design Systems, Inc.*...............     392,800 $   6,736,520
    Sybase, Inc.*(a)............................     228,700     4,436,780
                                                             -------------
                                                                11,173,300
                                                             -------------
    TELECOMMUNICATION SERVICES-DIVERSIFIED - 5.7%
    ADC Telecommunications, Inc.*(a)............     253,700     4,277,382
    CenturyTel, Inc.............................     121,900     4,528,585
    Embarq Corp.*...............................      63,100     2,586,469
    Qwest Communications International,
      Inc.*(a)..................................   1,032,800     8,355,352
                                                             -------------
                                                                19,747,788
                                                             -------------
    TRADING COMPANIES & DISTRIBUTORS - 3.7%
    Genuine Parts Co............................     156,500     6,519,790
    W.W. Grainger, Inc..........................      83,400     6,274,182
                                                             -------------
                                                                12,793,972
                                                             -------------
    Total Common Stocks
    (Cost $280,925,229)                                        336,392,850
                                                             -------------

    SHORT-TERM INVESTMENTS - 25.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/06 at 3.400% to
      be repurchased at $9,979,827 on
      07/03/06 collateralized by
      $10,455,000 FNMA 4.250% due
      05/15/09 with a value
      of $10,177,294............................ $ 9,977,000     9,977,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  77,972,828    77,972,828
                                                             -------------
    Total Short-Term Investments
    (Cost $87,949,828)                                          87,949,828
                                                             -------------

    TOTAL INVESTMENTS - 122.2%
    (Cost $368,875,057)                                        424,342,678

    Other Assets and Liabilities (net) - (22.2%)               (77,178,471)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 347,164,207
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MERCURY LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 99.9%
          AEROSPACE & DEFENSE - 4.6%
          Boeing Co. (The).....................  23,000 $   1,883,930
          Lockheed Martin Corp.................  22,000     1,578,280
          Northrop Grumman Corp................  16,000     1,024,960
          Raytheon Co..........................  33,000     1,470,810
                                                        -------------
                                                            5,957,980
                                                        -------------
          AIRLINES - 1.0%
          AMR Corp.*(a)........................  52,000     1,321,840
                                                        -------------
          AUTOMOBILES - 1.1%
          Harley-Davidson, Inc.(a).............  26,000     1,427,140
                                                        -------------
          BANKS - 0.8%
          Bank of America Corp.................  21,000     1,010,100
                                                        -------------
          BUILDING PRODUCTS - 0.8%
          Louisiana-Pacific Corp...............  45,000       985,500
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 0.5%
          Convergys Corp.*.....................  21,000       409,500
          Hewitt Associates, Inc.*.............   9,000       202,320
                                                        -------------
                                                              611,820
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 3.4%
          Cisco Systems, Inc.*................. 129,000     2,519,370
          Motorola, Inc........................  89,000     1,793,350
                                                        -------------
                                                            4,312,720
                                                        -------------
          COMPUTERS & PERIPHERALS - 5.7%
          Dell, Inc.*..........................  64,000     1,562,240
          Hewlett-Packard Co...................  67,000     2,122,560
          International Business Machines Corp.  32,000     2,458,240
          NCR Corp.*...........................  34,000     1,245,760
                                                        -------------
                                                            7,388,800
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
          Agilent Technologies, Inc.*..........  41,000     1,293,960
          Solectron Corp.*..................... 166,000       567,720
                                                        -------------
                                                            1,861,680
                                                        -------------
          FINANCIAL - DIVERSIFIED - 11.2%
          Bear Stearns Cos., Inc. (The)........  11,000     1,540,880
          Charles Schwab Corp. (The)...........  88,000     1,406,240
          Citigroup, Inc.......................  27,000     1,302,480
          Goldman Sachs Group, Inc. (The)......  13,000     1,955,590
          JP Morgan Chase & Co.................  66,000     2,772,000
          Lehman Brothers Holdings, Inc........  25,000     1,628,750
          Morgan Stanley.......................  34,000     2,149,140
          Prudential Financial, Inc.(a)........  21,000     1,631,700
                                                        -------------
                                                           14,386,780
                                                        -------------
          FOOD PRODUCTS - 1.3%
          Archer-Daniels-Midland Co............  39,000     1,609,920
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
          Becton, Dickinson & Co...............  23,000     1,405,990
                                                        -------------

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            --------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES - 5.5%
            Aetna, Inc......................... 33,000 $   1,317,690
            AmerisourceBergen Corp............. 32,000     1,341,440
            Express Scripts, Inc.*............. 17,000     1,219,580
            Humana, Inc.*......................  3,000       161,100
            McKesson Corp...................... 28,000     1,323,840
            WellPoint, Inc.*................... 24,000     1,746,480
                                                       -------------
                                                           7,110,130
                                                       -------------
            HOUSEHOLD PRODUCTS - 0.4%
            Procter & Gamble Co. (The)......... 10,000       556,000
                                                       -------------
            INDUSTRIAL - DIVERSIFIED - 2.9%
            General Electric Co................ 71,000     2,340,160
            Rockwell Automation, Inc........... 20,000     1,440,200
                                                       -------------
                                                           3,780,360
                                                       -------------
            INSURANCE - 2.8%
            American International Group, Inc..  2,000       118,100
            Nationwide Financial Services,
              Inc., Class A(a)................. 22,000       969,760
            PMI Group, Inc. (The)(a)........... 19,000       847,020
            Principal Financial Group, Inc.....  5,000       278,250
            SAFECO Corp........................ 24,000     1,352,400
                                                       -------------
                                                           3,565,530
                                                       -------------
            INTERNET SOFTWARE & SERVICES - 1.0%
            McAfee, Inc.*...................... 54,000     1,310,580
                                                       -------------
            IT CONSULTING & SERVICES - 0.2%
            Computer Sciences Corp.*...........  6,000       290,640
                                                       -------------
            MACHINERY - 1.4%
            Caterpillar, Inc................... 24,000     1,787,520
                                                       -------------
            MEDIA - 1.5%
            Walt Disney Co. (The).............. 66,000     1,980,000
                                                       -------------
            METALS & MINING - 5.5%
            Alcoa, Inc......................... 33,000     1,067,880
            Freeport-McMoRan Copper & Gold,
              Inc. - Class B................... 27,000     1,496,070
            Nucor Corp......................... 29,000     1,573,250
            Phelps Dodge Corp.................. 17,000     1,396,720
            United States Steel Corp........... 22,000     1,542,640
                                                       -------------
                                                           7,076,560
                                                       -------------
            OIL & GAS - 19.6%
            Anadarko Petroleum Corp.(a)........ 33,000     1,573,770
            Apache Corp........................ 16,000     1,092,000
            Chevron Corp....................... 20,000     1,241,200
            ConocoPhillips..................... 37,000     2,424,610
            Devon Energy Corp.................. 27,000     1,631,070
            EOG Resources, Inc................. 22,000     1,525,480
            Exxon Mobil Corp................... 85,000     5,214,750
            Hess Corp.......................... 28,000     1,479,800
            Kerr-McGee Corp.................... 26,000     1,803,100

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MERCURY LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        OIL & GAS - CONTINUED
        Marathon Oil Corp........................  21,000 $   1,749,300
        Occidental Petroleum Corp................  18,000     1,845,900
        Sunoco, Inc..............................  19,000     1,316,510
        Tesoro Corp..............................   6,000       446,160
        Valero Energy Corp.......................  28,000     1,862,560
                                                          -------------
                                                             25,206,210
                                                          -------------
        PHARMACEUTICALS - 6.6%
        Caremark Rx, Inc.........................  30,000     1,496,100
        Johnson & Johnson........................  34,000     2,037,280
        Merck & Co., Inc.........................  59,000     2,149,370
        Pfizer, Inc.............................. 121,000     2,839,870
                                                          -------------
                                                              8,522,620
                                                          -------------
        RETAIL - MULTILINE - 2.4%
        J.C. Penney Co., Inc.....................  22,000     1,485,220
        Kohl's Corp.*............................  27,000     1,596,240
                                                          -------------
                                                              3,081,460
                                                          -------------
        RETAIL - SPECIALTY - 5.1%
        Best Buy Co., Inc........................  29,000     1,590,360
        MSC Industrial Direct Co., Inc. - Class A  11,000       523,270
        Nordstrom, Inc...........................  36,000     1,314,000
        Staples, Inc.............................  59,000     1,434,880
        Starbucks Corp.*.........................  45,000     1,699,200
                                                          -------------
                                                              6,561,710
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.5%
        Advanced Micro Devices, Inc.*............  42,000     1,025,640
        Analog Devices, Inc......................  33,000     1,060,620
        Lam Research Corp.*......................  29,000     1,351,980
        Micron Technology, Inc.*.................  41,000       617,460
        National Semiconductor Corp..............  48,000     1,144,800
        NVIDIA Corp.*............................  65,000     1,383,850
        Texas Instruments, Inc...................  58,000     1,756,820
                                                          -------------
                                                              8,341,170
                                                          -------------
        SOFTWARE - 5.3%
        BEA Systems, Inc.*....................... 108,000     1,413,720
        CA Inc...................................  44,090       906,050
        Citrix Systems, Inc.*....................  19,000       762,660
        Intuit, Inc.*............................  23,000     1,388,970
        Microsoft Corp...........................  49,000     1,141,700
        Red Hat, Inc.*(a)........................  50,000     1,170,000
                                                          -------------
                                                              6,783,100
                                                          -------------
        TOBACCO - 0.2%
        Altria Group, Inc........................   3,000       220,290
                                                          -------------
        Total Common Stocks
        (Cost $111,844,290)                                 128,454,150
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     ESCROWED SHARES - 0.0%
     ESC Seagate Technology(b)
       (Cost $0)................................ $   27,200 $          27
                                                            -------------
     SHORT-TERM INVESTMENT - 5.3%
     State Street Navigator Securities Lending
       Prime Portfolio(c)
       (Cost $6,858,675)........................  6,858,675     6,858,675
                                                            -------------

     TOTAL INVESTMENTS - 105.2%
     (Cost $118,702,965)                                      135,312,852

     Other Assets and Liabilities (net) - (5.2%)               (6,718,217)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 128,594,635
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY
       DESCRIPTION                                SHARES       VALUE
       -----------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*. 2,760,602 $ 87,096,992
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A).............................. 1,206,069   15,703,020
       Harris Oakmark Focused Value Portfolio
         (Class A)*.............................   225,896   54,293,989
       Harris Oakmark International Portfolio
         (Class A).............................. 2,811,306   46,245,989
       Janus Aggressive Growth Portfolio
         (Class A).............................. 9,380,882   75,609,908
       Jennison Growth Portfolio (Class A)*..... 3,912,719   45,387,535
       Legg Mason Value Equity Portfolio
         (Class A).............................. 6,189,336   62,821,762
       Lord Abbett Growth and Income Portfolio
         (Class A).............................. 2,970,629   78,008,711
       Met/AIM Small Cap Growth Portfolio
         (Class A).............................. 2,340,901   29,893,308
       MFS(R) Emerging Markets Equity Portfolio
         (Class A).............................. 3,207,406   28,032,729
       MFS(R) Research International Portfolio
         (Class A).............................. 2,884,001   37,636,217
       RCM Global Technology Portfolio
         (Class A).............................. 5,779,476   27,799,280
       Third Avenue Small Cap Value Portfolio
         (Class A).............................. 4,307,237   70,294,110
       Turner Mid-Cap Growth Portfolio
         (Class A).............................. 1,785,628   22,302,494
       Van Kampen Comstock Portfolio (Class A).. 8,171,434   87,107,488
                                                           ------------
       Total Investment Company Securities
       (Cost $751,217,083)                                  768,233,532
                                                           ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $751,217,083)                                  768,233,532

       Other Assets and Liabilities (net) - 0.0%               (252,317)
                                                           ------------

       TOTAL NET ASSETS - 100.0%                           $767,981,215
                                                           ============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      -------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                SHARES        VALUE
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio
        (Class A)*............................ 10,844,466 $   342,142,904
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  6,516,603      84,846,174
      Harris Oakmark Focused Value Portfolio
        (Class A)*............................    697,250     167,584,087
      Harris Oakmark International Portfolio
        (Class A)............................. 10,126,462     166,580,301
      Janus Aggressive Growth Portfolio
        (Class A)............................. 15,215,900     122,640,155
      Jennison Growth Portfolio (Class A)*.... 10,575,681     122,677,896
      Lazard Mid-Cap Portfolio (Class A)...... 10,266,590     126,689,725
      Legg Mason Value Equity Portfolio
        (Class A)............................. 25,076,334     254,524,785
      Loomis Sayles Global Markets Portfolio
        (Class A)............................. 17,398,667     162,329,559
      Lord Abbett Bond Debenture Portfolio
        (Class A)............................. 25,723,960     300,713,089
      Lord Abbett Growth and Income
        Portfolio (Class A)...................  9,628,728     252,850,410
      Met/AIM Small Cap Growth Portfolio
        (Class A).............................  6,331,308      80,850,807
      MFS(R) Emerging Markets Equity Portfolio
        (Class A).............................  8,688,014      75,933,244
      MFS(R) Research International Portfolio
        (Class A).............................  9,357,357     122,113,505
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  5,924,800      90,471,690
      Oppenheimer Capital Appreciation
        Portfolio (Class A)................... 24,114,557     206,902,901
      PIMCO Inflation Protected Bond
        Portfolio (Class A)................... 30,924,914     307,702,896
      PIMCO Total Return Portfolio
        (Class A)............................. 31,058,027     348,781,639
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................  9,919,458      82,430,696
      Third Avenue Small Cap Value Portfolio
        (Class A)............................. 12,930,537     211,026,363

      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                 SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - CONTINUED
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  6,439,481 $   80,429,121
      Van Kampen Comstock Portfolio
        (Class A).............................. 28,082,090    299,355,078
      Western Asset Management US
        Government Portfolio (Class A)*........ 18,579,545    218,867,043
                                                           --------------
      Total Investment Company Securities
      (Cost $4,227,039,944)                                 4,228,444,068
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $4,227,039,944)                                 4,228,444,068

      Other Assets and Liabilities (net) - 0.0%                (1,146,118)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $4,227,297,950
                                                           ==============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*..   297,260 $  9,378,567
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)...............................   715,926    9,321,358
       Harris Oakmark International Portfolio
         (Class A)...............................   556,607    9,156,188
       Jennison Growth Portfolio (Class A)*......   776,573    9,008,244
       Lazard Mid-Cap Portfolio (Class A)........   751,745    9,276,532
       Legg Mason Value Equity Portfolio
         (Class A)............................... 1,833,218   18,607,167
       Loomis Sayles Global Markets Portfolio
         (Class A)............................... 1,919,239   17,906,499
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................... 3,212,232   37,550,989
       Lord Abbett Growth and Income Portfolio
         (Class A)...............................   880,371   23,118,550
       MFS(R) Research International Portfolio
         (Class A)............................... 1,379,451   18,001,828
       Neuberger Berman Real Estate Portfolio
         (Class A)...............................   647,315    9,884,493
       Oppenheimer Capital Appreciation Portfolio
         (Class A)............................... 1,592,521   13,663,831
       PIMCO Inflation Protected Bond Portfolio
         (Class A)............................... 7,700,778   76,622,738
       PIMCO Total Return Portfolio (Class A).... 8,040,185   90,291,278
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)............................... 1,092,221    9,076,359
       Third Avenue Small Cap Value Portfolio
         (Class A)............................... 1,136,817   18,552,861
       Van Kampen Comstock Portfolio
         (Class A)............................... 1,756,981   18,729,422
       Western Asset Management US Government
         Portfolio (Class A)*.................... 6,073,365   71,544,237
                                                            ------------
       Total Investment Company Securities
       (Cost $478,366,962)                                   469,691,141
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $478,366,962)                                   469,691,141

       Other Assets and Liabilities (net) - 0.0%                (158,710)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $469,532,431
                                                            ============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                 SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio
        (Class A)*............................. 15,066,669 $  475,353,419
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................  6,586,944     85,762,015
      Harris Oakmark Focused Value Portfolio
        (Class A)*.............................    880,791    211,698,198
      Harris Oakmark International Portfolio
        (Class A).............................. 12,795,936    210,493,143
      Janus Aggressive Growth Portfolio
        (Class A).............................. 30,785,666    248,132,469
      Jennison Growth Portfolio (Class A)*..... 17,826,640    206,789,021
      Legg Mason Value Equity Portfolio
        (Class A).............................. 25,340,626    257,207,353
      Loomis Sayles Global Markets Portfolio
        (Class A).............................. 17,602,726    164,233,434
      Lord Abbett Bond Debenture Portfolio
        (Class A)..............................  7,422,851     86,773,131
      Lord Abbett Growth and Income
        Portfolio (Class A).................... 16,217,649    425,875,461
      Met/AIM Small Cap Growth Portfolio
        (Class A)..............................  9,611,313    122,736,470
      MFS(R) Emerging Markets Equity Portfolio
        (Class A).............................. 13,217,900    115,524,446
      MFS(R) Research International Portfolio
        (Class A).............................. 12,625,610    164,764,213
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................  5,982,738     91,356,410
      Oppenheimer Capital Appreciation
        Portfolio (Class A)....................  9,754,617     83,694,611
      PIMCO Inflation Protected Bond
        Portfolio (Class A).................... 22,296,288    221,848,061
      RCM Global Technology Portfolio
        (Class A).............................. 15,851,429     76,245,372
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................. 10,030,721     83,355,287
      Third Avenue Small Cap Value Portfolio
        (Class A).............................. 20,914,486    341,324,410
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  6,518,224     81,412,622
      Van Kampen Comstock Portfolio
        (Class A).............................. 44,580,356    475,226,595
                                                           --------------
      Total Investment Company Securities
      (Cost $4,199,401,805)                                 4,229,806,141
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $4,199,401,805)                                 4,229,806,141

      Other Assets and Liabilities (net) - 0.0%                (1,135,621)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $4,228,670,520
                                                           ==============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio
        (Class A)*.............................  1,818,476 $   57,372,906
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................  2,186,468     28,467,816
      Harris Oakmark International Portfolio
        (Class A)..............................  1,698,540     27,940,989
      Jennison Growth Portfolio (Class A)*.....  4,732,986     54,902,636
      Lazard Mid-Cap Portfolio (Class A).......  3,444,584     42,506,167
      Legg Mason Value Equity Portfolio
        (Class A)..............................  7,008,964     71,140,989
      Loomis Sayles Global Markets Portfolio
        (Class A)..............................  5,841,981     54,505,685
      Lord Abbett Bond Debenture Portfolio
        (Class A)..............................  9,854,965    115,204,535
      Lord Abbett Growth and Income Portfolio
        (Class A)..............................  3,767,617     98,937,614
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)..............................  2,924,118     25,556,791
      MFS(R) Research International Portfolio
        (Class A)..............................  3,142,257     41,006,454
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................  1,986,627     30,335,798
      Oppenheimer Capital Appreciation
        Portfolio (Class A)....................  6,475,184     55,557,076
      PIMCO Inflation Protected Bond Portfolio
        (Class A).............................. 17,760,410    176,716,081
      PIMCO Total Return Portfolio (Class A)... 19,513,013    219,131,136
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)..............................  4,993,424     41,495,353
      Third Avenue Small Cap Value Portfolio
        (Class A)..............................  3,470,331     56,635,807
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  2,163,055     27,016,556
      Van Kampen Comstock Portfolio
        (Class A)..............................  8,071,059     86,037,484
      Western Asset Management US Government
        Portfolio (Class A)*...................  9,960,576    117,335,585
                                                           --------------
      Total Investment Company Securities
      (Cost $1,445,002,516)                                 1,427,803,458
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $1,445,002,516)                                 1,427,803,458

      Other Assets and Liabilities (net) - 0.0%                  (430,146)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $1,427,373,312
                                                           ==============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 93.6%
       BRAZIL - 14.3%
       Aracruz Celulose S.A. (ADR)(a)...........     45,610 $   2,390,876
       Banco Nossa Caixa S.A....................     99,430     2,112,113
       Companhia Siderurgica Nacional S.A.
         (ADR)(a)...............................     24,560       790,832
       Companhia Vale do Rio Doce (ADR).........    353,540     8,499,102
       CSU Cardsystem S.A.*.....................    199,960     1,121,918
       Petroleo Brasileiro S.A. (ADR)(a)........    159,580    14,252,090
       Submarino SA.............................     64,700     1,299,378
       Tractebel Energia S.A....................    129,280     1,026,837
       Unibanco-Uniao de Bancos Brasilieros S.A.
         (ADR)..................................     29,120     1,933,277
       Votorantim Celulose e Papel S.A.
         (ADR)(a)...............................    153,580     2,392,776
                                                            -------------
                                                               35,819,199
                                                            -------------
       CANADA - 1.1%
       Addax Petroleum Corp.*...................    100,870     2,700,421
                                                            -------------
       EGYPT - 0.6%
       Egyptian Co. for Mobile Services.........     62,523     1,401,471
                                                            -------------
       HONG KONG - 9.1%
       Aluminum Corp. of China, Ltd.............  1,340,000     1,000,350
       ASM Pacific Technology, Ltd..............    599,000     2,916,183
       China Mobile (Hong Kong), Ltd............  1,194,000     6,830,161
       China Netcom Group Corp. (Hong Kong),
         Ltd....................................    617,000     1,083,201
       China Petroleum and Chemical Corp........  4,426,000     2,534,865
       China Telecom Corp., Ltd.................  2,308,000       752,638
       CNOOC, Ltd...............................  3,084,000     2,475,475
       PetroChina Co., Ltd......................  4,892,000     5,275,671
                                                            -------------
                                                               22,868,544
                                                            -------------
       HUNGARY - 1.3%
       Gedeon Richter Rt........................      8,960     1,642,454
       OTP Bank Plc (GDR).......................     29,750     1,680,875
                                                            -------------
                                                                3,323,329
                                                            -------------
       INDIA - 2.4%
       ICICI Bank, Ltd. (ADR)...................     48,500     1,137,171
       Reliance Industries, Ltd. (GDR)
         (144A)(b)..............................    103,840     4,818,176
                                                            -------------
                                                                5,955,347
                                                            -------------
       INDONESIA - 1.5%
       PT Astra International Tbk...............    888,000       933,437
       PT Bank Central Asia Tbk.................  2,430,500     1,074,278
       PT Telekomunikasi Indonesia..............  2,113,000     1,686,948
                                                            -------------
                                                                3,694,663
                                                            -------------
       ISRAEL - 2.0%
       Bank Hapoalim B.M........................    120,240       517,701
       Bank Leumi Le-Israel.....................    336,260     1,208,155

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       ISRAEL - CONTINUED
       Israel Chemicals, Ltd...................    434,130 $   1,757,593
       Makhteshim-Agan Industries, Ltd.........    284,790     1,509,043
                                                           -------------
                                                               4,992,492
                                                           -------------
       LUXEMBOURG - 0.2%
       Ternium SA (ADR)*.......................     21,100       509,987
                                                           -------------
       MALAYSIA - 1.1%
       Malayan Banking Berhad..................    519,300     1,512,624
       Resorts World Berhad....................    404,500     1,288,961
                                                           -------------
                                                               2,801,585
                                                           -------------
       MEXICO - 9.0%
       Alfa S.A................................    251,800     1,271,314
       Axtel, S.A. de C.V.*....................    576,000     1,071,618
       Cemex S.A. de C.V. (ADR)*...............     80,376     4,578,992
       Consorcio ARA, S.A. de C.V..............    163,080       674,708
       Corporacion GEO S.A. de C.V.*...........    212,900       708,812
       Corporacion Moctezuma, S.A. de C.V......    561,100     1,143,317
       Grupo Financiero Banorte S.A. de C.V....  1,079,600     2,515,458
       Grupo Modelo S.A. de C.V................    686,490     2,636,463
       Grupo Televisa S.A. (ADR)...............    108,180     2,088,956
       Kimberly-Clark de Mexico, S.A. de C.V. -
         Class A...............................    696,770     2,217,299
       Telefonos de Mexico S.A. de C.V.
         (ADR)*................................    139,140     2,898,286
       Urbi, Desarrollos Urbanos, S.A. de C.V.*    295,210       687,836
                                                           -------------
                                                              22,493,059
                                                           -------------
       PERU - 1.0%
       Compania de Minas Buenaventura S.A.U.
         (ADR)(a)..............................     93,520     2,551,226
                                                           -------------
       PHILIPPINES - 1.2%
       Manila Water Co.........................  6,627,000       933,863
       Philippine Long Distance Telephone Co...     62,380     2,157,298
                                                           -------------
                                                               3,091,161
                                                           -------------
       POLAND - 1.0%
       KGHM Polska Miedz S.A...................     38,700     1,321,089
       Polski Koncern Naftowy Orlen S.A........     74,990     1,244,559
                                                           -------------
                                                               2,565,648
                                                           -------------
       RUSSIA - 7.6%
       Gazprom Neft (ADR)(a)...................     83,430     1,685,286
       GMK Norilsk Nickel (ADR)................     16,710     2,172,300
       LUKOIL (ADR)............................    127,500    10,608,000
       OAO Vimpel-Communications
         (ADR)*(a).............................     53,640     2,457,785
       Polyus Gold - Class S*..................     12,900       554,700
       Wimm-Bill-Dann Foods OJSC (ADR)(a)......     36,900     1,444,635
                                                           -------------
                                                              18,922,706
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        SOUTH AFRICA - 6.2%
        ABSA Group, Ltd........................    106,140 $   1,481,926
        FirstRand, Ltd.........................    601,880     1,415,707
        Impala Platinum Holdings, Ltd..........     15,470     2,846,263
        Liberty Group, Ltd.....................    105,430     1,057,412
        MTN Group, Ltd.........................    221,530     1,632,877
        Nedbank Group, Ltd.....................     72,920     1,147,541
        Sanlam, Ltd............................    408,180       823,722
        Standard Bank Group, Ltd...............    319,950     3,430,991
        Telkom South Africa, Ltd.*.............     89,850     1,652,795
                                                           -------------
                                                              15,489,234
                                                           -------------
        SOUTH KOREA - 16.7%
        Hana Financial Group, Inc..............     30,040     1,417,104
        Hyundai Motor Co.......................     41,020     3,498,444
        Kookmin Bank...........................     87,650     7,254,771
        LG Chem, Ltd...........................     33,030     1,146,920
        LG.Philips LCD Co., Ltd. (ADR)*(a).....     48,150       872,478
        POSCO (ADR)............................     76,830     5,139,927
        Samsung Electronics Co., Ltd...........     26,200    16,720,272
        Samsung Fire & Marine Insurance Co.,
          Ltd..................................     11,780     1,576,558
        Shinhan Financial Group Co., Ltd.......     38,950     1,836,329
        Shinsegae Co., Ltd.....................      2,300     1,153,834
        SK Telecom Co., Ltd....................      4,870     1,050,307
                                                           -------------
                                                              41,666,944
                                                           -------------
        TAIWAN - 9.5%
        Acer, Inc..............................    367,000       644,376
        Asustek Computer, Inc..................    221,000       541,853
        AU Optronics Corp......................  1,378,000     1,953,317
        Cathay Financial Holding Co., Ltd......    538,000     1,175,451
        China Steel Corp.......................  1,271,000     1,262,344
        Chinatrust Financial Holding Co., Ltd..    724,000       599,803
        Formosa Chemicals & Fibre Corp.........    433,000       669,348
        Formosa Plastics Corp.*................    768,000     1,164,374
        Fubon Financial Holding Co., Ltd.......    712,000       615,492
        Hon Hai Precision Industry Co., Ltd....    862,000     5,309,304
        MediaTek, Inc..........................    120,000     1,110,234
        Mega Financial Holding Co., Ltd........    961,000       710,463
        Taiwan Semiconductor Manufacturing Co.,
          Ltd. (ADR)...........................    876,480     8,046,089
                                                           -------------
                                                              23,802,448
                                                           -------------
        THAILAND - 2.8%
        Advanced Info Service Pcl..............    526,800     1,240,760
        Bangkok Bank Pcl.......................    542,700     1,506,350
        PTT Pcl................................    304,200     1,690,000
        Siam Cement Pcl........................    289,000     1,749,161
        True Corp. Pcl*........................  4,453,900       933,731
                                                           -------------
                                                               7,120,002
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TURKEY - 2.1%
      Akbank T.A.S. (ADR)(a)...................     149,950 $   1,349,549
      Turkcell Iletisim Hizmetleri AS
        (ADR)(a)...............................     124,725     1,479,245
      Turkiye Is Bankasi.......................     482,400     2,359,829
                                                            -------------
                                                                5,188,623
                                                            -------------
      UNITED KINGDOM - 2.9%
      Anglo American Plc.......................     123,570     5,055,449
      Old Mutual Plc...........................     690,570     2,081,207
                                                            -------------
                                                                7,136,656
                                                            -------------
      Total Common Stocks
      (Cost $261,006,691)                                     234,094,745
                                                            -------------

      PREFERRED STOCKS - 4.1%
      BRAZIL - 3.8%
      AES Tiete S.A............................  31,718,000       761,643
      All America Latina Logistica.............      39,650     2,689,718
      Banco Bradesco S.A.......................      57,800     1,807,001
      Cia de Bebidas das (ADR).................      61,330     2,529,862
      Companhia de Bebidas das Americas
        (ADR)(a)...............................       6,840       250,344
      Universo Online S.A.*....................     253,900     1,465,597
                                                            -------------
                                                                9,504,165
                                                            -------------
      RUSSIA - 0.3%
      Transneft(c).............................         510       890,404
                                                            -------------
      Total Preferred Stocks
      (Cost $11,420,689)                                       10,394,569
                                                            -------------

      SHORT-TERM INVESTMENTS - 11.9%
      AIG Funding, Inc. 5.260%, due
        07/03/06............................... $ 5,178,000 $   5,176,487
      State Street Navigator Securities Lending
        Prime Portfolio(d).....................  24,554,790    24,554,790
                                                            -------------
      Total Short-Term Investments
      (Cost $29,731,277)                                       29,731,277
                                                            -------------

      TOTAL INVESTMENTS - 109.6%
      (Cost $302,158,657)                                     274,220,591

      Other Assets and Liabilities (net) - (9.6%)             (24,096,875)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 250,123,716
                                                            =============


                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 1.93% of net assets.

(c) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(d) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

GDR - Global Depositary Receipt
Summary of Total Foreign Securities by Industry Classifications at 6/30/2006.

                                                 VALUE   PERCENT OF
             INDUSTRY                            (000)   NET ASSETS
             ------------------------------------------------------
             Automobiles....................... $  4,432     1.8%
             Banks.............................   31,508    12.6
             Beverages.........................    5,417     2.1
             Building Products.................    8,159     3.2
             Chemicals.........................   11,065     4.4
             Computers & Peripherals...........    1,186     0.5
             Electronic Equipment & Instruments    9,924     4.0
             Financial Services................   10,238     4.1
             Food Products.....................    1,445     0.6
             Hotels, Restaurants & Leisure.....    1,289     0.5
             Household Durables................    1,384     0.5
             Household Products................    2,217     0.9
             Industrial Conglomerates..........    3,444     1.4
             Insurance.........................    6,714     2.7
             Internet & Catalog Retail.........    1,299     0.5
             Media.............................    3,554     1.4
             Metals & Mining...................   29,531    11.8
             Oil & Gas.........................   43,357    17.3
             Paper & Forest Products...........    4,784     1.9
             Pharmaceuticals...................    1,642     0.7
             Retail Multiline..................    1,154     0.5
             Semiconductor Equipment & Products   28,793    11.5
             Telecommunications - Diversified..    9,478     3.8
             Telecommunications - Wireless.....   18,851     7.5
             Transportation....................    2,690     1.1
             Utilities.........................      934     0.4
                                                --------    ----
             Total............................. $244,489    97.7%
                                                ========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 99.0%
      AUSTRIA - 0.8%
      Erste Bank der Oesterreichischen
        Sparkassen AG(a).......................   151,162 $     8,487,522
                                                          ---------------
      BELGIUM - 0.7%
      Umicore..................................    52,670       7,015,836
                                                          ---------------
      BRAZIL - 4.9%
      Aracruz Celulose S.A. (ADR)(a)...........   102,760       5,386,679
      Banco Nossa Caixa S.A....................   142,570       3,028,501
      Companhia Siderurgica Nacional
        S.A. (ADR)(a)..........................   206,780       6,658,316
      Companhia Vale do Rio Doce (ADR).........   531,330      12,773,173
      CSU Cardsystem S.A.*.....................   518,560       2,909,492
      Equatorial Energia S.A.*.................   528,750       3,662,549
      Petroleo Brasileiro S.A. (ADR)...........    45,680       4,079,681
      Unibanco-Uniao de Bancos Brasilieros
        S.A. (ADR).............................    98,210       6,520,162
      Universo Online S.A.*....................   493,200       2,846,918
      Votorantim Celulose e Papel S.A. (ADR)(a)   333,200       5,191,256
                                                          ---------------
                                                               53,056,727
                                                          ---------------
      CANADA - 1.6%
      Canadian Natural Resources Ltd...........    46,890       2,595,561
      Rogers Communications Inc................    77,060       3,103,825
      Telus Corp...............................   267,400      11,038,943
                                                          ---------------
                                                               16,738,329
                                                          ---------------
      FRANCE - 10.9%
      Axa(a)...................................   524,570      17,161,766
      BNP Paribas S.A.(a)......................   203,315      19,413,184
      Cap Gemini S.A.(a).......................   136,970       7,792,545
      Credit Agricole S.A.(a)..................   339,320      12,875,784
      LVMH Moet Hennessy Louis Vuitton S.A.....    69,260       6,867,686
      Pernod Ricard S.A.(a)....................    23,550       4,660,659
      Schneider Electric S.A.(a)...............   128,905      13,424,428
      Suez S.A.(a).............................   172,052       7,132,391
      Total S.A.(a)............................   385,610      25,267,822
      Vallourec S.A.(a)........................     1,880       2,258,053
                                                          ---------------
                                                              116,854,318
                                                          ---------------
      GERMANY - 6.4%
      Bayer AG.................................   316,010      14,493,324
      Bayerische Motoren Werke (BMW) AG........   221,540      11,040,332
      Continental AG...........................   104,080      10,606,893
      E.On AG(a)...............................   175,920      20,204,255
      Siemens AG...............................   138,080      12,002,888
                                                          ---------------
                                                               68,347,692
                                                          ---------------
      HONG KONG - 1.0%
      CNOOC, Ltd.(a)........................... 7,152,000       5,740,791
      Li & Fung, Ltd........................... 2,616,000       5,325,503
                                                          ---------------
                                                               11,066,294
                                                          ---------------

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       HUNGARY - 0.6%
       OTP Bank, Ltd. (GDR)....................   111,880 $     6,321,220
                                                          ---------------
       INDONESIA - 0.2%
       PT Indosat Tbk*......................... 4,886,000       2,251,618
                                                          ---------------
       IRELAND - 0.2%
       Depfa Bank Plc..........................   143,980       2,384,526
                                                          ---------------
       ITALY - 4.4%
       Assicurazioni Generali S.p.A.(a)........   398,340      14,472,291
       Fastweb*(a).............................   138,501       6,007,643
       Italcementi S.p.A.(a)...................   356,000       5,814,292
       Italcementi S.p.A.(a)...................   171,360       4,323,956
       Saipem S.p.A.(a)........................   164,530       3,737,296
       UniCredito Italiano S.p.A.(a)........... 1,646,680      12,853,537
                                                          ---------------
                                                               47,209,015
                                                          ---------------
       JAPAN - 15.8%
       Aeon Credit Service Co., Ltd.(a)........   115,200       2,809,286
       Aiful Corp.(a)..........................    96,750       5,152,663
       Asahi Glass Co.(a)......................   588,000       7,466,283
       Capcom Co., Ltd.(a).....................   283,600       3,394,642
       FANUC, Ltd..............................    59,500       5,366,722
       K. K. DaVinci Advisors*(a)..............     7,647       7,518,441
       Kao Corp................................   419,000      10,986,515
       Konami Corp.(a).........................   119,600       2,636,310
       Konica Minolta Holdings, Inc.*..........   371,000       4,703,843
       Mitsubishi Corp.........................   366,800       7,364,898
       Mitsubishi UFJ Finacial Group, Inc......     1,027      14,320,860
       Namco Bandai Holdings, Inc.(a)..........   183,700       2,794,749
       Nintendo Co., Ltd.......................    37,700       6,343,286
       Nippon Electric Glass Co., Ltd.(a)......   176,000       3,544,121
       Nippon Television Network Corp..........    31,450       4,269,314
       Nissan Motor Co., Ltd.(a)...............   916,400      10,062,163
       ORIX Corp...............................    36,110       8,805,628
       Shinsei Bank, Ltd....................... 1,101,000       6,991,923
       Sumitomo Mitsui Financial Group, Inc.(a)     1,281      13,589,272
       Sundrug Co., Ltd.(a)....................   102,100       2,518,330
       Takefuji Corp...........................    81,300       4,854,131
       Tokyo Gas Co., Ltd.(a).................. 1,603,000       7,574,472
       Toyota Motor Corp.......................   145,900       7,628,973
       Yamada Denki Co., Ltd...................    59,500       6,051,730
       Yamanouchi Pharmaceutical Co., Ltd......   337,200      12,399,747
                                                          ---------------
                                                              169,148,302
                                                          ---------------
       LUXEMBOURG - 0.3%
       Ternium S.A. (ADR)*.....................   120,720 $     2,917,802
                                                          ---------------
       MEXICO - 4.0%
       America Movil S.A. de C.V. (ADR)(a).....   202,150       6,723,509
       Cemex S.A. de C.V. (ADR)*...............   197,781      11,267,571
       Consorico ARA, S.A. de C.V..............   346,140       1,432,079
       Grupo Aeroportuario del Pacifico
         S.A. de C.V. (ADR)....................    76,030       2,421,555
       Grupo Elektra, S.A. de C.V..............   307,690       2,916,453

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                   SHARES      (NOTE 2)
     ---------------------------------------------------------------------

     MEXICO - CONTINUED
     Grupo Modelo S.A. de C.V.................... 1,403,350      5,389,562
     Grupo Televisa S.A. (ADR)...................   506,280      9,776,267
     Kimberly-Clark de Mexico, S.A. de C.V.......   471,860      1,501,578
     Urbi, Desarrollos Urbanos, S.A. de C.V.*....   556,330      1,296,244
                                                            --------------
                                                                42,724,818
                                                            --------------
     NETHERLANDS - 4.4%
     Koninklijke (Royal) Philips Electronics N.V.   336,580     10,513,129
     Royal Dutch Shell Plc.......................   813,180     27,361,272
     TomTom N.V.*(a).............................    81,320      3,153,588
     TPG N.V.....................................   187,680      6,712,675
                                                            --------------
                                                                47,740,664
                                                            --------------
     NORWAY - 2.5%
     Norsk Hydro ASA(a)..........................   191,050      5,092,646
     Statoil ASA(a)..............................   426,050     12,095,883
     Telenor ASA(a)..............................   796,280      9,616,652
                                                            --------------
                                                                26,805,181
                                                            --------------
     SINGAPORE - 2.1%
     DBS Group Holdings, Ltd.....................   956,000     10,912,305
     Singapore Exchange, Ltd..................... 1,172,000      2,588,064
     Singapore Telecommunications, Ltd.(a)....... 5,534,290      8,867,397
                                                            --------------
                                                                22,367,766
                                                            --------------
     SPAIN - 3.0%
     Antena 3 de Television, S.A.(a).............   130,680      2,977,056
     Banco Bilbao Vizcaya Argentaria, S.A.(a)....   615,800     12,674,136
     Iberdrola S.A.(a)...........................   388,620     13,357,881
     Telefonica S.A..............................   187,398      3,113,653
                                                            --------------
                                                                32,122,726
                                                            --------------
     SOUTH KOREA - 6.0%
     Hana Financial Group, Inc...................   109,140      5,148,559
     Hyundai Mobis...............................    70,850      5,986,518
     Nong Shim Co., Ltd..........................    10,676      2,810,463
     Posco.......................................    39,940     10,694,892
     Samsung Electronics Co., Ltd................    46,858     29,903,761
     Shinhan Financial Group Co., Ltd............   210,380      9,918,533
                                                            --------------
                                                                64,462,726
                                                            --------------
     SWEDEN - 1.5%
     Svenska Handelsbanken AB....................   218,100      5,598,701
     Telefonaktiebolaget LM Ericsson............. 3,257,430     10,737,941
                                                            --------------
                                                                16,336,642
                                                            --------------
     SWITZERLAND - 10.7%
     Actelion, Ltd.*.............................    77,920      7,837,305
     Geberit AG..................................     5,740      6,619,513
     Lonza Group AG..............................    82,800      5,661,536
     Nestle S.A..................................    72,985     22,856,630
     Novartis AG.................................   347,750     18,773,663
     Roche Holdings AG...........................    72,530     11,955,970
     Swiss Re....................................   113,828      7,929,693
     Syngenta AG*................................    90,110     11,965,005
     UBS AG(a)...................................   191,144     20,866,247
                                                            --------------
                                                               114,465,562
                                                            --------------

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TAIWAN - 0.6%
     Taiwan Semiconductor Manufacturing
       Co., Ltd. (ADR)(a).....................      751,254 $    6,896,513
                                                            --------------
     TURKEY - 0.7%
     Akbank T.A.S.............................    1,673,123      7,978,079
                                                            --------------
     UNITED KINGDOM - 15.7%
     Barclays Plc.............................    1,153,020     13,078,346
     BHP Billiton Plc.........................      984,830     19,273,758
     Burberry Group Plc.......................      833,550      6,613,422
     Diageo Plc...............................      652,530     10,960,994
     GlaxoSmithKline Plc......................    1,081,500     30,188,657
     HSBC Holdings Plc........................      808,835     14,277,870
     NXT Plc..................................      286,670      8,638,516
     Reckitt Benckiser Plc....................      207,254      7,726,861
     Royal Bank of Scotland Group Plc.........      484,140     15,891,269
     Scottish Power Plc.......................      367,320      3,958,997
     Tesco Plc................................    2,212,977     13,651,327
     TI Automotive, Ltd. - Class A(b).........       45,100              0
     Vodafone Group Plc.......................    3,731,405      7,935,746
     WPP Group Plc............................    1,322,370     15,981,487
                                                            --------------
                                                               168,177,250
                                                            --------------
     Total Common Stocks (Cost $966,444,900)                 1,061,877,128
                                                            --------------

     SHORT-TERM INVESTMENT - 16.6%
     State Street Navigator Securities Lending
       Prime Portfolio(c)
       (Cost $178,196,086).................... $178,196,086 $  178,196,086
                                                            --------------

     TOTAL INVESTMENTS - 115.6%
     (Cost $1,144,640,986)                                   1,240,073,214

     Other Assets and Liabilities (net) - (15.6%)             (167,665,344)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,072,407,870
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transaction.

ADR - American Depository Receipt

GDR - Global Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

Summary of Total Foreign Securities by Industry Classification 6/30/2006

                                                  VALUE    PERCENT OF
          INDUSTRY                                (000)    NET ASSETS
          -----------------------------------------------------------
          Air Freight & Logistics.............. $ 6,713.00     0.6%
          Automobiles..........................     45,325     4.2
          Banks................................    217,982    20.4
          Beverages............................     21,011     2.0
          Biotechnology........................      7,837     0.7
          Building Products....................     14,086     1.3
          Chemicals............................     32,120     3.0
          Commercial Services & Supplies.......     15,981     1.5
          Communications Equipment.............     10,738     1.0
          Construction & Engineering...........      5,814     0.5
          Construction Materials...............     15,591     1.5
          Electric Utilities...................     37,521     3.5
          Electrical Equipment.................     30,794     2.9
          Electronics..........................      3,544     0.3
          Energy Equipment & Services..........     14,974     1.4
          Financials - Diversified.............     41,082     3.8
          Food & Drug Retailing................     16,170     1.5
          Food Products........................     25,667     2.4
          Household Durables...................     11,945     1.1
          Household Products...................     20,215     1.9
          Industrial Conglomerates.............      6,613     0.6
          Insurance............................     39,564     3.7
          Internet Software & Services.........      2,847     0.3
          IT Consulting & Services.............      7,793     0.7
          Leisure Equipment & Products.........      7,499     0.7
          Logistics............................      5,326     0.5
          Machinery............................      2,258     0.2
          Media................................     17,023     1.6
          Metals & Mining......................     59,334     5.5
          Oil & Gas............................     82,234     7.7
          Paper & Forest Products..............     10,578     1.0
          Pharmaceuticals......................     73,318     6.9
          Retail - Multiline...................     15,771     1.5
          Retail - Speciality..................      8,968     0.8
          Semiconductor Equipment & Products...     36,800     3.4
          Software.............................     15,528     1.4
          Telecommunication Services...........     43,999     4.1
          Telecommunication Services - Wireless     14,659     1.4
          Textiles, Apparel & Luxury Goods.....      6,868     0.6
          Trading Companies & Distributors.....      7,365     0.7
          Transportation.......................      2,422     0.2
                                                ----------    ----
                                                $1,061,877    99.0%
                                                ==========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 97.7%
           AEROSPACE & DEFENSE - 7.0%
           Lockheed Martin Corp................. 33,270 $  2,386,790
           Northrop Grumman Corp................ 28,310    1,813,538
           United Technologies Corp............. 22,290    1,413,632
                                                        ------------
                                                           5,613,960
                                                        ------------
           AUTO COMPONENTS - 0.4%
           Johnson Controls, Inc................  3,420      281,192
                                                        ------------
           BANKS - 9.1%
           Bank of America Corp................. 73,007    3,511,637
           Bank of New York Co., Inc............ 23,130      744,786
           SunTrust Banks, Inc.................. 24,020    1,831,765
           UBS AG...............................  8,579      936,527
           Wells Fargo & Co.....................  3,670      246,184
                                                        ------------
                                                           7,270,899
                                                        ------------
           BEVERAGES - 1.5%
           Diageo Plc........................... 47,990      806,121
           PepsiCo, Inc.........................  6,410      384,856
                                                        ------------
                                                           1,190,977
                                                        ------------
           BUILDING PRODUCTS - 2.3%
           Masco Corp........................... 53,350    1,581,294
           Sherwin-Williams Co..................  5,400      256,392
                                                        ------------
                                                           1,837,686
                                                        ------------
           CHEMICALS - 5.3%
           Air Products & Chemicals, Inc........  9,370      598,930
           Dow Chemical Co...................... 16,090      627,993
           E.I. du Pont de Nemours & Co......... 10,950      455,520
           Nalco Holding Co.*...................  9,790      172,598
           PPG Industries, Inc.................. 16,920    1,116,720
           Praxair, Inc.........................  8,870      478,980
           Syngenta AG..........................  5,910      784,743
                                                        ------------
                                                           4,235,484
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 0.1%
           Con-way, Inc.........................  1,380       79,943
                                                        ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 0.5%
           Cisco Systems, Inc.*................. 18,960      370,289
                                                        ------------
           COMPUTERS & PERIPHERALS - 0.5%
           Dell, Inc.*.......................... 15,450      377,135
                                                        ------------
           CONTAINERS & PACKAGING - 0.2%
           Smurfit-Stone Container Corp.*....... 14,680      160,599
                                                        ------------
           ELECTRIC UTILITIES - 6.1%
           Dominion Resources, Inc.............. 24,840    1,857,783
           Entergy Corp.........................  4,420      312,715
           Exelon Corp..........................  5,170      293,811
           FPL Group, Inc....................... 26,050    1,077,949
           PPL Corp............................. 13,570      438,311
           Public Service Enterprise Group, Inc.  6,610      437,053
           TXU Corp.............................  7,640      456,796
                                                        ------------
                                                           4,874,418
                                                        ------------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRICAL EQUIPMENT & SERVICES - 0.8%
          Cooper Industries, Ltd. - Class A......  7,200 $    669,024
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.2%
          Noble Corp.............................  2,140      159,259
                                                         ------------
          FINANCIAL - DIVERSIFIED - 12.6%
          American Express Co.................... 29,470    1,568,394
          Fannie Mae............................. 26,950    1,296,295
          Franklin Resources, Inc................  4,270      370,679
          Freddie Mac............................  6,540      372,845
          Goldman Sachs Group, Inc. (The)........ 23,100    3,474,933
          Lehman Brothers Holdings, Inc..........  9,170      597,426
          Mellon Financial Corp.................. 19,270      663,466
          Merrill Lynch & Co., Inc...............  6,620      460,487
          PNC Financial Services Group, Inc...... 19,020    1,334,633
                                                         ------------
                                                           10,139,158
                                                         ------------
          FOOD PRODUCTS - 2.9%
          Archer-Daniels-Midland Co..............  6,866      283,428
          Kellogg Co............................. 25,490    1,234,481
          Nestle S.A.............................  1,539      481,967
          Sara Lee Corp.......................... 21,820      349,556
                                                         ------------
                                                            2,349,432
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
          Johnson & Johnson...................... 35,460    2,124,763
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 0.8%
          Baxter International, Inc..............  3,880      142,629
          WellPoint, Inc.*.......................  6,440      468,639
                                                         ------------
                                                              611,268
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 0.2%
          Tyco International, Ltd................  6,740      185,350
                                                         ------------
          INSURANCE - 7.7%
          Allstate Corp. (The)................... 50,090    2,741,426
          Chubb Corp. (The)...................... 14,180      707,582
          CIGNA Corp.............................  3,590      353,651
          Genworth Financial, Inc. - Class A..... 34,230    1,192,573
          Hartford Financial Services Group, Inc. 14,030    1,186,938
                                                         ------------
                                                            6,182,170
                                                         ------------
          IT CONSULTING & SERVICES - 1.1%
          Accenture, Ltd. - Class A.............. 31,850      901,992
                                                         ------------
          LEISURE EQUIPMENT & PRODUCTS - 0.3%
          Hasbro, Inc............................ 15,230      275,815
                                                         ------------
          MACHINERY - 2.9%
          Deere & Co............................. 22,090    1,844,294
          Finning International, Inc.............  2,690       89,747
          Illinois Tool Works, Inc...............  7,760      368,600
                                                         ------------
                                                            2,302,641
                                                         ------------
          MEDIA - 1.2%
          CBS Corp...............................  5,945      160,812
          Viacom, Inc. - Class B*................ 13,585      486,887
          Walt Disney Co. (The).................. 10,340      310,200
                                                         ------------
                                                              957,899
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                        SHARES   (NOTE 2)
             ------------------------------------------------------

             OIL & GAS - 12.1%
             Apache Corp.......................  9,070 $    619,027
             BP Plc, (ADR)..................... 12,800      891,008
             Chevron Corp...................... 10,044      623,331
             ConocoPhillips.................... 25,720    1,685,432
             Devon Energy Corp.................  9,880      596,851
             EOG Resources, Inc................  8,190      567,895
             Exxon Mobil Corp.................. 28,730    1,762,585
             Hess Corp......................... 15,870      838,729
             Total S.A., (ADR)................. 31,780    2,082,226
                                                       ------------
                                                          9,667,084
                                                       ------------
             PAPER & FOREST PRODUCTS - 0.6%
             Bowater, Inc......................  3,500       79,625
             International Paper Co............ 13,300      429,590
                                                       ------------
                                                            509,215
                                                       ------------
             PHARMACEUTICALS - 4.0%
             Abbott Laboratories............... 12,350      538,583
             Eli Lilly & Co....................  8,440      466,479
             Merck & Co., Inc.................. 35,970    1,310,387
             Wyeth............................. 20,790      923,284
                                                       ------------
                                                          3,238,733
                                                       ------------
             RETAIL - MULTILINE - 0.3%
             Federated Department Stores, Inc..  6,700      245,220
                                                       ------------
             RETAIL - SPECIALTY - 2.3%
             Gap, Inc. (The)................... 44,300      770,820
             Home Depot, Inc. (The)............  8,020      287,036
             NIKE, Inc. - Class B..............  9,940      805,140
                                                       ------------
                                                          1,862,996
                                                       ------------
             ROAD & RAIL - 1.4%
             Burlington Northern Santa Fe Corp. 13,980    1,107,915
                                                       ------------
             SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
             Analog Devices, Inc...............  8,260      265,476
             Intel Corp........................ 26,610      504,260
                                                       ------------
                                                            769,736
                                                       ------------
             SOFTWARE - 0.9%
             Oracle Corp.*..................... 36,620      530,624
             Symantec Corp.*................... 11,760      182,750
                                                       ------------
                                                            713,374
                                                       ------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.1%
      Embarq Corp.*..............................      8,183 $    335,421
      Sprint Nextel Corp.........................     84,870    1,696,551
      Verizon Communications, Inc................     14,260      477,568
                                                             ------------
                                                                2,509,540
                                                             ------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
      Vodafone Group Plc.........................    443,820      943,892
                                                             ------------
      TOBACCO - 3.5%
      Altria Group, Inc..........................     38,400    2,819,712
                                                             ------------
      TRADING COMPANIES & DISTRIBUTORS - 0.6%
      W.W. Grainger, Inc.........................      6,560      493,509
                                                             ------------
      TRANSPORTATION - 0.4%
      Norfolk Southern Corp......................      5,300      282,066
                                                             ------------
      Total Common Stocks
      (Cost $68,691,459)                                       78,314,345
                                                             ------------

      SHORT-TERM INVESTMENT - 2.4%
      COMMERICAL PAPER - 2.4%
      AIG Funding, Inc. 5.260%, due 07/03/06
        (Cost $1,931,435)........................ $1,932,000 $  1,931,435
                                                             ------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $70,622,894)                                       80,245,780

      Other Assets and Liabilities (net) - (0.1%)                 (67,566)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 80,178,214
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depository Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.7%
        APARTMENTS - 24.4%
        Apartment Investment & Management Co.
          (REIT) - Class A(a)................   137,200 $     5,961,340
        Archstone-Smith Trust (REIT)(a)......   751,900      38,249,153
        AvalonBay Communities, Inc.
          (REIT)(a)..........................   384,600      42,544,452
        Camden Property Trust (REIT)(a)......   377,800      27,787,190
        Equity Residential (REIT)(a).........   846,800      37,877,364
        Essex Property Trust, Inc. (REIT)(a).   167,000      18,647,220
        Home Properties, Inc. (REIT).........   608,600      33,783,386
        Mid-America Apartment Communities,
          Inc. (REIT)........................   328,800      18,330,600
        United Dominion Realty Trust, Inc.
          (REIT)(a)..........................   578,900      16,214,989
                                                        ---------------
                                                            239,395,694
                                                        ---------------
        COMMUNITY CENTERS - 5.2%
        Pan Pacific Retail Properties, Inc.
          (REIT).............................   307,100      21,303,527
        Regency Centers Corp. (REIT)(a)......   478,000      29,707,700
                                                        ---------------
                                                             51,011,227
                                                        ---------------
        DIVERSIFIED - 12.1%
        Colonial Properties Trust (REIT).....   733,900      36,254,660
        Duke Realty Corp. (REIT).............   253,500       8,910,525
        iStar Financial, Inc. (REIT).........   594,500      22,442,375
        Peoples Choice Financial Corp........   140,900         774,950
        Spirit Finance Corp. (REIT).......... 1,440,900      16,224,534
        Vornado Realty Trust (REIT)(a).......   355,100      34,640,005
                                                        ---------------
                                                            119,247,049
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 4.9%
        Nationwide Health Properties, Inc.
          (REIT)(a)..........................   448,400      10,093,484
        OMEGA Healthcare Investors, Inc.
          (REIT)(a)..........................   792,200      10,472,884
        Ventas, Inc. (REIT)(a)...............   803,700      27,229,356
                                                        ---------------
                                                             47,795,724
                                                        ---------------
        INDUSTRIALS - 5.9%
        First Industrial Realty Trust, Inc.
          (REIT)(a)..........................   503,000      19,083,820
        ProLogis (REIT)(a)...................   738,700      38,501,044
                                                        ---------------
                                                             57,584,864
                                                        ---------------
        LODGING - 7.8%
        Host Hotels & Resorts, Inc. (REIT)(a) 1,884,665      41,217,623
        LaSalle Hotel Properties (REIT)(a)...   403,200      18,668,160
        Strategic Hotel Capital, Inc. (REIT).   810,300      16,805,622
                                                        ---------------
                                                             76,691,405
                                                        ---------------

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        OFFICE - 21.8%
        Alexandria Real Estate Equities, Inc.
          (REIT)(a)..........................   273,400 $    24,245,112
        Brookfield Asset Management,
          Inc. - Class A.....................   538,000      21,853,560
        Equity Office Properties Trust (REIT) 1,158,800      42,307,788
        Highwoods Properties, Inc. (REIT)....   350,400      12,677,472
        Mack-Cali Realty Corp. (REIT)........   304,500      13,982,640
        Maguire Properties, Inc. (REIT)(a)...   861,800      30,309,506
        Reckson Associates Realty Corp.
          (REIT)(a)..........................   574,000      23,752,120
        SL Green Realty Corp. (REIT)(a)......   408,400      44,707,548
                                                        ---------------
                                                            213,835,746
                                                        ---------------
        REGIONAL MALLS - 14.6%
        CBL & Associates Properties, Inc.
          (REIT)(a)..........................   354,500      13,800,685
        General Growth Properties, Inc.
          (REIT).............................   712,500      32,105,250
        Macerich Co. (The) (REIT)(a).........   260,200      18,266,040
        Mills Corp. (The) (REIT).............   727,700      19,465,975
        Simon Property Group, Inc.
          (REIT)(a)..........................   479,100      39,736,554
        Taubman Centers, Inc. (REIT)(a)......   497,300      20,339,571
                                                        ---------------
                                                            143,714,075
                                                        ---------------
        Total Common Stocks
        (Cost $851,104,242)                                 949,275,784
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 15.6%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/06 at 3.400% to be
           repurchased at $27,249,719 on
           07/03/06 collateralized by
           $28,990,000 FNMA 3.250% due
           02/15/09 with a value of
           $27,789,640.................... $ 27,242,000 $   27,242,000
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  125,819,588    125,819,588
                                                        --------------
         Total Short-Term Investments
         (Cost $153,061,588)                               153,061,588
                                                        --------------

         TOTAL INVESTMENTS - 112.3%
         (Cost $1,004,165,830)                           1,102,337,372

         Other Assets and Liabilities (net) - (12.3%)     (121,125,710)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $  981,211,660
                                                        ==============

PORTFOLIO FOOTNOTES:

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 97.8%
       AEROSPACE & DEFENSE - 3.9%
       Empresa Brasileira de Aeronautica S.A.
         (ADR)(a).................................. 240,500 $   8,771,035
       General Dynamics Corp....................... 123,100     8,058,126
       Lockheed Martin Corp........................ 125,200     8,981,848
       United Technologies Corp.................... 166,000    10,527,720
                                                            -------------
                                                               36,338,729
                                                            -------------
       AIR FREIGHT & LOGISTICS - 0.4%
       Expeditors International of Washington, Inc.  72,600     4,066,326
                                                            -------------
       AUTOMOBILES - 0.5%
       Toyota Motor Corp...........................  81,900     4,282,474
                                                            -------------
       BANKS - 1.1%
       Bank of America Corp........................  66,800     3,213,080
       Northern Trust Corp......................... 118,200     6,536,460
                                                            -------------
                                                                9,749,540
                                                            -------------
       BEVERAGES - 1.0%
       PepsiCo, Inc................................ 156,100     9,372,244
                                                            -------------
       BIOTECHNOLOGY - 3.1%
       Amgen, Inc.*................................  87,300     5,694,579
       Genentech, Inc.*............................  90,600     7,411,080
       Genzyme Corp.*.............................. 134,200     8,192,910
       Gilead Sciences, Inc.*......................  61,300     3,626,508
       PDL BioPharma, Inc.*(a)..................... 212,700     3,915,807
                                                            -------------
                                                               28,840,884
                                                            -------------
       CHEMICALS - 3.4%
       Monsanto Co................................. 217,400    18,302,906
       Praxair, Inc................................ 241,800    13,057,200
                                                            -------------
                                                               31,360,106
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 3.6%
       Automatic Data Processing, Inc.............. 354,300    16,067,505
       ChoicePoint, Inc.*..........................  89,600     3,742,592
       Corporate Executive Board Co................  83,200     8,336,640
       Kinder Morgan Management LLC*(a)............ 116,664     5,018,885
                                                            -------------
                                                               33,165,622
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.7%
       Motorola, Inc............................... 211,900     4,269,785
       Nokia Oyj (ADR)............................. 185,400     3,756,204
       QUALCOMM, Inc............................... 198,600     7,957,902
                                                            -------------
                                                               15,983,891
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.4%
       Apple Computer, Inc.*....................... 153,900     8,790,768
       EMC Corp.*.................................. 837,400     9,186,278
       Network Appliance, Inc.*.................... 112,600     3,974,780
                                                            -------------
                                                               21,951,826
                                                            -------------
       EDUCATION - 0.3%
       Apollo Group, Inc. - Class A*...............  52,600     2,717,842
                                                            -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
         Broadcom Corp. - Class A*.............. 347,000 $  10,427,350
         Danaher Corp........................... 124,200     7,988,544
         Harman International Industries, Inc...  38,000     3,244,060
                                                         -------------
                                                            21,659,954
                                                         -------------
         FINANCIAL - DIVERSIFIED - 6.6%
         Chicago Merchantile Exchange Holdings,
           Inc..................................  29,700    14,587,155
         Citigroup, Inc......................... 127,000     6,126,480
         Franklin Resources, Inc................  56,600     4,913,446
         Goldman Sachs Group, Inc. (The)........  66,500    10,003,595
         Legg Mason, Inc........................  91,500     9,106,080
         Nomura Holdings, Inc................... 207,800     3,906,196
         Prudential Financial, Inc.............. 125,200     9,728,040
         T. Rowe Price Group, Inc...............  77,200     2,918,932
                                                         -------------
                                                            61,289,924
                                                         -------------
         FOOD & DRUG RETAILING - 0.6%
         Sysco Corp............................. 181,600     5,549,696
                                                         -------------
         FOOD PRODUCTS - 1.9%
         Cadbury Schweppes Plc.................. 567,530     5,462,726
         Nestle S.A.............................  38,599    12,088,005
                                                         -------------
                                                            17,550,731
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
         Alcon, Inc.............................  28,700     2,828,385
         Fisher Scientific Int'l, Inc.*......... 125,600     9,175,080
         Medtronic, Inc......................... 197,800     9,280,776
         St. Jude Medical, Inc.*................ 213,000     6,905,460
         Varian Medical Systems, Inc.*.......... 108,100     5,118,535
                                                         -------------
                                                            33,308,236
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.0%
         Quest Diagnostics, Inc................. 155,900     9,341,528
         UnitedHealth Group, Inc................ 192,900     8,638,062
                                                         -------------
                                                            17,979,590
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.4%
         Carnival Corp..........................  93,000     3,881,820
         Las Vegas Sands Corp.*.................  74,200     5,777,212
         Scientific Games Corp. - Class A*......  95,500     3,401,710
                                                         -------------
                                                            13,060,742
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.7%
         Procter & Gamble Co.................... 278,300    15,473,480
         Reckitt Benckiser Plc.................. 260,010     9,693,715
                                                         -------------
                                                            25,167,195
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 1.8%
         General Electric Co.................... 397,000    13,085,120
         Textron, Inc...........................  36,500     3,364,570
                                                         -------------
                                                            16,449,690
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         INSURANCE - 2.0%
         American International Group, Inc...... 209,100 $  12,347,355
         Hartford Financial Services Group, Inc.
           (The)................................  72,500     6,133,500
                                                         -------------
                                                            18,480,855
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 6.9%
         eBay, Inc.*............................ 525,700    15,397,753
         F5 Networks, Inc.*.....................  87,300     4,668,804
         Google, Inc. - Class A*................  45,400    19,037,582
         McAfee, Inc.*.......................... 134,300     3,259,461
         Yahoo!, Inc.*.......................... 642,200    21,192,600
                                                         -------------
                                                            63,556,200
                                                         -------------
         IT CONSULTING & SERVICES - 2.5%
         Affiliated Computer Services,
           Inc. - Class A*(a)................... 272,100    14,043,081
         Cognizant Technology Solutions
           Corp. - Class A*..................... 128,200     8,636,834
                                                         -------------
                                                            22,679,915
                                                         -------------
         MEDIA - 0.8%
         Comcast Corp. - Class A*............... 236,300     7,745,914
                                                         -------------
         OIL & GAS - 6.6%
         EOG Resources, Inc.....................  61,100     4,236,674
         Halliburton Co......................... 157,800    11,710,338
         Occidental Petroleum Corp..............  72,400     7,424,620
         Schlumberger, Ltd...................... 222,500    14,486,975
         Smith International, Inc............... 245,500    10,917,385
         Transocean, Inc.*...................... 151,500    12,168,480
                                                         -------------
                                                            60,944,472
                                                         -------------
         PHARMACEUTICALS - 8.3%
         Caremark Rx, Inc....................... 170,800     8,517,796
         Celgene Corp.*(a)......................  82,800     3,927,204
         Cephalon, Inc.*(a).....................  37,100     2,229,710
         Covance, Inc.*......................... 127,400     7,799,428
         MedImmune, Inc.*....................... 139,300     3,775,030
         Novartis AG............................ 280,883    15,163,775
         Roche Holding AG.......................  77,901    12,841,335
         Sanofi-Aventis.........................  50,120     4,886,579
         Sepracor, Inc.*(a).....................  77,500     4,428,350
         Shionogi & Co. Ltd..................... 222,000     3,948,534
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)............................. 285,500     9,018,945
                                                         -------------
                                                            76,536,686
                                                         -------------
         RETAIL - MULTILINE - 3.4%
         CVS Corp............................... 304,400     9,345,080
         J.C. Penney Co., Inc................... 123,800     8,357,738
         Kohl's Corp.*.......................... 123,900     7,324,968
         Target Corp............................ 120,700     5,898,609
                                                         -------------
                                                            30,926,395
                                                         -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         RETAIL - SPECIALTY - 5.7%
         Best Buy Co., Inc....................   150,200 $   8,236,968
         Lowe's Cos., Inc.....................   184,400    11,187,548
         Michaels Stores, Inc.................   157,200     6,482,928
         Polo Ralph Lauren Corp...............    84,800     4,655,520
         Staples, Inc.........................   458,400    11,148,288
         Starbucks Corp.*.....................   180,000     6,796,800
         Urban Outfitters, Inc.*(a)...........   252,300     4,412,727
                                                         -------------
                                                            52,920,779
                                                         -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.6%
         Advanced Micro Devices, Inc.*........   313,600     7,658,112
         Linear Technology Corp...............   153,300     5,134,017
         Marvell Technology Group, Ltd.*......   110,300     4,889,599
         Microchip Technology, Inc............   186,100     6,243,655
         Texas Instruments, Inc...............   301,800     9,141,522
                                                         -------------
                                                            33,066,905
                                                         -------------
         SOFTWARE - 4.8%
         Adobe Systems, Inc.*.................   346,000    10,504,560
         Autodesk, Inc.*......................   133,200     4,590,072
         Electronic Arts, Inc.*...............    78,800     3,391,552
         Microsoft Corp.......................   461,700    10,757,610
         NAVTEQ Corp.*........................    94,000     4,199,920
         Red Hat, Inc.*(a)....................   106,300     2,487,420
         SAP AG (ADR).........................   159,700     8,387,444
                                                         -------------
                                                            44,318,578
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 7.1%
         Amdocs, Ltd.*........................   210,500     7,704,300
         Cisco Systems, Inc.*................. 1,471,200    28,732,536
         Corning, Inc.*.......................   342,000     8,272,980
         Sprint Nextel Corp...................   368,900     7,374,311
         Telefonaktiebolaget LM Ericsson (ADR)   206,000     6,806,240
         XM Satellite Radio Holdings,
           Inc. - Class A*(a).................   441,800     6,472,370
                                                         -------------
                                                            65,362,737
                                                         -------------
         TELECOMMUNICATION SERVICES - WIRELESS - 1.4%
         American Tower Corp. - Class A*......   267,500     8,324,600
         Crown Castle International Corp.*....   140,300     4,845,962
                                                         -------------
                                                            13,170,562
                                                         -------------
         TRADING COMPANIES & DISTRIBUTORS - 0.4%
         Fastenal Co..........................    89,500     3,605,955
                                                         -------------
         Total Common Stocks
         (Cost $849,425,037)                               903,161,195
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 5.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.40%
        to be repurchased at $16,306,002 on
        07/03/06 collateralized by FHLMC at
        3.875% due 01/12/09 with a value of
        $16,627,411............................ $16,301,383 $ 16,301,383
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.40%
        to be repurchased at $2,854,425 on
        07/03/06 collateralized by FNMA at
        3.250% due 02/15/09 with a value of
        $2,914,125.............................   2,853,617    2,853,617
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  31,939,169   31,939,169
                                                            ------------
      Total Short-Term Investments
      (Cost $51,094,169)                                      51,094,169
                                                            ------------

      TOTAL INVESTMENTS - 103.3%
      (Cost $900,519,206)                                    954,255,364

      Other Assets and Liabilities (net) - (3.3%)            (30,478,670)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $923,776,694
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


   --------------------------------------------------------------------------
   SECURITY                                       PAR            VALUE
   DESCRIPTION                                   AMOUNT         (NOTE 2)
   --------------------------------------------------------------------------

   MUNICIPALS - 0.3%
   Badger Tobacco Asset Securitization
     Corp. 6.375%, due 06/01/32.............. $   1,000,000 $       1,072,110
   California County Tob Securitization
     Agency 5.625%, due 06/01/23.............       175,000           176,386
   Golden State Tobacco Securitization
     Corp. 6.750%, due 06/01/39..............     1,000,000         1,119,600
   New York City Municipal Water
     Finance Authority 4.750%, due
     06/15/38................................       300,000           292,764
   Tobacco Settlement Financing Corp.
     6.000%, due 06/01/23....................     1,000,000         1,046,360
   Tobacco Settlement Revenue
     Management 6.375%, due
     05/15/28................................       200,000           213,468
                                                            -----------------
   Total Municipals
   (Cost $3,406,651)                                                3,920,688
                                                            -----------------

   DOMESTIC BONDS & DEBT SECURITIES - 18.2%
   ASSET-BACKED SECURITIES - 9.0%
   AAA Trust 5.423%, due 11/26/35
     (144A)(a)+..............................       145,094           145,306
   Ace Securities Corp.
     5.433%, due 10/25/35+...................     3,009,917         3,012,371
   Aegis Asset Backed Securities Trust
     5.523%, due 09/25/34+...................       223,577           223,713
   Alternative Loan Trust
     5.393%, due 07/25/46+...................       991,570           989,252
   Argent Securities, Inc.
     5.443%, due 10/25/35+...................       714,518           715,048
    5.463%, due 02/25/36+....................     3,272,090         3,273,114
    5.403%, due 03/25/36+....................     1,452,278         1,452,505
   Asset Backed Funding Certificates
     5.433%, due 06/25/35+...................     2,828,440         2,830,156
   BAE Systems Holdings, Inc. 5.570%,
     due 08/15/08 (144A)(a)+.................       300,000           300,620
   Bear Stearns Asset Backed Securities, Inc.
     5.653%, due 10/25/32-01/25/36+..........       361,332           361,958
    5.523%, due 09/25/34+....................     1,110,582         1,111,984
    5.403%, due 12/25/35+....................       724,895           725,008
   Capital One Auto Finance Trust
     5.117%, due 05/15/07....................     1,400,463         1,401,084
   Carrington Mortgage Loan Trust
     5.403%, due 06/25/35+...................        54,564            54,598
    5.443%, due 12/25/35+....................     1,968,912         1,970,296
   Centex Home Equity Loan Trust
     5.373%, due 06/25/36+...................     3,588,564         3,590,411
   Chase Credit Card Master Trust
     5.579%, due 11/17/08+...................     1,200,000         1,200,990

     ----------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ----------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Citigroup Mortgage Loan Trust, Inc.
       5.433%, due 09/25/35+............... $   1,136,907 $       1,137,697
      4.900%, due 12/25/35+................       277,249           272,398
      5.403%, due 12/25/35+................     1,927,698         1,927,999
     Countrywide Asset-Backed Certificates
       5.371%, due 01/25/36+...............     2,300,000         2,302,883
      5.423%, due 01/25/36+................     1,276,954         1,277,827
      5.513%, due 01/25/36+................     1,300,000         1,301,275
      5.393%, due
        07/25/36-09/25/36+.................     2,765,970         2,767,871
      5.453%, due 07/25/36+................     1,004,117         1,004,588
      5.410%, due 09/25/46+................       900,000           900,564
     Equity One ABS, Inc.
       5.623%, due 04/25/34+...............       324,237           325,606
     FBR Securitization Trust
       5.443%, due
       09/25/35-10/25/35+..................     1,412,775         1,413,366
      5.503%, due 09/25/35+................     2,300,000         2,302,073
      5.433%, due 10/25/35+................       425,351           425,690
     First NLC Trust 5.433%, due
       12/25/35+...........................     1,236,684         1,237,565
     Ford Credit Auto Owner Trust
       4.240%, due 03/15/08................     1,010,364         1,006,305
     Fremont Home Loan Trust
       5.413%, due 01/25/36+...............     2,820,745         2,823,064
     GSAMP Mortgage Securities Corp.
       5.433%, due 11/25/35+...............     2,469,817         2,471,698
     GSAMP Trust 5.613%, due
       03/25/34+...........................       499,788           500,930
     Home Equity Asset Trust
       5.433%, due 02/25/36+...............       780,172           780,882
      5.403%, due 05/25/36
        (144A)(a)+.........................       868,369           868,369
     Indymac Residential Asset Backed
       Trust 5.423%, due 03/25/36+.........     1,216,534         1,217,478
     JP Morgan Mortgage Acquisition Corp.
       5.393%, due 05/25/35+...............     1,323,315         1,324,446
     Long Beach Mortgage Loan Trust
       5.523%, due 11/25/34+...............     1,072,727         1,074,098
      5.393%, due 03/25/36+................       403,351           403,679
      5.383%, due 04/25/36+................       368,948           369,229
     Merrill Lynch Mortgage Investors Trust
       5.423%, due 06/25/36+...............       300,030           300,213
      5.480%, due 06/25/36+................     2,900,000         2,900,431
      5.403%, due 01/25/37+................       664,780           664,884
      5.400%, due 05/25/37+................     1,200,000         1,201,128
     Morgan Stanley ABS Capital I
       5.381%, due 07/25/36+...............     4,500,000         4,499,298

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


   -------------------------------------------------------------------------
   SECURITY                                      PAR            VALUE
   DESCRIPTION                                  AMOUNT         (NOTE 2)
   -------------------------------------------------------------------------

   ASSET-BACKED SECURITIES - CONTINUED
   Nelnet Student Loan Trust
     5.051%, due 10/27/14+.................. $     300,000 $         299,812
    5.190%, due
      07/25/16-10/25/16+....................     1,900,000         1,902,402
   New Century Home Equity Loan Trust
    5.433%, due 09/25/35+...................       590,972           591,403
    5.443%, due 10/25/35+...................       178,521           178,658
   Newcastle Mortgage Securities Trust
     5.393%, due 03/25/36+..................       608,430           608,896
   Nomura Asset Acceptance Corp.
    5.463%, due 01/25/36
      (144A)(a)+............................       888,824           889,241
   Option One Mortgage Loan Trust
     5.423%, due 11/25/35+..................     1,111,216         1,112,104
   Renaissance Home Equity Loan Trust
     5.473%, due 11/25/35+..................       230,889           231,056
   Residential Asset Mortgage Products, Inc.
     5.483%, due 09/25/13+..................       137,160           137,231
    5.663%, due 11/25/33+...................       465,440           465,723
    5.433%, due 05/25/35+...................        57,291            57,329
    5.403%, due 01/25/36+...................       954,899           954,899
   Residential Asset Securities Corp.
    5.423%, due
      03/25/35-10/25/35+....................     2,245,803         2,247,629
    5.393%, due 04/25/36+...................       271,995           272,246
    5.363%, due 06/25/36+...................     5,064,033         5,065,664
   Securitized Asset Backed Receivables
     LLC Trust 5.393%, due
     10/25/35+..............................       545,713           545,713
   SLM Student Loan Trust
     5.070%, due 01/25/13+..................     1,139,721         1,140,080
    5.190%, due 10/25/13+...................       776,250           778,221
   Small Business Administration
     4.504%, due 02/01/14...................     2,358,819         2,223,325
   Soundview Home Loan Trust
     5.433%, due 05/25/35+..................       986,074           986,673
    5.393%, due
      02/25/36-03/25/36+....................     1,101,036         1,101,208
    5.298%, due 07/25/36+...................     3,300,000         3,298,970
   Structured Asset Investment Loan
     Trust 5.413%, due 07/25/35+............       272,242           272,456
   Structured Asset Securities Corp.
     4.900%, due 04/25/35+..................     1,707,766         1,639,526
   Susquehanna Auto Lease Trust
    4.991%, due 04/16/07
      (144A)(a).............................       357,467           358,478
   Truman Capital Mortgage Loan Trust
    5.663%, due 01/25/34
      (144A)(a)+............................       103,066           103,421

      -------------------------------------------------------------------
      SECURITY                                PAR            VALUE
      DESCRIPTION                            AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      USAA Auto Owner Trust
        5.030%, due 11/17/08............. $     800,000 $         797,250
      Wachovia Auto Owner Trust
        4.820%, due 02/20/09.............     8,900,000         8,866,625
      Washington Mutual, Inc.
        5.613%, due 08/25/45+............       427,783           429,073
       5.259%, due 07/25/46+.............     2,400,000         2,397,765
                                                        -----------------
                                                              104,315,025
                                                        -----------------

      AUTOMOBILES - 0.4%
      Daimler Chrysler NA Holding
        5.486%, due 03/07/07+............     4,400,000         4,401,632
                                                        -----------------
      BANKS - 0.9%
      Charter One Bank NA
        5.158%, due 04/24/09+............     8,000,000         8,004,368
      Wachovia Bank National Association
        5.308%, due 12/02/10+............     2,300,000         2,301,911
                                                        -----------------
                                                               10,306,279
                                                        -----------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
      Argent Securities, Inc.
        5.393%, due 04/25/36+............     1,043,994         1,043,994
      Banc of America Funding Corp.
        4.622%, due 02/20/36+............     3,317,389         3,241,327
      Banc of America Mortgage Securities
        6.500%, due 09/25/33.............       294,877           293,772
      Bear Stearns Adjustable Rate
        Mortgage Trust 4.203%, due
        01/25/34+........................     2,567,355         2,554,353
      Citigroup Mortgage Loan Trust, Inc.
        4.700%, due 12/25/35+............     4,280,972         4,198,368
      Countrywide Home Loans
        3.795%, due 11/19/33+............       290,600           277,893
       5.613%, due 04/25/35+.............     4,290,450         4,305,527
       5.663%, due 06/25/35
         (144A)(a)+......................       788,188           787,885
      Credit Suisse First Boston Mortgage
        Securities Corp. 4.938%, due
        12/15/40.........................     1,034,273         1,017,581
      First Franklin Mortgage Loan Asset
        Backed Certificates 5.413%, due
        01/25/36+........................     2,222,872         2,224,821
      First Horizon Pass Trust Mortgage
        4.744%, due 06/25/34+............     1,059,433         1,038,763
      GE Capital Commercial Mortgage
        Corp. 4.229%, due 12/10/37.......     6,967,233         6,732,301
      GGP Mall Properties Trust
       5.007%, due 11/15/11
         (144a)(a).......................     1,335,646         1,333,733

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Greenpoint Mortgage Funding Trust
        5.543%, due 06/25/45+............. $   2,178,649 $       2,186,483
       5.593%, due 11/25/45+..............     1,136,544         1,138,960
      GS Mortgage Security Corp.
        4.540%, due 09/25/35+.............     2,292,293         2,231,586
      Lehman XS Trust
       5.403%, due
         04/25/46-07/25/46+...............     4,342,693         4,345,466
      Long Beach Mortgage Loan Trust
        5.403%, due 02/25/36+.............       785,837           785,837
      Master Adjustable Rate Mortgages
        Trust 3.786%, due 11/21/34+.......       600,000           565,037
      Mellon Residential Funding Corp.
        5.639%, due 12/15/30+.............       310,953           312,153
       5.549%, due 11/15/31+..............     1,507,344         1,510,194
      Saco I Trust 5.433%, due
        12/25/35+.........................     1,441,111         1,442,031
      Sequoia Mortgage Trust
        5.602%, due 10/19/26+.............       715,357           717,349
      SG Mortgage Securities Trust
        5.423%, due 10/25/35+.............     1,231,938         1,232,863
      Small Business Administration
        Participation Certificates 4.880%,
        due 11/01/24......................     4,897,233         4,631,386
      Structured Adjustable Rate Mortgage
        Loan Trust
        4.580%, due 02/25/34..............       819,569           802,927
       5.682%, due 01/25/35+..............       770,571           777,937
      Structured Asset Mortgage
        Investments II 5.540%, due
        05/25/36+.........................       500,000           501,491
      Structured Asset Securities Corp.
       5.453%, due 12/25/35
         (144A)(a)+.......................     2,189,189         2,190,751
      Wachovia Mortgage Loan Trust LLC
        5.433%, due 10/25/35+.............       899,068           899,748
      Washington Mutual
        5.613%, due 10/25/45+.............     6,107,008         6,146,459
       5.583%, due 11/25/45+..............       845,005           847,762
                                                         -----------------
                                                                62,316,738
                                                         -----------------

      ELECTRIC - 0.1%
      Nisource Finance Corp.
        5.764%, due 11/23/09+.............       800,000           801,607
                                                         -----------------
      ENERGY - 0.0%
      El Paso Corp. 7.625%, due
        08/16/07..........................       100,000           101,500
                                                         -----------------

       -----------------------------------------------------------------
       SECURITY                              PAR            VALUE
       DESCRIPTION                          AMOUNT         (NOTE 2)
       -----------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - 2.1%
       Citigroup, Inc.
         5.199%, due 05/02/08+.......... $     900,000 $         901,041
        5.166%, due 01/30/09+...........       900,000           900,444
       Ford Motor Credit Co.
         6.374%, due 03/21/07+..........     4,300,000         4,285,500
       General Electric Capital Corp.
         5.311%, due 03/04/08+..........     3,300,000         3,302,963
        5.340%, due 12/12/08+...........       800,000           800,718
       Goldman Sachs Group, Inc.
         5.149%, due 08/01/06+..........     3,300,000         3,300,284
        5.790%, due 06/28/10+...........     4,400,000         4,426,427
       Rabobank Nederland
        5.088%, due 01/15/09
          (144A)(a)+....................       800,000           800,350
       Toyota Motor Credit Corp.
         5.192%, due 09/18/06+..........     5,500,000         5,500,396
                                                       -----------------
                                                              24,218,123
                                                       -----------------

       HOTELS, RESTAURANTS & LEISURE - 0.2%
       Starwood Hotels & Resorts
         Worldwide, Inc. 7.375%, due
         05/01/07.......................     2,200,000         2,224,750
                                                       -----------------
       MISCELLANEOUS - 0.2%
       Phoenix Quake Wind, Ltd.
        7.440%, due 07/03/08
          (144A)(b)+....................     1,500,000         1,515,510
       Vita Capital, Ltd.
        6.340%, due 01/01/07
          (144A)(b)+....................       800,000           802,672
                                                       -----------------
                                                               2,318,182
                                                       -----------------
       Total Domestic Bonds & Debt Securities
       (Cost $211,629,022)                                   211,003,836
                                                       -----------------

       FOREIGN BONDS & DEBT SECURITIES - 13.8%
       BRAZIL - 0.1%
       Federal Republic of Brazil
         8.000%, due 01/15/18...........       733,000           775,147
                                                       -----------------
       CANADA - 0.1%
       Government of Canada
         3.000%, due 12/01/36...........       635,052           715,929
                                                       -----------------
       CAYMAN ISLANDS - 0.2%
       Atlantic & Western, Ltd. 10.990%,
         due 01/09/07 (144A)(b)+........     2,000,000         1,969,340
        11.240%, due 01/09/09
          (144A)(b)+....................     1,200,000         1,130,520
                                                       -----------------
                                                               3,099,860
                                                       -----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                  PAR            VALUE
     DESCRIPTION                              AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     FRANCE - 8.9%
     Government of France
       2.345%, due 07/13/06(c)+........... $  55,870,000 $      71,314,275
      2.580%, due 08/10/06(c)+............     1,450,000         1,846,936
      2.756%, due 10/12/06(c)+............     2,140,000         2,711,876
      3.000%, due 07/25/12+...............     7,670,040        10,551,935
     Republic of France
       2.373%, due 07/20/06(c)............    13,030,000        16,628,417
                                                         -----------------
                                                               103,053,439
                                                         -----------------
     GERMANY - 4.5%
     Federal Republic of Germany
       2.651%, due 08/16/06(c)+...........    38,740,000        49,330,675
      2.957%, due 12/13/06(c)+............     2,100,000         2,647,662
                                                         -----------------
                                                                51,978,337
                                                         -----------------
     Total Foreign Bonds & Debt Securities
     (Cost $154,752,803)                                       159,622,712
                                                         -----------------

     U. S. GOVERNMENT & AGENCY OBLIGATIONS - 109.5%
     Federal Home Loan Mortgage Corp.
      4.000%, due
        03/15/23-10/15/23.................     1,348,825         1,319,878
      5.549%, due 12/15/30+...............       537,960           539,358
      5.583%, due 08/25/31+...............       259,053           260,400
      4.563%, due 01/01/34+...............       786,459           770,056
      5.211%, due
        10/25/44-02/25/45+................    25,466,883        25,564,027
     Federal National Mortgage Assoc.
       5.111%, due 09/07/06+..............    32,600,000        32,588,199
      5.299%, due 09/21/06+...............    16,500,000        16,498,037
      4.500%, due 10/25/22................       184,766           184,038
      5.500%, due
        06/01/34-09/01/35.................    14,747,099        14,180,501
      5.473%, due 08/25/34+...............     1,283,304         1,282,326
      4.192%, due 11/01/34+...............     7,454,129         7,308,127
      4.718%, due 01/01/35+...............       705,823           693,652
      4.678%, due 05/25/35+...............     2,700,000         2,616,127
      5.673%, due 05/25/42+...............       352,019           353,088
      5.950%, due 02/25/44................     1,400,000         1,387,773
      5.211%, due 03/01/44+...............    12,095,399        12,152,597
      5.343%, due 09/01/44+...............       397,422           399,254
      5.500%, due 12/01/99(d).............    30,100,000        28,914,812
     U.S. Treasury Bond
       6.625%, due 02/15/27...............     1,500,000         1,747,032
      4.500%, due 02/15/36................     4,100,000         3,677,511
     U.S. Treasury Inflation Index Bond
      2.375%, due
        04/15/11-01/15/25.................   125,809,307       122,624,161
      2.000%, due 01/15/26................    65,142,855        59,661,735
      3.625%, due 04/15/28................    44,786,158        53,157,363
      3.875%, due 04/15/29................    76,741,627        94,979,812
      3.375%, due 04/15/32................     2,735,856         3,230,450

       ------------------------------------------------------------------
       SECURITY                               PAR            VALUE
       DESCRIPTION                           AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       U.S. Treasury Inflation Index Note
         3.500%, due 01/15/11............ $  59,755,584 $      62,521,670
        3.375%, due
          01/15/07-01/15/12..............       925,354           963,867
        2.000%, due
          01/15/14-01/15/16..............   223,371,595       215,056,850
        3.625%, due 01/15/08.............    64,240,425        65,364,697
        3.875%, due 01/15/09.............    68,605,280        71,081,519
        4.250%, due 01/15/10.............    33,608,477        35,714,284
        1.875%, due 07/15/13.............    24,677,632        23,714,637
       U.S. Treasury Note
         3.000%, due 07/15/12............    83,388,435        85,896,676
        1.875%, due 07/15/15.............   113,283,225       107,526,171
        0.875%, due 04/15/10.............    80,732,484        76,181,836
        4.500%, due
          02/28/11-11/15/15..............     4,400,000         4,219,471
        4.875%, due 04/30/11.............    10,600,000        10,495,251
        4.250%, due 11/15/14.............     1,900,000         1,787,486
        1.625%, due 01/15/15.............    18,544,225        17,293,232
        5.125%, due 05/15/16.............     4,800,000         4,795,877
                                                        -----------------
       Total U. S. Government & Agency Obligations
       (Cost $1,262,171,404)                                1,268,703,838
                                                        -----------------

       OPTIONS - 0.0%
       Currency JPY Puts, Expire
         07/03/06........................    12,900,000            14,216
       Eurodollar Puts, Expire 12/18/06..     1,792,500             4,481
       Eurodollar Puts, Expire 03/19/07..       855,000             2,137
       U.S. Treasury Notes Futures
         08/25/06........................       327,000             5,109
       U.S. Treasury Notes Futures
         08/25/06........................       345,000             5,391
                                                        -----------------
       Total Options
       (Cost $242,099)                                             31,334
                                                        -----------------

       SHORT-TERM INVESTMENTS - 56.4%
       COMMERCIAL PAPER - 41.3%
       ASB Bank Ltd.
         5.050%, due 08/10/06(a).........     4,900,000         4,872,506
        5.250%, due 09/14/06(a)..........    29,500,000        29,177,344
       Bankamerica Corp.
         5.100%, due 08/22/06............    30,000,000        29,779,000
       Barclays Plc
         4.955%, due 07/18/06............       900,000           897,894
       Barclays U.S. Fund
         5.050%, due 08/14/06............     1,700,000         1,689,507
        5.055%, due 08/15/06.............     1,200,000         1,192,418
       Citibank NA
         5.135%, due 08/17/06............    12,000,000        12,000,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                               PAR            VALUE
       DESCRIPTION                           AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL PAPER - CONTINUED
       Danske Corp.
         5.280%, due 07/17/06(a)......... $  26,700,000 $      26,637,344
        4.955%, due 07/20/06
          (144A)(a)......................     6,800,000         6,782,217
        5.080%, due 08/24/06(a)..........       800,000           793,904
       Dexia Delaware LLC
         4.885%, due 07/05/06............     2,700,000         2,698,535
        5.275%, due 07/05/06.............     5,200,000         5,196,952
       DNB Nor Bank ASA
         5.180%, due 09/08/06............    30,600,000        30,296,193
       Fortis Funding
         5.060%, due 07/06/06(a).........       500,000           499,649
        5.175%, due 07/10/06(a)..........    31,400,000        31,359,376
        5.265%, due 07/26/06(a)..........     2,400,000         2,391,225
       HBOS Treasury Services PLC
         5.040%, due 08/08/06............     4,500,000         4,476,060
       Ixis Commercial Paper Corp.
        5.200%, due 08/11/06
          (144A)(a)......................    31,500,000        31,313,450
       Nordea North America, Inc.
         5.090%, due 08/24/06............    30,000,000        29,770,950
       Rabobank USA Financial Corp.
         5.250%, due 07/03/06............    31,600,000        31,590,783
       Santander Fin De
         5.060%, due 08/15/06............    30,000,000        29,810,250
       Skandin Ens Banken AG
         4.960%, due 07/20/06(a).........    26,600,000        26,530,367
       Societe Generale North America
         5.245%, due 08/08/06............    28,400,000        28,242,767
        5.270%, due 07/03/06.............       400,000           399,883
        4.890%, due 07/06/06.............     6,000,000         5,995,925
       Swedbank 5.230%, due 08/03/06.....    23,200,000        23,088,775
       Total Fina Elf Capital 5.270%, due
         07/03/06 (144A)(a)..............    31,600,000        31,590,748
       UBS Finance (Delaware) LLC
         5.270%, due 07/03/06............       300,000           299,912
        5.050%, due 07/05/06.............       900,000           899,495
        4.790%, due 07/07/06.............    24,500,000        24,480,441
        4.930%, due 07/13/06.............     5,500,000         5,490,962
        5.235%, due 08/08/06.............     1,400,000         1,392,264
        4.990%, due 08/22/06.............       700,000           694,955
        5.095%, due 09/22/06.............     1,700,000         1,680,030
       Westpac Banking Corp.
         5.190%, due 09/08/06(a).........     4,200,000         4,158,220
       Westpactrust Securities, Ltd.
         5.050%, due 08/10/06(a).........    10,400,000        10,341,644
                                                        -----------------
                                                              478,511,945
                                                        -----------------

     ----------------------------------------------------------------------
     SECURITY                                  PAR             VALUE
     DESCRIPTION                              AMOUNT          (NOTE 2)
     ----------------------------------------------------------------------

     REPURCHASE AGREEMENTS - 2.5%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement dated
       06/30/06 at 4.580% to be
       repurchased at $21,108,053 on
       07/03/06 collateralized by
       $22,947,000 U.S. Treasury Note
       4.000% due 02/15/14 with a value
       of $21,661,501..................... $  21,100,000 $      21,100,000
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $8,321,357 on
       07/03/06 collateralized by
       8,485,000 FHLB at 4.875% due
       05/15/07 with a value of
       $8,487,656.........................     8,319,000         8,319,000
                                                         -----------------
                                                                29,419,000
                                                         -----------------

     U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 12.6%
     Federal Home Loan Bank
       5.030%, due 07/03/06(c)+...........    31,600,000        31,591,310
      5.147%, due 07/14/06(c)+............    81,400,000        81,248,707
     Federal National Mortgage Association
       4.809%, due 07/05/06(c)+...........    31,600,000        31,582,269
     U.S. Treasury Bill
       4.629%, due 08/31/06(c)+...........        60,000            59,521
      4.644%, due 08/31/06(c)+............        10,000             9,920
      4.649%, due 08/31/06(c)+............        40,000            39,680
      4.678%, due 08/31/06(c)+............        50,000            49,597
      7.827%, due 09/14/06(c)+............         5,000             4,951
      7.975%, due 09/14/06(c)+............       510,000           504,916
      8.000%, due 09/14/06(c)+............       700,000           693,000
                                                         -----------------
                                                               145,783,871
                                                         -----------------
     Total Short-Term Investments
     (Cost $653,714,816)                                       653,714,816
                                                         -----------------

     TOTAL INVESTMENTS - 198.2%
     (Cost $2,285,916,795)                                   2,296,997,224

     Other Assets and Liabilities (net) - (98.2)%           (1,137,840,237)
                                                         -----------------

     TOTAL NET ASSETS - 100.0%                           $   1,159,156,987
                                                         =================

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.47% of net assets.

(c) Zero coupon bond - Interest rate represents current yield to maturity.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

MTN - Medium-Term Note

TERM - Term Loan

The following table summarizes the credit composition of the Portfolio's holdings at June 30, 2006, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                              AAA                        91.07%
                              AA                          0.75
                              A                           0.68
                              BBB                         0.65
                              BB                          0.37
                              B                           0.27
                              Other                       6.21
                                                        ------
                              Total:                    100.00%
                                                        ======

                                                                  NUMBER OF
PUT OPTIONS                            EXPIRATION   STRIKE PRICE  CONTRACTS      VALUE
- ------------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures     08/25/2006   $    103.00          (18) $    (2,531)
U.S. Treasury Note 30 Year Futures     08/25/2006   $    103.00       (1,388)    (195,188)
Option on Foreign Currency USD to JPY  07/03/2006   $    104.00   (9,600,000)          --
Option on Foreign Currency USD to JPY  07/03/2006   $    106.50  (13,100,000)          --
                                                                              -----------
(Written Option Premium $336,058)                                             $  (197,719)
                                                                              ===========

                                                                  NUMBER OF
CALL OPTIONS                           EXPIRATION   STRIKE PRICE  CONTRACTS      VALUE
- ------------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures     08/25/2006   $    108.00         (908) $   (28,375)
U.S. Treasury Note 10 Year Futures     08/25/2006        107.00         (498)     (46,688)
                                                                              -----------
(Written Option Premium $182,522)                                             $   (75,063)
                                                                              ===========

SECURITY SOLD SHORT                   INTEREST RATE   MATURITY    PROCEEDS       VALUE
- ------------------------------------------------------------------------------------------
U.S. Treasury Note                           3.88%    1/15/2009  $12,898,193  $12,288,696
U.S. Treasury Note                           4.25%   11/15/2013   13,843,217   13,820,959
                                                                 -----------  -----------
                                                                 $26,741,410  $26,109,655
                                                                 ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - 1.3%
      Badger Tobacco Asset Securitization
        Corp.
       5.750%, due 06/01/11................ $   2,000,000 $     2,098,940
       6.125%, due 06/01/27................       285,000         302,393
       6.375%, due 06/01/32................       360,000         385,960
      Georgia State 5.760%, due 06/25/06
        (144A)(a)..........................     1,000,000       1,104,940
      Golden State Tobacco Securitization
        Corp.
       6.250%, due 06/01/33................       640,000         697,869
       6.750%, due 06/01/39(b).............     3,400,000       3,806,640
      Illinois Development Finance
        Authority (AMBAC) 5.000%, due
        02/01/33 (144A)(a)(b)..............     3,705,000       3,766,651
      Liberty New York Development Corp.
        Revenue 5.250%, due 10/01/35.......       600,000         639,198
      New York City Municipal Water
        Finance Authority
       5.000%, due 06/05/34-
         06/15/38(a)(b)....................     3,430,000       3,527,857
       5.000%, due 06/15/35................     1,300,000       1,319,539
      Northern Tobacco Securization Corp.
        6.500%, due 06/01/31...............       900,000         942,408
      Texas State 4.750%, due 04/01/35.....     4,800,000       4,660,416
      Tobacco Settlement Funding Corp.
       5.875%, due 05/15/39................     2,000,000       2,096,060
       6.375%, due 06/01/32................     1,400,000       1,517,922
       6.750%, due 06/01/39................     1,200,000       1,334,556
       6.125%, due 06/01/42................     1,200,000       1,270,716
       6.250%, due 06/01/42................     1,300,000       1,359,813
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28...........................     1,800,000       1,921,212
                                                          ---------------
      Total Municipals
      (Cost $31,368,867)                                       32,753,090
                                                          ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 15.3%
      ASSET-BACKED SECURITIES - 0.3%
      Ameriquest Mortgage Securities, Inc.
        5.883%, due 06/25/34
        (144A)(a)(b).......................       413,207         414,769
      Bear Stearns Asset Backed Securities,
        Inc. 5.723%, due 10/27/32(b).......        87,354          87,805
      Chec Loan Trust 5.493%, due
        01/25/25(b)........................        30,762          30,777
      Daimler Chrysler Auto Trust 3.750%,
        due 12/08/07.......................     1,296,605       1,295,495
      First NLC Trust 5.433%, due
        09/25/35(b)........................     1,274,636       1,275,486

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Household Automotive Trust 3.300%,
        due 05/18/09....................... $     699,993 $       694,634
      Nissan Auto Lease Trust 2.900%, due
        08/15/07...........................       820,035         817,821
      Option One Mortgage Loan Trust
        5.643%, due 08/25/33(b)............        43,043          43,173
      Renaissance Home Equity Loan Trust
        5.763%, due 08/25/33(b)............       486,054         487,883
      Residential Asset Securities Corp.
        5.413%, due 04/25/35(b)............       588,280         588,713
      SLM Student Loan Trust 2.990%, due
        12/15/22 (144A)(a).................       910,000         898,166
      Structured Asset Securities Corp.
        5.823%, due 05/25/32(b)............       149,607         149,811
      Wachovia Asset Securitization, Inc.
        5.583%, due 06/25/33(b)............       247,754         248,579
                                                          ---------------
                                                                7,033,112
                                                          ---------------
      AUTOMOBILES - 0.0%
      Daimler Chrysler NA Holdings
        7.200%, due 09/01/09...............       255,000         263,210
                                                          ---------------
      BANKS - 0.2%
      ABN AMRO NA Holding Capital
        6.523%, due 12/29/49
        (144A)(a)(b).......................       345,000         349,095
      ANZ Capital Trust I 5.360%, due
        12/29/49 (144A)(a).................       525,000         491,456
      Fleet Boston Financial Corp. 7.375%,
        due 12/01/09.......................        70,000          73,751
      HSBC Capital Funding LP
       9.547%, due 12/29/49
         (144A)(a).........................       585,000         525,591
       9.547%, due 12/31/49
         (144A)(a)(b)......................       350,000         392,550
      Popular NA, Inc.
       6.125%, due 10/15/06................       610,000         610,730
       4.700%, due 06/30/09................        50,000          48,360
      Rabobank Capital Fund Trust III
        5.254%, due 12/29/49
        (144A)(a)(b).......................       370,000         339,607
      RBS Capital Trust II 6.425%, due
        12/29/49(b)........................       120,000         112,402
      RBS Capital Trust III 5.512%, due
        09/29/49(b)........................       815,000         761,040
      SunTrust Banks, Inc. 2.500%, due
        11/01/06...........................       525,000         519,690
      US Bank NA 2.850%, due
        11/15/06...........................       695,000         688,337
      Westpac Capital Trust III 5.819%, due
        12/29/49 (144A)(b)(c)..............        80,000          78,168

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      BANKS - CONTINUED
      Westpac Capital Trust IV 5.256%, due
        12/29/49 (144A)(b)(c)............... $     165,000 $       153,556
                                                           ---------------
                                                                 5,144,333
                                                           ---------------
      CHEMICALS - 0.0%
      Dow Chemical Co. 7.375%, due
        11/01/29............................       185,000         206,069
      ICI Wilmington, Inc. 5.625%, due
        12/01/13............................       340,000         326,497
                                                           ---------------
                                                                   532,566
                                                           ---------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 10.6%
      Adjustable Rate Mortgage Trust 4.604%,
        due 05/25/35(b).....................     6,443,209       6,292,258
      American Home Mortgage Investment
        Trust 4.390%, due 02/25/45(b).......     7,974,923       7,697,145
      Banc of America Funding Corp.
       4.115%, due 05/25/35(b)..............     9,887,424       9,532,995
       4.622%, due 02/20/36(b)..............    20,757,376      20,281,448
      Banc of America Mortgage Securities, Inc.
       5.773%, due 01/25/34(b)..............     2,214,787       2,224,472
       5.000%, due 05/25/34.................     4,211,710       4,106,802
      Bear Stearns Adjustable Rate Mortgage
        Trust
        5.330%, due 02/25/33(b).............       200,090         199,493
       4.750%, due 10/25/35(b)..............     8,876,132       8,746,798
      Bear Stearns ALT-A Trust 5.407%, due
        05/25/35(b).........................     6,505,323       6,431,602
      Bear Stearns Commercial Mortgage
        Securities, Inc. 5.060%, due
        11/15/16............................       237,470         234,441
      Cendant Mortgage Corp. 6.000%, due
        07/25/43 (144A)(c)..................       668,869         667,283
      Citigroup Mortgage Loan Trust, Inc.
        4.700%, due 12/25/35(b).............    22,165,923      21,738,218
      Countrywide Alternative Loan Trust
       0.000%, due 05/25/35
         (144A)(b)(c).......................    14,494,518          42,311
      Countrywide Home Loans
       5.643%, due 03/25/35(b)..............     5,328,081       5,352,862
       5.663%, due 06/25/35
         (144A)(a)(b).......................    15,133,211      15,127,390
      Credit Suisse First Boston Mortgage
        Securities Corp. 5.750%, due
        09/22/17............................     1,497,309       1,462,637
       5.020%, due 03/25/32
         (144A)(a)(b).......................       208,866         210,484
       6.500%, due 04/25/33.................       647,568         647,308
       5.873%, due 08/25/33
         (144A)(a)(d).......................       538,320         538,657
      CS First Boston Mortgage Securities
        Corp. 6.000%, due 11/25/35..........    10,936,977      10,826,040

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      DSLA Mortgage Loan Trust 6.218%,
        due 07/19/44(b)..................... $   5,747,467 $     5,821,006
      First Horizon Alternative Mortgage
       Securities 0.000%, due 01/25/36
         (144A)(b)(c).......................   155,330,239         152,363
      GMAC Mortgage Corp. 5.940%, due
        07/01/13............................        68,507          67,308
      GMAC Mortgage Corp. Loan Trust
        5.500%, due 09/25/34................     4,195,381       4,129,619
      Green Tree Financial Corp. 6.220%,
        due 03/01/30........................       219,761         211,116
      GSR Mortgage Loan Trust
       6.000%, due 03/25/32.................         4,884           4,765
       4.548%, due 09/25/35.................     1,944,059       1,925,894
       5.500%, due 11/25/35.................     9,393,399       9,332,276
       5.501%, due 04/25/36.................    10,987,428      10,972,476
      Harborview Mortgage Loan Trust
        5.472%, due 05/19/35(b).............     5,866,310       5,879,381
      Indymac ARM Trust 5.094%, due
        01/25/32(b).........................         5,269           5,241
      LB-UBS Commercial Mortgage Trust
        3.323%, due 03/15/27................     4,000,000       3,854,788
      Mellon Residential Funding Corp.
        3.554%, due 07/25/29(b).............        61,848          61,893
      MLCC Mortgage Investors, Inc.
        5.579%, due 03/15/25(b).............       160,254         161,075
      Morgan Stanley Dean Witter Capital
        4.920%, due 03/12/35................       495,000         470,222
      Residential Accredit Loans, Inc.
       5.500%, due 06/25/17.................         7,367           7,347
       5.723%, due 03/25/33(b)..............     2,716,442       2,724,486
      Residential Asset Securitization Trust
        5.723%, due 05/25/33(b).............     2,956,580       2,969,270
      Residential Funding Mortgage
        Securities I 5.673%, due
        06/25/18(b).........................     1,624,564       1,627,370
      Sequoia Mortgage Trust 5.617%, due
        07/20/33(b).........................     1,071,197       1,076,401
      Structured Asset Mortgage
        Investments, Inc.
        5.920%, due 03/25/32(b).............     2,526,880       2,520,101
       5.553%, due 05/25/45(b)..............     5,558,125       5,577,120
      Structured Asset Securities Corp.
        5.000%, due 12/25/34................     5,096,631       5,026,127
      Washington Mutual, Inc.
       5.593%, due 12/25/27(d)..............     6,826,375       6,827,253
       5.121%, due 10/25/32(b)..............       192,032         190,616
       4.065%, due 10/25/33.................     5,100,000       4,933,189
       5.009%, due 02/27/34(b)..............     1,021,751       1,008,826

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
        3.803%, due 06/25/34(b)........... $  22,700,000 $    21,482,560
        5.543%, due 06/25/42(b)...........     2,203,942       2,209,637
        5.410%, due 08/25/42(b)...........       930,328         930,009
       Wells Fargo Mortgage Backed
         Securities Trust
         4.660%, due 09/25/33(b)..........     6,522,530       6,318,119
        4.950%, due 03/25/36..............    20,000,708      19,729,745
        6.303%, due 07/25/36..............    12,000,000      11,879,063
                                                         ---------------
                                                             262,447,306
                                                         ---------------
       COMMERCIAL SERVICES & SUPPLIES - 0.0%
       Cendant Corp. 7.125%, due
         03/15/15.........................       240,000         264,629
                                                         ---------------
       DISTRIBUTION/WHOLESALE - 0.1%
       Roundys, Inc. 7.720%, due 11/03/11
         (144A)(a)........................       997,500       1,005,085
                                                         ---------------
       ELECTRIC UTILITIES - 0.7%
       Alabama Power Co. 2.800%, due
         12/01/06.........................       250,000         247,152
       Arizona Public Service Co. 4.650%,
         due 05/15/15.....................       165,000         146,061
       CMS Energy Corp. 7.500%, due
         01/15/09.........................     7,251,000       7,377,892
       Dominion Resources, Inc.
        8.125%, due 06/15/10..............       335,000         359,823
        6.300%, due 03/15/33..............       210,000         197,762
       DTE Energy Co. 6.375%, due
         04/15/33.........................       260,000         246,918
       Entergy Gulf States 3.600%, due
         06/01/08.........................     1,400,000       1,338,082
       FPL Group Capital, Inc. 7.625%, due
         09/15/06.........................       405,000         406,448
       NRG Energy, Inc. 7.250%, due
         02/01/14.........................     5,500,000       5,376,250
       Pacificorp 4.300%, due 09/15/08....       250,000         243,336
       Pepco Holdings, Inc.
        6.450%, due 08/15/12..............        90,000          91,195
        7.450%, due 08/15/32..............       180,000         198,332
       Progress Energy, Inc. 6.850%, due
         04/15/12.........................       650,000         674,500
       PSEG Power LLC
        5.500%, due 12/01/15..............       420,000         396,859
        8.625%, due 04/15/31..............       245,000         300,766
                                                         ---------------
                                                              17,601,376
                                                         ---------------
       FINANCIAL - DIVERSIFIED - 1.0%
       American General Finance Corp.
        3.000%, due 11/15/06..............       605,000         599,516
        4.500%, due 11/15/07..............       280,000         275,881

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - CONTINUED
       Bank of America Commercial
        Mortgage, Inc. 4.890%, due
          04/11/37......................... $   2,375,046 $     2,347,043
       CIT Group, Inc. 7.750%, due
         04/02/12..........................     1,900,000       2,062,057
       Citigroup, Inc. 5.625%, due
         08/27/12..........................     1,000,000         989,289
       Ford Motor Credit Co.
        7.375%, due
          10/28/09-02/01/11................     4,160,000       3,726,726
        7.875%, due 06/15/10...............     6,670,000       6,158,057
       General Electric Capital Corp.
        5.450%, due 01/15/13...............       375,000         369,097
        6.750%, due 03/15/32...............       165,000         176,679
       Goldman Sachs Group, Inc. 5.700%,
         due 09/01/12......................        55,000          54,536
       JPMorgan Chase Commercial
        Mortgage Securities 3.890%, due
          01/12/37.........................     2,500,000       2,403,267
       Mid-State Trust 7.791%, due
         03/15/38..........................       299,032         315,901
       Mizuho Financial Group, Inc. 9.870%,
         due 12/29/49-12/31/49(a)(b).......       800,000         849,212
       Morgan Stanley Group, Inc. 5.300%,
         due 03/01/13......................       800,000         774,871
       Nisource Finance Corp. 6.150%, due
         03/01/13..........................       475,000         477,203
       Prudential Holding LLC 8.695%, due
         12/18/23 (144A)(a)................       150,000         178,515
       Qwest Capital Funding, Inc. 7.750%,
         due 08/15/06......................       700,000         703,500
       SLM Corp. 5.625%, due 04/10/07......       775,000         774,203
       Small Business Administration
        7.449%, due 08/01/10...............       441,412         460,639
        6.353%, due 03/01/11...............        95,932          97,664
        5.500%, due 10/01/18...............       152,074         151,012
                                                          ---------------
                                                               23,944,868
                                                          ---------------
       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc. 4.125%, due
         11/01/08..........................       480,000         461,215
                                                          ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
       HCA, Inc. 5.250%, due 11/06/08......       450,000         440,389
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.0%
       UnitedHealth Group, Inc. 3.300%,
         due 01/30/08......................       340,000         327,550
                                                          ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.2%
       MGM MIRAGE, Inc.
        9.750%, due 06/01/07...............     2,100,000       2,168,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - CONTINUED
        10.250%, due 08/01/07(b).......... $   2,000,000 $     2,082,500
                                                         ---------------
                                                               4,250,750
                                                         ---------------
       HOUSEHOLD DURABLES - 0.0%
       Centex Corp. 5.700%, due
         05/15/14.........................       280,000         262,229
       D.R. Horton, Inc. 8.500%, due
         04/15/12.........................        60,000          63,167
       KB Home 5.750%, due 02/01/14.......       430,000         380,217
                                                         ---------------
                                                                 705,613
                                                         ---------------
       INDUSTRIALS - 0.2%
       Airgas, Inc. 9.125%, due 10/01/11..     3,400,000       3,574,250
                                                         ---------------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
        6.250%, due 11/15/11..............        55,000          55,940
        5.900%, due 07/01/12..............        60,000          60,011
                                                         ---------------
                                                                 115,951
                                                         ---------------
       MEDIA - 0.4%
       Charter Communications Term B
         1.000%, due 04/25/13
         (144A)(c)........................     1,000,000       1,003,493
       Clear Channel Communications, Inc.
         5.500%, due 09/15/14.............       300,000         272,025
       Comcast Cable Holdings 8.375%, due
         03/15/13.........................       506,000         562,713
       Comcast Corp. 7.050%, due
         03/15/33.........................        75,000          76,316
       Cox Communications, Inc. 4.625%,
         due 06/01/13.....................       430,000         386,509
       EchoStar DBS Corp. 5.750%, due
         10/01/08.........................     4,600,000       4,508,000
       News America Holdings, Inc.
        8.250%, due 08/10/18..............       110,000         126,235
        7.750%, due 01/20/24..............        25,000          26,857
       Tele-Communications TCI Group
         7.875%, due 02/15/26.............       175,000         188,927
       Time Warner Cos, Inc.
        9.150%, due 02/01/23..............       155,000         184,231
        8.375%, due 03/15/23..............       260,000         289,788
        7.625%, due 04/15/31..............       310,000         334,749
       Weather Investments Sarl 1.000%,
         due 06/17/12.....................     2,000,000       2,541,749
                                                         ---------------
                                                              10,501,592
                                                         ---------------
       OIL & GAS - 0.5%
       Duke Capital LLC
        6.250%, due 02/15/13..............       375,000         379,120
        8.000%, due 10/01/19..............        55,000          62,317
       El Paso Corp. 7.750%, due
         01/15/32.........................     2,875,000       2,813,906

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Husky Energy, Inc. 6.150%, due
         06/15/19.......................... $     215,000 $       210,788
       Kinder Morgan Energy Partners
        7.400%, due 03/15/31...............       225,000         233,445
        7.750%, due 03/15/32...............       135,000         145,700
        7.300%, due 08/15/33...............        90,000          92,418
       Magellan Midstream Partners
         5.650%, due 10/15/16..............       385,000         364,983
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14..............     1,700,000       1,758,650
        8.625%, due 02/01/22...............     2,944,000       3,298,752
       Pioneer Natural Resource 5.875%,
         due 07/15/16......................       405,000         370,802
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12..............        35,000          38,762
       Valero Energy Corp. 7.500%, due
         04/15/32..........................       225,000         245,011
       Williams Cos., Inc. (The) 6.375%,
         due 10/01/10 (144A)(a)............     2,900,000       2,842,000
                                                          ---------------
                                                               12,856,654
                                                          ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       International Paper Co. 5.850%, due
         10/30/12..........................       115,000         113,372
                                                          ---------------
       PHARMACEUTICALS - 0.0%
       Wyeth 6.450%, due 02/01/24..........       160,000         160,743
                                                          ---------------
       RETAIL - MULTILINE - 0.0%
       Federated Department Stores, Inc.
         6.300%, due 04/01/09..............        60,000          60,713
                                                          ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
       Deutsche Telekom International
        Finance B.V. 8.250%, due
          06/15/30.........................        50,000          57,890
       France Telecom S.A. 8.500%, due
         03/01/31..........................       165,000         199,108
       Nordic Telephone Term B 5.207%,
         due 11/30/13 (144A)(c)............     2,350,000       3,035,450
       Nordic Telephone Term C 5.707%,
         due 11/30/14 (144A)(c)............     2,350,000       3,047,525
       Qwest Capital Funding, Inc. 6.375%,
         due 07/15/08......................     1,000,000         990,000
       Qwest Communications International,
         Inc. 7.500%, due 02/15/14.........       511,000         500,780
       Qwest Corp. 8.875%, due
         03/15/12..........................     1,720,000       1,823,200
       SBC Communications, Inc.
        4.125%, due 09/15/09...............     4,000,000       3,803,016
        5.100%, due 09/15/14...............       380,000         353,107
        5.625%, due 06/15/16...............       455,000         432,091

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
       Sprint Capital Corp. 6.900%, due
         05/01/19......................... $     220,000 $       226,505
       Telecom Italia Capital S.A. 4.000%,
         due 01/15/10.....................       510,000         477,630
       UPC Broadband Holding B.V. 1.000%,
         due 12/31/13.....................     5,850,000       7,474,620
       Verizon Global Funding Corp.
         7.375%, due 09/01/12.............       185,000         196,890
       Verizon New York, Inc.
        6.875%, due 04/01/12..............       325,000         329,707
        7.375%, due 04/01/32..............       155,000         153,231
                                                         ---------------
                                                              23,100,750
                                                         ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
       AT&T Wireless Services, Inc.
        7.875%, due 03/01/11..............       260,000         280,325
        8.125%, due 05/01/12..............         5,000           5,508
        8.750%, due 03/01/31..............       245,000         301,228
       Cingular Wireless LLC 6.500%, due
         12/15/11.........................       700,000         718,131
       Nextel Communications, Inc. 7.375%,
         due 08/01/15.....................        70,000          71,300
                                                         ---------------
                                                               1,376,492
                                                         ---------------
       TOBACCO - 0.1%
       Reynolds Amern, Inc. 7.625%, due
         06/01/16 (144A)(a)...............     2,400,000       2,346,000
                                                         ---------------
       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
        5.590%, due 05/17/25..............        60,000          56,052
        7.800%, due 05/15/27..............         7,000           8,169
        5.640%, due 05/17/29..............       168,000         156,495
        7.250%, due 02/15/31..............        65,000          72,391
       Union Pacific Corp. 6.625%, due
         02/01/29.........................        50,000          51,676
                                                         ---------------
                                                                 344,783
                                                         ---------------
       Total Domestic Bonds & Debt
       Securities
       (Cost $382,316,560)                                   378,973,302
                                                         ---------------

       FOREIGN BONDS & DEBT SECURITIES - 18.6%
       ARUBA GUILDER - 0.0%
       UFJ Finance Aruba AEC 6.750%, due
         07/15/13.........................       220,000         229,511
                                                         ---------------
       BELGIUM - 0.5%
       Kingdom Of Belgium 0.000%, due
         08/17/06(e)......................    10,000,000      12,734,237
                                                         ---------------

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       BRAZIL - 0.2%
       Federal Republic of Brazil
        11.000%, due
          01/11/12-08/17/40................ $   1,365,000 $     1,635,800
        8.000%, due 01/15/18...............     3,683,000       3,894,773
                                                          ---------------
                                                                5,530,573
                                                          ---------------
       CAYMAN ISLANDS - 0.2%
       Hutchison Whampoa International,
        Ltd. 6.250%, due 01/24/14
          (144A)(a)........................       245,000         244,422
       Mizuho Finance 5.790%, due
         04/15/14 (144A)(a)................       315,000         308,864
       Petroleum Export, Ltd. 5.265%, due
         06/15/11 (144A)(a)................     4,590,245       4,453,983
                                                          ---------------
                                                                5,007,269
                                                          ---------------
       FRANCE - 2.2%
       AXA S.A. 8.600%, due 12/15/30.......        60,000          71,606
       France Telecom S.A. 7.750%, due
         03/01/11..........................       400,000         430,102
       Republic of France 0.000%, due
         07/06/06-09/07/06(e)..............    37,050,000      47,253,321
       Sigmakalon Group B.V.
        4.588%, due 06/30/12
          (144A)(a)........................       886,500       1,132,921
        1.000%, due 09/19/12-
          09/19/13(a)......................     3,600,000       4,655,011
                                                          ---------------
                                                               53,542,961
                                                          ---------------
       GERMANY - 11.7%
       Federal Republic of Germany 0.000%,
         due 07/12/06-12/13/06(e)..........   221,440,000     280,973,185
       Kappa Jefferson 5.908%, due
         11/29/13-11/29/14.................     4,500,000       5,793,204
       Wind Acquisitions Sarl 6.134%, due
         06/17/14(c).......................     1,700,000       2,191,354
                                                          ---------------
                                                              288,957,743
                                                          ---------------
       HONG KONG - 0.2%
       Hong Kong Government 5.125%, due
         08/01/14 (144A)(a)................     4,000,000       3,830,512
                                                          ---------------
       ITALY - 0.0%
       Telecom Italia Capital 4.000%, due
         11/15/08..........................       270,000         259,151
                                                          ---------------
       KOREA - 0.0%
       Industrial Bank of Korea 4.000%, due
         05/19/14 (144A)(a)(b).............       335,000         315,935
       Korea First Bank 7.267%, due
         03/03/34 (144A)(b)(c).............       240,000         247,888
       Woori Bank Korea 5.750%, due
         03/13/14 (144A)(a)(b).............       305,000         301,450
                                                          ---------------
                                                                  865,273
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       MEXICO - 0.4%
       United Mexican States
        6.375%, due 01/16/13............... $     405,000 $       407,025
        6.625%, due 03/03/15...............       224,000         227,360
        8.000%, due 09/24/22...............     1,500,000       1,676,250
        11.500%, due 05/15/26..............       130,000         192,075
        8.300%, due 08/15/31...............     5,925,000       6,858,188
                                                          ---------------
                                                                9,360,898
                                                          ---------------
       NETHERLANDS - 0.1%
       Deutsche Telekom Finance 5.250%,
         due 07/22/13......................       425,000         399,819
       UPC Broadband Holding 1.000%, due
         03/31/13..........................     2,150,000       2,746,027
                                                          ---------------
                                                                3,145,846
                                                          ---------------
       NORWAY - 0.0%
       Den Norske Bank 7.729%, due
         06/29/49 (144A)(c)................       115,000         123,685
                                                          ---------------
       PANAMA - 0.1%
       Republic of Panama
        9.625%, due 02/08/11...............       936,000       1,043,640
        9.375%, due 07/23/12...............       410,000         459,200
        6.700%, due 01/26/36...............     1,150,000       1,058,000
                                                          ---------------
                                                                2,560,840
                                                          ---------------
       PERU - 0.1%
       Republic of Peru 9.125%, due
         01/15/08..........................     1,600,000       1,672,000
                                                          ---------------
       RUSSIA - 0.0%
       Morgan Stanley (Gazprom) 9.625%,
         due 03/01/13 (144A)(a)............       130,000         149,338
       Russian Federation
        8.250%, due 03/31/10...............       213,335         221,868
        11.000%, due 07/24/18..............       100,000         138,080
                                                          ---------------
                                                                  509,286
                                                          ---------------
       SINGAPORE - 0.0%
       United Overseas Bank, Ltd. 5.375%,
         due 09/03/19 (144A)(a)............       470,000         440,303
                                                          ---------------
       SOUTH AFRICA - 0.0%
       Republic of South Africa 9.125%, due
         05/19/09..........................       700,000         752,500
                                                          ---------------
       SPAIN - 2.6%
       Kingdom of Spain Treasury Bill
         0.000%, due 12/22/06(e)...........    51,000,000      64,258,003
                                                          ---------------
       SWEDEN - 0.0%
       Skandinaviska Enskilda Banken
        4.958%, due 03/29/49
          (144A)(a)(b).....................       415,000         370,519
       Swedbank Foreningssparbanken
        9.000%, due 12/29/49
          (144A)(a)(b).....................       180,000         200,933
                                                          ---------------
                                                                  571,452
                                                          ---------------

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      UKRAINE - 0.1%
      Republic of Ukraine
       11.000%, due 03/15/07............... $   1,284,427 $     1,308,510
       6.875%, due 03/04/11................       200,000         194,790
       7.650%, due 06/11/13................       500,000         503,750
                                                          ---------------
                                                                2,007,050
                                                          ---------------
      UNITED KINGDOM - 0.2%
      BP Capital Markets Plc 2.750%, due
        12/29/06...........................       380,000         375,341
      British Telecom Plc 1.000%, due
        12/15/10...........................       190,000         208,790
      HBOS Capital Funding LP 6.071%,
        due 06/30/49 (144A)(a).............        45,000          43,910
      HBOS Plc 5.375%, due 12/29/49
        (144A)(c)..........................       285,000         270,317
      HBOS Treasury Services Plc 3.600%,
        due 08/15/07 (144A)(a).............       425,000         415,818
      Standard Chartered Bank 8.000%,
        due 05/30/31 (144A)(a).............       235,000         278,342
      Wind Acquisitions Sarl 5.634%, due
        06/17/13 (144A)(c).................     1,700,000       2,180,493
                                                          ---------------
                                                                3,773,011
                                                          ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $448,109,885)                                     460,132,104
                                                          ---------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 64.5%
      Federal Home Loan Mortgage Corp.
       5.500%, due
         07/01/07-05/01/35.................    45,742,483      44,131,753
       4.500%, due
         10/01/07-01/15/13.................    15,583,160      14,839,981
       7.000%, due 09/01/10................         9,572           9,736
       6.500%, due
         04/01/11-06/01/29.................       238,772         242,307
       6.000%, due
         05/01/11-04/01/23.................    13,556,873      13,515,977
       2.750%, due 02/15/12................     1,823,634       1,816,010
       4.000%, due 09/15/16................     2,121,789       2,118,372
       5.000%, due
         09/15/16-09/01/35.................    79,672,481      77,874,885
       3.500%, due
         03/15/17-07/15/32.................    10,594,781      10,458,237
       6.625%, due 11/15/23(b).............     1,785,916       1,883,106
       6.231%, due 01/01/29(b).............     3,212,877       3,300,782
       5.799%, due 05/15/29(b).............       431,274         433,688
       5.917%, due 11/01/31(b).............       250,261         248,267
       5.194%, due 08/01/32(b).............     2,055,869       2,045,251
       5.449%, due 07/15/34(b).............       773,568         776,073
       5.411%, due 07/25/44(b).............    39,114,172      39,000,245
       5.211%, due 10/25/44(b).............     7,288,751       7,339,056

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       Federal National Mortgage Assoc.
        5.312%, due 09/22/06(b)........... $  36,600,000 $    36,596,560
        5.500%, due
          01/01/08-03/01/36...............   532,924,301     513,481,878
        6.090%, due 10/01/08..............       405,904         406,849
        6.000%, due
          11/01/08-02/01/34...............    14,470,291      14,416,501
        6.500%, due
          03/01/09-10/01/17...............     1,495,357       1,517,357
        4.000%, due 08/25/09..............     2,490,002       2,478,770
        7.000%, due
          04/01/11-05/01/11...............        87,963          89,223
        4.500%, due 08/25/11..............     6,516,491       6,494,980
        8.000%, due
          11/01/13-10/01/25...............        48,565          49,908
        3.500%, due 04/25/17..............     2,118,682       2,099,318
        5.000%, due
          02/01/18-09/01/35...............   139,463,176     134,349,234
        6.222%, due 10/01/28(b)...........       576,337         585,986
        7.500%, due 09/01/30..............         3,002           3,111
        6.925%, due 02/01/31(b)...........     1,574,216       1,566,556
        6.143%, due 09/01/31(b)...........       344,690         351,988
        5.652%, due 09/18/31(b)...........     2,126,624       2,142,957
        6.223%, due 04/25/32..............       764,897         783,807
        6.223%, due 04/25/32(b)...........        89,988          92,213
        5.404%, due 07/01/32(b)...........       333,416         330,506
        5.504%, due 09/01/32(b)...........     1,064,647       1,061,511
        4.801%, due 11/01/32(b)...........     1,461,996       1,453,676
        4.994%, due 09/01/34(b)...........     9,652,239       9,417,857
        5.695%, due 09/01/34(b)...........       632,380         629,275
        4.192%, due 11/01/34(b)...........    25,344,039      24,847,633
        4.740%, due 12/01/34..............     5,701,732       5,616,140
        4.805%, due 12/01/34(b)...........    15,971,148      15,659,539
        4.681%, due 05/25/35..............     8,600,000       8,332,850
        4.815%, due 11/01/35..............     4,498,667       4,439,829
        5.977%, due 11/01/35(b)...........     3,528,818       3,605,493
        5.736%, due 12/01/36(b)...........     1,928,617       1,919,168
        5.211%, due
          08/01/41-10/01/44...............    17,203,954      17,313,195
        5.261%, due 09/01/41(b)...........     5,039,738       5,076,330
        5.210%, due 08/01/42(b)...........     1,865,666       1,876,819
        5.211%, due 10/01/44(b)...........     1,891,011       1,885,462
        5.000%, due TBA(f)................   118,700,000     113,858,300
        5.500%, due TBA(f)................   681,800,000     169,166,062
        6.000%, due TBA(f)................    55,500,000      54,609,973
       Federal National Mortgage Assoc.,
         REMIC 6.000%, due 12/25/30.......       205,957         205,383
       Government National Mortgage Assoc.
        8.250%, due 02/15/09..............        12,098          12,237
        6.000%, due 04/15/14..............        92,963          93,654

        ----------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.375%, due
           02/20/22-02/20/27.............. $     252,819 $       253,602
         4.375%, due
           04/20/22-05/20/32..............     1,276,732       1,280,947
         7.000%, due 10/15/23.............        66,581          68,690
         7.500%, due
           01/15/26-04/15/31..............     6,288,639       6,554,134
         5.125%, due
           01/20/26-11/20/30..............       684,558         688,766
         4.750%, due
           08/20/27-03/20/32..............       245,505         246,098
         4.500%, due
           09/20/27-09/20/33..............     1,148,594       1,146,646
         5.250%, due
           02/20/28-01/20/30..............       394,640         393,843
         4.875%, due 04/20/29.............        72,617          72,927
         5.708%, due 02/16/30(b)..........        69,385          70,117
         5.508%, due 01/16/31(b)..........       244,331         245,409
         5.500%, due 10/20/31.............         8,127           8,198
         5.000%, due
           07/20/32-03/20/33..............       113,945         113,782
         5.500%, due TBA(f)...............    13,500,000      12,964,212
        U.S. Treasury Bond
         6.625%, due 02/15/27.............    85,800,000      99,930,230
         6.125%, due 11/15/27.............     1,700,000       1,878,900
        U.S. Treasury Inflation Index Note
         3.875%, due 01/15/09.............       491,324         509,058
         1.875%, due 07/15/13.............     8,006,640       7,694,197
        U.S. Treasury Note
         2.500%, due 10/31/06.............    13,000,000      12,891,840
         4.500%, due 02/28/11.............    50,000,000      49,479,800
         4.250%, due
           08/15/13-11/15/14..............       945,000         889,867
        U.S. Treasury Note 3.875%, due
          02/15/13........................    21,300,000      19,833,964
                                                         ---------------
        Total U. S. Government & Agency Obligations
        (Cost $1,629,665,662)                              1,596,167,041
                                                         ---------------

        PREFERRED STOCKS - 0.0%
        Home Ownership Funding, 13.331%/
          1.000%*(c)(g)...................         2,500         501,797
        ING Capital Funding Trust III,
          8.439%(b).......................       200,000         219,048
                                                         ---------------
        Total Preferred Stocks
        (Cost $1,212,578)                                        720,845
                                                         ---------------

        RIGHTS(H) - 0.0%
        United Mexican States.............     1,500,000          11,250
        United Mexican States.............     1,500,000          39,750
                                                         ---------------
        Total Rights
        (Cost $0)                                                 51,000
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       OPTIONS - 0.1%
       Eurodollar Calls, Expire
         09/25/2006....................... $  48,000,000 $             0
       Eurodollar Puts, Expire
         06/18/2007.......................     3,505,000           8,763
       Eurodollar Puts, Expire 12/18/06...     4,495,000          11,237
       Japanese Yen Calls, Expire
         04/16/2007.......................    10,900,000         747,659
       Japanese Yen Calls, Expire
         12/11/2006.......................     5,300,000          12,874
       Swaption Calls, Expire 08/08/06....   137,400,000               1
       Swaption Calls, Expire 10/04/06....    18,400,000               0
       Swaption Puts, Expire 10/18//06....    74,300,000              74
       U.S. Treasury Futures Option Calls,
         Expire 08/25/2006................       331,000         196,531
       U.S. Treasury Futures Option Puts,
         Expire 08/25/2006................       331,000          56,891
                                                         ---------------
       Total Options
       (Cost $1,794,854)                                       1,034,030
                                                         ---------------

       SHORT-TERM INVESTMENTS - 17.4%
       COMMERCIAL PAPER - 15.0%
       Barclays Plc 5.055%, due
         08/15/06.........................    65,800,000      65,384,226
       Cox Communications, Inc. 4.720%,
         due 07/16/06 (144A)(c)...........     6,700,000       6,700,000
       Danske Corp. 5.040%, due 07/05/06
         (144A)(c)........................    16,800,000      16,790,592
       Rabobank USA Financial Corp.
         5.240%, due 07/03/06.............       100,000          99,971
       Skandin Ens Banken AG 4.960%, due
         07/20/06(c)......................     8,900,000       8,876,702
       Skandinaviska Enskilda Banken
        5.000%, due 07/27/06
          (144A)(c).......................    61,000,000      60,779,722
       Societe Generale North America
        5.250%, due 07/05/06..............    18,800,000      18,789,033
        5.270%, due 07/03/06..............       400,000         399,883
        5.050%, due 08/16/06..............    55,400,000      55,042,516
       Total Fina Elf Capital 5.270%, due
         07/03/06 (144A)(c)...............    67,700,000      67,680,179
       UBS Finance (Delaware) LLC 5.250%,
         due 08/08/06.....................     2,600,000       2,585,592
       UBS Finance, Inc. 5.270%, due
         07/03/06.........................    67,700,000      67,680,179
                                                         ---------------
                                                             370,808,595
                                                         ---------------

      -------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      REPURCHASE AGREEMENTS - 2.0%
      Lehman Brothers, Inc., Repurchase
        Agreement dated 06/30/06 at
        4.600% to be repurchased at
        $38,014,567 on 07/03/06
        collateralized by $29,960,000 U.S.
        Treasury Bond 5.287% due
        08/15/19 with a value of
        $38,855,461....................... $  38,000,000 $    38,000,000
      State Street Bank & Trust Co.,
        Repurchase Agreement dated
        06/30/06 at 3.400% to be
        repurchased at $10,637,013 on
        07/03/06 collateralized by
        $10,845,000 FHLB 4.875% due
        05/15/07 with a value of
        $10,848,394.......................    10,634,000      10,634,000
                                                         ---------------
                                                              48,634,000
                                                         ---------------
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.4%
      U.S. Treasury Bill
       4.622%, due 08/31/06(e)............       130,000         128,964
       4.629%, due 08/31/06(e)............       425,000         421,613
       4.630%, due 08/31/06(e)............        50,000          49,601
       4.639%, due 08/31/06(e)............       400,000         396,804
       4.644%, due 08/31/06(e)............       125,000         124,000
       4.722%, due 09/14/06(e)............       420,000         415,813
       4.737%, due 09/14/06(e)............     8,600,000       8,514,000
                                                         ---------------
                                                              10,050,795
                                                         ---------------
      Total Short-Term Investments
      (Cost $429,493,390)                                    429,493,390
                                                         ---------------

      TOTAL INVESTMENTS - 117.2%
      (Cost $2,923,961,796)                                2,899,324,802

      Other Assets and Liabilities (net) - (17.2)%          (425,909,422)
                                                         ---------------

      TOTAL NET ASSETS - 100.0%                          $ 2,473,415,380
                                                         ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(b) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be illiquid by the Portfolio's adviser.

(d) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(e) Zero coupon bond - Interest rate represents current yield to maturity.

(f) This security is traded on a "to-be-announced" basis.

(g) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(h) Illiquid securities representing in the aggregate 0.00% of net assets.

AIC - Ambac Indemnity Corporation

FGIC - Financial Guaranty Insurance Corporation

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

MBIA - Municipal Bond Insurance Association

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2006 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        92.18%
                  AA                                       1.25
                  A                                        1.01
                  BBB                                      2.59
                  BB                                       1.33
                  B                                        1.64
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                                               NUMBER OF
PUT OPTIONS                           EXPIRATION STRIKE PRICE  CONTRACTS     VALUE
- -------------------------------------------------------------------------------------
OTC FXV LOCK 9.175 EUR USD 1 Year MYC 09/25/2006   $ 9.175    (48,000,000) $ (34,827)
OTC Swap Option 3 Month LIBOR         01/02/2007      5.90    (36,600,000)  (396,634)
OTC USD VS JPY 112 GSC                07/03/2006    112.00    (91,000,000)    (4,277)
U.S. Treasury Bond Futures            08/25/2006    103.00           (563)   (79,172)
                                                                           ---------
(Written Option Premium $934,652)                                          $(514,910)
                                                                           =========

                                                             NUMBER OF
CALL OPTIONS                        EXPIRATION STRIKE PRICE  CONTRACTS     VALUE
- -----------------------------------------------------------------------------------
Swaption 317503HR4                  10/04/2006   $  4.54     (7,800,000) $      (8)
OTC Swap Option 3 Month LIBOR       10/18/2006      4.56    (32,000,000)      (160)
Swaption 317503QG8                  08/08/2006      4.78    (59,200,000)        (1)
U.S. Treasury Note Futures          08/25/2006    106.00           (563)  (149,547)
OTC ECAL 4.6 Call                   01/02/2007      4.60    (36,600,000)    (3,843)
OTC ECAL BRITLE .2 SWP2 MYC         04/20/2008      0.45     (7,000,000)   (37,622)
                                                                         ---------
(Written Option Premium $1,717,062)                                      $(191,181)
                                                                         =========

     SECURITY SOLD SHORT INTEREST RATE  MATURITY    PROCEEDS      VALUE
     ----------------------------------------------------------------------
     U.S. Treasury Notes      3.25%    08/15/2007 $ 28,694,601 $ 28,382,619
     U.S. Treasury Notes      3.00     11/15/2007   29,213,638   29,136,330
     U.S. Treasury Notes      4.50     02/28/2011   49,429,688   49,429,650
     U.S. Treasury Notes     3.875     02/15/2013    7,202,565    6,797,556
     U.S. Treasury Notes     3.625     05/15/2013   61,250,921   59,386,096
     U.S. Treasury Notes      4.75     05/15/2014   23,316,216   22,248,719
                                                  ------------ ------------
                                                  $199,107,629 $195,380,970
                                                  ============ ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 98.5%
           AEROSPACE & DEFENSE - 2.6%
           General Dynamics Corp................  6,526 $    427,192
           United Technologies Corp.............  8,426      534,377
                                                        ------------
                                                             961,569
                                                        ------------
           AIRLINES - 0.5%
           Southwest Airlines Co................ 10,378      169,888
                                                        ------------
           AUTO COMPONENTS - 1.4%
           Johnson Controls, Inc................  6,594      542,159
                                                        ------------
           AUTOMOBILES - 0.9%
           Ford Motor Co........................ 46,133      319,702
                                                        ------------
           BANKS - 7.3%
           Bank of America Corp.................  6,428      309,187
           Compass Bancshares, Inc..............  1,924      106,974
           First Horizon National Corp..........  3,973      159,714
           National City Corp................... 14,125      511,184
           SunTrust Banks, Inc..................  6,025      459,466
           U.S. Bancorp......................... 12,817      395,789
           Wachovia Corp........................  3,900      210,912
           Wells Fargo & Co.....................  6,371      427,367
           Zions Bancorporation.................  2,322      180,977
                                                        ------------
                                                           2,761,570
                                                        ------------
           BEVERAGES - 1.3%
           PepsiCo, Inc.........................  8,059      483,862
                                                        ------------
           BIOTECHNOLOGY - 0.1%
           Amgen, Inc.*.........................    866       56,489
                                                        ------------
           CHEMICALS - 1.9%
           Air Products & Chemicals, Inc........  2,592      165,681
           Dow Chemical Co. (The)...............  5,189      202,527
           E.I. du Pont de Nemours & Co.........  2,799      116,438
           Ecolab, Inc..........................  3,438      139,514
           Praxair, Inc.........................  1,548       83,592
                                                        ------------
                                                             707,752
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 1.0%
           Automatic Data Processing, Inc.......  5,319      241,217
           Fiserv, Inc.*........................  2,883      130,773
                                                        ------------
                                                             371,990
                                                        ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 2.8%
           Cisco Systems, Inc.*................. 10,456      204,206
           Motorola, Inc........................ 23,222      467,923
           Nokia Oyj (ADR)...................... 19,043      385,811
                                                        ------------
                                                           1,057,940
                                                        ------------
           COMPUTERS & PERIPHERALS - 2.5%
           Dell, Inc.*..........................  8,793      214,637
           EMC Corp.*...........................  7,112       78,019
           Hewlett-Packard Co................... 13,205      418,334
           Sun Microsystems, Inc.*.............. 52,645      218,477
                                                        ------------
                                                             929,467
                                                        ------------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - 1.2%
          Consolidated Edison, Inc...............  3,916 $    174,027
          Exelon Corp............................    775       44,043
          PG&E Corp..............................    996       39,123
          Southern Co. (The).....................  6,261      200,665
                                                         ------------
                                                              457,858
                                                         ------------
          ELECTRICAL EQUIPMENT - 0.6%
          Emerson Electric Co....................  2,878      241,205
                                                         ------------
          FINANCIAL - DIVERSIFIED - 7.7%
          American Express Co....................  5,621      299,150
          Citigroup, Inc.........................  3,203      154,513
          Federated Investors, Inc. - Class B....  5,348      168,462
          Golden West Financial Corp.............  2,611      193,736
          Merrill Lynch & Co., Inc...............  5,274      366,859
          State Street Corp......................  8,512      494,462
          T. Rowe Price Group, Inc............... 20,864      788,868
          Washington Mutual, Inc.................  9,067      413,274
                                                         ------------
                                                            2,879,324
                                                         ------------
          FOOD & DRUG RETAILING - 3.3%
          Hershey Co.............................  6,281      345,895
          Sysco Corp.............................  9,106      278,279
          Walgreen Co............................ 14,102      632,334
                                                         ------------
                                                            1,256,508
                                                         ------------
          FOOD PRODUCTS - 2.9%
          Campbell Soup Co.......................  9,237      342,785
          General Mills, Inc.....................  5,008      258,713
          H.J. Heinz Co..........................  7,871      324,442
          Kellogg Co.............................    832       40,294
          Sara Lee Corp..........................  8,236      131,941
                                                         ------------
                                                            1,098,175
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
          Becton, Dickinson & Co.................  8,077      493,747
          Biomet, Inc............................  7,850      245,627
          C.R. Bard, Inc.........................  4,742      347,399
          Johnson & Johnson......................  5,388      322,849
          Medtronic, Inc.........................  3,822      179,328
          St. Jude Medical, Inc.*................  7,894      255,923
          Zimmer Holdings, Inc.*.................  2,950      167,324
                                                         ------------
                                                            2,012,197
                                                         ------------
          HOUSEHOLD PRODUCTS - 1.4%
          Clorox Co..............................  1,541       93,955
          Colgate-Palmolive Co...................  7,139      427,626
                                                         ------------
                                                              521,581
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.5%
          3M Co..................................    604       48,785
          General Electric Co.................... 10,479      345,388
          Rockwell Automation, Inc...............  2,275      163,823
                                                         ------------
                                                              557,996
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - 2.9%
       Chubb Corp. (The)............................ 13,544 $    675,846
       Hartford Financial Services Group, Inc. (The)  2,807      237,472
       SAFECO Corp..................................  3,458      194,858
                                                            ------------
                                                               1,108,176
                                                            ------------
       IT CONSULTING & SERVICES - 0.5%
       DST Systems, Inc.*...........................  2,968      176,596
                                                            ------------
       MACHINERY - 4.7%
       Caterpillar, Inc.............................  6,902      514,061
       Deere & Co...................................  6,853      572,157
       PACCAR, Inc..................................  7,031      579,214
       Parker Hannifin Corp.........................  1,287       99,871
                                                            ------------
                                                               1,765,303
                                                            ------------
       MEDIA - 6.6%
       Gannett Co., Inc.............................  5,265      294,471
       McGraw-Hill Cos., Inc........................ 16,658      836,731
       Omnicom Group, Inc...........................  4,662      415,338
       Reed Elsevier NV (ADR)....................... 25,799      773,970
       Walt Disney Co. (The)........................  5,574      167,220
                                                            ------------
                                                               2,487,730
                                                            ------------
       METALS & MINING - 3.1%
       Alcoa, Inc...................................  5,269      170,505
       Inco, Ltd....................................  7,496      493,986
       Rio Tinto Plc (ADR)..........................  2,331      488,834
                                                            ------------
                                                               1,153,325
                                                            ------------
       OFFICE FURNISHING & SUPPLIES - 1.3%
       Canon, Inc. (ADR)............................  6,536      478,893
                                                            ------------
       OIL & GAS - 7.9%
       Apache Corp..................................  4,484      306,033
       Chevron Corp................................. 13,240      821,674
       ConocoPhillips...............................  7,008      459,234
       Exxon Mobil Corp.............................  8,668      531,782
       Occidental Petroleum Corp....................  4,051      415,430
       Pioneer Natural Resources Co.................  6,562      304,543
       Weatherford International, Ltd.*.............  2,690      133,478
                                                            ------------
                                                               2,972,174
                                                            ------------
       PERSONAL PRODUCTS - 0.2%
       Estee Lauder Companies, Inc. - Class A.......  2,370       91,648
                                                            ------------
       PHARMACEUTICALS - 7.3%
       Abbott Laboratories..........................  7,761      338,457
       Barr Pharmaceuticals, Inc.*..................  5,936      283,088
       Bristol-Myers Squibb Co......................  9,957      257,488
       Eli Lilly & Co...............................  5,040      278,561
       Merck & Co., Inc.............................  6,853      249,655
       Novartis AG (ADR)............................  5,556      299,579
       Pfizer, Inc.................................. 10,100      237,047
       Roche Holding AG (ADR).......................  4,028      332,914

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Schering-Plough Corp...................... 19,984 $    380,295
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,362      106,206
                                                           ------------
                                                              2,763,290
                                                           ------------
         RETAIL - MULTILINE - 3.0%
         Costco Wholesale Corp.....................  1,550       88,552
         CVS Corp..................................  6,062      186,103
         Federated Department Stores, Inc..........  7,504      274,646
         Target Corp............................... 11,568      565,328
                                                           ------------
                                                              1,114,629
                                                           ------------
         RETAIL - SPECIALTY - 2.6%
         Barnes & Noble, Inc.......................  3,182      116,143
         GameStop Corp. - Class B*.................  1,351       46,272
         Liz Claiborne, Inc........................  2,585       95,800
         Lowe's Cos., Inc..........................  5,270      319,731
         Nordstrom, Inc............................  7,053      257,434
         Staples, Inc..............................  5,109      124,251
                                                           ------------
                                                                959,631
                                                           ------------
         ROAD & RAIL - 1.2%
         Burlington Northern Santa Fe Corp.........  5,587      442,770
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.9%
         Applied Materials, Inc....................  7,205      117,297
         Freescale Semiconductor, Inc. - Class B*..  2,562       75,323
         Intel Corp................................ 19,944      377,939
         Texas Instruments, Inc.................... 16,761      507,691
                                                           ------------
                                                              1,078,250
                                                           ------------
         SOFTWARE - 1.6%
         Adobe Systems, Inc.*......................  9,665      293,429
         Microsoft Corp............................ 13,940      324,802
                                                           ------------
                                                                618,231
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.1%
         ALLTEL Corp...............................  2,659      169,724
         AT&T, Inc................................. 22,262      620,887
         BellSouth Corp............................ 16,085      582,277
         Verizon Communications, Inc...............  5,199      174,115
                                                           ------------
                                                              1,547,003
                                                           ------------
         TRANSPORTATION - 2.3%
         Norfolk Southern Corp..................... 16,461      876,054
                                                           ------------
         Total Common Stocks
         (Cost $27,537,072)                                  37,020,935
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                      PAR       VALUE
       DESCRIPTION                                  AMOUNT    (NOTE 2)
       -----------------------------------------------------------------

       SHORT-TERM INVESTMENT - 2.1%
       State Street Bank & Trust Co.,, Repurchase
         Agreement, dated 06/30/06 at 1.500% to be
         repurchased at $791,099 on 07/03/06
         collateralized by $810,000 FHLMC 6.000%
         due 06/27/2011 with a value of $810,000.
         (Cost $791,000).......................... $791,000 $   791,000
                                                            -----------

       TOTAL INVESTMENTS - 100.6%
       (Cost $28,328,072)                                    37,811,935

       Other Assets and Liabilities (net) - (0.6%)             (212,847)
                                                            -----------

       TOTAL NET ASSETS - 100.0%                            $37,599,088
                                                            ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 95.6%
          AUTO COMPONENTS - 1.0%
          BorgWarner, Inc.........................  1,740 $    113,274
                                                          ------------
          AUTOMOBILES - 1.3%
          Harley-Davidson, Inc....................  2,530      138,872
                                                          ------------
          BANKS - 5.8%
          City National Corp......................  1,050       68,344
          Hudson City Bancorp, Inc................  7,390       98,509
          Keycorp.................................  3,735      133,265
          Marshall & Ilsley Corp..................  3,130      143,166
          Regions Financial Corp..................  1,585       52,495
          Zions Bancorporation....................  1,705      132,888
                                                          ------------
                                                               628,667
                                                          ------------
          BEVERAGES - 1.9%
          Molson Coors Brewing Co. - Class B......  3,005      203,979
                                                          ------------
          CHEMICALS - 5.7%
          Air Products & Chemicals, Inc...........  2,935      187,605
          Ashland, Inc............................  2,705      180,424
          International Flavors & Fragrances, Inc.  4,080      143,779
          PPG Industries, Inc.....................  1,655      109,230
                                                          ------------
                                                               621,038
                                                          ------------
          COMMERCIAL SERVICES & SUPPLIES - 2.4%
          R. R. Donnelley & Sons Co...............  3,565      113,902
          Republic Services, Inc..................  3,705      149,459
                                                          ------------
                                                               263,361
                                                          ------------
          COMPUTERS & PERIPHERALS - 5.8%
          Dell, Inc.*.............................  5,260      128,397
          NCR Corp.*..............................  6,470      237,061
          Palm, Inc.*.............................  4,920       79,212
          Symbol Technologies, Inc................ 17,390      187,638
                                                          ------------
                                                               632,308
                                                          ------------
          CONTAINERS & PACKAGING - 1.7%
          Ball Corp...............................  5,035      186,496
                                                          ------------
          ELECTRIC UTILITIES - 8.2%
          Allegheny Energy, Inc.*.................  3,285      121,775
          Edison International....................  3,975      155,025
          FirstEnergy Corp........................  2,550      138,235
          NRG Energy, Inc.*.......................  3,305      159,235
          NSTAR...................................  3,200       91,520
          PG&E Corp...............................  3,610      141,801
          PPL Corp................................  2,510       81,073
                                                          ------------
                                                               888,664
                                                          ------------
          ELECTRICAL EQUIPMENT & INSTRUMENTS - 3.5%
          Thomas & Betts Corp.*...................  2,255      115,681
          Xerox Corp.*............................ 18,905      262,969
                                                          ------------
                                                               378,650
                                                          ------------

           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           FINANCIAL - DIVERSIFIED - 7.0%
           BISYS Group, Inc.*...................  7,880 $    107,956
           E*TRADE Financial Corp.*.............  2,800       63,896
           Federated Investors, Inc. - Class B..  4,820      151,830
           Legg Mason, Inc......................    575       57,224
           Mellon Financial Corp................  3,545      122,054
           PNC Financial Services Group, Inc....  2,395      168,057
           TCF Financial Corp...................  3,510       92,840
                                                        ------------
                                                             763,857
                                                        ------------
           FOOD & DRUG RETAILING - 2.4%
           Safeway, Inc......................... 10,180      264,680
                                                        ------------
           FOOD PRODUCTS - 1.6%
           H.J. Heinz Co........................  2,630      108,409
           Wm. Wrigley Jr. Co...................  1,550       70,308
                                                        ------------
                                                             178,717
                                                        ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
           Boston Scientific Corp.*.............  6,630      111,649
                                                        ------------
           HEALTH CARE PROVIDERS & SERVICES - 2.8%
           Laboratory Corp. of America Holdings*  3,045      189,491
           Tenet Healthcare Corp.*..............  8,490       59,260
           Triad Hospitals, Inc.*...............  1,285       50,860
                                                        ------------
                                                             299,611
                                                        ------------
           HOTELS, RESTAURANTS & LEISURE - 2.6%
           Harrah's Entertainment, Inc..........  2,670      190,051
           Royal Caribbean Cruises, Ltd.........  2,480       94,860
                                                        ------------
                                                             284,911
                                                        ------------
           INDUSTRIAL - DIVERSIFIED - 1.3%
           Tyco International, Ltd..............  5,110      140,525
                                                        ------------
           INSURANCE - 11.4%
           Ambac Financial Group, Inc...........    635       51,499
           Aon Corp.............................  3,735      130,053
           Assurant, Inc........................  1,410       68,244
           CIGNA Corp...........................  2,530      249,230
           Genworth Financial, Inc. - Class A...  4,267      148,662
           Platinum Underwriters Holdings, Ltd..  3,390       94,852
           PMI Group, Inc. (The)................  4,385      195,483
           UnumProvident Corp................... 12,295      222,909
           White Mountains Insurance Group, Ltd.    150       73,050
                                                        ------------
                                                           1,233,982
                                                        ------------
           INTERNET SOFTWARE & SERVICES - 1.2%
           Juniper Networks, Inc.*..............  7,900      126,321
                                                        ------------
           MACHINERY - 1.5%
           Deere & Co...........................  1,970      164,475
                                                        ------------
           MEDIA - 4.1%
           Clear Channel Communications, Inc....  8,025      248,374
           Entercom Communications Corp.........  1,690       44,210
           Interpublic Group of Cos., Inc.*..... 18,135      151,427
                                                        ------------
                                                             444,011
                                                        ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         METALS & MINING - 3.0%
         Freeport-McMoRan Copper & Gold,
           Inc. - Class B.......................... 1,170  $     64,830
         Massey Energy Co.......................... 4,840       174,240
         Novelis, Inc.............................. 3,810        82,220
                                                           ------------
                                                                321,290
                                                           ------------
         OIL & GAS - 5.0%
         Hess Corp................................. 2,700       142,695
         Questar Corp.............................. 2,190       176,273
         Tesoro Corp............................... 1,105        82,168
         Transocean, Inc.*.........................   790        63,453
         Weatherford International, Ltd.*.......... 1,525        75,670
                                                           ------------
                                                                540,259
                                                           ------------
         PHARMACEUTICALS - 1.1%
         Shire Plc (ADR)...........................   710        31,403
         Teva Pharmaceutical Industries, Ltd. (ADR) 2,710        85,609
                                                           ------------
                                                                117,012
                                                           ------------
         REAL ESTATE - 2.0%
         Annaly Mortgage Management, Inc. (REIT)... 6,520        83,521
         Host Hotels & Resorts, Inc. (REIT)........ 2,610        57,081
         ProLogis (REIT)........................... 1,550        80,786
                                                           ------------
                                                                221,388
                                                           ------------
         RETAIL - MULTILINE - 2.0%
         CVS Corp.................................. 2,385        73,220
         Federated Department Stores, Inc..........   760        27,816
         J.C. Penney Co., Inc...................... 1,800       121,518
                                                           ------------
                                                                222,554
                                                           ------------
         RETAIL - SPECIALTY - 0.7%
         Abercrombie & Fitch Co. - Class A......... 1,415        78,433
                                                           ------------
         ROAD & RAIL - 1.3%
         CSX Corp.................................. 1,970       138,767
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.6%
         Freescale Semiconductor, Inc. - Class B*.. 5,740       168,756
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
         Cincinnati Bell, Inc.*.................... 3,020        12,382
                                                           ------------
         TOBACCO - 2.2%
         UST, Inc.................................. 5,205       235,214
                                                           ------------
         TRADING COMPANIES & DISTRIBUTORS - 2.4%
         W.W. Grainger, Inc........................ 3,410       256,534
                                                           ------------
         Total Common Stocks
         (Cost $10,331,058)                                  10,380,637
                                                           ------------

      -------------------------------------------------------------------
      SECURITY                                      PAR        VALUE
      DESCRIPTION                                  AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 5.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 1.50% to be
        repurchased at $583,073 on 07/03/06
        collateralized by 595,000 FHLMC 6.00%
        due 06/27/11 with a value of
        $595,000
        (Cost $583,000).......................... $ 583,000 $    583,000
                                                            ------------

      TOTAL INVESTMENTS - 101.0%
      (Cost $10,914,058)                                      10,963,637

      Other Assets and Liabilities (net) - (1.0%)               (107,950)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 10,855,687
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corp.

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 97.6%
         AEROSPACE & DEFENSE - 0.1%
         Triumph Group, Inc.*(a)..................    623 $     29,904
                                                          ------------
         AIR FREIGHT & LOGISTICS - 0.1%
         ABX Air, Inc.*...........................  4,458       26,926
                                                          ------------
         AIRLINES - 1.2%
         Alaska Air Group, Inc.*..................  4,059      160,006
         ExpressJet Holdings, Inc.*(a)............ 47,609      328,978
         World Air Holdings, Inc.*................  1,697       14,577
                                                          ------------
                                                               503,561
                                                          ------------
         AUTO COMPONENTS - 1.8%
         Noble International, Ltd.(a).............  1,819       26,048
         Tenneco Automotive, Inc.*(a)............. 28,767      747,942
         Visteon Corp.*...........................  3,452       24,889
                                                          ------------
                                                               798,879
                                                          ------------
         AUTOMOBILES - 2.2%
         Autoliv, Inc............................. 16,943      958,466
                                                          ------------
         BANKS - 2.6%
         Anchor BanCorp Wisconsin, Inc............  1,761       53,129
         Center Financial Corp.(a)................    461       10,898
         City Holding Co..........................  1,148       41,489
         Corus Bankshares, Inc.(a)................ 24,656      645,494
         First Regional Bancorp.*.................    122       10,736
         Independent Bank Corp.(a)................  1,422       37,399
         IndyMac Bancorp, Inc.(a).................  3,800      174,230
         Lakeland Financial Corp.(a)..............    200        4,858
         Provident Financial Holdings, Inc.(a)....    402       12,060
         R&G Financial Corp. - Class B(a)......... 14,569      125,148
         Republic Bancorp, Inc. - Class A(a)......    392        8,075
         Southwest Bancorp of Oklahoma, Inc.......    799       20,374
                                                          ------------
                                                             1,143,890
                                                          ------------
         BIOTECHNOLOGY - 0.1%
         ArQule, Inc.*(a).........................  2,208       12,453
         Charles River Laboratories International,
           Inc.*(a)...............................    158        5,815
         Diversa Corp.*(a)........................  3,550       34,293
         Incyte Corp.*(a).........................  2,667       12,268
                                                          ------------
                                                                64,829
                                                          ------------
         BUILDING PRODUCTS - 0.8%
         Builders FirstSource, Inc.*(a)...........  1,820       37,055
         Huttig Building Producs, Inc.*(a)........  1,808       14,645
         Louisiana - Pacific Corp.................  9,600      210,240
         Universal Forest Products, Inc.(a).......  1,503       94,283
                                                          ------------
                                                               356,223
                                                          ------------
         CHEMICALS - 0.5%
         NewMarket Corp...........................  4,316      211,743
                                                          ------------

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                           SHARES    (NOTE 2)
           ----------------------------------------------------------

           COMMERCIAL SERVICES & SUPPLIES - 2.8%
           Adaptec, Inc.*(a)....................   5,945 $     25,801
           Brightpoint, Inc.*(a)................     664        8,984
           Consolidated Graphics, Inc.*.........   2,373      123,538
           Darling International, Inc.*.........   4,064       18,410
           Labor Ready, Inc.*(a)................   9,675      219,139
           Rent-A-Center, Inc.*.................  23,017      572,203
           Spherion Corp.*......................   2,300       20,976
           StarTek, Inc.(a).....................   1,900       28,405
           Steelcase, Inc. - Class A(a).........   6,930      113,998
           TeleTech Holdings, Inc.*(a)..........   7,483       94,735
                                                         ------------
                                                            1,226,189
                                                         ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 2.2%
           Brocade Communications Systems, Inc.* 139,633      857,347
           Methode Electronics, Inc.............   3,744       39,350
           NETGEAR, Inc.*(a)....................     556       12,037
           UTStarcom, Inc.*.....................   7,957       61,985
                                                         ------------
                                                              970,719
                                                         ------------
           COMPUTERS & PERIPHERALS - 0.4%
           Catapult Communications Corp.*(a)....   2,243       24,449
           MTS Systems Corp.....................     700       27,657
           Systemax, Inc.*(a)...................   2,477       19,321
           TTM Technologies, Inc.*..............   7,120      103,026
                                                         ------------
                                                              174,453
                                                         ------------
           CONTAINERS & PACKAGING - 0.0%
           Graphic Packaging Corp.*(a)..........   2,629        9,964
                                                         ------------
           EDUCATION - 1.8%
           Career Education Corp.*..............  26,144      781,444
                                                         ------------
           ELECTRIC SERVICES - 0.2%
           Alliant Energy Corp.(a)..............     574       19,688
           Black Hills Corp.(a).................   2,087       71,647
           Puget Energy, Inc....................     424        9,107
                                                         ------------
                                                              100,442
                                                         ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
           Analogic Corp.(a)....................   1,620       75,508
           Checkpoint Systems, Inc.*............   3,690       81,955
           Greatbatch, Inc.*(a).................   1,900       44,840
           Stoneridge, Inc.*....................   2,270       18,841
                                                         ------------
                                                              221,144
                                                         ------------
           ENERGY EQUIPMENT & SERVICES - 0.2%
           Energen Corp.........................     198        7,605
           TransMontaigne, Inc.*................   6,669       74,760
                                                         ------------
                                                               82,365
                                                         ------------
           FINANCIAL SERVICES - 5.2%
           Accredited Home Lenders Holding Co.*.   7,240      346,144
           Asset Acceptance Capital Corp.*......   1,632       32,314
           ASTA Funding, Inc.(a)................   2,530       94,749
           CBIZ, Inc.*(a).......................   1,927       14,279

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          FINANCIAL SERVICES - CONTINUED
          CompuCredit Corp.*(a)................... 12,400 $    476,656
          Delphi Financial Group - Class A........  4,725      171,801
          Eaton Vance Corp........................  8,402      209,714
          FirstFed Financial Corp.*(a)............ 14,306      825,027
          Student Loan Corp.(a)...................     13        2,626
          Triad Guaranty, Inc.*(a)................    788       38,517
          World Acceptance Corp.*.................  2,260       80,275
                                                          ------------
                                                             2,292,102
                                                          ------------
          FOOD RETAILERS - 0.9%
          American Italian Pasta Co. - Class A(a).  2,300       19,688
          Dominos Pizza, Inc...................... 14,267      352,966
          Ingles Markets, Inc.(a).................    884       15,028
                                                          ------------
                                                               387,682
                                                          ------------
          GAS UTILITIES - 0.1%
          Northwest Natural Gas Co.(a)............  1,082       40,066
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
          Applera Corp. - Applied Biosystems Group 13,900      449,665
          Bausch & Lomb, Inc.(a)..................  1,300       63,752
          Candela Corp.*..........................    964       15,289
          EPIX Pharmaceuticals, Inc.*(a)..........  4,900       21,315
          Hillenbrand Industries, Inc.(a).........  2,171      105,294
          Immucor, Inc.*.......................... 11,620      223,453
          Medical Action Industries, Inc.*........    556       12,282
          Respironics, Inc.*......................  8,044      275,266
          Varian, Inc.*...........................  1,300       53,963
                                                          ------------
                                                             1,220,279
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 2.5%
          Alderwoods Group, Inc.*.................  5,933      115,456
          American Dental Partners, Inc.*(a)......    697       10,636
          Manor Care, Inc.(a)..................... 19,150      898,518
          Odyssey Healthcare, Inc.*(a)............  2,826       49,653
                                                          ------------
                                                             1,074,263
                                                          ------------
          HOTELS, RESTAURANTS & LEISURE - 0.2%
          Denny's Corp.*(a)....................... 10,431       38,491
          Dover Downs Gaming & Entertainment, Inc.  1,500       29,460
          Luby's, Inc.*...........................  3,033       31,634
                                                          ------------
                                                                99,585
                                                          ------------
          HOUSEHOLD DURABLES - 0.3%
          Blout International, Inc.*(a)...........  1,824       21,925
          Hooker Furniture Corp.(a)...............    200        3,354
          Kimball International, Inc. - Class B...  2,313       45,589
          Select Comfort Corp.*(a)................  1,704       39,141
                                                          ------------
                                                               110,009
                                                          ------------
          HOUSEHOLD PRODUCTS - 0.2%
          Blyth, Inc..............................  5,225       96,454
                                                          ------------
          INDUSTRIAL - DIVERSIFIED - 0.3%
          Chemed Corp.(a).........................  2,758      150,394
                                                          ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL CONGLOMERATES - 0.7%
       Teleflex, Inc.................................  5,600 $    302,512
                                                             ------------
       INSURANCE - 10.2%
       Affirmative Insurance Holdings, Inc.(a).......  1,121       17,544
       American Equity Investment Life Holding Co.(a)  2,314       24,667
       American Physicians Capital, Inc.*(a).........  1,307       68,735
       AmerUs Group Co............................... 14,146      828,248
       CNA Surety Corp.*(a)..........................    700       12,096
       Commerce Group, Inc. (The)....................  6,294      185,925
       Direct General Corp.(a).......................  1,657       28,036
       FPIC Insurance Group, Inc.*...................    409       15,849
       HCC Insurance Holdings, Inc................... 25,898      762,437
       Infinity Property & Casualty Corp.............  2,342       96,022
       IPC Holdings, Ltd.............................     98        2,417
       Midland Co. (The)(a)..........................    700       26,586
       National Interstate Corp.(a)..................    607       16,462
       Presidential Life Corp........................    200        4,916
       Radian Group, Inc............................. 13,338      824,022
       Selective Insurance Group, Inc................  1,500       83,805
       StanCorp Financial Group, Inc.................  4,200      213,822
       W.R. Berkley Corp............................. 25,692      876,868
       Zenith National Insurance Corp................  8,774      348,064
                                                             ------------
                                                                4,436,521
                                                             ------------
       INTERNET SOFTWARE & SERVICES - 3.0%
       Acxiom Corp................................... 18,506      462,650
       AMICAS, Inc.*(a)..............................  6,122       19,774
       Blair Corp....................................    219        6,515
       Digitas, Inc.*................................  5,400       62,748
       SonicWALL, Inc.*..............................  7,127       64,072
       United Online, Inc.(a)........................ 41,400      496,800
       Websense, Inc.*(a)............................  8,778      180,300
                                                             ------------
                                                                1,292,859
                                                             ------------
       IT CONSULTING & SERVICES - 0.2%
       Agilysys, Inc.................................  1,565       28,170
       Tyler Technologies, Inc.*(a)..................  3,700       41,440
                                                             ------------
                                                                   69,610
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 1.9%
       Arctic Cat, Inc.(a)...........................  3,051       59,525
       Hasbro, Inc................................... 39,537      716,015
       JAKKS Pacific, Inc.*(a).......................  1,704       34,233
       Marine Products Corp.(a)......................    871        8,475
       Maritrans, Inc.(a)............................    879       21,887
                                                             ------------
                                                                  840,135
                                                             ------------
       MACHINERY - 0.8%
       Advanced Energy Industries, Inc.*.............  1,791       23,713
       Albany International Corp. - Class A(a).......  1,907       80,838
       Applied Industrial Technologies, Inc..........  2,802       68,117
       Cascade Corp.(a)..............................  4,017      158,872
                                                             ------------
                                                                  331,540
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          MEDIA - 0.2%
          Sinclair Broadcast Group, Inc. - Class A 11,700 $    100,152
                                                          ------------
          METALS & MINING - 5.3%
          A. M. Castle & Co.(a)...................  2,772       89,397
          AK Steel Holding Corp.*(a).............. 24,821      343,274
          Brush Engineered Materials, Inc.*(a)....  3,151       65,698
          NS Group, Inc.*.........................    294       16,194
          Quanex Corp.(a)......................... 16,744      721,164
          Shiloh Industries, Inc.*................    756       11,370
          Steel Dynamics, Inc.(a)................. 16,101    1,058,480
                                                          ------------
                                                             2,305,577
                                                          ------------
          OIL & GAS - 6.9%
          Atwood Oceanics, Inc.*(a)...............  1,070       53,072
          Cabot Oil & Gas Corp....................    523       25,627
          Callon Petroleum Co.*...................  2,927       56,608
          Georgia Gulf Corp.(a)................... 28,230      706,315
          Giant Industries, Inc.*(a)..............  9,600      638,880
          Harvest Natural Resources, Inc.*(a).....  6,395       86,588
          Parker Drilling Co.*(a)................. 85,054      610,688
          Petroleum Development Corp.*............  2,314       87,238
          St. Mary Land & Exploration Co.(a)......    900       36,225
          Todco - Class A*(a)..................... 17,178      701,721
                                                          ------------
                                                             3,002,962
                                                          ------------
          PAPER & FOREST PRODUCTS - 0.0%
          BlueLinx Holdings, Inc.(a)..............  1,245       16,222
                                                          ------------
          PERSONAL PRODUCTS - 0.9%
          Chattem, Inc.*(a).......................  9,003      273,421
          Nu Skin Enterprises, Inc. - Class A(a)..  9,046      134,333
                                                          ------------
                                                               407,754
                                                          ------------
          PHARMACEUTICALS - 5.5%
          Albany Molecular Research, Inc.*........  5,585       59,648
          Alpharma, Inc. - Class A................ 10,886      261,699
          Connetics Corp.*(a).....................  2,500       29,400
          Endo Pharmaceuticals Holdings, Inc.*....  4,112      135,614
          Enzon Pharmaceuticals, Inc.*(a).........  3,899       29,398
          King Pharmaceuticals, Inc.*(a).......... 35,880      609,960
          Medicis Pharmaceutical
            Corp. - Class A(a)....................  3,903       93,672
          Mylan Laboratories, Inc.(a)............. 13,095      261,900
          Regeneron Pharmaceuticals, Inc.*........  6,063       77,728
          Savient Pharmaceuticals, Inc.*(a)....... 12,000       63,000
          Watson Pharmaceuticals, Inc.*........... 33,922      789,704
                                                          ------------
                                                             2,411,723
                                                          ------------
          REAL ESTATE - 6.3%
          Anthracite Capital, Inc. (REIT).........  4,473       54,392
          CBL & Associates Properties, Inc. (REIT) 19,757      769,140
          Commercial Net Lease Realty.............  4,168       83,152
          Correctional Properties Trust (REIT)....  1,400       34,650
          Equity Inns, Inc. (REIT)(a)............. 27,162      449,803

           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           REAL ESTATE - CONTINUED
           FelCor Lodging Trust, Inc. (REIT)(a). 11,060 $    240,444
           Hospitality Properties Trust (REIT)..  3,210      140,983
           Innkeepers USA Trust (REIT)(a).......  2,574       44,479
           LTC Properties, Inc. (REIT)(a).......  3,914       87,478
           National Health Investors,
             Inc. (REIT)(a).....................  9,539      256,504
           Nationwide Health Properties,
             Inc. (REIT)(a).....................  8,930      201,014
           OMEGA Healthcare Investors,
             Inc. (REIT)(a).....................  8,416      111,259
           RAIT Investment Trust (REIT)(a)......  9,933      290,043
                                                        ------------
                                                           2,763,341
                                                        ------------
           RETAIL - MULTILINE - 0.3%
           Bon-Ton Stores, Inc. (The)(a)........  2,197       48,070
           Retail Ventures, Inc.*...............  3,583       63,849
                                                        ------------
                                                             111,919
                                                        ------------
           RETAIL - SPECIALTY - 7.8%
           Borders Group, Inc.(a)...............  3,183       58,758
           Buckle, Inc. (The)(a)................  2,140       89,602
           Cato Corp. (The) - Class A(a)........ 15,663      404,889
           CSK Auto Corp.*(a)...................  2,796       33,468
           CSS Industries, Inc..................    747       21,476
           Escala Group, Inc.*(a)...............  1,166        5,457
           Genesco, Inc.*(a)....................    914       30,957
           Payless ShoeSource, Inc.*............ 13,705      372,365
           SUPERVALU, Inc....................... 26,866      824,786
           Timberland Co. (The) - Class A*...... 21,079      550,162
           Too, Inc.*...........................  4,142      159,011
           Toro Co. (The).......................  6,879      321,249
           Wilsons The Leather Experts, Inc.*(a)  1,479        6,079
           Yankee Candle Co., Inc. (The)........ 21,681      542,242
                                                        ------------
                                                           3,420,501
                                                        ------------
           ROAD & RAIL - 0.3%
           Arkansas Best Corp.(a)...............  2,932      147,216
                                                        ------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.9%
           Emulex Corp.*........................ 54,502      886,748
           IXYS Corp.*..........................  4,705       45,168
           Lam Research Corp.*..................  6,663      310,629
           Netlogic Microsystems, Inc.*(a)......    653       21,059
           OmniVision Technologies, Inc.*(a).... 11,717      247,463
           PortalPlayer, Inc.*(a)...............  9,186       90,115
           TriQuint Semiconductor, Inc.*(a)..... 23,100      103,026
                                                        ------------
                                                           1,704,208
                                                        ------------
           SOFTWARE - 8.4%
           Ansoft Corp.*........................  2,004       41,042
           Aspen Technology, Inc.*(a)...........  5,398       70,822
           BMC Software, Inc.*.................. 44,810    1,070,959
           Citrix Systems, Inc.*................ 27,782    1,115,169

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          SOFTWARE - CONTINUED
          EPIQ Systems, Inc.*(a)..................  1,495 $     24,877
          Hyperion Solutions Corp.*............... 14,994      413,834
          Magma Design Automation, Inc.*(a).......  2,701       19,852
          MicroStrategy, Inc. - Class A*(a).......  8,837      861,784
          SPSS, Inc.*.............................  2,068       66,466
                                                          ------------
                                                             3,684,805
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.4%
          ADTRAN, Inc.............................  6,025      135,141
          Broadwing Corp.*........................  7,533       77,966
          CenturyTel, Inc......................... 15,469      574,673
          Cincinnati Bell, Inc.*..................  8,000       32,800
          Premiere Global Services, Inc.*(a)...... 19,945      150,585
          TALK America Holdings, Inc.*(a).........  5,546       34,330
          Tekelec*(a).............................  3,814       47,103
                                                          ------------
                                                             1,052,598
                                                          ------------
          TEXTILES, APPAREL & LUXURY GOODS - 2.4%
          Columbia Sportswear Co.*(a).............  8,032      363,528
          DHB Industries, Inc.*(a)................ 20,789       25,986
          Kellwood Co.(a).........................  1,676       49,057
          Wolverine World Wide, Inc............... 26,250      612,413
                                                          ------------
                                                             1,050,984
                                                          ------------
          TRANSPORTATION - 0.2%
          Hub Group, Inc. - Class A*..............  3,970       97,384
                                                          ------------
          Total Common Stocks
          (Cost $38,386,144)                                42,682,498
                                                          ------------

          INVESTMENT COMPANY SECURITIES - 2.1%
          iShares Russell 2000 Index Fund(a)......  7,044      506,463
          iShares Russell Midcap Growth Index Fund  1,023       98,126
          iShares Russell Midcap Value Index Fund.  1,119      147,898
          Midcap SPDR Trust Series I(a)...........  1,210      168,396
                                                          ------------
          Total Investment Company Securities
          (Cost $911,397)                                      920,883
                                                          ------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 26.2%
      Bank of America Securities, Repurchase
        Agreement, dated 6/30/06 at 2.050%
        to be repurchased at $197,085 on
        7/3/06 collateralized by $200,000
        FNMA 5.250% due 7/10/30 with a
        value of $199,100...................... $   197,000 $    197,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  11,233,578   11,233,578
                                                            ------------
      Total Short-Term Investments
      (Cost $11,430,578)                                      11,430,578
                                                            ------------

      TOTAL INVESTMENTS - 125.9%
      (Cost $50,728,119)                                      55,033,959

      Other Assets and Liabilities (net) - (25.9%)           (11,324,256)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 43,709,703
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 87.5%
        BIOTECHNOLOGY - 1.7%
        Gilead Sciences, Inc.*..................    71,190 $   4,211,600
                                                           -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 9.8%
        Ciena Corp.*(a)......................... 1,348,180     6,484,746
        Cisco Systems, Inc.*....................   411,000     8,026,830
        Comverse Technology, Inc.*..............   462,360     9,140,857
                                                           -------------
                                                              23,652,433
                                                           -------------
        COMPUTERS & PERIPHERALS - 6.0%
        Apple Computer, Inc.*...................   107,720     6,152,966
        Focus Media Holding Ltd.*(a)............    10,780       702,425
        Hewlett-Packard Co......................       860        27,245
        Matsushita Electric Industrial Co., Ltd.    61,000     1,290,063
        Network Appliance, Inc.*................   122,480     4,323,544
        Seagate Technology*.....................    85,100     1,926,128
                                                           -------------
                                                              14,422,371
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
        Samsung Electronics Co., Ltd. (GDR)
          (144A)(b).............................     1,550       487,087
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 6.3%
        Baker Hughes, Inc.......................    29,570     2,420,304
        Cameron International Corp.*............    40,380     1,928,953
        Energy Conversion Devices, Inc.*(a).....    90,410     3,293,636
        National-Oilwell Varco, Inc.*...........    20,100     1,272,732
        Schlumberger, Ltd.......................    52,060     3,389,627
        Suntech Power Holdings Co., Ltd.
          (ADR)*(a).............................   101,070     2,855,227
                                                           -------------
                                                              15,160,479
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
        Conor Medsystems, Inc.*(a)..............    27,500       758,725
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 16.6%
        CheckFree Corp.*........................   106,300     5,268,228
        Ctrip.com International, Ltd. (ADR)(a)..    73,300     3,741,965
        Google, Inc. - Class A*.................    34,020    14,265,607
        SINA Corp.*(a)..........................    21,300       532,074
        Symantec Corp.*.........................   150,520     2,339,081
        Tencent Holdings, Ltd................... 3,600,000     7,560,502
        Yahoo Japan Corp........................        20        10,563
        Yahoo!, Inc.*...........................   193,000     6,369,000
                                                           -------------
                                                              40,087,020
                                                           -------------
        IT CONSULTING & SERVICES - 3.5%
        Cognizant Technology Solutions
          Corp. - Class A*......................   126,390     8,514,894
                                                           -------------
        MEDIA - 0.8%
        Dreamworks Animation SKG,
          Inc. - Class A*(a)....................    82,050     1,878,945
                                                           -------------
        OIL & GAS - 3.8%
        Diamond Offshore Drilling, Inc.(a)......    26,030     2,184,698

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - CONTINUED
       Halliburton Co...........................    32,570 $   2,417,020
       Valero Energy Corp.......................    39,930     2,656,143
       Weatherford International, Ltd.*.........    38,880     1,929,226
                                                           -------------
                                                               9,187,087
                                                           -------------
       PHARMACEUTICALS - 2.6%
       Celgene Corp.*...........................   133,570     6,335,225
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.9%
       Chartered Semiconductor Manufacturing
         (ADR)*.................................     3,000        26,100
       Chartered Semiconductor Manufacturing,
         Ltd.*.................................. 8,000,000     6,927,702
       Elpida Memory, Inc.*.....................    23,600       892,512
       Fairchild Semiconductor International,
         Inc.*..................................   129,030     2,344,475
       Marvell Technology Group, Ltd.*..........    81,520     3,613,782
       Micron Technology, Inc.*.................   207,780     3,129,167
       NVIDIA Corp.*............................    87,500     1,888,329
       QLogic Corp.*............................   302,690     5,218,375
                                                           -------------
                                                              24,040,442
                                                           -------------
       SOFTWARE - 17.2%
       Adobe Systems, Inc.*.....................       790        23,984
       Autodesk, Inc.*..........................   157,000     5,410,220
       Cerner Corp.*(a).........................   169,570     6,292,743
       Citrix Systems, Inc.*....................   137,800     5,531,292
       Cognos, Inc.*(a).........................   126,620     3,602,339
       Mercury Interactive Corp.*...............   103,600     3,622,892
       Nintendo Co., Ltd........................    38,000     6,393,763
       Red Hat, Inc.*(a)........................   459,000    10,740,600
       Salesforce.com, Inc.*(a).................       310         8,265
                                                           -------------
                                                              41,626,098
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 7.0%
       Amdocs, Ltd.*............................   314,940    11,526,804
       Qwest Communications International, Inc.*   657,000     5,315,130
                                                           -------------
                                                              16,841,934
                                                           -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.8%
       American Tower Corp. - Class A*..........       800        24,896
       NII Holdings, Inc.*......................    79,500     4,482,210
                                                           -------------
                                                               4,507,106
                                                           -------------
       Total Common Stocks
       (Cost $199,577,943)                                   211,711,446
                                                           -------------

       WARRANTS - 3.5%
       Merrill Lynch Call, Expire 02/19/09...... 6,134,810     4,032,067
       Merrill Lynch International Co., Expire
         02/08/11...............................   105,530     2,487,129
       Merrill Lynch International Co., Expire
         1/17/10................................   335,100     2,072,869
                                                           -------------
       Total Warrants
       (Cost $8,259,943)                                       8,592,065
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      EQUITY OPTION - 1.3%
      Hewlett Packard Calls, Expire 01/20/07
        (Cost $1,848,079)......................     386,000 $  3,049,400
                                                            ------------
      SHORT-TERM INVESTMENTS - 24.8%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 3.400%
        to be repurchased at $28,380,039 on
        07/03/06 collateralized by
        $30,190,000 FNMA 3.250% due
        02/15/09 with a value of
        $28,939,953............................ $28,372,000   28,372,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).....................  31,522,763   31,522,763
                                                            ------------
      Total Short-Term Investments
      (Cost $59,894,763)                                      59,894,763
                                                            ------------

      TOTAL INVESTMENTS - 117.1%
      (Cost $269,580,728)                                    283,247,674

      Other Assets and Liabilities (net) - (17.1%)           (41,412,858)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $241,834,816
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.20% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

GDR - Global Depositary Receipt

                                                 STRIKE NUMBER OF
    CALL OPTIONS                      EXPIRATION PRICE  CONTRACTS   VALUE
    ------------------------------------------------------------------------
    Hewlett Packard Co.               08/19/2006 $32.50  (1,930)  $(250,900)
    CTRP.Com International LTD (ADR)  09/16/2006  55.00    (366)   (104,587)
                                                                  ---------
    (Written Option Premium $287,906)                             $(355,487)
                                                                  =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 83.2%
      AEROSPACE & DEFENSE - 0.6%
      Herley Industries, Inc.*(a)..............   669,816 $     7,508,637
                                                          ---------------
      AUTO COMPONENTS - 6.0%
      American Axle & Manufacturing Holdings,
        Inc.(a)................................ 1,013,184      17,335,578
      Bandag, Inc.(a)..........................   664,573      24,316,726
      Superior Industries International,
        Inc.(a)................................ 1,705,654      31,196,412
                                                          ---------------
                                                               72,848,716
                                                          ---------------
      BANKS - 3.0%
      Brookline Bancorp, Inc.(a)...............   828,861      11,413,416
      Investors Bancorp, Inc.*.................    98,650       1,336,708
      Kearny Financial Corp.(a)................   204,000       3,019,200
      NewAlliance Bancshares, Inc.(a).......... 1,111,362      15,903,590
      Rockville Financial, Inc.*(a)............   138,034       2,031,860
      Wauwatosa Holdings, Inc.*(a).............   118,600       2,023,316
                                                          ---------------
                                                               35,728,090
                                                          ---------------
      CHEMICALS - 1.4%
      Agrium, Inc..............................   716,600      16,639,452
                                                          ---------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 4.8%
      CommScope, Inc.*(a)......................   648,200      20,366,444
      Comverse Technology, Inc.*(a)............   296,150       5,854,886
      Sycamore Networks, Inc.*(a).............. 5,240,034      21,274,538
      Tellabs, Inc.*(a)........................   756,901      10,074,352
                                                          ---------------
                                                               57,570,220
                                                          ---------------
      COMPUTERS & PERIPHERALS - 1.9%
      Electronics for Imaging, Inc.*(a)........   421,098       8,792,526
      Ingram Micro, Inc. - Class A*(a).........   465,450       8,438,609
      Lexmark International, Inc. - Class A*(a)   105,400       5,884,482
                                                          ---------------
                                                               23,115,617
                                                          ---------------
      ELECTRICAL EQUIPMENT & SERVICES - 3.3%
      American Power Conversion Corp.(a).......   431,217       8,404,419
      Coherent, Inc.*(a).......................   279,328       9,421,734
      Credence Systems Corp.*(a)............... 1,185,858       4,150,503
      Electro Scientific Industries, Inc.*(a).. 1,027,483      18,484,419
                                                          ---------------
                                                               40,461,075
                                                          ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
      AVX Corp.(a).............................   663,000      10,468,770
      Bel Fuse, Inc. - Class A(a)..............   117,817       3,198,732
      Bel Fuse, Inc. - Class B(a)..............    59,277       1,944,878
      Park Electrochemical Corp.(a)............   383,700       9,880,275
      Synopsys, Inc.*..........................   332,436       6,239,824
                                                          ---------------
                                                               31,732,479
                                                          ---------------
      FINANCIAL SERVICES - 2.0%
      Ichiyoshi Securities Co., Ltd............   481,700       7,325,501
      Leucadia National Corp.(a)...............   389,100      11,357,829
      Westwood Holdings Group, Inc.............   278,425       5,234,390
                                                          ---------------
                                                               23,917,720
                                                          ---------------

        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FOOD PRODUCTS - 0.5%
        Industrias Bachoco, S.A. (ADR)(a).....   329,100 $     6,019,239
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.5%
        Cross Country Healthcare, Inc.*(a)....   346,000       6,293,740
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 0.8%
        Vail Resorts, Inc.*(a)................   264,000       9,794,400
                                                         ---------------
        HOUSEHOLD DURABLES - 4.2%
        Cavco Industries, Inc.*...............   302,326      13,435,367
        Coachmen Industries, Inc.(a).......... 1,072,800      12,809,232
        Haverty Furniture Cos, Inc.(a)........   471,678       7,400,628
        Skyline Corp.(a)......................   269,000      11,507,820
        Stanley Furniture Co., Inc.(a)........   224,389       5,378,604
                                                         ---------------
                                                              50,531,651
                                                         ---------------
        INDUSTRIAL - DIVERSIFIED - 1.1%
        Trinity Industries, Inc.(a)...........   338,400      13,671,360
                                                         ---------------
        INSURANCE - 6.1%
        Arch Capital Group, Ltd.*.............   180,974      10,760,714
        Brit Insurance Holdings Plc........... 1,343,039       6,532,180
        E-L Financial Corp....................    24,255      13,595,852
        FBL Financial Group, Inc. - Class A(a)   277,500       8,991,000
        Montpelier Re Holdings, Ltd.(a)....... 1,107,900      19,155,591
        National Western Life Insurance
          Co. - Class A(a)....................    22,959       5,502,124
        Phoenix Cos., Inc. (The)(a)...........   639,300       9,001,344
                                                         ---------------
                                                              73,538,805
                                                         ---------------
        LEISURE EQUIPMENT & PRODUCTS - 3.0%
        JAKKS Pacific, Inc.*(a)...............   553,036      11,110,493
        Leapfrog Enterprises, Inc.*(a)........ 2,146,200      21,676,620
        Russ Berrie & Co., Inc.(a)............   336,290       4,122,916
                                                         ---------------
                                                              36,910,029
                                                         ---------------
        MACHINERY - 1.3%
        Alamo Group, Inc.(a)..................   457,400       9,628,270
        Lindsay Manufacturing Co.(a)..........   242,100       6,565,752
                                                         ---------------
                                                              16,194,022
                                                         ---------------
        MEDIA - 0.4%
        Journal Communications,
          Inc. - Class A(a)...................   444,417       4,995,247
                                                         ---------------
        METALS & MINING - 0.9%
        Fording Canadian Coal Trust(a)........   346,700      10,990,390
                                                         ---------------
        OIL & GAS - 16.9%
        Cimarex Energy Co.(a).................   788,579      33,908,897
        Comstock Resources, Inc.*(a)..........   888,967      26,544,555
        Maverick Tube Corp.*(a)...............   533,200      33,692,908
        Pogo Producing Co.(a).................   770,000      35,497,000
        St. Mary Land & Exploration Co.(a)....   598,203      24,077,671
        Tidewater, Inc.(a)....................   361,900      17,805,480
        Whiting Petroleum Corp.*(a)...........   630,273      26,389,530
        Willbros Group, Inc.*(a)..............   377,100       7,142,274
                                                         ---------------
                                                             205,058,315
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - 3.3%
      Canfor Corp.*............................. 2,217,500 $    25,854,260
      Deltic Timber Corp.(a)....................    83,771       4,722,171
      TimberWest Forest Corp....................   772,200       9,931,254
                                                           ---------------
                                                                40,507,685
                                                           ---------------
      PHARMACEUTICALS - 1.2%
      PAREXEL International Corp.*(a)...........   281,481       8,120,727
      Pharmaceutical Product Development,
        Inc.(a).................................   172,350       6,052,932
                                                           ---------------
                                                                14,173,659
                                                           ---------------
      REAL ESTATE - 8.4%
      Avatar Holdings, Inc.*(a).................    90,500       5,155,785
      BIL International, Ltd.................... 8,556,000       7,561,980
      Brookfield Asset Management,
        Inc. - Class A(a).......................   367,500      14,927,850
      Forest City Enterprises, Inc. - Class A(a)   403,000      20,113,730
      Jones Lang LaSalle, Inc.(a)...............    34,727       3,040,349
      Origen Financial, Inc. (REIT)(a)..........   861,965       5,533,815
      PS Business Parks, Inc. (REIT)(a).........    61,200       3,610,800
      St. Joe Co. (The)(a)......................   433,400      20,170,436
      Trammell Crow Co.*(a).....................   601,900      21,168,823
                                                           ---------------
                                                               101,283,568
                                                           ---------------
      RETAIL - SPECIALTY - 1.3%
      Buckle, Inc. (The)(a).....................   189,700       7,942,739
      Sears Holdings Corp.*(a)..................    47,400       7,339,416
                                                           ---------------
                                                                15,282,155
                                                           ---------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
      GSI Group, Inc.*.......................... 1,064,217       9,141,624
                                                           ---------------
      SOFTWARE - 1.6%
      Borland Software Corp.*(a)................ 2,515,319      13,280,884
      Sybase, Inc.*(a)..........................   329,176       6,386,015
                                                           ---------------
                                                                19,666,899
                                                           ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
      IDT Corp. - Class B*(a)...................   965,600      13,315,624
                                                           ---------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      K-Swiss, Inc. - Class A(a)................   721,082      19,252,889
                                                           ---------------
      TRADING COMPANIES & DISTRIBUTORS - 1.1%
      Handleman Co.(a).......................... 1,593,919      12,990,440
                                                           ---------------
      TRANSPORTATION - 1.5%
      Alexander & Baldwin, Inc.(a)..............   400,781      17,742,575
                                                           ---------------
      Total Common Stocks
      (Cost $802,119,553)                                    1,006,876,322
                                                           ---------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 38.9%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $47,762,990 on
       07/03/06 collateralized by
       $50,000,000 FHLB 4.000%
       due 06/13/08 with a value of
       $48,704,450............................ $ 47,749,461 $   47,749,461
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $8,464,867 on
       07/03/06 collateralized by
       $8,495,000 FNMA 6.000% due
       05/15/08 with a value of
       $8,631,719.............................    8,462,469      8,462,469
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $145,351,241 on
       07/03/06 collateralized by
       $153,100,000 FNMA 3.250% due
       08/15/08 with a value of
       $148,219,938...........................  145,310,070    145,310,070
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  270,013,596    270,013,596
                                                            --------------
     Total Short-Term Investments
     (Cost $471,535,596)                                       471,535,596
                                                            --------------

     TOTAL INVESTMENTS - 122.1%
     (Cost $1,273,655,149)                                   1,478,411,918

     Other Assets and Liabilities (net) - (22.1%)             (267,982,834)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,210,429,084
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. In addition to this, collateral was received consisting of securities with a market value of $2,194,962.

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 95.0%
          AEROSPACE & DEFENSE - 2.9%
          Alliant Techsystems, Inc.*(a)........  73,000 $   5,573,550
          Goodrich Corp........................ 166,000     6,688,140
          Rockwell Collins, Inc................ 197,000    11,006,390
                                                        -------------
                                                           23,268,080
                                                        -------------
          AIRLINES - 1.1%
          Southwest Airlines Co................ 556,000     9,101,720
                                                        -------------
          AUTOMOTIVE - 1.4%
          CarMax, Inc.*(a)..................... 110,000     3,900,600
          Oshkosh Truck Corp................... 150,000     7,128,000
                                                        -------------
                                                           11,028,600
                                                        -------------
          BANKS - 0.2%
          SVB Financial Group*(a)..............  30,000     1,363,800
                                                        -------------
          BEVERAGES - 0.3%
          Cott Corp.*(a)....................... 208,000     2,716,480
                                                        -------------
          BIOTECHNOLOGY - 1.0%
          Gilead Sciences, Inc.*...............  63,000     3,727,080
          Myogen, Inc.*(a).....................  76,000     2,204,000
          PDL BioPharma, Inc.*(a).............. 111,000     2,043,510
                                                        -------------
                                                            7,974,590
                                                        -------------
          CHEMICALS - 0.6%
          Nalco Holding Co.*(a)................ 247,000     4,354,610
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 6.4%
          aQuantive, Inc.*(a).................. 162,000     4,103,460
          ChoicePoint, Inc.*................... 145,000     6,056,650
          Cogent, Inc.*(a)..................... 173,000     2,607,110
          Global Payments, Inc.................  83,000     4,029,650
          Iron Mountain, Inc.*(a).............. 188,000     7,027,440
          Manpower, Inc........................ 152,000     9,819,200
          MoneyGram International, Inc......... 215,000     7,299,250
          Resources Connection, Inc.*(a).......  45,000     1,125,900
          Robert Half International, Inc.......  95,000     3,990,000
          United Rentals, Inc.*(a)............. 125,000     3,997,500
          Viad Corp............................  61,000     1,909,300
                                                        -------------
                                                           51,965,460
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
          American Standard Cos., Inc.......... 125,000     5,408,750
          Comverse Technology, Inc.*........... 100,000     1,977,000
                                                        -------------
                                                            7,385,750
                                                        -------------
          COMPUTER SOFTWARE & PROCESSING - 0.4%
          Jack Henry & Associates, Inc.(a)..... 173,000     3,401,180
                                                        -------------
          COMPUTERS & PERIPHERALS - 0.7%
          Symbol Technologies, Inc.(a)......... 508,000     5,481,320
                                                        -------------
          EDUCATION - 0.4%
          Laureate Education, Inc.*............  74,000     3,154,620
                                                        -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%
       Danaher Corp.(a)............................  88,000 $   5,660,160
       Dolby Laboratories, Inc.*................... 118,000     2,749,400
       Flextronics International, Ltd.*............ 449,000     4,768,380
       FLIR Systems, Inc.*(a)...................... 175,000     3,860,500
       FMC Technologies, Inc.*..................... 144,000     9,714,240
       Gentex Corp.(a)............................. 330,000     4,620,000
       Harman International Industries, Inc........  88,000     7,512,560
       Jabil Circuit, Inc.......................... 204,000     5,222,400
       Spansion, Inc.*(a).......................... 202,000     3,219,880
       Xilinx, Inc................................. 302,000     6,840,300
                                                            -------------
                                                               54,167,820
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 1.0%
       Cameron International Corp.*................ 103,000     4,920,310
       Sunpower Corp. - Class A*...................  63,000     1,765,260
       VeraSun Energy Corp.*(a)....................  64,000     1,679,360
                                                            -------------
                                                                8,364,930
                                                            -------------
       FINANCIAL - DIVERSIFIED - 3.8%
       CapitalSource, Inc.(a)......................  64,000     1,501,440
       E*TRADE Financial Corp.*.................... 212,000     4,837,840
       Fidelity National Information Services, Inc. 150,000     5,310,000
       Investors Financial Services Corp.(a).......  86,000     3,861,400
       Janus Capital Group, Inc....................  53,500       957,650
       Legg Mason, Inc.............................  51,000     5,075,520
       Nuveen Investments - Class A(a).............  91,000     3,917,550
       TD Ameritrade Holding Corp.................. 326,000     4,828,060
                                                            -------------
                                                               30,289,460
                                                            -------------
       FINANCIAL SERVICES - 0.6%
       Eaton Vance Corp.(a)........................ 199,000     4,967,040
                                                            -------------
       FOOD & DRUG RETAILING - 1.1%
       Omnicare, Inc.(a)...........................  75,000     3,556,500
       Shoppers Drug Mart Corp.....................  86,000     3,123,767
       Whole Foods Market, Inc.....................  39,000     2,520,960
                                                            -------------
                                                                9,201,227
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
       C.R. Bard, Inc..............................  32,000     2,344,320
       Edwards Lifesciences Corp.*(a).............. 155,000     7,041,650
       Gen-Probe, Inc.*............................  63,000     3,400,740
       Kinetic Concepts, Inc.*.....................  49,000     2,163,350
       Patterson Companies, Inc.*(a)............... 202,000     7,055,860
       Thermo Electron Corp.*...................... 124,000     4,493,760
                                                            -------------
                                                               26,499,680
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.8%
       Community Health Systems, Inc.*............. 124,000     4,557,000
       Coventry Health Care, Inc.*.................  50,000     2,747,000
       DaVita, Inc.*...............................  50,000     2,485,000
       Health Management Associates, Inc. - Class A 252,000     4,966,920
       Humana, Inc.*............................... 101,000     5,423,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - CONTINUED
         Laboratory Corporation of America
           Holdings*(a).......................... 101,000 $   6,285,230
         Manor Care, Inc.(a)..................... 202,000     9,477,840
         Triad Hospitals, Inc.*(a)...............  70,000     2,770,600
                                                          -------------
                                                             38,713,290
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 2.7%
         Cheesecake Factory, Inc. (The)*(a)...... 135,000     3,638,250
         International Game Technology........... 214,000     8,119,160
         P.F. Chang's China Bistro, Inc.*(a).....  62,000     2,357,240
         Tim Hortons, Inc.*(a)................... 126,000     3,244,500
         Wynn Resorts, Ltd.*(a)..................  62,000     4,544,600
                                                          -------------
                                                             21,903,750
                                                          -------------
         INDUSTRIAL CONGLOMERATES - 2.5%
         ITT Industries, Inc..................... 100,000     4,950,000
         Roper Industries, Inc................... 274,000    12,809,500
         Teleflex, Inc.(a).......................  50,000     2,701,000
                                                          -------------
                                                             20,460,500
                                                          -------------
         INSURANCE - 2.0%
         Assurant, Inc........................... 151,000     7,308,400
         Axis Capital Holdings, Ltd.............. 170,000     4,863,700
         Principal Financial Group, Inc.(a)......  63,000     3,505,950
                                                          -------------
                                                             15,678,050
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 4.9%
         Amazon.com, Inc.*(a).................... 217,000     8,393,560
         CheckFree Corp.*........................ 138,000     6,839,280
         CNET Networks, Inc.*(a)................. 383,000     3,056,340
         Getty Images, Inc.*(a).................. 100,000     6,351,000
         Juniper Networks, Inc.*................. 299,000     4,781,010
         McAfee, Inc.*........................... 154,000     3,737,580
         Monster Worldwide, Inc.*................ 157,000     6,697,620
                                                          -------------
                                                             39,856,390
                                                          -------------
         IT CONSULTING & SERVICES - 1.8%
         CACI International, Inc. - Class A*(a)..  90,000     5,249,700
         DST Systems, Inc.*...................... 152,000     9,044,000
                                                          -------------
                                                             14,293,700
                                                          -------------
         LEISURE EQUIPMENT & PRODUCTS - 0.4%
         Brunswick Corp.(a)......................  99,000     3,291,750
                                                          -------------
         MANUFACTURING - 1.6%
         AMETEK, Inc............................. 202,000     9,570,760
         Pentair, Inc............................ 107,000     3,658,330
                                                          -------------
                                                             13,229,090
                                                          -------------
         MEDIA - 4.7%
         Catalina Marketing Corp.(a)............. 180,000     5,122,800
         Citadel Broadcasting Corp.(a)........... 271,000     2,411,900
         Clear Channel Outdoor Holdings, Inc.*(a)  76,000     1,592,960
         Discovery Holding Co.*(a)............... 274,000     4,008,620
         Dreamworks Animation SKG, Inc.*.........  79,000     1,809,100

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        EchoStar Communications Corp.*(a)........  74,000 $   2,279,940
        Lamar Advertising Co. - Class A*(a)...... 187,000    10,071,820
        Rogers Communications, Inc. - Class B.... 163,000     6,585,200
        Univision Communications, Inc. - Class A* 130,500     4,371,750
                                                          -------------
                                                             38,254,090
                                                          -------------
        METALS & MINING - 2.2%
        CONSOL Energy, Inc.(a)................... 167,000     7,802,240
        Foundation Coal Holdings, Inc.(a)........  55,000     2,581,150
        Newmont Mining Corp......................  84,000     4,446,120
        Teck Cominco Ltd.........................  50,000     3,003,587
                                                          -------------
                                                             17,833,097
                                                          -------------
        OIL & GAS - 6.6%
        BJ Services Co........................... 328,000    12,221,280
        Compton Petroleum Corp.*(a)..............  97,000     1,119,380
        EOG Resources, Inc....................... 158,000    10,955,720
        Murphy Oil Corp.......................... 170,000     9,496,200
        Smith International, Inc.(a)............. 232,000    10,317,040
        XTO Energy, Inc.......................... 214,000     9,473,780
                                                          -------------
                                                             53,583,400
                                                          -------------
        PHARMACEUTICALS - 7.1%
        Alkermes, Inc.*(a)....................... 173,000     3,273,160
        Amylin Pharmaceuticals, Inc.*(a).........  90,000     4,443,300
        Barr Pharmaceuticals, Inc.*.............. 134,000     6,390,460
        Cephalon, Inc.*(a)....................... 164,000     9,856,400
        Elan Corp. Plc (ADR)*(a)................. 375,000     6,262,500
        Human Genome Sciences, Inc.*(a)..........  90,000       963,000
        MedImmune, Inc.*(a)...................... 303,000     8,211,300
        Neurocrine Biosciences, Inc.*(a).........  59,000       625,400
        OSI Pharmaceuticals, Inc.*(a)............  75,000     2,472,000
        Sepracor, Inc.*(a).......................  92,000     5,256,880
        Theravance, Inc.*(a).....................  62,000     1,418,560
        Valeant Pharmaceuticals International(a). 223,000     3,773,160
        Vertex Pharmaceuticals, Inc.*(a)......... 129,000     4,735,590
                                                          -------------
                                                             57,681,710
                                                          -------------
        RETAIL - SPECIALTY - 3.9%
        Bed Bath & Beyond, Inc.*................. 149,000     4,942,330
        Best Buy Co., Inc........................ 101,000     5,538,840
        MSC Industrial Direct Co., Inc. - Class A  25,000     1,189,250
        O' Reilly Automotive, Inc.*(a)........... 163,000     5,083,970
        PETsMART, Inc............................ 275,000     7,040,000
        Ross Stores, Inc......................... 149,000     4,179,450
        Williams-Sonoma, Inc.(a).................  99,000     3,370,950
                                                          -------------
                                                             31,344,790
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.6%
        Altera Corp.*............................ 330,000     5,791,500
        Intersil Corp. - Class A................. 267,000     6,207,750
        Linear Technology Corp.(a)............... 107,000     3,583,430
        Marvell Technology Group, Ltd.*.......... 126,000     5,585,580

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Microchip Technology, Inc................... 183,000 $   6,139,650
       National Semiconductor Corp................. 201,000     4,793,850
       Novellus Systems, Inc.*..................... 184,000     4,544,800
       PMC-Sierra, Inc.*(a)........................ 275,000     2,585,000
       Semtech Corp.*.............................. 114,000     1,647,300
       Teradyne, Inc.*............................. 327,000     4,555,110
                                                            -------------
                                                               45,433,970
                                                            -------------
       SOFTWARE - 4.5%
       Adobe Systems, Inc.*........................ 137,000     4,159,320
       Avid Technology, Inc.*(a)................... 121,000     4,032,930
       Intuit, Inc.*...............................  91,000     5,495,490
       NAVTEQ Corp.*............................... 155,000     6,925,400
       Red Hat, Inc.*(a)........................... 215,000     5,031,000
       Salesforce.com, Inc.*(a)....................  77,000     2,052,820
       VeriSign, Inc.*............................. 377,000     8,735,090
                                                            -------------
                                                               36,432,050
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.8%
       ADTRAN, Inc.................................  98,000     2,198,140
       Amdocs, Ltd.*............................... 200,000     7,320,000
       Garmin, Ltd.(a).............................  60,000     6,326,400
       Harris Corp................................. 179,000     7,430,290
       Level 3 Communications, Inc.*(a)............ 188,000       834,720
       Telus Corp.................................. 130,000     5,366,727
       XM Satellite Radio Holdings, Inc. - Class A*  55,800       815,896
                                                            -------------
                                                               30,292,173
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
       American Tower Corp. - Class A*............. 251,000     7,811,120
       Crown Castle International Corp.*........... 328,000    11,329,120
       SBA Communications Corp.*(a)................  77,000     2,012,780
                                                            -------------
                                                               21,153,020
                                                            -------------
       TRANSPORTATION - 0.5%
       UTI Worldwide, Inc.(a)...................... 163,000     4,112,490
                                                            -------------
       Total Common Stocks (Cost $649,530,760)                768,233,677
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 31.4%
     State Street Navigator Securities Lending
       Prime Portfolio(b)..................... $207,871,825 $  207,871,825
     T. Rowe Price Government Reserve
       Investment Fund**......................   45,805,647     45,805,647
                                                            --------------
     Total Short-Term Investments
     (Cost $253,677,472 )                                      253,677,472
                                                            --------------

     TOTAL INVESTMENTS - 126.4%
     (Cost $903,208,232)                                     1,021,911,149

     Other Assets and Liabilities (net) - (26.4%)             (213,157,741)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  808,753,408
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated issuer. See Note 3 for additional information.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 95.4%
          AIRLINES - 0.5%
          US Airways Group, Inc.*(a)............  29,840 $   1,508,114
                                                         -------------
          AUTOMOTIVE - 0.1%
          Oshkosh Truck Corp....................   5,590       265,637
                                                         -------------
          BANKS - 2.4%
          Colonial BancGroup, Inc. (The)........  92,140     2,366,155
          East West Bancorp, Inc................  49,710     1,884,506
          Northern Trust Corp...................  28,840     1,594,852
          Whitney Holding Corp..................  26,050       921,389
                                                         -------------
                                                             6,766,902
                                                         -------------
          BEVERAGES - 1.5%
          Hansen Natural Corp.*(a)..............  21,620     4,115,799
                                                         -------------
          CHEMICALS - 0.5%
          Ecolab, Inc...........................  35,900     1,456,822
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 4.2%
          aQuantive, Inc.*(a)...................  88,850     2,250,571
          Global Payments, Inc..................  32,920     1,598,266
          Manpower, Inc.........................  46,920     3,031,032
          MPS Group, Inc.*(a)...................  88,280     1,329,497
          Republic Services, Inc................  41,660     1,680,564
          VistaPrint, Ltd.*.....................  64,430     1,722,858
                                                         -------------
                                                            11,612,788
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 2.6%
          Atheros Communications, Inc.*(a)......  80,530     1,526,849
          Ciena Corp.*(a)....................... 378,240     1,819,335
          Finisar Corp.*(a)..................... 410,030     1,340,798
          JDS Uniphase Corp.*................... 976,740     2,471,152
                                                         -------------
                                                             7,158,134
                                                         -------------
          COMPUTERS & PERIPHERALS - 2.2%
          Network Appliance, Inc.*..............  53,060     1,873,018
          Rackable Systems, Inc.*...............  46,830     1,849,317
          SanDisk Corp.*........................  45,190     2,303,786
                                                         -------------
                                                             6,026,121
                                                         -------------
          CONSTRUCTION & ENGINEERING - 0.8%
          McDermott International, Inc.*........  51,390     2,336,703
                                                         -------------
          CONSTRUCTION MATERIALS - 0.6%
          Martin Marietta Materials, Inc........  19,940     1,817,531
                                                         -------------
          ELECTRICAL EQUIPMENT & SERVICES - 0.7%
          General Cable Corp.*..................  57,800     2,023,000
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
          Itron, Inc.*(a).......................  31,230     1,850,690
          WESCO International, Inc.*............  40,120     2,768,280
                                                         -------------
                                                             4,618,970
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 1.8%
          Cameron International Corp.*..........  57,900     2,765,883
          National-Oilwell, Inc.*...............  34,160     2,163,011
                                                         -------------
                                                             4,928,894
                                                         -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - 3.4%
       Chicago Merchantile Exchange Holdings,
         Inc.......................................   5,080 $   2,495,042
       Fidelity National Information Services, Inc.  24,000       849,600
       Investment Technology Group, Inc.*..........  31,710     1,612,771
       Nasdaq Stock Market, Inc.*(a)...............  51,760     1,547,624
       T. Rowe Price Group, Inc....................  79,660     3,011,944
                                                            -------------
                                                                9,516,981
                                                            -------------
       FINANCIAL SERVICES - 0.9%
       Affiliated Managers Group, Inc.*(a).........  27,595     2,397,730
                                                            -------------
       FOOD & DRUG RETAILING - 1.5%
       Whole Foods Market, Inc.....................  63,310     4,092,358
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
       Dade Behring Holdings, Inc..................  43,820     1,824,665
       Intuitive Surgical, Inc.*...................  27,140     3,201,706
       ResMed, Inc.*...............................  45,420     2,132,469
       Thermo Electron Corp.*......................  68,950     2,498,748
       Varian Medical Systems, Inc.*...............  33,530     1,587,645
                                                            -------------
                                                               11,245,233
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.4%
       Coventry Health Care, Inc.*.................  10,890       597,590
       DaVita, Inc.*...............................  62,150     3,088,855
       Express Scripts, Inc.*......................  45,890     3,292,149
       Quest Diagnostics, Inc......................  88,930     5,328,685
                                                            -------------
                                                               12,307,279
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 8.9%
       Burger King Holdings, Inc.*(a)..............  69,750     1,098,563
       International Game Technology............... 159,510     6,051,809
       Panera Bread Co.*(a)........................  18,580     1,249,319
       Scientific Games Corp. - Class A*(a)........  91,100     3,244,982
       Starwood Hotels & Resorts Worldwide, Inc....  89,890     5,423,963
       Station Casinos, Inc.(a)....................  46,850     3,189,548
       Wynn Resorts, Ltd.*.........................  36,270     2,658,591
       Yum! Brands, Inc............................  37,450     1,882,611
                                                            -------------
                                                               24,799,386
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 1.0%
       Textron, Inc................................  15,090     1,390,996
       Trinity Industries, Inc.....................  37,515     1,515,606
                                                            -------------
                                                                2,906,602
                                                            -------------
       INDUSTRIAL CONGLOMERATES - 1.1%
       Roper Industries, Inc.......................  65,340     3,054,645
                                                            -------------
       INSURANCE - 0.6%
       HCC Insurance Holdings, Inc.................  59,550     1,753,152
                                                            -------------
       INTERNET & CATALOG RETAIL - 1.9%
       Coldwater Creek, Inc.*......................  73,560     1,968,466
       Nutri/System, Inc.*(a)......................  53,420     3,318,984
                                                            -------------
                                                                5,287,450
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - 4.4%
         Akamai Technologies, Inc.*.............. 114,900 $   4,158,231
         CheckFree Corp.*........................  53,390     2,646,009
         Ctrip.com International, Ltd.(ADR)(a)...  33,420     1,706,091
         F5 Networks, Inc.*......................  29,380     1,571,242
         Monster Worldwide, Inc.*................  52,590     2,243,489
                                                          -------------
                                                             12,325,062
                                                          -------------
         IT CONSULTING & SERVICES - 0.5%
         Redback Networks, Inc.*(a)..............  82,730     1,517,268
                                                          -------------

         MACHINERY - 2.5%
         Bucyrus International, Inc. - Class A...  26,560     1,341,280
         Gardner Denver, Inc.*...................  43,960     1,692,460
         Harsco Corp.............................  25,060     1,953,678
         Joy Global, Inc.........................  36,945     1,924,465
                                                          -------------
                                                              6,911,883
                                                          -------------
         MANUFACTURING - 1.4%
         AMETEK, Inc.............................  82,680     3,917,378
                                                          -------------
         MEDIA - 0.6%
         Lamar Advertising Co. - Class A*........  29,460     1,586,716
                                                          -------------
         METALS & MINING - 3.8%
         Allegheny Technologies, Inc.............  25,260     1,749,002
         Arch Coal, Inc..........................  52,000     2,203,240
         CONSOL Energy, Inc......................  58,880     2,750,874
         Precision Castparts Corp................  66,140     3,952,526
                                                          -------------
                                                             10,655,642
                                                          -------------
         OIL & GAS - 5.5%
         CNX Gas Corp.*(a).......................  41,140     1,234,200
         Denbury Resources, Inc.*................  45,430     1,438,768
         Diamond Offshore Drilling, Inc.(a)......  23,150     1,942,980
         Frontier Oil Corp.......................  60,000     1,944,000
         Grant Prideco, Inc.*....................  47,780     2,138,155
         Range Resources Corp.................... 112,685     3,063,905
         Southwestern Energy Co.*(a).............  35,600     1,109,296
         Ultra Petroleum Corp.*..................  43,190     2,559,871
                                                          -------------
                                                             15,431,175
                                                          -------------
         PERSONAL PRODUCTS - 0.7%
         Avon Products, Inc......................  66,820     2,071,420
                                                          -------------
         PHARMACEUTICALS - 5.7%
         Allergan, Inc...........................  35,750     3,834,545
         Celgene Corp.*(a).......................  80,160     3,801,989
         Covance, Inc.*..........................  34,210     2,094,336
         Forest Laboratories, Inc.*..............  52,490     2,030,838
         Pharmaceutical Product Development, Inc.  51,590     1,811,841
         Shire Plc (ADR).........................  53,420     2,362,767
                                                          -------------
                                                             15,936,316
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 1.9%
        CB Richard Ellis Group, Inc. - Class A*... 127,430 $   3,173,007
        Host Hotels & Resorts, Inc. (REIT)........  93,305     2,040,580
                                                           -------------
                                                               5,213,587
                                                           -------------
        RETAIL-SPECIALTY - 4.8%
        AnnTaylor Stores Corp.*...................  25,470     1,104,889
        Circuit City Stores, Inc..................  96,350     2,622,647
        Coach, Inc.*.............................. 171,320     5,122,468
        Gymboree Corp. (The)*.....................  41,570     1,444,973
        Nordstrom, Inc............................  83,570     3,050,305
                                                           -------------
                                                              13,345,282
                                                           -------------
        ROAD & RAIL - 0.5%
        CSX Corp..................................  19,950     1,405,278
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.3%
        ASML Holding N.V.*(a).....................  77,940     1,575,947
        Cymer, Inc.*..............................  50,820     2,361,097
        Micron Technology, Inc.*.................. 164,330     2,474,810
        PMC-Sierra, Inc.*......................... 187,570     1,763,158
        Silicon Laboratories, Inc.*...............  54,710     1,923,057
        SiRF Technology Holdings, Inc.*(a)........  44,940     1,447,967
        Varian Semiconductor Equipment Associates,
          Inc.*...................................  97,050     3,164,800
                                                           -------------
                                                              14,710,836
                                                           -------------

        SOFTWARE - 4.5%
        BEA Systems, Inc.*........................ 190,650     2,495,609
        Citrix Systems, Inc.*.....................  91,900     3,688,866
        Nuance Communications, Inc.*(a)........... 200,840     2,020,450
        Red Hat, Inc.*(a)......................... 111,300     2,604,420
        Salesforce.com, Inc.*(a)..................  69,770     1,860,068
                                                           -------------
                                                              12,669,413
                                                           -------------

        TELECOMMUNICATION SERVICES - WIRELESS - 3.6%
        Crown Castle International Corp.*.........  87,040     3,006,362
        Leap Wireless International, Inc.*........  30,950     1,468,577
        NII Holdings, Inc.*....................... 100,760     5,680,849
                                                           -------------
                                                              10,155,788
                                                           -------------

        TEXTILES, APPAREL & LUXURY GOODS - 0.6%
        Under Armour, Inc. - Class A*.............  40,610     1,730,798
                                                           -------------
        TRANSPORTATION - 1.3%
        C.H. Robinson Worldwide, Inc..............  67,200     3,581,760
                                                           -------------

        TRUCKING & FREIGHT FORWARDING - 0.5%
        Landstar System, Inc......................  29,380     1,387,617
                                                           -------------
        Total Common Stocks
        (Cost $241,014,945)                                  266,549,450
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 18.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.400% to
        be repurchased at $14,938,231 on
        07/03/06 collateralized by $15,650,000
        FNMA at 4.250% due 05/15/09 with a
        value of $15,234,305................... $14,934,000 $ 14,934,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  35,876,316   35,876,316
                                                            ------------
      Total Short-Term Investments
      (Cost $50,810,316)                                      50,810,316
                                                            ------------

      TOTAL INVESTMENTS - 113.6%
      (Cost $291,825,261)                                    317,359,766
                                                            ------------

      Other Assets and Liabilities (net) - (13.6%)           (38,038,616)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $279,321,150
                                                            ============

PORTFOLIO FOOTNOTES

* Non-income producing security.

(b) Represents investment of collateral received from securities lending transactions.

(a) All or a portion of security out on loan.

ADR - American Depository Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 91.3%
          AIRLINES - 0.5%
          Southwest Airlines Co................ 337,400 $   5,523,238
                                                        -------------
          BANKS - 8.5%
          Bank of America Corp................. 751,100    36,127,910
          Barclays Plc (ADR)(a)................  36,500     1,670,970
          SunTrust Banks, Inc..................  58,500     4,461,210
          U.S. Bancorp......................... 128,700     3,974,256
          Wachovia Corp........................ 350,300    18,944,224
          Wells Fargo & Co..................... 388,000    26,027,040
                                                        -------------
                                                           91,205,610
                                                        -------------
          BEVERAGES - 2.1%
          Anheuser-Busch Cos., Inc............. 129,600     5,908,464
          Coca-Cola Co......................... 400,100    17,212,302
                                                        -------------
                                                           23,120,766
                                                        -------------
          CHEMICALS - 2.7%
          E.I. du Pont de Nemours & Co......... 534,000    22,214,400
          Rohm & Haas Co....................... 141,800     7,107,016
                                                        -------------
                                                           29,321,416
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 0.6%
          Cisco Systems, Inc.*................. 305,700     5,970,321
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.6%
          Dell, Inc.*.......................... 397,700     9,707,857
          Hewlett-Packard Co...................  98,400     3,117,312
          International Business Machines Corp.  57,700     4,432,514
                                                        -------------
                                                           17,257,683
                                                        -------------
          ELECTRIC UTILITIES - 1.0%
          American Electric Power Co., Inc..... 161,300     5,524,525
          FirstEnergy Corp.....................  77,400     4,195,854
          FPL Group, Inc.......................  26,800     1,108,984
                                                        -------------
                                                           10,829,363
                                                        -------------
          FINANCIAL-DIVERSIFIED - 11.2%
          Bank of New York Co., Inc............ 330,400    10,638,880
          Citigroup, Inc....................... 738,300    35,615,592
          Fannie Mae...........................  72,500     3,487,250
          Freddie Mac.......................... 698,600    39,827,186
          JP Morgan Chase & Co................. 250,500    10,521,000
          Merrill Lynch & Co., Inc............. 136,000     9,460,160
          PNC Financial Services Group, Inc.... 149,900    10,518,483
                                                        -------------
                                                          120,068,551
                                                        -------------
          FOOD & DRUG RETAILING - 3.2%
          Cadbury Schweppes Plc (ADR)..........  12,200       472,291
          Kraft Foods, Inc.-Class A(a)......... 430,100    13,290,090
          Unilever NV.......................... 907,600    20,466,380
                                                        -------------
                                                           34,228,761
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
          Boston Scientific Corp.*............. 401,300     6,757,892
          Cardinal Health, Inc................. 121,000     7,783,930
                                                        -------------
                                                           14,541,822
                                                        -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      HOUSEHOLD PRODUCTS - 1.7%
      Kimberly-Clark Corp........................   301,700 $  18,614,890
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 0.5%
      General Electric Co........................   163,000     5,372,480
                                                            -------------
      INSURANCE - 5.0%
      AFLAC, Inc.................................    88,400     4,097,340
      Ambac Financial Group, Inc.................    44,700     3,625,170
      American International Group, Inc..........   123,400     7,286,770
      Berkshire Hathaway, Inc. - Class B*........     1,960     5,964,280
      Chubb Corp. (The)..........................   303,320    15,135,668
      Genworth Financial, Inc. - Class A.........    99,500     3,466,580
      St. Paul Travelers Cos., Inc. (The)........   198,600     8,853,588
      Torchmark Corp.............................    95,900     5,823,048
                                                            -------------
                                                               54,252,444
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.2%
      McAfee, Inc.*..............................   105,000     2,548,350
                                                            -------------
      IT CONSULTING & SERVICES - 0.1%
      Accenture, Ltd.-Class A....................    39,200     1,110,144
                                                            -------------
      MEDIA - 10.7%
      CBS Corp...................................    99,550     2,692,828
      Clear Channel Communications, Inc..........   741,500    22,949,425
      Comcast Corp.-Class A*.....................   562,300    18,409,702
      Gannett Co., Inc...........................    73,200     4,094,076
      Liberty Media Holding Corp. - Interactive -
        Class A*.................................    77,435     6,486,730
      Liberty Media Holding Corp. Class-A*.......   387,275     6,684,366
      News Corp.-Class B(a)......................   404,300     8,158,774
      Time Warner, Inc...........................   999,300    17,287,890
      Viacom, Inc.-Class B*......................   300,050    10,753,792
      Walt Disney Co. (The)......................   573,000    17,190,000
                                                            -------------
                                                              114,707,583
                                                            -------------
      METALS & MINING - 2.6%
      Alcoa, Inc.................................   860,900    27,858,724
                                                            -------------
      OIL & GAS - 0.9%
      Total S.A. (ADR)...........................   144,200     9,447,984
                                                            -------------
      PAPER & FOREST PRODUCTS - 3.8%
      International Paper Co..................... 1,262,940    40,792,962
                                                            -------------
      PHARMACEUTICALS - 15.7%
      Abbott Laboratories........................   255,000    11,120,550
      Bristol-Myers Squibb Co.................... 1,418,700    36,687,582
      Eli Lilly & Co.............................    38,700     2,138,949
      GlaxoSmithKline Plc (ADR)..................   784,500    43,775,100
      Pfizer, Inc................................   637,900    14,971,513
      Roche Holding AG, (ADR)....................   200,400    16,563,060
      Sanofi-Aventis, (ADR)(a)...................   245,000    11,931,500
      Schering-Plough Corp.......................   845,000    16,080,350
      Wyeth......................................   348,090    15,458,677
                                                            -------------
                                                              168,727,281
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ---------------------------------------------------------

           RETAIL-MULTILINE - 2.6%
           Federated Department Stores, Inc.   151,600 $   5,548,560
           Wal-Mart Stores, Inc.............   459,100    22,114,847
                                                       -------------
                                                          27,663,407
                                                       -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
           Intel Corp.......................   624,100    11,826,695
           KLA-Tencor Corp..................   104,500     4,344,065
                                                       -------------
                                                          16,170,760
                                                       -------------
           SOFTWARE - 1.0%
           First Data Corp..................   120,200     5,413,808
           Microsoft Corp...................   220,700     5,142,310
                                                       -------------
                                                          10,556,118
                                                       -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 10.5%
           AT&T, Inc........................ 1,702,400    47,479,936
           Embarq Corp. *...................    47,795     1,959,117
           Sprint Nextel Corp............... 1,183,200    23,652,168
           Verizon Communications, Inc...... 1,178,400    39,464,616
                                                       -------------
                                                         112,555,837
                                                       -------------
           TOBACCO - 1.7%
           Altria Group, Inc................   251,400    18,460,302
                                                       -------------
           Total Common Stocks
           (Cost $946,934,332)                           980,906,797
                                                       -------------

     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 11.0%
     Federal Home Loan Bank Discount Note
       3.300%, due 07/03/06(b)................ $84,900,000 $   84,876,652
     State Street Bank & Trust Co.,
       Repurchase Agreement dated
       06/30/06 at 1.500% to be
       repurchased at $150,019 on
       07/03/06 collateralized by $150,000
       FHLB 5.800% due 09/02/08 with a
       value of $153,438......................     150,000        150,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).....................  33,531,324     33,531,324
                                                           --------------
     Total Short-Term Investments
     (Cost $118,557,976)                                      118,557,976
                                                           --------------

     TOTAL INVESTMENTS - 102.3%
     (Cost $1,065,492,308)                                  1,099,464,773
                                                           --------------

     Other Assets and Liabilities (net) - (2.3%)              (24,516,872)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,074,947,901
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Zero coupon bond-Interest rate represents current yield to maturity.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                      Met/AIM
                                                                                                  Small Cap Growth
                                                                                                     Portfolio
                                                                                                  ----------------
ASSETS
   Investments, at value (Note 2)*                                                                    $691,000,389
   Repurchase Agreement                                                                                 22,112,000
   Cash                                                                                                        140
   Cash denominated in foreign currencies**                                                                     --
   Receivable for investments sold                                                                       2,205,996
   Receivable for Trust shares sold                                                                        399,278
   Dividends receivable                                                                                    175,747
   Interest receivable                                                                                       2,997
   Net variation margin on financial futures contracts (Note 7)                                                 --
   Open swap contracts at fair value (Note 10)                                                                  --
   Unrealized appreciation on forward currency contracts (Note 8)                                               --
   Receivable from investment adviser (Note 3)                                                                  --
   Other assets                                                                                                 --
                                                                                                  ----------------
      Total assets                                                                                     715,896,547
                                                                                                  ----------------
LIABILITIES
   Due to bank                                                                                                  --
   Payables for:
      Investments purchased                                                                                     --
      When-issued/delayed delivery investments (Note 2)                                                         --
      Trust shares redeemed                                                                                197,665
      Securities sold short, at value*** (Note 2)                                                               --
      Net variation margin on financial futures contracts (Note 7)                                              --
      Open swap contracts at fair value (Note 10)                                                               --
      Unrealized depreciation on forward currency contracts (Note 8)                                            --
      Cash denominated in foreign currencies**                                                                  --
      Outstanding written options****                                                                           --
      Distribution and services fees - Class B                                                              51,687
      Distribution and services fees - Class E                                                              10,704
      Collateral on securities on loan                                                                 144,964,425
      Interest payable swap position                                                                            --
      Investment advisory fee payable (Note 3)                                                             406,219
      Administration fee payable                                                                                --
      Custodian and accounting fees payable                                                                135,007
   Accrued expenses                                                                                         94,264
                                                                                                  ----------------
      Total liabilities                                                                                145,859,971
                                                                                                  ----------------
NET ASSETS                                                                                            $570,036,576
                                                                                                  ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $501,975,007
   Accumulated net realized gain (loss)                                                                  9,121,501
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                 61,034,597
   Undistributed (distributions in excess of) net investment income
(2,094,529)
                                                                                                  ----------------
      Total                                                                                           $570,036,576
                                                                                                  ================
NET ASSETS
   Class A                                                                                            $254,276,070
                                                                                                  ================
   Class B                                                                                             301,422,717
                                                                                                  ================
   Class E                                                                                              14,337,789
                                                                                                  ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                              19,916,671
                                                                                                  ================
   Class B                                                                                              23,830,544
                                                                                                  ================
   Class E                                                                                               1,125,204
                                                                                                  ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      12.77
                                                                                                  ================
   Class B                                                                                                   12.65
                                                                                                  ================
   Class E                                                                                                   12.74
                                                                                                  ================

-
--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $629,965,812
**Cost of cash denominated in foreign currencies                                                                --
***Proceed of short sales                                                                                       --
****Cost of written options                                                                                     --

                                                                                                    Batterymarch
                                                                                                  Growth and
Income
                                                                                                      Portfolio

-----------------
ASSETS
   Investments, at value (Note 2)*
$468,783,309
   Repurchase Agreement
2,126,000
   Cash
446
   Cash denominated in foreign currencies**
--
   Receivable for investments sold
1,788,297
   Receivable for Trust shares sold
--
   Dividends receivable
483,081
   Interest receivable
151
   Net variation margin on financial futures contracts (Note 7)
--
   Open swap contracts at fair value (Note 10)
--
   Unrealized appreciation on forward currency contracts (Note 8)
--
   Receivable from investment adviser (Note 3)
29,840
   Other assets
--

-----------------
      Total assets
473,211,124

-----------------
LIABILITIES
   Due to bank
--
   Payables for:
      Investments purchased
138,701
      When-issued/delayed delivery investments (Note 2)
--
      Trust shares redeemed
155,828
      Securities sold short, at value*** (Note 2)
--
      Net variation margin on financial futures contracts (Note 7)
--
      Open swap contracts at fair value (Note 10)
--
      Unrealized depreciation on forward currency contracts (Note 8)
--
      Cash denominated in foreign currencies**
--
      Outstanding written options****
--
      Distribution and services fees - Class B
--
      Distribution and services fees - Class E
--
      Collateral on securities on loan
7,102,254
      Interest payable swap position
--
      Investment advisory fee payable (Note 3)
245,684
      Administration fee payable
--
      Custodian and accounting fees payable
30,918
   Accrued expenses
15,280

-----------------
      Total liabilities
7,688,665

-----------------
NET ASSETS
$465,522,459

=================
NET ASSETS REPRESENTED BY:
   Paid in surplus
$409,285,765
   Accumulated net realized gain (loss)
(2,501,499)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
57,517,357
   Undistributed (distributions in excess of) net investment income
1,220,836

-----------------
      Total
$465,522,459

=================
NET ASSETS
   Class A
$465,522,459

=================
   Class B
--

=================
   Class E
--

=================
CAPITAL SHARES OUTSTANDING
   Class A
23,087,386

=================
   Class B
--

=================
   Class E
--

=================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $
20.16

=================
   Class B
--

=================
   Class E
--

=================

-
---------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement
$411,265,779
**Cost of cash denominated in foreign currencies
--
***Proceed of short sales
--
****Cost of written options
--

                                                                                                  Batterymarch
                                                                                                  Mid-Cap Stock
                                                                                                    Portfolio
                                                                                                  -------------
ASSETS
   Investments, at value (Note 2)*                                                                 $200,018,024
   Repurchase Agreement                                                                               7,655,000
   Cash                                                                                                     156
   Cash denominated in foreign currencies**                                                                  --
   Receivable for investments sold                                                                    6,493,203
   Receivable for Trust shares sold                                                                          --
   Dividends receivable                                                                                 134,644
   Interest receivable                                                                                      723
   Net variation margin on financial futures contracts (Note 7)                                              --
   Open swap contracts at fair value (Note 10)                                                               --
   Unrealized appreciation on forward currency contracts (Note 8)                                            --
   Receivable from investment adviser (Note 3)                                                               --
   Other assets                                                                                              --
                                                                                                  -------------
      Total assets                                                                                  214,301,750
                                                                                                  -------------
LIABILITIES
   Due to bank                                                                                               --
   Payables for:
      Investments purchased                                                                           9,518,975
      When-issued/delayed delivery investments (Note 2)                                                      --
      Trust shares redeemed                                                                             522,897
      Securities sold short, at value*** (Note 2)                                                            --
      Net variation margin on financial futures contracts (Note 7)                                           --
      Open swap contracts at fair value (Note 10)                                                            --
      Unrealized depreciation on forward currency contracts (Note 8)                                         --
      Cash denominated in foreign currencies**                                                               --
      Outstanding written options****                                                                        --
      Distribution and services fees - Class B                                                               --
      Distribution and services fees - Class E                                                               --
      Collateral on securities on loan                                                               20,328,906
      Interest payable swap position                                                                         --
      Investment advisory fee payable (Note 3)                                                          102,783
      Administration fee payable                                                                            274
      Custodian and accounting fees payable                                                              14,875
   Accrued expenses                                                                                      89,848
                                                                                                  -------------
      Total liabilities                                                                              30,578,558
                                                                                                  -------------
NET ASSETS                                                                                         $183,723,192
                                                                                                  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                 $149,520,694
   Accumulated net realized gain (loss)                                                              17,930,686
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                              15,848,429
   Undistributed (distributions in excess of) net investment income                                     423,383
                                                                                                  -------------
      Total                                                                                        $183,723,192
                                                                                                  =============
NET ASSETS
   Class A                                                                                         $183,723,192
                                                                                                  =============
   Class B                                                                                                   --
                                                                                                  =============
   Class E                                                                                                   --
                                                                                                  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                            9,642,888
                                                                                                  =============
   Class B                                                                                                   --
                                                                                                  =============
   Class E                                                                                                   --
                                                                                                  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                         $      19.05
                                                                                                  =============
   Class B                                                                                                   --
                                                                                                  =============
   Class E                                                                                                   --
                                                                                                  =============

- ---------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                               $184,169,595
**Cost of cash denominated in foreign currencies                                                             --
***Proceed of short sales                                                                                    --
****Cost of written options                                                                                  --

                       See notes to financial statements

    Dreman        Federated      Cyclical    Cyclical Growth Goldman Sachs
Small-Cap Value   High Yield    Growth ETF   and Income ETF  Mid-Cap Value
   Portfolio      Portfolio     Portfolio       Portfolio      Portfolio
- ---------------  ------------  ------------- --------------- -------------
    $36,635,665  $ 73,097,602  $$246,090,738    $209,608,472  $410,838,024
      2,745,000     3,492,000      4,657,000       3,562,000    11,496,000
             --           965            708              16           680
            134            --             --              --            --
          2,472       271,254             --              --     3,946,709
         79,521            --         72,441         121,701       394,038
         73,328         2,437             --              --       533,736
            194     1,513,300          1,182             669         1,086
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
          9,143            --             --              --            --
             --            --             --              --            --
- ---------------  ------------  ------------- --------------- -------------
     39,545,457    78,377,558    250,822,069     213,292,858   427,210,273
- ---------------  ------------  ------------- --------------- -------------
          4,966            --             --              --            --
        582,296     1,097,547        851,912           1,533     3,948,471
             --            --             --              --            --
          5,606       199,874            735          26,352        11,463
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --         40,717          36,223        33,165
             --            --             25              15            --
             --            --     46,033,873      33,055,432    32,074,430
             --            --             --              --            --
         24,026        38,345         73,375          65,250       224,863
            613            --             --              --            --
         25,760        30,142         10,924          12,909       122,409
         65,596        67,731            539             345        14,004
- ---------------  ------------  ------------- --------------- -------------
        708,863     1,433,639     47,012,100      33,198,059    36,428,805
- ---------------  ------------  ------------- --------------- -------------
    $38,836,594  $ 76,943,919  $ 203,809,969    $180,094,799  $390,781,468
===============  ============  ============= =============== =============
    $38,726,895  $ 88,045,636  $ 200,963,118    $179,265,043  $330,174,054
        547,711   (12,959,504)       295,759         202,726    33,915,968

       (544,767)     (772,979)     2,146,510         139,730    24,649,159
        106,755     2,630,766        404,582         487,300     2,042,287
- ---------------  ------------  ------------- --------------- -------------
    $38,836,594  $ 76,943,919  $ 203,809,969    $180,094,799  $390,781,468
===============  ============  ============= =============== =============
    $38,836,594  $ 76,943,919  $      34,795    $      9,744  $224,790,786
===============  ============  ============= =============== =============
             --            --    203,523,792     179,945,682   165,990,682
===============  ============  ============= =============== =============
             --            --        251,382         139,373            --
===============  ============  ============= =============== =============
      3,104,801     9,222,750          3,335             947    17,258,546
===============  ============  ============= =============== =============
             --            --     19,523,419      17,498,056    12,755,774
===============  ============  ============= =============== =============
             --            --         24,094          13,552            --
===============  ============  ============= =============== =============
    $     12.51  $       8.34  $       10.43    $      10.29  $      13.02
===============  ============  ============= =============== =============
             --            --          10.42           10.28         13.01
===============  ============  ============= =============== =============
             --            --          10.43           10.28            --
===============  ============  ============= =============== =============

- --------------------------------------------------------------------------
    $37,180,441  $ 73,870,581  $ 243,944,228    $209,468,742  $386,188,865
            130            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                  Harris Oakmark
Janus Aggressive

International       Growth

Portfolio       Portfolio
                                                                                                  --------------
----------------

ASSETS
   Investments, at value (Note 2)*
$1,867,529,878     $921,660,172
   Repurchase Agreement
21,160,000               --
   Cash
69,256        9,283,299
   Cash denominated in foreign currencies**
1,108,876           80,488
   Receivable for investments sold
416,511       38,817,675
   Receivable for Trust shares sold
893,700          571,148
   Dividends receivable
5,634,373          266,051
   Interest receivable
1,998               --
   Net variation margin on financial futures contracts (Note 7)
--               --
   Open swap contracts at fair value (Note 10)
--               --
   Unrealized appreciation on forward currency contracts (Note 8)
--               --
   Receivable from investment adviser (Note 3)
--               --
   Other assets
--               --
                                                                                                  --------------
----------------
      Total assets
1,896,814,592      970,678,833
                                                                                                  --------------
----------------
LIABILITIES
   Due to bank
--               --
   Payables for:
      Investments purchased
428,826       82,578,624
      When-issued/delayed delivery investments (Note 2)
--               --
      Trust shares redeemed
2,242,533          159,136
      Securities sold short, at value*** (Note 2)
--               --
      Net variation margin on financial futures contracts (Note 7)
--               --
      Open swap contracts at fair value (Note 10)
--               --
      Unrealized depreciation on forward currency contracts (Note 8)
--               --
      Cash denominated in foreign currencies**
--               --
      Outstanding written options****
--               --
      Distribution and services fees - Class B
137,946           53,637
      Distribution and services fees - Class E
19,182              820
      Collateral on securities on loan
270,969,911      114,470,419
      Interest payable swap position
--               --
      Investment advisory fee payable (Note 3)
1,016,099          411,456
      Administration fee payable
--               --
      Custodian and accounting fees payable
1,470,652          345,632
   Accrued expenses
183,175           68,154
                                                                                                  --------------
----------------
      Total liabilities
276,468,324      198,087,878
                                                                                                  --------------
----------------
NET ASSETS
$1,620,346,268     $772,590,955
                                                                                                  ==============
================
NET ASSETS REPRESENTED BY:
   Paid in surplus
$1,258,569,313     $669,522,583
   Accumulated net realized gain (loss)
113,911,364       31,278,591
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
236,578,383       70,187,105
   Undistributed (distributions in excess of) net investment income
11,287,208        1,602,676
                                                                                                  --------------
----------------
      Total
$1,620,346,268     $772,590,955
                                                                                                  ==============
================
NET ASSETS
   Class A                                                                                        $
776,156,003     $499,406,167
                                                                                                  ==============
================
   Class B
685,516,276      266,393,503
                                                                                                  ==============
================
   Class E
158,673,989        6,791,285
                                                                                                  ==============
================
CAPITAL SHARES OUTSTANDING
   Class A
47,174,847       61,999,404
                                                                                                  ==============
================
   Class B
41,967,573       33,516,565
                                                                                                  ==============
================
   Class E
9,696,069          851,785
                                                                                                  ==============
================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $
16.45     $       8.06
                                                                                                  ==============
================
   Class B
16.33             7.95
                                                                                                  ==============
================
   Class E
16.36             7.97
                                                                                                  ==============
================

-
----------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement
$1,630,942,482     $851,479,275
**Cost of cash denominated in foreign currencies
1,096,520           79,328
***Proceed of short sales
--               --
****Cost of written options
--               --

                                                                                                   Janus Capital
                                                                                                   Appreciation
                                                                                                     Portfolio
                                                                                                  --------------
ASSETS
   Investments, at value (Note 2)*                                                                $  907,721,602
   Repurchase Agreement                                                                               77,235,000
   Cash                                                                                                        4
   Cash denominated in foreign currencies**                                                                   --
   Receivable for investments sold                                                                    30,947,962
   Receivable for Trust shares sold                                                                           --
   Dividends receivable                                                                                  591,046
   Interest receivable                                                                                     7,294
   Net variation margin on financial futures contracts (Note 7)                                               --
   Open swap contracts at fair value (Note 10)                                                                --
   Unrealized appreciation on forward currency contracts (Note 8)                                             --
   Receivable from investment adviser (Note 3)                                                                --
   Other assets                                                                                               --
                                                                                                  --------------
      Total assets                                                                                 1,016,502,908
                                                                                                  --------------
LIABILITIES
   Due to bank                                                                                                --
   Payables for:
      Investments purchased                                                                            9,744,840
      When-issued/delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                            1,485,355
      Securities sold short, at value*** (Note 2)                                                             --
      Net variation margin on financial futures contracts (Note 7)                                            --
      Open swap contracts at fair value (Note 10)                                                             --
      Unrealized depreciation on forward currency contracts (Note 8)                                          --
      Cash denominated in foreign currencies**                                                                --
      Outstanding written options****                                                                         --
      Distribution and services fees - Class B                                                                --
      Distribution and services fees - Class E                                                                --
      Collateral on securities on loan                                                                31,106,774
      Interest payable swap position                                                                          --
      Investment advisory fee payable (Note 3)                                                           521,241
      Administration fee payable                                                                           1,448
      Custodian and accounting fees payable                                                               68,971
   Accrued expenses                                                                                      249,731
                                                                                                  --------------
      Total liabilities                                                                               43,178,360
                                                                                                  --------------
NET ASSETS                                                                                        $  973,324,548
                                                                                                  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                $  964,079,661
   Accumulated net realized gain (loss)                                                             (170,334,169)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                              178,436,640
   Undistributed (distributions in excess of) net investment income                                    1,142,416
                                                                                                  --------------
      Total                                                                                       $  973,324,548
                                                                                                  ==============
NET ASSETS
   Class A                                                                                        $  973,324,548
                                                                                                  ==============
   Class B                                                                                                    --
                                                                                                  ==============
   Class E                                                                                                    --
                                                                                                  ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                            14,048,790
                                                                                                  ==============
   Class B                                                                                                    --
                                                                                                  ==============
   Class E                                                                                                    --
                                                                                                  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $        69.28
                                                                                                  ==============
   Class B                                                                                                    --
                                                                                                  ==============
   Class E                                                                                                    --
                                                                                                  ==============

-
-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                              $  729,292,060
**Cost of cash denominated in foreign currencies                                                              --
***Proceed of short sales                                                                                     --
****Cost of written options                                                                                   --

                       See notes to financial statements

  Lazard     Legg Mason Partners  Legg Mason   Loomis Sayles     Lord Abbett
  Mid-Cap      Managed Assets    Value Equity  Global Markets  America's Value
 Portfolio        Portfolio       Portfolio      Portfolio        Portfolio
- ------------ ------------------- ------------  --------------  ---------------
$512,735,051        $319,818,413 $857,779,958    $409,701,460      $80,406,549
  19,173,000           5,311,000   17,437,000      26,532,000        2,144,000
         798              47,393          850             917              981
           2               3,943       21,497       1,599,106               --
   1,191,819             910,310    2,128,318              --          785,393
     473,258                  --    1,174,955         614,774               --
     201,714             153,497      689,130         213,946          142,041
       1,811           1,006,707        1,647       2,072,069          351,720
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --          38,864               --
          --                  --           --              --            2,032
          --                  --           --              --               --
- ------------ ------------------- ------------  --------------  ---------------
 533,777,453         327,251,263  879,233,355     440,773,136       83,832,716
- ------------ ------------------- ------------  --------------  ---------------
          --                  --           --              --               --
   4,019,815          10,554,745    4,535,753       5,617,004          934,680
          --                  --           --              --               --
     142,742             559,700       55,274          22,630            3,614
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
      40,172                  --        4,529             413           16,672
       3,760                  --        2,747              --               --
  75,442,658          52,124,610           --      30,571,869               --
          --                  --           --              --               --
     253,851             108,102      525,854         223,114           43,346
          --                 579           --             461               --
     104,929              31,671       49,222          71,027           67,926
      56,901             107,953       33,669          12,878           17,853
- ------------ ------------------- ------------  --------------  ---------------
  80,064,828          63,487,360    5,207,048      36,519,396        1,084,091
- ------------ ------------------- ------------  --------------  ---------------
$453,712,625        $263,763,903 $874,026,307    $404,253,740      $82,748,625
============ =================== ============  ==============  ===============
$441,018,362        $233,012,063 $879,424,610    $432,576,034      $77,095,238
   7,275,011          10,110,222   20,787,569     (11,301,043)         148,564

   4,190,233          17,742,535  (27,062,734)    (18,347,737)       4,386,147
   1,229,019           2,899,083      876,862       1,326,486        1,118,676
- ------------ ------------------- ------------  --------------  ---------------
$453,712,625        $263,763,903 $874,026,307    $404,253,740      $82,748,625
============ =================== ============  ==============  ===============
$224,485,903        $263,763,903 $760,426,037    $401,556,401      $        --
============ =================== ============  ==============  ===============
 198,413,741                  --   90,940,955       2,697,339       82,748,625
============ =================== ============  ==============  ===============
  30,812,981                  --   22,659,315              --               --
============ =================== ============  ==============  ===============
  18,188,137          15,936,459   74,911,051      43,061,613               --
============ =================== ============  ==============  ===============
  16,151,773                  --    8,963,053         289,588        5,926,568
============ =================== ============  ==============  ===============
   2,502,091                  --    2,232,755              --               --
============ =================== ============  ==============  ===============
$      12.34        $      16.55 $      10.15    $       9.33      $        --
============ =================== ============  ==============  ===============
       12.28                  --        10.15            9.31            13.96
============ =================== ============  ==============  ===============
       12.31                  --        10.15              --               --
============ =================== ============  ==============  ===============
- ------------------------------------------------------------------------------
$508,544,818        $302,075,863 $884,840,785    $428,074,812      $76,020,420
           2               3,995       21,499       1,598,072               --
          --                  --           --              --               --
          --                  --           --              --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                        Lord
Abbett
                                                                                                       Bond
Debenture
                                                                                                         Portfolio

--------------
ASSETS
   Investments, at value (Note 2)*
$1,831,188,261
   Repurchase Agreement
82,336,000
   Cash
547
   Cash denominated in foreign
currencies**                                                                        --
   Receivable for investments sold
9,814,177
   Receivable for Trust shares sold
1,119,695
   Dividends receivable
136,128
   Interest receivable
23,410,709
   Net variation margin on financial futures contracts (Note
7)                                                    --
   Open swap contracts at fair value (Note
10)                                                                     --
   Unrealized appreciation on forward currency contracts (Note
8)                                                  --
   Receivable from investment adviser (Note
3)                                                                     --
   Other
assets                                                                                                    --

--------------
      Total assets
1,948,005,517

--------------
LIABILITIES
   Due to
bank                                                                                                     --
   Payables for:
      Investments purchased
7,635,887
      When-issued/delayed delivery investments (Note
2)                                                            --
      Trust shares redeemed
325,842
      Securities sold short, at value*** (Note
2)                                                                  --
      Net variation margin on financial futures contracts (Note
7)                                                 --
      Open swap contracts at fair value (Note
10)                                                                  --
      Unrealized depreciation on forward currency contracts (Note
8)                                               --
      Cash denominated in foreign
currencies**                                                                     --
      Outstanding written
options****                                                                              --
      Distribution and services fees - Class B
147,719
      Distribution and services fees - Class E
4,327
      Collateral on securities on loan
275,403,619
      Interest payable swap
position                                                                               --
      Investment advisory fee payable (Note 3)
680,265
      Administration fee payable
25,433
      Custodian and accounting fees payable
263,861
   Accrued expenses
95,974

--------------
      Total liabilities
284,582,927

--------------
NET ASSETS
$1,663,422,590

==============
NET ASSETS REPRESENTED BY:
   Paid in surplus
$1,680,447,720
   Accumulated net realized gain (loss)
(15,361,727)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
(16,194,453)
   Undistributed (distributions in excess of) net investment income
14,531,050

--------------
      Total
$1,663,422,590

==============
NET ASSETS
   Class A                                                                                             $
907,622,627

==============
   Class B
720,796,917

==============
   Class E
35,003,046

==============
CAPITAL SHARES OUTSTANDING
   Class A
77,672,479

==============
   Class B
62,012,612

==============
   Class E
3,008,405

==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $
11.69

==============
   Class B
11.62

==============
   Class E
11.64

==============

-
-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement
$1,847,382,714
**Cost of cash denominated in foreign
currencies                                                                   --
***Proceed of short
sales                                                                                          --
****Cost of written
options                                                                                        --

                                                                                                          Lord
Abbett
                                                                                                       Growth and
Income

Portfolio

-----------------
ASSETS
   Investments, at value (Note 2)*
$3,612,802,295
   Repurchase Agreement
79,633,000

Cash
924
   Cash denominated in foreign
currencies**                                                                           --
   Receivable for investments sold
15,340,823
   Receivable for Trust shares sold
1,260,169
   Dividends receivable
4,288,304
   Interest
receivable                                                                                             7,521
   Net variation margin on financial futures contracts (Note
7)                                                       --
   Open swap contracts at fair value (Note
10)                                                                        --
   Unrealized appreciation on forward currency contracts (Note
8)                                                     --
   Receivable from investment adviser (Note
3)                                                                        --
   Other
assets                                                                                                       --

-----------------
      Total assets
3,713,333,036

-----------------
LIABILITIES
   Due to
bank                                                                                                        --
   Payables for:
      Investments purchased
23,151,377
      When-issued/delayed delivery investments (Note
2)                                                               --
      Trust shares redeemed
1,387,053
      Securities sold short, at value*** (Note
2)                                                                     --
      Net variation margin on financial futures contracts (Note
7)                                                    --
      Open swap contracts at fair value (Note
10)                                                                     --
      Unrealized depreciation on forward currency contracts (Note
8)                                                  --
      Cash denominated in foreign
currencies**                                                                        --
      Outstanding written
options****                                                                                 --
      Distribution and services fees - Class B
301,698
      Distribution and services fees - Class
E                                                                        --
      Collateral on securities on loan
263,206,164
      Interest payable swap
position                                                                                  --
      Investment advisory fee payable (Note 3)
1,378,828
      Administration fee
payable                                                                                      --
      Custodian and accounting fees payable
397,892
   Accrued expenses
159,095

-----------------
      Total liabilities
289,982,107

-----------------
NET ASSETS
$3,423,350,929

=================
NET ASSETS REPRESENTED BY:
   Paid in surplus
$3,017,244,760
   Accumulated net realized gain (loss)
18,363,467
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
379,608,727
   Undistributed (distributions in excess of) net investment income
8,133,975

-----------------
      Total
$3,423,350,929

=================
NET ASSETS
   Class A
$1,939,066,807

=================
   Class B
1,484,284,122

=================
   Class
E                                                                                                            --

=================
CAPITAL SHARES OUTSTANDING
   Class A
73,839,077

=================
   Class B
56,768,166

=================
   Class
E                                                                                                            --

=================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A
$        26.26

=================
   Class
B                                                                                                         26.15

=================
   Class
E                                                                                                            --

=================

-
-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement
$3,233,193,568
**Cost of cash denominated in foreign
currencies                                                                      --
***Proceed of short
sales                                                                                             --
****Cost of written
options                                                                                           --

                                                                                                           Lord
Abbett
                                                                                                       Growth
Opportunities

Portfolio

--------------------
ASSETS
   Investments, at value (Note 2)*
$81,958,980
   Repurchase Agreement
6,794,000

Cash
560
   Cash denominated in foreign
currencies**                                                                              --
   Receivable for investments
sold                                                                                  656,315
   Receivable for Trust shares
sold                                                                                  48,968
   Dividends
receivable                                                                                              21,171
   Interest
receivable                                                                                                  642
   Net variation margin on financial futures contracts (Note
7)                                                          --
   Open swap contracts at fair value (Note
10)                                                                           --
   Unrealized appreciation on forward currency contracts (Note
8)                                                        --
   Receivable from investment adviser (Note
3)                                                                        5,970
   Other
assets                                                                                                          --

--------------------
      Total assets
89,486,606

--------------------
LIABILITIES
   Due to
bank                                                                                                           --
   Payables for:
      Investments purchased
2,921,138
      When-issued/delayed delivery investments (Note
2)                                                                  --
      Trust shares
redeemed                                                                                          36,923
      Securities sold short, at value*** (Note
2)                                                                        --
      Net variation margin on financial futures contracts (Note
7)                                                       --
      Open swap contracts at fair value (Note
10)                                                                        --
      Unrealized depreciation on forward currency contracts (Note
8)                                                     --
      Cash denominated in foreign
currencies**                                                                           --
      Outstanding written
options****                                                                                    --
      Distribution and services fees - Class
B                                                                        9,793
      Distribution and services fees - Class
E                                                                           --
      Collateral on securities on loan
17,566,553
      Interest payable swap
position                                                                                     --
      Investment advisory fee payable (Note
3)                                                                       38,576
      Administration fee
payable                                                                                         --
      Custodian and accounting fees
payable                                                                          86,709
   Accrued
expenses                                                                                                  25,032

--------------------
      Total liabilities
20,684,724

--------------------
NET ASSETS
$68,801,882

====================
NET ASSETS REPRESENTED BY:
   Paid in surplus
$63,709,907
   Accumulated net realized gain
(loss)                                                                             113,452
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
5,098,536
   Undistributed (distributions in excess of) net investment
income                                                (120,013)

--------------------
      Total
$68,801,882

====================
NET ASSETS
   Class A
$19,535,806

====================
   Class B
49,266,076

====================
   Class
E                                                                                                               --

====================
CAPITAL SHARES OUTSTANDING
   Class A
1,980,748

====================
   Class B
5,083,364

====================
   Class
E                                                                                                               --

====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A
$      9.86

====================
   Class
B                                                                                                             9.69

====================
   Class
E                                                                                                               --

====================

-
----------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement
$76,860,429
**Cost of cash denominated in foreign
currencies                                                                         --
***Proceed of short
sales                                                                                                --
****Cost of written
options                                                                                              --

                       See notes to financial statements

 Lord Abbett     Mercury      MetLife Aggressive MetLife Balanced      MetLife
Mid-Cap Value Large-Cap Core       Strategy          Strategy     Defensive Strategy
  Portfolio     Portfolio         Portfolio         Portfolio         Portfolio
- ------------- --------------  ------------------ ---------------- ------------------
 $414,365,678   $135,312,852        $768,233,532   $4,228,444,068       $469,691,141
    9,977,000             --                  --               --                 --
          688        323,103                   5               --                 --
           --          2,827                  --               --                 --
    2,170,694             --                  --               --            565,556
      149,702             --             365,004        7,513,134            145,859
      445,261         93,490                  --               --                 --
          942             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --             17,248
           --             --                  --               --                 --
- ------------- --------------  ------------------ ---------------- ------------------
  427,109,965   135,732,272          768,598,541    4,235,957,202        470,419,804
- ------------- --------------  ------------------ ---------------- ------------------
           --             --                  --               --                 --
    1,545,081             --             365,002        7,513,126                 --
           --             --                  --               --                 --
       49,442         98,181                   2                7            711,415
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
       49,763             --             153,621          842,955             90,771
           --             --                  --               --                 --
   77,972,828      6,858,675                  --               --                 --
           --             --                  --               --                 --
      190,322         78,316              48,546          246,971             36,310
       17,952          1,963                  47               47                 47
       99,709          8,710              34,511           35,226             34,416
       20,661         91,792              15,597           20,920             14,414
- ------------- --------------  ------------------ ---------------- ------------------
   79,945,758      7,137,637             617,326        8,659,252            887,373
- ------------- --------------  ------------------ ---------------- ------------------
 $347,164,207   $128,594,635        $767,981,215   $4,227,297,950       $469,532,431
============= ==============  ================== ================ ==================
 $281,993,599   $172,868,497        $693,136,414   $3,962,362,855       $456,280,685
    8,498,141    (61,208,182)         18,217,755       64,622,541          3,894,733
   55,467,621     16,610,025          17,016,449        1,404,124         (8,675,821)
    1,204,846        324,295          39,610,597      198,908,430         18,032,834
- ------------- --------------  ------------------ ---------------- ------------------
 $347,164,207   $128,594,635        $767,981,215   $4,227,297,950       $469,532,431
============= ==============  ================== ================ ==================
 $ 99,158,441   $128,594,635        $    134,898   $      495,170       $     10,777
============= ==============  ================== ================ ==================
  248,005,766             --         767,846,317    4,226,802,780        469,521,654
============= ==============  ================== ================ ==================
           --             --                  --               --                 --
============= ==============  ================== ================ ==================
    4,855,974     12,764,193              11,277           44,414              1,040
============= ==============  ================== ================ ==================
   12,254,068             --          64,225,603      379,322,946         45,356,729
============= ==============  ================== ================ ==================
           --             --                  --               --                 --
============= ==============  ================== ================ ==================
 $      20.42   $      10.07        $      11.96   $        11.15       $      10.36
============= ==============  ================== ================ ==================
        20.24             --               11.96            11.14              10.35
============= ==============  ================== ================ ==================
           --             --                  --               --                 --
============= ==============  ================== ================ ==================

- -------------------------------------------------------------------------------------
 $358,898,057   $118,702,965        $751,217,083   $4,227,039,944       $478,366,962
           --          2,689                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                     MetLife
                                                                                                 Growth Strategy
                                                                                                    Portfolio
                                                                                                 ---------------
ASSETS
   Investments, at value (Note 2)*                                                                $4,229,806,141
   Repurchase Agreement                                                                                       --
   Cash                                                                                                       --
   Cash denominated in foreign currencies**                                                                   --
   Receivable for investments sold                                                                            --
   Receivable for Trust shares sold                                                                    3,126,481
   Dividends receivable                                                                                       --
   Interest receivable                                                                                        --
   Net variation margin on financial futures contracts (Note 7)                                               --
   Open swap contracts at fair value (Note 10)                                                                --
   Unrealized appreciation on forward currency contracts (Note 8)                                             --
   Receivable from investment adviser (Note 3)                                                                --
   Other assets                                                                                               --
                                                                                                 ---------------
      Total assets                                                                                 4,232,932,622
                                                                                                 ---------------
LIABILITIES
   Due to bank                                                                                                 2
   Payables for:
      Investments purchased                                                                            3,093,828
      When-issued/delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                               32,653
      Securities sold short, at value*** (Note 2)                                                             --
      Net variation margin on financial futures contracts (Note 7)                                            --
      Open swap contracts at fair value (Note 10)                                                             --
      Unrealized depreciation on forward currency contracts (Note 8)                                          --
      Cash denominated in foreign currencies**                                                                --
      Outstanding written options****                                                                         --
      Distribution and services fees - Class B                                                           834,049
      Distribution and services fees - Class E                                                                --
      Collateral on securities on loan                                                                        --
      Interest payable swap position                                                                          --
      Investment advisory fee payable (Note 3)                                                           244,826
      Administration fee payable                                                                              47
      Custodian and accounting fees payable                                                               35,477
   Accrued expenses                                                                                       21,220
                                                                                                 ---------------
      Total liabilities                                                                                4,262,102
                                                                                                 ---------------
NET ASSETS                                                                                        $4,228,670,520
                                                                                                 ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                $3,918,823,872
   Accumulated net realized gain (loss)                                                               74,802,958
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                              30,404,336
   Undistributed (distributions in excess of) net investment income                                  204,639,354
                                                                                                 ---------------
      Total                                                                                       $4,228,670,520
                                                                                                 ===============
NET ASSETS
   Class A                                                                                        $    1,995,381
                                                                                                 ===============
   Class B                                                                                         4,226,675,139
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                               170,650
                                                                                                 ===============
   Class B                                                                                           361,720,247
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $        11.69
                                                                                                 ===============
   Class B                                                                                                 11.68
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============

-
-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                              $4,199,401,805
**Cost of cash denominated in foreign currencies                                                              --
***Proceed of short sales                                                                                     --
****Cost of written options                                                                                   --

                                                                                                      MetLife
                                                                                                 Moderate Strategy
                                                                                                     Portfolio
                                                                                                 -----------------
ASSETS
   Investments, at value (Note 2)*                                                                 $ 1,427,803,458
   Repurchase Agreement                                                                                         --
   Cash                                                                                                         --
   Cash denominated in foreign currencies**                                                                     --
   Receivable for investments sold                                                                              --
   Receivable for Trust shares sold                                                                      2,522,851
   Dividends receivable                                                                                         --
   Interest receivable                                                                                          --
   Net variation margin on financial futures contracts (Note 7)                                                 --
   Open swap contracts at fair value (Note 10)                                                                  --
   Unrealized appreciation on forward currency contracts (Note 8)                                               --
   Receivable from investment adviser (Note 3)                                                                  --
   Other assets                                                                                                 --
                                                                                                 -----------------
      Total assets                                                                                   1,430,326,309
                                                                                                 -----------------
LIABILITIES
   Due to bank                                                                                                  --
   Payables for:
      Investments purchased                                                                              2,520,521
      When-issued/delayed delivery investments (Note 2)                                                         --
      Trust shares redeemed                                                                                  2,330
      Securities sold short, at value*** (Note 2)                                                               --
      Net variation margin on financial futures contracts (Note 7)                                              --
      Open swap contracts at fair value (Note 10)                                                               --
      Unrealized depreciation on forward currency contracts (Note 8)                                            --
      Cash denominated in foreign currencies**                                                                  --
      Outstanding written options****                                                                           --
      Distribution and services fees - Class B                                                             285,328
      Distribution and services fees - Class E                                                                  --
      Collateral on securities on loan                                                                          --
      Interest payable swap position                                                                            --
      Investment advisory fee payable (Note 3)                                                              90,254
      Administration fee payable                                                                                47
      Custodian and accounting fees payable                                                                 34,789
   Accrued expenses                                                                                         19,728
                                                                                                 -----------------
      Total liabilities                                                                                  2,952,997
                                                                                                 -----------------
NET ASSETS                                                                                         $ 1,427,373,312
                                                                                                 =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                 $ 1,364,601,027
   Accumulated net realized gain (loss)                                                                 18,417,163
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
(17,199,058)
   Undistributed (distributions in excess of) net investment income                                     61,554,180
                                                                                                 -----------------
      Total                                                                                        $$1,427,373,312
                                                                                                 =================
NET ASSETS
   Class A                                                                                         $       324,400
                                                                                                 =================
   Class B                                                                                           1,427,048,912
                                                                                                 =================
   Class E                                                                                                      --
                                                                                                 =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                  30,318
                                                                                                 =================
   Class B                                                                                             133,463,016
                                                                                                 =================
   Class E                                                                                                      --
                                                                                                 =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                         $         10.70
                                                                                                 =================
   Class B                                                                                                   10.69
                                                                                                 =================
   Class E                                                                                                      --
                                                                                                 =================

-
--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                               $ 1,445,002,516
**Cost of cash denominated in foreign currencies                                                                --
***Proceed of short sales                                                                                       --
****Cost of written options                                                                                     --

                                                                                                 MFS(R) Emerging
                                                                                                 Markets Equity
                                                                                                    Portfolio
                                                                                                 ---------------
ASSETS
   Investments, at value (Note 2)*                                                                  $274,220,591
   Repurchase Agreement                                                                                       --
   Cash                                                                                                      786
   Cash denominated in foreign currencies**                                                              246,493
   Receivable for investments sold                                                                     3,244,815
   Receivable for Trust shares sold                                                                      410,805
   Dividends receivable                                                                                  788,197
   Interest receivable                                                                                        --
   Net variation margin on financial futures contracts (Note 7)                                               --
   Open swap contracts at fair value (Note 10)                                                                --
   Unrealized appreciation on forward currency contracts (Note 8)                                             --
   Receivable from investment adviser (Note 3)                                                                --
   Other assets                                                                                               --
                                                                                                 ---------------
      Total assets                                                                                   278,911,687
                                                                                                 ---------------
LIABILITIES
   Due to bank                                                                                                --
   Payables for:
      Investments purchased                                                                            3,948,222
      When-issued/delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                                    6
      Securities sold short, at value*** (Note 2)                                                             --
      Net variation margin on financial futures contracts (Note 7)                                            --
      Open swap contracts at fair value (Note 10)                                                             --
      Unrealized depreciation on forward currency contracts (Note 8)                                          --
      Cash denominated in foreign currencies**                                                                --
      Outstanding written options****                                                                         --
      Distribution and services fees - Class B                                                               402
      Distribution and services fees - Class E                                                                --
      Collateral on securities on loan                                                                24,554,790
      Interest payable swap position                                                                          --
      Investment advisory fee payable (Note 3)                                                           200,691
      Administration fee payable                                                                             213
      Custodian and accounting fees payable                                                               71,027
   Accrued expenses                                                                                       12,620
                                                                                                 ---------------
      Total liabilities                                                                               28,787,971
                                                                                                 ---------------
NET ASSETS                                                                                          $250,123,716
                                                                                                 ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                  $285,686,671
   Accumulated net realized gain (loss)                                                               (8,716,354)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                             (27,955,375)
   Undistributed (distributions in excess of) net investment income                                    1,108,774
                                                                                                 ---------------
      Total                                                                                         $250,123,716
                                                                                                 ===============
NET ASSETS
   Class A                                                                                          $247,643,796
                                                                                                 ===============
   Class B                                                                                             2,479,920
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                            28,336,438
                                                                                                 ===============
   Class B                                                                                               284,158
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                          $       8.74
                                                                                                 ===============
   Class B                                                                                                  8.73
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============

-
-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                $302,158,657
**Cost of cash denominated in foreign currencies                                                         243,433
***Proceed of short sales                                                                                     --
****Cost of written options                                                                                   --

                       See notes to financial statements

MFS(R) Research               Neuberger Berman Oppenheimer Capital PIMCO Inflation
 International   MFS(R) Value   Real Estate       Appreciation     Protected Bond
   Portfolio      Portfolio      Portfolio          Portfolio         Portfolio
- ---------------  ------------ ---------------- ------------------- ---------------
 $1,240,073,214   $80,245,780   $1,075,095,372        $935,100,364  $2,267,578,224
             --            --       27,242,000          19,155,000      29,419,000
             --           756              724                  98              91
      2,490,403        41,404               --              47,665              --
     15,887,855       369,323        2,820,179           6,339,730      17,637,907
        893,811        30,923        1,512,037             682,302       1,019,783
      2,054,573       159,515        3,464,959             605,327              --
             --            --            2,573               1,809       3,999,626
             --            --               --                  --         392,908
             --            --               --                  --       6,301,572
            903            --               --                  --              --
             --            --               --                  --              --
             --            --               --                  --              --
- ---------------  ------------ ---------------- ------------------- ---------------
  1,261,400,759    80,847,701    1,110,137,844         961,932,295   2,326,349,111
- ---------------  ------------ ---------------- ------------------- ---------------
      2,348,753            --               --                  --              --
      5,758,159       394,723        1,563,687           5,181,578   1,134,424,551
             --            --               --                  --              --
        362,102       126,414          790,965              94,642         247,113
             --            --               --                  --      26,109,655
             --            --               --                  --              --
             --            --               --                  --              --
             --            --               --                  --       2,998,242
             --            --               --                  --       2,363,194
             --            --               --                  --         272,781
        104,142            --           86,890             104,008          76,612
          2,392            --            9,173                 238             175
    178,196,086            --      125,819,588          31,939,169              --
             --            --               --                  --              --
        617,654        44,858          493,777             437,560         469,026
             --         1,709               --                  --          17,952
      1,435,915        18,238          112,234             281,302         210,844
        167,686        83,545           49,870             117,104           1,979
- ---------------  ------------ ---------------- ------------------- ---------------
    188,992,889       669,487      128,926,184          38,155,601   1,167,192,124
- ---------------  ------------ ---------------- ------------------- ---------------
 $1,072,407,870   $80,178,214   $  981,211,660        $923,776,694  $1,159,156,987
===============  ============ ================ =================== ===============
 $  829,509,208   $67,084,548   $  818,926,578        $808,100,809  $1,213,132,130
    148,666,427     2,903,976       51,816,514          60,653,525     (67,017,564)

     95,521,013     9,624,962       98,171,542          53,752,320       8,873,680
     (1,288,778)      564,728       12,297,026           1,270,040       4,168,741
- ---------------  ------------ ---------------- ------------------- ---------------
 $1,072,407,870   $80,178,214   $  981,211,660        $923,776,694  $1,159,156,987
===============  ============ ================ =================== ===============
 $  525,199,024   $80,178,214   $  461,503,906        $407,213,025  $  784,511,026
===============  ============ ================ =================== ===============
    527,252,627            --      443,122,353         514,483,930     372,945,129
===============  ============ ================ =================== ===============
     19,956,219            --       76,585,401           2,079,739       1,700,832
===============  ============ ================ =================== ===============
     40,254,304     6,102,151       30,227,399          47,464,773      78,826,132
===============  ============ ================ =================== ===============
     40,607,945            --       29,093,448          60,346,641      37,486,921
===============  ============ ================ =================== ===============
      1,534,088            --        5,024,148             242,633         170,993
===============  ============ ================ =================== ===============
 $        13.05   $     13.14   $        15.27        $       8.58  $         9.95
===============  ============ ================ =================== ===============
          12.98            --            15.23                8.53            9.95
===============  ============ ================ =================== ===============
          13.01            --            15.24                8.57            9.95
===============  ============ ================ =================== ===============

- -----------------------------------------------------------------------------------
 $1,144,640,986   $70,622,894   $  976,923,830        $881,364,206  $2,256,497,795
      2,446,516        41,404               --              46,890              --
             --            --               --                  --      26,741,410
             --            --               --                  --         518,580

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)

                                                                                                   PIMCO Total
                                                                                                     Return
Pioneer Fund
                                                                                                    Portfolio
Portfolio
                                                                                                 --------------
------------
ASSETS
   Investments, at value (Note 2)*                                                               $2,850,690,802
$ 37,020,935
   Repurchase Agreement
48,634,000       791,000
   Cash
18,146           801
   Cash denominated in foreign currencies**
16,762,788            --
   Receivable for investments sold
319,726,482        20,987
   Receivable for Trust shares sold
2,020,225        13,821
   Dividends receivable
11,250        44,778
   Interest receivable
12,167,207            33
   Net variation margin on financial futures contracts (Note 7)
2,312,860            --
   Open swap contracts at fair value (Note 10)
--            --
   Unrealized appreciation on forward currency contracts (Note 8)
--            --
   Receivable from investment adviser (Note 3)
--           700
   Other assets
--            --
                                                                                                 --------------
------------
      Total assets
3,252,343,760    37,893,055
                                                                                                 --------------
------------
LIABILITIES
   Due to bank
--            --
   Payables for:
      Investments purchased
563,001,800        90,710
      When-issued/delayed delivery investments (Note 2)
--            --
      Trust shares redeemed
1,780,025        90,069
      Securities sold short, at value*** (Note 2)
195,380,969            --
      Net variation margin on financial futures contracts (Note 7)
--            --
      Open swap contracts at fair value (Note 10)
8,990,117            --
      Unrealized depreciation on forward currency contracts (Note 8)
4,274,344            --
      Cash denominated in foreign currencies**
--            --
      Outstanding written options****
706,091            --
      Distribution and services fees - Class B
241,645            --
      Distribution and services fees - Class E
16,981            --
      Collateral on securities on loan
--            --
      Interest payable swap position
2,674,810            --
      Investment advisory fee payable (Note 3)
1,008,345        23,056
      Administration fee payable
--            --
      Custodian and accounting fees payable
701,308         8,390
   Accrued expenses
151,945        81,742
                                                                                                 --------------
------------
      Total liabilities
778,928,380       293,967
                                                                                                 --------------
------------
NET ASSETS                                                                                       $2,473,415,380
$ 37,599,088
                                                                                                 ==============
============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                               $2,503,123,297
$ 40,243,419
   Accumulated net realized gain (loss)                                                             (61,816,168)
(12,360,107)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
(28,045,878)    9,483,863
   Undistributed (distributions in excess of) net investment income
60,154,129       231,913
                                                                                                 --------------
------------
      Total                                                                                      $2,473,415,380
$ 37,599,088
                                                                                                 ==============
============
NET ASSETS
   Class A                                                                                       $1,158,916,339
$ 37,599,088
                                                                                                 ==============
============
   Class B
1,177,999,005            --
                                                                                                 ==============
============
   Class E
136,500,036            --
                                                                                                 ==============
============
CAPITAL SHARES OUTSTANDING
   Class A
103,232,383     2,853,565
                                                                                                 ==============
============
   Class B
105,809,287            --
                                                                                                 ==============
============
   Class E
12,227,739            --
                                                                                                 ==============
============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                       $        11.23
$      13.18
                                                                                                 ==============
============
   Class B
11.13            --
                                                                                                 ==============
============
   Class E
11.16            --
                                                                                                 ==============
============

-
-------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                             $2,875,327,796
$ 27,537,072
**Cost of cash denominated in foreign currencies
16,521,746            --
***Proceed of short sales
199,107,629            --
****Cost of written options
2,651,714            --

                                                                                                    Pioneer
                                                                                                 Mid-Cap Value
                                                                                                   Portfolio
                                                                                                 -------------
ASSETS
   Investments, at value (Note 2)*                                                                $ 10,380,637
   Repurchase Agreement                                                                                583,000
   Cash                                                                                                    686
   Cash denominated in foreign currencies**                                                                 --
   Receivable for investments sold                                                                     163,969
   Receivable for Trust shares sold                                                                         --
   Dividends receivable                                                                                 11,311
   Interest receivable                                                                                      24
   Net variation margin on financial futures contracts (Note 7)                                             --
   Open swap contracts at fair value (Note 10)                                                              --
   Unrealized appreciation on forward currency contracts (Note 8)                                           --
   Receivable from investment adviser (Note 3)                                                          15,371
   Other assets                                                                                             --
                                                                                                 -------------
      Total assets                                                                                  11,154,998
                                                                                                 -------------
LIABILITIES
   Due to bank                                                                                              --
   Payables for:
      Investments purchased                                                                            193,880
      When-issued/delayed delivery investments (Note 2)                                                     --
      Trust shares redeemed                                                                              7,397
      Securities sold short, at value*** (Note 2)                                                           --
      Net variation margin on financial futures contracts (Note 7)                                          --
      Open swap contracts at fair value (Note 10)                                                           --
      Unrealized depreciation on forward currency contracts (Note 8)                                        --
      Cash denominated in foreign currencies**                                                              --
      Outstanding written options****                                                                       --
      Distribution and services fees - Class B                                                              --
      Distribution and services fees - Class E                                                              --
      Collateral on securities on loan                                                                      --
      Interest payable swap position                                                                        --
      Investment advisory fee payable (Note 3)                                                           6,447
      Administration fee payable                                                                            --
      Custodian and accounting fees payable                                                             27,889
   Accrued expenses                                                                                     63,698
                                                                                                 -------------
      Total liabilities                                                                                299,311
                                                                                                 -------------
NET ASSETS                                                                                        $ 10,855,687
                                                                                                 =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                $ 10,576,024
   Accumulated net realized gain (loss)                                                                205,565
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                                49,579
   Undistributed (distributions in excess of) net investment income                                     24,519
                                                                                                 -------------
      Total                                                                                       $ 10,855,687
                                                                                                 =============
NET ASSETS
   Class A                                                                                        $ 10,855,687
                                                                                                 =============
   Class B                                                                                                  --
                                                                                                 =============
   Class E                                                                                                  --
                                                                                                 =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                             992,008
                                                                                                 =============
   Class B                                                                                                  --
                                                                                                 =============
   Class E                                                                                                  --
                                                                                                 =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $      10.94
                                                                                                 =============
   Class B                                                                                                  --
                                                                                                 =============
   Class E                                                                                                  --
                                                                                                 =============

- --------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                              $$10,331,058
**Cost of cash denominated in foreign currencies                                                            --
***Proceed of short sales                                                                                   --
****Cost of written options                                                                                 --

                       See notes to financial statements

     Met/Putnam         RCM Global    Third Avenue   T. Rowe Price      Turner       Van Kampen
Capital Opportunities   Technology   Small Cap Value Mid-Cap Growth Mid-Cap Growth    Comstock
      Portfolio         Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
- ---------------------  ------------  --------------- -------------- -------------- --------------
         $ 54,836,959  $254,875,674   $1,276,889,918 $1,021,911,149   $302,425,766 $1,099,314,773
              197,000    28,372,000      201,522,000             --     14,934,000        150,000
                  356            --              342             --            539            844
                   --        49,313               --             --             --             --
                   --    28,629,920        2,718,860      3,395,253      7,563,616      8,836,785
                5,695       824,956          796,661        815,389        343,779      1,217,163
               42,475        27,117        1,355,987        308,784         88,462      1,579,195
                   28         2,680           19,033        153,958          1,410              6
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
- ---------------------  ------------  --------------- -------------- -------------- --------------
           55,082,513   312,781,660    1,483,302,801  1,026,584,533    325,357,572  1,111,098,766
- ---------------------  ------------  --------------- -------------- -------------- --------------
                   --       319,406               --             --             --             --
                   --    37,426,798        1,704,178      8,951,463      9,853,047      1,779,592
                   --            --               --             --             --             --
                5,027        28,751          111,449        186,953            437         64,696
                   --       912,324               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --       353,380               --             --             --             --
                1,382        17,420           99,962         91,204         13,443         21,150
                   --         2,082               --          3,339             --             --
           11,233,578    31,522,763      270,013,596    207,871,825     35,876,316     33,531,324
                   --            --               --             --             --             --
               29,831       177,171          712,102        478,901        175,114        531,640
               17,953            --               --         25,433             --          1,381
               84,648       113,777          168,783        181,175        104,625        215,652
                  391        72,972           63,647         40,832         13,440          5,430
- ---------------------  ------------  --------------- -------------- -------------- --------------
           11,372,810    70,946,844      272,873,717    217,831,125     46,036,422     36,150,865
- ---------------------  ------------  --------------- -------------- -------------- --------------
         $ 43,709,703  $241,834,816   $1,210,429,084 $  808,753,408   $279,321,150 $1,074,947,901
=====================  ============  =============== ============== ============== ==============
         $ 40,925,880  $233,394,937   $  965,509,892 $  655,945,276   $238,602,846 $1,019,845,187
           (1,519,917)   (3,936,548)      35,476,417     31,833,930     14,983,870      9,992,506

            4,305,840    13,647,407      204,760,362    118,702,848     25,534,505     33,972,465
               (2,100)   (1,270,980)       4,682,413      2,271,354        199,929     11,137,743
- ---------------------  ------------  --------------- -------------- -------------- --------------
         $$43,709,703  $241,834,816   $1,210,429,084 $  808,753,408   $279,321,150 $1,074,947,901
=====================  ============  =============== ============== ============== ==============
         $ 36,540,942  $140,390,894   $  711,531,541 $  329,293,253   $211,384,556 $  966,647,781
=====================  ============  =============== ============== ============== ==============
            7,168,761    84,567,470      498,897,543    451,939,834     67,936,594    108,300,120
=====================  ============  =============== ============== ============== ==============
                   --    16,876,452               --     27,520,321             --             --
=====================  ============  =============== ============== ============== ==============
            2,584,993    29,185,632       43,607,070     39,628,479     16,923,877     90,674,899
=====================  ============  =============== ============== ============== ==============
              513,055    17,794,328       30,657,655     55,222,232      5,463,749     10,179,088
=====================  ============  =============== ============== ============== ==============
                   --     3,535,871               --      3,342,600             --             --
=====================  ============  =============== ============== ============== ==============
         $      14.14  $       4.81   $        16.32 $         8.31   $      12.49 $        10.66
=====================  ============  =============== ============== ============== ==============
                13.97          4.75            16.27           8.18          12.43          10.64
=====================  ============  =============== ============== ============== ==============
                   --          4.77               --           8.23             --             --
=====================  ============  =============== ============== ============== ==============

- -------------------------------------------------------------------------------------------------
         $ 50,531,119  $241,208,728   $1,072,133,149 $  903,208,232   $276,891,261 $1,065,342,308
                   --        48,555               --             --             --             --
                   --       959,620               --             --             --             --
                   --       287,906               --             --             --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                             Met/AIM         Batterymarch     Batterymarch
                                                         Small Cap Growth  Growth and Income  Mid-Cap Stock
                                                            Portfolio         Portfolio*        Portfolio
                                                         ----------------  -----------------  -------------
INVESTMENT INCOME:
   Dividends (1)                                              $   550,190       $  1,714,407    $ 1,091,807
   Interest (2)                                                   426,604             16,779         41,093
                                                         ----------------  -----------------  -------------
      Total investment income                                     976,794          1,731,186      1,132,900
                                                         ----------------  -----------------  -------------
EXPENSES:
   Investment advisory fee (Note 3)                             2,529,291            511,599        717,601
   Deferred expense reimbursement (Note 3)                             --                 --             --
   Administration fees                                             27,233              5,590         44,975
   Custody and accounting fees                                     86,287             30,918         18,358
   Distribution fee - Class B                                     387,690                 --             --
   Distribution fee - Class E                                      10,704                 --             --
   Transfer agent fees                                             20,642              4,178          3,016
   Audit                                                           12,514              6,326         17,519
   Legal                                                            6,239              4,178         17,414
   Trustee fees and expenses                                        8,342              3,409         19,313
   Shareholder reporting                                           30,416              3,859          7,230
   Insurance                                                        6,571              1,245         28,084
   Organizational expense                                              --                498             --
   Other                                                            6,202                374          2,333
                                                         ----------------  -----------------  -------------
      Total expenses                                            3,132,131            572,174        875,843
      Less fees waived and expenses reimbursed by
         the adviser                                                   --            (61,824)        (1,833)
      Less broker commission recapture                            (61,730)                --             --
                                                         ----------------  -----------------  -------------
   Net expenses                                                 3,070,401            510,350        874,010
                                                         ----------------  -----------------  -------------
   Net investment income                                       (2,093,607)         1,220,836        258,890
                                                         ----------------  -----------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                              41,644,795         (2,501,499)    17,979,873
      Futures contracts                                                --                 --        126,899
      Options contracts                                                --                 --             --
      Swap contracts                                                   --                 --             --
      Foreign currency related transactions                            20                 --             --
                                                         ----------------  -----------------  -------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                41,644,815         (2,501,499)    18,106,772
                                                         ----------------  -----------------  -------------
   Unrealized appreciation (depreciation) on:
      Investment                                               (4,428,909)       (12,255,203)    (9,238,793)
      Futures contracts                                                --                 --             --
      Options contracts                                                --                 --             --
      Swap contracts                                                   --                 --             --
      Foreign currency related transactions                            --                 --             --
                                                         ----------------  -----------------  -------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                           (4,428,909)       (12,255,203)    (9,238,793)
                                                         ----------------  -----------------  -------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                            37,215,906        (14,756,702)     8,867,979
                                                         ----------------  -----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                               $35,122,299       $(13,535,866)   $ 9,126,869
                                                         ================  =================  =============

- ------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:            $       411       $      3,740    $        --
(2)Interest income includes security lending
   income of:                                                     100,961                  3             28
* For the period 5/1/2006 (Commencement of
  Operations) through 6/30/2006.

                       See notes to financial statements

    Dreman         Federated    Cyclical      Cyclical
Small-Cap Value    High Yield  Growth ETF Growth and Income
   Portfolio       Portfolio   Portfolio    ETF Portfolio
- ---------------   -----------  ---------- -----------------
      $ 165,290   $     4,893  $1,193,250        $1,429,794
         24,495     3,296,512     142,241           121,711
- ---------------   -----------  ---------- -----------------
        189,785     3,301,405   1,335,491         1,551,505
- ---------------   -----------  ---------- -----------------
         63,693       254,942     390,969           347,149
             --            --          --                --
          2,325        17,578      10,221             9,582
         56,185        16,067      19,513            22,499
             --            --     217,142           192,822
             --            --          32                21
          3,017         3,016       3,467             4,102
         19,723        17,538      13,362            13,356
         15,241        16,478      10,876            10,876
         17,032        16,727       8,181             8,181
          6,275         4,632          --                --
          1,002        10,937         421               312
             --            --          --                --
          1,320         1,240       1,679             1,514
- ---------------   -----------  ---------- -----------------
        185,813       359,155     675,863           610,414
       (100,889)       (6,722)         --                --
             --            --          --                --
- ---------------   -----------  ---------- -----------------
         84,924       352,433     675,863           610,414
- ---------------   -----------  ---------- -----------------
        104,861     2,948,972     659,628           941,091
- ---------------   -----------  ---------- -----------------

        549,830       333,125     503,046           290,799
             --            --          --                --
             --            --          --                --
             --            --          --                --
              2            --          --                --
- ---------------   -----------  ---------- -----------------

        549,832       333,125     503,046           290,799
- ---------------   -----------  ---------- -----------------
        (881,986)  (1,030,381)  1,992,194           117,641
             --            --          --                --
             --            --          --                --
             --            --          --                --
             --            --          --                --
- ---------------   -----------  ---------- -----------------
       (881,986)   (1,030,381)  1,992,194           117,641
- ---------------   -----------  ---------- -----------------

       (332,154)     (697,256)  2,495,240           408,440
- ---------------   -----------  ---------- -----------------
      $(227,293)  $ 2,251,716  $3,154,868        $1,349,531
===============   ===========  ========== =================

- -----------------------------------------------------------
      $     182   $        --  $       --        $       --
             --            --      41,865            38,060

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                         Goldman Sachs  Harris Oakmark        Janus
                                                         Mid-Cap Value  International   Aggressive Growth
                                                           Portfolio      Portfolio         Portfolio
                                                         -------------  --------------  -----------------
INVESTMENT INCOME:
   Dividends (1)                                          $  3,457,195    $ 25,378,724       $  3,623,695
   Interest (2)                                                311,041       1,386,274          1,348,623
                                                         -------------  --------------  -----------------
      Total investment income                                3,768,236      26,764,998          4,972,318
                                                         -------------  --------------  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                          1,557,199       6,015,074          2,682,353
   Deferred expense reimbursement (Note 3)                         876              --                 --
   Administration fees                                          20,360          59,110             35,247
   Custody and accounting fees                                  89,230       1,112,977            279,018
   Distribution fee - Class B                                  189,378         801,018            346,192
   Distribution fee - Class E                                       --         111,668              5,143
   Transfer agent fees                                          10,613          22,657             17,929
   Audit                                                        13,581          13,658             12,648
   Legal                                                         4,342           6,450              8,682
   Trustee fees and expenses                                     6,350           8,342              8,342
   Shareholder reporting                                         5,952         118,060             47,972
   Insurance                                                     4,615          14,605              9,387
   Organizational expense                                           --              --                 --
   Other                                                        11,789           6,939              6,615
                                                         -------------  --------------  -----------------
      Total expenses                                         1,914,285       8,290,558          3,459,528
      Less fees waived and expenses reimbursed by
         the adviser                                                --              --                 --
      Less broker commission recapture                         (41,255)        (58,813)           (91,871)
                                                         -------------  --------------  -----------------
   Net expenses                                              1,873,030       8,231,745          3,367,657
                                                         -------------  --------------  -----------------
   Net investment income                                     1,895,206      18,533,253          1,604,661
                                                         -------------  --------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                           33,431,548     183,340,258         35,896,744
      Futures contracts                                        462,688        (533,429)           (17,760)
      Options contracts                                             --              --                 --
      Swap contracts                                                --              --                 --
      Foreign currency related transactions                         --         864,602              3,328
                                                         -------------  --------------  -----------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                             33,894,236     183,671,431         35,882,312
                                                         -------------  --------------  -----------------
   Unrealized appreciation (depreciation) on:
      Investment                                           (12,692,931)    (36,714,431)       (51,415,544)
      Futures contracts                                             --              --                 --
      Options contracts                                             --              --                 --
      Swap contracts                                                --              --                 --
      Foreign currency related transactions                         --        (486,467)             9,171
                                                         -------------  --------------  -----------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                       (12,692,931)    (37,200,898)       (51,406,373)
                                                         -------------  --------------  -----------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                         21,201,305     146,470,533        (15,524,061)
                                                         -------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                           $ 23,096,511    $165,003,786       $(13,919,400)
                                                         =============  ==============  =================

- ----------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:        $         --    $  2,415,446       $    187,462
(2)Interest income includes security lending
   income of:                                                    7,575         549,747             57,843

                       See notes to financial statements

Janus Capital    Lazard     Legg Mason Partners   Legg Mason
Appreciation     Mid-Cap      Managed Assets     Value Equity
  Portfolio     Portfolio        Portfolio        Portfolio
- -------------  -----------  -------------------  ------------
$   3,421,154  $ 2,545,305          $ 1,514,971  $  1,421,285
    1,791,396      366,367            2,260,684       447,443
- -------------  -----------  -------------------  ------------
    5,212,550    2,911,672            3,775,655     1,868,728
- -------------  -----------  -------------------  ------------
    3,484,706    1,279,769              680,698       875,867
           --           --                   --            --
      232,345       20,453               58,517        11,550
      139,375       92,329               46,557        44,135
           --      250,183                   --        48,467
           --       23,983                   --         5,656
        3,016       19,998                3,038         7,042
       10,308       12,514               12,241        31,814
       14,446        8,761               18,775         9,086
       13,926        8,342               18,954         7,159
       23,613       16,195               11,375            --
      140,956        4,108               39,937         1,733
           --           --                   --            --
        7,298       10,723                1,346        27,079
- -------------  -----------  -------------------  ------------
    4,069,989    1,747,358              891,438     1,069,588
           --           --                   --       (54,020)
           --      (62,824)                  --       (23,702)
- -------------  -----------  -------------------  ------------
    4,069,989    1,684,534              891,438       991,866
- -------------  -----------  -------------------  ------------
    1,142,561    1,227,138            2,884,217       876,862
- -------------  -----------  -------------------  ------------

  169,861,500    6,807,660           10,705,280    16,619,713
           --      487,700                   --     4,177,257
           --           --                   --            --
           --           --                   --            --
      220,945           (1)                 (66)       (9,400)
- -------------  -----------  -------------------  ------------
  170,082,445    7,295,359           10,705,214    20,787,570
- -------------  -----------  -------------------  ------------
 (258,048,413)  (1,271,371)          (9,342,954)  (45,244,604)
           --           --                   --            --
           --           --                   --            --
           --           --                   --            --
       14,395           --                   37        (2,056)
- -------------  -----------  -------------------  ------------
 (258,034,018)  (1,271,371)          (9,342,917)  (45,246,660)
- -------------  -----------  -------------------  ------------
  (87,951,573)   6,023,988            1,362,297   (24,459,090)
- -------------  -----------  -------------------  ------------
$ (86,809,012) $ 7,251,126          $ 4,246,514  $(23,582,228)
=============  ===========  ===================  ============

- --------------------------------------------------------------
$     175,102  $        --          $     3,075  $         --
       42,839       19,622               13,459            --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                         Loomis Sayles     Lord Abbett     Lord Abbett
                                                         Global Markets  America's Value  Bond Debenture
                                                           Portfolio*       Portfolio       Portfolio
                                                         --------------  ---------------  --------------
INVESTMENT INCOME:
   Dividends (1)                                           $    613,334       $  878,274    $  1,899,955
   Interest (2)                                               1,231,809          626,872      51,507,179
                                                         --------------  ---------------  --------------
      Total investment income                                 1,845,143        1,505,146      53,407,134
                                                         --------------  ---------------  --------------
EXPENSES:
   Investment advisory fee (Note 3)                             419,481          253,337       4,163,588
   Deferred expense reimbursement (Note 3)                           --               --              --
   Administration fees                                            4,502            6,056          63,542
   Custody and accounting fees                                   71,027           50,422         191,641
   Distribution fee - Class B                                       580           97,437         893,185
   Distribution fee - Class E                                        --               --          26,320
   Transfer agent fees                                            4,178            3,832          21,654
   Audit                                                          6,326           13,053          14,589
   Legal                                                          4,178            8,682           7,766
   Trustee fees and expenses                                      3,409            8,373           8,342
   Shareholder reporting                                          2,863            1,220          87,438
   Insurance                                                      1,245              776          20,366
   Organizational expense                                           498               --              --
   Other                                                            370            6,120           7,604
                                                         --------------  ---------------  --------------
      Total expenses                                            518,657          449,308       5,506,035
      Less fees waived and expenses reimbursed by
         the adviser                                                 --          (18,534)             --
      Less broker commission recapture                               --           (2,050)             --
                                                         --------------  ---------------  --------------
   Net expenses                                                 518,657          428,724       5,506,035
                                                         --------------  ---------------  --------------
   Net investment income                                      1,326,486        1,076,422      47,901,099
                                                         --------------  ---------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                           (12,301,290)         227,162       6,999,302
      Futures contracts                                       1,012,578               --              --
      Options contracts                                              --               --              --
      Swap contracts                                                 --               --              --
      Foreign currency related transactions                     (12,331)          (5,120)             --
                                                         --------------  ---------------  --------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                             (11,301,043)         222,042       6,999,302
                                                         --------------  ---------------  --------------
   Unrealized appreciation (depreciation) on:
      Investment                                            (18,372,318)         956,812     (19,498,772)
      Futures contracts                                              --               --              --
      Options contracts                                              --               --              --
      Swap contracts                                                 --               --              --
      Foreign currency related transactions                      24,581               --              --
                                                         --------------  ---------------  --------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                        (18,347,737)         956,812     (19,498,772)
                                                         --------------  ---------------  --------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                         (29,648,780)       1,178,854     (12,499,470)
                                                         --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                            $(28,322,294)      $2,255,276    $ 35,401,629
                                                         ==============  ===============  ==============

- ---------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:         $     10,135       $       --    $         --
(2)Interest income includes security lending
   income of:                                                       379               --         614,616
* For the period 5/1/2006 (Commencement of
  Operations) through 6/30/2006.

                       See notes to financial statements

   Lord Abbett         Lord Abbett        Lord Abbett      Mercury
Growth and Income  Growth Opportunities  Mid-Cap Value  Large-Cap Core
    Portfolio           Portfolio          Portfolio      Portfolio
- -----------------  --------------------  -------------  --------------
     $ 32,303,811           $   170,252    $ 2,515,514     $   894,437
        1,974,171                72,938        223,072          50,959
- -----------------  --------------------  -------------  --------------
       34,277,982               243,190      2,738,586         945,396
- -----------------  --------------------  -------------  --------------
        8,206,656               237,152      1,175,956         512,207
               --                    --             --              --
          115,236                 8,202         17,482          28,747
          291,596                66,085         73,554           9,894
        1,585,097                58,152        299,958              --
               --                    --             --              --
           12,463                10,138          9,483           3,038
           12,684                12,528         12,637          17,570
            6,461                 8,682          8,681          16,027
            8,340                 8,339          8,342          16,727
          129,268                 4,698         20,020           9,164
           40,715                   836          4,439          17,055
               --                    --             --              --
            9,850                 6,119          6,194           1,334
- -----------------  --------------------  -------------  --------------
       10,418,366               420,931      1,636,746         631,763
               --               (50,909)            --         (10,662)
         (143,312)               (6,962)       (17,685)             --
- -----------------  --------------------  -------------  --------------
       10,275,054               363,060      1,619,061         621,101
- -----------------  --------------------  -------------  --------------
       24,002,928              (119,870)     1,119,525         324,295
- -----------------  --------------------  -------------  --------------
       81,837,419             4,129,388      8,720,799       6,447,709
         (201,879)                   --             --              --
               --                    --             --              --
               --                    --             --              --
               --                    --             --              --
- -----------------  --------------------  -------------  --------------
       81,635,540             4,129,388      8,720,799       6,447,709
- -----------------  --------------------  -------------  --------------
       64,233,104            (2,564,937)    (7,479,156)     (3,097,981)
               --                    --             --              --
               --                    --             --              --
               --                    --             --              --
               --                    --             --              --
- -----------------  --------------------  -------------  --------------

       64,233,104            (2,564,937)    (7,479,156)     (3,097,981)
- -----------------  --------------------  -------------  --------------

      145,868,644             1,564,451      1,241,643       3,349,728
- -----------------  --------------------  -------------  --------------
     $169,871,572           $ 1,444,581    $$2,361,168     $ 3,674,023
=================  ====================  =============  ==============

- -----------------------------------------------------------------------
     $    304,253           $       183    $     4,565     $        --
          119,964                 6,135         18,632              15

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                               MetLife             MetLife            MetLife
                                                         Aggressive Strategy  Balanced Strategy  Defensive
Strategy
                                                              Portfolio           Portfolio          Portfolio
                                                         -------------------  -----------------
------------------
INVESTMENT INCOME:
   Dividends (1)                                                $ 40,884,296      $ 205,458,752        $
18,719,511
   Interest (2)                                                           --                 --
--
                                                         -------------------  -----------------
------------------
      Total investment income                                     40,884,296        205,458,752
18,719,511
                                                         -------------------  -----------------
------------------
EXPENSES:
   Investment advisory fee (Note 3)                                  334,953          1,766,013
196,196
   Deferred expense reimbursement (Note 3)                                --                 --
--
   Administration fees                                                14,876             14,876
14,876
   Custody and accounting fees                                        24,556             24,556
24,556
   Distribution fee - Class B                                        909,730          4,857,113
490,476
   Distribution fee - Class E                                             --                 --
--
   Transfer agent fees                                                 6,444             11,272
12,824
   Audit                                                               8,212              8,212
8,212
   Legal                                                               9,405              9,405
6,382
   Trustee fees and expenses                                           7,963              7,963
7,963
   Shareholder reporting                                                  --                 --
--
   Insurance                                                           1,733             11,098
535
   Organizational expense                                                 --                 --
--
   Other                                                               6,122              6,279
6,230
                                                         -------------------  -----------------
------------------
      Total expenses                                               1,323,994          6,716,787
768,250
      Less fees waived and expenses reimbursed by
         the adviser                                                 (50,307)          (166,290)
(81,577)
      Less broker commission recapture                                    --                 --
--
                                                         -------------------  -----------------
------------------
   Net expenses                                                    1,273,687          6,550,497
686,673
                                                         -------------------  -----------------
------------------
   Net investment income                                          39,610,609        198,908,255
18,032,838
                                                         -------------------  -----------------
------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                 18,271,855         66,396,789
4,835,582
      Futures contracts                                                   --                 --
--
      Options contracts                                                   --                 --
--
      Swap contracts                                                      --                 --
--
      Foreign currency related transactions                               --                 --
--
                                                         -------------------  -----------------
------------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                   18,271,855         66,396,789
4,835,582
                                                         -------------------  -----------------
------------------
   Unrealized appreciation (depreciation) on:
      Investment                                                 (38,612,967)      (172,721,549)
(17,298,313)
      Futures contracts                                                   --                 --
--
      Options contracts                                                   --                 --
--
      Swap contracts                                                      --                 --
--
      Foreign currency related transactions                               --                 --
--
                                                         -------------------  -----------------
------------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                             (38,612,967)      (172,721,549)
(17,298,313)
                                                         -------------------  -----------------
------------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                              (20,341,112)      (106,324,760)
(12,462,731)
                                                         -------------------  -----------------
------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                 $ 19,269,497      $  92,583,495        $
5,570,107
                                                         ===================  =================
==================

-
--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:              $         --      $          --        $
--
(2)Interest income includes security lending
   income of:                                                             --                 --
--
* For the period 5/1/2006 (Commencement of
  Operations) through 6/30/2006.

                       See notes to financial statements

    MetLife           MetLife       MFS(R) Emerging  MFS(R) Research
Growth Strategy  Moderate Strategy  Markets Equity    International
   Portfolio         Portfolio        Portfolio*        Portfolio
- ---------------  -----------------  ---------------  ---------------
  $ 210,883,371       $ 63,762,197     $  1,392,971     $ 18,047,856
             --                 --          198,628          804,139
- ---------------  -----------------  ---------------  ---------------
    210,883,371         63,762,197        1,591,599       18,851,995
- ---------------  -----------------  ---------------  ---------------
      1,615,401            522,718          389,642        4,134,940
             --                 --               --               --
         14,876             14,876            3,168           46,539
         24,556             24,556           71,027        1,098,092
      4,634,063          1,600,257              593          624,682
             --                 --               --           12,945
         11,944             11,377            4,178           19,190
          8,212              8,212            6,326           13,303
          9,405              9,389            4,178            8,682
          7,963              7,862            3,409            8,339
             --                 --            2,490           99,681
          9,671              2,656            1,245           12,333
             --                 --              498               --
          6,213              6,121              373            6,825
- ---------------  -----------------  ---------------  ---------------
      6,342,304          2,208,024          487,127        6,085,551
        (98,229)                --           (4,302)              --
             --                 --               --         (121,205)
- ---------------  -----------------  ---------------  ---------------
      6,244,075          2,208,024          482,825        5,964,346
- ---------------  -----------------  ---------------  ---------------
    204,639,296         61,554,173        1,108,774       12,887,649
- ---------------  -----------------  ---------------  ---------------
     75,138,014         19,740,548       (6,958,597)     159,618,976
             --                 --       (1,586,116)         893,187
             --                 --               --               --
             --                 --               --               --
             --                 --         (171,641)         318,030
- ---------------  -----------------  ---------------  ---------------
     75,138,014         19,740,548       (8,716,354)     160,830,193
- ---------------  -----------------  ---------------  ---------------
   (185,231,970)       (59,447,752)     (27,955,375)     (49,865,740)
             --                 --               --               --
             --                 --               --               --
             --                 --               --               --
             --                 --               --           51,847
- ---------------  -----------------  ---------------  ---------------
   (185,231,970)       (59,447,752)     (27,955,375)     (49,813,893)
- ---------------  -----------------  ---------------  ---------------
   (110,093,956)       (39,707,204)     (36,671,729)     111,016,300
- ---------------  -----------------  ---------------  ---------------
  $  94,545,340       $ 21,846,969     $(35,562,955)    $123,903,949
===============  =================  ===============  ===============

- ---------------------------------------------------------------------
  $          --       $         --     $    154,527     $  1,992,455
             --                 --              157          469,185

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                       Neuberger Berman      Oppenheimer
                                                         MFS(R) Value    Real Estate     Capital Appreciation
                                                          Portfolio       Portfolio           Portfolio
                                                         ------------  ----------------  --------------------
INVESTMENT INCOME:
   Dividends (1)                                           $  923,927      $ 13,899,754          $  5,018,922
   Interest (2)                                                35,461           437,814               439,262
                                                         ------------  ----------------  --------------------
      Total investment income                                 959,388        14,337,568             5,458,184
                                                         ------------  ----------------  --------------------
EXPENSES:
   Investment advisory fee (Note 3)                           288,349         2,418,032             3,273,989
   Deferred expense reimbursement (Note 3)                         --                --                    --
   Administration fees                                         17,374            32,572                43,737
   Custody and accounting fees                                 30,224            86,753               216,959
   Distribution fee - Class B                                      --           475,253               638,095
   Distribution fee - Class E                                      --            49,316                 1,193
   Transfer agent fees                                          3,038            21,024                21,072
   Audit                                                       17,867            13,648                12,748
   Legal                                                       15,671             6,382                13,923
   Trustee fees and expenses                                   16,727             6,350                 8,389
   Shareholder reporting                                        8,640            37,094                99,185
   Insurance                                                    9,825             6,397                14,151
   Organizational expense                                          --                --                    --
   Other                                                        1,197             5,682                 7,091
                                                         ------------  ----------------  --------------------
      Total expenses                                          408,912         3,158,503             4,350,532
      Less fees waived and expenses reimbursed by
         the adviser                                          (14,252)               --               (79,127)
      Less broker commission recapture                             --          (129,967)                   --
                                                         ------------  ----------------  --------------------
   Net expenses                                               394,660         3,028,536             4,271,405
                                                         ------------  ----------------  --------------------
   Net investment income                                      564,728        11,309,032             1,186,779
                                                         ------------  ----------------  --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                           3,024,853        55,556,352            63,473,658
      Futures contracts                                            --                --               411,480
      Options contracts                                            --                --                    --
      Swap contracts                                               --                --                    --
      Foreign currency related transactions                    (1,156)               --               (67,928)
                                                         ------------  ----------------  --------------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                             3,023,697        55,556,352            63,817,210
                                                         ------------  ----------------  --------------------
   Unrealized appreciation (depreciation) on:
      Investment                                            1,416,617        37,979,998           (53,138,624)
      Futures contracts                                            --                --                    --
      Options contracts                                            --                --                    --
      Swap contracts                                               --                --                    --
      Foreign currency related transactions                        --                --                   776
                                                         ------------  ----------------  --------------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                        1,416,617        37,979,998           (53,137,848)
                                                         ------------  ----------------  --------------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                         4,440,314        93,536,350            10,679,362
                                                         ------------  ----------------  --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                            $5,005,042      $104,845,382          $ 11,866,141
                                                         ============  ================  ====================

- --------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:         $    9,564      $     13,695          $    231,916
(2)Interest income includes security lending
   income of:                                                      --            13,521                47,860

                       See notes to financial statements

PIMCO Inflation     PIMCO                       Pioneer
Protected Bond   Total Return  Pioneer Fund  Mid-Cap Value
   Portfolio      Portfolio     Portfolio      Portfolio
- ---------------  ------------  ------------  -------------
   $         --  $    283,668    $  463,823      $  61,424
     23,791,160    54,220,833        28,882          3,734
- ---------------  ------------  ------------  -------------
     23,791,160    54,504,501       492,705         65,158
- ---------------  ------------  ------------  -------------
      2,622,501     5,737,274       167,363         30,478
             --            --            --             --
         40,692        84,505        10,653          2,128
        178,944       535,433        16,877         58,321
        468,940     1,422,647            --             --
            175       107,025            --             --
         10,769        19,055         3,016          3,016
         13,121        12,630        14,762         19,723
          8,681         9,778        16,121         15,241
          8,372         7,415        18,044         17,032
            501       142,684        40,318          4,150
         12,116        27,517         5,880            994
             --            --            --             --
          5,864         8,307         1,145          1,264
- ---------------  ------------  ------------  -------------
      3,370,676     8,114,270       294,179        152,347
             --            --       (33,387)      (111,707)
             --            --            --             --
- ---------------  ------------  ------------  -------------
      3,370,676     8,114,270       260,792         40,640
- ---------------  ------------  ------------  -------------
     20,420,484    46,390,231       231,913         24,518
- ---------------  ------------  ------------  -------------

    (39,180,024)  (25,450,953)      880,285        214,348
      1,498,015   (12,161,136)           --             --
        (81,549)   (1,231,892)           --             --
             --        30,440            --             --
       (578,466)    1,366,331            --             --
- ---------------  ------------  ------------  -------------
    (38,342,024)  (37,447,210)      880,285        214,348
- ---------------  ------------  ------------  -------------
     14,212,729    (8,518,038)    1,254,834       (215,174)
     (2,092,320)   (9,534,064)           --             --
       (228,437)    1,319,995            --             --
             --      (581,247)           --             --
     (2,828,720)   (2,816,807)           --             --
- ---------------  ------------  ------------  -------------
      9,063,252   (20,130,161)    1,254,834       (215,174)
- ---------------  ------------  ------------  -------------
    (29,278,772)  (57,577,371)    2,135,119           (826)
- ---------------  ------------  ------------  -------------
   $ (8,858,288) $(11,187,140)   $2,367,032      $  23,692
===============  ============  ============  =============

- -----------------------------------------------------------
   $         --  $         38    $    6,614      $     102
             --            --            --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                              Met/Putnam         RCM Global    Third Avenue
                                                         Capital Opportunities   Technology   Small Cap Value
                                                               Portfolio         Portfolio       Portfolio
                                                         ---------------------  ------------  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                    $  244,099  $    211,373     $  5,025,929
   Interest (2)                                                         14,888       285,424        4,272,610
                                                         ---------------------  ------------  ---------------
      Total investment income                                          258,987       496,797        9,298,539
                                                         ---------------------  ------------  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                    192,497     1,122,948        3,885,644
   Deferred expense reimbursement (Note 3)                                  --       108,060               --
   Administration fees                                                   7,461        16,730           40,286
   Custody and accounting fees                                          64,689        87,760          124,731
   Distribution fee - Class B                                            7,774       113,704          594,782
   Distribution fee - Class E                                               --        14,079               --
   Transfer agent fees                                                   8,296        15,545           12,912
   Audit                                                                12,724        12,425           12,312
   Legal                                                                 8,682        32,351           18,033
   Trustee fees and expenses                                             8,342         8,342            8,342
   Shareholder reporting                                                    --        20,059           61,274
   Insurance                                                               627         2,920           10,842
   Organizational expense                                                   --            --               --
   Other                                                                 4,747         6,121            6,711
                                                         ---------------------  ------------  ---------------
      Total expenses                                                   315,839     1,561,044        4,775,869
      Less fees waived and expenses reimbursed by
         the adviser                                                        --            --               --
      Less broker commission recapture                                      --      (104,353)              --
                                                         ---------------------  ------------  ---------------
   Net expenses                                                        315,839     1,456,691        4,775,869
                                                         ---------------------  ------------  ---------------
   Net investment income                                               (56,852)     (959,894)       4,522,670
                                                         ---------------------  ------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                    3,697,087    11,475,148       35,504,079
      Futures contracts                                                     --            --               --
      Options contracts                                                     --    (5,561,469)              --
      Swap contracts                                                        --            --               --
      Foreign currency related transactions                                 --        12,891           21,993
                                                         ---------------------  ------------  ---------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                      3,697,087     5,926,570       35,526,072
                                                         ---------------------  ------------  ---------------
   Unrealized appreciation (depreciation) on:
      Investment                                                      (729,315)  (21,313,371)       8,284,538
      Futures contracts                                                     --                             --
      Options contracts                                                     --       433,906               --
      Swap contracts                                                        --            --               --
      Foreign currency related transactions                                 --        (1,330)          (1,082)
                                                         ---------------------  ------------  ---------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                                  (729,315)  (20,880,795)       8,283,456
                                                         ---------------------  ------------  ---------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                                  2,967,772   (14,954,225)      43,809,528
                                                         ---------------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                     $2,910,920  $(15,914,119)    $$48,332,198
                                                         =====================  ============  ===============

- --------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                  $      137  $      4,519     $    181,579
(2)Interest income includes security lending
   income of:                                                           11,271        39,295          907,590

                       See notes to financial statements

T. Rowe Price       Turner       Van Kampen
Mid-Cap Growth  Mid-Cap Growth    Comstock
  Portfolio       Portfolio      Portfolio
- --------------  --------------  ------------
  $  4,886,765     $ 1,191,340  $ 12,709,227
     1,027,353         202,791     2,016,758
- --------------  --------------  ------------
     5,914,118       1,394,131    14,725,985
- --------------  --------------  ------------
     2,879,493       1,015,437     3,196,152
            --              --            --
        33,889          14,354        44,435
       141,219          78,247       176,388
       560,104          81,149       102,672
        20,065              --            --
        21,121          10,530        11,975
        12,514          13,581        18,368
         8,682           9,000         9,505
         8,342           6,349         7,172
        43,813           1,543         7,888
         8,213           2,687        13,412
            --              --            --
         6,514           6,082           367
- --------------  --------------  ------------
     3,743,969       1,238,959     3,588,334
       (46,803)             --            --
       (54,726)        (46,090)           --
- --------------  --------------  ------------
     3,642,440       1,192,869     3,588,334
- --------------  --------------  ------------
     2,271,678         201,262    11,137,651
- --------------  --------------  ------------
    32,240,751      15,066,896    10,201,874
            --              --        26,190
            --              --            --
            --              --            --
        (2,578)             --            --
- --------------  --------------  ------------

    32,238,173      15,066,896    10,228,064
- --------------  --------------  ------------
   (30,810,415)     (8,006,476)   18,666,529
            --              --            --
            --              --            --
            --              --            --
            --              --            --
- --------------  --------------  ------------
   (30,810,415)     (8,006,476)   18,666,529
- --------------  --------------  ------------
     1,427,758       7,060,420    28,894,593
- --------------  --------------  ------------
  $  3,699,436     $ 7,261,682  $$40,032,244
==============  ==============  ============

- ---------------------------------------------
  $     19,379     $        --  $    185,960
       228,443          32,798        25,773

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                               Met/AIM             Batterymarch Growth
                                                     Small Cap Growth Portfolio    and Income Portfolio
                                                     --------------------------    --------------------
                                                     Period Ended   Year Ended         Period Ended
                                                     June 30, 2006 December 31,       June 30, 2006
                                                      (Unaudited)      2005            (Unaudited)*
                                                     ----------------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $ (2,093,607) $ (3,178,415)       $  1,220,836
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions     41,644,815    45,683,854          (2,501,499)
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                    (4,428,909)      485,690         (12,255,203)
                                                     ------------  ------------        ------------
   Net increase (decrease) in net assets
       resulting from operations                       35,122,299    42,991,129         (13,535,866)
                                                     ------------  ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                   --            --                  --
     Class B                                                   --            --                  --
     Class E                                                   --            --                  --
   From net realized gains
     Class A                                          (32,587,038)   (4,390,696)                 --
     Class B                                          (40,114,715)   (6,155,357)                 --
     Class E                                           (1,836,700)     (276,797)                 --
                                                     ------------  ------------        ------------
   Net decrease in net assets resulting from
       distributions                                  (74,538,453)  (10,822,850)                 --
                                                     ------------  ------------        ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                           57,646,120   119,780,387                  --
     Class B                                           10,462,299    61,157,966                  --
     Class E                                            1,416,900     2,467,997                  --
   Net asset value of shares issued through
       acquisition
     Class A                                            9,138,167            --         491,658,847
     Class B                                                   --            --                  --
     Class E                                                   --            --                  --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                           32,587,038     4,390,696                  --
     Class B                                           40,114,715     6,155,357                  --
     Class E                                            1,836,700       276,797                  --
   Cost of shares repurchased
     Class A                                          (42,259,570)  (14,714,919)        (12,600,522)
     Class B                                          (26,011,261)  (97,882,483)                 --
     Class E                                           (1,376,947)   (2,504,658)                 --
                                                     ------------  ------------        ------------
   Net increase (decrease) in net assets from
       capital share transactions                      83,554,161    79,127,140         479,058,325
                                                     ------------  ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                44,138,007   111,295,419         465,522,459
   Net assets at beginning of period                  525,898,569   414,603,150                  --
                                                     ------------  ------------        ------------
   Net assets at end of period                       $570,036,576  $525,898,569        $465,522,459
                                                     ============  ============        ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $ (2,094,529) $       (922)       $  1,220,836
                                                     ============  ============        ============

                                                            Batterymarch
                                                       Mid-Cap Stock Portfolio
                                                     --------------------------
                                                     Period Ended   Year Ended
                                                     June 30, 2006 December 31,
                                                      (Unaudited)      2005
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    258,890  $  1,336,856
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions     18,106,772    34,942,734
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                    (9,238,793)  (13,003,160)
                                                     ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                        9,126,869    23,276,430
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                           (1,174,440)           --
     Class B                                                   --            --
     Class E                                                   --            --
   From net realized gains
     Class A                                          (35,038,269)   (2,217,847)
     Class B                                                   --            --
     Class E                                                   --            --
                                                     ------------  ------------
   Net decrease in net assets resulting from
       distributions                                  (36,212,709)   (2,217,847)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                            5,378,711    16,734,545
     Class B                                                   --            --
     Class E                                                   --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --            --
     Class B                                                   --            --
     Class E                                                   --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                           36,212,709     2,217,847
     Class B                                                   --            --
     Class E                                                   --            --
   Cost of shares repurchased
     Class A                                          (37,729,905)  (30,891,516)
     Class B                                                   --            --
     Class E                                                   --            --
                                                     ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                       3,861,515   (11,939,124)
                                                     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (23,224,325)    9,119,459
   Net assets at beginning of period                  206,947,517   197,828,058
                                                     ------------  ------------
   Net assets at end of period                       $183,723,192  $206,947,517
                                                     ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    423,383  $  1,338,933
                                                     ============  ============

* For the period 5/1/2006 (Commencement of Operations) through 6/30/2006. ** For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

      Dreman Small-Cap                  Federated
      Value Portfolio              High Yield Portfolio
- ---------------------------    ---------------------------
- -----------------------------  ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended
June 30, 2006  December 31,    June 30, 2006  December 31,
 (Unaudited)      2005**        (Unaudited)       2005
- -----------------------------  ----------------------------
  $   104,861    $   23,428     $  2,948,972  $  6,227,230

      549,832        81,224          333,125      (653,965)



     (881,986)      337,219       (1,030,381)   (3,435,888)
  -----------    ----------     ------------  ------------

     (227,293)      441,871        2,251,716     2,137,377
  -----------    ----------     ------------  ------------
         (622)      (20,912)      (6,446,628)           --
           --            --               --            --
           --            --               --            --
      (27,645)      (55,700)              --            --
           --            --               --            --
           --            --               --            --
  -----------    ----------     ------------  ------------
      (28,267)      (76,612)      (6,446,628)           --
  -----------    ----------     ------------  ------------
   34,693,868     5,016,436        3,646,966     9,104,584
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --

       28,267        76,612        6,446,628            --
           --            --               --            --
           --            --               --            --
     (962,483)     (125,805)     (12,958,578)  (14,175,437)
           --            --               --            --
           --            --               --            --
  -----------    ----------     ------------  ------------

   33,759,652     4,967,243       (2,864,984)   (5,070,853)
  -----------    ----------     ------------  ------------
   33,504,092     5,332,502       (7,059,896)   (2,933,476)
    5,332,502            --       84,003,815    86,937,291
  -----------    ----------     ------------  ------------
  $38,836,594    $5,332,502     $ 76,943,919  $ 84,003,815
  ===========    ==========     ============  ============
  $   106,755    $    2,516     $  2,630,766  $  6,128,422
  ===========    ==========     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                     Cyclical Growth            Cyclical Growth and
                                                      ETF Portfolio             Income ETF Portfolio
                                                -------------------------    -------------------------
                                                Period Ended   Year Ended    Period Ended   Year Ended
                                                June 30, 2006 December 31,   June 30, 2006 December 31,
                                                 (Unaudited)     2005*        (Unaudited)     2005*
                                                ---------------------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    659,628  $    69,171    $    941,091   $   36,778
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and currency related
       transactions                                  503,046        6,138         290,799        2,663
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        1,992,194      154,316         117,641       22,089
                                                ------------  -----------    ------------   ----------
   Net increase (decrease) in net assets
       resulting from operations                   3,154,868      229,625       1,349,531       61,530
                                                ------------  -----------    ------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --           --              --           --
     Class B                                        (257,222)     (71,487)       (453,791)     (39,258)
     Class E                                              --           --              --           --
   From net realized gains
     Class A                                              --           --              --           --
     Class B                                        (213,425)          --         (91,035)          --
     Class E                                              --           --              --           --
                                                ------------  -----------    ------------   ----------
   Net decrease in net assets resulting from
       distributions                                (470,647)     (71,487)       (544,826)     (39,258)
                                                ------------  -----------    ------------   ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                          35,437           --          10,000           --
     Class B                                     196,963,245   11,369,190     182,488,358    7,163,226
     Class E                                         250,887           --         146,034           --
   Net asset value of shares issued through
       acquisition
     Class A                                              --           --              --           --
     Class B                                              --           --              --           --
     Class E                                              --           --              --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --           --              --           --
     Class B                                         470,647       71,487         544,826       39,258
     Class E                                              --           --              --           --
   Cost of shares repurchased
     Class A                                             (67)          --              --           --
     Class B                                      (8,155,922)     (36,933)    (11,110,545)      (6,371)
     Class E                                            (361)          --          (6,964)          --
                                                ------------  -----------    ------------   ----------
   Net increase (decrease) in net assets
       from capital share transactions           189,563,866   11,403,744     172,071,709    7,196,113
                                                ------------  -----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          192,248,087   11,561,882     172,876,414    7,218,385
   Net assets at beginning of period              11,561,882           --       7,218,385           --
                                                ------------  -----------    ------------   ----------
   Net assets at end of period                  $203,809,969  $11,561,882    $180,094,799   $7,218,385
                                                ============  ===========    ============   ==========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    404,582  $     2,176    $    487,300   $       --
                                                ============  ===========    ============   ==========

* For the period 10/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

       Goldman Sachs                   Harris Oakmark
  Mid-Cap Value Portfolio          International Portfolio
- ----------------------------   -------------------------------
Period Ended    Year Ended      Period Ended     Year Ended
June 30, 2006  December 31,     June 30, 2006   December 31,
 (Unaudited)       2005          (Unaudited)        2005
- -----------------------------  -------------------------------
$   1,895,206  $  3,448,391    $   18,533,253  $   13,008,097
   33,894,236    26,996,358       183,671,431      59,123,901
  (12,692,931)   10,656,351       (37,200,898)     74,898,189
- -------------  ------------    --------------  --------------
   23,096,511    41,101,100       165,003,786     147,030,187
- -------------  ------------    --------------  --------------
           --    (2,244,601)      (21,989,815)       (720,128)
           --      (824,243)      (16,803,330)             --
           --            --        (4,021,461)        (78,053)
   (2,754,489)  (17,322,406)      (54,892,874)     (7,504,315)
   (1,319,310)   (8,354,077)      (46,071,270)     (6,513,427)
           --            --       (10,603,941)     (1,541,145)
- -------------  ------------    --------------  --------------
   (4,073,799)  (28,745,327)     (154,382,691)    (16,357,068)
- -------------  ------------    --------------  --------------
   54,673,642   151,662,965       174,795,511     331,045,553
   31,135,399    56,229,611       109,001,766     135,805,112
           --            --        21,465,331      49,344,490
           --            --       214,792,652              --
           --            --                --              --
           --            --                --              --
    2,754,489    19,567,007        76,882,689       8,224,443
    1,319,310     9,178,320        62,874,600       6,513,427
           --            --        14,625,402       1,619,198
 (131,772,943)  (22,008,254)     (341,626,745)    (34,050,808)
   (8,460,827)  (34,839,896)      (43,787,651)   (126,789,295)
           --            --        (8,531,086)     (8,980,020)
- -------------  ------------    --------------  --------------
  (50,350,930)  179,789,753       280,492,469     362,732,100
- -------------  ------------    --------------  --------------
  (31,328,218)  192,145,526       291,113,564     493,405,219
  422,109,686   229,964,160     1,329,232,704     835,827,485
- -------------  ------------    --------------  --------------
$ 390,781,468  $422,109,686    $1,620,346,268  $1,329,232,704
=============  ============    ==============  ==============
$   2,042,287  $    147,081    $   11,287,208  $   35,568,561
=============  ============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                      Janus Aggressive                  Janus Capital
                                                      Growth Portfolio             Appreciation Portfolio
                                                ---------------------------    ------------------------------
                                                Period Ended    Year Ended      Period Ended     Year Ended
                                                June 30, 2006  December 31,     June 30, 2006   December 31,
                                                 (Unaudited)       2005          (Unaudited)        2005
                                                -----------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  1,604,661  $    (677,917)   $    1,142,561  $     (651,640)
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and currency related
       transactions                               35,882,312     49,736,058       170,082,445     129,366,409
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                      (51,406,373)    43,785,680      (258,034,018)     49,979,348
                                                ------------  -------------    --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                 (13,919,400)    92,843,821       (86,809,012)    178,694,117
                                                ------------  -------------    --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --             --                --              --
     Class B                                              --             --                --              --
     Class E                                              --             --                --              --
   From net realized gains
     Class A                                     (31,553,092)      (520,254)      (40,759,161)             --
     Class B                                     (15,787,238)      (292,983)               --              --
     Class E                                        (405,360)        (6,699)               --              --
                                                ------------  -------------    --------------  --------------
   Net decrease in net assets resulting from
       distributions                             (47,745,690)      (819,936)      (40,759,161)             --
                                                ------------  -------------    --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                     104,103,230    227,290,470         8,689,132      17,215,233
     Class B                                      16,119,392     13,151,125                --              --
     Class E                                       1,092,633      2,054,279                --              --
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                --              --
     Class B                                              --             --                --              --
     Class E                                              --             --                --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                      31,553,092        520,254        40,759,161              --
     Class B                                      15,787,238        292,983                --              --
     Class E                                         405,360          6,699                --              --
   Cost of shares repurchased
     Class A                                     (97,033,304)   (38,762,261)      (85,822,633)   (100,985,962)
     Class B                                     (21,850,604)  (105,809,282)               --              --
     Class E                                        (516,648)    (1,959,580)               --              --
                                                ------------  -------------    --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions            49,660,389     96,784,687       (36,374,340)    (83,770,729)
                                                ------------  -------------    --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (12,004,701)   188,808,572      (163,942,513)     94,923,388
   Net assets at beginning of period             784,595,656    595,787,084     1,137,267,061   1,042,343,673
                                                ------------  -------------    --------------  --------------
   Net assets at end of period                  $772,590,955  $ 784,595,656    $  973,324,548  $1,137,267,061
                                                ============  =============    ==============  ==============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  1,602,676  $      (1,985)   $    1,142,416  $         (145)
                                                ============  =============    ==============  ==============

** For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

           Lazard                       Legg Mason
     Mid-Cap Portfolio         Partners Managed Assets Portfolio
- ----------------------------   --------------------------------
Period Ended    Year Ended     Period Ended       Year Ended
June 30, 2006  December 31,    June 30, 2006     December 31,
 (Unaudited)       2005         (Unaudited)         2005*
- -----------------------------  ---------------------------------
 $  1,227,138  $  1,360,896     $  2,884,217     $  6,080,973
    7,295,359    45,551,751       10,705,214        7,882,288


   (1,271,371)  (24,010,235)      (9,342,917)      (3,633,959)
 ------------  ------------     ------------       ------------
    7,251,126    22,902,412        4,246,514       10,329,302
 ------------  ------------     ------------       ------------
     (604,066)     (310,110)      (6,069,158)         (45,070)
     (617,620)     (121,936)              --               --
     (126,614)      (74,935)              --               --
  (13,270,801)   (9,365,382)      (8,233,117)      (1,756,536)
  (24,211,011)  (21,447,319)              --               --
   (3,826,112)   (3,466,563)              --               --
 ------------  ------------     ------------       ------------
  (42,656,224)  (34,786,245)     (14,302,275)      (1,801,606)
 ------------  ------------     ------------       ------------
  143,093,815    66,737,207          951,911        5,388,198
    7,467,176    17,973,231               --               --
      336,175     4,990,495               --               --
           --            --               --               --
           --            --               --               --
           --            --               --               --
   13,874,867     9,675,492       14,302,275        1,801,606
   24,828,631    21,569,255               --               --
    3,952,726     3,541,498               --               --
   (7,711,756)  (42,068,522)     (18,921,607)     (35,479,366)
  (15,637,539)  (43,272,306)              --               --
   (3,186,305)   (5,436,257)              --               --
 ------------  ------------     ------------       ------------
  167,017,790    33,710,093       (3,667,421)     (28,289,562)
 ------------  ------------     ------------       ------------
  131,612,692    21,826,260      (13,723,182)     (19,761,866)
  322,099,933   300,273,673      277,487,085      297,248,951
 ------------  ------------     ------------       ------------
 $453,712,625  $322,099,933     $263,763,903     $277,487,085
 ============  ============     ============       ============
 $  1,229,019  $  1,350,181     $  2,899,083     $  6,084,024
 ============  ============     ============       ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Loomis Sayles
                                                        Legg Mason           Global Markets          Lord Abbett
                                                  Value Equity Portfolio       Portfolio      America's Value
Portfolio
                                                -------------------------    --------------
-------------------------
                                                Period Ended   Year Ended     Period Ended    Period Ended   Year
Ended
                                                June 30, 2006 December 31,   June 30, 2006    June 30, 2006
December 31,
                                                 (Unaudited)     2005*       (Unaudited)**     (Unaudited)
2005
                                                ---------------------------  ---------------
--------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    876,862  $      (384)    $  1,326,486     $ 1,076,422  $
1,528,382
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       20,787,570          117      (11,301,043)        222,042
1,401,867
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                      (45,246,660)     155,058      (18,347,737)        956,812
(454,039)
                                                ------------  -----------     ------------     -----------
-----------
   Net increase (decrease) in net assets
       resulting from operations                 (23,582,228)     154,791      (28,322,294)      2,255,276
2,476,210
                                                ------------  -----------     ------------     -----------
-----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                            (146)          --               --
--           --
     Class B                                              --           --               --
(1,522,485)          --
     Class E                                              --           --               --
--           --
   From net realized gains
     Class A                                             (16)          --               --
--           --
     Class B                                            (145)          --               --      (1,387,133)
(128,635)
     Class E                                              --           --               --
--           --
                                                ------------  -----------     ------------     -----------
-----------
   Net decrease in net assets resulting from
       distributions                                    (307)          --               --      (2,909,618)
(128,635)
                                                ------------  -----------     ------------     -----------
-----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                     724,273,335    2,990,000      430,792,454
--           --
     Class B                                      40,758,131    4,925,411        2,816,093       9,586,846
34,816,066
     Class E                                         536,070           --               --
--           --
   Net asset value of shares issued through
       acquisition
     Class A                                      55,964,976           --               --
--           --
     Class B                                      51,850,624           --               --
--           --
     Class E                                      23,484,428           --               --
--           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             162           --               --
--           --
     Class B                                             145           --               --       2,909,618
128,635
     Class E                                              --           --               --
--           --
   Cost of shares repurchased
     Class A                                      (3,659,723)          --         (954,358)
--           --
     Class B                                      (3,200,947)     (11,780)         (78,155)     (1,209,134)
(679,940)
     Class E                                        (456,781)          --               --
--           --
                                                ------------  -----------     ------------     -----------
-----------
   Net increase (decrease) in net assets
       from capital share transactions           889,550,420    7,903,631      432,576,034      11,287,330
34,264,761
                                                ------------  -----------     ------------     -----------
-----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          865,967,885    8,058,422      404,253,740      10,632,988
36,612,336
   Net assets at beginning of period               8,058,422           --               --      72,115,637
35,503,301
                                                ------------  -----------     ------------     -----------
-----------
   Net assets at end of period                  $874,026,307   $8,058,422     $404,253,740     $82,748,625
$72,115,637
                                                ============  ===========     ============     ===========
===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    876,862   $      146     $  1,326,486     $ 1,118,676  $
1,564,739
                                                ============  ===========     ============     ===========
===========

* For the period 11/1/2005 (Commencement of Operations) through 12/31/2005. ** For the period 5/1/2006 (Commencement of Operations) through 6/30/2006.

                       See notes to financial statements


          Lord Abbett                       Lord Abbett
   Bond Debenture Portfolio         Growth and Income Portfolio
- ------------------------------    ------------------------------
- --------------------------------  -------------------------------
 Period Ended     Year Ended       Period Ended     Year Ended
 June 30, 2006   December 31,      June 30, 2006   December 31,
  (Unaudited)        2005           (Unaudited)        2005
- --------------------------------  -------------------------------
$   47,901,099  $   79,861,468    $   24,002,928  $   41,609,201

     6,999,302      17,094,325        81,635,540     272,346,272

   (19,498,772)    (69,925,194)       64,233,104    (216,239,595)
- --------------  --------------    --------------  --------------

    35,401,629      27,030,599       169,871,572      97,715,878
- --------------  --------------    --------------  --------------
   (66,714,042)    (38,404,393)      (39,462,221)    (21,778,496)
   (48,111,532)    (29,739,968)      (18,016,232)     (9,144,513)
    (2,402,380)     (1,545,546)               --              --
            --              --      (173,559,958)    (38,585,941)
            --              --       (95,632,061)    (22,175,743)
            --              --                --              --
- --------------  --------------    --------------  --------------
  (117,227,954)    (69,689,907)     (326,670,472)    (91,684,693)
- --------------  --------------    --------------  --------------
   166,773,893     423,404,168       193,876,633     593,905,654
    38,473,827     122,275,162       337,567,321      41,499,024
     1,962,671       3,619,433                --              --
   100,219,524              --                --              --
            --              --        27,312,987              --
            --              --                --              --
    66,714,042      38,404,393       213,022,179      60,364,437
    48,111,532      29,739,968       113,648,293      31,320,256
     2,402,380       1,545,546                --              --
  (236,036,502)   (102,526,415)     (358,303,344)   (540,493,579)
   (36,597,054)   (204,969,710)      (63,179,230)   (226,170,223)
    (2,828,295)     (4,204,845)               --              --
- --------------  --------------    --------------  --------------

   149,196,018     307,287,700       463,944,839     (39,574,431)
- --------------  --------------    --------------  --------------
    67,369,693     264,628,392       307,145,939     (33,543,246)
 1,596,052,897   1,331,424,505     3,116,204,990   3,149,748,236
- --------------  --------------    --------------  --------------
$1,663,422,590  $1,596,052,897    $3,423,350,929  $3,116,204,990
==============  ==============    ==============  ==============
$   14,531,050  $   83,857,906    $    8,133,975  $   41,609,500
==============  ==============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                    Lord Abbett Growth
                                                 Opportunities Portfolio             Lord Abbett
                                                -------------------------      Mid-Cap Value Portfolio
                                                                             ---------------------------
                                                Period Ended   Year Ended    Period Ended   Year Ended
                                                June 30, 2006 December 31,   June 30, 2006 December 31,
                                                 (Unaudited)      2005        (Unaudited)      2005
                                                ---------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                  $  (119,870) $  (297,004)   $  1,119,525  $  2,256,818
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        4,129,388    4,917,596       8,720,799    32,155,063
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                       (2,564,937)  (1,891,005)     (7,479,156)   (8,698,334)
                                                 -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   1,444,581    2,729,587       2,361,168    25,713,547
                                                 -----------  -----------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --           --        (778,225)     (650,001)
     Class B                                              --           --      (1,324,717)     (988,114)
     Class E                                              --           --              --            --
   From net realized gains
     Class A                                      (1,243,681)  (1,461,399)     (9,687,781)   (4,041,320)
     Class B                                      (2,891,195)  (2,793,472)    (22,739,424)   (8,197,382)
     Class E                                              --           --              --            --
                                                 -----------  -----------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                              (4,134,876)  (4,254,871)    (34,530,147)  (13,876,817)
                                                 -----------  -----------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                         263,357      259,016         433,035     1,746,915
     Class B                                       8,768,421    5,092,845      20,510,339    35,682,558
     Class E                                              --           --              --            --
   Net asset value of shares issued through
       acquisition
     Class A                                              --           --              --            --
     Class B                                              --           --              --            --
     Class E                                              --           --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                       1,243,681    1,461,399      10,466,006     4,691,321
     Class B                                       2,891,195    2,793,472      24,064,141     9,185,496
     Class E                                              --           --              --            --
   Cost of shares repurchased
     Class A                                      (2,859,470)  (6,279,570)    (15,723,984)  (22,757,996)
     Class B                                      (1,170,496)  (1,958,559)     (2,706,842)   (2,277,531)
     Class E                                              --           --              --            --
                                                 -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             9,136,688    1,368,603      37,042,695    26,270,763
                                                 -----------  -----------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,446,393     (156,681)      4,873,716    38,107,493
   Net assets at beginning of period              62,355,489   62,512,170     342,290,491   304,182,998
                                                 -----------  -----------    ------------  ------------
   Net assets at end of period                   $68,801,882  $62,355,489    $347,164,207  $342,290,491
                                                 ===========  ===========    ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income          $  (120,013) $      (143)   $  1,204,846  $  2,188,263
                                                 ===========  ===========    ============  ============

                       See notes to financial statements

     Mercury Large-Cap              MetLife Aggressive
       Core Portfolio               Strategy Portfolio
- -----------------------------  ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended
June 30, 2006    December      June 30, 2006  December 31,
 (Unaudited)     31, 2005       (Unaudited)       2005
- -----------------------------  ----------------------------
 $    324,295  $    289,755     $ 39,610,609  $  9,379,745
    6,447,709    14,201,128       18,271,855     2,410,868
   (3,097,981)      (41,085)     (38,612,967)   49,220,103

 ------------  ------------     ------------  ------------
    3,674,023    14,449,798       19,269,497    61,010,716
 ------------  ------------     ------------  ------------
     (289,946)           --             (271)         (725)
           --            --          (73,934)   (4,720,526)
           --            --               --            --
   (4,233,819)           --           (1,057)         (242)
           --            --       (5,375,233)   (2,011,436)
           --            --               --            --
 ------------  ------------     ------------  ------------
   (4,523,765)           --       (5,450,495)   (6,732,929)
 ------------  ------------     ------------  ------------
    3,549,001     8,098,367           87,052        79,330
           --            --      114,170,297   315,591,547
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
    4,523,765            --            1,328           967
           --            --        5,449,167     6,731,962
           --            --               --            --
   (9,457,094)  (17,219,174)         (34,063)       (1,159)
           --            --      (27,308,656)  (19,417,476)
           --            --               --            --
 ------------  ------------     ------------  ------------
   (1,384,328)   (9,120,807)      92,365,125   302,985,171
 ------------  ------------     ------------  ------------
   (2,234,070)    5,328,991      106,184,127   357,262,958
  130,828,705   125,499,714      661,797,088   304,534,130
 ------------  ------------     ------------  ------------
 $128,594,635  $130,828,705     $767,981,215  $661,797,088
 ============  ============     ============  ============
 $    324,295  $    289,946     $ 39,610,597  $     74,193
 ============  ============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                       MetLife Balanced                MetLife Defensive
                                                      Strategy Portfolio              Strategy Portfolio
                                                ------------------------------    --------------------------
                                                 Period Ended     Year Ended      Period Ended   Year Ended
                                                 June 30, 2006   December 31,     June 30, 2006 December 31,
                                                  (Unaudited)        2005          (Unaudited)      2005
                                                --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  198,908,255  $   57,948,202    $ 18,032,838  $  5,227,681
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                         66,396,789       4,784,097       4,835,582       462,226
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                       (172,721,549)    161,845,178     (17,298,313)    9,090,800
                                                --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                    92,583,495     224,577,477       5,570,107    14,780,707
                                                --------------  --------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              (936)         (1,646)            (20)         (111)
     Class B                                          (374,658)    (34,214,239)        (31,276)   (3,063,461)
     Class E                                                --              --              --            --
   From net realized gains
     Class A                                            (3,323)           (224)            (84)          (17)
     Class B                                       (25,593,222)     (5,594,914)     (3,069,727)     (565,914)
     Class E                                                --              --              --            --
                                                --------------  --------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                               (25,972,139)    (39,811,023)     (3,101,107)   (3,629,503)
                                                --------------  --------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                           368,080         163,066              --        10,000
     Class B                                       638,042,902   1,797,382,449     146,719,811   265,773,658
     Class E                                                --              --              --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                --              --              --            --
     Class B                                                --              --              --            --
     Class E                                                --              --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             4,259           1,870             104           128
     Class B                                        25,967,880      39,809,153       3,101,003     3,629,375
     Class E                                                --              --              --            --
   Cost of shares repurchased
     Class A                                           (35,200)         (8,408)             --            --
     Class B                                       (33,640,158)    (53,363,465)    (38,819,790)  (54,310,171)
     Class E                                                --              --              --            --
                                                --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             630,707,763   1,783,984,665     111,001,128   215,102,990
                                                --------------  --------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            697,319,119   1,968,751,119     113,470,128   226,254,194
   Net assets at beginning of period             3,529,978,831   1,561,227,712     356,062,303   129,808,109
                                                --------------  --------------    ------------  ------------
   Net assets at end of period                  $4,227,297,950  $3,529,978,831    $469,532,431  $356,062,303
                                                ==============  ==============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  198,908,430  $      375,769    $ 18,032,834  $     31,292
                                                ==============  ==============    ============  ============


                       See notes to financial statements

        MetLife Growth                   MetLife Moderate
      Strategy Portfolio                Strategy Portfolio
- -------------------------------   -------------------------------
 Period Ended     Year Ended       Period Ended     Year Ended
 June 30, 2006   December 31,      June 30, 2006   December 31,
  (Unaudited)        2005           (Unaudited)        2005
- --------------------------------  -------------------------------
$  204,639,296  $   48,796,541    $   61,554,173  $   20,099,516


    75,138,014       8,395,221        19,740,548       2,611,692
  (185,231,970)    194,977,910       (59,447,752)     41,447,579
- --------------  --------------    --------------  --------------
    94,545,340     252,169,672        21,846,969      64,158,787
- --------------  --------------    --------------  --------------
        (3,101)        (12,660)             (606)         (3,544)
      (325,651)    (27,630,104)         (120,373)    (11,750,219)
            --              --                --              --
       (11,794)         (2,574)           (2,551)           (557)
   (24,135,811)     (6,842,974)      (10,360,885)     (2,215,579)
            --              --                --              --
- --------------  --------------    --------------  --------------
   (24,476,357)    (34,488,312)      (10,484,415)    (13,969,899)
- --------------  --------------    --------------  --------------
     1,157,586       1,187,436            58,286         295,503
   937,513,568   1,605,562,132       251,308,447     680,386,312
            --              --                --              --
            --              --                --              --
            --              --                --              --
            --              --                --              --
        14,895          15,234             3,157           4,101
    24,461,462      34,473,078        10,481,258      13,965,798
            --              --                --              --
      (405,831)        (11,344)          (34,334)         (3,311)
   (11,582,818)    (30,890,846)      (16,170,797)    (74,822,468)
            --              --                --              --
- --------------  --------------    --------------  --------------
   951,158,862   1,610,335,690       245,646,017     619,825,935
- --------------  --------------    --------------  --------------
 1,021,227,845   1,828,017,050       257,008,571     670,014,823
 3,207,442,675   1,379,425,625     1,170,364,741     500,349,918
- --------------  --------------    --------------  --------------
$4,228,670,520  $3,207,442,675    $1,427,373,312  $1,170,364,741
==============  ==============    ==============  ==============
$  204,639,354  $      328,810    $   61,554,180  $      120,986
==============  ==============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                    MFS(R) Emerging                MFS(R) Research
                                                Markets Equity Portfolio       International Portfolio
                                                ------------------------   ------------------------------
                                                      Period Ended          Period Ended     Year Ended
                                                     June 30, 2006          June 30, 2006   December 31,
                                                      (Unaudited)*           (Unaudited)        2005
                                                -------------------------  --------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                       $  1,108,774         $   12,887,649  $    9,267,162
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                             (8,716,354)           160,830,193      94,646,085
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                            (27,955,375)           (49,813,893)     50,115,296
                                                      ------------         --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                       (35,562,955)           123,903,949     154,028,543
                                                      ------------         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                    --            (13,435,604)     (3,284,588)
     Class B                                                    --             (8,751,963)     (1,456,662)
     Class E                                                    --               (332,015)        (62,372)
   From net realized gains
     Class A                                                    --            (52,821,171)    (28,070,006)
     Class B                                                    --            (38,133,462)    (20,127,768)
     Class E                                                    --             (1,377,849)       (647,057)
                                                      ------------         --------------  --------------
   Net decrease in net assets resulting from
       distributions                                            --           (114,852,064)    (53,648,453)
                                                      ------------         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                           283,691,324            120,871,848     291,691,172
     Class B                                             2,811,492             78,558,326      83,267,517
     Class E                                                    --              7,279,720       5,005,533
   Net asset value of shares issued through
       acquisition
     Class A                                                    --                     --              --
     Class B                                                    --                     --              --
     Class E                                                    --                     --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                    --             66,256,775      31,354,594
     Class B                                                    --             46,885,425      21,584,430
     Class E                                                    --              1,709,864         709,429
   Cost of shares repurchased
     Class A                                              (626,751)          (298,636,194)    (60,712,971)
     Class B                                              (189,394)           (38,726,106)    (98,599,506)
     Class E                                                    --             (3,136,625)     (3,609,683)
                                                      ------------         --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions                 285,686,671            (18,936,967)    270,690,515
                                                      ------------         --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                250,123,716             (9,885,082)    371,070,605
   Net assets at beginning of period                            --          1,082,292,952     711,222,347
                                                      ------------         --------------  --------------
   Net assets at end of period                        $250,123,716         $1,072,407,870  $1,082,292,952
                                                      ============         ==============  ==============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income               $  1,108,774         $   (1,288,778) $    8,343,155
                                                      ============         ==============  ==============

                                                  MFS(R) Value Portfolio
                                                -------------------------
                                                Period Ended   Year Ended
                                                June 30, 2006 December 31,
                                                 (Unaudited)      2005
                                                --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    564,728  $   872,587
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        3,023,697    3,414,953
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                        1,416,617       52,492
                                                ------------  -----------
   Net increase (decrease) in net assets
       resulting from operations                   5,005,042    4,340,032
                                                ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --     (869,869)
     Class B                                              --           --
     Class E                                              --           --
   From net realized gains
     Class A                                        (451,145)  (3,134,554)
     Class B                                              --           --
     Class E                                              --           --
                                                ------------  -----------
   Net decrease in net assets resulting from
       distributions                                (451,145)  (4,004,423)
                                                ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       8,604,270   31,389,149
     Class B                                              --           --
     Class E                                              --           --
   Net asset value of shares issued through
       acquisition
     Class A                                              --           --
     Class B                                              --           --
     Class E                                              --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                         451,145    4,004,423
     Class B                                              --           --
     Class E                                              --           --
   Cost of shares repurchased
     Class A                                     (12,088,852)  (4,323,830)
     Class B                                              --           --
     Class E                                              --           --
                                                ------------  -----------
   Net increase (decrease) in net assets
       from capital share transactions            (3,033,437)  31,069,742
                                                ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,520,460   31,405,351
   Net assets at beginning of period              78,657,754   47,252,403
                                                ------------  -----------
   Net assets at end of period                  $ 80,178,214  $78,657,754
                                                ============  ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    564,728  $        --
                                                ============  ===========

* For the period 5/1/2006 (Commencement of Operations) through 6/30/2006.

                       See notes to financial statements

      Neuberger Berman               Oppenheimer Capital
   Real Estate Portfolio           Appreciation Portfolio
- ---------------------------    ------------------------------
                               -------------------------------
Period Ended    Year Ended      Period Ended     Year Ended
June 30, 2006  December 31,     June 30, 2006   December 31,
 (Unaudited)       2005          (Unaudited)        2005
- -----------------------------  -------------------------------
 $ 11,309,032  $  8,648,275    $    1,186,779  $    3,052,671
   55,556,352    38,205,737        63,817,210      12,108,823



   37,979,998    16,127,085       (53,137,848)     40,480,777
 ------------  ------------    --------------  --------------
  104,845,382    62,981,097        11,866,141      55,642,271
 ------------  ------------    --------------  --------------
   (3,003,924)           --        (2,452,791)       (433,925)
   (4,375,268)           --          (430,203)             --
     (830,399)           --            (5,722)           (559)
  (14,269,723)     (241,022)       (5,591,128)     (6,226,687)
  (23,475,259)     (374,964)       (3,832,768)     (4,764,940)
   (4,196,589)      (61,211)          (13,989)         (8,021)
 ------------  ------------    --------------  --------------
  (50,151,162)     (677,197)      (12,326,601)    (11,434,132)
 ------------  ------------    --------------  --------------
  254,543,687   127,230,654       106,612,204     354,953,867
   88,522,373   177,387,543        43,016,745      22,348,870
   18,819,151    30,508,431         1,390,387         967,644
           --            --                --              --
           --            --                --              --
           --            --                --              --
   17,273,647       241,022         8,043,919       6,660,612
   27,850,527       374,964         4,262,971       4,764,940
    5,026,988        61,211            19,711           8,580
  (38,114,128)  (25,455,387)     (378,000,653)    (24,679,611)
  (16,513,154)  (61,065,769)      (27,844,986)   (174,813,423)
   (2,782,029)   (4,884,222)         (129,329)       (143,802)
 ------------  ------------    --------------  --------------
  354,627,062   244,398,447      (242,629,031)    190,067,677
 ------------  ------------    --------------  --------------
  409,321,282   306,702,347      (243,089,491)    234,275,816
  571,890,378   265,188,031     1,166,866,185     932,590,369
 ------------  ------------    --------------  --------------
 $981,211,660  $571,890,378    $  923,776,694  $1,166,866,185
 ============  ============    ==============  ==============

 $ 12,297,026  $  9,197,585    $    1,270,040  $    2,971,978
 ============  ============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                            PIMCO                                 PIMCO
                                                Inflation Protected Bond Portfolio       Total Return Portfolio
                                                ---------------------------------
------------------------------
                                                 Period Ended       Year Ended        Period Ended     Year Ended
                                                 June 30, 2006     December 31,       June 30, 2006   December 31,
                                                  (Unaudited)          2005            (Unaudited)        2005
                                                -----------------------------------
-------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   20,420,484    $  24,170,612      $   46,390,231  $
63,575,163
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        (38,342,024)       5,619,012         (37,447,210)
(3,427,242)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                          9,063,252      (14,424,086)        (20,130,161)
(14,539,883)
                                                 --------------    -------------     --------------
--------------
   Net increase (decrease) in net assets
       resulting from operations                    (8,858,288)      15,365,538         (11,187,140)
45,608,038
                                                 --------------    -------------     --------------
--------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                       (27,933,547)              --         (29,094,951)
(488,651)
     Class B                                       (13,935,944)              --         (30,169,751)
--
     Class E                                                --               --          (3,863,606)
--
   From net realized gains
     Class A                                       (19,510,353)        (942,374)           (429,560)
(5,790,054)
     Class B                                       (10,635,624)        (624,605)           (483,466)
(7,125,906)
     Class E                                                --               --             (60,275)
(941,261)
                                                 --------------    -------------     --------------
--------------
   Net decrease in net assets resulting from
       distributions                               (72,015,468)      (1,566,979)        (64,101,609)
(14,345,872)
                                                 --------------    -------------     --------------
--------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       211,006,296      419,957,174         299,013,852
433,493,009
     Class B                                        19,666,121       41,116,784         105,605,797
187,310,560
     Class E                                         1,749,270               --           3,763,980
12,424,917
   Net asset value of shares issued through
       acquisition
     Class A                                                --               --                  --
--
     Class B                                                --               --                  --
--
     Class E                                                --               --                  --
--
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                        47,443,900          942,374          29,524,511
6,278,705
     Class B                                        24,571,568          624,605          30,653,217
7,125,906
     Class E                                                --               --           3,923,881
941,261
   Cost of shares repurchased
     Class A                                        (7,197,605)    (176,286,972)        (48,499,683)
(118,188,353)
     Class B                                       (28,368,717)    (162,477,994)        (29,073,548)
(131,037,069)
     Class E                                           (51,128)              --         (13,132,486)
(15,748,305)
                                                 --------------    -------------     --------------
--------------
   Net increase (decrease) in net assets
       from capital share transactions             268,819,705      123,875,971         381,779,521
382,600,631
                                                 --------------    -------------     --------------
--------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            187,945,949      137,674,530         306,490,772
413,862,797
   Net assets at beginning of period               971,211,038      833,536,508       2,166,924,608
1,753,061,811
                                                 --------------    -------------     --------------
--------------
   Net assets at end of period                  $1,159,156,987    $ 971,211,038      $2,473,415,380
$2,166,924,608
                                                 ==============    =============     ==============
==============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    4,168,741    $  25,617,748      $   60,154,129  $
76,892,206
                                                 ==============    =============     ==============
==============

* For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

          Pioneer                        Pioneer
       Fund Portfolio            Mid-Cap Value Portfolio
- -----------------------------  ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended
June 30, 2006  December 31,    June 30, 2006  December 31,
 (Unaudited)       2005         (Unaudited)      2005*
- -----------------------------  ----------------------------
 $    231,913   $   389,928      $    24,518    $   12,981

      880,285       805,103          214,348        90,270

    1,254,834     1,284,801         (215,174)      264,753
 ------------   -----------      -----------    ----------
    2,367,032     2,479,832           23,692       368,004
 ------------   -----------      -----------    ----------
     (389,928)           --             (137)      (12,844)
           --            --               --            --
           --            --               --            --
           --            --               --       (99,052)
           --            --               --            --
           --            --               --            --
 ------------   -----------      -----------    ----------
     (389,928)           --             (137)     (111,896)
 ------------   -----------      -----------    ----------
    7,126,304    14,587,987        5,747,102     6,050,498
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
      389,928            --              137       111,896
           --            --               --            --
           --            --               --            --
  (18,340,110)   (3,255,212)      (1,065,222)     (268,387)
           --            --               --            --
           --            --               --            --
 ------------   -----------      -----------    ----------
  (10,823,878)   11,332,775        4,682,017     5,894,007
 ------------   -----------      -----------    ----------
   (8,846,774)   13,812,607        4,705,572     6,150,115
   46,445,862    32,633,255        6,150,115            --
 ------------   -----------      -----------    ----------
 $ 37,599,088   $46,445,862      $10,855,687    $6,150,115
 ============   ===========      ===========    ==========

 $    231,913   $   389,928      $    24,519    $      137
 ============   ===========      ===========    ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                        Met/Putnam                        RCM Global
                                                Capital Opportunities Portfolio      Technology Portfolio
                                                ------------------------------    --------------------------
                                                Period Ended     Year Ended       Period Ended   Year Ended
                                                June 30, 2006   December 31,      June 30, 2006 December 31,
                                                 (Unaudited)        2005           (Unaudited)      2005
                                                --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                  $   (56,852)   $    122,128      $   (959,894) $ (1,650,343)
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        3,697,087       7,766,693         5,926,570     6,953,255
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                         (729,315)     (3,630,599)      (20,880,795)   18,688,441
                                                 -----------     ------------     ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   2,910,920       4,258,222       (15,914,119)   23,991,353
                                                 -----------     ------------     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                         (42,342)       (114,714)               --            --
     Class B                                              --          (7,259)               --            --
     Class E                                              --              --                --            --
   From net realized gains
     Class A                                      (5,727,352)             --                --      (876,674)
     Class B                                        (959,870)             --                --      (596,109)
     Class E                                              --              --                --      (127,279)
                                                 -----------     ------------     ------------  ------------
   Net decrease in net assets resulting from
       distributions                              (6,729,564)       (121,973)               --    (1,600,062)
                                                 -----------     ------------     ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                         129,720         182,194        28,123,179    54,280,533
     Class B                                       1,784,068       1,131,417        11,664,965    12,578,379
     Class E                                              --              --         1,168,998     3,152,890
   Net asset value of shares issued through
       acquisition
     Class A                                              --              --                --            --
     Class B                                              --              --                --            --
     Class E                                              --              --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                       5,769,694         114,714                --       876,674
     Class B                                         959,870           7,259                --       596,109
     Class E                                              --              --                --       127,279
   Cost of shares repurchased
     Class A                                      (5,714,683)    (11,360,406)       (7,805,314)  (21,739,543)
     Class B                                        (232,594)       (300,136)       (7,985,124)  (33,588,738)
     Class E                                              --              --        (1,848,723)   (6,612,224)
                                                 -----------     ------------     ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             2,696,075     (10,224,958)       23,317,981     9,671,359
                                                 -----------     ------------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,122,569)     (6,088,709)        7,403,862    32,062,650
   Net assets at beginning of period              44,832,272      50,920,981       234,430,954   202,368,304
                                                 -----------     ------------     ------------  ------------
   Net assets at end of period                   $43,709,703    $ 44,832,272      $241,834,816  $234,430,954
                                                 ===========     ============     ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income          $    (2,100)   $     97,094      $ (1,270,980) $   (311,086)
                                                 ===========     ============     ============  ============

                       See notes to financial statements

        Third Avenue                   T. Rowe Price
  Small Cap Value Portfolio       Mid-Cap Growth Portfolio
- -----------------------------   ---------------------------
                                ----------------------------
 Period Ended    Year Ended     Period Ended    Year Ended
 June 30, 2006  December 31,    June 30, 2006  December 31,
  (Unaudited)       2005         (Unaudited)       2005
- ------------------------------  ----------------------------
$    4,522,670  $  5,949,793     $  2,271,678  $ (1,419,635)

    35,526,072    68,073,177       32,238,173    27,433,324


     8,283,456    42,454,775      (30,810,415)   60,461,149
- --------------  ------------     ------------  ------------
    48,332,198   116,477,745        3,699,436    86,474,838
- --------------  ------------     ------------  ------------
    (3,530,186)      (10,096)              --            --
    (2,105,383)           --               --            --
            --            --               --            --
   (36,415,883)   (1,265,346)      (9,673,087)   (5,461,986)
   (31,848,347)   (1,181,476)     (15,221,389)   (9,053,591)
            --            --         (915,496)     (540,525)
- --------------  ------------     ------------  ------------
   (73,899,799)   (2,456,918)     (25,809,972)  (15,056,102)
- --------------  ------------     ------------  ------------
   237,081,006   249,766,650      102,577,354   104,028,840
    55,343,478    51,457,416       46,949,219    67,933,231
            --            --        4,892,434     4,560,665
            --            --               --            --
            --            --               --            --
            --            --               --            --
    39,946,069     1,275,442        9,673,087     5,461,986
    33,953,730     1,181,476       15,221,389     9,053,591
            --            --          915,496       540,525
   (26,661,857)  (40,330,085)     (32,157,945)  (23,738,562)
   (22,916,789)  (99,926,029)     (20,840,733)  (41,260,267)
            --            --       (2,937,809)   (3,649,516)
- --------------  ------------     ------------  ------------
   316,745,637   163,424,870      124,292,492   122,930,493
- --------------  ------------     ------------  ------------
   291,178,036   277,445,697      102,181,956   194,349,229
   919,251,048   641,805,351      706,571,452   512,222,223
- --------------  ------------     ------------  ------------
$1,210,429,084  $919,251,048     $808,753,408  $706,571,452
==============  ============     ============  ============

$    4,682,413  $  5,795,312     $  2,271,354  $       (324)
==============  ============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                      Turner Mid-Cap                    Van Kampen
                                                     Growth Portfolio               Comstock Portfolio
                                                --------------------------    -----------------------------
                                                Period Ended   Year Ended      Period Ended     Year Ended
                                                June 30, 2006 December 31,     June 30, 2006   December 31,
                                                 (Unaudited)      2005          (Unaudited)       2005*
                                                ----------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    201,262  $   (710,126)   $    11,137,651  $ 10,196,739
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       15,066,896    14,603,388         10,228,064    20,570,455
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (8,006,476)    9,040,584         18,666,529    15,305,936
                                                ------------  ------------    ---------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   7,261,682    22,933,846         40,032,244    46,073,130
                                                ------------  ------------    ---------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --            --           (114,929)   (9,510,987)
     Class B                                              --            --               (343)     (581,432)
     Class E                                              --            --                 --            --
   From net realized gains
     Class A                                      (2,235,951)   (5,462,769)       (12,670,822)   (6,607,338)
     Class B                                        (806,556)   (1,854,841)        (1,086,600)     (437,105)
     Class E                                              --            --                 --            --
                                                ------------  ------------    ---------------  ------------
   Net decrease in net assets resulting from
       distributions                              (3,042,507)   (7,317,610)       (13,872,694)  (17,136,862)
                                                ------------  ------------    ---------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                      51,174,642    87,692,909        202,217,289   848,244,972
     Class B                                      12,794,005     5,696,494         48,116,093    57,432,155
     Class E                                              --            --                 --            --
   Net asset value of shares issued through
       acquisition
     Class A                                              --            --                 --            --
     Class B                                              --            --                 --            --
     Class E                                              --            --                 --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                       2,235,951     5,462,769         12,785,751    16,118,325
     Class B                                         806,556     1,854,841          1,086,943     1,018,537
     Class E                                              --            --                 --            --
   Cost of shares repurchased
     Class A                                     (13,947,055)  (13,635,347)      (153,583,034)  (11,895,805)
     Class B                                      (3,519,130)  (33,373,544)        (1,038,733)     (650,410)
     Class E                                              --            --                 --            --
                                                ------------  ------------    ---------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions            49,544,969    53,698,122        109,584,309   910,267,774
                                                ------------  ------------    ---------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           53,764,144    69,314,358        135,743,859   939,204,042
   Net assets at beginning of period             225,557,006   156,242,648        939,204,042            --
                                                ------------  ------------    ---------------  ------------
   Net assets at end of period                  $279,321,150  $225,557,006    $ 1,074,947,901  $939,204,042
                                                ============  ============    ===============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    199,929  $      1,333    $    11,137,743  $    115,364
                                                ============  ============    ===============  ============

* For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MET/AIM SMALL CAP GROWTH PORTFOLIO               ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $13.66     $  (0.04)(a)  $    1.02 (a)   $  0.98    $
--
       12/31/2005                                         12.84        (0.07)(a)       1.18 (a)      1.11
--
       12/31/2004                                         12.03        (0.09)(a)       0.90 (a)      0.81
--
       12/31/2003                                          8.65        (0.08)(a)       3.46 (a)      3.38
--
       01/02/2002 to 12/31/2002 (b)                       11.85        (0.11)(a)      (3.09)(a)    (3.20)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            13.51        (0.06)(a)       1.07 (a)      1.01
--
       12/31/2005                                         12.74        (0.10)(a)       1.16 (a)      1.06
--
       12/31/2004                                         11.97        (0.12)(a)       0.89 (a)      0.77
--
       12/31/2003                                          8.62        (0.11)(a)       3.46 (a)      3.35
--
       12/31/2002                                         11.89        (0.08)(a)      (3.19)(a)    (3.27)
--
       10/09/2001 to 12/31/2001 (c)                       10.00        (0.02)(a)       1.91 (a)      1.89
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class E
       06/30/2006--(Unaudited)                            13.60        (0.05)(a)       1.06 (a)      1.01
--
       12/31/2005                                         12.80        (0.09)(a)       1.18 (a)      1.09
--
       12/31/2004                                         12.01        (0.11)(a)       0.90 (a)      0.79
--
       12/31/2003                                          8.64        (0.10)(a)       3.47 (a)      3.37
--
       04/01/2002 to 12/31/2002 (d)                       11.54        (0.05)(a)      (2.85)(a)    (2.90)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     BATTERYMARCH GROWTH AND INCOME PORTFOLIO         ------------ -------------- -------------- ----------
----------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (e)          $20.73     $  (0.05)(a)  $   (0.52)(a)   $(0.57)    $
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     BATTERYMARCH MID-CAP STOCK PORTFOLIO             ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $21.96     $   0.03 (a)  $    0.98 (a)   $  1.01
$(0.13)
       12/31/2005                                         19.76         0.14 (a)       2.29 (a)      2.43
--
       12/31/2004 ++                                      17.49         0.05 (a)       2.82 (a)      2.87
(0.05)
       12/31/2003 ++                                      13.11             0.05           4.38      4.43
(0.05)
       12/31/2002 ++                                      15.41             0.03         (2.23)    (2.20)
(0.08)
       12/31/2001 ++                                      17.26         0.06 (a)      (0.78)(a)    (0.72)
(0.04)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     DREMAN SMALL-CAP VALUE PORTFOLIO                 ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $11.20     $   0.08 (a)  $    1.27 (a)   $  1.35    $
--+
       05/01/2005 to 12/31/2005 (f)                       10.00         0.07 (a)       1.30 (a)      1.37
(0.05)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     FEDERATED HIGH YIELD PORTFOLIO                   ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $ 8.84     $   0.32 (a)  $   (0.08)(a)   $  0.24
$(0.74)
       12/31/2005                                          8.62         0.63 (a)      (0.41)(a)      0.22
--
       12/31/2004 ++                                       8.41             0.64           0.23      0.87
(0.66)
       12/31/2003 ++                                       7.37         0.65 (a)       1.00 (a)      1.65
(0.61)
       12/31/2002 ++                                       8.55         0.74 (a)      (0.46)(a)      0.28
(1.46)
       12/31/2001 ++                                       9.50      0.97 (a)(i)   (0.77)(a)(i)      0.20
(1.15)
- ------------------------------                        ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     MET/AIM SMALL CAP GROWTH PORTFOLIO               ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(1.87)       $--
       12/31/2005                                         (0.29)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       01/02/2002 to 12/31/2002 (b)                           --        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (1.87)        --
       12/31/2005                                         (0.29)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       10/09/2001 to 12/31/2001 (c)                           --        --
- ------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                            (1.87)        --
       12/31/2005                                         (0.29)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       04/01/2002 to 12/31/2002 (d)                           --        --
- ------------------------------                        ------------- ---------
     BATTERYMARCH GROWTH AND INCOME PORTFOLIO         ------------- ---------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (e)          $    --       $--
- ------------------------------                        ------------- ---------
     BATTERYMARCH MID-CAP STOCK PORTFOLIO             ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(3.79)       $--
       12/31/2005                                         (0.23)        --
       12/31/2004 ++                                      (0.55)        --
       12/31/2003 ++                                          --        --
       12/31/2002 ++                                      (0.02)        --
       12/31/2001 ++                                      (1.09)        --
- ------------------------------                        ------------- ---------
     DREMAN SMALL-CAP VALUE PORTFOLIO                 ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.04)       $--
       05/01/2005 to 12/31/2005 (f)                       (0.12)        --
- ------------------------------                        ------------- ---------
     FEDERATED HIGH YIELD PORTFOLIO                   ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                             --        --
       12/31/2004 ++                                          --        --
       12/31/2003 ++                                          --        --
       12/31/2002 ++                                          --        --
       12/31/2001 ++                                          --        --
- ------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(1.87)     $12.77       6.38%       $254.3        0.94%*    N/A             0.97%*      (0.60)%*        37.2%
    (0.29)      13.66        8.59        215.4          0.99    N/A            0.96(g)        (0.53)         74.8
        --      12.84        6.73         92.5          1.03    N/A            1.02(g)        (0.74)         94.9
        --      12.03       39.08          6.2          1.04    N/A               1.16        (0.78)         29.8
        --       8.65     (27.00)          6.7         1.05*   1.03%*            2.10*       (0.64)*        19.50
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.87)      12.65        6.72        301.4         1.19*    N/A              1.22*       (0.85)*         37.2
    (0.29)      13.51        8.27        297.1          1.25    N/A            1.20(g)        (0.80)         74.8
        --      12.74        6.43        309.7          1.29    N/A            1.23(g)        (1.03)         94.9
        --      11.97       38.86        206.3          1.30    N/A               1.36        (1.04)         29.8
        --       8.62     (27.50)         47.1          1.30   1.28               2.32        (0.87)         19.5
        --      11.89       18.90          7.6         1.30*    N/A              5.22*       (0.92)*          5.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.87)      12.74        6.67         14.3         1.09*    N/A              1.12*       (0.75)*         37.2
    (0.29)      13.60        8.46         13.4          1.15    N/A            1.11(g)        (0.70)         74.8
        --      12.80        6.58         12.4          1.18    N/A            1.13(g)        (0.93)         94.9
        --      12.01       39.00          8.6          1.20    N/A               1.25        (0.94)         29.8
        --       8.64     (25.13)          1.8         1.20*   1.18*             2.23*       (0.77)*         19.5
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --     $20.16     (2.75)%       $465.5        0.65%*    N/A             0.73%*        1.55%*        14.4%
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(3.92)     $19.05       3.61%       $183.7        0.85%*    N/A             0.85%*        0.25%*        86.8%
    (0.23)      21.96       12.42          207          0.82    N/A               0.82          0.68          116
    (0.60)      19.76       16.45          198       0.80(h)    N/A               0.82          0.28           91
    (0.05)      17.49       33.75          165          0.82    N/A               0.82          0.38           61
    (0.10)      13.11     (14.32)          111          0.85    N/A               0.85          0.23           67
    (1.13)      15.41      (4.02)          113          0.83    N/A               0.83          0.37           40
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.04)     $12.51      12.14%       $ 38.8        1.10%*    N/A             2.41%*        1.36%*        66.5%
    (0.17)      11.20       13.56            5         1.10*    N/A              3.83*         0.86*           55
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.74)     $ 8.34       2.67%       $ 76.9        0.88%*    N/A             0.89%*        7.33%*        15.9%
        --       8.84        2.55           84          0.87    N/A               0.87          7.28           36
    (0.66)       8.62       10.38           87       0.83(h)    N/A               0.87          7.42           38
    (0.61)       8.41       22.39           76          0.90    N/A               0.90          7.93           57
    (1.46)       7.37        3.72           48          0.89    N/A               0.89          9.09           58
    (1.15)       8.55        1.94           40          0.89    N/A               0.89      10.45(i)           44
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(e) Commencement of operations--05/01/2006.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) The investment manager waived a portion of its management fee for the year.
(i) Effective January 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001, have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended
December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for the net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     CYCLICAL GROWTH ETF PORTFOLIO                    ------------ -------------- -------------- ----------
----------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $10.76      $ 0.03 (a)     $(0.36)(a)    $(0.33)    $
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            10.14        0.39 (a)      (0.09)(a)       0.30
(0.01)
       10/01/2005 to 12/31/2005 (e)                       10.00        0.10 (a)       0.10 (a)       0.20
(0.06)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)           10.76        0.04 (a)      (0.37)(a)     (0.33)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     CYCLICAL GROWTH AND INCOME ETF PORTFOLIO         ------------ -------------- -------------- ----------
----------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $10.56      $ 0.03 (a)     $(0.30)(a)    $(0.27)    $
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            10.11        0.06 (a)       0.15 (a)       0.21
(0.03)
       10/01/2005 to 12/31/2005 (e)                       10.00        0.09 (a)       0.08 (a)       0.17
(0.06)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)           10.56        0.04 (a)      (0.32)(a)     (0.28)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     GOLDMAN SACHS MID-CAP VALUE PORTFOLIO            ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $12.54      $ 0.06 (a)     $ 0.53 (a)    $  0.59    $
--
       12/31/2005                                         11.94        0.15 (a)       1.38 (a)       1.53
(0.11)
       05/01/2004 to 12/31/2004 (g)                       10.00        0.09 (a)       2.01 (a)       2.10
(0.05)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            12.55        0.05 (a)       0.52 (a)       0.57
--
       12/31/2005                                         11.95        0.11 (a)       1.39 (a)       1.50
(0.08)
       05/01/2004 to 12/31/2004 (g)                       10.00        0.05 (a)       2.04 (a)       2.09
(0.03)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     HARRIS OAKMARK INTERNATIONAL PORTFOLIO           ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $16.23      $ 0.22 (a)     $ 1.71 (a)    $  1.93
$(0.49)
       12/31/2005                                         14.36        0.21 (a)       1.87 (a)       2.08
(0.02)
       12/31/2004                                         11.89        0.04 (a)       2.43 (a)       2.47
--+
       12/31/2003                                          8.89       (0.08)(a)       3.22 (a)       3.14
(0.11)
       01/02/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)
(0.01)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            16.11        0.19 (a)       1.70 (a)       1.89
(0.45)
       12/31/2005                                         14.27        0.17 (a)       1.86 (a)       2.03
--
       12/31/2004                                         11.84        0.16 (a)       2.27 (a)       2.43
--
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10
(0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)
(0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97
(0.01)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class E
       06/30/2006--(Unaudited)                            16.14        0.20 (a)       1.70 (a)       1.90
(0.46)
       12/31/2005                                         14.30        0.19 (a)       1.85 (a)       2.04
(0.01)
       12/31/2004                                         11.85        0.17 (a)       2.28 (a)       2.45
--+
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11
(0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)
(0.01)
- ------------------------------                        ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     CYCLICAL GROWTH ETF PORTFOLIO                    ------------- ---------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $    --       $--
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.01)        --
       10/01/2005 to 12/31/2005 (e)                           --        --
- ------------------------------                        ------------- ---------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)               --        --
- ------------------------------                        ------------- ---------
     CYCLICAL GROWTH AND INCOME ETF PORTFOLIO         ------------- ---------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $    --       $--
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.01)        --
       10/01/2005 to 12/31/2005 (e)                           --        --
- ------------------------------                        ------------- ---------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)               --        --
- ------------------------------                        ------------- ---------
     GOLDMAN SACHS MID-CAP VALUE PORTFOLIO            ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.11)       $--
       12/31/2005                                         (0.82)        --
       05/01/2004 to 12/31/2004 (g)                       (0.11)        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.11)        --
       12/31/2005                                         (0.82)        --
       05/01/2004 to 12/31/2004 (g)                       (0.11)        --
- ------------------------------                        ------------- ---------
     HARRIS OAKMARK INTERNATIONAL PORTFOLIO           ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(1.22)       $--
       12/31/2005                                         (0.19)        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.03)        --
       01/02/2002 to 12/31/2002 (b)                           --        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (1.22)        --
       12/31/2005                                         (0.19)        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.03)        --
       12/31/2002                                             --        --
       10/09/2001 to 12/31/2001 (c)                       (0.12)        --
- ------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                            (1.22)        --
       12/31/2005                                         (0.19)        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.03)        --
       04/01/2002 to 12/31/2002 (d)                           --        --
- ------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --     $10.43     (3.07)%       $   --       0.55%*     N/A             0.55%*        1.88%*         6.2%
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.02)      10.42        3.00        203.5        0.78*     N/A              0.78*         0.76*          6.2
    (0.06)      10.14        2.04         11.6        0.80*     N/A              2.59*         3.85*          6.2
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --      10.43      (3.07)          0.3        0.74*     N/A              0.74*         2.45*          6.2
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --     $10.29     (2.56)%       $   --       0.55%*     N/A             0.55%*        1.84%*         5.8%
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.04)      10.28        1.99        179.9        0.79*     N/A              0.79*         1.22*          5.8
    (0.06)      10.11        1.65          7.2        0.80*     N/A              3.73*         3.31*          3.5
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --      10.28      (2.56)           --        0.76*     N/A              0.76*         2.28*          5.8
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.11)     $13.02       4.69%       $224.8       0.78%*     N/A             0.80%*        0.93%*        37.0%
    (0.93)      12.54       12.76        285.0         0.79     N/A               0.79          1.15         51.4
    (0.16)      11.94       20.98        126.0        0.97*     N/A              0.98*         1.19*         40.8
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.11)      13.01        4.52        166.0        1.03*     N/A              1.05*         0.78*         37.0
    (0.90)      12.55       12.54        137.1         1.03     N/A               1.03          0.87         51.4
    (0.14)      11.95       20.85        104.0        1.14*     N/A              1.14*         0.71*         40.8
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(1.71)     $16.45      11.68%       $776.2       0.95%*     N/A             0.96%*        2.59%*        28.6%
    (0.21)      16.23       14.48        644.5         0.94     N/A            0.96(h)          1.37         11.5
        --      14.36       20.80        276.4         1.04     N/A            1.03(h)          0.32         11.3
    (0.14)      11.89       35.36          8.4         1.16    1.15%           1.21(h)          0.80         22.1
    (0.01)       8.89     (17.64)          4.8        1.10*    1.08*             2.49*         0.68*         82.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.67)      16.33       11.50        685.5        1.21*     N/A              1.21*         2.24*         28.6
    (0.19)      16.11       14.24        554.3         1.19     N/A            1.20(h)          1.11         11.5
        --      14.27       20.52        483.9         1.23     N/A            1.22(h)          1.27         11.3
    (0.13)      11.84       34.96        288.0         1.43    1.43            1.33(h)          0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35    1.31               2.64          0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*     N/A              5.69*       (0.07)*         22.5
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.68)      16.36       11.59        158.7        1.11*     N/A              1.11*         2.34*         28.6
    (0.20)      16.14       14.27        130.4         1.09     N/A            1.10(h)          1.25         11.5
        --      14.30       20.69         75.5         1.14     N/A            1.12(h)          1.31         11.3
    (0.13)      11.85       35.14         23.6         1.33    1.33            1.24(h)          0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*    1.22*             2.42*       (0.16)*         82.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--10/01/2005.
(f) Commencement of operations--05/01/2006.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        JANUS AGGRESSIVE GROWTH PORTFOLIO             ------------ -------------- -------------- ----------
----------

          Class A
          06/30/2006--(Unaudited)                        $ 8.70      $ 0.02 (a)    $ (0.16)(a)    $ (0.14)
$     --
          12/31/2005                                       7.65          -- (a)       1.06 (a)
1.06         --
          12/31/2004                                       7.03        0.01 (a)       0.61 (a)
0.62         --
          12/31/2003                                       5.37       (0.01)(a)       1.67 (a)
1.66         --
          01/02/2002 to 12/31/2002 (b)                     7.44        0.01 (a)      (2.08)(a)      (2.07)
(0.00)+
- -----------------------------                         ------------ -------------- -------------- ----------
----------

          Class B
          06/30/2006--(Unaudited)                          8.60        0.01 (a)      (0.16)(a)
(0.15)         --
          12/31/2005                                       7.58       (0.02)(a)       1.05 (a)
1.03         --
          12/31/2004                                       6.99       (0.01)(a)       0.60 (a)
0.59         --
          12/31/2003                                       5.34       (0.02)(a)       1.67 (a)
1.65         --
          12/31/2002                                       7.40       (0.01)(a)      (2.05)(a)      (2.06)
(0.00)+
          02/12/2001 to 12/31/2001 (c)                    10.00          --+(a)      (2.60)(a)
(2.60)         --
- -----------------------------                         ------------ -------------- -------------- ----------
----------

          Class E
          06/30/2006--(Unaudited)                          8.62        0.01 (a)      (0.16)(a)
(0.15)         --
          12/31/2005                                       7.59       (0.01)(a)       1.05 (a)
1.04         --
          12/31/2004                                       6.99          -- (a)       0.60 (a)
0.60         --
          04/17/2003 to 12/31/2003 (d)                     5.65       (0.01)(a)       1.35 (a)
1.34         --
- -----------------------------                         ------------ -------------- -------------- ----------
----------
        JANUS CAPITAL APPRECIATION PORTFOLIO          ------------ -------------- -------------- ----------
----------

          Class A
          06/30/2006--(Unaudited)                        $78.28      $ 0.08 (a)    $ (6.17)(a)    $ (6.09)
$     --
          12/31/2005                                      66.23       (0.04)(a)      12.09 (a)
12.05         --
          12/31/2004 ++                                   55.41       (0.09)(a)      10.91 (a)
10.82         --
          12/31/2003 ++                                   44.38        0.07 (a)          10.99       11.06
(0.03)
          12/31/2002 ++                                   60.30        0.14 (a)        (15.24)     (15.10)
(0.81)
          12/31/2001 ++                                   82.01        0.61 (a)     (22.01)(a)     (21.40)
(0.31)
- -----------------------------                         ------------ -------------- -------------- ----------
----------
        LAZARD MID-CAP PORTFOLIO                      ------------ -------------- -------------- ----------
----------

          Class A
          06/30/2006--(Unaudited)                        $13.65      $ 0.06 (a)    $  0.39 (a)    $   0.45   $
(0.08)
          12/31/2005                                      14.13        0.04 (a)       1.16 (a)        1.20
(0.06)
          12/31/2004                                      12.33        0.08 (a)       1.72 (a)
1.80         --
          12/31/2003                                       9.85        0.01 (a)       2.58 (a)        2.59
(0.01)
          01/02/2002 to 12/31/2002 (b)                    10.98        0.03 (a)      (1.15)(a)      (1.12)
0.00+
- -----------------------------                         ------------ -------------- -------------- ----------
----------

          Class B
          06/30/2006--(Unaudited)                         13.57        0.03 (a)       0.40 (a)        0.43
(0.04)
          12/31/2005                                      14.05        0.05 (a)       1.10 (a)        1.15
(0.01)
          12/31/2004                                      12.29        0.02 (a)       1.74 (a)
1.76         --
          12/31/2003                                       9.83       (0.01)(a)       2.57 (a)        2.56
--+
          12/31/2002                                      11.02          -- (a)      (1.18)(a)      (1.18)
--+
          10/09/2001 to 12/31/2001 (e)                    10.00          --+(a)       1.03 (a)        1.03
(0.01)
- -----------------------------                         ------------ -------------- -------------- ----------
----------

          Class E
          06/30/2006--(Unaudited)                         13.61        0.04 (a)       0.40 (a)        0.44
(0.06)
          12/31/2005                                      14.10        0.07 (a)       1.10 (a)        1.17
(0.04)
          12/31/2004                                      12.32        0.04 (a)       1.74 (a)
1.78         --
          12/31/2003                                       9.84          -- (a)       2.58 (a)        2.58
--+
          04/01/2002 to 12/31/2002 (f)                    11.60        0.01 (a)      (1.76)(a)      (1.75)
--+
- -----------------------------                         ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
        JANUS AGGRESSIVE GROWTH PORTFOLIO             ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.50)    $     --
          12/31/2005                                      (0.01)          --
          12/31/2004                                          --          --
          12/31/2003                                          --          --
          01/02/2002 to 12/31/2002 (b)                        --          --
- -----------------------------                         ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (0.50)          --
          12/31/2005                                      (0.01)          --
          12/31/2004                                          --          --
          12/31/2003                                          --          --
          12/31/2002                                          --          --
          02/12/2001 to 12/31/2001 (c)                        --          --
- -----------------------------                         ------------- ---------

          Class E
          06/30/2006--(Unaudited)                         (0.50)          --
          12/31/2005                                      (0.01)          --
          12/31/2004                                          --          --
          04/17/2003 to 12/31/2003 (d)                        --          --
- -----------------------------                         ------------- ---------
        JANUS CAPITAL APPRECIATION PORTFOLIO          ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(2.91)    $     --
          12/31/2005                                          --          --
          12/31/2004 ++                                       --          --
          12/31/2003 ++                                       --     (0.00)+
          12/31/2002 ++                                       --      (0.01)
          12/31/2001 ++                                       --          --
- -----------------------------                         ------------- ---------
        LAZARD MID-CAP PORTFOLIO                      ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(1.68)    $     --
          12/31/2005                                      (1.62)          --
          12/31/2004                                          --          --
          12/31/2003                                      (0.10)          --
          01/02/2002 to 12/31/2002 (b)                    (0.01)          --
- -----------------------------                         ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (1.68)          --
          12/31/2005                                      (1.62)          --
          12/31/2004                                          --          --
          12/31/2003                                      (0.10)          --
          12/31/2002                                      (0.01)          --
          10/09/2001 to 12/31/2001 (e)                        --          --
- -----------------------------                         ------------- ---------

          Class E
          06/30/2006--(Unaudited)                         (1.68)          --
          12/31/2005                                      (1.62)          --
          12/31/2004                                          --          --
          12/31/2003                                      (0.10)          --
          04/01/2002 to 12/31/2002 (f)                    (0.01)          --
- -----------------------------                         ------------- ---------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.50)     $ 8.06     (1.96)%       $499.4       0.75%*     N/A             0.77%*        0.48%*       138.6%
    (0.01)       8.70       13.84        500.4         0.72     N/A            0.72(g)            --        121.0
        --       7.65        8.82        250.8         0.90     N/A            0.85(g)          0.15        104.7
        --       7.03       30.91         19.9         0.89    0.89%           0.90(g)        (0.09)         91.5
   (0.00)+       5.37     (27.78)          2.7         0.85    0.77               1.43          0.11         92.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.50)       7.95      (2.11)        266.4        1.00*     N/A              1.02*         0.24*        138.6
    (0.01)       8.60       13.58        277.8         0.97     N/A            0.97(g)        (0.25)        121.0
        --       7.58        8.44        339.5         1.15     N/A            1.08(g)        (0.11)        104.7
        --       6.99       30.90        252.6         1.14    1.13            1.18(g)        (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10    1.00               1.69        (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*     N/A              4.03*       (0.11)*         98.4
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.50)       7.97      (2.10)          6.8        0.90*     N/A              0.92*         0.34*        138.6
    (0.01)       8.62       13.69          6.4         0.87     N/A            0.87(g)        (0.15)        121.0
        --       7.59        8.58          5.5         1.05     N/A            0.98(g)        (0.05)        104.7
        --       6.99       23.72          4.1        1.10*    1.05*          1.04*(g)       (0.26)*         91.5
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(2.91)     $69.28     (8.02)%       $973.3       0.75%*     N/A             0.75%*        0.21%*        33.7%
        --      78.28       18.19        1,137         0.78     N/A               0.78        (0.06)           30
        --      66.23       19.53        1,042         0.82     N/A               0.82        (0.15)           16
    (0.03)      55.41       24.91          986         0.82     N/A               0.82          0.14           59
    (0.82)      44.38     (25.09)          864         0.84     N/A               0.84          0.27           52
    (0.31)      60.30     (26.09)        1,300         0.84     N/A               0.84          0.91           47
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(1.76)     $12.34       3.17%       $224.5       0.77%*     N/A             0.80%*        0.90%*        41.3%
    (1.68)      13.65        8.40         89.0         0.79     N/A            0.82(g)          0.63        170.0
        --      14.13       14.60         58.8         0.85     N/A            0.83(g)          0.59         90.7
    (0.11)      12.33       26.42          4.5         0.93    0.92%           0.96(g)          0.10         36.2
    (0.01)       9.85     (10.18)          4.2        0.90*    0.86*             1.64*         0.26*         37.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.72)      12.28        3.09        198.4        1.02*     N/A              1.06*         0.53*         41.3
    (1.63)      13.57        8.06        200.4         1.03     N/A            1.07(g)          0.38        170.0
        --      14.05       14.32        211.0         1.08     N/A            1.03(g)          0.16         90.7
    (0.10)      12.29       26.03        211.8         1.19    1.19            1.15(g)        (0.08)         36.2
    (0.01)       9.83     (10.73)         32.8         1.15    1.12               1.91            --         37.1
    (0.01)      11.02       10.26          4.5        1.15*     N/A              7.18*       (0.06)*         18.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.74)      12.31        3.10         30.8        0.92*     N/A              0.96*         0.63*         41.3
    (1.66)      13.61        8.23         32.6         0.93     N/A            0.97(g)          0.49        170.0
        --      14.10       14.45         30.5         0.98     N/A            0.94(g)          0.29         90.7
    (0.10)      12.32       26.35         19.8         1.09    1.08            1.07(g)          0.02         36.2
    (0.01)       9.84     (15.17)          4.3        1.05*    1.02*             1.75*         0.13*         37.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--04/17/2003.
(e) Commencement of operations--10/09/2001.
(f) Commencement of operations--04/01/2002.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
    LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO      ------------ -------------- -------------- ----------
----------

      Class A
      06/30/2006--(Unaudited)                            $17.20      $ 0.18 (a)     $ 0.09 (a)    $  0.27
$(0.39)
      12/31/2005                                          16.67        0.36 (a)       0.27 (a)       0.63
--+
      12/31/2004 ++                                       15.72        0.37 (a)       1.11 (a)       1.48
(0.39)
      12/31/2003 ++                                       13.20            0.39           2.51       2.90
(0.38)
      12/31/2002 ++                                       15.55            0.45         (1.79)     (1.34)
(0.92)
      12/31/2001 ++                                       17.94        0.49 (a)      (1.40)(a)     (0.91)
(0.46)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
    LEGG MASON VALUE EQUITY PORTFOLIO                 ------------ -------------- -------------- ----------
----------

      Class A
      06/30/2006--(Unaudited)                            $10.65      $ 0.04 (a)     $(0.54)(a)    $(0.50)    $
--+
      11/01/2005 to 12/31/2005 (b)                        10.00          -- (a)       0.65 (a)       0.65
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

      Class B
      06/30/2006--(Unaudited)                             10.65        0.01 (a)      (0.51)(a)     (0.50)
--
      11/01/2005 to 12/31/2005 (b)                        10.00       (0.01)(a)       0.66 (a)       0.65
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

      Class E
      05/1/2006 to 06/30/2006--(Unaudited) (c)            10.55        0.01 (a)      (0.41)(a)     (0.40)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------
    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO            ------------ -------------- -------------- ----------
----------

      Class A
      05/1/2006 to 06/30/2006--(Unaudited) (c)           $10.00      $ 0.03 (a)     $(0.70)(a)    $(0.67)    $
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

      Class B
      05/1/2006 to 06/30/2006--(Unaudited) (c)            10.00        0.03 (a)      (0.72)(a)     (0.69)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------
    LORD ABBETT AMERICA'S VALUE PORTFOLIO             ------------ -------------- -------------- ----------
----------

      Class B
      06/30/2006--(Unaudited)                            $14.06      $ 0.19 (a)     $ 0.23 (a)    $  0.42
$(0.27)
      12/31/2005                                          13.55        0.39 (a)       0.15 (a)       0.54
--
      12/31/2004                                          11.80        0.38 (a)       1.73 (a)       2.11
(0.24)
      05/01/2003 to 12/31/2003 (d)                        10.00        0.28 (a)       1.81 (a)       2.09
(0.19)
- ------------------------------                        ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
    LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO      ------------- ---------

      Class A
      06/30/2006--(Unaudited)                            $(0.53)       $--
      12/31/2005                                          (0.10)        --
      12/31/2004 ++                                       (0.14)        --
      12/31/2003 ++                                           --        --
      12/31/2002 ++                                       (0.09)        --
      12/31/2001 ++                                       (1.02)        --
- ------------------------------                        ------------- ---------
    LEGG MASON VALUE EQUITY PORTFOLIO                 ------------- ---------

      Class A
      06/30/2006--(Unaudited)                            $   --+       $--
      11/01/2005 to 12/31/2005 (b)                            --        --
- ------------------------------                        ------------- ---------

      Class B
      06/30/2006--(Unaudited)                                --+        --
      11/01/2005 to 12/31/2005 (b)                            --        --
- ------------------------------                        ------------- ---------

      Class E
      05/1/2006 to 06/30/2006--(Unaudited) (c)                --        --
- ------------------------------                        ------------- ---------
    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO            ------------- ---------

      Class A
      05/1/2006 to 06/30/2006--(Unaudited) (c)           $    --       $--
- ------------------------------                        ------------- ---------

      Class B
      05/1/2006 to 06/30/2006--(Unaudited) (c)                --        --
- ------------------------------                        ------------- ---------
    LORD ABBETT AMERICA'S VALUE PORTFOLIO             ------------- ---------

      Class B
      06/30/2006--(Unaudited)                            $(0.25)       $--
      12/31/2005                                          (0.03)        --
      12/31/2004                                          (0.12)        --
      05/01/2003 to 12/31/2003 (d)                        (0.10)        --
- ------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2005.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.92)     $16.55       1.49%       $263.8       0.65%*        N/A         0.65%*         2.12%*        83.2%
    (0.10)      17.20        3.84          277         0.61        N/A           0.61           2.15           56
    (0.53)      16.67        9.44          297         0.60        N/A           0.61           2.31           64
    (0.38)      15.72       21.98          290         0.59        N/A           0.59           2.64           84
    (1.01)      13.20      (8.60)          251         0.61        N/A           0.61           2.80           39
    (1.48)      15.55      (5.08)          308         0.59        N/A           0.59           2.95           59
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --+    $10.15     (4.69)%       $760.4       0.68%*        N/A         0.70%*         0.72%*        52.8%
        --      10.65        6.50          3.2        0.80*        N/A          8.27*          0.08*          9.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --+     10.15      (4.69)         90.9        0.96*        N/A          1.21*          0.21*         52.8
        --      10.65        6.50          4.9        1.05*        N/A          4.54*        (0.36)*          9.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --      10.15      (3.79)         22.7        0.83*        N/A          0.84*          0.47*         52.8
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --     $ 9.33     (6.70)%       $401.6       0.86%*        N/A*        0.86%*         2.22%*        17.3%
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --       9.31      (6.90)          2.7        1.14*        N/A*         1.23*          1.75*         17.3
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.52)     $13.96       2.95%       $ 82.8       1.10%*        N/A         1.15%*         2.76%*        17.1%
    (0.03)      14.06        3.95         72.1         1.09        N/A           1.17           2.91         23.7
    (0.36)      13.55       17.73         35.5         1.09        N/A           1.59           3.03         31.2
    (0.29)      11.80       21.05          9.0        1.05*        N/A          3.44*          3.78*         56.2
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(c) Commencement of operations--05/01/2006.
(d) Commencement of operations--05/01/2003.
(e) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $12.28      $ 0.37 (a)     $(0.09)(a)    $  0.28
$(0.87)
       12/31/2005                                         12.63        0.75 (a)      (0.52)(a)       0.23
(0.58)
       12/31/2004                                         12.04        0.70 (a)       0.31 (a)       1.01
(0.42)
       12/31/2003                                         10.24        0.73 (a)       1.27 (a)       2.00
(0.20)
       12/31/2002                                         11.22        0.77 (a)      (0.79)(a)     (0.02)
(0.96)
       12/31/2001                                         11.75        0.90 (a)      (0.48)(a)       0.42
(0.95)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            12.19            0.36         (0.10)       0.26
(0.83)
       12/31/2005                                         12.54        0.71 (a)      (0.52)(a)       0.19
(0.54)
       12/31/2004                                         11.97        0.69 (a)       0.29 (a)       0.98
(0.41)
       12/31/2003                                         10.21        0.69 (a)       1.46 (a)       2.15
(0.20)
       12/31/2002                                         11.20        0.72 (a)      (0.76)(a)     (0.04)
(0.95)
       03/22/2001 to 12/31/2001 (b)                       12.03        0.64 (a)      (0.52)(a)       0.12
(0.95)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class E
       06/30/2006--(Unaudited)                            12.21            0.36         (0.09)       0.27
(0.84)
       12/31/2005                                         12.57        0.72 (a)      (0.52)(a)       0.20
(0.56)
       12/31/2004                                         12.00        0.70 (a)       0.29 (a)       0.99
(0.42)
       12/31/2003                                         10.22        0.70 (a)       1.28 (a)       1.98
(0.20)
       04/01/2002 to 12/31/2002 (c)                       11.27        0.53 (a)      (0.62)(a)     (0.09)
(0.96)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $27.59      $ 0.22 (a)     $ 1.36 (a)    $  1.58
$(0.54)
       12/31/2005                                         27.44        0.40 (a)       0.61 (a)       1.01
(0.31)
       12/31/2004                                         24.41        0.33 (a)       2.82 (a)       3.15
(0.12)
       12/31/2003                                         18.86        0.23 (a)       5.56 (a)       5.79
(0.24)
       12/31/2002                                         25.05        0.21 (a)      (4.67)(a)     (4.46)
(0.21)
       12/31/2001                                         26.82        0.25 (a)      (1.80)(a)     (1.55)
(0.22)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            27.43        0.18 (a)       1.36 (a)       1.54
(0.45)
       12/31/2005                                         27.27        0.33 (a)       0.61 (a)       0.94
(0.23)
       12/31/2004                                         24.29        0.27 (a)       2.80 (a)       3.07
(0.09)
       12/31/2003                                         18.78        0.18 (a)       5.54 (a)       5.72
(0.21)
       12/31/2002                                         25.01        0.17 (a)      (4.67)(a)     (4.50)
(0.21)
       03/22/2001 to 12/31/2001 (b)                       23.59        0.13 (a)       1.51 (a)       1.64
(0.22)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $10.19      $(0.01)(a)     $ 0.32 (a)    $  0.31    $
--
       12/31/2005                                         10.43       (0.04)(a)       0.54 (a)       0.50
--
       12/31/2004                                          9.24       (0.04)(a)       1.23 (a)       1.19
--
       12/31/2003                                          6.78       (0.05)(a)       2.51 (a)       2.46
--
       12/31/2002                                          8.95       (0.04)(a)      (2.13)(a)     (2.17)
--
       05/01/2001 to 12/31/2001 (d)                        9.58       (0.03)(a)      (0.60)(a)     (0.63)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            10.04       (0.02)(a)       0.31 (a)       0.29
--
       12/31/2005                                         10.30       (0.06)(a)       0.54 (a)       0.48
--
       12/31/2004                                          9.16       (0.06)(a)       1.20 (a)       1.14
--
       12/31/2003                                          6.75       (0.07)(a)       2.48 (a)       2.41
--
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)
--
       02/12/2001 to 12/31/2001 (e)                       10.00       (0.06)(a)      (1.01)(a)     (1.07)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       12/31/2001                                             --        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.19)        --
       12/31/2002                                             --        --
       03/22/2001 to 12/31/2001 (b)                           --        --
- ------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       04/01/2002 to 12/31/2002 (c)                           --        --
- ------------------------------                        ------------- ---------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(2.37)       $--
       12/31/2005                                         (0.55)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                         (1.52)        --
       12/31/2001                                             --        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (2.37)        --
       12/31/2005                                         (0.55)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                         (1.52)        --
       03/22/2001 to 12/31/2001 (b)                           --        --
- ------------------------------                        ------------- ---------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.64)       $--
       12/31/2005                                         (0.74)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       05/01/2001 to 12/31/2001 (d)                           --        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.64)        --
       12/31/2005                                         (0.74)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       02/12/2001 to 12/31/2001 (e)                           --        --
- ------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--03/22/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

  $ (0.87)     $11.69       2.19%      $  907.6      0.55%*     N/A             0.55%*        6.32%*        25.0%
    (0.58)      12.28        1.81         856.4        0.56     N/A           N/A               5.92         42.1
    (0.42)      12.63        8.43         520.3        0.63     N/A           N/A               5.65         39.8
    (0.20)      12.04       19.52         234.6        0.70     N/A           0.67%(f)          6.52         36.9
    (0.96)      10.24      (0.39)         202.1        0.70     N/A               0.77          7.43         45.8
    (0.95)      11.22        3.76         154.2        0.72     N/A               0.75          7.76         66.2
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.83)      11.62        2.03         720.8       0.80*     N/A              0.80*         6.07*         25.0
    (0.54)      12.19        1.49         704.5        0.81     N/A           N/A               5.65         42.1
    (0.41)      12.54        8.17         776.0        0.88     N/A           N/A               5.61         39.8
    (0.39)      11.97       19.15         758.2        0.96     N/A            0.91(f)          6.11         36.9
    (0.95)      10.21      (0.57)         197.4        0.95     N/A               1.05          7.12         45.8
    (0.95)      11.20        1.17          31.8       0.95*     N/A              0.98*         7.38*         66.2
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.84)      11.64        2.16          35.0       0.70*     N/A              0.70*         6.16*         25.0
    (0.56)      12.21        1.60          35.1        0.71     N/A           N/A               5.76         42.1
    (0.42)      12.57        8.24          35.2        0.78     N/A           N/A               5.67         39.8
    (0.20)      12.00       19.35          22.8        0.86     N/A            0.81(f)          6.10         36.9
    (0.96)      10.22      (1.03)           2.5       0.85*     N/A              0.98*         7.12*         45.8
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

  $ (2.91)     $26.26       5.56%      $1,939.1      0.53%*     N/A             0.54%*        1.55%*         1.9%
    (0.86)      27.59        3.68       1,985.7        0.53     N/A            0.55(f)          1.46         45.9
    (0.12)      27.44       12.92       1,867.5        0.57     N/A            0.56(f)          1.30         29.7
    (0.24)      24.41       31.06       1,167.7        0.62    0.61%           0.62(f)          1.13         37.0
    (1.73)      18.86     (17.95)         890.2        0.65    0.63               0.67          0.94         55.4
    (0.22)      25.05      (5.77)       1,205.5        0.64     N/A               0.64          1.04         69.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (2.82)      26.15        5.48       1,484.3       0.78*     N/A              0.79*         1.31*          1.9
    (0.78)      27.43        3.39       1,130.5        0.78     N/A            0.80(f)          1.21         45.9
    (0.09)      27.27       12.65       1,282.3        0.82     N/A            0.80(f)          1.08         29.7
    (0.21)      24.29       30.73       1,081.0        0.86    0.86            0.86(f)          0.87         37.0
    (1.73)      18.78     (18.12)         337.3        0.90    0.88               0.93          0.78         55.4
    (0.22)      25.01        6.96          98.7       0.89*     N/A              0.89*         0.72*         69.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

  $ (0.64)     $ 9.86       2.61%      $   19.5      0.90%*     N/A             1.07%*      (0.19)%*        79.2%
    (0.74)      10.19        4.71          21.5        0.90     N/A               0.99        (0.35)        103.9
        --      10.43       12.76          26.5        0.90     N/A               0.95        (0.43)         99.5
        --       9.24       36.43          27.6        0.90     N/A               1.04        (0.57)        119.0
        --       6.78     (24.25)           3.8        0.85     N/A               1.69        (0.52)         89.6
        --       8.95      (6.58)           0.9       0.85*     N/A              5.19*       (0.54)*         89.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.64)       9.69        2.45          49.3       1.15*     N/A              1.32*       (0.43)*         79.2
    (0.74)      10.04        4.58          40.9        1.15     N/A               1.24        (0.58)        103.9
        --      10.30       12.45          36.0        1.15     N/A               1.20        (0.66)         99.5
        --       9.16       35.70          27.6        1.14     N/A               1.39        (0.83)        119.0
        --       6.75     (24.41)          13.7        1.10     N/A               1.98        (0.77)         89.6
        --       8.93     (10.70)           8.4       1.10*     N/A              5.44*       (0.78)*         89.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(c) Commencement of operations--04/01/2002.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--02/12/2001.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        LORD ABBETT MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ----------
----------

          Class A
          06/30/2006--(Unaudited)                        $22.47       $0.09(a)      $ 0.15 (a)    $  0.24
$(0.17)
          12/31/2005                                      21.64        0.19(a)        1.60 (a)       1.79
(0.13)
          12/31/2004                                      17.80        0.17(a)        4.25 (a)       4.42
(0.10)
          12/31/2003                                      14.41        0.15(a)        3.62 (a)       3.77
(0.11)
          12/31/2002                                      16.64        0.16(a)       (1.71)(a)     (1.55)
(0.07)
          12/31/2001                                      16.92        0.14(a)        1.14 (a)       1.28
(0.08)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

          Class B
          06/30/2006--(Unaudited)                         22.28        0.06(a)        0.14 (a)       0.20
(0.12)
          12/31/2005                                      21.48        0.14(a)        1.59 (a)       1.73
(0.10)
          12/31/2004                                      17.70        0.12(a)        4.22 (a)       4.34
(0.08)
          12/31/2003                                      14.35        0.11(a)        3.60 (a)       3.71
(0.09)
          12/31/2002                                      16.62        0.13(a)       (1.72)(a)     (1.59)
(0.07)
          04/03/2001 to 12/31/2001 (b)                    16.41        0.08(a)        1.69 (a)       1.77
(0.08)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
        MERCURY LARGE CAP CORE PORTFOLIO              ------------ -------------- -------------- ----------
----------

          Class A
          06/30/2006--(Unaudited)                        $10.14       $0.03(a)      $ 0.26 (a)    $  0.29
$(0.02)
          12/31/2005                                       9.05           0.02        1.07 (a)       1.09
--
          12/31/2004 ++                                    7.85           0.04            1.21       1.25
(0.05)
          12/31/2003 ++                                    6.52           0.05            1.33       1.38
(0.05)
          12/31/2002 ++                                    8.77        0.03(a)       (2.23)(a)     (2.20)
(0.05)
          12/31/2001 ++                                   12.15        0.01(a)       (2.74)(a)     (2.73)
--+
- ------------------------------                        ------------ -------------- -------------- ----------
----------
        METLIFE AGGRESSIVE STRATEGY PORTFOLIO         ------------ -------------- -------------- ----------
----------

          Class A
          06/30/2006--(Unaudited)                        $11.68       $0.75(a)      $(0.36)(a)    $  0.39
$(0.02)
          05/01/2005 to 12/31/2005 (c)                    10.27        0.77(a)        0.79 (a)       1.56
(0.11)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

          Class B
          06/30/2006 -- (Unaudited)                       11.68        0.65(a)       (0.28)(a)       0.37
--+
          12/31/2005                                      10.69        0.20(a)        0.91 (a)       1.11
(0.08)
          11/04/2004 to 12/31/2004 (d)                    10.00        0.08(a)        0.64 (a)       0.72
(0.03)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
        METLIFE BALANCED STRATEGY PORTFOLIO           ------------ -------------- -------------- ----------
----------

          Class A
          06/30/2006--(Unaudited)                        $10.92       $0.87(a)      $(0.55)(a)    $  0.32
$(0.02)
          05/01/2005 to 12/31/2005 (c)                    10.04        0.56(a)        0.47 (a)       1.03
(0.13)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

          Class B
          06/30/2006--(Unaudited)                         10.92        0.57(a)       (0.28)(a)       0.29
--+
          12/31/2005                                      10.31        0.22(a)        0.52 (a)       0.74
(0.11)
          11/04/2004 to 12/31/2004 (d)                    10.00        0.28(a)        0.14 (a)       0.42
(0.11)
- ------------------------------                        ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
        LORD ABBETT MID-CAP VALUE PORTFOLIO           ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(2.12)       $--
          12/31/2005                                      (0.83)        --
          12/31/2004                                      (0.48)        --
          12/31/2003                                      (0.27)        --
          12/31/2002                                      (0.61)        --
          12/31/2001                                      (1.48)        --
- ------------------------------                        ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (2.12)        --
          12/31/2005                                      (0.83)        --
          12/31/2004                                      (0.48)        --
          12/31/2003                                      (0.27)        --
          12/31/2002                                      (0.61)        --
          04/03/2001 to 12/31/2001 (b)                    (1.48)        --
- ------------------------------                        ------------- ---------
        MERCURY LARGE CAP CORE PORTFOLIO              ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.34)       $--
          12/31/2005                                          --        --
          12/31/2004 ++                                       --        --
          12/31/2003 ++                                       --        --
          12/31/2002 ++                                       --        --
          12/31/2001 ++                                   (0.65)        --
- ------------------------------                        ------------- ---------
        METLIFE AGGRESSIVE STRATEGY PORTFOLIO         ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.09)       $--
          05/01/2005 to 12/31/2005 (c)                    (0.04)        --
- ------------------------------                        ------------- ---------

          Class B
          06/30/2006 -- (Unaudited)                       (0.09)        --
          12/31/2005                                      (0.04)        --
          11/04/2004 to 12/31/2004 (d)                        --        --
- ------------------------------                        ------------- ---------
        METLIFE BALANCED STRATEGY PORTFOLIO           ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.07)       $--
          05/01/2005 to 12/31/2005 (c)                    (0.02)        --
- ------------------------------                        ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (0.07)        --
          12/31/2005                                      (0.02)        --
          11/04/2004 to 12/31/2004 (d)                        --        --
- ------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2005.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(2.29)     $20.42       0.79%      $   99.2       0.76%*    N/A             0.77%*        0.81%*        14.6%
    (0.96)      22.47        8.28         113.3         0.76    N/A               0.76          0.86         26.2
    (0.58)      21.64       24.82         125.1         0.78    N/A                N/A          0.86         19.7
    (0.38)      17.80       26.15          90.8         0.83    N/A            0.82(e)          0.98         18.8
    (0.68)      14.41      (9.31)          74.0         0.89   0.89%              0.90          1.04         29.0
    (1.56)      16.64        8.10          75.1         0.92    N/A               0.94          0.86         40.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (2.24)      20.24        0.64         248.0        1.01*    N/A              1.02*         0.58*         14.6
    (0.93)      22.28        8.05         229.0         1.01    N/A               1.02          0.62         26.2
    (0.56)      21.48       24.50         179.1         1.03    N/A                N/A          0.60         19.7
    (0.36)      17.70       25.87         100.0         1.08    N/A            1.06(e)          0.73         18.8
    (0.68)      14.35      (9.58)          51.6         1.14   1.14               1.16          0.83         29.0
    (1.56)      16.62       11.33          16.9        1.15*    N/A              1.17*         0.68*         40.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.36)     $10.07       2.72%      $  128.6       0.94%*    N/A             0.96%*        0.49%*        61.4%
        --      10.14       12.04           131         0.91    N/A               0.91          0.23           79
    (0.05)       9.05       15.89           126      0.92(b)    N/A               0.95          0.51          136
    (0.05)       7.85       21.16           115         0.99    N/A               0.99          0.67          182
    (0.05)       6.52     (25.14)           106         0.94    N/A               0.94          0.44          104
    (0.65)       8.77     (22.45)           166         0.92    N/A               0.92          0.10           98
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.11)     $11.96       3.30%      $    0.1       0.10%*    N/A             0.11%*       12.43%*        19.1%
    (0.15)      11.68       15.12           0.1        0.12*    N/A              0.75*         0.86*         18.3
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.09)      11.96        3.12         767.8        0.35*    N/A              0.36*        10.88*         19.1
    (0.12)      11.68       10.38         661.7         0.35    N/A               0.37          1.80         18.3
    (0.03)      10.69        7.15         304.5        0.35*    N/A              0.52*         4.77*       0.0(f)
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.09)     $11.15       2.93%      $    0.5       0.08%*    N/A             0.12%*       15.61%*        18.9%
    (0.15)      10.92       10.21           0.2        0.03*    N/A              0.03*         7.70*         17.3
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.07)      11.14        2.67       4,226.8        0.34*    N/A              0.35*        10.24*         18.9
    (0.13)      10.92        7.12       3,529.8         0.31    N/A               0.31          2.12         17.3
    (0.11)      10.31        4.19       1,561.2        0.35*    N/A              0.38*        17.21*       0.0(f)
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(d) Commencement of operations--11/04/2004.
(e) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(f) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     METLIFE DEFENSIVE STRATEGY PORTFOLIO             ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $10.29       $0.49(a)      $(0.32)(a)    $  0.17
$(0.02)
       05/01/2005 to 12/31/2005 (b)                        9.82        0.17(a)        0.43 (a)       0.60
(0.11)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            10.29        0.47(a)       (0.33)(a)       0.14
--+
       12/31/2005                                          9.95        0.19(a)        0.26 (a)       0.45
(0.09)
       11/04/2004 to 12/31/2004 (c)                       10.00        0.42(a)       (0.29)(a)       0.13
(0.18)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------
     METLIFE GROWTH STRATEGY PORTFOLIO                ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $11.39       $0.74(a)      $(0.34)(a)    $  0.40
$(0.02)
       05/01/2005 to 12/31/2005 (b)                       10.19        0.90(a)        0.44 (a)       1.34
(0.12)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            11.40        0.65(a)       (0.29)(a)       0.36
--+
       12/31/2005                                         10.56        0.22(a)        0.74 (a)       0.96
(0.10)
       11/04/2004 to 12/31/2004 (c)                       10.00        0.19(a)        0.44 (a)       0.63
(0.07)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------
     METLIFE MODERATE STRATEGY PORTFOLIO              ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $10.57       $0.52(a)      $(0.28)(a)    $  0.24
$(0.02)
       05/01/2005 to 12/31/2005 (b)                        9.91        1.25(a)       (0.44)(a)       0.81
(0.13)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            10.57        0.51(a)       (0.30)(a)       0.21
--+
       12/31/2005                                         10.11        0.22(a)        0.37 (a)       0.59
(0.11)
       11/04/2004 to 12/31/2004 (c)                       10.00        0.36(a)       (0.11)(a)       0.25
(0.14)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------
     MFS(R) EMERGING MARKETS EQUITY PORTFOLIO         ------------ -------------- -------------- ----------
----------

       Class A
      05/1/2006 to 06/30/2006--(Unaudited) (d)           $10.00       $0.04(a)      $(1.30)(a)    $(1.26)    $
--
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

       Class B
      05/1/2006 to 06/30/2006--(Unaudited) (d)            10.00        0.04(a)       (1.31)(a)     (1.27)
--
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     METLIFE DEFENSIVE STRATEGY PORTFOLIO             ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.08)       $--
       05/01/2005 to 12/31/2005 (b)                       (0.02)        --
- ----------------------------------                    ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.08)        --
       12/31/2005                                         (0.02)        --
       11/04/2004 to 12/31/2004 (c)                           --        --
- ----------------------------------                    ------------- ---------
     METLIFE GROWTH STRATEGY PORTFOLIO                ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.08)       $--
       05/01/2005 to 12/31/2005 (b)                       (0.02)        --
- ----------------------------------                    ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.08)        --
       12/31/2005                                         (0.02)        --
       11/04/2004 to 12/31/2004 (c)                           --        --
- ----------------------------------                    ------------- ---------
     METLIFE MODERATE STRATEGY PORTFOLIO              ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.09)       $--
       05/01/2005 to 12/31/2005 (b)                       (0.02)        --
- ----------------------------------                    ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.09)        --
       12/31/2005                                         (0.02)        --
       11/04/2004 to 12/31/2004 (c)                           --        --
- ----------------------------------                    ------------- ---------
     MFS(R) EMERGING MARKETS EQUITY PORTFOLIO         ------------- ---------

       Class A
      05/1/2006 to 06/30/2006--(Unaudited) (d)           $    --       $--
- ----------------------------------                    ------------- ---------

       Class B
      05/1/2006 to 06/30/2006--(Unaudited) (d)                --        --
- ----------------------------------                    ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2005.
(c) Commencement of operations--11/04/2004.
(d) Commencement of operations--05/01/2006.
(e) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.10)     $10.36        1.65%     $     --      0.09%*        N/A         0.09%*         9.50%*        21.0%
    (0.13)      10.29         6.07           --       0.12*        N/A          0.12*          2.53*         36.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.08)      10.35         1.38        469.5       0.35*        N/A          0.39*          9.14*         21.0
    (0.11)      10.29         4.48        356.1        0.35        N/A           0.40           1.90         36.1
    (0.18)       9.95         1.34        129.8       0.35*        N/A          0.71*         26.11*       0.0(e)
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.10)     $11.69        3.43%     $    2.0      0.09%*        N/A         0.10%*        12.68%*        19.2%
    (0.14)      11.39        13.20          1.2       0.04*        N/A          0.04*         11.87*         15.1
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.08)      11.68         3.09      4,226.7       0.34*        N/A          0.34*         11.03*         19.2
    (0.12)      11.40         9.12      3,206.2        0.31        N/A           0.31           2.03         15.1
    (0.07)      10.56         6.30      1,379.4       0.35*        N/A          0.39*         11.59*       0.0(e)
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.11)     $10.70        2.21%     $    0.3      0.10%*        N/A         0.10%*         9.72%*        17.9%
    (0.15)      10.57         8.16          0.3       0.09*        N/A          0.09*         17.59*         22.6
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.09)      10.69         1.94      1,427.0       0.34*        N/A          0.34*          9.61*         17.9
    (0.13)      10.57         5.81      1,170.1        0.35        N/A           0.31           2.14         22.6
    (0.14)      10.11         2.55        500.3       0.35*        N/A          0.45*         22.53*       0.0(e)
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --     $ 8.74     (12.60)%     $  247.6      1.30%*        N/A         1.31%*         2.99%*        15.6%
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --       8.73      (12.70)          2.5       1.57*        N/A          1.63*          2.62*         15.6
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       MFS(R) RESEARCH INTERNATIONAL PORTFOLIO        ------------ -------------- -------------- ----------
----------

         Class A
         06/30/2006--(Unaudited)                         $13.00      $ 0.15 (a)     $ 1.22 (a)    $  1.37
$(0.27)
         12/31/2005                                       11.72        0.14 (a)       1.83 (a)       1.97
(0.07)
         12/31/2004                                        9.81        0.08 (a)       1.85 (a)       1.93
--
         12/31/2003                                        7.49        0.06 (a)       2.34 (a)       2.40
(0.08)
         12/31/2002                                        8.48        0.06 (a)      (1.04)(a)     (0.98)
(0.01)
         05/01/2001 to 12/31/2001 (b)                      9.55       (0.01)(a)      (1.04)(a)     (1.05)
(0.02)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

         Class B
         06/30/2006--(Unaudited)                          12.94        0.15 (a)       1.18 (a)       1.33
(0.24)
         12/31/2005                                       11.68        0.11 (a)       1.81 (a)       1.92
(0.04)
         12/31/2004                                        9.79        0.05 (a)       1.86 (a)       1.91
--
         12/31/2003                                        7.47        0.05 (a)       2.33 (a)       2.38
(0.06)
         12/31/2002                                        8.48        0.03 (a)      (1.03)(a)     (1.00)
(0.01)
         02/12/2001 to 12/31/2001 (c)                     10.00        0.01 (a)      (1.52)(a)     (1.51)
(0.01)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

         Class E
         06/30/2006--(Unaudited)                          12.96        0.17 (a)       1.18 (a)       1.35
(0.25)
         12/31/2005                                       11.70        0.13 (a)       1.81 (a)       1.94
(0.06)
         12/31/2004                                        9.80        0.07 (a)       1.85 (a)       1.92
--
         12/31/2003                                        7.48        0.05 (a)       2.34 (a)       2.39
(0.07)
         12/31/2002                                        8.48        0.03 (a)      (1.02)(a)     (0.99)
(0.01)
         10/31/2001 to 12/31/2001 (d)                      8.15       (0.01)(a)       0.35 (a)       0.34
(0.01)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
       MFS(R) VALUE PORTFOLIO                         ------------ -------------- -------------- ----------
----------

         Class A
         06/30/2006--(Unaudited)                         $12.44      $ 0.09 (a)     $ 0.69 (a)    $  0.78    $
--
         12/31/2005                                       12.32        0.17 (a)       0.63 (a)       0.80
(0.15)
         12/31/2004 ++                                    10.83            0.14           1.59       1.73
(0.14)
         12/31/2003 ++                                     8.80            0.13           2.04       2.17
(0.14)
         12/31/2002 ++                                    10.83            0.12         (1.53)     (1.41)
(0.21)
         12/31/2001 ++                                    10.89        0.11 (a)        -- +(a)       0.11
(0.08)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
       NEUBERGER BERMAN REAL ESTATE PORTFOLIO         ------------ -------------- -------------- ----------
----------

         Class A
         06/30/2006--(Unaudited)                         $14.15      $ 0.25 (a)     $ 1.98 (a)    $  2.23
$(0.19)
         12/31/2005                                       12.47        0.30 (a)       1.40 (a)       1.70
--
         05/01/2004 to 12/31/2004 (e)                     10.00        0.55 (a)       2.42 (a)       2.97
(0.22)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

         Class B
         06/30/2006--(Unaudited)                          14.11        0.22 (a)       1.99 (a)       2.21
(0.17)
         12/31/2005                                       12.47        0.26 (a)       1.40 (a)       1.66
--
         05/01/2004 to 12/31/2004 (e)                     10.00        0.26 (a)       2.69 (a)       2.95
(0.20)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

         Class E
         06/30/2006--(Unaudited)                          14.13        0.23 (a)       1.98 (a)       2.21
(0.18)
         12/31/2005                                       12.47        0.28 (a)       1.40 (a)       1.68
--
         05/01/2004 to 12/31/2004 (e)                     10.00        0.33 (a)       2.64 (a)       2.97
(0.22)
- ------------------------------                        ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
       MFS(R) RESEARCH INTERNATIONAL PORTFOLIO        ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(1.05)       $--
         12/31/2005                                       (0.62)        --
         12/31/2004                                       (0.02)        --
         12/31/2003                                           --        --
         12/31/2002                                           --        --
         05/01/2001 to 12/31/2001 (b)                         --        --
- ------------------------------                        ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (1.05)        --
         12/31/2005                                       (0.62)        --
         12/31/2004                                       (0.02)        --
         12/31/2003                                           --        --
         12/31/2002                                           --        --
         02/12/2001 to 12/31/2001 (c)                         --        --
- ------------------------------                        ------------- ---------

         Class E
         06/30/2006--(Unaudited)                          (1.05)        --
         12/31/2005                                       (0.62)        --
         12/31/2004                                       (0.02)        --
         12/31/2003                                           --        --
         12/31/2002                                           --        --
         10/31/2001 to 12/31/2001 (d)                         --        --
- ------------------------------                        ------------- ---------
       MFS(R) VALUE PORTFOLIO                         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.08)       $--
         12/31/2005                                       (0.53)        --
         12/31/2004 ++                                    (0.10)        --
         12/31/2003 ++                                        --        --
         12/31/2002 ++                                    (0.41)        --
         12/31/2001 ++                                    (0.09)        --
- ------------------------------                        ------------- ---------
       NEUBERGER BERMAN REAL ESTATE PORTFOLIO         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.92)       $--
         12/31/2005                                       (0.02)        --
         05/01/2004 to 12/31/2004 (e)                     (0.28)        --
- ------------------------------                        ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.92)        --
         12/31/2005                                       (0.02)        --
         05/01/2004 to 12/31/2004 (e)                     (0.28)        --
- ------------------------------                        ------------- ---------

         Class E
         06/30/2006--(Unaudited)                          (0.92)        --
         12/31/2005                                       (0.02)        --
         05/01/2004 to 12/31/2004 (e)                     (0.28)        --
- ------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(1.32)     $13.05      10.12%       $525.2       0.93%*     N/A             0.95%*        2.26%*        56.0%
    (0.69)      13.00       16.77        624.2         0.93     N/A            0.93(f)          1.18         84.5
    (0.02)      11.72       19.72        304.0         1.06     N/A               0.94          0.75         98.5
    (0.08)       9.81       32.20         67.3         1.09    1.09%              1.11          0.68         99.0
    (0.01)       7.49     (11.52)          9.4         1.00    1.00               1.86          0.73        114.1
    (0.02)       8.48     (11.04)          3.7        1.00*     N/A*             5.08*       (0.01)*        133.6
- ----------    --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.29)      12.98        9.89        527.3        1.18*     N/A              1.21*         2.24*         56.0
    (0.66)      12.94       16.42        443.5         1.19     N/A            1.19(f)          0.90         84.5
    (0.02)      11.68       19.56        396.0         1.32     N/A               1.18          0.47         98.5
    (0.06)       9.79       32.04        186.0         1.33    1.33%              1.39          0.56         99.0
    (0.01)       7.47     (11.80)         67.1         1.25    1.25               2.07          0.34        114.1
    (0.01)       8.48     (15.14)         14.7        1.25*     N/A*             5.33*         0.13*        133.6
- ----------    --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.30)      13.01       10.04         19.9        1.08*     N/A              1.11*         2.48*         56.0
    (0.68)      12.96       16.52         14.6         1.09     N/A            1.09(f)          1.07         84.5
    (0.02)      11.70       19.64         11.3         1.22     N/A            1.09(f)          0.72         98.5
    (0.07)       9.80       32.09          6.9         1.23    1.23%              1.28          0.59         99.0
    (0.01)       7.48     (11.65)          1.8         1.15    1.15               1.82          0.34        114.1
    (0.01)       8.48        4.22           --        1.15*     N/A*             5.23*       (1.02)*        133.6
- ----------    --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.08)     $13.14       6.23%       $ 80.2       0.99%*     N/A             1.02%*        1.41%*        18.9%
    (0.68)      12.44        6.44           79         0.99     N/A               1.00          1.36           23
    (0.24)      12.32       15.97           47         1.00     N/A               1.14          1.30           47
    (0.14)      10.83       24.61           40         1.00     N/A               1.08          1.44           57
    (0.62)       8.80     (13.14)           31         1.00     N/A               1.13          1.38           60
    (0.17)      10.83        1.00           32         1.00     N/A               1.11          1.01          123
- ----------    --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(1.11)     $15.27      16.14%       $461.5       0.68%*     N/A             0.71%*         3.30*        44.7%
    (0.02)      14.15       13.61        204.1         0.69     N/A               0.70          2.27         13.5
    (0.50)      12.47       29.73         77.1        0.84*     N/A              0.84*         6.76*         52.3
- ----------    --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.09)      15.23       16.02        443.1        0.93*     N/A              0.97*         2.90*         44.7
    (0.02)      14.11       13.29        316.4         0.94     N/A               0.95          2.00         13.5
    (0.48)      12.47       29.55        167.2        0.98*     N/A              0.98*         3.45*         52.3
- ----------    --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.10)      15.24       16.00         76.6        0.83*     N/A              0.87*         3.02*         44.7
    (0.02)      14.13       13.45         51.3         0.84     N/A               0.84          2.14         13.5
    (0.50)      12.47       29.69         20.9        0.91*     N/A              0.91*         4.19*         52.3
- ----------    --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2004.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                NET REALIZED/
DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM
NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS
INCOME     CAPITAL GAINS

     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       --------- -------------- -------------- ----------
---------- -------------

       Class A
       06/30/2006--(Unaudited)                         $ 8.69      $0.01(a)     $ (0.02)(a)    $(0.01)
$(0.03)      $(0.07)
       12/31/2005                                        8.36       0.03(a)        0.39 (a)       0.42
(0.01)       (0.08)
       12/31/2004                                        8.33       0.07(a)        0.47 (a)       0.54
(0.06)       (0.45)
       12/31/2003                                        6.47       0.01(a)        1.85 (a)       1.86
--           --
       01/02/2002 to 12/31/2002 (b)                      8.57       0.01(a)       (2.11)(a)     (2.10)
0.00+           --
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------

       Class B
       06/30/2006--(Unaudited)                           8.62         --(a)       (0.01)(a)     (0.01)
(0.01)       (0.07)
       12/31/2005                                        8.31       0.01(a)        0.38 (a)       0.39
--       (0.08)
       12/31/2004                                        8.29       0.06(a)        0.46 (a)       0.52
(0.05)       (0.45)
       12/31/2003                                        6.45            --        1.84 (a)       1.84
--           --
       12/31/2002                                        8.57           --+(a)    (2.12)(a)     (2.12)
0.00+           --
       02/12/2001 to 12/31/2001 (c)                     10.00           --+(a)    (1.43)(a)     (1.43)
--+           --
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------

       Class E
       06/30/2006--(Unaudited)                           8.68       0.01(a)       (0.02)(a)     (0.01)
(0.03)       (0.07)
       05/01/2005 to 12/31/2005 (d)                      7.97       0.01(a)        0.79 (a)       0.80
(0.01)       (0.08)
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         --------- -------------- -------------- ----------
---------- -------------

       Class A
       06/30/2006--(Unaudited)                         $10.78      $0.21(a)     $ (0.31)(a)    $(0.10)
$(0.43)      $(0.30)
       12/31/2005                                       10.64       0.31(a)       (0.15)(a)       0.16
--       (0.02)
       12/31/2004                                       10.29       0.16(a)        0.81 (a)       0.97
(0.11)       (0.51)
       05/01/2003 to 12/31/2003 (e)                     10.00       0.07(a)        0.47 (a)       0.54
(0.04)       (0.21)
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------

       Class B
       06/30/2006--(Unaudited)                          10.76       0.20(a)       (0.32)(a)     (0.12)
(0.39)       (0.30)
       12/31/2005                                       10.63       0.27(a)       (0.12)(a)       0.15
--       (0.02)
       12/31/2004                                       10.29       0.08(a)        0.84 (a)       0.92
(0.07)       (0.51)
       05/01/2003 to 12/31/2003 (e)                     10.00       0.07(a)        0.46 (a)       0.53
(0.03)       (0.21)
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)          9.92       0.07(a)       (0.04)(a)       0.03
--           --
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------
     PIMCO TOTAL RETURN PORTFOLIO                     --------- -------------- -------------- ----------
---------- -------------

       Class A
       06/30/2006--(Unaudited)                         $11.60      $0.24(a)     $ (0.28)(a)    $(0.04)
$(0.32)      $(0.01)
       12/31/2005                                       11.40       0.40(a)       (0.12)(a)       0.28
(0.01)       (0.07)
       12/31/2004                                       11.61       0.20(a)        0.40 (a)       0.60
(0.81)           --
       12/31/2003                                       11.34       0.28(a)        0.23 (a)       0.51
(0.13)       (0.11)
       12/31/2002                                       10.35       0.33(a)        0.66 (a)       0.99
--           --
       05/01/2001 to 12/31/2001 (g)                     10.03       0.27(a)        0.40 (a)       0.67
(0.20)       (0.15)
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------

       Class B
       06/30/2006--(Unaudited)                          11.50       0.22(a)       (0.28)(a)     (0.06)
(0.30)       (0.01)
       12/31/2005                                       11.32       0.37(a)       (0.12)(a)       0.25
--       (0.07)
       12/31/2004                                       11.54       0.19(a)        0.38 (a)       0.57
(0.79)           --
       12/31/2003                                       11.29       0.24(a)        0.25 (a)       0.49
(0.13)       (0.11)
       12/31/2002                                       10.33       0.31(a)        0.65 (a)       0.96
--           --
       02/12/2001 to 12/31/2001(c)                      10.00       0.32(a)        0.34 (a)       0.66
(0.18)       (0.15)
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------

       Class E
       06/30/2006--(Unaudited)                          11.53       0.23(a)       (0.28)(a)     (0.05)
(0.31)       (0.01)
       12/31/2005                                       11.34       0.39(a)       (0.13)(a)       0.26
--       (0.07)
       12/31/2004                                       11.56       0.21(a)        0.37 (a)       0.58
(0.80)           --
       12/31/2003                                       11.30       0.23(a)        0.27 (a)       0.50
(0.13)       (0.11)
       12/31/2002                                       10.33       0.33(a)        0.64 (a)       0.97
--           --
       10/31/2001 to 12/31/2001 (h)                     10.65       0.07(a)       (0.26)(a)     (0.19)
(0.09)       (0.04)
- --------------------------------                      --------- -------------- -------------- ----------
---------- -------------




                                                      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ---------

       Class A
       06/30/2006--(Unaudited)                           $--
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       01/02/2002 to 12/31/2002 (b)                       --
- --------------------------------                      ---------

       Class B
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       02/12/2001 to 12/31/2001 (c)                       --
- --------------------------------                      ---------

       Class E
       06/30/2006--(Unaudited)                            --
       05/01/2005 to 12/31/2005 (d)                       --
- --------------------------------                      ---------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ---------

       Class A
       06/30/2006--(Unaudited)                           $--
       12/31/2005                                         --
       12/31/2004                                         --
       05/01/2003 to 12/31/2003 (e)                       --
- --------------------------------                      ---------

       Class B
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       05/01/2003 to 12/31/2003 (e)                       --
- --------------------------------                      ---------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)           --
- --------------------------------                      ---------
     PIMCO TOTAL RETURN PORTFOLIO                     ---------

       Class A
       06/30/2006--(Unaudited)                           $--
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       05/01/2001 to 12/31/2001 (g)                       --
- --------------------------------                      ---------

       Class B
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       02/12/2001 to 12/31/2001(c)                        --
- --------------------------------                      ---------

       Class E
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       10/31/2001 to 12/31/2001 (h)                       --
- --------------------------------                      ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.10)     $ 8.58     (0.21)%      $  407.2      0.64%*         N/A         0.66%*       0.33%*          33.4%
    (0.09)       8.69        4.99         664.2        0.69         N/A        0.64(i)         0.42           72.4
    (0.51)       8.36        6.70         298.0        0.68         N/A        0.69(i)         0.90           65.3
        --       8.33       28.75           0.2        0.72        0.72%       0.75(i)         0.07           36.6
     0.00+       6.47     (24.47)           0.7        0.75         N/A           0.99         0.17           20.6
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.08)       8.53      (0.22)         514.5       0.90*         N/A          0.91*        0.06*           33.4
    (0.08)       8.62        4.71         501.8        0.94         N/A        0.89(i)         0.18           72.4
    (0.50)       8.31        6.40         634.6        0.95         N/A        0.91(i)         0.67           65.3
        --       8.29       28.53         551.0        0.99        0.99        0.98(i)       (0.03)           36.6
      0.00       6.45     (24.73)         122.4        1.00         N/A           1.22       (0.02)           20.6
        --       8.57     (14.27)          26.9       1.00*         N/A          3.21*        0.04*           29.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.10)       8.57      (0.23)           2.1       0.80*         N/A          0.81*        0.19*           33.4
    (0.09)       8.68       10.01           0.9       0.83*         N/A       0.80(i)*        0.15*           72.4
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.73)     $ 9.95     (0.85)%      $  784.5      0.55%*         N/A            N/A       4.07%*         479.6%
    (0.02)      10.78        1.48         585.8        0.55         N/A            N/A         2.85        1,228.7
    (0.62)      10.64        9.41         331.3        0.62         N/A            N/A         1.39        1,173.9
    (0.25)      10.29        5.47           1.1       0.70*         N/A          0.74%        0.72*          935.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.69)       9.95      (1.01)         372.9       0.80*         N/A            N/A        3.80*          479.6
    (0.02)      10.76        1.39         385.4        0.80         N/A            N/A         2.52        1,228.7
    (0.58)      10.63        8.99         502.3        0.81         N/A            N/A         0.73        1,173.9
    (0.24)      10.29        5.35         366.2       0.84*         N/A          0.84*        0.64*          935.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --       9.95        0.30           1.7       0.73*         N/A            N/A        3.94*          479.6
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.33)     $11.23     (0.34)%      $1,158.9      0.57%*         N/A         0.57%*       4.18%*         244.3%
    (0.08)      11.60        2.46         912.6        0.57         N/A           0.57         3.42          344.2
    (0.81)      11.40        5.25         578.0        0.57         N/A            N/A         1.69          416.0
    (0.24)      11.61        4.53         194.5        0.59         N/A        0.57(i)         2.43          547.1
        --      11.34        9.57         155.0        0.65         N/A        0.64(i)         3.06          474.4
    (0.35)      10.35        6.68          59.1       0.65*         N/A          1.15*        3.76*          346.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.31)      11.13      (0.57)       1,178.0       0.82*         N/A          0.82*        3.92*          244.3
    (0.07)      11.50        2.25       1,107.7        0.82         N/A           0.82         3.13          344.2
    (0.79)      11.32        4.98       1,028.5        0.81         N/A            N/A         1.66          416.0
    (0.24)      11.54        4.53         893.8        0.83         N/A        0.82(i)         2.07          547.1
        --      11.29        9.29         427.7        0.90         N/A        0.90(i)         2.85          474.4
    (0.33)      10.33        6.68          46.2       0.90*         N/A          1.40*        3.48*          346.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.32)      11.16      (0.50)         136.5       0.72*         N/A          0.72*        4.01*          244.3
    (0.07)      11.53        2.33         146.6        0.72         N/A           0.72         3.24          344.2
    (0.80)      11.34        5.06         146.6        0.71         N/A            N/A         1.76          416.0
    (0.24)      11.56        4.44         119.3        0.73         N/A        0.71(i)         2.02          547.1
        --      11.30        9.39          29.2        0.80         N/A        0.80(i)         3.00          474.4
    (0.13)      10.33      (1.81)           0.1       0.80*         N/A          1.30*        3.71*          346.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(d) Commencement of operations--05/01/2005.
(e) Commencement of operations--05/01/2003.
(f) Commencement of operations--05/01/2006.
(g) Commencement of operations--05/01/2001.
(h) Commencement of operations--10/31/2001.
(i) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     PIONEER FUND PORTFOLIO                           ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $12.75      $ 0.07 (a)     $ 0.50 (a)    $  0.57
$(0.14)
       12/31/2005                                         12.03        0.13 (a)       0.59 (a)       0.72
--
       12/31/2004 ++                                      10.92        0.11 (a)       1.11 (a)       1.22
(0.11)
       12/31/2003 ++                                       8.94        0.15 (a)       1.98 (a)       2.13
(0.15)
       12/31/2002 ++                                      13.87        0.32 (a)      (4.47)(a)     (4.15)
(0.78)
       12/31/2001 ++                                      19.22        0.37 (a)      (4.65)(a)     (4.28)
(0.30)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     PIONEER MID-CAP VALUE PORTFOLIO                  ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $10.78      $ 0.03 (a)     $ 0.13 (a)    $  0.16    $
--+
       05/01/2005 to 12/31/2005 (b)                       10.00        0.03 (a)       0.95 (a)       0.98
(0.02)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $15.51      $(0.02)(a)     $ 1.13 (a)    $  1.11
$(0.02)
       12/31/2005                                         14.13        0.04 (a)       1.38 (a)       1.42
(0.04)
       12/31/2004                                         11.92        0.04 (a)       2.17 (a)       2.21
--
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66
--
       12/31/2002                                         11.74          --+(a)      (2.47)(a)     (2.47)
(0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)
(0.02)
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                            15.36       (0.03)(a)       1.10 (a)       1.07
--
       12/31/2005                                         14.01        0.01 (a)       1.36 (a)       1.37
(0.02)
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17
--
       12/31/2003                                          9.23       (0.02)(a)       2.63 (a)       2.61
--
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)
(0.01)
       04/03/2001 to 12/31/2001 (c)                       12.25          --+(a)       1.35 (a)       1.35
(0.02)
- ------------------------------                        ------------ -------------- -------------- ----------
----------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  ------------ -------------- -------------- ----------
----------

       Class A
       06/30/2006--(Unaudited)                           $ 5.11      $(0.02)(a)     $(0.28)(a)    $(0.30)    $
--
       12/31/2005                                          4.62       (0.03)(a)       0.56 (a)       0.53
--
       12/31/2004                                          4.83       (0.02)(a)      (0.19)(a)     (0.21)
--
       12/31/2003                                          3.06       (0.04)(a)       1.81 (a)       1.77
--
       12/31/2002                                          6.18       (0.04)(a)      (3.08)(a)     (3.12)
--
       05/01/2001 to 12/31/2001 (d)                        8.06       (0.04)(a)      (1.84)(a)     (1.88)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class B
       06/30/2006--(Unaudited)                             5.05       (0.02)(a)      (0.28)(a)     (0.30)
--
       12/31/2005                                          4.58       (0.04)(a)       0.55 (a)       0.51
--
       12/31/2004                                          4.79       (0.02)(a)      (0.19)(a)     (0.21)
--
       12/31/2003                                          3.04       (0.05)(a)       1.80 (a)       1.75
--
       12/31/2002                                          6.16       (0.04)(a)      (3.08)(a)     (3.12)
--
       02/12/2001 to 12/31/2001 (e)                       10.00       (0.06)(a)      (3.78)(a)     (3.84)
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------

       Class E
       06/30/2006--(Unaudited)                             5.07       (0.02)(a)      (0.28)(a)     (0.30)
--
       12/31/2005                                          4.59       (0.04)(a)       0.56 (a)       0.52
--
       12/31/2004                                          4.80       (0.02)(a)      (0.19)(a)     (0.21)
--
       12/31/2003                                          3.05       (0.05)(a)       1.80 (a)       1.75
--
       12/31/2002                                          6.17       (0.03)(a)      (3.09)(a)     (3.12)
--
       10/31/2001 to 12/31/2001 (f)                        5.24       (0.01)(a)       0.94 (a)       0.93
--
- ------------------------------                        ------------ -------------- -------------- ----------
----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     PIONEER FUND PORTFOLIO                           ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                             --        --
       12/31/2004 ++                                          --        --
       12/31/2003 ++                                          --        --
       12/31/2002 ++                                          --        --
       12/31/2001 ++                                      (0.77)        --
- ------------------------------                        ------------- ---------
     PIONEER MID-CAP VALUE PORTFOLIO                  ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       05/01/2005 to 12/31/2005 (b)                       (0.18)        --
- ------------------------------                        ------------- ---------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(2.46)       $--
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       12/31/2001                                         (1.86)        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (2.46)        --
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       04/03/2001 to 12/31/2001 (c)                       (1.86)        --
- ------------------------------                        ------------- ---------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                         (0.04)        --
       12/31/2004                                            --+        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       05/01/2001 to 12/31/2001 (d)                           --        --
- ------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                         (0.04)        --
       12/31/2004                                            --+        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       02/12/2001 to 12/31/2001 (e)                           --        --
- ------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                         (0.04)        --
       12/31/2004                                            --+        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       10/31/2001 to 12/31/2001 (f)                           --        --
- ------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2005.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.14)     $13.18       4.43%       $ 37.5        1.16%*    N/A             1.31%*        1.03%*        15.7%
        --      12.75        5.99           46          1.01    N/A             1.01            1.03           16
    (0.11)      12.03       11.13           33       0.99(b)    N/A             1.12            0.98           19
    (0.15)      10.92       23.78           27          1.12    N/A             1.12            1.56           98
    (0.78)       8.94     (30.21)           22          0.90    N/A             0.90            2.88           25
    (1.07)      13.87     (23.00)           39          0.81    N/A             0.81            2.18           20
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --     $10.94       1.49%       $ 10.9        1.00%*    N/A             3.75%*        0.60%*        37.8%
    (0.20)      10.78        9.84          6.0         1.00*    N/A             3.08*          0.43*           44
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(2.48)     $14.14       6.52%       $ 36.5        1.36%*    N/A             1.36%*      (0.22)%*        41.0%
    (0.04)      15.51       10.08         39.5          1.22    N/A             1.22            0.29         88.3
        --      14.13       18.54         46.9          1.19    N/A              N/A            0.34         84.5
        --      11.92       28.73         50.0          1.25   1.25%             N/A            0.08        231.2
    (0.01)       9.26     (21.05)         47.1          1.20   1.20              N/A            0.01         77.6
    (1.88)      11.74      (8.42)         76.8          1.09    N/A              N/A            0.14         79.9
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (2.46)      13.97        6.32          7.2         1.62*    N/A             1.62*        (0.44)*         41.0
    (0.02)      15.36        9.79          5.3          1.47    N/A             1.47            0.05         88.3
        --      14.01       18.33          4.0          1.45    N/A              N/A            0.12         84.5
        --      11.84       28.28          2.9          1.50   1.50              N/A          (0.20)        231.2
    (0.01)       9.23     (21.19)          2.1          1.47   1.47              N/A          (0.23)         77.6
    (1.88)      11.72       10.61          0.9         1.40*    N/A              N/A         (0.10)*         79.9
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $    --     $ 4.81     (5.87)%       $140.4        1.06%*    N/A             1.06%*(g)   (0.66)%*       142.1%
    (0.04)       5.11       11.35        129.3          1.10    N/A             1.19          (0.69)        290.7
        --       4.62      (4.28)         81.8          0.96    N/A              N/A          (0.45)        173.0
        --       4.83       57.84         47.2          1.10   1.04%            1.26          (0.89)        313.0
        --       3.06     (50.49)         13.0          1.10   1.04             1.73          (0.90)        227.2
        --       6.18     (23.33)         16.1         1.10*    N/A             3.97*        (0.90)*        346.9
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --       4.75      (5.94)         84.6         1.32*    N/A             1.31*(g)     (0.92)*        142.1
    (0.04)       5.05       11.01         86.5          1.35    N/A             1.44          (0.95)        290.7
        --       4.58      (4.31)        100.2          1.21    N/A              N/A          (0.57)        173.0
        --       4.79       57.57         64.8          1.35   1.29             1.52          (1.14)        313.0
        --       3.04     (50.65)         15.2          1.35   1.27             1.96          (1.13)        227.2
        --       6.16     (38.40)          9.6         1.35*    N/A             4.21*        (1.01)*        346.9
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

        --       4.77      (5.92)         16.9         1.22*    N/A             1.21*(g)     (0.82)*        142.1
    (0.04)       5.07       11.21         18.6          1.25    N/A             1.34          (0.85)        290.7
        --       4.59      (4.30)         20.3          1.10    N/A              N/A          (0.55)        173.0
        --       4.80       57.88         15.5          1.25   1.22             1.37          (1.07)        313.0
        --       3.05     (50.57)          1.2          1.25   1.12             1.83          (0.97)        227.2
        --       6.17       17.75           --         1.25*    N/A             4.11*        (1.18)*        346.9
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--10/31/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/
DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM
NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT
INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       THIRD AVENUE SMALL CAP VALUE PORTFOLIO         ------------ -------------- -------------- ----------
----------

         Class A
         06/30/2006--(Unaudited)                         $16.61      $ 0.09 (a)     $ 0.91 (a)    $  1.00
$(0.11)
         12/31/2005                                       14.38        0.14 (a)       2.13 (a)       2.27
--
         12/31/2004                                       11.62        0.16 (a)       2.96 (a)       3.12
(0.08)
         12/31/2003                                        8.29        0.05 (a)       3.39 (a)       3.44
(0.04)
         05/01/2002 to 12/31/2002 (b)                     10.00        0.04 (a)      (1.72)(a)     (1.68)
(0.02)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

         Class B
         06/30/2006--(Unaudited)                          16.55        0.06 (a)       0.92 (a)       0.98
(0.08)
         12/31/2005                                       14.37        0.10 (a)       2.12 (a)       2.22
--
         12/31/2004                                       11.61        0.06 (a)       3.02 (a)       3.08
(0.04)
         12/31/2003                                        8.28        0.05 (a)       3.38 (a)       3.43
(0.03)
         05/01/2002 to 12/31/2002 (b)                     10.00        0.04 (a)      (1.73)(a)     (1.69)
(0.02)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------
       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO         ------------ -------------- -------------- ----------
----------

         Class A
         06/30/2006--(Unaudited)                         $ 8.49      $ 0.03 (a)     $ 0.08 (a)    $  0.11    $
--
         12/31/2005                                        7.55       (0.01)(a)       1.13 (a)       1.12
--
         12/31/2004                                        6.39       (0.03)(a)       1.19 (a)       1.16
--
         12/31/2003                                        4.66       (0.02)(a)       1.75 (a)       1.73
--
         12/31/2002                                        8.37       (0.02)(a)      (3.66)(a)     (3.68)
--
         05/01/2001 to 12/31/2001 (c)                      9.76       (0.02)(a)      (1.37)(a)     (1.39)
--
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

         Class B
         06/30/2006--(Unaudited)                           8.38        0.02 (a)       0.07 (a)       0.09
--
         12/31/2005                                        7.47       (0.03)(a)       1.12 (a)       1.09
--
         12/31/2004                                        6.34       (0.05)(a)       1.18 (a)       1.13
--
         12/31/2003                                        4.64       (0.04)(a)       1.74 (a)       1.70
--
         12/31/2002                                        8.34       (0.03)(a)      (3.64)(a)     (3.67)
--
         02/12/2001 to 12/31/2001 (d)                     10.00       (0.04)(a)      (1.62)(a)     (1.66)
--
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

         Class E
         06/30/2006--(Unaudited)                           8.42        0.03 (a)       0.07 (a)       0.10
--
         12/31/2005                                        7.50       (0.02)(a)       1.12 (a)       1.10
--
         12/31/2004                                        6.36       (0.04)(a)       1.18 (a)       1.14
--
         12/31/2003                                        4.65       (0.03)(a)       1.74 (a)       1.71
--
         12/31/2002                                        8.36       (0.02)(a)      (3.66)(a)     (3.68)
--
         10/31/2001 to 12/31/2001 (e)                      7.42       (0.01)(a)       0.95 (a)       0.94
--
- ----------------------------------                    ------------ -------------- -------------- ----------
----------
       TURNER MID-CAP GROWTH PORTFOLIO                ------------ -------------- -------------- ----------
----------

         Class A
         06/30/2006--(Unaudited)                         $12.13      $ 0.01 (a)     $ 0.50 (a)    $  0.51    $
--
         12/31/2005                                       11.23       (0.04)(a)       1.35 (a)       1.31
--
         05/01/2004 to 12/31/2004 (f)                     10.00       (0.03)(a)       1.26 (a)       1.23
--
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

         Class B
         06/30/2006--(Unaudited)                          12.09          -- (a)       0.49 (a)       0.49
--
         12/31/2005                                       11.22       (0.07)(a)       1.35 (a)       1.28
--
         05/01/2004 to 12/31/2004 (f)                     10.00       (0.05)(a)       1.27 (a)       1.22
--
- ----------------------------------                    ------------ -------------- -------------- ----------
----------
       VAN KAMPEN COMSTOCK PORTFOLIO                  ------------ -------------- -------------- ----------
----------

         Class A
         06/30/2006--(Unaudited)                         $10.40      $ 0.12 (a)     $ 0.27 (a)    $  0.39    $
--+
         05/01/2005 to 12/31/2005 (g)                     10.00        0.14 (a)       0.45 (a)       0.59
(0.11)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

         Class B
         06/30/2006--(Unaudited)                          10.39        0.10 (a)       0.28 (a)       0.38
--+
         05/01/2005 to 12/31/2005 (g)                     10.00        0.12 (a)       0.46 (a)       0.58
(0.11)
- ----------------------------------                    ------------ -------------- -------------- ----------
----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
       THIRD AVENUE SMALL CAP VALUE PORTFOLIO         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(1.18)       $--
         12/31/2005                                       (0.04)        --
         12/31/2004                                       (0.28)        --
         12/31/2003                                       (0.07)        --
         05/01/2002 to 12/31/2002 (b)                     (0.01)        --
- ----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (1.18)        --
         12/31/2005                                       (0.04)        --
         12/31/2004                                       (0.28)        --
         12/31/2003                                       (0.07)        --
         05/01/2002 to 12/31/2002 (b)                     (0.01)        --
- ----------------------------------                    ------------- ---------
       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.29)       $--
         12/31/2005                                       (0.18)        --
         12/31/2004                                           --        --
         12/31/2003                                           --        --
         12/31/2002                                       (0.03)        --
         05/01/2001 to 12/31/2001 (c)                         --        --
- ----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.29)        --
         12/31/2005                                       (0.18)        --
         12/31/2004                                           --        --
         12/31/2003                                           --        --
         12/31/2002                                       (0.03)        --
         02/12/2001 to 12/31/2001 (d)                         --        --
- ----------------------------------                    ------------- ---------

         Class E
         06/30/2006--(Unaudited)                          (0.29)        --
         12/31/2005                                       (0.18)        --
         12/31/2004                                           --        --
         12/31/2003                                           --        --
         12/31/2002                                       (0.03)        --
         10/31/2001 to 12/31/2001 (e)                         --        --
- ----------------------------------                    ------------- ---------
       TURNER MID-CAP GROWTH PORTFOLIO                ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.15)       $--
         12/31/2005                                       (0.41)        --
         05/01/2004 to 12/31/2004 (f)                         --        --
- ----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.15)        --
         12/31/2005                                       (0.41)        --
         05/01/2004 to 12/31/2004 (f)                         --        --
- ----------------------------------                    ------------- ---------
       VAN KAMPEN COMSTOCK PORTFOLIO                  ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.13)       $--
         05/01/2005 to 12/31/2005 (g)                     (0.08)        --
- ----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.13)        --
         05/01/2005 to 12/31/2005 (g)                     (0.08)        --
- ----------------------------------                    ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2002.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER
RATE
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(1.29)     $16.32       5.80%       $711.5       0.80%*         N/A         0.80%*        1.01%*         9.4%
    (0.04)      16.61       15.82        476.8         0.81         N/A         0.81            0.94         19.6
    (0.36)      14.38       26.81        206.3         0.87         N/A          N/A            1.12         11.3
    (0.11)      11.62       41.52          6.2         0.93         N/A         0.92(h)         0.54         14.6
    (0.03)       8.29     (16.78)          4.2        0.95*         N/A         2.07*          0.75*          8.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (1.26)      16.27        5.66        498.9        1.05*         N/A         1.05*          0.70*          9.4
    (0.04)      16.55       15.48        442.4         1.05         N/A         1.05            0.64         19.6
    (0.32)      14.37       26.50        435.5         1.07         N/A          N/A            0.46         11.3
    (0.10)      11.61       41.41        307.9         1.18         N/A         1.13(h)         0.49         14.6
    (0.03)       8.28     (16.90)         33.4        1.20*         N/A         1.69*          0.80*          8.0
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.29)     $ 8.31       1.09%       $329.3       0.80%*         N/A         0.81%*        0.73%*        16.5%
    (0.18)       8.49       14.87        258.6         0.80         N/A         0.81          (0.08)         23.0
        --       7.55       18.15        145.7         0.90         N/A         0.83(h)       (0.41)         51.7
        --       6.39       37.12         34.8         0.91        0.83%        0.92(h)       (0.37)         56.5
    (0.03)       4.66     (44.00)         16.0         0.80        0.73         1.10          (0.34)        157.2
        --       8.37     (14.24)         13.5        0.80*        N/A*         2.35*        (0.35)*         86.3
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.29)       8.18        0.86        451.9        1.05*         N/A         1.06%*         0.50*         16.5
    (0.18)       8.38       14.63        422.6         1.05         N/A         1.06          (0.34)         23.0
        --       7.47       17.82        345.0         1.16         N/A         1.07(h)       (0.69)         51.7
        --       6.34       36.64        307.7         1.18        1.12         1.16(h)       (0.64)         56.5
    (0.03)       4.64     (44.04)         62.6         1.05        0.96         1.41          (0.54)        157.2
        --       8.34     (16.60)         23.4        1.05*         N/A*        2.60*        (0.53)*         86.3
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.29)       8.23        0.98         27.5        0.95*         N/A         0.96%*         0.59*         16.5
    (0.18)       8.42       14.70         25.4         0.95         N/A         0.96          (0.24)         23.0
        --       7.50       17.92         21.5         1.05         N/A         0.97(h)       (0.57)         51.7
        --       6.36       36.77         10.8         1.08        1.01         1.06(h)       (0.54)         56.5
    (0.03)       4.65     (44.05)          2.1         0.95        0.84         1.34          (0.38)        157.2
        --       8.36       12.67           --        0.95*         N/A*        2.49*        (0.70)*         86.3
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.15)     $12.49       4.13%       $211.4       0.88%*         N/A         0.91%*        0.23%*        81.5%
    (0.41)      12.13       11.61        168.7         0.85         N/A         0.85          (0.30)        156.4
        --      11.23       12.30         76.5        0.91*         N/A         0.91*        (0.42)*        101.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.15)      12.43        4.07         67.9        1.13*         N/A         1.16*        (0.04)*         81.5
    (0.41)      12.09       11.36         56.9         1.10         N/A         1.10          (0.58)        156.4
        --      11.22       12.20         79.7        1.10*         N/A         1.10*        (0.72)*        101.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------
- ------------- --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

   $(0.13)     $10.66       3.78%       $966.6       0.68%*         N/A         0.68%*        2.18%*        15.3%
    (0.19)      10.40        5.93        880.4        0.68*         N/A         0.68*          2.02*         75.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

    (0.13)      10.64        3.68        108.3        0.93*         N/A         0.93*          1.93*         15.3
    (0.19)      10.39        5.75         58.8        0.93*         N/A         0.93*          1.71*         75.7
- ---------     --------- ------------ ------------- ----------- ------------ ------------- -------------
-------------

(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--05/01/2004.
(g) Commencement of operations--05/01/2005.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios, fifteen of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Janus Capital Appreciation Portfolio, Legg Mason Value Equity Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio. As of June 30, 2006, the forty-one Portfolios included in this report are as follows:

 Met/AIM Small Cap Growth Portfolio,    Lord Abbett Mid-Cap Value Portfolio,
 Batterymarch Growth and Income         Mercury Large-Cap Core Portfolio
   Portfolio (commenced                 (formerly a series of TST--
   operations 5/1/2006), (formerly The    Mercury Large-Cap Core Portfolio),
   Travelers Growth and Income Stock    MetLife Aggressive Strategy Portfolio,
   Account for Variable Annuities)      MetLife Balanced Strategy Portfolio,
 Batterymarch Mid-Cap Stock Portfolio   MetLife Defensive Strategy Portfolio,
   (formerly a series of The Travelers  MetLife Growth Strategy Portfolio,
   Series Trust ("TST")--Disciplined    MetLife Moderate Strategy Portfolio,
   Mid Cap Stock Portfolio),            MFS(R) Emerging Markets Equity
 Dreman Small-Cap Value Portfolio       Portfolio (commenced
   (formerly a series of TST--Style       operations 5/1/2006),
   Focus Series: Small Cap Value        MFS(R) Research International
   Portfolio),                          Portfolio,
 Federated High Yield Portfolio         MFS(R) Value Portfolio (formerly a
   (formerly a series of                series of TST--MFS(R) Value
   TST--Federated High Yield            Portfolio),
   Portfolio),                          Neuberger Berman Real Estate
 Cyclical Growth ETF Portfolio,         Portfolio,
 Cyclical Growth and Income ETF         Oppenheimer Capital Appreciation
   Portfolio,                           Portfolio,
 Goldman Sachs Mid-Cap Value Portfolio, PIMCO Inflation Protected Bond
 Harris Oakmark International           Portfolio,
   Portfolio,                           PIMCO Total Return Portfolio, Pioneer
 Janus Aggressive Growth Portfolio,     Fund Portfolio (formerly a series of
 Janus Capital Appreciation Portfolio   TST--Pioneer Fund
   (formerly Capital                      Portfolio),
   Appreciation Fund),                  Pioneer Mid-Cap Value Portfolio
 Lazard Mid-Cap Portfolio,              (formerly a series of TST--Pioneer
 Legg Mason Partners Managed Assets       Mid-Cap Value Portfolio),
   Portfolio (formerly Managed          Met/Putnam Capital Opportunities
   Assets Trust),                       Portfolio,
 Legg Mason Value Equity Portfolio,     RCM Global Technology Portfolio,
 Loomis Sayles Global Markets           Third Avenue Small Cap Value
   Portfolio (commenced                 Portfolio,
   operations 5/1/2006),                T. Rowe Price Mid-Cap Growth
 Lord Abbett America's Value Portfolio, Portfolio,
 Lord Abbett Bond Debenture Portfolio,  Turner Mid-Cap Growth Portfolio, and
 Lord Abbett Growth and Income          Van Kampen Comstock Portfolio.
   Portfolio,
 Lord Abbett Growth Opportunities
   Portfolio,

Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio (formerly each a series of TST--AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, respectively) are not shown and have a fiscal year end of October 31. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by various affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios except Batterymarch Growth and Income, Batterymarch Mid-Cap Stock, Dreman Small-Cap Value, Federated High Yield, Janus Capital Appreciation, Legg Mason Partners Managed Assets, Mercury Large-Cap Core, MFS(R) Value, Pioneer Fund, and Pioneer Mid-Cap Value Portfolios. Class E Shares are offered by the Met/AIM Small Cap Growth, Cyclical Growth ETF, Cyclical Growth and Income ETF, Harris Oakmark International, Janus Aggressive Growth, Lazard Mid-Cap, Legg Mason Value Equity, Lord Abbett Bond Debenture, MFS(R) Research International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                     Expiring   Expiring    Expiring    Expiring     Expiring    Expiring
Expiring
Portfolio                 Total     12/31/2007 12/31/2008  12/31/2009  12/31/2010   12/31/2011  12/31/2012
12/31/2013
- ---------              ------------ ---------- ----------- ----------- ----------- ------------ -----------
-----------

Federated High Yield
  Portfolio            $ 13,291,427 $       -- $        -- $ 4,648,588 $ 6,217,956 $  1,599,086 $        -- $
825,797

Harris Oakmark
  International
  Portfolio              14,881,941         --          --          --   7,425,827    7,456,114
--          --

Janus Aggressive
  Growth Portfolio/1/     4,200,644         --          --   3,018,263   1,182,381           --
--          --

Janus Capital
  Appreciation
  Portfolio             297,909,481         --          --  66,292,199  74,123,366  104,924,615
52,569,301          --

Lord Abbett Bond
  Debenture
  Portfolio/2/           14,747,966  7,709,423   4,311,256          --   2,727,287           --
--          --

Lord Abbett Growth
  and Income
  Portfolio/3/           51,459,419         --  13,596,178  28,690,142   9,173,099           --
--          --

Lord Abbett Growth
  Opportunities
  Portfolio/4/           11,576,401         --       3,616   1,332,584   4,499,968    5,740,233
--          --

Mercury Large-Cap
  Core Portfolio         63,229,519         --          --  24,394,135  38,835,384           --
--          --

MFS(R) Research
  International
  Portfolio/5/           32,093,343         --  14,021,535  11,694,451   6,377,357           --
--          --

Oppenheimer Capital
  Appreciation
  Portfolio/6/              967,934         --          --          --     967,934           --
--          --

PIMCO Total Return
  Portfolio              10,972,894         --          --          --          --           --          --
10,972,894

Pioneer Fund Portfolio   13,217,771         --          --          --  11,933,489    1,284,282
--          --

RCM Global
  Technology
  Portfolio               7,390,624         --          --          --          --           --          --
7,390,624

/1 /Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003, which are subject to an annual limitation of $1,021,923.
/2 /Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002, which are subject to an annual limitation of $3,688,483.
/3 /Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003, which are subject to an annual limitation of $5,221,647.
/4 /Lord Abbett Growth Opportunities acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003, which are subject to an annual limitation of $771,861.
/5 /MFS(R) Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003, which are subject to an annual limitation of $2,138,073.
/6 /Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004, which are subject to a limitation of $547,359.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Small Cap Growth, Dreman Small-Cap Value, Federated High Yield, Goldman Sachs Mid-Cap Value, Harris Oakmark International, Janus Aggressive Growth, Janus Capital Appreciation, Lazard Mid-Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett America's Value, Mercury Large-Cap Core, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Mid-Cap Value, Met/Putnam Capital Opportunities, RCM Global Technology, Third Avenue Small Cap Value and T. Rowe Price Mid-Cap Growth Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

I. SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Small Cap Growth, Federated High Yield, Janus Aggressive Growth, Janus Capital Appreciation, Lazard Mid-Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett America's Value, Mercury Large-Cap Core, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Mid-Cap Value, Met/Putnam Capital Opportunities, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Janus Aggressive Growth, Janus Capital Appreciation, PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Met/AIM Small Cap Growth, Federated High Yield, Janus Capital Appreciation, Loomis Sayles Global Markets, Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Lord Abbett Mid-Cap Value, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Fund, Pioneer Mid-Cap Value, and RCM Global Technology Portfolios may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment advisers in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Janus Aggressive Growth, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, and PIMCO Total Return Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - All Portfolios except Goldman Sachs Mid-Cap Value, Harris Oakmark International, Met/Putnam Capital Opportunities, Mercury Large-Cap Core, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, and Van Kampen Comstock Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

Q. MORTGAGE DOLLAR ROLLS - PIMCO Total Return Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the period ended June 30, 2006 was approximately $625,597,441 for the PIMCO Total Return Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Batterymarch Financial Management, Inc., CAM North America LLC, Dreman Value Management LLC, Federated Investment Management Company, Gallatin Asset Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lazard Asset Management LLC, Legg Mason Capital Management, Inc., Loomis, Sayles & Company, L.P., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Merrill Lynch Investment Managers, L.P., Morgan Stanley Investment Management, Inc.,
Neuberger Berman Management, Inc., OppenheimerFunds Inc., Pacific Investment Management Company LLC, Pioneer Investment Management, Inc., Putnam Investment Management LLC, RCM Capital Management LLC, Third Avenue Management LLC, T.
Rowe Price Associates, Inc., Turner Investment Partners, Inc. and Western Asset Management Company, (each an "Adviser", collectively the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five MetLife Strategy Portfolios are managed by the Manager.

Subject to the supervision and direction of the Board, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                           earned by Manager
                                          For the period ended
Portfolio                                    June 30, 2006     % per annum Average Daily Assets
- ---------                                 -------------------- ----------- --------------------

Met/AIM Small Cap Growth Portfolio             $2,529,291          0.90%   First $500 Million

                                                                   0.85%   Over $500 Million

Batterymarch Growth and Income Portfolio*         511,599          0.65%   First $500 Million

                                                                   0.55%   $500 Million to $1 Billion

                                                                   0.50%   $1 Billion to $1.5 Billion

                                                                   0.45%   $1.5 Billion to $2 Billion

                                                                   0.40%   Over $2 Billion

Batterymarch Mid-Cap Stock Portfolio              717,601          0.70%   All

Dreman Small-Cap Value Portfolio                   63,693         0.825%   First $50 Million

                                                                   0.80%   $50 Million to $100 Million

                                                                  0.775%   $100 Million to $500 Million

                                                                   0.75%   $500 Million to $1 Billion

                                                                  0.725%   Over $1 Billion

Federated High Yield Portfolio                    254,942          0.60%   First $150 Million

                                                                   0.55%   $150 Million to $250 Million

                                                                   0.50%   Over $250 Million

Cyclical Growth ETF Portfolio                     390,969          0.45%   First $300 Million

                                                                   0.43%   $300 Million to $600 Million

                                                                   0.40%   Over $600 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                               Management Fees
                                              earned by Manager
                                             For the period ended
Portfolio                                       June 30, 2006     % per annum Average Daily Assets
- ---------                                    -------------------- ----------- --------------------

Cyclical Growth and Income ETF Portfolio          $  347,149          0.45%   First $300 Million

                                                                      0.43%   $300 Million to $600 Million

                                                                      0.40%   Over $600 Million

Goldman Sachs Mid-Cap Value Portfolio              1,557,199          0.75%   First $200 Million

                                                                      0.70%   Over $200 Million

Harris Oakmark International Portfolio             6,015,074          0.85%   First $100 Million

                                                                      0.80%   $100 Million to $1 Billion

                                                                      0.75%   Over $1 Billion

Janus Aggressive Growth Portfolio                  2,682,353          0.75%   First $25 Million

                                                                      0.70%   $25 Million to $250 Million

                                                                      0.65%   $250 Million to $1 Billion

                                                                      0.55%   Over $1 Billion

Janus Capital Appreciation Portfolio               3,484,706          0.65%   First $1 Billion

                                                                      0.60%   Over $1 Billion

Lazard Mid-Cap Portfolio                           1,279,769          0.70%   First $500 Million

                                                                     0.675%   $500 Million to $1 Billion

                                                                      0.60%   Over $1 Billion

Legg Mason Partners Managed Assets Portfolio         680,698          0.50%   All

Legg Mason Value Equity Portfolio                    875,867          0.70%   First $350 Million

                                                                              On the date that such assets reach
                                                                              $350 Million and each subsequent
                                                                              day thereafter, whether or not such
                                                                              assets are above or below $350
                                                                              Million

                                                                      0.65%   First $200 Million

                                                                      0.63%   Over $200 Million

Loomis Sayles Global Markets Portfolio*              419,481          0.70%   First $500 Million

                                                                      0.65%   $500 Million to $1 Billion

                                                                      0.60%   Over $1 Billion

Lord Abbett America's Value Portfolio                253,337          0.65%   First $500 Million

                                                                      0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio               4,163,588          0.60%   First $250 Million

                                                                      0.55%   $250 Million to $500 Million

                                                                      0.50%   $500 Million to $1 Billion

                                                                      0.45%   Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2006     % per annum Average Daily Assets
- ---------                                  -------------------- ----------- --------------------

Lord Abbett Growth and Income Portfolio         $8,206,656          0.60%   First $600 Million

                                                                    0.55%   $600 Million to $1.1 Billion

                                                                    0.50%   $1.1 Billion to $1.5 Billion

                                                                    0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio         237,152          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio              1,175,956          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

Mercury Large-Cap Core Portfolio                   512,207         0.775%   First $250 Million

                                                                    0.75%   $250 Million to $500 Million

                                                                   0.725%   $500 Million to $1 Billion

                                                                    0.70%   $1 Billion to $2 Billion

                                                                    0.65%   Over $2 Billion

MetLife Aggressive Strategy Portfolio              334,953          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Balanced Strategy Portfolio              1,766,013          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Defensive Strategy Portfolio               196,196          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Growth Strategy Portfolio                1,615,401          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Moderate Strategy Portfolio                522,718          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MFS(R) Emerging Markets Equity Portfolio*          389,642          1.05%   First $250 Million

                                                                    1.00%   $250 Million to $500 Million

                                                                    0.85%   $500 Million to $1 Billion

                                                                    0.75%   Over $1 Billion

MFS(R) Research International Portfolio          4,134,940          0.80%   First $200 Million

                                                                    0.75%   $200 Million to $500 Million

                                                                    0.70%   $500 Million to $1 Billion

                                                                    0.65%   Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2006     % per annum Average Daily Assets
- ---------                                  -------------------- ----------- --------------------

MFS(R) Value Portfolio                          $  288,349         0.725%   First $250 Million

                                                                   0.675%   $250 Million to $1.25 Billion

                                                                    0.60%   $1.25 Billion to $1.5 Billion

                                                                    0.50%   Over $1.5 Billion

Neuberger Berman Real Estate Portfolio           2,418,032          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $750 Million

                                                                    0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio       3,273,989          0.65%   First $150 Million

                                                                   0.625%   $150 Million to $300 Million

                                                                    0.60%   $300 Million to $500 Million

                                                                    0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio         2,622,501          0.50%   All

PIMCO Total Return Portfolio                     5,737,274          0.50%   All

Pioneer Fund Portfolio                             167,363          0.75%   First $250 Million

                                                                    0.70%   $250 Million to $500 Million

                                                                   0.675%   $500 Million to $1 Billion

                                                                    0.65%   $1 Billion to $2 Billion

                                                                    0.60%   Over $2 Billion

Pioneer Mid-Cap Value Portfolio                     30,478          0.75%   First $250 Million

                                                                    0.70%   $250 Million to $500 Million

                                                                   0.675%   $500 Million to $1 Billion

                                                                    0.65%   $1 Billion to $2 Billion

                                                                    0.60%   Over $2 Billion

Met/Putnam Capital Opportunities Portfolio         192,497          0.85%   First $200 Million

                                                                    0.80%   Over $200 Million

RCM Global Technology Portfolio                  1,122,948          0.90%   First $500 Million

                                                                    0.85%   Over $500 Million

Third Avenue Small Cap Value Portfolio           3,885,644          0.75%   First $1 Billion

                                                                    0.70%   Over $1 Billion

T. Rowe Price Mid-Cap Growth Portfolio           2,879,493          0.75%   All

Turner Mid-Cap Growth Portfolio                  1,015,437          0.80%   First $300 Million

                                                                    0.70%   Over $300 Million

Van Kampen Comstock Portfolio                    3,196,152          0.65%   First $500 Million

                                                                    0.60%   $500 Million to $1 Billion

                                                                   0.525%   Over $1 Billion

* For the period from 05/1/2006 (Commencement of operations) through 06/30/2006.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio of the Trust except the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, PIMCO Total Return, and Met/Putnam Capital Opportunities Portfolios. The Expense Limitation Agreement shall continue in effect with respect to each Portfolio except the Batterymarch Growth and Income Portfolio until April 30, 2007. The expense limitation for the Batterymarch Growth and Income Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                              Expenses Deferred in
- -
----------------------------------------------------
                                                                2001     2002     2003    2004     2005     2006
- -                                      Maximum Expense Ratio  -------- -------- -------- ------- --------
--------
                                       under current Expense               Subject to repayment until
                                       Limitation Agreement                       December 31,
- -                                     ---------------------
----------------------------------------------------
Portfolio                             Class A Class B Class E   2006     2007     2008    2009     2010     2011
- ---------                             ------- ------- ------- -------- -------- -------- ------- --------
--------

Met/AIM Small Cap Growth Portfolio     1.05%   1.30%   1.20%  $     -- $     -- $     -- $    -- $     -- $     --

Batterymarch Growth and Income
  Portfolio***                         0.65%   0.90%   0.80%       N/A      N/A      N/A     N/A      N/A   61,824

Batterymarch Mid-Cap Stock
  Portfolio                            0.95%   1.20%*  1.10%*      N/A      N/A      N/A     N/A      N/A    1,833

Dreman Small-Cap Value Portfolio       1.10%   1.35%*  1.25%*      N/A      N/A      N/A     N/A      N/A   29,208

Federated High Yield Portfolio         0.95%   1.20%*  1.10%*      N/A      N/A      N/A     N/A      N/A    6,722

Cyclical Growth ETF Portfolio          0.55%   0.80%   0.70%       N/A      N/A      N/A     N/A   32,115       --

Cyclical Growth and Income ETF
  Portfolio                            0.55%   0.80%   0.70%       N/A      N/A      N/A     N/A   32,599       --

Goldman Sachs Mid-Cap Value
  Portfolio                            0.95%   1.20%   1.10%*      N/A      N/A      N/A      --       --       --

Harris Oakmark International
  Portfolio                            1.10%   1.35%   1.25%        --       --       --      --       --       --

Janus Aggressive Growth Portfolio      0.90%   1.15%   1.05%        --       --       --      --       --       --

Janus Capital Appreciation Portfolio   1.25%   1.50%*  1.40%*      N/A      N/A      N/A     N/A      N/A       --

Lazard Mid-Cap Portfolio               0.95%   1.20%   1.10%        --       --       --      --       --       --

Legg Mason Partners Managed Assets
  Portfolio                            1.25%   1.50%*  1.40%*      N/A      N/A      N/A     N/A      N/A       --

Legg Mason Value Equity Portfolio      0.80%   1.05%   0.95%       N/A      N/A      N/A     N/A   47,680   54,020

Loomis Sayles Global Markets
  Portfolio                            0.90%   1.15%   1.05%*      N/A      N/A      N/A     N/A      N/A       --

Lord Abbett America's Value Portfolio  0.85%*  1.10%   1.00%*       --       --   76,985  98,677   40,862   18,534

Lord Abbett Developing Growth
  Portfolio**                           N/A     N/A     N/A     84,349  119,049   54,030      --       --       --

Lord Abbett Growth Opportunities
  Portfolio                            0.90%   1.15%   1.05%*  175,679  124,154  102,238  29,476   33,406   50,909

Mercury Large-Cap Core Portfolio       1.00%   1.25%*  1.15%*      N/A      N/A      N/A     N/A      N/A   10,662

MetLife Aggressive Strategy Portfolio  0.10%   0.35%   0.25%*      N/A      N/A      N/A  32,989  122,410   50,308

MetLife Balanced Strategy Portfolio    0.10%   0.35%   0.25%*      N/A      N/A      N/A  32,988   47,538  166,290

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                                           Expenses Deferred in
- -                                                                  ------------------------------------
                                                                   2001 2002 2003  2004   2005    2006
- -                                           Maximum Expense Ratio  ---- ---- ---- ------ ------- ------
                                            under current Expense       Subject to repayment until
                                            Limitation Agreement               December 31,
- -                                          ---------------------   ------------------------------------
Portfolio                                  Class A Class B Class E 2006 2007 2008  2009   2010    2011
- ---------                                  ------- ------- ------- ---- ---- ---- ------ ------- ------

MetLife Defensive Strategy Portfolio        0.10%   0.35%   0.25%* N/A  N/A  N/A  32,988 130,573 81,577

MetLife Growth Strategy Portfolio           0.10%   0.35%   0.25%* N/A  N/A  N/A  32,988  47,117 98,229

MetLife Moderate Strategy Portfolio         0.10%   0.35%   0.25%* N/A  N/A  N/A  32,988  45,545     --

MFS(R) Emerging Markets Equity Portfolio    1.30%   1.55%   1.45%* N/A  N/A  N/A     N/A     N/A  4,302

MFS(R) Research International Portfolio     1.00%   1.25%   1.15%   --   --   --      --      --     --

MFS(R) Value Portfolio                      1.00%   1.25%*  1.15%* N/A  N/A  N/A     N/A     N/A 14,252

Neuberger Berman Real Estate Portfolio      0.90%   1.15%   1.05%  N/A  N/A  N/A      --      --     --

Oppenheimer Capital Appreciation Portfolio  0.75%   1.00%   0.90%   --   --   --      --      --     --

PIMCO Inflation Protected Bond Portfolio    0.65%   0.90%   0.80%   --   --   --      --      --     --

Pioneer Fund Portfolio                      1.00%   1.25%*  1.15%* N/A  N/A  N/A     N/A     N/A 34,087

Pioneer Mid-Cap Value Portfolio             1.00%   1.25%*  1.15%* N/A  N/A  N/A     N/A     N/A 39,921

RCM Global Technology Portfolio             1.10%   1.35%   1.25%   --   --   --      --      --     --

Third Avenue Small Cap Value Portfolio      0.95%   1.20%   1.10%*  --   --   --      --      --     --

T. Rowe Price Mid-Cap Growth Portfolio      0.90%   1.15%   1.05%   --   --   --      --      --     --

Turner Mid-Cap Growth Portfolio             0.95%   1.20%   1.10%* N/A  N/A  N/A     N/A     N/A     --

Van Kampen Comstock Portfolio               0.80%   1.05%   0.95%* N/A  N/A  N/A     N/A      --     --

* Class not offered June 30, 2006.
** Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Lord Abbett Growth Opportunities Portfolio.
*** Expense limitation for Class A, on a permanent basis, is 0.65% on first $500 million of assets, 0.55% on next $500 million of assets, 0.50% on next $500 million of assets, 0.45% on next $500 million of assets, and 0.40% on assets over $2 billion.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the period January 1 through June 30, 2006:


                 Goldman Sachs Mid-Cap Value Portfolio $    876

                 RCM Global Technology Portfolio        108,060

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Certain Portfolios' (detailed below) maximum expense ratios changed as follows:

                                                  Maximum Expense Ratio
                                                   under prior Expense
                                                  Limitation Agreement
                                                 ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Cyclical Growth ETF Portfolio             0.55%   0.80%   0.70%

        Cyclical Growth and Income ETF Portfolio  0.55%   0.80%   0.70%

Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MSF in the aggregate and
(iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period January 1 through June 30, 2006 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,5000,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended June 30, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

Effective May 1, 2006, when the total of all the subadvised assets with AIM Capital Management, Inc. ("AIM"), which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, equal or exceed $750 million the Met/AIM Capital Appreciation Portfolio's advisory fee will be reduced by .025 basis points at the point in the scale. And when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, exceed $1.5 billion the Met/AIM Capital Appreciation Portfolio's advisory fee reduction will increase to a total of 0.05 basis points.

Effective July 1, 2005, when the average monthly net assets of the Oppenheimer Capital Appreciation Portfolio are in excess of $1 billion, a discount to the total fees for that Portfolio for that month of 2.5% will apply. Such fee shall be accrued daily and paid monthly by the tenth business day following the end of the month in which such fee is accrued. If OppenheimerFunds, Inc. ("Oppenheimer") shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to Oppenheimer, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


During the period ended June 30, 2006 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

Portfolio                                    Affiliate                      Commission
- ---------                                    ---------                      ----------

Batterymarch Growth and Income Portfolio     Citigroup Global Markets, Inc.  $    858

Batterymarch Mid-Cap Stock Portfolio         Citigroup Global Markets, Inc.       654

Goldman Sachs Mid-Cap Value Portfolio        Goldman Sachs & Co.                5,027

Legg Mason Partners Managed Assets Portfolio Citigroup Global Markets, Inc.       480

Legg Mason Value Equity Portfolio            Citigroup Global Markets, Inc.     5,577

Neuberger Berman Real Estate Portfolio       Lehman Brothers, Inc             157,347

Neuberger Berman Real Estate Portfolio       Neuberger Berman, LLC                166

Oppenheimer Capital Appreciation Portfolio   Oppenheimer & Co, Inc.             1,832

Third Avenue Small Cap Value Portfolio       M.J. Whitman LLC                 540,910

At or during the period ended June 30, 2006 the Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio held the following securities of affiliated issuers, respectively:

                                                                         Shares
Income earned
                                                                        purchased    Shares sold
from affiliate
                                                   Number of shares    during the    during the     Number
of      during the
                                                 held at December 31, period ended  period ended  shares held at period ended
Security Description                                     2006         June 30, 2006 June 30, 2006 June 30, 2006
June 30, 2006
- --------------------                             -------------------- ------------- -------------
-------------- --------------


Metropolitan Series Fund, Inc.:
  BlackRock Money Market Portfolio                       766,900        3,191,659     3,742,514
216,045      $ 31,358

Metropolitan Series Fund, Inc.:
  BlackRock Money Market Portfolio                       274,260        2,849,180     3,016,586
106,854        16,649

T. Rowe Price Government Reserve Investment Fund      28,396,587       94,579,960    77,170,900
45,805,647       781,068

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                              SHARES ISSUED    SHARES ISSUED             NET
INCREASE
                                                              IN CONNECTION    THROUGH
(DECREASE)
                                         BEGINNING  SHARES    WITH ACQUISITION DIVIDEND      SHARES      IN
SHARES    ENDING
                                         SHARES     SOLD      (NOTE 12)        REINVESTMENT  REPURCHASED
OUTSTANDING  SHARES

MET/AIM SMALL CAP GROWTH PORTFOLIO       ---------- --------- ---------------- ------------- -----------
------------ ----------

  Class A
  6/30/2006                              15,763,026 4,125,512       670,445      2,399,635   (3,041,947)
4,153,645  19,916,671
  12/31/2005                              7,206,041 9,318,126            --        318,628   (1,079,769)
8,556,985  15,763,026
- ---------------------------              ---------- --------- ---------------- ------------- -----------
------------ ----------

  Class B
  6/30/2006                              21,984,528   758,150            --      2,993,635   (1,905,769)
1,846,016  23,830,544
  12/31/2005                             24,313,464 5,041,116            --        451,604   (7,821,656)
(2,328,936)  21,984,528
- ---------------------------              ---------- --------- ---------------- ------------- -----------
------------ ----------

  Class E
  6/30/2006                                 987,075   101,401            --        136,052      (99,324)
138,129   1,125,204
  12/31/2005                                969,101   191,273            --         20,190     (193,489)
17,974     987,075
- ---------------------------              ---------- --------- ---------------- ------------- -----------
------------ ----------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO ---------- --------- ---------------- ------------- -----------
------------ ----------

  Class A
  05/01/2006-06/30/2006                          --        --    23,717,262             --     (629,876)
23,087,386  23,087,386
- ---------------------------              ---------- --------- ---------------- ------------- -----------
------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                               SHARES ISSUED    SHARES ISSUED              NET
INCREASE
                                                               IN CONNECTION    THROUGH
(DECREASE)
                                         BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN
SHARES
                                         SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED
OUTSTANDING
BATTERYMARCH MID-CAP STOCK PORTFOLIO     ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                               9,425,641    245,205            --      1,795,375    (1,823,333)
217,247
  12/31/2005                             10,011,726    813,071            --        110,067    (1,509,223)
(586,085)
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------
DREMAN SMALL-CAP VALUE PORTFOLIO         ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                 476,328  2,702,322            --          2,198       (76,047)
2,628,473
  05/02/2005-12/31/05                            --    480,791            --          6,846       (11,309)
476,328
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------
FEDERATED HIGH YIELD PORTFOLIO           ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                               9,506,138    417,225            --        772,051    (1,472,664)
(283,388)
  12/31/2005                             10,090,819  1,055,705            --             --    (1,640,386)
(584,681)
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------
CYCLICAL GROWTH ETF PORTFOLIO            ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  5/1/2006-6/30/2006                             --      3,341            --             --            (6)
3,335
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                               1,139,989 19,110,797                       44,013      (771,380)
18,383,430
  10/1/2005-12/31/2005                           --  1,136,622            --          6,974        (3,607)
1,139,989
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------

  Class E
  5/1/2006-6/30/2006                             --     24,129            --             --           (35)
24,094
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  5/1/2006-6/30/2006                             --        947            --             --
--         947
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                 714,261 17,802,298                       51,850    (1,070,353)
16,783,795
  10/1/2005-12/31/2005                           --    711,040            --          3,849          (628)
714,261
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------

  Class E
  5/1/2006-6/30/2006                             --     14,229            --             --          (677)
13,552
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO    ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                              22,724,830  4,193,108            --        207,416    (9,866,808)
(5,466,284)
  12/31/2005                             10,554,698 12,309,450            --      1,551,706    (1,691,024)
12,170,132
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                              10,925,761  2,386,550            --         99,345      (655,882)
1,830,013
  12/31/2005                              8,699,886  4,393,362            --        727,284    (2,894,771)
2,225,875
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO   ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                              39,714,133 10,183,511    12,568,324      4,579,076   (19,870,197)
7,460,714
  12/31/2005                             19,247,995 22,180,382            --        504,258    (2,218,502)
20,466,138
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                              34,414,998  6,412,480            --      3,771,722    (2,631,627)
7,552,575
  12/31/2005                             33,908,093  8,945,792            --        402,560    (8,841,447)
506,905
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------

  Class E
  6/30/2006                               8,076,776  1,259,214            --        875,773      (515,694)
1,619,293
  12/31/2005                              5,280,761  3,290,342            --         99,827      (594,154)
2,796,015
- -------------------------                ---------- ---------- ---------------- ------------- ------------
------------


                                         ENDING
                                         SHARES
BATTERYMARCH MID-CAP STOCK PORTFOLIO     ----------

  Class A
  6/30/2006                               9,642,888
  12/31/2005                              9,425,641
- -------------------------                ----------
DREMAN SMALL-CAP VALUE PORTFOLIO         ----------

  Class A
  6/30/2006                               3,104,801
  05/02/2005-12/31/05                       476,328
- -------------------------                ----------
FEDERATED HIGH YIELD PORTFOLIO           ----------

  Class A
  6/30/2006                               9,222,750
  12/31/2005                              9,506,138
- -------------------------                ----------
CYCLICAL GROWTH ETF PORTFOLIO            ----------

  Class A
  5/1/2006-6/30/2006                          3,335
- -------------------------                ----------

  Class B
  6/30/2006                              19,523,419
  10/1/2005-12/31/2005                    1,139,989
- -------------------------                ----------

  Class E
  5/1/2006-6/30/2006                         24,094
- -------------------------                ----------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ----------

  Class A
  5/1/2006-6/30/2006                            947
- -------------------------                ----------

  Class B
  6/30/2006                              17,498,056
  10/1/2005-12/31/2005                      714,261
- -------------------------                ----------

  Class E
  5/1/2006-6/30/2006                         13,552
- -------------------------                ----------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO    ----------

  Class A
  6/30/2006                              17,258,546
  12/31/2005                             22,724,830
- -------------------------                ----------

  Class B
  6/30/2006                              12,755,774
  12/31/2005                             10,925,761
- -------------------------                ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO   ----------

  Class A
  6/30/2006                              47,174,847
  12/31/2005                             39,714,133
- -------------------------                ----------

  Class B
  6/30/2006                              41,967,573
  12/31/2005                             34,414,998
- -------------------------                ----------

  Class E
  6/30/2006                               9,696,069
  12/31/2005                              8,076,776
- -------------------------                ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET
INCREASE
                                                             IN CONNECTION    THROUGH
(DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN
SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED
OUTSTANDING  SHARES

JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            57,525,796 12,028,427           --       3,707,767   (11,262,586)
4,473,608 61,999,404
  12/31/2005                           32,777,040 29,532,870           --          59,322    (4,843,436)
24,748,756 57,525,796
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                            32,293,897  1,886,316           --       1,879,433    (2,543,081)
1,222,668 33,516,565
  12/31/2005                           44,776,722  1,654,374           --          33,793   (14,170,992)
(12,482,825) 32,293,897
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class E
  6/30/2006                               739,514    125,496           --          48,143       (61,368)
112,271    851,785
  12/31/2005                              726,039    262,941           --             771      (250,237)
13,475    739,514
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
JANUS CAPITAL APPRECIATION PORTFOLIO   ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            14,528,622    111,517           --         550,130    (1,141,479)
(479,832) 14,048,790
  12/31/2005                           15,738,433    240,764           --              --    (1,450,575)
(1,209,811) 14,528,622
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
LAZARD MID-CAP PORTFOLIO               ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                             6,521,885 11,146,619           --       1,117,139      (597,506)
11,666,252 18,188,137
  12/31/2005                            4,158,223  4,663,341           --         704,697    (3,004,376)
2,363,662  6,521,885
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                            14,764,291    557,261           --       2,008,789    (1,178,568)
1,387,482 16,151,773
  12/31/2005                           15,011,334  1,247,845           --       1,580,165    (3,075,053)
(247,043) 14,764,291
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class E
  6/30/2006                             2,398,654     25,686           --         319,026      (241,275)
103,437  2,502,091
  12/31/2005                            2,166,035    348,115           --         258,881      (374,377)
232,619  2,398,654
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
LEGG MASON PARTNERS MANAGED ASSETS
 PORTFOLIO                             ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            16,134,334     54,229           --         847,793    (1,099,897)
(197,875) 15,936,459
  12/31/2005                           17,832,560    322,952           --         108,990    (2,130,168)
(1,698,226) 16,134,334
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
LEGG MASON VALUE EQUITY PORTFOLIO      ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                               299,000 69,669,785    5,304,737              16      (362,487)
74,612,051 74,911,051
  11/1/2005-12/31/2005                         --    299,000           --              --             --
299,000    299,000
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                               457,402  3,898,499    4,919,414              14      (312,276)
8,505,651  8,963,053
  11/1/2005-12/31/2005                         --    458,482           --              --        (1,080)
457,402    457,402
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class E
  5/1/2006-6/30/2006                           --     52,285    2,226,012              --       (45,542)
2,232,755  2,232,755
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  05/01/2006-06/30/2006                        -- 43,163,993           --              --      (102,380)
43,061,613 43,061,613
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  05/01/2006-06/30/2006                        --    298,138           --              --        (8,550)
289,588    289,588
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                             5,130,757    674,674           --         206,943       (85,806)
795,811  5,926,568
  12/31/2005                            2,620,775  2,550,025           --           9,116       (49,159)
2,509,982  5,130,757
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                   SHARES ISSUED    SHARES ISSUED
NET INCREASE
                                                                   IN CONNECTION    THROUGH
(DECREASE)
                                           BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN
SHARES
                                           SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED
OUTSTANDING
LORD ABBETT BOND DEBENTURE PORTFOLIO       ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                 69,757,308  13,639,007    8,485,998       5,663,331   (19,873,165)
7,915,171
  12/31/2005                                41,181,242  33,692,711           --       3,127,394    (8,244,039)
28,576,066
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                 57,782,647   3,155,650           --       4,101,580    (3,027,265)
4,229,965
  12/31/2005                                61,868,653   9,905,225           --       2,439,702   (16,430,933)
(4,086,006)
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------

  Class E
  6/30/2006                                  2,877,504     161,395           --         204,632
(235,126)     130,901
  12/31/2005                                 2,796,287     289,293           --         126,580
(334,656)      81,217
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                 71,979,223   6,951,763           --       7,975,372   (13,067,281)
1,859,854
  12/31/2005                                68,058,169  21,981,952           --       2,172,945   (20,233,843)
3,921,054
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                 41,220,010  12,558,205    1,016,486       4,270,886    (2,297,421)
15,548,156
  12/31/2005                                47,020,506   1,537,759           --       1,133,970    (8,472,225)
(5,800,496)
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                  2,109,137      24,940                      117,996      (271,325)
(128,389)
  12/31/2005                                 2,545,370      24,815           --         142,298      (603,346)
(436,233)
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                  4,069,791     847,457                      279,073      (112,957)
1,013,573
  12/31/2005                                 3,491,140     494,797           --         276,307
(192,453)     578,651
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                  5,043,081      19,213           --         499,571      (705,891)
(187,107)
  12/31/2005                                 5,780,050      80,342           --         207,856    (1,025,167)
(736,969)
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                 10,277,705     942,323           --       1,158,601      (124,561)
1,976,363
  12/31/2005                                 8,340,102   1,630,859           --         410,617      (103,873)
1,937,603
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------
MERCURY LARGE-CAP CORE PORTFOLIO           ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                 12,899,599     341,196           --         429,200      (905,802)
(135,406)
  12/31/2005                                13,864,753     863,303           --              --    (1,828,457)
(965,154)
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO      ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                      6,826       7,149           --             107
(2,805)       4,451
  05/02/2005-12/31/05                               --       6,842           --              82
(98)       6,826
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                 56,661,492   9,390,023           --         438,741    (2,264,653)
7,564,111
  12/31/2005                                28,480,086  29,366,390           --         573,421    (1,758,405)
28,181,406
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------
METLIFE BALANCED STRATEGY PORTFOLIO        ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                     14,717      32,451           --             373
(3,127)      29,697
  05/02/2005-12/31/05                               --      15,333           --             171
(787)      14,717
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                323,282,018  56,797,741           --       2,277,884    (3,034,697)
56,040,928
  12/31/2005                               151,485,878 173,298,079           --       3,632,222    (5,134,161)
171,796,140
- ------------------------                   ----------- ----------- ---------------- ------------- ------------
------------


                                           ENDING
                                           SHARES
LORD ABBETT BOND DEBENTURE PORTFOLIO       -----------

  Class A
  6/30/2006                                 77,672,479
  12/31/2005                                69,757,308
- ------------------------                   -----------

  Class B
  6/30/2006                                 62,012,612
  12/31/2005                                57,782,647
- ------------------------                   -----------

  Class E
  6/30/2006                                  3,008,405
  12/31/2005                                 2,877,504
- ------------------------                   -----------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    -----------

  Class A
  6/30/2006                                 73,839,077
  12/31/2005                                71,979,223
- ------------------------                   -----------

  Class B
  6/30/2006                                 56,768,166
  12/31/2005                                41,220,010
- ------------------------                   -----------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO -----------

  Class A
  6/30/2006                                  1,980,748
  12/31/2005                                 2,109,137
- ------------------------                   -----------

  Class B
  6/30/2006                                  5,083,364
  12/31/2005                                 4,069,791
- ------------------------                   -----------
LORD ABBETT MID-CAP VALUE PORTFOLIO        -----------

  Class A
  6/30/2006                                  4,855,974
  12/31/2005                                 5,043,081
- ------------------------                   -----------

  Class B
  6/30/2006                                 12,254,068
  12/31/2005                                10,277,705
- ------------------------                   -----------
MERCURY LARGE-CAP CORE PORTFOLIO           -----------

  Class A
  6/30/2006                                 12,764,193
  12/31/2005                                12,899,599
- ------------------------                   -----------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO      -----------

  Class A
  6/30/2006                                     11,277
  05/02/2005-12/31/05                            6,826
- ------------------------                   -----------

  Class B
  6/30/2006                                 64,225,603
  12/31/2005                                56,661,492
- ------------------------                   -----------
METLIFE BALANCED STRATEGY PORTFOLIO        -----------

  Class A
  6/30/2006                                     44,414
  05/02/2005-12/31/05                           14,717
- ------------------------                   -----------

  Class B
  6/30/2006                                379,322,946
  12/31/2005                               323,282,018
- ------------------------                   -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED              NET
INCREASE
                                                                 IN CONNECTION    THROUGH
(DECREASE)
                                         BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN
SHARES
                                         SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED
OUTSTANDING
METLIFE DEFENSIVE STRATEGY PORTFOLIO     ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                    1,031          --        --                  9
--           9
  05/02/2005-12/31/05                             --       1,018        --                 13
--       1,031
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                               34,615,629  14,152,382        --            296,747    (3,708,029)
10,741,100
  12/31/2005                              13,044,161  26,564,853        --            352,025    (5,345,410)
21,571,468
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------
METLIFE GROWTH STRATEGY PORTFOLIO        ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                  105,896      97,693        --              1,235       (34,174)
64,754
  05/02/2005-12/31/05                             --     105,569        --              1,332        (1,005)
105,896
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                              281,356,823  79,322,819        --          2,028,314      (987,709)
80,363,424
  12/31/2005                             130,653,075 150,523,698        --          3,010,749    (2,830,699)
150,703,748
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------
METLIFE MODERATE STRATEGY PORTFOLIO      ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                   27,826       5,371        --                290
(3,169)       2,492
  12/31/2005                                      --      27,753        --                387          (314)
27,826
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                              110,699,660  23,300,729        --            963,351    (1,500,724)
22,763,356
  12/31/2005                              49,482,297  67,142,226        --          1,317,528    (7,242,391)
61,217,363
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  05/01/2006-06/30/2006                           --  28,409,536        --                 --       (73,098)
28,336,438
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  05/01/2006-06/30/2006                           --     308,270        --                 --       (24,112)
284,158
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                               48,011,738   8,763,863        --          4,857,535   (21,378,832)
(7,757,434)
  12/31/2005                              25,930,201  24,599,796        --          2,398,974    (4,917,233)
22,081,537
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                               34,281,448   5,763,663        --          3,452,535    (2,889,701)
6,326,497
  12/31/2005                              33,915,867   7,107,344        --          1,659,065    (8,400,828)
365,581
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class E
  6/30/2006                                1,123,040     524,481        --            125,725      (239,158)
411,048
  12/31/2005                                 962,210     401,752        --             54,446      (295,368)
160,830
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------
MFS(R) VALUE PORTFOLIO                   ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                6,321,249     660,723        --             33,793      (913,614)
(219,098)
  12/31/2005                               3,835,283   2,507,613        --            320,433      (342,080)
2,485,966
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                               14,430,021  17,182,428        --          1,179,894    (2,564,944)
15,797,378
  12/31/2005                               6,180,529  10,149,014        --             16,938    (1,916,460)
8,249,492
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                               22,419,627   5,847,913        --          1,906,264    (1,080,356)
6,673,821
  12/31/2005                              13,408,224  13,985,956        --             26,406    (5,000,959)
9,011,403
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------

  Class E
  6/30/2006                                3,634,437   1,227,685        --            343,843      (181,817)
1,389,711
  12/31/2005                               1,677,013   2,334,247        --              4,307      (381,130)
1,957,424
- ------------------------                 ----------- ----------- ---------------- ------------- ------------
------------


                                         ENDING
                                         SHARES
METLIFE DEFENSIVE STRATEGY PORTFOLIO     -----------

  Class A
  6/30/2006                                    1,040
  05/02/2005-12/31/05                          1,031
- ------------------------                 -----------

  Class B
  6/30/2006                               45,356,729
  12/31/2005                              34,615,629
- ------------------------                 -----------
METLIFE GROWTH STRATEGY PORTFOLIO        -----------

  Class A
  6/30/2006                                  170,650
  05/02/2005-12/31/05                        105,896
- ------------------------                 -----------

  Class B
  6/30/2006                              361,720,247
  12/31/2005                             281,356,823
- ------------------------                 -----------
METLIFE MODERATE STRATEGY PORTFOLIO      -----------

  Class A
  6/30/2006                                   30,318
  12/31/2005                                  27,826
- ------------------------                 -----------

  Class B
  6/30/2006                              133,463,016
  12/31/2005                             110,699,660
- ------------------------                 -----------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO -----------

  Class A
  05/01/2006-06/30/2006                   28,336,438
- ------------------------                 -----------

  Class B
  05/01/2006-06/30/2006                      284,158
- ------------------------                 -----------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  -----------

  Class A
  6/30/2006                               40,254,304
  12/31/2005                              48,011,738
- ------------------------                 -----------

  Class B
  6/30/2006                               40,607,945
  12/31/2005                              34,281,448
- ------------------------                 -----------

  Class E
  6/30/2006                                1,534,088
  12/31/2005                               1,123,040
- ------------------------                 -----------
MFS(R) VALUE PORTFOLIO                   -----------

  Class A
  6/30/2006                                6,102,151
  12/31/2005                               6,321,249
- ------------------------                 -----------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   -----------

  Class A
  6/30/2006                               30,227,399
  12/31/2005                              14,430,021
- ------------------------                 -----------

  Class B
  6/30/2006                               29,093,448
  12/31/2005                              22,419,627
- ------------------------                 -----------

  Class E
  6/30/2006                                5,024,148
  12/31/2005                               3,634,437
- ------------------------                 -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED              NET
INCREASE
                                                                 IN CONNECTION    THROUGH
(DECREASE)
                                           BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN
SHARES
                                           SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED
OUTSTANDING
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                76,444,565 11,968,619        --            888,831   (41,837,242)
(28,979,792)
  12/31/2005                               35,659,977 42,967,970        --            759,477    (2,942,859)
40,784,588
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                58,206,388  4,837,932        --            474,190    (3,171,869)
2,140,253
  12/31/2005                               76,391,037  2,697,349        --            547,065   (21,429,063)
(18,184,649)
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------

  Class E
  6/30/2006                                    98,712    156,166        --              2,180       (14,425)
143,921
  05/02/2005-12/31/2005                            --    114,497        --                979
(16,764)       98,712
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO   ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                54,327,315 20,394,889        --          4,798,379      (694,451)
24,498,817
  12/31/2005                               31,146,895 39,363,474        --             87,500   (16,270,554)
23,180,420
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                35,834,547  1,905,436        --          2,491,777    (2,744,839)
1,652,374
  12/31/2005                               47,232,343  3,834,637        --             58,103   (15,290,536)
(11,397,796)
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------

  Class E
  5/1/2006-6/30/2006                               --    176,152        --                 --        (5,159)
170,993
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------
PIMCO TOTAL RETURN PORTFOLIO               ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                78,649,719 26,216,294        --          2,633,765    (4,267,395)
24,582,664
  12/31/2005                               50,716,821 37,640,166        --            540,336   (10,247,604)
27,932,898
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                96,335,613  9,287,965        --          2,754,107    (2,568,398)
9,473,674
  12/31/2005                               90,890,100 16,348,438        --            619,105   (11,522,030)
5,445,513
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------

  Class E
  6/30/2006                                12,709,648    327,503        --            351,918    (1,161,330)
(481,909)
  12/31/2005                               12,928,080  1,078,342        --             81,565    (1,378,339)
(218,432)
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------
PIONEER FUND PORTFOLIO                     ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                 3,643,620    539,608        --             29,186    (1,358,849)
(790,055)
  12/31/2005                                2,713,234  1,197,449        --                 --      (267,063)
930,386
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------
PIONEER MID-CAP VALUE PORTFOLIO            ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                   570,752    516,464        --                 12       (95,220)
421,256
  05/02/2005-12/31/2005                            --    585,656        --             10,399       (25,303)
570,752
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ---------- ---------- ---------------- ------------- ------------
------------

  Class A
  6/30/2006                                 2,548,627      8,159        --            391,963
(363,756)       36,366
  12/31/2005                                3,318,870     12,856        --              7,325      (790,424)
(770,243)
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------

  Class B
  6/30/2006                                   344,552    117,968        --             65,925       (15,390)
168,503
  12/31/2005                                  287,234     78,311        --                468
(21,461)       57,318
- ------------------------                   ---------- ---------- ---------------- ------------- ------------
------------


                                           ENDING
                                           SHARES
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO -----------

  Class A
  6/30/2006                                 47,464,773
  12/31/2005                                76,444,565
- ------------------------                   -----------

  Class B
  6/30/2006                                 60,346,641
  12/31/2005                                58,206,388
- ------------------------                   -----------

  Class E
  6/30/2006                                    242,633
  05/02/2005-12/31/2005                         98,712
- ------------------------                   -----------
PIMCO INFLATION PROTECTED BOND PORTFOLIO   -----------

  Class A
  6/30/2006                                 78,826,132
  12/31/2005                                54,327,315
- ------------------------                   -----------

  Class B
  6/30/2006                                 37,486,921
  12/31/2005                                35,834,547
- ------------------------                   -----------

  Class E
  5/1/2006-6/30/2006                           170,993
- ------------------------                   -----------
PIMCO TOTAL RETURN PORTFOLIO               -----------

  Class A
  6/30/2006                                103,232,383
  12/31/2005                                78,649,719
- ------------------------                   -----------

  Class B
  6/30/2006                                105,809,287
  12/31/2005                                96,335,613
- ------------------------                   -----------

  Class E
  6/30/2006                                 12,227,739
  12/31/2005                                12,709,648
- ------------------------                   -----------
PIONEER FUND PORTFOLIO                     -----------

  Class A
  6/30/2006                                  2,853,565
  12/31/2005                                 3,643,620
- ------------------------                   -----------
PIONEER MID-CAP VALUE PORTFOLIO            -----------

  Class A
  6/30/2006                                    992,008
  05/02/2005-12/31/2005                        570,752
- ------------------------                   -----------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO -----------

  Class A
  6/30/2006                                  2,584,993
  12/31/2005                                 2,548,627
- ------------------------                   -----------

  Class B
  6/30/2006                                    513,055
  12/31/2005                                   344,552
- ------------------------                   -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET
INCREASE
                                                             IN CONNECTION    THROUGH
(DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN
SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED
OUTSTANDING  SHARES

RCM GLOBAL TECHNOLOGY PORTFOLIO        ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            25,295,337  5,354,117        --                 --    (1,463,822)
3,890,295  29,185,632
  12/31/2005                           17,702,019 12,116,816        --            169,242    (4,692,740)
7,593,318  25,295,337
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                            17,112,023  2,230,150        --                 --    (1,547,845)
682,305  17,794,328
  12/31/2005                           21,893,383  2,740,791        --            116,427    (7,638,578)
(4,781,360)  17,112,023
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class E
  6/30/2006                             3,667,912    221,483        --                 --      (353,524)
(132,041)   3,535,871
  12/31/2005                            4,427,013    685,211        --             24,762    (1,469,074)
(759,101)   3,667,912
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            28,710,205 14,030,516        --          2,373,504    (1,507,155)
14,896,865  43,607,070
  12/31/2005                           14,349,821 16,820,978        --             76,237    (2,536,831)
14,360,384  28,710,205
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                            26,725,478  3,270,831        --          2,022,259    (1,360,913)
3,932,177  30,657,655
  12/31/2005                           30,307,113  3,324,466        --             70,874    (6,976,975)
(3,581,635)  26,725,478
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            30,457,763 11,746,014        --          1,100,465    (3,675,763)
9,170,717  39,628,479
  12/31/2005                           19,294,635 13,534,776        --            639,577    (3,011,225)
11,163,128  30,457,763
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                            50,437,152  5,469,330        --          1,757,666    (2,441,916)
4,785,080  55,222,232
  12/31/2005                           46,163,851  8,706,109        --          1,073,973    (5,506,781)
4,273,301  50,437,152
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class E
  6/30/2006                             3,014,778    564,254        --            105,109      (341,541)
327,822   3,342,600
  12/31/2005                            2,861,385    571,278        --             63,741      (481,626)
153,393   3,014,778
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO        ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            13,905,074  3,903,298        --            163,926    (1,048,421)
3,018,803  16,923,877
  12/31/2005                            6,810,572  7,787,424        --            446,670    (1,139,592)
7,094,502  13,905,074
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                             4,704,761    978,046        --             59,393      (278,451)
758,988   5,463,749
  12/31/2005                            7,104,659    480,960        --            152,161    (3,033,019)
(2,399,898)   4,704,761
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------
VAN KAMPEN COMSTOCK PORTFOLIO          ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class A
  6/30/2006                            84,656,186 18,983,087        --          1,202,804   (14,167,178)
6,018,713  90,674,899
  05/02/2005-12/31/2005                        -- 84,287,490        --          1,539,477    (1,170,781)
84,656,186  84,656,186
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

  Class B
  6/30/2006                             5,655,536  4,519,150        --            102,446       (98,044)
4,523,552  10,179,088
  05/02/2005-12/31/2005                        --  5,622,869        --             97,374       (64,707)
5,655,536   5,655,536
- -------------------------              ---------- ---------- ---------------- ------------- ------------
------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2006 were as follows:

                                                        Purchase                        Sales
                                             ------------------------------ ------------------------------
                                             U.S. Government Non-Government U.S. Government Non-Government
                                             --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio           $           --  $  206,905,042 $           --   $206,940,096

Batterymarch Growth and Income Portfolio                 --      64,724,294             --     77,078,898

Batterymarch Mid-Cap Stock Portfolio                     --     177,212,093             --    208,396,379

Dreman Small-Cap Value Portfolio                         --      41,293,079             --      9,479,407

Federated High Yield Portfolio                           --      12,425,574             --     19,738,003

Cyclical Growth ETF Portfolio                            --     197,102,518             --     10,451,722

Cyclical Growth and Income ETF Portfolio                 --     177,835,369             --      8,677,367

Goldman Sachs Mid-Cap Value Portfolio                    --     156,276,954             --    207,236,185

Harris Oakmark International Portfolio                   --     428,763,297             --    473,131,498

Janus Aggressive Growth Portfolio                        --     574,969,620             --    572,133,076

Janus Capital Appreciation Portfolio                     --     324,227,196             --    413,800,488

Lazard Mid-Cap Portfolio                                 --     273,683,197             --    143,879,234

Legg Mason Partners Managed Assets Portfolio     90,645,132     135,661,454     65,759,159    158,879,409

Legg Mason Value Equity Portfolio                        --     879,671,895             --    132,088,771

Loomis Sayles Global Markets Portfolio           18,487,639     458,072,784      3,454,205     61,901,477

Lord Abbett America's Value Portfolio               699,234      21,788,302        660,484     12,422,589

Lord Abbett Bond Debenture Portfolio            103,918,671     117,094,328    113,266,340      8,719,183

Lord Abbett Growth and Income Portfolio                  --      60,828,126             --    783,235,301

Lord Abbett Growth Opportunities Portfolio               --      54,017,537             --     50,530,169

Lord Abbett Mid-Cap Value Portfolio                      --      52,977,728             --     49,130,846

Mercury Large-Cap Core Portfolio                         --       9,265,898             --      4,886,156

MetLife Aggressive Strategy Portfolio                    --     266,915,280             --    140,344,945

MetLife Balanced Strategy Portfolio                      --   1,339,043,980             --    740,612,798

MetLife Defensive Strategy Portfolio                     --     207,007,233             --     84,034,696

MetLife Growth Strategy Portfolio                        --   1,853,635,608             --    722,006,122

MetLife Moderate Strategy Portfolio                      --     529,464,116             --    232,673,867

MFS(R) Emerging Markets Equity Portfolio                 --     316,567,201             --     37,018,756

MFS(R) Research International Portfolio                  --     618,446,569             --    721,356,869

MFS(R) Value Portfolio                                   --      14,907,997             --     17,447,647

Neuberger Berman Real Estate Portfolio                   --     535,062,542             --    326,138,210

Oppenheimer Capital Appreciation Portfolio               --     372,305,046             --    611,548,514

PIMCO Inflation Protected Bond Portfolio      7,494,217,340     255,142,973  7,282,828,968     21,699,708

PIMCO Total Return Portfolio                  5,620,305,154     853,770,777  5,681,162,411    133,111,236

Pioneer Fund Portfolio                                   --       6,793,594             --     17,341,232

Pioneer Mid-Cap Value Portfolio                          --      50,177,723             --     55,095,079

Met/Putnam Capital Opportunities Portfolio               --      22,464,180             --     18,637,108

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



5. INVESTMENT TRANSACTIONS - CONTINUED

                                                  Purchase                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

RCM Global Technology Portfolio         $          --   $334,598,647   $          --  $  330,761,982

Third Avenue Small Cap Value Portfolio             --    293,526,024              --      83,707,283

T. Rowe Price Mid-Cap Growth Portfolio             --    221,012,999              --     121,985,523

Turner Mid-Cap Growth Portfolio                    --    200,243,520              --   1,527,359,572

Van Kampen Comstock Portfolio                      --    196,096,841              --     145,553,895

At June 30, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                               Gross         Gross      Net Unrealized
                                             Federal Income  Unrealized    Unrealized   Appreciation/
Portfolio                                       Tax Cost    Appreciation (Depreciation) (Depreciation)
- ---------                                    -------------- ------------ -------------- --------------

Met/AIM Small Cap Growth Portfolio           $  652,077,812 $ 86,017,534 $ (24,982,956)  $ 61,034,578

Batterymarch Growth and Income Portfolio        413,391,779   75,418,467   (17,900,937)    57,517,530

Batterymarch Mid-Cap Stock Portfolio            191,824,595   19,704,245    (3,855,816)    15,848,429

Dreman Small-Cap Value Portfolio                 39,925,441    1,216,626    (1,761,402)      (544,776)

Federated High Yield Portfolio                   77,362,581    1,752,435    (2,825,448)    (1,073,013)

Cyclical Growth ETF Portfolio                   248,601,228    3,390,482    (1,243,972)     2,146,510

Cyclical Growth and Income ETF Portfolio        213,030,742    2,380,557    (2,240,827)       139,730

Goldman Sachs Mid-Cap Value Portfolio           397,684,865   34,327,614    (9,678,455)    24,649,159

Harris Oakmark International Portfolio        1,652,102,482  259,954,276   (23,366,880)   236,587,396

Janus Aggressive Growth Portfolio               851,479,275   84,580,202   (13,399,305)    71,180,897

Janus Capital Appreciation Portfolio            806,527,060  196,154,010   (17,724,468)   178,429,542

Lazard Mid-Cap Portfolio                        527,717,818   17,832,356   (13,642,123)     4,190,233

Legg Mason Partners Managed Assets Portfolio    307,386,863   26,577,782    (8,936,445)    17,641,337

Legg Mason Value Equity Portfolio               902,277,785   21,244,420   (48,305,247)   (27,060,827)

Loomis Sayles Global Markets Portfolio          454,606,812    3,237,066   (21,610,418)   (18,373,352)

Lord Abbett America's Value Portfolio            78,164,420    6,094,323    (1,750,568)     4,343,755

Lord Abbett Bond Debenture Portfolio          1,929,718,714   37,403,352   (57,693,509)   (20,290,157)

Lord Abbett Growth and Income Portfolio       3,312,826,568  446,572,326   (66,963,599)   379,608,727

Lord Abbett Growth Opportunities Portfolio       83,654,429    6,456,534    (1,357,982)     5,098,552

Lord Abbett Mid-Cap Value Portfolio             368,875,057   64,809,375    (9,341,755)    55,467,620

Mercury Large-Cap Core Portfolio                118,702,965   21,267,532    (4,657,645)    16,609,887

MetLife Aggressive Strategy Portfolio           751,217,083   27,749,262   (10,732,813)    17,016,449

MetLife Balanced Strategy Portfolio           4,227,039,944  106,906,250  (105,502,126)     1,404,124

MetLife Defensive Strategy Portfolio            478,366,962    4,366,604   (13,042,426)    (8,675,822)

MetLife Growth Strategy Portfolio             4,199,401,805  113,011,804   (82,607,468)    30,404,336

MetLife Moderate Strategy Portfolio           1,445,002,516   24,915,121   (42,114,180)   (17,199,059)

MFS(R) Emerging Markets Equity Portfolio        302,158,657    1,645,883   (29,583,949)   (27,938,066)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



5. INVESTMENT TRANSACTIONS - CONTINUED

                                                             Gross         Gross      Net Unrealized
                                           Federal Income  Unrealized    Unrealized   Appreciation/
Portfolio                                     Tax Cost    Appreciation (Depreciation) (Depreciation)
- ---------                                  -------------- ------------ -------------- --------------

MFS(R) Research International Portfolio    $1,144,640,986 $113,509,385  $(18,077,157)  $ 95,432,228

MFS(R) Value Portfolio                         70,622,894   11,242,462    (1,619,576)     9,622,886

Neuberger Berman Real Estate Portfolio      1,006,310,433  101,079,619    (5,052,681)    96,026,938

Oppenheimer Capital Appreciation Portfolio    900,519,206   87,815,387   (34,081,405)    53,733,982

PIMCO Inflation Protected Bond Portfolio    2,285,916,795   14,223,116    (3,387,011)    10,836,105

PIMCO Total Return Portfolio                2,923,961,796   17,466,520   (42,103,514)   (24,636,994)

Pioneer Fund Portfolio                         28,328,072   10,024,830      (540,957)     9,483,873

Pioneer Mid-Cap Value Portfolio                10,914,058      378,476      (328,897)        49,579

Met/Putnam Capital Opportunities Portfolio     50,728,118    7,108,623    (2,802,782)     4,305,841

RCM Global Technology Portfolio               269,580,728   20,799,364    (7,132,418)    13,666,946

Third Avenue Small Cap Value Portfolio      1,275,850,111  242,666,278   (37,909,509)   204,756,769

T. Rowe Price Mid-Cap Growth Portfolio        903,208,232  144,393,811   (25,690,894)   118,702,917

Turner Mid-Cap Growth Portfolio               291,825,261   31,879,768    (6,345,263)    25,534,505

Van Kampen Comstock Portfolio               1,065,492,308   54,612,689   (20,640,224)    33,972,465

6. SECURITY LENDING

As of June 30, 2006, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                    Value of     Value of
                                                   Securities   Collateral
                                                  ------------ ------------

     Met/AIM Small Cap Growth Portfolio           $141,478,853 $144,964,425

     Batterymarch Growth and Income Portfolio        6,938,568    7,102,254

     Batterymarch Mid-Cap Stock Portfolio           19,872,606   20,328,906

     Cyclical Growth ETF Portfolio                  45,057,878   46,033,873

     Cyclical Growth and Income ETF Portfolio       32,342,021   33,055,432

     Goldman Sachs Mid-Cap Value Portfolio          31,295,876   32,074,430

     Harris Oakmark International Portfolio        258,124,133  270,969,911

     Janus Aggressive Growth Portfolio             111,878,072  114,470,419

     Janus Capital Appreciation Portfolio           30,404,111   31,106,774

     Lazard Mid-Cap Portfolio                       73,739,760   75,442,658

     Legg Mason Partners Managed Assets Portfolio   51,057,065   52,124,610

     Loomis Sayles Global Markets Portfolio         29,821,948   30,571,869

     Lord Abbett Bond Debenture Portfolio          269,656,404  275,403,619

     Lord Abbett Growth and Income Portfolio       256,957,573  263,206,164

     Lord Abbett Growth Opportunities Portfolio     17,164,967   17,566,553

     Lord Abbett Mid-Cap Value Portfolio            75,720,661   77,972,828

     Mercury Large-Cap Core Portfolio                6,705,054    6,858,675

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

6. SECURITY LENDING (CONTINUED)

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      MFS(R) Emerging Markets Equity Portfolio   $ 24,012,779 $ 24,554,790

      MFS(R) Research International Portfolio     170,101,045  178,196,086

      Neuberger Berman Real Estate Portfolio      123,149,314  125,819,588

      Oppenheimer Capital Appreciation Portfolio   31,158,814   31,939,169

      Met/Putnam Capital Opportunities Portfolio   10,942,649   11,233,578

      RCM Global Technology Portfolio              30,683,851   31,522,763

      Third Avenue Small Cap Value Portfolio      264,851,179  272,208,558

      T. Rowe Price Mid-Cap Growth Portfolio      202,724,742  207,871,825

      Turner Mid-Cap Growth Portfolio              34,975,711   35,876,316

      Van Kampen Comstock Portfolio                32,708,799   33,531,324

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2006 and the description and unrealized appreciation or depreciation were as follows:



Number of
                                                          Description                      Expiration Date
Contracts
                                         ---------------------------------------------- ----------------------
---------
PIMCO Inflation Protected Bond Portfolio Euro Dollar Futures                            March 2008 -
Long           78
                                         Euro Dollar Futures                            December 2007 -
Long       265
                                         Euro Dollar Futures                            June 2007 -
Long           265
                                         Euro Dollar Futures                            June 2007 -
Long           265
                                         Euro Dollar Futures                            March 2007 -
Long          187
                                         U.S. Treasury Bond Futures                     September 2006 - Short
(80)
                                         U.S. Treasury Note 10 Year Futures             September 2006 -
Long      473
                                         Germany Federal Republic Bonds 10 Year Futures September 2006 - Short
(70)
                                         U.S. Treasury Note 5 Year Futures              September 2006 -
Long      404
PIMCO Total Return Portfolio:            Germany Federal Republic Bonds 10 Year Futures September 2006 -
Long      777
                                         U.S. Treasury Note 5 Year Futures              September 2006 -
Long      558
                                         U.S. Treasury Note 10 Year Futures             September 2006 - Long
2,942
                                         Euro Dollar Futures                            December 2006 - Long
1,721
                                         Euro Dollar Futures                            March 2007 - Long
1,266
                                         Euro Dollar Futures                            June 2007 - Long
1,249
                                         Euro Dollar Futures                            September 2007 - Long
1,249
                                         Euro Dollar Futures                            December 2007 - Long
1,175
                                         Euro Dollar Futures                            March 2008 - Long
1,175

                                                        Unrealized
                                           Notional   Appreciation/
                                            Value     (Depreciation)
                                         ------------ --------------
PIMCO Inflation Protected Bond Portfolio  $18,437,250    $(87,750)
                                           62,636,063    (419,875)
                                           63,054,488    (454,863)
                                           63,062,025    (435,900)
                                           44,150,700    (363,813)
                                          (8,532,500)       17,969
                                           49,598,484    (279,929)
                                         (10,315,322)       48,303
                                           41,776,125    (212,078)
PIMCO Total Return Portfolio:              89,603,640    (528,864)
                                           57,700,687     (69,750)
                                          308,496,281  (1,631,218)
                                          406,177,513  (3,381,700)
                                          298,902,600  (1,254,312)
                                          295,045,025    (616,850)
                                          295,169,925    (502,938)
                                          277,725,938    (323,125)
                                          277,740,625    (279,062)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2006, were as follows:

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                             Value at    In exchange Appreciation/
      Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
      --------------- -------------------- ------------- ----------- --------------

         8/21/2006    30,000      CAD       $   26,947    $  26,908     $    39
                                                                        -------

                                                                        $    39
                                                                        =======

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       8/11/2006     1,225,000    AUD     $  944,169   $  908,740     $ 35,429

       8/21/2006     2,100,000    CAD      1,876,592    1,886,333       (9,741)

       9/13/2006    12,110,000    MXN      1,057,180    1,068,567      (11,387)

       8/11/2006     1,475,000    NZD        921,433      896,909       24,524
                                                                      --------

                                                                      $ 38,825
                                                                      ========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                          Value at    In exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

      7/14/2006      207,120,000   JPY   $ 1,812,651  $ 1,813,476   $    (825)

      8/15/2006    2,682,586,000   JPY    23,584,257   24,312,470    (728,213)

      9/29/2006          298,000   PLN        93,884       93,125         759

      9/22/2006        2,538,000   RUB        94,680       91,724       2,956

      9/29/2006        2,936,000   SEK        97,737       95,635       2,102
                                                                    ---------

                                                                    $(723,221)
                                                                    =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       7/27/2006       731,000    CAD     $   656,152  $   662,906  $     6,754

       7/20/2006     1,431,000    EUR       1,831,234    1,804,902      (26,332)

       7/31/2006    13,630,000    EUR      17,455,965   17,086,541     (369,424)

       8/31/2006    72,654,000    EUR      93,229,087   91,730,034   (1,499,053)

       9/29/2006    22,900,000    EUR      29,439,921   29,052,955     (386,966)
                                                                    -----------

                                                                    $(2,275,021)
                                                                    ===========

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006 for U.S. $  (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

     08/17/2006      486,000,000   CLP   $   902,136  $   911,307   $  (9,171)

     09/29/2006       26,300,000   CLP        48,803       48,337         467

     09/29/2006       26,300,000   CLP        48,803       48,461         342

     03/16/2007       48,636,000   CNY     6,237,735    6,300,000     (62,265)

     03/16/2007       14,677,500   CNY     1,882,440    1,900,000     (17,560)

     05/09/2007       15,171,728   CNY     1,956,269    1,976,000     (19,731)

     05/09/2007       48,114,108   CNY     6,203,917    6,266,000     (62,083)

     05/09/2007       31,954,000   CNY     4,120,205    4,158,511     (38,307)

     05/09/2007       75,083,162   CNY     9,681,354    9,779,000     (97,646)

     05/09/2007       19,159,000   CNY     2,470,395    2,495,149     (24,754)

     05/09/2007       11,377,000   CNY     1,466,970    1,483,118     (16,148)

     05/09/2007       18,204,000   CNY     2,347,256    2,371,239     (23,983)

     07/20/2006          387,000   EUR       495,240      486,814       8,425

     07/27/2006        1,946,000   GBP     3,599,820    3,587,247      12,573

     09/20/2006       25,991,000   INR       565,370      575,659     (10,289)

     07/13/2006    4,527,391,619   JPY    39,616,361   39,357,500     258,861

     08/15/2006    1,270,994,000   JPY    11,174,087   11,594,122    (420,035)

     08/15/2006      981,246,994   JPY     8,626,744    8,653,277     (26,533)

     08/15/2006      387,437,936   JPY     3,406,204    3,421,723     (15,519)

     08/15/2006    4,181,055,000   JPY    36,758,216   36,994,430    (236,214)

     07/26/2006    1,575,400,000   KRW     1,661,933    1,609,193      52,740

     08/24/2006      318,571,000   KRW       336,359      330,331       6,028

     09/21/2006      454,926,000   KRW       480,816      468,996      11,820

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006 for U.S. $  (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

     09/26/2006    1,575,400,000   KRW   $1,665,378   $1,647,563    $  17,814

     08/31/2006        8,040,000   MXN      709,962      756,279      (46,317)

     09/20/2006        4,305,000   MXN      379,715      400,186      (20,471)

     09/13/2006        1,341,000   PEN      410,496      401,617        8,878

     09/29/2006        1,127,000   PLN      355,059      352,188        2,871

     11/24/2006          465,178   PLN      146,847      150,944       (4,097)

     11/24/2006          636,822   PLN      201,031      206,754       (5,723)

     07/31/2006       20,523,000   RUB      765,030      732,781       32,249

     08/07/2006        7,755,000   RUB      289,166      275,391       13,776

     09/22/2006       11,712,000   RUB      436,916      423,274       13,642

     09/29/2006       10,261,500   RUB      382,739      379,353        3,386

     09/29/2006       10,261,500   RUB      382,739      379,465        3,273

     07/26/2006        1,216,000   SGD      768,815      753,875       14,940

     08/24/2006          463,000   SGD      293,128      286,103        7,025

     09/21/2006          659,000   SGD      417,788      409,139        8,650

     09/26/2006        1,216,000   SGD      771,103      763,819        7,284

     09/05/2006       20,360,000   SKK      677,558      659,647       17,911

     09/29/2006       12,765,000   SKK      424,935      415,798        9,137

     08/24/2006        9,051,000   TWD      281,274      284,891       (3,617)

     09/21/2006       12,779,000   TWD      398,327      402,235       (3,907)
                                                                    ---------

                                                                    $(652,278)
                                                                    =========

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                         Value at    In Exchange  Appreciation/
  Settlement Date Contracts to Deliver June 30, 2006 for U.S. $   (Depreciation)
  --------------- -------------------- ------------- ------------ --------------

     7/31/2006       26,300,000   CLP  $     48,346  $     48,824  $      (479)

     7/31/2006       26,300,000   CLP        48,479        48,824         (345)

     7/20/2006       30,000,000   EUR    37,838,610    38,390,660     (552,050)

     7/20/2006        2,700,000   EUR     3,391,092     3,455,159      (64,067)

     7/31/2006       32,026,000   EUR    39,730,975    41,015,755   (1,284,779)

     7/31/2006       33,458,000   EUR    41,942,882    42,849,719     (906,838)

     7/31/2006       26,661,000   EUR    34,000,293    34,144,790     (144,496)

     7/31/2006      123,598,000   EUR   158,937,758   158,292,176      645,582

     8/31/2006          114,000   EUR       143,786       146,284       (2,498)

     9/29/2006       88,474,000   EUR   112,245,902   113,740,942   (1,495,040)

     7/13/2006    1,255,181,928   JPY    10,920,000    10,983,309      (63,309)

     8/15/2006      697,430,000   JPY     6,364,342     6,131,534      232,807

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006 for U.S. $  (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

     8/15/2006     1,301,241,000   JPY   $11,899,998  $11,400,007  $   459,992

     8/15/2006     3,279,839,063   JPY    28,437,500   28,835,075     (397,575)

     7/26/2006     1,575,400,000   KRW     1,644,124    1,661,933      (17,809)

     9/13/2006         1,341,000   PEN       395,575      410,496      (14,920)

     9/29/2006         1,127,000   PLN       354,570      355,059         (489)

     11/24/2006        1,102,000   PLN       347,524      347,877         (353)

     7/31/2006        10,261,500   RUB       379,213      382,515       (3,302)

     7/31/2006        10,261,500   RUB       379,213      382,515       (3,302)

     7/26/2006         1,216,000   SGD       761,409      768,815       (7,406)

     9/5/2006         20,360,000   SKK       676,749      677,558         (809)

     9/29/2006        12,765,000   SKK       424,354      424,935         (581)
                                                                   -----------

                                                                   $(3,622,066)
                                                                   ===========

 AUD - Australian Dollar                MXN - Mexican Peso
 CAD - Canadian Dollar                  NZD - New Zealand Dollar
 CLP - Chilean Peso                     PEN - Peruvian Nuevo Sol
 CNY - China Yuan Renminbi              PLN - Polish Zloty
 EUR - Euro                             RUB - Russian Ruble
 GBP - British Pound                    SEK - Swedish Krona
 INR - Indian Rupee                     SGD - Singapore Dollar
 JPY - Japanese Yen                     SKK - Slovakian Koruna
 KRW - South Korean Won                 TWD - Taiwan Dollar

9. OPTIONS

During the period ended June 30, 2006 the following option contracts were written:

                                                 PIMCO                  PIMCO                    RCM
                                          Inflation Protected        Total Return         Global Technology
                                            Bond Portfolio            Portfolio               Portfolio
                                         --------------------  -----------------------  ---------------------
                                          Number of             Number of               Number of
                                          Contracts   Premium   Contracts     Premium   Contracts   Premium
                                         ----------  --------  -----------  ----------  --------- -----------
Options outstanding at December 31, 2005        134  $ 44,580  198,400,230  $1,867,081     4,892  $ 1,107,926
Options written......................... 22,702,812   518,611  245,702,166   2,180,956    18,334    4,362,286
Options bought back.....................         --        --  (63,700,000)   (461,825)  (19,741)  (4,982,996)
Options closed and expired..............       (134)  (44,580) (62,201,270)   (934,499)   (1,189)    (199,310)
Options exercised.......................         --        --           --          --        --           --
                                         ----------  --------  -----------  ----------   -------  -----------
Options outstanding at June 30, 2006.... 22,702,812  $518,611  318,201,126  $2,651,713     2,296  $   287,906
                                         ==========  ========  ===========  ==========   =======  ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


10. SWAP AGREEMENTS

Open swap agreements at June 30, 2006, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                                Value
- --------------- ---------- ------------------------------------------------------------------ ----------

   400,000  USD  9/20/2006 Agreement with Morgan Stanley Capital Services, Inc., dated        $      245
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.8% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

   100,000  USD  6/20/2006 Agreement with Morgan Stanley Capital Services, Inc., dated                38
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.7% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

40,000,000  USD 12/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated          (453,274)
                           7/3/2006 to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.00%.

 7,500,000  USD 12/20/2008 Agreement with Goldman Sachs International dated 6/16/2006 to         (84,989)
                           receive semi-annually the notional amount multiplied by USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

   100,000  USD  6/20/2011 Agreement with Lehman Brothers, dated 5/4/2006 to receive               1,888
                           quarterly the notional amount multiplied by 3.4% and to pay par in the event of default of General Motors Acceptance Corp. due
                           6/10/2011.

 5,100,000  USD 12/20/2011 Agreement with Lehman Brothers dated 6/14/2006 to receive semi-       140,767
                           annually the notional amount multiplied by 3 month USD-LIBOR-
                           BBA and to pay semi-annually notional amount multiplied by
                           5.00%.

 6,200,000  USD 12/20/2013 Agreement with Lehman Brothers dated 7/19/2006 to receive semi-       240,115
                           annually the notional amount multiplied by 3 month USD-LIBOR-
                           BBA and to pay semi-annually notional amount multiplied by
                           5.00%.

47,400,000  USD 12/20/2016 Agreement with Goldman Sachs International dated 6/7/2006 to        2,588,179
                           receive semi-annually the notional amount multiplied by USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

28,000,000  USD 12/20/2016 Agreement with J.P. Morgan Chase Bank dated 06/09/2006 to           1,528,882
                           receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5.00%.

15,600,000  USD 12/20/2016 Agreement with Bank of America N.A., dated 6/7/2006 to receive        851,806
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

 4,500,000  USD 12/20/2016 Agreement with Lehman Brothers dated 6/8/2006 to receive semi-        245,713
                           annually the notional amount multiplied by 3 month USD-LIBOR-
                           BBA and to pay semi-annually notional amount multiplied by
                           5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                                Value
- --------------- ---------- ------------------------------------------------------------------ ----------

   100,000  USD 12/20/2016 Agreement with Morgan Stanley Capital Services, Inc. dated         $   (5,460)
                           6/5/2006 to pay quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBR and to receive annually the notional
                           amount multiplied by 5.00%.

 9,300,000  USD 12/20/2036 Agreement with Lehman Brothers dated 6/21/2006 to receive semi-     1,034,628
                           annually the notional amount multiplied by 3 month USD-LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

 4,200,000  USD 12/20/2036 Agreement with Morgan Stanley Capital Services, Inc. dated            467,251
                           6/14/2006 to pay quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBR and to receive annually the notional
                           amount multiplied by 5.00%.

 9,400,000  EUR  6/17/2015 Agreement with Goldman Sachs Capital Markets, L.P. dated             (224,827)
                           8/5/2005 to pay annually the notional amount multiplied by 4.50%
                           and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

10,000,000  GBP  6/15/2008 Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay          (29,390)
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                              ----------

                                                                                              $6,301,572
                                                                                              ==========

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                                 Description                                Value
- --------------- ---------- --------------------------------------------------------------------- --------

2,800,000  USD   9/20/2006 Agreement with Lehman Brothers Specials Financing , Inc. dated        $    757
                           7/26/2005 to receive quarterly the notional amount multiplied by
                           1.65% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

4,100,000  USD   3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to           5,752
                           receive semi-annually the notional amount multiplied by 0.61% and to pay par in the event of default of Russian Federation 5.00% (step-up)
                           due 3/31/2030.

  600,000  USD   5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive          1,832
                           semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of Russian Federation 2.250% due 3/31/2030.

1,800,000  USD   6/20/2007 Agreement with J.P. Morgan Chase Bank dated 4/5/2005 to receive        (32,461)
                           quarterly the notional amount multiplied by 4.60% and to pay par in the event of default of General Motors Corp. 7.125% due 7/15/2013.

  400,000  USD   9/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated 9/26/2005    3,621
                           to receive semi-annually the notional amount multiplied by 1.20% and to pay par in the event of default of Republic of Columbia 10.375%
                           due 01/28/2033.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly       (10,508)
                           the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation 7.125% due
                           2/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                               Description                                Value
- ---------------  ---------- ------------------------------------------------------------------ -----------

  1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay             $   (11,753)
                            quarterly the notional amount multiplied by 0.53% and to
                            receive par in the event of default of Lockheed Martin
                            Corporation 8.20% due 12/1/2009.

  1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                 (22,654)
                            quarterly the notional amount multiplied by 0.97% and to
                            receive par in the event of default of Goodrich Corporation
                            7.625% due 12/15/2012.

    300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay            (7,602)
                            quarterly the notional amount multiplied by 1.35% and to
                            receive par in the event of default of Capital One Financing
                            Corporation 8.750% due 2/1/2007.

  4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated            124,329
                            4/14/2005 to receive semi-annually the notional amount
                            multiplied by 2.10% and to pay par in event of default of
                            underlying sovereign entities of the Dow Jones CDX Emerging
                            Markets Index.

  2,500,000  USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-             48,263
                            annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

    500,000  USD  9/20/2010 Agreement with Merrill Lynch International dated 7/27/2005 to          (19,698)
                            receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor Credit Co. 7.00%
                            due 10/1/2013.

  1,300,000  USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated              30,373
                            11/05/2005 to pay semi-annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of
                            Turkey 11.875% due 1/15/2030.

  1,000,000  USD 10/20/2010 Agreement with Lehman Brothers dated 9/29/2005 to pay semi-             26,612
                            annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

147,300,000  USD 12/20/2011 Agreement with J. P. Morgan Chase Bank, dated 6/8/2006 to           (4,065,676)
                            receive semi-annually the notional amount multiplied by 5.00%
                            and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 71,500,000  USD 12/20/2011 Agreement with Lehman Brothers dated 6/8/06 to pay semi-            (1,973,495)
                            annually the notional amount multiplied by 3 month USD-LIBOR-
                            BBA and to receive semi-annually notional amount multiplied by 5.00%.

  9,000,000  USD 12/20/2011 Agreement with Morgan Stanley Capital Services, Inc., dated           (248,412)
                            6/8/2006 to pay semi-annually the notional amount multiplied by
                            3 month USD-LIBOR-BBA and to receive semi-annually notional amount multiplied by 5.00%.

 41,600,000  USD  6/15/2012 Agreement with Lehman Brothers dated 6/5/06 to pay semi-             2,271,482
                            annually the notional amount multiplied by 3 month USD-LIBOR-
                            BBA and to receive semi-annually notional amount multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                              Description                               Value
- --------------- ---------- ---------------------------------------------------------------- -----------

16,900,000  USD 12/20/2016 Agreement with Bank of America N.A., dated 6/5/06 to receive     $   922,790
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

 5,800,000  USD 12/20/2016 Agreement with J.P.Morgan Chase Bank, Inc. dated 6/9/06 to           316,697
                           receive semi-annually the notional amount multiplied by 3 month
                           USD-LIBOR-BBA and to pay semi-annually notional amount
                           multiplied by 5.00%.

   700,000  USD 12/20/2036 Agreement with Morgan Stanley Capital Services, Inc. dated           (77,875)
                           11/23/2005 to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA and to receive semi-annually
                           notional amount multiplied by 5.00%.

 9,000,000  USD  7/25/2045 Agreement with Lehman Brothers dated 01/24/06 to pay quarterly       (26,138)
                           the notional amount multiplied by 0.54% and to receive par in event of default of underlying sovereign entities of the
                           ABX.HE.A.06-01.

14,800,000  EUR 12/15/2011 Agreement with Merrill Lynch Capital Services, Inc., dated           127,736
                           6/30/2006 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the
                           6 month EUR-EURIBOR-Telerate.

 2,500,000  EUR 12/15/2011 Agreement with Merrill Lynch Capital Services, Inc., dated            10,579
                           6/30/2006 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the
                           6 month EUR-EURIBOR-Telerate.

94,700,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated         1,604,411
                           3/16/2005 to receive semi-annually the notional amount
                           multiplied by 5.00% and pay semi-annually multiplied by the 6 month EUR-EURIBOR-Telerate.

25,000,000  EUR 12/15/2014 Agreement with J.P.Morgan Chase Bank, Inc. dated 11/16/2005 to       503,404
                           receive annually the notional amount multiplied by the 6 month
                           EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.00%.

 2,600,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to             (62,186)
                           receive annually the notional amount multiplied by the 6 month
                           EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

29,800,000  GBP  6/21/2016 Agreement with Morgan Stanley Capital Services, Inc. dated          (315,720)
                           6/16/206 to receive semi-annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the 6 month GBP-
                           LIBOR-BBA.

14,100,000  GBP  5/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated        (1,575,418)
                           11/15/2005 to receive semi-annually the notional amount
                           multiplied by the 6 month GBP-LIBOR-BBA and pay semi-annually the notional amount multiplied by 5.00%

16,200,000  GBP  6/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated          (124,546)
                           11/15/2005 to receive semi-annually the notional amount
                           multiplied by 5.00% and to pay semi-annually the notional
                           amount multiplied by the 6 month GBP-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                              Description                              Value
- --------------- ---------- --------------------------------------------------------------- -----------

20,700,000  GBP  6/18/2034 Agreement with Morgan Stanley Capital Services, Inc. dated      $(2,298,352)
                           11/23/2005 to receive semi-annually the notional amount
                           multiplied by 5.00% and pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

37,000,000  GBP 12/20/2036 Agreement with Bank of America N.A., dated 6/20/2006 to receive  (4,116,261)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.
                                                                                           -----------

                                                                                           $(8,990,117)
                                                                                           ===========

EUR - Euro
GBP - British Pound
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2005 and 2004 were as follows:

                                                 Ordinary Income     Long-Term Capital Gain          Total
- -                                            ----------------------- ----------------------
-----------------------
                                                2005        2004        2005        2004       2005        2004
- -                                            ----------- ----------- ----------- ---------- -----------
-----------

Met/AIM Small Cap Growth Portfolio           $        -- $        -- $10,822,850 $       -- $10,822,850 $
--

Batterymarch Growth and Income Portfolio              --          --          --         --          --
--

Batterymarch Mid-Cap Stock Portfolio                  --     508,893   2,217,847  5,360,391   2,217,847
5,869,284

Dreman Small-Cap Value Portfolio                  76,612          --          --         --      76,612
--

Federated High Yield Portfolio                        --   6,213,875          --         --          --
6,213,875

Cyclical Growth ETF Portfolio                     71,487          --          --         --      71,487
--

Cyclical Growth and Income ETF Portfolio          39,258          --          --         --      39,258
--

Goldman Sachs Mid-Cap Value Portfolio         19,958,326   2,754,228   8,787,001         --  28,745,327
2,754,228

Harris Oakmark International Portfolio         6,157,521      75,188  10,199,548         --  16,357,069
75,188

Janus Aggressive Growth Portfolio                     --          --     819,936         --     819,936
--

Janus Capital Appreciation Portfolio                  --          --          --         --          --
--

Lazard Mid-Cap Portfolio                      16,954,128          --  17,832,117         --  34,786,245
--

Legg Mason Partners Managed Assets Portfolio      45,070   6,765,497   1,756,536  2,452,309   1,801,606
9,217,806

Legg Mason Value Equity Portfolio                     --          --          --         --          --
--

Loomis Sayles Global Markets Portfolio                --          --          --         --          --
--

Lord Abbett America's Value Portfolio             40,236     691,296      88,399    206,401     128,635
897,697

Lord Abbett Bond Debenture Portfolio          69,689,907  42,393,056          --         --  69,689,907
42,393,056

Lord Abbett Growth and Income Portfolio       30,923,010  12,686,365  60,761,683         --  91,684,693
12,686,365

Lord Abbett Growth Opportunities Portfolio       265,896          --   3,988,975         --   4,254,871
--

Lord Abbett Mid-Cap Value Portfolio            2,764,730   1,208,159  11,112,087  6,548,817  13,876,817
7,756,976

Mercury Large-Cap Core Portfolio                      --     649,324          --         --          --
649,324

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain           Total
- -                                          ----------------------- -----------------------
-----------------------
                                              2005        2004        2005        2004        2005        2004
- -                                          ----------- ----------- ----------- ----------- -----------
-----------

MetLife Aggressive Strategy Portfolio      $ 6,470,051 $   415,966 $   262,878 $   264,513 $ 6,732,929 $   680,479

MetLife Balanced Strategy Portfolio         38,754,270  14,606,246   1,056,753     897,795  39,811,023  15,504,041

MetLife Defensive Strategy Portfolio         3,629,504   2,169,357          --      68,531   3,629,504   2,237,888

MetLife Growth Strategy Portfolio           33,556,016   7,536,446     932,296   1,105,742  34,488,312   8,642,188

MetLife Moderate Strategy Portfolio         13,969,899   6,421,397          --     295,434  13,969,899   6,716,831

MFS(R) Emerging Markets Equity Portfolio            --          --          --          --          --          --

MFS(R) Research International Portfolio     30,734,372   1,492,983  22,914,081          --  53,648,453   1,492,983

MFS(R) Value Portfolio                       1,312,624     510,816   2,691,799     389,047   4,004,423     899,863

Neuberger Berman Real Estate Portfolio              --   9,887,285     677,197      67,672     677,197   9,954,957

Oppenheimer Capital Appreciation Portfolio   5,834,260  22,602,474   5,599,872  24,825,441  11,434,132  47,427,915

PIMCO Inflation Protected Bond Portfolio     1,500,102  44,049,051      66,877      52,200   1,566,979  44,101,251

PIMCO Total Return Portfolio                   488,706  96,677,207  13,857,166          --  14,345,872  96,677,207

Pioneer Fund Portfolio                              --     285,115          --          --          --     285,115

Pioneer Mid-Cap Value Portfolio                111,896          --          --          --     111,896          --

Met/Putnam Capital Opportunities Portfolio     121,974          --          --          --     121,974          --

RCM Global Technology Portfolio              1,349,811     152,842     250,251          --   1,600,062     152,842

Third Avenue Small Cap Value Portfolio         906,001   9,110,042   1,550,917   5,228,107   2,456,918  14,338,149

T. Rowe Price Mid-Cap Growth Portfolio              --          --  15,056,102          --  15,056,102          --

Turner Mid-Cap Growth Portfolio              1,969,639          --   5,347,971          --   7,317,610          --

Van Kampen Comstock Portfolio               17,136,862          --          --          --  17,136,862          --

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed   Unrealized
                                           Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                            Income         Gain      (Depreciation)   and Deferrals        Total
- -                                        ------------- ------------- -------------- ------------------
------------

Met/AIM Small Cap Growth Portfolio        $10,690,344   $31,525,973   $ 63,965,853    $          --
$106,182,170

Batterymarch Growth and Income Portfolio           --            --             --               --
--

Batterymarch Mid-Cap Stock Portfolio        9,018,223    27,205,882     25,064,235               --
61,288,340

Dreman Small-Cap Value Portfolio               29,138            --        336,121               --
365,259

Federated High Yield Portfolio              6,446,628            --        (62,006)     (13,291,427)
(6,906,805)

Cyclical Growth ETF Portfolio                   8,314            --        154,316               --
162,630

Cyclical Growth and Income ETF Portfolio        2,962            --         22,089               --
25,051

Goldman Sachs Mid-Cap Value Portfolio       2,137,188     2,092,859     37,355,988               --
41,586,035

Harris Oakmark International Portfolio     38,766,255    39,099,831    288,413,616               --
306,279,702

Janus Aggressive Growth Portfolio          20,061,282    27,684,296    121,190,512       (4,202,418)
164,733,672

Janus Capital Appreciation Portfolio               --            --    434,722,686     (297,909,626)
136,813,060

Lazard Mid-Cap Portfolio                   16,529,036    26,126,989      5,443,883               --
48,099,908

Legg Mason Value Equity Portfolio                 146           160        155,058               --
155,364

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                             Undistributed Undistributed   Unrealized
                                               Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                                Income         Gain      (Depreciation)   and Deferrals
Total
- -                                            ------------- ------------- -------------- ------------------
------------

Legg Mason Partners Managed Assets Portfolio  $ 6,698,506  $  7,614,448   $ 26,494,647     $         --    $
40,807,601

Loomis Sayles Global Markets Portfolio                 --            --             --
--              --

Lord Abbett America's Value Portfolio           2,327,817       612,412      3,371,866               --
6,312,095

Lord Abbett Bond Debenture Portfolio           84,438,328            --     (8,822,346)     (17,615,381)
58,000,601

Lord Abbett Growth and Income Portfolio        41,609,500   236,253,460    308,265,563      (26,108,235)
560,020,287

Lord Abbett Growth Opportunities Portfolio             --     4,132,757      7,508,966       (3,859,305)
7,782,418

Lord Abbett Mid-Cap Value Portfolio             4,250,815    30,290,467     62,798,301               --
97,339,583

Mercury Large-Cap Core Portfolio                  289,946            --     19,515,454      (63,229,519)
(43,424,119)

MetLife Aggressive Strategy Portfolio             777,027     4,673,452     55,575,320               --
61,025,799

MetLife Balanced Strategy Portfolio             2,338,613    23,634,001    172,351,125               --
198,323,739

MetLife Defensive Strategy Portfolio              630,984     2,470,116      7,681,645               --
10,782,745

MetLife Growth Strategy Portfolio               3,096,238    21,380,014    215,301,413               --
239,777,665

MetLife Moderate Strategy Portfolio             1,408,241     9,076,153     40,925,337               --
51,409,731

MFS(R) Emerging Markets Equity Portfolio               --            --             --
--              --

MFS(R) Research International Portfolio        71,841,028    43,010,934    129,685,180      (10,690,365)
233,846,777

MFS(R) Value Portfolio                             61,630       389,518      8,088,621               --
8,539,769

Neuberger Berman Real Estate Portfolio         37,919,586    11,514,229     58,158,380               --
107,592,195

Oppenheimer Capital Appreciation Portfolio      3,257,552     9,068,906    104,873,823       (1,063,702)
116,136,579

PIMCO Inflation Protected Bond Portfolio       56,011,938       623,854    (29,732,813)              --
26,902,979

PIMCO Total Return Portfolio                   75,074,684            --    (11,107,641)     (18,386,213)
45,580,830

Pioneer Fund Portfolio                            389,928            --      8,206,408      (13,217,771)
(4,621,435)

Pioneer Mid-Cap Value Portfolio                       137            --        257,614           (1,643)
256,108

Met/Putnam Capital Opportunities Portfolio      1,238,519     5,545,794      5,033,921       (5,215,767)
26,602,467

RCM Global Technology Portfolio                        --            --     32,055,708       (7,701,459)
24,354,249

Third Avenue Small Cap Value Portfolio         10,891,504    63,128,055    196,471,642               --
270,491,201

T. Rowe Price Mid-Cap Growth Portfolio          2,981,276    22,828,542    149,109,174               --
174,918,992

Turner Mid-Cap Growth Portfolio                   120,405     2,922,069     33,457,987               --
36,500,461

Van Kampen Comstock Portfolio                  13,872,698            --     15,070,466               --
28,943,164

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On May 1, 2006, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of Federated Stock Portfolio, a series of TST, ("Federated Stock") pursuant to a plan of reorganization approved by Federated Stock shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 1,016,486 Class B shares of Growth and Income (valued at $1,196.4 Million) in exchange for the 1,773,115 Class A shares of Federated Stock outstanding on April 28, 2006. Federated Stock Class A net assets at that date ($27.3 Million), including $2,884,780 of unrealized appreciation and approximately $5,462,887 of accumulated net realized gains, were combined with those of Growth and Income Class B. The aggregate Class B net assets of Growth and Income and Class A of Federated Stock immediately before the acquisition were $1,196,462,432 and $27,312,987, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $1,223,775,419.

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                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



12. ACQUISITIONS - CONTINUED

On May 1, 2006, Harris Oakmark International Portfolio ("Harris Oakmark") acquired all the net assets of Mondrian International Stock Portfolio, a series of TST, ("Mondrian International") pursuant to a plan of reorganization approved by Mondrian International shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 12,568,324 Class A shares of Harris Oakmark (valued at $850.6 Million) in exchange for the 16,088,645 Class A shares of Mondrian International outstanding on April 28, 2006. Mondrian International Class A net assets at that date ($214.8 Million), including $44,877,012 of unrealized appreciation and approximately $4,029,045 of accumulated net realized losses, were combined with those of Harris Oakmark Class A. The aggregate Class A net assets of Harris Oakmark and Mondrian International immediately before the acquisition were $850,651,198 and $214,792,652, respectively. The aggregate Class A net assets of Harris Oakmark immediately after the acquisition were $1,065,443,850.

On May 1, 2006, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Convertible Securities Portfolio, a series of TST, ("Convertible Securities") pursuant to a plan of reorganization approved by Convertible Securities shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 8,485,998 Class A shares of Bond Debenture (valued at $981.1 Million) in exchange for the 8,068,461 Class A shares of Convertible Securities outstanding on April 28, 2006. Convertible Securities Class A net assets at that date ($100.2 Million), including $6,800,593 of unrealized appreciation and approximately $5,091,411 of accumulated net realized gains, were combined with those of Bond Debenture Class A. The aggregate Class A net assets of Bond Debenture and Convertible Securities immediately before the acquisition were $981,050,225 and $100,219,524, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $1,081,269,749.

On May 1, 2006, Met/AIM Small Cap Growth Portfolio ("Met/AIM") acquired all the net assets of Style Focus Series: Small Cap Growth Portfolio, a series of TST, ("Style Focus") pursuant to a plan of reorganization approved by Style Focus shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 670,445 Class A shares of Met/AIM (valued at $271.2 Million) in exchange for the 715,654 Class A shares of Style Focus outstanding on April 28, 2006. Style Focus Class A net assets at that date ($9.1 Million), including $1,296,475 of unrealized appreciation and approximately $362,204 of accumulated net realized gains, were combined with those of Met/AIM Class A. The aggregate Class A net assets of Met/AIM and Style Focus immediately before the acquisition were $271,272,413 and $9,138,167, respectively. The aggregate
Class A net assets of Met/AIM immediately after the acquisition were $280,410,580.

On May 1, 2006, Legg Mason Value Equity Portfolio ("Value Equity") acquired all the net assets of MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., ("MFS Investors") pursuant to a plan of reorganization approved by MFS Investors shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 5,304,737 Class A shares of Value Equity (valued at $3.1 Million) in exchange for the 5,954,932 Class A shares of MFS Investors, 4,919,414 Class B shares of Value Equity (valued at $29.4 Million) in exchange for the 5,505,682 Class B shares of MFS Investors and 2,226,012 Class E shares of Value Equity (valued at $10.0 Thousand) in exchange for the 2,496,689 Class E shares of MFS Investors. MFS Investors Class A net assets at that date ($56.0 Million), including $7,451,570 of unrealized appreciation and approximately $9,093,918 Million of accumulated net realized gains, were combined with those of Value Equity Class A. MFS Investors Class B net assets at that date ($51.9 Million), including $7,423,569 of unrealized appreciation and $2,999,089 Million of accumulated net realized gains, were combined with those of Value Equity Class B. MFS Investors Class E net assets at that date ($23.5 Million), including $3,153,729 of unrealized appreciation and $1,333,851 Million of accumulated net realized gains, were combined with those of Value Equity Class E. The aggregate Class A net assets of Value Equity and MFS Investors immediately before the acquisition were $3,153,591 and $55,964,976, respectively. The aggregate Class A net assets of Value Equity immediately after the acquisition were $59,118,567. The aggregate Class B net assets of Value Equity and MFS Investors immediately before the acquisition were $29,399,561 and 51,850,624, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $81,250,185. The aggregate Class E net assets of Value Equity and MFS Investors immediately before the acquisition were $10,000 and $23,484,428, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $23,494,428.

On May 1, 2006, Batterymarch Growth and Income Portfolio (the "Batterymarch Portfolio") commenced operations after acquiring all the net assets of The Travelers Growth and Income Stock Account for Variable Annuities (the "Travelers Account") pursuant to a plan of reorganization approved by Travelers Account unit holders on April 27, 2006. In a tax-free transaction, the Travelers Account contributed net assets of $491,658,847 including unrealized gains of $69,772,560, in exchange for 23,717,262 Class A shares of the Batterymarch Portfolio.

13. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



14. SUBSEQUENT EVENTS

(a) On May 23, 2006, Federated Investment Management Company resigned as the investment adviser for the Federated High Yield Portfolio. On August 10, 2006, the Board of Trustees of the Trust approved BlackRock Financial Management, Inc. as the new investment adviser for the Portfolio. Effective August 21, 2006, the Portfolio will change its name to the BlackRock High Yield Portfolio and the new investment adviser will be BlackRock Financial Management, Inc.

(b) On August 10, 2006, the Board of Trustees of the Trust approved the Manager terminating Janus Capital Management LLC as the investment adviser to the Janus Aggressive Growth Portfolio and appointing CAM North America LLC as the new investment adviser. Effective October 1, 2006, the Portfolio will change its name to the Legg Mason Aggressive Growth Portfolio and the new investment adviser will be CAM North America LLC.

(c) On August 10, 2006, the Board of Trustees of the Trust approved the Manager terminating Lord Abbett & Co. LLC as the investment adviser to the Lord Abbett Growth Opportunities Portfolio and appointing Morgan Stanley Investment Management, Inc. as the new investment adviser. Effective October 1, 2006, the Portfolio will change its name to the Van Kampen Mid-Cap Growth Portfolio and the new investment adviser will be Morgan Stanley Investment Management, Inc.

(d) On or about October 1, 2006, it is anticipated that Merrill Lynch Investment Managers, L.P. ("Merrill Lynch") will become an indirect, majority owned subsidiary of BlackRock, Inc. (the "Transaction"). The Transaction is deemed to result in a change in control (an "assignment" under the 1940 Act) of Merrill Lynch resulting in the automatic termination of the Investment Advisory Agreement by and between the Manager and Merrill Lynch on behalf of the Mercury Large-Cap Core Portfolio. On August 10, 2006, the Board of Trustees of the Trust approved Black Advisors, Inc. as the new investment adviser for the Portfolio upon the closing of the Transaction. The Board also approved changing the name of the Portfolio from the Mercury Large Cap Core Portfolio to the BlackRock Large-Cap Core Portfolio.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

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

APPROVAL OF MANAGEMENT AGREEMENTS AND INVESTMENT ADVISORY AGREEMENTS

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 15, 2006, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees") as defined in the 1940 Act, initially approved the Management Agreement between the Trust and the Manager with respect to the Loomis Sayles Global Markets Portfolio (the "Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Loomis Sayles & Company LLP ("Loomis Sayles" or the "Adviser").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as the investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing Loomis Sayles, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the estimated total expense ratio was above the median of the peer group for the Portfolio selected by an independent third party. In this regard, the Board noted the Manager's commitment to the expense limitation agreement with the Portfolio. The Board also noted that the Manager pays the advisory fees out of the management fee it receives from the Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Loomis Sayles based on a number of factors relating to Loomis Sayles' ability to perform under the Advisory Agreement. These factors included: Loomis Sayles' management style and long-term performance record with comparable funds; Loomis Sayles' current level of staffing and its overall resources; Loomis Sayles' financial condition; and Loomis Sayles' compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Loomis Sayles' costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Loomis Sayles in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. It was noted that Loomis Sayles does not currently manage any other institutional clients that are similar to the Loomis Sayles Global Markets Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Loomis Sayles, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

It was noted that the Board had reviewed information regarding Loomis Sayles practices regarding soft dollars and best execution. The Board also noted that Loomis Sayles, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Loomis Sayles selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Loomis Sayles is affiliated with registered broker-dealers. It was noted that Loomis Sayles does not currently use affiliated broker dealers to execute client transactions. The Board concluded that the benefits accruing to Loomis Sayles and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Loomis Sayles' management style and long-term performance record with comparable funds. The Board noted that the Loomis Sayles Global Markets Equity Fund, which is also advised by Loomis Sayles, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2005, the Loomis Sayles Global Markets Equity Fund had outperformed the S&P 500(R) Index over the one-, three-, five- and ten-year periods and since inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Loomis Sayles was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Loomis Sayles with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 15, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the MFS(R) Emerging Markets Equity Portfolio (the "Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Massachusetts Financial Services Company ("MFS" or the "Adviser").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing MFS, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the estimated total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. The Board also noted that the Manager pays the advisory fees out of the management fee it receives from the Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the

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

Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board of Trustees approved the Advisory Agreement between the Manager and MFS based on a number of factors relating to MFS's ability to perform under the Advisory Agreement. These factors included: MFS' management style and long-term performance record with comparable funds; MFS current level of staffing and its overall resources; MFS' financial condition; and MFS' compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated MFS' costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to MFS in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by MFS, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that MFS, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While MFS selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. The Board noted that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to MFS by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed MFS' management style and performance record with comparable funds. The Board noted that the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2005, the MFS(R) Emerging Markets Equity Fund had outperformed the MSCI Emerging Markets Index over the one-, three-, five-year periods, and had generally strong performance since its inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement would be paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and MFS was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of MFS with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

BATTERYMARCH MID-CAP STOCK PORTFOLIO
BATTERYMARCH GROWTH AND INCOME PORTFOLIO
DREMAN SMALL-CAP VALUE PORTFOLIO
FEDERATED HIGH YIELD PORTFOLIO
JANUS CAPITAL APPRECIATION PORTFOLIO
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
MERCURY LARGE-CAP CORE PORTFOLIO
MFS(R) VALUE PORTFOLIO
PIONEER FUND PORTFOLIO
PIONEER MID-CAP VALUE PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 15, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to Batterymarch Mid-Cap Stock Portfolio, Batterymarch Growth and Income Portfolio, Dreman Small-Cap Value Portfolio, Federated High Yield Portfolio, Janus Capital Appreciation Portfolio, Legg Mason Partners Managed Assets Portfolio, Mercury Large-Cap Core Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio and Pioneer Mid-Cap Value Portfolio (each, a "Portfolio", collectively, the "Portfolios"). The Board of Trustees, including the Disinterested Trustees, initially approved each of the following investment advisory agreements (each an "Advisory Agreement") between the Manager and:

   (i) Batterymarch Financial Management, Inc. ("Batterymarch") on behalf of the Batterymarch Mid-Cap Stock Portfolio,

  (ii) Batterymarch on behalf of the Batterymarch Growth and Income Portfolio,

 (iii) Dreman Value Management L.L.C. ("Dreman") on behalf of the Dreman Small-Cap Value Portfolio,

  (iv) Federated Investment Management Company ("Federated") on behalf of the Federated High Yield Portfolio,

   (v) Janus Capital Management LLC ("Janus") on behalf of the Janus Capital Appreciation Portfolio,

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

  (vi) Batterymarch on behalf of the Legg Mason Partners Managed Assets
       Portfolio,

 (vii) Western Asset Management Company ("WAM") on behalf of the Legg Mason Partners Managed Assets Portfolio,

(viii) Merrill Lynch Investment Managers, L.P. ("Merrill Lynch") on behalf of the Mercury Large-Cap Core Portfolio,

  (ix) MFS on behalf of the MFS(R) Value Portfolio,

   (x) Pioneer Investment Management, Inc. ("Pioneer") on behalf of the Pioneer Fund Portfolio and

  (xi) Pioneer on behalf of the Pioneer Mid-Cap Value Portfolio.

Batterymarch, Dreman, Federated, Janus, Merrill Lynch, MFS, Pioneer and WAM are each referred to herein as an "Adviser" and collectively, as the "Advisers".

In approving the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to each Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to each Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the selection of each respective Adviser for the Portfolio and oversight of each Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the respective Portfolio. Based on its consideration and review of the foregoing information, the Board determined that each Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing each Adviser and compliance with each respective Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to each Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating each Adviser. The Board also examined the fees to be paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing a Portfolio's fee.

The Board noted that the estimated total expense ratio for each Portfolio was generally below the median of the peer group for the respective Portfolio selected by an independent third party. It was noted that MFS(R) Value Portfolio's total expense ratio appeared higher but this was attributable to the Portfolio's small asset size. The Board also noted the Manager's commitment to the expense limitation agreement with each Portfolio. It was noted that the Batterymarch Growth and Income Portfolio also had breakpoints with respect to the expense limitation agreement in order that the expense cap would match the advisory fee due to its conversion from a managed separate account to a mutual fund. The Board also noted that the Manager pays the advisory fees out of the management fees it receives from the Portfolios. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to each Portfolio were fair and reasonable. The Board also concluded that the Manager's anticipated level of profitability from its relationship with respect to each Portfolio was reasonable.

The Board noted that the management fee schedule for each Portfolio except for the Batterymarch Mid-Cap Stock Portfolio and the Legg Mason Partners Managed Assets Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolios grow. The Board also noted that if a Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from each Portfolio.

In considering the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and each Adviser based on a number of factors relating to each Adviser's ability to perform under the respective Advisory Agreement. These factors included: each Adviser's management style and long-term performance record with comparable funds; each Adviser's current level of staffing and its overall resources; each Adviser's financial condition; and each Adviser's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to the applicable Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee to be paid each Adviser with respect to each Portfolio was fair and reasonable.

In approving each Advisory Agreement, the Board reviewed each Adviser's management style and performance record with comparable funds.

The Board noted that the Managed Assets Trust has substantially similar investment objectives, policies and strategies as the Legg Mason Partners Managed Assets Portfolio. It was noted that Batterymarch provided performance for composites that have been similarly managed since the Managed Assets Trust was managed by TIMCO. As of December 31, 2005, the U.S. Large Cap Equity Composite had outperformed its benchmarks, the S&P 500 Index and the Russell 1000 Index for the one-, three- and five-year periods ended December 31, 2005.

The Board noted that the Disciplined Mid Cap Stock Portfolio has substantially similar investment objectives, policies and strategies as the Batterymarch Mid-Cap Stock Portfolio. It was noted that Batterymarch provided performance for composites that have been similarly managed since the Disciplined MidCap Stock Portfolio was managed by TIMCO. As of December 31, 2005, the U.S. MidCap Equity Composite had outperformed its benchmark the S&P MidCap 400 Index for the one-, three- and five-year periods ended December 31, 2005.

The Board noted that the Travelers Growth and Income Stock Account for Variable Annuities has substantially similar investment objectives, policies and strategies as the Batterymarch Growth and Income Portfolio. It was noted that Batterymarch provided performance for composites that have been similarly managed since the Managed Assets Trust was managed by TIMCO. As of December 31, 2005, the U.S. Core Composite and the U.S. Core Full Discretion Composite had outperformed their benchmark, the Lehman Brother Aggregate Index, for three-, five- and ten-year periods ended December 31, 2005. It was noted that for the one-year period ended December 31, 2005, the 2.3% return of the U.S. Core Composite slightly lagged the 2.4% return of the benchmark index, while the U.S. Core Full Discretion Composite posted a 3.1% return during the period.

The Board noted that TST's Style Focus Series: Small Cap Value Portfolio, advised by Dreman and TIMCO, has substantially similar investment objectives, policies and strategies as the Dreman Small-Cap Value Portfolio. It was noted that the Portfolio would be managed only by Dreman. As of December 31, 2005, the Dreman Small Cap Value Fund, a similarly managed fund, had outperformed it benchmarks, the Russell 2000 Value Index and the Russell 2000 Index, for the one-, three-, five-, and ten-year periods ending December 31, 2005.

The Board noted that the Federated High Yield Portfolio of TST, which is also advised by Federated, has substantially similar investment objectives, policies, and strategies as the Federated High Yield Portfolio. As of December 31, 2005, the Federated High Yield Portfolio had outperformed its benchmark, the Lehman Brothers High Yield 2% Issuer Constrained Index for the five-year and since inception periods ending December 31, 2005. It was noted the Portfolio lagged its Index for the one- and three- year periods ending December 31, 2005. The Board took into account management's discussion of the Portfolio's performance.

The Board noted that the Capital Appreciation Fund, which is also advised by Janus, has substantially similar investment objectives, policies, and strategies as the Janus Capital Appreciation Portfolio. As of December 31, 2005, the Capital Appreciation Fund had outperformed its benchmarks, the S&P 500 Index and the Russell 1000 Growth Index during the quarter ended
December 31, 2005 with a 6.76% return versus returns of 2.09% and 2.98%, respectively for the Indexes. The Capital Appreciation Fund outperformed the Indexes for the one-, three-, five- and ten-year periods ended
December 31, 2005 with the exception of its five-year return versus the S&P 500 Index.

The Board noted that the Mercury Large Cap Portfolio of TST, which is also advised by Mercury, has substantially similar investment objectives, policies, and strategies as the Mercury Large-Cap Portfolio. As of December 31, 2005, the Mercury Large-Cap Core Portfolio of TST had outperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ending
December 31, 2005.

The Board noted that the MFS(R) Value Portfolio of TST, which is also advised by MFS, has substantially similar investment objectives, policies, and strategies as the MFS(R) Value Portfolio. As of December 31, 2005, the MFS(R) Value Portfolio had slightly lagged its benchmark, the Russell 1000 Value Index for the one-year, three-year and since inception periods ending December 31, 2005. The Board took into account management's discussion of the Portfolio's performance.

The Board noted that TST's Pioneer Fund Portfolio, advised by Pioneer, has substantially similar investment objectives, policies and strategies as the Pioneer Fund Portfolio. As of December 31, 2005, the Pioneer Fund Portfolio had outperformed its benchmark, the S&P 500 Index, for the one-year and since inception periods ending December 31, 2005 and the similarly managed Pioneer Fund had outperformed the S&P 500 Index for one-, five- and ten-year periods ended December 31, 2005.

The Board noted that TST's Pioneer Mid Cap Value Portfolio, advised by Pioneer, has substantially similar investment objectives, policies and strategies as the Pioneer Mid-Cap Value Portfolio. As of December 31, 2005, the Pioneer Mid Cap Value Portfolio of TST had lagged its benchmark, the Russell Midcap Value Index for the one-, three- and five-year periods ending December 31, 2005. The Board took into account management's discussion of the Portfolio's performance.

It was noted that the Board had reviewed information regarding each Adviser's practices regarding soft dollars and best execution. The Board also noted that certain Advisers (MFS, Dreman and Federated), through its respective relationship as an Adviser to the applicable Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. The Board noted that each Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to MFS, Dreman or Federated by virtue of the respective Adviser's relationship to the respective Portfolio are fair and reasonable.

In considering the profitability to each Adviser of its relationship with each Portfolio, the Board noted that the fees under each Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to each Adviser from its relationship with each Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Adviser's management of each Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for each Portfolio except Batterymarch Growth & Income and Batterymarch Mid-Cap Stock Portfolios contained breakpoints that reduced the fee rate on assets above specified levels.

In considering each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on May 24, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the investment advisory agreement (the "Advisory Agreement") with respect to the Legg Mason Partners Managed Portfolio (the "Portfolio") between the Manager and CAM North America LLC ("CAM" or the "Adviser").

The Board of Trustees approved the Advisory Agreement between the Manager and CAM based on a number of factors relating to CAM's ability to perform under the Advisory Agreement. These factors included: CAM's management style and long-term performance record with comparable funds; CAM's current level of staffing and its overall resources; CAM's financial condition; and CAM's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

It was noted that there would be no advisory fee paid to CAM, an affiliate of the Portfolio's other current Advisers, under the Advisory Agreement since Met Investors Advisory LLC was currently paying advisory fees to both Western Asset Management Company and Batterymarch Financial Management, Inc., affiliates of CAM, to manage the Portfolio's fixed income and equity portions.

In approving the Advisory Agreement, the Board reviewed CAM's management style and long-term performance record, including for a fund comparable to the portion of the Portfolio that the Adviser would manage. The Trustees noted that the Legg Mason Partners Convertible Fund outperformed its benchmarks for the one-, three-, and five-year periods ended March 31, 2006.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that no advisory fee will be paid under the Advisory Agreement. The Board noted that the fees paid to the Adviser's affiliates under the Portfolio's other Advisory Agreement's were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser and its affiliates from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and CAM was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of CAM with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

Metropolitan Series Fund, Inc.

Pro Forma Combining Financial Statements (Unaudited)
June 30, 2006

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Metropolitan Series Fund, Inc., Western Asset Management High Yield Bond Portfolio ("WAM High Yield") in exchange for shares of BlackRock High Yield Portfolio ("BlackRock High Yield") at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, BlackRock High Yield, and the results of operations of BlackRock High Yield for pre-combination periods will not be restated.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the WAM High Yield and BlackRock High Yield, as though the reorganization occurred as of June 30, 2006.

The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2006 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the WAM High Yield and BlackRock High Yield, which are incorporated by reference in the Statement of Additional Information.


----------------------
Pro Forma Statement of Investments as of 06/30/06 (Unaudited)

Domestic Bonds & Debt Securities            Security Description                                                   Rate
--------------------------------            --------------------                                                   ----
Advertising                                 Advanstar Communications, Inc.                                          10.750%, due
Advertising                                 Advanstar Communications, Inc.                                          12.000%, due
Advertising                                 Advanstar, Inc.                                                         15.000%, due
Advertising                                 Lamar Media Corp.                                                        6.625%, due
Advertising                                 WDAC Subsidiary Corp.                                                    8.375%, due


Aerospace & Defense                         Alliant Techsystems, Inc.                                                6.750%, due
Aerospace & Defense                         Argo-Tech Corp.                                                          9.250%, due
Aerospace & Defense                         BE Aerospace, Inc.                                                       8.875%, due
Aerospace & Defense                         DRS Technologies, Inc.                                                   6.625%, due
Aerospace & Defense                         DRS Technologies, Inc.                                                   7.625%, due
Aerospace & Defense                         K&F Acquisition, Inc.                                                    7.750%, due
Aerospace & Defense                         L-3 Communications Corp.                                                 6.125%, due
Aerospace & Defense                         L-3 Communications Corp.                                                 6.375%, due
Aerospace & Defense                         Moog, Inc.                                                               6.250%, due
Aerospace & Defense                         TransDigm, Inc. (144A)                                                   7.750%, due


Agriculture                                 Eurofresh, Inc.                                                         11.500%, due
Agriculture                                 Reynolds American, Inc.                                                  7.750%, due


Apparel & Textiles                          Phillips-Van Heusen Corp.                                                8.125%, due


Auto Components                             Advanced Accessory Systems LLC                                          10.750%, due
Auto Components                             American Tire Distributors Holdings, Inc.                               10.750%, due
Auto Components                             Commercial Vehicle Group, Inc.                                           8.000%, due
Auto Components                             Cooper Standard Automotive, Inc.                                         8.375%, due
Auto Components                             Hertz Corp.                                                              8.875%, due
Auto Components                             Keystone Automotive Operations, Inc.                                     9.750%, due
Auto Components                             Rexnord Corp.                                                           10.125%, due
Auto Components                             Stanadyne Corp. Series 1                                                10.000%, due
Auto Components                             Stanadyne Holdings, Inc.                                                    --%, due
Auto Components                             Stoneridge, Inc.                                                        11.500%, due
Auto Components                             Tenneco Automotive, Inc.                                                 8.625%, due
Auto Components                             TRW Automotive, Inc.                                                     9.375%, due
Auto Components                             TRW Automotive, Inc.                                                    11.000%, due
Auto Components                             United Components, Inc.                                                  9.375%, due
Auto Components                             Visteon Corp.                                                            8.250%, due


Automobiles                                 General Motors Corp.                                                     7.125%, due
Automobiles                                 General Motors Corp.                                                     8.250%, due
Automobiles                                 General Motors Corp.                                                     8.375%, due


Automotive Loans                            Ford Motor Co.                                                           8.900%, due
Automotive Loans                            Ford Motor Credit Co.                                                    7.250%, due
Automotive Loans                            Ford Motor Credit Co.                                                    7.000%, due
Automotive Loans                            Ford Motor Credit Co.                                                    7.450%, due
Automotive Loans                            Ford Motor Credit Co. (144A)                                            10.486%, due


Beverages                                   Constellation Brands, Inc.                                               8.000%, due
Beverages                                   Cott Beverages USA, Inc.                                                 8.000%, due


Biotechnology                               Fisher Scientific International, Inc.                                    6.125%, due


Building Materials                          Associated Materials, Inc.                                               1.000%, due
Building Materials                          Associated Materials, Inc.                                               9.750%, due
Building Materials                          Goodman Global Holding Co., Inc.                                         8.329%, due
Building Materials                          Goodman Global Holding Co., Inc.                                         7.875%, due
Building Materials                          Interline Brands, Inc.                                                   8.125%, due
Building Materials                          Nortek, Inc.                                                             8.500%, due
Building Materials                          NTK Holdings, Inc.                                                      10.750%, due
Building Materials                          Panolam Industries International, Inc.                                  10.750%, due
Building Materials                          Ply Gem Industries, Inc.                                                 9.000%, due
Building Materials                          Texas Industries, Inc.                                                   7.250%, due
Building Materials                          U.S. Concrete, Inc.                                                      8.375%, due
Building Materials                          U.S. Concrete, Inc. (144A)                                               8.375%, due


Business Services                           Lamar Media Corp.                                                        7.250%, due
Business Services                           R.H. Donnelley Corp. (144A)                                              6.875%, due
Business Services                           RH Donnelley Corp.                                                       6.875%, due
Business Services                           RH Donnelley Corp.                                                       8.875%, due


Capital Markets                             E*Trade Financial Corp.                                                  7.875%, due


Chemicals                                   Equistar Chemicals LP/Equistar Funding Corp.                            10.125%, due
Chemicals                                   Huntsman International LLC                                              10.125%, due
Chemicals                                   Huntsman International, LLC                                              9.875%, due
Chemicals                                   IMC Global, Inc.                                                        10.875%, due
Chemicals                                   Innophos, Inc.                                                           8.875%, due
Chemicals                                   Lyondell Chemical Co.                                                    9.500%, due
Chemicals                                   Lyondell Chemical Co.                                                    9.625%, due
Chemicals                                   Nalco Co.                                                                8.875%, due
Chemicals                                   PQ Corp.                                                                 7.500%, due
Chemicals                                   Rhodia S.A.                                                              7.625%, due
Chemicals                                   Rhodia S.A.                                                             10.250%, due
Chemicals                                   Rockwood Specialties Group, Inc.                                         7.625%, due
Chemicals                                   Union Carbide Chemicals & Plastics Co., Inc.                             7.875%, due
Chemicals                                   Union Carbide Corp.                                                      7.500%, due


Commercial Services & Supplies              Alderwoods Group, Inc.                                                   7.750%, due
Commercial Services & Supplies              Avis Budget Car Rental, LLC (144A)                                       7.625%, due
Commercial Services & Supplies              Brand Services, Inc.                                                    12.000%, due
Commercial Services & Supplies              Carriage Services, Inc.                                                  7.875%, due
Commercial Services & Supplies              Education Management Corp. (144A)                                        8.750%, due
Commercial Services & Supplies              Education Management LLC                                                10.250%, due
Commercial Services & Supplies              Hertz Corp.                                                             10.500%, due
Commercial Services & Supplies              Insurance Auto Auctions, Inc.                                           11.000%, due
Commercial Services & Supplies              iPayment, Inc.                                                           9.750%, due
Commercial Services & Supplies              NationsRent Cos., Inc.                                                   9.500%, due
Commercial Services & Supplies              NationsRent, Inc.                                                        9.500%, due


Computers & Peripherals                     Activant Solutions, Inc.                                                 9.500%, due
Computers & Peripherals                     Seagate Technology HDD Holdings                                          8.000%, due
Computers & Peripherals                     SMART Modular Technologies, Inc.                                        11.008%, due


Containers & Packaging                      Ball Corp.                                                               6.625%, due
Containers & Packaging                      Berry Plastics Corp.                                                    10.750%, due
Containers & Packaging                      Crown Americas, LLC                                                      7.750%, due
Containers & Packaging                      Crown Cork & Seal Co., Inc.                                              7.375%, due
Containers & Packaging                      Crown Cork & Seal Finance, Plc.                                          7.000%, due
Containers & Packaging                      Graphic Packaging International Corp.                                    8.500%, due
Containers & Packaging                      Graphic Packaging International Corp.                                    9.500%, due
Containers & Packaging                      Greif, Inc.                                                              8.875%, due
Containers & Packaging                      Owens-Brockway Glass Container, Inc.                                     6.750%, due
Containers & Packaging                      Owens-Brockway Glass Container, Inc.                                     7.750%, due
Containers & Packaging                      Owens-Brockway Glass Container, Inc.                                     8.875%, due
Containers & Packaging                      Owens-Illinois, Inc.                                                     8.100%, due
Containers & Packaging                      Plastipak Holdings, Inc.                                                 8.500%, due
Containers & Packaging                      Russell-Stanley Holdings, Inc. *                                         9.000%, due
Containers & Packaging                      Smurfit-Stone Container Enterprises, Inc.                                8.375%, due
Containers & Packaging                      Smurfit-Stone Container Enterprises, Inc.                                9.750%, due


Electric Utilities                          AES China Generating Co., Ltd.                                           8.250%, due
Electric Utilities                          AES Corp. (The)                                                          8.875%, due
Electric Utilities                          AES Corp. (The) (144A)                                                   9.000%, due
Electric Utilities                          Calpine Generating Co., LLC *                                            9.096%, due
Electric Utilities                          CMS Energy Corp.                                                         7.500%, due
Electric Utilities                          Edison Mission Energy                                                    7.730%, due
Electric Utilities                          Edison Mission Energy                                                    7.750%, due
Electric Utilities                          Edison Mission Energy (144A)                                             7.500%, due
Electric Utilities                          FPL Energy National Wind                                                 6.125%, due
Electric Utilities                          Inergy Finance Corp.                                                     8.250%, due
Electric Utilities                          Inergy LP/Inergy Finance Corp.                                           6.875%, due
Electric Utilities                          Midwest Generation, LLC                                                  8.560%, due
Electric Utilities                          Mirant Americas Generation, LLC                                          9.125%, due
Electric Utilities                          Nevada Power Co.                                                         9.000%, due
Electric Utilities                          Nevada Power Co.                                                         5.875%, due
Electric Utilities                          Nevada Power Co.                                                         6.500%, due
Electric Utilities                          NorthWestern Corp.                                                       5.875%, due
Electric Utilities                          NRG Energy, Inc.                                                         7.250%, due
Electric Utilities                          NRG Energy, Inc.                                                         7.375%, due
Electric Utilities                          PSEG Energy Holdings LLC                                                 8.625%, due
Electric Utilities                          PSEG Energy Holdings LLC                                                10.000%, due
Electric Utilities                          Reliant Energy, Inc.                                                     9.250%, due
Electric Utilities                          Sierra Pacific Resources                                                 6.750%, due
Electric Utilities                          TECO Energy, Inc.                                                        6.750%, due
Electric Utilities                          VeraSun Energy                                                           9.875%, due


Electrical Components & Equipment           Superior Essex Communications LLC/Essex Group, Inc.                      9.000%, due


Energy                                      Atlas Pipeline Partners, L.P.                                            8.125%, due
Energy                                      Northwest Pipeline Corp. (144A)                                          7.000%, due


Energy                                      Pacific Energy Partners LP / Pacific Energy Finance Corp.                6.250%, due
Energy                                      SemGroup LP                                                              8.750%, due
Energy                                      SESI, LLC (144A)                                                         6.875%, due
Energy                                      Sonat, Inc.                                                              6.625%, due
Energy                                      Sonat, Inc.                                                              7.625%, due
Energy                                      Transcontinental Gas Pipe Line Corp.                                     6.400%, due


Entertainment & Leisure                     AMC Entertainment, Inc.                                                  9.875%, due
Entertainment & Leisure                     AMC Entertainment, Inc.                                                  8.625%, due
Entertainment & Leisure                     AMC Entertainment, Inc.                                                  9.420%, due
Entertainment & Leisure                     AMC Entertainment, Inc.                                                 11.000%, due
Entertainment & Leisure                     Cinemark USA, Inc.                                                       9.000%, due
Entertainment & Leisure                     Cinemark, Inc.                                                           9.750%, due
Entertainment & Leisure                     Herbst Gaming, Inc.                                                      7.000%, due


Entertainment & Leisure                     HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp.           9.818%, due
Entertainment & Leisure                     Jacobs Entertainment, Inc.                                               9.750%, due
Entertainment & Leisure                     Penn National Gaming, Inc.                                               6.750%, due
Entertainment & Leisure                     Steinway Musical Instruments, Inc.                                       7.000%, due
Entertainment & Leisure                     Tunica-Biloxi Gaming Authority                                           9.000%, due
Entertainment & Leisure                     Universal City Development Partners                                     11.750%, due
Environmental Services                      Allied Waste North America, Inc.                                         7.125%, due
Environmental Services                      Allied Waste North America, Inc.                                         6.125%, due
Environmental Services                      Allied Waste North America, Inc.                                         9.250%, due
Environmental Services                      Clean Harbors, Inc.                                                     11.250%, due
Environmental Services                      IMCO Recycling, Inc.                                                    10.375%, due
Financial - Diversified                     AAC Group Holding Corp.                                                 10.250%, due
Financial - Diversified                     AAC Group Holding Corp.                                                 12.750%, due
Financial - Diversified                     AMR HoldCo, Inc./EmCare HoldCo, Inc.                                    10.000%, due
Financial - Diversified                     BCP Crystal U.S. Holdings Corp.                                          9.625%, due
Financial - Diversified                     Calpoint Receivable Structured Trust 2001 (144A)                         7.440%, due
Financial - Diversified                     CCM Merger, Inc. (144A)                                                  8.000%, due
Financial - Diversified                     CitiSteel USA, Inc.                                                     12.490%, due
Financial - Diversified                     CitiSteel USA, Inc. (144A)                                              15.000%, due
Financial - Diversified                     Crystal U.S. Holdings 3 LLC                                                 --%, due
Financial - Diversified                     Foamex Capital Corp. (144A)                                             13.500%, due
Financial - Diversified                     Galaxy Entertainment Finance Co., Ltd.                                   9.875%, due
Financial - Diversified                     General Motors Acceptance Corp.                                          6.875%, due
Financial - Diversified                     General Motors Acceptance Corp.                                          6.875%, due
Financial - Diversified                     General Motors Acceptance Corp.                                          8.000%, due
Financial - Diversified                     Global Cash Access LLC/Global Cash Finance Corp.                         8.750%, due
Financial - Diversified                     H&E Finance Corp.                                                       11.125%, due
Financial - Diversified                     Hexion US Finance Corp./Hexion Nova Scotia Finance ULC                   9.000%, due
Financial - Diversified                     HNS Finance Corp. (144A)                                                 9.500%, due
Financial - Diversified                     JSG Funding                                                              9.625%, due
Financial - Diversified                     Montell Finance Co., BV                                                  8.100%, due
Financial - Diversified                     Nalco Finance Holdings LLC                                               1.000%, due
Financial - Diversified                     Nell AF SARL                                                             8.375%, due
Financial - Diversified                     Southern Star Central Corp.                                              6.750%, due
Financial - Diversified                     Ucar Finance, Inc.                                                      10.250%, due
Financial - Diversified                     UGS Capital Corp. II (144A)                                             10.380%, due
Financial - Diversified                     UGS Corp.                                                               10.000%, due
Financial - Diversified                     Visant Corp.                                                             7.625%, due
Financial - Diversified                     Visant Holding Corp.                                                        --%, due
Financial - Diversified                     Xerox Capital Trust I                                                    8.000%, due


Food & Drug Retailing                       ASG Consolidated LLC/ASG Finance, Inc.                                   1.000%, due
Food Products                               B&G Foods, Inc.                                                          8.000%, due
Food Products                               Birds Eye Foods, Inc.                                                   11.875%, due
Food Products                               Del Monte Corp.                                                          6.750%, due
Food Products                               Delhaize America, Inc.                                                   9.000%, due
Food Products                               Dole Food Co., Inc.                                                      8.875%, due
Food Products                               Eagle Family Foods, Inc.                                                 8.750%, due
Food Products                               Michael Foods, Inc.                                                      8.000%, due
Food Products                               Pierre Foods, Inc.                                                       9.875%, due
Food Products                               Pilgrim's Pride Corp.                                                    9.250%, due
Food Products                               Smithfield Foods, Inc.                                                   7.750%, due


Food Retailers                              Couch-Tard US LP/Couche-Tard Finance Corp.                               7.500%, due


Foreign Government                          Federative Republic of Brazil                                            8.000%, due


Health Care Equipment & Supplies            CDRV Investors, Inc.                                                     9.625%, due
Health Care Equipment & Supplies            Leiner Health Products, Inc.                                            11.000%, due
Health Care Equipment & Supplies            Safety Products Holdings, Inc.                                          11.750%, due
Health Care Equipment & Supplies            Vanguard Health Holding Co. II                                           9.000%, due
Health Care Equipment & Supplies            VWR International, Inc.                                                  8.000%, due
Health Care Equipment & Supplies            WH Holdings Ltd./WH Capital Corp.                                        9.500%, due


Health Care Providers & Services            Accellent, Inc.                                                         10.500%, due
Health Care Providers & Services            Ameripath, Inc.                                                         10.500%, due
Health Care Providers & Services            Bio-Rad Laboratories, Inc.                                               6.125%, due
Health Care Providers & Services            Concentra Operating Corp.                                                9.500%, due
Health Care Providers & Services            CRC Health Corp.                                                        10.750%, due
Health Care Providers & Services            DaVita, Inc.                                                             7.250%, due
Health Care Providers & Services            HCA, Inc.                                                                6.500%, due
Health Care Providers & Services            HCA, Inc.                                                                7.500%, due
Health Care Providers & Services            HCA, Inc.                                                                8.750%, due
Health Care Providers & Services            HCA, Inc.                                                                6.750%, due
Health Care Providers & Services            HCA, Inc.                                                                7.500%, due
Health Care Providers & Services            HCA, Inc.                                                                6.375%, due
Health Care Providers & Services            IASIS Healthcare, LLC                                                    8.750%, due
Health Care Providers & Services            National Mentor Holdings, Inc.                                          11.250%, due
Health Care Providers & Services            Omnicare, Inc.                                                           6.875%, due
Health Care Providers & Services            Psychiatric Solutions, Inc.                                              7.750%, due
Health Care Providers & Services            Tenet Healthcare Corp.                                                   6.875%, due
Health Care Providers & Services            Tenet Healthcare Corp.                                                   7.375%, due
Health Care Providers & Services            Tenet Healthcare Corp.                                                   9.875%, due
Health Care Providers & Services            Triad Hospitals, Inc.                                                    7.000%, due


Hotels, Restaurants & Leisure               155 East Tropicana LLC/155 East Tropicana Finance Corp.                  8.750%, due
Hotels, Restaurants & Leisure               Aztar Corp.                                                              7.875%, due
Hotels, Restaurants & Leisure               Boyd Gaming Corp.                                                        7.750%, due
Hotels, Restaurants & Leisure               Boyd Gaming Corp.                                                        8.750%, due
Hotels, Restaurants & Leisure               Boyd Gaming Corp.                                                        6.750%, due
Hotels, Restaurants & Leisure               Caesars Entertainment, Inc.                                              8.125%, due
Hotels, Restaurants & Leisure               Caesars Entertainment, Inc.                                              7.875%, due
Hotels, Restaurants & Leisure               Carrols Corp.                                                            9.000%, due
Hotels, Restaurants & Leisure               Dave & Buster's, Inc.                                                   11.250%, due
Hotels, Restaurants & Leisure               Gaylord Entertainment Co.                                                6.750%, due
Hotels, Restaurants & Leisure               Inn of the Mountain Gods Resort & Casino                                12.000%, due
Hotels, Restaurants & Leisure               Intrawest Corp.                                                          7.500%, due
Hotels, Restaurants & Leisure               Isle of Capri Casinos, Inc.                                              7.000%, due
Hotels, Restaurants & Leisure               Kerzner International, Ltd.                                              6.750%, due
Hotels, Restaurants & Leisure               Landry's Restaurants, Inc.                                               7.500%, due
Hotels, Restaurants & Leisure               Las Vegas Sands Corp.                                                    6.375%, due
Hotels, Restaurants & Leisure               Majestic Star Casino LLC                                                 9.500%, due
Hotels, Restaurants & Leisure               Mandalay Resort Group                                                    9.500%, due
Hotels, Restaurants & Leisure               Mandalay Resort Group                                                    8.500%, due
Hotels, Restaurants & Leisure               Mandalay Resort Group                                                    9.375%, due
Hotels, Restaurants & Leisure               MGM MIRAGE, Inc.                                                         9.750%, due
Hotels, Restaurants & Leisure               MGM MIRAGE, Inc.                                                        10.250%, due
Hotels, Restaurants & Leisure               Mohegan Tribal Gaming Authority                                          7.125%, due
Hotels, Restaurants & Leisure               MTR Gaming Group, Inc.                                                   9.000%, due
Hotels, Restaurants & Leisure               MTR Gaming Group, Inc.                                                   9.750%, due
Hotels, Restaurants & Leisure               River Rock Entertainment Authority                                       9.750%, due
Hotels, Restaurants & Leisure               Royal Caribbean Cruises Ltd.                                             7.250%, due
Hotels, Restaurants & Leisure               Royal Caribbean Cruises, Ltd.                                            8.000%, due
Hotels, Restaurants & Leisure               San Pasqual Casino                                                       8.000%, due
Hotels, Restaurants & Leisure               Starwood Hotels & Resorts Worldwide, Inc.                                7.375%, due
Hotels, Restaurants & Leisure               Starwood Hotels & Resorts Worldwide, Inc.                                7.875%, due
Hotels, Restaurants & Leisure               Station Casinos, Inc.                                                    6.000%, due
Hotels, Restaurants & Leisure               Station Casinos, Inc.                                                    6.500%, due
Hotels, Restaurants & Leisure               Wynn Las Vegas LLC/Wynn Las Vegas Capital                                6.625%, due


Household Products                          ALH Finance LLC/ALH Finance Corp.                                        8.500%, due
Household Products                          American Achievement Corp.                                               8.250%, due
Household Products                          Ames True Temper, Inc.                                                  10.000%, due
Household Products                          Beazer Homes USA, Inc.                                                   6.875%, due
Household Products                          Beazer Homes USA, Inc. (144A)                                            8.125%, due
Household Products                          Church & Dwight Co., Inc.                                                6.000%, due
Household Products                          Glenoit Corp. *                                                         11.000%, due
Household Products                          Hovnanian Enterprises, Inc.                                              6.375%, due
Household Products                          Jacuzzi Brands, Inc.                                                     9.625%, due
Household Products                          Jarden Corp.                                                             9.750%, due
Household Products                          KB Home                                                                  6.375%, due
Household Products                          KB Home                                                                  8.625%, due
Household Products                          KB Home                                                                  9.500%, due
Household Products                          Norcraft Cos. LP/Norcraft Finance Corp.                                  9.000%, due
Household Products                          Norcraft Holdings LP/Norcraft Capital Corp.                              9.750%, due
Household Products                          Sealy Mattress Co.                                                       8.250%, due
Household Products                          Simmons Bedding Co.                                                         --%, due
Household Products                          Simmons Bedding Co.                                                      7.875%, due
Household Products                          Spectrum Brands, Inc.                                                    7.375%, due
Household Products                          Spectrum Brands, Inc.                                                    8.500%, due
Household Products                          Visant Holdings Corp.                                                    8.750%, due
Household Products                          William Lyon Homes, Inc.                                                10.750%, due


Household Products/Wares                    American Greetings                                                       7.375%, due

Industrial - Diversified                    Amsted Industries, Inc.                                                 10.250%, due
Industrial - Diversified                    Covalence Specialty Materials Corp.                                     10.250%, due
Industrial - Diversified                    Da-Lite Screen Co., Inc.                                                 9.500%, due
Industrial - Diversified                    Koppers, Inc.                                                            9.875%, due
Industrial - Diversified                    Neenah Co.                                                              11.000%, due
Industrial - Diversified                    Norcross Safety Products LLC/Norcoss Capital Co.                         9.875%, due
Industrial - Diversified                    Nutro Products, Inc. (144A)                                              9.230%, due
Industrial - Diversified                    Nutro Products, Inc.                                                    10.750%, due
Industrial - Diversified                    Reddy Ice Holdings, Inc.                                                10.500%, due
Industrial - Diversified                    Ryerson Tull, Inc.                                                       9.125%, due
Industrial - Diversified                    Stena AB                                                                 7.000%, due


Insurance                                   Crum & Forster Holdings Corp.                                           10.375%, due

Internet & Catalog Retail                   FTD, Inc.                                                                7.750%, due
Leisure Equipment & Products                Knowledge Learning Center, Inc.                                          7.750%, due
Leisure Equipment & Products                Pinnacle Entertainment, Inc.                                             8.750%, due


Machinery                                   BGF Industries, Inc.                                                    10.250%, due
Machinery                                   Case New Holland, Inc.                                                   9.250%, due
Machinery                                   Clark Material Handling Company *                                       10.750%, due
Machinery                                   Hexcel Corp.                                                             6.750%, due
Machinery                                   Terex Corp.                                                              7.375%, due


Media                                       Affinion Group, Inc. (144A)                                             10.125%, due
Media                                       AM/FM, Inc.                                                              8.000%, due
Media                                       CBD Media Holdings LLC                                                   9.250%, due
Media                                       CCH I Holdings LLC                                                       9.920%, due
Media                                       CCH I LLC                                                               11.000%, due
Media                                       CCO Holdings, LLC                                                        9.454%, due
Media                                       Charter Communications                                                  10.250%, due
Media                                       Charter Communications Holdings, LLC                                     8.625%, due
Media                                       Charter Communications Holdings, LLC                                     9.625%, due
Media                                       Charter Communications Holdings, LLC                                    10.750%, due
Media                                       Charter Communications Operating, LLC (144A)                             8.375%, due
Media                                       CMP Susquehanna Corp. (144A)                                             9.875%, due
Media                                       CSC Holdings, Inc.                                                       7.625%, due
Media                                       CSC Holdings, Inc.                                                       7.625%, due
Media                                       CSC Holdings, Inc.                                                       7.250%, due
Media                                       CSC Holdings, Inc., Senior Notes                                         7.875%, due
Media                                       Dex Media, Inc.                                                          8.000%, due
Media                                       Dex Media, Inc.                                                          9.000%, due
Media                                       DirecTV Holdings LLC/DirectTV Financing Co.                              8.375%, due
Media                                       DirecTV Holdings LLC/DirectTV Financing Co.                              6.375%, due
Media                                       EchoStar DBS Corp.                                                       6.625%, due
Media                                       EchoStar DBS Corp.                                                       5.750%, due
Media                                       EchoStar DBS Corp.                                                       6.375%, due
Media                                       EchoStar DBS Corp. (144A)                                                7.125%, due
Media                                       Houghton Mifflin Co.                                                     7.200%, due
Media                                       Houghton Mifflin Co.                                                     8.250%, due
Media                                       Houghton Mifflin Co.                                                    11.500%, due
Media                                       IESY Repository GMBH                                                    10.375%, due
Media                                       Kabel Deutschland GMBH                                                  10.625%, due
Media                                       LIN Television Corp.                                                     6.500%, due
Media                                       LodgeNet Entertainment Corp.                                             9.500%, due
Media                                       NBC Aquisition Corp.                                                    11.000%, due
Media                                       Nebraska Book Co., Inc.                                                  8.625%, due
Media                                       NTL Cable, Plc.                                                          8.750%, due
Media                                       Quebecor Media, Inc.                                                     7.750%, due
Media                                       Radio One, Inc.                                                          6.375%, due
Media                                       Rainbow National Services LLC                                           10.375%, due
Media                                       Rainbow National Services, LLC (144A)                                    8.750%, due
Media                                       Reader's Digest Association, Inc.                                        6.500%, due
Media                                       Shaw Communications, Inc.                                                7.250%, due
Media                                       Sinclair Broadcast Group, Inc.                                           8.000%, due
Media                                       Sirius Satellite Radio, Inc.                                             9.625%, due
Media                                       Videotron                                                                6.375%, due
Media                                       XM Satellite Radio, Inc.                                                 9.750%, due
Media                                       XM Satellite Radio, Inc. (144A)                                          9.649%, due


Metals & Mining                             Hawk Corp.                                                               8.750%, due
Metals & Mining                             International Coal Group, Inc. (144A)                                   10.250%, due
Metals & Mining                             Metals USA, Inc. (144A)                                                 11.125%, due
Metals & Mining                             Mueller Group, Inc.                                                     10.000%, due
Metals & Mining                             Mueller Group, Inc.                                                         --%, due
Metals & Mining                             RathGibson, Inc. (144A)                                                 11.250%, due
Metals & Mining                             Republic Technologies International LLC/RTI Capital Corp.               13.750%, due
Metals & Mining                             Steel Dynamics, Inc.                                                     9.500%, due
Metals & Mining                             United States Steel Corp.                                               10.750%, due
Metals & Mining                             United States Steel Corp.                                                9.750%, due
Metals & Mining                             Valmont Industries, Inc.                                                 6.875%, due


Mining                                      Compass Minerals International, Inc.                                    12.750%, due
Mining                                      Compass Minerals International, Inc.                                     1.000%, due


Office Furnishing & Supplies                Danka Business Systems PLC                                              11.000%, due
Office Furnishing & Supplies                IKON Office Solutions, Inc.                                              7.750%, due
Office Furnishing & Supplies                Tempur-Pedic, Inc./Tempur Production USA, Inc.                          10.250%, due
Office Furnishing & Supplies                Xerox Corp.                                                              6.400%, due
Office Furnishing & Supplies                Xerox Corp.                                                              9.750%, due
Office Furnishing & Supplies                Xerox Corp.                                                              7.625%, due


Oil & Gas                                   Belden & Blake Corp.                                                     8.750%, due
Oil & Gas                                   Compagnie Generale de Geophysique S.A.                                   7.500%, due
Oil & Gas                                   Compagnie Generale de Geophysique S.A. (144A)                            7.500%, due
Oil & Gas                                   Dresser-Rand Group, Inc.                                                 7.375%, due
Oil & Gas                                   Dynegy Holdings, Inc.                                                    7.125%, due
Oil & Gas                                   Dynegy Holdings, Inc. (144A)                                             8.375%, due
Oil & Gas                                   El Paso CGP Co.                                                          6.700%, due
Oil & Gas                                   El Paso Corp.                                                            6.950%, due
Oil & Gas                                   El Paso Corp.                                                            8.050%, due
Oil & Gas                                   El Paso Corp.                                                            7.800%, due
Oil & Gas                                   El Paso Corp. (144A)                                                     6.700%, due
Oil & Gas                                   El Paso Production Holding Co.                                           7.750%, due
Oil & Gas                                   Exco Resources, Inc.                                                     7.250%, due
Oil & Gas                                   Forest Oil Corp.                                                         8.000%, due
Oil & Gas                                   Grant Prideco, Inc.                                                      6.125%, due
Oil & Gas                                   Holly Energy Partners, L.P.                                              6.250%, due
Oil & Gas                                   Mariner Energy, Inc. (144A)                                              7.500%, due
Oil & Gas                                   Newfield Exploration Co.                                                 6.625%, due
Oil & Gas                                   Pacific Energy Partners LP / Pacific Energy Finance Corp.                7.125%, due
Oil & Gas                                   PetroHawk Energy Corp. (144A)                                            9.125%, due
Oil & Gas                                   Pogo Producing Co.                                                       8.250%, due
Oil & Gas                                   Pogo Producing Co.                                                       6.625%, due
Oil & Gas                                   Pogo Producing Co. (144A)                                                7.875%, due
Oil & Gas                                   Pride International, Inc.                                                7.375%, due
Oil & Gas                                   Range Resources Corp.                                                    6.375%, due
Oil & Gas                                   Range Resources Corp.                                                    7.375%, due
Oil & Gas                                   SEMCO Energy, Inc.                                                       7.125%, due
Oil & Gas                                   Tennessee Gas Pipeline Co.                                               7.500%, due
Oil & Gas                                   Tennessee Gas Pipeline Co.                                               8.375%, due
Oil & Gas                                   Transcontinental Gas Pipe Line Corp.                                     8.875%, due
Oil & Gas                                   Whiting Peteroleum Corp.                                                 7.250%, due
Oil & Gas                                   Williams Companies, Inc.                                                 7.625%, due
Oil & Gas                                   Williams Companies, Inc.                                                 7.875%, due
Oil & Gas                                   Williams Cos., Inc.                                                      7.125%, due


Oil & Gas Exploration & Production          Basic Energy Services, Inc.                                              7.125%, due
Oil & Gas Exploration & Production          Chesapeake Energy Corp.                                                  6.250%, due
Oil & Gas Exploration & Production          Chesapeake Energy Corp.                                                  6.500%, due
Oil & Gas Exploration & Production          Chesapeake Energy Corp.                                                  6.875%, due
Oil & Gas Exploration & Production          Hilcorp Energy I/Hilcorp Finance Co.                                     9.000%, due
Oil & Gas Exploration & Production          Pioneer Natural Resources Co.                                            6.875%, due
Oil & Gas Exploration & Production          Range Resources Corp.                                                    7.500%, due


Paper & Forest Products                     Abitibi-Consolidated, Inc.                                               8.375%, due
Paper & Forest Products                     Abitibi-Consolidated, Inc.                                               7.750%, due
Paper & Forest Products                     Appleton Papers, Inc.                                                    9.750%, due
Paper & Forest Products                     Boise Cascade, LLC                                                       7.125%, due
Paper & Forest Products                     Boise Cascade, LLC                                                       7.943%, due
Paper & Forest Products                     Catalyst Paper Corp.                                                     7.375%, due
Paper & Forest Products                     Catalyst Paper Corp.                                                     8.625%, due
Paper & Forest Products                     Glatfelter (144A)                                                        7.125%, due
Paper & Forest Products                     Graham Packaging Co., Inc.                                               8.500%, due
Paper & Forest Products                     Graham Packaging Co., Inc.                                               9.875%, due
Paper & Forest Products                     Jefferson Smurfit Corp.                                                  8.250%, due
Paper & Forest Products                     Mercer International, Inc.                                               9.250%, due
Paper & Forest Products                     Neenah Paper, Inc.                                                       7.375%, due
Paper & Forest Products                     NewPage Corp.                                                           11.399%, due
Paper & Forest Products                     NewPage Corp.                                                           12.000%, due
Paper & Forest Products                     Tembec Industries, Inc.                                                  8.500%, due

Personal Products                           Playtex Products, Inc.                                                   8.000%, due
Personal Products                           Playtex Products, Inc.                                                   9.375%, due


Pharmaceuticals                             Angiotech Pharmaceuticals, Inc. (144A)                                   7.750%, due
Pharmaceuticals                             Valeant Pharmaceuticals International                                    7.000%, due
Pharmaceuticals                             Warner Chilcott Corp.                                                    9.250%, due


Publishing                                  Dex Media West - Series B                                                9.875%, due
Publishing                                  PRIMEDIA, Inc.                                                           8.875%, due


Real Estate                                 American Real Estate Partners LP/American Real Estate Finance Corp.      7.125%, due
Real Estate                                 CB Richard Ellis Services, Inc.                                          9.750%, due
Real Estate                                 Felcor Lodging, L.P. (REIT)                                              8.500%, due
Real Estate                                 Forest City Enterprises, Inc.                                            7.625%, due
Real Estate                                 Host Marriott LP (REIT)                                                  7.125%, due
Real Estate                                 Host Marriott LP (REIT)                                                  6.375%, due
Real Estate                                 Host Marriott, L.P. (REIT)                                               7.000%, due
Real Estate                                 Host Marriott, L.P. (REIT) (144A)                                        6.750%, due
Real Estate                                 Kimball Hill, Inc.                                                      10.500%, due
Real Estate                                 Ventas Realty LP/Ventas Capital Corp.                                    6.625%, due
Real Estate                                 Ventas Realty LP/Ventas Capital Corp.                                    7.125%, due
Real Estate                                 Ventas Realty LP/Ventas Capital Corp.                                    6.500%, due


Retail - Multiline                          Affinity Group, Inc.                                                     9.000%, due
Retail - Multiline                          Affinity Group, Inc.                                                    10.875%, due
Retail - Multiline                          AmeriGas Partners LP/AmeriGas Eagle Finance Corp.                        7.125%, due
Retail - Multiline                          Autonation, Inc.                                                         7.000%, due
Retail - Multiline                          Autonation, Inc.                                                         7.045%, due
Retail - Multiline                          Baker & Taylor, Inc.                                                    11.500%, due
Retail - Multiline                          EPL Finance Corp.                                                       11.750%, due
Retail - Multiline                          J.C. Penney Co., Inc.                                                    9.000%, due
Retail - Multiline                          R.H. Donnelley, Inc.                                                    10.875%, due
Retail - Multiline                          SGS International, Inc.                                                 12.000%, due


Retail - Specialty                          AmeriGas Partners,  L.P.                                                 7.250%, due
Retail - Specialty                          Blockbuster, Inc.                                                        9.000%, due
Retail - Specialty                          Blockbuster, Inc. (144A)                                                 9.000%, due
Retail - Specialty                          Brookstone Co., Inc. (144A)                                             12.000%, due
Retail - Specialty                          General Nutrition Centers, Inc.                                          8.500%, due
Retail - Specialty                          Harry & David Holdings, Inc.                                             9.000%, due
Retail - Specialty                          Neiman-Marcus Group, Inc. (144A)                                         9.000%, due
Retail - Specialty                          Neiman-Marcus Group, Inc. (144A)                                        10.375%, due
Retail - Specialty                          Suburban Propane Partners, L.P.                                          6.875%, due
Retail - Specialty                          True Temper Sports, Inc.                                                 8.375%, due
Retail - Specialty                          United Auto Group, Inc.                                                  9.625%, due


Semiconductor Equipment & Products          Amkor Technologies, Inc.                                                 2.500%, due
Semiconductor Equipment & Products          Amkor Technologies, Inc.                                                 9.250%, due
Semiconductor Equipment & Products          Freescale Semiconductor                                                  7.125%, due
Semiconductor Equipment & Products          Freescale Semiconductor, Inc.                                            7.818%, due
Semiconductor Equipment & Products          MagnaChip Semiconductor                                                  8.000%, due


Software                                    Sensus Metering Systems, Inc.                                            8.625%, due
Software                                    Serena Software, Inc.                                                   10.375%, due
Software                                    SS&C Technologies, Inc.                                                 11.750%, due
Software                                    Sungard Data Systems, Inc.                                               9.125%, due
Software                                    Sungard Data Systems, Inc.                                              10.250%, due


Telecommunication Services - Diversified    AT&T Corp.                                                               8.000%, due
Telecommunication Services - Diversified    Cincinnati Bell, Inc.                                                    7.000%, due
Telecommunication Services - Diversified    Citizens Communications Co.                                              9.000%, due
Telecommunication Services - Diversified    Citizens Communications Co.                                              6.250%, due
Telecommunication Services - Diversified    Hawaiian Telcom Communications, Inc.                                    12.500%, due
Telecommunication Services - Diversified    Inmarsat Finance, Plc.                                                      --%, due
Telecommunication Services - Diversified    Insight Midwest, L.P.                                                    9.750%, due
Telecommunication Services - Diversified    Insight Midwest, L.P.                                                    9.750%, due
Telecommunication Services - Diversified    Intelsat Bermuda Ltd.                                                   11.250%, due
Telecommunication Services - Diversified    Intelsat Bermuda, Ltd. (144A)                                            9.250%, due
Telecommunication Services - Diversified    Intelsat Subsidiary Holding Co., Ltd.                                    9.614%, due
Telecommunication Services - Diversified    Intelsat Subsidiary Holding Co., Ltd.                                    8.500%, due
Telecommunication Services - Diversified    Intelsat Subsidiary Holding Co., Ltd.                                    8.625%, due
Telecommunication Services - Diversified    IWO Holdings, Inc.                                                       8.818%, due
Telecommunication Services - Diversified    Mediacom Broadband, LLC                                                  9.500%, due
Telecommunication Services - Diversified    New Skies Satellites NV                                                  9.125%, due
Telecommunication Services - Diversified    Nordic Telephone Holdings Co.                                            8.875%, due
Telecommunication Services - Diversified    PanAmSat Corp.                                                           9.000%, due
Telecommunication Services - Diversified    PanAmSat Holding Corp.                                                  10.375%, due
Telecommunication Services - Diversified    Qwest Communications International, Inc.                                 7.500%, due
Telecommunication Services - Diversified    Qwest Communications International, Inc. (Series B)                      7.500%, due
Telecommunication Services - Diversified    Qwest Corp.                                                              8.875%, due
Telecommunication Services - Diversified    Qwest Corp.                                                              7.875%, due
Telecommunication Services - Diversified    Qwest Corp.                                                              7.500%, due
Telecommunication Services - Diversified    Qwest Corp.                                                              6.875%, due
Telecommunication Services - Diversified    Rogers Cable, Inc.                                                       6.750%, due
Telecommunication Services - Diversified    Rogers Wireless Communications, Inc.                                     6.375%, due
Telecommunication Services - Diversified    Rogers Wireless, Inc.                                                    7.250%, due
Telecommunication Services - Diversified    Rogers Wireless, Inc.                                                    8.000%, due
Telecommunication Services - Diversified    U.S. Unwired, Inc.                                                      10.000%, due
Telecommunication Services - Diversified    Valor Telecommunications Enterprise                                      7.750%, due
Telecommunication Services - Diversified    Windstream Corp.                                                         8.625%, due
Telecommunication Services - Diversified    Zeus Special Subsidiary, Ltd.                                               --%, due


Telecommunication Services - Wireless       Centennial Communications Corp.                                         11.258%, due
Telecommunication Services - Wireless       Centennial Communications Corp.                                         10.000%, due
Telecommunication Services - Wireless       Centennial Communications Corp.                                         10.125%, due
Telecommunication Services - Wireless       Dobson Cellular Systems                                                  8.375%, due
Telecommunication Services - Wireless       IPSCO, Inc.                                                              8.750%, due
Telecommunication Services - Wireless       Nextel Communications, Inc.                                              7.375%, due
Telecommunication Services - Wireless       Rural Cellular Corp.                                                     8.250%, due


Textiles, Apparel & Luxury Goods            Collins & Aikman, Inc.                                                   9.750%, due
Textiles, Apparel & Luxury Goods            INVISTA, Inc.                                                            9.250%, due
Textiles, Apparel & Luxury Goods            Levi Strauss & Co.                                                       9.750%, due
Textiles, Apparel & Luxury Goods            Pillowtex Corp. *                                                        9.000%, due
Textiles, Apparel & Luxury Goods            Warnaco, Inc.                                                            8.875%, due


Transportation                              CHC Helicopter Corp.                                                     7.375%, due
Transportation                              Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.                  10.250%, due
Transportation                              Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.                  12.500%, due
Transportation                              Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.                   9.375%, due
Transportation                              Holt Group, Inc. *                                                       9.750%, due
Transportation                              Stena AB                                                                 9.625%, due
Transportation                              Stena AB                                                                 7.500%, due


--------------------------------------------------------------------------------------------------------------------------------
Total Domestic Bonds & Debt Securities
--------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds
-----------------

Entertainment                               Magna Entertainment Corp.                                                 7.25

--------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds
--------------------------------------------------------------------------------------------------------------------------------

Common Stocks                               Security Description
-------------                               --------------------
Chemicals                                   General Chemical Industrial Products, Inc. *
Containers & Packaging                      Russell-Stanley Holdings, Inc. *
Electric Utilities                          NorthWestern Corp.
Financial - Diversified                     Classic Holding Co., LLC *
Food & Drug Retailing                       B&G Food, Inc.
Telecommunication Services - Diversified    NTL, Inc.
Telecommunication Services - Diversified    Viatel Holding Bermuda, Ltd. *
Telecommunication Services - Wireless       iPCS, Inc. *

--------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------------------------------------------------------

Term Loans
----------

Hotels, Restaurants & Leisure               Denny's Corp. (144A)                                                   10.4375%, due
Hotels, Restaurants & Leisure               Denny's Corp. (144A)                                                   10.2044%, due
Hotels, Restaurants & Leisure               Denny's Corp. (144A)                                                     10.33%, due
Hotels, Restaurants & Leisure               Denny's Corp. (144A)                                                    10.065%, due
Hotels, Restaurants & Leisure               Denny's Corp. (144A)                                                     10.75%, due
Hotels, Restaurants & Leisure               Denny's Corp. (144A)                                                     9.845%, due

--------------------------------------------------------------------------------------------------------------------------------
Total Term Loans
--------------------------------------------------------------------------------------------------------------------------------

Preferred Stock
---------------

Auto Components                             HLI Operating Co., Inc.

Oil & Gas                                   Chesapeake Energy Corp.

Retail - Specialty                          GNC Corp. *

--------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks
--------------------------------------------------------------------------------------------------------------------------------

Warrants
--------

Chemicals                                   General Chemical Industrial Products, Inc. *
Chemicals                                   General Chemical Industrial Products, Inc. *

Commercial Services & Supplies              MDP Acquisitions PLC Corp. *

Containers & Packaging                      Pliant Corp. *

Electronic Equipment & Instruments          Viasystems Group, Inc. *

Leisure Equipment & Products                AMF Bowling Worldwide, Inc. *

Media                                       Advanstar Holdings Corp. *
Media                                       XM Satellite Radio Holdings,  Inc. - Class A *

Metals & Mining                             ACP Holding Co. *

--------------------------------------------------------------------------------------------------------------------------------
Total Warrants
--------------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                       State Street Bank & Trust Co.
---------------------
                                            State Street Navigator Securities Lending Prime Portfolio

--------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%
================================================================================================================================

                                                                                            Metropolitan Series Fund, Inc.
                                                                                               Western Asset Management
                                                                                                      High Yield
                                                                                                      Portfolio
                                                                                           --------------------------------
                                                                                Maturity
Domestic Bonds & Debt Securities           Security Description                   Date         Par Amount          Value
--------------------------------           --------------------                 ---------  ------------------   -----------
Advertising                                Advanstar Communications, Inc.       15-Aug-10
Advertising                                Advanstar Communications, Inc.       15-Feb-11
Advertising                                Advanstar, Inc.                      15-Oct-11
Advertising                                Lamar Media Corp.                    15-Aug-15             210,000       194,250
Advertising                                WDAC Subsidiary Corp.                01-Dec-14
                                                                                                                -----------
                                                                                                                    194,250     0.2%
                                                                                                                -----------

Aerospace & Defense                        Alliant Techsystems, Inc.            01-Apr-16             190,000       182,875
Aerospace & Defense                        Argo-Tech Corp.                      01-Jun-11              75,000        77,250
Aerospace & Defense                        BE Aerospace, Inc.                   01-May-11             475,000       491,625
Aerospace & Defense                        DRS Technologies, Inc.               01-Feb-16              90,000        87,075
Aerospace & Defense                        DRS Technologies, Inc.               01-Feb-18             400,000       398,000
Aerospace & Defense                        K&F Acquisition, Inc.                15-Nov-14
Aerospace & Defense                        L-3 Communications Corp.             15-Jan-14
Aerospace & Defense                        L-3 Communications Corp.             15-Oct-15           1,150,000     1,098,250
Aerospace & Defense                        Moog, Inc.                           15-Jan-15             550,000       517,000
Aerospace & Defense                        TransDigm, Inc. (144A)               15-Jul-14             290,000       288,550
                                                                                                                -----------
                                                                                                                  3,140,625     3.4%
                                                                                                                -----------

Agriculture                                Eurofresh, Inc.                      15-Jan-13
Agriculture                                Reynolds American, Inc.              01-Jun-18
                                                                                                                                0.0%

Apparel & Textiles                         Phillips-Van Heusen Corp.            01-May-13                                       0.0%

                                           Advanced Accessory
Auto Components                            Systems LLC                          15-Jun-11
                                           American Tire Distributors
Auto Components                            Holdings, Inc.                       01-Apr-13
Auto Components                            Commercial Vehicle Group, Inc.       01-Jul-13              35,000        33,513
Auto Components                            Cooper Standard Automotive, Inc.     15-Dec-14
Auto Components                            Hertz Corp.                          01-Jan-14
                                           Keystone Automotive
Auto Components                            Operations, Inc.                     01-Nov-13             235,000       222,075
Auto Components                            Rexnord Corp.                        15-Dec-12
Auto Components                            Stanadyne Corp. Series 1             15-Aug-14
Auto Components                            Stanadyne Holdings, Inc.             15-Feb-15
Auto Components                            Stoneridge, Inc.                     01-May-12
Auto Components                            Tenneco Automotive, Inc.             15-Nov-14
Auto Components                            TRW Automotive, Inc.                 15-Feb-13             160,000       170,000
Auto Components                            TRW Automotive, Inc.                 15-Feb-13
Auto Components                            United Components, Inc.              15-Jun-13
Auto Components                            Visteon Corp.                        01-Aug-10             520,000       486,200
                                                                                                                -----------
                                                                                                                    911,788     1.0%
                                                                                                                -----------

Automobiles                                General Motors Corp.                 15-Jul-13
Automobiles                                General Motors Corp.                 15-Jul-23             175,000       137,813
Automobiles                                General Motors Corp.                 15-Jul-33           1,775,000     1,428,875
                                                                                                                -----------
                                                                                                                  1,566,688     1.7%
                                                                                                                -----------

Automotive Loans                           Ford Motor Co.                       15-Jan-32             275,000       219,313
Automotive Loans                           Ford Motor Credit Co.                25-Oct-11
Automotive Loans                           Ford Motor Credit Co.                01-Oct-13             670,000       576,627
Automotive Loans                           Ford Motor Credit Co.                16-Jul-31           3,225,000     2,330,063
Automotive Loans                           Ford Motor Credit Co. (144A)         15-Jun-11             677,663       679,987
                                                                                                                -----------
                                                                                                                  3,805,990     4.1%
                                                                                                                -----------

Beverages                                  Constellation Brands, Inc.           15-Feb-08
Beverages                                  Cott Beverages USA, Inc.             15-Dec-11
                                                                                                                -----------
                                                                                                                         --     0.0%
                                                                                                                -----------

                                           Fisher Scientific International,
Biotechnology                              Inc.                                 01-Jul-15                                       0.0%
                                                                                                                -----------

Building Materials                         Associated Materials, Inc.           01-Mar-14              55,000        33,138
Building Materials                         Associated Materials, Inc.           15-Apr-12             515,000       512,425
Building Materials                         Goodman Global Holding Co., Inc.     15-Jun-12
Building Materials                         Goodman Global Holding Co., Inc.     15-Dec-12
Building Materials                         Interline Brands, Inc.               15-Jun-14
Building Materials                         Nortek, Inc.                         01-Sep-14             755,000       730,463
Building Materials                         NTK Holdings, Inc.                   01-Mar-14             140,000       101,325
                                           Panolam Industries
Building Materials                         International, Inc.                  01-Oct-13
Building Materials                         Ply Gem Industries, Inc.             15-Feb-12             225,000       204,750
Building Materials                         Texas Industries, Inc.               15-Jul-13
Building Materials                         U.S. Concrete, Inc.                  01-Apr-14
Building Materials                         U.S. Concrete, Inc. (144A)           01-Apr-14              50,000        50,500
                                                                                                                -----------
                                                                                                                  1,632,601     1.7%
                                                                                                                -----------

Business Services                          Lamar Media Corp.                    01-Jan-13
Business Services                          R.H. Donnelley Corp. (144A)          15-Jan-13             325,000       299,000
Business Services                          RH Donnelley Corp.                   15-Jan-13             175,000       161,000
Business Services                          RH Donnelley Corp.                   15-Jan-16             750,000       756,563
                                                                                                                -----------
                                                                                                                  1,216,563     1.3%
                                                                                                                -----------

Capital Markets                            E*Trade Financial Corp.              01-Dec-15             100,000       102,500     0.1%
                                                                                                                -----------

                                           Equistar Chemicals
Chemicals                                  LP/Equistar Funding Corp.            01-Sep-08
Chemicals                                  Huntsman International LLC           01-Jul-09             289,000       293,335
Chemicals                                  Huntsman International, LLC          01-Mar-09             450,000       468,000
Chemicals                                  IMC Global, Inc.                     01-Jun-08              53,000        56,445
Chemicals                                  Innophos, Inc.                       15-Aug-14             100,000        98,500
Chemicals                                  Lyondell Chemical Co.                15-Dec-08
Chemicals                                  Lyondell Chemical Co.                01-May-07
Chemicals                                  Nalco Co.                            15-Nov-13
Chemicals                                  PQ Corp.                             15-Feb-13
Chemicals                                  Rhodia S.A.                          01-Jun-10             950,000       940,500
Chemicals                                  Rhodia S.A.                          01-Jun-10             137,000       146,248
Chemicals                                  Rockwood Specialties Group, Inc.     15-Nov-14              50,000        64,851
                                           Union Carbide Chemicals &
Chemicals                                  Plastics Co., Inc.                   01-Apr-23
Chemicals                                  Union Carbide Corp.                  01-Jun-25
                                                                                                                -----------
                                                                                                                  2,067,879     2.2%
                                                                                                                -----------

Commercial Services & Supplies             Alderwoods Group, Inc.               15-Sep-12             850,000       896,750
                                           Avis Budget Car Rental,
Commercial Services & Supplies             LLC (144A)                           15-May-14              80,000        77,600
Commercial Services & Supplies             Brand Services, Inc.                 15-Oct-12
Commercial Services & Supplies             Carriage Services, Inc.              15-Jan-15             125,000       121,875
                                           Education Management Corp.
Commercial Services & Supplies             (144A)                               01-Jun-14             240,000       237,600
Commercial Services & Supplies             Education Management LLC             01-Jun-16
Commercial Services & Supplies             Hertz Corp.                          01-Jan-16             915,000       969,900
Commercial Services & Supplies             Insurance Auto Auctions, Inc.        01-Apr-13
Commercial Services & Supplies             iPayment, Inc.                       15-May-14
Commercial Services & Supplies             NationsRent Cos., Inc.               01-May-15             145,000       153,338
Commercial Services & Supplies             NationsRent, Inc.                    15-Oct-10
                                                                                                                -----------
                                                                                                                  2,457,063     2.6%
                                                                                                                -----------

Computers & Peripherals                    Activant Solutions, Inc.             01-May-16             275,000       266,063
Computers & Peripherals                    Seagate Technology HDD Holdings      15-May-09
Computers & Peripherals                    SMART Modular Technologies, Inc.     01-Apr-12
                                                                                                                -----------
                                                                                                                    266,063     0.3%
                                                                                                                -----------

Containers & Packaging                     Ball Corp.                           15-Mar-18
Containers & Packaging                     Berry Plastics Corp.                 15-Jul-12
Containers & Packaging                     Crown Americas, LLC                  15-Nov-15
Containers & Packaging                     Crown Cork & Seal Co., Inc.          15-Dec-26             850,000       745,875
Containers & Packaging                     Crown Cork & Seal Finance, Plc.      15-Dec-06              75,000        75,094
                                           Graphic Packaging International
Containers & Packaging                     Corp.                                15-Aug-11              75,000        74,813
                                           Graphic Packaging International
Containers & Packaging                     Corp.                                15-Aug-13             525,000       519,750
Containers & Packaging                     Greif, Inc.                          01-Aug-12
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.                      01-Dec-14             225,000       208,688
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.                      15-May-11             300,000       302,250
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.                      15-Feb-09             575,000       592,250
Containers & Packaging                     Owens-Illinois, Inc.                 15-May-07
Containers & Packaging                     Plastipak Holdings, Inc.             15-Dec-15             180,000       180,000
Containers & Packaging                     Russell-Stanley Holdings, Inc. *     30-Nov-08
                                           Smurfit-Stone Container
Containers & Packaging                     Enterprises, Inc.                    01-Jul-12             225,000       212,625
                                           Smurfit-Stone Container
Containers & Packaging                     Enterprises, Inc.                    01-Feb-11
                                                                                                                -----------
                                                                                                                  2,911,345     3.1%
                                                                                                                -----------

                                           AES China Generating Co.,
Electric Utilities                         Ltd.                                 26-Jun-10             500,000       495,021
Electric Utilities                         AES Corp. (The)                      15-Feb-11              50,000        52,500
Electric Utilities                         AES Corp. (The) (144A)               15-May-15             110,000       118,250
Electric Utilities                         Calpine Generating Co., LLC *        01-Apr-09             375,000       383,906
Electric Utilities                         CMS Energy Corp.                     15-Jan-09
Electric Utilities                         Edison Mission Energy                15-Jun-09
Electric Utilities                         Edison Mission Energy                15-Jun-16             320,000       314,400
Electric Utilities                         Edison Mission Energy (144A)         15-Jun-13              60,000        58,800
Electric Utilities                         FPL Energy National Wind             25-Mar-19
Electric Utilities                         Inergy Finance Corp.                 01-Mar-16             300,000       303,000
Electric Utilities                         Inergy LP/Inergy Finance Corp.       15-Dec-14
Electric Utilities                         Midwest Generation, LLC              02-Jan-16             258,095       270,999
                                           Mirant Americas Generation,
Electric Utilities                         LLC                                  01-May-31             365,000       354,050
Electric Utilities                         Nevada Power Co.                     15-Aug-13
Electric Utilities                         Nevada Power Co.                     15-Jan-15
Electric Utilities                         Nevada Power Co.                     15-Apr-12
Electric Utilities                         NorthWestern Corp.                   01-Nov-14
Electric Utilities                         NRG Energy, Inc.                     01-Feb-14             200,000       195,000
Electric Utilities                         NRG Energy, Inc.                     01-Feb-16             970,000       945,750
Electric Utilities                         PSEG Energy Holdings LLC             15-Feb-08
Electric Utilities                         PSEG Energy Holdings LLC             01-Oct-09
Electric Utilities                         Reliant Energy, Inc.                 15-Jul-10             150,000       150,000
Electric Utilities                         Sierra Pacific Resources             15-Aug-17
Electric Utilities                         TECO Energy, Inc.                    01-May-15
Electric Utilities                         VeraSun Energy                       15-Dec-12
                                                                                                                -----------
                                                                                                                  3,641,676     3.9%
                                                                                                                -----------

                                           Superior Essex Communications
Electrical Components & Equipment          LLC/Essex Group, Inc.                15-Apr-12                                       0.0%
                                                                                                                -----------

Energy                                     Atlas Pipeline Partners, L.P.        15-Dec-15
                                           Northwest Pipeline Corp.
Energy                                     (144A)                               15-Jun-16              60,000        59,625
                                           Pacific Energy Partners LP /
Energy                                     Pacific Energy Finance Corp.         15-Sep-15
Energy                                     SemGroup LP                          15-Nov-15
Energy                                     SESI, LLC (144A)                     01-Jun-14              20,000        19,250
Energy                                     Sonat, Inc.                          01-Feb-08             275,000       273,281
Energy                                     Sonat, Inc.                          15-Jul-11             675,000       681,750
                                           Transcontinental Gas Pipe
Energy                                     Line Corp.                           15-Apr-16
                                                                                                                -----------
                                                                                                                  1,033,906     1.1%
                                                                                                                -----------

Entertainment & Leisure                    AMC Entertainment, Inc.              01-Feb-12
Entertainment & Leisure                    AMC Entertainment, Inc.              15-Aug-12             195,000       200,363
Entertainment & Leisure                    AMC Entertainment, Inc.              15-Aug-10             225,000       231,750
Entertainment & Leisure                    AMC Entertainment, Inc.              01-Feb-16             240,000       256,800
Entertainment & Leisure                    Cinemark USA, Inc.                   01-Feb-13
Entertainment & Leisure                    Cinemark, Inc.                       15-Mar-14
Entertainment & Leisure                    Herbst Gaming, Inc.                  15-Nov-14             550,000       522,500
                                           HRP Myrtle Beach Operations
Entertainment & Leisure                    LLC/HRP Myrtle Beach Capital Corp.   01-Apr-12
Entertainment & Leisure                    Jacobs Entertainment, Inc.           15-Jun-14
Entertainment & Leisure                    Penn National Gaming, Inc.           01-Mar-15             475,000       442,938
                                           Steinway Musical Instruments,
Entertainment & Leisure                    Inc.                                 01-Mar-14
Entertainment & Leisure                    Tunica-Biloxi Gaming Authority       15-Nov-15
                                           Universal City Development
Entertainment & Leisure                    Partners                             01-Apr-10
                                                                                                                -----------
                                                                                                                  1,654,351     1.8%
                                                                                                                -----------

Environmental Services                     Allied Waste North America, Inc.     15-May-16
Environmental Services                     Allied Waste North America, Inc.     15-Feb-14             225,000       202,500
Environmental Services                     Allied Waste North America, Inc.     01-Sep-12              83,000        87,980
Environmental Services                     Clean Harbors, Inc.                  15-Jul-12
Environmental Services                     IMCO Recycling, Inc.                 15-Oct-10
                                                                                                                -----------
                                                                                                                    290,480     0.3%
                                                                                                                -----------

Financial - Diversified                    AAC Group Holding Corp.              01-Oct-12              50,000        39,000
Financial - Diversified                    AAC Group Holding Corp.              01-Oct-12
                                           AMR HoldCo, Inc./EmCare
Financial - Diversified                    HoldCo, Inc.                         15-Feb-15
                                           BCP Crystal U.S. Holdings
Financial - Diversified                    Corp.                                15-Jun-14
                                           Calpoint Receivable Structured
Financial - Diversified                    Trust 2001 (144A)                    10-Dec-06              30,357        30,433
Financial - Diversified                    CCM Merger, Inc. (144A)              01-Aug-13             275,000       259,875
Financial - Diversified                    CitiSteel USA, Inc.                  01-Sep-10             120,000       123,900
Financial - Diversified                    CitiSteel USA, Inc. (144A)           01-Oct-10              90,000        90,000
Financial - Diversified                    Crystal U.S. Holdings 3 LLC          01-Oct-14             163,000       127,548
Financial - Diversified                    Foamex Capital Corp. (144A)          15-Aug-06             250,000       222,500
                                           Galaxy Entertainment Finance
Financial - Diversified                    Co., Ltd.                            15-Dec-12
Financial - Diversified                    General Motors Acceptance Corp.      28-Aug-12             450,000       423,976
Financial - Diversified                    General Motors Acceptance Corp.      15-Sep-11
Financial - Diversified                    General Motors Acceptance Corp.      01-Nov-31           2,555,000     2,455,714
                                           Global Cash Access LLC/Global
Financial - Diversified                    Cash Finance Corp.                   15-Mar-12
Financial - Diversified                    H&E Finance Corp.                    15-Jun-12              30,000        33,129
                                           Hexion US Finance Corp./Hexion
Financial - Diversified                    Nova Scotia Finance ULC              15-Jul-14             375,000       379,688
Financial - Diversified                    HNS Finance Corp. (144A)             15-Apr-14             220,000       215,600
Financial - Diversified                    JSG Funding                          01-Oct-12
Financial - Diversified                    Montell Finance Co., BV              15-Mar-27             155,000       140,275
Financial - Diversified                    Nalco Finance Holdings LLC           01-Feb-14
Financial - Diversified                    Nell AF SARL                         15-Aug-15             295,000       283,569
Financial - Diversified                    Southern Star Central Corp.          01-Mar-16
Financial - Diversified                    Ucar Finance, Inc.                   15-Feb-12              40,000        42,200
Financial - Diversified                    UGS Capital Corp. II (144A)          01-Jun-11             340,000       336,600
Financial - Diversified                    UGS Corp.                            01-Jun-12             200,000       215,000
Financial - Diversified                    Visant Corp.                         01-Oct-12
Financial - Diversified                    Visant Holding Corp.                 01-Dec-13
Financial - Diversified                    Xerox Capital Trust I                01-Feb-27             525,000       526,969
                                                                                                                -----------
                                                                                                                  5,945,976     6.4%
                                                                                                                -----------

                                           ASG Consolidated LLC/ASG
Food & Drug Retailing                      Finance, Inc.                        01-Nov-11                                       0.0%

Food Products                              B&G Foods, Inc.                      01-Oct-11
Food Products                              Birds Eye Foods, Inc.                01-Nov-08
Food Products                              Del Monte Corp.                      15-Feb-15             125,000       115,938
Food Products                              Delhaize America, Inc.               15-Apr-31             425,000       466,059
Food Products                              Dole Food Co., Inc.                  15-Mar-11             279,000       261,563
Food Products                              Eagle Family Foods, Inc.             15-Jan-08
Food Products                              Michael Foods, Inc.                  15-Nov-13
Food Products                              Pierre Foods, Inc.                   15-Jul-12
Food Products                              Pilgrim's Pride Corp.                15-Nov-13
Food Products                              Smithfield Foods, Inc.               15-May-13
                                                                                                                -----------
                                                                                                                    843,560     0.9%
                                                                                                                -----------

                                           Couch-Tard US LP/Couche-Tard
Food Retailers                             Finance Corp.                        15-Dec-13                                       0.0%

Foreign Government                         Federative Republic of Brazil        15-Jan-18             190,000       200,450     0.2%
                                                                                                                -----------

Health Care Equipment & Supplies           CDRV Investors, Inc.                 01-Jan-15
Health Care Equipment & Supplies           Leiner Health Products, Inc.         01-Jun-12             385,000       364,306
Health Care Equipment & Supplies           Safety Products Holdings, Inc.       01-Jan-12
Health Care Equipment & Supplies           Vanguard Health Holding Co. II       01-Oct-14             500,000       498,750
Health Care Equipment & Supplies           VWR International, Inc.              15-Apr-14
                                           WH Holdings Ltd./WH
Health Care Equipment & Supplies           Capital Corp.                        01-Apr-11
                                                                                                                -----------
                                                                                                                    863,056     0.9%
                                                                                                                -----------

Health Care Providers & Services           Accellent, Inc.                      01-Dec-13
Health Care Providers & Services           Ameripath, Inc.                      01-Apr-13
Health Care Providers & Services           Bio-Rad Laboratories, Inc.           15-Dec-14
Health Care Providers & Services           Concentra Operating Corp.            15-Aug-10
Health Care Providers & Services           CRC Health Corp.                     01-Feb-16
Health Care Providers & Services           DaVita, Inc.                         15-Mar-15             640,000       614,400
Health Care Providers & Services           HCA, Inc.                            15-Feb-16             675,000       624,123
Health Care Providers & Services           HCA, Inc.                            15-Nov-95              20,000        16,574
Health Care Providers & Services           HCA, Inc.                            01-Sep-10
Health Care Providers & Services           HCA, Inc.                            15-Jul-13
Health Care Providers & Services           HCA, Inc.                            06-Nov-33
Health Care Providers & Services           HCA, Inc.                            15-Jan-15
Health Care Providers & Services           IASIS Healthcare, LLC                15-Jun-14             550,000       539,000
Health Care Providers & Services           National Mentor Holdings, Inc.       01-Jul-14
Health Care Providers & Services           Omnicare, Inc.                       15-Dec-15
Health Care Providers & Services           Psychiatric Solutions, Inc.          15-Jul-15
Health Care Providers & Services           Tenet Healthcare Corp.               15-Nov-31           1,650,000     1,320,000
Health Care Providers & Services           Tenet Healthcare Corp.               01-Feb-13             275,000       250,938
Health Care Providers & Services           Tenet Healthcare Corp.               01-Jul-14              35,000        35,000
Health Care Providers & Services           Triad Hospitals, Inc.                15-Nov-13             550,000       534,875
                                                                                                                -----------
                                                                                                                  3,934,910     4.2%
                                                                                                                -----------

                                           155 East Tropicana LLC/155 East
Hotels, Restaurants & Leisure              Tropicana Finance Corp.              01-Apr-12
Hotels, Restaurants & Leisure              Aztar Corp.                          15-Jun-14             250,000       264,375
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                    15-Dec-12
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                    15-Apr-12
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                    15-Apr-14             725,000       687,844
Hotels, Restaurants & Leisure              Caesars Entertainment, Inc.          15-May-11
Hotels, Restaurants & Leisure              Caesars Entertainment, Inc.          15-Mar-10             300,000       311,250
Hotels, Restaurants & Leisure              Carrols Corp.                        15-Jan-13             550,000       551,375
Hotels, Restaurants & Leisure              Dave & Buster's, Inc.                15-Mar-14
Hotels, Restaurants & Leisure              Gaylord Entertainment Co.            15-Nov-14             600,000       562,500
                                           Inn of the Mountain Gods
Hotels, Restaurants & Leisure              Resort & Casino                      15-Nov-10             270,000       286,875
Hotels, Restaurants & Leisure              Intrawest Corp.                      15-Oct-13
Hotels, Restaurants & Leisure              Isle of Capri Casinos, Inc.          01-Mar-14             550,000       519,063
Hotels, Restaurants & Leisure              Kerzner International, Ltd.          01-Oct-15             450,000       469,688
Hotels, Restaurants & Leisure              Landry's Restaurants, Inc.           15-Dec-14
Hotels, Restaurants & Leisure              Las Vegas Sands Corp.                15-Feb-15             550,000       510,125
Hotels, Restaurants & Leisure              Majestic Star Casino LLC             15-Oct-10
Hotels, Restaurants & Leisure              Mandalay Resort Group                01-Aug-08
Hotels, Restaurants & Leisure              Mandalay Resort Group                15-Sep-10
Hotels, Restaurants & Leisure              Mandalay Resort Group                15-Feb-10
Hotels, Restaurants & Leisure              MGM MIRAGE, Inc.                     01-Jun-07
Hotels, Restaurants & Leisure              MGM MIRAGE, Inc.                     01-Aug-07
                                           Mohegan Tribal Gaming
Hotels, Restaurants & Leisure              Authority                            15-Aug-14             175,000       169,313
Hotels, Restaurants & Leisure              MTR Gaming Group, Inc.               01-Jun-12
Hotels, Restaurants & Leisure              MTR Gaming Group, Inc.               01-Apr-10
                                           River Rock Entertainment
Hotels, Restaurants & Leisure              Authority                            01-Nov-11              45,000        47,363
Hotels, Restaurants & Leisure              Royal Caribbean Cruises Ltd.         15-Jun-16
Hotels, Restaurants & Leisure              Royal Caribbean Cruises, Ltd.        15-May-10
Hotels, Restaurants & Leisure              San Pasqual Casino                   15-Sep-13
                                           Starwood Hotels & Resorts
Hotels, Restaurants & Leisure              Worldwide, Inc.                      01-May-07
                                           Starwood Hotels & Resorts
Hotels, Restaurants & Leisure              Worldwide, Inc.                      01-May-12
Hotels, Restaurants & Leisure              Station Casinos, Inc.                01-Apr-12
Hotels, Restaurants & Leisure              Station Casinos, Inc.                01-Feb-14             175,000       162,750
                                           Wynn Las Vegas LLC/Wynn
Hotels, Restaurants & Leisure              Las Vegas Capital                    01-Dec-14             800,000       754,000
                                                                                                                -----------
                                                                                                                  5,296,521    5.7%
                                                                                                                -----------

                                           ALH Finance LLC/ALH
Household Products                         Finance Corp.                        15-Jan-13
Household Products                         American Achievement Corp.           01-Apr-12
Household Products                         Ames True Temper, Inc.               15-Jul-12
Household Products                         Beazer Homes USA, Inc.               15-Jul-15              35,000        31,850
                                           Beazer Homes USA, Inc.
Household Products                         (144A)                               15-Jun-16             335,000       322,019
Household Products                         Church & Dwight Co., Inc.            15-Dec-12             125,000       115,625
Household Products                         Glenoit Corp. *                      15-Apr-07
Household Products                         Hovnanian Enterprises, Inc.          15-Dec-14           1,150,000     1,017,750
Household Products                         Jacuzzi Brands, Inc.                 01-Jul-10             155,000       163,719
Household Products                         Jarden Corp.                         01-May-12
Household Products                         KB Home                              15-Aug-11             425,000       404,801
Household Products                         KB Home                              15-Dec-08             125,000       129,532
Household Products                         KB Home                              15-Feb-11             325,000       339,625
                                           Norcraft Cos. LP/Norcraft
Household Products                         Finance Corp.                        01-Nov-11
                                           Norcraft Holdings LP/Norcraft
Household Products                         Capital Corp.                        01-Sep-12             400,000       324,000
Household Products                         Sealy Mattress Co.                   15-Jun-14             475,000       475,000
Household Products                         Simmons Bedding Co.                  15-Dec-14             175,000       116,375
Household Products                         Simmons Bedding Co.                  15-Jan-14             225,000       210,375
Household Products                         Spectrum Brands, Inc.                01-Feb-15             832,000       676,000
Household Products                         Spectrum Brands, Inc.                01-Oct-13
Household Products                         Visant Holdings Corp.                01-Dec-13
Household Products                         William Lyon Homes, Inc.             01-Apr-13             350,000       336,000
                                                                                                                -----------
                                                                                                                  4,662,671     5.0%
                                                                                                                -----------

Household Products/Wares                   American Greetings                   01-Jun-16              40,000        40,200     0.0%
                                                                                                                -----------

Industrial - Diversified                   Amsted Industries, Inc.              15-Oct-11
                                           Covalence Specialty
Industrial - Diversified                   Materials Corp.                      01-Mar-16
Industrial - Diversified                   Da-Lite Screen Co., Inc.             15-May-11
Industrial - Diversified                   Koppers, Inc.                        15-Oct-13
Industrial - Diversified                   Neenah Co.                           30-Sep-10
                                           Norcross Safety Products
Industrial - Diversified                   LLC/Norcoss Capital Co.              15-Aug-11
Industrial - Diversified                   Nutro Products, Inc. (144A)          15-Oct-13              65,000        66,219
Industrial - Diversified                   Nutro Products, Inc.                 15-Apr-14             130,000       133,738
Industrial - Diversified                   Reddy Ice Holdings, Inc.             01-Nov-12
Industrial - Diversified                   Ryerson Tull, Inc.                   15-Jul-06
Industrial - Diversified                   Stena AB                             01-Dec-16
                                                                                                                -----------
                                                                                                                    199,957     0.2%
                                                                                                                -----------

                                           Crum & Forster Holdings
Insurance                                  Corp.                                15-Jun-13             410,000       417,175     0.4%
                                                                                                                -----------

Internet & Catalog Retail                  FTD, Inc.                            15-Feb-14             300,000       295,500     0.3%
                                                                                                                -----------

                                           Knowledge Learning Center,
Leisure Equipment & Products               Inc.                                 01-Feb-15
Leisure Equipment & Products               Pinnacle Entertainment, Inc.         01-Oct-13             550,000       573,375
                                                                                                                -----------
                                                                                                                    573,375     0.3%
                                                                                                                -----------

Machinery                                  BGF Industries, Inc.                 15-Jan-09             275,000       257,125
Machinery                                  Case New Holland, Inc.               01-Aug-11             375,000       394,688
                                           Clark Material Handling
Machinery                                  Company *                            15-Nov-06
Machinery                                  Hexcel Corp.                         01-Feb-15             350,000       327,250
Machinery                                  Terex Corp.                          15-Jan-14             467,000       464,665
                                                                                                                -----------
                                                                                                                  1,443,728     1.5%
                                                                                                                -----------

Media                                      Affinion Group, Inc. (144A)          15-Oct-13             375,000       376,875
Media                                      AM/FM, Inc.                          01-Nov-08             200,000       207,940
Media                                      CBD Media Holdings LLC               15-Jul-12
Media                                      CCH I Holdings LLC                   01-Apr-14             247,000       148,200
Media                                      CCH I LLC                            01-Oct-15             197,000       172,375
Media                                      CCO Holdings, LLC                    15-Dec-10             300,000       306,000
Media                                      Charter Communications               15-Sep-10             220,000       220,550
                                           Charter Communications
Media                                      Holdings, LLC                        01-Apr-09             150,000       115,500
                                           Charter Communications
Media                                      Holdings, LLC                        15-Nov-09             170,000       130,900
                                           Charter Communications
Media                                      Holdings, LLC                        01-Oct-09              80,000        63,200
                                           Charter Communications
Media                                      Operating, LLC (144A)                30-Apr-14             550,000       550,688
Media                                      CMP Susquehanna Corp. (144A)         15-May-14              95,000        88,350
Media                                      CSC Holdings, Inc.                   01-Apr-11           1,010,000     1,010,000
Media                                      CSC Holdings, Inc.                   15-Jul-18             100,000        99,000
Media                                      CSC Holdings, Inc.                   15-Jul-08
Media                                      CSC Holdings, Inc., Senior Notes     15-Dec-07
Media                                      Dex Media, Inc.                      15-Nov-13             625,000       628,125
Media                                      Dex Media, Inc.                      15-Nov-13
                                           DirecTV Holdings LLC/Direct
Media                                      TV Financing Co.                     15-Mar-13
                                           DirecTV Holdings LLC/Direct
Media                                      TV Financing Co.                     15-Jun-15
Media                                      EchoStar DBS Corp.                   01-Oct-14           1,175,000     1,104,500
Media                                      EchoStar DBS Corp.                   01-Oct-08
Media                                      EchoStar DBS Corp.                   01-Oct-11
Media                                      EchoStar DBS Corp. (144A)            01-Feb-16              90,000        86,625
Media                                      Houghton Mifflin Co.                 15-Mar-11           1,125,000     1,130,625
Media                                      Houghton Mifflin Co.                 01-Feb-11             175,000       177,188
Media                                      Houghton Mifflin Co.                 15-Oct-13
Media                                      IESY Repository GMBH                 15-Feb-15
Media                                      Kabel Deutschland GMBH               01-Jul-14             155,000       163,525
Media                                      LIN Television Corp.                 15-May-13             275,000       250,938
                                           LodgeNet Entertainment
Media                                      Corp.                                15-Jun-13             475,000       505,875
Media                                      NBC Aquisition Corp.                 15-Mar-13
Media                                      Nebraska Book Co., Inc.              15-Mar-12
Media                                      NTL Cable, Plc.                      15-Apr-14             175,000       227,817
Media                                      Quebecor Media, Inc.                 15-Mar-16
Media                                      Radio One, Inc.                      15-Feb-13             150,000       137,250
                                           Rainbow National
Media                                      Services LLC                         01-Sep-14
                                           Rainbow National Services,
Media                                      LLC (144A)                           01-Sep-12             100,000       105,000
                                           Reader's Digest Association,
Media                                      Inc.                                 01-Mar-11
Media                                      Shaw Communications, Inc.            06-Apr-11             375,000       374,063
Media                                      Sinclair Broadcast Group, Inc.       15-Mar-12             535,000       543,025
Media                                      Sirius Satellite Radio, Inc.         01-Aug-13
Media                                      Videotron                            15-Dec-15
Media                                      XM Satellite Radio, Inc.             01-May-14             310,000       283,650
Media                                      XM Satellite Radio, Inc. (144A)      01-May-13             125,000       114,688
                                                                                                                -----------
                                                                                                                  9,322,472    10.0%
                                                                                                                -----------

Metals & Mining                            Hawk Corp.                           01-Nov-14
                                           International Coal Group, Inc.
Metals & Mining                            (144A)                               15-Jul-14             250,000       249,688
Metals & Mining                            Metals USA, Inc. (144A)              01-Dec-15             410,000       448,950
Metals & Mining                            Mueller Group, Inc.                  01-May-12
Metals & Mining                            Mueller Group, Inc.                  15-Apr-14             460,000       386,400
Metals & Mining                            RathGibson, Inc. (144A)              15-Feb-14             300,000       309,000
                                           Republic Technologies International
Metals & Mining                            LLC/RTI Capital Corp.                15-Jul-09
Metals & Mining                            Steel Dynamics, Inc.                 15-Mar-09             175,000       180,250
Metals & Mining                            United States Steel Corp.            01-Aug-08             504,000       541,800
Metals & Mining                            United States Steel Corp.            15-May-10
Metals & Mining                            Valmont Industries, Inc.             01-May-14
                                                                                                                -----------
                                                                                                                  2,116,088     2.3%
                                                                                                                -----------

                                           Compass Minerals International,
Mining                                     Inc.                                 15-Dec-12
                                           Compass Minerals International,
Mining                                     Inc.                                 01-Jun-13
                                                                                                                -----------
                                                                                                                          0     0.0%
                                                                                                                -----------

Office Furnishing & Supplies               Danka Business Systems PLC           15-Jun-10
Office Furnishing & Supplies               IKON Office Solutions, Inc.          15-Sep-15             200,000       198,000
                                           Tempur-Pedic, Inc./Tempur
Office Furnishing & Supplies               Production USA, Inc.                 15-Aug-10
Office Furnishing & Supplies               Xerox Corp.                          15-Mar-16             550,000       519,063
Office Furnishing & Supplies               Xerox Corp.                          15-Jan-09
Office Furnishing & Supplies               Xerox Corp.                          15-Jun-13
                                                                                                                -----------
                                                                                                                    717,063     0.8%
                                                                                                                -----------

Oil & Gas                                  Belden & Blake Corp.                 15-Jul-12             340,000       345,100
                                           Compagnie Generale de
Oil & Gas                                  Geophysique S.A.                     15-May-15              25,000        24,438
                                           Compagnie Generale de
Oil & Gas                                  Geophysique S.A. (144A)              15-May-15              60,000        58,650
Oil & Gas                                  Dresser-Rand Group, Inc.             01-Nov-14             198,000       189,090
Oil & Gas                                  Dynegy Holdings, Inc.                15-May-18             400,000       350,000
Oil & Gas                                  Dynegy Holdings, Inc. (144A)         01-May-16             500,000       492,500
Oil & Gas                                  El Paso CGP Co.                      15-Feb-27                 930           929
Oil & Gas                                  El Paso Corp.                        15-Dec-07
Oil & Gas                                  El Paso Corp.                        15-Oct-30
Oil & Gas                                  El Paso Corp.                        01-Aug-31
Oil & Gas                                  El Paso Corp. (144A)                 15-Feb-27              62,000        62,049
Oil & Gas                                  El Paso Production Holding Co.       01-Jun-13             650,000       654,875
Oil & Gas                                  Exco Resources, Inc.                 15-Jan-11             340,000       326,400
Oil & Gas                                  Forest Oil Corp.                     15-Dec-11             150,000       153,375
Oil & Gas                                  Grant Prideco, Inc.                  15-Aug-15
Oil & Gas                                  Holly Energy Partners, L.P.          01-Mar-15
Oil & Gas                                  Mariner Energy, Inc. (144A)          15-Apr-13             210,000       202,125
Oil & Gas                                  Newfield Exploration Co.             01-Sep-14             225,000       214,313
                                           Pacific Energy Partners LP /
Oil & Gas                                  Pacific Energy Finance Corp.         15-Jun-14
Oil & Gas                                  PetroHawk Energy Corp. (144A)        15-Jul-13             230,000       228,850
Oil & Gas                                  Pogo Producing Co.                   15-Apr-11             325,000       334,750
Oil & Gas                                  Pogo Producing Co.                   15-Mar-15
Oil & Gas                                  Pogo Producing Co. (144A)            01-May-13              90,000        90,225
Oil & Gas                                  Pride International, Inc.            15-Jul-14             125,000       125,625
Oil & Gas                                  Range Resources Corp.                15-Mar-15
Oil & Gas                                  Range Resources Corp.                15-Jul-13
Oil & Gas                                  SEMCO Energy, Inc.                   15-May-08
Oil & Gas                                  Tennessee Gas Pipeline Co.           01-Apr-17
Oil & Gas                                  Tennessee Gas Pipeline Co.           15-Jun-32
                                           Transcontinental Gas Pipe
Oil & Gas                                  Line Corp.                           15-Jul-12             375,000       413,438
Oil & Gas                                  Whiting Peteroleum Corp.             01-May-12             575,000       552,000
Oil & Gas                                  Williams Companies, Inc.             15-Jul-19
Oil & Gas                                  Williams Companies, Inc.             01-Sep-21
Oil & Gas                                  Williams Cos., Inc.                  01-Sep-11             850,000       850,000
                                                                                                                -----------
                                                                                                                  5,668,732     6.1%
                                                                                                                -----------

Oil & Gas Exploration & Production         Basic Energy Services, Inc.          15-Apr-16
Oil & Gas Exploration & Production         Chesapeake Energy Corp.              15-Jan-18           1,150,000     1,049,375
Oil & Gas Exploration & Production         Chesapeake Energy Corp.              15-Aug-17             300,000       273,750
Oil & Gas Exploration & Production         Chesapeake Energy Corp.              15-Nov-20
                                           Hilcorp Energy I/Hilcorp
Oil & Gas Exploration & Production         Finance Co.                          01-Jun-16
Oil & Gas Exploration & Production         Pioneer Natural Resources Co.        01-May-18
Oil & Gas Exploration & Production         Range Resources Corp.                15-May-16
                                                                                                                -----------
                                                                                                                  1,323,125     1.4%
                                                                                                                -----------

Paper & Forest Products                    Abitibi-Consolidated, Inc.           01-Apr-15
Paper & Forest Products                    Abitibi-Consolidated, Inc.           15-Jun-11             650,000       596,375
Paper & Forest Products                    Appleton Papers, Inc.                15-Jun-14             540,000       545,400
Paper & Forest Products                    Boise Cascade, LLC                   15-Oct-14             550,000       486,750
Paper & Forest Products                    Boise Cascade, LLC                   15-Oct-12              50,000        49,750
Paper & Forest Products                    Catalyst Paper Corp.                 01-Mar-14              75,000        67,125
Paper & Forest Products                    Catalyst Paper Corp.                 15-Jun-11             450,000       438,750
Paper & Forest Products                    Glatfelter (144A)                    01-May-16             115,000       113,519
Paper & Forest Products                    Graham Packaging Co., Inc.           15-Oct-12
Paper & Forest Products                    Graham Packaging Co., Inc.           15-Oct-14             450,000       445,500
Paper & Forest Products                    Jefferson Smurfit Corp.              01-Oct-12                  12            11
Paper & Forest Products                    Mercer International, Inc.           15-Feb-13
Paper & Forest Products                    Neenah Paper, Inc.                   15-Nov-14              50,000        46,000
Paper & Forest Products                    NewPage Corp.                        01-May-12              95,000       103,550
Paper & Forest Products                    NewPage Corp.                        01-May-13             140,000       144,900
Paper & Forest Products                    Tembec Industries, Inc.              01-Feb-11
                                                                                                                -----------
                                                                                                                  3,037,630     3.2%
                                                                                                                -----------

Personal Products                          Playtex Products, Inc.               01-Mar-11             140,000       144,900
Personal Products                          Playtex Products, Inc.               01-Jun-11
                                                                                                                -----------
                                                                                                                    144,900     0.2%
                                                                                                                -----------

                                           Angiotech Pharmaceuticals,
Pharmaceuticals                            Inc. (144A)                          01-Apr-14              35,000        33,425
                                           Valeant Pharmaceuticals
Pharmaceuticals                            International                        15-Dec-11             575,000       546,250
Pharmaceuticals                            Warner Chilcott Corp.                01-Feb-15             175,000       180,250
                                                                                                                -----------
                                                                                                                    759,925     0.8%
                                                                                                                -----------

Publishing                                 Dex Media West - Series B            15-Aug-13
Publishing                                 PRIMEDIA, Inc.                       15-May-11             550,000       528,000
                                                                                                                -----------
                                                                                                                    528,000     0.6%
                                                                                                                -----------

                                           American Real Estate Partners
                                           LP/American Real Estate Finance
Real Estate                                Corp.                                15-Feb-13
Real Estate                                CB Richard Ellis Services, Inc.      15-May-10
Real Estate                                Felcor Lodging, L.P. (REIT)          01-Jun-11             200,000       212,000
Real Estate                                Forest City Enterprises, Inc.        01-Jun-15              15,000        15,113
Real Estate                                Host Marriott LP (REIT)              01-Nov-13             100,000        99,625
Real Estate                                Host Marriott LP (REIT)              15-Mar-15             300,000       282,000
Real Estate                                Host Marriott, L.P. (REIT)           15-Aug-12             100,000        99,125
                                           Host Marriott, L.P. (REIT)
Real Estate                                (144A)                               01-Jun-16              75,000        71,531
Real Estate                                Kimball Hill, Inc.                   15-Dec-12             190,000       175,750
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                        15-Oct-14
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                        01-Jun-15
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                        01-Jun-16              80,000        76,700
                                                                                                                -----------
                                                                                                                  1,031,844     1.1%
                                                                                                                -----------

Retail - Multiline                         Affinity Group, Inc.                 15-Feb-12
Retail - Multiline                         Affinity Group, Inc.                 15-Feb-12
                                           AmeriGas Partners LP/AmeriGas
Retail - Multiline                         Eagle Finance Corp.                  20-May-16
Retail - Multiline                         Autonation, Inc.                     15-Apr-14             125,000       123,125
Retail - Multiline                         Autonation, Inc.                     15-Apr-13             100,000        99,500
Retail - Multiline                         Baker & Taylor, Inc.                 01-Jul-13
Retail - Multiline                         EPL Finance Corp.                    15-Nov-13              85,000        97,113
Retail - Multiline                         J.C. Penney Co., Inc.                01-Aug-12
Retail - Multiline                         R.H. Donnelley, Inc.                 15-Dec-12
Retail - Multiline                         SGS International, Inc.              15-Dec-13
                                                                                                                -----------
                                                                                                                    319,738     0.3%
                                                                                                                -----------

Retail - Specialty                         AmeriGas Partners,  L.P.             20-May-15
Retail - Specialty                         Blockbuster, Inc.                    01-Sep-12              80,000        74,600
Retail - Specialty                         Blockbuster, Inc. (144A)             01-Sep-12             140,000       130,550
Retail - Specialty                         Brookstone Co., Inc. (144A)          15-Oct-12              95,000        83,600
Retail - Specialty                         General Nutrition Centers, Inc.      01-Dec-10
Retail - Specialty                         Harry & David Holdings, Inc.         01-Mar-13             375,000       339,375
                                           Neiman-Marcus Group, Inc.
Retail - Specialty                         (144A)                               15-Oct-15              25,000        26,125
                                           Neiman-Marcus Group, Inc.
Retail - Specialty                         (144A)                               15-Oct-15             405,000       430,313
Retail - Specialty                         Suburban Propane Partners, L.P.      15-Dec-13             265,000       247,775
Retail - Specialty                         True Temper Sports, Inc.             15-Sep-11
Retail - Specialty                         United Auto Group, Inc.              15-Mar-12
                                                                                                                -----------
                                                                                                                  1,332,338     1.4%
                                                                                                                -----------

Semiconductor Equipment & Products         Amkor Technologies, Inc.             15-May-11             455,000       419,169
Semiconductor Equipment & Products         Amkor Technologies, Inc.             01-Jun-16             240,000       227,400
Semiconductor Equipment & Products         Freescale Semiconductor              15-Jul-14
Semiconductor Equipment & Products         Freescale Semiconductor, Inc.        15-Jul-09             375,000       382,500
Semiconductor Equipment & Products         MagnaChip Semiconductor              15-Dec-14             450,000       373,500
                                                                                                                -----------
                                                                                                                  1,402,569     1.5%
                                                                                                                -----------

Software                                   Sensus Metering Systems, Inc.        15-Dec-13
Software                                   Serena Software, Inc.                15-Mar-16
Software                                   SS&C Technologies, Inc.              01-Dec-13
Software                                   Sungard Data Systems, Inc.           15-Aug-13
Software                                   Sungard Data Systems, Inc.           15-Aug-15             715,000       739,131
                                                                                                                -----------
                                                                                                                    739,131     0.8%
                                                                                                                -----------

Telecommunication Services - Diversified   AT&T Corp.                           15-Nov-31
Telecommunication Services - Diversified   Cincinnati Bell, Inc.                15-Feb-15             650,000       612,625
Telecommunication Services - Diversified   Citizens Communications Co.          15-Aug-31
Telecommunication Services - Diversified   Citizens Communications Co.          15-Jan-13             500,000       472,500
                                           Hawaiian Telcom
Telecommunication Services - Diversified   Communications, Inc.                 01-May-15             265,000       277,588
Telecommunication Services - Diversified   Inmarsat Finance, Plc.               15-Nov-12             100,000        85,125
Telecommunication Services - Diversified   Insight Midwest, L.P.                01-Oct-09              50,000        51,000
Telecommunication Services - Diversified   Insight Midwest, L.P.                01-Oct-09             675,000       688,500
Telecommunication Services - Diversified   Intelsat Bermuda Ltd.                15-Jun-16             705,000       722,625
Telecommunication Services - Diversified   Intelsat Bermuda, Ltd. (144A)        15-Jun-16             395,000       407,838
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                            15-Jan-12
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                            15-Jan-13             675,000       669,938
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                            15-Jan-15
Telecommunication Services - Diversified   IWO Holdings, Inc.                   15-Jan-12             100,000       103,500
Telecommunication Services - Diversified   Mediacom Broadband, LLC              15-Jan-13              65,000        64,675
Telecommunication Services - Diversified   New Skies Satellites NV              01-Nov-12
Telecommunication Services - Diversified   Nordic Telephone Holdings Co.        01-May-16             270,000       277,425
Telecommunication Services - Diversified   PanAmSat Corp.                       15-Aug-14             175,000       177,625
Telecommunication Services - Diversified   PanAmSat Holding Corp.               01-Nov-14
                                           Qwest Communications
Telecommunication Services - Diversified   International, Inc.                  15-Feb-14              95,000        92,625
                                           Qwest Communications
Telecommunication Services - Diversified   International, Inc. (Series B)       15-Feb-14             390,000       380,250
Telecommunication Services - Diversified   Qwest Corp.                          15-Mar-12
Telecommunication Services - Diversified   Qwest Corp.                          01-Sep-11             348,000       352,350
Telecommunication Services - Diversified   Qwest Corp.                          15-Jun-23             105,000        98,438
Telecommunication Services - Diversified   Qwest Corp.                          15-Sep-33             785,000       679,025
Telecommunication Services - Diversified   Rogers Cable, Inc.                   15-Mar-15              75,000        71,438
                                           Rogers Wireless
Telecommunication Services - Diversified   Communications, Inc.                 01-Mar-14
Telecommunication Services - Diversified   Rogers Wireless, Inc.                15-Dec-12             475,000       478,563
Telecommunication Services - Diversified   Rogers Wireless, Inc.                15-Dec-12             620,000       633,950
Telecommunication Services - Diversified   U.S. Unwired, Inc.                   15-Jun-12
                                           Valor Telecommunications
Telecommunication Services - Diversified   Enterprise                           15-Feb-15
Telecommunication Services - Diversified   Windstream Corp.                     01-Aug-16             540,000       552,150
Telecommunication Services - Diversified   Zeus Special Subsidiary, Ltd.        01-Feb-15
                                                                                                                -----------
                                                                                                                  7,949,753     8.5%
                                                                                                                -----------

Telecommunication Services - Wireless      Centennial Communications Corp.      01-Jan-13
Telecommunication Services - Wireless      Centennial Communications Corp.      01-Jan-13
Telecommunication Services - Wireless      Centennial Communications Corp.      15-Jun-13             700,000       736,750
Telecommunication Services - Wireless      Dobson Cellular Systems              01-Nov-11             275,000       282,563
Telecommunication Services - Wireless      IPSCO, Inc.                          01-Jun-13             300,000       321,750
Telecommunication Services - Wireless      Nextel Communications, Inc.          01-Aug-15
Telecommunication Services - Wireless      Rural Cellular Corp.                 15-Mar-12             700,000       718,375
                                                                                                                -----------
                                                                                                                  2,059,438     2.2%
                                                                                                                -----------

Textiles, Apparel & Luxury Goods           Collins & Aikman, Inc.               15-Feb-10
Textiles, Apparel & Luxury Goods           INVISTA, Inc.                        01-May-12
Textiles, Apparel & Luxury Goods           Levi Strauss & Co.                   15-Jan-15             825,000       825,000
Textiles, Apparel & Luxury Goods           Pillowtex Corp. *                    15-Dec-49
Textiles, Apparel & Luxury Goods           Warnaco, Inc.                        15-Jun-13
                                                                                                                -----------
                                                                                                                    825,000     0.9%
                                                                                                                -----------

Transportation                             CHC Helicopter Corp.                 01-May-14             200,000       192,000
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.                15-Jun-07              80,000        82,400
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.                15-Jun-12              20,000        22,050
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.                01-May-12             385,000       410,025
Transportation                             Holt Group, Inc. *                   15-Jan-06
Transportation                             Stena AB                             01-Dec-12
Transportation                             Stena AB                             01-Nov-13
                                                                                                                -----------
                                                                                                                    706,475     0.8%
                                                                                                                -----------

------------------------------------------------------------------------------------------------------------------------------------
Total Domestic Bonds & Debt Securities                                                      (Cost $93,183,678)   91,595,068    97.8%
------------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds
-----------------

Entertainment                              Magna Entertainment Corp.            15-Dec-09                                 0

------------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                                                                         0.0%
------------------------------------------------------------------------------------------------------------------------------------

Common Stocks                              Security Description                                  Shares            Value
-------------                              --------------------                                  ------            -----
                                           General Chemical Industrial
Chemicals                                  Products, Inc. *

Containers & Packaging                     Russell-Stanley Holdings, Inc. *

Electric Utilities                         NorthWestern Corp.                                          17,382       597,072     0.6%
                                                                                                                -----------

Financial - Diversified                    Classic Holding Co., LLC *                                   1,057        34,549     0.0%
                                                                                                                -----------

Food & Drug Retailing                      B&G Food, Inc.

Telecommunication Services - Diversified   NTL, Inc.

Telecommunication Services - Diversified   Viatel Holding Bermuda, Ltd. *

Telecommunication Services - Wireless      iPCS, Inc. *                                                   957        46,223     0.1%
                                                                                                                -----------

------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                                            (Cost $782,438)      677,844     0.7%
------------------------------------------------------------------------------------------------------------------------------------

Term Loans
----------

Hotels, Restaurants & Leisure              Denny's Corp. (144A)                 21-Sep-10              83,333        84,792
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                 21-Sep-10              83,333        84,792
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                 21-Sep-10              83,333        84,792
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                 21-Sep-10              83,333        83,854
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                 21-Sep-10              83,333        83,854
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                 21-Sep-10              83,333        83,854
                                                                                                                -----------
                                                                                                                    505,938
                                                                                                                -----------

------------------------------------------------------------------------------------------------------------------------------------
Total Term Loans                                                                               (Cost $499,998)      505,938     0.6%
------------------------------------------------------------------------------------------------------------------------------------

Preferred Stock
---------------

Auto Components                            HLI Operating Co., Inc.                                         40         1,400     0.0%
                                                                                                                -----------

Oil & Gas                                  Chesapeake Energy Corp.                                        395       101,918     0.1%
                                                                                                                -----------

Retail - Specialty                         GNC Corp. *

------------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks                                                                         (Cost $100,631)      103,318     0.1%
------------------------------------------------------------------------------------------------------------------------------------

Warrants
--------

                                           General Chemical Industrial
Chemicals                                  Products, Inc. *
                                           General Chemical Industrial
Chemicals                                  Products, Inc. *

Commercial Services & Supplies             MDP Acquisitions PLC Corp. *

Containers & Packaging                     Pliant Corp. *

Electronic Equipment & Instruments         Viasystems Group, Inc. *                                     9,411             0     0.0%
                                                                                                                -----------

Leisure Equipment & Products               AMF Bowling Worldwide, Inc. *

Media                                      Advanstar Holdings Corp. *
                                           XM Satellite Radio Holdings,
Media                                      Inc. - Class A *

Metals & Mining                            ACP Holding Co. *

------------------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                                 (Cost $142,521)            0     0.0%
------------------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                      State Street Bank & Trust Co.
---------------------
                                           State Street Navigator Securities
                                           Lending Prime Portfolio                                 18,913,860    18,913,860    20.2%
                                                                                                                -----------

------------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                           (Cost $94,709,266)  111,796,028   119.4%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                              (18,169,574)  -19.4%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                       $93,626,454   100.0%
====================================================================================================================================

                                                                                       Met Investors Series Trust
                                                                                               Blackrock
                                                                                               High Yield
                                                                                               Portfolio
                                                                                   ------------------------------
Domestic Bonds & Debt Securities           Security Description                      Par Amount          Value
--------------------------------           --------------------                    ---------------    -----------
Advertising                                Advanstar Communications, Inc.                  125,000        134,688
Advertising                                Advanstar Communications, Inc.                  175,000        185,062
Advertising                                Advanstar, Inc.                                 175,000        184,188
Advertising                                Lamar Media Corp.                               100,000         93,000
Advertising                                WDAC Subsidiary Corp.                           475,000        469,062
                                                                                                      -----------
                                                                                                        1,066,000     1.4%
                                                                                                      -----------

Aerospace & Defense                        Alliant Techsystems, Inc.                       275,000        265,375
Aerospace & Defense                        Argo-Tech Corp.
Aerospace & Defense                        BE Aerospace, Inc.
Aerospace & Defense                        DRS Technologies, Inc.                          300,000        291,750
Aerospace & Defense                        DRS Technologies, Inc.
Aerospace & Defense                        K&F Acquisition, Inc.                           125,000        123,750
Aerospace & Defense                        L-3 Communications Corp.                        425,000        405,875
Aerospace & Defense                        L-3 Communications Corp.                        200,000        192,000
Aerospace & Defense                        Moog, Inc.
Aerospace & Defense                        TransDigm, Inc. (144A)
                                                                                                      -----------
                                                                                                        1,278,750     1.7%
                                                                                                      -----------

Agriculture                                Eurofresh, Inc.                                 275,000        270,875
Agriculture                                Reynolds American, Inc.                         350,000        337,750
                                                                                                      -----------
                                                                                                          608,625     0.8%
                                                                                                      -----------

Apparel & Textiles                         Phillips-Van Heusen Corp.                       100,000        102,750     0.1%
                                                                                                      -----------

                                           Advanced Accessory
Auto Components                            Systems LLC                                     200,000        206,500
                                           American Tire Distributors
Auto Components                            Holdings, Inc.                                  150,000        137,250
Auto Components                            Commercial Vehicle Group, Inc.
Auto Components                            Cooper Standard Automotive, Inc.                350,000        277,812
Auto Components                            Hertz Corp.                                     175,000        180,250
                                           Keystone Automotive
Auto Components                            Operations, Inc.
Auto Components                            Rexnord Corp.                                   200,000        221,468
Auto Components                            Stanadyne Corp. Series 1                        250,000        235,000
Auto Components                            Stanadyne Holdings, Inc.                        125,000         63,125
Auto Components                            Stoneridge, Inc.                                200,000        193,000
Auto Components                            Tenneco Automotive, Inc.                        200,000        200,500
Auto Components                            TRW Automotive, Inc.                             75,000         80,063
Auto Components                            TRW Automotive, Inc.                            285,000        312,787
Auto Components                            United Components, Inc.                         250,000        247,500
Auto Components                            Visteon Corp.
                                                                                                      -----------
                                                                                                        2,355,255     3.1%
                                                                                                      -----------

Automobiles                                General Motors Corp.                            200,000        165,500
Automobiles                                General Motors Corp.
Automobiles                                General Motors Corp.                            250,000        202,500
                                                                                                      -----------
                                                                                                          368,000     0.5%
                                                                                                      -----------

Automotive Loans                           Ford Motor Co.
Automotive Loans                           Ford Motor Credit Co.                           900,000        799,212
Automotive Loans                           Ford Motor Credit Co.
Automotive Loans                           Ford Motor Credit Co.                           550,000        400,125
Automotive Loans                           Ford Motor Credit Co. (144A)
                                                                                                      -----------
                                                                                                        1,199,337     1.6%
                                                                                                      -----------

Beverages                                  Constellation Brands, Inc.                      150,000        153,375
Beverages                                  Cott Beverages USA, Inc.                        250,000        250,625
                                                                                                      -----------
                                                                                                          404,000     0.5%
                                                                                                      -----------

                                           Fisher Scientific International,
Biotechnology                              Inc.                                            475,000        460,156     0.6%
                                                                                                      -----------

Building Materials                         Associated Materials, Inc.
Building Materials                         Associated Materials, Inc.
Building Materials                         Goodman Global Holding Co., Inc.                 72,000         72,360
Building Materials                         Goodman Global Holding Co., Inc.                250,000        240,000
Building Materials                         Interline Brands, Inc.                          175,000        175,437
Building Materials                         Nortek, Inc.                                    100,000         97,250
Building Materials                         NTK Holdings, Inc.                              200,000        145,750
                                           Panolam Industries
Building Materials                         International, Inc.                             275,000        268,125
Building Materials                         Ply Gem Industries, Inc.
Building Materials                         Texas Industries, Inc.                           50,000         49,750
Building Materials                         U.S. Concrete, Inc.                             250,000        253,750
Building Materials                         U.S. Concrete, Inc. (144A)
                                                                                                      -----------
                                                                                                        1,302,422     1.7%
                                                                                                      -----------

Business Services                          Lamar Media Corp.                               175,000        171,937
Business Services                          R.H. Donnelley Corp. (144A)
Business Services                          RH Donnelley Corp.                              300,000        277,500
Business Services                          RH Donnelley Corp.                              200,000        202,750
                                                                                                      -----------
                                                                                                          652,187     0.8%
                                                                                                      -----------

Capital Markets                            E*Trade Financial Corp.                                                    0.0%
                                                                                                      -----------

                                           Equistar Chemicals
Chemicals                                  LP/Equistar Funding Corp.                       250,000        264,375
Chemicals                                  Huntsman International LLC                      258,000        263,160
Chemicals                                  Huntsman International, LLC
Chemicals                                  IMC Global, Inc.
Chemicals                                  Innophos, Inc.
Chemicals                                  Lyondell Chemical Co.                           162,000        167,265
Chemicals                                  Lyondell Chemical Co.                            75,000         76,500
Chemicals                                  Nalco Co.                                       275,000        278,437
Chemicals                                  PQ Corp.                                        175,000        165,375
Chemicals                                  Rhodia S.A.
Chemicals                                  Rhodia S.A.
Chemicals                                  Rockwood Specialties Group, Inc.
Chemicals                                  Union Carbide Chemicals &

                                           Plastics Co., Inc.                              175,000        183,251
Chemicals                                  Union Carbide Corp.                              50,000         51,063
                                                                                                      -----------
                                                                                                        1,449,426     1.9%
                                                                                                      -----------

Commercial Services & Supplies             Alderwoods Group, Inc.
                                           Avis Budget Car Rental,
Commercial Services & Supplies             LLC (144A)
Commercial Services & Supplies             Brand Services, Inc.                            325,000        368,062
Commercial Services & Supplies             Carriage Services, Inc.
                                           Education Management Corp.
Commercial Services & Supplies             (144A)
Commercial Services & Supplies             Education Management LLC                        250,000        250,000
Commercial Services & Supplies             Hertz Corp.                                     350,000        372,750
Commercial Services & Supplies             Insurance Auto Auctions, Inc.                   275,000        272,250
Commercial Services & Supplies             iPayment, Inc.                                  150,000        150,000
Commercial Services & Supplies             NationsRent Cos., Inc.
Commercial Services & Supplies             NationsRent, Inc.                               150,000        160,500
                                                                                                      -----------
                                                                                                        1,573,562     2.0%
                                                                                                      -----------

Computers & Peripherals                    Activant Solutions, Inc.                         75,000         72,938
Computers & Peripherals                    Seagate Technology HDD Holdings                 225,000        231,750
Computers & Peripherals                    SMART Modular Technologies, Inc.                162,000        172,327
                                                                                                      -----------
                                                                                                          477,015     0.6%
                                                                                                      -----------

Containers & Packaging                     Ball Corp.                                      150,000        140,250
Containers & Packaging                     Berry Plastics Corp.                            325,000        353,437
Containers & Packaging                     Crown Americas, LLC                             175,000        173,250
Containers & Packaging                     Crown Cork & Seal Co., Inc.
Containers & Packaging                     Crown Cork & Seal Finance, Plc.
                                           Graphic Packaging International
Containers & Packaging                     Corp.
                                           Graphic Packaging International
Containers & Packaging                     Corp.                                           375,000        373,125
Containers & Packaging                     Greif, Inc.                                     225,000        237,938
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.
Containers & Packaging                     Owens-Illinois, Inc.                            350,000        353,500
Containers & Packaging                     Plastipak Holdings, Inc.                        125,000        125,625
Containers & Packaging                     Russell-Stanley Holdings, Inc. *                 18,258          5,079
                                           Smurfit-Stone Container
Containers & Packaging                     Enterprises, Inc.
                                           Smurfit-Stone Container
Containers & Packaging                     Enterprises, Inc.                                75,000         77,438
                                                                                                      -----------
                                                                                                        1,839,642     2.4%
                                                                                                      -----------

                                           AES China Generating Co.,
Electric Utilities                         Ltd.
Electric Utilities                         AES Corp. (The)
Electric Utilities                         AES Corp. (The) (144A)
Electric Utilities                         Calpine Generating Co., LLC *
Electric Utilities                         CMS Energy Corp.                                200,000        203,500
Electric Utilities                         Edison Mission Energy                           225,000        228,375
Electric Utilities                         Edison Mission Energy                           400,000        395,000
Electric Utilities                         Edison Mission Energy (144A)
Electric Utilities                         FPL Energy National Wind                        117,738        114,256
Electric Utilities                         Inergy Finance Corp.
Electric Utilities                         Inergy LP/Inergy Finance Corp.                  275,000        257,125
Electric Utilities                         Midwest Generation, LLC
                                           Mirant Americas Generation,
Electric Utilities                         LLC
Electric Utilities                         Nevada Power Co.                                260,000        282,710
Electric Utilities                         Nevada Power Co.                                 50,000         47,668
Electric Utilities                         Nevada Power Co.                                300,000        299,898
Electric Utilities                         NorthWestern Corp.                               75,000         73,854
Electric Utilities                         NRG Energy, Inc.                                125,000        122,187
Electric Utilities                         NRG Energy, Inc.                                250,000        244,375
Electric Utilities                         PSEG Energy Holdings LLC                        200,000        206,000
Electric Utilities                         PSEG Energy Holdings LLC                        250,000        271,250
Electric Utilities                         Reliant Energy, Inc.
Electric Utilities                         Sierra Pacific Resources                        200,000        189,964
Electric Utilities                         TECO Energy, Inc.                                75,000         73,313
Electric Utilities                         VeraSun Energy                                  175,000        185,500
                                                                                                      -----------
                                                                                                        3,194,975     4.2%
                                                                                                      -----------

                                           Superior Essex Communications
Electrical Components & Equipment          LLC/Essex Group, Inc.                           250,000        255,000     0.3%
                                                                                                      -----------

Energy                                     Atlas Pipeline Partners, L.P.                   100,000        100,125
                                           Northwest Pipeline Corp.
Energy                                     (144A)
                                           Pacific Energy Partners LP / Pacific
Energy                                     Energy Finance Corp.                            175,000        170,625
Energy                                     SemGroup LP                                     200,000        200,000
Energy                                     SESI, LLC (144A)
Energy                                     Sonat, Inc.
Energy                                     Sonat, Inc.
                                           Transcontinental Gas Pipe
Energy                                     Line Corp.                                      125,000        120,313
                                                                                                      -----------
                                                                                                          591,063     0.8%
                                                                                                      -----------

Entertainment & Leisure                    AMC Entertainment, Inc.                         225,000        225,000
Entertainment & Leisure                    AMC Entertainment, Inc.
Entertainment & Leisure                    AMC Entertainment, Inc.
Entertainment & Leisure                    AMC Entertainment, Inc.
Entertainment & Leisure                    Cinemark USA, Inc.                              150,000        158,250
Entertainment & Leisure                    Cinemark, Inc.                                  500,000        390,000
Entertainment & Leisure                    Herbst Gaming, Inc.                             175,000        167,125
                                           HRP Myrtle Beach Operations
Entertainment & Leisure                    LLC/HRP Myrtle Beach Capital Corp.              200,000        199,000
Entertainment & Leisure                    Jacobs Entertainment, Inc.                      175,000        176,750
Entertainment & Leisure                    Penn National Gaming, Inc.                      250,000        234,375
                                           Steinway Musical Instruments,
Entertainment & Leisure                    Inc.                                             75,000         72,938
Entertainment & Leisure                    Tunica-Biloxi Gaming Authority                  175,000        180,250
                                           Universal City Development
Entertainment & Leisure                    Partners                                        375,000        410,156
                                                                                                      -----------
                                                                                                        2,213,844     2.8%
                                                                                                      -----------

Environmental Services                     Allied Waste North America, Inc.                200,000        189,500
Environmental Services                     Allied Waste North America, Inc.
Environmental Services                     Allied Waste North America, Inc.
Environmental Services                     Clean Harbors, Inc.                             130,000        146,900
Environmental Services                     IMCO Recycling, Inc.                            225,000        244,125
                                                                                                      -----------
                                                                                                          580,525     0.8%
                                                                                                      -----------

Financial - Diversified                    AAC Group Holding Corp.                         300,000        235,500
Financial - Diversified                    AAC Group Holding Corp.                          75,000         75,375
                                           AMR HoldCo, Inc./EmCare
Financial - Diversified                    HoldCo, Inc.                                    150,000        157,875
                                           BCP Crystal U.S. Holdings
Financial - Diversified                    Corp.                                           179,000        195,110
                                           Calpoint Receivable Structured
Financial - Diversified                    Trust 2001 (144A)
Financial - Diversified                    CCM Merger, Inc. (144A)
Financial - Diversified                    CitiSteel USA, Inc.
Financial - Diversified                    CitiSteel USA, Inc. (144A)
Financial - Diversified                    Crystal U.S. Holdings 3 LLC                     600,000        472,500
Financial - Diversified                    Foamex Capital Corp. (144A)
                                           Galaxy Entertainment Finance
Financial - Diversified                    Co., Ltd.                                       275,000        287,375
Financial - Diversified                    General Motors Acceptance Corp.
Financial - Diversified                    General Motors Acceptance Corp.                 550,000        525,348
Financial - Diversified                    General Motors Acceptance Corp.                 700,000        674,580
                                           Global Cash Access LLC/Global
Financial - Diversified                    Cash Finance Corp.                              179,000        189,516
Financial - Diversified                    H&E Finance Corp.
                                           Hexion US Finance Corp./Hexion Nova
Financial - Diversified                    Scotia Finance ULC                              400,000        407,000
Financial - Diversified                    HNS Finance Corp. (144A)
Financial - Diversified                    JSG Funding                                     250,000        258,750
Financial - Diversified                    Montell Finance Co., BV
Financial - Diversified                    Nalco Finance Holdings LLC                      216,000        163,080
Financial - Diversified                    Nell AF SARL                                    375,000        362,344
Financial - Diversified                    Southern Star Central Corp.                      50,000         48,250
Financial - Diversified                    Ucar Finance, Inc.
Financial - Diversified                    UGS Capital Corp. II (144A)
Financial - Diversified                    UGS Corp.                                       225,000        243,000
Financial - Diversified                    Visant Corp.                                    250,000        243,750
Financial - Diversified                    Visant Holding Corp.                            625,000        493,750
Financial - Diversified                    Xerox Capital Trust I
                                                                                                      -----------
                                                                                                        5,033,103     6.5%
                                                                                                      -----------

                                           ASG Consolidated LLC/ASG
Food & Drug Retailing                      Finance, Inc.                                   525,000        444,938     0.6%
                                                                                                      -----------

Food Products                              B&G Foods, Inc.                                 225,000        226,125
Food Products                              Birds Eye Foods, Inc.                            63,000         64,496
Food Products                              Del Monte Corp.                                 425,000        396,312
Food Products                              Delhaize America, Inc.
Food Products                              Dole Food Co., Inc.
Food Products                              Eagle Family Foods, Inc.                        125,000        101,563
Food Products                              Michael Foods, Inc.                             325,000        320,938
Food Products                              Pierre Foods, Inc.                              300,000        306,750
Food Products                              Pilgrim's Pride Corp.                           100,000        100,250
Food Products                              Smithfield Foods, Inc.                          150,000        147,750
                                                                                                      -----------
                                                                                                        1,664,184     2.2%
                                                                                                      -----------

                                           Couch-Tard US LP/Couche-Tard
Food Retailers                             Finance Corp.                                   350,000        350,000     0.5%
                                                                                                      -----------

Foreign Government                         Federative Republic of Brazil                                              0.0%
                                                                                                      -----------

Health Care Equipment & Supplies           CDRV Investors, Inc.                            725,000        493,000
Health Care Equipment & Supplies           Leiner Health Products, Inc.                    175,000        166,469
Health Care Equipment & Supplies           Safety Products Holdings, Inc.                  275,209        287,593
Health Care Equipment & Supplies           Vanguard Health Holding Co. II                  250,000        250,625
Health Care Equipment & Supplies           VWR International, Inc.                         250,000        244,063
                                           WH Holdings Ltd./WH
Health Care Equipment & Supplies           Capital Corp.                                   190,000        209,000
                                                                                                      -----------
                                                                                                        1,650,750     2.1%
                                                                                                      -----------

Health Care Providers & Services           Accellent, Inc.                                 225,000        231,187
Health Care Providers & Services           Ameripath, Inc.                                 400,000        421,500
Health Care Providers & Services           Bio-Rad Laboratories, Inc.                      225,000        207,563
Health Care Providers & Services           Concentra Operating Corp.                       225,000        234,000
Health Care Providers & Services           CRC Health Corp.                                225,000        230,062
Health Care Providers & Services           DaVita, Inc.
Health Care Providers & Services           HCA, Inc.
Health Care Providers & Services           HCA, Inc.
Health Care Providers & Services           HCA, Inc.                                       375,000        397,224
Health Care Providers & Services           HCA, Inc.                                       300,000        287,978
Health Care Providers & Services           HCA, Inc.                                       275,000        252,721
Health Care Providers & Services           HCA, Inc.                                       400,000        372,620
Health Care Providers & Services           IASIS Healthcare, LLC
Health Care Providers & Services           National Mentor Holdings, Inc.                  225,000        230,062
Health Care Providers & Services           Omnicare, Inc.                                  250,000        238,750
Health Care Providers & Services           Psychiatric Solutions, Inc.                     150,000        147,563
Health Care Providers & Services           Tenet Healthcare Corp.
Health Care Providers & Services           Tenet Healthcare Corp.
Health Care Providers & Services           Tenet Healthcare Corp.
Health Care Providers & Services           Triad Hospitals, Inc.
                                                                                                      -----------
                                                                                                        3,251,230     4.2%
                                                                                                      -----------

                                           155 East Tropicana LLC/155 East
Hotels, Restaurants & Leisure              Tropicana Finance Corp.                         250,000        239,375
Hotels, Restaurants & Leisure              Aztar Corp.
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                               175,000        177,406
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                               100,000        105,250
Hotels, Restaurants & Leisure              Boyd Gaming Corp.
Hotels, Restaurants & Leisure              Caesars Entertainment, Inc.                     300,000        317,625
Hotels, Restaurants & Leisure              Caesars Entertainment, Inc.                     275,000        286,687
Hotels, Restaurants & Leisure              Carrols Corp.
Hotels, Restaurants & Leisure              Dave & Buster's, Inc.                           150,000        144,750
Hotels, Restaurants & Leisure              Gaylord Entertainment Co.                       175,000        164,938
                                           Inn of the Mountain Gods
Hotels, Restaurants & Leisure              Resort & Casino
Hotels, Restaurants & Leisure              Intrawest Corp.                                 275,000        275,000
Hotels, Restaurants & Leisure              Isle of Capri Casinos, Inc.
Hotels, Restaurants & Leisure              Kerzner International, Ltd.                     300,000        314,625
Hotels, Restaurants & Leisure              Landry's Restaurants, Inc.                      225,000        207,563
Hotels, Restaurants & Leisure              Las Vegas Sands Corp.
Hotels, Restaurants & Leisure              Majestic Star Casino LLC                         50,000         52,625
Hotels, Restaurants & Leisure              Mandalay Resort Group                           125,000        132,813
Hotels, Restaurants & Leisure              Mandalay Resort Group                           150,000        156,563
Hotels, Restaurants & Leisure              Mandalay Resort Group                            18,000         19,035
Hotels, Restaurants & Leisure              MGM MIRAGE, Inc.                                500,000        516,250
Hotels, Restaurants & Leisure              MGM MIRAGE, Inc.                                550,000        572,687
                                           Mohegan Tribal Gaming
Hotels, Restaurants & Leisure              Authority
Hotels, Restaurants & Leisure              MTR Gaming Group, Inc.                          100,000        100,875
Hotels, Restaurants & Leisure              MTR Gaming Group, Inc.                          225,000        238,781
                                           River Rock Entertainment
Hotels, Restaurants & Leisure              Authority
Hotels, Restaurants & Leisure              Royal Caribbean Cruises Ltd.                     75,000         74,645
Hotels, Restaurants & Leisure              Royal Caribbean Cruises, Ltd.                   175,000        183,837
Hotels, Restaurants & Leisure              San Pasqual Casino                              200,000        200,500
                                           Starwood Hotels & Resorts
Hotels, Restaurants & Leisure              Worldwide, Inc.                                 350,000        353,937
                                           Starwood Hotels & Resorts
Hotels, Restaurants & Leisure              Worldwide, Inc.                                 100,000        104,875
Hotels, Restaurants & Leisure              Station Casinos, Inc.                           125,000        117,656
Hotels, Restaurants & Leisure              Station Casinos, Inc.                           200,000        187,000
                                           Wynn Las Vegas LLC/Wynn
Hotels, Restaurants & Leisure              Las Vegas Capital                               225,000        213,188
                                                                                                      -----------
                                                                                                        5,458,486     7.1%
                                                                                                      -----------

                                           ALH Finance LLC/ALH
Household Products                         Finance Corp.                                   400,000        388,000
Household Products                         American Achievement Corp.                      175,000        173,250
Household Products                         Ames True Temper, Inc.                          275,000        225,500
Household Products                         Beazer Homes USA, Inc.
                                           Beazer Homes USA, Inc.
Household Products                         (144A)
Household Products                         Church & Dwight Co., Inc.                       250,000        232,500
Household Products                         Glenoit Corp. *                                  50,000             --
Household Products                         Hovnanian Enterprises, Inc.
Household Products                         Jacuzzi Brands, Inc.
Household Products                         Jarden Corp.                                    250,000        256,250
Household Products                         KB Home
Household Products                         KB Home
Household Products                         KB Home
                                           Norcraft Cos. LP/Norcraft
Household Products                         Finance Corp.                                   150,000        153,375
                                           Norcraft Holdings LP/Norcraft
Household Products                         Capital Corp.                                   400,000        326,000
Household Products                         Sealy Mattress Co.                              175,000        175,875
Household Products                         Simmons Bedding Co.
Household Products                         Simmons Bedding Co.
Household Products                         Spectrum Brands, Inc.                           400,000        327,000
Household Products                         Spectrum Brands, Inc.                           100,000         86,000
Household Products                         Visant Holdings Corp.                           350,000        339,500
Household Products                         William Lyon Homes, Inc.
                                                                                                      -----------
                                                                                                        2,683,250     3.5%
                                                                                                      -----------

Household Products/Wares                   American Greetings                              175,000        176,750     0.2%
                                                                                                      -----------

Industrial - Diversified                   Amsted Industries, Inc.                         100,000        107,500
                                           Covalence Specialty
Industrial - Diversified                   Materials Corp.                                 300,000        289,500
Industrial - Diversified                   Da-Lite Screen Co., Inc.                        250,000        266,250
Industrial - Diversified                   Koppers, Inc.                                   152,000        163,780
Industrial - Diversified                   Neenah Co.                                      191,000        207,235
                                           Norcross Safety Products
Industrial - Diversified                   LLC/Norcoss Capital Co.                         250,000        260,625
Industrial - Diversified                   Nutro Products, Inc. (144A)
Industrial - Diversified                   Nutro Products, Inc.                            125,000        129,219
Industrial - Diversified                   Reddy Ice Holdings, Inc.                        325,000        263,250
Industrial - Diversified                   Ryerson Tull, Inc.                              150,000        150,000
Industrial - Diversified                   Stena AB                                        125,000        115,625
                                                                                                      -----------
                                                                                                        1,952,984     2.5%
                                                                                                      -----------

                                           Crum & Forster Holdings
Insurance                                  Corp.                                                                      0.0%
                                                                                                      -----------

Internet & Catalog Retail                  FTD, Inc.                                       194,000        192,060     0.3%

                                           Knowledge Learning Center,
Leisure Equipment & Products               Inc.                                            425,000        391,000
Leisure Equipment & Products               Pinnacle Entertainment, Inc.
                                                                                                      -----------
                                                                                                          391,000     0.3%
                                                                                                      -----------

Machinery                                  BGF Industries, Inc.
Machinery                                  Case New Holland, Inc.                          275,000        290,813
                                           Clark Material Handling
Machinery                                  Company *                                       150,000             --
Machinery                                  Hexcel Corp.
Machinery                                  Terex Corp.
                                                                                                      -----------
                                                                                                          290,813     0.4%
                                                                                                      -----------

Media                                      Affinion Group, Inc. (144A)
Media                                      AM/FM, Inc.
Media                                      CBD Media Holdings LLC                          425,000        425,000
Media                                      CCH I Holdings LLC                              135,000         81,675
Media                                      CCH I LLC                                       167,000        146,960
Media                                      CCO Holdings, LLC
Media                                      Charter Communications                          500,000        503,750
                                           Charter Communications
Media                                      Holdings, LLC
Media                                      Charter Communications
Media                                      Holdings, LLC
                                           Charter Communications
                                           Holdings, LLC
Media                                      Charter Communications
                                           Operating, LLC (144A)
Media                                      CMP Susquehanna Corp. (144A)
Media                                      CSC Holdings, Inc.
Media                                      CSC Holdings, Inc.
Media                                      CSC Holdings, Inc.                              175,000        176,094
Media                                      CSC Holdings, Inc., Senior Notes                200,000        203,000
Media                                      Dex Media, Inc.
Media                                      Dex Media, Inc.                                 225,000        190,687
                                           DirecTV Holdings LLC/Direct
Media                                      TV Financing Co.                                211,000        222,077
                                           DirecTV Holdings LLC/Direct
Media                                      TV Financing Co.                                175,000        162,312
Media                                      EchoStar DBS Corp.
Media                                      EchoStar DBS Corp.                              225,000        220,500
Media                                      EchoStar DBS Corp.                              200,000        192,000
Media                                      EchoStar DBS Corp. (144A)
Media                                      Houghton Mifflin Co.
Media                                      Houghton Mifflin Co.
Media                                      Houghton Mifflin Co.                            225,000        186,750
Media                                      IESY Repository GMBH                            200,000        192,000
Media                                      Kabel Deutschland GMBH                          550,000        583,000
Media                                      LIN Television Corp.
                                           LodgeNet Entertainment
Media                                      Corp.                                           175,000        187,250
Media                                      NBC Aquisition Corp.                            175,000        129,938
Media                                      Nebraska Book Co., Inc.                         250,000        233,750
Media                                      NTL Cable, Plc.
Media                                      Quebecor Media, Inc.                            100,000         98,500
Media                                      Radio One, Inc.
                                           Rainbow National
Media                                      Services LLC                                    325,000        361,562
                                           Rainbow National Services,
Media                                      LLC (144A)
                                           Reader's Digest Association,
Media                                      Inc.                                            200,000        194,000
Media                                      Shaw Communications, Inc.
Media                                      Sinclair Broadcast Group, Inc.
Media                                      Sirius Satellite Radio, Inc.                    125,000        117,813
Media                                      Videotron                                       175,000        160,563
Media                                      XM Satellite Radio, Inc.                        350,000        322,000
Media                                      XM Satellite Radio, Inc. (144A)
                                                                                                      -----------
                                                                                                        5,291,181     6.9%
                                                                                                      -----------

Metals & Mining                            Hawk Corp.                                      200,000        202,000
                                           International Coal Group, Inc.
Metals & Mining                            (144A)
Metals & Mining                            Metals USA, Inc. (144A)
Metals & Mining                            Mueller Group, Inc.                             175,000        189,000
Metals & Mining                            Mueller Group, Inc.
Metals & Mining                            RathGibson, Inc. (144A)
Metals & Mining                            Republic Technologies International

                                           LLC/RTI Capital Corp.                           150,000             --
Metals & Mining                            Steel Dynamics, Inc.
Metals & Mining                            United States Steel Corp.
Metals & Mining                            United States Steel Corp.                       150,000        160,500
Metals & Mining                            Valmont Industries, Inc.                        100,000         97,000
                                                                                                      -----------
                                                                                                          648,500     0.8%
                                                                                                      -----------

                                           Compass Minerals International,
Mining                                     Inc.                                            150,000        143,250
                                           Compass Minerals International,
Mining                                     Inc.                                            275,000        251,625
                                                                                                      -----------
                                                                                                          394,875     0.5%
                                                                                                      -----------

Office Furnishing & Supplies               Danka Business Systems PLC                      125,000        104,375
Office Furnishing & Supplies               IKON Office Solutions, Inc.
                                           Tempur-Pedic, Inc./Tempur
Office Furnishing & Supplies               Production USA, Inc.                            135,000        143,100
Office Furnishing & Supplies               Xerox Corp.
Office Furnishing & Supplies               Xerox Corp.                                     400,000        429,000
Office Furnishing & Supplies               Xerox Corp.                                     225,000        227,812
                                                                                                      -----------
                                                                                                          904,287     1.2%
                                                                                                      -----------

Oil & Gas                                  Belden & Blake Corp.
                                           Compagnie Generale de
Oil & Gas                                  Geophysique S.A.
                                           Compagnie Generale de
Oil & Gas                                  Geophysique S.A. (144A)
Oil & Gas                                  Dresser-Rand Group, Inc.
Oil & Gas                                  Dynegy Holdings, Inc.
Oil & Gas                                  Dynegy Holdings, Inc. (144A)
Oil & Gas                                  El Paso CGP Co.
Oil & Gas                                  El Paso Corp.                                   175,000        176,312
Oil & Gas                                  El Paso Corp.                                   150,000        151,125
Oil & Gas                                  El Paso Corp.                                   275,000        268,469
Oil & Gas                                  El Paso Corp. (144A)
Oil & Gas                                  El Paso Production Holding Co.                  175,000        177,187
Oil & Gas                                  Exco Resources, Inc.
Oil & Gas                                  Forest Oil Corp.
Oil & Gas                                  Grant Prideco, Inc.                              75,000         70,313
Oil & Gas                                  Holly Energy Partners, L.P.                     300,000        276,000
Oil & Gas                                  Mariner Energy, Inc. (144A)
Oil & Gas                                  Newfield Exploration Co.
                                           Pacific Energy Partners LP / Pacific
Oil & Gas                                  Energy Finance Corp.                            175,000        177,625
Oil & Gas                                  PetroHawk Energy Corp. (144A)
Oil & Gas                                  Pogo Producing Co.
Oil & Gas                                  Pogo Producing Co.                               75,000         69,656
Oil & Gas                                  Pogo Producing Co. (144A)
Oil & Gas                                  Pride International, Inc.
Oil & Gas                                  Range Resources Corp.                           125,000        115,938
Oil & Gas                                  Range Resources Corp.                           200,000        199,500
Oil & Gas                                  SEMCO Energy, Inc.                              125,000        124,733
Oil & Gas                                  Tennessee Gas Pipeline Co.                      150,000        150,844
Oil & Gas                                  Tennessee Gas Pipeline Co.                      450,000        483,508
Oil & Gas                                  Transcontinental Gas Pipe
                                           Line Corp.                                      150,000        166,125
Oil & Gas                                  Whiting Peteroleum Corp.
Oil & Gas                                  Williams Companies, Inc.                        425,000        433,500
Oil & Gas                                  Williams Companies, Inc.                        425,000        433,500
Oil & Gas                                  Williams Cos., Inc.
                                                                                                      -----------
                                                                                                        3,474,335     4.5%
                                                                                                      -----------

Oil & Gas Exploration & Production         Basic Energy Services, Inc.                     175,000        163,625
Oil & Gas Exploration & Production         Chesapeake Energy Corp.
Oil & Gas Exploration & Production         Chesapeake Energy Corp.
Oil & Gas Exploration & Production         Chesapeake Energy Corp.                         400,000        372,000
                                           Hilcorp Energy I/Hilcorp
Oil & Gas Exploration & Production         Finance Co.                                     100,000        101,250
Oil & Gas Exploration & Production         Pioneer Natural Resources Co.                   250,000        242,151
Oil & Gas Exploration & Production         Range Resources Corp.                            75,000         74,438
                                                                                                      -----------
                                                                                                          953,464     1.2%
                                                                                                      -----------

Paper & Forest Products                    Abitibi-Consolidated, Inc.                      275,000        252,312
Paper & Forest Products                    Abitibi-Consolidated, Inc.
Paper & Forest Products                    Appleton Papers, Inc.
Paper & Forest Products                    Boise Cascade, LLC
Paper & Forest Products                    Boise Cascade, LLC
Paper & Forest Products                    Catalyst Paper Corp.
Paper & Forest Products                    Catalyst Paper Corp.
Paper & Forest Products                    Glatfelter (144A)
Paper & Forest Products                    Graham Packaging Co., Inc.                      100,000         98,500
Paper & Forest Products                    Graham Packaging Co., Inc.
Paper & Forest Products                    Jefferson Smurfit Corp.                         300,000        282,750
Paper & Forest Products                    Mercer International, Inc.                      250,000        223,750
Paper & Forest Products                    Neenah Paper, Inc.
Paper & Forest Products                    NewPage Corp.
Paper & Forest Products                    NewPage Corp.                                   300,000        312,000
Paper & Forest Products                    Tembec Industries, Inc.                         175,000         92,750
                                                                                                      -----------
                                                                                                        1,262,062     1.6%
                                                                                                      -----------

Personal Products                          Playtex Products, Inc.
Personal Products                          Playtex Products, Inc.                          325,000        340,031
                                                                                                      -----------
                                                                                                          340,031     0.4%
                                                                                                      -----------

                                           Angiotech Pharmaceuticals,
Pharmaceuticals                            Inc. (144A)
                                           Valeant Pharmaceuticals
Pharmaceuticals                            International
Pharmaceuticals                            Warner Chilcott Corp.
                                                                                                      -----------
                                                                                                                0     0.0%
                                                                                                      -----------

Publishing                                 Dex Media West - Series B                       488,000        531,308
Publishing                                 PRIMEDIA, Inc.                                  175,000        168,875
                                                                                                      -----------
                                                                                                          700,183     0.9%
                                                                                                      -----------

                                           American Real Estate Partners
                                           LP/American Real Estate Finance
Real Estate                                Corp.                                           250,000        241,250
Real Estate                                CB Richard Ellis Services, Inc.                 114,000        122,550
Real Estate                                Felcor Lodging, L.P. (REIT)
Real Estate                                Forest City Enterprises, Inc.
Real Estate                                Host Marriott LP (REIT)                         325,000        325,406
Real Estate                                Host Marriott LP (REIT)                         100,000         94,500
Real Estate                                Host Marriott, L.P. (REIT)
                                           Host Marriott, L.P. (REIT)
Real Estate                                (144A)
Real Estate                                Kimball Hill, Inc.
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                                   250,000        243,750
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                                    75,000         75,375
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                                   100,000         96,375
                                                                                                      -----------
                                                                                                        1,199,206     1.6%
                                                                                                      -----------

Retail - Multiline                         Affinity Group, Inc.                            150,000        150,000
Retail - Multiline                         Affinity Group, Inc.                            247,338        242,391
                                           AmeriGas Partners LP/AmeriGas
Retail - Multiline                         Eagle Finance Corp.                             125,000        117,813
Retail - Multiline                         Autonation, Inc.                                 75,000         74,250
Retail - Multiline                         Autonation, Inc.                                100,000        100,000
Retail - Multiline                         Baker & Taylor, Inc.                            225,000        226,125
Retail - Multiline                         EPL Finance Corp.                               150,000        172,125
Retail - Multiline                         J.C. Penney Co., Inc.                           351,000        402,794
Retail - Multiline                         R.H. Donnelley, Inc.                            275,000        303,187
Retail - Multiline                         SGS International, Inc.                         250,000        251,250
                                                                                                      -----------
                                                                                                        2,039,935     2.7%
                                                                                                      -----------

Retail - Specialty                         AmeriGas Partners,  L.P.                        175,000        166,250
Retail - Specialty                         Blockbuster, Inc.
Retail - Specialty                         Blockbuster, Inc. (144A)
Retail - Specialty                         Brookstone Co., Inc. (144A)
Retail - Specialty                         General Nutrition Centers, Inc.                 200,000        194,500
Retail - Specialty                         Harry & David Holdings, Inc.
                                           Neiman-Marcus Group, Inc.
Retail - Specialty                         (144A)
                                           Neiman-Marcus Group, Inc.
Retail - Specialty                         (144A)
Retail - Specialty                         Suburban Propane Partners, L.P.
Retail - Specialty                         True Temper Sports, Inc.                        375,000        343,125
Retail - Specialty                         United Auto Group, Inc.                         200,000        210,000
                                                                                                      -----------
                                                                                                          913,875     1.2%
                                                                                                      -----------

Semiconductor Equipment & Products         Amkor Technologies, Inc.
Semiconductor Equipment & Products         Amkor Technologies, Inc.
Semiconductor Equipment & Products         Freescale Semiconductor                         200,000        203,000
Semiconductor Equipment & Products         Freescale Semiconductor, Inc.
Semiconductor Equipment & Products         MagnaChip Semiconductor                         175,000        146,125
                                                                                                      -----------
                                                                                                          349,125     0.5%
                                                                                                      -----------

Software                                   Sensus Metering Systems, Inc.                   250,000        245,000
Software                                   Serena Software, Inc.                           100,000        100,750
Software                                   SS&C Technologies, Inc.                         225,000        234,000
Software                                   Sungard Data Systems, Inc.                      350,000        364,875
Software                                   Sungard Data Systems, Inc.                      275,000        285,656
                                                                                                      -----------
                                                                                                        1,230,281     1.6%
                                                                                                      -----------

Telecommunication Services - Diversified   AT&T Corp.                                      350,000        403,012
Telecommunication Services - Diversified   Cincinnati Bell, Inc.
Telecommunication Services - Diversified   Citizens Communications Co.                     200,000        203,500
Telecommunication Services - Diversified   Citizens Communications Co.
                                           Hawaiian Telcom
Telecommunication Services - Diversified   Communications, Inc.
Telecommunication Services - Diversified   Inmarsat Finance, Plc.
Telecommunication Services - Diversified   Insight Midwest, L.P.
Telecommunication Services - Diversified   Insight Midwest, L.P.
Telecommunication Services - Diversified   Intelsat Bermuda Ltd.                           775,000        798,250
Telecommunication Services - Diversified   Intelsat Bermuda, Ltd. (144A)
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                                       225,000        228,375
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                                       175,000        176,313
Telecommunication Services - Diversified   IWO Holdings, Inc.
Telecommunication Services - Diversified   Mediacom Broadband, LLC
Telecommunication Services - Diversified   New Skies Satellites NV                         175,000        185,937
Telecommunication Services - Diversified   Nordic Telephone Holdings Co.                   175,000        180,688
Telecommunication Services - Diversified   PanAmSat Corp.                                  163,000        166,260
Telecommunication Services - Diversified   PanAmSat Holding Corp.                          375,000        279,071
                                           Qwest Communications
Telecommunication Services - Diversified   International, Inc.
                                           Qwest Communications
Telecommunication Services - Diversified   International, Inc. (Series B)
Telecommunication Services - Diversified   Qwest Corp.                                   1,075,000      1,139,500
Telecommunication Services - Diversified   Qwest Corp.
Telecommunication Services - Diversified   Qwest Corp.
Telecommunication Services - Diversified   Qwest Corp.
Telecommunication Services - Diversified   Rogers Cable, Inc.
                                           Rogers Wireless
Telecommunication Services - Diversified   Communications, Inc.                            800,000        766,000
Telecommunication Services - Diversified   Rogers Wireless, Inc.
Telecommunication Services - Diversified   Rogers Wireless, Inc.
Telecommunication Services - Diversified   U.S. Unwired, Inc.                              200,000        223,000
                                           Valor Telecommunications
Telecommunication Services - Diversified   Enterprise                                      200,000        207,500
Telecommunication Services - Diversified   Windstream Corp.                                100,000        102,750
Telecommunication Services - Diversified   Zeus Special Subsidiary, Ltd.                   325,000        225,875
                                                                                                      -----------
                                                                                                        5,286,031     6.9%
                                                                                                      -----------

Telecommunication Services - Wireless      Centennial Communications Corp.                 125,000        128,125
Telecommunication Services - Wireless      Centennial Communications Corp.                 200,000        199,000
Telecommunication Services - Wireless      Centennial Communications Corp.
Telecommunication Services - Wireless      Dobson Cellular Systems
Telecommunication Services - Wireless      IPSCO, Inc.
Telecommunication Services - Wireless      Nextel Communications, Inc.                     575,000        585,676
Telecommunication Services - Wireless      Rural Cellular Corp.
                                                                                                      -----------
                                                                                                          912,801     1.2%
                                                                                                      -----------

Textiles, Apparel & Luxury Goods           Collins & Aikman, Inc.                          125,000        123,437
Textiles, Apparel & Luxury Goods           INVISTA, Inc.                                   325,000        342,875
Textiles, Apparel & Luxury Goods           Levi Strauss & Co.
Textiles, Apparel & Luxury Goods           Pillowtex Corp. *                               175,000             --
Textiles, Apparel & Luxury Goods           Warnaco, Inc.                                   175,000        178,500
                                                                                                      -----------
                                                                                                          644,812     0.8%
                                                                                                      -----------

Transportation                             CHC Helicopter Corp.
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.
Transportation                             Holt Group, Inc. *                              100,000             --
Transportation                             Stena AB                                        250,000        266,875
Transportation                             Stena AB                                        150,000        146,250
                                                                                                      -----------
                                                                                                          413,125     0.5%
                                                                                                      -----------

--------------------------------------------------------------------------------------------------------------------------
Total Domestic Bonds & Debt Securities                                           (Cost $72,850,941)    72,470,191    94.2%
--------------------------------------------------------------------------------------------------------------------------

Convertible Bonds
-----------------

Entertainment                              Magna Entertainment Corp.                       125,000        120,000     0.2%

--------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                             (Cost $124,661)       120,000     0.2%
--------------------------------------------------------------------------------------------------------------------------

Common Stocks                              Security Description                        Shares            Value
-------------                              --------------------                        ------            -----
                                           General Chemical Industrial
Chemicals                                  Products, Inc. *                                     45         43,112     0.1%
                                                                                                      -----------

Containers & Packaging                     Russell-Stanley Holdings, Inc. *                  2,000             --     0.0%
                                                                                                      -----------

Electric Utilities                         NorthWestern Corp.

Financial - Diversified                    Classic Holding Co., LLC *

Food & Drug Retailing                      B&G Food, Inc.                                    5,715         92,640     0.1%
                                                                                                      -----------

Telecommunication Services - Diversified   NTL, Inc.                                         1,775         44,197
Telecommunication Services - Diversified   Viatel Holding Bermuda, Ltd. *                    1,237             87
                                                                                                      -----------
                                                                                                           44,284     0.1%
                                                                                                      -----------

Telecommunication Services - Wireless      iPCS, Inc. *

--------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                                 (Cost $588,225)       180,036     0.3%
--------------------------------------------------------------------------------------------------------------------------

Term Loans
----------

Hotels, Restaurants & Leisure              Denny's Corp. (144A)
Hotels, Restaurants & Leisure              Denny's Corp. (144A)
Hotels, Restaurants & Leisure              Denny's Corp. (144A)
Hotels, Restaurants & Leisure              Denny's Corp. (144A)
Hotels, Restaurants & Leisure              Denny's Corp. (144A)
Hotels, Restaurants & Leisure              Denny's Corp. (144A)

Total Term Loans

Preferred Stock

Auto Components                            HLI Operating Co., Inc.

Oil & Gas                                  Chesapeake Energy Corp.

Retail - Specialty                         GNC Corp. *                                         200        240,500     0.3%
                                                                                                      -----------

--------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks                                                              (Cost $201,200)       240,500     0.3%
--------------------------------------------------------------------------------------------------------------------------

Warrants
--------

                                           General Chemical Industrial
Chemicals                                  Products, Inc. *                                     26         19,828
                                           General Chemical Industrial
Chemicals                                  Products, Inc. *                                     19         11,058
                                                                                                      -----------
                                                                                                           30,886     0.0%
                                                                                                      -----------

Commercial Services & Supplies             MDP Acquisitions PLC Corp. *                        100          2,050     0.0%
                                                                                                      -----------

Containers & Packaging                     Pliant Corp. *                                      100              1     0.0%
                                                                                                      -----------

Electronic Equipment & Instruments         Viasystems Group, Inc. *

Leisure Equipment & Products               AMF Bowling Worldwide, Inc. *                       901             --     0.0%
                                                                                                      -----------

Media                                      Advanstar Holdings Corp. *                           75              1
                                           XM Satellite Radio Holdings,
Media                                      Inc. - Class A *                                    125          1,062
                                                                                                      -----------
                                                                                                            1,063     0.0%
                                                                                                      -----------

Metals & Mining                            ACP Holding Co. *                                30,652         52,875     0.1%

--------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                      (Cost $105,554)        86,875     0.1%
--------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                      State Street Bank & Trust Co.                 3,492,000      3,492,000     4.5%
---------------------                                                                                 -----------

                                           State Street Navigator Securities
                                           Lending Prime Portfolio

--------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investment                                                       (Cost $3,492,000)     3,492,000     4.5%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                (Cost $77,362,581)    76,589,602    99.6%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                        354,317     0.4%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                             $76,943,919   100.0%
==========================================================================================================================

                                                                                    Met Investors Series Trust
                                                                                            Blackrock
                                                                                            High Yield
                                                                                            Portfolio
                                                                                             Proforma
                                                                                 --------------------------------
Domestic Bonds & Debt Securities           Security Description                     Par Amount           Value
--------------------------------           --------------------                  -----------------    -----------
Advertising                                Advanstar Communications, Inc.                  125,000        134,688
Advertising                                Advanstar Communications, Inc.                  175,000        185,062
Advertising                                Advanstar, Inc.                                 175,000        184,188
Advertising                                Lamar Media Corp.                               310,000        287,250
Advertising                                WDAC Subsidiary Corp.                           475,000        469,062
                                                                                                      -----------
                                                                                                        1,260,250      0.7%
                                                                                                      -----------

Aerospace & Defense                        Alliant Techsystems, Inc.                       465,000        448,250
Aerospace & Defense                        Argo-Tech Corp.                                  75,000         77,250
Aerospace & Defense                        BE Aerospace, Inc.                              475,000        491,625
Aerospace & Defense                        DRS Technologies, Inc.                          390,000        378,825
Aerospace & Defense                        DRS Technologies, Inc.                          400,000        398,000
Aerospace & Defense                        K&F Acquisition, Inc.                           125,000        123,750
Aerospace & Defense                        L-3 Communications Corp.                        425,000        405,875
Aerospace & Defense                        L-3 Communications Corp.                      1,350,000      1,290,250
Aerospace & Defense                        Moog, Inc.                                      550,000        517,000
Aerospace & Defense                        TransDigm, Inc. (144A)                          290,000        288,550
                                                                                                      -----------
                                                                                                        4,419,375      2.6%
                                                                                                      -----------

Agriculture                                Eurofresh, Inc.                                 275,000        270,875
Agriculture                                Reynolds American, Inc.                         350,000        337,750
                                                                                                      -----------
                                                                                                          608,625      0.4%
                                                                                                      -----------

Apparel & Textiles                         Phillips-Van Heusen Corp.                       100,000        102,750      0.1%
                                                                                                      -----------

                                           Advanced Accessory
Auto Components                            Systems LLC                                     200,000        206,500
                                           American Tire Distributors
Auto Components                            Holdings, Inc.                                  150,000        137,250
Auto Components                            Commercial Vehicle Group, Inc.                   35,000         33,513
Auto Components                            Cooper Standard Automotive, Inc.                350,000        277,812
Auto Components                            Hertz Corp.                                     175,000        180,250
                                           Keystone Automotive
Auto Components                            Operations, Inc.                                235,000        222,075
Auto Components                            Rexnord Corp.                                   200,000        221,468
Auto Components                            Stanadyne Corp. Series 1                        250,000        235,000
Auto Components                            Stanadyne Holdings, Inc.                        125,000         63,125
Auto Components                            Stoneridge, Inc.                                200,000        193,000
Auto Components                            Tenneco Automotive, Inc.                        200,000        200,500
Auto Components                            TRW Automotive, Inc.                            235,000        250,063
Auto Components                            TRW Automotive, Inc.                            285,000        312,787
Auto Components                            United Components, Inc.                         250,000        247,500
Auto Components                            Visteon Corp.                                   520,000        486,200
                                                                                                      -----------
                                                                                                        3,267,043      1.9%
                                                                                                      -----------

Automobiles                                General Motors Corp.                            200,000        165,500
Automobiles                                General Motors Corp.                            175,000        137,813
Automobiles                                General Motors Corp.                          2,025,000      1,631,375
                                                                                                      -----------
                                                                                                        1,934,688      1.1%
                                                                                                      -----------

Automotive Loans                           Ford Motor Co.                                  275,000        219,313
Automotive Loans                           Ford Motor Credit Co.                           900,000        799,212
Automotive Loans                           Ford Motor Credit Co.                           670,000        576,627
Automotive Loans                           Ford Motor Credit Co.                         3,775,000      2,730,188
Automotive Loans                           Ford Motor Credit Co. (144A)                    677,663        679,987
                                                                                                      -----------
                                                                                                        5,005,327      2.9%
                                                                                                      -----------

Beverages                                  Constellation Brands, Inc.                      150,000        153,375
Beverages                                  Cott Beverages USA, Inc.                        250,000        250,625
                                                                                                      -----------
                                                                                                          404,000      0.2%
                                                                                                      -----------

                                           Fisher Scientific International,
Biotechnology                              Inc.                                            475,000        460,156      0.3%
                                                                                                      -----------

Building Materials                         Associated Materials, Inc.                       55,000         33,138
Building Materials                         Associated Materials, Inc.                      515,000        512,425
Building Materials                         Goodman Global Holding Co., Inc.                 72,000         72,360
Building Materials                         Goodman Global Holding Co., Inc.                250,000        240,000
Building Materials                         Interline Brands, Inc.                          175,000        175,437
Building Materials                         Nortek, Inc.                                    855,000        827,713
Building Materials                         NTK Holdings, Inc.                              340,000        247,075
                                           Panolam Industries
Building Materials                         International, Inc.                             275,000        268,125
Building Materials                         Ply Gem Industries, Inc.                        225,000        204,750
Building Materials                         Texas Industries, Inc.                           50,000         49,750
Building Materials                         U.S. Concrete, Inc.                             250,000        253,750
Building Materials                         U.S. Concrete, Inc. (144A)                       50,000         50,500
                                                                                                      -----------
                                                                                                        2,935,023      1.7%
                                                                                                      -----------

Business Services                          Lamar Media Corp.                               175,000        171,937
Business Services                          R.H. Donnelley Corp. (144A)                     325,000        299,000
Business Services                          RH Donnelley Corp.                              475,000        438,500
Business Services                          RH Donnelley Corp.                              950,000        959,313
                                                                                                      -----------
                                                                                                        1,868,750      1.1%
                                                                                                      -----------

Capital Markets                            E*Trade Financial Corp.                         100,000        102,500      0.1%
                                                                                                      -----------

                                           Equistar Chemicals
Chemicals                                  LP/Equistar Funding Corp.                       250,000        264,375
Chemicals                                  Huntsman International LLC                      547,000        556,495
Chemicals                                  Huntsman International, LLC                     450,000        468,000
Chemicals                                  IMC Global, Inc.                                 53,000         56,445
Chemicals                                  Innophos, Inc.                                  100,000         98,500
Chemicals                                  Lyondell Chemical Co.                           162,000        167,265
Chemicals                                  Lyondell Chemical Co.                            75,000         76,500
Chemicals                                  Nalco Co.                                       275,000        278,437
Chemicals                                  PQ Corp.                                        175,000        165,375
Chemicals                                  Rhodia S.A.                                     950,000        940,500
Chemicals                                  Rhodia S.A.                                     137,000        146,248
Chemicals                                  Rockwood Specialties Group, Inc.                 50,000         64,851
Chemicals                                  Union Carbide Chemicals &
                                           Plastics Co., Inc.                              175,000        183,251
Chemicals                                  Union Carbide Corp.                              50,000         51,063
                                                                                                      -----------
                                                                                                        3,517,305      2.1%
                                                                                                      -----------

Commercial Services & Supplies             Alderwoods Group, Inc.                          850,000        896,750
                                           Avis Budget Car Rental,
Commercial Services & Supplies             LLC (144A)                                       80,000         77,600
Commercial Services & Supplies             Brand Services, Inc.                            325,000        368,062
Commercial Services & Supplies             Carriage Services, Inc.                         125,000        121,875
                                           Education Management Corp.
Commercial Services & Supplies             (144A)                                          240,000        237,600
Commercial Services & Supplies             Education Management LLC                        250,000        250,000
Commercial Services & Supplies             Hertz Corp.                                   1,265,000      1,342,650
Commercial Services & Supplies             Insurance Auto Auctions, Inc.                   275,000        272,250
Commercial Services & Supplies             iPayment, Inc.                                  150,000        150,000
Commercial Services & Supplies             NationsRent Cos., Inc.                          145,000        153,338
Commercial Services & Supplies             NationsRent, Inc.                               150,000        160,500
                                                                                                      -----------
                                                                                                        4,030,625      2.4%
                                                                                                      -----------

Computers & Peripherals                    Activant Solutions, Inc.                        350,000        339,001
Computers & Peripherals                    Seagate Technology HDD Holdings                 225,000        231,750
Computers & Peripherals                    SMART Modular Technologies, Inc.                162,000        172,327
                                                                                                      -----------
                                                                                                          743,078      0.4%
                                                                                                      -----------

Containers & Packaging                     Ball Corp.                                      150,000        140,250
Containers & Packaging                     Berry Plastics Corp.                            325,000        353,437
Containers & Packaging                     Crown Americas, LLC                             175,000        173,250
Containers & Packaging                     Crown Cork & Seal Co., Inc.                     850,000        745,875
Containers & Packaging                     Crown Cork & Seal Finance, Plc.                  75,000         75,094
                                           Graphic Packaging International
Containers & Packaging                     Corp.                                            75,000         74,813
                                           Graphic Packaging International
Containers & Packaging                     Corp.                                           900,000        892,875
Containers & Packaging                     Greif, Inc.                                     225,000        237,938
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.                                 225,000        208,688
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.                                 300,000        302,250
                                           Owens-Brockway Glass
Containers & Packaging                     Container, Inc.                                 575,000        592,250
Containers & Packaging                     Owens-Illinois, Inc.                            350,000        353,500
Containers & Packaging                     Plastipak Holdings, Inc.                        305,000        305,625
Containers & Packaging                     Russell-Stanley Holdings, Inc. *                 18,258          5,079
                                           Smurfit-Stone Container
Containers & Packaging                     Enterprises, Inc.                               225,000        212,625
                                           Smurfit-Stone Container
Containers & Packaging                     Enterprises, Inc.                                75,000         77,438
                                                                                                      -----------
                                                                                                        4,750,987      2.8%
                                                                                                      -----------

                                           AES China Generating Co.,
Electric Utilities                         Ltd.                                            500,000        495,021
Electric Utilities                         AES Corp. (The)                                  50,000         52,500
Electric Utilities                         AES Corp. (The) (144A)                          110,000        118,250
Electric Utilities                         Calpine Generating Co., LLC *                   375,000        383,906
Electric Utilities                         CMS Energy Corp.                                200,000        203,500
Electric Utilities                         Edison Mission Energy                           225,000        228,375
Electric Utilities                         Edison Mission Energy                           720,000        709,400
Electric Utilities                         Edison Mission Energy (144A)                     60,000         58,800
Electric Utilities                         FPL Energy National Wind                        117,738        114,256
Electric Utilities                         Inergy Finance Corp.                            300,000        303,000
Electric Utilities                         Inergy LP/Inergy Finance Corp.                  275,000        257,125
Electric Utilities                         Midwest Generation, LLC                         258,095        270,999
                                           Mirant Americas Generation,
Electric Utilities                         LLC                                             365,000        354,050
Electric Utilities                         Nevada Power Co.                                260,000        282,710
Electric Utilities                         Nevada Power Co.                                 50,000         47,668
Electric Utilities                         Nevada Power Co.                                300,000        299,898
Electric Utilities                         NorthWestern Corp.                               75,000         73,854
Electric Utilities                         NRG Energy, Inc.                                325,000        317,187
Electric Utilities                         NRG Energy, Inc.                              1,220,000      1,190,125
Electric Utilities                         PSEG Energy Holdings LLC                        200,000        206,000
Electric Utilities                         PSEG Energy Holdings LLC                        250,000        271,250
Electric Utilities                         Reliant Energy, Inc.                            150,000        150,000
Electric Utilities                         Sierra Pacific Resources                        200,000        189,964
Electric Utilities                         TECO Energy, Inc.                                75,000         73,313
Electric Utilities                         VeraSun Energy                                  175,000        185,500
                                                                                                      -----------
                                                                                                        6,836,651      4.0%
                                                                                                      -----------

                                           Superior Essex Communications
Electrical Components & Equipment          LLC/Essex Group, Inc.                           250,000        255,000      0.1%
                                                                                                      -----------

Energy                                     Atlas Pipeline Partners, L.P.                   100,000        100,125
                                           Northwest Pipeline Corp.
Energy                                     (144A)                                           60,000         59,625
                                           Pacific Energy Partners LP / Pacific
Energy                                     Energy Finance Corp.                            175,000        170,625
Energy                                     SemGroup LP                                     200,000        200,000
Energy                                     SESI, LLC (144A)                                 20,000         19,250
Energy                                     Sonat, Inc.                                     275,000        273,281
Energy                                     Sonat, Inc.                                     675,000        681,750
                                           Transcontinental Gas Pipe
Energy                                     Line Corp.                                      125,000        120,313
                                                                                                      -----------
                                                                                                        1,624,969      0.9%
                                                                                                      -----------

Entertainment & Leisure                    AMC Entertainment, Inc.                         225,000        225,000
Entertainment & Leisure                    AMC Entertainment, Inc.                         195,000        200,363
Entertainment & Leisure                    AMC Entertainment, Inc.                         225,000        231,750
Entertainment & Leisure                    AMC Entertainment, Inc.                         240,000        256,800
Entertainment & Leisure                    Cinemark USA, Inc.                              150,000        158,250
Entertainment & Leisure                    Cinemark, Inc.                                  500,000        390,000
Entertainment & Leisure                    Herbst Gaming, Inc.                             725,000        689,625
                                           HRP Myrtle Beach Operations
Entertainment & Leisure                    LLC/HRP Myrtle Beach Capital Corp.              200,000        199,000
Entertainment & Leisure                    Jacobs Entertainment, Inc.                      175,000        176,750
Entertainment & Leisure                    Penn National Gaming, Inc.                      725,000        677,313
                                           Steinway Musical Instruments,
Entertainment & Leisure                    Inc.                                             75,000         72,938
Entertainment & Leisure                    Tunica-Biloxi Gaming Authority                  175,000        180,250
                                           Universal City Development
Entertainment & Leisure                    Partners                                        375,000        410,156
                                                                                                      -----------
                                                                                                        3,868,195      2.8%
                                                                                                      -----------

Environmental Services                     Allied Waste North America, Inc.                200,000        189,500
Environmental Services                     Allied Waste North America, Inc.                225,000        202,500
Environmental Services                     Allied Waste North America, Inc.                 83,000         87,980
Environmental Services                     Clean Harbors, Inc.                             130,000        146,900
Environmental Services                     IMCO Recycling, Inc.                            225,000        244,125
                                                                                                      -----------
                                                                                                          871,005      0.5%
                                                                                                      -----------

Financial - Diversified                    AAC Group Holding Corp.                         350,000        274,500
Financial - Diversified                    AAC Group Holding Corp.                          75,000         75,375
                                           AMR HoldCo, Inc./EmCare
Financial - Diversified                    HoldCo, Inc.                                    150,000        157,875
                                           BCP Crystal U.S. Holdings
Financial - Diversified                    Corp.                                           179,000        195,110
                                           Calpoint Receivable Structured
Financial - Diversified                    Trust 2001 (144A)                                30,357         30,433
Financial - Diversified                    CCM Merger, Inc. (144A)                         275,000        259,875
Financial - Diversified                    CitiSteel USA, Inc.                             120,000        123,900
Financial - Diversified                    CitiSteel USA, Inc. (144A)                       90,000         90,000
Financial - Diversified                    Crystal U.S. Holdings 3 LLC                     763,000        600,048
Financial - Diversified                    Foamex Capital Corp. (144A)                     250,000        222,500
                                           Galaxy Entertainment Finance
Financial - Diversified                    Co., Ltd.                                       275,000        287,375
Financial - Diversified                    General Motors Acceptance Corp.                 450,000        423,976
Financial - Diversified                    General Motors Acceptance Corp.                 550,000        525,348
Financial - Diversified                    General Motors Acceptance Corp.               3,255,000      3,130,294
                                           Global Cash Access LLC/Global
Financial - Diversified                    Cash Finance Corp.                              179,000        189,516
Financial - Diversified                    H&E Finance Corp.                                30,000         33,129
                                           Hexion US Finance Corp./Hexion Nova
Financial - Diversified                    Scotia Finance ULC                              775,000        786,688
Financial - Diversified                    HNS Finance Corp. (144A)                        220,000        215,600
Financial - Diversified                    JSG Funding                                     250,000        258,750
Financial - Diversified                    Montell Finance Co., BV                         155,000        140,275
Financial - Diversified                    Nalco Finance Holdings LLC                      216,000        163,080
Financial - Diversified                    Nell AF SARL                                    670,000        645,913
Financial - Diversified                    Southern Star Central Corp.                      50,000         48,250
Financial - Diversified                    Ucar Finance, Inc.                               40,000         42,200
Financial - Diversified                    UGS Capital Corp. II (144A)                     340,000        336,600
Financial - Diversified                    UGS Corp.                                       425,000        458,000
Financial - Diversified                    Visant Corp.                                    250,000        243,750
Financial - Diversified                    Visant Holding Corp.                            625,000        493,750
Financial - Diversified                    Xerox Capital Trust I                           525,000        526,969
                                                                                                      -----------
                                                                                                       10,979,079      6.4%
                                                                                                      -----------

                                           ASG Consolidated LLC/ASG
Food & Drug Retailing                      Finance, Inc.                                   525,000        444,938      0.3%
                                                                                                      -----------

Food Products                              B&G Foods, Inc.                                 225,000        226,125
Food Products                              Birds Eye Foods, Inc.                            63,000         64,496
Food Products                              Del Monte Corp.                                 550,000        512,250
Food Products                              Delhaize America, Inc.                          425,000        466,059
Food Products                              Dole Food Co., Inc.                             279,000        261,563
Food Products                              Eagle Family Foods, Inc.                        125,000        101,563
Food Products                              Michael Foods, Inc.                             325,000        320,938
Food Products                              Pierre Foods, Inc.                              300,000        306,750
Food Products                              Pilgrim's Pride Corp.                           100,000        100,250
Food Products                              Smithfield Foods, Inc.                          150,000        147,750
                                                                                                      -----------
                                                                                                        2,507,744      1.5%
                                                                                                      -----------

                                           Couch-Tard US LP/Couche-Tard
Food Retailers                             Finance Corp.                                   350,000        350,000      0.2%
                                                                                                      -----------

Foreign Government                         Federative Republic of Brazil                   190,000        200,450      0.1%
                                                                                                      -----------

Health Care Equipment & Supplies           CDRV Investors, Inc.                            725,000        493,000
Health Care Equipment & Supplies           Leiner Health Products, Inc.                    560,000        530,775
Health Care Equipment & Supplies           Safety Products Holdings, Inc.                  275,209        287,593
Health Care Equipment & Supplies           Vanguard Health Holding Co. II                  750,000        749,375
Health Care Equipment & Supplies           VWR International, Inc.                         250,000        244,063
                                           WH Holdings Ltd./WH
Health Care Equipment & Supplies           Capital Corp.                                   190,000        209,000
                                                                                                      -----------
                                                                                                        2,513,806      1.5%
                                                                                                      -----------

Health Care Providers & Services           Accellent, Inc.                                 225,000        231,187
Health Care Providers & Services           Ameripath, Inc.                                 400,000        421,500
Health Care Providers & Services           Bio-Rad Laboratories, Inc.                      225,000        207,563
Health Care Providers & Services           Concentra Operating Corp.                       225,000        234,000
Health Care Providers & Services           CRC Health Corp.                                225,000        230,062
Health Care Providers & Services           DaVita, Inc.                                    640,000        614,400
Health Care Providers & Services           HCA, Inc.                                       675,000        624,123
Health Care Providers & Services           HCA, Inc.                                        20,000         16,574
Health Care Providers & Services           HCA, Inc.                                       375,000        397,224
Health Care Providers & Services           HCA, Inc.                                       300,000        287,978
Health Care Providers & Services           HCA, Inc.                                       275,000        252,721
Health Care Providers & Services           HCA, Inc.                                       400,000        372,620
Health Care Providers & Services           IASIS Healthcare, LLC                           550,000        539,000
Health Care Providers & Services           National Mentor Holdings, Inc.                  225,000        230,062
Health Care Providers & Services           Omnicare, Inc.                                  250,000        238,750
Health Care Providers & Services           Psychiatric Solutions, Inc.                     150,000        147,563
Health Care Providers & Services           Tenet Healthcare Corp.                        1,650,000      1,320,000
Health Care Providers & Services           Tenet Healthcare Corp.                          275,000        250,938
Health Care Providers & Services           Tenet Healthcare Corp.                           35,000         35,000
Health Care Providers & Services           Triad Hospitals, Inc.                           550,000        534,875
                                                                                                      -----------
                                                                                                        7,186,140      4.2%
                                                                                                      -----------

                                           155 East Tropicana LLC/155 East
Hotels, Restaurants & Leisure              Tropicana Finance Corp.                         250,000        239,375
Hotels, Restaurants & Leisure              Aztar Corp.                                     250,000        264,375
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                               175,000        177,406
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                               100,000        105,250
Hotels, Restaurants & Leisure              Boyd Gaming Corp.                               725,000        687,844
Hotels, Restaurants & Leisure              Caesars Entertainment, Inc.                     300,000        317,625
Hotels, Restaurants & Leisure              Caesars Entertainment, Inc.                     575,000        597,937
Hotels, Restaurants & Leisure              Carrols Corp.                                   550,000        551,375
Hotels, Restaurants & Leisure              Dave & Buster's, Inc.                           150,000        144,750
Hotels, Restaurants & Leisure              Gaylord Entertainment Co.                       775,000        727,438
                                           Inn of the Mountain Gods
Hotels, Restaurants & Leisure              Resort & Casino                                 270,000        286,875
Hotels, Restaurants & Leisure              Intrawest Corp.                                 275,000        275,000
Hotels, Restaurants & Leisure              Isle of Capri Casinos, Inc.                     550,000        519,063
Hotels, Restaurants & Leisure              Kerzner International, Ltd.                     750,000        784,313
Hotels, Restaurants & Leisure              Landry's Restaurants, Inc.                      225,000        207,563
Hotels, Restaurants & Leisure              Las Vegas Sands Corp.                           550,000        510,125
Hotels, Restaurants & Leisure              Majestic Star Casino LLC                         50,000         52,625
Hotels, Restaurants & Leisure              Mandalay Resort Group                           125,000        132,813
Hotels, Restaurants & Leisure              Mandalay Resort Group                           150,000        156,563
Hotels, Restaurants & Leisure              Mandalay Resort Group                            18,000         19,035
Hotels, Restaurants & Leisure              MGM MIRAGE, Inc.                                500,000        516,250
Hotels, Restaurants & Leisure              MGM MIRAGE, Inc.                                550,000        572,687
                                           Mohegan Tribal Gaming
Hotels, Restaurants & Leisure              Authority                                       175,000        169,313
Hotels, Restaurants & Leisure              MTR Gaming Group, Inc.                          100,000        100,875
Hotels, Restaurants & Leisure              MTR Gaming Group, Inc.                          225,000        238,781
                                           River Rock Entertainment
Hotels, Restaurants & Leisure              Authority                                        45,000         47,363
Hotels, Restaurants & Leisure              Royal Caribbean Cruises Ltd.                     75,000         74,645
Hotels, Restaurants & Leisure              Royal Caribbean Cruises, Ltd.                   175,000        183,837
Hotels, Restaurants & Leisure              San Pasqual Casino                              200,000        200,500
                                           Starwood Hotels & Resorts
Hotels, Restaurants & Leisure              Worldwide, Inc.                                 350,000        353,937
                                           Starwood Hotels & Resorts
Hotels, Restaurants & Leisure              Worldwide, Inc.                                 100,000        104,875
Hotels, Restaurants & Leisure              Station Casinos, Inc.                           125,000        117,656
Hotels, Restaurants & Leisure              Station Casinos, Inc.                           375,000        349,750
                                           Wynn Las Vegas LLC/Wynn
Hotels, Restaurants & Leisure              Las Vegas Capital                             1,025,000        967,188
                                                                                                      -----------
                                                                                                       10,755,007      6.3%
                                                                                                      -----------

                                           ALH Finance LLC/ALH
Household Products                         Finance Corp.                                   400,000        388,000
Household Products                         American Achievement Corp.                      175,000        173,250
Household Products                         Ames True Temper, Inc.                          275,000        225,500
Household Products                         Beazer Homes USA, Inc.                           35,000         31,850
                                           Beazer Homes USA, Inc.
Household Products                         (144A)                                          335,000        322,019
Household Products                         Church & Dwight Co., Inc.                       375,000        348,125
Household Products                         Glenoit Corp. *                                  50,000             --
Household Products                         Hovnanian Enterprises, Inc.                   1,150,000      1,017,750
Household Products                         Jacuzzi Brands, Inc.                            155,000        163,719
Household Products                         Jarden Corp.                                    250,000        256,250
Household Products                         KB Home                                         425,000        404,801
Household Products                         KB Home                                         125,000        129,532
Household Products                         KB Home                                         325,000        339,625
                                           Norcraft Cos. LP/Norcraft
Household Products                         Finance Corp.                                   150,000        153,375
                                           Norcraft Holdings LP/Norcraft
Household Products                         Capital Corp.                                   800,000        650,000
Household Products                         Sealy Mattress Co.                              650,000        650,875
Household Products                         Simmons Bedding Co.                             175,000        116,375
Household Products                         Simmons Bedding Co.                             225,000        210,375
Household Products                         Spectrum Brands, Inc.                         1,232,000      1,003,000
Household Products                         Spectrum Brands, Inc.                           100,000         86,000
Household Products                         Visant Holdings Corp.                           350,000        339,500
Household Products                         William Lyon Homes, Inc.                        350,000        336,000
                                                                                                      -----------
                                                                                                        7,345,921      4.3%
                                                                                                      -----------

Household Products/Wares                   American Greetings                              215,000        216,950      0.1%
                                                                                                      -----------

Industrial - Diversified                   Amsted Industries, Inc.                         100,000        107,500
                                           Covalence Specialty
Industrial - Diversified                   Materials Corp.                                 300,000        289,500
Industrial - Diversified                   Da-Lite Screen Co., Inc.                        250,000        266,250
Industrial - Diversified                   Koppers, Inc.                                   152,000        163,780
Industrial - Diversified                   Neenah Co.                                      191,000        207,235
                                           Norcross Safety Products
Industrial - Diversified                   LLC/Norcoss Capital Co.                         250,000        260,625
Industrial - Diversified                   Nutro Products, Inc. (144A)                      65,000         66,219
Industrial - Diversified                   Nutro Products, Inc.                            255,000        262,957
Industrial - Diversified                   Reddy Ice Holdings, Inc.                        325,000        263,250
Industrial - Diversified                   Ryerson Tull, Inc.                              150,000        150,000
Industrial - Diversified                   Stena AB                                        125,000        115,625
                                                                                                      -----------
                                                                                                        2,152,941      1.3%
                                                                                                      -----------

                                           Crum & Forster Holdings
Insurance                                  Corp.                                           410,000        417,175      0.2%
                                                                                                      -----------

Internet & Catalog Retail                  FTD, Inc.                                       494,000        487,560      0.3%
                                                                                                      -----------

                                           Knowledge Learning Center,
Leisure Equipment & Products               Inc.                                            425,000        391,000
Leisure Equipment & Products               Pinnacle Entertainment, Inc.                    550,000        573,375
                                                                                                      -----------
                                                                                                          964,375      0.3%
                                                                                                      -----------

Machinery                                  BGF Industries, Inc.                            275,000        257,125
Machinery                                  Case New Holland, Inc.                          650,000        685,501
                                           Clark Material Handling
Machinery                                  Company *                                       150,000             --
Machinery                                  Hexcel Corp.                                    350,000        327,250
Machinery                                  Terex Corp.                                     467,000        464,665
                                                                                                      -----------
                                                                                                        1,734,541      1.0%
                                                                                                      -----------

Media                                      Affinion Group, Inc. (144A)                     375,000        376,875
Media                                      AM/FM, Inc.                                     200,000        207,940
Media                                      CBD Media Holdings LLC                          425,000        425,000
Media                                      CCH I Holdings LLC                              382,000        229,875
Media                                      CCH I LLC                                       364,000        319,335
Media                                      CCO Holdings, LLC                               300,000        306,000
Media                                      Charter Communications                          720,000        724,300
                                           Charter Communications
Media                                      Holdings, LLC                                   150,000        115,500
Media                                      Charter Communications
                                           Holdings, LLC                                   170,000        130,900
                                           Charter Communications
Media                                      Holdings, LLC                                    80,000         63,200
                                           Charter Communications
Media                                      Operating, LLC (144A)                           550,000        550,688
Media                                      CMP Susquehanna Corp. (144A)                     95,000         88,350
Media                                      CSC Holdings, Inc.                            1,010,000      1,010,000
Media                                      CSC Holdings, Inc.                              100,000         99,000
Media                                      CSC Holdings, Inc.                              175,000        176,094
Media                                      CSC Holdings, Inc., Senior Notes                200,000        203,000
Media                                      Dex Media, Inc.                                 625,000        628,125
Media                                      Dex Media, Inc.                                 225,000        190,687
                                           DirecTV Holdings LLC/Direct
Media                                      TV Financing Co.                                211,000        222,077
                                           DirecTV Holdings LLC/Direct
Media                                      TV Financing Co.                                175,000        162,312
Media                                      EchoStar DBS Corp.                            1,175,000      1,104,500
Media                                      EchoStar DBS Corp.                              225,000        220,500
Media                                      EchoStar DBS Corp.                              200,000        192,000
Media                                      EchoStar DBS Corp. (144A)                        90,000         86,625
Media                                      Houghton Mifflin Co.                          1,125,000      1,130,625
Media                                      Houghton Mifflin Co.                            175,000        177,188
Media                                      Houghton Mifflin Co.                            225,000        186,750
Media                                      IESY Repository GMBH                            200,000        192,000
Media                                      Kabel Deutschland GMBH                          705,000        746,525
Media                                      LIN Television Corp.                            275,000        250,938
                                           LodgeNet Entertainment
Media                                      Corp.                                           650,000        693,125
Media                                      NBC Aquisition Corp.                            175,000        129,938
Media                                      Nebraska Book Co., Inc.                         250,000        233,750
Media                                      NTL Cable, Plc.                                 175,000        227,817
Media                                      Quebecor Media, Inc.                            100,000         98,500
Media                                      Radio One, Inc.                                 150,000        137,250
                                           Rainbow National
Media                                      Services LLC                                    325,000        361,562
                                           Rainbow National Services,
Media                                      LLC (144A)                                      100,000        105,000
                                           Reader's Digest Association,
Media                                      Inc.                                            200,000        194,000
Media                                      Shaw Communications, Inc.                       375,000        374,063
Media                                      Sinclair Broadcast Group, Inc.                  535,000        543,025
Media                                      Sirius Satellite Radio, Inc.                    125,000        117,813
Media                                      Videotron                                       175,000        160,563
Media                                      XM Satellite Radio, Inc.                        660,000        605,650
Media                                      XM Satellite Radio, Inc. (144A)                 125,000        114,688
                                                                                                      -----------
                                                                                                       14,613,653      8.6%
                                                                                                      -----------

Metals & Mining                            Hawk Corp.                                      200,000        202,000
                                           International Coal Group, Inc.
Metals & Mining                            (144A)                                          250,000        249,688
Metals & Mining                            Metals USA, Inc. (144A)                         410,000        448,950
Metals & Mining                            Mueller Group, Inc.                             175,000        189,000
Metals & Mining                            Mueller Group, Inc.                             460,000        386,400
Metals & Mining                            RathGibson, Inc. (144A)                         300,000        309,000
Metals & Mining                            Republic Technologies International
                                           LLC/RTI Capital Corp.                           150,000             --
Metals & Mining                            Steel Dynamics, Inc.                            175,000        180,250
Metals & Mining                            United States Steel Corp.                       504,000        541,800
Metals & Mining                            United States Steel Corp.                       150,000        160,500
Metals & Mining                            Valmont Industries, Inc.                        100,000         97,000
                                                                                                      -----------
                                                                                                        2,764,588      1.6%
                                                                                                      -----------

                                           Compass Minerals International,
Mining                                     Inc.                                            150,000        143,250
                                           Compass Minerals International,
Mining                                     Inc.                                            275,000        251,625
                                                                                                      -----------
                                                                                                          394,875      0.2%
                                                                                                      -----------

Office Furnishing & Supplies               Danka Business Systems PLC                      125,000        104,375
Office Furnishing & Supplies               IKON Office Solutions, Inc.                     200,000        198,000
                                           Tempur-Pedic, Inc./Tempur
Office Furnishing & Supplies               Production USA, Inc.                            135,000        143,100
Office Furnishing & Supplies               Xerox Corp.                                     550,000        519,063
Office Furnishing & Supplies               Xerox Corp.                                     400,000        429,000
Office Furnishing & Supplies               Xerox Corp.                                     225,000        227,812
                                                                                                      -----------
                                                                                                        1,621,350      0.9%
                                                                                                      -----------

Oil & Gas                                  Belden & Blake Corp.                            340,000        345,100
                                           Compagnie Generale de
Oil & Gas                                  Geophysique S.A.                                 25,000         24,438
                                           Compagnie Generale de
Oil & Gas                                  Geophysique S.A. (144A)                          60,000         58,650
Oil & Gas                                  Dresser-Rand Group, Inc.                        198,000        189,090
Oil & Gas                                  Dynegy Holdings, Inc.                           400,000        350,000
Oil & Gas                                  Dynegy Holdings, Inc. (144A)                    500,000        492,500
Oil & Gas                                  El Paso CGP Co.                                     930            929
Oil & Gas                                  El Paso Corp.                                   175,000        176,312
Oil & Gas                                  El Paso Corp.                                   150,000        151,125
Oil & Gas                                  El Paso Corp.                                   275,000        268,469
Oil & Gas                                  El Paso Corp. (144A)                             62,000         62,049
Oil & Gas                                  El Paso Production Holding Co.                  825,000        832,062
Oil & Gas                                  Exco Resources, Inc.                            340,000        326,400
Oil & Gas                                  Forest Oil Corp.                                150,000        153,375
Oil & Gas                                  Grant Prideco, Inc.                              75,000         70,313
Oil & Gas                                  Holly Energy Partners, L.P.                     300,000        276,000
Oil & Gas                                  Mariner Energy, Inc. (144A)                     210,000        202,125
Oil & Gas                                  Newfield Exploration Co.                        225,000        214,313
                                           Pacific Energy Partners LP / Pacific
Oil & Gas                                  Energy Finance Corp.                            175,000        177,625
Oil & Gas                                  PetroHawk Energy Corp. (144A)                   230,000        228,850
Oil & Gas                                  Pogo Producing Co.                              325,000        334,750
Oil & Gas                                  Pogo Producing Co.                               75,000         69,656
Oil & Gas                                  Pogo Producing Co. (144A)                        90,000         90,225
Oil & Gas                                  Pride International, Inc.                       125,000        125,625
Oil & Gas                                  Range Resources Corp.                           125,000        115,938
Oil & Gas                                  Range Resources Corp.                           200,000        199,500
Oil & Gas                                  SEMCO Energy, Inc.                              125,000        124,733
Oil & Gas                                  Tennessee Gas Pipeline Co.                      150,000        150,844
Oil & Gas                                  Tennessee Gas Pipeline Co.                      450,000        483,508
Oil & Gas                                  Transcontinental Gas Pipe
                                           Line Corp.                                      525,000        579,563
Oil & Gas                                  Whiting Peteroleum Corp.                        575,000        552,000
Oil & Gas                                  Williams Companies, Inc.                        425,000        433,500
Oil & Gas                                  Williams Companies, Inc.                        425,000        433,500
Oil & Gas                                  Williams Cos., Inc.                             850,000        850,000
                                                                                                      -----------
                                                                                                        9,143,067      5.4%
                                                                                                      -----------

Oil & Gas Exploration & Production         Basic Energy Services, Inc.                     175,000        163,625
Oil & Gas Exploration & Production         Chesapeake Energy Corp.                       1,150,000      1,049,375
Oil & Gas Exploration & Production         Chesapeake Energy Corp.                         300,000        273,750
Oil & Gas Exploration & Production         Chesapeake Energy Corp.                         400,000        372,000
                                           Hilcorp Energy I/Hilcorp
Oil & Gas Exploration & Production         Finance Co.                                     100,000        101,250
Oil & Gas Exploration & Production         Pioneer Natural Resources Co.                   250,000        242,151
Oil & Gas Exploration & Production         Range Resources Corp.                            75,000         74,438
                                                                                                      -----------
                                                                                                        2,276,589      1.3%
                                                                                                      -----------

Paper & Forest Products                    Abitibi-Consolidated, Inc.                      275,000        252,312
Paper & Forest Products                    Abitibi-Consolidated, Inc.                      650,000        596,375
Paper & Forest Products                    Appleton Papers, Inc.                           540,000        545,400
Paper & Forest Products                    Boise Cascade, LLC                              550,000        486,750
Paper & Forest Products                    Boise Cascade, LLC                               50,000         49,750
Paper & Forest Products                    Catalyst Paper Corp.                             75,000         67,125
Paper & Forest Products                    Catalyst Paper Corp.                            450,000        438,750
Paper & Forest Products                    Glatfelter (144A)                               115,000        113,519
Paper & Forest Products                    Graham Packaging Co., Inc.                      100,000         98,500
Paper & Forest Products                    Graham Packaging Co., Inc.                      450,000        445,500
Paper & Forest Products                    Jefferson Smurfit Corp.                         300,012        282,761
Paper & Forest Products                    Mercer International, Inc.                      250,000        223,750
Paper & Forest Products                    Neenah Paper, Inc.                               50,000         46,000
Paper & Forest Products                    NewPage Corp.                                    95,000        103,550
Paper & Forest Products                    NewPage Corp.                                   440,000        456,900
Paper & Forest Products                    Tembec Industries, Inc.                         175,000         92,750
                                                                                                      -----------
                                                                                                        4,299,692      2.5%
                                                                                                      -----------

Personal Products                          Playtex Products, Inc.                          140,000        144,900
Personal Products                          Playtex Products, Inc.                          325,000        340,031
                                                                                                      -----------
                                                                                                          484,931      0.3%
                                                                                                      -----------

                                           Angiotech Pharmaceuticals,
Pharmaceuticals                            Inc. (144A)                                      35,000         33,425
                                           Valeant Pharmaceuticals
Pharmaceuticals                            International                                   575,000        546,250
Pharmaceuticals                            Warner Chilcott Corp.                           175,000        180,250
                                                                                                      -----------
                                                                                                          759,925      0.4%
                                                                                                      -----------

Publishing                                 Dex Media West - Series B                       488,000        531,308
Publishing                                 PRIMEDIA, Inc.                                  725,000        696,875
                                                                                                      -----------
                                                                                                        1,228,183      0.7%
                                                                                                      -----------

                                           American Real Estate Partners
                                           LP/American Real Estate Finance
Real Estate                                Corp.                                           250,000        241,250
Real Estate                                CB Richard Ellis Services, Inc.                 114,000        122,550
Real Estate                                Felcor Lodging, L.P. (REIT)                     200,000        212,000
Real Estate                                Forest City Enterprises, Inc.                    15,000         15,113
Real Estate                                Host Marriott LP (REIT)                         425,000        425,031
Real Estate                                Host Marriott LP (REIT)                         400,000        376,500
Real Estate                                Host Marriott, L.P. (REIT)                      100,000         99,125
                                           Host Marriott, L.P. (REIT)
Real Estate                                (144A)                                           75,000         71,531
Real Estate                                Kimball Hill, Inc.                              190,000        175,750
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                                   250,000        243,750
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                                    75,000         75,375
                                           Ventas Realty LP/Ventas
Real Estate                                Capital Corp.                                   180,000        173,075
                                                                                                      -----------
                                                                                                        2,231,050      1.3%
                                                                                                      -----------

Retail - Multiline                         Affinity Group, Inc.                            150,000        150,000
Retail - Multiline                         Affinity Group, Inc.                            247,338        242,391
                                           AmeriGas Partners LP/AmeriGas
Retail - Multiline                         Eagle Finance Corp.                             125,000        117,813
Retail - Multiline                         Autonation, Inc.                                200,000        197,375
Retail - Multiline                         Autonation, Inc.                                200,000        199,500
Retail - Multiline                         Baker & Taylor, Inc.                            225,000        226,125
Retail - Multiline                         EPL Finance Corp.                               235,000        269,238
Retail - Multiline                         J.C. Penney Co., Inc.                           351,000        402,794
Retail - Multiline                         R.H. Donnelley, Inc.                            275,000        303,187
Retail - Multiline                         SGS International, Inc.                         250,000        251,250
                                                                                                      -----------
                                                                                                        2,359,673      1.4%
                                                                                                      -----------

Retail - Specialty                         AmeriGas Partners,  L.P.                        175,000        166,250
Retail - Specialty                         Blockbuster, Inc.                                80,000         74,600
Retail - Specialty                         Blockbuster, Inc. (144A)                        140,000        130,550
Retail - Specialty                         Brookstone Co., Inc. (144A)                      95,000         83,600
Retail - Specialty                         General Nutrition Centers, Inc.                 200,000        194,500
Retail - Specialty                         Harry & David Holdings, Inc.                    375,000        339,375
                                           Neiman-Marcus Group, Inc.
Retail - Specialty                         (144A)                                           25,000         26,125
                                           Neiman-Marcus Group, Inc.
Retail - Specialty                         (144A)                                          405,000        430,313
Retail - Specialty                         Suburban Propane Partners, L.P.                 265,000        247,775
Retail - Specialty                         True Temper Sports, Inc.                        375,000        343,125
Retail - Specialty                         United Auto Group, Inc.                         200,000        210,000
                                                                                                      -----------
                                                                                                        2,246,213      1.3%
                                                                                                      -----------

Semiconductor Equipment & Products         Amkor Technologies, Inc.                        455,000        419,169
Semiconductor Equipment & Products         Amkor Technologies, Inc.                        240,000        227,400
Semiconductor Equipment & Products         Freescale Semiconductor                         200,000        203,000
Semiconductor Equipment & Products         Freescale Semiconductor, Inc.                   375,000        382,500
Semiconductor Equipment & Products         MagnaChip Semiconductor                         625,000        519,625
                                                                                                      -----------
                                                                                                        1,751,694      1.0%
                                                                                                      -----------

Software                                   Sensus Metering Systems, Inc.                   250,000        245,000
Software                                   Serena Software, Inc.                           100,000        100,750
Software                                   SS&C Technologies, Inc.                         225,000        234,000
Software                                   Sungard Data Systems, Inc.                      350,000        364,875
Software                                   Sungard Data Systems, Inc.                      990,000      1,024,787
                                                                                                      -----------
                                                                                                        1,969,412      1.1%
                                                                                                      -----------

Telecommunication Services - Diversified   AT&T Corp.                                      350,000        403,012
Telecommunication Services - Diversified   Cincinnati Bell, Inc.                           650,000        612,625
Telecommunication Services - Diversified   Citizens Communications Co.                     200,000        203,500
Telecommunication Services - Diversified   Citizens Communications Co.                     500,000        472,500
                                           Hawaiian Telcom
Telecommunication Services - Diversified   Communications, Inc.                            265,000        277,588
Telecommunication Services - Diversified   Inmarsat Finance, Plc.                          100,000         85,125
Telecommunication Services - Diversified   Insight Midwest, L.P.                            50,000         51,000
Telecommunication Services - Diversified   Insight Midwest, L.P.                           675,000        688,500
Telecommunication Services - Diversified   Intelsat Bermuda Ltd.                         1,480,000      1,520,875
Telecommunication Services - Diversified   Intelsat Bermuda, Ltd. (144A)                   395,000        407,838
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                                       225,000        228,375
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                                       675,000        669,938
                                           Intelsat Subsidiary Holding
Telecommunication Services - Diversified   Co., Ltd.                                       175,000        176,313
Telecommunication Services - Diversified   IWO Holdings, Inc.                              100,000        103,500
Telecommunication Services - Diversified   Mediacom Broadband, LLC                          65,000         64,675
Telecommunication Services - Diversified   New Skies Satellites NV                         175,000        185,937
Telecommunication Services - Diversified   Nordic Telephone Holdings Co.                   445,000        458,113
Telecommunication Services - Diversified   PanAmSat Corp.                                  338,000        343,885
Telecommunication Services - Diversified   PanAmSat Holding Corp.                          375,000        279,071
                                           Qwest Communications
Telecommunication Services - Diversified   International, Inc.                              95,000         92,625
                                           Qwest Communications
Telecommunication Services - Diversified   International, Inc. (Series B)                  390,000        380,250
Telecommunication Services - Diversified   Qwest Corp.                                   1,075,000      1,139,500
Telecommunication Services - Diversified   Qwest Corp.                                     348,000        352,350
Telecommunication Services - Diversified   Qwest Corp.                                     105,000         98,438
Telecommunication Services - Diversified   Qwest Corp.                                     785,000        679,025
Telecommunication Services - Diversified   Rogers Cable, Inc.                               75,000         71,438
                                           Rogers Wireless
Telecommunication Services - Diversified   Communications, Inc.                            800,000        766,000
Telecommunication Services - Diversified   Rogers Wireless, Inc.                           475,000        478,563
Telecommunication Services - Diversified   Rogers Wireless, Inc.                           620,000        633,950
Telecommunication Services - Diversified   U.S. Unwired, Inc.                              200,000        223,000
                                           Valor Telecommunications
Telecommunication Services - Diversified   Enterprise                                      200,000        207,500
Telecommunication Services - Diversified   Windstream Corp.                                640,000        654,900
Telecommunication Services - Diversified   Zeus Special Subsidiary, Ltd.                   325,000        225,875
                                                                                                      -----------
                                                                                                       13,235,784      7.8%
                                                                                                      -----------

Telecommunication Services - Wireless      Centennial Communications Corp.                 125,000        128,125
Telecommunication Services - Wireless      Centennial Communications Corp.                 200,000        199,000
Telecommunication Services - Wireless      Centennial Communications Corp.                 700,000        736,750
Telecommunication Services - Wireless      Dobson Cellular Systems                         275,000        282,563
Telecommunication Services - Wireless      IPSCO, Inc.                                     300,000        321,750
Telecommunication Services - Wireless      Nextel Communications, Inc.                     575,000        585,676
Telecommunication Services - Wireless      Rural Cellular Corp.                            700,000        718,375
                                                                                                      -----------
                                                                                                        2,972,239      1.7%
                                                                                                      -----------

Textiles, Apparel & Luxury Goods           Collins & Aikman, Inc.                          125,000        123,437
Textiles, Apparel & Luxury Goods           INVISTA, Inc.                                   325,000        342,875
Textiles, Apparel & Luxury Goods           Levi Strauss & Co.                              825,000        825,000
Textiles, Apparel & Luxury Goods           Pillowtex Corp. *                               175,000             --
Textiles, Apparel & Luxury Goods           Warnaco, Inc.                                   175,000        178,500
                                                                                                      -----------
                                                                                                        1,469,812      0.9%
                                                                                                      -----------

Transportation                             CHC Helicopter Corp.                            200,000        192,000
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.                            80,000         82,400
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.                            20,000         22,050
                                           Grupo Transportacion Ferroviaria
Transportation                             Mexicana S.A. de C.V.                           385,000        410,025
Transportation                             Holt Group, Inc. *                              100,000             --
Transportation                             Stena AB                                        250,000        266,875
Transportation                             Stena AB                                        150,000        146,250
                                                                                                      -----------
                                                                                                        1,119,600      0.7%

---------------------------------------------------------------------------------------------------------------------------
Total Domestic Bonds & Debt Securities                                                                164,065,259     96.2%
---------------------------------------------------------------------------------------------------------------------------

Convertible Bonds
-----------------

Entertainment                              Magna Entertainment Corp.                       125,000        120,000      0.1%
                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                                                   120,000      0.1%
---------------------------------------------------------------------------------------------------------------------------

Common Stocks                              Security Description                                          Value
-------------                              --------------------                                       -----------
                                           General Chemical Industrial
Chemicals                                  Products, Inc. *                                     45         43,112      0.0%
                                                                                                      -----------

Containers & Packaging                     Russell-Stanley Holdings, Inc. *                  2,000             --      0.0%
                                                                                                      -----------

Electric Utilities                         NorthWestern Corp.                               17,382        597,072      0.4%
                                                                                                      -----------

Financial - Diversified                    Classic Holding Co., LLC *                        1,057         34,549      0.0%
                                                                                                      -----------

Food & Drug Retailing                      B&G Food, Inc.                                    5,715         92,640      0.1%
                                                                                                      -----------

Telecommunication Services - Diversified   NTL, Inc.                                         1,775         44,197
Telecommunication Services - Diversified   Viatel Holding Bermuda, Ltd. *                    1,237             87
                                                                                                      -----------
                                                                                                           44,284      0.0%
                                                                                                      -----------

Telecommunication Services - Wireless      iPCS, Inc. *                                        957         46,223      0.0%
                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                                                       857,880      0.5%
---------------------------------------------------------------------------------------------------------------------------

Term Loans
----------

Hotels, Restaurants & Leisure              Denny's Corp. (144A)                             83,333         84,792
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                             83,333         84,792
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                             83,333         84,792
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                             83,333         83,854
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                             83,333         83,854
Hotels, Restaurants & Leisure              Denny's Corp. (144A)                             83,333         83,854
                                                                                                      -----------
                                                                                                          505,938      0.3%
                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------
Total Term Loans                                                                                          505,938      0.3%
---------------------------------------------------------------------------------------------------------------------------

Preferred Stock
---------------

Auto Components                            HLI Operating Co., Inc.                              40          1,400      0.0%
                                                                                                      -----------

Oil & Gas                                  Chesapeake Energy Corp.                             395        101,918      0.1%
                                                                                                      -----------

Retail - Specialty                         GNC Corp. *                                         200        240,500      0.1%
                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks                                                                                    343,818      0.2%
---------------------------------------------------------------------------------------------------------------------------

Warrants
--------

                                           General Chemical Industrial
Chemicals                                  Products, Inc. *                                     26         19,828
                                           General Chemical Industrial
Chemicals                                  Products, Inc. *                                     19         11,058
                                                                                                      -----------
                                                                                                           30,886      0.0%
                                                                                                      -----------

Commercial Services & Supplies             MDP Acquisitions PLC Corp. *                        100          2,050      0.0%
                                                                                                      -----------

Containers & Packaging                     Pliant Corp. *                                      100              1      0.0%
                                                                                                      -----------

Electronic Equipment & Instruments         Viasystems Group, Inc. *                          9,411             --
                                                                                                      -----------

Leisure Equipment & Products               AMF Bowling Worldwide, Inc. *                       901             --      0.0%
                                                                                                      -----------

Media                                      Advanstar Holdings Corp. *                           75              1
                                           XM Satellite Radio Holdings,
Media                                      Inc. - Class A *                                    125          1,062
                                                                                                      -----------
                                                                                                            1,063      0.0%
                                                                                                      -----------

Metals & Mining                            ACP Holding Co. *                                30,652         52,875      0.0%
                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                                             86,875      0.0%
---------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                      State Street Bank & Trust Co.                 3,492,000      3,492,000      2.0%
---------------------                                                                                 -----------
                                           State Street Navigator Securities
                                           Lending Prime Portfolio                      18,913,860     18,913,860     11.1%
                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investment                                                                            22,405,860     13.1%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                                     188,385,630    110.5%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                      (53,000)(a)   (17,815,257)   -10.5%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                               (53,000(a)    170,570,373    100.0%
===========================================================================================================================

* Non Income producing security.

As of June 30, 2006, all portfolio securities of the acquired fund will comply with the investment restrictions and/or compliance guidelines of the acquiring fund.

(a) Reflects merger related expenses of $53,000.

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (UNAUDITED)

                                                                   Metropolitan
                                                                   Series Fund,
                                                                       Inc.                                          Met Investors
                                                                      Western      Met Investors                     Series Trust
                                                                       Asset       Series Trust    Adjustments         Blackrock
                                                                    Management       Blackrock     (References        High Yield
                                                                    High Yield      High Yield     are to Pro          Portfolio
                                                                     Portfolio       Portfolio        Forma            Pro Forma
                                                                     6/30/2006       6/30/2006     Footnotes)          Combined
                                                                   -------------   -------------   -----------       -------------
Assets
Investments at value *                                             $ 111,796,028   $  73,097,602   $         0       $ 184,893,630
Repo                                                                           0       3,492,000             0           3,492,000
Cash                                                                   1,187,143             965             0           1,188,108
Foreign cash                                                              12,219               0             0              12,219
Receivable for:
       Securities sold                                                   171,697         271,254                           442,951
       Fund shares sold                                                       10               0             0                  10
       Futures variation margin                                                0               0             0                   0
       Dividends and interest                                          1,933,946       1,515,737             0           3,449,683
       Prepaid expenses                                                        0               0             0                   0
       Unrealized appreciation
       on forward currency contracts                                           0               0             0                   0
       Foreign taxes                                                           0               0             0                   0
       Other Assets                                                            0               0             0                   0
       Due from investment adviser                                             0               0             0                   0
                                                                   -------------   -------------   -----------       -------------
           Total assets                                              115,101,043      78,377,558             0         193,478,601
                                                                   -------------   -------------   -----------       -------------
Liabilities
   Payable for:
       Securities purchased                                            2,319,083       1,097,547             0           3,416,630
       Due to custodian bank                                                   0               0                                 0
       Fund shares redeemed                                              126,612         199,874             0             326,486
       Futures variation margin                                                0               0                                 0
       Collateral on securities on loan                               18,913,860               0             0          18,913,860
       Foreign taxes                                                          74               0             0                  74
Accrued expenses:
       Management fees                                                    39,009          38,345             0              77,354
       Service and distribution fees                                           0               0             0                   0
       Administration Fees Payable                                             0               0             0                   0
       Custodian and Accounting Fees                                           0          30,142             0              30,142
       Trustee Fees Payable                                                    0               0             0                   0
       Other expenses                                                     75,951          67,731        53,000(b)          196,682
                                                                   -------------   -------------   -----------       -------------
          Total liabilities                                           21,474,589       1,433,639        53,000          22,961,228
                                                                   -------------   -------------   -----------       -------------
Net Assets                                                         $  93,626,454   $  76,943,919   $    53,000       $ 170,517,373
                                                                   =============   =============   ===========       =============

----------------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
       Capital paid in                                             $  91,023,519   $  88,045,636   $         0         179,069,155
       Undistributed (distributions
       in excess of) net investment income                             3,926,965     (12,959,504)      (53,000)(b)      (9,085,539)
       Accumulated net realized gains (losses)                           502,510        (772,979)            0            (270,469)
       Unrealized appreciation (depreciation) on investments,
       futures, and foreign currency                                  (1,826,540)      2,630,766             0             804,226
                                                                   -------------   -------------   -----------       -------------
          Total                                                    $  93,626,454   $  76,943,919   $   (53,000)      $ 170,517,373
                                                                   =============   =============   ===========       =============

Net Assets - Class A                                               $  93,626,454   $  76,943,919   $   (53,000)(b)   $ 170,517,373
                                                                   =============   =============   ===========       =============

Capital shares outstanding - Class A                                   9,850,164       9,222,750     1,376,030(a)       20,448,944
                                                                   =============   =============   ===========       =============

Net Asset Value and Offering Price Per Share - Class A             $        9.51   $        8.34             0       $        8.34
                                                                   =============   =============   ===========       =============

 * Identified cost of investments                                  $  94,709,266   $  73,870,581   $        --         168,579,847
   Cost of cash denominated in foreign currencies                         11,707                            --              11,707

(a) Reflects change in shares outstanding due to the issuance of Class A shares of BlackRock High Yield Portfolio in exchange for Class A shares of Western Asset Management High Yield Portfolio based upon the net asset value of the BlackRock High Yield Portfolio's Class A shares at June 30, 2006.

(b)   Reflects merger related expenses of $53,000

                        See notes to financial statements

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the twelve month period ended June 30, 2006 (UNAUDITED)

                                                                   Metropolitan
                                                                   Series Fund,                                       Met Investors
                                                                       Inc.                                           Series Trust
                                                                      Western       Met Investors   Adjustments         Blackrock
                                                                       Asset        Series Trust    (References        High Yield
                                                                    Management        Blackrock     are to Pro          Portfolio
                                                                    High Yield       High Yield        Forma            Pro Forma
                                                                     Portfolio       Portfolio*     Footnotes)          Combined
                                                                   -------------    -------------   -----------       -------------
Investment Income
        Dividend                                                   $      55,794(1) $      14,619            --       $      70,413
        Interest                                                       8,535,700        6,819,757            --          15,355,457
                                                                   -------------    -------------   -----------       -------------
                                                                       8,591,494        6,834,376            --          15,425,870
Expenses
       Management fees                                             $     511,668    $     533,934       136,868(a)    $   1,182,470
       Deferred Expense Reimbursement                                         --               --            --                  --
       Administration fees                                                58,194           43,331       (66,194)(b)          35,331
       Directors fees and expenses                                        17,635           23,671       (27,635)(b)          13,671
       Custodian                                                          41,126           45,147        (3,126)(b)          83,147
       Transfer agent fees                                                    --            3,016         7,000(b)           10,016
       Audit and tax services                                             28,981           29,791       (28,981)(b)          29,791
       Legal                                                              23,521           25,110       (23,521)(b)          25,110
       Printing                                                           13,390           14,524       (13,390)(b)          14,524
       Insurance                                                           8,911           13,840       (18,911)(b)           3,840
       Organizational Expense                                                 --               --            --                  --
       Miscellaneous expenses                                              1,689              893            --               2,582
                                                                   -------------    -------------   -----------       -------------
          Total Expenses                                                 705,115          733,257       (37,890)          1,400,482
       Expense Reductions                                                      0               --            --                   0
       Expense assumed by the Investment Adviser                               0           (6,722)           --              (6,722)
                                                                   -------------    -------------   -----------       -------------
       Net Expenses                                                      705,115          726,535       (37,890)          1,393,760
                                                                   -------------    -------------   -----------       -------------
       Net Income                                                      7,886,379        6,107,841        37,890          14,032,110
Realized and Unrealized Gain (Loss) on Investments

       Net realized gain (loss) on investments                           860,736          433,111             0           1,293,847
       Net realized gain (loss) on foreign
       currency transactions                                             (78,830)              --             0             (78,830)
       Net realized gain (loss) on futures transactions                        0               --             0                   0
                                                                   -------------    -------------   -----------       -------------
          Net realized gain (loss) on investments, foreign
          currency, and futures transactions                             781,906          433,111             0           1,215,017

       Net unrealized appreciation (depreciation) on investments      (4,995,723)      (2,173,607)            0          (7,169,330)
       Net unrealized appreciation (depreciation) on foreign
       currency transactions                                             (11,545)              --             0             (11,545)
       Net unrealized appreciation (depreciation)
       on futures transactions                                                 0               --             0                   0
                                                                   -------------    -------------   -----------       -------------
       Net unrealized gain (loss) on investments, foreign
       currency, and futures transactions                             (5,007,268)      (2,173,607)            0          (7,180,875)
                                                                   -------------    -------------   -----------       -------------

       Net gain (loss)                                                (4,225,362)      (1,740,496)            0          (5,965,858)

Net increase (decrease) in Net Assets from Operations              $   3,661,017    $   4,367,345   $    37,890       $   8,066,252
                                                                   =============    =============   ===========       =============

--------------------------------------------------------------------------------
(1) Net of foreign taxes of $74      Net of foreign taxes of $xx

(a)   Reflects the Blackrock HighYield Portfolio's investment advisory fee rate.

(b) Reflects adjustment of certain balances to conform to the MIST Blackrock High Yield Portfolio's expense structure.

                        See notes to financial statements

    Met Investors Series Trust

    Notes to Pro Forma Combining Financial Statements (Unaudited)
    June 30, 2006

1   Description of the Fund

    The Blackrock High Yield Portfolio ("Blackrock High Yield") a portfolio of Met Investors Series Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

    Blackrock High Yield consists of class Class A shares.

2   Basis of Combination

    The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Metropolitan Series Fund, Inc., Western Asset Management High Yield Bond Portfolio ("Western Asset Management High Yield Bond") in exchange for shares of Blackrock High Yield Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Blackrock High Yield, and the results of operations of Blackrock High Yield for pre-combination periods will not be restated.

    The pro forma combined financial statements reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

    The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the and Blackrock High Yield, as though the reorganization occurred as of June 30, 2006.

    The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2006 as though the reorganization occurred as of the beginning of the period.

    The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Western Asset Management High Yield Bond and Blackrock High Yield, which are incorporated by reference in the Statement of Additional Information.

3   Portfolio Valuation

    Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

    Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

4   Federal Income Taxes

    Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the Blackrock High Yield intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5   Estimates and Assumptions:

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees/Directors" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. By-Laws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment No. 1").

6(b). Form of Amendment No. 17 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 22 to the Form N-1A Registration Statement filed with the SEC on February 1, 2006.

6(c) Form of Amendment No. 19 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 25 filed with the SEC on November 1, 2006 ("Post-Effective Amendment No. 25").

6(d). Form of Investment Advisory Agreement between BlackRock Financial Management, Inc. and Met Investors Advisory LLC with respect to the BlackRock High Yield Portfolio. Incorporated by reference to Post-Effective Amendment No. 25.

7(a). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

7(b). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to Class B shares. Incorporated by reference to Post-Effective Amendment No. 9.

7(c). Form of Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class E shares. Incorporated by reference to Post-Effective Amendment No. 9.

8. Not applicable.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10(a). Form of Rule 12b-1 Class B Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b). Form of Rule 12b-1 Class E Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 3 to the Form N-1A Registration Statement filed with the SEC on May 18, 2001.

10(c). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.

11. Opinion and consent of Sullivan & Worcester LLP. Incorporated by reference to the Form N-14 Registration Statement filed with the SEC on November 17, 2006.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.

13. Not applicable.

14(a). Consent of Deloitte & Touche LLP with respect to High Yield Bond Trust. Filed herewith.

14(b). Consent of Deloitte & Touche LLP with respect to the Federated High Yield Portfolio of The Travelers Series Trust. Filed herewith.

15. Not applicable.

16. Powers of Attorney. Incorporated by reference to the Form N-14 Registration Statement filed with the SEC on November 17, 2006.

17. Form of Proxy and Voting Instructions. Incorporated by reference to the Form N-14 Registration Statement filed with the SEC on November 17, 2006.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 29th day of December, 2006.


                           MET INVESTORS SERIES TRUST

                                          By:      /s/ Elizabeth M. Forget
                                                   --------------------------
                                                   Name: Elizabeth M. Forget
                                                   Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 29th day of December, 2006.

Signatures                          Title

/s/ Elizabeth M. Forget             President, Trustee
Elizabeth M. Forget

/s/ Jeffrey A. Tupper               Chief Financial Officer and Treasurer
---------------------
Jeffrey A. Tupper

/s/ Stephen M. Alderman*            Trustee
Stephen M. Alderman

/s/ Jack R. Borsting*               Trustee
--------------------
Jack R. Borsting

/s/ Theodore A. Myers*              Trustee
Theodore A. Myers

/s/ Dawn M. Vroegop*                Trustee
-------------------
Dawn M. Vroegop

*By:  /s/ Robert N. Hickey
          Robert N. Hickey
          Attorney-in-fact

                                  EXHIBIT INDEX






         Exhibit
            No.

         12            Tax Opinion and Consent of Sullivan & Worcester LLP

         14(a) Consent of Deloitte & Touche LLP with respect to High Yield Bond Trust

         14(b) Consent of Deloitte & Touche LLP with respect to Federated High Yield Portfolio of The Travelers Series Trust